UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10183

BRIGHTHOUSE FUNDS TRUST I

(Exact name of registrant as specified in charter)

11225 North Community House Rd.

Charlotte, NC 28277

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Kristi Slavin -------------------------- c/o Brighthouse Investment Advisers, LLC 11225 North Community House Rd. Charlotte, NC 28277	Brian D. McCabe, Esq. -------------------------- Ropes and Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199

Registrant’s telephone number, including area code: (980) 949-5121

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1: Report to Shareholders.

(a)	The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Managed By AllianceBernstein L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class B shares of the AB Global Dynamic Allocation Portfolio returned 11.64%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 12.70%.

MARKET ENVIRONMENT / CONDITIONS

U.S., international and emerging-market stocks rose during the twelve-month period ended December 31, 2023. Early in the period, aggressive central bank tightening—led by the U.S. Federal Reserve (the “Fed”)—pressured global equity markets. Bouts of volatility continued as many central banks first reduced the size of rate hikes and then began to pause rate hikes, but reiterated that rates may have to stay higher-for-longer based on inflation data. Later in the period, stronger-than-expected third-quarter economic growth triggered a rapid rise in bond yields—especially the 10-year U.S. Treasury Note, which briefly crossed the 5% threshold for the first time in 16 years. Headwinds from higher U.S. Treasury yields, conflict in the Middle East and mixed third-quarter earnings weighed on investor sentiment globally and briefly sent all major indices into correction territory in October. Equity markets rallied sharply during November and December, as optimism rose that the Fed would begin to cut interest rates in 2024—both earlier and more than previously anticipated. Although U.S. mega-cap Information Technology (“IT”) stocks drove returns through much of the year, the rally broadened considerably during the fourth quarter as soft-landing expectations in the U.S. continued to be underpinned by cooling inflation and moderating economic growth. Within large-cap markets, both growth- and value-oriented stocks rose, but growth significantly outperformed value, led by the IT sector and artificial intelligence optimism. Large-cap stocks outperformed small-cap stocks, although both rose in absolute terms.

Fixed-income government bond market yields were extremely volatile in all major developed markets and developed-market government bond returns started to diverge based on individual country growth/inflation expectations, and central bank decisions. Government bond returns in aggregate were strong as treasury yields fell significantly beginning in mid-October. Overall, developed-market investment-grade corporate bonds materially outperformed government bonds, including in the U.S. and eurozone. High-yield corporate bonds advanced and significantly outperformed government bonds—especially in the eurozone and U.S. emerging-market hard-currency sovereign bonds outperformed developed-market treasuries. Emerging-market hard-currency corporate bonds had strong relative positive returns. Among sovereigns and corporates, emerging-market high yield outperformed investment grade during the period. Local-currency sovereign bonds led emerging-market returns as the U.S. dollar was mixed against all currencies over the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s objective is to provide long-term growth by participating in up-markets and by mitigating the downside. We aim to deliver more consistent returns through broad diversification and reduce volatility by making flexible adjustments to asset allocation. In this way, we aim to capture potential return opportunities and manage risk. The strategic asset allocation is a growth-oriented portfolio with approximately 60% invested in a global mix of equities across capitalization ranges including real estate and 40% invested in a mix of global sovereign bonds.

The Portfolio’s performance was positive but underperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the twelve-month period ending on December 31, 2023. During this period, the Portfolio’s interest rate swap overlay position and real asset overweight were the major detractors from performance. A tactical equity overweight also detracted from performance. Conversely, equity country selection contributed to performance.

The Portfolio began the year modestly overweight equity, encouraged by signs of stabilization in global growth and a continued reopening of the global economy. Late in the first quarter banking turmoil caused excess volatility in the market, causing a reduction in equity exposure. Despite our constructive, longer-term outlook for equities, near-term uncertainties emerged. However, this event was short lived as the government guaranteed deposits beyond the traditional FDIC limit of $250,000 per depositor. The Fed also gave a dovish tone on future rate hikes as sectors began to show the effects of recent rate hikes.

In the second quarter, the Portfolio began to moderate its underweight allocation to return-seeking assets, ending the period with a modest equity overweight. We saw cyclical indicators continuing to improve with broad upward revisions in earnings. During the month of June, equities rallied on the hopes that the Fed was near the end, if not done, with rate hikes.

Coming into the third quarter, the Portfolio carried a modest overweight to return seeking assets. During the quarter the Portfolio’s overweight to equity was moderated and the slight underweight to bonds was neutralized, following the emerging signs that primary drivers of extreme inflation were easing. Early in the quarter, the Fed raised rates for an 11th time, but speculation that its tightening campaign might soon end accelerated after second-quarter U.S. GDP came in ahead of expectations and the Fed’s preferred inflation gauge, the Personal Consumption Expenditures Price Index, recorded its lowest annual gain in nearly two years. Disinflation gained traction in the eurozone, and recessionary fears eased as data pointed

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Managed By AllianceBernstein L.P.

Portfolio Manager Commentary*—(Continued)

to improving economic activity. Although many companies reported better-than-expected earnings, revenue growth was sluggish, and more than 60% of companies issued negative third-quarter guidance. In Asia, China’s faltering recovery weighed somewhat on results as export demand slowed.

Leading into the fourth quarter, the Portfolio carried a modest overweight to return seeking assets. During the month of October, the Portfolio’s overweight to equities was neutralized in response to global equities rising, as stronger-than-expected third-quarter U.S. economic growth supported the Fed’s commitment to higher-for-longer rates and quantitative tightening. This triggered a rapid rise in bond yields. However, this was short-lived as the Portfolio’s overweight to equities increased in the last two months of the year. During the quarter the Portfolio moved to an underweight allocation to bonds as inflation continued to cool across major economies with short-term run rates approaching the 2% target.

The Portfolio ended the period with an overweight to risk assets, including developed market equities and commodities, and a tactical underweight to bonds given the outperformance of bonds in the fourth quarter ahead of expected rate cuts in 2024. However, we continue to closely monitor the underweight to bonds, due to the sharp repricing in policy rate expectations as well as emerging signs that the primary drivers of extreme inflation are easing.

The Portfolio was underweight cash at the end of the period. The Portfolio held an overweight to the U.S. dollar, British pound, Australian dollar, and New Zealand dollar at the end of the period. The Portfolio was underweight the Sweden krona, Swiss franc, and Japanese yen.

The Portfolio utilized equity futures, fixed income futures, currency forwards, exchange-traded funds, interest rate swaps, and total return swaps for both hedging and investment purposes. The Portfolio utilizes a variety of derivative instruments as a component of its overall construction to effectively manage equity, interest rate, credit, and currency risk to hedge positions and to provide efficient exposure. All derivatives performed in line with the manager’s expectations over the period.

Daniel Loewy

Alexander Barenboym

Caglasu Altunkopru

Portfolio Managers

AllianceBernstein L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
AB Global Dynamic Allocation Portfolio
Class B	11.64	3.99	3.70
Dow Jones Moderate Portfolio Index	12.70	6.89	5.49

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Equity Sectors

% of Net Assets
Information Technology	9.4
Financials	8.1
Real Estate	6.6
Health Care	6.4
Industrials	6.4

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	29.8
Foreign Government	10.6

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AB Global Dynamic Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class B (a)	Actual	0.90%	$1,000.00	$1,045.00	$4.64
	Hypothetical*	0.90%	$1,000.00	$1,020.67	$4.58

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—55.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.9%
Airbus SE	25,079	$3,871,152
Axon Enterprise, Inc. (a)	1,187	306,638
BAE Systems PLC	128,640	1,819,984
Boeing Co. (a)	9,582	2,497,644
Dassault Aviation SA	862	170,568
Elbit Systems Ltd.	1,137	240,975
General Dynamics Corp.	3,817	991,160
Howmet Aerospace, Inc.	6,591	356,705
Huntington Ingalls Industries, Inc.	669	173,699
Kongsberg Gruppen ASA	3,792	173,580
L3Harris Technologies, Inc.	3,194	672,720
Leonardo SpA	17,121	282,465
Lockheed Martin Corp.	3,721	1,686,506
Melrose Industries PLC	56,499	408,207
MTU Aero Engines AG	2,278	490,983
Northrop Grumman Corp.	2,388	1,117,918
Rheinmetall AG	1,843	584,235
Rolls-Royce Holdings PLC (a)	356,075	1,356,075
RTX Corp.	24,229	2,038,628
Saab AB - Class B	3,443	207,452
Safran SA	14,461	2,550,983
Singapore Technologies Engineering Ltd.	65,177	191,803
Textron, Inc.	3,303	265,627
Thales SA	4,447	657,693
TransDigm Group, Inc.	932	942,811

		24,056,211

Air Freight & Logistics—0.3%
C.H. Robinson Worldwide, Inc.	1,966	169,843
Deutsche Post AG	41,936	2,077,331
DSV AS	7,876	1,385,480
Expeditors International of Washington, Inc.	2,450	311,640
FedEx Corp.	3,898	986,077
Nippon Express Holdings, Inc.	3,124	177,269
SG Holdings Co. Ltd.	13,386	191,739
United Parcel Service, Inc. - Class B	12,187	1,916,162
Yamato Holdings Co. Ltd.	11,115	205,116

		7,420,657

Automobile Components—0.2%
Aisin Corp.	6,295	219,333
Aptiv PLC (a)	4,766	427,606
BorgWarner, Inc.	3,961	142,002
Bridgestone Corp.	24,155	997,608
Cie Generale des Etablissements Michelin SCA	28,701	1,031,312
Continental AG	4,664	396,675
Denso Corp.	73,336	1,099,962
Koito Manufacturing Co. Ltd.	8,163	126,821
Sumitomo Electric Industries Ltd.	30,272	384,195

		4,825,514

Automobiles—1.3%
Bayerische Motoren Werke AG	13,491	1,500,521
Ferrari NV	5,333	1,797,433
Ford Motor Co.	66,256	807,661

Automobiles—(Continued)
General Motors Co.	23,076	828,890
Honda Motor Co. Ltd.	195,416	2,020,008
Isuzu Motors Ltd.	24,376	312,727
Mazda Motor Corp.	23,772	252,157
Mercedes-Benz Group AG	33,946	2,344,448
Nissan Motor Co. Ltd.	97,047	378,824
Renault SA	8,166	334,137
Stellantis NV (Milan-Traded Shares)	93,598	2,191,929
Subaru Corp.	26,032	475,052
Suzuki Motor Corp.	15,584	670,809
Tesla, Inc. (a)	46,602	11,579,665
Toyota Motor Corp.	448,643	8,235,640
Volkswagen AG (b)	1,272	166,366
Volvo Car AB - Class B (a)	24,912	80,628
Yamaha Motor Co. Ltd.	37,926	337,482

		34,314,377

Banks—3.3%
ABN AMRO Bank NV (GDR)	20,140	302,614
AIB Group PLC	66,473	284,436
ANZ Group Holdings Ltd.	127,141	2,239,930
Banco Bilbao Vizcaya Argentaria SA	252,374	2,299,466
Banco BPM SpA	51,280	270,761
Banco Santander SA	684,684	2,858,181
Bank Hapoalim BM	53,745	481,575
Bank Leumi Le-Israel BM	64,166	515,751
Bank of America Corp.	116,013	3,906,158
Bank of Ireland Group PLC	44,173	400,407
Banque Cantonale Vaudoise	1,302	167,973
Barclays PLC	639,076	1,244,777
BNP Paribas SA	44,441	3,079,181
BOC Hong Kong Holdings Ltd.	154,654	418,491
CaixaBank SA	174,561	718,300
Chiba Bank Ltd.	22,160	159,771
Citigroup, Inc.	32,249	1,658,889
Citizens Financial Group, Inc. (b)	7,856	260,348
Comerica, Inc.	2,222	124,010
Commerzbank AG	44,502	528,580
Commonwealth Bank of Australia	70,912	5,388,793
Concordia Financial Group Ltd.	44,307	202,078
Credit Agricole SA	45,202	641,390
Danske Bank AS	29,180	779,404
DBS Group Holdings Ltd.	76,608	1,935,481
DNB Bank ASA	39,157	831,878
Erste Group Bank AG	14,547	590,219
Fifth Third Bancorp	11,475	395,773
FinecoBank Banca Fineco SpA	25,527	383,536
Hang Seng Bank Ltd.	32,384	376,244
HSBC Holdings PLC	824,354	6,658,380
Huntington Bancshares, Inc.	24,400	310,368
ING Groep NV - Series N	153,126	2,292,326
Intesa Sanpaolo SpA	657,449	1,919,173
Israel Discount Bank Ltd. - Class A	51,714	258,095
Japan Post Bank Co. Ltd.	61,218	623,183
JPMorgan Chase & Co.	48,714	8,286,251
KBC Group NV	10,590	687,131

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
KeyCorp	15,776	$227,174
Lloyds Banking Group PLC	2,683,061	1,624,657
M&T Bank Corp. (b)	2,796	383,276
Mediobanca Banca di Credito Finanziario SpA	23,077	285,513
Mitsubishi UFJ Financial Group, Inc.	483,088	4,157,309
Mizrahi Tefahot Bank Ltd.	6,587	254,647
Mizuho Financial Group, Inc.	102,054	1,745,452
National Australia Bank Ltd.	132,373	2,760,929
NatWest Group PLC	242,983	678,157
Nordea Bank Abp	134,674	1,669,591
Oversea-Chinese Banking Corp. Ltd.	143,188	1,406,472
PNC Financial Services Group, Inc.	6,712	1,039,353
Regions Financial Corp.	15,672	303,723
Resona Holdings, Inc.	89,459	453,050
Shizuoka Financial Group, Inc.	19,569	165,551
Skandinaviska Enskilda Banken AB - Class A	67,134	924,117
Societe Generale SA	31,251	833,184
Standard Chartered PLC	96,953	820,122
Sumitomo Mitsui Financial Group, Inc.	53,756	2,618,460
Sumitomo Mitsui Trust Holdings, Inc.	27,722	531,643
Svenska Handelsbanken AB - A Shares	61,706	669,739
Swedbank AB - A Shares	35,918	725,712
Truist Financial Corp.	22,473	829,703
U.S. Bancorp	26,236	1,135,494
UniCredit SpA	67,952	1,843,383
United Overseas Bank Ltd.	53,519	1,151,859
Wells Fargo & Co.	61,194	3,011,969
Westpac Banking Corp.	148,454	2,310,118
Zions Bancorp NA	2,496	109,499

		89,149,158

Beverages—0.8%
Anheuser-Busch InBev SA	36,747	2,374,089
Asahi Group Holdings Ltd.	20,377	758,445
Brown-Forman Corp. - Class B	3,083	176,039
Budweiser Brewing Co. APAC Ltd. (144A)	71,954	134,336
Carlsberg AS - Class B	4,166	522,165
Coca-Cola Co.	65,566	3,863,804
Coca-Cola Europacific Partners PLC (b)	8,736	583,041
Coca-Cola HBC AG	9,416	276,394
Constellation Brands, Inc. - Class A	2,723	658,285
Davide Campari-Milano NV	21,852	246,449
Diageo PLC	95,102	3,453,553
Heineken Holding NV	5,484	464,867
Heineken NV	12,185	1,239,764
Keurig Dr Pepper, Inc.	16,965	565,274
Kirin Holdings Co. Ltd.	32,867	481,211
Molson Coors Beverage Co. - Class B	3,120	190,975
Monster Beverage Corp. (a)	12,447	717,072
PepsiCo, Inc.	23,167	3,934,683
Pernod Ricard SA	8,652	1,529,934
Remy Cointreau SA	997	126,672
Suntory Beverage & Food Ltd.	5,971	196,710
Treasury Wine Estates Ltd.	33,371	244,426

		22,738,188

Biotechnology—0.7%
AbbVie, Inc.	29,750	4,610,358
Amgen, Inc.	9,018	2,597,364
Argenx SE (a)	2,500	950,025
Biogen, Inc. (a)	2,442	631,916
CSL Ltd.	20,437	3,984,395
Genmab AS (a)	2,796	890,614
Gilead Sciences, Inc.	20,996	1,700,886
Grifols SA (a)	12,470	213,727
Incyte Corp. (a)	3,134	196,784
Moderna, Inc. (a)	5,589	555,826
Regeneron Pharmaceuticals, Inc. (a)	1,805	1,585,313
Swedish Orphan Biovitrum AB (a)	8,181	216,692
Vertex Pharmaceuticals, Inc. (a)	4,342	1,766,716

		19,900,616

Broadline Retail—1.1%
Amazon.com, Inc. (a)	153,236	23,282,678
eBay, Inc.	8,745	381,457
Etsy, Inc. (a)	2,018	163,559
Global-e Online Ltd. (a) (b)	3,922	155,429
Next PLC	5,096	526,064
Pan Pacific International Holdings Corp.	16,146	384,268
Prosus NV	61,883	1,845,172
Rakuten Group, Inc. (b)	62,484	277,637
Wesfarmers Ltd.	47,997	1,863,027

		28,879,291

Building Products—0.4%
A.O. Smith Corp.	2,070	170,651
AGC, Inc.	8,220	304,651
Allegion PLC (b)	1,479	187,375
Assa Abloy AB - Class B	42,403	1,221,605
Builders FirstSource, Inc. (a)	2,079	347,068
Carrier Global Corp.	14,138	812,228
Cie de Saint-Gobain SA	19,337	1,429,900
Daikin Industries Ltd.	11,161	1,812,990
Geberit AG	1,415	909,441
Johnson Controls International PLC	11,463	660,727
Kingspan Group PLC	6,545	565,635
Masco Corp.	3,783	253,385
Nibe Industrier AB - B Shares	63,356	447,790
Rockwool AS - B Shares	404	118,186
TOTO Ltd.	5,549	146,096
Trane Technologies PLC	3,849	938,771
Xinyi Glass Holdings Ltd.	68,911	77,178

		10,403,677

Capital Markets—1.5%
3i Group PLC	41,178	1,267,553
abrdn PLC	79,027	179,571
Ameriprise Financial, Inc.	1,705	647,610
Amundi SA	2,639	180,473
ASX Ltd.	8,225	352,878
Bank of New York Mellon Corp.	12,959	674,516
BlackRock, Inc.	2,356	1,912,601

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—(Continued)
Blackstone, Inc.	11,973	$1,567,505
Cboe Global Markets, Inc.	1,779	317,658
Charles Schwab Corp.	25,077	1,725,298
CME Group, Inc.	6,066	1,277,500
Daiwa Securities Group, Inc.	55,767	373,762
Deutsche Bank AG	81,998	1,119,171
Deutsche Boerse AG	8,039	1,655,122
EQT AB (b)	15,078	428,801
Euronext NV (144A)	3,643	316,329
FactSet Research Systems, Inc.	640	305,312
Franklin Resources, Inc.	4,750	141,502
Futu Holdings Ltd. (ADR) (a)	2,332	127,397
Goldman Sachs Group, Inc.	5,495	2,119,806
Hargreaves Lansdown PLC	14,871	138,568
Hong Kong Exchanges & Clearing Ltd.	51,000	1,744,974
Intercontinental Exchange, Inc.	9,644	1,238,579
Invesco Ltd.	7,575	135,138
Japan Exchange Group, Inc.	21,244	448,221
Julius Baer Group Ltd.	8,715	489,697
London Stock Exchange Group PLC	17,619	2,082,808
Macquarie Group Ltd.	15,533	1,935,835
MarketAxess Holdings, Inc.	639	187,131
Moody’s Corp.	2,652	1,035,765
Morgan Stanley	21,295	1,985,759
MSCI, Inc.	1,333	754,011
Nasdaq, Inc.	5,736	333,491
Nomura Holdings, Inc.	127,145	573,099
Northern Trust Corp.	3,489	294,402
Partners Group Holding AG	961	1,389,390
Raymond James Financial, Inc.	3,166	353,009
S&P Global, Inc.	5,459	2,404,799
SBI Holdings, Inc.	10,476	234,974
Schroders PLC	33,696	183,928
Singapore Exchange Ltd.	35,822	266,272
St. James’s Place PLC	22,932	199,150
State Street Corp.	5,200	402,792
T. Rowe Price Group, Inc.	3,765	405,453
UBS Group AG	139,143	4,321,610

		40,229,220

Chemicals—1.2%
Air Liquide SA	22,158	4,310,425
Air Products & Chemicals, Inc.	3,743	1,024,833
Akzo Nobel NV	7,218	596,392
Albemarle Corp. (b)	1,977	285,637
Arkema SA	2,558	290,979
Asahi Kasei Corp.	52,446	388,081
BASF SE	37,759	2,033,253
Celanese Corp. (b)	1,687	262,109
CF Industries Holdings, Inc. (b)	3,219	255,911
Chr Hansen Holding AS	4,473	374,978
Clariant AG	9,020	133,518
Corteva, Inc.	11,875	569,050
Covestro AG (a)	8,183	475,959
Croda International PLC	5,925	380,755
Dow, Inc.	11,819	648,154

Chemicals—(Continued)
DSM-Firmenich AG	7,868	801,092
DuPont de Nemours, Inc.	7,246	557,435
Eastman Chemical Co.	1,998	179,460
Ecolab, Inc.	4,264	845,764
EMS-Chemie Holding AG	301	243,801
Evonik Industries AG	9,857	201,255
FMC Corp.	2,102	132,531
Givaudan SA	391	1,626,577
ICL Group Ltd.	32,341	162,772
International Flavors & Fragrances, Inc.	4,301	348,252
JSR Corp.	7,588	216,176
Linde PLC	8,171	3,355,911
LyondellBasell Industries NV - Class A	4,318	410,555
Mitsubishi Chemical Group Corp.	53,525	327,070
Mitsui Chemicals, Inc.	7,306	216,055
Mosaic Co.	5,507	196,765
Nippon Paint Holdings Co. Ltd.	39,640	319,445
Nippon Sanso Holdings Corp.	7,425	198,003
Nissan Chemical Corp.	5,290	205,945
Nitto Denko Corp.	6,073	452,772
Novozymes AS - B Shares	8,653	476,436
OCI NV	4,410	128,207
Orica Ltd.	19,042	206,305
PPG Industries, Inc.	3,973	594,162
Sherwin-Williams Co.	3,968	1,237,619
Shin-Etsu Chemical Co. Ltd.	77,069	3,220,423
Sika AG	6,450	2,107,435
Sumitomo Chemical Co. Ltd.	58,840	143,328
Syensqo SA (a)	3,142	326,951
Symrise AG	5,618	617,934
Toray Industries, Inc.	57,974	301,754
Tosoh Corp.	10,872	138,562
Umicore SA	8,945	245,840
Wacker Chemie AG	804	101,467
Yara International ASA	7,068	251,147

		33,125,240

Commercial Services & Supplies—0.2%
Brambles Ltd.	58,788	544,325
Cintas Corp.	1,459	879,281
Copart, Inc. (a)	14,723	721,427
Dai Nippon Printing Co. Ltd.	8,655	255,386
Rentokil Initial PLC	106,718	606,085
Republic Services, Inc.	3,446	568,280
Rollins, Inc.	4,731	206,603
Secom Co. Ltd.	8,883	638,526
Securitas AB - B Shares (b)	20,560	201,760
TOPPAN Holdings, Inc.	10,517	292,615
Veralto Corp.	3,694	303,868
Waste Management, Inc. (b)	6,176	1,106,122

		6,324,278

Communications Equipment—0.3%
Arista Networks, Inc. (a)	4,246	999,975
Cisco Systems, Inc.	68,253	3,448,142
F5, Inc. (a)	1,006	180,054

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Communications Equipment—(Continued)
Juniper Networks, Inc.	5,373	$158,396
Motorola Solutions, Inc.	2,797	875,713
Nokia OYJ	228,756	785,918
Telefonaktiebolaget LM Ericsson - B Shares	123,883	782,885

		7,231,083

Construction & Engineering—0.2%
ACS Actividades de Construccion y Servicios SA	8,826	391,765
Bouygues SA	8,102	305,939
Eiffage SA	3,122	335,118
Ferrovial SE	21,692	791,870
Kajima Corp.	17,997	299,698
Obayashi Corp.	27,146	234,377
Quanta Services, Inc. (b)	2,448	528,279
Shimizu Corp.	22,023	146,333
Skanska AB - B Shares	14,223	257,320
Taisei Corp.	7,242	247,297
Vinci SA	21,479	2,697,616

		6,235,612

Construction Materials—0.2%
CRH PLC	29,933	2,062,746
Heidelberg Materials AG	5,908	527,869
Holcim AG	22,051	1,731,615
James Hardie Industries PLC (a)	18,620	718,698
Martin Marietta Materials, Inc.	1,041	519,365
Vulcan Materials Co.	2,239	508,275

		6,068,568

Consumer Finance—0.1%
American Express Co.	9,701	1,817,385
Capital One Financial Corp.	6,417	841,397
Discover Financial Services	4,214	473,654
Synchrony Financial	6,973	266,299

		3,398,735

Consumer Staples Distribution & Retail—0.8%
Aeon Co. Ltd.	27,666	617,256
Carrefour SA	24,368	445,986
Coles Group Ltd.	56,621	620,398
Costco Wholesale Corp.	7,460	4,924,197
Dollar General Corp.	3,698	502,743
Dollar Tree, Inc. (a) (b)	3,522	500,300
Endeavour Group Ltd.	59,898	212,278
HelloFresh SE (a)	6,486	102,735
J Sainsbury PLC	69,257	266,563
Jeronimo Martins SGPS SA	12,042	306,185
Kesko OYJ - B Shares	11,418	226,287
Kobe Bussan Co. Ltd.	6,290	185,627
Koninklijke Ahold Delhaize NV	40,604	1,165,842
Kroger Co.	11,151	509,712
MatsukiyoCocokara & Co.	14,344	253,527
Ocado Group PLC (a)	24,208	232,600
Seven & i Holdings Co. Ltd.	31,877	1,262,490
Sysco Corp.	8,496	621,312

Consumer Staples Distribution & Retail—(Continued)
Target Corp.	7,778	1,107,743
Tesco PLC	299,681	1,108,538
Walgreens Boots Alliance, Inc. (b)	12,082	315,461
Walmart, Inc.	24,037	3,789,433
Woolworths Group Ltd.	51,680	1,307,850

		20,585,063

Containers & Packaging—0.1%
Amcor PLC	24,354	234,773
Avery Dennison Corp.	1,357	274,331
Ball Corp. (b)	5,313	305,604
International Paper Co.	5,830	210,755
Packaging Corp. of America	1,510	245,994
SIG Group AG	13,006	299,352
Smurfit Kappa Group PLC	11,017	434,309
Westrock Co.	4,320	179,366

		2,184,484

Distributors—0.0%
D’ieteren Group	928	181,528
Genuine Parts Co.	2,362	327,137
LKQ Corp.	4,509	215,485
Pool Corp. (b)	652	259,959

		984,109

Diversified Consumer Services—0.0%
IDP Education Ltd.	11,186	152,211
Pearson PLC	26,946	330,868

		483,079

Diversified REITs—0.4%
abrdn Property Income Trust Ltd.	33,698	22,697
Activia Properties, Inc.	64	176,079
AEW U.K. REIT PLC	13,950	17,972
Alexander & Baldwin, Inc.	6,353	120,834
American Assets Trust, Inc.	4,273	96,185
Argosy Property Ltd.	74,171	52,449
Armada Hoffler Properties, Inc.	5,854	72,414
Balanced Commercial Property Trust Ltd.	47,801	44,022
British Land Co. PLC	81,771	414,624
Broadstone Net Lease, Inc.	16,436	283,028
Charter Hall Long Wale REIT	58,299	148,761
Covivio SA	6,889	372,330
Cromwell European Real Estate Investment Trust	28,200	44,169
Custodian Property Income Reit PLC	35,946	40,041
Daiwa House REIT Investment Corp.	287	511,710
Empire State Realty Trust, Inc. - Class A (b)	11,525	111,677
Essential Properties Realty Trust, Inc. (b)	13,656	349,047
Global Net Lease, Inc. (b)	17,031	169,458
GPT Group	249,645	785,526
Growthpoint Properties Australia Ltd.	24,016	37,963
H&R Real Estate Investment Trust	22,680	169,452
Hankyu Hanshin REIT, Inc.	59	58,081
Heiwa Real Estate REIT, Inc.	88	83,876
Hulic Reit, Inc.	113	119,366

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified REITs—(Continued)
ICADE	2,851	$112,450
KDX Realty Investment Corp.	523	595,841
Land Securities Group PLC	94,645	847,153
Lar Espana Real Estate Socimi SA	5,199	35,292
LXI REIT PLC	133,226	177,171
Merlin Properties Socimi SA	29,532	327,592
Mirvac Group	513,875	727,790
Mori Trust Reit, Inc.	223	114,535
NIPPON REIT Investment Corp.	39	92,896
Nomura Real Estate Master Fund, Inc.	579	676,270
NTT UD REIT Investment Corp.	120	105,964
OUE Commercial Real Estate Investment Trust	190,050	41,207
Picton Property Income Ltd.	48,379	42,533
Schroder Real Estate Investment Trust Ltd.	43,227	24,479
Sekisui House Reit, Inc.	363	198,144
SK REITs Co. Ltd.	16,150	49,854
Star Asia Investment Corp.	196	80,042
Stockland	310,911	942,368
Stride Property Group	43,398	39,477
Sunlight Real Estate Investment Trust	95,650	26,790
Suntec Real Estate Investment Trust	186,878	173,795
Takara Leben Real Estate Investment Corp.	57	40,709
Tokyu REIT, Inc.	83	100,114
Tritax EuroBox PLC (144A)	71,346	54,262
U.K. Commercial Property REIT Ltd.	65,081	51,300
United Urban Investment Corp.	261	266,428
WP Carey, Inc.	18,695	1,211,623

		11,457,840

Diversified Telecommunication Services—0.6%
AT&T, Inc. (c)	120,480	2,021,654
BT Group PLC	273,429	429,506
Cellnex Telecom SA (a)	23,911	944,752
Deutsche Telekom AG	137,122	3,292,886
Elisa OYJ	6,055	280,800
HKT Trust & HKT Ltd.	158,398	189,474
Infrastrutture Wireless Italiane SpA	14,049	177,946
Koninklijke KPN NV	141,949	488,664
Nippon Telegraph & Telephone Corp.	1,264,166	1,543,410
Orange SA	78,775	896,180
Singapore Telecommunications Ltd.	349,266	652,687
Spark New Zealand Ltd.	77,131	252,653
Swisscom AG	1,096	659,526
Telecom Italia SpA (a)	416,557	135,540
Telefonica SA	206,786	811,988
Telenor ASA	26,642	305,953
Telia Co. AB	98,630	251,587
Telstra Group Ltd.	171,086	460,985
Verizon Communications, Inc.	70,840	2,670,668

		16,466,859

Electric Utilities—0.9%
Acciona SA	1,067	157,581
Alliant Energy Corp. (b)	4,300	220,590
American Electric Power Co., Inc.	8,861	719,690

Electric Utilities—(Continued)
BKW AG	911	162,119
Chubu Electric Power Co., Inc.	26,935	347,543
CK Infrastructure Holdings Ltd.	26,289	146,067
CLP Holdings Ltd.	69,449	572,434
Constellation Energy Corp. (b)	5,382	629,102
Duke Energy Corp.	12,987	1,260,259
Edison International	6,458	461,682
EDP - Energias de Portugal SA	132,756	670,721
Elia Group SA	1,276	159,741
Endesa SA	13,517	275,587
Enel SpA	344,088	2,561,107
Entergy Corp.	3,563	360,540
Evergy, Inc.	3,871	202,066
Eversource Energy	5,886	363,284
Exelon Corp.	16,773	602,151
FirstEnergy Corp.	8,702	319,015
Fortum OYJ	18,755	272,169
Iberdrola SA	255,221	3,337,809
Kansai Electric Power Co., Inc.	29,812	394,821
Mercury NZ Ltd.	28,987	120,942
NextEra Energy, Inc.	34,572	2,099,903
NRG Energy, Inc. (b)	3,804	196,667
Origin Energy Ltd.	72,020	415,654
Orsted AS	8,020	442,843
PG&E Corp.	35,950	648,179
Pinnacle West Capital Corp.	1,911	137,286
Power Assets Holdings Ltd.	57,812	334,688
PPL Corp.	12,421	336,609
Redeia Corp. SA	17,263	284,530
Southern Co.	18,377	1,288,595
SSE PLC	46,204	1,089,998
Terna - Rete Elettrica Nazionale	59,524	496,646
Tokyo Electric Power Co. Holdings, Inc. (a)	63,823	333,173
Verbund AG	2,900	269,615
Xcel Energy, Inc.	9,298	575,639

		23,267,045

Electrical Equipment—0.6%
ABB Ltd.	67,677	3,007,504
AMETEK, Inc.	3,889	641,257
Eaton Corp. PLC	6,728	1,620,237
Emerson Electric Co.	9,606	934,952
Fuji Electric Co. Ltd.	5,428	232,560
Generac Holdings, Inc. (a) (b)	1,035	133,763
Hubbell, Inc.	904	297,353
Legrand SA	11,215	1,168,156
Mitsubishi Electric Corp.	81,755	1,154,101
Nidec Corp.	17,659	719,633
Prysmian SpA	11,110	506,521
Rockwell Automation, Inc.	1,932	599,847
Schneider Electric SE	23,023	4,635,684
Siemens Energy AG (a)	21,720	287,813
Vestas Wind Systems AS (a)	42,723	1,358,209

		17,297,590

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—0.5%
Amphenol Corp. - Class A	10,059	$997,149
Azbil Corp.	4,964	163,593
CDW Corp.	2,257	513,061
Corning, Inc.	12,938	393,962
Halma PLC	16,061	466,647
Hamamatsu Photonics KK	5,992	245,611
Hexagon AB - B Shares	87,834	1,058,233
Hirose Electric Co. Ltd.	1,334	150,761
Ibiden Co. Ltd.	4,816	265,308
Jabil, Inc. (b)	2,156	274,674
Keyence Corp.	8,232	3,608,443
Keysight Technologies, Inc. (a)	2,992	475,997
Kyocera Corp.	54,316	789,515
Murata Manufacturing Co. Ltd.	72,907	1,539,718
Omron Corp.	7,450	345,929
Shimadzu Corp.	10,096	281,332
TDK Corp.	16,448	779,700
TE Connectivity Ltd.	5,237	735,799
Teledyne Technologies, Inc. (a) (b)	795	354,801
Trimble, Inc. (a)	4,192	223,014
Yokogawa Electric Corp.	9,545	181,309
Zebra Technologies Corp. - Class A (a)	865	236,430

		14,080,986

Energy Equipment & Services—0.1%
Baker Hughes Co.	16,955	579,522
Halliburton Co.	15,082	545,214
Schlumberger NV	24,070	1,252,603
Tenaris SA	20,036	348,373

		2,725,712

Entertainment—0.5%
Bollore SE	30,843	193,147
Capcom Co. Ltd.	7,391	238,662
Electronic Arts, Inc.	4,124	564,204
Koei Tecmo Holdings Co. Ltd.	4,827	54,924
Konami Group Corp.	4,301	224,390
Live Nation Entertainment, Inc. (a)	2,391	223,798
Netflix, Inc. (a)	7,375	3,590,740
Nexon Co. Ltd.	14,512	263,555
Nintendo Co. Ltd.	43,954	2,296,867
Sea Ltd. (ADR) (a)	15,481	626,981
Square Enix Holdings Co. Ltd.	3,585	128,465
Take-Two Interactive Software, Inc. (a) (b)	2,665	428,932
Toho Co. Ltd.	4,821	162,777
Universal Music Group NV	34,680	990,327
Walt Disney Co.	30,832	2,783,821
Warner Bros Discovery, Inc. (a)	37,392	425,521

		13,197,111

Financial Services—1.3%
Adyen NV (a)	919	1,184,698
Berkshire Hathaway, Inc. - Class B (a)	30,658	10,934,482
Edenred SE	10,559	633,996
Eurazeo SE	1,894	150,595

Financial Services—(Continued)
EXOR NV	3,960	396,993
Fidelity National Information Services, Inc.	9,983	599,679
Fiserv, Inc. (a)	10,113	1,343,411
FleetCor Technologies, Inc. (a) (b)	1,217	343,936
Global Payments, Inc. (b)	4,388	557,276
Groupe Bruxelles Lambert NV	3,724	293,498
Industrivarden AB - A Shares	5,441	177,776
Industrivarden AB - C Shares	6,184	201,658
Investor AB - B Shares	73,225	1,699,546
Jack Henry & Associates, Inc. (b)	1,227	200,504
L E Lundbergforetagen AB - B Shares	3,282	178,404
M&G PLC	93,762	265,061
Mastercard, Inc. - Class A	13,954	5,951,521
Mitsubishi HC Capital, Inc.	33,728	226,170
Nexi SpA (a)	24,688	202,417
ORIX Corp.	49,629	929,888
PayPal Holdings, Inc. (a) (b)	18,167	1,115,635
Sofina SA	644	160,269
Visa, Inc. - Class A (b)	26,859	6,992,741
Washington H Soul Pattinson & Co. Ltd.	10,036	223,993
Wise PLC - Class A (a)	25,704	285,364
Worldline SA (a)	10,043	174,428

		35,423,939

Food Products—1.0%
Ajinomoto Co., Inc.	18,826	727,552
Archer-Daniels-Midland Co.	8,988	649,113
Associated British Foods PLC	14,537	438,202
Barry Callebaut AG	152	256,883
Bunge Global SA	2,448	247,126
Campbell Soup Co. (b)	3,310	143,091
Chocoladefabriken Lindt & Spruengli AG	5	606,370
Chocoladefabriken Lindt & Spruengli AG (Participation Certificate)	41	492,467
Conagra Brands, Inc. (b)	8,054	230,828
Danone SA	27,240	1,766,822
General Mills, Inc.	9,795	638,046
Hershey Co.	2,526	470,947
Hormel Foods Corp.	4,880	156,697
J.M. Smucker Co.	1,788	225,967
JDE Peet’s NV	4,124	111,034
Kellanova (b)	4,444	248,464
Kerry Group PLC - Class A	6,744	584,907
Kikkoman Corp.	5,754	351,317
Kraft Heinz Co.	13,434	496,789
Lamb Weston Holdings, Inc.	2,442	263,956
Lotus Bakeries NV	18	163,523
McCormick & Co., Inc.	4,234	289,690
MEIJI Holdings Co. Ltd.	10,028	237,807
Mondelez International, Inc. - Class A	22,923	1,660,313
Mowi ASA	19,689	352,503
Nestle SA	112,957	13,073,346
Nissin Foods Holdings Co. Ltd.	8,487	295,939
Orkla ASA	29,656	229,928
Salmar ASA	3,125	174,910
Tyson Foods, Inc. - Class A	4,806	258,323

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Food Products—(Continued)
WH Group Ltd.	348,622	$224,866
Wilmar International Ltd.	80,250	216,554
Yakult Honsha Co. Ltd.	10,946	245,462

		26,529,742

Gas Utilities—0.1%
APA Group	54,276	315,241
Atmos Energy Corp. (b)	2,502	289,982
Enagas SA	10,405	175,544
Hong Kong & China Gas Co. Ltd.	468,033	360,051
Naturgy Energy Group SA (b)	5,436	162,116
Osaka Gas Co. Ltd.	15,935	332,592
Snam SpA	85,310	439,096
Tokyo Gas Co. Ltd.	15,638	358,491

		2,433,113

Ground Transportation—0.4%
Aurizon Holdings Ltd.	76,951	198,740
Central Japan Railway Co.	30,503	773,416
CSX Corp.	33,298	1,154,442
East Japan Railway Co.	12,791	735,840
Grab Holdings Ltd. - Class A (a) (b)	80,165	270,156
Hankyu Hanshin Holdings, Inc.	9,731	309,310
J.B. Hunt Transport Services, Inc. (b)	1,373	274,243
Keisei Electric Railway Co. Ltd.	5,527	260,095
Kintetsu Group Holdings Co. Ltd.	7,752	245,412
MTR Corp. Ltd.	64,904	253,049
Norfolk Southern Corp.	3,810	900,608
Odakyu Electric Railway Co. Ltd.	13,094	199,316
Old Dominion Freight Line, Inc.	1,508	611,238
Tobu Railway Co. Ltd.	8,096	216,892
Tokyu Corp.	20,898	254,629
Uber Technologies, Inc. (a)	34,675	2,134,940
Union Pacific Corp.	10,272	2,523,009
West Japan Railway Co.	9,307	387,578

		11,702,913

Health Care Equipment & Supplies—1.2%
Abbott Laboratories	29,241	3,218,557
Alcon, Inc.	21,141	1,656,113
Align Technology, Inc. (a)	1,200	328,800
Asahi Intecc Co. Ltd.	9,084	184,154
Baxter International, Inc.	8,548	330,466
Becton Dickinson & Co.	4,888	1,191,841
BioMerieux	1,778	198,077
Boston Scientific Corp. (a)	24,672	1,426,288
Carl Zeiss Meditec AG	1,736	189,449
Cochlear Ltd.	2,773	563,437
Coloplast AS - Class B	5,781	660,932
Cooper Cos., Inc.	834	315,619
Demant AS (a)	4,332	190,444
Dentsply Sirona, Inc. (b)	3,570	127,056
DexCom, Inc. (a) (b)	6,510	807,826
DiaSorin SpA	989	101,990
Edwards Lifesciences Corp. (a)	10,220	779,275

Health Care Equipment & Supplies—(Continued)
EssilorLuxottica SA	12,474	2,507,221
Fisher & Paykel Healthcare Corp. Ltd. - Class C	24,623	367,576
GE HealthCare Technologies, Inc.	6,597	510,080
Getinge AB - B Shares	9,725	216,916
Hologic, Inc. (a)	4,127	294,874
Hoya Corp.	14,980	1,863,050
IDEXX Laboratories, Inc. (a) (b)	1,400	777,070
Insulet Corp. (a)	1,177	255,385
Intuitive Surgical, Inc. (a)	5,932	2,001,220
Koninklijke Philips NV	33,394	779,889
Medtronic PLC	22,420	1,846,960
Olympus Corp.	50,888	734,393
ResMed, Inc.	2,479	426,438
Siemens Healthineers AG	11,931	693,319
Smith & Nephew PLC	36,949	505,811
Sonova Holding AG	2,145	701,433
STERIS PLC	1,665	366,050
Straumann Holding AG	4,723	764,052
Stryker Corp.	5,697	1,706,024
Sysmex Corp.	7,106	394,850
Teleflex, Inc.	792	197,477
Terumo Corp.	28,468	928,954
Zimmer Biomet Holdings, Inc.	3,521	428,506

		31,537,872

Health Care Providers & Services—0.8%
Amplifon SpA	5,367	186,258
Cardinal Health, Inc.	4,153	418,623
Cencora, Inc. (b)	2,809	576,913
Centene Corp. (a)	9,001	667,964
Chartwell Retirement Residences	21,069	186,354
Cigna Group	4,931	1,476,588
CVS Health Corp.	21,642	1,708,852
DaVita, Inc. (a)	908	95,122
EBOS Group Ltd.	6,408	143,743
Elevance Health, Inc.	3,959	1,866,906
Fresenius Medical Care AG	8,586	359,037
Fresenius SE & Co. KGaA	17,871	554,693
HCA Healthcare, Inc.	3,337	903,259
Henry Schein, Inc. (a) (b)	2,200	166,562
Humana, Inc.	2,074	949,498
Laboratory Corp. of America Holdings	1,431	325,252
McKesson Corp.	2,242	1,038,001
Molina Healthcare, Inc. (a) (b)	982	354,807
NMC Health PLC (a) (d) (e)	8,180	0
Quest Diagnostics, Inc. (b)	1,895	261,283
Ramsay Health Care Ltd.	7,817	279,536
Sonic Healthcare Ltd.	19,066	416,218
UnitedHealth Group, Inc.	15,585	8,205,035
Universal Health Services, Inc. - Class B	1,028	156,708

		21,297,212

Health Care REITs—0.5%
Aedifica SA	4,153	291,113
Assura PLC	257,540	157,889
CareTrust REIT, Inc. (b)	8,728	195,333

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care REITs—(Continued)
Cofinimmo SA	3,021	$238,911
Community Healthcare Trust, Inc. (b)	2,309	61,512
Health Care & Medical Investment Corp.	31	30,714
Healthcare Realty Trust, Inc. (b)	33,518	577,515
HealthCo REIT	39,600	39,572
Healthpeak Properties, Inc.	57,549	1,139,470
Impact Healthcare Reit PLC	28,223	32,352
Life Science Reit PLC	30,950	24,895
LTC Properties, Inc.	3,582	115,054
Medical Properties Trust, Inc. (b)	52,412	257,343
National Health Investors, Inc.	3,638	203,182
NorthWest Healthcare Properties Real Estate Investment Trust	18,773	73,106
Omega Healthcare Investors, Inc.	21,614	662,685
Parkway Life Real Estate Investment Trust	34,150	95,208
Physicians Realty Trust	20,803	276,888
Primary Health Properties PLC	116,736	153,822
Sabra Health Care REIT, Inc. (b)	20,251	288,982
Target Healthcare REIT PLC	54,823	60,119
Universal Health Realty Income Trust	1,064	46,018
Ventas, Inc.	42,075	2,097,018
Vital Healthcare Property Trust	43,885	61,297
Welltower, Inc.	56,783	5,120,123

		12,300,121

Health Care Technology—0.0%
M3, Inc.	18,761	308,960

Hotel & Resort REITs—0.2%
Apple Hospitality REIT, Inc. (b)	18,877	313,547
CapitaLand Ascott Trust	217,858	163,192
CDL Hospitality Trusts	77,494	65,052
DiamondRock Hospitality Co. (b)	18,383	172,616
Far East Hospitality Trust	86,350	43,503
Hoshino Resorts REIT, Inc.	23	92,249
Host Hotels & Resorts, Inc.	74,300	1,446,621
Hotel Property Investments Ltd.	16,933	33,065
Invincible Investment Corp. (b)	594	256,556
Japan Hotel REIT Investment Corp.	411	201,501
Park Hotels & Resorts, Inc.	18,848	288,374
Pebblebrook Hotel Trust (b)	10,395	166,112
RLJ Lodging Trust	13,544	158,736
Ryman Hospitality Properties, Inc. (b)	5,137	565,378
Service Properties Trust (b)	14,423	123,172
Summit Hotel Properties, Inc.	9,162	61,569
Sunstone Hotel Investors, Inc. (b)	18,243	195,747
Xenia Hotels & Resorts, Inc. (b)	9,377	127,715

		4,474,705

Hotels, Restaurants & Leisure—1.0%
Accor SA	8,405	321,484
Airbnb, Inc. - Class A (a)	7,326	997,362
Amadeus IT Group SA	19,059	1,366,912
Aristocrat Leisure Ltd.	24,790	687,332
Booking Holdings, Inc. (a)	588	2,085,765
Caesars Entertainment, Inc. (a)	3,635	170,409

Hotels, Restaurants & Leisure—(Continued)
Carnival Corp. (a) (b)	16,977	314,754
Chipotle Mexican Grill, Inc. (a)	462	1,056,576
Compass Group PLC	72,473	1,980,319
Darden Restaurants, Inc.	2,027	333,036
Delivery Hero SE (a)	7,474	206,382
Domino’s Pizza, Inc.	588	242,391
Entain PLC	26,702	337,282
Evolution AB	7,754	928,051
Expedia Group, Inc. (a)	2,247	341,072
Flutter Entertainment PLC (a)	7,475	1,316,428
Galaxy Entertainment Group Ltd.	92,449	516,720
Genting Singapore Ltd.	252,777	191,884
Hilton Worldwide Holdings, Inc.	4,321	786,811
InterContinental Hotels Group PLC	7,037	635,572
La Francaise des Jeux SAEM	4,529	164,404
Las Vegas Sands Corp. (b)	6,220	306,086
Lottery Corp. Ltd.	93,049	306,164
Marriott International, Inc. - Class A	4,157	937,445
McDonald’s Corp.	12,222	3,623,945
McDonald’s Holdings Co. Japan Ltd. (b)	3,729	161,515
MGM Resorts International (a)	4,605	205,751
Norwegian Cruise Line Holdings Ltd. (a) (b)	7,168	143,647
Oriental Land Co. Ltd.	46,159	1,714,443
Royal Caribbean Cruises Ltd. (a) (b)	3,972	514,334
Sands China Ltd. (a)	101,414	295,947
Sodexo SA	3,744	412,174
Starbucks Corp.	19,253	1,848,481
Whitbread PLC	8,148	378,527
Wynn Resorts Ltd.	1,618	147,416
Yum! Brands, Inc.	4,723	617,107
Zensho Holdings Co. Ltd.	3,973	207,450

		26,801,378

Household Durables—0.4%
Barratt Developments PLC	40,743	291,444
Berkeley Group Holdings PLC	4,536	270,265
DR Horton, Inc.	5,078	771,754
Garmin Ltd.	2,579	331,505
Iida Group Holdings Co. Ltd.	6,300	94,046
Lennar Corp. - Class A	4,215	628,204
Mohawk Industries, Inc. (a)	891	92,218
NVR, Inc. (a)	54	378,024
Open House Group Co. Ltd.	3,276	96,816
Panasonic Holdings Corp.	93,446	916,236
Persimmon PLC	13,353	235,514
PulteGroup, Inc.	3,626	374,276
SEB SA	1,086	135,607
Sekisui Chemical Co. Ltd.	16,079	231,250
Sekisui House Ltd.	25,239	559,212
Sharp Corp. (a)	10,876	77,329
Sony Group Corp.	53,352	5,055,352
Taylor Wimpey PLC	147,665	276,044
Whirlpool Corp. (b)	924	112,515

		10,927,611

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Household Products—0.4%
Church & Dwight Co., Inc. (b)	4,152	$392,613
Clorox Co.	2,089	297,871
Colgate-Palmolive Co.	13,874	1,105,897
Essity AB - Class B	25,770	638,612
Henkel AG & Co. KGaA	4,417	316,836
Kimberly-Clark Corp.	5,694	691,878
Procter & Gamble Co.	39,714	5,819,690
Reckitt Benckiser Group PLC	30,359	2,094,459
Unicharm Corp.	17,072	616,752

		11,974,608

Independent Power and Renewable Electricity Producers—0.1%
AES Corp.	11,283	217,198
Corp. ACCIONA Energias Renovables SA	2,752	85,608
EDP Renovaveis SA	12,842	264,385
Meridian Energy Ltd.	53,995	189,148
RWE AG	26,749	1,216,157

		1,972,496

Industrial Conglomerates—0.6%
3M Co.	9,307	1,017,441
CK Hutchison Holdings Ltd.	113,349	610,086
DCC PLC	4,201	308,266
General Electric Co.	18,340	2,340,734
Hikari Tsushin, Inc.	880	145,509
Hitachi Ltd.	39,223	2,834,701
Honeywell International, Inc.	11,109	2,329,668
Investment AB Latour - B Shares	6,189	161,457
Jardine Cycle & Carriage Ltd.	4,059	91,261
Jardine Matheson Holdings Ltd.	6,837	281,431
Keppel Corp. Ltd.	60,854	325,369
Lifco AB - B Shares	9,974	245,200
Siemens AG	32,153	6,030,941
Smiths Group PLC	14,620	328,059

		17,050,123

Industrial REITs—1.0%
Advance Logistics Investment Corp.	59	52,996
AIMS APAC REIT	55,850	55,136
Americold Realty Trust, Inc.	23,840	721,637
ARGAN SA	850	80,047
CapitaLand Ascendas REIT	471,160	1,078,843
Centuria Industrial REIT	46,383	102,429
CRE Logistics REIT, Inc.	54	59,414
Dexus Industria REIT	18,720	35,465
Dream Industrial Real Estate Investment Trust	22,218	234,077
EastGroup Properties, Inc.	4,072	747,375
ESR Kendall Square REIT Co. Ltd.	10,597	29,999
ESR-LOGOS REIT	543,807	131,923
First Industrial Realty Trust, Inc.	11,647	613,448
Frasers Logistics & Commercial Trust	252,400	219,375
GLP J-REIT	613	609,456
Goodman Group	72,312	1,241,636
Goodman Property Trust	97,361	140,368
Granite Real Estate Investment Trust	5,266	303,151

Industrial REITs—(Continued)
Industrial & Infrastructure Fund Investment Corp.	172	169,981
Innovative Industrial Properties, Inc.	2,442	246,202
Intervest Offices & Warehouses NV	2,400	54,849
Japan Logistics Fund, Inc.	79	160,027
LaSalle Logiport REIT	165	177,540
LondonMetric Property PLC	93,432	227,511
LXP Industrial Trust	25,335	251,323
Mapletree Industrial Trust	174,512	331,225
Mapletree Logistics Trust	437,165	574,552
Mitsubishi Estate Logistics REIT Investment Corp.	43	114,213
Mitsui Fudosan Logistics Park, Inc.	50	161,995
Montea NV	1,465	139,519
Nippon Prologis REIT, Inc.	315	606,217
Prologis, Inc.	97,210	12,958,093
Rexford Industrial Realty, Inc. (b)	18,597	1,043,292
Segro PLC	157,497	1,772,759
SOSiLA Logistics REIT, Inc.	63	53,586
STAG Industrial, Inc. (b)	16,043	629,848
Terreno Realty Corp.	7,275	455,924
Tritax Big Box REIT PLC	168,304	360,837
Urban Logistics REIT PLC	40,738	66,018
Warehouse REIT PLC	35,050	40,964
Warehouses De Pauw CVA	21,931	688,510

		27,741,760

Insurance—1.8%
Admiral Group PLC	11,015	376,270
Aegon Ltd.	68,695	398,211
Aflac, Inc.	8,961	739,283
Ageas SA	6,794	295,392
AIA Group Ltd.	485,585	4,217,503
Allianz SE	17,063	4,557,535
Allstate Corp.	4,409	617,172
American International Group, Inc.	11,829	801,415
Aon PLC - Class A	3,374	981,901
Arch Capital Group Ltd. (a)	6,288	467,010
Arthur J. Gallagher & Co.	3,638	818,113
ASR Nederland NV	6,682	315,963
Assicurazioni Generali SpA	42,878	904,522
Assurant, Inc.	886	149,282
Aviva PLC	115,853	640,797
AXA SA	76,321	2,491,336
Baloise Holding AG	1,949	305,554
Brown & Brown, Inc.	3,980	283,018
Chubb Ltd.	6,875	1,553,750
Cincinnati Financial Corp.	2,625	271,583
Dai-ichi Life Holdings, Inc.	39,784	844,630
Everest Group Ltd.	731	258,467
Gjensidige Forsikring ASA	8,361	154,215
Globe Life, Inc.	1,443	175,642
Hannover Rueck SE	2,551	609,520
Hartford Financial Services Group, Inc.	5,068	407,366
Helvetia Holding AG	1,589	218,992
Insurance Australia Group Ltd.	102,028	393,089
Japan Post Holdings Co. Ltd.	87,853	784,041
Japan Post Insurance Co. Ltd.	8,009	142,195

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Legal & General Group PLC	252,929	$806,556
Loews Corp.	3,085	214,685
Marsh & McLennan Cos., Inc.	8,308	1,574,117
Medibank Pvt Ltd.	115,132	279,007
MetLife, Inc. (f)	10,477	692,844
MS&AD Insurance Group Holdings, Inc.	18,143	712,022
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,774	2,390,992
NN Group NV	11,455	453,164
Phoenix Group Holdings PLC	31,388	213,202
Poste Italiane SpA	21,841	247,799
Principal Financial Group, Inc.	3,696	290,764
Progressive Corp.	9,858	1,570,182
Prudential Financial, Inc.	6,083	630,868
Prudential PLC	116,477	1,311,198
QBE Insurance Group Ltd.	63,201	637,306
Sampo OYJ - A Shares	19,099	835,834
Sompo Holdings, Inc.	12,504	610,573
Suncorp Group Ltd.	53,739	505,979
Swiss Life Holding AG	1,249	868,299
Swiss Re AG	12,761	1,435,266
T&D Holdings, Inc.	21,261	337,416
Talanx AG	2,732	194,973
Tokio Marine Holdings, Inc.	76,246	1,903,512
Travelers Cos., Inc.	3,849	733,196
Tryg AS	14,827	322,476
W.R. Berkley Corp.	3,433	242,782
Willis Towers Watson PLC	1,740	419,688
Zurich Insurance Group AG	6,192	3,237,227

		48,845,694

Interactive Media & Services—1.5%
Adevinta ASA (a)	14,794	163,584
Alphabet, Inc. - Class A (a)	99,720	13,929,887
Alphabet, Inc. - Class C (a) (c)	83,947	11,830,651
Auto Trader Group PLC	38,403	352,625
CAR Group Ltd.	15,149	320,756
LY Corp.	111,694	394,910
Match Group, Inc. (a)	4,580	167,170
Meta Platforms, Inc. - Class A (a) (c)	37,401	13,238,458
REA Group Ltd.	2,258	277,870
Scout24 SE	3,209	227,040
SEEK Ltd.	14,892	270,193

		41,173,144

IT Services—0.5%
Accenture PLC - Class A	10,575	3,710,873
Akamai Technologies, Inc. (a) (b)	2,542	300,846
Bechtle AG	3,525	176,622
Capgemini SE	6,610	1,382,769
Cognizant Technology Solutions Corp. - Class A	8,449	638,153
EPAM Systems, Inc. (a)	972	289,015
Fujitsu Ltd.	7,448	1,124,393
Gartner, Inc. (a)	1,313	592,307
International Business Machines Corp.	15,386	2,516,380
NEC Corp.	10,389	613,043
Nomura Research Institute Ltd.	16,339	473,433

IT Services—(Continued)
NTT Data Group Corp.	26,384	372,611
Obic Co. Ltd.	2,950	506,586
Otsuka Corp.	4,890	201,107
SCSK Corp.	6,535	129,382
TIS, Inc.	9,197	202,246
VeriSign, Inc. (a)	1,497	308,322
Wix.com Ltd. (a)	2,307	283,807

		13,821,895

Leisure Products—0.1%
Bandai Namco Holdings, Inc.	25,358	506,948
Hasbro, Inc. (b)	2,198	112,230
Shimano, Inc.	3,253	502,161
Yamaha Corp.	5,547	127,867

		1,249,206

Life Sciences Tools & Services—0.5%
Agilent Technologies, Inc.	4,930	685,418
Bachem Holding AG	1,479	114,583
Bio-Rad Laboratories, Inc. - Class A (a)	353	113,980
Bio-Techne Corp.	2,665	205,631
Charles River Laboratories International, Inc. (a) (b)	864	204,250
Danaher Corp.	11,081	2,563,479
Eurofins Scientific SE	5,729	374,838
Illumina, Inc. (a)	2,676	372,606
IQVIA Holdings, Inc. (a)	3,086	714,039
Lonza Group AG	3,151	1,325,679
Mettler-Toledo International, Inc. (a)	365	442,730
Qiagen NV (a)	9,656	420,116
Revvity, Inc. (b)	2,079	227,255
Sartorius Stedim Biotech	1,179	313,144
Thermo Fisher Scientific, Inc.	6,510	3,455,443
Waters Corp. (a)	996	327,913
West Pharmaceutical Services, Inc.	1,247	439,094

		12,300,198

Machinery—1.2%
Alfa Laval AB	12,241	491,160
Alstom SA	11,972	161,213
Atlas Copco AB - A Shares	113,636	1,956,776
Atlas Copco AB - B Shares	66,034	978,932
Caterpillar, Inc.	8,596	2,541,579
Cummins, Inc.	2,388	572,093
Daifuku Co. Ltd.	12,703	255,970
Daimler Truck Holding AG	22,630	849,814
Deere & Co.	4,513	1,804,613
Dover Corp.	2,357	362,530
Epiroc AB - A Shares	27,880	559,393
Epiroc AB - B Shares	16,303	285,286
FANUC Corp.	40,314	1,185,943
Fortive Corp.	5,922	436,037
GEA Group AG	6,926	288,259
Hitachi Construction Machinery Co. Ltd.	4,496	118,714
Hoshizaki Corp.	4,701	171,625
Husqvarna AB - B Shares	14,618	120,498

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
IDEX Corp.	1,274	$276,598
Illinois Tool Works, Inc.	4,614	1,208,591
Indutrade AB	11,653	304,047
Ingersoll Rand, Inc.	6,821	527,536
Knorr-Bremse AG	3,113	201,938
Komatsu Ltd.	39,138	1,019,623
Kone Oyj - Class B	14,380	719,610
Kubota Corp.	42,322	635,119
Makita Corp.	9,562	262,962
Metso OYJ	27,724	280,956
MINEBEA MITSUMI, Inc.	15,441	315,901
MISUMI Group, Inc.	11,901	200,717
Mitsubishi Heavy Industries Ltd.	13,559	788,966
Nordson Corp.	910	240,386
Otis Worldwide Corp.	6,896	616,985
PACCAR, Inc.	8,814	860,687
Parker-Hannifin Corp.	2,165	997,416
Pentair PLC (b)	2,785	202,497
Rational AG	221	170,742
Sandvik AB	45,108	976,308
Schindler Holding AG	1,005	238,585
Schindler Holding AG (Participation Certificate)	1,725	431,704
Seatrium Ltd. (a)	1,854,228	165,528
SKF AB - B Shares	14,515	289,977
SMC Corp.	2,423	1,295,749
Snap-on, Inc.	889	256,779
Spirax-Sarco Engineering PLC	3,128	417,842
Stanley Black & Decker, Inc.	2,583	253,392
Techtronic Industries Co. Ltd.	58,135	695,333
Toyota Industries Corp.	6,204	503,732
VAT Group AG (144A)	1,143	573,596
Volvo AB - A Shares	8,587	227,408
Volvo AB - B Shares	63,841	1,659,607
Wartsila OYJ Abp	19,789	288,249
Westinghouse Air Brake Technologies Corp.	3,019	383,111
Xylem, Inc.	4,062	464,530
Yaskawa Electric Corp.	10,168	422,588

		32,515,730

Marine Transportation—0.1%
AP Moller - Maersk AS - Class A (b)	130	230,594
AP Moller - Maersk AS - Class B	206	370,278
Kawasaki Kisen Kaisha Ltd.	5,907	257,466
Kuehne & Nagel International AG	2,299	792,513
Mitsui OSK Lines Ltd.	14,557	466,961
Nippon Yusen KK	20,504	635,460
SITC International Holdings Co. Ltd.	55,971	96,492

		2,849,764

Media—0.3%
Charter Communications, Inc. - Class A (a)	1,695	658,813
Comcast Corp. - Class A	67,664	2,967,066
Dentsu Group, Inc.	8,656	221,444
Fox Corp. - Class A (b)	4,166	123,605
Fox Corp. - Class B	2,223	61,466
Informa PLC	58,510	580,875

Media—(Continued)
Interpublic Group of Cos., Inc.	6,454	210,659
News Corp. - Class A	6,413	157,439
News Corp. - Class B (b)	1,934	49,742
Omnicom Group, Inc.	3,335	288,511
Paramount Global - Class B (b)	8,129	120,228
Publicis Groupe SA	9,683	900,467
Vivendi SE	28,308	303,167
WPP PLC	44,934	427,143

		7,070,625

Metals & Mining—1.0%
Anglo American PLC	53,758	1,348,961
Antofagasta PLC	16,763	358,587
ArcelorMittal SA	21,647	613,895
BHP Group Ltd.	214,438	7,351,052
BlueScope Steel Ltd.	19,045	303,094
Boliden AB	11,615	362,365
Endeavour Mining PLC	7,751	174,143
Fortescue Ltd.	71,642	1,417,096
Freeport-McMoRan, Inc.	24,163	1,028,619
Glencore PLC	442,835	2,656,673
IGO Ltd.	28,492	174,793
JFE Holdings, Inc.	24,347	376,382
Mineral Resources Ltd.	7,440	353,418
Newmont Corp. (b)	19,420	803,794
Nippon Steel Corp.	36,184	826,823
Norsk Hydro ASA	55,467	373,123
Northern Star Resources Ltd.	48,085	449,806
Nucor Corp.	4,142	720,874
Pilbara Minerals Ltd.	120,952	324,140
Rio Tinto Ltd.	15,705	1,447,362
Rio Tinto PLC	47,637	3,537,906
South32 Ltd.	190,023	431,769
Steel Dynamics, Inc.	2,563	302,690
Sumitomo Metal Mining Co. Ltd.	10,507	315,253
voestalpine AG	4,851	153,030

		26,205,648

Multi-Utilities—0.4%
Ameren Corp. (b)	4,431	320,539
CenterPoint Energy, Inc.	10,636	303,871
Centrica PLC	229,981	411,484
CMS Energy Corp. (b)	4,916	285,472
Consolidated Edison, Inc.	5,817	529,172
Dominion Energy, Inc.	14,100	662,700
DTE Energy Co.	3,474	383,043
E.ON SE	94,981	1,274,180
Engie SA	77,270	1,358,727
National Grid PLC	156,029	2,106,755
NiSource, Inc.	6,963	184,868
Public Service Enterprise Group, Inc.	8,397	513,477
Sembcorp Industries Ltd.	37,300	149,737
Sempra	10,604	792,437
Veolia Environnement SA	28,752	908,136
WEC Energy Group, Inc.	5,315	447,364

		10,631,962

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Office REITs—0.4%
Abacus Group	44,558	$34,813
Alexandria Real Estate Equities, Inc. (b)	17,792	2,255,492
Allied Properties Real Estate Investment Trust (b)	11,129	169,490
Boston Properties, Inc. (b)	16,298	1,143,631
Brandywine Realty Trust	14,901	80,465
Centuria Office REIT	40,859	37,208
Champion REIT	164,106	51,401
CLS Holdings PLC	14,678	19,014
COPT Defense Properties	9,834	252,045
Cousins Properties, Inc.	13,360	325,316
Cromwell Property Group	125,435	35,757
Daiwa Office Investment Corp.	24	113,035
Derwent London PLC	9,807	293,616
Dexus	140,160	729,758
Douglas Emmett, Inc. (b)	14,084	204,218
Easterly Government Properties, Inc. (b)	8,391	112,775
Gecina SA	6,532	797,697
Global One Real Estate Investment Corp.	91	70,568
Great Portland Estates PLC	19,007	101,558
Helical PLC	9,064	25,525
Highwoods Properties, Inc. (b)	9,182	210,819
Hudson Pacific Properties, Inc. (b)	12,058	112,260
Ichigo Office REIT Investment Corp.	104	60,781
Inmobiliaria Colonial Socimi SA	28,083	203,793
Japan Excellent, Inc. (b)	109	96,859
Japan Prime Realty Investment Corp.	81	200,850
Japan Real Estate Investment Corp.	174	719,763
JBG SMITH Properties (b)	8,881	151,066
JR Global Reit	10,198	32,290
Keppel	216,882	152,556
Keppel Pacific Oak U.S. REIT	74,850	27,958
Kilroy Realty Corp.	10,300	410,352
Mirai Corp.	145	44,625
Mori Hills REIT Investment Corp. - Class C	140	139,004
NET Lease Office Properties	1,243	22,971
Nippon Building Fund, Inc.	201	869,484
NSI NV	1,590	32,918
One REIT, Inc.	22	41,339
Orix JREIT, Inc.	233	274,821
Paramount Group, Inc.	16,157	83,532
Piedmont Office Realty Trust, Inc. - Class A	10,780	76,646
Precinct Properties New Zealand Ltd.	117,628	94,002
Prosperity REIT	104,500	18,576
Regional REIT Ltd. (144A)	38,879	17,461
Sankei Real Estate, Inc.	41	26,708
SL Green Realty Corp. (b)	5,642	254,849
Vornado Realty Trust (b)	15,602	440,756
Workspace Group PLC	12,626	90,986

		11,761,407

Oil, Gas & Consumable Fuels—2.0%
Aker BP ASA	13,385	389,006
Ampol Ltd.	10,183	250,427
APA Corp.	5,168	185,428
BP PLC	722,009	4,266,725
Chevron Corp.	29,582	4,412,451

Oil, Gas & Consumable Fuels—(Continued)
ConocoPhillips	20,008	2,322,329
Coterra Energy, Inc.	12,675	323,466
Devon Energy Corp.	10,796	489,059
Diamondback Energy, Inc.	3,016	467,721
ENEOS Holdings, Inc.	121,891	482,580
Eni SpA	99,975	1,696,933
EOG Resources, Inc.	9,826	1,188,455
EQT Corp.	6,931	267,952
Equinor ASA	38,115	1,207,468
Exxon Mobil Corp.	67,497	6,748,350
Galp Energia SGPS SA	19,216	282,669
Hess Corp.	4,658	671,497
Idemitsu Kosan Co. Ltd.	41,385	225,401
Inpex Corp.	41,065	553,495
Kinder Morgan, Inc.	32,585	574,799
Marathon Oil Corp.	9,862	238,266
Marathon Petroleum Corp.	6,398	949,207
Neste OYJ	17,898	635,900
Occidental Petroleum Corp. (b)	11,126	664,333
OMV AG	6,271	275,673
ONEOK, Inc.	9,816	689,280
Phillips 66	7,413	986,967
Pioneer Natural Resources Co.	3,931	884,003
Repsol SA	54,041	801,461
Santos Ltd.	137,399	717,516
Shell PLC	279,947	9,095,250
Targa Resources Corp.	3,757	326,371
TotalEnergies SE	96,950	6,585,664
Valero Energy Corp.	5,737	745,810
Williams Cos., Inc.	20,498	713,945
Woodside Energy Group Ltd.	80,328	1,701,701

		53,017,558

Paper & Forest Products—0.1%
Holmen AB - B Shares	3,225	136,417
Mondi PLC	20,584	402,435
Oji Holdings Corp.	36,045	138,552
Stora Enso OYJ - R Shares	24,321	336,428
Svenska Cellulosa AB SCA - Class B	25,655	384,411
UPM-Kymmene OYJ	22,580	849,363

		2,247,606

Passenger Airlines—0.1%
American Airlines Group, Inc. (a) (b)	11,012	151,305
ANA Holdings, Inc. (a)	6,681	144,779
Delta Air Lines, Inc.	10,842	436,174
Deutsche Lufthansa AG (a)	24,989	222,096
Japan Airlines Co. Ltd.	6,030	118,766
Qantas Airways Ltd. (a)	35,325	128,785
Singapore Airlines Ltd.	62,212	308,322
Southwest Airlines Co. (b)	10,045	290,099
United Airlines Holdings, Inc. (a)	5,527	228,044

		2,028,370

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Personal Care Products—0.5%
Beiersdorf AG	4,265	$639,023
Estee Lauder Cos., Inc. - Class A (b)	3,914	572,423
Haleon PLC	234,406	959,698
Kao Corp.	19,711	810,009
Kenvue, Inc.	29,041	625,253
Kose Corp.	1,463	109,353
L’Oreal SA	10,205	5,073,983
Shiseido Co. Ltd.	16,922	509,437
Unilever PLC	105,783	5,118,195

		14,417,374

Pharmaceuticals—3.2%
Astellas Pharma, Inc.	76,559	917,948
AstraZeneca PLC	65,571	8,831,325
Bayer AG	41,562	1,542,939
Bristol-Myers Squibb Co.	34,286	1,759,215
Catalent, Inc. (a) (b)	3,038	136,497
Chugai Pharmaceutical Co. Ltd.	28,414	1,077,347
Daiichi Sankyo Co. Ltd.	78,252	2,166,354
Eisai Co. Ltd.	10,665	533,639
Eli Lilly & Co.	13,437	7,832,696
GSK PLC	173,244	3,200,041
Hikma Pharmaceuticals PLC	6,928	157,882
Ipsen SA	1,621	193,469
Johnson & Johnson	40,563	6,357,845
Kyowa Kirin Co. Ltd.	11,287	189,836
Merck & Co., Inc.	42,699	4,655,045
Merck KGaA	5,468	869,728
Novartis AG	86,716	8,755,673
Novo Nordisk AS - Class B	138,060	14,280,213
Ono Pharmaceutical Co. Ltd.	16,494	294,606
Orion OYJ - Class B	4,626	200,578
Otsuka Holdings Co. Ltd.	17,700	662,467
Pfizer, Inc.	95,143	2,739,167
Recordati Industria Chimica e Farmaceutica SpA	4,474	241,631
Roche Holding AG	29,723	8,614,681
Roche Holding AG (Bearer Shares)	1,356	421,493
Sandoz Group AG (a)	17,322	558,777
Sanofi SA	48,157	4,774,352
Shionogi & Co. Ltd.	11,054	532,199
Takeda Pharmaceutical Co. Ltd.	66,943	1,921,756
Teva Pharmaceutical Industries Ltd. (ADR) (a)	47,419	495,054
UCB SA	5,353	466,191
Viatris, Inc.	20,215	218,929
Zoetis, Inc. (b)	7,736	1,526,854

		87,126,427

Professional Services—0.6%
Adecco Group AG	6,795	334,390
Automatic Data Processing, Inc.	6,931	1,614,715
BayCurrent Consulting, Inc.	5,680	198,558
Broadridge Financial Solutions, Inc.	1,982	407,796
Bureau Veritas SA	12,532	316,729
Ceridian HCM Holding, Inc. (a) (b)	2,628	176,391
Computershare Ltd.	22,987	381,916
Equifax, Inc.	2,076	513,374

Professional Services—(Continued)
Experian PLC	38,913	1,585,774
Intertek Group PLC	6,846	369,672
Jacobs Solutions, Inc.	2,122	275,436
Leidos Holdings, Inc.	2,317	250,792
Paychex, Inc.	5,417	645,219
Paycom Software, Inc.	826	170,751
Randstad NV	4,699	294,527
Recruit Holdings Co. Ltd.	60,987	2,603,737
RELX PLC	79,932	3,170,126
Robert Half, Inc.	1,784	156,849
SGS SA	6,342	547,726
Teleperformance SE	2,519	368,185
Verisk Analytics, Inc.	2,444	583,774
Wolters Kluwer NV	10,514	1,494,086

		16,460,523

Real Estate Management & Development—1.1%
Abrdn European Logistics Income PLC (144A)	34,576	27,170
Aeon Mall Co. Ltd.	8,154	102,360
Allreal Holding AG	1,285	230,124
Amot Investments Ltd.	18,998	102,032
Aroundtown SA (a)	60,403	165,068
Atrium Ljungberg AB - B Shares	3,924	90,054
Azrieli Group Ltd.	5,098	329,043
BRANICKS Group AG (b)	4,600	17,137
CA Immobilien Anlagen AG	3,008	107,788
CapitaLand Investment Ltd.	333,035	794,622
Castellum AB (a)	37,729	539,415
Catena AB	2,927	137,526
CBRE Group, Inc. - Class A (a)	5,136	478,110
Cibus Nordic Real Estate AB publ	4,982	66,059
City Developments Ltd.	62,248	312,795
Citycon OYJ	6,359	36,524
CK Asset Holdings Ltd.	252,615	1,263,290
Corem Property Group AB - Class B (b)	59,072	62,446
CoStar Group, Inc. (a)	6,881	601,331
Daito Trust Construction Co. Ltd.	2,639	305,473
Daiwa House Industry Co. Ltd.	25,105	758,459
Deutsche EuroShop AG	1,054	26,241
Deutsche Wohnen SE	4,346	114,853
Dios Fastigheter AB	7,781	66,721
Entra ASA (144A)	6,279	71,267
ESR Group Ltd. (144A)	91,488	126,281
Fabege AB (b)	22,172	237,875
Fastighets AB Balder - B Shares (a)	82,438	588,759
Grainger PLC	64,427	216,792
Grand City Properties SA (a)	8,729	98,112
Hang Lung Properties Ltd.	75,222	104,369
Heiwa Real Estate Co. Ltd.	2,798	74,631
Henderson Land Development Co. Ltd.	60,676	187,552
Hiag Immobilien Holding AG	384	36,453
Hongkong Land Holdings Ltd.	143,460	498,414
Hufvudstaden AB - A Shares	9,478	133,383
Hulic Co. Ltd. (b)	52,608	549,344
Hysan Development Co. Ltd.	53,389	105,891
Intershop Holding AG	107	78,251

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Management & Development—(Continued)
Kennedy-Wilson Holdings, Inc. (b)	10,438	$129,222
Kojamo OYJ	14,543	193,102
LEG Immobilien SE (a)	9,716	850,840
Lifestyle Communities Ltd.	8,312	102,787
Melisron Ltd.	2,200	169,766
Mitsubishi Estate Co. Ltd.	143,429	1,970,335
Mitsui Fudosan Co. Ltd.	116,607	2,850,080
Mobimo Holding AG	666	206,933
New World Development Co. Ltd.	187,732	290,142
Nomura Real Estate Holdings, Inc.	14,113	370,252
NP3 Fastigheter AB	2,538	58,637
Nyfosa AB	16,021	153,336
Pandox AB	7,765	115,821
Peach Property Group AG (a)	1,288	17,593
Phoenix Spree Deutschland Ltd. (a)	8,100	17,552
Platzer Fastigheter Holding AB - Class B	4,741	39,848
PSP Swiss Property AG	4,002	560,323
Sagax AB - Class B	24,197	663,836
Samhallsbyggnadsbolaget i Norden AB (b)	97,707	49,560
Sino Land Co. Ltd.	452,612	493,467
Sirius Real Estate Ltd.	101,990	122,296
StorageVault Canada, Inc.	20,991	82,852
Sumitomo Realty & Development Co. Ltd.	47,027	1,393,770
Sun Hung Kai Properties Ltd.	186,940	2,011,802
Swire Pacific Ltd. - Class A	17,908	151,219
Swire Properties Ltd.	142,026	286,360
Swiss Prime Site AG	9,968	1,066,381
TAG Immobilien AG (a)	13,369	194,747
Tokyo Tatemono Co. Ltd.	17,501	261,392
Tricon Residential, Inc. (b)	21,391	194,691
UOL Group Ltd.	62,968	298,489
VGP NV	887	102,659
Vonovia SE	92,583	2,917,394
Wallenstam AB - Class B	29,462	160,257
Wharf Holdings Ltd.	45,200	145,337
Wharf Real Estate Investment Co. Ltd.	206,698	703,084
Wihlborgs Fastigheter AB	23,436	220,156

		29,458,333

Residential REITs—0.8%
Advance Residence Investment Corp.	118	264,196
American Homes 4 Rent - Class A (b)	29,378	1,056,433
Apartment Income REIT Corp. (b)	13,125	455,831
Apartment Investment & Management Co. - Class A (a)	12,796	100,193
AvalonBay Communities, Inc.	14,918	2,792,948
Boardwalk Real Estate Investment Trust	3,256	175,301
Camden Property Trust	10,960	1,088,219
Canadian Apartment Properties REIT (b)	14,703	541,494
Centerspace	1,302	75,776
Comforia Residential REIT, Inc.	61	136,954
Daiwa Securities Living Investments Corp.	172	126,985
Elme Communities	7,659	111,821
Empiric Student Property PLC	51,872	62,546
Equity LifeStyle Properties, Inc. (b)	15,695	1,107,125
Equity Residential	38,771	2,371,234
Essex Property Trust, Inc. (b)	6,752	1,674,091

Residential REITs—(Continued)
Home Invest Belgium SA	850	14,548
Home Reit PLC (a) (d) (e)	72,879	35,300
Independence Realty Trust, Inc.	19,749	302,160
Ingenia Communities Group	32,606	98,432
InterRent Real Estate Investment Trust (b)	11,821	118,027
Invitation Homes, Inc.	63,672	2,171,852
Irish Residential Properties REIT PLC	39,257	48,028
Killam Apartment Real Estate Investment Trust	10,130	137,304
Mid-America Apartment Communities, Inc.	12,252	1,647,404
NexPoint Residential Trust, Inc.	1,955	67,311
Nippon Accommodations Fund, Inc.	41	175,417
PRS REIT PLC	45,629	50,109
Residential Secure Income PLC (144A)	16,350	12,249
Samty Residential Investment Corp.	39	30,318
Starts Proceed Investment Corp.	22	31,339
Sun Communities, Inc.	10,857	1,451,038
Triple Point Social Housing Reit PLC (144A)	31,483	25,297
UDR, Inc.	34,035	1,303,200
UNITE Group PLC	30,594	405,741
Veris Residential, Inc. (b)	6,907	108,647
Xior Student Housing NV	2,662	87,309

		20,462,177

Retail REITs—1.1%
Acadia Realty Trust (b)	8,164	138,706
AEON REIT Investment Corp.	157	157,372
Agree Realty Corp.	8,754	551,064
Ascencio	442	24,284
Brixmor Property Group, Inc. (b)	26,427	614,956
BWP Trust	42,998	103,136
CapitaLand Integrated Commercial Trust	671,467	1,044,496
Carmila SA	5,017	86,428
Charter Hall Retail REIT	43,374	106,351
Choice Properties Real Estate Investment Trust	22,593	237,857
Crombie Real Estate Investment Trust (b)	9,170	95,503
Eurocommercial Properties NV	3,723	91,655
Federal Realty Investment Trust	8,366	862,116
First Capital Real Estate Investment Trust (b)	18,687	216,338
Fortune Real Estate Investment Trust	122,180	77,463
Frasers Centrepoint Trust	95,700	163,694
Frontier Real Estate Investment Corp.	43	131,879
Fukuoka REIT Corp.	64	77,659
Getty Realty Corp. (b)	4,152	121,321
Hamborner REIT AG	6,283	47,227
Hammerson PLC	343,278	123,702
HomeCo Daily Needs REIT	153,393	127,033
Immobiliare Grande Distribuzione SIIQ SpA	5,771	14,687
InvenTrust Properties Corp.	5,952	150,824
Japan Metropolitan Fund Invest	908	655,485
Kimco Realty Corp.	63,854	1,360,729
Kite Realty Group Trust	19,029	435,003
Kiwi Property Group Ltd.	140,866	77,839
Klepierre SA	27,373	748,473
Lendlease Global Commercial REIT	164,824	80,423
Link REIT	334,063	1,868,206
LOTTE Reit Co. Ltd.	10,718	26,222

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Retail REITs—(Continued)
Macerich Co. (b)	18,928	$292,059
Mapletree Pan Asia Commercial Trust	301,164	356,878
Mercialys SA	7,804	86,050
NETSTREIT Corp. (b)	6,050	107,992
NewRiver REIT PLC	27,076	28,325
NNN REIT, Inc. (b)	15,978	688,652
Paragon REIT	95,900	64,337
Phillips Edison & Co., Inc. (b)	10,300	375,744
Primaris Real Estate Investment Trust	8,489	88,410
Realty Income Corp. (b)	76,225	4,376,839
Regency Centers Corp.	18,701	1,252,967
Region RE Ltd.	102,705	157,505
Retail Estates NV	1,101	78,432
Retail Opportunity Investments Corp. (b)	10,743	150,724
RioCan Real Estate Investment Trust	26,396	370,925
RPT Realty	7,419	95,186
Scentre Group	676,014	1,371,055
Shaftesbury Capital PLC	120,475	211,218
Simon Property Group, Inc.	34,161	4,872,725
SITE Centers Corp.	16,689	227,471
SmartCentres Real Estate Investment Trust (b)	11,442	214,929
Spirit Realty Capital, Inc. (b)	12,419	542,586
Starhill Global REIT	126,900	50,468
Supermarket Income Reit PLC	109,950	121,352
Tanger, Inc. (b)	8,926	247,429
Unibail-Rodamco-Westfield (a)	14,114	1,039,756
Urban Edge Properties	10,052	183,952
Vastned Retail NV	1,485	32,949
Vicinity Ltd.	495,223	685,209
Waypoint REIT Ltd.	59,453	98,451
Wereldhave NV	3,543	56,677

		29,145,383

Semiconductors & Semiconductor Equipment—3.0%
Advanced Micro Devices, Inc. (a)	27,224	4,013,090
Advantest Corp.	32,412	1,116,091
Analog Devices, Inc. (b)	8,397	1,667,308
Applied Materials, Inc.	14,096	2,284,539
ASM International NV	1,987	1,034,714
ASML Holding NV	17,056	12,877,505
BE Semiconductor Industries NV	3,262	491,541
Broadcom, Inc.	7,396	8,255,785
Disco Corp.	3,897	958,963
Enphase Energy, Inc. (a)	2,301	304,054
First Solar, Inc. (a)	1,800	310,104
Infineon Technologies AG	55,248	2,304,315
Intel Corp.	71,041	3,569,810
KLA Corp.	2,290	1,331,177
Lam Research Corp.	2,221	1,739,621
Lasertec Corp.	3,192	834,212
Microchip Technology, Inc.	9,117	822,171
Micron Technology, Inc.	18,502	1,578,961
Monolithic Power Systems, Inc.	807	509,039
NVIDIA Corp.	41,620	20,611,056
NXP Semiconductors NV	4,343	997,500
ON Semiconductor Corp. (a) (b)	7,257	606,177

Semiconductors & Semiconductor Equipment—(Continued)
Qorvo, Inc. (a)	1,640	184,680
QUALCOMM, Inc.	18,754	2,712,391
Renesas Electronics Corp. (a)	62,140	1,115,227
Rohm Co. Ltd.	13,944	267,126
Skyworks Solutions, Inc.	2,686	301,960
STMicroelectronics NV	28,915	1,450,852
SUMCO Corp.	14,639	218,686
Teradyne, Inc. (b)	2,576	279,548
Texas Instruments, Inc.	15,303	2,608,549
Tokyo Electron Ltd.	19,953	3,546,658

		80,903,410

Software—3.2%
Adobe, Inc. (a)	7,672	4,577,115
ANSYS, Inc. (a)	1,462	530,531
Autodesk, Inc. (a) (b)	3,602	877,015
Cadence Design Systems, Inc. (a)	4,584	1,248,544
Check Point Software Technologies Ltd. (a)	3,960	605,048
CyberArk Software Ltd. (a)	1,772	388,157
Dassault Systemes SE	28,270	1,383,948
Fair Isaac Corp. (a)	416	484,228
Fortinet, Inc. (a)	10,740	628,612
Gen Digital, Inc.	9,501	216,813
Intuit, Inc.	4,722	2,951,392
Microsoft Corp. (c)	125,236	47,093,745
Monday.com Ltd. (a)	1,124	211,098
Nemetschek SE	2,472	214,072
Nice Ltd. (a)	2,680	534,918
Oracle Corp.	26,772	2,822,572
Oracle Corp. Japan	1,674	128,956
Palo Alto Networks, Inc. (a)	5,237	1,544,287
PTC, Inc. (a)	2,002	350,270
Roper Technologies, Inc.	1,800	981,306
Sage Group PLC	43,443	648,063
Salesforce, Inc. (a)	16,395	4,314,180
SAP SE	44,177	6,795,547
ServiceNow, Inc. (a)	3,454	2,440,216
Synopsys, Inc. (a)	2,563	1,319,714
Temenos AG	2,729	254,678
Trend Micro, Inc.	5,693	302,900
Tyler Technologies, Inc. (a)	709	296,447
WiseTech Global Ltd.	7,053	360,668
Xero Ltd. (a)	6,088	464,105

		84,969,145

Specialized REITs—1.2%
Abacus Storage King	47,058	36,197
American Tower Corp.	7,855	1,695,737
Arena REIT	28,776	72,435
Big Yellow Group PLC	16,503	256,465
Charter Hall Social Infrastructure REIT	29,476	59,731
Crown Castle, Inc.	7,313	842,384
CubeSmart	19,751	915,459
Digital Core REIT Management Pte. Ltd.	64,000	41,246
Digital Realty Trust, Inc. (b)	31,783	4,277,356
EPR Properties	6,544	317,057

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Specialized REITs—(Continued)
Equinix, Inc.	9,848	$7,931,481
Extra Space Storage, Inc. (b)	22,070	3,538,483
Four Corners Property Trust, Inc. (b)	7,908	200,072
Gaming & Leisure Properties, Inc.	22,584	1,114,520
Iron Mountain, Inc.	4,920	344,302
Keppel DC REIT	112,957	166,543
National Storage Affiliates Trust (b)	7,084	293,774
National Storage REIT	109,943	171,691
Public Storage (b)	16,527	5,040,735
Safehold, Inc. (b)	4,215	98,631
Safestore Holdings PLC	18,745	210,401
SBA Communications Corp. (b)	1,818	461,208
Shurgard Self Storage Ltd.	2,194	108,947
VICI Properties, Inc.	108,820	3,469,182
Weyerhaeuser Co.	12,301	427,706

		32,091,743

Specialty Retail—0.7%
AutoZone, Inc. (a)	297	767,926
Avolta AG (a)	4,176	164,726
Bath & Body Works, Inc.	3,831	165,346
Best Buy Co., Inc.	3,264	255,506
CarMax, Inc. (a) (b)	2,674	205,203
Fast Retailing Co. Ltd.	7,405	1,835,978
H & M Hennes & Mauritz AB - B Shares	27,324	479,528
Home Depot, Inc.	16,851	5,839,714
Industria de Diseno Textil SA	46,149	2,012,854
JD Sports Fashion PLC	108,342	228,975
Kingfisher PLC	79,635	246,458
Lowe’s Cos., Inc.	9,725	2,164,299
Nitori Holdings Co. Ltd.	3,393	453,291
O’Reilly Automotive, Inc. (a)	997	947,230
Ross Stores, Inc.	5,706	789,653
TJX Cos., Inc.	19,278	1,808,469
Tractor Supply Co. (b)	1,822	391,785
Ulta Beauty, Inc. (a)	830	406,692
USS Co. Ltd.	8,595	172,548
Zalando SE (a)	9,581	226,868
ZOZO, Inc.	5,862	131,714

		19,694,763

Technology Hardware, Storage & Peripherals—1.9%
Apple, Inc.	246,345	47,428,803
Brother Industries Ltd.	9,698	154,398
Canon, Inc. (b)	42,320	1,084,728
FUJIFILM Holdings Corp.	15,787	945,746
Hewlett Packard Enterprise Co.	21,616	367,039
HP, Inc.	14,654	440,939
Logitech International SA	6,958	660,317
NetApp, Inc.	3,518	310,147
Ricoh Co. Ltd.	22,933	175,679
Seagate Technology Holdings PLC (b)	3,278	279,843
Seiko Epson Corp.	12,072	180,332
Western Digital Corp. (a) (b)	5,464	286,150

		52,314,121

Textiles, Apparel & Luxury Goods—0.9%
adidas AG	6,854	1,393,686
Burberry Group PLC	15,376	279,241
Cie Financiere Richemont SA - Class A	22,084	3,046,119
Hermes International SCA	1,340	2,843,847
Kering SA	3,150	1,397,910
Lululemon Athletica, Inc. (a)	1,940	991,903
LVMH Moet Hennessy Louis Vuitton SE	11,682	9,475,565
Moncler SpA	8,714	537,361
NIKE, Inc. - Class B	20,625	2,239,256
Pandora AS	3,577	494,169
Puma SE	4,494	250,410
Ralph Lauren Corp.	670	96,614
Swatch Group AG	3,530	455,790
Tapestry, Inc.	3,862	142,160
VF Corp. (b)	5,570	104,716

		23,748,747

Tobacco—0.3%
Altria Group, Inc.	29,802	1,202,213
British American Tobacco PLC	89,882	2,622,960
Imperial Brands PLC	36,093	829,411
Japan Tobacco, Inc. (b)	50,767	1,310,436
Philip Morris International, Inc.	26,158	2,460,944

		8,425,964

Trading Companies & Distributors—0.6%
AerCap Holdings NV (a)	8,470	629,490
Ashtead Group PLC	18,526	1,283,675
Beijer Ref AB	16,091	215,645
Brenntag SE	5,883	540,080
Bunzl PLC	14,299	580,411
Fastenal Co.	9,628	623,606
IMCD NV	2,416	421,552
ITOCHU Corp.	50,288	2,052,722
Marubeni Corp.	60,670	954,644
Mitsubishi Corp.	145,956	2,324,719
Mitsui & Co. Ltd.	54,756	2,040,162
MonotaRO Co. Ltd.	10,479	114,058
Reece Ltd.	9,452	143,753
Sumitomo Corp.	43,982	959,354
Toyota Tsusho Corp.	8,988	526,571
United Rentals, Inc.	1,142	654,846
WW Grainger, Inc.	744	616,545

		14,681,833

Transportation Infrastructure—0.1%
Aena SME SA	3,173	576,072
Aeroports de Paris SA	1,466	189,869
Auckland International Airport Ltd.	56,078	311,641
Getlink SE	15,219	278,479
Transurban Group	130,631	1,217,535

		2,573,596

Water Utilities—0.0%
American Water Works Co., Inc.	3,281	433,059

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Water Utilities—(Continued)
Severn Trent PLC	11,387	$374,507
United Utilities Group PLC	28,859	388,949

		1,196,515

Wireless Telecommunication Services—0.3%
KDDI Corp.	63,322	2,010,355
SoftBank Corp.	121,636	1,515,925
SoftBank Group Corp.	43,533	1,923,373
T-Mobile U.S., Inc.	8,574	1,374,669
Tele2 AB - B Shares	22,333	191,933
Vodafone Group PLC	973,693	845,822

		7,862,077

Total Common Stocks (Cost $1,008,173,129)		1,500,757,794

U.S. Treasury & Government Agencies—29.8%

Federal Agencies—1.9%
Federal Home Loan Banks
2.500%, 02/13/24	2,175,000	2,167,652
4.625%, 06/06/25 (b)	19,160,000	19,266,912
4.625%, 11/17/26	8,000,000	8,112,952
Federal Home Loan Mortgage Corp.
6.250%, 07/15/32 (b)	3,575,000	4,144,742
6.750%, 03/15/31	3,531,000	4,109,408
Federal National Mortgage Association
6.625%, 11/15/30 (b)	1,525,000	1,755,257
7.250%, 05/15/30 (b)	10,188,000	12,016,791

		51,573,714

U.S. Treasury—27.9%
U.S. Treasury Bonds
1.125%, 05/15/40 (b)	19,179,900	12,360,546
1.250%, 05/15/50	1,923,600	1,036,565
2.250%, 08/15/46	19,880,600	14,134,641
2.250%, 08/15/49	4,197,400	2,930,638
2.250%, 02/15/52	15,608,800	10,820,069
2.375%, 11/15/49 (b)	4,579,300	3,285,648
2.375%, 05/15/51	18,977,100	13,541,940
2.500%, 02/15/45	5,470,900	4,142,711
2.750%, 08/15/47 (b)	2,337,700	1,820,301
2.875%, 05/15/43	5,028,100	4,127,559
2.875%, 08/15/45 (b)	29,768,500	24,003,179
2.875%, 05/15/49	3,659,800	2,908,111
2.875%, 05/15/52	9,094,300	7,240,626
3.000%, 05/15/45	1,329,600	1,096,920
3.000%, 02/15/47 (b)	3,206,300	2,621,275
3.000%, 05/15/47 (b)	3,558,700	2,906,596
3.000%, 02/15/48	1,975,100	1,609,475
3.000%, 08/15/48	9,323,800	7,589,428
3.000%, 02/15/49	2,720,900	2,214,026
3.125%, 02/15/43	8,508,800	7,273,030

U.S. Treasury—(Continued)
U.S. Treasury Bonds
3.625%, 08/15/43	7,666,400	7,047,997
3.625%, 02/15/53	2,654,000	2,450,803
3.625%, 05/15/53	9,665,200	8,935,779
3.750%, 08/15/41	3,613,400	3,438,094
3.750%, 11/15/43	487,200	455,304
4.000%, 11/15/52	3,324,500	3,280,087
4.375%, 05/15/41 (b)	530,600	546,933
4.500%, 08/15/39	301,900	319,472
5.250%, 11/15/28	16,969,400	17,990,878
5.500%, 08/15/28	5,597,100	5,983,212
6.000%, 02/15/26 (b) (g)	31,745,700	32,863,000
6.125%, 11/15/27	18,628,100	20,087,786
6.250%, 05/15/30	854,700	966,145
6.375%, 08/15/27	2,592,500	2,800,710
U.S. Treasury Notes
0.375%, 01/31/26	27,091,900	25,030,376
0.500%, 02/28/26	11,035,000	10,197,461
0.625%, 08/15/30	4,004,800	3,248,425
0.750%, 04/30/26	6,627,600	6,131,566
0.750%, 05/31/26	9,318,100	8,601,407
0.875%, 09/30/26	9,132,700	8,388,171
1.125%, 10/31/26	9,196,500	8,486,286
1.250%, 12/31/26	6,774,600	6,253,273
1.375%, 11/15/31	6,708,900	5,569,959
1.500%, 08/15/26	2,030,700	1,900,608
1.500%, 01/31/27 (b)	6,697,800	6,217,181
1.500%, 02/15/30 (b)	6,315,400	5,502,046
1.625%, 02/15/26	11,760,100	11,144,073
1.625%, 08/15/29	9,431,400	8,391,367
1.625%, 05/15/31 (g)	25,068,500	21,503,093
1.750%, 11/15/29	11,386,000	10,161,560
1.875%, 02/28/27	13,519,000	12,673,006
1.875%, 02/15/32	19,871,900	17,084,400
2.000%, 11/15/26	33,782,600	31,937,753
2.125%, 05/15/25	21,843,800	21,146,676
2.250%, 11/15/25	9,040,300	8,706,939
2.250%, 02/15/27	9,640,500	9,151,697
2.250%, 08/15/27	31,517,500	29,724,942
2.250%, 11/15/27	33,211,800	31,226,876
2.375%, 05/15/27	46,256,900	43,935,021
2.375%, 05/15/29	18,512,900	17,159,144
2.625%, 02/15/29	8,538,200	8,038,582
2.750%, 08/15/32	11,079,600	10,146,490
2.875%, 05/15/28	3,859,700	3,701,090
2.875%, 05/15/32	22,729,000	21,061,615
3.125%, 11/15/28	6,139,100	5,930,466
3.375%, 05/15/33	11,385,800	10,926,810
3.500%, 04/30/28	3,969,500	3,906,391
3.500%, 02/15/33	4,823,100	4,677,088
3.625%, 03/31/28	3,892,000	3,849,583
3.625%, 05/31/28	1,997,800	1,976,651
3.875%, 12/31/27	8,008,100	7,994,962
3.875%, 08/15/33	8,854,100	8,843,032
4.000%, 02/29/28	3,968,200	3,981,221

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
4.000%, 06/30/28	8,100,500	$8,138,787
4.125%, 10/31/27	5,838,000	5,874,716
4.125%, 11/15/32	9,781,100	9,942,335
4.375%, 08/31/28	13,698,500	13,991,734
4.375%, 11/30/28	4,486,900	4,591,361
4.500%, 11/15/33	3,199,700	3,359,185
4.625%, 09/30/28	5,492,700	5,669,496

		750,904,385

Total U.S. Treasury & Government Agencies (Cost $861,327,918)		802,478,099

Foreign Government—10.6%

Sovereign—10.6%
Australia Government Bonds
2.500%, 05/21/30 (AUD)	5,507,000	3,485,653
3.000%, 11/21/33 (AUD)	1,758,000	1,104,160
3.750%, 04/21/37 (AUD)	1,896,000	1,247,281
Bundesobligation 2.200%, 04/13/28 (EUR)	2,410,037	2,685,437
Bundesrepublik Deutschland Bundesanleihe
Zero Coupon, 02/15/31 (EUR)	2,993,000	2,889,872
Zero Coupon, 08/15/31 (EUR)	5,196,908	4,966,585
Zero Coupon, 08/15/50 (EUR)	2,651,464	1,630,310
0.500%, 02/15/26 (EUR)	8,788,442	9,345,220
1.250%, 08/15/48 (EUR)	404,000	362,264
2.500%, 07/04/44 (EUR)	1,063,600	1,212,697
3.250%, 07/04/42 (EUR)	702,500	885,646
4.250%, 07/04/39 (EUR)	1,677,500	2,330,390
5.500%, 01/04/31 (EUR)	2,832,600	3,848,350
Canada Government Bonds
1.500%, 06/01/26 (CAD)	1,477,000	1,062,118
2.750%, 06/01/33 (CAD)	1,483,000	1,087,485
3.500%, 12/01/45 (CAD)	2,295,000	1,848,522
5.750%, 06/01/29 (CAD)	6,311,000	5,389,010
Denmark Government Bonds
0.500%, 11/15/29 (DKK)	4,004,000	541,482
4.500%, 11/15/39 (DKK)	4,060,000	767,297
Finland Government Bonds
0.125%, 09/15/31 (144A) (EUR)	1,142,000	1,055,248
0.500%, 04/15/26 (144A) (EUR)	1,288,000	1,360,266
1.375%, 04/15/47 (144A) (EUR)	462,000	386,737
French Republic Government Bonds OAT
0.010%, 05/25/32 (EUR)	1,458,209	1,317,517
0.500%, 05/25/25 (EUR)	3,110,000	3,330,142
0.500%, 05/25/26 (EUR)	7,888,399	8,337,578
1.250%, 05/25/36 (144A) (EUR)	4,886,800	4,564,321
1.500%, 05/25/50 (144A) (EUR)	2,124,715	1,703,729
2.250%, 05/25/24 (EUR)	2,032,800	2,231,229
2.500%, 05/25/30 (EUR)	11,069,117	12,382,178
3.000%, 05/25/33 (EUR)	648,547	744,757
3.250%, 05/25/45 (EUR)	3,894,979	4,485,187
4.000%, 04/25/60 (EUR)	292,000	385,199

Sovereign—(Continued)
Ireland Government Bonds
0.200%, 10/18/30 (EUR)	1,530,000	1,467,928
1.300%, 05/15/33 (EUR)	355,000	355,455
2.000%, 02/18/45 (EUR)	483,000	459,729
5.400%, 03/13/25 (EUR)	1,140,800	1,292,803
Italy Buoni Poliennali Del Tesoro
1.650%, 03/01/32 (144A) (EUR)	6,738,000	6,504,434
1.800%, 03/01/41 (144A) (EUR)	529,000	421,057
3.250%, 09/01/46 (144A) (EUR)	196,000	187,850
3.800%, 08/01/28 (EUR)	1,808,000	2,064,858
3.850%, 09/01/49 (144A) (EUR)	2,726,000	2,845,996
5.000%, 08/01/39 (144A) (EUR)	2,969,000	3,620,442
5.250%, 11/01/29 (EUR)	8,234,964	10,125,744
Japan Government Forty Year Bond 1.700%, 03/20/54 (JPY)	111,750,000	799,425
Japan Government Ten Year Bonds
0.100%, 12/20/29 (JPY)	767,550,000	5,391,249
0.100%, 06/20/31 (JPY)	501,750,000	3,474,423
0.500%, 12/20/24 (JPY)	2,069,700,000	14,754,612
Japan Government Thirty Year Bonds
0.400%, 12/20/49 (JPY)	513,900,000	2,721,665
0.500%, 09/20/46 (JPY)	1,021,600,000	5,853,406
0.700%, 06/20/51 (JPY)	879,550,000	4,957,917
0.700%, 12/20/51 (JPY)	228,000,000	1,279,290
1.800%, 09/20/43 (JPY)	130,050,000	986,664
1.900%, 09/20/42 (JPY)	329,800,000	2,554,289
2.300%, 03/20/40 (JPY)	571,750,000	4,719,816
Japan Government Twenty Year Bonds
0.500%, 09/20/36 (JPY)	732,900,000	4,952,845
1.500%, 03/20/33 (JPY)	274,550,000	2,107,824
1.700%, 12/20/31 (JPY)	195,350,000	1,518,230
1.700%, 09/20/32 (JPY)	125,600,000	978,878
1.700%, 09/20/33 (JPY)	661,550,000	5,167,878
2.100%, 06/20/29 (JPY)	130,800,000	1,021,112
Japan Government Two Year Bonds
0.005%, 12/01/24 (JPY)	450,000,000	3,193,149
0.005%, 01/01/25 (JPY)	502,250,000	3,563,197
0.005%, 02/01/25 (JPY)	2,086,650,000	14,804,412
0.005%, 03/01/25 (JPY)	1,900,000,000	13,480,028
Kingdom of Belgium Government Bonds
0.900%, 06/22/29 (144A) (EUR)	2,970,000	3,049,011
1.250%, 04/22/33 (144A) (EUR)	360,000	355,702
1.600%, 06/22/47 (144A) (EUR)	1,488,123	1,235,205
2.600%, 06/22/24 (144A) (EUR)	1,391,195	1,528,312
4.250%, 03/28/41 (144A) (EUR)	979,123	1,262,214
5.000%, 03/28/35 (144A) (EUR)	962,000	1,292,310
Mexico Bonos
7.500%, 05/26/33 (MXN)	36,480,000	1,945,593
7.750%, 05/29/31 (MXN)	32,225,000	1,769,272
Netherlands Government Bonds
Zero Coupon, 07/15/31 (144A) (EUR)	2,119,039	1,985,586
Zero Coupon, 01/15/52 (144A) (EUR)	545,011	308,678
2.750%, 01/15/47 (144A) (EUR)	486,000	561,186
3.750%, 01/15/42 (144A) (EUR)	905,600	1,177,954
5.500%, 01/15/28 (144A) (EUR)	1,005,174	1,250,724

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Foreign Government—(Continued)

Security Description	Shares/ Principal Amount*	Value

Sovereign—(Continued)
New Zealand Government Bond 2.000%, 05/15/32 (NZD)	1,490,000	$790,954
Norway Government Bond 1.250%, 09/17/31 (144A) (NOK)	6,362,000	542,028
Republic of Austria Government Bonds
Zero Coupon, 02/20/31 (144A) (EUR)	2,207,000	2,046,362
0.750%, 10/20/26 (144A) (EUR)	1,522,000	1,607,002
3.150%, 06/20/44 (144A) (EUR)	1,328,000	1,526,154
4.150%, 03/15/37 (144A) (EUR)	267,000	337,558
Republic of Poland Government Bond 5.750%, 04/25/29 (PLN)	6,492,000	1,703,741
Singapore Government Bonds
2.750%, 03/01/46 (SGD)	550,000	414,870
2.875%, 08/01/28 (SGD)	868,000	663,186
3.375%, 09/01/33 (SGD)	731,000	585,005
Spain Government Bonds
1.000%, 10/31/50 (144A) (EUR)	1,318,000	821,060
1.450%, 10/31/27 (144A) (EUR)	658,000	698,149
1.950%, 07/30/30 (144A) (EUR)	7,709,000	8,138,058
2.900%, 10/31/46 (144A) (EUR)	1,182,000	1,178,667
4.200%, 01/31/37 (144A) (EUR)	2,075,000	2,532,005
4.700%, 07/30/41 (144A) (EUR)	1,213,000	1,564,996
6.000%, 01/31/29 (EUR)	2,456,400	3,151,317
Sweden Government Bond 1.750%, 11/11/33 (SEK)	3,825,000	369,585
U.K. Gilts
0.375%, 10/22/30 (GBP)	3,348,000	3,496,685
1.000%, 01/31/32 (GBP)	4,564,620	4,821,620
1.750%, 01/22/49 (GBP)	1,069,000	861,164
3.250%, 01/22/44 (GBP)	2,554,083	2,867,825
4.250%, 12/07/46 (GBP)	5,267,100	6,821,800
6.000%, 12/07/28 (GBP)	2,928,400	4,176,278

Total Foreign Government (Cost $335,068,842)		286,038,288

Preferred Stocks—0.1%

Automobiles—0.1%
Bayerische Motoren Werke AG	2,493	247,588
Dr Ing hc F Porsche AG	4,818	424,881
Porsche Automobil Holding SE	6,504	332,632
Volkswagen AG	8,724	1,076,866

		2,081,967

Household Products—0.0%
Henkel AG & Co. KgaA	7,161	575,973

Life Sciences Tools & Services—0.0%
Sartorius AG	1,111	408,759

Total Preferred Stocks (Cost $3,581,475)		3,066,699

Mutual Funds—0.0%
Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—0.0%
iShares U.S. Real Estate ETF	1,756	160,516
Vanguard Global ex-U.S. Real Estate ETF	2,777	118,272

Total Mutual Funds (Cost $279,524)		278,788

Short-Term Investments—2.8%

Repurchase Agreement—2.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $66,522,060; collateralized by U.S. Treasury Note at 2.750%, maturing 07/31/27, with a market value of $67,833,659.	66,503,586	66,503,586

U.S. Treasury—0.3%
U.S. Treasury Bill 5.277%, 01/09/24 (h)	8,038,100	8,029,904

Total Short-Term Investments (Cost $74,532,260)		74,533,490

Securities Lending Reinvestments (i)—3.7%

Certificates of Deposit—0.3%
Barclays Bank PLC 5.790%, SOFR + 0.400%, 02/14/24 (j)	3,000,000	3,000,846
Mizuho Bank Ltd. 5.790%, SOFR + 0.400%, 04/18/24 (j)	1,000,000	1,000,453
MUFG Bank Ltd. (London) Zero Coupon, 06/04/24	1,000,000	976,630
National Westminster Bank PLC 5.880%, 05/02/24	1,000,000	1,001,620
Oversea-Chinese Banking Corp. Ltd. 5.630%, SOFR + 0.240%, 02/09/24 (j)	1,000,000	1,000,104
Royal Bank of Canada 5.880%, FEDEFF PRV + 0.550%, 09/20/24 (j)	1,000,000	1,000,620
Sumitomo Mitsui Trust Bank Ltd. 5.800%, SOFR + 0.400%, 04/24/24 (j)	1,000,000	1,000,595

		8,980,868

Repurchase Agreements—2.7%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $6,515,943; collateralized by various Common Stock with an aggregate market value of $7,253,038.	6,512,000	6,512,000
Barclays Bank PLC
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $900,533; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $918,503.	900,000	900,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (i)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Barclays Bank PLC
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $2,001,211; collateralized by various Common Stock with an aggregate market value of $2,229,624.	2,000,000	$2,000,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/29/23 at 5.400%, due on 01/02/24 with a maturity value of $2,001,200; collateralized by U.S. Government Agency Obligations with rates ranging from 0.375% - 26.636%, maturity dates ranging from 10/15/24 - 11/20/73, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/29/23 at 5.870%, due on 07/01/24 with a maturity value of $8,241,322; collateralized by U.S. Treasury Obligations with rates ranging from 0.875% - 3.750%, maturity dates ranging from 05/15/28 - 02/15/32, and various Common Stock with an aggregate market value of $8,160,037.	8,000,000	8,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $13,160,248; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $13,415,553.	13,152,503	13,152,503
National Bank of Canada Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/05/24 with a maturity value of $19,020,135; collateralized by various Common Stock with an aggregate market value of $21,203,795.	19,000,000	19,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $8,905,488; collateralized by various Common Stock with an aggregate market value of $9,932,525.	8,900,000	8,900,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/29/23 at 5.590%, due on 02/02/24 with a maturity value of $5,027,174; collateralized by various Common Stock with an aggregate market value of $5,556,418.	5,000,000	5,000,000
Societe Generale
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $300,178; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $306,680.	300,000	300,000
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $2,801,658; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $2,856,001.	2,800,000	2,800,000

Repurchase Agreements—(Continued)
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $4,002,409; collateralized by various Common Stock with an aggregate market value of $4,410,011.	4,000,000	4,000,000

		72,564,503

Time Deposits—0.2%
DZ Bank AG (NY) 5.300%, 01/02/24	2,000,000	2,000,000
National Bank of Canada 5.370%, OBFR + 0.050%, 01/05/24 (j)	2,000,000	2,000,000

		4,000,000

Mutual Funds—0.5%
Allspring Government Money Market Fund, Select Class 5.280% (k)	1,272,620	1,272,620
Fidelity Investments Money Market Government Portfolio, Institutional Class 5.290% (k)	10,000,000	10,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (k)	1,174,635	1,174,635
Western Asset Institutional Government Reserves Fund, Institutional Class 5.270% (k)	1,000,000	1,000,000

		13,447,255

Total Securities Lending Reinvestments (Cost $98,988,184)		98,992,626

Total Investments—102.7% (Cost $2,381,951,332)		2,766,145,784
Other assets and liabilities (net)—(2.7)%		(73,439,204)

Net Assets—100.0%		$2,692,706,580

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $103,510,215 and the collateral received consisted of cash in the amount of $98,983,743 and non-cash collateral with a value of $7,993,776. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2023, the market value of securities pledged was $54,629,498.
(d)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2023, these securities represent less than 0.05% of net assets.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

(g)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2023, the market value of securities pledged was $37,489,863.
(h)	The rate shown represents current yield to maturity.
(i)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(j)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(k)	The rate shown represents the annualized seven-day yield as of December 31, 2023.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, the market value of 144A securities was $59,007,249, which is 2.2% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	13,982,826	BBP	01/25/24	USD	9,209,980	$325,365
AUD	35,288,853	BBP	01/25/24	USD	22,985,218	1,079,402
AUD	1,453,268	MSIP	01/25/24	USD	946,819	44,212
AUD	611,954	SSBT	01/25/24	USD	417,344	(32)
CAD	809,134	BNP	01/10/24	USD	596,282	14,439
CAD	4,813,642	BNP	01/10/24	USD	3,552,000	81,260
CAD	13,448,696	BNP	01/10/24	USD	9,923,832	227,030
CHF	2,165,201	BOA	01/18/24	USD	2,466,187	111,972
CHF	1,492,469	CBNA	01/18/24	USD	1,708,960	68,160
EUR	15,186,127	BNP	01/10/24	USD	16,729,959	39,278
EUR	5,968,604	BBP	01/10/24	USD	6,368,821	221,993
EUR	17,585,152	DBAG	01/10/24	USD	19,175,307	243,047
EUR	22,967,974	HSBCU	01/10/24	USD	25,214,432	147,888
EUR	1,027,780	JPMC	01/10/24	USD	1,089,940	44,983
EUR	658,887	MSIP	01/10/24	USD	724,394	3,180
EUR	1,425,395	MSIP	01/10/24	USD	1,506,979	67,010
EUR	7,314,880	MSIP	01/10/24	USD	7,761,132	316,304
EUR	442,271	SSBT	01/10/24	USD	469,141	19,235
EUR	746,170	SSBT	01/10/24	USD	800,032	23,925
EUR	791,546	SSBT	01/10/24	USD	859,822	14,241
EUR	3,027,275	SSBT	01/10/24	USD	3,302,491	40,369
EUR	3,498,019	SSBT	01/10/24	USD	3,868,448	(5,770)
EUR	7,845,048	SSBT	01/10/24	USD	8,585,987	76,884
GBP	4,932,533	BOA	01/25/24	USD	6,271,607	16,397
GBP	19,894,757	GSBU	01/25/24	USD	25,162,814	199,070
GBP	21,136,427	GSBU	01/25/24	USD	26,733,273	211,495
GBP	824,438	MSIP	01/25/24	USD	1,044,775	6,221
JPY	384,303,221	BOA	01/12/24	USD	2,624,117	104,447
JPY	982,705,398	BOA	01/12/24	USD	6,649,260	327,977
JPY	1,088,276,541	GSBU	01/12/24	USD	7,411,425	315,370
JPY	1,867,424,159	GSBU	01/12/24	USD	12,717,607	541,158
JPY	78,298,515	MSIP	01/12/24	USD	529,376	26,545
JPY	118,387,979	MSIP	01/12/24	USD	795,610	44,948
JPY	129,415,595	MSIP	01/12/24	USD	876,401	42,453
JPY	608,810,487	SSBT	01/12/24	USD	4,323,646	(1,074)
NOK	349,844,210	BOA	02/16/24	USD	32,262,594	2,206,914
NZD	30,057,968	BNP	01/11/24	USD	17,511,727	1,489,568
NZD	6,683,144	BBP	01/11/24	USD	3,898,398	326,385
NZD	6,277,265	DBAG	01/11/24	USD	3,797,212	170,993

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
NZD	13,515,671	JPMC	01/11/24	USD	8,406,801	$137,198
SEK	15,458,279	SSBT	02/16/24	USD	1,539,925	(4,620)
SGD	1,003,946	SSBT	01/18/24	USD	761,056	184

Contracts to Deliver
AUD	4,384,857	BBP	01/25/24	USD	2,941,340	(48,837)
AUD	10,667,191	UBSA	01/25/24	USD	6,952,800	(321,505)
CAD	13,448,696	MSIP	01/10/24	USD	9,986,344	(164,518)
CAD	4,670,441	MSIP	01/10/24	USD	3,468,041	(57,134)
CAD	466,693	SSBT	01/10/24	USD	337,328	(14,924)
CAD	202,335	SSBT	01/10/24	USD	153,247	528
CAD	12,411,432	UBSA	01/10/24	USD	9,015,625	(352,327)
CAD	4,813,642	UBSA	01/10/24	USD	3,496,614	(136,646)
CHF	48,016,494	DBAG	01/18/24	USD	54,213,045	(2,961,397)
CHF	15,154,046	MSIP	02/15/24	USD	17,538,577	(557,909)
DKK	8,185,906	CBNA	02/16/24	USD	1,191,549	(23,382)
EUR	46,158,207	BOA	01/10/24	USD	49,086,760	(1,883,308)
EUR	929,230	BOA	01/10/24	USD	998,697	(27,403)
EUR	6,120,725	BBP	01/10/24	USD	6,673,549	(85,244)
EUR	1,256,704	BBP	01/10/24	USD	1,337,389	(50,323)
EUR	1,022,333	BBP	01/10/24	USD	1,105,126	(23,782)
EUR	4,823,813	CBNA	01/10/24	USD	5,117,614	(209,068)
EUR	11,293,795	GSBU	01/10/24	USD	12,112,864	(358,277)
EUR	20,989,342	JPMC	01/10/24	USD	22,482,860	(694,562)
EUR	1,152,761	MSIP	01/10/24	USD	1,253,499	(19,435)
EUR	1,024,817	MSIP	01/10/24	USD	1,100,276	(31,376)
EUR	753,226	MSIP	01/10/24	USD	797,961	(33,786)
EUR	1,402,246	NWM	01/10/24	USD	1,530,307	(18,120)
EUR	817,376	NWM	01/10/24	USD	885,843	(16,742)
EUR	1,326,028	SSBT	01/10/24	USD	1,449,299	(14,963)
EUR	881,653	SSBT	01/10/24	USD	963,036	(10,526)
EUR	834,512	SSBT	01/10/24	USD	925,634	4,126
EUR	726,416	SSBT	01/10/24	USD	772,317	(29,826)
EUR	707,530	SSBT	01/10/24	USD	749,222	(32,066)
EUR	703,010	SSBT	01/10/24	USD	772,541	(3,756)
EUR	701,365	SSBT	01/10/24	USD	754,920	(19,561)
EUR	675,385	SSBT	01/10/24	USD	735,573	(10,220)
EUR	23,171,596	SSBT	01/17/24	USD	24,821,821	(772,392)
EUR	27,145,212	MSIP	01/18/24	USD	29,061,400	(923,054)
EUR	23,526,570	NWM	01/25/24	USD	25,496,073	(498,406)
EUR	27,130,179	SSBT	02/07/24	USD	29,324,943	(666,519)
EUR	27,144,319	NWM	02/22/24	USD	29,836,954	(188,018)
GBP	19,278,291	BOA	01/25/24	USD	24,159,169	(416,843)
GBP	613,310	DBAG	01/25/24	USD	780,717	(1,132)
GBP	17,035,684	MSIP	01/25/24	USD	21,166,154	(550,977)
GBP	6,790,669	MSIP	01/25/24	USD	8,435,621	(221,140)
GBP	647,924	MSIP	01/25/24	USD	826,555	580
GBP	158,075	SSBT	01/25/24	USD	199,454	(2,060)
JPY	1,464,830,905	CBNA	01/12/24	USD	9,980,216	(420,125)
JPY	1,867,424,159	DBAG	01/12/24	USD	12,614,727	(644,038)
JPY	982,705,398	DBAG	01/12/24	USD	6,638,321	(338,916)
JPY	176,507,419	HSBCU	01/12/24	USD	1,180,971	(72,236)
JPY	2,124,365,744	JPMC	01/12/24	USD	14,989,351	(93,707)
JPY	1,501,186,255	JPMC	01/12/24	USD	10,601,149	(57,317)
JPY	1,472,579,762	JPMC	01/12/24	USD	10,399,134	(56,225)
JPY	1,004,950,335	JPMC	01/12/24	USD	6,728,309	(406,868)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-26

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	189,523,520	JPMC	01/12/24	USD	1,334,971	$(10,651)
JPY	474,260,581	NWM	01/12/24	USD	3,221,956	(145,308)
JPY	124,925,060	NWM	01/12/24	USD	848,118	(38,853)
JPY	131,229,188	SCB	01/12/24	USD	878,045	(53,686)
JPY	3,756,613,689	SSBT	01/12/24	USD	25,597,370	(1,074,695)
JPY	46,080,554	SSBT	01/12/24	USD	315,100	(12,073)
JPY	3,731,697,275	SSBT	01/19/24	USD	25,298,118	(1,226,080)
JPY	3,756,622,801	HSBCU	01/25/24	USD	25,451,481	(1,274,992)
MXN	63,873,776	MSIP	01/18/24	USD	3,637,972	(114,623)
NOK	159,549,880	BOA	02/16/24	USD	15,009,508	(710,649)
NOK	169,617,658	JPMC	02/16/24	USD	16,464,911	(247,206)
NOK	5,016,142	SSBT	02/16/24	USD	462,651	(31,580)
NZD	35,433,527	BBP	01/11/24	USD	21,768,796	(630,685)
NZD	1,168,827	MSIP	01/11/24	USD	698,750	(40,131)
PLN	5,470,906	SSBT	02/22/24	USD	1,373,349	(16,173)
SEK	132,363,185	BBP	02/16/24	USD	12,708,135	(438,073)
SEK	103,590,946	BBP	02/16/24	USD	10,112,336	(176,236)
SEK	18,646,042	BBP	02/16/24	USD	1,790,199	(61,712)
SGD	2,959,713	BOA	01/18/24	USD	2,197,075	(47,119)

Net Unrealized Depreciation						$(11,520,183)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro STOXX 50 Index Futures	03/15/24	648	EUR	29,438,640	$(352,592)
Hang Seng Index Futures	01/30/24	4	HKD	3,426,400	11,671
MSCI EAFE Index Mini Futures	03/15/24	26	USD	2,928,120	83,934
MSCI Singapore Index Futures	01/30/24	30	SGD	863,100	23,038
Russell 2000 Index E-Mini Futures	03/15/24	938	USD	96,037,130	7,416,523
S&P 500 Index E-Mini Futures	03/15/24	154	USD	37,114,000	308,620
S&P Midcap 400 Index E-Mini Futures	03/15/24	339	USD	95,242,050	5,419,136
TOPIX Index Futures	03/07/24	98	JPY	2,318,680,000	132,988

Futures Contracts—Short
Australian 10 Year Treasury Bond Futures	03/15/24	(122)	AUD	(14,233,218)	(299,227)
Canada Government Bond 10 Year Futures	03/19/24	(68)	CAD	(8,444,240)	(298,786)
Euro-Bund Futures	03/07/24	(218)	EUR	(29,913,960)	(779,983)
FTSE 100 Index Futures	03/15/24	(245)	GBP	(19,003,425)	(537,842)
Japanese Government 10 Year Bond Futures	03/13/24	(71)	JPY	(10,416,410,000)	(414,481)
OMX Stockholm 30 Index Futures	01/19/24	(12)	SEK	(2,876,100)	(5,734)
SPI 200 Index Futures	03/21/24	(198)	AUD	(37,545,750)	(334,072)
U.S. Treasury Note 10 Year Futures	03/19/24	(39)	USD	(4,402,734)	(93,831)
U.S. Treasury Note 2 Year Futures	03/28/24	(18)	USD	(3,706,453)	(20,465)
U.S. Treasury Ultra Long Bond Futures	03/19/24	(11)	USD	(1,469,531)	(90,364)
United Kingdom Long Gilt Bond Futures	03/26/24	(75)	GBP	(7,698,750)	(289,975)

Net Unrealized Appreciation					$9,878,558

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-27

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Swap Agreements

OTC Total Return Swaps

Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	0.100%	Maturity	03/15/24	MLI	Bloomberg Commodity Index	USD	52,163,577	$(173,114)	$—	$(173,114)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	SOFR	Annually	3.473%	Annually	12/26/33	USD	668,060,000	$806,215	$—	$806,215

(1)	There were no upfront premiums paid or (received), therefore the market value equals unrealized appreciation/(depreciation).

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank PLC
(BNP)—	BNP Paribas SA
(BOA)—	Bank of America NA
(CBNA)—	Citibank NA
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(HSBCU)—	HSBC Bank USA
(JPMC)—	JPMorgan Chase Bank NA
(MLI)—	Merrill Lynch International
(MSIP)—	Morgan Stanley & Co. International PLC
(NWM)—	NatWest Markets PLC
(SCB)—	Standard Chartered Bank
(SSBT)—	State Street Bank and Trust
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund
(GDR)—	Global Depositary Receipt
(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-28

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$11,050,056	$13,006,155	$—	$24,056,211
Air Freight & Logistics	3,383,722	4,036,935	—	7,420,657
Automobile Components	569,608	4,255,906	—	4,825,514
Automobiles	13,216,216	21,098,161	—	34,314,377
Banks	21,981,988	67,167,170	—	89,149,158
Beverages	10,689,173	12,049,015	—	22,738,188
Biotechnology	13,645,163	6,255,453	—	19,900,616
Broadline Retail	23,983,123	4,896,168	—	28,879,291
Building Products	3,370,205	7,033,472	—	10,403,677
Capital Markets	20,347,034	19,882,186	—	40,229,220
Chemicals	11,231,099	21,894,141	—	33,125,240
Commercial Services & Supplies	3,785,581	2,538,697	—	6,324,278
Communications Equipment	5,662,280	1,568,803	—	7,231,083
Construction & Engineering	528,279	5,707,333	—	6,235,612
Construction Materials	1,027,640	5,040,928	—	6,068,568
Consumer Finance	3,398,735	—	—	3,398,735
Consumer Staples Distribution & Retail	12,270,901	8,314,162	—	20,585,063
Containers & Packaging	1,450,823	733,661	—	2,184,484
Distributors	802,581	181,528	—	984,109
Diversified Consumer Services	—	483,079	—	483,079
Diversified REITs	2,583,718	8,874,122	—	11,457,840
Diversified Telecommunication Services	4,692,322	11,774,537	—	16,466,859
Electric Utilities	10,421,257	12,845,788	—	23,267,045
Electrical Equipment	4,227,409	13,070,181	—	17,297,590
Electronic Equipment, Instruments & Components	4,204,887	9,876,099	—	14,080,986
Energy Equipment & Services	2,377,339	348,373	—	2,725,712
Entertainment	8,643,997	4,553,114	—	13,197,111
Financial Services	28,039,185	7,384,754	—	35,423,939
Food Products	5,979,350	20,550,392	—	26,529,742
Gas Utilities	289,982	2,143,131	—	2,433,113
Ground Transportation	7,868,636	3,834,277	—	11,702,913
Health Care Equipment & Supplies	17,335,812	14,202,060	—	31,537,872
Health Care Providers & Services	19,357,727	1,939,485	0	21,297,212
Health Care REITs	11,114,229	1,185,892	—	12,300,121
Health Care Technology	—	308,960	—	308,960
Hotel & Resort REITs	3,619,587	855,118	—	4,474,705
Hotels, Restaurants & Leisure	14,672,388	12,128,990	—	26,801,378
Household Durables	2,688,496	8,239,115	—	10,927,611
Household Products	8,307,949	3,666,659	—	11,974,608
Independent Power and Renewable Electricity Producers	217,198	1,755,298	—	1,972,496
Industrial Conglomerates	5,687,843	11,362,280	—	17,050,123
Industrial REITs	18,204,370	9,537,390	—	27,741,760
Insurance	13,893,128	34,952,566	—	48,845,694
Interactive Media & Services	39,166,166	2,006,978	—	41,173,144
IT Services	8,639,703	5,182,192	—	13,821,895
Leisure Products	112,230	1,136,976	—	1,249,206
Life Sciences Tools & Services	9,751,838	2,548,360	—	12,300,198
Machinery	12,005,360	20,510,370	—	32,515,730
Marine Transportation	—	2,849,764	—	2,849,764
Media	4,637,529	2,433,096	—	7,070,625
Metals & Mining	2,855,977	23,349,671	—	26,205,648
Multi-Utilities	4,422,943	6,209,019	—	10,631,962
Office REITs	6,306,683	5,454,724	—	11,761,407
Oil, Gas & Consumable Fuels	23,849,689	29,167,869	—	53,017,558
Paper & Forest Products	—	2,247,606	—	2,247,606

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-29

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Passenger Airlines	$1,105,622	$922,748	$—	$2,028,370
Personal Care Products	1,197,676	13,219,698	—	14,417,374
Pharmaceuticals	25,721,302	61,405,125	—	87,126,427
Professional Services	4,795,097	11,665,426	—	16,460,523
Real Estate Management & Development	1,486,206	27,972,127	—	29,458,333
Residential REITs	18,857,409	1,569,468	35,300	20,462,177
Retail REITs	18,873,007	10,272,376	—	29,145,383
Semiconductors & Semiconductor Equipment	54,687,520	26,215,890	—	80,903,410
Software	73,881,290	11,087,855	—	84,969,145
Specialized REITs	30,968,087	1,123,656	—	32,091,743
Specialty Retail	13,741,823	5,952,940	—	19,694,763
Technology Hardware, Storage & Peripherals	49,112,921	3,201,200	—	52,314,121
Textiles, Apparel & Luxury Goods	3,574,649	20,174,098	—	23,748,747
Tobacco	3,663,157	4,762,807	—	8,425,964
Trading Companies & Distributors	2,524,487	12,157,346	—	14,681,833
Transportation Infrastructure	—	2,573,596	—	2,573,596
Water Utilities	433,059	763,456	—	1,196,515
Wireless Telecommunication Services	1,374,669	6,487,408	—	7,862,077
Total Common Stocks	774,567,115	726,155,379	35,300	1,500,757,794
Total U.S. Treasury & Government Agencies*	—	802,478,099	—	802,478,099
Total Foreign Government*	—	286,038,288	—	286,038,288
Total Preferred Stocks*	—	3,066,699	—	3,066,699
Total Mutual Funds*	278,788	—	—	278,788
Total Short-Term Investments*	—	74,533,490	—	74,533,490
Securities Lending Reinvestments
Certificates of Deposit	—	8,980,868	—	8,980,868
Repurchase Agreements	—	72,564,503	—	72,564,503
Time Deposits	—	4,000,000	—	4,000,000
Mutual Funds	13,447,255	—	—	13,447,255
Total Securities Lending Reinvestments	13,447,255	85,545,371	—	98,992,626
Total Investments	$788,293,158	$1,977,817,326	$35,300	$2,766,145,784

Collateral for Securities Loaned (Liability)	$—	$(98,983,743)	$—	$(98,983,743)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$9,382,734	$—	$9,382,734
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(20,902,917)	—	(20,902,917)
Total Forward Contracts	$—	$(11,520,183)	$—	$(11,520,183)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$13,395,910	$—	$—	$13,395,910
Futures Contracts (Unrealized Depreciation)	(3,517,352)	—	—	(3,517,352)
Total Futures Contracts	$9,878,558	$—	$—	$9,878,558
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$806,215	$—	$806,215
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(173,114)	$—	$(173,114)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.

During the year ended December 31, 2023, a transfer into Level 3 in the amount of $33,557 was due to a trading halt on the security which resulted in the lack of observable inputs.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-30

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$2,765,452,940
Affiliated investments at value (c)	692,844
Cash	21,253,098
Cash denominated in foreign currencies (d)	3,492,931
Cash collateral (e)	4,580,509
Unrealized appreciation on forward foreign currency exchange contracts	9,382,734
Receivable for:
Investments sold	11,287,911
Fund shares sold	18
Broker reimbursement	86,274
Dividends and interest	11,791,200
Prepaid expenses	10,277

Total Assets	2,828,030,736

Liabilities
OTC swap contracts at market value	173,114
Unrealized depreciation on forward foreign currency exchange contracts	20,902,917
Collateral for securities loaned	98,983,743
Payables for:
Investments purchased	9,362,286
Fund shares redeemed	1,013,017
Variation margin on futures contracts	1,816,318
Variation margin on centrally cleared swap contracts	593,446
Interest on OTC swap contracts	2,436
Accrued Expenses:
Management fees	1,371,817
Distribution and service fees	562,929
Deferred trustees’ fees	166,397
Other expenses	375,736

Total Liabilities	135,324,156

Net Assets	$2,692,706,580

Net Assets Consist of:
Paid in surplus	$2,377,371,937
Distributable earnings (Accumulated losses)	315,334,643

Net Assets	$2,692,706,580

Net Assets
Class B	$2,692,706,580
Capital Shares Outstanding*
Class B	276,286,288
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.75

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,381,513,313.
(b)	Includes securities loaned at value of $103,510,215.
(c)	Identified cost of affiliated investments was $438,019.
(d)	Identified cost of cash denominated in foreign currencies was $3,417,598.
(e)	Includes collateral of $3,230,000 for OTC swap contracts and $1,350,509 for centrally cleared swap contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$38,082,990
Dividends from affiliated investments	25,576
Interest	26,938,195
Securities lending income	430,470

Total investment income	65,477,231

Expenses
Management fees	16,837,881
Administration fees	145,537
Custodian and accounting fees	598,347
Distribution and service fees—Class B	6,807,450
Audit and tax services	110,385
Legal	56,720
Trustees’ fees and expenses	46,220
Shareholder reporting	91,924
Insurance	26,148
Miscellaneous	72,410

Total expenses	24,793,022
Less management fee waiver	(269,596)

Net expenses	24,523,426

Net Investment Income	40,953,805

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	124,726,905
Affiliated investments	87,560
Futures contracts	(19,424,728)
Swap contracts	(25,169,962)
Foreign currency transactions	72,163
Forward foreign currency transactions	6,266,620

Net realized gain (loss)	86,558,558

Net change in unrealized appreciation (depreciation) on:
Investments	152,757,770
Affiliated investments	(181,801)
Futures contracts	6,953,872
Swap contracts	12,432,568
Foreign currency transactions	72,120
Forward foreign currency transactions	(3,021,241)

Net change in unrealized appreciation (depreciation)	169,013,288

Net realized and unrealized gain (loss)	255,571,846

Net Increase (Decrease) in Net Assets From Operations	$296,525,651

(a)	Net of foreign withholding taxes of $2,325,017.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-31

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$40,953,805	$41,883,372
Net realized gain (loss)	86,558,558	(99,989,842)
Net change in unrealized appreciation (depreciation)	169,013,288	(722,936,061)

Increase (decrease) in net assets from operations	296,525,651	(781,042,531)

From Distributions to Shareholders
Class B	(76,904,860)	(364,889,383)

Total distributions	(76,904,860)	(364,889,383)

Increase (decrease) in net assets from capital share transactions	(298,754,893)	(16,936,663)

Total increase (decrease) in net assets	(79,134,102)	(1,162,868,577)

Net Assets
Beginning of period	2,771,840,682	3,934,709,259

End of period	$2,692,706,580	$2,771,840,682

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class B
Sales	682,414	$6,324,844	492,791	$4,809,219
Reinvestments	8,260,458	76,904,860	39,922,252	364,889,383
Redemptions	(41,369,087)	(381,984,597)	(38,276,744)	(386,635,265)

Net increase (decrease)	(32,426,215)	$(298,754,893)	2,138,299	$(16,936,663)

Increase (decrease) derived from capital shares transactions		$(298,754,893)		$(16,936,663)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-32

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.98	$12.83	$12.47	$12.78	$11.44

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14	0.13	0.14	0.14	0.19
Net realized and unrealized gain (loss)	0.89	(2.73)	0.99	0.53	1.84

Total income (loss) from investment operations	1.03	(2.60)	1.13	0.67	2.03

Less Distributions
Distributions from net investment income	(0.26)	(0.47)	(0.03)	(0.22)	(0.44)
Distributions from net realized capital gains	0.00	(0.78)	(0.74)	(0.76)	(0.25)

Total distributions	(0.26)	(1.25)	(0.77)	(0.98)	(0.69)

Net Asset Value, End of Period	$9.75	$8.98	$12.83	$12.47	$12.78

Total Return (%) (b)	11.64	(20.43)	9.28	6.09	18.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	0.90	0.89	0.90	0.89
Net ratio of expenses to average net assets (%) (c)	0.90	0.89	0.88	0.88	0.88
Ratio of net investment income (loss) to average net assets (%)	1.50	1.32	1.08	1.13	1.58
Portfolio turnover rate (%)	14	16	17	18	22
Net assets, end of period (in millions)	$2,692.7	$2,771.8	$3,934.7	$4,093.9	$4,370.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-33

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is AB Global Dynamic Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the AllianceBernstein Global Dynamic Allocation Portfolio, Ltd. which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Under Treasury regulations, subpart F income, if any, realized by a wholly-owned non-U.S. subsidiary (such as the Subsidiary) of the Portfolio and included in the Portfolio’s annual income for U.S. federal income purposes, will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives. The Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AllianceBernstein L.P. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2023, the Portfolio held $24,310,137 in the Subsidiary, representing 0.9% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

BHFTI-34

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For

BHFTI-35

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2023, the Portfolio received EU tax reclaim payments in the amount of $89,914 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Consolidated Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

BHFTI-36

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $66,503,586. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $72,564,503. The combined value of all repurchase agreements is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-37

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(46,103,063)	$—	$—	$—	$(46,103,063)
U.S. Treasury & Government Agencies	(52,880,680)	—	—	—	(52,880,680)
Total Borrowings	$(98,983,743)	$—	$—	$—	$(98,983,743)
Gross amount of recognized liabilities for securities lending transactions					$(98,983,743)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity and interest rate futures were used for both hedging and investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by factors such as changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap

BHFTI-38

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolio holds cleared swaps through accounts at a clearing member. The Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying security comprising the relevant component of the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of

BHFTI-39

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying security comprising the relevant component of the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2023, for which the Portfolio is the seller of protection, are disclosed in the Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money market reference rates. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the

BHFTI-40

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$806,215
			Unrealized depreciation on futures contracts (b) (c)	$2,287,112
Equity	Unrealized appreciation on futures contracts (b)(c)	13,395,910	Unrealized depreciation on futures contracts (b) (c)	1,230,240
Commodity			OTC swap contracts at market value (d)	173,114
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	9,382,734	Unrealized depreciation on forward foreign currency exchange contracts	20,902,917

Total		$23,584,859		$24,593,383

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest payable of $2,436.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America NA	$2,767,707	$(2,767,707)	$—	$—
Barclays Bank PLC	1,953,145	(1,514,892)	—	438,253
BNP Paribas SA	1,851,575	—	—	1,851,575
Citibank NA	68,160	(68,160)	—	—
Deutsche Bank AG	414,040	(414,040)	—	—
Goldman Sachs Bank USA	1,267,093	(358,277)	—	908,816
HSBC Bank USA	147,888	(147,888)	—	—
JPMorgan Chase Bank NA	182,181	(182,181)	—	—
Morgan Stanley & Co. International PLC	551,453	(551,453)	—	—
State Street Bank and Trust	179,492	(179,492)	—	—

	$9,382,734	$(6,184,090)	$—	$3,198,644

BHFTI-41

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America NA	$3,085,322	$(2,767,707)	$—	$317,615
Barclays Bank PLC	1,514,892	(1,514,892)	—	—
Citibank NA	652,575	(68,160)	—	584,415
Deutsche Bank AG	3,945,483	(414,040)	—	3,531,443
Goldman Sachs Bank USA	358,277	(358,277)	—	—
HSBC Bank USA	1,347,228	(147,888)	—	1,199,340
JPMorgan Chase Bank NA	1,566,536	(182,181)	—	1,384,355
Merrill Lynch International	173,114	—	(173,114)	—
Morgan Stanley & Co. International PLC	2,714,083	(551,453)	—	2,162,630
NatWest Markets PLC	905,447	—	—	905,447
Standard Chartered Bank	53,686	—	—	53,686
State Street Bank and Trust	3,948,910	(179,492)	—	3,769,418
UBS AG	810,478	—	—	810,478

	$21,076,031	$(6,184,090)	$(173,114)	$14,718,827

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$—	$6,266,620	$6,266,620
Futures contracts	(846,094)	—	(18,578,634)	—	—	(19,424,728)
Swap contracts	(20,703,158)	915,619	(47,021)	(5,335,402)	—	(25,169,962)

	$(21,549,252)	$915,619	$(18,625,655)	$(5,335,402)	$6,266,620	$(38,328,070)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$—	$(3,021,241)	$(3,021,241)
Futures contracts	(5,892,006)	—	12,845,878	—	—	6,953,872
Swap contracts	12,904,344	—	(336,988)	(134,788)	—	12,432,568

	$7,012,338	$—	$12,508,890	$(134,788)	$(3,021,241)	$16,365,199

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$894,611,146
Futures contracts long	259,195,986
Futures contracts short	(231,994,930)
Swap contracts	738,283,699

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTI-42

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by factors including changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs, insufficient storage capacity, war and international economic, political and regulatory developments. Certain commodities (and related derivatives) are susceptible to negative prices due to factors such as supply surpluses caused by global events. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall

BHFTI-43

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: LIBOR was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The full impact of the transition on the Portfolio, the financial instruments in which the Portfolio invests and financial markets more generally cannot yet be fully determined.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$210,786,622	$160,612,664	$249,969,436	$490,244,558

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$16,837,881	0.700%	First $250 million
	0.650%	$250 million to $500 million
	0.625%	$500 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.020%	$2 billion to $3.5 billion
0.030%	$3.5 billion to $5 billion
0.040%	Over $5 billion

BHFTI-44

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2023 is as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation / (Depreciation)	Ending Value as of December 31, 2023	Income earned from affiliates during the period	Number of shares held at December 31, 2023
MetLife, Inc.	$1,057,760	$—	$(270,675)	$87,560	$(181,801)	$692,844	$25,576	10,477

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$2,434,077,943

Gross unrealized appreciation	614,086,703
Gross unrealized (depreciation)	(282,445,258)

Net unrealized appreciation (depreciation)	$331,641,445

BHFTI-45

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$76,904,860	$136,641,902	$—	$228,247,481	$76,904,860	$364,889,383

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$33,426,484	$—	$331,745,833	$(49,671,275)	$315,501,042

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had accumulated short-term capital losses of $49,671,275.

During the year ended December 31, 2023, the Portfolio utilized accumulated short-term capital losses of $108,567,628.

11. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-46

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the AB Global Dynamic Allocation Portfolio and Subsidiary:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the AB Global Dynamic Allocation Portfolio and Subsidiary (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-47

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-48

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-49

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-50

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-51

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

AB Global Dynamic Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and AllianceBernstein L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index, and its blended index for the one-, three-, and five-year periods ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTI-52

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fee was below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe, each at the Portfolio’s current size.

BHFTI-53

Brighthouse Funds Trust I

AB International Bond Portfolio

Managed By AllianceBernstein L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A and B shares of the AB International Bond Portfolio returned 9.27% and 8.91%, respectively. The Portfolio’s benchmarks, the Bloomberg Global Aggregate ex-U.S. (USD Hedged) Index¹ and the Custom Benchmark2 returned 8.32% and 9.46%, respectively.

MARKET ENVIRONMENT / CONDITIONS

In what was an extremely volatile year for government bond yields, the rally that began in mid-October brought developed-market (“DM”) treasury returns into positive territory, ending the year with a material gain of 6.72%, as measured by the Bloomberg Global Treasury Index (U.S. dollar hedged). Government bond returns were positive across the board on further evidence of slowing DM economic growth, as headline inflation in those countries continued to fall toward target and as investors priced in material rate cuts by many central banks in 2024. Most credit risk sector returns finished the year with strong relative returns to government bonds. High yield corporate bonds in DM advanced 13.77%, while investment grade corporate bonds rose 9.10%. Emerging market (“EM”) local-currency sovereign bonds gained 12.70%, as the U.S. dollar was mixed against DM and EM currencies. EM hard-currency sovereign bonds rose 11.09%, while hard-currency corporate bonds rose 9.08%. Among securitized assets, credit risk transfer securities (“CRTs”) and collateralized loan obligations (“CLOs”) generally outperformed other credit risk sectors and U.S. agency mortgage-backed securities (“MBS”) outperformed U.S. Treasuries.

There were numerous DM central bank meetings held in December. The Federal Reserve (the “Fed”) held short-term interest rates steady and signaled that its hiking cycle had ended. More importantly, the Fed released its latest quarterly dot plot of interest-rate expectations. The survey of Fed members highlighted that most Fed officials expect rates to fall to a range of 4.50% to 4.75% by the end of 2024, equivalent to three 25 basis point (“bps”) rate cuts. The Reserve Bank of Australia, Bank of Canada, European Central Bank (the “ECB”), Swiss National Bank, Bank of England (the “BoE”) and Bank of Japan (the “BoJ”) also kept short-term interest rates unchanged during the month. The Norges Bank was the only DM central bank to hike in December, increasing its benchmark interest rate by 25 bps to 4.50%, in a surprise decision to combat persistent inflation in Norway. Although the Fed’s announcement was deemed to be quite dovish by market participants, members of the Fed, ECB and BoE pushed back on expectations of rate cuts early next year after the rate announcements, repeating their higher-for-longer stance. DM corporate bonds finished the year on a solid note, boosted by falling government bond yields and strong investor demand, in a continuation of the decisively risk-on environment for most credit risk fixed-income assets.

Local-currency bonds outperformed other EM sub-asset classes in 2023, with the vast majority of their total return driven by local rates, since EM central banks raised interest rates more aggressively than in DM, allowing EM central banks to pivot to cutting rates, particularly in Latin America (“LATAM”). Hard-currency sovereign bonds had strong returns, mostly from spread tightening, with high yield leading the way. Hard-currency corporate bonds had more muted gains, given generally higher credit quality and lower duration versus sovereign bonds. We believe that EM inflation, in most cases, will converge toward EM central bank targets, although likely toward the upper end of those bands. We believe a decline in EM inflation would allow EM central banks to continue to ease monetary policy. Sector and credit selection are key, given the diversity of the EM asset class.

EM have faced high global interest rates, an elevated U.S. dollar, geopolitical instability and below-trend economic growth in China yet have managed to post trend-like Gross Domestic Product (“GDP”) growth.

In our view, the evidence supporting near-term rate cuts is weakest in the U.S. Economic growth in the U.S. was higher than expected for most of 2023, and although the U.S. economy was slowing at the end of the year, we believe growth expectations remained positive for 2024.

In Europe, the eurozone appeared further along in its disinflationary cycle than in the U.S., where core inflation remained well above target. The ECB’s single inflation mandate suggests that the bloc’s central bank will need to be cautious rather than aggressive over the near term. Relatively weaker economic performance in the eurozone should give the ECB the confidence that inflation will decline to target because of tepid or flatlined economic growth. The BoE has a more challenging scenario, because of elevated inflation and weak growth in the U.K. While the recent progress on the U.K. inflation front was welcome news, there was still a long way to go as of the end of the year.

The largest Asian economies remained off cycle with their Western peers. As the Fed, ECB and BoE confirmed signs that inflation is headed in the right direction, the BoJ has been monitoring the Japanese economy for evidence that current levels of inflation are sustainable.

At the end of the year, financial markets appeared to be entering the new year on a firm footing, buoyed by the idea that central banks will soon be cutting interest rates as economic growth slows, and we generally share that optimism. Of course, we remain mindful of any unknowns that could evolve quickly as the global economy settles down after several years of economic challenges during and recovering from the global pandemic.

BHFTI-1

Brighthouse Funds Trust I

AB International Bond Portfolio

Managed By AllianceBernstein L.P.

Portfolio Manager Commentary*—(Continued)

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted positive absolute returns and outperformed the Bloomberg Global Aggregate ex-U.S. (USD Hedged) Index for the one-year period ending on December 31, 2023. During the period, the Portfolio’s overweight to EM bonds contributed positively to relative performance.

The Portfolio underperformed its Custom Benchmark for the one-year period ending on December 31, 2023. During the period, country positioning within investment grade EM countries, such as Indonesia, Mexico, Peru and Qatar detracted from performance. Active currency positioning also detracted. Sector allocation, overall country positioning, and security selection contributed positively to relative performance.

During the period, within sectors, the DM portion of the Portfolio was underweight government securities and overweight risk assets. We favored U.S. securitized positions, with overweight allocations to collateralized mortgage obligations, CRTs, commercial mortgage-backed securities, and CLOs. We also held positions in investment grade and high yield DM corporates. From a credit standpoint, the Portfolio was underweight AA and A rated securities while we favored BBB credit in the investment grade space. In EM, the Portfolio was underweight EM government securities. We increased EM local currency exposure towards the end of the year. The Portfolio maintained an overweight to EM hard currency corporates.

As of December 31, 2023, the Portfolio held a neutral duration position against its Custom Benchmark. In DM, our largest overweight duration positions were in the U.S. and Europe. The Portfolio ended the period underweight duration in Japan, France, Switzerland, and Netherlands. In EM, the Portfolio was modestly overweight Panama, Colombia, and Mexico. The Portfolio was underweight Malaysia, China, Indonesia, and Brazil.

Although we use primarily cash bonds within our strategy, we employ derivatives at times because they provide us flexibility in implementing portfolio strategies. The key alpha-generating strategies we use in this Portfolio—duration/yield curve positioning, sector allocation, security selection, and currency management—can be implemented in either the cash bond markets or in the derivatives market. At times, it is more efficient and cost-effective to implement certain strategies in the derivatives market. The derivatives performed as expected throughout the year.

Christian DiClementi

Scott A. DiMaggio

Matthew S. Sheridan

Portfolio Managers

AllianceBernstein L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg Global Aggregate ex-U.S. (USD Hedged) Index is a measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

2 The Custom Benchmark is a blended index comprised of the Bloomberg Global Aggregate ex-U.S. Index (USD Hedged) (60%) and the JPMorgan EMBI Global Diversified Index (40%). The JPMorgan EMBI Global Diversified Index is comprised of USD- denominated emerging markets sovereign debt. It has a distinct distribution scheme which allows a more even distribution of weights among the countries in the index by only including a specified portion of those countries’ eligible current face amounts of debt outstanding.

BHFTI-2

Brighthouse Funds Trust I

AB International Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG GLOBAL AGGREGATE EX-U.S. (USD HEDGED) INDEX & THE CUSTOM BENCHMARK

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	Since Inception[1]
AB International Bond Portfolio
Class A	9.27	–0.09
Class B	8.91	–0.33
Bloomberg Global Aggregate ex-U.S. (USD Hedged) Index	8.32	0.97
Custom Benchmark	9.46	0.82

1 Inception date of the Class A and Class B shares was 04/29/19. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Countries

% of Net Assets
United States	16.2
Japan	6.8
United Kingdom	5.9
China	5.6
Canada	4.8
South Korea	3.8
Mexico	3.4
Colombia	3.0
Germany	2.9
France	2.3

BHFTI-3

Brighthouse Funds Trust I

AB International Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AB International Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.64%	$1,000.00	$1,059.80	$3.32
	Hypothetical*	0.64%	$1,000.00	$1,021.98	$3.26

Class B (a)	Actual	0.89%	$1,000.00	$1,057.30	$4.62
	Hypothetical*	0.89%	$1,000.00	$1,020.72	$4.53

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2023

Foreign Government—56.7% of Net Assets

Security Description	Principal Amount*	Value

Banks—1.9%
Bank Gospodarstwa Krajowego 5.375%, 05/22/33 (144A)	552,000	$559,238
BNG Bank NV 0.750%, 01/24/29 (EUR)	651,000	658,743
3.500%, 07/19/27 (AUD)	2,491,000	1,655,433
Canada Housing Trust No. 1 3.950%, 06/15/28 (144A) (CAD)	1,905,000	1,468,204
Export-Import Bank of Korea 0.829%, 04/27/25 (EUR)	705,000	751,560
Korea Housing Finance Corp. 3.714%, 04/11/27 (144A) (EUR)	680,000	765,114
Kreditanstalt fuer Wiederaufbau 4.100%, 02/20/26 (AUD)	2,360,000	1,605,952
Magyar Export-Import Bank Zrt 6.125%, 12/04/27 (144A)	856,000	870,270
Perusahaan Penerbit SBSN Indonesia III 4.150%, 03/29/27 . . . . . . . . . .	570,000	565,725
Turkiye Ihracat Kredi Bankasi AS 9.000%, 01/28/27 (144A)	600,000	624,084
9.375%, 01/31/26	723,000	755,709

		10,280,032

Electric—0.2%
Chile Electricity Lux MPC SARL 6.010%, 01/20/33 (144A)	1,066,000	1,092,554

Regional Government—1.3%
Japan Finance Organization for Municipalities 0.050%, 02/12/27 (EUR)	1,822,000	1,848,522
New South Wales Treasury Corp. 2.000%, 03/08/33 (AUD)	4,770,000	2,638,113
Province of Quebec Canada 0.875%, 05/04/27 (EUR)	1,239,000	1,290,974
3.650%, 05/20/32 (CAD)	619,000	466,825
Treasury Corp. of Victoria 2.250%, 09/15/33 (AUD)	1,867,000	1,032,403

		7,276,837

Sovereign—53.2%
Abu Dhabi Government International Bond 3.125%, 09/30/49	2,340,000	1,717,787
Angola Government International Bonds 8.000%, 11/26/29	2,966,000	2,630,545
8.250%, 05/09/28	1,012,000	930,919
9.125%, 11/26/49 (144A)	200,000	163,000
Argentina Republic Government International Bonds 0.750%, 07/09/30 (a)	5,179,390	2,070,496
1.000%, 07/09/29	1,532,610	608,446
3.625%, 07/09/35 (a)	5,542,329	1,891,681
4.250%, 01/09/38 (a)	1,965,508	775,242
Australia Government Bond 3.000%, 03/21/47 (AUD)	1,419,000	780,373
Bahrain Government International Bonds 6.000%, 09/19/44	1,084,000	888,880
6.250%, 01/25/51	1,740,000	1,438,973
Brazil Notas do Tesouro Nacional 10.000%, 01/01/27 (BRL)	11,823,000	2,443,008

Sovereign—(Continued)
Bundesrepublik Deutschland Bundesanleihe
Zero Coupon, 08/15/50 (EUR)	585,162	359,799
1.000%, 05/15/38 (EUR)	2,000,000	1,876,936
1.800%, 08/15/53 (EUR)	3,652,252	3,636,173
2.600%, 08/15/33 (EUR)	2,555,120	2,961,615
Bundesrepublik Deutschland Bundesanleihe
3.250%, 07/04/42 (EUR)	2,022,295	2,549,519
Caisse Francaise de Financement Local 0.010%, 02/22/28 (EUR)	800,000	789,077
0.750%, 01/11/27 (EUR)	400,000	415,967
Canada Government Real Return Bond 4.000%, 12/01/31 (CAD) (b)	11,511,770	10,409,462
Chile Government International Bonds 4.125%, 07/05/34 (EUR)	650,000	731,775
5.330%, 01/05/54	1,388,000	1,379,450
China Government Bonds 2.640%, 01/15/28 (CNY)	91,110,000	12,964,894
2.750%, 06/15/29 (CNY)	7,230,000	1,033,192
2.800%, 11/15/32 (CNY)	37,570,000	5,383,763
3.120%, 10/25/52 (CNY)	35,190,000	5,160,639
Colombia Government International Bonds 3.125%, 04/15/31	2,234,000	1,816,553
3.250%, 04/22/32	1,701,000	1,350,048
3.875%, 02/15/61	848,000	527,185
4.125%, 02/22/42	382,000	272,345
5.000%, 06/15/45 (c)	1,285,000	995,862
7.500%, 02/02/34 (c)	1,685,000	1,777,721
8.000%, 04/20/33	1,525,000	1,663,432
8.000%, 11/14/35	649,000	709,668
Colombia TES 7.250%, 10/26/50 (COP)	10,109,800,000	1,892,649
Costa Rica Government International Bonds 6.550%, 04/03/34 (144A)	943,000	976,005
7.158%, 03/12/45	740,000	784,400
7.300%, 11/13/54 (144A)	555,000	602,175
Dominican Republic International Bonds 4.875%, 09/23/32	1,420,000	1,290,993
5.500%, 02/22/29 (144A)	1,383,000	1,350,154
6.500%, 02/15/48	354,000	337,628
6.875%, 01/29/26	1,545,000	1,570,724
8.625%, 04/20/27	1,330,000	1,390,249
11.250%, 09/15/35 (144A) (DOP)	62,050,000	1,144,794
Ecuador Government International Bonds 3.500%, 07/31/35 (144A) (a)	4,020,847	1,428,755
3.500%, 07/31/35 (a)	1,018,709	361,985
6.000%, 07/31/30 (144A) (a)	1,531,485	708,019
Egypt Government International Bonds 3.875%, 02/16/26 (144A)	1,031,000	840,255
5.250%, 10/06/25	520,000	471,921
5.800%, 09/30/27	1,095,000	841,727
7.053%, 01/15/32	754,000	514,806
7.500%, 02/16/61 (144A)	219,000	127,491
8.500%, 01/31/47	2,058,000	1,275,787
8.700%, 03/01/49	658,000	410,724
8.875%, 05/29/50	1,933,000	1,227,795
El Salvador Government International Bonds 6.375%, 01/18/27	2,494,000	2,197,134
8.625%, 02/28/29	1,227,000	1,098,165
Finland Government Bonds
Zero Coupon, 09/15/30 (144A) (EUR)	2,323,000	2,188,345

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2023

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Finland Government Bonds
2.875%, 04/15/29 (144A) (EUR)	3,169,000	$3,592,162
French Republic Government Bond OAT 0.500%, 05/25/40 (144A) (EUR)	3,637,000	2,780,474
Ghana Government International Bonds 7.625%, 05/16/29 (d)	490,000	211,781
7.875%, 02/11/35 (144A) (d)	1,046,000	454,464
8.627%, 06/16/49 (d)	1,125,000	477,520
8.750%, 03/11/61 (144A) (d)	233,000	99,903
8.950%, 03/26/51 (d)	2,508,000	1,075,631
Guatemala Government Bonds 4.375%, 06/05/27	3,123,000	2,990,273
6.125%, 06/01/50	775,000	733,344
Hazine Mustesarligi Varlik Kiralama AS 8.509%, 01/14/29 (144A) (c)	770,000	816,200
Hungary Government International Bonds 2.125%, 09/22/31	1,897,000	1,527,620
5.250%, 06/16/29 (144A)	498,000	500,263
5.500%, 06/16/34 (144A)	1,000,000	1,015,100
5.500%, 06/16/34	955,000	969,421
6.750%, 09/25/52 (144A)	593,000	662,678
Indonesia Government International Bonds 1.000%, 07/28/29 (EUR)	520,000	499,482
2.850%, 02/14/30	1,163,000	1,053,292
4.200%, 10/15/50	648,000	574,792
4.300%, 03/31/52	359,000	323,796
Italy Buoni Poliennali Del Tesoro 4.000%, 10/30/31 (144A) (EUR)	3,874,000	4,455,905
Ivory Coast Government International Bonds 6.125%, 06/15/33	1,130,000	1,037,159
6.375%, 03/03/28	1,281,000	1,256,546
Jamaica Government International Bonds 7.875%, 07/28/45 (c)	573,000	696,195
9.625%, 11/03/30 (JMD)	167,500,000	1,084,777
Japan Government Five Year Bond 0.300%, 06/20/28 (JPY)	2,005,350,000	14,294,305
Japan Government Thirty Year Bonds 0.400%, 12/20/49 (JPY)	264,800,000	1,402,407
0.600%, 09/20/50 (JPY)	490,100,000	2,712,234
Japan Government Twenty Year Bonds 0.500%, 09/20/36 (JPY)	1,892,500,000	12,789,273
1.400%, 12/20/42 (JPY)	569,150,000	4,067,929
Jordan Government International Bonds 7.375%, 10/10/47	1,570,000	1,393,362
7.500%, 01/13/29 (144A)	1,196,000	1,209,455
Kingdom of Belgium Government Bond 1.450%, 06/22/37 (144A) (EUR)	2,803,000	2,612,919
Korea Treasury Bonds 1.375%, 12/10/29 (KRW)	10,252,340,000	7,172,655
2.375%, 03/10/27 (KRW)	8,626,690,000	6,535,477
3.125%, 09/10/27 (KRW)	7,745,670,000	6,000,751
Lebanon Government International Bonds 6.000%, 01/27/23 (d)	6,653,000	392,194
6.200%, 02/26/25 (d)	461,000	26,777
6.650%, 11/03/28 (d)	2,006,000	119,120

Sovereign—(Continued)
Mexican Bonos
8.000%, 11/07/47 (MXN)	16,536,400	870,135
8.000%, 07/31/53 (MXN)	33,631,900	1,757,569
8.500%, 05/31/29 (MXN)	30,030,000	1,729,860
Mexico Government International Bond 3.771%, 05/24/61	1,695,000	1,148,100
Morocco Government International Bonds 2.375%, 12/15/27	1,143,000	1,023,193
6.500%, 09/08/33 (144A)	416,000	438,490
Nigeria Government International Bonds 6.125%, 09/28/28 (144A)	472,000	417,720
6.125%, 09/28/28	3,696,000	3,270,960
6.500%, 11/28/27	392,000	357,540
7.143%, 02/23/30	1,033,000	929,307
7.375%, 09/28/33 (144A)	558,000	475,025
7.375%, 09/28/33	1,869,000	1,591,080
Oman Government International Bonds 5.625%, 01/17/28	1,215,000	1,237,162
6.250%, 01/25/31	490,000	515,162
Pakistan Government International Bond 8.875%, 04/08/51	2,445,000	1,469,127
Panama Bonos del Tesoro 3.362%, 06/30/31	689,000	541,010
Panama Government International Bonds 3.870%, 07/23/60	2,167,000	1,294,082
6.700%, 01/26/36	390,000	385,786
6.853%, 03/28/54 (c)	1,492,000	1,394,147
6.875%, 01/31/36	543,000	541,447
Panama Notas del Tesoro 3.750%, 04/17/26	1,775,000	1,663,299
Paraguay Government International Bonds 3.849%, 06/28/33 (144A)	209,000	184,547
3.849%, 06/28/33	690,000	609,270
4.950%, 04/28/31 (144A)	650,000	633,750
4.950%, 04/28/31	460,000	448,500
Peruvian Government International Bond 3.000%, 01/15/34	495,000	417,745
Philippines Government International Bonds 3.200%, 07/06/46 (c)	1,794,000	1,385,865
3.229%, 03/29/27	292,000	279,907
3.556%, 09/29/32	1,465,000	1,352,901
3.750%, 01/14/29	364,000	350,484
4.200%, 03/29/47	630,000	558,156
5.500%, 03/30/26	288,000	292,218
Qatar Government International Bond 5.103%, 04/23/48	200,000	202,280
Republic of Austria Government Bonds
Zero Coupon, 02/20/30 (144A) (EUR)	592,000	564,670
0.900%, 02/20/32 (144A) (EUR)	7,880,000	7,649,734
2.900%, 02/20/33 (144A) (EUR)	1,195,000	1,352,201
Republic of Azerbaijan International Bond 3.500%, 09/01/32	1,030,000	892,825
Republic of Kenya Government International Bonds 7.000%, 05/22/27	1,473,000	1,378,713
7.250%, 02/28/28	1,233,000	1,125,113

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2023

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Republic of Poland Government International Bonds 4.875%, 10/04/33	1,147,000	$1,159,502
5.500%, 04/04/53	424,000	441,102
Republic of South Africa Government International Bonds 4.850%, 09/30/29	1,011,000	947,287
5.650%, 09/27/47	826,000	658,735
5.750%, 09/30/49	1,995,000	1,590,414
5.875%, 04/20/32	745,000	705,604
Romania Government International Bonds 3.000%, 02/14/31	800,000	678,314
3.625%, 03/27/32 (144A)	794,000	685,222
3.625%, 03/27/32	558,000	481,554
4.000%, 02/14/51	868,000	627,510
5.250%, 11/25/27 (144A)	1,010,000	1,001,914
5.250%, 11/25/27	546,000	541,629
6.000%, 05/25/34	822,000	826,143
6.625%, 09/27/29 (144A) (EUR)	365,000	430,104
Saudi Government International Bonds 2.250%, 02/02/33	2,595,000	2,148,369
3.250%, 10/22/30 (144A)	689,000	638,634
3.450%, 02/02/61	2,147,000	1,507,890
5.250%, 01/16/50	1,842,000	1,802,710
Senegal Government International Bonds 4.750%, 03/13/28 (EUR)	740,000	752,713
6.250%, 05/23/33	651,000	580,705
6.750%, 03/13/48	274,000	214,980
Serbia International Bonds 6.500%, 09/26/33 (144A)	262,000	268,550
6.500%, 09/26/33	1,925,000	1,973,125
Spain Government Bonds 3.450%, 07/30/43 (144A) (EUR)	2,034,000	2,225,125
3.900%, 07/30/39 (144A) (EUR)	2,480,000	2,899,659
Sri Lanka Government International Bonds 6.200%, 05/11/27 (d)	1,023,000	513,088
6.850%, 11/03/25 (d)	1,370,000	698,697
7.550%, 03/28/30 (d)	1,344,000	670,147
7.850%, 03/14/29 (d)	523,000	260,887
Sweden Bonds Inflation-Linked 0.125%, 06/01/26 (SEK) (b)	2,840,000	359,368
0.125%, 12/01/27 (SEK) (b)	6,330,000	787,941
3.500%, 12/01/28 (SEK) (b)	1,625,000	292,563
Turkey Government International Bonds 4.875%, 10/09/26	1,455,000	1,402,940
4.875%, 04/16/43 (c)	1,708,000	1,243,663
5.250%, 03/13/30	1,715,000	1,571,729
5.875%, 06/26/31	757,000	705,903
6.125%, 10/24/28	1,008,000	989,515
United Kingdom Gilts 0.125%, 01/31/28 (GBP)	4,284,000	4,791,514
0.875%, 01/31/46 (GBP)	2,490,000	1,695,803
1.250%, 10/22/41 (GBP)	1,582,182	1,309,058
1.500%, 07/31/53 (GBP)	1,200,098	852,153
1.750%, 09/07/37 (GBP)	2,428,769	2,401,126
3.750%, 01/29/38 (GBP)	1,661,690	2,078,254
4.750%, 10/22/43 (GBP)	1,353,520	1,871,377

Sovereign—(Continued)
Ukraine Government International Bonds 6.750%, 06/20/28 (144A) (EUR) (d)	442,000	114,662
6.876%, 05/21/31 (d)	1,096,000	250,765
7.375%, 09/25/34 (d)	4,649,000	1,081,357
7.750%, 09/01/26 (d)	4,290,000	1,178,120
7.750%, 09/01/29 (d)	1,548,000	419,684
Uruguay Government International Bonds 4.375%, 01/23/31	676,097	670,546
4.975%, 04/20/55	857,005	836,296
7.875%, 01/15/33 (e)	535,000	653,654
Venezuela Government International Bond 9.250%, 09/15/27 (d)	2,908,000	541,935
Zambia Government International Bond 8.970%, 07/30/27 (d)	1,123,000	693,048

		289,207,108

Total Foreign Government (Cost $330,320,297)		307,856,531

Corporate Bonds & Notes—31.7%

Advertising—0.1%
Interpublic Group of Cos., Inc. 5.375%, 06/15/33 (c)	488,000	495,619

Aerospace/Defense—0.1%
Embraer Netherlands Finance BV 7.000%, 07/28/30 (144A) (c)	328,000	344,071

Agriculture—0.2%
Altria Group, Inc. 3.125%, 06/15/31 (EUR)	860,000	860,370
BAT International Finance PLC 6.000%, 11/24/34 (GBP)	305,000	382,564

		1,242,934

Apparel—0.3%
Tapestry, Inc. 5.350%, 11/27/25 (EUR)	107,000	120,484
5.375%, 11/27/27 (EUR)	496,000	566,807
VF Corp. 4.250%, 03/07/29 (EUR)	811,000	858,578

		1,545,869

Auto Manufacturers—0.5%
Ford Credit Canada Co. 6.382%, 11/10/28 (CAD)	299,000	235,594
Ford Motor Credit Co. LLC 6.125%, 05/15/28 (EUR)	485,000	577,900
General Motors Financial Co., Inc. 6.100%, 01/07/34	821,000	845,309

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Auto Manufacturers—(Continued)
Volkswagen International Finance NV 1.875%, 03/30/27 (EUR)	400,000	$421,886
3.748%, 5Y EUR Swap + 2.924%, 12/28/27 (EUR) (f)	300,000	310,141
3.875%, 10Y EUR Swap + 3.370%, 06/14/27 (EUR) (f)	100,000	105,199

		2,496,029

Auto Parts & Equipment—0.0%
ZF Finance GmbH 2.000%, 05/06/27 (EUR)	200,000	203,729

Banks—7.3%
AIB Group PLC 2.250%, 1Y EUR Swap + 1.300%, 04/04/28 (EUR) (f)	885,000	936,433
Banco Nacional de Panama 2.500%, 08/11/30	1,055,000	779,961
Banco Santander SA 3.125%, 1Y UKG + 1.800%, 10/06/26 (GBP) (f)	300,000	367,204
6.921%, 08/08/33 (c)	400,000	426,266
9.625%, 5Y H15 + 5.298%, 05/21/33 (f)	400,000	437,000
Bank Hapoalim BM 3.255%, 5Y H15 + 2.155%, 01/21/32 (144A) (f)	312,000	269,805
Bank Leumi Le-Israel BM 7.129%, 5Y H15 + 3.466%, 07/18/33 (144A) (f)	365,000	357,890
Bank of America Corp. 1.776%, 3M EURIBOR + 1.200%, 05/04/27 (EUR) (f)	1,189,000	1,260,187
8.774%, 3M TSFR + 3.397%, 01/29/24 (f)	161,000	161,066
Bank of East Asia Ltd. 6.750%, 1Y H15 + 2.100%, 03/15/27 (f)	260,000	260,899
Bank of Montreal 0.125%, 01/26/27 (EUR)	640,000	648,187
1.000%, 04/05/26 (EUR)	619,000	653,609
Bank of Nova Scotia 0.010%, 01/14/27 (EUR)	1,565,000	1,582,999
0.450%, 03/16/26 (EUR)	246,000	256,676
Banque Federative du Credit Mutuel SA 3.875%, 5Y EUR Swap + 2.200%, 06/16/32 (EUR) (f)	600,000	654,072
Barclays PLC 6.125%, 5Y H15 + 5.867%, 12/15/25 (f)	716,000	684,825
BNP Paribas SA 2.500%, 5Y EUR Swap + 1.600%, 03/31/32 (EUR) (f)	500,000	522,000
Cie de Financement Foncier SA 0.375%, 04/09/27 (EUR)	1,200,000	1,226,280
Citigroup, Inc. 7.625%, 5Y H15 + 3.211%, 11/15/28 (f)	102,000	104,152
Commonwealth Bank of Australia 0.125%, 10/15/29 (EUR)	1,015,000	954,244
0.750%, 02/28/28 (EUR)	235,000	237,744
Cooperatieve Rabobank UA 4.625%, 05/23/29 (GBP)	375,000	463,096
Deutsche Bank AG 1.875%, 3M EURIBOR + 1.380%, 02/23/28 (EUR) (f)	100,000	103,691
4.000%, SONIA + 1.939%, 06/24/26 (GBP) (f)	700,000	866,935
DNB Boligkreditt AS 0.250%, 09/07/26 (EUR)	1,314,000	1,354,753
Goldman Sachs Group, Inc. 0.875%, 05/09/29 (EUR)	975,000	935,536
8.505%, 3M TSFR + 3.136%, 01/29/24 (f)	202,000	202,101

Banks—(Continued)
HSBC Holdings PLC 4.600%, 5Y H15 + 3.649%, 12/17/30 (f)	818,000	682,223
6.364%, 5Y EUR Swap + 3.300%, 11/16/32 (EUR) (f)	650,000	771,428
ING Groep NV 2.125%, 5Y EUR Swap + 2.400%, 05/26/31 (EUR) (f)	300,000	315,806
6.750%, 5Y USD ICE Swap + 4.204%, 04/16/24 (f)	790,000	785,062
Intesa Sanpaolo SpA 6.625%, 06/20/33 (144A)	528,000	541,061
7.200%, 11/28/33 (144A)	298,000	317,672
JPMorgan Chase & Co. 1.090%, 3M EURIBOR + 0.760%, 03/11/27 (EUR) (f)	1,200,000	1,258,446
8.889%, 3M TSFR + 3.512%, 02/01/24 (f)	8,000	8,047
8.939%, 3M TSFR + 3.562%, 02/01/24 (f)	168,000	169,470
KBC Group NV 4.875%, 5Y EUR Swap + 2.250%, 04/25/33 (EUR) (f)	500,000	563,939
Lloyds Bank PLC 0.125%, 06/18/26 (EUR)	1,425,000	1,468,406
Morgan Stanley 4.656%, 3M EURIBOR + 1.304%, 03/02/29 (EUR) (f)	1,385,000	1,586,876
National Australia Bank Ltd. 0.010%, 01/06/29 (EUR)	1,215,000	1,158,655
NatWest Group PLC 2.000%, 3M EURIBOR + 1.737%, 03/04/25 (EUR) (f)	900,000	989,499
5.763%, 5Y EUR Swap + 2.600%, 02/28/34 (EUR) (f)	582,000	675,867
Nordea Bank Abp 6.625%, 5Y H15 + 4.110%, 03/26/26 (144A) (f)	565,000	558,635
Royal Bank of Canada 0.125%, 04/26/27 (EUR)	843,000	849,957
3.500%, 07/25/28 (EUR)	250,000	283,458
Santander U.K. Group Holdings PLC 3.530%, 1Y EUR Swap + 1.850%, 08/25/28 (EUR) (f)	718,000	786,414
Santander U.K. PLC 0.050%, 01/12/27 (EUR)	775,000	784,962
Shinhan Financial Group Co. Ltd. 2.875%, 5Y H15 + 2.064%, 05/12/26 (f)	201,000	183,010
Stadshypotek AB 0.010%, 11/24/28 (EUR)	1,100,000	1,061,695
Standard Chartered PLC 1.456%, 1Y H15 + 1.000%, 01/14/27 (f)	480,000	439,537
7.162%, 01/30/27 (144A)	1,000,000	957,941
Toronto-Dominion Bank 0.100%, 07/19/27 (EUR)	445,000	445,051
3.250%, 04/27/26 (EUR)	665,000	737,676
Truist Financial Corp. 5.100%, 10Y H15 + 4.349%, 03/01/30 (f)	499,000	452,196
Turkiye Vakiflar Bankasi TAO 9.000%, 10/12/28 (144A)	585,000	613,098
UBS Group AG 4.625%, 1Y EURIBOR ICE Swap + 1.150%, 03/17/28 (EUR) (f)	654,000	742,336
7.750%, 1Y EURIBOR ICE Swap + 4.950%, 03/01/29 (EUR) (f)	586,000	745,131
9.250%, 5Y H15 + 4.745%, 11/13/28 (144A) (f)	243,000	262,143
UniCredit SpA 1.200%, 3M EURIBOR + 1.350%, 01/20/26 (EUR) (f)	705,000	755,062
Westpac Banking Corp. 0.010%, 09/22/28 (EUR)	279,000	267,360

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Yapi ve Kredi Bankasi AS 9.250%, 10/16/28 (144A)	600,000	$635,118

		39,560,848

Chemicals—0.7%
Braskem Idesa SAPI 6.990%, 02/20/32 (144A) (c)	726,000	425,092
6.990%, 02/20/32	440,000	257,631
Braskem Netherlands Finance BV 4.500%, 01/10/28	365,000	298,766
4.500%, 01/31/30	571,000	443,189
7.250%, 02/13/33 (144A)	299,000	251,783
8.500%, 01/12/31 (144A)	580,000	539,400
CNAC HK Finbridge Co. Ltd. 5.125%, 03/14/28	200,000	199,486
INEOS Quattro Finance 2 PLC 2.500%, 01/15/26 (144A) (EUR)	561,000	598,352
8.500%, 03/15/29 (144A) (EUR)	128,000	148,911
Sasol Financing USA LLC 8.750%, 05/03/29 (144A)	285,000	290,594
UPL Corp. Ltd. 4.500%, 03/08/28	525,000	465,400

		3,918,604

Commercial Services—1.1%
Adani Ports & Special Economic Zone Ltd. 3.828%, 02/02/32	220,000	170,235
4.375%, 07/03/29	250,000	219,036
Autopistas del Sol SA 7.375%, 12/30/30	709,754	665,394
DP World Ltd. 6.850%, 07/02/37	1,550,000	1,708,143
DP World Salaam 6.000%, 5Y H15 + 5.750%, 10/01/25 (f)	1,024,000	1,019,881
Global Payments, Inc. 4.875%, 03/17/31 (EUR)	455,000	526,590
GTCR W-2 Merger Sub LLC/GTCR W Dutch Finance Sub BV 8.500%, 01/15/31 (144A) (GBP)	120,000	165,195
JSW Infrastructure Ltd. 4.950%, 01/21/29 (144A)	531,000	489,691
Mersin Uluslararasi Liman Isletmeciligi AS 8.250%, 11/15/28 (144A)	770,000	801,786

		5,765,951

Computers—0.3%
CA Magnum Holdings 5.375%, 10/31/26 (144A)	680,000	632,400
Kyndryl Holdings, Inc. 2.050%, 10/15/26	679,000	618,051
Lenovo Group Ltd. 3.421%, 11/02/30	285,000	251,628

		1,502,079

Diversified Financial Services—0.9%
Air Lease Corp. 5.400%, 06/01/28 (CAD)	321,000	247,849

Diversified Financial Services—(Continued)
Aviation Capital Group LLC 3.500%, 11/01/27 (144A)	214,000	197,126
4.375%, 01/30/24 (144A)	459,000	458,267
BPCE SFH SA 0.010%, 01/21/27 (EUR)	800,000	812,242
0.010%, 11/10/27 (EUR)	400,000	397,791
China Great Wall International Holdings V Ltd. 2.875%, 11/23/26	270,000	241,614
Credicorp Capital Sociedad Titulizadora SA 10.100%, 12/15/43 (144A) (PEN)	3,100,000	837,996
Credit Mutuel Home Loan SFH SA 3.125%, 06/22/27 (EUR)	800,000	894,632
Intercorp Financial Services, Inc. 4.125%, 10/19/27	285,000	259,684
Joy Treasure Assets Holdings, Inc. 4.500%, 03/20/29	340,000	318,814

		4,666,015

Electric—2.2%
Adani Green Energy Ltd. 4.375%, 09/08/24	1,040,000	1,003,948
AES Andes SA 6.350%, 5Y H15 + 4.917%, 10/07/79 (144A) (f)	457,000	428,099
Alexander Funding Trust II 7.467%, 07/31/28 (144A) (c)	277,000	290,860
Alfa Desarrollo SpA 4.550%, 09/27/51 (144A)	792,028	618,319
China Huaneng Group Hong Kong Treasury Management Holding Ltd. 3.080%, 5Y H15 + 5.651%, 12/09/25 (f)	200,000	189,666
Colbun SA 3.950%, 10/11/27	200,000	191,399
Cometa Energia SA de CV 6.375%, 04/24/35	249,422	241,968
Comision Federal de Electricidad 3.348%, 02/09/31	745,000	620,163
4.688%, 05/15/29 (144A)	359,000	337,280
4.688%, 05/15/29 (c)	414,000	388,952
5.000%, 09/29/36	706,000	624,837
EDP - Energias de Portugal SA 1.500%, 5Y EUR Swap + 1.888%, 03/14/82 (EUR) (f)	400,000	396,649
Electricite de France SA 2.875%, 5Y EUR Swap + 3.373%, 12/15/26 (EUR) (f)	400,000	408,598
5.875%, 07/18/31 (GBP)	250,000	336,540
5.993%, 05/23/30 (CAD)	244,000	192,396
Empresas Publicas de Medellin ESP 4.250%, 07/18/29 (144A)	592,000	503,544
Eskom Holdings SOC Ltd. 7.125%, 02/11/25	666,000	665,751
Fortis, Inc. 5.677%, 11/08/33 (CAD)	500,000	407,407
India Clean Energy Holdings 4.500%, 04/18/27 (144A)	665,000	582,016
Israel Electric Corp. Ltd. 3.750%, 02/22/32 (144A)	213,000	180,070

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
JSW Hydro Energy Ltd. 4.125%, 05/18/31	720,475	$625,855
Lamar Funding Ltd. 3.958%, 05/07/25	1,772,000	1,723,997
Minejesa Capital BV 5.625%, 08/10/37 (c)	595,000	520,625
NRG Energy, Inc. 4.450%, 06/15/29 (144A)	47,000	44,347
ReNew Wind Energy AP2/ReNew Power Pvt Ltd. other 9 Subsidiaries 4.500%, 07/14/28	315,000	279,956

		11,803,242

Electronics—0.3%
Honeywell International, Inc. 2.250%, 02/22/28 (EUR)	410,000	441,467
4.125%, 11/02/34 (EUR)	1,141,000	1,337,199

		1,778,666

Energy-Alternate Sources—0.1%
Greenko Dutch BV 3.850%, 03/29/26	370,000	344,137
Greenko Solar Mauritius Ltd. 5.950%, 07/29/26	215,000	207,583

		551,720

Engineering & Construction—1.2%
Aeropuerto Internacional de Tocumen SA 4.000%, 08/11/41	1,960,000	1,471,372
Dianjian Haiyu Ltd. 4.250%, 5Y H15 + 4.575%, 01/14/27 (f)	1,423,000	1,361,465
Gatwick Funding Ltd. 2.500%, 04/15/32 (GBP)	720,000	805,227
Heathrow Funding Ltd. 2.750%, 10/13/31 (GBP)	490,000	565,266
6.450%, 12/10/33 (GBP)	271,000	382,427
Powerchina Roadbridge Group British Virgin Islands Ltd. 3.080%, 5Y H15 + 5.256%, 04/01/26 (f)	1,485,000	1,393,821
State Agency of Roads of Ukraine 6.250%, 06/24/30 (144A) † (d)	1,144,000	286,572
TAV Havalimanlari Holding AS 8.500%, 12/07/28 (144A)	375,000	382,875

		6,649,025

Entertainment—0.1%
GENM Capital Labuan Ltd. 3.882%, 04/19/31	900,000	767,804

Environmental Control—0.0%
Paprec Holding SA 7.250%, 11/17/29 (144A) (EUR)	187,000	221,147

Food—0.4%
China Modern Dairy Holdings Ltd. 2.125%, 07/14/26	310,000	274,672

Food—(Continued)
MARB BondCo PLC 3.950%, 01/29/31	345,000	280,079
Metro, Inc. 4.657%, 02/07/33 (CAD)	628,000	478,651
Saputo, Inc. 2.297%, 06/22/28 (CAD)	866,000	597,367
5.250%, 11/29/29 (CAD)	377,000	294,297

		1,925,066

Gas—0.3%
Cadent Finance PLC 0.625%, 03/19/30 (EUR)	963,000	895,321
CU, Inc. 5.896%, 11/20/34 (CAD)	69,000	58,418
National Grid North America, Inc. 1.054%, 01/20/31 (EUR)	850,000	792,451

		1,746,190

Hand/Machine Tools—0.2%
Finning International, Inc. 4.445%, 05/16/28 (CAD)	1,170,000	879,277

Healthcare-Products—0.0%
Stryker Corp. 3.375%, 12/11/28 (EUR)	240,000	268,563

Healthcare-Services—0.0%
Sutter Health 5.164%, 08/15/33	190,000	192,514

Insurance—0.4%
Allianz SE 3.099%, 3M EURIBOR + 3.350%, 07/06/47 (EUR) (f)	500,000	540,152
CNP Assurances SACA 2.500%, 3M EURIBOR + 3.650%, 06/30/51 (EUR) (f)	300,000	288,548
Credit Agricole Assurances SA 4.750%, 5Y EUR Swap + 5.350%, 09/27/48 (EUR) (f)	600,000	668,292
Prudential Financial, Inc. 5.200%, 03/15/44 (c)	642,000	638,790

		2,135,782

Internet—0.2%
Booking Holdings, Inc. 4.500%, 11/15/31 (EUR)	388,000	465,996
Prosus NV 3.061%, 07/13/31	465,000	375,592

		841,588

Investment Companies—0.3%
Fund of National Welfare Samruk-Kazyna JSC 2.000%, 10/28/26 (144A)	805,000	740,745
Huarong Finance 2019 Co. Ltd. 3.250%, 11/13/24	400,000	387,000
3.750%, 05/29/24	208,000	204,674

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Investment Companies—(Continued)
Huarong Finance II Co. Ltd. 4.625%, 06/03/26	220,000	$208,461
4.875%, 11/22/26	320,000	302,803

		1,843,683

Iron/Steel—0.2%
CSN Resources SA 4.625%, 06/10/31	595,000	486,481
JSW Steel Ltd. 3.950%, 04/05/27	300,000	276,885
Vale Overseas Ltd. 3.750%, 07/08/30	275,000	253,115

		1,016,481

Leisure Time—0.1%
Harley-Davidson Financial Services, Inc. 3.050%, 02/14/27 (144A)	330,000	306,547

Lodging—0.1%
Studio City Co. Ltd. 7.000%, 02/15/27 (144A)	250,000	245,950
Studio City Finance Ltd. 6.500%, 01/15/28	200,000	184,750

		430,700

Mining—1.8%
Anglo American Capital PLC 4.750%, 09/21/32 (EUR)	265,000	307,521
Aris Mining Corp. 6.875%, 08/09/26	395,000	341,675
Cia de Minas Buenaventura SAA 5.500%, 07/23/26	764,000	729,258
Corp. Nacional del Cobre de Chile 3.000%, 09/30/29	1,810,000	1,610,409
3.150%, 01/14/30	369,000	328,686
3.750%, 01/15/31	950,000	859,874
5.125%, 02/02/33 (144A)	330,000	319,170
5.125%, 02/02/33	1,835,000	1,774,781
5.950%, 01/08/34 (144A) (c)	1,724,000	1,747,533
Indonesia Asahan Aluminium PT/Mineral Industri Indonesia Persero PT 5.450%, 05/15/30	740,000	746,475
Stillwater Mining Co. 4.000%, 11/16/26 (c)	265,000	235,187
Volcan Cia Minera SAA 4.375%, 02/11/26 (144A)	184,000	114,322
4.375%, 02/11/26	942,000	585,277

		9,700,168

Multi-National—1.2%
European Investment Bank 0.750%, 07/15/27 (AUD)	990,000	600,014
1.800%, 01/19/27 (AUD)	1,300,000	827,261
Inter-American Development Bank 2.700%, 01/29/26 (AUD)	1,005,000	664,619
4.250%, 06/11/26 (AUD)	783,000	534,573

Multi-National—(Continued)
International Bank for Reconstruction & Development
Zero Coupon, 01/15/27 (EUR)	1,237,000	1,269,039
0.010%, 04/24/28 (EUR)	1,277,000	1,271,573
3.000%, 10/19/26 (AUD)	445,000	294,402
International Finance Corp. 4.450%, 05/14/27 (AUD)	1,159,000	797,778

		6,259,259

Oil & Gas—6.8%
BP Capital Markets PLC 3.250%, 5Y EUR Swap + 3.520%, 03/22/26 (EUR) (f)	234,000	249,283
3.625%, 5Y EUR Swap + 3.780%, 03/22/29 (EUR) (f)	541,000	558,715
Canacol Energy Ltd. 5.750%, 11/24/28	450,000	328,132
Ecopetrol SA 4.625%, 11/02/31	54,000	45,811
6.875%, 04/29/30 (c)	258,000	255,672
8.625%, 01/19/29	2,651,000	2,825,192
Eni SpA 3.375%, 5Y EUR Swap + 3.641%, 07/13/29 (EUR) (f)	555,000	561,412
Geopark Ltd. 5.500%, 01/17/27	430,000	380,689
Gran Tierra Energy, Inc. 9.500%, 10/15/29 (144A)	619,000	543,401
Hunt Oil Co. of Peru LLC Sucursal Del Peru 8.550%, 09/18/33 (144A)	200,000	218,670
KazMunayGas National Co. JSC 5.375%, 04/24/30	2,005,000	1,985,960
Leviathan Bond Ltd. 6.125%, 06/30/25 (144A)	324,995	314,433
6.750%, 06/30/30 (144A)	246,793	224,619
Medco Maple Tree Pte. Ltd. 8.960%, 04/27/29 (144A)	325,000	329,546
NAK Naftogaz Ukraine via Kondor Finance PLC 7.625%, 11/08/28 (144A) † (d)	505,000	236,466
7.650%, 07/19/25 (d)	1,216,950	824,484
Oil & Gas Holding Co. BSCC 7.500%, 10/25/27	1,986,000	2,095,031
Ovintiv, Inc. 6.250%, 07/15/33 (c)	112,000	115,782
6.500%, 02/01/38	146,000	150,588
Pertamina Persero PT 2.300%, 02/09/31	3,727,000	3,152,434
Petroleos de Venezuela SA 6.000%, 11/15/26 (d)	4,970,965	559,234
Petroleos Mexicanos 6.500%, 03/13/27	5,127,000	4,779,035
6.700%, 02/16/32	2,243,000	1,861,195
6.750%, 09/21/47	439,000	287,245
6.875%, 08/04/26 (c)	1,549,000	1,504,109
6.950%, 01/28/60	1,630,000	1,073,503
7.690%, 01/23/50	211,000	150,056
QatarEnergy 3.125%, 07/12/41	1,612,000	1,237,252
3.300%, 07/12/51 (144A)	977,000	713,210
3.300%, 07/12/51	2,605,000	1,901,650

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Saudi Arabian Oil Co. 1.625%, 11/24/25	1,215,000	$1,142,141
2.250%, 11/24/30	3,180,000	2,730,761
SierraCol Energy Andina LLC 6.000%, 06/15/28 (144A)	400,000	336,670
6.000%, 06/15/28	215,000	180,960
Sinopec Group Overseas Development 2018 Ltd. 2.700%, 05/13/30	678,000	615,285
State Oil Co. of the Azerbaijan Republic 6.950%, 03/18/30	701,000	735,174
Tengizchevroil Finance Co. International Ltd. 3.250%, 08/15/30 (144A)	552,000	453,391
3.250%, 08/15/30	1,250,000	1,026,700
TotalEnergies SE 1.625%, 5Y EUR Swap + 1.993%, 10/25/27 (EUR) (f)	412,000	406,635

		37,090,526

Packaging & Containers—0.2%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.250%, 09/01/28 (144A) (c)	579,000	506,523
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 2.125%, 08/15/26 (EUR)	615,000	603,661

		1,110,184

Pharmaceuticals—0.0%
Bayer U.S. Finance LLC 6.125%, 11/21/26 (144A)	245,000	249,087

Pipelines—0.4%
Acu Petroleo Luxembourg SARL 7.500%, 07/13/35 (144A)	639,034	606,152
Inter Pipeline Ltd./AB 5.849%, 05/18/32 (CAD)	760,000	588,200
ONEOK, Inc. 6.050%, 09/01/33	125,000	132,440
Southern Gas Corridor CJSC 6.875%, 03/24/26	454,000	460,810
TransCanada PipeLines Ltd. 5.330%, 05/12/32 (CAD)	430,000	334,858

		2,122,460

Real Estate—0.3%
Annington Funding PLC 3.184%, 07/12/29 (GBP)	365,000	415,734
Heimstaden Bostad Treasury BV 0.625%, 07/24/25 (EUR)	440,000	429,980
Sinochem Offshore Capital Co. Ltd. 2.375%, 09/23/31	345,000	283,421
Vivion Investments SARL 3.000%, 08/08/24 (EUR)	700,000	722,319
Yango Justice International Ltd. 7.500%, 04/15/24 (d)	320,000	160
8.250%, 11/25/23 (d)	300,000	825

		1,852,439

Real Estate Investment Trusts—0.5%
Crown Castle, Inc. 5.600%, 06/01/29 (c)	185,000	189,164
5.800%, 03/01/34	195,000	201,825
Digital Euro Finco LLC 2.500%, 01/16/26 (EUR)	335,000	359,927
Digital Intrepid Holding BV 0.625%, 07/15/31 (EUR)	625,000	540,874
Equinix, Inc. 1.000%, 03/15/33 (EUR)	985,000	877,798
Trust Fibra Uno 4.869%, 01/15/30	403,000	364,155
Westfield America Management Ltd. 2.625%, 03/30/29 (GBP)	340,000	374,311

		2,908,054

Retail—0.1%
Dollarama, Inc. 5.533%, 09/26/28 (CAD)	353,000	280,117
Falabella SA 3.750%, 10/30/27	463,000	408,292

		688,409

Savings & Loans—0.3%
Nationwide Building Society 1.125%, 05/31/28 (EUR)	1,000,000	1,026,563
2.000%, 5Y EUR Swap + 1.500%, 07/25/29 (EUR) (f)	750,000	811,652

		1,838,215

Software—0.2%
Fidelity National Information Services, Inc. 0.625%, 12/03/25 (EUR)	141,000	147,874
Fiserv, Inc. 1.625%, 07/01/30 (EUR)	916,000	913,612

		1,061,486

Telecommunications—1.0%
AT&T, Inc. 4.500%, 05/15/35	86,000	81,461
5.400%, 02/15/34	120,000	123,759
Bell Telephone Co. of Canada or Bell Canada 3.000%, 03/17/31 (CAD)	170,000	116,301
5.850%, 11/10/32 (CAD)	1,231,000	1,008,314
C&W Senior Financing DAC 6.875%, 09/15/27	270,000	251,559
CK Hutchison Group Telecom Finance SA 0.750%, 04/17/26 (EUR)	932,000	968,527
1.500%, 10/17/31 (EUR)	220,000	203,888
Corning, Inc. 3.875%, 05/15/26 (EUR)	339,000	378,354
CT Trust 5.125%, 02/03/32	290,000	253,449
Telefonica Europe BV 4.375%, 6Y EUR Swap + 4.107%, 12/14/24 (EUR) (f)	300,000	328,436
TELUS Corp. 5.250%, 11/15/32 (CAD)	1,113,000	867,301
5.750%, 09/08/33 (CAD)	417,000	336,149

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Xiaomi Best Time International Ltd. 3.375%, 04/29/30	295,000	$258,676

		5,176,174

Transportation—1.1%
Empresa de Transporte de Pasajeros Metro SA 3.650%, 05/07/30 (144A)	200,000	183,809
4.700%, 05/07/50	665,000	548,513
5.000%, 01/25/47	200,000	172,832
FedEx Corp. 0.450%, 05/04/29 (EUR)	551,000	527,949
Lima Metro Line 2 Finance Ltd. 4.350%, 04/05/36	896,840	822,603
5.875%, 07/05/34	644,147	635,910
SNCF Reseau 1.125%, 05/25/30 (EUR)	1,500,000	1,503,596
Transnet SOC Ltd. 8.250%, 02/06/28 (144A)	1,681,000	1,691,590

		6,086,802

Water—0.2%
Aegea Finance SARL 9.000%, 01/20/31 (144A)	226,000	240,117
Thames Water Utilities Finance PLC 4.000%, 04/18/27 (EUR)	299,000	318,314
6.750%, 11/16/28 (GBP)	420,000	543,139

		1,101,570

Total Corporate Bonds & Notes (Cost $176,063,054)		172,344,576

U.S. Treasury & Government Agencies—5.0%

Agency Sponsored Mortgage - Backed—1.3%
Federal Home Loan Mortgage Corp. STACR REMICS Trust 6.087%, SOFR30A + 0.750%, 10/25/33 (144A) (f)	117,731	117,393
6.137%, SOFR30A + 0.800%, 10/25/41 (144A) (f)	37,181	37,043
6.287%, SOFR30A + 0.950%, 12/25/41 (144A) (f)	966,291	954,243
6.837%, SOFR30A + 1.500%, 10/25/41 (144A) (f)	675,847	669,934
6.987%, SOFR30A + 1.650%, 01/25/34 (144A) (f)	173,748	174,476
7.402%, SOFR30A + 2.064%, 10/25/49 (144A) (f)	2,313	2,315
7.437%, SOFR30A + 2.100%, 03/25/43 (144A) (f)	362,069	367,807
Federal National Mortgage Association Connecticut Avenue Securities 6.087%, SOFR30A + 0.750%, 10/25/41 (144A) (f)	4,791	4,787
6.187%, SOFR30A + 0.850%, 12/25/41 (144A) (f)	186,648	186,032
6.887%, SOFR30A + 1.550%, 10/25/41 (144A) (f)	66,676	66,633
6.987%, SOFR30A + 1.650%, 12/25/41 (144A) (f)	909,180	896,407
7.237%, SOFR30A + 1.900%, 06/25/43 (144A) (f)	327,435	329,758
7.552%, SOFR30A + 2.214%, 03/25/31 (f)	1,363,335	1,373,627
7.552%, SOFR30A + 2.214%, 10/25/39 (144A) (f)	1,441	1,441
7.637%, SOFR30A + 2.300%, 05/25/43 (144A) (f)	426,807	435,787
7.852%, SOFR30A + 2.514%, 04/25/31 (144A) (f)	49,492	49,576
7.887%, SOFR30A + 2.550%, 07/25/42 (144A) (f)	556,449	570,690
15.702%, SOFR30A + 10.364%, 01/25/29 (f)	476,903	546,930

		6,784,879

U.S. Treasury—3.7%
U.S. Treasury Inflation-Indexed Notes 0.125%, 10/15/26 (b)	4,337,722	4,118,864
U.S. Treasury Notes 2.625%, 05/31/27 (g)	7,293,400	6,980,581
3.375%, 05/15/33	24,900	23,896
3.500%, 02/15/33 (h)	716,100	694,421
3.875%, 11/30/27 (g)	742,800	741,233
3.875%, 08/15/33 (g)	4,931,800	4,925,635
4.125%, 10/31/27	107,900	108,579
4.125%, 11/15/32 (g)	1,310,800	1,332,408
4.500%, 11/15/33 (h)	998,500	1,048,269
4.625%, 09/30/28	94,000	97,026
5.000%, 10/31/25	135,000	136,540

		20,207,452

Total U.S. Treasury & Government Agencies (Cost $26,979,204)		26,992,331

Asset-Backed Securities—1.6%

Asset-Backed - Automobile—0.2%
BOF VII AL Funding Trust I 6.291%, 07/26/32 (144A)	351,443	353,618
Santander Bank Auto Credit-Linked Notes 5.721%, 08/16/32 (144A)	135,262	134,771
SBNA Auto Lease Trust 6.270%, 04/20/26 (144A)	513,000	516,538

		1,004,927

Asset-Backed - Other—1.3%
Amur Equipment Finance Receivables XI LLC 5.300%, 06/21/28 (144A)	490,852	489,452
Amur Equipment Finance Receivables XII LLC 6.090%, 12/20/29 (144A)	239,279	241,163
Auxilior Term Funding LLC 6.180%, 12/15/28 (144A)	516,000	518,579
Balboa Bay Loan Funding Ltd. 6.877%, 3M TSFR + 1.462%, 07/20/34 (144A) (f)	595,416	595,420
BHG Securitization Trust 5.550%, 04/17/36 (144A)	338,309	336,495
Black Diamond CLO Ltd. 7.104%, 3M TSFR + 1.692%, 07/23/32 (144A) (f)	926,980	923,230
CNH Equipment Trust 5.420%, 07/15/26	208,004	207,749
Dell Equipment Finance Trust 5.650%, 09/22/28 (144A)	183,142	183,165
DLLAA LLC 5.930%, 07/20/26 (144A)	306,000	307,311
Elmwood CLO 15 Ltd. 6.752%, 3M TSFR + 1.340%, 04/22/35 (144A) (f)	500,000	498,903
Flatiron CLO 21 Ltd. 6.768%, 3M TSFR + 1.372%, 07/19/34 (144A) (f)	812,322	812,290
HPEFS Equipment Trust 5.260%, 08/20/29 (144A)	191,463	191,209
5.430%, 08/20/25 (144A)	185,395	185,132
Kubota Credit Owner Trust 5.400%, 02/17/26 (144A)	375,940	375,635

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2023

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
NMEF Funding LLC 6.570%, 06/17/30 (144A)	462,000	$466,543
Pikes Peak CLO 8 6.847%, 3M TSFR + 1.432%, 07/20/34 (144A) (f)	968,631	964,466

		7,296,742

Asset-Backed - Student Loan—0.1%
Nelnet Student Loan Trust 2.530%, 04/20/62 (144A)	548,158	441,839

Total Asset-Backed Securities (Cost $8,841,950)		8,743,508

Mortgage-Backed Securities—1.0%

Collateralized Mortgage Obligations—0.7%
Bellemeade RE Ltd. 6.337%, SOFR30A + 1.000%, 09/25/31 (144A) (f)	470,651	467,278
Eagle RE Ltd. 7.387%, SOFR30A + 2.050%, 04/25/34 (144A) (f)	271,266	271,725
Home RE Ltd. 10.702%, SOFR30A + 5.364%, 10/25/30 (144A) (f)	357,157	359,319
Oaktown Re III Ltd. 8.002%, SOFR30A + 2.664%, 07/25/29 (144A) (f)	1,500,000	1,507,974
PMT Credit Risk Transfer Trust 8.803%, SOFR30A + 3.464%, 02/25/25 (144A) (f)	599,312	597,103
9.153%, SOFR30A + 3.814%, 11/27/31 (144A) (f)	19,393	19,420
9.221%, 1M TSFR + 3.864%, 05/30/25 (144A) (f)	231,869	232,004
Triangle Re Ltd. 7.237%, SOFR30A + 1.900%, 02/25/34 (144A) (f)	114,285	114,380

		3,569,203

Commercial Mortgage-Backed Securities—0.3%
BFLD Trust 7.077%, 1M TSFR + 1.714%, 06/15/38 (144A) (f)	310,000	302,656
DTP Commercial Mortgage Trust 6.038%, 01/15/41 (144A) (f)	144,000	141,854
JP Morgan Chase Commercial Mortgage Securities Trust 3.784%, 12/15/47 (144A) (f)	1,500,000	835,595
NJ Trust 6.697%, 01/06/29 (144A) (f)	301,751	314,592

		1,594,697

Total Mortgage-Backed Securities (Cost $5,350,616)		5,163,900

Municipals—0.1%
California Earthquake Authority 5.603%, 07/01/27	275,000	278,233
Florida State Board of Administration Finance Corp. 2.154%, 07/01/30	395,000	336,935

Total Municipals (Cost $612,474)		615,168

Short-Term Investments—4.0%
Security Description	Shares/ Principal Amount*	Value

Repurchase Agreement—2.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $11,690,566; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $11,921,164.	11,687,319	11,687,319

U.S. Treasury—1.8%
U.S. Treasury Bills 5.219%, 01/04/24 (i)	1,800,000	1,799,477
4.213%, 01/09/24 (i)	1,450,000	1,448,521
5.100%, 02/01/24 (i)	2,902,000	2,889,248
5.273%, 01/23/24 (i)	2,270,000	2,263,024
5.034%, 02/15/24 (i)	1,570,000	1,559,943

		9,960,213

Total Short-Term Investments (Cost $21,646,461)		21,647,532

Securities Lending Reinvestments (j)—0.9%

Repurchase Agreements—0.2%
Barclays Bank PLC Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $54,033; collateralized by various Common Stock with an aggregate market value of $60,200.	54,000	54,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/29/23 at 5.400%, due on 01/02/24 with a maturity value of $200,120; collateralized by U.S. Government Agency Obligations with rates ranging from 0.375% - 26.636%, maturity dates ranging from 10/15/24 - 11/20/73, and an aggregate market value of $204,000.	200,000	200,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $536,024; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $546,423.	535,709	535,709
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $400,241; collateralized by various Common Stock with an aggregate market value of $441,144.	400,000	400,000

		1,189,709

Mutual Funds—0.7%
Allspring Government Money Market Fund, Select Class 5.280% (k)	1,000,000	1,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (k)	1,000,000	1,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (k)	1,000,000	1,000,000

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (j)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (k)	200,000	$200,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (k)	150,000	150,000
HSBC U.S. Government Money Market Fund, Class I 5.300% (k)	50,000	50,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (k)	50,000	50,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.320% (k)	200,000	200,000
STIT-Government & Agency Portfolio, Institutional Class 5.270% (k)	200,000	200,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.270% (k)	50,000	50,000

		3,900,000

Total Securities Lending Reinvestments (Cost $5,089,709)		5,089,709

Total Purchased Options—0.0% (l) (Cost $113,560)		8,597

Total Investments—101.0% (Cost $575,017,325)		548,461,852
Other assets and liabilities (net)—(1.0)%		(5,226,827)

Net Assets—100.0%		$543,235,025

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2023, the market value of restricted securities was $523,038, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(b)	Principal amount of security is adjusted for inflation.
(c)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $9,111,096 and the collateral received consisted of cash in the amount of $5,089,709 and non-cash collateral with a value of $4,415,202. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(d)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2023, the market value of securities pledged was $13,979,858.
(h)	All or a portion of the security was pledged as collateral against forward foreign currency exchange contracts. As of December 31, 2023, the market value of securities pledged was $808,329.
(i)	The rate shown represents current yield to maturity.
(j)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(k)	The rate shown represents the annualized seven-day yield as of December 31, 2023.
(l)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, the market value of 144A securities was $96,543,075, which is 17.8% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
NAK Naftogaz Ukraine via Kondor Finance PLC, 7.625%, 11/08/28	11/04/19	$505,000	$505,000	$236,466
State Agency of Roads of Ukraine, 6.250%, 06/24/30	06/17/21	1,144,000	1,144,000	286,572

				$523,038

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2023

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	100,927	SSBT	01/25/24	USD	66,879	$1,946
AUD	2,235,132	UBSA	01/25/24	USD	1,456,844	67,366
BRL	4,694,059	BOA	01/03/24	USD	956,800	9,533
BRL	6,797,129	BOA	01/03/24	USD	1,376,339	22,938
BRL	11,360,643	BBP	01/03/24	USD	2,346,610	(7,874)
BRL	6,666,584	MSCS	01/03/24	USD	1,380,245	(7,842)
BRL	6,797,129	MSCS	01/03/24	USD	1,403,988	(4,711)
BRL	6,797,129	MSCS	02/02/24	USD	1,401,701	(4,693)
CAD	2,797,426	DBAG	01/10/24	USD	2,032,565	78,888
CAD	239,991	SSBT	01/10/24	USD	177,372	3,770
CNH	4,016,108	SSBT	01/11/24	USD	554,963	8,986
COP	5,508,264,863	CBNA	01/17/24	USD	1,382,887	34,501
COP	53,001,842	MSCS	01/17/24	USD	12,795	844
EUR	673,462	BNP	01/10/24	USD	727,222	16,446
EUR	2,287,937	BNP	01/10/24	USD	2,517,185	9,263
EUR	1,015,363	CBNA	01/10/24	USD	1,088,534	32,678
EUR	736,345	MSCS	01/10/24	USD	779,140	33,967
EUR	869,613	MSCS	01/10/24	USD	925,830	34,438
EUR	998,478	MSCS	01/10/24	USD	1,088,455	14,111
EUR	1,538,032	MSCS	01/10/24	USD	1,657,097	41,271
EUR	2,645,558	MSCS	01/10/24	USD	2,848,973	72,377
EUR	98,737	SSBT	01/10/24	USD	105,100	3,931
EUR	135,703	SSBT	01/10/24	USD	144,428	5,422
EUR	163,643	SSBT	01/10/24	USD	180,038	665
EUR	172,776	SSBT	01/10/24	USD	188,918	1,870
EUR	224,760	SSBT	01/10/24	USD	246,451	1,739
EUR	251,519	SSBT	01/10/24	USD	267,785	9,954
EUR	330,284	SSBT	01/10/24	USD	350,633	14,082
EUR	369,825	SSBT	01/10/24	USD	399,464	8,914
EUR	562,249	SSBT	01/10/24	USD	610,746	10,116
EUR	620,523	SSBT	01/10/24	USD	656,271	28,939
EUR	853,549	SSBT	01/10/24	USD	939,569	2,959
EUR	956,669	SSBT	01/10/24	USD	1,025,428	30,971
EUR	1,649,410	SSBT	01/10/24	USD	1,746,730	74,626
EUR	2,294,317	SSBT	01/10/24	USD	2,443,991	89,502
GBP	347,198	SSBT	01/25/24	USD	432,056	10,552
IDR	12,587,640,924	BOA	01/25/24	USD	804,579	12,790
IDR	42,233,436,203	HSBCU	01/25/24	USD	2,703,805	38,593
IDR	17,066,618,449	MSCS	01/25/24	USD	1,091,216	16,993
IDR	10,455,387,937	SCB	01/25/24	USD	666,160	12,753
JPY	806,438,956	BOA	01/12/24	USD	5,463,046	262,694
JPY	42,686,353	SSBT	01/12/24	USD	284,330	18,745
JPY	87,973,073	SSBT	01/12/24	USD	594,698	29,913
MXN	22,971,986	BNP	01/18/24	USD	1,327,970	21,639
MXN	28,932,620	BNP	01/18/24	USD	1,658,316	41,480
MYR	4,557,932	BBP	01/11/24	USD	971,426	21,017
MYR	3,564,482	MSCS	01/11/24	USD	760,017	16,112
MYR	3,630,980	MSCS	01/11/24	USD	776,763	13,845
NZD	850,874	SSBT	01/11/24	USD	495,111	42,773
PEN	6,370,874	BOA	01/17/24	USD	1,684,272	37,202
PEN	7,816,179	BOA	01/17/24	USD	2,066,368	45,642

Contracts to Deliver
AUD	861,676	ANZ	01/25/24	USD	561,108	(26,497)
AUD	13,050,926	BBP	01/25/24	USD	8,500,655	(399,197)
AUD	5,028,832	CBNA	01/25/24	USD	3,277,285	(152,040)

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2023

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	167,623	SSBT	01/25/24	USD	107,530	$(6,777)
AUD	163,370	SSBT	01/25/24	USD	107,842	(3,565)
AUD	120,285	SSBT	01/25/24	USD	80,950	(1,077)
AUD	100,953	SSBT	01/25/24	USD	68,848	5
AUD	92,794	SSBT	01/25/24	USD	63,044	(235)
AUD	86,956	SSBT	01/25/24	USD	57,180	(2,118)
AUD	80,710	SSBT	01/25/24	USD	53,460	(1,579)
BRL	6,797,129	BOA	01/03/24	USD	1,403,988	4,711
BRL	4,694,059	BOA	01/03/24	USD	969,586	3,253
BRL	11,360,643	BBP	01/03/24	USD	2,310,459	(28,277)
BRL	6,797,129	MSCS	01/03/24	USD	1,407,273	7,996
BRL	6,666,584	MSCS	01/03/24	USD	1,377,024	4,621
BRL	6,666,584	MSCS	02/02/24	USD	1,374,780	4,603
CAD	1,093,632	CBNA	01/10/24	USD	800,736	(24,720)
CAD	755,678	MSCS	01/10/24	USD	549,696	(20,678)
CAD	671,616	NWM	01/10/24	USD	502,323	(4,602)
CAD	500,000	SSBT	01/10/24	USD	363,841	(13,551)
CAD	370,057	SSBT	01/10/24	USD	273,916	(5,398)
CAD	299,858	SSBT	01/10/24	USD	217,527	(8,802)
CAD	224,171	SSBT	01/10/24	USD	167,370	(1,831)
CAD	178,441	SSBT	01/10/24	USD	130,897	(3,787)
CAD	24,150,011	UBSA	01/10/24	USD	17,542,491	(685,554)
CAD	853,040	UBSA	01/10/24	USD	623,687	(20,174)
CNH	3,234,961	BNP	01/11/24	USD	455,141	882
CNH	3,025,461	DBAG	01/11/24	USD	415,603	(9,237)
CNH	176,411,521	UBSA	01/11/24	USD	24,303,125	(468,879)
EUR	756,196	BOA	01/10/24	USD	812,727	(22,300)
EUR	761,940	BBP	01/10/24	USD	820,193	(21,177)
EUR	549,214	BBP	01/10/24	USD	608,025	1,557
EUR	905,569	BBP	01/10/24	USD	963,710	(36,263)
EUR	865,754	BBP	01/10/24	USD	935,866	(20,140)
EUR	712,316	HSBCU	01/10/24	USD	755,711	(30,862)
EUR	2,451,409	JPMC	01/10/24	USD	2,679,488	(27,473)
EUR	647,799	JPMC	01/10/24	USD	702,267	(13,064)
EUR	27,788,790	MSCS	01/10/24	USD	29,745,677	(940,016)
EUR	5,448,356	MSCS	01/10/24	USD	5,801,642	(214,690)
EUR	2,110,500	MSCS	01/10/24	USD	2,318,535	(11,978)
EUR	1,104,566	MSCS	01/10/24	USD	1,201,092	(18,622)
EUR	640,108	SSBT	01/10/24	USD	678,048	(28,790)
EUR	631,165	SSBT	01/10/24	USD	689,427	(7,535)
EUR	592,134	SSBT	01/10/24	USD	635,829	(18,033)
EUR	574,617	SSBT	01/10/24	USD	611,785	(22,734)
EUR	538,981	SSBT	01/10/24	USD	570,741	(24,427)
EUR	530,737	SSBT	01/10/24	USD	583,064	(3,001)
EUR	424,803	SSBT	01/10/24	USD	463,950	(5,138)
EUR	387,129	SSBT	01/10/24	USD	408,546	(18,940)
EUR	385,185	SSBT	01/10/24	USD	407,008	(18,332)
EUR	375,218	SSBT	01/10/24	USD	408,348	(5,985)
EUR	355,409	SSBT	01/10/24	USD	387,537	(4,922)
EUR	239,073	SSBT	01/10/24	USD	258,561	(5,435)
EUR	186,593	SSBT	01/10/24	USD	202,902	(3,143)
EUR	128,000	SSBT	01/10/24	USD	137,073	(4,270)
EUR	62,903	SSBT	01/10/24	USD	67,021	(2,439)
EUR	59,004	SSBT	01/10/24	USD	64,546	(610)
EUR	49,582	SSBT	01/10/24	USD	54,167	(584)
EUR	48,137	SSBT	01/10/24	USD	52,022	(1,133)
EUR	42,613	SSBT	01/10/24	USD	46,355	(700)

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2023

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	24,224,770	MSCS	01/18/24	USD	25,934,804	$(823,746)
EUR	20,060,045	NWM	01/25/24	USD	21,739,351	(424,968)
EUR	24,159,163	SSBT	02/07/24	USD	26,113,579	(593,528)
GBP	540,023	DBAG	01/25/24	USD	687,427	(996)
GBP	15,421,188	MSCS	01/25/24	USD	19,160,208	(498,760)
GBP	280,275	SSBT	01/25/24	USD	354,074	(3,221)
GBP	241,717	SSBT	01/25/24	USD	305,679	(2,462)
GBP	216,624	SSBT	01/25/24	USD	269,105	(7,047)
IDR	17,014,025,766	BNP	01/25/24	USD	1,080,890	(23,904)
IDR	10,477,546,441	BOA	01/25/24	USD	666,045	(14,307)
IDR	57,548,199,417	CBNA	01/25/24	USD	3,684,099	(52,753)
JPY	306,013,822	HSBCU	01/12/24	USD	2,079,771	(92,936)
JPY	85,574,393	JPMC	01/12/24	USD	602,771	(4,809)
JPY	85,532,155	MSCS	01/12/24	USD	580,852	(26,429)
JPY	2,151,676,474	SCB	01/12/24	USD	14,671,894	(605,071)
JPY	1,171,502,732	UBSA	01/12/24	USD	8,005,425	(312,278)
JPY	2,151,676,474	SCB	01/19/24	USD	14,566,777	(726,932)
KRW	561,696,722	BNP	01/18/24	USD	427,979	(8,541)
KRW	24,604,951,544	BBP	01/18/24	USD	18,260,788	(860,821)
MXN	43,683,645	MSCS	01/18/24	USD	2,488,030	(78,392)
MXN	28,423,740	MSCS	01/18/24	USD	1,618,892	(51,007)
MYR	11,710,830	MSCS	01/11/24	USD	2,524,865	(25,048)
MYR	42,562	MSCS	01/11/24	USD	9,233	(35)
PEN	7,828,378	BOA	01/17/24	USD	2,058,204	(57,103)
PEN	6,380,800	BOA	01/17/24	USD	1,677,613	(46,544)
PEN	1,380,000	CBNA	01/17/24	USD	373,074	184
SEK	12,470,404	BBP	02/16/24	USD	1,197,278	(41,272)
SEK	1,677,591	SSBT	02/16/24	USD	161,009	(5,608)

Net Unrealized Depreciation						$(7,397,381)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/15/24	124	AUD	14,466,549	$302,801
Canada Government Bond 5 Year Futures	03/19/24	281	CAD	31,665,890	620,713
Euro-Bobl Futures	03/07/24	45	EUR	5,367,600	100,491
Euro-Bund Futures	03/07/24	39	EUR	5,351,580	127,898
Euro-Schatz Futures	03/07/24	38	EUR	4,048,710	(2,058)
U.S. Treasury Long Bond Futures	03/19/24	15	USD	1,874,063	133,212
U.S. Treasury Note 10 Year Futures	03/19/24	4	USD	451,563	15,330
U.S. Treasury Note 2 Year Futures	03/28/24	3	USD	617,742	6,340
U.S. Treasury Note 5 Year Futures	03/28/24	174	USD	18,926,578	126,596
U.S. Treasury Ultra Long Bond Futures	03/19/24	52	USD	6,946,875	522,831
United Kingdom Long Gilt Bond Futures	03/26/24	27	GBP	2,771,550	246,438

Futures Contracts—Short
Canada Government Bond 10 Year Futures	03/19/24	(63)	CAD	(7,823,340)	(276,808)
Euro-OAT Futures	03/07/24	(17)	EUR	(2,235,670)	(68,517)
Japanese Government 10 Year Bond Futures	03/13/24	(4)	JPY	(586,840,000)	(27,103)
U.S. Treasury Note Ultra 10 Year Futures	03/19/24	(6)	USD	(708,094)	(1,133)

Net Unrealized Appreciation					$1,827,031

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2023

Purchased Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 10 Yr. IRS	4.445%	DBAG	12M SOFR	Receive	04/11/24	5,440,000	USD	5,440,000	$113,560	$8,597	$(104,963)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M CNRR	Quarterly	2.451%	Quarterly	10/30/28	CNY	28,990,000	$37,497	$—	$37,497
Pay	12M CNRR	Quarterly	2.418%	Quarterly	09/28/28	CNY	99,010,000	104,911	—	104,911
Pay	12M SOFR	Annually	3.209%	Annually	03/21/33	USD	1,380,000	(27,884)	—	(27,884)
Pay	12M SOFR	Annually	4.611%	Annually	10/27/28	USD	9,810,000	463,531	—	463,531
Pay	6M EURIBOR	Semi-Annually	(0.016)%	Annually	09/30/50	EUR	3,800,000	(1,968,985)	—	(1,968,985)
Pay	6M EURIBOR	Semi-Annually	(0.043)%	Annually	11/10/50	EUR	3,820,000	(2,006,596)	—	(2,006,596)
Receive	12M SOFR	Annually	4.353%	Annually	10/27/53	USD	2,620,000	(516,705)	—	(516,705)
Receive	6M BUBOR	Annually	8.698%	Semi-Annually	06/05/28	HUF	639,497,000	(199,679)	—	(199,679)
Receive	6M BUBOR	Annually	8.820%	Semi-Annually	06/02/28	HUF	680,183,000	(220,951)	—	(220,951)
Receive	6M EURIBOR	Annually	0.022%	Semi-Annually	11/10/50	EUR	3,820,000	1,952,817	26,860	1,925,957
Receive	6M EURIBOR	Annually	0.122%	Semi-Annually	09/30/50	EUR	3,800,000	1,855,344	—	1,855,344

Totals								$(526,700)	$26,860	$(553,560)

Centrally Cleared Credit Default Swaps on Credit Indices and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.41.V1	(5.000%)	Quarterly	12/20/28	3.562%	USD	6,217,200	$(362,667)	$(56,717)	$(305,950)
ITRX.AUS.40.V1	(1.000%)	Quarterly	12/20/28	0.687%	USD	4,660,000	(65,137)	(35,595)	(29,542)
Qatar Government International Bond 5.103% due on 04/23/28	(1.000%)	Quarterly	12/20/28	0.464%	USD	17,910,000	(434,652)	(311,034)	(123,618)

Totals							$(862,456)	$(403,346)	$(459,110)

Centrally Cleared Credit Default Swaps on Credit Indices and Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazil Government International Bond 4.250% due 01/07/25	1.000%	Quarterly	12/20/28	1.314%	USD	790,000	$(11,052)	$(15,968)	$4,916
CDX.EM.40.V1	1.000%	Quarterly	12/20/28	1.666%	USD	770,000	(22,281)	(29,013)	6,732
CDX.NA.IG.41.V1	1.000%	Quarterly	12/20/28	0.566%	USD	4,660,000	90,391	60,191	30,200
China Government International Bond 7.500% due 10/28/27	1.000%	Quarterly	12/20/28	0.596%	USD	790,000	14,392	14,772	(380)
Colombia Government International Bond 10.375% due 01/28/33	1.000%	Quarterly	12/20/28	1.555%	USD	810,000	(19,993)	(33,799)	13,806
Indonesia Government International Bond 4.125% due 01/15/25	1.000%	Quarterly	12/20/28	0.706%	USD	770,000	10,168	8,649	1,519
Mexico Government International Bond 4.150% due 03/28/27	1.000%	Quarterly	12/20/28	0.883%	USD	770,000	4,053	1,158	2,895

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2023

Centrally Cleared Credit Default Swaps on Credit Indices and Sovereign Issues—Sell Protection (d)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Republic of South Africa Government International Bond 5.875% due 09/16/25	1.000%	Quarterly	12/20/28	2.039%	USD	980,000	$(44,609)	$(55,108)	$10,499
Turkey Government International Bond 11.875% due 01/15/30	1.000%	Quarterly	12/20/28	2.796%	USD	1,040,000	(79,980)	(98,565)	18,585

Totals							$(58,911)	$(147,683)	$88,772

OTC Credit Default Swaps on Credit Indices — Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2023(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CBNA	23.134%	USD	439,398	$(57,177)	$(34,697)	$(22,480)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CBNA	23.134%	USD	659,329	(85,795)	(51,802)	(33,993)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	CBNA	23.134%	USD	1,317,265	(171,409)	(106,472)	(64,937)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	GSI	23.134%	USD	439,398	(57,177)	(34,531)	(22,646)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	JPMC	23.134%	USD	219,931	(28,619)	(17,280)	(11,339)
CMBX.NA.BBB-.6	3.000%	Monthly	05/11/63	JPMC	23.134%	USD	314,552	(40,931)	(30,278)	(10,653)

Totals								$(441,108)	$(275,060)	$(166,048)

(a)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(c)

The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

(d)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Glossary of Abbreviations

Counterparties

(ANZ)—	Australia & New Zealand Banking Corp.
(BBP)—	Barclays Bank PLC
(BNP)—	BNP Paribas SA
(BOA)—	Bank of America NA
(CBNA)—	Citibank NA
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(HSBCU)—	HSBC Bank USA
(JPMC)—	JPMorgan Chase Bank NA
(MSCS)—	Morgan Stanley Capital Services LLC
(NWM)—	NatWest Markets PLC
(SCB)—	Standard Chartered Bank
(SSBT)—	State Street Bank and Trust
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CNH)—	Chinese Renminbi
(CNY)—	Chinese Yuan
(COP)—	Colombian Peso
(DOP)—	Dominican Peso
(EUR)—	Euro
(GBP)—	British Pound
(HUF)—	Hungarian Forint
(IDR)—	Indonesian Rupiah
(JMD)—	Jamaican Dollar
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NZD)—	New Zealand Dollar
(PEN)—	Peruvian Nuevo Sol
(SEK)—	Swedish Krona
(USD)—	United States Dollar

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2023

Glossary of Abbreviations—(Continued)

Index Abbreviations

(BUBOR)—	Budapest Interbank Offered Rate
(CDX.EM)—	Markit Emerging Market CDS Index
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(CNRR)—	China 7 Day Reverse Repo Rates
(EURIBOR)—	Euro InterBank Offered Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(ITRX.AUS)—	Markit iTraxx Australia Index
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(SONIA)—	Sterling Overnight Index Average Deposit Rate
(TSFR)—	Term Secured Financing Rate

Other Abbreviations

(ICE)—	Intercontinental Exchange, Inc.
(CLO)—	Collateralized Loan Obligation
(DAC)—	Designated Activity Company
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

AB International Bond Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$307,856,531	$—	$307,856,531
Total Corporate Bonds & Notes*	—	172,344,576	—	172,344,576
Total U.S. Treasury & Government Agencies*	—	26,992,331	—	26,992,331
Total Asset-Backed Securities*	—	8,743,508	—	8,743,508
Total Mortgage-Backed Securities*	—	5,163,900	—	5,163,900
Total Municipals*	—	615,168	—	615,168
Total Short-Term Investments*	—	21,647,532	—	21,647,532
Securities Lending Reinvestments
Repurchase Agreements	—	1,189,709	—	1,189,709
Mutual Funds	3,900,000	—	—	3,900,000
Total Securities Lending Reinvestments	3,900,000	1,189,709	—	5,089,709
Total Purchased Options at Value	—	8,597	—	8,597
Total Investments	$3,900,000	$544,561,852	$—	$548,461,852

Collateral for Securities Loaned (Liability)	$—	$(5,089,709)	$—	$(5,089,709)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,437,568	$—	$1,437,568
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(8,834,949)	—	(8,834,949)
Total Forward Contracts	$—	$(7,397,381)	$—	$(7,397,381)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$2,202,650	$—	$—	$2,202,650
Futures Contracts (Unrealized Depreciation)	(375,619)	—	—	(375,619)
Total Futures Contracts	$1,827,031	$—	$—	$1,827,031
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$4,476,392	$—	$4,476,392
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(5,400,290)	—	(5,400,290)
Total Centrally Cleared Swap Contracts	$—	$(923,898)	$—	$(923,898)
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(441,108)	$—	$(441,108)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

AB International Bond Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$548,461,852
Cash	1,347,135
Cash denominated in foreign currencies (c)	208,381
Cash collateral (d)	4,080,897
Unrealized appreciation on forward foreign currency exchange contracts	1,437,568
Receivable for:
Fund shares sold	14,278
Interest	6,358,857
Interest on OTC swap contracts	1,951
Variation margin on centrally cleared swap contracts	32,033
Prepaid expenses	2,087

Total Assets	561,945,039
Liabilities
OTC swap contracts at market value (e)	441,108
Unrealized depreciation on forward foreign currency exchange contracts	8,834,949
Collateral for securities loaned	5,089,709
Payables for:
Investments purchased	3,735,688
Fund shares redeemed	35,474
Variation margin on futures contracts	89,810
Accrued Expenses:
Management fees	235,679
Distribution and service fees	2,408
Deferred trustees’ fees	57,640
Other expenses	187,549

Total Liabilities	18,710,014

Net Assets	$543,235,025

Net Assets Consist of:
Paid in surplus	$679,018,238
Distributable earnings (Accumulated losses)	(135,783,213)

Net Assets	$543,235,025

Net Assets
Class A	$531,673,174
Class B	11,561,851
Capital Shares Outstanding*
Class A	66,642,693
Class B	1,457,090
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.98
Class B	7.93

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $575,017,325.
(b)	Includes securities loaned at value of $9,111,096.
(c)	Identified cost of cash denominated in foreign currencies was $206,064.
(d)	Includes collateral of $1,485,004 for futures contracts, $1,755,093 for centrally cleared swap contracts and $840,800 for OTC swap contracts and forward foreign currency exchange contracts.
(e)	Net premium received on OTC swap contracts was $275,060.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Interest (a)	$25,914,842
Securities lending income	22,235

Total investment income	25,937,077
Expenses
Management fees	2,822,798
Administration fees	47,256
Custodian and accounting fees	298,228
Distribution and service fees—Class B	26,402
Audit and tax services	94,830
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	27,970
Insurance	4,977
Miscellaneous	26,084

Total expenses	3,441,348

Net Investment Income	22,495,729

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	(33,177,933)
Purchased options	(328,823)
Futures contracts	(681,742)
Written options	322,207
Swap contracts	(2,837,834)
Foreign currency transactions	413,503
Forward foreign currency transactions	(2,379,760)

Net realized gain (loss)	(38,670,382)

Net change in unrealized appreciation (depreciation) on:
Investments	57,006,266
Purchased options	(104,963)
Futures contracts	1,633,275
Swap contracts	1,954,873
Foreign currency transactions	(88,391)
Forward foreign currency transactions	3,033,068

Net change in unrealized appreciation (depreciation)	63,434,128

Net realized and unrealized gain (loss)	24,763,746

Net Increase (Decrease) in Net Assets From Operations	$47,259,475

(a)	Net of foreign withholding taxes of $124,795.
(b)	Net of foreign capital gains tax of $6,402.

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

AB International Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$22,495,729	$21,160,078
Net realized gain (loss)	(38,670,382)	(71,201,932)
Net change in unrealized appreciation (depreciation)	63,434,128	(71,308,675)

Increase (decrease) in net assets from operations	47,259,475	(121,350,529)

From Distributions to Shareholders
Class A	(27,869,060)	(72,760,060)
Class B	(517,176)	(1,244,995)

Total distributions	(28,386,236)	(74,005,055)

Increase (decrease) in net assets from capital share transactions	(29,463,951)	(73,068,062)

Total increase (decrease) in net assets	(10,590,712)	(268,423,646)

Net Assets
Beginning of period	553,825,737	822,249,383

End of period	$543,235,025	$553,825,737

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	393,040	$3,055,836	10,565	$100,418
Reinvestments	3,710,927	27,869,060	9,364,229	72,760,060
Redemptions	(8,116,262)	(61,586,106)	(16,718,026)	(147,727,164)

Net increase (decrease)	(4,012,295)	$(30,661,210)	(7,343,232)	$(74,866,686)

Class B
Sales	237,035	$1,814,699	202,358	$1,809,023
Reinvestments	69,141	517,176	160,852	1,244,995
Redemptions	(148,202)	(1,134,616)	(147,622)	(1,255,394)

Net increase (decrease)	157,974	$1,197,259	215,588	$1,798,624

Increase (decrease) derived from capital shares transactions		$(29,463,951)		$(73,068,062)

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

AB International Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021		2020	2019(a)
Net Asset Value, Beginning of Period	$7.70	$10.40	$10.65		$10.49	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.32	0.28	0.27		0.26	0.19
Net realized and unrealized gain (loss)	0.37	(1.87)	(0.47)		0.21	0.30

Total income (loss) from investment operations	0.69	(1.59)	(0.20)		0.47	0.49

Less Distributions
Distributions from net investment income	(0.41)	(1.02)	(0.01)		(0.23)	0.00
Distributions from net realized capital gains	0.00	(0.09)	(0.04)		(0.08)	0.00

Total distributions	(0.41)	(1.11)	(0.05)		(0.31)	0.00

Net Asset Value, End of Period	$7.98	$7.70	$10.40		$10.65	$10.49

Total Return (%) (c)	9.27	(15.47)	(1.83)		4.71	4.90	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	0.59	0.58		0.57	0.59	(e)
Net ratio of expenses to average net assets (%) (f)	0.63	0.59	0.58		0.57	0.59	(e)
Ratio of net investment income (loss) to average net assets (%)	4.14	3.28	2.58		2.56	2.69	(e)
Portfolio turnover rate (%)	104	122	98		106	68	(d)
Net assets, end of period (in millions)	$531.7	$543.9	$811.0		$1,003.3	$1,007.9

	Class B
	Year Ended December 31,
	2023	2022	2021		2020	2019(a)
Net Asset Value, Beginning of Period	$7.66	$10.35	$10.62		$10.49	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.30	0.26	0.25		0.23	0.18
Net realized and unrealized gain (loss)	0.36	(1.86)	(0.48)		0.21	0.31

Total income (loss) from investment operations	0.66	(1.60)	(0.23)		0.44	0.49

Less Distributions
Distributions from net investment income	(0.39)	(1.00)	(0.00	)(g)	(0.23)	0.00
Distributions from net realized capital gains	0.00	(0.09)	(0.04)		(0.08)	0.00

Total distributions	(0.39)	(1.09)	(0.04)		(0.31)	0.00

Net Asset Value, End of Period	$7.93	$7.66	$10.35		$10.62	$10.49

Total Return (%) (c)	8.91	(15.64)	(2.12)		4.39	4.90	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.84	0.83		0.82	0.84	(e)
Net ratio of expenses to average net assets (%) (f)	0.88	0.84	0.83		0.82	0.84	(e)
Ratio of net investment income (loss) to average net assets (%)	3.90	3.08	2.38		2.29	2.55	(e)
Portfolio turnover rate (%)	104	122	98		106	68	(d)
Net assets, end of period (in millions)	$11.6	$9.9	$11.2		$6.1	$1.7

(a)	Commencement of operations was April 29, 2019.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is AB International Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market

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movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based

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upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO,

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adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $11,687,319. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $1,189,709. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of

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loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(2,225,961)	$—	$—	$—	$(2,225,961)
Foreign Government	(2,863,748)	—	—	—	(2,863,748)
Total Borrowings	$(5,089,709)	$—	$—	$—	$(5,089,709)
Gross amount of recognized liabilities for securities lending transactions					$(5,089,709)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period or on a specified date. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

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The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. When the Portfolio owns the underlying instrument, writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument. Options can also be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option on an underlying instrument that the Portfolio owns is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-floor options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market

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conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolio holds cleared swaps through accounts at a clearing member. The Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying security comprising the relevant component of the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying security comprising the relevant component of the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of

BHFTI-32

Brighthouse Funds Trust I

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Notes to Financial Statements—December 31, 2023—(Continued)

buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2023, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money market reference rates. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$8,597
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	4,387,240	Unrealized depreciation on centrally cleared swap contracts (b) (c)	$4,940,800
	Unrealized appreciation on futures contracts (c) (d)	2,202,650	Unrealized depreciation on futures contracts (c) (d)	375,619
Credit			OTC swap contracts at market value (e)	441,108
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	89,152	Unrealized depreciation on centrally cleared swap contracts (b) (c)	459,490
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	1,437,568	Unrealized depreciation on forward foreign currency exchange contracts	8,834,949

Total		$8,125,207		$15,051,966

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(e)	Excludes OTC swap interest receivable of $1,951.

BHFTI-33

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America NA	$398,763	$(140,254)	$—	$258,509
Barclays Bank PLC	22,574	(22,574)	—	—
BNP Paribas SA	89,710	(32,445)	—	57,265
Citibank NA	67,363	(67,363)	—	—
Deutsche Bank AG	87,485	(10,233)	—	77,252
HSBC Bank USA	38,593	(38,593)	—	—
Morgan Stanley Capital Services LLC	261,178	(261,178)	—	—
Standard Chartered Bank	12,753	(12,753)	—	—
State Street Bank and Trust	400,380	(400,380)	—	—
UBS AG	67,366	(67,366)	—	—

	$1,446,165	$(1,053,139)	$—	$393,026

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Australia & New Zealand Banking Corp.	$26,497	$—	$—	$26,497
Bank of America NA	140,254	(140,254)	—	—
Barclays Bank PLC	1,415,021	(22,574)	(808,329)	584,118
BNP Paribas SA	32,445	(32,445)	—	—
Citibank NA	543,894	(67,363)	(306,200)	170,331
Deutsche Bank AG	10,233	(10,233)	—	—
Goldman Sachs International	57,177	—	(57,177)	—
HSBC Bank USA	123,798	(38,593)	—	85,205
JPMorgan Chase Bank NA	114,896	—	(114,896)	—
Morgan Stanley Capital Services LLC	2,726,647	(261,178)	—	2,465,469
NatWest Markets PLC	429,570	—	—	429,570
Standard Chartered Bank	1,332,003	(12,753)	—	1,319,250
State Street Bank and Trust	836,737	(400,380)	—	436,357
UBS AG	1,486,885	(67,366)	—	1,419,519

	$9,276,057	$(1,053,139)	$(1,286,602)	$6,936,316

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$(283,770)	$(45,053)	$—	$(328,823)
Forward foreign currency transactions	—	—	(2,379,760)	(2,379,760)
Swap contracts	(1,734,753)	(1,103,081)	—	(2,837,834)
Futures contracts	(681,742)	—	—	(681,742)
Written options	304,423	17,784	—	322,207

	$(2,395,842)	$(1,130,350)	$(2,379,760)	$(5,905,952)

BHFTI-34

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$(104,963)	$—	$—	$(104,963)
Forward foreign currency transactions	—	—	3,033,068	3,033,068
Swap contracts	1,434,059	520,814	—	1,954,873
Futures contracts	1,633,275	—	—	1,633,275

	$2,962,371	$520,814	$3,033,068	$6,516,253

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$27,925,500
Forward foreign currency transactions	484,830,452
Futures contracts long	56,947,750
Futures contracts short	(16,421,936)
Swap contracts	86,029,404
Written options	(30,018,000)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in

BHFTI-35

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: LIBOR was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The full impact of the transition on the Portfolio, the financial instruments in which the Portfolio invests and financial markets more generally cannot yet be fully determined.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$80,007,365	$462,275,786	$79,379,251	$497,982,384

BHFTI-36

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$2,822,798	0.520%	First $500 million
	0.500%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. AllianceBernstein L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	$1 billion to $1.5 billion
0.040%	Over $1.5 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. No fees were waived during the year ended December 31, 2023.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-37

Brighthouse Funds Trust I

AB International Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$585,371,699

Gross unrealized appreciation	17,733,690
Gross unrealized (depreciation)	(54,546,711)

Net unrealized appreciation (depreciation)	$(36,813,021)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$28,386,236	$68,471,529	$—	$5,533,526	$28,386,236	$74,005,055

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$17,477,414	$—	$(36,844,630)	$(116,358,355)	$(135,725,571)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had accumulated short-term capital losses of $29,870,527 and accumulated long-term capital losses of $86,487,828.

9. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-38

Brighthouse Funds Trust I

AB International Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the AB International Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the AB International Bond Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, the financial highlights for each of the four years in the period then ended and for the period from April 29, 2019 (commencement of operations) to December 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from April 29, 2019 (commencement of operations) to December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-39

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-40

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel—Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-41

Brighthouse Funds Trust I

AB International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-42

Brighthouse Funds Trust I

AB International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-43

Brighthouse Funds Trust I

AB International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

AB International Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and AllianceBernstein L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2023 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year and since inception (beginning April 29, 2019) periods ended June 30, 2023. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Global Aggregate ex-USD Index (USD Hedged), for the one-year period ended October 31, 2023 and underperformed the same benchmark for the three-year and since inception periods ended October 31, 2023. The Board also considered that the Portfolio underperformed its blended index, the Bloomberg Global Aggregate ex-USD Index (USD Hedged) (60%)

BHFTI-44

Brighthouse Funds Trust I

AB International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

and the JPMorgan EMBI Global Diversified Index (40%), for the one- and three-year and since inception periods ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-45

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Managed By Allspring Global Investments, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A and B shares of the Allspring Mid Cap Value Portfolio returned 9.30% and 9.02%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index¹, returned 12.71%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets experienced significant volatility during the year. It began with concerns about rising inflation and an impending recession, temporary strain on the banking system with a few closures of smaller, regional banks, and continued interest rate increases. By the middle of the year, interest rate increases were paused, yet investors expected further tightening of monetary policies by central banks and geopolitical tensions rose with a late-summer market sell-off. The sell-off quickly reversed in November as inflation and employment data moderated. The rally was further strengthened in December as the Federal Reserve (the “Fed”) indicated that interest rate cuts could begin in 2024. This optimism around a potential “soft landing” economic scenario led to a significant increase in investor risk appetites and a pullback in U.S. Treasury yields. The market’s rapid ascension was led by the most cyclical and highest-beta stocks.

The Russell Midcap Value Index (the “Index”) returned 12.71% for the 2023 calendar year. Within the Index, Industrials and Consumer Discretionary were the best-performing sectors with returns north of 20%. Meanwhile, the more defensive, bond proxy Consumer Staples and Utilities sectors were the worst-performing sectors within the Index as interest rates rose.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Index over the twelve-month period.

Stock selection in Consumer Discretionary, Energy, and Industrials detracted from relative performance; however, it was partially offset by an overweight in the best-performing Industrials sector. The largest relative detractor was LKQ, a leading provider of specialty parts to repair automobiles and other vehicles in North America and Western Europe. We were attracted to LKQ’s dominant market position in durable end-markets, under-levered balance sheet, and robust cash-generating abilities. Recently LKQ missed investor expectations due to both strikes at several German facilities and larger-than-expected early dilution from its Uni-Select acquisition. LKQ’s management also disclosed the Chief Executive Officer succession plan, which we believe should bring about a renewed focus on cost efficiency and accretive capital allocation. Our confidence in LKQ’s ability to continue durably growing its cash-generating engine was unshaken by these issues that we believe are transitory.

Stock selection in Materials and Health Care contributed to performance. The largest contributor was Carlisle Companies, which focuses on commercial building products and is the largest manufacturer of commercial roofing in the U.S., with other businesses in aerospace and health care. Carlisle has benefited from price discipline in its building products end markets and a divestiture of a non-core segment. Carlisle’s management also released its long-term Vision 2030 financial targets, stressing its confidence in sustainable growth through the cycle and resilient margins. Balance sheet flexibility, along with stable free cash flow generation, are also expected to be a key component to achieving these targets and to allowing the company to continue to expand its presence within the building envelope. We believe Carlisle’s strategy to focus on complementary building products should further strengthen its free cash flow and fortify its balance sheet creating significant value for shareholders over time.

The Portfolio made minor changes to positioning during the one-year period, with an increase in its weight in Industrials and Real Estate while reducing its weight in Consumer Discretionary and Information Technology (“IT”) as reward/risk ratios dictated. At period-end, the Portfolio’s largest overweights versus the Index continued to be Industrials and Consumer Staples. The largest underweights were IT and Communication Services. These weights were driven by our bottom-up reward/risk process as well as our portfolio construction methodology that was designed to isolate active risk to security selection as much as possible.

James Tringas

Bryant VanCronkhite

Portfolio Managers

Allspring Global Investments, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

BHFTI-1

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Allspring Mid Cap Value Portfolio
Class A	9.30	13.50	7.88
Class B	9.02	13.21	7.60
Russell Midcap Value Index	12.71	11.16	8.26

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
Republic Services, Inc.	3.8
AerCap Holdings NV	3.6
Carlisle Cos., Inc.	3.6
CBRE Group, Inc. - Class A	3.3
Jacobs Solutions, Inc.	3.1
Vulcan Materials Co.	3.1
Allstate Corp.	3.0
Keurig Dr Pepper, Inc.	3.0
LKQ Corp.	2.8
Arch Capital Group Ltd.	2.7

Top Sectors

% of Net Assets
Industrials	23.5
Financials	19.1
Real Estate	9.3
Materials	8.1
Health Care	7.8
Consumer Staples	7.4
Consumer Discretionary	6.7
Utilities	6.1
Energy	5.8
Information Technology	4.7

BHFTI-2

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Allspring Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.74%	$1,000.00	$1,029.30	$3.79
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

Class B (a)	Actual	0.99%	$1,000.00	$1,027.50	$5.06
	Hypothetical*	0.99%	$1,000.00	$1,020.22	$5.04

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—98.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.6%
L3Harris Technologies, Inc.	45,150	$9,509,493

Automobile Components—1.3%
Aptiv PLC (a)	52,914	4,747,444

Banks—3.0%
Fifth Third Bancorp (b)	216,980	7,483,640
Regions Financial Corp. (b)	184,371	3,573,110

		11,056,750

Beverages—3.0%
Keurig Dr Pepper, Inc. (b)	332,955	11,094,061

Building Products—3.6%
Carlisle Cos., Inc.	42,053	13,138,618

Capital Markets—0.9%
Jefferies Financial Group, Inc.	79,329	3,205,685

Chemicals—1.7%
Ashland, Inc. (b)	24,387	2,056,068
Huntsman Corp.	166,557	4,185,577

		6,241,645

Commercial Services & Supplies—3.8%
Republic Services, Inc.	84,579	13,947,923

Construction & Engineering—2.9%
API Group Corp. (a) (b)	120,176	4,158,090
MasTec, Inc. (a) (b)	86,303	6,534,863

		10,692,953

Construction Materials—3.1%
Vulcan Materials Co.	49,654	11,271,955

Consumer Finance—0.6%
Discover Financial Services (b)	20,200	2,270,480

Containers & Packaging—1.6%
AptarGroup, Inc.	24,361	3,011,507
Graphic Packaging Holding Co. (b)	118,334	2,916,933

		5,928,440

Distributors—2.8%
LKQ Corp.	212,674	10,163,691

Electric Utilities—4.3%
American Electric Power Co., Inc.	100,172	8,135,970
FirstEnergy Corp.	212,763	7,799,891

		15,935,861

Energy Equipment & Services—1.7%
Baker Hughes Co.	122,109	4,173,686
NOV, Inc.	96,509	1,957,202

		6,130,888

Financial Services—2.3%
Euronet Worldwide, Inc. (a)	81,975	8,319,643

Ground Transportation—1.2%
Knight-Swift Transportation Holdings, Inc. (b)	74,813	4,312,969

Health Care Equipment & Supplies—4.2%
Alcon, Inc.	97,681	7,630,840
Zimmer Biomet Holdings, Inc.	64,247	7,818,860

		15,449,700

Health Care Providers & Services—1.4%
Laboratory Corp. of America Holdings (b)	22,496	5,113,116

Hotels, Restaurants & Leisure—1.7%
Wendy’s Co. (b)	113,357	2,208,194
Yum China Holdings, Inc.	93,439	3,964,617

		6,172,811

Household Products—4.3%
Church & Dwight Co., Inc. (b)	79,426	7,510,522
Reynolds Consumer Products, Inc. (b)	316,640	8,498,618

		16,009,140

Insurance—10.1%
Allstate Corp.	80,036	11,203,439
Arch Capital Group Ltd. (a)	135,456	10,060,317
Axis Capital Holdings Ltd.	25,383	1,405,457
Brown & Brown, Inc.	128,516	9,138,773
Loews Corp.	79,268	5,516,260

		37,324,246

IT Services—1.2%
Amdocs Ltd.	51,499	4,526,247

Life Sciences Tools & Services—2.2%
Charles River Laboratories International, Inc. (a)	28,836	6,816,830
Qiagen NV (a)	29,758	1,292,390

		8,109,220

Machinery—1.9%
Donaldson Co., Inc.	58,914	3,850,030
Gates Industrial Corp. PLC (a)	235,644	3,162,342

		7,012,372

Metals & Mining—1.7%
Freeport-McMoRan, Inc.	149,697	6,372,601

Mortgage Real Estate Investment Trusts—2.2%
Annaly Capital Management, Inc. (b)	413,466	8,008,836

Office REITs—1.9%
Boston Properties, Inc.	101,714	7,137,271

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—4.1%
Devon Energy Corp.	73,222	$3,316,957
EOG Resources, Inc.	49,989	6,046,170
Targa Resources Corp.	14,342	1,245,889
Valero Energy Corp.	35,805	4,654,650

		15,263,666

Professional Services—3.9%
Dun & Bradstreet Holdings, Inc. (b)	264,343	3,092,813
Jacobs Solutions, Inc.	87,178	11,315,705

		14,408,518

Real Estate Management & Development—3.3%
CBRE Group, Inc. - Class A (a)	131,328	12,225,324

Semiconductors & Semiconductor Equipment—2.6%
ON Semiconductor Corp. (a) (b)	46,036	3,845,387
Teradyne, Inc. (b)	52,018	5,644,993

		9,490,380

Software—0.9%
Synopsys, Inc. (a)	6,529	3,361,847

Specialized REITs—4.1%
CubeSmart	94,400	4,375,440
Gaming & Leisure Properties, Inc.	124,041	6,121,423
Weyerhaeuser Co.	130,536	4,538,737

		15,035,600

Specialty Retail—1.0%
Foot Locker, Inc. (b)	53,020	1,651,573
Restoration Hardware, Inc. (a) (b)	7,285	2,123,432

		3,775,005

Trading Companies & Distributors—3.6%
AerCap Holdings NV (a)	180,631	13,424,496

Water Utilities—1.8%
American Water Works Co., Inc.	50,142	6,618,243

Total Common Stocks (Cost $289,713,382)		362,807,138

Escrow Shares—0.0%

Special Purpose Acquisition Companies—0.0%
Pershing Square Tontine Holdings Ltd. (a) (c) (d) (Cost $0)	277,348	0

Warrants—0.0%

Special Purpose Acquisition Companies—0.0%
Pershing Square Holdings Ltd., Expires 07/24/27 (a) (c) (d) (Cost $175,712)	30,257	0

Rights—0.0%
Security Description	Shares/ Principal Amount*	Value

Special Purpose Acquisition Rights Companies—0.0%
Pershing Square Holdings Ltd. (a) (Cost $0)	84,465	0

Short-Term Investment—1.5%

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $5,446,813; collateralized by U.S. Treasury Note at 2.750%, maturing 07/31/27, with a market value of $5,554,210.	5,445,301	5,445,301

Total Short-Term Investments (Cost $5,445,301)		5,445,301

Securities Lending Reinvestments (e)—12.6%

Certificates of Deposit—0.8%
Barclays Bank PLC 5.790%, SOFR + 0.400%, 02/14/24 (f)	1,000,000	1,000,282
Royal Bank of Canada 5.880%, FEDEFF PRV + 0.550%, 09/20/24 (f)	1,000,000	1,000,620
Sumitomo Mitsui Banking Corp. 5.860%, SOFR + 0.460%, 01/11/24 (f)	1,000,000	1,000,123

		3,001,025

Repurchase Agreements—6.6%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $5,003,028; collateralized by various Common Stock with an aggregate market value of $5,568,979.	5,000,000	5,000,000
Barclays Bank PLC
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $1,100,651; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $1,122,615.	1,100,000	1,100,000
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $200,121; collateralized by various Common Stock with an aggregate market value of $222,962.	200,000	200,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/29/23 at 5.400%, due on 01/02/24 with a maturity value of $3,001,800; collateralized by U.S. Government Agency Obligations with rates ranging from 0.375% - 26.636%, maturity dates ranging from 10/15/24 - 11/20/73, and an aggregate market value of $3,060,000.	3,000,000	3,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/29/23 at 5.870%, due on 07/01/24 with a maturity value of $2,060,331; collateralized by U.S. Treasury Obligations with rates ranging from 0.875% - 3.750%, maturity dates ranging from 05/15/28 - 02/15/32, and various Common Stock with an aggregate market value of $2,040,009.	2,000,000	2,000,000

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $4,003,205; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $4,080,866.	4,000,849	$4,000,849
National Bank of Canada Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/05/24 with a maturity value of $5,005,299; collateralized by various Common Stock with an aggregate market value of $5,579,946.	5,000,000	5,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $800,493; collateralized by various Common Stock with an aggregate market value of $892,811.	800,000	800,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/29/23 at 5.590%, due on 02/02/24 with a maturity value of $1,005,435; collateralized by various Common Stock with an aggregate market value of $1,111,284.	1,000,000	1,000,000
Societe Generale
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $100,059; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $102,227.	100,000	100,000
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $44,260; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $45,119.	44,234	44,234
Repurchase Agreement dated 12/29/23 at 5.510%, due on 01/02/24 with a maturity value of $100,061; collateralized by various Common Stock with an aggregate market value of $111,313.	100,000	100,000
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $2,001,204; collateralized by various Common Stock with an aggregate market value of $2,205,722.	2,000,000	2,000,000

		24,345,083

Time Deposit—0.2%
National Bank of Canada 5.370%, OBFR + 0.050%, 01/05/24 (f)	1,000,000	1,000,000

Mutual Funds—5.0%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (g)	2,837,000	2,837,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (g)	2,000,000	2,000,000

Mutual Funds—(Continued)
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (g)	3,000,000	3,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (g)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (g)	1,000,000	1,000,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (g)	2,000,000	2,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.320% (g)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.270% (g)	1,521,075	1,521,075

		18,358,075

Total Securities Lending Reinvestments (Cost $46,703,158)		46,704,183

Total Investments—112.6% (Cost $342,037,553)		414,956,622
Other assets and liabilities (net)—(12.6)%		(46,594,842)

Net Assets—100.0%		$368,361,780

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $47,688,201 and the collateral received consisted of cash in the amount of $46,703,158 and non-cash collateral with a value of $2,563,525. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2023, these securities represent less than 0.05% of net assets.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2023

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$362,807,138	$—	$—	$362,807,138
Total Escrow Shares*	—	—	0	0
Total Warrants*	—	—	0	0
Total Rights*	—	0	—	0
Total Short-Term Investment*	—	5,445,301	—	5,445,301
Securities Lending Reinvestments
Certificates of Deposit	—	3,001,025	—	3,001,025
Repurchase Agreements	—	24,345,083	—	24,345,083
Time Deposit	—	1,000,000	—	1,000,000
Mutual Funds	18,358,075	—	—	18,358,075
Total Securities Lending Reinvestments	18,358,075	28,346,108	—	46,704,183
Total Investments	$381,165,213	$33,791,409	$0	$414,956,622

Collateral for Securities Loaned (Liability)	$—	$(46,703,158)	$—	$(46,703,158)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$414,956,622
Receivable for:
Fund shares sold	1,469
Dividends and interest	721,625
Prepaid expenses	1,302

Total Assets	415,681,018
Liabilities
Collateral for securities loaned	46,703,158
Payables for:
Investments purchased	16,486
Fund shares redeemed	122,389
Accrued Expenses:
Management fees	202,406
Distribution and service fees	28,509
Deferred trustees’ fees	180,033
Other expenses	66,257

Total Liabilities	47,319,238

Net Assets	$368,361,780

Net Assets Consist of:
Paid in surplus	$269,082,955
Distributable earnings (Accumulated losses)	99,278,825

Net Assets	$368,361,780

Net Assets
Class A	$231,304,620
Class B	137,057,160
Capital Shares Outstanding*
Class A	20,599,592
Class B	12,233,631
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.23
Class B	11.20

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $342,037,553.
(b)	Includes securities loaned at value of $47,688,201.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$7,453,817
Interest	243,321
Securities lending income	87,877

Total investment income	7,785,015
Expenses
Management fees	2,695,836
Administration fees	29,080
Custodian and accounting fees	37,652
Distribution and service fees—Class B	336,056
Audit and tax services	49,026
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	27,973
Insurance	3,504
Miscellaneous	13,973

Total expenses	3,285,903
Less management fee waiver	(247,917)
Less broker commission recapture	(13,718)

Net expenses	3,024,268

Net Investment Income	4,760,747

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	22,354,828
Net change in unrealized appreciation on investments	5,682,121

Net realized and unrealized gain (loss)	28,036,949

Net Increase (Decrease) in Net Assets From Operations	$32,797,696

(a)	Net of foreign withholding taxes of $4,869.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$4,760,747	$4,917,595
Net realized gain (loss)	22,354,828	49,360,122
Net change in unrealized appreciation (depreciation)	5,682,121	(79,594,094)

Increase (decrease) in net assets from operations	32,797,696	(25,316,377)

From Distributions to Shareholders
Class A	(34,167,938)	(54,446,952)
Class B	(19,706,306)	(25,821,472)

Total distributions	(53,874,244)	(80,268,424)

Increase (decrease) in net assets from capital share transactions	(5,893,031)	(20,177,224)

Total increase (decrease) in net assets	(26,969,579)	(125,762,025)

Net Assets
Beginning of period	395,331,359	521,093,384

End of period	$368,361,780	$395,331,359

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	108,614	$1,202,170	702	$8,948
Reinvestments	3,235,600	34,167,938	4,922,871	54,446,952
Redemptions	(4,217,273)	(49,466,858)	(6,034,756)	(81,357,842)

Net increase (decrease)	(873,059)	$(14,096,750)	(1,111,183)	$(26,901,942)

Class B
Sales	412,453	$4,652,664	722,429	$8,926,789
Reinvestments	1,867,896	19,706,306	2,336,785	25,821,472
Redemptions	(1,432,304)	(16,155,251)	(2,091,881)	(28,023,543)

Net increase (decrease)	848,045	$8,203,719	967,333	$6,724,718

Increase (decrease) derived from capital shares transactions		$(5,893,031)		$(20,177,224)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$12.04	$15.80	$12.32	$13.02	$9.96

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16	0.16	0.10	0.12	0.14
Net realized and unrealized gain (loss)	0.85	(1.15)	3.51	0.05	3.36

Total income (loss) from investment operations	1.01	(0.99)	3.61	0.17	3.50

Less Distributions
Distributions from net investment income	(0.16)	(0.10)	(0.13)	(0.13)	(0.11)
Distributions from net realized capital gains	(1.66)	(2.67)	0.00	(0.74)	(0.33)

Total distributions	(1.82)	(2.77)	(0.13)	(0.87)	(0.44)

Net Asset Value, End of Period	$11.23	$12.04	$15.80	$12.32	$13.02

Total Return (%) (b)	9.30	(4.70)	29.35	2.93	35.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	0.77	0.77	0.78	0.78
Net ratio of expenses to average net assets (%) (c)	0.73	0.71	0.71	0.72	0.71
Ratio of net investment income (loss) to average net assets (%)	1.37	1.21	0.69	1.08	1.19
Portfolio turnover rate (%)	22	23	28	54	36
Net assets, end of period (in millions)	$231.3	$258.5	$356.9	$369.4	$350.8

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$12.01	$15.76	$12.30	$12.99	$9.93

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13	0.13	0.06	0.09	0.11
Net realized and unrealized gain (loss)	0.85	(1.15)	3.49	0.06	3.36

Total income (loss) from investment operations	0.98	(1.02)	3.55	0.15	3.47

Less Distributions
Distributions from net investment income	(0.13)	(0.06)	(0.09)	(0.10)	(0.08)
Distributions from net realized capital gains	(1.66)	(2.67)	0.00	(0.74)	(0.33)

Total distributions	(1.79)	(2.73)	(0.09)	(0.84)	(0.41)

Net Asset Value, End of Period	$11.20	$12.01	$15.76	$12.30	$12.99

Total Return (%) (b)	9.02	(4.97)	28.95	2.72	35.53

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.05	1.02	1.02	1.03	1.03
Net ratio of expenses to average net assets (%) (c)	0.98	0.96	0.96	0.97	0.96
Ratio of net investment income (loss) to average net assets (%)	1.13	0.98	0.44	0.83	0.95
Portfolio turnover rate (%)	22	23	28	54	36
Net assets, end of period (in millions)	$137.1	$136.8	$164.2	$154.6	$163.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Allspring Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-11

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purpose Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction (each a “Transaction”). If the Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant.The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a

BHFTI-12

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that: a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $5,445,301. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $24,345,083. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of

BHFTI-13

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$80,031,265	$0	$127,697,769

BHFTI-14

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$2,695,836	0.750%	First $200 million
	0.700%	Over $200 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Allspring Global Investments, LLC is compensated by Brighthouse Investment Advisers for providing subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Of the first $50 million
0.075%	On the next $50 million
0.100%	On the next $100 million
0.050%	On the next $300 million
0.100%	On amounts over $500 million

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-15

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$342,267,053

Gross unrealized appreciation	82,540,923
Gross unrealized (depreciation)	(9,851,353)

Net unrealized appreciation (depreciation)	$72,689,570

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$5,890,752	$20,089,268	$47,983,492	$60,179,156	$53,874,244	$80,268,424

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$4,981,392	$21,787,898	$72,689,569	$—	$99,458,859

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-16

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Allspring Mid Cap Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Allspring Mid Cap Value Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-17

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-19

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional

BHFTI-20

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

BHFTI-21

Brighthouse Funds Trust I

Allspring Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Allspring Mid Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Allspring Global Investments, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board also considered that the Portfolio outperformed its benchmark, the Russell Midcap Value Index, for the one-, three-, and five-year periods ended October 31, 2023. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-22

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Managed By Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class B and C shares of the American Funds Balanced Allocation Portfolio returned 16.72% and 16.49%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 12.70%.

MARKET ENVIRONMENT / CONDITIONS

Markets carried the momentum of late 2022 and ended the first quarter of 2023 on a positive note. After a string of seven consecutive rate hikes by the U.S. Federal Reserve (the “Fed”) in 2022, signs of high inflation began to wane, and speculation arose monetary tightening may soon end. At its February and March meetings, the Fed scaled back the magnitude of rate hikes and implemented increases of 0.25%, respectively. In March, the Fed moved quicky to inject liquidity into the banking sector after a few well-publicized bank failures surfaced. Bond and equity investors cheered the decisive action to quell the risk.

Investor enthusiasm began to falter in the second quarter of 2023. Bond markets were being pressured by central bank actions to raise rates as inflationary concerns continued to exist. In May, the Fed enacted its tenth consecutive rate hike before it voted to hold rates in check at its June meeting. The yield on the 10-year U.S. Treasury Bond rose throughout the quarter and negatively impacted government and investment grade credit bonds. In June, economic growth, as measured by the real gross domestic product (“GDP”) rate was positive as the first quarter 2023 real GDP growth rate reported a 2% annual gain. However, it marked the third straight quarter of decelerating GDP levels and raised doubts over the strength of the economy.

Conditions deteriorated in the third quarter with broad market declines amid a global equity correction and a worsening bond slump over the last two quarters. Equities pulled back after having established gains in the first half of the year. The possibility rates may remain higher and with central bank comments absent any definitive near-term relief, markets retreated. Globally, the European Union lowered its growth forecast and concern over China’s property sector pressured markets with Moody’s downgrading China’s property sector outlook to negative. The resilience of core bonds held up in the early part of the third quarter before prices declined sharply in the final two months of the quarter. The 10-Year U.S. Treasury yield moved aggressively over the period and rose 78 basis points (“bps”) and 50 bps in September alone. Though the Fed paused hiking rates at its September meeting, economic data showed a relatively healthy economy and kept hawkish monetary policies at the forefront.

The final two months of the year witnessed a robust turnaround for bonds and equities. Inflationary fears subsided and investors rejoiced that the cycle of rate hikes and aggressive monetary policies appeared to have levelled off and central banks may have their eyes focused instead on potential interest rate cuts for 2024. In the U.S., Fed officials kept their hands on the pause button during the fourth quarter and maintained the Federal Fund Rate at a range of 5.25% to 5.50%. Bond prices surged as the 10-Year U.S. Treasury yield fell 100 bps between October and the end of the year. Not to be outdone, several major broad-based equity markets had double-digit gains during the quarter.

For the full year ended 2023, the S&P 500 Index returned 26.29%. International stocks, as measured by the MSCI EAFE Index, gained 18.24%, and emerging market stocks, as measured by the MSCI Emerging Markets Index, returned 9.83%. Within fixed income, core bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 5.53% for the year ended December 31, 2023.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Balanced Allocation Portfolio invested all its assets in funds of the American Funds Insurance Series (“AFIS”) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 35% to fixed income and 65% to equities.

Over the twelve-month period, the Portfolio outperformed the Dow Jones Moderate Portfolio. Performance strength occurred within the underlying domestic and international equity funds.

On the domestic equity side, The AFIS Growth Fund outperformed its benchmark by 12.5%. Positive security selection in the Communications Services, Industrials, and Consumer Discretionary sectors were largest relative contributors. Overweight positions in the Communication Services and Consumer Discretionary sectors, along with an underweight to Utilities further benefited relative results during the period. The American Funds AMCAP Fund outperformed its benchmark by 5.1%. Both security selection and sector allocation impacts were positive to performance. Namely, security selection in the Industrials, Health Care, and Communication Services sectors were the strongest, while an underweight in Energy and Utilities and an overweight in Consumer Discretionary were key contributors to results. The AFIS Growth-Income Fund outperformed its benchmark by 0.2%. A combination of positive security selection and underweight positions in both the Health Care and Financials sectors were leading relative contributors. Conversely, The American Funds American Mutual Fund underperformed its benchmark by 16.5%. An underweight and security selection in the Information Technology (“IT”) sector had the largest negative impact on relative results. Other notable detractors included negative security selection and negative sector allocation impacts in the Communication Services and Consumer Discretionary sectors, along with holding a cash position.

Within the underlying international equity funds, the American Funds SMALLCAP World Fund outperformed its benchmark by 2.5%. Relative outperformance was driven by positive security selection in the Financials, Industrials, and Consumer Discretionary sectors. At the country level, exposure to the U.S. was the largest contributor to results. The AFIS International Fund outperformed its benchmark by 0.5%. Positive security selection across the IT,

BHFTI-1

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Managed By Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Consumer Discretionary, and Industrials sectors helped drive the outperformance over the period. On a country basis, positioning in South Korea and the U.S. had the largest positive impact. The American Funds International Growth and Income Fund outperformed its benchmark by 0.1%. At the sector level, security selection was strongest in the Industrials and IT sectors. The AFIS New World Fund underperformed its benchmark by 6.0%. An underweight position and security selection in IT were key detractors to relative performance. Negative security selection in the Consumer Discretionary and Materials sectors further pressured results. Positioning in China was largest detractor by country.

Within fixed income, the performance of the underlying funds was mixed over the period. On an absolute return basis, the American Funds High-Income Trust Fund performed the strongest during the year as below investment grade bonds (“high yield”) performed well relative to higher credit quality rated bonds. The American Funds U.S. Government Securities Fund underperformed its benchmark by 1.3%. A higher exposure to shorter dated bond maturities negatively impacted returns as U.S. Treasury yields for shorter maturity profiles along the yield curve exceeded the yields on longer maturity bonds. The AFIS Bond Fund of America Fund underperformed its benchmark by 0.3%. Interest rate positioning was the primary detractor to performance as both higher duration and positioning along the yield curve negatively impacted relative returns. Security selection in agency mortgage-backed securities further detracted from relative results. The AFIS Capital World Bond Fund outperformed its benchmark by 0.7%. An overweight exposure to Brazilian, Mexican, and German government bonds benefited relative performance as did an overweight to the Colombian and Mexican peso.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

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Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
American Funds Balanced Allocation Portfolio
Class B	16.72	8.77	6.98
Class C	16.49	8.48	6.67
Dow Jones Moderate Portfolio Index	12.70	6.89	5.49

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
American Funds The Bond Fund of America (Class 1)	12.8
American Funds U.S. Government Securities Fund (Class R-6)	10.8
American Funds Growth-Income Fund (Class 1)	9.1
American Funds International Growth & Income Fund (Class R-6)	8.8
American Funds Growth Fund (Class 1)	8.6
American Funds Fundamental Investors Fund (Class R-6)	8.1
American Funds AMCAP Fund (Class R-6)	8.1
American Funds Washington Mutual Investors Fund (Class 1)	8.1
American Funds American Mutual Fund (Class R-6)	7.0
American Funds International Fund (Class 1)	6.8

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	48.9
Investment Grade Fixed Income	23.5
International Developed Market Equities	15.7
High Yield Fixed Income	4.0
Global Equities	3.0
Global Fixed Income	3.0
Emerging Market Equities	2.0

BHFTI-3

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as "expenses") of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Balanced Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class B (a)	Actual	0.66%	$1,000.00	$1,065.30	$3.44
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

Class C (a)	Actual	0.96%	$1,000.00	$1,064.60	$5.00
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

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Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Schedule of Investments as of December 31, 2023

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	8,447,456	$329,028,395
American Funds American Mutual Fund (Class R-6)	5,590,301	285,161,277
American Funds Capital World Bond Fund (Class 1) (a)	11,975,192	121,667,947
American Funds Fundamental Investors Fund (Class R-6)	4,605,839	329,225,386
American Funds Growth Fund (Class 1)	3,511,996	349,232,909
American Funds Growth-Income Fund (Class 1)	6,249,864	370,366,923
American Funds High-Income Trust Fund (Class R-6)	16,997,464	161,475,912
American Funds International Fund (Class 1) (a)	15,874,900	277,810,751
American Funds International Growth & Income Fund (Class R-6) (a)	10,043,809	360,070,560
American Funds New World Fund (Class 1)	3,225,053	82,174,343
American Funds SMALLCAP World Fund (Class R-6)	1,794,630	123,470,529
American Funds The Bond Fund of America (Class 1) (a)	54,556,643	520,470,378

Investment Company Securities—(Continued)
American Funds U.S. Government Securities Fund (Class R-6)	36,016,408	438,319,690
American Funds Washington Mutual Investors Fund (Class 1) (a)	22,662,925	328,385,780

Total Mutual Funds (Cost $3,969,105,646)		4,076,860,780

Total Investments—100.1% (Cost $3,969,105,646)		4,076,860,780
Other assets and liabilities (net)—(0.1)%		(2,315,205)

Net Assets—100.0%		$4,074,545,575

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$4,076,860,780	$—	$—	$4,076,860,780
Total Investments	$4,076,860,780	$—	$—	$4,076,860,780

See accompanying notes to financial statements.

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Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a)	$2,468,455,364
Affiliated investments at value (b)	1,608,405,416
Receivable for:
Investments sold	812,273
Affiliated investments sold	1,143,586
Fund shares sold	19,416
Dividends	2,599,882
Prepaid expenses	14,753

Total Assets	4,081,450,690
Liabilities
Payables for:
Investments purchased	2,599,882
Fund shares redeemed	1,975,275
Accrued Expenses:
Management fees	201,972
Distribution and service fees	1,867,705
Deferred trustees’ fees	180,032
Other expenses	80,249

Total Liabilities	6,905,115

Net Assets	$4,074,545,575

Net Assets Consist of:
Paid in surplus	$3,778,048,523
Distributable earnings (Accumulated losses)	296,497,052

Net Assets	$4,074,545,575

Net Assets
Class B	$14,620,362
Class C	4,059,925,213
Capital Shares Outstanding*
Class B	1,658,756
Class C	465,252,437
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$8.81
Class C	8.73

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,245,138,961.
(b)	Identified cost of affiliated investments was $1,723,966,685.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends from Underlying Portfolios	$53,228,437
Dividends from Affiliated Underlying Portfolios	38,808,532

Total investment income	92,036,969
Expenses
Management fees	2,348,521
Administration fees	30,250
Custodian and accounting fees	27,625
Distribution and service fees—Class B	32,169
Distribution and service fees—Class C	21,637,954
Audit and tax services	35,076
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	53,797
Insurance	36,679
Miscellaneous	33,567

Total expenses	24,328,441

Net Investment Income	67,708,528

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	68,371,009
Affiliated investments	(8,968,871)
Capital gain distributions from Underlying Portfolios	66,365,594
Capital gain distributions from affiliated investments	2,965,489

Net realized gain (loss)	128,733,221

Net change in unrealized appreciation (depreciation) on:
Investments	263,467,567
Affiliated investments	143,281,276

Net change in unrealized appreciation (depreciation)	406,748,843

Net realized and unrealized gain (loss)	535,482,064

Net Increase (Decrease) in Net Assets From Operations	$603,190,592

See accompanying notes to financial statements.

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Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$67,708,528	$61,041,758
Net realized gain (loss)	128,733,221	320,445,786
Net change in unrealized appreciation (depreciation)	406,748,843	(1,222,671,444)

Increase (decrease) in net assets from operations	603,190,592	(841,183,900)

From Distributions to Shareholders
Class B	(1,252,520)	(1,853,881)
Class C	(385,293,690)	(622,920,967)

Total distributions	(386,546,210)	(624,774,848)

Increase (decrease) in net assets from capital share transactions	(16,681,275)	257,576,441

Total increase (decrease) in net assets	199,963,107	(1,208,382,307)

Net Assets
Beginning of period	3,874,582,468	5,082,964,775

End of period	$4,074,545,575	$3,874,582,468

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class B
Sales	172,393	$1,420,157	73,197	$685,655
Reinvestments	152,560	1,252,520	224,441	1,853,881
Redemptions	(90,203)	(767,018)	(105,908)	(1,008,020)

Net increase (decrease)	234,750	$1,905,659	191,730	$1,531,516

Class C
Sales	7,452,780	$62,483,708	8,259,904	$79,350,584
Reinvestments	47,333,377	385,293,690	76,058,726	622,920,967
Redemptions	(55,603,238)	(466,364,332)	(48,338,903)	(446,226,626)

Net increase (decrease)	(817,081)	$(18,586,934)	35,979,727	$256,044,925

Increase (decrease) derived from capital shares transactions		$(16,681,275)		$257,576,441

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.37	$11.89	$11.09	$10.39	$9.54

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18	0.17	0.13	0.13	0.18
Net realized and unrealized gain (loss)	1.15	(2.16)	1.23	1.37	1.63

Total income (loss) from investment operations	1.33	(1.99)	1.36	1.50	1.81

Less Distributions
Distributions from net investment income	(0.23)	(0.18)	(0.17)	(0.21)	(0.22)
Distributions from net realized capital gains	(0.66)	(1.35)	(0.39)	(0.59)	(0.74)

Total distributions	(0.89)	(1.53)	(0.56)	(0.80)	(0.96)

Net Asset Value, End of Period	$8.81	$8.37	$11.89	$11.09	$10.39

Total Return (%) (b)	16.72	(16.53)	12.55	15.84	19.88

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.31	0.32	0.32
Ratio of net investment income (loss) to average net assets (%) (d)	2.10	1.76	1.16	1.26	1.84
Portfolio turnover rate (%)	5	9	21	20	6
Net assets, end of period (in millions)	$14.6	$11.9	$14.7	$13.0	$10.7

	Class C
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.29	$11.78	$11.00	$10.30	$9.46

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14	0.13	0.10	0.09	0.15
Net realized and unrealized gain (loss)	1.16	(2.13)	1.21	1.38	1.62

Total income (loss) from investment operations	1.30	(2.00)	1.31	1.47	1.77

Less Distributions
Distributions from net investment income	(0.20)	(0.14)	(0.14)	(0.18)	(0.19)
Distributions from net realized capital gains	(0.66)	(1.35)	(0.39)	(0.59)	(0.74)

Total distributions	(0.86)	(1.49)	(0.53)	(0.77)	(0.93)

Net Asset Value, End of Period	$8.73	$8.29	$11.78	$11.00	$10.30

Total Return (%) (b)	16.49	(16.76)	12.14	15.57	19.53

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.62	0.62	0.61	0.62	0.62
Ratio of net investment income (loss) to average net assets (%) (d)	1.71	1.44	0.83	0.91	1.49
Portfolio turnover rate (%)	5	9	21	20	6
Net assets, end of period (in millions)	$4,059.9	$3,862.7	$5,068.3	$4,909.6	$4,645.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Balanced Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company, an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-9

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$180,459,149	$0	$446,604,511

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$2,348,521	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the

BHFTI-10

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

“Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

Issuers in which the Portfolio owns 5% or more of the outstanding shares are considered affiliates of the Portfolio.

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2023 is as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2023	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2023
American Funds Capital World Bond Fund (Class 1)	$117,410,389	$594,597	$(3,720,569)	$(960,311)	$8,343,841	$121,667,947	$—	$—	11,975,192
American Funds High-Income Trust Fund (Class R-6)*	156,534,304	11,449,822	(13,864,675)	352,690	7,003,771	161,475,912	—	11,135,551	16,997,464
American Funds International Fund (Class 1)	263,699,102	4,696,638	(27,225,493)	(2,936,540)	39,577,044	277,810,751	—	4,133,647	15,874,900
American Funds International Growth & Income Fund (Class R-6)	343,412,351	9,954,414	(34,756,695)	(5,643,214)	47,103,704	360,070,560	—	9,604,494	10,043,809
American Funds The Bond Fund of America (Class 1)	505,042,213	21,651,467	(13,553,718)	(1,894,421)	9,224,837	520,470,378	—	18,562,717	54,556,643
American Funds Washington Mutual Investors Fund (Class 1)	313,919,011	10,049,409	(38,121,622)	2,465,615	40,073,367	328,385,780	2,965,489	6,507,674	22,662,925

	$1,700,017,370	$58,396,347	$(131,242,772)	$(8,616,181)	$151,326,564	$1,769,881,328	$2,965,489	$49,944,083

*	not an affiliated issuer as of December 31, 2023.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-11

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$3,979,664,209

Gross unrealized appreciation	365,255,428
Gross unrealized (depreciation)	(268,058,857)

Net unrealized appreciation (depreciation)	$97,196,571

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$90,852,619	$60,138,997	$295,693,591	$564,635,851	$386,546,210	$624,774,848

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$67,229,914	$132,250,600	$97,196,572	$—	$296,677,086

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

9. Regulatory Updates

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-12

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the American Funds Balanced Allocation Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds Balanced Allocation Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-13

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-14

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel—Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-15

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including information with respect to investment programs and personnel, succession management of key personnel, oversight of transition management (as applicable), actions taken with respect to regulatory developments, compliance programs and personnel, and risk management programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser

BHFTI-16

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act and relevant aspects of the Adviser’s compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance, and legal staff reviews and assesses the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the management of the Asset Allocation Portfolios and the American Funds of Funds, including asset allocations and performance metrics.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses, with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and total expenses with its Expense Universe and Expense Group. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board also considered that the Adviser had entered into an expense limitation and management fee waiver agreement with Brighthouse Asset Allocation 20 Portfolio pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios contain breakpoints that reduce the fee rate above specified asset levels.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

BHFTI-17

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

* * * * *

American Funds Balanced Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board noted that the Portfolio outperformed the Brighthouse Balanced AA Narrow Index for the one-, three-, and five-year periods ended October 31, 2023. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2023.

The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTI-18

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Managed By Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class B and C shares of the American Funds Growth Allocation Portfolio returned 20.66% and 20.27%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Portfolio Index¹, returned 15.59%.

MARKET ENVIRONMENT / CONDITIONS

Markets carried the momentum of late 2022 and ended the first quarter of 2023 on a positive note. After a string of seven consecutive rate hikes by the U.S. Federal Reserve (the “Fed”) in 2022, signs of high inflation began to wane, and speculation arose monetary tightening may soon end. At its February and March meetings, the Fed scaled back the magnitude of rate hikes and implemented increases of 0.25%, respectively. In March, the Fed moved quicky to inject liquidity into the banking sector after a few well-publicized bank failures surfaced. Bond and equity investors cheered the decisive action to quell the risk.

Investor enthusiasm began to falter in the second quarter of 2023. Bond markets were being pressured by central bank actions to raise rates as inflationary concerns continued to exist. In May, the Fed enacted its tenth consecutive rate hike before it voted to hold rates in check at its June meeting. The yield on the 10-year U.S. Treasury Bond rose throughout the quarter and negatively impacted government and investment grade credit bonds. In June, economic growth, as measured by the real gross domestic product (“GDP”) rate was positive as the first quarter 2023 real GDP growth rate reported a 2% annual gain. However, it marked the third straight quarter of decelerating GDP levels and raised doubts over the strength of the economy.

Conditions deteriorated in the third quarter with broad market declines amid a global equity correction and a worsening bond slump over the last two quarters. Equities pulled back after having established gains in the first half of the year. The possibility rates may remain higher and with central bank comments absent any definitive near-term relief, markets retreated. Globally, the European Union lowered its growth forecast and concern over China’s property sector pressured markets with Moody’s downgrading China’s property sector outlook to negative. The resilience of core bonds held up in the early part of the third quarter before prices declined sharply in the final two months of the quarter. The 10-Year U.S. Treasury yield moved aggressively over the period and rose 78 basis points (“bps”) and 50 bps in September alone. Though the Fed paused hiking rates at its September meeting, economic data showed a relatively healthy economy and kept hawkish monetary policies at the forefront.

The final two months of the year witnessed a robust turnaround for bonds and equities. Inflationary fears subsided and investors rejoiced that the cycle of rate hikes and aggressive monetary policies appeared to have levelled off and central banks may have their eyes focused instead on potential interest rate cuts for 2024. In the U.S., Fed officials kept their hands on the pause button during the fourth quarter and maintained the Federal Fund Rate at a range of 5.25% to 5.50%. Bond prices surged as the 10-Year U.S. Treasury yield fell 100 bps between October and the end of the year. Not to be outdone, several major broad-based equity markets had double-digit gains during the quarter.

For the full year ended 2023, the S&P 500 Index returned 26.29%. International stocks, as measured by the MSCI EAFE Index, gained 18.24%, and emerging market stocks, as measured by the MSCI Emerging Markets Index, returned 9.83%. Within fixed income, core bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 5.53% for the year ended December 31, 2023.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Growth Allocation Portfolio invested all its assets in funds of the American Funds Insurance Series (“AFIS”) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 15% to fixed income and 85% to equities.

Over the twelve-month period, the Portfolio outperformed the Dow Jones Moderately Aggressive Portfolio Index. Performance strength occurred within the underlying fixed income, domestic equity, and international equity funds.

On the domestic equity side, The AFIS Growth Fund outperformed its benchmark by 12.5%. Positive security selection in the Communications Services, Industrials, and Consumer Discretionary sectors were largest relative contributors. Overweight positions in the Communication Services and Consumer Discretionary sectors, along with an underweight to Utilities further benefited relative results during the period. The American Funds AMCAP Fund outperformed its benchmark by 5.1%. Both security selection and sector allocation impacts were positive to performance. Namely, security selection in the Industrials, Health Care, and Communication Services sectors were the strongest, while an underweight in Energy and Utilities and an overweight in Consumer Discretionary were key contributors to results. The AFIS Growth-Income Fund outperformed its benchmark by 0.2%. A combination of positive security selection and underweight positions in both the Health Care and Financials sectors were leading relative contributors. Conversely, The American Funds American Mutual Fund underperformed its benchmark by 16.5%. An underweight and security selection in the Information Technology (“IT”) sector had the largest negative impact on relative results. Other notable detractors included negative security selection and negative sector allocation impacts in the Communication Services and Consumer Discretionary sectors, along with holding a cash position.

Within the underlying international equity funds, the American Funds SMALLCAP World Fund outperformed its benchmark by 2.5%. Relative outperformance was driven by positive security selection in the Financials, Industrials, and Consumer Discretionary sectors. At the country level, exposure to the U.S. was the largest

BHFTI-1

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Managed By Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

contributor to results. The AFIS International Fund outperformed its benchmark by 0.5%. Positive security selection across the IT, Consumer Discretionary, and Industrials sectors helped drive the outperformance over the period. On a country basis, positioning in South Korea and the U.S. had the largest positive impact. The American Funds International Growth and Income Fund outperformed its benchmark by 0.1%. At the sector level, security selection was strongest in the Industrials and IT sectors. The AFIS New World Fund underperformed its benchmark by 6.0%. An underweight position and security selection in IT were key detractors to relative performance. Negative security selection in the Consumer Discretionary and Materials sectors further pressured results. Positioning in China was largest detractor by country.

Within fixed income, the overall performance of the underlying funds was a relative contributor over the period. On an absolute return basis, the American Funds High-Income Trust Fund performed the strongest during the year as below investment grade bonds (“high yield”) performed well relative to higher credit quality rated bonds. The AFIS Capital World Bond Fund outperformed its benchmark by 0.7%. An overweight exposure to Brazilian, Mexican, and German government bonds benefited relative performance as did an overweight to the Colombian and Mexican peso. The AFIS Bond Fund of America Fund underperformed its benchmark by 0.3%. Interest rate positioning was the primary detractor to performance as both higher duration and positioning along the yield curve negatively impacted relative returns. Security selection in agency mortgage-backed securities further detracted from relative results. The American Funds U.S. Government Securities Fund underperformed its benchmark by 1.3%. A higher exposure to shorter dated bond maturities negatively impacted returns as U.S. Treasury yields for shorter maturity profiles along the yield curve exceeded the yields on longer maturity bonds.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderately Aggressive Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderately Aggressive Portfolio Index level is set to 80% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
American Funds Growth Allocation Portfolio
Class B	20.66	10.75	8.32
Class C	20.27	10.43	8.01
Dow Jones Moderately Aggressive Portfolio Index	15.59	9.31	6.94

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
American Funds AMCAP Fund (Class R-6)	11.5
American Funds Fundamental Investors Fund (Class R-6)	11.1
American Funds International Growth & Income Fund (Class R-6)	11.0
American Funds Growth Fund (Class 1)	10.5
American Funds Growth-Income Fund (Class 1)	10.0
American Funds Washington Mutual Investors Fund (Class 1)	10.0
American Funds International Fund (Class 1)	9.1
American Funds American Mutual Fund (Class R-6)	9.0
American Funds SMALLCAP World Fund (Class R-6)	5.0
American Funds The Bond Fund of America (Class 1)	4.4

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	62.2
International Developed Market Equities	20.1
Investment Grade Fixed Income	5.8
Global Equities	5.0
Emerging Market Equities	3.0
High Yield Fixed Income	2.5
Global Fixed Income	1.5

BHFTI-3

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as "expenses") of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class B (a)	Actual	0.69%	$1,000.00	$1,074.70	$3.61
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

Class C (a)	Actual	0.99%	$1,000.00	$1,073.10	$5.17
	Hypothetical*	0.99%	$1,000.00	$1,020.22	$5.04

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio's annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Schedule of Investments as of December 31, 2023

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	8,365,582	$325,839,434
American Funds American Mutual Fund (Class R-6)	4,958,431	252,929,547
American Funds Capital World Bond Fund (Class 1) (a)	4,119,908	41,858,270
American Funds Fundamental Investors Fund (Class R-6)	4,364,091	311,945,207
American Funds Growth Fund (Class 1)	2,988,578	297,184,233
American Funds Growth-Income Fund (Class 1)	4,779,973	283,261,227
American Funds High-Income Trust Fund (Class R-6)	7,292,561	69,279,332
American Funds International Fund (Class 1) (a)	14,614,949	255,761,609
American Funds International Growth & Income Fund (Class R-6) (a)	8,681,086	311,216,916
American Funds New World Fund (Class 1)	3,320,023	84,594,177
American Funds SMALLCAP World Fund (Class R-6)	2,060,565	141,766,865
American Funds The Bond Fund of America (Class 1)	12,969,917	123,733,012

Investment Company Securities—(Continued)
American Funds U.S. Government Securities Fund (Class R-6)	3,369,336	41,004,822
American Funds Washington Mutual Investors Fund (Class 1)	19,495,274	282,486,523

Total Mutual Funds (Cost $2,603,295,389)		2,822,861,174

Total Investments—100.1% (Cost $2,603,295,389)		2,822,861,174
Other assets and liabilities (net)—(0.1)%		(1,668,215)

Net Assets—100.0%		$2,821,192,959

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,822,861,174	$—	$—	$2,822,861,174
Total Investments	$2,822,861,174	$—	$—	$2,822,861,174

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a)	$2,214,024,379
Affiliated investments at value (b)	608,836,795
Receivable for:
Investments sold	670,865
Affiliated investments sold	304,647
Fund shares sold	21,457
Dividends	579,750
Prepaid expenses	10,015

Total Assets	2,824,447,908
Liabilities
Payables for:
Investments purchased	581,143
Affiliated investments purchased	7
Fund shares redeemed	995,569
Accrued Expenses:
Management fees	149,442
Distribution and service fees	1,284,114
Deferred trustees’ fees	180,032
Other expenses	64,642

Total Liabilities	3,254,949

Net Assets	$2,821,192,959

Net Assets Consist of:
Paid in surplus	$2,461,390,090
Distributable earnings (Accumulated losses)	359,802,869

Net Assets	$2,821,192,959

Net Assets
Class B	$37,758,127
Class C	2,783,434,832
Capital Shares Outstanding*
Class B	4,446,242
Class C	332,721,260
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$8.49
Class C	8.37

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,948,265,206.
(b)	Identified cost of affiliated investments was $655,030,183.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends from Underlying Portfolios	$39,135,463
Dividends from Affiliated Underlying Portfolios	11,971,997

Total investment income	51,107,460
Expenses
Management fees	1,721,039
Administration fees	30,250
Custodian and accounting fees	27,625
Distribution and service fees—Class B	84,402
Distribution and service fees—Class C	14,620,749
Audit and tax services	35,076
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	36,702
Insurance	24,582
Miscellaneous	26,360

Total expenses	16,699,588

Net Investment Income	34,407,872

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	56,721,591
Affiliated investments	(4,422,333)
Capital gain distributions from Underlying Portfolios	59,605,053

Net realized gain (loss)	111,904,311

Net change in unrealized appreciation (depreciation) on:
Investments	277,188,382
Affiliated investments	75,318,074

Net change in unrealized appreciation (depreciation)	352,506,456

Net realized and unrealized gain (loss)	464,410,767

Net Increase (Decrease) in Net Assets From Operations	$498,818,639

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$34,407,872	$31,712,167
Net realized gain (loss)	111,904,311	300,330,977
Net change in unrealized appreciation (depreciation)	352,506,456	(976,091,361)

Increase (decrease) in net assets from operations	498,818,639	(644,048,217)

From Distributions to Shareholders
Class B	(4,203,113)	(5,335,155)
Class C	(329,689,318)	(469,077,477)

Total distributions	(333,892,431)	(474,412,632)

Increase (decrease) in net assets from capital share transactions	55,743,265	177,612,374

Total increase (decrease) in net assets	220,669,473	(940,848,475)

Net Assets
Beginning of period	2,600,523,486	3,541,371,961

End of period	$2,821,192,959	$2,600,523,486

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class B
Sales	303,984	$2,416,602	152,144	$1,402,922
Reinvestments	536,796	4,203,113	679,638	5,335,155
Redemptions	(228,151)	(1,820,230)	(181,447)	(1,731,326)

Net increase (decrease)	612,629	$4,799,485	650,335	$5,006,751

Class C
Sales	6,397,984	$50,547,466	6,781,922	$63,298,923
Reinvestments	42,705,870	329,689,318	60,448,128	469,077,477
Redemptions	(40,973,810)	(329,293,004)	(39,462,129)	(359,770,777)

Net increase (decrease)	8,130,044	$50,943,780	27,767,921	$172,605,623

Increase (decrease) derived from capital shares transactions		$55,743,265		$177,612,374

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.02	$11.95	$10.73	$10.12	$9.10

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13	0.13	0.12	0.11	0.15
Net realized and unrealized gain (loss)	1.44	(2.36)	1.59	1.43	1.92

Total income (loss) from investment operations	1.57	(2.23)	1.71	1.54	2.07

Less Distributions
Distributions from net investment income	(0.21)	(0.15)	(0.12)	(0.19)	(0.20)
Distributions from net realized capital gains	(0.89)	(1.55)	(0.37)	(0.74)	(0.85)

Total distributions	(1.10)	(1.70)	(0.49)	(0.93)	(1.05)

Net Asset Value, End of Period	$8.49	$8.02	$11.95	$10.73	$10.12

Total Return (%) (b)	20.66	(18.37)	16.21	17.34	24.05

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income (loss) to average net assets (%) (d)	1.63	1.44	1.03	1.15	1.59
Portfolio turnover rate (%)	5	11	25	9	7
Net assets, end of period (in millions)	$37.8	$30.8	$38.0	$32.8	$27.4

	Class C
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$7.92	$11.80	$10.60	$10.01	$9.01

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10	0.10	0.08	0.08	0.12
Net realized and unrealized gain (loss)	1.42	(2.32)	1.58	1.40	1.90

Total income (loss) from investment operations	1.52	(2.22)	1.66	1.48	2.02

Less Distributions
Distributions from net investment income	(0.18)	(0.11)	(0.09)	(0.15)	(0.17)
Distributions from net realized capital gains	(0.89)	(1.55)	(0.37)	(0.74)	(0.85)

Total distributions	(1.07)	(1.66)	(0.46)	(0.89)	(1.02)

Net Asset Value, End of Period	$8.37	$7.92	$11.80	$10.60	$10.01

Total Return (%) (b)	20.27	(18.52)	15.91	16.93	23.64

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.62	0.62	0.62	0.62	0.62
Ratio of net investment income (loss) to average net assets (%) (d)	1.27	1.10	0.70	0.83	1.25
Portfolio turnover rate (%)	5	11	25	9	7
Net assets, end of period (in millions)	$2,783.4	$2,569.8	$3,503.3	$3,296.3	$3,075.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Growth Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company, an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-9

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, excluding the short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$129,950,980	$0	$314,022,725

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$1,721,039	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the

BHFTI-10

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

“Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

Issuers in which the Portfolio owns 5% or more of the outstanding shares are considered affiliates of the Portfolio.

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2023 is as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2023	Income earned from affiliates during the period	Number of shares held at December 31, 2023
American Funds Capital World Bond Fund (Class 1)	$39,010,514	$1,440,430	$(1,102,329)	$(241,405)	$2,751,060	$41,858,270	$—	4,119,908
American Funds International Fund (Class 1)	235,646,530	7,211,672	(20,168,117)	(578,875)	33,650,399	255,761,609	3,786,248	14,614,949
American Funds International Growth & Income Fund (Class R-6)	288,776,669	8,979,756	(21,854,071)	(3,602,053)	38,916,615	311,216,916	8,185,749	8,681,086

	$563,433,713	$17,631,858	$(43,124,517)	$(4,422,333)	$75,318,074	$608,836,795	$11,971,997

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$2,610,722,271

Gross unrealized appreciation	322,891,290
Gross unrealized (depreciation)	(110,752,387)

Net unrealized appreciation (depreciation)	$212,138,903

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$55,845,873	$30,691,310	$278,046,558	$443,721,322	$333,892,431	$474,412,632

BHFTI-11

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$33,986,814	$113,857,187	$212,138,902	$—	$359,982,903

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

9. Regulatory Updates

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-12

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the American Funds Growth Allocation Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds Growth Allocation Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-13

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-14

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel—Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-15

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including information with respect to investment programs and personnel, succession management of key personnel, oversight of transition management (as applicable), actions taken with respect to regulatory developments, compliance programs and personnel, and risk management programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser

BHFTI-16

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act and relevant aspects of the Adviser’s compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance, and legal staff reviews and assesses the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the management of the Asset Allocation Portfolios and the American Funds of Funds, including asset allocations and performance metrics.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses, with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and total expenses with its Expense Universe and Expense Group. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board also considered that the Adviser had entered into an expense limitation and management fee waiver agreement with Brighthouse Asset Allocation 20 Portfolio pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios contain breakpoints that reduce the fee rate above specified asset levels.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

BHFTI-17

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

* * * * *

American Funds Growth Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board noted that the Portfolio outperformed the Brighthouse Growth AA Narrow Index for the one-year period ended October 31, 2023 and underperformed the same index for the three- and five-year periods ended October 31, 2023. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderately Aggressive Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2023.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median and below the Expense Universe median. The Board also considered that the Portfolio’s total expenses (inclusive of underlying fund expenses and exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTI-18

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Managed By Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class B and C shares of the American Funds Moderate Allocation Portfolio returned 13.23% and 12.91%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 12.70%.

MARKET ENVIRONMENT / CONDITIONS

Markets carried the momentum of late 2022 and ended the first quarter of 2023 on a positive note. After a string of seven consecutive rate hikes by the U.S. Federal Reserve (the “Fed”) in 2022, signs of high inflation began to wane, and speculation arose monetary tightening may soon end. At its February and March meetings, the Fed scaled back the magnitude of rate hikes and implemented increases of 0.25%, respectively. In March, the Fed moved quicky to inject liquidity into the banking sector after a few well-publicized bank failures surfaced. Bond and equity investors cheered the decisive action to quell the risk.

Investor enthusiasm began to falter in the second quarter of 2023. Bond markets were being pressured by central bank actions to raise rates as inflationary concerns continued to exist. In May, the Fed enacted its tenth consecutive rate hike before it voted to hold rates in check at its June meeting. The yield on the 10-year U.S. Treasury Bond rose throughout the quarter and negatively impacted government and investment grade credit bonds. In June, economic growth, as measured by the real gross domestic product (“GDP”) rate was positive as the first quarter 2023 real GDP growth rate reported a 2% annual gain. However, it marked the third straight quarter of decelerating GDP levels and raised doubts over the strength of the economy.

Conditions deteriorated in the third quarter with broad market declines amid a global equity correction and a worsening bond slump over the last two quarters. Equities pulled back after having established gains in the first half of the year. The possibility rates may remain higher and with central bank comments absent any definitive near-term relief, markets retreated. Globally, the European Union lowered its growth forecast and concern over China’s property sector pressured markets with Moody’s downgrading China’s property sector outlook to negative. The resilience of core bonds held up in the early part of the third quarter before prices declined sharply in the final two months of the quarter. The 10-Year U.S. Treasury yield moved aggressively over the period and rose 78 basis points (“bps”) and 50 bps in September alone. Though the Fed paused hiking rates at its September meeting, economic data showed a relatively healthy economy and kept hawkish monetary policies at the forefront.

The final two months of the year witnessed a robust turnaround for bonds and equities. Inflationary fears subsided and investors rejoiced that the cycle of rate hikes and aggressive monetary policies appeared to have levelled off and central banks may have their eyes focused instead on potential interest rate cuts for 2024. In the U.S., Fed officials kept their hands on the pause button during the fourth quarter and maintained the Federal Fund Rate at a range of 5.25% to 5.50%. Bond prices surged as the 10-Year U.S. Treasury yield fell 100 bps between October and the end of the year. Not to be outdone, several major broad-based equity markets had double-digit gains during the quarter.

For the full year ended 2023, the S&P 500 Index returned 26.29%. International stocks, as measured by the MSCI EAFE Index, gained 18.24%, and emerging market stocks, as measured by the MSCI Emerging Markets Index, returned 9.83%. Within fixed income, core bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 5.53% for the year ended December 31, 2023.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The American Funds Moderate Allocation Portfolio invested all its assets in funds of the American Funds Insurance Series (“AFIS”) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 50% to fixed income and 50% to equities.

Over the twelve-month period, the Portfolio outperformed the Dow Jones Moderate Portfolio Index. Performance strength occurred within the underlying domestic and international equity funds.

On the domestic equity side, The AFIS Growth Fund outperformed its benchmark by 12.5%. Positive security selection in the Communications Services, Industrials, and Consumer Discretionary sectors were largest relative contributors. Overweight positions in the Communication Services and Consumer Discretionary sectors, along with an underweight to Utilities further benefited relative results during the period. The American Funds AMCAP Fund outperformed its benchmark by 5.1%. Both security selection and sector allocation impacts were positive to performance. Namely, security selection in the Industrials, Health Care, and Communication Services sectors were the strongest, while an underweight in Energy and Utilities and an overweight in Consumer Discretionary were key contributors to results. The AFIS Growth-Income Fund outperformed its benchmark by 0.2%. A combination of positive security selection and underweight positions in both the Health Care and Financials sectors were leading relative contributors. Conversely, The American Funds American Mutual Fund underperformed its benchmark by 16.5%. An underweight and security selection in the Information Technology (“IT”) sector had the largest negative impact on relative results. Other notable detractors included negative security selection and negative sector allocation impacts in the Communication Services and Consumer Discretionary sectors, along with holding a cash position.

Within the underlying international equity funds, the American Funds SMALLCAP World Fund outperformed its benchmark by 2.5%. Relative outperformance was driven by positive security selection in the Financials, Industrials, and Consumer Discretionary sectors. At the country level, exposure to the U.S. was the largest contributor to results. The AFIS International Fund outperformed its benchmark by 0.5%. Positive security selection across the IT,

BHFTI-1

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Managed By Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Consumer Discretionary, and Industrials sectors helped drive the outperformance over the period. On a country basis, positioning in South Korea and the U.S. had the largest positive impact. The American Funds International Growth and Income Fund outperformed its benchmark by 0.1%. At the sector level, security selection was strongest in the Industrials and IT sectors. The AFIS New World Fund underperformed its benchmark by 6.0%. An underweight position and security selection in IT were key detractors to relative performance. Negative security selection in the Consumer Discretionary and Materials sectors further pressured results. Positioning in China was largest detractor by country.

Within fixed income, the performance of the underlying funds was mixed over the period. On an absolute return basis, the American Funds High-Income Trust Fund performed the strongest during the year as below investment grade bonds (“high yield”) performed well relative to higher credit quality rated bonds. The American Funds U.S. Government Securities Fund underperformed its benchmark by 1.3%. A higher exposure to shorter dated bond maturities negatively impacted returns as U.S. Treasury yields for shorter maturity profiles along the yield curve exceeded the yields on longer maturity bonds. The AFIS Bond Fund of America Fund underperformed its benchmark by 0.3%. Interest rate positioning was the primary detractor to performance as both higher duration and positioning along the yield curve negatively impacted relative returns. Security selection in agency mortgage-backed securities further detracted from relative results. The AFIS Capital World Bond Fund outperformed its benchmark by 0.7%. An overweight exposure to Brazilian, Mexican, and German government bonds benefited relative performance as did an overweight to the Colombian and Mexican peso.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
American Funds Moderate Allocation Portfolio
Class B	13.23	7.08	5.81
Class C	12.91	6.76	5.49
Dow Jones Moderate Portfolio Index	12.70	6.89	5.49

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
American Funds U.S. Government Securities Fund (Class R-6)	19.8
American Funds The Bond Fund of America (Class 1)	18.9
American Funds Growth-Income Fund (Class 1)	8.1
American Funds Washington Mutual Investors Fund (Class 1)	8.1
American Funds American Mutual Fund (Class R-6)	8.0
American Funds International Growth & Income Fund (Class R-6)	6.6
American Funds International Fund (Class 1)	5.6
American Funds Fundamental Investors Fund (Class R-6)	5.0
American Funds AMCAP Fund (Class R-6)	5.0
American Funds Growth Fund (Class 1)	5.0

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	39.2
Investment Grade Fixed Income	38.7
International Developed Market Equities	12.2
High Yield Fixed Income	5.0
Global Fixed Income	3.0
Emerging Market Equities	1.0
Global Equities	1.0

BHFTI-3

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as "expenses") of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class B (a)	Actual	0.64%	$1,000.00	$1,057.20	$3.32
	Hypothetical*	0.64%	$1,000.00	$1,021.98	$3.26

Class C (a)	Actual	0.94%	$1,000.00	$1,056.30	$4.87
	Hypothetical*	0.94%	$1,000.00	$1,020.47	$4.79

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2023

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	2,625,917	$102,279,480
American Funds American Mutual Fund (Class R-6)	3,207,533	163,616,264
American Funds Capital World Bond Fund (Class 1) (a)	6,018,062	61,143,513
American Funds Fundamental Investors Fund (Class R-6)	1,433,498	102,466,423
American Funds Growth Fund (Class 1)	1,026,984	102,123,335
American Funds Growth-Income Fund (Class 1)	2,767,364	163,994,011
American Funds High-Income Trust Fund (Class R-6)	10,700,505	101,654,795
American Funds International Fund (Class 1)	6,454,330	112,950,783
American Funds International Growth & Income Fund (Class R-6)	3,723,384	133,483,309
American Funds New World Fund (Class 1)	805,952	20,535,667
American Funds SMALLCAP World Fund (Class R-6)	297,107	20,440,941
American Funds The Bond Fund of America (Class 1) (a)	40,379,594	385,221,327

Investment Company Securities—(Continued)
American Funds U.S. Government Securities Fund (Class R-6)	33,062,438	402,369,865
American Funds Washington Mutual Investors Fund (Class 1)	11,309,577	163,875,770

Total Mutual Funds (Cost $2,062,670,869)		2,036,155,483

Total Investments—100.1% (Cost $2,062,670,869)		2,036,155,483
Other assets and liabilities (net)—(0.1)%		(1,290,031)

Net Assets—100.0%		$2,034,865,452

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,036,155,483	$—	$—	$2,036,155,483
Total Investments	$2,036,155,483	$—	$—	$2,036,155,483

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a)	$1,589,790,643
Affiliated investments at value (b)	446,364,840
Receivable for:
Investments sold	574,879
Affiliated investments sold	4,802
Fund shares sold	424,604
Dividends	2,099,356
Prepaid expenses	7,588

Total Assets	2,039,266,712
Liabilities
Payables for:
Investments purchased	2,099,356
Fund shares redeemed	1,004,285
Accrued Expenses:
Management fees	117,090
Distribution and service fees	934,462
Deferred trustees’ fees	180,032
Other expenses	66,035

Total Liabilities	4,401,260

Net Assets	$2,034,865,452

Net Assets Consist of:
Paid in surplus	$1,978,504,844
Distributable earnings (Accumulated losses)	56,360,608

Net Assets	$2,034,865,452

Net Assets
Class B	$12,784,707
Class C	2,022,080,745
Capital Shares Outstanding*
Class B	1,503,958
Class C	239,312,626
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$8.50
Class C	8.45

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,549,046,453.
(b)	Identified cost of affiliated investments was $513,624,416.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends from Underlying Portfolios	$41,627,259
Dividends from Affiliated Underlying Portfolios	13,830,339

Total investment income	55,457,598
Expenses
Management fees	1,386,540
Administration fees	30,250
Custodian and accounting fees	27,625
Distribution and service fees—Class B	28,364
Distribution and service fees—Class C	11,064,540
Audit and tax services	35,076
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	38,355
Insurance	19,084
Miscellaneous	22,710

Total expenses	12,745,347

Net Investment Income	42,712,251

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	24,501,132
Affiliated investments	(4,894,635)
Capital gain distributions from Underlying Portfolios	25,898,499

Net realized gain (loss)	45,504,996

Net change in unrealized appreciation (depreciation) on:
Investments	141,643,505
Affiliated investments	13,979,954

Net change in unrealized appreciation (depreciation)	155,623,459

Net realized and unrealized gain (loss)	201,128,455

Net Increase (Decrease) in Net Assets From Operations	$243,840,706

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$42,712,251	$38,789,813
Net realized gain (loss)	45,504,996	130,214,387
Net change in unrealized appreciation (depreciation)	155,623,459	(548,631,788)

Increase (decrease) in net assets from operations	243,840,706	(379,627,588)

From Distributions to Shareholders
Class B	(973,060)	(1,364,400)
Class C	(171,663,773)	(271,549,609)

Total distributions	(172,636,833)	(272,914,009)

Increase (decrease) in net assets from capital share transactions	(76,917,668)	44,337,402

Total increase (decrease) in net assets	(5,713,795)	(608,204,195)

Net Assets
Beginning of period	2,040,579,247	2,648,783,442

End of period	$2,034,865,452	$2,040,579,247

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class B
Sales	181,461	$1,459,506	79,135	$696,002
Reinvestments	121,785	973,060	167,206	1,364,400
Redemptions	(64,004)	(515,425)	(328,833)	(3,110,949)

Net increase (decrease)	239,242	$1,917,141	(82,492)	$(1,050,547)

Class C
Sales	2,656,763	$21,852,685	5,252,312	$48,771,762
Reinvestments	21,565,801	171,663,773	33,400,936	271,549,609
Redemptions	(33,274,986)	(272,351,267)	(30,501,408)	(274,933,422)

Net increase (decrease)	(9,052,422)	$(78,834,809)	8,151,840	$45,387,949

Increase (decrease) derived from capital shares transactions		$(76,917,668)		$44,337,402

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.22	$11.03	$10.57	$10.02	$9.33

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.18	0.14	0.13	0.20
Net realized and unrealized gain (loss)	0.83	(1.78)	0.89	1.10	1.29

Total income (loss) from investment operations	1.04	(1.60)	1.03	1.23	1.49

Less Distributions
Distributions from net investment income	(0.25)	(0.20)	(0.20)	(0.22)	(0.23)
Distributions from net realized capital gains	(0.51)	(1.01)	(0.37)	(0.46)	(0.57)

Total distributions	(0.76)	(1.21)	(0.57)	(0.68)	(0.80)

Net Asset Value, End of Period	$8.50	$8.22	$11.03	$10.57	$10.02

Total Return (%) (b)	13.23	(14.41)	9.98	13.30	16.59

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.33	0.33	0.32	0.33	0.33
Ratio of net investment income (loss) to average net assets (%) (d)	2.52	1.95	1.27	1.36	2.04
Portfolio turnover rate (%)	4	8	15	31	5
Net assets, end of period (in millions)	$12.8	$10.4	$14.9	$15.5	$13.2

	Class C
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.17	$10.96	$10.51	$9.96	$9.28

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17	0.16	0.10	0.10	0.16
Net realized and unrealized gain (loss)	0.84	(1.77)	0.89	1.10	1.29

Total income (loss) from investment operations	1.01	(1.61)	0.99	1.20	1.45

Less Distributions
Distributions from net investment income	(0.22)	(0.17)	(0.17)	(0.19)	(0.20)
Distributions from net realized capital gains	(0.51)	(1.01)	(0.37)	(0.46)	(0.57)

Total distributions	(0.73)	(1.18)	(0.54)	(0.65)	(0.77)

Net Asset Value, End of Period	$8.45	$8.17	$10.96	$10.51	$9.96

Total Return (%) (b)	12.91	(14.63)	9.64	12.99	16.16

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.63	0.63	0.62	0.63	0.63
Ratio of net investment income (loss) to average net assets (%) (d)	2.11	1.73	0.97	1.01	1.69
Portfolio turnover rate (%)	4	8	15	31	5
Net assets, end of period (in millions)	$2,022.1	$2,030.2	$2,633.9	$2,666.1	$2,587.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Moderate Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company, an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-9

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, excluding the short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$82,834,064	$0	$263,806,886

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$1,386,540	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares

BHFTI-10

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

Issuers in which the Portfolio owns 5% or more of the outstanding shares are considered affiliates of the Portfolio.

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2023 is as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2023	Income earned from affiliates during the period	Number of shares held at December 31, 2023
American Funds Capital World Bond Fund (Class 1)	$61,482,348	$52,486	$(4,102,029)	$(1,116,505)	$4,827,213	$61,143,513	$—	6,018,062
American Funds The Bond Fund of America (Class 1)	387,887,544	14,107,429	(22,148,257)	(3,778,130)	9,152,741	385,221,327	13,830,339	40,379,594

	$449,369,892	$14,159,915	$(26,250,286)	$(4,894,635)	$13,979,954	$446,364,840	$13,830,339

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$2,071,110,400

Gross unrealized appreciation	140,273,260
Gross unrealized (depreciation)	(175,228,177)

Net unrealized appreciation (depreciation)	$(34,954,917)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$52,762,827	$38,852,587	$119,874,006	$234,061,422	$172,636,833	$272,914,009

BHFTI-11

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$42,315,911	$49,179,649	$(34,954,918)	$—	$56,540,642

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

9. Regulatory Updates

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-12

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the American Funds Moderate Allocation Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds Moderate Allocation Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-13

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-14

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel—Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-15

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including information with respect to investment programs and personnel, succession management of key personnel, oversight of transition management (as applicable), actions taken with respect to regulatory developments, compliance programs and personnel, and risk management programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser

BHFTI-16

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act and relevant aspects of the Adviser’s compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance, and legal staff reviews and assesses the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the management of the Asset Allocation Portfolios and the American Funds of Funds, including asset allocations and performance metrics.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses, with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and total expenses with its Expense Universe and Expense Group. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board also considered that the Adviser had entered into an expense limitation and management fee waiver agreement with Brighthouse Asset Allocation 20 Portfolio pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios contain breakpoints that reduce the fee rate above specified asset levels.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

BHFTI-17

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

* * * * *

American Funds Moderate Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board noted that the Portfolio underperformed the Brighthouse Moderate AA Narrow Index for the one-year period ended October 31, 2023 and outperformed the same index for the three- and five-year periods ended October 31, 2023. The Board further noted that the Portfolio outperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTI-18

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Managed By BlackRock Financial Management, Inc.

Portfolio Manager Annual Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class B shares of the BlackRock Global Tactical Strategies Portfolio returned 13.32%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 12.70%.

MARKET ENVIRONMENT / CONDITIONS

Risk assets experienced a robust recovery in 2023, particularly in the final months of the year. In the U.S., moderating inflation, less central bank tightening, increased fiscal spending, and euphoria over Artificial Intelligence fuelled gains across many risk assets. Both the economy and consumers demonstrated the ability to look through market and geopolitical shocks over the year. The Nasdaq Composite Index outperformed all major global benchmarks in 2023 and broader U.S., European, Japanese, and Latin American equities also notched attractive gains, while Chinese equities stand out as a laggard over the year. In fixed income, a year-end surge allowed the Bloomberg Global Aggregate Bond Index to finish with positive total returns despite being negative through mid-November. U.S. 10-year Treasury yields briefly touched 5% at the end of the third quarter, but ultimately ended the year where they started, just below 4%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the period, the Portfolio’s assets were allocated across a diversified mix of asset classes. The volatility of the Portfolio is generally managed by rotating out of risky assets and into cash or other less risky assets during periods of market turbulence. Outside of a brief period of de-risking early in the first quarter, the Portfolio remained fully risked over the twelve-month period ended December 31, 2023.

The Portfolio outperformed the Dow Jones Moderate Portfolio Index (“DJM”) over the twelve-month period ended December 31, 2023. Performance was supported by the Portfolio’s lower allocation to emerging market equities compared to the DJM, while the lower relative exposure to U.S. equities and international fixed income, as well as the strategic exposure to real estate and commodities, detracted from performance. Tactical asset allocation was additive over the period.

The Portfolio entered the year with a directional overweight to U.S. value equities and an underweight to U.S. duration.

Overall, an underweight to fixed income markets was additive over the one-year period ended December 31, 2023. As the year progressed, we shifted the composition of the Portfolio’s duration underweight from being expressed across the curve to be more concentrated at the long end. Positioning at the 5-and 10-year points was additive over the period while at the long end, positioning detracted as dovish pivots in the U.S. in the last two months of the year caused a material shift in the yield curve as expectations of 2024 rate cuts increased.

Over the year, equity positioning was additive as U.S. markets ended the year with strong positive prints across growth and value stocks. As the year progressed, we increased the magnitude of the overweight to equities first in Japan, which was closed at a gain, and later in the U.S. and Europe. In the U.S., fiscal spending remains elevated and the Federal Reserve (the “Fed”) has shifted its focus to supporting nominal growth through a pause in the hiking cycle. Given this, we believe that equities could retain upside potential with fiscal support and a more moderate monetary policy environment. In Europe, we think equities will benefit from a manufacturing led global growth recovery and an increasingly accommodative European Central Bank, particularly given the market pricing of an overly bleak economic outlook in Europe.

Positioning in currency was additive as an overweight to the euro, Australian dollar, and Canadian dollar versus the U.S. dollar, initiated in the middle of the year, all contributed positively to performance. The U.S. dollar weakened on relatively dovish comments from the Fed and fiscal credibility concerns. As the period progressed, we increased the Portfolio’s underweight to the U.S. With the potential for rate cuts materializing in early 2024, we maintain conviction in this view.

The Portfolio held derivatives during the period as a part of the investment strategy. Derivatives are used as a means to hedge positioning, manage risk, as well as to seek to increase the return on investments. All derivatives performed as expected over the period.

Philip Green

Michael Pensky

Portfolio Managers

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-1

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
BlackRock Global Tactical Strategies Portfolio
Class B	13.32	4.89	3.97
Dow Jones Moderate Portfolio Index	12.70	6.89	5.49

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
iShares Core MSCI EAFE ETF	25.6
Vanguard Total Bond Market ETF	21.9
iShares Core U.S. Aggregate Bond ETF	13.3
iShares Core S&P 500 ETF	10.5
Technology Select Sector SPDR Fund	4.9
iShares U.S. Real Estate ETF	2.2
Health Care Select Sector SPDR Fund	2.2
Financial Select Sector SPDR Fund	1.9
Consumer Discretionary Select Sector SPDR Fund	1.8
Communication Services Select Sector SPDR Fund	1.5

Exposure by Asset Class

% of Net Assets
Investment Grade Fixed Income	31.1
U.S. Large Cap Equities	30.6
International Developed Market Equities	24.9
Commodities	4.0
Real Estate Equities	2.7
U.S. Small Cap Equities	2.2

BHFTI-2

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Global Tactical Strategies Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class B (a) (b)	Actual	0.88%	$1,000.00	$1,049.00	$4.54
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.
(b)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-3

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Mutual Funds—90.2% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—90.2%
Communication Services Select Sector SPDR Fund (a)	876,989	$63,722,021
Consumer Discretionary Select Sector SPDR Fund (a)	418,953	74,912,986
Consumer Staples Select Sector SPDR Fund (a)	595,451	42,890,336
Energy Select Sector SPDR Fund (a)	341,490	28,630,522
Financial Select Sector SPDR Fund (a)	2,095,451	78,788,958
Health Care Select Sector SPDR Fund (a)	672,958	91,778,011
Industrial Select Sector SPDR Fund (a)	538,391	61,371,190
iShares Core MSCI EAFE ETF (a) (b)	15,340,767	1,079,222,958
iShares Core S&P 500 ETF (a) (b)	927,010	442,767,787
iShares Core U.S. Aggregate Bond ETF (a) (b)	5,653,409	561,100,843
iShares U.S. Real Estate ETF (a) (b)	1,028,134	93,981,729
Materials Select Sector SPDR Fund (a)	216,812	18,546,099
Real Estate Select Sector SPDR Fund (a)	449,808	18,019,308
Technology Select Sector SPDR Fund (a)	1,072,358	206,407,468
Utilities Select Sector SPDR Fund (a)	277,697	17,586,551
Vanguard Total Bond Market ETF (a)	12,566,979	924,301,305

Total Mutual Funds (Cost $3,264,871,360)		3,804,028,072

Short-Term Investments—7.1%

Mutual Funds—3.9%
SSGA USD Liquidity Fund, D Shares, 5.410% (c)	165,457,057	165,457,057

Repurchase Agreement—3.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $135,341,244; collateralized by U.S. Treasury Notes with rates ranging from 1.250% - 4.625%, maturity dates ranging from 09/15/26 - 07/31/27, and an aggregate market value of $138,009,862.	135,303,660	135,303,660

Total Short-Term Investments (Cost $300,760,717)		300,760,717

Securities Lending Reinvestments (d)—28.8%

Certificates of Deposit—2.8%
Bank of America NA 5.730%, SOFR + 0.340%, 03/08/24 (e)	5,000,000	5,001,145
Bank of Montreal 5.950%, SOFR + 0.550%, 11/08/24 (e)	4,000,000	4,003,256
Barclays Bank PLC
5.710%, SOFR + 0.320%, 06/20/24 (e)	11,000,000	10,999,967
5.790%, SOFR + 0.400%, 02/14/24 (e)	10,000,000	10,002,820
BNP Paribas SA 5.760%, SOFR + 0.360%, 04/10/24 (e)	2,000,000	2,000,616
Mitsubishi UFJ Trust & Banking Corp.
Zero Coupon, 02/08/24	5,000,000	4,969,550
Zero Coupon, 02/09/24	4,000,000	3,975,040
Zero Coupon, 02/22/24	2,000,000	1,983,620
Zero Coupon, 03/13/24	2,000,000	1,977,640

Certificates of Deposit—(Continued)
Mizuho Bank Ltd. 5.790%, SOFR + 0.400%, 04/18/24 (e)	6,000,000	6,002,718
MUFG Bank Ltd. (London)
Zero Coupon, 01/19/24	2,000,000	1,993,780
Zero Coupon, 02/20/24	2,500,000	2,480,275
Zero Coupon, 06/04/24	5,000,000	4,883,150
Zero Coupon, 06/10/24	3,000,000	2,927,250
National Westminster Bank PLC
Zero Coupon, 02/20/24	2,000,000	1,984,220
Zero Coupon, 03/04/24	2,000,000	1,980,300
Zero Coupon, 04/29/24	1,000,000	981,890
Oversea-Chinese Banking Corp. Ltd. 5.630%, SOFR + 0.240%, 02/09/24 (e)	10,000,000	10,001,040
Royal Bank of Canada 5.880%, FEDEFF PRV + 0.550%, 09/20/24 (e)	5,000,000	5,003,100
Standard Chartered Bank
5.770%, SOFR + 0.370%, 03/12/24 (e)	5,000,000	5,002,071
5.790%, SOFR + 0.390%, 04/19/24 (e)	5,000,000	5,000,000
Sumitomo Mitsui Trust Bank Ltd.
Zero Coupon, 02/15/24	1,500,000	1,489,290
Zero Coupon, 02/27/24	1,000,000	991,050
5.800%, SOFR + 0.400%, 04/24/24 (e)	5,000,000	5,002,975
Svenska Handelsbanken AB 5.910%, SOFR + 0.520%, 04/19/24 (e)	10,000,000	10,008,270
Westpac Banking Corp. 5.950%, SOFR + 0.550%, 10/11/24 (e)	5,000,000	5,006,195

		115,651,228

Commercial Paper—0.3%
Australia & New Zealand Banking Group Ltd.
5.640%, 04/18/24	5,000,000	4,916,690
5.730%, SOFR + 0.330%, 04/18/24 (e)	5,000,000	5,001,120
Old Line Funding LLC 5.560%, 02/09/24	3,000,000	2,980,566

		12,898,376

Repurchase Agreements—18.4%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $181,222,624; collateralized by various Common Stock with an aggregate market value of $201,722,836.	181,112,950	181,112,950
Barclays Bank PLC
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $3,402,014; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $3,469,902.	3,400,000	3,400,000
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $6,003,633; collateralized by various Common Stock with an aggregate market value of $6,688,871.	6,000,000	6,000,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-4

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Barclays Bank PLC
Repurchase Agreement dated 12/29/23 at 5.670%, due on 04/02/24 with a maturity value of $10,149,625; collateralized by various Common Stock with an aggregate market value of $11,143,970.	10,000,000	$10,000,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/29/23 at 5.400%, due on 01/02/24 with a maturity value of $10,006,000; collateralized by U.S. Government Agency Obligations with rates ranging from 0.375% - 26.636%, maturity dates ranging from 10/15/24 - 11/20/73, and an aggregate market value of $10,200,000.	10,000,000	10,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/29/23 at 5.620%, due on 02/02/24 with a maturity value of $31,169,381; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.750%, maturity dates ranging from 01/15/30 - 08/15/32, and various Common Stock with an aggregate market value of $31,620,033.	31,000,000	31,000,000
Repurchase Agreement dated 12/29/23 at 5.870%, due on 07/01/24 with a maturity value of $30,904,958; collateralized by U.S. Treasury Obligations with rates ranging from 0.875% - 3.750%, maturity dates ranging from 05/15/28 - 02/15/32, and various Common Stock with an aggregate market value of $30,600,139.	30,000,000	30,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $40,436,633; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $41,221,091.	40,412,834	40,412,834
National Bank Financial, Inc. Repurchase Agreement dated 12/29/23 at 5.320%, due on 01/02/24 with a maturity value of $7,004,138; collateralized by U.S. Treasury Obligation at 0.500%, maturing 02/28/26, and an aggregate market value of $7,173,475.	7,000,000	7,000,000
National Bank of Canada Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/05/24 with a maturity value of $175,185,451; collateralized by various Common Stock with an aggregate market value of $195,298,112.	175,000,000	175,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $140,511,595; collateralized by various Common Stock with an aggregate market value of $156,716,273.	140,425,000	140,425,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/29/23 at 5.590%, due on 02/02/24 with a maturity value of $20,108,694; collateralized by various Common Stock with an aggregate market value of $22,225,673.	20,000,000	20,000,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $15,831,182; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $16,174,089.	15,821,812	15,821,812
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $67,740,093; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $69,054,019.	67,700,000	67,700,000
Repurchase Agreement dated 12/29/23 at 5.510%, due on 01/02/24 with a maturity value of $55,034; collateralized by various Common Stock with an aggregate market value of $61,222.	55,000	55,000
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $37,022,282; collateralized by various Common Stock with an aggregate market value of $40,784,357.	37,000,000	37,000,000

		774,927,596

Time Deposits—2.6%
DZ Bank AG (NY) 5.300%, 01/02/24	50,000,000	50,000,000
National Bank of Canada 5.370%, OBFR + 0.050%, 01/05/24 (e)	58,000,000	58,000,000

		108,000,000

Mutual Funds—4.7%
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (c)	45,000,000	45,000,000
Fidelity Investments Money Market Government Portfolio, Institutional Class 5.290% (c)	40,000,000	40,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (c)	3,519,955	3,519,955
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (c)	10,000,000	10,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.320% (c)	100,000,000	100,000,000

		198,519,955

Total Securities Lending Reinvestments (Cost $1,209,966,670)		1,209,997,155

Total Investments—126.1% (Cost $4,775,598,747)		5,314,785,944
Other assets and liabilities (net)—(26.1)%		(1,099,480,821)

Net Assets—100.0%		$4,215,305,123

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $1,205,199,334 and the collateral received consisted of cash in the amount of $1,209,500,053 and non-cash collateral with a value of $28,605,940. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	The rate shown represents the annualized seven-day yield as of December 31, 2023.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	65,330,237	DBAG	03/20/24	USD	43,717,133	$905,113
AUD	61,642,635	GSI	03/20/24	USD	41,552,622	550,896
CAD	57,864,550	UBSA	03/20/24	USD	42,901,718	814,029
EUR	71,731,495	DBAG	03/20/24	USD	78,482,741	948,723

Contracts to Deliver
AUD	6,550,000	DBAG	03/20/24	USD	4,384,520	(89,300)
EUR	1,106,875	DBAG	03/20/24	USD	1,211,128	(14,564)
GBP	4,314,000	DBAG	03/20/24	USD	5,487,066	(13,855)
JPY	534,016,801	JPMC	03/21/24	USD	3,700,763	(131,848)

Net Unrealized Appreciation						$2,969,194

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro STOXX 50 Index Futures	03/15/24	838	EUR	38,070,340	$(261,224)
Russell 2000 Index E-Mini Futures	03/15/24	915	USD	93,682,275	7,234,880
S&P 500 Index E-Mini Futures	03/15/24	174	USD	41,934,000	393,027

Futures Contracts—Short
MSCI EAFE Index Mini Futures	03/15/24	(271)	USD	(30,520,020)	(677,617)
S&P 500 Index E-Mini Futures	03/15/24	(5)	USD	(1,205,000)	(44,602)
U.S. Treasury Long Bond Futures	03/19/24	(731)	USD	(91,329,313)	(6,642,350)
U.S. Treasury Ultra Long Bond Futures	03/19/24	(629)	USD	(84,030,469)	(5,678,019)

Net Unrealized Depreciation					$(5,675,905)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M SOFR	Annually	3.225%	Annually	05/10/33	USD	583,211,771	$(10,524,797)	$367,934	$(10,892,731)
Pay	12M SOFR	Annually	3.375%	Annually	02/15/33	USD	250,000,000	(1,464,828)	3,680	(1,468,508)
Pay	12M SOFR	Annually	3.515%	Annually	06/21/33	USD	441,000,000	2,197,931	54,319	2,143,612

Totals								$(9,791,694)	$425,933	$(10,217,627)

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	3M SOFR	Quarterly	10/04/24	JPMC	Russell 1000 Value Index	USD	79,263,096	$8,399,107	$—	$8,399,107
Pay	3M UST	Quarterly	05/31/24	JPMC	S&P GSCI Commodity Index	USD	149,260,541	(4,939,106)	—	(4,939,106)
Pay	3M UST	Quarterly	05/31/24	JPMC	S&P GSCI Commodity Index	USD	20,025,959	—	—	—

Totals								$3,460,001	$—	$3,460,001

(1)	There was no upfront premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank NA
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate
(UST)—	U.S. Treasury Bill Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$3,804,028,072	$—	$—	$3,804,028,072
Short-Term Investments
Mutual Funds	165,457,057	—	—	165,457,057
Repurchase Agreement	—	135,303,660	—	135,303,660
Total Short-Term Investments	165,457,057	135,303,660	—	300,760,717
Securities Lending Reinvestments
Certificates of Deposit	—	115,651,228	—	115,651,228
Commercial Paper	—	12,898,376	—	12,898,376
Repurchase Agreements	—	774,927,596	—	774,927,596
Time Deposits	—	108,000,000	—	108,000,000
Mutual Funds	198,519,955	—	—	198,519,955
Total Securities Lending Reinvestments	198,519,955	1,011,477,200	—	1,209,997,155
Total Investments	$4,168,005,084	$1,146,780,860	$—	$5,314,785,944

Collateral for Securities Loaned (Liability)	$—	$(1,209,500,053)	$—	$(1,209,500,053)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$3,218,761	$—	$3,218,761
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(249,567)	—	(249,567)
Total Forward Contracts	$—	$2,969,194	$—	$2,969,194
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$7,627,907	$—	$—	$7,627,907
Futures Contracts (Unrealized Depreciation)	(13,303,812)	—	—	(13,303,812)
Total Futures Contracts	$(5,675,905)	$—	$—	$(5,675,905)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$2,143,612	$—	$2,143,612
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(12,361,239)	—	(12,361,239)
Total Centrally Cleared Swap Contracts	$—	$(10,217,627)	$—	$(10,217,627)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$8,399,107	$—	$8,399,107
OTC Swap Contracts at Value (Liabilities)	—	(4,939,106)	—	(4,939,106)
Total OTC Swap Contracts	$—	$3,460,001	$—	$3,460,001

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$3,137,712,627
Affiliated investments at value (c) (d)	2,177,073,317
Cash denominated in foreign currencies (e)	17,170,193
Cash collateral (f)	92,598,000
OTC swap contracts at market value	8,399,107
Unrealized appreciation on forward foreign currency exchange contracts	3,218,761
Receivable for:
Interest	324,609
Variation margin on centrally cleared swap contracts	584,453
Prepaid expenses	15,885

Total Assets	5,437,096,952
Liabilities
OTC swap contracts at market value	4,939,106
Unrealized depreciation on forward foreign currency exchange contracts	249,567
Collateral for securities loaned	1,209,500,053
Payables for:
Fund shares redeemed	1,306,185
Variation margin on futures contracts	1,112,818
Interest on OTC swap contracts	1,229,745
Accrued Expenses:
Management fees	2,156,329
Distribution and service fees	880,776
Deferred trustees’ fees	166,396
Other expenses	250,854

Total Liabilities	1,221,791,829

Net Assets	$4,215,305,123

Net Assets Consist of:
Paid in surplus	$4,105,325,137
Distributable earnings (Accumulated losses)	109,979,986

Net Assets	$4,215,305,123

Net Assets
Class B	$4,215,305,123
Capital Shares Outstanding*
Class B	468,111,105
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.00

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,960,099,997.
(b)	Includes securities loaned at value of $288,819,744.
(c)	Identified cost of affiliated investments was $1,815,498,750.
(d)	Includes securities loaned at value of $916,379,590.
(e)	Identified cost of cash denominated in foreign currencies was $17,014,116.
(f)	Includes collateral of $19,200,000 for futures contracts, $68,688,000 for centrally cleared swap contracts and $4,710,000 for OTC swap contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends from Underlying ETFs	$38,829,014
Dividends from affiliated investments	64,279,441
Interest	19,635,663
Securities lending income	2,348,922

Total investment income	125,093,040
Expenses
Management fees	28,086,690
Administration fees	200,709
Custodian and accounting fees	232,636
Distribution and service fees—Class B	10,571,804
Audit and tax services	73,294
Legal	56,369
Trustees’ fees and expenses	46,220
Shareholder reporting	104,354
Insurance	40,705
Miscellaneous	44,090

Total expenses	39,456,871
Less management fee waiver	(2,214,461)

Net expenses	37,242,410

Net Investment Income	87,850,630

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	32,239,597
Affiliated investments	24,085,438
Futures contracts	33,417,546
Swap contracts	(76,518,013)
Foreign currency transactions	(36,370)
Forward foreign currency transactions	1,105,525

Net realized gain (loss)	14,293,723

Net change in unrealized appreciation (depreciation) on:
Investments	131,261,520
Affiliated investments	244,608,790
Futures contracts	(2,841,325)
Swap contracts	47,351,298
Foreign currency transactions	129,657
Forward foreign currency transactions	3,087,811

Net change in unrealized appreciation (depreciation)	423,597,751

Net realized and unrealized gain (loss)	437,891,474

Net Increase (Decrease) in Net Assets From Operations	$525,742,104

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$87,850,630	$57,945,625
Net realized gain (loss)	14,293,723	(184,367,832)
Net change in unrealized appreciation (depreciation)	423,597,751	(954,191,348)

Increase (decrease) in net assets from operations	525,742,104	(1,080,613,555)

From Distributions to Shareholders
Class B	(136,026,847)	(293,170,924)

Total distributions	(136,026,847)	(293,170,924)

Increase (decrease) in net assets from capital share transactions	(436,695,315)	(302,248,787)

Total increase (decrease) in net assets	(46,980,058)	(1,676,033,266)

Net Assets
Beginning of period	4,262,285,181	5,938,318,447

End of period	$4,215,305,123	$4,262,285,181

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class B
Sales	1,187,731	$10,096,280	1,000,167	$8,665,951
Reinvestments	15,928,202	136,026,847	35,194,589	293,170,924
Redemptions	(68,455,170)	(582,818,442)	(67,284,810)	(604,085,662)

Net increase (decrease)	(51,339,237)	$(436,695,315)	(31,090,054)	$(302,248,787)

Increase (decrease) derived from capital shares transactions		$(436,695,315)		$(302,248,787)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2023	2022		2021	2020	2019
Net Asset Value, Beginning of Period	$8.21	$10.79		$10.36	$11.10	$9.22

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18	0.11		0.10	0.09	0.18
Net realized and unrealized gain (loss)	0.89	(2.12)		0.90	0.25	1.72

Total income (loss) from investment operations	1.07	(2.01)		1.00	0.34	1.90

Less Distributions
Distributions from net investment income	(0.28)	(0.22)		(0.15)	(0.17)	(0.02)
Distributions from net realized capital gains	0.00	(0.35)		(0.42)	(0.91)	0.00

Total distributions	(0.28)	(0.57)		(0.57)	(1.08)	(0.02)

Net Asset Value, End of Period	$9.00	$8.21		$10.79	$10.36	$11.10

Total Return (%) (b)	13.18 (c)	(18.79	)(c)	9.79	4.31	20.63

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.93	0.93		0.93	0.93	0.92
Net ratio of expenses to average net assets (%) (d) (e)	0.88	0.87		0.86	0.88	0.88
Ratio of net investment income (loss) to average net assets (%)	2.08	1.19		0.94	0.90	1.71
Portfolio turnover rate (%)	6	11		11	42	36
Net assets, end of period (in millions)	$4,215.3	$4,262.3		$5,938.3	$6,151.5	$6,647.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(e)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Global Tactical Strategies Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio allocates its assets in a broad range of asset classes, primarily through other investment companies known as exchange traded funds (“Underlying ETFs”), involving primarily series of the iShares® Trust and iShares®, Inc., but the Portfolio also has the ability to invest in series sponsored by other companies.

2. Consolidation of Subsidiary—BlackRock Global Tactical Strategies Portfolio, Ltd.

The Portfolio may invest up to 6% of its total assets in the BlackRock Global Tactical Strategies Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Under Treasury regulations, subpart F income, if any, realized by a wholly-owned non-U.S. subsidiary (such as the Subsidiary) of the Portfolio and included in the Portfolio’s annual income for U.S. federal income purposes, will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives. The Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by BlackRock Financial Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2023, the Portfolio held $165,371,346 in the Subsidiary, representing 3.0% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific

BHFTI-12

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in unregistered open-end management investment companies are reported at NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy provided the NAV is observable, calculated daily and are the value at which both purchases and sales will be conducted.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), and currencies, and futures synthetic futures contracts that are traded over-the-counter (“OTC”) are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the

BHFTI-13

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $135,303,660. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $774,927,596. The combined value of all repurchase agreements is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

BHFTI-14

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Consolidated Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

BHFTI-15

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, treasury and other interest rate futures were used for both hedging and investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolio holds cleared swaps through accounts at a clearing member. The Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

BHFTI-16

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money market reference rates. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$2,143,612	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$12,361,239
			Unrealized depreciation on futures contracts (b) (c)	12,320,369
Equity	OTC swap contracts at market value (d)	8,399,107
	Unrealized appreciation on futures contracts (b) (c)	7,627,907	Unrealized depreciation on futures contracts (b) (c)	983,443
Commodity			OTC swap contracts at market value (e)	4,939,106
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	3,218,761	Unrealized depreciation on forward foreign currency exchange contracts	249,567

Total		$21,389,387		$30,853,724

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest payable of $610,106.
(e)	Excludes OTC swap interest payable of $619,639.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2023.

BHFTI-17

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Deutsche Bank AG	$1,853,836	$(117,719)	$—	$1,736,117
Goldman Sachs International	550,896	—	—	550,896
JPMorgan Chase Bank NA	8,399,107	(5,070,954)	—	3,328,153
UBS AG	814,029	—	—	814,029

	$11,617,868	$(5,188,673)	$—	$6,429,195

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Deutsche Bank AG	$117,719	$(117,719)	$—	$—
JPMorgan Chase Bank NA	5,070,954	(5,070,954)	—	—

	$5,188,673	$(5,188,673)	$—	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$1,105,525	$1,105,525
Futures contracts	23,830,129	9,587,417	—	—	33,417,546
Swap contracts	(59,856,760)	(7,079,484)	(9,581,769)	—	(76,518,013)

	$(36,026,631)	$2,507,933	$(9,581,769)	$1,105,525	$(41,994,942)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$3,087,811	$3,087,811
Futures contracts	(12,318,190)	9,476,865	—	—	(2,841,325)
Swap contracts	41,463,207	8,399,107	(2,511,016)	—	47,351,298

	$29,145,017	$17,875,972	$(2,511,016)	$3,087,811	$47,597,784

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$140,485,864
Futures contracts long	135,868,123
Futures contracts short	(204,042,091)
Swap contracts	1,524,355,370

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTI-18

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by factors including changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs, insufficient storage capacity, war and international economic, political and regulatory developments. Certain commodities (and related derivatives) are susceptible to negative prices due to factors such as supply surpluses caused by global events. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall

BHFTI-19

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: LIBOR was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The full impact of the transition on the Portfolio, the financial instruments in which the Portfolio invests and financial markets more generally cannot yet be fully determined.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$217,374,802	$0	$637,903,413

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$28,086,690	0.800%	First $100 million
	0.750%	$100 million to $300 million
	0.700%	$300 million to $600 million
	0.675%	$600 million to $1 billion
	0.650%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-20

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.180%	First $100 million
0.130%	$100 million to $300 million
0.080%	$300 million to $600 million
0.055%	$600 million to $1 billion
0.030%	$1 billion to $2.5 billion
0.050%	$2.5 billion to $4.5 billion
0.100%	$4.5 billion to $6.5 billion
0.130%	Over $6.5 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying ETFs for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying ETFs’ net assets. Transactions in the Underlying ETFs for the year ended December 31, 2023 were as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation	Ending Value as of December 31, 2023	Income earned from affiliates during the period	Number of shares held at December 31, 2023
iShares Core MSCI EAFE ETF	$1,066,440,544	$—	$(131,332,703)	$14,102,395	$130,012,722	$1,079,222,958	$35,355,506	15,340,767
iShares Core S&P 500 ETF	505,351,029	—	(171,500,818)	61,532,648	47,384,928	442,767,787	7,504,173	927,010
iShares Core U.S. Aggregate Bond ETF	601,957,572	217,374,802	(266,469,938)	(51,549,605)	59,788,012	561,100,843	18,835,406	5,653,409
iShares U.S. Real Estate ETF	86,558,601	—	—	—	7,423,128	93,981,729	2,584,356	1,028,134

	$2,260,307,746	$217,374,802	$(569,303,459)	$24,085,438	$244,608,790	$2,177,073,317	$64,279,441

BHFTI-21

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$5,097,195,343

Gross unrealized appreciation	797,395,942
Gross unrealized (depreciation)	(594,962,075)

Net unrealized appreciation (depreciation)	$202,433,867

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$136,026,847	$113,451,823	$—	$179,719,101	$136,026,847	$293,170,924

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$60,858,117	$—	$202,584,685	$(153,296,417)	$110,146,385

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had accumulated short-term capital losses of $153,296,417.

During the year ended December 31, 2023, the Portfolio utilized accumulated short-term capital losses of $85,703,124.

11. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-22

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the BlackRock Global Tactical Strategies Portfolio and Subsidiary:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the BlackRock Global Tactical Strategies Portfolio and Subsidiary (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-25

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-26

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-27

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

BlackRock Global Tactical Strategies Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Financial Management, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-, three-and five-year periods ended June 30, 2023. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index, and its blended index for the one-, three-, and five-year periods ended October 31, 2023. The Board took into account management’s discussion of and additional information with respect to the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTI-28

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-29

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A and B shares of the BlackRock High Yield Portfolio returned 13.41% and 13.07%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index¹, returned 13.44%.

MARKET ENVIRONMENT / CONDITIONS

Despite volatility driven by concern over inflation, an unexpected regional banking crisis, and increasing geopolitical tensions around the world, U.S. High Yield (“HY”) bonds delivered 13.49% returns in 2023. The strong performance was bolstered by a 7.16% gain in the fourth quarter, which was the best fourth quarter in three years. Further signs of a soft landing spurred buying interest across the credit markets in the fourth quarter, driving yields lower and boosting return.

The yield on the 10-year U.S. Treasury Note hit almost 5% in late October amid growing fears that the Federal Reserve would hold rates higher for longer amid limited signs of economic contraction, despite inflation softening. Fresh economic data in November, such as moderating jobs data including downward revisions to the September report helped to shift the narrative with 10-year yields hitting 4.30% by the end of the month and rallying further in December, closing the year at 3.88%.

CCC rated bonds posted the best returns of any HY ratings segment at +19.84%, followed by B rated bonds at +13.78% and BB rated bonds at +11.56%. Over the fourth quarter, however, the order was reversed alongside the rate rally with the most rate sensitive cohort, BB rated bonds, gaining +7.35%, followed by B rated bonds at +7.01%, and CCC rated bonds at +6.91%. In the fourth quarter, spreads peaked on November 1st before moving 1.20% tighter into the end of the year.

In stark contrast to 2022 where nearly every sector ended the year lower, all sectors ended 2023 distinctly higher. As lower quality outperformed in 2023 on the whole, we saw Consumer Cyclicals perform particularly well, headlined by leisure, where a high concentration of these lower rated issuers live. Industrials and Finance sectors also performed quite strongly on the year. In 2022, the stark difference between the best and worst performing sectors spoke to the significant sectoral dispersion the market experienced. For context, the total return differential between the top/bottom performing sectors was ~25%. Sector/issuer level dispersion demonstrated in 2023 underscores the importance of independent and fundamental analysis within the space as a means to identify tangible alpha opportunities.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s off-benchmark allocations were net accretive to performance in 2023. Our allocation to Investment Grade bonds was a contributor, particularly as this more rate-sensitive cohort outperformed to close out the year. This position consists of legacy HY issuers who issued secured BBB rated bonds for refinancing purposes as well as the team’s choice to tactically access the Investment Grade primary market. Our Bank Loan allocation detracted from performance over the fourth quarter as the asset class’s lack of duration limited its participation in the late year rally. That said, bank loans were the strongest contributor of all our tactical, off-benchmark positions over the course of the year due to the impressive performance driven by income from a greater than 9% coupon.

From a sector perspective, overweights to and security selection within technology, banking, and chemicals were the strongest contributors to performance in 2023. On the other hand, an underweight to retailers and a slight overweight to leisure detracted from performance over the year.

For the year, the Portfolio’s largest contributors from a ratings perspective were the underweight to BBs and the overweight to Bs and security selection therein. CCCs detracted from annual performance for the same reason performance lagged over the fourth quarter: the underweight to the highest yielding, highest beta portion of the cohort that we believe is the most susceptible to economic downturn.

Reflective of a slightly more optimistic market outlook, we took beta slightly higher in the fourth quarter from 0.95 to 0.97 to end the year. We started the year with a beta of 0.94. We have maintained a relatively consistent underweight to BB rated bonds vs. the Index (29% vs. 46%) while maintaining and overweight allocations to B rated bonds (48% vs. 41%) and market-weight CCC rated bonds (12% vs 12%). As always, we contextualize this CCC rated bond overweight from a yield perspective. Versus the Index, we maintain an underweight to the 14%+ yield bucket (1% vs. 4%) where the largest concentration of stressed issuers trade today. While we maintain our consistent underweight to BB rated bonds, we continue to augment our allocation to higher quality by holding tactical exposure to BBB rated bonds (6%). As mentioned previously, this position consists of legacy HY issuers who issued secured BBB rated bonds for refinancing purposes as well as the team’s choice to tactically access the Investment Grade primary market.

At period end, we maintained our tactical allocation to bank loans at roughly 7% of the Portfolio. Loans have “done their job” in portfolios since the beginning of 2022 by delivering meaningful outperformance vs. other credit segments given their lack of duration and higher carry profile, performing roughly in line with HY in 2023. This, in part, also represents an offset to our BB rated bond underweight in favor of relative value in senior/secured, floating rate exposure that has presented itself over the past year and a half. As mentioned previously, this allocation has been particularly accretive, as the loan market outperformed nearly every other asset class. We trimmed this position from a high of roughly 15% at its peak.

BHFTI-1

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

The Portfolio maintained a tactical position to liquid high yield index securities such as credit default swaps or exchange-traded funds as an efficient means of portfolio management. Over the quarter, the Portfolio used derivatives as a risk management tool. All derivative instruments performed as expected over the period.

Mitch Garfin

David Delbos

Derek Schoenhofen

Portfolio Managers

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. It limits issue exposure to a 2% maximum.

BHFTI-2

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. CORPORATE HIGH YIELD 2% ISSUER CAPPED INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
BlackRock High Yield Portfolio
Class A	13.41	5.92	4.79
Class B	13.07	5.66	4.53
Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index	13.44	5.35	4.59

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Sectors

% of Net Assets
Corporate Bonds & Notes	89.4
Floating Rate Loans	6.4
Convertible Bonds	0.6
Common Stocks	0.5

BHFTI-3

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock High Yield Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.65%	$1,000.00	$1,074.30	$3.40
	Hypothetical*	0.65%	$1,000.00	$1,021.93	$3.31

Class B (a)	Actual	0.90%	$1,000.00	$1,072.70	$4.70
	Hypothetical*	0.90%	$1,000.00	$1,020.67	$4.58

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—89.4% of Net Assets

Security Description	Principal Amount*	Value

Advertising—1.3%
Clear Channel International BV 6.625%, 08/01/25 (144A) (a)	1,009,000	$1,013,865
Clear Channel Outdoor Holdings, Inc. 5.125%, 08/15/27 (144A) (a)	1,057,000	1,008,998
7.500%, 06/01/29 (144A) (a)	1,933,000	1,607,232
7.750%, 04/15/28 (144A) (a)	490,000	422,480
9.000%, 09/15/28 (144A) (a)	4,025,000	4,199,947
CMG Media Corp. 8.875%, 12/15/27 (144A) (a)	861,000	682,885
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.250%, 01/15/29 (144A) (a)	1,251,000	1,128,865
4.625%, 03/15/30 (144A)	345,000	307,566
5.000%, 08/15/27 (144A) (a)	510,000	492,964
7.375%, 02/15/31 (144A)	799,000	839,062
Stagwell Global LLC 5.625%, 08/15/29 (144A) (a)	275,000	252,936
Summer BC Holdco B SARL 5.750%, 10/31/26 (EUR)	100,000	105,663

		12,062,463

Aerospace/Defense—2.8%
Bombardier, Inc. 6.000%, 02/15/28 (144A) (a)	1,515,000	1,476,027
7.125%, 06/15/26 (144A)	987,000	982,392
7.450%, 05/01/34 (144A)	374,000	426,360
7.500%, 02/01/29 (144A) (a)	787,000	800,047
7.875%, 04/15/27 (144A) (a)	1,043,000	1,043,184
8.750%, 11/15/30 (144A)	1,255,000	1,336,202
Embraer Netherlands Finance BV 7.000%, 07/28/30 (144A)	1,071,000	1,123,475
F-Brasile SpA/F-Brasile U.S. LLC 7.375%, 08/15/26 (144A) (a)	1,800,000	1,759,239
Rolls-Royce PLC 5.750%, 10/15/27 (144A)	1,630,000	1,632,800
Spirit AeroSystems, Inc. 9.375%, 11/30/29 (144A) (a)	1,264,000	1,383,162
9.750%, 11/15/30 (144A)	1,527,000	1,641,485
TransDigm, Inc. 6.750%, 08/15/28 (144A)	6,110,000	6,251,031
7.125%, 12/01/31 (144A)	3,070,000	3,217,099
Triumph Group, Inc. 9.000%, 03/15/28 (144A)	2,975,000	3,163,452

		26,235,955

Agriculture—0.1%
Darling Ingredients, Inc. 6.000%, 06/15/30 (144A) (a)	656,000	656,486
Tereos Finance Groupe I SA 4.750%, 04/30/27 (EUR)	100,000	111,057

		767,543

Airlines—0.7%
Air Canada 3.875%, 08/15/26 (144A)	776,000	741,383
American Airlines, Inc. 8.500%, 05/15/29 (144A)	1,342,000	1,417,151

Airlines—(Continued)
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.750%, 04/20/29 (144A)	1,365,182	1,330,728
International Consolidated Airlines Group SA 3.750%, 03/25/29 (EUR)	100,000	106,807
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.000%, 09/20/25 (144A) (a)	277,401	199,498
United Airlines Pass-Through Trust 4.875%, 07/15/27	76,000	73,616
United Airlines, Inc. 4.625%, 04/15/29 (144A)	1,743,000	1,630,115
VistaJet Malta Finance PLC/Vista Management Holding, Inc. 6.375%, 02/01/30 (144A)	457,000	319,156
7.875%, 05/01/27 (144A) (a)	337,000	289,849

		6,108,303

Apparel—0.2%
Crocs, Inc. 4.125%, 08/15/31 (144A)	724,000	612,643
Hanesbrands, Inc. 4.875%, 05/15/26 (144A)	212,000	204,498
Kontoor Brands, Inc. 4.125%, 11/15/29 (144A)	269,000	242,704
Levi Strauss & Co. 3.500%, 03/01/31 (144A) (a)	726,000	628,599

		1,688,444

Auto Manufacturers—0.4%
Ford Motor Co. 3.250%, 02/12/32 (a)	156,000	129,746
6.100%, 08/19/32 (a)	477,000	480,831
Ford Motor Credit Co. LLC 7.200%, 06/10/30 (a)	1,142,000	1,216,283
7.350%, 03/06/30 (a)	822,000	883,075
General Motors Financial Co., Inc. 5.700%, 5Y H15 + 4.997%, 09/30/30 (b)	270,000	249,342
RCI Banque SA 2.625%, 5Y EUR Swap + 2.850%, 02/18/30 (EUR) (b)	300,000	320,256
Volkswagen International Finance NV 3.875%, 9Y EUR Swap + 3.958%, 06/17/29 (EUR) (b)	100,000	101,028
Wabash National Corp. 4.500%, 10/15/28 (144A)	546,000	492,665

		3,873,226

Auto Parts & Equipment—1.1%
Adient Global Holdings Ltd. 3.500%, 08/15/24 (EUR)	14,945	16,327
Clarios Global LP/Clarios U.S. Finance Co. 4.375%, 05/15/26 (EUR)	937,000	1,025,594
6.750%, 05/15/28 (144A)	1,468,000	1,497,676
8.500%, 05/15/27 (144A) (a)	6,334,000	6,356,080
Dana Financing Luxembourg SARL 8.500%, 07/15/31 (EUR)	100,000	120,580
Dealer Tire LLC/DT Issuer LLC 8.000%, 02/01/28 (144A)	392,000	388,080

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Auto Parts & Equipment—(Continued)
Forvia SE 2.750%, 02/15/27 (EUR)	100,000	$105,491
3.750%, 06/15/28 (EUR)	100,000	108,037
Goodyear Tire & Rubber Co. 5.000%, 07/15/29 (a)	234,000	221,089
5.625%, 04/30/33	12,000	10,757
IHO Verwaltungs GmbH 3.875%, 4.625% PIK, 05/15/27 (EUR) (c)	101,000	108,912
Tenneco, Inc. 8.000%, 11/17/28 (144A)	68,000	58,055
Titan International, Inc. 7.000%, 04/30/28	150,000	150,063
ZF Europe Finance BV 6.125%, 03/13/29 (EUR)	100,000	117,189
ZF Finance GmbH 2.000%, 05/06/27 (EUR)	100,000	101,865
3.750%, 09/21/28 (EUR)	100,000	106,334
5.750%, 08/03/26 (EUR)	100,000	113,983

		10,606,112

Banks—2.3%
AIB Group PLC 5.250%, 5Y EUR Swap + 5.702%, 10/09/24 (EUR) (b)	200,000	217,738
Banco BPM SpA 2.875%, 5Y EUR Swap + 3.170%, 06/29/31 (EUR) (b)	200,000	208,647
5.000%, 5Y EUR Swap + 5.419%, 09/14/30 (EUR) (b)	100,000	111,734
6.000%, 3M EURIBOR + 2.800%, 06/14/28 (EUR) (b)	150,000	173,291
Banco de Credito Social Cooperativo SA 7.500%, 1Y EURIBOR ICE Swap + 4.269%, 09/14/29 (EUR) (b)	100,000	115,625
Banco de Sabadell SA 5.250%, 1Y EUR Swap + 2.400%, 02/07/29 (EUR) (b)	100,000	113,943
6.000%, 5Y EUR Swap + 3.150%, 08/16/33 (EUR) (b)	100,000	111,597
Banco Espirito Santo SA 2.625%, 05/08/17 (EUR) (d)	400,000	114,811
4.750%, 01/15/18 (EUR) (d)	1,000,000	287,027
Banco Santander SA 6.921%, 08/08/33	600,000	639,399
Bank of Cyprus PLC 2.500%, 1Y EUR Swap + 2.785%, 06/24/27 (EUR) (b)	100,000	101,287
Bank of Ireland Group PLC 7.500%, 5Y EUR Swap + 7.924%, 05/19/25 (EUR) (b)	200,000	223,517
Barclays PLC 8.000%, 5Y H15 + 5.672%, 06/15/24 (b)	200,000	198,625
8.000%, 5Y H15 + 5.431%, 03/15/29 (b)	495,000	485,799
9.625%, 5Y USD SOFR ICE Swap + 5.775%, 12/15/29 (b)	2,645,000	2,747,494
BNP Paribas SA 6.875%, 5Y EUR Swap + 4.645%, 12/06/29 (EUR) (b)	200,000	228,509
8.500%, 5Y H15 + 4.354%, 08/14/28 (144A) (b)	1,160,000	1,214,780
Citigroup, Inc. 4.150%, 5Y H15 + 3.000%, 11/15/26 (b)	10,000	8,582
6.174%, SOFR + 2.661%, 05/25/34 (b)	1,130,000	1,169,296
7.625%, 5Y H15 + 3.211%, 11/15/28 (b)	894,000	912,863
Commerzbank AG 6.125%, 5Y EUR Swap + 6.363%, 10/09/25 (EUR) (b)	200,000	212,786

Banks—(Continued)
Deutsche Bank AG 6.750%, 5Y EUR Swap + 5.692%, 10/30/28 (EUR) (b)	200,000	204,794
First-Citizens Bank & Trust Co. 6.000%, 04/01/36	1,604,000	1,550,143
Freedom Mortgage Corp. 12.000%, 10/01/28 (144A)	285,000	311,256
12.250%, 10/01/30 (144A)	284,000	311,763
Goldman Sachs Group, Inc. 4.950%, 5Y H15 + 3.224%, 02/10/25 (b)	1,490,000	1,422,770
Intesa Sanpaolo SpA 4.198%, 1Y H15 + 2.600%, 06/01/32 (144A) (b)	415,000	342,196
4.950%, 1Y H15 + 2.750%, 06/01/42 (144A) (b)	305,000	217,167
5.148%, 06/10/30 (GBP)	100,000	115,249
5.710%, 01/15/26 (144A) (a)	300,000	298,496
KBC Group NV 8.000%, 5Y EUR Swap + 4.928%, 09/05/28 (EUR) (b)	200,000	234,479
Lloyds Banking Group PLC 8.000%, 5Y H15 + 3.913%, 09/27/29 (b)	640,000	641,279
Macquarie Bank Ltd. 6.798%, 01/18/33 (144A)	285,000	302,936
PNC Financial Services Group, Inc. 6.200%, 5Y H15 + 3.238%, 09/15/27 (b)	780,000	758,346
6.250%, 7Y H15 + 2.808%, 03/15/30 (b)	761,000	709,380
Societe Generale SA 7.875%, 5Y EUR Swap + 5.228%, 01/18/29 (EUR) (b)	100,000	113,725
UBS Group AG 9.250%, 5Y H15 + 4.745%, 11/13/28 (144A) (b)	1,245,000	1,343,077
9.250%, 5Y H15 + 4.758%, 11/13/33 (144A) (b)	1,404,000	1,556,004
Wells Fargo & Co. 7.625%, 5Y H15 + 3.606%, 09/15/28 (b)	1,211,000	1,270,716

		21,301,126

Biotechnology—0.0%
Cidron Aida Finco SARL 6.250%, 04/01/28 (GBP)	100,000	119,713

Building Materials—1.9%
Camelot Return Merger Sub, Inc. 8.750%, 08/01/28 (144A)	705,000	715,596
Emerald Debt Merger Sub LLC 6.375%, 12/15/30 (EUR)	100,000	117,907
6.375%, 12/15/30 (144A) (EUR)	415,000	489,316
6.625%, 12/15/30 (144A)	7,369,000	7,526,476
HT Troplast GmbH 9.375%, 07/15/28 (EUR)	100,000	111,981
Masonite International Corp. 3.500%, 02/15/30 (144A) (a)	574,000	497,555
5.375%, 02/01/28 (144A)	180,000	172,800
New Enterprise Stone & Lime Co., Inc. 5.250%, 07/15/28 (144A)	222,000	211,768
9.750%, 07/15/28 (144A)	284,000	284,000
PCF GmbH 4.750%, 04/15/26 (EUR)	100,000	79,883
Smyrna Ready Mix Concrete LLC 6.000%, 11/01/28 (144A)	1,523,000	1,499,514
8.875%, 11/15/31 (144A)	2,034,000	2,138,092

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Building Materials—(Continued)
Standard Industries, Inc. 2.250%, 11/21/26 (EUR)	222,000	$230,985
3.375%, 01/15/31 (144A)	911,000	783,706
4.375%, 07/15/30 (144A) (a)	753,000	691,546
4.750%, 01/15/28 (144A) (a)	166,000	159,807
5.000%, 02/15/27 (144A)	350,000	341,228
Summit Materials LLC/Summit Materials Finance Corp. 5.250%, 01/15/29 (144A)	54,000	52,245
7.250%, 01/15/31 (144A)	1,267,000	1,335,043

		17,439,448

Chemicals—2.2%
Ashland, Inc. 3.375%, 09/01/31 (144A)	403,000	347,353
Avient Corp. 7.125%, 08/01/30 (144A)	289,000	300,635
Axalta Coating Systems Dutch Holding B BV 7.250%, 02/15/31 (144A)	743,000	779,209
Axalta Coating Systems LLC 3.375%, 02/15/29 (144A) (a)	520,000	466,663
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV 4.750%, 06/15/27 (144A)	467,000	453,820
Celanese U.S. Holdings LLC 6.700%, 11/15/33 (a)	286,000	310,195
Chemours Co. 4.625%, 11/15/29 (144A)	244,000	214,221
5.750%, 11/15/28 (144A) (a)	982,000	935,360
Element Solutions, Inc. 3.875%, 09/01/28 (144A)	4,034,000	3,713,848
FIS Fabbrica Italiana Sintetici SpA 5.625%, 08/01/27 (EUR)	167,000	170,994
HB Fuller Co. 4.250%, 10/15/28	257,000	240,309
Herens Holdco SARL 4.750%, 05/15/28 (144A)	1,220,000	1,000,871
Illuminate Buyer LLC/Illuminate Holdings IV, Inc. 9.000%, 07/01/28 (144A)	933,000	892,134
INEOS Quattro Finance 2 PLC 8.500%, 03/15/29 (EUR)	100,000	116,336
Ingevity Corp. 3.875%, 11/01/28 (144A)	191,000	171,047
Kobe U.S. Midco 2, Inc. 9.250%, 10.000% PIK, 11/01/26 (144A) (c)	756,000	563,265
Kronos International, Inc. 3.750%, 09/15/25 (EUR)	100,000	105,510
LSF11 A5 HoldCo LLC 6.625%, 10/15/29 (144A)	367,000	310,348
Minerals Technologies, Inc. 5.000%, 07/01/28 (144A)	365,000	351,017
Nobian Finance BV 3.625%, 07/15/26 (EUR)	100,000	105,703
NOVA Chemicals Corp. 4.875%, 06/01/24 (144A)	76,000	75,336
Olympus Water U.S. Holding Corp. 9.625%, 11/15/28 (EUR)	123,000	145,291
9.750%, 11/15/28 (144A)	2,493,000	2,646,053

Chemicals—(Continued)
SCIL IV LLC/SCIL USA Holdings LLC 5.375%, 11/01/26 (144A) (a)	662,000	635,475
9.500%, 07/15/28 (EUR)	100,000	117,571
SK Invictus Intermediate II SARL 5.000%, 10/30/29 (144A) (a)	1,639,000	1,421,832
Synthomer PLC 3.875%, 07/01/25 (EUR)	100,000	108,819
WR Grace Holdings LLC 4.875%, 06/15/27 (144A) (a)	333,000	320,380
5.625%, 08/15/29 (144A)	3,095,000	2,723,467
7.375%, 03/01/31 (144A)	1,023,000	1,023,312

		20,766,374

Commercial Services—5.6%
ADT Security Corp. 4.125%, 08/01/29 (144A) (a)	75,000	69,019
4.875%, 07/15/32 (144A)	627,000	579,969
Albion Financing 1 SARL/Aggreko Holdings, Inc. 6.125%, 10/15/26 (144A) (a)	481,000	476,459
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.000%, 06/01/29 (144A) (a)	4,218,000	3,438,910
6.625%, 07/15/26 (144A)	2,302,000	2,289,912
9.750%, 07/15/27 (144A)	631,000	618,315
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 4.625%, 06/01/28 (144A) (a)	4,863,000	4,431,871
4.875%, 06/01/28 (GBP)	100,000	107,071
AMN Healthcare, Inc. 4.000%, 04/15/29 (144A)	212,000	191,206
APi Group DE, Inc. 4.125%, 07/15/29 (144A)	352,000	320,305
4.750%, 10/15/29 (144A)	276,000	259,252
APX Group, Inc. 5.750%, 07/15/29 (144A) (a)	718,000	669,358
6.750%, 02/15/27 (144A)	230,000	229,425
Ashtead Capital, Inc. 5.950%, 10/15/33 (144A)	615,000	626,562
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 8.000%, 02/15/31 (144A) (a)	641,000	640,118
BCP V Modular Services Finance II PLC 4.750%, 11/30/28 (EUR)	200,000	203,953
6.125%, 11/30/28 (GBP)	100,000	113,763
Block, Inc. 2.750%, 06/01/26 (a)	1,485,000	1,400,399
3.500%, 06/01/31	2,441,000	2,167,488
Boels Topholding BV 6.250%, 02/15/29 (EUR)	100,000	115,096
CoreLogic, Inc. 4.500%, 05/01/28 (144A)	2,557,000	2,239,958
Garda World Security Corp. 4.625%, 02/15/27 (144A)	653,000	629,616
6.000%, 06/01/29 (144A)	69,000	61,850
7.750%, 02/15/28 (144A) (a)	1,413,000	1,461,903
9.500%, 11/01/27 (144A) (a)	491,000	495,001
Gartner, Inc. 4.500%, 07/01/28 (144A)	60,000	56,900

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Graham Holdings Co. 5.750%, 06/01/26 (144A)	80,000	$79,519
GTCR W-2 Merger Sub LLC 7.500%, 01/15/31 (144A)	4,660,000	4,924,326
Herc Holdings, Inc. 5.500%, 07/15/27 (144A) (a)	1,429,000	1,410,876
La Financiere Atalian SASU 5.125%, 05/15/25 (EUR)	200,000	161,618
Legends Hospitality Holding Co. LLC/Legends Hospitality Co.-Issuer, Inc. 5.000%, 02/01/26 (144A) (a)	561,000	560,159
Loxam SAS 6.375%, 05/15/28 (EUR)	100,000	114,800
6.375%, 05/31/29 (EUR)	100,000	114,259
Metis Merger Sub LLC 6.500%, 05/15/29 (144A) (a)	330,000	298,429
Neptune Bidco U.S., Inc. 9.290%, 04/15/29 (144A)	1,022,000	953,013
NESCO Holdings II, Inc. 5.500%, 04/15/29 (144A) (a)	593,000	548,282
Prime Security Services Borrower LLC/Prime Finance, Inc. 6.250%, 01/15/28 (144A) (a)	1,522,000	1,513,125
Q-Park Holding I BV 1.500%, 03/01/25 (EUR)	100,000	107,940
Rekeep SpA 7.250%, 02/01/26 (EUR)	100,000	98,678
Sabre Global, Inc. 8.625%, 06/01/27 (144A) (a)	1,054,000	959,160
Service Corp. International 4.000%, 05/15/31	1,489,000	1,333,399
5.125%, 06/01/29 (a)	52,000	50,960
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc. 4.625%, 11/01/26 (144A) (a)	1,179,000	1,146,471
Sotheby’s 7.375%, 10/15/27 (144A)	2,521,000	2,431,243
Sotheby’s/Bidfair Holdings, Inc. 5.875%, 06/01/29 (144A) (a)	1,022,000	883,887
Techem Verwaltungsgesellschaft 674 mbH 6.000%, 07/30/26 (EUR)	87,920	96,574
Techem Verwaltungsgesellschaft 675 mbH 2.000%, 07/15/25 (EUR)	100,000	107,788
United Rentals North America, Inc. 6.000%, 12/15/29 (144A)	4,647,000	4,717,950
Verisure Holding AB 3.250%, 02/15/27 (EUR)	148,000	156,527
3.875%, 07/15/26 (EUR)	100,000	108,198
9.250%, 10/15/27 (EUR)	100,000	118,428
Verscend Escrow Corp. 9.750%, 08/15/26 (144A)	3,862,000	3,889,142
Williams Scotsman, Inc. 4.625%, 08/15/28 (144A)	251,000	237,076
7.375%, 10/01/31 (144A)	784,000	822,225

		51,837,731

Computers—1.1%
Ahead DB Holdings LLC 6.625%, 05/01/28 (144A) (a)	382,000	332,817
Banff Merger Sub, Inc. 8.375%, 09/01/26 (EUR)	100,000	108,015
Booz Allen Hamilton, Inc. 4.000%, 07/01/29 (144A)	399,000	373,922
CA Magnum Holdings 5.375%, 10/31/26 (144A)	1,661,000	1,544,730
Crowdstrike Holdings, Inc. 3.000%, 02/15/29	104,000	93,988
KBR, Inc. 4.750%, 09/30/28 (144A)	515,000	477,277
McAfee Corp. 7.375%, 02/15/30 (144A)	3,292,000	3,006,424
NCR Atleos Corp. 9.500%, 04/01/29 (144A)	693,000	736,310
Science Applications International Corp. 4.875%, 04/01/28 (144A)	344,000	327,660
Seagate HDD Cayman 8.250%, 12/15/29 (144A)	1,379,000	1,487,289
8.500%, 07/15/31 (144A)	1,314,000	1,426,089

		9,914,521

Cosmetics/Personal Care—0.1%
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC 4.750%, 01/15/29 (144A) (a)	45,000	42,922
6.625%, 07/15/30 (144A) (a)	716,000	735,554

		778,476

Distribution/Wholesale—0.1%
American Builders & Contractors Supply Co., Inc. 3.875%, 11/15/29 (144A)	97,000	86,473
BCPE Empire Holdings, Inc. 7.625%, 05/01/27 (144A)	1,051,000	1,013,444
H&E Equipment Services, Inc. 3.875%, 12/15/28 (144A) (a)	98,000	89,113
Resideo Funding, Inc. 4.000%, 09/01/29 (144A)	159,000	138,727

		1,327,757

Diversified Financial Services—3.4%
AG TTMT Escrow Issuer LLC 8.625%, 09/30/27 (144A) (a)	390,000	410,043
Aircastle Ltd. 6.500%, 07/18/28 (144A)	374,000	381,374
Aretec Group, Inc. 10.000%, 08/15/30 (144A)	240,000	255,036
Bread Financial Holdings, Inc. 9.750%, 03/15/29 (144A)	378,000	391,863
Capital One Financial Corp. 6.377%, SOFR + 2.860%, 06/08/34 (b)	275,000	283,029
Castlelake Aviation Finance DAC 5.000%, 04/15/27 (144A) (a)	92,000	86,127

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Enact Holdings, Inc. 6.500%, 08/15/25 (144A)	735,000	$732,722
GGAM Finance Ltd. 7.750%, 05/15/26 (144A)	125,000	126,875
8.000%, 02/15/27 (144A)	1,187,000	1,216,723
8.000%, 06/15/28 (144A) (a)	463,000	479,019
Global Aircraft Leasing Co. Ltd. 6.500%, 7.250% PIK, 09/15/24 (144A) (c)	762,226	716,492
Jefferies Finance LLC/JFIN Co.-Issuer Corp. 5.000%, 08/15/28 (144A)	880,000	787,670
Lehman Brothers Holdings, Inc. Zero Coupon, 02/05/14 (EUR) (d)	4,500,000	19,871
4.750%, 01/16/14 (EUR) (d)	2,140,000	9,450
5.375%, 10/17/12 (EUR) (d)	350,000	1,546
Macquarie Airfinance Holdings Ltd. 8.125%, 03/30/29 (144A)	635,000	663,716
8.375%, 05/01/28 (144A)	283,000	296,400
Nationstar Mortgage Holdings, Inc. 5.000%, 02/01/26 (144A)	3,992,000	3,904,009
5.125%, 12/15/30 (144A)	514,000	464,724
5.750%, 11/15/31 (144A) (a)	565,000	526,811
6.000%, 01/15/27 (144A)	594,000	589,545
Navient Corp. 5.500%, 03/15/29 (a)	573,000	528,388
9.375%, 07/25/30 (a)	892,000	934,528
NFP Corp. 4.875%, 08/15/28 (144A) (a)	1,756,000	1,737,817
6.875%, 08/15/28 (144A)	5,061,000	5,145,016
7.500%, 10/01/30 (144A)	283,000	301,196
8.500%, 10/01/31 (144A)	527,000	571,215
OneMain Finance Corp. 3.500%, 01/15/27	306,000	283,186
4.000%, 09/15/30 (a)	511,000	437,291
5.375%, 11/15/29 (a)	806,000	754,737
6.625%, 01/15/28	474,000	478,522
7.125%, 03/15/26 (a)	615,000	626,555
7.875%, 03/15/30	1,049,000	1,079,810
9.000%, 01/15/29 (a)	1,181,000	1,248,587
PennyMac Financial Services, Inc. 7.875%, 12/15/29 (144A)	760,000	782,319
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc. 2.875%, 10/15/26 (144A)	2,546,000	2,348,685
3.875%, 03/01/31 (144A) (a)	851,000	748,451
4.000%, 10/15/33 (144A) (a)	220,000	186,896
SLM Corp. 3.125%, 11/02/26	481,000	448,501

		30,984,745

Electric—1.5%
Alexander Funding Trust II 7.467%, 07/31/28 (144A) (a)	261,000	274,060
Calpine Corp. 4.625%, 02/01/29 (144A)	54,000	50,157
5.000%, 02/01/31 (144A) (a)	179,000	164,092
5.125%, 03/15/28 (144A) (a)	1,323,000	1,268,464
5.250%, 06/01/26 (144A)	27,000	26,641

Electric—(Continued)
Clearway Energy Operating LLC 3.750%, 01/15/32 (144A)	834,000	724,517
4.750%, 03/15/28 (144A)	541,000	521,207
Edison International 5.000%, 5Y H15 + 3.901%, 12/15/26 (b)	701,000	652,704
5.375%, 5Y H15 + 4.698%, 03/15/26 (b)	1,100,000	1,040,379
EDP - Energias de Portugal SA 1.875%, 5Y EUR Swap + 2.380%, 08/02/81 (EUR) (b)	100,000	102,667
5.943%, 5Y EUR Swap + 3.184%, 04/23/83 (EUR) (b)	100,000	114,541
Electricite de France SA 2.875%, 5Y EUR Swap + 3.373%, 12/15/26 (EUR) (b)	200,000	204,299
3.000%, 5Y EUR Swap + 3.198%, 09/03/27 (EUR) (b)	200,000	200,919
6.000%, 13Y GBP Swap + 4.235%, 01/29/26 (GBP) (b)	100,000	123,739
9.125%, 5Y H15 + 5.411%, 03/15/33 (144A) (b)	250,000	279,103
FirstEnergy Corp. 2.650%, 03/01/30	138,000	119,222
Naturgy Finance BV 2.374%, 5Y EUR Swap + 2.437%, 11/23/26 (EUR) (b)	100,000	100,460
NextEra Energy Operating Partners LP 3.875%, 10/15/26 (144A) (a)	180,000	171,382
4.250%, 09/15/24 (144A)	12,000	11,610
7.250%, 01/15/29 (144A)	454,000	475,296
NRG Energy, Inc. 7.000%, 03/15/33 (144A)	480,000	507,338
10.250%, 5Y H15 + 5.920%, 03/15/28 (144A) (b)	1,244,000	1,295,111
Pacific Gas & Electric Co. 6.950%, 03/15/34	1,145,000	1,257,679
Palomino Funding Trust I 7.233%, 05/17/28 (144A)	322,000	339,116
Pattern Energy Operations LP/Pattern Energy Operations, Inc. 4.500%, 08/15/28 (144A)	391,000	369,831
Pike Corp. 8.625%, 01/31/31 (144A)	243,000	255,354
Talen Energy Supply LLC 8.625%, 06/01/30 (144A)	354,000	376,136
TransAlta Corp. 7.750%, 11/15/29	280,000	297,384
Vistra Corp. 7.000%, 5Y H15 + 5.740%, 12/15/26 (144A) (b)	657,000	647,145
Vistra Operations Co. LLC 6.950%, 10/15/33 (144A)	580,000	610,413
7.750%, 10/15/31 (144A)	1,384,000	1,437,407

		14,018,373

Electrical Components & Equipment—0.1%
WESCO Distribution, Inc. 7.250%, 06/15/28 (144A)	547,000	562,220

Electronics—0.5%
Coherent Corp. 5.000%, 12/15/29 (144A)	1,216,000	1,154,902
Imola Merger Corp. 4.750%, 05/15/29 (144A)	535,000	508,306
Sensata Technologies BV 4.000%, 04/15/29 (144A) (a)	216,000	200,732
5.875%, 09/01/30 (144A)	439,000	436,154

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electronics—(Continued)
Sensata Technologies, Inc. 3.750%, 02/15/31 (144A) (a)	507,000	$446,530
4.375%, 02/15/30 (144A)	1,574,000	1,459,826

		4,206,450

Engineering & Construction—0.7%
Abertis Infraestructuras Finance BV 3.248%, 5Y EUR Swap + 3.694%, 11/24/25 (EUR) (b)	200,000	211,366
Arcosa, Inc. 4.375%, 04/15/29 (144A)	723,000	673,388
Azzurra Aeroporti SpA 2.125%, 05/30/24 (EUR)	194,000	211,789
Brand Industrial Services, Inc. 10.375%, 08/01/30 (144A)	4,098,000	4,333,758
Cellnex Finance Co. SA 1.000%, 09/15/27 (EUR)	100,000	101,034
1.250%, 01/15/29 (EUR)	200,000	197,165
2.000%, 09/15/32 (EUR)	100,000	94,392
Dycom Industries, Inc. 4.500%, 04/15/29 (144A)	304,000	282,088
Heathrow Finance PLC 3.875%, 03/01/27 (GBP) (e)	100,000	117,427
4.125%, 09/01/29 (GBP) (e)	100,000	110,098
Infrastrutture Wireless Italiane SpA 1.625%, 10/21/28 (EUR)	105,000	107,096
MasTec, Inc. 4.500%, 08/15/28 (144A)	88,000	82,637
Webuild SpA 7.000%, 09/27/28 (EUR)	100,000	115,839

		6,638,077

Entertainment—3.6%
Allwyn Entertainment Financing U.K. PLC 7.250%, 04/30/30 (EUR)	100,000	115,960
7.875%, 04/30/29 (144A)	400,000	407,000
Banijay Entertainment SASU 7.000%, 05/01/29 (EUR)	100,000	116,191
8.125%, 05/01/29 (144A) (a)	254,000	261,502
Boyne USA, Inc. 4.750%, 05/15/29 (144A) (a)	726,000	682,726
Caesars Entertainment, Inc. 4.625%, 10/15/29 (144A) (a)	1,948,000	1,757,109
7.000%, 02/15/30 (144A) (a)	3,437,000	3,524,427
8.125%, 07/01/27 (144A) (a)	2,169,000	2,223,440
CCM Merger, Inc. 6.375%, 05/01/26 (144A)	186,000	181,350
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.500%, 05/01/25 (144A)	1,257,000	1,250,682
6.500%, 10/01/28	122,000	121,075
Churchill Downs, Inc. 4.750%, 01/15/28 (144A)	974,000	933,477
5.500%, 04/01/27 (144A)	439,000	434,395
5.750%, 04/01/30 (144A)	2,267,000	2,210,306
6.750%, 05/01/31 (144A) (a)	1,092,000	1,108,309

Entertainment—(Continued)
Cirsa Finance International SARL 8.448%, 3M EURIBOR + 4.500%, 07/31/28 (EUR) (b)	100,000	111,629
CPUK Finance Ltd. 4.875%, 02/28/47 (GBP)	100,000	123,163
Inter Media & Communication SpA 6.750%, 02/09/27 (EUR)	105,000	111,355
Light & Wonder International, Inc. 7.000%, 05/15/28 (144A)	296,000	299,012
7.250%, 11/15/29 (144A)	290,000	296,934
7.500%, 09/01/31 (144A)	915,000	954,396
Lions Gate Capital Holdings LLC 5.500%, 04/15/29 (144A) (a)	960,000	718,176
Live Nation Entertainment, Inc. 3.750%, 01/15/28 (144A)	429,000	400,082
4.750%, 10/15/27 (144A)	1,139,000	1,092,113
5.625%, 03/15/26 (144A)	44,000	43,598
6.500%, 05/15/27 (144A)	1,358,000	1,381,795
Lottomatica SpA 7.928%, 3M EURIBOR + 4.000%, 12/15/30 (EUR) (b)	100,000	111,497
Merlin Entertainments Ltd. 5.750%, 06/15/26 (144A)	1,000,000	989,765
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp. 4.875%, 05/01/29 (144A) (a)	266,000	247,380
Motion Bondco DAC 6.625%, 11/15/27 (144A)	697,000	644,588
Ontario Gaming GTA LP 8.000%, 08/01/30 (144A)	776,000	800,250
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.625%, 09/01/29 (144A)	307,000	245,600
5.875%, 09/01/31 (144A) (a)	315,000	245,700
Raptor Acquisition Corp./Raptor Co.-Issuer LLC 4.875%, 11/01/26 (144A)	471,000	448,938
Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc. 6.625%, 03/01/30 (144A) (a)	928,000	877,359
Six Flags Entertainment Corp. 7.250%, 05/15/31 (144A) (a)	2,646,000	2,654,150
Warnermedia Holdings, Inc. 5.141%, 03/15/52 (a)	1,563,000	1,341,610
5.391%, 03/15/62 (a)	904,000	774,177
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125%, 10/01/29 (144A)	2,193,000	2,069,724
7.125%, 02/15/31 (144A) (a)	1,168,000	1,216,381

		33,527,321

Environmental Control—1.4%
Clean Harbors, Inc. 5.125%, 07/15/29 (144A)	402,000	384,257
6.375%, 02/01/31 (144A) (a)	284,000	288,560
Covanta Holding Corp. 4.875%, 12/01/29 (144A) (a)	438,000	382,676
5.000%, 09/01/30	257,000	218,748
GFL Environmental, Inc. 3.500%, 09/01/28 (144A)	29,000	26,798
4.000%, 08/01/28 (144A)	1,117,000	1,032,547
4.375%, 08/15/29 (144A)	526,000	485,437

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Environmental Control—(Continued)
GFL Environmental, Inc.
4.750%, 06/15/29 (144A) (a)	1,170,000	$1,102,093
6.750%, 01/15/31 (144A)	1,838,000	1,893,656
Madison IAQ LLC 4.125%, 06/30/28 (144A)	660,000	600,033
5.875%, 06/30/29 (144A) (a)	1,362,000	1,200,036
Paprec Holding SA 7.250%, 11/17/29 (EUR)	100,000	118,261
Stericycle, Inc. 3.875%, 01/15/29 (144A)	174,000	157,882
Tervita Corp. 11.000%, 12/01/25 (144A)	167,000	175,350
Waste Pro USA, Inc. 5.500%, 02/15/26 (144A)	4,968,000	4,781,700

		12,848,034

Food—1.6%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.500%, 03/15/29 (144A)	862,000	782,680
4.625%, 01/15/27 (144A)	985,000	957,620
4.875%, 02/15/30 (144A) (a)	930,000	890,314
B&G Foods, Inc. 8.000%, 09/15/28 (144A) (a)	314,000	329,713
Bellis Acquisition Co. PLC 3.250%, 02/16/26 (GBP)	200,000	236,043
4.500%, 02/16/26 (GBP)	209,000	251,617
Chobani LLC/Chobani Finance Corp., Inc. 4.625%, 11/15/28 (144A) (a)	2,288,000	2,138,844
7.500%, 04/15/25 (144A)	2,567,000	2,554,165
Darling Global Finance BV 3.625%, 05/15/26 (EUR)	229,000	249,422
Lamb Weston Holdings, Inc. 4.125%, 01/31/30 (144A) (a)	797,000	734,778
4.375%, 01/31/32 (144A)	1,246,000	1,136,693
Market Bidco Finco PLC 5.500%, 11/04/27 (GBP)	107,000	120,021
Performance Food Group, Inc. 4.250%, 08/01/29 (144A)	1,328,000	1,218,032
5.500%, 10/15/27 (144A)	111,000	109,370
Picard Groupe SAS 3.875%, 07/01/26 (EUR)	100,000	107,345
Post Holdings, Inc. 4.500%, 09/15/31 (144A) (a)	240,000	215,075
4.625%, 04/15/30 (144A) (a)	428,000	393,693
Premier Foods Finance PLC 3.500%, 10/15/26 (GBP)	100,000	118,326
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed 4.625%, 03/01/29 (144A)	729,000	630,716
U.S. Foods, Inc. 4.625%, 06/01/30 (144A)	108,000	100,652
4.750%, 02/15/29 (144A)	1,051,000	998,181
7.250%, 01/15/32 (144A)	653,000	680,891

Food—(Continued)
United Natural Foods, Inc. 6.750%, 10/15/28 (144A)	203,000	164,337

		15,118,528

Food Service—0.2%
Aramark International Finance SARL 3.125%, 04/01/25 (EUR)	323,000	353,532
Aramark Services, Inc. 5.000%, 02/01/28 (144A) (a)	1,250,000	1,212,550
Elior Group SA 3.750%, 07/15/26 (EUR)	100,000	101,705

		1,667,787

Forest Products & Paper—0.0%
Ahlstrom Holding 3 OY 3.625%, 02/04/28 (EUR)	100,000	99,632

Gas—0.1%
AmeriGas Partners LP/AmeriGas Finance Corp. 9.375%, 06/01/28 (144A)	830,000	857,123
UGI International LLC 2.500%, 12/01/29 (EUR)	100,000	93,572

		950,695

Hand/Machine Tools—0.2%
IMA Industria Macchine Automatiche SpA 3.750%, 01/15/28 (EUR)	100,000	102,755
Regal Rexnord Corp. 6.050%, 04/15/28 (144A)	731,000	739,974
6.300%, 02/15/30 (144A)	505,000	518,085
6.400%, 04/15/33 (144A) (a)	384,000	400,231

		1,761,045

Healthcare-Products—1.4%
Avantor Funding, Inc. 2.625%, 11/01/25 (EUR)	266,000	286,826
3.875%, 07/15/28 (EUR)	100,000	107,911
3.875%, 11/01/29 (144A) (a)	636,000	577,563
4.625%, 07/15/28 (144A)	1,276,000	1,233,230
Bausch & Lomb Escrow Corp. 8.375%, 10/01/28 (144A)	4,145,000	4,372,726
Garden Spinco Corp. 8.625%, 07/20/30 (144A)	313,000	334,327
Medline Borrower LP 3.875%, 04/01/29 (144A) (a)	1,110,000	1,003,600
5.250%, 10/01/29 (144A) (a)	4,665,000	4,397,119
Teleflex, Inc. 4.250%, 06/01/28 (144A)	341,000	323,195
4.625%, 11/15/27	58,000	56,379

		12,692,876

Healthcare-Services—3.0%
Acadia Healthcare Co., Inc. 5.000%, 04/15/29 (144A)	196,000	188,160
5.500%, 07/01/28 (144A)	246,000	242,273

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
AHP Health Partners, Inc. 5.750%, 07/15/29 (144A)	863,000	$751,088
Catalent Pharma Solutions, Inc. 2.375%, 03/01/28 (EUR)	107,000	102,619
3.125%, 02/15/29 (144A) (a)	733,000	641,463
3.500%, 04/01/30 (144A) (a)	966,000	840,360
5.000%, 07/15/27 (144A)	403,000	389,367
Charles River Laboratories International, Inc. 4.000%, 03/15/31 (144A)	100,000	90,338
4.250%, 05/01/28 (144A)	88,000	83,764
CHS/Community Health Systems, Inc. 4.750%, 02/15/31 (144A)	1,355,000	1,065,213
5.250%, 05/15/30 (144A)	2,153,000	1,800,654
5.625%, 03/15/27 (144A) (a)	669,000	621,590
6.000%, 01/15/29 (144A)	1,678,000	1,510,418
Clariane SE 4.125%, 5Y UKG + 9.079%, 03/15/24 (GBP) (b)	100,000	67,556
Encompass Health Corp. 4.500%, 02/01/28 (a)	54,000	51,665
4.625%, 04/01/31	660,000	607,321
4.750%, 02/01/30 (a)	389,000	366,333
Ephios Subco 3 SARL 7.875%, 01/31/31 (EUR)	100,000	113,940
Fortrea Holdings, Inc. 7.500%, 07/01/30 (144A) (a)	542,000	556,619
HealthEquity, Inc. 4.500%, 10/01/29 (144A)	1,545,000	1,434,547
IQVIA, Inc. 1.750%, 03/15/26 (EUR)	240,000	253,987
5.000%, 05/15/27 (144A)	200,000	196,289
6.250%, 02/01/29 (144A)	1,092,000	1,139,990
6.500%, 05/15/30 (144A)	384,000	393,641
Legacy LifePoint Health LLC 4.375%, 02/15/27 (144A)	513,000	473,622
LifePoint Health, Inc. 9.875%, 08/15/30 (144A) (a)	978,000	988,358
11.000%, 10/15/30 (144A)	1,185,000	1,247,985
ModivCare, Inc. 5.875%, 11/15/25 (144A) (a)	1,081,000	1,067,487
Molina Healthcare, Inc. 3.875%, 05/15/32 (144A) (a)	404,000	353,001
4.375%, 06/15/28 (144A) (a)	527,000	498,426
Prime Healthcare Services, Inc. 7.250%, 11/01/25 (144A)	133,000	129,675
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.750%, 12/01/26 (144A) (a)	244,000	242,068
Star Parent, Inc. 9.000%, 10/01/30 (144A) (a)	2,750,000	2,898,096
Surgery Center Holdings, Inc. 6.750%, 07/01/25 (144A) (a)	835,000	831,869
10.000%, 04/15/27 (144A)	474,000	478,740
Tenet Healthcare Corp. 4.625%, 06/15/28	152,000	145,056
5.125%, 11/01/27	994,000	971,686
6.125%, 10/01/28	743,000	740,897
6.125%, 06/15/30 (a)	481,000	486,333
6.750%, 05/15/31 (144A) (a)	2,425,000	2,478,471

		27,540,965

Home Builders—0.4%
Ashton Woods USA LLC/Ashton Woods Finance Co. 4.625%, 08/01/29 (144A) (a)	270,000	240,098
4.625%, 04/01/30 (144A)	397,000	355,629
6.625%, 01/15/28 (144A)	145,000	140,713
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC 4.875%, 02/15/30 (144A)	679,000	597,131
5.000%, 06/15/29 (144A)	548,000	486,431
Dream Finders Homes, Inc. 8.250%, 08/15/28 (144A) †	320,000	338,179
Installed Building Products, Inc. 5.750%, 02/01/28 (144A)	273,000	264,810
KB Home 7.250%, 07/15/30	178,000	184,250
LGI Homes, Inc. 8.750%, 12/15/28 (144A)	353,000	375,504
Mattamy Group Corp. 4.625%, 03/01/30 (144A) (a)	368,000	341,046
5.250%, 12/15/27 (144A) (a)	310,000	301,382
Taylor Morrison Communities, Inc. 5.125%, 08/01/30 (144A)	88,000	85,129
5.875%, 06/15/27 (144A)	52,000	52,260
Tri Pointe Homes, Inc. 5.250%, 06/01/27	174,000	170,955
5.700%, 06/15/28	120,000	118,350

		4,051,867

Home Furnishings—0.1%
Tempur Sealy International, Inc. 3.875%, 10/15/31 (144A)	171,000	144,569
4.000%, 04/15/29 (144A) (a)	880,000	794,808

		939,377

Household Products/Wares—0.1%
Central Garden & Pet Co. 4.125%, 10/15/30	347,000	315,609
4.125%, 04/30/31 (144A)	454,000	401,232
Spectrum Brands, Inc. 5.000%, 10/01/29 (144A)	118,000	112,587
5.500%, 07/15/30 (144A)	113,000	109,652

		939,080

Housewares—0.2%
CD&R Smokey Buyer, Inc. 6.750%, 07/15/25 (144A)	877,000	867,651
Scotts Miracle-Gro Co. 4.000%, 04/01/31	400,000	339,362
4.375%, 02/01/32 (a)	614,000	518,842
4.500%, 10/15/29	259,000	230,124
SWF Escrow Issuer Corp. 6.500%, 10/01/29 (144A)	466,000	334,938

		2,290,917

Insurance—2.8%
Acrisure LLC/Acrisure Finance, Inc. 6.000%, 08/01/29 (144A)	360,000	327,113

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 4.250%, 10/15/27 (144A) (a)	3,085,000	$2,964,839
5.875%, 11/01/29 (144A)	2,911,000	2,758,150
6.750%, 10/15/27 (144A) (a)	6,651,000	6,627,489
6.750%, 04/15/28 (144A) (a)	1,082,000	1,106,918
7.000%, 01/15/31 (144A)	1,369,000	1,444,110
AmWINS Group, Inc. 4.875%, 06/30/29 (144A)	1,273,000	1,162,547
GTCR AP Finance, Inc. 8.000%, 05/15/27 (144A)	538,000	543,409
HUB International Ltd. 7.250%, 06/15/30 (144A) (a)	4,375,000	4,621,006
Jones Deslauriers Insurance Management, Inc. 8.500%, 03/15/30 (144A)	1,449,000	1,521,638
10.500%, 12/15/30 (144A)	673,000	709,276
Liberty Mutual Group, Inc. 3.625%, 5Y EUR Swap + 3.700%, 05/23/59 (EUR) (b)	140,000	150,501
MGIC Investment Corp. 5.250%, 08/15/28	332,000	323,174
Ryan Specialty LLC 4.375%, 02/01/30 (144A)	457,000	423,868
USI, Inc. 7.500%, 01/15/32 (144A)	1,234,000	1,263,369

		25,947,407

Internet—1.1%
Acuris Finance U.S., Inc./Acuris Finance SARL 5.000%, 05/01/28 (144A)	1,260,000	1,026,900
ANGI Group LLC 3.875%, 08/15/28 (144A)	576,000	486,448
Arches Buyer, Inc. 4.250%, 06/01/28 (144A) (a)	241,000	218,258
Cablevision Lightpath LLC 3.875%, 09/15/27 (144A)	559,000	490,883
5.625%, 09/15/28 (144A)	532,000	419,275
Engineering - Ingegneria Informatica - SpA 11.125%, 05/15/28 (EUR)	200,000	235,687
Go Daddy Operating Co. LLC/GD Finance Co., Inc. 3.500%, 03/01/29 (144A) (a)	532,000	481,831
5.250%, 12/01/27 (144A)	172,000	168,544
iliad SA 5.375%, 06/14/27 (EUR)	100,000	113,155
5.375%, 02/15/29 (EUR)	200,000	226,310
5.625%, 02/15/30 (EUR)	100,000	114,082
ION Trading Technologies SARL 5.750%, 05/15/28 (144A)	706,000	622,784
Match Group Holdings II LLC 3.625%, 10/01/31 (144A)	839,000	724,913
4.125%, 08/01/30 (144A)	41,000	37,204
4.625%, 06/01/28 (144A)	439,000	420,342
Newfold Digital Holdings Group, Inc. 11.750%, 10/15/28 (144A)	330,000	354,997
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 4.750%, 04/30/27 (144A)	784,000	748,720
Uber Technologies, Inc. 4.500%, 08/15/29 (144A) (a)	3,200,000	3,052,693

Internet—(Continued)
United Group BV 3.125%, 02/15/26 (EUR)	100,000	105,688

		10,048,714

Investment Companies—0.9%
ARES Capital Corp. 7.000%, 01/15/27	390,000	401,153
Blackstone Private Credit Fund 3.250%, 03/15/27	196,000	179,800
7.050%, 09/29/25	205,000	208,624
Blue Owl Capital Corp. 3.400%, 07/15/26	167,000	155,258
3.750%, 07/22/25	476,000	455,922
Blue Owl Capital Corp. II 8.450%, 11/15/26 (144A)	405,000	417,248
Blue Owl Credit Income Corp. 3.125%, 09/23/26	113,000	103,195
5.500%, 03/21/25	471,000	464,338
7.750%, 09/16/27	892,000	919,693
Compass Group Diversified Holdings LLC 5.250%, 04/15/29 (144A) (a)	534,000	504,428
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.375%, 02/01/29 (a)	657,000	548,634
4.750%, 09/15/24	301,000	299,167
5.250%, 05/15/27	2,171,000	1,950,044
6.250%, 05/15/26	263,000	250,931
9.750%, 01/15/29 (144A)	802,000	818,200
Oaktree Strategic Credit Fund 8.400%, 11/14/28 (144A)	453,000	477,152

		8,153,787

Iron/Steel—0.7%
ATI, Inc. 4.875%, 10/01/29	277,000	258,153
5.125%, 10/01/31	746,000	691,922
7.250%, 08/15/30	1,457,000	1,515,850
Big River Steel LLC/BRS Finance Corp. 6.625%, 01/31/29 (144A)	2,329,000	2,374,602
Carpenter Technology Corp. 6.375%, 07/15/28 (a)	718,000	715,306
7.625%, 03/15/30 (a)	606,000	624,895
Mineral Resources Ltd. 9.250%, 10/01/28 (144A)	80,000	85,102

		6,265,830

Leisure Time—2.9%
Acushnet Co. 7.375%, 10/15/28 (144A)	240,000	250,390
Carnival Corp. 4.000%, 08/01/28 (144A)	1,047,000	973,436
5.750%, 03/01/27 (144A)	2,661,000	2,595,629
6.000%, 05/01/29 (144A) (a)	2,206,000	2,122,625
7.000%, 08/15/29 (144A)	461,000	481,339
7.625%, 03/01/26 (EUR)	107,000	119,776
7.625%, 03/01/26 (144A) (a)	435,000	442,865

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Leisure Time—(Continued)
Carnival Holdings Bermuda Ltd. 10.375%, 05/01/28 (144A)	7,046,000	$7,669,000
Life Time, Inc. 8.000%, 04/15/26 (144A)	704,000	710,401
Lindblad Expeditions Holdings, Inc. 9.000%, 05/15/28 (144A)	650,000	672,077
Lindblad Expeditions LLC 6.750%, 02/15/27 (144A)	842,000	837,790
MajorDrive Holdings IV LLC 6.375%, 06/01/29 (144A)	511,000	440,033
NCL Corp. Ltd. 5.875%, 03/15/26 (144A)	968,000	945,889
7.750%, 02/15/29 (144A) (a)	687,000	691,159
8.125%, 01/15/29 (144A)	335,000	349,935
8.375%, 02/01/28 (144A)	348,000	368,495
NCL Finance Ltd. 6.125%, 03/15/28 (144A)	367,000	351,304
Pinnacle Bidco PLC 10.000%, 10/11/28 (GBP)	100,000	132,227
Royal Caribbean Cruises Ltd. 4.250%, 07/01/26 (144A)	239,000	230,844
5.375%, 07/15/27 (144A)	451,000	446,455
5.500%, 08/31/26 (144A)	369,000	365,365
5.500%, 04/01/28 (144A)	280,000	276,432
7.250%, 01/15/30 (144A)	1,319,000	1,377,537
8.250%, 01/15/29 (144A)	509,000	540,913
Viking Cruises Ltd. 5.875%, 09/15/27 (144A)	736,000	710,240
7.000%, 02/15/29 (144A)	141,000	139,788
9.125%, 07/15/31 (144A)	2,424,000	2,583,007
Viking Ocean Cruises Ship VII Ltd. 5.625%, 02/15/29 (144A)	432,000	421,200

		27,246,151

Lodging—1.1%
Boyd Gaming Corp. 4.750%, 12/01/27	269,000	258,805
4.750%, 06/15/31 (144A) (a)	849,000	779,232
Hilton Domestic Operating Co., Inc. 3.625%, 02/15/32 (144A)	181,000	157,960
4.000%, 05/01/31 (144A)	81,000	74,190
4.875%, 01/15/30 (a)	445,000	431,275
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875%, 04/01/27	361,000	355,611
Melco Resorts Finance Ltd. 4.875%, 06/06/25 (144A)	800,000	776,000
5.375%, 12/04/29 (144A) (a)	1,800,000	1,584,503
5.625%, 07/17/27 (144A)	200,000	187,451
5.750%, 07/21/28 (144A) (a)	200,000	184,405
MGM China Holdings Ltd. 4.750%, 02/01/27 (144A)	200,000	190,250
5.250%, 06/18/25 (144A)	200,000	196,246
5.875%, 05/15/26 (144A)	200,000	195,771
Station Casinos LLC 4.500%, 02/15/28 (144A)	422,000	397,874
4.625%, 12/01/31 (144A)	796,000	717,733

Lodging—(Continued)
Wyndham Hotels & Resorts, Inc. 4.375%, 08/15/28 (144A)	314,000	293,637
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.250%, 05/15/27 (144A)	426,000	414,542
Wynn Macau Ltd. 5.125%, 12/15/29 (144A)	200,000	177,694
5.500%, 10/01/27 (144A)	200,000	188,924
5.625%, 08/26/28 (144A) (a)	2,967,000	2,747,811

		10,309,914

Machinery-Construction & Mining—0.3%
BWX Technologies, Inc. 4.125%, 06/30/28 (144A)	333,000	308,788
4.125%, 04/15/29 (144A)	545,000	497,312
Terex Corp. 5.000%, 05/15/29 (144A)	596,000	561,730
Vertiv Group Corp. 4.125%, 11/15/28 (144A) (a)	1,892,000	1,775,111

		3,142,941

Machinery-Diversified—1.2%
ATS Corp. 4.125%, 12/15/28 (144A) (a)	237,000	217,975
Chart Industries, Inc. 7.500%, 01/01/30 (144A) (a)	1,609,000	1,681,802
9.500%, 01/01/31 (144A)	242,000	262,853
GrafTech Global Enterprises, Inc. 9.875%, 12/15/28 (144A)	384,000	296,160
Husky III Holding Ltd. 13.000%, 13.750% PIK, 02/15/25 (144A) (c)	720,000	716,845
Mueller Water Products, Inc. 4.000%, 06/15/29 (144A)	186,000	169,446
OT Merger Corp. 7.875%, 10/15/29 (144A)	317,000	189,883
Renk AG 5.750%, 07/15/25 (EUR)	100,000	109,573
Titan Acquisition Ltd./Titan Co.-Borrower LLC 7.750%, 04/15/26 (144A) (a)	2,007,000	2,019,644
TK Elevator Holdco GmbH 6.625%, 07/15/28 (EUR)	444,600	451,584
7.625%, 07/15/28 (144A) (a)	1,513,000	1,486,207
TK Elevator Midco GmbH 4.375%, 07/15/27 (EUR)	673,000	718,292
TK Elevator U.S. Newco, Inc. 5.250%, 07/15/27 (144A)	3,141,000	3,085,583

		11,405,847

Media—5.1%
Altice Financing SA 5.000%, 01/15/28 (144A) (a)	205,000	185,825
5.750%, 08/15/29 (144A) (a)	3,449,000	3,060,672
AMC Networks, Inc. 4.750%, 08/01/25 (a)	508,000	494,696
Cable One, Inc. 4.000%, 11/15/30 (144A) (a)	1,554,000	1,258,178

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
CCO Holdings LLC/CCO Holdings Capital Corp. 4.250%, 02/01/31 (144A)	2,122,000	$1,854,480
4.250%, 01/15/34 (144A)	1,411,000	1,146,617
4.500%, 08/15/30 (144A)	544,000	490,407
4.750%, 03/01/30 (144A) (a)	992,000	906,455
4.750%, 02/01/32 (144A) (a)	735,000	648,241
5.000%, 02/01/28 (144A)	506,000	484,132
5.375%, 06/01/29 (144A) (a)	557,000	525,021
6.375%, 09/01/29 (144A)	1,503,000	1,482,202
7.375%, 03/01/31 (144A) (a)	3,288,000	3,374,685
CSC Holdings LLC 4.125%, 12/01/30 (144A)	814,000	619,250
4.500%, 11/15/31 (144A)	677,000	511,863
5.375%, 02/01/28 (144A)	223,000	196,983
5.500%, 04/15/27 (144A)	900,000	831,867
6.500%, 02/01/29 (144A)	287,000	253,306
11.250%, 05/15/28 (144A)	5,896,000	6,075,003
Directv Financing LLC/Directv Financing Co.-Obligor, Inc. 5.875%, 08/15/27 (144A) (a)	848,000	796,761
DISH DBS Corp. 5.125%, 06/01/29	788,000	406,127
5.250%, 12/01/26 (144A) (a)	1,462,000	1,252,568
5.750%, 12/01/28 (144A)	183,000	145,961
DISH Network Corp. 11.750%, 11/15/27 (144A)	3,658,000	3,818,429
GCI LLC 4.750%, 10/15/28 (144A)	286,000	262,402
Gray Television, Inc. 5.875%, 07/15/26 (144A)	447,000	434,802
7.000%, 05/15/27 (144A) (a)	829,000	787,964
LCPR Senior Secured Financing DAC 6.750%, 10/15/27 (144A)	1,773,000	1,736,583
Midcontinent Communications/Midcontinent Finance Corp. 5.375%, 08/15/27 (144A)	366,000	356,744
Nexstar Media, Inc. 5.625%, 07/15/27 (144A)	219,000	211,762
Radiate Holdco LLC/Radiate Finance, Inc. 4.500%, 09/15/26 (144A)	726,000	553,722
6.500%, 09/15/28 (144A)	1,896,000	929,011
RCS & RDS SA 2.500%, 02/05/25 (EUR)	100,000	107,773
Sinclair Television Group, Inc. 4.125%, 12/01/30 (144A)	172,000	121,260
Sirius XM Radio, Inc. 3.125%, 09/01/26 (144A) (a)	122,000	114,640
5.000%, 08/01/27 (144A)	2,941,000	2,840,987
Summer BidCo BV 9.000%, 9.750% PIK, 11/15/25 (EUR) (c)	126,870	138,922
Tele Columbus AG 3.875%, 05/02/25 (EUR)	209,000	146,049
Telenet Finance Luxembourg Notes SARL 5.500%, 03/01/28 (144A)	800,000	748,000
Univision Communications, Inc. 6.625%, 06/01/27 (144A)	341,000	340,070
7.375%, 06/30/30 (144A) (a)	477,000	475,632
8.000%, 08/15/28 (144A) (a)	1,961,000	2,023,007

Media—(Continued)
UPC Broadband Finco BV 4.875%, 07/15/31 (144A)	1,210,000	1,064,933
Videotron Ltd. 3.625%, 06/15/29 (144A)	237,000	215,086
Virgin Media Secured Finance PLC 4.500%, 08/15/30 (144A) (a)	200,000	178,060
Virgin Media Vendor Financing Notes IV DAC 5.000%, 07/15/28 (144A) (a)	1,272,000	1,194,662
VZ Secured Financing BV 3.500%, 01/15/32 (EUR)	100,000	97,216
Ziggo Bond Co. BV 5.125%, 02/28/30 (144A) (a)	248,000	207,418
6.000%, 01/15/27 (144A) (a)	351,000	341,615
Ziggo BV 4.875%, 01/15/30 (144A)	385,000	343,415

		46,791,464

Metal Fabricate/Hardware—0.2%
Advanced Drainage Systems, Inc. 5.000%, 09/30/27 (144A)	683,000	659,095
6.375%, 06/15/30 (144A)	1,106,000	1,114,288
Roller Bearing Co. of America, Inc. 4.375%, 10/15/29 (144A)	335,000	310,019
Vallourec SACA 8.500%, 06/30/26 (EUR)	94,000	104,277

		2,187,679

Mining—1.6%
Arsenal AIC Parent LLC 8.000%, 10/01/30 (144A) (a)	659,000	687,574
Constellium SE 3.750%, 04/15/29 (144A) (a)	2,147,000	1,948,103
4.250%, 02/15/26 (EUR)	279,000	306,081
5.625%, 06/15/28 (144A)	762,000	743,653
5.875%, 02/15/26 (144A)	270,000	268,322
ERO Copper Corp. 6.500%, 02/15/30 (144A)	871,000	768,706
First Quantum Minerals Ltd. 8.625%, 06/01/31 (144A)	925,000	783,938
Kaiser Aluminum Corp. 4.500%, 06/01/31 (144A)	1,773,000	1,528,374
4.625%, 03/01/28 (144A)	395,000	365,308
New Gold, Inc. 7.500%, 07/15/27 (144A)	1,363,000	1,375,093
Novelis Corp. 3.250%, 11/15/26 (144A)	2,440,000	2,297,013
3.875%, 08/15/31 (144A)	1,983,000	1,747,488
4.750%, 01/30/30 (144A)	1,371,000	1,289,355
Novelis Sheet Ingot GmbH 3.375%, 04/15/29 (EUR)	422,000	439,316

		14,548,324

Miscellaneous Manufacturing—0.1%
Amsted Industries, Inc. 5.625%, 07/01/27 (144A)	339,000	337,786

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Miscellaneous Manufacturing—(Continued)
Enpro, Inc. 5.750%, 10/15/26	161,000	$159,360

		497,146

Oil & Gas—7.4%
Aethon United BR LP/Aethon United Finance Corp. 8.250%, 02/15/26 (144A)	1,462,000	1,469,310
Apache Corp. 5.350%, 07/01/49	499,000	414,894
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 5.875%, 06/30/29 (144A)	456,000	424,241
8.250%, 12/31/28 (144A)	2,327,000	2,340,522
9.000%, 11/01/27 (144A)	1,618,000	2,038,680
Baytex Energy Corp. 8.500%, 04/30/30 (144A)	962,000	995,583
Borr IHC Ltd./Borr Finance LLC 10.000%, 11/15/28 (144A) (a)	1,032,000	1,073,280
10.375%, 11/15/30 (144A)	536,000	552,080
Callon Petroleum Co. 6.375%, 07/01/26	294,000	292,604
7.500%, 06/15/30 (144A)	1,501,000	1,513,790
8.000%, 08/01/28 (144A)	1,491,000	1,522,718
Chesapeake Energy Corp. 5.875%, 02/01/29 (144A)	42,000	41,158
6.750%, 04/15/29 (144A) (a)	1,133,000	1,143,540
CITGO Petroleum Corp. 6.375%, 06/15/26 (144A)	581,000	579,082
7.000%, 06/15/25 (144A)	600,000	599,023
8.375%, 01/15/29 (144A)	1,418,000	1,458,172
Civitas Resources, Inc. 8.375%, 07/01/28 (144A)	2,268,000	2,367,667
8.625%, 11/01/30 (144A)	1,132,000	1,200,737
8.750%, 07/01/31 (144A)	2,375,000	2,528,299
CNX Resources Corp. 7.375%, 01/15/31 (144A) (a)	256,000	257,777
Comstock Resources, Inc. 5.875%, 01/15/30 (144A) (a)	2,757,000	2,391,148
6.750%, 03/01/29 (144A) (a)	727,000	664,847
Crescent Energy Finance LLC 7.250%, 05/01/26 (144A)	1,646,000	1,656,148
9.250%, 02/15/28 (144A)	1,619,000	1,679,826
CrownRock LP/CrownRock Finance, Inc. 5.000%, 05/01/29 (144A)	311,000	303,225
Diamond Foreign Asset Co./Diamond Finance LLC 8.500%, 10/01/30 (144A)	617,000	630,945
EnQuest PLC 11.625%, 11/01/27 (144A)	200,000	190,580
Gulfport Energy Corp. 8.000%, 05/17/26 (144A)	102,000	103,107
Harbour Energy PLC 5.500%, 10/15/26 (144A)	215,000	210,163
Hilcorp Energy I LP/Hilcorp Finance Co. 5.750%, 02/01/29 (144A)	713,000	688,541
6.000%, 04/15/30 (144A)	60,000	58,189
6.250%, 11/01/28 (144A)	394,000	392,482
8.375%, 11/01/33 (144A)	1,844,000	1,953,607

Oil & Gas—(Continued)
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp. 6.000%, 08/01/26 (144A)	86,000	83,850
Matador Resources Co. 5.875%, 09/15/26	527,000	522,625
6.875%, 04/15/28 (144A)	793,000	804,352
Murphy Oil Corp. 5.875%, 12/01/27	103,000	102,477
5.875%, 12/01/42	64,000	56,545
Nabors Industries Ltd. 7.250%, 01/15/26 (144A)	436,000	419,088
7.500%, 01/15/28 (144A)	565,000	488,583
Nabors Industries, Inc. 7.375%, 05/15/27 (144A)	408,000	399,711
9.125%, 01/31/30 (144A)	749,000	752,041
Noble Finance II LLC 8.000%, 04/15/30 (144A)	826,000	859,497
Northern Oil & Gas, Inc. 8.125%, 03/01/28 (144A) (a)	2,741,000	2,775,263
8.750%, 06/15/31 (144A) (a)	1,291,000	1,344,702
Patterson-UTI Energy, Inc. 7.150%, 10/01/33	265,000	280,742
PBF Holding Co. LLC/PBF Finance Corp. 7.875%, 09/15/30 (144A) (a)	667,000	679,273
Permian Resources Operating LLC 5.875%, 07/01/29 (144A)	1,466,000	1,429,291
6.875%, 04/01/27 (144A)	1,303,000	1,302,107
7.000%, 01/15/32 (144A) (a)	905,000	933,664
7.750%, 02/15/26 (144A)	1,178,000	1,198,415
8.000%, 04/15/27 (144A)	742,000	769,139
9.875%, 07/15/31 (144A)	863,000	959,009
Precision Drilling Corp. 6.875%, 01/15/29 (144A)	32,000	30,859
Rockcliff Energy II LLC 5.500%, 10/15/29 (144A)	613,000	579,354
Seadrill Finance Ltd. 8.375%, 08/01/30 (144A) (a)	635,000	662,515
Sitio Royalties Operating Partnership LP/Sitio Finance Corp. 7.875%, 11/01/28 (144A)	1,069,000	1,107,719
SM Energy Co. 6.500%, 07/15/28	344,000	344,158
6.625%, 01/15/27	59,000	58,666
6.750%, 09/15/26	535,000	533,607
Southwestern Energy Co. 4.750%, 02/01/32 (a)	10,000	9,252
5.375%, 02/01/29	1,003,000	978,821
Sunoco LP/Sunoco Finance Corp. 5.875%, 03/15/28	282,000	281,624
7.000%, 09/15/28 (144A)	534,000	550,966
Transocean Aquila Ltd. 8.000%, 09/30/28 (144A)	359,000	364,373
Transocean Titan Financing Ltd. 8.375%, 02/01/28 (144A)	451,000	467,907
Transocean, Inc. 7.500%, 01/15/26 (144A)	1,864,000	1,831,307
8.000%, 02/01/27 (144A)	961,000	936,975
8.750%, 02/15/30 (144A)	2,851,900	2,979,552
11.500%, 01/30/27 (144A)	1,430,000	1,494,350

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Valaris Ltd. 8.375%, 04/30/30 (144A)	2,021,000	$2,070,595
Vantage Drilling International 9.500%, 02/15/28 (144A)	737,000	725,955
Vermilion Energy, Inc. 6.875%, 05/01/30 (144A)	438,000	420,499
Vital Energy, Inc. 9.750%, 10/15/30	933,000	967,214
10.125%, 01/15/28	751,000	771,697

		68,064,304

Oil & Gas Services—0.9%
Archrock Partners LP/Archrock Partners Finance Corp. 6.250%, 04/01/28 (144A)	2,191,000	2,158,135
6.875%, 04/01/27 (144A)	1,045,000	1,047,612
Enerflex Ltd. 9.000%, 10/15/27 (144A) (a)	682,000	657,894
Nine Energy Service, Inc. 13.000%, 02/01/28	219,000	193,268
Oceaneering International, Inc. 6.000%, 02/01/28 (144A)	196,000	189,979
USA Compression Partners LP/USA Compression Finance Corp. 6.875%, 04/01/26	1,082,000	1,077,436
6.875%, 09/01/27	987,000	975,301
Weatherford International Ltd. 6.500%, 09/15/28 (144A) (a)	384,000	397,370
8.625%, 04/30/30 (144A)	1,212,000	1,265,400

		7,962,395

Packaging & Containers—2.8%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.000%, 09/01/29 (EUR)	200,000	177,427
3.250%, 09/01/28 (144A)	200,000	174,965
4.000%, 09/01/29 (144A)	3,178,000	2,690,102
6.000%, 06/15/27 (144A)	999,000	995,421
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 2.125%, 08/15/26 (EUR)	677,000	664,519
4.125%, 08/15/26 (144A)	400,000	365,000
5.250%, 04/30/25 (144A) (a)	1,397,000	1,358,613
5.250%, 08/15/27 (144A)	200,000	155,373
Ball Corp. 3.125%, 09/15/31 (a)	394,000	339,702
6.000%, 06/15/29	500,000	510,586
Canpack SA/Canpack U.S. LLC 3.125%, 11/01/25 (144A)	249,000	235,932
Clydesdale Acquisition Holdings, Inc. 6.625%, 04/15/29 (144A)	967,000	951,112
8.750%, 04/15/30 (144A) (a)	1,957,000	1,824,642
Fiber Bidco Spa 11.000%, 10/25/27 (EUR)	100,000	120,331
Graphic Packaging International LLC 2.625%, 02/01/29 (EUR)	300,000	305,006
3.500%, 03/15/28 (144A) (a)	244,000	226,410
Kleopatra Finco SARL 4.250%, 03/01/26 (EUR)	110,000	99,768

Packaging & Containers—(Continued)
LABL, Inc. 5.875%, 11/01/28 (144A)	638,000	578,044
6.750%, 07/15/26 (144A)	97,000	94,323
9.500%, 11/01/28 (144A) (a)	1,199,000	1,210,990
Mauser Packaging Solutions Holding Co. 7.875%, 08/15/26 (144A) (a)	8,353,000	8,500,689
9.250%, 04/15/27 (144A) (a)	159,000	156,067
OI European Group BV 6.250%, 05/15/28 (EUR)	100,000	115,473
6.250%, 05/15/28 (144A) (EUR)	325,000	375,288
Owens-Brockway Glass Container, Inc. 7.250%, 05/15/31 (144A) (a)	475,000	481,598
Sealed Air Corp. 4.000%, 12/01/27 (144A)	179,000	168,004
5.000%, 04/15/29 (144A)	165,000	159,557
Sealed Air Corp./Sealed Air Corp. U.S. 6.125%, 02/01/28 (144A)	428,000	431,686
Trident TPI Holdings, Inc. 12.750%, 12/31/28 (144A)	377,000	403,390
Trivium Packaging Finance BV 5.500%, 08/15/26 (144A)	1,395,000	1,368,647
8.500%, 08/15/27 (144A) (a)	400,000	392,200

		25,630,865

Pharmaceuticals—0.9%
1375209 BC Ltd. 9.000%, 01/30/28 (144A)	817,000	796,657
Bayer AG 4.500%, 5Y EUR Swap + 3.751%, 03/25/82 (EUR) (b)	200,000	209,750
6.625%, 5Y EUR Swap + 3.432%, 09/25/83 (EUR) (b)	100,000	112,285
7.000%, 5Y EUR Swap + 3.896%, 09/25/83 (EUR) (b)	100,000	113,783
Cheplapharm Arzneimittel GmbH 3.500%, 02/11/27 (EUR)	100,000	106,668
Grifols SA 3.875%, 10/15/28 (EUR)	100,000	100,727
Gruenenthal GmbH 4.125%, 05/15/28 (EUR)	200,000	217,982
Jazz Securities DAC 4.375%, 01/15/29 (144A) (a)	600,000	558,849
Option Care Health, Inc. 4.375%, 10/31/29 (144A)	676,000	610,941
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/28 (EUR)	100,000	101,254
4.125%, 04/30/28 (144A)	848,000	780,552
5.125%, 04/30/31 (144A) (a)	400,000	341,938
Prestige Brands, Inc. 3.750%, 04/01/31 (144A)	590,000	515,758
Rossini SARL 6.750%, 10/30/25 (EUR)	141,000	155,657
Teva Pharmaceutical Finance Netherlands II BV 7.375%, 09/15/29 (EUR)	122,000	147,100
Teva Pharmaceutical Finance Netherlands III BV 3.150%, 10/01/26 (a)	1,680,000	1,555,511
4.750%, 05/09/27 (a)	400,000	383,000
6.750%, 03/01/28	200,000	204,400
7.875%, 09/15/29 (a)	810,000	872,986

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Teva Pharmaceutical Finance Netherlands III BV
8.125%, 09/15/31	750,000	$817,936

		8,703,734

Pipelines—4.5%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375%, 06/15/29 (144A) (a)	546,000	524,907
5.750%, 03/01/27 (144A) (a)	393,000	389,949
Buckeye Partners LP 5.600%, 10/15/44	215,000	165,427
5.850%, 11/15/43	318,000	257,612
CNX Midstream Partners LP 4.750%, 04/15/30 (144A)	287,000	257,721
CQP Holdco LP/BIP-V Chinook Holdco LLC 5.500%, 06/15/31 (144A) (a)	2,622,000	2,484,619
DT Midstream, Inc. 4.125%, 06/15/29 (144A) (a)	871,000	801,306
4.375%, 06/15/31 (144A)	1,037,000	935,409
Enbridge, Inc. 8.500%, 5Y H15 + 4.431%, 01/15/84 (b)	547,000	581,814
Energy Transfer LP 6.000%, 02/01/29 (144A) (a)	686,000	692,163
6.500%, 5Y H15 + 5.694%, 11/15/26 (b)	1,210,000	1,149,839
7.375%, 02/01/31 (144A)	252,000	264,836
EnLink Midstream LLC 5.375%, 06/01/29	1,046,000	1,023,464
5.625%, 01/15/28 (144A)	830,000	820,607
6.500%, 09/01/30 (144A)	473,000	482,919
EnLink Midstream Partners LP 5.600%, 04/01/44	458,000	398,608
EQM Midstream Partners LP 4.125%, 12/01/26 (a)	103,000	99,486
4.500%, 01/15/29 (144A)	50,000	47,236
4.750%, 01/15/31 (144A) (a)	678,000	630,980
7.500%, 06/01/30 (144A)	229,000	246,179
FTAI Infra Escrow Holdings LLC 10.500%, 06/01/27 (144A) (a)	433,000	449,169
Genesis Energy LP/Genesis Energy Finance Corp. 7.750%, 02/01/28	370,000	371,290
8.250%, 01/15/29	492,000	506,290
8.875%, 04/15/30	552,000	570,767
Harvest Midstream I LP 7.500%, 09/01/28 (144A)	131,000	130,224
Hess Midstream Operations LP 4.250%, 02/15/30 (144A)	650,000	598,000
Howard Midstream Energy Partners LLC 8.875%, 07/15/28 (144A)	735,000	771,430
ITT Holdings LLC 6.500%, 08/01/29 (144A)	917,000	811,215
Kinetik Holdings LP 5.875%, 06/15/30 (144A) (a)	835,000	819,178
6.625%, 12/15/28 (144A)	244,000	248,590
New Fortress Energy, Inc. 6.750%, 09/15/25 (144A) (a)	479,000	475,178
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.500%, 02/01/26 (144A) (a)	825,000	833,257

Pipelines—(Continued)
NuStar Logistics LP 5.750%, 10/01/25	302,000	300,093
6.000%, 06/01/26	239,000	238,579
6.375%, 10/01/30	53,000	53,094
Rockies Express Pipeline LLC 4.950%, 07/15/29 (144A) (a)	136,000	130,040
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 5.500%, 01/15/28 (144A)	432,000	408,244
6.000%, 03/01/27 (144A) (a)	115,000	112,456
6.000%, 12/31/30 (144A)	29,000	26,957
6.000%, 09/01/31 (144A)	361,000	333,900
Venture Global Calcasieu Pass LLC 3.875%, 08/15/29 (144A)	2,288,000	2,075,902
3.875%, 11/01/33 (144A)	1,977,000	1,675,405
4.125%, 08/15/31 (144A)	18,000	15,858
Venture Global LNG, Inc. 8.125%, 06/01/28 (144A) (a)	2,228,000	2,250,051
8.375%, 06/01/31 (144A)	3,255,000	3,253,315
9.500%, 02/01/29 (144A)	6,326,000	6,693,964
9.875%, 02/01/32 (144A)	2,964,000	3,087,418
Western Midstream Operating LP 5.250%, 02/01/50	816,000	731,593
5.300%, 03/01/48 (a)	833,000	724,898
5.450%, 04/01/44	466,000	421,872
5.500%, 08/15/48	243,000	216,709

		41,590,017

Real Estate—0.5%
ADLER Group SA 21.000%, 07/31/25 (EUR)	100,000	104,875
Agps Bondco PLC 5.000%, 01/14/29 (EUR) (d)	100,000	35,216
5.500%, 11/13/26 (EUR) (d)	200,000	76,173
6.000%, 08/05/25 (EUR) (d)	100,000	39,908
Anywhere Real Estate Group LLC/Anywhere Co.-Issuer Corp. 7.000%, 04/15/30 (144A) (a)	1,359,227	1,253,466
ATF Netherlands BV 7.078%, 5Y EUR Swap + 4.375%, 01/20/25 (EUR) (b)	100,000	47,470
Cushman & Wakefield U.S. Borrower LLC 6.750%, 05/15/28 (144A) (a)	840,000	835,800
8.875%, 09/01/31 (144A)	883,000	935,777
DEMIRE Deutsche Mittelstand Real Estate AG 1.875%, 10/15/24 (EUR)	100,000	66,102
Fastighets AB Balder 2.873%, 5Y EUR Swap + 3.188%, 06/02/81 (EUR) (b)	100,000	83,072
Heimstaden Bostad AB 2.625%, 5Y EUR Swap + 3.149%, 02/01/27 (EUR) (b)	100,000	37,037
Heimstaden Bostad Treasury BV 1.375%, 03/03/27 (EUR)	100,000	87,213
Howard Hughes Corp. 4.125%, 02/01/29 (144A)	382,000	340,633
4.375%, 02/01/31 (144A)	308,000	267,113
5.375%, 08/01/28 (144A)	7,000	6,728
SBB Treasury OYJ 1.125%, 11/26/29 (EUR)	100,000	64,735

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate—(Continued)
Tropicana Entertainment LLC/Tropicana Finance Corp. 9.625%, 12/15/14 (d) (f) (g)	70,000	$0
Unique Pub Finance Co. PLC 6.464%, 03/30/32 (GBP)	17,000	21,782

		4,303,100

Real Estate Investment Trusts—2.4%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC 4.500%, 04/01/27 (144A)	441,000	396,900
Global Net Lease, Inc./Global Net Lease Operating Partnership LP 3.750%, 12/15/27 (144A)	252,000	210,574
GLP Capital LP/GLP Financing II, Inc. 3.250%, 01/15/32 (a)	646,000	545,387
6.750%, 12/01/33	425,000	458,503
HAT Holdings I LLC/HAT Holdings II LLC 3.375%, 06/15/26 (144A) (a)	513,000	482,153
8.000%, 06/15/27 (144A)	301,000	313,445
Highwoods Realty LP 7.650%, 02/01/34	150,000	161,820
Iron Mountain Information Management Services, Inc. 5.000%, 07/15/32 (144A)	969,000	887,582
Iron Mountain U.K. PLC 3.875%, 11/15/25 (GBP)	100,000	122,403
Iron Mountain, Inc. 5.625%, 07/15/32 (144A) (a)	214,000	202,587
7.000%, 02/15/29 (144A)	1,655,000	1,701,138
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.250%, 02/01/27 (144A) (a)	384,000	361,813
4.750%, 06/15/29 (144A)	178,000	160,500
5.250%, 10/01/25 (144A) (a)	116,000	114,430
MPT Operating Partnership LP/MPT Finance Corp. 2.500%, 03/24/26 (GBP)	737,000	761,942
3.500%, 03/15/31	2,223,000	1,389,880
4.625%, 08/01/29 (a)	884,000	635,650
RHP Hotel Properties LP/RHP Finance Corp. 4.500%, 02/15/29 (144A)	482,000	448,280
4.750%, 10/15/27	663,000	640,382
7.250%, 07/15/28 (144A)	737,000	766,249
RLJ Lodging Trust LP 3.750%, 07/01/26 (144A) (a)	353,000	334,466
4.000%, 09/15/29 (144A) (a)	268,000	240,834
SBA Communications Corp. 3.125%, 02/01/29	1,761,000	1,582,253
3.875%, 02/15/27	712,000	683,743
Service Properties Trust 8.625%, 11/15/31 (144A)	2,938,000	3,077,358
Starwood Property Trust, Inc. 4.375%, 01/15/27 (144A)	101,000	95,185
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 10.500%, 02/15/28 (144A)	2,482,000	2,516,264
VICI Properties LP 4.950%, 02/15/30	384,000	372,603
5.625%, 05/15/52	807,000	773,760

Real Estate Investment Trusts—(Continued)
VICI Properties LP/VICI Note Co., Inc. 4.125%, 08/15/30 (144A)	624,000	568,417
4.625%, 12/01/29 (144A)	816,000	768,876

		21,775,377

Retail—2.4%
1011778 BC ULC/New Red Finance, Inc. 3.875%, 01/15/28 (144A)	412,000	389,226
4.000%, 10/15/30 (144A)	288,000	258,307
4.375%, 01/15/28 (144A) (a)	455,000	434,561
Arko Corp. 5.125%, 11/15/29 (144A)	222,000	192,087
Asbury Automotive Group, Inc. 4.500%, 03/01/28	282,000	267,829
4.750%, 03/01/30 (a)	57,000	53,208
5.000%, 02/15/32 (144A)	365,000	331,713
Beacon Roofing Supply, Inc. 4.125%, 05/15/29 (144A)	323,000	294,465
6.500%, 08/01/30 (144A)	708,000	723,910
eG Global Finance PLC 12.000%, 11/30/28 (144A)	1,206,000	1,284,426
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. 4.625%, 01/15/29 (144A)	863,000	783,060
6.750%, 01/15/30 (144A) (a)	177,000	155,406
Foundation Building Materials, Inc. 6.000%, 03/01/29 (144A)	201,000	180,725
Goldstory SAS 5.375%, 03/01/26 (EUR)	100,000	109,998
GYP Holdings III Corp. 4.625%, 05/01/29 (144A)	967,000	882,778
Ken Garff Automotive LLC 4.875%, 09/15/28 (144A)	286,000	270,668
LCM Investments Holdings II LLC 4.875%, 05/01/29 (144A)	1,081,000	1,004,157
8.250%, 08/01/31 (144A)	699,000	729,549
Murphy Oil USA, Inc. 4.750%, 09/15/29	302,000	286,145
NMG Holding Co., Inc./Neiman Marcus Group LLC 7.125%, 04/01/26 (144A)	309,000	296,933
PetSmart, Inc./PetSmart Finance Corp. 4.750%, 02/15/28 (144A)	250,000	235,696
7.750%, 02/15/29 (144A)	2,205,000	2,145,063
Raising Cane’s Restaurants LLC 9.375%, 05/01/29 (144A)	384,000	409,799
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375%, 09/30/26 (144A)	235,000	230,478
SRS Distribution, Inc. 4.625%, 07/01/28 (144A)	1,846,000	1,751,293
6.000%, 12/01/29 (144A) (a)	2,174,000	2,027,052
6.125%, 07/01/29 (144A) (a)	1,360,000	1,289,321
Stonegate Pub Co. Financing 2019 PLC 8.250%, 07/31/25 (GBP)	100,000	124,278
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.000%, 06/01/31 (144A)	238,000	215,768

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Walgreens Boots Alliance, Inc. 3.200%, 04/15/30	81,000	$71,302
4.100%, 04/15/50	388,000	281,755
4.800%, 11/18/44	260,000	216,626
White Cap Buyer LLC 6.875%, 10/15/28 (144A) (a)	4,068,000	3,937,872
White Cap Parent LLC 8.250%, 9.000% PIK, 03/15/26 (144A) (c)	538,000	535,500

		22,400,954

Semiconductors—0.7%
ams-OSRAM AG 10.500%, 03/30/29 (EUR)	131,000	156,874
Entegris Escrow Corp. 4.750%, 04/15/29 (144A)	5,801,000	5,588,763
Synaptics, Inc. 4.000%, 06/15/29 (144A)	437,000	391,983

		6,137,620

Software—4.9%
Alteryx, Inc. 8.750%, 03/15/28 (144A) (a)	783,000	833,404
AthenaHealth Group, Inc. 6.500%, 02/15/30 (144A) (a)	7,190,000	6,522,606
Boxer Parent Co., Inc. 6.500%, 10/02/25 (EUR)	200,000	219,950
9.125%, 03/01/26 (144A)	1,989,000	1,984,629
Camelot Finance SA 4.500%, 11/01/26 (144A)	609,000	594,640
Capstone Borrower, Inc. 8.000%, 06/15/30 (144A)	869,000	904,073
Cedacri Mergeco SPA 9.502%, 3M EURIBOR + 5.500%, 05/15/28 (EUR) (b)	100,000	108,739
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc. 8.000%, 06/15/29 (144A) (a)	1,257,000	1,312,006
Central Parent, Inc./CDK Global, Inc. 7.250%, 06/15/29 (144A)	1,307,000	1,332,955
Clarivate Science Holdings Corp. 3.875%, 07/01/28 (144A) (a)	3,154,000	2,973,888
4.875%, 07/01/29 (144A) (a)	2,465,000	2,312,994
Cloud Software Group, Inc. 6.500%, 03/31/29 (144A) (a)	10,031,000	9,553,933
9.000%, 09/30/29 (144A) (a)	4,395,000	4,177,241
Consensus Cloud Solutions, Inc. 6.000%, 10/15/26 (144A)	197,000	187,317
6.500%, 10/15/28 (144A)	179,000	162,363
Dun & Bradstreet Corp. 5.000%, 12/15/29 (144A) (a)	1,923,000	1,793,813
Elastic NV 4.125%, 07/15/29 (144A) (a)	1,009,000	926,511
Fair Isaac Corp. 4.000%, 06/15/28 (144A) (a)	725,000	686,111
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL 4.625%, 05/01/28 (144A)	250,000	228,065

Software—(Continued)
MicroStrategy, Inc. 6.125%, 06/15/28 (144A)	1,628,000	1,579,388
Open Text Corp. 6.900%, 12/01/27 (144A)	1,416,000	1,472,146
Playtika Holding Corp. 4.250%, 03/15/29 (144A)	215,000	187,598
SS&C Technologies, Inc. 5.500%, 09/30/27 (144A)	1,740,000	1,715,175
Twilio, Inc. 3.625%, 03/15/29	396,000	361,265
3.875%, 03/15/31	743,000	661,645
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.500%, 09/01/25 (144A)	576,000	475,529
ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 3.875%, 02/01/29 (144A)	2,500,000	2,267,487

		45,535,471

Telecommunications—4.7%
Altice France SA 4.000%, 07/15/29 (EUR)	100,000	85,689
5.125%, 07/15/29 (144A)	2,295,000	1,785,554
5.500%, 10/15/29 (144A)	1,320,000	1,035,044
5.875%, 02/01/27 (EUR)	100,000	98,034
8.125%, 02/01/27 (144A)	1,876,000	1,729,354
11.500%, 02/01/27 (EUR)	100,000	107,083
British Telecommunications PLC 8.375%, 5Y UKG + 3.820%, 12/20/83 (GBP) (b)	100,000	134,391
CommScope Technologies LLC 6.000%, 06/15/25 (144A) (a)	1,324,000	1,079,060
CommScope, Inc. 4.750%, 09/01/29 (144A) (a)	708,000	475,355
6.000%, 03/01/26 (144A) (a)	346,000	308,452
Connect Finco SARL/Connect U.S. Finco LLC 6.750%, 10/01/26 (144A) (a)	2,954,000	2,936,305
Eutelsat SA 1.500%, 10/13/28 (EUR)	100,000	82,796
Frontier Communications Holdings LLC 5.000%, 05/01/28 (144A)	1,753,000	1,620,082
5.875%, 10/15/27 (144A) (a)	734,000	709,118
8.750%, 05/15/30 (144A)	3,374,000	3,470,863
Global Switch Finance BV 1.375%, 10/07/30 (EUR)	100,000	99,563
Hughes Satellite Systems Corp. 5.250%, 08/01/26	317,000	278,951
Iliad Holding SASU 6.500%, 10/15/26 (144A)	2,759,000	2,753,602
7.000%, 10/15/28 (144A)	742,000	738,356
Level 3 Financing, Inc. 3.400%, 03/01/27 (144A) †	2,078,000	1,932,540
3.625%, 01/15/29 (144A) †	252,000	105,840
4.625%, 09/15/27 (144A) †	2,780,000	1,668,000
10.500%, 05/15/30 (144A) †	2,318,000	2,247,729
Level 3 New Money TSA 11.000%, 11/15/29 † (f) (g)	1,517,019	1,517,019

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Liberty Costa Rica Senior Secured Finance 10.875%, 01/15/31 (144A)	301,000	$307,999
Lorca Telecom Bondco SA 4.000%, 09/18/27 (EUR)	200,000	215,268
Lumen Technologies, Inc. 4.000%, 02/15/27 (144A) †	1,203,000	776,380
Sable International Finance Ltd. 5.750%, 09/07/27 (144A)	273,000	257,857
SES SA 5.625%, 5Y EUR Swap + 5.401%, 01/29/24 (EUR) (b)	100,000	110,227
SoftBank Group Corp. 2.125%, 07/06/24 (EUR)	100,000	108,187
3.875%, 07/06/32 (EUR)	100,000	94,150
4.500%, 04/20/25 (EUR)	200,000	219,001
Telecom Italia Capital SA 6.000%, 09/30/34	1,561,000	1,482,448
6.375%, 11/15/33	506,000	494,922
7.200%, 07/18/36	598,000	600,287
7.721%, 06/04/38	211,000	214,870
Telecom Italia SpA 1.625%, 01/18/29 (EUR)	152,000	144,580
6.875%, 02/15/28 (EUR)	100,000	117,317
7.875%, 07/31/28 (EUR)	124,000	151,811
Telefonica Europe BV 6.135%, 7Y EUR Swap + 3.347%, 02/03/30 (EUR) (b)	200,000	226,862
6.750%, 8Y EUR Swap + 3.615%, 06/07/31 (EUR) (b)	100,000	117,752
7.125%, 6Y EUR Swap + 4.322%, 08/23/28 (EUR) (b)	100,000	119,062
Viasat, Inc. 5.625%, 09/15/25 (144A)	1,155,000	1,126,171
5.625%, 04/15/27 (144A)	414,000	400,545
7.500%, 05/30/31 (144A)	144,000	113,040
Viavi Solutions, Inc. 3.750%, 10/01/29 (144A)	602,000	527,015
Vmed O2 U.K. Financing I PLC 4.000%, 01/31/29 (GBP)	100,000	112,647
4.250%, 01/31/31 (144A)	213,000	186,001
4.500%, 07/15/31 (GBP)	134,000	147,299
4.750%, 07/15/31 (144A)	673,000	600,724
Vodafone Group PLC 2.625%, 5Y EUR Swap + 3.002%, 08/27/80 (EUR) (b)	100,000	104,841
3.000%, 5Y EUR Swap + 3.477%, 08/27/80 (EUR) (b)	100,000	98,686
6.500%, 5Y EUR Swap + 3.489%, 08/30/84 (EUR) (b)	125,000	147,457
Zayo Group Holdings, Inc. 4.000%, 03/01/27 (144A) (a)	7,820,000	6,269,877
6.125%, 03/01/28 (144A)	1,823,000	1,338,921

		43,930,984

Toys/Games/Hobbies—0.1%
Mattel, Inc. 5.450%, 11/01/41	462,000	416,076
6.200%, 10/01/40	659,000	637,432

		1,053,508

Transportation—0.2%
GN Bondco LLC 9.500%, 10/15/31 (144A)	1,017,000	992,887
Mobico Group PLC 4.250%, 5Y UKG Bond + 4.135%, 11/26/25 (GBP) (b)	106,000	118,650
Poste Italiane SpA 2.625%, 5Y EUR Swap + 2.677%, 03/24/29 (EUR) (b)	150,000	135,983
RXO, Inc. 7.500%, 11/15/27 (144A) (a)	223,000	230,105

		1,477,625

Trucking & Leasing—0.6%
Fortress Transportation & Infrastructure Investors LLC 5.500%, 05/01/28 (144A)	2,600,000	2,500,273
7.875%, 12/01/30 (144A)	2,042,000	2,127,315
9.750%, 08/01/27 (144A)	1,125,000	1,170,000

		5,797,588

Total Corporate Bonds & Notes (Cost $830,584,719)		826,573,927

Floating Rate Loans (h)—6.4%

Advertising—0.2%
Clear Channel Outdoor Holdings, Inc. Term Loan B, 9.145%, 3M TSFR + 3.500%, 08/21/26	2,144,895	2,126,932

Airlines—0.1%
American Airlines, Inc. 2021 Term Loan, 10.427%, 3M TSFR + 4.750%, 04/20/28	941,425	969,667

Auto Parts & Equipment—0.0%
Tenneco, Inc. 2022 Term Loan B, 10.448%, 3M TSFR + 5.000%; 10.469%, 3M TSFR + 5.000%, 11/17/28 (i)	360,800	319,331

Beverages—0.0%
Naked Juice LLC 2nd Lien Term Loan, 11.448%, 3M TSFR + 6.000%, 01/24/30	83,000	68,060
Term Loan, 8.698%, 3M TSFR + 3.250%, 01/24/29	68,652	66,624

		134,684

Chemicals—0.3%
Aruba Investments, Inc. 2020 2nd Lien Term Loan, 13.206%, 1M TSFR + 7.750%, 11/24/28	237,600	225,126
Discovery Purchaser Corp. Term Loan, 9.765%, 3M TSFR + 4.375%, 10/04/29	1,367,190	1,350,345
Lonza Group AG USD Term Loan B, 9.373%, 3M TSFR + 3.925%, 07/03/28	376,775	343,101
Momentive Performance Materials, Inc. 2023 Term Loan, 9.856%, 1M TSFR + 4.500%, 03/29/28	572,673	553,702

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2023

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
New Arclin U.S. Holding Corp. 2021 Term Loan, 8.956%, 1M TSFR + 3.500%, 09/30/28	187,373	$185,851

		2,658,125

Commercial Services—0.7%
AVSC Holding Corp. 2018 2nd Lien Term Loan, 12.720%, 1M TSFR + 7.250%, 09/01/25	328,784	299,193
CoreLogic, Inc. 2nd Lien Term Loan, 11.856%, 1M TSFR + 6.500%, 06/04/29	524,226	472,131
Term Loan, 8.856%, 1M TSFR + 3.500%, 06/02/28	335,426	327,460
Galaxy U.S. Opco, Inc. Term Loan, 10.133%, 3M TSFR + 4.750%, 04/29/29	343,530	285,130
OMNIA Partners LLC Delayed Draw Term Loan, 07/25/30 (j)	11,946	12,028
PECF USS Intermediate Holding III Corp. Term Loan B, 9.606%, 1M TSFR + 4.250%; 9.895%, 3M TSFR + 4.250%, 12/15/28 (i)	319,884	250,954
Sabre GLBL, Inc. 2021 Term Loan B1, 8.970%, 1M TSFR + 3.500%, 12/17/27	124,240	109,409
2021 Term Loan B2, 8.970%, 1M TSFR + 3.500%, 12/17/27	195,745	172,378
TruGreen LP 2020 2nd Lien Term Loan, 14.145%, 3M TSFR + 8.500%, 11/02/28	378,000	291,375
Verscend Holding Corp. 2021 2nd Lien Term Loan, 12.470%, 1M TSFR + 7.000%, 04/02/29	2,161,960	2,164,662
2021 Term Loan B, 9.470%, 1M TSFR + 4.000%, 08/27/25	2,333,979	2,340,178

		6,724,898

Computers—0.5%
Magenta Buyer LLC 2021 USD 1st Lien Term Loan, 10.645%, 3M TSFR + 5.000%, 07/27/28	1,647,000	1,158,047
2021 USD 2nd Lien Term Loan, 13.895%, 3M TSFR + 8.250%, 07/27/29	1,089,000	430,155
McAfee LLC 2022 USD Term Loan B, 9.193%, 1M TSFR + 3.750%, 03/01/29	1,209,731	1,208,030
Peraton Corp. 2nd Lien Term Loan B1, 13.222%, 3M TSFR + 7.750%, 02/01/29	1,532,017	1,527,947

		4,324,179

Cosmetics/Personal Care—0.1%
KDC/ONE Development Corp., Inc. 2023 USD Term Loan B, 10.356%, 1M TSFR + 5.000%, 08/15/28	533,000	528,527

Diversified Financial Services—0.1%
AqGen Ascensus, Inc. 2021 2nd Lien Term Loan, 12.176%, 3M TSFR + 6.500%, 08/02/29	485,964	469,259
Deerfield Dakota Holding LLC 2020 USD Term Loan B, 9.098%, 3M TSFR + 3.750%, 04/09/27	95,546	94,949

Diversified Financial Services—(Continued)
Deerfield Dakota Holding LLC
2021 USD 2nd Lien Term Loan, 12.360%, 3M TSFR + 6.750%, 04/07/28	558,000	536,378

		1,100,586

Electronics—0.0%
Roper Industrial Products Investment Co. LLC USD Term Loan, 9.348%, 3M TSFR + 4.000%, 11/22/29	268,305	269,228

Engineering & Construction—0.3%
Brand Industrial Services, Inc. 2023 Term Loan B, 10.877%, 3M TSFR + 5.500%, 08/01/30	2,422,922	2,415,956
KKR Apple Bidco LLC 2022 Incremental Term Loan, 8.856%, 1M TSFR + 3.500%, 09/22/28	135,973	136,610

		2,552,566

Food—0.1%
Chobani LLC 2023 Incremental Term Loan, 9.112%, 3M TSFR + 3.750%, 10/25/27	635,000	636,587

Healthcare-Products—0.1%
Bausch & Lomb Corp. 2023 Incremental Term Loan, 9.356%, 1M TSFR + 4.000%, 09/29/28	566,580	567,288
Term Loan, 8.710%, 3M TSFR + 3.250%, 05/10/27	680,718	675,081

		1,242,369

Healthcare-Services—0.2%
LifePoint Health, Inc. 2023 Term Loan B, 11.168%, 3M TSFR + 5.500%, 11/16/28	315,533	315,106
Quorum Health Corp. 2020 Term Loan, 13.756%, 3M TSFR + 8.250%, 04/29/25	585,477	365,923
Star Parent, Inc. Term Loan B, 9.348%, 3M TSFR + 4.000%, 09/27/30	1,046,247	1,039,382
Surgery Center Holdings, Inc. 2021 Term Loan, 9.115%, 1M TSFR + 3.750%, 08/31/26	275,683	277,148

		1,997,559

Housewares—0.2%
Solis IV BV USD Term Loan B1, 8.880%, 3M TSFR + 3.500%, 02/26/29	592,970	592,044
Springs Windows Fashions LLC 2021 Term Loan B, 9.470%, 1M TSFR + 4.000%, 10/06/28	1,140,683	1,018,914

		1,610,958

Insurance—0.0%
Ryan Specialty Group LLC Term Loan, 8.456%, 1M TSFR + 3.000%, 09/01/27	3	3

Internet—0.4%
I-Logic Technologies Bidco Ltd. 2021 USD Term Loan B, 9.498%, 3M TSFR + 4.000%, 02/16/28	242,396	242,661

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2023

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Internet—(Continued)
MH Sub I LLC 2021 2nd Lien Term Loan, 11.606%, 1M TSFR + 6.250%, 02/23/29	129,000	$121,228
2023 Term Loan, 9.606%, 1M TSFR + 4.250%, 05/03/28	1,671,600	1,646,422
Proofpoint, Inc. 2nd Lien Term Loan, 11.720%, 1M TSFR + 6.250%, 08/31/29	969,225	978,615
PUG LLC USD Term Loan, 8.970%, 1M TSFR + 3.500%, 02/12/27	368,604	364,112

		3,353,038

Leisure Time—0.0%
Peloton Interactive, Inc. Term Loan, 12.477%, 6M TSFR + 7.000%, 05/25/27	278,755	281,717

Machinery-Diversified—0.3%
SPX Flow, Inc. 2022 Term Loan, 9.956%, 1M TSFR + 4.500%, 04/05/29	1,035,358	1,039,888
Titan Acquisition Ltd. 2018 Term Loan B, 8.470%, 1M TSFR + 3.000%, 03/28/25	2,024,230	2,024,772

		3,064,660

Media—0.3%
DirecTV Financing LLC Term Loan, 10.650%, 3M TSFR + 5.000%, 08/02/27	2,174,561	2,182,715
Radiate Holdco LLC 2021 Term Loan B, 8.720%, 1M TSFR + 3.250%, 09/25/26	398,580	321,853

		2,504,568

Metal Fabricate/Hardware—0.0%
Grinding Media, Inc. 2021 Term Loan B, 9.684%, 3M TSFR + 4.000%, 10/12/28	2	2

Oil & Gas Services—0.0%
Lealand Finance Co. BV 2020 Make Whole Term Loan, 8.470%, 1M TSFR + 3.000%, 06/28/24	31,220	21,386

Packaging & Containers—0.0%
Trident TPI Holdings, Inc. 2023 USD Term Loan, 9.848%, 3M TSFR + 4.500%, 09/15/28	329,225	330,166

Pharmaceuticals—0.1%
Amneal Pharmaceuticals LLC 2023 Term Loan B, 10.856%, 1M TSFR + 5.500%, 05/04/28	186,501	184,015
Gainwell Acquisition Corp. Term Loan B, 9.448%, 3M TSFR + 4.000%, 10/01/27	616,124	600,721

		784,736

Pipelines—0.3%
New Fortress Energy, Inc. Term Loan, 10.390%, 3M TSFR + 5.000%, 10/27/28	2,763,000	2,731,916

Real Estate—0.0%
Cushman & Wakefield U.S. Borrower LLC 2023 Term Loan B, 9.356%, 1M TSFR + 4.000%, 01/31/30	221,746	222,023

Retail—0.0%
Staples, Inc. 7 Year Term Loan, 10.457%, 1M LIBOR + 5.000%, 04/16/26	2	2
White Cap Buyer LLC Term Loan B, 9.106%, 1M TSFR + 3.750%, 10/19/27	192,777	193,452

		193,454

Software—1.7%
Ascend Learning LLC 2021 2nd Lien Term Loan, 11.206%, 1M TSFR + 5.750%, 12/10/29	345,000	299,934
2021 Term Loan, 8.856%, 1M TSFR + 3.500%, 12/11/28	415,336	408,943
Athenahealth Group, Inc. 2022 Term Loan B, 8.606%, 1M TSFR + 3.250%, 02/15/29	4,256,571	4,247,704
Banff Merger Sub, Inc. 2021 USD 2nd Lien Term Loan, 10.970%, 1M TSFR + 5.500%, 02/27/26	1,141,000	1,142,070
2021 USD Term Loan, 9.106%, 1M TSFR + 3.750%, 10/02/25	180,099	180,403
2023 USD Term Loan, 12/29/28 (k)	267,000	269,462
Cloud Software Group, Inc. 2022 USD Term Loan B, 9.990%, 3M TSFR + 4.500%, 03/30/29	2,055,540	2,017,255
Cloudera, Inc. 2021 Second Lien Term Loan, 11.456%, 1M TSFR + 6.000%, 10/08/29	941,564	907,040
Planview Parent, Inc. 2nd Lien Term Loan, 12.698%, 3M TSFR + 7.250%, 12/18/28	370,000	340,400
Polaris Newco LLC USD Term Loan B, 9.470%, 1M TSFR + 4.000%, 06/02/28	609,180	601,756
Project Alpha Intermediate Holding, Inc. 2023 1st Lien Term Loan B, 10.106%, 1M TSFR + 4.750%, 10/28/30	111,057	111,976
Realpage, Inc. 2nd Lien Term Loan, 11.856%, 1M TSFR + 6.500%, 04/23/29	1,610,154	1,614,179
Sophia LP 2020 2nd Lien Term Loan, 13.456%, 1M TSFR + 8.000%, 10/09/28	1,828,000	1,837,140
Sovos Compliance LLC 2021 Term Loan, 9.970%, 1M TSFR + 4.500%, 08/11/28	467,132	463,434
Ultimate Software Group, Inc. 2021 2nd Lien Term Loan, 10.764%, 1M TSFR + 5.250%, 05/03/27	1,214,500	1,219,561

		15,661,257

Telecommunications—0.3%
Altice France SA 2023 USD Term Loan B14, 10.894%, 3M TSFR + 5.500%, 08/15/28	283,910	255,430
Delta TopCo, Inc. 2020 Term Loan B, 9.121%, 6M TSFR + 3.750%, 12/01/27	2	2
Digicel International Finance Ltd. 2017 Term Loan B, 8.860%, 3M LIBOR + 3.250%, 05/28/24	1,513,369	1,423,198
ViaSat, Inc. 2023 Term Loan, 9.960%, 1M TSFR + 4.500%, 05/30/30	670,320	660,474

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2023

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Zayo Group Holdings, Inc. USD Term Loan, 8.470%, 1M TSFR + 3.000%, 03/09/27	377,983	$326,188

		2,665,292

Transportation—0.1%
Forward Air Corp. Term Loan B, 9.878%, 3M TSFR + 4.500%, 12/19/30	568,000	541,020

Total Floating Rate Loans (Cost $60,579,928)		59,551,434

Convertible Bonds—0.6%

Commercial Services—0.0%
Nexi SpA Zero Coupon, 02/24/28 (EUR)	100,000	95,591
Worldline SA Zero Coupon, 07/30/26 (EUR)	125,300	123,357

		218,948

Computers—0.0%
Atos SE Zero Coupon, 11/06/24 (EUR)	200,000	176,683

Electric—0.3%
PG&E Corp. 4.250%, 12/01/27	2,345,000	2,457,560

Energy-Alternate Sources—0.1%
NextEra Energy Partners LP Zero Coupon, 11/15/25 (144A)	549,000	479,551
2.500%, 06/15/26 (144A)	549,000	491,904

		971,455

Engineering & Construction—0.0%
Cellnex Telecom SA 0.750%, 11/20/31 (EUR)	100,000	91,854
2.125%, 08/11/30 (EUR)	200,000	226,872

		318,726

Internet—0.1%
Uber Technologies, Inc. Zero Coupon, 12/15/25	777,000	790,099

Media—0.1%
Cable One, Inc. Zero Coupon, 03/15/26	230,000	195,155
1.125%, 03/15/28	532,000	402,990

		598,145

Total Convertible Bonds (Cost $5,587,184)		5,531,616

Common Stocks—0.5%
Security Description	Shares	Value

Chemicals—0.1%
Element Solutions, Inc.	23,823	551,264

Containers & Packaging—0.0%
Ardagh Metal Packaging SA	75,788	291,026

Energy Equipment & Services—0.0%
Nine Energy Service, Inc. (a) (l)	1,095	2,935

Financial Services—0.0%
Block, Inc. (l)	2,424	187,496

Ground Transportation—0.1%
Uber Technologies, Inc. (l)	8,003	492,745

Hotels, Restaurants & Leisure—0.0%
Aramark	8,912	250,427

IT Services—0.0%
Twilio, Inc.—Class A (l)	1,208	91,651

Metals & Mining—0.1%
Constellium SE (l)	71,641	1,429,954

Oil, Gas & Consumable Fuels—0.0%
NGL Energy Partners LP (l)	51,437	286,504

Pharmaceuticals—0.1%
Catalent, Inc. (a) (l)	14,942	671,344

Real Estate Management & Development—0.0%
ADLER Group SA (l)	5,211	3,062
ADLER Group SA † (f) (l)	2,353	1,285

		4,347

Software—0.1%
Informatica, Inc.—Class A (a) (l)	27,646	784,870

Total Common Stocks (Cost $4,935,262)		5,044,563

Escrow Shares—0.0%

Diversified Financial Services—0.0%
Lehman Brothers Holdings, Inc. (Cost $0)	2,229,000	2,229

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2023

Short-Term Investment—1.2%

Security Description	Principal Amount*	Value

Repurchase Agreement—1.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $11,269,023; collateralized by U.S. Treasury Note at 2.500%, maturing 02/28/26, with a market value of $11,491,223.	11,265,894	$11,265,894

Total Short-Term Investments (Cost $11,265,894)		11,265,894

Securities Lending Reinvestments (m)—7.7%

Certificates of Deposit—1.0%
Barclays Bank PLC 5.790%, SOFR + 0.400%, 02/14/24 (b)	1,000,000	1,000,282
Citibank N.A. 5.740%, SOFR + 0.350%, 02/20/24 (b)	1,000,000	1,000,246
Mizuho Bank Ltd. 5.790%, SOFR + 0.400%, 04/18/24 (b)	1,000,000	1,000,453
National Westminster Bank PLC 5.880%, 05/02/24	1,000,000	1,001,620
Oversea-Chinese Banking Corp. Ltd. 5.630%, SOFR + 0.240%, 02/09/24 (b)	1,000,000	1,000,104
Royal Bank of Canada 5.880%, FEDEFF PRV + 0.550%, 09/20/24 (b)	1,000,000	1,000,620
Sumitomo Mitsui Banking Corp. 5.860%, SOFR + 0.460%, 01/11/24 (b)	1,000,000	1,000,123
Sumitomo Mitsui Trust Bank Ltd. 5.800%, SOFR + 0.400%, 04/24/24 (b)	1,000,000	1,000,595
Westpac Banking Corp. 5.950%, SOFR + 0.550%, 10/11/24 (b)	1,000,000	1,001,239

		9,005,282

Repurchase Agreements—4.5%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $10,506,358; collateralized by various Common Stock with an aggregate market value of $11,694,857.	10,500,000	10,500,000
Barclays Bank PLC Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $500,296; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $510,280.	500,000	500,000
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $739,171; collateralized by various Common Stock with an aggregate market value of $823,538.	738,724	738,724
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/29/23 at 5.400%, due on 01/02/24 with a maturity value of $4,002,400; collateralized by U.S. Government Agency Obligations with rates ranging from 0.375% - 26.636%, maturity dates ranging from 10/15/24 - 11/20/73, and an aggregate market value of $4,080,000.	4,000,000	4,000,000

Repurchase Agreements—(Continued)
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $11,938,273; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $12,169,871.	11,931,246	11,931,246
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $4,102,528; collateralized by various Common Stock with an aggregate market value of $4,575,658.	4,100,000	4,100,000
Societe Generale Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $361,490; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $369,320.	361,277	361,277
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $2,001,184; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $2,040,001.	2,000,000	2,000,000
Repurchase Agreement dated 12/29/23 at 5.510%, due on 01/02/24 with a maturity value of $6,445,254; collateralized by various Common Stock with an aggregate market value of $7,170,036.	6,441,310	6,441,310
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $1,000,602; collateralized by various Common Stock with an aggregate market value of $1,102,861.	1,000,000	1,000,000

		41,572,557

Mutual Funds—2.2%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (n)	2,000,000	2,000,000
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (n)	7,000,000	7,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (n)	7,000,000	7,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.320% (n)	4,000,000	4,000,000

		20,000,000

Total Securities Lending Reinvestments (Cost $70,572,557)		70,577,839

Total Purchased Options—0.0% (o) (Cost $190,977)		104,008
Total Investments—105.8% (Cost $983,716,521)		978,651,510
Unfunded Loan Commitments—(0.0)% (Cost $(23,701))		(23,701)
Net Investments—105.8% (Cost $983,692,820)		978,627,809
Other assets and liabilities (net)—(5.8)%		(53,800,592)

Net Assets—100.0%		$924,827,217

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2023

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2023, the market value of restricted securities was $8,586,972, which is 0.9% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $89,267,699 and the collateral received consisted of cash in the amount of $70,572,557 and non-cash collateral with a value of $22,247,561. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(e)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(f)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2023, these securities represent 0.2% of net assets.
(g)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(h)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the Secured Overnight Financing Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate
(i)	The stated interest rates represent the range of rates at December 31, 2023 of the underlying contracts within the senior loan facility.
(j)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(k)	This loan will settle after December 31, 2023, at which time the interest rate will be determined.
(l)	Non-income producing security.
(m)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(n)	The rate shown represents the annualized seven-day yield as of December 31, 2023.
(o)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, the market value of 144A securities was $716,064,067, which is 77.4% of net assets.

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
ADLER Group SA	04/26/23	2,353	$3	$1,285
Dream Finders Homes, Inc., 8.250%, 08/15/28	08/08/23	320,000	320,000	338,179
Level 3 Financing, Inc., 10.500%, 05/15/30	03/30/23-08/23/23	2,318,000	2,267,751	2,247,729
Level 3 Financing, Inc., 3.400%, 03/01/27	06/23/22-05/16/23	2,078,000	1,791,320	1,932,540
Level 3 Financing, Inc., 4.625%, 09/15/27	07/11/23-08/29/23	2,780,000	2,155,896	1,668,000
Level 3 Financing, Inc., 3.625%, 01/15/29	08/23/23-08/24/23	252,000	155,686	105,840
Level 3 New Money TSA, 11.000%, 11/15/29	11/13/23	1,517,019	1,517,019	1,517,019
Lumen Technologies, Inc., 4.000%, 02/15/27	10/04/22-05/09/23	1,203,000	1,007,768	776,380

				$8,586,972

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	100,000	BNP	03/20/24	USD	109,619	$(1,115)
EUR	23,000	DBAG	03/20/24	USD	25,433	(36)
EUR	1,407,463	JPMC	03/20/24	USD	1,560,543	1,997
EUR	103,000	MSIP	03/20/24	USD	113,797	(259)
EUR	20,894,000	UBSA	03/20/24	USD	22,927,300	(209,553)
GBP	2,477,000	DBAG	03/20/24	USD	3,139,292	(19,211)

Net Unrealized Depreciation						$(228,177)

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2023

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 5 Year Futures	03/28/24	127	USD	13,814,227	$313,333

Purchased Options

Exchange-Traded Option Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount	Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Put - SPDR S&P 500 ETF Trust	USD	465.000	01/19/24	269	USD 26,900	$92,595	$37,929	$(54,666)
Put - SPDR S&P 500 ETF Trust	USD	460.000	02/16/24	221	USD 22,100	98,382	66,079	(32,303)

Totals						$190,977	$104,008	$(86,969)

Written Options

Exchange-Traded Option Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - SPDR S&P 500 ETF Trust	USD	445.000	01/19/24	(269)	USD (26,900)	$(23,344)	$(8,070)	$15,274
Put - SPDR S&P 500 ETF Trust	USD	430.000	02/16/24	(221)	USD (22,100)	(29,112)	(17,459)	11,653

Totals						$(52,456)	$(25,529)	$26,927

Swap Agreements

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.41.V2	5.000%	Quarterly	12/20/28	3.563%	USD	8,910,000	$519,694	$98,182	$421,512

OTC Credit Default Swaps on Corporate Issues—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2023(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
ADLER Real Estate AG 2.125%, due 02/06/24	5.000%	Quarterly	12/20/27	BBP	13.039%	EUR	1,762	$(347)	$(316)	$(31)
ADLER Real Estate AG 2.125%, due 02/06/24	5.000%	Quarterly	12/20/27	BBP	13.039%	EUR	4,952	(975)	(887)	(88)
ADLER Real Estate AG 2.125%, due 02/06/24	5.000%	Quarterly	12/20/27	CBNA	13.039%	EUR	1,437	(283)	(265)	(18)
ADLER Real Estate AG 2.125%, due 02/06/24	5.000%	Quarterly	12/20/27	JPMC	13.039%	EUR	1,849	(364)	(336)	(28)
CMA CGM SA 5.250%, due 01/15/26	5.000%	Quarterly	06/20/27	MSIP	1.454%	EUR	77,000	9,815	13,646	(3,831)
Intrum AB 3.125%, due 07/15/24	5.000%	Quarterly	12/20/26	MSIP	9.463%	EUR	100,000	(11,649)	15,278	(26,927)
Jaguar Land Rover Automotive PLC 2.200%, due 01/15/24	5.000%	Quarterly	12/20/26	BBP	2.240%	EUR	25,380	2,157	682	1,475
Jaguar Land Rover Automotive PLC 2.200%, due 01/15/24	5.000%	Quarterly	12/20/26	MSIP	2.240%	EUR	24,671	2,096	3,769	(1,673)

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2023

OTC Credit Default Swaps on Corporate Issues—Sell Protection (a) —(Continued)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2023(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ladbrokes Group Finance PLC 5.125%, due 09/08/23	1.000%	Quarterly	06/20/28	JPMC	1.509%	EUR	15,000	$(347)	$(935)	$588
Ladbrokes Group Finance PLC 5.125%, due 09/08/23	1.000%	Quarterly	06/20/27	JPMC	1.259%	EUR	12,000	(112)	(2,122)	2,010
Ladbrokes Group Finance PLC 5.125%, due 09/08/23	1.000%	Quarterly	06/20/27	JPMC	1.259%	EUR	30,000	(280)	(2,311)	2,031
Rolls Royce PLC 2.125%, due 06/18/21	1.000%	Quarterly	06/20/25	CBNA	0.473%	EUR	10,755	91	(574)	665
United Group BV 3.625%, due 02/15/28	5.000%	Quarterly	12/20/27	JPMC	3.885%	EUR	41,000	1,775	(5,449)	7,224
Virgin Media Finance PLC 3.750%, due 07/15/30	5.000%	Quarterly	12/20/25	JPMC	1.386%	EUR	30,000	2,279	1,815	464

Totals								$3,856	$21,995	$(18,139)

(a)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(c)

The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank PLC
(BNP)—	BNP Paribas SA
(CBNA)—	Citibank NA
(DBAG)—	Deutsche Bank AG
(JPMC)—	JPMorgan Chase Bank NA
(MSIP)—	Morgan Stanley & Co. International PLC
(UBSA)—	UBS AG

Currencies

(EUR)—	Euro
(GBP)—	British Pound
(USD)—	United States Dollar

Index Abbreviations

(CDX.NA.HY)—	Markit North America High Yield CDS Index
(EURIBOR)—	Euro InterBank Offered Rate
(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate
(TSFR)—	Term Secured Overnight Financing Rate
(UKG)—	U.K. Government Bond

Other Abbreviations

(DAC)—	Designated Activity Company
(ETF)—	Exchange-Traded Fund
(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See accompanying notes to financial statements.

BHFTI-28

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy—(Continued)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$12,062,463	$—	$12,062,463
Aerospace/Defense	—	26,235,955	—	26,235,955
Agriculture	—	767,543	—	767,543
Airlines	—	6,108,303	—	6,108,303
Apparel	—	1,688,444	—	1,688,444
Auto Manufacturers	—	3,873,226	—	3,873,226
Auto Parts & Equipment	—	10,606,112	—	10,606,112
Banks	—	21,301,126	—	21,301,126
Biotechnology	—	119,713	—	119,713
Building Materials	—	17,439,448	—	17,439,448
Chemicals	—	20,766,374	—	20,766,374
Commercial Services	—	51,837,731	—	51,837,731
Computers	—	9,914,521	—	9,914,521
Cosmetics/Personal Care	—	778,476	—	778,476
Distribution/Wholesale	—	1,327,757	—	1,327,757
Diversified Financial Services	—	30,984,745	—	30,984,745
Electric	—	14,018,373	—	14,018,373
Electrical Components & Equipment	—	562,220	—	562,220
Electronics	—	4,206,450	—	4,206,450
Engineering & Construction	—	6,638,077	—	6,638,077
Entertainment	—	33,527,321	—	33,527,321
Environmental Control	—	12,848,034	—	12,848,034
Food	—	15,118,528	—	15,118,528
Food Service	—	1,667,787	—	1,667,787
Forest Products & Paper	—	99,632	—	99,632
Gas	—	950,695	—	950,695
Hand/Machine Tools	—	1,761,045	—	1,761,045
Healthcare-Products	—	12,692,876	—	12,692,876
Healthcare-Services	—	27,540,965	—	27,540,965
Home Builders	—	4,051,867	—	4,051,867
Home Furnishings	—	939,377	—	939,377
Household Products/Wares	—	939,080	—	939,080
Housewares	—	2,290,917	—	2,290,917
Insurance	—	25,947,407	—	25,947,407
Internet	—	10,048,714	—	10,048,714
Investment Companies	—	8,153,787	—	8,153,787
Iron/Steel	—	6,265,830	—	6,265,830
Leisure Time	—	27,246,151	—	27,246,151
Lodging	—	10,309,914	—	10,309,914
Machinery-Construction & Mining	—	3,142,941	—	3,142,941
Machinery-Diversified	—	11,405,847	—	11,405,847
Media	—	46,791,464	—	46,791,464
Metal Fabricate/Hardware	—	2,187,679	—	2,187,679
Mining	—	14,548,324	—	14,548,324
Miscellaneous Manufacturing	—	497,146	—	497,146
Oil & Gas	—	68,064,304	—	68,064,304
Oil & Gas Services	—	7,962,395	—	7,962,395
Packaging & Containers	—	25,630,865	—	25,630,865
Pharmaceuticals	—	8,703,734	—	8,703,734
Pipelines	—	41,590,017	—	41,590,017
Real Estate	—	4,303,100	0	4,303,100

See accompanying notes to financial statements.

BHFTI-29

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Real Estate Investment Trusts	$—	$21,775,377	$—	$21,775,377
Retail	—	22,400,954	—	22,400,954
Semiconductors	—	6,137,620	—	6,137,620
Software	—	45,535,471	—	45,535,471
Telecommunications	—	42,413,965	1,517,019	43,930,984
Toys/Games/Hobbies	—	1,053,508	—	1,053,508
Transportation	—	1,477,625	—	1,477,625
Trucking & Leasing	—	5,797,588	—	5,797,588
Total Corporate Bonds & Notes	—	825,056,908	1,517,019	826,573,927
Total Floating Rate Loans (Less Unfunded Loan Commitments of $23,701)*	—	59,527,733	—	59,527,733
Total Convertible Bonds*	—	5,531,616	—	5,531,616
Common Stocks
Chemicals	551,264	—	—	551,264
Containers & Packaging	291,026	—	—	291,026
Energy Equipment & Services	2,935	—	—	2,935
Financial Services	187,496	—	—	187,496
Ground Transportation	492,745	—	—	492,745
Hotels, Restaurants & Leisure	250,427	—	—	250,427
IT Services	91,651	—	—	91,651
Metals & Mining	1,429,954	—	—	1,429,954
Oil, Gas & Consumable Fuels	286,504	—	—	286,504
Pharmaceuticals	671,344	—	—	671,344
Real Estate Management & Development	—	4,347	—	4,347
Software	784,870	—	—	784,870
Total Common Stocks	5,040,216	4,347	—	5,044,563
Total Escrow Shares*	—	2,229	—	2,229
Total Short-Term Investment*	—	11,265,894	—	11,265,894
Securities Lending Reinvestments
Certificates of Deposit	—	9,005,282	—	9,005,282
Repurchase Agreements	—	41,572,557	—	41,572,557
Mutual Funds	20,000,000	—	—	20,000,000
Total Securities Lending Reinvestments	20,000,000	50,577,839	—	70,577,839
Total Purchased Options at Value	104,008	—	—	104,008
Total Net Investments	$25,144,224	$951,966,566	$1,517,019	$978,627,809

Collateral for Securities Loaned (Liability)	$—	$(70,572,557)	$—	$(70,572,557)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,997	$—	$1,997
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(230,174)	—	(230,174)
Total Forward Contracts	$—	$(228,177)	$—	$(228,177)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$313,333	$—	$—	$313,333
Total Written Options at Value	$(25,529)	$—	$—	$(25,529)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$421,512	$—	$421,512
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$18,213	$—	$18,213
OTC Swap Contracts at Value (Liabilities)	—	(14,357)	—	(14,357)
Total OTC Swap Contracts	$—	$3,856	$—	$3,856

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.

See accompanying notes to financial statements.

BHFTI-30

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b) (c)	$978,627,809
Cash	504,280
Cash denominated in foreign currencies (d)	8,960
Cash collateral (e)	1,038,800
OTC swap contracts at market value (f)	18,213
Unrealized appreciation on forward foreign currency exchange contracts	1,997
Receivable for:
Investments sold	5,249,592
Fund shares sold	184,655
Dividends and interest	15,061,715
Variation margin on futures contracts	13,096
Interest on OTC swap contracts	590
Prepaid expenses	3,409
Other assets	42,832

Total Assets	1,000,755,948

Liabilities
Written options at value (g)	25,529
OTC swap contracts at market value (h)	14,357
Cash collateral for OTC swap contracts and forward foreign curency exchange contracts	10,000
Unrealized depreciation on forward foreign currency exchange contracts	230,174
Collateral for securities loaned	70,572,557
Payables for:
Investments purchased	4,035,528
Fund shares redeemed	82,637
Variation margin on centrally cleared swap contracts	3,941
Accrued Expenses:
Management fees	449,941
Distribution and service fees	124,221
Deferred trustees’ fees	180,033
Other expenses	199,813

Total Liabilities	75,928,731

Net Assets	$924,827,217

Net Assets Consist of:
Paid in surplus	$958,565,532
Distributable earnings (Accumulated losses)	(33,738,315)

Net Assets	$924,827,217

Net Assets
Class A	$328,100,766
Class B	596,726,451
Capital Shares Outstanding*
Class A	44,537,245
Class B	82,519,638
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.37
Class B	7.23

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $983,692,820.
(b)	Includes securities loaned at value of $89,267,699.
(c)	Investments at value is net of unfunded loan commitments of $23,701.
(d)	Identified cost of cash denominated in foreign currencies was $9,928.
(e)	Includes collateral of $177,800 for futures contracts, $10,000 for OTC swap contracts and forward foreign currency exchange contracts, $751,000 for centrally cleared swap contracts and $100,000 for exchange-traded option contracts.
(f)	Net premium paid on OTC swap contracts was $13,889.
(g)	Premiums received on written options were $52,456.
(h)	Net premium paid on OTC swap contracts was $8,106.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$29,973
Interest	63,119,218
Securities lending income	260,126

Total investment income	63,409,317
Expenses
Management fees	5,332,988
Administration fees	59,911
Custodian and accounting fees	277,927
Distribution and service fees—Class B	1,407,892
Audit and tax services	90,158
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	40,598
Insurance	8,287
Miscellaneous	29,704

Total expenses	7,340,268
Less management fee waiver	(194,416)

Net expenses	7,145,852

Net Investment Income	56,263,465

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(34,391,078)
Purchased options	(1,273,695)
Futures contracts	(1,483,045)
Written options	640,339
Swap contracts	463,994
Foreign currency transactions	28,689
Forward foreign currency transactions	(95,678)

Net realized gain (loss)	(36,110,474)

Net change in unrealized appreciation (depreciation) on:
Investments	88,860,435
Purchased options	(96,915)
Futures contracts	172,382
Written options	(40,442)
Swap contracts	329,429
Foreign currency transactions	(4,273)
Forward foreign currency transactions	(181,777)

Net change in unrealized appreciation (depreciation)	89,038,839

Net realized and unrealized gain (loss)	52,928,365

Net Increase (Decrease) in Net Assets From Operations	$109,191,830

(a)	Net of foreign withholding taxes of $3,384.

See accompanying notes to financial statements.

BHFTI-31

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$56,263,465	$44,733,254
Net realized gain (loss)	(36,110,474)	(28,132,091)
Net change in unrealized appreciation (depreciation)	89,038,839	(118,972,441)

Increase (decrease) in net assets from operations	109,191,830	(102,371,278)

From Distributions to Shareholders
Class A	(18,677,305)	(17,105,840)
Class B	(29,975,780)	(28,103,675)

Total distributions	(48,653,085)	(45,209,515)

Increase (decrease) in net assets from capital share transactions	42,604,863	(34,907,540)

Total increase (decrease) in net assets	103,143,608	(182,488,333)

Net Assets
Beginning of period	821,683,609	1,004,171,942

End of period	$924,827,217	$821,683,609

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	7,639,284	$54,611,651	922,824	$6,778,645
Reinvestments	2,730,600	18,677,305	2,519,270	17,105,840
Redemptions	(8,912,830)	(62,845,476)	(8,891,964)	(64,467,804)

Net increase (decrease)	1,457,054	$10,443,480	(5,449,870)	$(40,583,319)

Class B
Sales	10,391,739	$72,075,083	10,842,297	$77,478,203
Reinvestments	4,460,682	29,975,780	4,207,137	28,103,675
Redemptions	(10,196,368)	(69,889,480)	(14,260,247)	(99,906,099)

Net increase (decrease)	4,656,053	$32,161,383	789,187	$5,675,779

Increase (decrease) derived from capital shares transactions		$42,604,863		$(34,907,540)

See accompanying notes to financial statements.

BHFTI-32

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$6.87	$8.08	$7.98	$7.84	$7.25

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.46	0.38	0.36	0.38	0.41
Net realized and unrealized gain (loss)	0.43	(1.21)	0.08	0.19	0.65

Total income (loss) from investment operations	0.89	(0.83)	0.44	0.57	1.06

Less Distributions
Distributions from net investment income	(0.39)	(0.38)	(0.34)	(0.43)	(0.47)

Total distributions	(0.39)	(0.38)	(0.34)	(0.43)	(0.47)

Net Asset Value, End of Period	$7.37	$6.87	$8.08	$7.98	$7.84

Total Return (%) (b)	13.41	(10.17)	5.54	7.76	15.05

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	0.66	0.66	0.68	0.68
Net ratio of expenses to average net assets (%) (c)	0.65	0.64	0.64	0.66	0.68
Ratio of net investment income (loss) to average net assets (%)	6.49	5.18	4.42	5.09	5.31
Portfolio turnover rate (%)	56	42	48	85	79
Net assets, end of period (in millions)	$328.1	$296.0	$392.0	$385.0	$384.5

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$6.75	$7.94	$7.86	$7.73	$7.15

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.43	0.35	0.33	0.36	0.38
Net realized and unrealized gain (loss)	0.42	(1.17)	0.07	0.18	0.66

Total income (loss) from investment operations	0.85	(0.82)	0.40	0.54	1.04

Less Distributions
Distributions from net investment income	(0.37)	(0.37)	(0.32)	(0.41)	(0.46)

Total distributions	(0.37)	(0.37)	(0.32)	(0.41)	(0.46)

Net Asset Value, End of Period	$7.23	$6.75	$7.94	$7.86	$7.73

Total Return (%) (b)	13.07	(10.33)	5.18	7.51	14.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92	0.91	0.91	0.93	0.93
Net ratio of expenses to average net assets (%) (c)	0.90	0.89	0.89	0.91	0.93
Ratio of net investment income (loss) to average net assets (%)	6.24	4.96	4.17	4.83	5.06
Portfolio turnover rate (%)	56	42	48	85	79
Net assets, end of period (in millions)	$596.7	$525.7	$612.2	$448.7	$344.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-33

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock High Yield Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use

BHFTI-34

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and

BHFTI-35

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2023, the Portfolio had open unfunded loan commitments of $23,701. At December 31, 2023, the Portfolio had sufficient cash and/or securities to cover these commitments.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income

BHFTI-36

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $11,265,894. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $41,572,557. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

BHFTI-37

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(818,810)	$—	$—	$—	$(818,810)
Corporate Bonds & Notes	(69,753,747)	—	—	—	(69,753,747)
Total Borrowings	$(70,572,557)	$—	$—	$—	$(70,572,557)
Gross amount of recognized liabilities for securities lending transactions					$(70,572,557)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such

BHFTI-38

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period or on a specified date. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. When the Portfolio owns the underlying instrument, writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument. Options can also be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option on an underlying instrument that the Portfolio owns is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

An Option on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

BHFTI-39

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolio holds cleared swaps through accounts at a clearing member. The Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying security comprising the relevant component of the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial

BHFTI-40

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying security comprising the relevant component of the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2023, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$313,333
Credit	OTC swap contracts at market value (c)	18,213	OTC swap contracts at market value (c)	$14,357
	Unrealized appreciation on centrally cleared swap contracts (b) (d)	421,512
Equity	Investments at market value (b) (e)	104,008
			Written options at value (b)	25,529
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	1,997	Unrealized depreciation on forward foreign currency exchange contracts	230,174

Total		$859,063		$270,060

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest receivable of $590.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(e)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

BHFTI-41

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank PLC	$2,157	$(1,322)	$—	$835
Citibank NA	91	(91)	—	—
JPMorgan Chase Bank NA	6,051	(1,103)	(4,948)	—
Morgan Stanley & Co. International PLC	11,911	(11,908)	—	3

	$20,210	$(14,424)	$(4,948)	$838

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank PLC	$1,322	$(1,322)	$—	$—
BNP Paribas SA	1,115	—	—	1,115
Citibank NA	283	(91)	(192)	—
Deutsche Bank AG	19,247	—	—	19,247
JPMorgan Chase Bank NA	1,103	(1,103)	—	—
Morgan Stanley & Co. International PLC	11,908	(11,908)	—	—
UBS AG	209,553	—	—	209,553

	$244,531	$(14,424)	$(192)	$229,915

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$—	$(11)	$(1,273,684)	$—	$(1,273,695)
Forward foreign currency transactions	—	—	—	(95,678)	(95,678)
Futures contracts	(752,510)	—	(730,535)	—	(1,483,045)
Swap contracts	—	463,994	—	—	463,994
Written options	—	2,894	637,445	—	640,339

	$(752,510)	$466,877	$(1,366,774)	$(95,678)	$(1,748,085)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$—	$—	$(96,915)	$—	$(96,915)
Forward foreign currency transactions	—	—	—	(181,777)	(181,777)
Futures contracts	262,667	—	(90,285)	—	172,382
Swap contracts	—	329,429	—	—	329,429
Written options	—	—	(40,442)	—	(40,442)

	$262,667	$329,429	$(227,642)	$(181,777)	$182,677

BHFTI-42

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$43,093
Forward foreign currency transactions	23,870,921
Futures contracts long	11,746,423
Futures contracts short	(24,921,979)
Swap contracts	9,200,611
Written options	(43,085)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

BHFTI-43

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: LIBOR was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The full impact of the transition on the Portfolio, the financial instruments in which the Portfolio invests and financial markets more generally cannot yet be fully determined.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$526,559,792	$0	$483,637,192

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.600% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2023 were $5,332,988.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Financial Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-44

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period effective May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Over $500 Million
An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived year ended December 31, 2023 are shown as a management fee waiver in the Statement of Operations.

The Subadviser has agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it receives as a result of any investment by the Portfolio in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser has agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. No fees were waived during the year ended December 31, 2023.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-45

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$988,462,408

Gross unrealized appreciation	20,681,513
Gross unrealized (depreciation)	(30,489,115)

Net unrealized appreciation (depreciation)	$(9,807,602)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$48,653,085	$45,209,515	$—	$—	$48,653,085	$45,209,515

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$57,724,271	$—	$(9,799,666)	$(81,482,886)	$(33,558,281)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had accumulated short-term capital losses of $5,840,327 and accumulated long-term capital losses of $75,642,559.

During the year ended December 31, 2023, the Portfolio utilized accumulated short-term capital losses of $250,545.

9. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-46

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the BlackRock High Yield Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock High Yield Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-47

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-48

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel—Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-49

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-50

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-51

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

BlackRock High Yield Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Financial Management, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board further considered that the Portfolio underperformed its benchmark, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index, for the one-year period ended October 31, 2023 and outperformed the same benchmark for the three- and five-year periods ended October 31, 2023. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTI-52

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and the Expense Universe median and below the Sub-advised Expense Universe median. The Board also noted that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median and below the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-53

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A and B shares of the Brighthouse Asset Allocation 100 Portfolio returned 21.10% and 20.81%, respectively. The Portfolio’s benchmark, the Dow Jones Aggressive Portfolio Index¹, returned 19.02%.

MARKET ENVIRONMENT / CONDITIONS

Markets carried the momentum of late 2022 and ended the first quarter of 2023 on a positive note. After a string of seven consecutive rate hikes by the U.S. Federal Reserve (the “Fed”) in 2022, signs of high inflation began to wane, and speculation arose monetary tightening may soon end. At its February and March meetings, the Fed scaled back the magnitude of rate hikes and implemented increases of 0.25%, respectively. In March, the Fed moved quicky to inject liquidity into the banking sector after a few well-publicized bank failures surfaced. Bond and equity investors cheered the decisive action to quell the risk.

Investor enthusiasm began to falter in the second quarter of 2023. Bond markets were being pressured by central bank actions to raise rates as inflationary concerns continued to exist. In May, the Fed enacted its tenth consecutive rate hike before it voted to hold rates in check at its June meeting. The yield on the 10-year U.S. Treasury Bond rose throughout the quarter and negatively impacted government and investment grade credit bonds. In June, economic growth, as measured by the real gross domestic product (“GDP”) rate was positive as the first quarter 2023 real GDP growth rate reported a 2% annual gain. However, it marked the third straight quarter of decelerating GDP levels and raised doubts over the strength of the economy.

Conditions deteriorated in the third quarter with broad market declines amid a global equity correction and a worsening bond slump over the last two quarters. Equities pulled back after having established gains in the first half of the year. The possibility rates may remain higher and with central bank comments absent any definitive near-term relief, markets retreated. Globally, the European Union lowered its growth forecast and concern over China’s property sector pressured markets with Moody’s downgrading China’s property sector outlook to negative. The resilience of core bonds held up in the early part of the third quarter before prices declined sharply in the final two months of the quarter. The 10-Year U.S. Treasury yield moved aggressively over the period and rose 78 basis points (“bps”) and 50 bps in September alone. Though the Fed paused hiking rates at its September meeting, economic data showed a relatively healthy economy and kept hawkish monetary policies at the forefront.

The final two months of the year witnessed a robust turnaround for bonds and equities. Inflationary fears subsided and investors rejoiced that the cycle of rate hikes and aggressive monetary policies appeared to have levelled off and central banks may have their eyes focused instead on potential interest rate cuts for 2024. In the U.S., Fed officials kept their hands on the pause button during the fourth quarter and maintained the Federal Fund Rate at a range of 5.25% to 5.50%. Bond prices surged as the 10-Year U.S. Treasury yield fell 100 bps between October and the end of the year. Not to be outdone, several major broad-based equity markets had double-digit gains during the quarter.

For the full year ended 2023, the S&P 500 Index returned 26.29%. International stocks, as measured by the MSCI EAFE Index, gained 18.24%, and emerging market stocks, as measured by the MSCI Emerging Markets Index, returned 9.83%. Within fixed income, core bonds, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 5.53% for the year ended December 31, 2023.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 100 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 100% to equities, although some residual cash is expected to be held by the underlying portfolios.

Over the twelve-month period, the Portfolio outperformed the Dow Jones Aggressive Portfolio Index. Performance strength stemmed from the underlying mid cap equity portfolios, an overweight to large cap equity and an underweight to emerging market equity.

Performance from the underlying domestic equity portfolios was mixed for the period. Large cap and small cap portfolios underperformed, while mid cap portfolios were positive contributors. In large cap, the Brighthouse/Wellington Core Equity Opportunities Portfolio underperformed its benchmark by 18.9%. Negative security selection in the Industrials, Consumer Discretionary, and Information Technology (“IT”) sectors were key detractors during the year. An underweight position in the IT and Communication Services sectors, and an overweight in the Consumer Discretionary sector further pressured results. The MFS Value Portfolio underperformed its benchmark by 3.3%. Security selection weakness in the Industrials and Communication Services sectors, along with an underweight to Communication Services drove the relative underperformance. On a positive note, the Loomis Sayles Growth Portfolio beat its benchmark by 9.4%. Security selection and an overweight in the Communications sector were primary contributors to the relative outperformance. Selection in the IT sector had a positive impact on results. Within mid cap, the Morgan Stanley Discovery Portfolio outperformed its benchmark by 15.4%. Security selection in the Financials and Consumer Discretionary sectors were the largest contributors to relative results. Overweight allocations to the IT and Communication Services and lack of exposure to Energy further aided results. The T. Rowe Price Mid Cap Growth Portfolio’s absolute performance lifted overall mid cap results. In small cap, the Invesco Small Cap Growth Portfolio underperformed its benchmark by 6.3%. Negative security selection in the Health Care, IT, and Consumer Discretionary sectors were the major detractors to results. The Loomis Sayles Small Cap Growth Portfolio underperformed its benchmark by 6.8%. Negative security selection primarily in Health Care, IT, and Industrials were the main detractors on relative results.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

The underlying non-U.S. equity portfolios underperformed over the period. Within developed markets, VanEck Global Natural Resources Portfolio’s negative absolute performance was a detractor to overall international equity results. Security selection weakness in the Materials sector to the diversified metals & mining and copper sub-industries negatively impacted performance. The Brighthouse/Artisan International Portfolio underperformed its benchmark by 1.0%. Security selection weakness in the Consumer Staples sector and an underweight to the IT sector detracted over the period. On a country basis, positioning in Japan was a key detractor. On the positive side, the Harris Oakmark International Portfolio outperformed its benchmark by 1.0%. Positive security selection in the Industrials, Communication Services, and Consumer Staples sectors benefited results. From a country perspective, an overweight position in Germany and an underweight to Hong Kong positively impacted performance. In emerging markets, the Brighthouse/abrdn Emerging Markets Equity Portfolio underperformed its benchmark by 3.2%. Negative security selection in the Consumer Discretionary, IT, and Health Care sectors were leading detractors to relative performance. At the country level, exposures in China and Hong Kong detracted during the period. Conversely, the SSGA Emerging Markets Enhanced Index Portfolio outperformed its benchmark by 3.0%. Positive security selection in the IT, Financials, Utilities, and Industrials sectors were top relative contributors. At the country level, security selection was strongest in India, Taiwan, and China.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Aggressive Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The aggressive portfolio allocates 100% to equities.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES AGGRESSIVE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 100 Portfolio
Class A	21.10	11.83	8.19
Class B	20.81	11.55	7.92
Dow Jones Aggressive Portfolio Index	19.02	11.56	8.31

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
Loomis Sayles Growth Portfolio (Class A)	6.3
MFS Value Portfolio (Class A)	6.2
T. Rowe Price Large Cap Value Portfolio (Class A)	5.8
Invesco Comstock Portfolio (Class A)	5.8
T. Rowe Price Large Cap Growth Portfolio (Class A)	5.7
Jennison Growth Portfolio (Class A)	5.5
Harris Oakmark International Portfolio (Class A)	5.5
Brighthouse/Dimensional International Small Company Portfolio (Class A)	5.0
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	4.9
Baillie Gifford International Stock Portfolio (Class A)	4.5

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	47.8
International Developed Market Equities	22.7
U.S. Small Cap Equities	12.5
Emerging Market Equities	5.0
U.S. Mid Cap Equities	4.5
Global Equities	4.5
Real Estate Equities	3.0

BHFTI-3

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 100 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023

Class A (a)	Actual	0.76%	$1,000.00	$1,067.40	$3.96
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

Class B (a)	Actual	1.01%	$1,000.00	$1,065.70	$5.26
	Hypothetical*	1.01%	$1,000.00	$1,020.11	$5.14

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Schedule of Investments as of December 31, 2023

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Allspring Mid Cap Value Portfolio (Class A) (a)	1,507,912	$16,933,857
Baillie Gifford International Stock Portfolio (Class A) (b)	7,323,750	76,679,658
BlackRock Capital Appreciation Portfolio (Class A) (b)	1,754,679	63,589,566
Brighthouse Small Cap Value Portfolio (Class A) (a)	3,630,069	51,002,466
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A) (a)	5,166,345	45,618,822
Brighthouse/Artisan International Portfolio (Class A) (a)	6,952,818	71,544,494
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	39,210	8,523,040
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	8,454,677	85,138,599
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	2,928,204	83,512,369
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	4,600,129	63,573,783
CBRE Global Real Estate Portfolio (Class A) (a)	4,844,410	51,060,076
Frontier Mid Cap Growth Portfolio (Class A) (b) (c)	677,764	17,018,653
Harris Oakmark International Portfolio (Class A) (a)	7,029,826	92,231,320
Invesco Comstock Portfolio (Class A) (a)	7,628,319	97,184,785
Invesco Global Equity Portfolio (Class A) (a)	1,783,548	42,698,147
Invesco Small Cap Growth Portfolio (Class A) (a) (c)	3,683,495	30,204,658
Jennison Growth Portfolio (Class A) (b) (c)	6,507,628	93,254,306
JPMorgan Small Cap Value Portfolio (Class A) (a)	3,086,866	34,850,715
Loomis Sayles Growth Portfolio (Class A) (a)	6,862,461	106,436,767
Loomis Sayles Small Cap Growth Portfolio (Class A) (b) (c)	4,357,902	46,280,917
MFS Research International Portfolio (Class A) (a)	4,785,088	57,899,569
MFS Value Portfolio (Class A) (b)	7,548,692	105,077,799

Affiliated Investment Companies—(Continued)
Morgan Stanley Discovery Portfolio (Class A) (a) (c)	1,484,103	8,489,072
Neuberger Berman Genesis Portfolio (Class A) (b)	1,053,817	19,463,993
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	3,874,211	37,851,043
T. Rowe Price Large Cap Growth Portfolio (Class A) (b) (c)	4,667,680	96,620,980
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	3,709,242	97,738,538
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	1,344,460	12,785,815
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	1,497,050	29,791,287
VanEck Global Natural Resources Portfolio (Class A) (b)	2,724,829	32,398,218
Victory Sycamore Mid Cap Value Portfolio (Class A) (a)	648,754	12,598,798

Total Mutual Funds (Cost $1,720,066,042)		1,688,052,110

Total Investments—100.0% (Cost $1,720,066,042)		1,688,052,110
Other assets and liabilities (net)—0.0%		(557,552)

Net Assets—100.0%		$1,687,494,558

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,688,052,110	$—	$—	$1,688,052,110
Total Investments	$1,688,052,110	$—	$—	$1,688,052,110

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Affiliated investments at value (a)	$1,688,052,110
Receivable for:
Affiliated investments sold	1,292,667
Fund shares sold	89,378

Total Assets	1,689,434,155
Liabilities
Payables for:
Fund shares redeemed	1,382,045
Accrued Expenses:
Management fees	101,883
Distribution and service fees	204,364
Deferred trustees’ fees	213,493
Other expenses	37,812

Total Liabilities	1,939,597

Net Assets	$1,687,494,558

Net Assets Consist of:
Paid in surplus	$1,647,158,042
Distributable earnings (Accumulated losses)	40,336,516

Net Assets	$1,687,494,558

Net Assets
Class A	$701,472,228
Class B	986,022,330
Capital Shares Outstanding*
Class A	68,096,771
Class B	96,456,203
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.30
Class B	10.22

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,720,066,042.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends from Affiliated Underlying Portfolios	$19,999,771

Total investment income	19,999,771
Expenses
Management fees	1,174,009
Administration fees	30,250
Custodian and accounting fees	27,625
Distribution and service fees—Class B	2,340,615
Audit and tax services	35,076
Legal	46,583
Trustees’ fees and expenses	46,220
Miscellaneous	11,760

Total expenses	3,712,138

Net Investment Income	16,287,633

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	(18,437,093)
Capital gain distributions from affiliated investments	79,909,676

Net realized gain (loss)	61,472,583

Net change in unrealized appreciation on affiliated investments	227,006,346

Net realized and unrealized gain (loss)	288,478,929

Net Increase (Decrease) in Net Assets From Operations	$304,766,562

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$16,287,633	$16,661,762
Net realized gain (loss)	61,472,583	266,161,198
Net change in unrealized appreciation (depreciation)	227,006,346	(685,134,784)

Increase (decrease) in net assets from operations	304,766,562	(402,311,824)

From Distributions to Shareholders
Class A	(117,932,798)	(70,016,904)
Class B	(166,230,480)	(99,463,437)

Total distributions	(284,163,278)	(169,480,341)

Increase (decrease) in net assets from capital share transactions	149,041,847	55,020,631

Total increase (decrease) in net assets	169,645,131	(516,771,534)

Net Assets
Beginning of period	1,517,849,427	2,034,620,961

End of period	$1,687,494,558	$1,517,849,427

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	824,421	$8,359,008	823,128	$9,417,989
Reinvestments	12,323,176	117,932,798	6,946,121	70,016,904
Redemptions	(5,725,301)	(58,163,449)	(4,385,037)	(50,427,213)

Net increase (decrease)	7,422,296	$68,128,357	3,384,212	$29,007,680

Class B
Sales	2,974,526	$29,809,715	2,603,162	$30,696,855
Reinvestments	17,479,546	166,230,480	9,916,594	99,463,437
Redemptions	(11,426,675)	(115,126,705)	(9,130,280)	(104,147,341)

Net increase (decrease)	9,027,397	$80,913,490	3,389,476	$26,012,951

Increase (decrease) derived from capital shares transactions		$149,041,847		$55,020,631

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.29	$14.45	$13.36	$12.82	$11.45

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12	0.13	0.12	0.17	0.15
Net realized and unrealized gain (loss)	1.90	(3.03)	2.27	1.86	2.85

Total income (loss) from investment operations	2.02	(2.90)	2.39	2.03	3.00

Less Distributions
Distributions from net investment income	(0.33)	(0.20)	(0.20)	(0.17)	(0.24)
Distributions from net realized capital gains	(1.68)	(1.06)	(1.10)	(1.32)	(1.39)

Total distributions	(2.01)	(1.26)	(1.30)	(1.49)	(1.63)

Net Asset Value, End of Period	$10.30	$10.29	$14.45	$13.36	$12.82

Total Return (%) (b)	21.10	(19.89)	18.34	19.23	27.79

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.09	0.08	0.08	0.09	0.09
Ratio of net investment income (loss) to average net assets (%) (d)	1.16	1.15	0.85	1.44	1.21
Portfolio turnover rate (%)	8	10	9	13	13
Net assets, end of period (in millions)	$701.5	$624.2	$828.1	$743.9	$667.5

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.22	$14.36	$13.28	$12.75	$11.39

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09	0.10	0.08	0.14	0.12
Net realized and unrealized gain (loss)	1.89	(3.02)	2.27	1.85	2.83

Total income (loss) from investment operations	1.98	(2.92)	2.35	1.99	2.95

Less Distributions
Distributions from net investment income	(0.30)	(0.16)	(0.17)	(0.14)	(0.20)
Distributions from net realized capital gains	(1.68)	(1.06)	(1.10)	(1.32)	(1.39)

Total distributions	(1.98)	(1.22)	(1.27)	(1.46)	(1.59)

Net Asset Value, End of Period	$10.22	$10.22	$14.36	$13.28	$12.75

Total Return (%) (b)	20.81	(20.15)	18.13	18.91	27.48

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.34	0.33	0.33	0.34	0.34
Ratio of net investment income (loss) to average net assets (%) (d)	0.92	0.90	0.60	1.22	0.96
Portfolio turnover rate (%)	8	10	9	13	13
Net assets, end of period (in millions)	$986.0	$893.6	$1,206.5	$1,126.8	$1,045.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Asset Allocation Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Asset Allocation Portfolio. Shares of each class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Asset Allocation Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Underlying Portfolios.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$132,677,900	$0	$171,586,382

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$1,174,009	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fee paid to the Adviser, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2023 were as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2023
Allspring Mid Cap Value Portfolio (Class A)	$15,902,773	$2,382,646	$(479,773)	$(3,833)	$(867,956)	$16,933,857
Baillie Gifford International Stock Portfolio (Class A)	69,656,876	1,240,601	(5,858,343)	241,835	11,398,689	76,679,658
BlackRock Capital Appreciation Portfolio (Class A)	51,516,986	2,548,001	(13,521,450)	(1,109,611)	24,155,640	63,589,566
Brighthouse Small Cap Value Portfolio (Class A)	46,545,696	6,005,018	(3,676,605)	115,855	2,012,502	51,002,466
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	41,855,059	2,395,980	(1,009,100)	(127,300)	2,504,183	45,618,822
Brighthouse/Artisan International Portfolio (Class A)	67,158,064	1,232,232	(5,129,646)	(88,283)	8,372,127	71,544,494
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	11,549,758	1,101,820	(4,580,629)	48,857	403,234	8,523,040
Brighthouse/Dimensional International Small Company Portfolio (Class A)	79,895,546	5,328,047	(6,089,925)	(2,877,013)	8,881,944	85,138,599
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	79,213,673	9,651,915	(1,750,251)	(59,950)	(3,543,018)	83,512,369
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	57,762,118	3,868,561	(8,140,599)	(325,138)	10,408,841	63,573,783
CBRE Global Real Estate Portfolio (Class A)	44,970,997	2,397,254	(975,750)	(111,102)	4,778,677	51,060,076
Frontier Mid Cap Growth Portfolio (Class A)	14,975,665	9,602	(644,542)	(261,986)	2,939,914	17,018,653
Harris Oakmark International Portfolio (Class A)	90,482,212	2,405,107	(15,553,133)	(4,302,932)	19,200,066	92,231,320
Invesco Comstock Portfolio (Class A)	90,521,589	18,169,498	(4,515,924)	40,287	(7,030,665)	97,184,785
Invesco Global Equity Portfolio (Class A)	37,003,087	2,532,250	(6,478,623)	94,668	9,546,765	42,698,147
Invesco Small Cap Growth Portfolio (Class A)	26,612,380	734,344	(457,603)	(510,058)	3,825,595	30,204,658
Jennison Growth Portfolio (Class A)	73,868,265	4,460,835	(22,889,437)	(3,186,817)	41,001,460	93,254,306
JPMorgan Small Cap Value Portfolio (Class A)	31,368,136	4,460,252	(2,088,331)	(1,006,453)	2,117,111	34,850,715
Loomis Sayles Growth Portfolio (Class A)	92,473,163	6,165,756	(29,337,373)	4,048,830	33,086,391	106,436,767
Loomis Sayles Small Cap Growth Portfolio (Class A)	42,595,706	604,784	(1,956,924)	(705,488)	5,742,839	46,280,917
MFS Research International Portfolio (Class A)	51,634,571	4,964,193	(3,447,313)	639,652	4,108,466	57,899,569
MFS Value Portfolio (Class A)	99,093,875	13,626,781	(2,037,489)	(358,457)	(5,246,911)	105,077,799
Morgan Stanley Discovery Portfolio (Class A)	5,965,136	1,348,300	(1,534,415)	(5,787,913)	8,497,964	8,489,072
Neuberger Berman Genesis Portfolio (Class A)	17,582,421	1,709,109	(892,223)	193,684	871,002	19,463,993
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	33,948,437	1,606,952	(843,615)	(54,945)	3,194,214	37,851,043
T. Rowe Price Large Cap Growth Portfolio (Class A)	77,046,469	5,130,062	(20,891,714)	(2,078,575)	37,414,738	96,620,980

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2023
T. Rowe Price Large Cap Value Portfolio (Class A)	$90,467,772	$15,276,781	$(1,780,344)	$(493,196)	$(5,732,475)	$97,738,538
T. Rowe Price Mid Cap Growth Portfolio (Class A)	11,595,283	606,674	(1,065,224)	(295,037)	1,944,119	12,785,815
T. Rowe Price Small Cap Growth Portfolio (Class A)	26,986,804	702,598	(2,813,146)	(346,621)	5,261,652	29,791,287
VanEck Global Natural Resources Portfolio (Class A)	30,243,937	4,828,979	(926,030)	203,674	(1,952,342)	32,398,218
Victory Sycamore Mid Cap Value Portfolio (Class A)	7,898,885	5,182,968	(220,908)	26,273	(288,420)	12,598,798

	$1,518,391,339	$132,677,900	$(171,586,382)	$(18,437,093)	$227,006,346	$1,688,052,110

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2023
Allspring Mid Cap Value Portfolio (Class A)	$2,132,031	$201,887	1,507,912
Baillie Gifford International Stock Portfolio (Class A)	—	929,947	7,323,750
BlackRock Capital Appreciation Portfolio (Class A)	1,225,570	26,510	1,754,679
Brighthouse Small Cap Value Portfolio (Class A)	3,969,399	596,774	3,630,069
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	—	539,385	5,166,345
Brighthouse/Artisan International Portfolio (Class A)	—	1,193,821	6,952,818
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	1,016,986	67,044	39,210
Brighthouse/Dimensional International Small Company Portfolio (Class A)	2,548,514	2,045,203	8,454,677
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	8,408,023	1,138,915	2,928,204
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	3,349,077	510,876	4,600,129
CBRE Global Real Estate Portfolio (Class A)	—	1,261,630	4,844,410
Frontier Mid Cap Growth Portfolio (Class A)	—	—	677,764
Harris Oakmark International Portfolio (Class A)	—	1,887,014	7,029,826
Invesco Comstock Portfolio (Class A)	15,977,730	2,022,658	7,628,319
Invesco Global Equity Portfolio (Class A)	2,370,152	153,211	1,783,548
Invesco Small Cap Growth Portfolio (Class A)	—	—	3,683,495
Jennison Growth Portfolio (Class A)	—	—	6,507,628
JPMorgan Small Cap Value Portfolio (Class A)	2,736,336	442,557	3,086,866
Loomis Sayles Growth Portfolio (Class A)	6,140,225	—	6,862,461
Loomis Sayles Small Cap Growth Portfolio (Class A)	—	—	4,357,902
MFS Research International Portfolio (Class A)	1,008,674	903,877	4,785,088
MFS Value Portfolio (Class A)	11,678,033	1,848,083	7,548,692
Morgan Stanley Discovery Portfolio (Class A)	—	—	1,484,103
Neuberger Berman Genesis Portfolio (Class A)	1,600,313	23,563	1,053,817
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	1,183,479	3,874,211
T. Rowe Price Large Cap Growth Portfolio (Class A)	—	—	4,667,680
T. Rowe Price Large Cap Value Portfolio (Class A)	13,191,131	1,892,504	3,709,242
T. Rowe Price Mid Cap Growth Portfolio (Class A)	604,022	—	1,344,460
T. Rowe Price Small Cap Growth Portfolio (Class A)	678,380	15,524	1,497,050
VanEck Global Natural Resources Portfolio (Class A)	—	924,385	2,724,829
Victory Sycamore Mid Cap Value Portfolio (Class A)	1,275,080	190,924	648,754

	$79,909,676	$19,999,771

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$1,727,489,083

Gross unrealized appreciation	51,659,553
Gross unrealized (depreciation)	(91,096,526)

Net unrealized appreciation (depreciation)	$(39,436,973)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$45,092,733	$24,096,371	$239,070,545	$145,383,970	$284,163,278	$169,480,341

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$16,761,328	$63,225,655	$(39,436,973)	$—	$40,550,010

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Asset Allocation Portfolio had no accumulated capital losses.

9. Regulatory Updates

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse Asset Allocation 100 Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 100 Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-14

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-15

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel—Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and reports that the Adviser had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including information with respect to investment programs and personnel, succession management of key personnel, oversight of transition management (as applicable), actions taken with respect to regulatory developments, compliance programs and personnel, and risk management programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser

BHFTI-17

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act and relevant aspects of the Adviser’s compliance policies and procedures. The Board also noted that the Adviser’s investment, compliance, and legal staff reviews and assesses the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser employs at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the management of the Asset Allocation Portfolios and the American Funds of Funds, including asset allocations and performance metrics.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected, and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses, with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and total expenses with its Expense Universe and Expense Group. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility.

The Board also considered that the Adviser had entered into an expense limitation and management fee waiver agreement with Brighthouse Asset Allocation 20 Portfolio pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios contain breakpoints that reduce the fee rate above specified asset levels.

The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of distribution and shareholder services activities.

The Board considered information from the Adviser pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated.

* * * * *

Brighthouse Asset Allocation 100 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board further considered that the Portfolio underperformed the Brighthouse AA 100 Narrow Index for the one-, three-, and five-year periods ended October 31, 2023. The Board also noted that the Portfolio outperformed its benchmark, the Dow Jones Aggressive Portfolio Index, for the one- and five-year periods ended October 31, 2023 and underperformed the same benchmark for the three-year period ending October 31, 2023.

The Board also considered that the Portfolio’s actual management fees and total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Managed By Brighthouse Investment Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class B shares of the Brighthouse Balanced Plus Portfolio returned 9.24%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 12.70%.

MARKET ENVIRONMENT / CONDITIONS

Risk assets gained in the first quarter of 2023 despite Silicon Valley Bank’s (“SVB”) collapse and financial sector concerns. Bond yields fell, the yield curve inverted further, and the Merrill Lynch Option Volatility Estimate Index hit a post-Great Financial Crisis high. SVB’s failure caused the 2-year Treasury’s largest three-day slide since 1987, and market volatility increased due to Credit Suisse’s instability and its takeover by UBS. Global stock indices declined and bond yields rallied due to fears of financial contagion.

In the second quarter of 2023, risk assets gained despite banking sector stress and potential U.S. debt default fears. Bond yields rose due to resilient growth and persistent inflation, and central banks resumed hawkish guidance. Short-dated Treasury Bill yields exceeded 5.3% due to U.S. debt default concerns, and 1-year U.S. Treasury default swaps hit a record high. However, market optimism remained due to positive debt ceiling negotiations, leading the S&P 500 Index to a 9-month high. The Federal Reserve (the “Fed”) initially offered dovish rhetoric due to easing inflation, but later signaled two additional rate hikes due to resilient growth and swift banking sector stress resolution.

Economic data surprises in the third quarter led to a decline in risk sentiment as investors feared prolonged high rates. Bond yields rose due to resilient growth and sticky inflation, and central banks maintained hawkish guidance. U.S. 10-year Treasuries’ real yields climbed to over 2%—a post-Great Financial Crisis high—due to resilient growth and the “higher-for-longer” narrative. U.S. core inflation cooled, rising at a 3.9% annual pace in August, while higher energy prices led to the largest headline inflation increase in seven months.

Indications of slowing inflation and a cooling labor market led market participants to price in an accelerated path of rate cuts for 2024, prompting a broad rally across the global bond market in the fourth quarter of 2023. Risk sentiment rebounded in the final quarter of the year, with the MSCI World Index rising 11.53%, while the dollar weakened. The Fed paused rate hikes for the third consecutive time, while the central bank’s dot plot pointed to the potential for 0.75% of cuts in 2024. Global developed central banks broadly maintained hawkish stances, with both the European Central Bank and Bank of England signaling that rates would remain restrictive for longer. Meanwhile, the Bank of Japan maintained its negative interest rate policy and left its dovish guidance unchanged.

TOTAL PORTFOLIO REVIEW

The Brighthouse Balanced Plus Portfolio is composed of two sleeves. Approximately 70% of the Portfolio’s assets were invested in a variety of underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to achieve and maintain a broad asset allocation of approximately 40% to fixed income and 30% to equities. These assets (the “Base Sleeve”) were managed by the Investment Committee of Brighthouse Investment Advisers, LLC. The remaining 30% of the assets (the “Overlay Sleeve”) were designed to keep the Portfolio’s overall volatility level within the desired range by dynamically changing its total equity exposure in response to measures of implied equity market volatility. To gain and actively manage this equity exposure, the Overlay Sleeve’s subadviser, Pacific Investment Management Company LLC (“PIMCO”), invested in equity index derivative instruments and various fixed income instruments that served as collateral for the equity derivative exposures. Since the Overlay Sleeve constitutes a substantial percent of the Portfolio’s allocation, overlay sleeve performance may significantly impact total Portfolio return in any given period.

BASE SLEEVE REVIEW

The Base Sleeve Portfolio underperformed its benchmark over the period. Performance weakness within the underlying large cap and non-U.S. equity portfolios offset strength within the underlying fixed income and mid cap equity portfolios.

On an absolute return basis, the top performing underlying fixed income portfolios were the BlackRock High Yield Portfolio and the Brighthouse/Eaton Vance Floating Rate Portfolio as below investment grade bonds (“high yield”) performed well relative to higher credit quality rated bonds. The Western Asset Management Strategic Bond Opportunities Portfolio outperformed its benchmark by 3.9%. Allocations to high yield bonds and bank loans were primary contributors. Exposures to non-agency mortgage-backed securities (“MBS”) and emerging market debt aided returns. The BlackRock Bond Income Portfolio exceeded its benchmark by 0.3%. The Portfolio’s allocation to collateralized loan obligations and non-agency MBS drove its relative results. Contributions were made by positive security selections within U.S. investment grade credit bonds and Agency MBS. The Brighthouse/Templeton International Bond Portfolio underperformed its benchmark by 2.1%. Currency positioning in the euro, Japanese yen, and South Korean won were the primary detractors from relative results during the period.

Performance from the underlying domestic equity portfolios was mixed for the period. Large cap and small cap portfolios underperformed, while mid cap portfolios were positive contributors. In large cap, the Brighthouse/Wellington Core Equity Opportunities Portfolio underperformed its benchmark by 18.9%. Negative security selection in the Industrials, Consumer Discretionary, and Information Technology (“IT”) sectors were key detractors during the year. An underweight position in the IT and Communication Services sectors, and an overweight in the Consumer Discretionary sector, further pressured results. The MFS Value Portfolio underperformed its benchmark by 3.3%. Security selection weakness in the Industrials and Communication Services sectors, along with an underweight to Communication Serv ices, drove the relative underperformance. Within mid cap, the Mor-

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Managed By Brighthouse Investment Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

gan Stanley Discovery Portfolio outperformed its benchmark by 15.4%. Security selection in the Financials and Consumer Discretionary sectors were the largest contributors to relative results. Overweight allocations to the IT and Communication Services sectors and lack of exposure to Energy further aided results. The Brighthouse/Artisan Mid Cap Value Portfolio outperformed its benchmark by 5.8%. Security selection in the Financials, IT, and Consumer Discretionary sectors were the largest relative contributors to results. In small cap, the Invesco Small Cap Growth Portfolio underperformed its benchmark by 6.3%. Negative security selection in the Health Care, IT, and Consumer Discretionary sectors were the major detractors to results.

The underlying non-U.S. equity portfolios underperformed over the period. Within developed markets, VanEck Global Natural Resources Portfolio’s negative absolute performance was a detractor to overall international equity results. Security selection weakness in the Materials sector to the diversified metals & mining and copper sub-industries negatively impacted performance. The MFS Research International Portfolio underperformed its benchmark by 5.2%. Security selection weakness in the Financials, Consumer Discretionary, and Consumer Staples sectors were leading detractors over the period. The Brighthouse/Artisan International Portfolio underperformed its benchmark by 1.0%. Security selection weakness in the Consumer Staples sector and an underweight to the IT sector detracted over the period. On a country basis, positioning in Japan was a key detractor. In emerging markets, the Brighthouse/abrdn Emerging Markets Equity Portfolio underperformed its benchmark by 3.2%. Negative security selection in the Consumer Discretionary, IT, and Health Care sectors were leading detractors to relative performance. At the country level, exposures in China and Hong Kong detracted during the period.

OVERLAY SLEEVE PORTFOLIO REVIEW / PERIOD END POSITIONING

The Overlay Sleeve of the Portfolio had positive absolute returns over the year ended December 31, 2023. The fixed income allocation outperformed its benchmark, while the equity allocation experienced relative underperformance compared to the S&P 500 Index despite generating positive returns on an absolute basis. The Portfolio dynamically adjusted its equity exposure in response to volatility shifts throughout 2023. The Portfolio entered the year underweight equity exposure as volatility was elevated in late 2022 driven by geopolitical tension, inflation concerns, and hawkish central banks. It further de-risked in March in response to spiking volatility resulting from the banking crisis. However, the Portfolio moved to neutral equity exposure late in the second quarter as a result of reduced volatility. Despite briefly moving to overweight equity exposure in the third quarter, the Portfolio was underweight for the majority of the second half of the year as volatility stayed elevated amid tensions in the Middle East and inflationary pressures. The underperformance of the equity portion of the overlay sleeve was driven by its underweight position to equities as equity markets rallied in 2023.

The Portfolio’s fixed income allocations were additive to returns. Positioning within the long end of the U.S. yield curve detracted from performance, particularly during the second half of the year as 20-year interest rates rose. Within a diversified set of spread sectors, an allocation to investment-grade corporate credit contributed to performance as corporate credit spreads tightened over the period.

In regards to Portfolio positioning, the Overlay Sleeve ended the period underweight equity exposure. The Portfolio’s fixed income exposure ended the period underweight duration. Additionally, the fixed income portion has exposure to investment grade corporate credit as well as Agency MBS in an effort to diversify and enhance the return potential.

Derivatives were used in the Portfolio and were instrumental in obtaining specific exposures in an effort to gain from anticipated market developments. The Portfolio’s equity exposure was obtained via the use of E-mini S&P 500 Index futures contracts. Currency exposure was in part implemented through the use of currency forwards. The derivatives performed as expected over the period.

The Base Sleeve is managed by:

Investment Committee

Brighthouse Investment Advisers, LLC

The Overlay Sleeve is managed by:

Graham A. Rennison

David L. Braun

Paul-James White

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Brighthouse Balanced Plus Portfolio
Class B	9.24	5.01	4.78
Dow Jones Moderate Portfolio Index	12.70	6.89	5.49

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
U.S. Treasury Bonds	14.5
U.S. Treasury Notes	11.8
BlackRock Bond Income Portfolio (Class A)	7.2
TCW Core Fixed Income Portfolio (Class A)	5.9
PIMCO Total Return Portfolio (Class A)	5.5
JPMorgan Core Bond Portfolio (Class A)	4.2
Harris Oakmark International Portfolio (Class A)	3.9
Western Asset Management U.S. Government Portfolio (Class A)	3.4
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	3.3
Baillie Gifford International Stock Portfolio (Class A)	2.9

Exposure by Asset Class

% of Net Assets
Investment Grade Fixed Income	62.5
U.S. Large Cap Equities	27.9
International Developed Market Equities	12.8
High Yield Fixed Income	5.7
U.S. Mid Cap Equities	5.6
U.S. Small Cap Equities	5.0
International Fixed Income	2.5
Global Equities	2.3
Emerging Market Equities	1.9
Real Estate Equities	0.9

BHFTI-3

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Balanced Plus Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class B (a) (b)	Actual	0.94%	$1,000.00	$1,030.80	$4.81
	Hypothetical*	0.94%	$1,000.00	$1,020.47	$4.79

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.
(b)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of December 31, 2023

Mutual Funds—69.7% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—69.7%
AB International Bond Portfolio (Class A) (a)	11,972,926	$95,543,947
Allspring Mid Cap Value Portfolio (Class A) (a)	10,367,742	116,429,741
Baillie Gifford International Stock Portfolio (Class A) (b)	21,033,760	220,223,464
BlackRock Bond Income Portfolio (Class A) (b)	6,022,575	555,642,785
BlackRock Capital Appreciation Portfolio (Class A) (b)	468,858	16,991,432
BlackRock High Yield Portfolio (Class A) (a)	10,363,908	76,382,000
Brighthouse Small Cap Value Portfolio (Class A) (a)	6,774,372	95,179,920
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A) (a)	8,604,683	75,979,350
Brighthouse/Artisan International Portfolio (Class A) (a)	15,143,487	155,826,481
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	535,365	116,372,333
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	10,853,377	109,293,509
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	11,087,040	109,983,435
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	20,931,154	183,984,841
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	12,725,004	99,891,284
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	1,040,962	29,688,246
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	2,489,815	34,409,243
CBRE Global Real Estate Portfolio (Class A) (a)	6,695,128	70,566,651
Frontier Mid Cap Growth Portfolio (Class A) (b) (c)	4,033,640	101,284,689
Harris Oakmark International Portfolio (Class A) (a)	22,894,303	300,373,253
Invesco Comstock Portfolio (Class A) (a)	669,344	8,527,441
Invesco Global Equity Portfolio (Class A) (a)	3,280,358	78,531,779
Invesco Small Cap Growth Portfolio (Class A) (a) (c)	8,314,473	68,178,679
Jennison Growth Portfolio (Class A) (b) (c)	1,711,838	24,530,643
JPMorgan Core Bond Portfolio (Class A) (a)	35,837,767	325,048,549
JPMorgan Small Cap Value Portfolio (Class A) (a)	6,029,234	68,070,055
Loomis Sayles Growth Portfolio (Class A) (a)	1,247,134	19,343,055
MFS Research International Portfolio (Class A) (a)	16,513,136	199,808,951
MFS Value Portfolio (Class A) (b)	1,764,467	24,561,379
Morgan Stanley Discovery Portfolio (Class A) (a) (c)	6,738,687	38,545,290
Neuberger Berman Genesis Portfolio (Class A) (b)	2,939,269	54,288,302
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	15,760,590	149,725,601
PIMCO Total Return Portfolio (Class A) (a)	42,338,369	419,996,620
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	7,028,599	68,669,414
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	736,239	19,399,893
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	6,145,098	58,439,881
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	4,793,775	95,396,126
TCW Core Fixed Income Portfolio (Class A) (a)	50,618,586	451,011,601
VanEck Global Natural Resources Portfolio (Class A) (b)	8,478,985	100,815,133
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	23,115,946	253,581,927
Western Asset Management U.S. Government Portfolio (Class A) (b)	25,078,852	264,331,095

Total Mutual Funds (Cost $5,699,294,356)		5,354,848,018

U.S. Treasury & Government Agencies—29.3%
Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—2.7%
Federal Home Loan Mortgage Corp. 4.000%, 05/01/48	4,693	$4,497
4.000%, 03/01/50	81,905	78,757
4.000%, 05/01/50	26,070	24,829
5.000%, 08/01/53	29,201,556	28,889,354
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 3.176%, 11/25/28	2,673,638	2,599,314
Federal National Mortgage Association
2.920%, 03/01/35	2,950,000	2,515,794
3.000%, 12/01/51	29,097,528	25,734,054
3.180%, 07/01/35	2,455,472	2,194,975
4.000%, 08/01/47	21,749	20,966
4.000%, 06/01/48	92,784	89,315
4.000%, 11/01/48	5,333	5,132
4.000%, 03/01/49	942,462	906,848
4.000%, 08/01/49	117,035	112,175
4.000%, 03/01/50	19,878,740	18,996,147
4.000%, 07/01/50	4,014,644	3,854,468
Government National Mortgage Association, TBA 4.000%, TBA (d)	110,000,000	105,015,900
Uniform Mortgage-Backed Security, TBA 4.000%, TBA (d)	16,000,000	15,131,875

		206,174,400

Federal Agencies—0.3%
Resolution Funding Corp. Principal STRIPS
Zero Coupon, 04/15/30	19,500,000	14,849,758
Tennessee Valley Authority 2.875%, 02/01/27	1,700,000	1,634,968
4.250%, 09/15/65	10,000,000	9,187,860

		25,672,586

U.S. Treasury—26.3%
U.S. Treasury Bonds 1.375%, 08/15/50	358,500,000	199,765,722
1.625%, 11/15/50	144,200,000	85,911,656
1.875%, 02/15/51	173,000,000	109,699,570
2.000%, 08/15/51	57,600,000	37,613,250
2.750%, 11/15/42	132,600,000	107,224,711
2.875%, 05/15/43	126,000,000	103,433,203
2.875%, 11/15/46	114,100,000	91,364,684
2.875%, 05/15/52	56,900,000	45,302,180
3.000%, 11/15/44	80,000,000	66,209,375
3.125%, 02/15/43	89,700,000	76,672,476
3.375%, 05/15/44	99,895,000	88,075,393
3.625%, 02/15/53	50,000,000	46,171,875
3.625%, 05/15/53	37,700,000	34,854,828
4.750%, 11/15/53	20,000,000	22,428,125
U.S. Treasury Notes
0.375%, 09/30/27 (e)	125,000,000	109,633,789
0.500%, 02/28/26 (e) (f)	21,100,000	19,498,543
0.750%, 05/31/26	300,000,000	276,925,782
1.375%, 10/31/28	37,900,000	33,732,480
2.750%, 07/31/27	29,400,000	28,221,703

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
3.500%, 01/31/28 (e)	75,000,000	$73,816,406
3.500%, 04/30/30	100,000,000	97,738,281
3.750%, 05/31/30 (g)	138,000,000	136,776,328
4.125%, 10/31/27 (e)	34,900,000	35,119,488
4.125%, 08/31/30	50,000,000	50,626,953
5.000%, 09/30/25 (e)	44,600,000	45,054,711

		2,021,871,512

Total U.S. Treasury & Government Agencies (Cost $2,676,581,997)		2,253,718,498

Corporate Bonds & Notes—2.1%

Banks—2.0%
Bank of America Corp. 3.419%, 3M TSFR + 1.302%, 12/20/28 (h)	20,000,000	18,838,578
Citigroup, Inc. 3.887%, 3M TSFR + 1.825%, 01/10/28 (h)	20,000,000	19,339,752
Cooperatieve Rabobank UA 4.375%, 08/04/25	5,000,000	4,909,565
Goldman Sachs Group, Inc. 3.691%, 3M TSFR + 1.772%, 06/05/28 (h)	10,000,000	9,554,369
3.750%, 02/25/26	19,500,000	19,052,818
HSBC Holdings PLC 4.300%, 03/08/26	20,000,000	19,664,149
5.250%, 03/14/44	3,000,000	2,927,329
JPMorgan Chase & Co. 3.540%, 3M TSFR + 1.642%, 05/01/28 (h)	10,000,000	9,543,518
4.000%, 3M TSFR + 2.745%, 04/01/25 (h)	8,000,000	7,514,271
6.125%, 3M TSFR + 3.592%, 04/30/24 (h)	3,000,000	2,973,277
Mitsubishi UFJ Financial Group, Inc. 2.852%, 1Y H15 + 1.100%, 01/19/33 (h)	5,100,000	4,368,661
Mizuho Financial Group, Inc. 4.254%, 3M TSFR + 1.532%, 09/11/29 (h)	5,000,000	4,827,356
Morgan Stanley 3.591%, 3M TSFR + 1.340%, 07/22/28 (h)	20,000,000	19,092,876
UBS Group AG 3.179%, 1Y H15 + 1.100%, 02/11/43 (144A) (h)	3,000,000	2,218,601
Wells Fargo & Co. 5.900%, 06/15/24 (h)	8,600,000	8,509,334

		153,334,454

Diversified Financial Services—0.0%
Blackstone Holdings Finance Co. LLC 3.200%, 01/30/52 (144A)	1,300,000	894,681

Electric—0.0%
Israel Electric Corp. Ltd. 3.750%, 02/22/32 (144A)	900,000	760,860
MidAmerican Energy Co. 2.700%, 08/01/52	800,000	516,725

		1,277,585

Telecommunications—0.1%
AT&T, Inc. 3.500%, 09/15/53	2,045,000	1,484,071
3.800%, 12/01/57	1,556,000	1,156,641

		2,640,712

Transportation—0.0%
Vessel Management Services, Inc. 3.432%, 08/15/36	2,119,000	1,982,801

Total Corporate Bonds & Notes (Cost $174,048,599)		160,130,233

Mortgage-Backed Securities—0.5%

Collateralized Mortgage Obligations—0.2%
Citigroup Mortgage Loan Trust, Inc. 3.000%, 11/27/51 (144A) (h)	19,639,537	16,803,195

Commercial Mortgage-Backed Securities—0.3%
BANK 4.493%, 06/15/55 (h)	15,000,000	14,400,292
BBCMS Mortgage Trust 2.299%, 02/15/54	11,400,000	9,558,303

		23,958,595

Total Mortgage-Backed Securities (Cost $44,191,150)		40,761,790

Municipals—0.0%
Los Angeles Community College District 6.750%, 08/01/49	400,000	498,741
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,845,000	1,683,497

Total Municipals (Cost $2,512,922)		2,182,238

Short-Term Investments—0.2%

Repurchase Agreements—0.2%
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $13,107,889; collateralized by U.S. Treasury Bond at 2.375%, maturing 11/15/49, with a market value of $13,283,078.	13,100,000	13,100,000
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $2,696,025; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $2,749,252.	2,695,276	2,695,276

Total Short-Term Investments (Cost $15,795,276)		15,795,276

Total Investments—101.8% (Cost $8,612,424,300)		7,827,436,053
Other assets and liabilities (net)—(1.8)%		(139,121,328)

Net Assets—100.0%		$7,688,314,725

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of December 31, 2023

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2023, the market value of securities pledged was $99,603,813.
(f)	All or a portion of the security was pledged as collateral against TBA securities. As of December 31, 2023, the market value of securities pledged was $3,696.
(g)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(h)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, the market value of 144A securities was $20,677,337, which is 0.3% of net assets.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini Futures	03/15/24	8,162	USD	1,967,042,000	$68,132,373

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(TSFR)—	Term Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$5,354,848,018	$—	$—	$5,354,848,018
Total U.S. Treasury & Government Agencies*	—	2,253,718,498	—	2,253,718,498
Total Corporate Bonds & Notes*	—	160,130,233	—	160,130,233
Total Mortgage-Backed Securities*	—	40,761,790	—	40,761,790
Total Municipals*	—	2,182,238	—	2,182,238
Total Short-Term Investments*	—	15,795,276	—	15,795,276
Total Investments	$5,354,848,018	$2,472,588,035	$—	$7,827,436,053

Secured Borrowings (Liability)	$—	$(49,156,134)	$—	$(49,156,134)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$68,132,373	$—	$—	$68,132,373

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a)	$2,472,588,035
Affiliated investments at value (b)	5,354,848,018
Cash	114,124
Cash denominated in foreign currencies (c)	388,593
Receivable for:
Investments sold	22,943,875
Affiliated investments sold	986,248
Interest	15,067,421
Deferred dollar roll income	84,638
Prepaid expenses	8,847

Total Assets	7,867,029,799
Liabilities
Secured borrowings	49,156,134
Cash collateral (d)	1,430,000
Payables for:
TBA securities purchased	117,624,844
Fund shares redeemed	2,704,042
Variation margin on futures contracts	4,336,496
Accrued Expenses:
Management fees	1,544,874
Distribution and service fees	1,605,584
Deferred trustees’ fees	166,395
Other expenses	146,705

Total Liabilities	178,715,074

Net Assets	$7,688,314,725

Net Assets Consist of:
Paid in surplus	$8,867,696,952
Distributable earnings (Accumulated losses)	(1,179,382,227)

Net Assets	$7,688,314,725

Net Assets
Class B	$7,688,314,725
Capital Shares Outstanding*
Class B	883,966,651
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$8.70

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,913,129,944.
(b)	Identified cost of affiliated investments was $5,699,294,356.
(c)	Identified cost of cash denominated in foreign currencies was $388,249.
(d)	Includes collateral of $680,000 for TBA securities and $750,000 for secured-borrowing transactions.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends from affiliated investments	$142,963,203
Interest	75,139,465

Total investment income	218,102,668
Expenses
Management fees	18,698,905
Administration fees	126,329
Custodian and accounting fees	135,723
Distribution and service fees—Class B	19,637,707
Interest expense	4,891,661
Audit and tax services	62,786
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	37,545
Insurance	21,502
Miscellaneous	42,903

Total expenses	43,747,864
Less management fee waiver	(250,000)

Net expenses	43,497,864

Net Investment Income	174,604,804

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(57,644,513)
Affiliated investments	(181,560,473)
Futures contracts	(32,202,103)
Foreign currency transactions	2,203
Forward foreign currency transactions	11,034
Capital gain distributions from affiliated investments	82,627,758

Net realized gain (loss)	(188,766,094)

Net change in unrealized appreciation (depreciation) on:
Investments	83,314,920
Affiliated investments	523,829,908
Futures contracts	93,470,123
Foreign currency transactions	9,648
Forward foreign currency transactions	5,107

Net change in unrealized appreciation (depreciation)	700,629,706

Net realized and unrealized gain (loss)	511,863,612

Net Increase (Decrease) in Net Assets From Operations	$686,468,416

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$174,604,804	$177,017,493
Net realized gain (loss)	(188,766,094)	(248,573,283)
Net change in unrealized appreciation (depreciation)	700,629,706	(2,382,392,068)

Increase (decrease) in net assets from operations	686,468,416	(2,453,947,858)

From Distributions to Shareholders
Class B	(249,923,152)	(1,108,303,549)

Total distributions	(249,923,152)	(1,108,303,549)

Increase (decrease) in net assets from capital share transactions	(808,648,392)	100,802

Total increase (decrease) in net assets	(372,103,128)	(3,562,150,605)

Net Assets
Beginning of period	8,060,417,853	11,622,568,458

End of period	$7,688,314,725	$8,060,417,853

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class B
Sales	1,682,851	$14,133,863	4,793,973	$41,900,650
Reinvestments	29,823,765	249,923,152	130,388,653	1,108,303,549
Redemptions	(128,533,443)	(1,072,705,407)	(122,050,947)	(1,150,103,397)

Net increase (decrease)	(97,026,827)	$(808,648,392)	13,131,679	$100,802

Increase (decrease) derived from capital shares transactions		$(808,648,392)		$100,802

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Financial Highlights

Selected per share data

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.22	$12.01	$11.84	$12.01	$9.92

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.19	0.18	0.14	0.25	0.24
Net realized and unrealized gain (loss)	0.56	(2.76)	0.73	1.06	2.08

Total income (loss) from investment operations	0.75	(2.58)	0.87	1.31	2.32

Less Distributions
Distributions from net investment income	(0.27)	(0.25)	(0.28)	(0.29)	(0.23)
Distributions from net realized capital gains	0.00	(0.96)	(0.42)	(1.19)	0.00

Total distributions	(0.27)	(1.21)	(0.70)	(1.48)	(0.23)

Net Asset Value, End of Period	$8.70	$8.22	$12.01	$11.84	$12.01

Total Return (%) (b)	9.24	(21.81)	7.54	12.52	23.57

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.55	0.51	0.49	0.50	0.50
Gross ratio of expenses to average net assets excluding interest expense (%) (c)	0.49	0.49	0.49	0.49	0.50
Net ratio of expenses to average net assets (%) (c) (d)	0.55	0.51	0.49	0.49	0.49
Net ratio of expenses to average net assets excluding interest expense (%) (c) (d)	0.49	0.49	0.49	0.49	0.49
Ratio of net investment income (loss) to average net assets (%) (e)	2.22	1.91	1.18	2.19	2.18
Portfolio turnover rate (%)	41 (f)	26 (f)	45 (f)	76 (f)	76 (f)
Net assets, end of period (in millions)	$7,688.3	$8,060.4	$11,622.6	$12,162.6	$12,014.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 12%, 8%,18%, 24%, and 15% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Balanced Plus Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 70% of its assets (the “Base Portion”) in other Portfolios of the Trust or of Brighthouse Funds Trust II (“Underlying Portfolios”) and approximately 30% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded over-the-counter (“OTC”) are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gains in the Statement of Operations. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $15,795,276, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it under the agreement. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2023, the Portfolio had an outstanding reverse repurchase agreement balance for 153 days. The average amount of borrowings was $115,430,225 and the annualized weighted average interest rate was 4.552% during the 153 day period. There were no outstanding reverse repurchase agreements as of December 31, 2023.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2023, the Portfolio entered into secured borrowing transactions involving U.S. Treasury securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may also receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The cost of the secured borrowing transaction is recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2023, the Portfolio had an outstanding secured borrowing transaction balance for 210 days. For the year ended December 31, 2023, the Portfolio’s average amount of borrowings was $92,308,902 and the weighted average interest rate was 4.790% during the 210 day period.

At December 31, 2023, the amount of the Portfolio’s outstanding borrowings was $49,156,134. Cash in the amount of $750,000 has been received as collateral under the terms of the Master Securities Forward Transaction Agreement (“MSFTA”) as of December 31, 2023. The MSFTA is a master netting agreement which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of December 31, 2023:

Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset (a)	Collateral (Received) (b)	Net Amount (c)
UBS Securities LLC .	($49,156,134)	$49,556,641	$(750,000)	$(349,493)

(a)	Represents market value of borrowings as of December 31, 2023.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity

BHFTI-15

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Secured Borrowing Transactions
U.S. Treasury	$—	$—	$(49,156,134)	$—	$(49,156,134)
Total Borrowings	$—	$—	$(49,156,134)	$—	$(49,156,134)
Gross amount of recognized liabilities for secured borrowing transactions .					$(49,156,134)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity derivative instruments, consisting primarily of stock index futures, was used to increase or decrease the Portfolio’s overall equity exposure. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$68,132,373

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$11,034	$11,034
Futures contracts	(33,262)	(32,168,841)	—	(32,202,103)

	$(33,262)	$(32,168,841)	$11,034	$(32,191,069)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)		Equity	Foreign Exchange	Total
Forward foreign currency transactions		$—	$5,107	$5,107
Futures contracts		93,470,123	—	93,470,123

		$93,470,123	$5,107	$93,475,230

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$197,329
Futures contracts long	1,210,873,846

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any

BHFTI-17

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: LIBOR was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The full impact of the transition on the Portfolio, the financial instruments in which the Portfolio invests and financial markets more generally cannot yet be fully determined.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$2,954,146,891	$256,927,643	$2,954,652,582	$987,710,696

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2023 were as follows:

Purchases	Sales
$2,239,173,965	$2,238,319,531

BHFTI-18

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by Brighthouse Investment Advisers (Overlay Portion managed by the Subadviser) for the year ended December 31, 2023	% per annum	Average Daily Net Assets of the Overlay Portion
$15,554,394	0.725%	First $250 million
	0.700%	$250 million to $750 million
	0.675%	$750 million to $1 billion
	0.650%	Over $1 billion

Management Fees earned by Brighthouse Investment Advisers (Base Portion managed by the Adviser) for the year ended December 31, 2023	% per annum	Average Daily Net Assets of the Base Portion
$3,144,511	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays Brighthouse Investment Advisers a management fee through its investment in the Underlying Portfolios.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Overlay Portion of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets of the Overlay Portion
0.050%	First $250 million
0.025%	$250 million to $750 million
0.025%	$2.5 billion to $5 billion
0.050%	Over $5 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees -The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares

BHFTI-19

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2023 were as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2023
AB International Bond Portfolio (Class A)	$103,530,731	$5,191,222	$(16,445,190)	$(5,193,466)	$8,460,650	$95,543,947
Allspring Mid Cap Value Portfolio (Class A)	125,415,261	17,858,910	(19,744,703)	1,659,342	(8,759,069)	116,429,741
Baillie Gifford International Stock Portfolio (Class A)	233,029,567	2,878,222	(52,664,728)	(802,590)	37,782,993	220,223,464
BlackRock Bond Income Portfolio (Class A)	600,858,722	18,202,593	(76,700,454)	(14,624,555)	27,906,479	555,642,785
BlackRock Capital Appreciation Portfolio (Class A)	16,765,859	359,920	(6,954,194)	(2,052,299)	8,872,146	16,991,432
BlackRock High Yield Portfolio (Class A)	82,492,800	4,378,670	(15,923,747)	(3,407,350)	8,841,627	76,382,000
Brighthouse Small Cap Value Portfolio (Class A)	100,426,823	10,188,074	(19,437,698)	(2,595,182)	6,597,903	95,179,920
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	83,201,003	1,007,745	(12,627,035)	1,489,483	2,908,154	75,979,350
Brighthouse/Artisan International Portfolio (Class A)	170,403,168	2,876,903	(37,208,540)	(753,094)	20,508,044	155,826,481
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	121,962,478	16,570,806	(26,049,132)	(492,593)	4,380,774	116,372,333
Brighthouse/Dimensional International Small Company Portfolio (Class A)	119,081,348	6,483,921	(24,427,629)	(7,655,886)	15,811,755	109,293,509
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	123,101,681	6,933,313	(25,588,078)	(2,251,919)	7,788,438	109,983,435
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	206,261,400	7,356,795	(33,258,459)	(5,256,855)	8,881,960	183,984,841
Brighthouse/Templeton International Bond Portfolio (Class A)	110,864,844	—	(14,363,978)	(7,609,976)	11,000,394	99,891,284
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	32,576,439	3,807,337	(5,073,848)	(268,588)	(1,353,094)	29,688,246
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	36,546,377	2,238,470	(10,330,204)	(896,959)	6,851,559	34,409,243
CBRE Global Real Estate Portfolio (Class A)	73,913,103	1,983,108	(11,956,607)	(1,488,085)	8,115,132	70,566,651
Frontier Mid Cap Growth Portfolio (Class A)	104,893,768	—	(21,309,716)	(6,888,424)	24,589,061	101,284,689
Harris Oakmark International Portfolio (Class A)	325,416,366	6,523,273	(84,174,666)	(7,734,875)	60,343,155	300,373,253
Invesco Comstock Portfolio (Class A)	9,159,874	1,753,049	(1,663,037)	282,179	(1,004,624)	8,527,441
Invesco Global Equity Portfolio (Class A)	82,264,229	4,911,063	(28,527,591)	474,194	19,409,884	78,531,779
Invesco Small Cap Growth Portfolio (Class A)	70,118,909	—	(10,249,446)	(8,906,221)	17,215,437	68,178,679
Jennison Growth Portfolio (Class A)	23,997,137	45,742	(10,476,809)	(2,413,048)	13,377,621	24,530,643
JPMorgan Core Bond Portfolio (Class A)	351,552,981	10,521,942	(45,424,395)	(7,524,669)	15,922,690	325,048,549
JPMorgan Small Cap Value Portfolio (Class A)	70,637,573	7,949,449	(12,605,155)	(4,718,245)	6,806,433	68,070,055
Loomis Sayles Growth Portfolio (Class A)	20,048,063	1,136,941	(9,386,768)	190,532	7,354,287	19,343,055
MFS Research International Portfolio (Class A)	218,529,555	7,595,550	(44,891,361)	3,769,946	14,805,261	199,808,951
MFS Value Portfolio (Class A)	26,690,492	3,555,839	(4,048,905)	(473,922)	(1,162,125)	24,561,379
Morgan Stanley Discovery Portfolio (Class A)	32,722,140	4,595,840	(12,383,698)	(41,087,302)	54,698,310	38,545,290
Neuberger Berman Genesis Portfolio (Class A)	56,490,984	4,963,094	(10,471,810)	9,215	3,296,819	54,288,302
PIMCO Inflation Protected Bond Portfolio (Class A)	164,343,101	3,808,783	(20,163,313)	(2,822,987)	4,560,017	149,725,601
PIMCO Total Return Portfolio (Class A)	454,337,127	13,751,497	(59,475,980)	(16,481,525)	27,865,501	419,996,620

BHFTI-20

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2023
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	$75,051,690	$2,397,396	$(15,219,791)	$(890,468)	$7,330,587	$68,669,414
T. Rowe Price Large Cap Value Portfolio (Class A)	20,764,367	3,378,892	(3,186,734)	(429,835)	(1,126,797)	19,399,893
T. Rowe Price Mid Cap Growth Portfolio (Class A)	61,600,298	2,979,816	(14,303,510)	(3,458,567)	11,621,844	58,439,881
T. Rowe Price Small Cap Growth Portfolio (Class A)	100,061,100	2,381,260	(24,124,685)	(2,936,558)	20,015,009	95,396,126
TCW Core Fixed Income Portfolio (Class A)	484,659,582	14,506,628	(59,439,670)	(9,537,170)	20,822,231	451,011,601
VanEck Global Natural Resources Portfolio (Class A)	112,465,134	3,253,189	(8,014,121)	2,436,688	(9,325,757)	100,815,133
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	271,727,572	17,442,850	(41,175,116)	(12,934,466)	18,521,087	253,581,927
Western Asset Management U.S. Government Portfolio (Class A)	288,580,691	6,500,525	(36,763,880)	(7,284,373)	13,298,132	264,331,095

	$5,766,544,337	$232,268,627	$(986,234,381)	$(181,560,473)	$523,829,908	$5,354,848,018

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2023
AB International Bond Portfolio (Class A)	$—	$5,191,223	11,972,926
Allspring Mid Cap Value Portfolio (Class A)	16,314,091	1,544,820	10,367,742
Baillie Gifford International Stock Portfolio (Class A)	—	2,878,222	21,033,760
BlackRock Bond Income Portfolio (Class A)	—	18,202,593	6,022,575
BlackRock Capital Appreciation Portfolio (Class A)	339,983	7,354	468,858
BlackRock High Yield Portfolio (Class A)	—	4,378,670	10,363,908
Brighthouse Small Cap Value Portfolio (Class A)	8,145,156	1,224,572	6,774,372
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	—	1,007,745	8,604,683
Brighthouse/Artisan International Portfolio (Class A)	—	2,876,903	15,143,487
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	15,545,950	1,024,855	535,365
Brighthouse/Dimensional International Small Company Portfolio (Class A)	3,597,167	2,886,755	10,853,377
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	6,933,313	11,087,040
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	7,312,519	20,931,154
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	12,725,004
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	3,341,934	452,684	1,040,962
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	1,942,201	296,268	2,489,815
CBRE Global Real Estate Portfolio (Class A)	—	1,983,108	6,695,128
Frontier Mid Cap Growth Portfolio (Class A)	—	—	4,033,640
Harris Oakmark International Portfolio (Class A)	—	6,523,273	22,894,303
Invesco Comstock Portfolio (Class A)	1,556,063	196,986	669,344
Invesco Global Equity Portfolio (Class A)	4,612,878	298,184	3,280,358
Invesco Small Cap Growth Portfolio (Class A)	—	—	8,314,473
Jennison Growth Portfolio (Class A)	—	—	1,711,838
JPMorgan Core Bond Portfolio (Class A)	—	10,521,942	35,837,767
JPMorgan Small Cap Value Portfolio (Class A)	5,865,687	948,679	6,029,234
Loomis Sayles Growth Portfolio (Class A)	1,136,941	—	1,247,134
MFS Research International Portfolio (Class A)	4,005,872	3,589,678	16,513,136
MFS Value Portfolio (Class A)	3,070,002	485,837	1,764,467
Morgan Stanley Discovery Portfolio (Class A)	—	—	6,738,687
Neuberger Berman Genesis Portfolio (Class A)	4,891,078	72,016	2,939,269
PIMCO Inflation Protected Bond Portfolio (Class A)	—	3,795,706	15,760,590
PIMCO Total Return Portfolio (Class A)	—	13,751,497	42,338,369
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	2,397,396	7,028,599
T. Rowe Price Large Cap Value Portfolio (Class A)	2,954,951	423,941	736,239
T. Rowe Price Mid Cap Growth Portfolio (Class A)	2,979,816	—	6,145,098
T. Rowe Price Small Cap Growth Portfolio (Class A)	2,327,988	53,272	4,793,775
TCW Core Fixed Income Portfolio (Class A)	—	14,506,628	50,618,586
VanEck Global Natural Resources Portfolio (Class A)	—	3,253,189	8,478,985
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	17,442,850	23,115,946
Western Asset Management U.S. Government Portfolio (Class A)	—	6,500,525	25,078,852

	$82,627,758	$142,963,203

BHFTI-21

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$8,701,206,952

Gross unrealized appreciation	175,524,830
Gross unrealized (depreciation)	(1,049,295,729)

Net unrealized appreciation (depreciation)	$(873,770,899)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$249,923,152	$423,688,986	$—	$684,614,563	$249,923,152	$1,108,303,549

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$178,246,223	$—	$(873,770,555)	$(483,691,498)	$(1,179,215,830)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had accumulated short-term capital losses of $241,335,106 and accumulated long-term capital losses of $242,356,392.

During the year ended December 31, 2023, the Portfolio utilized accumulated short-term capital losses of $23,305,774.

10. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse Balanced Plus Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Balanced Plus Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agent, custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel—Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-26

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-27

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Brighthouse Balanced Plus Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Company LLC regarding the Portfolio:

The Board considered the Adviser’s provision of investment advisory services to a portion of the Portfolio (i.e., investing in underlying Portfolios). The Board noted that a committee, consisting of investment professionals from the Adviser, meets periodically to review the Portfolio’s asset allocations and discuss the performance of the Portfolio’s investments in underlying Portfolios. The Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the underlying Portfolios of the Trust in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended

BHFTI-28

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

June 30, 2023. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2023. The Board also took into account that the Portfolio underperformed the Balanced Plus Narrow Index for the one-, three-, and five-year periods ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and the Expense Universe median and equal to the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-29

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed by Allspring Global Investments, LLC and Delaware Investment Fund Advisers

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A and B shares of the Brighthouse Small Cap Value Portfolio returned 14.21% and 13.95%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index¹, returned 14.65%.

MARKET ENVIRONMENT / CONDITIONS

The Brighthouse Small Cap Value Portfolio is constructed in a multi-manager sleeve structure, with each of the two sleeves comprising roughly 50% of Portfolio assets.

The following commentary was provided by Allspring Global Investments, LLC.

Equity markets experienced significant volatility during the year. It began with concerns about rising inflation and an impending recession, temporary strain on the banking system with a few closures of smaller, regional banks, and continued interest rate increases. By the middle of the year, interest rate increases were paused yet investors expected further tightening of monetary policies by central banks and geopolitical tensions rose with a late-summer market sell-off. The sell-off quickly reversed in November as inflation and employment data moderated. The rally was further strengthened in December as the Federal Reserve (the “Fed”) indicated that interest rate cuts could begin in 2024. This optimism around a potential “soft landing” economic scenario led to a significant increase in investor risk appetites and a pullback in the U.S. Treasury yields. The market’s rapid ascension was led by the most cyclical and highest-beta stocks.

The Russell 2000 Value Index (the “Index”) returned 14.65% for the 2023 calendar year. Within the Index, Consumer Discretionary and Industrials were the best-performing sectors with returns north of 30%. Meanwhile, the more defensive, bond proxy Utilities and Consumer Staples sectors were the worst-performing sectors within the Index as interest rates rose.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio sleeve outperformed the Russell 2000 Value Index over the twelve-month period driven by sector positioning and security selection. The Index returned 14.65% as the aggressive rally to close 2023 was primarily driven by multiple expansion and a hope that the Fed will pivot to a more dovish stance in 2024.

Stock selection in Industrials, Consumer Staples, and Materials along with overweights to the outperforming Industrials and Materials sectors added value. Underweights to the underperforming Financials and Health Care sectors also contributed to relative performance. Within the Industrials sector, Mueller Industries is an industrial corporation whose holdings manufacture vital goods for important markets such as air, water, oil, and gas distribution; climate comfort; food preservation; energy transmission; medical; aerospace; and automotive. It includes a network of companies and brands throughout North America, Europe, Asia, and the Middle East. Mueller Industries’ management continued to demonstrate to investors its unique ability to successfully navigate a higher-input cost environment through price increases and increased market share.

Stock selection in Consumer Discretionary and Energy were the largest detractors from relative performance. Within Energy, Patterson-UTI Energy provides drilling and pressure pumping services throughout North America. The consolidated nature of the drilling industry gave its largest segment pricing power and cash flow durability that were misunderstood by the market, in our view. Earlier in the year, Patterson closed two sizable acquisitions (Ulterra and NEX), giving them added product and geographic breadth, which we believe should add to the durability of their cash flow streams. Recently, Patterson beat the street’s earnings and cash flow expectations yet sentiment around the large swoon in oil prices overwhelmed that positive news and led to sharp underperformance in shares.

The Portfolio made minor changes to sector positioning during the one-year period, with an increase in its weight in the Financials sector while reducing its weight in the Utilities sector as reward/risk ratios dictated. The Portfolio’s largest overweights versus its benchmark continued to be Industrials and Materials. The largest underweights were Real Estate and Financials. These weights were driven by our bottom-up reward/risk process as well as our portfolio construction methodology that was designed to isolate active risk to security selection as much as possible.

James Tringas

Bryant VanCronkhite

Portfolio Managers

Allspring Global Investments, LLC

The following commentary was provided by Delaware Investment Fund Advisers.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio sleeve underperformed, as it advanced by less than the Russell 2000 Value Index during the review period. Stock selection and an underweight allocation detracted in the Energy sector. Stock selection in Information Technology (“IT”), Industrials, and Financials detracted from relative performance. Stock selection contributed on a relative basis in the Consumer Staples sector. A relative underweight allocation in the Health Care and Communication Services sectors also contributed.

Western Alliance Bancorp is a regional bank with branches in Arizona, Nevada, and California. The company operates several national commercial lending businesses and a national residential mortgage business. The company also operates several national banking businesses, including providing bank services for companies backed by venture capital investors, the core business of Silicon Valley Bank, which was not held by the Portfolio sleeve. These venture capital investor customers made up about 11% of Western Alliance

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed by Allspring Global Investments, LLC and Delaware Investment Fund Advisers

Portfolio Manager Commentary*—(Continued)

Bancorp’s deposits. After the failure of Silicon Valley Bank, fears of a bank run at Western Alliance Bancorp caused the company’s stock to decline meaningfully in a short period of time. We exited the Portfolio’s position in Western Alliance Bancorp owing to the potential risk of a bank run.

Outfront Media, one of the largest billboard owners in the U.S., is a leading owner of transit-related billboards in major cities. Outfront leases space on its billboards on a short-term basis to a diverse range of companies. Shares of Outfront underperformed when the company took a write-down related to its contract with the New York Metropolitan Transportation Authority. The write-down was a result of the impact work-from-home trends have had in decreasing transit ridership. We exited the Portfolio’s position in Outfront as the company’s fundamentals had deteriorated.

Magnolia Oil & Gas engages in oil and gas acquisition and production in the Eagle Ford basin of South Texas. The Portfolio’s holdings in the Energy sector traded lower during the year and the Portfolio’s position in Magnolia underperformed. Magnolia pioneered a capital allocation plan focused on returning a substantial portion of its free cash flow to shareholders in the form of share repurchases and a secure and growing dividend. We maintained the Portfolio’s position in Magnolia as the company had negative net debt on its balance sheet and continued to return cash to shareholders through dividends and share repurchases.

ITT Inc. produces engineered industrial products and solutions for aerospace, auto, energy, transportation, and industrial clients. Shares of ITT performed well during the review period as the company continued its strong operational execution and progress toward achieving long-term financial targets. ITT’s orders increased, its operating margins expanded, and cash flow continued to grow. ITT announced a new $1 billion share repurchase program that it will implement at the completion of the company’s current $500 million plan. We were positive about ITT’s long-term prospects and have maintained the Portfolio’s position.

Meritage Homes, a large U.S. homebuilder that focuses on entry-level homes for first-time buyers, outperformed. The lack of available homes for sale and higher borrowing costs during the review period created strong demand for new homes, which benefited Meritage Homes. The company’s average sales price increased, and home orders and closings grew during the review period. In addition to generating strong financial results, Meritage Homes returned cash flow to shareholders by repurchasing its stock and paying a quarterly dividend. We maintained the Portfolio’s position in Meritage Homes since we believe the company is well positioned to weather a softer demand environment for housing as well as higher mortgage rates.

In the Consumer Staples sector, shares of sweet baked goods manufacturer Hostess Brands outperformed. On September 11th, Hostess announced that it agreed to be acquired by the J.M. Smucker Company for $34.25 per share, or roughly $5.6 billion, in cash and stock. The acquisition price represented a notable premium relative to the stock’s recent price. J.M. Smucker closed on its acquisition of Hostess Brands in November. At period end, the Portfolio no longer held shares in Hostess Brands or J.M. Smucker.

The Portfolio ended the review period with overweights to sectors where we viewed valuations and free cash flow generation as more attractive. The Portfolio was underweight the Health Care, Financials, Real Estate, Energy, Communication Services, Consumer Discretionary, and Utilities sectors. The Portfolio ended the period with relative overweights in the Industrials, IT, Materials, and Consumer Staples sectors. Within Industrials, the Portfolio’s relative overweight is in the electrical equipment, professional services, machinery, and ground transportation industries. The Portfolio’s IT sector holdings are in what we view as higher quality industries including semiconductors, electronic equipment, and communications equipment. The Portfolio was overweight the chemicals, paper and forest products, containers and packaging, and construction materials industries of the Materials sector. The Portfolio did not hold any positions in companies in the biotechnology or pharmaceuticals industries of the Health Care sector. In the Financials sector, the Portfolio was underweight and had no holdings in the mortgage real estate industry, had an equal weight in banks, and was overweight insurance. The Portfolio did not hold any positions in the Communication Services sector at period end.

Kelley M. Carabasi

Michael Foley

Kent P. Madden

Portfolio Managers

Delaware Investment Fund Advisers

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Brighthouse Small Cap Value Portfolio
Class A	14.21	11.08	7.43
Class B	13.95	10.81	7.17
Russell 2000 Value Index	14.65	10.00	6.76

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
J & J Snack Foods Corp.	2.3
Innospec, Inc.	1.9
Mueller Industries, Inc.	1.9
Avient Corp.	1.8
Eagle Materials, Inc.	1.6
Hancock Whitney Corp.	1.6
Franklin Electric Co., Inc.	1.5
Atkore, Inc.	1.5
Belden, Inc.	1.3
Webster Financial Corp.	1.3

Top Sectors

% of Net Assets
Industrials	24.9
Financials	22.1
Materials	12.5
Consumer Discretionary	8.0
Energy	7.6
Information Technology	6.6
Consumer Staples	6.3
Health Care	4.4
Real Estate	3.8
Utilities	1.7

BHFTI-3

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.78%	$1,000.00	$1,084.90	$4.10
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

Class B (a)	Actual	1.03%	$1,000.00	$1,083.80	$5.41
	Hypothetical*	1.03%	$1,000.00	$1,020.01	$5.24

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—98.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.4%
Leonardo DRS, Inc. (a)	176,700	$3,541,068

Automobile Components—0.9%
Adient PLC (a)	123,500	4,490,460
Atmus Filtration Technologies, Inc. (a)	37,573	882,590
Holley, Inc. (a)	550,747	2,682,138

		8,055,188

Banks—12.3%
Associated Banc-Corp. (b)	204,618	4,376,779
Bank of NT Butterfield & Son Ltd.	92,250	2,952,923
Cadence Bank (b)	151,550	4,484,364
Columbia Banking System, Inc.	212,841	5,678,598
Comerica, Inc.	51,150	2,854,682
East West Bancorp, Inc.	96,900	6,971,955
First Financial Bancorp	163,550	3,884,313
First Hawaiian, Inc. (b)	106,312	2,430,292
First Interstate BancSystem, Inc. - Class A	106,187	3,265,250
FNB Corp. (b)	486,950	6,705,301
Hancock Whitney Corp.	308,305	14,980,540
Hope Bancorp, Inc.	300,040	3,624,483
Renasant Corp.	109,459	3,686,579
Sandy Spring Bancorp, Inc.	78,575	2,140,383
SouthState Corp. (b)	84,176	7,108,663
Synovus Financial Corp.	152,450	5,739,742
UMB Financial Corp. (b)	138,692	11,587,717
Valley National Bancorp (b)	677,150	7,353,849
WaFd, Inc.	105,800	3,487,168
Webster Financial Corp.	232,935	11,823,781

		115,137,362

Beverages—0.4%
Primo Water Corp.	272,827	4,106,046

Building Products—4.6%
CSW Industrials, Inc.	42,757	8,868,229
Griffon Corp. (b)	112,134	6,834,567
Janus International Group, Inc. (a) (b)	411,773	5,373,638
Quanex Building Products Corp. (b)	220,978	6,755,297
Simpson Manufacturing Co., Inc. (b)	19,701	3,900,404
UFP Industries, Inc.	60,893	7,645,116
Zurn Elkay Water Solutions Corp. - Class C (b)	142,850	4,201,219

		43,578,470

Capital Markets—1.5%
B Riley Financial, Inc. (b)	21,368	448,514
GlassBridge Enterprises, Inc. (a)	572	45,760
MidCap Financial Investment Corp.	172,853	2,364,629
New Mountain Finance Corp.	229,588	2,920,359
Stifel Financial Corp. (b)	108,750	7,520,063
Westwood Holdings Group, Inc.	42,205	530,517

		13,829,842

Chemicals—6.9%
Ashland, Inc.	29,450	2,482,930
Avient Corp.	402,781	16,743,606

Chemicals—(Continued)
Ecovyst, Inc. (a) (b)	395,521	3,864,240
Element Solutions, Inc.	26,512	613,488
HB Fuller Co.	64,750	5,271,297
Huntsman Corp.	130,550	3,280,721
Innospec, Inc.	147,048	18,122,196
Mativ Holdings, Inc. (b)	311,563	4,770,030
Minerals Technologies, Inc.	32,404	2,310,729
NewMarket Corp.	13,524	7,381,805

		64,841,042

Commercial Services & Supplies—1.6%
ACCO Brands Corp.	381,156	2,317,429
Ennis, Inc. (b)	122,834	2,691,293
Matthews International Corp. - Class A	35,337	1,295,101
Stericycle, Inc. (a) (b)	6,889	341,419
UniFirst Corp.	24,040	4,397,156
Viad Corp. (a) (b)	99,999	3,619,964

		14,662,362

Communications Equipment—0.6%
NetScout Systems, Inc. (a)	122,590	2,690,851
Viavi Solutions, Inc. (a)	259,500	2,613,165

		5,304,016

Construction & Engineering—1.7%
API Group Corp. (a)	210,394	7,279,633
MasTec, Inc. (a) (b)	76,245	5,773,271
MDU Resources Group, Inc.	134,133	2,655,833

		15,708,737

Construction Materials—2.3%
Eagle Materials, Inc. (b)	74,537	15,119,085
Knife River Corp. (a) (b)	39,800	2,633,964
Summit Materials, Inc. - Class A (a)	111,753	4,298,020

		22,051,069

Consumer Finance—0.2%
Bread Financial Holdings, Inc.	66,800	2,200,392

Consumer Staples Distribution & Retail—0.4%
Performance Food Group Co. (a)	53,631	3,708,584

Containers & Packaging—2.4%
Berry Global Group, Inc.	88,003	5,930,522
Myers Industries, Inc.	160,626	3,140,239
Silgan Holdings, Inc. (b)	167,500	7,579,375
TriMas Corp.	230,649	5,842,339

		22,492,475

Electric Utilities—0.9%
ALLETE, Inc. (b)	37,750	2,308,790
IDACORP, Inc. (b)	18,588	1,827,572
OGE Energy Corp.	131,300	4,586,309

		8,722,671

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Electrical Equipment—1.9%
Atkore, Inc. (a) (b)	85,901	$13,744,160
Regal Rexnord Corp. (b)	30,456	4,508,097

		18,252,257

Electronic Equipment, Instruments & Components—3.4%
Belden, Inc.	153,212	11,835,627
Flex Ltd. (a)	230,587	7,023,680
Knowles Corp. (a)	51,036	914,055
TD SYNNEX Corp.	31,100	3,346,671
TTM Technologies, Inc. (a)	300,276	4,747,364
Vishay Intertechnology, Inc.	172,850	4,143,214

		32,010,611

Energy Equipment & Services—1.9%
Forum Energy Technologies, Inc. (a) (b)	18,776	416,264
Liberty Energy, Inc. (b)	372,977	6,765,803
Noble Corp. PLC	68,900	3,318,224
Patterson-UTI Energy, Inc. (b)	708,225	7,648,830

		18,149,121

Financial Services—1.2%
Compass Diversified Holdings	41,785	938,073
Essent Group Ltd.	86,050	4,538,277
Euronet Worldwide, Inc. (a)	28,404	2,882,722
Jackson Financial, Inc. - Class A	56,418	2,888,602

		11,247,674

Food Products—3.4%
Flowers Foods, Inc. (b)	113,200	2,548,132
J & J Snack Foods Corp. (b)	126,875	21,205,888
Nomad Foods Ltd. (a)	350,736	5,944,975
Tootsie Roll Industries, Inc. (b)	55,589	1,847,778

		31,546,773

Gas Utilities—0.4%
Southwest Gas Holdings, Inc. (b)	57,000	3,610,950

Ground Transportation—1.2%
Saia, Inc. (a) (b)	4,950	2,169,189
Werner Enterprises, Inc.	222,344	9,420,715

		11,589,904

Health Care Equipment & Supplies—1.8%
Enovis Corp. (a) (b)	49,556	2,776,127
Globus Medical, Inc. - Class A (a)	65,320	3,480,903
Integer Holdings Corp. (a) (b)	52,450	5,196,746
Integra LifeSciences Holdings Corp. (a)	52,650	2,292,907
Varex Imaging Corp. (a) (b)	167,546	3,434,693

		17,181,376

Health Care Providers & Services—1.0%
AMN Healthcare Services, Inc. (a) (b)	13,877	1,039,110
Patterson Cos., Inc. (b)	230,254	6,550,726
Premier, Inc. - Class A	93,538	2,091,510

		9,681,346

Health Care REITs—0.4%
National Health Investors, Inc. (b)	67,600	3,775,460

Hotel & Resort REITs—0.5%
Apple Hospitality REIT, Inc. (b)	257,500	4,277,075

Hotels, Restaurants & Leisure—2.0%
Choice Hotels International, Inc. (b)	23,700	2,685,210
Denny’s Corp. (a) (b)	433,228	4,713,521
Dine Brands Global, Inc. (b)	92,853	4,610,151
Jack in the Box, Inc. (b)	37,437	3,055,982
Texas Roadhouse, Inc.	31,350	3,831,911

		18,896,775

Household Durables—2.1%
Helen of Troy Ltd. (a) (b)	53,671	6,483,994
KB Home	75,550	4,718,853
M/I Homes, Inc. (a)	22,500	3,099,150
Meritage Homes Corp.	32,400	5,644,080

		19,946,077

Household Products—2.1%
Central Garden & Pet Co. (Non-Voting Shares) - Class A (a)	104,678	4,610,019
Central Garden & Pet Co. (Voting Shares) (a) (b)	85,711	4,294,978
Spectrum Brands Holdings, Inc. (b)	130,792	10,433,278

		19,338,275

Industrial REITs—0.4%
LXP Industrial Trust	403,350	4,001,232

Insurance—5.4%
Assurant, Inc.	31,100	5,240,039
Axis Capital Holdings Ltd.	82,600	4,573,562
Enstar Group Ltd. (a) (b)	30,105	8,861,407
Hanover Insurance Group, Inc.	94,029	11,417,001
National Western Life Group, Inc. - Class A	6,693	3,232,853
ProAssurance Corp.	100,186	1,381,565
Selective Insurance Group, Inc.	33,740	3,356,455
Stewart Information Services Corp.	191,132	11,229,005
White Mountains Insurance Group Ltd. (b)	870	1,309,359

		50,601,246

Interactive Media & Services—0.2%
Ziff Davis, Inc. (a)	30,334	2,038,141

IT Services—0.6%
Kyndryl Holdings, Inc. (a) (b)	242,787	5,045,114
Perficient, Inc. (a) (b)	13,006	856,055

		5,901,169

Leisure Products—0.5%
Acushnet Holdings Corp. (b)	73,900	4,668,263

Life Sciences Tools & Services—0.5%
Azenta, Inc. (a) (b)	69,008	4,495,181

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—8.0%
Alamo Group, Inc.	30,181	$6,343,744
Barnes Group, Inc. (b)	28,050	915,272
Columbus McKinnon Corp. (b)	73,922	2,884,436
Douglas Dynamics, Inc. (b)	178,887	5,309,366
Franklin Electric Co., Inc.	148,662	14,368,182
Gates Industrial Corp. PLC (a)	201,213	2,700,278
Hillenbrand, Inc. (b)	14,880	712,008
Hillman Solutions Corp. (a) (b)	582,788	5,367,477
ITT, Inc.	63,080	7,526,706
Mayville Engineering Co., Inc. (a)	146,602	2,114,001
Mueller Industries, Inc. (b)	379,065	17,872,915
Terex Corp. (b)	77,500	4,453,150
Timken Co. (b)	53,250	4,267,988

		74,835,523

Marine Transportation—0.4%
Kirby Corp. (a)	43,550	3,417,804

Media—0.2%
DallasNews Corp. (b)	43,318	184,968
Thryv Holdings, Inc. (a) (b)	72,944	1,484,410

		1,669,378

Metals & Mining—0.3%
Ryerson Holding Corp.	70,150	2,432,802

Mortgage Real Estate Investment Trusts—1.6%
AGNC Investment Corp. (b)	509,720	5,000,353
Apollo Commercial Real Estate Finance, Inc. (b)	164,978	1,936,842
New York Mortgage Trust, Inc. (b)	288,946	2,464,709
Two Harbors Investment Corp.	389,240	5,422,113

		14,824,017

Multi-Utilities—0.3%
Black Hills Corp.	60,090	3,241,856

Oil, Gas & Consumable Fuels—5.7%
Berry Corp. (b)	204,199	1,435,519
Callon Petroleum Co. (a) (b)	42,881	1,389,344
Chord Energy Corp.	32,502	5,402,808
CNX Resources Corp. (a) (b)	82,700	1,654,000
Enerplus Corp.	115,368	1,769,745
EnLink Midstream LLC (a) (b)	252,700	3,072,832
International Seaways, Inc.	75,150	3,417,822
Magnolia Oil & Gas Corp. - Class A (b)	436,059	9,283,696
Matador Resources Co. (b)	85,830	4,880,294
Murphy Oil Corp.	99,800	4,257,468
Nordic American Tankers Ltd. (b)	305,565	1,283,373
Northern Oil & Gas, Inc. (b)	98,106	3,636,789
PBF Energy, Inc. - Class A	100,750	4,428,970
SM Energy Co. (b)	41,254	1,597,355
Southwestern Energy Co. (a)	914,701	5,991,292

		53,501,307

Paper & Forest Products—0.5%
Louisiana-Pacific Corp.	71,950	5,096,219

Pharmaceuticals—1.0%
Perrigo Co. PLC (b)	48,304	1,554,423
Prestige Consumer Healthcare, Inc. (a)	135,639	8,303,819

		9,858,242

Professional Services—3.6%
CACI International, Inc. - Class A (a)	15,000	4,857,900
CBIZ, Inc. (a)	71,150	4,453,279
Concentrix Corp. (b)	58,406	5,736,053
KBR, Inc.	89,660	4,968,061
Korn Ferry	104,387	6,195,368
Maximus, Inc.	53,383	4,476,698
Parsons Corp. (a) (b)	42,472	2,663,419

		33,350,778

Real Estate Management & Development—0.4%
Tricon Residential, Inc. (b)	388,200	3,532,620

Residential REITs—0.6%
Elme Communities	161,450	2,357,170
Independence Realty Trust, Inc.	225,710	3,453,363

		5,810,533

Retail REITs—1.5%
Agree Realty Corp. (b)	108,775	6,847,386
Kite Realty Group Trust	169,063	3,864,780
Spirit Realty Capital, Inc.	85,500	3,735,495

		14,447,661

Semiconductors & Semiconductor Equipment—1.5%
Cirrus Logic, Inc. (a)	51,350	4,271,807
Diodes, Inc. (a) (b)	67,158	5,407,562
Power Integrations, Inc.	53,650	4,405,201

		14,084,570

Software—0.4%
E2open Parent Holdings, Inc. (a) (b)	289,040	1,268,886
Everbridge, Inc. (a)	41,510	1,009,108
NCR Voyix Corp. (a)	55,724	942,293
Synchronoss Technologies, Inc. (a) (b)	48,812	303,122

		3,523,409

Specialty Retail—0.8%
Academy Sports & Outdoors, Inc. (b)	27,478	1,813,548
Group 1 Automotive, Inc.	17,750	5,409,135

		7,222,683

Technology Hardware, Storage & Peripherals—0.1%
Diebold Nixdorf, Inc. (a) (b)	45,977	1,331,034

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—1.8%
Columbia Sportswear Co. (b)	47,700	$3,794,058
Crocs, Inc. (a)	7,626	712,345
Delta Apparel, Inc. (a) (b)	59,102	421,397
Levi Strauss & Co. - Class A (b)	107,581	1,779,390
Oxford Industries, Inc. (b)	21,350	2,135,000
Steven Madden Ltd. (b)	187,223	7,863,366

		16,705,556

Trading Companies & Distributors—1.6%
Air Lease Corp.	81,331	3,411,022
Custom Truck One Source, Inc. (a) (b)	404,859	2,502,029
H&E Equipment Services, Inc.	83,650	4,376,568
WESCO International, Inc. (b)	25,050	4,355,694

		14,645,313

Total Common Stocks (Cost $727,793,295)		922,679,535

Escrow Shares—0.0%

Special Purpose Acquisition Companies—0.0%
Pershing Square Tontine Holdings Ltd. (a) (c) (d) (Cost $0)	140,969	0

Rights—0.0%

Special Purpose Acquisition Rights Companies—0.0%
Pershing Square Holdings Ltd. (a) (Cost $0)	35,242	0

Short-Term Investment—1.8%

Repurchase Agreement—1.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $17,260,225; collateralized by U.S. Treasury Notes at 0.375%, maturing 01/31/26, and an aggregate market value of $17,600,639.	17,255,431	17,255,431

Total Short-Term Investments (Cost $17,255,431)		17,255,431

Securities Lending Reinvestments (e)—19.6%

Certificates of Deposit—2.9%
Barclays Bank PLC
5.710%, SOFR + 0.320%, 06/20/24 (f)	3,000,000	2,999,991
5.790%, SOFR + 0.400%, 02/14/24 (f)	3,000,000	3,000,846
Citibank NA 5.740%, SOFR + 0.350%, 02/20/24 (f)	3,000,000	3,000,738
Mitsubishi UFJ Trust & Banking Corp. Zero Coupon, 03/13/24	2,000,000	1,977,640

Certificates of Deposit—(Continued)
Mizuho Bank Ltd. 5.790%, SOFR + 0.400%, 04/18/24 (f)	1,000,000	1,000,453
Royal Bank of Canada 5.880%, FEDEFF PRV + 0.550%, 09/20/24 (f)	3,000,000	3,001,860
Standard Chartered Bank
5.770%, SOFR + 0.370%, 03/12/24 (f)	2,000,000	2,000,829
5.790%, SOFR + 0.390%, 04/19/24 (f)	2,000,000	2,000,000
Sumitomo Mitsui Banking Corp. 5.860%, SOFR + 0.460%, 01/11/24 (f)	3,000,000	3,000,369
Sumitomo Mitsui Trust Bank Ltd. 5.800%, SOFR + 0.400%, 04/24/24 (f)	3,000,000	3,001,785
Westpac Banking Corp. 5.950%, SOFR + 0.550%, 10/11/24 (f)	2,000,000	2,002,478

		26,986,989

Commercial Paper—0.2%
Old Line Funding LLC 5.620%, SOFR + 0.230%, 03/11/24 (f)	2,000,000	2,000,000

Repurchase Agreements—11.2%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $21,012,717; collateralized by various Common Stock with an aggregate market value of $23,389,711.	21,000,000	21,000,000
Barclays Bank PLC
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $800,474; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $816,448.	800,000	800,000
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $2,001,211; collateralized by various Common Stock with an aggregate market value of $2,229,624.	2,000,000	2,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/29/23 at 5.620%, due on 02/02/24 with a maturity value of $7,038,247; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.750%, maturity dates ranging from 01/15/30 - 08/15/32, and various Common Stock with an aggregate market value of $7,140,007.	7,000,000	7,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $12,171,803; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $12,407,932.	12,164,639	12,164,639
National Bank of Canada Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/05/24 with a maturity value of $20,021,194; collateralized by various Common Stock with an aggregate market value of $22,319,784.	20,000,000	20,000,000

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $21,813,443; collateralized by various Common Stock with an aggregate market value of $24,329,106.	21,800,000	$21,800,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/29/23 at 5.590%, due on 02/02/24 with a maturity value of $3,016,304; collateralized by various Common Stock with an aggregate market value of $3,333,851.	3,000,000	3,000,000
Societe Generale
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $10,005,922; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $10,222,653.	10,000,000	10,000,000
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $2,801,658; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $2,856,001.	2,800,000	2,800,000
Repurchase Agreement dated 12/29/23 at 5.510%, due on 01/02/24 with a maturity value of $1,025,628; collateralized by various Common Stock with an aggregate market value of $1,140,961.	1,025,000	1,025,000
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $3,502,108; collateralized by various Common Stock with an aggregate market value of $3,860,014.	3,500,000	3,500,000

		105,089,639

Time Deposits—1.3%
First Abu Dhabi Bank USA NV 5.320%, 01/02/24	7,000,000	7,000,000
National Bank of Canada 5.370%, OBFR + 0.050%, 01/05/24 (f)	5,000,000	5,000,000

		12,000,000

Mutual Funds—4.0%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (g)	5,000,000	5,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (g)	5,000,000	5,000,000
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (g)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (g)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (g)	5,000,000	5,000,000

Mutual Funds—(Continued)
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (g)	2,000,000	2,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.320% (g)	10,000,000	10,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.270% (g)	5,000,000	5,000,000

		38,000,000

Total Securities Lending Reinvestments (Cost $184,067,078)		184,076,628

Total Investments—119.7% (Cost $929,115,804)		1,124,011,594
Other assets and liabilities (net)—(19.7)%		(185,093,448)

Net Assets—100.0%		$938,918,146

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $202,200,066 and the collateral received consisted of cash in the amount of $184,031,807 and non-cash collateral with a value of $25,178,360. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2023, these securities represent less than 0.05% of net assets.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$922,679,535	$—	$—	$922,679,535
Total Escrow Shares*	—	—	0	0
Total Rights*	—	0	—	0
Total Short-Term Investment*	—	17,255,431	—	17,255,431
Securities Lending Reinvestments
Certificates of Deposit	—	26,986,989	—	26,986,989
Commercial Paper	—	2,000,000	—	2,000,000
Repurchase Agreements	—	105,089,639	—	105,089,639
Time Deposits	—	12,000,000	—	12,000,000
Mutual Funds	38,000,000	—	—	38,000,000
Total Securities Lending Reinvestments	38,000,000	146,076,628	—	184,076,628
Total Investments	$960,679,535	$163,332,059	$0	$1,124,011,594

Collateral for Securities Loaned (Liability)	$—	$(184,031,807)	$—	$(184,031,807)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$1,124,011,594
Cash	87,129
Receivable for:
Investments sold	596,516
Fund shares sold	65,961
Dividends and interest	1,334,947
Prepaid expenses	3,178

Total Assets	1,126,099,325
Liabilities
Collateral for securities loaned	184,031,807
Payables for:
Investments purchased	1,809,406
Fund shares redeemed	398,049
Accrued Expenses:
Management fees	580,258
Distribution and service fees	73,941
Deferred trustees’ fees	180,033
Other expenses	107,685

Total Liabilities	187,181,179

Net Assets	$938,918,146

Net Assets Consist of:
Paid in surplus	$679,905,254
Distributable earnings (Accumulated losses)	259,012,892

Net Assets	$938,918,146

Net Assets
Class A	$582,352,719
Class B	356,565,427
Capital Shares Outstanding*
Class A	41,447,479
Class B	25,771,615
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.05
Class B	13.84

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $929,115,804.
(b)	Includes securities loaned at value of $202,200,066.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$19,322,380
Interest	673,899
Securities lending income	339,646

Total investment income	20,335,925
Expenses
Management fees	6,794,523
Administration fees	48,687
Custodian and accounting fees	96,738
Distribution and service fees—Class B	849,754
Audit and tax services	51,186
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	46,864
Insurance	8,477
Miscellaneous	18,475

Total expenses	8,007,507
Less management fee waiver	(101,525)
Less broker commission recapture	(4,307)

Net expenses	7,901,675

Net Investment Income	12,434,250

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	57,279,637
Foreign currency transactions	(7)

Net realized gain (loss)	57,279,630

Net change in unrealized appreciation on investments	55,704,462

Net realized and unrealized gain (loss)	112,984,092

Net Increase (Decrease) in Net Assets From Operations	$125,418,342

(a)	Net of foreign withholding taxes of $28,515.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$12,434,250	$11,398,758
Net realized gain (loss)	57,279,630	77,637,278
Net change in unrealized appreciation (depreciation)	55,704,462	(240,157,038)

Increase (decrease) in net assets from operations	125,418,342	(151,121,002)

From Distributions to Shareholders
Class A	(55,059,141)	(118,357,469)
Class B	(32,458,375)	(67,134,158)

Total distributions	(87,517,516)	(185,491,627)

Increase (decrease) in net assets from capital share transactions	(15,501,119)	17,156,314

Total increase (decrease) in net assets	22,399,707	(319,456,315)

Net Assets
Beginning of period	916,518,439	1,235,974,754

End of period	$938,918,146	$916,518,439

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	1,270,513	$16,846,617	319,038	$5,610,035
Reinvestments	4,338,782	55,059,141	8,799,812	118,357,469
Redemptions	(6,459,093)	(89,839,624)	(8,335,520)	(133,572,187)

Net increase (decrease)	(849,798)	$(17,933,866)	783,330	$(9,604,683)

Class B
Sales	1,025,539	$13,379,876	1,006,597	$15,699,382
Reinvestments	2,594,594	32,458,375	5,055,283	67,134,158
Redemptions	(3,291,916)	(43,405,504)	(3,593,713)	(56,072,543)

Net increase (decrease)	328,217	$2,432,747	2,468,167	$26,760,997

Increase (decrease) derived from capital shares transactions		$(15,501,119)		$17,156,314

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$13.60	$19.25	$14.72	$15.76	$13.54

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.20	0.19	0.14	0.17	0.23
Net realized and unrealized gain (loss)	1.59	(2.70)	4.58	(0.46)	3.50

Total income (loss) from investment operations	1.79	(2.51)	4.72	(0.29)	3.73

Less Distributions
Distributions from net investment income	(0.18)	(0.16)	(0.18)	(0.20)	(0.18)
Distributions from net realized capital gains	(1.16)	(2.98)	(0.01)	(0.55)	(1.33)

Total distributions	(1.34)	(3.14)	(0.19)	(0.75)	(1.51)

Net Asset Value, End of Period	$14.05	$13.60	$19.25	$14.72	$15.76

Total Return (%) (b)	14.21	(12.90)	32.12 (c)	(0.32)	29.06 (c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	0.78	0.77	0.79	0.79
Net ratio of expenses to average net assets (%) (d)	0.78	0.76	0.75	0.78	0.78
Ratio of net investment income (loss) to average net assets (%)	1.46	1.19	0.81	1.37	1.54
Portfolio turnover rate (%)	22	17	18	38	25
Net assets, end of period (in millions)	$582.4	$575.3	$799.1	$828.7	$567.7

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$13.41	$19.01	$14.55	$15.58	$13.39

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16	0.15	0.10	0.13	0.19
Net realized and unrealized gain (loss)	1.57	(2.66)	4.52	(0.44)	3.47

Total income (loss) from investment operations	1.73	(2.51)	4.62	(0.31)	3.66

Less Distributions
Distributions from net investment income	(0.14)	(0.11)	(0.15)	(0.17)	(0.14)
Distributions from net realized capital gains	(1.16)	(2.98)	(0.01)	(0.55)	(1.33)

Total distributions	(1.30)	(3.09)	(0.16)	(0.72)	(1.47)

Net Asset Value, End of Period	$13.84	$13.41	$19.01	$14.55	$15.58

Total Return (%) (b)	13.95	(13.09)	31.77 (c)	(0.57)	28.78 (c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04	1.03	1.02	1.04	1.04
Net ratio of expenses to average net assets (%) (d)	1.03	1.01	1.00	1.03	1.03
Ratio of net investment income (loss) to average net assets (%)	1.22	0.96	0.57	1.08	1.29
Portfolio turnover rate (%)	22	17	18	38	25
Net assets, end of period (in millions)	$356.6	$341.2	$436.8	$395.6	$406.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A and Class B would have been 31.92% and 31.56% for the year ended December 31, 2021, and 28.49% and 28.20% for the year ended December 31, 2019, respectively.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-14

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purpose Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction (each a “Transaction”). If the Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that: a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $17,255,431. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $105,089,639. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional

BHFTI-16

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$191,082,064	$0	$265,432,597

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$6,794,523	0.750%	First $1 billion
	0.700%	Over $1 billion

Brighthouse Investment Advisers has entered into investment subadvisory agreements with respect to managing the Portfolio. Delaware Investments Fund Advisers and Allspring Global Investments, LLC are compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.050%	Over $1 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$934,000,789

Gross unrealized appreciation	240,303,046
Gross unrealized (depreciation)	(50,292,241)

Net unrealized appreciation (depreciation)	$190,010,805

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$10,636,218	$48,907,816	$76,881,298	$136,583,811	$87,517,516	$185,491,627

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$13,270,861	$55,911,264	$190,010,801	$—	$259,192,926

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse Small Cap Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Small Cap Value Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-23

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-24

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Brighthouse Small Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Delaware Investments Fund Advisers and Allspring Global Investments, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one- and three-year periods ended June 30, 2023 and outperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2023. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the one-, three-, and five-year periods ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe, each at the Portfolio’s current size.

BHFTI-26

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Managed By abrdn Investments Limited

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A and B shares of the Brighthouse/abrdn Emerging Markets Equity Portfolio returned 6.67% and 6.47%, respectively. The Portfolio’s benchmark, the MSCI Emerging Markets Index¹, returned 9.83%.

MARKET ENVIRONMENT / CONDITIONS

Emerging market equities ended an extremely challenging year with positive gains in 2023, though they lagged developed markets. Sentiment was driven largely by interest rate expectations and China’s economic outlook. Successive interest rate hikes from the U.S. Federal Reserve (the “Fed”) to tame inflation initially sparked recession fears. As the year progressed, markets turned hopeful that interest rates might be nearing a peak, and that the U.S. economy was on track for a soft landing.

Meanwhile, optimism surrounding China’s post-COVID reopening fizzled as economic data missed the market’s high expectations. Authorities rolled out proactive policies to help the economy, particularly the troubled property sector. The beginning of a prolonged economic recovery emerged as the measures filtered through, but investors remained on the sidelines, waiting for a more sustainable and meaningful rebound. Chinese stocks ended the year as notable laggards, even as all other major emerging markets advanced.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the MSCI Emerging Markets Index (the “Index”) during the reporting period. The largest drag on relative returns was China, including the off-benchmark allocation to Hong Kong. The Portfolio’s domestic consumption-focused names sold off despite solid fundamentals, as investors rotated into large state-owned enterprises and value names. China Tourism Group Duty Free was hurt by sluggish sales in Hainan, while luxury car dealer Zhongsheng Group faced pressure from weak consumer sentiment and lackluster car sales. WuXi Biologics shares slumped towards the year-end after the company lowered its guidance due to soft biotechnology funding prospects and project delays. The Portfolio’s Hong Kong-listed holdings were not spared from the sell-off despite posting resilient quarterly earnings, as weak investor sentiment carried over to the H-share market.

Elsewhere, South African miner Anglo American Platinum detracted due to the decline in spot prices for the platinum group of metals it produces for most of the year. However, its share price rebounded in the last quarter on improving sentiment for precious metals, in particular platinum and palladium.

Conversely, stock selection in Brazil and Mexico added to relative performance, as holdings there were supported by positive market sentiment on the back of encouraging economic indicators and domestic consumption strength, as well as growing expectations that global interest rates were nearing their peak. Mexico further benefitted from nearshoring trends due to a global effort by companies to diversify their supply chains in order to better manage reliance on China. Mexican conglomerate Fomento Economico Mexicano and lender Banorte rallied, while Brazilian e-commerce player MercadoLibre advanced on strong domestic consumption trends and competitive strength.

Also working in the Portfolio’s favor were the semiconductor holdings in ASM International, ASML Holding and Taiwan Semiconductor Manufacturing Co. Their share prices were lifted by an artificial intelligence-driven technology rally, alongside expectations of a broader technology recovery as the year progressed, particularly in the memory sector.

Other major stock contributors included India’s UltraTech Cement, which was buoyed by the ongoing public sector push for infrastructure development, and Power Grid Corporation of India, which outperformed on positive market sentiment.

During the reporting period, we added a number of holdings in China. Sportswear maker Anta Sports is well placed to gain from domestic sector growth, in our opinion. Li Auto is our preferred play on the development of a leading Chinese electric and smart car brand, while Sungrow Power Supply is a key beneficiary of rising solar energy and storage solution deployment. We also invested in investment bank China International Capital Corp, though we exited the position over the period to fund opportunities elsewhere that we thought were better.

Elsewhere in North Asia, we introduced Taiwanese networking solutions provider Accton Technology, a beneficiary of growing artificial intelligence demand, and MediaTek, a fabless semiconductor company for digital telecommunications and multimedia solutions. In South Korea, we established a position in the world’s largest shipbuilder, Korea Shipbuilding & Offshore Engineering.

In Indonesia, we sold an investment in Bank Central Asia to fund the purchase of an investment in state-owned lender Bank Negara Indonesia, which has a highly adept, commercially focused management team. Moreover, we initiated holdings in Kaspi.kz, a Kazakh technology company that connects consumers and merchants, enabling digital payments, e-commerce and financial services.

Additions in Latin America included specialty chemicals producer Sociedad Quimica y Minera de Chile, a beneficiary of rising electric vehicle penetration and energy storage solutions, and Southern Copper, which owns some of the world’s best copper mining assets and has strong growth opportunities. In Brazil, we bought holdings in Itausa to gain exposure to lender Itau at an attractive discount, and independent oil and gas firm Prio, given its appealing free cash flow generation.

In the Middle East, we initiated a position in leading retail bank Al Rajhi Bank, which in our opinion is well placed to benefit from Saudi Arabia’s strong mortgage loan growth, and in Saudi Arabian

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Managed By abrdn Investments Limited

Portfolio Manager Commentary*—(Continued)

Oil Co., which has high-quality, low-cost oil production assets. Separately, our holding in Indian housing finance provider HDFC was converted to HDFC Bank shares following the conclusion of the merger between the two entities.

Apart from the divestments mentioned above, we also exited Banco Bradesco, Banco Santander Chile, First Quantum Minerals, Grupo Mexico, JD.com, Kasikornbank, LONGi, Meituan, PTT Exploration and Production, Rumo, Vodacom Group and WEG to fund opportunities elsewhere that were more attractive to us.

As bottom-up stock pickers, our country and sector allocations were driven by where we could find quality companies with attractive valuations. This style may lead to significant deviations from the Index. At the country level, the Portfolio was overweight Hong Kong (which is not part of the benchmark) and Mexico. In our view, Hong Kong offers high-quality attractive regional businesses that also benefit from higher growth potential in China and are relatively insulated from geopolitical tensions between the U.S. and China. Meanwhile, we believe Mexico offers both well-run companies and relative value, and it is a beneficiary of nearshoring as well as proximity to the U.S. Conversely, at period end, we were underweight China and Taiwan. We trimmed our exposure to direct China amid a slower-than-expected pace of recovery last year that triggered sharp outflows from the market. We still held positions in consumer-focused companies, although our overall China position, which includes Hong Kong, was underweight the benchmark. As for Taiwan, its export-oriented economy has a market that offers a relatively narrow selection of companies. Most of them lack market leadership in terms of both technology and branding, in our opinion. That said, we do have holdings in high-quality companies with a clear technological edge.

As of December 31, 2023, the Portfolio was overweight Information Technology and Consumer Staples, and underweight companies in industries where government regulations restrict profitability, such as Communications Services and Energy.

Devan Kaloo

Joanne Irvine

Kristy Fong

Nick Robinson

Portfolio Managers

abrdn Investments Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EMERGING MARKETS INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Brighthouse/abrdn Emerging Markets Equity Portfolio
Class A	6.67	3.14	1.56
Class B	6.47	2.88	1.30
MSCI Emerging Markets Index	9.83	3.69	2.66

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	9.6
Samsung Electronics Co. Ltd.	7.0
Tencent Holdings Ltd.	5.4
HDFC Bank Ltd.	4.0
Alibaba Group Holding Ltd.	3.9
SBI Life Insurance Co. Ltd.	2.7
AIA Group Ltd.	2.3
Power Grid Corp. of India Ltd.	2.2
TotalEnergies SE	2.0
Fomento Economico Mexicano SAB de CV(ADR)	1.9

Top Countries

% of Net Assets
China	21.6
India	17.0
Taiwan	14.7
South Korea	11.2
Brazil	6.9
Mexico	6.6
Indonesia	3.9
Hong Kong	3.2
Saudi Arabia	2.6
South Africa	2.3

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/abrdn Emerging Markets Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.97%	$1,000.00	$1,016.10	$4.93
	Hypothetical*	0.97%	$1,000.00	$1,020.32	$4.94

Class B (a)	Actual	1.22%	$1,000.00	$1,015.10	$6.20
	Hypothetical*	1.22%	$1,000.00	$1,019.06	$6.21

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—91.1% of Net Assets

Security Description	Shares	Value

Austria—1.0%
Mondi PLC	444,205	$8,816,699

Brazil—5.3%
B3 SA - Brasil Bolsa Balcao	4,200,575	12,491,922
MercadoLibre, Inc. (a)	6,435	10,112,860
PRIO SA	831,952	7,859,277
Raia Drogasil SA	2,664,404	16,081,922

		46,545,981

Chile—0.5%
Sociedad Quimica y Minera de Chile SA (ADR) (b)	78,778	4,744,011

China—21.6%
Alibaba Group Holding Ltd.	3,557,700	34,382,511
ANTA Sports Products Ltd.	500,800	4,880,884
Budweiser Brewing Co. APAC Ltd.	3,296,000	6,153,531
China Resources Land Ltd.	2,270,000	8,189,843
China Tourism Group Duty Free Corp. Ltd. - Class A	344,583	4,056,676
China Tourism Group Duty Free Corp. Ltd. - Class H (b)	350,800	3,438,291
Kweichow Moutai Co. Ltd. - Class A	66,066	16,047,795
Li Auto, Inc. - Class A (a)	460,000	8,617,885
Midea Group Co. Ltd. - Class A	1,732,688	13,341,513
NARI Technology Co. Ltd. - Class A	3,275,056	10,330,760
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. - Class A	337,277	13,840,641
Sungrow Power Supply Co. Ltd. - Class A	709,500	8,747,500
Tencent Holdings Ltd.	1,268,600	47,928,668
Wuxi Biologics Cayman, Inc. (a)	1,767,500	6,676,717
Zhongsheng Group Holdings Ltd.	1,629,000	3,929,013

		190,562,228

France—2.0%
TotalEnergies SE	254,972	17,319,855

Hong Kong—3.2%
AIA Group Ltd.	2,303,400	20,005,964
Hong Kong Exchanges & Clearing Ltd.	230,590	7,889,677

		27,895,641

India—17.0%
Cholamandalam Investment & Finance Co. Ltd.	256,533	3,879,043
HDFC Bank Ltd.	1,700,306	34,868,634
Hindustan Unilever Ltd.	430,672	13,754,929
Kotak Mahindra Bank Ltd.	624,729	14,283,728
Maruti Suzuki India Ltd.	87,279	10,796,959
Power Grid Corp. of India Ltd.	6,727,490	19,107,577
SBI Life Insurance Co. Ltd.	1,363,504	23,455,602
Tata Consultancy Services Ltd.	315,048	14,369,843
UltraTech Cement Ltd.	119,204	15,005,929

		149,522,244

Indonesia—3.9%
Bank Negara Indonesia Persero Tbk. PT	26,985,600	9,404,373
Bank Rakyat Indonesia Persero Tbk. PT	44,497,911	16,497,269
Telkom Indonesia Persero Tbk. PT	33,960,700	8,716,683

		34,618,325

Kazakhstan—1.4%
Kaspi.KZ JSC (GDR)	137,443	12,644,756

Mexico—6.6%
Fomento Economico Mexicano SAB de CV (ADR)	131,658	17,161,620
Grupo Aeroportuario del Sureste SAB de CV - Class B	330,363	9,707,781
Grupo Financiero Banorte SAB de CV - Class O	1,582,233	15,942,528
Southern Copper Corp.	177,066	15,240,071

		58,052,000

Netherlands—2.3%
ASM International NV	21,363	11,124,605
ASML Holding NV	11,802	8,910,665

		20,035,270

Peru—0.7%
Credicorp Ltd.	40,783	6,114,595

Russia—0.0%
Lukoil PJSC (a) (c) (d)	255,685	0
Novatek PJSC (a) (c) (d)	928,138	0
Sberbank of Russia PJSC † (a) (c) (d)	1,645,424	0

		0

Saudi Arabia—2.6%
Al Rajhi Bank	632,898	14,674,336
Saudi Arabian Oil Co.	954,530	8,413,356

		23,087,692

South Africa—2.3%
Anglo American Platinum Ltd.	174,079	9,151,852
Sanlam Ltd.	2,812,478	11,199,762

		20,351,614

South Korea—4.2%
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	99,176	9,281,544
LG Chem Ltd.	37,590	14,478,786
Samsung Engineering Co. Ltd. (a)	570,353	12,793,056

		36,553,386

Taiwan—14.7%
Accton Technology Corp.	611,000	10,353,026
Delta Electronics, Inc.	938,000	9,553,174
Hon Hai Precision Industry Co. Ltd.	2,613,000	8,887,629
MediaTek, Inc.	506,000	16,665,448
Taiwan Semiconductor Manufacturing Co. Ltd.	4,387,000	84,429,934

		129,889,211

United Arab Emirates—0.7%
Americana Restaurants International PLC	7,484,553	6,380,984

United States—1.1%
Globant SA (a)	42,321	10,071,552

Total Common Stocks (Cost $825,563,495)		803,206,044

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2023

Preferred Stocks—8.6%

Security Description	Shares/ Principal Amount*	Value

Brazil—1.6%
Itausa SA	6,733,627	$14,313,286

South Korea—7.0%
Samsung Electronics Co. Ltd.	1,278,618	61,657,282

Total Preferred Stocks (Cost $66,920,010)		75,970,568

Short-Term Investment—0.9%

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $8,300,069; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $8,463,816.	8,297,764	8,297,764

Total Short-Term Investments (Cost $8,297,764)		8,297,764

Securities Lending Reinvestments (e)—0.4%

Repurchase Agreements—0.1%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $256,155; collateralized by various Common Stock with an aggregate market value of $285,132.	256,000	256,000
Barclays Bank PLC Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $7,306; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $7,452.	7,302	7,302
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $60,266; collateralized by various Common Stock with an aggregate market value of $67,145.	60,230	60,230
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $35,608; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $36,299.	35,587	35,587
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $100,062; collateralized by various Common Stock with an aggregate market value of $111,601.	100,000	100,000
Societe Generale
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $414,470; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $423,447.	414,225	414,225

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $5,796; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $5,909.	5,793	$5,793

		879,137

Mutual Funds—0.3%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (f)	100,000	100,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (f)	300,000	300,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (f)	500,000	500,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (f)	400,000	400,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.320% (f)	400,000	400,000
STIT-Government & Agency Portfolio, Institutional Class 5.270% (f)	500,000	500,000

		2,200,000

Total Securities Lending Reinvestments (Cost $3,079,137)		3,079,137

Total Investments—101.0% (Cost $903,860,406)		890,553,513
Other assets and liabilities (net)—(1.0)%		(8,988,271)

Net Assets—100.0%		$881,565,242

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2023, the market value of restricted securities was $0, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $4,366,848 and the collateral received consisted of cash in the amount of $3,079,137 and non-cash collateral with a value of $1,513,313. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2023, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2023

Restricted Securities	Acquisition Date	Shares	Cost	Value
Sberbank of Russia PJSC	04/12/19-10/13/21	1,645,424	$5,699,395	$0

Ten Largest Industries as of December 31, 2023 (Unaudited)	% of Net Assets
Banks	14.3
Semiconductors & Semiconductor Equipment	13.7
Technology Hardware, Storage & Peripherals	7.0
Insurance	6.2
Interactive Media & Services	5.4
Broadline Retail	5.0
Beverages	4.5
Oil, Gas & Consumable Fuels	3.8
IT Services	2.8
Metals & Mining	2.8

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt
(GDR)—	Global Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	$—	$8,816,699	$—	$8,816,699
Brazil	10,112,860	36,433,121	—	46,545,981
Chile	4,744,011	—	—	4,744,011
China	—	190,562,228	—	190,562,228
France	—	17,319,855	—	17,319,855
Hong Kong	—	27,895,641	—	27,895,641
India	—	149,522,244	—	149,522,244
Indonesia	—	34,618,325	—	34,618,325
Kazakhstan	12,644,756	—	—	12,644,756
Mexico	58,052,000	—	—	58,052,000
Netherlands	—	20,035,270	—	20,035,270
Peru	6,114,595	—	—	6,114,595
Russia	—	—	0	0
Saudi Arabia	—	23,087,692	—	23,087,692
South Africa	—	20,351,614	—	20,351,614
South Korea	—	36,553,386	—	36,553,386
Taiwan	—	129,889,211	—	129,889,211
United Arab Emirates	—	6,380,984	—	6,380,984
United States	10,071,552	—	—	10,071,552
Total Common Stocks	101,739,774	701,466,270	0	803,206,044
Total Preferred Stocks*	—	75,970,568	—	75,970,568
Total Short-Term Investment*	—	8,297,764	—	8,297,764

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Securities Lending Reinvestments
Repurchase Agreements	$—	$879,137	$—	$879,137
Mutual Funds	2,200,000	—	—	2,200,000
Total Securities Lending Reinvestments	2,200,000	879,137	—	3,079,137
Total Investments	$103,939,774	$786,613,739	$0	$890,553,513

Collateral for Securities Loaned (Liability)	$—	$(3,079,137)	$—	$(3,079,137)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$890,553,513
Cash denominated in foreign currencies (c)	26,983
Receivable for:
Investments sold	166,059
Fund shares sold	8,236
Dividends and interest	1,224,506
Prepaid expenses	3,241

Total Assets	891,982,538
Liabilities
Collateral for securities loaned	3,079,137
Payables for:
Fund shares redeemed	512,478
Foreign taxes	5,653,500
Accrued Expenses:
Management fees	618,320
Distribution and service fees	78,164
Deferred trustees’ fees	180,032
Other expenses	295,665

Total Liabilities	10,417,296

Net Assets	$881,565,242

Net Assets Consist of:
Paid in surplus	$940,100,748
Distributable earnings (Accumulated losses) (d)	(58,535,506)

Net Assets	$881,565,242

Net Assets
Class A	$501,740,728
Class B	379,824,514
Capital Shares Outstanding*
Class A	56,854,191
Class B	43,479,350
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.83
Class B	8.74

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $903,860,406.
(b)	Includes securities loaned at value of $4,366,848.
(c)	Identified cost of cash denominated in foreign currencies was $26,920.
(d)	Includes foreign capital gains tax of $5,653,500.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$19,863,126
Interest	225,756
Securities lending income	83,399

Total investment income	20,172,281
Expenses
Management fees	8,324,872
Administration fees	48,869
Custodian and accounting fees	599,622
Distribution and service fees—Class B	950,053
Audit and tax services	57,676
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	54,996
Insurance	7,968
Miscellaneous	40,522

Total expenses	10,177,381
Less management fee waiver	(876,456)

Net expenses	9,300,925

Net Investment Income	10,871,356

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	(13,512,658)
Foreign currency transactions	(377,755)

Net realized gain (loss)	(13,890,413)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	60,551,829
Foreign currency transactions	16,301

Net change in unrealized appreciation (depreciation)	60,568,130

Net realized and unrealized gain (loss)	46,677,717

Net Increase (Decrease) in Net Assets From Operations	$57,549,073

(a)	Net of foreign withholding taxes of $3,023,407.
(b)	Net of foreign capital gains tax of $643,975.
(c)	Includes change in foreign capital gains tax of ($2,077,756).

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$10,871,356	$7,706,241
Net realized gain (loss)	(13,890,413)	(26,265,327)
Net change in unrealized appreciation (depreciation)	60,568,130	(273,018,113)

Increase (decrease) in net assets from operations	57,549,073	(291,577,199)

From Distributions to Shareholders
Class A	(6,310,222)	(83,525,465)
Class B	(3,858,364)	(63,963,236)

Total distributions	(10,168,586)	(147,488,701)

Increase (decrease) in net assets from capital share transactions	(54,584,053)	200,578,393

Total increase (decrease) in net assets	(7,203,566)	(238,487,507)

Net Assets
Beginning of period	888,768,808	1,127,256,315

End of period	$881,565,242	$888,768,808

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	1,919,740	$16,437,960	5,171,287	$52,464,852
Reinvestments	709,811	6,310,222	9,600,628	83,525,465
Redemptions	(5,707,455)	(50,051,605)	(1,372,111)	(12,711,570)

Net increase (decrease)	(3,077,904)	$(27,303,423)	13,399,804	$123,278,747

Class B
Sales	2,102,787	$18,079,284	4,836,024	$47,946,506
Reinvestments	437,456	3,858,364	7,411,731	63,963,236
Redemptions	(5,702,889)	(49,218,278)	(3,693,971)	(34,610,096)

Net increase (decrease)	(3,162,646)	$(27,280,630)	8,553,784	$77,299,646

Increase (decrease) derived from capital shares transactions		$(54,584,053)		$200,578,393

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.38	$13.38	$14.11	$11.32	$9.54

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12	0.09	0.16	0.06	0.19
Net realized and unrealized gain (loss)	0.44	(3.45)	(0.83)	2.96	1.79

Total income (loss) from investment operations	0.56	(3.36)	(0.67)	3.02	1.98

Less Distributions
Distributions from net investment income	(0.11)	(0.11)	(0.06)	(0.23)	(0.20)
Distributions from net realized capital gains	0.00	(1.53)	0.00	0.00	0.00

Total distributions	(0.11)	(1.64)	(0.06)	(0.23)	(0.20)

Net Asset Value, End of Period	$8.83	$8.38	$13.38	$14.11	$11.32

Total Return (%) (b)	6.67	(25.58)	(4.81)	27.68	20.98 (c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.05	1.04	1.00	1.04	1.01
Net ratio of expenses to average net assets (%) (d)	0.95	0.94	0.90	0.94	0.93
Ratio of net investment income (loss) to average net assets (%)	1.35	0.93	1.11	0.57	1.84
Portfolio turnover rate (%)	28	36	36	31	16
Net assets, end of period (in millions)	$501.7	$502.0	$622.6	$501.5	$456.8

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.29	$13.25	$13.98	$11.22	$9.45

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09	0.06	0.12	0.03	0.21
Net realized and unrealized gain (loss)	0.45	(3.41)	(0.83)	2.94	1.74

Total income (loss) from investment operations	0.54	(3.35)	(0.71)	2.97	1.95

Less Distributions
Distributions from net investment income	(0.09)	(0.08)	(0.02)	(0.21)	(0.18)
Distributions from net realized capital gains	0.00	(1.53)	0.00	0.00	0.00

Total distributions	(0.09)	(1.61)	(0.02)	(0.21)	(0.18)

Net Asset Value, End of Period	$8.74	$8.29	$13.25	$13.98	$11.22

Total Return (%) (b)	6.47	(25.81)	(5.07)	27.30	20.75 (c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.30	1.29	1.25	1.29	1.26
Net ratio of expenses to average net assets (%) (d)	1.20	1.19	1.15	1.19	1.18
Ratio of net investment income (loss) to average net assets (%)	1.10	0.68	0.82	0.31	2.05
Portfolio turnover rate (%)	28	36	36	31	16
Net assets, end of period (in millions)	$379.8	$386.7	$504.7	$580.7	$524.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A, and Class B would have been 20.77%, and 20.53%, respectively for the year ended December 31, 2019.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/abrdn Emerging Markets Equity Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $8,297,764. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $879,137. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

China Investment Risk: Investments in China are subject to all of the risks described under “Foreign Investment Risk” above. In addition, U.S. or foreign government sanctions, restrictions on investments in Chinese companies or other intervention could negatively affect the implementation of the Portfolio’s investment strategies, such as by precluding the Portfolio from making certain investments in Chinese issuers or causing the Portfolio to sell investments at disadvantageous times. For example, pursuant to Executive Order 14032 (issued on June 3, 2021), U.S. persons are prohibited from purchasing or investing in publicly-traded securities of companies designated to the “Non-SDN Chinese Military-Industrial Complex Companies List,” a list which can change from time to time (“Chinese Military Companies Sanctions”). The Chinese Military Companies Sanctions or other similar actions targeting investment in China could impair the market value of the Portfolio’s investments and limit the Portfolio’s ability to buy, sell, receive or deliver certain securities. As a result, the Portfolio may incur losses.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$238,905,205	$0	$286,826,100

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$8,324,872	1.050%	First $250 million
	1.000%	$250 million to $500 million
	0.850%	$500 million to $1 billion
	0.750%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. abrdn Investments Limited is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	All Assets

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$919,984,133

Gross unrealized appreciation	138,898,051
Gross unrealized (depreciation)	(168,328,671)

Net unrealized appreciation (depreciation)	$(29,430,620)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$10,168,586	$22,512,642	$—	$124,976,059	$10,168,586	$147,488,701

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$12,828,877	$—	$(35,070,129)	$(36,114,219)	$(58,355,471)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had accumulated short-term capital losses of $31,511,727 and accumulated long-term capital losses of $4,602,492.

8. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse/abrdn Emerging Markets Equity Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/abrdn Emerging Markets Equity Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel—Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Brighthouse/abrdn Emerging Markets Equity Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and abrdn Investments Limited regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one- and three-year periods ended June 30, 2023 and outperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2023. The Board further considered that the Portfolio underperformed its benchmark, the MSCI Emerging Markets Index, for the one- and three-year periods ended October 31, 2023 and outperformed the same benchmark for the five-year period ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/abrdn Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A and B shares of the Brighthouse/Artisan International Portfolio returned 14.60% and 14.22%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index1, returned 15.62%.

MARKET ENVIRONMENT / CONDITIONS

Falling inflation and bond yields led to a strong market rebound across global equity markets by the end of the year. In the U.S., core personal consumption expenditure prices, which exclude food and energy, continued to decelerate, the tenth straight drop in the barometer since the beginning of the year. While the U.S. Federal Reserve kept the federal funds target rate steady in December, it indicated that interest rates may have peaked for this cycle. Anticipating easing monetary policy in 2024, financial markets reacted positively, sending equity prices higher, bond yields lower, and the U.S. dollar weaker against the euro and the Japanese yen.

In Europe, inflation rates also fell throughout the year. However, eurozone and United Kingdom (“U.K.”) economies continued to struggle with growth. The European Central Bank and the Bank of England kept key interest rates steady. Unlike the U.S., these central banks finished the year by reaffirming the need to hold interest rates higher for longer.

Japan’s economy slowed by the end of the year, as did inflation. Manufacturing continued to ease after peaking earlier this year. In December, Japan’s manufacturing purchasing managers’ index declined to 47.8 from 48.3 in the previous month, the seventh straight month of contraction in factory activity amid weak demand and price pressures. Consequently, the Bank of Japan kept its -0.1% benchmark rate—one meant to spur business activity—unchanged in December. Elsewhere in the region, through sustained government stimulus, China pushed its annual gross domestic product growth rate close to its 5% target for the year. This economic growth was the highest since April, but still significantly below its 30-year average. The property sector in China continued to contract, despite government investments.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio participated in strong equity market conditions and delivered a positive return, but underperformed its benchmark, the MSCI All Country World ex-U.S. Index (the “Index”). Strongly positive stock selection effects were tempered by negative sector allocation effects.

An underweight in Information Technology (“IT”) reduced relative returns the most. Despite weak demand in Asia, bullishness in this sector was fueled by strength in cloud software, digital transformation, business process automation, the Internet of things, and generative artificial intelligence. In addition, anticipation of future interest rate cuts and falling bond yields at the end of the period added fuel to stock price appreciation in the sector.

Holdings in Consumer Staples also underperformed. Household product manufacturer Reckitt Benckiser (U.K.) saw its shares fall in the fourth quarter on a decline in sales volume even though it reported earnings that were in-line with consensus estimates. Helping to cushion the blow, the firm announced a $1.2 billion share buyback that would begin immediately. When combined with its current 3.5% dividend, Reckitt Benckiser’s capital returns remain attractive. With leading market positions in many niches and a solid balance sheet, we believe this high-quality company is currently overlooked by many investors. Premium liquor maker Diageo (U.K.) also sold off in November on slowing volumes that showed consumers trading down, particularly in Latin America.

Lastly, falling oil prices in the fourth quarter challenged the valuation of our holdings in Energy. Oilfield technology company Schlumberger ended down as quarterly revenue just missed consensus estimates. On a positive note, earnings per share came in higher than expected and guidance remained strong. We continue to be attracted to the company’s technological leadership within the oil services industry, which has contributed to its consistently strong cash flow and pricing power.

Conversely, in Materials, our industrial gas holdings outperformed. Air Liquide’s (France) share price climbed throughout the year on strong earnings. Recently, it announced a joint venture with partner Siemens to mass produce industrial electrolyzers, large-scale equipment used to produce hydrogen through electrolysis. When using a renewable energy source as a feedstock—such as wind or solar power—electrolysis is a zero-emission process. Hydrogen is an energy source that has the potential to decarbonize large portions of the economy, particularly in heavy industry. These developments should help move Air Liquide forward on its path to execute its backlog of green energy investment opportunities. Similarly, Linde (U.K.) surpassed consensus estimates as it increased operating margins on the back of price increases and has a backlog of decarbonization projects. Both companies are highly cash generative and benefit from long-term contracts with escalator clauses.

Holdings in Financials were also additive to relative performance. Our European bank holdings experienced volatility in March following the failure of Silicon Valley Bank and the rescue of two additional mid-sized U.S. banks. Nevertheless, several of our European bank holdings benefited relative performance in the Portfolio throughout the rest of the year supported by strong fundamentals and a beneficial rate environment. Our holding in UBS (Switzerland) was not immune to the volatility at the time, particularly related to its merger with Credit

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

Suisse. However, after the details of the deal were better understood by investors, UBS’ stock appreciated through the end of the year. The key benefits from the deal, of many, were gaining a dominant position in local banking along with adding Credit Suisse’s capabilities in asset management. These business units should mesh well with UBS’ capital-light business model, in our view. Underpinning these highly profitable businesses is a strong balance sheet.

Finally, stock selection in Industrials increased relative performance. Shares of Ryanair (Ireland) rebounded firmly in November from damaging strikes in Europe and rising fuel costs. After the low-cost airline reported a strong half-year profit, its shares rose sharply to finish the year as one of the best contributors in the Portfolio. It also reported that bookings for the first half of 2024 were already up 11% from 2023 with load factors holding steady in the low-to mid-90 percentile. Load factors indicate the percentage of seats that are filled with paying passengers and are a key operating profit statistic for airlines. We like the company’s low-cost leadership, new fuel-efficient fleet, and seasoned management team.

As of December 31, 2023, the Portfolio’s largest sector overweights relative to the Index were Industrials, Health Care, and Materials, while the largest underweights were IT, Consumer Discretionary, and Utilities. We continue to look for companies that benefit from secular tailwinds supported by our investment themes. Within these themes, we look for companies that have dominant market positions, offer an essential product or service, own unique assets, and have talented management teams.

Mark L. Yockey

Charles-Henri Hamker

Andrew Euretig

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	Since Inception[1]
Brighthouse/Artisan International Portfolio
Class A	14.60	7.21	4.04
Class B	14.22	6.93	3.88
MSCI All Country World ex-U.S. Index	15.62	7.08	3.86

1 Inception date of the Class A and Class B shares are 4/29/2014 and 11/12/2014, respectively. The since inception return of the index is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
UBS Group AG	6.9
Air Liquide SA	5.1
Linde PLC	5.1
Amazon.com, Inc.	4.9
Deutsche Telekom AG	4.3
Novo Nordisk AS - Class B	4.0
Allianz SE	3.8
Nestle SA	3.3
Deutsche Boerse AG	3.3
Canadian Pacific Kansas City Ltd.	3.1

Top Countries

% of Net Assets
Switzerland	15.2
United States	13.4
France	12.2
Germany	11.9
Denmark	9.8
United Kingdom	7.9
Netherlands	6.0
Ireland	5.9
Canada	5.6
Japan	4.1

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Artisan International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.81%	$1,000.00	$1,046.80	$4.18
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

Class B (a)	Actual	1.06%	$1,000.00	$1,044.80	$5.46
	Hypothetical*	1.06%	$1,000.00	$1,019.86	$5.40

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—94.2% of Net Assets

Security Description	Shares	Value

Belgium—1.8%
UCB SA	193,732	$16,872,052

Brazil—1.7%
Petroleo Brasileiro SA (ADR)	947,888	15,137,771

Canada—5.6%
Canadian National Railway Co. (a)	172,700	21,707,245
Canadian Pacific Kansas City Ltd. (a)	361,500	28,602,437
Kinaxis, Inc. (b)	8,200	920,284

		51,229,966

Denmark—9.8%
Ascendis Pharma AS (ADR) (b)	99,281	12,504,442
Carlsberg AS - Class B	87,900	11,017,352
Danske Bank AS	621,218	16,592,868
DSV AS	12,252	2,155,269
NKT AS (b)	12,364	848,974
Novo Nordisk AS (ADR)	96,873	10,021,512
Novo Nordisk AS - Class B	358,460	37,077,251

		90,217,668

France—12.2%
Air Liquide SA	241,093	46,900,142
Airbus SE	95,982	14,815,618
AXA SA	379,618	12,391,821
BNP Paribas SA	141,391	9,796,550
Pernod Ricard SA	12,138	2,146,364
Safran SA	103,729	18,298,245
Schneider Electric SE	31,326	6,307,494
Vinci SA	12,414	1,559,114

		112,215,348

Germany—11.9%
Allianz SE	130,161	34,766,064
Deutsche Bank AG	328,885	4,488,873
Deutsche Boerse AG	147,399	30,347,464
Deutsche Telekom AG	1,657,011	39,791,922

		109,394,323

Hong Kong—0.2%
AIA Group Ltd.	242,600	2,107,080

Ireland—2.9%
AerCap Holdings NV (b)	122,225	9,083,762
CRH PLC	61,295	4,223,967
CRH US (U.S. Listed Shares)	195,962	13,552,732

		26,860,461

Japan—4.1%
Daiichi Sankyo Co. Ltd.	445,400	12,330,602
Keisei Electric Railway Co. Ltd.	186,500	8,776,502
Nippon Sanso Holdings Corp.	345,533	9,214,355
Otsuka Holdings Co. Ltd. (a)	198,300	7,421,876

		37,743,335

Mexico—0.6%
Wal-Mart de Mexico SAB de CV	1,275,300	$5,361,502

Netherlands—6.0%
Argenx SE (b)	5,974	2,270,180
Argenx SE (ADR) (b)	37,469	14,254,332
ASML Holding NV	10,611	8,013,824
Ferrovial SE	335,482	12,246,831
Heineken NV	134,328	13,667,220
Wolters Kluwer NV	32,254	4,583,435

		55,035,822

Russia—0.0%
MMC Norilsk Nickel PJSC (ADR) (b) (c) (d)	680,186	0
Sberbank of Russia PJSC † (b) (c) (d)	5,306,492	0

		0

Singapore—0.9%
DBS Group Holdings Ltd.	134,625	3,401,266
United Overseas Bank Ltd.	202,215	4,352,158

		7,753,424

Switzerland—15.2%
Alcon, Inc.	188,396	14,758,295
Cie Financiere Richemont SA - Class A	103,431	14,266,581
Lonza Group AG	5,001	2,104,005
Medacta Group SA	68,871	10,312,552
Nestle SA	265,291	30,704,083
UBS Group AG	2,031,829	63,106,104
Wizz Air Holdings PLC (b)	169,921	4,768,573

		140,020,193

United Kingdom—7.9%
AstraZeneca PLC	75,812	10,210,617
AstraZeneca PLC (ADR)	66,467	4,476,552
BAE Systems PLC	1,572,835	22,252,287
Diageo PLC	82,915	3,010,992
Reckitt Benckiser Group PLC	189,759	13,091,422
RELX PLC	497,768	19,741,624

		72,783,494

United States—13.4%
Amazon.com, Inc. (b)	294,107	44,686,618
Aon PLC - Class A	56,169	16,346,302
Linde PLC	113,548	46,635,299
Schlumberger NV	289,047	15,042,006

		122,710,225

Total Common Stocks (Cost $768,653,117)		865,442,664

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of December 31, 2023

Equity-Linked Security—3.0%

Security Description	Shares/ Principal Amount*	Value

Ireland—3.0%
Ryanair Holdings PLC (HSBC Bank PLC) 10/31/24 (b) (e) (Cost $20,279,152)	1,307,245	$27,527,768

Short-Term Investment—3.0%

Repurchase Agreement—3.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $27,622,863; collateralized by U.S. Treasury Note at 2.500%, maturing 02/28/26, with a market value of $28,167,590.	27,615,192	27,615,192

Total Short-Term Investments (Cost $27,615,192)		27,615,192

Securities Lending Reinvestments (f)—1.8%

Repurchase Agreements—0.9%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $3,001,817; collateralized by various Common Stock with an aggregate market value of $3,341,387.	3,000,000	3,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $1,951,148; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $1,989,000.	1,950,000	1,950,000
Societe Generale Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $2,646,504; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $2,703,828.	2,644,938	2,644,938
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $1,115,734; collateralized by various Common Stock with an aggregate market value of $1,229,759.	1,115,062	1,115,062

		8,710,000

Mutual Funds—0.9%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (g)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (g)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (g)	2,000,000	2,000,000

Mutual Funds—(Continued)
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.320% (g)	2,000,000	2,000,000

		8,000,000

Total Securities Lending Reinvestments (Cost $16,710,000)		16,710,000

Total Investments—102.0% (Cost $833,257,461)		937,295,624
Other assets and liabilities (net)—(2.0)%		(18,346,097)

Net Assets—100.0%		$918,949,527

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2023, the market value of restricted securities was $0, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $24,516,486 and the collateral received consisted of cash in the amount of $16,710,000 and non-cash collateral with a value of $9,480,564. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2023, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Security whose performance, including redemption at maturity, is linked to the price of the underlying equity security. The investment is subject to credit risk of the issuing financial institution (HSBC Bank PLC) in addition to the market risk of the underlying security.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Sberbank of Russia PJSC	09/16/21-02/11/22	5,306,492	$22,350,736	$0

Ten Largest Industries as of December 31, 2023 (Unaudited)	% of Net Assets
Chemicals	11.2
Pharmaceuticals	10.7
Capital Markets	10.7
Insurance	7.1
Banks	6.7
Ground Transportation	6.4
Aerospace & Defense	6.0
Broadline Retail	4.9
Diversified Telecommunication Services	4.3
Food Products	3.4

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of December 31, 2023

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$—	$16,872,052	$—	$16,872,052
Brazil	15,137,771	—	—	15,137,771
Canada	51,229,966	—	—	51,229,966
Denmark	22,525,954	67,691,714	—	90,217,668
France	—	112,215,348	—	112,215,348
Germany	—	109,394,323	—	109,394,323
Hong Kong	—	2,107,080	—	2,107,080
Ireland	22,636,494	4,223,967	—	26,860,461
Japan	—	37,743,335	—	37,743,335
Mexico	5,361,502	—	—	5,361,502
Netherlands	15,198,968	39,836,854	—	55,035,822
Russia	—	—	0	0
Singapore	—	7,753,424	—	7,753,424
Switzerland	—	140,020,193	—	140,020,193
United Kingdom	4,476,552	68,306,942	—	72,783,494
United States	122,710,225	—	—	122,710,225
Total Common Stocks	259,277,432	606,165,232	0	865,442,664
Total Equity-Linked Security*	—	27,527,768	—	27,527,768
Total Short-Term Investment*	—	27,615,192	—	27,615,192
Securities Lending Reinvestments
Repurchase Agreements	—	8,710,000	—	8,710,000
Mutual Funds	8,000,000	—	—	8,000,000
Total Securities Lending Reinvestments	8,000,000	8,710,000	—	16,710,000
Total Investments	$267,277,432	$670,018,192	$0	$937,295,624

Collateral for Securities Loaned (Liability)	$—	$(16,710,000)	$—	$(16,710,000)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$937,295,624
Cash denominated in foreign currencies (c)	792,999
Receivable for:
Investments sold	1,931,888
Dividends and interest	2,857,104
Prepaid expenses	3,312

Total Assets	942,880,927
Liabilities
Collateral for securities loaned	16,710,000
Payables for:
Investments purchased	6,147,193
Fund shares redeemed	226,343
Accrued Expenses:
Management fees	567,463
Distribution and service fees	50
Deferred trustees’ fees	137,623
Other expenses	142,728

Total Liabilities	23,931,400

Net Assets	$918,949,527

Net Assets Consist of:
Paid in surplus	$816,228,141
Distributable earnings (Accumulated losses)	102,721,386

Net Assets	$918,949,527

Net Assets
Class A	$918,710,431
Class B	239,096
Capital Shares Outstanding*
Class A	89,317,744
Class B	23,280
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.29
Class B	10.27

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $833,257,461.
(b)	Includes securities loaned at value of $24,516,486.
(c)	Identified cost of cash denominated in foreign currencies was $791,540.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$16,632,253
Interest	805,479
Securities lending income	117,300

Total investment income	17,555,032
Expenses
Management fees	6,832,313
Administration fees	48,885
Custodian and accounting fees	252,205
Distribution and service fees—Class B	580
Audit and tax services	56,111
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	27,551
Insurance	8,223
Miscellaneous	71,938

Total expenses	7,390,609
Less management fee waiver	(80,488)

Net expenses	7,310,121

Net Investment Income	10,244,911

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	24,620,513
Foreign currency transactions	20,973

Net realized gain (loss)	24,641,486

Net change in unrealized appreciation (depreciation) on:
Investments	91,648,922
Foreign currency transactions	94,696

Net change in unrealized appreciation (depreciation)	91,743,618

Net realized and unrealized gain (loss)	116,385,104

Net Increase (Decrease) in Net Assets From Operations	$126,630,015

(a)	Net of foreign withholding taxes of $1,522,454.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$10,244,911	$16,615,747
Net realized gain (loss)	24,641,486	(35,793,933)
Net change in unrealized appreciation (depreciation)	91,743,618	(214,809,464)

Increase (decrease) in net assets from operations	126,630,015	(233,987,650)

From Distributions to Shareholders
Class A	(16,019,392)	(181,357,491)
Class B	(3,551)	(39,383)

Total distributions	(16,022,943)	(181,396,874)

Increase (decrease) in net assets from capital share transactions	(118,295,739)	104,978,701

Total increase (decrease) in net assets	(7,688,667)	(310,405,823)

Net Assets
Beginning of period	926,638,194	1,237,044,017

End of period	$918,949,527	$926,638,194

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	80,136	$797,766	523,962	$4,996,200
Reinvestments	1,648,086	16,019,392	20,893,720	181,357,491
Redemptions	(13,786,646)	(135,105,376)	(8,336,400)	(81,401,371)

Net increase (decrease)	(12,058,424)	$(118,288,218)	13,081,282	$104,952,320

Class B
Sales	240	$2,317	755	$7,288
Reinvestments	365	3,551	4,537	39,383
Redemptions	(1,361)	(13,389)	(1,817)	(20,290)

Net increase (decrease)	(756)	$(7,521)	3,475	$26,381

Increase (decrease) derived from capital shares transactions		$(118,295,739)		$104,978,701

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.14	$14.01	$13.03	$12.71	$9.90

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.11	0.17	0.11	0.07	0.15
Net realized and unrealized gain (loss)	1.21	(2.96)	1.03	0.82	2.82

Total income (loss) from investment operations	1.32	(2.79)	1.14	0.89	2.97

Less Distributions
Distributions from net investment income	(0.17)	(0.11)	(0.08)	(0.16)	(0.16)
Distributions from net realized capital gains	0.00	(1.97)	(0.08)	(0.41)	0.00

Total distributions	(0.17)	(2.08)	(0.16)	(0.57)	(0.16)

Net Asset Value, End of Period	$10.29	$9.14	$14.01	$13.03	$12.71

Total Return (%) (b)	14.60	(19.10)	8.70	7.91	30.22

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.79	0.80	0.80	0.80
Net ratio of expenses to average net assets (%) (c)	0.80	0.78	0.78	0.79	0.79
Ratio of net investment income (loss) to average net assets (%)	1.12	1.68	0.82	0.64	1.30
Portfolio turnover rate (%)	82	50	61	67	42
Net assets, end of period (in millions)	$918.7	$926.4	$1,236.8	$1,212.0	$1,203.8

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.13	$13.97	$13.00	$12.67	$9.87

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09	0.14	0.08	0.04	0.12
Net realized and unrealized gain (loss)	1.20	(2.94)	1.02	0.83	2.82

Total income (loss) from investment operations	1.29	(2.80)	1.10	0.87	2.94

Less Distributions
Distributions from net investment income	(0.15)	(0.07)	(0.05)	(0.13)	(0.14)
Distributions from net realized capital gains	0.00	(1.97)	(0.08)	(0.41)	0.00

Total distributions	(0.15)	(2.04)	(0.13)	(0.54)	(0.14)

Net Asset Value, End of Period	$10.27	$9.13	$13.97	$13.00	$12.67

Total Return (%) (b)	14.22	(19.27)	8.41	7.66	29.89

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	1.04	1.05	1.05	1.05
Net ratio of expenses to average net assets (%) (c)	1.05	1.03	1.03	1.04	1.04
Ratio of net investment income (loss) to average net assets (%)	0.87	1.42	0.57	0.34	1.07
Portfolio turnover rate (%)	82	50	61	67	42
Net assets, end of period (in millions)	$0.2	$0.2	$0.3	$0.3	$0.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Artisan International Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2023, the Portfolio received EU tax reclaim payments in the

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

amount of $246,043 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $27,615,192. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $8,710,000. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$710,489,275	$0	$818,390,537

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.750% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2023 were $6,832,313.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Over $750 million

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$836,939,809

Gross unrealized appreciation	164,648,936
Gross unrealized (depreciation)	(64,293,124)

Net unrealized appreciation (depreciation)	$100,355,812

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$16,022,943	$50,473,353	$—	$130,923,521	$16,022,943	$181,396,874

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$10,139,371	$—	$100,464,306	$(7,744,666)	$102,859,011

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had accumulated short-term capital losses $7,744,666.

During the year ended December 31, 2023, the Portfolio utilized accumulated short-term capital losses of $26,615,286.

8. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse/Artisan International Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Artisan International Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-17

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Brighthouse/Artisan International Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Artisan Partners Limited Partnership regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one- and three-year periods ended June 30, 2023 and outperformed the median of its Performance Universe for the five-year period ended June 30, 2023. The Board considered that the Portfolio underperformed the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. In addition, the Board considered that the Portfolio underperformed its benchmark, the MSCI All Country World ex U.S. Index, for the one- and three-year periods ended October 31, 2023 and outperformed the same benchmark for the five-year period ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and the Expense Universe median and equal to the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A and B shares of the Brighthouse/Eaton Vance Floating Rate Portfolio returned 11.09% and 10.79%, respectively. The Portfolio’s benchmark, the Morningstar LSTA U.S. Leveraged Loan Index¹, returned 13.32%.

MARKET ENVIRONMENT / CONDITIONS

Amid global concerns about inflation, rising interest rates, and the Russia-Ukraine war, Senior Loans displayed their value as a portfolio diversifier by outperforming most U.S. fixed income asset classes during the year. Senior Loans generally outperformed Investment Grade and High Yield corporate bonds, municipal bonds, and U.S. Treasuries.

The Senior Loan rally that began in late 2022 continued into 2023, with the Morningstar LSTA U.S. Leveraged Loan Index (the “Index”) returning 2.7% in January—its best monthly performance since May 2020—and posting positive performance in February as well. But in mid-March, the unexpected collapse of Silicon Valley Bank and Signature Bank triggered fears of contagion in the regional banking sector and put a damper on asset performance across capital markets. As a result, the Index return was virtually flat in March.

Senior Loans rallied again in April but gave back some of those gains in May amid recession concerns. From June through September, Senior Loans rallied once more as recession fears receded. In the rising interest rate environment, coupon interest accounted for nearly three-quarters of the Index’s performance in 2023 through September.

The Senior Loan market capped its second-best calendar year on strong footing in the fourth quarter. The Index finished 2023 with a fourth quarter return of 2.9%, all of which was achieved in November and December on renewed expectations of a soft landing for the economy and confirmation that the U.S. Federal Reserve had likely ended its interest rate hiking cycle.

Asset class technical factors were generally supportive throughout the period, contributing to the overall performance of Senior Loans. Compared to 2022, full-year loan issuance fell, and merger and acquisition activity remained scarce. In fact, non-refinancing activity in the leveraged loan market totaled only $97 billion in 2023, the lowest level since 2009. On the other hand, refinancing as a percentage of total volume was 58% in 2023, the highest it has ever been.

On the demand side, Collateralized Loan Obligation issuance reached $116 billion in 2023, down from $129 billion in 2022. Meanwhile, retail loan mutual fund flows stabilized midway through 2023 after several quarters of outflows. Given this backdrop, the par amount outstanding of the Index fell by $16 billion over the course of the year. As a result, the average price of the Index rose in 2023 to $96.2 from $92.4 at the end of 2022.

Turning to fundamentals, the trailing 12-month default rate increased from a low level to start the year, climbing to 1.5% from 0.7%. This compares to the long-term average default rate of 2.7%.

Meanwhile, performance was mixed by credit tier. Riskier CCC-rated loans outperformed with a return of 17.5% for the year, while loans rated BB and B returned 10.2% and 14.8%, respectively. Defaulted loans returned -9.7% for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Index during the period. Overall, credit selection was a detractor from the Portfolio’s relative performance. Negative selection effects within the Health Care Providers & Services segment was the biggest headwind, with the top individual detractor—an overweight to Cano Health—subtracting from relative results. Similarly, credit selection within the Information Technology Services, Media, and Software sectors detracted from the Portfolio’s relative performance. This was partially offset by positive credit selection within the Pharmaceuticals, Entertainment, and Electronic Equipment, Instruments, & Components sectors.

Allocation effects were positive during the period, largely due to an overweight to the Software sector. However, the Portfolio’s modest cash position offset this. Given the strong performance by the Index during the year, the Portfolio’s allocation to cash was a significant detractor.

An underweight position in BBB-rated loans—the highest credit rating category in the Index and the worst-performing category during the period—helped relative performance. The Portfolio has historically tended to be underweight BBB-rated loans due to their lower yield and smaller return potential compared with lower rated loans. The Portfolio’s avoidance of several defaulted loans in the Index contributed to relative performance as well.

In contrast, the Portfolio’s underweight position in CCC-rated loans detracted from relative results, as this credit tier strongly outperformed the broader Index during the period.

The cornerstones of the Portfolio’s investment philosophy are internal credit research and broad diversification. The Portfolio held 352 issuer positions across 54 industries as of December 31, 2023. We believe an optimal risk/return profile can be achieved predominately through interest income from investments in higher quality loans, rather than primarily seeking capital gains associated with distressed loans. At the end of the period, the Portfolio maintained an overweight position in BB-rated loans (24.5% vs. 22.4%) and an underweight exposure to the distressed CCC-rated loan category (4.6% vs. 7.0%).

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary*—(Continued)

Given the floating-rate nature of the asset class, the Portfolio is exposed to minimal interest rate risk as the loans in the Portfolio reset their coupons every 42 days on average as of December 31, 2023, resulting in a Portfolio duration of approximately 0.21 years.

Andrew N. Sveen

Michael J. Turgel

Portfolio Managers

Eaton Vance Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The Morningstar LSTA U.S. Leveraged Loan Index is a total return index that uses mark-to-market pricing from LSTA/ Loan Pricing Corporation (LPC) to calculate market value change. The index reflects the market-weighted performance of institutional leveraged loans based upon real-time market weightings, spreads and interest payments.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

A $10,000 INVESTMENT COMPARED TO THE MORNINGSTAR LSTA U.S. LEVERAGED LOAN INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Brighthouse/Eaton Vance Floating Rate Portfolio
Class A	11.09	4.53	3.67
Class B	10.79	4.27	3.41
Morningstar LSTA U.S. Leveraged Loan Index	13.32	5.80	4.42

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Ten Largest Industries

% of Net Assets
Software	15.8
Commercial Services	10.1
Chemicals	5.1
Diversified Financial Services	5.0
Insurance	3.9
Retail	3.1
Healthcare-Services	3.1
Internet	3.1
Computers	2.9
Pharmaceuticals	2.9

Top Sectors

% of Net Assets
Floating Rate Loans	91.1
Corporate Bonds & Notes	2.8
Common Stocks	0.7

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Eaton Vance Floating Rate Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.71%	$1,000.00	$1,049.70	$3.67
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

Class B (a)	Actual	0.96%	$1,000.00	$1,049.10	$4.96
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2023

Floating Rate Loans (a)—91.1% of Net Assets

Security Description	Principal Amount*	Value

Aerospace/Defense—1.7%
Barnes Group, Inc. Term Loan B, 8.456%, 1M TSFR + 3.000%, 09/03/30	523,688	$525,815
Dynasty Acquisition Co., Inc. 2023 Term Loan B1, 9.356%, 1M TSFR + 4.000%, 08/24/28	2,361,862	2,370,126
2023 Term Loan B2, 9.356%, 1M TSFR + 4.000%, 08/24/28	1,012,227	1,015,768
TransDigm, Inc. 2022 Term Loan H, 8.610%, 3M TSFR + 3.250%, 02/22/27	1,609,294	1,618,179
2023 Term Loan I, 8.598%, 3M TSFR + 3.250%, 08/24/28	4,067,539	4,091,476

		9,621,364

Agriculture—0.1%
Alltech, Inc. Term Loan B, 9.470%, 1M TSFR + 4.000%, 10/13/28	514,500	509,355

Airlines—0.3%
American Airlines, Inc. 2021 Term Loan, 10.427%, 3M TSFR + 4.750%, 04/20/28	900,000	927,000
Mileage Plus Holdings LLC 2020 Term Loan B, 10.770%, 3M TSFR + 5.250%, 06/21/27	507,500	525,685

		1,452,685

Apparel—0.3%
Hanesbrands, Inc. 2023 Term Loan B, 9.106%, 1M TSFR + 3.750%, 03/08/30	1,488,750	1,488,750

Auto Parts & Equipment—1.4%
Adient U.S. LLC 2021 Term Loan B, 8.606%, 1M TSFR + 3.250%, 04/10/28	571,500	573,898
Autokiniton U.S. Holdings, Inc. 2021 Term Loan B, 9.970%, 1M TSFR + 4.500%, 04/06/28	2,201,174	2,212,867
Clarios Global LP 2023 Incremental Term Loan, 9.106%, 1M TSFR + 3.750%, 05/06/30	2,319,188	2,326,435
DexKo Global, Inc. 2021 USD Term Loan B, 9.360%, 3M TSFR + 3.750%, 10/04/28	884,250	882,408
Garrett LX I SARL 2021 USD Term Loan B, 8.895%, 3M TSFR + 3.250%, 04/30/28	659,813	659,950
Garrett Motion, Inc. 2023 Term Loan B, 9.883%, 3M TSFR + 4.500%, 04/30/28	732,143	733,973
RealTruck Group, Inc. 2023 Incremental Term Loan, 10.360%, 1M TSFR + 5.000%, 01/31/28	700,000	691,688

		8,081,219

Banks—0.3%
Walker & Dunlop, Inc. 2021 Term Loan, 7.706%, 1M TSFR + 2.250%, 12/16/28	1,173,008	1,170,075
2023 Incremental Term Loan B, 8.456%, 1M TSFR + 3.000%, 12/16/28	769,188	769,188

		1,939,263

Beverages—0.7%
Arterra Wines Canada, Inc. 2020 Term Loan, 9.110%, 3M TSFR + 3.500%, 11/24/27	897,250	861,711
City Brewing Co. LLC Closing Date Term Loan, 9.164%, 1M TSFR + 3.500%, 04/05/28	1,157,923	919,825
Triton Water Holdings, Inc. Term Loan, 8.860%, 3M TSFR + 3.250%, 03/31/28	2,561,377	2,541,990

		4,323,526

Building Materials—2.6%
ACProducts, Inc. 2021 Term Loan B, 9.860%, 3M TSFR + 4.250%, 05/17/28	2,805,569	2,467,498
Chamberlain Group, Inc. Term Loan B, 8.706%, 1M TSFR + 3.250%, 11/03/28	1,690,500	1,688,387
CPG International, Inc. 2022 Term Loan B, 7.956%, 1M TSFR + 2.500%, 04/28/29	962,813	965,340
Emrld Borrower LP Term Loan B, 8.356%, 1M TSFR + 3.000%, 05/31/30	1,122,188	1,126,896
Icebox Holdco III, Inc. 2021 1st Lien Term Loan, 9.110%, 3M TSFR + 3.500%, 12/22/28	909,601	905,242
MI Windows & Doors LLC 2022 Term Loan, 8.956%, 1M TSFR + 3.500%, 12/18/27	257,397	258,470
Oscar Acquisition Co. LLC Term Loan B, 9.948%, 3M TSFR + 4.500%, 04/29/29	938,125	931,350
Quikrete Holdings, Inc. 2016 1st Lien Term Loan, 8.095%, 1M TSFR + 2.625%, 02/01/27	4,138,602	4,155,934
2023 Term Loan B, 8.220%, 1M TSFR + 2.750%, 03/19/29	2,259,750	2,270,201

		14,769,318

Chemicals—5.1%
Aruba Investments, Inc. 2020 USD Term Loan, 9.456%, 1M TSFR + 4.000%, 11/24/27	656,513	651,043
Axalta Coating Systems U.S. Holdings, Inc. 2023 USD Term Loan B4, 7.848%, 3M TSFR + 2.500%, 12/20/29	1,383,976	1,390,377
CPC Acquisition Corp. Term Loan, 9.360%, 3M TSFR + 3.750%, 12/29/27	608,550	494,447
Flint Group Midco Limited USD Opco Term Loan, 9.924%, 3M TSFR + 4.512%, 12/31/26 (g)	328,194	302,212
Flint Group Topco Limited USD First Lien HoldCo Facility, 5.774%, 3M TSFR + 0.362%, 6.900% PIK, 12/31/27 (g)	160,033	118,024
USD Second Lien HoldCo Facility, 5.774%, 3M TSFR + 0.362%, 6.900% PIK, 12/31/27 (g)	213,412	26,321
INEOS Enterprises Holdings U.S. Finco LLC 2023 USD 1st Lien Term Loan B, 9.238%, 3M TSFR + 3.750%, 07/08/30	1,575,000	1,556,297
INEOS Quattro Holdings U.K. Ltd. 2023 USD 1st Lien Term Loan B, 9.706%, 1M TSFR + 4.250%, 04/02/29	2,248,250	2,208,906
2023 USD Term Loan, 9.206%, 1M TSFR + 3.750%, 03/14/30	447,750	435,437

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2023

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
INEOS U.S. Finance LLC 2021 USD Term Loan B, 7.856%, 1M TSFR + 2.500%, 11/08/28	663,187	$663,187
2022 USD Term Loan B, 9.106%, 1M TSFR + 3.750%, 11/08/27	2,954,238	2,964,395
2023 USD Term Loan B, 8.856%, 1M TSFR + 3.500%, 02/18/30	1,817,122	1,821,503
Kraton Corp. 2022 USD Term Loan, 8.896%, 3M TSFR + 3.250%, 03/15/29	491,250	484,700
Lonza Group AG USD Term Loan B, 9.373%, 3M TSFR + 3.925%, 07/03/28	1,782,447	1,623,140
Momentive Performance Materials, Inc. 2023 Term Loan, 9.856%, 1M TSFR + 4.500%, 03/29/28	3,253,422	3,145,653
Nouryon Finance BV 2023 USD Term Loan B, 9.467%, 3M TSFR + 4.000%, 04/03/28	769,933	773,782
Olympus Water U.S. Holding Corp. 2021 USD Term Loan B, 9.360%, 3M TSFR + 3.750%, 11/09/28	2,474,747	2,473,354
2022 Incremental Term Loan, 9.948%, 3M TSFR + 4.500%, 11/09/28	393,000	394,158
PMHC II, Inc. 2022 Term Loan B, 9.807%, 3M TSFR + 4.250%, 04/23/29	1,732,456	1,665,323
PQ Corp. 2021 Term Loan B, 7.983%, 3M TSFR + 2.500%, 06/09/28	2,252,250	2,257,881
Starfruit Finco BV 2023 Term Loan B, 9.441%, 1M TSFR + 4.000%, 04/03/28	671,625	674,899
Tronox Finance LLC 2021 Term Loan B, 7.970%, 1M TSFR +2.500%; 8.110%, 3M TSFR +2.500%, 03/10/28 (c)	1,353,000	1,355,255
2022 Incremental Term Loan, 8.598%, 3M TSFR + 3.250%, 04/04/29	270,188	270,863
2023 Incremental Term Loan B, 8.848%, 3M TSFR + 3.500%, 08/16/28	500,000	501,563
W.R. Grace & Co. 2021 Term Loan B, 9.360%, 3M TSFR + 3.750%, 09/22/28	1,225,000	1,230,743

		29,483,463

Coal—0.1%
Oxbow Carbon LLC 2023 Term Loan B, 9.448%, 3M TSFR +4.000%; 9.456%, 1M TSFR +4.000%, 05/10/30 (c)	572,125	571,886

Commercial Services—9.9%
AEA International Holdings SARL Term Loan B, 9.360%, 3M TSFR + 3.750%, 09/07/28	3,087,000	3,098,576
Albion Financing 3 SARL 2023 USD Add on Term Loan B, 10.878%, 3M TSFR + 5.500%, 08/17/26	297,750	299,611
USD Term Loan, 10.924%, 3M TSFR + 5.250%, 08/17/26	2,180,500	2,196,854
AlixPartners LLP 2021 USD Term Loan B, 8.106%, 1M TSFR + 2.750%, 02/04/28	572,058	573,965

Commercial Services—(Continued)
Allied Universal Holdco LLC 2021 USD Incremental Term Loan B, 9.206%, 1M TSFR + 3.750%, 05/12/28	2,775,184	2,763,475
American Residential Services LLC 2020 Term Loan B, 9.110%, 3M TSFR + 3.500%, 10/15/27	533,500	533,500
APFS Staffing Holdings, Inc. 2021 Term Loan, 9.356%, 1M TSFR + 4.000%, 12/29/28	294,750	293,092
APi Group DE, Inc. 2023 Incremental Term Loan, 7.970%, 1M TSFR + 2.500%, 01/03/29	804,313	806,826
Belron Finance U.S. LLC 2021 USD Term Loan B, 8.067%, 3M TSFR + 2.425%, 04/13/28	850,938	853,384
2023 Term Loan, 7.995%, 3M TSFR + 2.500%, 04/18/29	870,625	873,501
CCRR Parent, Inc. Term Loan B, 9.220%, 1M TSFR + 3.750%, 03/06/28	1,503,282	1,465,700
CHG Healthcare Services, Inc. 2021 Term Loan, 8.606%, 1M TSFR + 3.250%, 09/29/28	1,173,000	1,176,339
2023 Incremental Term Loan, 9.145%, 3M TSFR + 3.750%, 09/29/28	400,000	401,417
CoreLogic, Inc. Term Loan, 8.856%, 1M TSFR + 3.500%, 06/02/28	2,372,862	2,316,506
Corporation Service Co. Term Loan B, 8.606%, 1M TSFR + 3.250%, 11/02/29	321,750	322,957
EAB Global, Inc. 2021 Term Loan, 8.856%, 1M TSFR + 3.500%, 08/16/28	2,239,399	2,238,199
Employbridge Holding Co. 2021 Term Loan B, 10.407%, 3M TSFR + 4.750%, 07/19/28	1,588,438	1,314,432
Ensemble RCM LLC Term Loan, 9.233%, 3M TSFR + 3.750%, 08/03/26	2,572,517	2,580,328
Foundational Education Group, Inc. 1st Lien Term Loan, 9.895%, 3M TSFR + 4.250%, 08/31/28	588,000	576,240
Garda World Security Corp. 2021 Term Loan B, 9.725%, 3M TSFR + 4.250%, 10/30/26	1,803,894	1,809,391
2022 Term Loan B, 9.625%, 3M TSFR + 4.250%, 02/01/29	496,231	497,368
GTCR W Merger Sub LLC USD Term Loan B, 09/20/30 (b)	3,000,000	3,012,405
Hertz Corp. 2021 Term Loan B, 8.720%, 1M TSFR + 3.250%, 06/30/28	1,893,811	1,890,970
2021 Term Loan C, 8.720%, 1M TSFR + 3.250%, 06/30/28	366,062	365,513
2023 Incremental Term Loan B, 9.108%, 1M TSFR + 3.750%, 06/30/28	725,000	724,728
Homeserve USA Holding Corp. Term Loan, 8.358%, 1M TSFR + 3.000%, 10/21/30	900,000	900,750
KUEHG Corp. 2023 Term Loan, 10.348%, 3M TSFR + 5.000%, 06/12/30	1,371,563	1,378,666
Monitronics International, Inc. 2023 Exit Term Loan, 13.145%, 3M TSFR + 7.500%, 06/30/28	927,541	927,541
NAB Holdings LLC 2021 Term Loan, 8.248%, 3M TSFR + 2.750%, 11/23/28	3,471,313	3,480,714
Neptune Bidco U.S., Inc. 2022 USD Term Loan B, 10.507%, 3M TSFR + 5.000%, 04/11/29	1,890,500	1,733,520
R1 RCM, Inc. 2022 Term Loan B, 06/21/29 (b)	1,000,000	1,002,031
2023 Incremental Term Loan B, 06/21/29 (b)	225,000	225,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2023

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
SCUR-Alpha 1503 GmbH USD Term Loan B1, 10.883%, 3M TSFR + 5.500%, 03/29/30	1,321,072	$1,218,689
Sotheby’s 2021 Term Loan B, 10.155%, 3M TSFR + 4.500%, 01/15/27	768,852	761,804
Spin Holdco, Inc. 2021 Term Loan, 9.625%, 3M TSFR + 4.000%, 03/04/28	3,938,625	3,476,656
Spring Education Group, Inc Term Loan, 9.848%, 3M TSFR + 4.500%, 10/04/30	350,000	351,181
TMF Sapphire Bidco BV 2023 USD Term Loan B, 10.414%, 3M TSFR + 5.000%, 05/03/28	400,000	402,750
Trans Union LLC 2019 Term Loan B5, 7.206%, 1M TSFR + 1.750%, 11/16/26	1,964,936	1,969,736
2021 Term Loan B6, 7.606%, 1M TSFR + 2.250%, 12/01/28	2,150,230	2,159,253
TruGreen LP 2020 Term Loan, 9.356%, 1M TSFR + 4.000%, 11/02/27	533,500	516,995
TTF Holdings LLC Term Loan, 9.470%, 1M TSFR + 4.000%, 03/31/28	539,106	540,229
Vaco Holdings LLC 2022 Term Loan, 10.434%, 3M TSFR + 5.000%, 01/21/29	741,716	734,608
Verscend Holding Corp. 2021 Term Loan B, 9.470%, 1M TSFR + 4.000%, 08/27/25	2,012,587	2,017,932
Wex, Inc. 2021 Term Loan, 7.720%, 1M TSFR + 2.250%, 03/31/28	437,625	439,479

		57,222,811

Computers—2.8%
ASGN, Inc. 2023 Term Loan B, 7.606%, 1M TSFR + 2.250%, 08/30/30	374,063	376,576
Foundever Worldwide Corp. 2021 USD Term Loan, 9.106%, 1M TSFR + 3.750%, 08/28/28	1,979,438	1,907,992
Imprivata, Inc. 2022 Incremental Term Loan, 9.600%, 1M TSFR + 4.250%, 12/01/27	246,250	247,686
Term Loan, 9.106%, 1M TSFR + 3.750%, 12/01/27	1,045,437	1,051,536
Magenta Buyer LLC 2021 USD 1st Lien Term Loan, 10.645%, 3M TSFR + 5.000%, 07/27/28	1,499,219	1,054,138
2021 USD 2nd Lien Term Loan, 13.895%, 3M TSFR + 8.250%, 07/27/29	550,000	217,250
McAfee LLC 2022 USD Term Loan B, 9.193%, 1M TSFR + 3.750%, 03/01/29	2,508,028	2,504,502
NCR Atleos LLC Term Loan B, 10.206%, 1M TSFR + 4.750%, 03/27/29	2,325,000	2,321,368
Redstone Holdco 2 LP 2021 Term Loan, 10.220%, 1M TSFR + 4.750%, 04/27/28	1,467,677	1,116,123
Tempo Acquisition LLC 2023 Term Loan B, 8.106%, 1M TSFR + 2.750%, 08/31/28	1,521,230	1,530,103
Verifone Systems, Inc. 2018 1st Lien Term Loan, 9.641%, 3M TSFR + 4.000%, 08/20/25	2,712,741	2,635,881
Vision Solutions, Inc. 2021 Incremental Term Loan, 9.640%, 3M TSFR + 4.000%, 04/24/28	1,345,226	1,336,819

		16,299,974

Cosmetics/Personal Care—0.9%
Conair Holdings LLC Term Loan B, 9.220%, 1M TSFR + 3.750%, 05/17/28	1,564,000	1,537,933
Journey Personal Care Corp. 2021 Term Loan B, 9.720%, 1M LIBOR + 4.250%, 03/01/28	1,541,796	1,526,378
Sunshine Luxembourg VII SARL 2021 Term Loan B3, 8.948%, 3M TSFR + 3.500%, 10/01/26	1,896,375	1,909,018

		4,973,329

Distribution/Wholesale—0.7%
Core & Main LP 2021 Term Loan B, 7.955% - 8.056%, 1M TSFR + 2.500%, 07/27/28 (c)	1,417,375	1,419,811
Gloves Buyer, Inc. 2021 Term Loan, 9.470%, 1M TSFR + 4.000%, 12/29/27	1,649,856	1,641,607
Windsor Holdings III LLC USD Term Loan B, 9.841%, 1M TSFR + 4.500%, 08/01/30	1,072,294	1,081,294

		4,142,712

Diversified Financial Services—4.9%
Advisor Group, Inc. 2023 Term Loan B, 9.856%, 1M TSFR + 4.500%, 08/17/28	1,448,709	1,455,137
Aretec Group, Inc. 2023 Incremental Term Loan, 9.956%, 1M TSFR + 4.500%, 08/09/30	4,347,463	4,352,219
Astra Acquisition Corp. 2021 1st Lien Term Loan, 10.860%, 3M TSFR + 5.250%, 10/25/28	1,187,371	769,565
Avolon TLB Borrower 1 (U.S.) LLC 2023 Term Loan B6, 7.708%, 1M TSFR + 2.250%, 06/22/28	1,653,250	1,658,896
Citadel Securities LP 2023 Term Loan B, 7.970%, 1M TSFR + 2.500%, 07/29/30	746,296	748,582
Deerfield Dakota Holding LLC 2020 USD Term Loan B, 9.098%, 3M TSFR + 3.750%, 04/09/27	1,833,500	1,822,041
Ditech Holding Corp. 2013 Term Loan, 06/30/24 (d)	1,717,471	188,922
Edelman Financial Center LLC 2021 Term Loan B, 8.970%, 1M TSFR + 3.500%, 04/07/28	1,706,250	1,708,500
Fiserv Investment Solutions, Inc. 2020 Term Loan B, 9.372%, 3M TSFR + 4.000%, 02/18/27	482,500	460,863
Focus Financial Partners LLC 2021 Term Loan B4, 7.856%, 1M TSFR + 2.500%, 06/30/28	999,845	1,001,719
2022 Term Loan B5, 8.606%, 1M TSFR + 3.250%, 06/30/28	345,625	346,825
2023 Term Loan B6, 8.856%, 1M TSFR + 3.500%, 06/30/28	648,375	650,739
Franklin Square Holdings LP 2018 Term Loan B, 7.706%, 1M TSFR + 2.250%, 08/01/25	473,747	476,708
Guggenheim Partners LLC 2022 Term Loan B, 8.598%, 3M TSFR + 3.250%, 12/12/29	4,467,595	4,484,813
HighTower Holdings LLC 2021 Term Loan B, 9.641%, 3M TSFR + 4.000%, 04/21/28	2,748,982	2,743,256
Hudson River Trading LLC 2021 Term Loan, 8.356%, 1M TSFR + 3.000%, 03/20/28	2,287,763	2,283,831
LHS Borrower LLC 2022 Term Loan B, 10.206%, 1M TSFR + 4.750%, 02/16/29	632,802	575,322

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2023

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
NFP Corp. 2020 Term Loan, 8.720%, 1M TSFR + 3.250%, 02/16/27	1,093,220	$1,100,393
Nuvei Technologies Corp. USD Term Loan, 12/19/30 (b)	825,000	825,516
Victory Capital Holdings, Inc. 2021 Term Loan B, 7.772%, 3M TSFR + 2.250%, 07/01/26	768,058	767,578

		28,421,425

Electric—0.2%
Calpine Corp. 2020 Term Loan B5, 7.970%, 1M TSFR + 2.500%, 12/16/27	1,424,263	1,429,037

Electrical Components & Equipment—0.3%
Creation Technologies, Inc. 2021 Term Loan, 11.176%, 3M TSFR + 5.500%, 10/05/28	1,083,500	1,056,412
Energizer Holdings, Inc. 2020 Term Loan, 7.721%, 1M TSFR + 2.250%, 12/22/27	748,519	749,143

		1,805,555

Electronics—0.7%
II-VI, Inc. 2022 Term Loan B, 8.220%, 1M TSFR + 2.750%, 07/02/29	997,483	1,003,094
Mirion Technologies, Inc. 2021 Term Loan, 8.360%, 3M TSFR + 2.750%, 10/20/28	648,596	651,926
MX Holdings U.S., Inc. 2023 USD Term Loan B1D, 8.220%, 1M TSFR + 2.750%, 07/31/28	248,750	249,760
Roper Industrial Products Investment Co. LLC 2023 USD Term Loan, 9.360%, 3M TSFR + 4.000%, 11/22/29	1,615,320	1,621,630
TTM Technologies, Inc. 2023 Term Loan B, 8.093%, 1M TSFR + 2.750%, 05/30/30	523,688	524,997

		4,051,407

Engineering & Construction—0.5%
Aegion Corp. Term Loan, 10.395%, 3M TSFR + 4.750%, 05/17/28	464,589	465,557
Brown Group Holding LLC 2022 Incremental Term Loan B2, 9.106%, 1M TSFR +3.750%; 9.133%, 3M TSFR+ 3.750%; 9.138%,3M TSFR+3.750%, 07/02/29 (c)	246,875	247,933
Term Loan B, 8.206%, 1M TSFR + 2.750%, 06/07/28	1,315,441	1,317,731
KKR Apple Bidco LLC 2021 Term Loan, 8.220%, 1M TSFR + 2.750%, 09/22/28	171,500	171,540
Rockwood Service Corp. 2020 Term Loan, 9.606%, 1M TSFR + 4.250%, 01/23/27	918,464	922,052

		3,124,813

Entertainment—2.3%
Bally’s Corp. 2021 Term Loan B, 8.927%, 3M TSFR + 3.250%, 10/02/28	576,218	548,055
Crown Finance U.S., Inc. 2023 Exit Term Loan, 7.381%, 3M TSFR + 1.500%, 07/31/28	312,463	315,848

Entertainment—(Continued)
Flutter Entertainment PLC Term Loan B, 7.698%, 3M TSFR + 2.250%, 11/25/30	3,050,000	3,060,803
Great Canadian Gaming Corp. 2021 Term Loan, 9.633%, 3M TSFR + 4.000%, 11/01/26	566,375	569,295
Ontario Gaming GTA LP Term Loan B, 9.598%, 3M TSFR + 4.250%, 08/01/30	750,000	753,926
Scientific Games Holdings LP 2022 USD Term Loan B, 8.664%, 3M TSFR + 3.250%, 04/04/29	2,483,656	2,486,415
Scientific Games International, Inc. 2022 USD Term Loan, 8.465%, 1M TSFR + 3.000%, 04/14/29	1,984,887	1,992,795
SeaWorld Parks & Entertainment, Inc. 2021 Term Loan B, 8.470%, 1M TSFR + 3.000%, 08/25/28	977,500	983,609
Stars Group Holdings BV 2022 USD Term Loan B, 8.863%, 3M TSFR + 3.250%, 07/22/28	619,518	622,100
UFC Holdings LLC 2021 Term Loan B, 8.399%, 3M TSFR + 2.750%, 04/29/26	2,011,815	2,020,616

		13,353,462

Environmental Control—2.1%
Covanta Holding Corp. 2021 Term Loan B, 7.856%, 1M TSFR + 2.500%, 11/30/28	1,819,176	1,820,800
2021 Term Loan C, 7.856%, 1M TSFR + 2.500%, 11/30/28	138,695	138,819
2023 Term Loan B, 8.360%, 1M TSFR + 3.000%, 11/30/28	487,151	488,572
2023 Term Loan C, 8.360%, 1M TSFR + 3.000%, 11/30/28	36,628	36,735
EnergySolutions LLC 2023 Term Loan B, 9.356%, 1M TSFR + 4.000%, 09/20/30	942,380	943,086
GFL Environmental, Inc. 2023 First Lien Term Loan, 7.895%, 3M TSFR + 2.500%, 05/31/27	1,749,352	1,757,553
Heritage-Crystal Clean, Inc. Term Loan B, 10.403%, 3M TSFR + 5.000%, 10/17/30	700,000	699,708
Madison IAQ LLC Term Loan, 8.721%, 1M TSFR + 3.250%, 06/21/28	1,982,662	1,978,449
Northstar Group Services, Inc. 2020 Term Loan B, 10.970%, 1M TSFR + 5.500%, 11/12/26	1,516,172	1,514,276
2023 Term Loan, 10.972%, 1M TSFR + 5.500%, 11/12/26	978,066	979,289
Robertshaw U.S. Holding Corp. 2023 PIK First Out Incremental Term Loan, 8.385%, 3M TSFR + 3.000%, 02/28/27 (e)(f)	1,114,946	1,103,574
2023 Second Out Term Loan, 12.448%, 3M TSFR + 7.000%, 02/28/27	1,040,731	858,603
First Out New Money Term Loan, 13.494%, 3M TSFR + 5.000%, 02/28/27	203	205

		12,319,669

Food—1.1%
Cardenas Markets, Inc. 2022 Term Loan, 12.198%, 3M TSFR + 6.750%, 08/01/29	421,796	422,764
Del Monte Foods, Inc. 2022 Term Loan, 9.706%, 1M TSFR+4.250%; 11.750%, PRIME +3.250%, 05/16/29 (c)	1,887,191	1,771,600
Froneri International Ltd. 2020 USD Term Loan, 7.706%, 1M TSFR + 2.250%, 01/29/27	1,809,375	1,813,569

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2023

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
Nomad Foods U.S. LLC Term Loan B4, 8.469%, 6M TSFR + 3.000%, 11/13/29	1,283,585	$1,288,880
U.S. Foods, Inc. 2019 Term Loan B, 7.470%, 1M TSFR + 2.000%, 09/13/26	1,097,646	1,100,760

		6,397,573

Food Service—0.3%
Aramark Services, Inc. 2019 Term Loan B4, 7.220%, 1M TSFR + 1.750%, 01/15/27	932,500	932,966
2023 Term Loan B6, 7.970%, 1M TSFR + 2.500%, 06/22/30	534,960	536,883

		1,469,849

Forest Products & Paper—0.2%
Asplundh Tree Expert LLC 2021 Term Loan B, 7.206%, 1M TSFR + 1.750%, 09/07/27	1,064,250	1,066,424

Hand/Machine Tools—0.4%
Alliance Laundry Systems LLC Term Loan B, 8.994%, 3M TSFR + 3.500%, 10/08/27	951,000	955,293
Apex Tool Group LLC 2022 Term Loan, 10.707%, 1M TSFR + 5.250%, 02/08/29	1,650,497	1,456,268

		2,411,561

Healthcare-Products—0.4%
Artivion, Inc. Term Loan B, 8.970%, 1M TSFR + 3.500%, 06/01/27	446,500	439,803
Avantor Funding, Inc. 2021 Term Loan B5, 7.706%, 1M TSFR + 2.250%, 11/08/27	625,422	627,532
Curia Global, Inc. 2021 Term Loan, 9.233%, 3M TSFR + 3.750%, 08/30/26	1,336,704	1,206,375

		2,273,710

Healthcare-Services—3.1%
BW NHHC Holdco, Inc. 2022 1st Lien Second Out Term Loan, 13.360%, 3M TSFR + 8.000%, 01/15/26	897,583	767,434
Cambrex Corp. 2021 Term Loan, 8.956%, 1M TSFR + 3.500%, 12/04/26	264,900	260,463
Cano Health LLC 2022 Term Loan, 9.533%, 3M TSFR + 4.000%, 11/23/27	2,786,973	1,244,849
Catalent Pharma Solutions, Inc. 2021 Term Loan B3, 7.471%, 1M TSFR + 2.000%, 02/22/28	814,286	801,945
2023 Term Loan B4, 8.356%, 1M TSFR + 3.000%, 02/22/28	300,000	299,625
Electron BidCo, Inc. 2021 Term Loan, 8.470%, 1M TSFR + 3.000%, 11/01/28	859,688	862,911
ICON Luxembourg SARL LUX Term Loan, 7.860%, 3M TSFR + 2.250%, 07/03/28	188,775	189,745
IQVIA, Inc. 2023 USD Term Loan B4, 7.348%, 3M TSFR + 2.000%, 01/02/31	1,300,000	1,305,339
Loire Finco Luxembourg SARL USD Term Loan B, 8.856%, 1M TSFR + 3.500%, 04/21/27	289,669	283,695
Midwest Physician Administrative Services LLC 2021 Term Loan, 8.610%, 3M TSFR + 3.250%, 03/12/28	461,938	419,593

Healthcare-Services—(Continued)
National Mentor Holdings, Inc. 2021 Term Loan, 9.106%, 1M TSFR + 3.750%; 9.110%, 3M TSFR +3.750%, 03/02/28 (c)	1,612,533	1,461,647
2021 Term Loan C, 9.110%, 3M TSFR + 3.750%, 03/02/28	45,933	41,635
Pacific Dental Services LLC 2021 Term Loan, 8.970%, 1M TSFR + 3.500%, 05/05/28	710,855	712,484
Phoenix Guarantor, Inc. 2020 Term Loan B, 8.720%, 1M TSFR + 3.250%, 03/05/26	1,576,080	1,578,296
2021 Term Loan B3, 8.970%, 1M TSFR + 3.500%, 03/05/26	1,311,538	1,313,382
Radnet Management, Inc. 2021 Term Loan, 8.645%, 3M TSFR + 2.000%, 04/21/28	1,006,330	1,010,293
Select Medical Corp. 2023 Term Loan B1, 8.356%, 1M TSFR + 3.000%, 03/06/27	2,445,657	2,450,243
Sound Inpatient Physicians 2018 1st Lien Term Loan, 8.645%, 3M TSFR + 3.000%, 06/27/25	401,625	136,251
Star Parent, Inc. Term Loan B, 9.348%, 3M TSFR + 4.000%, 09/27/30	1,425,000	1,415,649
Surgery Center Holdings, Inc. 2023 Term Loan, 8.856%, 1M TSFR + 3.500%, 12/19/30	1,236,556	1,243,264

		17,798,743

Holding Companies-Diversified—0.1%
Belfor Holdings, Inc. 2023 USD Term Loan B, 9.106%, 1M TSFR + 3.750%, 11/01/30	625,000	628,906

Home Furnishings—0.8%
AI Aqua Merger Sub, Inc. 2021 1st Lien Term Loan B, 9.093%, 1M TSFR + 3.750%, 07/31/28	2,223,675	2,228,191
Mattress Firm, Inc. 2021 Term Loan B, 9.872%, 6M LIBOR + 4.250%, 09/25/28	2,237,157	2,223,175

		4,451,366

Household Products/Wares—0.4%
Kronos Acquisition Holdings, Inc. 2021 1st Lien Term Loan, 11.538%, 3M TSFR + 6.000%, 12/22/26	441,000	442,654
2021 Term Loan B, 9.110%, 3M TSFR + 3.750%, 12/22/26	2,133,350	2,134,849

		2,577,503

Housewares—0.4%
Libbey Glass, Inc. 2022 Term Loan, 11.956%, 1M TSFR + 6.500%, 11/22/27	539,987	517,038
Solis IV BV USD Term Loan B1, 8.880%, 3M TSFR + 3.500%, 02/26/29	1,882,406	1,879,465

		2,396,503

Insurance—3.9%
Alliant Holdings Intermediate LLC 2023 Term Loan B6, 8.865%, 3M TSFR + 3.500%, 11/06/30	1,038,446	1,044,359

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2023

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
AmWINS Group, Inc. 2021 Term Loan B, 7.606%, 1M TSFR + 2.250%, 02/19/28	3,831,557	$3,841,136
2023 Incremental Term Loan B, 8.106%, 1M TSFR + 2.750%, 02/19/28	717,750	720,698
AssuredPartners, Inc. 2020 Term Loan B, 8.970%, 1M TSFR + 3.500%, 02/12/27	168,000	168,542
2021 Term Loan B, 8.970%, 1M TSFR + 3.500%, 02/12/27	1,385,787	1,390,489
Asurion LLC 2020 Term Loan B8, 8.720%, 1M TSFR + 3.250%, 12/23/26	5,238,000	5,235,192
2021 2nd Lien Term Loan B3, 10.606%, 1M TSFR + 5.250%, 01/31/28	1,160,000	1,108,284
2022 Term Loan B10, 9.356%, 1M TSFR + 4.000%, 08/19/28	1,000,215	996,934
HUB International Ltd. 2023 Term Loan B, 9.662%, 3M TSFR + 4.250%, 06/20/30	3,043,621	3,061,374
Ryan Specialty Group LLC Term Loan, 8.456%, 1M TSFR + 3.000%, 09/01/27	1,620,563	1,622,925
Sedgwick Claims Management Services, Inc. 2023 Term Loan B, 9.106%, 1M TSFR + 3.750%, 02/24/28	1,545,574	1,552,577
USI, Inc. 2023 Term Loan B, 8.348%, 3M TSFR + 3.000%, 11/22/29	1,550,647	1,556,462

		22,298,972

Internet—3.1%
Adevinta ASA USD Term Loan B, 8.110%, 3M TSFR + 2.750%, 06/26/28	527,580	530,877
Buzz Finco LLC 2020 Term Loan B, 8.706%, 1M TSFR + 3.250%, 01/29/27	53,545	53,746
Term Loan B, 8.206%, 1M TSFR + 2.750%, 01/29/27	481,250	483,355
CNT Holdings I Corp. 2020 Term Loan, 8.926%, 3M TSFR + 3.500%, 11/08/27	632,125	633,969
Endure Digital, Inc. Term Loan, 9.422%, 6M TSFR + 3.500%, 02/10/28	4,016,060	3,945,152
Getty Images, Inc. 2019 USD Term Loan B, 9.948%, 3M TSFR + 4.500%, 02/19/26	1,679,438	1,688,623
Go Daddy Operating Co. LLC 2021 Term Loan B4, 7.740%, 1M TSFR + 2.000%, 08/10/27	1,037,375	1,040,292
Hoya Midco LLC 2022 Term Loan, 8.633%, 3M TSFR + 3.250%, 02/03/29	509,058	509,906
Magnite, Inc. Term Loan, 10.470%, 1M TSFR+ 5.000%; 10.650% 3M TSFR +5.000%, 04/28/28 (c)	658,125	661,087
Match Group, Inc. 2020 Term Loan B, 7.270%, 3M TSFR + 1.750%, 02/13/27	675,000	676,688
Olaplex, Inc. 2022 Term Loan, 8.956%, 1M TSFR + 3.500%, 02/23/29	989,924	921,248
Proofpoint, Inc. 1st Lien Term Loan, 8.720%, 1M TSFR + 3.250%, 08/31/28	2,597,000	2,602,176
Uber Technologies, Inc. 2023 Term Loan B, 8.135%, 3M TSFR + 2.750%, 03/03/30	3,969,736	3,984,896

		17,732,015

Investment Companies—0.6%
EIG Management Co. LLC 2018 Term Loan B, 9.206%, 1M TSFR + 3.750%, 02/22/25	236,250	236,250

Investment Companies—(Continued)
FinCo I LLC 2023 Term Loan, 8.383%, 3M TSFR + 3.000%, 06/27/29	1,268,625	1,275,166
GIP Pilot Acquisition Partners LP Term Loan, 8.388%, 3M TSFR + 3.000%, 10/04/30	475,000	476,089
Mariner Wealth Advisors LLC Term Loan B, 8.598%, 3M TSFR + 3.250%, 08/18/28	1,327,499	1,327,775

		3,315,280

Leisure Time—2.0%
Bombardier Recreational Products, Inc. 2020 Term Loan, 7.456%, 1M TSFR + 2.000%, 05/24/27	1,557,046	1,551,068
Carnival Corp. 2021 Incremental Term Loan B, 8.720%, 1M TSFR + 3.250%, 10/18/28	2,915,500	2,926,433
City Football Group Ltd. Term Loan, 8.470%, 1M TSFR + 3.000%, 07/21/28	1,421,000	1,418,040
ClubCorp Holdings, Inc. 2023 Term Loan B2, 10.214%, 6M TSFR + 5.000%, 09/18/26	1,502,906	1,452,720
Fender Musical Instruments Corp. 2021 Term Loan B, 9.456%, 1M TSFR + 4.000%, 12/01/28	343,438	335,925
Hayward Industries, Inc. 2021 Term Loan, 8.220%, 1M TSFR + 2.750%, 05/30/28	1,519,321	1,521,220
MajorDrive Holdings IV LLC 2022 Incremental Term Loan B, 10.851%, 3M TSFR + 5.500%, 06/01/29	497,468	497,883
Term Loan B, 9.360%, 3M TSFR + 4.000%, 06/01/28	1,104,299	1,102,918
Recess Holdings, Inc. 2023 Term Loan, 9.388%, 3M TSFR + 4.000%, 03/29/27	598,500	603,737
SRAM LLC 2021 Term Loan B, 8.220%, 1M TSFR + 2.750%; 10.250%, PRIME + 1.750%, 05/18/28 (c)	199,091	199,298

		11,609,242

Lodging—0.7%
Fertitta Entertainment LLC 2022 Term Loan B, 9.356%, 1M TSFR + 4.000%, 01/27/29	1,925,726	1,928,580
Four Seasons Hotels Ltd. 2023 Term Loan B, 7.856%, 1M TSFR + 2.500%, 11/30/29	827,278	831,518
Playa Resorts Holding BV 2022 Term Loan B, 9.608%, 1M TSFR + 4.250%, 01/05/29	1,386,000	1,389,386

		4,149,484

Machinery-Construction & Mining—0.6%
Brookfield WEC Holdings, Inc. 2021 Term Loan, 8.220%, 1M TSFR + 2.750%, 08/01/25	3,403,510	3,415,920

Machinery-Diversified—1.9%
Ali Group North America Corp. 2021 Term Loan B, 7.470%, 1M TSFR + 2.000%, 07/30/29	1,376,167	1,380,252
Clark Equipment Co. 2022 Term Loan B, 7.948%, 3M TSFR + 2.500%, 04/20/29	713,504	716,031
CPM Holdings, Inc. 2023 Term Loan, 9.843%, 1M TSFR + 4.500%, 09/28/28	1,703,116	1,710,993
DXP Enterprises, Inc. 2023 Term Loan B, 10.291%, 6M TSFR + 4.750%, 10/11/30	698,250	702,614

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2023

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Machinery-Diversified—(Continued)
Engineered Machinery Holdings, Inc. 2021 USD Incremental Term Loan, 9.110%, 3M TSFR + 3.500%, 05/19/28	2,186,754	$2,175,365
LSF12 Badger Bidco LLC Term Loan B, 11.356%, 1M TSFR + 6.000%, 08/30/30	300,000	300,375
SPX Flow, Inc. 2022 Term Loan, 9.956%, 1M TSFR + 4.500%, 04/05/29	1,263,549	1,269,077
Titan Acquisition Ltd. 2018 Term Loan B, 8.470%, 1M TSFR + 3.000%, 03/28/25	1,633,660	1,634,098
Vertical U.S. Newco, Inc. Term Loan B, 9.381%, 6M TSFR + 3.500%, 07/30/27	995,006	998,862

		10,887,667

Media—1.9%
CSC Holdings LLC 2019 Term Loan B5, 7.976%, 1M LIBOR + 2.500%, 04/15/27	543,663	515,588
GEE Holdings 2 LLC
2021 2nd Lien Takeback Term Loan, 6.870%, 3M TSFR+ 1.500%, 8.250% PIK, 03/23/26 (g)	364,368	218,621
2021 Exit Term Loan, 13.460%, 3M TSFR + 8.000%, 03/24/25	158,328	144,078
Gray Television, Inc.
2021 Term Loan D, 8.457%, 1M TSFR + 3.000%, 12/01/28	1,053,500	1,047,281
2023 Term Loan E, 7.957%, 1M TSFR + 2.500%, 01/02/26	552,268	552,498
Hubbard Radio LLC
2015 Term Loan B, 9.730%, 1M LIBOR + 4.250%, 03/28/25	419,390	345,997
iHeartCommunications, Inc.
2020 Incremental Term Loan, 8.720%, 1M TSFR + 3.250%, 05/01/26	334,350	289,491
Mission Broadcasting, Inc.
2021 Term Loan B, 7.970%, 1M TSFR + 2.500%, 06/02/28	390,000	390,244
MJH Healthcare Holdings LLC
2022 Term Loan B, 8.956%, 1M TSFR + 3.500%, 01/28/29	294,750	294,013
Nexstar Broadcasting, Inc.
2019 Term Loan B4, 7.970%, 1M TSFR + 2.500%, 09/18/26	229,229	229,587
Sinclair Television Group, Inc.
2021 Term Loan B3, 8.470%, 1M TSFR + 3.000%, 04/01/28	1,699,567	1,408,163
Term Loan B2B, 7.970%, 1M TSFR + 2.500%, 09/30/26	526,558	486,605
Telenet Financing USD LLC
2020 USD Term Loan AR, 7.476%, 1M TSFR + 2.000%, 04/30/28	375,000	372,813
Univision Communications, Inc.
2021 First Lien Term Loan B, 8.720%, 1M TSFR + 3.250%, 03/15/26	2,519,684	2,527,570
Virgin Media Bristol LLC
2020 USD Term Loan Q, 8.726%, 1M TSFR + 3.250%, 01/31/29	1,125,000	1,124,860
USD Term Loan N, 7.976%, 1M TSFR + 2.500%, 01/31/28	850,000	848,672

		10,796,081

Metal Fabricate/Hardware—1.1%
Ameriforge Group, Inc.
2021 Term Loan, 8.558%, 3M TSFR + 8.000%, 02/01/26 (e) (f) (h)	112,694	90,155
Exit Term Loan, 13.360%, 3M TSFR + 8.000%, 02/01/26 (e) (f) (g)	898,033	718,426

Metal Fabricate/Hardware—(Continued)
Dynacast International LLC
2021 First Out Term Loan, 9.988%, 3M TSFR + 4.500%, 07/22/25	1,337,770	1,244,126
WireCo WorldGroup, Inc.
2023 Term Loan B, 9.108%, 3M TSFR + 3.750%, 11/13/28	480,639	483,042
Zekelman Industries, Inc.
2020 Term Loan, 7.476%, 1M TSFR + 2.000%, 01/24/27	3,557,530	3,565,090

		6,100,839

Mining—0.4%
Arsenal AIC Parent LLC
Term Loan, 9.856%, 1M TSFR + 4.500%, 08/18/30	1,770,563	1,780,154
Phoenix Services International LLC
2023 Exit PIK Term Loan, 11.456%, 1M TSFR + 6.100%, 06/30/28	308,640	287,421

		2,067,575

Miscellaneous Manufacturing—1.2%
Gates Global LLC
2021 Term Loan B3, 7.956%, 1M TSFR + 2.500%, 03/31/27	3,578,407	3,589,386
Gemini HDPE LLC
2020 Term Loan B, 8.645%, 3M TSFR + 3.000%, 12/31/27	618,922	618,599
Groupe Solmax, Inc.
Term Loan, 10.220% , 1M TSFR+ 4.750%; 10.360%, 3M TSFR + 4.750%, 05/29/28 (c)	1,048,675	1,010,824
LTI Holdings, Inc.
2018 Add On 1st Lien Term Loan, 8.970%, 1M TSFR + 3.500%, 09/06/25	690,201	667,985
2019 Term Loan, 10.220%, 1M TSFR + 4.750%, 07/24/26	1,171,211	1,137,050

		7,023,844

Oil & Gas—0.1%
Citco Funding LLC
2023 Term Loan B, 8.633%, 3M TSFR + 3.250%, 04/27/28	773,063	776,928
QuarterNorth Energy Holding, Inc.
2021 Exit 2nd Lien Term Loan, 13.470%, 1M TSFR + 8.000%, 08/27/26	165,471	165,471

		942,399

Oil & Gas Services—0.0%
Lealand Finance Co. BV
2020 Take Back Term Loan, 6.470%, 1M TSFR + 1.000%, 3.000% PIK, 06/30/25 (g)	293,104	120,905

Packaging & Containers—1.7%
Berlin Packaging LLC
2021 Term Loan B5, 9.207%, 1M TSFR+ 3.750%; 9.360%, 3M TSFR+ 3.750%, 03/11/28 (c)	1,344,063	1,347,171
Charter NEX U.S., Inc.
2021 Term Loan, 9.220%, 1M TSFR + 3.750%, 12/01/27	2,001,068	2,009,510
Clydesdale Acquisition Holdings, Inc.
Term Loan B, 9.631%, 1M TSFR + 4.175%, 04/13/29	2,585,625	2,601,343
LABL, Inc.
2021 USD 1st Lien Term Loan, 10.456%, 1M TSFR + 5.000%, 10/29/28	766,545	737,464

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2023

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Packaging & Containers—(Continued)
Pretium Packaging LLC
Second Out Term Loan A1, 9.995%, 3M TSFR + 4.600%, 10/02/28	620,744	$490,904
Proampac PG Borrower LLC
2023 Term Loan, 9.868%, 3M TSFR + 4.500%; 9.887%, 3M TSFR + 4.500%, 09/15/28 (c)	1,150,000	1,153,355
Reynolds Group Holdings, Inc.
2020 Term Loan B2, 8.720%, 1M TSFR + 3.250%, 02/05/26	731,998	735,527
2021 Term Loan B, 8.720%, 1M TSFR + 3.250%, 09/24/28	550,676	552,741

		9,628,015

Pharmaceuticals—2.8%
Alkermes, Inc.
2021 Term Loan B, 7.972%, 1M TSFR + 2.500%, 03/12/26	336,881	336,671
Bausch Health Cos., Inc.
2022 Term Loan B, 10.706%, 1M TSFR + 5.250%, 02/01/27	1,798,278	1,470,092
Bayou Intermediate II LLC
Term Loan B, 10.154%, 3M TSFR + 4.500%, 08/02/28	759,500	726,272
Ceva Sante Animale
2023 USD Term Loan B, 9.616%, 3M TSFR + 4.250%, 11/01/30	400,000	402,500
Covis Finco SARL
2022 USD Term Loan B, 11.850%, 3M TSFR + 6.500%, 02/18/27	762,115	543,483
Gainwell Acquisition Corp.
Term Loan B, 9.448%, 3M TSFR + 4.000%, 10/01/27	3,372,538	3,288,225
Grifols Worldwide Operations USA, Inc.
USD 2019 Term Loan B, 7.538%, 3M TSFR + 2.000%, 11/15/27	548,732	549,246
IVC Acquisition Ltd.
2023 USD Term Loan B, 10.886%, 3M TSFR + 5.500%, 11/17/28	1,025,000	1,030,766
Jazz Financing Lux SARL
USD Term Loan, 8.970%, 1M TSFR + 3.500%, 05/05/28	1,471,028	1,479,763
LSCS Holdings, Inc.
2021 1st Lien Term Loan, 9.970%, 1M TSFR + 4.614%, 12/16/28	808,500	799,404
Mallinckrodt International Finance SA
2023 First Out Term Loan, 12.865%, 1M TSFR + 7.500%, 11/14/28	324,178	359,433
2023 Second Out Term Loan, 14.865%, 1M TSFR + 9.500%, 11/14/28	1,837,184	1,978,417
Option Care Health, Inc.
2021 Term Loan B, 8.220%, 1M TSFR + 2.750%, 10/27/28	441,000	443,205
Packaging Coordinators Midco, Inc.
2020 1st Lien Term Loan, 9.110%, 3M TSFR + 3.500%, 11/30/27	1,338,654	1,341,372
Padagis LLC
Term Loan B, 10.434%, 3M TSFR + 4.750%, 07/06/28	1,166,176	1,134,107
PRA Health Sciences, Inc.
US Term Loan, 7.860%, 3M TSFR + 2.250%, 07/03/28	47,033	47,275

		15,930,231

Pipelines—1.1%
Buckeye Partners LP
2023 Term Loan B, 7.856%, 1M TSFR + 2.500%, 11/22/30	825,000	828,281
CQP Holdco LP
2023 4th Amendment Term Loan, 8.360%, 3M TSFR + 3.000%, 12/31/30	1,263,301	1,267,645
Freeport LNG Investments LLLP
Term Loan B, 9.177%, 3M TSFR + 3.500%, 12/21/28	755,643	755,913
ITT Holdings LLC
2023 Term Loan B, 8.606%, 1M TSFR + 3.250%, 10/05/30	822,938	827,052
Oryx Midstream Services Permian Basin LLC
2023 Incremental Term Loan, 8.710%, 1M TSFR + 3.250%, 10/05/28	1,120,343	1,124,684
UGI Energy Services LLC
2023 Term Loan B, 8.706%, 1M TSFR + 3.250%, 02/22/30	1,338,071	1,344,761

		6,148,336

Real Estate—0.7%
Cushman & Wakefield U.S. Borrower LLC
2020 Term Loan B, 8.220%, 1M TSFR + 2.750%, 08/21/25	59,666	59,666
2023 Term Loan, 8.706%, 1M TSFR + 3.250%, 01/31/30	1,258,029	1,250,953
2023 Term Loan B, 9.356%, 1M TSFR + 4.000%, 01/31/30	518,615	519,263
Greystar Real Estate Partners LLC
Term Loan, 9.125%, 3M TSFR + 3.750%, 08/21/30	623,438	624,996
RE/MAX International, Inc.
2021 Term Loan B, 7.856%, 1M TSFR + 2.500%, 07/21/28	1,657,500	1,569,653

		4,024,531

Real Estate Investment Trusts—0.2%
Iron Mountain, Inc.
2023 Term Loan B, 01/31/31 (b)	1,025,000	1,026,601

Retail—3.1%
Dave & Buster’s, Inc.
2023 Term Loan B5, 7.606%, 1M TSFR + 2.250%, 09/20/30	1,800,000	1,803,053
Great Outdoors Group LLC
2021 Term Loan B1, 9.106%, 1M TSFR + 3.750%, 03/06/28	2,449,676	2,453,177
Harbor Freight Tools USA, Inc.
2021 Term Loan B, 8.220%, 1M TSFR + 2.750%, 10/19/27	812,064	812,248
IRB Holding Corp.
2022 Term Loan B, 8.456%, 1M TSFR + 3.000%, 12/15/27	486,300	487,626
Les Schwab Tire Centers
Term Loan B, 8.710%, 1M TSFR + 3.250%, 11/02/27	3,807,450	3,813,001
LIDS Holdings, Inc.
Term Loan, 11.028%, 3M TSFR + 5.500%, 12/14/26	431,250	418,313
Medical Solutions Holdings, Inc.
2021 1st Lien Term Loan, 8.606%, 1M TSFR + 3.250%, 11/01/28	1,597,868	1,485,218
Peer Holding III BV
2023 USD Term Loan B4, 8.598%, 3M TSFR + 3.250%, 10/28/30	1,100,000	1,104,468
PetSmart, Inc.
2021 Term Loan B, 9.206%, 1M TSFR + 3.750%, 02/11/28	1,791,380	1,774,362
Phillips Feed Service, Inc.
2020 Term Loan, 12.356%, 1M TSFR + 7.000%, 11/13/24 (e) (f)	11,230	8,984

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2023

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Serta Simmons Bedding LLC
2023 New Term Loan, 12.963%, 3M TSFR + 7.500%, 06/29/28	1,340,146	$1,278,723
SRS Distribution, Inc.
2022 Incremental Term Loan, 8.956%, 1M TSFR + 3.500%, 06/02/28	417,563	418,085
White Cap Buyer LLC
Term Loan B, 9.106%, 1M TSFR + 3.750%, 10/19/27	1,964,693	1,971,569

		17,828,827

Semiconductors—0.6%
Altar Bidco, Inc.
2021 Term Loan, 8.262%, 1M TSFR + 3.100%; 8.313%, 1M TSFR + 3.100%, 02/01/29 (c)	1,379,000	1,378,655
Bright Bidco BV
2022 Exit Term Loan, 6.390%, 3M TSFR +1.000%, 8.000% PIK, 10/31/27 (g)	378,422	132,448
MKS Instruments, Inc.
2023 Term Loan B, 7.841%, 1M TSFR + 2.500%, 08/17/29	1,384,932	1,389,877
Synaptics, Inc.
Term Loan B, 7.875%, 3M TSFR + 2.250%, 12/02/28	439,875	439,509

		3,340,489

Software—15.6%
Applied Systems, Inc.
2022 Extended 1st Lien Term Loan, 9.848%, 3M TSFR + 4.500%, 09/18/26	4,465,899	4,492,216
AppLovin Corp.
2023 Term Loan B, 8.456%, 1M TSFR + 3.100%, 08/16/30	2,181,767	2,185,993
Aptean, Inc.
2019 Term Loan, 9.606%, 1M TSFR + 4.250%, 04/23/26	1,990,677	1,990,180
Aragorn Parent Corp.
Term Loan, 9.616%, 3M TSFR + 4.250%, 06/15/28	135,134	134,796
Ascend Learning LLC
2021 Term Loan, 8.856%, 1M TSFR + 3.500%, 12/11/28	1,979,798	1,949,327
Banff Merger Sub, Inc.
2023 USD Term Loan, 9.106%, 1M TSFR + 3.750%, 12/29/28	3,759,667	3,794,328
Camelot U.S. Acquisition LLC
2020 Incremental Term Loan B, 8.470%, 1M TSFR + 3.000%, 10/30/26	810,338	811,785
Term Loan B, 8.470%, 1M TSFR + 3.000%, 10/30/26	792,430	794,510
Central Parent, Inc.
2023 Term Loan B, 9.348%, 3M TSFR + 4.000%, 07/06/29	2,977,500	2,995,252
CentralSquare Technologies LLC
2018 1st Lien Term Loan, 9.110%, 3M TSFR + 3.750%, 08/29/25	1,481,204	1,436,239
Ceridian HCM Holding, Inc.
2018 Term Loan B, 7.970%, 1M TSFR + 2.500%, 04/30/25	2,787,147	2,797,019
Cloud Software Group, Inc.
2022 USD Term Loan A, 9.948%, 3M TSFR + 4.500%, 09/29/28	498,590	488,182
2022 USD Term Loan B, 9.877% - 9.948%, 3M TSFR + 4.500%, 03/30/29	2,239,979	2,198,259

Software—(Continued)
Cloudera, Inc.
2021 Second Lien Term Loan, 11.456%, 1M TSFR + 6.000%, 10/08/29	850,000	818,833
2021 Term Loan, 9.206%, 1M TSFR + 3.750%, 10/08/28	2,996,625	2,976,646
2023 Fungible Delayed Draw TL, 8.964%, 1M TSFR + 3.750%, 10/08/28	625,000	620,703
Constant Contact, Inc.
Term Loan, 9.687%, 3M TSFR + 4.000%, 02/10/28	1,764,529	1,729,239
Cornerstone OnDemand, Inc.
2021 Term Loan, 9.220%, 1M TSFR + 3.750%, 10/16/28	2,043,142	1,988,233
E2open LLC
2020 Term Loan B, 8.970%, 1M TSFR + 3.500%, 02/04/28	2,138,883	2,145,567
ECI Macola Max Holdings LLC
2020 Term Loan, 9.110%, 3M TSFR + 3.750%, 11/09/27	1,810,805	1,813,747
EP Purchaser LLC
2021 Term Loan B, 9.110%, 3M TSFR + 3.500%, 11/06/28	442,125	439,224
Epicor Software Corp.
2020 Term Loan, 8.720%, 1M TSFR + 3.250%, 07/30/27	5,627,060	5,654,239
Genuine Financial Holdings LLC
2023 Term Loan B, 9.360%, 3M TSFR + 4.000%, 09/27/30	399,000	398,626
Grab Holdings, Inc.
Term Loan B, 9.970%, 1M TSFR + 4.500%, 01/29/26	926,686	931,899
Greeneden U.S. Holdings II LLC
2020 USD Term Loan B4, 9.470%, 1M TSFR + 4.000%, 12/01/27	778,000	781,951
Informatica LLC
2021 USD Term Loan B, 8.220%, 1M TSFR + 2.750%, 10/27/28	2,898,375	2,908,035
Isolved, Inc.
Term Loan, 9.484%, 3M TSFR + 4.000%, 10/14/30	500,000	501,562
Ivanti Software, Inc.
2021 Term Loan B, 9.907%, 3M TSFR + 4.250%, 12/01/27	1,005,739	958,045
Marcel LUX IV SARL
2023 USD Term Loan B, 9.820%, 1M TSFR + 4.500%, 11/11/30	2,172,016	2,186,497
Maverick Bidco, Inc.
2021 Term Loan, 9.283%, 3M TSFR + 3.750%, 05/18/28	1,829,983	1,808,825
MedAssets Software Intermediate Holdings, Inc.
2021 2nd Lien Term Loan, 12.220%, 1M TSFR + 6.750%, 12/17/29	775,000	467,583
2021 Term Loan, 9.470%, 1M TSFR + 4.000%, 12/18/28	1,203,563	963,352
Mosel Bidco SE
USD Term Loan B, 10.098%, 3M TSFR + 4.750%, 09/16/30	250,000	250,625
Navicure, Inc.
2019 Term Loan B, 9.470%, 1M TSFR + 4.000%, 10/22/26	2,608,650	2,621,693
OceanKey (U.S.) II Corp.
2021 Term Loan, 8.956%, 1M TSFR + 3.500%, 12/15/28	687,750	674,683
Open Text Corp.
2023 Term Loan B, 8.206%, 1M TSFR + 2.750%, 01/31/30	2,350,018	2,355,263
Playtika Holding Corp.
2021 Term Loan, 8.220%, 1M TSFR + 2.750%, 03/13/28	2,046	2,047
PointClickCare Technologies, Inc.
Term Loan B, 8.610%, 3M TSFR + 3.000%, 12/29/27	534,875	535,544
Project Alpha Intermediate Holding, Inc.
2023 1st Lien Term Loan B, 10.106%, 1M TSFR + 4.750%, 10/28/30	1,500,000	1,512,421

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2023

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Project Ruby Ultimate Parent Corp.
2021 Term Loan, 8.720%, 1M TSFR + 3.250%, 03/10/28	1,045,438	$1,046,091
Quartz Acquireco LLC
Term Loan B, 8.856%, 1M TSFR + 3.500%, 06/28/30	822,938	826,538
Quest Software U.S. Holdings, Inc.
2022 Term Loan, 9.783%, 3M TSFR + 4.250%, 02/01/29	497,481	385,237
Rackspace Technology Global, Inc.
2021 Term Loan B, 8.230%, 1M TSFR + 2.750%, 02/15/28	2,810,489	1,243,641
Realpage, Inc.
1st Lien Term Loan, 8.356%, 1M TSFR + 3.000%, 04/24/28	1,935,051	1,927,622
Renaissance Holding Corp.
2023 Refi Term Loan, 10.106%, 3M TSFR + 4.750%, 04/05/30	997,500	1,002,363
SkillSoft Corp.
2021 Term Loan, 10.723%, 1M TSFR + 5.250%, 07/14/28	1,127,424	1,065,415
Skopima Merger Sub, Inc.
Term Loan B, 9.470%, 1M TSFR + 4.000%, 05/12/28	947,138	945,870
SolarWinds Holdings, Inc.
2022 Term Loan B, 9.106%, 1M TSFR + 3.750%, 02/05/27	1,736,875	1,743,496
Sophia LP
2021 Term Loan B, 8.956%, 1M TSFR + 3.500%, 10/07/27	3,320,568	3,333,020
2022 Incremental Term Loan B, 9.606%, 1M TSFR + 4.250%, 10/07/27	494,975	496,367
SS&C Technologies, Inc.
2018 Term Loan B5, 7.220%, 1M TSFR + 1.750%, 04/16/25	1,512,386	1,515,457
Symplr Software, Inc.
2020 Term Loan, 9.983%, 3M TSFR + 4.500%, 12/22/27	1,346,951	1,210,010
Turing Midco LLC
2021 Term Loan B, 7.970%, 1M TSFR + 2.500%, 03/24/28	165,224	165,829
Ultimate Software Group, Inc.
2021 Term Loan, 8.764%, 3M TSFR + 3.250%, 05/04/26	4,951,275	4,969,842
Term Loan B, 9.233%, 3M TSFR + 3.750%, 05/04/26	1,412,313	1,417,976
Veritas U.S., Inc.
2021 USD Term Loan B, 10.356%, 1M TSFR + 5.000%, 09/01/25	2,805,489	2,334,167

		89,742,109

Telecommunications—2.0%
CenturyLink, Inc.
2020 Term Loan B, 7.720%, 1M TSFR + 2.250%, 03/15/27	1,034,560	708,242
Ciena Corp.
2020 Term Loan B, 7.358%, 1M TSFR + 2.000%, 10/24/30	1,194,625	1,199,481
Cyxtera DC Holdings, Inc.
2023 DIP Term Loan, 13.974%, 1M TSFR + 8.500%, 01/07/24	402,772	405,793
Cyxtera DC Holdings, Inc.
Term Loan B, 05/01/24 (d)	1,437,313	908,741
Delta TopCo, Inc.
2020 Term Loan B, 9.121%, 6M TSFR + 3.750%, 12/01/27	3,751,132	3,754,062
Digicel International Finance Ltd.
2017 Term Loan B, 8.860%, 3M LIBOR + 3.250%, 05/28/24	1,429,709	1,344,523
GoTo Group, Inc.
Term Loan B, 10.283%, 3M TSFR + 4.750%, 08/31/27	2,699,080	1,800,286

Telecommunications—(Continued)
Level 3 Financing, Inc.
2019 Term Loan B, 7.220%, 1M TSFR + 1.750%, 03/01/27	1,333,212	1,267,662

		11,388,790

Transportation—0.7%
First Student Bidco, Inc.
2022 Incremental Term Loan B, 9.448%, 3M TSFR + 4.000%, 07/21/28	1,398,697	1,395,491
Kenan Advantage Group, Inc.
2021 Term Loan B1, 9.220%, 1M TSFR + 3.864%, 03/24/26	2,255,250	2,252,632
N-Able International Holdings II LLC
Term Loan B, 8.400%, 3M TSFR + 2.750%, 07/19/28	439,875	440,425

		4,088,548

Total Floating Rate Loans (Cost $534,897,049)		524,463,861

Corporate Bonds & Notes—2.8%

Aerospace/Defense—0.3%
TransDigm, Inc.
6.250%, 03/15/26 (144A)	1,000,000	998,272
6.875%, 12/15/30 (144A)	500,000	515,000

		1,513,272

Airlines—0.5%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.500%, 04/20/26 (144A)	1,666,667	1,654,644
5.750%, 04/20/29 (144A)	1,500,000	1,462,144

		3,116,788

Auto Parts & Equipment—0.2%
Clarios Global LP
6.750%, 05/15/25 (144A)	225,000	226,980
Clarios Global LP/Clarios U.S. Finance Co.
6.250%, 05/15/26 (144A)	1,215,000	1,216,577

		1,443,557

Commercial Services—0.1%
Garda World Security Corp.
4.625%, 02/15/27 (144A)	850,000	819,561

Computers—0.1%
NCR Atleos Corp.
9.500%, 04/01/29 (144A)	500,000	531,248

Diversified Financial Services—0.1%
AG Issuer LLC
6.250%, 03/01/28 (144A)	425,000	422,477

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—0.2%
Calpine Corp.
4.500%, 02/15/28 (144A)	300,000	$285,345
5.250%, 06/01/26 (144A)	988,000	974,875

		1,260,220

Entertainment—0.1%
SeaWorld Parks & Entertainment, Inc.
8.750%, 05/01/25 (144A)	250,000	251,250
Six Flags Theme Parks, Inc.
7.000%, 07/01/25 (144A)	126,000	126,546

		377,796

Environmental Control—0.1%
GFL Environmental, Inc.
4.250%, 06/01/25 (144A)	625,000	615,764

Machinery-Diversified—0.1%
TK Elevator U.S. Newco, Inc.
5.250%, 07/15/27 (144A)	500,000	491,178

Media—0.2%
iHeartCommunications, Inc.
4.750%, 01/15/28 (144A)	250,000	192,326
5.250%, 08/15/27 (144A)	200,000	158,915
6.375%, 05/01/26	105,163	89,660
8.375%, 05/01/27	190,609	123,720
Virgin Media Secured Finance PLC
4.500%, 08/15/30 (144A)	800,000	712,240

		1,276,861

Oil & Gas—0.2%
CITGO Petroleum Corp.
7.000%, 06/15/25 (144A)	1,275,000	1,272,925

Real Estate—0.1%
Cushman & Wakefield U.S. Borrower LLC
6.750%, 05/15/28 (144A)	375,000	373,125

Software—0.2%
Boxer Parent Co., Inc.
7.125%, 10/02/25 (144A)	500,000	502,680
Cloud Software Group, Inc.
9.000%, 09/30/29 (144A)	500,000	475,226

		977,906

Telecommunications—0.3%
Altice France SA
5.500%, 01/15/28 (144A)	475,000	391,198
Level 3 Financing, Inc.
3.875%, 11/15/29 (144A)	1,500,000	1,252,500

		1,643,698

Total Corporate Bonds & Notes (Cost $16,471,958)		16,136,376

Common Stocks—0.7%
Security Description	Shares	Value

Chemicals—0.0%
Campfire Topco Ltd. - Class A (e) (f) (i)	186,971	0

Commercial Services—0.1%
IAP Worldwide Services LLC (e) (f) (i) (j)	44	0
Monitronics International, Inc. (i) (j)	16,872	337,440

		337,440

Electric Utilities—0.1%
Longview Intermediate Holdings C LLC (e) (i) (j)	39,089	315,448

Energy Equipment & Services—0.0%
Mcdermott International Ltd. (i) (j)	117,431	10,569

Entertainment—0.0%
New Cineworld Ltd. (i) (j)	14,581	233,296

Health Care Equipment & Supplies—0.0%
Akorn Holding Co. LLC (e) (f) (i) (j)	56,220	0

Health Care Providers & Services—0.1%
Envision Parent, Inc. (i)	68,001	552,508

Household Products—0.1%
LG Parent Holding Co. (i) (j)	9,472	48,544
Serta Simmons Bedding, Inc. (i) (j)	90,899	534,032
Serta SSB Equipment Co. (e) (f) (i) (j)	90,899	0

		582,576

Investment Companies—0.0%
Aegletes BV (i) (j)	11,991	17,837

Media—0.0%
GEE Acquisition Holdings Corp. (e) (f) (i)	17,940	0

Metals & Mining—0.2%
AFG Holdings, Inc. (e) (f) (i) (j)	24,746	54,936
American Consolidated Natural Resources, Inc. (i) (j)	12,063	977,103
Phoenix Services International LLC (i) (j)	27,895	223,160

		1,255,199

Pharmaceuticals—0.1%
Covis Midco 1 SARL - Class A (e) (i) (j)	619	315
Covis Midco 1 SARL - Class B (e) (i) (j)	619	315
Covis Midco 1 SARL - Class C (e) (i) (j)	619	316
Covis Midco 1 SARL - Class D (e) (i) (j)	619	316
Covis Midco 1 SARL - Class E (e) (i) (j)	619	316
Mallinckrodt International Finance SA (i)	23,570	883,875

		885,453

Professional Services—0.0%
Skillsoft Corp. (i) (j)	3,344	58,788

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—0.0%
Phillips Feed Service, Inc. (e) (f) (i) (j)	62	$3,956

Total Common Stocks (Cost $7,594,647)		4,253,070

Short-Term Investment—5.8%

Repurchase Agreement—5.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $33,181,698; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $33,835,937.	33,172,483	33,172,483

Total Short-Term Investments (Cost $33,172,483)		33,172,483

Total Investments—100.4% (Cost $592,136,137)		578,025,790
Unfunded Loan Commitments—(0.0)% (Cost $(9,687))		(9,687)
Net Investments—100.4% (Cost $592,126,450)		578,016,103
Other assets and liabilities (net)—(0.4)%		(2,403,062)

Net Assets—100.0%		$575,613,041

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the Secured Overnight Financing Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate
(b)	This loan will settle after December 31, 2023, at which time the interest rate will be determined.
(c)	The stated interest rates represent the range of rates at December 31, 2023 of the underlying contracts within the senior loan facility.
(d)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(e)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2023, these securities represent 0.4% of net assets.
(f)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(h)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(i)	Non-income producing security.
(j)	Security was acquired in connection with a restructuring of a senior loan and may be subject to restrictions on resale.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, the market value of 144A securities was $15,922,996, which is 2.8% of net assets.

Glossary of Abbreviations

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(PRIME)—	U.S. Federal Reserve Prime Rate
(TSFR)—	Term Secured Financing Rate

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Floating Rate Loans
Aerospace/Defense	$—	$9,621,364	$—	$9,621,364
Agriculture	—	509,355	—	509,355
Airlines	—	1,452,685	—	1,452,685
Apparel	—	1,488,750	—	1,488,750
Auto Parts & Equipment	—	8,081,219	—	8,081,219
Banks	—	1,939,263	—	1,939,263
Beverages	—	4,323,526	—	4,323,526
Building Materials	—	14,769,318	—	14,769,318
Chemicals	—	29,483,463	—	29,483,463
Coal	—	571,886	—	571,886
Commercial Services	—	57,222,811	—	57,222,811
Computers	—	16,299,974	—	16,299,974
Cosmetics/Personal Care	—	4,973,329	—	4,973,329
Distribution/Wholesale	—	4,142,712	—	4,142,712
Diversified Financial Services	—	28,421,425	—	28,421,425
Electric	—	1,429,037	—	1,429,037
Electrical Components & Equipment	—	1,805,555	—	1,805,555
Electronics	—	4,051,407	—	4,051,407
Engineering & Construction	—	3,124,813	—	3,124,813
Entertainment	—	13,353,462	—	13,353,462
Environmental Control	—	11,216,095	1,103,574	12,319,669
Food	—	6,397,573	—	6,397,573
Food Service	—	1,469,849	—	1,469,849
Forest Products & Paper	—	1,066,424	—	1,066,424
Hand/Machine Tools	—	2,411,561	—	2,411,561
Healthcare-Products	—	2,273,710	—	2,273,710
Healthcare-Services	—	17,798,743	—	17,798,743
Holding Companies-Diversified	—	628,906	—	628,906
Home Furnishings	—	4,451,366	—	4,451,366
Household Products/Wares	—	2,577,503	—	2,577,503
Housewares	—	2,396,503	—	2,396,503
Insurance	—	22,298,972	—	22,298,972
Internet	—	17,732,015	—	17,732,015
Investment Companies	—	3,315,280	—	3,315,280
Leisure Time	—	11,609,242	—	11,609,242
Lodging	—	4,149,484	—	4,149,484
Machinery-Construction & Mining	—	3,415,920	—	3,415,920
Machinery-Diversified	—	10,887,667	—	10,887,667
Media	—	10,796,081	—	10,796,081
Metal Fabricate/Hardware (Less Unfunded Loan Commitments of $9,687)	—	5,292,258	798,894	6,091,152
Mining	—	2,067,575	—	2,067,575
Miscellaneous Manufacturing	—	7,023,844	—	7,023,844

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Oil & Gas	$—	$942,399	$—	$942,399
Oil & Gas Services	—	120,905	—	120,905
Packaging & Containers	—	9,628,015	—	9,628,015
Pharmaceuticals	—	15,930,231	—	15,930,231
Pipelines	—	6,148,336	—	6,148,336
Real Estate	—	4,024,531	—	4,024,531
Real Estate Investment Trusts	—	1,026,601	—	1,026,601
Retail	—	17,819,843	8,984	17,828,827
Semiconductors	—	3,340,489	—	3,340,489
Software	—	89,742,109	—	89,742,109
Telecommunications	—	11,388,790	—	11,388,790
Transportation	—	4,088,548	—	4,088,548
Total Floating Rate Loans (Less Unfunded Loan Commitments of $9,687)	—	522,542,722	1,911,452	524,454,174
Total Corporate Bonds & Notes*	—	16,136,376	—	16,136,376
Common Stocks
Chemicals	—	—	0	0
Commercial Services	—	337,440	0	337,440
Electric Utilities	—	315,448	—	315,448
Energy Equipment & Services	10,569	—	—	10,569
Entertainment	—	233,296	—	233,296
Health Care Equipment & Supplies	—	—	0	0
Health Care Providers & Services	—	552,508	—	552,508
Household Products	—	582,576	0	582,576
Investment Companies	—	17,837	—	17,837
Media	—	—	0	0
Metals & Mining	—	1,200,263	54,936	1,255,199
Pharmaceuticals	—	885,453	—	885,453
Professional Services	58,788	—	—	58,788
Specialty Retail	—	—	3,956	3,956
Total Common Stocks	69,357	4,124,821	58,892	4,253,070
Total Short-Term Investment*	—	33,172,483	—	33,172,483
Total Net Investments	$69,357	$575,976,402	$1,970,344	$578,016,103

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.

During the year ended December 31, 2023, a transfer into Level 3 in the amount of $478,395 was due to the cessation of a vendor or broker providing prices based on market indications which resulted in a lack of significant observable inputs.

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$578,016,103
Cash	3,934,816
Receivable for:
Investments sold	1,948,498
Fund shares sold	82,100
Dividends and interest	2,665,143
Prepaid expenses	2,190

Total Assets	586,648,850
Liabilities
Payables for:
Investments purchased	10,325,643
Fund shares redeemed	15,288
Accrued Expenses:
Management fees	290,273
Distribution and service fees	31,534
Deferred trustees’ fees	172,601
Other expenses	200,470

Total Liabilities	11,035,809

Net Assets	$575,613,041

Net Assets Consist of:
Paid in surplus	$597,234,154
Distributable earnings (Accumulated losses)	(21,621,113)

Net Assets	$575,613,041

Net Assets
Class A	$426,118,765
Class B	149,494,276
Capital Shares Outstanding*
Class A	42,960,696
Class B	15,209,170
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.92
Class B	9.83

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $592,126,450.
(b)	Investments at value is net of unfunded loan commitments of $9,687.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends	$272,860
Interest	54,838,915

Total investment income	55,111,775
Expenses
Management fees	3,618,645
Administration fees	45,345
Custodian and accounting fees	273,803
Distribution and service fees—Class B	370,315
Audit and tax services	129,661
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	26,678
Insurance	5,678
Miscellaneous	28,067

Total expenses	4,590,995
Less management fee waiver	(19,788)

Net expenses	4,571,207

Net Investment Income	50,540,568

Net Realized and Unrealized Gain (Loss)
Net realized loss on investments	(16,868,789)
Net change in unrealized appreciation on investments	28,823,704

Net realized and unrealized gain (loss)	11,954,915

Net Increase (Decrease) in Net Assets From Operations	$62,495,483

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$50,540,568	$33,708,918
Net realized gain (loss)	(16,868,789)	(8,784,788)
Net change in unrealized appreciation (depreciation)	28,823,704	(36,615,016)

Increase (decrease) in net assets from operations	62,495,483	(11,690,886)

From Distributions to Shareholders
Class A	(25,568,368)	(19,869,217)
Class B	(8,091,148)	(5,187,338)

Total distributions	(33,659,516)	(25,056,555)

Increase (decrease) in net assets from capital share transactions	(75,454,975)	(140,409,916)

Total increase (decrease) in net assets	(46,619,008)	(177,157,357)

Net Assets
Beginning of period	622,232,049	799,389,406

End of period	$575,613,041	$622,232,049

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	1,141,508	$11,195,046	155,740	$1,523,609
Reinvestments	2,728,748	25,568,368	2,134,180	19,869,217
Redemptions	(11,435,584)	(110,959,143)	(17,348,133)	(168,084,217)

Net increase (decrease)	(7,565,328)	$(74,195,729)	(15,058,213)	$(146,691,391)

Class B
Sales	1,671,545	$16,028,088	3,417,527	$32,877,844
Reinvestments	870,016	8,091,148	561,400	5,187,338
Redemptions	(2,639,132)	(25,378,482)	(3,346,608)	(31,783,707)

Net increase (decrease)	(97,571)	$(1,259,246)	632,319	$6,281,475

Increase (decrease) derived from capital shares transactions		$(75,454,975)		$(140,409,916)

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022		2021	2020	2019
Net Asset Value, Beginning of Period	$9.47	$9.98		$9.94	$10.23	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.82	0.47		0.32	0.35	0.48
Net realized and unrealized gain (loss)	0.20	(0.62)		0.05	(0.14)	0.24

Total income (loss) from investment operations	1.02	(0.15)		0.37	0.21	0.72

Less Distributions
Distributions from net investment income	(0.57)	(0.36)		(0.33)	(0.50)	(0.49)

Total distributions	(0.57)	(0.36)		(0.33)	(0.50)	(0.49)

Net Asset Value, End of Period	$9.92	$9.47		$9.98	$9.94	$10.23

Total Return (%) (b)	11.09	(1.46	)(c)	3.80 (c)	2.33	7.32

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	0.69		0.69	0.69	0.69
Net ratio of expenses to average net assets (%) (d)	0.70	0.68		0.68	0.69	0.69
Ratio of net investment income (loss) to average net assets (%)	8.49	4.88		3.18	3.55	4.73
Portfolio turnover rate (%)	25	7		34	26	27
Net assets, end of period (in millions)	$426.1	$478.5		$654.2	$636.7	$653.1

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.39	$9.89	$9.86	$10.15	$9.93

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.79	0.45	0.29	0.32	0.45
Net realized and unrealized gain (loss)	0.19	(0.61)	0.05	(0.14)	0.24

Total income (loss) from investment operations	0.98	(0.16)	0.34	0.18	0.69

Less Distributions
Distributions from net investment income	(0.54)	(0.34)	(0.31)	(0.47)	(0.47)

Total distributions	(0.54)	(0.34)	(0.31)	(0.47)	(0.47)

Net Asset Value, End of Period	$9.83	$9.39	$9.89	$9.86	$10.15

Total Return (%) (b)	10.79	(1.60)	3.50	2.06	7.03

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	0.94	0.94	0.94	0.94
Net ratio of expenses to average net assets (%) (d)	0.95	0.93	0.93	0.94	0.94
Ratio of net investment income (loss) to average net assets (%)	8.27	4.77	2.93	3.31	4.48
Portfolio turnover rate (%)	25	7	34	26	27
Net assets, end of period (in millions)	$149.5	$143.7	$145.2	$123.8	$129.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Eaton Vance Floating Rate Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a

BHFTI-22

Brighthouse Funds Trust I
Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2023, the Portfolio had open unfunded loan commitments of $9,687. At December 31, 2023, the Portfolio had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had investments in repurchase agreements with a gross value of $33,172,483, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

LIBOR Replacement Risk: LIBOR was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The full impact of the transition on the Portfolio, the financial instruments in which the Portfolio invests and financial markets more generally cannot yet be fully determined.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$143,099,063	$0	$187,101,460

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$3,618,645	0.625%	First $100 million
	0.600%	Over $100 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Eaton Vance Management is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	On amounts over $500 million

An identical agreement was in effect for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$592,504,125

Gross unrealized appreciation	5,168,477
Gross unrealized (depreciation)	(19,656,499)

Net unrealized appreciation (depreciation)	$(14,488,022)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$33,659,516	$25,056,555	$—	$—	$33,659,516	$25,056,555

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$50,483,801	$—	$(14,488,022)	$(57,444,290)	$(21,448,511)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had accumulated short-term capital losses of $1,756,479 and accumulated long-term capital losses of $55,687,811.

8. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-26

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse/Eaton Vance Floating Rate Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Eaton Vance Floating Rate Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-27

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-28

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel—Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-29

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-30

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-31

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Brighthouse/Eaton Vance Floating Rate Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Eaton Vance Management regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-year period ended June 30, 2023 and outperformed the median of its Performance Universe for the three- and five-year periods ended June 30, 2023. The Board considered that the Portfolio underperformed the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board further considered that the Portfolio underperformed its benchmark, the Morningstar LSTA U.S. Leveraged Loan Index, for the one-, three-, and five-year periods ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTI-32

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe Median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median and the Sub-advised Expense Universe median and equal to the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-33

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A and B shares of the Brighthouse/Franklin Low Duration Total Return Portfolio returned 5.84% and 5.59%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Bond Index¹, returned 4.61%.

MARKET ENVIRONMENT / CONDITIONS

In 2023, financial markets, especially fixed income sectors, experienced high volatility as yields changed rapidly in response to a developing macroeconomic landscape and changing global monetary policies. Geopolitical risk remained an overhang on the market throughout the year as the war in Ukraine continued and a new conflict in the Middle East emerged, putting temporary pressure on global energy prices. Inflation increased through the summer months before the Consumer Price Index (“CPI”) moderated towards the end of the year. By November, the CPI dropped to 3.1% year-over-year.

The U.S. Federal Reserve (the “Fed”) came into the year pursuing monetary policy tightening policies by increasing the federal funds target rate an additional 100 basis points (“bps”) before pausing at the September and subsequent meetings. As part of the Fed’s Summary of Economic Projections released at their December meeting, the median projection for the federal funds target rate indicated a total of 75 bps of potential rate cuts in 2024.

During the period, the two- and five-year U.S. Treasury yields declined 18 bps and 15 bps, ending the period at 4.23% and 3.84%, respectively. Although the Fed kept the federal funds target rate unchanged at the November and December meetings, the dovish interest rate stance pivot at the December meeting caused U.S. Treasury yields to rally significantly, pushing the benchmark 10-year yield lower compared with the third quarter. The 10-year yield ended December unchanged compared with 2022 year-end, at 3.88%. The 30-year yield increased 6 bps, ending the period at 4.03%. As 2023 drew to a close, the U.S. Treasury yield curve remained inverted.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Index, during the period. Against a backdrop of generally tighter spreads for 2023, the Portfolio’s corporate credit exposure was a major contributor to relative performance, namely exposure to Investment Grade (“IG”) and High Yield (“HY”) corporate bonds, senior secured floating-rate Bank Loans, and Collateralized Loan Obligations (“CLOs”).

In securitized bond sectors, the Portfolio’s allocation to Residential Mortgage-Backed Securities (“RMBS”) was a strong contributor to performance. Exposure to Commercial Mortgage-Backed Securities (“CMBS”) and an allocation to Asset-Backed Securities also benefited results. Exposure to Agency Mortgage-Backed Securities (“MBS”) had a largely neutral effect on returns.

The Portfolio’s exposure to sovereign Emerging Market debt and taxable municipal bonds also contributed to relative results. The Portfolio’s duration positioning also contributed strongly to performance, mainly from exposure in the 6-month, 2-year, and 5-year portions of the yield curve.

As the year progressed, several positioning changes were made in the Portfolio. In corporate credit, the allocation to IG corporate bonds was increased. Conversely, out-of-benchmark exposure to CLOs, senior secured floating-rate Bank Loans, and HY corporate bonds were reduced. Within securitized sectors, RMBS and CMBS exposure was reduced. We also slightly trimmed our MBS allocation.

During the reporting period, the Portfolio employed derivatives as a tool in seeking efficient management of certain risks. Derivatives were utilized to manage portfolio duration, credit risk, and currency exposures.

Sonal Desai

Kent Burns

Tina Chou

Patrick Klein

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The Bloomberg U.S. Government/Credit 1-3 Year Bond Index measures performance of U.S. Dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have maturities ranging from one to three years.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. GOVERNMENT/CREDIT 1-3 YEAR BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Brighthouse/Franklin Low Duration Total Return Portfolio
Class A	5.84	1.75	1.54
Class B	5.59	1.51	1.29
Bloomberg U.S. Government/Credit 1-3 Year Bond Index	4.61	1.51	1.27

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Sectors

% of Net Assets
Corporate Bonds & Notes	39.5
U.S. Treasury	36.1
Asset-Backed Securities	7.8
Non-Agency Mortgage-Backed Securities	4.7
Agency Mortgage-Backed Securities	2.7
Floating Rate Loans	1.7
Municipals	1.7
Foreign Government	0.9
Common Stocks	0.2

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Franklin Low Duration Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.49%	$1,000.00	$1,039.00	$2.52
	Hypothetical*	0.49%	$1,000.00	$1,022.74	$2.50

Class B (a)	Actual	0.74%	$1,000.00	$1,036.80	$3.80
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—39.5% of Net Assets

Security Description	Principal Amount*	Value

Aerospace/Defense—1.2%
Boeing Co. 2.196%, 02/04/26	2,600,000	$2,456,706
General Dynamics Corp. 3.250%, 04/01/25	3,300,000	3,232,553
RTX Corp. 4.125%, 11/16/28	2,700,000	2,637,831
TransDigm, Inc. 6.250%, 03/15/26 (144A)	300,000	299,482

		8,626,572

Agriculture—0.7%
Altria Group, Inc. 2.350%, 05/06/25 (a)	2,200,000	2,121,688
Imperial Brands Finance PLC 3.125%, 07/26/24 (144A)	300,000	295,013
4.250%, 07/21/25 (144A) (a)	800,000	785,672
Philip Morris International, Inc. 4.875%, 02/15/28 (a)	900,000	909,616
5.250%, 09/07/28	900,000	925,717

		5,037,706

Airlines—0.6%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.500%, 04/20/26 (144A)	833,333	827,322
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.500%, 10/20/25 (144A)	3,537,983	3,484,225
United Airlines Pass-Through Trust 4.875%, 07/15/27	121,600	117,786

		4,429,333

Apparel—0.1%
Tapestry, Inc. 7.050%, 11/27/25	350,000	357,701

Auto Manufacturers—0.3%
Mercedes-Benz Finance North America LLC 4.950%, 03/30/25 (144A)	2,100,000	2,100,572

Banks—12.9%
ABN AMRO Bank NV 6.339%, 1Y H15 + 1.650%, 09/18/27 (144A) (a) (b)	600,000	613,093
Bank of America Corp. 3.384%, SOFR + 1.330%, 04/02/26 (a) (b)	2,800,000	2,723,164
4.376%, SOFR + 1.580%, 04/27/28 (a) (b)	2,500,000	2,443,247
Bank of Montreal 4.250%, 09/14/24 (a)	3,000,000	2,971,806
Bank of New York Mellon 5.224%, SOFR + 0.800%, 11/21/25 (b)	2,300,000	2,299,223
Bank of Nova Scotia 2.951%, 03/11/27 (a)	2,300,000	2,174,224
BNP Paribas SA 2.219%, SOFR + 2.074%, 06/09/26 (144A) (b)	700,000	668,181
2.819%, 3M TSFR + 1.373%, 11/19/25 (144A) (b)	1,500,000	1,461,610
BPCE SA 2.375%, 01/14/25 (144A) (a)	3,000,000	2,900,367

Banks—(Continued)
Citigroup, Inc. 3.290%, SOFR + 1.528%, 03/17/26 (a) (b)	1,900,000	1,849,751
4.600%, 03/09/26 (a)	4,000,000	3,948,513
Deutsche Bank AG 4.162%, 05/13/25 (a)	2,000,000	1,972,953
Goldman Sachs Group, Inc. 2.640%, SOFR + 1.114%, 02/24/28 (a) (b)	2,000,000	1,854,019
3.750%, 02/25/26 (a)	2,000,000	1,954,135
4.250%, 10/21/25 (a)	3,000,000	2,944,622
4.387%, SOFR + 1.510%, 06/15/27 (b)	900,000	885,686
5.700%, 11/01/24	1,600,000	1,603,814
HSBC Holdings PLC 0.976%, SOFR + 0.708%, 05/24/25 (b)	900,000	881,703
1.645%, SOFR + 1.538%, 04/18/26 (b)	1,500,000	1,425,220
4.180%, SOFR + 1.510%, 12/09/25 (a) (b)	1,900,000	1,874,315
Huntington National Bank 5.699%, SOFR + 1.215%, 11/18/25 (b)	1,700,000	1,678,753
JPMorgan Chase & Co. 2.083%, SOFR + 1.850%, 04/22/26 (b)	5,400,000	5,172,386
3.845%, SOFR + 0.980%, 06/14/25 (a) (b)	1,700,000	1,686,171
3.875%, 09/10/24 (a)	2,500,000	2,472,142
KeyBank NA 4.150%, 08/08/25 (a)	1,600,000	1,551,001
Manufacturers & Traders Trust Co. 5.400%, 11/21/25 (a)	2,300,000	2,284,524
Mitsubishi UFJ Financial Group, Inc. 5.063%, 1Y H15 + 1.550%, 09/12/25 (b)	3,200,000	3,188,013
Mizuho Financial Group, Inc. 5.778%, 1Y H15 + 1.650%, 07/06/29 (a) (b)	1,400,000	1,440,155
Morgan Stanley 2.188%, SOFR + 1.990%, 04/28/26 (b)	2,900,000	2,785,899
4.210%, SOFR + 1.610%, 04/20/28 (a) (b)	2,500,000	2,443,544
4.350%, 09/08/26 (a)	2,200,000	2,159,002
National Bank of Canada 3.750%, SOFR + 1.009%, 06/09/25 (b)	2,300,000	2,279,428
Nordea Bank Abp 4.750%, 09/22/25 (144A)	1,200,000	1,195,318
Santander U.K. Group Holdings PLC 1.673%, SOFR + 0.989%, 06/14/27 (a) (b)	1,800,000	1,636,324
Shinhan Bank Co. Ltd. 1.375%, 10/21/26 (144A)	2,500,000	2,267,122
Societe Generale SA 1.792%, 1Y H15 + 1.000%, 06/09/27 (144A) (b)	1,500,000	1,365,289
2.226%, 1Y H15 + 1.050%, 01/21/26 (144A) (b)	1,700,000	1,633,048
Toronto-Dominion Bank 4.285%, 09/13/24 (a)	4,200,000	4,165,350
Truist Financial Corp. 5.900%, SOFR + 1.626%, 10/28/26 (a) (b)	2,000,000	2,016,435
UBS Group AG 4.550%, 04/17/26	1,200,000	1,184,320
5.711%, 1Y H15 + 1.550%, 01/12/27 (144A) (a) (b)	1,900,000	1,910,408
Wells Fargo & Co. 2.188%, SOFR + 2.000%, 04/30/26 (b)	2,500,000	2,395,915
4.100%, 06/03/26 (a)	3,000,000	2,934,016
6.303%, SOFR + 1.790%, 10/23/29 (a) (b)	900,000	948,530

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Woori Bank 4.750%, 04/30/24 (144A)	1,200,000	$1,195,884

		93,438,623

Beverages—0.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 3.650%, 02/01/26 (a)	1,400,000	1,374,531
Anheuser-Busch InBev Worldwide, Inc. 4.750%, 01/23/29	1,500,000	1,523,312
Coca-Cola Europacific Partners PLC 1.500%, 01/15/27 (144A)	1,600,000	1,443,603

		4,341,446

Biotechnology—0.5%
Amgen, Inc. 5.150%, 03/02/28 (a)	2,300,000	2,354,627
Bio-Rad Laboratories, Inc. 3.300%, 03/15/27	300,000	285,039
Illumina, Inc. 5.800%, 12/12/25 (a)	1,200,000	1,204,105

		3,843,771

Commercial Services—0.1%
Grand Canyon University 4.125%, 10/01/24 (a)	600,000	565,560

Computers—0.2%
Hewlett Packard Enterprise Co. 5.900%, 10/01/24 (a)	1,700,000	1,703,975

Cosmetics/Personal Care—0.9%
Estee Lauder Cos., Inc. 4.375%, 05/15/28 (a)	950,000	946,741
Haleon U.S. Capital LLC 3.375%, 03/24/27	3,400,000	3,271,326
Kenvue, Inc. 5.050%, 03/22/28	2,300,000	2,356,230

		6,574,297

Diversified Financial Services—0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.000%, 10/29/28 (a)	1,000,000	912,989
6.100%, 01/15/27 (a)	1,000,000	1,021,338
Capital One Financial Corp. 3.800%, 01/31/28 (a)	2,500,000	2,373,870

		4,308,197

Electric—3.6%
Berkshire Hathaway Energy Co. 4.050%, 04/15/25	1,700,000	1,680,733
Dominion Energy, Inc. 1.450%, 04/15/26 (a)	2,000,000	1,853,845
DTE Energy Co. 4.875%, 06/01/28 (a)	1,500,000	1,513,002

Electric—(Continued)
Duke Energy Corp. 4.300%, 03/15/28 (a)	4,500,000	4,436,536
Electricite de France SA 5.700%, 05/23/28 (144A)	300,000	310,394
Exelon Corp. 3.400%, 04/15/26 (a)	2,000,000	1,936,145
4.050%, 04/15/30 (a)	2,400,000	2,289,520
Florida Power & Light Co. 4.400%, 05/15/28 (a)	910,000	911,455
Korea East-West Power Co. Ltd. 1.750%, 05/06/25 (144A)	2,500,000	2,389,542
3.600%, 05/06/25 (144A) (a)	1,600,000	1,569,399
NextEra Energy Capital Holdings, Inc. 5.749%, 09/01/25	1,700,000	1,716,083
6.051%, 03/01/25	900,000	908,016
Southern Co. 3.250%, 07/01/26 (a)	3,000,000	2,893,986
5.500%, 03/15/29 (a)	1,700,000	1,768,875

		26,177,531

Electronics—0.2%
Flex Ltd. 3.750%, 02/01/26 (a)	1,300,000	1,257,988

Entertainment—0.0%
Banijay Entertainment SASU 8.125%, 05/01/29 (144A) (a)	300,000	308,861

Food—0.3%
Hershey Co. 4.250%, 05/04/28 (a)	900,000	900,110
Sysco Corp. 5.750%, 01/17/29 (a)	1,100,000	1,145,848

		2,045,958

Healthcare-Products—0.7%
Baxter International, Inc. 1.915%, 02/01/27 (a)	3,000,000	2,748,630
GE HealthCare Technologies, Inc. 5.550%, 11/15/24 (a)	900,000	900,449
5.650%, 11/15/27 (a)	1,000,000	1,035,049

		4,684,128

Healthcare-Services—1.3%
Centene Corp. 3.375%, 02/15/30 (a)	900,000	807,507
Elevance Health, Inc. 1.500%, 03/15/26 (a)	3,000,000	2,798,112
HCA, Inc. 5.200%, 06/01/28 (a)	2,600,000	2,626,680
IQVIA, Inc. 6.250%, 02/01/29 (144A) (a)	1,000,000	1,043,947
Quest Diagnostics, Inc. 3.450%, 06/01/26 (a)	2,100,000	2,041,663

		9,317,909

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—2.2%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 6.750%, 04/15/28 (144A)	500,000	$511,515
Corebridge Global Funding 5.900%, 09/19/28 (144A) (a)	1,600,000	1,648,386
GA Global Funding Trust 3.850%, 04/11/25 (144A)	3,800,000	3,722,789
Marsh & McLennan Cos., Inc. 4.375%, 03/15/29 (a)	2,600,000	2,587,077
New York Life Global Funding 3.600%, 08/05/25 (144A)	3,200,000	3,146,554
Northwestern Mutual Global Funding 4.900%, 06/12/28 (144A)	1,500,000	1,505,489
Pricoa Global Funding I 5.100%, 05/30/28 (144A) (a)	1,500,000	1,516,917
Protective Life Global Funding 3.218%, 03/28/25 (144A)	1,500,000	1,462,931

		16,101,658

Internet—0.8%
Meta Platforms, Inc. 4.600%, 05/15/28 (a)	3,100,000	3,145,216
Netflix, Inc. 3.625%, 06/15/25 (144A)	800,000	785,144
4.375%, 11/15/26	700,000	696,687
5.750%, 03/01/24 (a)	400,000	399,484
Tencent Holdings Ltd. 1.810%, 01/26/26 (144A)	900,000	842,902

		5,869,433

Lodging—0.3%
Sands China Ltd. 2.550%, 03/08/27	1,200,000	1,090,953
Studio City Finance Ltd. 6.000%, 07/15/25 (144A)	1,000,000	978,985

		2,069,938

Media—1.8%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 07/23/25 (a)	3,000,000	2,971,480
Comcast Corp. 4.550%, 01/15/29 (a)	2,000,000	2,008,555
DISH DBS Corp. 5.250%, 12/01/26 (144A)	800,000	685,400
Fox Corp. 3.050%, 04/07/25 (a)	1,700,000	1,654,856
4.709%, 01/25/29 (a)	1,500,000	1,491,411
TWDC Enterprises 18 Corp. 3.150%, 09/17/25	3,000,000	2,919,043
Walt Disney Co. 1.750%, 01/13/26 (a)	1,300,000	1,230,291

		12,961,036

Miscellaneous Manufacturing—0.2%
Parker-Hannifin Corp. 3.650%, 06/15/24	1,600,000	1,584,678

Multi-National—0.2%
Banque Ouest Africaine de Developpement 5.000%, 07/27/27 (144A)	1,300,000	1,209,325

Oil & Gas—2.0%
Aker BP ASA 2.000%, 07/15/26 (144A)	1,010,000	930,834
BP Capital Markets America, Inc. 3.410%, 02/11/26 (a)	2,000,000	1,952,849
3.796%, 09/21/25 (a)	3,200,000	3,154,572
CITGO Petroleum Corp. 6.375%, 06/15/26 (144A)	1,100,000	1,096,368
Endeavor Energy Resources LP/EER Finance, Inc. 5.750%, 01/30/28 (144A)	900,000	900,849
Equinor ASA 1.750%, 01/22/26 (a)	1,300,000	1,229,213
2.875%, 04/06/25 (a)	4,700,000	4,584,869
Petroleos Mexicanos 6.875%, 10/16/25 (a)	350,000	344,366

		14,193,920

Oil & Gas Services—0.3%
Baker Hughes Holdings LLC/Baker Hughes Co.-Obligor, Inc. 3.337%, 12/15/27 (a)	2,000,000	1,911,228

Pharmaceuticals—1.9%
AstraZeneca PLC 0.700%, 04/08/26 (a)	200,000	184,117
Cigna Group 1.250%, 03/15/26 (a)	4,000,000	3,706,761
4.375%, 10/15/28	2,000,000	1,983,888
CVS Health Corp. 1.300%, 08/21/27 (a)	1,300,000	1,154,597
4.300%, 03/25/28 (a)	1,600,000	1,572,877
5.000%, 01/30/29 (a)	1,500,000	1,527,523
Pfizer Investment Enterprises Pte. Ltd. 4.450%, 05/19/28	2,700,000	2,698,604
Teva Pharmaceutical Finance Netherlands III BV 4.750%, 05/09/27 (a)	800,000	766,000

		13,594,367

Pipelines—1.9%
Cheniere Corpus Christi Holdings LLC 5.875%, 03/31/25 (a)	2,500,000	2,505,328
Energy Transfer LP 4.050%, 03/15/25	1,800,000	1,770,788
EnLink Midstream Partners LP 4.850%, 07/15/26 (a)	1,100,000	1,077,665
Enterprise Products Operating LLC 4.150%, 10/16/28	2,500,000	2,468,299

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
MPLX LP 4.875%, 12/01/24	2,500,000	$2,485,737
Sabine Pass Liquefaction LLC 5.625%, 03/01/25	1,700,000	1,703,253
5.750%, 05/15/24 (a)	221,000	220,872
Venture Global LNG, Inc. 8.125%, 06/01/28 (144A) (a)	600,000	605,938
Williams Cos., Inc. 4.000%, 09/15/25 (a)	500,000	490,735

		13,328,615

Real Estate Investment Trusts—0.5%
MPT Operating Partnership LP/MPT Finance Corp. 5.000%, 10/15/27 (a)	1,300,000	1,061,888
Prologis LP 4.875%, 06/15/28 (a)	2,250,000	2,278,640
Public Storage Operating Co. 5.125%, 01/15/29 (a)	400,000	412,738

		3,753,266

Retail—0.2%
KSouth Africa Ltd 3.000%, 12/31/49 (144A) † (c) (d) (e)	712,186	0
25.000%, 12/31/49 (144A) † (c) (d) (e)	313,720	0
O’Reilly Automotive, Inc. 5.750%, 11/20/26 (a)	1,450,000	1,484,739

		1,484,739

Semiconductors—0.4%
SK Hynix, Inc. 1.500%, 01/19/26 (144A)	3,400,000	3,131,529

Software—0.1%
Fiserv, Inc. 2.250%, 06/01/27 (a)	1,000,000	924,707

Telecommunications—1.8%
AT&T, Inc. 1.650%, 02/01/28 (a)	2,700,000	2,404,355
2.300%, 06/01/27 (a)	400,000	371,277
CommScope Technologies LLC 6.000%, 06/15/25 (144A)	300,000	244,500
Iliad Holding SASU 6.500%, 10/15/26 (144A)	700,000	698,631
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 09/20/29 (144A)	93,750	92,938
T-Mobile USA, Inc. 4.950%, 03/15/28 (a)	3,000,000	3,040,287
Verizon Communications, Inc. 1.450%, 03/20/26 (a)	4,300,000	4,005,415
2.100%, 03/22/28	2,500,000	2,261,511

		13,118,914

Trucking & Leasing—0.1%
DAE Funding LLC 1.550%, 08/01/24 (144A)	600,000	584,430

Total Corporate Bonds & Notes (Cost $292,158,012)		284,941,911

U.S. Treasury & Government Agencies—38.8%

Agency Sponsored Mortgage - Backed—2.7%
Federal Home Loan Mortgage Corp. 3.000%, 10/01/37	3,340,461	3,149,415
3.500%, 10/01/37	3,530,800	3,397,899
Federal Home Loan Mortgage Corp. STACR REMICS Trust 7.337%, SOFR30A + 2.000%, 04/25/42 (144A) (b)	1,082,385	1,092,223
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes 9.202%, SOFR30A + 3.864%, 09/25/24 (b)	1,627,613	1,656,115
9.452%, SOFR30A + 4.114%, 08/25/24 (b)	48,244	48,495
10.002%, SOFR30A + 4.664%, 10/25/24 (b)	648,466	653,501
10.102%, SOFR30A + 4.764%, 10/25/28 (b)	1,337,806	1,404,915
10.602%, SOFR30A + 5.264%, 11/25/28 (b)	948,383	1,005,397
Federal National Mortgage Association
3.800%, 1Y RFUCCT + 1.550%, 02/01/44 (b)	25,111	24,979
3.960%, 1Y RFUCCT + 1.585%, 02/01/36 (b)	8,933	8,902
4.018%, 1Y H15 + 2.159%, 03/01/30 (b)	136	133
4.028%, 1Y RFUCCT + 1.778%, 12/01/35 (b)	97,596	97,501
4.030%, 1Y RFUCCT + 1.530%, 02/01/33 (b)	24,428	24,351
4.174%, 1Y H15 + 1.795%, 02/01/25 (b)	1,101	1,096
4.209%, 1Y RFUCCT + 1.834%, 03/01/36 (b)	12,878	12,815
4.290%, 1Y H15 + 2.165%, 07/01/33 (b)	16,541	16,082
4.323%, 1Y RFUCCT + 1.815%, 03/01/36 (b)	8,410	8,387
4.386%, 1Y RFUCCT + 1.580%, 03/01/33 (b)	11,212	11,170
4.395%, 1Y H15 + 2.270%, 01/01/29 (b)	1,382	1,339
4.395%, 1Y H15 + 2.270%, 01/01/32 (b)	4,166	4,118
4.410%, 1Y H15 + 2.285%, 02/01/35 (b)	25,120	24,904
4.500%, 09/01/24	12,088	12,021
4.500%, 03/01/25	67,187	66,814
4.525%, 1Y H15 + 2.275%, 06/01/35 (b)	33,550	33,156
4.549%, 1Y H15 + 2.270%, 08/01/30 (b)	8,095	7,884
4.560%, 1Y RFUCCT + 1.810%, 04/01/40 (b)	594	592
4.643%, 1Y H15 + 2.431%, 04/01/36 (b)	1,367	1,354
4.665%, 6M RFUCCT + 1.415%, 06/01/32 (b)	6,338	6,257
4.709%, 6M RFUCCT + 1.399%, 03/01/35 (b)	9,117	9,095
4.769%, 1Y RFUCCT + 1.615%, 01/01/36 (b)	17,315	17,263
4.845%, 6M RFUCCT + 0.845%, 11/01/33 (b)	342	338
4.859%, 6M RFUCCT + 1.413%, 11/01/34 (b)	2,593	2,566
4.973%, 1Y RFUCCT + 1.711%, 09/01/35 (b)	646,975	662,898
5.000%, 6M RFUCCT + 1.570%, 11/01/35 (b)	22,428	22,679
5.009%, 1Y H15 + 2.152%, 12/01/33 (b)	32,416	32,194
5.026%, 1Y H15 + 2.017%, 04/01/27 (b)	6	6
5.038%, 6M RFUCCT + 1.538%, 09/01/35 (b)	4,077	4,036
5.109%, 1Y H15 + 2.233%, 09/01/36 (b)	238	236
5.125%, 1Y RFUCCT + 1.750%, 04/01/34 (b)	13,312	13,160
5.185%, 1Y RFUCCT + 1.810%, 04/01/35 (b)	124,257	122,905
5.217%, 6M RFUCCT + 1.635%, 03/01/37 (b)	1,354	1,375
5.344%, 1Y RFUCCT + 1.677%, 11/01/36 (b)	488,861	491,880

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Federal National Mortgage Association
5.414%, 1Y H15 + 2.090%, 07/01/33 (b)	12,999	$13,008
5.451%, 1Y H15 + 2.193%, 09/01/33 (b)	1,259	1,252
5.476%, 1Y H15 + 2.178%, 11/01/35 (b)	650,421	663,205
5.481%, 6M RFUCCT + 2.106%, 09/01/33 (b)	17,245	17,018
5.509%, 1Y H15 + 2.280%, 01/01/32 (b)	363	364
5.512%, 1Y H15 + 2.469%, 09/01/33 (b)	350	348
5.525%, 6M RFUCCT + 2.275%, 08/01/32 (b)	6,265	6,168
5.540%, 6M RFUCCT + 1.415%, 12/01/32 (b)	36,073	35,529
5.583%, 1Y RFUCCT + 1.833%, 08/01/32 (b)	27,014	26,797
5.621%, 1Y H15 + 2.245%, 03/01/38 (b)	3,867	3,863
5.622%, 1Y RFUCCT + 1.689%, 05/01/33 (b)	3,441	3,387
5.625%, 1Y RFUCCT + 1.375%, 07/01/33 (b)	10,131	9,996
5.662%, 6M RFUCCT + 1.794%, 06/01/28 (b)	672	666
5.744%, 1Y RFUCCT + 1.905%, 11/01/35 (b)	196,989	202,267
5.752%, 1Y RFUCCT + 1.502%, 07/01/33 (b)	23,198	22,992
5.769%, 1Y H15 + 1.851%, 08/01/29 (b)	204	203
5.800%, 1Y H15 + 1.675%, 11/01/32 (b)	6,880	6,804
5.821%, 1Y RFUCCT + 1.571%, 11/01/36 (b)	199	198
5.842%, 1Y H15 + 2.470%, 07/01/28 (b)	521	518
5.895%, 1Y RFUCCT + 1.645%, 09/01/39 (b)	1,496	1,481
5.901%, 1Y RFUCCT + 1.651%, 10/01/33 (b)	13,644	13,530
5.905%, 1Y RFUCCT + 1.655%, 08/01/34 (b)	745	740
5.942%, 1Y RFUCCT + 1.692%, 08/01/37 (b)	2,897	2,906
5.973%, 1Y RFUCCT + 1.723%, 10/01/36 (b)	937	937
6.000%, 6M RFUCCT + 2.250%, 10/01/33 (b)	14,738	14,583
6.015%, 1Y RFUCCT + 1.690%, 11/01/35 (b)	2,153	2,126
6.021%, 1Y H15 + 2.360%, 11/01/34 (b)	685,893	704,844
6.094%, 1Y RFUCCT + 1.844%, 09/01/37 (b)	624	623
6.123%, 1Y H15 + 1.998%, 10/01/32 (b)	8,312	8,250
6.150%, 1Y H15 + 2.150%, 08/01/33 (b)	34,130	34,087
6.161%, 1Y H15 + 2.223%, 07/01/35 (b)	5,627	5,688
6.290%, 1Y H15 + 2.290%, 08/01/32 (b)	3,182	3,168
6.964%, 6M RFUCCT + 1.157%, 03/01/28 (b)	1,244	1,242
6.981%, 6M RFUCCT + 1.106%, 11/01/33 (b)	568	566
7.079%, 6M RFUCCT + 1.430%, 02/01/36 (b)	10,413	10,477
7.166%, 6M RFUCCT + 1.570%, 12/01/34 (b)	15,487	15,676
7.223%, 6M RFUCCT + 1.585%, 03/01/36 (b)	43,510	44,073
7.370%, 6M RFUCCT + 1.620%, 11/01/32 (b)	2,874	2,865
7.478%, 6M RFUCCT + 1.691%, 04/01/36 (b)	12,170	12,312
Federal National Mortgage Association Connecticut Avenue Securities 8.352%, SOFR30A + 3.014%, 07/25/24 (b)	430,433	434,059
9.452%, SOFR30A + 4.114%, 05/25/25 (b)	727,517	751,251
9.752%, SOFR30A + 4.414%, 02/25/25 (b)	626,490	645,154
10.452%, SOFR30A + 5.114%, 07/25/25 (b)	653,698	684,233
12.402%, SOFR30A + 7.064%, 08/25/28 (b)	642,948	673,718

		19,235,618

U.S. Treasury—36.1%
U.S. Treasury Inflation-Indexed Notes 0.125%, 04/15/26 (f)	8,329,791	7,928,276
U.S. Treasury Notes
0.250%, 05/31/25	40,000,000	37,670,312
0.375%, 04/30/25	5,000,000	4,731,641

U.S. Treasury—(Continued)
U.S. Treasury Notes
0.375%, 01/31/26	6,000,000	5,543,437
0.750%, 08/31/26	22,000,000	20,169,531
1.000%, 12/15/24 (a) (g)	10,000,000	9,643,359
1.500%, 02/15/25	18,500,000	17,853,223
1.625%, 02/15/26	36,500,000	34,588,027
2.625%, 04/15/25	34,000,000	33,167,266
2.875%, 05/31/25 (a)	35,000,000	34,202,930
2.875%, 11/30/25	36,000,000	35,069,062
4.625%, 06/30/25	20,000,000	20,047,656

		260,614,720

Total U.S. Treasury & Government Agencies (Cost $280,808,234)		279,850,338

Asset-Backed Securities—7.8%

Asset-Backed - Credit Card—2.7%
American Express Credit Account Master Trust 3.750%, 08/15/27	5,496,000	5,402,333
BA Credit Card Trust 3.530%, 11/15/27	1,200,000	1,176,397
4.980%, 11/15/28	2,000,000	2,023,272
Capital One Multi-Asset Execution Trust 3.490%, 05/15/27	3,070,000	3,012,434
Chase Issuance Trust 3.970%, 09/15/27	2,047,000	2,019,388
Discover Card Execution Note Trust 3.560%, 07/15/27	5,710,000	5,597,443

		19,231,267

Asset-Backed - Other—5.1%
American Homes 4 Rent Trust 3.467%, 04/17/52 (144A)	2,116,592	2,057,510
Bain Capital Credit CLO Ltd. 6.824%, 3M TSFR + 1.412%, 04/23/31 (144A) (b)	1,000,000	981,356
Carlyle Direct Lending CLO LLC 7.856%, 3M TSFR + 2.462%, 10/15/31 (144A) (b)	1,000,000	983,648
CF Hippolyta Issuer LLC 1.690%, 07/15/60 (144A)	1,142,304	1,055,682
Cook Park CLO Ltd. 6.784%, 3M TSFR + 1.382%, 04/17/30 (144A) (b)	1,500,000	1,482,590
Countrywide Asset-Backed Certificates Trust 6.220%, 1M TSFR + 0.864%, 03/25/34 (b)	27,634	27,417
Dryden 45 Senior Loan Fund 7.056%, 3M TSFR + 1.662%, 10/15/30 (144A) (b)	3,000,000	2,979,147
FirstKey Homes Trust 1.266%, 10/19/37 (144A)	1,400,746	1,298,361
Home Partners of America Trust 2.649%, 01/17/41 (144A)	486,869	424,734
Neuberger Berman CLO XVIII Ltd. 7.074%, 3M TSFR + 1.662%, 10/21/30 (144A) (b)	1,700,000	1,687,095
New Economy Assets Phase 1 Sponsor LLC 1.910%, 10/20/61 (144A)	5,010,000	4,384,197

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2023

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Octagon 58 Ltd. 7.744%, 3M TSFR + 2.350%, 07/15/37 (144A) (b)	3,000,000	$2,970,597
Octagon Investment Partners 28 Ltd. 7.110%, 3M TSFR + 1.712%, 10/24/30 (144A) (b)	2,000,000	1,985,376
Octagon Investment Partners 35 Ltd. 6.777%, 3M TSFR + 1.362%, 01/20/31 (144A) (b)	600,000	599,388
OHA Credit Partners VII Ltd. 6.699%, 3M TSFR + 1.332%, 02/20/34 (144A) (b)	6,398,000	6,388,454
RAAC Trust 6.170%, 1M TSFR + 0.814%, 03/25/34 (b)	43,905	43,143
RR 14 Ltd. 6.776%, 3M TSFR + 1.382%, 04/15/36 (144A) (b)	5,382,000	5,365,160
Voya CLO Ltd. 7.057%, 3M TSFR + 1.662%, 10/18/31 (144A) (b)	2,454,544	2,426,246

		37,140,101

Total Asset-Backed Securities (Cost $57,699,116)		56,371,368

Mortgage-Backed Securities—4.7%

Collateralized Mortgage Obligations—3.4%
Adjustable Rate Mortgage Trust 4.868%, 02/25/35 (b)	619,538	605,722
BRAVO Residential Funding Trust 3.500%, 10/25/44 (144A) (b)	949,840	897,193
CHL Mortgage Pass-Through Trust 4.520%, 07/25/34 (b)	167,560	155,855
COLT Mortgage Loan Trust 4.301%, 03/25/67 (144A) (b)	930,290	898,877
Credit Suisse First Boston Mortgage Securities Corp. 5.000%, 09/25/49	34,309	20,079
JP Morgan Mortgage Trust 2.500%, 10/25/51 (144A) (b)	4,183,575	3,652,219
2.500%, 04/25/52 (144A) (b)	3,754,836	3,269,727
2.500%, 06/25/52 (144A) (b)	732,251	634,359
Merrill Lynch Mortgage Investors Trust 6.210%, 1M TSFR + 0.854%, 03/25/28 (b)	59,655	56,113
Mill City Mortgage Loan Trust 3.250%, 05/25/62 (144A) (b)	539,208	525,733
3.500%, 04/25/66 (144A) (b)	1,146,735	1,108,173
New York Mortgage Trust 6.145%, 1M TSFR + 0.789%, 02/25/36 (b)	42,113	40,481
OBX Trust 2.500%, 05/25/51 (144A) (b)	2,467,904	2,152,955
2.500%, 10/25/51 (144A) (b)	659,700	573,211
6.120%, 1M TSFR + 0.764%, 06/25/57 (144A) (b)	303,107	288,496
Provident Funding Mortgage Trust 2.500%, 10/25/51 (144A) (b)	2,552,158	2,209,364
PSMC Trust 2.500%, 08/25/51 (144A) (b)	3,827,529	3,356,699
Sequoia Mortgage Trust 6.112%, 1M TSFR + 0.754%, 11/20/34 (b)	107,020	97,350
Towd Point Mortgage Trust
2.750%, 10/25/56 (144A) (b)	102,112	101,418

Collateralized Mortgage Obligations—(Continued)
Towd Point Mortgage Trust
3.000%, 06/25/58 (144A) (b)	1,378,424	1,282,408
3.750%, 03/25/58 (144A) (b)	348,713	332,787
3.750%, 05/25/58 (144A) (b)	1,926,671	1,860,411
WaMu Mortgage Pass-Through Certificates Trust 5.930%, 1M TSFR + 0.574%, 04/25/45 (b)	440,082	425,640

		24,545,270

Commercial Mortgage-Backed Securities—1.3%
BX Commercial Mortgage Trust 6.176%, 1M TSFR + 0.814%, 09/15/36 (144A) (b)	1,950,000	1,899,806
BX Mortgage Trust 6.166%, 1M TSFR + 0.804%, 10/15/36 (144A) (b)	2,643,000	2,587,481
BX Trust 6.853%, 1M TSFR + 1.491%, 04/15/37 (144A) (b)	2,535,580	2,516,494
Commercial Mortgage Trust 6.012%, 07/10/38 (b)	357,974	85,914
DBCG Mortgage Trust 8.500%, 06/15/34 (144A) (b)	2,550,000	2,544,566

		9,634,261

Total Mortgage-Backed Securities (Cost $37,537,957)		34,179,531

Floating Rate Loans (h)—1.7%

Aerospace/Defense—0.1%
Alloy Finco Ltd.
USD Holdco PIK Term Loan, 13.500%, 03/06/25 (i)	525,852	484,220

Airlines—0.1%
American Airlines, Inc. 2023 1st Lien Term Loan, 8.869%, 3M TSFR + 3.500%, 06/04/29	140,000	140,642
United Airlines, Inc. 2021 Term Loan B, 9.220%, 1M TSFR + 3.750%, 04/21/28	583,193	586,036

		726,678

Auto Parts & Equipment—0.1%
First Brands Group LLC 2021 Term Loan, 10.881%, 6M TSFR + 5.000%, 03/30/27	427,012	424,521

Beverages—0.0%
Triton Water Holdings, Inc.
Term Loan, 8.860%, 3M TSFR + 3.250%, 03/31/28	345,627	343,011

Building Materials—0.0%
Summit Materials LLC 2023 Incremental Term Loan B, 11/30/28 (j)	50,602	50,792

Chemicals—0.0%
INEOS Styrolution U.S. Holding LLC 2021 USD Term Loan B, 8.220%, 1M TSFR + 2.750%, 01/29/26	343,789	344,649

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2023

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—0.1%
Allied Universal Holdco LLC 2021 USD Incremental Term Loan B, 9.206%, 1M TSFR + 3.750%, 05/12/28	264,096	$262,982
Verscend Holding Corp. 2021 Term Loan B, 9.470%, 1M TSFR + 4.000%, 08/27/25	231,828	232,444

		495,426

Computers—0.1%
Magenta Buyer LLC 2021 USD 1st Lien Term Loan, 10.645%, 3M TSFR + 5.000%, 07/27/28	115,756	81,391
Peraton Corp.
Term Loan B, 9.206%, 1M TSFR + 3.750%, 02/01/28	316,774	317,883

		399,274

Diversified Financial Services—0.1%
Citadel Securities LP 2023 Term Loan B, 7.970%, 1M TSFR + 2.500%, 07/29/30	379,342	380,504
Edelman Financial Center LLC 2021 Term Loan B, 8.970%, 1M TSFR + 3.500%, 04/07/28	334,286	334,727

		715,231

Entertainment—0.1%
Bally’s Corp. 2021 Term Loan B, 8.927%, 3M TSFR + 3.250%, 10/02/28	527,418	501,640
Scientific Games Holdings LP 2022 USD Term Loan B, 8.664%, 3M TSFR + 3.250%, 04/04/29	268,758	269,057

		770,697

Home Furnishings—0.1%
AI Aqua Merger Sub, Inc. 2021 1st Lien Term Loan B, 9.093%, 1M TSFR + 3.750%, 07/31/28	402,436	403,254
2023 Incremental Term Loan, 07/31/28 (j)	55,556	55,868

		459,122

Insurance—0.1%
AssuredPartners, Inc. 2020 Term Loan B, 8.970%, 1M TSFR + 3.500%, 02/12/27	334,914	335,995
Asurion LLC 2021 Second Lien Term Loan B4, 10.720%, 1M TSFR + 5.250%, 01/20/29	544,707	515,867
Sedgwick Claims Management Services, Inc. 2023 Term Loan B, 9.106%, 1M TSFR + 3.750%, 02/24/28	223,616	224,630

		1,076,492

Machinery-Diversified—0.1%
Vertical U.S. Newco, Inc.
Term Loan B, 9.381%, 6M TSFR + 3.500%, 07/30/27	374,412	375,862

Media—0.1%
Gray Television, Inc. 2021 Term Loan D, 8.457%, 1M TSFR + 3.000%, 12/01/28	294,000	292,264
Radiate Holdco LLC 2021 Term Loan B, 8.720%, 1M TSFR + 3.250%, 09/25/26	292,527	236,215

Media—(Continued)
Univision Communications, Inc. 2021 First Lien Term Loan B, 8.720%, 1M TSFR + 3.250%, 03/15/26	415,355	416,655

		945,134

Metal Fabricate/Hardware—0.0%
Tiger Acquisition LLC 2021 Term Loan, 8.706%, 1M TSFR + 3.250%, 06/01/28	334,295	333,071

Office/Business Equipment—0.1%
Pitney Bowes, Inc. 2021 Term Loan B, 9.470%, 1M TSFR + 4.000%, 03/17/28	438,531	433,050

Oil & Gas—0.0%
QuarterNorth Energy Holding, Inc. 2021 Exit 2nd Lien Term Loan, 13.470%, 1M TSFR + 8.000%, 08/27/26	165,628	165,628

Pharmaceuticals—0.2%
Gainwell Acquisition Corp.
Term Loan B, 9.448%, 3M TSFR + 4.000%, 10/01/27	244,083	237,981
Jazz Financing Lux SARL
USD Term Loan, 8.970%, 1M TSFR + 3.500%, 05/05/28	577,680	581,110
Organon & Co.
USD Term Loan, 8.472%, 1M TSFR + 3.000%, 06/02/28	344,355	345,646

		1,164,737

Retail—0.1%
General Nutrition Centers, Inc. 2020 2nd Lien Term Loan, 11.455%, 1M LIBOR + 6.000%, 10/07/26	214,886	194,472
Great Outdoors Group LLC 2021 Term Loan B1, 9.106%, 1M TSFR + 3.750%, 03/06/28	212,793	213,097
Highline Aftermarket Acquisition LLC 2020 Term Loan B, 9.856%, 1M TSFR + 4.500%, 11/09/27	246,758	247,375
Michaels Cos., Inc. 2021 Term Loan B, 9.860%, 3M TSFR + 4.250%, 04/15/28	224,250	187,669
Staples, Inc. 7 Year Term Loan, 10.457%, 1M LIBOR + 5.000%, 04/16/26	303,088	288,454

		1,131,067

Software—0.2%
Ivanti Software, Inc. 2021 Term Loan B, 9.907%, 3M TSFR + 4.250%, 12/01/27	283,523	270,078
Navicure, Inc. 2019 Term Loan B, 9.470%, 1M TSFR + 4.000%, 10/22/26	250,250	251,501
Polaris Newco LLC
USD Term Loan B, 9.470%, 1M TSFR + 4.000%, 06/02/28	212,744	210,152
Quest Software U.S. Holdings, Inc. 2022 Term Loan, 9.783%, 3M TSFR + 4.250%, 02/01/29	442,596	342,735
Rocket Software, Inc. 2023 USD Term Loan B, 10.106%, 1M TSFR + 4.750%, 11/28/28	265,273	261,129

		1,335,595

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2023

Floating Rate Loans (h)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Telecommunications—0.0%
Global Tel*Link Corp. 2018 1st Lien Term Loan, 9.783%, 3M TSFR + 4.250%, 11/29/25	222,632	$212,915

Transportation—0.0%
Kenan Advantage Group, Inc. 2021 Term Loan B1, 9.220%, 1M TSFR + 3.864%, 03/24/26	261,309	261,006

Total Floating Rate Loans (Cost $12,899,152)		12,648,178

Municipals—1.7%
City & County Honolulu Wastewater System Revenue 2.233%, 07/01/24	710,000	700,519
Curators of the University of Missouri 2.012%, 11/01/27	2,000,000	1,844,384
Golden State Tobacco Securitization Corp. 3.850%, 06/01/50	1,955,000	1,808,349
Massachusetts State College Building Authority 2.256%, 05/01/26	760,000	719,870
New York State Urban Development Corp. 2.250%, 03/15/26	5,950,000	5,675,305
Texas State University System 2.351%, 03/15/26	1,385,000	1,319,751

Total Municipals (Cost $12,787,303)		12,068,178

Foreign Government—0.9%

Electric—0.1%
Korea Electric Power Corp. 5.375%, 04/06/26 (144A)	800,000	807,680

Sovereign—0.8%
Colombia Government International Bond 8.125%, 05/21/24 (a)	1,910,000	1,925,564
Peru Government International Bond 2.783%, 01/23/31 (a)	600,000	522,492
Philippines Government International Bond 4.200%, 01/21/24	600,000	599,370
Romania Government International Bond 4.875%, 01/22/24 (144A)	2,300,000	2,296,550

		5,343,976

Total Foreign Government (Cost $6,941,041)		6,151,656

Common Stocks—0.2%

Oil, Gas & Consumable Fuels—0.2%
QuarterNorth Energy, Inc. (k)	10,939	1,462,192

Retail—0.0%
KSouth Africa Ltd. (d) (e) (k)	8,217,950	0

Retail—(Continued)
KSouth Africa Ltd.—Class B (d) (e) (k)	817,800	0
KSouth Africa Ltd./EdCon (d) (e) (k)	40,457	0

		0

Total Common Stocks (Cost $1,683,554)		1,462,192

Escrow Shares—0.0%

Oil & Gas—0.0%
Sanchez Energy Corp. (c)	1,200,000	81,000

Retail — 0.0%
Party City, Inc. (c)	195,885	21,058

Total Escrow Shares (Cost $1,615,029)		102,058

Short-Term Investments—3.7%

Discount Note—3.7%
Federal Home Loan Bank 2.637%, 01/02/24 (l)	26,955,000	26,939,396

Repurchase Agreement—0.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $199,423; collateralized by U.S. Treasury Note at 1.250%, maturing 12/31/26, with a market value of $203,393.	199,368	199,368

Total Short-Term Investments (Cost $27,150,474)		27,138,764

Securities Lending Reinvestments (m)—9.3%

Certificates of Deposit—0.7%
Barclays Bank PLC 5.790%, SOFR + 0.400%, 02/14/24 (b)	1,000,000	1,000,282
Citibank N.A. 5.740%, SOFR + 0.350%, 02/20/24 (b)	2,000,000	2,000,492
Sumitomo Mitsui Trust Bank Ltd. 5.800%, SOFR + 0.400%, 04/24/24 (b)	1,000,000	1,000,595
Westpac Banking Corp. 5.950%, SOFR + 0.550%, 10/11/24 (b)	1,000,000	1,001,239

		5,002,608

Repurchase Agreements—5.3%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $10,006,056; collateralized by various Common Stock with an aggregate market value of $11,137,958.	10,000,000	10,000,000

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (m)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Barclays Bank PLC Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $700,415; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $714,392.	700,000	$700,000
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $500,303; collateralized by various Common Stock with an aggregate market value of $557,406.	500,000	500,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/29/23 at 5.620%, due on 02/02/24 with a maturity value of $4,021,856; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.750%, maturity dates ranging from 01/15/30 - 08/15/32, and various Common Stock with an aggregate market value of $4,080,004.	4,000,000	4,000,000
Repurchase Agreement dated 12/29/23 at 5.870%, due on 07/01/24 with a maturity value of $2,060,331; collateralized by U.S. Treasury Obligations with rates ranging from 0.875% - 3.750%, maturity dates ranging from 05/15/28 - 02/15/32, and various Common Stock with an aggregate market value of $2,040,009.	2,000,000	2,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $1,772,285; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $1,806,667.	1,771,242	1,771,242
National Bank of Canada Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/05/24 with a maturity value of $6,006,358; collateralized by various Common Stock with an aggregate market value of $6,695,935.	6,000,000	6,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $1,701,049; collateralized by various Common Stock with an aggregate market value of $1,897,224.	1,700,000	1,700,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/29/23 at 5.590%, due on 02/02/24 with a maturity value of $2,010,869; collateralized by various Common Stock with an aggregate market value of $2,222,567.	2,000,000	2,000,000
Societe Generale Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $5,267,952; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $5,382,057.	5,264,834	5,264,834

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $400,237; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $408,000.	400,000	400,000
Repurchase Agreement dated 12/29/23 at 5.510%, due on 01/02/24 with a maturity value of $300,184; collateralized by various Common Stock with an aggregate market value of $333,940.	300,000	300,000
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $3,502,108; collateralized by various Common Stock with an aggregate market value of $3,855,713.	3,500,000	3,500,000

		38,136,076

Mutual Funds—3.3%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (n)	5,000,000	5,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (n)	2,000,000	2,000,000
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (n)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (n)	5,000,000	5,000,000
HSBC U.S. Government Money Market Fund, Class I 5.300% (n)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (n)	1,000,000	1,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.320% (n)	8,000,000	8,000,000

		24,000,000

Total Securities Lending Reinvestments (Cost $67,136,076)		67,138,684

Total Investments—108.3% (Cost $798,415,948)		782,052,858
Other assets and liabilities (net)—(8.3)%		(60,255,332)

Net Assets—100.0%		$721,797,526

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2023, the market value of restricted securities was $0, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $89,150,644 and the collateral received consisted of cash in the amount of $67,136,076 and non-cash collateral with a value of $24,757,615. The cash collateral investments are disclosed in the Schedule of Investments and

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2023

categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(d)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2023, these securities represent less than 0.05% of net assets.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Principal amount of security is adjusted for inflation.
(g)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2023, the market value of securities pledged was $2,410,840.
(h)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the Secured Overnight Financing Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate
(i)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(j)	This loan will settle after December 31, 2023, at which time the interest rate will be determined.
(k)	Non-income producing security.
(l)	The rate shown represents current yield to maturity.
(m)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(n)	The rate shown represents the annualized seven-day yield as of December 31, 2023.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, the market value of 144A securities was $130,329,077, which is 18.1% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
KSouth Africa Ltd, 25.000%, 12/31/49	12/22/16-12/31/18	$313,720	$313,720	$0
KSouth Africa Ltd, 3.000%, 12/31/49	05/23/13-12/31/18	712,186	1,372,248	0

				$0

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	778,200	JPMC	02/26/24	USD	849,229	$11,693
EUR	13,498,000	JPMC	02/26/24	USD	14,283,854	648,976

Contracts to Deliver
EUR	14,295,000	JPMC	02/26/24	USD	15,651,839	(162,712)

Net Unrealized Appreciation						$497,957

Securities in the amount of $563,081 have been received at the custodian bank as collateral for forward foreign currency exchange contracts.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 2 Year Futures	03/28/24	680	USD	140,021,562	$1,444,137

Futures Contracts—Short
U.S. Treasury Note 10 Year Futures	03/19/24	(189)	USD	(21,336,328)	(589,417)
U.S. Treasury Note 5 Year Futures	03/28/24	(442)	USD	(48,077,860)	(895,756)
U.S. Treasury Note Ultra 10 Year Futures	03/19/24	(20)	USD	(2,360,313)	(90,830)

Net Unrealized Depreciation					$(131,866)

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2023

Swap Agreements

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.40	5.000%	Quarterly	06/20/28	3.362%	USD	1,920,600	$117,758	$28,887	$88,871
CDX.NA.HY.41	5.000%	Quarterly	12/20/28	3.562%	USD	7,128,000	415,797	(5,640)	421,437
CDX.NA.HY.41	5.000%	Quarterly	12/20/28	3.562%	USD	3,267,000	190,573	16,808	173,765

Totals							$724,128	$40,055	$684,073

OTC Credit Default Swaps on Corporate Issues—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2023(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Carnival Corp. 6.650%, due 01/15/28	1.000%	Quarterly	06/20/27	CBNA	3.124%	USD	1,085,000	$(70,344)	$(136,642)	$66,298

OTC Credit Default Swaps on Credit Indices—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2023(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.33	5.000%	Quarterly	12/20/24	CBNA	1.409%	USD	5,700,000	$194,941	$(101,515)	$296,456

(a)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

Cash in the amount of $140,000 has been received at the custodian bank as collateral for OTC swap contracts.

Glossary of Abbreviations

Counterparties

(CBNA)—	Citibank NA
(JPMC)—	JPMorgan Chase Bank NA

Currencies

(EUR)—	Euro
(USD)—	United States Dollar

Index Abbreviations

(CDX.NA.HY)—	Markit North America High Yield CDS Index
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(RFUCCT)—	Refinitiv USD IBOR Consumer Cash Fallbacks Term
(TSFR)—	Term Secured Financing Rate

Other Abbreviations

(CLO)—	Collateralized Loan Obligation
(DAC)—	Designated Activity Company
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Aerospace/Defense	$—	$8,626,572	$—	$8,626,572
Agriculture	—	5,037,706	—	5,037,706
Airlines	—	4,429,333	—	4,429,333
Apparel	—	357,701	—	357,701
Auto Manufacturers	—	2,100,572	—	2,100,572
Banks	—	93,438,623	—	93,438,623
Beverages	—	4,341,446	—	4,341,446
Biotechnology	—	3,843,771	—	3,843,771
Commercial Services	—	565,560	—	565,560
Computers	—	1,703,975	—	1,703,975
Cosmetics/Personal Care	—	6,574,297	—	6,574,297
Diversified Financial Services	—	4,308,197	—	4,308,197
Electric	—	26,177,531	—	26,177,531
Electronics	—	1,257,988	—	1,257,988
Entertainment	—	308,861	—	308,861
Food	—	2,045,958	—	2,045,958
Healthcare-Products	—	4,684,128	—	4,684,128
Healthcare-Services	—	9,317,909	—	9,317,909
Insurance	—	16,101,658	—	16,101,658
Internet	—	5,869,433	—	5,869,433
Lodging	—	2,069,938	—	2,069,938
Media	—	12,961,036	—	12,961,036
Miscellaneous Manufacturing	—	1,584,678	—	1,584,678
Multi-National	—	1,209,325	—	1,209,325
Oil & Gas	—	14,193,920	—	14,193,920
Oil & Gas Services	—	1,911,228	—	1,911,228
Pharmaceuticals	—	13,594,367	—	13,594,367
Pipelines	—	13,328,615	—	13,328,615
Real Estate Investment Trusts	—	3,753,266	—	3,753,266
Retail	—	1,484,739	0	1,484,739
Semiconductors	—	3,131,529	—	3,131,529
Software	—	924,707	—	924,707
Telecommunications	—	13,118,914	—	13,118,914
Trucking & Leasing	—	584,430	—	584,430
Total Corporate Bonds & Notes	—	284,941,911	0	284,941,911
Total U.S. Treasury & Government Agencies*	—	279,850,338	—	279,850,338
Total Asset-Backed Securities*	—	56,371,368	—	56,371,368
Total Mortgage-Backed Securities*	—	34,179,531	—	34,179,531
Total Floating Rate Loans*	—	12,648,178	—	12,648,178
Total Municipals*	—	12,068,178	—	12,068,178
Total Foreign Government*	—	6,151,656	—	6,151,656

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Oil, Gas & Consumable Fuels	$—	$1,462,192	$—	$1,462,192
Retail	—	—	0	0
Total Common Stocks	—	1,462,192	0	1,462,192
Total Escrow Shares*	—	102,058	—	102,058
Total Short-Term Investments*	—	27,138,764	—	27,138,764
Securities Lending Reinvestments
Certificates of Deposit	—	5,002,608	—	5,002,608
Repurchase Agreements	—	38,136,076	—	38,136,076
Mutual Funds	24,000,000	—	—	24,000,000
Total Securities Lending Reinvestments	24,000,000	43,138,684	—	67,138,684
Total Investments	$24,000,000	$758,052,858	$0	$782,052,858

Collateral for Securities Loaned (Liability)	$—	$(67,136,076)	$—	$(67,136,076)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$660,669	$—	$660,669
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(162,712)	—	(162,712)
Total Forward Contracts	$—	$497,957	$—	$497,957
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,444,137	$—	$—	$1,444,137
Futures Contracts (Unrealized Depreciation)	(1,576,003)	—	—	(1,576,003)
Total Futures Contracts	$(131,866)	$—	$—	$(131,866)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$684,073	$—	$684,073
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$194,941	$—	$194,941
OTC Swap Contracts at Value (Liabilities)	—	(70,344)	—	(70,344)
Total OTC Swap Contracts	$—	$124,597	$—	$124,597

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$782,052,858
Cash	58,582
Cash denominated in foreign currencies (c)	597,445
Cash collateral for futures contracts	1,113,854
OTC swap contracts at market value (d)	194,941
Unrealized appreciation on forward foreign currency exchange contracts	660,669
Receivable for:
Investments sold	12,067
Fund shares sold	257,231
Interest	4,936,015
Variation margin on futures contracts	82,945
Interest on OTC swap contracts	9,832
Prepaid expenses	2,828

Total Assets	789,979,267
Liabilities
OTC swap contracts at market value (e)	70,344
Unrealized depreciation on forward foreign currency exchange contracts	162,712
Collateral for securities loaned	67,136,076
Payables for:
Investments purchased	128,809
Fund shares redeemed	57,534
Variation margin on centrally cleared swap contracts	5,633
Accrued Expenses:
Management fees	253,769
Distribution and service fees	47,451
Deferred trustees’ fees	166,396
Other expenses	153,017

Total Liabilities	68,181,741

Net Assets	$721,797,526

Net Assets Consist of:
Paid in surplus	$866,065,510
Distributable earnings (Accumulated losses)	(144,267,984)

Net Assets	$721,797,526

Net Assets
Class A	$495,969,062
Class B	225,828,464
Capital Shares Outstanding*
Class A	56,441,638
Class B	25,845,066
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.79
Class B	8.74

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $798,415,948.
(b)	Includes securities loaned at value of $89,150,644.
(c)	Identified cost of cash denominated in foreign currencies was $561,519.
(d)	Net premium received on OTC swap contracts was $101,515.
(e)	Net premium received on OTC swap contracts was $136,642.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends	$271,178
Interest	28,798,459
Securities lending income	145,299

Total investment income	29,214,936
Expenses
Management fees	3,728,794
Administration fees	54,552
Custodian and accounting fees	174,655
Distribution and service fees—Class B	572,639
Audit and tax services	105,861
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	29,775
Insurance	7,160
Miscellaneous	24,506

Total expenses	4,790,745
Less management fee waiver	(624,386)

Net expenses	4,166,359

Net Investment Income	25,048,577

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(11,417,285)
Futures contracts	(1,037,114)
Swap contracts	(1,043,089)
Foreign currency transactions	(264,374)
Forward foreign currency transactions	(494,548)

Net realized gain (loss)	(14,256,410)

Net change in unrealized appreciation (depreciation) on:
Investments	27,327,537
Futures contracts	(528,458)
Swap contracts	2,450,741
Foreign currency transactions	34,576
Forward foreign currency transactions	895,306

Net change in unrealized appreciation (depreciation)	30,179,702

Net realized and unrealized gain (loss)	15,923,292

Net Increase (Decrease) in Net Assets From Operations	$40,971,869

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$25,048,577	$14,876,741
Net realized gain (loss)	(14,256,410)	(23,769,110)
Net change in unrealized appreciation (depreciation)	30,179,702	(35,415,093)

Increase (decrease) in net assets from operations	40,971,869	(44,307,462)

From Distributions to Shareholders
Class A	(19,052,318)	(17,918,174)
Class B	(7,879,683)	(6,718,550)

Total distributions	(26,932,001)	(24,636,724)

Increase (decrease) in net assets from capital share transactions	(47,891,871)	(170,279,722)

Total increase (decrease) in net assets	(33,852,003)	(239,223,908)

Net Assets
Beginning of period	755,649,529	994,873,437

End of period	$721,797,526	$755,649,529

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	1,020,588	$8,881,788	11,247	$97,276
Reinvestments	2,252,047	19,052,318	2,090,802	17,918,174
Redemptions	(8,249,633)	(70,871,753)	(17,710,718)	(156,470,929)

Net increase (decrease)	(4,976,998)	$(42,937,647)	(15,608,669)	$(138,455,479)

Class B
Sales	3,320,905	$28,617,808	3,222,408	$28,460,272
Reinvestments	935,829	7,879,683	786,716	6,718,550
Redemptions	(4,830,203)	(41,451,715)	(7,629,923)	(67,003,065)

Net increase (decrease)	(573,469)	$(4,954,224)	(3,620,799)	$(31,824,243)

Increase (decrease) derived from capital shares transactions		$(47,891,871)		$(170,279,722)

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.62	$9.31	$9.45	$9.59	$9.49

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.30	0.16	0.10	0.17	0.29
Net realized and unrealized gain (loss)	0.19	(0.58)	(0.04)	0.05	0.16

Total income (loss) from investment operations	0.49	(0.42)	0.06	0.22	0.45

Less Distributions
Distributions from net investment income	(0.32)	(0.27)	(0.20)	(0.36)	(0.35)

Total distributions	(0.32)	(0.27)	(0.20)	(0.36)	(0.35)

Net Asset Value, End of Period	$8.79	$8.62	$9.31	$9.45	$9.59

Total Return (%) (b)	5.84	(4.54)	0.62	2.40	4.77

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	0.56	0.55	0.56	0.55
Net ratio of expenses to average net assets (%) (c)	0.48	0.47	0.46	0.49	0.48
Ratio of net investment income (loss) to average net assets (%)	3.44	1.82	1.01	1.87	3.03
Portfolio turnover rate (%)	60	56 (d)	78 (d)	103 (d)	49 (d)
Net assets, end of period (in millions)	$496.0	$529.3	$716.9	$710.3	$728.0

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.57	$9.25	$9.40	$9.54	$9.44

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.28	0.14	0.07	0.15	0.26
Net realized and unrealized gain (loss)	0.19	(0.58)	(0.04)	0.04	0.16

Total income (loss) from investment operations	0.47	(0.44)	0.03	0.19	0.42

Less Distributions
Distributions from net investment income	(0.30)	(0.24)	(0.18)	(0.33)	(0.32)

Total distributions	(0.30)	(0.24)	(0.18)	(0.33)	(0.32)

Net Asset Value, End of Period	$8.74	$8.57	$9.25	$9.40	$9.54

Total Return (%) (b)	5.59	(4.74)	0.28	2.12	4.52 (e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.81	0.80	0.81	0.80
Net ratio of expenses to average net assets (%) (c)	0.73	0.72	0.71	0.74	0.73
Ratio of net investment income (loss) to average net assets (%)	3.20	1.58	0.76	1.62	2.78
Portfolio turnover rate (%)	60	56 (d)	78 (d)	103 (d)	49 (d)
Net assets, end of period (in millions)	$225.8	$226.4	$278.0	$259.6	$272.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 49%, 50%, 71%, and 45% for the years ended December 31, 2022, 2021, 2020, and 2019, respectively.
(e)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Franklin Low Duration Total Return Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered two classes of shares: Class A and B shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $199,368. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $38,136,076. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(65,278,875)	$—	$—	$—	$(65,278,875)
Foreign Government	(90,000)	—	—	—	(90,000)
U.S. Treasury & Government Agencies	(1,767,201)	—	—	—	(1,767,201)
Total Borrowings	$(67,136,076)	$—	$—	$—	$(67,136,076)
Gross amount of recognized liabilities for securities lending transactions					$(67,136,076)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolio holds cleared swaps through accounts at a clearing member. The Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying security comprising the relevant component of the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying security comprising the relevant component of the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

BHFTI-26

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2023, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$1,444,137	Unrealized depreciation on futures contracts (a) (b)	$1,576,003
Credit	OTC swap contracts at market value (c)	194,941	OTC swap contracts at market value (c)	70,344
	Unrealized appreciation on centrally cleared swap contracts (b) (d)	684,073
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	660,669	Unrealized depreciation on forward foreign currency exchange contracts	162,712

Total		$2,983,820		$1,809,059

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest receivable of $9,832.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

BHFTI-27

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Citibank NA	$194,941	$(70,344)	$(124,597)	$—
JPMorgan Chase Bank NA	660,669	(162,712)	(497,957)	—

	$855,610	$(233,056)	$(622,554)	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank NA	$70,344	$(70,344)	$—	$—
JPMorgan Chase Bank NA	162,712	(162,712)	—	—

	$233,056	$(233,056)	$—	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(494,548)	$(494,548)
Futures contracts	(1,037,114)	—	—	(1,037,114)
Swap contracts	—	(1,043,089)	—	(1,043,089)

	$(1,037,114)	$(1,043,089)	$(494,548)	$(2,574,751)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$895,306	$895,306
Futures contracts	(528,458)	—	—	(528,458)
Swap contracts	—	2,450,741	—	2,450,741

	$(528,458)	$2,450,741	$895,306	$2,817,589

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$29,058,730
Futures contracts long	148,976,037
Futures contracts short	(62,030,596)
Swap contracts	50,901,158

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local,

BHFTI-28

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can

BHFTI-29

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: LIBOR was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The full impact of the transition on the Portfolio, the financial instruments in which the Portfolio invests and financial markets more generally cannot yet be fully determined.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$364,014,667	$99,256,804	$286,735,457	$129,771,065

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$3,728,794	0.520%	First $100 million
	0.510%	$100 million to $250 million
	0.500%	$250 million to $500 million
	0.490%	$500 million to $1 billion
	0.470%	$1 billion to $1.5 billion
	0.450%	Over $1.5 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.040%	First $100 million
0.030%	$100 million to $150 million
0.060%	$150 million to $250 million
0.050%	$250 million to $500 million
0.090%	$500 million to $1.5 billion
0.070%	Over $1.5 billion

BHFTI-30

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are included in the amount shown as a management fee waiver in the Statement of Operations.

Additionally, for the period May 1, 2023 to April 30, 2024, the Adviser has contractually agreed to waive a portion of its management fee in an amount equal to the difference, if any, between (a) the subadvisory fee payable by the Adviser to the Subadviser calculated based solely on the assets of the Portfolio and (b) the subadvisory fee payable by the Adviser to the Subadviser calculated using the fee rate that would apply to the combined net assets of the Portfolio and those of the Brighthouse/Templeton International Bond Portfolio, a series of the Trust also subadvised by the Subadviser. An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$803,817,711

Gross unrealized appreciation	3,504,260
Gross unrealized (depreciation)	(25,269,112)

Net unrealized appreciation (depreciation)	$(21,764,852)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$26,932,001	$24,636,724	$—	$—	$26,932,001	$24,636,724

BHFTI-31

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$29,222,684	$—	$(21,728,930)	$(151,595,338)	$(144,101,584)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had accumulated short-term capital losses of $32,775,594 and accumulated long-term capital losses of $118,819,744.

9. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-32

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse/Franklin Low Duration Total Return Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Franklin Low Duration Total Return Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-33

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-34

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel—Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-35

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-36

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-37

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Brighthouse/Franklin Low Duration Total Return Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Franklin Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2023. The Board considered that the Portfolio outperformed the average of its Morningstar Category for the one- and three-year periods ended June 30, 2023 and performed equal to the average of its Morningstar Category for the five-year period ended June 30, 2023. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Bond Index, for the one- and three-year periods ended October 31, 2023 and underperformed its benchmark for the five-year period ended October 31, 2023. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTI-38

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median and the Sub-advised Expense Universe median and below the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board further noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe, each at the Portfolio’s current size.

BHFTI-39

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A and B shares of the Brighthouse/Templeton International Bond Portfolio returned 3.70% and 3.51%, respectively. The Portfolio’s benchmark, the FTSE World Government Bond Index (“WGBI”) ex-U.S.¹, returned 5.83%.

MARKET ENVIRONMENT / CONDITIONS

Calendar year 2023 largely marked a retreat from the dominant themes of 2022. Inflation rates peaked, the global monetary policy cycle moved from deceleration in the pace of rate hikes to either pauses or the start of cutting cycles, and fears about recession proved unfounded as growth remained positive and many labor markets exhibited resilience.

Inflation rates in many countries retreated from the multi-year highs that had been reached during 2022. Headline consumer inflation in the U.S. reached 3.1% year-over-year by November 2023 (down from highs around 9% in 2022), while euro area inflation had retreated to 2.4% year-over-year for the same month (compared with a 2022 high of 10.6%).

On the monetary policy front, the year was characterized by continued deceleration in the pace of interest rate hikes. During the year, the U.S. Federal Reserve raised the federal funds target rate by a total of 100 basis points (“bps”) to a range of 5.25%–5.50% and then signaled a peak in interest rates at its December meeting. The European Central Bank (the “ECB”) raised rates by a total of 200 bps to 4.50%, with the ECB also indicating in December that interest rates had likely peaked.
Most sovereign bond yields declined over the year, although the 10-year U.S. Treasury yield was unchanged by December-end at 3.88%. The yield on the 10-year German Bund fell by 54 bps to 2.02%.

The U.S. dollar moved in a sideways range over the year, ultimately ending 2023 with the ICE U.S. Dollar (DXY) Index 2.1% lower than its end-2022 level.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the FTSE WGBI ex-U.S., primarily due to currency positions. Among currencies, the Portfolio’s underweight exposure to the euro detracted from relative performance, as did overweight positions in the Japanese yen and South Korean won. However, overweight positions in the Colombian peso and Brazilian real contributed to relative results.

Interest rate strategies contributed to relative results. The Portfolio maintained duration exposures in select emerging and developed markets. Overweight duration exposures in Colombia, Brazil, Mexico, Indonesia, and South Korea contributed to relative results, while the Portfolio’s underweight duration exposure in the euro area detracted.

The Portfolio’s positive absolute performance was primarily attributable to interest rate strategies. Currency positions detracted from absolute results. Duration exposures in Colombia, Brazil, Mexico, Indonesia, and South Korea contributed to absolute performance. Among currencies, positions in the Japanese yen and South Korean won detracted from absolute results, while positions in the Colombian peso and Brazilian real contributed.

During the reporting period, we saw value in sovereign bond yields in several emerging markets, as well as duration in select developed markets. In currencies, we remained focused on value opportunities in countries with strong trade dynamics and healthy financial profiles. Our top local-currency exposures at the end of the reporting period included Japan, Australia, South Korea, Indonesia, and Mexico. In credit markets, we saw value in select sovereign credit exposures that had undervalued growth drivers and attractive risk-adjusted spreads, and we were closely monitoring the implications of the U.S. interest rate cycle turning on U.S. dollar sovereign credits to identify opportunities.

During the reporting period, the Portfolio used currency forward contracts and currency options for both hedging and investment purposes. These derivatives were used to gain additional currency exposure in specific countries in which we also held local-currency denominated securities, such as Australia, India, South Korea, and Japan; to gain positive exposure to specific currencies, such as the New Zealand dollar and Chilean peso; and to hedge exposure in specific currencies, such as the Mexican peso.

Michael Hasenstab

Calvin Ho

Christine Zhu

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The FTSE World Government Bond Index ex-U.S. measures the performance of fixed-rate, local currency, investment-grade sovereign bonds primarily in Europe and Asia.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE FTSE WORLD GOVERNMENT BOND INDEX EX-U.S.

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Brighthouse/Templeton International Bond Portfolio
Class A	3.70	-2.02	-1.00
Class B	3.51	-2.25	-1.24
FTSE World Government Bond Index ex-U.S.	5.83	-2.77	-1.26

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Countries

% of Net Assets
Mexico	9.8
Australia	9.6
Indonesia	8.4
Malaysia	7.8
South Korea	7.8
United States	7.6
Brazil	7.0
Colombia	6.5
Norway	4.5
Singapore	4.5

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Templeton International Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.72%	$1,000.00	$1,041.10	$3.70
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

Class B (a)	Actual	0.97%	$1,000.00	$1,039.30	$4.99
	Hypothetical*	0.97%	$1,000.00	$1,020.32	$4.94

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2023

Foreign Government—83.7% of Net Assets

Security Description	Principal Amount*	Value

Australia—9.6%
New South Wales Treasury Corp. 1.750%, 03/20/34 (AUD)	6,419,000	$3,355,202
2.000%, 03/08/33 (AUD)	30,423,000	16,825,852
Queensland Treasury Corp. 1.750%, 07/20/34 (AUD)	15,808,000	8,237,685
2.000%, 08/22/33 (AUD)	17,830,000	9,799,526
Treasury Corp. of Victoria 2.250%, 09/15/33 (AUD)	20,302,000	11,226,482
2.250%, 11/20/34 (AUD)	10,817,000	5,786,774

		55,231,521

Brazil—7.0%
Brazil Notas do Tesouro Nacional 10.000%, 01/01/27 (BRL)	91,060,000	19,881,888
10.000%, 01/01/29 (BRL)	43,635,000	8,520,012
10.000%, 01/01/31 (BRL)	35,111,000	6,783,783
10.000%, 01/01/33 (BRL)	27,345,000	5,268,185

		40,453,868

Colombia—6.5%
Colombia TES 6.000%, 04/28/28 (COP)	6,119,000,000	1,391,378
6.250%, 07/09/36 (COP)	4,082,000,000	767,875
7.000%, 03/26/31 (COP)	9,039,100,000	2,011,207
7.000%, 06/30/32 (COP)	19,600,000,000	4,229,182
7.250%, 10/18/34 (COP)	11,954,000,000	2,532,792
7.500%, 08/26/26 (COP)	8,103,100,000	1,998,520
7.750%, 09/18/30 (COP)	54,694,100,000	12,840,342
9.250%, 05/28/42 (COP)	18,685,000,000	4,376,612
13.250%, 02/09/33 (COP)	22,995,000,000	7,044,913

		37,192,821

Germany—4.4%
Bundesobligation
Zero Coupon, 10/18/24 (EUR)	3,560,000	3,831,056
Bundesrepublik Deutschland Bundesanleihe 6.250%, 01/04/24 (EUR)	1,761,000	1,943,998
Bundesschatzanweisungen 0.400%, 09/13/24 (EUR)	7,724,000	8,355,162
German Treasury Bill 3.706%, 03/20/24 (EUR) (a)	10,029,000	10,983,442

		25,113,658

Ghana—0.3%
Republic of Ghana Government Bonds 8.350%, 3.350% PIK, 02/16/27 (GHS) (b)	6,955,604	303,673
8.500%, 3.500% PIK, 02/15/28 (GHS) (b)	6,960,734	259,054
8.650%, 3.650% PIK, 02/13/29 (GHS) (b)	6,640,373	216,559
8.800%, 3.800% PIK, 02/12/30 (GHS) (b)	6,645,264	195,361
8.950%, 3.950% PIK, 02/11/31 (GHS) (b)	6,418,318	173,656
9.100%, 4.100% PIK, 02/10/32 (GHS) (b)	6,423,039	163,860
9.250%, 4.250% PIK, 02/08/33 (GHS) (b)	6,427,759	157,090
9.400%, 4.400% PIK, 02/07/34 (GHS) (b)	1,858,798	44,140
9.550%, 4.550% PIK, 02/06/35 (GHS) (b)	1,860,162	43,397
9.700%, 4.700% PIK, 02/05/36 (GHS) (b)	1,861,526	43,027

Ghana—(Continued)
Republic of Ghana Government Bonds
9.850%, 4.850% PIK, 02/03/37 (GHS) (b)	1,862,890	42,928
10.000%, 5.000% PIK, 02/02/38 (GHS) (b)	1,864,254	43,031

		1,685,776

India—4.4%
India Government Bonds 6.790%, 05/15/27 (INR)	1,349,610,000	16,055,597
7.100%, 04/18/29 (INR)	131,600,000	1,575,651
7.260%, 08/22/32 (INR)	658,300,000	7,900,114

		25,531,362

Indonesia—8.4%
Indonesia Treasury Bonds 6.125%, 05/15/28 (IDR)	10,805,000,000	692,174
6.375%, 08/15/28 (IDR)	10,805,000,000	699,360
6.375%, 04/15/32 (IDR)	26,515,000,000	1,701,527
6.500%, 02/15/31 (IDR)	9,445,000,000	610,057
7.000%, 09/15/30 (IDR)	29,766,000,000	1,973,252
7.000%, 02/15/33 (IDR)	575,334,000,000	38,661,384
8.375%, 03/15/34 (IDR)	56,926,000,000	4,126,830

		48,464,584

Japan—3.3%
Japan Treasury Bills 0.087%, 02/20/24 (JPY) (a)	2,642,300,000	18,743,994
0.198%, 02/13/24 (JPY) (a)	40,800,000	289,418

		19,033,412

Malaysia—7.8%
Malaysia Government Bonds 3.478%, 06/14/24 (MYR)	8,500,000	1,852,083
3.502%, 05/31/27 (MYR)	3,400,000	737,702
3.582%, 07/15/32 (MYR)	18,020,000	3,847,606
3.733%, 06/15/28 (MYR)	7,220,000	1,575,911
3.882%, 03/14/25 (MYR)	30,330,000	6,642,819
3.899%, 11/16/27 (MYR)	81,570,000	17,926,144
3.900%, 11/30/26 (MYR)	10,200,000	2,243,627
3.955%, 09/15/25 (MYR)	3,200,000	701,974
4.059%, 09/30/24 (MYR)	16,230,000	3,547,299
4.181%, 07/15/24 (MYR)	14,360,000	3,136,878
4.498%, 04/15/30 (MYR)	10,830,000	2,457,361

		44,669,404

Mexico—9.8%
Mexico Bonos 7.500%, 05/26/33 (MXN)	266,740,000	14,226,081
7.750%, 05/29/31 (MXN)	550,280,000	30,212,417
7.750%, 11/23/34 (MXN)	55,470,000	2,983,019
7.750%, 11/13/42 (MXN)	70,400,000	3,646,696
8.500%, 05/31/29 (MXN)	41,400,000	2,384,821
8.500%, 11/18/38 (MXN)	32,710,000	1,836,911
10.000%, 11/20/36 (MXN)	17,840,000	1,131,492

		56,421,437

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2023

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Norway—4.5%
Norway Government Bonds 1.500%, 02/19/26 (144A) (NOK)	38,485,000	$3,626,262
1.750%, 03/13/25 (144A) (NOK)	33,998,000	3,263,820
3.000%, 03/14/24 (144A) (NOK)	196,347,000	19,258,043

		26,148,125

Panama—2.0%
Panama Government International Bonds 2.252%, 09/29/32	1,050,000	764,503
6.400%, 02/14/35	10,330,000	10,072,448
6.700%, 01/26/36	310,000	306,651
6.875%, 01/31/36	200,000	199,428

		11,343,030

Singapore—4.5%
Singapore Government Bonds 2.625%, 08/01/32 (SGD)	19,920,000	14,980,565
2.875%, 09/01/30 (SGD)	1,100,000	839,742
3.375%, 09/01/33 (SGD)	12,460,000	9,971,493

		25,791,800

South Korea—7.8%
Korea Treasury Bonds 2.375%, 03/10/27 (KRW)	7,414,000,000	5,616,757
3.125%, 09/10/27 (KRW)	50,373,000,000	39,025,139

		44,641,896

Thailand—3.4%
Bank of Thailand Bonds 1.780%, 11/28/24 (THB)	13,440,000	391,788
2.040%, 05/29/25 (THB)	73,240,000	2,136,058
Thailand Government Bonds 0.750%, 09/17/24 (THB)	346,710,000	10,045,635
1.000%, 06/17/27 (THB)	244,740,000	6,833,715

		19,407,196

Total Foreign Government (Cost $494,738,558)		481,129,890

U.S. Treasury & Government Agencies—7.6%
Security Description	Principal Amount*	Value

U.S. Treasury—7.6%
U.S. Treasury Note 1.750%, 12/31/24 (Cost $43,430,106)	45,091,000	43,760,185

Short-Term Investment—6.5%

Repurchase Agreement—6.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $37,486,139; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $38,225,313.	37,475,729	37,475,729

Total Short-Term Investments (Cost $37,475,729)		37,475,729

Total Purchased Options—0.1% (c) (Cost $993,538)		730,551
Total Investments—97.9% (Cost $576,637,931)		563,096,355
Other assets and liabilities (net)—2.1%		12,042,628

Net Assets—100.0%		$575,138,983

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	The rate shown represents current yield to maturity.
(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, the market value of 144A securities was $26,148,125, which is 4.5% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	4,390,000	CBNA	05/07/24	USD	2,863,334	$138,328
AUD	4,390,000	DBAG	05/07/24	USD	2,860,612	141,049
AUD	8,821,000	DBAG	05/22/24	USD	5,801,863	231,303
AUD	8,269,000	JPMC	05/22/24	USD	5,434,718	220,905
CLP	2,435,700,000	HSBC	01/04/24	USD	2,791,281	(26,672)
CLP	2,435,700,000	HSBC	01/18/24	USD	2,800,363	(37,811)
CLP	2,238,400,000	JPMC	01/31/24	USD	2,564,943	(28,712)
CLP	368,200,000	HSBC	02/05/24	USD	421,161	(4,131)
CLP	1,611,200,000	HSBC	02/05/24	USD	1,842,951	(18,077)

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2023

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CLP	2,940,500,000	JPMC	02/05/24	USD	3,357,578	$(27,114)
INR	102,619,900	HSBC	01/08/24	USD	1,229,835	3,162
INR	251,201,100	CBNA	03/20/24	USD	3,004,438	6,233
INR	768,000,000	HSBC	03/20/24	USD	9,179,795	24,764
INR	113,234,200	JPMC	03/20/24	USD	1,349,472	7,651
INR	314,834,500	JPMC	04/15/24	USD	3,757,334	11,843
JPY	1,508,625,880	BOA	03/21/24	USD	10,574,975	252,356
JPY	430,700,000	HSBC	04/05/24	USD	2,940,638	157,761
JPY	5,514,310,940	BNP	04/15/24	USD	38,627,498	1,099,076
JPY	2,667,975,460	BOA	04/15/24	USD	18,688,144	532,667
JPY	3,472,722,990	DBAG	04/15/24	USD	24,312,812	705,615
JPY	2,505,000,000	GSBU	04/15/24	USD	17,524,860	521,831
JPY	787,664,730	JPMC	05/21/24	USD	5,421,496	282,743
JPY	785,700,000	MSCS	06/20/24	USD	5,563,817	151,111
KRW	3,637,500,000	DBAG	03/20/24	USD	2,779,051	57,973
KRW	45,700,000	HSBC	03/20/24	USD	34,962	681
KRW	14,900,000,000	HSBC	03/20/24	USD	11,248,679	372,396
MXN	111,220,200	BBP	02/06/24	USD	6,000,000	514,277
MXN	118,058,720	BBP	02/06/24	USD	6,361,882	552,933
NZD	4,480,000	BOA	03/20/24	USD	2,656,416	176,180
NZD	5,280,000	CBNA	03/20/24	USD	3,132,033	206,384
NZD	20,030,000	JPMC	03/20/24	USD	11,854,555	809,932

Contracts to Deliver
CLP	2,435,700,000	HSBC	01/04/24	USD	2,802,877	38,267
JPY	404,500,000	BOA	03/21/24	USD	2,880,644	(22,432)
MXN	229,278,920	BBP	02/06/24	USD	13,000,000	(429,092)
NZD	2,630,000	CBNA	03/20/24	USD	1,619,099	(43,787)

Net Unrealized Appreciation						$6,579,593

Purchased Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
USD Put / MXN Call	MXN	16.039	BBP	02/01/24	15,250,000	USD	15,250,000	$73,657	$3,050	$(70,607)
USD Put / MXN Call	MXN	17.390	BBP	03/13/24	15,250,000	USD	15,250,000	248,881	463,859	214,978
USD Call / MXN Put	MXN	18.545	BBP	03/13/24	61,000,000	USD	61,000,000	671,000	263,642	(407,358)

Totals								$993,538	$730,551	$(262,987)

Written Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
USD Call / MXN Put	MXN	19.183	BBP	03/13/24	(15,250,000)	USD	(15,250,000)	$(93,178)	$(34,511)	$58,667
USD Call / MXN Put	MXN	18.315	BBP	03/13/24	(15,250,000)	USD	(15,250,000)	(204,197)	(84,332)	119,865
USD Put / MXN Call	MXN	17.143	BBP	03/13/24	(30,500,000)	USD	(30,500,000)	(323,910)	(648,796)	(324,886)

Totals								$(621,285)	$(767,639)	$(146,354)

Securities in the amount of $3,324,142 and cash in the amount of $2,019,196 have been received at the custodian bank and held as collateral for option contracts and forward foreign currency exchange contracts.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2023

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank PLC
(BNP)—	BNP Paribas SA
(BOA)—	Bank of America NA
(CBNA)—	Citibank NA
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(HSBC)—	HSBC Bank PLC
(JPMC)—	JPMorgan Chase Bank NA
(MSCS)—	Morgan Stanley Capital Services LLC

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CLP)—	Chilean Peso
(COP)—	Colombian Peso
(EUR)—	Euro
(GHS)—	Ghana Cedi
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(SGD)—	Singapore Dollar
(THB)—	Thai Baht
(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$481,129,890	$—	$481,129,890
Total U.S. Treasury & Government Agencies*	—	43,760,185	—	43,760,185
Total Short-Term Investment*	—	37,475,729	—	37,475,729
Total Purchased Options at Value	—	730,551	—	730,551
Total Investments	$—	$563,096,355	$—	$563,096,355

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$7,217,421	$—	$7,217,421
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(637,828)	—	(637,828)
Total Forward Contracts	$—	$6,579,593	$—	$6,579,593
Total Written Options at Value	$—	$(767,639)	$—	$(767,639)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a)	$563,096,355
Cash denominated in foreign currencies (b)	61,556
Cash collateral for forward foreign currency exchange contracts	20,000
Unrealized appreciation on forward foreign currency exchange contracts	7,217,421
Receivable for:
Fund shares sold	10
Interest	8,354,873
Prepaid expenses	2,138

Total Assets	578,752,353
Liabilities
Written options at value (c)	767,639
Cash collateral for forward foreign currency exchange contracts	260,000
Unrealized depreciation on forward foreign currency exchange contracts	637,828
Payables for:
Fund shares redeemed	1,195,631
Foreign taxes	55,636
Accrued Expenses:
Management fees	286,205
Distribution and service fees	6,626
Deferred trustees’ fees	180,032
Other expenses	223,773

Total Liabilities	3,613,370

Net Assets	$575,138,983

Net Assets Consist of:
Paid in surplus	$693,423,666
Distributable earnings (Accumulated losses) (d)	(118,284,683)

Net Assets	$575,138,983

Net Assets
Class A	$543,316,099
Class B	31,822,884
Capital Shares Outstanding*
Class A	69,205,948
Class B	4,151,363
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.85
Class B	7.67

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $576,637,931.
(b)	Identified cost of cash denominated in foreign currencies was $60,309.
(c)	Premiums received on written options were $621,285.
(d)	Includes foreign capital gains tax of $55,636.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Interest (a)	$22,409,488
Securities lending income	11,987

Total investment income	22,421,475
Expenses
Management fees	3,468,999
Administration fees	48,481
Custodian and accounting fees	412,955
Distribution and service fees—Class B	80,166
Audit and tax services	92,286
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	23,600
Insurance	5,310
Miscellaneous	10,237

Total expenses	4,234,837

Net Investment Income	18,186,638

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	(28,395,861)
Purchased options	(379,268)
Written options	270,535
Foreign currency transactions	416,752
Forward foreign currency transactions	(10,854,626)

Net realized gain (loss)	(38,942,468)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	40,231,099
Purchased options	(262,987)
Written options	(146,354)
Foreign currency transactions	19,854
Forward foreign currency transactions	996,953

Net change in unrealized appreciation (depreciation)	40,838,565

Net realized and unrealized gain (loss)	1,896,097

Net Increase (Decrease) in Net Assets From Operations	$20,082,735

(a)	Net of foreign withholding taxes of $1,074,026.
(b)	Net of foreign capital gains tax of $174,338.
(c)	Includes change in foreign capital gains tax of $124,740.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$18,186,638	$4,686,492
Net realized gain (loss)	(38,942,468)	(101,080,569)
Net change in unrealized appreciation (depreciation)	40,838,565	60,866,978

Increase (decrease) in net assets from operations	20,082,735	(35,527,099)

Increase (decrease) in net assets from capital share transactions	(58,603,276)	(265,140,377)

Total increase (decrease) in net assets	(38,520,541)	(300,667,476)

Net Assets
Beginning of period	613,659,524	914,327,000

End of period	$575,138,983	$613,659,524

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	644,154	$4,842,799	106,257	$823,381
Redemptions	(7,976,828)	(60,179,632)	(33,640,794)	(259,230,646)

Net increase (decrease)	(7,332,674)	$(55,336,833)	(33,534,537)	$(258,407,265)

Class B
Sales	177,645	$1,309,438	150,758	$1,119,387
Redemptions	(623,020)	(4,575,881)	(1,037,926)	(7,852,499)

Net increase (decrease)	(445,375)	$(3,266,443)	(887,168)	$(6,733,112)

Increase (decrease) derived from capital shares transactions		$(58,603,276)		$(265,140,377)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020		2019
Net Asset Value, Beginning of Period	$7.57	$7.92	$8.31	$9.48		$10.22

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.24	0.05	0.17	0.29		0.43
Net realized and unrealized gain (loss)	0.04	(0.40)	(0.56)	(0.84)		(0.28)

Total income (loss) from investment operations	0.28	(0.35)	(0.39)	(0.55)		0.15

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.62)		(0.87)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00		(0.02)
Distributions from return of capital	0.00	0.00	0.00	(0.00	)(b)	0.00

Total distributions	0.00	0.00	0.00	(0.62)		(0.89)

Net Asset Value, End of Period	$7.85	$7.57	$7.92	$8.31		$9.48

Total Return (%) (c)	3.70	(4.42)	(4.69)	(5.75)		1.44

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	0.70	0.69	0.68		0.68
Net ratio of expenses to average net assets (%) (d)	0.72	0.70	0.69	0.68		0.68
Ratio of net investment income (loss) to average net assets (%)	3.16	0.67	2.09	3.36		4.35
Portfolio turnover rate (%)	71	29	41	37		31
Net assets, end of period (in millions)	$543.3	$579.6	$871.7	$988.4		$1,037.7

	Class B
	Year Ended December 31,
	2023	2022	2021	2020		2019
Net Asset Value, Beginning of Period	$7.41	$7.77	$8.18	$9.33		$10.07

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.03	0.15	0.27		0.40
Net realized and unrealized gain (loss)	0.05	(0.39)	(0.56)	(0.82)		(0.28)

Total income (loss) from investment operations	0.26	(0.36)	(0.41)	(0.55)		0.12

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.60)		(0.84)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00		(0.02)
Distributions from return of capital	0.00	0.00	0.00	(0.00	)(b)	0.00

Total distributions	0.00	0.00	0.00	(0.60)		(0.86)

Net Asset Value, End of Period	$7.67	$7.41	$7.77	$8.18		$9.33

Total Return (%) (c)	3.51	(4.63)	(5.01)	(5.91)		1.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.95	0.94	0.93		0.93
Net ratio of expenses to average net assets (%) (d)	0.97	0.95	0.94	0.93		0.93
Ratio of net investment income (loss) to average net assets (%)	2.91	0.44	1.85	3.12		4.11
Portfolio turnover rate (%)	71	29	41	37		31
Net assets, end of period (in millions)	$31.8	$34.1	$42.6	$43.5		$44.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Templeton International Bond Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $37,475,729, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

As of December 31, 2023, there were no securities on loan.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period or on a specified date. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. When the Portfolio owns the underlying instrument, writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument. Options can also be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option on an underlying instrument that the Portfolio owns is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Investments at market value (a)	$730,551
	Unrealized appreciation on forward foreign currency exchange contracts	7,217,421	Unrealized depreciation on forward foreign currency exchange contracts	$637,828
			Written options at value	767,639

Total		$7,947,972		$1,405,467

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America NA	$961,203	$(22,432)	$—	$938,771
Barclays Bank PLC	1,797,761	(1,196,731)	(601,030)	—
BNP Paribas SA	1,099,076	—	(862,832)	236,244
Citibank NA	350,945	(43,787)	(280,000)	27,158
Deutsche Bank AG	1,135,940	—	(1,135,940)	—
Goldman Sachs Bank USA	521,831	—	(470,000)	51,831
HSBC Bank PLC	597,031	(86,691)	(470,000)	40,340
JPMorgan Chase Bank NA	1,333,074	(55,826)	(1,277,248)	—
Morgan Stanley Capital Services LLC	151,111	—	—	151,111

	$7,947,972	$(1,405,467)	$(5,097,050)	$1,445,455

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America NA	$22,432	$(22,432)	$—	$—
Barclays Bank PLC	1,196,731	(1,196,731)	—	—
Citibank NA	43,787	(43,787)	—	—
HSBC Bank PLC	86,691	(86,691)	—	—
JPMorgan Chase Bank NA	55,826	(55,826)	—	—

	$1,405,467	$(1,405,467)	$—	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Purchased options	$(379,268)
Forward foreign currency transactions	(10,854,626)
Written options	270,535

$(10,963,359)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Purchased options	$(262,987)
Forward foreign currency transactions	996,953
Written options	(146,354)

$587,612

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$54,900,000
Forward foreign currency transactions	275,644,452
Written options	(54,900,000)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality

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Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$342,827,130	$53,893,450	$268,071,886

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.600% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2023 were $3,468,999.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.020%	On amounts over $1 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. No fees were waived during the year ended December 31, 2023.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

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Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$578,931,001

Gross unrealized appreciation	10,406,456
Gross unrealized (depreciation)	(26,387,456)

Net unrealized appreciation (depreciation)	$(15,981,000)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$—	$—	$—	$—	$—	$—

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$—	$(15,861,214)	$(102,243,435)	$(118,104,649)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

As of December 31, 2023, the Portfolio had accumulated short-term capital losses of $1,524,982 and accumulated long-term capital losses of $100,718,453.

9. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse/Templeton International Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Templeton International Bond Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel—Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Brighthouse/Templeton International Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Franklin Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one- and three-year periods ended June 30, 2023 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2023. The Board also considered that the Portfolio underperformed its benchmark, the FTSE World Government Bond Index (WGBI) ex-U.S., for the one-year period ended October 31, 2023 and outperformed its benchmark for the three- and five-year periods ended October 31, 2023.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median, below the Expense Universe median, and above the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-26

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B and E shares of the Brighthouse/Wellington Large Cap Research Portfolio returned 25.74%, 25.42%, and 25.51%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 26.29%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities rose in 2023 amid easing inflation, optimism for lower interest rates, strong performance in select mega-cap technology companies, and steady Gross Domestic Product (“GDP”) growth. U.S. equities advanced during the first quarter. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. Shares of large technology companies surged, helping growth stocks to significantly outperform their value counterparts. The U.S. Federal Reserve (the “Fed”) slowed its pace of policy tightening, raising interest rates by 25 basis points in February and March, to a range between 4.75%—5%. U.S. equities rose again in the second quarter, largely driven by a potent rally in a narrow group of mega-cap technology companies that benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence. U.S. equities fell in the third quarter, pressured by rising U.S. Treasury yields amid views that the Fed would keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing.” Economic data released during the third quarter indicated healthy momentum in the U.S. economy after GDP in the second quarter grew at a surprisingly strong 2.1% annualized rate. U.S. equities registered their largest quarterly return in three years for the fourth quarter as gains broadened beyond those of the “Magnificent Seven” stocks that dominated the stock market’s performance for most of the year. A rapid descent in inflation prompted the Fed to pivot from its “higher-for-longer” policy stance in December, sending U.S. Treasury yields lower and driving stocks higher. The Fed’s Summary of Economic Projections implied that policymakers anticipated 75 basis points of interest-rate cuts in 2024.

Within the S&P 500 Index, nine of the eleven sectors rose for the twelve months ended December 31, 2023. Information Technology (“IT”) (57.7%), Communication Services (55.8%), and Consumer Discretionary (42.2%) were the top performing sectors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the S&P 500 Index (the “Index”), for the twelve-month period ended December 31, 2023.

Underweight positions in NVIDIA, Apple and Tesla were the top detractors from relative performance during the period. NVIDIA’s shares surged over the period due to strong data center demand and the growing need for chips in Artificial Intelligence (“AI”) and language learning models. However, in our assessment, NVIDIA’s valuations were stretched considerably. Instead, we held an overweight position in Advanced Micro Devices (“AMD”) where we see more upside potential. The positive contribution from AMD served to partially offset the negative impact from our underweight position in NVIDIA. Shares of Apple climbed higher over the period. Despite the iPhone maker reporting a miss on consensus expectations for the first quarter, its install base grew to 2 billion devices. The iPhone install base in particular is at an all-time high and saw double-digit growth in emerging markets. Apple later reported second-quarter earnings ahead of consensus estimates led by strong iPhone sales and healthy operating margins. We remain underweight Apple and instead own overweight positions in other internet-related stocks such as Meta Platforms and Alphabet. Shares of Tesla rose over the period after reporting strong financial results in 2022. Elon Musk’s outlook gave investors optimism that demand remained strong and outpaced production capacity following last year’s vehicle price cuts. The company’s Model Y was the number one selling vehicle globally in the first quarter, becoming the first electric vehicle to claim that title.

The top contributors to relative performance during the period were overweight positions in Meta Platforms and Amazon and an out-of-benchmark position in Ares Management. Shares of Meta Platforms rose over the period. The company reported better-than-forecast revenue for the fourth quarter and boosted its stock buyback authorization by $40 billion. Earlier this year, the company also reported solid second and third quarter results, buoyed by a rebound in online advertising and cost cutting. Shares of Amazon ended the period higher. Ongoing demand for AI is believed to benefit Amazon Web Services (“AWS”) and increase demand for its cloud computing platforms. The e-commerce giant reported third quarter results that beat consensus estimates as revenue rose 13% compared to the prior quarter. The company saw sales growth within its AWS business as well as its third-party seller services and advertising units. Amazon also issued promising sales guidance for the fourth quarter, which included the holiday period. Shares of Ares Management, the alternative

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

investment manager, rose early in the period along with the broader market. The company reported second-quarter realized income that beat consensus estimates on the back of fundraising momentum and new commitments. Earlier this year, the Federal Deposit Insurance Corporation announced that the marketing process for the commercial real estate loan portfolio of Signature Bank will begin, and Ares is a potential bidder. In addition, the company announced the final closing of its infrastructure debt fund.

As a reminder, the Portfolio is managed in an industry-neutral structure relative to the benchmark, which promotes stock selection as the primary driver of performance. On an absolute basis, the Portfolio ended the period with the most exposure to the IT, Health Care and Financials sectors.

Mary Pryshlak

Jonathan White

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Standard & Poor’s 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Brighthouse/Wellington Large Cap Research Portfolio
Class A	25.74	15.38	11.71
Class B	25.42	15.10	11.43
Class E	25.51	15.21	11.54
S&P 500 Index	26.29	15.69	12.03

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
Microsoft Corp.	8.8
Amazon.com, Inc.	5.4
Apple, Inc.	5.1
Alphabet, Inc.- Class A	3.3
Meta Platforms, Inc.- Class A	2.4
Berkshire Hathaway, Inc.- Class B	2.1
Adobe, Inc.	1.7
Advanced Micro Devices, Inc.	1.7
Eli Lilly & Co.	1.6
Intuit, Inc.	1.5

Top Sectors

% of Net Assets
Information Technology	26.9
Health Care	14.4
Financials	14.3
Consumer Discretionary	10.4
Industrials	8.7
Communication Services	8.4
Consumer Staples	5.2
Energy	4.7
Materials	2.6
Utilities	2.5

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Large Cap Research Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.52%	$1,000.00	$1,090.80	$2.74
	Hypothetical*	0.52%	$1,000.00	$1,022.58	$2.65

Class B (a)	Actual	0.77%	$1,000.00	$1,090.40	$4.06
	Hypothetical*	0.77%	$1,000.00	$1,021.32	$3.92

Class E (a)	Actual	0.67%	$1,000.00	$1,090.70	$3.53
	Hypothetical*	0.67%	$1,000.00	$1,021.83	$3.41

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—100.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.9%
Boeing Co. (a)	36,891	$9,616,008
General Dynamics Corp.	88,812	23,061,812
RTX Corp.	110,069	9,261,206

		41,939,026

Air Freight & Logistics—0.3%
C.H. Robinson Worldwide, Inc.	82,550	7,131,495

Automobile Components—0.2%
Goodyear Tire & Rubber Co. (a)	318,117	4,555,435

Automobiles—0.5%
Tesla, Inc. (a)	43,528	10,815,837

Banks—2.0%
JPMorgan Chase & Co.	179,438	30,522,404
Wells Fargo & Co.	298,638	14,698,962

		45,221,366

Beverages—2.0%
Constellation Brands, Inc. - Class A	75,440	18,237,620
Monster Beverage Corp. (a)	479,688	27,634,826

		45,872,446

Biotechnology—2.1%
AbbVie, Inc.	37,239	5,770,928
Alnylam Pharmaceuticals, Inc. (a)	6,821	1,305,608
Apellis Pharmaceuticals, Inc. (a) (b)	14,673	878,326
Ascendis Pharma AS (ADR) (a) (b)	7,758	977,120
Biogen, Inc. (a)	14,185	3,670,652
Bridgebio Pharma, Inc. (a) (b)	15,015	606,156
Celldex Therapeutics, Inc. (a) (b)	21,459	851,064
Crinetics Pharmaceuticals, Inc. (a) (b)	21,170	753,229
Cytokinetics, Inc. (a) (b)	58,344	4,871,141
Gilead Sciences, Inc.	37,253	3,017,865
Immunocore Holdings PLC (ADR) (a) (b)	12,922	882,831
Karuna Therapeutics, Inc. (a) (b)	9,839	3,114,142
Moderna, Inc. (a) (b)	10,071	1,001,561
Regeneron Pharmaceuticals, Inc. (a)	6,018	5,285,549
Revolution Medicines, Inc. (a) (b)	27,689	794,120
Rocket Pharmaceuticals, Inc. (a) (b)	25,200	755,244
Sage Therapeutics, Inc. (a) (b)	42,097	912,242
Sarepta Therapeutics, Inc. (a)	7,281	702,107
Syndax Pharmaceuticals, Inc. (a)	29,358	634,426
United Therapeutics Corp. (a)	4,348	956,082
Vaxcyte, Inc. (a) (b)	10,694	671,583
Vertex Pharmaceuticals, Inc. (a)	19,981	8,130,069

		46,542,045

Broadline Retail—5.4%
Amazon.com, Inc. (a)	792,333	120,387,076

Building Products—1.1%
Azek Co., Inc. (a) (b)	138,746	5,307,035
Builders FirstSource, Inc. (a)	69,081	11,532,382

Building Products—(Continued)
Johnson Controls International PLC	56,406	3,251,242
Trane Technologies PLC	18,196	4,438,004

		24,528,663

Capital Markets—4.3%
Ares Management Corp. - Class A	211,458	25,146,585
Intercontinental Exchange, Inc.	57,142	7,338,747
KKR & Co., Inc.	105,426	8,734,544
Northern Trust Corp.	169,890	14,335,318
S&P Global, Inc.	57,194	25,195,101
Tradeweb Markets, Inc. - Class A (b)	160,771	14,610,869

		95,361,164

Chemicals—2.5%
Cabot Corp. (b)	117,785	9,835,048
Celanese Corp. (b)	47,858	7,435,697
FMC Corp. (b)	102,428	6,458,085
Ingevity Corp. (a)	52,981	2,501,763
Linde PLC	46,497	19,096,783
Livent Corp. (a) (b)	98,064	1,763,191
PPG Industries, Inc.	64,605	9,661,678

		56,752,245

Commercial Services & Supplies—1.0%
Clean Harbors, Inc. (a)	67,381	11,758,658
Veralto Corp.	25,659	2,110,710
Waste Connections, Inc.	59,137	8,827,380

		22,696,748

Construction & Engineering—0.2%
Fluor Corp. (a)	96,090	3,763,845

Consumer Staples Distribution & Retail—1.0%
Performance Food Group Co. (a)	312,715	21,624,242

Containers & Packaging—0.1%
Ball Corp. (b)	45,672	2,627,053

Electric Utilities—2.1%
Edison International	173,073	12,372,989
Exelon Corp.	231,291	8,303,347
NextEra Energy, Inc.	187,056	11,361,781
PG&E Corp. (b)	853,499	15,388,587

		47,426,704

Energy Equipment & Services—0.4%
Schlumberger NV	180,462	9,391,242

Entertainment—1.2%
Netflix, Inc. (a)	31,132	15,157,548
Spotify Technology SA (a)	57,338	10,774,384

		25,931,932

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Financial Services—5.2%
Berkshire Hathaway, Inc. - Class B (a)	133,420	$47,585,577
Block, Inc. (a)	208,825	16,152,614
FleetCor Technologies, Inc. (a) (b)	25,979	7,341,925
Global Payments, Inc. (b)	105,574	13,407,898
PayPal Holdings, Inc. (a)	68,594	4,212,358
Visa, Inc. - Class A (b)	55,988	14,576,476
WEX, Inc. (a)	69,595	13,539,707

		116,816,555

Gas Utilities—0.4%
Atmos Energy Corp. (b)	80,915	9,378,049

Ground Transportation—1.7%
Knight-Swift Transportation Holdings, Inc.	234,414	13,513,967
Uber Technologies, Inc. (a)	385,117	23,711,654

		37,225,621

Health Care Equipment & Supplies—2.4%
Abbott Laboratories	109,878	12,094,271
Boston Scientific Corp. (a)	226,702	13,105,643
DexCom, Inc. (a) (b)	72,375	8,981,014
Edwards Lifesciences Corp. (a) (b)	121,977	9,300,746
Insulet Corp. (a) (b)	29,260	6,348,835
Stryker Corp.	16,663	4,989,902

		54,820,411

Health Care Providers & Services—3.5%
Agilon Health, Inc (a) (b)	569,510	7,147,350
Cencora, Inc. (b)	67,488	13,860,685
Centene Corp. (a)	100,536	7,460,777
Elevance Health, Inc.	18,432	8,691,794
HCA Healthcare, Inc.	38,007	10,287,735
Humana, Inc.	21,470	9,829,181
Molina Healthcare, Inc. (a) (b)	28,322	10,233,022
UnitedHealth Group, Inc.	20,162	10,614,688

		78,125,232

Health Care REITs—0.4%
Welltower, Inc.	100,597	9,070,832

Hotel & Resort REITs—0.4%
Ryman Hospitality Properties, Inc. (b)	78,554	8,645,653

Hotels, Restaurants & Leisure—1.4%
Chipotle Mexican Grill, Inc. (a)	9,406	21,511,146
Hyatt Hotels Corp. - Class A (b)	80,572	10,507,394

		32,018,540

Household Durables—0.8%
Lennar Corp. - Class A	74,762	11,142,528
Skyline Champion Corp. (a)	76,318	5,667,375

		16,809,903

Industrial REITs—0.5%
EastGroup Properties, Inc. (b)	64,859	$11,904,221

Insurance—2.8%
Arch Capital Group Ltd. (a)	97,403	7,234,121
Assured Guaranty Ltd.	72,714	5,441,189
Chubb Ltd.	54,541	12,326,266
Everest Group Ltd.	26,881	9,504,584
Marsh & McLennan Cos., Inc.	34,850	6,603,029
Progressive Corp.	88,446	14,087,679
Trupanion, Inc. (a) (b)	235,045	7,171,223

		62,368,091

Interactive Media & Services—5.7%
Alphabet, Inc. - Class A (a)	527,789	73,726,845
Meta Platforms, Inc. - Class A (a)	153,638	54,381,707

		128,108,552

IT Services—0.4%
Squarespace, Inc. - Class A (a)	266,002	8,780,726

Life Sciences Tools & Services—1.9%
Agilent Technologies, Inc. (b)	66,457	9,239,517
Danaher Corp.	74,975	17,344,716
ICON PLC (a)	40,334	11,417,345
Illumina, Inc. (a)	33,373	4,646,857

		42,648,435

Machinery—1.2%
Flowserve Corp. (b)	114,790	4,731,644
Fortive Corp.	122,315	9,006,053
Ingersoll Rand, Inc.	75,609	5,847,600
Middleby Corp. (a) (b)	47,094	6,930,824

		26,516,121

Media—0.7%
New York Times Co. - Class A	126,190	6,182,048
Omnicom Group, Inc. (b)	101,179	8,752,995

		14,935,043

Oil, Gas & Consumable Fuels—4.2%
BP PLC (ADR)	688,057	24,357,218
ConocoPhillips	134,318	15,590,290
EOG Resources, Inc.	50,766	6,140,148
EQT Corp. (b)	122,900	4,751,314
Marathon Petroleum Corp.	78,639	11,666,882
Shell PLC (ADR) (b)	395,596	26,030,217
Targa Resources Corp.	76,369	6,634,175

		95,170,244

Passenger Airlines—0.4%
Delta Air Lines, Inc.	242,584	9,759,154

Personal Care Products—0.8%
Haleon PLC (ADR) (b)	2,230,575	18,357,632

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—4.5%
AstraZeneca PLC (ADR) (b)	208,376	$14,034,124
Elanco Animal Health, Inc. (a)	162,968	2,428,223
Eli Lilly & Co.	63,169	36,822,473
GSK PLC (ADR)	152,678	5,658,247
Merck & Co., Inc.	208,954	22,780,165
Novartis AG (ADR) (b)	68,126	6,878,682
Pfizer, Inc.	174,335	5,019,105
Structure Therapeutics, Inc. (ADR) (a) (b)	20,334	828,814
Zoetis, Inc.	37,144	7,331,111

		101,780,944

Professional Services—0.8%
Ceridian HCM Holding, Inc. (a) (b)	129,489	8,691,302
Science Applications International Corp.	72,240	8,980,877

		17,672,179

Real Estate Management & Development—0.1%
CoStar Group, Inc. (a)	34,762	3,037,851

Semiconductors & Semiconductor Equipment—6.5%
Advanced Micro Devices, Inc. (a)	251,496	37,073,025
First Solar, Inc. (a)	23,767	4,094,579
KLA Corp.	26,737	15,542,218
Marvell Technology, Inc.	156,053	9,411,556
Micron Technology, Inc.	223,625	19,084,158
NVIDIA Corp.	55,915	27,690,226
ON Semiconductor Corp. (a) (b)	107,669	8,993,592
Texas Instruments, Inc.	144,945	24,707,325

		146,596,679

Software—14.8%
Adobe, Inc. (a)	64,016	38,191,946
HubSpot, Inc. (a) (b)	29,199	16,951,187
Intuit, Inc.	53,932	33,709,118
Microsoft Corp.	522,444	196,459,842
ServiceNow, Inc. (a)	42,417	29,967,186
Synopsys, Inc. (a)	33,108	17,047,640

		332,326,919

Specialized REITs—0.4%
Extra Space Storage, Inc. (b)	50,110	8,034,136

Specialty Retail—2.2%
AutoZone, Inc. (a)	6,605	17,077,954
TJX Cos., Inc.	342,505	32,130,394

		49,208,348

Technology Hardware, Storage & Peripherals—5.1%
Apple, Inc.	594,367	114,433,479

Tobacco—1.4%
Philip Morris International, Inc.	335,368	31,551,421

Trading Companies & Distributors—0.2%
AerCap Holdings NV (a)	57,276	4,256,752

Wireless Telecommunication Services—0.9%
T-Mobile U.S., Inc. (b)	120,215	19,274,071

Total Common Stocks (Cost $1,815,704,071)		2,242,200,358

Short-Term Investment—0.1%

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $3,036,492; collateralized by U.S. Treasury Note at 0.500%, maturing 02/28/26, with a market value of $3,096,427.	3,035,649	3,035,649

Total Short-Term Investments (Cost $3,035,649)		3,035,649

Securities Lending Reinvestments (c)—7.9%

Certificates of Deposit—1.5%
Bank of America NA 5.730%, SOFR + 0.340%, 03/08/24 (d)	2,000,000	2,000,458
Barclays Bank PLC 5.710%, SOFR + 0.320%, 06/20/24 (d)	3,000,000	2,999,991
5.790%, SOFR + 0.400%, 02/14/24 (d)	4,000,000	4,001,128
Citibank NA 5.740%, SOFR + 0.350%, 02/20/24 (d)	4,000,000	4,000,984
Mitsubishi UFJ Trust & Banking Corp. Zero Coupon, 03/13/24	3,000,000	2,966,460
Mizuho Bank Ltd. 5.790%, SOFR + 0.400%, 04/18/24 (d)	2,000,000	2,000,906
MUFG Bank Ltd. (London) Zero Coupon, 06/04/24	2,000,000	1,953,260
Oversea-Chinese Banking Corp. Ltd. 5.630%, SOFR + 0.240%, 02/09/24 (d)	3,000,000	3,000,312
Royal Bank of Canada 5.880%, FEDEFF PRV + 0.550%, 09/20/24 (d)	3,000,000	3,001,860
Standard Chartered Bank 5.790%, SOFR + 0.390%, 04/19/24 (d)	2,000,000	2,000,000
Sumitomo Mitsui Trust Bank Ltd. 5.800%, SOFR + 0.400%, 04/24/24 (d)	2,000,000	2,001,190
Westpac Banking Corp. 5.950%, SOFR + 0.550%, 10/11/24 (d)	3,000,000	3,003,717

		32,930,266

Commercial Paper—0.3%
Australia & New Zealand Banking Group Ltd. 5.640%, 04/18/24	2,000,000	1,966,676
5.730%, SOFR + 0.330%, 04/18/24 (d)	2,000,000	2,000,448

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Old Line Funding LLC 5.620%, SOFR + 0.230%, 03/11/24 (d)	2,000,000	$2,000,000

		5,967,124

Repurchase Agreements—4.9%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $17,548,946; collateralized by various Common Stock with an aggregate market value of $19,534,113.	17,538,325	17,538,325
Barclays Bank PLC Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $3,001,777; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $3,061,678.	3,000,000	3,000,000
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $8,004,844; collateralized by various Common Stock with an aggregate market value of $8,918,494.	8,000,000	8,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/29/23 at 5.870%, due on 07/01/24 with a maturity value of $10,301,653; collateralized by U.S. Treasury Obligations with rates ranging from 0.875% - 3.750%, maturity dates ranging from 05/15/28 - 02/15/32, and various Common Stock with an aggregate market value of $10,200,046.	10,000,000	10,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $13,347,284; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $13,606,217.	13,339,428	13,339,428
National Bank of Canada Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/05/24 with a maturity value of $20,021,194; collateralized by various Common Stock with an aggregate market value of $22,319,784.	20,000,000	20,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $26,016,033; collateralized by various Common Stock with an aggregate market value of $29,016,365.	26,000,000	26,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/29/23 at 5.590%, due on 02/02/24 with a maturity value of $3,016,304; collateralized by various Common Stock with an aggregate market value of $3,333,851.	3,000,000	3,000,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $300,178; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $306,680.	300,000	$300,000
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $3,702,191; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $3,774,001.	3,700,000	3,700,000
Repurchase Agreement dated 12/29/23 at 5.510%, due on 01/02/24 with a maturity value of $900,551; collateralized by various Common Stock with an aggregate market value of $1,001,820.	900,000	900,000
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $5,003,011; collateralized by various Common Stock with an aggregate market value of $5,514,305.	5,000,000	5,000,000

		110,777,753

Time Deposits—0.7%
First Abu Dhabi Bank USA NV 5.320%, 01/02/24	5,000,000	5,000,000
National Bank of Canada 5.370%, OBFR + 0.050%, 01/05/24 (d)	8,000,000	8,000,000
Nordea Bank Abp 5.300%, 01/02/24	3,000,000	3,000,000

		16,000,000

Mutual Funds—0.5%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (e)	2,000,000	2,000,000
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (e)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (e)	5,000,000	5,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.270% (e)	3,602,391	3,602,391

		11,602,391

Total Securities Lending Reinvestments (Cost $177,265,626)		177,277,534

Total Investments—108.0% (Cost $1,996,005,346)		2,422,513,541
Other assets and liabilities (net)—(8.0)%		(180,390,502)

Net Assets—100.0%		$2,242,123,039

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2023

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $208,470,662 and the collateral received consisted of cash in the amount of $177,180,026 and non-cash collateral with a value of $36,578,131. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt
(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,242,200,358	$—	$—	$2,242,200,358
Total Short-Term Investment*	—	3,035,649	—	3,035,649
Securities Lending Reinvestments
Certificates of Deposit	—	32,930,266	—	32,930,266
Commercial Paper	—	5,967,124	—	5,967,124
Repurchase Agreements	—	110,777,753	—	110,777,753
Time Deposits	—	16,000,000	—	16,000,000
Mutual Funds	11,602,391	—	—	11,602,391
Total Securities Lending Reinvestments	11,602,391	165,675,143	—	177,277,534
Total Investments	$2,253,802,749	$168,710,792	$—	$2,422,513,541

Collateral for Securities Loaned (Liability)	$—	$(177,180,026)	$—	$(177,180,026)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Statement of Assets and Liabilities
December 31, 2023
Assets
Investments at value (a) (b)	$2,422,513,541
Receivable for:
Investments sold	4,755,134
Fund shares sold	717,278
Dividends and interest	1,410,704
Prepaid expenses	7,999

Total Assets	2,429,404,656
Liabilities
Collateral for securities loaned	177,180,026
Payables for:
Investments purchased	5,493,418
Fund shares redeemed	3,313,977
Accrued Expenses:
Management fees	920,651
Distribution and service fees	27,270
Deferred trustees’ fees	180,033
Other expenses	166,242

Total Liabilities	187,281,617

Net Assets	$2,242,123,039

Net Assets Consist of:
Paid in surplus	$1,649,451,256
Distributable earnings (Accumulated losses)	592,671,783

Net Assets	$2,242,123,039

Net Assets
Class A	$2,083,441,843
Class B	87,604,194
Class E	71,077,002
Capital Shares Outstanding*
Class A	150,754,843
Class B	6,603,828
Class E	5,229,818
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.82
Class B	13.27
Class E	13.59

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,996,005,346.
(b)	Includes securities loaned at value of $208,470,662.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$25,368,066
Interest	311,266
Securities lending income	509,685

Total investment income	26,189,017
Expenses
Management fees	12,130,110
Administration fees	95,554
Custodian and accounting fees	122,206
Distribution and service fees—Class B	210,526
Distribution and service fees—Class E	101,322
Audit and tax services	49,026
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	93,586
Insurance	19,589
Miscellaneous	27,866

Total expenses	12,942,588
Less management fee waiver	(1,595,153)
Less broker commission recapture	(37,554)

Net expenses	11,309,881

Net Investment Income	14,879,136

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	183,577,275
Futures contracts	392,425
Foreign currency transactions	(1,132)

Net realized gain (loss)	183,968,568

Net change in unrealized appreciation (depreciation) on:
Investments	290,376,074
Futures contracts	936,971

Net change in unrealized appreciation (depreciation)	291,313,045

Net realized and unrealized gain (loss)	475,281,613

Net Increase (Decrease) in Net Assets From Operations	$490,160,749

(a)	Net of foreign withholding taxes of $138,542.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Statements of Changes in Net Assets

			Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)			$14,879,136	$18,743,175
Net realized gain (loss)			183,968,568	88,021,801
Net change in unrealized appreciation (depreciation)			291,313,045	(618,410,228)

Increase (decrease) in net assets from operations			490,160,749	(511,645,252)

From Distributions to Shareholders
Class A			(124,878,313)	(465,831,897)
Class B			(5,239,505)	(20,586,065)
Class E			(4,199,734)	(15,766,431)

Total distributions			(134,317,552)	(502,184,393)

Increase (decrease) in net assets from capital share transactions			(158,908,249)	291,101,383

Total increase (decrease) in net assets			196,934,948	(722,728,262)

Net Assets
Beginning of period			2,045,188,091	2,767,916,353

End of period			$2,242,123,039	$2,045,188,091

Other Information:
Capital Shares
Transactions in capital shares were as follows:
	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	932,186	$11,938,847	602,631	$8,108,812
Reinvestments	10,006,275	124,878,313	40,826,634	465,831,897
Redemptions	(22,355,679)	(283,772,883)	(13,952,582)	(196,749,122)

Net increase (decrease)	(11,417,218)	$(146,955,723)	27,476,683	$277,191,587

Class B
Sales	402,824	$4,920,568	448,026	$6,039,433
Reinvestments	436,990	5,239,505	1,873,163	20,586,065
Redemptions	(1,493,671)	(18,189,587)	(1,463,898)	(20,799,988)

Net increase (decrease)	(653,857)	$(8,029,514)	857,291	$5,825,510

Class E
Sales	93,674	$1,168,041	101,490	$1,360,969
Reinvestments	341,998	4,199,734	1,402,707	15,766,431
Redemptions	(743,644)	(9,290,787)	(643,725)	(9,043,114)

Net increase (decrease)	(307,972)	$(3,923,012)	860,472	$8,084,286

Increase (decrease) derived from capital shares transactions		$(158,908,249)		$291,101,383

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.71	$19.02	$17.12	$15.21	$13.19

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09	0.12	0.12	0.15	0.17
Net realized and unrealized gain (loss)	2.84	(3.83)	3.84	2.92	3.82

Total income (loss) from investment operations	2.93	(3.71)	3.96	3.07	3.99

Less Distributions
Distributions from net investment income	(0.11)	(0.12)	(0.17)	(0.17)	(0.18)
Distributions from net realized capital gains	(0.71)	(3.48)	(1.89)	(0.99)	(1.79)

Total distributions	(0.82)	(3.60)	(2.06)	(1.16)	(1.97)

Net Asset Value, End of Period	$13.82	$11.71	$19.02	$17.12	$15.21

Total Return (%) (b)	25.74	(19.02)	24.38	22.27	32.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.58	0.57	0.59	0.59
Net ratio of expenses to average net assets (%) (c) (d)	0.52	0.51	0.50	0.51	0.51
Ratio of net investment income (loss) to average net assets (%)	0.71	0.84	0.67	1.00	1.14
Portfolio turnover rate (%)	64	54	60	76	55
Net assets, end of period (in millions)	$2,083.4	$1,899.6	$2,562.0	$2,390.3	$2,197.0

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.27	$18.45	$16.67	$14.83	$12.90

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.06	0.08	0.07	0.11	0.13
Net realized and unrealized gain (loss)	2.72	(3.71)	3.73	2.86	3.73

Total income (loss) from investment operations	2.78	(3.63)	3.80	2.97	3.86

Less Distributions
Distributions from net investment income	(0.07)	(0.07)	(0.13)	(0.14)	(0.14)
Distributions from net realized capital gains	(0.71)	(3.48)	(1.89)	(0.99)	(1.79)

Total distributions	(0.78)	(3.55)	(2.02)	(1.13)	(1.93)

Net Asset Value, End of Period	$13.27	$11.27	$18.45	$16.67	$14.83

Total Return (%) (b)	25.42	(19.21)	24.03	22.03	31.70

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.83	0.82	0.84	0.84
Net ratio of expenses to average net assets (%) (c) (d)	0.77	0.76	0.75	0.76	0.76
Ratio of net investment income (loss) to average net assets (%)	0.46	0.59	0.42	0.75	0.89
Portfolio turnover rate (%)	64	54	60	76	55
Net assets, end of period (in millions)	$87.6	$81.8	$118.1	$116.0	$112.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.53	$18.78	$16.93	$15.05	$13.07

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.07	0.10	0.09	0.12	0.14
Net realized and unrealized gain (loss)	2.79	(3.78)	3.79	2.90	3.79

Total income (loss) from investment operations	2.86	(3.68)	3.88	3.02	3.93

Less Distributions
Distributions from net investment income	(0.09)	(0.09)	(0.14)	(0.15)	(0.16)
Distributions from net realized capital gains	(0.71)	(3.48)	(1.89)	(0.99)	(1.79)

Total distributions	(0.80)	(3.57)	(2.03)	(1.14)	(1.95)

Net Asset Value, End of Period	$13.59	$11.53	$18.78	$16.93	$15.05

Total Return (%) (b)	25.51	(19.12)	24.20	22.10	31.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.73	0.72	0.74	0.74
Net ratio of expenses to average net assets (%) (c) (d)	0.67	0.66	0.65	0.66	0.66
Ratio of net investment income (loss) to average net assets (%)	0.56	0.69	0.52	0.85	0.99
Portfolio turnover rate (%)	64	54	60	76	55
Net assets, end of period (in millions)	$71.1	$63.9	$87.9	$80.8	$75.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for each of the years ended December 31, 2023 through 2019. (see Note 6 of the Notes to Financial Statements).
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Large Cap Research Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $3,035,649. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $110,777,753. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default. The Portfolio had no open futures contract positions at December 31, 2023.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$392,425

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$936,971

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$18,939,429

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,367,187,020	$0	$1,591,554,194

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$12,130,110	0.625%	First $250 million
	0.600%	$250 million to $500 million
	0.575%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	First $250 million
0.045%	$250 million to $2 billion
0.005%	Over $2 billion

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 were $969,251 and are included in the total amount shown as a management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $625,902 was waived in the aggregate for the year ended December 31, 2023 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$2,004,848,929

Gross unrealized appreciation	464,862,043
Gross unrealized (depreciation)	(47,197,431)

Net unrealized appreciation (depreciation)	$417,664,612

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$17,482,040	$143,357,892	$116,835,512	$358,826,501	$134,317,552	$502,184,393

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$20,987,939	$154,199,266	$417,664,612	$—	$592,851,817

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Brighthouse/Wellington Large Cap Research Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Wellington Large Cap Research Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**
Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Brighthouse/Wellington Large Cap Research Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of one of its Performance Universes for the one-and five-year periods ended June 30, 2023 and outperformed the median of that Performance Universe for the three-year period ended June 30, 2023. The Board also considered that the Portfolio underperformed the median of its other Performance Universe for the one-, three-, and five-year periods ended June 30, 2023. The Board also considered that the Portfolio underperformed the average of its Morningstar Category for the one-and five-year periods ended June 30, 2023 and outperformed the average of that Morningstar Category for the three-year period ended June 30, 2023. The Board also considered that the Portfolio outperformed the average of a different, but still comparable, Morningstar Category for the one-and five-year periods

BHFTI-26

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

ended June 30, 2023 and underperformed the average of such Morningstar Category for the three-year period ended June 30, 2023. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-, three-, and five-year periods ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-27

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Managed by CBRE Investment Management Listed Real Assets LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B and E shares of the CBRE Global Real Estate Portfolio returned 12.87%, 12.73%, and 12.79%, respectively. The Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index¹, returned 9.67%.

MARKET ENVIRONMENT / CONDITIONS

Global real estate stocks delivered a positive total return in 2023, aided by strong fourth quarter performance to close out the year as the U.S. Federal Reserve Chair Powell announced the Federal Open Market Committee will cut rates in 2024. Inflation continued to decelerate in most markets, consumers remained resilient and property company fundamentals have been improving. Meanwhile, economic growth remained positive in most developed economies. For the year, real estate stocks returned +9.67% as regional performance was mixed. Europe was the best-performing region (+20.03%), followed by the Americas (+11.62%), while the Asia-Pacific region was the notable laggard (-1.17%), weighed down by a decelerating Chinese economy.

Investment returns during the past two years have been largely driven by the market adapting to higher interest rates, which had resulted in a material drop in commercial real estate pricing from peak valuations in early 2022. Underlying property valuations in the listed market have ‘dislocated’ further from valuations in the private market, with Real Estate Investment Trusts (“REITs”) currently trading at double-digit discounts to private market valuations.

We believe the listed property markets should benefit from central bank rate cuts in 2024 and remain attractively valued relative to fixed income, equities and private real estate.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the benchmark during the period as stock selection and sector allocation decisions have each added value. By region, the Americas has been the primary source of relative outperformance while the Asia-Pacific region provided a modest contribution. Meanwhile, performance in Europe was a modest drag on relative performance, although absolute returns were quite strong for the year.

In the Americas, sector allocation was the main driver of relative outperformance. In the U.S., an underweight to the underperforming Net Lease sector, along with an overweight and stock selection in the outperforming Mall, Data Center, Storage and Hotel sectors, were the primary contributors to performance.

Stock selection in the Asia-Pacific region benefited performance but was somewhat offset by sub-par sector allocation in the region. Stock selection was positive in all markets within the region, except for Hong Kong. From a sector allocation perspective, overweights to the underperforming Hong Kong and Japanese markets detracted from relative performance.

Although absolute performance was strong, stock selection decisions in Europe modestly detracted from relative performance during the period. Positive contributions from sector allocation on the Continent were a slight contributor to relative performance.

At period end, in North America, the Portfolio was modestly overweight Canadian real estate stocks with an emphasis on Residential, Industrial, and Retail. In the U.S., the Portfolio was overweight Malls, Storage, Healthcare, Hotels, and Towers. In Japan, we preferred mid-cap Diversified, Industrial and Hotel Japanese REITs that were providing earnings growth and resiliency at relative valuations that were very attractive in our view and select Japanese Real Estate Operating Companies that have committed to improving their corporate governance. In Hong Kong, we were overweight Diversified companies with a commercial bias and non-discretionary retail. In Australia, we preferred Industrial, Data Centers, Retail, Farmland, and a few select Diversified companies. In the United Kingdom, we favored the Industrial, Retail, Storage and Student Housing sectors, as well as attractively priced Diversified companies. Within Continental Europe, we had a positive bias to Retail, Industrial, Storage, and select Diversified companies.

Joseph P. Smith

Christopher S. Reich

Kenneth S. Weinberg

Portfolio Managers

CBRE Investment Management Listed Real Assets LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and Real Estate Investment Trusts worldwide.

BHFTI-1

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

A $10,000 INVESTMENT COMPARED TO THE FTSE EPRA/NAREIT DEVELOPED INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
CBRE Global Real Estate Portfolio
Class A	12.87	6.40	4.65
Class B	12.73	6.15	4.38
Class E	12.79	6.26	4.49
FTSE EPRA/NAREIT Developed Index	9.67	2.81	3.57

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
Simon Property Group, Inc. (REIT)	6.7
Public Storage (REIT)	6.4
Welltower, Inc. (REIT)	5.4
Equinix, Inc. (REIT)	4.6
AvalonBay Communities, Inc. (REIT)	3.7
Prologis, Inc. (REIT)	3.5
Rexford Industrial Realty, Inc. (REIT)	2.7
Link REIT (REIT)	2.6
Realty Income Corp. (REIT)	2.4
Alexandria Real Estate Equities, Inc. (REIT)	2.4

Top Countries

% of Net Assets
United States	63.1
Japan	8.6
Hong Kong	4.6
Singapore	4.5
Australia	4.2
United Kingdom	3.4
France	2.9
Canada	2.5
Belgium	1.6
Switzerland	1.4

BHFTI-2

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

CBRE Global Real Estate Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.66%	$1,000.00	$1,100.20	$3.49
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

Class B (a)	Actual	0.91%	$1,000.00	$1,099.60	$4.82
	Hypothetical*	0.91%	$1,000.00	$1,020.62	$4.63

Class E (a)	Actual	0.81%	$1,000.00	$1,100.20	$4.29
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—99.3% of Net Assets

Security Description	Shares	Value

Australia—4.2%
Goodman Group (REIT)	915,046	$15,711,828
Rural Funds Group (REIT)	2,318,714	3,349,407
Scentre Group (REIT)	8,495,042	17,229,191
Stockland (REIT)	1,709,050	5,180,115

		41,470,541

Belgium—1.6%
Montea NV (REIT)	49,146	4,680,415
Shurgard Self Storage Ltd. (REIT)	72,442	3,597,228
Warehouses De Pauw CVA (REIT)	236,884	7,436,824

		15,714,467

Canada—2.5%
Boardwalk Real Estate Investment Trust (REIT) (a)	90,378	4,865,904
Chartwell Retirement Residences (a)	561,148	4,963,326
Granite Real Estate Investment Trust (REIT) (a)	65,197	3,753,237
H&R Real Estate Investment Trust (REIT)	737,524	5,510,349
InterRent Real Estate Investment Trust (REIT) (a)	301,024	3,005,583
RioCan Real Estate Investment Trust (REIT) (a)	192,980	2,711,813

		24,810,212

Finland—0.4%
Kojamo OYJ	300,347	3,988,013

France—2.9%
Klepierre SA (REIT)	387,794	10,603,641
Mercialys SA (REIT)	356,033	3,925,762
Unibail-Rodamco-Westfield (REIT) (b)	189,866	13,987,121

		28,516,524

Germany—0.6%
TAG Immobilien AG (b)	419,819	6,115,534

Hong Kong—4.6%
CK Asset Holdings Ltd.	2,093,478	10,469,175
Link REIT (REIT)	4,470,858	25,002,718
Wharf Real Estate Investment Co. Ltd.	2,706,132	9,204,919

		44,676,812

Japan—8.6%
Activia Properties, Inc. (REIT)	1,749	4,811,902
AEON REIT Investment Corp. (REIT)	2,830	2,836,697
Daiwa Office Investment Corp. (REIT)	1,182	5,566,966
GLP J-Reit (REIT)	4,955	4,926,354
Invincible Investment Corp. (REIT)	12,716	5,492,204
Japan Hotel REIT Investment Corp. (REIT) (a)	13,142	6,443,112
Japan Metropolitan Fund Invest (REIT)	16,501	11,912,061
KDX Realty Investment Corp. (REIT)	6,890	7,849,612
LaSalle Logiport (REIT)	10,582	11,386,248
Mitsui Fudosan Co. Ltd.	295,457	7,221,488
Orix JREIT, Inc. (REIT)	6,263	7,387,143
Tokyu Fudosan Holdings Corp.	1,361,168	8,664,143

		84,497,930

Netherlands—0.3%
Eurocommercial Properties NV (REIT)	111,609	2,747,653

Singapore—4.5%
CapitaLand Ascendas (REIT)	8,446,490	19,340,424
CapitaLand Integrated Commercial Trust (REIT)	1,844,500	2,869,199
Frasers Logistics & Commercial Trust (REIT)	11,025,140	9,582,553
Keppel (REIT)	8,407,400	5,913,815
Mapletree Pan Asia Commercial Trust (REIT)	5,196,100	6,157,356

		43,863,347

Sweden—1.2%
Catena AB	78,156	3,672,194
Hufvudstaden AB - A Shares	259,183	3,647,460
Pandox AB	312,124	4,655,561

		11,975,215

Switzerland—1.4%
PSP Swiss Property AG	95,750	13,406,031

United Kingdom—3.4%
Land Securities Group PLC (REIT)	1,230,732	11,016,102
NewRiver REIT PLC (REIT)	3,124,323	3,268,419
Shaftesbury Capital PLC (REIT)	3,335,801	5,848,363
Tritax Big Box REIT PLC (REIT)	3,242,414	6,951,607
UNITE Group PLC (REIT)	477,370	6,330,930

		33,415,421

United States—63.1%
Acadia Realty Trust (REIT) (a)	237,785	4,039,967
Alexandria Real Estate Equities, Inc. (REIT) (a)	182,889	23,184,839
Apartment Income REIT Corp. (REIT) (a)	340,516	11,826,121
AvalonBay Communities, Inc. (REIT)	192,983	36,130,277
Brixmor Property Group, Inc. (REIT)	556,345	12,946,148
Broadstone Net Lease, Inc. (REIT)	426,042	7,336,443
Camden Property Trust (REIT)	100,490	9,977,652
CubeSmart (REIT)	489,441	22,685,590
Empire State Realty Trust, Inc. - Class A (REIT) (a)	307,174	2,976,516
Equinix, Inc. (REIT)	55,416	44,631,492
Essex Property Trust, Inc. (REIT) (a)	73,241	18,159,374
Four Corners Property Trust, Inc. (REIT) (a)	202,851	5,132,130
Healthpeak Properties, Inc. (REIT)	582,474	11,532,985
Hilton Worldwide Holdings, Inc.	53,768	9,790,615
Host Hotels & Resorts, Inc. (REIT) (a)	779,185	15,170,732
Invitation Homes, Inc. (REIT) (a)	492,365	16,794,570
Kilroy Realty Corp. (REIT) (a)	154,868	6,169,941
Macerich Co. (REIT) (a)	573,614	8,850,864
Marriott International, Inc. - Class A	39,547	8,918,244
NNN REIT, Inc. (REIT) (a)	217,673	9,381,706
Park Hotels & Resorts, Inc. (REIT) (a)	510,733	7,814,215
Prologis, Inc. (REIT)	253,735	33,822,876
Public Storage (REIT) (a)	204,109	62,253,245
Realty Income Corp. (REIT) (a)	412,974	23,712,967
Rexford Industrial Realty, Inc. (REIT) (a)	470,178	26,376,986
SBA Communications Corp. (REIT) (a)	38,342	9,726,982
Simon Property Group, Inc. (REIT)	459,656	65,565,332

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United States—(Continued)
Spirit Realty Capital, Inc. (REIT)	336,907	$14,719,467
Tanger, Inc. (REIT) (a)	222,028	6,154,616
Ventas, Inc. (REIT)	311,896	15,544,897
VICI Properties, Inc. (REIT)	175,269	5,587,576
Vornado Realty Trust (REIT) (a)	282,533	7,981,557
Welltower, Inc. (REIT)	581,476	52,431,691

		617,328,613

Total Common Stocks (Cost $908,987,313)		972,526,313

Short-Term Investment—0.1%

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $1,252,824; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $1,277,538.	1,252,477	1,252,477

Total Short-Term Investments (Cost $1,252,477)		1,252,477

Securities Lending Reinvestments (c)—8.9%

Certificates of Deposit—1.1%
Barclays Bank PLC 5.790%, SOFR + 0.400%, 02/14/24 (d)	1,000,000	1,000,282
Citibank N.A. 5.740%, SOFR + 0.350%, 02/20/24 (d)	2,000,000	2,000,492
Mizuho Bank Ltd. 5.790%, SOFR + 0.400%, 04/18/24 (d)	1,000,000	1,000,453
National Westminster Bank PLC 5.880%, 05/02/24	1,000,000	1,001,620
Oversea-Chinese Banking Corp. Ltd. 5.630%, SOFR + 0.240%, 02/09/24 (d)	1,000,000	1,000,104
Royal Bank of Canada 5.880%, FEDEFF PRV + 0.550%, 09/20/24 (d)	1,000,000	1,000,620
Standard Chartered Bank 5.790%, SOFR + 0.390%, 04/19/24 (d)	1,000,000	1,000,000
Sumitomo Mitsui Banking Corp. 5.860%, SOFR + 0.460%, 01/11/24 (d)	1,000,000	1,000,123
Sumitomo Mitsui Trust Bank Ltd. 5.800%, SOFR + 0.400%, 04/24/24 (d)	1,000,000	1,000,595
Westpac Banking Corp. 5.950%, SOFR + 0.550%, 10/11/24 (d)	1,000,000	1,001,239

		11,005,528

Commercial Paper—0.2%
Australia & New Zealand Banking Group Ltd. 5.640%, 04/18/24	1,000,000	983,338
5.730%, SOFR + 0.330%, 04/18/24 (d)	1,000,000	1,000,224

		1,983,562

Repurchase Agreements—5.2%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $13,608,236; collateralized by various Common Stock with an aggregate market value of $15,147,623.	13,600,000	13,600,000
Barclays Bank PLC Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $600,355; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $612,336.	600,000	600,000
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $1,000,606; collateralized by various Common Stock with an aggregate market value of $1,114,812.	1,000,000	1,000,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/29/23 at 5.400%, due on 01/02/24 with a maturity value of $5,003,000; collateralized by U.S. Government Agency Obligations with rates ranging from 0.375% - 26.636%, maturity dates ranging from 10/15/24 - 11/20/73, and an aggregate market value of $5,100,000.	5,000,000	5,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/29/23 at 5.620%, due on 02/02/24 with a maturity value of $2,010,928; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.750%, maturity dates ranging from 01/15/30 - 08/15/32, and various Common Stock with an aggregate market value of $2,040,002.	2,000,000	2,000,000
Repurchase Agreement dated 12/29/23 at 5.870%, due on 07/01/24 with a maturity value of $2,060,331; collateralized by U.S. Treasury Obligations with rates ranging from 0.875% - 3.750%, maturity dates ranging from 05/15/28 - 02/15/32, and various Common Stock with an aggregate market value of $2,040,009.	2,000,000	2,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $10,565,997; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $10,770,974.	10,559,778	10,559,778
National Bank of Canada Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/05/24 with a maturity value of $8,008,478; collateralized by various Common Stock with an aggregate market value of $8,927,914.	8,000,000	8,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $4,102,529; collateralized by various Common Stock with an aggregate market value of $4,575,658.	4,100,000	4,100,000

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $700,415; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $715,586.	700,000	$700,000
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $1,600,948; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $1,632,000.	1,600,000	1,600,000
Repurchase Agreement dated 12/29/23 at 5.510%, due on 01/02/24 with a maturity value of $700,429; collateralized by various Common Stock with an aggregate market value of $779,193.	700,000	700,000
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $500,301; collateralized by various Common Stock with an aggregate market value of $551,431.	500,000	500,000

		50,359,778

Mutual Funds—2.4%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (e)	2,000,000	2,000,000
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (e)	5,000,000	5,000,000
Fidelity Investments Money Market Government Portfolio, Institutional Class 5.290% (e)	6,114,095	6,114,095
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (e)	5,000,000	5,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.320% (e)	5,000,000	5,000,000

		23,114,095

Total Securities Lending Reinvestments (Cost $86,457,110)		86,462,963

Total Investments—108.3% (Cost $996,696,900)		1,060,241,753
Other assets and liabilities (net)—(8.3)%		(80,921,452)

Net Assets—100.0%		$979,320,301

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $115,869,623 and the collateral received consisted of cash in the amount of $86,445,203 and non-cash collateral with a value of $34,312,775. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

Ten Largest Industries as of December 31, 2023 (Unaudited)	% of Net Assets
Retail REIT’s	26.0
Industrial REIT’s	14.7
Multi-Family Residential REITs	9.2
Self Storage REITs	9.0
Health Care REITs	8.1
Office REIT’s	5.7
Real Estate Operating Companies	4.6
Diversified REIT’s	4.6
Data Center REITs	4.6
Hotel & Resort REITs	3.6

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$41,470,541	$—	$41,470,541
Belgium	—	15,714,467	—	15,714,467
Canada	24,810,212	—	—	24,810,212
Finland	—	3,988,013	—	3,988,013
France	—	28,516,524	—	28,516,524
Germany	—	6,115,534	—	6,115,534
Hong Kong	—	44,676,812	—	44,676,812
Japan	—	84,497,930	—	84,497,930
Netherlands	—	2,747,653	—	2,747,653
Singapore	—	43,863,347	—	43,863,347
Sweden	—	11,975,215	—	11,975,215
Switzerland	—	13,406,031	—	13,406,031
United Kingdom	—	33,415,421	—	33,415,421
United States	617,328,613	—	—	617,328,613
Total Common Stocks	642,138,825	330,387,488	—	972,526,313
Total Short-Term Investment*	—	1,252,477	—	1,252,477
Securities Lending Reinvestments
Certificates of Deposit	—	11,005,528	—	11,005,528
Commercial Paper	—	1,983,562	—	1,983,562
Repurchase Agreements	—	50,359,778	—	50,359,778
Mutual Funds	23,114,095	—	—	23,114,095
Total Securities Lending Reinvestments	23,114,095	63,348,868	—	86,462,963
Total Investments	$665,252,920	$394,988,833	$—	$1,060,241,753

Collateral for Securities Loaned (Liability)	$—	$(86,445,203)	$—	$(86,445,203)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$1,060,241,753
Cash denominated in foreign currencies (c)	788,775
Receivable for:
Investments sold	2,249,424
Fund shares sold	23,260
Dividends and interest	5,519,057
Prepaid expenses	3,475

Total Assets	1,068,825,744
Liabilities
Due to custodian	8,056
Collateral for securities loaned	86,445,203
Payables for:
Investments purchased	482,126
Fund shares redeemed	1,665,493
Accrued Expenses:
Management fees	493,927
Distribution and service fees	75,674
Deferred trustees’ fees	180,033
Other expenses	154,931

Total Liabilities	89,505,443

Net Assets	$979,320,301

Net Assets Consist of:
Paid in surplus	$946,062,084
Distributable earnings (Accumulated losses)	33,258,217

Net Assets	$979,320,301

Net Assets
Class A	$605,220,638
Class B	351,364,550
Class E	22,735,113
Capital Shares Outstanding*
Class A	57,417,895
Class B	33,506,858
Class E	2,157,891
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.54
Class B	10.49
Class E	10.54

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $996,696,900.
(b)	Includes securities loaned at value of $115,869,623.
(c)	Identified cost of cash denominated in foreign currencies was $788,220.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$35,700,238
Interest	111,750
Securities lending income	252,109

Total investment income	36,064,097
Expenses
Management fees	6,061,301
Administration fees	50,214
Custodian and accounting fees	152,090
Distribution and service fees—Class B	832,117
Distribution and service fees—Class E	33,077
Audit and tax services	54,436
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	75,289
Insurance	8,788
Miscellaneous	23,333

Total expenses	7,383,448
Less management fee waiver	(351,204)
Less broker commission recapture	(107,020)

Net expenses	6,925,224

Net Investment Income	29,138,873

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(36,451,460)
Foreign currency transactions	(319,489)

Net realized gain (loss)	(36,770,949)

Net change in unrealized appreciation (depreciation) on:
Investments	124,254,567
Foreign currency transactions	30,548

Net change in unrealized appreciation (depreciation)	124,285,115

Net realized and unrealized gain (loss)	87,514,166

Net Increase (Decrease) in Net Assets From Operations	$116,653,039

(a)	Net of foreign withholding taxes of $1,476,912.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$29,138,873	$23,981,054
Net realized gain (loss)	(36,770,949)	(6,888,407)
Net change in unrealized appreciation (depreciation)	124,285,115	(338,973,617)

Increase (decrease) in net assets from operations	116,653,039	(321,880,970)

From Distributions to Shareholders
Class A	(16,315,746)	(91,857,121)
Class B	(8,252,811)	(52,303,267)
Class E	(562,403)	(3,528,793)

Total distributions	(25,130,960)	(147,689,181)

Increase (decrease) in net assets from capital share transactions	(66,460,616)	65,116,131

Total increase (decrease) in net assets	25,061,463	(404,454,020)

Net Assets
Beginning of period	954,258,838	1,358,712,858

End of period	$979,320,301	$954,258,838

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	999,471	$9,562,107	1,370,550	$13,527,384
Reinvestments	1,699,557	16,315,746	9,363,621	91,857,121
Redemptions	(7,199,593)	(71,729,972)	(4,342,489)	(56,284,551)

Net increase (decrease)	(4,500,565)	$(45,852,119)	6,391,682	$49,099,954

Class B
Sales	1,526,434	$14,495,879	1,633,977	$17,147,824
Reinvestments	863,265	8,252,811	5,353,456	52,303,267
Redemptions	(4,285,966)	(41,652,196)	(4,518,639)	(55,190,679)

Net increase (decrease)	(1,896,267)	$(18,903,506)	2,468,794	$14,260,412

Class E
Sales	175,326	$1,692,599	152,089	$1,703,546
Reinvestments	58,584	562,403	359,714	3,528,793
Redemptions	(403,683)	(3,959,993)	(301,952)	(3,476,574)

Net increase (decrease)	(169,773)	$(1,704,991)	209,851	$1,755,765

Increase (decrease) derived from capital shares transactions		$(66,460,616)		$65,116,131

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021		2020		2019
Net Asset Value, Beginning of Period	$9.59	$15.03	$11.53		$12.97		$10.72

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.31	0.27	0.21		0.47		0.30
Net realized and unrealized gain (loss)	0.91	(3.96)	3.70		(1.16)		2.36

Total income (loss) from investment operations	1.22	(3.69)	3.91		(0.69)		2.66

Less Distributions
Distributions from net investment income	(0.27)	(0.55)	(0.41)		(0.52)		(0.41)
Distributions from net realized capital gains	0.00	(1.20)	0.00		(0.23)		0.00

Total distributions	(0.27)	(1.75)	(0.41)		(0.75)		(0.41)

Net Asset Value, End of Period	$10.54	$9.59	$15.03		$11.53		$12.97

Total Return (%) (b)	12.99 (c)	(24.71)	34.35	(c)(d)	(4.53	)(c)(d)	25.10

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.69	0.68	0.65		0.67		0.67
Net ratio of expenses to average net assets (%) (e)	0.65	0.64	0.62		0.64		0.65
Ratio of net investment income (loss) to average net assets (%)	3.16	2.33	1.59		4.35		2.47
Portfolio turnover rate (%)	84	91	70		93		77
Net assets, end of period (in millions)	$605.2	$594.1	$834.7		$788.7		$767.0

	Class B
	Year Ended December 31,
	2023	2022	2021		2020		2019
Net Asset Value, Beginning of Period	$9.54	$14.95	$11.47		$12.90		$10.66

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.28	0.24	0.18		0.43		0.27
Net realized and unrealized gain (loss)	0.91	(3.94)	3.68		(1.14)		2.35

Total income (loss) from investment operations	1.19	(3.70)	3.86		(0.71)		2.62

Less Distributions
Distributions from net investment income	(0.24)	(0.51)	(0.38)		(0.49)		(0.38)
Distributions from net realized capital gains	0.00	(1.20)	0.00		(0.23)		0.00

Total distributions	(0.24)	(1.71)	(0.38)		(0.72)		(0.38)

Net Asset Value, End of Period	$10.49	$9.54	$14.95		$11.47		$12.90

Total Return (%) (b)	12.73	(24.99)	34.07	(c)(d)	(4.77	)(c)(d)	24.81

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	0.93	0.90		0.92		0.92
Net ratio of expenses to average net assets (%) (e)	0.90	0.89	0.87		0.89		0.90
Ratio of net investment income (loss) to average net assets (%)	2.92	2.08	1.35		4.03		2.22
Portfolio turnover rate (%)	84	91	70		93		77
Net assets, end of period (in millions)	$351.4	$337.9	$492.3		$444.4		$470.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022	2021		2020		2019
Net Asset Value, Beginning of Period	$9.59	$15.02	$11.52		$12.96		$10.70

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.29	0.25	0.19		0.44		0.29
Net realized and unrealized gain (loss)	0.91	(3.95)	3.70		(1.15)		2.36

Total income (loss) from investment operations	1.20	(3.70)	3.89		(0.71)		2.65

Less Distributions
Distributions from net investment income	(0.25)	(0.53)	(0.39)		(0.50)		(0.39)
Distributions from net realized capital gains	0.00	(1.20)	0.00		(0.23)		0.00

Total distributions	(0.25)	(1.73)	(0.39)		(0.73)		(0.39)

Net Asset Value, End of Period	$10.54	$9.59	$15.02		$11.52		$12.96

Total Return (%) (b)	12.79	(24.89)	34.21	(c)(d)	(4.71	)(c)(d)	25.05

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.83	0.80		0.82		0.82
Net ratio of expenses to average net assets (%) (e)	0.80	0.79	0.77		0.79		0.80
Ratio of net investment income (loss) to average net assets (%)	3.01	2.18	1.47		4.05		2.33
Portfolio turnover rate (%)	84	91	70		93		77
Net assets, end of period (in millions)	$22.7	$22.3	$31.8		$26.9		$31.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(d)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A, Class B and Class E would have been 33.99%, 33.71% and 33.85% for the year ended December 31, 2021, and (4.70)%, (4.93)% and (4.88)% for the year ended December 31, 2020, respectively.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is CBRE Global Real Estate Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-12

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2023, the Portfolio received EU tax reclaim payments in the amount of $5,808 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

BHFTI-13

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2023, the Portfolio had a payment of $8,056 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value and such inputs would be considered Level 2 in the fair value hierarchy at December 31, 2023. The Portfolio’s average overdraft advances during the year ended December 31, 2023 were not significant.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $1,252,477. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $50,359,778. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of

BHFTI-14

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-15

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$791,188,993	$0	$845,943,560

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$6,061,301	0.700%	First $200 million
	0.650%	$200 million to $750 million
	0.550%	Over $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. CBRE Investment Management Listed Real Assets LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows.

% per annum reduction	Average Daily Net Assets
0.050%	First $200 million
0.050%	$250 million to $750 million
0.050%	Over $1 billion

An identical agreement was in effect for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

BHFTI-16

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$1,014,185,591

Gross unrealized appreciation	99,825,112
Gross unrealized (depreciation)	(53,768,950)

Net unrealized appreciation (depreciation)	$46,056,162

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$25,130,960	$68,739,629	$—	$78,949,552	$25,130,960	$147,689,181

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$32,898,465	$—	$46,078,530	$(45,538,744)	$33,438,251

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had accumulated short-term capital losses $26,776,818 and accumulated long-term capital losses of 18,761,926.

8. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-17

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the CBRE Global Real Estate Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the CBRE Global Real Estate Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel—Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-20

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-21

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-22

Brighthouse Funds Trust I

CBRE Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

CBRE Global Real Estate Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and CBRE Investment Management Listed Real Assets LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board further considered that the Portfolio outperformed its benchmark, the FTSE EPRA/NAREIT Developed Index, for the one-, three-, and five-year periods ended October 31, 2023. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-23

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B and E shares of the Harris Oakmark International Portfolio returned 19.26%, 18.95%, and 19.05%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index¹, returned 18.24%.

MARKET ENVIRONMENT / CONDITIONS

Major global markets generally showed strength in 2023 following a challenging 2022. The calendar year included a presence of heightened volatility, highlighted by turmoil in the banking sector in March and pressure in October when the Gaza-Israel conflict escalated following an attack on Israel by Hamas, an Islamist political and military organization, shaking the geopolitical landscape and markets. While U.S. and European equity markets showed strength on the back of better-than-expected economic data, Asian markets were mixed with Chinese equities experiencing pressure and Japanese equities reaching 30-year highs during the period. The U.S. 10-year Treasury yield reached as high as 5% during the year before declining and ending the period around 4%, as investors continued to digest economic data and expectations on interest rates.

Central banks throughout the world continued to tighten monetary policy to combat elevated inflation. The U.S. Federal Reserve increased its benchmark interest rate by a total of 100 basis points (“bps”) to reach the 5.25% to 5.50% range, the European Central Bank opted for 200 bps to reach 4.50%, and the Bank of England chose 175 bps to reach 5.25%. Inflation in the U.S. and eurozone decelerated throughout the year, with most central banks pausing their interest rate increases toward the end of the year while assessing economic data. The Bank of Japan continued its accommodative monetary policy stance, although it took a step toward reversing the policy when it announced that the 1% cap on the 10-year government bond yield would be considered a reference rate going forward. In the fourth quarter, the Japanese yen reversed its trend of depreciation and gained value against the U.S. dollar.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the MSCI EAFE Index (the “Index”), owing to positive effects from country weightings. An overweight in Germany, followed by a lack of exposure to Hong Kong and holdings in Ireland, supplied the largest positive relative performance for the period. Conversely, security selection in France, followed by holdings in the United Kingdom (“U.K.”) and China, delivered the worst relative returns during the period.

Individual holdings Ryanair (Ireland) and Intesa Sanpaolo (Italy) had the most positive impact on performance during the period. Ryanair was a top contributor for the year as the Irish airline benefitted from strong travel demand within Europe as well as a pickup in foreign visitors to the region. During our mid-year conversations with management, Chief Executive Officer (“CEO”) Michael O’Leary was optimistic about Ryanair’s future due to increased bookings industry-wide, expectations for higher oil prices, and elevated cost structures of peers driving higher pricing. Ryanair continues to reduce unit costs and widen the gap between itself and more capacity-constrained European competitors. In the fourth quarter, Ryanair reported additional revenue growth and strong free cash flow levels, which allowed the company to reinstate a 400 million euros (“EUR”) dividend and announce an incremental EUR 1.5 billion return to shareholders starting in 2025.

Intesa Sanpaolo, the largest bank in Italy, was a top contributor for the year. Intesa generated substantial net profit increases in recent periods due to a significant rise in net interest income. In addition, Intesa’s non-performing loan formation has continued to decline, reflecting its low-risk business model and strong underwriting practices. Management has also kept operating costs well-controlled due to efficiency measures that have largely offset inflationary impacts. With one of the highest dividend payout ratios in Europe, Intesa has been returning capital to shareholders via buybacks while maintaining a robust balance sheet.

Worldline (France) was a top detractor for the year. In October, the French multinational payment and transactional services company, delivered a weaker-than-expected set of results and the stock fell significantly on the news. Management reduced growth estimates citing two factors: (1) a negative mix shift as German consumers shifted from discretionary to non-discretionary purchases and (2) merchant terminations, driven by Worldline voluntarily and proactively cutting ties with certain online merchants at risk of violating new regulatory standards. We spoke with management after the results and believe both factors are transitory. We continue to believe the payments industry is a structurally attractive growth market, and Worldline, as the European payments leader, has a long growth runway given lower European cashless penetration and higher levels of bank payment in-sourcing versus the U.S.

Bayer (Germany) was also a top detractor for the year. In November, shares of the German health care company fell after it announced negative news on two known unknowns: (1) Bayer stopped its phase III OCEANIC-AF trial for anti-clotting drug asundexian early due to lack of efficacy and (2) the company received an adverse RoundUp verdict for $1.5 billion over three plaintiffs. We spoke with CEO Bill Anderson after the announcement and he provided a framework for managing the situation. Although we reduced our estimate of intrinsic value, we continue to view Bayer’s position across the crop sciences ecosystem as unrivaled and believe the company can take actions to unlock value.

The effect of currency hedging on the Portfolio’s return was neutral, with no hedges contributing during the period.

At period end, the Portfolio held 62 securities across a variety of countries and industries. During 2023, we initiated new positions in Bank Mandiri (Indonesia), Brenntag (Germany), Bunzl (U.K.), Eurofins Scientific (France), and Recruit Holdings (Japan). We eliminated

BHFTI-1

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*—(Continued)

positions in Credit Suisse Group (Switzerland), Grupo Televisa (Mexico), Orica (Australia), Philips (Netherlands), Restaurant Brands International (Canada), Rolls-Royce Holdings (U.K.) and Vipshop Holdings (China).

As of December 31, 2023, the Portfolio was most heavily weighted in Germany (27%), the U.K. (20%), and France (17%). The Portfolio’s exposure to companies headquartered in emerging market countries totaled roughly 5%. In terms of sector positioning, the Portfolio was most heavily weighted in Consumer Discretionary (23%), Industrials (21%), and Financials (21%). Materials (5%) had the smallest weight, and the Portfolio had no exposure to Energy, Real Estate, or Utilities at the end of the period.

David G. Herro

Michael L. Manelli

Eric Liu

Portfolio Managers

Harris Associates L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

BHFTI-2

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Harris Oakmark International Portfolio
Class A	19.26	7.50	3.45
Class B	18.95	7.24	3.19
Class E	19.05	7.33	3.29
MSCI EAFE Index	18.24	8.17	4.28

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
CNH Industrial NV	3.6
Lloyds Banking Group PLC	3.5
BNP Paribas SA	3.2
Mercedes-Benz Group AG	2.7
Bayer AG	2.6
Kering SA	2.6
Continental AG	2.6
Prudential PLC	2.5
Fresenius Medical Care AG	2.5
Intesa Sanpaolo SpA	2.4

Top Countries

% of Net Assets
Germany	26.4
United Kingdom	17.8
France	15.3
Switzerland	8.1
Sweden	3.8
South Korea	3.7
Japan	3.4
China	3.4
Netherlands	2.7
Belgium	2.5

BHFTI-3

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Harris Oakmark International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.74%	$1,000.00	$1,011.60	$3.75
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

Class B (a)	Actual	0.99%	$1,000.00	$1,010.30	$5.02
	Hypothetical*	0.99%	$1,000.00	$1,020.22	$5.04

Class E (a)	Actual	0.89%	$1,000.00	$1,011.00	$4.51
	Hypothetical*	0.89%	$1,000.00	$1,020.72	$4.53

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—95.4% of Net Assets

Security Description	Shares	Value

Belgium—2.5%
Anheuser-Busch InBev SA	501,200	$32,380,697
Liberty Global Ltd. - Class A (a)	1,423,500	25,295,595

		57,676,292

Canada—1.8%
Open Text Corp.	963,686	40,502,376

China—3.4%
Alibaba Group Holding Ltd.	3,226,400	31,180,744
Prosus NV	1,603,033	47,797,818

		78,978,562

Denmark—1.2%
DSV AS	157,300	27,670,891

France—15.3%
Accor SA	1,120,580	42,861,240
BNP Paribas SA	1,054,375	73,054,423
Capgemini SE	182,530	38,184,080
Danone SA	452,000	29,317,302
Edenred SE	454,280	27,276,430
Kering SA	134,300	59,599,789
Publicis Groupe SA	270,851	25,187,684
Valeo SE	1,776,471	27,467,261
Worldline SA (a)	1,694,600	29,431,943

		352,380,152

Germany—26.4%
adidas AG	152,807	31,071,628
Allianz SE	178,500	47,677,434
Bayer AG	1,607,660	59,682,451
Bayerische Motoren Werke AG	462,507	51,441,801
Brenntag SE	331,400	30,423,704
Continental AG	697,555	59,327,299
Daimler Truck Holding AG	1,291,813	48,510,875
Fresenius Medical Care AG	1,378,500	57,644,131
Fresenius SE & Co. KGaA	1,611,423	50,016,525
Henkel AG & Co. KGaA	348,755	25,016,578
Mercedes-Benz Group AG	916,093	63,269,073
SAP SE	176,785	27,194,032
Siemens AG	213,100	39,971,184
thyssenkrupp AG	2,428,851	16,947,810

		608,194,525

Indonesia—0.2%
Bank Mandiri Persero Tbk. PT	8,889,400	3,487,056

Ireland—1.6%
Ryanair Holdings PLC (ADR) (a) (b)	279,870	37,323,463

Italy—2.4%
Intesa Sanpaolo SpA	19,297,600	56,332,014

Japan—3.4%
Fujitsu Ltd.	218,800	33,031,304
Komatsu Ltd.	848,100	22,094,706
Recruit Holdings Co. Ltd.	559,000	23,865,557

		78,991,567

Luxembourg—1.5%
Eurofins Scientific SE (b)	512,404	33,525,638

Netherlands—2.7%
Akzo Nobel NV	273,100	22,565,060
EXOR NV	386,452	38,742,111

		61,307,171

South Korea—1.9%
NAVER Corp.	260,000	44,998,415

Spain—1.4%
Amadeus IT Group SA	460,900	33,055,770

Sweden—3.8%
Sandvik AB	821,400	17,778,198
SKF AB - B Shares	1,892,599	37,809,848
Volvo AB - B Shares	1,259,873	32,751,595

		88,339,641

Switzerland—8.1%
Cie Financiere Richemont SA - Class A	158,513	21,864,224
Glencore PLC	6,396,165	38,372,123
Holcim AG	341,140	26,788,950
Novartis AG	230,500	23,273,474
Roche Holding AG	102,600	29,736,777
Schindler Holding AG (Participation Certificate)	79,256	19,834,874
Swatch Group AG	99,277	27,068,822

		186,939,244

United Kingdom—17.8%
Ashtead Group PLC	421,600	29,212,866
Bunzl PLC	119,100	4,834,392
CNH Industrial NV	6,821,069	83,080,620
Compass Group PLC	582,300	15,911,298
Informa PLC	1,488,100	14,773,535
Lloyds Banking Group PLC	134,828,800	81,642,051
Prudential PLC	5,221,062	58,774,221
Reckitt Benckiser Group PLC	366,900	25,312,332
Schroders PLC	8,301,941	45,315,758
Smiths Group PLC	555,909	12,474,070
WPP PLC	4,204,894	39,971,810

		411,302,953

Total Common Stocks (Cost $ 1,963,447,681)		2,201,005,730

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2023

Preferred Stock—1.8%

Security Description	Shares/ Principal Amount*	Value

South Korea—1.8%
Samsung Electronics Co. Ltd. (Cost $44,552,221)	840,500	$40,530,436

Short-Term Investment—2.8%

Repurchase Agreement—2.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $65,684,599; collateralized by U.S. Treasury Note at 2.750%, maturing 07/31/27, with a market value of $66,979,712.	65,666,359	65,666,359

Total Short-Term Investments (Cost $ 65,666,359)		65,666,359

Securities Lending Reinvestments (c)—0.0%

Repurchase Agreements—0.0%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $90,054; collateralized by various Common Stock with an aggregate market value of $100,242.	90,000	90,000
Barclays Bank PLC
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $12,845; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $13,101.	12,837	12,837
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $6,004; collateralized by various Common Stock with an aggregate market value of $6,689.	6,000	6,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/29/23 at 5.400%, due on 01/02/24 with a maturity value of $110,066; collateralized by U.S. Government Agency Obligations with rates ranging from 0.375% - 26.636%, maturity dates ranging from 10/15/24 - 11/20/73, and an aggregate market value of $112,200.	110,000	110,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $65,189; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $66,454.	65,151	65,151
Societe Generale Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $10,205; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $10,403.	10,199	10,199

		294,187

Mutual Funds—0.0%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (d)	100,000	$100,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (d)	125,000	125,000
HSBC U.S. Government Money Market Fund, Class I 5.300% (d)	100,000	100,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (d)	100,000	100,000

		425,000

Total Securities Lending Reinvestments (Cost $ 719,187)		719,187

Total Investments—100.0% (Cost $ 2,074,385,448)		2,307,921,712
Other assets and liabilities (net)—0.0%		68,614

Net Assets—100.0%		$2,307,990,326

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $4,842,789 and the collateral received consisted of cash in the amount of $719,187 and non-cash collateral with a value of $4,290,720. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

Ten Largest Industries as of December 31, 2023 (Unaudited)	% of Net Assets
Machinery	11.3
Banks	9.3
Textiles, Apparel & Luxury Goods	6.0
Automobiles	5.0
Pharmaceuticals	4.9
Health Care Providers & Services	4.7
Insurance	4.6
Financial Services	4.1
Hotels, Restaurants & Leisure	4.0
Automobile Components	3.8

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$25,295,595	$32,380,697	$—	$57,676,292
Canada	40,502,376	—	—	40,502,376
China	—	78,978,562	—	78,978,562
Denmark	—	27,670,891	—	27,670,891
France	—	352,380,152	—	352,380,152
Germany	—	608,194,525	—	608,194,525
Indonesia	—	3,487,056	—	3,487,056
Ireland	37,323,463	—	—	37,323,463
Italy	—	56,332,014	—	56,332,014
Japan	—	78,991,567	—	78,991,567
Luxembourg	—	33,525,638	—	33,525,638
Netherlands	—	61,307,171	—	61,307,171
South Korea	—	44,998,415	—	44,998,415
Spain	—	33,055,770	—	33,055,770
Sweden	—	88,339,641	—	88,339,641
Switzerland	—	186,939,244	—	186,939,244
United Kingdom	83,080,620	328,222,333	—	411,302,953
Total Common Stocks	186,202,054	2,014,803,676	—	2,201,005,730
Total Preferred Stock*	—	40,530,436	—	40,530,436
Total Short-Term Investment*	—	65,666,359	—	65,666,359
Securities Lending Reinvestments
Repurchase Agreements	—	294,187	—	294,187
Mutual Funds	425,000	—	—	425,000
Total Securities Lending Reinvestments	425,000	294,187	—	719,187
Total Investments	$186,627,054	$2,121,294,658	$—	$2,307,921,712

Collateral for Securities Loaned (Liability)	$—	$(719,187)	$—	$(719,187)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$2,307,921,712
Cash denominated in foreign currencies (c)	459,041
Receivable for:
Investments sold	3,111,663
Fund shares sold	402,182
Dividends and interest	2,983,577
Prepaid expenses	8,447

Total Assets	2,314,886,622
Liabilities
Collateral for securities loaned	719,187
Payables for:
Investments purchased	3,489,016
Fund shares redeemed	718,207
Accrued Expenses:
Management fees	1,310,014
Distribution and service fees	165,801
Deferred trustees’ fees	180,033
Other expenses	314,038

Total Liabilities	6,896,296

Net Assets	$2,307,990,326

Net Assets Consist of:
Paid in surplus	$2,191,706,124
Distributable earnings (Accumulated losses)	116,284,202

Net Assets	$2,307,990,326

Net Assets
Class A	$1,484,936,211
Class B	758,220,094
Class E	64,834,021
Capital Shares Outstanding*
Class A	113,241,771
Class B	59,496,832
Class E	5,030,595
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.11
Class B	12.74
Class E	12.89

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,074,385,448.
(b)	Includes securities loaned at value of $4,842,789.
(c)	Identified cost of cash denominated in foreign currencies was $463,362.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$67,237,456
Interest	1,158,133
Securities lending income	406,341

Total investment income	68,801,930
Expenses
Management fees	17,892,981
Administration fees	101,872
Custodian and accounting fees	564,465
Distribution and service fees—Class B	1,880,803
Distribution and service fees—Class E	98,029
Audit and tax services	55,516
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	89,980
Insurance	21,217
Miscellaneous	135,999

Total expenses	20,933,665
Less management fee waiver	(1,947,654)

Net expenses	18,986,011

Net Investment Income	49,815,919

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	29,991,417
Foreign currency transactions	(260,120)

Net realized gain (loss)	29,731,297

Net change in unrealized appreciation (depreciation) on:
Investments	347,448,956
Foreign currency transactions	188,470

Net change in unrealized appreciation (depreciation)	347,637,426

Net realized and unrealized gain (loss)	377,368,723

Net Increase (Decrease) in Net Assets From Operations	$427,184,642

(a)	Net of foreign withholding taxes of $8,483,855.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$49,815,919	$45,453,042
Net realized gain (loss)	29,731,297	(76,799,545)
Net change in unrealized appreciation (depreciation)	347,637,426	(421,747,688)

Increase (decrease) in net assets from operations	427,184,642	(453,094,191)

From Distributions to Shareholders
Class A	(31,678,421)	(126,527,645)
Class B	(14,394,127)	(60,626,449)
Class E	(1,325,286)	(5,121,190)

Total distributions	(47,397,834)	(192,275,284)

Increase (decrease) in net assets from capital share transactions	(406,131,605)	(10,057,128)

Total increase (decrease) in net assets	(26,344,797)	(655,426,603)

Net Assets
Beginning of period	2,334,335,123	2,989,761,726

End of period	$2,307,990,326	$2,334,335,123

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	2,305,459	$28,730,861	3,404,230	$38,311,872
Reinvestments	2,421,898	31,678,421	11,378,385	126,527,645
Redemptions	(27,951,649)	(356,791,169)	(13,218,618)	(167,592,969)

Net increase (decrease)	(23,224,292)	$(296,381,887)	1,563,997	$(2,753,452)

Class B
Sales	2,335,787	$27,942,231	4,362,000	$47,100,199
Reinvestments	1,130,725	14,394,127	5,598,010	60,626,449
Redemptions	(11,895,643)	(146,102,360)	(9,509,928)	(112,527,564)

Net increase (decrease)	(8,429,131)	$(103,766,002)	450,082	$(4,800,916)

Class E
Sales	320,344	$3,958,353	418,234	$4,925,519
Reinvestments	102,975	1,325,286	468,116	5,121,190
Redemptions	(909,602)	(11,267,355)	(1,054,417)	(12,549,469)

Net increase (decrease)	(486,283)	$(5,983,716)	(168,067)	$(2,502,760)

Increase (decrease) derived from capital shares transactions		$(406,131,605)		$(10,057,128)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.23	$14.50	$13.45	$13.61	$12.16

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.28	0.23	0.27	0.07	0.42
Net realized and unrealized gain (loss)	1.87	(2.53)	0.91	0.43	2.40

Total income (loss) from investment operations	2.15	(2.30)	1.18	0.50	2.82

Less Distributions
Distributions from net investment income	(0.27)	(0.30)	(0.13)	(0.37)	(0.33)
Distributions from net realized capital gains	0.00	(0.67)	0.00	(0.29)	(1.04)

Total distributions	(0.27)	(0.97)	(0.13)	(0.66)	(1.37)

Net Asset Value, End of Period	$13.11	$11.23	$14.50	$13.45	$13.61

Total Return (%) (b)	19.26	(15.78)	8.66	5.37	24.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.81	0.81	0.81	0.81
Net ratio of expenses to average net assets (%) (c)	0.74	0.76	0.75	0.78	0.80
Ratio of net investment income (loss) to average net assets (%)	2.24	1.92	1.82	0.60	3.26
Portfolio turnover rate (%)	23	34	31	48	35
Net assets, end of period (in millions)	$1,484.9	$1,532.0	$1,956.0	$2,075.7	$1,946.6

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.92	$14.12	$13.10	$13.27	$11.88

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.24	0.19	0.23	0.04	0.38
Net realized and unrealized gain (loss)	1.82	(2.46)	0.88	0.42	2.34

Total income (loss) from investment operations	2.06	(2.27)	1.11	0.46	2.72

Less Distributions
Distributions from net investment income	(0.24)	(0.26)	(0.09)	(0.34)	(0.29)
Distributions from net realized capital gains	0.00	(0.67)	0.00	(0.29)	(1.04)

Total distributions	(0.24)	(0.93)	(0.09)	(0.63)	(1.33)

Net Asset Value, End of Period	$12.74	$10.92	$14.12	$13.10	$13.27

Total Return (%) (b)	18.95	(16.00)	8.44	5.12	24.52

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.07	1.06	1.06	1.06	1.06
Net ratio of expenses to average net assets (%) (c)	0.99	1.01	1.00	1.03	1.05
Ratio of net investment income (loss) to average net assets (%)	1.98	1.68	1.58	0.34	3.01
Portfolio turnover rate (%)	23	34	31	48	35
Net assets, end of period (in millions)	$758.2	$741.5	$952.6	$1,028.8	$1,039.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.04	$14.27	$13.24	$13.40	$11.99

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.26	0.21	0.24	0.04	0.40
Net realized and unrealized gain (loss)	1.84	(2.49)	0.90	0.44	2.36

Total income (loss) from investment operations	2.10	(2.28)	1.14	0.48	2.76

Less Distributions
Distributions from net investment income	(0.25)	(0.28)	(0.11)	(0.35)	(0.31)
Distributions from net realized capital gains	0.00	(0.67)	0.00	(0.29)	(1.04)

Total distributions	(0.25)	(0.95)	(0.11)	(0.64)	(1.35)

Net Asset Value, End of Period	$12.89	$11.04	$14.27	$13.24	$13.40

Total Return (%) (b)	19.05	(15.93)	8.52	5.24	24.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	0.96	0.96	0.96	0.96
Net ratio of expenses to average net assets (%) (c)	0.89	0.91	0.90	0.93	0.95
Ratio of net investment income (loss) to average net assets (%)	2.09	1.79	1.68	0.42	3.12
Portfolio turnover rate (%)	23	34	31	48	35
Net assets, end of period (in millions)	$64.8	$60.9	$81.1	$85.5	$91.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Harris Oakmark International Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-12

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2023, the Portfolio received EU tax reclaim payments in the

BHFTI-13

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

amount of $592,070 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $65,666,359. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $294,187. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

BHFTI-14

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-15

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$508,471,218	$0	$956,796,460

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$17,892,981	0.850%	First $100 million
	0.800%	$100 million to $1 billion
	0.750%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Harris Associates L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows provided that the average daily net assets of the Portfolio exceed $1 billion:

% per annum reduction	Average Daily Net Assets
0.250%	First $50 million
0.200%	$50 million to $100 million
0.100%	$100 million to $1 billion
0.075%	Over $1 billion

An identical expense agreement was in place for the period March 1, 2023 to April 30, 2023.

For the period April 29, 2022 to February 28, 2023, the Adviser had agreed to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.075%	Over $1 billion

Amounts waived for the year ended December 31, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E

BHFTI-16

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$2,159,261,301

Gross unrealized appreciation	401,183,820
Gross unrealized (depreciation)	(252,523,409)

Net unrealized appreciation (depreciation)	$148,660,411

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$47,397,834	$98,321,288	$—	$93,953,996	$47,397,834	$192,275,284

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$49,460,120	$—	$148,853,169	$(81,849,053)	$116,464,236

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had accumulated short-term capital losses of $34,041,070 and accumulated long-term capital losses of $47,807,983.

8. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

BHFTI-17

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-18

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Harris Oakmark International Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Harris Oakmark International Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-21

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-22

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-23

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Harris Oakmark International Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Harris Associates L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board further considered that the Portfolio outperformed its benchmark, the MSCI EAFE Index, for the one- and three-year periods ended October 31, 2023 and underperformed its benchmark for the five-year period ended October 31, 2023. The Board also noted the presence of certain management fee waivers in effect for the Portfolio. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective March 1, 2023.

BHFTI-24

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and the Sub-advised Expense Universe median and equal to the Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median and the Sub-advised Expense Universe median and below the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-25

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class B shares of the Invesco Balanced-Risk Allocation Portfolio returned 6.44%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 12.70%.

MARKET ENVIRONMENT / CONDITIONS

Global stocks and bonds ended the year firmly higher after an impressive mid-year turnaround. The market sentiment in the first half of the year was weighed down by the inflationary pressures and the recession fears that plagued 2022. The U.S. Federal Reserve (the “Fed”) maintained its hawkish stance until the late summer, when it finally put a pause to its rate hike cycle. The U.S. equity market returns were dominated by a few large technology firms that benefited in part to the Artificial Intelligence (“AI”) boom and contributed to returns for market-cap-weighted indices. Global bonds benefited from attractive yields and their safe haven appeal amid bouts of market turbulence throughout the year. Commodities, however, faced a challenging year as the global demand outlook deteriorated due to the recession risks.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio strategically balances the amount of risk exposure to equities, fixed income and commodities and targets a strategic risk level of 8%. This is intended to limit the impact of surprise outcomes on the Portfolio. Further, the Portfolio tactically shifts from the strategic equal risk in order to emphasize those assets that are more likely to outperform cash on a monthly basis. Tactical allocation is applied at the individual asset level and aggregated with the strategic allocation allowing the portfolio risk target to fluctuate between 6% and 10%.

The Portfolio’s largest detractor to performance came from commodities, primarily due to the move lower by energy. The key driver of energy weakness has been the slowdown in global growth from key demand centers like the U.S. and China. Agricultural commodities were also a detractor due to underperformance from corn, soybean oil, and wheat, as geopolitical concerns paired with adverse weather conditions affected the supply and demand dynamics in the global market. Precious metals were the one bright spot for the Portfolio’s commodity allocation, as gold was the top contributor in the subsector. Gold rallied sharply in the last two months of the year on skepticism around the ability of global economies to stick a soft landing amidst sticky inflation and geopolitical uncertainty and prospect of declining real rates next year.

Tactical positioning detracted from results, as losses in government bonds and commodities overshadowed positive results from global equities. The high frequency of large magnitude price reversals throughout the year created a challenging environment for active positioning.

Within the Portfolio’s strategic allocation, the largest contributor to performance came from global equities, as all six of the underlying markets posted positive performance, led by U.S. small cap equities. The year marked a tale of two halves. For the first half of the year, inflation and recession fears loomed against the backdrop of the Fed’s continued tightening policy weighing on risky and rate sensitive assets. That sentiment changed in the third quarter as positive economic data surfaced to bolster the notion that the Fed might be able to engineer a soft landing. Pairing the positive economic data with the momentum of the AI boom, global equities powered higher in the last two months of the year. The Portfolio’s allocation to U.S. small cap equities was a beneficiary of the broad rally late in the year, as the asset class tends to be most sensitive to shifts in economic regimes. The Portfolio’s allocation to Japanese equities was another bright spot as the Japanese economy escaped from long-suffered deflation and a weakening yen helped boost the export driven economy. Although positive for the year, the U.K. and emerging markets were the weakest performers due to their heavier weighting to companies with exposure to commodities, in particular energy, which underperformed for the year.

The Portfolio’s exposure to government bonds was a positive contributor for the year due to perceived peak rates globally from easing inflation and a flight to safety with the ability to lock in historically attractive rates. German bunds were the leading performer among the six bond markets in which the Portfolio invests due to the sharp declines in inflation across Europe. Australia, Canada, the U.K., and Japan all generated modest gains as inflation cooled in their respective regions. Periods of easing inflation and the prospect of lower rates are conducive to bond returns as their fixed coupon payments become more attractive and have an upward impact on prices. In terms of detractors from performance, U.S. Treasuries were the largest detractor for the year. It is important to note the Portfolio was absent an allocation to U.S. Treasuries in May, October, and November due to the rising credit default spread in those months.

The Portfolio is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a more liquid and cost-effective way to gain exposure to asset classes. Additionally, the leverage used in the strategy is inherent in these instruments. Derivatives performed as expected during the period.

BHFTI-1

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

At period end, tactical positioning was overweight all equity markets, except U.S. small caps which were underweight. Across government bond markets, the Portfolio was underweight to all markets except an overweight to Japanese bonds. In commodities, the Portfolio was overweight agriculture, energy and all metals.

Scott Wolle

Mark Ahnrud

John Burrello

Chris Devine

Scott Hixon

Christian Ulrich

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Invesco Balanced-Risk Allocation Portfolio
Class B	6.44	5.36	4.21
Dow Jones Moderate Portfolio Index	12.70	6.89	5.49

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	69.3
Global Developed Equities	28.4
Commodities - Production Weighted	27.8
Emerging Market Equities	7.2

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets

BHFTI-3

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Balanced-Risk Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class B (a)	Actual	0.93%	$1,000.00	$1,037.20	$4.78
	Hypothetical*	0.93%	$1,000.00	$1,020.52	$4.74

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—5.4% of Net Assets

Security Description	Principal Amount*	Value

U.S. Treasury—5.4%
U.S. Treasury Floating Rate Notes 5.256%, 3M USTBMM - 0.075%, 04/30/24 (a)	30,700,000	$30,682,539
5.368%, 3M USTBMM + 0.037%, 07/31/24 (a)	29,400,000	29,381,657

Total U.S. Treasury & Government Agencies (Cost $60,099,984)		60,064,196

Corporate Bonds & Notes—2.0%

Commercial Services—1.6%
Altoona-Blair County Development Corp. 5.380%, 09/01/38 (144A) (a)	17,850,000	17,850,000

Machinery-Construction & Mining—0.4%
Caterpillar Financial Services Corp. 5.794%, SOFR + 0.450%, 11/14/24 (a)	5,000,000	5,007,750

Total Corporate Bonds & Notes (Cost $22,850,012)		22,857,750

Municipals—0.9%
New York State Housing Finance Agency 5.300%, 11/01/46 (a) (Cost $9,700,000)	9,700,000	9,700,000

Short-Term Investments—88.3%

Certificate of Deposit—10.3%
Citibank NA 6.000%, 09/20/24	5,000,000	5,021,889
Korea Development Bank 5.720%, SOFR + 0.410%, 05/24/24 (a)	25,300,000	25,312,194
Mizuho Bank Ltd. 5.720%, SOFR + 0.410%, 02/14/24 (a)	10,000,000	10,003,642
MUFG Bank Ltd. 5.730%, SOFR + 0.420%, 06/03/24 (a)	15,000,000	15,007,365
5.760%, SOFR + 0.450%, 01/05/24 (a)	15,500,000	15,500,918
Oversea-Chinese Banking Corp. Ltd. 5.730%, SOFR + 0.420%, 02/01/24 (a)	20,000,000	20,005,061
Sumitomo Mitsui Trust Bank Ltd. 5.520%, 03/18/24	7,500,000	7,500,809
Svenska Handelsbanken AB 5.560%, SOFR + 0.250%, 02/23/24 (a)	10,000,000	10,001,839
Toronto-Dominion Bank 5.500%, 12/03/24	7,200,000	7,218,577

		115,572,294

Commercial Paper—52.3%
Anglesea Funding LLC 5.700%, OBFR + 0.380%, 05/15/24 (144A) (a)	15,000,000	15,000,000
Banque et Caisse d’Epargne de l’Etat
5.481%, 04/09/24 (b)	22,500,000	22,158,708
5.506%, 02/06/24 (b)	3,375,000	3,355,457
Barclays Bank PLC 5.650%, 02/09/24 (144A) (b)	12,500,000	12,421,250

Commercial Paper—(Continued)
BNG Bank NV 5.439%, 03/08/24 (b)	10,500,000	10,390,635
Britannia Funding Co. LLC
5.692%, 03/07/24 (144A) (b)	8,000,000	7,916,249
Caisse d’Amortissement de la Dette Sociale 5.418%, 02/01/24 (b)	22,000,000	21,889,531
Caisse des Depots et Consignations 5.372%, 01/31/24 (b)	10,500,000	10,448,651
Cancara Asset Securitisation LLC 5.414%, 02/26/24 (b)	7,000,000	6,937,840
Caterpillar Financial Services Corp. 4.773%, 01/09/24 (b)	15,500,000	15,474,835
CDP Financial, Inc. 5.739%, 05/01/24 (144A) (b)	26,000,000	25,524,084
Dexia Credit Local SA
5.471%, 01/31/24 (144A) (b)	20,000,000	19,902,008
5.548%, 05/07/24 (144A) (b)	10,000,000	9,807,853
Eli Lilly & Co.
5.106%, 01/16/24 (b)	17,000,000	16,954,869
5.299%, 02/01/24 (144A) (b)	7,000,000	6,964,688
Export Development Canada
4.827%, 01/09/24 (b)	13,800,000	13,777,637
5.494%, 05/24/24 (b)	15,000,000	14,680,728
Fairway Finance Co. LLC 5.675%, 03/19/24 (144A) (b)	10,000,000	9,877,353
FMS Wertmanagement 5.131%, 01/18/24 (b)	10,000,000	9,970,581
Honeywell International, Inc. 4.791%, 01/09/24 (144A) (b)	8,500,000	8,486,200
JP Morgan Securities LLC 5.930%, 08/09/24 (144A)	8,000,000	8,017,509
Lexington Parker Capital Co. LLC 5.610%, SOFR + 0.300%, 01/08/24 (144A) (a)	15,000,000	15,000,750
LMA-Americas LLC 5.760%, 04/02/24 (144A) (b)	15,600,000	15,374,434
LVMH Moet Hennessy Louis Vuitton SE 4.962%, 01/12/24 (144A) (b)	5,000,000	4,989,663
LVMH Moet Hennessy Louis Vuitton, Inc. 5.608%, 08/12/24 (144A) (b)	13,000,000	12,586,401
Manhattan Asset Funding Co. LLC 5.776%, 04/12/24 (144A) (b)	5,500,000	5,412,765
Microsoft Corp. 4.809%, 01/09/24 (144A) (b)	29,500,000	29,452,195
Nationwide Building Society 4.888%, 01/10/24 (144A) (b)	29,000,000	28,948,301
Nestle Finance International Ltd.
4.040%, 01/04/24 (b)	8,041,000	8,033,993
5.262%, 01/22/24 (144A) (b)	10,000,000	9,965,036
PACCAR Financial Corp. 5.289%, 02/01/24 (b)	10,000,000	9,948,326
Pacific Life Short Term Funding LLC
5.092%, 01/12/24 (b)	6,500,000	6,486,530
5.304%, 01/25/24 (b)	23,035,000	22,942,641
Pfizer, Inc. 5.245%, 01/26/24 (b)	30,000,000	29,875,545

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Short-Term Investments—(Continued)

Security Description	Shares/ Principal Amount*	Value

Commercial Paper—(Continued)
Ridgefield Funding Co. LLC 5.626%, 05/20/24 (b)	15,000,000	$14,680,757
Santander U.K. PLC 4.521%, 01/05/24 (b)	10,000,000	9,989,636
Siemens Capital Co. LLC
3.624%, 01/03/24 (b)	15,000,000	14,989,027
5.374%, 02/26/24 (144A) (b)	15,000,000	14,869,717
Thunder Bay Funding LLC
6.002%, 10/16/24 (144A) (b)	10,000,000	9,575,150
Toyota Motor Credit Corp. 5.259%, 01/16/24 (b)	14,500,000	14,461,365
Unilever Capital Corp. 5.108%, 01/17/24 (b)	25,000,000	24,929,801
Versailles Commercial Paper LLC 5.670%, SOFR + 0.360%, 03/06/24 (144A) (a)	14,000,000	14,002,590

		586,471,289

Mutual Funds—23.5%
Invesco U.S. Dollar Liquidity Portfolio, Agency Class 5.480% (c) (d)	184,975,721	184,975,721
STIT-Government & Agency Portfolio, Institutional Class 5.280% (c) (d)	46,990,417	46,990,417
STIT-Treasury Portfolio, Institutional Class 5.270% (c) (d)	30,557,136	30,557,136

		262,523,274

Security Description	Principal Amount*	Value

U.S. Treasury—2.2%
U.S. Treasury Bill 4.343%, 01/25/24 (b)	24,300,000	$24,218,140

Total Short-Term Investments (Cost $988,797,631)		988,784,997

Total Investments—96.6% (Cost $1,081,447,627)		1,081,406,943
Other assets and liabilities (net)—3.4%		37,821,393

Net Assets—100.0%		$1,119,228,336

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	The rate shown represents current yield to maturity.
(c)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2023.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, the market value of 144A securities was $301,944,196, which is 27.0% of net assets.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/15/24	2,987	AUD	348,480,506	$6,410,274
Brent Crude Oil Futures	07/31/24	227	USD	17,222,490	(215,345)
Canada Government Bond 10 Year Futures	03/19/24	155	CAD	19,247,900	662,071
Euro STOXX 50 Index Futures	03/15/24	1,340	EUR	60,876,200	(415,832)
Euro-Bund Futures	03/07/24	1,405	EUR	192,794,100	4,683,653
FTSE 100 Index Futures	03/15/24	472	GBP	36,610,680	1,070,127
Japanese Government 10 Year Bond Futures	03/13/24	253	JPY	37,117,630,000	2,676,696
MSCI Emerging Markets Index Mini Futures	03/15/24	1,555	USD	80,370,175	3,561,142
New York Harbor ULSD Futures	03/28/24	234	USD	24,088,428	(2,735,001)
RBOB Gasoline Futures	01/31/24	239	USD	21,143,039	226,681
Russell 2000 Index E-Mini Futures	03/15/24	503	USD	51,499,655	3,653,205
S&P 500 Index E-Mini Futures	03/15/24	173	USD	41,693,000	1,383,106
Silver Futures	03/26/24	63	USD	7,587,090	(108,598)
TOPIX Index Futures	03/07/24	664	JPY	15,710,240,000	(620,047)
United Kingdom Long Gilt Bond Futures	03/26/24	367	GBP	37,672,550	3,220,624
WTI Light Sweet Crude Oil Futures	07/22/24	186	USD	13,334,340	(227,093)

Net Unrealized Appreciation					$23,225,663

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Swap Agreements

OTC Total Return Swaps

Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation) (1)
Pay	0.170%	Monthly	06/20/24	BBP	Barclays Copper Excess Return Index	USD	10,169,120	$3,462	$—	$3,462
Pay	0.190%	Monthly	02/21/24	BBP	Barclays Soybeans Seasonal Excess Return Index	USD	7,533,622	(206,477)	—	(206,477)
Pay	0.190%	Monthly	02/21/24	BBP	Barclays Soymeal Seasonal Excess Return Index	USD	5,483,493	(146,557)	—	(146,557)
Pay	0.270%	Monthly	02/06/24	CIBC	CIBC Dynamic Roll LME Copper Excess Return Index	USD	21,630,375	386,474	—	386,474
Pay	0.280%	Monthly	02/21/24	CIBC	CIBC Seasonal Enhanced Cotton Index	USD	6,634,382	(80,907)	—	(80,907)
Pay	0.140%	Monthly	02/21/24	CIBC	CIBC Soymeal Commodity Index	USD	8,833,020	(404,390)	—	(404,390)
Pay	0.200%	Monthly	07/03/24	CG	Cargill Coffee Front Index	USD	4,932,304	367,288	—	367,288
Pay	0.210%	Monthly	11/01/24	CG	Cargill Live Cattle Seasonal Index	USD	602,475	20,151	—	20,151
Pay	0.240%	Monthly	02/21/24	CG	Cargill Soybean Oil Index	USD	6,582,505	(61,405)	—	(61,405)
Pay	0.200%	Monthly	02/21/24	CG	Cargill Sugar Excess Return Index	USD	11,454,063	(1,205,162)	—	(1,205,162)
Pay	0.220%	Monthly	12/02/24	CG	Cargill Wheat Chicago Seasonal Index	USD	364,121	2,568	—	2,568
Pay	0.250%	Monthly	02/06/24	JPMC	JPMorgan Contag Gas Oil Excess Return Index	USD	24,661,726	(1,108,850)	—	(1,108,850)
Pay	0.090%	Monthly	10/28/24	JPMC	JPMorgan Gold S&P Excess Return Index	USD	15,650,809	20,427	—	20,427
Pay	0.250%	Monthly	06/24/24	MLI	MLCX Natural Gas Excess Return Index	USD	2,761,556	—	—	—
Pay	0.300%	Monthly	02/08/24	MBL	Macquarie Dynamic Roll Aluminum Excess Return Index	USD	14,984,676	(31,892)	—	(31,892)
Pay	0.170%	Monthly	02/21/24	MBL	Macquarie Soymeal Excess Return Index	USD	8,595,673	(170,256)	—	(170,256)
Pay	0.120%	Monthly	02/21/24	MLI	Merrill Lynch Corn Excess Return Strategy Index	USD	1,703,846	—	—	—
Pay	0.180%	Monthly	02/21/24	MLI	Merrill Lynch Cotton Excess Return Strategy Index	USD	6,570,737	—	—	—
Pay	0.120%	Monthly	07/03/24	MLI	Merrill Lynch Gold Excess Return Index	USD	14,405,645	—	—	—
Pay	0.180%	Monthly	12/02/24	RBC	RBC Coffee Front Excess Return Index	USD	5,555,935	—	—	—
Pay	0.280%	Monthly	02/21/24	RBC	RBC Enhanced Cotton Excess Return Index	USD	8,161,099	—	—	—
Pay	0.180%	Monthly	02/21/24	RBC	RBC Enhanced Soybean Excess Return Index	USD	7,350,925	—	—	—
Pay	0.200%	Monthly	02/21/24	RBC	RBC Enhanced Sugar Excess Return Index	USD	5,640,169	—	—	—
Pay	0.300%	Monthly	07/08/24	MSCS	S&P GSCI Aluminum Dynamic Roll Index	USD	16,054,451	687,316	—	687,316
Pay	0.250%	Monthly	02/21/24	GSI	S&P GSCI Soybean Oil Excess Return Index	USD	7,553,613	(266,614)	—	(266,614)
Pay	0.140%	Monthly	02/21/24	GSI	S&P GSCI Soybeans Excess Return Strategy Index	USD	6,031,893	(167,493)	—	(167,493)

Totals								$(2,362,317)	$—	$(2,362,317)

(1)	There were no upfront premiums paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

Cash in the amount of $1,440,000 has been received at the custodian bank and held in a segregated account as collateral for OTC swap contracts.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank PLC
(CG)—	Cargill, Inc.
(CIBC)—	Canadian Imperial Bank of Commerce
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank NA
(MBL)—	Macquarie Bank, Ltd.
(MLI)—	Merrill Lynch International
(MSCS)—	Morgan Stanley Capital Services LLC
(RBC)—	Royal Bank of Canada

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviations

(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate
(USTBMM)—	U.S. Treasury Bill Money Market Yield

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$60,064,196	$—	$60,064,196
Total Corporate Bonds & Notes*	—	22,857,750	—	22,857,750
Total Municipals*	—	9,700,000	—	9,700,000
Short-Term Investments
Certificate of Deposit	—	115,572,294	—	115,572,294
Commercial Paper	—	586,471,289	—	586,471,289
Mutual Funds	262,523,274	—	—	262,523,274
U.S. Treasury	—	24,218,140	—	24,218,140
Total Short-Term Investments	262,523,274	726,261,723	—	988,784,997
Total Investments	$262,523,274	$818,883,669	$—	$1,081,406,943

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$27,547,579	$—	$—	$27,547,579
Futures Contracts (Unrealized Depreciation)	(4,321,916)	—	—	(4,321,916)
Total Futures Contracts	$23,225,663	$—	$—	$23,225,663
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$1,487,686	$—	$1,487,686
OTC Swap Contracts at Value (Liabilities)	—	(3,850,003)	—	(3,850,003)
Total OTC Swap Contracts	$—	$(2,362,317)	$—	$(2,362,317)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a)	$818,883,669
Affiliated investments at value (b)	262,523,274
Cash collateral (c)	46,590,000
OTC swap contracts at market value	1,487,686
Receivable for:
Fund shares sold	57,065
Interest	1,921,627
Dividends on affiliated investments	987,221
Variation margin on futures contracts	1,922,864
Prepaid expenses	4,254

Total Assets	1,134,377,660
Liabilities
Due to custodian	8,332,863
OTC swap contracts at market value	3,850,003
Payables for:
OTC swap contracts	1,499,124
Fund shares redeemed	288,464
Interest on OTC swap contracts	25,284
Accrued Expenses:
Management fees	595,422
Distribution and service fees	236,004
Deferred trustees’ fees	159,966
Other expenses	162,194

Total Liabilities	15,149,324

Net Assets	$1,119,228,336

Net Assets Consist of:
Paid in surplus	$1,215,890,634
Distributable earnings (Accumulated losses)	(96,662,298)

Net Assets	$1,119,228,336

Net Assets
Class B	$1,119,228,336
Capital Shares Outstanding*
Class B	138,298,600
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$8.09

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $818,924,353.
(b)	Identified cost of affiliated investments was $262,523,274.
(c)	Includes collateral of $44,490,000 for futures contracts and $2,100,000 for OTC swap contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends from affiliated investments	$12,819,279
Interest	46,501,117

Total investment income	59,320,396
Expenses
Management fees	7,420,283
Administration fees	90,562
Custodian and accounting fees	142,659
Distribution and service fees—Class B	2,883,451
Audit and tax services	103,584
Legal	57,155
Trustees’ fees and expenses	46,220
Shareholder reporting	40,154
Insurance	11,136
Miscellaneous	27,973

Total expenses	10,823,177
Less management fee waiver	(168,171)

Net expenses	10,655,006

Net Investment Income	48,665,390

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	1,851,034
Futures contracts	(16,216,960)
Swap contracts	(12,015,702)
Foreign currency transactions	(3,600)

Net realized gain (loss)	(26,385,228)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,078,835)
Futures contracts	56,282,280
Swap contracts	(3,542,479)
Foreign currency transactions	(198,079)

Net change in unrealized appreciation (depreciation)	49,462,887

Net realized and unrealized gain (loss)	23,077,659

Net Increase (Decrease) in Net Assets From Operations	$71,743,049

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$48,665,390	$7,914,400
Net realized gain (loss)	(26,385,228)	(120,175,529)
Net change in unrealized appreciation (depreciation)	49,462,887	(57,416,619)

Increase (decrease) in net assets from operations	71,743,049	(169,677,748)

From Distributions to Shareholders
Class B	(38,243,418)	(154,290,949)

Total distributions	(38,243,418)	(154,290,949)

Increase (decrease) in net assets from capital share transactions	(96,096,954)	107,735,831

Total increase (decrease) in net assets	(62,597,323)	(216,232,866)

Net Assets
Beginning of period	1,181,825,659	1,398,058,525

End of period	$1,119,228,336	$1,181,825,659

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class B
Sales	3,632,512	$28,829,041	10,829,237	$96,901,731
Reinvestments	4,921,933	38,243,418	18,815,969	154,290,949
Redemptions	(20,584,071)	(163,169,413)	(15,968,979)	(143,456,849)

Net increase (decrease)	(12,029,626)	$(96,096,954)	13,676,227	$107,735,831

Increase (decrease) derived from capital shares transactions		$(96,096,954)		$107,735,831

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$7.86	$10.23	$9.91	$10.11	$8.77

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.34	0.06	(0.08)	(0.02)	0.13
Net realized and unrealized gain (loss)	0.16	(1.28)	1.03	0.87	1.21

Total income (loss) from investment operations	0.50	(1.22)	0.95	0.85	1.34

Less Distributions
Distributions from net investment income	(0.27)	(0.59)	(0.32)	(0.53)	0.00
Distributions from net realized capital gains	0.00	(0.56)	(0.31)	(0.52)	0.00

Total distributions	(0.27)	(1.15)	(0.63)	(1.05)	0.00

Net Asset Value, End of Period	$8.09	$7.86	$10.23	$9.91	$10.11

Total Return (%) (b)	6.44	(12.41)	9.69	10.14	15.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	0.92	0.92	0.93	0.92
Net ratio of expenses to average net assets (%) (c) (d)	0.92	0.90	0.90	0.90	0.89
Ratio of net investment income (loss) to average net assets (%)	4.22	0.62	(0.80)	(0.22)	1.40
Portfolio turnover rate (%)	23	132	57	147	44
Net assets, end of period (in millions)	$1,119.2	$1,181.8	$1,398.1	$1,403.2	$1,445.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2023 through 2019 (see Note 7of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Balanced-Risk Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Invesco Balanced-Risk Allocation Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the Invesco Balanced-Risk Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

Under Treasury regulations, subpart F income, if any, realized by a wholly-owned non-U.S. subsidiary (such as the Subsidiary) of the Portfolio and included in the Portfolio’s annual income for U.S. federal income purposes, will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives. The Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2023, the Portfolio held $250,469,571 in the Subsidiary, representing 22.1% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

BHFTI-12

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in unregistered open-end management investment companies are reported at NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy provided the NAV is observable, calculated daily and are the value at which both purchases and sales will be conducted.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTI-13

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2023, the Portfolio had a payment of $8,332,863 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value and such inputs would be considered Level 2 in the fair value hierarchy at December 31, 2023. The Portfolio’s average overdraft advances during the year ended December 31, 2023 were not significant.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, interest rate futures and commodity futures were used for investment exposure purposes.

Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on

BHFTI-14

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by factors such as changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked-to-market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

BHFTI-15

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$17,653,318
Equity	Unrealized appreciation on futures contracts (a) (b)	9,667,580	Unrealized depreciation on futures contracts (a) (b)	$1,035,879
Commodity	OTC swap contracts at market value (c)	1,487,686	OTC swap contracts at market value (c)	3,850,003
	Unrealized appreciation on futures contracts (a) (b)	226,681	Unrealized depreciation on futures contracts (a) (b)	3,286,037

Total		$29,035,265		$8,171,919

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest payable of $25,284.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank PLC	$3,462	$(3,462)	$—	$—
Canadian Imperial Bank of Commerce	386,474	(386,474)	—	—
Cargill, Inc.	390,007	(390,007)	—	—
JPMorgan Chase Bank NA	20,427	(20,427)	—	—
Morgan Stanley Capital Services LLC	687,316	—	(687,316)	—

	$1,487,686	$(800,370)	$(687,316)	$—

BHFTI-16

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank PLC	$353,034	$(3,462)	$—	$349,572
Canadian Imperial Bank of Commerce	485,297	(386,474)	—	98,823
Cargill, Inc.	1,266,567	(390,007)	(780,000)	96,560
Goldman Sachs International	434,107	—	(260,000)	174,107
JPMorgan Chase Bank NA	1,108,850	(20,427)	(260,000)	828,423
Macquarie Bank, Ltd.	202,148	—	—	202,148

	$3,850,003	$(800,370)	$(1,300,000)	$1,749,633

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Total
Futures contracts	$(37,594,878)	$25,506,721	$(4,128,803)	$(16,216,960)
Swap contracts	—	—	(12,015,702)	(12,015,702)

	$(37,594,878)	$25,506,721	$(16,144,505)	$(28,232,662)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Total
Futures contracts	$46,382,883	$18,837,089	$(8,937,692)	$56,282,280
Swap contracts	—	—	(3,542,479)	(3,542,479)

	$46,382,883	$18,837,089	$(12,480,171)	$52,739,801

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$1,159,593,795
Swap contracts	217,386,631

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by factors including changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs, insufficient storage capacity, war and international economic, political and regulatory developments. Certain commodities (and related derivatives) are susceptible to negative prices due to factors such as supply surpluses caused by global events. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.

BHFTI-17

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: LIBOR was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The full impact of the transition on the Portfolio, the financial instruments in which the Portfolio invests and financial markets more generally cannot yet be fully determined.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-18

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$22,850,000	$0	$51,203,369

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$7,420,283	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser has agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it receives as a result of any investment by the Portfolio in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser has agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. $78,012 was waived for the year ended December 31, 2023 and is reflected in the total amount shown as a management fee waiver in the Consolidated Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. The Adviser has agreed to reduce its advisory fee to reflect a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to this voluntary subadvisory fee waiver. $90,159 was waived in the aggregate for the year ended December 31, 2023 and is reflected in the total amount shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Consolidated Statement of Operations.

BHFTI-19

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2023 is as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Ending Value as of December 31, 2023
Invesco U.S. Dollar Liquidity Portfolio, Agency Class	$—	$882,336,487	$(697,360,766)	$184,975,721
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class	110,716,720	14,825,596	(125,542,316)	—
STIT-Government & Agency Portfolio, Institutional Class	37,195,804	407,015,708	(397,221,095)	46,990,417
STIT-Treasury Portfolio, Institutional Class	24,027,394	271,343,806	(264,814,064)	30,557,136

	$171,939,918	$1,575,521,597	$(1,484,938,241)	$262,523,274

Security Description	Income earned from affiliates during the period	Number of shares held December 31, 2023
Invesco U.S. Dollar Liquidity Portfolio, Agency Class	$9,246,202	184,975,721
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class	363,080	—
STIT-Government & Agency Portfolio, Institutional Class	1,935,016	46,990,417
STIT-Treasury Portfolio, Institutional Class	1,274,981	30,557,136

	$12,819,279

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$1,081,447,620

Gross unrealized appreciation	6,902,050
Gross unrealized (depreciation)	(3,235,407)

Net unrealized appreciation (depreciation)	$3,666,643

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$38,243,418	$124,126,897	$—	$30,164,052	$38,243,418	$154,290,949

BHFTI-20

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$15,846,725	$—	$3,556,272	$(115,905,327)	$(96,502,330)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had accumulated short-term capital losses of $31,657,101 and accumulated long-term capital losses of $84,248,226.

During the year ended December 31, 2023 the Portfolio utilized accumulated short-term of $33,013,123 and accumulated long-term capital losses of $14,943,304.

11. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-21

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Invesco Balanced-Risk Allocation Portfolio and Subsidiary:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Invesco Balanced-Risk Allocation Portfolio and Subsidiary (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-24

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-25

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-26

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Invesco Balanced-Risk Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2023. The Board also considered that the Portfolio underperformed the average of its Morningstar Category for the one-and five-year periods ended June 30, 2023 and outperformed the average of its Morningstar Category for the three-year period ended June 30, 2023. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index for the one-year period ended October 31, 2023 and outperformed its benchmark for the three-and five-year periods ended October 31, 2023. The Board also considered that the Portfolio underperformed its blended benchmark for the one-, three-, and five-year periods ended October 31, 2023. The Board took

BHFTI-27

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-28

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A and B shares of the Invesco Comstock Portfolio returned 12.52% and 12.21%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index¹, returned 11.46%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February sell-off, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the U.S. Federal Reserve’s (the “Fed”) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper recession. In March, the failure of two U.S. regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets. With instability in the banking sector, the Fed raised the federal funds rate by another 0.25% in both February and March. The Fed’s swift actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil. The U.S. economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indices posting gains for the quarter and some big Information Technology (“IT”) companies providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates.

Equity markets declined in the third quarter and into October 2023 as a resilient U.S. economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (“CPI”) rose by 0.20% in July. Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected but at the same time the third quarter year-over-year Gross Domestic Product (“GDP”) estimate was 4.90%, far above expectations. Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings. U.S. equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the twelve month headline CPI inflation rate fell significantly below the 2022 peak. The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024, which prompted a strong equity rally into year-end. Despite higher rates and increased market volatility, U.S. stocks for the fiscal year had positive returns of 26.29%, as measured by the S&P 500 Index.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Stock selection within Industrials, Communication Services, Healthcare, and Consumer Discretionary benefited relative returns over the past year. A material underweight in Utilities also boosted relative returns. In Industrials, General Electric (“GE”), FedEx, Eaton Corp. and Caterpillar were top contributors on an absolute and relative basis. For FedEx, during the first quarter, the Ground division reported one of the best quarters in history. Within IT, Microsoft was a top performer, followed by semiconductor stocks, NXP Semiconductors, Qualcomm and Intel. In Communication Services, Meta Platforms and Alphabet were the top performers. In Healthcare, being materially underweight to pharma, biotech & life sciences stocks and not owning Pfizer helped given the massive underperformance in 2023.

Stock selection within Financials, Energy and Consumer Staples detracted from relative returns. In Financials, having a material underweight to financial services stocks was the largest detractor, followed by an overweight to Citizens Financial Group, a regional bank. Regional banks generally underperformed due to the regional bank failures in the first quarter. In Energy, Chevron, Marathon Oil and Devon Energy were the largest detractors. However, Energy stocks recovered losses in the second half of 2023 due to tighter supply from the Organization of the Petroleum Exporting Countries sustaining cuts. Consumer Staples holdings like Kimberly-Clark, Kraft Heinz and Philip Morris generally underperformed due to margin compression from higher input costs due to inflation.

The Portfolio utilized currency-forward contracts during the fiscal year to hedge currency exposure of non-U.S.-based companies held in the Portfolio. Derivatives were used solely for the purpose of hedging foreign currency exposure back to the U.S. dollar. The use of currency-forward contracts had a negligible impact on the Portfolio’s relative performance.

At period end, the Portfolio’s notable overweight exposures are in IT, Communication Services, and to a lesser extent, Energy and Consumer Staples. The Portfolio is mostly underweight Real Estate, Utilities, Materials, Industrials and Financials.

BHFTI-1

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary—(Continued)

We believe that investors are focusing on the Fed’s response to inflation, hoping for rate cuts in 2024. In our view, geopolitical risks from the Russia/Ukraine and Israel/Hamas wars are also major concerns, particularly if these wars spread to other countries in Eastern Europe and the Middle East. Given these factors, we believe stocks are likely to see continued volatility for the foreseeable future. In our view, market volatility may create opportunities for patient, disciplined long-term investors.

Kevin C. Holt

Devin E. Armstrong

James Warwick

Portfolio Managers

Invesco Adviser, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Invesco Comstock Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Invesco Comstock Portfolio
Class A	12.52	13.61	9.13
Class B	12.21	13.33	8.86
Russell 1000 Value Index	11.46	10.91	8.40

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
Wells Fargo & Co.	2.8
Meta Platforms, Inc. - Class A	2.7
Microsoft Corp.	2.5
Bank of America Corp.	2.5
Philip Morris International, Inc.	2.5
American International Group, Inc.	2.2
Chevron Corp.	2.2
Elevance Health, Inc.	2.1
State Street Corp.	1.9
Suncor Energy, Inc.	1.9

Top Sectors

% of Net Assets
Financials	19.5
Health Care	15.6
Information Technology	13.5
Industrials	11.7
Energy	9.7
Consumer Staples	9.4
Communication Services	8.5
Consumer Discretionary	5.3
Materials	3.0
Utilities	1.3

BHFTI-3

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Comstock Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.56%	$1,000.00	$1,079.70	$2.94
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

Class B (a)	Actual	0.81%	$1,000.00	$1,078.60	$4.24
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—97.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.0%
Textron, Inc.	247,970	$19,941,747

Air Freight & Logistics—1.7%
FedEx Corp.	131,959	33,381,668

Automobiles—1.5%
General Motors Co.	800,511	28,754,355

Banks—12.5%
Bank of America Corp.	1,414,871	47,638,706
Citigroup, Inc.	477,761	24,576,026
Citizens Financial Group, Inc.	607,606	20,136,063
Fifth Third Bancorp	721,967	24,900,642
Huntington Bancshares, Inc.	1,763,142	22,427,166
JPMorgan Chase & Co. (a)	167,532	28,497,193
M&T Bank Corp.	128,313	17,589,146
Wells Fargo & Co.	1,074,881	52,905,643

		238,670,585

Beverages—2.1%
Coca-Cola Co.	282,001	16,618,319
Keurig Dr Pepper, Inc.	698,336	23,268,556

		39,886,875

Biotechnology—0.3%
AbbVie, Inc.	34,533	5,351,579

Broadline Retail—0.8%
eBay, Inc. (a)	368,813	16,087,623

Building Products—1.8%
Johnson Controls International PLC	581,825	33,536,393

Capital Markets—3.8%
Goldman Sachs Group, Inc.	70,006	27,006,215
Morgan Stanley	96,462	8,995,082
State Street Corp.	479,501	37,142,147

		73,143,444

Chemicals—1.6%
CF Industries Holdings, Inc.	235,047	18,686,236
Corteva, Inc.	264,604	12,679,824

		31,366,060

Communications Equipment—3.2%
Cisco Systems, Inc.	682,090	34,459,187
F5, Inc. (b)	146,938	26,298,963

		60,758,150

Consumer Staples Distribution & Retail—1.3%
Sysco Corp.	328,123	23,995,635

Containers & Packaging—1.4%
International Paper Co.	732,699	26,487,069

Electrical Equipment—3.0%
Eaton Corp. PLC	117,850	28,380,637
Emerson Electric Co.	295,165	28,728,410

		57,109,047

Entertainment—1.3%
Walt Disney Co.	184,980	16,701,844
Warner Bros Discovery, Inc. (b)	739,740	8,418,241

		25,120,085

Food Products—1.5%
Kraft Heinz Co.	575,026	21,264,461
Tyson Foods, Inc. - Class A	123,449	6,635,384

		27,899,845

Health Care Equipment & Supplies—2.9%
Baxter International, Inc.	285,632	11,042,533
Becton Dickinson & Co.	66,756	16,277,116
Dentsply Sirona, Inc. (a)	246,699	8,780,017
Medtronic PLC	234,682	19,333,103

		55,432,769

Health Care Providers & Services—6.8%
CVS Health Corp.	425,762	33,618,168
Elevance Health, Inc.	86,102	40,602,259
Henry Schein, Inc. (a) (b)	267,199	20,229,636
Humana, Inc.	33,151	15,176,859
Universal Health Services, Inc. - Class B	128,807	19,635,339

		129,262,261

Hotels, Restaurants & Leisure—2.4%
Booking Holdings, Inc. (b)	1,720	6,101,218
Las Vegas Sands Corp.	485,773	23,904,889
Starbucks Corp.	166,568	15,992,194

		45,998,301

Household Products—1.3%
Kimberly-Clark Corp.	204,518	24,850,982

Industrial Conglomerates—1.2%
General Electric Co.	177,370	22,637,733

Insurance—3.1%
Allstate Corp. (a)	129,469	18,123,071
American International Group, Inc.	617,547	41,838,809

		59,961,880

Interactive Media & Services—4.4%
Alphabet, Inc. - Class A (b)	229,118	32,005,494
Meta Platforms, Inc. - Class A (b)	144,621	51,190,049

		83,195,543

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—2.5%
Cognizant Technology Solutions Corp. - Class A	360,350	$27,217,236
DXC Technology Co. (a) (b)	865,491	19,793,779

		47,011,015

Machinery—2.9%
Caterpillar, Inc.	98,727	29,190,612
Westinghouse Air Brake Technologies Corp.	211,032	26,779,961

		55,970,573

Media—1.9%
Charter Communications, Inc. - Class A (a) (b)	38,060	14,793,161
Comcast Corp. - Class A	487,854	21,392,398

		36,185,559

Multi-Utilities—1.3%
Dominion Energy, Inc.	519,272	24,405,784

Oil, Gas & Consumable Fuels—9.6%
Cheniere Energy, Inc.	83,934	14,328,373
Chevron Corp.	275,184	41,046,445
ConocoPhillips	164,967	19,147,720
Exxon Mobil Corp. (a)	205,599	20,555,788
Hess Corp.	119,067	17,164,699
Marathon Oil Corp. (a)	698,710	16,880,833
Pioneer Natural Resources Co.	52,598	11,828,238
Shell PLC (ADR) (a)	113,662	7,478,960
Suncor Energy, Inc.	1,106,569	35,454,471

		183,885,527

Personal Care Products—0.8%
Haleon PLC	3,613,131	14,792,777

Pharmaceuticals—5.6%
Bristol-Myers Squibb Co.	311,917	16,004,461
Johnson & Johnson	176,548	27,672,134
Merck & Co., Inc.	285,714	31,148,540
Sanofi SA (ADR)	651,547	32,401,432

		107,226,567

Semiconductors & Semiconductor Equipment—5.4%
Intel Corp. (a)	660,809	33,205,652
NXP Semiconductors NV	149,199	34,268,026
QUALCOMM, Inc.	242,414	35,060,337

		102,534,015

Software—2.5%
Microsoft Corp.	127,090	47,790,924

Specialized REITs—0.4%
SBA Communications Corp. (a)	28,211	7,156,849

Textiles, Apparel & Luxury Goods—0.6%
Ralph Lauren Corp. (a)	73,127	$10,544,913

Tobacco—2.5%
Philip Morris International, Inc.	498,382	46,887,779

Wireless Telecommunication Services—1.0%
T-Mobile U.S., Inc.	114,418	18,344,638

Total Common Stocks (Cost $1,414,666,403)		1,865,566,549

Short-Term Investment—2.1%

Repurchase Agreement—2.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $39,701,090; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $40,483,960.	39,690,065	39,690,065

Total Short-Term Investments (Cost $39,690,065)		39,690,065

Securities Lending Reinvestments (c)—0.6%

Repurchase Agreements—0.5%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $2,001,211; collateralized by various Common Stock with an aggregate market value of $2,227,592.	2,000,000	2,000,000
Barclays Bank PLC Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $1,500,888; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $1,530,839.	1,500,000	1,500,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $2,570,117; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $2,619,976.	2,568,604	2,568,604
ING Financial Markets LLC Repurchase Agreement dated 12/29/23 at 5.320%, due on 01/02/24 with a maturity value of $2,570,122; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.352%, maturity dates ranging from 01/15/24 - 11/15/53, and an aggregate market value of $2,619,976.	2,568,604	2,568,604

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $1,400,829; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $1,428,000.	1,400,000	$1,400,000

		10,037,208

Mutual Funds—0.1%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (d)	1,638,264	1,638,264

Total Securities Lending Reinvestments (Cost $11,675,472)		11,675,472

Total Investments—100.6% (Cost $1,466,031,940)		1,916,932,086
Other assets and liabilities (net)—(0.6)%		(10,552,291)

Net Assets—100.0%		$1,906,379,795

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $93,650,417 and the collateral received consisted of cash in the amount of $11,675,472 and non-cash collateral with a value of $86,070,198. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	572,284	RBC	01/19/24	USD	431,782	$221
EUR	296,192	RBC	01/19/24	USD	326,217	968

Contracts to Deliver
CAD	23,217,971	DBAG	01/19/24	USD	17,350,525	(176,166)
CAD	817,493	RBC	01/19/24	USD	612,916	(4,189)
EUR	14,433,936	CIBC	01/19/24	USD	15,790,069	(154,206)
EUR	368,962	RBC	01/19/24	USD	404,392	(3,177)
GBP	8,734,333	RBC	01/19/24	USD	11,043,682	(90,506)

Net Unrealized Depreciation						$(427,055)

Glossary of Abbreviations

Counterparties

(CIBC)—	Canadian Imperial Bank of Commerce
(DBAG)—	Deutsche Bank AG
(RBC)—	Royal Bank of Canada

Currencies

(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(USD)—	United States Dollar

Other Abbreviations

(REIT)—	Real Estate Investment Trust
(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$19,941,747	$—	$—	$19,941,747
Air Freight & Logistics	33,381,668	—	—	33,381,668
Automobiles	28,754,355	—	—	28,754,355
Banks	238,670,585	—	—	238,670,585
Beverages	39,886,875	—	—	39,886,875
Biotechnology	5,351,579	—	—	5,351,579
Broadline Retail	16,087,623	—	—	16,087,623
Building Products	33,536,393	—	—	33,536,393
Capital Markets	73,143,444	—	—	73,143,444
Chemicals	31,366,060	—	—	31,366,060
Communications Equipment	60,758,150	—	—	60,758,150
Consumer Staples Distribution & Retail	23,995,635	—	—	23,995,635
Containers & Packaging	26,487,069	—	—	26,487,069
Electrical Equipment	57,109,047	—	—	57,109,047
Entertainment	25,120,085	—	—	25,120,085
Food Products	27,899,845	—	—	27,899,845
Health Care Equipment & Supplies	55,432,769	—	—	55,432,769
Health Care Providers & Services	129,262,261	—	—	129,262,261
Hotels, Restaurants & Leisure	45,998,301	—	—	45,998,301
Household Products	24,850,982	—	—	24,850,982
Industrial Conglomerates	22,637,733	—	—	22,637,733
Insurance	59,961,880	—	—	59,961,880
Interactive Media & Services	83,195,543	—	—	83,195,543
IT Services	47,011,015	—	—	47,011,015
Machinery	55,970,573	—	—	55,970,573
Media	36,185,559	—	—	36,185,559
Multi-Utilities	24,405,784	—	—	24,405,784
Oil, Gas & Consumable Fuels	183,885,527	—	—	183,885,527
Personal Care Products	—	14,792,777	—	14,792,777
Pharmaceuticals	107,226,567	—	—	107,226,567
Semiconductors & Semiconductor Equipment	102,534,015	—	—	102,534,015
Software	47,790,924	—	—	47,790,924
Specialized REITs	7,156,849	—	—	7,156,849
Textiles, Apparel & Luxury Goods	10,544,913	—	—	10,544,913
Tobacco	46,887,779	—	—	46,887,779
Wireless Telecommunication Services	18,344,638	—	—	18,344,638
Total Common Stocks	1,850,773,772	14,792,777	—	1,865,566,549
Total Short-Term Investment*	—	39,690,065	—	39,690,065

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Securities Lending Reinvestments
Repurchase Agreements	$—	$10,037,208	$—	$10,037,208
Mutual Funds	1,638,264	—	—	1,638,264
Total Securities Lending Reinvestments	1,638,264	10,037,208	—	11,675,472
Total Investments	$1,852,412,036	$64,520,050	$—	$1,916,932,086

Collateral for Securities Loaned (Liability)	$—	$(11,675,472)	$—	$(11,675,472)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,189	$—	$1,189
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(428,244)	—	(428,244)
Total Forward Contracts	$—	$(427,055)	$—	$(427,055)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$1,916,932,086
Cash denominated in foreign currencies (c)	596
Unrealized appreciation on forward foreign currency exchange contracts	1,189
Receivable for:
Fund shares sold	93,316
Dividends and interest	3,320,590
Prepaid expenses	6,667

Total Assets	1,920,354,444
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	428,244
Collateral for securities loaned	11,675,472
Payables for:
Fund shares redeemed	518,072
Accrued Expenses:
Management fees	853,033
Distribution and service fees	179,205
Deferred trustees’ fees	180,032
Other expenses	140,591

Total Liabilities	13,974,649

Net Assets	$1,906,379,795

Net Assets Consist of:
Paid in surplus	$1,266,317,743
Distributable earnings (Accumulated losses)	640,062,052

Net Assets	$1,906,379,795

Net Assets
Class A	$1,047,210,811
Class B	859,168,984
Capital Shares Outstanding*
Class A	82,214,267
Class B	68,048,826
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.74
Class B	12.63

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,466,031,940.
(b)	Includes securities loaned at value of $93,650,417.
(c)	Identified cost of cash denominated in foreign currencies was $587.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$45,369,084
Interest	990,449
Securities lending income	96,174

Total investment income	46,455,707
Expenses
Management fees	10,780,889
Administration fees	85,414
Custodian and accounting fees	113,451
Distribution and service fees—Class B	2,107,772
Audit and tax services	53,346
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	63,040
Insurance	17,646
Miscellaneous	28,448

Total expenses	13,342,809
Less management fee waiver	(707,321)
Less broker commission recapture	(18,571)

Net expenses	12,616,917

Net Investment Income	33,838,790

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	173,184,108
Foreign currency transactions	6,859
Forward foreign currency transactions	(448,807)

Net realized gain (loss)	172,742,160

Net change in unrealized appreciation (depreciation) on:
Investments	12,788,607
Foreign currency transactions	(16)
Forward foreign currency transactions	(224,428)

Net change in unrealized appreciation (depreciation)	12,564,163

Net realized and unrealized gain (loss)	185,306,323

Net Increase (Decrease) in Net Assets From Operations	$219,145,113

(a)	Net of foreign withholding taxes of $727,025.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$33,838,790	$36,783,662
Net realized gain (loss)	172,742,160	331,912,921
Net change in unrealized appreciation (depreciation)	12,564,163	(351,449,332)

Increase (decrease) in net assets from operations	219,145,113	17,247,251

From Distributions to Shareholders
Class A	(202,683,433)	(183,503,409)
Class B	(164,955,753)	(147,249,242)

Total distributions	(367,639,186)	(330,752,651)

Increase (decrease) in net assets from capital share transactions	160,689,534	(194,708,539)

Total increase (decrease) in net assets	12,195,461	(508,213,939)

Net Assets
Beginning of period	1,894,184,334	2,402,398,273

End of period	$1,906,379,795	$1,894,184,334

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	484,919	$6,209,216	53,348	$780,962
Reinvestments	17,502,887	202,683,433	13,818,028	183,503,409
Redemptions	(9,010,395)	(113,138,042)	(23,075,705)	(364,873,846)

Net increase (decrease)	8,977,411	$95,754,607	(9,204,329)	$(180,589,475)

Class B
Sales	2,315,819	$30,049,226	4,085,530	$61,982,369
Reinvestments	14,356,462	164,955,753	11,155,246	147,249,242
Redemptions	(10,251,539)	(130,070,052)	(14,634,353)	(223,350,675)

Net increase (decrease)	6,420,742	$64,934,927	606,423	$(14,119,064)

Increase (decrease) derived from capital shares transactions		$160,689,534		$(194,708,539)

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$14.09	$16.79	$12.84	$14.18	$13.26

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.25	0.28	0.26	0.27	0.31
Net realized and unrealized gain (loss)	1.23	(0.30)	4.02	(0.55)	2.77

Total income (loss) from investment operations	1.48	(0.02)	4.28	(0.28)	3.08

Less Distributions
Distributions from net investment income	(0.32)	(0.35)	(0.33)	(0.30)	(0.36)
Distributions from net realized capital gains	(2.51)	(2.33)	0.00	(0.76)	(1.80)

Total distributions	(2.83)	(2.68)	(0.33)	(1.06)	(2.16)

Net Asset Value, End of Period	$12.74	$14.09	$16.79	$12.84	$14.18

Total Return (%) (b)	12.52	0.88	33.47	(0.27)	25.26

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	0.59	0.59	0.60	0.59
Net ratio of expenses to average net assets (%) (c) (d)	0.57	0.57	0.56	0.57	0.56
Ratio of net investment income (loss) to average net assets (%)	1.93	1.87	1.71	2.41	2.28
Portfolio turnover rate (%)	18	20	15	39	23
Net assets, end of period (in millions)	$1,047.2	$1,032.1	$1,384.6	$1,456.1	$1,458.6

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$13.99	$16.68	$12.76	$14.09	$13.18

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.25	0.22	0.24	0.28
Net realized and unrealized gain (loss)	1.22	(0.30)	4.00	(0.55)	2.75

Total income (loss) from investment operations	1.43	(0.05)	4.22	(0.31)	3.03

Less Distributions
Distributions from net investment income	(0.28)	(0.31)	(0.30)	(0.26)	(0.32)
Distributions from net realized capital gains	(2.51)	(2.33)	0.00	(0.76)	(1.80)

Total distributions	(2.79)	(2.64)	(0.30)	(1.02)	(2.12)

Net Asset Value, End of Period	$12.63	$13.99	$16.68	$12.76	$14.09

Total Return (%) (b)	12.21	0.64	33.18	(0.51)	24.95

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.84	0.84	0.85	0.84
Net ratio of expenses to average net assets (%) (c) (d)	0.82	0.82	0.81	0.82	0.81
Ratio of net investment income (loss) to average net assets (%)	1.68	1.64	1.47	2.16	2.03
Portfolio turnover rate (%)	18	20	15	39	23
Net assets, end of period (in millions)	$859.2	$862.0	$1,017.8	$935.3	$958.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2023 , 2022, 2021, 2020 and 2019, respectively (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Comstock Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-13

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

BHFTI-14

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $39,690,065. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $10,037,208. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTI-15

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$1,189	Unrealized depreciation on forward foreign currency exchange contracts	$428,244

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Royal Bank of Canada	$1,189	$(1,189)	$—	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Canadian Imperial Bank of Commerce	$154,206	$—	$—	$154,206
Deutsche Bank AG	176,166	—	—	176,166
Royal Bank of Canada	97,872	(1,189)	—	96,683

	$428,244	$(1,189)	$—	$427,055

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-16

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$(448,807)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(224,428)

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$57,923,760

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under

BHFTI-17

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$328,808,083	$0	$479,968,618

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$10,780,889	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.525%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $250 million
0.025%	$250 million to $500 million
0.050%	$500 million to $1 billion
0.025%	$1 billion to $2 billion
0.050%	Over $2 billion

An identical agreement was in place for the period March 1, 2023 to April 30, 2023.

For the period April 29, 2022 to February 28, 2023, the Adviser had agreed to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $2 billion
0.050%	Over $2 billion

Amounts waived for the year ended December 31, 2023 were $582,538 and are included in the total amount shown as a management fee waiver in the Statement of Operations.

BHFTI-18

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $124,783 was waived in the aggregate for the year ended December 31, 2023 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2023 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$58,939

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$1,476,285,667

Gross unrealized appreciation	493,123,329
Gross unrealized (depreciation)	(52,476,910)

Net unrealized appreciation (depreciation)	$440,646,419

BHFTI-19

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$45,931,533	$59,199,989	$321,707,653	$271,552,662	$367,639,186	$330,752,651

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$37,173,022	$162,422,640	$440,646,424	$—	$640,242,086

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-20

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Invesco Comstock Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Invesco Comstock Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-23

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-24

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-25

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Invesco Comstock Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one-, three-, and five-year periods ended October 31, 2023. The Board also noted the presence of certain management fee waivers in effect for the Portfolio. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective March 1, 2023.

BHFTI-26

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-27

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B and E shares of the Invesco Global Equity Portfolio returned 34.99%, 34.58%, and 34.73%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned 22.20%.

MARKET ENVIRONMENT / CONDITIONS

In 2023, global financial markets defied pessimistic expectations, with stocks rebounding and bonds recovering from early losses. Recession fears were replaced by confidence in U.S. policymakers achieving an economic soft landing. Many major stock indices saw double-digit gains, particularly in November and December, driven by falling inflation and hopes of a 2024 interest rate cut. Geopolitical uncertainties persisted, but Artificial Intelligence (“AI”) -related firms thrived. The “everything rally”, where asset classes spanning stocks, bonds, commodities and cryptocurrencies moved higher in November and December, contributed to the MSCI World Index rising over 20%. While the S&P 500 and Nasdaq Composite indices in the U.S. recorded significant gains, the rally was uneven, with 70% of S&P 500 stocks underperforming. European and Asian markets also experienced solid gains.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the period, the Portfolio outperformed the benchmark driven by stock selection in 10 of the 11 Global Industry Classification Standard sectors. Stock selection in the Communication Services, Real Estate and Health Care sectors added most to relative performance. A significant underweight to Consumer Staples was also beneficial. Stock selection in the Consumer Discretionary sector detracted from relative performance.

Meta Platforms (“Meta”) and Alphabet were the two greatest individual contributors to performance during the period. Meta maintained its strong network effect advantage, with its user base growing across all applications, engagement remaining resilient, and further monetization improvements in recent quarters. Meta’s Reels continued to attract more advertisers and its impact on the firm’s advertising revenue became neutral, unlike its negative effect in the past. We believe in 2023, Alphabet fired on all cylinders: advertising demand stabilized, Search and YouTube growth accelerated, Cloud growth remains resilient and the company’s focus on efficiency has been bearing fruit.

JD.com (China) and Meituan (China) were the two greatest individual detractors from performance during the period. JD.com Inc. is a major player in Chinese e-commerce, offering a wide selection of authentic products at competitive prices, with fast and reliable delivery. The shares trended lower over the course of the year, as the Chinese post-COVID-19 recovery has been underwhelming. Meituan is the largest food delivery service in China. The stock price has been down over the past year due to margin pressures and slowing growth amidst stiff competition. In addition to facing strong competition in the food delivery business, it has also been battling competition in the in-store hotel segment. We exited the position during the quarter.

As of the end of the period, the Portfolio’s largest overweight positions were in the Communication Services, Information Technology and Real Estate sectors. The Portfolio’s largest underweight positions were in the Financials, Consumer Staples and Energy sectors. From a regional perspective, the Portfolio’s largest allocation was to the United States (53.96%), followed by France (11.64%) and India (7.01%).

In our view, the market is continuing to adjust to the reality of elevated capital costs. With these increased costs impacting corporate earnings and creditworthiness, we maintain confidence in our strategy of investing in high-quality businesses with strong balance sheets, particularly those operating in segments experiencing structural growth.

For a while now, we have emphasized the shift into a new regime, in which capital carries a significant cost, distinguishing between effective and ineffective capital allocation. We believe this transition reinforces the importance of active equity investing, emphasizing the necessity of owning companies that generate positive returns on invested capital while steering clear of those that erode value over time. Our focus remains steadfast on identifying and capitalizing on their ability to profitably leverage structural growth trends in the next 5 to 10 years.

The Portfolio is focused on investing in high-quality companies with sustainable competitive advantages, that are positioned to benefit from long-term structural growth themes. We seek to own industry leaders, with global scalability, that compound economic returns over time. In our view, one of the advantages of having a strategy that has

BHFTI-1

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

been run in a consistent manner for over 54 years is that we can confidently say that we’ve been in various market environments in the past, and by remaining focused on the long-term, and maintaining a consistent philosophy and process, we have delivered strong long-term performance for our clients. Looking into the future, we are strong believers that investment themes like the cloud, automation, drug discovery, the electrification of everything, high-end luxury, travel etc. will continue to lead the global economy.

John Delano

Portfolio Manager

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed and 24 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTI-2

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Invesco Global Equity Portfolio
Class A	34.99	12.48	8.68
Class B	34.58	12.20	8.41
Class E	34.73	12.31	8.52
MSCI All Country World Index	22.20	11.72	7.93

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
Alphabet, Inc. - Class A	11.2
Meta Platforms, Inc. - Class A	7.1
DLF Ltd.	5.2
Analog Devices, Inc.	4.9
Intuit, Inc.	4.8
Airbus SE	4.6
S&P Global, Inc.	4.4
LVMH Moet Hennessy Louis Vuitton SE	4.3
Novo Nordisk AS - Class B	4.2
Adobe, Inc.	4.2

Top Countries

% of Net Assets
United States	54.3
France	11.7
India	7.0
Japan	5.5
Sweden	5.0
Denmark	4.2
Germany	3.0
China	2.7
Netherlands	1.8
Spain	1.4

BHFTI-3

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Global Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.58%	$1,000.00	$1,092.70	$3.06
	Hypothetical*	0.58%	$1,000.00	$1,022.28	$2.96

Class B (a)	Actual	0.83%	$1,000.00	$1,091.50	$4.38
	Hypothetical*	0.83%	$1,000.00	$1,021.02	$4.23

Class E (a)	Actual	0.73%	$1,000.00	$1,091.90	$3.85
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—99.9% of Net Assets

Security Description	Shares	Value

Canada—0.6%
Canadian Pacific Kansas City Ltd. (a)	86,266	$6,820,190

China—2.7%
JD.com, Inc. (ADR) (a)	826,314	23,872,212
Tencent Holdings Ltd.	147,900	5,587,774
Yum China Holdings, Inc.	17,003	721,437

		30,181,423

Denmark—4.2%
Novo Nordisk AS - Class B	465,294	48,127,608

France—11.7%
Airbus SE	342,346	52,843,946
Dassault Systemes SE	113,050	5,534,321
EssilorLuxottica SA	44,621	8,968,633
Kering SA	35,787	15,881,591
LVMH Moet Hennessy Louis Vuitton SE	60,021	48,684,549
Pernod Ricard SA	7,968	1,408,982

		133,322,022

Germany—3.0%
Allianz SE	22,822	6,095,767
SAP SE	181,883	27,978,234

		34,074,001

India—7.0%
DLF Ltd.	6,827,354	59,341,950
HDFC Bank Ltd.	275,145	5,642,473
ICICI Bank Ltd. (ADR)	639,808	15,253,023

		80,237,446

Israel—1.1%
Nice Ltd. (ADR) (a) (b)	61,168	12,203,628

Italy—1.0%
Brunello Cucinelli SpA	98,022	9,617,683
Ferrari NV	5,083	1,713,173

		11,330,856

Japan—5.5%
Hoya Corp.	43,900	5,459,804
Keyence Corp.	70,200	30,771,706
Murata Manufacturing Co. Ltd.	551,700	11,651,312
TDK Corp.	306,900	14,548,277

		62,431,099

Netherlands—1.8%
ASML Holding NV	20,602	15,554,781
BE Semiconductor Industries NV	16,255	2,449,418
Universal Music Group NV	106,719	3,047,484

		21,051,683

Spain—1.4%
Amadeus IT Group SA	219,111	15,714,651

Sweden—5.0%
Assa Abloy AB - Class B	790,394	22,770,786
Atlas Copco AB - A Shares	1,990,448	34,274,887

		57,045,673

Switzerland—0.6%
Lonza Group AG	16,481	6,933,835

United States—54.3%
Adobe, Inc. (b)	80,636	48,107,438
Alphabet, Inc. - Class A (b)	912,760	127,503,444
Amazon.com, Inc. (b)	93,036	14,135,890
Analog Devices, Inc.	280,966	55,788,609
Avantor, Inc. (b)	183,021	4,178,369
Boston Scientific Corp. (b)	70,422	4,071,096
Charles River Laboratories International, Inc. (a) (b)	17,216	4,069,862
Charter Communications, Inc. - Class A (a) (b)	14,506	5,638,192
Danaher Corp.	22,394	5,180,628
Ecolab, Inc.	21,530	4,270,475
Edwards Lifesciences Corp. (b)	35,666	2,719,532
Equifax, Inc. (a)	73,876	18,268,796
IDEXX Laboratories, Inc. (b)	9,133	5,069,272
Illumina, Inc. (b)	37,776	5,259,930
Intuit, Inc.	87,454	54,661,374
Intuitive Surgical, Inc. (b)	33,331	11,244,546
IQVIA Holdings, Inc. (b)	51,026	11,806,396
Lam Research Corp.	3,547	2,778,223
Linde PLC	8,121	3,335,376
Marriott International, Inc. - Class A	43,172	9,735,718
Marvell Technology, Inc.	306,441	18,481,457
Meta Platforms, Inc. - Class A (b)	227,937	80,680,581
Microsoft Corp.	62,020	23,322,001
Netflix, Inc. (b)	4,778	2,326,313
NVIDIA Corp.	32,345	16,017,891
Phathom Pharmaceuticals, Inc. (a) (b)	219,817	2,006,929
S&P Global, Inc.	112,609	49,606,517
Thermo Fisher Scientific, Inc.	3,010	1,597,678
Veralto Corp. (a)	7,465	614,071
Visa, Inc. - Class A (a)	100,667	26,208,653

		618,685,257

Total Common Stocks (Cost $600,303,199)		1,138,159,372

Short-Term Investment—0.6%

Repurchase Agreement—0.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $6,851,484; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $6,986,580.	6,849,581	6,849,581

Total Short-Term Investments (Cost $6,849,581)		6,849,581

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (c)—5.1%

Security Description	Principal Amount*	Value

Certificates of Deposit—0.3%
Barclays Bank PLC 5.790%, SOFR + 0.400%, 02/14/24 (d)	1,000,000	$1,000,282
Sumitomo Mitsui Banking Corp. 5.860%, SOFR + 0.460%, 01/11/24 (d)	2,000,000	2,000,246

		3,000,528

Repurchase Agreements—2.8%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $8,305,026; collateralized by various Common Stock with an aggregate market value of $9,244,505.	8,300,000	8,300,000
Barclays Bank PLC Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $1,100,651; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $1,122,615.	1,100,000	1,100,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/29/23 at 5.620%, due on 02/02/24 with a maturity value of $2,010,928; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.750%, maturity dates ranging from 01/15/30 - 08/15/32, and various Common Stock with an aggregate market value of $2,040,002.	2,000,000	2,000,000
Repurchase Agreement dated 12/29/23 at 5.870%, due on 07/01/24 with a maturity value of $2,060,331; collateralized by U.S. Treasury Obligations with rates ranging from 0.875% - 3.750%, maturity dates ranging from 05/15/28 - 02/15/32, and various Common Stock with an aggregate market value of $2,040,009.	2,000,000	2,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $10,564,509; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $10,769,458.	10,558,292	10,558,292
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $6,103,761; collateralized by various Common Stock with an aggregate market value of $6,807,685.	6,100,000	6,100,000
Societe Generale
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $90,274; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $92,230.	90,221	90,221
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $900,533; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $918,000.	900,000	900,000

Repurchase Agreements—(Continued)
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $1,000,602; collateralized by various Common Stock with an aggregate market value of $1,102,861.	1,000,000	1,000,000

		32,048,513

Time Deposit—0.2%
First Abu Dhabi Bank USA NV 5.320%, 01/02/24	2,000,000	2,000,000

Mutual Funds—1.8%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (e)	5,000,000	5,000,000
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (e)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (e)	2,000,000	2,000,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (e)	5,000,000	5,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.320% (e)	7,000,000	7,000,000

		21,000,000

Total Securities Lending Reinvestments (Cost $58,048,513)		58,049,041

Total Investments—105.6% (Cost $665,201,293)		1,203,057,994
Other assets and liabilities (net)—(5.6)%		(64,273,640)

Net Assets—100.0%		$1,138,784,354

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $68,422,065 and the collateral received consisted of cash in the amount of $58,048,513 and non-cash collateral with a value of $11,966,665. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Schedule of Investments as of December 31, 2023

Ten Largest Industries as of December 31, 2023 (Unaudited)	% of Net Assets
Interactive Media & Services	18.8
Software	15.1
Semiconductors & Semiconductor Equipment	9.8
Textiles, Apparel & Luxury Goods	6.5
Real Estate Management & Development	5.2
Electronic Equipment, Instruments & Components	5.0
Aerospace & Defense	4.6
Pharmaceuticals	4.4
Capital Markets	4.4
Life Sciences Tools & Services	3.4

Glossary of Abbreviations

Index Abbreviations

(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Canada	$6,820,190	$—	$—	$6,820,190
China	24,593,649	5,587,774	—	30,181,423
Denmark	—	48,127,608	—	48,127,608
France	—	133,322,022	—	133,322,022
Germany	—	34,074,001	—	34,074,001
India	15,253,023	64,984,423	—	80,237,446
Israel	12,203,628	—	—	12,203,628
Italy	—	11,330,856	—	11,330,856
Japan	—	62,431,099	—	62,431,099
Netherlands	—	21,051,683	—	21,051,683
Spain	—	15,714,651	—	15,714,651
Sweden	—	57,045,673	—	57,045,673
Switzerland	—	6,933,835	—	6,933,835
United States	618,685,257	—	—	618,685,257
Total Common Stocks	677,555,747	460,603,625	—	1,138,159,372
Total Short-Term Investment*	—	6,849,581	—	6,849,581
Securities Lending Reinvestments
Certificates of Deposit	—	3,000,528	—	3,000,528
Repurchase Agreements	—	32,048,513	—	32,048,513
Time Deposit	—	2,000,000	—	2,000,000
Mutual Funds	21,000,000	—	—	21,000,000
Total Securities Lending Reinvestments	21,000,000	37,049,041	—	58,049,041
Total Investments	$698,555,747	$504,502,247	$—	$1,203,057,994

Collateral for Securities Loaned (Liability)	$—	$(58,048,513)	$—	$(58,048,513)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$1,203,057,994
Cash denominated in foreign currencies (c)	502,996
Receivable for:
Fund shares sold	34,944
Dividends and interest	225,483
Prepaid expenses	4,165

Total Assets	1,203,825,582
Liabilities
Collateral for securities loaned	58,048,513
Payables for:
Fund shares redeemed	1,196,368
Foreign taxes	4,874,781
Accrued Expenses:
Management fees	497,370
Distribution and service fees	63,419
Deferred trustees’ fees	195,522
Other expenses	165,255

Total Liabilities	65,041,228

Net Assets	$1,138,784,354

Net Assets Consist of:
Paid in surplus	$503,233,824
Distributable earnings (Accumulated losses) (d)	635,550,530

Net Assets	$1,138,784,354

Net Assets
Class A	$828,587,780
Class B	296,895,206
Class E	13,301,368
Capital Shares Outstanding*
Class A	34,613,106
Class B	12,561,897
Class E	559,764
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$23.94
Class B	23.63
Class E	23.76

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $665,201,293.
(b)	Includes securities loaned at value of $68,422,065.
(c)	Identified cost of cash denominated in foreign currencies was $473,703.
(d)	Includes foreign capital gains tax of $4,874,781.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$9,470,906
Interest	87,806
Securities lending income	207,554

Total investment income	9,766,266
Expenses
Management fees	7,195,872
Administration fees	55,134
Custodian and accounting fees	203,079
Distribution and service fees—Class B	698,317
Distribution and service fees—Class E	19,324
Audit and tax services	57,676
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	63,403
Insurance	9,475
Miscellaneous	33,760

Total expenses	8,428,843
Less management fee waiver	(1,504,728)

Net expenses	6,924,115

Net Investment Income	2,842,151

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	100,533,777
Foreign currency transactions	(74,522)

Net realized gain (loss)	100,459,255

Net change in unrealized appreciation (depreciation) on:
Investments (c)	219,381,240
Foreign currency transactions	79,141

Net change in unrealized appreciation (depreciation)	219,460,381

Net realized and unrealized gain (loss)	319,919,636

Net Increase (Decrease) in Net Assets From Operations	$322,761,787

(a)	Net of foreign withholding taxes of $918,761.
(b)	Net of foreign capital gains tax of $377,052.
(c)	Includes change in foreign capital gains tax of $3,272,677.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$2,842,151	$3,539,611
Net realized gain (loss)	100,459,255	62,226,008
Net change in unrealized appreciation (depreciation)	219,460,381	(535,708,174)

Increase (decrease) in net assets from operations	322,761,787	(469,942,555)

From Distributions to Shareholders
Class A	(48,433,961)	(116,963,860)
Class B	(16,748,087)	(41,674,335)
Class E	(769,952)	(2,170,112)

Total distributions	(65,952,000)	(160,808,307)

Increase (decrease) in net assets from capital share transactions	(117,491,193)	139,864,227

Total increase (decrease) in net assets	139,318,594	(490,886,635)

Net Assets
Beginning of period	999,465,760	1,490,352,395

End of period	$1,138,784,354	$999,465,760

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	342,083	$7,455,290	1,686,025	$38,687,621
Reinvestments	2,207,564	48,433,961	6,159,234	116,963,860
Redemptions	(6,704,880)	(145,569,625)	(2,146,868)	(47,594,997)

Net increase (decrease)	(4,155,233)	$(89,680,374)	5,698,391	$108,056,484

Class B
Sales	431,064	$9,205,019	1,046,187	$23,850,338
Reinvestments	772,157	16,748,087	2,217,900	41,674,335
Redemptions	(2,413,739)	(51,471,812)	(1,484,170)	(32,847,408)

Net increase (decrease)	(1,210,518)	$(25,518,706)	1,779,917	$32,677,265

Class E
Sales	23,355	$501,203	26,860	$600,038
Reinvestments	35,335	769,952	115,003	2,170,112
Redemptions	(168,786)	(3,563,268)	(153,871)	(3,639,672)

Net increase (decrease)	(110,096)	$(2,292,113)	(12,008)	$(869,522)

Increase (decrease) derived from capital shares transactions		$(117,491,193)		$139,864,227

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021		2020	2019
Net Asset Value, Beginning of Period	$18.84	$32.65	$29.42		$23.28	$20.45

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.07	0.09	(0.00	)(b)	0.04	0.20
Net realized and unrealized gain (loss)	6.39	(10.41)	4.57		6.37	5.90

Total income (loss) from investment operations	6.46	(10.32)	4.57		6.41	6.10

Less Distributions
Distributions from net investment income	(0.08)	0.00	(0.04)		(0.21)	(0.26)
Distributions from net realized capital gains	(1.28)	(3.49)	(1.30)		(0.06)	(3.01)

Total distributions	(1.36)	(3.49)	(1.34)		(0.27)	(3.27)

Net Asset Value, End of Period	$23.94	$18.84	$32.65		$29.42	$23.28

Total Return (%) (c)	34.99	(31.70)	15.76		27.92	31.91

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	0.71	0.70		0.70	0.70
Net ratio of expenses to average net assets (%) (d) (e)	0.57	0.57	0.56		0.58	0.59
Ratio of net investment income (loss) to average net assets (%)	0.33	0.38	(0.00	)(f)	0.18	0.91
Portfolio turnover rate (%)	6	19	7		9	8
Net assets, end of period (in millions)	$828.6	$730.5	$1,079.7		$1,071.4	$970.2

	Class B
	Year Ended December 31,
	2023	2022	2021		2020	2019
Net Asset Value, Beginning of Period	$18.62	$32.39	$29.23		$23.13	$20.33

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02	0.03	(0.08)		(0.02)	0.15
Net realized and unrealized gain (loss)	6.30	(10.31)	4.54		6.33	5.85

Total income (loss) from investment operations	6.32	(10.28)	4.46		6.31	6.00

Less Distributions
Distributions from net investment income	(0.03)	0.00	0.00		(0.15)	(0.19)
Distributions from net realized capital gains	(1.28)	(3.49)	(1.30)		(0.06)	(3.01)

Total distributions	(1.31)	(3.49)	(1.30)		(0.21)	(3.20)

Net Asset Value, End of Period	$23.63	$18.62	$32.39		$29.23	$23.13

Total Return (%) (c)	34.58	(31.84)	15.47		27.58	31.57

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.96	0.95		0.95	0.95
Net ratio of expenses to average net assets (%) (d) (e)	0.82	0.82	0.81		0.83	0.84
Ratio of net investment income (loss) to average net assets (%)	0.08	0.14	(0.25)		(0.07)	0.67
Portfolio turnover rate (%)	6	19	7		9	8
Net assets, end of period (in millions)	$296.9	$256.4	$388.5		$392.1	$363.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$18.71	$32.50	$29.29	$23.18	$20.37

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04	0.05	(0.05)	0.01	0.17
Net realized and unrealized gain (loss)	6.33	(10.35)	4.56	6.34	5.87

Total income (loss) from investment operations	6.37	(10.30)	4.51	6.35	6.04

Less Distributions
Distributions from net investment income	(0.04)	0.00	0.00	(0.18)	(0.22)
Distributions from net realized capital gains	(1.28)	(3.49)	(1.30)	(0.06)	(3.01)

Total distributions	(1.32)	(3.49)	(1.30)	(0.24)	(3.23)

Net Asset Value, End of Period	$23.76	$18.71	$32.50	$29.29	$23.18

Total Return (%) (c)	34.73	(31.79)	15.61	27.69	31.71

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	0.86	0.85	0.85	0.85
Net ratio of expenses to average net assets (%) (d) (e)	0.72	0.72	0.71	0.73	0.74
Ratio of net investment income (loss) to average net assets (%)	0.18	0.23	(0.15)	0.03	0.77
Portfolio turnover rate (%)	6	19	7	9	8
Net assets, end of period (in millions)	$13.3	$12.5	$22.2	$22.1	$20.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2023, 2022, 2021, 2020 and 2019 (see Note 5 of the Notes to Financial Statements).
(f)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Global Equity Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-13

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-14

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $6,849,581. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $32,048,513. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including

BHFTI-15

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$69,840,257	$0	$245,328,628

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$7,195,872	0.700%	First $100 million
	0.680%	$100 million to $250 million
	0.670%	$250 million to $500 million
	0.660%	$500 million to $750 million
	0.650%	Over $750 million

BHFTI-16

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.110%	First $100 million
0.140%	$100 million to $250 million
0.130%	$250 million to $300 million
0.160%	$300 million to $350 million
0.140%	$350 million to $500 million
0.130%	$500 million to $600 million
0.140%	$600 million to $750 million
0.130%	Over $750 million

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 were $1,445,175 and are included in the amount shown as a management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $59,553 was waived in the aggregate for the year ended December 31, 2023 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2023 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$2,388

BHFTI-17

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$665,224,360

Gross unrealized appreciation	561,976,617
Gross unrealized (depreciation)	(24,142,983)

Net unrealized appreciation (depreciation)	$537,833,634

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$3,311,196	$691,550	$62,640,804	$160,116,757	$65,952,000	$160,808,307

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$2,347,793	$100,420,769	$532,977,492	$—	$635,746,054

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-18

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Invesco Global Equity Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Invesco Global Equity Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-21

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-22

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-23

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Invesco Global Equity Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one- and three-year periods ended June 30, 2023 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2023. The Board further considered that the Portfolio outperformed its benchmark, the MSCI All Country World Index, for the one-year period ended October 31, 2023, and underperformed its benchmark for the three- and five-year periods ended October 31, 2023. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTI-24

Brighthouse Funds Trust I

Invesco Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-25

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B and E shares of the Invesco Small Cap Growth Portfolio returned 12.33%, 11.90%, and 12.14%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned 18.66%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the U.S. Federal Reserve’s (the “Fed”) monetary policy would remain tight for the foreseeable future, raising the risk of a deeper than expected recession. In March, the failure of two U.S. regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets, sparking a bond rally, particularly at the short end of the yield curve. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March. The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.

The U.S. economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities. Most major indices posted gains and some big Information Technology names provided optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Facing persistently strong employment data, the Fed raised the federal funds rate by 0.25% at its May meeting, but left rates unchanged at its June meeting, giving investors the long-awaited “pause” in rate hikes, which sent equities broadly higher.

Equity markets declined in the third quarter and into October 2023 as a resilient U.S. economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (“CPI”) rose by 0.2% in July, and the 12-month headline inflation rate rose to 3.2% from 3% in June. Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected and the overall U.S. labor market remained tight with unemployment near historic lows. At the same time the third quarter year-over-year Gross Domestic Product (“GDP”) estimate was 4.9%, far above expectations. Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings.

U.S. equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the 12-month headline CPI inflation rate fell to 3.1% in November from 3.7% in September, significantly below the 2022 peak. The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024. Fed chairman Powell noted that “[the Fed’s] policy rate is likely at or near its peak for this tightening cycle,” which prompted a strong equity rally into year end and the yield on the 10-year U.S. Treasury to fall from nearly 5% to below 4%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the twelve months ended December 31, 2023, the Portfolio delivered a positive absolute return but underperformed the Russell 2000 Growth Index. The markets experienced three sharp rallies and two sharp downdrafts in 2023 driven by mixed macro-economic indicators suggesting the economy was slowing and inflation was cooling, however, the labor market remained strong and excess savings sustained healthy consumer spending trends. The Portfolio delivered positive relative performance during the down markets but trailed during the market rallies as interest rates inflected downward. A prominent factor driving Portfolio underperformance during the market rallies included being too defensively positioned as lower quality and less profitable businesses experienced strength relative to higher quality names. At a sector level, the leading relative detractors included stock selection in the Health Care, Consumer Discretionary, Information Technology (“IT”), Consumer Staples, and Financials sectors. The Portfolio’s ancillary cash position also detracted amid broad equity market strength. Alternatively, relative performance was assisted by stock selection in the Industrials, Energy, Materials and Real Estate sectors. An underweight allocation relative to the benchmark in the Health Care and Materials sectors also added to positive relative performance.

On an individual stock basis, the leading absolute detractor during the period was Revance Therapeutics, which is focused on the cash-pay ‘vanity cosmetics’ market in the U.S. At its investor day, Revance leadership announced a new pricing strategy to reduce the price for Daxxify in an effort to bring the price closer to parity with similar neuromodulator, Botox, despite having a longer period of efficacy. This initiative created concerns that a ‘pricing war’ may begin in the space, leading to significant multiple compression despite solid fundamentals. The stock was sold from the Portfolio during the year. Insulet struggled during the period despite delivering better than expected growth in revenue and new patient adds. The stock sold off on concerns over the potential impact of GLP-1 diabetes drugs on the sales of its insulin pumps. Insulet’s CEO also highlighted the potential for patients with diabetes to delay beginning insulin therapy, which would be a headwind to the business. Another leading absolute detractor during the period was Halozyme Therapeutics, which faced headwinds early in the period after company leadership delivered underwhelming forward guidance. A rotation into more cyclical names away from defensive Health Care names such as Halozyme also weighed on the company’s share price.

Popular quick-service chicken wing restaurant, Wingstop, was the leading contributor on an absolute basis in 2023. The company continues to generate industry leading sales and earnings-per-share

BHFTI-1

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Managed By Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

growth driven by growing adoption of their new sandwich platform, a rollout to third-party delivery platforms, and increasing digital penetration. Same-store-sales growth is also industry leading and viewed very favorably given it was driven by higher customer traffic while pricing remained fairly stable. Manhattan Associates has put together a string of impressive fundamental results, which we believe reflects its strong position in the marketplace and strength from new product rollouts. With most software companies struggling to add new customers, we believe Manhattan Associates has excelled and delivered best-in-class results. Saia rallied during the period on strong profitability results despite a difficult macroeconomic backdrop. Saia is also expanding its network footprint, which we believe bodes well for future profitability. The less-than-truckload shipping company has executed well on pricing and experienced an increase in shipments per workday and an increase in tonnage per workday implying improving shipping trends.

The labor market has remained healthy, although interest rate increases have managed to slow the economy and cool inflation. Interestingly, despite the higher interest rates and a slowing economy, consumption has remained steady. This can be attributed to the strong job market and elevated consumer savings, which have served as a buffer. Forecasting a recession in this scenario is no easy task. The labor market’s resilience and the cushion provided by excess savings are counterbalancing the negative macro-economic indicators. The market rally in the fourth quarter of 2023, albeit of low quality, supports the notion that the Fed has successfully navigated the economy to a soft landing. It also suggests that the Fed has completed its cycle of raising interest rates and may now be able to shift towards easing monetary policy. Although the market seemed to be in a position to continue its upward trajectory at the end of the period, we remained cautious. We scaled back some of our defensive positioning and introduced more cyclicality, but we are also aware of potential risks, so we seek to maintain a balanced approach to positioning. From a secular perspective, we view Artificial Intelligence as a significant technology trend with wide-ranging implications for technology investment, employment, and productivity enhancements.

At period end, relative to the Russell 2000 Growth Index, the Portfolio’s largest sector overweight allocations included Consumer Discretionary and IT. The largest sector underweight allocations included Materials, Health Care, Communication Services, and Utilities.

Juan Hartsfield

Clay Manley

Justin Sander

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Invesco Small Cap Growth Portfolio
Class A	12.33	8.90	7.66
Class B	11.90	8.64	7.39
Class E	12.14	8.77	7.50
Russell 2000 Growth Index	18.66	9.22	7.16

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
Natera, Inc.	1.6
Guidewire Software, Inc.	1.4
Altair Engineering, Inc. - Class A	1.4
Saia, Inc.	1.3
Repligen Corp.	1.3
AZEK Co., Inc.	1.3
Wingstop, Inc.	1.2
EastGroup Properties, Inc.	1.2
CyberArk Software Ltd.	1.2
TMX Group Ltd.	1.2

Top Sectors

% of Net Assets
Information Technology	24.2
Industrials	22.0
Health Care	18.4
Consumer Discretionary	11.9
Financials	6.5
Consumer Staples	4.2
Energy	4.0
Materials	2.8
Real Estate	2.0
Communication Services	0.6

BHFTI-3

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.81%	$1,000.00	$1,022.40	$4.13
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

Class B (a)	Actual	1.06%	$1,000.00	$1,020.40	$5.40
	Hypothetical*	1.06%	$1,000.00	$1,019.86	$5.40

Class E (a)	Actual	0.96%	$1,000.00	$1,022.10	$4.89
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—97.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.3%
BWX Technologies, Inc.	86,573	$6,642,746
Moog, Inc. - Class A	41,760	6,046,013

		12,688,759

Air Freight & Logistics—1.0%
GXO Logistics, Inc. (a)	161,221	9,860,276

Banks—1.5%
Pinnacle Financial Partners, Inc. (b)	80,425	7,014,669
Western Alliance Bancorp (b)	105,533	6,943,016

		13,957,685

Biotechnology—6.1%
Apellis Pharmaceuticals, Inc. (a)	76,719	4,592,399
Ascendis Pharma AS (ADR) (a) (b)	50,735	6,390,073
Cytokinetics, Inc. (a) (b)	79,683	6,652,734
Halozyme Therapeutics, Inc. (a) (b)	188,211	6,956,279
Karuna Therapeutics, Inc. (a) (b)	27,085	8,572,673
Natera, Inc. (a)	247,130	15,480,223
Twist Bioscience Corp. (a)	79,044	2,913,562
Xenon Pharmaceuticals, Inc. (a)	126,491	5,826,176

		57,384,119

Broadline Retail—0.7%
Ollie’s Bargain Outlet Holdings, Inc. (a)	83,850	6,363,377

Building Products—3.1%
AAON, Inc.	126,713	9,360,289
AZEK Co., Inc. (a)	310,878	11,891,084
Simpson Manufacturing Co., Inc.	42,262	8,367,031

		29,618,404

Capital Markets—2.0%
Jefferies Financial Group, Inc.	184,236	7,444,977
TMX Group Ltd.	457,293	11,060,896

		18,505,873

Chemicals—1.8%
Element Solutions, Inc.	442,954	10,249,956
Quaker Chemical Corp.	32,886	7,018,530

		17,268,486

Commercial Services & Supplies—1.1%
Clean Harbors, Inc. (a)	58,126	10,143,568

Construction & Engineering—2.6%
AECOM	74,610	6,896,202
Construction Partners, Inc. - Class A (a)	231,861	10,090,591
MYR Group, Inc. (a)	51,194	7,404,188

		24,390,981

Construction Materials—0.9%
Eagle Materials, Inc.	43,211	8,764,919

Consumer Staples Distribution & Retail—1.3%
Grocery Outlet Holding Corp. (a)	146,411	3,947,241
Performance Food Group Co. (a)	118,082	8,165,370

		12,112,611

Diversified Consumer Services—1.7%
Bright Horizons Family Solutions, Inc. (a) (b)	76,756	7,233,486
Stride, Inc. (a) (b)	148,117	8,793,706

		16,027,192

Diversified Telecommunication Services—0.6%
Iridium Communications, Inc.	137,119	5,643,818

Electrical Equipment—1.7%
Atkore, Inc. (a) (b)	44,517	7,122,720
nVent Electric PLC	157,547	9,309,452

		16,432,172

Electronic Equipment, Instruments & Components—2.8%
Arrow Electronics, Inc. (a)	55,052	6,730,107
Fabrinet (a) (b)	25,045	4,766,815
Littelfuse, Inc.	27,537	7,367,800
Novanta, Inc. (a)	44,091	7,425,365

		26,290,087

Energy Equipment & Services—1.7%
ChampionX Corp. (b)	317,124	9,263,192
TechnipFMC PLC	329,372	6,633,552

		15,896,744

Financial Services—2.3%
Flywire Corp. (a)	310,980	7,199,187
PennyMac Financial Services, Inc.	75,166	6,642,419
Shift4 Payments, Inc. - Class A (a) (b)	104,409	7,761,765

		21,603,371

Food Products—2.2%
Freshpet, Inc. (a) (b)	68,348	5,929,872
Post Holdings, Inc. (a) (b)	94,310	8,304,939
Simply Good Foods Co. (a) (b)	156,411	6,193,876

		20,428,687

Gas Utilities—0.2%
New Jersey Resources Corp.	52,873	2,357,078

Ground Transportation—1.3%
Saia, Inc. (a)	28,736	12,592,690

Health Care Equipment & Supplies—5.0%
Axonics, Inc. (a) (b)	120,842	7,519,998
Glaukos Corp. (a)	138,159	10,982,259
iRhythm Technologies, Inc. (a)	57,556	6,160,794
Lantheus Holdings, Inc. (a) (b)	101,700	6,305,400
Merit Medical Systems, Inc. (a)	2,342	177,898
Penumbra, Inc. (a)	33,033	8,309,121

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Shockwave Medical, Inc. (a)	2,967	$565,391
TransMedics Group, Inc. (a)	89,689	7,079,153

		47,100,014

Health Care Providers & Services—2.6%
Acadia Healthcare Co., Inc. (a) (b)	133,581	10,387,258
Option Care Health, Inc. (a)	8,567	288,622
Surgery Partners, Inc. (a)	218,506	6,990,007
Tenet Healthcare Corp. (a)	98,080	7,411,906

		25,077,793

Hotels, Restaurants & Leisure—4.4%
International Game Technology PLC	269,547	7,388,283
Shake Shack, Inc. - Class A (a) (b)	108,997	8,078,858
Texas Roadhouse, Inc.	59,463	7,268,162
Wingstop, Inc.	45,790	11,748,798
Wyndham Hotels & Resorts, Inc.	87,255	7,016,175

		41,500,276

Household Durables—2.4%
Cavco Industries, Inc. (a) (b)	24,845	8,611,774
Installed Building Products, Inc. (b)	46,995	8,591,626
M/I Homes, Inc. (a)	40,150	5,530,261

		22,733,661

Industrial REITs—1.9%
EastGroup Properties, Inc.	61,044	11,204,016
Terreno Realty Corp.	115,174	7,217,954

		18,421,970

Insurance—0.8%
Kinsale Capital Group, Inc.	22,771	7,626,236

IT Services—1.7%
DigitalOcean Holdings, Inc. (a) (b)	177,101	6,497,836
Globant SA (a)	41,842	9,957,559

		16,455,395

Life Sciences Tools & Services—3.1%
10X Genomics, Inc. - Class A (a) (b)	168,030	9,402,959
Bio-Techne Corp. (b)	97,727	7,540,615
Repligen Corp. (a) (b)	68,183	12,259,304

		29,202,878

Machinery—4.4%
Enpro, Inc.	51,640	8,094,054
Federal Signal Corp.	110,024	8,443,242
Nordson Corp.	34,225	9,040,876
RBC Bearings, Inc. (a) (b)	32,913	9,376,584
Terex Corp. (b)	120,446	6,920,827

		41,875,583

Oil, Gas & Consumable Fuels—2.3%
Chord Energy Corp.	34,789	5,782,975

Oil, Gas & Consumable Fuels—(Continued)
Matador Resources Co. (b)	102,031	5,801,483
Permian Resources Corp. (b)	424,320	5,770,752
Range Resources Corp. (b)	155,408	4,730,620

		22,085,830

Personal Care Products—0.8%
elf Beauty, Inc. (a)	52,233	7,539,311

Pharmaceuticals—1.7%
Intra-Cellular Therapies, Inc. (a)	110,293	7,899,185
Prestige Consumer Healthcare, Inc. (a)	129,722	7,941,581

		15,840,766

Professional Services—3.2%
ASGN, Inc. (a)	87,085	8,374,965
KBR, Inc.	123,708	6,854,660
Parsons Corp. (a)	118,771	7,448,129
Verra Mobility Corp. (a)	323,032	7,439,427

		30,117,181

Semiconductors & Semiconductor Equipment—6.2%
Allegro MicroSystems, Inc. (a)	227,735	6,893,538
Diodes, Inc. (a) (b)	30,782	2,478,567
Lattice Semiconductor Corp. (a)	147,990	10,209,830
MACOM Technology Solutions Holdings, Inc. (a)	80,362	7,469,648
Onto Innovation, Inc. (a) (b)	63,331	9,683,310
Power Integrations, Inc.	87,247	7,163,851
Silicon Laboratories, Inc. (a)	53,923	7,132,395
Synaptics, Inc. (a)	66,812	7,621,913

		58,653,052

Software—13.5%
Altair Engineering, Inc. - Class A (a) (b)	153,995	12,958,679
BlackLine, Inc. (a)	105,160	6,566,190
CCC Intelligent Solutions Holdings, Inc. (a)	774,953	8,826,715
Clearwater Analytics Holdings, Inc. - Class A (a)	307,031	6,149,831
CyberArk Software Ltd. (a) (b)	51,087	11,190,607
Descartes Systems Group, Inc. (a)	84,783	7,126,859
DoubleVerify Holdings, Inc. (a)	255,609	9,401,299
Gitlab, Inc. - Class A (a)	153,271	9,649,942
Guidewire Software, Inc. (a) (b)	125,043	13,634,689
Informatica, Inc. - Class A (a)	243,735	6,919,637
JFrog Ltd. (a)	228,558	7,910,392
Manhattan Associates, Inc. (a)	30,775	6,626,473
Procore Technologies, Inc. (a)	67,563	4,676,711
Varonis Systems, Inc. (a) (b)	172,007	7,788,477
Workiva, Inc. (a) (b)	85,217	8,652,082

		128,078,583

Specialty Retail—2.3%
Academy Sports & Outdoors, Inc.	125,763	8,300,358
Murphy USA, Inc.	16,776	5,981,651
Restoration Hardware, Inc. (a)	24,373	7,104,242

		21,386,251

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—0.5%
On Holding AG - Class A (a)	166,019	$4,477,532

Trading Companies & Distributors—2.2%
Applied Industrial Technologies, Inc. (b)	20,393	3,521,667
SiteOne Landscape Supply, Inc. (a) (b)	54,271	8,819,038
WESCO International, Inc.	47,573	8,271,993

		20,612,698

Water Utilities—0.2%
American States Water Co.	28,770	2,313,683

Total Common Stocks (Cost $771,338,774)		919,429,590

Short-Term Investment—2.9%

Repurchase Agreement—2.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $27,545,854; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $28,089,062.	27,538,205	27,538,205

Total Short-Term Investments (Cost $27,538,205)		27,538,205

Securities Lending Reinvestments (c)—11.4%

Certificates of Deposit—0.2%
Barclays Bank PLC 5.790%, SOFR + 0.400%, 02/14/24 (d)	1,000,000	1,000,282
Citibank NA 5.740%, SOFR + 0.350%, 02/20/24 (d)	1,000,000	1,000,246

		2,000,528

Repurchase Agreements—7.3%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $23,013,927; collateralized by various Common Stock with an aggregate market value of $25,617,303.	23,000,000	23,000,000
Barclays Bank PLC
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $1,100,651; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $1,122,615.	1,100,000	1,100,000
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $10,006,056; collateralized by various Common Stock with an aggregate market value of $11,148,118.	10,000,000	10,000,000

Repurchase Agreements—(Continued)
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/29/23 at 5.400%, due on 01/02/24 with a maturity value of $2,001,200; collateralized by U.S. Government Agency Obligations with rates ranging from 0.375% - 26.636%, maturity dates ranging from 10/15/24 - 11/20/73, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/29/23 at 5.620%, due on 02/02/24 with a maturity value of $3,016,392; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.750%, maturity dates ranging from 01/15/30 - 08/15/32, and various Common Stock with an aggregate market value of $3,060,003.	3,000,000	3,000,000
Repurchase Agreement dated 12/29/23 at 5.870%, due on 07/01/24 with a maturity value of $2,060,331; collateralized by U.S. Treasury Obligations with rates ranging from 0.875% - 3.750%, maturity dates ranging from 05/15/28 - 02/15/32, and various Common Stock with an aggregate market value of $2,040,009.	2,000,000	2,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $8,582,371; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $8,748,866.	8,577,320	8,577,320
National Bank of Canada Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/05/24 with a maturity value of $6,006,358; collateralized by various Common Stock with an aggregate market value of $6,695,935.	6,000,000	6,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $8,104,995; collateralized by various Common Stock with an aggregate market value of $9,039,714.	8,100,000	8,100,000
Societe Generale Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $700,415; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $714,000.	700,000	700,000
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $4,002,409; collateralized by various Common Stock with an aggregate market value of $4,411,444.	4,000,000	4,000,000

		68,477,320

Time Deposit—0.2%
DZ Bank AG (NY) 5.300%, 01/02/24	2,000,000	2,000,000

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares	Value

Mutual Funds—3.7%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (e)	5,000,000	$5,000,000
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (e)	4,000,000	4,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (e)	5,000,000	5,000,000
HSBC U.S. Government Money Market Fund, Class I 5.300% (e)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (e)	4,000,000	4,000,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (e)	5,000,000	5,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.320% (e)	10,000,000	10,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.270% (e)	950,000	950,000

		34,950,000

Total Securities Lending Reinvestments (Cost $107,427,320)		107,427,848

Total Investments—111.4% (Cost $906,304,299)		1,054,395,643
Other assets and liabilities (net)—(11.4)%		(107,600,667)

Net Assets—100.0%		$946,794,976

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $132,214,057 and the collateral received consisted of cash in the amount of $107,427,320 and non-cash collateral with a value of $29,821,559. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

Glossary of Abbreviations

Index Abbreviations

(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust
(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$919,429,590	$—	$—	$919,429,590
Total Short-Term Investment*	—	27,538,205	—	27,538,205
Securities Lending Reinvestments
Certificates of Deposit	—	2,000,528	—	2,000,528
Repurchase Agreements	—	68,477,320	—	68,477,320
Time Deposit	—	2,000,000	—	2,000,000
Mutual Funds	34,950,000	—	—	34,950,000
Total Securities Lending Reinvestments	34,950,000	72,477,848	—	107,427,848
Total Investments	$954,379,590	$100,016,053	$—	$1,054,395,643

Collateral for Securities Loaned (Liability)	$—	$(107,427,320)	$—	$(107,427,320)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$1,054,395,643
Cash denominated in foreign currencies (c)	219
Receivable for:
Investments sold	1,830,199
Fund shares sold	174,405
Dividends and interest	240,301
Prepaid expenses	3,351

Total Assets	1,056,644,118
Liabilities
Collateral for securities loaned	107,427,320
Payables for:
Investments purchased	1,030,362
Fund shares redeemed	419,980
Accrued Expenses:
Management fees	602,186
Distribution and service fees	89,883
Deferred trustees’ fees	179,547
Other expenses	99,864

Total Liabilities	109,849,142

Net Assets	$946,794,976

Net Assets Consist of:
Paid in surplus	$917,235,184
Distributable earnings (Accumulated losses)	29,559,792

Net Assets	$946,794,976

Net Assets
Class A	$504,490,491
Class B	428,791,996
Class E	13,512,489
Capital Shares Outstanding*
Class A	61,521,262
Class B	66,049,268
Class E	1,829,525
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.20
Class B	6.49
Class E	7.39

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $132,214,057.
(b)	Identified cost of investments was $906,304,299.
(c)	Identified cost of cash denominated in foreign currencies was $212.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$4,560,033
Interest	651,885
Securities lending income	181,440

Total investment income	5,393,358
Expenses
Management fees	7,773,972
Administration fees	48,716
Custodian and accounting fees	64,470
Distribution and service fees—Class B	1,013,223
Distribution and service fees—Class E	19,631
Audit and tax services	49,026
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	50,076
Insurance	7,891
Miscellaneous	19,298

Total expenses	9,139,106
Less management fee waiver	(806,483)
Less broker commission recapture	(40,712)

Net expenses	8,291,911

Net Investment Loss	(2,898,553)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(23,519,152)
Foreign currency transactions	561

Net realized gain (loss)	(23,518,591)

Net change in unrealized appreciation (depreciation) on:
Investments	133,467,768
Foreign currency transactions	(70)

Net change in unrealized appreciation (depreciation)	133,467,698

Net realized and unrealized gain (loss)	109,949,107

Net Increase (Decrease) in Net Assets From Operations	$107,050,554

(a)	Net of foreign withholding taxes of $33,701.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(2,898,553)	$(2,217,420)
Net realized gain (loss)	(23,518,591)	(95,520,236)
Net change in unrealized appreciation (depreciation)	133,467,698	(358,764,348)

Increase (decrease) in net assets from operations	107,050,554	(456,502,004)

From Distributions to Shareholders
Class A	0	(161,499,702)
Class B	0	(154,435,354)
Class E	0	(4,808,048)
From return of capital
Class A	0	(142,543)
Class B	0	(136,308)
Class E	0	(4,244)

Total distributions	0	(321,026,199)

Increase (decrease) in net assets from capital share transactions	(50,037,042)	414,438,000

Total increase (decrease) in net assets	57,013,512	(363,090,203)

Net Assets
Beginning of period	889,781,464	1,252,871,667

End of period	$946,794,976	$889,781,464

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	1,054,626	$8,009,063	7,419,877	$90,615,117
Reinvestments	0	0	22,993,207	161,642,245
Redemptions	(5,601,728)	(44,359,882)	(2,767,120)	(23,247,025)

Net increase (decrease)	(4,547,102)	$(36,350,819)	27,645,964	$229,010,337

Class B
Sales	3,882,193	$23,196,928	7,659,215	$72,705,863
Reinvestments	0	0	27,651,460	154,571,662
Redemptions	(5,888,832)	(35,871,184)	(6,208,366)	(44,720,860)

Net increase (decrease)	(2,006,639)	$(12,674,256)	29,102,309	$182,556,665

Class E
Sales	194,137	$1,367,627	164,280	$1,461,758
Reinvestments	0	0	757,841	4,812,292
Redemptions	(341,554)	(2,379,594)	(368,790)	(3,403,052)

Net increase (decrease)	(147,417)	$(1,011,967)	553,331	$2,870,998

Increase (decrease) derived from capital shares transactions		$(50,037,042)		$414,438,000

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022		2021	2020	2019
Net Asset Value, Beginning of Period	$7.30	$17.05		$19.33	$13.12	$12.51

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	(0.01)		(0.08)	(0.06)	0.02
Net realized and unrealized gain (loss)	0.92	(6.10)		1.37	7.11	2.91

Total income (loss) from investment operations	0.90	(6.11)		1.29	7.05	2.93

Less Distributions
Distributions from net investment income	0.00	0.00		0.00	(0.01)	0.00
Distributions from net realized capital gains	0.00	(3.64)		(3.57)	(0.83)	(2.32)
Distributions from return of capital	0.00	(0.00	)(b)	0.00	0.00	0.00

Total distributions	0.00	(3.64)		(3.57)	(0.84)	(2.32)

Net Asset Value, End of Period	$8.20	$7.30		$17.05	$19.33	$13.12

Total Return (%) (c)	12.33	(35.04)		7.12	57.24	24.64

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.89		0.88	0.89	0.89
Net ratio of expenses to average net assets (%) (d) (e)	0.81	0.80		0.78	0.80	0.80
Ratio of net investment income (loss) to average net assets (%)	(0.21)	(0.11)		(0.44)	(0.41)	0.18
Portfolio turnover rate (%)	63	54		36	50	32
Net assets, end of period (in millions)	$504.5	$482.4		$655.2	$727.4	$633.2

	Class B
	Year Ended December 31,
	2023	2022		2021	2020	2019
Net Asset Value, Beginning of Period	$5.79	$14.76		$17.22	$11.80	$11.48

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)	(0.03)		(0.11)	(0.08)	(0.01)
Net realized and unrealized gain (loss)	0.73	(5.30)		1.22	6.33	2.65

Total income (loss) from investment operations	0.70	(5.33)		1.11	6.25	2.64

Less Distributions
Distributions from net realized capital gains	0.00	(3.64)		(3.57)	(0.83)	(2.32)
Distributions from return of capital	0.00	(0.00	)(b)	0.00	0.00	0.00

Total distributions	0.00	(3.64)		(3.57)	(0.83)	(2.32)

Net Asset Value, End of Period	$6.49	$5.79		$14.76	$17.22	$11.80

Total Return (%) (c)	12.09 (f)	(35.26	)(f)	6.93	56.76	24.41

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.14	1.14		1.13	1.14	1.14
Net ratio of expenses to average net assets (%) (d) (e)	1.06	1.05		1.03	1.05	1.05
Ratio of net investment income (loss) to average net assets (%)	(0.46)	(0.36)		(0.68)	(0.66)	(0.07)
Portfolio turnover rate (%)	63	54		36	50	32
Net assets, end of period (in millions)	$428.8	$394.4		$574.9	$576.4	$424.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022		2021	2020	2019
Net Asset Value, Beginning of Period	$6.59	$15.97		$18.34	$12.49	$12.03

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	(0.02)		(0.10)	(0.07)	0.00 (g)
Net realized and unrealized gain (loss)	0.82	(5.72)		1.30	6.75	2.78

Total income (loss) from investment operations	0.80	(5.74)		1.20	6.68	2.78

Less Distributions
Distributions from net realized capital gains	0.00	(3.64)		(3.57)	(0.83)	(2.32)
Distributions from return of capital	0.00	(0.00	)(b)	0.00	0.00	0.00

Total distributions	0.00	(3.64)		(3.57)	(0.83)	(2.32)

Net Asset Value, End of Period	$7.39	$6.59		$15.97	$18.34	$12.49

Total Return (%) (c)	12.14	(35.11)		7.01	57.08	24.45

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04	1.04		1.03	1.04	1.04
Net ratio of expenses to average net assets (%) (d) (e)	0.96	0.95		0.93	0.95	0.95
Ratio of net investment income (loss) to average net assets (%)	(0.36)	(0.27)		(0.58)	(0.56)	0.03
Portfolio turnover rate (%)	63	54		36	50	32
Net assets, end of period (in millions)	$13.5	$13.0		$22.7	$21.5	$14.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2023, 2022, 2021, 2020, and 2019, respectively (see Note 5 of the Notes to Financial Statements).
(f)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(g)	Net investment income (loss) was less than $0.01.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-14

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to net operating losses and prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-15

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $27,538,205. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $68,477,320. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTI-16

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$557,726,924	$0	$606,555,789

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc., the subadviser to the Portfolio, that amounted to $584,966 in purchases of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$7,773,972	0.880%	First $500 million
	0.830%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-17

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	First $500 million
0.050%	Next $500 million
0.100%	Over $1 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 were $703,251 and are included in the amount shown as a management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $103,232 was waived in the aggregate for the year ended December 31, 2023 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2023 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$76,907

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-18

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$906,868,685

Gross unrealized appreciation	169,868,354
Gross unrealized (depreciation)	(22,341,397)

Net unrealized appreciation (depreciation)	$147,526,957

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2023	2022	2023	2022	2023	2022	2023	2022
$—	$76,749,607	$—	$243,993,497	$—	$283,095	$—	$321,026,199

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$—	$147,526,964	$(117,787,624)	$29,739,340

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had accumulated short-term capital losses of $117,787,624.

8. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-19

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Invesco Small Cap Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Invesco Small Cap Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-22

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-23

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-24

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Invesco Small Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board also considered that the Portfolio underperformed its benchmark, the Russell 2000 Growth Index, for the one- and three-year periods ended October 31, 2023 and outperformed its benchmark for the five-year period ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTI-25

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Managed By J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A and B shares of the JPMorgan Core Bond Portfolio returned 5.99% and 5.71%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index1, returned 5.53%.

MARKET ENVIRONMENT / CONDITIONS

The impact of monetary policy tightening was felt during the first quarter of the year in the form of banking sector stress with the collapse of Silicon Valley Bank in March. In Europe, UBS acquired Credit Suisse following erosion of investor confidence in Credit Suisse. In the U.S., economic data released over the quarter was volatile. Ultimately, the tightening in credit conditions led by small and regional banks coupled with the most aggressive rate hiking cycle experienced since the 1980s portends less lending, weaker investment, and slower hiring.

Most developed market central banks maintained a hawkish stance in their communication in the second quarter. Globally, food, energy and goods pricing pressures were in a downtrend. However, central banks likely need to see progress on actual underlying inflation outturns rather than leading indicators before changing course. Meanwhile, the impact of restrictive monetary policy continued to slow activity and push prices lower.

In the third quarter, easing inflation and stronger economic growth helped fuel optimism for a soft landing of the U.S. economy. The quarter was less exciting for financial markets, which struggled as investors re-positioned for higher rates for longer. Risk sentiment was subdued during the third quarter, following the rally in risk assets seen in the first half of the year. A sell-off in global bond markets was partly to blame for the pressure on risk assets.

Excitement rose in the final months of the year over the prospect of a soft landing, a cyclical slowdown in economic growth without causing a severe recession. As a result, the market priced in rate cuts as early as the first quarter of 2024. Optimism was further boosted after the December Federal Open Market Committee meeting, with the Federal Reserve “dot plot” now pointing to three rate cuts next year. The shift in narrative from the previous “higher for longer” rate expectations drove a rally in risk assets and sharp decline in bond yields.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Treasury yield movement was mixed with the yield curve steepening in 2023. The 2-year yield decreased by 0.18% to 4.25%, the 10-year yield was unchanged at 3.88%, and the 30-year yield moved 0.07% higher to 4.03%. The Portfolio began the year shorter duration before moving to a neutral posture to end the year, which was negative as rates increased across much of the yield curve during the year before rallying in the fourth quarter. The Portfolio’s curve positioning was marginally negative for performance during the year; the overweight in the 7+ year segment of the curve was negative as longer maturity government bonds trailed shorter maturity bonds during the period. Risk assets outperformed on the heels of spreads tightening during the period and the Portfolio’s underweight to U.S. Treasury debt was positive for performance. In addition, the Portfolio’s marginally longer spread duration profile was additive to performance.

The Agency Mortgage-Backed Securities (“MBS”) sector outperformed Treasuries during 2023, producing returns of 68 basis points for the period versus comparable duration Treasuries. The Portfolio’s overweight to Agency MBS was marginally positive for performance, but was more than offset by security selection, which was negative as the Portfolio’s specified pools, Collateralized Mortgage Obligations (“CMOs”), and Agency Commercial Mortgage-Backed Securities (“CMBS”), trailed to-be-announced (“TBA”) paper. The Portfolio has generally favored specified pools, CMOs, and Agency CMBS over TBA mortgages.

Investment Grade Corporate Credit was the best performing sector during the year. The option adjusted spread of the Bloomberg Corporate Index ended the period at 0.99%, which was 0.31% tighter than at the start of the year. The move resulted in Corporate Bonds outperforming duration neutral Treasuries by 4.55%. The best performing sub-sector within Corporate Bonds was Industrials, followed by Utilities and Financials. The sub-sectors outperformed like-duration Treasuries by 498 basis points (“bps”), 406 bps, and 392 bps, respectively. As a result, the Portfolio’s underweight to investment grade credit was slightly negative for performance; however, the Portfolio’s security selection within the sector was positive for excess returns.

The Portfolio’s overweight allocation to Asset-Backed Securities (“ABS”) was a positive to performance as ABS was the top performing securitized sector within the Bloomberg U.S. Aggregate Bond Index during the period. According to the Bloomberg ABS Index, the sector outperformed duration-neutral Treasuries by 1.24%.

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Managed By J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

Relative to the Bloomberg U.S. Aggregate Bond Index, the Portfolio ended the period neutral duration, marginally overweight in the 7+ year segment of the curve, and marginally underweight the front end of the curve. In addition, the Portfolio was overweight Agency MBS, ABS, CMBS, and Non-Agency MBS; and underweight Treasury and Agency debt and Investment Grade Credit at the end of the period.

Richard Figuly

Justin Rucker

Steve Lear

Edward Fitzpatrick

Andrew Melchiorre

Portfolio Managers

J.P. Morgan Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
JPMorgan Core Bond Portfolio
Class A	5.99	1.43	1.95
Class B	5.71	1.17	1.69
Bloomberg U.S. Aggregate Bond Index	5.53	1.10	1.81

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Sectors

% of Net Assets
Agency Sponsored Mortgage-Backed	29.1
Corporate Bonds & Notes	26.5
U.S. Treasury & Government Agencies	26.0
Asset-Backed Securities	12.0
Non-Agency Mortgage-Backed Securities	3.4
Foreign Government	0.5
Municipals	0.1

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Core Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.45%	$1,000.00	$1,031.90	$2.30
	Hypothetical*	0.45%	$1,000.00	$1,022.94	$2.29

Class B (a)	Actual	0.70%	$1,000.00	$1,029.60	$3.58
	Hypothetical*	0.70%	$1,000.00	$1,021.68	$3.57

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—55.1% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—29.1%
Federal Home Loan Mortgage Corp.
2.500%, 07/01/50	10,026,727	$8,562,393
2.500%, 05/01/51	2,350,010	2,014,962
3.000%, 09/01/50	3,535,950	3,169,292
3.000%, 02/01/52	2,806,265	2,483,268
3.500%, 03/01/32	318,562	307,553
3.500%, 12/01/32	1,064,614	1,025,556
3.500%, 01/01/33	1,611,171	1,548,672
3.500%, 03/01/33	1,755,730	1,689,100
3.500%, 04/01/33	2,488,408	2,393,288
3.500%, 05/01/33	607,516	583,075
3.500%, 06/01/43	796,596	749,438
3.700%, 06/01/34	3,300,000	3,085,547
3.750%, 08/01/32	3,500,000	3,303,728
4.000%, 09/01/32	203,453	196,847
4.000%, 11/01/32	833,407	815,703
4.000%, 12/01/32	439,936	425,925
4.000%, 01/01/33	43,350	42,459
4.000%, 02/01/33	153,363	150,212
4.000%, 08/01/42	865,346	843,192
4.000%, 08/01/43	1,435,960	1,399,184
4.000%, 01/01/46	1,118,261	1,086,503
4.000%, 07/01/48	1,385,606	1,336,768
4.000%, 05/01/52	1,052,348	995,400
5.000%, 02/01/34	127,139	126,869
5.000%, 08/01/39	473,782	482,156
5.725%, 1Y RFUCCT + 1.837%, 07/01/40 (a)	268,088	275,746
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk
7.137%, SOFR30A + 1.800%, 07/25/41 (144A) (a)	1,474,546	1,379,195
9.587%, SOFR30A + 4.250%, 05/25/52 (144A) (a)	1,370,367	1,379,589
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.920%, 06/25/32	3,100,000	2,771,232
3.214%, 04/25/28 (a)	1,790,000	1,698,051
3.243%, 04/25/27	1,996,000	1,925,099
3.303%, 11/25/27 (a)	1,755,000	1,692,749
3.690%, 01/25/29	397,000	385,262
3.710%, 09/25/32 (a)	3,035,000	2,874,892
3.800%, 10/25/32 (a)	2,100,000	2,001,844
3.820%, 12/25/32 (a)	2,800,000	2,670,222
3.850%, 05/25/28 (a)	7,385,000	7,219,743
3.900%, 08/25/28 (a)	3,170,000	3,105,430
Federal Home Loan Mortgage Corp. REMICS
0.917%, -1x SOFR30A + 6.256%, 10/15/37 (a) (b)	1,456,774	154,331
0.947%, -1x SOFR30A + 6.286%, 11/15/36 (a) (b)	735,790	55,097
3.000%, 02/15/26	141,537	138,760
5.000%, 08/15/35	582,198	586,115
5.903%, SOFR30A + 0.564%, 08/15/42 (a)	1,702,632	1,674,330
6.000%, 07/15/35	1,415,711	1,439,706
6.000%, 03/15/36	1,311,797	1,369,291
6.133%, SOFR30A + 0.794%, 11/15/37 (a)	268,501	268,407
6.153%, SOFR30A + 0.814%, 03/15/24 (a)	881	881
6.500%, 05/15/28	64,031	64,786
6.500%, 03/15/37	275,960	286,523
6.803%, SOFR30A + 1.464%, 03/15/38 (a)	600,000	621,299

Agency Sponsored Mortgage-Backed—(Continued)
Federal Home Loan Mortgage Corp. STRIPS
Zero Coupon, 09/15/43 (c)	335,823	256,481
3.000%, 01/15/43	1,100,788	1,009,888
Federal National Mortgage Association
1.754%, 03/01/32 (a)	5,045,914	4,084,074
1.800%, 10/01/33	3,484,000	2,785,365
1.930%, 11/01/31	4,300,000	3,564,607
2.010%, 01/01/32	4,050,000	3,388,215
2.440%, 06/01/30	2,934,212	2,618,036
2.500%, 05/01/50	3,591,486	3,098,570
2.500%, 09/01/50	3,028,148	2,619,423
2.500%, 10/01/50	2,203,075	1,914,065
2.500%, 09/01/51	3,491,812	2,970,170
2.500%, 10/01/51	2,993,818	2,548,695
2.500%, 01/01/52	2,851,309	2,431,610
2.500%, 02/01/52	3,912,775	3,354,050
2.500%, 03/01/52	3,949,130	3,402,368
2.500%, 03/01/62	2,609,107	2,155,746
2.510%, 10/01/30	3,150,000	2,786,734
2.730%, 07/01/28	2,810,823	2,617,612
2.810%, 09/01/31	1,382,133	1,251,508
2.970%, 06/01/30	2,750,000	2,533,171
2.980%, 09/01/36	1,205,137	1,098,441
3.000%, 01/01/43	1,516,291	1,382,311
3.000%, 01/01/52	2,680,091	2,371,842
3.000%, 07/01/60	2,607,165	2,234,528
3.000%, 03/01/61	3,292,787	2,898,242
3.500%, 08/01/26	40,101	39,103
3.500%, 02/01/33	1,019,215	979,660
3.500%, 05/01/33	1,245,616	1,196,795
3.500%, 07/01/42	736,725	696,559
3.500%, 08/01/42	239,963	227,817
3.500%, 07/01/43	997,869	938,046
3.500%, 01/01/50	2,943,493	2,747,064
3.500%, 07/01/50	2,132,230	1,982,826
3.500%, 12/01/51	1,754,002	1,609,763
3.500%, 02/01/52	4,481,515	4,115,041
3.500%, 03/01/60	2,054,763	1,864,038
3.500%, 03/01/61	1,591,438	1,443,816
3.500%, 03/01/62	3,299,465	2,992,974
3.540%, 06/01/32	4,357,000	4,054,093
3.550%, 02/01/30	1,500,000	1,430,517
3.730%, 10/01/32	2,463,120	2,326,422
3.800%, 09/01/32	3,411,180	3,240,663
3.805%, 11/01/32	2,025,000	1,923,065
3.895%, 02/01/33	3,450,000	3,296,192
3.970%, 08/01/33	4,820,890	4,495,737
4.000%, 02/01/31	349,407	342,507
4.000%, 10/01/32	238,873	233,241
4.000%, 12/01/40	84,362	81,333
4.000%, 07/01/42	539,841	523,783
4.000%, 06/01/47	594,297	573,129
4.000%, 04/01/52	5,377,712	5,088,077
4.000%, 05/01/52	7,888,639	7,463,853
4.170%, 05/01/33	3,000,000	2,926,528
4.185%, 04/01/33	3,000,000	2,931,282

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
4.190%, 04/01/33	2,000,000	$1,954,666
4.330%, 01/01/33	2,700,000	2,668,964
4.420%, 02/01/33	4,075,000	4,054,514
4.500%, 02/01/40	162,617	162,408
4.500%, 06/01/62	2,117,018	2,056,667
4.520%, 06/01/33	1,577,778	1,581,782
4.520%, 10/01/33	1,300,000	1,303,553
4.550%, 09/01/33	3,169,173	3,183,233
4.590%, 04/01/33	3,350,000	3,376,095
4.735%, 02/01/33	3,100,000	3,146,332
5.000%, 09/01/35	286,791	291,425
5.000%, 06/01/53	3,962,533	3,920,168
5.080%, 02/01/32	3,145,000	3,254,188
5.290%, 12/01/32	2,531,968	2,667,221
5.500%, 01/01/58	1,856,086	1,921,688
6.000%, 07/01/28	59,136	60,044
6.000%, 12/01/39	118,142	123,398
Federal National Mortgage Association Benchmark REMICS 5.500%, 06/25/37	286,263	289,765
Federal National Mortgage Association Grantor Trust 2.898%, 06/25/27	3,905,742	3,695,721
Federal National Mortgage Association REMICS
Zero Coupon, 09/25/43 (c)	576,281	439,454
Zero Coupon, 10/25/43 (c)	329,510	246,926
Zero Coupon, 12/25/43 (c)	606,939	460,924
1.078%, -1x SOFR30A + 6.416%, 01/25/41 (a) (b)	1,644,875	223,845
3.324%, 03/25/27 (a)	1,711	1,700
3.500%, 02/25/43	1,392,801	1,301,029
3.500%, 11/25/57	2,223,710	2,135,435
5.000%, 03/25/40	1,826,025	1,842,279
5.410%, SOFR30A + 0.614%, 05/25/35 (a)	23,210	23,209
5.500%, 12/25/35	509,646	518,582
5.952%, SOFR30A + 0.614%, 10/25/42 (a)	208,112	203,609
6.000%, 01/25/36	787,814	791,925
6.052%, SOFR30A + 0.714%, 10/25/43 (a)	756,228	742,472
6.052%, SOFR30A + 0.714%, 12/25/43 (a)	723,918	711,437
6.352%, SOFR30A + 1.014%, 03/25/38 (a)	88,139	88,500
6.452%, SOFR30A + 1.114%, 08/25/32 (a)	220,837	224,156
6.500%, 07/18/28	29,636	30,003
Federal National Mortgage Association-ACES
1.000%, 11/25/33	359,948	346,359
1.200%, 10/25/30	972,313	879,163
1.707%, 11/25/31 (a)	7,400,000	6,068,169
1.827%, 10/25/30 (a) (b)	13,839,012	860,200
1.923%, 11/25/33 (a) (b)	6,770,601	556,434
1.938%, 01/25/32 (a)	5,000,000	4,158,163
2.465%, 12/25/26 (a)	673,086	637,469
2.488%, 05/25/26	1,280,860	1,222,415
3.060%, 06/25/27 (a)	2,063,805	1,980,485
3.061%, 05/25/27 (a)	2,443,355	2,343,383
3.064%, 03/25/28 (a)	1,592,820	1,515,704
3.069%, 04/25/29 (a)	1,916,969	1,814,731
3.069%, 02/25/30 (a)	1,243,081	1,163,443
3.346%, 03/25/24 (a)	578,707	574,915
3.357%, 07/25/28 (a)	3,757,000	3,606,349

Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association-ACES
3.501%, 01/25/24 (a)	80,118	79,815
3.547%, 09/25/28 (a)	2,676,301	2,591,587
3.751%, 08/25/32 (a)	2,600,000	2,476,509
FREMF Mortgage Trust
3.580%, 11/25/49 (144A) (a)	1,700,000	1,621,763
3.664%, 04/25/28 (144A) (a)	3,100,000	2,847,275
3.675%, 11/25/49 (144A) (a)	2,000,000	1,956,914
4.052%, 11/25/47 (144A) (a)	1,577,000	1,549,749
Government National Mortgage Association
2.500%, 10/20/51	2,518,446	2,202,307
3.000%, 02/20/51	1,581,118	1,430,478
3.500%, 01/20/51	2,618,882	2,404,983
3.500%, 02/20/52	3,154,120	2,939,832
3.875%, 1Y H15 + 1.500%, 04/20/41 (a)	114,975	114,982
4.000%, 01/20/52	2,864,086	2,741,660
4.000%, 02/20/52	3,339,688	3,185,286
4.000%, 08/20/52	6,629,158	6,325,286
4.500%, 11/20/49	1,742,884	1,700,199
5.000%, 05/20/52	3,337,256	3,261,251
5.500%, 07/20/53	2,674,077	2,702,642
6.860%, 1Y H15 + 1.751%, 10/20/71 (a)	3,198,296	3,285,234
6.861%, 1Y H15 + 1.790%, 09/20/71 (a)	2,979,721	3,067,825
6.908%, 1Y H15 + 1.836%, 08/20/71 (a)	3,058,054	3,153,567
6.917%, 1Y H15 + 1.751%, 11/20/71 (a)	3,385,389	3,481,211
6.998%, 1Y H15 + 1.776%, 12/20/71 (a)	2,921,015	3,007,449
7.170%, 1Y H15 + 1.695%, 04/20/72 (a)	3,528,595	3,622,899
7.183%, 1Y H15 + 1.705%, 03/20/72 (a)	2,935,439	3,016,259
7.216%, 1Y H15 + 1.727%, 04/20/72 (a)	2,807,538	2,884,152
Government National Mortgage Association REMICS
1.650%, 02/20/63	18,564	16,879
1.650%, 04/20/63	51,038	47,731
3.934%, 1M TSFR + 0.664%, 04/20/62 (a)	1,367	1,352
4.435%, 04/20/43 (a)	909,814	871,256
4.500%, 01/16/25	103,708	102,966
4.691%, 1M TSFR + 0.614%, 01/20/63 (a)	10,474	10,324
4.906%, 11/20/42 (a)	3,034,348	3,011,736
4.968%, 1M TSFR + 0.514%, 02/20/62 (a)	18,927	18,570
5.000%, 12/20/33	397,373	396,023
5.000%, 06/16/39	55,210	54,849
5.000%, 07/20/39	802,803	801,087
5.000%, 10/20/39	817,581	815,799
5.036%, 1M TSFR + 0.414%, 11/20/62 (a)	473	468
5.106%, 06/20/40 (a)	1,175,481	1,178,225
5.500%, 07/16/33 (b)	342,602	24,337
5.590%, 1M TSFR + 0.414%, 08/20/60 (a)	136	135
5.777%, 1M TSFR + 0.454%, 12/20/62 (a)	638,905	634,525
5.847%, 1M TSFR + 0.524%, 03/20/63 (a)	146,226	145,397
5.857%, 1M TSFR + 0.534%, 02/20/63 (a)	718,992	714,175
5.907%, 1M TSFR + 0.584%, 03/20/63 (a)	411,528	408,690
5.907%, 1M TSFR + 0.584%, 07/20/64 (a)	560,085	557,631
5.907%, 1M TSFR + 0.584%, 09/20/64 (a)	728,076	723,941
5.917%, 1M TSFR + 0.594%, 04/20/63 (a)	711,621	708,103
5.937%, 1M TSFR + 0.614%, 04/20/63 (a)	2,374,863	2,364,521
5.937%, 1M TSFR + 0.614%, 06/20/64 (a)	2,624,256	2,609,690
5.937%, 1M TSFR + 0.614%, 07/20/64 (a)	1,165,463	1,155,992

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association REMICS
5.972%, 1M TSFR + 0.614%, 09/20/37 (a)	84,805	$84,689
6.037%, 1M TSFR + 0.714%, 04/20/64 (a)	4,993,819	4,975,159
6.087%, 1M TSFR + 0.764%, 07/20/63 (a)	229,825	229,468
6.087%, 1M TSFR + 0.764%, 01/20/64 (a)	188,314	187,900
6.087%, 1M TSFR + 0.764%, 02/20/64 (a)	874,931	873,592
6.087%, 1M TSFR + 0.764%, 03/20/64 (a)	315,370	314,643
6.127%, 1M TSFR + 0.804%, 02/20/64 (a)	1,124,015	1,121,985
6.137%, 1M TSFR + 0.814%, 09/20/63 (a)	535,363	534,712
6.187%, 1M TSFR + 0.864%, 09/20/63 (a)	112,355	112,266
6.437%, 1M TSFR + 1.114%, 12/20/66 (a)	755,005	753,406
Seasoned Credit Risk Transfer Trust
3.000%, 10/25/62	3,107,283	2,632,666
3.250%, 11/25/61	2,337,976	2,025,783
3.500%, 05/25/57	3,305,623	3,067,517
3.500%, 06/25/57	3,114,845	2,860,604
3.500%, 07/25/58	2,816,670	2,508,669
3.500%, 10/25/58	1,301,115	1,076,657
4.000%, 11/25/57	2,407,493	2,236,861
Uniform Mortgage-Backed Security, TBA 2.500%, TBA (d)	1,945,000	1,654,466

		387,696,604

Federal Agencies—0.3%
Tennessee Valley Authority 5.880%, 04/01/36	1,600,000	1,826,854
Tennessee Valley Authority Generic STRIPS Zero Coupon, 03/15/32	1,000,000	696,801
Tennessee Valley Authority Principal STRIPS
Zero Coupon, 11/01/25	1,000,000	919,032
Zero Coupon, 06/15/35	750,000	437,569

		3,880,256

U.S. Treasury—25.7%
U.S. Treasury Bonds
1.125%, 05/15/40	555,000	357,671
1.250%, 05/15/50	528,000	284,522
1.375%, 08/15/50	380,000	211,746
1.625%, 11/15/50	6,800,000	4,051,313
1.750%, 08/15/41	2,740,000	1,905,584
1.875%, 02/15/51	13,028,900	8,261,646
1.875%, 11/15/51	8,840,000	5,588,537
2.000%, 11/15/41	5,000	3,617
2.000%, 02/15/50	5,127,000	3,373,606
2.000%, 08/15/51	3,675,000	2,399,804
2.250%, 05/15/41	12,370,000	9,421,978
2.250%, 08/15/46	7,787,000	5,536,374
2.250%, 08/15/49	170,000	118,695
2.250%, 02/15/52	10,400,000	7,209,312
2.375%, 02/15/42	11,600,000	8,900,281
2.375%, 11/15/49	4,475,000	3,210,813
2.500%, 02/15/45	6,750,000	5,111,279
2.750%, 11/15/42	9,475,000	7,661,796
2.750%, 08/15/47	8,000,000	6,229,375
2.875%, 05/15/43	10,415,000	8,549,657

U.S. Treasury—(Continued)
U.S. Treasury Bonds
2.875%, 08/15/45	7,840,000	6,321,612
2.875%, 05/15/49	27,000	21,454
2.875%, 05/15/52	2,280,000	1,815,272
3.000%, 11/15/44	238,000	196,973
3.000%, 02/15/47	276,000	225,641
3.000%, 02/15/48	470,000	382,995
3.125%, 05/15/48	1,942,000	1,617,929
3.500%, 02/15/39	859,700	814,196
3.625%, 08/15/43	4,950,000	4,550,713
3.625%, 02/15/44	4,325,000	3,963,119
3.625%, 02/15/53	23,981,000	22,144,955
3.750%, 11/15/43	2,908,000	2,717,617
3.875%, 08/15/40	5,950,000	5,799,158
3.875%, 02/15/43	435,000	414,745
3.875%, 05/15/43	215,000	204,955
4.000%, 11/15/42	4,600,000	4,470,445
4.250%, 05/15/39	2,850,000	2,935,723
4.375%, 02/15/38	720,000	756,563
4.375%, 05/15/41	1,200,000	1,236,938
5.250%, 02/15/29	500,000	531,484
U.S. Treasury Inflation-Indexed Bond 1.750%, 01/15/28 (e)	734,320	729,736
U.S. Treasury Notes
0.375%, 09/30/27	3,560,000	3,122,370
0.625%, 08/15/30	1,850,000	1,500,596
0.750%, 01/31/28	8,565,000	7,551,252
1.000%, 07/31/28	9,750,000	8,575,811
1.250%, 03/31/28	7,080,000	6,348,769
1.250%, 06/30/28	7,779,500	6,937,734
1.250%, 08/15/31	770,000	637,145
1.375%, 11/15/31	2,148,500	1,783,759
1.500%, 02/15/30	1,105,000	962,688
1.625%, 05/15/31	3,640,000	3,122,295
1.875%, 02/28/29	9,200,000	8,339,656
1.875%, 02/15/32	18,050,000	15,518,064
2.750%, 04/30/27	6,500,000	6,252,441
2.750%, 07/31/27	6,113,000	5,868,002
2.750%, 05/31/29	1,080,000	1,019,630
2.875%, 05/15/28	6,936,100	6,651,070
2.875%, 04/30/29	23,000,000	21,877,852
2.875%, 05/15/32	3,365,000	3,118,146
3.125%, 08/31/27	6,570,000	6,385,219
3.125%, 08/31/29	6,485,000	6,228,387
3.375%, 05/15/33	10,280,000	9,865,587
4.000%, 10/31/29	13,000,000	13,060,430
U.S. Treasury STRIPS Coupon
Zero Coupon, 08/15/27	400,000	346,710
Zero Coupon, 11/15/27	570,000	489,762
Zero Coupon, 05/15/28	15,030,000	12,665,778
Zero Coupon, 08/15/28	250,000	208,882
Zero Coupon, 02/15/30	6,300,000	4,957,190
Zero Coupon, 05/15/30	700,000	545,300
Zero Coupon, 08/15/30	3,925,000	3,028,038
Zero Coupon, 11/15/30	5,425,000	4,142,523
Zero Coupon, 02/15/31	1,775,000	1,343,115

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury STRIPS Coupon
Zero Coupon, 11/15/31	3,000,000	$2,199,128
Zero Coupon, 02/15/32	12,900,000	9,359,199
Zero Coupon, 05/15/32	800,000	574,211
Zero Coupon, 08/15/33	400,000	271,960
Zero Coupon, 11/15/33	1,000,000	672,754
Zero Coupon, 02/15/34	2,000,000	1,331,284
Zero Coupon, 08/15/34	2,600,000	1,692,661
Zero Coupon, 05/15/35	4,000,000	2,521,504

		341,316,731

Total U.S. Treasury & Government Agencies (Cost $806,888,233)		732,893,591

Corporate Bonds & Notes—26.5%

Aerospace/Defense—0.7%
BAE Systems PLC
1.900%, 02/15/31 (144A)	720,000	591,753
3.000%, 09/15/50 (144A)	332,000	234,342
Boeing Co.
2.196%, 02/04/26	905,000	855,123
2.750%, 02/01/26	592,000	566,625
3.100%, 05/01/26	360,000	345,972
3.250%, 03/01/28	659,000	618,789
4.875%, 05/01/25	435,000	432,820
5.040%, 05/01/27 (f)	335,000	337,924
5.150%, 05/01/30	675,000	687,157
5.705%, 05/01/40 (f)	550,000	568,664
L3Harris Technologies, Inc. 5.400%, 07/31/33	704,000	731,980
Northrop Grumman Corp. 3.850%, 04/15/45	182,000	152,871
RTX Corp.
2.820%, 09/01/51	1,260,000	832,969
3.750%, 11/01/46	550,000	436,693
4.350%, 04/15/47	133,000	115,651
4.500%, 06/01/42	550,000	499,462
5.150%, 02/27/33	582,000	593,142

		8,601,937

Agriculture—0.3%
Altria Group, Inc. 2.450%, 02/04/32	1,250,000	1,019,337
BAT Capital Corp.
2.259%, 03/25/28	465,000	416,075
3.734%, 09/25/40	310,000	227,883
4.390%, 08/15/37	660,000	552,638
4.540%, 08/15/47	544,000	417,645
BAT International Finance PLC 1.668%, 03/25/26	345,000	320,457
Bunge Ltd. Finance Corp. 2.750%, 05/14/31	1,205,000	1,048,799
Reynolds American, Inc. 7.000%, 08/04/41	570,000	589,112

		4,591,946

Airlines—0.6%
Air Canada Pass-Through Trust
3.300%, 07/15/31 (144A)	380,928	341,850
3.550%, 07/15/31 (144A)	540,144	473,553
4.125%, 11/15/26 (144A)	621,391	598,090
British Airways Pass-Through Trust
3.300%, 06/15/34 (144A)	472,703	420,053
3.800%, 03/20/33 (144A)	423,493	395,898
4.125%, 03/20/33 (144A)	569,223	517,577
Continental Airlines Pass-Through Trust 4.000%, 04/29/26	101,062	98,817
Delta Air Lines Pass-Through Trust 2.000%, 12/10/29	327,359	290,297
Spirit Airlines Pass-Through Trust 3.375%, 08/15/31	213,273	185,025
United Airlines Pass-Through Trust
3.100%, 04/07/30	663,775	578,875
3.500%, 09/01/31	677,517	617,049
3.700%, 09/01/31	930,447	813,173
4.000%, 10/11/27	320,498	306,097
4.150%, 02/25/33	1,017,741	937,932
4.300%, 02/15/27	461,412	447,116
4.600%, 09/01/27	451,423	428,680

		7,450,082

Auto Manufacturers—0.4%
General Motors Financial Co., Inc.
1.250%, 01/08/26	1,376,000	1,273,098
2.350%, 01/08/31	424,000	350,507
2.700%, 06/10/31	1,050,000	880,381
Hyundai Capital America
1.500%, 06/15/26 (144A)	645,000	589,006
1.800%, 01/10/28 (144A)	635,000	556,752
2.375%, 10/15/27 (144A)	400,000	360,259
3.000%, 02/10/27 (144A)	240,000	224,286
Stellantis Finance U.S., Inc. 2.691%, 09/15/31 (144A)	606,000	507,022
Volkswagen Group of America Finance LLC 1.625%, 11/24/27 (144A)	300,000	264,536

		5,005,847

Auto Parts & Equipment—0.0%
Lear Corp. 2.600%, 01/15/32	355,000	287,286

Banks—8.0%
ABN AMRO Bank NV
2.470%, 1Y H15 + 1.100%, 12/13/29 (144A) (a)	200,000	175,942
6.575%, 1Y H15 + 1.550%, 10/13/26 (144A) (a)	1,100,000	1,118,003
AIB Group PLC 4.263%, 04/10/25 (144A)	425,000	422,736
Australia & New Zealand Banking Group Ltd. 4.400%, 05/19/26 (144A)	200,000	195,098
Banco Nacional de Panama 2.500%, 08/11/30 (144A)	950,000	702,335

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Banco Santander SA
1.722%, 1Y H15 + 0.900%, 09/14/27 (a)	200,000	$180,865
2.746%, 05/28/25	600,000	578,884
5.147%, 08/18/25	200,000	198,844
5.588%, 08/08/28	1,600,000	1,631,406
6.607%, 11/07/28	1,000,000	1,064,474
Bank of America Corp.
1.898%, SOFR + 1.530%, 07/23/31 (a)	445,000	364,038
2.087%, SOFR + 1.060%, 06/14/29 (a)	1,018,000	897,182
2.572%, SOFR + 1.210%, 10/20/32 (a) (f)	855,000	708,856
3.705%, 3M TSFR + 1.774%, 04/24/28 (a)	2,500,000	2,387,261
3.970%, 3M TSFR + 1.332%, 03/05/29 (a)	382,000	364,853
4.250%, 10/22/26	520,000	510,544
4.376%, SOFR + 1.580%, 04/27/28 (a)	1,100,000	1,075,029
5.202%, SOFR + 1.630%, 04/25/29 (a)	1,460,000	1,469,032
5.819%, SOFR + 1.570%, 09/15/29 (a)	1,580,000	1,630,993
Bank of Ireland Group PLC
2.029%, 1Y H15 + 1.100%, 09/30/27 (144A) (a)	655,000	597,231
6.253%, 1Y H15 + 2.650%, 09/16/26 (144A) (a)	1,218,000	1,230,850
Bank of Montreal
3.803%, 5Y USD Swap + 1.432%, 12/15/32 (a) (f)	433,000	398,325
5.717%, 09/25/28	960,000	994,868
Bank of New York Mellon Corp. 6.474%, SOFR + 1.845%, 10/25/34 (a)	620,000	686,764
Bank of Nova Scotia 4.850%, 02/01/30	1,040,000	1,038,211
Banque Federative du Credit Mutuel SA
1.604%, 10/04/26 (144A)	840,000	767,672
5.790%, 07/13/28 (144A)	855,000	882,716
5.896%, 07/13/26 (144A)	995,000	1,015,816
Barclays PLC
2.894%, 1Y H15 + 1.300%, 11/24/32 (a)	460,000	377,007
6.496%, SOFR + 1.880%, 09/13/27 (a)	1,655,000	1,701,502
BNP Paribas SA
2.159%, SOFR + 1.218%, 09/15/29 (144A) (a)	1,346,000	1,170,694
2.219%, SOFR + 2.074%, 06/09/26 (144A) (a)	402,000	383,727
3.132%, SOFR + 1.561%, 01/20/33 (144A) (a)	586,000	497,943
BPCE SA
1.000%, 01/20/26 (144A)	570,000	524,580
1.652%, SOFR + 1.520%, 10/06/26 (144A) (a)	534,000	496,970
2.277%, SOFR + 1.312%, 01/20/32 (144A) (a)	415,000	332,423
3.375%, 12/02/26	700,000	674,521
4.625%, 07/11/24 (144A)	400,000	395,636
Citigroup, Inc.
2.561%, SOFR + 1.167%, 05/01/32 (a)	915,000	763,410
3.057%, SOFR + 1.351%, 01/25/33 (a)	527,000	449,627
3.878%, 3M TSFR + 1.430%, 01/24/39 (a)	150,000	129,369
4.300%, 11/20/26	750,000	734,994
4.450%, 09/29/27	1,294,000	1,264,249
Commonwealth Bank of Australia 3.305%, 03/11/41 (144A) †	355,000	257,052
Cooperatieve Rabobank UA
3.750%, 07/21/26	513,000	491,143
4.375%, 08/04/25	424,000	416,331

Banks—(Continued)
Credit Agricole SA
1.247%, SOFR + 0.892%, 01/26/27 (144A) (a)	2,283,000	2,101,889
1.907%, SOFR + 1.676%, 06/16/26 (144A) (a)	750,000	711,436
2.811%, 01/11/41 (144A) †	410,000	282,035
4.375%, 03/17/25 (144A)	295,000	289,864
Credit Suisse AG
1.250%, 08/07/26	1,750,000	1,587,546
7.950%, 01/09/25	1,073,000	1,096,629
Danske Bank AS 6.466%, 1Y H15 + 2.100%, 01/09/26 (144A) (a)	440,000	443,119
Deutsche Bank AG
2.129%, SOFR + 1.870%, 11/24/26 (a)	615,000	576,451
3.547%, SOFR + 3.043%, 09/18/31 (a)	1,600,000	1,403,934
Discover Bank 4.250%, 03/13/26	1,229,000	1,190,670
DNB Bank ASA 1.605%, 1Y H15 + 0.680%, 03/30/28 (144A) (a)	1,030,000	917,792
Federation des Caisses Desjardins du Quebec 5.700%, 03/14/28 (144A)	700,000	720,366
Fifth Third Bancorp 8.250%, 03/01/38	200,000	236,561
Goldman Sachs Group, Inc.
1.431%, SOFR + 0.798%, 03/09/27 (a)	2,000,000	1,844,175
1.948%, SOFR + 0.913%, 10/21/27 (a)	781,000	714,475
1.992%, SOFR + 1.090%, 01/27/32 (a)	950,000	767,589
2.640%, SOFR + 1.114%, 02/24/28 (a)	920,000	852,849
3.691%, 3M TSFR + 1.772%, 06/05/28 (a)	2,614,000	2,497,512
4.411%, 3M TSFR + 1.692%, 04/23/39 (a)	445,000	402,390
6.484%, SOFR + 1.770%, 10/24/29 (a)	840,000	891,280
HSBC Holdings PLC
2.206%, SOFR + 1.285%, 08/17/29 (a)	630,000	549,943
2.357%, SOFR + 1.947%, 08/18/31 (a)	890,000	737,076
3.900%, 05/25/26	200,000	194,688
4.041%, 3M TSFR + 1.808%, 03/13/28 (a)	432,000	416,151
4.292%, 3M TSFR + 1.609%, 09/12/26 (a)	300,000	293,654
6.100%, 01/14/42	370,000	418,914
6.500%, 09/15/37	930,000	973,156
7.390%, SOFR + 3.350%, 11/03/28 (a)	910,000	975,099
ING Groep NV
1.726%, SOFR + 1.005%, 04/01/27 (a)	285,000	263,651
6.083%, SOFR + 1.560%, 09/11/27 (a)	240,000	244,921
KeyCorp 4.789%, SOFR + 2.060%, 06/01/33 (a)	170,000	156,076
Lloyds Banking Group PLC
1.627%, 1Y H15 + 0.850%, 05/11/27 (a)	720,000	659,700
4.500%, 11/04/24	685,000	676,752
4.582%, 12/10/25	400,000	391,458
Macquarie Bank Ltd. 3.052%, 5Y H15 + 1.700%, 03/03/36 (144A) (a)	825,000	663,917
Macquarie Group Ltd.
5.033%, 01/15/30 (144A)	1,820,000	1,800,194
6.207%, 11/22/24 (144A)	913,000	918,376
Mitsubishi UFJ Financial Group, Inc.
1.538%, 1Y H15 + 0.750%, 07/20/27 (a)	660,000	603,054
2.048%, 07/17/30	1,020,000	858,066
3.751%, 07/18/39 (f)	615,000	538,124

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Mizuho Financial Group, Inc.
1.234%, 1Y H15 + 0.670%, 05/22/27 (a)	772,000	$703,354
2.226%, 3M TSFR + 1.092%, 05/25/26 (a)	795,000	759,730
2.869%, 3M TSFR + 1.572%, 09/13/30 (a)	539,000	476,290
5.778%, 1Y H15 + 1.650%, 07/06/29 (a)	790,000	812,659
Morgan Stanley
2.720%, SOFR + 1.152%, 07/22/25 (a)	251,000	246,857
3.591%, 07/22/28 (a)	1,067,000	1,018,605
3.772%, 3M TSFR + 1.402%, 01/24/29 (a)	278,000	265,124
4.300%, 01/27/45	400,000	360,689
4.431%, 3M TSFR + 1.890%, 01/23/30 (a)	1,157,000	1,126,892
4.457%, 3M TSFR + 1.693%, 04/22/39 (a)	850,000	786,431
5.123%, SOFR + 1.730%, 02/01/29 (a)	380,000	381,728
5.164%, SOFR + 1.590%, 04/20/29 (a)	1,215,000	1,221,945
5.449%, SOFR + 1.630%, 07/20/29 (a) (f)	275,000	280,212
National Australia Bank Ltd.
2.332%, 08/21/30 (144A)	470,000	382,885
3.933%, 5Y H15 + 1.880%, 08/02/34 (144A) (a)	800,000	725,097
NatWest Group PLC
3.754%, 5Y H15 + 2.100%, 11/01/29 (a)	700,000	682,824
4.269%, 03/22/25	480,000	478,297
4.800%, 04/05/26	1,037,000	1,027,435
4.892%, 05/18/29 (f)	290,000	284,687
5.076%, 01/27/30	565,000	556,165
5.808%, 1Y H15 + 1.950%, 09/13/29 (a) (f)	570,000	584,359
Nordea Bank Abp 5.375%, 09/22/27 (144A) (f)	555,000	564,201
PNC Financial Services Group, Inc. 5.068%, SOFR + 1.933%, 01/24/34 (a)	964,000	943,236
Santander U.K. Group Holdings PLC
1.673%, SOFR + 0.989%, 06/14/27 (a)	680,000	618,167
6.534%, SOFR + 2.600%, 01/10/29 (a)	1,300,000	1,345,037
6.833%, SOFR + 2.749%, 11/21/26 (a)	871,000	886,986
Societe Generale SA
1.488%, 1Y H15 + 1.100%, 12/14/26 (144A) (a)	1,552,000	1,428,439
1.792%, 1Y H15 + 1.000%, 06/09/27 (144A) (a)	720,000	655,339
2.889%, 1Y H15 + 1.300%, 06/09/32 (144A) (a)	1,670,000	1,377,937
4.250%, 04/14/25 (144A)	785,000	766,894
Standard Chartered PLC
1.456%, 1Y H15 + 1.000%, 01/14/27 (144A) (a)	1,073,000	982,548
2.819%, 01/30/26 (144A)	740,000	715,456
4.866%, 5Y USD ICE Swap + 1.970%, 03/15/33 (144A) (a)	300,000	282,097
Sumitomo Mitsui Financial Group, Inc.
3.010%, 10/19/26	212,000	201,886
3.040%, 07/16/29	1,020,000	928,597
5.520%, 01/13/28	960,000	982,557
5.710%, 01/13/30	960,000	996,698
Swedbank AB 6.136%, 09/12/26 (144A)	885,000	902,489
Toronto-Dominion Bank
5.523%, 07/17/28	520,000	535,361
5.532%, 07/17/26	1,390,000	1,416,409
Truist Financial Corp.
6.047%, SOFR + 2.050%, 06/08/27 (a)	900,000	915,852
7.161%, SOFR + 2.446%, 10/30/29 (a)	1,070,000	1,155,635

Banks—(Continued)
UBS Group AG
1.305%, SOFR + 0.980%, 02/02/27 (144A) (a)	810,000	741,333
2.193%, SOFR + 2.044%, 06/05/26 (144A) (a)	360,000	342,354
2.593%, SOFR + 1.560%, 09/11/25 (144A) (a)	314,000	307,181
3.869%, 01/12/29 (144A)	905,000	853,112
4.282%, 01/09/28 (144A)	783,000	758,406
UniCredit SpA
1.982%, 1Y H15 + 1.200%, 06/03/27 (144A) (a) (f)	345,000	315,466
2.569%, 1Y H15 + 2.300%, 09/22/26 (144A) (a)	710,000	667,431
Wells Fargo & Co.
4.650%, 11/04/44	595,000	522,414
5.375%, 11/02/43	1,005,000	978,571
5.557%, SOFR + 1.990%, 07/25/34 (a)	425,000	432,696
5.574%, SOFR + 1.740%, 07/25/29 (a)	1,220,000	1,245,703
Westpac Banking Corp.
3.133%, 11/18/41	693,000	484,652
4.322%, 5Y USD SOFR ICE Swap + 2.236%, 11/23/31 (a)	1,050,000	1,009,517

		106,634,460

Beverages—0.3%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.700%, 02/01/36 (f)	1,103,000	1,099,401
Anheuser-Busch InBev Finance, Inc. 4.625%, 02/01/44	185,000	176,095
Anheuser-Busch InBev Worldwide, Inc.
4.375%, 04/15/38	1,300,000	1,232,821
4.439%, 10/06/48	950,000	874,508
Coca-Cola Femsa SAB de CV
1.850%, 09/01/32	515,000	409,624
2.750%, 01/22/30 (f)	276,000	247,089
Constellation Brands, Inc. 5.250%, 11/15/48	180,000	178,177
Molson Coors Beverage Co. 4.200%, 07/15/46	249,000	212,176

		4,429,891

Biotechnology—0.4%
Amgen, Inc.
3.000%, 01/15/52	595,000	415,477
5.250%, 03/02/33 (f)	955,000	979,097
5.600%, 03/02/43	500,000	516,655
5.650%, 03/02/53	515,000	541,824
Baxalta, Inc. 5.250%, 06/23/45	27,000	26,896
Gilead Sciences, Inc. 2.600%, 10/01/40	945,000	695,928
Regeneron Pharmaceuticals, Inc. 1.750%, 09/15/30	1,000,000	822,209
Royalty Pharma PLC
1.200%, 09/02/25	303,000	282,706
2.150%, 09/02/31	447,000	365,114

		4,645,906

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Building Materials—0.1%
CRH America Finance, Inc. 3.400%, 05/09/27 (144A)	214,000	$204,287
Martin Marietta Materials, Inc. 3.450%, 06/01/27	499,000	477,608
Masco Corp.
2.000%, 10/01/30	260,000	214,357
6.500%, 08/15/32	720,000	785,009

		1,681,261

Chemicals—0.1%
Albemarle Corp. 5.450%, 12/01/44	350,000	325,824
DuPont de Nemours, Inc. 5.319%, 11/15/38	945,000	969,261
Nutrien Ltd. 4.125%, 03/15/35	620,000	573,075

		1,868,160

Commercial Services—0.6%
Element Fleet Management Corp. 6.319%, 12/04/28 (144A)	610,000	629,988
ERAC USA Finance LLC 7.000%, 10/15/37 (144A)	500,000	584,296
Ford Foundation 2.815%, 06/01/70	275,000	175,298
Global Payments, Inc.
2.900%, 05/15/30 (f)	211,000	185,592
2.900%, 11/15/31 (f)	404,000	345,577
3.200%, 08/15/29	1,437,000	1,302,339
5.300%, 08/15/29	272,000	273,778
Pepperdine University 3.301%, 12/01/59	450,000	309,223
Quanta Services, Inc.
2.350%, 01/15/32	855,000	707,513
2.900%, 10/01/30	1,110,000	973,993
S&P Global, Inc. 2.900%, 03/01/32	581,000	518,588
Triton Container International Ltd. 1.150%, 06/07/24 (144A)	850,000	829,372
University of Southern California 3.226%, 10/01/2120	440,000	271,710
Verisk Analytics, Inc. 5.750%, 04/01/33	635,000	681,090

		7,788,357

Computers—0.1%
Apple, Inc. 2.700%, 08/05/51	965,000	663,551
CGI, Inc.
2.300%, 09/14/31	1,184,000	968,016
Leidos, Inc. 2.300%, 02/15/31	365,000	305,507

		1,937,074

Cosmetics/Personal Care—0.1%
Haleon U.S. Capital LLC 3.375%, 03/24/29	780,000	737,686

Distribution/Wholesale—0.0%
WW Grainger, Inc. 4.600%, 06/15/45	190,000	182,640

Diversified Financial Services—1.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.750%, 01/30/26	393,000	364,950
2.450%, 10/29/26	990,000	916,662
3.000%, 10/29/28	485,000	442,799
3.300%, 01/30/32	460,000	400,352
6.100%, 01/15/27	990,000	1,011,125
6.450%, 04/15/27 (144A)	752,000	778,633
6.500%, 07/15/25	208,000	210,635
Air Lease Corp. 3.250%, 10/01/29	1,065,000	962,027
Aviation Capital Group LLC 5.500%, 12/15/24 (144A)	698,000	694,131
Avolon Holdings Funding Ltd.
2.125%, 02/21/26 (144A)	445,000	412,346
2.528%, 11/18/27 (144A)	5,211,000	4,616,114
2.875%, 02/15/25 (144A)	1,839,000	1,773,779
4.250%, 04/15/26 (144A)	885,000	854,745
4.375%, 05/01/26 (144A)	540,000	522,500
5.250%, 05/15/24 (144A)	805,000	800,591
5.500%, 01/15/26 (144A)	1,140,000	1,132,625
Brookfield Finance, Inc.
3.900%, 01/25/28 (f)	358,000	344,788
4.700%, 09/20/47	84,000	73,016
4.850%, 03/29/29	485,000	481,974
Capital One Financial Corp.
1.878%, SOFR + 0.855%, 11/02/27 (a)	324,000	291,428
2.618%, SOFR + 1.265%, 11/02/32 (a)	735,000	587,982
4.200%, 10/29/25	200,000	196,072
4.985%, SOFR + 2.160%, 07/24/26 (a)	540,000	533,761
6.312%, SOFR + 2.640%, 06/08/29 (a)	570,000	584,769
LSEGA Financing PLC 2.000%, 04/06/28 (144A)	1,445,000	1,293,011
Mitsubishi HC Finance America LLC 5.807%, 09/12/28 (144A)	915,000	944,980
Nasdaq, Inc. 5.550%, 02/15/34	300,000	311,655
Nomura Holdings, Inc.
2.648%, 01/16/25	845,000	819,791
2.679%, 07/16/30	540,000	460,201
Park Aerospace Holdings Ltd. 5.500%, 02/15/24 (144A)	96,000	95,821

		22,913,263

Electric—2.5%
AEP Transmission Co. LLC 3.150%, 09/15/49	225,000	161,377
Baltimore Gas & Electric Co. 5.200%, 06/15/33	1,510,000	1,528,943

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Berkshire Hathaway Energy Co. 6.125%, 04/01/36	325,000	$352,183
Cleveland Electric Illuminating Co. 4.550%, 11/15/30 (144A)	250,000	236,926
Constellation Energy Generation LLC
5.750%, 10/01/41	260,000	259,094
5.800%, 03/01/33	790,000	830,349
6.250%, 10/01/39	160,000	171,063
Consumers Energy Co. 4.350%, 08/31/64	191,000	158,838
Delmarva Power & Light Co. 4.150%, 05/15/45	500,000	415,300
Dominion Energy, Inc. 2.850%, 08/15/26	183,000	172,394
DTE Electric Co. 5.700%, 10/01/37	300,000	307,090
DTE Electric Securitization Funding II LLC 6.090%, 09/01/38	600,000	661,562
Duke Energy Corp. 6.100%, 09/15/53	660,000	714,804
Duke Energy Indiana LLC 3.750%, 05/15/46	350,000	278,345
Duke Energy Progress LLC
2.900%, 08/15/51	470,000	317,239
4.100%, 03/15/43	200,000	170,513
4.375%, 03/30/44	247,000	217,826
5.700%, 04/01/35	360,000	374,701
Duquesne Light Holdings, Inc.
2.532%, 10/01/30 (144A)	450,000	374,179
2.775%, 01/07/32 (144A)	280,000	223,587
3.616%, 08/01/27 (144A)	1,050,000	980,937
Emera U.S. Finance LP 4.750%, 06/15/46	500,000	411,355
Enel Finance International NV 3.500%, 04/06/28 (144A)	465,000	435,698
Entergy Arkansas LLC 2.650%, 06/15/51	285,000	179,178
Entergy Corp. 2.950%, 09/01/26	194,000	184,196
Entergy Louisiana LLC
2.900%, 03/15/51	390,000	260,071
3.050%, 06/01/31	195,000	172,000
Evergy Metro, Inc. 5.300%, 10/01/41	315,000	311,667
Fells Point Funding Trust 3.046%, 01/31/27 (144A)	1,895,000	1,785,937
Florida Power & Light Co. 5.625%, 04/01/34	1,250,000	1,336,580
Fortis, Inc. 3.055%, 10/04/26	929,000	881,863
ITC Holdings Corp.
2.950%, 05/14/30 (144A)	330,000	289,962
Jersey Central Power & Light Co. 6.150%, 06/01/37	200,000	211,690
Massachusetts Electric Co. 4.004%, 08/15/46 (144A)	402,000	309,501

Electric—(Continued)
Mid-Atlantic Interstate Transmission LLC 4.100%, 05/15/28 (144A)	340,000	328,274
Nevada Power Co.
5.375%, 09/15/40	223,000	221,797
6.650%, 04/01/36	360,000	396,147
New England Power Co. 3.800%, 12/05/47 (144A)	280,000	220,512
New York State Electric & Gas Corp. 3.250%, 12/01/26 (144A)	434,000	408,949
Niagara Mohawk Power Corp. 1.960%, 06/27/30 (144A)	700,000	580,832
Northern States Power Co. 6.500%, 03/01/28	628,000	665,426
NRG Energy, Inc.
2.000%, 12/02/25 (144A)	560,000	525,029
2.450%, 12/02/27 (144A)	625,000	563,491
Ohio Power Co. 2.900%, 10/01/51	635,000	430,024
Oncor Electric Delivery Co. LLC 3.100%, 09/15/49	670,000	479,253
Pacific Gas & Electric Co.
2.950%, 03/01/26	1,905,000	1,804,356
3.450%, 07/01/25	600,000	580,675
3.750%, 08/15/42	245,000	180,789
4.300%, 03/15/45	420,000	328,645
6.400%, 06/15/33	615,000	647,114
6.750%, 01/15/53	40,000	43,509
Pennsylvania Electric Co. 3.250%, 03/15/28 (144A)	113,000	105,289
PG&E Recovery Funding LLC 5.536%, 07/15/49	630,000	651,500
PG&E Wildfire Recovery Funding LLC
4.263%, 06/01/38	465,000	440,507
5.099%, 06/01/54	675,000	675,177
5.212%, 12/01/49	360,000	360,670
Progress Energy, Inc. 7.000%, 10/30/31	200,000	225,638
Public Service Co. of Oklahoma 6.625%, 11/15/37	600,000	661,533
Puget Energy, Inc. 2.379%, 06/15/28	853,000	762,428
San Diego Gas & Electric Co. 2.950%, 08/15/51	635,000	446,913
SCE Recovery Funding LLC 4.697%, 06/15/42	626,444	617,733
Sigeco Securitization I LLC 5.026%, 11/15/38	616,000	620,364
Southern California Edison Co.
3.650%, 03/01/28	500,000	479,208
5.550%, 01/15/36	500,000	509,514
5.875%, 12/01/53	713,000	766,534
Southern Power Co. 5.150%, 09/15/41	400,000	378,288
Southwestern Public Service Co. 4.500%, 08/15/41	250,000	221,724

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Tampa Electric Co.
4.450%, 06/15/49	500,000	$429,691
Toledo Edison Co. 6.150%, 05/15/37	400,000	431,359
Virginia Electric & Power Co.
4.450%, 02/15/44	126,000	112,319
6.000%, 05/15/37	685,000	736,315

		33,714,474

Food—0.6%
Bimbo Bakeries USA, Inc. 4.000%, 05/17/51 (144A) (f)	695,000	556,382
Campbell Soup Co. 3.125%, 04/24/50	287,000	197,861
Conagra Brands, Inc. 5.300%, 11/01/38	205,000	200,692
J M Smucker Co. 6.200%, 11/15/33	325,000	354,473
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 6.750%, 03/15/34 (144A)	910,000	958,804
Kellanova 5.250%, 03/01/33	747,000	765,849
Kraft Heinz Foods Co.
4.375%, 06/01/46	460,000	401,483
4.625%, 10/01/39	600,000	557,711
Kroger Co. 8.000%, 09/15/29	610,000	696,582
McCormick & Co., Inc. 2.500%, 04/15/30	1,239,000	1,082,351
Smithfield Foods, Inc.
3.000%, 10/15/30 (144A)	1,160,000	952,270
5.200%, 04/01/29 (144A)	1,100,000	1,052,755

		7,777,213

Gas—0.4%
APA Infrastructure Ltd.
4.200%, 03/23/25 (144A)	700,000	689,625
4.250%, 07/15/27 (144A)	687,000	666,466
Atmos Energy Corp. 4.150%, 01/15/43	460,000	415,674
Brooklyn Union Gas Co. 4.273%, 03/15/48 (144A)	500,000	388,304
KeySpan Gas East Corp. 2.742%, 08/15/26 (144A)	345,000	321,681
NiSource, Inc.
1.700%, 02/15/31 (f)	570,000	461,820
2.950%, 09/01/29	465,000	424,677
Southern California Gas Co. 2.550%, 02/01/30	829,000	728,858
Southern Co. Gas Capital Corp.
3.950%, 10/01/46	212,000	164,231
4.400%, 06/01/43	375,000	317,376
6.000%, 10/01/34	1,000,000	1,007,247
Southwest Gas Corp. 3.800%, 09/29/46	332,000	248,236

		5,834,195

Healthcare-Services—1.0%
Aetna, Inc.
6.625%, 06/15/36	297,000	332,507
Bon Secours Mercy Health, Inc. 3.205%, 06/01/50	625,000	441,441
Children’s Hospital Corp.
2.585%, 02/01/50	430,000	278,865
2.928%, 07/15/50	540,000	355,175
CommonSpirit Health
1.547%, 10/01/25	435,000	407,338
2.782%, 10/01/30	430,000	372,838
3.910%, 10/01/50	425,000	334,546
Cottage Health Obligated Group 3.304%, 11/01/49	500,000	376,424
Elevance Health, Inc.
4.101%, 03/01/28	460,000	453,255
4.650%, 08/15/44	324,000	299,642
Hackensack Meridian Health, Inc.
2.675%, 09/01/41	1,180,000	840,226
2.875%, 09/01/50	700,000	484,815
Hartford HealthCare Corp. 3.447%, 07/01/54	1,100,000	783,859
HCA, Inc.
3.500%, 07/15/51	397,000	279,556
5.125%, 06/15/39	565,000	538,392
5.250%, 06/15/26	1,540,000	1,547,508
5.500%, 06/15/47	445,000	428,410
Memorial Health Services 3.447%, 11/01/49	995,000	754,053
MultiCare Health System 2.803%, 08/15/50	365,000	228,908
MyMichigan Health 3.409%, 06/01/50	245,000	175,369
Nationwide Children’s Hospital, Inc. 4.556%, 11/01/52	181,000	169,488
NYU Langone Hospitals 3.380%, 07/01/55	410,000	291,440
Piedmont Healthcare, Inc. 2.864%, 01/01/52	620,000	413,713
Providence St Joseph Health Obligated Group 2.746%, 10/01/26	210,000	197,397
Texas Health Resources
2.328%, 11/15/50	340,000	205,813
4.330%, 11/15/55	250,000	222,384
UnitedHealth Group, Inc.
3.250%, 05/15/51	900,000	681,585
5.875%, 02/15/53	405,000	458,697
Yale-New Haven Health Services Corp. 2.496%, 07/01/50	580,000	360,121

		12,713,765

Insurance—0.7%
AIG SunAmerica Global Financing X 6.900%, 03/15/32 (144A)	500,000	547,486
Athene Global Funding
1.450%, 01/08/26 (144A)	420,000	386,876

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Athene Global Funding
2.500%, 01/14/25 (144A)	115,000	$110,773
2.750%, 06/25/24 (144A)	890,000	875,460
2.950%, 11/12/26 (144A)	2,125,000	1,979,338
Berkshire Hathaway Finance Corp.
3.850%, 03/15/52	620,000	518,048
4.300%, 05/15/43	831,000	777,579
Corebridge Financial, Inc. 3.850%, 04/05/29	390,000	367,497
F&G Global Funding 1.750%, 06/30/26 (144A)	585,000	529,305
Guardian Life Insurance Co. of America 4.850%, 01/24/77 (144A) †	156,000	132,839
Hanover Insurance Group, Inc. 2.500%, 09/01/30	380,000	311,329
Hartford Financial Services Group, Inc. 4.300%, 04/15/43	400,000	340,376
High Street Funding Trust I 4.111%, 02/15/28 (144A)	503,000	475,835
Liberty Mutual Insurance Co. 8.500%, 05/15/25 (144A)	800,000	823,147
New York Life Global Funding 3.000%, 01/10/28 (144A)	485,000	455,428
New York Life Insurance Co. 4.450%, 05/15/69 (144A)	625,000	534,782
Northwestern Mutual Global Funding 1.700%, 06/01/28 (144A)	620,000	544,159
Pacific Life Insurance Co. 4.300%, 10/24/67 (144A)	200,000	158,756

		9,869,013

Internet—0.2%
Amazon.com, Inc. 3.950%, 04/13/52	1,270,000	1,111,226
Meta Platforms, Inc. 5.600%, 05/15/53	835,000	905,002

		2,016,228

Iron/Steel—0.2%
Nucor Corp. 2.979%, 12/15/55	250,000	168,808
Reliance Steel & Aluminum Co. 1.300%, 08/15/25	1,810,000	1,692,947
Steel Dynamics, Inc. 1.650%, 10/15/27	630,000	560,629

		2,422,384

Machinery-Diversified—0.2%
nVent Finance SARL 4.550%, 04/15/28	562,000	545,939
Otis Worldwide Corp.
2.565%, 02/15/30	1,110,000	987,025
5.250%, 08/16/28	770,000	791,384

		2,324,348

Media—0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.500%, 03/01/42	775,000	539,079
3.700%, 04/01/51	840,000	546,361
4.800%, 03/01/50	935,000	723,757
6.834%, 10/23/55	400,000	399,326
Comcast Corp.
2.887%, 11/01/51	1,131,000	765,067
2.937%, 11/01/56	663,000	436,068
2.987%, 11/01/63	42,000	27,071
3.900%, 03/01/38	591,000	528,325
4.200%, 08/15/34	556,000	531,336
Cox Communications, Inc. 2.950%, 10/01/50 (144A)	630,000	402,904
Discovery Communications LLC 5.200%, 09/20/47 (f)	485,000	417,830
Paramount Global
4.850%, 07/01/42	255,000	204,581
5.900%, 10/15/40	125,000	113,003
TCI Communications, Inc. 7.125%, 02/15/28	801,000	875,625
Time Warner Cable LLC 5.500%, 09/01/41	1,000,000	865,085

		7,375,418

Mining—0.3%
Barrick Gold Corp. 6.450%, 10/15/35	300,000	330,778
BHP Billiton Finance USA Ltd. 5.250%, 09/08/30 (f)	1,130,000	1,170,684
Glencore Funding LLC 2.500%, 09/01/30 (144A) (f)	2,270,000	1,947,565

		3,449,027

Miscellaneous Manufacturing—0.0%
Parker-Hannifin Corp. 4.450%, 11/21/44	333,000	301,080

Oil & Gas—0.7%
Aker BP ASA 2.000%, 07/15/26 (144A)	262,000	241,464
BP Capital Markets America, Inc. 2.939%, 06/04/51	1,260,000	872,773
Coterra Energy, Inc. 3.900%, 05/15/27	710,000	686,918
Ecopetrol SA 4.125%, 01/16/25	433,000	423,086
EQT Corp. 3.900%, 10/01/27 (f)	200,000	191,329
Exxon Mobil Corp. 2.995%, 08/16/39	690,000	553,822
HF Sinclair Corp. 5.875%, 04/01/26	409,000	413,084
Jonah Energy LLC 7.800%, 11/10/37	1,657,141	1,631,290

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Phillips 66 Co.
3.150%, 12/15/29	330,000	$301,875
3.550%, 10/01/26	100,000	96,412
4.900%, 10/01/46	560,000	522,698
Pioneer Natural Resources Co. 1.900%, 08/15/30 (f)	800,000	679,207
Suncor Energy, Inc.
5.950%, 12/01/34	668,000	699,086
7.875%, 06/15/26	544,000	576,713
TotalEnergies Capital International SA
2.986%, 06/29/41	900,000	699,393
3.127%, 05/29/50	870,000	637,765
3.461%, 07/12/49	660,000	520,888
Valero Energy Corp. 7.500%, 04/15/32	126,000	144,902

		9,892,705

Oil & Gas Services—0.0%
Halliburton Co.
4.750%, 08/01/43	215,000	201,598
4.850%, 11/15/35	270,000	265,729

		467,327

Packaging & Containers—0.1%
Graphic Packaging International LLC 1.512%, 04/15/26 (144A)	894,000	811,259

Pharmaceuticals—0.8%
AbbVie, Inc.
4.050%, 11/21/39	1,682,000	1,518,756
4.400%, 11/06/42	600,000	556,301
4.450%, 05/14/46	220,000	201,988
AstraZeneca PLC 6.450%, 09/15/37	350,000	409,040
Becton Dickinson & Co. 3.794%, 05/20/50	103,000	83,912
Bristol-Myers Squibb Co.
4.125%, 06/15/39 (f)	527,000	474,855
4.550%, 02/20/48	427,000	386,648
Cigna Group 4.800%, 07/15/46	156,000	145,165
CVS Health Corp.
4.300%, 03/25/28 (f)	179,000	175,965
5.050%, 03/25/48	2,065,000	1,931,411
CVS Pass-Through Trust
4.704%, 01/10/36 (144A)	605,028	561,803
5.773%, 01/10/33 (144A)	557,686	553,695
8.353%, 07/10/31 (144A)	109,685	118,418
Mylan, Inc. 4.550%, 04/15/28	350,000	339,599
Pfizer Investment Enterprises Pte. Ltd. 5.300%, 05/19/53	1,265,000	1,291,418
Takeda Pharmaceutical Co. Ltd.
3.025%, 07/09/40 (f)	945,000	726,283
3.175%, 07/09/50	440,000	314,640

Pharmaceuticals—(Continued)
Zoetis, Inc. 2.000%, 05/15/30	590,000	508,031

		10,297,928

Pipelines—0.7%
Boardwalk Pipelines LP 3.400%, 02/15/31	630,000	562,970
Cameron LNG LLC 3.701%, 01/15/39 (144A)	769,000	651,734
Enbridge, Inc. 5.700%, 03/08/33 (f)	680,000	706,790
Energy Transfer LP
3.900%, 07/15/26	117,000	113,708
4.150%, 09/15/29	443,000	422,111
4.950%, 05/15/28	290,000	288,541
4.950%, 01/15/43	394,000	342,548
5.300%, 04/01/44	200,000	184,023
5.500%, 06/01/27	167,000	169,034
6.000%, 06/15/48	270,000	272,005
6.100%, 02/15/42	500,000	501,228
Enterprise Products Operating LLC
4.950%, 10/15/54	179,000	172,881
5.100%, 02/15/45	200,000	196,255
Flex Intermediate Holdco LLC
3.363%, 06/30/31 (144A)	1,100,000	900,380
4.317%, 12/30/39 (144A)	425,000	309,993
Galaxy Pipeline Assets Bidco Ltd. 2.940%, 09/30/40 (144A)	746,496	614,203
Gray Oak Pipeline LLC 2.600%, 10/15/25 (144A)	1,300,000	1,232,148
Kinder Morgan, Inc. 5.050%, 02/15/46	250,000	223,046
ONEOK Partners LP 6.650%, 10/01/36	950,000	1,033,501
Sabine Pass Liquefaction LLC 4.500%, 05/15/30 (f)	400,000	390,906
Southern Natural Gas Co. LLC 4.800%, 03/15/47 (144A)	244,000	204,321
TransCanada PipeLines Ltd. 4.750%, 05/15/38	300,000	278,006

		9,770,332

Real Estate—0.1%
GAIF Bond Issuer Pty. Ltd. 3.400%, 09/30/26 (144A)	632,000	597,777
Ontario Teachers’ Cadillac Fairview Properties Trust 3.875%, 03/20/27 (144A)	603,000	572,259

		1,170,036

Real Estate Investment Trusts—1.7%
Alexandria Real Estate Equities, Inc.
1.875%, 02/01/33	410,000	319,171
2.000%, 05/18/32	710,000	569,564
3.800%, 04/15/26	175,000	170,048
4.000%, 02/01/50	566,000	447,162

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
American Tower Corp.
1.500%, 01/31/28	965,000	$843,041
1.875%, 10/15/30	845,000	692,633
2.100%, 06/15/30	470,000	394,242
2.950%, 01/15/51	255,000	169,946
3.100%, 06/15/50	390,000	265,818
3.375%, 10/15/26	287,000	274,921
3.700%, 10/15/49	665,000	503,398
Brixmor Operating Partnership LP
2.250%, 04/01/28	600,000	532,800
2.500%, 08/16/31 (f)	325,000	272,600
3.850%, 02/01/25	500,000	489,223
Corporate Office Properties LP 2.750%, 04/15/31	1,153,000	931,959
Equinix, Inc.
2.000%, 05/15/28	1,388,000	1,237,946
2.900%, 11/18/26	875,000	830,955
Essex Portfolio LP
2.650%, 03/15/32 (f)	565,000	471,850
Extra Space Storage LP
2.400%, 10/15/31	390,000	321,737
3.500%, 07/01/26	1,000,000	959,739
5.900%, 01/15/31	650,000	678,420
Goodman U.S. Finance Three LLC 3.700%, 03/15/28 (144A)	387,000	360,008
Healthcare Realty Holdings LP 2.000%, 03/15/31	470,000	376,169
Healthpeak OP LLC 3.500%, 07/15/29	600,000	559,697
Mid-America Apartments LP 1.700%, 02/15/31	470,000	381,071
NNN REIT, Inc. 3.600%, 12/15/26	453,000	434,016
Physicians Realty LP 2.625%, 11/01/31	405,000	333,204
Prologis LP 2.250%, 04/15/30	200,000	174,835
Public Storage Operating Co. 2.250%, 11/09/31	411,000	351,358
Realty Income Corp. 3.000%, 01/15/27	200,000	189,774
Regency Centers LP 2.950%, 09/15/29	560,000	502,135
Sabra Health Care LP 3.200%, 12/01/31	660,000	539,874
Safehold GL Holdings LLC 2.800%, 06/15/31	2,220,000	1,824,100
Scentre Group Trust 1 3.500%, 02/12/25 (144A) (f)	720,000	704,349
Scentre Group Trust 2 4.750%, 5Y H15 + 4.379%, 09/24/80 (144A) (a) (f)	306,000	286,155
SITE Centers Corp. 4.700%, 06/01/27	226,000	222,250
UDR, Inc.
2.100%, 08/01/32	470,000	368,316
2.950%, 09/01/26	233,000	221,103

Real Estate Investment Trusts—(Continued)
UDR, Inc.
3.000%, 08/15/31	95,000	83,923
3.200%, 01/15/30	625,000	567,681
Ventas Realty LP
3.500%, 02/01/25	197,000	192,459
3.850%, 04/01/27	369,000	354,379
Welltower OP LLC
3.100%, 01/15/30	445,000	401,314
6.500%, 03/15/41	225,000	247,714
WP Carey, Inc.
2.250%, 04/01/33	845,000	657,651
4.250%, 10/01/26	285,000	278,440

		21,989,148

Retail—0.4%
7-Eleven, Inc.
1.800%, 02/10/31 (144A)	400,000	325,093
2.500%, 02/10/41 (144A)	409,000	282,256
Alimentation Couche-Tard, Inc.
3.439%, 05/13/41 (144A)	780,000	587,205
3.625%, 05/13/51 (144A)	870,000	641,528
3.800%, 01/25/50 (144A)	625,000	474,749
AutoZone, Inc. 1.650%, 01/15/31	530,000	429,923
Home Depot, Inc. 3.625%, 04/15/52 (f)	705,000	571,279
Lowe’s Cos., Inc.
1.700%, 10/15/30	1,085,000	901,129
2.625%, 04/01/31	700,000	612,527
McDonald’s Corp.
4.450%, 03/01/47	180,000	164,605
4.700%, 12/09/35	84,000	82,953
6.300%, 10/15/37	152,000	172,123

		5,245,370

Semiconductors—0.6%
Analog Devices, Inc. 2.800%, 10/01/41	722,000	537,440
Broadcom, Inc.
1.950%, 02/15/28 (144A)	1,800,000	1,614,667
3.137%, 11/15/35 (144A)	1,685,000	1,383,358
3.187%, 11/15/36 (144A)	465,000	376,815
Intel Corp.
5.625%, 02/10/43	178,000	190,281
5.700%, 02/10/53 (f)	1,030,000	1,113,543
KLA Corp. 3.300%, 03/01/50	610,000	465,599
NXP BV/NXP Funding LLC/NXP USA, Inc.
2.500%, 05/11/31	1,085,000	921,774
3.250%, 05/11/41	1,115,000	849,789
QUALCOMM, Inc. 4.500%, 05/20/52	460,000	429,548
Texas Instruments, Inc. 5.050%, 05/18/63	681,000	697,583

		8,580,397

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—0.4%
Fiserv, Inc. 4.400%, 07/01/49	295,000	$260,016
Oracle Corp.
2.300%, 03/25/28	630,000	574,034
3.800%, 11/15/37	900,000	764,804
3.850%, 07/15/36	124,000	108,032
3.900%, 05/15/35	106,000	94,517
4.300%, 07/08/34	103,000	96,173
4.900%, 02/06/33	820,000	816,270
5.550%, 02/06/53 (f)	580,000	580,162
VMware LLC
1.400%, 08/15/26	1,306,000	1,194,576
4.650%, 05/15/27 (f)	425,000	421,363

		4,909,947

Telecommunications—0.6%
AT&T, Inc.
2.750%, 06/01/31 (f)	620,000	543,540
3.550%, 09/15/55	396,000	284,715
3.650%, 06/01/51	2,795,000	2,104,825
Deutsche Telekom AG
3.625%, 01/21/50 (144A) (f)	276,000	221,142
NBN Co. Ltd. 2.625%, 05/05/31 (144A)	1,600,000	1,371,961
Rogers Communications, Inc. 4.550%, 03/15/52 (f)	545,000	475,286
Sprint Capital Corp. 6.875%, 11/15/28	362,000	392,238
Sprint LLC 7.625%, 03/01/26	248,000	259,091
T-Mobile USA, Inc.
3.600%, 11/15/60	385,000	280,215
5.050%, 07/15/33	905,000	912,037
Verizon Communications, Inc.
2.100%, 03/22/28	250,000	226,151
2.650%, 11/20/40	779,000	561,285
4.125%, 03/16/27	113,000	111,338
Vodafone Group PLC
5.625%, 02/10/53	275,000	277,286
6.150%, 02/27/37	500,000	540,872

		8,561,982

Transportation—0.2%
Burlington Northern Santa Fe LLC
3.550%, 02/15/50	233,000	187,646
7.950%, 08/15/30	1,185,000	1,399,858
Canadian Pacific Railway Co. 4.700%, 05/01/48	597,000	541,725
CSX Corp.
4.750%, 11/15/48	404,000	384,263
6.000%, 10/01/36	300,000	329,571
Norfolk Southern Corp. 3.942%, 11/01/47	219,000	182,681
Union Pacific Corp. 4.100%, 09/15/67	200,000	165,241

		3,190,985

Water—0.1%
American Water Capital Corp. 2.800%, 05/01/30	750,000	671,094

Total Corporate Bonds & Notes (Cost $390,494,192)		352,111,451

Asset-Backed Securities—12.0%

Asset-Backed - Automobile—3.4%
Carvana Auto Receivables Trust
5.920%, 07/10/29 (144A)	1,805,000	1,796,742
6.160%, 09/10/29 (144A)	1,430,000	1,473,329
Credit Acceptance Auto Loan Trust
0.960%, 02/15/30 (144A)	327,301	325,791
6.130%, 12/15/33 (144A)	2,370,000	2,396,341
6.390%, 08/15/33 (144A)	1,600,000	1,622,504
8.450%, 02/15/33 (144A)	2,600,000	2,678,201
Credito Real USA Auto Receivables Trust 1.350%, 02/16/27 (144A)	35,473	35,364
Drive Auto Receivables Trust
1.020%, 06/15/27	172,393	171,453
1.450%, 01/16/29	1,600,000	1,534,774
DT Auto Owner Trust
1.100%, 02/16/27 (144A)	1,032,311	1,017,567
4.220%, 01/15/27 (144A)	3,290,000	3,259,637
5.790%, 02/15/29 (144A)	2,391,000	2,386,048
Exeter Automobile Receivables Trust
5.980%, 12/15/28	2,800,000	2,774,196
6.210%, 06/15/28	1,600,000	1,613,650
Flagship Credit Auto Trust
1.960%, 12/15/27 (144A)	3,650,000	3,439,509
2.180%, 02/16/27 (144A)	650,000	613,992
GLS Auto Receivables Issuer Trust
1.200%, 01/15/27 (144A)	61,696	61,514
1.420%, 04/15/27 (144A)	2,250,000	2,128,384
1.480%, 07/15/27 (144A)	4,400,000	4,104,739
1.680%, 01/15/27 (144A)	1,200,000	1,165,708
6.010%, 05/15/29 (144A)	1,251,000	1,262,622
OneMain Direct Auto Receivables Trust 7.070%, 02/14/33 (144A)	1,838,000	1,849,495
Santander Drive Auto Receivables Trust 4.140%, 02/16/27	2,627,426	2,609,109
Sonoran Auto Receivables Trust
4.750%, 07/15/24	126,348	125,085
4.750%, 06/15/25	298,638	297,623
Westlake Automobile Receivables Trust
5.740%, 08/15/28 (144A)	2,105,000	2,097,429
6.640%, 11/15/28 (144A)	1,620,000	1,648,220

		44,489,026

Asset-Backed - Credit Card—0.1%
Consumer Receivables Asset Investment Trust 9.058%, 3M TSFR + 3.750%, 12/15/24 (144A) (a)	215,028	215,223
Continental Finance Credit Card ABS Master Trust 2.240%, 12/15/28 (144A)	1,500,000	1,477,880

		1,693,103

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2023

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—8.5%
Accelerated Assets LLC 1.900%, 10/20/40 (144A)	935,553	$855,702
American Homes 4 Rent Trust
3.467%, 04/17/52 (144A)	1,044,921	1,015,754
3.678%, 12/17/36 (144A)	83,044	81,437
4.201%, 12/17/36 (144A)	400,000	393,243
4.290%, 10/17/36 (144A)	300,000	295,939
4.596%, 12/17/36 (144A)	250,000	246,248
5.036%, 10/17/52 (144A)	1,900,000	1,869,736
5.639%, 04/17/52 (144A)	500,000	496,400
6.231%, 10/17/36 (144A)	650,000	647,254
6.418%, 12/17/36 (144A)	300,000	299,720
AMSR Trust
1.355%, 11/17/37 (144A)	2,300,000	2,138,312
2.327%, 10/17/38 (144A)	1,694,000	1,496,767
4.387%, 03/17/39 (144A)	3,000,000	2,780,400
Bridge Trust 4.450%, 11/17/37 (144A)	2,257,000	2,148,781
Business Jet Securities LLC
2.162%, 04/15/36 (144A)	815,588	754,443
2.918%, 04/15/36 (144A)	1,728,149	1,579,235
2.981%, 11/15/35 (144A)	417,704	399,154
BXG Receivables Note Trust
6.310%, 11/15/38 (144A)	2,062,065	2,053,213
Cars Net Lease Mortgage Notes 3.100%, 12/15/50 (144A)	591,000	505,141
CFIN Issuer LLC 3.250%, 02/16/26 (144A)	1,991,551	1,901,931
COOF Securitization Trust Ltd. 3.009%, 06/25/40 (144A) (a) (b)	285,219	23,252
CoreVest American Finance Trust
2.705%, 10/15/52 (144A)	881,279	851,964
3.880%, 03/15/52 (144A)	1,971,418	1,962,915
Crossroads Asset Trust 1.440%, 01/20/26 (144A)	647,082	643,481
DataBank Issuer 2.060%, 02/27/51 (144A)	1,950,000	1,764,209
Diversified Abs Phase III LLC 4.875%, 04/28/39 (144A)	3,386,834	3,075,245
Diversified Abs Phase VI LLC 7.500%, 11/28/39	1,504,005	1,481,745
DP Lion Holdco LLC 8.243%, 11/30/43	1,100,000	1,109,662
FirstKey Homes Trust
2.668%, 10/19/37 (144A)	3,700,000	3,446,143
5.197%, 05/19/39 (144A)	1,320,000	1,256,262
FMC GMSR Issuer Trust
3.620%, 07/25/26 (144A) (a)	3,300,000	2,845,485
3.690%, 02/25/24	5,000,000	4,900,000
3.850%, 10/25/26 (144A) (a)	2,680,000	2,318,654
4.450%, 01/25/26 (144A) (a)	3,100,000	2,789,630
Foundation Finance Trust
3.860%, 11/15/34 (144A)	109,700	108,778
9.100%, 06/15/49 (144A)	2,000,000	2,069,819
Goodgreen Trust
2.760%, 04/15/55 (144A)	936,737	801,864

Asset-Backed - Other—(Continued)
Goodgreen Trust
3.260%, 10/15/53 (144A)	1,042,071	948,496
3.740%, 10/15/52 (144A)	215,265	197,377
5.000%, 10/20/51	616,824	578,278
5.900%, 01/17/61 (144A)	1,902,331	1,841,649
HERO Funding Trust
3.080%, 09/20/42 (144A)	177,687	159,979
3.950%, 09/20/48 (144A)	683,096	609,949
4.460%, 09/20/47 (144A)	567,143	520,574
Jonah Energy Abs I LLC 7.200%, 12/10/37 (144A)	1,329,381	1,335,526
KGS-Alpha SBA COOF Trust
0.572%, 05/25/39 (144A) (a) (b)	1,146,067	13,212
0.982%, 08/25/38 (144A) (a) (b)	860,181	15,969
1.721%, 03/25/39 (144A) (a) (b)	842,990	27,244
2.389%, 04/25/40 (144A) (a) (b)	170,351	11,541
Lendmark Funding Trust
5.600%, 05/20/33 (144A)	2,055,000	2,033,278
6.160%, 05/20/33 (144A)	1,065,000	1,053,856
LFT CRE Ltd. 7.426%, 1M TSFR + 2.064%, 06/15/39 (144A) (a)	3,280,000	3,073,107
MNR ABS Issuer I LLC 8.946%, 12/15/38 (g) (h)	1,300,000	1,304,550
NRZ Excess Spread-Collateralized Notes
3.104%, 07/25/26 (144A)	2,130,001	1,978,417
3.228%, 05/25/26 (144A)	1,316,948	1,222,577
3.474%, 11/25/26 (144A)	1,016,803	941,860
3.844%, 12/25/25 (144A)	1,136,819	1,083,538
Oportun Funding XIV LLC 1.210%, 03/08/28 (144A)	484,116	462,023
Oportun Issuance Trust 5.050%, 06/09/31 (144A)	3,600,000	3,540,118
PNMAC GMSR Issuer Trust 9.587%, SOFR30A + 4.250%, 05/25/27 (144A) (a)	2,650,000	2,649,907
PRET LLC 2.487%, 10/25/51 (144A) (a)	3,984,540	3,909,166
Progress Residential Trust
2.409%, 05/17/38 (144A)	1,960,000	1,766,219
2.425%, 07/17/38 (144A)	2,535,000	2,252,695
3.930%, 02/17/41 (144A)	3,150,000	2,728,255
5.200%, 04/17/39 (144A)	2,435,000	2,301,091
Regional Management Issuance Trust 3.040%, 03/17/31 (144A)	3,409,000	3,057,888
Renew Financial Group LLC 3.670%, 09/20/52 (144A)	278,006	255,140
RT Financial LLC 7.851%, 10/15/43 (g) (h)	1,847,396	1,875,107
SCF Equipment Leasing LLC 6.770%, 08/22/33 (144A)	2,385,000	2,471,982
Sierra Timeshare Receivables Funding LLC 1.330%, 07/20/37 (144A)	453,871	431,290
SOL S.p.A. 4.160%, 02/09/30	347,004	341,438
VM Debt Trust 7.460%, 07/18/27 (g) (h)	3,999,346	3,629,407

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2023

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
VOLT C LLC 1.992%, 05/25/51 (144A) (i)	910,824	$871,396
VOLT CI LLC 1.992%, 05/25/51 (144A) (i)	1,210,054	1,154,605
VOLT XCII LLC 1.893%, 02/27/51 (144A) (i)	670,037	648,145
VOLT XCIII LLC 1.893%, 02/27/51 (144A) (i)	2,356,880	2,278,841
VOLT XCIV LLC 2.240%, 02/27/51 (144A) (i)	1,772,571	1,727,374
VOLT XCV LLC 2.240%, 03/27/51 (144A) (i)	623,520	607,096
VOLT XCVII LLC 2.240%, 04/25/51 (144A) (i)	1,562,744	1,507,130
VSE VOI Mortgage LLC 3.560%, 02/20/36 (144A)	251,518	246,575

		113,071,783

Asset-Backed - Student Loan—0.0%
Academic Loan Funding Trust 6.252%, SOFR30A + 0.914%, 12/26/44 (144A) (a)	429,565	416,901

Total Asset-Backed Securities (Cost $166,335,593)		159,670,813

Mortgage-Backed Securities—3.4%

Collateralized Mortgage Obligations—1.2%
Ajax Mortgage Loan Trust 2.239%, 06/25/66 (144A) (i)	1,732,271	1,687,350
Global Mortgage Securitization Ltd. 5.790%, 1M TSFR + 0.434%, 11/25/32 (144A) (a)	80,173	77,616
HarborView Mortgage Loan Trust 5.375%, 05/19/34 (a)	268,935	256,981
Impac CMB Trust 6.210%, 1M TSFR + 0.854%, 11/25/34 (a)	532,230	518,826
JP Morgan Mortgage Trust 5.594%, 08/25/34 (a)	38,253	38,322
LHOME Mortgage Trust 3.090%, 02/25/26 (144A) (a)	56,560	56,343
Merrill Lynch Mortgage Investors Trust
5.930%, 1M TSFR + 0.574%, 04/25/29 (a)	94,354	87,690
5.970%, 1M TSFR + 0.614%, 05/25/29 (a)	156,058	149,440
6.090%, 1M TSFR + 0.734%, 10/25/28 (a)	112,334	106,325
6.110%, 1M TSFR + 0.754%, 10/25/28 (a)	144,931	135,397
6.485%, 6M TSFR + 1.108%, 01/25/29 (a)	117,005	112,837
Preston Ridge Partners Mortgage LLC
1.867%, 04/25/26 (144A) (i)	945,578	921,810
2.115%, 01/25/26 (144A) (a)	1,759,146	1,753,017
4.000%, 11/25/53 (144A) (i)	876,571	828,978
Sequoia Mortgage Trust
6.072%, 1M TSFR + 0.714%, 12/20/34 (a)	328,041	292,463
6.112%, 1M TSFR + 0.754%, 01/20/34 (a)	158,840	148,860
6.132%, 1M TSFR + 0.774%, 07/20/33 (a)	244,848	222,906
6.152%, 1M TSFR + 0.794%, 10/20/34 (a)	359,513	322,882
6.232%, 1M TSFR + 0.874%, 04/20/33 (a)	175,418	157,807

Collateralized Mortgage Obligations—(Continued)
Structured Asset Mortgage Investments II Trust
6.170%, 1M TSFR + 0.814%, 01/19/34 (a)	421,899	395,988
6.170%, 1M TSFR + 0.814%, 03/19/34 (a)	361,549	333,499
Structured Asset Mortgage Investments Trust 6.370%, 1M TSFR + 1.014%, 05/19/33 (a)	239,012	222,944
Structured Asset Securities Corp. Mortgage Pass-Through Certificates 5.670%, 11/25/33 (a)	90,105	88,694
Thornburg Mortgage Securities Trust
4.219%, 04/25/45 (a)	423,316	402,891
5.243%, 12/25/44 (a)	249,431	237,596
6.110%, 1M TSFR + 0.754%, 09/25/43 (a)	184,662	172,995
Towd Point Mortgage Trust 2.918%, 11/30/60 (144A) (a)	4,305,642	3,703,740
VM Master Issuer LLC 5.163%, 05/24/25 (144A) (a)	2,900,000	2,858,777

		16,292,974

Commercial Mortgage-Backed Securities—2.2%
BAMLL Commercial Mortgage Securities Trust 4.214%, 08/15/46 (144A) (a)	1,200,000	719,446
BB-UBS Trust 3.430%, 11/05/36 (144A)	2,950,000	2,707,465
Citigroup Commercial Mortgage Trust 2.717%, 02/15/53	4,330,000	3,733,215
Commercial Mortgage Trust
0.889%, 07/10/45 (144A) (a) (b)	28,971,706	69,213
2.896%, 02/10/37 (144A)	3,050,000	2,924,830
3.815%, 04/10/33 (144A) (a)	1,450,000	1,333,738
CSMC Trust 4.373%, 09/15/37 (144A)	1,000,000	581,409
Independence Plaza Trust 3.763%, 07/10/35 (144A)	2,935,000	2,803,077
Ladder Capital Commercial Mortgage Trust 3.985%, 02/15/36 (144A)	768,000	679,698
MRCD Mortgage Trust
2.718%, 12/15/36 (144A)	1,997,000	1,218,171
RBS Commercial Funding, Inc. Trust 3.260%, 03/11/31 (144A)	513,912	455,845
RR Trust Zero Coupon, 04/26/48 (144A) (c)	8,830,000	8,094,684
SLG Office Trust 2.585%, 07/15/41 (144A)	3,090,000	2,552,748
Wells Fargo Commercial Mortgage Trust 6.627%, 1M TSFR + 1.264%, 02/15/40 (144A) (a)	973,498	946,377
WFRBS Commercial Mortgage Trust 4.054%, 03/15/45 (144A) (a)	300,000	222,463

		29,042,379

Total Mortgage-Backed Securities (Cost $48,251,504)		45,335,353

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2023

Foreign Government—0.5%

Security Description	Principal Amount*	Value

Sovereign—0.5%
Chile Government International Bond 2.550%, 01/27/32	394,000	$338,533
Israel Government AID Bond Zero Coupon, 08/15/25	2,500,000	2,309,611
Mexico Government International Bonds
2.659%, 05/24/31	848,000	716,839
3.500%, 02/12/34	577,000	488,155
3.771%, 05/24/61 (f)	625,000	423,341
4.350%, 01/15/47 (f)	228,000	183,387
4.600%, 01/23/46	959,000	799,660
4.600%, 02/10/48 (f)	200,000	165,072
5.750%, 10/12/10	500,000	447,150
Panama Government International Bond 4.500%, 04/16/50	350,000	242,256
Saudi Government International Bond 2.250%, 02/02/33 (144A)	490,000	405,665

Total Foreign Government (Cost $7,694,282)		6,519,669

Municipals—0.1%
Texas Natural Gas Securitization Finance Corp. 5.169%, 04/01/41 (Cost $720,000)	720,000	744,040

Short-Term Investment—2.0%

Repurchase Agreement—2.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $27,283,863; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $27,821,877.	27,276,286	27,276,286

Total Short-Term Investments (Cost $27,276,286)		27,276,286

Securities Lending Reinvestments (j)—0.3%

Repurchase Agreements—0.1%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $100,061; collateralized by various Common Stock with an aggregate market value of $111,380.	100,000	100,000
Barclays Bank PLC
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $95,639; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $97,547.	95,582	95,582
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $100,061; collateralized by various Common Stock with an aggregate market value of $111,481.	100,000	100,000

Repurchase Agreements—(Continued)
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/29/23 at 5.400%, due on 01/02/24 with a maturity value of $300,180; collateralized by U.S. Government Agency Obligations with rates ranging from 0.375% - 26.636%, maturity dates ranging from 10/15/24 - 11/20/73, and an aggregate market value of $306,000.	300,000	300,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $992,637; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $1,011,894.	992,053	992,053
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $100,062; collateralized by various Common Stock with an aggregate market value of $111,601.	100,000	100,000
Societe Generale
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $71,221; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $72,764.	71,179	71,179
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $75,873; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $77,345.	75,828	75,828
Repurchase Agreement dated 12/29/23 at 5.510%, due on 01/02/24 with a maturity value of $51,531; collateralized by various Common Stock with an aggregate market value of $57,325.	51,499	51,499
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $250,151; collateralized by various Common Stock with an aggregate market value of $275,715.	250,000	250,000

		2,136,141

Mutual Funds—0.2%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (k)	500,000	500,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (k)	750,000	750,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (k)	750,000	750,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (k)	200,000	200,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.320% (k)	300,000	300,000

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (j)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
Western Asset Institutional Government Reserves Fund, Institutional Class 5.270% (k)	150,000	$150,000

		2,650,000

Total Securities Lending Reinvestments (Cost $4,786,141)		4,786,141

Total Investments—99.9% (Cost $1,452,446,231)		1,329,337,344
Other assets and liabilities (net)—0.1%		865,108

Net Assets—100.0%		$1,330,202,452

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2023, the market value of restricted securities was $671,926, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Interest only security.
(c)	Principal only security.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(e)	Principal amount of security is adjusted for inflation.
(f)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $11,294,093 and the collateral received consisted of cash in the amount of $4,786,141 and non-cash collateral with a value of $6,911,337. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(g)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2023, these securities represent 0.5% of net assets.
(h)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(i)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(j)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(k)	The rate shown represents the annualized seven-day yield as of December 31, 2023.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, the market value of 144A securities was $277,547,737, which is 20.9% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Commonwealth Bank of Australia, 3.305%, 03/11/41	09/27/21	$355,000	$369,157	$257,052
Credit Agricole SA, 2.811%, 01/11/41	01/05/21	410,000	410,000	282,035
Guardian Life Insurance Co. of America, 4.850%, 01/24/77	01/17/17	156,000	154,529	132,839

				$671,926

Glossary of Abbreviations

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(RFUCCT)—	Refinitiv USD IBOR Consumer Cash Fallbacks Term
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(TSFR)—	Term Secured Overnight Financing Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(DAC)—	Designated Activity Company
(ICE)—	Intercontinental Exchange, Inc.
(REIT)—	Real Estate Investment Trust
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$732,893,591	$—	$732,893,591
Total Corporate Bonds & Notes*	—	352,111,451	—	352,111,451
Asset-Backed Securities
Asset-Backed—Automobile	—	44,489,026	—	44,489,026
Asset-Backed—Credit Card	—	1,693,103	—	1,693,103
Asset-Backed—Other	—	106,262,719	6,809,064	113,071,783
Asset-Backed—Student Loan	—	416,901	—	416,901
Total Asset-Backed Securities	—	152,861,749	6,809,064	159,670,813
Total Mortgage-Backed Securities*	—	45,335,353	—	45,335,353
Total Foreign Government*	—	6,519,669	—	6,519,669
Total Municipals*	—	744,040	—	744,040
Total Short-Term Investment*	—	27,276,286	—	27,276,286
Securities Lending Reinvestments
Repurchase Agreements	—	2,136,141	—	2,136,141
Mutual Funds	2,650,000	—	—	2,650,000
Total Securities Lending Reinvestments	2,650,000	2,136,141	—	4,786,141
Total Investments	$2,650,000	$1,319,878,280	$6,809,064	$1,329,337,344

Collateral for Securities Loaned (Liability)	$—	$(4,786,141)	$—	$(4,786,141)

*	See Schedule of Investments for additional detailed categorizations.

During the year ended December 31, 2023, transfers out of Level 3 in the amount of $8,325,631 were due to the initiation of a vendor or a broker providing prices based on market indications which have been determined to be a significant observable input.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2022	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Out	Balance as of December 31, 2023	Change in Unrealized Appreciation (Depreciation) from Investments Held at December 31, 2023
Corporate Bonds
Oil & Gas	$1,765,145	$—	$—	$—	$—	$(1,765,145)	$—	$—
Asset-Backed Securities
Asset-Backed—Other	14,577,427	3	(97,682)	3,200,000	(4,310,198)	(6,560,486)	6,809,064	(97,682)

Total	$16,342,572	$3	$(97,682)	$3,200,000	$(4,310,198)	$(8,325,631)	$6,809,064	$(97,682)

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$1,329,337,344
Cash	21,847
Receivable for:
Fund shares sold	63,218
Principal paydowns	1,319,714
Interest	6,802,569
Prepaid expenses	4,958

Total Assets	1,337,549,650
Liabilities
Collateral for securities loaned	4,786,141
Payables for:
TBA securities purchased	1,597,939
Fund shares redeemed	73,568
Accrued Expenses:
Management fees	456,661
Distribution and service fees	95,415
Deferred trustees’ fees	180,032
Other expenses	157,442

Total Liabilities	7,347,198

Net Assets	$1,330,202,452

Net Assets Consist of:
Paid in surplus	$1,515,818,039
Distributable earnings (Accumulated losses)	(185,615,587)

Net Assets	$1,330,202,452

Net Assets
Class A	$873,138,074
Class B	457,064,378
Capital Shares Outstanding*
Class A	96,312,586
Class B	50,495,582
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.07
Class B	9.05

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,452,446,231.
(b)	Includes securities loaned at value of $11,294,093.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Interest	$48,063,307
Securities lending income	35,860

Total investment income	48,099,167
Expenses
Management fees	7,239,315
Administration fees	67,690
Custodian and accounting fees	169,678
Distribution and service fees—Class B	1,082,915
Audit and tax services	96,748
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	38,634
Insurance	12,576
Miscellaneous	25,817

Total expenses	8,826,176
Less management fee waiver	(1,842,735)

Net expenses	6,983,441

Net Investment Income	41,115,726

Net Realized and Unrealized Gain (Loss)
Net realized loss on investments	(15,153,930)
Net change in unrealized appreciation on investments	47,862,391

Net realized and unrealized gain (loss)	32,708,461

Net Increase (Decrease) in Net Assets From Operations	$73,824,187

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$41,115,726	$35,139,446
Net realized gain (loss)	(15,153,930)	(18,526,184)
Net change in unrealized appreciation (depreciation)	47,862,391	(214,631,012)

Increase (decrease) in net assets from operations	73,824,187	(198,017,750)

From Distributions to Shareholders
Class A	(27,408,675)	(27,437,186)
Class B	(12,159,754)	(10,988,036)

Total distributions	(39,568,429)	(38,425,222)

Increase (decrease) in net assets from capital share transactions	(21,799,834)	(58,146,337)

Total increase (decrease) in net assets	12,455,924	(294,589,309)

Net Assets
Beginning of period	1,317,746,528	1,612,335,837

End of period	$1,330,202,452	$1,317,746,528

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	554,077	$4,910,175	9,402,920	$88,294,682
Reinvestments	3,128,844	27,408,675	3,045,193	27,437,186
Redemptions	(9,347,081)	(81,992,142)	(14,556,700)	(136,493,604)

Net increase (decrease)	(5,664,160)	$(49,673,292)	(2,108,587)	$(20,761,736)

Class B
Sales	6,030,305	$53,341,771	3,464,339	$31,632,671
Reinvestments	1,388,100	12,159,754	1,220,893	10,988,036
Redemptions	(4,273,948)	(37,628,067)	(8,511,141)	(80,005,308)

Net increase (decrease)	3,144,457	$27,873,458	(3,825,909)	$(37,384,601)

Increase (decrease) derived from capital shares transactions		$(21,799,834)		$(58,146,337)

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.83	$10.39	$10.78	$10.36	$10.02

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.28	0.24	0.21	0.25	0.27
Net realized and unrealized gain (loss)	0.24	(1.54)	(0.33)	0.57	0.57

Total income (loss) from investment operations	0.52	(1.30)	(0.12)	0.82	0.84

Less Distributions
Distributions from net investment income	(0.28)	(0.26)	(0.27)	(0.40)	(0.50)

Total distributions	(0.28)	(0.26)	(0.27)	(0.40)	(0.50)

Net Asset Value, End of Period	$9.07	$8.83	$10.39	$10.78	$10.36

Total Return (%) (b)	5.99	(12.58)	(1.24)	8.16	8.50

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.58	0.58	0.58	0.58
Net ratio of expenses to average net assets (%) (c)	0.45	0.44	0.44	0.44	0.44
Ratio of net investment income (loss) to average net assets (%)	3.20	2.55	2.01	2.36	2.67
Portfolio turnover rate (%)	18 (d)	55 (d)	53 (d)	46 (d)	30
Net assets, end of period (in millions)	$873.1	$900.4	$1,081.7	$1,057.3	$1,082.2

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.81	$10.37	$10.76	$10.34	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.26	0.21	0.18	0.22	0.25
Net realized and unrealized gain (loss)	0.24	(1.54)	(0.33)	0.58	0.56

Total income (loss) from investment operations	0.50	(1.33)	(0.15)	0.80	0.81

Less Distributions
Distributions from net investment income	(0.26)	(0.23)	(0.24)	(0.38)	(0.47)

Total distributions	(0.26)	(0.23)	(0.24)	(0.38)	(0.47)

Net Asset Value, End of Period	$9.05	$8.81	$10.37	$10.76	$10.34

Total Return (%) (b)	5.71	(12.87)	(1.46)	7.89	8.21

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.83	0.83	0.83	0.83
Net ratio of expenses to average net assets (%) (c)	0.70	0.69	0.69	0.69	0.69
Ratio of net investment income (loss) to average net assets (%)	2.96	2.29	1.76	2.11	2.42
Portfolio turnover rate (%)	18 (d)	55 (d)	53 (d)	46 (d)	30
Net assets, end of period (in millions)	$457.1	$417.4	$530.7	$510.2	$449.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 17%, 33%, 27% and 25% for the years ended December 31, 2023, 2022, 2021 and 2020, respectively.

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Core Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-27

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

BHFTI-28

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $27,276,286. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $2,136,141. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

BHFTI-29

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(4,352,758)	$—	$—	$—	$(4,352,758)
Foreign Government	(433,383)	—	—	—	(433,383)
Total Borrowings	$(4,786,141)	$—	$—	$—	$(4,786,141)
Gross amount of recognized liabilities for securities lending transactions					$(4,786,141)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

LIBOR Replacement Risk: LIBOR was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternative reference rates to LIBOR

BHFTI-30

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

have been established in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The full impact of the transition on the Portfolio, the financial instruments in which the Portfolio invests and financial markets more generally cannot yet be fully determined.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$113,361,303	$117,192,170	$110,115,290	$164,794,959

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2023 were as follows:

Purchases	Sales
$6,803,742	$5,183,639

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.550% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2023 were $7,239,315.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.140%	All Assets

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

BHFTI-31

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$1,457,353,609

Gross unrealized appreciation	12,556,027
Gross unrealized (depreciation)	(140,572,294)

Net unrealized appreciation (depreciation)	$(128,016,267)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$39,568,429	$38,425,222	$—	$—	$39,568,429	$38,425,222

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$44,807,081	$—	$(128,016,267)	$(102,226,367)	$(185,435,553)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had accumulated short-term capital losses of $8,777,690 and accumulated long-term capital losses of $93,448,677.

8. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-32

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the JPMorgan Core Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the JPMorgan Core Bond Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-33

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-34

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-35

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-36

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-37

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

JPMorgan Core Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board took into account that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board considered that the Portfolio outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended October 31, 2023. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the

BHFTI-38

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-39

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Managed By J.P. Morgan Investment Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class B shares of the JPMorgan Global Active Allocation Portfolio returned 10.51%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 12.70%.

MARKET ENVIRONMENT / CONDITIONS

2023 represents a meaningful recovery from the market drawdown experienced in 2022. The U.S. Federal Reserve (“the Fed”) delivered an additional 100 basis points (“bps”) of interest rate hikes in 2023 to continue decelerating price inflation, ending the year at an upper bound policy target rate of 5.50%. The U.S. economy absorbed the increases in stride and grew at an above-trend pace. Both consumer and corporate balance sheets remained healthy, with sentiment among both groups having meaningfully improved throughout the year. This was despite strong headwinds that contributed to market volatility, including the regional banking crisis of March 2023 and political uncertainty that brought the U.S. close to a debt default and federal government shutdown.

While the recovery was not linear, capital markets ended the year sharply higher. A meaningful portion of the returns were concentrated in the fourth quarter when overall sentiment improved the most, culminating with a dovish pivot by the Fed in their December Federal Open Market Committee meeting, when they acknowledged that much of the work of quelling inflation was already done.

Risk assets outperformed core bonds and cash with global equities up 22.8% in the year, as measured by the MSCI All Country World Index in U.S. dollar terms and U.S. equities up 26.3%, as measured by the S&P 500 Index. For much of the year, U.S. equity performance was almost entirely driven by valuation expansion from a concentrated group of companies with outsized market capitalizations as the Artificial Intelligence (“AI”) theme took hold. However, performance broadened and S&P 500 earnings overall saw recovery late in the year, benefiting from stable margins and a strong consumer.

Dollar weakness aided in international equities keeping up with the U.S., but relative valuations remain at historically low levels. Developed market outcomes were divergent overall, with some regions like Japan seeing secular growth momentum and others continuing to grapple with elevated inflation and growth slowdowns, such as the United Kingdom and continental Europe.

2023 was a strong period for fixed income markets globally, albeit volatile. While rates across the curve peaked from approximately the middle of the year through the third quarter, this trend ultimately reversed as the market began to expect rate cuts as soon as the first half of 2024. The 2-year Treasury yield ended 2023 at 4.3%, down 18 bps from year start. The 10-year U.S. Treasury yield ended the year at 3.9%, unchanged from year start. Overall, U.S. fixed income markets were up 5.5% according to the Bloomberg U.S. Aggregate Bond Index, slightly underperforming global fixed income markets, which were up 5.7% according to the Bloomberg Global Aggregate Bond Index.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The foundation of the Portfolio is a diversified, growth-oriented asset allocation that reduces exposure to extreme market events, specifically those associated with significant sustained drawdowns. The Portfolio’s current long-term Strategic Asset Allocation has exposure of 50% to global equities, 26% to investment-grade fixed income, 20% to convertible debt securities, and 4% to emerging market debt. The strategy seeks to generate consistent capital appreciation over time with better protection against volatility through asset allocation, both strategic and tactical, as well as through employing a de-risking framework, Systematic Exposure Management (“SEM”). SEM aims to reduce the Portfolio’s exposure to asset classes exhibiting negative returns or elevated volatility. Portfolio allocations are not only adjusted based on SEM but also on our tactical asset allocation views. These views are informed by quantitative and qualitative inputs and seek to improve upon the Strategic Asset Allocation. These tactical asset allocation views aim to add additional returns within the Portfolio. As a final element to the Portfolio’s construction, an extended-duration exposure is achieved through a 10-year interest rate swap. This extended-duration profile provides further balancing of Portfolio risk and additional diversification benefits.

The Portfolio began the year with SEM suggesting de-risking in U.S. equity, emerging markets equities, and global investment grade convertibles. By the middle of 2023, as volatility and negative momentum in markets subsided, SEM was no longer suggesting de-risking in any asset classes.

The Portfolio came into the year with 29% invested in equities and 42% in cash due to SEM and tactical views that were reflective of a poor macroeconomic outlook. By year end that shifted to 53% and 1% in equities and cash, respectively, as a result of normalizing risk conditions and improved fundamentals. The Portfolio came into the year with 8% invested in fixed income and tactically added to fixed income and duration throughout the year, bringing exposure to around 27% by period end. Exposure to convertibles stayed steady at around 20% of the Portfolio.

The Portfolio underperformed the blended benchmark with the swap overlay in 2023 by 106 bps (gross of fees). Security selection contributed to performance by 70 bps. SEM, the duration overlay, and asset allocation detracted by 111 bps, 32 bps, and 213 bps, respectively.

Derivatives may be used in the Portfolio to implement tactical decisions. Derivative usage is also permissible for purposes such as hedging, cash management as a substitute for purchasing or selling securities, and to manage Portfolio characteristics. During the period, the Portfolio utilized equity futures, Treasury futures, and foreign

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Managed By J.P. Morgan Investment Management, Inc.

Portfolio Manager Commentary*—(Continued)

fixed income futures for hedging and investment purposes. The Portfolio also utilized interest rate swaps and currency forwards solely for hedging purposes. All derivatives acted as the Portfolio managers expected over the period.

As of the end of the year, the Portfolio was overweight equities, concentrated in the U.S. and developed international markets. The Portfolio was approximately neutral bonds, with select country-level over/underweights, including an overweight to Australian government bonds and an underweight to Japanese government bonds.

Michael Feser

Jeffrey Geller

Grace Koo

Jonathan Cummings

Matthew Cummings

Portfolio Managers

J.P. Morgan Investment Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
JPMorgan Global Active Allocation Portfolio
Class B	10.51	5.56	4.66
Dow Jones Moderate Portfolio Index	12.70	6.89	5.49

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Equity Sectors

% of Net Assets
Financials	8.5
Information Technology	8.4
Consumer Discretionary	5.4
Industrials	4.3
Health Care	4.3

Top Fixed Income Sectors

% of Net Assets
Convertible Bonds	17.8
Agency Sponsored Mortgage-Backed	6.5
U.S. Treasury	6.1
Corporate Bonds & Notes	5.9
Asset-Backed Securities	2.4
Non-Agency Mortgage-Backed Securities	0.4

Top Equity Holdings

% of Net Assets
Microsoft Corp.	1.7
Bank of America Corp.	1.2
Amazon.com, Inc.	1.2
Apple, Inc.	0.8
ASML Holding NV	0.8

Top Fixed Income Issuers

% of Net Assets
U.S. Treasury Notes	3.8
Federal National Mortgage Association	3.3
U.S. Treasury Bonds	2.2
Barclays Bank PLC	2.1
Government National Mortgage Association	1.6

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Global Active Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class B (a)	Actual	0.98%	$1,000.00	$1,046.20	$5.05
	Hypothetical*	0.98%	$1,000.00	$1,020.27	$4.99

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

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Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—39.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.4%
Airbus SE	10,078	$1,555,623
General Dynamics Corp.	1,966	510,511
Northrop Grumman Corp.	591	276,671
RTX Corp.	6,222	523,519
Safran SA	18,781	3,313,050

		6,179,374

Air Freight & Logistics—0.1%
Deutsche Post AG	25,818	1,278,914
FedEx Corp.	1,100	278,267
United Parcel Service, Inc. - Class B	1,791	281,599

		1,838,780

Automobile Components—0.1%
Bridgestone Corp.	39,100	1,614,841

Automobiles—0.2%
Stellantis NV (Milan-Traded Shares)	59,980	1,404,644
Tesla, Inc. (a)	8,156	2,026,603

		3,431,247

Banks—3.1%
Bank Central Asia Tbk. PT	2,091,000	1,275,363
Bank of America Corp.	140,258	4,722,487
Bank Rakyat Indonesia Persero Tbk. PT	4,834,914	1,792,508
Capitec Bank Holdings Ltd.	9,445	1,043,431
Citigroup, Inc.	3,270	168,209
Citizens Financial Group, Inc.	13,079	433,438
Credicorp Ltd.	4,296	644,099
DBS Group Holdings Ltd.	174,300	4,403,645
Erste Group Bank AG	24,930	1,011,491
First Citizens BancShares, Inc. - Class A	317	449,814
Grupo Financiero Banorte SAB de CV - Class O	133,520	1,345,343
HDFC Bank Ltd.	139,300	2,856,663
HDFC Bank Ltd. (ADR) (b)	34,895	2,341,803
Itau Unibanco Holding SA (ADR) (b)	186,794	1,298,218
KBC Group NV	22,394	1,453,032
Kotak Mahindra Bank Ltd.	93,661	2,141,454
Lloyds Banking Group PLC	3,500,069	2,119,375
M&T Bank Corp.	8,364	1,146,537
Mitsubishi UFJ Financial Group, Inc.	184,900	1,591,193
Nordea Bank Abp	90,212	1,115,793
NU Holdings Ltd. - Class A (a) (b)	89,190	742,953
PNC Financial Services Group, Inc.	3,973	615,219
Regions Financial Corp.	30,328	587,757
Sberbank of Russia PJSC † (a) (c) (d)	2,160	0
Societe Generale SA	37,647	1,003,708
Svenska Handelsbanken AB - A Shares	116,176	1,260,941
Toronto-Dominion Bank	26,989	1,743,933
U.S. Bancorp (b)	15,596	674,995
UniCredit SpA	75,182	2,039,517
Wells Fargo & Co.	57,410	2,825,720

		44,848,639

Beverages—1.2%
Ambev SA (ADR)	198,072	554,602
Budweiser Brewing Co. APAC Ltd.	385,800	720,277
Carlsberg AS - Class B	13,596	1,704,117
Coca-Cola Co.	120,501	7,101,124
Constellation Brands, Inc. - Class A	1,906	460,775
Diageo PLC	45,372	1,647,648
Fomento Economico Mexicano SAB de CV (ADR)	9,740	1,269,609
Keurig Dr Pepper, Inc.	18,165	605,258
Kweichow Moutai Co. Ltd. - Class A	7,056	1,713,941
Pernod Ricard SA	5,222	923,407
Wuliangye Yibin Co. Ltd. - Class A	23,100	456,261

		17,157,019

Biotechnology—0.8%
AbbVie, Inc.	25,668	3,977,770
Alnylam Pharmaceuticals, Inc. (a)	2,739	524,272
Exact Sciences Corp. (a)	9,708	718,198
Genmab AS (a)	1,812	577,179
Natera, Inc. (a)	7,012	439,232
Regeneron Pharmaceuticals, Inc. (a)	6,566	5,766,852
Vertex Pharmaceuticals, Inc. (a)	778	316,560

		12,320,063

Broadline Retail—1.5%
Alibaba Group Holding Ltd.	98,100	948,063
Amazon.com, Inc. (a)	111,390	16,924,597
JD.com, Inc. - Class A	48,750	702,664
MercadoLibre, Inc. (a)	1,372	2,156,153
Next PLC	13,655	1,409,616

		22,141,093

Building Products—0.3%
Carlisle Cos., Inc.	1,408	439,902
Daikin Industries Ltd.	11,000	1,786,837
Fortune Brands Innovations, Inc.	6,037	459,657
Trane Technologies PLC	5,076	1,238,036

		3,924,432

Capital Markets—1.7%
3i Group PLC	80,963	2,492,226
B3 SA - Brasil Bolsa Balcao	253,543	754,001
Blackstone, Inc.	9,824	1,286,158
Charles Schwab Corp.	31,446	2,163,485
CME Group, Inc.	26,616	5,605,330
Deutsche Boerse AG	9,974	2,053,512
Hong Kong Exchanges & Clearing Ltd.	56,700	1,940,000
Japan Exchange Group, Inc.	45,100	951,551
London Stock Exchange Group PLC	16,463	1,946,153
Morgan Stanley	16,413	1,530,512
Northern Trust Corp.	5,516	465,440
S&P Global, Inc.	6,880	3,030,778
State Street Corp.	4,647	359,957

		24,579,103

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—0.9%
Air Liquide SA	14,566	$2,833,543
Axalta Coating Systems Ltd. (a)	11,343	385,322
Dow, Inc.	32,888	1,803,578
LG Chem Ltd.	2,026	780,368
Shin-Etsu Chemical Co. Ltd.	161,200	6,735,940

		12,538,751

Commercial Services & Supplies—0.1%
Copart, Inc. (a)	18,899	926,051

Communications Equipment—0.1%
Arista Networks, Inc. (a)	2,336	550,151
Cisco Systems, Inc.	5,000	252,600

		802,751

Construction & Engineering—0.5%
AECOM	4,675	432,110
Quanta Services, Inc.	4,951	1,068,426
Vinci SA	49,627	6,232,813

		7,733,349

Construction Materials—0.1%
Martin Marietta Materials, Inc.	1,704	850,143
Vulcan Materials Co.	554	125,763

		975,906

Consumer Finance—0.1%
American Express Co.	2,620	490,831
Capital One Financial Corp.	11,506	1,508,667

		1,999,498

Consumer Staples Distribution & Retail—0.4%
Albertsons Cos., Inc. - Class A	15,248	350,704
Bid Corp. Ltd.	45,793	1,068,547
President Chain Store Corp.	100,000	877,408
Raia Drogasil SA	102,369	617,883
Seven & i Holdings Co. Ltd.	33,900	1,342,611
Wal-Mart de Mexico SAB de CV (b)	298,430	1,254,633

		5,511,786

Containers & Packaging—0.1%
Graphic Packaging Holding Co.	6,238	153,767
Packaging Corp. of America	4,090	666,302
Silgan Holdings, Inc. (b)	5,239	237,065
Westrock Co.	6,885	285,865

		1,342,999

Distributors—0.0%
Pool Corp.	880	350,865

Diversified Telecommunication Services—0.2%
Nippon Telegraph & Telephone Corp.	2,065,500	2,521,753
Verizon Communications, Inc.	8,302	312,985

		2,834,738

Electric Utilities—0.7%
Edison International	4,594	328,425
Entergy Corp.	1,708	172,832
Iberdrola SA	112,026	1,465,089
NextEra Energy, Inc.	63,784	3,874,240
PG&E Corp.	26,990	486,630
Southern Co.	14,977	1,050,187
SSE PLC	101,998	2,406,233
Xcel Energy, Inc.	6,065	375,484

		10,159,120

Electrical Equipment—0.4%
AMETEK, Inc.	5,456	899,640
Eaton Corp. PLC	1,576	379,532
Hubbell, Inc.	1,287	423,333
Legrand SA	26,980	2,810,240
WEG SA	150,955	1,172,950

		5,685,695

Electronic Equipment, Instruments & Components—0.5%
CDW Corp.	998	226,865
Delta Electronics, Inc.	152,867	1,556,893
Jabil, Inc.	5,371	684,265
Keyence Corp.	7,800	3,419,079
Largan Precision Co. Ltd.	6,000	559,618
TD SYNNEX Corp.	3,461	372,438

		6,819,158

Energy Equipment & Services—0.1%
TechnipFMC PLC	39,399	793,496

Entertainment—0.2%
Liberty Media Corp.-Liberty Live - Class C (a)	4,766	178,201
NetEase, Inc.	78,975	1,465,730
Netflix, Inc. (a)	1,968	958,180
Take-Two Interactive Software, Inc. (a)	5,814	935,763

		3,537,874

Financial Services—0.8%
Berkshire Hathaway, Inc. - Class B (a)	5,011	1,787,223
FleetCor Technologies, Inc. (a)	1,141	322,458
Mastercard, Inc. - Class A	21,620	9,221,146
MGIC Investment Corp. (b)	17,700	341,433

		11,672,260

Food Products—0.5%
Ajinomoto Co., Inc.	18,900	730,411
Foshan Haitian Flavouring & Food Co. Ltd. - Class A	65,772	351,537
Inner Mongolia Yili Industrial Group Co. Ltd. - Class A	147,200	554,533
Kraft Heinz Co.	12,579	465,171
Nestle SA	37,982	4,395,937
Post Holdings, Inc. (a) (b)	4,783	421,191

		6,918,780

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Ground Transportation—0.5%
J.B. Hunt Transport Services, Inc.	2,907	$580,644
Old Dominion Freight Line, Inc.	1,477	598,672
Uber Technologies, Inc. (a)	101,813	6,268,627
Union Pacific Corp.	2,445	600,541

		8,048,484

Health Care Equipment & Supplies—0.6%
Align Technology, Inc. (a)	1,138	311,812
Boston Scientific Corp. (a)	14,637	846,165
Cooper Cos., Inc.	1,594	603,233
Hoya Corp.	27,700	3,445,025
Intuitive Surgical, Inc. (a)	2,690	907,498
Medtronic PLC	3,282	270,371
Stryker Corp.	3,571	1,069,372
Terumo Corp.	44,000	1,435,787
Zimmer Biomet Holdings, Inc.	2,561	311,674

		9,200,937

Health Care Providers & Services—0.9%
Cencora, Inc. (b)	4,071	836,102
Cigna Group	1,072	321,010
CVS Health Corp.	5,000	394,800
HCA Healthcare, Inc.	2,219	600,639
Henry Schein, Inc. (a)	5,438	411,711
Laboratory Corp. of America Holdings (b)	2,071	470,718
McKesson Corp.	1,092	505,574
Quest Diagnostics, Inc.	1,788	246,530
UnitedHealth Group, Inc.	18,643	9,814,980

		13,602,064

Health Care REITs—0.0%
Welltower, Inc.	1,363	122,902

Hotel & Resort REITs—0.0%
Apple Hospitality REIT, Inc. (b)	14,921	247,838

Hotels, Restaurants & Leisure—1.4%
Booking Holdings, Inc. (a)	417	1,479,191
H World Group Ltd. (ADR)	10,153	339,516
Hilton Worldwide Holdings, Inc.	19,466	3,544,564
InterContinental Hotels Group PLC	20,509	1,852,343
Marriott International, Inc. - Class A	6,568	1,481,150
McDonald’s Corp.	18,451	5,470,906
Sands China Ltd. (a)	463,200	1,351,712
Texas Roadhouse, Inc.	3,444	420,960
Yum China Holdings, Inc.	18,635	790,683
Yum! Brands, Inc.	24,872	3,249,776

		19,980,801

Household Durables—0.3%
Garmin Ltd.	3,902	501,563
Midea Group Co. Ltd. - Class A	138,600	1,067,205
Mohawk Industries, Inc. (a)	4,483	463,990
Newell Brands, Inc.	26,501	230,029

Household Durables—(Continued)
Sony Group Corp.	28,400	2,691,033

		4,953,820

Household Products—0.1%
Energizer Holdings, Inc. (b)	7,669	242,954
Procter & Gamble Co.	4,245	622,062
Unilever Indonesia Tbk. PT	487,400	111,709

		976,725

Independent Power and Renewable Electricity Producers—0.3%
RWE AG	89,553	4,071,575

Industrial Conglomerates—0.2%
Bidvest Group Ltd.	27,559	380,833
Hitachi Ltd.	26,200	1,893,511
Honeywell International, Inc.	1,924	403,482
Jardine Matheson Holdings Ltd.	9,900	407,512

		3,085,338

Industrial REITs—0.4%
EastGroup Properties, Inc.	668	122,605
Goodman Group	78,039	1,339,971
Prologis, Inc.	34,664	4,620,711

		6,083,287

Insurance—2.0%
AIA Group Ltd.	638,400	5,544,763
Allianz SE	10,730	2,865,988
Chubb Ltd.	1,859	420,134
CNA Financial Corp.	5,696	240,998
Fairfax Financial Holdings Ltd.	421	387,641
HDFC Life Insurance Co. Ltd.	111,849	867,965
Loews Corp.	14,901	1,036,961
Muenchener Rueckversicherungs-Gesellschaft AG	9,314	3,856,892
Ping An Insurance Group Co. of China Ltd. - Class H	212,000	958,972
Progressive Corp.	38,118	6,071,435
Prudential PLC	115,614	1,301,483
Tokio Marine Holdings, Inc.	109,700	2,738,704
Travelers Cos., Inc.	4,132	787,105
W.R. Berkley Corp. (b)	4,665	329,909
Zurich Insurance Group AG	3,581	1,872,175

		29,281,125

Interactive Media & Services—1.2%
Alphabet, Inc. - Class C (a)	27,977	3,942,799
IAC, Inc. (a)	7,354	385,202
Meta Platforms, Inc. - Class A (a)	26,207	9,276,230
NAVER Corp.	5,028	870,200
Tencent Holdings Ltd.	84,300	3,184,918

		17,659,349

IT Services—0.7%
Capgemini SE	8,225	1,720,616
EPAM Systems, Inc. (a)	3,535	1,051,097

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Infosys Ltd. (ADR) (b)	167,141	$3,072,052
International Business Machines Corp.	1,923	314,507
MongoDB, Inc. (a) (b)	1,727	706,084
Snowflake, Inc. - Class A (a)	3,584	713,216
Tata Consultancy Services Ltd.	73,155	3,336,716

		10,914,288

Leisure Products—0.1%
Shimano, Inc.	9,700	1,497,376

Life Sciences Tools & Services—0.1%
Fortrea Holdings, Inc. (a)	3,403	118,765
Mettler-Toledo International, Inc. (a)	202	245,018
Thermo Fisher Scientific, Inc.	1,700	902,343
Wuxi Biologics Cayman, Inc. (a)	160,500	606,287

		1,872,413

Machinery—1.2%
Atlas Copco AB - A Shares	108,418	1,866,924
Deere & Co.	11,050	4,418,563
Dover Corp.	3,363	517,263
Ingersoll Rand, Inc.	10,698	827,383
Middleby Corp. (a)	2,124	312,589
Sandvik AB	66,453	1,438,294
SMC Corp.	2,300	1,229,972
Techtronic Industries Co. Ltd.	179,000	2,140,957
Timken Co.	3,332	267,060
Volvo AB - B Shares	186,892	4,858,435

		17,877,440

Media—0.2%
Charter Communications, Inc. - Class A (a)	1,850	719,058
Liberty Broadband Corp. - Class C (a)	3,943	317,766
Liberty Media Corp.-Liberty SiriusXM - Class C (a)	16,843	484,742
Nexstar Media Group, Inc. (b)	1,897	297,355
Trade Desk, Inc. - Class A (a)	9,519	684,987

		2,503,908

Metals & Mining—0.3%
BHP Group Ltd.	107,633	3,689,718
Freeport-McMoRan, Inc.	7,775	330,982

		4,020,700

Multi-Utilities—0.2%
Engie SA	112,624	1,980,397
Public Service Enterprise Group, Inc.	22,772	1,392,508

		3,372,905

Oil, Gas & Consumable Fuels—1.7%
BP PLC	402,390	2,377,931
Cheniere Energy, Inc. (b)	3,876	661,672
Chevron Corp.	23,830	3,554,483
ConocoPhillips	19,303	2,240,499
Coterra Energy, Inc.	10,002	255,251

Oil, Gas & Consumable Fuels—(Continued)
EOG Resources, Inc.	22,903	2,770,118
Exxon Mobil Corp.	28,928	2,892,221
Kinder Morgan, Inc.	34,932	616,201
Phillips 66	4,949	658,910
Shell PLC	193,735	6,294,292
TotalEnergies SE	32,792	2,227,510
Williams Cos., Inc.	17,659	615,063

		25,164,151

Personal Care Products—0.2%
Kenvue, Inc.	17,084	367,819
L’Oreal SA	3,672	1,825,739
LG H&H Co. Ltd.	657	180,471

		2,374,029

Pharmaceuticals—1.7%
AstraZeneca PLC	38,849	5,232,315
Bristol-Myers Squibb Co.	14,679	753,179
Eli Lilly & Co.	3,150	1,836,198
Johnson & Johnson	21,789	3,415,208
Merck & Co., Inc.	3,693	402,611
Novo Nordisk AS - Class B	73,313	7,583,118
Roche Holding AG	15,311	4,437,620
Royalty Pharma PLC - Class A (b)	13,488	378,878
Sanofi SA	14,567	1,444,193

		25,483,320

Professional Services—0.4%
Booz Allen Hamilton Holding Corp.	5,279	675,237
Recruit Holdings Co. Ltd.	37,500	1,600,999
RELX PLC	106,209	4,206,819

		6,483,055

Real Estate Management & Development—0.0%
CBRE Group, Inc. - Class A (a)	4,302	400,473

Residential REITs—0.1%
American Homes 4 Rent - Class A	11,777	423,501
Mid-America Apartment Communities, Inc. (b)	4,623	621,608

		1,045,109

Retail REITs—0.1%
Brixmor Property Group, Inc.	18,141	422,141
Federal Realty Investment Trust	3,438	354,286
Kimco Realty Corp.	29,206	622,380
Regency Centers Corp.	3,746	250,982

		1,649,789

Semiconductors & Semiconductor Equipment—3.6%
Advanced Micro Devices, Inc. (a)	20,876	3,077,331
Analog Devices, Inc.	27,785	5,516,990
ASML Holding NV	15,950	12,042,460
Broadcom, Inc.	1,906	2,127,572
Entegris, Inc. (b)	5,080	608,686

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Infineon Technologies AG	49,787	$2,076,545
Lam Research Corp.	1,411	1,105,180
NVIDIA Corp.	22,030	10,909,697
NXP Semiconductors NV	23,446	5,385,077
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR) (b)	77,097	8,018,088
Texas Instruments, Inc.	3,768	642,293
Tokyo Electron Ltd.	9,100	1,617,530

		53,127,449

Software—2.3%
Adobe, Inc. (a)	4,036	2,407,878
Cadence Design Systems, Inc. (a)	2,015	548,825
Confluent, Inc. - Class A (a)	18,069	422,815
Crowdstrike Holdings, Inc. - Class A (a)	2,804	715,917
HubSpot, Inc. (a)	1,120	650,205
Intuit, Inc.	2,640	1,650,079
Microsoft Corp.	65,297	24,554,284
Oracle Corp.	5,050	532,421
Palo Alto Networks, Inc. (a)	4,350	1,282,728
Synopsys, Inc. (a)	1,324	681,741
Workday, Inc. - Class A (a)	2,886	796,709

		34,243,602

Specialized REITs—0.2%
Lamar Advertising Co. - Class A	3,901	414,598
Public Storage	2,150	655,750
Rayonier, Inc. (b)	10,983	366,942
Weyerhaeuser Co.	21,845	759,551

		2,196,841

Specialty Retail—0.8%
AutoZone, Inc. (a)	167	431,797
Bath & Body Works, Inc.	10,207	440,534
Best Buy Co., Inc.	3,324	260,203
Dick’s Sporting Goods, Inc. (b)	3,400	499,630
Home Depot, Inc.	1,127	390,562
Industria de Diseno Textil SA	50,932	2,221,471
Lojas Renner SA	100,315	357,725
Lowe’s Cos., Inc.	6,671	1,484,631
Murphy USA, Inc.	879	313,416
Ross Stores, Inc.	20,115	2,783,715
TJX Cos., Inc.	30,027	2,816,833

		12,000,517

Technology Hardware, Storage & Peripherals—1.2%
Apple, Inc.	64,450	12,408,558
Samsung Electronics Co. Ltd. (GDR)	3,554	5,323,892

		17,732,450

Textiles, Apparel & Luxury Goods—0.8%
Carter’s, Inc.	2,370	177,489
Cie Financiere Richemont SA - Class A	12,083	1,666,648
Columbia Sportswear Co. (b)	3,221	256,198

Textiles, Apparel & Luxury Goods—(Continued)
Lululemon Athletica, Inc. (a)	1,258	643,203
LVMH Moet Hennessy Louis Vuitton SE	9,849	7,988,773
Ralph Lauren Corp.	1,895	273,259

		11,005,570

Tobacco—0.2%
ITC Ltd.	308,529	1,710,759
Philip Morris International, Inc.	5,134	483,007

		2,193,766

Trading Companies & Distributors—0.1%
Air Lease Corp.	7,296	305,994
Ferguson PLC	6,081	1,166,368

		1,472,362

Wireless Telecommunication Services—0.0%
T-Mobile U.S., Inc.	1,729	277,211

Total Common Stocks (Cost $483,217,512)		574,860,637

Convertible Bonds—17.8%

Aerospace/Defense—1.2%
Rheinmetall AG
1.875%, 02/07/28 (EUR)	1,300,000	1,596,574
Safran SA
Zero Coupon, 04/01/28 (EUR)	867,100	1,788,041
0.875%, 05/15/27 (EUR)	8,178,400	14,761,672

		18,146,287

Airlines—0.7%
Southwest Airlines Co. 1.250%, 05/01/25	9,490,000	9,589,645

Banks—2.0%
Barclays Bank PLC
Zero Coupon, 01/24/25 (EUR)	3,400,000	3,681,859
Zero Coupon, 02/04/25	6,437,000	12,205,904
Zero Coupon, 02/18/25	9,000,000	9,766,440
BNP Paribas SA
Zero Coupon, 05/13/25 (EUR)	2,700,000	3,585,122

		29,239,325

Beverages—0.4%
Fomento Economico Mexicano SAB de CV 2.625%, 02/24/26 (EUR)	5,500,000	6,062,497

Chemicals—0.4%
LG Chem Ltd. 1.250%, 07/18/28	5,800,000	5,541,900

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—1.5%
Amadeus IT Group SA 1.500%, 04/09/25 (EUR)	7,900,000	$10,726,043
Edenred SE
Zero Coupon, 09/06/24 (EUR)	2,870,100	1,919,163
Zero Coupon, 06/14/28 (EUR)	5,751,500	4,202,055
Euronet Worldwide, Inc. 0.750%, 03/15/49	4,424,000	4,136,440

		20,983,701

Diversified Financial Services—1.1%
Citigroup Global Markets Funding Luxembourg SCA
Zero Coupon, 03/15/28 (EUR)	5,400,000	6,614,354
Merrill Lynch BV
Zero Coupon, 01/30/26 (EUR)	3,000,000	3,381,159
SBI Holdings, Inc.
Zero Coupon, 07/25/25 (JPY)	700,000,000	5,813,475

		15,808,988

Electric—1.0%
CenterPoint Energy, Inc. 4.250%, 08/15/26	4,486,000	4,506,187
Iberdrola Finanzas SA 0.800%, 12/07/27 (EUR)	3,000,000	3,334,710
Southern Co. 3.875%, 12/15/25	7,429,000	7,432,714

		15,273,611

Electrical Components & Equipment—0.7%
Schneider Electric SE
Zero Coupon, 06/15/26 (EUR)	4,619,900	9,942,626

Food—0.3%
Mondelez International Holdings Netherlands BV
Zero Coupon, 09/20/24 (EUR)	4,200,000	4,497,577

Internet—1.6%
Booking Holdings, Inc. 0.750%, 05/01/25	8,056,000	15,175,893
Expedia Group, Inc.
Zero Coupon, 02/15/26	6,824,000	6,452,092
Palo Alto Networks, Inc. 0.375%, 06/01/25	697,000	2,065,211

		23,693,196

Investment Companies—0.9%
ARES Capital Corp. 4.625%, 03/01/24	4,923,000	5,067,613
Groupe Bruxelles Lambert NV 2.125%, 11/29/25 (EUR)	4,400,000	4,730,696
Wendel SE 2.625%, 03/27/26 (EUR)	3,300,000	3,551,326

		13,349,635

Iron/Steel—0.6%
POSCO Holdings, Inc.
Zero Coupon, 09/01/26 (EUR)	6,900,000	8,774,878

Lodging—0.4%
Accor SA 0.700%, 12/07/27 (EUR)	11,379,900	6,030,582

Mining—0.5%
Glencore Funding LLC
Zero Coupon, 03/27/25	6,200,000	6,816,429

Real Estate—0.4%
LEG Immobilien SE 0.875%, 09/01/25 (EUR)	5,300,000	5,680,330

Real Estate Investment Trusts—0.8%
DEXUS Finance Pty. Ltd. 3.500%, 11/24/27 (AUD)	6,600,000	4,742,688
Welltower OP LLC 2.750%, 05/15/28 (b)	6,568,000	7,261,581

		12,004,269

Semiconductors—1.8%
Microchip Technology, Inc. 0.125%, 11/15/24 (b)	6,705,000	7,325,212
SK Hynix, Inc. 1.750%, 04/11/30	2,400,000	3,358,800
STMicroelectronics NV
Zero Coupon, 08/04/25	13,000,000	15,709,373

		26,393,385

Software—0.9%
Akamai Technologies, Inc. 0.125%, 05/01/25	2,243,000	2,848,610
0.375%, 09/01/27	6,129,000	6,824,641
1.125%, 02/15/29 (144A)	3,007,000	3,252,071

		12,925,322

Telecommunications—0.3%
America Movil BV
Zero Coupon, 03/02/24 (EUR)	4,300,000	4,764,386

Water—0.3%
American Water Capital Corp. 3.625%, 06/15/26	4,456,000	4,449,316

Total Convertible Bonds (Cost $251,248,819)		259,967,885

U.S. Treasury & Government Agencies—12.6%

Agency Sponsored Mortgage - Backed—6.5%
Federal Home Loan Mortgage Corp.
1.800%, 11/01/28	1,000,000	885,093
2.500%, 07/01/50	2,217,269	1,894,026

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Federal Home Loan Mortgage Corp.
3.000%, 02/01/52	368,035	$325,675
3.500%, 10/01/49	143,233	133,310
3.700%, 06/01/34	750,000	701,261
4.000%, 12/01/47	154,210	148,111
4.500%, 06/01/47	322,472	319,792
4.500%, 06/01/48	172,676	170,319
5.000%, 12/01/48	127,178	127,813
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk
9.587%, SOFR30A + 4.250%, 05/25/52 (144A) (e)	587,300	591,252
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
3.600%, 02/25/28	1,000,000	968,533
3.820%, 12/25/32 (e)	600,000	572,190
3.850%, 05/25/28 (e)	585,000	571,909
4.660%, 01/25/31	485,000	483,897
Federal Home Loan Mortgage Corp. REMICS
2.500%, 01/15/42	20,166	17,415
3.000%, 07/25/49	240,907	215,583
3.500%, 03/15/35	600,000	567,494
4.000%, 07/15/38	250,000	240,308
4.500%, 10/15/41	691,669	660,038
5.000%, 02/15/40	117,000	114,241
5.000%, 02/15/41	426,517	425,267
5.500%, 03/15/37	140,976	144,549
Federal National Mortgage Association
1.500%, 01/01/31	500,000	409,823
1.800%, 10/01/33	500,000	399,737
1.930%, 11/01/31	900,000	746,081
1.960%, 09/01/33	750,000	600,010
2.000%, 01/01/32	1,800,000	1,495,393
2.130%, 11/01/28	1,208,776	1,089,065
2.140%, 12/01/33	450,000	373,044
2.160%, 12/01/33	500,000	409,991
2.500%, 05/01/50	756,102	652,331
2.500%, 07/01/50	1,310,590	1,116,449
2.500%, 09/01/50	729,674	631,186
2.500%, 09/01/51	474,197	403,356
2.500%, 11/01/51	725,076	617,202
2.500%, 01/01/52	385,663	328,896
2.500%, 07/01/61	382,437	316,697
2.500%, 09/01/61	879,581	728,380
2.500%, 03/01/62	564,131	466,107
2.510%, 10/01/30	1,050,000	928,911
2.580%, 03/01/32	498,686	431,576
2.600%, 10/01/31	350,000	310,137
2.730%, 09/01/29	1,145,924	1,051,371
2.770%, 08/01/33	921,000	798,179
3.000%, 05/01/51	1,288,934	1,146,131
3.000%, 01/01/52	595,918	527,382
3.000%, 03/01/61	736,545	648,291
3.230%, 01/01/30	450,714	424,463
3.330%, 04/01/35	467,991	422,821
3.500%, 01/01/50	569,546	531,538
3.500%, 05/01/52	974,820	902,321
3.500%, 03/01/61	376,158	341,266
3.500%, 09/01/61	849,116	770,243

Agency Sponsored Mortgage - Backed—(Continued)
Federal National Mortgage Association
3.500%, 03/01/62	635,478	585,893
3.500%, 06/01/62	585,479	528,557
3.510%, 09/01/32	300,000	278,696
3.540%, 11/01/32	600,000	558,198
3.620%, 05/01/32	974,694	917,089
3.660%, 03/01/27	700,214	682,241
3.680%, 09/01/32	613,000	577,024
3.740%, 02/01/29	800,000	777,453
3.750%, 09/01/32	1,030,000	977,869
3.800%, 09/01/32	720,672	684,647
3.810%, 10/01/32	790,000	750,775
3.870%, 06/01/37	764,000	703,670
3.895%, 02/01/33	750,000	716,563
3.970%, 10/01/32	736,741	710,762
4.000%, 06/01/46	410,870	396,240
4.000%, 07/01/47	520,613	501,793
4.000%, 11/01/47	185,344	178,509
4.000%, 12/01/47	312,314	300,734
4.000%, 01/01/48	313,967	302,914
4.000%, 09/01/48	95,172	91,525
4.000%, 06/01/49	396,057	383,702
4.000%, 10/01/52	798,329	755,268
4.000%, 08/01/59	573,426	541,438
4.000%, 12/01/61	862,334	815,266
4.090%, 07/01/30	700,000	685,186
4.210%, 02/01/33	1,000,000	979,151
4.330%, 01/01/33	800,000	790,804
4.420%, 09/01/29	180,000	180,031
4.500%, 04/01/39	90,740	89,739
4.500%, 12/01/40	110,109	109,967
4.500%, 05/01/48	42,716	42,102
4.500%, 06/01/48	71,905	70,864
4.500%, 07/01/48	18,740	18,459
4.500%, 11/01/48	1,371,581	1,351,852
4.500%, 01/01/49	164,320	163,398
4.500%, 06/01/49	109,025	106,999
4.500%, 06/01/62	514,553	499,884
4.510%, 10/01/33	810,000	811,523
4.550%, 04/01/33	992,306	997,002
4.550%, 09/01/33	1,602,361	1,609,939
4.590%, 04/01/33	882,000	888,870
4.680%, 10/01/29	800,000	810,337
4.700%, 09/01/33	781,469	794,652
4.970%, 12/01/30	543,336	557,674
5.000%, 07/01/44	278,162	286,255
5.000%, 06/01/48	41,566	41,747
5.000%, 07/01/48	185,742	188,886
5.000%, 08/01/48	209,706	210,585
5.000%, 10/01/48	112,048	112,068
5.000%, 01/01/49	245,392	247,859
5.000%, 03/01/53	470,569	465,560
5.000%, 06/01/53	990,633	980,042
5.230%, 12/01/32	1,000,000	1,051,875
Federal National Mortgage Association REMICS
3.500%, 06/25/46	108,319	102,281
3.500%, 05/25/49	431,696	395,353
4.000%, 04/25/42	149,215	142,563

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Federal National Mortgage Association REMICS
4.000%, 05/25/43	93,269	$91,313
5.000%, 04/25/37	27,319	26,826
5.000%, 07/25/39	250,000	250,479
5.000%, 05/25/40	65,000	63,986
6.000%, 01/25/34	87,480	89,672
Federal National Mortgage Association Trust 5.620%, 11/25/33	200,337	199,379
Federal National Mortgage Association-ACES 0.750%, 09/25/28	168,914	155,641
1.000%, 11/25/33	434,419	418,019
1.200%, 10/25/30	78,176	70,687
1.707%, 11/25/31 (e)	1,000,000	820,023
1.827%, 10/25/30 (e) (f)	1,160,965	72,163
1.923%, 11/25/33 (e) (f)	8,166,349	671,142
1.953%, 07/25/30 (e) (f)	1,892,433	139,818
2.083%, 04/25/32 (e)	1,620,000	1,356,519
2.593%, 06/25/32 (e)	966,000	845,302
3.751%, 08/25/32 (e)	800,000	762,003
FREMF Mortgage Trust 3.530%, 12/25/51 (144A) (e)	500,000	453,242
Government National Mortgage Association
1.500%, 03/20/36	693,106	598,755
2.500%, 08/20/51	422,667	369,616
2.500%, 10/20/51	116,172	101,589
3.000%, 12/20/51	459,899	427,162
3.000%, 03/20/52	748,240	675,540
3.500%, 02/20/52	518,646	481,561
4.000%, 10/20/49	232,480	225,127
4.000%, 01/20/52	369,268	347,551
4.000%, 08/20/52	499,873	476,960
4.200%, 01/20/49	1,167,047	1,118,125
4.250%, 07/20/47	595,526	579,015
4.250%, 10/20/48	1,488,242	1,440,540
4.250%, 12/20/48	507,934	487,576
4.250%, 02/20/50	841,530	805,928
4.500%, 07/15/39	211,453	210,745
4.500%, 02/20/48	2,023,865	1,983,330
4.500%, 05/20/48	55,771	54,287
4.500%, 06/20/48	690,349	677,705
4.500%, 12/20/48	254,166	248,529
4.500%, 07/20/49	224,207	219,398
4.500%, 09/20/49	565,977	561,656
4.500%, 06/20/52	732,498	714,555
5.000%, 07/20/48	85,836	86,052
5.000%, 12/20/48	277,249	279,743
5.000%, 03/20/49	665,029	667,493
5.000%, 05/20/49	614,511	627,684
5.000%, 06/20/52	1,231,348	1,223,746
5.500%, 04/20/53	989,128	1,005,786
5.500%, 07/20/53	651,123	658,078
6.000%, 04/20/53	1,200,990	1,227,357
6.707%, 1Y H15 + 1.566%, 11/20/71 (e)	447,224	455,662
6.757%, 1Y H15 + 1.639%, 11/20/71 (e)	504,669	516,018
6.860%, 1Y H15 + 1.751%, 10/20/71 (e)	499,735	513,319
6.861%, 1Y H15 + 1.790%, 09/20/71 (e)	397,297	409,044
6.908%, 1Y H15 + 1.836%, 08/20/71 (e)	401,057	413,583
6.917%, 1Y H15 + 1.751%, 11/20/71 (e)	468,747	482,014

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association
6.998%, 1Y H15 + 1.776%, 12/20/71 (e)	402,969	414,893
7.155%, 1Y H15 + 1.678%, 04/20/72 (e)	462,453	474,734
7.163%, 1Y H15 + 1.700%, 02/20/72 (e)	612,239	628,405
7.439%, 1Y H15 + 1.961%, 03/20/72 (e)	340,714	353,509
Government National Mortgage Association REMICS 2.500%, 05/20/43	14,545	12,095
3.500%, 04/20/49	308,340	286,825
4.500%, 04/20/53	740,061	718,550
5.500%, 02/20/37	71,451	71,882
5.500%, 04/16/37	75,897	77,181
5.500%, 11/16/39	200,000	203,410
6.000%, 04/17/34	40,059	40,780
6.047%, 1M TSFR + 0.724%, 03/20/70 (e)	382,426	377,845
Seasoned Credit Risk Transfer Trust 3.000%, 10/25/62	777,073	658,380
3.250%, 11/25/61	346,367	300,116
3.500%, 05/25/57	371,039	344,313
3.500%, 06/25/57	379,859	348,854
3.500%, 03/25/58	546,475	515,592
3.500%, 07/25/58	378,476	337,090
Seasoned Loans Structured Transaction
3.500%, 11/25/28	835,256	795,888
Uniform Mortgage-Backed Security, TBA
2.500%, TBA (g)	465,000	395,541

		95,009,713

U.S. Treasury—6.1%
U.S. Treasury Bonds
1.125%, 05/15/40	1,365,000	879,679
1.250%, 05/15/50	831,000	447,799
1.375%, 08/15/50	135,000	75,226
1.750%, 08/15/41	560,000	389,462
1.875%, 02/15/41	1,500,000	1,078,418
1.875%, 02/15/51	2,298,000	1,457,165
1.875%, 11/15/51	1,545,000	976,730
2.000%, 11/15/41	135,000	97,648
2.000%, 02/15/50	367,000	241,489
2.000%, 08/15/51 (b)	500,000	326,504
2.250%, 08/15/46	236,000	167,790
2.250%, 08/15/49	115,000	80,293
2.375%, 02/15/42	625,000	479,541
2.375%, 11/15/49	570,000	408,975
2.375%, 05/15/51	175,000	124,879
2.500%, 02/15/45	2,810,000	2,127,807
2.750%, 08/15/42	1,600,000	1,297,687
2.750%, 11/15/42	8,895,000	7,192,789
2.875%, 05/15/43	1,000,000	820,898
2.875%, 08/15/45 (b)	5,000	4,032
2.875%, 05/15/52	7,240,000	5,764,284
3.000%, 11/15/44	79,000	65,382
3.000%, 02/15/47	65,000	53,140
3.250%, 05/15/42	1,400,000	1,228,281
3.750%, 11/15/43	5,552,000	5,188,517
3.875%, 08/15/40	410,000	399,606
3.875%, 05/15/43	265,000	252,620

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
0.375%, 01/31/26	120,000	$110,869
0.375%, 09/30/27	2,330,000	2,043,574
0.500%, 02/28/26	1,780,000	1,644,901
0.625%, 08/15/30	250,000	202,783
0.875%, 06/30/26	1,305,000	1,206,768
0.875%, 09/30/26	147,000	135,016
1.250%, 03/31/28	8,655,000	7,761,101
1.250%, 06/30/28	9,590,000	8,552,332
1.375%, 11/15/31	127,000	105,440
1.500%, 02/15/30	2,430,000	2,117,043
1.625%, 05/15/31	610,000	523,242
1.875%, 02/28/29	1,300,000	1,178,430
1.875%, 02/15/32	7,675,000	6,598,401
2.250%, 11/15/25	65,000	62,603
2.500%, 02/28/26	30,000	28,952
2.625%, 05/31/27	7,670,000	7,341,029
2.750%, 07/31/27	1,850,000	1,775,855
2.875%, 04/30/29	4,865,000	4,627,641
3.125%, 08/31/27	2,485,000	2,415,109
3.125%, 08/31/29	2,455,000	2,357,855
3.500%, 02/15/33	4,340,000	4,208,613
U.S. Treasury STRIPS Coupon
Zero Coupon, 02/15/32	2,375,000	1,723,108
Zero Coupon, 11/15/40	720,000	346,943
Zero Coupon, 02/15/41	462,776	220,436

		88,914,685

Total U.S. Treasury & Government Agencies (Cost $197,803,653)		183,924,398

Corporate Bonds & Notes—5.9%

Aerospace/Defense—0.2%
BAE Systems PLC 1.900%, 02/15/31 (144A)	200,000	164,376
Boeing Co. 2.196%, 02/04/26	1,165,000	1,100,793
2.750%, 02/01/26	102,000	97,628
3.100%, 05/01/26	80,000	76,883
3.250%, 03/01/28	100,000	93,898
5.150%, 05/01/30	150,000	152,702
L3Harris Technologies, Inc. 4.854%, 04/27/35	50,000	49,340
5.400%, 07/31/33	171,000	177,796
RTX Corp. 4.150%, 05/15/45	253,000	216,150
4.350%, 04/15/47	140,000	121,738
5.150%, 02/27/33	126,000	128,412

		2,379,716

Agriculture—0.1%
Altria Group, Inc. 2.450%, 02/04/32 (b)	170,000	138,630
BAT Capital Corp.
2.259%, 03/25/28	95,000	85,005
3.734%, 09/25/40	65,000	47,782

Agriculture—(Continued)
BAT Capital Corp.
4.390%, 08/15/37	65,000	54,426
4.540%, 08/15/47	146,000	112,088
BAT International Finance PLC 1.668%, 03/25/26	70,000	65,020
Bunge Ltd. Finance Corp. 2.750%, 05/14/31	250,000	217,593
Viterra Finance BV 3.200%, 04/21/31 (144A)	200,000	172,354

		892,898

Airlines—0.2%
Air Canada Pass-Through Trust 3.550%, 07/15/31 (144A)	520,800	456,594
3.750%, 06/15/29 (144A)	383,004	352,091
American Airlines Pass-Through Trust 3.200%, 12/15/29	269,800	245,530
3.600%, 03/22/29	128,941	120,615
British Airways Pass-Through Trust 3.300%, 06/15/34 (144A)	108,764	96,649
4.125%, 03/20/33 (144A)	387,227	352,093
Continental Airlines Pass-Through Trust 4.000%, 04/29/26	423,858	414,442
Delta Air Lines Pass-Through Trust 3.625%, 01/30/29	84,690	79,759
United Airlines Pass-Through Trust 3.450%, 06/01/29	318,677	295,738
3.700%, 09/01/31	53,168	46,467
4.150%, 10/11/25	280,258	278,977
4.150%, 02/25/33	163,566	150,739

		2,889,694

Auto Manufacturers—0.1%
General Motors Financial Co., Inc. 1.250%, 01/08/26	209,000	193,370
2.350%, 01/08/31 (b)	50,000	41,333
2.700%, 06/10/31	135,000	113,192
3.800%, 04/07/25	65,000	63,631
Hyundai Capital America 1.300%, 01/08/26 (144A)	50,000	46,162
1.500%, 06/15/26 (144A)	35,000	31,962
1.800%, 10/15/25 (144A)	250,000	234,908
1.800%, 01/10/28 (144A)	100,000	87,677
2.375%, 10/15/27 (144A)	70,000	63,045
5.650%, 06/26/26 (144A)	749,000	753,970
Stellantis Finance U.S., Inc. 1.711%, 01/29/27 (144A)	200,000	181,621

		1,810,871

Auto Parts & Equipment—0.0%
Lear Corp. 2.600%, 01/15/32	45,000	36,417

Banks—1.9%
ABN AMRO Bank NV 2.470%, 1Y H15 + 1.100%, 12/13/29 (144A) (e)	300,000	263,912
6.575%, 1Y H15 + 1.550%, 10/13/26 (144A) (e)	300,000	304,910

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
AIB Group PLC 6.608%, SOFR + 2.330%, 09/13/29 (144A) (e)	200,000	$210,690
ANZ New Zealand International Ltd. 5.355%, 08/14/28 (144A)	200,000	204,476
Banco Santander SA 2.746%, 05/28/25	200,000	192,961
5.588%, 08/08/28	600,000	611,777
Bank of America Corp. 2.551%, SOFR + 1.050%, 02/04/28 (e)	780,000	722,542
2.572%, SOFR + 1.210%, 10/20/32 (e)	670,000	555,478
2.676%, SOFR + 1.930%, 06/19/41 (b) (e)	130,000	92,934
2.687%, SOFR + 1.320%, 04/22/32 (e)	240,000	202,663
2.972%, SOFR + 1.330%, 02/04/33 (e)	105,000	89,336
3.705%, 3M TSFR + 1.774%, 04/24/28 (e)	300,000	286,471
3.824%, 3M TSFR + 1.837%, 01/20/28 (e)	300,000	288,235
4.376%, SOFR + 1.580%, 04/27/28 (e)	145,000	141,708
5.202%, SOFR + 1.630%, 04/25/29 (e)	360,000	362,227
5.288%, SOFR + 1.910%, 04/25/34 (e)	390,000	390,898
5.819%, SOFR + 1.570%, 09/15/29 (e)	240,000	247,746
Bank of Ireland Group PLC 2.029%, 1Y H15 + 1.100%, 09/30/27 (144A) (e)	200,000	182,361
6.253%, 1Y H15 + 2.650%, 09/16/26 (144A) (e)	200,000	202,110
Bank of Montreal 3.803%, 5Y USD Swap + 1.432%, 12/15/32 (e)	100,000	91,992
5.717%, 09/25/28	220,000	227,991
Bank of New York Mellon Corp. 6.317%, SOFR + 1.598%, 10/25/29 (e)	175,000	185,883
6.474%, SOFR + 1.845%, 10/25/34 (e)	150,000	166,153
Bank of Nova Scotia 4.850%, 02/01/30 (b)	225,000	224,613
Banque Federative du Credit Mutuel SA 4.935%, 01/26/26 (144A) (b)	200,000	199,287
5.790%, 07/13/28 (144A)	200,000	206,483
5.896%, 07/13/26 (144A)	230,000	234,812
Barclays PLC 6.224%, SOFR + 2.980%, 05/09/34 (e)	230,000	238,550
BNP Paribas SA 2.159%, SOFR + 1.218%, 09/15/29 (144A) (e)	200,000	173,952
3.132%, SOFR + 1.561%, 01/20/33 (144A) (e)	270,000	229,428
BPCE SA 3.116%, SOFR + 1.730%, 10/19/32 (144A) (e)	500,000	407,685
5.975%, SOFR + 2.100%, 01/18/27 (144A) (e)	250,000	251,960
6.714%, SOFR + 2.270%, 10/19/29 (144A) (e)	250,000	263,226
CaixaBank SA 6.684%, SOFR + 2.080%, 09/13/27 (144A) (e)	210,000	215,266
Citigroup, Inc. 2.520%, SOFR + 1.177%, 11/03/32 (e)	365,000	300,875
2.561%, SOFR + 1.167%, 05/01/32 (e)	240,000	200,239
3.057%, SOFR + 1.351%, 01/25/33 (e)	71,000	60,576
3.668%, 3M TSFR + 1.652%, 07/24/28 (e)	745,000	710,007
3.887%, 3M TSFR + 1.825%, 01/10/28 (e)	300,000	290,096
4.400%, 06/10/25	120,000	118,448
Cooperatieve Rabobank UA 3.750%, 07/21/26	315,000	301,579
Credit Agricole SA 1.247%, SOFR + 0.892%, 01/26/27 (144A) (e)	250,000	230,167
6.316%, SOFR + 1.860%, 10/03/29 (144A) (e)	280,000	293,261

Banks—(Continued)
Credit Suisse AG 1.250%, 08/07/26	750,000	680,377
7.950%, 01/09/25	250,000	255,505
Deutsche Bank AG 2.129%, SOFR + 1.870%, 11/24/26 (e)	150,000	140,598
6.720%, SOFR + 3.180%, 01/18/29 (e)	150,000	157,081
6.819%, SOFR + 2.510%, 11/20/29 (e)	150,000	157,927
Federation des Caisses Desjardins du Quebec 4.400%, 08/23/25 (144A)	200,000	197,458
5.700%, 03/14/28 (144A) (b)	200,000	205,819
Goldman Sachs Group, Inc. 1.948%, SOFR + 0.913%, 10/21/27 (e)	1,050,000	960,562
2.383%, SOFR + 1.248%, 07/21/32 (e)	400,000	328,651
2.640%, SOFR + 1.114%, 02/24/28 (e)	124,000	114,949
4.411%, 3M TSFR + 1.692%, 04/23/39 (e)	140,000	126,595
6.484%, SOFR + 1.770%, 10/24/29 (e)	200,000	212,210
HSBC Holdings PLC 2.206%, SOFR + 1.285%, 08/17/29 (e)	200,000	174,585
2.357%, SOFR + 1.947%, 08/18/31 (e)	200,000	165,635
4.292%, 3M TSFR + 1.609%, 09/12/26 (e)	250,000	244,712
5.210%, SOFR + 2.610%, 08/11/28 (b) (e)	310,000	309,727
6.500%, 09/15/37	100,000	108,239
7.390%, SOFR + 3.350%, 11/03/28 (e)	200,000	214,307
Huntington National Bank 5.650%, 01/10/30	267,000	269,248
Lloyds Banking Group PLC 1.627%, 1Y H15 + 0.850%, 05/11/27 (e)	200,000	183,250
4.375%, 03/22/28 (b)	283,000	276,599
5.871%, 1Y H15 + 1.700%, 03/06/29 (e)	210,000	215,085
Macquarie Group Ltd. 1.340%, SOFR + 1.069%, 01/12/27 (144A) (e)	60,000	55,124
Mitsubishi UFJ Financial Group, Inc. 1.538%, 1Y H15 + 0.750%, 07/20/27 (b)(e)	270,000	246,704
3.751%, 07/18/39	250,000	218,749
Mizuho Financial Group, Inc. 1.234%, 1Y H15 + 0.670%, 05/22/27 (e)	200,000	182,216
2.869%, 3M TSFR + 1.572%, 09/13/30 (e)	200,000	176,731
5.739%, 1Y H15 + 1.650%, 05/27/31 (e)	230,000	236,811
Morgan Stanley 1.794%, SOFR + 1.034%, 02/13/32 (e)	440,000	351,350
3.591%, 3M TSFR + 1.340%, 07/22/28 (e)	1,000,000	954,644
4.300%, 01/27/45	70,000	63,121
5.164%, SOFR + 1.590%, 04/20/29 (e)	295,000	296,686
National Australia Bank Ltd. 3.933%, 5Y H15 + 1.880%, 08/02/34 (144A) (e)	390,000	353,485
NatWest Group PLC 3.754%, 5Y H15 + 2.100%, 11/01/29 (e)	200,000	195,093
4.269%, 03/22/25	200,000	199,290
4.892%, 05/18/29	200,000	196,336
5.076%, 01/27/30	200,000	196,872
7.472%, 1Y H15 + 2.850%, 11/10/26 (e)	200,000	206,963
Nordea Bank Abp 5.375%, 09/22/27 (144A)	200,000	203,316
Northern Trust Corp. 3.375%, 05/08/32	100,000	92,442
PNC Financial Services Group, Inc. 5.068%, SOFR + 1.933%, 01/24/34 (e)	209,000	204,498

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Santander U.K. Group Holdings PLC 1.673%, SOFR + 0.989%, 06/14/27 (e)	200,000	$181,814
6.534%, SOFR + 2.600%, 01/10/29 (e)	300,000	310,393
6.833%, SOFR + 2.749%, 11/21/26 (e)	400,000	407,341
Societe Generale SA 1.488%, 1Y H15 + 1.100%, 12/14/26 (144A) (e)	200,000	184,077
4.250%, 04/14/25 (144A)	350,000	341,927
6.446%, 1Y H15 + 2.550%, 01/10/29 (144A) (e)	200,000	206,896
6.447%, 1Y H15 + 2.300%, 01/12/27 (144A) (e)	200,000	203,485
State Street Corp. 4.821%, SOFR + 1.567%, 01/26/34 (b)(e)	120,000	118,079
Sumitomo Mitsui Financial Group, Inc. 5.520%, 01/13/28	330,000	337,754
5.710%, 01/13/30	330,000	342,615
Swedbank AB 6.136%, 09/12/26 (144A)	215,000	219,249
Toronto-Dominion Bank 5.156%, 01/10/28 (b)	150,000	152,262
5.523%, 07/17/28	60,000	61,772
5.532%, 07/17/26	160,000	163,040
Truist Financial Corp. 5.122%, SOFR + 1.852%, 01/26/34 (e)	110,000	106,513
6.047%, SOFR + 2.050%, 06/08/27 (e)	135,000	137,378
7.161%, SOFR + 2.446%, 10/30/29 (e)	155,000	167,405
UBS Group AG
1.305%, SOFR + 0.980%, 02/02/27 (144A) (e)	250,000	228,807
4.282%, 01/09/28 (144A)	380,000	368,064
UniCredit SpA 1.982%, 1Y H15 + 1.200%, 06/03/27 (144A) (e)	200,000	182,879
Wells Fargo & Co. 4.400%, 06/14/46	115,000	96,591
5.557%, SOFR + 1.990%, 07/25/34 (e)	180,000	183,260
5.574%, SOFR + 1.740%, 07/25/29 (e)	530,000	541,166
6.303%, SOFR + 1.790%, 10/23/29 (e)	375,000	395,221
6.491%, SOFR + 2.060%, 10/23/34 (e)	260,000	282,851
Westpac Banking Corp. 3.133%, 11/18/41 (b)	593,000	414,716
4.322%, 5Y USD ICE Swap + 2.236%, 11/23/31 (e)	100,000	96,144
Westpac New Zealand Ltd. 4.902%, 02/15/28 (144A)	320,000	319,157

		28,456,370

Beverages—0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.700%, 02/01/36	425,000	423,613
Anheuser-Busch InBev Worldwide, Inc. 4.439%, 10/06/48	235,000	216,326
Constellation Brands, Inc. 4.750%, 05/09/32	60,000	59,769
5.250%, 11/15/48	25,000	24,747
Keurig Dr Pepper, Inc. 3.430%, 06/15/27	75,000	72,233
Molson Coors Beverage Co. 4.200%, 07/15/46	56,000	47,718

		844,406

Biotechnology—0.1%
Amgen, Inc. 2.300%, 02/25/31	200,000	171,080
5.250%, 03/02/33 (b)	210,000	215,299
Gilead Sciences, Inc. 2.600%, 10/01/40	150,000	110,465
Regeneron Pharmaceuticals, Inc. 1.750%, 09/15/30	250,000	205,552
Royalty Pharma PLC 1.200%, 09/02/25	54,000	50,383
2.150%, 09/02/31	80,000	65,345

		818,124

Building Materials—0.0%
Martin Marietta Materials, Inc. 3.200%, 07/15/51	50,000	37,129
3.450%, 06/01/27	100,000	95,713
Masco Corp. 2.000%, 10/01/30	50,000	41,223
6.500%, 08/15/32	150,000	163,543
Trane Technologies Financing Ltd. 5.250%, 03/03/33	100,000	103,537

		441,145

Chemicals—0.1%
Celanese U.S. Holdings LLC 6.050%, 03/15/25	38,000	38,233
CF Industries, Inc. 4.950%, 06/01/43	190,000	173,663
DuPont de Nemours, Inc. 5.319%, 11/15/38	120,000	123,081
Eastman Chemical Co. 4.500%, 12/01/28	150,000	146,826
EIDP, Inc. 4.500%, 05/15/26	196,000	195,233
4.800%, 05/15/33	205,000	207,173
Nutrien Ltd. 4.200%, 04/01/29	50,000	48,968
5.000%, 04/01/49 (b)	75,000	70,934

		1,004,111

Commercial Services—0.1%
Element Fleet Management Corp. 6.319%, 12/04/28 (144A)	150,000	154,915
Ford Foundation 2.815%, 06/01/70	55,000	35,060
Global Payments, Inc. 2.900%, 05/15/30	42,000	36,942
2.900%, 11/15/31 (b)	83,000	70,997
3.200%, 08/15/29	99,000	89,723
5.300%, 08/15/29	57,000	57,372
Pepperdine University 3.301%, 12/01/59	100,000	68,716
Quanta Services, Inc. 2.350%, 01/15/32	115,000	95,163
2.900%, 10/01/30	180,000	157,945

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
S&P Global, Inc. 2.900%, 03/01/32	81,000	$72,299
Triton Container International Ltd. 1.150%, 06/07/24 (144A)	115,000	112,209
University of Southern California 3.226%, 10/01/2120	100,000	61,752
Verisk Analytics, Inc. 5.750%, 04/01/33	140,000	150,162

		1,163,255

Computers—0.0%
CGI, Inc. 2.300%, 09/14/31	156,000	127,543
Dell International LLC/EMC Corp. 6.020%, 06/15/26	73,000	74,723
Leidos, Inc. 2.300%, 02/15/31	55,000	46,035
5.750%, 03/15/33	90,000	93,850

		342,151

Cosmetics/Personal Care—0.0%
Haleon U.S. Capital LLC 3.375%, 03/24/29	250,000	236,438

Diversified Financial Services—0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 1.750%, 01/30/26	551,000	511,672
6.100%, 01/15/27	230,000	234,908
6.500%, 07/15/25	837,000	847,605
Air Lease Corp. 2.875%, 01/15/26 (b)	50,000	47,633
3.250%, 10/01/29	150,000	135,497
3.375%, 07/01/25	261,000	252,622
Aviation Capital Group LLC 4.125%, 08/01/25 (144A)	80,000	77,647
Avolon Holdings Funding Ltd. 2.125%, 02/21/26 (144A)	70,000	64,863
2.528%, 11/18/27 (144A)	382,000	338,391
2.875%, 02/15/25 (144A)	164,000	158,184
4.250%, 04/15/26 (144A)	105,000	101,411
4.375%, 05/01/26 (144A)	305,000	295,116
5.500%, 01/15/26 (144A)	185,000	183,803
6.375%, 05/04/28 (144A)	320,000	326,277
Brookfield Finance, Inc. 4.850%, 03/29/29	137,000	136,145
GTP Acquisition Partners I LLC 3.482%, 06/15/50 (144A)	325,000	315,962
Mitsubishi HC Capital, Inc. 3.559%, 02/28/24 (144A)	200,000	199,142
Nasdaq, Inc. 5.550%, 02/15/34	75,000	77,914
Nomura Holdings, Inc. 2.648%, 01/16/25	375,000	363,812
Nuveen LLC 4.000%, 11/01/28 (144A)	100,000	97,657

Diversified Financial Services—(Continued)
Park Aerospace Holdings Ltd. 5.500%, 02/15/24 (144A)	10,000	9,981

		4,776,242

Electric—0.7%
AEP Transmission Co. LLC 3.150%, 09/15/49	30,000	21,517
Ameren Illinois Co. 4.500%, 03/15/49	225,000	205,890
Arizona Public Service Co. 4.700%, 01/15/44	50,000	42,123
Baltimore Gas & Electric Co. 3.200%, 09/15/49	205,000	149,088
5.400%, 06/01/53 (b)	235,000	242,482
Cleveland Electric Illuminating Co. 4.550%, 11/15/30 (144A)	60,000	56,862
Consolidated Edison Co. of New York, Inc. 4.650%, 12/01/48	150,000	135,735
6.150%, 11/15/52	150,000	169,729
Constellation Energy Generation LLC 5.750%, 10/01/41	120,000	119,582
5.800%, 03/01/33 (b)	171,000	179,734
6.500%, 10/01/53	180,000	202,988
Consumers Energy Co. 4.625%, 05/15/33	220,000	219,628
DTE Electric Co. 5.400%, 04/01/53	215,000	225,669
DTE Electric Securitization Funding II LLC 6.090%, 09/01/38	250,000	275,651
DTE Energy Co. 4.875%, 06/01/28	200,000	201,734
Duke Energy Corp. 4.500%, 08/15/32	150,000	145,193
6.100%, 09/15/53	210,000	227,437
Duke Energy Florida LLC 5.950%, 11/15/52	190,000	207,883
Duke Energy Progress LLC 2.900%, 08/15/51	315,000	212,618
3.700%, 10/15/46	120,000	93,314
Duquesne Light Holdings, Inc. 3.616%, 08/01/27 (144A)	150,000	140,134
Edison International 5.750%, 06/15/27	55,000	56,161
Emera U.S. Finance LP 4.750%, 06/15/46	110,000	90,498
Entergy Louisiana LLC 2.900%, 03/15/51	145,000	96,693
Entergy Mississippi LLC 3.850%, 06/01/49	120,000	96,131
5.000%, 09/01/33	280,000	281,713
Evergy Missouri West, Inc. 5.150%, 12/15/27 (144A)	223,000	224,330
Evergy, Inc. 2.900%, 09/15/29	235,000	212,569
Eversource Energy 3.375%, 03/01/32	190,000	168,137
4.600%, 07/01/27	209,000	207,301

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Fells Point Funding Trust 3.046%, 01/31/27 (144A)	245,000	$230,899
Florida Power & Light Co. 5.300%, 04/01/53	120,000	125,444
ITC Holdings Corp. 2.950%, 05/14/30 (144A)	170,000	149,374
4.950%, 09/22/27 (144A)	385,000	387,087
Jersey Central Power & Light Co. 4.300%, 01/15/26 (144A)	115,000	112,490
6.150%, 06/01/37	100,000	105,845
MidAmerican Energy Co. 5.850%, 09/15/54	100,000	110,630
NextEra Energy Capital Holdings, Inc. 5.000%, 07/15/32	365,000	366,801
Northern States Power Co. 5.100%, 05/15/53	280,000	282,279
NRG Energy, Inc. 2.000%, 12/02/25 (144A)	90,000	84,380
2.450%, 12/02/27 (144A)	100,000	90,158
4.450%, 06/15/29 (144A)	100,000	94,354
Ohio Power Co. 5.000%, 06/01/33 (b)	210,000	211,191
Pacific Gas & Electric Co. 2.950%, 03/01/26	265,000	251,000
3.450%, 07/01/25	90,000	87,101
3.750%, 08/15/42	37,000	27,303
4.300%, 03/15/45	60,000	46,949
6.400%, 06/15/33	235,000	247,271
6.750%, 01/15/53	10,000	10,877
PG&E Recovery Funding LLC 5.536%, 07/15/49	135,000	139,607
PG&E Wildfire Recovery Funding LLC 4.263%, 06/01/38	65,000	61,576
5.099%, 06/01/54	165,000	165,043
5.212%, 12/01/49	85,000	85,158
PPL Electric Utilities Corp. 5.250%, 05/15/53	130,000	133,982
Public Service Co. of Oklahoma 3.150%, 08/15/51	155,000	105,767
5.250%, 01/15/33	190,000	191,320
6.625%, 11/15/37	100,000	110,255
Puget Energy, Inc. 2.379%, 06/15/28	60,000	53,629
San Diego Gas & Electric Co. 2.950%, 08/15/51	230,000	161,874
SCE Recovery Funding LLC
4.697%, 06/15/42	154,201	152,057
5.112%, 12/14/49	65,000	64,188
Sigeco Securitization I LLC 5.026%, 11/15/38	150,000	151,063
Southern California Edison Co. 4.050%, 03/15/42	150,000	126,303
5.700%, 03/01/53	65,000	68,415
5.850%, 11/01/27	229,000	239,125
5.875%, 12/01/53	176,000	189,215

Electric—(Continued)
Southern Co. 5.700%, 03/15/34	110,000	115,668
Southern Power Co. 5.150%, 09/15/41	100,000	94,572
Southwestern Electric Power Co. 3.900%, 04/01/45	40,000	30,770
Tucson Electric Power Co. 4.850%, 12/01/48	150,000	135,789
5.500%, 04/15/53	235,000	239,405
Union Electric Co. 5.450%, 03/15/53	140,000	144,340

		10,889,078

Electronics—0.0%
Arrow Electronics, Inc. 3.875%, 01/12/28	80,000	75,864

Food—0.1%
Campbell Soup Co. 3.125%, 04/24/50	28,000	19,303
J M Smucker Co. 6.200%, 11/15/33	80,000	87,255
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 6.750%, 03/15/34 (144A)	230,000	242,335
Kellanova 5.250%, 03/01/33	161,000	165,063
Kraft Heinz Foods Co. 4.375%, 06/01/46	64,000	55,859
4.625%, 10/01/39	85,000	79,009
Kroger Co. 4.450%, 02/01/47 (b)	120,000	105,934
Smithfield Foods, Inc.
3.000%, 10/15/30 (144A)	200,000	164,184
5.200%, 04/01/29 (144A)	150,000	143,557

		1,062,499

Gas—0.1%
APA Infrastructure Ltd. 4.200%, 03/23/25 (144A)	100,000	98,518
4.250%, 07/15/27 (144A)	70,000	67,908
Atmos Energy Corp. 4.125%, 03/15/49	145,000	124,551
Brooklyn Union Gas Co. 3.865%, 03/04/29 (144A)	170,000	156,944
NiSource, Inc. 1.700%, 02/15/31	100,000	81,021
ONE Gas, Inc. 4.500%, 11/01/48	142,000	124,892
Southern California Gas Co. 6.350%, 11/15/52	225,000	257,252
Southern Co. Gas Capital Corp. 3.950%, 10/01/46	185,000	143,315

		1,054,401

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—0.0%
Boston Scientific Corp. 4.550%, 03/01/39	60,000	$57,118
DH Europe Finance II SARL 3.250%, 11/15/39	115,000	95,377

		152,495

Healthcare-Services—0.1%
AHS Hospital Corp. 5.024%, 07/01/45	110,000	107,147
Children’s Hospital 2.928%, 07/15/50	100,000	65,773
CommonSpirit Health 1.547%, 10/01/25	65,000	60,866
2.782%, 10/01/30	70,000	60,695
3.910%, 10/01/50	65,000	51,166
Cottage Health Obligated Group 3.304%, 11/01/49	110,000	82,813
Elevance Health, Inc. 4.101%, 03/01/28	140,000	137,947
Hartford HealthCare Corp. 3.447%, 07/01/54	240,000	171,024
HCA, Inc. 3.500%, 07/15/51	21,000	14,788
5.125%, 06/15/39	110,000	104,820
5.250%, 06/15/26	335,000	336,633
5.500%, 06/01/33	330,000	335,182
5.500%, 06/15/47	85,000	81,831
MyMichigan Health 3.409%, 06/01/50	40,000	28,632
NYU Langone Hospitals 3.380%, 07/01/55	90,000	63,974
Piedmont Healthcare, Inc. 2.864%, 01/01/52	95,000	63,391
UnitedHealth Group, Inc. 5.875%, 02/15/53	90,000	101,933
Yale-New Haven Health Services Corp. 2.496%, 07/01/50	110,000	68,299

		1,936,914

Home Builders—0.0%
MDC Holdings, Inc. 2.500%, 01/15/31	40,000	32,873

Insurance—0.1%
Athene Global Funding 1.450%, 01/08/26 (144A)	65,000	59,874
2.500%, 01/14/25 (144A)	16,000	15,412
2.950%, 11/12/26 (144A)	370,000	344,638
Berkshire Hathaway Finance Corp. 3.850%, 03/15/52	85,000	71,023
Corebridge Financial, Inc. 3.850%, 04/05/29	55,000	51,827
F&G Global Funding 1.750%, 06/30/26 (144A)	80,000	72,384
Hanover Insurance Group, Inc. 2.500%, 09/01/30	70,000	57,350

Insurance—(Continued)
Hartford Financial Services Group, Inc. 4.300%, 04/15/43	25,000	21,273
6.100%, 10/01/41	25,000	26,666
High Street Funding Trust I 4.111%, 02/15/28 (144A)	121,000	114,465
Mutual of Omaha Cos Global Funding 5.800%, 07/27/26 (144A)	150,000	152,846
New York Life Insurance Co. 4.450%, 05/15/69 (144A)	75,000	64,174
Northwestern Mutual Global Funding 1.700%, 06/01/28 (144A)	85,000	74,602
Pacific Life Insurance Co. 4.300%, 10/24/67 (144A)	97,000	76,997
Prudential Insurance Co. of America 8.300%, 07/01/25 (144A)	250,000	258,100
Teachers Insurance & Annuity Association of America 4.270%, 05/15/47 (144A)	100,000	87,062

		1,548,693

Internet—0.0%
Amazon.com, Inc. 3.950%, 04/13/52 (b)	280,000	244,995
Meta Platforms, Inc. 5.600%, 05/15/53 (b)	205,000	222,186

		467,181

Machinery-Diversified—0.0%
Otis Worldwide Corp. 2.565%, 02/15/30	235,000	208,965

Media—0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital 3.500%, 03/01/42 (b)	105,000	73,037
3.700%, 04/01/51	285,000	185,372
4.800%, 03/01/50	240,000	185,777
Comcast Corp. 2.887%, 11/01/51	439,000	296,962
2.937%, 11/01/56	58,000	38,148
2.987%, 11/01/63	22,000	14,180
3.250%, 11/01/39	115,000	93,150
3.450%, 02/01/50	190,000	145,837
5.350%, 05/15/53	200,000	206,796
Discovery Communications LLC 5.200%, 09/20/47	215,000	185,224
Time Warner Cable LLC 6.550%, 05/01/37	50,000	49,263
6.750%, 06/15/39	265,000	262,834

		1,736,580

Metal Fabricate/Hardware—0.0%
Precision Castparts Corp. 4.200%, 06/15/35	60,000	55,745

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—0.1%
BHP Billiton Finance USA Ltd. 5.250%, 09/08/30 (b)	280,000	$290,081
Glencore Funding LLC 2.500%, 09/01/30 (144A) (b)	200,000	171,592
5.400%, 05/08/28 (144A)	210,000	213,821

		675,494

Miscellaneous Manufacturing—0.0%
Eaton Corp. 5.800%, 03/15/37	100,000	105,868

Oil & Gas—0.1%
BP Capital Markets America, Inc. 2.939%, 06/04/51	505,000	349,802
4.812%, 02/13/33	180,000	181,479
Eni USA, Inc. 7.300%, 11/15/27	100,000	107,529
Exxon Mobil Corp. 2.995%, 08/16/39	140,000	112,370
HF Sinclair Corp. 5.875%, 04/01/26	56,000	56,559
Phillips 66 Co. 3.150%, 12/15/29	40,000	36,591
4.900%, 10/01/46	100,000	93,339
Pioneer Natural Resources Co. 1.900%, 08/15/30	150,000	127,351
TotalEnergies Capital International SA 2.986%, 06/29/41	200,000	155,421
3.127%, 05/29/50	95,000	69,641
3.461%, 07/12/49	55,000	43,407

		1,333,489

Oil & Gas Services—0.0%
Baker Hughes Holdings LLC/Baker Hughes Co.-Obligor, Inc. 3.138%, 11/07/29	170,000	158,140
Schlumberger Holdings Corp. 3.900%, 05/17/28 (144A)	80,000	77,667

		235,807

Packaging & Containers—0.0%
Graphic Packaging International LLC 1.512%, 04/15/26 (144A)	115,000	104,356
Packaging Corp. of America 4.050%, 12/15/49 (b)	135,000	110,510

		214,866

Pharmaceuticals—0.2%
AbbVie, Inc. 4.050%, 11/21/39 (b)	300,000	270,884
4.400%, 11/06/42	205,000	190,069
4.450%, 05/14/46	45,000	41,316
4.550%, 03/15/35	60,000	58,839
4.625%, 10/01/42	90,000	85,137
AstraZeneca PLC 6.450%, 09/15/37	50,000	58,434

Pharmaceuticals—(Continued)
Bristol-Myers Squibb Co. 4.125%, 06/15/39 (b)	105,000	94,611
4.550%, 02/20/48	150,000	135,825
CVS Health Corp. 4.300%, 03/25/28 (b)	66,000	64,881
5.050%, 03/25/48	175,000	163,679
5.300%, 12/05/43	200,000	193,492
CVS Pass-Through Trust 4.704%, 01/10/36 (144A)	235,289	218,479
5.880%, 01/10/28	206,833	204,725
8.353%, 07/10/31 (144A)	109,685	118,418
Merck & Co., Inc. 5.000%, 05/17/53 (b)	135,000	138,808
5.150%, 05/17/63	105,000	109,469
Pfizer Investment Enterprises Pte. Ltd. 4.750%, 05/19/33	145,000	145,325
5.300%, 05/19/53	315,000	321,578
Takeda Pharmaceutical Co. Ltd. 3.025%, 07/09/40 (b)	515,000	395,805
3.175%, 07/09/50	200,000	143,018
Zoetis, Inc. 2.000%, 05/15/30	140,000	120,550

		3,273,342

Pipelines—0.2%
Cameron LNG LLC 3.701%, 01/15/39 (144A)	163,000	138,144
DT Midstream, Inc. 4.300%, 04/15/32 (144A)	160,000	143,610
Enbridge, Inc. 5.700%, 03/08/33	150,000	155,910
Energy Transfer LP 4.150%, 09/15/29	90,000	85,756
4.400%, 03/15/27	70,000	68,433
4.750%, 01/15/26	46,000	45,699
4.950%, 05/15/28	80,000	79,597
4.950%, 01/15/43	150,000	130,412
5.500%, 06/01/27	36,000	36,439
6.250%, 04/15/49 (b)	70,000	72,387
Flex Intermediate Holdco LLC 3.363%, 06/30/31 (144A)	140,000	114,594
4.317%, 12/30/39 (144A)	60,000	43,764
Gray Oak Pipeline LLC 3.450%, 10/15/27 (144A)	500,000	464,912
Kinder Morgan Energy Partners LP 5.000%, 08/15/42	170,000	153,021
Kinder Morgan, Inc. 5.050%, 02/15/46	80,000	71,375
5.200%, 06/01/33 (b)	200,000	198,796
ONEOK Partners LP 6.650%, 10/01/36	140,000	152,305
Sabine Pass Liquefaction LLC 4.500%, 05/15/30 (b)	185,000	180,794
Southern Natural Gas Co. LLC 4.800%, 03/15/47 (144A)	102,000	85,413
8.000%, 03/01/32 (b)	70,000	81,723

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
TransCanada PipeLines Ltd. 6.200%, 10/15/37	130,000	$138,349
Williams Cos., Inc. 2.600%, 03/15/31	100,000	85,502
5.650%, 03/15/33	115,000	120,131

		2,847,066

Real Estate—0.0%
Ontario Teachers’ Cadillac Fairview Properties Trust 3.875%, 03/20/27 (144A)	243,000	230,612

Real Estate Investment Trusts—0.3%
Alexandria Real Estate Equities, Inc. 3.800%, 04/15/26	23,000	22,349
4.000%, 02/01/50	111,000	87,694
American Tower Corp. 1.500%, 01/31/28	150,000	131,043
1.875%, 10/15/30	130,000	106,559
2.950%, 01/15/51	39,000	25,992
3.100%, 06/15/50	61,000	41,577
3.700%, 10/15/49	210,000	158,968
American Tower Trust 3.652%, 03/15/48 (144A)	160,000	151,142
Brixmor Operating Partnership LP 2.250%, 04/01/28	80,000	71,040
2.500%, 08/16/31	45,000	37,745
3.850%, 02/01/25	60,000	58,707
Corporate Office Properties LP 2.750%, 04/15/31	132,000	106,694
Crown Castle, Inc. 4.450%, 02/15/26	100,000	98,500
Equinix, Inc. 2.900%, 11/18/26 (b)	135,000	128,204
ERP Operating LP 4.150%, 12/01/28	120,000	117,788
Essex Portfolio LP 2.650%, 03/15/32 (b)	120,000	100,216
Extra Space Storage LP 2.400%, 10/15/31	55,000	45,373
4.000%, 06/15/29	137,000	130,601
5.900%, 01/15/31 (b)	160,000	166,996
Goodman U.S. Finance Three LLC 3.700%, 03/15/28 (144A)	110,000	102,328
Healthcare Realty Holdings LP 2.000%, 03/15/31	80,000	64,029
3.100%, 02/15/30	200,000	174,840
Healthpeak OP LLC 2.125%, 12/01/28	142,000	124,807
3.000%, 01/15/30 (b)	110,000	97,818
3.500%, 07/15/29	118,000	110,074
NNN REIT, Inc. 4.000%, 11/15/25	100,000	97,836
5.600%, 10/15/33	100,000	103,230
Physicians Realty LP 2.625%, 11/01/31	55,000	45,250

Real Estate Investment Trusts—(Continued)
Public Storage Operating Co. 2.250%, 11/09/31	55,000	47,019
Realty Income Corp. 4.850%, 03/15/30	170,000	170,746
Regency Centers LP 2.950%, 09/15/29	195,000	174,851
Sabra Health Care LP 3.200%, 12/01/31	90,000	73,619
Safehold GL Holdings LLC 2.850%, 01/15/32	167,000	135,332
SITE Centers Corp. 4.700%, 06/01/27	60,000	59,004
UDR, Inc. 3.000%, 08/15/31	40,000	35,336
3.500%, 01/15/28	100,000	94,127
Ventas Realty LP 4.875%, 04/15/49	88,000	76,376
Welltower OP LLC 3.100%, 01/15/30	90,000	81,165
WP Carey, Inc. 2.250%, 04/01/33	135,000	105,069
2.450%, 02/01/32	70,000	56,858

		3,816,902

Retail—0.1%
7-Eleven, Inc. 1.800%, 02/10/31 (144A)	60,000	48,764
2.500%, 02/10/41 (144A)	196,000	135,262
Alimentation Couche-Tard, Inc. 3.439%, 05/13/41 (144A)	20,000	15,056
3.625%, 05/13/51 (144A)	25,000	18,435
3.800%, 01/25/50 (144A)	135,000	102,546
AutoZone, Inc. 1.650%, 01/15/31	180,000	146,012
Home Depot, Inc. 3.625%, 04/15/52 (b)	150,000	121,549
Lowe’s Cos., Inc. 3.000%, 10/15/50	105,000	71,423
4.250%, 04/01/52	100,000	84,660
McDonald’s Corp. 6.300%, 10/15/37	90,000	101,915
Starbucks Corp. 4.800%, 02/15/33	250,000	255,282

		1,100,904

Semiconductors—0.1%
Analog Devices, Inc. 2.800%, 10/01/41	96,000	71,460
Broadcom, Inc. 1.950%, 02/15/28 (144A)	265,000	237,715
3.137%, 11/15/35 (144A) (b)	270,000	221,666
3.187%, 11/15/36 (144A)	120,000	97,242
Intel Corp. 5.625%, 02/10/43	14,000	14,966
5.700%, 02/10/53 (b)	152,000	164,329

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—(Continued)
KLA Corp. 3.300%, 03/01/50	100,000	$76,328
Marvell Technology, Inc. 2.950%, 04/15/31	70,000	61,171
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.500%, 05/11/31	145,000	123,186
3.250%, 05/11/41	150,000	114,321
5.000%, 01/15/33 (b)	200,000	200,309
QUALCOMM, Inc. 4.500%, 05/20/52	100,000	93,380
Texas Instruments, Inc. 5.050%, 05/18/63	167,000	171,067

		1,647,140

Software—0.1%
Fiserv, Inc. 4.400%, 07/01/49	60,000	52,885
Oracle Corp. 3.600%, 04/01/40	300,000	239,221
4.900%, 02/06/33 (b)	180,000	179,181
5.550%, 02/06/53 (b)	130,000	130,036
Roper Technologies, Inc. 2.000%, 06/30/30	240,000	203,733
VMware LLC 1.400%, 08/15/26	172,000	157,326
4.650%, 05/15/27	55,000	54,529

		1,016,911

Telecommunications—0.2%
AT&T, Inc. 1.650%, 02/01/28 (b)	50,000	44,525
2.250%, 02/01/32	505,000	417,604
2.300%, 06/01/27	210,000	194,920
2.750%, 06/01/31	155,000	135,885
3.500%, 06/01/41 (b)	115,000	91,319
3.550%, 09/15/55	173,000	124,383
5.400%, 02/15/34 (b)	120,000	123,759
Corning, Inc. 3.900%, 11/15/49	252,000	202,461
Crown Castle Towers LLC 3.663%, 05/15/45 (144A)	225,000	218,299
Rogers Communications, Inc. 4.550%, 03/15/52	75,000	65,406
Sprint Capital Corp. 6.875%, 11/15/28	90,000	97,518
Sprint LLC 7.625%, 03/01/26	62,000	64,773
T-Mobile USA, Inc. 3.875%, 04/15/30	190,000	180,177
5.050%, 07/15/33	415,000	418,227
Verizon Communications, Inc. 2.100%, 03/22/28	140,000	126,645
2.650%, 11/20/40	119,000	85,742
4.125%, 03/16/27	56,000	55,177
5.050%, 05/09/33 (b)	315,000	321,340

Telecommunications—(Continued)
Vodafone Group PLC 6.250%, 11/30/32	160,000	173,694

		3,141,854

Toys/Games/Hobbies—0.0%
Hasbro, Inc. 3.900%, 11/19/29 (b)	149,000	138,566

Transportation—0.1%
Burlington Northern Santa Fe LLC 3.550%, 02/15/50	69,000	55,569
Canadian Pacific Railway Co.
4.700%, 05/01/48	80,000	72,593
5.750%, 03/15/33	120,000	125,669
CSX Corp. 4.750%, 11/15/48	95,000	90,359
6.150%, 05/01/37	60,000	66,919
Norfolk Southern Corp. 3.050%, 05/15/50	150,000	106,689
Union Pacific Corp. 3.500%, 02/14/53 (b)	145,000	114,834
4.100%, 09/15/67	70,000	57,834

		690,466

Trucking & Leasing—0.0%
Penske Truck Leasing Co. LP/PTL Finance Corp. 6.050%, 08/01/28 (144A)	200,000	207,297

Total Corporate Bonds & Notes (Cost $90,909,094)		85,989,710

Mutual Funds—4.1%

Investment Company Securities—4.1%
SPDR Bloomberg High Yield Bond ETF (b) (Cost $57,524,468)	633,557	60,016,855

Asset-Backed Securities—2.4%

Asset-Backed - Automobile—0.8%
American Credit Acceptance Receivables Trust 4.410%, 06/13/28 (144A)	528,748	525,696
Avis Budget Rental Car Funding AESOP LLC 4.000%, 03/20/25 (144A)	250,000	249,376
Carvana Auto Receivables Trust 5.920%, 07/10/29 (144A)	440,000	437,987
Credit Acceptance Auto Loan Trust 6.130%, 12/15/33 (144A)	595,000	601,613
8.450%, 02/15/33 (144A)	600,000	618,046
DT Auto Owner Trust 0.870%, 05/17/27 (144A)	254,720	249,574
4.220%, 01/15/27 (144A)	600,000	594,463
5.790%, 02/15/29 (144A)	685,000	683,581

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
Exeter Automobile Receivables Trust 3.110%, 08/15/25 (144A)	89,344	$88,774
4.920%, 12/15/28	700,000	691,273
5.300%, 09/15/27	560,000	556,700
5.980%, 12/15/28	600,000	594,471
6.760%, 09/15/28	700,000	699,674
Flagship Credit Auto Trust 4.080%, 02/18/25 (144A)	104,248	104,016
5.810%, 05/15/29 (144A)	890,000	891,510
7.710%, 10/16/28 (144A)	600,000	619,594
GLS Auto Receivables Issuer Trust 3.970%, 01/18/28 (144A)	500,000	479,967
Santander Drive Auto Receivables Trust 6.690%, 03/17/31	825,000	840,521
Sonoran Auto Receivables Trust 4.750%, 06/15/25	45,941	45,785
U.S. Auto Funding Trust 5.130%, 12/15/25 (144A)	700,000	554,599
Westlake Automobile Receivables Trust 2.120%, 01/15/27 (144A)	1,000,000	951,516
5.480%, 09/15/27 (144A)	1,000,000	990,716

		12,069,452

Asset-Backed - Credit Card—0.0%
Continental Finance Credit Card ABS Master Trust 6.190%, 10/15/30 (144A)	575,000	570,069

Asset-Backed - Other—1.6%
American Homes 4 Rent Trust 3.786%, 10/17/36 (144A)	171,215	168,442
4.691%, 10/17/52 (144A)	100,000	98,082
4.705%, 10/17/36 (144A)	100,000	98,722
AMSR Trust 1.355%, 11/17/37 (144A)	782,000	727,026
3.218%, 04/17/37 (144A)	700,000	666,536
Bridge Trust 4.450%, 11/17/37 (144A)	700,000	666,436
Business Jet Securities LLC 2.162%, 04/15/36 (144A)	109,061	100,885
2.981%, 11/15/35 (144A)	56,154	53,660
BXG Receivables Note Trust 4.440%, 02/02/34 (144A)	178,821	171,496
Cars Net Lease Mortgage Notes 3.100%, 12/15/50 (144A)	128,050	109,447
CoreVest American Finance Trust. 2.705%, 10/15/52 (144A)	288,157	278,571
3.163%, 10/15/52 (144A)	650,000	573,575
3.880%, 03/15/52 (144A)	255,406	254,305
FirstKey Homes Trust 1.266%, 10/19/37 (144A)	783,634	726,356
2.668%, 10/19/37 (144A)	1,250,000	1,164,237
4.500%, 07/17/38 (144A)	496,000	474,083
4.500%, 07/17/39 (144A)	750,000	689,293
FMC GMSR Issuer Trust
3.620%, 07/25/26 (144A) (e)	400,000	344,907
3.690%, 02/25/24	1,065,000	1,043,700
3.850%, 10/25/26 (144A) (e)	360,000	311,461

Asset-Backed - Other—(Continued)
FMC GMSR Issuer Trust
4.450%, 01/25/26 (144A) (e)	500,000	449,940
6.190%, 04/25/27 (144A)	400,000	383,829
Foundation Finance Trust 3.860%, 11/15/34 (144A)	14,959	14,833
FREED ABS Trust 2.370%, 11/20/28 (144A)	500,000	480,220
5.790%, 08/20/29 (144A)	254,444	254,229
7.580%, 12/18/29 (144A)	386,140	387,679
Lendmark Funding Trust 1.900%, 11/20/31 (144A)	1,100,000	989,074
5.600%, 05/20/33 (144A)	500,000	494,715
6.160%, 05/20/33 (144A)	260,000	257,279
6.600%, 07/20/32 (144A)	700,000	701,998
LL ABS Trust 5.050%, 11/15/29 (144A)	400,000	394,689
LP LMS Asset Securitization Trust 1.750%, 01/15/29 (144A)	28,060	27,900
Marlette Funding Trust 1.810%, 12/15/31 (144A)	650,000	618,743
MVW Owner Trust 6.540%, 10/20/40 (144A)	690,885	687,853
NRZ Excess Spread-Collateralized Notes 3.474%, 11/25/26 (144A)	140,788	130,411
3.844%, 12/25/25 (144A)	183,358	174,764
Oportun Issuance Trust 5.050%, 06/09/31 (144A)	500,000	491,683
Orange Lake Timeshare Trust 3.610%, 04/09/38 (144A)	283,116	273,654
Pagaya AI Technology in Housing Trust 4.250%, 08/25/25 (144A)	1,000,000	971,053
PRET LLC 2.487%, 07/25/51 (144A) (h)	163,897	161,623
Pretium Mortgage Credit Partners I LLC 2.240%, 09/27/60 (144A) (h)	252,102	253,119
Progress Residential Trust 1.052%, 04/17/38 (144A)	630,843	572,178
4.550%, 04/17/27 (144A)	750,000	688,090
5.200%, 04/17/39 (144A)	330,000	311,852
6.618%, 06/17/39 (144A)	724,000	713,849
SCF Equipment Leasing LLC 3.790%, 11/20/31 (144A)	220,000	200,732
Sierra Timeshare Receivables Funding LLC 2.750%, 08/20/36 (144A)	128,670	123,321
3.120%, 05/20/36 (144A)	72,358	70,853
3.940%, 10/20/38 (144A)	88,678	84,823
6.280%, 04/20/40 (144A)	197,817	200,980
Tricon American Homes Trust 3.198%, 03/17/38 (144A)	525,000	498,101
VM Debt Trust 7.460%, 07/18/27 (c)(d)	499,918	453,676
VOLT CI LLC 1.992%, 05/25/51 (144A) (h)	172,865	164,944
VOLT XCII LLC 1.893%, 02/27/51 (144A) (h)	226,826	219,415
VOLT XCIV LLC 2.240%, 02/27/51 (144A) (h)	594,025	578,879

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Asset-Backed Securities—(Continued)

Security Description	Shares/ Principal Amount*	Value

Asset-Backed - Other—(Continued)
VOLT XCVI LLC 2.116%, 03/27/51 (144A) (h)	790,431	$768,465
VOLT XCVII LLC 2.240%, 04/25/51 (144A) (h)	195,343	188,391

		23,159,057

Total Asset-Backed Securities (Cost $35,967,490)		35,798,578

Convertible Preferred Stocks—1.0%

Banks—0.9%
Bank of America Corp. 7.250%, 12/31/49 (b)	10,469	12,618,076

Diversified Financial Services—0.1%
AMG Capital Trust II 5.150%, 10/15/37	39,936	1,946,880

Total Convertible Preferred Stocks (Cost $14,315,586)		14,564,956

Mortgage - Backed Securities—0.4%

Collateralized Mortgage Obligations—0.1%
GS Mortgage-Backed Securities Corp. Trust 1.750%, 12/25/60 (144A) (e)	559,466	511,853
Home RE Ltd. 8.187%, SOFR30A + 2.850%, 10/25/34 (144A) (e)	227,311	228,933
Preston Ridge Partners Mortgage LLC 4.000%, 11/25/53 (144A) (h)	243,492	230,272
Towd Point Mortgage Trust 2.918%, 11/30/60 (144A) (e)	538,205	462,967
VM Master Issuer LLC 5.163%, 05/24/25 (144A) (e)	400,000	394,314

		1,828,339

Commercial Mortgage-Backed Securities—0.3%
Commercial Mortgage Trust 2.896%, 02/10/37 (144A)	650,000	623,325
3.402%, 02/10/37 (144A)	420,000	396,537
CSMC Trust 3.953%, 09/15/37 (144A)	655,000	567,974
GS Mortgage Securities Trust 3.805%, 10/10/35 (144A) (e)	440,000	397,890
MRCD Mortgage Trust 2.718%, 12/15/36 (144A)	1,420,000	1,126,200
SBALR Commercial Mortgage Trust 2.825%, 02/13/53 (144A)	758,456	626,909

Commercial Mortgage-Backed Securities—(Continued)
SLG Office Trust 2.585%, 07/15/41 (144A)	390,000	322,191

		4,061,026

Total Mortgage-Backed Securities (Cost $6,636,779)		5,889,365

Preferred Stock—0.4%

Electric Utilities—0.4%
NextEra Energy, Inc., 6.926%, 09/01/25 (Cost $6,639,907)	136,750	5,212,910

Municipals—0.0%
Texas Natural Gas Securitization Finance Corp. 5.169%, 04/01/41 (Cost $155,000)	155,000	160,175

Short-Term Investments—14.7%

Mutual Funds—0.0%
State Street U.S. Treasury Liquidity Fund 5.230% (i)	26,752	26,752

Repurchase Agreement—12.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $189,267,838; collateralized by U.S. Treasury Notes at 4.625%, maturity dates ranging from 03/15/26 - 09/15/26, and an aggregate market value of $192,999,726.	189,215,279	189,215,279

U.S. Treasury—1.8%
U.S. Treasury Bill 5.311%, 03/21/24 (j) (k)	27,000,000	26,692,389

Total Short-Term Investments (Cost $215,923,401)		215,934,420

Securities Lending Reinvestments (l)—4.9%

Certificate of Deposit—0.1%
Barclays Bank PLC 5.790%, SOFR + 0.400%, 02/14/24 (e)	1,000,000	1,000,282

Repurchase Agreements—3.0%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $9,005,450; collateralized by various Common Stock with an aggregate market value of $10,024,162.	9,000,000	9,000,000
Barclays Bank PLC
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $1,600,948; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $1,632,895.	1,600,000	1,600,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (l)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Barclays Bank PLC
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $3,001,817; collateralized by various Common Stock with an aggregate market value of $3,344,435.	3,000,000	$3,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/29/23 at 5.870%, due on 07/01/24 with a maturity value of $2,060,331; collateralized by U.S. Treasury Obligations with rates ranging from 0.875% - 3.750%, maturity dates ranging from 05/15/28 - 02/15/32, and various Common Stock with an aggregate market value of $2,040,009.	2,000,000	2,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $9,920,630; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $10,113,087.	9,914,791	9,914,791
National Bank of Canada Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/05/24 with a maturity value of $3,003,179; collateralized by various Common Stock with an aggregate market value of $3,347,968.	3,000,000	3,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $9,305,735; collateralized by various Common Stock with an aggregate market value of $10,378,931.	9,300,000	9,300,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/29/23 at 5.590%, due on 02/02/24 with a maturity value of $2,010,869; collateralized by various Common Stock with an aggregate market value of $2,222,567.	2,000,000	2,000,000
Societe Generale
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $1,901,125; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $1,942,304.	1,900,000	1,900,000
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $800,474; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $816,000.	800,000	800,000
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $2,001,204; collateralized by various Common Stock with an aggregate market value of $2,202,855.	2,000,000	2,000,000

		44,514,791

Mutual Funds—1.8%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (i)	7,000,000	7,000,000
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (i)	5,000,000	5,000,000

Mutual Funds—(Continued)
HSBC U.S. Government Money Market Fund, Class I 5.300% (i)	1,000,000	1,000,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (i)	2,000,000	2,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.320% (i)	12,000,000	12,000,000

		27,000,000

Total Securities Lending Reinvestments (Cost $72,514,791)		72,515,073

Total Investments—103.4% (Cost $1,432,856,500)		1,514,834,962
Other assets and liabilities (net)—(3.4)%		(50,480,284)

Net Assets—100.0%		$1,464,354,678

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2023, the market value of restricted securities was $0, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $98,041,511 and the collateral received consisted of cash in the amount of $72,514,791 and non-cash collateral with a value of $28,139,567. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2023, these securities represent less than 0.05% of net assets.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(f)	Interest only security.
(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(h)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(i)	The rate shown represents the annualized seven-day yield as of December 31, 2023.
(j)	The rate shown represents current yield to maturity.
(k)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2023, the market value of securities pledged was $22,599,556.
(l)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, the market value of 144A securities was $84,926,497, which is 5.8% of net assets.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Restricted Securities	Acquisition Date	Shares	Cost	Value
Sberbank of Russia PJSC	06/15/17	2,160	$5,440	$0

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	1,373,519	SSBT	01/29/24	USD	1,461,346	$56,491
EUR	1,851,705	SSBT	01/29/24	USD	1,964,655	81,613

Contracts to Deliver
AUD	3,549,222	CBNA	01/29/24	USD	2,264,528	(156,113)
AUD	2,259,522	CBNA	01/29/24	USD	1,489,520	(51,519)
AUD	1,062,028	CBNA	01/29/24	USD	715,556	(8,768)
EUR	95,620,183	RBC	01/29/24	USD	101,769,517	(3,897,736)
EUR	1,637,378	RBC	01/29/24	USD	1,783,880	(25,541)
EUR	3,335,067	SSBT	01/29/24	USD	3,655,105	(30,387)
EUR	1,474,710	SSBT	01/29/24	USD	1,580,803	(48,859)
JPY	836,434,644	CBNA	01/29/24	USD	5,666,455	(288,088)
JPY	102,465,000	SSBT	01/29/24	USD	718,751	(10,693)

Net Unrealized Depreciation						$(4,379,600)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/15/24	900	AUD	104,999,148	$2,169,352
MSCI EAFE Index Mini Futures	03/15/24	1,241	USD	139,761,420	6,029,312
Russell 2000 Index E-Mini Futures	03/15/24	67	USD	6,859,795	529,660
S&P 500 Index E-Mini Futures	03/15/24	303	USD	73,023,000	2,706,465
TOPIX Index Futures	03/07/24	4	JPY	94,640,000	4,943
U.S. Treasury Note 10 Year Futures	03/19/24	1,024	USD	115,600,000	2,093,733
United Kingdom Long Gilt Bond Futures	03/26/24	301	GBP	30,897,650	458,388

Futures Contracts—Short
Euro STOXX 50 Index Futures	03/15/24	(737)	EUR	(33,481,910)	286,852
FTSE 100 Index Futures	03/15/24	(3)	GBP	(232,695)	(8,015)
Japanese Government 10 Year Bond Futures	03/13/24	(56)	JPY	(8,215,760,000)	(655,538)
U.S. Treasury Note 2 Year Futures	03/28/24	(608)	USD	(125,195,750)	(535,886)

Net Unrealized Appreciation					$13,079,266

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M SOFR	Annually	3.564%	Annually	12/20/33	USD	138,500,000	$1,221,806	$21,999	$1,199,807
Pay	12M SOFR	Annually	3.963%	Annually	09/15/33	USD	49,900,000	2,055,032	134	2,054,898
Pay	12M SOFR	Annually	4.076%	Annually	08/23/33	USD	95,500,000	4,785,371	9,179	4,776,192
Pay	12M SOFR	Annually	4.195%	Annually	11/13/33	USD	94,300,000	5,762,352	(2,189)	5,764,541
Pay	12M SOFR	Annually	4.411%	Annually	10/10/33	USD	56,500,000	4,427,967	(3,635)	4,431,602

Totals								$18,252,528	$25,488	$18,227,040

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Glossary of Abbreviations

Counterparties

(CBNA)—	Citibank NA
(RBC)—	Royal Bank of Canada
(SSBT)—	State Street Bank and Trust

Currencies

(AUD)—	Australian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(TSFR)—	Term Secured Overnight Financing Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	American Depositary Receipt
(DAC)—	Designated Activity Company
(ETF)—	Exchange-Traded Fund
(GDR)—	Global Depositary Receipt
(REIT)—	Real Estate Investment Trust
(REMIC)—	Real Estate Mortgage Investment Conduit

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$1,310,701	$4,868,673	$—	$6,179,374
Air Freight & Logistics	559,866	1,278,914	—	1,838,780
Automobile Components	—	1,614,841	—	1,614,841
Automobiles	2,026,603	1,404,644	—	3,431,247
Banks	19,740,525	25,108,114	0	44,848,639
Beverages	9,991,368	7,165,651	—	17,157,019
Biotechnology	11,742,884	577,179	—	12,320,063
Broadline Retail	19,080,750	3,060,343	—	22,141,093
Building Products	2,137,595	1,786,837	—	3,924,432
Capital Markets	14,441,660	10,137,443	—	24,579,103
Chemicals	2,188,900	10,349,851	—	12,538,751
Commercial Services & Supplies	926,051	—	—	926,051
Communications Equipment	802,751	—	—	802,751
Construction & Engineering	1,500,536	6,232,813	—	7,733,349
Construction Materials	975,906	—	—	975,906
Consumer Finance	1,999,498	—	—	1,999,498
Consumer Staples Distribution & Retail	1,605,337	3,906,449	—	5,511,786
Containers & Packaging	1,342,999	—	—	1,342,999
Distributors	350,865	—	—	350,865
Diversified Telecommunication Services	312,985	2,521,753	—	2,834,738
Electric Utilities	6,287,798	3,871,322	—	10,159,120

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Electrical Equipment	$1,702,505	$3,983,190	$—	$5,685,695
Electronic Equipment, Instruments & Components	1,283,568	5,535,590	—	6,819,158
Energy Equipment & Services	793,496	—	—	793,496
Entertainment	2,072,144	1,465,730	—	3,537,874
Financial Services	11,672,260	—	—	11,672,260
Food Products	886,362	6,032,418	—	6,918,780
Ground Transportation	8,048,484	—	—	8,048,484
Health Care Equipment & Supplies	4,320,125	4,880,812	—	9,200,937
Health Care Providers & Services	13,602,064	—	—	13,602,064
Health Care REITs	122,902	—	—	122,902
Hotel & Resort REITs	247,838	—	—	247,838
Hotels, Restaurants & Leisure	16,776,746	3,204,055	—	19,980,801
Household Durables	1,195,582	3,758,238	—	4,953,820
Household Products	865,016	111,709	—	976,725
Independent Power and Renewable Electricity Producers	—	4,071,575	—	4,071,575
Industrial Conglomerates	403,482	2,681,856	—	3,085,338
Industrial REITs	4,743,316	1,339,971	—	6,083,287
Insurance	9,274,183	20,006,942	—	29,281,125
Interactive Media & Services	13,604,231	4,055,118	—	17,659,349
IT Services	5,856,956	5,057,332	—	10,914,288
Leisure Products	—	1,497,376	—	1,497,376
Life Sciences Tools & Services	1,266,126	606,287	—	1,872,413
Machinery	6,342,858	11,534,582	—	17,877,440
Media	2,503,908	—	—	2,503,908
Metals & Mining	330,982	3,689,718	—	4,020,700
Multi-Utilities	1,392,508	1,980,397	—	3,372,905
Oil, Gas & Consumable Fuels	14,264,418	10,899,733	—	25,164,151
Personal Care Products	367,819	2,006,210	—	2,374,029
Pharmaceuticals	6,786,074	18,697,246	—	25,483,320
Professional Services	675,237	5,807,818	—	6,483,055
Real Estate Management & Development	400,473	—	—	400,473
Residential REITs	1,045,109	—	—	1,045,109
Retail REITs	1,649,789	—	—	1,649,789
Semiconductors & Semiconductor Equipment	37,390,914	15,736,535	—	53,127,449
Software	34,243,602	—	—	34,243,602
Specialized REITs	2,196,841	—	—	2,196,841
Specialty Retail	9,421,321	2,579,196	—	12,000,517
Technology Hardware, Storage & Peripherals	17,732,450	—	—	17,732,450
Textiles, Apparel & Luxury Goods	1,350,149	9,655,421	—	11,005,570
Tobacco	483,007	1,710,759	—	2,193,766
Trading Companies & Distributors	305,994	1,166,368	—	1,472,362
Wireless Telecommunication Services	277,211	—	—	277,211
Total Common Stocks	337,223,628	237,637,009	0	574,860,637
Total Convertible Bonds*	—	259,967,885	—	259,967,885
Total U.S. Treasury & Government Agencies*	—	183,924,398	—	183,924,398
Total Corporate Bonds & Notes*	—	85,989,710	—	85,989,710
Total Mutual Funds*	60,016,855	—	—	60,016,855
Asset-Backed Securities
Asset-Backed - Automobile	—	12,069,452	—	12,069,452
Asset-Backed - Credit Card	—	570,069	—	570,069
Asset-Backed - Other	—	22,705,381	453,676	23,159,057
Total Asset-Backed Securities	—	35,344,902	453,676	35,798,578
Total Convertible Preferred Stocks*	14,564,956	—	—	14,564,956
Total Mortgage-Backed Securities*	—	5,889,365	—	5,889,365
Total Preferred Stock*	5,212,910	—	—	5,212,910
Total Municipals*	—	160,175	—	160,175
Short-Term Investments
Mutual Funds	26,752	—	—	26,752
Repurchase Agreement	—	189,215,279	—	189,215,279
U.S. Treasury	—	26,692,389	—	26,692,389
Total Short-Term Investments	26,752	215,907,668	—	215,934,420

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-27

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Securities Lending Reinvestments
Certificate of Deposit	$—	$1,000,282	$—	$1,000,282
Repurchase Agreements	—	44,514,791	—	44,514,791
Mutual Funds	27,000,000	—	—	27,000,000
Total Securities Lending Reinvestments	27,000,000	45,515,073	—	72,515,073
Total Investments	$444,045,101	$1,070,336,185	$453,676	$1,514,834,962

Collateral for Securities Loaned (Liability)	$—	$(72,514,791)	$—	$(72,514,791)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$138,104	$—	$138,104
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(4,517,704)	—	(4,517,704)
Total Forward Contracts	$—	$(4,379,600)	$—	$(4,379,600)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$14,278,705	$—	$—	$14,278,705
Futures Contracts (Unrealized Depreciation)	(1,199,439)	—	—	(1,199,439)
Total Futures Contracts	$13,079,266	$—	$—	$13,079,266
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$18,227,040	$—	$18,227,040

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-28

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$1,325,619,683
Repurchase Agreements at value which equals cost	189,215,279
Cash denominated in foreign currencies (c)	9,948,790
Cash collateral (d)	17,153,000
Unrealized appreciation on forward foreign currency exchange contracts	138,104
Receivable for:
Fund shares sold	119,762
Dividends and interest	4,102,508
Prepaid expenses	5,564

Total Assets	$1,546,302,690
Liabilities
Due to custodian	3,069
Unrealized depreciation on forward foreign currency exchange contracts	4,517,704
Collateral for securities loaned	72,514,791
Payables for:
Investments purchased	610,382
TBA securities purchased	382,027
Fund shares redeemed	600,950
Foreign taxes	579,071
Variation margin on futures contracts	782,693
Variation margin on centrally cleared swap contracts	332,321
Accrued Expenses:
Management fees	817,003
Distribution and service fees	306,065
Deferred trustees’ fees	226,218
Other expenses	275,718

Total Liabilities	81,948,012

Net Assets	$1,464,354,678

Net Assets Consist of:
Paid in surplus	$1,490,530,309
Distributable earnings (Accumulated losses) (e)	(26,175,631)

Net Assets	$1,464,354,678

Net Assets
Class B	$1,464,354,678
Capital Shares Outstanding*
Class B	143,677,818
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.19

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreements, was $1,243,641,221.
(b)	Includes securities loaned at value of $98,041,511.
(c)	Identified cost of cash denominated in foreign currencies was $9,882,166.
(d)	Includes collateral of $17,075,000 for futures contracts and $78,000 for centrally cleared swap contracts.
(e)	Includes foreign capital gains tax of $579,071.

Consolidated§ Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$16,135,940
Interest (b)	21,592,500
Securities lending income	692,558

Total investment income	38,420,998
Expenses
Management fees	10,711,954
Administration fees	99,638
Custodian and accounting fees	426,884
Distribution and service fees—Class B	3,673,912
Audit and tax services	125,656
Legal	56,474
Trustees’ fees and expenses	46,220
Shareholder reporting	49,098
Insurance	13,980
Miscellaneous	26,447

Total expenses	15,230,263
Less management fee waiver	(909,782)

Net expenses	14,320,481

Net Investment Income	24,100,517

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (c)	17,730,408
Increase from payments by affiliates (d)	7,157,464
Futures contracts	(23,979,666)
Swap contracts	(38,578,546)
Foreign currency transactions	(915,451)
Forward foreign currency transactions	(3,080,883)

Net realized gain (loss)	(41,666,674)

Net change in unrealized appreciation (depreciation) on:
Investments (e)	126,494,426
Futures contracts	(6,262,848)
Swap contracts	36,254,838
Foreign currency transactions	164,064
Forward foreign currency transactions	3,982,014

Net change in unrealized appreciation (depreciation)	160,632,494

Net realized and unrealized gain (loss)	118,965,820

Net Increase (Decrease) in Net Assets From Operations	$143,066,337

(a)	Net of foreign withholding taxes of $913,163.
(b)	Net of foreign withholding taxes of $618.
(c)	Net of foreign capital gains tax of $35,262.
(d)	See Note 7 of the Notes to Consolidated Financial Statements.
(e)	Includes change in foreign capital gains tax of $(192,409).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-29

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$24,100,517	$17,654,288
Net realized gain (loss)	(41,666,674)	(91,342,586)
Net change in unrealized appreciation (depreciation)	160,632,494	(274,567,779)

Increase (decrease) in net assets from operations	143,066,337	(348,256,077)

From Distributions to Shareholders
Class B	(25,546,439)	(252,733,531)

Total distributions	(25,546,439)	(252,733,531)

Increase (decrease) in net assets from capital share transactions	(154,652,558)	56,221,617

Total increase (decrease) in net assets	(37,132,660)	(544,767,991)

Net Assets
Beginning of period	1,501,487,338	2,046,255,329

End of period	$1,464,354,678	$1,501,487,338

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class B
Sales	2,116,780	$20,376,529	1,586,968	$17,253,793
Reinvestments	2,630,941	25,546,439	26,772,620	252,733,531
Redemptions	(20,811,967)	(200,575,526)	(20,083,181)	(213,765,707)

Net increase (decrease)	(16,064,246)	$(154,652,558)	8,276,407	$56,221,617

Increase (decrease) derived from capital shares transactions		$(154,652,558)		$56,221,617

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-30

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2023		2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.40		$13.51	$13.07	$12.27	$10.79

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16		0.11	0.11	0.12	0.16
Net realized and unrealized gain (loss)	0.80		(2.46)	1.12	1.28	1.64

Total income (loss) from investment operations	0.96		(2.35)	1.23	1.40	1.80

Less Distributions
Distributions from net investment income	(0.17)		(0.29)	(0.07)	(0.28)	(0.32)
Distributions from net realized capital gains	0.00		(1.47)	(0.72)	(0.32)	0.00

Total distributions	(0.17)		(1.76)	(0.79)	(0.60)	(0.32)

Net Asset Value, End of Period	$10.19		$9.40	$13.51	$13.07	$12.27

Total Return (%) (b)	10.28	(c)(d)	(17.54)	9.64	12.23	16.91

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.04		1.03	1.02	1.03	1.02
Net ratio of expenses to average net assets (%) (e)	0.97		0.96	0.96	0.97	0.96
Ratio of net investment income (loss) to average net assets (%)	1.64		1.05	0.79	1.04	1.39
Portfolio turnover rate (%)	48	(f)	58 (f)	61 (f)	51 (f)	51
Net assets, end of period (in millions)	$1,464.4		$1,501.5	$2,046.3	$2,070.5	$2,080.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	During 2023, 0.54% of the Portfolio’s total return for Class B consists of a voluntary reimbursement by the subadviser. Excluding this item, total return would have been 9.74%.
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(e)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(f)	Includes TBA transactions; excluding these transactions the portfolio turnover rate would have been 48%, 53%, 60% and 49% for years ended December 31, 2023, 2022, 2021 and 2020, respectively.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-31

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Global Active Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—JPMorgan Global Active Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the JPMorgan Global Active Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Under Treasury regulations, subpart F income, if any, realized by a wholly-owned non-U.S. subsidiary (such as the Subsidiary) of the Portfolio and included in the Portfolio’s annual income for U.S. federal income purposes, will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives. The Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by J.P. Morgan Investment Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2023, the Portfolio held $26,871 in the Subsidiary, representing less than 0.01% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

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Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For

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Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2023, the Portfolio received EU tax reclaim payments in the amount of $39,088 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Consolidated Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

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Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2023, the Portfolio had a payment of $3,069 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value and such inputs would be considered Level 2 in the fair value hierarchy at December 31, 2023. The Portfolio’s average overdraft advances during the year ended December 31, 2023 were not significant.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Consolidated Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Consolidated Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

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TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $189,215,279, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $44,514,791, which is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall

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Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(18,548,361)	$—	$—	$—	$(18,548,361)
Convertible Bonds	(9,252,683)	—	—	—	(9,252,683)
Convertible Preferred Stocks	(371,490)	—	—	—	(371,490)
Corporate Bonds & Notes	(3,635,745)	—	—	—	(3,635,745)
Mutual Funds	(40,641,254)	—	—	—	(40,641,254)
U.S. Treasury & Government Agencies	(65,258)	—	—	—	(65,258)
Total Borrowings	$(72,514,791)	$—	$—	$—	$(72,514,791)
Gross amount of recognized liabilities for securities lending transactions					$(72,514,791)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by factors such as changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

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Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolio holds cleared swaps through accounts at a clearing member. The Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money market reference rates. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

BHFTI-38

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$18,227,040
	Unrealized appreciation on futures contracts (b) (c)	4,721,473	Unrealized depreciation on futures contracts (b) (c)	$1,191,424
Equity	Unrealized appreciation on futures contracts (b) (c)	9,557,232	Unrealized depreciation on futures contracts (b) (c)	8,015
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	138,104	Unrealized depreciation on forward foreign currency exchange contracts	4,517,704

Total		$32,643,849		$5,717,143

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
State Street Bank and Trust	$138,104	$(89,939)	$—	$48,165

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank NA	$504,488	$—	$—	$504,488
Royal Bank of Canada	3,923,277	—	—	3,923,277
State Street Bank and Trust	89,939	(89,939)	—	—

	$4,517,704	$(89,939)	$—	$4,427,765

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(3,080,883)	$(3,080,883)
Futures contracts	(12,737,193)	(11,242,473)	—	(23,979,666)
Swap contracts	(38,578,546)	—	—	(38,578,546)

	$(51,315,739)	$(11,242,473)	$(3,080,883)	$(65,639,095)

BHFTI-39

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$3,982,014	$3,982,014
Futures contracts	(7,016,305)	753,457	—	(6,262,848)
Swap contracts	36,254,838	—	—	36,254,838

	$29,238,533	$753,457	$3,982,014	$33,974,004

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$194,349,316
Futures contracts long	373,790,600
Futures contracts short	(254,688,438)
Swap contracts	444,283,333

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by factors including changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs, insufficient storage capacity, war and international economic, political and regulatory developments. Certain commodities (and related derivatives) are susceptible to negative prices due to factors such as supply surpluses caused by global events. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or

BHFTI-40

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: LIBOR was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The full impact of the transition on the Portfolio, the financial instruments in which the Portfolio invests and financial markets more generally cannot yet be fully determined.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$59,462,487	$539,612,807	$52,691,326	$741,038,230

BHFTI-41

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

Purchases and sales of TBA transactions for the year ended December 31, 2023 were as follows:

Purchases	Sales
$1,624,374	$1,237,159

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Feesearned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$10,711,954	0.800%	First $250 million
	0.750%	$250 million to $500 million
	0.720%	$500 million to $750 million
	0.700%	Over $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.125%	First $250 million
0.075%	$250 million to $500 million
0.045%	$500 million to $750 million
0.025%	$750 million to $1 billion
0.050%	$1 billion to $3 billion
0.075%	$3 billion to $5 billion
0.100%	Over $5 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

During the year ended December 31, 2023, the Subadviser voluntarily reimbursed the Portfolio for underperformance that occurred as a result of an operational error. The error did not result in a breach of regulatory or investment guidelines for the Portfolio. This reimbursement is reflected as net increase from payments by affiliates in the Consolidated Statement of Operations.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of

BHFTI-42

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$1,443,108,598

Gross unrealized appreciation	152,366,045
Gross unrealized (depreciation)	(60,893,648)

Net unrealized appreciation (depreciation)	$91,472,397

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$25,546,439	$55,527,350	$—	$197,206,181	$25,546,439	$252,733,531

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$12,860,851	$—	$90,963,774	$(129,774,037)	$(25,949,412)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had accumulated short-term capital losses of $129,774,037.

10. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

BHFTI-43

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-44

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the JPMorgan Global Active Allocation Portfolio and Subsidiary:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the JPMorgan Global Active Allocation Portfolio and Subsidiary (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-45

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-46

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel—Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-47

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-48

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-49

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

JPMorgan Global Active Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one- and three-year periods ended June 30, 2023 and outperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2023. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2023. The Board also considered that the Portfolio underperformed its blended benchmark for the one- and five-year periods ended October 31, 2023 and outperformed its blended benchmark for the three-year period ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s

BHFTI-50

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-51

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Managed By J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A and B shares of the JPMorgan Small Cap Value Portfolio returned 13.21% and 12.94%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 14.65%.

MARKET ENVIRONMENT / CONDITIONS

The S&P 500 Index ended 2023 strong, returning +26.29% for the year. Information Technology and Communication Services were the best performing sectors, returning +57.84% and +55.82%, respectively. Utilities and Energy were the only sectors which closed the year in red returning -7.08% and -1.33%, respectively.

U.S. equity markets ended the year strong despite witnessing the second largest bank failure in the history of the United States. The Federal Reserve (the “Fed”) hiked the Fed target rate to 5.25%-5.50%, the highest level in more than 22 years to curb record high inflation. CPI peaked at 6.4% in January 2023, and trended downwards to 3.1% in November 2023. Meanwhile, third quarter gross domestic product was a bright spot, rising 4.9% on annualized basis. The increase was primarily driven by an increase in consumer spending and inventory investment. The labor market experienced some weakness as the unemployment rate went up from 3.4% in January 2023 to 3.7% in November 2023. Business spending held up better than expected despite tighter lending standards, supported by increased spending on intellectual property with greater emphasis on building and integrating artificial intelligence capabilities. Finally, earnings forecasts for 2024 witnessed an uptick towards the end of the year as recession fears subsided.

Large cap stocks as represented by the S&P 500 Index outperformed the small cap Russell 2000 Index, as they returned +26.29% vs. +16.93%, respectively. Value underperformed Growth by a massive margin, as the Russell 3000 Value Index returned +11.70% and the Russell 3000 Growth Index returned +41.24%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Weak stock selection in the Software & Services and Systems Hardware industries detracted most from performance during the period. On a stock specific basis, an underweight position in Reata Pharmaceuticals and an overweight position in Community Health Systems were top detractors from performance. An underweight in Reata Pharmaceuticals detracted from performance as the stock spiked significantly after the information of being acquired by Biogen in late July. The stock rose 60% between the announcement and the closing of the deal in September which hurt Portfolio results. Alternatively, an overweight in Community Health Systems also detracted from performance as the stock plunged in the first half on an earnings miss. The company also continued to struggle with more challenging dynamics, such as payer mix changes and increased medical specialist fees.

Strong stock selection in the Industrials and Finance sectors contributed most to relative performance during the period. On a stock specific basis, overweights in Moonlake Immunotherapeutics (“Moonlake”) and RxSight were top contributors to performance. Moonlake continued to add to performance over the year as shares outperformed when they announced positive topline results from the Ph2 trial for sonelokimab in hidradenitis suppuritiva, a chronic inflammatory skin condition. Alternatively, our overweight in RxSight contributed positively to performance. The stock jumped after meeting earnings expectations in the first half of the year, which underscored how their Light Delivery Device capital base expansion would translate into greater Light Adjustable Lens sales/adoption. We believe the company is positioned to benefit as premium intraocular lens procedures likely increase practice growth over near short—medium term and tap into high profit premium market more effectively.

As of December 31, 2023, the Portfolio’s largest relative sector overweights were in the Consumer Staples and Materials sectors, and our largest relative underweights were in the Health Services & Systems and Software & Services industries.

Futures contracts are utilized to effectively gain targeted equity exposure from cash positions. All derivatives acted as the Portfolio managers expected over the period.

Phillip Hart

Wonseok Choi

Akash Gupta

Robert Ippolito

Portfolio Managers

J.P. Morgan Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with relatively lower price-to-book ratios, lower I/B/E/S forecast medium term (2 year) growth and lower sales per share historical growth (5 years).

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
JPMorgan Small Cap Value Portfolio
Class A	13.21	10.68	6.55
Class B	12.94	10.39	6.28
Russell 2000 Value Index	14.65	10.00	6.76

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
Encore Wire Corp.	1.1
OFG Bancorp	1.1
First BanCorp	1.1
Rush Enterprises, Inc. - Class A	0.9
Essent Group Ltd.	0.9
Knowles Corp.	0.9
Commercial Metals Co.	0.8
SM Energy Co.	0.8
Customers Bancorp, Inc.	0.8
Meritage Homes Corp.	0.8

Top Sectors

% of Net Assets
Financials	26.6
Industrials	14.8
Real Estate	10.1
Consumer Discretionary	10.0
Energy	8.7
Health Care	7.8
Information Technology	5.8
Utilities	4.2
Materials	4.0
Consumer Staples	3.4

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.78%	$1,000.00	$1,101.50	$4.13
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

Class B (a)	Actual	1.03%	$1,000.00	$1,099.30	$5.45
	Hypothetical*	1.03%	$1,000.00	$1,020.01	$5.24

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—97.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.3%
Archer Aviation, Inc. - Class A (a) (b)	59,508	$365,379
V2X, Inc. (a)	16,665	773,923

		1,139,302

Air Freight & Logistics—0.7%
Hub Group, Inc. - Class A (a)	26,642	2,449,466
Radiant Logistics, Inc. (a)	64,308	427,005

		2,876,471

Automobile Components—0.5%
Adient PLC (a)	45,834	1,666,524
Dana, Inc.	30,158	440,609

		2,107,133

Banks—17.2%
1st Source Corp.	5,096	280,025
Amalgamated Financial Corp.	12,588	339,121
Ameris Bancorp (b)	39,439	2,092,239
Associated Banc-Corp.	16,864	360,721
Banc of California, Inc. (b)	39,156	525,865
Bancorp, Inc. (a)	13,514	521,100
Bank of NT Butterfield & Son Ltd.	77,251	2,472,805
BankUnited, Inc.	21,698	703,666
Banner Corp.	17,671	946,459
Brookline Bancorp, Inc.	26,168	285,493
Business First Bancshares, Inc.	21,668	534,116
Byline Bancorp, Inc.	59,702	1,406,579
Capital City Bank Group, Inc.	23,127	680,628
Capstar Financial Holdings, Inc.	12,462	233,538
Central Pacific Financial Corp.	20,807	409,482
City Holding Co. (b)	363	40,024
Columbia Banking System, Inc.	14,612	389,848
Community Trust Bancorp, Inc.	6,531	286,450
ConnectOne Bancorp, Inc.	109,966	2,519,321
CrossFirst Bankshares, Inc. (a)	12,790	173,688
Customers Bancorp, Inc. (a)	54,273	3,127,210
CVB Financial Corp.	102,450	2,068,465
Eastern Bankshares, Inc.	142,244	2,019,865
Enterprise Financial Services Corp.	34,193	1,526,717
Equity Bancshares, Inc. - Class A	3,955	134,075
Financial Institutions, Inc.	12,712	270,766
First BanCorp/Puerto Rico	251,156	4,131,516
First Bancshares, Inc.	22,827	669,516
First Citizens BancShares, Inc. - Class A	1,248	1,770,875
First Commonwealth Financial Corp.	42,900	662,376
First Financial Corp.	21,622	930,395
First Merchants Corp.	35,238	1,306,625
First Mid Bancshares, Inc.	5,754	199,434
FNB Corp. (b)	15,640	215,363
Hancock Whitney Corp.	16,399	796,827
Heartland Financial USA, Inc.	7,403	278,427
Heritage Commerce Corp.	72,749	721,670
Home BancShares, Inc.	56,659	1,435,172
HomeTrust Bancshares, Inc.	11,361	305,838
Hope Bancorp, Inc.	50,886	614,703

Banks—(Continued)
Live Oak Bancshares, Inc.	9,645	438,847
Mercantile Bank Corp.	4,598	185,667
Mid Penn Bancorp, Inc. (b)	4,577	111,130
Midland States Bancorp, Inc.	7,599	209,428
MVB Financial Corp.	3,369	76,005
National Bank Holdings Corp. - Class A	15,476	575,552
OceanFirst Financial Corp.	67,223	1,166,991
OFG Bancorp	114,894	4,306,227
Old National Bancorp	176,015	2,972,893
Old Second Bancorp, Inc.	89,518	1,382,158
Orrstown Financial Services, Inc.	5,673	167,354
Pathward Financial, Inc.	45,711	2,419,483
Peapack-Gladstone Financial Corp.	4,898	146,058
Peoples Bancorp, Inc. (b)	2	68
Pinnacle Financial Partners, Inc.	12,392	1,080,830
Popular, Inc.	22,119	1,815,306
Preferred Bank	12,237	893,913
Premier Financial Corp.	27,860	671,426
QCR Holdings, Inc.	29,096	1,698,915
Sierra Bancorp	6,767	152,596
SmartFinancial, Inc.	4,426	108,393
South Plains Financial, Inc.	2,752	79,698
Southside Bancshares, Inc.	8,994	281,692
SouthState Corp. (b)	16,088	1,358,632
Towne Bank	21,133	628,918
TriCo Bancshares	17,755	762,932
UMB Financial Corp.	6,067	506,898
United Bankshares, Inc.	22,102	829,930
Veritex Holdings, Inc.	25,602	595,759
WesBanco, Inc.	11,278	353,791
Westamerica BanCorp	9,161	516,772
Wintrust Financial Corp. (b)	24,450	2,267,737
WSFS Financial Corp.	9,648	443,133

		67,592,135

Beverages—0.2%
Primo Water Corp.	59,866	900,983

Biotechnology—4.0%
2seventy bio, Inc. (a) (b)	48,382	206,591
Agios Pharmaceuticals, Inc. (a) (b)	27,322	608,461
Allogene Therapeutics, Inc. (a) (b)	111,533	358,021
Arcellx, Inc. (a) (b)	36,518	2,026,749
Avidity Biosciences, Inc. (a)	59,696	540,249
Biohaven Ltd. (a)	1,544	66,083
Bluebird Bio, Inc. (a) (b)	131,291	181,182
Cytokinetics, Inc. (a) (b)	19,740	1,648,093
Dynavax Technologies Corp. (a)	45,285	633,084
Fate Therapeutics, Inc. (a)	161,350	603,449
Geron Corp. (a) (b)	172,188	363,317
Iovance Biotherapeutics, Inc. (a) (b)	112,402	913,828
Kymera Therapeutics, Inc. (a)	59,417	1,512,757
Lexicon Pharmaceuticals, Inc. (a) (b)	391,610	599,163
MacroGenics, Inc. (a) (b)	145,959	1,404,126
Prothena Corp. PLC (a)	22,107	803,368
REVOLUTION Medicines, Inc. (a) (b)	19,609	562,386

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
SpringWorks Therapeutics, Inc. (a)	39,817	$1,453,320
Syndax Pharmaceuticals, Inc. (a)	49,235	1,063,968

		15,548,195

Broadline Retail—0.2%
Savers Value Village, Inc. (a)	34,049	591,772

Building Products—1.5%
Gibraltar Industries, Inc. (a)	12,495	986,855
Griffon Corp.	24,490	1,492,666
Resideo Technologies, Inc. (a) (b)	27,181	511,546
UFP Industries, Inc.	24,300	3,050,865

		6,041,932

Capital Markets—1.2%
AssetMark Financial Holdings, Inc. (a)	12,748	381,803
BGC Group, Inc. - Class A (b)	22,510	162,522
Federated Hermes, Inc.	10,272	347,810
Open Lending Corp. - Class A (a) (b)	32,006	272,371
Piper Sandler Cos.	3,350	585,814
StoneX Group, Inc. (a)	9,759	720,507
Victory Capital Holdings, Inc. - Class A	49,102	1,691,073
Virtus Investment Partners, Inc.	2,731	660,247

		4,822,147

Chemicals—0.6%
AdvanSix, Inc.	23,749	711,520
Avient Corp.	14,742	612,825
Ecovyst, Inc. (a)	15,500	151,435
HB Fuller Co.	8,143	662,922
Tronox Holdings PLC	15,764	223,218

		2,361,920

Commercial Services & Supplies—0.6%
ABM Industries, Inc.	47,014	2,107,638
ACCO Brands Corp.	30,651	186,358

		2,293,996

Communications Equipment—0.3%
Aviat Networks, Inc. (a)	9,463	309,062
NETGEAR, Inc. (a)	62,262	907,780

		1,216,842

Construction & Engineering—1.5%
API Group Corp. (a) (b)	44,939	1,554,889
Argan, Inc.	3,888	181,920
Comfort Systems USA, Inc.	7,357	1,513,114
MYR Group, Inc. (a)	12,917	1,868,186
Primoris Services Corp.	23,390	776,782

		5,894,891

Construction Materials—0.2%
Summit Materials, Inc. - Class A (a)	21,404	823,198

Consumer Finance—1.0%
Encore Capital Group, Inc. (a) (b)	16,203	822,302
Enova International, Inc. (a)	13,197	730,586
FirstCash Holdings, Inc.	10,973	1,189,364
Nelnet, Inc. - Class A	2,528	223,020
PROG Holdings, Inc. (a) (b)	29,989	926,960

		3,892,232

Consumer Staples Distribution & Retail—0.8%
Andersons, Inc.	23,728	1,365,309
Sprouts Farmers Market, Inc. (a)	29,864	1,436,757
United Natural Foods, Inc. (a)	28,511	462,734

		3,264,800

Containers & Packaging—0.3%
Greif, Inc. - Class A	10,418	683,316
Myers Industries, Inc.	4,773	93,312
O-I Glass, Inc. (a) (b)	19,936	326,552

		1,103,180

Diversified Consumer Services—1.0%
Adtalem Global Education, Inc. (a)	20,846	1,228,872
Laureate Education, Inc.	71,271	977,125
Perdoceo Education Corp.	47,893	841,001
Stride, Inc. (a) (b)	12,185	723,424

		3,770,422

Diversified REITs—0.9%
Alexander & Baldwin, Inc. (a)	13,524	257,226
American Assets Trust, Inc.	10,249	230,705
Armada Hoffler Properties, Inc.	21,733	268,837
Broadstone Net Lease, Inc.	101,199	1,742,647
Essential Properties Realty Trust, Inc. (b)	40,603	1,037,813

		3,537,228

Diversified Telecommunication Services—0.5%
ATN International, Inc.	4,349	169,481
EchoStar Corp. - Class A (a) (b)	21,129	350,107
Liberty Latin America Ltd. - Class A (a)	25,750	188,232
Liberty Latin America Ltd. - Class C (a)	154,811	1,136,313

		1,844,133

Electric Utilities—1.4%
IDACORP, Inc. (b)	15,685	1,542,149
MGE Energy, Inc.	17,403	1,258,411
Portland General Electric Co.	58,358	2,529,236

		5,329,796

Electrical Equipment—1.4%
Encore Wire Corp. (b)	20,452	4,368,547
Powell Industries, Inc.	10,722	947,825

		5,316,372

Electronic Equipment, Instruments & Components—2.1%
Benchmark Electronics, Inc.	39,811	1,100,376

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
Daktronics, Inc. (a) (b)	97,846	$829,734
Knowles Corp. (a)	189,105	3,386,871
OSI Systems, Inc. (a)	13,610	1,756,370
ScanSource, Inc. (a)	26,157	1,036,079

		8,109,430

Energy Equipment & Services—1.8%
ChampionX Corp. (b)	12,690	370,675
Helmerich & Payne, Inc. (b)	23,345	845,556
Liberty Energy, Inc.	93,605	1,697,995
Noble Corp. PLC	29,520	1,421,683
Oil States International, Inc. (a)	70,317	477,452
Patterson-UTI Energy, Inc.	146,721	1,584,587
Select Water Solutions, Inc.	92,992	705,809

		7,103,757

Financial Services—4.8%
Enact Holdings, Inc. (b)	26,628	769,283
Essent Group Ltd.	64,689	3,411,698
Federal Agricultural Mortgage Corp. - Class C	4,377	836,970
Jackson Financial, Inc. - Class A	41,080	2,103,296
Merchants Bancorp (b)	55,023	2,342,879
Mr Cooper Group, Inc. (a)	41,572	2,707,169
NMI Holdings, Inc. - Class A (a)	55,057	1,634,092
PennyMac Financial Services, Inc. (b)	13,395	1,183,716
Radian Group, Inc. (b)	80,640	2,302,272
Repay Holdings Corp. (a)	109,466	934,840
StoneCo Ltd. - Class A (a) (b)	33,312	600,615

		18,826,830

Food Products—0.9%
Cal-Maine Foods, Inc.	3,498	200,750
Darling Ingredients, Inc. (a)	9,130	455,039
Dole PLC	89,633	1,101,590
Fresh Del Monte Produce, Inc.	19,709	517,361
John B Sanfilippo & Son, Inc.	9,786	1,008,350
Simply Good Foods Co. (a)	9,712	384,595

		3,667,685

Gas Utilities—1.5%
Chesapeake Utilities Corp.	7,582	800,886
New Jersey Resources Corp.	17,715	789,735
Northwest Natural Holding Co.	22,184	863,845
ONE Gas, Inc. (b)	26,275	1,674,243
Southwest Gas Holdings, Inc. (a)	10,080	638,568
Spire, Inc. (b)	18,588	1,158,776

		5,926,053

Ground Transportation—0.5%
ArcBest Corp.	17,792	2,138,776

Health Care Equipment & Supplies—1.5%
Alphatec Holdings, Inc. (a)	102,448	1,547,989
Inari Medical, Inc. (a) (b)	12,203	792,219
RxSight, Inc. (a)	70,339	2,836,069

Health Care Equipment & Supplies—(Continued)
Sight Sciences, Inc. (a)	145,939	753,045

		5,929,322

Health Care Providers & Services—0.8%
Addus HomeCare Corp. (a)	9,040	839,364
Fulgent Genetics, Inc. (a) (b)	18,432	532,869
ModivCare, Inc. (a)	14,418	634,248
NeoGenomics, Inc. (a) (b)	71,969	1,164,458

		3,170,939

Health Care REITs—0.8%
CareTrust REIT, Inc. (b)	28,050	627,759
Community Healthcare Trust, Inc. (b)	12,489	332,707
Global Medical REIT, Inc.	16,286	180,774
Sabra Health Care REIT, Inc. (b)	126,210	1,801,017

		2,942,257

Health Care Technology—0.6%
Evolent Health, Inc. - Class A (a)	49,963	1,650,278
Veradigm, Inc. (a)	79,082	829,570

		2,479,848

Hotel & Resort REITs—1.5%
Apple Hospitality REIT, Inc. (b)	94,635	1,571,887
DiamondRock Hospitality Co. (b)	24,447	229,557
RLJ Lodging Trust	101,148	1,185,455
Ryman Hospitality Properties, Inc.	23,056	2,537,543
Xenia Hotels & Resorts, Inc.	19,837	270,180

		5,794,622

Hotels, Restaurants & Leisure—1.3%
Bluegreen Vacations Holding Corp.	7,820	587,438
Full House Resorts, Inc. (a)	17,488	93,910
International Game Technology PLC (b)	22,805	625,085
Light & Wonder, Inc. (a) (b)	31,716	2,604,201
SeaWorld Entertainment, Inc. (a)	20,649	1,090,887

		5,001,521

Household Durables—2.9%
Green Brick Partners, Inc. (a)	8,564	444,814
Helen of Troy Ltd. (a)	3,107	375,357
M/I Homes, Inc. (a)	21,656	2,982,897
Meritage Homes Corp.	17,805	3,101,631
Taylor Morrison Home Corp. (a)	56,460	3,012,141
Tri Pointe Homes, Inc. (a)	43,892	1,553,777

		11,470,617

Household Products—0.4%
Central Garden & Pet Co. (Non-Voting Shares) - Class A (a)	36,971	1,628,203

Independent Power and Renewable Electricity Producers—0.4%
Clearway Energy, Inc. - Class A	27,326	698,999
Clearway Energy, Inc. - Class C	34,257	939,670

		1,638,669

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Industrial REITs—1.4%
First Industrial Realty Trust, Inc.	8,003	$421,518
Innovative Industrial Properties, Inc.	5,921	596,955
Plymouth Industrial REIT, Inc.	34,961	841,511
STAG Industrial, Inc.	48,680	1,911,177
Terreno Realty Corp.	25,488	1,597,333

		5,368,494

Insurance—1.0%
American Equity Investment Life Holding Co. (a)	21,025	1,173,195
CNO Financial Group, Inc.	17,465	487,274
Enstar Group Ltd. (a)	1,555	457,714
James River Group Holdings Ltd.	12,669	117,062
RLI Corp.	8,620	1,147,494
Skyward Specialty Insurance Group, Inc. (a)	10,005	338,969

		3,721,708

Interactive Media & Services—0.2%
Cars.com, Inc. (a)	17,241	327,062
QuinStreet, Inc. (a)	38,160	489,211

		816,273

IT Services—0.5%
Information Services Group, Inc.	199,111	937,813
Unisys Corp. (a)	193,049	1,084,935

		2,022,748

Leisure Products—0.2%
JAKKS Pacific, Inc. (a)	16,704	593,827

Machinery—1.6%
AGCO Corp.	12,748	1,547,735
Albany International Corp. - Class A	2,387	234,451
Enpro, Inc.	3,229	506,113
Luxfer Holdings PLC	7,554	67,533
Mueller Industries, Inc. (b)	61,241	2,887,513
Terex Corp. (b)	16,483	947,113
Titan International, Inc. (a)	10,019	149,083

		6,339,541

Marine Transportation—0.6%
Matson, Inc.	19,319	2,117,362
Safe Bulkers, Inc.	55,008	216,182

		2,333,544

Media—0.9%
AMC Networks, Inc. - Class A (a)	33,303	625,763
Entravision Communications Corp. - Class A	148,702	620,087
Gray Television, Inc.	119,072	1,066,885
John Wiley & Sons, Inc. - Class A	5,219	165,651
Magnite, Inc. (a)	71,716	669,828
Thryv Holdings, Inc. (a) (b)	24,429	497,130

		3,645,344

Metals & Mining—2.9%
Alpha Metallurgical Resources, Inc. (b)	7,829	2,653,405
Arch Resources, Inc.	5,584	926,609
Commercial Metals Co.	64,420	3,223,577
Constellium SE (a) (b)	40,363	805,645
Hecla Mining Co.	193,958	932,938
Olympic Steel, Inc.	3,566	237,852
Ryerson Holding Corp.	20,695	717,703
Schnitzer Steel Industries, Inc. - Class A	16,820	507,291
SunCoke Energy, Inc.	33,437	359,113
Warrior Met Coal, Inc.	14,710	896,869

		11,261,002

Mortgage Real Estate Investment Trusts—1.4%
Blackstone Mortgage Trust, Inc. - Class A (b)	12,583	267,640
BrightSpire Capital, Inc.	137,956	1,026,392
Dynex Capital, Inc. (b)	31,093	389,284
Ellington Financial, Inc.	7,084	90,038
KKR Real Estate Finance Trust, Inc.	31,568	417,645
Ladder Capital Corp.	106,106	1,221,280
MFA Financial, Inc.	150,689	1,698,265
PennyMac Mortgage Investment Trust	13,983	209,046
Ready Capital Corp. (b)	22,015	225,654

		5,545,244

Multi-Utilities—0.7%
Black Hills Corp.	2,412	130,127
Northwestern Energy Group, Inc.	18,589	945,994
Unitil Corp.	32,971	1,733,286

		2,809,407

Office REITs—1.4%
Brandywine Realty Trust	129,376	698,630
City Office REIT, Inc.	24,454	149,414
COPT Defense Properties (b)	82,719	2,120,088
Easterly Government Properties, Inc.	13,897	186,776
Equity Commonwealth	39,984	767,693
Hudson Pacific Properties, Inc.	38,913	362,280
SL Green Realty Corp. (b)	23,305	1,052,687

		5,337,568

Oil, Gas & Consumable Fuels—6.9%
California Resources Corp. (b)	28,920	1,581,346
Chord Energy Corp.	16,052	2,668,324
Civitas Resources, Inc. (b)	16,334	1,116,919
CNX Resources Corp. (a) (b)	51,171	1,023,420
CONSOL Energy, Inc.	5,402	543,063
CVR Energy, Inc. (b)	29,920	906,576
Delek U.S. Holdings, Inc.	4,386	113,159
Dorian LPG Ltd. (b)	46,528	2,041,183
Green Plains, Inc. (a) (b)	21,801	549,821
Gulfport Energy Corp. (a)	9,676	1,288,843
International Seaways, Inc.	25,299	1,150,599
Magnolia Oil & Gas Corp. - Class A (b)	7,977	169,830
Matador Resources Co.	42,879	2,438,100
Murphy Oil Corp.	54,671	2,332,265

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Ovintiv, Inc.	26,870	$1,180,130
Par Pacific Holdings, Inc. (a)	9,126	331,913
PBF Energy, Inc. - Class A	18,301	804,512
Peabody Energy Corp.	36,950	898,624
REX American Resources Corp. (a) (b)	5,335	252,346
SM Energy Co. (b)	81,567	3,158,274
Teekay Tankers Ltd. - Class A	17,351	867,029
Uranium Energy Corp. (a) (b)	143,607	919,085
World Kinect Corp.	28,726	654,378

		26,989,739

Passenger Airlines—0.8%
JetBlue Airways Corp. (a) (b)	65,986	366,222
Joby Aviation, Inc. (a) (b)	57,067	379,496
SkyWest, Inc. (a)	44,176	2,305,987

		3,051,705

Personal Care Products—1.0%
BellRing Brands, Inc. (a)	44,334	2,457,433
Edgewell Personal Care Co.	19,792	724,981
Herbalife Ltd. (a) (b)	45,662	696,802
Nature’s Sunshine Products, Inc. (a)	10,692	184,865

		4,064,081

Pharmaceuticals—0.8%
ANI Pharmaceuticals, Inc. (a)	19,999	1,102,745
Intra-Cellular Therapies, Inc. (a)	14,517	1,039,707
Prestige Consumer Healthcare, Inc. (a)	19,032	1,165,139

		3,307,591

Professional Services—1.4%
ASGN, Inc. (a)	16,632	1,599,499
Barrett Business Services, Inc.	12,528	1,450,742
Heidrick & Struggles International, Inc.	19,903	587,736
KBR, Inc.	9,153	507,168
Parsons Corp. (a)	22,363	1,402,384

		5,547,529

Real Estate Management & Development—0.5%
Forestar Group, Inc. (a) (b)	46,877	1,550,222
Opendoor Technologies, Inc. (a) (b)	97,549	437,020

		1,987,242

Residential REITs—0.3%
Independence Realty Trust, Inc. (b)	26,660	407,898
UMH Properties, Inc.	27,261	417,639
Veris Residential, Inc. (b)	24,970	392,778

		1,218,315

Retail REITs—2.9%
Agree Realty Corp.	47,386	2,982,949
InvenTrust Properties Corp.	34,313	869,491
Kite Realty Group Trust	95,506	2,183,267
Phillips Edison & Co., Inc. (b)	29,156	1,063,611

Retail REITs—(Continued)
Regency Centers Corp. (b)	2,816	188,672
Retail Opportunity Investments Corp.	177,643	2,492,331
RPT Realty	26,656	341,997
SITE Centers Corp.	70,762	964,486
Tanger, Inc. (b)	15,552	431,101

		11,517,905

Semiconductors & Semiconductor Equipment—1.4%
ACM Research, Inc. - Class A (a)	56,192	1,097,992
Synaptics, Inc. (a)	26,040	2,970,643
Ultra Clean Holdings, Inc. (a)	12,479	426,033
Veeco Instruments, Inc. (a) (b)	29,026	900,677

		5,395,345

Software—1.5%
Adeia, Inc.	79,736	987,929
LiveRamp Holdings, Inc. (a)	68,010	2,576,219
ON24, Inc.	89,068	701,856
Verint Systems, Inc. (a)	31,741	857,959
Xperi, Inc. (a)	63,043	694,734

		5,818,697

Specialized REITs—0.5%
PotlatchDeltic Corp.	38,814	1,905,767

Specialty Retail—3.7%
Abercrombie & Fitch Co. - Class A (a) (b)	19,084	1,683,590
Academy Sports & Outdoors, Inc.	16,364	1,080,024
Asbury Automotive Group, Inc. (a) (b)	11,899	2,676,918
Caleres, Inc. (b)	19,043	585,191
Carvana Co. (a) (b)	9,316	493,189
Group 1 Automotive, Inc.	9,213	2,807,570
ODP Corp. (a)	27,742	1,561,875
Signet Jewelers Ltd. (b)	18,538	1,988,386
Urban Outfitters, Inc. (a)	30,207	1,078,088
Valvoline, Inc. (a) (b)	10,411	391,245

		14,346,076

Textiles, Apparel & Luxury Goods—0.4%
G-III Apparel Group Ltd. (a) (b)	45,068	1,531,411

Trading Companies & Distributors—3.8%
Beacon Roofing Supply, Inc. (a)	27,888	2,426,814
BlueLinx Holdings, Inc. (a)	6,490	735,382
Boise Cascade Co. (b)	15,586	2,016,205
GATX Corp.	3,454	415,240
GMS, Inc. (a)	19,200	1,582,656
Hudson Technologies, Inc. (a)	24,728	333,581
NOW, Inc. (a)	150,431	1,702,879
Rush Enterprises, Inc. - Class A (b)	72,050	3,624,115
Titan Machinery, Inc. (a)	14,180	409,518
WESCO International, Inc.	10,211	1,775,488

		15,021,878

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Water Utilities—0.2%
American States Water Co.	11,850	$952,977

Wireless Telecommunication Services—0.2%
Gogo, Inc. (a)	51,439	521,077
Telephone & Data Systems, Inc.	14,673	269,250

		790,327

Total Common Stocks (Cost $329,439,184)		381,338,894

Short-Term Investment—0.7%

Repurchase Agreement—0.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $2,622,183; collateralized by U.S. Treasury Notes with rates ranging from 0.500% - 2.500%, maturing 02/28/26, and an aggregate market value of $2,673,893.	2,621,455	2,621,455

Total Short-Term Investments (Cost $2,621,455)		2,621,455

Securities Lending Reinvestments (c)—3.8%

Repurchase Agreements—1.3%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $1,300,787; collateralized by various Common Stock with an aggregate market value of $1,447,934.	1,300,000	1,300,000
Barclays Bank PLC Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $100,059; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $102,056.	100,000	100,000
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $19,196; collateralized by various Common Stock with an aggregate market value of $21,387.	19,184	19,184
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $1,812,281; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $1,847,439.	1,811,214	1,811,214
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $900,555; collateralized by various Common Stock with an aggregate market value of $1,004,413.	900,000	900,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $84,004; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $85,823.	83,954	83,954
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $300,178; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $306,000.	300,000	300,000
Repurchase Agreement dated 12/29/23 at 5.510%, due on 01/02/24 with a maturity value of $500,306; collateralized by various Common Stock with an aggregate market value of $556,567.	500,000	500,000
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $150,090; collateralized by various Common Stock with an aggregate market value of $165,429.	150,000	150,000

		5,164,352

Mutual Funds—2.5%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (d)	1,000,000	1,000,000
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (d)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (d)	2,000,000	2,000,000
HSBC U.S. Government Money Market Fund, Class I 5.300% (d)	100,000	100,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (d)	2,000,000	2,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.320% (d)	2,000,000	2,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.270% (d)	500,000	500,000

		9,600,000

Total Securities Lending Reinvestments (Cost $14,764,352)		14,764,352

Total Investments—101.7% (Cost $346,824,991)		398,724,701
Other assets and liabilities (net)—(1.7)%		(6,539,154)

Net Assets—100.0%		$392,185,547

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2023

(b)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $37,342,449 and the collateral received consisted of cash in the amount of $14,764,352 and non-cash collateral with a value of $24,393,460. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
Russell 2000 Index E-Mini Futures	03/15/24	98	USD	10,033,730	$(22,209)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Other Abbreviations

(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$381,338,894	$—	$—	$381,338,894
Total Short-Term Investment*	—	2,621,455	—	2,621,455
Securities Lending Reinvestments
Repurchase Agreements	—	5,164,352	—	5,164,352
Mutual Funds	9,600,000	—	—	9,600,000
Total Securities Lending Reinvestments	9,600,000	5,164,352	—	14,764,352
Total Investments	$390,938,894	$7,785,807	$—	$398,724,701

Collateral for Securities Loaned (Liability)	$—	$(14,764,352)	$—	$(14,764,352)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(22,209)	$—	$—	$(22,209)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$398,724,701
Cash	20,944
Cash denominated in foreign currencies (c)	7,243
Cash collateral for futures contracts	647,000
Receivable for:
Investments sold	8,264,419
Fund shares sold	834
Dividends and interest	596,394
Prepaid expenses	1,344

Total Assets	408,262,879
Liabilities
Collateral for securities loaned	14,764,352
Payables for:
Investments purchased	391,036
Fund shares redeemed	266,093
Variation margin on futures contracts	154,870
Accrued Expenses:
Management fees	224,493
Distribution and service fees	5,028
Deferred trustees’ fees	180,033
Other expenses	91,427

Total Liabilities	16,077,332

Net Assets	$392,185,547

Net Assets Consist of:
Paid in surplus	$351,360,327
Distributable earnings (Accumulated losses)	40,825,220

Net Assets	$392,185,547

Net Assets
Class A	$367,893,116
Class B	24,292,431
Capital Shares Outstanding*
Class A	32,596,710
Class B	2,194,289
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.29
Class B	11.07

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $346,824,991.
(b)	Includes securities loaned at value of $37,342,449.
(c)	Identified cost of cash denominated in foreign currencies was $7,285.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$7,337,864
Interest	213,600
Securities lending income	124,846

Total investment income	7,676,310
Expenses
Management fees	2,945,377
Administration fees	30,953
Custodian and accounting fees	102,675
Distribution and service fees—Class B	57,259
Audit and tax services	65,688
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	26,655
Insurance	3,531
Miscellaneous	15,146

Total expenses	3,340,087
Less management fee waiver	(376,823)
Less broker commission recapture	(49,718)

Net expenses	2,913,546

Net Investment Income	4,762,764

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(15,325,528)
Futures contracts	1,943,942

Net realized gain (loss)	(13,381,586)

Net change in unrealized appreciation (depreciation) on:
Investments	58,429,595
Futures contracts	57,667
Foreign currency transactions	155

Net change in unrealized appreciation (depreciation)	58,487,417

Net realized and unrealized gain (loss)	45,105,831

Net Increase (Decrease) in Net Assets From Operations	$49,868,595

(a)	Net of foreign withholding taxes of $30,024.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$4,762,764	$5,502,001
Net realized gain (loss)	(13,381,586)	34,163,868
Net change in unrealized appreciation (depreciation)	58,487,417	(104,356,108)

Increase (decrease) in net assets from operations	49,868,595	(64,690,239)

From Distributions to Shareholders
Class A	(35,251,968)	(140,144,584)
Class B	(2,279,061)	(8,928,104)

Total distributions	(37,531,029)	(149,072,688)

Increase (decrease) in net assets from capital share transactions	(10,818)	70,702,627

Total increase (decrease) in net assets	12,326,748	(143,060,300)

Net Assets
Beginning of period	379,858,799	522,919,099

End of period	$392,185,547	$379,858,799

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	1,323,772	$14,106,577	130,841	$1,843,124
Reinvestments	3,466,270	35,251,968	12,928,467	140,144,584
Redemptions	(4,468,570)	(49,739,114)	(5,332,432)	(76,159,381)

Net increase (decrease)	321,472	$(380,569)	7,726,876	$65,828,327

Class B
Sales	199,095	$2,061,810	130,247	$1,818,588
Reinvestments	228,134	2,279,061	837,533	8,928,104
Redemptions	(376,878)	(3,971,120)	(409,937)	(5,872,392)

Net increase (decrease)	50,351	$369,751	557,843	$4,874,300

Increase (decrease) derived from capital shares transactions		$(10,818)		$70,702,627

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.05	$20.02	$15.60	$14.89	$14.16

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14	0.18	0.14	0.16	0.24
Net realized and unrealized gain (loss)	1.20	(2.95)	5.00	0.72	2.33

Total income (loss) from investment operations	1.34	(2.77)	5.14	0.88	2.57

Less Distributions
Distributions from net investment income	(0.15)	(0.21)	(0.23)	(0.17)	(0.22)
Distributions from net realized capital gains	(0.95)	(5.99)	(0.49)	0.00	(1.62)

Total distributions	(1.10)	(6.20)	(0.72)	(0.17)	(1.84)

Net Asset Value, End of Period	$11.29	$11.05	$20.02	$15.60	$14.89

Total Return (%) (b)	13.21	(13.21)	33.01	6.34	19.53

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.85	0.85	0.85	0.85
Net ratio of expenses to average net assets (%) (c)	0.77	0.75	0.75	0.75	0.75
Ratio of net investment income (loss) to average net assets (%)	1.28	1.28	0.76	1.32	1.61
Portfolio turnover rate (%)	66	64	63	76	52
Net assets, end of period (in millions)	$367.9	$356.6	$491.6	$514.1	$472.7

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.85	$19.78	$15.42	$14.71	$14.01

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.11	0.14	0.10	0.13	0.20
Net realized and unrealized gain (loss)	1.18	(2.92)	4.94	0.72	2.29

Total income (loss) from investment operations	1.29	(2.78)	5.04	0.85	2.49

Less Distributions
Distributions from net investment income	(0.12)	(0.16)	(0.19)	(0.14)	(0.17)
Distributions from net realized capital gains	(0.95)	(5.99)	(0.49)	0.00	(1.62)

Total distributions	(1.07)	(6.15)	(0.68)	(0.14)	(1.79)

Net Asset Value, End of Period	$11.07	$10.85	$19.78	$15.42	$14.71

Total Return (%) (b)	12.94	(13.50)	32.74	6.11	19.15

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.12	1.10	1.10	1.10	1.10
Net ratio of expenses to average net assets (%) (c)	1.02	1.00	1.00	1.00	1.00
Ratio of net investment income (loss) to average net assets (%)	1.03	1.04	0.52	1.07	1.35
Portfolio turnover rate (%)	66	64	63	76	52
Net assets, end of period (in millions)	$24.3	$23.3	$31.4	$30.8	$29.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $2,621,455. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $5,164,352. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$22,209

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$1,943,942

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$57,667

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$8,125,133

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$243,442,449	$0	$274,833,150

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$2,945,377	0.800%	First $100 million
	0.775%	$100 million to $500 million
	0.750%	$500 million to $1 billion
	0.725%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	First $50 million
0.125%	$50 million to $100 million
0.100%	$100 million to $500 million
0.075%	$500 million to $1 billion
0.050%	Over $1 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$348,417,061

Gross unrealized appreciation	69,832,337
Gross unrealized (depreciation)	(19,524,697)

Net unrealized appreciation (depreciation)	$50,307,640

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$5,275,310	$81,551,420	$32,255,719	$67,521,268	$37,531,029	$149,072,688

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$6,311,266	$—	$50,307,599	$(15,613,611)	$41,005,254

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had accumulated short-term capital losses of $9,983,960 and accumulated long-term capital losses of $5,629,651.

9. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the JPMorgan Small Cap Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the JPMorgan Small Cap Value Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-23

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-24

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

JPMorgan Small Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one- and five-year periods ended June 30, 2023 and outperformed the median of its Performance Universe for the three-year period ended June 30, 2023. The Board considered that the Portfolio underperformed the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the one-, three-, and five-year periods ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Universe and the Sub-advised Expense Group at the Portfolio’s current size.

BHFTI-27

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Managed By Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A and B shares of the Loomis Sayles Global Allocation Portfolio returned 22.51% and 22.20%, respectively. The Portfolio’s benchmarks, the MSCI World Index1 and the FTSE World Government Bond Index2, returned 23.79% and 5.19%, respectively.

MARKET ENVIRONMENT / CONDITIONS

Following a year in which negative news flow weighed heavily on investor sentiment, 2023 brought an impressive recovery in financial assets. The gains reflected the end of tax-loss selling and general repositioning among investors. In addition, hopes that the U.S. Federal Reserve (the “Fed”) was set to pivot to a less restrictive policy fueled optimism. In the second quarter, inflation declined across most developed markets; while the Fed and other central banks continued to raise interest rates, the markets appeared optimistic that the current tightening cycle would largely be complete by year-end. Global growth stayed in positive territory, fueling an emerging consensus that the world economy was poised for a “soft landing.” Towards the end of the third quarter, investors appeared to grow more cautious. A sharp increase in oil prices raised fears that inflation would reaccelerate, requiring central banks to maintain tight policies for longer. However, the final months of the year brought a rally across the financial markets. Inflation continued to experience a meaningful decline, leaving the markets comfortable with the idea that rate hikes were in the rearview mirror. In December, Fed Chairman Jerome Powell reinforced this notion with comments suggesting that rate cuts could begin as early as the first half of 2024. Not least, Gross Domestic Product growth remained positive.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The equity portion of the Portfolio outperformed its benchmark, the MSCI World Index, during the period. Performance drivers were well-diversified, with most sectors contributing to relative returns. The Consumer Staples sector was the largest contributor to relative results, followed by the Industrials and Energy sectors. The Information Technology (“IT”), Utilities and Financial sectors also contributed. On an individual basis, the largest contributors to returns were Nvidia and Amazon. Nvidia’s origins are in hardware and the gaming end market; it created the world’s first discrete graphics processing unit (“GPU”) in 1999. The company has since evolved into a larger ecosystem of products with the GPU at its core; its accelerators are used in the gaming, professional visualization, data center and automotive markets. Shares of Nvidia, a critical supplier to the Artificial Intelligence (“AI”) industry, outperformed as they benefitted from the rapid rise in AI and popularity of generative AI tools like ChatGPT. Amazon is a leading operator led by a management team with a long-term strategic vision. A rebound in free cash flow generation driven by normalization of capital expenditures combined with a general improvement in valuations across peers generated stronger-than-market performance in 2023.

In equities, the Health Care and Communication Services sectors detracted from relative performance. The largest individual detractors were Estee Lauder and Zions Bank. Shares of Estee Lauder, a multi-national manufacturer and marketer of prestige beauty products, underperformed. We eliminated our position in August due to concerns regarding the company’s ability to grow its intrinsic value. There has been significant erosion of the company’s earning power due to an oversupply of inventory in the Asia-Pacific region and a slowdown in developed markets, with limited ability to forecast a path to recovery. Zions Bank is a regional bank with a client base dominated by small to mid-size businesses in the western U.S. Shares fell just under 40% in the first quarter; investors were concerned about midsize regional bank deposit outflows and rising cost of deposits that could put pressure on profitability. Later in the period, shares underperformed along with most of the banking sector after third quarter earnings were released in October. We eliminated our position in Zions in favor of more attractive risk/reward opportunities.

The following equity securities were added to the equity portion of the Portfolio during the year: Diamondback Energy, Trane Technologies, Parker Hannifin, O’Reilly Automotive, London Stock Exchange (United Kingdom) and Veralto. The following securities were sold during the reporting period: Sherwin Williams, Dassault Systemes (France), Estee Lauder, and Zions Bank.

The fixed income portion of the Portfolio outperformed its benchmark, the FTSE World Government Bond Index, during the period. Spread sector allocation was the primary driver of positive relative performance during the period. In particular, overweight allocations to the Communications and Consumer Cyclical sectors significantly boosted performance. Yield curve and duration positioning also contributed to performance, driven by overweight duration positioning within the U.S. dollar-pay market. Conversely, security specific selections detracted from relative performance (particularly within the Technology and Transportation sectors). Currency allocation also detracted from performance driven by underweight allocations to the euro and British pound sterling, both of which rallied against the U.S. dollar.

The fixed income portion of the Portfolio remained overweight credit beta in order to maintain a carry advantage over the benchmark. With 10-Year U.S Treasury yields reaching 4% in March, we modestly added to our overweight duration in the U.S. When 10-Year U.S. Treasury yields surged to almost 5% in late October, we again added to our overweight duration in the U.S. Although we trimmed duration as yields fell throughout November and December, we remained positioned further overweight than our positioning at beginning-of-year. From a currency perspective, we reduced our position in the Australian dollar based on our view that China reopening would be weaker than expected and a potential U.S. recession would be a headwind for the currency. We also modestly trimmed our Japanese yen underweight based on our view that slower global growth and a policy shift towards less accommodative monetary policy by the Bank of Japan could benefit the currency.

BHFTI-1

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Managed By Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

During the reporting period, foreign exchange forwards were used to manage active currency positions and detracted from performance during the period. They are primarily used to limit exposure to non-U.S. dollar currencies, but on occasion to gain exposure to a benchmark currency without attractive cash bonds. U.S. Treasury futures were used to allow flexibility to change the overall duration of the Portfolio without necessarily having to alter the underlying investments, which allowed the Portfolio to retain income and yield.

At the end of the period, the Portfolio was positioned with a majority equity allocation, which aligns with our long-term performance objective; the target asset allocation was 68% equities, 15% U.S. fixed income, and 17% non-U.S. fixed income. Our equity holdings were primarily concentrated in the IT, Consumer Discretionary, and Financials sectors. We did not own securities in the Real Estate and Utilities sectors. In the fixed income portion, we believed that the significant fiscal tightening over the last twelve months could lead to a weaker U.S. consumer and lower corporate earnings. Therefore, we were low in credit beta, but remained overweight given our hesitancy to give up carry. The fixed income portion of the Portfolio held 63% of its bond exposure in Investment Grade bonds and 37% in High Yield bonds. The Portfolio held roughly 64% in Corporate Credit bonds, of which 0.8% was in Bank Loans, 17.2% in Financials, 44.6% in Industrials and 1% in Utilities.

Matt Eagan

David Rolley

Eileen Riley

Lee Rosenbaum

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI World Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The FTSE World Government Bond Index measures the performance of fixed-rate, local currency, investment-grade sovereign bonds.

BHFTI-2

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD INDEX & THE FTSE WORLD GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Loomis Sayles Global Allocation Portfolio
Class A	22.51	9.69	7.46
Class B	22.20	9.41	7.19
MSCI World Index	23.79	12.81	8.60
FTSE World Government Bond Index	5.19	-1.39	-0.31

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Equity Sectors

% of Net Assets
Information Technology	17.1
Consumer Discretionary	13.5
Financials	12.6
Industrials	8.5
Health Care	8.1

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	18.1
Foreign Government	7.0
Convertible Bonds	2.2
U.S. Treasury & Government Agencies	2.2
Floating Rate Loans	0.3

BHFTI-3

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Global Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.80%	$1,000.00	$1,087.70	$4.21
	Hypothetical*	0.80%	$1,000.00	$1,021.17	$4.08

Class B (a)	Actual	1.05%	$1,000.00	$1,086.50	$5.52
	Hypothetical*	1.05%	$1,000.00	$1,019.91	$5.35

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—68.6% of Net Assets

Security Description	Shares	Value

Banks—1.7%
JPMorgan Chase & Co.	39,217	$6,670,812

Broadline Retail—3.4%
Amazon.com, Inc. (a)	86,605	13,158,764

Building Products—0.8%
Trane Technologies PLC	11,653	2,842,167

Capital Markets—8.0%
BlackRock, Inc. (b)	8,998	7,304,576
Goldman Sachs Group, Inc.	13,016	5,021,182
London Stock Exchange Group PLC	40,579	4,796,997
S&P Global, Inc.	30,954	13,635,856

		30,758,611

Chemicals—2.9%
Linde PLC	26,546	10,902,708

Commercial Services & Supplies—0.2%
Veralto Corp.	10,237	842,095

Construction & Engineering—0.6%
Vinci SA	18,955	2,380,619

Consumer Staples Distribution & Retail—2.1%
Costco Wholesale Corp.	12,008	7,926,241

Electrical Equipment—1.0%
Schneider Electric SE	19,506	3,927,535

Electronic Equipment, Instruments & Components—0.9%
Halma PLC	122,394	3,556,120

Financial Services—2.8%
Mastercard, Inc. - Class A	25,294	10,788,144

Health Care Providers & Services—2.5%
UnitedHealth Group, Inc.	18,259	9,612,816

Hotels, Restaurants & Leisure—2.3%
Airbnb, Inc. - Class A (a) (b)	65,856	8,965,636

Interactive Media & Services—3.0%
Alphabet, Inc. - Class A (a)	82,539	11,529,873

IT Services—4.1%
Accenture PLC - Class A	24,454	8,581,153
Nomura Research Institute Ltd.	251,000	7,272,883

		15,854,036

Life Sciences Tools & Services—5.6%
Danaher Corp.	30,701	7,102,369
IQVIA Holdings, Inc. (a)	27,343	6,326,623
Mettler-Toledo International, Inc. (a)	6,539	7,931,546

		21,360,538

Machinery—5.9%
Atlas Copco AB - A Shares	629,068	10,832,352
Cummins, Inc.	22,333	5,350,317
Parker-Hannifin Corp.	14,414	6,640,530

		22,823,199

Oil, Gas & Consumable Fuels—1.0%
Diamondback Energy, Inc.	25,053	3,885,219

Semiconductors & Semiconductor Equipment—6.4%
ASML Holding NV	10,562	7,974,449
NVIDIA Corp.	13,631	6,750,344
Taiwan Semiconductor Manufacturing Co. Ltd.	324,000	6,235,536
Texas Instruments, Inc.	22,011	3,751,995

		24,712,324

Software—5.6%
Adobe, Inc. (a)	8,328	4,968,485
Roper Technologies, Inc.	15,164	8,266,958
Salesforce, Inc. (a)	32,043	8,431,795

		21,667,238

Specialty Retail—4.4%
Home Depot, Inc.	25,386	8,797,518
O’Reilly Automotive, Inc. (a)	8,321	7,905,616

		16,703,134

Textiles, Apparel & Luxury Goods—3.4%
LVMH Moet Hennessy Louis Vuitton SE	8,888	7,209,281
NIKE, Inc. - Class B	54,369	5,902,843

		13,112,124

Total Common Stocks (Cost $192,805,591)		263,979,953

Corporate Bonds & Notes—18.1%

Advertising—0.0%
Outfront Media Capital LLC/Outfront Media Capital Corp. 7.375%, 02/15/31 (144A)	15,000	15,752

Aerospace/Defense—0.1%
Embraer Netherlands Finance BV 7.000%, 07/28/30 (144A)	200,000	209,799
TransDigm, Inc.
6.250%, 03/15/26 (144A)	55,000	54,905
6.750%, 08/15/28 (144A)	30,000	30,693

		295,397

Airlines—0.1%
Air Canada Pass-Through Trust
3.300%, 07/15/31 (144A)	171,120	153,565
4.125%, 06/15/29 (144A)	111,711	102,367

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Airlines—(Continued)
American Airlines Pass-Through Trust
3.700%, 04/15/27	53,270	$50,113
3.750%, 04/15/27	117,425	110,708
4.950%, 08/15/26	72,250	70,183
United Airlines Pass-Through Trust 3.650%, 04/07/27	48,611	45,672

		532,608

Auto Manufacturers—0.6%
Allison Transmission, Inc. 4.750%, 10/01/27 (144A)	105,000	101,458
General Motors Co.
5.200%, 04/01/45	245,000	220,490
6.250%, 10/02/43	30,000	30,604
General Motors Financial Co., Inc.
3.100%, 01/12/32	70,000	59,596
6.400%, 01/09/33	235,000	250,064
Hyundai Capital America
0.875%, 06/14/24 (144A)	350,000	341,991
2.650%, 02/10/25 (144A)	110,000	106,708
2.750%, 09/27/26 (144A)	500,000	466,751
6.375%, 04/08/30 (144A)	175,000	186,171
Kia Corp. 1.750%, 10/16/26 (144A)	200,000	182,471
Toyota Motor Corp. 5.123%, 07/13/33 (b)	240,000	257,841

		2,204,145

Auto Parts & Equipment—0.0%
Aptiv PLC 1.600%, 09/15/28 (EUR)	100,000	102,883

Banks—2.5%
ANZ New Zealand International Ltd. 1.250%, 06/22/26 (144A)	375,000	343,305
Banco de Chile 2.990%, 12/09/31 (144A)	200,000	172,347
Banco Santander Chile 3.177%, 10/26/31 (144A)	250,000	216,077
Banco Santander SA
1.722%, 1Y H15 + 0.900%, 09/14/27 (c)	200,000	180,865
6.938%, 11/07/33	200,000	222,038
Bank of America Corp.
2.482%, 5Y H15 + 1.200%, 09/21/36 (c)	162,000	128,315
3.846%, 5Y H15 + 2.000%, 03/08/37 (c)	105,000	92,191
Bank of Montreal
0.949%, SOFR + 0.603%, 01/22/27 (c)	500,000	460,982
5.266%, 12/11/26 (b)	155,000	157,131
Barclays PLC 3.650%, 03/16/25	225,000	219,971
BNP Paribas SA 4.625%, 03/13/27 (144A)	355,000	347,650
CaixaBank SA 6.250%, 5Y EUR Swap + 3.550%, 02/23/33 (EUR) (c)	100,000	116,436

Banks—(Continued)
Credit Agricole SA 4.375%, 03/17/25 (144A)	200,000	196,518
Deutsche Bank AG
2.552%, SOFR + 1.318%, 01/07/28 (b) (c)	170,000	156,048
3.729%, SOFR + 2.757%, 01/14/32 (c)	404,000	338,617
DNB Bank ASA 1.535%, 1Y H15 + 0.720%, 05/25/27 (144A) (c)	410,000	374,009
ING Groep NV 1.400%, 1Y H15 + 1.100%, 07/01/26 (144A) (c)	205,000	192,895
Kookmin Bank 1.375%, 05/06/26 (144A)	315,000	288,301
Lloyds Banking Group PLC 3.870%, 1Y H15 + 3.500%, 07/09/25 (c)	200,000	198,103
Macquarie Group Ltd.
1.629%, SOFR + 0.910%, 09/23/27 (144A) (c)	425,000	382,381
2.871%, SOFR + 1.532%, 01/14/33 (144A) (c)	505,000	415,133
Mitsubishi UFJ Financial Group, Inc.
1.640%, 1Y H15 + 0.670%, 10/13/27 (c)	300,000	273,134
2.341%, 1Y H15 + 0.830%, 01/19/28 (b) (c)	245,000	226,699
Mizuho Financial Group, Inc. 2.564%, 09/13/31	205,000	166,750
Morgan Stanley 2.484%, SOFR + 1.360%, 09/16/36 (c)	185,000	146,629
Santander Holdings USA, Inc. 3.450%, 06/02/25	100,000	97,135
Societe Generale SA 4.750%, 11/24/25 (144A)	260,000	254,620
Standard Chartered PLC
3.125%, 11/19/24 (EUR)	250,000	273,462
3.971%, 1Y H15 + 1.650%, 03/30/26 (144A) (b) (c)	200,000	194,998
Sumitomo Mitsui Financial Group, Inc.
1.402%, 09/17/26	310,000	282,322
5.766%, 01/13/33	200,000	211,344
Swedbank AB 6.136%, 09/12/26 (144A)	200,000	203,952
Toronto-Dominion Bank 1.950%, 01/12/27 (b)	730,000	674,378
UBS Group AG
3.091%, SOFR + 1.730%, 05/14/32 (144A) (c)	260,000	221,433
9.016%, SOFR + 5.020%, 11/15/33 (144A) (c)	250,000	307,309
UniCredit SpA 7.296%, 5Y USD ICE Swap + 4.914%, 04/02/34 (144A) (c)	325,000	334,128
Westpac Banking Corp. 1.953%, 11/20/28	400,000	354,386

		9,421,992

Beverages—0.1%
Anheuser-Busch InBev SA 2.000%, 01/23/35 (EUR)	345,000	341,180
Diageo Capital PLC 2.125%, 04/29/32	200,000	166,843

		508,023

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Building Materials—0.2%
Cemex SAB de CV 3.875%, 07/11/31 (144A) (b)	600,000	$536,620
JELD-WEN, Inc.
4.875%, 12/15/27 (144A) (b)	75,000	70,875
Masco Corp. 6.500%, 08/15/32	8,000	8,722

		616,217

Chemicals—0.3%
Albemarle Corp. 5.050%, 06/01/32	200,000	195,198
Ashland, Inc. 3.375%, 09/01/31 (144A)	55,000	47,405
Braskem Netherlands Finance BV
4.500%, 01/10/28	200,000	163,707
4.500%, 01/31/30	200,000	155,233
Celanese U.S. Holdings LLC
6.330%, 07/15/29	40,000	41,931
6.379%, 07/15/32	30,000	31,712
6.700%, 11/15/33 (b)	25,000	27,115
Orbia Advance Corp. SAB de CV
1.875%, 05/11/26 (144A)	210,000	192,790
4.000%, 10/04/27	200,000	189,792
Sociedad Quimica y Minera de Chile SA 6.500%, 11/07/33 (144A)	200,000	212,300

		1,257,183

Commercial Services—0.0%
Block, Inc. 3.500%, 06/01/31	55,000	48,837
Gartner, Inc.
3.625%, 06/15/29 (144A) (b)	65,000	58,668
3.750%, 10/01/30 (144A)	10,000	8,840
TriNet Group, Inc. 3.500%, 03/01/29 (144A)	30,000	26,838

		143,183

Computers—0.0%
Seagate HDD Cayman
4.091%, 06/01/29	10,000	9,246
9.625%, 12/01/32	7,650	8,748
Western Digital Corp.
2.850%, 02/01/29	10,000	8,608
3.100%, 02/01/32	10,000	7,956

		34,558

Diversified Financial Services—1.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.300%, 01/30/32	260,000	226,286
Aircastle Ltd. 5.250%, 5Y H15 + 4.410%, 06/15/26 (144A) (c)	35,000	30,006
Ally Financial, Inc.
4.700%, 5Y H15 + 3.868%, 05/15/26 (c)	125,000	93,758
4.700%, 7Y H15 + 3.481%, 05/15/28 (c)	150,000	101,769

Diversified Financial Services—(Continued)
Brookfield Finance I U.K. PLC/Brookfield Finance, Inc. 2.340%, 01/30/32	175,000	139,853
Brookfield Finance, Inc. 3.900%, 01/25/28	185,000	178,173
Nationstar Mortgage Holdings, Inc.
5.000%, 02/01/26 (144A)	55,000	53,788
5.125%, 12/15/30 (144A)	55,000	49,727
5.500%, 08/15/28 (144A)	110,000	105,774
Nomura Holdings, Inc. 2.710%, 01/22/29	245,000	216,843
OneMain Finance Corp.
3.500%, 01/15/27	305,000	282,260
3.875%, 09/15/28	15,000	13,271
4.000%, 09/15/30	70,000	59,903
5.375%, 11/15/29	40,000	37,456
Power Finance Corp. Ltd. 3.950%, 04/23/30 (144A)	200,000	184,668
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc.
2.875%, 10/15/26 (144A)	1,270,000	1,171,575
3.625%, 03/01/29 (144A)	365,000	330,357
3.625%, 03/01/29	720,000	651,662
3.875%, 03/01/31 (144A)	1,330,000	1,169,730
4.000%, 10/15/33 (144A)	370,000	314,325
Shriram Finance Ltd. 4.400%, 03/13/24	245,000	243,238
Unifin Financiera SAB de CV
7.250%, 09/27/23 (d)	245,000	6,125
9.875%, 01/28/29 (d)	250,000	8,437

		5,668,984

Electric—0.6%
AES Corp. 3.950%, 07/15/30 (144A)	20,000	18,466
CEZ AS
0.875%, 12/02/26 (EUR)	175,000	178,599
3.000%, 06/05/28 (EUR)	125,000	134,542
Colbun SA 3.150%, 03/06/30	295,000	262,914
EDP Finance BV 1.710%, 01/24/28 (144A)	205,000	182,142
Electricite de France SA 4.875%, 09/21/38 (144A)	200,000	184,795
Empresas Publicas de Medellin ESP 4.250%, 07/18/29 (144A)	200,000	170,116
Enel Chile SA 4.875%, 06/12/28	110,000	108,683
Engie Energia Chile SA 3.400%, 01/28/30	305,000	262,058
Engie SA 1.250%, 10/24/41 (EUR)	200,000	147,350
Israel Electric Corp. Ltd. 3.750%, 02/22/32 (144A)	200,000	169,080
Korea East-West Power Co. Ltd. 1.750%, 05/06/25 (144A)	200,000	191,163

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Naturgy Finance BV 1.500%, 01/29/28 (EUR)	200,000	$207,621
Orsted AS 2.125%, 05/17/27 (GBP)	215,000	252,721

		2,470,250

Electronics—0.0%
Sensata Technologies, Inc. 3.750%, 02/15/31 (144A)	15,000	13,211

Engineering & Construction—0.2%
Cellnex Telecom SA 1.750%, 10/23/30 (EUR)	400,000	386,590
Fraport AG Frankfurt Airport Services Worldwide 1.875%, 03/31/28 (EUR)	355,000	370,058
Sydney Airport Finance Co. Pty. Ltd. 3.375%, 04/30/25 (144A)	40,000	39,000
TopBuild Corp. 4.125%, 02/15/32 (144A)	40,000	35,583

		831,231

Entertainment—0.1%
Everi Holdings, Inc. 5.000%, 07/15/29 (144A)	10,000	9,077
Light & Wonder International, Inc.
7.000%, 05/15/28 (144A)	165,000	166,679
7.250%, 11/15/29 (144A)	60,000	61,435
7.500%, 09/01/31 (144A)	30,000	31,292
Warnermedia Holdings, Inc. 4.279%, 03/15/32 (b)	320,000	292,865

		561,348

Environmental Control—0.1%
Covanta Holding Corp. 4.875%, 12/01/29 (144A)	230,000	200,949

Food—0.2%
Fonterra Co-operative Group Ltd. 5.500%, 02/26/24 (AUD)	500,000	341,086
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 3.750%, 12/01/31	85,000	73,240
Pilgrim’s Pride Corp.
3.500%, 03/01/32	125,000	105,678
4.250%, 04/15/31	40,000	36,129
Post Holdings, Inc. 4.500%, 09/15/31 (144A)	105,000	94,095
Sigma Alimentos SA de CV 4.125%, 05/02/26	200,000	194,983

		845,211

Forest Products & Paper—0.2%
Celulosa Arauco y Constitucion SA 4.500%, 08/01/24	200,000	197,555

Forest Products & Paper—(Continued)
Suzano Austria GmbH
2.500%, 09/15/28	255,000	223,927
3.125%, 01/15/32	125,000	103,724
3.750%, 01/15/31	60,000	52,622

		577,828

Healthcare-Products—0.0%
DH Europe Finance II SARL 0.750%, 09/18/31 (EUR)	140,000	130,259
Hologic, Inc. 3.250%, 02/15/29 (144A)	50,000	45,331

		175,590

Healthcare-Services—0.1%
Centene Corp.
2.500%, 03/01/31	275,000	229,119
2.625%, 08/01/31	5,000	4,149
3.000%, 10/15/30	185,000	160,218
Molina Healthcare, Inc.
3.875%, 05/15/32 (144A)	85,000	74,270
4.375%, 06/15/28 (144A)	60,000	56,747

		524,503

Holding Companies-Diversified—0.1%
CK Hutchison International 19 Ltd. 3.625%, 04/11/29 (144A) (b)	225,000	212,469

Home Builders—0.0%
Beazer Homes USA, Inc. 7.250%, 10/15/29	120,000	121,031

Household Products/Wares—0.0%
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/31	200,000	171,680

Insurance—0.2%
AIA Group Ltd.
3.200%, 03/11/25 (144A)	200,000	195,916
3.600%, 04/09/29	200,000	189,161
3.900%, 04/06/28 (144A)	260,000	251,476

		636,553

Internet—1.1%
Alibaba Group Holding Ltd. 3.400%, 12/06/27 (b)	240,000	227,530
Expedia Group, Inc. 2.950%, 03/15/31	400,000	352,039
Netflix, Inc.
4.875%, 06/15/30 (144A)	265,000	268,326
5.375%, 11/15/29 (144A)	30,000	30,993
Tencent Holdings Ltd. 3.280%, 04/11/24 (144A)	200,000	198,793
Uber Technologies, Inc.
4.500%, 08/15/29 (144A) (b)	1,285,000	1,225,847

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Internet—(Continued)
Uber Technologies, Inc.
6.250%, 01/15/28 (144A)	780,000	$781,956
7.500%, 09/15/27 (144A)	730,000	756,010
8.000%, 11/01/26 (144A)	15,000	15,278
Weibo Corp. 3.500%, 07/05/24	200,000	197,752

		4,054,524

Investment Companies—0.7%
ARES Capital Corp. 3.200%, 11/15/31	235,000	196,534
Blue Owl Capital Corp.
2.875%, 06/11/28	225,000	197,504
4.250%, 01/15/26	570,000	550,739
Blue Owl Technology Finance Corp.
2.500%, 01/15/27	160,000	139,655
4.750%, 12/15/25 (144A)	295,000	278,966
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.375%, 02/01/29	1,185,000	989,546
4.750%, 09/15/24	20,000	19,878
5.250%, 05/15/27	475,000	426,656
6.375%, 12/15/25	45,000	44,178

		2,843,656

Iron/Steel—0.0%
ArcelorMittal SA 6.750%, 03/01/41	95,000	100,446

Leisure Time—0.5%
Carnival Corp.
5.750%, 03/01/27 (144A)	95,000	92,666
7.000%, 08/15/29 (144A)	20,000	20,882
NCL Corp. Ltd.
5.875%, 03/15/26 (144A)	425,000	415,292
5.875%, 02/15/27 (144A)	220,000	218,101
8.125%, 01/15/29 (144A)	95,000	99,235
NCL Finance Ltd. 6.125%, 03/15/28 (144A)	240,000	229,736
Royal Caribbean Cruises Ltd.
4.250%, 07/01/26 (144A)	365,000	352,544
5.500%, 04/01/28 (144A)	450,000	444,267

		1,872,723

Lodging—0.2%
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc.
4.875%, 07/01/31 (144A)	70,000	61,964
5.000%, 06/01/29 (144A)	50,000	46,127
Marriott Ownership Resorts, Inc. 4.500%, 06/15/29 (144A)	135,000	118,963
Travel & Leisure Co.
4.500%, 12/01/29 (144A)	530,000	474,660
4.625%, 03/01/30 (144A)	55,000	49,187

		750,901

Machinery-Diversified—0.1%
Ingersoll Rand, Inc. 5.700%, 08/14/33	140,000	148,120
John Deere Capital Corp. 0.450%, 06/07/24	125,000	122,328

		270,448

Media—2.1%
CCO Holdings LLC/CCO Holdings Capital Corp.
4.250%, 02/01/31 (144A)	1,325,000	1,157,958
4.250%, 01/15/34 (144A)	545,000	442,882
4.500%, 08/15/30 (144A)	275,000	247,908
4.750%, 02/01/32 (144A) (b)	135,000	119,065
5.125%, 05/01/27 (144A)	60,000	57,970
5.500%, 05/01/26 (144A)	25,000	24,833
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.
2.300%, 02/01/32	15,000	11,937
2.800%, 04/01/31	30,000	25,304
3.950%, 06/30/62	115,000	72,348
4.400%, 04/01/33	115,000	106,132
4.400%, 12/01/61	635,000	438,799
CSC Holdings LLC
3.375%, 02/15/31 (144A)	1,805,000	1,316,880
4.125%, 12/01/30 (144A)	400,000	304,300
4.500%, 11/15/31 (144A)	405,000	306,211
4.625%, 12/01/30 (144A)	2,495,000	1,502,290
5.375%, 02/01/28 (144A)	200,000	176,667
6.500%, 02/01/29 (144A)	200,000	176,520
Directv Financing LLC/Directv Financing Co.-Obligor, Inc. 5.875%, 08/15/27 (144A) (b)	40,000	37,583
DISH DBS Corp.
5.125%, 06/01/29	570,000	293,772
5.250%, 12/01/26 (144A)	560,000	479,780
5.750%, 12/01/28 (144A)	105,000	83,748
Grupo Televisa SAB 7.250%, 05/14/43 (MXN)	6,000,000	228,290
iHeartCommunications, Inc.
4.750%, 01/15/28 (144A)	90,000	69,237
5.250%, 08/15/27 (144A)	305,000	242,345
Time Warner Cable LLC
4.500%, 09/15/42	45,000	35,313
5.500%, 09/01/41	30,000	25,953
Videotron Ltd. 5.125%, 04/15/27 (144A)	230,000	226,550

		8,210,575

Mining—1.1%
Anglo American Capital PLC
2.625%, 09/10/30 (144A)	200,000	170,136
5.625%, 04/01/30 (144A)	200,000	202,997
AngloGold Ashanti Holdings PLC 3.375%, 11/01/28	300,000	269,899
Antofagasta PLC 5.625%, 05/13/32	200,000	201,032

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—(Continued)
Corp. Nacional del Cobre de Chile 3.000%, 09/30/29 (144A)	285,000	$253,573
Freeport-McMoRan, Inc.
4.375%, 08/01/28	325,000	312,011
5.400%, 11/14/34	540,000	543,548
Glencore Funding LLC
5.700%, 05/08/33 (144A) (b)	285,000	295,693
6.500%, 10/06/33 (144A)	1,895,000	2,065,963

		4,314,852

Multi-National—0.4%
International Bank for Reconstruction & Development 1.200%, 07/22/26 (CAD)	1,315,000	928,464
Nordic Investment Bank 1.500%, 03/13/25 (NOK)	4,930,000	469,678

		1,398,142

Oil & Gas—0.8%
Civitas Resources, Inc. 8.625%, 11/01/30 (144A)	35,000	37,125
Continental Resources, Inc.
2.875%, 04/01/32 (144A)	418,000	339,096
5.750%, 01/15/31 (144A)	517,000	514,652
Ecopetrol SA 5.875%, 05/28/45	325,000	256,703
Empresa Nacional del Petroleo 3.450%, 09/16/31 (144A)	205,000	172,295
EQT Corp.
3.625%, 05/15/31 (144A)	155,000	138,426
5.000%, 01/15/29	95,000	94,109
Equinor ASA 3.625%, 04/06/40	355,000	306,468
Leviathan Bond Ltd.
6.500%, 06/30/27 (144A)	40,000	37,535
6.750%, 06/30/30 (144A)	45,000	40,957
Matador Resources Co. 6.875%, 04/15/28 (144A)	20,000	20,286
Occidental Petroleum Corp. 7.875%, 09/15/31	140,000	159,258
Ovintiv, Inc.
6.250%, 07/15/33 (b)	55,000	56,857
6.500%, 08/15/34	105,000	111,622
6.500%, 02/01/38	5,000	5,157
6.625%, 08/15/37	25,000	25,883
7.200%, 11/01/31	5,000	5,426
7.375%, 11/01/31	10,000	11,016
8.125%, 09/15/30	10,000	11,250
QatarEnergy 2.250%, 07/12/31 (144A)	305,000	259,339
Raizen Fuels Finance SA 5.300%, 01/20/27 (144A)	200,000	199,448
Southwestern Energy Co. 4.750%, 02/01/32	30,000	27,756
Viper Energy, Inc. 7.375%, 11/01/31 (144A)	40,000	41,400

		2,872,064

Packaging & Containers—0.0%
Silgan Holdings, Inc. 3.250%, 03/15/25 (EUR)	100,000	109,292

Pharmaceuticals—1.2%
Bausch Health Cos., Inc. 4.875%, 06/01/28 (144A)	1,250,000	752,804
Teva Pharmaceutical Finance Co. LLC 6.150%, 02/01/36	250,000	239,248
Teva Pharmaceutical Finance Netherlands III BV
3.150%, 10/01/26	495,000	458,320
4.100%, 10/01/46	2,080,000	1,407,844
4.750%, 05/09/27 (b)	750,000	718,125
7.875%, 09/15/29	605,000	652,045
8.125%, 09/15/31	430,000	468,950

		4,697,336

Pipelines—0.3%
EnLink Midstream LLC 6.500%, 09/01/30 (144A)	10,000	10,210
EnLink Midstream Partners LP 5.450%, 06/01/47	60,000	52,350
Hess Midstream Operations LP
4.250%, 02/15/30 (144A)	85,000	78,200
5.625%, 02/15/26 (144A)	40,000	39,707
Plains All American Pipeline LP/PAA Finance Corp.
3.550%, 12/15/29	65,000	59,844
3.800%, 09/15/30	90,000	82,817
Targa Resources Corp. 6.125%, 03/15/33	115,000	121,076
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.000%, 01/15/32	35,000	31,960
4.875%, 02/01/31	15,000	14,571
5.500%, 03/01/30	20,000	19,996
Venture Global Calcasieu Pass LLC
3.875%, 11/01/33 (144A)	115,000	97,457
4.125%, 08/15/31 (144A)	160,000	140,961
6.250%, 01/15/30 (144A)	20,000	19,892
Western Midstream Operating LP
4.050%, 02/01/30	60,000	56,108
5.250%, 02/01/50	50,000	44,828
5.300%, 03/01/48	80,000	69,618
5.450%, 04/01/44	15,000	13,580
5.500%, 08/15/48	10,000	8,918
6.150%, 04/01/33	85,000	88,304

		1,050,397

Real Estate—0.2%
Blackstone Property Partners Europe Holdings SARL 1.625%, 04/20/30 (EUR)	215,000	189,697
GAIF Bond Issuer Pty. Ltd. 3.400%, 09/30/26 (144A)	215,000	203,358
Heimstaden Bostad Treasury BV 1.375%, 07/24/28 (EUR)	210,000	166,091
Logicor Financing SARL 1.625%, 01/17/30 (EUR)	215,000	202,321

		761,467

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—0.3%
EPR Properties 3.600%, 11/15/31	30,000	$24,881
GLP Capital LP/GLP Financing II, Inc. 3.250%, 01/15/32	45,000	37,991
Iron Mountain, Inc. 4.875%, 09/15/29 (144A)	155,000	146,798
Prologis Euro Finance LLC 0.250%, 09/10/27 (EUR)	320,000	317,547
Prologis LP 2.250%, 06/30/29 (GBP)	135,000	153,751
Realty Income Corp.
1.625%, 12/15/30 (GBP)	125,000	129,031
5.125%, 07/06/34 (EUR)	100,000	121,833
SBA Communications Corp. 3.125%, 02/01/29 (b)	175,000	157,237
VICI Properties LP/VICI Note Co., Inc. 4.250%, 12/01/26 (144A)	90,000	86,612

		1,175,681

Retail—0.1%
1011778 BC ULC/New Red Finance, Inc. 4.000%, 10/15/30 (144A)	165,000	147,988
Asbury Automotive Group, Inc.
4.625%, 11/15/29 (144A)	40,000	37,024
Lithia Motors, Inc.
3.875%, 06/01/29 (144A)	170,000	153,519
4.375%, 01/15/31 (144A)	15,000	13,636
Yum! Brands, Inc. 4.625%, 01/31/32	200,000	187,020

		539,187

Semiconductors—0.9%
Broadcom, Inc.
2.450%, 02/15/31 (144A)	415,000	354,851
2.600%, 02/15/33 (144A)	380,000	313,063
3.187%, 11/15/36 (144A)	85,000	68,880
3.419%, 04/15/33 (144A)	680,000	597,249
3.469%, 04/15/34 (144A)	625,000	543,753
4.150%, 04/15/32 (144A)	330,000	311,082
Micron Technology, Inc. 5.875%, 02/09/33	835,000	867,888
SK Hynix, Inc. 2.375%, 01/19/31 (144A)	300,000	243,186

		3,299,952

Software—0.1%
MSCI, Inc. 3.250%, 08/15/33 (144A)	50,000	41,790
VMware LLC 2.200%, 08/15/31	260,000	215,439

		257,229

Telecommunications—0.7%
America Movil SAB de CV
2.125%, 03/10/28 (EUR)	235,000	248,045
2.875%, 05/07/30	200,000	178,134
Bharti Airtel Ltd. 3.250%, 06/03/31	305,000	268,716
CommScope Technologies LLC 5.000%, 03/15/27 (144A)	340,000	141,525
CommScope, Inc. 4.750%, 09/01/29 (144A) (b)	1,130,000	758,688
KT Corp. 2.500%, 07/18/26 (144A)	210,000	197,825
Ooredoo International Finance Ltd. 2.625%, 04/08/31 (144A)	250,000	217,526
T-Mobile USA, Inc. 3.875%, 04/15/30	355,000	336,647
Turkcell Iletisim Hizmetleri AS 5.800%, 04/11/28	215,000	203,175

		2,550,281

Transportation—0.1%
Canadian Pacific Railway Co. 1.750%, 12/02/26	265,000	244,418
Rand Parent LLC 8.500%, 02/15/30 (144A) (b)	220,000	210,392

		454,810

Total Corporate Bonds & Notes (Cost $75,230,070)		69,726,742

Foreign Government—7.0%

Banks—0.1%
Corp. Financiera de Desarrollo SA 2.400%, 09/28/27 (144A)	365,000	323,938

Oil & Gas—0.1%
Korea National Oil Corp. 2.125%, 04/18/27 (144A)	240,000	220,992

Regional Government—0.3%
New South Wales Treasury Corp. 2.000%, 03/08/33 (AUD)	1,480,000	818,534
Province of Quebec
2.300%, 09/01/29 (CAD)	310,000	219,511
4.500%, 09/08/33	310,000	313,710

		1,351,755

Sovereign—6.5%
Australia Government Bond 0.500%, 09/21/26 (AUD)	2,225,000	1,395,056
Brazil Government International Bond 6.000%, 10/20/33	325,000	325,063
Brazil Notas do Tesouro Nacional 10.000%, 01/01/31 (BRL)	5,875,000	1,194,137

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2023

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Canada Government Bond 0.500%, 09/01/25 (CAD)	915,000	$652,892
Chile Government International Bond 2.550%, 01/27/32	350,000	300,728
Colombia Government International Bonds
3.875%, 04/25/27	200,000	190,533
7.500%, 02/02/34	200,000	211,005
Colombia TES
6.250%, 11/26/25 (COP)	1,305,500,000	319,491
7.500%, 08/26/26 (COP)	4,868,600,000	1,200,774
Dominican Republic International Bonds
4.500%, 01/30/30 (144A)	235,000	216,200
4.875%, 09/23/32 (144A)	150,000	136,372
6.000%, 07/19/28 (144A)	200,000	199,810
8.625%, 04/20/27 (144A)	200,000	209,060
Ecuador Government International Bond 6.000%, 07/31/30 (e)	435,000	201,104
Export-Import Bank of India 2.250%, 01/13/31 (144A)	310,000	258,995
Indonesia Government International Bonds
2.850%, 02/14/30	200,000	181,134
4.125%, 01/15/25 (144A)	200,000	197,962
Indonesia Treasury Bonds
7.000%, 09/15/30 (IDR)	5,500,000,000	364,607
7.500%, 05/15/38 (IDR)	6,358,000,000	441,620
Ireland Government Bonds
Zero Coupon, 10/18/31 (EUR)	405,000	374,053
3.400%, 03/18/24 (EUR)	65,000	71,608
Italy Buoni Poliennali Del Tesoro
1.350%, 04/01/30 (EUR)	895,000	885,659
2.000%, 02/01/28 (EUR)	325,000	346,836
Japan Government CPI Linked Bond
0.100%, 03/10/28 (JPY) (f)	89,985,445	671,062
Japan Government Ten Year Bond 0.400%, 06/20/33 (JPY)	92,300,000	642,382
Korea Treasury Bonds
1.125%, 09/10/25 (KRW)	500,000,000	374,595
3.500%, 09/10/28 (KRW)	495,000,000	389,648
Mexico Bonos
5.750%, 03/05/26 (MXN)	24,011,500	1,306,004
7.500%, 06/03/27 (MXN)	8,252,400	460,095
8.500%, 05/31/29 (MXN)	17,929,200	1,032,800
Mexico Government International Bonds
3.500%, 02/12/34	200,000	169,204
4.000%, 03/15/15 (EUR)	100,000	84,703
New Zealand Government Bonds
0.500%, 05/15/24 (NZD)	1,150,000	714,041
1.500%, 05/15/31 (NZD)	690,000	360,449
3.000%, 04/20/29 (NZD)	455,000	271,976
Norway Government Bonds
1.750%, 02/17/27 (144A) (NOK)	4,250,000	398,567
2.000%, 04/26/28 (144A) (NOK)	7,595,000	710,319
3.000%, 03/14/24 (144A) (NOK)	1,477,000	144,867
Paraguay Government International Bond 4.950%, 04/28/31 (144A)	200,000	195,000

Sovereign—(Continued)
Peruvian Government International Bonds
2.392%, 01/23/26	125,000	118,901
3.000%, 01/15/34	245,000	206,763
Republic of Italy Government International Bond 2.375%, 10/17/24	280,000	273,335
Republic of Poland Government Bonds
1.250%, 10/25/30 (PLN)	3,000,000	602,984
3.250%, 07/25/25 (PLN)	1,445,000	357,396
Republic of South Africa Government Bonds
7.000%, 02/28/31 (ZAR)	11,655,000	532,973
8.875%, 02/28/35 (ZAR)	5,960,000	274,826
Republic of South Africa Government International Bond 5.750%, 09/30/49	965,000	769,298
Romania Government International Bond 2.000%, 04/14/33 (144A) (EUR)	120,000	98,863
Singapore Government Bond 2.125%, 06/01/26 (SGD)	1,120,000	829,806
Spain Government Bonds
1.600%, 04/30/25 (144A) (EUR)	180,000	195,072
1.950%, 07/30/30 (144A) (EUR)	310,000	327,254
Sweden Government Bond 0.125%, 05/12/31 (SEK)	4,200,000	363,347
Turkey Government International Bond 5.250%, 03/13/30	590,000	540,711
United Kingdom Gilt
2.750%, 09/07/24 (GBP)	215,000	270,469
3.250%, 01/31/33 (GBP)	410,000	511,154
4.125%, 01/29/27 (GBP)	585,000	757,005
Uruguay Government International Bonds
4.375%, 01/23/31 (b)	170,000	168,604
8.250%, 05/21/31 (UYU)	9,950,000	234,918

		25,234,090

Total Foreign Government (Cost $29,494,598)		27,130,775

Convertible Bonds—2.2%

Airlines—0.3%
Southwest Airlines Co. 1.250%, 05/01/25	1,040,000	1,050,920

Biotechnology—0.5%
BioMarin Pharmaceutical, Inc.
0.599%, 08/01/24	1,590,000	1,567,104
1.250%, 05/15/27 (b)	50,000	51,345
Livongo Health, Inc. 0.875%, 06/01/25	520,000	485,888

		2,104,337

Entertainment—0.0%
Penn Entertainment, Inc. 2.750%, 05/15/26	20,000	25,900

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2023

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—0.4%
Teladoc Health, Inc. 1.250%, 06/01/27	1,985,000	$1,631,471

Internet—0.3%
Etsy, Inc.
0.125%, 09/01/27	35,000	29,771
0.250%, 06/15/28	90,000	72,054
Spotify USA, Inc. Zero Coupon, 03/15/26	70,000	61,600
Uber Technologies, Inc. Zero Coupon, 12/15/25	830,000	843,993
Zillow Group, Inc. 1.375%, 09/01/26	10,000	13,630

		1,021,048

Leisure Time—0.1%
NCL Corp. Ltd. 1.125%, 02/15/27	330,000	301,323

Media—0.6%
DISH Network Corp.
Zero Coupon, 12/15/25	975,000	604,500
3.375%, 08/15/26	2,945,000	1,560,850

		2,165,350

Oil & Gas—0.0%
Northern Oil & Gas, Inc. 3.625%, 04/15/29	45,000	53,055

Software—0.0%
Splunk, Inc.
1.125%, 06/15/27	135,000	130,748
Unity Software, Inc. Zero Coupon, 11/15/26	45,000	37,395

		168,143

Total Convertible Bonds (Cost $11,170,617)		8,521,547

U.S. Treasury & Government Agencies—2.2%

U.S. Treasury—2.2%
U.S. Treasury Bonds
2.250%, 02/15/52	1,085,000	752,125
3.625%, 05/15/53	695,000	642,549
4.125%, 08/15/53	660,000	667,116
U.S. Treasury Inflation-Indexed Notes 0.375%, 07/15/27 (f)	1,282,925	1,218,968
U.S. Treasury Notes
0.875%, 01/31/24	260,000	259,079
1.500%, 02/29/24	530,000	526,784
1.875%, 02/15/32	360,000	309,502
2.250%, 03/31/24 (g)	1,735,000	1,722,055
3.375%, 05/15/33	1,455,000	1,396,345

U.S. Treasury—(Continued)
U.S. Treasury Notes
3.750%, 06/30/30	650,000	644,160
4.125%, 06/15/26	155,000	154,964

Total U.S. Treasury & Government Agencies (Cost $8,331,294)		8,293,647

Floating Rate Loans (h)—0.3%

Aerospace/Defense—0.0%
TransDigm, Inc. 2023 Term Loan J, 02/14/31 (i)	15,000	15,088

Building Materials—0.0%
Summit Materials LLC 2023 Incremental Term Loan B, 11/30/28 (i)	110,000	110,412

Commercial Services—0.0%
GTCR W Merger Sub LLC USD Term Loan B, 09/20/30 (i)	45,000	45,186

Healthcare-Services—0.1%
Star Parent, Inc. Term Loan B, 9.348%, 3M TSFR + 4.000%, 09/27/30	142,633	141,697

Insurance—0.0%
HUB International Ltd. 2023 Term Loan B, 9.662%, 3M TSFR + 4.250%, 06/20/30	34,913	35,116

Internet—0.0%
Uber Technologies, Inc. 2023 Term Loan B, 8.135%, 3M TSFR + 2.750%, 03/03/30	55,425	55,636

Leisure Time—0.2%
Carnival Corp.
2021 Incremental Term Loan B, 8.720%, 1M TSFR + 3.250%, 10/18/28	325,196	326,416
2023 Term Loan B, 8.357%, 1M TSFR + 3.000%, 08/08/27	180,068	180,743

		507,159

Retail—0.0%
1011778 BC Unlimited Liability Co. 2023 Term Loan B5, 7.606%, 1M TSFR + 2.250%, 09/20/30	75,000	75,127

Total Floating Rate Loans (Cost $976,418)		985,421

Municipals—0.1%
Tobacco Settlement Financing Corp. 6.706%, 06/01/46 (Cost $609,837)	610,000	524,046

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2023

Convertible Preferred Stock—0.0%

Security Description	Shares/ Principal Amount*	Value

Pipelines—0.0%
El Paso Energy Capital Trust I 4.750%, 03/31/28 (Cost $130,393)	2,834	$133,481

Mortgage-Backed Securities—0.0%

Commercial Mortgage-Backed Securities—0.0%
Institutional Mortgage Securities Canada, Inc. 2.616%, 07/12/47 (144A) (CAD)	38,653	29,114

Total Mortgage-Backed Securities (Cost $36,071)		29,114

Short-Term Investment—0.9%

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $3,493,191; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $3,562,157.	3,492,221	3,492,221

Total Short-Term Investments (Cost $3,492,221)		3,492,221

Securities Lending Reinvestments (j)—0.9%

Repurchase Agreements—0.2%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $130,079; collateralized by various Common Stock with an aggregate market value of $144,794.	130,000	130,000
Barclays Bank PLC
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $2,923; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $2,981.	2,921	2,921
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $274,051; collateralized by various Common Stock with an aggregate market value of $305,331.	273,886	273,886
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $14,244; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $14,521.	14,236	14,236

Repurchase Agreements—(Continued)
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $175,108; collateralized by various Common Stock with an aggregate market value of $195,302.	175,000	175,000
Societe Generale
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $5,337; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $5,453.	5,334	5,334
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $2,319; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $2,364.	2,318	2,318
Repurchase Agreement dated 12/29/23 at 5.510%, due on 01/02/24 with a maturity value of $21,486; collateralized by various Common Stock with an aggregate market value of $23,902.	21,473	21,473

		625,168

Mutual Funds—0.7%
Allspring Government Money Market Fund, Select Class 5.280% (k)	400,000	400,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (k)	300,000	300,000
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (k)	400,000	400,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (k)	400,000	400,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (k)	300,000	300,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (k)	100,000	100,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.320% (k)	400,000	400,000
STIT-Government & Agency Portfolio, Institutional Class 5.270% (k)	100,000	100,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.270% (k)	150,000	150,000

		2,550,000

Total Securities Lending Reinvestments (Cost $3,175,168)		3,175,168

Total Investments—100.3% (Cost $325,452,278)		385,992,115
Other assets and liabilities (net)—(0.3)%		(1,385,418)

Net Assets—100.0%		$384,606,697

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2023

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $10,390,064 and the collateral received consisted of cash in the amount of $3,175,168 and non-cash collateral with a value of $7,542,847. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(e)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(f)	Principal amount of security is adjusted for inflation.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2023, the market value of securities pledged was $506,195.
(h)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the Secured Overnight Financing Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate
(i)	This loan will settle after December 31, 2023, at which time the interest rate will be determined.
(j)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(k)	The rate shown represents the annualized seven-day yield as of December 31, 2023.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, the market value of 144A securities was $41,097,067, which is 10.7% of net assets.

Country Diversification as of December 31, 2023 (Unaudited)	% of Net Assets
United States	69.4
France	3.8
Sweden	3.0
United Kingdom	2.8
Japan	2.7
Netherlands	2.1
Taiwan	1.6
Mexico	1.3
Israel	1.1
Australia	1.0

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	10,458,000	MSC	03/20/24	USD	11,461,549	$119,057
GBP	506,000	UBSA	03/20/24	USD	636,778	8,439
JPY	1,030,640,000	MSC	03/19/24	USD	7,198,212	196,320

Contracts to Deliver
AUD	2,345,000	HSBCU	03/20/24	USD	1,544,065	(57,631)
CAD	485,000	CBNA	03/20/24	USD	357,598	(8,811)
COP	5,516,862,000	UBSA	03/20/24	USD	1,357,997	(43,904)
IDR	12,100,000,000	UBSA	03/20/24	USD	771,733	(13,449)
KRW	935,594,000	BOA	03/20/24	USD	716,052	(13,653)
MXN	29,008,000	BOA	03/20/24	USD	1,647,667	(39,419)
NZD	660,000	MSC	03/20/24	USD	409,521	(7,781)

Cross Currency Contracts to Buy
EUR	322,766	MSC	03/20/24	NOK	3,786,000	(15,862)

Net Unrealized Appreciation						$123,306

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2023

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	03/19/24	84	USD	10,494,750	$636,372
U.S. Treasury Note 10 Year Futures	03/19/24	70	USD	7,902,344	229,687
U.S. Treasury Note 2 Year Futures	03/28/24	28	USD	5,765,594	50,635
U.S. Treasury Note 5 Year Futures	03/28/24	85	USD	9,245,742	126,377

Futures Contracts—Short
U.S. Treasury Note Ultra 10 Year Futures	03/19/24	(108)	USD	(12,745,688)	(331,519)
U.S. Treasury Ultra Long Bond Futures	03/19/24	(2)	USD	(267,188)	(10,995)

Net Unrealized Appreciation					$700,557

Glossary of Abbreviations

Counterparties

(BOA)—	Bank of America NA
(CBNA)—	Citibank NA
(HSBCU)—	HSBC Bank USA
(MSC)—	Morgan Stanley & Co.
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(UYU)—	Uruguayan Peso
(ZAR)—	South African Rand

Index Abbreviations

(CPI)—	Consumer Price Index
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(SOFR)—	Secured Overnight Financing Rate
(TSFR)—	Term Secured Financing Rate

Other Abbreviations

(DAC)—	Designated Activity Company
(ICE)—	Intercontinental Exchange, Inc.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy—(Continued)

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Banks	$6,670,812	$—	$—	$6,670,812
Broadline Retail	13,158,764	—	—	13,158,764
Building Products	2,842,167	—	—	2,842,167
Capital Markets	25,961,614	4,796,997	—	30,758,611
Chemicals	10,902,708	—	—	10,902,708
Commercial Services & Supplies	842,095	—	—	842,095
Construction & Engineering	—	2,380,619	—	2,380,619
Consumer Staples Distribution & Retail	7,926,241	—	—	7,926,241
Electrical Equipment	—	3,927,535	—	3,927,535
Electronic Equipment, Instruments & Components	—	3,556,120	—	3,556,120
Financial Services	10,788,144	—	—	10,788,144
Health Care Providers & Services	9,612,816	—	—	9,612,816
Hotels, Restaurants & Leisure	8,965,636	—	—	8,965,636
Interactive Media & Services	11,529,873	—	—	11,529,873
IT Services	8,581,153	7,272,883	—	15,854,036
Life Sciences Tools & Services	21,360,538	—	—	21,360,538
Machinery	11,990,847	10,832,352	—	22,823,199
Oil, Gas & Consumable Fuels	3,885,219	—	—	3,885,219
Semiconductors & Semiconductor Equipment	10,502,339	14,209,985	—	24,712,324
Software	21,667,238	—	—	21,667,238
Specialty Retail	16,703,134	—	—	16,703,134
Textiles, Apparel & Luxury Goods	5,902,843	7,209,281	—	13,112,124
Total Common Stocks	209,794,181	54,185,772	—	263,979,953
Total Corporate Bonds & Notes*	—	69,726,742	—	69,726,742
Total Foreign Government*	—	27,130,775	—	27,130,775
Total Convertible Bonds*	—	8,521,547	—	8,521,547
Total U.S. Treasury & Government Agencies*	—	8,293,647	—	8,293,647
Total Floating Rate Loans*	—	985,421	—	985,421
Total Municipals*	—	524,046	—	524,046
Total Convertible Preferred Stock*	133,481	—	—	133,481
Total Mortgage-Backed Securities*	—	29,114	—	29,114
Total Short-Term Investment*	—	3,492,221	—	3,492,221
Securities Lending Reinvestments
Repurchase Agreements	—	625,168	—	625,168
Mutual Funds	2,550,000	—	—	2,550,000
Total Securities Lending Reinvestments	2,550,000	625,168	—	3,175,168
Total Investments	$212,477,662	$173,514,453	$—	$385,992,115

Collateral for Securities Loaned (Liability)	$—	$(3,175,168)	$—	$(3,175,168)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$323,816	$—	$323,816
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(200,510)	—	(200,510)
Total Forward Contracts	$—	$123,306	$—	$123,306
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,043,071	$—	$—	$1,043,071
Futures Contracts (Unrealized Depreciation)	(342,514)	—	—	(342,514)
Total Futures Contracts	$700,557	$—	$—	$700,557

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$385,992,115
Cash	2,879
Cash denominated in foreign currencies (c)	1,132,582
Unrealized appreciation on forward foreign currency exchange contracts	323,816
Receivable for:
Investments sold	1,545
Fund shares sold	55,531
Dividends and interest	1,634,760
Variation margin on futures contracts	6,312
Prepaid expenses	1,392

Total Assets	389,150,932
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	200,510
Collateral for securities loaned	3,175,168
Payables for:
Investments purchased	169,500
Fund shares redeemed	373,471
Foreign taxes	9,491
Accrued Expenses:
Management fees	221,486
Distribution and service fees	55,735
Deferred trustees’ fees	212,780
Other expenses	126,094

Total Liabilities	4,544,235

Net Assets	$384,606,697

Net Assets Consist of:
Paid in surplus	$303,904,635
Distributable earnings (Accumulated losses) (d)	80,702,062

Net Assets	$384,606,697

Net Assets
Class A	$118,536,062
Class B	266,070,635
Capital Shares Outstanding*
Class A	7,768,377
Class B	17,806,556
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.26
Class B	14.94

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $325,452,278.
(b)	Includes securities loaned at value of $10,390,064.
(c)	Identified cost of cash denominated in foreign currencies was $1,125,729.
(d)	Includes foreing capital gains tax of $9,491.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$3,163,427
Interest (b)	5,304,684
Securities lending income	33,284

Total investment income	8,501,395
Expenses
Management fees	2,590,654
Administration fees	37,870
Custodian and accounting fees	123,154
Distribution and service fees—Class B	640,721
Audit and tax services	74,986
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	29,539
Insurance	3,375
Miscellaneous	29,485

Total expenses	3,622,587
Less management fee waiver	(50,000)
Less broker commission recapture	(4,024)

Net expenses	3,568,563

Net Investment Income	4,932,832

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (c)	18,822,412
Futures contracts	(1,041,652)
Foreign currency transactions	14,521
Forward foreign currency transactions	(1,388,314)

Net realized gain (loss)	16,406,967

Net change in unrealized appreciation (depreciation) on:
Investments (d)	52,700,102
Futures contracts	736,262
Foreign currency transactions	18,011
Forward foreign currency transactions	(176,097)

Net change in unrealized appreciation (depreciation)	53,278,278

Net realized and unrealized gain (loss)	69,685,245

Net Increase (Decrease) in Net Assets From Operations	$74,618,077

(a)	Net of foreign withholding taxes of $131,956.
(b)	Net of foreign withholding taxes of $13,326.
(c)	Net of foreign capital gains tax of $(9,262).
(d)	Includes change in foreign capital gains tax of $(2,148).

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$4,932,832	$4,096,775
Net realized gain (loss)	16,406,967	9,484,749
Net change in unrealized appreciation (depreciation)	53,278,278	(130,253,868)

Increase (decrease) in net assets from operations	74,618,077	(116,672,344)

From Distributions to Shareholders
Class A	(4,441,974)	(17,348,063)
Class B	(10,232,955)	(38,863,155)

Total distributions	(14,674,929)	(56,211,218)

Increase (decrease) in net assets from capital share transactions	(34,061,561)	22,178,954

Total increase (decrease) in net assets	25,881,587	(150,704,608)

Net Assets
Beginning of period	358,725,110	509,429,718

End of period	$384,606,697	$358,725,110

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	93,634	$1,299,695	230,208	$3,613,871
Reinvestments	318,649	4,441,974	1,361,700	17,348,063
Redemptions	(1,161,240)	(16,217,639)	(1,231,329)	(18,279,463)

Net increase (decrease)	(748,957)	$(10,475,970)	360,579	$2,682,471

Class B
Sales	588,578	$8,074,128	893,483	$13,663,310
Reinvestments	748,570	10,232,955	3,099,135	38,863,155
Redemptions	(3,053,282)	(41,892,674)	(2,288,517)	(33,029,982)

Net increase (decrease)	(1,716,134)	$(23,585,591)	1,704,101	$19,496,483

Increase (decrease) derived from capital shares transactions		$(34,061,561)		$22,178,954

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$12.95	$19.79	$19.30	$18.14	$15.81

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.18	0.12	0.18	0.25
Net realized and unrealized gain (loss)	2.65	(4.79)	2.54	2.32	3.96

Total income (loss) from investment operations	2.86	(4.61)	2.66	2.50	4.21

Less Distributions
Distributions from net investment income	0.00	0.00	(0.21)	(0.17)	(0.32)
Distributions from net realized capital gains	(0.55)	(2.23)	(1.96)	(1.17)	(1.56)

Total distributions	(0.55)	(2.23)	(2.17)	(1.34)	(1.88)

Net Asset Value, End of Period	$15.26	$12.95	$19.79	$19.30	$18.14

Total Return (%) (b)	22.51	(23.12)	14.57	15.11	27.86

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.79	0.78	0.79	0.78
Net ratio of expenses to average net assets (%) (c)	0.79	0.78	0.77	0.78	0.78
Ratio of net investment income (loss) to average net assets (%)	1.51	1.19	0.60	1.00	1.45
Portfolio turnover rate (%)	20	26	46	43	27
Net assets, end of period (in millions)	$118.5	$110.3	$161.4	$157.3	$153.3

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$12.72	$19.53	$19.08	$17.95	$15.65

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17	0.14	0.07	0.13	0.21
Net realized and unrealized gain (loss)	2.60	(4.72)	2.51	2.29	3.92

Total income (loss) from investment operations	2.77	(4.58)	2.58	2.42	4.13

Less Distributions
Distributions from net investment income	0.00	0.00	(0.17)	(0.12)	(0.27)
Distributions from net realized capital gains	(0.55)	(2.23)	(1.96)	(1.17)	(1.56)

Total distributions	(0.55)	(2.23)	(2.13)	(1.29)	(1.83)

Net Asset Value, End of Period	$14.94	$12.72	$19.53	$19.08	$17.95

Total Return (%) (b)	22.20	(23.30)	14.26	14.79	27.52

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	1.04	1.03	1.04	1.03
Net ratio of expenses to average net assets (%) (c)	1.04	1.03	1.02	1.03	1.03
Ratio of net investment income (loss) to average net assets (%)	1.26	0.95	0.36	0.75	1.20
Portfolio turnover rate (%)	20	26	46	43	27
Net assets, end of period (in millions)	$266.1	$248.4	$348.0	$328.3	$309.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Global Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market

BHFTI-21

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based

BHFTI-22

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income

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Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $3,492,221. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $625,168. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

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Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Convertible Bonds	$(47,363)	$—	$—	$—	$(47,363)
Corporate Bonds & Notes	(3,113,385)	—	—	—	(3,113,385)
Foreign Government	(14,420)	—	—	—	(14,420)
Total Borrowings	$(3,175,168)	$—	$—	$—	$(3,175,168)
Gross amount of recognized liabilities for securities lending transactions					$(3,175,168)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures

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Notes to Financial Statements—December 31, 2023—(Continued)

contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$1,043,071	Unrealized depreciation on futures contracts (a) (b)	$342,514
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	323,816	Unrealized depreciation on forward foreign currency exchange contracts	200,510

Total		$1,366,887		$543,024

(a)	Financial instrument not subject to a master netting agreement.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Morgan Stanley & Co.	$315,377	$(23,643)	$—	$291,734
UBS AG	8,439	(8,439)	—	—

	$323,816	$(32,082)	$—	$291,734

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Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America NA	$53,072	$—	$—	$53,072
Citibank NA	8,811	—	—	8,811
HSBC Bank USA	57,631	—	—	57,631
Morgan Stanley & Co.	23,643	(23,643)	—	—
UBS AG	57,353	(8,439)	—	48,914

	$200,510	$(32,082)	$—	$168,428

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(1,388,314)	$(1,388,314)
Futures contracts	(1,041,652)	—	(1,041,652)

	$(1,041,652)	$(1,388,314)	$(2,429,966)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(176,097)	$(176,097)
Futures contracts	736,262	—	736,262

	$736,262	$(176,097)	$560,165

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$26,268,610
Futures contracts long	19,539,761
Futures contracts short	(5,447,630)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of

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Brighthouse Funds Trust I

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Notes to Financial Statements—December 31, 2023—(Continued)

certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: LIBOR was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The full impact of the transition on the Portfolio, the financial instruments in which the Portfolio invests and financial markets more generally cannot yet be fully determined.

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Brighthouse Funds Trust I

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Notes to Financial Statements—December 31, 2023—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$5,160,792	$68,439,488	$9,035,223	$109,635,501

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$2,590,654	0.700%	First $500 million
	0.650%	$500 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	First $250 million
0.025%	$500 million to $1 billion
0.050%	Over $1.5 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of

BHFTI-29

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$326,779,370

Gross unrealized appreciation	74,162,299
Gross unrealized (depreciation)	(14,949,554)

Net unrealized appreciation (depreciation)	$59,212,745

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$—	$655,413	$14,674,929	$55,555,805	$14,674,929	$56,211,218

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$3,436,686	$18,318,139	$59,160,017	$—	$80,914,842

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

BHFTI-30

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-31

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Loomis Sayles Global Allocation Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Global Allocation Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-32

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-33

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-34

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-35

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-36

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Loomis Sayles Global Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board further considered that the Portfolio outperformed its blended index, the 60% MSCI World Index/40% FTSE World Government Bond Index, for the one- and five-year periods ended October 31, 2023 and underperformed the same blended index for the three-year period ended October 31, 2023. The Board further noted that the Portfolio outperformed its other blended benchmark for the one- and five-year periods ended October 31, 2023 and underperformed the same blended benchmark for the three-year period ended October 31, 2023. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTI-37

Brighthouse Funds Trust I

Loomis Sayles Global Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-38

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Managed By Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B and E shares of the Loomis Sayles Growth Portfolio returned 52.06%, 51.73%, and 51.84%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 42.68%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. equity market overcame several potential headwinds to post a robust total return in 2023. The interest rate outlook was a key driver of volatility throughout the year, as the U.S. Federal Reserve (the “Fed”) continued to raise rates to combat inflation. This issue became more prominent in the third quarter, when rising energy prices fueled concerns that persistent inflation could compel the Fed to keep rates “higher for longer.” The backdrop changed considerably in the fourth quarter after a series of cooler-than-expected inflation reports. In addition, the Fed Chairman surprised the markets in December by indicating that the central bank was likely finished raising rates and possibly on track to begin enacting rate cuts in 2024. Not least, it appeared that gross domestic product growth would remain in positive territory and potentially allow the Fed to achieve the ideal outcome of a “soft landing” for the economy. Stocks rose in response, bringing most major large-cap indexes to near all-time highs by year-end.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the Russell 1000 Growth Index (the “Index”), during the reporting period. Stock selection in the Information Technology (“IT”), Communication Services, Healthcare, Industrials, and Consumer Staples sectors, as well as allocations in the Communication Services and Consumer Staples sectors, contributed positively to relative performance. Stock selection in the Financials and Consumer Discretionary sectors, as well as the allocations in the IT, Financials, Healthcare, and Industrials sectors detracted from relative performance. Meta Platforms and Nvidia were the biggest contributors to relative returns. Illumina and Walt Disney were the biggest detractors.

Meta Platforms operates online social networking platforms that allow people to connect, share, and interact with friends and communities. With 3.9 billion monthly users, 200 million businesses, and 10 million advertisers worldwide using its family of apps – Facebook, Messenger, WhatsApp, and Instagram – we believe the scale and reach of Meta’s network is unrivaled. After Meta’s shares were under pressure throughout most of 2022, due to a perceived lack of discipline in the company’s capital expenditures that coincided with what we believed was temporary fundamental weakness arising from the company’s transition to a new advertising format and maneuvering around privacy changes imposed by Apple in 2021, shares rebounded substantially in 2023. The company posted four consecutive quarters of better-than-expected financial results, including accelerating revenue growth in the last three quarters as it made further progress in navigating Apple’s privacy changes and saw improved monetization of its newest Reels video format.

Nvidia is the world leader in artificial intelligence (“AI”) computing, which enables computers to mimic human-like intelligence for problem solving and decision-making capabilities. We believe the company’s competitive advantages include its intellectual property, brands, and a large and growing ecosystem of developers and applications utilizing its graphic processing unit (“GPU”) technology. Nvidia reported financial results during the year that were well above consensus expectations, as AI applications were driving strong demand for GPUs. The company also provided revenue guidance that was substantially higher than consensus expectations, resulting in a material increase in expectations for revenue, profits, and free cash flow for its full fiscal year. We believe Nvidia remains strongly positioned to benefit from secular growth in PC gaming and is still in the early stages of growth in its data center business.

Illumina is the industry leader in the fast-growing field of sequencing for genetic and genomic analysis, supporting research, clinical, and consumer genetics applications. A Portfolio holding since March 2020, Illumina’s shares have been under pressure due to lower-than-expected results in its core business, uncertainty regarding its acquisition of GRAIL, and an activist investor campaign that succeeded in ousting the chairman of the Illumina’s board in May and later prompted the resignation of its chief executive officer. Despite the near-term uncertainty, we believe Illumina is a dominant competitor whose shares embed expectations for key revenue and cash flow growth drivers that are well below our long-term assumptions. As a result, we believe the company is selling at a significant discount to our estimate of its intrinsic value and offers a compelling reward-to-risk opportunity. We added to our position on multiple occasions in 2023, most recently in late September.

Disney is one of the largest and most renowned vertically integrated media companies in the world, with iconic entertainment brands and decades of film and TV content that it leverages across its media networks, theme parks, motion picture studios, and direct-to-consumer (“DTC”) businesses. A Portfolio holding since the second quarter of 2020, Disney’s share price has been volatile due in part to activist investor campaigns, greater-than-expected losses in the company’s DTC business, continued weakness in linear networks, and subscriptions to the company’s core Disney+ platform that were mixed relative to consensus expectations. We believe the market continues to underappreciate the long-term opportunity for subscriber

BHFTI-1

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Managed By Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

growth, pricing increases, and margin expansion in the company’s DTC platform. We believe the shares trade at a substantial discount to our estimate of intrinsic value and offer a compelling reward-to-risk opportunity. We added to our position on multiple occasions during the year.

During the year, we initiated a position in Thermo Fisher Scientific. We added to existing positions in Amazon, Block, Illumina, PayPal, Tesla, and Walt Disney as near-term price weaknesses created more attractive reward-to-risk opportunities. We trimmed existing positions in Roche (Switzerland) and Novartis (Switzerland) as well as in Meta Platforms and Nvidia as they reached the Portfolio’s maximum allowable position size.

The nature of the team’s process leads to a lower turnover portfolio where sector positioning is the result of stock selection. Relative to the Index, as of December 31, 2023, the Portfolio was overweight in Communication Services, Financials, Healthcare, and Industrials, and underweight in the IT, Consumer Staples, and Consumer Discretionary sectors. The Portfolio held no positions in Energy, Real Estate, Materials or Utilities. The Portfolio held 37 positions with the weight of the top 10 holdings accounting for 54.9% of the total Portfolio.

Aziz Hamzaogullari

Portfolio Manager

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 year	10 Year
Loomis Sayles Growth Portfolio
Class A	52.06	16.39	10.80
Class B	51.73	16.12	10.53
Class E	51.84	16.22	10.63
Russell 1000 Growth Index	42.68	19.50	14.86

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
Meta Platforms, Inc. - Class A	7.7
NVIDIA Corp.	7.4
Boeing Co.	5.7
Visa, Inc. - Class A	5.5
Amazon.com, Inc.	5.5
Tesla, Inc.	5.2
Microsoft Corp.	5.1
Alphabet, Inc. - Class A	4.4
Netflix, Inc.	4.4
Oracle Corp.	4.0

Top Sectors

% of Net Assets
Information Technology	28.1
Communication Services	21.0
Consumer Discretionary	14.8
Health Care	13.3
Financials	10.4
Industrials	7.9
Consumer Staples	3.0

BHFTI-3

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.57%	$1,000.00	$1,099.20	$3.02
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

Class B (a)	Actual	0.82%	$1,000.00	$1,097.90	$4.34
	Hypothetical*	0.82%	$1,000.00	$1,021.07	$4.18

Class E (a)	Actual	0.72%	$1,000.00	$1,098.50	$3.81
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—98.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—5.7%
Boeing Co. (a)	651,957	$169,939,112

Air Freight & Logistics—1.6%
Expeditors International of Washington, Inc. (b)	376,268	47,861,290

Automobiles—5.2%
Tesla, Inc. (a)	624,701	155,225,704

Beverages—3.0%
Monster Beverage Corp. (a)	1,568,562	90,364,857

Biotechnology—4.9%
Regeneron Pharmaceuticals, Inc. (a)	74,237	65,201,615
Vertex Pharmaceuticals, Inc. (a)	199,610	81,219,313

		146,420,928

Broadline Retail—6.3%
Alibaba Group Holding Ltd. (ADR)	311,673	24,157,774
Amazon.com, Inc. (a)	1,077,049	163,646,825

		187,804,599

Capital Markets—2.8%
FactSet Research Systems, Inc. (b)	99,141	47,295,214
SEI Investments Co.	564,751	35,889,926

		83,185,140

Entertainment—7.1%
Netflix, Inc. (a)	267,197	130,092,875
Walt Disney Co.	913,209	82,453,641

		212,546,516

Financial Services—7.7%
Block, Inc. (a)	478,335	36,999,212
PayPal Holdings, Inc. (a) (b)	433,808	26,640,150
Visa, Inc. - Class A (b)	630,646	164,188,686

		227,828,048

Health Care Equipment & Supplies—1.3%
Intuitive Surgical, Inc. (a)	114,873	38,753,555

Hotels, Restaurants & Leisure—3.3%
Starbucks Corp.	531,158	50,996,480
Yum China Holdings, Inc. (b)	304,689	12,927,954
Yum! Brands, Inc.	260,399	34,023,733

		97,948,167

Interactive Media & Services—13.9%
Alphabet, Inc. - Class A (a)	938,320	131,073,921
Alphabet, Inc. - Class C (a)	380,828	53,670,090
Meta Platforms, Inc. - Class A (a)	649,226	229,800,035

		414,544,046

IT Services—2.1%
Shopify, Inc. - Class A (a)	792,924	61,768,779

Life Sciences Tools & Services—2.7%
Illumina, Inc. (a)	279,840	38,964,921
Thermo Fisher Scientific, Inc.	77,620	41,199,920

		80,164,841

Machinery—0.6%
Deere & Co.	46,395	18,551,969

Pharmaceuticals—4.4%
Novartis AG (ADR)	376,295	37,994,506
Novo Nordisk AS (ADR) (b)	565,661	58,517,630
Roche Holding AG (ADR) (b)	855,996	31,012,735
Sandoz Group AG (ADR) (a) (b)	75,258	2,409,009

		129,933,880

Semiconductors & Semiconductor Equipment—9.2%
NVIDIA Corp.	447,505	221,613,426
QUALCOMM, Inc.	364,238	52,679,742

		274,293,168

Software—16.8%
Autodesk, Inc. (a)	379,466	92,392,382
Microsoft Corp.	404,993	152,293,568
Oracle Corp.	1,140,875	120,282,451
Salesforce, Inc. (a)	380,972	100,248,972
Workday, Inc. - Class A (a)	132,215	36,499,273

		501,716,646

Total Common Stocks (Cost $2,006,323,455)		2,938,851,245

Short-Term Investment—1.5%

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $44,803,205; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $45,686,649.	44,790,763	44,790,763

Total Short-Term Investments (Cost $44,790,763)		44,790,763

Securities Lending Reinvestments (c)—3.0%

Certificates of Deposit—0.4%
Barclays Bank PLC 5.790%, SOFR + 0.400%, 02/14/24 (d)	3,000,000	3,000,846
Mitsubishi UFJ Trust & Banking Corp. Zero Coupon, 02/22/24	2,000,000	1,983,620
MUFG Bank Ltd. (London) Zero Coupon, 06/04/24	2,000,000	1,953,260

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
National Westminster Bank PLC Zero Coupon, 02/20/24	1,000,000	$992,110
Royal Bank of Canada 5.880%, FEDEFF PRV + 0.550%, 09/20/24 (d)	2,000,000	2,001,240
Sumitomo Mitsui Trust Bank Ltd. Zero Coupon, 02/27/24	2,500,000	2,477,625

		12,408,701

Repurchase Agreements—2.4%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $10,006,056; collateralized by various Common Stock with an aggregate market value of $11,137,958.	10,000,000	10,000,000
Barclays Bank PLC
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $300,178; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $306,168.	300,000	300,000
Repurchase Agreement dated 12/29/23 at 5.670%, due on 04/02/24 with a maturity value of $10,149,625; collateralized by various Common Stock with an aggregate market value of $11,143,970.	10,000,000	10,000,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/29/23 at 5.400%, due on 01/02/24 with a maturity value of $10,006,000; collateralized by U.S. Government Agency Obligations with rates ranging from 0.375% - 26.636%, maturity dates ranging from 10/15/24 - 11/20/73, and an aggregate market value of $10,200,000.	10,000,000	10,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $6,103,575; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $6,221,982.	6,099,983	6,099,982
National Bank of Canada Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/05/24 with a maturity value of $19,020,135; collateralized by various Common Stock with an aggregate market value of $21,203,795.	19,000,000	19,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $12,007,400; collateralized by various Common Stock with an aggregate market value of $13,392,169.	12,000,000	12,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/29/23 at 5.590%, due on 02/02/24 with a maturity value of $4,021,739; collateralized by various Common Stock with an aggregate market value of $4,445,135.	4,000,000	4,000,000

		71,399,982

Time Deposit—0.1%
National Bank of Canada 5.390%, OBFR + 0.070%, 01/05/24 (d)	4,000,000	4,000,000

Mutual Funds—0.1%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (e)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (e)	1,000,000	1,000,000

		3,000,000

Total Securities Lending Reinvestments (Cost $90,807,331)		90,808,683

Total Investments—103.1% (Cost $2,141,921,549)		3,074,450,691
Other assets and liabilities (net)—(3.1)%		(92,569,081)

Net Assets—100.0%		$2,981,881,610

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $174,622,641 and the collateral received consisted of cash in the amount of $90,749,785 and non-cash collateral with a value of $87,473,667. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,938,851,245	$—	$—	$2,938,851,245
Total Short-Term Investment*	—	44,790,763	—	44,790,763
Securities Lending Reinvestments
Certificates of Deposit	—	12,408,701	—	12,408,701
Repurchase Agreements	—	71,399,982	—	71,399,982
Time Deposit	—	4,000,000	—	4,000,000
Mutual Funds	3,000,000	—	—	3,000,000
Total Securities Lending Reinvestments	3,000,000	87,808,683	—	90,808,683
Total Investments	$2,941,851,245	$132,599,446	$—	$3,074,450,691

Collateral for Securities Loaned (Liability)	$—	$(90,749,785)	$—	$(90,749,785)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$3,074,450,691
Receivable for:
Fund shares sold	141,428
Dividends and interest	3,333,081
Prepaid expenses	11,243

Total Assets	3,077,936,443
Liabilities
Collateral for securities loaned	90,749,785
Payables for:
Fund shares redeemed	3,328,658
Accrued Expenses:
Management fees	1,369,413
Distribution and service fees	180,807
Deferred trustees’ fees	234,818
Other expenses	191,352

Total Liabilities	96,054,833

Net Assets	$2,981,881,610

Net Assets Consist of:
Paid in surplus	$1,838,340,686
Distributable earnings (Accumulated losses)	1,143,540,924

Net Assets	$2,981,881,610

Net Assets
Class A	$2,105,175,681
Class B	847,496,798
Class E	29,209,131
Capital Shares Outstanding*
Class A	135,695,997
Class B	58,140,926
Class E	1,955,025
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.51
Class B	14.58
Class E	14.94

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,141,921,549.
(b)	Includes securities loaned at value of $174,622,641.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$12,757,896
Interest	759,494
Securities lending income	291,043

Total investment income	13,808,433
Expenses
Management fees	15,940,925
Administration fees	119,610
Custodian and accounting fees	139,167
Distribution and service fees—Class B	2,004,382
Distribution and service fees—Class E	39,914
Audit and tax services	49,026
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	104,392
Insurance	24,385
Miscellaneous	29,619

Total expenses	18,544,223
Less management fee waiver	(387,670)
Less broker commission recapture	(38,070)

Net expenses	18,118,483

Net Investment Loss	(4,310,050)

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	228,781,953
Net change in unrealized appreciation (depreciation) on:
Investments	945,624,055
Foreign currency transactions	453

Net change in unrealized appreciation (depreciation)	945,624,508

Net realized and unrealized gain (loss)	1,174,406,461

Net Increase (Decrease) in Net Assets From Operations	$1,170,096,411

(a)	Net of foreign withholding taxes of $1,321,745.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(4,310,050)	$(621,706)
Net realized gain (loss)	228,781,953	169,534,630
Net change in unrealized appreciation (depreciation)	945,624,508	(1,153,300,560)

Increase (decrease) in net assets from operations	1,170,096,411	(984,387,636)

From Distributions to Shareholders
Class A	(118,046,333)	(173,294,989)
Class B	(49,926,030)	(74,512,618)
Class E	(1,618,904)	(2,333,067)

Total distributions	(169,591,267)	(250,140,674)

Increase (decrease) in net assets from capital share transactions	(483,464,310)	103,898,301

Total increase (decrease) in net assets	517,040,834	(1,130,630,009)

Net Assets
Beginning of period	2,464,840,776	3,595,470,785

End of period	$2,981,881,610	$2,464,840,776

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	1,882,173	$26,148,411	2,790,393	$35,190,908
Reinvestments	8,372,080	118,046,333	16,302,445	173,294,989
Redemptions	(36,459,839)	(498,944,840)	(9,480,442)	(121,100,392)

Net increase (decrease)	(26,205,586)	$(354,750,096)	9,612,396	$87,385,505

Class B
Sales	1,589,354	$20,658,934	3,652,102	$42,086,519
Reinvestments	3,762,323	49,926,030	7,406,821	74,512,618
Redemptions	(15,364,036)	(197,529,335)	(8,370,124)	(98,828,660)

Net increase (decrease)	(10,012,359)	$(126,944,371)	2,688,799	$17,770,477

Class E
Sales	83,152	$1,076,424	41,680	$478,295
Reinvestments	119,125	1,618,904	226,952	2,333,067
Redemptions	(341,005)	(4,465,171)	(332,230)	(4,069,043)

Net increase (decrease)	(138,728)	$(1,769,843)	(63,598)	$(1,257,681)

Increase (decrease) derived from capital shares transactions		$(483,464,310)		$103,898,301

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.79	$16.59	$14.45	$17.14	$16.26

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	0.01	0.00 (b)	0.04	0.14
Net realized and unrealized gain (loss)	5.55	(4.65)	2.66	4.01	3.37

Total income (loss) from investment operations	5.54	(4.64)	2.66	4.05	3.51

Less Distributions
Distributions from net investment income	0.00	0.00	(0.03)	(0.16)	(0.19)
Distributions from net realized capital gains	(0.82)	(1.16)	(0.49)	(6.58)	(2.44)

Total distributions	(0.82)	(1.16)	(0.52)	(6.74)	(2.63)

Net Asset Value, End of Period	$15.51	$10.79	$16.59	$14.45	$17.14

Total Return (%) (c)	52.06	(27.86)	18.66	32.54	23.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.57	0.59	0.59
Net ratio of expenses to average net assets (%) (d)	0.57	0.57	0.56	0.57	0.57
Ratio of net investment income (loss) to average net assets (%)	(0.08)	0.05	0.02	0.28	0.86
Portfolio turnover rate (%)	5	19	24 (e)	18	100
Net assets, end of period (in millions)	$2,105.2	$1,747.7	$2,526.1	$1,901.7	$1,747.2

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.20	$15.80	$13.80	$16.64	$15.84

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)	(0.02)	(0.03)	0.00 (b)	0.10
Net realized and unrealized gain (loss)	5.24	(4.42)	2.52	3.85	3.28

Total income (loss) from investment operations	5.20	(4.44)	2.49	3.85	3.38

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.11)	(0.14)
Distributions from net realized capital gains	(0.82)	(1.16)	(0.49)	(6.58)	(2.44)

Total distributions	(0.82)	(1.16)	(0.49)	(6.69)	(2.58)

Net Asset Value, End of Period	$14.58	$10.20	$15.80	$13.80	$16.64

Total Return (%) (c)	51.73	(28.00)	18.27	32.23	23.57

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.83	0.82	0.84	0.84
Net ratio of expenses to average net assets (%) (d)	0.82	0.82	0.81	0.82	0.82
Ratio of net investment income (loss) to average net assets (%)	(0.33)	(0.20)	(0.21)	0.03	0.60
Portfolio turnover rate (%)	5	19	24 (e)	18	100
Net assets, end of period (in millions)	$847.5	$695.3	$1,034.6	$943.3	$912.5
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.43	$16.11	$14.05	$16.84	$16.01

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)	(0.01)	(0.01)	0.02	0.12
Net realized and unrealized gain (loss)	5.36	(4.51)	2.57	3.90	3.31

Total income (loss) from investment operations	5.33	(4.52)	2.56	3.92	3.43

Less Distributions
Distributions from net investment income	0.00	0.00	(0.01)	(0.13)	(0.16)
Distributions from net realized capital gains	(0.82)	(1.16)	(0.49)	(6.58)	(2.44)

Total distributions	(0.82)	(1.16)	(0.50)	(6.71)	(2.60)

Net Asset Value, End of Period	$14.94	$10.43	$16.11	$14.05	$16.84

Total Return (%) (c)	51.84	(27.95)	18.46	32.30	23.66

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.73	0.72	0.74	0.74
Net ratio of expenses to average net assets (%) (d)	0.72	0.72	0.71	0.72	0.72
Ratio of net investment income (loss) to average net assets (%)	(0.23)	(0.10)	(0.10)	0.12	0.70
Portfolio turnover rate (%)	5	19	24 (e)	18	100
Net assets, end of period (in millions)	$29.2	$21.8	$34.8	$35.5	$33.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2021.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-12

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-13

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $44,790,763. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $71,399,982. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTI-14

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$140,739,552	$0	$832,997,063

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$15,940,925	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-15

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period effective May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.102%	First $500 million
0.052%	$500 million to $1 billion
0.002%	$1 billion to $2 billion
(0.048%)	$2 billion to $3.645 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$2,176,447,045

Gross unrealized appreciation	1,074,209,805
Gross unrealized (depreciation)	(176,206,159)

Net unrealized appreciation (depreciation)	$898,003,646

BHFTI-16

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$6,499,348	$—	$163,091,919	$250,140,674	$169,591,267	$250,140,674

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$245,775,020	$898,000,723	$—	$1,143,775,743

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-17

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Loomis Sayles Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-20

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-21

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year end at the time the Broadridge report was

BHFTI-22

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Loomis Sayles Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one- and three-year periods ended June 30, 2023 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2023. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Growth Index (from December 16, 2019) and the Russell 3000 Growth Index (before December 16, 2019), for the one-year period ended October 31, 2023 and underperformed its benchmark for the three- and five-year periods ended October 31, 2023. The Board also noted the presence of certain management fee waivers in effect for the Portfolio. The Board also noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

BHFTI-23

Brighthouse Funds Trust I

Loomis Sayles Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe, each at the Portfolio’s current size.

BHFTI-24

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Managed By Brighthouse Investment Advisers, LLC and MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class B shares of the MetLife Multi-Index Targeted Risk Portfolio returned 13.82%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index1, returned 12.70%.

MARKET ENVIRONMENT / CONDITIONS

In the first half of the year equities rallied. At the start of the year, signs of an Information Technology sector slowdown and associated layoffs weighed on the market. However, strong inflation data, a resilient consumer, and China reopening activity drove soft-landing narratives. In March, turmoil from the banking sector marked by the sudden failure of Silicon Valley Bank and the UBS brokered acquisition of Credit Suisse caused significant yield curve repricing as yields dramatically fell in anticipation of rate cuts. The eventual resolution of the U.S. debt ceiling debate, and the potential growth led by the burgeoning generative artificial intelligence narrative, drove equities to rally.

In the latter half of the year, equity markets continued to climb on signals that the U.S. Federal Reserve (the “Fed”) would begin cutting interest rates in 2024. Investors remained hopeful that the Fed would be able to navigate a soft-landing as they slowed the pace of quantitative tightening. Following dovish commentary from the Fed, the 10-Year U.S. Treasury yield fell more than 100 basis points from a high of 4.99% in October, further supporting the positive momentum in all risk assets.

Other factors that supported risk assets in 2023 included a healthy job market, better than expected macroeconomic data, and strong corporate earnings. Some of the fears that concerned investors included rising risks of recession and the effect that high bond yields would have on the economy. In addition, continued high inflation and rising geopolitical risk from the wars in Ukraine and Israel weighed on equity markets.

Overall, U.S. equities rallied across the board. The S&P 500 Index, which measures U.S. large cap companies, increased 26.28% in 2023. Mid and small cap stocks also posted large gains. The S&P MidCap 400 Index rose 16.44% and the small cap Russell 2000 Index increased 16.93% in 2023. International equities in developed markets endured a similar rally, increasing 18.24% in 2023 as measured by the MSCI EAFE Index. U.S. fixed income assets, measured by the Bloomberg U.S. Aggregate Bond Index, rose 5.53% in 2023.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio consists of two segments, the “Base Sleeve” and the “Overlay Sleeve.” The first segment, (the “Base Sleeve”) is managed by the Investment Committee of Brighthouse Investment Advisers, LLC. Approximately 75% of the Portfolio’s assets are invested into a variety of Brighthouse Funds Trust II index portfolios. The assets within the Base Sleeve maintain a broad target allocation of 40% Fixed Income and 35% Equity. The second segment (the “Overlay Sleeve”) contains the remaining 25% of the Portfolio’s assets. The Overlay Sleeve invests in equity derivatives, interest rate derivatives, and cash and money market instruments. Equity derivatives are used to keep the Portfolio’s volatility within a desired range by changing the total equity exposure, while interest rate derivatives are used to increase duration exposure, and the cash and money market instruments serve as the collateral for the derivative instruments.

The Portfolio uses a target equity contribution to volatility of 10% that may fluctuate within an 8% to 12% band, with a maximum equity allocation of 73%. The Portfolio began the year in a period of moderately high realized volatility, with an equity allocation of 41%. As volatility fell and equities rallied, the Portfolio increased equity allocations. Continued low realized equity volatility triggered another re-risking of the Portfolio in early March, increasing the equity allocation to around 65%. For the remainder of the year, realized equity volatility remained stable and the Portfolio remained near 70% equity allocation. The Portfolio ended the period with an equity allocation of 71%.

Equity derivatives increased the Portfolio’s returns during a 2023 rally. The Portfolio’s overweight in equity during the equity rally in the last two months of the year drove outperformance versus the Dow Jones Moderate Portfolio Index benchmark for 2023. The Portfolio uses interest rate derivatives to add duration relative to the benchmark, which was a positive contributor to the Portfolio as rates fell.

The Portfolio holds a significant amount of equity and interest rate derivatives in an effort to manage market exposure. Equity futures were used to increase the Portfolio’s equity exposure. The equity futures contracts used in the Portfolio were meant to capture a broad market exposure. The Portfolio uses S&P 500 Index, S&P MidCap 400 Index, and Russell 2000 Index e-mini contracts listed on the Chicago Mercantile Exchange to capture the exposure in the U.S. large cap, mid cap, and small cap markets, respectively. In addition, the MSCI EAFE Index contract listed on the Intercontinental Exchange was used for exposure to international developed equity markets. Interest rate derivatives were used as an additional source of diversification and added exposure to interest rates. The interest rate derivatives contributed a 0.84% gain to the Portfolio during the year. All derivatives performed as expected.

BHFTI-1

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Managed By Brighthouse Investment Advisers, LLC and MetLife Investment Management, LLC

Portfolio Manager Commentary*—(Continued)

As of December 31, 2023, the allocation of the Portfolio was 70.9% in equity and 38.8% in fixed income. The equity allocation was invested in index funds and equity futures that track U.S. and foreign equity indices. The allocation was as follows: 33.6% invested in the S&P 500 Index, representing U.S. Large Cap; 9.5% invested in the S&P MidCap 400 Index, representing U.S. Mid Cap; 5.8% in the Russell 2000 Index, representing U.S. Small Cap; and 22.0% in the MSCI EAFE Index, representing international developed equity. The fixed income exposure was invested in an index portfolio that tracks the Bloomberg U.S. Aggregate Bond Index.

Base Sleeve

Investment Committee

Brighthouse Investment Advisers, LLC

Overlay Sleeve

Chris Johnson

Portfolio Manager

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
MetLife Multi-Index Targeted Risk Portfolio
Class B	13.82	5.03	4.44
Dow Jones Moderate Portfolio Index	12.70	6.89	5.49

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
MetLife Aggregate Bond Index Portfolio (Class A)	38.8
MetLife Stock Index Portfolio (Class A)	16.1
MetLife MSCI EAFE Index Portfolio (Class A)	11.2
MetLife Mid Cap Stock Index Portfolio (Class A)	4.9
MetLife Russell 2000 Index Portfolio (Class A)	3.0

Exposure by Asset Class

% of Net Assets
Investment Grade Fixed Income	38.8
U.S. Large Cap Equities	33.6
International Developed Market Equities	22.0
U.S. Mid Cap Equities	9.5
U.S. Small Cap Equities	5.8

BHFTI-3

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Multi-Index Targeted Risk Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class B (a)	Actual	0.67%	$1,000.00	$1,054.50	$3.47
	Hypothetical*	0.67%	$1,000.00	$1,021.83	$3.41

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of December 31, 2023

Mutual Funds—74.0% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Affiliated Investment Companies—74.0%
MetLife Aggregate Bond Index Portfolio (Class A) (a)	52,597,035	$500,723,775
MetLife Mid Cap Stock Index Portfolio (Class A) (a)	3,729,347	62,951,383
MetLife MSCI EAFE Index Portfolio (Class A) (a)	9,695,983	143,888,386
MetLife Russell 2000 Index Portfolio (Class A) (a)	2,215,069	38,652,957
MetLife Stock Index Portfolio (Class A) (a)	3,429,747	208,048,469

Total Mutual Funds (Cost $972,219,582)		954,264,970

Short-Term Investments—26.2%

Repurchase Agreement—0.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $194,926; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $198,778.	194,872	194,872

U.S. Treasury—26.2%
U.S. Treasury Bills
4.756%, 01/09/24 (b)	123,000,000	122,874,577
5.208%, 02/01/24 (b) (c) (d)	106,500,000	106,031,999
5.216%, 02/08/24 (b)	11,400,000	11,338,260
5.228%, 02/06/24 (b)	98,000,000	97,496,981

		337,741,817

Total Short-Term Investments (Cost $337,886,910)		337,936,689

Total Investments—100.2% (Cost $1,310,106,492)		1,292,201,659
Other assets and liabilities (net)—(0.2)%		(2,632,295)

Net Assets—100.0%		$1,289,569,364

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	The rate shown represents current yield to maturity.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2023, the market value of securities pledged was $22,401,126.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2023, the market value of securities pledged was $17,920,901.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index Mini Futures	03/15/24	1,244	USD	140,099,280	$5,647,748
Russell 2000 Index E-Mini Futures	03/15/24	354	USD	36,244,290	3,065,770
S&P 500 Index E-Mini Futures	03/15/24	937	USD	225,817,000	9,982,189
S&P Midcap 400 Index E-Mini Futures	03/15/24	212	USD	59,561,400	3,682,360

Net Unrealized Appreciation					$22,378,067

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of December 31, 2023

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M SOFR	Annually	3.560%	Annually	10/13/33	USD	59,000,000	$446,854	$9,551	$437,303
Pay	12M SOFR	Annually	3.730%	Annually	11/07/33	USD	59,000,000	1,282,890	3,121	1,279,769
Pay	12M SOFR	Annually	3.820%	Annually	03/15/34	USD	59,000,000	1,975,249	28,998	1,946,251
Pay	12M SOFR	Annually	4.000%	Annually	12/15/33	USD	59,000,000	2,630,545	11,182	2,619,363
Pay	12M SOFR	Annually	4.240%	Annually	02/13/34	USD	59,000,000	3,957,732	7,067	3,950,665
Pay	12M SOFR	Annually	4.400%	Annually	01/11/34	USD	59,000,000	4,657,967	27,364	4,630,603

Totals								$14,951,237	$87,283	$14,863,954

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$954,264,970	$—	$—	$954,264,970
Total Short-Term Investments*	—	337,936,689	—	337,936,689
Total Investments	$954,264,970	$337,936,689	$—	$1,292,201,659

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$22,378,067	$—	$—	$22,378,067
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$14,863,954	$—	$14,863,954

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a)	$337,936,689
Affiliated investments at value (b)	954,264,970
Receivable for:
Affiliated investments sold	15,795
Fund shares sold	113,161
Interest	41
Prepaid expenses	1,197

Total Assets	1,292,331,853
Liabilities
Payables for:
Fund shares redeemed	283,802
Variation margin on futures contracts	1,614,035
Variation margin on centrally cleared swap contracts	181,985
Accrued Expenses:
Management fees	189,546
Distribution and service fees	268,339
Deferred trustees’ fees	156,370
Other expenses	68,412

Total Liabilities	2,762,489

Net Assets	$1,289,569,364

Net Assets Consist of:
Paid in surplus	$1,417,580,473
Distributable earnings (Accumulated losses)	(128,011,109)

Net Assets	$1,289,569,364

Net Assets
Class B	$1,289,569,364
Capital Shares Outstanding*
Class B	125,741,307
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.26

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $337,886,910.
(b)	Identified cost of affiliated investments was $972,219,582.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends from affiliated investments	$22,725,430
Interest	15,927,600

Total investment income	38,653,030
Expenses
Management fees	2,193,079
Administration fees	54,177
Custodian and accounting fees	48,390
Distribution and service fees—Class B	3,178,270
Audit and tax services	50,886
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	9,425
Insurance	2,901
Miscellaneous	21,534

Total expenses	5,651,465

Net Investment Income	33,001,565

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	14,306
Affiliated investments	(217,164)
Futures contracts	22,503,700
Swap contracts	(34,273,248)
Capital gain distributions from affiliated investments	18,470,457

Net realized gain (loss)	6,498,051

Net change in unrealized appreciation (depreciation) on:
Investments	4,922
Affiliated investments	71,011,999
Futures contracts	24,910,020
Swap contracts	27,543,719

Net change in unrealized appreciation (depreciation)	123,470,660

Net realized and unrealized gain (loss)	129,968,711

Net Increase (Decrease) in Net Assets From Operations	$162,970,276

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$33,001,565	$25,595,908
Net realized gain (loss)	6,498,051	(113,847,824)
Net change in unrealized appreciation (depreciation)	123,470,660	(283,701,455)

Increase (decrease) in net assets from operations	162,970,276	(371,953,371)

From Distributions to Shareholders
Class B	(29,237,376)	(162,548,607)

Total distributions	(29,237,376)	(162,548,607)

Increase (decrease) in net assets from capital share transactions	(126,145,609)	(2,453,147)

Total increase (decrease) in net assets	7,587,291	(536,955,125)

Net Assets
Beginning of period	1,281,982,073	1,818,937,198

End of period	$1,289,569,364	$1,281,982,073

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class B
Sales	2,378,252	$22,924,234	1,881,393	$19,297,712
Reinvestments	3,023,514	29,237,376	17,329,276	162,548,607
Redemptions	(18,643,619)	(178,307,219)	(17,568,033)	(184,299,466)

Net increase (decrease)	(13,241,853)	$(126,145,609)	1,642,636	$(2,453,147)

Increase (decrease) derived from capital shares transactions		$(126,145,609)		$(2,453,147)

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.22	$13.24	$12.76	$13.47	$11.31

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.25	0.18	0.14	0.21	0.26
Net realized and unrealized gain (loss)	1.01	(2.95)	1.07	0.52	2.17

Total income (loss) from investment operations	1.26	(2.77)	1.21	0.73	2.43

Less Distributions
Distributions from net investment income	(0.22)	(0.20)	(0.24)	(0.29)	(0.27)
Distributions from net realized capital gains	0.00	(1.05)	(0.49)	(1.15)	0.00

Total distributions	(0.22)	(1.25)	(0.73)	(1.44)	(0.27)

Net Asset Value, End of Period	$10.26	$9.22	$13.24	$12.76	$13.47

Total Return (%) (b)	13.82	(21.09)	9.72	6.56	21.71

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.44	0.43	0.43	0.43	0.43
Ratio of net investment income (loss) to average net assets (%) (d)	2.60	1.76	1.10	1.68	2.08
Portfolio turnover rate (%)	5	7	7	7	7
Net assets, end of period (in millions)	$1,289.6	$1,282.0	$1,818.9	$1,885.9	$1,947.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Multi-Index Targeted Risk Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 75% of its assets (the “Base Portion”) in other Portfolios of the Brighthouse Funds Trust II (“Underlying Portfolios”) and approximately 25% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures and interest rate swaps.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-10

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gains in the Statement of Operations. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $194,872, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

BHFTI-11

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity derivative instruments, consisting primarily of stock index futures, was used to increase or decrease the Portfolio’s overall equity exposure. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolio holds cleared swaps through accounts at a clearing member. The Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

BHFTI-12

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money market reference rates. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a)	$14,863,954
Equity	Unrealized appreciation on futures contracts (b)	22,378,067

Total		$37,242,021

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$—	$22,503,700	$22,503,700
Swap contracts	(34,273,248)	—	(34,273,248)

	$(34,273,248)	$22,503,700	$(11,769,548)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$—	$24,910,020	$24,910,020
Swap contracts	27,543,719	—	27,543,719

	$27,543,719	$24,910,020	$52,453,739

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$393,135,921
Swap contracts	399,000,000

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTI-13

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$48,014,261	$0	$134,553,335

BHFTI-14

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with MetLife Investment Management, LLC (“MIM”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by Brighthouse Investment Advisers (Overlay Portion managed by MIM) for the year ended December 31, 2023	% per annum	Average Daily Net Assets of the Overlay Portion
$1,569,908	0.500%	First $250 million
	0.485%	$250 million to $500 million
	0.470%	$500 million to $1 billion
	0.450%	Over $1 billion

Management Fees earned by Brighthouse Investment Advisers (Base Portion managed by the Adviser) for the year ended December 31, 2023	% per annum	Average Daily Net Assets of the Base Portion
$623,171	0.070%	First $500 million
	0.060%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays the Adviser a management fee through its investment in the Underlying Portfolios.

For providing subadvisory services to the Portfolio, the Adviser has agreed to pay MIM an investment subadvisory fee based upon annual rates applied to the Overlay Portion of the Portfolio’s average daily net assets as follows:

% per annum	Average Daily Net Assets of the Overlay Portion
0.200%	First $250 million
0.185%	$250 million to $500 million
0.170%	$500 million to $1 billion
0.150%	Over $1 billion

Fees earned by MIM with respect to the Portfolio for the year ended December 31, 2023 were $622,027.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution

BHFTI-15

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2023 were as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2023
MetLife Aggregate Bond Index Portfolio	$518,327,901	$15,396,194	$(42,574,658)	$(9,927,550)	$19,501,888	$500,723,775
MetLife Mid Cap Stock Index Portfolio	62,394,752	8,012,544	(12,271,691)	(2,050,706)	6,866,484	62,951,383
MetLife MSCI EAFE Index Portfolio	143,998,327	3,583,796	(23,737,643)	3,267,584	16,776,322	143,888,386
MetLife Russell 2000 Index Portfolio	36,947,507	4,254,817	(7,576,601)	(2,226,026)	7,253,260	38,652,957
MetLife Stock Index Portfolio	208,340,722	16,766,910	(48,392,742)	10,719,534	20,614,045	208,048,469

	$970,009,209	$48,014,261	$(134,553,335)	$(217,164)	$71,011,999	$954,264,970

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2023
MetLife Aggregate Bond Index Portfolio	$—	$14,890,785	52,597,035
MetLife Mid Cap Stock Index Portfolio	3,981,821	826,057	3,729,347
MetLife MSCI EAFE Index Portfolio	—	3,583,796	9,695,983
MetLife Russell 2000 Index Portfolio	651,167	495,352	2,215,069
MetLife Stock Index Portfolio	13,837,469	2,929,440	3,429,747

	$18,470,457	$22,725,430

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$1,342,977,370

Gross unrealized appreciation	57,341,053
Gross unrealized (depreciation)	(108,116,764)

Net unrealized appreciation (depreciation)	$(50,775,711)

BHFTI-16

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$29,237,376	$27,934,383	$—	$134,614,224	$29,237,376	$162,548,607

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$29,431,263	$—	$(35,911,757)	$(121,374,243)	$(127,854,737)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had accumulated short-term capital losses of $121,374,243.

During the year ended December 31, 2023, the Portfolio utilized accumulated short-term capital losses of $4,611,175 and accumulated long-term capital losses of $31,994,996.

10. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-17

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the MetLife Multi-Index Targeted Risk Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Multi-Index Targeted Risk Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agent, custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-20

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-21

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-22

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

MetLife Multi-Index Targeted Risk Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Management, LLC regarding the Portfolio:

The Board considered the Adviser’s provision of investment advisory services to a portion of the Portfolio (i.e., investing in underlying Portfolios). The Board noted that a committee, consisting of investment professionals from the Adviser, meets periodically to review the Portfolio’s asset allocations and discuss the performance of the Portfolio’s investments in underlying Portfolios.

The Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the underlying Portfolios of the Trust in which the Portfolio invests.

BHFTI-23

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index, for the one-, three-, and five-year periods ended October 31, 2023. The Board also took into account that the Portfolio underperformed its other benchmark, the MITR Blended Benchmark, for the one-, three-, and five-year periods ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median, above the Expense Universe median, and below the Sub-advised Expense Universe median. The Board considered that the Portfolio’s total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were below Expense Group median and Sub-advised Expense Universe median and above the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-24

Brighthouse Funds Trust I

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B and E shares of the MFS Research International Portfolio returned 13.05%, 12.82%, and 12.92%, respectively. The Portfolio’s benchmarks, the MSCI EAFE Index¹ and the MSCI All Country World ex-U.S. Index², returned 18.24% and 15.62%, respectively.

MARKET ENVIRONMENT / CONDITIONS

During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of tighter monetary policy may not be fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional U.S. banks, which suffered from deposit flight as depositors sought higher yields on their savings. Additionally, activity in the U.S. housing sector slowed as a result of higher mortgage rates. China’s abandonment of its zero-COVID policy ushered in a brief uptick in economic activity in the world’s second-largest economy in early 2023, although its momentum soon stalled as the focus turned to the country’s highly indebted property development sector. In developed markets, consumer demand for services remained stronger than the demand for goods.

Early on, policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act, and one that suggested that we may be nearing a peak in policy rates. As inflationary pressures eased toward the end of the period, financial conditions loosened in anticipation of easier monetary policy, boosting the market’s appetite for risk. Rapid advancements in artificial intelligence were a focus for investors.

Normalizing supply chains, low levels of unemployment across developed markets and signs that inflation levels have peaked were supportive factors for the macroeconomic backdrop during the reporting period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the MSCI EAFE Index (the “Index”), during the period. Stock selection in the Financials sector was a primary detractor from relative performance, led by an overweight position in international banking and financial services provider NatWest Group based in the United Kingdom (“U.K.”). Additionally, holdings of insurance provider Beazley (U.K.) and out-of-benchmark risk management and human capital consulting services provider Aon further dampened relative returns.

Security selection in the Consumer Discretionary, Consumer Staples, and Health Care sectors further weakened relative results. There were no individual stocks within the Consumer Discretionary sector, either in the Portfolio or in the Index, that were among the Portfolio’s largest relative detractors during the period. Within the Consumer Staples sector, overweight positions in premium drinks distributor Diageo (U.K.) and tobacco distributor British American Tobacco (U.K.) held back relative returns. Within the Health Care sector, overweight positions in medical and pharmaceutical products manufacturer Kyowa Kirin (Japan), molecular diagnostics provider QIAGEN (Netherlands), pharmaceutical and diagnostic company Roche Holding (Switzerland), and pharmaceutical company Merck KGaA (Germany) weighed on relative performance. Elsewhere, the Portfolio’s overweight position in specialty chemical products maker Croda International (U.K.) also held back relative results.

A combination of stock selection and an underweight position in the Real Estate sector contributed to relative performance, led by an overweight position in real estate company LEG Immobilien (Germany). Security selection in the Communication Services sector also supported relative results; however, there were no individual stocks within this sector, either in the Portfolio or in the Index, that were among the Portfolio’s largest relative contributors during the period.

Stocks in other sectors that contributed to relative performance included overweight positions in electrical distribution equipment manufacturer Schneider Electric (France), electronics company Hitachi (Japan), pharmaceutical company Novo Nordisk (Denmark), and securities exchange services provider London Stock Exchange Group (U.K.). Additionally, the Portfolio’s positions in enterprise software solutions provider Constellation Software (Canada), out-of-benchmark integrated circuits and electronic devices developer Cadence Design Systems, industrial gas supplier Linde, discount airline operator Ryanair (Ireland), and not owning shares of biopharmaceutical company AstraZeneca (U.K.), further aided relative returns.

For the twelve months ended December 31, 2023, we made a number of changes in individual holdings in the Portfolio. In Consumer Discretionary, we initiated a new position in Denso, a Japanese maker of auto components including air conditioning and power train systems. We believe Denso will sell its investments in three companies, as regulators and investors are pressuring Japanese companies to unwind their crossholdings.

In Communication Services, we exited Netease (China) on geopolitical concerns.

In Financials, we initiated a position in DBS Group (Singapore), a conservatively managed bank, where we believe the range of outcomes and downside risk are limited. DBS Group benefits from the favorable asset quality of its Singapore base, as well as scale advantages and a superior deposit franchise, which we believe should enable steady compounding.

BHFTI-1

Brighthouse Funds Trust I

MFS Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

In Consumer Staples, we initiated a position in Dutch brewer Heineken (Netherlands), based on our expectations for margin improvements due to moderating inflation and the company’s restructuring initiatives. In our view, Heineken should benefit longer term from a trend toward premiumization in beer and an eventual recovery of macroeconomic conditions in Vietnam. We exited Reckitt Benckiser (U.K.) due to a lack of progress in improving profit margins despite a three-year turnaround program and relatively favorable industry dynamics.

In Industrials, we initiated a position in Japanese industrial conglomerate Mitsubishi Electric whose businesses include elevators, HVAC equipment, and factory automation. The exit of its problematic businesses, a reduction in costs, and improving corporate governance make this an attractive company in our view. We exited Kubota (Japan) on concerns about demand pressures in an increasingly difficult macroeconomic environment, and we exited Schindler (Switzerland) on the heels of strong relative performance and a full valuation.

In Health Care, we initiated a position in CSL, an Australian producer of blood and plasma products, facilitated by the roll-out of the more efficient Rika system for plasma collection. We trimmed Novo Nordisk (Denmark) on continued outperformance.

During the reporting period, the Portfolio maintained its sector neutral positioning across eight broad global sectors, relative to the Index. At period end, the Portfolio was most overweight Materials, where we owned a diversified group of companies in chemical subindustries such as industrial gases, paints & coatings, and flavors & fragrances. Within Industrials, we were overweight electrical equipment and machinery companies focused on offering value-add, differentiated solutions to their customers. The Portfolio was also underweight Consumer Discretionary, where we have avoided the auto manufacturers, based on our concerns about the capital intensity and overcapacity in the industry. Within Consumer Staples, we were most underweight personal care products and food & merchandise retailing.

Camille Humphries Lee^

Nicholas Paul

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

^ Camille Humphries Lee is expected to relinquish her portfolio management duties for the Portfolio in May 2024.

¹ The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

² The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTI-2

Brighthouse Funds Trust I

MFS Research International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX & THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
MFS Research International Portfolio
Class A	13.05	8.82	4.43
Class B	12.82	8.54	4.17
Class E	12.92	8.65	4.27
MSCI EAFE Index	18.24	8.17	4.28
MSCI All Country World ex-U.S. Index	15.62	7.08	3.83

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
Linde PLC	3.2
Schneider Electric SE	3.1
Novo Nordisk AS- Class B	3.1
Roche Holding AG	2.8
Nestle SA	2.7
LVMH Moet Hennessy Louis Vuitton SE	2.6
Hitachi Ltd.	1.9
TotalEnergies SE	1.8
BNP Paribas SA	1.6
London Stock Exchange Group PLC	1.6

Top Countries

% of Net Assets
Japan	19.9
Switzerland	12.6
France	12.4
United Kingdom	9.5
United States	7.3
Germany	6.1
Netherlands	5.7
Australia	4.1
Denmark	3.6
Hong Kong	3.2

BHFTI-3

Brighthouse Funds Trust I

MFS Research International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Research International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023

Class A (a)	Actual	0.65%	$1,000.00	$1,028.00	$3.32
	Hypothetical*	0.65%	$1,000.00	$1,021.93	$3.31

Class B (a)	Actual	0.90%	$1,000.00	$1,026.60	$4.60
	Hypothetical*	0.90%	$1,000.00	$1,020.67	$4.58

Class E (a)	Actual	0.80%	$1,000.00	$1,027.30	$4.09
	Hypothetical*	0.80%	$1,000.00	$1,021.17	$4.08

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Australia—4.1%
APA Group	771,469	$4,480,784
Aristocrat Leisure Ltd.	367,641	10,193,285
CAR Group Ltd.	240,860	5,099,834
CSL Ltd.	75,298	14,680,088
Macquarie Group Ltd.	104,675	13,045,357
SEEK Ltd.	226,206	4,104,173
Woodside Energy Group Ltd.	534,398	11,320,901

		62,924,422

Canada—1.7%
Constellation Software, Inc.	6,988	17,325,736
RB Global, Inc. (a)	129,323	8,654,066

		25,979,802

China—1.3%
China Resources Gas Group Ltd.	1,378,024	4,511,113
NXP Semiconductors NV	43,882	10,078,818
Yum China Holdings, Inc.	125,008	5,304,089

		19,894,020

Denmark—3.6%
Novo Nordisk AS - Class B	453,428	46,900,250
Novozymes AS - B Shares (a)	151,807	8,358,517

		55,258,767

France—12.4%
BNP Paribas SA	357,818	24,792,116
Cie Generale des Etablissements Michelin SCA	283,791	10,197,456
Legrand SA	179,287	18,674,554
LVMH Moet Hennessy Louis Vuitton SE	48,113	39,025,670
Sanofi SA	108,831	10,789,658
Schneider Electric SE	237,866	47,894,350
Thales SA	61,133	9,041,318
TotalEnergies SE	406,745	27,629,560

		188,044,682

Germany—6.1%
Bayer AG	207,703	7,710,725
E.ON SE	674,341	9,046,352
GEA Group AG	379,448	15,792,558
LEG Immobilien SE (a) (b)	219,926	19,259,144
Merck KGaA	90,089	14,329,353
MTU Aero Engines AG	58,501	12,608,865
Symrise AG	120,646	13,270,066

		92,017,063

Greece—0.3%
Hellenic Telecommunications Organization SA	357,382	5,086,042

Hong Kong—3.2%
AIA Group Ltd.	1,993,428	17,313,731
CLP Holdings Ltd.	809,000	6,668,191
Hong Kong Exchanges & Clearing Ltd.	309,100	10,575,911
Techtronic Industries Co. Ltd.	1,109,500	13,270,343

		47,828,176

India—1.3%
HDFC Bank Ltd.	604,192	12,390,329
Reliance Industries Ltd.	252,435	7,840,147

		20,230,476

Ireland—1.3%
Bank of Ireland Group PLC	746,475	6,766,433
Flutter Entertainment PLC (b)	24,753	4,384,144
Ryanair Holdings PLC (ADR) (a) (b)	68,140	9,087,151

		20,237,728

Italy—1.0%
Eni SpA	905,283	15,365,884

Japan—19.9%
Bridgestone Corp. (a)	239,600	9,895,545
Daikin Industries Ltd.	108,000	17,543,490
Denso Corp.	851,700	12,774,597
Fujitsu Ltd.	125,600	18,961,297
Hitachi Ltd.	393,500	28,438,800
Kansai Paint Co. Ltd.	310,700	5,289,227
Kao Corp. (a)	286,200	11,761,182
KDDI Corp.	368,200	11,689,658
Kirin Holdings Co. Ltd. (a)	632,400	9,259,067
Koito Manufacturing Co. Ltd.	497,600	7,730,775
Kyocera Corp.	721,200	10,483,061
Kyowa Kirin Co. Ltd. (a)	666,700	11,213,238
Mitsubishi Electric Corp.	1,063,200	15,008,752
Mitsubishi UFJ Financial Group, Inc.	1,700,500	14,633,988
Mitsui & Co. Ltd.	210,500	7,843,050
Nitto Denko Corp.	173,900	12,965,111
Nomura Research Institute Ltd. (a)	404,500	11,720,642
Olympus Corp.	336,700	4,859,106
Persol Holdings Co. Ltd.	2,473,700	4,231,706
Rohm Co. Ltd.	310,300	5,944,443
Santen Pharmaceutical Co. Ltd.	599,900	5,967,284
Secom Co. Ltd.	60,600	4,356,035
Seven & i Holdings Co. Ltd. (a)	153,400	6,075,416
SMC Corp.	38,200	20,428,233
SoftBank Group Corp.	158,600	7,007,257
Terumo Corp.	199,000	6,493,672
Toyota Industries Corp.	149,100	12,106,122
Yamaha Corp.	149,500	3,446,199
ZOZO, Inc.	197,600	4,439,910

		302,566,863

Macau—0.4%
Sands China Ltd. (b)	1,780,000	5,194,403

Netherlands—5.7%
Akzo Nobel NV	145,883	12,053,675
ASML Holding NV	12,718	9,602,257
Euronext NV	279,527	24,271,893
Heineken NV	125,686	12,787,939
Qiagen NV (b)	358,503	15,597,869
Wolters Kluwer NV	85,342	12,127,473

		86,441,106

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Portugal—1.0%
Galp Energia SGPS SA	1,036,381	$15,245,250

Singapore—0.7%
DBS Group Holdings Ltd.	422,000	10,661,722

South Korea—1.2%
Samsung Electronics Co. Ltd.	304,794	18,537,545

Spain—3.0%
Amadeus IT Group SA	261,646	18,765,263
Cellnex Telecom SA	251,792	9,948,599
Iberdrola SA	1,334,318	17,450,361

		46,164,223

Switzerland—12.6%
Cie Financiere Richemont SA - Class A	124,193	17,130,353
Glencore PLC	3,363,985	20,181,350
Julius Baer Group Ltd.	297,463	16,714,475
Nestle SA	355,744	41,172,876
Roche Holding AG	146,817	42,552,285
Sika AG	51,148	16,711,796
UBS Group AG	597,449	18,556,029
Zurich Insurance Group AG	34,517	18,045,765

		191,064,929

Taiwan—0.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	739,468	14,231,419

Thailand—0.6%
Advanced Info Service PCL	1,346,500	8,560,478

United Kingdom—9.5%
Beazley PLC	1,866,523	12,391,327
British American Tobacco PLC	547,996	15,991,762
Burberry Group PLC	184,988	3,359,531
ConvaTec Group PLC	3,215,708	10,003,433
Croda International PLC	186,364	11,976,198
Diageo PLC	630,682	22,902,711
Hiscox Ltd.	645,565	8,658,985
London Stock Exchange Group PLC	209,573	24,774,415
NatWest Group PLC	6,501,443	18,145,292
Weir Group PLC	353,878	8,496,743
Whitbread PLC	149,052	6,924,422

		143,624,819

United States—7.3%
Aon PLC - Class A	62,718	18,252,192
Cadence Design Systems, Inc. (b)	57,033	15,534,078
Linde PLC	117,043	48,070,731
NIKE, Inc. - Class B	54,467	5,913,482
Visa, Inc. - Class A (a)	63,528	16,539,515
Willis Towers Watson PLC	29,538	7,124,566

		111,434,564

Total Common Stocks (Cost $1,225,899,052)		1,506,594,383

Warrants—0.0%

Security Description	Shares/ Principal Amount*	Value

Canada—0.0%
Constellation Software, Inc., Expires 03/31/40 (b) (Cost $0)	9,715	$0

Short-Term Investment—0.8%

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $12,985,166; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $13,241,238.	12,981,560	12,981,560

Total Short-Term Investments (Cost $12,981,560)		12,981,560

Securities Lending Reinvestments (c)—1.0%

Repurchase Agreements—0.3%
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $1,463,000; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $1,491,382.	1,462,139	1,462,139
Societe Generale
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $1,583,557; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $1,617,857.	1,582,619	1,582,619
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $200,118; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $204,000.	200,000	200,000
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $828,500; collateralized by various Common Stock with an aggregate market value of $913,171.	828,002	828,002

		4,072,760

Mutual Funds—0.7%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (d)	20,000	20,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (d)	2,000,000	2,000,000
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (d)	3,000,000	3,000,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (d)	3,000,000	$3,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.320% (d)	3,000,000	3,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.270% (d)	20,000	20,000

		11,040,000

Total Securities Lending Reinvestments (Cost $15,112,760)		15,112,760

Total Investments— 100.9% (Cost $1,253,993,372)		1,534,688,703
Other assets and liabilities (net) — (0.9)%		(14,207,260)

Net Assets — 100.0%		$1,520,481,443

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $63,060,203 and the collateral received consisted of cash in the amount of $15,112,760 and non-cash collateral with a value of $51,405,767. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

Ten Largest Industries as of December 31, 2023 (Unaudited)	% of Net Assets
Pharmaceuticals	9.2
Chemicals	8.5
Capital Markets	7.1
Banks	5.7
Insurance	5.4
Electrical Equipment	5.4
Oil, Gas & Consumable Fuels	5.1
Machinery	4.6
Textiles, Apparel & Luxury Goods	4.3
Hotels, Restaurants & Leisure	3.3

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$62,924,422	$—	$62,924,422
Canada	25,979,802	—	—	25,979,802
China	15,382,907	4,511,113	—	19,894,020
Denmark	—	55,258,767	—	55,258,767
France	—	188,044,682	—	188,044,682
Germany	—	92,017,063	—	92,017,063
Greece	—	5,086,042	—	5,086,042
Hong Kong	—	47,828,176	—	47,828,176
India	—	20,230,476	—	20,230,476
Ireland	9,087,151	11,150,577	—	20,237,728
Italy	—	15,365,884	—	15,365,884
Japan	—	302,566,863	—	302,566,863
Macau	—	5,194,403	—	5,194,403
Netherlands	—	86,441,106	—	86,441,106
Portugal	—	15,245,250	—	15,245,250
Singapore	—	10,661,722	—	10,661,722
South Korea	—	18,537,545	—	18,537,545
Spain	—	46,164,223	—	46,164,223
Switzerland	—	191,064,929	—	191,064,929
Taiwan	—	14,231,419	—	14,231,419
Thailand	8,560,478	—	—	8,560,478
United Kingdom	—	143,624,819	—	143,624,819
United States	111,434,564	—	—	111,434,564
Total Common Stocks	170,444,902	1,336,149,481	—	1,506,594,383
Total Warrants*	—	0	—	0
Total Short-Term Investment*	—	12,981,560	—	12,981,560
Securities Lending Reinvestments
Repurchase Agreements	—	4,072,760	—	4,072,760
Mutual Funds	11,040,000	—	—	11,040,000
Total Securities Lending Reinvestments	11,040,000	4,072,760	—	15,112,760
Total Investments	$181,484,902	$1,353,203,801	$—	$1,534,688,703

Collateral for Securities Loaned (Liability)	$—	$(15,112,760)	$—	$(15,112,760)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

MFS Research International Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$1,534,688,703
Cash	26,964
Cash denominated in foreign currencies (c)	82
Receivable for:
Fund shares sold	322,245
Dividends and interest	5,701,187
Prepaid expenses	5,424

Total Assets	1,540,744,605
Liabilities
Collateral for securities loaned	15,112,760
Payables for:
Investments purchased	2,532,913
Fund shares redeemed	496,523
Foreign taxes	854,868
Accrued Expenses:
Management fees	748,631
Distribution and service fees	99,624
Deferred trustees’ fees	180,032
Other expenses	237,811

Total Liabilities	20,263,162

Net Assets	$1,520,481,443

Net Assets Consist of:
Paid in surplus	$1,183,628,741
Distributable earnings (Accumulated losses) (d)	336,852,702

Net Assets	$1,520,481,443

Net Assets
Class A	$1,039,827,497
Class B	475,652,005
Class E	5,001,941
Capital Shares Outstanding*
Class A	85,903,516
Class B	39,755,811
Class E	415,009
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.10
Class B	11.96
Class E	12.05

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,253,993,372.
(b)	Includes securities loaned at value of $63,060,203.
(c)	Identified cost of cash denominated in foreign currencies was $82.
(d)	Includes foreign capital gains tax of $854,868.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$35,997,177
Interest	320,429
Securities lending income	199,592

Total investment income	36,517,198
Expenses
Management fees	10,423,452
Administration fees	69,482
Custodian and accounting fees	393,260
Distribution and service fees—Class B	1,177,668
Distribution and service fees—Class E	7,670
Audit and tax services	55,516
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	76,176
Insurance	13,543
Miscellaneous	65,958

Total expenses	12,375,528
Less management fee waiver	(1,660,061)

Net expenses	10,715,467

Net Investment Income	25,801,731

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	37,988,765
Foreign currency transactions	(125,273)

Net realized gain (loss)	37,863,492

Net change in unrealized appreciation (depreciation) on:
Investments (c)	119,737,214
Foreign currency transactions	267,495

Net change in unrealized appreciation (depreciation)	120,004,709

Net realized and unrealized gain (loss)	157,868,201

Net Increase (Decrease) in Net Assets From Operations	$183,669,932

(a)	Net of foreign withholding taxes of $3,436,152.
(b)	Net of foreign capital gains tax of $159,284.
(c)	Includes change in foreign capital gains tax of $(324,216).

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

MFS Research International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$25,801,731	$27,373,305
Net realized gain (loss)	37,863,492	29,784,739
Net change in unrealized appreciation (depreciation)	120,004,709	(390,114,226)

Increase (decrease) in net assets from operations	183,669,932	(332,956,182)

From Distributions to Shareholders
Class A	(36,415,657)	(95,978,836)
Class B	(16,166,837)	(43,478,592)
Class E	(180,294)	(491,598)

Total distributions	(52,762,788)	(139,949,026)

Increase (decrease) in net assets from capital share transactions	(89,095,219)	10,758,560

Total increase (decrease) in net assets	41,811,925	(462,146,648)

Net Assets
Beginning of period	1,478,669,518	1,940,816,166

End of period	$1,520,481,443	$1,478,669,518

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	3,911,529	$46,437,995	1,853,323	$20,500,073
Reinvestments	3,083,460	36,415,657	8,944,905	95,978,836
Redemptions	(11,325,077)	(133,169,548)	(9,674,838)	(113,442,350)

Net increase (decrease)	(4,330,088)	$(50,315,896)	1,123,390	$3,036,559

Class B
Sales	2,015,789	$23,138,449	1,957,737	$22,692,047
Reinvestments	1,382,963	16,166,837	4,094,029	43,478,592
Redemptions	(6,684,205)	(77,427,992)	(4,936,449)	(58,248,471)

Net increase (decrease)	(3,285,453)	$(38,122,706)	1,115,317	$7,922,168

Class E
Sales	11,693	$133,733	13,237	$145,281
Reinvestments	15,318	180,294	45,987	491,598
Redemptions	(83,476)	(970,644)	(70,544)	(837,046)

Net increase (decrease)	(56,465)	$(656,617)	(11,320)	$(200,167)

Increase (decrease) derived from capital shares transactions		$(89,095,219)		$10,758,560

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.10	$14.81	$13.86	$13.03	$10.79

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.21	0.19	0.17	0.28
Net realized and unrealized gain (loss)	1.23	(2.81)	1.46	1.39	2.73

Total income (loss) from investment operations	1.44	(2.60)	1.65	1.56	3.01

Less Distributions
Distributions from net investment income	(0.21)	(0.26)	(0.17)	(0.31)	(0.20)
Distributions from net realized capital gains	(0.23)	(0.85)	(0.53)	(0.42)	(0.57)

Total distributions	(0.44)	(1.11)	(0.70)	(0.73)	(0.77)

Net Asset Value, End of Period	$12.10	$11.10	$14.81	$13.86	$13.03

Total Return (%) (b)	13.05	(17.30)	11.98	13.28	28.69

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	0.75	0.74	0.75	0.74
Net ratio of expenses to average net assets (%) (c)	0.65	0.64	0.64	0.64	0.64
Ratio of net investment income (loss) to average net assets (%)	1.83	1.81	1.31	1.36	2.32
Portfolio turnover rate (%)	15	20	18	26	15
Net assets, end of period (in millions)	$1,039.8	$1,001.3	$1,319.7	$1,266.4	$1,211.1

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.97	$14.65	$13.72	$12.90	$10.69

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18	0.18	0.15	0.13	0.25
Net realized and unrealized gain (loss)	1.22	(2.79)	1.45	1.38	2.69

Total income (loss) from investment operations	1.40	(2.61)	1.60	1.51	2.94

Less Distributions
Distributions from net investment income	(0.18)	(0.22)	(0.14)	(0.27)	(0.16)
Distributions from net realized capital gains	(0.23)	(0.85)	(0.53)	(0.42)	(0.57)

Total distributions	(0.41)	(1.07)	(0.67)	(0.69)	(0.73)

Net Asset Value, End of Period	$11.96	$10.97	$14.65	$13.72	$12.90

Total Return (%) (b)	12.82	(17.57)	11.71	13.02	28.31

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	1.00	0.99	1.00	0.99
Net ratio of expenses to average net assets (%) (c)	0.90	0.89	0.89	0.89	0.89
Ratio of net investment income (loss) to average net assets (%)	1.59	1.56	1.07	1.11	2.07
Portfolio turnover rate (%)	15	20	18	26	15
Net assets, end of period (in millions)	$475.7	$472.2	$614.0	$602.7	$580.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$11.05	$14.74	$13.80	$12.98	$10.75

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.20	0.19	0.17	0.15	0.26
Net realized and unrealized gain (loss)	1.22	(2.79)	1.45	1.38	2.72

Total income (loss) from investment operations	1.42	(2.60)	1.62	1.53	2.98

Less Distributions
Distributions from net investment income	(0.19)	(0.24)	(0.15)	(0.29)	(0.18)
Distributions from net realized capital gains	(0.23)	(0.85)	(0.53)	(0.42)	(0.57)

Total distributions	(0.42)	(1.09)	(0.68)	(0.71)	(0.75)

Net Asset Value, End of Period	$12.05	$11.05	$14.74	$13.80	$12.98

Total Return (%) (b)	12.92	(17.43)	11.80	13.06	28.47

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	0.90	0.89	0.90	0.89
Net ratio of expenses to average net assets (%) (c)	0.80	0.79	0.79	0.79	0.79
Ratio of net investment income (loss) to average net assets (%)	1.70	1.65	1.19	1.22	2.16
Portfolio turnover rate (%)	15	20	18	26	15
Net assets, end of period (in millions)	$5.0	$5.2	$7.1	$7.3	$7.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Research International Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-13

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2023, the Portfolio received EU tax reclaim payments in the amount of $183,197 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

BHFTI-14

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $12,981,560. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $4,072,760. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTI-15

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$ 0	$212,474,262	$0	$317,836,168

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $240,714 in sales of investments, which are included above, and resulted in net realized losses of $149,221.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing

BHFTI-16

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$10,423,452	0.800%	First $200 million
	0.750%	$200 million to $500 million
	0.700%	$500 million to $1 billion
	0.650%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.205%	First $200 million
0.155%	$200 million to $500 million
0.105%	$500 million to $1 billion
0.055%	$1 billion to $2.5 billion
0.075%	Over $2.5 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-17

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$1,261,189,527

Gross unrealized appreciation	350,108,520
Gross unrealized (depreciation)	(76,609,344)

Net unrealized appreciation (depreciation)	$273,499,176

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$24,281,862	$41,063,108	$28,480,926	$98,885,918	$52,762,788	$139,949,026

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$28,054,928	$36,086,917	$272,890,891	$—	$337,032,736

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-18

Brighthouse Funds Trust I

MFS Research International Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the MFS Research International Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS Research International Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel—Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-21

Brighthouse Funds Trust I

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-22

Brighthouse Funds Trust I

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-23

Brighthouse Funds Trust I

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

MFS Research International Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one- and three-year periods ended June 30, 2023 and outperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2023. The Board noted that the Portfolio underperformed both of its benchmarks, the MSCI EAFE Index and MSCI All Country World ex.-U.S. Index, for the one- and three-year periods ended October 31, 2023 and outperformed the same benchmarks for the five-year period ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTI-24

Brighthouse Funds Trust I

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-25

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Managed By Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B and E shares of the Morgan Stanley Discovery Portfolio returned 41.23%, 40.86%, and 41.23%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index¹, returned 25.87%.

MARKET ENVIRONMENT / CONDITIONS

Surprised by the economy’s resilience amid rising interest rates and persistently high (but falling) inflation, U.S. stocks performed well in 2023. The year saw its share of uncertainty, with recession fears dominating the start of the year, a regional banking crisis triggered by high interest rates, concerns about the U.S. government’s debt levels and budget, and multiple geopolitical flashpoints. However, by year-end, the U.S. Federal Reserve signaled it was likely finished lifting interest rates after pausing the hiking cycle halfway through the year. This triggered a stock market rally and retreat in long-term bond yields in the final two months of 2023. Additionally, excitement about artificial intelligence drove a narrow group of mega-cap technology stocks to significantly outperform, adding meaningfully to the broader market’s gain in the year.

Mid-cap growth equities, as measured by the Russell Midcap Growth Index (the “Index”), advanced over the twelve-month period. All sectors had positive performance in the year, led by Information Technology (“IT”), Communication Services and Consumer Discretionary. Energy, Utilities and Health Care were the biggest laggards in the Index. Mid-cap growth stocks outperformed the broader mid-cap market in the period (as represented by the Russell Midcap Growth Index and Russell Midcap Index, respectively).

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the benchmark in this twelve-month period primarily due to favorable stock selection; sector allocations contributed to a lesser extent.

Stock selection in Financials was the greatest contributor to relative performance. Affirm Holdings (8.6% of the Portfolio) was the largest contributor in the sector and across the Portfolio. Affirm operates a technology platform specializing in consumer buy-now-pay-later point of sale financing and payment processing. The company reported results that came in ahead of expectations, driven primarily by strong credit execution, including better-than-expected provisioning, as the company continues to proactively manage loan performance in an uncertain and volatile macroeconomic environment.

Stock selection in Consumer Discretionary also added to relative gains, led by a position in DoorDash (6.6% of the Portfolio). DoorDash is a leading food delivery company in the United States. The company reported better-than-expected results driven by accelerating sales growth, operational efficiencies, and disciplined expense management.

An average overweight and stock selection in Communication Services was another positive driver of relative performance.

Conversely, stock selection in Health Care was the largest detractor from relative performance. Royalty Pharma, one of the largest buyers of biopharmaceutical royalties and a leading funder of innovation across academic institutions, non-profits, biotechnology, and pharmaceutical companies, was the greatest detractor in the sector and across the Portfolio. The company reported solid results, but its shares remained pressured due to investors’ ongoing concerns around clinical trial results for a few of its partners’ new therapies and the impact to potential related royalties. Doximity, also a Health Care sector holding, was the fourth largest detractor across the Portfolio. Doximity is a leading digital platform for U.S. medical professionals, providing its members with the tools to collaborate with colleagues, stay up to date with the latest medical news and research, and conduct virtual patient visits. Doximity reported financial results which beat expectations; however, its shares underperformed as Doximity’s management lowered its financial outlook for the year due to weaker-than-expected advertising spend from its pharmaceuticals customers. In response, Doximity announced it is expanding its programmatic advertising offerings in order to better meet these customers’ needs.

An average underweight and stock selection in Industrials also weighed on relative performance.

As of the end of the period, the Portfolio’s top holdings included Affirm (8.6% of the Portfolio), Cloudflare (8.1%), DoorDash (6.6%), Roblox (6.1%) and Global e-Online (6.0%). The Portfolio had sector overweight positions in IT, Communication Services, Consumer Discretionary and Financials; sector underweight positions in Industrials, Health Care, and Materials; and no exposure to Energy, Consumer Staples, Real Estate and Utilities.

BHFTI-1

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Managed By Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

Derivatives were not a material factor affecting performance in the period.

Dennis P. Lynch

Sam G. Chainani

Jason C. Yeung

Armistead Nash

David S. Cohen

Alexander T. Norton

Portfolio Managers

Morgan Stanley Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Morgan Stanley Discovery Portfolio
Class A	41.23	11.07	8.77
Class B	40.86	10.81	8.50
Class E	41.23	10.93	8.61
Russell Midcap Growth Index	25.87	13.82	10.57

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
Affirm Holdings, Inc.	8.6
Cloudflare, Inc. - Class A	8.1
DoorDash, Inc. - Class A	6.6
ROBLOX Corp. - Class A	6.1
Global-e Online Ltd.	6.0
Carvana Co.	5.5
Trade Desk, Inc. - Class A	5.4
Samsara, Inc. - Class A	4.7
Royalty Pharma PLC - Class A	4.2
Adyen NV	3.9

Top Sectors

% of Net Assets
Information Technology	34.0
Consumer Discretionary	20.3
Health Care	13.3
Financials	13.0
Communication Services	11.5
Industrials	0.9
Materials	0.3

BHFTI-3

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Morgan Stanley Discovery Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.67%	$1,000.00	$1,102.10	$3.55
	Hypothetical*	0.67%	$1,000.00	$1,021.83	$3.41

Class B (a)	Actual	0.92%	$1,000.00	$1,100.80	$4.87
	Hypothetical*	0.92%	$1,000.00	$1,020.57	$4.69

Class E (a)	Actual	0.82%	$1,000.00	$1,103.40	$4.35
	Hypothetical*	0.82%	$1,000.00	$1,021.07	$4.18

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—91.4% of Net Assets

Security Description	Shares	Value

Biotechnology—1.7%
Alnylam Pharmaceuticals, Inc. (a)	5,197	$994,758
Intellia Therapeutics, Inc. (a) (b)	118,279	3,606,327
ProKidney Corp. (a) (b)	548,173	975,748
Roivant Sciences Ltd. (a) (b)	1,209,159	13,578,855

		19,155,688

Broadline Retail—6.5%
Etsy, Inc. (a) (b)	68,961	5,589,289
Global-e Online Ltd. (a) (b)	1,696,903	67,248,266

		72,837,555

Capital Markets—0.5%
Coinbase Global, Inc. - Class A (a) (b)	31,679	5,509,612

Chemicals—0.3%
Ginkgo Bioworks Holdings, Inc. (a) (b)	2,213,499	3,740,813

Entertainment—6.1%
ROBLOX Corp. - Class A (a)	1,500,967	68,624,211

Financial Services—12.5%
Adyen NV (a)	33,577	43,284,654
Affirm Holdings, Inc. (a) (b)	1,958,906	96,260,641

		139,545,295

Ground Transportation—0.9%
Grab Holdings Ltd. - Class A (a) (b)	3,022,832	10,186,944

Health Care Equipment & Supplies—0.6%
DexCom, Inc. (a) (b)	28,463	3,531,974
Penumbra, Inc. (a) (b)	10,489	2,638,403

		6,170,377

Health Care Providers & Services—3.6%
Agilon Health, Inc (a) (b)	3,228,625	40,519,244

Health Care Technology—1.6%
Doximity, Inc. - Class A (a) (b)	640,674	17,964,499

Hotels, Restaurants & Leisure—6.7%
DoorDash, Inc. - Class A (a)	751,716	74,337,195

IT Services — 11.7%
Cloudflare, Inc. - Class A (a) (b)	1,086,307	90,445,921
MongoDB, Inc. (a) (b)	98,330	40,202,220

		130,648,141

Leisure Products—1.7%
Peloton Interactive, Inc. - Class A (a) (b)	3,036,079	18,489,721

Life Sciences Tools & Services—1.6%
10X Genomics, Inc. - Class A (a) (b)	312,575	17,491,697

Media—5.4%
Trade Desk, Inc. - Class A (a)	838,168	60,314,569

Pharmaceuticals—4.2%
Royalty Pharma PLC - Class A	1,690,153	47,476,398

Software—20.3%
Aurora Innovation, Inc. (a) (b)	5,559,098	24,293,258
BILL Holdings, Inc. (a) (b)	522,831	42,657,781
Gitlab, Inc. - Class A (a)	510,676	32,152,161
HubSpot, Inc. (a)	10,081	5,852,424
Klaviyo, Inc. - Class A (a) (b)	152,997	4,250,257
MicroStrategy, Inc. - Class A (a) (b)	30,415	19,210,722
Procore Technologies, Inc. (a) (b)	247,720	17,147,179
Samsara, Inc. - Class A (a) (b)	1,587,787	53,000,330
Zscaler, Inc. (a) (b)	128,464	28,462,484

		227,026,596

Specialty Retail—5.5%
Carvana Co. (a) (b)	1,165,940	61,724,865

Total Common Stocks (Cost $1,048,942,313)		1,021,763,420

Convertible Preferred Stocks—2.0%

Software—2.0%
Databricks, Inc. - Series H † (a) (c) (d)	229,833	16,405,480
Databricks, Inc. - Series I † (a) (c) (d)	83,793	5,981,144

Total Convertible Preferred Stocks (Cost $23,047,864)		22,386,624

Escrow Shares—0.0%

Broadline Retail—0.0%
Flipkart Ltd. † (a) (c) (d) (Cost $0)	60,812	24,933

Warrants—0.0%

Chemicals—0.0%
Ginkgo Bioworks Holdings, Inc., Expires 08/01/26 (a) (Cost $348,553)	104,671	11,022

Short-Term Investment—7.0%

Repurchase Agreement—7.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $77,832,053; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $79,366,652.	77,810,439	77,810,439

Total Short-Term Investments (Cost $77,810,439)		77,810,439

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (e)—16.9%

Security Description	Principal Amount*	Value

Certificates of Deposit—1.4%
Barclays Bank PLC 5.710%, SOFR + 0.320%, 06/20/24 (f)	3,000,000	$2,999,991
5.790%, SOFR + 0.400%, 02/14/24 (f)	3,000,000	3,000,846
Mizuho Bank Ltd. 5.790%, SOFR + 0.400%, 04/18/24 (f)	1,000,000	1,000,453
Oversea-Chinese Banking Corp. Ltd. 5.630%, SOFR + 0.240%, 02/09/24 (f)	2,000,000	2,000,208
Royal Bank of Canada 5.880%, FEDEFF PRV + 0.550%, 09/20/24 (f)	3,000,000	3,001,860
Standard Chartered Bank 5.770%, SOFR + 0.370%, 03/12/24 (f)	2,000,000	2,000,828
Westpac Banking Corp. 5.950%, SOFR + 0.550%, 10/11/24 (f)	2,000,000	2,002,478

		16,006,664

Commercial Paper—0.1%
Old Line Funding LLC 5.620%, SOFR + 0.230%, 03/11/24 (f)	1,000,000	1,000,000

Repurchase Agreements—10.5%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $32,944,949; collateralized by various Common Stock with an aggregate market value of $36,671,737.	32,925,010	32,925,010
Barclays Bank PLC Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $3,001,777; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $3,061,678.	3,000,000	3,000,000
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $4,002,422; collateralized by various Common Stock with an aggregate market value of $4,459,247.	4,000,000	4,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/29/23 at 5.870%, due on 07/01/24 with a maturity value of $5,150,826; collateralized by U.S. Treasury Obligations with rates ranging from 0.875% - 3.750%, maturity dates ranging from 05/15/28 - 02/15/32, and various Common Stock with an aggregate market value of $5,100,023.	5,000,000	5,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $14,451,231; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $14,731,580.	14,442,726	14,442,726
National Bank of Canada Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/05/24 with a maturity value of $20,021,194; collateralized by various Common Stock with an aggregate market value of $22,319,784.	20,000,000	20,000,000

Repurchase Agreements—(Continued)
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $21,012,950; collateralized by various Common Stock with an aggregate market value of $23,436,295.	21,000,000	21,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/29/23 at 5.590%, due on 02/02/24 with a maturity value of $13,070,651; collateralized by various Common Stock with an aggregate market value of $14,446,688.	13,000,000	13,000,000
Societe Generale Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $1,300,770; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $1,328,945.	1,300,000	1,300,000
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $1,200,711; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $1,224,000.	1,200,000	1,200,000
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $2,001,204; collateralized by various Common Stock with an aggregate market value of $2,205,722.	2,000,000	2,000,000

		117,867,736

Time Deposits—1.3%
DZ Bank AG (NY) 5.300%, 01/02/24	5,000,000	5,000,000
First Abu Dhabi Bank USA NV 5.320%, 01/02/24	5,000,000	5,000,000
National Bank of Canada 5.370%, OBFR + 0.050%, 01/05/24 (f)	5,000,000	5,000,000

		15,000,000

Mutual Funds—3.6%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (g)	5,000,000	5,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (g)	5,000,000	5,000,000
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (g)	10,000,000	10,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (g)	5,000,000	5,000,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (g)	5,000,000	5,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.320% (g)	5,000,000	5,000,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
STIT-Government & Agency Portfolio, Institutional Class 5.270% (g)	5,000,000	$5,000,000

		40,000,000

Total Securities Lending Reinvestments (Cost $189,867,736)		189,874,400

Total Purchased Options—0.0% (h) (Cost $2,889,666)		445,990
Total Investments—117.3% (Cost $1,342,906,571)		1,312,316,828
Other assets and liabilities (net)—(17.3)%		(193,843,956)

Net Assets—100.0%		$1,118,472,872

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2023, the market value of restricted securities was $22,411,557, which is 2.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $299,054,110 and the collateral received consisted of cash in the amount of $189,867,736 and non-cash collateral with a value of $125,045,041. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2023, these securities represent 2.0% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2023.
(h)	For a breakout of open positions, see details shown in the Purchased Options table that follows.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Databricks, Inc. - Series H	08/31/21	229,833	$16,889,079	$16,405,480
Databricks, Inc. - Series I	09/14/23	83,793	6,158,785	5,981,144
Flipkart Ltd.	08/20/18	60,812	–	24,933

				$22,411,557

Purchased Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
USD Call/CNH Put	CNH	7.428	JPMC	01/17/24	188,118,873	USD	188,118,873	$885,538	$2,634	$(882,904)
USD Call/CNH Put	CNH	7.570	SCB	05/24/24	231,598,790	USD	231,598,790	979,895	242,715	(737,180)
USD Call/CNH Put	CNH	7.790	JPMC	08/12/24	247,399,342	USD	247,399,342	1,024,233	200,641	(823,592)

Totals								$2,889,666	$445,990	$(2,443,676)

Glossary of Abbreviations

Counterparties

(JPMC)—	JPMorgan Chase Bank NA
(SCB)—	Standard Chartered Bank

Currencies

(CNH)—	Chinese Renminbi
(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Biotechnology	$19,155,688	$—	$—	$19,155,688
Broadline Retail	72,837,555	—	—	72,837,555
Capital Markets	5,509,612	—	—	5,509,612
Chemicals	3,740,813	—	—	3,740,813
Entertainment	68,624,211	—	—	68,624,211
Financial Services	96,260,641	43,284,654	—	139,545,295
Ground Transportation	10,186,944	—	—	10,186,944
Health Care Equipment & Supplies	6,170,377	—	—	6,170,377
Health Care Providers & Services	40,519,244	—	—	40,519,244
Health Care Technology	17,964,499	—	—	17,964,499
Hotels, Restaurants & Leisure	74,337,195	—	—	74,337,195
IT Services	130,648,141	—	—	130,648,141
Leisure Products	18,489,721	—	—	18,489,721
Life Sciences Tools & Services	17,491,697	—	—	17,491,697
Media	60,314,569	—	—	60,314,569
Pharmaceuticals	47,476,398	—	—	47,476,398
Software	227,026,596	—	—	227,026,596
Specialty Retail	61,724,865	—	—	61,724,865
Total Common Stocks	978,478,766	43,284,654	—	1,021,763,420
Total Convertible Preferred Stocks*	—	—	22,386,624	22,386,624
Total Escrow Shares*	—	—	24,933	24,933
Total Warrants*	11,022	—	—	11,022
Total Short-Term Investment*	—	77,810,439	—	77,810,439
Securities Lending Reinvestments
Certificates of Deposit	—	16,006,664	—	16,006,664
Commercial Paper	—	1,000,000	—	1,000,000
Repurchase Agreements	—	117,867,736	—	117,867,736
Time Deposits	—	15,000,000	—	15,000,000
Mutual Funds	40,000,000	—	—	40,000,000
Total Securities Lending Reinvestments	40,000,000	149,874,400	—	189,874,400
Total Purchased Options at Value	—	445,990	—	445,990
Total Investments	$1,018,489,788	$271,415,483	$22,411,557	$1,312,316,828

Collateral for Securities Loaned (Liability)	$—	$(189,867,736)	$—	$(189,867,736)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Schedule of Investments as of December 31, 2023

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2022	Purchases	Change in Unrealized Appreciation/ (Depreciation)	Balance as of December 31, 2023	Change in Unrealized Appreciation/ (Depreciation) from Investments Held at December 31, 2023
Convertible Preferred Stocks
Software	$13,789,980	$6,158,785	$2,437,859	$22,386,624	$2,437,859
Escrow Shares
Broadline Retail	24,933	—	—	24,933	—

	$13,814,913	$6,158,785	$2,437,859	$22,411,557	$2,437,859

	Fair Value at December 31, 2023	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Convertible Preferred Stocks
Software	$22,386,624	Market Transaction Method	Precedent Transactions	$65.00	$73.50	$71.38	Increase
Escrow Shares
Broadline Retail	24,933	Liquidation Value	Estimated Distribution Per Share	$0.84	$0.84	$0.84	Increase
			Discount for Lack of Certainty	50.00%	50.00%	50.00%	Decrease

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$1,312,316,828
Cash denominated in foreign currencies (c)	983
Receivable for:
Investments sold	1,430,939
Fund shares sold	151,004
Interest	16,210
Prepaid expenses	3,957

Total Assets	1,313,919,921
Liabilities
Cash collateral for purchased options	510,000
Collateral for securities loaned	189,867,736
Payables for:
Fund shares redeemed	4,082,808
Accrued Expenses:
Management fees	578,038
Distribution and service fees	83,360
Deferred trustees’ fees	183,167
Other expenses	141,940

Total Liabilities	195,447,049

Net Assets	$1,118,472,872

Net Assets Consist of:
Paid in surplus	$2,090,940,509
Distributable earnings (Accumulated losses)	(972,467,637)

Net Assets	$1,118,472,872

Net Assets
Class A	$710,105,141
Class B	395,716,442
Class E	12,651,289
Capital Shares Outstanding*
Class A	124,055,506
Class B	100,695,309
Class E	2,757,432
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$5.72
Class B	3.93
Class E	4.59

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,342,906,571.
(b)	Includes securities loaned at value of $299,054,110.
(c)	Identified cost of cash denominated in foreign currencies was $981.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends	$1,221,153
Interest	1,260,110
Securities lending income	2,969,909

Total investment income	5,451,172
Expenses
Management fees	6,379,977
Administration fees	53,229
Custodian and accounting fees	71,690
Distribution and service fees—Class B	868,737
Distribution and service fees—Class E	16,699
Audit and tax services	54,436
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	87,854
Insurance	6,943
Miscellaneous	21,848

Total expenses	7,654,216
Less management fee waiver	(167,641)

Net expenses	7,486,575

Net Investment Loss	(2,035,403)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(290,225,510)
Purchased options	(2,296,516)
Foreign currency transactions	11,902

Net realized gain (loss)	(292,510,124)

Net change in unrealized appreciation (depreciation) on:
Investments	641,182,300
Purchased options	(1,555,825)
Foreign currency transactions	21

Net change in unrealized appreciation (depreciation)	639,626,496

Net realized and unrealized gain (loss)	347,116,372

Net Increase (Decrease) in Net Assets From Operations	$345,080,969

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(2,035,403)	$(4,575,158)
Net realized gain (loss)	(292,510,124)	(646,451,865)
Net change in unrealized appreciation (depreciation)	639,626,496	(664,275,552)

Increase (decrease) in net assets from operations	345,080,969	(1,315,302,575)

From Distributions to Shareholders
Class A	0	(315,521,675)
Class B	0	(183,041,690)
Class E	0	(6,270,116)
From return of capital
Class A	0	(227,544)
Class B	0	(132,004)
Class E	0	(4,522)

Total distributions	0	(505,197,551)

Increase (decrease) in net assets from capital share transactions	(79,968,529)	622,147,832

Total increase (decrease) in net assets	265,112,440	(1,198,352,294)

Net Assets
Beginning of period	853,360,432	2,051,712,726

End of period	$1,118,472,872	$853,360,432

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	6,297,321	$29,351,798	11,588,433	$92,936,782
Reinvestments	0	0	69,548,286	315,749,219
Redemptions	(16,827,196)	(82,555,407)	(11,126,973)	(87,295,015)

Net increase (decrease)	(10,529,875)	$(53,203,609)	70,009,746	$321,390,986

Class B
Sales	10,018,659	$31,222,854	24,631,020	$149,581,856
Reinvestments	0	0	58,521,947	183,173,694
Redemptions	(16,611,284)	(57,149,967)	(7,001,407)	(37,796,580)

Net increase (decrease)	(6,592,625)	$(25,927,113)	76,151,560	$294,958,970

Class E
Sales	251,321	$972,386	261,940	$1,740,249
Reinvestments	0	0	1,719,079	6,274,638
Redemptions	(471,849)	(1,810,193)	(318,812)	(2,217,011)

Net increase (decrease)	(220,528)	$(837,807)	1,662,207	$5,797,876

Increase (decrease) derived from capital shares transactions		$(79,968,529)		$622,147,832

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022		2021	2020	2019
Net Asset Value, Beginning of Period	$4.05	$22.25		$47.23	$21.87	$18.57

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	(0.02)		(0.12)	(0.14)	(0.03)
Net realized and unrealized gain (loss)	1.68	(13.36)		(2.34)	30.39	7.74

Total income (loss) from investment operations	1.67	(13.38)		(2.46)	30.25	7.71

Less Distributions
Distributions from net realized capital gains	0.00	(4.82)		(22.52)	(4.89)	(4.41)
Distributions from return of capital	0.00	(0.00	)(b)	0.00	0.00	0.00

Total distributions	0.00	(4.82)		(22.52)	(4.89)	(4.41)

Net Asset Value, End of Period	$5.72	$4.05		$22.25	$47.23	$21.87

Total Return (%) (c)	41.23	(62.47)		(10.54)	153.77	40.47 (d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.69	0.68		0.65	0.66	0.68
Net ratio of expenses to average net assets (%) (e)	0.67	0.65		0.62	0.63	0.66
Ratio of net investment income (loss) to average net assets (%)	(0.12)	(0.31)		(0.35)	(0.44)	(0.13)
Portfolio turnover rate (%)	62	47		94	107	97
Net assets, end of period (in millions)	$710.1	$544.8		$1,436.5	$1,759.4	$820.8

	Class B
	Year Ended December 31,
	2023	2022		2021	2020	2019
Net Asset Value, Beginning of Period	$2.79	$18.91		$43.58	$20.48	$17.62

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	(0.03)		(0.17)	(0.20)	(0.08)
Net realized and unrealized gain (loss)	1.15	(11.27)		(1.98)	28.19	7.35

Total income (loss) from investment operations	1.14	(11.30)		(2.15)	27.99	7.27

Less Distributions
Distributions from net realized capital gains	0.00	(4.82)		(22.52)	(4.89)	(4.41)
Distributions from return of capital	0.00	(0.00	)(b)	0.00	0.00	0.00

Total distributions	0.00	(4.82)		(22.52)	(4.89)	(4.41)

Net Asset Value, End of Period	$3.93	$2.79		$18.91	$43.58	$20.48

Total Return (%) (c)	40.86	(62.52)		(10.78)	153.11	40.13 (d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	0.93		0.90	0.91	0.93
Net ratio of expenses to average net assets (%) (e)	0.92	0.90		0.87	0.88	0.91
Ratio of net investment income (loss) to average net assets (%)	(0.37)	(0.54)		(0.60)	(0.68)	(0.39)
Portfolio turnover rate (%)	62	47		94	107	97
Net assets, end of period (in millions)	$395.7	$298.9		$588.7	$773.8	$433.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022		2021	2020	2019
Net Asset Value, Beginning of Period	$3.25	$20.13		$44.91	$20.99	$17.97

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	(0.03)		(0.15)	(0.18)	(0.06)
Net realized and unrealized gain (loss)	1.35	(12.03)		(2.11)	28.99	7.49

Total income (loss) from investment operations	1.34	(12.06)		(2.26)	28.81	7.43

Less Distributions
Distributions from net realized capital gains	0.00	(4.82)		(22.52)	(4.89)	(4.41)
Distributions from return of capital	0.00	(0.00	)(b)	0.00	0.00	0.00

Total distributions	0.00	(4.82)		(22.52)	(4.89)	(4.41)

Net Asset Value, End of Period	$4.59	$3.25		$20.13	$44.91	$20.99

Total Return (%) (c)	41.23	(62.53)		(10.69)	153.37	40.25 (d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.83		0.80	0.81	0.83
Net ratio of expenses to average net assets (%) (e)	0.82	0.80		0.77	0.78	0.81
Ratio of net investment income (loss) to average net assets (%)	(0.27)	(0.46)		(0.50)	(0.59)	(0.29)
Portfolio turnover rate (%)	62	47		94	107	97
Net assets, end of period (in millions)	$12.7	$9.7		$26.5	$38.2	$16.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes gains from settlement of security litigations; excluding these gains, the total return for Class A, Class B and Class E would have been 40.28%, 39.92% and 40.05%, respectively for the year ended December 31, 2019.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Morgan Stanley Discovery Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-14

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP.

BHFTI-15

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purpose Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction (each a “Transaction”). If the Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that: a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $77,810,439. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $117,867,736. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio

BHFTI-16

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Investments in Derivative Instruments

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period or on a specified date. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. When the Portfolio owns the underlying instrument, writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument. Options can also be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option on an underlying instrument that the Portfolio owns is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will

BHFTI-17

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Investments at market value (a)	$445,990

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
JPMorgan Chase Bank NA	$203,275	$—	$(203,275)	$—
Standard Chartered Bank	242,715	—	(240,000)	2,715

	$445,990	$—	$(443,275)	$2,715

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Statement of Operations Location-Net Realized Gain (Loss)	Foreign Exchange
Purchased options	$(2,296,516)

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Purchased options	$(1,555,825)

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$711,604,389

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local,

BHFTI-18

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-19

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$577,154,104	$0	$685,269,840

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$6,379,977	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Morgan Stanley Investment Management Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $200 million
0.050%	Over $850 million

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

BHFTI-20

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$1,353,974,510

Gross unrealized appreciation	200,069,382
Gross unrealized (depreciation)	(241,727,066)

Net unrealized appreciation (depreciation)	$(41,657,684)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2023	2022	2023	2022	2023	2022	2023	2022
$—	$73,386,212	$—	$431,447,269	$—	$364,070	$—	$505,197,551

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$—	$(41,657,680)	$(930,626,789)	$(972,284,469)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had accumulated short-term capital losses of $275,849,981 and accumulated long-term capital losses of $654,776,808.

9. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-21

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Morgan Stanley Discovery Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Morgan Stanley Discovery Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-24

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-25

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-26

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Morgan Stanley Discovery Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Morgan Stanley Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board also noted that the Portfolio underperformed its benchmark, the Russell Midcap Growth Index, for the one-, three-, and five-year periods ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTI-27

Brighthouse Funds Trust I

Morgan Stanley Discovery Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-28

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Managed By PanAgora Asset Management, Inc

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class B shares of the PanAgora Global Diversified Risk Portfolio returned 4.71%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 12.70%.

MARKET ENVIRONMENT / CONDITIONS

Looking back to June 2022, the Fed Funds rate was 1.75%, following a 0.75% increase to address the recent 9.1% annual gain in Consumer Price Index (“CPI”)-based inflation, and the U.S. unemployment rate was at a cyclical low of 3.6%. By the end of 2023, the Fed Funds rate had risen to 5.5%, while the CPI was at 3.1%. Many economists and investors might have expected the sharp increase in the cost of borrowing, necessary to reduce inflation from over 9% to 3%, to cause severe economic damage. However, by the close of 2023, the U.S. unemployment rate had only risen to 3.7%, several global stock markets had reached record highs, the benchmark U.S. 10-year yield ended the year unchanged, and U.S. consumers were in their best financial position in a generation. Considering these developments, it is fair to say that the most significant story of the year was the impressive resilience of the U.S. economy.

The journey of inflation from 9.0% to 3.0% was fraught with economic and geopolitical challenges. Some of these included the U.S. regional banking crisis in March, which saw the significant failure of three banks (First Republic, Silicon Valley Bank, and Signature Bank), holding more inflation-adjusted assets than all the banks that collapsed in the Global Financial Crisis of 2008. Additionally, the demise of Credit Suisse, a 166-year-old institution acquired by its chief Swiss rival, UBS, for 3 billion Swiss francs, and a debt ceiling panic in the U.S. caused disruptions in the supply and demand dynamics of the U.S. government security market. Furthermore, there was a significant political shift in the U.S. when speaker Kevin McCarthy was ousted by his own party members. Geopolitically, the Russian war in Ukraine continued, and a new conflict erupted in the Middle East in October between Hamas militants and Israel, drawing in major powers to the conflict on both sides.

In 2023, despite the challenges, equity markets had a remarkable year. The S&P 500 Index gained over 26.0%, largely driven by major technology-oriented companies such as Microsoft, Apple, NVIDIA, Amazon, Alphabet, and Meta, which accounted for over 50% of the Index’s returns. By the end of the year, these six companies collectively held more market capitalization in the MSCI All-Country World Index than the combined sum of Japan, U.K., China, and France. U.S. small cap stocks struggled over most of the year but gained huge momentum into year-end. While the Russell 2000 Index finished the year up 16.9%, between November and December, the small cap index cumulatively gained 22.4%. Non-U.S. equity markets also witnessed gains, with the MSCI EAFE Index and MSCI Emerging Markets Index up 18.2% and 9.8%, respectively. The emerging markets were more mixed with India, Brazil and Mexico all posting large gains, while Chinese equities continued to struggle, finishing 2023 lower by 11.1%.

Investors entered the year with justified skepticism and discounted the likelihood of a soft economic landing. However, newer data suggested that the economy experienced what is being termed as an “immaculate disinflation”—a significant reduction in inflation without a decline in economic growth. While equity investors remained far more concerned with economic growth expectations, government interest rate investors watched inflation developments closely. Bonds sold off across the world as interest rates climbed throughout the year, then bottomed out early in the fourth quarter before rallying on the back of the prospect of central bank rates having peaked. That pattern was consistent with prior monetary policy tightening cycles, where rates peak around the time of the last rate hike. After peaking at 4.98% in early October, the yield on the benchmark U.S. 10-year note declined by 0.71% during the fourth quarter as prices rose and ended 2023 where it began the year at 3.88%. The bond market rally in the fourth quarter helped the FTSE U.S. Treasury Index and FTSE World Government Bond ex-U.S. (Hedged) Index finish 2023 with gains of 4.3% and 5.1%, respectively.

In terms of commodities, energy markets remained oversupplied throughout 2023, which put downward pressure on oil prices. The Organization of the Petroleum Exporting Countries (“OPEC+”) announced production cuts three times in 2023; the first in April reduced production by around 1.16 million barrels per day, the second in June saw OPEC+ members extend crude oil production cuts through 2024, and the third in late November limited global crude oil supplies. Industrial metals suffered over the twelve-month period on global demand concerns and over-supply in key metals such as Zinc. Precious metals, on the other hand, particularly gold, finished 2023 with healthy gains. Gold ended the year near an all-time high in U.S. dollar terms. Its strength towards the end of year reflected the increased optimism of investors that interest rates would be come down in 2024, which increased its appeal to investors. The more heavily energy-weighted S&P GSCI Index was down 9.1% for 2023, while the more balanced Bloomberg Commodity Index was down 12.6%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The PanAgora Global Diversified Risk Portfolio investment philosophy is centered on the belief that risk diversification is the key to generating better risk-adjusted returns and avoiding risk concentration within a portfolio is the best way to achieve true diversification. The Portfolio seeks to accomplish this by evaluating risk across and within asset classes using proprietary risk assessment and management techniques, including an approach to tactical risk management called Dynamic Risk Allocation. The Portfolio targets a neutral risk allocation of 40% equities, 40% nominal fixed income and 20% inflation protection.

During the twelve-month period, equities and inflation protected assets contributed positively while nominal fixed income detracted.

BHFTI-1

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Managed By PanAgora Asset Management, Inc

Portfolio Manager Commentary*—(Continued)

Within equities, each of the sub-asset classes contributed to overall performance for the period. Equities were the top performing asset class, especially in the U.S., as investors became increasingly comfortable with the Federal Reserve’s (the “Fed”) ability to engineer its soft-landing scenario and earnings growth reaccelerated after bottoming earlier in 2023. For inflation protected assets, the positive contribution from inflation-linked bonds (“ILBs”) offset the slight negative contribution from commodities. After exhibiting close to flat performance for the first nine months of the year, the decline in longer-term yields observed in the fourth quarter helped boost the price of ILBs. Commodity markets trended lower throughout the year. Losses were spread across the commodity complex, with precious metals as the only positive performer across the major sectors. Although rallying considerably in the fourth quarter as yields declined and prices rose, nominal fixed income proved to be the largest detractor from overall Portfolio performance. U.S. government debt was the worst performing sub-asset class for the twelve-month period followed by international government debt. Investment grade credit modestly contributed as credit markets witnessed some of the most impressive gains in the fourth quarter as corporate bonds closed the period at its tightest spread in over eighteen months.

On average, the Portfolio maintained an overweight position to equities and underweight positions to nominal fixed income and inflation protected assets relative to the Portfolio’s strategic (neutral) risk targets. For the twelve-month period, this active positioning contributed in aggregate to overall Portfolio performance.

The Portfolio invests in derivatives, such as exchange-traded futures within the equity, fixed income and commodities asset classes, and swaps on futures within fixed income and commodities. The Portfolio invests in derivatives in order to gain exposure to certain asset classes. All derivatives used during the period performed as expected.

At the end of the period, the Portfolio maintained its overweight position to equities and underweight positions to nominal fixed income and inflation protected assets relative to the strategic risk targets.

Within equities, the Portfolio was overweight U.S. large cap and non-U.S. developed markets and underweight U.S. small cap and emerging markets. Within nominal fixed income, the Portfolio was underweight U.S. government debt and international government debt and overweight investment grade credit. Within inflation protected assets, the Portfolio was underweight commodities and overweight ILBs.

Edward Qian

Bryan Belton

Jonathan Beaulieu

Portfolio Managers

PanAgora Asset Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	Since Inception[1]
PanAgora Global Diversified Risk Portfolio
Class B	4.71	2.47	2.75
Dow Jones Moderate Portfolio Index	12.70	6.89	5.58

1 Inception date of Class B shares is 4/14/2014. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	60.8
Global Developed Equities	35.1
Global Inflation-Linked Bonds	9.1
Global Emerging Equities	6.1
Commodities - Production Weighted	2.4

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

BHFTI-3

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PanAgora Global Diversified Risk Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class B (a)	Actual	0.90%	$1,000.00	$1,019.00	$4.58
	Hypothetical*	0.90%	$1,000.00	$1,020.67	$4.58

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—15.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.2%
CAE, Inc. (a)	11,507	$248,368
Dassault Aviation SA	1,458	288,501
Elbit Systems Ltd.	5,168	1,095,301
Kongsberg Gruppen ASA	18,269	836,269
MTU Aero Engines AG	539	116,172
Rolls-Royce Holdings PLC (a)	111,792	425,748
Safran SA	2,140	377,505
Thales SA	1,394	206,167

		3,594,031

Air Freight & Logistics—0.0%
Nippon Express Holdings, Inc.	2,900	164,559

Automobile Components—0.1%
Aisin Corp.	6,700	233,444
Bridgestone Corp.	7,800	322,142
Cie Generale des Etablissements Michelin SCA	17,088	614,023
Continental AG	2,460	209,224
Denso Corp.	12,400	185,987
Sumitomo Electric Industries Ltd.	17,800	225,907

		1,790,727

Automobiles—0.1%
Bayerische Motoren Werke AG	2,385	265,269
Ferrari NV	365	123,019
Honda Motor Co. Ltd.	63,600	657,431
Isuzu Motors Ltd.	32,200	413,104
Renault SA	9,755	399,155
Stellantis NV (Milan-Traded Shares)	6,854	160,511
Subaru Corp.	17,900	326,653
Toyota Motor Corp.	15,600	286,366

		2,631,508

Banks—0.5%
ABN AMRO Bank NV (GDR)	9,677	145,402
AIB Group PLC	88,223	377,504
Banco Bilbao Vizcaya Argentaria SA	20,631	187,976
Bank Hapoalim BM	16,973	152,084
Bank Leumi Le-Israel BM	17,078	137,269
Bank of Ireland Group PLC	49,001	444,170
Bank of Montreal	2,066	204,425
Bank of Nova Scotia	5,567	270,987
BOC Hong Kong Holdings Ltd.	157,000	424,839
CaixaBank SA	69,183	284,681
Canadian Imperial Bank of Commerce	3,482	167,655
Chiba Bank Ltd.	25,700	185,294
Commonwealth Bank of Australia	2,217	168,476
Concordia Financial Group Ltd.	40,400	184,258
Credit Agricole SA	26,012	369,095
DNB Bank ASA	14,344	304,734
Erste Group Bank AG	18,530	751,822
FinecoBank Banca Fineco SpA	16,195	243,325
Hang Seng Bank Ltd.	20,000	232,364
HSBC Holdings PLC	22,205	179,352
Israel Discount Bank Ltd. - Class A	66,182	330,302

Banks—(Continued)
Japan Post Bank Co. Ltd.	37,600	382,758
KBC Group NV	2,797	181,483
Mitsubishi UFJ Financial Group, Inc.	36,000	309,805
Mizrahi Tefahot Bank Ltd.	4,642	179,455
Mizuho Financial Group, Inc.	13,250	226,618
NatWest Group PLC	44,359	123,804
Resona Holdings, Inc.	47,700	241,569
Royal Bank of Canada	2,710	274,058
Shizuoka Financial Group, Inc.	43,800	370,541
Skandinaviska Enskilda Banken AB - Class A	10,076	138,699
Societe Generale SA	5,443	145,116
Sumitomo Mitsui Financial Group, Inc.	7,000	340,971
Sumitomo Mitsui Trust Holdings, Inc.	14,600	279,994
Swedbank AB - A Shares	10,206	206,209
Toronto-Dominion Bank	3,657	236,302

		9,383,396

Beverages—0.3%
Anheuser-Busch InBev SA	7,477	483,062
Asahi Group Holdings Ltd.	18,700	696,026
Budweiser Brewing Co. APAC Ltd.	207,800	387,956
Carlsberg AS - Class B	5,240	656,780
Coca-Cola Europacific Partners PLC	2,655	177,195
Coca-Cola HBC AG	22,371	656,671
Davide Campari-Milano NV	45,537	513,570
Diageo PLC	10,115	367,318
Heineken Holding NV	5,075	430,197
Heineken NV	3,983	405,251
Kirin Holdings Co. Ltd.	22,800	333,818
Pernod Ricard SA	1,307	231,117
Remy Cointreau SA	3,381	429,565
Suntory Beverage & Food Ltd.	14,000	461,218
Treasury Wine Estates Ltd.	59,626	436,731

		6,666,475

Biotechnology—0.1%
Argenx SE (a)	1,224	465,132
Genmab AS (a)	1,386	441,485
Grifols SA (a)	50,266	861,524
Swedish Orphan Biovitrum AB (a)	24,889	659,240

		2,427,381

Broadline Retail—0.2%
Canadian Tire Corp. Ltd. - Class A	6,458	685,838
Dollarama, Inc.	4,255	306,637
Global-e Online Ltd. (a)	27,114	1,074,528
Next PLC	2,457	253,638
Pan Pacific International Holdings Corp.	43,600	1,037,661
Prosus NV	8,406	250,643
Rakuten Group, Inc.	31,100	138,187

		3,747,132

Building Products—0.1%
AGC, Inc.	12,700	470,689
Assa Abloy AB - Class B	828	23,854

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Building Products—(Continued)
Kingspan Group PLC	10,294	$889,633
Rockwool AS - B Shares	543	158,849
TOTO Ltd.	6,600	173,768
Xinyi Glass Holdings Ltd.	59,000	66,078

		1,782,871

Capital Markets—0.2%
3i Group PLC	9,488	292,062
Amundi SA	10,403	711,431
Brookfield Asset Management Ltd. - Class A	899	36,108
Brookfield Corp.	3,596	144,242
Deutsche Boerse AG	1,113	229,152
Hargreaves Lansdown PLC	33,289	310,187
Hong Kong Exchanges & Clearing Ltd.	6,000	205,291
IGM Financial, Inc.	4,548	120,166
Japan Exchange Group, Inc.	12,600	265,843
Julius Baer Group Ltd.	1,910	107,323
London Stock Exchange Group PLC	2,345	277,211
Onex Corp.	2,573	179,676
Singapore Exchange Ltd.	22,200	165,017
St. James’s Place PLC	39,577	343,700
TMX Group Ltd.	23,240	562,124
UBS Group AG	7,179	222,971

		4,172,504

Chemicals—0.6%
Air Liquide SA	1,799	349,962
Akzo Nobel NV	2,828	233,665
Arkema SA	5,632	640,654
Asahi Kasei Corp.	23,200	171,671
Chr Hansen Holding AS	11,219	940,506
Clariant AG	23,493	347,755
Covestro AG (a)	6,438	374,462
Croda International PLC	4,021	258,399
DSM-Firmenich AG	1,713	174,412
EMS-Chemie Holding AG	351	284,299
Givaudan SA	141	586,566
ICL Group Ltd.	153,123	770,666
JSR Corp.	7,100	202,273
Mitsubishi Chemical Group Corp.	40,300	246,257
Mitsui Chemicals, Inc.	500	14,786
Nippon Paint Holdings Co. Ltd.	21,675	174,671
Nippon Sanso Holdings Corp.	11,100	296,005
Nissan Chemical Corp.	4,900	190,762
Nitto Denko Corp.	2,700	201,298
Novozymes AS - B Shares	10,318	568,111
Nutrien Ltd.	3,998	225,237
OCI NV	7,389	214,812
Orica Ltd.	43,374	469,924
Shin-Etsu Chemical Co. Ltd.	6,500	271,610
Sika AG	1,094	357,447
Solvay SA	6,011	184,073
Sumitomo Chemical Co. Ltd.	52,700	128,371
Syensqo SA (a)	6,011	625,495
Symrise AG	3,177	349,444
Toray Industries, Inc.	36,900	192,064

Chemicals—(Continued)
Tosoh Corp.	13,100	166,958
Umicore SA	38,331	1,053,469
Yara International ASA	14,968	531,858

		11,797,942

Commercial Services & Supplies—0.1%
Brambles Ltd.	33,059	306,097
Dai Nippon Printing Co. Ltd.	22,300	658,013
RB Global, Inc.	7,135	477,462
Rentokil Initial PLC	41,365	234,925
Securitas AB - B Shares	14,937	146,580
TOPPAN Holdings, Inc.	7,600	211,455

		2,034,532

Communications Equipment—0.1%
Nokia OYJ	256,053	879,700
Telefonaktiebolaget LM Ericsson - B Shares	191,182	1,208,185

		2,087,885

Construction & Engineering—0.1%
ACS Actividades de Construccion y Servicios SA	9,639	427,852
Ferrovial SE	7,239	264,261
Obayashi Corp.	17,800	153,685
Shimizu Corp.	25,700	170,765
WSP Global, Inc.	3,379	473,654

		1,490,217

Construction Materials—0.1%
CRH PLC	10,173	701,043
Heidelberg Materials AG	2,883	257,591
Holcim AG	8,408	660,261

		1,618,895

Consumer Finance—0.0%
Isracard Ltd.	1	2

Consumer Staples Distribution & Retail—0.5%
Aeon Co. Ltd.	22,400	499,766
Alimentation Couche-Tard, Inc.	10,304	606,785
Carrefour SA	15,871	290,473
Coles Group Ltd.	42,499	465,663
Empire Co. Ltd. - Class A	14,251	376,965
Endeavour Group Ltd.	74,002	262,263
George Weston Ltd.	4,806	596,647
HelloFresh SE (a)	28,878	457,412
J Sainsbury PLC	170,804	657,407
Jeronimo Martins SGPS SA	47,811	1,215,665
Kesko OYJ - B Shares	32,375	641,621
Kobe Bussan Co. Ltd.	10,700	315,772
Koninklijke Ahold Delhaize NV	5,818	167,049
Loblaw Cos. Ltd.	7,992	773,717
MatsukiyoCocokara & Co.	22,800	402,985
Metro, Inc.	5,789	299,662
Ocado Group PLC (a)	23,237	223,270
Seven & i Holdings Co. Ltd.	12,600	499,024

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Consumer Staples Distribution & Retail—(Continued)
Tesco PLC	134,156	$496,251

		9,248,397

Containers & Packaging—0.1%
CCL Industries, Inc. - Class B	4,654	209,299
Smurfit Kappa Group PLC	24,645	971,549

		1,180,848

Distributors—0.0%
D’ieteren Group	4,665	912,531

Diversified Consumer Services—0.0%
Pearson PLC	62,852	771,755

Diversified REITs—0.0%
Covivio SA	1,553	83,935
Daiwa House REIT Investment Corp.	9	16,047
Mirvac Group	148,690	210,586
Nomura Real Estate Master Fund, Inc.	306	357,407

		667,975

Diversified Telecommunication Services—1.0%
BT Group PLC	408,264	641,307
Cellnex Telecom SA (a)	10,463	413,406
Deutsche Telekom AG	33,787	811,370
Elisa OYJ	28,277	1,311,345
HKT Trust & HKT Ltd.	1,990,000	2,380,413
Infrastrutture Wireless Italiane SpA	45,657	578,296
Koninklijke KPN NV	360,206	1,240,020
Nippon Telegraph & Telephone Corp.	1,289,500	1,574,341
Orange SA	120,724	1,373,411
Singapore Telecommunications Ltd.	830,900	1,552,736
Spark New Zealand Ltd.	655,781	2,148,096
Swisscom AG	4,941	2,973,285
Telefonica SA	165,496	649,854
Telenor ASA	68,124	782,326
Telia Co. AB	352,549	899,287
Telstra Group Ltd.	110,275	297,132
TELUS Corp.	771	13,720

		19,640,345

Electric Utilities—1.0%
Acciona SA	2,825	417,213
BKW AG	15,034	2,675,408
Chubu Electric Power Co., Inc.	105,500	1,361,271
CK Infrastructure Holdings Ltd.	164,165	912,135
CLP Holdings Ltd.	53,500	440,974
EDP - Energias de Portugal SA	237,675	1,200,803
Elia Group SA	9,277	1,161,380
Emera, Inc.	12,898	489,619
Endesa SA	15,075	307,351
Enel SpA	41,848	311,482
Fortis, Inc.	8,904	366,293
Fortum OYJ	68,479	993,754
Hydro One Ltd.	23,153	693,690

Electric Utilities—(Continued)
Iberdrola SA	29,000	379,265
Kansai Electric Power Co., Inc.	126,100	1,670,029
Mercury NZ Ltd.	90,973	379,566
Origin Energy Ltd.	53,158	306,794
Orsted AS	26,538	1,465,358
Power Assets Holdings Ltd.	94,000	544,189
Redeia Corp. SA	15,619	257,433
SSE PLC	31,655	746,773
Terna - Rete Elettrica Nazionale	53,134	443,330
Tokyo Electric Power Co. Holdings, Inc. (a)	174,000	908,325
Verbund AG	11,820	1,098,914

		19,531,349

Electrical Equipment—0.0%
ABB Ltd.	881	39,151
Fuji Electric Co. Ltd.	8,900	381,316
Prysmian SpA	4,816	219,569
Vestas Wind Systems AS (a)	6,149	195,483

		835,519

Electronic Equipment, Instruments & Components—0.3%
Azbil Corp.	7,300	240,578
Halma PLC	18,234	529,783
Hamamatsu Photonics KK	6,000	245,939
Hexagon AB - B Shares	65,198	785,512
Hirose Electric Co. Ltd.	3,110	351,474
Ibiden Co. Ltd.	6,600	363,586
Keyence Corp.	652	285,800
Kyocera Corp.	44,000	639,566
Murata Manufacturing Co. Ltd.	11,700	247,091
Omron Corp.	4,000	185,734
Shimadzu Corp.	14,700	409,626
TDK Corp.	11,319	536,565
Yokogawa Electric Corp.	13,300	252,636

		5,073,890

Energy Equipment & Services—0.0%
Tenaris SA	41,829	727,296

Entertainment—0.3%
Bollore SE	120,828	756,659
Capcom Co. Ltd.	21,600	697,483
Koei Tecmo Holdings Co. Ltd.	51,060	580,987
Konami Group Corp.	11,400	594,755
Nexon Co. Ltd.	16,600	301,476
Nintendo Co. Ltd.	14,610	763,462
Sea Ltd. (ADR) (a)	12,290	497,745
Square Enix Holdings Co. Ltd.	11,900	426,426
Toho Co. Ltd.	16,100	543,603
Universal Music Group NV	16,323	466,122

		5,628,718

Financial Services—0.1%
Adyen NV (a)	57	73,480
Edenred SE	4,628	277,880

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Financial Services—(Continued)
EXOR NV	3,215	$322,306
Mitsubishi HC Capital, Inc.	31,200	209,218
Nexi SpA (a)	35,367	289,974
ORIX Corp.	1,700	31,852
Sofina SA	972	241,897
Washington H Soul Pattinson & Co. Ltd.	3,853	85,995

		1,532,602

Food Products—0.7%
Ajinomoto Co., Inc.	33,100	1,279,186
Associated British Foods PLC	29,829	899,163
Barry Callebaut AG	441	745,299
Chocoladefabriken Lindt & Spruengli AG	9	1,091,467
Danone SA	4,466	289,670
JDE Peet’s NV	21,557	580,397
Kerry Group PLC - Class A	12,269	1,064,089
Kikkoman Corp.	8,300	506,766
MEIJI Holdings Co. Ltd.	37,200	882,170
Mowi ASA	14,868	266,190
Nestle SA	7,164	829,143
Nissin Foods Holdings Co. Ltd.	31,500	1,098,395
Salmar ASA	11,961	669,472
Saputo, Inc.	16,806	340,293
WH Group Ltd.	1,757,603	1,133,680
Wilmar International Ltd.	369,100	996,015
Yakult Honsha Co. Ltd.	19,400	435,041

		13,106,436

Gas Utilities—0.5%
AltaGas Ltd.	28,672	601,981
APA Group	81,652	474,245
Enagas SA	11,322	191,016
Hong Kong & China Gas Co. Ltd.	800,270	615,636
Naturgy Energy Group SA	10,000	298,226
Osaka Gas Co. Ltd.	158,000	3,297,744
Snam SpA	78,165	402,320
Tokyo Gas Co. Ltd.	129,000	2,957,238

		8,838,406

Ground Transportation—0.2%
Aurizon Holdings Ltd.	124,519	321,594
Canadian National Railway Co.	3,816	479,646
Canadian Pacific Kansas City Ltd.	6,019	476,233
Central Japan Railway Co.	9,500	240,876
East Japan Railway Co.	2,700	155,325
Hankyu Hanshin Holdings, Inc.	8,400	267,003
Keisei Electric Railway Co. Ltd.	6,600	310,589
Kintetsu Group Holdings Co. Ltd.	11,300	357,735
MTR Corp. Ltd.	48,000	187,143
Odakyu Electric Railway Co. Ltd.	900	13,700
TFI International, Inc.	3,547	482,481
Tobu Railway Co. Ltd.	16,800	450,072
Tokyu Corp.	25,400	309,484
West Japan Railway Co.	4,700	195,725

		4,247,606

Health Care Equipment & Supplies—0.4%
Alcon, Inc.	9,482	742,787
Asahi Intecc Co. Ltd.	13,000	263,541
BioMerieux	3,920	436,706
Carl Zeiss Meditec AG	2,979	325,098
Cochlear Ltd.	1,350	274,302
Coloplast AS - Class B	6,489	741,876
Demant AS (a)	12,077	530,932
DiaSorin SpA	3,010	310,404
EssilorLuxottica SA	1,407	282,801
Getinge AB - B Shares	9,584	213,771
Hoya Corp.	2,900	360,671
Koninklijke Philips NV	23,306	544,292
Olympus Corp.	15,500	223,689
Siemens Healthineers AG	7,171	416,712
Smith & Nephew PLC	51,893	710,386
Sonova Holding AG	1,811	592,212
Straumann Holding AG	3,770	609,883
Sysmex Corp.	4,862	270,161
Terumo Corp.	11,400	371,999

		8,222,223

Health Care Providers & Services—0.1%
Amplifon SpA	15,888	551,381
EBOS Group Ltd.	27,383	614,251
Fresenius SE & Co. KGaA	13,123	407,321
NMC Health PLC (a) (b) (c)	1,427	0
Ramsay Health Care Ltd.	14,367	513,765
Sonic Healthcare Ltd.	22,139	483,303

		2,570,021

Health Care Technology—0.0%
M3, Inc.	22,141	364,623

Hotels, Restaurants & Leisure—0.3%
Accor SA	16,878	645,569
Amadeus IT Group SA	2,448	175,571
Compass Group PLC	9,513	259,942
Delivery Hero SE (a)	4,885	134,891
Entain PLC	14,254	180,047
Flutter Entertainment PLC (a)	5,862	1,032,361
Galaxy Entertainment Group Ltd.	84,000	469,497
Genting Singapore Ltd.	1,015,000	770,492
InterContinental Hotels Group PLC	4,274	386,022
La Francaise des Jeux SAEM	12,565	456,113
Lottery Corp. Ltd.	75,512	248,461
McDonald’s Holdings Co. Japan Ltd.	14,100	610,717
Oriental Land Co. Ltd.	10,000	371,421
Sands China Ltd. (a)	104,000	303,493
Sodexo SA	3,277	360,762
Whitbread PLC	7,204	334,672

		6,740,031

Household Durables—0.1%
Barratt Developments PLC	30,881	220,899
Berkeley Group Holdings PLC	4,419	263,293

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—(Continued)
Iida Group Holdings Co. Ltd.	2,000	$29,856
Open House Group Co. Ltd.	3,900	115,257
SEB SA	7,101	886,690
Sekisui Chemical Co. Ltd.	12,100	174,024
Sekisui House Ltd.	12,000	265,880
Sony Group Corp.	2,700	255,838

		2,211,737

Household Products—0.1%
Essity AB - Class B	24,624	610,213
Henkel AG & Co. KGaA	12,549	900,153
Reckitt Benckiser Group PLC	8,208	566,268
Unicharm Corp.	17,100	617,764

		2,694,398

Independent Power and Renewable Electricity Producers—0.2%
EDP Renovaveis SA	49,944	1,028,221
Meridian Energy Ltd.	297,851	1,043,390
RWE AG	19,021	864,800

		2,936,411

Industrial Conglomerates—0.1%
CK Hutchison Holdings Ltd.	75,000	403,677
DCC PLC	2,210	162,168
Hitachi Ltd.	2,900	209,587
Jardine Cycle & Carriage Ltd.	30,100	676,757
Jardine Matheson Holdings Ltd.	12,200	502,187
Keppel Corp. Ltd.	84,500	451,798
Siemens AG	1,330	249,468
Smiths Group PLC	11,870	266,352

		2,921,994

Industrial REITs—0.1%
CapitaLand Ascendas REIT	110,100	252,102
GLP J-REIT	341	339,029
Mapletree Logistics Trust	517,000	679,477
Nippon Prologis REIT, Inc.	15	28,867
Segro PLC	13,306	149,770

		1,449,245

Insurance—0.4%
Admiral Group PLC	6,107	208,614
Ageas SA	5,312	230,957
AIA Group Ltd.	42,000	364,787
Baloise Holding AG	1,325	207,726
Dai-ichi Life Holdings, Inc.	8,200	174,089
Fairfax Financial Holdings Ltd.	368	339,522
Gjensidige Forsikring ASA	39,514	728,818
Hannover Rueck SE	1,069	255,420
iA Financial Corp., Inc.	3,320	226,328
Insurance Australia Group Ltd.	77,212	297,479
Intact Financial Corp.	1,865	286,932
Japan Post Holdings Co. Ltd.	34,400	307,001
Japan Post Insurance Co. Ltd.	8,000	142,036
Manulife Financial Corp.	15,810	349,358

Insurance—(Continued)
Medibank Pvt Ltd.	151,817	367,909
MS&AD Insurance Group Holdings, Inc.	7,400	290,413
NN Group NV	2,183	86,360
Poste Italiane SpA	28,976	328,750
Prudential PLC	8,824	99,333
Sampo OYJ - A Shares	3,212	140,568
Sompo Holdings, Inc.	4,100	200,204
Suncorp Group Ltd.	22,084	207,932
Swiss Life Holding AG	240	166,847
Swiss Re AG	1,951	219,434
T&D Holdings, Inc.	10,700	169,811
Tokio Marine Holdings, Inc.	12,600	314,564
Tryg AS	6,726	146,285
Zurich Insurance Group AG	304	158,934

		7,016,411

Interactive Media & Services—0.2%
Auto Trader Group PLC	83,375	765,567
LY Corp.	147,000	519,739
REA Group Ltd.	2,351	289,315
Scout24 SE	20,594	1,457,045
SEEK Ltd.	26,506	480,912

		3,512,578

IT Services—0.2%
Bechtle AG	8,202	410,965
Capgemini SE	1,087	227,393
CGI, Inc. (a)	3,195	342,274
Fujitsu Ltd.	1,400	211,352
NEC Corp.	15,800	932,340
Nomura Research Institute Ltd.	10,400	301,347
NTT Data Group Corp.	15,300	216,076
Obic Co. Ltd.	1,800	309,103
Otsuka Corp.	9,000	370,136
SCSK Corp.	13,600	269,258
Shopify, Inc. - Class A (a)	1,324	103,078
TIS, Inc.	12,900	283,676
Wix.com Ltd. (a)	2,108	259,326

		4,236,324

Leisure Products—0.0%
Bandai Namco Holdings, Inc.	10,083	201,576
Shimano, Inc.	1,400	216,116
Yamaha Corp.	12,400	285,839

		703,531

Life Sciences Tools & Services—0.1%
Bachem Holding AG	5,290	409,833
Eurofins Scientific SE	7,531	492,739
Lonza Group AG	1,039	437,125
Qiagen NV (a)	13,019	566,435
Sartorius Stedim Biotech	1,040	276,226

		2,182,358

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—0.2%
Alfa Laval AB	8,741	$350,725
Daifuku Co. Ltd.	7,800	157,173
Daimler Truck Holding AG	6,391	239,998
GEA Group AG	4,611	191,909
Hitachi Construction Machinery Co. Ltd.	9,800	258,763
Husqvarna AB - B Shares	15,232	125,559
Knorr-Bremse AG	2,412	156,464
Komatsu Ltd.	12,300	320,440
Kone OYJ - Class B	3,199	160,086
Makita Corp.	5,900	162,254
MISUMI Group, Inc.	5,600	94,447
Mitsubishi Heavy Industries Ltd.	5,400	314,213
Rational AG	377	291,266
Sandvik AB	4,506	97,527
Schindler Holding AG	1,240	294,373
Seatrium Ltd. (a)	1,612,685	143,965
Spirax-Sarco Engineering PLC	1,231	164,439
Wartsila OYJ Abp	21,923	319,333
Yaskawa Electric Corp.	11,900	494,571

		4,337,505

Marine Transportation—0.0%
AP Moller - Maersk AS - Class A	92	163,190
Nippon Yusen KK	5,100	158,059

		321,249

Media—0.1%
Dentsu Group, Inc.	15,200	388,858
Informa PLC	48,650	482,987
Publicis Groupe SA	6,251	581,309
Vivendi SE	88,388	946,598
WPP PLC	40,341	383,482

		2,783,234

Metals & Mining—0.4%
Agnico Eagle Mines Ltd.	7,423	406,989
Anglo American PLC	7,138	179,115
Antofagasta PLC	20,750	443,875
ArcelorMittal SA	13,341	378,342
Barrick Gold Corp.	8,568	154,800
BHP Group Ltd.	10,438	357,820
BHP Group Ltd. - Class DI	597	20,427
BlueScope Steel Ltd.	19,468	309,826
Boliden AB	10,935	341,150
First Quantum Minerals Ltd.	8,075	66,121
Franco-Nevada Corp.	3,056	338,500
Glencore PLC	61,350	368,053
Ivanhoe Mines Ltd. - Class A (a)	23,597	228,838
JFE Holdings, Inc.	13,400	207,151
Kinross Gold Corp.	17,491	105,866
Nippon Steel Corp.	13,900	317,622
Norsk Hydro ASA	58,451	393,197
Pan American Silver Corp.	11,795	192,541
Rio Tinto Ltd.	3,012	277,584
Rio Tinto PLC	7,318	543,493

Metals & Mining—(Continued)
South32 Ltd.	98,033	222,750
Sumitomo Metal Mining Co. Ltd.	4,600	138,019
Teck Resources Ltd. - Class B	7,275	307,515
voestalpine AG	23,752	749,283
Wheaton Precious Metals Corp.	10,611	523,483

		7,572,360

Multi-Utilities—0.3%
Algonquin Power & Utilities Corp.	49,578	312,797
Centrica PLC	152,574	272,987
E.ON SE	57,795	775,326
Engie SA	41,184	724,186
National Grid PLC	56,837	767,432
Sembcorp Industries Ltd.	394,900	1,585,286
Veolia Environnement SA	23,369	738,114

		5,176,128

Office REITs—0.1%
Gecina SA	4,290	523,901
Japan Real Estate Investment Corp.	52	215,102
Nippon Building Fund, Inc	55	237,918

		976,921

Oil, Gas & Consumable Fuels—1.4%
Aker BP ASA	21,496	624,734
Ampol Ltd.	25,411	624,925
ARC Resources Ltd.	46,922	696,544
BP PLC	269,879	1,594,855
Cameco Corp.	11,119	479,400
Canadian Natural Resources Ltd.	8,158	534,467
Enbridge, Inc.	15,752	567,051
ENEOS Holdings, Inc.	435,500	1,724,195
Eni SpA	43,895	745,055
Equinor ASA	31,168	987,390
Galp Energia SGPS SA	182,746	2,688,209
Idemitsu Kosan Co. Ltd.	266,880	1,453,543
Imperial Oil Ltd.	10,183	580,063
Inpex Corp.	95,900	1,292,589
Keyera Corp.	23,315	563,586
MEG Energy Corp. (a)	16,055	286,798
Neste OYJ	22,186	788,249
OMV AG	35,363	1,554,556
Parkland Corp.	12,722	410,065
Pembina Pipeline Corp.	15,410	530,549
Repsol SA	66,530	986,680
Santos Ltd.	116,860	610,259
Shell PLC	52,631	1,709,938
Suncor Energy, Inc.	16,650	533,408
TC Energy Corp.	15,849	619,104
TotalEnergies SE	36,926	2,508,326
Tourmaline Oil Corp.	11,328	509,442
Woodside Energy Group Ltd.	30,500	646,124

		26,850,104

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Paper & Forest Products—0.2%
Holmen AB - B Shares	6,397	$270,592
Mondi PLC	17,559	343,293
Oji Holdings Corp.	243,400	935,597
Stora Enso OYJ - R Shares	33,121	458,157
Svenska Cellulosa AB SCA - Class B	33,647	504,163
UPM-Kymmene OYJ	15,647	588,573
West Fraser Timber Co. Ltd.	2,236	191,293

		3,291,668

Passenger Airlines—0.0%
Air Canada (a)	12,071	170,263
ANA Holdings, Inc. (a)	9,000	195,033
Japan Airlines Co. Ltd.	7,700	151,658
Qantas Airways Ltd. (a)	40,567	147,895

		664,849

Personal Care Products—0.2%
Beiersdorf AG	6,095	913,211
Haleon PLC	92,055	376,889
Kao Corp.	12,600	517,788
Kose Corp.	5,298	396,002
L’Oreal SA	724	359,977
Shiseido Co. Ltd.	8,000	240,840
Unilever PLC	12,473	603,493

		3,408,200

Pharmaceuticals—0.7%
Astellas Pharma, Inc.	28,000	335,722
AstraZeneca PLC	4,166	561,091
Bayer AG	4,838	179,605
Chugai Pharmaceutical Co. Ltd.	10,900	413,285
Daiichi Sankyo Co. Ltd.	19,000	526,002
Eisai Co. Ltd.	12,100	605,442
GSK PLC	17,427	321,899
Hikma Pharmaceuticals PLC	17,769	404,936
Ipsen SA	4,554	543,528
Kyowa Kirin Co. Ltd.	26,700	449,068
Merck KGaA	2,294	364,878
Novartis AG	12,166	1,228,395
Novo Nordisk AS - Class B	5,509	569,823
Ono Pharmaceutical Co. Ltd.	32,800	585,853
Orion OYJ - Class B	23,231	1,007,269
Otsuka Holdings Co. Ltd.	18,700	699,895
Recordati Industria Chimica e Farmaceutica SpA	8,257	445,943
Roche Holding AG (Bearer Shares)	2,911	904,841
Sandoz Group AG (a)	9,527	307,324
Sanofi SA	3,012	298,614
Shionogi & Co. Ltd.	8,800	423,680
Takeda Pharmaceutical Co. Ltd.	23,538	675,714
Teva Pharmaceutical Industries Ltd. (ADR) (a)	116,169	1,212,804
UCB SA	7,675	668,413

		13,734,024

Professional Services—0.1%
Adecco Group AG	4,462	219,580

Professional Services—(Continued)
Computershare Ltd.	37,930	630,186
Intertek Group PLC	2,448	132,188
RELX PLC	7,862	311,809
SGS SA	1,800	155,457
Teleperformance SE	1,754	256,370
Wolters Kluwer NV	3,303	469,371

		2,174,961

Real Estate Management & Development—0.2%
Azrieli Group Ltd.	2,898	187,047
CK Asset Holdings Ltd.	63,500	317,554
Daito Trust Construction Co. Ltd.	2,200	254,658
Daiwa House Industry Co. Ltd.	9,100	274,924
FirstService Corp.	1,970	319,128
Hang Lung Properties Ltd.	201,000	278,884
Henderson Land Development Co. Ltd.	128,000	395,653
Hongkong Land Holdings Ltd.	26,700	92,762
LEG Immobilien SE (a)	2,009	175,930
Mitsubishi Estate Co. Ltd.	1,000	13,737
Mitsui Fudosan Co. Ltd.	7,800	190,646
Nomura Real Estate Holdings, Inc.	4,800	125,927
Sino Land Co. Ltd.	248,000	270,386
Sumitomo Realty & Development Co. Ltd.	5,900	174,862
Sun Hung Kai Properties Ltd.	34,500	371,281
Swire Properties Ltd.	137,600	277,436
Swiss Prime Site AG	2,622	280,503
Vonovia SE	4,218	132,914
Wharf Real Estate Investment Co. Ltd.	53,596	182,307

		4,316,539

Residential REITs—0.0%
Canadian Apartment Properties REIT	5,031	185,286

Retail REITs—0.1%
CapitaLand Integrated Commercial Trust	127,900	198,954
Japan Metropolitan Fund Invest	149	107,563
Link REIT	23,600	131,980
Mapletree Pan Asia Commercial Trust	458,800	543,676
RioCan Real Estate Investment Trust	9,144	128,494
Scentre Group	75,506	153,137
Unibail-Rodamco-Westfield (a)	1,687	124,279
Vicinity Ltd.	133,085	184,142

		1,572,225

Semiconductors & Semiconductor Equipment—0.2%
Advantest Corp.	11,200	385,666
ASM International NV	1,343	699,356
ASML Holding NV	143	107,967
Disco Corp.	2,268	558,103
Infineon Technologies AG	10,049	419,129
Lasertec Corp.	800	209,076
Renesas Electronics Corp. (a)	16,700	299,715
Rohm Co. Ltd.	13,092	250,805
STMicroelectronics NV	5,404	271,153
SUMCO Corp.	12,000	179,263

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Tokyo Electron Ltd.	1,500	$266,626

		3,646,859

Software—0.4%
Check Point Software Technologies Ltd. (a)	4,337	662,650
Constellation Software, Inc.	179	443,805
CyberArk Software Ltd. (a)	1,726	378,080
Dassault Systemes SE	7,307	357,711
Monday.com Ltd. (a)	917	172,222
Nemetschek SE	4,634	401,298
Nice Ltd. (a)	3,392	677,031
Open Text Corp.	7,945	333,917
Oracle Corp. Japan	5,900	454,503
Sage Group PLC	51,269	764,808
SAP SE	3,373	518,853
Temenos AG	9,922	925,951
Trend Micro, Inc.	11,000	585,263
Xero Ltd. (a)	10,120	771,475

		7,447,567

Specialty Retail—0.1%
Avolta AG (a)	10,613	418,638
Fast Retailing Co. Ltd.	1,200	297,525
H & M Hennes & Mauritz AB - B Shares	14,261	250,276
Industria de Diseno Textil SA	7,162	312,381
Kingfisher PLC	83,818	259,403
Nitori Holdings Co. Ltd.	2,700	360,709
USS Co. Ltd.	14,100	283,063
Zalando SE (a)	6,982	165,327
ZOZO, Inc.	5,500	123,581

		2,470,903

Technology Hardware, Storage & Peripherals—0.2%
Brother Industries Ltd.	34,300	546,078
Canon, Inc.	16,700	428,048
FUJIFILM Holdings Corp.	11,000	658,973
Logitech International SA	13,554	1,286,280
Ricoh Co. Ltd.	29,100	222,921
Seiko Epson Corp.	31,300	467,560

		3,609,860

Textiles, Apparel & Luxury Goods—0.2%
Burberry Group PLC	7,380	134,027
Cie Financiere Richemont SA - Class A	3,305	455,869
Gildan Activewear, Inc.	15,275	505,151
Hermes International SCA	286	606,970
Kering SA	321	142,454
LVMH Moet Hennessy Louis Vuitton SE	301	244,149
Moncler SpA	3,153	194,434
Pandora AS	3,729	515,168
Puma SE	3,413	190,176
Swatch Group AG	1,660	452,615

		3,441,013

Security Description	Shares/ Principal Amount*	Value

Tobacco—0.1%
British American Tobacco PLC	10,714	312,658
Imperial Brands PLC	19,946	458,356
Japan Tobacco, Inc.	17,400	449,142

		1,220,156

Trading Companies & Distributors—0.2%
Ashtead Group PLC	2,037	141,145
Brenntag SE	2,349	215,646
Bunzl PLC	12,048	489,041
IMCD NV	1,467	255,967
ITOCHU Corp.	5,000	204,096
Marubeni Corp.	17,300	272,216
Mitsubishi Corp.	30,900	492,161
Mitsui & Co. Ltd.	6,300	234,733
MonotaRO Co. Ltd.	11,900	129,524
Sumitomo Corp.	9,000	196,312
Toromont Industries Ltd.	4,128	361,693
Toyota Tsusho Corp.	4,400	257,778

		3,250,312

Transportation Infrastructure—0.1%
Aena SME SA	1,594	289,398
Aeroports de Paris SA	1,227	158,915
Auckland International Airport Ltd.	176,704	981,992

		1,430,305

Water Utilities—0.1%
Severn Trent PLC	21,932	721,321
United Utilities Group PLC	59,624	803,586

		1,524,907

Wireless Telecommunication Services—0.2%
KDDI Corp.	51,200	1,625,504
Rogers Communications, Inc. - Class B	10,540	493,412
SoftBank Corp.	69,800	869,904
SoftBank Group Corp.	9,400	415,310
Tele2 AB - B Shares	101,210	869,813
Vodafone Group PLC	601,513	522,519

		4,796,462

Total Common Stocks (Cost $296,507,476)		305,299,212

Foreign Government—12.3%

Sovereign—12.3%
Deutsche Bundesrepublik Bonds Inflation-Linked 0.100%, 04/15/26 (EUR) (d)	4,995,680	5,409,590
0.100%, 04/15/33 (EUR) (d)	9,507,840	10,514,592
0.100%, 04/15/46 (EUR) (d)	6,291,500	6,879,451
0.500%, 04/15/30 (EUR) (d)	20,178,434	22,834,890
French Republic Government Bonds OAT
0.100%, 03/01/26 (144A) (EUR) (d)	4,724,320	5,164,198

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
French Republic Government Bonds OAT
0.100%, 03/01/29 (EUR) (d)	4,771,040	$5,225,381
0.100%, 07/25/31 (144A) (EUR) (d)	8,280,370	9,009,941
0.100%, 03/01/32 (144A) (EUR) (d)	9,033,280	9,748,034
0.100%, 03/01/36 (144A) (EUR) (d)	1,125,920	1,174,438
0.100%, 07/25/38 (144A) (EUR) (d)	3,484,350	3,604,785
0.100%, 07/25/47 (144A) (EUR) (d)	3,710,580	3,597,899
0.700%, 07/25/30 (144A) (EUR) (d)	2,485,460	2,827,264
1.850%, 07/25/27 (EUR) (d)	5,299,120	6,182,172
3.400%, 07/25/29 (EUR) (d)	5,887,440	7,581,064
Italy Buoni Poliennali Del Tesoro 0.100%, 05/15/33 (144A) (EUR) (d)	6,912,060	6,550,050
0.150%, 05/15/51 (144A) (EUR) (d)	4,753,160	3,328,835
0.400%, 05/15/30 (144A) (EUR) (d)	4,197,830	4,329,330
1.250%, 09/15/32 (144A) (EUR) (d)	1,856,895	1,990,259
1.300%, 05/15/28 (144A) (EUR) (d)	3,094,050	3,413,580
1.500%, 05/15/29 (EUR) (d)	7,710,525	8,527,272
2.350%, 09/15/24 (144A) (EUR) (d)	4,981,680	5,508,436
2.400%, 05/15/39 (144A) (EUR) (d)	1,022,630	1,175,038
2.550%, 09/15/41 (144A) (EUR) (d)	673,225	797,758
United Kingdom Gilt Inflation Linked Bonds 0.125%, 03/22/24 (GBP) (d)	3,117,080	3,934,647
0.125%, 03/22/26 (GBP) (d)	11,704,320	14,854,632
0.125%, 08/10/28 (GBP) (d)	8,206,309	10,588,153
0.125%, 03/22/29 (GBP) (d)	3,198,614	4,112,666
0.125%, 08/10/31 (GBP) (d)	7,721,040	9,983,561
0.125%, 03/22/46 (GBP) (d)	13,190,490	14,098,406
0.125%, 08/10/48 (GBP) (d)	13,749,200	14,359,085
0.125%, 03/22/58 (GBP) (d)	11,442,953	11,125,219
0.125%, 11/22/65 (GBP) (d)	1,450,730	1,379,319
0.125%, 03/22/68 (GBP) (d)	4,236,652	4,026,251
0.500%, 03/22/50 (GBP) (d)	3,540,940	4,032,412
0.625%, 03/22/40 (GBP) (d)	1,744,940	2,202,380
0.625%, 11/22/42 (GBP) (d)	3,556,540	4,411,879
1.250%, 11/22/27 (GBP) (d)	1,208,994	1,625,454
1.250%, 11/22/32 (GBP) (d)	3,654,081	5,151,008

Total Foreign Government (Cost $269,050,202)		241,259,329

U.S. Treasury & Government Agencies—6.2%

U.S. Treasury—6.2%
U.S. Treasury Inflation-Indexed Bonds 0.250%, 02/15/50 (d)	4,786,960	3,117,278
1.000%, 02/15/49 (d)	2,445,400	1,966,645
1.500%, 02/15/53 (d)	1,035,060	937,254
2.125%, 02/15/40 (d)	6,690,450	6,868,200
3.375%, 04/15/32 (d)	4,333,450	4,847,354
3.875%, 04/15/29 (d)	3,743,160	4,125,720
U.S. Treasury Inflation-Indexed Notes
0.125%, 10/15/25 (d)	17,608,833	16,931,529
0.125%, 04/15/26 (d)	14,782,446	14,069,898
0.125%, 07/15/30 (d)	4,800,080	4,335,920
0.125%, 01/15/31 (d)	11,819,300	10,548,354

U.S. Treasury—(Continued)
U.S. Treasury Inflation-Indexed Notes
0.125%, 07/15/31 (d)	14,349,375	$12,755,003
0.250%, 01/15/25 (d)	2,598,020	2,521,722
0.375%, 07/15/27 (d)	9,143,988	8,688,136
0.500%, 01/15/28 (d)	7,097,365	6,715,405
0.875%, 01/15/29 (d)	7,603,440	7,275,805
1.125%, 01/15/33 (d)	9,296,100	8,793,161
1.250%, 04/15/28 (d)	7,180,320	6,992,771

Total U.S. Treasury & Government Agencies (Cost $129,717,647)		121,490,155

Mutual Funds—3.1%

Investment Company Securities—3.1%
iShares iBoxx $ Investment Grade Corporate Bond ETF (Cost $72,871,969)	548,388	60,684,616

Preferred Stock—0.0%

Life Sciences Tools & Services—0.0%
Sartorius AG (Cost $395,128)	939	345,477

Warrants—0.0%

Software—0.0%
Constellation Software, Inc. Expires 03/31/40 (a) (Cost $0)	179	0

Rights—0.0%

Health Care Equipment & Supplies—0.0%
Abiomed, Inc. (a) (b) (c) (Cost $1,188)	1,165	0

Short-Term Investments—62.3%

Mutual Funds—50.7%
BlackRock Liquidity Funds T-Fund, Institutional Shares 5.260% (e)	251,441,657	251,441,657
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (e)	264,737,752	264,737,752
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (e)	259,281,015	259,281,015
State Street Institutional Treasury Plus Money Market Fund, Institutional Class 5.280% (e)	218,221,539	218,221,539

		993,681,963

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—11.6%
U.S. Treasury Bills 4.992%, 01/30/24 (f)	160,000,000	$159,341,315
5.077%, 03/14/24 (f) (g)	70,000,000	69,273,610

		228,614,925

Total Short-Term Investments (Cost $1,215,131,412)		1,222,296,888

Total Investments—99.5% (Cost $1,983,675,022)		1,951,375,677
Other assets and liabilities (net)—0.5%		9,137,957

Net Assets—100.0%		$1,960,513,634

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2023, these securities represent less than 0.05% of net assets.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Principal amount of security is adjusted for inflation.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2023.
(f)	The rate shown represents current yield to maturity.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2023, the market value of securities pledged was $69,273,610.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, the market value of 144A securities was $62,219,845, which is 3.2% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	17,420,000	BNY	01/31/24	USD	11,919,618	$38,067
CAD	33,150,000	SSBT	01/31/24	USD	25,127,676	99,473
CHF	17,990,000	BNP	01/31/24	USD	21,183,549	(266,508)
EUR	76,930,000	BBH	01/31/24	USD	85,293,983	274,050
EUR	121,000,000	TDB	02/28/24	USD	133,341,915	(530,949)
GBP	22,430,000	BNP	01/31/24	USD	28,618,787	24,043
GBP	79,000,000	BNY	02/28/24	USD	100,062,664	(664,260)
HKD	86,430,000	SSBT	01/31/24	USD	11,073,501	(1,971)
JPY	11,261,020,000	BBH	01/31/24	USD	79,423,771	(768,104)

Net Unrealized Depreciation						$(1,796,159)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/15/24	1,378	AUD	160,765,362	$3,252,424
Brent Crude Oil Futures	02/29/24	17	USD	1,307,470	12,883
Canada Government Bond 10 Year Futures	03/19/24	1,079	CAD	133,990,220	4,051,534
Cattle Feeder Futures	03/28/24	17	USD	1,896,350	(10,548)
Cocoa Futures	03/13/24	53	USD	2,223,880	180,983
Coffee “C” Futures	03/18/24	17	USD	1,200,413	157,439
Copper Futures	03/26/24	23	USD	2,237,038	69,161
Corn Futures	03/14/24	65	USD	1,531,563	(27,838)
Cotton No. 2 Futures	03/06/24	27	USD	1,093,500	153
DAX Index Futures	03/15/24	10	EUR	4,228,250	(20,591)
Euro-BTP Futures	03/07/24	274	EUR	32,647,100	1,088,874
Euro-Bobl Futures	03/07/24	678	EUR	80,871,840	1,126,370
Euro-Bund Futures	03/07/24	307	EUR	42,126,540	1,120,402
Euro-Buxl 30 Year Bond Futures	03/07/24	145	EUR	20,549,400	1,427,951
FTSE 100 Index Futures	03/15/24	72	GBP	5,584,680	145,360
Gold 100 oz. Futures	02/27/24	38	USD	7,872,840	257,241
Hang Seng Index Futures	01/30/24	54	HKD	46,256,400	144,447
IBEX 35 Index Futures	01/19/24	40	EUR	4,034,480	(17,833)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Japanese Government 10 Year Bond Futures	03/13/24	277	JPY	40,638,670,000	$1,781,529
LME Nickel Futures	03/18/24	126	USD	12,544,308	(38,384)
LME Primary Aluminum Futures	03/18/24	401	USD	23,869,525	1,310,362
LME Zinc Futures	03/18/24	308	USD	20,508,950	898,625
Lean Hogs Futures	02/14/24	19	USD	516,610	(54,667)
Live Cattle Futures	02/29/24	14	USD	943,600	(42,647)
Live Cattle Futures	04/30/24	25	USD	1,722,500	(250,584)
Low Sulphur Gas Oil Futures	03/12/24	20	USD	1,469,500	(1,993)
MSCI Emerging Markets Index Mini Futures	03/15/24	2,321	USD	119,960,885	5,651,751
Natural Gas Futures	02/27/24	126	USD	2,932,020	(953,681)
New York Harbor ULSD Futures	02/29/24	13	USD	1,362,379	(8,203)
OMX Stockholm 30 Index Futures	01/19/24	253	SEK	60,751,625	122,764
RBOB Gasoline Futures	01/31/24	16	USD	1,415,434	46,421
Russell 2000 Index E-Mini Futures	03/15/24	117	USD	11,979,045	925,111
S&P 500 Index E-Mini Futures	03/15/24	1,356	USD	326,796,000	12,090,153
S&P TSX 60 Index Futures	03/14/24	38	CAD	9,655,040	246,307
SPI 200 Index Futures	03/21/24	54	AUD	10,239,750	172,877
Silver Futures	03/26/24	26	USD	3,131,180	(26,074)
Soybean Futures	03/14/24	19	USD	1,233,100	(63,237)
Soybean Meal Futures	03/14/24	31	USD	1,196,600	(116,894)
Soybean Oil Futures	03/14/24	34	USD	982,872	(93,827)
Sugar No. 11 Futures	04/30/24	54	USD	1,235,002	(298,375)
TOPIX Index Futures	03/07/24	36	JPY	851,760,000	(29,604)
U.S. Treasury Long Bond Futures	03/19/24	1,014	USD	126,686,625	8,930,494
U.S. Treasury Note 10 Year Futures	03/19/24	2,251	USD	254,116,797	7,429,164
U.S. Treasury Note 2 Year Futures	03/28/24	2,037	USD	419,446,944	3,485,167
U.S. Treasury Note 5 Year Futures	03/28/24	2,632	USD	286,291,689	5,630,158
U.S. Treasury Ultra Long Bond Futures	03/19/24	91	USD	12,157,031	1,115,169
United Kingdom Long Gilt Bond Futures	03/26/24	785	GBP	80,580,250	5,630,450
WTI Crude Oil Futures	02/20/24	19	USD	1,364,960	2,087
Wheat Futures	03/14/24	57	USD	1,789,800	123,264

Futures Contracts—Short
LME Nickel Futures	03/18/24	(109)	USD	(10,851,822)	(1,097)
LME Primary Aluminum Futures	03/18/24	(350)	USD	(20,833,750)	(1,600,834)
LME Zinc Futures	03/18/24	(271)	USD	(18,045,213)	(1,295,125)

Net Unrealized Appreciation					$63,675,039

Glossary of Abbreviations

Counterparties

(BBH)—	Brown Brothers Harriman & Co.
(BNP)—	BNP Paribas S.A.
(BNY)—	Bank of New York Mellon
(SSBT)—	State Street Bank and Trust
(TDB)—	Toronto Dominion Bank

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(USD)—	United States Dollar

Other Abbreviations

(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund
(GDR)—	Global Depositary Receipt
(REIT)—	Real Estate Investment Trust

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$248,368	$3,345,663	$—	$3,594,031
Air Freight & Logistics	—	164,559	—	164,559
Automobile Components	—	1,790,727	—	1,790,727
Automobiles	—	2,631,508	—	2,631,508
Banks	1,153,427	8,229,969	—	9,383,396
Beverages	177,195	6,489,280	—	6,666,475
Biotechnology	—	2,427,381	—	2,427,381
Broadline Retail	2,067,003	1,680,129	—	3,747,132
Building Products	—	1,782,871	—	1,782,871
Capital Markets	1,042,316	3,130,188	—	4,172,504
Chemicals	850,732	10,947,210	—	11,797,942
Commercial Services & Supplies	477,462	1,557,070	—	2,034,532
Communications Equipment	—	2,087,885	—	2,087,885
Construction & Engineering	473,654	1,016,563	—	1,490,217
Construction Materials	—	1,618,895	—	1,618,895
Consumer Finance	—	2	—	2
Consumer Staples Distribution & Retail	2,653,776	6,594,621	—	9,248,397
Containers & Packaging	209,299	971,549	—	1,180,848
Distributors	—	912,531	—	912,531
Diversified Consumer Services	—	771,755	—	771,755
Diversified REITs	—	667,975	—	667,975
Diversified Telecommunication Services	13,720	19,626,625	—	19,640,345
Electric Utilities	1,549,602	17,981,747	—	19,531,349
Electrical Equipment	—	835,519	—	835,519
Electronic Equipment, Instruments & Components	—	5,073,890	—	5,073,890
Energy Equipment & Services	—	727,296	—	727,296
Entertainment	497,745	5,130,973	—	5,628,718
Financial Services	—	1,532,602	—	1,532,602
Food Products	340,293	12,766,143	—	13,106,436
Gas Utilities	601,981	8,236,425	—	8,838,406
Ground Transportation	1,438,360	2,809,246	—	4,247,606
Health Care Equipment & Supplies	—	8,222,223	—	8,222,223
Health Care Providers & Services	—	2,570,021	0	2,570,021
Health Care Technology	—	364,623	—	364,623
Hotels, Restaurants & Leisure	—	6,740,031	—	6,740,031
Household Durables	—	2,211,737	—	2,211,737
Household Products	—	2,694,398	—	2,694,398
Independent Power and Renewable Electricity Producers	—	2,936,411	—	2,936,411
Industrial Conglomerates	—	2,921,994	—	2,921,994
Industrial REITs	—	1,449,245	—	1,449,245
Insurance	1,202,140	5,814,271	—	7,016,411

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Interactive Media & Services	$—	$3,512,578	$—	$3,512,578
IT Services	704,678	3,531,646	—	4,236,324
Leisure Products	—	703,531	—	703,531
Life Sciences Tools & Services	—	2,182,358	—	2,182,358
Machinery	—	4,337,505	—	4,337,505
Marine Transportation	—	321,249	—	321,249
Media	—	2,783,234	—	2,783,234
Metals & Mining	2,324,653	5,247,707	—	7,572,360
Multi-Utilities	312,797	4,863,331	—	5,176,128
Office REITs	—	976,921	—	976,921
Oil, Gas & Consumable Fuels	6,310,477	20,539,627	—	26,850,104
Paper & Forest Products	191,293	3,100,375	—	3,291,668
Passenger Airlines	170,263	494,586	—	664,849
Personal Care Products	—	3,408,200	—	3,408,200
Pharmaceuticals	1,212,804	12,521,220	—	13,734,024
Professional Services	—	2,174,961	—	2,174,961
Real Estate Management & Development	319,128	3,997,411	—	4,316,539
Residential REITs	185,286	—	—	185,286
Retail REITs	128,494	1,443,731	—	1,572,225
Semiconductors & Semiconductor Equipment	—	3,646,859	—	3,646,859
Software	1,990,674	5,456,893	—	7,447,567
Specialty Retail	—	2,470,903	—	2,470,903
Technology Hardware, Storage & Peripherals	—	3,609,860	—	3,609,860
Textiles, Apparel & Luxury Goods	505,151	2,935,862	—	3,441,013
Tobacco	—	1,220,156	—	1,220,156
Trading Companies & Distributors	361,693	2,888,619	—	3,250,312
Transportation Infrastructure	—	1,430,305	—	1,430,305
Water Utilities	—	1,524,907	—	1,524,907
Wireless Telecommunication Services	493,412	4,303,050	—	4,796,462
Total Common Stocks	30,207,876	275,091,336	0	305,299,212
Total Foreign Government*	—	241,259,329	—	241,259,329
Total U.S. Treasury & Government Agencies*	—	121,490,155	—	121,490,155
Total Mutual Funds*	60,684,616	—	—	60,684,616
Total Preferred Stock*	—	345,477	—	345,477
Total Warrants*	—	0	—	0
Total Rights*	—	—	0	0
Short-Term Investments
Mutual Funds	993,681,963	—	—	993,681,963
U.S. Treasury	—	228,614,925	—	228,614,925
Total Short-Term Investments	993,681,963	228,614,925	—	1,222,296,888
Total Investments	$1,084,574,455	$866,801,222	$0	$1,951,375,677

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$435,633	$—	$435,633
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(2,231,792)	—	(2,231,792)
Total Forward Contracts	$—	$(1,796,159)	$—	$(1,796,159)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$68,627,075	$—	$—	$68,627,075
Futures Contracts (Unrealized Depreciation)	(4,952,036)	—	—	(4,952,036)
Total Futures Contracts	$63,675,039	$—	$—	$63,675,039

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a)	$1,951,375,677
Cash	5,999,576
Cash denominated in foreign currencies (b)	6,746,013
Unrealized appreciation on forward foreign currency exchange contracts	435,633
Receivable for:
Fund shares sold	14
Dividends and interest	5,702,401
Prepaid expenses	7,459

Total Assets	1,970,266,773
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	2,231,792
Payables for:
Fund shares redeemed	595,836
Variation margin on futures contracts	4,975,795
Accrued Expenses:
Management fees	999,742
Distribution and service fees	410,292
Deferred trustees’ fees	287,650
Other expenses	252,032

Total Liabilities	9,753,139

Net Assets	$1,960,513,634

Net Assets Consist of:
Paid in surplus	$2,723,517,797
Distributable earnings (Accumulated losses)	(763,004,163)

Net Assets	$1,960,513,634

Net Assets
Class B	$1,960,513,634
Capital Shares Outstanding*
Class B	333,094,217
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$5.89

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,983,675,022.
(b)	Identified cost of cash denominated in foreign currencies was $6,770,234.

Consolidated§ Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$10,886,632
Interest (b)	74,222,838

Total investment income	85,109,470
Expenses
Management fees	12,750,210
Administration fees	126,227
Custodian and accounting fees	298,489
Distribution and service fees—Class B	5,104,254
Audit and tax services	103,584
Legal	58,947
Trustees’ fees and expenses	46,220
Shareholder reporting	82,421
Insurance	22,247
Miscellaneous	51,288

Total expenses	18,643,887
Less management fee waiver	(366,679)

Net expenses	18,277,208

Net Investment Income	66,832,262

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(98,371,760)
Futures contracts	(129,841,687)
Foreign currency transactions	(5,801,808)
Forward foreign currency transactions	1,658,230

Net realized gain (loss)	(232,357,025)

Net change in unrealized appreciation (depreciation) on:
Investments	144,088,006
Futures contracts	114,950,266
Foreign currency transactions	(7,124,953)
Forward foreign currency transactions	2,327,766

Net change in unrealized appreciation (depreciation)	254,241,085

Net realized and unrealized gain (loss)	21,884,060

Net Increase (Decrease) in Net Assets From Operations	$88,716,322

(a)	Net of foreign withholding taxes of $900,237.
(b)	Net of foreign withholding taxes of $1,778,994.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$66,832,262	$41,643,278
Net realized gain (loss)	(232,357,025)	(366,673,298)
Net change in unrealized appreciation (depreciation)	254,241,085	(125,068,874)

Increase (decrease) in net assets from operations	88,716,322	(450,098,894)

From Distributions to Shareholders
Class B	(157,861,867)	(445,670,423)

Total distributions	(157,861,867)	(445,670,423)

Increase (decrease) in net assets from capital share transactions	(87,697,157)	2,760,386,081

Total increase (decrease) in net assets	(156,842,702)	1,864,616,764

Net Assets
Beginning of period	2,117,356,336	252,739,572

End of period	$1,960,513,634	$2,117,356,336

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class B
Sales	1,199,966	$7,050,781	1,572,173	$13,006,930
Shares issued through acquisition (a)	0	0	285,432,128	2,496,103,959
Reinvestments	27,359,076	157,861,867	66,484,900	445,670,423
Redemptions	(42,880,510)	(252,609,805)	(27,894,892)	(194,395,231)

Net increase (decrease)	(14,321,468)	$(87,697,157)	325,594,309	$2,760,386,081

Increase (decrease) derived from capital shares transactions		$(87,697,157)		$2,760,386,081

(a)	See Note 10 of the Notes to Consolidated Financial Statements

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$6.09	$11.58	$11.82	$11.75	$9.96

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.19	0.17	0.02	(0.05)	0.06
Net realized and unrealized gain (loss)	0.09	(2.79)	0.70	1.28	2.11

Total income (loss) from investment operations	0.28	(2.62)	0.72	1.23	2.17

Less Distributions
Distributions from net investment income	(0.48)	(2.29)	0.00	(0.38)	(0.38)
Distributions from net realized capital gains	0.00	(0.58)	(0.96)	(0.78)	0.00

Total distributions	(0.48)	(2.87)	(0.96)	(1.16)	(0.38)

Net Asset Value, End of Period	$5.89	$6.09	$11.58	$11.82	$11.75

Total Return (%) (b)	4.71	(25.66)	6.39	11.85	21.99

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	0.91	1.07	1.10	1.10
Net ratio of expenses to average net assets (%) (c)	0.90	0.89	1.06	1.10	1.10
Ratio of net investment income (loss) to average net assets (%)	3.27	2.51	0.20	(0.42)	0.57
Portfolio turnover rate (%)	42	36	34	85	46
Net assets, end of period (in millions)	$1,960.5	$2,117.4	$252.7	$258.9	$232.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PanAgora Global Diversified Risk Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—PanAgora Global Diversified Risk Portfolio II, Ltd.

The Portfolio may invest up to 25% of its total assets in the PanAgora Global Diversified Risk Portfolio II, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Under Treasury regulations, subpart F income, if any, realized by a wholly-owned non-U.S. subsidiary (such as the Subsidiary) of the Portfolio and included in the Portfolio’s annual income for U.S. federal income purposes, will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies.

Generally, the Subsidiary will invest primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives. The Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by PanAgora Asset Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2023, the Portfolio held $295,440,776 in the Subsidiary, representing 15.0% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio

BHFTI-21

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-22

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments and prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-23

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

As of December 31, 2023, the Portfolio did not have any outstanding repurchase agreements.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, interest rate futures and commodity futures were used for investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

BHFTI-24

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by factors such as changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$46,069,686
Equity	Unrealized appreciation on futures contracts (a) (b)	19,498,770	Unrealized depreciation on futures contracts (a) (b)	$68,028
Commodity	Unrealized appreciation on futures contracts (a) (b)	3,058,619	Unrealized depreciation on futures contracts (a) (b)	4,884,008
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	435,633	Unrealized depreciation on forward foreign currency exchange contracts	2,231,792

Total		$69,062,708		$7,183,828

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of New York Mellon	$38,067	$(38,067)	$—	$—
BNP Paribas S.A.	24,043	(24,043)	—	—
Brown Brothers Harriman & Co.	274,050	(274,050)	—	—
State Street Bank and Trust	99,473	(1,971)	—	97,502

	$435,633	$(338,131)	$—	$97,502

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of New York Mellon	$664,260	$(38,067)	$—	$626,193
BNP Paribas S.A.	266,508	(24,043)	—	242,465
Brown Brothers Harriman & Co.	768,104	(274,050)	—	494,054
State Street Bank and Trust	1,971	(1,971)	—	—
Toronto Dominion Bank	530,949	—	—	530,949

	$2,231,792	$(338,131)	$—	$1,893,661

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-25

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$1,658,230	$1,658,230
Futures contracts	(157,690,557)	27,571,882	276,988	—	(129,841,687)

	$(157,690,557)	$27,571,882	$276,988	$1,658,230	$(128,183,457)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$2,327,766	$2,327,766
Futures contracts	101,177,223	30,926,467	(17,153,424)	—	114,950,266

	$101,177,223	$30,926,467	$(17,153,424)	$2,327,766	$117,278,032

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$487,194,365
Futures contracts long	3,378,470,440
Futures contracts short	(29,214,455)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by factors including changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs, insufficient storage capacity, war and international economic, political and regulatory developments. Certain commodities (and related derivatives) are susceptible to negative prices due to factors such as supply surpluses caused by global events. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while

BHFTI-26

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: LIBOR was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The full impact of the transition on the Portfolio, the financial instruments in which the Portfolio invests and financial markets more generally cannot yet be fully determined.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-27

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$84,092,255	$198,703,540	$113,396,909	$410,581,436

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$12,750,210	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	First $250 million
0.010%	$250 million to $750 million
(0.005)%	$750 million to $1 billion
0.010%	$1 billion to $1.5 billion
0.040%	Over $1.5 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees -The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services

BHFTI-28

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$1,995,249,573

Gross unrealized appreciation	48,113,440
Gross unrealized (depreciation)	(84,090,251)

Net unrealized appreciation (depreciation)	$(35,976,811)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$157,861,867	$348,495,298	$—	$97,175,125	$157,861,867	$445,670,423

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$6,499,750	$—	$(37,735,874)	$(731,480,386)	$(762,716,510)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had accumulated short-term capital losses of $318,379,377 and accumulated long-term capital losses of $413,101,009.

10. Acquisition

At the close of business on April 29, 2022, the portfolio formerly known as PanAgora Global Diversified Risk Portfolio (the “Predecessor Portfolio”), a series of the Trust, merged with and into the portfolio then known as PanAgora Global Diversified Risk Portfolio II (the “PanAgora II Portfolio”). The PanAgora II Portfolio, with aggregate Class B net assets of $2,496,103,959, acquired all of the assets and assumed the liabilities of the Predecessor Portfolio. The Predecessor Portfolio was the accounting survivor of the merger for financial reporting purposes. Therefore, the financial statements presented for the Portfolio reflect the historical results of Predecessor Portfolio prior to the acquisition and the combined results thereafter. The PanAgora II Portfolio was the legal and tax survivor of the merger and changed its name to PanAgora Global Diversified Risk Portfolio upon completion of the merger.

The acquisition was accomplished by a tax-free exchange of 312,549,834 Class B shares of the PanAgora II Portfolio (valued at $2,496,103,959) for 285,432,128 Class B shares of the Portfolio. Each shareholder of the Predecessor Portfolio received Class B shares

BHFTI-29

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

of the Portfolio at the Class B NAV, as determined at the close of business on April 29, 2022. The transaction provided investors a risk parity strategy at scale, which may provide the opportunity for enhanced returns. It also streamlined the offerings of the portfolios managed by the Adviser, so that management, distribution and other resources could be focused more effectively on a smaller group of portfolios. Some of the investments held by the Predecessor Portfolio may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by the Predecessor Portfolio. All other costs associated with the merger were not borne by the shareholders of either the PanAgora II Portfolio or the Predecessor Portfolio. The Predecessor Portfolio’s net assets on April 29, 2022, were $220,668,507 for Class B shares, including investments valued at $219,943,734 with a cost basis of $228,065,436. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from the Predecessor Portfolio were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $2,716,772,466, which included $111,587,425 of acquired unrealized depreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2022, the Portfolio’s pro-forma results of operations for the period ended December 31, 2022, are as follows:

Net Investment income	$59,142,774	(a)
Net realized and unrealized loss	(851,291,723	)(b)

Net decrease in net assets from operations	$(792,148,949)

(a)	$41,643,278 net investment income as reported at December 31, 2022, plus $17,366,863 from the Portfolio pre-merger net investment income, plus $132,633 of pro-forma eliminated other expenses.
(b)	$234,378,214 unrealized depreciation as reported at December 31, 2022, less $77,668,928 pro-forma December 31, 2021 unrealized appreciation, plus $366,673,298 net realized loss as reported at December 31, 2022, plus $172,571,283 in net realized loss from the Portfolio pre-merger.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Predecessor Portfolio that have been included in the Portfolio’s Consolidated Statement of Operations since April 29, 2022.

11. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-30

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the PanAgora Global Diversified Risk Portfolio and Subsidiary:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the PanAgora Global Diversified Risk Portfolio and Subsidiary (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-31

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-32

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-33

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-34

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-35

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

PanAgora Global Diversified Risk Portfolio. The Board considered the following information in relation to the Agreements with the Adviser and PanAgora Asset Management, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, five-year periods ended June 30, 2023. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index, and its blended benchmark for the one-, three-, and five-year periods ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTI-36

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fee was below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe, each at the Portfolio’s current size.

BHFTI-37

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Managed By Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B and E shares of the PIMCO Inflation Protected Bond Portfolio returned 3.74%, 3.59%, and 3.59%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. TIPS Index¹, returned 3.90%.

MARKET ENVIRONMENT / CONDITIONS

Risk assets gained in the first quarter of 2023 despite Silicon Valley Bank’s (“SVB’s”) collapse and financial sector concerns. Bond yields fell, the yield curve inverted further, and the Merrill Lynch Option Volatility Estimate Index hit a post-Great Financial Crisis high. SVB’s failure caused the 2-year Treasury’s largest three-day slide since 1987, and market volatility increased due to Credit Suisse’s instability and its takeover by UBS. Global stock indices declined and bond yields rallied due to fears of financial contagion.

In the second quarter of 2023, risk assets gained despite banking sector stress and potential U.S. debt default fears. Bond yields rose due to resilient growth and persistent inflation, and central banks resumed hawkish guidance. Short-dated U.S. Treasury Bill yields exceeded 5.3% due to U.S. debt default concerns, and 1-year U.S. Treasury default swaps hit a record high. However, market optimism remained due to positive debt ceiling negotiations, leading the S&P 500 Index to a 9-month high. The U.S. Federal Reserve (the “Fed”) initially offered dovish rhetoric due to easing inflation, but later signaled two additional rate hikes due to resilient growth and swift banking sector stress resolution.

Economic data surprises in the third quarter led to a decline in risk sentiment as investors feared prolonged high rates. Bond yields rose due to resilient growth and sticky inflation, and central banks maintained hawkish guidance. U.S. 10-year Treasuries’ real yields climbed to over 2% - a post-Great Financial Crisis high - due to resilient growth and the “higher-for-longer” narrative. U.S. core inflation cooled, rising at a 3.9% annual pace in August, while higher energy prices led to the largest headline inflation increase in seven months.

Indications of slowing inflation and a cooling labor market led market participants to price in an accelerated path of rate cuts for 2024, prompting a broad rally across the global bond market in the fourth quarter. Risk sentiment rebounded in the final quarter of the year, with the MSCI World Index rising 11.53%, while the dollar weakened. The Fed paused rate hikes for the third consecutive time, while the central bank’s dot plot pointed to the potential for 0.75% of cuts in 2024. Global developed central banks broadly maintained hawkish stances, with both the European Central Bank and Bank of England signaling that rates would remain restrictive for longer. Meanwhile, the Bank of Japan maintained its negative interest rate policy and left its dovish guidance unchanged.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Overweight U.S. breakeven inflation (the difference between nominal and real yields), which was in part achieved through the use of swaps, options, and futures and inflation caps, detracted from performance as inflation moderated. Tactical exposure to global linkers in the Eurozone and Japan contributed to performance as inflation expectations in the regions rose, ultimately offsetting the detraction from U.S. breakeven inflation. Nominal duration exposure and curve positioning within U.S. interest rates drove outperformance, particularly an underweight to the long end of the curve relative to the intermediate portion. Short exposure to Japanese duration and curve positioning detracted as rates broadly fell over the period. Short exposure to nominal duration in the Eurozone, partially implemented through futures, options and interest rate swaps, was positive for performance. Off-benchmark holdings of Non-Agency Mortgage-Backed Securities drove outperformance within securitized credit strategies as mortgage spreads tightened over the period, offsetting a negative contribution from exposure to Danish covered bonds. Within corporate credit, tactical exposure to investment grade corporate credit sectors and indices, partially facilitated through credit default swaps, modestly contributed to performance. Finally, within currencies, long exposure to the Japanese yen detracted from performance on the back of a strong U.S. dollar.

The Portfolio ended the period with a flat to modestly overweight headline duration position relative to the benchmark, sourced through an overweight to U.S. duration and short Eurozone duration. The Portfolio moved to neutral posture in Japanese duration given recent central bank policy. The Portfolio maintained an overweight to U.S. breakevens as long-term inflation expectations remained well anchored. Additionally, the Portfolio maintained modest long positions in select global inflation-linked bonds,

BHFTI-1

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Managed By Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

including Japanese linkers given they provide an asymmetric payoff and lagged the global recovery initially. The Portfolio was short Eurozone breakeven inflation, which was trading at rich levels relative to the U.S. The Portfolio remained cautious overall on generic corporate credit. The Portfolio maintained off-benchmark exposure to securitized spread sectors as well as Danish covered bonds given attractive valuations and yield pickup. Within currencies, the Portfolio remained tactical with modest longs to select developed market and liquid emerging market currencies based on current valuations. All derivatives performed as expected during the period.

Steve Rodosky

Daniel He

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which- may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

BHFTI-2

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. TIPS INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
PIMCO Inflation Protected Bond Portfolio
Class A	3.74	3.28	2.32
Class B	3.59	3.05	2.08
Class E	3.59	3.13	2.18
Bloomberg U.S. TIPS Index	3.90	3.15	2.42

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Sectors

% of Net Assets
U.S. Treasury	74.6
Agency Mortgage-Backed Securities	10.8
Asset-Backed Securities	10.1
Foreign Government	8.8
Non-Agency Mortgage-Backed Securities	1.9
Corporate Bonds & Notes	1.6
Convertible Preferred Stocks	0.1

BHFTI-3

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Inflation Protected Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.63%	$1,000.00	$1,020.40	$3.21
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

Class B (a)	Actual	0.88%	$1,000.00	$1,020.60	$4.48
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

Class E (a)	Actual	0.78%	$1,000.00	$1,019.40	$3.97
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—85.4% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—10.8%
Federal Home Loan Mortgage Corp. 4.500%, 08/01/52	362,792	$351,784
4.500%, 09/01/52	110,504	107,151
4.500%, 08/01/53	8,786,631	8,520,022
4.500%, 10/01/53	1,100,418	1,067,028
5.500%, 07/01/53	4,750,817	4,770,023
5.934%, 1Y H15 + 2.225%, 01/01/34 (a)	10,609	10,750
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 2.920%, 01/25/26	4,800,000	4,670,378
Federal Home Loan Mortgage Corp. REMICS 5.197%, SOFR30A + 0.464%, 07/15/44 (a)	990,605	965,989
5.803%, SOFR30A + 0.464%, 01/15/47 (a)	1,227,210	1,186,786
Federal Home Loan Mortgage Corp. STRIPS 5.903%, SOFR30A + 0.564%, 09/15/42 (a)	1,176,603	1,147,992
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates 5.730%, 1M TSFR + 0.374%, 08/25/31 (a)	12,810	12,920
6.212%, 12M MTA + 1.200%, 10/25/44 (a)	739,918	671,859
6.212%, 12M MTA + 1.200%, 02/25/45 (a)	225,539	210,464
Federal National Mortgage Association 3.000%, 05/01/52	368,398	325,810
4.000%, 10/01/48	416,903	401,295
4.000%, 04/01/49	207,240	197,861
4.000%, 03/01/50	188,397	180,033
4.000%, 08/01/50	260,909	249,760
4.000%, 02/01/52	625,160	591,076
4.500%, 09/01/52	520,765	504,964
5.500%, 07/01/53	9,024,440	9,064,176
6.021%, 1Y H15 + 2.360%, 11/01/34 (a)	114,316	117,474
6.129%, 12M MTA + 1.200%, 07/01/44 (a)	2,596	2,507
6.129%, 12M MTA + 1.200%, 09/01/44 (a)	7,307	7,055
Federal National Mortgage Association REMICS 5.260%, 05/25/35 (a)	60,409	61,307
5.503%, SOFR30A + 0.174%, 12/25/36 (a)	11,923	11,611
5.593%, SOFR30A + 0.264%, 08/25/34 (a)	4,100	4,028
5.692%, SOFR30A + 0.174%, 07/25/37 (a)	94,370	91,801
5.802%, SOFR30A + 0.464%, 07/25/37 (a)	1,800	1,770
5.832%, SOFR30A + 0.494%, 07/25/37 (a)	21,294	20,955
Federal National Mortgage Association Trust 5.802%, SOFR30A + 0.464%, 05/25/42 (a)	18,586	18,560
Government National Mortgage Association REMICS 6.238%, SOFR30A + 0.900%, 10/20/72 (a)	2,410,007	2,361,078
6.246%, 12M TSFR + 0.865%, 08/20/68 (a)	2,131,326	2,089,291
6.267%, 1M TSFR + 0.944%, 08/20/66 (a)	137,833	137,182
6.438%, SOFR30A + 1.100%, 05/20/73 (a)	1,017,055	1,020,098
6.464%, 12M TSFR + 1.465%, 04/20/67 (a)	1,616,654	1,619,701
Uniform Mortgage-Backed Security, TBA 4.000%, TBA (b)	47,665,720	45,120,445
4.500%, TBA (b)	10,900,000	10,572,574
5.000%, TBA (b)	21,000,000	20,775,234
6.000%, TBA (b)	37,600,000	38,177,219
6.500%, TBA (b)	24,000,000	24,592,579

		182,010,590

U.S. Treasury—74.6%
U.S. Treasury Inflation-Indexed Bonds
0.125%, 02/15/51 (c)	18,092,899	11,187,208
0.125%, 02/15/52 (c)	7,957,800	4,872,622
0.250%, 02/15/50 (c)	17,017,643	11,081,924
0.625%, 02/15/43 (c) (d)	14,583,836	11,384,453
0.750%, 02/15/42 (c) (d)	39,261,410	31,802,987
0.750%, 02/15/45 (c) (d)	26,988,417	21,084,885
0.875%, 02/15/47 (c) (d)	51,019,953	40,173,725
1.000%, 02/15/46 (c) (d)	49,605,769	40,547,989
1.375%, 02/15/44 (c) (d)	68,686,559	61,352,698
1.500%, 02/15/53 (c)	8,176,974	7,404,307
1.750%, 01/15/28 (c) (d)	66,559,882	66,144,399
2.000%, 01/15/26 (c) (d) (e)	34,000,083	33,732,620
2.125%, 02/15/40 (c) (d)	23,241,049	23,858,512
2.125%, 02/15/41 (c) (d)	21,393,147	21,959,065
2.375%, 01/15/25 (c) (d)	67,349,365	66,820,474
2.375%, 01/15/27 (c) (e)	579,758	584,877
2.500%, 01/15/29 (c) (d)	33,315,759	34,436,592
3.375%, 04/15/32 (c) (e)	3,359,290	3,757,669
3.625%, 04/15/28 (c) (d)	34,367,161	36,812,762
3.875%, 04/15/29 (c) (d)	38,022,619	41,908,623
U.S. Treasury Inflation-Indexed Notes 0.125%, 10/15/24 (c) (d)	3,716,784	3,635,770
0.125%, 04/15/25 (c) (d) (e) (f) (g)	10,243,470	9,877,519
0.125%, 10/15/25 (c) (d) (e) (f) (g)	10,908,356	10,488,778
0.125%, 04/15/26 (c) (d)	19,940,490	18,979,312
0.125%, 07/15/26 (c) (d) (e)	67,027,300	63,863,069
0.125%, 10/15/26 (c) (d) (e)	17,223,537	16,354,528
0.125%, 04/15/27 (c) (d)	10,568,005	9,929,720
0.125%, 01/15/30 (c) (d)	15,064,734	13,652,571
0.125%, 07/15/30 (c) (d)	63,983,761	57,796,636
0.125%, 01/15/31 (c) (d)	50,717,779	45,264,024
0.125%, 07/15/31 (c) (d)	17,628,854	15,670,096
0.125%, 01/15/32 (c) (d)	8,988,577	7,893,245
0.250%, 01/15/25 (c) (d)	36,884,248	35,801,042
0.250%, 07/15/29 (c) (d)	26,496,227	24,484,476
0.375%, 07/15/25 (c) (d) (e) (f)	12,256,966	11,874,861
0.375%, 01/15/27 (c) (d)	27,735,586	26,355,470
0.375%, 07/15/27 (c) (d)	28,281,444	26,871,540
0.500%, 01/15/28 (c) (d)	12,311,244	11,648,688
0.625%, 01/15/26 (c) (e) (f) (g)	3,159,483	3,048,309
0.625%, 07/15/32 (c) (d)	161,456,349	147,477,771
0.750%, 07/15/28 (c) (d)	5,649,419	5,406,068
0.875%, 01/15/29 (c) (d)	19,997,607	19,135,902
1.375%, 07/15/33 (c)	2,633,956	2,553,404
1.625%, 10/15/27 (c) (d)	92,419,380	91,711,957

		1,250,683,147

Total U.S. Treasury & Government Agencies (Cost $1,630,629,918)		1,432,693,737

Asset-Backed Securities—10.1%

Asset-Backed - Home Equity—1.0%
ACE Securities Corp. Home Equity Loan Trust
5.870%, 1M TSFR + 0.514%, 03/25/37 (a)	452,501	181,523

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2023

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—(Continued)
ACE Securities Corp. Home Equity Loan Trust
6.520%, 1M TSFR + 1.164%, 12/25/33 (a)	945,920	$933,927
Asset-Backed Securities Corp. Home Equity Loan Trust 6.295%, 1M TSFR + 0.939%, 04/25/34 (a)	1,226,564	1,192,537
Citigroup Mortgage Loan Trust, Inc. 5.650%, 1M TSFR + 0.294%, 03/25/37 (a)	785,644	641,940
5.760%, 1M TSFR + 0.404%, 09/25/36 (144A) (a)	805,188	766,670
6.160%, 1M TSFR + 0.804%, 10/25/35 (a)	3,700,000	3,294,564
First NLC Trust 5.540%, 1M TSFR + 0.184%, 08/25/37 (144A) (a)	779,716	380,662
GSAA Trust 6.720%, 03/25/46 (h)	291,486	155,747
Home Equity Asset Trust 6.145%, 1M TSFR + 0.789%, 02/25/36 (a)	1,475,420	1,420,510
6.325%, 1M TSFR + 0.969%, 08/25/34 (a)	235,964	230,373
HSI Asset Securitization Corp. Trust 5.570%, 1M TSFR + 0.214%, 10/25/36 (a)	4,006	1,569
MASTR Asset-Backed Securities Trust 6.220%, 1M TSFR + 0.864%, 10/25/35 (a)	93,351	86,925
Morgan Stanley ABS Capital I, Inc. Trust 6.130%, 1M TSFR + 0.774%, 01/25/35 (a)	546,227	524,690
6.145%, 1M TSFR + 0.789%, 09/25/35 (a)	1,240,287	1,156,669
New Century Home Equity Loan Trust 6.235%, 1M TSFR + 0.879%, 02/25/35 (a)	307,716	296,312
Nomura Home Equity Loan, Inc. 5.905%, 1M TSFR + 0.549%, 03/25/36 (a)	1,070,975	1,056,984
NovaStar Mortgage Funding Trust 6.175%, 1M TSFR + 0.819%, 01/25/36 (a)	394,284	388,698
Residential Asset Securities Corporation Trust 5.930%, 1M TSFR + 0.344%, 06/25/36 (a)	2,897,783	2,782,088
Soundview Home Loan Trust 5.650%, 1M TSFR + 0.294%, 07/25/37 (a)	295,110	253,238
5.670%, 1M TSFR + 0.314%, 06/25/37 (a)	1,843,871	1,286,850

		17,032,476

Asset-Backed - Other—9.0%
522 Funding CLO Ltd. 6.717%, 3M TSFR + 1.302%, 10/20/31 (144A) (a)	1,500,000	1,498,794
ACAS CLO Ltd. 6.547%, 3M TSFR + 1.152%, 10/18/28 (144A) (a)	1,169,924	1,168,474
AMMC CLO XII Ltd. 6.581%, 3M TSFR + 1.212%, 11/10/30 (144A) (a)	609,338	608,711
Anchorage Capital CLO 11 Ltd. 6.814%, 3M TSFR + 1.402%, 07/22/32 (144A) (a)	1,600,000	1,597,986
Anchorage Capital CLO 6 Ltd. 6.706%, 3M TSFR + 1.312%, 07/15/30 (144A) (a)	868,909	868,875
Anchorage Capital CLO 9 Ltd. 6.796%, 3M TSFR + 1.402%, 07/15/32 (144A) (a)	300,000	299,666
Apidos CLO XXVI Ltd. 6.557%, 3M TSFR + 1.162%, 07/18/29 (144A) (a)	1,292,426	1,291,298
Apidos CLO XXVII Ltd. 6.594%, 3M TSFR + 1.192%, 07/17/30 (144A) (a)	1,453,588	1,452,310
Arbor Realty Commercial Real Estate Notes Ltd. 6.788%, SOFR30A + 1.450%, 01/15/37 (144A) (a)	2,600,000	2,583,819

Asset-Backed - Other—(Continued)
ARES European CLO VI DAC 4.575%, 3M EURIBOR + 0.610%, 04/15/30 (144A) (EUR) (a)	671,073	732,341
ARES L CLO Ltd. 6.706%, 3M TSFR + 1.312%, 01/15/32 (144A) (a)	700,000	699,668
ARES LII CLO Ltd. 6.724%, 3M TSFR + 1.312%, 04/22/31 (144A) (a)	1,700,000	1,695,425
Argent Securities Trust 5.790%, 1M TSFR + 0.434%, 05/25/36 (a)	223,538	53,056
Atlas Senior Loan Fund Ltd. 6.806%, 3M TSFR + 1.412%, 01/16/30 (144A) (a)	1,075,327	1,075,282
Atlas Senior Loan Fund X Ltd. 6.746%, 3M TSFR + 1.352%, 01/15/31 (144A) (a)	436,756	436,576
Barings CLO Ltd. 6.747%, 3M TSFR + 1.332%, 01/20/32 (144A) (a)	1,900,000	1,897,764
BDS LLC 7.156%, 1M TSFR + 1.800%, 03/19/39 (144A) (a)	1,900,000	1,886,033
Benefit Street Partners CLO XII Ltd. 6.606%, 3M TSFR + 1.212%, 10/15/30 (144A) (a)	783,857	783,447
Birch Grove CLO Ltd. 6.776%, 3M TSFR + 1.392%, 06/15/31 (144A) (a)	829,392	829,784
BlackRock European CLO IV DAC 4.815%, 3M EURIBOR + 0.850%, 07/15/30 (144A) (EUR) (a)	1,074,598	1,174,518
BlueMountain CLO XXII Ltd. 6.736%, 3M TSFR + 1.342%, 07/15/31 (144A) (a)	495,224	494,630
BlueMountain EUR CLO DAC 4.746%, 3M EURIBOR + 0.790%, 04/25/32 (144A) (EUR) (a)	864,205	943,643
Capital Four U.S. CLO II Ltd. 7.494%, 3M TSFR + 1.900%, 01/20/37 (144A) (a)	900,000	900,000
Carlyle Euro CLO DAC 4.632%, 3M EURIBOR + 0.630%, 08/15/30 (144A) (EUR) (a)	881,295	962,123
4.735%, 3M EURIBOR + 0.800%, 08/28/31 (144A) (EUR) (a)	6,798,432	7,424,780
Carlyle Global Market Strategies CLO Ltd. 6.589%, 3M TSFR + 1.212%, 08/14/30 (144A) (a)	1,519,796	1,519,054
6.634%, 3M TSFR + 1.232%, 04/17/31 (144A) (a)	475,881	474,637
6.754%, 3M TSFR + 1.342%, 04/22/32 (144A) (a)	400,000	399,884
Carlyle Global Market Strategies Euro CLO Ltd. 4.752%, 3M EURIBOR + 0.750%, 11/15/31 (144A) (EUR) (a)	1,597,015	1,733,061
Carlyle U.S. CLO Ltd. 6.677%, 3M TSFR + 1.262%, 04/20/31 (144A) (a)	1,455,402	1,454,983
6.836%, 3M TSFR + 1.442%, 01/15/30 (144A) (a)	434,401	434,186
Catamaran CLO Ltd. 6.774%, 3M TSFR + 1.362%, 04/22/30 (144A) (a)	1,350,268	1,349,701
CBAM Ltd. 6.927%, 3M TSFR + 1.512%, 07/20/30 (144A) (a)	528,488	528,530
Cedar Funding V CLO Ltd. 6.764%, 3M TSFR + 1.362%, 07/17/31 (144A) (a)	800,000	799,576
CIFC European Funding CLO III DAC 5.015%, 3M EURIBOR + 1.050%, 01/15/34 (144A) (EUR) (a)	800,000	868,413

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2023

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
CIFC Funding Ltd. 6.610%, 3M TSFR + 1.212%, 10/24/30 (144A) (a)	2,109,313	$2,108,262
6.657%, 3M TSFR + 1.262%, 04/18/31 (144A) (a)	1,865,106	1,865,141
6.684%, 3M TSFR + 1.272%, 04/23/29 (144A) (a)	371,931	371,916
CIT Mortgage Loan Trust 6.970%, 1M TSFR + 1.614%, 10/25/37 (144A) (a)	4,367,837	4,317,723
Contego CLO IV DAC 4.642%, 3M EURIBOR + 0.640%, 01/23/30 (144A) (EUR) (a)	797,272	864,035
Countrywide Asset-Backed Certificates Trust 5.660%, 1M TSFR + 0.304%, 11/25/37 (a)	4,511,065	4,159,307
6.210%, 1M TSFR + 0.854%, 08/25/47 (a)	20,093	19,099
CQS U.S. CLO Ltd. 7.266%, 3M TSFR + 1.850%, 07/20/31 (144A) (a)	2,060,287	2,064,871
Credit-Based Asset Servicing & Securitization LLC 5.577%, 1M TSFR + 0.234%, 07/25/37 (144A) (a)	62,789	39,750
5.677%, 1M TSFR + 0.334%, 07/25/37 (144A) (a)	1,251,372	792,428
Crestline Denali CLO XIV Ltd. 6.814%, 3M TSFR + 1.402%, 10/23/31 (144A) (a)	1,081,817	1,081,806
Crestline Denali CLO XV Ltd. 6.707%, 3M TSFR + 1.292%, 04/20/30 (144A) (a)	715,072	715,243
CSAB Mortgage-Backed Trust 6.220%, 09/25/36 (h)	385,298	113,893
Dryden 35 Euro CLO DAC 4.965%, 3M EURIBOR + 0.980%, 01/17/33 (144A) (EUR) (a)	800,000	870,338
Dryden 44 Euro CLO DAC 4.845%, 3M EURIBOR + 0.880%, 04/15/34 (144A) (EUR) (a)	1,300,000	1,405,160
Dryden 52 Euro CLO DAC 4.862%, 3M EURIBOR + 0.860%, 05/15/34 (144A) (EUR) (a)	998,202	1,082,533
Dryden 60 CLO Ltd. 6.706%, 3M TSFR + 1.312%, 07/15/31 (144A) (a)	690,119	690,174
Dryden 64 CLO Ltd. 6.627%, 3M TSFR + 1.232%, 04/18/31 (144A) (a)	677,861	676,863
Ellington Loan Acquisition Trust 6.570%, 1M TSFR + 1.214%, 05/25/37 (144A) (a)	1,035,877	994,847
Fidelity Grand Harbour CLO DAC 5.125%, 3M EURIBOR + 1.200%, 03/15/32 (144A) (EUR) (a)	900,000	983,480
First Franklin Mortgage Loan Trust 5.590%, 1M TSFR + 0.234%, 12/25/36 (a)	8,057,827	6,965,315
5.780%, 1M TSFR + 0.424%, 07/25/36 (a)	1,576,105	1,503,061
Gallatin CLO VIII Ltd. 6.746%, 3M TSFR + 1.352%, 07/15/31 (144A) (a)	397,612	396,408
GoldenTree Loan Management U.S. CLO 2 Ltd. 6.587%, 3M TSFR + 1.172%, 11/20/30 (144A) (a)	684,285	682,747
GSAMP Trust 6.205%, 1M TSFR + 0.849%, 09/25/35 (a)	85,160	82,694
HalseyPoint CLO 3 Ltd. 7.102%, 3M TSFR + 1.712%, 11/30/32 (144A) (a)	500,000	499,952
HSI Asset Securitization Corp. Trust 5.790%, 1M TSFR + 0.434%, 05/25/37 (a)	52,945	52,793
JP Morgan Mortgage Acquisition Trust 5.680%, 1M TSFR + 0.324%, 10/25/36 (a)	36,470	35,772

Asset-Backed - Other—(Continued)
KKR CLO 11 Ltd. 6.836%, 3M TSFR + 1.442%, 01/15/31 (144A) (a)	434,640	434,646
Laurelin DAC 4.713%, 3M EURIBOR + 0.720%, 10/20/31 (144A) (EUR) (a)	665,042	725,406
LCM Loan Income Fund I Ltd. 6.707%, 3M TSFR + 1.292%, 04/20/31 (144A) (a)	3,766,425	3,756,452
LCM XIII LP 6.528%, 3M TSFR + 1.132%, 07/19/27 (144A) (a)	503,932	503,867
LCM XXV Ltd. 6.516%, 3M TSFR + 1.100%, 07/20/30 (144A) (a)	561,688	560,481
LoanCore Issuer Ltd. 6.888%, SOFR30A + 1.550%, 01/17/37 (144A) (a)	2,100,000	2,081,980
Lockwood Grove CLO Ltd. 6.810%, 3M TSFR + 1.432%, 01/25/30 (144A) (a)	264,600	264,589
Long Beach Mortgage Loan Trust 5.710%, 1M TSFR + 0.354%, 08/25/36 (a)	846,973	329,426
M360 2021-CRE3 Ltd. 6.971%, 1M TSFR + 1.614%, 11/22/38 (144A) (a)	577,451	568,171
Madison Park Euro Funding IX DAC 4.845%, 3M EURIBOR + 0.880%, 07/15/35 (144A) (EUR) (a)	700,000	757,389
Madison Park Funding XXVI Ltd. 6.852%, 3M TSFR + 1.462%, 07/29/30 (144A) (a)	385,724	385,719
Man Euro CLO DAC 5.779%, 3M EURIBOR + 1.750%, 10/15/36 (144A) (EUR) (a)	7,100,000	7,857,821
Man GLG Euro CLO II DAC 4.835%, 3M EURIBOR + 0.870%, 01/15/30 (144A) (EUR) (a)	262,258	288,456
Man GLG Euro CLO V DAC 4.615%, 3M EURIBOR + 0.690%, 12/15/31 (144A) (EUR) (a)	3,970,361	4,323,598
Marathon Static CLO Ltd. 7.166%, 3M TSFR + 1.750%, 07/20/30 (144A) (a)	3,353,848	3,354,600
MF1 LLC 7.506%, 1M TSFR + 2.150%, 06/19/37 (144A) (a)	1,800,000	1,799,982
MF1 Ltd. 6.553%, 1M TSFR + 1.194%, 10/16/36 (144A) (a)	694,068	684,169
MKS CLO Ltd. 6.867%, 3M TSFR + 1.452%, 01/20/31 (144A) (a)	3,047,081	3,047,371
Morgan Stanley ABS Capital I, Inc. Trust 6.445%, 1M TSFR + 1.089%, 07/25/34 (a)	43,147	43,088
6.520%, 1M TSFR + 1.164%, 06/25/35 (a)	1,232,000	1,085,887
Morgan Stanley IXIS Real Estate Capital Trust 5.520%, 1M TSFR + 0.164%, 11/25/36 (a)	517	170
Mountain View CLO LLC 6.746%, 3M TSFR + 1.352%, 10/16/29 (144A) (a)	772,608	772,200
Oak Hill European Credit Partners VII DAC 4.733%, 3M EURIBOR + 0.740%, 10/20/31 (144A) (EUR) (a)	2,094,573	2,270,350
Oaktree CLO Ltd. 6.784%, 3M TSFR + 1.372%, 04/22/30 (144A) (a)	600,000	598,009
OCP Euro CLO DAC 4.785%, 3M EURIBOR + 0.820%, 01/15/32 (144A) (EUR) (a)	675,734	740,324

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2023

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Octagon Investment Partners 18-R Ltd. 6.616%, 3M TSFR + 1.222%, 04/16/31 (144A) (a)	1,131,495	$1,129,173
Octagon Investment Partners XXI Ltd. 6.639%, 3M TSFR + 1.262%, 02/14/31 (144A) (a)	1,100,000	1,097,461
OSD CLO Ltd. 6.534%, 3M TSFR + 1.132%, 04/17/31 (144A) (a)	2,036,098	2,029,198
OZLM IX Ltd. 6.777%, 3M TSFR + 1.362%, 10/20/31 (144A) (a)	500,000	500,001
OZLM VIII Ltd. 6.644%, 3M TSFR + 1.242%, 10/17/29 (144A) (a)	1,501,683	1,500,189
OZLM XXIV Ltd. 6.837%, 3M TSFR + 1.422%, 07/20/32 (144A) (a)	300,000	298,370
Palmer Square European Loan Funding 5.938%, 3M EURIBOR + 1.950%, 04/12/32 (144A) (EUR) (a)	4,428,151	4,888,546
Palmer Square Loan Funding Ltd. 6.456%, 3M TSFR + 1.062%, 10/15/29 (144A) (a)	2,112,659	2,106,804
6.477%, 3M TSFR + 1.062%, 07/20/29 (144A) (a)	1,930,658	1,927,036
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 6.205%, 1M TSFR + 0.849%, 09/25/35 (a)	97,404	93,659
6.520%, 1M TSFR + 1.164%, 10/25/34 (a)	1,862,862	1,824,109
Romark CLO Ltd. 6.704%, 3M TSFR + 1.292%, 10/23/30 (144A) (a)	1,059,504	1,059,187
Saranac CLO VI Ltd. 6.781%, 3M TSFR + 1.402%, 08/13/31 (144A) (a)	1,712,976	1,711,999
Saxon Asset Securities Trust 5.780%, 1M TSFR + 0.424%, 09/25/37 (a)	466,092	437,715
Securitized Asset-Backed Receivables LLC Trust 5.770%, 1M TSFR + 0.414%, 07/25/36 (a)	278,219	108,649
5.790%, 1M TSFR + 0.434%, 07/25/36 (a)	3,035,136	1,027,728
Segovia European CLO DAC 4.873%, 3M EURIBOR + 0.880%, 07/20/32 (144A) (EUR) (a)	300,000	326,491
Sound Point CLO IX Ltd. 6.887%, 3M TSFR + 1.472%, 07/20/32 (144A) (a)	1,400,000	1,396,398
Sound Point CLO XV Ltd. 6.574%, 3M TSFR + 1.162%, 01/23/29 (144A) (a)	303,293	303,226
Soundview Home Loan Trust 5.590%, 1M TSFR + 0.234%, 11/25/36 (144A) (a)	39,708	11,712
Structured Asset Securities Corp. Mortgage Loan Trust 6.957%, 1M TSFR + 1.614%, 04/25/35 (a)	43,465	42,755
TCW CLO Ltd. 6.610%, 3M TSFR + 1.232%, 04/25/31 (144A) (a)	769,751	768,980
THL Credit Wind River CLO Ltd. 6.736%, 3M TSFR + 1.342%, 07/15/31 (144A) (a)	2,000,000	1,986,176
Toro European CLO 5 DAC 4.705%, 3M EURIBOR + 0.740%, 10/15/30 (144A) (EUR) (a)	1,483,565	1,621,113
Tralee CLO VII Ltd. 6.960%, 3M TSFR + 1.582%, 04/25/34 (144A) (a)	1,400,000	1,399,964
TRTX Issuer Ltd. 6.988%, SOFR30A + 1.650%, 02/15/39 (144A) (a)	800,000	776,322
U.S. Small Business Administration 5.510%, 11/01/27	219,107	217,511

Asset-Backed - Other—(Continued)
Venture 33 CLO Ltd. 6.716%, 3M TSFR + 1.322%, 07/15/31 (144A) (a)	295,425	295,151
Venture XVII CLO Ltd. 6.536%, 3M TSFR + 1.142%, 04/15/27 (144A) (a)	390,610	390,141
Venture XXIV CLO Ltd. 6.577%, 3M TSFR + 1.162%, 10/20/28 (144A) (a)	565,355	564,371
Venture XXV CLO Ltd. 6.697%, 3M TSFR + 1.282%, 04/20/29 (144A) (a)	62,001	61,953
Vibrant CLO XI Ltd. 6.797%, 3M TSFR + 1.382%, 07/20/32 (144A) (a)	900,000	898,543
VMC Finance LLC 7.238%, SOFR30A + 1.900%, 02/18/39 (144A) (a)	400,000	392,082
Voya CLO Ltd. 6.557%, 3M TSFR + 1.162%, 01/18/29 (144A) (a)	532,348	531,934
6.636%, 3M TSFR + 1.242%, 06/07/30 (144A) (a)	211,058	210,818
Wellfleet CLO Ltd. 6.567%, 3M TSFR + 1.152%, 07/20/29 (144A) (a)	151,593	151,408
6.737%, 3M TSFR + 1.322%, 10/20/29 (144A) (a)	276,318	276,172
Wind River CLO Ltd. 6.707%, 3M TSFR + 1.312%, 07/18/31 (144A) (a)	543,031	542,167

		150,496,002

Asset-Backed - Student Loan—0.1%
SLM Student Loan Trust 6.146%, SOFR90A + 0.812%, 10/25/64 (144A) (a)	2,088,890	2,019,492

Total Asset-Backed Securities (Cost $168,643,224)		169,547,970

Foreign Government—8.8%

Banks—0.2%
National Bank of Hungary Bill 8.165%, 01/04/24 (HUF)	810,000,000	2,334,876

Sovereign—8.6%
Canada Government Real Return Bond 4.250%, 12/01/26 (CAD) (c)	8,667,888	7,091,438
French Republic Government Bonds OAT 0.100%, 03/01/26 (144A) (EUR) (c)	18,306,740	20,011,269
0.100%, 07/25/31 (144A) (EUR) (c)	1,892,656	2,059,415
0.100%, 07/25/38 (144A) (EUR) (c)	6,620,265	6,849,092
0.250%, 07/25/24 (EUR) (c)	4,909,710	5,379,999
Italy Buoni Poliennali Del Tesoro 0.400%, 05/15/30 (144A) (EUR) (c)	3,957,954	4,081,940
1.400%, 05/26/25 (144A) (EUR) (c)	56,769,896	61,607,732
Japan Government CPI-Linked Bonds 0.100%, 03/10/28 (JPY) (c)	1,679,009,860	12,521,127
0.100%, 03/10/29 (JPY) (c)	2,749,420,870	20,562,158
New Zealand Government Bond Inflation-Linked 3.000%, 09/20/30 (NZD) (c)	5,000,000	4,280,541

		144,444,711

Total Foreign Government (Cost $150,311,387)		146,779,587

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2023

Mortgage-Backed Securities—1.9%

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—1.9%
Banc of America Funding Trust 5.490%, 02/20/36 (a)	102,985	$95,528
Banc of America Mortgage Trust 4.578%, 06/25/35 (a)	27,170	23,466
5.139%, 09/25/35 (a)	22,788	19,489
Bear Stearns ALT-A Trust 4.730%, 09/25/35 (a)	414,418	243,338
5.790%, 1M TSFR + 0.434%, 02/25/34 (a)	57,783	53,405
Bear Stearns ARM Trust 4.329%, 03/25/35 (a)	97,072	87,110
Chase Mortgage Finance Trust 5.301%, 02/25/37 (a)	15,215	14,505
CHL Mortgage Pass-Through Trust 6.000%, 03/25/37	790,175	378,007
6.050%, 1M TSFR + 0.694%, 04/25/35 (a)	237,367	215,988
Citigroup Mortgage Loan Trust, Inc. 4.203%, 03/25/37 (a)	1,158,023	990,283
6.980%, 1Y H15 + 2.400%, 05/25/35 (a)	2,015	1,970
7.373%, 08/25/35 (a)	394	331
Countrywide Alternative Loan Trust 5.000%, 07/25/35	123,124	69,926
5.500%, 06/25/25	362,445	279,881
5.652%, 1M TSFR + 0.294%, 02/20/47 (a)	387,176	296,423
5.710%, 1M TSFR + 0.354%, 06/25/36 (a)	1,080,453	952,175
5.750%, 1M TSFR + 0.674%, 12/25/35 (a)	14,708	12,910
5.830%, 1M TSFR + 0.474%, 05/25/47 (a)	107,778	91,133
6.000%, 03/25/37	3,057,355	1,151,869
6.000%, 04/25/37	497,494	416,667
Countrywide Home Reperforming Loan REMIC Trust 5.810%, 1M TSFR + 0.454%, 06/25/35 (144A) (a)	24,779	23,157
Credit Suisse Mortgage Capital Certificates 3.193%, 11/30/37 (144A) (a)	2,366,174	2,134,283
CSMC Trust 5.401%, 10/26/36 (144A) (a)	38,538	32,860
5.620%, 1M TSFR + 0.264%, 09/29/36 (144A) (a)	491,029	472,500
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust 5.570%, 1M TSFR + 0.214%, 10/25/36 (a)	8,506	6,754
6.369%, 10/25/36 (h)	148,867	124,274
6.386%, 10/25/36 (h)	148,867	124,272
Eurosail-U.K. PLC 6.289%, SONIA + 1.069%, 06/13/45 (GBP) (a)	660,095	836,543
First Horizon Alternative Mortgage Securities Trust 6.982%, 06/25/34 (a)	53,762	50,067
Great Hall Mortgages No. 1 PLC 5.469%, SONIA + 0.249%, 03/18/39 (GBP) (a)	18,993	24,147
5.489%, SONIA + 0.269%, 06/18/38 (GBP) (a)	6,888	8,763
GreenPoint Mortgage Funding Trust 5.830%, 1M TSFR + 0.474%, 09/25/46 (a)	277,006	243,898
5.910%, 1M TSFR + 0.554%, 06/25/45 (a)	94,456	88,730
6.010%, 1M TSFR + 0.654%, 11/25/45 (a)	49,516	43,319
GSR Mortgage Loan Trust 3.966%, 05/25/35 (a)	117,576	95,907
4.579%, 11/25/35 (a)	122,802	102,099
4.836%, 09/25/35 (a)	42,387	39,644
5.216%, 12/25/34 (a)	145,700	131,507
6.166%, 01/25/35 (a)	32,614	29,998

Collateralized Mortgage Obligations—(Continued)
HarborView Mortgage Loan Trust 5.660%, 1M TSFR + 0.304%, 09/19/37 (a)	15,813	13,363
5.910%, 1M TSFR + 0.554%, 05/19/35 (a)	26,204	23,652
6.030%, 1M TSFR + 0.674%, 02/19/36 (a)	72,318	36,026
6.372%, 1M TSFR + 1.014%, 06/20/35 (a)	141,775	126,586
IndyMac INDA Mortgage Loan Trust 4.803%, 11/25/35 (a)	24,757	24,855
JP Morgan Mortgage Trust 3.750%, 07/27/37 (144A) (a)	234,866	213,514
4.263%, 02/25/35 (a)	42,628	39,138
4.538%, 07/25/35 (a)	38,278	36,007
5.048%, 08/25/35 (a)	60,023	49,452
5.392%, 09/25/35 (a)	12,065	11,154
5.669%, 07/25/35 (a)	17,349	16,911
5.822%, 08/25/35 (a)	53,459	50,006
Lehman XS Trust 6.010%, 1M TSFR + 0.654%, 12/25/35 (a)	60,039	55,399
7.770%, 1M TSFR + 2.414%, 12/25/37 (a)	2,017,634	1,918,208
MASTR Adjustable Rate Mortgages Trust 4.515%, 12/25/33 (a)	15,805	14,176
5.386%, 11/21/34 (a)	32,192	30,126
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates 6.176%, 1M TSFR + 0.814%, 11/15/31 (a)	33,662	31,768
Mill City Mortgage Loan Trust 2.750%, 08/25/59 (144A) (a)	459,306	433,301
MRFC Mortgage Pass-Through Trust 5.916%, 1M TSFR + 0.554%, 12/15/30 (a)	5,916	5,552
New Residential Mortgage Loan Trust 2.750%, 07/25/59 (144A) (a)	3,824,024	3,597,613
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates 6.520%, 1M TSFR + 1.164%, 04/25/35 (a)	2,000,000	1,966,979
Residential Accredit Loans, Inc. Trust 5.770%, 1M TSFR + 0.414%, 08/25/35 (a)	42,495	31,703
5.791%, 10/25/37 (a)	585,748	491,824
6.372%, 12M MTA + 1.360%, 09/25/45 (a)	40,559	35,301
Residential Asset Securitization Trust 6.500%, 09/25/36	269,627	90,984
Residential Mortgage Securities 32 PLC 6.470%, SONIA + 1.250%, 06/20/70 (144A) (GBP) (a)	1,766,031	2,255,342
Sequoia Mortgage Trust 5.872%, 1M TSFR + 0.514%, 07/20/36 (a)	175,582	151,927
6.170%, 1M TSFR + 0.814%, 10/19/26 (a)	9,973	9,647
Structured Adjustable Rate Mortgage Loan Trust 6.412%, 12M MTA + 1.400%, 01/25/35 (a)	44,187	37,515
6.478%, 02/25/34 (a)	24,577	23,121
Structured Asset Mortgage Investments II Trust 5.850%, 1M TSFR + 0.494%, 06/25/36 (a)	14,375	13,851
5.890%, 1M TSFR + 0.534%, 05/25/36 (a)	12,920	8,628
5.970%, 1M TSFR + 0.614%, 07/19/35 (a)	42,724	38,174
6.130%, 1M TSFR + 0.774%, 10/19/34 (a)	20,422	18,940
TBW Mortgage-Backed Trust 6.515%, 07/25/37 (h)	138,862	52,829
Towd Point Mortgage Funding 6.365%, 3M SONIA + 1.144%, 10/20/51 (144A) (GBP) (a)	2,736,949	3,492,643

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2023

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Towd Point Mortgage Trust 6.470%, 1M TSFR + 1.114%, 10/25/59 (144A) (a)	717,952	$721,716
Wachovia Mortgage Loan Trust LLC 1.850%, 1M TSFR + 0.574%, 01/25/37 (a)	1,498,389	541,822
WaMu Mortgage Pass-Through Certificates Trust 3.836%, 08/25/35 (a)	9,410	8,672
4.020%, 11/25/36 (a)	3,322,316	2,831,024
4.397%, 12M MTA + 0.810%, 12/25/46 (a)	27,746	23,204
4.727%, 12/25/35 (a)	28,228	25,233
5.782%, 12M MTA + 0.770%, 05/25/47 (a)	151,494	120,426
6.012%, 12M MTA + 1.000%, 02/25/46 (a)	50,877	44,424
6.012%, 12M MTA + 1.000%, 08/25/46 (a)	1,582,859	1,428,213
6.060%, 12M MTA + 1.048%, 07/25/46 (a)	279,423	228,833
6.212%, 12M MTA + 1.200%, 11/25/42 (a)	4,565	4,186
6.512%, 12M MTA + 1.500%, 11/25/46 (a)	92,654	81,312
Wells Fargo Mortgage-Backed Securities Trust 4.773%, 04/25/36 (a)	30,588	28,618

		31,541,024

Commercial Mortgage-Backed Securities—0.0%
JPMorgan Chase Commercial Mortgage Securities Trust 6.859%, 1M TSFR + 1.497%, 12/15/31 (144A) (a)	634,905	516,149

Total Mortgage-Backed Securities (Cost $34,787,920)		32,057,173

Corporate Bonds & Notes—1.6%

Banks—0.9%
Bank of America Corp. 5.875%, 3M TSFR + 3.193%, 03/15/28 (a)	1,570,000	1,503,057
Lloyds Banking Group PLC 4.947%, 5Y EUR Swap + 5.290%, 06/27/25 (EUR) (a)	900,000	967,458
Nykredit Realkredit AS 0.500%, 10/01/43 (DKK)	16,296,161	1,955,215
1.000%, 10/01/50 (DKK)	57,492,210	6,644,027
1.000%, 10/01/53 (DKK)	9,555	1,027
1.500%, 10/01/53 (DKK)	21,586,156	2,585,700
2.500%, 10/01/47 (DKK)	5,197	715
UBS Group AG 0.650%, 1Y EUR Swap + 0.770%, 01/14/28 (EUR) (a)	100,000	100,846
1.000%, 1Y EURIBOR ICE Swap + 1.050%, 06/24/27 (EUR) (a)	100,000	103,554
2.125%, 1Y UKG + 1.550%, 11/15/29 (GBP) (a)	100,000	112,852
7.000%, 1Y UKG + 4.200%, 09/30/27 (GBP) (a)	100,000	132,645
7.750%, 1Y EURIBOR ICE Swap + 4.950%, 03/01/29 (EUR) (a)	100,000	127,155

		14,234,251

Diversified Financial Services—0.7%
Avolon Holdings Funding Ltd. 2.528%, 11/18/27 (144A)	114,000	100,986

Diversified Financial Services—(Continued)
Jyske Realkredit AS 0.500%, 10/01/43 (DKK)	6,381,720	766,427
1.000%, 10/01/50 (DKK)	23,207,738	2,685,975
1.000%, 10/01/53 (DKK)	11,646,098	1,253,644
1.500%, 10/01/53 (DKK)	9,043,631	1,073,255
2.000%, 10/01/53 (DKK)	7,274,870	816,295
2.500%, 10/01/47 (DKK)	3,407	466
Nordea Kredit Realkreditaktieselskab 0.500%, 10/01/43 (DKK)	2,579,294	310,430
1.500%, 10/01/53 (DKK)	11,297,956	1,257,190
2.000%, 10/01/53 (144A) (DKK)	699,502	85,118
2.000%, 10/01/53 (DKK)	4,299,311	475,141
2.500%, 10/01/47 (DKK)	885	121
Realkredit Danmark AS 1.000%, 10/01/50 (DKK)	19,100,846	2,203,948
1.000%, 10/01/53 (DKK)	5,822,608	665,236
1.500%, 10/01/53 (DKK)	4,247,898	511,418
2.000%, 10/01/53 (DKK)	2,686,575	296,684
2.500%, 04/01/47 (DKK)	8,315	1,131

		12,503,465

Electric—0.0%
Eversource Energy 2.900%, 10/01/24	100,000	97,956

Software—0.0%
VMware LLC 3.900%, 08/21/27	300,000	291,021

Total Corporate Bonds & Notes (Cost $29,250,231)		27,126,693

Convertible Preferred Stock—0.1%

Banks—0.1%
Wells Fargo & Co. - Series L, 7.500% (Cost $900,000)	900	1,076,058

Short-Term Investments—60.2%

Commercial Paper—0.3%
AT&T, Inc. 5.700%, 03/19/24 (i)	4,800,000	4,739,542

Repurchase Agreements—59.9%
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.480%, due on 01/03/24 with a maturity value of $948,744,398; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 4.000%, with maturity dates ranging from 02/15/32 - 11/15/52, and an aggregate market value of $960,078,809.	948,600,000	948,600,000

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2023

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $6,593,720; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $6,723,792.	6,591,889	$6,591,889
JPMorgan Securities LLC Repurchase Agreement dated 12/29/23 at 5.490%, due on 01/03/24 with a maturity value of $50,207,656; collateralized by U.S. Treasury Inflation Indexed Note at 0.125%, maturing 07/15/26 with a market value of $51,183,130.	50,200,000	50,200,000

		1,005,391,889

Total Short-Term Investments (Cost $1,010,132,609)		1,010,131,431

Total Investments—168.1% (Cost $3,024,655,289)		2,819,412,649
Other assets and liabilities (net)—(68.1)%		(1,141,937,061)

Net Assets—100.0%		$1,677,475,588

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset-and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(c)	Principal amount of security is adjusted for inflation.
(d)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(e)	All or a portion of the security was pledged as collateral against open OTC option contracts and forward foreign currency exchange contracts. As of December 31, 2023, the market value of securities pledged was $5,902,476.
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2023, the market value of securities pledged was $8,820,525.
(g)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2023, the market value of securities pledged was $9,513,010.
(h)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(i)	The rate shown represents current yield to maturity.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, the market value of 144A securities was $244,155,769, which is 14.6% of net assets.

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Uniform Mortgage-Backed Security, TBA	5.500%	TBA	$(14,000,000)	$(14,050,586)	$(14,062,344)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	8,519	GSBU	02/02/24	USD	1,668	$83
DKK	7,555,000	BNP	01/09/24	USD	1,121,925	(2,782)
DKK	34,520,000	BNP	01/09/24	USD	5,070,182	43,361
EUR	1,458,000	BNP	01/09/24	USD	1,591,340	18,591
HUF	847,789	BNP	01/04/24	USD	2,458	(15)
MXN	134,507	CBNA	01/31/24	USD	7,629	257

Contracts to Deliver
AUD	172,000	BNP	01/09/24	USD	113,977	(3,255)
BRL	5,026,051	CBNA	02/02/24	USD	979,852	(53,148)
CAD	9,097,012	GSBU	01/09/24	USD	6,694,124	(172,064)
DKK	77,890,156	BNP	01/09/24	USD	11,489,162	(48,925)

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2023

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
DKK	7,015,000	BNP	01/09/24	USD	1,028,189	$(10,963)
DKK	103,189,030	GSBU	01/09/24	USD	15,221,552	(64,128)
DKK	8,775,000	GSBU	01/09/24	USD	1,283,543	(16,322)
EUR	133,011,196	UBSA	01/09/24	USD	146,307,527	(564,063)
GBP	855,662	BNP	01/09/24	USD	1,085,348	(5,358)
GBP	4,052,012	UBSA	01/09/24	USD	5,128,854	(36,213)
GBP	821,326	UBSA	01/09/24	USD	1,038,517	(8,420)
HUF	126,667,026	BNP	01/04/24	USD	360,885	(4,188)
HUF	43,710,696	BNP	01/04/24	USD	124,610	(1,371)
HUF	43,644,653	BNP	01/04/24	USD	124,610	(1,180)
HUF	17,702,150	BNP	01/04/24	USD	50,165	(855)
HUF	15,565,690	CBNA	01/04/24	USD	44,448	(415)
HUF	198,015,846	JPMC	01/04/24	USD	563,185	(7,526)
HUF	182,092,983	JPMC	01/04/24	USD	520,340	(4,479)
HUF	137,042,412	JPMC	01/04/24	USD	389,115	(5,862)
HUF	43,644,653	JPMC	01/04/24	USD	124,610	(1,180)
HUF	1,409	JPMC	01/04/24	USD	4	—
JPY	4,334,041,412	BNP	01/09/24	USD	29,559,849	(1,197,416)
JPY	105,000,000	GSBU	01/09/24	USD	712,964	(32,187)
JPY	297,469,139	UBSA	01/09/24	USD	2,030,500	(80,540)
KRW	134,224,286	JPMC	06/20/24	USD	102,677	(2,539)
MXN	6,998,970	GSBU	01/31/24	USD	398,999	(11,333)
NZD	6,154,970	BBP	01/09/24	USD	3,786,509	(104,377)
TWD	331,243	BNP	02/29/24	USD	10,376	(491)
TWD	329,392	BNP	02/29/24	USD	10,408	(399)
TWD	1,698,912	BNP	03/20/24	USD	54,839	(1,028)

Net Unrealized Depreciation						$(2,380,730)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro-BTP Futures	03/07/24	117	EUR	13,940,550	$570,764
U.S. Treasury Note 10 Year Futures	03/19/24	476	USD	53,735,938	1,823,762
U.S. Treasury Note 2 Year Futures	03/28/24	128	USD	26,357,000	275,072
U.S. Treasury Note Ultra 10 Year Futures	03/19/24	1,135	USD	133,947,734	4,950,715
U.S. Treasury Ultra Long Bond Futures	03/19/24	158	USD	21,107,813	1,809,408

Futures Contracts—Short
Australian 10 Year Treasury Bond Futures	03/15/24	(3)	AUD	(349,997)	(6,910)
Euro-Short BTP Futures	03/07/24	(307)	EUR	(32,741,550)	(242,499)
Euro-Bobl Futures	03/07/24	(2)	EUR	(238,560)	(4,275)
Euro-Bund Futures	03/07/24	(215)	EUR	(29,502,300)	(984,068)
Euro-OAT Futures	03/07/24	(115)	EUR	(15,123,650)	(471,763)
Euro-Schatz Futures	03/07/24	(2,236)	EUR	(238,234,620)	(1,525,683)
U.S. Treasury Long Bond Futures	03/19/24	(1,361)	USD	(170,039,938)	(12,826,194)
U.S. Treasury Note 5 Year Futures	03/28/24	(2,141)	USD	(232,883,931)	(4,844,341)

Net Unrealized Depreciation					$(11,476,012)

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2023

Written Options

Inflation Capped Options	Initial Index	Counterparty	Exercise Index	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Cap - CPALEMU Index	100.152	GSBU	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/35	(8,700,000)	EUR	(8,700,000)	$(382,245)	$(173,541)	$208,704
Cap - CPURNSA Index	233.916	JPMC	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/24	(35,000,000)	USD	(35,000,000)	(254,625)	(4)	254,621
Cap - CPURNSA Index	234.781	JPMC	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/24	(1,500,000)	USD	(1,500,000)	(10,425)	—	10,425

Totals								$(647,295)	$(173,545)	$473,750

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 2 Yr. IRS	2.900%	GSBU	6M EURIBOR	Receive	08/29/25	(11,900,000)	EUR	(11,900,000)	$(154,666)	$(262,077)	$(107,411)
Call - OTC - 2 Yr. IRS	2.950%	CBNA	6M EURIBOR	Receive	09/15/25	(19,000,000)	EUR	(19,000,000)	(229,651)	(444,795)	(215,144)
Call - OTC - 2 Yr. IRS	2.800%	GSI	6M EURIBOR	Receive	09/01/25	(25,800,000)	EUR	(25,800,000)	(325,147)	(528,933)	(203,786)
Call - OTC - 2 Yr. IRS	3.150%	BBP	6M EURIBOR	Receive	10/06/25	(22,800,000)	EUR	(22,800,000)	(264,018)	(594,839)	(330,821)
Call - OTC - 2 Yr. IRS	4.750%	JPMC	SOFR	Receive	01/16/24	(13,500,000)	USD	(13,500,000)	(62,775)	(188,983)	(126,208)
Call - OTC - 2 Yr. IRS	3.900%	GSBU	SOFR	Receive	03/20/24	(68,300,000)	USD	(68,300,000)	(329,548)	(382,351)	(52,803)
Call - OTC - 2 Yr. IRS	4.758%	MSCS	SOFR	Receive	01/16/24	(46,800,000)	USD	(46,800,000)	(215,280)	(661,816)	(446,536)
Call - OTC - 2 Yr. IRS	4.700%	BNP	SOFR	Receive	02/13/24	(61,400,000)	USD	(61,400,000)	(268,011)	(912,021)	(644,010)
Put - OTC - 2 Yr. IRS	3.150%	BBP	6M EURIBOR	Pay	10/06/25	(22,800,000)	EUR	(22,800,000)	(264,018)	(93,412)	170,606
Put - OTC - 2 Yr. IRS	2.900%	GSBU	6M EURIBOR	Pay	08/29/25	(11,900,000)	EUR	(11,900,000)	(154,667)	(58,505)	96,162
Put - OTC - 2 Yr. IRS	2.950%	CBNA	6M EURIBOR	Pay	09/15/25	(19,000,000)	EUR	(19,000,000)	(229,651)	(102,126)	127,525
Put - OTC - 2 Yr. IRS	2.800%	GSI	6M EURIBOR	Pay	09/01/25	(25,800,000)	EUR	(25,800,000)	(325,147)	(140,708)	184,439

Totals									$(2,822,579)	$(4,370,566)	$(1,547,987)

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - 3 Month Euribor Futures	EUR	96.750	04/12/24	(603)	EUR	(1,507,500)	$(406,664)	$(407,730)	$(1,066)

Swap Agreements

OTC Total Return Swaps

Pay/Receive Floating or Fixed Rate	Fixed Rate/ Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M SOFR	Maturity	02/23/24	MSCS	U.S. Treasury Inflation Indexed Notes	USD	36,628,302	$1,430,603	$(1,391,214)	$2,821,817
Pay	12M SOFR	Maturity	02/23/24	MSCS	U.S. Treasury Inflation Indexed Notes	USD	30,162,515	1,195,637	(4,410,830)	5,606,467
Pay	5.620%	Maturity	01/16/24	MSCS	U.S. Treasury Inflation Indexed Notes	USD	37,460,049	416,988	—	416,988
Pay	5.620%	Maturity	01/16/24	MSCS	U.S. Treasury Inflation Indexed Notes	USD	10,426,666	278,199	—	278,199
Pay	5.620%	Maturity	01/16/24	MSCS	U.S. Treasury Inflation Indexed Notes	USD	23,190,634	785,471	—	785,471
Pay	5.620%	Maturity	01/16/24	MSCS	U.S. Treasury Inflation Indexed Notes	USD	58,065,577	615,653	—	615,653
Pay	5.620%	Maturity	01/16/24	MSCS	U.S. Treasury Inflation Indexed Notes	USD	28,353,337	373,899	(687,159)	1,061,058
Pay	5.620%	Maturity	01/16/24	MSCS	U.S. Treasury Inflation Indexed Notes	USD	23,590,292	695,469	—	695,469
Pay	5.570%	Maturity	01/09/24	MSCS	U.S. Treasury Inflation Indexed Notes	USD	48,992,656	2,234,789	873,031	1,361,758
Pay	5.570%	Maturity	01/09/24	MSCS	U.S. Treasury Inflation Indexed Notes	USD	11,371,659	119,235	(1,188,771)	1,308,006
Pay	5.570%	Maturity	01/09/24	MSCS	U.S. Treasury Inflation Indexed Notes	USD	69,240,611	1,862,236	(8,008,530)	9,870,766
Pay	5.570%	Maturity	01/09/24	MSCS	U.S. Treasury Inflation Indexed Notes	USD	30,874,410	483,742	(5,091,155)	5,574,897
Pay	5.570%	Maturity	01/09/24	MSCS	U.S. Treasury Inflation Indexed Notes	USD	37,374,652	1,779,933	2,275,302	(495,369)

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2023

OTC Total Return Swaps—(Continued)

Pay/Receive Floating or Fixed Rate	Fixed Rate/ Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	5.570%	Maturity	01/09/24	MSCS	U.S. Treasury Inflation Indexed Notes	USD	53,854,910	$1,939,873	$(3,340,922)	$5,280,795
Pay	5.570%	Maturity	01/09/24	MSCS	U.S. Treasury Inflation Indexed Notes	USD	45,820,341	1,370,278	(5,044,295)	6,414,573

Totals								$15,582,005	$(26,014,543)	$41,596,548

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M CPURNSA	Maturity	1.760%	Maturity	11/04/29	USD	24,500,000	$(3,700,407)	$(9,994)	$(3,690,413)
Pay	12M CPURNSA	Maturity	1.954%	Maturity	06/03/29	USD	8,650,000	(1,136,721)	—	(1,136,721)
Pay	12M CPURNSA	Maturity	1.998%	Maturity	07/25/29	USD	21,500,000	(2,695,842)	2,003	(2,697,845)
Pay	12M CPURNSA	Maturity	2.335%	Maturity	02/05/28	USD	13,090,000	(1,158,510)	28,402	(1,186,912)
Pay	12M CPURNSA	Maturity	2.370%	Maturity	06/06/28	USD	6,400,000	(541,503)	(1,137)	(540,366)
Pay	12M CPURNSA	Maturity	2.500%	Maturity	09/07/24	USD	7,100,000	6,795	—	6,795
Pay	12M CPURNSA	Maturity	2.510%	Maturity	09/08/24	USD	500,000	541	—	541
Pay	12M CPURNSA	Maturity	2.560%	Maturity	09/12/24	USD	6,000,000	10,088	—	10,088
Pay	12M CPURNSA	Maturity	2.565%	Maturity	09/12/24	USD	5,300,000	9,167	—	9,167
Pay	12M FRCPXT	Maturity	1.410%	Maturity	11/15/39	EUR	600,000	(146,089)	—	(146,089)
Pay	12M FRCPXT	Annually	1.910%	Maturity	01/15/38	EUR	350,000	(40,198)	2,830	(43,028)
Pay	12M HICP	Maturity	1.380%	Maturity	03/15/31	EUR	23,400,000	(4,958,683)	(124,371)	(4,834,312)
Pay	12M HICP	Maturity	2.356%	Maturity	11/15/33	EUR	5,900,000	140,419	(8,883)	149,302
Pay	12M HICP	Maturity	2.363%	Maturity	11/15/33	EUR	3,300,000	80,868	—	80,868
Pay	12M HICP	Maturity	2.390%	Maturity	11/15/33	EUR	3,400,000	93,484	3,290	90,194
Pay	12M HICP	Maturity	2.421%	Maturity	05/15/52	EUR	650,000	(49,030)	—	(49,030)
Pay	12M HICP	Maturity	2.488%	Maturity	05/15/37	EUR	4,460,000	(126,603)	4,681	(131,284)
Pay	12M HICP	Maturity	2.550%	Maturity	04/15/52	EUR	400,000	(14,309)	484	(14,793)
Pay	12M HICP	Maturity	2.580%	Maturity	03/15/52	EUR	1,000,000	(39,838)	677	(40,515)
Pay	12M HICP	Maturity	2.590%	Maturity	03/15/52	EUR	1,400,000	(50,676)	(34,483)	(16,193)
Pay	12M HICP	Maturity	2.590%	Maturity	12/15/52	EUR	2,300,000	80,532	—	80,532
Pay	12M HICP	Maturity	2.682%	Maturity	10/15/53	EUR	1,100,000	91,797	—	91,797
Pay	12M HICP	Maturity	2.700%	Maturity	04/15/53	EUR	3,100,000	274,110	20,241	253,869
Pay	12M HICP	Maturity	2.736%	Maturity	10/15/53	EUR	1,600,000	165,202	14,305	150,897
Pay	12M HICP	Maturity	2.763%	Maturity	09/15/53	EUR	3,100,000	344,855	8,371	336,484
Pay	12M HICP	Maturity	3.520%	Maturity	09/15/24	EUR	3,300,000	(21,047)	(2,614)	(18,433)
Pay	12M HICP	Maturity	3.720%	Maturity	09/15/24	EUR	6,300,000	(12,060)	(4,232)	(7,828)
Pay	12M HICP	Maturity	3.850%	Maturity	09/15/24	EUR	6,900,000	6,843	—	6,843
Pay	12M SOFR	Annually	3.085%	Annually	02/13/34	USD	58,000,000	(1,710,716)	(412,766)	(1,297,950)
Pay	12M SOFR	Annually	3.900%	Annually	03/22/26	USD	34,150,000	57,058	—	57,058
Pay	12M SOFR	Annually	4.611%	Annually	10/31/25	USD	95,400,000	716,320	—	716,320
Pay	3M SOFR	Quarterly	1.888%	Semi-Annually	11/21/53	USD	5,000,000	(1,586,821)	1,752	(1,588,573)
Pay	3M SOFR	Quarterly	2.340%	Semi-Annually	11/21/28	USD	90,200,000	(5,929,532)	—	(5,929,532)
Pay	6M EURIBOR	Semi-Annually	0.550%	Annually	08/10/24	EUR	100,000	(2,165)	—	(2,165)
Pay	6M EURIBOR	Semi-Annually	0.650%	Annually	04/12/27	EUR	7,500,000	(485,740)	—	(485,740)
Pay	6M EURIBOR	Semi-Annually	0.650%	Annually	05/11/27	EUR	3,400,000	(224,640)	—	(224,640)
Pay	6M EURIBOR	Semi-Annually	0.700%	Annually	04/11/27	EUR	3,100,000	(195,598)	—	(195,598)
Pay	6M EURIBOR	Semi-Annually	1.000%	Annually	05/13/27	EUR	6,900,000	(371,785)	—	(371,785)
Pay	6M EURIBOR	Semi-Annually	1.000%	Annually	05/18/27	EUR	3,000,000	(162,471)	—	(162,471)
Pay	6M EURIBOR	Semi-Annually	2.879%	Annually	08/15/32	EUR	21,800,000	768,948	—	768,948
Pay	6M EURIBOR	Semi-Annually	3.000%	Annually	03/20/34	EUR	150,090,000	7,923,899	(2,453,167)	10,377,066
Receive	12M CPURNSA	Maturity	1.798%	Maturity	08/25/27	USD	9,300,000	1,347,337	—	1,347,337
Receive	12M CPURNSA	Maturity	1.890%	Maturity	08/27/27	USD	12,300,000	1,700,576	—	1,700,576
Receive	12M CPURNSA	Maturity	2.311%	Maturity	02/24/31	USD	21,200,000	2,216,265	6,992	2,209,273
Receive	12M CPURNSA	Maturity	2.314%	Maturity	02/26/26	USD	10,200,000	1,005,352	—	1,005,352
Receive	12M CPURNSA	Maturity	2.419%	Maturity	03/05/26	USD	13,000,000	1,208,154	—	1,208,154
Receive	12M CPURNSA	Maturity	2.573%	Maturity	08/26/28	USD	1,900,000	112,204	—	112,204
Receive	12M CPURNSA	Maturity	2.645%	Maturity	09/10/28	USD	2,400,000	123,338	—	123,338

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2023

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	12M CPURNSA	Maturity	2.703%	Maturity	05/25/26	USD	7,090,000	$520,364	$—	$520,364
Receive	12M CPURNSA	Maturity	2.768%	Maturity	05/13/26	USD	11,300,000	806,022	—	806,022
Receive	12M CPURNSA	Maturity	2.813%	Maturity	05/14/26	USD	4,600,000	316,977	—	316,977
Receive	12M FRCPXT	Maturity	1.030%	Maturity	03/15/24	EUR	9,200,000	865,890	(179)	866,069
Receive	12M HICP	Maturity	2.260%	Maturity	03/15/28	EUR	14,600,000	10,168	—	10,168
Receive	12M HICP	Maturity	2.359%	Maturity	08/15/30	EUR	6,200,000	145,334	26,391	118,943
Receive	12M HICP	Maturity	2.470%	Maturity	07/15/32	EUR	3,400,000	55,329	—	55,329
Receive	12M HICP	Maturity	2.548%	Maturity	11/15/53	EUR	1,100,000	(40,669)	(3,391)	(37,278)
Receive	12M HICP	Maturity	2.570%	Maturity	06/15/32	EUR	1,700,000	9,405	—	9,405
Receive	12M HICP	Maturity	2.600%	Maturity	05/15/32	EUR	6,600,000	126,441	28,565	97,876
Receive	12M HICP	Maturity	2.620%	Maturity	11/15/53	EUR	1,200,000	(75,107)	—	(75,107)
Receive	12M HICP	Maturity	2.720%	Maturity	06/15/32	EUR	6,500,000	(76,673)	(30,313)	(46,360)
Receive	12M HICP	Maturity	3.000%	Maturity	05/15/27	EUR	2,000,000	37,059	667	36,392
Receive	12M HICP	Maturity	3.130%	Maturity	05/15/27	EUR	1,400,000	15,443	—	15,443
Receive	12M SOFR	Annually	2.865%	Annually	02/13/54	USD	25,800,000	2,053,156	527,905	1,525,251
Receive	12M SOFR	Annually	4.250%	Annually	12/20/25	USD	147,100,000	(416,881)	407,216	(824,097)
Receive	12M SOFR	Annually	4.858%	Annually	12/22/25	USD	100,000	(1,431)	—	(1,431)
Receive	12M SOFR	Annually	4.868%	Annually	12/22/25	USD	34,050,000	(493,606)	—	(493,606)
Receive	3M SOFR	Semi-Annually	2.237%	Quarterly	11/21/53	USD	18,300,000	4,624,741	—	4,624,741
Receive	3M SOFR	Semi-Annually	1.840%	Quarterly	11/21/28	USD	24,600,000	2,160,753	(4,532)	2,165,285
Receive	6M EURIBOR	Annually	0.190%	Semi-Annually	11/04/52	EUR	6,700,000	3,263,328	—	3,263,328
Receive	6M EURIBOR	Annually	0.195%	Semi-Annually	11/04/52	EUR	7,000,000	3,401,557	—	3,401,557
Receive	6M EURIBOR	Annually	0.197%	Semi-Annually	11/08/52	EUR	12,200,000	5,924,336	—	5,924,336
Receive	6M EURIBOR	Annually	2.750%	Semi-Annually	03/20/54	EUR	40,450,000	(4,205,427)	1,376,368	(5,581,795)
Receive	6M TONA	Semi-Annually	0.300%	Semi-Annually	09/20/27	JPY	788,000,000	25,035	(4,577)	29,612
Receive	6M TONA	Semi-Annually	0.300%	Semi-Annually	03/20/28	JPY	426,780,000	20,603	(1,706)	22,309
Receive	12M TONA	Annually	0.500%	Annually	12/15/31	JPY	1,469,000,000	175,875	2,105	173,770
Receive	12M TONA	Annually	0.550%	Annually	09/14/28	JPY	1,420,000,000	(49,499)	(15,498)	(34,001)

Totals								$12,321,691	$(648,598)	$12,970,289

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank PLC
(BNP)—	BNP Paribas SA
(CBNA)—	Citibank NA
(GSBU)—	Goldman Sachs Bank USA
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank NA
(MSCS)—	Morgan Stanley Capital Services LLC
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HUF)—	Hungarian Forint
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(NZD)—	New Zealand Dollar
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar

Index Abbreviations

(CPALEMU)—	Euro Area All Items Index Non-Seasonally Adjusted
(CPI)—	Consumer Price Index
(CPURNSA)—	U.S. Consumer Price Index for All Urban Consumers Non-Seasonally Adjusted
(EURIBOR)—	Euro InterBank Offered Rate
(FRCPXT)—	France Consumer Price Ex-Tobacco Index
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(HICP)—	Harmonized Index of Consumer Prices
(MTA)—	Monthly Treasury Average Index
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(SOFR90A)—	Secured Overnight Financing Rate 90-Day Average
(SONIA)—	Sterling Overnight Index Average Deposit Rate
(TONA)—	Tokyo Overnight Average Rate
(TSFR)—	Term Secured Overnight Financing Rate
(UKG)—	U.K. Government Bond

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(DAC)—	Designated Activity Company
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,432,693,737	$—	$1,432,693,737
Total Asset-Backed Securities*	—	169,547,970	—	169,547,970
Total Foreign Government*	—	146,779,587	—	146,779,587
Total Mortgage-Backed Securities*	—	32,057,173	—	32,057,173
Total Corporate Bonds & Notes*	—	27,126,693	—	27,126,693
Total Convertible Preferred Stock*	1,076,058	—	—	1,076,058
Total Short-Term Investments*	—	1,010,131,431	—	1,010,131,431
Total Investments	$1,076,058	$2,818,336,591	$—	$2,819,412,649

TBA Forward Sales Commitments (Liability)	$—	$(14,062,344)	$—	$(14,062,344)
Secured Borrowings (Liability)	$—	$(2,379,517,112)	$—	$(2,379,517,112)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$62,292	$—	$62,292
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(2,443,022)	—	(2,443,022)
Total Forward Contracts	$—	$(2,380,730)	$—	$(2,380,730)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$9,429,721	$—	$—	$9,429,721
Futures Contracts (Unrealized Depreciation)	(20,905,733)	—	—	(20,905,733)
Total Futures Contracts	$(11,476,012)	$—	$—	$(11,476,012)
Written Options
Inflation Capped Options at Value	$—	$(173,545)	$—	$(173,545)
Interest Rate Swaptions at Value	—	(4,370,566)	—	(4,370,566)
Options on Exchange-Traded Futures Contracts at Value	(407,730)	—	—	(407,730)
Total Written Options	$(407,730)	$(4,544,111)	$—	$(4,951,841)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$44,876,180	$—	$44,876,180
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(31,905,891)	—	(31,905,891)
Total Centrally Cleared Swap Contracts	$—	$12,970,289	$—	$12,970,289
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$15,582,005	$—	$15,582,005

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a)	$1,814,020,760
Repurchase Agreements at value which equals cost	1,005,391,889
Cash	827,468
Cash denominated in foreign currencies (b)	6,775,635
Cash collateral for centrally cleared swap contracts	2,161,000
OTC swap contracts at market value (c)	15,582,005
Unrealized appreciation on forward foreign currency exchange contracts	62,292
Receivable for:
Investments sold	2,366,691,233
TBA securities sold (d)	179,692,702
Premiums on written options	1,248,212
Fund shares sold	457,532
Principal paydowns	7,558
Interest	7,313,605
Variation margin on futures contracts	916,721
Deferred dollar roll income	566,205
Variation margin on centrally cleared swap contracts	488,275
Prepaid expenses	6,492

Total Assets	5,402,209,584
Liabilities
Written options at value (e)	4,951,841
TBA Forward sales commitments, at value	14,062,344
Secured borrowings	2,379,517,112
Cash collateral (f)	11,246,000
Unrealized depreciation on forward foreign currency exchange contracts	2,443,022
Payables for:
Investments purchased	1,001,130,008
TBA securities purchased (d)	302,158,526
Fund shares redeemed	405,874
Interest on OTC swap contracts	7,502,926
Accrued Expenses:
Management fees	675,932
Distribution and service fees	176,011
Deferred trustees’ fees	180,033
Other expenses	284,367

Total Liabilities	3,724,733,996

Net Assets	$1,677,475,588

Net Assets Consist of:
Paid in surplus	$1,968,438,513
Distributable earnings (Accumulated losses)	(290,962,925)

Net Assets	$1,677,475,588

Net Assets
Class A	$837,711,158
Class B	822,331,079
Class E	17,433,351
Capital Shares Outstanding*
Class A	88,139,433
Class B	87,330,487
Class E	1,846,067
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.50
Class B	9.42
Class E	9.44

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreements, was $2,019,263,400.
(b)	Identified cost of cash denominated in foreign currencies was $11,509,711.
(c)	Net premium received on OTC swap contracts was $26,014,543.
(d)	Included within TBA securities sold is $27,952,148 related to TBA forward sale commitments and included within TBA securities purchased is $14,047,031 related to TBA forward sale commitments.
(e)	Premiums received on written options were $3,876,538.
(f)	Includes collateral of $7,220,000 for OTC swap contracts and $2,894,000 for TBAs and $1,132,000 for secured-borrowing transactions.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends	$67,500
Interest	82,629,758

Total investment income	82,697,258
Expenses
Management fees	8,475,607
Administration fees	91,416
Custodian and accounting fees	263,403
Distribution and service fees—Class B	2,101,997
Distribution and service fees—Class E	28,151
Interest expense	2,725,437
Audit and tax services	142,983
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	70,070
Insurance	16,979
Miscellaneous	33,073

Total expenses	14,041,919
Less management fee waiver	(167,191)

Net expenses	13,874,728

Net Investment Income	68,822,530

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(68,343,986)
Purchased options	(2,372,434)
Futures contracts	6,543,277
Written options	4,009,454
Swap contracts	(36,488,419)
Foreign currency transactions	1,602,852
Forward foreign currency transactions	(6,661,146)

Net realized gain (loss)	(101,710,402)

Net change in unrealized appreciation (depreciation) on:
Investments	71,574,246
Purchased options	(644,772)
Futures contracts	(17,021,375)
Written options	1,025,454
Swap contracts	36,883,249
Foreign currency transactions	(1,970,265)
Forward foreign currency transactions	4,932,148

Net change in unrealized appreciation (depreciation)	94,778,685

Net realized and unrealized gain (loss)	(6,931,717)

Net Increase (Decrease) in Net Assets From Operations	$61,890,813

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$68,822,530	$149,837,311
Net realized gain (loss)	(101,710,402)	6,788,973
Net change in unrealized appreciation (depreciation)	94,778,685	(419,112,559)

Increase (decrease) in net assets from operations	61,890,813	(262,486,275)

From Distributions to Shareholders
Class A	(20,701,262)	(68,191,612)
Class B	(17,510,798)	(60,188,020)
Class E	(416,535)	(1,385,450)
From return of capital
Class A	(159,162)	—
Class B	(134,632)	—
Class E	(3,203)	—

Total distributions	(38,925,592)	(129,765,082)

Increase (decrease) in net assets from capital share transactions	(159,074,721)	(187,641,312)

Total increase (decrease) in net assets	(136,109,500)	(579,892,669)

Net Assets
Beginning of period	1,813,585,088	2,393,477,757

End of period	$1,677,475,588	$1,813,585,088

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	2,878,404	$27,064,565	1,992,875	$21,108,788
Reinvestments	2,245,471	20,860,424	6,965,435	68,191,612
Redemptions	(17,219,373)	(162,162,172)	(19,570,068)	(203,767,410)

Net increase (decrease)	(12,095,498)	$(114,237,183)	(10,611,758)	$(114,467,010)

Class B
Sales	5,140,711	$47,732,886	5,695,090	$58,611,224
Reinvestments	1,913,821	17,645,430	6,198,560	60,188,020
Redemptions	(11,559,498)	(107,274,660)	(18,853,399)	(192,182,583)

Net increase (decrease)	(4,504,966)	$(41,896,344)	(6,959,749)	$(73,383,339)

Class E
Sales	107,702	$1,007,384	286,324	$2,902,463
Reinvestments	45,426	419,738	142,243	1,385,450
Redemptions	(467,865)	(4,368,316)	(399,996)	(4,078,876)

Net increase (decrease)	(314,737)	$(2,941,194)	28,571	$209,037

Increase (decrease) derived from capital shares transactions		$(159,074,721)		$(187,641,312)

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023		2022	2021	2020		2019
Net Asset Value, Beginning of Period	$9.38		$11.35	$10.85	$10.02		$9.57

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.38		0.76	0.54	0.13		0.21
Net realized and unrealized gain (loss)	(0.03)		(2.05)	0.06	1.02		0.60

Total income (loss) from investment operations	0.35		(1.29)	0.60	1.15		0.81

Less Distributions
Distributions from net investment income	(0.23)		(0.68)	(0.10)	(0.32)		(0.36)
Distributions from return of capital	(0.00	)(b)	—	—	—		—

Total distributions	(0.23)		(0.68)	(0.10)	(0.32)		(0.36)

Net Asset Value, End of Period	$9.50		$9.38	$11.35	$10.85		$10.02

Total Return (%) (c)	3.74		(11.60)	5.61	11.74	(d)	8.60	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68		0.77	0.53	0.78		1.42
Gross ratio of expenses to average net assets excluding interest expense (%)	0.52		0.52	0.51	0.51		0.51
Net ratio of expenses to average net assets (%) (e) (f)	0.67		0.75	0.52	0.76		1.40
Net ratio of expenses to average net assets excluding interest expense (%) (e) (f)	0.52		0.51	0.49	0.50		0.50
Ratio of net investment income (loss) to average net assets (%)	4.05		7.44	4.93	1.22		2.15
Portfolio turnover rate (%)	120	(g)	65 (g)	129 (g)	209	(g)	290	(g)
Net assets, end of period (in millions)	$837.7		$940.2	$1,258.3	$1,219.8		$1,232.4

	Class B
	Year Ended December 31,
	2023		2022	2021	2020		2019
Net Asset Value, Beginning of Period	$9.29		$11.25	$10.75	$9.93		$9.48

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.35		0.73	0.51	0.10		0.19
Net realized and unrealized gain (loss)	(0.02)		(2.04)	0.07	1.02		0.60

Total income (loss) from investment operations	0.33		(1.31)	0.58	1.12		0.79

Less Distributions
Distributions from net investment income	(0.20)		(0.65)	(0.08)	(0.30)		(0.34)
Distributions from return of capital	(0.00	)(b)	—	—	—		—

Total distributions	(0.20)		(0.65)	(0.08)	(0.30)		(0.34)

Net Asset Value, End of Period	$9.42		$9.29	$11.25	$10.75		$9.93

Total Return (%) (c)	3.59		(11.88)	5.42	11.43	(d)	8.38	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93		1.02	0.78	1.03		1.67
Gross ratio of expenses to average net assets excluding interest expense (%)	0.77		0.77	0.76	0.76		0.76
Net ratio of expenses to average net assets (%) (e) (f)	0.92		1.00	0.77	1.01		1.65
Net ratio of expenses to average net assets excluding interest expense (%) (e) (f)	0.77		0.76	0.74	0.75		0.75
Ratio of net investment income (loss) to average net assets (%)	3.81		7.20	4.69	0.98		1.90
Portfolio turnover rate (%)	120	(g)	65 (g)	129 (g)	209	(g)	290	(g)
Net assets, end of period (in millions)	$822.3		$853.3	$1,111.1	$1,036.8		$1,014.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data

	Class E
	Year Ended December 31,
	2023		2022	2021	2020		2019
Net Asset Value, Beginning of Period	$9.32		$11.28	$10.78	$9.96		$9.51

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.36		0.74	0.52	0.11		0.20
Net realized and unrealized gain (loss)	(0.03)		(2.03)	0.07	1.02		0.60

Total income (loss) from investment operations	0.33		(1.29)	0.59	1.13		0.80

Less Distributions
Distributions from net investment income	(0.21)		(0.67)	(0.09)	(0.31)		(0.35)
Distributions from return of capital	(0.00	)(b)	—	—	—		—

Total distributions	(0.21)		(0.67)	(0.09)	(0.31)		(0.35)

Net Asset Value, End of Period	$9.44		$9.32	$11.28	$10.78		$9.96

Total Return (%) (c)	3.59		(11.73)	5.49	11.52	(d)	8.46	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83		0.92	0.68	0.93		1.57
Gross ratio of expenses to average net assets excluding interest expense (%)	0.67		0.67	0.66	0.66		0.66
Net ratio of expenses to average net assets (%) (e) (f)	0.82		0.90	0.67	0.91		1.55
Net ratio of expenses to average net assets excluding interest expense (%) (e) (f)	0.67		0.66	0.64	0.65		0.65
Ratio of net investment income (loss) to average net assets (%)	3.91		7.30	4.74	1.06		1.99
Portfolio turnover rate (%)	120	(g)	65 (g)	129 (g)	209	(g)	290	(g)
Net assets, end of period (in millions)	$17.4		$20.1	$24.1	$23.7		$22.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2023 through 2019 (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 28%, 23%, 36%, 30%, and 65% for the years ended December 31, 2023, 2022, 2021, 2020, and 2019, respectively.

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PIMCO Inflation Protected Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage-and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage-and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market

BHFTI-21

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes

BHFTI-22

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be deposited as collateral for the obligation to replace securities borrowed to effect short sales.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at

BHFTI-23

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities

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purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had investments in repurchase agreements with a gross value of $1,005,391,889, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it under the agreement. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2023, the Portfolio had an outstanding reverse repurchase agreement balance for 10 days. The average amount of borrowings was $117,672,600 and the annualized weighted average interest rate was 4.450% during the 10 day period. There were no outstanding reverse repurchase agreements as of December 31, 2023.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2023, the Portfolio entered into secured borrowing transactions involving U.S. Treasury securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may also receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The cost of the secured borrowing transaction is recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2023, the Portfolio had an outstanding secured borrowing transaction balance for 224 days. For the year ended December 31, 2023, the Portfolio’s average amount of borrowing was $91,352,995 and the weighted average interest rate was 4.682% during 224 day period.

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Notes to Financial Statements—December 31, 2023—(Continued)

At December 31, 2023, the amount of the Portfolio’s outstanding borrowings was $2,379,517,112. Cash in the amount of $1,132,000 has been received as collateral under the terms of the Master Securities Forward Transaction Agreement (“MSFTA”) as of December 31, 2023. The MSFTA is a master netting agreement which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of December 31, 2023:

Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset (a)	Collateral Pledged/ (Received) (b)	Net Amount (c)
BNP Paribas SA	$(2,331,884,687)	$2,313,630,315	—	$(18,254,372)
Barclays Capital Inc.	(47,632,425)	48,510,881	(1,132,000)	(253,544)

Total	$(2,379,517,112)	$2,362,141,196	($1,132,000)	$(18,507,916)

(a)	Represents market value of borrowings as of December 31, 2023.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Secured Borrowing Transactions
U.S. Treasury	$—	$(2,379,517,112)	$—	$—	$(2,379,517,112)
Total Borrowings	$—	$(2,379,517,112)	$—	$—	$(2,379,517,112)
Gross amount of recognized liabilities for secured borrowing transactions .					$(2,379,517,112)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending

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on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period or on a specified date. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. When the Portfolio owns the underlying instrument, writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument. Options can also be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option on an underlying instrument that the Portfolio owns is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-floor options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

The purpose of interest rate-capped options is to protect the buyer from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap

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execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolio holds cleared swaps through accounts at a clearing member. The Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying security comprising the relevant component of the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying security

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comprising the relevant component of the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2023, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money market reference rates. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps

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Notes to Financial Statements—December 31, 2023—(Continued)

can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$44,876,180	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$31,905,891
	Unrealized appreciation on futures contracts (a) (c)	9,429,721	Unrealized depreciation on futures contracts (a) (c)	20,905,733
	OTC swap contracts at market value (e)	15,582,005	Written options at value (d)	4,951,841
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	62,292	Unrealized depreciation on forward foreign currency exchange contracts	2,443,022

Total		$69,950,198		$60,206,487

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(d)	Includes exchange traded written options with a value of $407,730 that are not subject to a master netting agreement.
(e)	Excludes OTC swap interest payable of $7,502,926.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
BNP Paribas SA	$61,952	$(61,952)	$—	$—
Citibank NA	257	(257)	—	—
Goldman Sachs Bank USA	83	(83)	—	—
Morgan Stanley Capital Services LLC	15,582,005	(661,816)	(7,220,000)	7,700,189

	$15,644,297	$(724,108)	$(7,220,000)	$7,700,189

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank PLC	$792,628	$—	$(635,075)	$157,553
BNP Paribas SA	2,190,247	(61,952)	(2,128,295)	—
Citibank NA	600,484	(257)	—	600,227
Goldman Sachs Bank USA	1,172,508	(83)	(806,897)	365,528
Goldman Sachs International	669,641	—	(655,786)	13,855
JPMorgan Chase Bank NA	210,573	—	—	210,573
Morgan Stanley Capital Services LLC	661,816	(661,816)	—	—
UBS AG	689,236	—	(689,236)	—

	$6,987,133	$(724,108)	$(4,915,289)	$1,347,736

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$(2,372,434)	$—	$—	$(2,372,434)
Forward foreign currency transactions	—	—	(6,661,146)	(6,661,146)
Futures contracts	6,543,277	—	—	6,543,277
Swap contracts	(36,508,847)	20,428	—	(36,488,419)
Written options	4,009,454	—	—	4,009,454

	$(28,328,550)	$20,428	$(6,661,146)	$(34,969,268)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$(644,772)	$—	$—	$(644,772)
Forward foreign currency transactions	—	—	4,932,148	4,932,148
Futures contracts	(17,021,375)	—	—	(17,021,375)
Swap contracts	36,899,165	(15,916)	—	36,883,249
Written options	1,025,454	—	—	1,025,454

	$20,258,472	$(15,916)	$4,932,148	$25,174,704

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$125,100,000
Forward foreign currency transactions	633,200,432
Futures contracts long	221,070,635
Futures contracts short	(834,516,348)
Swap contracts	1,434,900,662
Written options	(324,900,520)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

BHFTI-31

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

MSFTAs govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: LIBOR was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The full impact of the transition on the Portfolio, the financial instruments in which the Portfolio invests and financial markets more generally cannot yet be fully determined.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

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Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$2,176,018,863	$38,846,533	$2,397,987,517	$159,984,353

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2023 were as follows:

Purchases	Sales
$1,714,558,412	$1,650,365,516

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$8,475,607	0.500%	First $1.2 billion
	0.450%	Over $1.2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $	2 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. There were no management fees waived during the year ended December 31, 2023.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $167,191 was waived in the aggregate for the year ended December 31, 2023 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average

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Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$3,117,133,202

Gross unrealized appreciation	8,772,887
Gross unrealized (depreciation)	(294,607,280)

Net unrealized appreciation (depreciation)	$(285,834,393)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2023	2022	2023	2022	2023	2022	2023	2022
$38,628,595	$129,765,082	$—	$—	$296,997	$—	$38,925,592	$129,765,082

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$—	$(290,782,891)	$—	$(290,782,891)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

During the year ended December 31, 2023, the Portfolio utilized accumulated long-term capital losses of $29,590,859.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and

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Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-35

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the PIMCO Inflation Protected Bond Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the PIMCO Inflation Protected Bond Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-36

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-37

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel—Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-38

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-39

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-40

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

PIMCO Inflation Protected Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Company LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg U.S. TIPS Index, for the one-, three- and five-year periods ended October 31, 2023. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTI-41

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and the Sub-advised Expense Universe median and equal to the Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-42

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Managed By Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B and E shares of the PIMCO Total Return Portfolio returned 6.22%, 6.05%, and 6.13%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index¹, returned 5.53%.

MARKET ENVIRONMENT / CONDITIONS

Risk assets gained in the first quarter of 2023 despite Silicon Valley Bank’s (“SVB”) collapse and financial sector concerns. Bond yields fell, the yield curve inverted further, and the Merrill Lynch Option Volatility Estimate Index hit a post-Great Financial Crisis high. SVB’s failure caused the 2-year Treasury’s largest three-day slide since 1987, and market volatility increased due to Credit Suisse’s instability and its takeover by UBS. Global stock indices declined and bond yields rallied due to fears of financial contagion.

In the second quarter of 2023, risk assets gained despite banking sector stress and potential U.S. debt default fears. Bond yields rose due to resilient growth and persistent inflation, and central banks resumed hawkish guidance. Short-dated U.S. Treasury Bill yields exceeded 5.3% due to U.S. debt default concerns, and 1-year U.S. Treasury default swaps hit a record high. However, market optimism remained due to positive debt ceiling negotiations, leading the S&P 500 Index to a 9-month high. The U.S. Federal Reserve (the “Fed”) initially offered dovish rhetoric due to easing inflation, but later signaled two additional rate hikes due to resilient growth and swift banking sector stress resolution.

Economic data surprises in the third quarter led to a decline in risk sentiment as investors feared prolonged high rates. Bond yields rose due to resilient growth and sticky inflation, and central banks maintained hawkish guidance. U.S. 10-year Treasuries’ real yields climbed to over 2%—a post-Great Financial Crisis high—due to resilient growth and the “higher-for-longer” narrative. U.S. core inflation cooled, rising at a 3.9% annual pace in August, while higher energy prices led to the largest headline inflation increase in seven months.

Indications of slowing inflation and a cooling labor market led market participants to price in an accelerated path of rate cuts for 2024, prompting a broad rally across the global bond market in the fourth quarter. Risk sentiment rebounded in the final quarter of the year, with the MSCI World Index rising 11.53%, while the dollar weakened. The Fed paused rate hikes for the third consecutive time, while the central bank’s dot plot pointed to the potential for 0.75% of cuts in 2024. Global developed central banks broadly maintained hawkish stances, with both the European Central Bank and Bank of England signaling that rates would remain restrictive for longer. Meanwhile, the Bank of Japan maintained its negative interest rate policy and left its dovish guidance unchanged.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Tactical shifts in U.S. duration and curve positioning, partly executed through interest rate swaps, swaptions, and futures, contributed to performance, specifically an underweight to the 30-year portion of the curve as rates rose on the long end. Long exposure to duration in Canada, partly executed through interest rate swaps and futures, contributed to performance as yields fell. Tactical positioning within select emerging market interest rates, partly executed through interest rate swaps, contributed to performance. Short exposure to duration in Japan, partly executed through interest rate swaps and futures, detracted from performance as yields fell on Japanese Government Bonds. Overweight exposure to non-agency mortgage-backed securities (“MBS”), particularly to senior collateralized loan obligations, drove performance within securitized strategies as mortgage spreads tightened. Overweight exposure to agency MBS also contributed. Select exposure in high yield corporate credit, partly executed through index credit default swaps, detracted from performance as the credit sector experienced elevated volatility over the period. However, investment grade corporate credit strategies, partly executed through index credit default swaps, supported returns. Finally, currency strategies, particularly a tactical long exposure to the Japanese yen, and short exposure to the British pound, detracted from performance on the back of a strong U.S. dollar.

At period end, the Portfolio was modestly underweight headline duration. The Portfolio was underweight U.S. duration, but remained tactical given current valuations and economic fundamentals. The Portfolio maintained a long exposure to duration in Canada, as we foresee potential for faster rate normalization due to rapidly slowing economic growth. The Portfolio maintained short exposure to interest rates in Japan. The Portfolio had a curve steepening bias, remaining underweight the very long end of the yield curve. The Portfolio remained underweight corporate credit with a bias toward high quality names while de-emphasizing generic corporate credit. We are actively seeking compelling name-and sector-exposure given the dispersion in the credit markets. The Portfolio was overweight agency MBS given the relatively attractive spread, high levels of resiliency and liquidity. The Portfolio favored senior positions in securitized credit given fundamental strength and de-leveraging nature of asset. The Portfolio was long Treasury Inflation-Protected Securities given

BHFTI-1

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Managed By Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

the attractive valuations and risk of inflation overshoots. Within currencies, the Portfolio remained tactical with modest longs to select developed market and liquid emerging market currencies based on valuations. The Portfolio continues to seek overshoots and undershoots with better risk/reward properties. All derivatives performed as expected during the period.

Mark Kiesel

Mohit Mittal

Mike Cudzil

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTI-2

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
PIMCO Total Return Portfolio
Class A	6.22	1.25	1.86
Class B	6.05	1.01	1.60
Class E	6.13	1.12	1.71
Bloomberg U.S. Aggregate Bond Index	5.53	1.10	1.81

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Sectors

% of Net Assets
Agency Mortgage-Backed Securities	55.2
Corporate Bonds & Notes	35.2
U.S. Treasury	21.4
Non-Agency Mortgage-Backed Securities	14.9
Asset-Backed Securities	14.8
Foreign Government	3.4
Municipals	1.0
Floating Rate Loans	0.1

BHFTI-3

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.61%	$1,000.00	$1,040.90	$3.14
	Hypothetical*	0.61%	$1,000.00	$1,022.13	$3.11

Class B (a)	Actual	0.86%	$1,000.00	$1,039.60	$4.42
	Hypothetical*	0.86%	$1,000.00	$1,020.87	$4.38

Class E (a)	Actual	0.76%	$1,000.00	$1,040.10	$3.91
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—76.6% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—55.2%
Federal Home Loan Mortgage Corp.
3.000%, 04/01/52	5,800,737	$5,129,434
3.000%, 07/01/52	6,588,140	5,828,606
3.000%, 08/01/52	6,551,705	5,793,473
3.500%, 12/01/26	14,366	14,091
3.500%, 05/01/32	77,370	75,267
3.500%, 07/01/33	207,740	203,948
3.500%, 08/01/33	5,603	5,501
3.500%, 09/01/33	236,079	231,770
3.500%, 11/01/33	499,236	490,123
3.500%, 01/01/34	53,579	52,600
3.500%, 02/01/34	85,372	84,233
3.500%, 04/01/34	920,188	901,123
3.500%, 05/01/34	351,872	344,582
3.500%, 10/01/34	75,159	73,601
3.500%, 11/01/34	31,740	31,082
3.500%, 03/01/35	124,765	120,642
3.500%, 04/01/52	3,605,556	3,305,704
3.927%, 1Y RFUCCT + 1.677%, 01/01/35 (a)	4,708	4,699
4.000%, 06/01/30	20,107	19,757
4.000%, 09/01/30	93,672	92,022
4.000%, 10/01/30	5,222	5,130
4.000%, 11/01/33	249,656	246,493
4.000%, 12/01/40	140,580	137,286
4.000%, 10/01/52	2,463,131	2,330,313
4.032%, 1Y RFUCCT + 1.678%, 02/01/35 (a)	5,538	5,526
4.052%, 1Y RFUCCT + 1.625%, 02/01/35 (a)	12,335	12,507
4.056%, 1Y RFUCCT + 1.621%, 02/01/35 (a)	4,105	4,094
4.216%, 1Y RFUCCT + 1.901%, 02/01/35 (a)	9,549	9,711
4.394%, 1Y H15 + 2.250%, 01/01/35 (a)	33,080	33,851
4.485%, 1Y H15 + 2.108%, 02/01/35 (a)	15,639	15,933
4.500%, 04/01/34	5,758	5,780
4.500%, 06/01/35	19,191	19,269
4.500%, 04/01/41	45,430	45,436
4.637%, 1Y H15 + 2.250%, 02/01/35 (a)	14,068	14,383
5.000%, 10/01/52	392,113	390,700
5.000%, 04/01/53	96,497	95,465
5.000%, 05/01/53	22,897,646	22,652,840
5.000%, 06/01/53	8,255,899	8,270,024
5.000%, 09/01/53	787,274	782,915
5.122%, 1Y H15 + 2.250%, 08/01/35 (a)	62,462	63,633
5.500%, 01/01/33	397	409
5.500%, 05/01/33	505	516
5.500%, 08/01/33	486	501
5.500%, 10/01/33	1,357	1,399
5.500%, 01/01/34	825	850
5.500%, 09/01/34	12,832	13,232
5.500%, 01/01/35	9,877	10,185
5.500%, 07/01/35	572	590
5.500%, 10/01/35	8,271	8,530
5.500%, 11/01/35	24,721	25,289
5.500%, 12/01/35	14,970	15,438
5.500%, 01/01/36	11,433	11,790
5.500%, 04/01/36	5,975	6,162
5.500%, 06/01/36	488,628	503,876
5.500%, 07/01/36	10,086	10,401

Agency Sponsored Mortgage - Backed—(Continued)
Federal Home Loan Mortgage Corp.
5.500%, 08/01/36	11,708	12,017
5.500%, 10/01/36	1,572	1,609
5.500%, 12/01/36	72,247	74,505
5.500%, 02/01/37	6,343	6,542
5.500%, 03/01/37	4,968	5,124
5.500%, 04/01/37	23,942	24,473
5.500%, 06/01/37	31,099	32,073
5.500%, 07/01/37	60,477	62,368
5.500%, 08/01/37	22,718	23,429
5.500%, 09/01/37	4,129	4,258
5.500%, 10/01/37	3,314	3,417
5.500%, 11/01/37	71,783	74,027
5.500%, 12/01/37	4,583	4,711
5.500%, 01/01/38	24,678	25,450
5.500%, 02/01/38	61,890	63,827
5.500%, 03/01/38	29,893	30,792
5.500%, 04/01/38	47,918	49,375
5.500%, 05/01/38	34,971	35,887
5.500%, 06/01/38	99,175	102,281
5.500%, 07/01/38	121,272	124,999
5.500%, 08/01/38	323,524	333,637
5.500%, 09/01/38	85,544	88,219
5.500%, 10/01/38	2,463,885	2,540,943
5.500%, 11/01/38	1,088,698	1,122,792
5.500%, 12/01/38	4,916	5,069
5.500%, 01/01/39	218,695	225,532
5.500%, 02/01/39	49,548	51,100
5.500%, 03/01/39	22,978	23,697
5.500%, 06/01/39	784,992	809,540
5.500%, 09/01/39	16,896	17,338
5.500%, 02/01/40	25,731	26,536
5.500%, 03/01/40	3,674	3,789
5.500%, 05/01/40	826	852
5.500%, 08/01/40	26,149	26,967
5.503%, 1Y H15 + 2.250%, 06/01/35 (a)	148,636	151,493
5.585%, 1Y RFUCCT + 1.345%, 09/01/35 (a)	43,732	44,146
6.000%, 10/01/53	11,799,505	11,998,399
6.000%, 11/01/53	1,140,359	1,157,879
6.000%, 12/01/53	21,491,262	21,821,448
6.000%, 01/01/54	3,509,456	3,563,374
6.141%, 1Y RFUCCT + 1.892%, 11/01/34 (a)	8,844	8,872
6.150%, 1Y RFUCCT + 1.900%, 11/01/34 (a)	8,641	8,665
6.208%, 1Y H15 + 2.107%, 10/01/34 (a)	9,897	10,071
6.211%, 1Y RFUCCT + 1.961%, 08/01/32 (a)	28,135	28,012
6.269%, 1Y H15 + 2.179%, 09/01/35 (a)	33,387	33,730
6.338%, 1Y H15 + 2.250%, 11/01/31 (a)	4,336	4,292
6.375%, 1Y H15 + 2.250%, 11/01/34 (a)	17,094	17,477
6.509%, 1Y H15 + 2.436%, 01/01/29 (a)	35,779	35,530
Federal Home Loan Mortgage Corp. REMICS 3.500%, 01/15/42	7,742,990	7,091,225
5.643%, SOFR30A + 0.304%, 10/15/43 (a)	3,863,773	3,764,163
5.703%, SOFR30A + 0.364%, 07/15/34 (a)	2,912	2,897
6.500%, 01/15/24	15	15

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates 6.212%, 12M MTA + 1.200%, 10/25/44 (a)	290,682	$263,945
6.212%, 12M MTA + 1.200%, 02/25/45 (a)	26,362	24,600
6.412%, 12M MTA + 1.400%, 07/25/44 (a)	1,380,456	1,283,870
Federal National Mortgage Association
3.000%, 09/01/28	123,925	118,223
3.000%, 06/01/30	3,859,733	3,715,842
3.000%, 08/01/49	2,285,514	2,048,225
3.000%, 05/01/52	76,856,681	67,974,932
3.000%, 06/01/52	13,107,996	11,594,820
3.500%, 02/01/24	864	860
3.500%, 10/01/24	21,158	20,943
3.500%, 11/01/24	9,210	9,105
3.500%, 02/01/25	60,976	60,135
3.500%, 04/01/25	5,921	5,797
3.500%, 10/01/26	27,388	26,836
3.500%, 12/01/26	76,473	74,908
3.500%, 04/01/27	35,272	34,402
3.500%, 12/01/28	160,148	154,497
3.500%, 03/01/29	126,292	123,511
3.500%, 07/01/29	23,021	22,217
3.500%, 12/01/31	46,174	44,541
3.500%, 05/01/32	160,839	156,471
3.500%, 06/01/32	272,063	264,641
3.500%, 05/01/33	141,485	139,116
3.500%, 06/01/33	185,431	182,958
3.500%, 08/01/33	117,235	115,096
3.500%, 09/01/33	507,227	497,970
3.500%, 10/01/33	266,367	261,504
3.500%, 05/01/34	5,159,263	5,052,386
3.500%, 07/01/34	249,190	244,026
3.500%, 09/01/34	573,579	561,694
3.500%, 02/01/35	33,419	32,726
3.500%, 03/01/35	74,851	73,485
3.500%, 05/01/35	2,630,029	2,548,942
3.500%, 04/01/40	347,349	332,561
3.500%, 05/01/40	4,011,674	3,840,060
3.500%, 05/01/52	209,764	192,365
3.500%, 07/01/52	2,227,635	2,044,015
3.500%, 08/01/52	2,529,365	2,320,877
3.878%, 1Y RFUCCT + 1.503%, 01/01/35 (a)	15,890	16,150
3.930%, 1Y RFUCCT + 1.555%, 01/01/35 (a)	12,223	12,456
3.940%, 1Y RFUCCT + 1.565%, 01/01/35 (a)	11,010	11,190
3.969%, 1Y RFUCCT + 1.640%, 02/01/35 (a)	7,145	7,295
4.000%, 05/01/24	14,951	14,836
4.000%, 06/01/24	13,871	13,764
4.000%, 02/01/25	15,108	14,947
4.000%, 06/01/25	8,185	8,070
4.000%, 08/01/25	3,995	3,921
4.000%, 12/01/25	3,769	3,699
4.000%, 02/01/26	10,269	10,132
4.000%, 03/01/26	2,155	2,126
4.000%, 06/01/26	3,489	3,430
4.000%, 04/01/29	10,140	9,948
4.000%, 05/01/29	27,635	27,116

Agency Sponsored Mortgage - Backed—(Continued)
Federal National Mortgage Association
4.000%, 03/01/30	18,417	18,040
4.000%, 05/01/30	29,166	28,587
4.000%, 08/01/30	25,203	24,730
4.000%, 09/01/30	21,166	20,770
4.000%, 10/01/30	754	739
4.000%, 11/01/30	91,483	89,722
4.000%, 12/01/30	12,645	12,398
4.000%, 06/01/31	1,668	1,634
4.000%, 09/01/31	44,816	43,886
4.000%, 11/01/31	2,830	2,763
4.000%, 11/01/33	34,629	34,188
4.000%, 05/01/34	48,772	47,928
4.000%, 05/01/35	19,139	18,736
4.000%, 01/01/41	24,063	23,421
4.000%, 12/01/43	183,149	178,023
4.000%, 06/01/52	457,056	436,945
4.000%, 10/01/52	1,632,781	1,558,088
4.065%, 1Y RFUCCT + 1.372%, 03/01/35 (a)	9,575	9,499
4.312%, 1Y RFUCCT + 1.261%, 12/01/34 (a)	243,418	241,488
4.318%, 1Y RFUCCT + 1.618%, 03/01/33 (a)	1,261	1,256
4.457%, 1Y RFUCCT + 1.631%, 01/01/35 (a)	4,618	4,600
4.500%, 04/01/24	27	26
4.500%, 05/01/24	1,594	1,585
4.500%, 08/01/24	126	125
4.500%, 10/01/24	7,093	7,053
4.500%, 11/01/24	1,293	1,286
4.500%, 01/01/25	308	303
4.500%, 02/01/25	10,466	10,408
4.500%, 03/01/25	10,223	10,168
4.500%, 04/01/25	8,458	8,411
4.500%, 05/01/25	17,369	17,273
4.500%, 06/01/25	1,399	1,392
4.500%, 07/01/25	190,246	189,252
4.500%, 08/01/25	2,639	2,625
4.500%, 09/01/25	6,064	6,030
4.500%, 11/01/25	9,512	9,459
4.500%, 04/01/26	720	717
4.500%, 01/01/27	873	869
4.500%, 04/01/31	8,253	8,207
4.500%, 04/01/39	12,133	12,109
4.500%, 05/01/39	23,192	23,155
4.500%, 12/01/39	4,022	4,016
4.500%, 05/01/40	8,634	8,623
4.500%, 09/01/40	10,035	10,022
4.500%, 12/01/40	31,242	31,202
4.500%, 02/01/41	5,460	5,484
4.500%, 07/01/41	5,930	5,848
4.500%, 09/01/41	151,399	149,640
4.500%, 03/01/42	19,451	19,354
4.500%, 07/01/42	90,736	89,181
4.500%, 05/01/53	5,220,181	5,061,918
4.536%, 1Y RFUCCT + 1.810%, 04/01/35 (a)	19,782	20,280
4.585%, 1Y RFUCCT + 1.649%, 05/01/35 (a)	13,704	14,003
4.691%, 6M RFUCCT + 1.373%, 09/01/35 (a)	192,223	189,776
4.695%, 1Y RFUCCT + 1.670%, 12/01/34 (a)	8,149	8,158

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Federal National Mortgage Association
4.857%, 1Y H15 + 2.194%, 02/01/35 (a)	18,122	$18,523
5.000%, 04/01/33	25,404	25,571
5.000%, 07/01/33	34,884	35,447
5.000%, 08/01/33	649	659
5.000%, 09/01/33	599	609
5.000%, 10/01/33	5,538	5,627
5.000%, 11/01/33	129	132
5.000%, 01/01/34	13,491	13,740
5.000%, 04/01/34	42,372	43,056
5.000%, 06/01/34	639	649
5.000%, 12/01/34	12,101	12,297
5.000%, 01/01/35	14,780	15,018
5.000%, 04/01/35	15	15
5.000%, 07/01/35	17,809	18,099
5.000%, 01/01/38	44,909	45,635
5.000%, 04/01/39	8,093	8,224
5.000%, 10/01/39	1,559	1,567
5.000%, 11/01/39	6,038	6,136
5.000%, 06/01/40	9,904	10,056
5.000%, 11/01/42	35,868	36,435
5.000%, 04/01/53	16,328,916	16,154,338
5.000%, 06/01/53	17,264,521	17,086,614
5.000%, 07/01/53	9,737,731	9,661,040
5.003%, ECOFC + 1.927%, 12/01/36 (a)	12,030	11,902
5.047%, 6M RFUCCT + 1.412%, 06/01/33 (a)	5,512	5,527
5.115%, 1Y H15 + 2.066%, 10/01/28 (a)	35,842	35,650
5.132%, 1Y H15 + 2.128%, 07/01/33 (a)	3,204	3,221
5.279%, 1Y H15 + 2.313%, 05/01/35 (a)	74,682	76,703
5.410%, 1Y RFUCCT + 1.660%, 05/01/34 (a)	196,447	194,192
5.482%, 1Y RFUCCT + 1.677%, 09/01/32 (a)	39,497	39,347
5.500%, 03/01/24	1	1
5.500%, 01/01/25	1,574	1,596
5.500%, 05/01/25	3	3
5.500%, 12/01/28	3,171	3,229
5.500%, 06/01/33	16,817	17,220
5.500%, 07/01/33	3,895	4,011
5.500%, 09/01/33	73,495	75,684
5.500%, 11/01/33	87,772	90,386
5.500%, 12/01/33	402	413
5.500%, 04/01/34	747	769
5.500%, 07/01/34	5,809	5,982
5.500%, 08/01/34	79,357	81,721
5.500%, 09/01/34	1,337	1,377
5.500%, 11/01/34	98,970	101,917
5.500%, 12/01/34	243,404	250,654
5.500%, 01/01/35	86,525	89,103
5.500%, 02/01/35	110,430	113,703
5.500%, 03/01/35	214,084	220,424
5.500%, 04/01/35	25,313	26,068
5.500%, 05/01/35	40,355	41,556
5.500%, 06/01/35	67,773	69,765
5.500%, 08/01/35	50,179	51,672
5.500%, 09/01/35	611,218	629,406
5.500%, 10/01/35	60,346	62,143
5.500%, 12/01/35	324,417	334,075

Agency Sponsored Mortgage - Backed—(Continued)
Federal National Mortgage Association
5.500%, 01/01/36	82,199	84,646
5.500%, 03/01/36	74,662	76,889
5.500%, 05/01/36	604	622
5.500%, 07/01/36	315,611	325,015
5.500%, 09/01/36	37,747	38,872
5.500%, 11/01/36	20,640	21,255
5.500%, 12/01/36	1,176	1,199
5.500%, 02/01/37	425	438
5.500%, 05/01/37	7,576	7,802
5.500%, 08/01/37	282,959	291,397
5.500%, 01/01/38	2,584	2,661
5.500%, 02/01/38	81,029	83,444
5.500%, 03/01/38	381,361	392,751
5.500%, 05/01/38	588,752	606,331
5.500%, 06/01/38	20,686	21,281
5.500%, 09/01/38	17,899	18,433
5.500%, 10/01/38	208,843	215,073
5.500%, 11/01/38	52,370	53,934
5.500%, 01/01/39	15,296	15,753
5.500%, 07/01/39	5,525	5,633
5.500%, 11/01/39	675,478	695,647
5.500%, 02/01/40	130,430	134,324
5.500%, 06/01/40	49,707	50,934
5.500%, 09/01/40	93,572	96,366
5.500%, 07/01/41	1,118,405	1,151,804
5.500%, 02/01/49	59,453	60,457
5.500%, 09/01/53	400,000	401,802
5.585%, 1Y RFUCCT + 1.335%, 12/01/34 (a)	59,795	59,211
5.600%, 1Y RFUCCT + 1.350%, 11/01/34 (a)	1,764	1,749
5.622%, 1Y H15 + 2.300%, 04/01/34 (a)	1,179	1,205
5.624%, ECOFC + 1.738%, 09/01/34 (a)	2,908	2,901
5.663%, 6M RFUCCT + 1.538%, 01/01/36 (a)	4,826	4,771
5.824%, 1Y RFUCCT + 1.574%, 10/01/34 (a)	4,389	4,374
5.865%, SOFR30A + 0.534%, 10/01/27 (a)	38,596,146	38,347,242
5.903%, 1Y H15 + 2.153%, 07/01/32 (a)	11,692	11,657
5.920%, 1Y RFUCCT + 1.670%, 11/01/34 (a)	15,462	15,827
6.000%, 12/01/28	6,690	6,882
6.000%, 01/01/29	4,427	4,569
6.000%, 02/01/29	25	26
6.000%, 04/01/29	676	700
6.000%, 06/01/29	771	797
6.000%, 11/01/32	31,234	32,264
6.000%, 12/01/32	42,011	43,351
6.000%, 03/01/33	4,971	5,148
6.000%, 05/01/33	5,067	5,242
6.000%, 07/01/33	5,119	5,296
6.000%, 01/01/34	320	333
6.000%, 09/01/34	3,502	3,628
6.000%, 11/01/34	2,581	2,664
6.000%, 04/01/35	230,377	239,113
6.000%, 05/01/35	6,064	6,316
6.000%, 06/01/35	391	404
6.000%, 07/01/35	12,907	13,305
6.000%, 1Y RFUCCT + 1.750%, 08/01/35 (a)	118,837	122,416
6.000%, 09/01/35	2,200	2,297

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Federal National Mortgage Association
6.000%, 11/01/35	114,060	$118,069
6.000%, 12/01/35	8,126	8,397
6.000%, 04/01/36	1,118	1,161
6.000%, 05/01/36	23,513	24,535
6.000%, 06/01/36	1,156	1,199
6.000%, 07/01/36	3,791	3,898
6.000%, 08/01/36	509,380	532,084
6.000%, 09/01/36	63,076	65,738
6.000%, 10/01/36	3,646	3,788
6.000%, 11/01/36	11,520	11,989
6.000%, 12/01/36	4,414	4,567
6.000%, 01/01/37	62,535	65,216
6.000%, 02/01/37	137,227	143,346
6.000%, 04/01/37	32,493	33,788
6.000%, 05/01/37	17,601	18,261
6.000%, 07/01/37	8,543	8,920
6.000%, 08/01/37	8,496	8,872
6.000%, 11/01/37	15,461	16,094
6.000%, 02/01/38	130,929	136,694
6.000%, 03/01/38	2,937	3,039
6.000%, 08/01/38	3,930	4,090
6.000%, 09/01/38	269,565	280,551
6.000%, 10/01/38	21,718	22,668
6.000%, 11/01/38	6,915	7,183
6.000%, 01/01/39	22,807	23,825
6.000%, 04/01/39	141,081	147,215
6.000%, 07/01/39	28,141	29,396
6.000%, 08/01/39	122,198	127,459
6.000%, 05/01/49	988,525	1,022,923
6.000%, 11/01/53	11,859,446	12,042,288
6.021%, 1Y H15 + 2.360%, 11/01/34 (a)	388,673	399,411
6.025%, 1Y H15 + 1.900%, 02/01/31 (a)	80,977	80,098
6.060%, 1Y RFUCCT + 1.810%, 09/01/34 (a)	199,643	201,283
6.103%, 1Y H15 + 2.153%, 11/01/35 (a)	89,540	91,656
6.108%, 1Y H15 + 2.215%, 09/01/31 (a)	11,789	11,704
6.129%, 12M MTA + 1.200%, 08/01/41 (a)	48,320	46,919
6.129%, 12M MTA + 1.200%, 07/01/42 (a)	92,164	89,336
6.129%, 12M MTA + 1.200%, 08/01/42 (a)	99,117	95,925
6.129%, 12M MTA + 1.200%, 10/01/44 (a)	91,712	88,180
6.135%, 1Y RFUCCT + 1.885%, 11/01/32 (a)	17,320	17,220
6.143%, 1Y H15 + 2.095%, 10/01/35 (a)	42,481	42,405
6.179%, 12M MTA + 1.250%, 09/01/41 (a)	236,904	231,012
6.223%, 1Y H15 + 2.223%, 08/01/35 (a)	58,483	59,290
6.705%, 12M MTA + 1.770%, 11/01/35 (a)	57,952	56,847
7.213%, 6M RFUCCT + 1.515%, 01/01/35 (a)	29,435	29,812
7.230%, 6M RFUCCT + 1.605%, 08/01/36 (a)	13,860	13,882
8.000%, 10/01/25	79	80
Federal National Mortgage Association REMICS 5.260%, 05/25/35 (a)	192,414	195,274
5.832%, SOFR30A + 0.494%, 11/25/42 (a)	1,592,216	1,564,704
5.853%, SOFR30A + 0.514%, 09/18/31 (a)	26,599	26,608
6.352%, SOFR30A + 1.014%, 04/25/32 (a)	10,001	10,061
Federal National Mortgage Association-ACES 2.242%, 01/25/31 (a) (b)	20,747,857	1,642,763

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association
2.750%, 1Y H15 + 1.500%, 11/20/27 (a)	2,793	2,726
2.750%, 1Y H15 + 1.500%, 10/20/28 (a)	244	236
2.750%, 1Y H15 + 1.500%, 10/20/29 (a)	1,464	1,435
2.750%, 1Y H15 + 1.500%, 11/20/30 (a)	3,292	3,185
3.000%, 11/15/49	1,905,159	1,700,362
3.250%, 1Y H15 + 2.000%, 10/20/31 (a)	3,401	3,307
3.500%, 1Y H15 + 1.500%, 11/20/26 (a)	1,781	1,742
3.500%, 1Y H15 + 1.500%, 10/20/30 (a)	663	652
3.625%, 1Y H15 + 1.500%, 02/20/26 (a)	1,235	1,210
3.625%, 1Y H15 + 1.500%, 01/20/27 (a)	555	541
3.625%, 1Y H15 + 1.500%, 08/20/27 (a)	5,318	5,229
3.625%, 1Y H15 + 1.500%, 09/20/27 (a)	26,277	25,770
3.625%, 1Y H15 + 1.500%, 02/20/28 (a)	1,933	1,887
3.625%, 1Y H15 + 1.500%, 03/20/28 (a)	2,637	2,589
3.625%, 1Y H15 + 1.500%, 07/20/29 (a)	2,153	2,116
3.625%, 1Y H15 + 1.500%, 08/20/29 (a)	2,294	2,255
3.625%, 1Y H15 + 1.500%, 09/20/29 (a)	3,162	3,084
3.625%, 1Y H15 + 1.500%, 01/20/30 (a)	7,657	7,543
3.625%, 1Y H15 + 1.500%, 08/20/31 (a)	608	599
3.625%, 1Y H15 + 1.500%, 03/20/32 (a)	117	116
3.625%, 1Y H15 + 1.500%, 03/20/33 (a)	1,094	1,099
3.625%, 1Y H15 + 1.500%, 09/20/33 (a)	15,399	15,201
3.875%, 1Y H15 + 1.500%, 05/20/26 (a)	1,552	1,534
3.875%, 1Y H15 + 1.500%, 06/20/27 (a)	955	949
3.875%, 1Y H15 + 1.500%, 05/20/28 (a)	1,145	1,140
3.875%, 1Y H15 + 1.500%, 05/20/29 (a)	2,143	2,125
3.875%, 1Y H15 + 1.500%, 06/20/30 (a)	2,404	2,365
3.875%, 1Y H15 + 1.500%, 04/20/31 (a)	2,628	2,606
3.875%, 1Y H15 + 1.500%, 04/20/32 (a)	1,945	1,936
3.875%, 1Y H15 + 1.500%, 05/20/32 (a)	3,713	3,665
4.000%, 1Y H15 + 1.500%, 04/20/30 (a)	3,169	3,128
4.000%, 1Y H15 + 1.500%, 05/20/30 (a)	6,782	6,692
4.000%, 03/15/52	6,664,922	6,388,311
4.500%, 12/20/49	10,645	10,517
5.000%, 10/15/33	2,243	2,257
5.000%, 12/15/33	8,132	8,184
5.000%, 05/15/34	2,714	2,731
5.000%, 07/15/34	469	466
5.000%, 11/15/35	1,286	1,295
5.000%, 03/15/36	688	692
5.000%, 10/15/38	195,368	197,350
5.000%, 02/15/39	31,840	32,136
5.000%, 03/15/39	49,480	49,977
5.000%, 04/15/39	267,823	268,865
5.000%, 05/15/39	903,006	910,688
5.000%, 06/15/39	235,212	236,582
5.000%, 09/15/39	131,642	134,865
5.000%, 05/15/40	8,995	9,036
5.000%, 09/15/40	101,248	101,996
5.000%, 12/15/40	7,666	7,739
5.000%, 09/15/47	17,669	17,430
5.000%, 03/15/48	1,489,509	1,465,018
5.000%, 04/15/48	1,563,443	1,537,369
5.000%, 01/15/49	2,041,287	2,141,895
5.000%, 05/15/49	287,313	299,379

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association
5.000%, 06/20/49	55,085	$55,326
5.000%, 07/20/49	114,108	114,958
5.000%, 06/15/50	395,146	389,534
5.000%, 04/15/52	6,839,052	6,722,916
7.500%, 01/15/26	387	388
Government National Mortgage Association REMICS 5.659%, 12M TSFR + 1.515%, 09/20/67 (a)	5,023,139	5,056,841
5.777%, 1M TSFR + 0.454%, 12/20/62 (a)	46,489	46,151
5.838%, SOFR30A + 0.500%, 01/20/72 (a)	3,959,783	3,828,003
6.037%, 1M TSFR + 0.714%, 08/20/65 (a)	1,647,853	1,633,501
6.037%, 1M TSFR + 0.714%, 10/20/65 (a)	2,402,414	2,394,758
6.087%, 1M TSFR + 0.764%, 06/20/66 (a)	1,140,239	1,137,977
6.114%, 09/20/66 (a)	5,995,060	6,103,072
6.138%, SOFR30A + 0.800%, 01/20/73 (a)	7,293,635	7,216,055
6.218%, SOFR30A + 0.880%, 03/20/73 (a)	8,038,498	7,987,148
6.220%, SOFR30A + 0.900%, 12/20/73 (a)	15,487,174	15,464,798
6.238%, SOFR30A + 0.900%, 01/20/73 (a)	12,601,828	12,535,320
6.287%, 1M TSFR + 0.964%, 09/20/66 (a)	4,269,029	4,249,116
6.358%, SOFR30A + 1.020%, 12/20/72 (a)	4,991,007	4,996,278
6.437%, 1M TSFR + 1.114%, 12/20/65 (a)	11,944,935	11,921,613
6.437%, 1M TSFR + 1.114%, 01/20/67 (a)	5,458,815	5,446,250
Government National Mortgage Association, TBA 2.000%, TBA (c)	8,600,000	7,280,773
4.000%, TBA (c)	3,050,000	2,916,570
Uniform Mortgage-Backed Security, TBA 2.500%, TBA (c)	20,600,000	17,522,875
3.000%, TBA (c)	481,250,000	426,271,476
3.500%, TBA (c)	380,300,000	349,222,359
4.000%, TBA (c)	299,000,000	283,033,869
4.500%, TBA (c)	102,100,000	99,035,578
5.000%, TBA (c)	203,600,000	201,488,813
5.500%, TBA (c)	303,000,000	304,320,235
6.000%, TBA (c)	31,900,000	32,389,715

		2,175,644,308

U.S. Treasury—21.4%
U.S. Treasury Bonds
1.375%, 11/15/40	62,400,000	41,400,937
1.375%, 08/15/50	39,500,000	22,010,449
1.625%, 11/15/50	29,100,000	17,337,234
1.875%, 02/15/41	16,900,000	12,150,176
2.250%, 08/15/49	8,900,000	6,214,008
2.750%, 08/15/42	39,000,000	31,631,133
2.750%, 11/15/42	2,800,000	2,264,172
2.875%, 05/15/43 (d)	83,700,000	68,709,200
2.875%, 08/15/45	3,100,000	2,499,617
2.875%, 05/15/49	6,300,000	5,006,039
3.000%, 02/15/49	11,000,000	8,950,820
3.125%, 02/15/42	15,800,000	13,693,539
3.125%, 08/15/44 (d)	116,300,000	98,477,933
3.250%, 05/15/42	38,000,000	33,339,063
3.375%, 05/15/44	18,000,000	15,870,234
4.250%, 05/15/39	9,600,000	9,888,750
4.375%, 11/15/39	57,100,000	59,479,910

U.S. Treasury—(Continued)
U.S. Treasury Bonds
4.375%, 08/15/43 (d)	24,000,000	24,498,750
4.500%, 08/15/39	15,100,000	15,978,867
4.625%, 02/15/40	12,800,000	13,706,000
U.S. Treasury Inflation-Indexed Bonds 0.125%, 02/15/51 (e)	23,044,515	14,248,893
0.125%, 02/15/52 (e)	2,210,500	1,353,506
0.250%, 02/15/50 (e)	11,129,682	7,247,672
0.625%, 02/15/43 (e)	1,605,876	1,253,581
0.750%, 02/15/45 (e)	23,387,782	18,271,864
0.875%, 02/15/47 (e)	4,970,862	3,914,117
1.000%, 02/15/46 (e)	1,947,765	1,592,112
1.000%, 02/15/49 (e)	2,689,940	2,163,309
1.375%, 02/15/44 (e)	6,864,832	6,131,854
2.375%, 01/15/25 (e)	12,731,628	12,631,647
U.S. Treasury Inflation-Indexed Notes 0.125%, 07/15/31 (e)	17,104,455	15,203,963
0.125%, 01/15/32 (e)	18,313,845	16,082,153
0.250%, 01/15/25 (e)	14,938,615	14,499,902
0.625%, 07/15/32 (e)	18,108,045	16,540,286
1.250%, 04/15/28 (d) (e)	23,900,208	23,275,938
U.S. Treasury Notes 1.750%, 06/30/24 (f) (g) (h)	38,200,000	37,562,836
2.125%, 07/31/24 (f) (g)	24,800,000	24,381,500
2.125%, 09/30/24 (f) (g) (h)	7,900,000	7,737,988
2.250%, 11/15/24 (d) (f) (g)	110,600,000	108,124,461
U.S. Treasury STRIPS Coupon
Zero Coupon, 02/15/42	21,300,000	9,626,610

		844,951,023

Total U.S. Treasury & Government Agencies (Cost $3,166,956,143)		3,020,595,331

Corporate Bonds & Notes—35.2%

Aerospace/Defense—0.6%
Boeing Co. 1.433%, 02/04/24	12,300,000	12,247,659
2.750%, 02/01/26	12,000,000	11,485,646
Spirit AeroSystems, Inc. 4.600%, 06/15/28	1,600,000	1,415,173

		25,148,478

Agriculture—0.8%
BAT International Finance PLC 5.931%, 02/02/29	8,300,000	8,623,833
Imperial Brands Finance PLC 3.125%, 07/26/24 (144A)	9,326,000	9,170,971
3.875%, 07/26/29 (144A)	12,800,000	11,941,582

		29,736,386

Airlines—0.4%
American Airlines Pass-Through Trust 3.600%, 03/22/29	967,059	904,610
3.700%, 04/01/28	2,482,292	2,308,967

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Airlines—(Continued)
British Airways Pass-Through Trust 4.125%, 03/20/33 (144A) †	1,226,218	$1,114,962
U.S. Airways Pass-Through Trust 3.950%, 05/15/27	26,164	24,997
United Airlines Pass-Through Trust 2.875%, 04/07/30	3,439,251	3,072,902
3.450%, 01/07/30	1,981,880	1,766,950
5.875%, 04/15/29	8,281,387	8,384,321

		17,577,709

Apparel—0.1%
Tapestry, Inc. 7.000%, 11/27/26	1,900,000	1,969,696
7.700%, 11/27/30	500,000	526,352

		2,496,048

Auto Manufacturers—3.2%
American Honda Finance Corp. 5.971%, SOFR + 0.620%, 06/07/24 (a)	11,700,000	11,707,423
6.036%, SOFR + 0.670%, 01/10/25 (a)	2,200,000	2,201,980
6.106%, SOFR + 0.700%, 11/22/24 (a)	3,000,000	3,004,782
Ford Motor Credit Co. LLC 3.810%, 01/09/24	13,300,000	13,293,963
7.350%, 11/04/27	1,200,000	1,265,458
Hyundai Capital America 2.100%, 09/15/28 (144A)	13,500,000	11,800,462
5.500%, 03/30/26 (144A)	5,900,000	5,930,618
5.650%, 06/26/26 (144A)	2,000,000	2,013,270
6.000%, 07/11/25 (144A)	5,000,000	5,038,081
Nissan Motor Acceptance Co. LLC 1.850%, 09/16/26 (144A)	13,500,000	12,138,034
Nissan Motor Co. Ltd. 3.522%, 09/17/25 (144A)	8,100,000	7,797,406
4.345%, 09/17/27 (144A)	5,600,000	5,356,855
4.810%, 09/17/30 (144A)	14,700,000	13,743,129
Toyota Motor Credit Corp. 5.920%, SOFR + 0.520%, 08/22/24 (a)	5,800,000	5,805,467
Volkswagen Bank GmbH 2.500%, 07/31/26 (EUR)	2,000,000	2,150,217
Volkswagen Group of America Finance LLC 2.850%, 09/26/24 (144A)	13,300,000	13,036,141
4.625%, 11/13/25 (144A)	10,900,000	10,771,411

		127,054,697

Banks—12.0%
ABN AMRO Bank NV 6.575%, 1Y H15 + 1.550%, 10/13/26 (144A) (a)	7,500,000	7,622,745
AIB Group PLC 6.608%, SOFR + 2.330%, 09/13/29 (144A) (a)	6,700,000	7,058,129
Banco Espirito Santo SA 2.625%, 05/08/17 (EUR) (i)	1,700,000	487,946
Banco Santander SA 6.607%, 11/07/28	3,800,000	4,045,002
Bank of America Corp.
0.981%, SOFR + 0.910%, 09/25/25 (a)	4,800,000	4,632,640

Banks—(Continued)
Bank of America Corp.
2.015%, 3M TSFR + 0.902%, 02/13/26 (a)	5,900,000	5,669,406
3.705%, 3M TSFR + 1.774%, 04/24/28 (a)	5,700,000	5,442,955
4.125%, 01/22/24	2,130,000	2,128,258
5.819%, SOFR + 1.570%, 09/15/29 (a)	9,700,000	10,013,056
Bank of America NA 6.422%, SOFR + 1.020%, 08/18/26 (a)	7,100,000	7,128,131
Bank of Montreal 4.689%, 07/28/29 (144A)	8,950,000	9,001,451
Banque Federative du Credit Mutuel SA 5.896%, 07/13/26 (144A)	5,900,000	6,023,431
Barclays PLC 3.125%, 01/17/24 (GBP)	4,400,000	5,601,674
4.972%, 05/16/29	2,000,000	1,963,339
7.437%, 1Y H15 + 3.500%, 11/02/33 (a)	9,300,000	10,413,432
BNP Paribas SA 4.625%, 5Y H15 + 3.340%, 02/25/31 (144A) (a)	12,500,000	10,068,461
BPCE SA 6.612%, SOFR + 1.980%, 10/19/27 (144A) (a)	1,900,000	1,955,153
6.714%, SOFR + 2.270%, 10/19/29 (144A) (a)	7,500,000	7,896,780
CaixaBank SA 6.684%, SOFR + 2.080%, 09/13/27 (144A) (a)	6,300,000	6,457,975
Citibank NA 5.488%, 12/04/26	7,400,000	7,533,183
5.864%, 09/29/25	5,500,000	5,590,886
Citigroup, Inc. 3.070%, SOFR + 1.280%, 02/24/28 (a)	8,100,000	7,632,446
Cooperatieve Rabobank UA 5.500%, 07/18/25	8,400,000	8,488,743
Credit Agricole SA 1.247%, SOFR + 0.892%, 01/26/27 (144A) (a)	4,000,000	3,682,679
Danske Bank AS 4.298%, 1Y H15 + 1.750%, 04/01/28 (144A) (a)	12,000,000	11,628,885
Deutsche Bank AG 3.547%, SOFR + 3.043%, 09/18/31 (a)	13,000,000	11,406,967
6.819%, SOFR + 2.510%, 11/20/29 (a)	8,600,000	9,054,462
Goldman Sachs Group, Inc. 3.272%, 3M TSFR + 1.463%, 09/29/25 (a)	4,900,000	4,817,126
3.750%, 05/22/25	1,675,000	1,640,475
5.798%, SOFR + 1.075%, 08/10/26 (a)	4,900,000	4,947,336
6.461%, SOFR + 1.065%, 08/10/26 (a)	4,900,000	4,899,491
6.484%, SOFR + 1.770%, 10/24/29 (a)	5,600,000	5,941,866
7.402%, 3M TSFR + 2.012%, 10/28/27 (a)	7,500,000	7,636,200
HSBC Holdings PLC 2.804%, SOFR + 1.187%, 05/24/32 (a)	1,400,000	1,168,736
6.254%, SOFR + 2.390%, 03/09/34 (a)	7,500,000	7,971,798
6.965%, SOFR + 1.570%, 08/14/27 (a)	6,700,000	6,733,491
7.390%, SOFR + 3.350%, 11/03/28 (a)	5,900,000	6,322,069
ING Groep NV 3.950%, 03/29/27	1,100,000	1,064,228
4.625%, 01/06/26 (144A)	6,800,000	6,752,973
JPMorgan Chase & Co. 0.969%, 3M TSFR + 0.580%, 06/23/25 (a)	4,500,000	4,394,777
1.578%, SOFR + 0.885%, 04/22/27 (a)	13,300,000	12,273,559
3.960%, 3M TSFR + 1.507%, 01/29/27 (a)	3,200,000	3,125,840

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
JPMorgan Chase & Co.
5.299%, SOFR + 1.450%, 07/24/29 (a)	7,900,000	$8,016,217
6.070%, SOFR + 1.330%, 10/22/27 (a)	7,500,000	7,715,341
JPMorgan Chase Bank NA 6.417%, SOFR + 1.000%, 12/08/26 (a)	7,700,000	7,729,029
Lloyds Bank PLC
Zero Coupon, 04/02/32 (j)	13,000,000	8,356,893
Lloyds Banking Group PLC 5.985%, 1Y H15 + 1.480%, 08/07/27 (a)	3,500,000	3,561,422
Mitsubishi UFJ Financial Group, Inc. 1.640%, 1Y H15 + 0.670%, 10/13/27 (a)	10,500,000	9,559,697
5.406%, 1Y H15 + 1.970%, 04/19/34 (a)	800,000	828,517
Mizuho Financial Group, Inc. 1.979%, 3M TSFR + 1.532%, 09/08/31 (a)	9,800,000	7,990,340
2.201%, 3M TSFR + 1.772%, 07/10/31 (a)	12,400,000	10,320,821
2.226%, 3M TSFR + 1.092%, 05/25/26 (a)	5,900,000	5,638,249
Morgan Stanley 4.210%, SOFR + 1.610%, 04/20/28 (a)	5,400,000	5,278,056
5.449%, SOFR + 1.630%, 07/20/29 (a)	7,900,000	8,049,718
6.407%, SOFR + 1.830%, 11/01/29 (a)	4,900,004	5,192,944
Royal Bank of Canada 4.851%, 12/14/26 (144A)	1,300,000	1,309,599
Santander Holdings USA, Inc. 3.450%, 06/02/25	4,800,000	4,662,484
Societe Generale SA 6.447%, 1Y H15 + 2.300%, 01/12/27 (144A) (a)	5,000,000	5,087,128
Standard Chartered PLC 3.971%, 1Y H15 + 1.650%, 03/30/26 (144A) (a)	6,000,000	5,849,935
6.301%, 1Y H15 + 2.450%, 01/09/29 (144A) (a)	5,500,000	5,641,892
7.776%, 1Y H15 + 3.100%, 11/16/25 (144A) (a)	8,100,000	8,253,988
Sumitomo Mitsui Financial Group, Inc. 1.474%, 07/08/25	6,500,000	6,150,829
1.902%, 09/17/28	9,800,000	8,577,403
5.464%, 01/13/26	2,900,000	2,928,420
Toronto-Dominion Bank 4.701%, 06/05/27 (144A)	1,100,000	1,100,081
UBS Group AG 4.125%, 04/15/26 (144A)	10,200,000	9,960,543
5.711%, 1Y H15 + 1.550%, 01/12/27 (144A) (a)	4,000,000	4,021,912
6.246%, 1Y H15 + 1.800%, 09/22/29 (144A) (a)	5,800,000	6,050,271
6.442%, SOFR + 3.700%, 08/11/28 (144A) (a)	7,000,000	7,269,487
6.537%, SOFR + 3.920%, 08/12/33 (144A) (a)	10,650,000	11,365,220
Virgin Money UK PLC 4.000%, 1Y UKG + 3.750%, 09/03/27 (GBP) (a)	500,000	603,939
Wells Fargo & Co. 1.741%, 3M EURIBOR + 1.850%, 05/04/30 (EUR) (a)	2,600,000	2,608,192
2.393%, SOFR + 2.100%, 06/02/28 (a)	5,400,000	4,945,994
2.406%, 3M TSFR + 1.087%, 10/30/25 (a)	6,400,000	6,225,694
3.908%, SOFR + 1.320%, 04/25/26 (a)	1,700,000	1,666,266
5.574%, SOFR + 1.740%, 07/25/29 (a)	7,900,000	8,066,440
Wells Fargo Bank NA 5.450%, 08/07/26	4,700,000	4,776,577
5.550%, 08/01/25	3,100,000	3,131,358
6.488%, SOFR + 1.070%, 12/11/26 (a)	7,300,000	7,341,756

		474,150,832

Biotechnology—0.1%
Royalty Pharma PLC 1.200%, 09/02/25	3,000,000	2,799,067

Building Materials—0.1%
Carrier Global Corp. 5.800%, 11/30/25 (144A)	5,000,000	5,066,518

Chemicals—0.1%
International Flavors & Fragrances, Inc. 2.300%, 11/01/30 (144A)	7,000,000	5,788,134

Diversified Financial Services—3.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 2.875%, 08/14/24	4,000,000	3,923,562
4.450%, 10/01/25	3,000,000	2,943,455
6.100%, 01/15/27	4,900,000	5,004,556
Ally Financial, Inc. 6.848%, SOFR + 2.820%, 01/03/30 (a)	7,000,000	7,191,755
American Express Co. 6.338%, SOFR + 1.330%, 10/30/26 (a)	5,000,000	5,097,772
Aviation Capital Group LLC 4.125%, 08/01/25 (144A)	10,500,000	10,191,196
6.750%, 10/25/28 (144A)	1,900,000	1,983,468
Avolon Holdings Funding Ltd. 6.375%, 05/04/28 (144A)	6,300,000	6,423,573
BGC Group, Inc. 3.750%, 10/01/24	1,100,000	1,075,137
8.000%, 05/25/28	4,000,000	4,175,455
Blue Owl Finance LLC 3.125%, 06/10/31 (144A)	13,000,000	10,715,158
Cantor Fitzgerald LP 7.200%, 12/12/28 (144A)	3,300,000	3,382,561
Capital One Financial Corp. 4.927%, SOFR + 2.057%, 05/10/28 (a)	11,500,000	11,302,028
Consumers Securitization Funding LLC 5.210%, 09/01/31	7,700,004	7,874,943
LeasePlan Corp. NV 2.875%, 10/24/24 (144A)	13,100,000	12,801,499
Nomura Holdings, Inc. 2.172%, 07/14/28	500,000	439,245
2.679%, 07/16/30	9,600,000	8,181,353
5.709%, 01/09/26	5,100,000	5,146,461
5.842%, 01/18/28	4,700,000	4,800,245
6.181%, 01/18/33	3,900,000	4,178,137
OneMain Finance Corp. 6.875%, 03/15/25	1,100,000	1,113,508

		117,945,067

Electric—3.2%
AES Corp. 2.450%, 01/15/31	5,000,000	4,200,200
Alliant Energy Finance LLC 5.950%, 03/30/29 (144A)	3,800,000	3,950,746
Ameren Corp. 5.000%, 01/15/29	7,200,000	7,232,263

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
American Electric Power Co., Inc. 5.200%, 01/15/29	1,700,000	$1,722,893
Duke Energy Progress LLC 2.000%, 08/15/31	12,600,000	10,397,557
Edison International 3.550%, 11/15/24	2,900,000	2,846,994
Evergy, Inc. 2.450%, 09/15/24	13,500,000	13,193,218
Eversource Energy 5.950%, 02/01/29	5,700,000	5,969,350
FirstEnergy Corp. 4.150%, 07/15/27	1,300,000	1,250,346
Florida Power & Light Co. 4.400%, 05/15/28	4,400,000	4,407,034
4.450%, 05/15/26	6,900,000	6,905,943
Georgia Power Co. 4.650%, 05/16/28	5,200,000	5,239,748
National Rural Utilities Cooperative Finance Corp. 4.800%, 03/15/28	3,600,000	3,641,032
Pacific Gas & Electric Co. 3.150%, 01/01/26	10,900,000	10,454,989
3.300%, 12/01/27	1,600,000	1,493,309
3.400%, 08/15/24	4,500,000	4,424,843
3.450%, 07/01/25	3,600,000	3,484,052
3.500%, 06/15/25	2,700,000	2,615,594
4.550%, 07/01/30	5,000,000	4,761,890
5.450%, 06/15/27	5,000,000	5,040,284
ReNew Wind Energy AP2/ReNew Power Pvt Ltd. other 9 Subsidiaries 4.500%, 07/14/28 (144A)	13,100,000	11,642,631
Southern California Edison Co. 5.850%, 11/01/27	3,000,000	3,132,648
WEC Energy Group, Inc. 1.375%, 10/15/27	4,525,000	3,999,544
1.800%, 10/15/30	5,000,000	4,076,626

		126,083,734

Electronics—0.3%
Flex Ltd. 4.875%, 06/15/29	8,160,000	8,020,715
Honeywell International, Inc. 4.125%, 11/02/34 (EUR)	1,760,000	2,062,638

		10,083,353

Environmental Control—0.1%
Republic Services, Inc. 4.875%, 04/01/29	3,800,000	3,870,868

Gas—0.5%
National Fuel Gas Co. 5.500%, 10/01/26	6,400,000	6,409,491
Southern California Gas Co. 2.950%, 04/15/27	12,500,000	11,855,606

		18,265,097

Healthcare-Services—0.7%
Centene Corp. 3.000%, 10/15/30	3,900,000	3,377,570
Fresenius Medical Care U.S. Finance III, Inc. 1.875%, 12/01/26 (144A)	12,100,000	10,930,724
HCA, Inc. 3.125%, 03/15/27	7,300,000	6,919,920
3.375%, 03/15/29	5,200,000	4,797,867

		26,026,081

Insurance—0.7%
Corebridge Global Funding 5.750%, 07/02/26 (144A)	2,600,000	2,633,023
Jackson National Life Global Funding 6.586%, SOFR + 1.150%, 06/28/24 (144A) (a)	6,300,000	6,312,543
MassMutual Global Funding II 5.050%, 12/07/27 (144A)	7,900,000	7,991,536
6.346%, SOFR + 0.980%, 07/10/26 (144A) (a)	3,800,000	3,821,920
Pacific Life Global Funding II 5.500%, 07/18/28 (144A)	5,500,000	5,621,723
Society of Lloyd’s 4.750%, 10/30/24 (GBP)	1,600,000	2,017,883

		28,398,628

Internet—0.1%
Expedia Group, Inc. 2.950%, 03/15/31	2,561,000	2,253,932

Lodging—0.2%
Choice Hotels International, Inc. 3.700%, 12/01/29	2,500,000	2,215,419
Hyatt Hotels Corp. 4.850%, 03/15/26	2,700,000	2,678,466
Marriott International, Inc. 3.600%, 04/15/24	2,600,000	2,586,895

		7,480,780

Media—0.3%
Charter Communications Operating LLC/Charter Communications Operating Capital 3.500%, 06/01/41	13,300,000	9,400,536
CSC Holdings LLC 5.375%, 02/01/28 (144A)	3,800,000	3,356,667

		12,757,203

Oil & Gas—0.2%
Petroleos Mexicanos 10.000%, 02/07/33	3,000,000	3,012,156
Pioneer Natural Resources Co. 5.100%, 03/29/26	4,000,000	4,029,153

		7,041,309

Packaging & Containers—0.4%
WRKCo, Inc. 4.650%, 03/15/26	14,700,000	14,598,617

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—0.4%
AbbVie, Inc. 3.200%, 05/14/26	1,300,000	$1,259,936
3.600%, 05/14/25	700,000	687,324
Bayer U.S. Finance LLC 6.125%, 11/21/26 (144A)	3,500,000	3,558,379
6.375%, 11/21/30 (144A)	6,900,000	7,099,128
CVS Health Corp. 3.750%, 04/01/30	3,900,000	3,668,740
CVS Pass-Through Trust 6.943%, 01/10/30	483,106	493,536

		16,767,043

Pipelines—1.1%
Cheniere Corpus Christi Holdings LLC 5.125%, 06/30/27	9,000,000	9,043,700
Columbia Pipelines Operating Co. LLC 5.927%, 08/15/30 (144A)	3,000,000	3,102,044
Enbridge, Inc. 5.900%, 11/15/26	2,700,000	2,772,120
Energy Transfer LP 5.950%, 12/01/25	1,800,000	1,819,082
6.050%, 12/01/26	3,800,000	3,906,723
MPLX LP 5.000%, 03/01/33	1,500,000	1,469,391
ONEOK, Inc. 6.625%, 09/01/53	7,500,000	8,393,530
Venture Global LNG, Inc. 9.875%, 02/01/32 (144A)	3,800,000	3,958,228
Western Midstream Operating LP 6.350%, 01/15/29	7,000,000	7,310,870

		41,775,688

Real Estate—0.2%
Logicor Financing Sarl 1.625%, 07/15/27 (EUR)	4,500,000	4,559,375
Ontario Teachers’ Cadillac Fairview Properties Trust 3.875%, 03/20/27 (144A)	1,700,000	1,613,334
Tesco Property Finance 6 PLC 5.411%, 07/13/44 (GBP)	537,167	663,249

		6,835,958

Real Estate Investment Trusts—4.1%
American Homes 4 Rent LP 4.250%, 02/15/28	1,900,000	1,843,867
American Tower Corp. 3.375%, 05/15/24	12,000,000	11,887,003
5.800%, 11/15/28	1,200,000	1,246,580
Boston Properties LP 2.450%, 10/01/33	1,811,000	1,378,129
Brixmor Operating Partnership LP 4.125%, 06/15/26	5,500,000	5,326,077
Crown Castle, Inc. 2.900%, 03/15/27	12,500,000	11,689,370
EPR Properties 3.750%, 08/15/29	2,500,000	2,198,460

Real Estate Investment Trusts—(Continued)
Equinix, Inc. 1.000%, 09/15/25	2,900,000	2,705,283
Extra Space Storage LP 2.400%, 10/15/31	13,500,000	11,137,041
Federal Realty OP LP 3.500%, 06/01/30	4,900,000	4,438,213
GLP Capital LP/GLP Financing II, Inc. 5.250%, 06/01/25	5,000,000	4,982,458
Goodman U.S. Finance Three LLC 3.700%, 03/15/28 (144A)	10,800,000	10,046,739
Hudson Pacific Properties LP 4.650%, 04/01/29	2,400,000	1,946,797
Kilroy Realty LP 2.650%, 11/15/33	13,100,000	9,932,960
Omega Healthcare Investors, Inc. 4.750%, 01/15/28	8,900,000	8,555,426
Piedmont Operating Partnership LP 3.150%, 08/15/30	12,900,000	9,764,327
Prologis LP 2.250%, 01/15/32	6,200,000	5,170,047
Realty Income Corp. 3.875%, 04/15/25	10,700,000	10,520,628
SBA Tower Trust 2.328%, 07/15/52 (144A)	13,000,000	11,476,834
Starwood Property Trust, Inc. 4.375%, 01/15/27 (144A)	13,300,000	12,534,319
Sun Communities Operating LP 2.700%, 07/15/31	13,200,000	10,998,940
UDR, Inc. 3.500%, 07/01/27	1,000,000	951,286
Welltower OP LLC 4.250%, 04/01/26	1,102,000	1,084,975
Weyerhaeuser Co. 4.750%, 05/15/26	12,000,000	11,942,229

		163,757,988

Retail—0.3%
7-Eleven, Inc. 1.800%, 02/10/31 (144A)	9,600,000	7,802,230
CK Hutchison International 23 Ltd. 4.750%, 04/21/28 (144A)	2,700,000	2,704,285
Walgreens Boots Alliance, Inc. 3.450%, 06/01/26	1,500,000	1,426,190

		11,932,705

Savings & Loans—0.2%
Nationwide Building Society 6.557%, SOFR + 1.910%, 10/18/27 (144A) (a)	7,500,000	7,762,759

Semiconductors—0.7%
Broadcom, Inc. 3.137%, 11/15/35 (144A)	8,769,000	7,199,207
3.187%, 11/15/36 (144A)	10,800,000	8,751,826
4.300%, 11/15/32	12,400,000	11,896,114

		27,847,147

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Shipbuilding—0.3%
Huntington Ingalls Industries, Inc. 2.043%, 08/16/28	13,800,000	$12,130,799

Software—0.6%
Oracle Corp. 3.600%, 04/01/40	6,400,000	5,103,388
3.600%, 04/01/50	10,600,000	7,851,490
VMware LLC 1.400%, 08/15/26	13,500,000	12,348,224

		25,303,102

Telecommunications—0.2%
AT&T, Inc. 5.400%, 02/15/34	400,000	412,530
Sprint LLC 7.125%, 06/15/24	1,000,000	1,004,337
T-Mobile USA, Inc. 2.550%, 02/15/31	8,900,000	7,665,697

		9,082,564

Total Corporate Bonds & Notes (Cost $1,450,524,623)		1,387,818,291

Mortgage-Backed Securities—14.9%

Collateralized Mortgage Obligations—8.3%
Adjustable Rate Mortgage Trust 4.516%, 11/25/35 (a)	121,433	84,397
American Home Mortgage Investment Trust 5.830%, 1M TSFR + 0.474%, 12/25/46 (a)	9,443,710	7,560,084
Banc of America Alternative Loan Trust 6.518%, -4x 1M TSFR + 27.942%, 11/25/46 (a)	313,489	297,720
Banc of America Funding Trust 4.772%, 05/25/35 (a)	204,996	188,938
5.061%, 01/20/47 (a)	53,454	45,567
5.490%, 02/20/36 (a)	382,267	354,586
Banc of America Mortgage Trust 6.000%, 05/25/37	4,388,976	3,288,253
Bayview MSR Opportunity Master Fund Trust 3.000%, 11/25/51 (144A) (a)	11,622,212	9,912,933
BCAP LLC Trust 5.250%, 02/26/36 (144A) (a)	1,878,168	798,597
5.890%, 1M TSFR + 0.534%, 05/25/47 (a)	3,744,928	3,525,825
Bear Stearns ALT-A Trust 3.971%, 05/25/36 (a)	962,845	465,697
4.229%, 11/25/36 (a)	1,481,425	810,626
4.488%, 05/25/35 (a)	348,865	328,609
4.492%, 11/25/36 (a)	1,293,355	666,764
4.730%, 09/25/35 (a)	365,663	214,710
Bear Stearns ARM Trust 3.250%, 02/25/33 (a)	1,930	1,440
5.566%, 10/25/35 (a)	486,680	463,285
Bear Stearns Structured Products, Inc. Trust 3.993%, 12/26/46 (a)	303,107	221,507
4.805%, 01/26/36 (a)	294,860	210,867

Collateralized Mortgage Obligations—(Continued)
Chase Home Lending Mortgage Trust 3.250%, 09/25/63 (144A) (a)	7,214,433	6,314,890
Chase Mortgage Finance Trust 4.114%, 03/25/37 (a)	484,826	456,272
4.371%, 09/25/36 (a)	843,015	686,507
4.771%, 12/25/35 (a)	242,595	223,136
Chevy Chase Funding LLC Mortgage-Backed Certificates 5.720%, 1M TSFR + 0.364%, 08/25/35 (144A) (a)	8,120	7,556
CHL Mortgage Pass-Through Trust 4.126%, 09/20/36 (a)	1,136,619	978,099
5.750%, 06/25/37	915,440	452,755
5.870%, 1M TSFR + 0.514%, 04/25/46 (a)	1,172,561	1,005,761
6.110%, 1M TSFR + 0.754%, 03/25/35 (a)	211,823	194,734
Citicorp Mortgage Securities Trust 6.000%, 05/25/37	689,916	606,072
Citigroup Mortgage Loan Trust, Inc. 3.772%, 10/25/46 (a)	474,771	421,036
5.972%, 1Y H15 + 2.150%, 09/25/35 (a)	53,446	52,688
7.198%, 1Y H15 + 2.100%, 09/25/35 (a)	282,691	281,775
7.780%, 1Y H15 + 2.400%, 10/25/35 (a)	450,104	436,512
CitiMortgage Alternative Loan Trust 6.000%, 1M TSFR + 0.764%, 10/25/36 (a)	3,669,713	3,032,094
Countrywide Alternative Loan Trust
Zero Coupon, -1x 1M TSFR + 4.886%, 05/25/35 (a) (b)	371,849	20,103
5.500%, 02/25/36	1,377,850	960,464
5.990%, 1M TSFR + 0.634%, 06/25/46 (a)	4,333,494	3,625,336
6.000%, 03/25/35	6,700,901	5,331,835
6.000%, 1M TSFR + 6.000%, 08/25/36 (a)	1,655,332	1,498,630
6.000%, 02/25/37	7,429,666	3,227,352
6.000%, 04/25/37	2,561,960	1,159,165
6.000%, 07/25/37	3,791,526	1,851,287
6.492%, 12M MTA + 1.480%, 01/25/36 (a)	377,638	344,434
Countrywide Home Reperforming Loan REMIC Trust 5.810%, 1M TSFR + 0.454%, 06/25/35 (144A) (a)	503,023	470,085
Credit Suisse First Boston Mortgage Securities Corp. 6.050%, 03/25/32 (144A) (a)	20,650	19,119
CSFB Mortgage-Backed Pass-Through Certificates 6.000%, 11/25/35	757,992	564,297
CSMC Trust 5.607%, 10/27/36 (144A) (a)	8,275,145	7,199,246
DSLA Mortgage Loan Trust 6.046%, 07/19/44 (a)	154,706	141,211
First Horizon Mortgage Pass-Through Trust 5.464%, 08/25/35 (a)	55,797	38,952
Gemgarto PLC 5.810%, 3M SONIA + 0.590%, 12/16/67 (144A) (GBP) (a)	3,434,813	4,370,151
GreenPoint Mortgage Funding Trust 5.910%, 1M TSFR + 0.554%, 06/25/45 (a)	18,430	17,313
GS Mortgage-Backed Securities Corp. Trust 2.500%, 06/25/52 (144A) (a)	11,318,281	9,258,988
GS Mortgage-Backed Securities Trust 2.500%, 01/25/52 (144A) (a)	11,609,145	9,506,799
3.000%, 08/26/52 (144A) (a)	13,615,761	11,596,271
GSR Mortgage Loan Trust
3.968%, 04/25/36 (a)	870,501	579,300

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2023

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
GSR Mortgage Loan Trust
4.630%, 01/25/36 (a)	1,185,499	$1,083,003
4.836%, 09/25/35 (a)	6,521	6,099
6.000%, 03/25/32	47	46
HarborView Mortgage Loan Trust 5.910%, 1M TSFR + 0.554%, 05/19/35 (a)	307,894	277,911
IndyMac ARM Trust 5.545%, 01/25/32 (a)	4,906	4,600
5.686%, 01/25/32 (a)	214	204
IndyMac INDX Mortgage Loan Trust 5.710%, 1M TSFR + 0.354%, 07/25/36 (a)	1,947,374	1,905,871
5.890%, 1M TSFR + 0.534%, 05/25/46 (a)	3,075,933	2,681,645
JPMorgan Alternative Loan Trust 5.830%, 1M TSFR + 0.474%, 05/25/36 (a)	837,632	653,183
JPMorgan Mortgage Trust 3.000%, 03/25/52 (144A) (a)	11,373,348	9,700,670
4.114%, 12/26/37 (144A) (a)	4,662,279	3,952,790
5.528%, 07/25/35 (a)	40,655	40,435
5.750%, 01/25/36	184,119	84,721
Legacy Mortgage Asset Trust 5.882%, 10/25/59 (144A) (j)	9,269,755	9,259,877
Lehman Mortgage Trust 6.000%, 1M TSFR + 0.714%, 08/25/36 (a)	2,839,195	2,012,130
Lehman XS Trust 5.870%, 1M TSFR + 0.514%, 03/25/47 (a)	9,643,201	8,186,365
MASTR Alternative Loan Trust 5.870%, 1M TSFR + 0.514%, 03/25/36 (a)	610,815	64,593
6.500%, 02/25/35	2,227,017	2,250,982
MASTR Asset Securitization Trust 6.000%, 06/25/36	156,320	90,548
MetLife Securitization Trust 3.750%, 03/25/57 (144A) (a)	3,313,653	3,152,457
Mill City Mortgage Loan Trust 3.250%, 08/25/59 (144A) (a)	8,400,000	7,199,432
Morgan Stanley Re-REMIC Trust 3.109%, 03/26/37 (144A) (j)	1,213,394	1,165,834
MortgageIT Mortgage Loan Trust 5.930%, 1M TSFR + 0.574%, 04/25/36 (a)	1,319,452	1,225,226
New Residential Mortgage Loan Trust 6.864%, 10/25/63 (144A)	7,337,086	7,444,330
Nomura Asset Acceptance Corp. Alternative Loan Trust 5.476%, 05/25/35 (j)	587,641	306,335
OBX Trust 6.120%, 1M TSFR + 0.764%, 06/25/57 (144A) (a)	4,924,845	4,687,447
6.120%, 11/25/62 (144A) (a)	6,975,763	7,011,064
PRKCM Trust 5.335%, 08/25/57 (144A) (a)	6,809,884	6,705,779
PRPM Trust 6.250%, 08/25/68 (144A)	5,696,001	5,709,616
RBSSP Resecuritization Trust 4.858%, 1M TSFR + 0.354%, 06/27/36 (144A) (a)	2,787,691	2,746,939
Residential Asset Securitization Trust 6.000%, 06/25/36	2,843,102	1,190,510
Ripon Mortgages PLC
5.920%, 3M SONIA + 0.700%, 08/28/56 (144A) (GBP) (a)	13,198,550	16,802,437

Collateralized Mortgage Obligations—(Continued)
Ripon Mortgages PLC
6.370%, 3M SONIA + 1.150%, 08/28/56 (144A) (GBP) (a)	5,777,000	7,242,176
6.720%, 3M SONIA + 1.500%, 08/28/56 (144A) (GBP) (a)	13,223,000	16,458,613
Sequoia Mortgage Trust 6.110%, 1M TSFR + 0.434%, 04/19/27 (a)	97,293	93,572
6.172%, 1M TSFR + 0.814%, 07/20/33 (a)	52,720	47,831
Structured Adjustable Rate Mortgage Loan Trust 4.351%, 01/25/35 (a)	167,163	164,514
4.673%, 08/25/35 (a)	39,422	33,646
5.220%, 10/25/36 (a)	5,358,207	2,725,649
6.065%, 04/25/35 (a)	1,281,998	1,162,956
Structured Asset Mortgage Investments II Trust 5.970%, 1M TSFR + 0.614%, 07/19/35 (a)	192,001	174,089
Towd Point Mortgage Funding 6.365%, 3M SONIA + 1.144%, 10/20/51 (144A) (GBP) (a)	9,123,162	11,642,143
6.570%, 3M SONIA + 1.350%, 05/20/45 (GBP) (a)	18,959,269	24,180,645
6.571%, 3M SONIA + 1.350%, 07/20/45 (144A) (GBP) (a)	7,179,864	9,156,757
Towd Point Mortgage Trust 3.750%, 07/25/62 (144A) (a)	5,686,487	5,307,215
UWM Mortgage Trust 2.500%, 11/25/51 (144A) (a)	21,335,106	17,705,966
2.500%, 12/25/51 (144A) (a)	11,675,361	9,561,023
WaMu Mortgage Pass-Through Certificates Trust 3.814%, 06/25/37 (a)	2,973,884	2,532,178
5.970%, 1M TSFR + 0.614%, 02/25/45 (a)	3,643,882	3,494,751
6.412%, 12M MTA + 1.400%, 06/25/42 (a)	22,705	20,692
Wells Fargo Mortgage-Backed Securities Trust 6.073%, 09/25/33 (a)	62,284	60,150

		325,738,275

Commercial Mortgage-Backed Securities—6.6%
1211 Avenue of the Americas Trust 3.901%, 08/10/35 (144A)	12,100,000	11,604,867
225 Liberty Street Trust 3.597%, 02/10/36 (144A)	11,600,000	10,609,986
Arbor Multifamily Mortgage Securities Trust 2.756%, 05/15/53 (144A)	7,500,000	6,623,399
AREIT Trust 6.553%, 1M TSFR + 1.194%, 11/17/38 (144A) (a)	8,969,497	8,762,987
6.588%, SOFR30A + 1.250%, 01/20/37 (144A) (a)	11,622,972	11,399,683
7.600%, 1M TSFR + 2.242%, 06/17/39 (144A) (a)	11,500,000	11,497,297
Benchmark Mortgage Trust 2.955%, 01/15/55 (a)	12,646,000	11,386,743
3.458%, 03/15/55	13,000,000	11,539,580
4.016%, 03/15/52	13,000,000	12,135,722
4.444%, 05/15/55 (a)	11,000,000	10,153,583
Commercial Mortgage Trust 3.545%, 02/10/36 (144A)	11,600,000	10,819,225
CSAIL Commercial Mortgage Trust 3.314%, 11/15/49	1,301,171	1,272,028

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2023

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
DBGS Mortgage Trust 3.843%, 04/10/37 (144A)	12,550,000	$10,716,982
DC Office Trust 2.965%, 09/15/45 (144A)	1,000,000	833,723
DOLP Trust 2.956%, 05/10/41 (144A)	13,200,000	10,867,252
Extended Stay America Trust 6.557%, 1M TSFR + 1.194%, 07/15/38 (144A) (a)	13,068,160	12,945,219
GCT Commercial Mortgage Trust 6.277%, 1M TSFR + 0.914%, 02/15/38 (144A) (a)	4,000,000	2,986,468
GS Mortgage Securities Corp. Trust 2.856%, 05/10/34 (144A)	8,623,773	6,043,540
GS Mortgage Securities Trust 3.278%, 11/10/49 (a)	1,345,579	1,311,692
3.602%, 10/10/49 (144A) (a)	13,346,000	11,817,272
JPMorgan Chase Commercial Mortgage Securities Trust 6.859%, 1M TSFR + 1.497%, 12/15/31 (144A) (a)	3,951,329	3,212,258
7.236%, 10/05/40 (144A)	5,800,000	5,938,599
Manhattan West Mortgage Trust 2.130%, 09/10/39 (144A)	12,300,000	10,865,525
MF1 Multifamily Housing Mortgage Loan Trust 6.326%, 1M TSFR + 0.964%, 07/15/36 (144A) (a)	2,707,443	2,667,191
Morgan Stanley Bank of America Merrill Lynch Trust 2.952%, 11/15/49	5,087,912	4,932,189
Morgan Stanley Capital I Trust 2.428%, 04/05/42 (144A) (a)	7,500,000	5,768,202
3.127%, 11/15/52	800,000	708,621
Natixis Commercial Mortgage Securities Trust 7.185%, 1M TSFR + 1.824%, 03/15/35 (144A) (a)	9,581,176	9,491,485
NYO Commercial Mortgage Trust 6.572%, 1M TSFR + 1.209%, 11/15/38 (144A) (a)	14,000,000	12,912,413
Ready Capital Mortgage Financing LLC 6.670%, 1M TSFR + 1.314%, 11/25/36 (144A) (a)	6,778,633	6,672,726
7.730%, 1M TSFR + 2.374%, 10/25/39 (144A) (a)	1,355,782	1,356,837
7.908%, 1M TSFR + 2.552%, 10/25/39 (144A) (a)	9,244,480	9,289,680
SG Commercial Mortgage Securities Trust 2.632%, 03/15/37 (144A)	7,100,000	6,368,496
Starwood Ltd. 6.556%, 1M TSFR + 1.194%, 07/15/38 (144A) (a)	4,874,845	4,768,261

		260,279,731

Total Mortgage-Backed Securities (Cost $649,411,730)		586,018,006

Asset-Backed Securities—14.8%

Asset-Backed - Automobile—1.3%
Ally Auto Receivables Trust 5.760%, 11/15/26	7,800,000	7,810,163
BMW Vehicle Lease Trust 5.950%, 08/25/25	7,500,000	7,521,250
BMW Vehicle Owner Trust 5.593%, 07/25/24	1,247,720	1,247,827
CarMax Auto Owner Trust 5.720%, 11/16/26	5,900,000	5,912,660

Asset-Backed - Automobile—(Continued)
Flagship Credit Auto Trust 4.030%, 12/15/26 (144A)	11,000,000	10,896,974
GM Financial Consumer Automobile Receivables Trust 5.560%, 07/16/24	678,007	678,045
Hyundai Auto Receivables Trust 5.581%, 07/15/24	1,295,182	1,295,257
Santander Drive Auto Receivables Trust 6.310%, 07/15/27	7,500,000	7,527,721
Tesla Auto Lease Trust 5.860%, 08/20/25 (144A)	3,900,000	3,907,257
Toyota Auto Loan Extended Note Trust 4.930%, 06/25/36 (144A)	3,900,000	3,934,708

		50,731,862

Asset-Backed - Home Equity—1.0%
ABFC Trust 6.170%, 1M TSFR + 0.814%, 06/25/34 (a)	1,057,397	1,033,871
6.295%, 1M TSFR + 0.939%, 07/25/35 (a)	5,569,268	5,112,578
Accredited Mortgage Loan Trust 6.050%, 1M TSFR + 0.404%, 07/25/34 (a)	3,061,844	2,968,772
ACE Securities Corp. Home Equity Loan Trust 5.770%, 1M TSFR + 0.414%, 04/25/36 (a)	1,785,699	1,715,400
5.770%, 1M TSFR + 0.414%, 07/25/36 (a)	7,764,008	2,505,454
Asset-Backed Securities Corp. Home Equity Loan Trust 5.550%, 1M TSFR + 0.194%, 05/25/37 (a)	17,456	11,862
Bear Stearns Asset-Backed Securities I Trust 4.864%, 1M TSFR + 0.804%, 02/25/36 (a)	711,694	706,868
5.401%, 1M TSFR + 1.119%, 06/25/35 (a)	3,683,268	3,592,949
5.720%, 1M TSFR + 0.364%, 04/25/37 (a)	4,457,267	6,610,806
6.270%, 1M TSFR + 0.914%, 10/27/32 (a)	6,066	5,986
Citigroup Mortgage Loan Trust, Inc. 5.790%, 1M TSFR + 0.434%, 12/25/36 (144A) (a)	5,444,096	2,996,101
GSAA Home Equity Trust 6.130%, 1M TSFR + 0.774%, 03/25/35 (a)	45,084	44,638
HSI Asset Securitization Corp. Trust 5.810%, 1M TSFR + 0.454%, 12/25/36 (a)	8,460,332	2,168,979
IXIS Real Estate Capital Trust 6.415%, 1M TSFR + 1.059%, 02/25/35 (a)	1,568,395	1,559,252
MASTR Asset-Backed Securities Trust 5.570%, 1M TSFR + 0.214%, 08/25/36 (a)	4,651,602	1,664,173
5.790%, 1M TSFR + 0.434%, 08/25/36 (a)	3,011,731	1,091,152
Merrill Lynch Mortgage Investors Trust 5.970%, 1M TSFR + 0.614%, 07/25/37 (a)	8,643,529	2,009,160
Morgan Stanley ABS Capital I, Inc. Trust 5.530%, 1M TSFR + 0.174%, 05/25/37 (a)	92,476	77,764
NovaStar Mortgage Funding Trust 5.670%, 1M TSFR + 0.314%, 09/25/37 (a)	2,728,084	2,628,904
Option One Mortgage Corp. Asset Back Certificates 6.110%, 1M TSFR + 0.754%, 08/25/33 (a)	6,988	6,849
Option One Mortgage Loan Trust 5.610%, 1M TSFR + 0.254%, 01/25/37 (a)	4,093,711	2,524,464
Renaissance Home Equity Loan Trust 4.156%, 1M TSFR + 0.994%, 08/25/33 (a)	63,591	57,723
Residential Asset Securities Corporation Trust 6.050%, 1M TSFR + 0.404%, 06/25/33 (a)	472,920	440,287

		41,533,992

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2023

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—12.3%
ACAS CLO Ltd. 6.547%, 3M TSFR + 1.152%, 10/18/28 (144A) (a)	17,223,874	$17,202,534
Adagio V CLO DAC 4.685%, 3M EURIBOR + 0.720%, 10/15/31 (144A) (EUR) (a)	11,000,000	11,972,994
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 6.250%, 1M TSFR + 0.894%, 05/25/34 (a)	364,399	361,882
Anchorage Capital CLO 11 Ltd. 6.814%, 3M TSFR + 1.402%, 07/22/32 (144A) (a)	12,000,000	11,984,892
ARES European CLO X DAC 4.745%, 3M EURIBOR + 0.780%, 10/15/31 (144A) (EUR) (a)	10,857,182	11,863,532
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 6.230%, 1M TSFR + 0.874%, 02/25/36 (a)	3,642,092	2,802,093
BSPDF Issuer Ltd. 6.676%, 1M TSFR + 1.314%, 10/15/36 (144A) (a)	11,872,143	11,595,485
Capital Four U.S. CLO II Ltd. 7.494%, 3M TSFR + 1.900%, 01/20/37 (144A) (a)	8,200,000	8,200,000
Carlyle Global Market Strategies CLO Ltd. 6.754%, 3M TSFR + 1.342%, 04/22/32 (144A) (a)	13,500,000	13,496,098
Catamaran CLO Ltd. 6.774%, 3M TSFR + 1.362%, 04/22/30 (144A) (a)	10,802,146	10,797,609
Countrywide Asset-Backed Certificates Trust 4.347%, 10/25/46 (a)	600,282	589,851
4.434%, 10/25/32 (a)	1,284,996	1,274,264
5.610%, 1M TSFR + 0.254%, 07/25/37 (a)	5,652,727	5,116,257
5.690%, 1M TSFR + 0.334%, 09/25/37 (a)	2,017,208	2,053,286
5.750%, 1M TSFR + 0.394%, 02/25/37 (a)	2,167,257	2,023,695
5.750%, 1M TSFR + 0.394%, 04/25/47 (a)	1,615,426	1,543,868
5.770%, 1M TSFR + 0.414%, 09/25/46 (a)	395,079	390,982
5.770%, 1M TSFR + 0.414%, 03/25/47 (a)	454,215	441,294
Dewolf Park CLO Ltd. 6.576%, 3M TSFR + 1.182%, 10/15/30 (144A) (a)	1,618,096	1,616,834
DLLAD LLC 5.190%, 04/20/26 (144A)	5,426,687	5,408,284
Dryden 80 CLO Ltd. 6.653%, 3M TSFR + 1.250%, 01/17/33 (144A) (a)	1,400,000	1,393,785
Elevation CLO Ltd. 6.976%, 3M TSFR + 1.582%, 04/15/33 (144A) (a)	7,400,000	7,396,100
Elmwood CLO VII Ltd. 7.054%, 3M TSFR + 1.630%, 01/17/34 (144A) (a)	5,000,000	5,000,745
First Franklin Mortgage Loan Trust 5.750%, 1M TSFR + 0.394%, 12/25/36 (a)	4,502,934	1,803,331
5.780%, 1M TSFR + 0.424%, 10/25/36 (a)	16,312,000	12,824,949
6.400%, 1M TSFR + 1.044%, 10/25/34 (a)	3,866,835	3,787,404
6.895%, 1M TSFR + 1.539%, 10/25/34 (a)	1,535,007	1,534,289
Galaxy XXI CLO Ltd. 6.697%, 3M TSFR + 1.282%, 04/20/31 (144A) (a)	3,211,747	3,211,387
GoodLeap Sustainable Home Solutions Trust 4.000%, 04/20/49 (144A)	10,132,814	8,888,502
GSAMP Trust 5.640%, 1M TSFR + 0.284%, 12/25/36 (a)	2,295,886	1,063,847
6.055%, 1M TSFR + 0.699%, 01/25/36 (a)	297,860	304,067
6.790%, 1M TSFR + 1.434%, 12/25/34 (a)	3,858,733	3,257,544

Asset-Backed - Other—(Continued)
Harvest CLO XX DAC 4.673%, 3M EURIBOR + 0.680%, 10/20/31 (144A) (EUR) (a)	10,724,573	11,653,871
Home Equity Loan Trust 5.700%, 1M TSFR + 0.344%, 04/25/37 (a)	5,196,020	5,007,308
Home Equity Mortgage Loan Asset-Backed Trust 5.690%, 1M TSFR + 0.334%, 04/25/37 (a)	2,052,486	1,542,320
JFIN CLO Ltd. 6.622%, 3M TSFR + 1.252%, 09/20/29 (144A) (a)	5,665,332	5,661,474
KREF Ltd. 6.806%, 1M TSFR + 1.450%, 02/17/39 (144A) (a)	12,500,000	12,315,500
LCM XIII LP 6.528%, 3M TSFR + 1.132%, 07/19/27 (144A) (a)	2,345,891	2,345,586
LCM XXV Ltd. 6.516%, 3M TSFR + 1.100%, 07/20/30 (144A) (a)	8,113,275	8,095,839
Long Beach Mortgage Loan Trust 5.790%, 1M TSFR + 0.434%, 05/25/36 (a)	27,364,907	7,982,488
5.990%, 1M TSFR + 0.634%, 08/25/45 (a)	457,036	441,836
6.250%, 1M TSFR + 0.894%, 08/25/35 (a)	7,442,073	7,256,510
Madison Park Funding XXXV Ltd. 6.667%, 3M TSFR + 1.252%, 04/20/32 (144A) (a)	7,300,000	7,296,197
Marathon CLO IX Ltd. 6.806%, 3M TSFR + 1.412%, 04/15/29 (144A) (a)	3,396,886	3,396,940
Marathon Static CLO Ltd. 7.166%, 3M TSFR + 1.750%, 07/20/30 (144A) (a)	3,737,145	3,737,982
Marble Point CLO XIV Ltd. 6.957%, 3M TSFR + 1.542%, 01/20/32 (144A) (a)	7,400,000	7,386,243
Merrill Lynch First Franklin Mortgage Loan Trust 6.720%, 1M TSFR + 1.364%, 10/25/37 (a)	9,085,499	7,468,570
MF1 Ltd. 7.176%, 1M TSFR + 1.814%, 11/15/35 (144A) (a)	6,647,114	6,647,578
7.991%, 1M TSFR + 2.635%, 09/17/37 (144A) (a)	10,700,000	10,706,784
MidOcean Credit CLO II 6.682%, 3M TSFR + 1.292%, 01/29/30 (144A) (a)	3,739,909	3,737,545
Morgan Stanley ABS Capital I, Inc. Trust 5.720%, 1M TSFR + 0.364%, 07/25/36 (a)	2,670,017	2,330,274
5.770%, 1M TSFR + 0.414%, 06/25/36 (a)	155,212	127,450
6.090%, 1M TSFR + 0.734%, 12/25/35 (a)	882,869	850,281
Neuberger Berman CLO XIV Ltd. 6.682%, 3M TSFR + 1.292%, 01/28/30 (144A) (a)	11,021,389	11,015,438
OSD CLO Ltd. 6.534%, 3M TSFR + 1.132%, 04/17/31 (144A) (a)	11,951,010	11,910,508
OZLM XVI Ltd. 6.682%, 3M TSFR + 1.292%, 05/16/30 (144A) (a)	7,356,561	7,347,432
Palmer Square European Loan Funding DAC 4.745%, 3M EURIBOR + 0.780%, 04/15/31 (144A) (EUR) (a)	8,447,757	9,182,349
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 6.205%, 1M TSFR + 0.849%, 09/25/35 (a)	4,101,369	3,999,269
6.520%, 1M TSFR + 1.164%, 10/25/34 (a)	2,701,150	2,644,958
7.270%, 1M TSFR + 1.914%, 12/25/34 (a)	3,825,117	3,711,854
Regatta XI Funding Ltd. 6.734%, 3M TSFR + 1.332%, 07/17/31 (144A) (a)	10,722,142	10,715,151

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2023

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Saranac CLO VII Ltd. 6.859%, 3M TSFR + 1.492%, 11/20/29 (144A) (a)	1,513,223	$1,513,514
Saxon Asset Securities Trust 5.870%, 1M TSFR + 0.514%, 09/25/47 (a)	1,697,470	1,542,813
Securitized Asset-Backed Receivables LLC Trust 5.970%, 1M TSFR + 0.614%, 03/25/36 (a)	13,664,407	8,263,325
5.970%, 1M TSFR + 0.614%, 05/25/36 (a)	6,502,227	3,353,722
Soundview Home Loan Trust 5.580%, 1M TSFR + 0.224%, 02/25/37 (a)	2,032,013	548,564
Specialty Underwriting & Residential Finance Trust 5.740%, 1M TSFR + 0.384%, 04/25/37 (a)	2,427,606	1,661,679
Starwood Ltd. 6.688%, SOFR30A + 1.350%, 11/15/38 (144A) (a)	13,000,000	12,502,662
Structured Asset Investment Loan Trust 5.620%, 1M TSFR + 0.264%, 09/25/36 (a)	650,555	631,592
6.100%, 1M TSFR + 0.744%, 11/25/35 (a)	3,971,610	3,803,313
Structured Asset Securities Corp. Mortgage Loan Trust 6.370%, 1M TSFR + 1.014%, 08/25/37 (a)	66,711	65,882
Sunrun Demeter Issuer LLC 2.270%, 01/30/57 (144A)	12,102,370	10,233,011
Symphony CLO Ltd. 7.002%, 3M TSFR + 1.590%, 04/25/34 (144A) (a)	7,700,000	7,695,696
Symphony CLO XVII Ltd. 6.536%, 3M TSFR + 1.142%, 04/15/28 (144A) (a)	179,086	178,986
TCI-Symphony CLO Ltd. 6.675%, 3M TSFR + 1.282%, 10/13/32 (144A) (a)	13,000,000	12,977,081
TCW CLO Ltd. 6.610%, 3M TSFR + 1.232%, 04/25/31 (144A) (a)	11,118,631	11,107,491
THL Credit Wind River CLO Ltd. 6.736%, 3M TSFR + 1.342%, 07/15/31 (144A) (a)	4,000,000	3,972,352
Toro European CLO 7 DAC 4.812%, 3M EURIBOR + 0.810%, 02/15/34 (144A) (EUR) (a)	15,000,000	16,258,785
TSTAT Ltd. 6.963%, 3M TSFR + 1.600%, 07/20/31 (144A) (a)	1,530,798	1,532,130
U.S. Small Business Administration 6.220%, 12/01/28	370,509	373,416
Venture XIX CLO Ltd. 6.916%, 3M TSFR + 1.522%, 01/15/32 (144A) (a)	2,300,000	2,299,186
Venture XVII CLO Ltd. 6.536%, 3M TSFR + 1.142%, 04/15/27 (144A) (a)	4,324,607	4,319,417
Venture XXVII CLO Ltd. 6.727%, 3M TSFR + 1.312%, 07/20/30 (144A) (a)	12,055,476	12,029,099
Venture XXVIII CLO Ltd. 6.667%, 3M TSFR + 1.252%, 07/20/30 (144A) (a)	10,128,494	10,101,938
Voya CLO Ltd. 6.716%, 3M TSFR + 1.322%, 04/15/31 (144A) (a)	8,413,710	8,408,274
Wells Fargo Home Equity Asset-Backed Securities Trust 6.190%, 1M TSFR + 0.834%, 12/25/35 (a)	234,809	234,551

		483,325,698

Asset-Backed - Student Loan—0.2%
Nelnet Student Loan Trust 6.640%, 02/20/41 (144A)	3,529,630	3,575,305
7.538%, SOFR30A + 2.200%, 02/20/41 (144A) (a)	3,353,149	3,353,110

Asset-Backed - Student Loan—(Continued)
SoFi Professional Loan Program LLC 3.020%, 02/25/40 (144A)	1,200,275	1,144,615

		8,073,030

Total Asset-Backed Securities (Cost $595,458,068)		583,664,582

Foreign Government—3.4%

Banks—0.3%
Japan Bank for International Cooperation 2.875%, 07/21/27	11,200,000	10,656,889
Korea Development Bank 6.072%, SOFR + 0.700%, 10/23/26 (a)	1,700,000	1,701,326

		12,358,215

Sovereign—3.1%
Brazil Letras do Tesouro Nacional
Zero Coupon, 01/01/24 (BRL)	7,100,000	1,461,627
Zero Coupon, 07/01/24 (BRL)	30,100,000	5,896,709
Chile Government International Bond 4.340%, 03/07/42	12,500,000	11,160,521
Italy Buoni Poliennali Del Tesoro 1.300%, 05/15/28 (144A) (EUR) (e)	25,866,258	28,537,527
Ivory Coast Government International Bond 5.875%, 10/17/31 (144A) (EUR)	4,900,000	4,837,046
Mexico Bonos 8.500%, 03/01/29 (MXN)	168,000,000	9,627,673
8.500%, 05/31/29 (MXN)	80,000,000	4,608,350
Mexico Udibonos 2.750%, 11/27/31 (MXN) (e)	171,604,443	8,899,965
3.000%, 12/03/26 (MXN) (e)	50,363,909	2,752,056
4.000%, 11/30/28 (MXN) (e)	94,741,616	5,447,880
Peru Government International Bond 6.950%, 08/12/31 (PEN)	3,600,000	1,004,321
Qatar Government International Bond 5.103%, 04/23/48	1,500,000	1,517,100
Republic of South Africa Government Bond 10.500%, 12/21/26 (ZAR)	414,600,000	23,712,151
Saudi Government International Bonds 4.750%, 01/18/28 (144A)	6,000,000	6,055,704
5.000%, 01/18/53 (144A)	6,000,000	5,647,908

		121,166,538

Total Foreign Government (Cost $139,816,539)		133,524,753

Municipals—1.0%
Louisiana Local Government Environmental Facilities & Community Development Authority 5.048%, 12/01/34	5,900,000	6,035,042
New York State Urban Development Corp. 1.346%, 03/15/26	8,100,000	7,531,462
Sales Tax Securitization Corp. 3.007%, 01/01/33	10,100,000	8,733,164
3.057%, 01/01/34	2,000,000	1,706,722

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2023

Municipals—(Continued)

Security Description	Principal Amount*	Value
State of Illinois 6.725%, 04/01/35	5,280,000	$5,561,747
Texas Natural Gas Securitization Finance Corp. 5.169%, 04/01/41	5,900,000	6,096,991
Tobacco Settlement Finance Authority 1.820%, 06/01/26	2,250,000	2,079,855

Total Municipals (Cost $39,898,069)		37,744,983

Floating Rate Loan (k)—0.1%

Investment Companies—0.1%
Castlelake LP
First Lien Term Loan, 2.950%, 3M LIBOR + 2.950%, 05/13/31 (l) (m) (Cost $6,750,715)	6,758,545	6,082,691

Short-Term Investments—1.4%

Commercial Paper—0.9%
AT&T, Inc. 5.700%, 03/19/24 (n)	10,000,000	9,874,045
Fidelity National Information Services, Inc. 5.650%, 01/05/24 (n)	7,550,000	7,542,028
L3Harris Technologies, Inc. 5.770%, 02/20/24 (n)	1,050,000	1,041,296
5.800%, 01/16/24 (n)	7,500,000	7,479,334
Southern California Edison Co. 5.800%, 01/08/24 (n)	9,000,000	8,985,922

		34,922,625

Repurchase Agreement—0.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $20,333,404; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $20,734,375.	20,327,757	20,327,757

Total Short-Term Investments (Cost $55,262,828)		55,250,382

Total Purchased Options—0.0% (o) (Cost $1,087,854)		1,746,329

Total Investments—147.4% (Cost $6,105,166,569)		5,812,445,348
Other assets and liabilities (net)—(47.4)%		(1,868,184,331)

Net Assets—100.0%		$3,944,261,017

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2023, the market value of restricted securities was $1,114,962, which is less than 0.05% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Interest only security.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of December 31, 2023, the market value of securities pledged was $176,942,660.
(e)	Principal amount of security is adjusted for inflation.
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2023, the market value of securities pledged was $7,594,532.
(g)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2023, the market value of securities pledged was $29,262,764.
(h)	All or a portion of the security was pledged as collateral against open OTC option contracts, OTC swap contracts and forward foreign currency exchange contracts. As of December 31, 2023, the market value of securities pledged was $4,169,488.
(i)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(j)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(k)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the Secured Overnight Financing Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(l)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2023, these securities represent 0.2% of net assets.
(m)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(n)	The rate shown represents current yield to maturity.
(o)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, the market value of 144A securities was $1,336,238,420, which is 33.9% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
British Airways Pass-Through Trust, 4.125%, 03/20/33	10/01/19	$1,226,218	$1,299,791	$1,114,962

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2023

Reverse Repurchase Agreements

Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Net Closing Amount
Deutsche Bank Securities, Inc.	5.490%	12/20/23	01/11/24	USD	12,850,500	$12,850,500
Deutsche Bank Securities, Inc.	5.490%	12/11/23	01/04/24	USD	22,312,625	22,312,625
Deutsche Bank Securities, Inc.	5.500%	12/13/23	01/04/24	USD	22,351,875	22,351,875
Deutsche Bank Securities, Inc.	5.500%	12/20/23	01/11/24	USD	117,492,375	117,492,375

Total						$175,007,375

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

Securities in the amount of $3,333,572 have been received at the custodian bank as collateral for open reverse repurchase agreements.

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Uniform Mortgage-Backed Security	2.000%	TBA	$(19,300,000)	$(15,608,875)	$(15,789,813)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	19,230,518	BBP	01/09/24	USD	12,686,854	$420,339
AUD	1,933,000	GSBU	01/09/24	USD	1,299,886	17,613
AUD	4,608,024	GSBU	01/09/24	USD	3,046,964	93,787
AUD	59,596,355	UBSA	01/09/24	USD	39,540,215	1,079,641
BRL	37,687,935	BNP	01/03/24	USD	7,696,000	62,551
BRL	14,412,540	BBP	01/03/24	USD	2,956,000	11,008
BRL	19,700,000	GSBU	01/03/24	USD	4,060,767	(5,267)
BRL	2,121,134	JPMC	01/03/24	USD	435,000	1,663
BRL	3,202,638	JPMC	01/03/24	USD	654,000	5,305
BRL	9,200,000	JPMC	01/03/24	USD	1,891,059	2,881
BRL	21,638,921	JPMC	04/02/24	USD	4,399,049	18,972
BRL	28,912,363	JPMC	04/02/24	USD	5,929,890	(26,849)
CAD	1,492,000	BNP	01/09/24	USD	1,128,659	(2,536)
CAD	12,386,000	BNP	01/09/24	USD	9,104,989	243,641
CNY	533,092	BNP	02/16/24	USD	75,094	397
CNY	568,893	BNP	02/16/24	USD	80,156	405
IDR	42,333,809,109	BNP	03/20/24	USD	2,746,577	511
IDR	17,485,626,528	GSBU	03/20/24	USD	1,138,832	(4,170)
IDR	41,022,271,252	GSBU	03/20/24	USD	2,662,228	(248)
INR	1,231,488,491	JPMC	02/29/24	USD	14,741,127	29,571
JPY	233,900,000	BBP	01/09/24	USD	1,626,849	33,062
MXN	7,744,000	GSBU	01/31/24	USD	444,455	9,556
MXN	110,751,000	GSBU	01/31/24	USD	6,397,995	95,054
MXN	130,252,000	JPMC	01/31/24	USD	7,595,434	40,909
MYR	1,437,265	GSBU	01/17/24	USD	307,963	5,114
THB	647,952,570	JPMC	03/20/24	USD	18,726,682	382,923
TRY	1,203,000	GSBU	01/02/24	USD	40,748	75
TRY	36,904,144	BBP	01/12/24	USD	1,242,141	(637)
TRY	5,041,496	BBP	01/17/24	USD	168,883	(74)
TRY	1,244,213	GSBU	02/08/24	USD	40,710	107
TRY	12,843,899	BBP	02/12/24	USD	421,483	(1,693)
TRY	57,314,945	JPMC	02/13/24	USD	1,877,701	(6,150)
TRY	105,329,395	BBP	03/05/24	USD	3,334,000	39,716
TRY	53,088,369	BBP	03/15/24	USD	1,700,406	(16,298)
TRY	12,987,726	GSBU	03/20/24	USD	413,991	(3,953)

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2023

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
TRY	20,227,468	GSBU	03/21/24	USD	643,572	$(5,576)
TRY	25,957,207	BBP	03/22/24	USD	826,610	(8,672)
TRY	16,340,279	BBP	03/27/24	USD	517,638	(5,182)
TRY	25,044,188	BBP	03/27/24	USD	794,146	(8,722)
TRY	5,462,405	BBP	03/29/24	USD	172,626	(1,641)
TRY	16,387,245	BBP	03/29/24	USD	517,879	(4,923)
TRY	45,241,139	BBP	04/08/24	USD	1,417,329	(15,004)
TRY	14,350,789	BBP	04/09/24	USD	449,868	(5,486)
TRY	30,990,897	BBP	04/09/24	USD	971,334	(11,680)
TRY	19,232,649	BBP	04/24/24	USD	595,604	(8,854)
TRY	57,002,496	BBP	04/24/24	USD	1,759,825	(20,793)
TRY	9,717,149	BBP	04/26/24	USD	299,912	(4,044)
TRY	14,577,973	BBP	04/26/24	USD	449,868	(5,998)
TRY	35,262,699	BBP	04/26/24	USD	1,088,859	(15,181)
TWD	158,462,902	BNP	03/20/24	USD	5,036,004	174,883
TWD	184,749,219	BNP	03/20/24	USD	5,845,939	229,346
ZAR	21,822,240	BNP	01/17/24	USD	1,188,185	3,391

Contracts to Deliver
BRL	36,000,000	GSBU	01/03/24	USD	7,105,679	(305,388)
BRL	185,044	GSBU	01/03/24	USD	38,345	252
BRL	28,623,578	JPMC	01/03/24	USD	5,929,890	37,355
BRL	21,418,968	JPMC	01/03/24	USD	4,399,049	(10,324)
BRL	20,900,000	GSBU	07/02/24	USD	4,219,580	(7,435)
BRL	9,200,000	JPMC	07/02/24	USD	1,851,926	(8,769)
CAD	6,883,226	GSBU	01/09/24	USD	5,065,088	(130,192)
CAD	10,811,789	UBSA	01/09/24	USD	7,970,721	(189,736)
DKK	3,525,610	BNP	01/09/24	USD	520,044	(2,215)
DKK	4,670,729	GSBU	01/09/24	USD	688,985	(2,903)
EUR	4,262,000	BNP	01/09/24	USD	4,655,316	(50,804)
EUR	1,227,000	BNP	01/09/24	USD	1,325,838	(29,021)
EUR	3,490,000	GSBU	01/09/24	USD	3,832,490	(21,184)
EUR	117,472,724	UBSA	01/09/24	USD	129,215,767	(498,169)
GBP	15,605,330	BNP	01/09/24	USD	19,794,277	(97,715)
GBP	72,595,541	UBSA	01/09/24	USD	91,888,169	(648,797)
GBP	14,979,129	UBSA	01/09/24	USD	18,940,210	(153,568)
IDR	48,632,766,038	CBNA	03/20/24	USD	3,154,367	(1,467)
IDR	39,916,901,501	JPMC	03/20/24	USD	2,585,459	(4,793)
JPY	540,848,025	BNP	01/09/24	USD	3,688,794	(149,426)
JPY	365,000,000	BNP	01/09/24	USD	2,530,419	(59,866)
JPY	417,800,000	GSBU	01/09/24	USD	2,922,623	(42,366)
KRW	162,523,935	JPMC	06/20/24	USD	124,325	(3,074)
MXN	7,294,000	BBP	01/31/24	USD	398,374	(29,255)
MXN	4,442,000	BBP	01/31/24	USD	252,112	(8,311)
MXN	66,072,080	CBNA	01/31/24	USD	3,747,611	(126,027)
MXN	36,563,000	CBNA	01/31/24	USD	2,085,560	(58,035)
MXN	34,911,142	CBNA	01/31/24	USD	1,900,483	(146,268)
MXN	74,611	CBNA	01/31/24	USD	4,246	(128)
MXN	12,121,000	DBAG	01/31/24	USD	699,645	(10,979)
MXN	346,343,493	GSBU	01/31/24	USD	19,744,415	(560,822)
MXN	3,893,000	GSBU	01/31/24	USD	215,159	(13,078)
MXN	16,942,282	UBSA	01/31/24	USD	957,036	(36,247)
NZD	3,663,000	BBP	01/09/24	USD	2,253,461	(62,118)
PEN	8,601,016	CBNA	03/20/24	USD	2,284,709	(34,793)
SGD	20,015,363	DBAG	03/20/24	USD	15,120,770	(98,874)
THB	196,630	BBP	03/20/24	USD	5,674	(125)

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2023

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
TWD	48,231,098	BNP	02/29/24	USD	1,510,810	$(71,519)
TWD	47,960,930	BNP	02/29/24	USD	1,515,449	(58,017)
TWD	247,320,915	JPMC	03/20/24	USD	7,954,743	(178,147)
ZAR	245,371,060	BNP	01/19/24	USD	13,235,851	(160,077)
ZAR	155,610,494	UBSA	01/19/24	USD	8,151,884	(343,604)

Net Unrealized Depreciation						$(1,563,239)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
3 Month SOFR Futures	03/19/24	1,268	USD	300,016,725	$(6,344,960)
3 Month SOFR Futures	09/17/24	1,667	USD	397,933,738	2,685,737
Canada Government Bond 10 Year Futures	03/19/24	348	CAD	43,214,640	1,040,445
Euro-Bobl Futures	03/07/24	165	EUR	19,681,200	352,305
U.S. Treasury Note 2 Year Futures	03/28/24	158	USD	32,534,422	339,329
U.S. Treasury Ultra Long Bond Futures	03/19/24	109	USD	14,561,719	1,400,821

Futures Contracts—Short
3 Month SOFR Futures	12/17/24	(1,667)	USD	(399,684,088)	(3,193,413)
Euro-Bund Futures	03/07/24	(154)	EUR	(21,131,880)	(704,859)
Japanese Government 10 Year Bond Futures	03/13/24	(85)	JPY	(12,470,350,000)	(718,393)
U.S. Treasury Note 10 Year Futures	03/19/24	(531)	USD	(59,944,922)	(1,884,145)
U.S. Treasury Note 5 Year Futures	03/28/24	(1,144)	USD	(124,436,813)	(2,798,059)
U.S. Treasury Note Ultra 10 Year Futures	03/19/24	(2,219)	USD	(261,876,672)	(10,019,175)

Net Unrealized Depreciation					$(19,844,367)

Purchased Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount	Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
USD Call/GBP Put	USD	1.200	GSBU	09/26/24	10,100,000	GBP 10,100,000	$333,204	$109,558	$(223,646)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 10 Yr. IRS	3.636%	MSCS	12M SOFR	Pay	10/07/24	35,700,000	USD	35,700,000	$642,600	$1,608,058	$965,458
Put - OTC - 1 Yr. IRS	5.050%	BNP	12M SOFR	Receive	05/28/24	49,800,000	USD	49,800,000	57,270	12,749	(44,521)
Put - OTC - 1 Yr. IRS	4.975%	GSBU	12M SOFR	Receive	05/29/24	49,800,000	USD	49,800,000	54,780	15,964	(38,816)

Totals									$754,650	$1,636,771	$882,121

Written Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
USD Call/GBP Put	USD	1.100	GSBU	09/26/24	(20,200,000)	GBP	(20,200,000)	$(207,041)	$(46,115)	$160,926

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2023

Written Options—(Continued)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 1 Yr. IRS	2.697%	GSBU	12M SOFR	Receive	04/02/24	(34,500,000)	USD	(34,500,000)	$(270,609)	$(8,809)	$261,800
Call - OTC - 10 Yr. IRS	3.205%	JPMC	12M SOFR	Receive	01/22/24	(1,800,000)	USD	(1,800,000)	(7,380)	(4,400)	2,980
Call - OTC - 10 Yr. IRS	3.285%	GSBU	12M SOFR	Receive	01/19/24	(1,700,000)	USD	(1,700,000)	(7,098)	(5,706)	1,392
Call - OTC - 10 Yr. IRS	3.215%	GSBU	12M SOFR	Receive	01/22/24	(3,300,000)	USD	(3,300,000)	(13,365)	(8,562)	4,803
Call - OTC - 10 Yr. IRS	3.235%	CBNA	12M SOFR	Receive	01/22/24	(3,400,000)	USD	(3,400,000)	(13,940)	(9,925)	4,015
Call - OTC - 10 Yr. IRS	3.475%	MSCS	12M SOFR	Receive	01/08/24	(1,700,000)	USD	(1,700,000)	(7,990)	(10,441)	(2,451)
Call - OTC - 10 Yr. IRS	3.494%	BNP	12M SOFR	Receive	01/08/24	(1,700,000)	USD	(1,700,000)	(7,799)	(11,853)	(4,054)
Call - OTC - 10 Yr. IRS	3.455%	MSCS	12M SOFR	Receive	01/08/24	(3,500,000)	USD	(3,500,000)	(16,975)	(18,688)	(1,713)
Call - OTC - 10 Yr. IRS	3.560%	GSBU	12M SOFR	Receive	01/05/24	(3,300,000)	USD	(3,300,000)	(16,912)	(31,165)	(14,253)
Call - OTC - 10 Yr. IRS	3.594%	GSBU	12M SOFR	Receive	01/05/24	(3,300,000)	USD	(3,300,000)	(16,500)	(38,205)	(21,705)
Call - OTC - 10 Yr. IRS	3.648%	GSBU	12M SOFR	Receive	01/04/24	(3,300,000)	USD	(3,300,000)	(15,016)	(49,696)	(34,680)
Call - OTC - 10 Yr. IRS	3.670%	MSCS	12M SOFR	Receive	01/04/24	(3,500,000)	USD	(3,500,000)	(16,450)	(58,666)	(42,216)
Call - OTC - 2 Yr. IRS	3.195%	GSBU	12M SOFR	Receive	05/29/24	(24,900,000)	USD	(24,900,000)	(54,780)	(90,890)	(36,110)
Call - OTC - 2 Yr. IRS	3.350%	BNP	12M SOFR	Receive	05/28/24	(24,900,000)	USD	(24,900,000)	(57,270)	(111,871)	(54,601)
Call - OTC - 10 Yr. IRS	2.310%	CBNA	6M EURIBOR	Receive	01/18/24	(1,500,000)	EUR	(1,500,000)	(5,905)	(4,390)	1,515
Call - OTC - 10 Yr. IRS	2.330%	MSCS	6M EURIBOR	Receive	01/15/24	(2,400,000)	EUR	(2,400,000)	(10,157)	(6,642)	3,515
Call - OTC - 10 Yr. IRS	2.490%	JPMC	6M EURIBOR	Receive	01/12/24	(2,400,000)	EUR	(2,400,000)	(9,555)	(18,276)	(8,721)
Call - OTC - 10 Yr. IRS	2.590%	CBNA	6M EURIBOR	Receive	01/05/24	(2,400,000)	EUR	(2,400,000)	(8,866)	(27,721)	(18,855)
Call - OTC - 10 Yr. IRS	2.650%	JPMC	6M EURIBOR	Receive	01/04/24	(3,200,000)	EUR	(3,200,000)	(11,663)	(51,799)	(40,136)
Call - OTC - 5 Yr. IRS	2.440%	GSI	6M EURIBOR	Receive	01/08/24	(3,800,000)	EUR	(3,800,000)	(8,691)	(15,069)	(6,378)
Put - OTC - 1 Yr. IRS	2.697%	GSBU	12M SOFR	Pay	04/02/24	(34,500,000)	USD	(34,500,000)	(270,610)	(547,002)	(276,392)
Put - OTC - 10 Yr. IRS	4.120%	MSCS	12M SOFR	Pay	01/04/24	(3,500,000)	USD	(3,500,000)	(16,449)	—	16,449
Put - OTC - 10 Yr. IRS	4.044%	GSBU	12M SOFR	Pay	01/05/24	(3,300,000)	USD	(3,300,000)	(16,500)	(3)	16,497
Put - OTC - 10 Yr. IRS	4.010%	GSBU	12M SOFR	Pay	01/05/24	(3,300,000)	USD	(3,300,000)	(16,912)	(5)	16,907
Put - OTC - 10 Yr. IRS	3.994%	BNP	12M SOFR	Pay	01/08/24	(1,700,000)	USD	(1,700,000)	(7,799)	(29)	7,770
Put - OTC - 10 Yr. IRS	3.975%	MSCS	12M SOFR	Pay	01/08/24	(1,700,000)	USD	(1,700,000)	(7,990)	(39)	7,951
Put - OTC - 10 Yr. IRS	3.955%	MSCS	12M SOFR	Pay	01/08/24	(3,500,000)	USD	(3,500,000)	(16,975)	(108)	16,867
Put - OTC - 10 Yr. IRS	3.735%	GSBU	12M SOFR	Pay	01/19/24	(1,700,000)	USD	(1,700,000)	(7,097)	(3,231)	3,866
Put - OTC - 10 Yr. IRS	3.655%	JPMC	12M SOFR	Pay	01/22/24	(1,800,000)	USD	(1,800,000)	(7,380)	(6,608)	772
Put - OTC - 10 Yr. IRS	3.685%	CBNA	12M SOFR	Pay	01/22/24	(3,400,000)	USD	(3,400,000)	(13,940)	(10,506)	3,434
Put - OTC - 10 Yr. IRS	3.665%	GSBU	12M SOFR	Pay	01/22/24	(3,300,000)	USD	(3,300,000)	(13,365)	(11,446)	1,919
Put - OTC - 10 Yr. IRS	3.030%	JPMC	6M EURIBOR	Pay	01/04/24	(3,200,000)	EUR	(3,200,000)	(11,663)	(1)	11,662
Put - OTC - 10 Yr. IRS	2.960%	CBNA	6M EURIBOR	Pay	01/05/24	(2,400,000)	EUR	(2,400,000)	(8,866)	(10)	8,856
Put - OTC - 10 Yr. IRS	2.890%	JPMC	6M EURIBOR	Pay	01/12/24	(2,400,000)	EUR	(2,400,000)	(9,556)	(543)	9,013
Put - OTC - 10 Yr. IRS	2.740%	MSCS	6M EURIBOR	Pay	01/15/24	(2,400,000)	EUR	(2,400,000)	(10,156)	(3,316)	6,840
Put - OTC - 10 Yr. IRS	2.700%	CBNA	6M EURIBOR	Pay	01/18/24	(1,500,000)	EUR	(1,500,000)	(5,905)	(3,516)	2,389
Put - OTC - 5 Yr. IRS	2.860%	GSI	6M EURIBOR	Pay	01/08/24	(3,800,000)	EUR	(3,800,000)	(8,691)	(119)	8,572

Totals									$(1,026,775)	$(1,169,256)	$(142,481)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M SOFR	Annually	1.783%	Annually	04/22/27	USD	22,900,000	$(1,360,061)	$—	$(1,360,061)
Pay	12M SOFR	Annually	2.150%	Annually	06/15/27	USD	50,200,000	(2,476,125)	—	(2,476,125)
Pay	12M SOFR	Annually	3.050%	Annually	09/08/29	USD	7,300,000	(170,183)	—	(170,183)
Pay	12M SOFR	Annually	3.650%	Annually	11/22/24	USD	15,600,000	(167,600)	—	(167,600)
Pay	1M TIIE	Monthly	8.865%	Monthly	11/24/28	MXN	39,300,000	27,399	—	27,399
Pay	1M TIIE	Monthly	8.945%	Monthly	11/22/28	MXN	109,000,000	96,253	—	96,253
Pay	3M NZDBB	Quarterly	3.750%	Semi-Annually	06/15/27	NZD	41,800,000	(417,217)	(412,527)	(4,690)
Pay	3M NZDBB	Quarterly	4.000%	Semi-Annually	06/14/24	NZD	112,100,000	(501,667)	(99,148)	(402,519)

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2023

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M NZDBB	Quarterly	4.250%	Semi-Annually	12/21/27	NZD	2,900,000	$5,051	$1,553	$3,498
Pay	6M BBSW	Semi-Annually	4.500%	Semi-Annually	09/20/33	AUD	22,600,000	412,983	(270,442)	683,425
Pay	6M BBSW	Semi-Annually	4.500%	Semi-Annually	03/20/34	AUD	11,800,000	209,138	(331,300)	540,438
Pay	6M CDOR	Semi-Annually	3.750%	Semi-Annually	09/20/25	CAD	175,000,000	(548,436)	(2,250,247)	1,701,811
Pay	6M CDOR	Semi-Annually	4.000%	Semi-Annually	06/21/25	CAD	270,000,000	(444,434)	(2,294,666)	1,850,232
Pay	6M CDOR	Semi-Annually	4.750%	Semi-Annually	07/14/25	CAD	58,100,000	411,582	—	411,582
Pay	6M CDOR	Semi-Annually	4.820%	Semi-Annually	07/13/25	CAD	23,300,000	183,217	—	183,217
Pay	6M EURIBOR	Annually	0.550%	Annually	08/10/24	EUR	5,000,000	(108,269)	—	(108,269)
Pay	6M EURIBOR	Annually	0.650%	Annually	04/12/27	EUR	27,000,000	(1,748,664)	—	(1,748,664)
Pay	6M EURIBOR	Annually	1.000%	Annually	05/13/27	EUR	23,700,000	(1,276,999)	(1,331)	(1,275,668)
Pay	6M EURIBOR	Annually	1.000%	Annually	05/18/27	EUR	9,200,000	(498,244)	(296,507)	(201,737)
Pay	6M EURIBOR	Annually	1.580%	Annually	05/24/24	EUR	265,900,000	(2,980,814)	(100,797)	(2,880,017)
Pay	6M EURIBOR	Annually	2.547%	Annually	03/09/33	EUR	7,100,000	47,522	—	47,522
Pay	6M EURIBOR	Annually	3.000%	Annually	03/20/34	EUR	23,100,000	1,219,549	(227,200)	1,446,749
Pay	6M TONA	Semi-Annually	0.380%	Semi-Annually	06/18/28	JPY	8,640,000,000	(280,059)	1,556,988	(1,837,047)
Pay	12M TONA	Annually	0.000%	Annually	03/17/24	JPY	10,670,000,000	1,960	33,992	(32,032)
Receive	12M SOFR	Annually	1.750%	Annually	06/15/32	USD	57,000,000	7,060,085	7,434,751	(374,666)
Receive	12M SOFR	Annually	1.750%	Annually	12/21/52	USD	62,900,000	18,002,940	11,342,191	6,660,749
Receive	12M SOFR	Annually	3.500%	Annually	09/20/25	USD	111,800,000	1,383,044	1,990,821	(607,777)
Receive	12M SOFR	Annually	3.684%	Annually	01/03/34	USD	1,600,000	(29,574)	—	(29,574)
Receive	12M SOFR	Annually	3.750%	Annually	06/21/25	USD	177,900,000	1,695,458	2,334,959	(639,501)
Receive	12M SOFR	Annually	3.854%	Annually	12/29/33	USD	3,300,000	(107,237)	—	(107,237)
Receive	12M SOFR	Annually	3.950%	Annually	12/19/33	USD	3,500,000	(141,564)	—	(141,564)
Receive	12M SOFR	Annually	4.250%	Annually	11/22/33	USD	3,300,000	(214,887)	—	(214,887)
Receive	12M SOFR	Annually	4.600%	Annually	07/17/25	USD	25,500,000	(84,908)	(2,587)	(82,321)
Receive	12M SOFR	Annually	5.150%	Annually	09/13/24	USD	1,000,000	(437)	910	(1,347)
Receive	12M SOFR	Annually	5.388%	Annually	10/18/24	USD	69,500,000	(219,266)	—	(219,266)
Receive	6M CDOR	Semi-Annually	3.500%	Semi-Annually	06/01/32	CAD	31,900,000	(870,572)	(124,361)	(746,211)
Receive	6M CDOR	Semi-Annually	3.750%	Semi-Annually	12/20/33	CAD	10,900,000	(468,994)	(40,955)	(428,039)
Receive	6M EURIBOR	Annually	2.750%	Annually	03/20/54	EUR	29,900,000	(3,108,585)	1,140,725	(4,249,310)
Receive	6M EURIBOR	Annually	2.890%	Annually	12/22/33	EUR	3,100,000	(118,353)	—	(118,353)
Receive	6M EURIBOR	Annually	2.920%	Annually	12/13/28	EUR	4,600,000	(111,689)	—	(111,689)
Receive	6M EURIBOR	Annually	3.128%	Annually	12/04/33	EUR	1,600,000	(97,193)	—	(97,193)
Receive	6M EURIBOR	Annually	3.255%	Annually	11/22/28	EUR	1,800,000	(72,828)	—	(72,828)
Receive	6M EURIBOR	Annually	3.305%	Annually	11/27/33	EUR	2,500,000	(194,124)	—	(194,124)
Receive	6M TONA	Semi-Annually	0.785%	Semi-Annually	11/12/38	JPY	870,000,000	328,458	(588,469)	916,927
Receive	6M TONA	Semi-Annually	0.800%	Semi-Annually	10/22/38	JPY	570,000,000	204,380	(393,093)	597,473
Receive	12M TONA	Annually	0.500%	Annually	03/15/42	JPY	3,296,900,000	2,943,362	831,092	2,112,270
Receive	12M TONA	Annually	0.662%	Annually	04/19/42	JPY	285,000,000	202,049	—	202,049
Receive	12M TONA	Annually	0.800%	Annually	06/15/52	JPY	5,040,000,000	5,378,728	31,737	5,346,991

Totals								$20,994,175	$19,266,089	$1,728,086

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023 (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.35.V1	(5.000%)	Quarterly	12/20/25	1.915%	USD	3,977,000	$(228,224)	$(24,856)	$(203,368)
CDX.NA.HY.36.V1	(5.000%)	Quarterly	06/20/26	2.218%	USD	7,566,000	(480,312)	(120,738)	(359,574)

Totals							$(708,536)	$(145,594)	$(562,942)

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2023

Centrally Cleared Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2023(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
AES Corp. 1.375%, due 01/15/26	5.000%	Quarterly	12/20/28	1.174%	USD	3,800,000	$635,512	$451,816	$183,696
AT&T, Inc. 3.800%, due 02/15/27	1.000%	Quarterly	06/20/28	0.743%	USD	21,100,000	219,672	(110,379)	330,051
Boeing Co. 2.600%, due 10/30/25	1.000%	Quarterly	12/20/27	0.515%	USD	3,400,000	60,347	(114,628)	174,975
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	06/20/24	0.143%	USD	2,900,000	11,785	5,436	6,349
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	06/20/26	0.277%	USD	4,700,000	80,112	24,330	55,782
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	12/20/26	0.312%	USD	500,000	9,660	3,288	6,372
Rolls Royce PLC 2.125%, due 06/18/21	1.000%	Quarterly	06/20/24	0.211%	EUR	6,200,000	25,742	(84,594)	110,336
Rolls Royce PLC 2.125%, due 06/18/21	1.000%	Quarterly	12/20/24	0.369%	EUR	5,000,000	33,743	(126,198)	159,941
T-Mobile USA, Inc. 4.750%, due 02/01/28	5.000%	Quarterly	06/20/28	0.564%	USD	7,000,000	1,263,731	1,078,818	184,913
Verizon Communications, Inc. 4.125%, due 03/16/27	1.000%	Quarterly	12/20/24	0.450%	USD	5,700,000	30,045	15,041	15,004
Verizon Communications, Inc. 4.125%, due 03/16/27	1.000%	Quarterly	12/20/27	0.650%	USD	500,000	6,371	(6,844)	13,215
Verizon Communications, Inc. 4.125%, due 03/16/27	1.000%	Quarterly	06/20/28	0.694%	USD	4,900,000	60,785	3,374	57,411
Verizon Communications, Inc. 4.125%, due 03/16/27	1.000%	Quarterly	12/20/28	0.738%	USD	1,200,000	13,989	(2,822)	16,811

Totals							$2,451,494	$1,136,638	$1,314,856

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2023(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Banco do Brasil S.A. 4.625%, due 01/15/25	1.000%	Quarterly	12/20/24	JPMC	1.754%	USD	4,000,000	$(28,676)	$(47,713)	$19,037
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	12/20/26	BBP	0.769%	USD	2,400,000	15,491	(67,324)	82,815
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	12/20/26	CBNA	0.769%	USD	1,700,000	10,973	(50,774)	61,747
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	12/20/26	JPMC	0.769%	USD	3,200,000	20,655	(49,319)	69,974
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	06/20/27	BNP	0.990%	USD	2,400,000	810	(76,157)	76,967
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	06/20/27	CBNA	0.990%	USD	400,000	135	(9,594)	9,729
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	06/20/27	GSI	0.990%	USD	3,200,000	1,080	(78,369)	79,449
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	06/20/27	JPMC	0.990%	USD	1,300,000	439	(33,289)	33,728
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	12/20/27	BNP	1.154%	USD	500,000	(2,809)	(34,002)	31,193
Colombia Government International Bond 10.375%, due 01/28/33	1.000%	Quarterly	12/20/27	GSI	1.154%	USD	1,400,000	(7,867)	(95,185)	87,318
Republic of South Africa 5.500%, due 03/09/20	1.000%	Quarterly	06/20/24	GSI	0.313%	USD	14,280,000	46,477	(53,272)	99,749
Republic of South Africa 5.875%, due 09/16/25	1.000%	Quarterly	12/20/26	CBNA	1.239%	USD	3,100,000	(20,586)	(90,551)	69,965
Republic of South Africa 5.875%, due 09/16/25	1.000%	Quarterly	12/20/26	MSCS	1.239%	USD	36,100,000	(239,719)	(1,040,038)	800,319

Totals								$(203,597)	$(1,725,587)	$1,521,990

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2023

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount	Market Value	Upfront Premium Paid	Unrealized Appreciation/ (Depreciation)(1)
Receive	12M FEDL	Monthly	06/28/24	JPMC	iShares iBoxx $ Investment Grade Corporate Bond ETF	USD 132,792,000	$—	$—	$—

(a)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(c)

The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

(d)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)	There was no upfront premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank PLC
(BNP)—	BNP Paribas SA
(CBNA)—	Citibank NA
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank NA
(MSCS)—	Morgan Stanley Capital Services LLC
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CNY)—	Chinese Yuan
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NZD)—	New Zealand Dollar
(PEN)—	Peruvian Nuevo Sol
(SGD)—	Singapore Dollar
(THB)—	Thai Baht
(TRY)—	Turkish Lira
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(BBSW)—	Australian Bank Bill Swap Rate
(CDOR)—	Canadian Dollar Overnight Repo Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(ECOFC)—	Enterprise 11th District COFI Replacement Index
(EURIBOR)—	Euro InterBank Offered Rate
(FEDL)	Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(NZDBB)—	New Zealand Dollar Bank Bill Index
(RFUCCT)—	Refinitiv USD IBOR Consumer Cash Fallbacks Term
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(SONIA)—	Sterling Overnight Index Average Deposit Rate
(TIIE)—	Mexican Interbank Equilibrium Interest Rate
(TONA)—	Tokyo Overnight Average Rate
(TSFR)—	Term Secured Overnight Financing Rate
(UKG)—	U.K. Government Bond

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(DAC)—	Designated Activity Company
(ETF)—	Exchange-Traded Fund
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$3,020,595,331	$—	$3,020,595,331
Total Corporate Bonds & Notes*	—	1,387,818,291	—	1,387,818,291
Total Mortgage-Backed Securities*	—	586,018,006	—	586,018,006
Total Asset-Backed Securities*	—	583,664,582	—	583,664,582
Total Foreign Government*	—	133,524,753	—	133,524,753
Total Municipals*	—	37,744,983	—	37,744,983
Total Floating Rate Loan*	—	—	6,082,691	6,082,691
Total Short-Term Investments*	—	55,250,382	—	55,250,382
Purchased Options
Foreign Currency Options at Value	—	109,558	—	109,558
Interest Rate Swaptions at Value	—	1,636,771	—	1,636,771
Total Purchased Options	—	1,746,329	—	1,746,329
Total Investments	$—	$5,806,362,657	$6,082,691	$5,812,445,348

Reverse Repurchase Agreements (Liability)	$—	$(175,007,375)	$—	$(175,007,375)
TBA Forward Sales Commitments (Liability)	$—	$(15,789,813)	$—	$(15,789,813)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$3,040,028	$—	$3,040,028
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(4,603,267)	—	(4,603,267)
Total Forward Contracts	$—	$(1,563,239)	$—	$(1,563,239)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$5,818,637	$—	$—	$5,818,637
Futures Contracts (Unrealized Depreciation)	(25,663,004)	—	—	(25,663,004)
Total Futures Contracts	$(19,844,367)	$—	$—	$(19,844,367)
Written Options
Foreign Currency Options at Value	$—	$(46,115)	$—	$(46,115)
Interest Rate Swaptions at Value	—	(1,169,256)	—	(1,169,256)
Total Written Options	$—	$(1,215,371)	$—	$(1,215,371)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$24,143,441	$—	$24,143,441
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(21,663,441)	—	(21,663,441)
Total Centrally Cleared Swap Contracts	$—	$2,480,000	$—	$2,480,000
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$96,060	$—	$96,060
OTC Swap Contracts at Value (Liabilities)	—	(299,657)	—	(299,657)
Total OTC Swap Contracts	$—	$(203,597)	$—	$(203,597)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.

During the year ended December 31, 2023, transfers into Level 3 in the amount of $6,834,819 were due to the cessation of a broker providing prices based on market indications which resulted in a lack of significant observable inputs.

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a)	$5,812,445,348
Cash	311,540
Cash denominated in foreign currencies (b)	7,211,950
Cash collateral (c)	12,497,000
OTC swap contracts at market value (d)	96,060
Unrealized appreciation on forward foreign currency exchange contracts	3,040,028
Receivable for:
TBA securities sold (e)	2,230,349,477
Premiums on written options	541,219
Fund shares sold	1,072,684
Interest	31,029,860
Variation margin on futures contracts	1,582,328
Interest on OTC swap contracts	342,106
Variation margin on centrally cleared swap contracts	4,184,762
Prepaid expenses	14,662

Total Assets	8,104,719,024
Liabilities
Written options at value (f)	1,215,371
TBA Forward sales commitments, at value	15,789,813
Reverse repurchase agreements	175,007,375
OTC swap contracts at market value (g)	299,657
Cash collateral (h)	76,985,000
Unrealized depreciation on forward foreign currency exchange contracts	4,603,267
Payables for:
Investments purchased	16,584,021
TBA securities purchased (e)	3,866,415,352
Fund shares redeemed	636,860
Interest on reverse repurchase agreements	415,609
Interest on forward sales commitments	537
Accrued Expenses:
Management fees	1,487,503
Distribution and service fees	430,221
Deferred trustees’ fees	180,033
Other expenses	407,388

Total Liabilities	4,160,458,007

Net Assets	$3,944,261,017

Net Assets Consist of:
Paid in surplus	$4,595,932,780
Distributable earnings (Accumulated losses)	(651,671,763)

Net Assets	$3,944,261,017

Net Assets
Class A	$1,886,088,480
Class B	2,038,368,681
Class E	19,803,856
Capital Shares Outstanding*
Class A	190,068,337
Class B	209,751,935
Class E	2,011,128
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.92
Class B	9.72
Class E	9.85

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $6,105,166,569.
(b)	Identified cost of cash denominated in foreign currencies was $7,146,247.
(c)	Includes collateral of $3,651,000 for futures contracts and $8,846,000 for centrally cleared swap contracts.
(d)	Net premium received on OTC swap contracts was $418,098.
(e)	Included within TBA securities sold is $30,791,793 related to TBA forward sale commitments and included within TBA securities purchased is $15,584,750 related to TBA forward sale commitments.
(f)	Premiums received on written options were $1,233,816.
(g)	Net premium received on OTC swap contracts was $1,307,489.
(h)	Includes collateral of $1,730,000 for OTC swap contracts, OTC option contracts and forward foreign currency exchange contracts and $75,255,000 for TBA securities.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Interest	$174,463,139

Total investment income	174,463,139
Expenses
Management fees	18,802,558
Administration fees	171,553
Custodian and accounting fees	499,579
Distribution and service fees—Class B	5,062,501
Distribution and service fees—Class E	29,377
Interest expense	2,469,337
Audit and tax services	129,805
Legal	44,787
Trustees’ fees and expenses	46,220
Shareholder reporting	133,174
Insurance	37,054
Miscellaneous	49,620

Total expenses	27,475,565
Less management fee waiver	(1,284,651)

Net expenses	26,190,914

Net Investment Income	148,272,225

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(106,480,683)
Purchased options	867,760
Futures contracts	19,770,020
Written options	1,851,301
Swap contracts	(33,541,136)
Foreign currency transactions	2,337,664
Forward foreign currency transactions	(18,561,980)

Net realized gain (loss)	(133,757,054)

Net change in unrealized appreciation (depreciation) on:
Investments	203,423,825
Purchased options	539,585
Futures contracts	(34,469,217)
Written options	4,100,648
Swap contracts	35,713,392
Foreign currency transactions	(107,514)
Forward foreign currency transactions	6,505,017

Net change in unrealized appreciation (depreciation)	215,705,736

Net realized and unrealized gain (loss)	81,948,682

Net Increase (Decrease) in Net Assets From Operations	$230,220,907

See accompanying notes to financial statements.

BHFTI-28

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$148,272,225	$114,150,204
Net realized gain (loss)	(133,757,054)	(227,330,148)
Net change in unrealized appreciation (depreciation)	215,705,736	(617,929,235)

Increase (decrease) in net assets from operations	230,220,907	(731,109,179)

From Distributions to Shareholders
Class A	(57,943,724)	(66,219,580)
Class B	(58,680,150)	(67,116,890)
Class E	(582,446)	(627,519)

Total distributions	(117,206,320)	(133,963,989)

Increase (decrease) in net assets from capital share transactions	(83,752,115)	(523,548,780)

Total increase (decrease) in net assets	29,262,472	(1,388,621,948)

Net Assets
Beginning of period	3,914,998,545	5,303,620,493

End of period	$3,944,261,017	$3,914,998,545

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	5,350,296	$51,947,225	783,465	$8,063,608
Reinvestments	6,086,526	57,943,724	6,729,632	66,219,580
Redemptions	(14,075,210)	(135,158,654)	(28,749,544)	(295,964,474)

Net increase (decrease)	(2,638,388)	$(25,267,705)	(21,236,447)	$(221,681,286)

Class B
Sales	9,087,214	$85,828,800	5,350,884	$53,955,648
Reinvestments	6,282,671	58,680,150	6,955,118	67,116,890
Redemptions	(21,545,328)	(202,790,469)	(36,740,156)	(372,231,128)

Net increase (decrease)	(6,175,443)	$(58,281,519)	(24,434,154)	$(251,158,590)

Class E
Sales	180,902	$1,752,223	33,221	$334,828
Reinvestments	61,569	582,446	64,229	627,519
Redemptions	(265,811)	(2,537,560)	(4,768,591)	(51,671,251)

Net increase (decrease)	(23,340)	$(202,891)	(4,671,141)	$(50,708,904)

Increase (decrease) derived from capital shares transactions		$(83,752,115)		$(523,548,780)

See accompanying notes to financial statements.

BHFTI-29

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.64	$11.63	$12.53	$12.00	$11.39

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.38	0.28	0.25	0.29	0.35
Net realized and unrealized gain (loss)	0.21	(1.94)	(0.39)	0.75	0.63

Total income (loss) from investment operations	0.59	(1.66)	(0.14)	1.04	0.98

Less Distributions
Distributions from net investment income	(0.31)	(0.33)	(0.25)	(0.51)	(0.37)
Distributions from net realized capital gains	0.00	0.00	(0.51)	0.00	0.00

Total distributions	(0.31)	(0.33)	(0.76)	(0.51)	(0.37)

Net Asset Value, End of Period	$9.92	$9.64	$11.63	$12.53	$12.00

Total Return (%) (b)	6.22	(14.34)	(1.13)	8.82	8.69

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	0.52	0.50	0.59	0.86
Gross ratio of expenses to average net assets excluding interest expense (%)	0.51	0.51	0.50	0.51	0.51
Net ratio of expenses to average net assets (%) (c) (d)	0.54	0.48	0.46	0.55	0.82
Net ratio of expenses to average net assets excluding interest expense (%) (c) (d)	0.48	0.47	0.46	0.47	0.46
Ratio of net investment income (loss) to average net assets (%)	3.94	2.72	2.06	2.38	2.99
Portfolio turnover rate (%)	524 (e)	423 (e)	326 (e)	504 (e)	582 (e)
Net assets, end of period (in millions)	$1,886.1	$1,857.1	$2,488.0	$2,424.1	$2,522.9

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.44	$11.39	$12.29	$11.78	$11.18

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.35	0.25	0.21	0.26	0.32
Net realized and unrealized gain (loss)	0.21	(1.90)	(0.38)	0.73	0.62

Total income (loss) from investment operations	0.56	(1.65)	(0.17)	0.99	0.94

Less Distributions
Distributions from net investment income	(0.28)	(0.30)	(0.22)	(0.48)	(0.34)
Distributions from net realized capital gains	0.00	0.00	(0.51)	0.00	0.00

Total distributions	(0.28)	(0.30)	(0.73)	(0.48)	(0.34)

Net Asset Value, End of Period	$9.72	$9.44	$11.39	$12.29	$11.78

Total Return (%) (b)	6.05	(14.56)	(1.39)	8.51	8.46

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.77	0.75	0.84	1.11
Gross ratio of expenses to average net assets excluding interest expense (%)	0.76	0.76	0.75	0.76	0.76
Net ratio of expenses to average net assets (%) (c) (d)	0.79	0.73	0.71	0.80	1.07
Net ratio of expenses to average net assets excluding interest expense (%) (c) (d)	0.73	0.72	0.71	0.72	0.71
Ratio of net investment income (loss) to average net assets (%)	3.69	2.47	1.81	2.13	2.74
Portfolio turnover rate (%)	524 (e)	423 (e)	326 (e)	504 (e)	582 (e)
Net assets, end of period (in millions)	$2,038.4	$2,038.5	$2,738.3	$2,765.6	$2,657.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-30

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data	Class E
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.56	$11.52	$12.42	$11.90	$11.29

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.36	0.25	0.23	0.27	0.33
Net realized and unrealized gain (loss)	0.21	(1.91)	(0.39)	0.74	0.63

Total income (loss) from investment operations	0.57	(1.66)	(0.16)	1.01	0.96

Less Distributions
Distributions from net investment income	(0.28)	(0.30)	(0.23)	(0.49)	(0.35)
Distributions from net realized capital gains	0.00	0.00	(0.51)	0.00	0.00

Total distributions	(0.28)	(0.30)	(0.74)	(0.49)	(0.35)

Net Asset Value, End of Period	$9.85	$9.56	$11.52	$12.42	$11.90

Total Return (%) (b)	6.13	(14.45)	(1.30)	8.63	8.59

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	0.67	0.65	0.74	1.01
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66	0.66	0.65	0.66	0.66
Net ratio of expenses to average net assets (%) (c) (d)	0.69	0.63	0.61	0.70	0.97
Net ratio of expenses to average net assets excluding interest expense (%) (c) (d)	0.63	0.62	0.61	0.62	0.61
Ratio of net investment income (loss) to average net assets (%)	3.79	2.39	1.92	2.23	2.84
Portfolio turnover rate (%)	524 (e)	423 (e)	326 (e)	504 (e)	582 (e)
Net assets, end of period (in millions)	$19.8	$19.4	$77.2	$35.6	$35.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% each of the years ended December 31, 2023 through 2019 (see Note 6 of the Notes to Financial Statements).
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 24%, 23%, 28%, 34%, and 26% for the years ended December 31, 2023, 2022, 2021, 2020, and 2019, respectively.

See accompanying notes to financial statements.

BHFTI-31

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PIMCO Total Return Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market

BHFTI-32

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based

BHFTI-33

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be

BHFTI-34

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

BHFTI-35

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be deposited as collateral for the obligation to replace securities borrowed to effect short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $20,327,757, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it under the agreement. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2023, the Portfolio had an outstanding reverse repurchase agreement balance for 131 days. The average amount of borrowings was $71,286,900 and the annualized weighted average interest rate was 5.421% during the 131 days period.

BHFTI-36

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under a MRA on a net basis as of December 31, 2023:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged[1]	Net Amount *
Deutsche Bank Securities, Inc.	$(175,007,375)	$173,609,088	$(1,398,287)

[1]

Collateral with a value of $173,609,088 has been pledged in connection with open reverse repurchase agreements. In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.

*	Net amount represents the net amount payable due to the counterparty in the event of default.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2023, the Portfolio entered into secured borrowing transactions involving U.S. Treasury securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may also receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The cost of the secured borrowing transaction is recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2023, the Portfolio had an outstanding secured borrowing transaction balance for 96 days. For the year ended December 31, 2023, the Portfolio’s average amount of borrowings was $34,490,059 and the weighted average interest rate was 4.434 % during the 96 day period. There were no outstanding borrowings as of December 31, 2023.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Reverse Repurchase Agreement
U.S. Treasury	$—	$(175,007,375)	$—	$—	$(175,007,375)
Total Borrowings	$—	$(175,007,375)	$—	$—	$(175,007,375)
Gross amount of recognized liabilities for secured borrowing transactions					$(175,007,375)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

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Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period or on a specified date. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. When the Portfolio owns the underlying instrument, writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument. Options can also be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option on an underlying instrument that the Portfolio owns is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-floor options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

BHFTI-38

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

An Option on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolio holds cleared swaps through accounts at a clearing member. The Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying security comprising the relevant component of the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit

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Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying security comprising the relevant component of the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2023, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money market reference rates. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make

BHFTI-40

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$1,636,771
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	22,828,585	Unrealized depreciation on centrally cleared swap contracts (b) (c)	$21,100,499
	Unrealized appreciation on futures contracts (c) (d)	5,818,637	Unrealized depreciation on futures contracts (c) (d)	25,663,004
			Written options at value	1,169,256
Credit	OTC swap contracts at market value (e)	96,060	OTC swap contracts at market value (e)	299,657
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	1,314,856	Unrealized depreciation on centrally cleared swap contracts (b) (c)	562,942
Foreign Exchange	Investments at market value (a)	109,558
	Unrealized appreciation on forward foreign currency exchange contracts	3,040,028	Unrealized depreciation on forward foreign currency exchange contracts	4,603,267
			Written options at value	46,115

Total		$34,844,495		$53,444,740

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(e)	Excludes OTC swap interest receivable of $342,106.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank PLC	$519,616	$(234,691)	$(284,925)	$—
BNP Paribas SA	728,684	(728,684)	—	—
Citibank NA	11,108	(11,108)	—	—
Goldman Sachs Bank USA	347,080	(347,080)	—	—
Goldman Sachs International	47,557	(23,055)	—	24,502
JPMorgan Chase Bank NA	540,673	(348,409)	—	192,264
Morgan Stanley Capital Services LLC	1,608,058	(337,619)	(1,150,000)	120,439
UBS AG	1,079,641	(1,079,641)	—	—

	$4,882,417	$(3,110,287)	$(1,434,925)	$337,205

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PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank PLC	$234,691	$(234,691)	$—	$—
BNP Paribas SA	807,758	(728,684)	—	79,074
Citibank NA	443,372	(11,108)	(340,863)	91,401
Deutsche Bank AG	109,853	—	(22,528)	87,325
Goldman Sachs Bank USA	1,943,417	(347,080)	(1,241,786)	354,551
Goldman Sachs International	23,055	(23,055)	—	—
JPMorgan Chase Bank NA	348,409	(348,409)	—	—
Morgan Stanley Capital Services LLC	337,619	(337,619)	—	—
UBS AG	1,870,121	(1,079,641)	(790,480)	—

	$6,118,295	$(3,110,287)	$(2,395,657)	$612,351

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$867,760	$—	$—	$867,760
Forward foreign currency transactions	—	—	(18,561,980)	(18,561,980)
Swap contracts	(30,192,420)	(3,348,716)	—	(33,541,136)
Futures contracts	19,770,020	—	—	19,770,020
Written options	1,759,114	92,187	—	1,851,301

	$(7,795,526)	$(3,256,529)	$(18,561,980)	$(29,614,035)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$763,231	$—	$(223,646)	$539,585
Forward foreign currency transactions	—	—	6,505,017	6,505,017
Swap contracts	33,581,006	2,132,386	—	35,713,392
Futures contracts	(34,469,217)	—	—	(34,469,217)
Written options	3,950,360	(10,638)	160,926	4,100,648

	$3,825,380	$2,121,748	$6,442,297	$12,389,425

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$218,875,938
Forward foreign currency transactions	740,340,399
Futures contracts long	441,258,182
Futures contracts short	(749,095,360)
Swap contracts	1,944,016,439
Written options	(469,839,188)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local,

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Notes to Financial Statements—December 31, 2023—(Continued)

regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse- related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

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PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: LIBOR was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The full impact of the transition on the Portfolio, the financial instruments in which the Portfolio invests and financial markets more generally cannot yet be fully determined.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$26,825,650,085	$825,839,620	$26,055,047,944	$750,057,930

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2023 were as follows:

Purchases	Sales
$26,493,653,878	$25,908,823,029

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$18,802,558	0.500%	First $1.2 billion
	0.475%	Over $1.2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC (“the Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024 to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $3 billion
0.050%	Over $3 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 were $947,638 and are included in the total amount shown as management fee waiver in the Statement of Operations.

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Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $337,013 was waived in the aggregate for the year ended December 31, 2023 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$6,157,437,800

Gross unrealized appreciation	69,607,297
Gross unrealized (depreciation)	(412,190,591)

Net unrealized appreciation (depreciation)	$(342,583,294)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$117,206,320	$133,963,989	$—	$—	$117,206,320	$133,963,989

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Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$114,906,328	$—	$(342,889,272)	$(423,508,785)	$(651,491,729)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had accumulated short-term capital losses of $218,826,172 and accumulated long-term capital losses of $204,682,613.

9. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

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Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the PIMCO Total Return Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the PIMCO Total Return Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

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Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

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Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel—Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-49

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-50

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-51

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

PIMCO Total Return Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Company LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the one-year period ended October 31, 2023 and underperformed its benchmark for the three- and five-year periods ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTI-52

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-53

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Managed By Schroder Investment Management North America Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class B shares of the Schroders Global Multi-Asset Portfolio returned 15.02%. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 12.70%.

MARKET ENVIRONMENT / CONDITIONS

In the first quarter, global equities gained as growth stocks materially outperformed value stocks. Despite short-lived market turbulence surrounding the collapse of Silicon Valley Bank (“SVB”), investor optimism ultimately led U.S. stocks higher over the quarter. The U.S. Federal Reserve (the “Fed”) raised rates twice in the quarter to combat persistent inflation. Eurozone shares notched strong gains despite volatility in the banking sector. Troubled lender Credit Suisse was bought by UBS in a deal brokered by the Swiss authorities. Emerging markets (“EM”) posted positive returns over the quarter but lagged global equities. The re-opening of China’s economy led to optimism at the start of the year, but as the quarter progressed U.S.-China tensions re-escalated. After having risen mid-quarter, global government bond yields dropped at the end of the quarter in response to the collapse of SVB and commodities recorded a negative performance in the first quarter.

Global equities posted further gains in the second quarter with the advance led by developed markets, notably the U.S., while EM stocks lagged. The bulk of the gains in U.S. equities came in June after data showed inflation moderating and a deal was reached to suspend the debt ceiling in early June. The Information Technology (“IT”) sector led the stock market advance amid fervor around Artificial Intelligence (“AI”). EM equities delivered a small gain over the quarter but lagged developed markets due to U.S.-China tensions and disappointing economic growth, particularly in China. Government bond yields were on the rise again despite some divergence across countries. Most major central banks continued raising interest rates over the quarter, however the Fed signaled it was close to the peak of its hiking after its June meeting. Global high yield bonds outperformed global investment grade. Commodities recorded negative performance in the second quarter.

In the third quarter, global equity markets fell as higher interest rates, tightening liquidity and further concerns about Chinese economic growth hit investor sentiment. While investors entered the quarter optimistic about a soft landing and expecting rate hikes would soon end, the prospect of a more sustained period of higher rates sank in, leading U.S. equities to fall. Although the quarter started off strongly, EM equities ended the period in negative territory as concerns that strength in the U.S. economy would keep interest rates higher for longer, combined with ongoing weakness in the Chinese economy and concerns about the property sector, had a negative impact on risk appetite. Government bond yields posted substantial increases across most major markets during the quarter. Corporate bond markets outperformed government bonds, with spreads narrowing across both investment grade and high yield. Commodities were positive in the third quarter as energy gained due to cuts in oil production.

The year ended strongly with global equities gaining in the last two months of the fourth quarter on optimism that interest rates may have peaked, given easing inflationary pressures and the decision by the Fed to pause rate increases. U.S. shares rallied strongly on expectations of easier monetary policy; top performing sectors were IT and Real Estate. Despite pressure early in the quarter, due to rising bond yields and conflict in the Middle East, overall EM equity returns were strong, albeit behind developed market equities. The fourth quarter was marked by weaker growth, easing inflation, and shifting interest rate expectations, leading to a decline in yields across all major bond markets. Both high yield and investment grade corporate bond markets staged impressive rallies in the fourth quarter. The change in monetary policy direction was the major driver of positive bond market performance during the quarter. Commodities declined in the fourth quarter due to weaker prices for agriculture, energy, and livestock.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio aims to capture global growth opportunities while protecting against market volatility. The Portfolio combines active strategies, for longer-term strategic exposures, and passive components, to facilitate rapid implementation of thematic and tactical views in a cost-effective way. The portfolio managers seek to pre-emptively manage risk in the Portfolio’s strategic exposures through forward-looking market views, complemented by a volatility management strategy aiming to cap Portfolio volatility at 10% over 12-month periods. The Portfolio employs an interest rate overlay to improve diversification and balance the sources of risk through utilizing U.S. Treasury 10-year interest rate swaps.

The Portfolio outperformed the Dow Jones Moderate Portfolio Index over the twelve-month period ending December 31, 2023. Both equity and fixed income exposures were the main contributors to performance over the one-year period. Alternatives further bolstered returns while currency management offset some of these gains. The interest rate swap (“IRS”) and volatility management overlay detracted from returns.

Overall equity performance was additive to performance; gains came from both security selection and asset allocation. Security selection was driven by strong selection in U.S., Asia, and Pacific equities which significantly outweighed poor selection in Canadian and European equities. In terms of our equity positioning, the Portfolio started the period underweight equities, however, we increased the Portfolio’s equity exposure as concerns over rising interest rates, slowing economic growth, and high inflation all subsided as the year progressed. An overweight to U.S. equities over the year was the largest contributor to performance as the U.S. equity market was fueled by enthusiasm for AI technology. Equity gains were further bolstered by an underweight to EM equities as EM equities struggled to keep up with their developed market counterparts amid concerns over the weakness of China’s economy and tensions with the U.S. Overall, we ended the period overweight equities versus the Dow Jones Moderate Portfolio Index.

BHFTI-1

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Managed By Schroder Investment Management North America Inc.

Portfolio Manager Commentary*—(Continued)

Overall fixed income contributed to performance with security selection driving the majority of gains. Positive performance in asset allocation also contributed. An underweight to international bonds outweighed losses from an overweight to U.S. bonds. Our shorts in German 2-year and 10-year added value as the European Central Bank continued to raise rates throughout the year. Losses from U.S. bonds were driven by long positions in U.S. 10-year and 30-year positions, which were closed before the end of the period, as the short end of yield benefitted more significantly from the Fed raising rates over the year. Turning to fixed income security selection, gains were found in both international and U.S. bonds.

Commodities also contributed over the year. We added a commodity position to the Portfolio in July as commodities had suffered a one-way grind lower and, in our view, looked to benefit from favorable supply/demand dynamics going forward. We closed the position in September taking profit as the supply/demand dynamics played out and energy markets began to move into oversupply.

Currency management was a drag on performance over the period. Losses mainly arose from long Japanese yen versus euro and long Japanese yen versus U.S. dollar. The Japanese yen weakened over the year due to the Bank of Japan’s (the “BoJ”) persistent ultra-dovish stance; we closed both of these positions in September as the BoJ left rates unchanged. Gains from positions in long U.S. dollar versus Euro, closed in September, as well as long Chinese yuan versus South Korean won, closed in May, could not offset losses from our Japanese yen positions. Overall losses in currencies were offset by gains from an underweight to cash versus the index.

The IRS overlay weighed on performance as interest rates rose significantly over the year in response to higher inflation. Additionally, the volatility cap was the largest detractor over the period as the volatility cap was active early in the year as market volatility remained elevated. The volatility cap, which was active at the start of the year due to market volatility in late 2022, was closed in April 2023 and briefly reactivated in November 2023.

The Portfolio primarily used derivative instruments to adjust equity, fixed income, currency, and interest rate exposures. The derivative positions performed in line with expectations and facilitated the Portfolio’s overall performance by providing a cost-effective and liquid approach to gaining the desired market exposure versus implementation via physical instruments.

As of December 31, 2023, the Portfolio was overweight equities and underweight fixed income. The Portfolio’s allocation to developed equities was 60.9% and the allocation to investment grade bonds was 39.8%, with an additional underweight in government bonds of -4.8%. We held approximately 2.4% in opportunistic asset classes, specifically emerging market equities and high yield debt. The Portfolio’s cash level was 1.7% as of the end of December. The volatility of the Portfolio’s positioning as of the end of the period was less than 10% per year.

Johanna Kyrklund

Michael Hodgson

Portfolio Managers

Schroder Investment Management North America Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTI-2

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Schroders Global Multi-Asset Portfolio
Class B	15.02	4.88	4.02
Dow Jones Moderate Portfolio Index	12.70	6.89	5.49

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Equity Sectors

% of Net Assets
Information Technology	11.9
Financials	7.0
Health Care	5.4
Consumer Discretionary	5.3
Industrials	4.6

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	37.8

BHFTI-3

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Schroders Global Multi-Asset Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class B (a)	Actual	0.96%	$1,000.00	$1,061.50	$4.99
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—46.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.3%
Airbus SE	1,831	$282,630
BAE Systems PLC	11,524	163,040
General Dynamics Corp.	1,127	292,648
HEICO Corp. (a)	1,484	265,443
Howmet Aerospace, Inc.	10,160	549,859
Huntington Ingalls Industries, Inc.	710	184,345
Kongsberg Gruppen ASA	2,626	120,206
Rolls-Royce Holdings PLC (b)	25,145	95,762
RTX Corp.	4,110	345,816
Safran SA	1,571	277,131
TransDigm Group, Inc.	503	508,835

		3,085,715

Air Freight & Logistics—0.1%
DSV AS	1,188	208,983
FedEx Corp.	723	182,897
InPost SA (b)	5,648	78,081
United Parcel Service, Inc. - Class B	3,060	481,124

		951,085

Automobile Components—0.1%
Aisin Corp.	3,600	125,433
Aptiv PLC (b)	1,327	119,059
Bridgestone Corp.	4,800	198,241
Gentex Corp.	16,482	538,302
JTEKT Corp.	7,600	64,079
Niterra Co. Ltd.	4,900	116,283
Sumitomo Electric Industries Ltd.	16,900	214,485

		1,375,882

Automobiles—0.9%
Ferrari NV	1,739	586,112
Ford Motor Co. (a)	11,476	139,892
General Motors Co. (a)	4,985	179,061
Honda Motor Co. Ltd.	47,800	494,107
Isuzu Motors Ltd.	12,500	160,366
Li Auto, Inc. - Class A (b)	5,800	108,660
Mazda Motor Corp.	23,300	247,151
Mercedes-Benz Group AG	2,808	193,932
Rivian Automotive, Inc. - Class A (a) (b)	2,297	53,888
Stellantis NV	10,191	238,658
Suzuki Motor Corp.	2,400	103,307
Tesla, Inc. (b)	24,251	6,025,889
Toyota Motor Corp.	61,000	1,119,764
Yamaha Motor Co. Ltd.	11,100	98,773

		9,749,560

Banks—2.4%
ANZ Group Holdings Ltd.	12,244	215,711
Banco Bilbao Vizcaya Argentaria SA	46,348	422,292
Banco Santander SA	67,042	279,864
Bank Negara Indonesia Persero Tbk. PT	718,400	250,360
Bank of America Corp.	58,022	1,953,601
Bank of Montreal	4,325	427,947
Bank of Nova Scotia (a)	3,822	186,045

Banks—(Continued)
Barclays PLC	60,497	117,835
BNP Paribas SA	11,577	802,135
CaixaBank SA	40,257	165,653
Citigroup, Inc.	13,005	668,977
Commonwealth Bank of Australia	4,645	352,986
Danske Bank AS	7,031	187,800
DBS Group Holdings Ltd.	35,300	891,845
Erste Group Bank AG	6,118	248,227
FinecoBank Banca Fineco SpA	10,493	157,654
HSBC Holdings PLC	122,856	991,799
ING Groep NV - Series N	31,288	468,387
Intesa Sanpaolo SpA	85,765	250,358
JPMorgan Chase & Co.	40,754	6,932,255
KBC Group NV	4,834	313,654
Lloyds Banking Group PLC	213,076	129,023
Mitsubishi UFJ Financial Group, Inc.	32,100	276,243
Mizuho Financial Group, Inc.	41,690	713,033
National Australia Bank Ltd.	11,915	248,513
Nordea Bank Abp	13,517	167,186
Oversea-Chinese Banking Corp. Ltd.	61,600	605,069
PNC Financial Services Group, Inc.	1,365	211,370
Royal Bank of Canada (a)	8,284	837,747
Skandinaviska Enskilda Banken AB - Class A	24,129	332,142
Societe Generale SA	7,056	188,120
Standard Chartered PLC	12,343	104,409
Sumitomo Mitsui Financial Group, Inc.	15,600	759,878
Toronto-Dominion Bank (a)	15,649	1,011,183
Truist Financial Corp.	4,748	175,296
U.S. Bancorp	18,229	788,951
UniCredit SpA	21,334	578,743
United Overseas Bank Ltd.	21,100	454,123
Wells Fargo & Co.	30,199	1,486,395
Westpac Banking Corp.	11,792	183,497

		25,536,306

Beverages—1.0%
Anheuser-Busch InBev SA	4,672	301,841
Arca Continental SAB de CV	17,300	188,445
Celsius Holdings, Inc. (a) (b)	4,105	223,805
Coca-Cola Co.	54,669	3,221,644
Diageo PLC	9,055	328,825
Fomento Economico Mexicano SAB de CV (ADR)	2,038	265,653
Kirin Holdings Co. Ltd. (a)	36,300	531,474
Monster Beverage Corp. (b)	20,137	1,160,093
Nongfu Spring Co. Ltd. - Class H	50,600	291,534
PepsiCo, Inc.	21,456	3,644,087
Pernod Ricard SA	958	169,403

		10,326,804

Biotechnology—0.6%
AbbVie, Inc.	12,805	1,984,391
Alnylam Pharmaceuticals, Inc. (b)	309	59,146
Amgen, Inc.	5,184	1,493,096
Argenx SE (b)	181	68,782
Biogen, Inc. (b)	402	104,025
CSL Ltd.	1,378	268,655

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Exact Sciences Corp. (a) (b)	842	$62,291
Gilead Sciences, Inc.	8,684	703,491
Incyte Corp. (b)	1,096	68,818
Moderna, Inc. (a) (b)	893	88,809
Neurocrine Biosciences, Inc. (b)	793	104,486
Regeneron Pharmaceuticals, Inc. (b)	250	219,572
United Therapeutics Corp. (b)	1,807	397,341
Vertex Pharmaceuticals, Inc. (b)	2,732	1,111,623

		6,734,526

Broadline Retail—1.5%
Alibaba Group Holding Ltd.	12,400	119,837
Amazon.com, Inc. (b)	87,647	13,317,085
Dollarama, Inc.	11,714	844,172
eBay, Inc.	2,424	105,735
Etsy, Inc. (a) (b)	647	52,439
JD.com, Inc. - Class A	8,650	124,678
MercadoLibre, Inc. (b)	478	751,196
PDD Holdings, Inc. (ADR) (b)	1,529	223,708
Prosus NV	4,765	142,078
Wesfarmers Ltd.	6,440	249,972

		15,930,900

Building Products—0.6%
A.O. Smith Corp.	7,798	642,867
AGC, Inc.	2,500	92,655
Allegion PLC (a)	2,431	307,983
Armstrong World Industries, Inc. (a)	1,306	128,406
Assa Abloy AB - Class B	7,216	207,889
Builders FirstSource, Inc. (b)	981	163,768
Carlisle Cos., Inc.	519	162,151
Cie de Saint-Gobain SA	7,014	518,659
Daikin Industries Ltd.	1,200	194,928
Lennox International, Inc. (a)	1,175	525,836
Masco Corp.	6,367	426,462
Owens Corning (a)	2,658	393,995
Sanwa Holdings Corp.	23,000	347,506
Trane Technologies PLC	6,573	1,603,155

		5,716,260

Capital Markets—1.3%
Ameriprise Financial, Inc.	1,242	471,749
Azimut Holding SpA	4,750	124,188
Bank of New York Mellon Corp.	15,613	812,657
BlackRock, Inc.	1,299	1,054,528
Blackstone, Inc.	1,981	259,353
Brookfield Asset Management Ltd. - Class A	2,460	98,805
Brookfield Corp. (a)	5,108	204,891
Charles Schwab Corp. (a)	22,692	1,561,210
CME Group, Inc.	1,027	216,286
Coinbase Global, Inc. - Class A (a) (b)	556	96,700
Deutsche Bank AG	8,595	117,311
Deutsche Boerse AG	1,969	405,390
Evercore, Inc. - Class A	1,450	248,022
FactSet Research Systems, Inc.	410	195,590
Goldman Sachs Group, Inc.	1,081	417,017

Capital Markets—(Continued)
Hong Kong Exchanges & Clearing Ltd.	3,600	123,175
Intercontinental Exchange, Inc.	1,646	211,396
London Stock Exchange Group PLC	1,063	125,661
Macquarie Group Ltd.	2,011	250,625
Moody’s Corp.	3,240	1,265,414
Morgan Stanley	20,147	1,878,708
MSCI, Inc.	1,873	1,059,462
Nomura Holdings, Inc.	24,400	109,982
S&P Global, Inc. (a)	2,239	986,324
State Street Corp.	5,710	442,297
Swissquote Group Holding SA	338	82,428
UBS Group AG	30,012	932,136

		13,751,305

Chemicals—0.9%
Air Liquide SA	5,550	1,079,649
Air Products & Chemicals, Inc.	2,781	761,438
Albemarle Corp. (a)	429	61,982
Arkema SA	1,084	123,308
BASF SE	2,887	155,459
Chr Hansen Holding AS	1,374	115,184
Corteva, Inc.	7,535	361,077
Dow, Inc.	2,771	151,961
DuPont de Nemours, Inc.	2,219	170,708
Ecolab, Inc.	6,199	1,229,572
Givaudan SA	40	166,402
International Flavors & Fragrances, Inc.	1,000	80,970
Linde PLC	3,566	1,464,592
Mitsubishi Chemical Group Corp.	21,700	132,600
Mitsubishi Gas Chemical Co., Inc.	5,400	86,525
Nitto Denko Corp.	3,600	268,398
Sherwin-Williams Co.	5,363	1,672,720
Shin-Etsu Chemical Co. Ltd.	21,500	898,404
Sika AG	692	226,100
Solvay SA	990	30,316
Syensqo SA (b)	990	103,018

		9,340,383

Commercial Services & Supplies—0.3%
Cintas Corp.	1,637	986,554
Copart, Inc. (b)	10,547	516,803
Republic Services, Inc.	1,382	227,906
Rollins, Inc.	11,210	489,541
Veralto Corp. (a)	1,424	117,138
Waste Management, Inc. (a)	6,167	1,104,510

		3,442,452

Communications Equipment—0.5%
Accton Technology Corp.	12,000	203,333
Arista Networks, Inc. (b)	10,702	2,520,428
Cisco Systems, Inc.	30,066	1,518,934
Motorola Solutions, Inc.	2,832	886,671
Nokia OYJ	23,648	81,245
Telefonaktiebolaget LM Ericsson - B Shares	12,939	81,769

		5,292,380

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Construction & Engineering—0.1%
Eiffage SA	925	$99,290
Kajima Corp.	8,600	143,213
Obayashi Corp.	13,200	113,968
Taisei Corp.	2,400	81,954
Vinci SA	2,617	328,678

		767,103

Construction Materials—0.0%
Heidelberg Materials AG	1,907	170,387
James Hardie Industries PLC (b)	4,612	178,015

		348,402

Consumer Finance—0.2%
American Express Co. (a)	9,335	1,748,819
Capital One Financial Corp.	1,601	209,923
Discover Financial Services	1,249	140,388

		2,099,130

Consumer Staples Distribution & Retail—0.7%
Costco Wholesale Corp.	5,251	3,466,080
Dollar General Corp.	671	91,222
Dollar Tree, Inc. (a) (b)	1,774	251,997
Endeavour Group Ltd.	38,517	136,504
HelloFresh SE (b)	800	12,671
Kesko OYJ - B Shares	4,743	93,999
Koninklijke Ahold Delhaize NV	5,271	151,343
Kroger Co.	12,570	574,575
Loblaw Cos. Ltd.	1,828	176,971
Seven & i Holdings Co. Ltd.	3,900	154,460
Sysco Corp.	2,314	169,223
Target Corp.	1,147	163,356
Walgreens Boots Alliance, Inc.	2,739	71,515
Walmart, Inc.	7,343	1,157,624
Woolworths Group Ltd.	6,644	168,138

		6,839,678

Containers & Packaging—0.1%
Ball Corp. (a)	4,967	285,702
Graphic Packaging Holding Co. (a)	4,960	122,264
International Paper Co.	2,737	98,943
Smurfit Kappa Group PLC	3,970	156,504
Sonoco Products Co.	1,873	104,644
Verallia SA	1,218	47,077

		815,134

Diversified REITs—0.0%
Daiwa House REIT Investment Corp.	87	155,118

Diversified Telecommunication Services—0.4%
AT&T, Inc.	30,759	516,136
BCE, Inc.	2,983	117,447
Cellnex Telecom SA (b)	2,039	80,563
Deutsche Telekom AG	19,442	466,886
Koninklijke KPN NV	141,051	485,572
Liberty Global Ltd. - Class A (b)	5,619	99,850

Diversified Telecommunication Services—(Continued)
Nippon Telegraph & Telephone Corp.	396,900	484,572
Orange SA	16,267	185,061
Singapore Telecommunications Ltd.	95,700	178,838
Spark New Zealand Ltd.	64,632	211,711
Telkom Indonesia Persero Tbk. PT	889,000	228,179
Verizon Communications, Inc.	21,016	792,303

		3,847,118

Electric Utilities—0.4%
Constellation Energy Corp.	1,068	124,839
Duke Energy Corp.	3,161	306,743
Edison International	2,280	162,997
Enel SpA	73,380	546,180
Eversource Energy	2,498	154,177
Exelon Corp.	4,488	161,119
Iberdrola SA	68,505	895,916
Kansai Electric Power Co., Inc.	10,500	139,059
NextEra Energy, Inc.	15,981	970,686
Orsted AS	948	52,346
Redeia Corp. SA	8,120	133,834
Southern Co.	3,916	274,590
Terna - Rete Elettrica Nazionale	31,486	262,707
Verbund AG	2,563	238,284

		4,423,477

Electrical Equipment—0.6%
ABB Ltd.	10,091	448,435
AMETEK, Inc.	4,166	686,932
Array Technologies, Inc. (b)	7,452	125,194
Atkore, Inc. (a) (b)	1,685	269,600
Eaton Corp. PLC	5,102	1,228,664
Emerson Electric Co.	10,103	983,325
Encore Wire Corp.	651	139,054
Fuji Electric Co. Ltd.	2,100	89,973
Fujikura Ltd.	9,300	71,252
Generac Holdings, Inc. (a) (b)	927	119,805
Hubbell, Inc.	893	293,735
Legrand SA	3,161	329,250
NEXTracker, Inc. - Class A (b)	5,433	254,536
NIDEC Corp.	2,800	114,104
Rockwell Automation, Inc.	1,230	381,890
Schneider Electric SE	1,370	275,850
Vestas Wind Systems AS (b)	5,766	183,307

		5,994,906

Electronic Equipment, Instruments & Components—0.2%
Amphenol Corp. - Class A	6,881	682,114
CDW Corp.	642	145,940
Corning, Inc.	3,887	118,359
Delta Electronics, Inc.	10,000	101,846
Dexerials Corp.	2,200	63,990
E Ink Holdings, Inc.	17,000	108,735
Jabil, Inc. (a)	537	68,414
Keyence Corp.	1,000	438,343
Keysight Technologies, Inc. (b)	845	134,431
Lotes Co. Ltd.	4,000	138,944

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
Murata Manufacturing Co. Ltd.	9,000	$190,070
Yokogawa Electric Corp.	5,600	106,373
Zebra Technologies Corp. - Class A (b)	350	95,666

		2,393,225

Energy Equipment & Services—0.1%
Schlumberger NV	19,457	1,012,542
Tenaris SA	3,538	61,517

		1,074,059

Entertainment—0.8%
Electronic Arts, Inc.	7,986	1,092,565
JYP Entertainment Corp.	1,006	78,807
Liberty Media Corp.-Liberty Formula One - Class C (b)	9,617	607,121
NetEase, Inc.	5,400	100,221
Netflix, Inc. (b)	8,447	4,112,675
Nintendo Co. Ltd.	3,200	167,220
ROBLOX Corp. - Class A (b)	1,374	62,819
Roku, Inc. (b)	919	84,236
Sea Ltd. (ADR) (a) (b)	1,162	47,061
Take-Two Interactive Software, Inc. (b)	5,073	816,499
Walt Disney Co.	11,457	1,034,452
Warner Bros Discovery, Inc. (b)	9,328	106,153

		8,309,829

Financial Services—1.6%
Adyen NV (b)	134	172,742
Apollo Global Management, Inc. (a)	1,416	131,957
Berkshire Hathaway, Inc. - Class B (b)	7,300	2,603,618
Block, Inc. (b)	6,027	466,188
Edenred SE	11,165	670,382
Essent Group Ltd.	4,075	214,915
Fidelity National Information Services, Inc.	1,977	118,758
Fiserv, Inc. (a) (b)	4,301	571,345
FleetCor Technologies, Inc. (b)	1,342	379,263
Global Payments, Inc.	979	124,333
Mastercard, Inc. - Class A	10,154	4,330,783
MGIC Investment Corp. (a)	9,388	181,095
NMI Holdings, Inc. - Class A (b)	2,170	64,406
PayPal Holdings, Inc. (a) (b)	8,467	519,958
Radian Group, Inc. (a)	7,200	205,560
Visa, Inc. - Class A (a)	23,876	6,216,117

		16,971,420

Food Products—0.4%
Archer-Daniels-Midland Co. (a)	1,859	134,257
Conagra Brands, Inc. (a)	3,190	91,425
Danone SA	2,924	189,654
General Mills, Inc.	1,577	102,726
Hershey Co.	1,149	214,220
Lamb Weston Holdings, Inc.	1,643	177,592
Mondelez International, Inc. - Class A	15,915	1,152,724
Nestle SA	18,397	2,129,220

		4,191,818

Gas Utilities—0.0%
Hong Kong & China Gas Co. Ltd.	90,857	69,895
Italgas SpA	15,999	91,657

		161,552

Ground Transportation—0.5%
Canadian National Railway Co. (a)	5,014	630,226
Canadian Pacific Kansas City Ltd. (a)	5,600	443,081
CSX Corp.	13,334	462,290
Norfolk Southern Corp.	829	195,959
Odakyu Electric Railway Co. Ltd.	6,300	95,898
Old Dominion Freight Line, Inc.	1,432	580,433
TFI International, Inc.	637	86,648
Uber Technologies, Inc. (b)	13,014	801,272
Union Pacific Corp.	7,774	1,909,450

		5,205,257

Health Care Equipment & Supplies—0.8%
Abbott Laboratories	14,146	1,557,050
Align Technology, Inc. (b)	277	75,898
Baxter International, Inc.	2,122	82,037
Becton Dickinson & Co.	965	235,296
Boston Scientific Corp. (b)	20,033	1,158,108
DexCom, Inc. (a) (b)	1,195	148,288
Edwards Lifesciences Corp. (a) (b)	5,828	444,385
EssilorLuxottica SA	1,077	216,472
GE HealthCare Technologies, Inc.	1,611	124,562
Hoya Corp.	1,500	186,554
IDEXX Laboratories, Inc. (b)	1,886	1,046,824
Intuitive Surgical, Inc. (b)	2,247	758,048
Koninklijke Philips NV	4,354	101,684
Medtronic PLC	7,277	599,479
Olympus Corp.	6,600	95,248
ResMed, Inc.	585	100,632
Stryker Corp.	3,920	1,173,883
Sysmex Corp.	1,600	88,905
Zimmer Biomet Holdings, Inc.	1,031	125,473

		8,318,826

Health Care Providers & Services—0.9%
Centene Corp. (b)	1,725	128,012
Cigna Group	3,929	1,176,539
CVS Health Corp.	3,553	280,545
Elevance Health, Inc.	2,064	973,300
HCA Healthcare, Inc.	3,458	936,011
Humana, Inc.	1,060	485,279
McKesson Corp.	962	445,387
Progyny, Inc. (b)	2,733	101,613
UnitedHealth Group, Inc.	10,015	5,272,597

		9,799,283

Health Care REITs—0.0%
Ventas, Inc.	2,473	123,254
Welltower, Inc. (a)	2,061	185,841

		309,095

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Technology—0.1%
Veeva Systems, Inc. - Class A (b)	2,212	$425,854

Hotels, Restaurants & Leisure—1.0%
Airbnb, Inc. - Class A (b)	3,524	479,757
Amadeus IT Group SA	2,038	146,165
Aristocrat Leisure Ltd.	4,357	120,803
Booking Holdings, Inc. (b)	756	2,681,698
Caesars Entertainment, Inc. (b)	2,116	99,198
Chipotle Mexican Grill, Inc. (b)	234	535,149
Compass Group PLC	5,111	139,658
Delivery Hero SE (b)	1,182	32,639
Evolution AB	873	104,487
Flutter Entertainment PLC (b)	584	102,849
Galaxy Entertainment Group Ltd.	18,000	100,606
Hilton Worldwide Holdings, Inc.	3,689	671,730
InterContinental Hotels Group PLC	6,388	576,955
Las Vegas Sands Corp.	10,791	531,025
Marriott International, Inc. - Class A	1,051	237,011
McDonald’s Corp.	9,991	2,962,431
Oriental Land Co. Ltd.	4,300	159,711
Royal Caribbean Cruises Ltd. (a) (b)	844	109,290
Starbucks Corp.	9,605	922,176
Yum! Brands, Inc.	1,250	163,325

		10,876,663

Household Durables—0.4%
DR Horton, Inc.	2,984	453,508
Garmin Ltd.	2,316	297,699
Lennar Corp. - Class A	2,582	384,821
NVR, Inc. (b)	216	1,512,097
PulteGroup, Inc.	2,090	215,730
Sekisui Chemical Co. Ltd.	14,100	202,788
Sekisui House Ltd.	7,500	166,175
Sony Group Corp.	3,200	303,215
Sumitomo Forestry Co. Ltd.	5,500	163,398
Toll Brothers, Inc.	952	97,856

		3,797,287

Household Products—0.7%
Church & Dwight Co., Inc. (a)	1,988	187,985
Clorox Co.	544	77,569
Colgate-Palmolive Co.	28,568	2,277,155
Essity AB - Class B	4,994	123,758
Kimberly-Clark Corp.	7,782	945,591
Procter & Gamble Co.	27,285	3,998,344
Reckitt Benckiser Group PLC	2,020	139,359

		7,749,761

Independent Power and Renewable Electricity Producers—0.0%
Drax Group PLC	16,428	102,598
RWE AG	3,295	149,809

		252,407

Industrial Conglomerates—0.3%
3M Co.	7,350	803,502
General Electric Co.	8,997	1,148,287

Industrial Conglomerates—(Continued)
Hitachi Ltd.	3,900	281,858
Honeywell International, Inc.	1,812	379,995
Lifco AB - B Shares	7,364	181,036
Siemens AG	2,066	387,520

		3,182,198

Industrial REITs—0.1%
Nippon Prologis REIT, Inc.	84	161,658
Prologis, Inc.	6,314	841,656

		1,003,314

Insurance—1.4%
Aflac, Inc.	12,342	1,018,215
Ageas SA	2,295	99,783
AIA Group Ltd.	53,000	460,326
Allianz SE	1,268	338,683
Allstate Corp.	972	136,061
American International Group, Inc.	8,084	547,691
Aon PLC - Class A	2,739	797,104
Arch Capital Group Ltd. (b)	5,262	390,809
ASR Nederland NV	4,798	226,877
Assicurazioni Generali SpA	14,493	305,733
Assured Guaranty Ltd.	1,603	119,952
AXA SA	14,958	488,272
Axis Capital Holdings Ltd.	1,549	85,768
Chubb Ltd.	7,252	1,638,952
Everest Group Ltd.	1,193	421,821
Fairfax Financial Holdings Ltd.	225	207,588
First American Financial Corp. (a)	3,727	240,168
Globe Life, Inc.	1,260	153,367
Hartford Financial Services Group, Inc.	5,397	433,811
Loews Corp.	4,487	312,250
Manulife Financial Corp.	34,812	769,250
Markel Group, Inc. (a) (b)	164	232,864
Marsh & McLennan Cos., Inc.	9,251	1,752,787
MS&AD Insurance Group Holdings, Inc.	4,500	176,602
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	508	210,361
NN Group NV	3,870	153,099
Old Republic International Corp.	4,038	118,717
Primerica, Inc.	1,059	217,900
Progressive Corp.	1,575	250,866
Prudential Financial, Inc.	4,298	445,746
Prudential PLC	7,976	89,787
Reinsurance Group of America, Inc.	1,368	221,315
Sun Life Financial, Inc.	6,861	355,827
Tokio Marine Holdings, Inc.	16,200	404,439
Unum Group	4,830	218,413
Willis Towers Watson PLC	500	120,600
Zurich Insurance Group AG	1,783	932,167

		15,093,971

Interactive Media & Services—2.4%
Alphabet, Inc. - Class A (b)	68,681	9,594,049
Alphabet, Inc. - Class C (b)	49,315	6,949,963
Match Group, Inc. (b)	1,284	46,866
Meta Platforms, Inc. - Class A (b)	22,398	7,927,996

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Interactive Media & Services—(Continued)
Moneysupermarket.com Group PLC	26,815	$95,534
Pinterest, Inc. - Class A (b)	2,858	105,860
Rightmove PLC	15,758	115,160
Snap, Inc. - Class A (a) (b)	3,066	51,907
Tencent Holdings Ltd.	6,300	238,019

		25,125,354

IT Services—0.6%
Accenture PLC - Class A	7,339	2,575,329
Amdocs Ltd.	1,622	142,558
BIPROGY, Inc.	2,400	74,920
Cloudflare, Inc. - Class A (b)	2,343	195,078
Cognizant Technology Solutions Corp. - Class A	1,433	108,234
Gartner, Inc. (b)	1,776	801,171
International Business Machines Corp.	2,175	355,721
MongoDB, Inc. (a) (b)	780	318,903
Obic Co. Ltd.	3,000	515,172
Okta, Inc. (a) (b)	2,460	222,704
Shopify, Inc. - Class A (b)	6,506	506,516
Snowflake, Inc. - Class A (b)	2,196	437,004
Twilio, Inc. - Class A (a) (b)	646	49,012
VeriSign, Inc. (b)	824	169,711

		6,472,033

Leisure Products—0.0%
Shimano, Inc.	800	123,495

Life Sciences Tools & Services—0.4%
Agilent Technologies, Inc.	2,091	290,712
Bachem Holding AG	601	46,561
Danaher Corp.	5,488	1,269,594
Illumina, Inc. (b)	466	64,886
IQVIA Holdings, Inc. (b)	534	123,557
Lonza Group AG	215	90,454
Medpace Holdings, Inc. (b)	1,265	387,760
Mettler-Toledo International, Inc. (b)	82	99,463
Thermo Fisher Scientific, Inc.	3,678	1,952,246
Waters Corp. (a) (b)	644	212,024
West Pharmaceutical Services, Inc.	284	100,002

		4,637,259

Machinery—1.0%
Atlas Copco AB - A Shares	40,785	702,305
Caterpillar, Inc.	5,309	1,569,712
Daimler Truck Holding AG	2,820	105,898
Deere & Co.	2,847	1,138,430
Ebara Corp.	1,600	94,213
FANUC Corp.	4,300	126,496
Graco, Inc.	3,328	288,737
IDEX Corp.	794	172,385
Illinois Tool Works, Inc.	4,053	1,061,643
IMI PLC	5,472	117,134
Komatsu Ltd.	14,900	388,175
Lincoln Electric Holdings, Inc. (a)	1,080	234,857
NGK Insulators Ltd.	5,500	65,538
Nordson Corp. (a)	1,514	399,938

Machinery—(Continued)
Otis Worldwide Corp.	10,221	914,473
PACCAR, Inc.	6,906	674,371
Parker-Hannifin Corp.	2,927	1,348,469
Pentair PLC (a)	1,772	128,842
Snap-on, Inc.	2,648	764,848
Sumitomo Heavy Industries Ltd. (a)	3,100	77,887
Techtronic Industries Co. Ltd.	9,000	107,646
Terex Corp.	1,594	91,591
Volvo AB - B Shares	10,135	263,469
Yangzijiang Shipbuilding Holdings Ltd.	80,900	91,220

		10,928,277

Marine Transportation—0.0%
Mitsui OSK Lines Ltd.	3,500	112,274
Nippon Yusen KK	5,100	158,059

		270,333

Media—0.2%
Charter Communications, Inc. - Class A (b)	228	88,619
Comcast Corp. - Class A (a)	39,611	1,736,942
Liberty Broadband Corp. - Class C (a) (b)	1,349	108,716
Trade Desk, Inc. - Class A (a) (b)	6,781	487,961

		2,422,238

Metals & Mining—0.7%
Acerinox SA	6,277	73,857
Agnico Eagle Mines Ltd. (a)	3,700	202,864
Anglo American PLC	5,001	125,491
ATI, Inc. (a) (b)	4,938	224,531
BHP Group Ltd.	19,310	661,957
Fortescue Ltd.	19,623	388,148
Franco-Nevada Corp.	864	95,702
Freeport-McMoRan, Inc.	23,353	994,137
Gold Fields Ltd. (ADR)	6,763	97,793
Kobe Steel Ltd.	17,200	221,520
Mitsui Mining & Smelting Co. Ltd.	1,500	46,016
Newmont Corp.	2,332	96,521
Nippon Steel Corp.	11,600	265,066
Nucor Corp.	3,596	625,848
Reliance Steel & Aluminum Co.	598	167,249
Rio Tinto Ltd.	7,265	669,537
Rio Tinto PLC	13,824	1,026,681
Steel Dynamics, Inc. (a)	7,563	893,190
Sumitomo Metal Mining Co. Ltd.	6,700	201,027

		7,077,135

Multi-Utilities—0.2%
Centrica PLC	123,843	221,581
Dominion Energy, Inc.	3,270	153,690
E.ON SE	9,345	125,364
Engie SA	23,799	418,485
National Grid PLC	27,122	366,210
Sempra	3,026	226,133
WEC Energy Group, Inc.	2,684	225,913

		1,737,376

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Office REITs—0.0%
Nippon Building Fund, Inc	48	$207,638

Oil, Gas & Consumable Fuels—1.9%
Aker BP ASA	12,671	368,255
BP PLC	150,379	888,667
Canadian Natural Resources Ltd. (a)	5,433	355,940
Cenovus Energy, Inc.	5,448	90,783
Chevron Corp.	11,126	1,659,554
ConocoPhillips	29,601	3,435,788
Coterra Energy, Inc.	39,532	1,008,857
Enbridge, Inc.	7,083	254,978
Eni SpA	35,460	601,883
EOG Resources, Inc.	6,546	791,739
Equinor ASA	26,808	849,267
Exxon Mobil Corp.	24,415	2,441,012
Galp Energia SGPS SA	9,254	136,127
Hess Corp.	1,448	208,744
Inpex Corp. (a)	58,500	788,493
Japan Petroleum Exploration Co. Ltd.	2,900	107,473
Keyera Corp. (a)	6,497	157,050
Kinder Morgan, Inc. (a)	12,825	226,233
Marathon Petroleum Corp.	1,413	209,633
Neste OYJ	1,959	69,601
Occidental Petroleum Corp. (a)	1,923	114,822
OMV AG	2,812	123,615
Phillips 66	1,435	191,056
Pioneer Natural Resources Co.	656	147,521
Repsol SA	33,276	493,503
Shell PLC	67,847	2,208,296
Suncor Energy, Inc.	5,633	180,462
TC Energy Corp. (a)	4,592	179,376
TotalEnergies SE	22,865	1,553,184
Valero Energy Corp. (a)	1,130	146,900
Williams Cos., Inc.	4,752	165,512
Woodside Energy Group Ltd.	6,877	145,685

		20,300,009

Paper & Forest Products—0.0%
UPM-Kymmene OYJ	4,556	171,377

Personal Care Products—0.3%
Estee Lauder Cos., Inc. - Class A (a)	708	103,545
Kao Corp.	3,800	156,158
L’Oreal SA	1,755	872,596
Shiseido Co. Ltd.	2,600	78,273
Unilever PLC	29,559	1,430,180

		2,640,752

Pharmaceuticals—2.5%
Astellas Pharma, Inc.	45,500	545,548
AstraZeneca PLC	14,157	1,906,713
Bayer AG	2,421	89,877
Bristol-Myers Squibb Co.	12,475	640,092
Chugai Pharmaceutical Co. Ltd.	2,900	109,957
Daiichi Sankyo Co. Ltd.	4,500	124,579
Eisai Co. Ltd.	1,300	65,047

Pharmaceuticals—(Continued)
Eli Lilly & Co.	11,002	6,413,286
GSK PLC	36,466	673,574
Ipsen SA	1,040	124,126
Johnson & Johnson	15,708	2,462,072
Merck & Co., Inc.	41,614	4,536,758
Novartis AG	20,612	2,081,184
Novo Nordisk AS - Class B	28,785	2,977,372
Pfizer, Inc. (a)	33,906	976,154
Recordati Industria Chimica e Farmaceutica SpA	4,980	268,959
Roche Holding AG	4,151	1,203,093
Sandoz Group AG (b)	2,681	86,484
Sanofi SA	4,553	451,391
Takeda Pharmaceutical Co. Ltd.	7,100	203,822
Viatris, Inc.	7,273	78,767
Zoetis, Inc. (a)	3,814	752,769

		26,771,624

Professional Services—0.3%
Automatic Data Processing, Inc.	3,152	734,321
BayCurrent Consulting, Inc.	6,500	227,223
Bureau Veritas SA	5,232	132,232
Experian PLC	3,500	142,631
Paychex, Inc.	2,180	259,660
Recruit Holdings Co. Ltd.	3,900	166,504
RELX PLC	20,215	801,733
SS&C Technologies Holdings, Inc.	2,557	156,258
TechnoPro Holdings, Inc.	5,700	149,405
Verisk Analytics, Inc.	1,461	348,975
Wolters Kluwer NV	2,569	365,066

		3,484,008

Real Estate Management & Development—0.1%
CK Asset Holdings Ltd.	28,000	140,024
CoStar Group, Inc. (b)	1,448	126,541
Mitsubishi Estate Co. Ltd.	5,900	81,050
Mitsui Fudosan Co. Ltd.	6,700	163,760
Vonovia SE	2,645	83,347

		594,722

Residential REITs—0.0%
Equity LifeStyle Properties, Inc. (a)	4,045	285,334

Retail REITs—0.1%
Simon Property Group, Inc.	3,285	468,572

Semiconductors & Semiconductor Equipment—3.3%
Advanced Micro Devices, Inc. (b)	18,013	2,655,296
Advantest Corp.	2,400	82,643
Analog Devices, Inc. (a)	2,889	573,640
Applied Materials, Inc.	6,261	1,014,720
ASM International NV	222	115,605
ASML Holding NV	3,326	2,511,174
Axcelis Technologies, Inc. (b)	656	85,077
Broadcom, Inc.	3,699	4,129,009
Disco Corp.	600	147,646
Enphase Energy, Inc. (a) (b)	412	54,442

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
First Solar, Inc. (a) (b)	4,944	$851,752
Infineon Technologies AG	3,996	166,667
Intel Corp.	46,204	2,321,751
KLA Corp.	1,384	804,519
Lam Research Corp.	2,380	1,864,159
Lasertec Corp.	1,100	287,479
Marvell Technology, Inc.	6,430	387,793
Microchip Technology, Inc.	5,118	461,541
Micron Technology, Inc.	10,676	911,090
NVIDIA Corp.	22,654	11,218,714
NXP Semiconductors NV	2,390	548,935
QUALCOMM, Inc.	5,981	865,032
Rambus, Inc. (b)	1,962	133,907
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR) (a)	4,827	502,008
Texas Instruments, Inc.	9,014	1,536,526
Tokyo Electron Ltd.	3,400	604,352

		34,835,477

Software—4.9%
Adobe, Inc. (b)	5,791	3,454,911
Atlassian Corp. - Class A (b)	418	99,425
Autodesk, Inc. (a) (b)	1,945	473,569
BILL Holdings, Inc. (a) (b)	538	43,895
Cadence Design Systems, Inc. (b)	6,301	1,716,203
Check Point Software Technologies Ltd. (b)	526	80,368
Constellation Software, Inc.	216	535,541
Crowdstrike Holdings, Inc. - Class A (a) (b)	7,482	1,910,304
Datadog, Inc. - Class A (b)	5,278	640,644
DocuSign, Inc. (a) (b)	1,077	64,028
Dropbox, Inc. - Class A (a) (b)	3,189	94,012
Dynatrace, Inc. (a) (b)	5,351	292,646
Fair Isaac Corp. (b)	977	1,137,238
Fortinet, Inc. (b)	13,473	788,575
HubSpot, Inc. (b)	534	310,008
Intuit, Inc.	4,379	2,737,006
Manhattan Associates, Inc. (a) (b)	549	118,211
Microsoft Corp.	69,478	26,126,507
Nice Ltd. (ADR) (a) (b)	400	79,804
Nutanix, Inc. - Class A (a) (b)	2,045	97,526
Oracle Corp.	16,315	1,720,090
Oracle Corp. Japan	1,700	130,959
Palantir Technologies, Inc. - Class A (a) (b)	12,695	217,973
Palo Alto Networks, Inc. (b)	3,477	1,025,298
Progress Software Corp. (a)	2,418	131,297
Qualys, Inc. (a) (b)	1,716	336,816
Roper Technologies, Inc.	589	321,105
Salesforce, Inc. (b)	10,132	2,666,134
SAP SE	6,322	972,485
ServiceNow, Inc. (b)	1,976	1,396,024
Splunk, Inc. (b)	501	76,327
Synopsys, Inc. (b)	2,058	1,059,685
Teradata Corp. (b)	1,931	84,018
Unity Software, Inc. (a) (b)	4,484	183,351
Workday, Inc. - Class A (b)	686	189,377
Zscaler, Inc. (a) (b)	2,750	609,290

		51,920,650

Specialized REITs—0.2%
American Tower Corp.	3,967	856,396
Crown Castle, Inc.	1,264	145,600
Digital Realty Trust, Inc. (a)	913	122,872
Equinix, Inc.	246	198,126
Public Storage (a)	716	218,380
SBA Communications Corp. (a)	456	115,683
Weyerhaeuser Co.	4,755	165,331

		1,822,388

Specialty Retail—0.9%
AutoZone, Inc. (b)	266	687,773
Home Depot, Inc.	10,122	3,507,779
Industria de Diseno Textil SA	11,348	494,959
Lowe’s Cos., Inc.	2,504	557,265
O’Reilly Automotive, Inc. (b)	1,812	1,721,545
Ross Stores, Inc.	1,272	176,032
Sanrio Co. Ltd.	2,200	91,370
TJX Cos., Inc.	17,728	1,663,064
USS Co. Ltd.	6,300	126,475

		9,026,262

Technology Hardware, Storage & Peripherals—2.4%
Apple, Inc.	121,506	23,393,550
Asia Vital Components Co. Ltd.	24,000	261,110
Hewlett Packard Enterprise Co.	18,488	313,926
HP, Inc.	5,421	163,118
NetApp, Inc.	2,696	237,679
Pure Storage, Inc. - Class A (b)	3,350	119,461
Super Micro Computer, Inc. (b)	952	270,616

		24,759,460

Textiles, Apparel & Luxury Goods—0.5%
adidas AG	562	114,276
Cie Financiere Richemont SA - Class A	1,767	243,728
Hermes International SCA	228	483,878
Kering SA	271	120,265
Lululemon Athletica, Inc. (b)	2,648	1,353,896
LVMH Moet Hennessy Louis Vuitton SE	1,703	1,381,346
Moncler SpA	2,741	169,028
NIKE, Inc. - Class B	13,308	1,444,850

		5,311,267

Trading Companies & Distributors—0.5%
Ashtead Group PLC	2,127	147,381
Brenntag SE	3,335	306,165
Fastenal Co.	9,947	644,267
Ferguson PLC	933	178,954
GMS, Inc. (b)	992	81,771
ITOCHU Corp.	10,100	412,275
Marubeni Corp.	12,500	196,688
Mitsubishi Corp.	26,400	420,487
Mitsui & Co. Ltd.	14,200	529,080
MSC Industrial Direct Co., Inc. - Class A (a)	1,597	161,712
Rexel SA	4,205	115,585
Sumitomo Corp.	24,700	538,767

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—(Continued)
Toromont Industries Ltd.	3,077	$269,605
Toyota Tsusho Corp.	3,700	216,768
United Rentals, Inc.	760	435,799
Watsco, Inc. (a)	392	167,960
WW Grainger, Inc.	722	598,314

		5,421,578

Transportation Infrastructure—0.0%
Grupo Aeroportuario del Pacifico SAB de CV (ADR)	604	105,833

Water Utilities—0.1%
American Water Works Co., Inc.	2,502	330,239
Severn Trent PLC	4,245	139,614
United Utilities Group PLC	10,468	141,083

		610,936

Wireless Telecommunication Services—0.2%
KDDI Corp.	22,300	707,983
SoftBank Group Corp.	3,800	167,892
T-Mobile U.S., Inc. (a)	6,319	1,013,125
Vodafone Group PLC	97,370	84,583

		1,973,583

Total Common Stocks (Cost $390,043,838)		485,144,413

Corporate Bonds & Notes—37.8%

Aerospace/Defense—0.8%
Boeing Co. 3.250%, 02/01/28 (a)	4,172,000	3,958,315
3.950%, 08/01/59	1,935,000	1,480,407
RTX Corp. 4.125%, 11/16/28 (a)	2,719,000	2,656,394

		8,095,116

Agriculture—0.4%
Altria Group, Inc. 5.800%, 02/14/39 (a)	1,171,000	1,192,772
BAT Capital Corp. 4.390%, 08/15/37	1,303,000	1,091,042
Bunge Ltd. Finance Corp. 2.750%, 05/14/31 (a)	1,865,000	1,623,245

		3,907,059

Auto Manufacturers—0.6%
Ford Motor Credit Co. LLC 2.700%, 08/10/26	3,043,000	2,818,389
2.900%, 02/16/28	2,720,000	2,441,950
6.798%, 11/07/28 (a)	668,000	698,972

		5,959,311

Auto Parts & Equipment—0.4%
Aptiv PLC/Aptiv Corp. 3.250%, 03/01/32 (a)	609,000	537,988
Magna International, Inc. 5.500%, 03/21/33 (a)	3,794,000	4,019,129

		4,557,117

Banks—9.1%
Banco Santander SA 2.749%, 12/03/30 (a)	2,200,000	1,826,213
Bank of America Corp. 2.884%, 3M TSFR + 1.452%, 10/22/30 (c)	6,910,000	6,129,283
4.375%, 5Y H15 + 2.760%, 01/27/27 (c)	10,359,000	9,232,213
Bank of Ireland Group PLC 2.029%, 1Y H15 + 1.100%, 09/30/27 (144A) (c)	5,646,000	5,148,043
Bank of New York Mellon Corp. 6.317%, SOFR + 1.598%, 10/25/29 (a) (c)	1,952,000	2,073,395
Barclays PLC 5.501%, 1Y H15 + 2.650%, 08/09/28 (c)	2,026,000	2,035,384
Citigroup, Inc. 2.666%, SOFR + 1.146%, 01/29/31 (c)	774,000	671,383
Deutsche Bank AG 2.311%, SOFR + 1.219%, 11/16/27 (c)	2,642,000	2,415,822
6.720%, SOFR + 3.180%, 01/18/29 (c)	678,000	710,006
7.079%, SOFR + 3.650%, 02/10/34 (c)	678,000	697,218
7.146%, SOFR + 2.520%, 07/13/27 (a) (c)	2,162,000	2,244,121
Fifth Third Bancorp 6.339%, SOFR + 2.340%, 07/27/29 (a) (c)	450,000	468,530
JPMorgan Chase & Co. 1.953%, SOFR + 1.065%, 02/04/32 (c)	2,080,000	1,690,822
3.650%, 5Y H15 + 2.850%, 06/01/26 (c)	3,695,000	3,381,420
M&T Bank Corp. 5.125%, 11/01/26	1,654,000	1,428,775
Manufacturers & Traders Trust Co. 3.400%, 08/17/27 (a)	4,596,000	4,252,327
Morgan Stanley 2.511%, SOFR + 1.200%, 10/20/32 (a) (c)	1,761,000	1,458,176
2.699%, SOFR + 1.143%, 01/22/31 (c)	4,389,000	3,836,761
2.943%, SOFR + 1.290%, 01/21/33 (c)	3,234,000	2,751,029
PNC Financial Services Group, Inc. 5.582%, SOFR + 1.841%, 06/12/29 (a) (c)	322,000	328,869
6.200%, 5Y H15 + 3.238%, 09/15/27 (c)	4,387,000	4,265,208
Societe Generale SA 1.792%, 1Y H15 + 1.000%, 06/09/27 (144A) (c)	1,538,000	1,399,876
2.797%, 1Y H15 + 1.300%, 01/19/28 (144A) (a) (c)	1,449,000	1,334,444
Truist Financial Corp. 4.800%, 5Y H15 + 3.003%, 09/01/24 (c)	10,078,000	9,265,142
UBS Group AG 1.305%, SOFR + 0.980%, 02/02/27 (144A) (c)	1,000,000	915,226
2.593%, SOFR + 1.560%, 09/11/25 (144A) (c)	2,281,000	2,231,465
3.091%, SOFR + 1.730%, 05/14/32 (144A) (c)	8,226,000	7,005,806
3.126%, 08/13/30 (144A)	1,378,000	1,229,606
UniCredit SpA 1.982%, 1Y H15 + 1.200%, 06/03/27 (144A) (a) (c)	2,487,000	2,274,100

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Wells Fargo & Co. 3.350%, SOFR + 1.500%, 03/02/33 (a) (c)	2,483,000	$2,168,693
3.900%, 5Y H15 + 3.453%, 03/15/26 (c)	7,368,000	6,807,712
4.897%, SOFR + 2.100%, 07/25/33 (a) (c)	1,722,000	1,677,529
5.389%, SOFR + 2.020%, 04/24/34 (c)	2,420,000	2,430,512

		95,785,109

Beverages—1.1%
Anheuser-Busch InBev Worldwide, Inc. 4.439%, 10/06/48	9,294,000	8,555,452
Bacardi Ltd./Bacardi-Martini BV 5.400%, 06/15/33 (144A) (a)	1,815,000	1,824,076
JDE Peet’s NV 2.250%, 09/24/31 (144A)	1,519,000	1,216,572

		11,596,100

Building Materials—0.4%
Carrier Global Corp. 5.900%, 03/15/34 (144A) (a)	1,799,000	1,945,788
Trane Technologies Financing Ltd. 5.250%, 03/03/33 (a)	1,935,000	2,003,432

		3,949,220

Chemicals—0.1%
Westlake Corp. 3.375%, 06/15/30 (a)	1,131,000	1,023,149

Commercial Services—0.3%
Quanta Services, Inc. 2.900%, 10/01/30 (a)	2,358,000	2,069,078
Transurban Finance Co. Pty. Ltd. 2.450%, 03/16/31 (144A) (a)	1,116,000	928,882

		2,997,960

Cosmetics/Personal Care—0.2%
Haleon U.S. Capital LLC 3.375%, 03/24/27 (a)	2,058,000	1,980,114

Diversified Financial Services—0.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 1.750%, 01/30/26	1,118,000	1,038,203
3.000%, 10/29/28 (a)	3,194,000	2,916,085
Aircastle Ltd. 6.500%, 07/18/28 (144A) (a)	773,000	788,241
Capital One Financial Corp. 5.468%, SOFR + 2.080%, 02/01/29 (a) (c)	794,000	791,653
Discover Financial Services 6.700%, 11/29/32	2,804,000	2,937,301
7.964%, SOFR + 3.370%, 11/02/34 (a) (c)	1,016,000	1,130,282

		9,601,765

Electric—1.5%
AES Corp. 1.375%, 01/15/26	928,000	858,659
3.300%, 07/15/25 (144A) (a)	2,086,000	2,009,065

Electric—(Continued)
Berkshire Hathaway Energy Co. 6.500%, 09/15/37	345,000	380,112
CenterPoint Energy Houston Electric LLC 2.900%, 07/01/50	1,429,000	993,973
NextEra Energy Capital Holdings, Inc. 2.440%, 01/15/32 (a)	1,243,000	1,041,570
NRG Energy, Inc. 2.450%, 12/02/27 (144A)	2,705,000	2,438,788
Pacific Gas & Electric Co. 3.150%, 01/01/26 (a)	1,000,000	959,173
3.300%, 08/01/40 (a)	3,059,000	2,238,463
PG&E Energy Recovery Funding LLC 2.280%, 01/15/38	1,624,000	1,261,060
2.822%, 07/15/48	2,151,000	1,545,970
Sempra 3.800%, 02/01/38	2,000,000	1,707,778
Southern California Edison Co. 4.200%, 03/01/29	500,000	490,065
5.500%, 03/15/40 (a)	335,000	338,971

		16,263,647

Electronics—0.6%
Amphenol Corp. 2.800%, 02/15/30	4,375,000	3,983,490
Keysight Technologies, Inc. 3.000%, 10/30/29	2,718,000	2,470,534

		6,454,024

Entertainment—0.6%
Warnermedia Holdings, Inc. 4.054%, 03/15/29	2,718,000	2,578,813
5.050%, 03/15/42 (a)	1,938,000	1,708,503
5.141%, 03/15/52	1,124,000	964,792
5.391%, 03/15/62	1,468,000	1,257,182

		6,509,290

Environmental Control—0.2%
Republic Services, Inc. 5.000%, 12/15/33 (a)	1,821,000	1,859,277

Food—0.1%
Flowers Foods, Inc. 2.400%, 03/15/31 (a)	1,803,000	1,513,288

Gas—0.1%
NiSource, Inc. 1.700%, 02/15/31 (a)	1,231,000	997,368

Hand/Machine Tools—0.2%
Stanley Black & Decker, Inc. 4.000%, 5Y H15 + 2.657%, 03/15/60 (a) (c)	2,255,000	1,875,184

Healthcare-Services—0.6%
HCA, Inc. 2.375%, 07/15/31 (a)	3,007,000	2,477,675
4.625%, 03/15/52 (a)	1,220,000	1,037,500

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
IQVIA, Inc. 6.250%, 02/01/29 (144A) (a)	1,360,000	$1,419,768
UnitedHealth Group, Inc. 4.200%, 05/15/32 (a)	1,000,000	978,526

		5,913,469

Insurance—1.3%
Corebridge Financial, Inc. 5.750%, 01/15/34	4,787,000	4,893,102
6.875%, 5Y H15 + 3.846%, 12/15/52 (a) (c)	1,196,000	1,191,941
Five Corners Funding Trust III 5.791%, 02/15/33 (144A) (a)	4,070,000	4,321,996
Hartford Financial Services Group, Inc. 2.900%, 09/15/51	1,285,000	856,733
High Street Funding Trust II 4.682%, 02/15/48 (144A) (a)	1,250,000	1,041,534
Prudential Financial, Inc. 5.125%, 5Y H15 + 3.162%, 03/01/52 (a) (c)	1,827,000	1,717,034

		14,022,340

Internet—0.1%
Expedia Group, Inc. 2.950%, 03/15/31 (a)	411,000	361,720
4.625%, 08/01/27 (a)	652,000	649,025

		1,010,745

Iron/Steel—0.3%
Nucor Corp. 3.125%, 04/01/32 (a)	3,902,000	3,503,977

Lodging—0.4%
Las Vegas Sands Corp. 3.200%, 08/08/24	4,495,000	4,407,739

Machinery-Diversified—0.2%
Xylem, Inc. 2.250%, 01/30/31 (a)	1,835,000	1,571,986

Media—0.7%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.700%, 04/01/51	6,000,000	3,902,578
Discovery Communications LLC 3.625%, 05/15/30 (a)	1,525,000	1,382,251
4.125%, 05/15/29 (a)	2,621,000	2,483,226

		7,768,055

Mining—0.2%
Barrick North America Finance LLC 5.750%, 05/01/43 (a)	2,247,000	2,403,706

Oil & Gas—2.1%
BP Capital Markets America, Inc. 4.812%, 02/13/33 (a)	2,753,000	2,775,615

Oil & Gas—(Continued)
BP Capital Markets PLC 4.375%, 5Y H15 + 4.036%, 06/22/25 (c)	982,000	957,956
Canadian Natural Resources Ltd. 2.950%, 07/15/30 (a)	2,106,000	1,856,710
Cenovus Energy, Inc. 2.650%, 01/15/32	855,000	708,516
ConocoPhillips Co. 5.300%, 05/15/53	892,000	916,781
Continental Resources, Inc. 2.875%, 04/01/32 (144A) (a)	2,394,000	1,942,097
4.375%, 01/15/28 (a)	1,596,000	1,545,284
5.750%, 01/15/31 (144A) (a)	507,000	504,698
Diamondback Energy, Inc. 3.125%, 03/24/31 (a)	2,336,000	2,076,292
4.250%, 03/15/52 (a)	1,585,000	1,279,440
EQT Corp. 5.700%, 04/01/28 (a)	833,000	845,343
6.125%, 02/01/25 (a)	1,500,000	1,506,675
Marathon Petroleum Corp. 4.500%, 04/01/48	2,723,000	2,279,754
Phillips 66 Co. 5.300%, 06/30/33 (a)	1,726,000	1,771,501
Valero Energy Corp. 4.000%, 04/01/29 (a)	1,705,000	1,640,849

		22,607,511

Packaging & Containers—0.3%
Berry Global, Inc. 1.650%, 01/15/27 (a)	1,986,000	1,788,048
CCL Industries, Inc. 3.050%, 06/01/30 (144A) (a)	1,885,000	1,651,236

		3,439,284

Pharmaceuticals—1.2%
AbbVie, Inc. 4.250%, 11/21/49	3,705,000	3,301,726
Becton Dickinson & Co. 2.823%, 05/20/30 (a)	1,581,000	1,413,046
Cigna Group 5.400%, 03/15/33 (a)	3,839,000	3,994,473
CVS Health Corp. 2.700%, 08/21/40 (a)	5,167,000	3,683,688

		12,392,933

Pipelines—2.7%
Cheniere Corpus Christi Holdings LLC 3.700%, 11/15/29 (a)	8,126,000	7,674,782
Energy Transfer LP 4.400%, 03/15/27 (a)	744,000	727,347
4.950%, 05/15/28 (a)	1,098,000	1,092,475
Kinder Morgan Energy Partners LP 5.800%, 03/15/35	311,000	316,644
6.950%, 01/15/38	1,655,000	1,816,300

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
MPLX LP 4.500%, 04/15/38	2,817,000	$2,506,752
4.950%, 03/14/52 (a)	4,864,000	4,326,753
5.000%, 03/01/33	249,000	243,919
ONEOK, Inc. 4.350%, 03/15/29	903,000	877,540
Plains All American Pipeline LP/PAA Finance Corp. 3.550%, 12/15/29	1,391,000	1,280,652
3.800%, 09/15/30 (a)	1,084,000	997,489
Targa Resources Corp. 4.200%, 02/01/33 (a)	2,537,000	2,332,603
Western Midstream Operating LP 4.750%, 08/15/28 (a)	4,080,000	3,982,702

		28,175,958

Real Estate Investment Trusts—5.1%
Alexandria Real Estate Equities, Inc. 1.875%, 02/01/33	2,419,000	1,883,112
2.950%, 03/15/34 (a)	4,689,000	3,909,893
4.750%, 04/15/35	599,000	581,031
American Tower Corp. 2.100%, 06/15/30 (a)	6,606,000	5,541,195
Boston Properties LP 3.250%, 01/30/31 (a)	2,182,000	1,872,117
3.400%, 06/21/29 (a)	1,000,000	896,872
4.500%, 12/01/28 (a)	2,671,000	2,543,899
Crown Castle, Inc. 2.250%, 01/15/31 (a)	6,806,000	5,635,763
Digital Realty Trust LP 3.600%, 07/01/29 (a)	2,306,000	2,162,429
3.700%, 08/15/27 (a)	2,492,000	2,403,150
Equinix, Inc. 2.150%, 07/15/30 (a)	6,801,000	5,762,016
Essex Portfolio LP 2.650%, 03/15/32 (a)	3,000,000	2,505,401
Highwoods Realty LP 4.200%, 04/15/29 (a)	1,424,000	1,288,155
7.650%, 02/01/34 (a)	1,191,000	1,284,854
Kimco Realty OP LLC 6.400%, 03/01/34	2,170,000	2,379,284
Mid-America Apartments LP 2.750%, 03/15/30 (a)	2,000,000	1,749,739
Piedmont Operating Partnership LP
3.150%, 08/15/30 (a)	1,863,000	1,410,150
9.250%, 07/20/28	1,592,000	1,680,656
Prologis LP 1.750%, 07/01/30 (a)	2,484,000	2,071,873
Realty Income Corp. 4.900%, 07/15/33 (a)	1,976,000	1,972,928
Welltower OP LLC 2.050%, 01/15/29 (a)	4,419,000	3,885,458

		53,419,975

Retail—0.5%
Dollar General Corp. 5.450%, 07/05/33 (a)	1,944,000	1,978,636
Ross Stores, Inc. 1.875%, 04/15/31 (a)	1,390,000	1,143,708
Tractor Supply Co. 1.750%, 11/01/30 (a)	1,350,000	1,105,618
5.250%, 05/15/33 (a)	950,000	974,527

		5,202,489

Semiconductors—0.7%
Broadcom, Inc. 2.600%, 02/15/33 (144A)	3,032,000	2,497,911
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.400%, 05/01/30	1,746,000	1,604,477
QUALCOMM, Inc. 1.650%, 05/20/32 (a)	3,000,000	2,446,844
5.400%, 05/20/33 (a)	1,110,000	1,198,399

		7,747,631

Software—0.7%
Oracle Corp. 3.600%, 04/01/50	1,087,000	805,148
4.650%, 05/06/30 (a)	2,401,000	2,391,566
VMware LLC 2.200%, 08/15/31 (a)	4,864,000	4,030,371

		7,227,085

Telecommunications—3.0%
AT&T, Inc. 3.500%, 06/01/41 (a)	9,197,000	7,303,155
4.850%, 03/01/39	2,000,000	1,913,683
Rogers Communications, Inc. 4.550%, 03/15/52 (a)	10,591,000	9,236,255
T-Mobile USA, Inc. 3.875%, 04/15/30	9,601,000	9,104,645
Telefonica Emisiones SA 5.213%, 03/08/47	1,000,000	926,554
Verizon Communications, Inc. 3.550%, 03/22/51 (a)	4,033,000	3,107,416

		31,591,708

Transportation—0.1%
TTX Co. 5.750%, 11/22/33 (144A)	923,000	986,011

Total Corporate Bonds & Notes (Cost $437,482,609)		398,316,700

Mutual Funds—2.9%

Investment Company Securities—2.9%
Invesco S&P 500 Equal Weight ETF (a)	32,727	5,164,321
iShares iBoxx $ High Yield Corporate Bond ETF (a)	196,831	15,232,751

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Mutual Funds—(Continued)

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—(Continued)
iShares iBoxx $ Investment Grade Corporate Bond ETF (a)	95,640	$10,583,522

Total Mutual Funds (Cost $30,252,993)		30,980,594

Preferred Stocks—0.0%

Household Products—0.0%
Henkel AG & Co. KGaA	2,064	166,011

Life Sciences Tools & Services—0.0%
Sartorius AG	214	78,735

Total Preferred Stocks (Cost $299,568)		244,746

Warrants—0.0%

Software—0.0%
Constellation Software, Inc. Expires 03/31/40 (b) (Cost $0)	208	0

Short-Term Investments—10.2%

Repurchase Agreement—2.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $30,680,363; collateralized by U.S. Treasury Notes at 4.625%, maturity dates ranging from 03/15/26 - 09/15/26, and an aggregate market value of $31,285,423.	30,671,844	30,671,844

U.S. Treasury—7.3%
U.S. Treasury Bills 4.831%, 01/11/24 (d)	40,721,000	40,667,790
5.321%, 06/13/24 (d)	36,800,000	35,958,370

		76,626,160

Total Short-Term Investments (Cost $107,269,181)		107,298,004

Securities Lending Reinvestments (e)—13.4%

Certificates of Deposit — 1.2%
Barclays Bank PLC 5.790%, SOFR + 0.400%, 02/14/24 (c)	3,000,000	3,000,846
Citibank NA 5.740%, SOFR + 0.350%, 02/20/24 (c)	2,000,000	2,000,492
Mizuho Bank Ltd. 5.790%, SOFR + 0.400%, 04/18/24 (c)	1,000,000	1,000,453
Royal Bank of Canada 5.880%, FEDEFF PRV + 0.550%, 09/20/24 (c)	2,000,000	2,001,240
Sumitomo Mitsui Banking Corp. 5.860%, SOFR + 0.460%, 01/11/24 (c)	3,000,000	3,000,369

Certificates of Deposit—(Continued)
Sumitomo Mitsui Trust Bank Ltd. 5.800%, SOFR + 0.400%, 04/24/24 (c)	2,000,000	2,001,190

		13,004,590

Repurchase Agreements—7.6%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $16,746,799; collateralized by various Common Stock with an aggregate market value of $18,641,226.	16,736,664	16,736,664
Barclays Bank PLC Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $900,533; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $918,503.	900,000	900,000
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $700,424; collateralized by various Common Stock with an aggregate market value of $780,368.	700,000	700,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/29/23 at 5.870%, due on 07/01/24 with a maturity value of $10,301,653; collateralized by U.S. Treasury Obligations with rates ranging from 0.875% - 3.750%, maturity dates ranging from 05/15/28 - 02/15/32, and various Common Stock with an aggregate market value of $10,200,046.	10,000,000	10,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $7,107,643; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $7,245,529.	7,103,460	7,103,460
National Bank of Canada
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/05/24 with a maturity value of $16,016,956; collateralized by various Common Stock with an aggregate market value of $17,855,827.	16,000,000	16,000,000
Repurchase Agreement dated 12/29/23 at 5.470%, due on 01/02/24 with a maturity value of $5,003,039; collateralized by various Common Stock with an aggregate market value of $5,580,036.	5,000,000	5,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $16,810,360; collateralized by various Common Stock with an aggregate market value of $18,749,036.	16,800,000	16,800,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/29/23 at 5.590%, due on 02/02/24 with a maturity value of $5,027,174; collateralized by various Common Stock with an aggregate market value of $5,556,418.	5,000,000	5,000,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $300,178; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $306,680.	300,000	$300,000
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $2,001,204; collateralized by various Common Stock with an aggregate market value of $2,205,722.	2,000,000	2,000,000

		80,540,124

Time Deposits—0.5%
DZ Bank AG (NY) 5.300%, 01/02/24	181,297	181,297
First Abu Dhabi Bank USA NV 5.320%, 01/02/24	5,000,000	5,000,000

		5,181,297

Mutual Funds—4.1%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (f)	2,000,000	2,000,000
Fidelity Investments Money Market Government Portfolio, Institutional Class 5.290% (f)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (f)	5,000,000	5,000,000
HSBC U.S. Government Money Market Fund, Class I 5.300% (f)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (f)	2,000,000	2,000,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (f)	5,000,000	5,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.320% (f)	7,000,000	7,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.270% (f)	18,435,739	18,435,739

		43,435,739

Total Securities Lending Reinvestments (Cost $142,157,161)		142,161,750

Total Investments—110.3% (Cost $1,107,505,350)		1,164,146,207
Other assets and liabilities (net)—(10.3)%		(108,764,555)

Net Assets—100.0%		$1,055,381,652

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $189,127,105 and the collateral received consisted of cash in the amount of $142,157,161 and non-cash collateral with a value of $53,197,001. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	The rate shown represents current yield to maturity.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2023.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, the market value of 144A securities was $47,055,229, which is 4.5% of net assets.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	8,884,000	MSIP	01/25/24	USD	5,838,840	$219,449
BRL	25,089,000	GSI	02/02/24	USD	5,049,613	106,908
CAD	4,309,000	MSIP	01/25/24	USD	3,178,544	74,481
CAD	7,252,181	MSIP	01/25/24	USD	5,289,000	185,941
CHF	6,624,000	UBSA	01/25/24	USD	7,543,345	349,746
CLP	4,443,738,000	UBSA	01/22/24	USD	5,034,827	3,671
COP	6,336,758,000	MSIP	01/22/24	USD	1,564,361	64,544
DKK	9,189,000	UBSA	01/25/24	USD	1,353,716	8,576
EUR	25,250,103	MSIP	01/25/24	USD	27,730,153	168,655
GBP	1,383,986	MSIP	01/25/24	USD	1,737,438	26,871
GBP	2,809,910	MSIP	01/25/24	USD	3,523,698	58,383
GBP	4,012,265	UBSA	01/25/24	USD	5,030,004	84,841
HUF	16,693,000	UBSA	01/25/24	USD	47,746	225
IDR	79,972,484,000	MSIP	01/22/24	USD	5,156,189	36,912
ILS	1,669,000	MSIP	01/25/24	USD	451,239	9,922
JPY	1,912,987,344	MSIP	01/25/24	USD	13,098,549	511,390
KRW	12,767,696,000	UBSA	01/22/24	USD	9,887,475	36,950
MYR	23,970,000	GSI	01/22/24	USD	5,119,060	104,059
NOK	9,591,000	MSIP	01/25/24	USD	901,057	43,461
NZD	1,673,761	JPMC	01/25/24	USD	1,009,817	48,332
NZD	1,675,803	JPMC	01/25/24	USD	1,009,744	49,696
NZD	1,769,304	JPMC	01/25/24	USD	1,066,550	52,002
NZD	2,162,500	JPMC	01/25/24	USD	1,306,109	61,021
NZD	2,276,315	JPMC	01/25/24	USD	1,373,431	65,652
NZD	2,522,916	JPMC	01/25/24	USD	1,521,870	73,114
NZD	1,816,485	MSIP	01/25/24	USD	1,095,382	52,997
NZD	2,522,916	UBSA	01/25/24	USD	1,523,829	71,156
SEK	21,498,000	MSIP	01/25/24	USD	2,072,305	61,014
TWD	27,025,000	GSI	01/22/24	USD	840,068	42,519

Contracts to Deliver
AUD	291,000	MSIP	01/25/24	USD	191,254	(7,188)
CAD	118,000	MSIP	01/25/24	USD	86,057	(3,025)
CZK	4,070,000	GSI	01/25/24	USD	181,581	(283)
EUR	9,373,000	MSIP	01/25/24	USD	10,247,998	(108,219)
GBP	875,387	GSI	01/25/24	USD	1,093,173	(22,773)
GBP	807,590	GSI	01/25/24	USD	1,008,044	(21,473)
GBP	1,096,984	MSIP	01/25/24	USD	1,370,096	(28,342)
GBP	1,215,825	UBSA	01/25/24	USD	1,520,322	(29,614)
GBP	1,215,824	UBSA	01/25/24	USD	1,518,317	(31,618)
GBP	1,042,135	UBSA	01/25/24	USD	1,302,513	(26,003)
GBP	852,649	UBSA	01/25/24	USD	1,064,394	(22,565)
GBP	806,606	UBSA	01/25/24	USD	1,007,223	(21,040)
IDR	11,057,320,000	MSIP	01/22/24	USD	703,549	(14,471)
INR	67,130,000	MSIP	01/22/24	USD	805,283	(950)
NZD	247,000	UBSA	01/25/24	USD	150,138	(6,016)
PHP	11,963,000	UBSA	01/22/24	USD	213,633	(2,390)
PLN	987,000	UBSA	01/25/24	USD	247,783	(2,990)
SGD	13,254,000	UBSA	01/25/24	USD	9,886,301	(166,758)
SGD	8,197,000	UBSA	01/25/24	USD	6,151,170	(66,192)
THB	20,474,000	UBSA	01/25/24	USD	584,529	(16,455)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Forward Foreign Currency Exchange Contracts—(Continued)

Cross Currency Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	298,427	MSIP	01/25/24	GBP	156,617	$3,851
AUD	15,699,000	UBSA	01/25/24	CAD	14,176,087	3,603
CAD	298,000	UBSA	01/25/24	EUR	197,776	6,448
CAD	499,368	MSIP	01/25/24	AUD	553,000	(117)
CHF	139,000	GSI	01/25/24	JPY	23,131,113	1,065
EUR	14,177,555	UBSA	01/25/24	SEK	159,339,000	(146,981)
JPY	348,831,340	UBSA	01/25/24	EUR	2,173,817	79,911

Net Unrealized Appreciation						$2,021,903

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro STOXX 50 Index Futures	03/15/24	725	EUR	32,936,750	$159,544
Euro-Bund Futures	03/07/24	43	EUR	5,900,460	177,967
FTSE 100 Index Futures	03/15/24	122	GBP	9,462,930	340,393
Nikkei 225 Index Futures	03/07/24	22	JPY	735,900,000	10,853
S&P 500 Index E-Mini Futures	03/15/24	297	USD	71,577,000	1,981,811
S&P TSX 60 Index Futures	03/14/24	59	CAD	14,990,720	382,341
SPI 200 Index Futures	03/21/24	90	AUD	17,066,250	268,180
TOPIX Index Futures	03/07/24	60	JPY	1,419,600,000	15,996
U.S. Treasury Long Bond Futures	03/19/24	370	USD	46,226,875	3,456,507
U.S. Treasury Note 2 Year Futures	03/28/24	202	USD	41,594,641	433,657
U.S. Treasury Note 5 Year Futures	03/28/24	267	USD	29,042,508	664,982
U.S. Treasury Ultra Long Bond Futures	03/19/24	3	USD	400,781	35,853

Futures Contracts—Short
Euro-Schatz Futures	03/07/24	(487)	EUR	(51,887,415)	(247,626)
U.S. Treasury Note 10 Year Futures	03/19/24	(644)	USD	(72,701,563)	(2,308,999)

Net Unrealized Appreciation					$5,371,459

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	3M SOFR	Quarterly	3.470%	Quarterly	01/25/34	USD	314,000,000	$1,262,406	$—	$1,262,406

(1)	There were no upfront premiums paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Glossary of Abbreviations

Counterparties

(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank NA
(MSIP)—	Morgan Stanley & Co. International PLC
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(CLP)—	Chilean Peso
(COP)—	Colombian Peso
(CZK)—	Czech Koruna
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HUF)—	Hungarian Forint
(IDR)—	Indonesian Rupiah
(ILS)—	Israeli Shekel
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(THB)—	Thai Baht
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(SOFR)—	Secured Overnight Financing Rate
(TSFR)—	Term Secured Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt
(DAC)—	Designated Activity Company
(ETF)—	Exchange-Traded Fund
(REIT)—	Real Estate Investment Trust

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$2,146,946	$938,769	$—	$3,085,715
Air Freight & Logistics	664,021	287,064	—	951,085
Automobile Components	657,361	718,521	—	1,375,882
Automobiles	6,398,730	3,350,830	—	9,749,560
Banks	14,679,767	10,856,539	—	25,536,306
Beverages	8,703,727	1,623,077	—	10,326,804
Biotechnology	6,397,089	337,437	—	6,734,526
Broadline Retail	15,294,335	636,565	—	15,930,900
Building Products	4,354,623	1,361,637	—	5,716,260
Capital Markets	11,480,409	2,270,896	—	13,751,305
Chemicals	6,058,038	3,282,345	—	9,340,383
Commercial Services & Supplies	3,442,452	—	—	3,442,452
Communications Equipment	4,926,033	366,347	—	5,292,380
Construction & Engineering	—	767,103	—	767,103
Construction Materials	—	348,402	—	348,402
Consumer Finance	2,099,130	—	—	2,099,130
Consumer Staples Distribution & Retail	6,122,563	717,115	—	6,839,678
Containers & Packaging	611,553	203,581	—	815,134
Diversified REITs	—	155,118	—	155,118
Diversified Telecommunication Services	1,525,736	2,321,382	—	3,847,118
Electric Utilities	2,155,151	2,268,326	—	4,423,477
Electrical Equipment	4,482,735	1,512,171	—	5,994,906
Electronic Equipment, Instruments & Components	1,244,924	1,148,301	—	2,393,225
Energy Equipment & Services	1,012,542	61,517	—	1,074,059
Entertainment	7,963,581	346,248	—	8,309,829
Financial Services	16,128,296	843,124	—	16,971,420
Food Products	1,872,944	2,318,874	—	4,191,818
Gas Utilities	—	161,552	—	161,552
Ground Transportation	5,109,359	95,898	—	5,205,257
Health Care Equipment & Supplies	7,629,963	688,863	—	8,318,826
Health Care Providers & Services	9,799,283	—	—	9,799,283
Health Care REITs	309,095	—	—	309,095
Health Care Technology	425,854	—	—	425,854
Hotels, Restaurants & Leisure	9,392,790	1,483,873	—	10,876,663
Household Durables	2,961,711	835,576	—	3,797,287
Household Products	7,486,644	263,117	—	7,749,761
Independent Power and Renewable Electricity Producers	—	252,407	—	252,407
Industrial Conglomerates	2,331,784	850,414	—	3,182,198
Industrial REITs	841,656	161,658	—	1,003,314
Insurance	11,207,842	3,886,129	—	15,093,971
Interactive Media & Services	24,676,641	448,713	—	25,125,354

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2023

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
IT Services	$5,881,941	$590,092	$—	$6,472,033
Leisure Products	—	123,495	—	123,495
Life Sciences Tools & Services	4,500,244	137,015	—	4,637,259
Machinery	8,788,296	2,139,981	—	10,928,277
Marine Transportation	—	270,333	—	270,333
Media	2,422,238	—	—	2,422,238
Metals & Mining	3,397,835	3,679,300	—	7,077,135
Multi-Utilities	605,736	1,131,640	—	1,737,376
Office REITs	—	207,638	—	207,638
Oil, Gas & Consumable Fuels	11,965,960	8,334,049	—	20,300,009
Paper & Forest Products	—	171,377	—	171,377
Personal Care Products	103,545	2,537,207	—	2,640,752
Pharmaceuticals	15,859,898	10,911,726	—	26,771,624
Professional Services	1,499,214	1,984,794	—	3,484,008
Real Estate Management & Development	126,541	468,181	—	594,722
Residential REITs	285,334	—	—	285,334
Retail REITs	468,572	—	—	468,572
Semiconductors & Semiconductor Equipment	30,919,911	3,915,566	—	34,835,477
Software	50,817,206	1,103,444	—	51,920,650
Specialized REITs	1,822,388	—	—	1,822,388
Specialty Retail	8,313,458	712,804	—	9,026,262
Technology Hardware, Storage & Peripherals	24,498,350	261,110	—	24,759,460
Textiles, Apparel & Luxury Goods	2,798,746	2,512,521	—	5,311,267
Trading Companies & Distributors	2,359,428	3,062,150	—	5,421,578
Transportation Infrastructure	105,833	—	—	105,833
Water Utilities	330,239	280,697	—	610,936
Wireless Telecommunication Services	1,013,125	960,458	—	1,973,583
Total Common Stocks	391,479,346	93,665,067	—	485,144,413
Total Corporate Bonds & Notes*	—	398,316,700	—	398,316,700
Total Mutual Funds*	30,980,594	—	—	30,980,594
Total Preferred Stocks*	—	244,746	—	244,746
Total Warrants*	—	0	—	0
Total Short-Term Investments*	—	107,298,004	—	107,298,004
Securities Lending Reinvestments
Certificates of Deposit	—	13,004,590	—	13,004,590
Repurchase Agreements	—	80,540,124	—	80,540,124
Time Deposits	—	5,181,297	—	5,181,297
Mutual Funds	43,435,739	—	—	43,435,739
Total Securities Lending Reinvestments	43,435,739	98,726,011	—	142,161,750
Total Investments	$465,895,679	$698,250,528	$—	$1,164,146,207

Collateral for Securities Loaned (Liability)	$—	$(142,157,161)	$—	$(142,157,161)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$2,767,366	$—	$2,767,366
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(745,463)	—	(745,463)
Total Forward Contracts	$—	$2,021,903	$—	$2,021,903
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$7,928,084	$—	$—	$7,928,084
Futures Contracts (Unrealized Depreciation)	(2,556,625)	—	—	(2,556,625)
Total Futures Contracts	$5,371,459	$—	$—	$5,371,459
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,262,406	$—	$1,262,406

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$1,164,146,207
Cash	160,507
Cash denominated in foreign currencies (c)	918,293
Cash collateral (d)	27,042,860
Unrealized appreciation on forward foreign currency exchange contracts	2,767,366
Receivable for:
Investments sold	155,305
Fund shares sold	126,580
Dividends and interest	5,175,011
Prepaid expenses	3,940

Total Assets	1,200,496,069
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	745,463
Collateral for securities loaned	142,157,161
Payables for:
Investments purchased	378,849
Fund shares redeemed	219,800
Variation margin on futures contracts	191,551
Variation margin on centrally cleared swap contracts	192,619
Accrued Expenses:
Management fees	548,252
Distribution and service fees	219,968
Deferred trustees’ fees	239,434
Other expenses	221,320

Total Liabilities	145,114,417

Net Assets	$1,055,381,652

Net Assets Consist of:
Paid in surplus	$1,057,888,896
Distributable earnings (Accumulated losses)	(2,507,244)

Net Assets	$1,055,381,652

Net Assets
Class B	$1,055,381,652
Capital Shares Outstanding*
Class B	92,645,081
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.39

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,107,505,350.
(b)	Includes securities loaned at value of $189,127,105.
(c)	Identified cost of cash denominated in foreign currencies was $908,691.
(d)	Includes collateral of $10,813,487 for futures contracts and $16,229,373 for centrally cleared swap contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$10,376,016
Interest	22,159,985
Securities lending income	539,269

Total investment income	33,075,270
Expenses
Management fees	6,684,667
Administration fees	84,000
Custodian and accounting fees	332,493
Distribution and service fees—Class B	2,606,721
Audit and tax services	103,789
Legal	55,847
Trustees’ fees and expenses	46,220
Shareholder reporting	42,744
Insurance	9,850
Miscellaneous	44,534

Total expenses	10,010,865
Less management fee waiver	(42,466)

Net expenses	9,968,399

Net Investment Income	23,106,871

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	32,098,426
Futures contracts	(2,894,741)
Swap contracts	(6,231,585)
Foreign currency transactions	(40,049)
Forward foreign currency transactions	(2,551,530)

Net realized gain (loss)	20,380,521

Net change in unrealized appreciation (depreciation) on:
Investments	99,386,038
Futures contracts	301,744
Swap contracts	2,078,678
Foreign currency transactions	53,625
Forward foreign currency transactions	265,577

Net change in unrealized appreciation (depreciation)	102,085,662

Net realized and unrealized gain (loss)	122,466,183

Net Increase (Decrease) in Net Assets From Operations	$145,573,054

(a)	Net of foreign withholding taxes of $407,333.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$23,106,871	$19,782,967
Net realized gain (loss)	20,380,521	(104,706,040)
Net change in unrealized appreciation (depreciation)	102,085,662	(211,336,768)

Increase (decrease) in net assets from operations	145,573,054	(296,259,841)

From Distributions to Shareholders
Class B	(19,813,877)	(95,867,634)

Total distributions	(19,813,877)	(95,867,634)

Increase (decrease) in net assets from capital share transactions	(129,115,489)	(65,020,973)

Total increase (decrease) in net assets	(3,356,312)	(457,148,448)

Net Assets
Beginning of period	1,058,737,964	1,515,886,412

End of period	$1,055,381,652	$1,058,737,964

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class B
Sales	1,044,126	$11,047,394	482,149	$5,226,618
Reinvestments	1,863,958	19,813,877	9,362,074	95,867,634
Redemptions	(15,175,931)	(159,976,760)	(14,944,338)	(166,115,225)

Net increase (decrease)	(12,267,847)	$(129,115,489)	(5,100,115)	$(65,020,973)

Increase (decrease) derived from capital shares transactions		$(129,115,489)		$(65,020,973)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$10.09	$13.78	$12.43	$13.12	$10.96

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23	0.18	0.13	0.10	0.23
Net realized and unrealized gain (loss)	1.27	(2.95)	1.28	0.10	2.11

Total income (loss) from investment operations	1.50	(2.77)	1.41	0.20	2.34

Less Distributions
Distributions from net investment income	(0.20)	(0.16)	(0.04)	(0.22)	(0.18)
Distributions from net realized capital gains	0.00	(0.76)	(0.02)	(0.67)	0.00

Total distributions	(0.20)	(0.92)	(0.06)	(0.89)	(0.18)

Net Asset Value, End of Period	$11.39	$10.09	$13.78	$12.43	$13.12

Total Return (%) (b)	15.02	(20.17)	11.42	2.11	21.49

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.94	0.93	0.94	0.92
Net ratio of expenses to average net assets (%) (c)	0.96	0.94	0.92	0.93	0.91
Ratio of net investment income (loss) to average net assets (%)	2.22	1.64	1.03	0.83	1.85
Portfolio turnover rate (%)	52	45	35	138	90
Net assets, end of period (in millions)	$1,055.4	$1,058.7	$1,515.9	$1,606.7	$1,785.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-26

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Schroders Global Multi-Asset Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Schroders Global Multi-Asset Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the Schroders Global Multi-Asset Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. Under Treasury regulations, subpart F income, if any, realized by a wholly-owned non-U.S. subsidiary (such as the Subsidiary) of the Portfolio and included in the Portfolio’s annual income for U.S. federal income purposes, will constitute qualifying income to the extent it is either (i) timely and currently repatriated or (ii) derived with respect to the Portfolio’s business of investing in stock, securities or currencies.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives. The Portfolio and the Subsidiary will be subject to the Portfolio’s fundamental investment restrictions and compliance policies and procedures on a consolidated basis.

By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by Schroder Investment Management North America Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2023, the Portfolio held $153,075 in the Subsidiary, representing 0.01% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

BHFTI-27

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete

BHFTI-28

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2023, the Portfolio received EU tax reclaim payments in the amount of $4,317 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Consolidated Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTI-29

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Consolidated Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Consolidated Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the

BHFTI-30

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $30,671,844. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $80,540,124. The combined value of all repurchase agreements is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(21,423,512)	$—	$—	$—	$(21,423,512)
Corporate Bonds & Notes	(108,759,795)	—	—	—	(108,759,795)
Mutual Funds	(11,973,854)	—	—	—	(11,973,854)
Total Borrowings	$(142,157,161)	$—	$—	$—	$(142,157,161)
Gross amount of recognized liabilities for securities lending transactions					$(142,157,161)

BHFTI-31

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity and interest rate futures were used investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these

BHFTI-32

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolio holds cleared swaps through accounts at a clearing member. The Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money market reference rates. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a)(b)	$1,262,406
	Unrealized appreciation on futures contracts (a)(c)	4,768,966	Unrealized depreciation on futures contracts (a)(c)	$2,556,625
Equity	Unrealized appreciation on futures contracts (a)(c)	3,159,118
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	2,767,366	Unrealized depreciation on forward foreign currency exchange contracts	745,463

Total		$11,957,856		$3,302,088

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its consolidated financial position for recognized assets and liabilities.

BHFTI-33

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Goldman Sachs International	$254,551	$(44,529)	$—	$210,022
JPMorgan Chase Bank NA	349,817	—	—	349,817
Morgan Stanley & Co. International PLC	1,517,871	(162,312)	—	1,355,559
UBS AG	645,127	(538,622)	—	106,505

	$2,767,366	$(745,463)	$—	$2,021,903

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Goldman Sachs International	$44,529	$(44,529)	$—	$—
Morgan Stanley & Co. International PLC	162,312	(162,312)	—	—
UBS AG	538,622	(538,622)	—	—

	$745,463	$(745,463)	$—	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(2,551,530)	$(2,551,530)
Futures contracts	(3,665,797)	771,056	—	(2,894,741)
Swap contracts	(6,231,585)	—	—	(6,231,585)

	$(9,897,382)	$771,056	$(2,551,530)	$(11,677,856)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$265,577	$265,577
Futures contracts	1,140,006	(838,262)	—	301,744
Swap contracts	2,078,678	—	—	2,078,678

	$3,218,684	$(838,262)	$265,577	$2,645,999

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$186,281,477
Futures contracts long	277,970,821
Futures contracts short	(232,236,227)
Swap contracts	310,083,333

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTI-34

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by factors including changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, embargoes, tariffs, insufficient storage capacity, war and international economic, political and regulatory developments. Certain commodities (and related derivatives) are susceptible to negative prices due to factors such as supply surpluses caused by global events. In addition, commodities markets (and commodity-linked derivative instruments) may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators and government regulation and intervention.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the

BHFTI-35

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: LIBOR was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The full impact of the transition on the Portfolio, the financial instruments in which the Portfolio invests and financial markets more generally cannot yet be fully determined.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$99,366,510	$384,813,197	$98,607,472	$566,928,661

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$6,684,667	0.680%	First $100 million
	0.660%	$100 million to $250 million
	0.640%	$250 million to $750 million
	0.620%	$750 million to $1.5 billion
	0.600%	Over $1.5 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-36

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period December 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	First $100 million
0.005%	$100 million to $200 million
0.015%	$200 million to $750 million
0.025%	$750 million to $1.25 billion
0.040%	$1.25 billion to $1.5 billion
0.020%	$1.5 billion to $1.75 billion
0.050%	Over $1.75 billion

For the period May 1, 2023 to November 30, 2023, the Adviser had agreed, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	First $100 million
(0.010)%	$100 million to $200 million
0.010%	$750 million to $1.25 billion
0.040%	$1.25 billion to $1.5 billion
0.020%	$1.5 billion to $1.75 billion
0.050%	Over $1.75 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under

BHFTI-37

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2023—(Continued)

contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$1,114,067,757

Gross unrealized appreciation	114,258,817
Gross unrealized (depreciation)	(62,258,823)

Net unrealized appreciation (depreciation)	$51,999,994

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$19,813,877	$38,387,605	$—	$57,480,029	$19,813,877	$95,867,634

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$18,169,905	$—	$52,030,364	$(72,468,078)	$(2,267,809)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had accumulated short-term capital losses of $72,468,078.

During the year ended December 31, 2023, the Portfolio utilized accumulated short-term capital losses of $24,623,431.

10. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-38

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Schroders Global Multi-Asset Portfolio and Subsidiary:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Schroders Global Multi-Asset Portfolio and Subsidiary (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-39

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-40

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-41

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-42

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-43

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Schroders Global Multi-Asset Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Schroder Investment Management North America Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2023 and underperformed the median of its Performance Universe and the average of its Morningstar Category for the three-and five-year periods ended June 30, 2023. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Portfolio Index, and its blended benchmark for the one-, three-, and five-year periods ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio. In addition, the Board considered that the

BHFTI-44

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective December 1, 2023.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and above the Sub-advised Expense Universe, each at the Portfolio’s current size.

BHFTI-45

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Managed By SSGA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B shares of the SSGA Emerging Markets Enhanced Index Portfolio returned 12.80% and 12.50%, respectively. The Portfolio’s benchmark, MSCI Emerging Markets Index¹, returned 9.83%.

MARKET ENVIRONMENT / CONDITIONS

While emerging markets (“EM”) equities posted positive gains in 2023, most of the gains were attributable to a bump from the U.S. Federal Reserve (the “Fed”) in December, in the form of a sooner than expected rate cuts message. Emerging markets significantly underperformed developed market equities on the year, despite optimism coming into 2023 surrounding the China reopening story, benign inflation, and EM central banks generally being ahead of the curve in our opinion. Wars in the Ukraine and Middle East, a first quarter banking crisis, and ongoing investor skepticism towards China all weighed heavily on investor appetite for EM equities.

China proved to be a headwind for the asset class throughout the year as it was the worst performing market amongst the MSCI EM Index at (-11.2%). Investors appeared unable to shake off concerns surrounding the prolonged property slump, ongoing geopolitical tensions, and regulatory overreach that negatively impacted the Information Technology (“IT”) sector and education industry in 2023.

Elsewhere in Asia, relatively strong returns came from India (+20.8%), South Korea (+23.2%), and Taiwan (+30.4%). Taiwanese equities benefitted from the artificial intelligence (“AI”) theme, as well as a turnaround in investor sentiment that saw inflows into the market after 3 years of outflows. Indian equities were boosted by favorable state elections in the fourth quarter, as well as an upturn in the residential market. India also appeared to be perceived as the beneficiary of the China overhang as it has relatively low economic linkage to China’s end demand and a global trade slowdown, and also benefits as companies look to diversify their supply chains away from China in our opinion.

Latin America was the best performing region within EM in 2023, led by Mexico (+41.3%), which has benefitted from the nearshoring theme and faster economic growth. Brazilian equities also posted impressive gains in 2023, returning (+32.7%) buoyed by falling inflation and an expectation that the central bank will carry on with easing monetary policy.

Europe, Middle East, and Africa (“EMEA”) was the worst performing region in EM (+4.6%), though Poland (+48.6%) was a bright spot behind election results ushering in Donald Tusk as Prime Minister. Turkey was a significant laggard (-5.7%) despite a return to more orthodox monetary policy. South African (+1.5%) equities also felt the impact of a falling currency.

From a sector perspective IT (+32.3%), Energy (+26.8%), and Financials (+11.5%) led the way during the period, with Real Estate (-7.5%), Consumer Discretionary (-3.4%), and Health Care (-1.3%) the laggards.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark for the year 2023 and was driven primarily by positioning in China, India, and Taiwan. Outperformance in India was helped by the Utilities and Capital Goods sectors, and an underweight to the Adani conglomerate. The Adani empire came under close scrutiny in the first quarter after serious allegations were made by a short-seller that the industrial conglomerate had manipulated its stock price and engaged in accounting fraud. Elsewhere in India the Portfolio added value via overweight positions to non-bank financial companies such as Power Finance and REC who are primarily engaged in lending to the power sector, and which have seen strong loan book growth and improvement in asset quality.

In China, positive stock selection in the IT sector driven by overweight positions to hardware manufacturers such as Lenovo, which benefitted from more profitable sales of high margin products despite an ongoing slowdown in personal computer demand. The Portfolio also benefitted from positioning in the Utilities sector in China. An underweight to ENN Energy contributed over the period as the gas supplier disappointed investors throughout 2023 with modest volume growth and a drop in integrated energy sales.

Within the technology heavy Taiwanese market, the Portfolio’s model favored the tech hardware and semiconductor names. Lite-on Technology, a manufacturer of power supply IT products rallied from a shift into higher margin products and expansion into non-PC sectors; and Quantas Computers, a major AI server system integrator has benefitted from a boom in demand. Notable underperformance occurred in markets of South Africa and Saudi Arabia. Within South Africa, the Portfolio’s overweight positions to Materials stocks Sibanye Stillwater and Impala Platinum detracted over the period and were impacted by weak platinum prices.

Underperformance in Saudi Arabia was primarily attributable to an overweight to Arab National Bank as operating expenses increased and negatively impacted the stock over the period. The largest changes in the Portfolio’s positioning throughout 2023 were a reduction in exposure to Hungarian and South African equities, with an increase in exposure to Qatar and Saudi Arabia. At the sector level, the Portfolio reduced exposure to Industrials and Health Care, while adding exposure to Consumer Discretionary and Utilities sectors.

At period end, the Portfolio maintained overweight positions to South Korea, Qatar, and Turkey, while underweight South Africa,

BHFTI-1

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Managed By SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

Hungary, and Peru. At the sector level, the Portfolio was overweight to IT and Consumer Discretionary, and underweight to Industrials and Consumer Staples.

Robert Luiso

Jay Siegrist

Portfolio Managers

SSGA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets.

BHFTI-2

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EMERGING MARKETS INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	Since Inception[1]
SSGA Emerging Markets Enhanced Index Portfolio
Class A	12.80	1.68
Class B	12.50	1.44
MSCI Emerging Markets Index	9.83	1.44

1 Inception date of the Class A and Class B shares was 04/29/19. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	6.9
Samsung Electronics Co. Ltd.	4.3
Tencent Holdings Ltd.	3.7
Alibaba Group Holding Ltd.	2.4
PDD Holdings, Inc.(ADR)	1.2
Reliance Industries Ltd.	1.1
Infosys Ltd.(ADR)	1.0
SK Hynix, Inc.	1.0
MediaTek, Inc.	0.9
Hon Hai Precision Industry Co. Ltd.	0.8

Top Countries

% of Net Assets
China	26.1
India	16.6
Taiwan	15.9
South Korea	13.0
Brazil	5.9
Saudi Arabia	4.2
Mexico	2.9
South Africa	2.9
Indonesia	2.0
Thailand	1.8

BHFTI-3

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Emerging Markets Enhanced Index Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A	Actual	0.75%	$1,000.00	$1,055.10	$3.88
	Hypothetical*	0.75%	$1,000.00	$1,021.43	$3.82

Class B	Actual	1.00%	$1,000.00	$1,053.10	$5.17
	Hypothetical*	1.00%	$1,000.00	$1,020.16	$5.09

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTI-4

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—96.5% of Net Assets

Security Description	Shares	Value

Brazil—4.3%
Ambev SA (ADR)	366,400	$1,025,920
B3 SA - Brasil Bolsa Balcao	268,200	797,589
Banco Bradesco SA	84,876	265,723
Banco Bradesco SA (ADR)	205,945	720,808
Banco do Brasil SA	103,300	1,180,170
CCR SA	61,000	177,550
CPFL Energia SA	86,500	685,508
CSN Mineracao SA	94,600	151,729
Energisa SA	37,300	413,099
Itau Unibanco Holding SA (ADR) (a)	344,000	2,390,800
JBS SA	165,500	845,975
Kepler Weber SA	79,800	179,249
Klabin SA	71,700	327,720
Mahle Metal Leve SA	3,610	26,237
Petroleo Brasileiro SA	127,000	1,015,429
Petroleo Brasileiro SA (ADR)	18,400	293,848
Raia Drogasil SA	31,200	188,318
Sao Martinho SA	4,476	26,959
SLC Agricola SA	87,340	337,790
Suzano SA	18,700	212,644
Telefonica Brasil SA	85,200	936,457
TOTVS SA	19,900	137,597
Vale SA	93,100	1,476,277
Vale SA (ADR)	104,100	1,651,026
Vibra Energia SA	28,100	131,386

		15,595,808

Chile—0.5%
Cencosud SA	434,167	815,594
Colbun SA	593,482	94,310
Empresas CMPC SA	200,494	386,874
SMU SA	1,397,410	256,638
Sociedad Quimica y Minera de Chile SA (ADR) (a)	7,300	439,606

		1,993,022

China—26.1%
3SBio, Inc.	713,500	687,138
Akeso, Inc. (b)	28,000	166,148
Alibaba Group Holding Ltd.	889,800	8,599,252
Aluminum Corp. of China Ltd. - Class A	153,700	122,544
Aluminum Corp. of China Ltd. - Class H	498,000	249,401
ANE Cayman, Inc. (b)	64,000	45,759
Anhui Conch Cement Co. Ltd. - Class A	5,100	16,271
Anhui Conch Cement Co. Ltd. - Class H	1	2
Anhui Expressway Co. Ltd. - Class H	78,000	76,955
Anhui Guangxin Agrochemical Co. Ltd. - Class A	12,180	24,894
Anhui Gujing Distillery Co. Ltd. - Class A	2,600	85,191
Anhui Yingjia Distillery Co. Ltd. - Class A	22,900	213,793
ANTA Sports Products Ltd.	29,200	284,588
BAIC Motor Corp. Ltd. - Class H	776,000	226,166
Baidu, Inc. - Class A (b)	152,700	2,269,321
Bairong, Inc. (b)	157,000	271,432
Bank of Changsha Co. Ltd. - Class A	41,800	40,156
Bank of Chengdu Co. Ltd. - Class A	40,000	63,459
Bank of China Ltd. - Class H	2,165,000	823,720
Bank of Hangzhou Co. Ltd. - Class A	34,400	48,507
Bank of Nanjing Co. Ltd. - Class A	68,500	71,239
Baoshan Iron & Steel Co. Ltd. - Class A	52,600	44,055
BeiGene Ltd. (b)	33,000	459,758
Beijing Yanjing Brewery Co. Ltd. - Class A	38,700	47,012
Bilibili, Inc. - Class Z (b)	9,040	109,614
Binjiang Service Group Co. Ltd.	12,000	25,273
BYD Co. Ltd. - Class A	11,900	331,723
BYD Co. Ltd. - Class H	68,000	1,868,636
BYD Electronic International Co. Ltd.	149,500	699,355
CGN Power Co. Ltd. - Class H	2,429,000	633,989
Chaoju Eye Care Holdings Ltd.	52,500	29,665
China Construction Bank Corp. - Class A	260,600	239,010
China Construction Bank Corp. - Class H	3,693,000	2,209,410
China Feihe Ltd.	69,000	37,677
China Foods Ltd.	156,000	58,718
China International Marine Containers Group Co. Ltd. - Class A	201,450	217,694
China International Marine Containers Group Co. Ltd. - Class H	147,850	94,388
China Jushi Co. Ltd. - Class A	25,429	35,206
China Medical System Holdings Ltd.	395,000	699,412
China Merchants Bank Co. Ltd. - Class A	109,200	429,775
China Merchants Bank Co. Ltd. - Class H	275,000	957,460
China National Accord Medicines Corp. Ltd. - Class A	62,430	254,999
China National Medicines Corp. Ltd. - Class A	42,600	171,820
China Nonferrous Mining Corp. Ltd.	306,000	200,674
China Overseas Land & Investment Ltd.	227,000	402,205
China Pacific Insurance Group Co. Ltd. - Class A	81,200	271,681
China Pacific Insurance Group Co. Ltd. - Class H	288,800	581,812
China Petroleum & Chemical Corp. - Class A	53,900	42,364
China Resources Land Ltd.	278,000	1,002,985
China Resources Medical Holdings Co. Ltd.	140,500	86,638
China Resources Power Holdings Co. Ltd.	294,000	588,506
China Shenhua Energy Co. Ltd. - Class A	61,811	273,065
China Shenhua Energy Co. Ltd. - Class H	266,000	910,468
China State Construction Engineering Corp. Ltd. - Class A	370,100	251,609
China Taiping Insurance Holdings Co. Ltd.	40,600	34,860
China Tower Corp. Ltd. - Class H	3,754,000	393,703
China Traditional Chinese Medicine Holdings Co. Ltd.	102,000	51,309
China United Network Communications Ltd. - Class A	387,100	238,744
China Vanke Co. Ltd. - Class H	272,700	251,604
Chlitina Holding Ltd.	12,000	76,376
Chongqing Brewery Co. Ltd. - Class A	6,900	64,552
Chongqing Zhifei Biological Products Co. Ltd. - Class A	10,700	92,340
CITIC Ltd.	78,000	78,369
CITIC Telecom International Holdings Ltd.	635,000	267,282
Contemporary Amperex Technology Co. Ltd. - Class A	16,820	386,408
COSCO SHIPPING Holdings Co. Ltd. - Class A	114,120	154,187
COSCO SHIPPING Holdings Co. Ltd. - Class H	303,200	304,511
Daqin Railway Co. Ltd. - Class A	430,500	437,585
DaShenLin Pharmaceutical Group Co. Ltd. - Class A	6,300	22,100
Dian Diagnostics Group Co. Ltd. - Class A	11,200	37,559
Dongfang Electric Corp. Ltd. - Class A	28,300	58,293
Dongyue Group Ltd.	173,000	125,102
E-Commodities Holdings Ltd.	142,000	28,327
EEKA Fashion Holdings Ltd.	77,000	139,843
Everest Medicines Ltd. (b)	66,000	176,803
FinVolution Group (ADR)	65,900	322,910
Foxconn Industrial Internet Co. Ltd. - Class A	50,000	106,177

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

China—(Continued)
Full Truck Alliance Co. Ltd. (ADR) (a) (b)	9,500	$66,595
Fuyao Glass Industry Group Co. Ltd. - Class H	21,200	103,022
GD Power Development Co. Ltd. - Class A	172,600	101,229
GDS Holdings Ltd. - Class A (b)	32,535	36,936
Geely Automobile Holdings Ltd.	199,000	217,815
Great Wall Motor Co. Ltd. - Class H	17,646	22,860
Guangdong Provincial Expressway Development Co. Ltd. - Class A	46,620	55,559
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. - Class A	22,200	89,462
H World Group Ltd. (ADR) (a)	10,300	344,432
Haidilao International Holding Ltd.	119,000	220,785
Haier Smart Home Co. Ltd. - Class A	65,800	195,428
Haier Smart Home Co. Ltd. - Class H (a)	101,400	287,367
Haitian International Holdings Ltd.	53,000	130,866
Hangzhou Binjiang Real Estate Group Co. Ltd. - Class A	29,813	30,516
Harbin Electric Co. Ltd. - Class H	402,000	107,098
Health & Happiness H&H International Holdings Ltd.	51,000	78,877
Hebei Yangyuan Zhihui Beverage Co. Ltd. - Class A	6,200	18,565
Hello Group, Inc. (ADR)	38,800	269,660
Henan Shenhuo Coal & Power Co. Ltd. - Class A	136,000	322,820
Hengan International Group Co. Ltd.	148,000	552,955
Hisense Home Appliances Group Co. Ltd. - Class A	29,500	84,720
Hisense Home Appliances Group Co. Ltd. - Class H	138,000	297,177
HLA Group Corp. Ltd. - Class A	367,600	385,174
Huadong Medicine Co. Ltd. - Class A	21,200	123,767
Huafon Chemical Co. Ltd. - Class A	104,100	98,441
Huaibei Mining Holdings Co. Ltd. - Class A	102,400	239,978
Huayu Automotive Systems Co. Ltd. - Class A	62,300	142,897
Hubei Jumpcan Pharmaceutical Co. Ltd. - Class A	29,300	129,705
Hubei Xingfa Chemicals Group Co. Ltd. - Class A	22,900	59,133
Hunan Valin Steel Co. Ltd. - Class A	89,500	64,942
Industrial & Commercial Bank of China Ltd. - Class H	1,992,000	972,366
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. - Class A	167,100	88,062
Innovent Biologics, Inc. (b)	117,000	638,869
iQIYI, Inc. (ADR) (a) (b)	22,100	107,848
JD Health International, Inc. (b)	26,665	133,049
JD.com, Inc. - Class A	100,254	1,445,024
Jiangsu Expressway Co. Ltd. - Class H	256,000	230,254
Jiangsu Linyang Energy Co. Ltd. - Class A	35,400	31,856
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. - Class A	24,500	119,635
Jiangxi Copper Co. Ltd. - Class A	19,500	49,044
Jiangxi Copper Co. Ltd. - Class H	236,000	333,017
Jiangxi Ganyue Expressway Co. Ltd. - Class A	99,200	57,464
JNBY Design Ltd.	92,500	124,372
Joincare Pharmaceutical Group Industry Co. Ltd. - Class A	27,499	48,144
Jointown Pharmaceutical Group Co. Ltd. - Class A	135,172	133,546
JOYY, Inc. (ADR)	16,000	635,200
KE Holdings, Inc. (ADR)	17,800	288,538
Kuaishou Technology (b)	124,700	842,391
Kunlun Energy Co. Ltd.	978,000	881,018
Kweichow Moutai Co. Ltd. - Class A	3,700	898,750
LB Group Co. Ltd. - Class A	26,700	64,416
Lenovo Group Ltd.	954,000	1,329,465
Li Auto, Inc. - Class A (b)	54,200	1,015,412
Lingyi iTech Guangdong Co. - Class A	505,000	479,614
Longfor Group Holdings Ltd.	162,500	260,632
Lonking Holdings Ltd.	235,000	36,711
Lufax Holding Ltd. (ADR) (a)	73,675	226,182
Luxi Chemical Group Co. Ltd. - Class A	23,600	33,434
Luzhou Laojiao Co. Ltd. - Class A	4,000	101,637
Meihua Holdings Group Co. Ltd. - Class A	69,800	93,907
Meituan - Class B (b)	199,710	2,104,953
MINISO Group Holding Ltd.	63,200	323,655
Nanjing Iron & Steel Co. Ltd. - Class A	104,300	54,393
NetDragon Websoft Holdings Ltd.	86,000	136,121
NetEase, Inc.	131,400	2,438,707
New Oriental Education & Technology Group, Inc. (b)	82,000	597,710
Nongfu Spring Co. Ltd. - Class H	14,600	84,119
PDD Holdings, Inc. (ADR) (a) (b)	29,300	4,286,883
PetroChina Co. Ltd. - Class A	427,900	425,650
PetroChina Co. Ltd. - Class H	2,184,000	1,439,707
PICC Property & Casualty Co. Ltd. - Class H	58,000	68,846
Ping An Insurance Group Co. of China Ltd. - Class A	105,300	597,200
Ping An Insurance Group Co. of China Ltd. - Class H	426,500	1,929,254
Pop Mart International Group Ltd.	79,400	205,407
Qifu Technology, Inc. (ADR) (a)	6,400	101,248
Satellite Chemical Co. Ltd. - Class A (b)	138,600	289,543
Shaanxi Coal Industry Co. Ltd. - Class A	32,400	95,378
Shandong Jinjing Science & Technology Co. Ltd. - Class A	45,500	42,785
Shandong Sun Paper Industry JSC Ltd. - Class A	51,400	88,127
Shanghai International Port Group Co. Ltd. - Class A	219,000	151,223
Shanghai Pharmaceuticals Holding Co. Ltd. - Class A	28,000	65,992
Shanghai Pharmaceuticals Holding Co. Ltd. - Class H	294,100	429,892
Shanxi Coal International Energy Group Co. Ltd. - Class A	23,900	58,959
Shanxi Lu’an Environmental Energy Development Co. Ltd. - Class A	80,700	249,092
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. - Class A	5,160	168,490
Shenzhen Expressway Corp. Ltd. - Class A	72,800	92,241
Shenzhen Expressway Corp. Ltd. - Class H	156,000	125,986
Shenzhen Kingkey Smart Agriculture Times Co. Ltd. - Class A	31,600	81,451
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. - Class A	4,700	192,871
Shenzhen New Industries Biomedical Engineering Co. Ltd. - Class A	8,100	89,208
Shenzhen Tagen Group Co. Ltd. - Class A	239,800	155,362
Sichuan Changhong Electric Co. Ltd. - Class A	71,600	53,516
Sichuan Kelun Pharmaceutical Co. Ltd. - Class A	64,600	264,233
Sinopec Engineering Group Co. Ltd. - Class H	216,500	110,907
Sinotrans Ltd. - Class H	951,000	397,788
Sinotruk Hong Kong Ltd.	352,000	693,247
Sunac Services Holdings Ltd.	326,000	77,914
Sunny Optical Technology Group Co. Ltd.	14,900	136,998
Suzhou Dongshan Precision Manufacturing Co. Ltd. - Class A	53,400	136,620
TAL Education Group (ADR) (b)	4,180	52,793
TangShan Port Group Co. Ltd. - Class A	323,600	159,659
TBEA Co. Ltd. - Class A	163,352	317,435
Tencent Holdings Ltd.	352,000	13,298,826
Tencent Music Entertainment Group (ADR) (b)	91,500	824,415
Tian Di Science & Technology Co. Ltd. - Class A	108,500	83,191
Tian Ge Interactive Holdings Ltd.	66,231	3,556
Tianli International Holdings Ltd.	116,122	48,169
Tingyi Cayman Islands Holding Corp.	125,876	154,443
Tongcheng Travel Holdings Ltd. (b)	9,614	17,860
Topsports International Holdings Ltd.	323,000	251,230

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

China—(Continued)
Trip.com Group Ltd. (b)	8,100	$291,365
Trip.com Group Ltd. (ADR) (b)	26,700	961,467
Tsingtao Brewery Co. Ltd. - Class A	8,400	88,412
Tsingtao Brewery Co. Ltd. - Class H	58,000	388,443
Uni-President China Holdings Ltd.	205,000	145,798
Vipshop Holdings Ltd. (ADR) (b)	59,900	1,063,824
Want Want China Holdings Ltd.	75,000	45,313
Weibo Corp. (ADR) (a)	17,100	187,245
Weichai Power Co. Ltd. - Class A	67,800	130,803
Weichai Power Co. Ltd. - Class H	275,000	460,104
Western Mining Co. Ltd. - Class A	170,200	341,934
Wingtech Technology Co. Ltd. - Class A (b)	10,400	61,860
Wuliangye Yibin Co. Ltd. - Class A	9,800	193,565
WuXi AppTec Co. Ltd. - Class A	22,391	230,764
WuXi AppTec Co. Ltd. - Class H (a)	84,300	861,951
Wuxi Biologics Cayman, Inc. (b)	181,000	683,726
XD, Inc. (b)	14,000	18,231
Xiamen C & D, Inc. - Class A	25,600	34,713
Xiaomi Corp. - Class B (b)	1,138,800	2,267,303
Xinhua Winshare Publishing & Media Co. Ltd. - Class A	56,400	108,505
XPeng, Inc. - A Shares (b)	7,000	51,096
Yadea Group Holdings Ltd.	350,000	613,957
Yihai International Holding Ltd.	65,000	103,163
YongXing Special Materials Technology Co. Ltd. - Class A	5,670	41,649
Youdao, Inc. (ADR) (a) (b)	9,800	38,612
Yuexiu Property Co. Ltd.	170,300	138,570
Yum China Holdings, Inc.	6,100	258,823
Yutong Bus Co. Ltd. - Class A	115,700	215,960
Zai Lab Ltd. (ADR) (a) (b)	7,217	197,241
Zangge Mining Co. Ltd. - Class A	18,800	67,070
Zhejiang Century Huatong Group Co. Ltd. - Class A (b)	11,850	8,613
Zhejiang Expressway Co. Ltd. - Class H	158,000	105,340
Zhejiang Jiahua Energy Chemical Industry Co. Ltd. - Class A	172,000	208,190
Zhongjin Gold Corp. Ltd. - Class A	106,100	149,372
Zijin Mining Group Co. Ltd. - Class H	108,000	176,476
ZTE Corp. - Class A	34,600	128,964
ZTE Corp. - Class H	218,800	487,449
ZTO Express Cayman, Inc. (ADR)	13,700	291,536

		95,180,834

Czech Republic—0.4%
CEZ AS	9,765	418,435
Komercni Banka AS	9,048	292,968
Moneta Money Bank AS	133,141	557,328
Philip Morris CR AS	38	26,546

		1,295,277

Egypt—0.1%
Abou Kir Fertilizers & Chemical Industries	75,943	123,735
Eastern Co. SAE	179,207	98,323
ElSewedy Electric Co.	254,173	142,168

		364,226

Greece—0.5%
Danaos Corp.	558	41,325
Jumbo SA	4,580	127,046
Motor Oil Hellas Corinth Refineries SA	9,085	238,138
Mytilineos SA	22,376	906,676
OPAP SA	35,430	601,452

		1,914,637

Hong Kong—0.2%
Bosideng International Holdings Ltd.	1,056,000	473,647
China High Speed Transmission Equipment Group Co. Ltd. (a) (b)	110,000	23,106
Sino Biopharmaceutical Ltd.	147,000	65,748
Skyworth Group Ltd.	210,340	80,480
United Laboratories International Holdings Ltd.	276,000	247,650

		890,631

Hungary—0.1%
MOL Hungarian Oil & Gas PLC	21,992	179,142

India—16.6%
360 ONE WAM Ltd.	30,880	262,882
Adani Power Ltd. (b)	54,362	340,447
Amara Raja Energy & Mobility Ltd.	38,032	372,029
Apollo Hospitals Enterprise Ltd.	4,213	288,728
Apollo Tyres Ltd.	24,674	134,408
Arvind Ltd.	32,580	101,738
Asian Paints Ltd.	2,686	109,499
Aster DM Healthcare Ltd. (b)	46,157	226,698
Aurobindo Pharma Ltd.	52,431	683,520
Axis Bank Ltd.	134,744	1,778,738
Bajaj Auto Ltd.	6,317	517,057
Bajaj Consumer Care Ltd.	91,815	242,437
Bajaj Finance Ltd.	6,081	533,876
Bank of Baroda	128,930	357,019
Bayer CropScience Ltd.	1,240	81,951
Bharat Electronics Ltd.	267,930	590,659
Bharat Petroleum Corp. Ltd.	114,971	622,599
Bharti Airtel Ltd.	62,630	774,218
Bombay Burmah Trading Co.	6,950	131,344
Britannia Industries Ltd.	791	50,728
CESC Ltd.	123,023	194,611
Chennai Petroleum Corp. Ltd.	28,528	239,031
Cipla Ltd.	13,734	206,262
Coal India Ltd.	251,299	1,133,527
Colgate-Palmolive India Ltd.	4,757	144,266
Cyient Ltd.	11,704	320,161
DCM Shriram Ltd.	9,927	122,289
Dr Reddy’s Laboratories Ltd.	15,907	1,108,898
Engineers India Ltd.	81,707	167,679
Finolex Cables Ltd.	22,810	293,045
GAIL India Ltd.	534,338	1,040,257
General Insurance Corp. of India	48,549	179,539
Glenmark Pharmaceuticals Ltd.	35,766	365,903
Godrej Consumer Products Ltd.	5,700	77,289
Grasim Industries Ltd.	38,164	976,331
Great Eastern Shipping Co. Ltd.	23,450	274,821
Gujarat Pipavav Port Ltd.	115,327	211,445
Gujarat State Fertilizers & Chemicals Ltd.	42,606	123,678
Gujarat State Petronet Ltd.	49,899	183,348
HCL Technologies Ltd.	89,929	1,584,119
HDFC Asset Management Co. Ltd.	4,906	188,826
HDFC Bank Ltd.	104,715	2,147,419
Hero MotoCorp Ltd.	816	40,603
Hindalco Industries Ltd.	173,743	1,279,880
Hindustan Aeronautics Ltd.	31,520	1,062,462
Hindustan Unilever Ltd.	24,992	798,202
ICICI Bank Ltd.	206,027	2,468,400
Indian Bank	18,219	92,056
Indian Hotels Co. Ltd.	24,507	128,912

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

India—(Continued)
Indian Oil Corp. Ltd.	633,248	$986,211
Indo Count Industries Ltd.	55,890	205,122
Infosys Ltd.	3,819	70,688
Infosys Ltd. (ADR) (a)	203,300	3,736,654
ITC Ltd.	207,681	1,151,568
JB Chemicals & Pharmaceuticals Ltd.	1,748	33,987
Jindal Stainless Ltd.	10,301	70,457
Jindal Steel & Power Ltd.	9,476	84,940
JK Tyre & Industries Ltd.	14,866	70,907
JSW Steel Ltd.	84,659	892,150
Karnataka Bank Ltd.	44,188	124,017
Karur Vysya Bank Ltd.	16,127	32,574
Kaveri Seed Co. Ltd.	17,589	129,015
Kotak Mahindra Bank Ltd.	26,360	602,692
LT Foods Ltd.	128,969	313,604
Lupin Ltd.	15,235	242,267
Mahindra & Mahindra Ltd.	81,607	1,689,409
Manappuram Finance Ltd.	174,547	359,384
Maruti Suzuki India Ltd.	1,677	207,455
Max Healthcare Institute Ltd.	32,438	267,125
Motilal Oswal Financial Services Ltd.	5,526	82,225
Muthoot Finance Ltd.	25,055	442,116
National Aluminium Co. Ltd.	289,834	460,154
NCC Ltd.	39,746	79,476
NHPC Ltd.	336,193	261,057
NLC India Ltd.	52,354	158,092
NMDC Ltd.	156,949	393,906
NTPC Ltd.	425,649	1,584,677
Oil & Natural Gas Corp. Ltd.	446,227	1,100,422
Oil India Ltd.	75,807	339,500
Oracle Financial Services Software Ltd.	2,916	148,109
Petronet LNG Ltd.	12,945	34,633
Piramal Enterprises Ltd.	6,951	77,609
Polyplex Corp. Ltd.	2,226	28,010
Power Finance Corp. Ltd.	223,507	1,024,213
Power Grid Corp. of India Ltd.	485,696	1,379,485
PTC India Ltd.	54,244	123,732
Raymond Ltd.	8,398	173,610
REC Ltd.	207,946	1,026,998
Reliance Industries Ltd.	131,872	4,095,692
Shriram Finance Ltd.	8,737	215,419
Sonata Software Ltd.	19,166	170,358
State Bank of India	162,508	1,250,803
Sun Pharmaceutical Industries Ltd.	67,024	1,013,488
Supreme Industries Ltd.	13,499	732,743
Surya Roshni Ltd.	9,596	90,007
Tata Communications Ltd.	11,813	251,375
Tata Motors Ltd.	138,181	1,292,513
Tata Steel Ltd.	168,697	282,100
Tech Mahindra Ltd.	69,546	1,062,031
Titan Co. Ltd.	2,062	91,274
Torrent Power Ltd.	30,933	346,403
Triveni Turbine Ltd. (b)	39,954	202,744
Uflex Ltd.	3,785	21,982
Ujjivan Small Finance Bank Ltd.	373,663	255,646
UltraTech Cement Ltd.	914	115,058
Union Bank of India Ltd.	65,467	93,466
UPL Ltd.	101,043	712,995
Varun Beverages Ltd.	55,290	821,523
Vedanta Ltd.	120,627	373,807
Voltamp Transformers Ltd.	1,800	140,789
Welspun Living Ltd.	78,228	136,068
West Coast Paper Mills Ltd.	9,521	83,526
Wipro Ltd.	121,298	685,268
Zensar Technologies Ltd.	20,644	151,140
Zomato Ltd. (b)	58,358	86,502

		60,316,804

Indonesia—2.0%
Astra International Tbk. PT	2,970,400	1,088,467
Bank Central Asia Tbk. PT	2,435,700	1,485,606
Bank Mandiri Persero Tbk. PT	3,771,600	1,479,490
Bank Negara Indonesia Persero Tbk. PT	955,600	333,023
Bank Rakyat Indonesia Persero Tbk. PT	5,518,400	2,045,906
Barito Pacific Tbk. PT	471,000	40,634
Indofood Sukses Makmur Tbk. PT	1,771,100	741,593
Sumber Alfaria Trijaya Tbk. PT	656,600	124,894

		7,339,613

Malaysia—1.1%
Alliance Bank Malaysia Bhd.	386,200	284,851
AMMB Holdings Bhd.	268,654	234,269
Berjaya Food Bhd.	3,119	407
Bermaz Auto Bhd.	336,700	172,831
Bumi Armada Bhd. (b)	425,900	45,802
CIMB Group Holdings Bhd.	624,723	795,071
Eco World Development Group Bhd.	130,000	29,671
Genting Bhd.	344,400	345,986
IJM Corp. Bhd.	340,000	138,901
IOI Corp. Bhd.	254,200	217,328
Kuala Lumpur Kepong Bhd.	13,400	63,582
Mah Sing Group Bhd.	409,900	73,946
Malayan Banking Bhd.	44,367	85,820
Padini Holdings Bhd.	33,384	25,500
Public Bank Bhd.	209,000	194,986
RHB Bank Bhd.	483,021	572,613
Sime Darby Bhd.	117,800	60,205
Sime Darby Plantation Bhd.	361,200	350,341
Ta Ann Holdings Bhd.	86,500	68,893
Tenaga Nasional Bhd.	34,000	74,275
TSH Resources Bhd.	345,000	73,153
United Plantations Bhd.	31,300	121,130
YTL Power International Bhd.	101,800	56,247

		4,085,808

Mexico—2.9%
Alfa SAB de CV - Class A	350,900	280,827
Alsea SAB de CV (b)	97,400	369,100
America Movil SAB de CV	709,373	657,531
Arca Continental SAB de CV	89,200	971,634
Banco del Bajio SA	255,200	852,119
Cemex SAB de CV (ADR) (b)	168,000	1,302,000
Coca-Cola Femsa SAB de CV	15,200	144,320
Fibra Uno Administracion SA de CV (REIT)	559,900	1,005,650
Fomento Economico Mexicano SAB de CV	45,600	594,699
GMexico Transportes SAB de CV - Class C	12,323	27,722
Gruma SAB de CV - Class B	39,245	718,178
Grupo Financiero Banorte SAB de CV - Class O	194,000	1,954,738

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Mexico—(Continued)
Grupo Mexico SAB de CV - Series B	34,600	$192,306
Kimberly-Clark de Mexico SAB de CV - Class A	41,200	92,319
Orbia Advance Corp. SAB de CV	88,400	195,687
Promotora y Operadora de Infraestructura SAB de CV	28,825	311,081
Southern Copper Corp. (a)	2,100	180,747
Ternium SA (ADR)	615	26,119
TF Administradora Industrial S de Real de CV (REIT)	9,849	21,077
Wal-Mart de Mexico SAB de CV	170,500	716,801

		10,614,655

Philippines—0.4%
Bank of the Philippine Islands	39,881	74,708
Bloomberry Resorts Corp. (b)	225,900	40,129
DMCI Holdings, Inc.	1,023,400	180,366
GT Capital Holdings, Inc.	5,430	57,825
International Container Terminal Services, Inc.	162,670	720,468
Metropolitan Bank & Trust Co.	186,980	173,148
PLDT, Inc.	5,540	128,199
Robinsons Land Corp.	255,900	73,640
Semirara Mining & Power Corp.	195,600	106,770

		1,555,253

Poland—0.9%
Bank Handlowy w Warszawie SA	2,004	51,633
Bank Polska Kasa Opieki SA	28,224	1,090,437
Budimex SA	431	68,568
LPP SA	35	143,986
Powszechna Kasa Oszczednosci Bank Polski SA (b)	100,514	1,285,097
Powszechny Zaklad Ubezpieczen SA	25,479	306,053
Santander Bank Polska SA	1,397	173,853

		3,119,627

Qatar—1.1%
Commercial Bank PSQC	189,071	308,947
Industries Qatar QSC	17,124	60,640
Ooredoo QPSC	287,937	860,340
Qatar International Islamic Bank QSC	112,534	325,696
Qatar Islamic Bank SAQ	213,637	1,226,261
Qatar National Bank QPSC	226,363	997,737
Vodafone Qatar QSC	183,583	94,800

		3,874,421

Russia—0.0%
Gazprom PJSC (b) (c) (d)	595,658	0
Lukoil PJSC (b) (c) (d)	28,706	0
MMC Norilsk Nickel PJSC (ADR) (b) (c) (d)	9,141	0
Mobile TeleSystems PJSC (b) (c) (d)	253,200	0
Novatek PJSC (GDR) (b) (c) (d)	1,686	0
Novolipetsk Steel PJSC (GDR) (b) (c) (d)	19,696	0
PhosAgro PJSC (b) (c) (d)	287	0
PhosAgro PJSC (GDR) (b) (c) (d)	44,560	0
Rosneft Oil Co. PJSC (b) (c) (d)	77,745	0
Sberbank of Russia PJSC † (b) (c) (d)	879,480	0
Severstal PAO (GDR) (b) (c) (d)	30,364	0
Tatneft PJSC (ADR) (b) (c) (d)	7,842	0
X5 Retail Group NV (GDR) (b) (c) (d)	23,631	0

		0

Saudi Arabia—4.2%
Abdullah Al Othaim Markets Co.	102,399	357,617
Al Rajhi Bank	67,879	1,573,839
Al-Dawaa Medical Services Co.	4,069	114,528
Alinma Bank	99,451	1,027,283
Almunajem Foods Co.	15,531	299,170
Arab National Bank	110,549	747,506
Arabian Centres Co. Ltd.	9,540	52,283
Arriyadh Development Co.	14,702	82,381
Astra Industrial Group	9,151	322,533
Banque Saudi Fransi	68,606	731,727
Etihad Etisalat Co.	74,182	977,173
Leejam Sports Co. JSC	5,269	283,830
Middle East Healthcare Co. (b)	2,131	50,327
Mobile Telecommunications Co. Saudi Arabia	205,456	774,314
Mouwasat Medical Services Co.	16	477
National Medical Care Co.	5,108	237,513
Riyad Bank	83,276	634,081
SABIC Agri-Nutrients Co.	31,195	1,148,978
Sahara International Petrochemical Co.	74,581	676,921
Saudi Arabian Mining Co. (b)	2,520	29,659
Saudi Arabian Oil Co.	77,669	684,585
Saudi Aramco Base Oil Co.	21,199	800,008
Saudi Awwal Bank	31,121	311,802
Saudi Basic Industries Corp.	32,811	728,758
Saudi Electricity Co.	18,327	92,656
Saudi National Bank	79,202	816,514
Saudi Telecom Co.	157,271	1,695,924
United Electronics Co.	244	5,729

		15,258,116

South Africa—2.9%
Absa Group Ltd.	14,329	127,894
Anglo American Platinum Ltd.	1,704	89,584
Clicks Group Ltd.	8,032	143,083
Exxaro Resources Ltd.	6,056	67,557
FirstRand Ltd.	65,018	260,992
Gold Fields Ltd.	26,162	384,281
Harmony Gold Mining Co. Ltd.	48,673	319,902
Investec Ltd.	52,052	357,308
Kumba Iron Ore Ltd.	21,809	733,463
Momentum Metropolitan Holdings	311,700	371,987
Naspers Ltd. - Class N	10,254	1,755,195
Old Mutual Ltd.	483,946	345,994
Omnia Holdings Ltd.	37,943	135,632
Sanlam Ltd.	256,435	1,021,167
Sappi Ltd.	99,191	239,113
Sasol Ltd.	3,326	33,353
Shoprite Holdings Ltd.	68,161	1,024,210
Sibanye Stillwater Ltd.	195,045	263,614
Standard Bank Group Ltd.	137,136	1,557,095
Sun International Ltd.	43,484	97,222
Super Group Ltd.	27,071	43,944
Truworths International Ltd.	86,088	349,328
Wilson Bayly Holmes-Ovcon Ltd. (b)	6,712	47,660
Woolworths Holdings Ltd.	157,971	623,912
Zeda Ltd. (b)	30,680	21,388

		10,414,878

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

South Korea—12.5%
Aekyung Industrial Co. Ltd.	6,662	$96,102
Celltrion, Inc.	678	105,814
Chong Kun Dang Pharmaceutical Corp.	2,764	280,126
Daishin Securities Co. Ltd.	7,336	81,392
DB Insurance Co. Ltd.	12,552	814,127
Doosan Bobcat, Inc.	18,675	727,872
Ecopro BM Co. Ltd. (b)	1,194	264,596
Ecopro Co. Ltd. (b)	621	309,606
GS Holdings Corp.	9,563	303,312
Hana Financial Group, Inc.	32,055	1,077,674
Hankook Tire & Technology Co. Ltd.	22,455	789,045
Hanwha Aerospace Co. Ltd.	4,052	390,168
HD Hyundai Co. Ltd.	4,187	205,261
Hyundai Glovis Co. Ltd.	5,704	845,871
Hyundai Mobis Co. Ltd.	4,657	852,451
Hyundai Motor Co.	11,205	1,765,634
KB Financial Group, Inc.	34,276	1,433,606
KC Tech Co. Ltd.	3,595	74,414
KCC Corp.	1,208	213,937
KG Chemical Corp.	35,755	189,260
Kia Corp.	23,810	1,843,875
Korea Electric Terminal Co. Ltd.	3,201	186,090
Korea Investment Holdings Co. Ltd.	2,864	135,830
Korean Air Lines Co. Ltd. (b)	32,405	599,925
Korean Reinsurance Co.	943	5,242
KT&G Corp.	10,439	703,523
Kumho Petrochemical Co. Ltd.	4,665	480,536
LG Chem Ltd.	995	383,251
LG Corp.	2,168	144,220
LG Electronics, Inc.	6,896	542,884
LG Energy Solution Ltd. (b)	453	149,444
LG Innotek Co. Ltd.	778	143,977
LS Corp.	1,163	83,800
Meritz Financial Group, Inc. (b)	1,104	50,587
Mirae Asset Securities Co. Ltd.	136,436	806,238
NAVER Corp.	2,477	428,696
NH Investment & Securities Co. Ltd. - Class C	28,951	231,719
OCI Holdings Co. Ltd.	397	32,614
Orion Corp.	798	71,548
Orion Holdings Corp.	3,874	43,860
POSCO Holdings, Inc.	4,782	1,842,666
Samsung C&T Corp.	4,804	482,485
Samsung Electro-Mechanics Co. Ltd.	5,561	658,934
Samsung Electronics Co. Ltd.	255,723	15,553,051
Samsung Fire & Marine Insurance Co. Ltd.	3,439	701,361
Samsung Life Insurance Co. Ltd.	17,035	912,268
Samsung SDI Co. Ltd.	1,788	650,850
Samsung SDS Co. Ltd.	6,046	797,511
Samsung Securities Co. Ltd.	26,191	780,873
Shinhan Financial Group Co. Ltd.	41,976	1,304,535
SK Hynix, Inc.	32,941	3,596,669
SK Telecom Co. Ltd.	7,289	283,199
Soulbrain Co. Ltd.	130	30,545
Woori Financial Group, Inc.	8,764	88,320

		45,571,394

Taiwan—15.9%
Accton Technology Corp.	13,000	220,277
Acter Group Corp. Ltd.	59,000	340,697
ASE Technology Holding Co. Ltd.	312,000	1,368,290
Asustek Computer, Inc.	37,000	588,430
Cathay Financial Holding Co. Ltd.	66,703	99,275
Cheng Shin Rubber Industry Co. Ltd.	399,000	582,756
Chicony Power Technology Co. Ltd.	80,000	378,449
Chunghwa Telecom Co. Ltd.	152,000	593,856
CTBC Financial Holding Co. Ltd.	1,688,000	1,556,849
Delta Electronics, Inc.	44,000	448,123
Depo Auto Parts Ind Co. Ltd.	69,000	329,956
Elan Microelectronics Corp.	23,000	121,365
Eva Airways Corp.	834,000	853,095
Evergreen Marine Corp. Taiwan Ltd.	21,800	101,919
Far Eastern Department Stores Ltd.	144,000	116,052
Far EasTone Telecommunications Co. Ltd.	278,000	722,152
Farglory Land Development Co. Ltd.	84,000	155,356
First Financial Holding Co. Ltd.	796,531	710,394
FSP Technology, Inc.	47,000	78,489
Fubon Financial Holding Co. Ltd.	696,155	1,467,751
Gamania Digital Entertainment Co. Ltd.	50,000	120,467
Global Brands Manufacture Ltd.	31,000	64,945
Global Mixed Mode Technology, Inc.	12,000	103,000
Goldsun Building Materials Co. Ltd. - Class C	34,600	31,713
Hannstar Board Corp.	160,000	287,203
Hon Hai Precision Industry Co. Ltd.	800,000	2,721,050
Huaku Development Co. Ltd.	46,000	144,297
Kindom Development Co. Ltd.	155,100	196,116
King’s Town Bank Co. Ltd.	50,000	65,040
Kung Long Batteries Industrial Co. Ltd.	7,000	30,099
Largan Precision Co. Ltd.	14,000	1,305,775
Lite-On Technology Corp.	246,000	933,342
Makalot Industrial Co. Ltd.	33,000	380,292
MediaTek, Inc.	101,000	3,326,503
Mega Financial Holding Co. Ltd.	34,000	43,362
Merry Electronics Co. Ltd.	71,000	252,750
Micro-Star International Co. Ltd.	156,000	1,033,863
MPI Corp.	15,000	105,728
Nan Pao Resins Chemical Co. Ltd.	30,000	273,969
Novatek Microelectronics Corp.	72,000	1,210,914
Pou Chen Corp.	784,000	788,441
Primax Electronics Ltd.	155,000	341,348
Quanta Computer, Inc.	150,000	1,091,561
Radiant Opto-Electronics Corp.	20,000	86,491
Realtek Semiconductor Corp.	48,000	734,101
Sercomm Corp.	15,000	65,535
Shinkong Insurance Co. Ltd.	61,000	135,289
Simplo Technology Co. Ltd.	26,000	355,232
Sinon Corp.	83,000	103,915
SinoPac Financial Holdings Co. Ltd.	358,993	230,065
Taiwan Hon Chuan Enterprise Co. Ltd.	88,000	358,010
Taiwan Semiconductor Manufacturing Co. Ltd.	1,296,000	24,942,146
Teco Electric & Machinery Co. Ltd.	196,000	298,750
Uni-President Enterprises Corp.	249,000	603,495
Unimicron Technology Corp.	113,000	644,082
United Integrated Services Co. Ltd.	42,000	361,370
United Microelectronics Corp.	576,000	979,353
Voltronic Power Technology Corp.	10,000	555,184
Wan Hai Lines Ltd.	12,671	22,677
Winbond Electronics Corp.	361,989	357,761
Wistron Corp.	38,000	121,637
Yang Ming Marine Transport Corp.	123	205
Yuanta Financial Holding Co. Ltd.	1,340,848	1,204,014

		57,844,621

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Thailand—1.8%
Advanced Info Service PCL (NVDR)	62,300	$395,792
AP Thailand PCL (NVDR)	1,623,700	537,083
Bangkok Bank PCL	70,800	324,623
Bangkok Bank PCL (NVDR)	72,000	329,943
Bangkok Dusit Medical Services PCL (NVDR)	534,900	434,879
Ichitan Group PCL	610,300	280,721
Ichitan Group PCL (NVDR)	153,800	70,644
Kasikornbank PCL (NVDR)	185,900	734,827
Krung Thai Bank PCL	436,100	235,091
PTT PCL (NVDR)	1,091,000	1,142,734
Siam Cement PCL	605	5,424
SPCG PCL	70,100	25,467
Supalai PCL (NVDR)	435,200	237,073
Thai Oil PCL (NVDR)	247,600	389,939
Thanachart Capital PCL	164,100	237,983
Tisco Financial Group PCL (NVDR)	250,900	732,879
TMBThanachart Bank PCL	10,510,400	514,242

		6,629,344

Turkey—0.8%
Akbank TAS	218,164	270,667
BIM Birlesik Magazalar AS	46,346	472,985
Ford Otomotiv Sanayi AS	4,168	104,644
KOC Holding AS	159,894	769,438
Migros Ticaret AS	7,753	88,049
Tofas Turk Otomobil Fabrikasi AS	43,338	308,770
Turk Hava Yollari AO (b)	14,266	110,633
Turkcell Iletisim Hizmetleri AS	15,277	29,092
Turkiye Is Bankasi AS - Class C	708,828	562,639
Turkiye Petrol Rafinerileri AS	12,864	62,429
Yapi ve Kredi Bankasi AS	255,100	169,320

		2,948,666

United Arab Emirates—1.2%
Abu Dhabi Commercial Bank PJSC	252,344	630,650
Abu Dhabi Islamic Bank PJSC	214,007	589,679
Air Arabia PJSC	475,615	365,175
Dubai Islamic Bank PJSC	387,739	603,988
Emaar Development PJSC	188,466	366,823
Emaar Properties PJSC	69,967	150,812
Emirates NBD Bank PJSC	243,423	1,147,305
Emirates Telecommunications Group Co. PJSC	44,166	236,138
First Abu Dhabi Bank PJSC	56,467	214,755
TECOM Group PJSC	49,500	37,074

		4,342,399

United States—0.0%
Titan Cement International SA	3,873	91,667

Total Common Stocks (Cost $351,786,306)		351,420,843

Preferred Stocks—2.2%
Security Description	Shares/ Principal Amount*	Value

Brazil—1.6%
Banco Bradesco SA	164,536	572,918
Cia Energetica de Minas Gerais	324,849	765,983
Gerdau SA	148,050	716,553
Itausa SA	548,582	1,166,090
Petroleo Brasileiro SA	301,000	2,300,917
Randon SA Implementos e Participacoes	33,600	88,307
Unipar Carbocloro SA - Class B	15,880	249,644

		5,860,412

Chile—0.0%
Sociedad Quimica y Minera de Chile SA - Class B	500	29,880

Colombia—0.1%
Bancolombia SA	14,973	115,398

South Korea—0.5%
Samsung Electronics Co. Ltd.	38,136	1,838,987

Taiwan—0.0%
China Development Financial Holding Corp. (b)	5,460	1,257

Total Preferred Stocks (Cost $6,023,506)		7,845,934

Short-Term Investment—1.5%

Mutual Funds—1.5%
Invesco STIC Prime Portfolio, Institutional Class 5.300% (e)	5,593,917	5,594,476

Total Short-Term Investments (Cost $5,594,012)		5,594,476

Securities Lending Reinvestments (f)—1.1%

Repurchase Agreements—0.4%
Barclays Bank PLC Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $125,076; collateralized by various Common Stock with an aggregate market value of $139,351.	125,000	125,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/29/23 at 5.400%, due on 01/02/24 with a maturity value of $300,180; collateralized by U.S. Government Agency Obligations with rates ranging from 0.375% - 26.636%, maturity dates ranging from 10/15/24 - 11/20/73, and an aggregate market value of $306,000.	300,000	300,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $579,896; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $591,146.	579,555	579,555

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (f)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
HSBC Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.320%, due on 01/02/24 with a maturity value of $500,296; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 4.125%, maturity dates ranging from 11/15/24 - 02/15/53, and an aggregate market value of $510,301.	500,000	$500,000
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $50,030; collateralized by various Common Stock with an aggregate market value of $55,143.	50,000	50,000

		1,554,555

Mutual Funds—0.7%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (e)	300,000	300,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (e)	300,000	300,000
HSBC U.S. Government Money Market Fund, Class I 5.300% (e)	50,000	50,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (e)	300,000	300,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (e)	750,000	750,000
STIT-Government & Agency Portfolio, Institutional Class 5.270% (e)	750,000	750,000

		2,450,000

Total Securities Lending Reinvestments (Cost $4,004,555)		4,004,555

Total Investments—101.3% (Cost $367,408,379)		368,865,808
Other assets and liabilities (net)—(1.3)%		(4,762,368)

Net Assets—100.0%		$364,103,440

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2023, the market value of restricted securities was $0, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $6,980,792 and the collateral received consisted of cash in the amount of $4,004,555 and non-cash collateral with a value of $3,199,288. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2023, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2023.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Sberbank of Russia PJSC	04/29/19-05/10/21	879,480	$3,157,857	$0

Ten Largest Industries as of December 31, 2023 (Unaudited)	% of Net Assets
Banks	16.4
Semiconductors & Semiconductor Equipment	10.2
Technology Hardware, Storage & Peripherals	6.8
Oil, Gas & Consumable Fuels	5.2
Broadline Retail	5.0
Interactive Media & Services	4.9
Metals & Mining	4.0
Automobiles	3.3
Insurance	2.7
Chemicals	2.5

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
MSCI Emerging Markets Index Mini Futures	03/15/24	128	USD	6,615,680	$273,093

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Other Abbreviations

(REIT)—	Real Estate Investment Trust
(GDR)—	Global Depositary Receipt
(NVDR)—	Non-Voting Depository Receipts
(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$6,082,402	$9,513,406	$—	$15,595,808
Chile	1,993,022	—	—	1,993,022
China	10,525,452	84,655,382	—	95,180,834
Czech Republic	—	1,295,277	—	1,295,277
Egypt	—	364,226	—	364,226
Greece	41,325	1,873,312	—	1,914,637
Hong Kong	—	890,631	—	890,631
Hungary	—	179,142	—	179,142
India	3,736,654	56,580,150	—	60,316,804
Indonesia	—	7,339,613	—	7,339,613
Malaysia	—	4,085,808	—	4,085,808
Mexico	10,614,655	—	—	10,614,655
Philippines	—	1,555,253	—	1,555,253
Poland	—	3,119,627	—	3,119,627
Qatar	—	3,874,421	—	3,874,421
Russia	—	—	0	0
Saudi Arabia	—	15,258,116	—	15,258,116
South Africa	—	10,414,878	—	10,414,878
South Korea	—	45,571,394	—	45,571,394
Taiwan	—	57,844,621	—	57,844,621
Thailand	1,623,551	5,005,793	—	6,629,344
Turkey	—	2,948,666	—	2,948,666
United Arab Emirates	—	4,342,399	—	4,342,399
United States	—	91,667	—	91,667
Total Common Stocks	34,617,061	316,803,782	0	351,420,843
Preferred Stocks
Brazil	—	5,860,412	—	5,860,412
Chile	29,880	—	—	29,880
Colombia	—	115,398	—	115,398
South Korea	—	1,838,987	—	1,838,987
Taiwan	—	1,257	—	1,257
Total Preferred Stocks	29,880	7,816,054	—	7,845,934
Total Short-Term Investment*	5,594,476	—	—	5,594,476
Securities Lending Reinvestments
Repurchase Agreements	—	1,554,555	—	1,554,555
Mutual Funds	2,450,000	—	—	2,450,000
Total Securities Lending Reinvestments	2,450,000	1,554,555	—	4,004,555
Total Investments	$42,691,417	$326,174,391	$0	$368,865,808
Collateral for Securities Loaned (Liability)	$—	$(4,004,555)	$—	$(4,004,555)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$273,093	$—	$—	$273,093

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$368,865,808
Cash	4,278
Cash denominated in foreign currencies (c)	1,301,130
Cash collateral for futures contracts	208,287
Receivable for:
Fund shares sold	594
Dividends and interest	757,791
Variation margin on futures contracts	5,345
Prepaid expenses	1,323

Total Assets	371,144,556

Liabilities
Collateral for securities loaned	4,004,555
Payables for:
Fund shares redeemed	347,913
Foreign taxes	2,276,140
Accrued Expenses:
Management fees	160,263
Administration fees	7,624
Custodian and accounting fees	126,705
Distribution and service fees	1,517
Deferred trustees’ fees	57,640
Other expenses	58,759

Total Liabilities	7,041,116

Net Assets	$364,103,440

Net Assets Consist of:
Paid in surplus	$382,220,462
Distributable earnings (Accumulated losses) (d)	(18,117,022)

Net Assets	$364,103,440

Net Assets
Class A	$356,691,209
Class B	7,412,231
Capital Shares Outstanding*
Class A	36,525,289
Class B	763,401
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.77
Class B	9.71

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $367,408,379.
(b)	Includes securities loaned at value of $6,980,792.
(c)	Identified cost of cash denominated in foreign currencies was $1,367,037.
(d)	Includes foreign capital gains tax of $2,276,973.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$12,323,116
Interest	6,560
Securities lending income	21,426

Total investment income	12,351,102

Expenses
Management fees	1,920,010
Administration fees	31,558
Custodian and accounting fees	383,320
Distribution and service fees—Class B	16,870
Audit and tax services	77,681
Legal	46,726
Trustees’ fees and expenses	46,220
Shareholder reporting	20,828
Insurance	3,340
Miscellaneous	74,101

Total expenses	2,620,654

Net Investment Income	9,730,448

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments (b)	(9,428,459)
Futures contracts	(199,327)
Foreign currency transactions	(184,516)

Net realized gain (loss)	(9,812,302)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	43,791,531
Futures contracts	364,094
Foreign currency transactions	(65,902)

Net change in unrealized appreciation (depreciation)	44,089,723

Net realized and unrealized gain (loss)	34,277,421

Net Increase (Decrease) in Net Assets From Operations	$44,007,869

(a)	Net of foreign withholding taxes of $1,818,981.
(b)	Net of foreign capital gains tax of $413,809.
(c)	Includes change in foreign capital gains tax of $(1,425,313).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$9,730,448	$11,689,805
Net realized gain (loss)	(9,812,302)	(15,959,298)
Net change in unrealized appreciation (depreciation)	44,089,723	(86,390,662)

Increase (decrease) in net assets from operations	44,007,869	(90,660,155)

From Distributions to Shareholders
Class A	(11,858,111)	(9,714,538)
Class B	(208,844)	(148,392)

Total distributions	(12,066,955)	(9,862,930)

Increase (decrease) in net assets from capital share transactions	(26,238,079)	5,595,091

Total increase (decrease) in net assets	5,702,835	(94,927,994)

Net Assets
Beginning of period	358,400,605	453,328,599

End of period	$364,103,440	$358,400,605

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	398,668	$3,726,935	216,109	$1,815,196
Reinvestments	1,256,156	11,858,111	1,014,044	9,714,538
Redemptions	(4,513,228)	(42,601,502)	(663,465)	(6,566,503)

Net increase (decrease)	(2,858,404)	$(27,016,456)	566,688	$4,963,231

Class B
Sales	127,534	$1,186,087	145,413	$1,386,869
Reinvestments	22,217	208,844	15,555	148,392
Redemptions	(65,952)	(616,554)	(93,745)	(903,401)

Net increase (decrease)	83,799	$778,377	67,223	$631,860

Increase (decrease) derived from capital shares transactions		$(26,238,079)		$5,595,091

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019(a)
Net Asset Value, Beginning of Period	$8.95	$11.50	$11.60	$10.38	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.25	0.29	0.29	0.18	0.24	(c)
Net realized and unrealized gain (loss)	0.89	(2.59)	(0.20)	1.29	0.14

Total income (loss) from investment operations	1.14	(2.30)	0.09	1.47	0.38

Less Distributions
Distributions from net investment income	(0.32)	(0.25)	(0.19)	(0.25)	0.00

Total distributions	(0.32)	(0.25)	(0.19)	(0.25)	0.00

Net Asset Value, End of Period	$9.77	$8.95	$11.50	$11.60	$10.38

Total Return (%) (d)	12.80	(20.13)	0.64	14.86	3.80	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.73	0.71	0.67	0.68	0.74	(f)(g)
Ratio of net investment income (loss) to average net assets (%)	2.72	3.03	2.37	1.91	3.69	(c)(f)
Portfolio turnover rate (%)	25	23	45	42	41	(e)
Net assets, end of period (in millions)	$356.7	$352.4	$446.3	$390.8	$369.1

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019(a)
Net Asset Value, Beginning of Period	$8.90	$11.44	$11.57	$10.37	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.23	0.27	0.26	0.15	0.14	(c)
Net realized and unrealized gain (loss)	0.87	(2.58)	(0.21)	1.29	0.23

Total income (loss) from investment operations	1.10	(2.31)	0.05	1.44	0.37

Less Distributions
Distributions from net investment income	(0.29)	(0.23)	(0.18)	(0.24)	0.00

Total distributions	(0.29)	(0.23)	(0.18)	(0.24)	0.00

Net Asset Value, End of Period	$9.71	$8.90	$11.44	$11.57	$10.37

Total Return (%) (d)	12.50	(20.32)	0.31	14.64	3.70	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.98	0.96	0.92	0.93	0.99	(f)(g)
Ratio of net investment income (loss) to average net assets (%)	2.43	2.78	2.21	1.56	2.10	(c)(f)
Portfolio turnover rate (%)	25	23	45	42	41	(e)
Net assets, end of period (in millions)	$7.4	$6.0	$7.0	$2.4	$1.0

(a)	Commencement of operations was April 29, 2019.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment income per share and ratio of net investment income to average net assets for Class A shares may be less than Class B or significantly more than Class B because of the timing of income received in the Portfolio.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Non-recurring expenses, associated with the launch of the Portfolio, are included in the ratio on a non-annualized basis.

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is SSGA Emerging Markets Enhanced Index Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing

BHFTI-17

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trusthas designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTI-18

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $1,554,555, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign

BHFTI-19

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$273,093

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(199,327)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$364,094

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$4,682,241

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty

BHFTI-20

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

China Investment Risk: Investments in China are subject to all of the risks described under “Foreign Investment Risk” above. In addition, U.S. or foreign government sanctions, restrictions on investments in Chinese companies or other intervention could negatively affect the implementation of the Portfolio’s investment strategies, such as by precluding the Portfolio from making certain investments in Chinese issuers or causing the Portfolio to sell investments at disadvantageous times. For example, pursuant to Executive Order 14032 (issued on June 3, 2021), U.S. persons are prohibited from purchasing or investing in publicly-traded securities of companies designated to the “Non-SDN Chinese Military-Industrial Complex Companies List,” a list which can change from time to time (“Chinese Military Companies Sanctions”). The Chinese Military Companies Sanctions or other similar actions targeting investment in China could impair the market value of the Portfolio’s investments and limit the Portfolio’s ability to buy, sell, receive or deliver certain securities. As a result, the Portfolio may incur losses.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$ 0	$ 90,249,426	$ 0	$ 122,844,895

BHFTI-21

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$1,920,010	0.550%	First $250 million
	0.500%	Next $250 million
	0.450%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-22

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$371,320,253

Gross unrealized appreciation	61,420,307
Gross unrealized (depreciation)	(63,874,752)

Net unrealized appreciation (depreciation)	$(2,454,445)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$12,066,955	$9,862,930	$—	$—	$12,066,955	$9,862,930

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$11,422,477	$—	$(4,792,905)	$(24,688,952)	$(18,059,380)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023 the Portfolio had accumulated short-term capital losses of $9,893,504 and accumulated long-term capital losses of $14,795,448.

9. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-23

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the SSGA Emerging Markets Enhanced Index Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SSGA Emerging Markets Enhanced Index Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, the financial highlights for each of the four years in the period then ended and for the period from April 29, 2019 (commencement of operations) to December 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from April 29, 2019 (commencement of operations) to December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-25

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-26

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-27

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-28

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

SSGA Emerging Markets Enhanced Index Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and SSGA Funds Management, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-year period ended June 30, 2023 and outperformed the median of its Performance Universe for the three-year and since inception (beginning April 29, 2019) periods ended June 30, 2023. The Board also considered that the Portfolio underperformed the average of its Morningstar Category for the one-year and since inception periods ended June 30, 2023 and outperformed the average of its Morningstar Category for the three-year period ended June 30, 2023. The Board further considered that the Portfolio outperformed its benchmark, the MSCI Emerging Markets Index, for the one- and three-year and since inception periods ended October 31, 2023.

BHFTI-29

Brighthouse Funds Trust I

SSGA Emerging Markets Enhanced Index Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-30

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Managed By SSGA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B and E shares of the SSGA Growth and Income ETF Portfolio returned 14.12%, 13.97%, and 13.93%, respectively. The Portfolio’s benchmarks, the MSCI All Country World Index¹ and the SSGA Growth and Income Composite Index², returned 22.20% and 15.24%, respectively.

MARKET ENVIRONMENT / CONDITIONS

2023 began with optimism, with U.S. inflation moderating, supply chains opening up and strong labor markets improving investor sentiments. Risky assets advanced in the first quarter, despite the collapse of several banks sparking fears of financial instability. Global equities ended the quarter on a positive note, with developed market (“DM”) equities outperforming emerging market (“EM”) equities. Meanwhile, global bond prices rose as bond yields fell sharply. Lending standards tightened on both sides of the Atlantic. The U.S. Federal Reserve’s (the “Fed”) Senior Loan Officer Opinion Survey showed that standards tightened for commercial and industrial loans to a level that coincided with a recession. Similarly, the Dallas Fed survey of regional banks added more color and highlighted a reversal in total loan volumes into a contraction. In the wake of these events, global central banks were treading cautiously.

The global economy expanded in the second quarter, but the momentum slowed in June as activity in the services sector grew more slowly than in previous months. Services in the U.S. remained the key driver, while elsewhere its momentum slowed. The job market continued to remain tight. Inflation peaked but remained well above the central bank’s target levels. Risk assets rallied in the second quarter. Global equities advanced with both DM and EM markets generating positive returns. Global bond prices declined and yields rose over the period.

Global economic growth remained lackluster in the third quarter, with manufacturing activities contracting for the fourth month running and services sector growth also slowing down. Business activity in the U.S. rose at a weaker pace, signaling broad stagnation in output amid muted demand conditions. Activities in the eurozone rebounded slightly in September, but still remained in contractionary territory. Core inflation numbers showed a disinflationary trend, while the labor market continued to be relatively robust across key developed economies. Risk assets ended the third quarter down amid higher interest rates and risk of financial instability in China. DMs underperformed EMs, while bond markets struggled over the quarter as yields rose.

Global economic activity edged higher towards the end of 2023. Service sector activity rose whereas manufacturing remained in decline. Inflation continued to decline during the quarter. In the fourth quarter, risk assets gained in value on the back of growing anticipation of a potential policy easing. DM registered double-digit gains and outperformed EM. Bond prices rose as yields fell dramatically. Interest rates were cut across fifteen economies in December 2023, notably in Brazil and Chile, which are often seen as bellwethers of global monetary policy. All major central banks held interest rates in December, including the Fed, the European Central Bank and the Bank of England. U.S. stocks rallied during the quarter, supported by prospects of rate cuts in 2024. Global bond yields fell as central banks appeared closer to cutting rates earlier than expected.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its composite benchmark during the period. The negative relative return was driven primarily by asset allocation decisions.

The Portfolio’s overweight to cash relative to the benchmark detracted from performance due to the strong performance in equities overall for the year. The Portfolio also had an overweight to the Energy sector within the sector sleeve which brought the Portfolio’s performance down during the period. Additionally, the overweight to gold and U.S. Long Treasury Bonds contributed to negative return relative to the benchmark.

The Portfolio maintained a defensive positioning across fixed income with lower allocations to the asset class which contributed to the returns. Even with the positive performance for the year in fixed income, the Portfolio gained from having less than half the exposure relative to the benchmark because of the strong performance in global equities for the year. For most of the year, the Portfolio had an overweight to European equities. The benchmark does not have a specific allocation to European equities and this tactical position helped in our overall performance within the Portfolio. Overall, equities had a strong year cumulatively relative to fixed income and this underweight to fixed income and our overweight to equities helped in our performance for the year.

At the end of the period, the Portfolio was positioned with small overweight allocations to equities, gold, and cash. At the time, information on the economic front was mixed with growth indicators decelerating but inflation pressures also easing. From a market’s perspective, the easing of inflation alongside some weakness in the U.S. dollar helped some of our proprietary sentiment models to suggest a

BHFTI-1

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Managed By SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

healthier environment for stock markets. Within equities, improved momentum scores, positive alpha forecasts from our models, and relatively attractive valuations were key components to the overweight decision.

Jerry Holly

Mike Martel

Portfolio Managers

SSGA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed and 24 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The SSGA Growth and Income Composite Index is computed by SSGA, consisting of 30% S&P 500 Index, 2% S&P MidCap 400 Index, 3% S&P 600 Index, 13% MSCI World ex-U.S. Index, 2% S&P/Citigroup World ex-U.S. Range < 2 Billion USD Index, 5% MSCI Emerging Markets IMI, 3% MSCI U.S. REIT Index, 2% Dow Jones Global ex-U.S. Select Real Estate Securities Index, 23% Bloomberg U.S. Aggregate Bond Index, 10% Bloomberg High Yield Very Liquid Index, 5% Bloomberg Barclays U.S. TIPS Index, and 2% Bloomberg 1-3 Month U.S. T-Bill Index.

BHFTI-2

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD INDEX

AND THE SSGA GROWTH AND INCOME COMPOSITE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
SSGA Growth and Income ETF Portfolio
Class A	14.12	7.77	5.76
Class B	13.97	7.51	5.49
Class E	13.93	7.59	5.59
MSCI All Country World Index	22.20	11.72	7.93
SSGA Growth and Income Composite Index	15.24	8.13	6.28

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	19.0
Vanguard Total Bond Market ETF	14.5
iShares Core S&P 500 ETF	11.0
SPDR Portfolio Developed World ex-U.S. ETF	9.6
iShares Core MSCI Emerging Markets ETF	9.0
iShares Core S&P Small-Cap ETF	6.3
iShares 0-5 Year TIPS Bond ETF	3.9
iShares Core S&P Mid-Cap ETF	3.1
SPDR Gold Shares	3.0
SPDR Bloomberg Emerging Markets Local Bond ETF	2.5

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	36.0
Investment Grade Fixed Income	22.4
International Developed Market Equities	11.6
Emerging Market Equities	9.0
U.S. Small Cap Equities	6.3
Money Market	4.7
High Yield Fixed Income	3.9
U.S. Mid Cap Equities	3.1
Commodities	3.0

BHFTI-3

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth and Income ETF Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.33%	$1,000.00	$1,050.50	$1.71
	Hypothetical*	0.33%	$1,000.00	$1,023.54	$1.68
Class B (a)	Actual	0.58%	$1,000.00	$1,049.90	$3.00
	Hypothetical*	0.58%	$1,000.00	$1,022.28	$2.96
Class E (a)	Actual	0.48%	$1,000.00	$1,049.80	$2.48
	Hypothetical*	0.48%	$1,000.00	$1,022.79	$2.45

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

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Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2023

Mutual Funds—95.3% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—95.3%
Communication Services Select Sector SPDR Fund (a) (b)	483,218	$35,110,620
Energy Select Sector SPDR Fund (a) (b)	410,950	34,454,048
iShares 0-5 Year TIPS Bond ETF (a)	695,416	68,561,063
iShares 20+ Year Treasury Bond ETF (a)	271,460	26,841,965
iShares Core MSCI Emerging Markets ETF	3,087,446	156,163,019
iShares Core S&P 500 ETF	401,751	191,888,330
iShares Core S&P Mid-Cap ETF	192,210	53,271,002
iShares Core S&P Small-Cap ETF (a)	1,006,935	109,000,714
SPDR Blackstone Senior Loan ETF (a) (b)	1,015,267	42,570,145
SPDR Bloomberg Emerging Markets Local Bond ETF (b)	2,062,958	43,817,228
SPDR Bloomberg High Yield Bond ETF (a) (b)	274,268	25,981,408
SPDR Gold Shares (a) (b) (c)	277,271	53,005,897
SPDR Portfolio Developed World ex-U.S. ETF (a) (b)	4,896,150	166,518,061
SPDR S&P 500 ETF Trust (b)	697,122	331,349,058
SPDR S&P International Small Cap ETF (a) (b)	1,124,607	35,717,518
Technology Select Sector SPDR Fund (a) (b)	180,361	34,715,885
Vanguard Total Bond Market ETF (a)	3,425,199	251,923,386

Total Mutual Funds (Cost $1,562,140,529)		1,660,889,347

Short-Term Investment—4.7%

Mutual Funds—4.7%
Invesco STIC Prime Portfolio, Institutional Class 5.300% (d)	82,081,427	82,089,636

Total Short-Term Investments (Cost $82,089,636)		82,089,636

Securities Lending Reinvestments (e)—16.7%

Certificates of Deposit—2.5%
Barclays Bank PLC 5.710%, SOFR + 0.320%, 06/20/24 (f)	5,000,000	4,999,985
Mitsubishi UFJ Trust & Banking Corp. Zero Coupon, 02/22/24	2,000,000	1,983,620
MUFG Bank Ltd. (London)
Zero Coupon, 01/19/24	3,000,000	2,990,670
Zero Coupon, 06/04/24	2,000,000	1,953,260
National Westminster Bank PLC 5.880%, 05/02/24	5,000,000	5,008,100
Oversea-Chinese Banking Corp. Ltd. 5.630%, SOFR + 0.240%, 02/09/24 (f)	5,000,000	5,000,520
Standard Chartered Bank 5.770%, SOFR + 0.370%, 03/12/24 (f)	2,000,000	2,000,828
Sumitomo Mitsui Banking Corp. 5.860%, SOFR + 0.460%, 01/11/24 (f)	5,000,000	5,000,615
Sumitomo Mitsui Trust Bank Ltd. Zero Coupon, 02/27/24	2,000,000	1,982,100
5.800%, SOFR + 0.400%, 04/24/24 (f)	4,000,000	4,002,380
Svenska Handelsbanken AB 5.910%, SOFR + 0.520%, 04/19/24 (f)	5,000,000	5,004,135
Westpac Banking Corp. 5.950%, SOFR + 0.550%, 10/11/24 (f)	3,000,000	3,003,717

		42,929,930

Commercial Paper—0.3%
Australia & New Zealand Banking Group Ltd.
5.640%, 04/18/24	3,000,000	$2,950,014
5.730%, SOFR + 0.330%, 04/18/24 (f)	3,000,000	3,000,672

		5,950,686

Repurchase Agreements—11.1%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $10,006,056; collateralized by various Common Stock with an aggregate market value of $11,137,958.	10,000,000	10,000,000
Barclays Bank PLC
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $2,001,184; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $2,041,119.	2,000,000	2,000,000
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $8,004,844; collateralized by various Common Stock with an aggregate market value of $8,918,494.	8,000,000	8,000,000
Repurchase Agreement dated 12/29/23 at 5.670%, due on 04/02/24 with a maturity value of $10,149,625; collateralized by various Common Stock with an aggregate market value of $11,143,970.	10,000,000	10,000,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/29/23 at 5.400%, due on 01/02/24 with a maturity value of $20,012,000; collateralized by U.S. Government Agency Obligations with rates ranging from 0.375% - 26.636%, maturity dates ranging from 10/15/24 - 11/20/73, and an aggregate market value of $20,400,000.	20,000,000	20,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/29/23 at 5.620%, due on 02/02/24 with a maturity value of $5,027,319; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.750%, maturity dates ranging from 01/15/30 - 08/15/32, and various Common Stock with an aggregate market value of $5,100,005.	5,000,000	5,000,000
Repurchase Agreement dated 12/29/23 at 5.870%, due on 07/01/24 with a maturity value of $10,301,653; collateralized by U.S. Treasury Obligations with rates ranging from 0.875% - 3.750%, maturity dates ranging from 05/15/28 - 02/15/32, and various Common Stock with an aggregate market value of $10,200,046.	10,000,000	10,000,000
National Bank Financial, Inc. Repurchase Agreement dated 12/29/23 at 5.320%, due on 01/02/24 with a maturity value of $11,006,502; collateralized by U.S. Treasury Obligation at 0.500%, maturing 02/28/26, and an aggregate market value of $11,272,604.	11,000,000	11,000,000
National Bank of Canada
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/05/24 with a maturity value of $10,010,597; collateralized by various Common Stock with an aggregate market value of $11,159,892.	10,000,000	10,000,000

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (e)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank of Canada
Repurchase Agreement dated 12/29/23 at 5.470%, due on 01/02/24 with a maturity value of $30,018,233; collateralized by various Common Stock with an aggregate market value of $33,480,213.	30,000,000	$30,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $52,532,375; collateralized by various Common Stock with an aggregate market value of $58,590,737.	52,500,000	52,500,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/29/23 at 5.590%, due on 02/02/24 with a maturity value of $10,054,347; collateralized by various Common Stock with an aggregate market value of $11,112,837.	10,000,000	10,000,000
Societe Generale Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $2,801,658; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $2,862,343.	2,800,000	2,800,000
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $12,007,227; collateralized by various Common Stock with an aggregate market value of $13,219,998.	12,000,000	12,000,000

		193,300,000

Time Deposits—0.8%
DZ Bank AG (NY) 5.300%, 01/02/24	1,818,703	1,818,703
National Bank of Canada
5.370%, OBFR + 0.050%, 01/05/24 (f)	10,000,000	10,000,000
5.390%, OBFR + 0.070%, 01/05/24 (f)	2,000,000	2,000,000

		13,818,703

Mutual Funds—2.0%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (d)	5,000,000	5,000,000
Fidelity Investments Money Market Government Portfolio, Institutional Class 5.290% (d)	15,000,000	15,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (d)	15,000,000	15,000,000

		35,000,000

Total Securities Lending Reinvestments (Cost $290,979,948)		290,999,319

Total Investments—116.7% (Cost $1,935,210,113)		2,033,978,302
Other assets and liabilities (net)—(16.7)%		(291,013,151)

Net Assets—100.0%		$1,742,965,151

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $284,819,923 and the collateral received consisted of cash in the amount of $290,876,334 and non-cash collateral with a value of $1,447,894. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2023.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Index Abbreviations

(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$1,660,889,347	$—	$—	$1,660,889,347
Total Short-Term Investment*	82,089,636	—	—	82,089,636
Securities Lending Reinvestments
Certificates of Deposit	—	42,929,930	—	42,929,930
Commercial Paper	—	5,950,686	—	5,950,686
Repurchase Agreements	—	193,300,000	—	193,300,000
Time Deposits	—	13,818,703	—	13,818,703
Mutual Funds	35,000,000	—	—	35,000,000
Total Securities Lending Reinvestments	35,000,000	255,999,319	—	290,999,319
Total Investments	$1,777,978,983	$255,999,319	$—	$2,033,978,302
Collateral for Securities Loaned (Liability)	$—	$(290,876,334)	$—	$(290,876,334)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$1,230,738,434
Affiliated investments at value (c) (d)	803,239,868
Receivable for:
Fund shares sold	16,258
Dividends	287,310
Dividends on affiliated investments	1,328,765
Prepaid expenses	6,401

Total Assets	2,035,617,036

Liabilities
Collateral for securities loaned	290,876,334
Payables for:
Fund shares redeemed	708,890
Accrued Expenses:
Management fees	450,618
Administration fees	7,417
Custodian and accounting fees	12,735
Distribution and service fees	358,784
Deferred trustees’ fees	180,032
Other expenses	57,075

Total Liabilities	292,651,885

Net Assets	$1,742,965,151

Net Assets Consist of:
Paid in surplus	$1,672,259,709
Distributable earnings (Accumulated losses)	70,705,442

Net Assets	$1,742,965,151

Net Assets
Class A	$26,463,479
Class B	1,709,861,126
Class E	6,640,546
Capital Shares Outstanding*
Class A	2,651,264
Class B	173,113,585
Class E	669,777
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.98
Class B	9.88
Class E	9.91

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,184,640,913.
(b)	Includes securities loaned at value of $78,725,838.
(c)	Identified cost of affiliated investments was $750,569,200.
(d)	Includes securities loaned at value of $206,094,085.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends from Underlying ETFs	$27,557,795
Dividends from affiliated investments	22,062,918
Securities lending income	1,536,834

Total investment income	51,157,547

Expenses
Management fees	5,320,005
Administration fees	37,500
Custodian and accounting fees	38,379
Distribution and service fees—Class B	4,228,193
Distribution and service fees—Class E	10,226
Audit and tax services	50,426
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	39,704
Insurance	16,118
Miscellaneous	25,180

Total expenses	9,858,534

Net Investment Income	41,299,013

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	4,396,925
Affiliated investments	722,176

Net realized gain (loss)	5,119,101

Net change in unrealized appreciation (depreciation) on:
Investments	78,227,749
Affiliated investments	99,305,182

Net change in unrealized appreciation (depreciation)	177,532,931

Net realized and unrealized gain (loss)	182,652,032

Net Increase (Decrease) in Net Assets From Operations	$223,951,045

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$41,299,013	$40,759,778
Net realized gain (loss)	5,119,101	(67,889,202)
Net change in unrealized appreciation (depreciation)	177,532,931	(309,101,565)

Increase (decrease) in net assets from operations	223,951,045	(336,230,989)

From Distributions to Shareholders
Class A	(640,591)	(5,135,426)
Class B	(39,123,657)	(361,953,101)
Class E	(165,960)	(1,440,231)

Total distributions	(39,930,208)	(368,528,758)

Increase (decrease) in net assets from capital share transactions	(156,122,207)	168,700,698

Total increase (decrease) in net assets	27,898,630	(536,059,049)

Net Assets
Beginning of period	1,715,066,521	2,251,125,570

End of period	$1,742,965,151	$1,715,066,521

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	131,363	$1,233,697	100,401	$1,046,539
Reinvestments	67,859	640,591	572,511	5,135,426
Redemptions	(277,026)	(2,610,545)	(289,557)	(3,124,301)

Net increase (decrease)	(77,804)	$(736,257)	383,355	$3,057,664

Class B
Sales	1,236,648	$11,505,957	1,639,285	$17,955,994
Reinvestments	4,184,348	39,123,657	40,714,635	361,953,101
Redemptions	(22,047,635)	(205,195,789)	(20,783,723)	(214,988,779)

Net increase (decrease)	(16,626,639)	$(154,566,175)	21,570,197	$164,920,316

Class E
Sales	121,897	$1,177,819	60,421	$663,670
Reinvestments	17,693	165,960	161,461	1,440,231
Redemptions	(225,987)	(2,163,554)	(130,980)	(1,381,183)

Net increase (decrease)	(86,397)	$(819,775)	90,902	$722,718

Increase (decrease) derived from capital shares transactions		$(156,122,207)		$168,700,698

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.97	$13.27	$12.48	$12.12	$10.93

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.25	0.25	0.37	0.25	0.32
Net realized and unrealized gain (loss)	1.00	(2.25)	1.29	0.85	1.78

Total income (loss) from investment operations	1.25	(2.00)	1.66	1.10	2.10

Less Distributions
Distributions from net investment income	(0.24)	(0.39)	(0.27)	(0.34)	(0.31)
Distributions from net realized capital gains	0.00	(1.91)	(0.60)	(0.40)	(0.60)

Total distributions	(0.24)	(2.30)	(0.87)	(0.74)	(0.91)

Net Asset Value, End of Period	$9.98	$8.97	$13.27	$12.48	$12.12

Total Return (%) (b)	14.12	(15.09)	13.61	10.14	19.88

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.33	0.32	0.32	0.32	0.32
Ratio of net investment income (loss) to average net assets (%) (d)	2.66	2.41	2.83	2.20	2.77
Portfolio turnover rate (%)	145	148	91	72	57
Net assets, end of period (in millions)	$26.5	$24.5	$31.1	$28.4	$27.9

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.87	$13.15	$12.37	$12.02	$10.84

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.22	0.22	0.33	0.22	0.29
Net realized and unrealized gain (loss)	1.01	(2.24)	1.29	0.84	1.77

Total income (loss) from investment operations	1.23	(2.02)	1.62	1.06	2.06

Less Distributions
Distributions from net investment income	(0.22)	(0.35)	(0.24)	(0.31)	(0.28)
Distributions from net realized capital gains	0.00	(1.91)	(0.60)	(0.40)	(0.60)

Total distributions	(0.22)	(2.26)	(0.84)	(0.71)	(0.88)

Net Asset Value, End of Period	$9.88	$8.87	$13.15	$12.37	$12.02

Total Return (%) (b)	13.97	(15.38)	13.38	9.83	19.61

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.58	0.57	0.57	0.57	0.57
Ratio of net investment income (loss) to average net assets (%) (d)	2.39	2.15	2.54	1.94	2.52
Portfolio turnover rate (%)	145	148	91	72	57
Net assets, end of period (in millions)	$1,709.9	$1,683.9	$2,211.2	$2,204.1	$2,232.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.91	$13.20	$12.41	$12.05	$10.88

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.24	0.23	0.35	0.23	0.30
Net realized and unrealized gain (loss)	0.99	(2.24)	1.29	0.85	1.76

Total income (loss) from investment operations	1.23	(2.01)	1.64	1.08	2.06

Less Distributions
Distributions from net investment income	(0.23)	(0.37)	(0.25)	(0.32)	(0.29)
Distributions from net realized capital gains	0.00	(1.91)	(0.60)	(0.40)	(0.60)

Total distributions	(0.23)	(2.28)	(0.85)	(0.72)	(0.89)

Net Asset Value, End of Period	$9.91	$8.91	$13.20	$12.41	$12.05

Total Return (%) (b)	13.93	(15.26)	13.52	10.01	19.57

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.48	0.47	0.47	0.47	0.47
Ratio of net investment income (loss) to average net assets (%) (d)	2.52	2.24	2.68	2.03	2.62
Portfolio turnover rate (%)	145	148	91	72	57
Net assets, end of period (in millions)	$6.6	$6.7	$8.8	$8.3	$9.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is SSGA Growth and Income ETF Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, Standard and Poors Depositary Receipts (SPDRs®) of the S&P 500® ETF Trust, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares® Trust, iShares®, Inc., and Vanguard ETFsTM of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The NAV of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share and are categorized as Level 1 within the fair value hierarchy.

BHFTI-12

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trusthas designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $193,300,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of

BHFTI-13

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio and the Underlying ETFs undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

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Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$2,348,275,215	$0	$2,505,151,349

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$5,320,005	0.330%	First $500 million
	0.300%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

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Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2023 is as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2023
Communication Services Select Sector SPDR Fund	$—	$102,917,925	$(72,503,371)	$2,950,598	$1,745,468	$35,110,620
Consumer Discretionary Select Sector SPDR Fund	—	87,978,881	(88,113,674)	134,793	—	—
Consumer Staples Select Sector SPDR Fund	34,415,187	37,313,393	(69,103,268)	(3,426,118)	800,806	—
Energy Select Sector SPDR Fund	18,117,836	109,441,813	(90,643,605)	2,858,296	(5,320,292)	34,454,048
Financial Select Sector SPDR Fund	34,850,108	53,606,423	(90,510,506)	2,576,288	(522,313)	—
Health Care Select Sector SPDR Fund	—	70,723,602	(68,983,616)	(1,739,986)	—	—
Industrial Select Sector SPDR Fund	—	54,426,501	(55,178,926)	752,425	—	—
Materials Select Sector SPDR Fund	16,721,707	105,623,452	(121,703,171)	(1,492,389)	850,401	—
SPDR Blackstone Senior Loan ETF	—	45,591,819	(3,606,163)	30,244	554,245	42,570,145
SPDR Bloomberg Emerging Markets Local Bond ETF	—	45,243,831	(1,498,878)	(78,176)	150,451	43,817,228
SPDR Bloomberg High Yield Bond ETF	120,964,860	118,352,556	(213,155,259)	(9,867,686)	9,686,937	25,981,408
SPDR Dow Jones International Real Estate ETF	34,917,905	2,103,431	(36,096,066)	(9,445,167)	8,519,897	—
SPDR Gold Shares	—	73,340,311	(22,454,292)	(116,516)	2,236,394	53,005,897
SPDR Portfolio Developed World ex-U.S. ETF	—	195,426,928	(34,552,713)	(541,020)	6,184,866	166,518,061
SPDR S&P 500 ETF Trust	374,572,976	292,661,118	(422,645,008)	18,005,294	68,754,678	331,349,058
SPDR S&P International Small Cap ETF	34,811,764	2,741,400	(4,594,654)	37,412	2,721,596	35,717,518
Technology Select Sector SPDR Fund	—	32,992,567	(1,302,614)	83,884	2,942,048	34,715,885

	$669,372,343	$1,430,485,951	$(1,396,645,784)	$722,176	$99,305,182	$803,239,868

Security Description	Income earned from affiliates during the period	Number of shares held at December 31, 2023
Communication Services Select Sector SPDR Fund	$83,936	483,218
Consumer Discretionary Select Sector SPDR Fund	132,867	—
Consumer Staples Select Sector SPDR Fund	—	—
Energy Select Sector SPDR Fund	906,970	410,950
Financial Select Sector SPDR Fund	150,651	—
Health Care Select Sector SPDR Fund	145,156	—
Industrial Select Sector SPDR Fund	415,221	—
Materials Select Sector SPDR Fund	—	—
SPDR Blackstone Senior Loan ETF	2,255,130	1,015,267
SPDR Bloomberg Emerging Markets Local Bond ETF	1,336,604	2,062,958
SPDR Bloomberg High Yield Bond ETF	5,371,615	274,268
SPDR Dow Jones International Real Estate ETF	303,522	—
SPDR Gold Shares	—	277,271
SPDR Portfolio Developed World ex-U.S. ETF	4,665,482	4,896,150
SPDR S&P 500 ETF Trust	5,280,883	697,122
SPDR S&P International Small Cap ETF	938,767	1,124,607
Technology Select Sector SPDR Fund	76,114	180,361

	$22,062,918

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$1,947,252,229

Gross unrealized appreciation	105,128,576
Gross unrealized (depreciation)	(18,402,503)

Net unrealized appreciation (depreciation)	$86,726,073

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$39,930,208	$103,052,628	$—	$265,476,130	$39,930,208	$368,528,758

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$41,226,980	$—	$86,726,072	$(57,067,577)	$70,885,475

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023 the Portfolio had accumulated short-term capital losses of $5,213,596 and accumulated long-term capital losses of $51,853,981.

During the year ended December 31, 2023, the Portfolio utilized accumulated short-term capital losses of $9,014,452.

9. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-17

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the SSGA Growth and Income ETF Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SSGA Growth and Income ETF Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers, and transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-20

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-21

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-22

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

SSGA Growth and Income ETF Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and SSGA Funds Management, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2023. The Board also considered that the Portfolio outperformed the average of its Morningstar Category for the one- and three-year periods ended June 30, 2023 and underperformed the average of its Morningstar Category for the five-year period ended June 30, 2023. The Board further considered that the Portfolio underperformed its benchmark, the MSCI ACWI (All Country World Index), for the one-, three-, and five-year periods ended October 31, 2023. The Board also noted that the Portfolio outperformed its other benchmark, the SSGA Growth & Income Composite Index, for the one- and three-year periods ended October 31, 2023 and underperformed the same benchmark for the five-year period ended October 31, 2023.

BHFTI-23

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and the Sub-advised Expense Universe median and above the Expense Universe median. The Board also considered that the Portfolio’s total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were above the Expense Group median and below the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-24

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Managed By SSGA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B and E shares of the SSGA Growth ETF Portfolio returned 16.13%, 15.75%, and 15.93%, respectively. The Portfolio’s benchmarks, the MSCI All Country World Index¹ and the SSGA Growth Composite Index², returned 22.20% and 17.56%, respectively.

MARKET ENVIRONMENT / CONDITIONS

2023 began with optimism, with U.S. inflation moderating, supply chains opening up and strong labor markets improving investor sentiments. Risky assets advanced in the first quarter, despite the collapse of several banks sparking fears of financial instability. Global equities ended the quarter on a positive note, with developed market (“DM”) equities outperforming emerging market (“EM”) equities. Meanwhile, global bond prices rose as bond yields fell sharply. Lending standards tightened on both sides of the Atlantic. The U.S. Federal Reserve’s (the “Fed”) Senior Loan Officer Opinion Survey showed that standards tightened for commercial and industrial loans to a level that coincided with a recession. Similarly, the Dallas Fed survey of regional banks added more color and highlighted a reversal in total loan volumes into a contraction. In the wake of these events, global central banks were treading cautiously.

The global economy expanded in the second quarter, but the momentum slowed in June as activity in the services sector grew more slowly than in previous months. Services in the U.S. remained the key driver, while elsewhere its momentum slowed. The job market continued to remain tight. Inflation peaked but remained well above the central bank’s target levels. Risk assets rallied in the second quarter. Global equities advanced with both DM and EM markets generating positive returns. Global bond prices declined and yields rose over the period.

Global economic growth remained lackluster in the third quarter, with manufacturing activities contracting for the fourth month running and services sector growth also slowing down. Business activity in the U.S. rose at a weaker pace, signaling broad stagnation in output amid muted demand conditions. Activities in the eurozone rebounded slightly in September, but still remained in contractionary territory. Core inflation numbers showed a disinflationary trend, while the labor market continued to be relatively robust across key developed economies. Risk assets ended the third quarter down amid higher interest rates and risk of financial instability in China. DMs underperformed EMs, while bond markets struggled over the quarter as yields rose.

Global economic activity edged higher towards the end of 2023. Service sector activity rose whereas manufacturing remained in decline. Inflation continued to decline during the quarter. In the fourth quarter, risk assets gained in value on the back of growing anticipation of a potential policy easing. DM registered double-digit gains and outperformed EM. Bond prices rose as yields fell dramatically. Interest rates were cut across fifteen economies in December 2023, notably in Brazil and Chile, which are often seen as bellwethers of global monetary policy. All major central banks held interest rates in December, including the Fed, the European Central Bank and the Bank of England. U.S. stocks rallied during the quarter, supported by prospects of rate cuts in 2024. Global bond yields fell as central banks appeared closer to cutting rates earlier than expected.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its composite benchmark during the period. The negative relative return was driven primarily by asset allocation decisions.

The Portfolio’s overweight to cash, U.S. Long Treasury Bonds, and gold brought the performance down for the year given the outperformance in other risk assets. The sector selection in U.S. large cap negatively impacted the Portfolio’s performance. Tactical allocations by the model were a drag on performance for much of the year as sector allocations were defensive with a focus on Industrials and Energy.

The Portfolio benefitted from its underweight to international equities and U.S. fixed income. This was due to the poor performance in fixed income relative to equities in 2023. International equities did well for the year, but U.S. equities in particular performed better on a relative basis and the Portfolio gained from this underweight to international equities. The Portfolio’s model favored European equities outside of the traditional international equities exposure, and the Portfolio had a tactical allocation to European equities compared to the benchmark, which had no allocation.

At the end of the period, the Portfolio was positioned with small overweight allocations to EM equities, gold, and cash. The Portfolio also had underweights in U.S. fixed income, high yield, and commodities. At the time, information on the economic front was mixed with growth indicators decelerating but inflation pressures also easing. Within equities, improved momentum scores, positive alpha forecasts from our models, and relatively attractive valuations were key components to the overweight decision. In fixed income, the

BHFTI-1

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Managed By SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

Portfolio maintained exposure to the long end of the Treasury yield curve but also held an overweight to cash to balance out the total interest rate risk, or duration, of the Portfolio.

Jerry Holly

Mike Martel

Portfolio Managers

SSGA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed and 24 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The SSGA Growth Composite Index is computed by SSGA, consisting of 35% S&P 500 Index, 5% S&P MidCap 400 Index, 5% S&P 600 Index, 20% MSCI World ex-U.S. Index, 3% S&P/Citigroup World ex-U.S. Range < 2 Billion USD Index, 7% MSCI Emerging Markets IMI, 3% MSCI U.S. REIT Index, 2% Dow Jones Global ex-U.S. Select Real Estate Securities Index, 10% Bloomberg U.S. Aggregate Bond Index, 5% Bloomberg High Yield Very Liquid Index, 3% Bloomberg Barclays U.S. TIPS Index, and 2% Bloomberg 1-3 Month U.S. T-Bill Index.

BHFTI-2

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD INDEX

AND THE SSGA GROWTH COMPOSITE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
SSGA Growth ETF Portfolio
Class A	16.13	9.47	6.70
Class B	15.75	9.20	6.43
Class E	15.93	9.32	6.54
MSCI All Country World Index	22.20	11.72	7.93
SSGA Growth Composite Index	17.56	9.77	7.22

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	21.9
SPDR Portfolio Developed World ex-U.S. ETF	14.0
iShares Core S&P 500 ETF	13.0
iShares Core MSCI Emerging Markets ETF	11.4
iShares Core S&P Small-Cap ETF	7.8
iShares Core S&P Mid-Cap ETF	4.6
SPDR S&P International Small Cap ETF	3.1
SPDR Gold Shares	3.0
Communication Services Select Sector SPDR Fund	3.0
Technology Select Sector SPDR Fund	3.0

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	43.8
International Developed Market Equities	17.1
Emerging Market Equities	11.4
U.S. Small Cap Equities	7.8
Money Market	5.0
U.S. Mid Cap Equities	4.6
Investment Grade Fixed Income	4.5
Commodities	4.0
High Yield Fixed Income	2.0

BHFTI-3

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth ETF Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.36%	$1,000.00	$1,051.70	$1.86
	Hypothetical*	0.36%	$1,000.00	$1,023.39	$1.84

Class B (a)	Actual	0.61%	$1,000.00	$1,050.10	$3.15
	Hypothetical*	0.61%	$1,000.00	$1,022.13	$3.11

Class E (a)	Actual	0.51%	$1,000.00	$1,051.00	$2.64
	Hypothetical*	0.51%	$1,000.00	$1,022.64	$2.60

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of December 31, 2023

Mutual Funds—95.0% of Net Assets

Security Description	Shares/ Principle Amount*	Value

Investment Company Securities—95.0%
Communication Services Select Sector SPDR Fund (a)	305,628	$22,206,930
Energy Select Sector SPDR Fund (a)	260,066	21,803,933
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF (b)	518,842	6,900,599
iShares 20+ Year Treasury Bond ETF (b)	113,818	11,254,324
iShares Core MSCI Emerging Markets ETF	1,661,121	84,019,500
iShares Core S&P 500 ETF	200,000	95,526,000
iShares Core S&P Mid-Cap ETF (b)	121,265	33,608,595
iShares Core S&P Small-Cap ETF (b)	529,870	57,358,428
SPDR Blackstone Senior Loan ETF (a) (b)	256,565	10,757,770
SPDR Bloomberg Emerging Markets Local Bond ETF (a)	521,102	11,068,206
SPDR Bloomberg High Yield Bond ETF (a) (b)	38,549	3,651,747
SPDR Gold Shares (a) (b) (c)	116,592	22,288,893
SPDR Portfolio Developed World ex-U.S. ETF (a) (b)	3,036,787	103,281,126
SPDR S&P 500 ETF Trust (a) (b)	339,990	161,600,647
SPDR S&P International Small Cap ETF (a)	710,398	22,562,241
Technology Select Sector SPDR Fund (a) (b)	113,828	21,909,613
Vanguard Total Bond Market ETF (b)	149,164	10,971,012

Total Mutual Funds (Cost $653,155,394)		700,769,564

Short-Term Investment—5.0%

Mutual Funds—5.0%
Invesco STIC Prime Portfolio, Institutional Class 5.300% (d)	36,614,560	36,618,222

Total Short-Term Investments (Cost $36,618,209)		36,618,222

Securities Lending Reinvestments (e)—19.6%

Certificate of Deposit—0.1%
Sumitomo Mitsui Trust Bank Ltd. 5.800%, SOFR + 0.400%, 04/24/24 (f)	1,000,000	1,000,595

Commercial Paper—0.3%
Australia & New Zealand Banking Group Ltd. 5.640%, 04/18/24	1,000,000	983,338
5.730%, SOFR + 0.330%, 04/18/24 (f)	1,000,000	1,000,224

		1,983,562

Repurchase Agreements—8.6%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $2,001,211; collateralized by various Common Stock with an aggregate market value of $2,227,592.	2,000,000	2,000,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/29/23 at 5.400%, due on 01/02/24 with a maturity value of $10,006,000; collateralized by U.S. Government Agency Obligations with rates ranging from 0.375% - 26.636%, maturity dates ranging from 10/15/24 - 11/20/73, and an aggregate market value of $10,200,000.	10,000,000	10,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/29/23 at 5.620%, due on 02/02/24 with a maturity value of $4,021,856; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.750%, maturity dates ranging from 01/15/30 - 08/15/32, and various Common Stock with an aggregate market value of $4,080,004.	4,000,000	4,000,000
Repurchase Agreement dated 12/29/23 at 5.870%, due on 07/01/24 with a maturity value of $5,150,826; collateralized by U.S. Treasury Obligations with rates ranging from 0.875% - 3.750%, maturity dates ranging from 05/15/28 - 02/15/32, and various Common Stock with an aggregate market value of $5,100,023.	5,000,000	5,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $9,986,225; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $10,179,955.	9,980,348	9,980,348
National Bank Financial, Inc. Repurchase Agreement dated 12/29/23 at 5.320%, due on 01/02/24 with a maturity value of $12,007,093; collateralized by U.S. Treasury Obligation at 0.500%, maturing 02/28/26, and an aggregate market value of $12,297,386.	12,000,000	12,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $15,209,374; collateralized by various Common Stock with an aggregate market value of $16,963,413.	15,200,000	15,200,000
Societe Generale
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $600,355; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $613,359.	600,000	600,000
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $4,502,665; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $4,590,001.	4,500,000	4,500,000

		63,280,348

Time Deposits—1.0%
DZ Bank AG (NY) 5.300%, 01/02/24	2,000,000	2,000,000
First Abu Dhabi Bank USA NV 5.320%, 01/02/24	5,000,000	5,000,000

		7,000,000

Mutual Funds—9.6%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (d)	10,000,000	10,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (d)	10,000,000	10,000,000

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
Fidelity Investments Money Market Government Portfolio, Institutional Class 5.290% (d)	18,000,000	$18,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (d)	18,000,000	18,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (d)	5,000,000	5,000,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (d)	10,000,000	10,000,000

		71,000,000

Total Securities Lending Reinvestments (Cost $144,263,585)		144,264,505

Total Investments—119.6% (Cost $834,037,188)		881,652,291
Other assets and liabilities (net)—(19.6)%		(144,234,621)

Net Assets—100.0%		$737,417,670

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $140,858,246 and the collateral received consisted of cash in the amount of $144,251,678 and non-cash collateral with a value of $743,353. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Non-income producing security.
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2023.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Glossary of Abbreviations

Index Abbreviations

(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$700,769,564	$—	$—	$700,769,564
Total Short-Term Investment*	36,618,222	—	—	36,618,222
Securities Lending Reinvestments
Certificate of Deposit	—	1,000,595	—	1,000,595
Commercial Paper	—	1,983,562	—	1,983,562
Repurchase Agreements	—	63,280,348	—	63,280,348
Time Deposits	—	7,000,000	—	7,000,000
Mutual Funds	71,000,000	—	—	71,000,000
Total Securities Lending Reinvestments	71,000,000	73,264,505	—	144,264,505
Total Investments	$808,387,786	$73,264,505	$—	$881,652,291

Collateral for Securities Loaned (Liability)	$—	$(144,251,678)	$—	$(144,251,678)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$480,521,185
Affiliated investments at value (c) (d)	401,131,106
Receivable for:
Fund shares sold	50,786
Dividends	156,202
Dividends on affiliated investments	648,046
Prepaid expenses	2,659

Total Assets	882,509,984
Liabilities
Collateral for securities loaned	144,251,678
Payables for:
Fund shares redeemed	251,581
Accrued Expenses:
Management fees	197,357
Administration fees	7,417
Custodian and accounting fees	12,692
Distribution and service fees	145,577
Deferred trustees’ fees	180,032
Other expenses	45,980

Total Liabilities	145,092,314

Net Assets	$737,417,670

Net Assets Consist of:
Paid in surplus	$677,524,528
Distributable earnings (Accumulated losses)	59,893,142

Net Assets	$737,417,670

Net Assets
Class A	$37,149,331
Class B	693,708,343
Class E	6,559,996
Capital Shares Outstanding*
Class A	3,725,561
Class B	70,325,343
Class E	662,603
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.97
Class B	9.86
Class E	9.90

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $460,352,406.
(b)	Includes securities loaned at value of $77,169,840.
(c)	Identified cost of affiliated investments was $373,684,782.
(d)	Includes securities loaned at value of $63,688,406.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends from Underlying ETFs	$9,883,605
Dividends from affiliated investments	9,269,836
Securities lending income	616,226

Total investment income	19,769,667
Expenses
Management fees	2,308,920
Administration fees	37,500
Custodian and accounting fees	38,331
Distribution and service fees—Class B	1,694,914
Distribution and service fees—Class E	9,832
Audit and tax services	50,426
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	27,162
Insurance	6,653
Miscellaneous	19,065

Total expenses	4,285,606

Net Investment Income	15,484,061

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	7,358,711
Affiliated investments	6,908,049

Net realized gain (loss)	14,266,760

Net change in unrealized appreciation (depreciation) on:
Investments	34,055,991
Affiliated investments	41,783,033

Net change in unrealized appreciation (depreciation)	75,839,024

Net realized and unrealized gain (loss)	90,105,784

Net Increase (Decrease) in Net Assets From Operations	$105,589,845

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$15,484,061	$13,651,337
Net realized gain (loss)	14,266,760	23,197,179
Net change in unrealized appreciation (depreciation)	75,839,024	(178,819,029)

Increase (decrease) in net assets from operations	105,589,845	(141,970,513)

From Distributions to Shareholders
Class A	(2,571,906)	(7,057,572)
Class B	(48,701,007)	(143,623,872)
Class E	(475,648)	(1,436,124)

Total distributions	(51,748,561)	(152,117,568)

Increase (decrease) in net assets from capital share transactions	(21,350,160)	81,269,459

Total increase (decrease) in net assets	32,491,124	(212,818,622)

Net Assets
Beginning of period	704,926,546	917,745,168

End of period	$737,417,670	$704,926,546

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	190,994	$1,830,683	142,121	$1,483,016
Reinvestments	273,026	2,571,906	767,962	7,057,572
Redemptions	(391,675)	(3,724,309)	(208,173)	(2,216,472)

Net increase (decrease)	72,345	$678,280	701,910	$6,324,116

Class B
Sales	1,205,514	$11,445,117	1,026,716	$10,893,746
Reinvestments	5,219,829	48,701,007	15,765,518	143,623,872
Redemptions	(8,657,890)	(81,838,611)	(7,449,884)	(80,425,114)

Net increase (decrease)	(2,232,547)	$(21,692,487)	9,342,350	$74,092,504

Class E
Sales	46,996	$443,637	77,296	$893,204
Reinvestments	50,817	475,648	157,125	1,436,124
Redemptions	(132,511)	(1,255,238)	(139,576)	(1,476,489)

Net increase (decrease)	(34,698)	$(335,953)	94,845	$852,839

Increase (decrease) derived from capital shares transactions		$(21,350,160)		$81,269,459

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.25	$13.86	$12.61	$12.18	$10.86

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23	0.22	0.36	0.22	0.30
Net realized and unrealized gain (loss)	1.22	(2.41)	1.85	0.97	2.07

Total income (loss) from investment operations	1.45	(2.19)	2.21	1.19	2.37

Less Distributions
Distributions from net investment income	(0.21)	(0.37)	(0.23)	(0.31)	(0.27)
Distributions from net realized capital gains	(0.52)	(2.05)	(0.73)	(0.45)	(0.78)

Total distributions	(0.73)	(2.42)	(0.96)	(0.76)	(1.05)

Net Asset Value, End of Period	$9.97	$9.25	$13.86	$12.61	$12.18

Total Return (%) (b) (c)	16.13	(15.67)	17.88	11.06	22.71 (d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.36	0.35	0.34	0.35	0.35
Ratio of net investment income (loss) to average net assets (%) (f)	2.40	2.04	2.64	1.95	2.58
Portfolio turnover rate (%)	145	123	80	73	57
Net assets, end of period (in millions)	$37.1	$33.8	$40.9	$36.0	$34.8

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.16	$13.74	$12.51	$12.09	$10.78

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.20	0.19	0.31	0.19	0.27
Net realized and unrealized gain (loss)	1.20	(2.39)	1.85	0.96	2.06

Total income (loss) from investment operations	1.40	(2.20)	2.16	1.15	2.33

Less Distributions
Distributions from net investment income	(0.18)	(0.33)	(0.20)	(0.28)	(0.24)
Distributions from net realized capital gains	(0.52)	(2.05)	(0.73)	(0.45)	(0.78)

Total distributions	(0.70)	(2.38)	(0.93)	(0.73)	(1.02)

Net Asset Value, End of Period	$9.86	$9.16	$13.74	$12.51	$12.09

Total Return (%) (b) (c)	15.75	(15.87)	17.60	10.75	22.44

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.61	0.60	0.59	0.60	0.60
Ratio of net investment income (loss) to average net assets (%) (f)	2.14	1.76	2.33	1.69	2.30
Portfolio turnover rate (%)	145	123	80	73	57
Net assets, end of period (in millions)	$693.7	$664.7	$868.5	$829.5	$830.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.19	$13.78	$12.54	$12.12	$10.81

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.20	0.33	0.20	0.28
Net realized and unrealized gain (loss)	1.21	(2.39)	1.85	0.96	2.06

Total income (loss) from investment operations	1.42	(2.19)	2.18	1.16	2.34

Less Distributions
Distributions from net investment income	(0.19)	(0.35)	(0.21)	(0.29)	(0.25)
Distributions from net realized capital gains	(0.52)	(2.05)	(0.73)	(0.45)	(0.78)

Total distributions	(0.71)	(2.40)	(0.94)	(0.74)	(1.03)

Net Asset Value, End of Period	$9.90	$9.19	$13.78	$12.54	$12.12

Total Return (%) (b) (c)	15.93	(15.78)	17.75	10.84	22.53

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.51	0.50	0.49	0.50	0.50
Ratio of net investment income (loss) to average net assets (%) (f)	2.23	1.86	2.46	1.79	2.42
Portfolio turnover rate (%)	145	123	80	73	57
Net assets, end of period (in millions)	$6.6	$6.4	$8.3	$7.7	$7.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	During 2021, 0.08% of the Portfolio’s total return for Class A, Class B and Class E, respectively, consists of a voluntary reimbursement by the subadviser. Excluding this item, total return would have been 17.80%, 17.52.%, and 17.67% for Class A, Class B and Class E, respectively.
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is SSGA Growth ETF Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.
The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, Standard and Poors Depositary Receipts (SPDRs®) of the S&P 500® ETF Trust, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares® Trust, iShares®, Inc., and Vanguard ETFsTM of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The NAV of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy

Investments in registered open-end management investment companies are valued at reported NAV per share and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

BHFTI-12

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trusthas designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $63,280,348, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments

BHFTI-13

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$994,500,841	$0	$1,055,524,686

BHFTI-14

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$2,308,920	0.330%	First $500 million
	0.300%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-15

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2023 is as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2023
Communication Services Select Sector SPDR Fund	$—	$57,498,601	$(37,641,750)	$1,249,695	$1,100,384	$22,206,930
Consumer Discretionary Select Sector SPDR Fund	—	47,811,397	(47,844,594)	33,197	—	—
Consumer Staples Select Sector SPDR Fund	14,147,353	23,222,147	(35,975,635)	(1,723,060)	329,195	—
Energy Select Sector SPDR Fund	7,443,697	53,683,289	(37,573,968)	1,131,205	(2,880,290)	21,803,933
Financial Select Sector SPDR Fund	14,320,908	25,728,916	(41,182,853)	1,333,597	(200,568)	—
Health Care Select Sector SPDR Fund	—	36,809,972	(36,073,982)	(735,990)	—	—
Industrial Select Sector SPDR Fund	—	33,661,923	(34,057,341)	395,418	—	—
Materials Select Sector SPDR Fund	6,869,242	54,955,238	(61,468,471)	(705,352)	349,343	—
SPDR Blackstone Senior Loan ETF	—	11,613,269	(1,001,719)	7,842	138,378	10,757,770
SPDR Bloomberg Emerging Markets Local Bond ETF	—	11,486,519	(429,649)	(23,053)	34,389	11,068,206
SPDR Bloomberg High Yield Bond ETF	14,204,250	41,528,793	(51,431,959)	(1,627,942)	978,605	3,651,747
SPDR Dow Jones International Real Estate ETF	14,365,558	841,548	(14,809,853)	(4,099,606)	3,702,353	—
SPDR Gold Shares	—	31,073,364	(9,570,700)	(279,239)	1,065,468	22,288,893
SPDR Portfolio Developed World ex-US ETF	—	121,630,433	(22,102,828)	(284,686)	4,038,207	103,281,126
SPDR S&P 500 ETF Trust	188,925,392	119,957,255	(189,051,086)	12,178,358	29,590,728	161,600,647
SPDR S&P International Small Cap ETF	21,481,740	1,844,186	(2,458,214)	14,450	1,680,079	22,562,241
Technology Select Sector SPDR Fund	—	20,680,714	(671,078)	43,215	1,856,762	21,909,613

	$281,758,140	$694,027,564	$(623,345,680)	$6,908,049	$41,783,033	$401,131,106

Security Description	Income earned from affiliates during the period	Number of shares held at December 31, 2023
Communication Services Select Sector SPDR Fund	$53,089	305,628
Consumer Discretionary Select Sector SPDR Fund	83,695	—
Consumer Staples Select Sector SPDR Fund	—	—
Energy Select Sector SPDR Fund	503,917	260,066
Financial Select Sector SPDR Fund	62,688	—
Health Care Select Sector SPDR Fund	91,045	—
Industrial Select Sector SPDR Fund	233,014	—
Materials Select Sector SPDR Fund	—	—
SPDR Blackstone Senior Loan ETF	568,449	256,565
SPDR Bloomberg Emerging Markets Local Bond ETF	336,790	521,102
SPDR Bloomberg High Yield Bond ETF	1,054,640	38,549
SPDR Dow Jones International Real Estate ETF	126,381	—
SPDR Gold Shares	—	116,592
SPDR Portfolio Developed World ex-US ETF	2,947,775	3,036,787
SPDR S&P 500 ETF Trust	2,569,260	339,990
SPDR S&P International Small Cap ETF	591,056	710,398
Technology Select Sector SPDR Fund	48,037	113,828

	$9,269,836

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-16

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$836,235,006

Gross unrealized appreciation	53,693,865
Gross unrealized (depreciation)	(8,276,580)

Net unrealized appreciation (depreciation)	$45,417,285

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$13,683,188	$35,140,682	$38,065,373	$116,976,886	$51,748,561	$152,117,568

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$15,269,011	—	$45,417,285	$(613,120)	$60,073,176

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had accumulated long-term capital losses of $613,120.

9. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-17

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the SSGA Growth ETF Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SSGA Growth ETF Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers, and transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-20

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-21

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-22

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

SSGA Growth ETF Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and SSGA Funds Management, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board further considered that the Portfolio underperformed its benchmark, the MSCI ACWI (All Country World Index), for the one-, three-, and five-year periods ended October 31, 2023. The Board also noted that the Portfolio outperformed its other benchmark, the SSGA Growth Composite Index, for the one- and three-year periods ended October 31, 2023 and underperformed the same benchmark for the five-year period ended October 31, 2023.

BHFTI-23

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median, the Expense Universe Median, and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (inclusive of underlying fund expenses and exclusive of 12b-l fees) were above the Expense Group median and the Sub-advised Expense Universe median and below the Expense Universe Median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-24

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B and E shares of the T. Rowe Price Large Cap Value Portfolio returned 9.91%, 9.64%, and 9.78%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index¹, returned 11.46%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities produced strong gains in 2023, driven by generally favorable corporate earnings, a resilient economy, and increased investor interest in artificial intelligence. The market overcame bearish factors such as regional bank turmoil in March, uncertainty around Congress and President Biden agreeing to raise the debt ceiling, geopolitical concerns stemming from the ongoing Russian invasion of Ukraine and from Israel’s response to deadly Hamas attacks in early October, and a sluggish Chinese economic recovery. Arguably the most significant factor affecting the U.S. economy throughout the year was rising interest rates in response to elevated inflation. The U.S. Federal Reserve (the “Fed”) raised short-term interest rates four times through the end of July, lifting the federal funds target rate to the 5.25% to 5.50% range. Equities rallied through year-end as the Federal Open Market Committee at their mid-December policy meeting projected three quarter-point interest rate cuts in 2024.

Domestic investment grade bonds produced positive returns in 2023, as a strong year-end rally offset earlier losses stemming from rising interest rates. Short-term U.S. Treasury yields rose as the Fed lifted the fed funds target rate through July, before keeping the target range steady through year-end. Intermediate- and long-term U.S. Treasury yields climbed to multiyear highs by late October and the 10-year yield reached the 5.00% level for the first time in about 16 years. Yields then plunged in the last two months of the year amid signs of disinflation, labor market softening, and expectations for interest rate cuts in 2024. The 10-year yield ended the year at 3.88%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted positive returns but underperformed its benchmark, the Russell 1000 Value Index (the “Index”), during the reporting period. Broadly speaking, sector allocation drove relative underperformance, which was partially offset by security selection.

An underweight to Communication Services broadly, and Meta Platforms in particular, was a notable headwind as the stock rose significantly following a renewed focus toward cost discipline during the first half of 2023. Meta Platforms transitioned out of the Index during the annual reconstitution in June.

An overweight allocation and unfavorable stock selection in the Consumer Staples sector also weighed on relative performance. A position in Conagra Brands detracted from relative results as the company underperformed during the year. Higher levels of inflation and a narrative around Ozempic and other glucagon-like peptide-1 (GLP-1) drugs weighed on the packaged food industry. The company faced weaker volume trends throughout the summer, specifically as it faced a shipment disruption from its largest frozen food supplier.

Stock selection and an underweight allocation in the Financials sector further detracted from relative performance. A position in Chubb detracted from relative results as losses in the North American agriculture segment weighed on results. Volatility and a broad rotation within the Financials sector following the regional banking crisis in March also hurt performance. Later in the period, Chubb benefited from strong earnings driven by property and casualty pricing strength and higher interest rates.

Conversely, Information Technology (“IT”) contributed to relative performance due to favorable stock selection. Western Digital benefited the Portfolio over the period. Entering the year, Western Digital contended with depressed fundamentals. As the year progressed, the stock benefited as fundamentals appeared to be bottoming and there was a line of sight to a recovery in the business.

Stock selection in the Energy sector also aided relative returns. TotalEnergies (France) contributed to relative performance over the period, as the stock benefited from the company’s continued strong execution and focus on low-cost production and shareholder-friendly capital allocation policies.

BHFTI-1

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

At the end of the period, the Portfolio was overweight relative to the Index in the Utilities, IT, Health Care, Energy, Industrials, and Consumer Staples sectors. The Portfolio was underweight the Financials, Consumer Discretionary, Communication Services, and Materials sectors. Portfolio positioning decisions are driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

Gabriel Solomon

John D. Linehan

Portfolio Managers

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year	Since Inception[1]
T. Rowe Price Large Cap Value Portfolio
Class A	9.91	11.55	8.93	—
Class B	9.64	11.26	8.66	—
Class E	9.78	11.38	—	8.70
Russell 1000 Value Index	11.46	10.91	8.40	—

1 Inception dates of the Class A, Class B and Class E shares are 12/11/1989, 3/22/2001 and 4/23/2014, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
QUALCOMM, Inc.	3.3
Wells Fargo & Co.	2.8
Chubb Ltd.	2.8
Southern Co.	2.8
TotalEnergies SE (ADR)	2.7
Bank of America Corp.	2.5
Elevance Health, Inc.	2.3
Johnson & Johnson	2.3
American International Group, Inc.	2.2
L3Harris Technologies, Inc.	2.2

Top Sectors

% of Net Assets
Financials	20.3
Health Care	16.4
Industrials	14.9
Information Technology	11.1
Consumer Staples	10.1
Energy	8.6
Utilities	5.6
Real Estate	3.7
Communication Services	3.4
Materials	2.6

BHFTI-3

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.52%	$1,000.00	$1,079.50	$2.73
	Hypothetical*	0.52%	$1,000.00	$1,022.58	$2.65

Class B (a)	Actual	0.77%	$1,000.00	$1,077.60	$4.03
	Hypothetical*	0.77%	$1,000.00	$1,021.32	$3.92

Class E (a)	Actual	0.67%	$1,000.00	$1,078.80	$3.51
	Hypothetical*	0.67%	$1,000.00	$1,021.83	$3.41

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—98.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.6%
Boeing Co. (a)	141,000	$36,753,060
L3Harris Technologies, Inc.	270,937	57,064,751

		93,817,811

Air Freight & Logistics—0.6%
United Parcel Service, Inc. - Class B	102,475	16,112,144

Banks—9.6%
Bank of America Corp.	1,965,706	66,185,321
Citigroup, Inc.	213,000	10,956,720
Fifth Third Bancorp	994,770	34,309,617
Huntington Bancshares, Inc.	2,101,011	26,724,860
U.S. Bancorp (b)	929,216	40,216,469
Wells Fargo & Co.	1,529,514	75,282,679

		253,675,666

Beverages—0.7%
Coca-Cola Co.	329,322	19,406,945

Broadline Retail—0.5%
Kohl’s Corp. (b)	490,506	14,067,712

Capital Markets—0.8%
Charles Schwab Corp.	289,000	19,883,200

Chemicals—1.7%
CF Industries Holdings, Inc. (b)	332,533	26,436,373
RPM International, Inc.	172,422	19,247,468

		45,683,841

Consumer Staples Distribution & Retail—2.0%
Walmart, Inc.	329,664	51,971,530

Containers & Packaging—0.9%
International Paper Co.	657,968	23,785,543

Diversified Telecommunication Services—1.0%
Verizon Communications, Inc.	728,229	27,454,233

Electric Utilities—3.0%
NextEra Energy, Inc.	124,000	7,531,760
Southern Co.	1,037,767	72,768,222

		80,299,982

Energy Equipment & Services—0.7%
Baker Hughes Co.	515,000	17,602,700

Entertainment—0.3%
Walt Disney Co.	95,358	8,609,874

Financial Services—3.2%
Equitable Holdings, Inc. (b)	970,262	32,309,725
Fiserv, Inc. (a)	399,573	53,079,277

		85,389,002

Food Products—2.2%
Conagra Brands, Inc. (b)	1,375,931	39,434,182
Tyson Foods, Inc. - Class A	361,000	19,403,750

		58,837,932

Ground Transportation—2.2%
Norfolk Southern Corp.	128,000	30,256,640
Union Pacific Corp.	114,283	28,070,190

		58,326,830

Health Care Equipment & Supplies—5.7%
Baxter International, Inc.	862,000	33,324,920
Becton Dickinson & Co.	168,493	41,083,648
Medtronic PLC	527,049	43,418,297
Zimmer Biomet Holdings, Inc.	275,320	33,506,444

		151,333,309

Health Care Providers & Services—5.0%
Cigna Group	86,658	25,949,738
CVS Health Corp.	440,907	34,814,017
Elevance Health, Inc.	131,031	61,788,978
Humana, Inc.	20,059	9,183,211

		131,735,944

Hotels, Restaurants & Leisure—0.7%
Las Vegas Sands Corp.	379,440	18,672,242

Household Products—2.4%
Colgate-Palmolive Co.	465,626	37,115,049
Kimberly-Clark Corp.	223,228	27,124,434

		64,239,483

Industrial Conglomerates—5.0%
3M Co.	104,000	11,369,280
General Electric Co.	331,287	42,282,160
Honeywell International, Inc.	120,000	25,165,200
Siemens AG (ADR)	580,054	54,258,251

		133,074,891

Insurance—6.8%
American International Group, Inc.	875,643	59,324,813
Chubb Ltd.	325,312	73,520,512
Hartford Financial Services Group, Inc.	567,876	45,645,873

		178,491,198

IT Services—0.8%
Accenture PLC - Class A	59,490	20,875,636

Machinery—2.9%
Cummins, Inc.	139,263	33,363,237
Stanley Black & Decker, Inc. (b)	433,836	42,559,312

		75,922,549

Media — 2.0%
News Corp. - Class A	2,133,967	52,388,890

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Multi-Utilities—2.5%
Ameren Corp.	253,832	$18,362,207
Dominion Energy, Inc. (b)	600,383	28,218,001
Sempra	277,004	20,700,509

		67,280,717

Oil, Gas & Consumable Fuels—8.0%
ConocoPhillips	168,893	19,603,411
EOG Resources, Inc.	143,937	17,409,180
EQT Corp. (b)	619,000	23,930,540
Exxon Mobil Corp.	387,890	38,781,242
Suncor Energy, Inc.	766,892	24,571,220
TotalEnergies SE (ADR) (b)	1,052,901	70,944,469
Williams Cos., Inc. (b)	432,267	15,055,860

		210,295,922

Passenger Airlines—0.7%
Southwest Airlines Co. (b)	602,505	17,400,344

Personal Care Products—1.1%
Kenvue, Inc.	1,368,439	29,462,492

Pharmaceuticals—5.6%
Bristol-Myers Squibb Co.	292,443	15,005,250
Elanco Animal Health, Inc. (a)	1,295,184	19,298,242
Johnson & Johnson	381,445	59,787,689
Merck & Co., Inc.	229,863	25,059,664
Pfizer, Inc.	1,032,630	29,729,418

		148,880,263

Residential REITs—1.9%
AvalonBay Communities, Inc. (b)	269,569	50,468,708

Semiconductors & Semiconductor Equipment—5.9%
Applied Materials, Inc.	70,336	11,399,356
Intel Corp.	797,000	40,049,250
QUALCOMM, Inc.	601,180	86,948,663
Texas Instruments, Inc. (b)	97,056	16,544,166

		154,941,435

Software—1.1%
Microsoft Corp.	73,686	27,708,883

Specialized REITs—1.8%
Weyerhaeuser Co.	1,353,778	47,070,861

Specialty Retail—0.5%
Best Buy Co., Inc.	169,763	13,289,048

Technology Hardware, Storage & Peripherals—3.4%
Samsung Electronics Co. Ltd. (GDR)	23,378	35,048,015
Western Digital Corp. (a) (b)	1,047,778	54,872,134

		89,920,149

Tobacco—1.7%
Philip Morris International, Inc.	463,819	43,636,092

Total Common Stocks (Cost $2,229,270,393)		2,602,014,001

Short-Term Investment—1.4%

Mutual Funds—1.4%
T. Rowe Price Treasury Reserve Fund (c)	36,779,362	36,779,362

Total Short-Term Investments (Cost $36,779,362)		36,779,362

Securities Lending Reinvestments (d)—4.5%

Certificate of Deposit—0.0%
Barclays Bank PLC 5.790%, SOFR + 0.400%, 02/14/24 (e)	1,000,000	1,000,282

Repurchase Agreements—3.0%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $10,006,056; collateralized by various Common Stock with an aggregate market value of $11,137,958.	10,000,000	10,000,000
Barclays Bank PLC Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $1,300,770; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $1,326,727.	1,300,000	1,300,000
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $4,002,422; collateralized by various Common Stock with an aggregate market value of $4,459,247.	4,000,000	4,000,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/29/23 at 5.400%, due on 01/02/24 with a maturity value of $1,000,600; collateralized by U.S. Government Agency Obligations with rates ranging from 0.375% - 26.636%, maturity dates ranging from 10/15/24 - 11/20/73, and an aggregate market value of $1,020,000.	1,000,000	1,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/29/23 at 5.620%, due on 02/02/24 with a maturity value of $2,010,928; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.750%, maturity dates ranging from 01/15/30 - 08/15/32, and various Common Stock with an aggregate market value of $2,040,002.	2,000,000	2,000,000
Repurchase Agreement dated 12/29/23 at 5.870%, due on 07/01/24 with a maturity value of $2,060,331; collateralized by U.S. Treasury Obligations with rates ranging from 0.875% - 3.750%, maturity dates ranging from 05/15/28 - 02/15/32, and various Common Stock with an aggregate market value of $2,040,009.	2,000,000	2,000,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (d)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $19,971,875; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $20,359,323.	19,960,121	$19,960,121
National Bank Financial, Inc. Repurchase Agreement dated 12/29/23 at 5.320%, due on 01/02/24 with a maturity value of $3,199,399; collateralized by U.S. Treasury Obligation at 0.500%, maturing 02/28/26, and an aggregate market value of $3,276,750.	3,197,508	3,197,508
National Bank of Canada Repurchase Agreement dated 12/29/23 at 5.470%, due on 01/02/24 with a maturity value of $10,006,078; collateralized by various Common Stock with an aggregate market value of $11,160,071.	10,000,000	10,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $14,008,633; collateralized by various Common Stock with an aggregate market value of $15,624,197.	14,000,000	14,000,000
Societe Generale Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $3,702,191; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $3,782,382.	3,700,000	3,700,000
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $3,101,836; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $3,162,001.	3,100,000	3,100,000
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $3,502,108; collateralized by various Common Stock with an aggregate market value of $3,855,714.	3,500,000	3,500,000

		77,757,629

Time Deposits—0.3%
DZ Bank AG (NY) 5.300%, 01/02/24	2,000,000	2,000,000
First Abu Dhabi Bank USA NV 5.320%, 01/02/24	5,000,000	5,000,000
National Bank of Canada 5.370%, OBFR + 0.050%, 01/05/24 (e)	1,000,000	1,000,000

		8,000,000

Mutual Funds—1.2%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (f)	10,000,000	10,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (f)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (f)	5,000,000	5,000,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (f)	5,000,000	5,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.320% (f)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.270% (f)	5,000,000	5,000,000

		32,000,000

Total Securities Lending Reinvestments (Cost $118,757,629)		118,757,911

Total Investments—104.4% (Cost $2,384,807,384)		2,757,551,274
Other assets and liabilities (net)—(4.4)%		(115,505,291)

Net Assets—100.0%		$2,642,045,983

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $125,350,672 and the collateral received consisted of cash in the amount of $118,757,629 and non-cash collateral with a value of $9,839,350. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

Glossary of Abbreviations

Index Abbreviations

(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt
(GDR)—	Global Depositary Receipt
(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$93,817,811	$—	$—	$93,817,811
Air Freight & Logistics	16,112,144	—	—	16,112,144
Banks	253,675,666	—	—	253,675,666
Beverages	19,406,945	—	—	19,406,945
Broadline Retail	14,067,712	—	—	14,067,712
Capital Markets	19,883,200	—	—	19,883,200
Chemicals	45,683,841	—	—	45,683,841
Consumer Staples Distribution & Retail	51,971,530	—	—	51,971,530
Containers & Packaging	23,785,543	—	—	23,785,543
Diversified Telecommunication Services	27,454,233	—	—	27,454,233
Electric Utilities	80,299,982	—	—	80,299,982
Energy Equipment & Services	17,602,700	—	—	17,602,700
Entertainment	8,609,874	—	—	8,609,874
Financial Services	85,389,002	—	—	85,389,002
Food Products	58,837,932	—	—	58,837,932
Ground Transportation	58,326,830	—	—	58,326,830
Health Care Equipment & Supplies	151,333,309	—	—	151,333,309
Health Care Providers & Services	131,735,944	—	—	131,735,944
Hotels, Restaurants & Leisure	18,672,242	—	—	18,672,242
Household Products	64,239,483	—	—	64,239,483
Industrial Conglomerates	133,074,891	—	—	133,074,891
Insurance	178,491,198	—	—	178,491,198
IT Services	20,875,636	—	—	20,875,636
Machinery	75,922,549	—	—	75,922,549
Media	52,388,890	—	—	52,388,890
Multi-Utilities	67,280,717	—	—	67,280,717
Oil, Gas & Consumable Fuels	210,295,922	—	—	210,295,922
Passenger Airlines	17,400,344	—	—	17,400,344
Personal Care Products	29,462,492	—	—	29,462,492
Pharmaceuticals	148,880,263	—	—	148,880,263
Residential REITs	50,468,708	—	—	50,468,708
Semiconductors & Semiconductor Equipment	154,941,435	—	—	154,941,435
Software	27,708,883	—	—	27,708,883
Specialized REITs	47,070,861	—	—	47,070,861
Specialty Retail	13,289,048	—	—	13,289,048
Technology Hardware, Storage & Peripherals	54,872,134	35,048,015	—	89,920,149
Tobacco	43,636,092	—	—	43,636,092
Total Common Stocks	2,566,965,986	35,048,015	—	2,602,014,001
Total Short-Term Investment*	36,779,362	—	—	36,779,362

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Securities Lending Reinvestments
Certificate of Deposit	$—	$1,000,282	$—	$1,000,282
Repurchase Agreements	—	77,757,629	—	77,757,629
Time Deposits	—	8,000,000	—	8,000,000
Mutual Funds	32,000,000	—	—	32,000,000
Total Securities Lending Reinvestments	32,000,000	86,757,911	—	118,757,911
Total Investments	$2,635,745,348	$121,805,926	$—	$2,757,551,274

Collateral for Securities Loaned (Liability)	$—	$(118,757,629)	$—	$(118,757,629)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$2,720,771,912
Affiliated investments at value (c)	36,779,362
Cash	1,821,567
Receivable for:
Fund shares sold	35,640
Dividends	5,715,756
Dividends on affiliated investments	212,408
Prepaid expenses	9,137

Total Assets	2,765,345,782
Liabilities
Collateral for securities loaned	118,757,629
Payables for:
Investments purchased	1,513,526
Affiliated investments purchased	184,368
Fund shares redeemed	1,173,591
Accrued Expenses:
Management fees	1,091,957
Distribution and service fees	231,889
Deferred trustees’ fees	180,032
Other expenses	166,807

Total Liabilities	123,299,799

Net Assets	$2,642,045,983

Net Assets Consist of:
Paid in surplus	$2,099,834,166
Distributable earnings (Accumulated losses)	542,211,817

Net Assets	$2,642,045,983

Net Assets
Class A	$1,407,820,182
Class B	928,062,597
Class E	306,163,204
Capital Shares Outstanding*
Class A	53,425,903
Class B	35,742,649
Class E	11,709,231
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$26.35
Class B	25.97
Class E	26.15

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,348,028,022.
(b)	Includes securities loaned at value of $125,350,672.
(c)	Identified cost of affiliated investments was $36,779,362.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$72,827,141
Dividends from affiliated investments	2,218,976
Interest	213
Securities lending income	485,898

Total investment income	75,532,228
Expenses
Management fees	14,661,340
Administration fees	109,743
Custodian and accounting fees	132,843
Distribution and service fees—Class B	2,251,800
Distribution and service fees—Class E	444,929
Audit and tax services	49,026
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	82,122
Insurance	24,156
Miscellaneous	100,746

Total expenses	17,949,508
Less management fee waiver	(1,910,369)

Net expenses	16,039,139

Net Investment Income	59,493,089

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	117,784,285
Foreign currency transactions	13,769

Net realized gain (loss)	117,798,054

Net change in unrealized appreciation (depreciation) on:
Investments	63,490,929
Foreign currency transactions	(281)

Net change in unrealized appreciation (depreciation)	63,490,648

Net realized and unrealized gain (loss)	181,288,702

Net Increase (Decrease) in Net Assets From Operations	$240,781,791

(a)	Net of foreign withholding taxes of $1,097,879.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$59,493,089	$55,322,185
Net realized gain (loss)	117,798,054	378,250,413
Net change in unrealized appreciation (depreciation)	63,490,648	(589,531,733)

Increase (decrease) in net assets from operations	240,781,791	(155,959,135)

From Distributions to Shareholders
Class A	(230,819,332)	(218,363,299)
Class B	(150,428,873)	(136,983,911)
Class E	(49,197,773)	(46,504,521)

Total distributions	(430,445,978)	(401,851,731)

Increase (decrease) in net assets from capital share transactions	185,678,783	(88,417,509)

Total increase (decrease) in net assets	(3,985,404)	(646,228,375)

Net Assets
Beginning of period	2,646,031,387	3,292,259,762

End of period	$2,642,045,983	$2,646,031,387

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	425,893	$11,277,472	169,567	$5,309,331
Reinvestments	9,589,503	230,819,332	8,048,776	218,363,299
Redemptions	(5,575,641)	(142,709,838)	(10,940,146)	(352,560,980)

Net increase (decrease)	4,439,755	$99,386,966	(2,721,803)	$(128,888,350)

Class B
Sales	1,473,363	$38,755,902	2,172,353	$68,545,859
Reinvestments	6,333,847	150,428,873	5,107,528	136,983,911
Redemptions	(4,770,641)	(122,612,421)	(5,238,148)	(163,722,356)

Net increase (decrease)	3,036,569	$66,572,354	2,041,733	$41,807,414

Class E
Sales	318,366	$8,138,311	199,673	$5,937,047
Reinvestments	2,058,484	49,197,773	1,724,306	46,504,521
Redemptions	(1,447,847)	(37,616,621)	(1,730,543)	(53,778,141)

Net increase (decrease)	929,003	$19,719,463	193,436	$(1,336,573)

Increase (decrease) derived from capital shares transactions		$185,678,783		$(88,417,509)

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$28.77	$35.57	$28.77	$31.29	$28.64

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.64	0.63	0.56	0.64	0.74
Net realized and unrealized gain (loss)	1.75	(2.66)	6.96	(0.35)	6.42

Total income (loss) from investment operations	2.39	(2.03)	7.52	0.29	7.16

Less Distributions
Distributions from net investment income	(0.60)	(0.62)	(0.68)	(0.71)	(0.75)
Distributions from net realized capital gains	(4.21)	(4.15)	(0.04)	(2.10)	(3.76)

Total distributions	(4.81)	(4.77)	(0.72)	(2.81)	(4.51)

Net Asset Value, End of Period	$26.35	$28.77	$35.57	$28.77	$31.29

Total Return (%) (b)	9.91	(4.89)	26.30	3.15	26.81

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.59	0.59	0.59	0.59
Net ratio of expenses to average net assets (%) (c) (d)	0.52	0.51	0.51	0.52	0.52
Ratio of net investment income (loss) to average net assets (%)	2.42	2.02	1.68	2.48	2.44
Portfolio turnover rate (%)	29	30	16	30	19
Net assets, end of period (in millions)	$1,407.8	$1,409.1	$1,839.4	$1,871.9	$1,829.4

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$28.40	$35.17	$28.47	$30.99	$28.39

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.56	0.55	0.47	0.57	0.66
Net realized and unrealized gain (loss)	1.75	(2.63)	6.89	(0.35)	6.37

Total income (loss) from investment operations	2.31	(2.08)	7.36	0.22	7.03

Less Distributions
Distributions from net investment income	(0.53)	(0.54)	(0.62)	(0.64)	(0.67)
Distributions from net realized capital gains	(4.21)	(4.15)	(0.04)	(2.10)	(3.76)

Total distributions	(4.74)	(4.69)	(0.66)	(2.74)	(4.43)

Net Asset Value, End of Period	$25.97	$28.40	$35.17	$28.47	$30.99

Total Return (%) (b)	9.64	(5.15)	25.98	2.87	26.52

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.84	0.84	0.84
Net ratio of expenses to average net assets (%) (c) (d)	0.77	0.76	0.76	0.77	0.77
Ratio of net investment income (loss) to average net assets (%)	2.17	1.79	1.44	2.23	2.19
Portfolio turnover rate (%)	29	30	16	30	19
Net assets, end of period (in millions)	$928.1	$928.9	$1,078.6	$939.3	$940.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$28.57	$35.36	$28.61	$31.12	$28.50

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.59	0.58	0.51	0.60	0.69
Net realized and unrealized gain (loss)	1.76	(2.65)	6.92	(0.35)	6.39

Total income (loss) from investment operations	2.35	(2.07)	7.43	0.25	7.08

Less Distributions
Distributions from net investment income	(0.56)	(0.57)	(0.64)	(0.66)	(0.70)
Distributions from net realized capital gains	(4.21)	(4.15)	(0.04)	(2.10)	(3.76)

Total distributions	(4.77)	(4.72)	(0.68)	(2.76)	(4.46)

Net Asset Value, End of Period	$26.15	$28.57	$35.36	$28.61	$31.12

Total Return (%) (b)	9.78	(5.07)	26.12	3.00	26.62

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.74	0.74	0.74	0.74
Net ratio of expenses to average net assets (%) (c) (d)	0.67	0.66	0.66	0.67	0.67
Ratio of net investment income (loss) to average net assets (%)	2.27	1.88	1.53	2.33	2.29
Portfolio turnover rate (%)	29	30	16	30	19
Net assets, end of period (in millions)	$306.2	$308.0	$374.3	$343.4	$366.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.02% for each of the years ended December 31, 2023 through 2019. (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-14

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the year ended December 31, 2023, the Portfolio received EU tax reclaim payments in the amount of $343,099 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

BHFTI-15

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $77,757,629, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTI-16

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$746,012,131	$0	$916,966,848

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.570% of average daily net assets, provided the assets exceed $1 billion. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2023, were $14,661,340.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio at the annual rate of 0.055% on all assets when average daily net assets exceed $2 billion to below $3 billion.

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year December 31, 2023 amounted to $1,414,691 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Brighthouse Funds Trust II (“BHFTII”) in the aggregate exceed $750 million (ii) the Subadviser subadvises three or more portfolios of the Trust and BHFTII in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, the Subadviser will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTII average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers

BHFTI-17

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived for the year ended December 31, 2023 amounted to $495,678 and are included in the total amount shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2023 is as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Ending Value as of December 31, 2023	Income earned from affiliates during the period	Number of shares held at December 31, 2023
T. Rowe Price Treasury Reserve Fund	$47,062,725	$243,512,912	$(253,796,275)	$36,779,362	$2,218,976	36,779,362

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$2,391,726,621

Gross unrealized appreciation	437,091,210
Gross unrealized (depreciation)	(71,266,557)

Net unrealized appreciation (depreciation)	$365,824,653

BHFTI-18

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$51,885,316	$77,642,188	$378,560,662	$324,209,543	$430,445,978	$401,851,731

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$85,977,023	$90,590,175	$365,824,653	$—	$542,391,851

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-19

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the T. Rowe Price Large Cap Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Large Cap Value Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-22

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-23

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided.

The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-24

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

T. Rowe Price Large Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one- and five-year periods ended June 30, 2023 and outperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year period ended June 30, 2023. The Board also considered that the Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one-year period ended October 31, 2023 and outperformed its benchmark for the three- and five-year periods ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTI-25

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe, each at the Portfolio’s current size.

BHFTI-26

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B and E shares of the T. Rowe Price Mid Cap Growth Portfolio returned 20.11%, 19.84%, and 20.01%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index¹, returned 25.87%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities rallied, due in part to improving sentiment that monetary policy would create a constructive environment heading into 2024. The market environment supported all market capitalizations across growth and value, particularly in small cap equities. After a combination of concerning economic data and uncertainty around the potential spread of conflict in the Middle East after Hamas attacked Israel, equities were pressured in October. But investors latched on to favorable data releases throughout November, including falling inflation, with renewed hopes that policymakers would achieve their goal of a “soft landing” without sparking a recession. At its December meeting, the U.S. Federal Reserve (the “Fed”) kept rates flat for the fourth time in five meetings and set the expectation for interest rate cuts in 2024. The resulting sentiment supported nine straight weeks of gains for the S&P 500 Index—the longest such stretch since 2004—with the S&P 500 Index nearing record highs by the end of December.

Domestic investment grade bonds produced positive returns in 2023, as a strong year-end rally offset earlier losses stemming from rising interest rates. Short-term U.S. Treasury yields rose as the Fed lifted the federal funds target rate to the 5.25% to 5.50% range by the end of July, before keeping the target range steady through year-end. Intermediate- and long-term U.S. Treasury yields climbed to multiyear highs by late October. Yields then plunged in the last two months of the year amid signs of disinflation, labor market softening, and expectations for interest rate cuts in 2024.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted positive results but underperformed its benchmark, the Russell Midcap Growth Index (the “Index”), during the reporting period. Broadly speaking, sector allocation and security selection detracted from relative performance.

The Information Technology (“IT”) sector was the largest relative detractor, hindered by an underweight allocation coupled with unfavorable stock selection. An overweight to Keysight Technologies, the largest global manufacturer of test and measurement solutions, detracted. A decline in orders early in the year, largely due to an inventory correction in its wireless business, resulted in a selloff in the stock. Then a disappointing outlook issued in August, attributed to factors including backlog normalization and general macroeconomic weakness, sent shares of the company lower. The IT sector is the second largest allocation weight in the Portfolio. We favor companies in the semiconductor industry where we have a long-term positive view, like the industry structure, and have been able to find high-quality companies trading at reasonable valuations. We remain interested in companies with strong balance sheets and shareholder-minded management teams that are well positioned.

The Health Care sector also hindered relative performance due to an overweight allocation and unfavorable stock selection. An underweight position in commercial biotechnology company Seagen weighed on performance. The company’s stock price spiked following news that it would be acquired by Pfizer. Additionally, a position in medical technology company Hologic was pressured by the ongoing decline in COVID-19 testing-related demand. We maintain a favorable long-term view of the company, however. COVID-19 testing has accelerated the placement of Hologic’s diagnostic testing machines in many medical facilities, enabling the processing of the company’s other diagnostic offerings as well. Additionally, we believe the market is overlooking the strength of Hologic’s core women’s health business, which we expect to remain a meaningful driver of future growth.

Unfavorable stock selection in the Industrials sector further detracted from relative performance. A position in Southwest, the largest domestic passenger air carrier in the U.S., declined as the company struggled to keep up with industry fares, leading investors to question the resiliency of the company’s business model.

Conversely, favorable stock selection in the Financials sector notably contributed to relative performance. Shares of KKR, a leading diversified global investment firm, advanced following solid quarterly results reflecting growth in fundraising and strong insurance earnings. An update from the company toward period-end, announcing the acquisition of the remaining stake in Global Atlantic as well as other strategic initiatives, was well received by investors.

The Energy sector also aided relative performance due to stock selection and an underweight position for most of the year. Shares of Pioneer Natural Resources spiked following the announcement that the company would be acquired by ExxonMobil.

At the end of the period, the Portfolio was overweight relative to the Index in the Energy, Communication Services, Health Care, Materials,

BHFTI-1

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

and Consumer Staples sectors. The Portfolio was underweight the IT, Financials, Real Estate, Consumer Discretionary, and Industrials sectors. Portfolio positioning decisions are driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

Brian W. H. Berghuis

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
T. Rowe Price Mid Cap Growth Portfolio
Class A	20.11	11.90	10.72
Class B	19.84	11.63	10.45
Class E	20.01	11.75	10.56
Russell Midcap Growth Index	25.87	13.82	10.57

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
Microchip Technology, Inc.	3.1
Marvell Technology, Inc.	2.6
Hologic, Inc.	2.5
Agilent Technologies, Inc.	2.3
Teleflex, Inc.	2.1
Crowdstrike Holdings, Inc. - Class A	1.9
Hilton Worldwide Holdings, Inc.	1.9
Ingersoll Rand, Inc.	1.8
Textron, Inc.	1.8
Trade Desk, Inc.- Class A	1.7

Top Sectors

% of Net Assets
Health Care	24.0
Information Technology	19.2
Industrials	15.7
Consumer Discretionary	12.2
Financials	7.7
Materials	5.5
Communication Services	4.5
Energy	4.2
Consumer Staples	3.6
Real Estate	0.9

BHFTI-3

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.68%	$1,000.00	$1,062.60	$3.54
	Hypothetical*	0.68%	$1,000.00	$1,021.78	$3.47

Class B (a)	Actual	0.93%	$1,000.00	$1,062.10	$4.83
	Hypothetical*	0.93%	$1,000.00	$1,020.52	$4.74

Class E (a)	Actual	0.83%	$1,000.00	$1,062.30	$4.31
	Hypothetical*	0.83%	$1,000.00	$1,021.02	$4.23

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—97.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.3%
BWX Technologies, Inc.	77,200	$5,923,556
Howmet Aerospace, Inc.	25,900	1,401,708
Textron, Inc.	291,561	23,447,336

		30,772,600

Automobile Components—0.2%
Mobileye Global, Inc. - Class A (a) (b)	45,237	1,959,667

Beverages—0.3%
Boston Beer Co., Inc. - Class A (b)	10,787	3,727,879

Biotechnology—5.5%
Alnylam Pharmaceuticals, Inc. (b)	72,200	13,819,802
Apellis Pharmaceuticals, Inc. (a) (b)	59,140	3,540,120
Argenx SE (ADR) (a) (b)	18,545	7,055,074
Ascendis Pharma AS (ADR) (a) (b)	50,700	6,385,665
Biogen, Inc. (b)	39,000	10,092,030
CRISPR Therapeutics AG (a) (b)	53,283	3,335,516
Exact Sciences Corp. (b)	64,200	4,749,516
Ionis Pharmaceuticals, Inc. (a) (b)	204,800	10,360,832
Karuna Therapeutics, Inc. (a) (b)	28,064	8,882,537
Sarepta Therapeutics, Inc. (b)	38,838	3,745,148

		71,966,240

Capital Markets—5.1%
Cboe Global Markets, Inc.	13,300	2,374,848
Intercontinental Exchange, Inc.	117,100	15,039,153
KKR & Co., Inc.	234,000	19,386,900
MarketAxess Holdings, Inc.	25,900	7,584,815
Raymond James Financial, Inc. (a)	75,500	8,418,250
Tradeweb Markets, Inc. - Class A (a)	158,200	14,377,216

		67,181,182

Chemicals—0.5%
RPM International, Inc.	60,700	6,775,941

Commercial Services & Supplies—0.9%
Veralto Corp. (a)	86,600	7,123,716
Waste Connections, Inc.	31,000	4,627,370

		11,751,086

Construction & Engineering—0.3%
Quanta Services, Inc. (a)	18,500	3,992,300

Construction Materials—1.3%
Martin Marietta Materials, Inc.	35,238	17,580,591

Consumer Staples Distribution & Retail—2.2%
Casey’s General Stores, Inc. (a)	38,800	10,659,912
Dollar General Corp.	23,921	3,252,060
Dollar Tree, Inc. (a) (b)	103,571	14,712,261
Maplebear, Inc. † (b) (c)	25,174	561,292

		29,185,525

Containers & Packaging—3.6%
Avery Dennison Corp.	86,200	17,426,192
Ball Corp. (a)	394,086	22,667,827
Sealed Air Corp.	216,200	7,895,624

		47,989,643

Diversified Consumer Services—0.3%
Bright Horizons Family Solutions, Inc. (b)	43,100	4,061,744

Electrical Equipment—0.1%
Shoals Technologies Group, Inc. - Class A (a) (b)	111,200	1,728,048

Electronic Equipment, Instruments & Components—2.8%
Amphenol Corp. - Class A	116,200	11,518,906
Cognex Corp.	107,600	4,491,224
Keysight Technologies, Inc. (b)	111,400	17,722,626
Littelfuse, Inc. (a)	9,400	2,515,064

		36,247,820

Energy Equipment & Services—0.8%
TechnipFMC PLC (a)	456,942	9,202,812
Weatherford International PLC (a) (b)	15,200	1,487,016

		10,689,828

Entertainment—2.0%
Liberty Media Corp.-Liberty Formula One - Class C (b)	135,991	8,585,112
Spotify Technology SA (b)	96,700	18,170,897

		26,756,009

Financial Services—0.8%
FleetCor Technologies, Inc. (b)	39,300	11,106,573

Food Products—0.4%
TreeHouse Foods, Inc. (b)	118,049	4,893,131

Ground Transportation—1.7%
J.B. Hunt Transport Services, Inc.	112,100	22,390,854

Health Care Equipment & Supplies—8.2%
Alcon, Inc.	138,100	10,788,372
Cooper Cos., Inc.	36,700	13,888,748
Dentsply Sirona, Inc. (a)	160,309	5,705,397
Enovis Corp. (a) (b)	140,000	7,842,800
Hologic, Inc. (b)	465,400	33,252,830
QuidelOrtho Corp. (b)	119,674	8,819,974
Teleflex, Inc. (a)	111,823	27,881,947

		108,180,068

Health Care Providers & Services—2.1%
Acadia Healthcare Co., Inc. (b)	181,000	14,074,560
Agilon Health, Inc (a) (b)	204,538	2,566,952
Molina Healthcare, Inc. (a) (b)	31,500	11,381,265

		28,022,777

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Technology—1.4%
Veeva Systems, Inc. - Class A (b)	93,261	$17,954,608

Hotels, Restaurants & Leisure—5.9%
Caesars Entertainment, Inc. (b)	130,799	6,131,857
Chipotle Mexican Grill, Inc. (b)	2,300	5,260,008
Domino’s Pizza, Inc. (a)	50,510	20,821,737
Hilton Worldwide Holdings, Inc.	135,100	24,600,359
MGM Resorts International (a) (b)	152,487	6,813,119
Yum! Brands, Inc.	110,571	14,447,207

		78,074,287

Household Products—0.4%
Reynolds Consumer Products, Inc. (a)	175,500	4,710,420

Insurance—1.7%
Assurant, Inc. (a)	86,200	14,523,838
Axis Capital Holdings Ltd.	64,600	3,576,902
Markel Group, Inc. (a) (b)	3,300	4,685,670

		22,786,410

Interactive Media & Services—0.3%
Match Group, Inc. (b)	121,346	4,429,129

IT Services—0.3%
MongoDB, Inc. (a) (b)	10,700	4,374,695

Life Sciences Tools & Services—6.1%
Agilent Technologies, Inc. (a)	215,600	29,974,868
Avantor, Inc. (a) (b)	866,700	19,786,761
Bruker Corp.	237,211	17,430,264
Mettler-Toledo International, Inc. (b)	3,900	4,730,544
West Pharmaceutical Services, Inc.	25,318	8,914,974

		80,837,411

Machinery—4.4%
Esab Corp.	134,764	11,673,258
Fortive Corp.	194,700	14,335,761
IDEX Corp.	35,600	7,729,116
Ingersoll Rand, Inc.	304,900	23,580,966

		57,319,101

Media—2.2%
New York Times Co. - Class A	121,300	5,942,487
Trade Desk, Inc. - Class A (a) (b)	318,000	22,883,280

		28,825,767

Oil, Gas & Consumable Fuels—3.4%
Cheniere Energy, Inc.	101,500	17,327,065
Chesapeake Energy Corp. (a)	43,600	3,354,584
Coterra Energy, Inc. (a)	247,800	6,323,856
EQT Corp. (a)	282,800	10,933,048
Pioneer Natural Resources Co.	8,701	1,956,681
Range Resources Corp. (a)	152,300	4,636,012

		44,531,246

Passenger Airlines—0.5%
Southwest Airlines Co. (a)	217,800	6,290,064

Personal Care Products—0.3%
Kenvue, Inc.	196,260	4,225,478

Pharmaceuticals—0.7%
Catalent, Inc. (a) (b)	204,790	9,201,215

Professional Services—4.5%
Broadridge Financial Solutions, Inc.	56,100	11,542,575
Equifax, Inc. (a)	80,200	19,832,658
Paylocity Holding Corp. (a) (b)	65,000	10,715,250
TransUnion	139,300	9,571,303
Verisk Analytics, Inc.	30,800	7,356,888

		59,018,674

Real Estate Management & Development—0.9%
CoStar Group, Inc. (b)	140,883	12,311,765

Semiconductors & Semiconductor Equipment—7.9%
KLA Corp.	16,239	9,439,731
Lattice Semiconductor Corp. (a) (b)	194,900	13,446,151
Marvell Technology, Inc.	561,569	33,868,226
Microchip Technology, Inc.	457,300	41,239,314
NXP Semiconductors NV	29,100	6,683,688

		104,677,110

Software—8.0%
Atlassian Corp. - Class A (b)	27,400	6,517,364
BILL Holdings, Inc. (a) (b)	21,851	1,782,823
CCC Intelligent Solutions Holdings, Inc. (a) (b)	772,073	8,793,911
Clear Secure, Inc. - Class A (a)	77,027	1,590,608
Crowdstrike Holdings, Inc. - Class A (b)	97,577	24,913,360
Fair Isaac Corp. (b)	13,200	15,364,932
Fortinet, Inc. (b)	119,800	7,011,894
PTC, Inc. (b)	114,263	19,991,454
Roper Technologies, Inc.	18,600	10,140,162
Tyler Technologies, Inc. (a) (b)	23,500	9,825,820

		105,932,328

Specialty Retail—5.0%
Bath & Body Works, Inc. (a)	250,100	10,794,316
Burlington Stores, Inc. (b)	82,900	16,122,392
Five Below, Inc. (a) (b)	54,200	11,553,272
O’Reilly Automotive, Inc. (b)	1,900	1,805,152
Ross Stores, Inc.	109,000	15,084,510
Tractor Supply Co. (a)	14,669	3,154,275
Ulta Beauty, Inc. (b)	15,600	7,643,844

		66,157,761

Technology Hardware, Storage & Peripherals—0.1%
Pure Storage, Inc. - Class A (b)	43,600	1,554,776

Textiles, Apparel & Luxury Goods—0.8%
Birkenstock Holding PLC (a) (b)	68,098	3,318,415

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
Lululemon Athletica, Inc. (b)	13,100	$6,697,899

		10,016,314

Trading Companies & Distributors—1.0%
United Rentals, Inc.	22,900	13,131,318

Total Common Stocks (Cost $916,166,192)		1,283,319,383

Convertible Preferred Stocks—0.3%

Automobiles—0.1%
Nuro, Inc. - Series D † (b) (c) (d)	37,838	154,757
Sila Nanotechnologies, Inc. - Series F † (b) (c) (d)	43,934	890,982

		1,045,739

Commercial Services & Supplies—0.1%
Redwood Materials, Inc. - Series C † (b) (c) (d)	18,350	875,952

Health Care Providers & Services—0.0%
Caris Life Sciences, Inc. - Series D † (b) (c) (d)	156,199	568,564

Software—0.1%
Databricks, Inc. - Series H † (b) (c) (d)	11,738	837,859
Databricks, Inc. - Series I † (b) (c) (d)	4,164	297,226

		1,135,085

Total Convertible Preferred Stocks (Cost $5,905,716)		3,625,340

Short-Term Investment—2.6%

Mutual Funds—2.6%
T. Rowe Price Treasury Reserve Fund (e)	34,530,624	34,530,624

Total Short-Term Investments (Cost $34,530,624)		34,530,624

Securities Lending Reinvestments (f)—13.2%

Certificates of Deposit—1.7%
Barclays Bank PLC 5.790%, SOFR + 0.400%, 02/14/24 (g)	3,000,000	3,000,846
Citibank NA 5.740%, SOFR + 0.350%, 02/20/24 (g)	4,000,000	4,000,984
Mizuho Bank Ltd. 5.790%, SOFR + 0.400%, 04/18/24 (g)	1,000,000	1,000,453
MUFG Bank Ltd. (London) Zero Coupon, 06/10/24	1,000,000	975,750
National Westminster Bank PLC Zero Coupon, 02/20/24	2,000,000	1,984,220
Standard Chartered Bank
5.770%, SOFR + 0.370%, 03/12/24 (g)	3,000,000	3,001,243
5.790%, SOFR + 0.390%, 04/19/24 (g)	2,000,000	2,000,000

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp. 5.860%, SOFR + 0.460%, 01/11/24 (g)	4,000,000	4,000,492
Sumitomo Mitsui Trust Bank Ltd. 5.800%, SOFR + 0.400%, 04/24/24 (g)	2,000,000	2,001,190

		21,965,178

Commercial Paper—0.6%
Australia & New Zealand Banking Group Ltd.
5.640%, 04/18/24	1,000,000	983,338
5.730%, SOFR + 0.330%, 04/18/24 (g)	1,000,000	1,000,224
ING U.S. Funding LLC 5.870%, SOFR + 0.480%, 06/13/24 (g)	2,000,000	2,001,088
Old Line Funding LLC
5.560%, 02/09/24	2,000,000	1,987,044
5.620%, SOFR + 0.230%, 03/11/24 (g)	2,000,000	2,000,000

		7,971,694

Repurchase Agreements—6.8%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $15,009,083; collateralized by various Common Stock with an aggregate market value of $16,706,936.	15,000,000	15,000,000
Barclays Bank PLC Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $3,001,777; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $3,061,678.	3,000,000	3,000,000
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $1,000,606; collateralized by various Common Stock with an aggregate market value of $1,114,812.	1,000,000	1,000,000
Citigroup Global Markets, Inc.
Repurchase Agreement dated 12/29/23 at 5.620%, due on 02/02/24 with a maturity value of $5,027,319; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.750%, maturity dates ranging from 01/15/30 - 08/15/32, and various Common Stock with an aggregate market value of $5,100,005.	5,000,000	5,000,000
Repurchase Agreement dated 12/29/23 at 5.870%, due on 07/01/24 with a maturity value of $8,241,322; collateralized by U.S. Treasury Obligations with rates ranging from 0.875% - 3.750%, maturity dates ranging from 05/15/28 - 02/15/32, and various Common Stock with an aggregate market value of $8,160,037.	8,000,000	8,000,000
ING Financial Markets LLC Repurchase Agreement dated 12/29/23 at 5.320%, due on 01/02/24 with a maturity value of $12,924,687; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.352%, maturity dates ranging from 01/15/24 - 11/15/53, and an aggregate market value of $13,175,395.	12,917,052	12,917,052

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (f)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank of Canada Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/05/24 with a maturity value of $15,015,896; collateralized by various Common Stock with an aggregate market value of $16,739,838.	15,000,000	$15,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $8,104,995; collateralized by various Common Stock with an aggregate market value of $9,039,714.	8,100,000	8,100,000
Societe Generale
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $10,005,922; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $10,222,653.	10,000,000	10,000,000
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $1,400,829; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $1,428,000.	1,400,000	1,400,000
TD Prime Services LLC Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $10,006,022; collateralized by various Common Stock with an aggregate market value of $11,028,611.	10,000,000	10,000,000

		89,417,052

Time Deposits—1.1%
DZ Bank AG (NY) 5.300%, 01/02/24	5,000,000	5,000,000
First Abu Dhabi Bank USA NV 5.320%, 01/02/24	5,000,000	5,000,000
National Bank of Canada 5.370%, OBFR + 0.050%, 01/05/24 (g)	5,000,000	5,000,000

		15,000,000

Mutual Funds—3.0%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (h)	17,070,539	17,070,539
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (h)	5,000,000	5,000,000
Fidelity Investments Money Market Government Portfolio, Institutional Class 5.290% (h)	5,000,000	5,000,000
HSBC U.S. Government Money Market Fund, Class I 5.300% (h)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (h)	2,000,000	2,000,000

Mutual Funds—(Continued)
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (h)	5,000,000	5,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.270% (h)	5,000,000	5,000,000

		40,070,539

Total Securities Lending Reinvestments (Cost $174,419,390)		174,424,463

Total Investments—113.3% (Cost $1,131,021,922)		1,495,899,810
Other assets and liabilities (net)—(13.3)%		(175,704,781)

Net Assets—100.0%		$1,320,195,029

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2023, the market value of restricted securities was $4,186,632, which is 0.3% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $198,582,714 and the collateral received consisted of cash in the amount of $174,344,588 and non-cash collateral with a value of $30,214,055. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of December 31, 2023, these securities represent 0.3% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Restricted Securities	Acquisition Date	Shares	Cost	Value
Caris Life Sciences, Inc. - Series D	05/11/21	156,199	$1,265,212	$568,564
Databricks, Inc. - Series H	08/31/21	11,738	862,557	837,859
Databricks, Inc. - Series I	09/14/23	4,164	306,054	297,226
Maplebear, Inc.	02/26/21-11/19/21	25,174	3,043,527	561,292
Nuro, Inc. - Series D	10/29/21	37,838	788,760	154,757
Redwood Materials, Inc. - Series C	05/28/21	18,350	869,854	875,952
Sila Nanotechnologies, Inc. - Series F	01/07/21	43,934	1,813,279	890,982

				$4,186,632

Glossary of Abbreviations

Index Abbreviations

(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$30,772,600	$—	$—	$30,772,600
Automobile Components	1,959,667	—	—	1,959,667
Beverages	3,727,879	—	—	3,727,879
Biotechnology	71,966,240	—	—	71,966,240
Capital Markets	67,181,182	—	—	67,181,182
Chemicals	6,775,941	—	—	6,775,941
Commercial Services & Supplies	11,751,086	—	—	11,751,086
Construction & Engineering	3,992,300	—	—	3,992,300
Construction Materials	17,580,591	—	—	17,580,591
Consumer Staples Distribution & Retail	28,624,233	561,292	—	29,185,525
Containers & Packaging	47,989,643	—	—	47,989,643
Diversified Consumer Services	4,061,744	—	—	4,061,744
Electrical Equipment	1,728,048	—	—	1,728,048
Electronic Equipment, Instruments & Components	36,247,820	—	—	36,247,820
Energy Equipment & Services	10,689,828	—	—	10,689,828
Entertainment	26,756,009	—	—	26,756,009
Financial Services	11,106,573	—	—	11,106,573
Food Products	4,893,131	—	—	4,893,131
Ground Transportation	22,390,854	—	—	22,390,854

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Health Care Equipment & Supplies	$108,180,068	$—	$—	$108,180,068
Health Care Providers & Services	28,022,777	—	—	28,022,777
Health Care Technology	17,954,608	—	—	17,954,608
Hotels, Restaurants & Leisure	78,074,287	—	—	78,074,287
Household Products	4,710,420	—	—	4,710,420
Insurance	22,786,410	—	—	22,786,410
Interactive Media & Services	4,429,129	—	—	4,429,129
IT Services	4,374,695	—	—	4,374,695
Life Sciences Tools & Services	80,837,411	—	—	80,837,411
Machinery	57,319,101	—	—	57,319,101
Media	28,825,767	—	—	28,825,767
Oil, Gas & Consumable Fuels	44,531,246	—	—	44,531,246
Passenger Airlines	6,290,064	—	—	6,290,064
Personal Care Products	4,225,478	—	—	4,225,478
Pharmaceuticals	9,201,215	—	—	9,201,215
Professional Services	59,018,674	—	—	59,018,674
Real Estate Management & Development	12,311,765	—	—	12,311,765
Semiconductors & Semiconductor Equipment	104,677,110	—	—	104,677,110
Software	105,932,328	—	—	105,932,328
Specialty Retail	66,157,761	—	—	66,157,761
Technology Hardware, Storage & Peripherals	1,554,776	—	—	1,554,776
Textiles, Apparel & Luxury Goods	10,016,314	—	—	10,016,314
Trading Companies & Distributors	13,131,318	—	—	13,131,318
Total Common Stocks	1,282,758,091	561,292	—	1,283,319,383
Total Convertible Preferred Stocks*	—	—	3,625,340	3,625,340
Total Short-Term Investment*	34,530,624	—	—	34,530,624
Securities Lending Reinvestments
Certificates of Deposit	—	21,965,178	—	21,965,178
Commercial Paper	—	7,971,694	—	7,971,694
Repurchase Agreements	—	89,417,052	—	89,417,052
Time Deposits	—	15,000,000	—	15,000,000
Mutual Funds	40,070,539	—	—	40,070,539
Total Securities Lending Reinvestments	40,070,539	134,353,924	—	174,424,463
Total Investments	$1,357,359,254	$134,915,216	$3,625,340	$1,495,899,810

Collateral for Securities Loaned (Liability)	$—	$(174,344,588)	$—	$(174,344,588)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2022	Purchases	Sales	Realized Gain (Loss)	Transfer Out	Change in Unrealized Appreciation (Depreciation)	Balance as of December 31, 2023	Change in Unrealized Appreciation (Depreciation) from Investments Held at December 31, 2023
Common Stocks
Oil, Gas & Consumable Fuels	$9,143,459	$—	$(11,214,136)	$8,991,051	$—	$(6,920,374)	$—	$—
Convertible Preferred Stocks
Automobiles	1,894,614	—	—	—	—	(848,875)	1,045,739	(848,875)
Commercial Services & Supplies	1,431,300	—	—	—	—	(555,348)	875,952	(555,348)
Consumer Staples Distribution & Retail	1,220,436	—	—	—	(1,220,436)	—	—	—
Health Care Providers & Services	1,027,789	—	—	—	—	(459,225)	568,564	(459,225)
Software	704,280	306,054	—	—	—	124,751	1,135,085	124,751

Total	$15,421,878	$306,054	$(11,214,136)	$8,991,051	$(1,220,436)	$(8,659,071)	$3,625,340	$(1,738,697)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$1,461,369,186
Affiliated investments at value (c)	34,530,624
Cash	1,300,000
Receivable for:
Investments sold	133,090
Fund shares sold	87,456
Dividends	227,902
Dividends on affiliated investments	193,471
Prepaid expenses	4,673

Total Assets	1,497,846,402
Liabilities
Collateral for securities loaned	174,344,588
Payables for:
Investments purchased	566,894
Affiliated investments purchased	180,306
Fund shares redeemed	1,350,676
Accrued Expenses:
Management fees	704,434
Distribution and service fees	190,551
Deferred trustees’ fees	180,032
Other expenses	133,892

Total Liabilities	177,651,373

Net Assets	$1,320,195,029

Net Assets Consist of:
Paid in surplus	$822,413,944
Distributable earnings (Accumulated losses)	497,781,085

Net Assets	$1,320,195,029

Net Assets
Class A	$396,794,745
Class B	907,149,780
Class E	16,250,504
Capital Shares Outstanding*
Class A	41,711,059
Class B	115,307,641
Class E	1,905,022
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.51
Class B	7.87
Class E	8.53

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $198,582,714.
(b)	Identified cost of investments, excluding affiliated investments, was $1,096,491,298.
(c)	Identified cost of affiliated investments was $34,530,624.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$8,291,635
Dividends from affiliated investments	2,076,637
Securities lending income	555,197

Total investment income	10,923,469
Expenses
Management fees	9,488,780
Administration fees	61,866
Custodian and accounting fees	92,961
Distribution and service fees—Class B	2,164,812
Distribution and service fees—Class E	23,410
Audit and tax services	57,676
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	69,072
Insurance	11,368
Miscellaneous	21,906

Total expenses	12,084,654
Less management fee waiver	(1,371,838)

Net expenses	10,712,816

Net Investment Income	210,653

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	134,767,863
Foreign currency transactions	(4)

Net realized gain (loss)	134,767,859

Net change in unrealized appreciation on investments	97,844,363

Net realized and unrealized gain (loss)	232,612,222

Net Increase (Decrease) in Net Assets From Operations	$232,822,875

(a)	Net of foreign withholding taxes of $22,349.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$210,653	$(2,167,826)
Net realized gain (loss)	134,767,859	72,982,296
Net change in unrealized appreciation (depreciation)	97,844,363	(456,752,422)

Increase (decrease) in net assets from operations	232,822,875	(385,937,952)

From Distributions to Shareholders
Class A	(19,048,974)	(70,062,648)
Class B	(51,294,544)	(182,004,988)
Class E	(859,177)	(3,225,603)

Total distributions	(71,202,695)	(255,293,239)

Increase (decrease) in net assets from capital share transactions	(76,140,898)	140,504,690

Total increase (decrease) in net assets	85,479,282	(500,726,501)

Net Assets
Beginning of period	1,234,715,747	1,735,442,248

End of period	$1,320,195,029	$1,234,715,747

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	1,110,446	$9,778,305	1,027,883	$10,186,623
Reinvestments	2,174,540	19,048,974	8,725,112	70,062,648
Redemptions	(6,748,651)	(60,280,447)	(4,485,913)	(41,881,778)

Net increase (decrease)	(3,463,665)	$(31,453,168)	5,267,082	$38,367,493

Class B
Sales	2,901,365	$21,150,936	4,117,792	$36,469,353
Reinvestments	7,075,110	51,294,544	27,043,832	182,004,988
Redemptions	(15,734,596)	(115,925,855)	(14,424,394)	(115,580,239)

Net increase (decrease)	(5,758,121)	$(43,480,375)	16,737,230	$102,894,102

Class E
Sales	41,912	$328,721	34,438	$315,053
Reinvestments	109,310	859,177	444,298	3,225,603
Redemptions	(300,921)	(2,395,253)	(472,654)	(4,297,561)

Net increase (decrease)	(149,699)	$(1,207,355)	6,082	$(756,905)

Increase (decrease) derived from capital shares transactions		$(76,140,898)		$140,504,690

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023		2022	2021	2020		2019
Net Asset Value, Beginning of Period	$8.32		$13.10	$12.48	$11.24		$10.19

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02		0.00 (b)	(0.04)	(0.00	)(b)	0.03
Net realized and unrealized gain (loss)	1.62		(2.99)	1.84	2.40		3.00

Total income (loss) from investment operations	1.64		(2.99)	1.80	2.40		3.03

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.03)		(0.03)
Distributions from net realized capital gains	(0.45)		(1.79)	(1.18)	(1.13)		(1.95)

Total distributions	(0.45)		(1.79)	(1.18)	(1.16)		(1.98)

Net Asset Value, End of Period	$9.51		$8.32	$13.10	$12.48		$11.24

Total Return (%) (c)	20.11		(22.33)	15.15	24.30		31.42

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78		0.78	0.78	0.78		0.78
Net ratio of expenses to average net assets (%) (d) (e)	0.67		0.67	0.73	0.74		0.74
Ratio of net investment income (loss) to average net assets (%)	0.19		0.01	(0.27)	(0.04)		0.27
Portfolio turnover rate (%)	22		23	15	24		21
Net assets, end of period (in millions)	$396.8		$375.8	$522.8	$640.8		$601.8

	Class B
	Year Ended December 31,
	2023		2022	2021	2020		2019
Net Asset Value, Beginning of Period	$6.97		$11.39	$11.02	$10.06		$9.29

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	) (b)	(0.02)	(0.06)	(0.03)		0.00	(b)
Net realized and unrealized gain (loss)	1.35		(2.61)	1.61	2.12		2.72

Total income (loss) from investment operations	1.35		(2.63)	1.55	2.09		2.72

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.00	)(f)	(0.00	)(f)
Distributions from net realized capital gains	(0.45)		(1.79)	(1.18)	(1.13)		(1.95)

Total distributions	(0.45)		(1.79)	(1.18)	(1.13)		(1.95)

Net Asset Value, End of Period	$7.87		$6.97	$11.39	$11.02		$10.06

Total Return (%) (c)	19.84		(22.53)	14.87 (g)	24.03	(g)	31.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03		1.03	1.03	1.03		1.03
Net ratio of expenses to average net assets (%) (d) (e)	0.92		0.92	0.98	0.99		0.99
Ratio of net investment income (loss) to average net assets (%)	(0.06)		(0.24)	(0.52)	(0.29)		0.02
Portfolio turnover rate (%)	22		23	15	24		21
Net assets, end of period (in millions)	$907.1		$843.5	$1,187.9	$1,157.6		$1,057.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$7.51	$12.08	$11.61	$10.54	$9.65

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00 (b)	(0.01)	(0.05)	(0.02)	0.01
Net realized and unrealized gain (loss)	1.47	(2.77)	1.70	2.23	2.84

Total income (loss) from investment operations	1.47	(2.78)	1.65	2.21	2.85

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.01)	(0.01)
Distributions from net realized capital gains	(0.45)	(1.79)	(1.18)	(1.13)	(1.95)

Total distributions	(0.45)	(1.79)	(1.18)	(1.14)	(1.96)

Net Asset Value, End of Period	$8.53	$7.51	$12.08	$11.61	$10.54

Total Return (%) (c)	20.01	(22.50)	14.98	24.09	31.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.93	0.93	0.93	0.93
Net ratio of expenses to average net assets (%) (d) (e)	0.82	0.82	0.88	0.89	0.89
Ratio of net investment income (loss) to average net assets (%)	0.04	(0.14)	(0.42)	(0.19)	0.12
Portfolio turnover rate (%)	22	23	15	24	21
Net assets, end of period (in millions)	$16.3	$15.4	$24.7	$24.8	$23.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for the year ended December 31, 2023 and 2022. (see Note 5 of the Notes to Financial Statements).
(f)	Distributions from net investment income were less than $0.01.
(g)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTI-15

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTI-16

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $89,417,052, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTI-17

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$272,625,657	$0	$395,816,937

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.750% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2023 were $9,488,780.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	All Assets

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year December 31, 2023 amounted to $948,878 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Brighthouse Funds Trust II (“BHFTII”) in the aggregate exceed $750 million, (ii) the Subadviser subadvises three or more portfolios of the Trust and BHFTII in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, the Subadviser will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTII average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived for the year ended December 31, 2023 amounted to $422,960 and are included in the total amount shown as management fee waivers in the Statement of Operations.

BHFTI-18

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2023 is as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Ending Value as of December 31, 2023	Income earned from affiliates during the period	Number of shares held at December 31, 2023
T. Rowe Price Treasury Reserve Fund	$45,169,678	$153,049,263	$(163,688,317)	$34,530,624	$2,076,637	34,530,624

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$1,133,785,775

Gross unrealized appreciation	401,208,331
Gross unrealized (depreciation)	(39,094,296)

Net unrealized appreciation (depreciation)	$362,114,035

BHFTI-19

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$—	$4,484,531	$71,202,695	$250,808,708	$71,202,695	$255,293,239

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$4,730,123	$131,116,960	$362,114,036	$—	$497,961,119

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-20

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the T. Rowe Price Mid Cap Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Mid Cap Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-23

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-24

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-25

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

T. Rowe Price Mid Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. and Agreements with the Adviser, T. Rowe Price Associates, Inc., and T. Rowe Price Investment Management, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one- and five-year periods ended June 30, 2023 and outperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year period ended June 30, 2023. The Board also considered that the Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the one- and three-year periods ended October 31, 2023 and underperformed its benchmark for the five-year period ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTI-26

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-27

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Managed by TCW Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A and B shares of the TCW Core Fixed Income Portfolio returned 5.92% and 5.61%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index¹, returned 5.53%.

MARKET ENVIRONMENT / CONDITIONS

En route to a third consecutive down year for U.S. fixed income, things were looking grim in mid-October as the second quarter’s runup in rates persisted until late in the month. Reflecting the market’s adoption and pricing of a “higher for longer” view on the U.S. Federal Reserve (the “Fed”), the 5- to 10-year part of the Treasury yield curve saw a rise of over 160 basis points (“bps”) from the early-year lows accompanying the regional banking turmoil. However, almost immediately following the moment on October 19, 2023 that the entire U.S. Treasury curve breached 5% for the first time since the Global Financial Crisis, a very sharp rally ensued and lasted through year-end. Yields fell anywhere from 90 to 115 bps in the last two and a half months of the year, turning 2023 performance of the Bloomberg U.S. Aggregate Bond Index positive.

The S&P 500 Index also soared in the final months of the year, bringing the 2023 gain to over 26%. Fixed income returns were weighed down by higher yields through October, before reversing course on a rate rally in the last two and a half months of the year. As measured by the Bloomberg U.S. Aggregate Bond Index, the fourth quarter produced a 6.82% total return for fixed income assets broadly, while the annual period netted a 5.53% gain. U.S. Investment Grade credit saw yield premiums decline to a low level, and High Yield Corporates delivered strong performance for the year as well. Among securitized products, Agency Mortgage-Backed Securities (“MBS”) staged an impressive comeback in the final two months of 2023 as rates fell. Non-Agency MBS also fared well, with home prices much more resilient than the market expected over the past two years, despite a nearly 500 bps rise in mortgage rates over this period. In Commercial Mortgage-Backed Securities (“CMBS”), headline concerns surrounding office collateral property values pushed yield premiums higher for the year. Asset-Backed Securities (“ABS”) benefitted from their largely floating rate structure and shorter durations for most of the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index (the “Index”), during the reporting period. Relative performance benefitted from the Portfolio’s duration position, which remained longer than the Index throughout the year while extending in October alongside the peak in Treasury yields. Though this increased position weighed modestly on immediate-term performance, the significant decline in rates to end the year more than offset the drag, ultimately rewarding the extended duration position and contributing to relative returns for the full-year period. The year-end rally also benefitted the Portfolio’s Agency MBS exposure, which to that point had been a drag given the historically high yield premiums the sector traded with for the first ten months of the year. Like the duration position, the Portfolio increased its overweight to Agency MBS throughout the period given attractive relative value, with this upsized position driving outperformance late in the year. Meanwhile, Non-Agency MBS had a steadier positive effect throughout the year as their floating rate structures helped to mitigate the effects of rate volatility. The Portfolio entered the year overweight corporate credit relative to the Index, with this position benefiting performance in the first half as corporate yield spreads tightened. However, a continued compression of spreads to levels well below long-run averages informed disciplined trimming of corporate exposure, with the Portfolio moving to an underweight in the third quarter that was maintained through year-end, offsetting the positive impact from early in the year. While these changes to positioning resulted in relatively little allocation impact, performance benefitted significantly from issue selection, driven by senior positions in large, well-capitalized banking names. These holdings outperformed regional bank issues or more subordinated bank notes during the crisis in March, while relative value trades in names that experienced outsized volatility during the episode also contributed.

The impact of derivatives—used primarily to manage the duration and yield curve exposure in the Portfolio—was minimal for the period.

At period-end, the Portfolio’s duration positioning remained longer than the Index, ending the year approximately eight-tenths of a year long with an emphasis on front-end yields. Sector positioning was focused on high quality securitized products, particularly residential MBS. In our view, Agency MBS represents attractive relative value and offers considerable total return potential even after a sizable year-end rally, informing continued conviction in the space and a considerable overweight. We believe Non-Agency MBS also exhibits good yields and solid fundamentals as years of amortization and housing price appreciation have built up substantial equity in the underlying properties, while an overall lag in housing supply in the last decade has been supportive as well. We think CMBS is a sector with both prospective volatility and opportunity, thus Portfolio holdings reflect more targeted positions to ensure comfort with the risk profile of underlying collateral. Among ABS, we believe there are pockets of value in select subsectors such as collateralized loan obligations and Federal Family Education Loan Program (FFELP) student loans. While we think that securitized products currently offer more compensation for the potential risks associated with a recessionary environment, the corporate market does not, with yield premiums at historically low levels. At the end of the period, positioning therefore

BHFTI-1

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Managed by TCW Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

remained cautious in both the Investment Grade and High Yield space, focused on defensive sectors, and select Financials, including large money center banks.

Laird Landmann^

Jerry Cudzil

Ruben Hovhannisyan

Stephen Kane

Bryan Whalen

Portfolio Managers

TCW Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

^ Laird Landmann relinquished his portfolio management duties for the Portfolio on December 31, 2023.

1 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTI-2

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	Since Inception[1]
TCW Core Fixed Income Portfolio
Class A	5.92	1.36	1.38
Class B	5.61	1.08	1.15
Bloomberg U.S. Aggregate Bond Index	5.53	1.10	1.27

1 Inception date of the Class A and Class B shares is 5/1/2015. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Sectors

% of Net Assets
Agency Mortgage-Backed Securities	38.4
U.S. Treasury & Government Agencies	33.7
Corporate Bonds & Notes	23.1
Asset-Backed Securities	10.3
Non-Agency Mortgage-Backed Securities	7.2
Municipals	0.6

BHFTI-3

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

TCW Core Fixed Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.46%	$1,000.00	$1,036.00	$2.36
	Hypothetical*	0.46%	$1,000.00	$1,022.89	$2.35

Class B (a)	Actual	0.71%	$1,000.00	$1,033.60	$3.64
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—72.1% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—38.4%
Federal Home Loan Mortgage Corp.
2.000%, 04/01/52	6,402,669	$5,233,303
2.500%, 01/01/52	7,031,121	5,983,735
2.500%, 02/01/52	8,096,758	6,890,634
2.500%, 04/01/52	2,116,008	1,800,677
2.500%, 05/01/52	8,473,437	7,210,471
3.000%, 03/01/31	588,184	564,202
3.000%, 06/01/33	169,322	161,443
3.000%, 09/01/46	835,895	761,436
3.000%, 10/01/46	2,253,617	2,049,616
3.000%, 11/01/46	3,493,522	3,166,834
3.000%, 01/01/47	4,327,662	3,926,541
3.000%, 01/01/50	4,987,545	4,490,262
3.000%, 05/01/52	5,651,282	4,999,899
3.500%, 11/01/33	862,761	848,174
3.500%, 01/01/34	1,487,372	1,459,452
3.500%, 01/01/44	1,660,664	1,569,825
3.500%, 04/01/45	2,539,787	2,392,502
3.500%, 11/01/45	261,498	244,380
3.500%, 06/01/46	945,389	883,502
3.500%, 08/01/46	1,104,977	1,038,961
3.500%, 12/01/47	2,901,957	2,705,663
3.500%, 01/01/48	10,617,517	9,967,166
4.000%, 01/01/45	1,764,257	1,708,341
4.000%, 12/01/45	3,970,293	3,834,329
4.000%, 03/01/48	337,172	325,757
4.000%, 06/01/48	23,110	22,299
4.000%, 11/01/48	542,791	524,193
4.500%, 10/01/48	1,125,049	1,110,594
5.000%, 06/01/48	324,573	327,209
5.000%, 08/01/48	51,999	52,309
5.000%, 10/01/48	604,670	608,462
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 3.750%, 04/25/33	5,465,000	5,161,865
Federal Home Loan Mortgage Corp. REMICS 3.000%, 04/15/48	636,138	571,337
Federal Home Loan Mortgage Corp. STACR REMICS Trust 6.837%, SOFR30A + 1.500%, 10/25/41 (144A) (a)	3,000,000	2,973,752
Federal National Mortgage Association
2.000%, 08/01/40	2,168,509	1,866,810
2.000%, 11/01/40	287,716	247,686
2.000%, 07/01/41	3,522,447	3,017,017
2.000%, 10/01/50	1,758,492	1,446,491
2.000%, 02/01/51	5,794,298	4,758,737
2.000%, 03/01/51	8,789,379	7,216,259
2.000%, 12/01/51	13,957,451	11,420,854
2.000%, 02/01/52	13,748,053	11,235,345
2.000%, 04/01/52	19,489,353	15,990,850
2.455%, 04/01/40	2,790,000	2,044,379
2.500%, 05/01/51	8,367,865	7,195,513
2.500%, 12/01/51	8,534,414	7,310,907
2.500%, 01/01/52	667,375	567,669
2.500%, 02/01/52	8,542,461	7,270,595
2.500%, 03/01/52	6,532,449	5,559,839
3.000%, 06/01/32	387,767	370,900

Agency Sponsored Mortgage - Backed—(Continued)
Federal National Mortgage Association
3.000%, 07/01/45	7,106,974	6,496,291
3.000%, 09/01/49	3,682,917	3,316,175
3.000%, 10/01/49	980,370	852,517
3.500%, 01/01/44	2,150,752	2,020,519
3.500%, 01/01/48	2,437,988	2,276,676
3.500%, 02/01/48	1,184,245	1,108,717
4.000%, 08/01/42	306,565	297,446
4.000%, 06/01/47	609,935	587,950
4.000%, 11/01/52	7,835,833	7,411,225
4.500%, 02/01/46	1,082,075	1,074,001
4.500%, 05/01/48	3,155,089	3,104,524
4.500%, 08/01/48	549,648	539,502
4.500%, 02/01/53	6,074,332	5,890,021
Federal National Mortgage Association REMICS
3.000%, 06/25/48	1,478,140	1,325,992
3.500%, 01/25/47	1,460,328	1,414,240
3.500%, 06/25/47	887,072	847,769
Government National Mortgage Association
2.500%, 09/20/51	4,082,447	3,570,161
3.000%, 10/20/46	703,209	645,833
3.000%, 12/20/46	2,218,256	2,038,637
3.000%, 04/20/47	454,067	416,738
3.000%, 11/20/47	798,724	732,258
3.000%, 10/20/49	848,186	754,812
3.500%, 04/20/46	1,587,511	1,496,783
3.500%, 05/20/46	704,353	664,089
3.500%, 06/20/46	155,580	146,664
3.500%, 11/20/46	2,349,549	2,214,424
3.500%, 01/20/47	407,668	384,612
3.500%, 09/20/47	754,553	710,573
3.500%, 11/20/47	1,535,149	1,445,441
3.500%, 07/20/49	112,308	103,507
4.000%, 11/20/47	774,469	747,620
4.000%, 12/20/47	707,829	682,113
4.000%, 03/20/48	502,254	485,204
4.000%, 10/20/48	1,010,201	971,433
4.500%, 02/20/47	1,462,261	1,459,006
4.500%, 06/20/47	2,247,413	2,232,675
5.000%, 06/20/47	1,148,664	1,158,257
5.000%, 09/20/47	610,578	615,643
Government National Mortgage Association REMICS 3.500%, 09/20/48	1,229,586	1,137,422
Government National Mortgage Association, TBA
2.500%, TBA (b)	22,550,000	19,724,260
4.500%, TBA (b)	21,725,000	21,202,296
5.000%, TBA (b)	19,300,000	19,164,321
5.500%, TBA (b)	11,025,000	11,104,270
Uniform Mortgage-Backed Security, TBA
2.000%, TBA (b)	58,200,000	47,560,312
2.500%, TBA (b)	13,400,000	11,398,375
3.000%, TBA (b)	31,900,000	28,215,301
3.500%, TBA (b)	30,725,000	28,185,387
4.000%, TBA (b)	48,850,000	46,199,506
4.500%, TBA (b)	48,700,000	47,204,758
5.000%, TBA (b)	28,975,000	28,664,877

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Uniform Mortgage-Backed Security, TBA
5.500%, TBA (b)	20,575,000	$20,661,801

		565,751,910

Federal Agencies—2.2%
Federal Home Loan Banks
5.300%, 05/22/24	16,610,000	16,593,941
5.370%, 05/21/24	16,500,000	16,485,166

		33,079,107

U.S. Treasury—31.5%
U.S. Treasury Bonds
4.375%, 08/15/43	53,670,000	54,785,330
4.750%, 11/15/43 (c)	38,340,000	41,125,641
4.750%, 11/15/53	43,035,000	48,259,718
U.S. Treasury Notes
3.750%, 12/31/28	39,340,000	39,158,667
4.250%, 12/31/25	20,305,000	20,301,034
4.375%, 12/15/26	75,010,000	75,742,519
4.375%, 11/30/28 (c)	49,280,000	50,427,300
4.500%, 11/15/33 (c)	60,530,000	63,547,042
4.875%, 11/30/25	3,065,000	3,096,728
4.875%, 10/31/28 (c)	63,905,000	66,705,836

		463,149,815

Total U.S. Treasury & Government Agencies (Cost $1,056,167,771)		1,061,980,832

Corporate Bonds & Notes—23.1%

Aerospace/Defense—0.3%
BAE Systems Holdings, Inc. 3.850%, 12/15/25 (144A)	1,500,000	1,466,898
Boeing Co. 1.433%, 02/04/24	3,500,000	3,485,106

		4,952,004

Agriculture—0.7%
BAT Capital Corp.
4.390%, 08/15/37	830,000	694,984
4.540%, 08/15/47	5,585,000	4,287,765
4.758%, 09/06/49	172,000	136,326
5.650%, 03/16/52 (c)	280,000	252,740
Imperial Brands Finance PLC 3.125%, 07/26/24 (144A)	2,800,000	2,753,455
Reynolds American, Inc.
5.700%, 08/15/35 (c)	1,170,000	1,154,633
5.850%, 08/15/45	1,805,000	1,689,582

		10,969,485

Airlines—0.2%
United Airlines Pass-Through Trust 5.800%, 07/15/37 (c)	2,800,000	2,839,444

Banks—8.2%
Bank of America Corp.
1.658%, SOFR + 0.910%, 03/11/27 (a) (c)	9,885,000	9,144,714
1.734%, SOFR + 0.960%, 07/22/27 (a)	446,000	408,603
2.087%, SOFR + 1.060%, 06/14/29 (a)	2,810,000	2,476,504
2.299%, SOFR + 1.220%, 07/21/32 (a)	2,235,000	1,824,961
3.705%, 3M TSFR + 1.774%, 04/24/28 (a) (c)	3,140,000	2,998,400
3.970%, 3M TSFR + 1.332%, 03/05/29 (a)	990,000	945,562
Citigroup, Inc.
1.462%, SOFR + 0.770%, 06/09/27 (a) (c)	2,215,000	2,027,037
2.572%, SOFR + 2.107%, 06/03/31 (a)	580,000	495,446
2.976%, SOFR + 1.422%, 11/05/30 (a)	1,090,000	970,530
3.057%, SOFR + 1.351%, 01/25/33 (a)	3,900,000	3,327,409
Goldman Sachs Group, Inc.
1.431%, SOFR + 0.798%, 03/09/27 (a) (c)	5,605,000	5,168,301
1.542%, SOFR + 0.818%, 09/10/27 (a) (c)	2,462,000	2,233,077
1.948%, SOFR + 0.913%, 10/21/27 (a)	1,550,000	1,417,972
2.383%, SOFR + 1.248%, 07/21/32 (a)	90,000	73,946
5.861%, SOFR + 0.486%, 10/21/24 (a)	2,060,000	2,057,404
HSBC Holdings PLC
2.013%, SOFR + 1.732%, 09/22/28 (a)	5,490,000	4,887,497
2.206%, SOFR + 1.285%, 08/17/29 (a)	2,580,000	2,252,148
2.804%, SOFR + 1.187%, 05/24/32 (a)	340,000	283,836
4.755%, SOFR + 2.110%, 06/09/28 (a) (c)	675,000	665,114
JPMorgan Chase & Co.
0.969%, 3M TSFR + 0.580%, 06/23/25 (a)	3,930,000	3,838,106
1.040%, 3M TSFR + 0.695%, 02/04/27 (a)	1,700,000	1,562,406
1.578%, SOFR + 0.885%, 04/22/27 (a) (c)	5,695,000	5,255,483
1.953%, SOFR + 1.065%, 02/04/32 (a)	1,645,000	1,337,213
2.580%, 3M TSFR + 1.250%, 04/22/32 (a)	550,000	465,210
2.739%, 3M TSFR + 1.510%, 10/15/30 (a)	1,215,000	1,080,286
2.947%, SOFR + 1.170%, 02/24/28 (a)	1,250,000	1,176,049
Lloyds Banking Group PLC
1.627%, 1Y H15 + 0.850%, 05/11/27 (a)	1,200,000	1,099,500
3.870%, 1Y H15 + 3.500%, 07/09/25 (a)	2,515,000	2,491,142
4.976%, 1Y H15 + 2.300%, 08/11/33 (a) (c)	365,000	355,477
Morgan Stanley
1.164%, SOFR + 0.560%, 10/21/25 (a) (c)	7,505,000	7,222,742
1.928%, SOFR + 1.020%, 04/28/32 (a) (c)	300,000	241,237
2.475%, SOFR + 1.000%, 01/21/28 (a) (c)	1,275,000	1,183,432
2.484%, SOFR + 1.360%, 09/16/36 (a)	2,235,000	1,771,433
NatWest Group PLC 4.269%, 03/22/25	840,000	837,020
PNC Financial Services Group, Inc.
5.068%, SOFR + 1.933%, 01/24/34 (a) (c)	2,010,000	1,966,706
6.037%, SOFR + 2.140%, 10/28/33 (a) (c)	1,455,000	1,520,196
6.875%, SOFR + 2.284%, 10/20/34 (a) (c)	1,585,000	1,759,568
Santander U.K. Group Holdings PLC
1.089%, SOFR + 0.787%, 03/15/25 (a)	3,445,000	3,407,098
1.532%, 1Y H15 + 1.250%, 08/21/26 (a)	330,000	307,732
1.673%, SOFR + 0.989%, 06/14/27 (a)	1,250,000	1,136,336
2.469%, SOFR + 1.220%, 01/11/28 (a)	725,000	660,679
U.S. Bancorp
4.839%, SOFR + 1.600%, 02/01/34 (a)	2,745,000	2,629,282
5.836%, SOFR + 2.260%, 06/12/34 (a)	865,000	892,268
5.850%, SOFR + 2.090%, 10/21/33 (a) (c)	1,480,000	1,524,747

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
UBS Group AG
1.305%, SOFR + 0.980%, 02/02/27 (144A) (a)	1,650,000	$1,510,123
1.494%, 1Y H15 + 0.850%, 08/10/27 (144A) (a) (c)	930,000	840,295
2.593%, SOFR + 1.560%, 09/11/25 (144A) (a)	95,000	92,937
3.091%, SOFR + 1.730%, 05/14/32 (144A) (a)	1,815,000	1,545,774
3.869%, 01/12/29 (144A)	785,000	739,992
6.373%, SOFR + 3.340%, 07/15/26 (144A) (a)	1,250,000	1,263,887
6.537%, SOFR + 3.920%, 08/12/33 (144A) (a) (c)	3,345,000	3,569,639
9.016%, SOFR + 5.020%, 11/15/33 (144A) (a)	5,565,000	6,840,696
Wells Fargo & Co.
2.164%, 3M TSFR + 1.012%, 02/11/26 (a)	2,075,000	1,997,029
2.393%, SOFR + 2.100%, 06/02/28 (a)	4,790,000	4,387,280
3.350%, SOFR + 1.500%, 03/02/33 (a)	4,525,000	3,952,209
3.526%, SOFR + 1.510%, 03/24/28 (a)	2,470,000	2,356,426
4.897%, SOFR + 2.100%, 07/25/33 (a) (c)	1,430,000	1,393,070
5.389%, SOFR + 2.020%, 04/24/34 (a)	660,000	662,867

		120,532,033

Beverages—0.1%
Bacardi Ltd.
4.450%, 05/15/25 (144A) (c)	405,000	399,286
5.300%, 05/15/48 (144A)	1,105,000	1,056,954

		1,456,240

Biotechnology—0.0%
Amgen, Inc. 5.650%, 03/02/53	315,000	331,407

Chemicals—0.3%
International Flavors & Fragrances, Inc.
2.300%, 11/01/30 (144A) (c)	4,273,000	3,533,242
4.375%, 06/01/47 (c)	345,000	264,682
5.000%, 09/26/48 (c)	625,000	530,467

		4,328,391

Commercial Services—0.1%
Global Payments, Inc. 5.950%, 08/15/52 (c)	1,024,000	1,043,413

Diversified Financial Services—1.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.000%, 10/29/28 (c)	2,195,000	2,004,010
3.300%, 01/30/32 (c)	4,300,000	3,742,418
Air Lease Corp. 2.300%, 02/01/25	4,715,000	4,548,868
Avolon Holdings Funding Ltd.
2.528%, 11/18/27 (144A)	1,274,000	1,128,561
2.875%, 02/15/25 (144A) (c)	1,995,000	1,924,246
3.950%, 07/01/24 (144A)	560,000	552,473
Capital One Financial Corp. 3.273%, SOFR + 1.790%, 03/01/30 (a)	2,700,000	2,411,377
Intercontinental Exchange, Inc. 1.850%, 09/15/32 (c)	2,155,000	1,723,448
Park Aerospace Holdings Ltd. 5.500%, 02/15/24 (144A)	390,000	389,273

		18,424,674

Electric—2.2%
Appalachian Power Co.
3.300%, 06/01/27	760,000	720,172
4.450%, 06/01/45	1,440,000	1,215,151
Duke Energy Carolinas LLC 4.250%, 12/15/41	1,300,000	1,148,346
Duke Energy Florida LLC 5.875%, 11/15/33 (c)	335,000	361,113
Duke Energy Progress LLC
4.100%, 05/15/42	1,000,000	862,093
4.100%, 03/15/43	2,325,000	1,982,215
Evergy Metro, Inc. 4.200%, 03/15/48	2,250,000	1,886,692
Eversource Energy
4.600%, 07/01/27 (c)	1,660,000	1,646,503
5.950%, 02/01/29 (c)	1,160,000	1,214,815
FirstEnergy Transmission LLC 4.350%, 01/15/25 (144A)	3,430,000	3,374,597
Florida Power & Light Co. 3.990%, 03/01/49 (c)	2,000,000	1,712,554
International Transmission Co. 4.625%, 08/15/43 (c)	2,750,000	2,436,960
MidAmerican Energy Co. 4.800%, 09/15/43 (c)	905,000	851,550
PacifiCorp 3.350%, 07/01/25	2,000,000	1,945,204
Pennsylvania Electric Co.
3.250%, 03/15/28 (144A)	570,000	531,102
4.150%, 04/15/25 (144A)	2,800,000	2,745,197
Public Service Co. of Colorado 5.250%, 04/01/53 (c)	1,545,000	1,537,875
Public Service Co. of New Mexico 3.850%, 08/01/25	3,135,000	3,053,142
Southwestern Electric Power Co. 4.100%, 09/15/28 (c)	3,000,000	2,901,887

		32,127,168

Entertainment—0.6%
Warnermedia Holdings, Inc.
5.050%, 03/15/42 (c)	4,510,000	3,975,929
5.141%, 03/15/52	5,322,000	4,568,169

		8,544,098

Food—0.6%
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 6.750%, 03/15/34 (144A)	2,285,000	2,407,544
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
3.000%, 05/15/32 (c)	1,085,000	883,365
3.750%, 12/01/31	380,000	327,426
4.375%, 02/02/52	1,500,000	1,116,666
6.500%, 12/01/52 (c)	1,795,000	1,804,871
Pilgrim’s Pride Corp.
3.500%, 03/01/32 (c)	1,200,000	1,014,504
6.250%, 07/01/33 (c)	1,080,000	1,111,238

		8,665,614

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Gas—0.7%
East Ohio Gas Co. 2.000%, 06/15/30 (144A) (c)	1,780,000	$1,479,523
KeySpan Gas East Corp.
3.586%, 01/18/52 (144A)	5,000,000	3,466,495
5.994%, 03/06/33 (144A)	220,000	223,717
Southern Co. Gas Capital Corp. 3.250%, 06/15/26 (c)	4,000,000	3,848,865
Spire, Inc. 4.700%, 08/15/44	1,000,000	832,487

		9,851,087

Healthcare-Services—1.5%
Centene Corp.
3.000%, 10/15/30 (c)	4,362,000	3,777,682
CommonSpirit Health
2.782%, 10/01/30	870,000	754,347
3.347%, 10/01/29 (c)	110,000	100,436
Elevance Health, Inc. 3.650%, 12/01/27	2,235,000	2,167,914
Fresenius Medical Care U.S. Finance III, Inc. 1.875%, 12/01/26 (144A)	2,050,000	1,851,900
HCA, Inc.
5.250%, 06/15/26 (c)	1,505,000	1,512,337
5.250%, 06/15/49	2,395,000	2,226,308
5.875%, 02/01/29 (c)	2,000,000	2,064,501
Humana, Inc. 3.700%, 03/23/29 (c)	4,685,000	4,500,442
New York & Presbyterian Hospital 3.563%, 08/01/36	4,490,000	3,788,702

		22,744,569

Insurance—0.9%
Aon Corp./Aon Global Holdings PLC 3.900%, 02/28/52 (c)	960,000	762,799
Arthur J Gallagher & Co. 5.750%, 03/02/53	790,000	803,911
Athene Global Funding
1.985%, 08/19/28 (144A)	5,100,000	4,402,107
3.205%, 03/08/27 (144A)	1,055,000	968,112
Berkshire Hathaway Finance Corp. 3.850%, 03/15/52	615,000	513,870
Farmers Exchange Capital III 5.454%, 10/15/54 (144A)	3,530,000	2,965,200
Farmers Insurance Exchange 4.747%, 11/01/57 (144A)	90,000	69,285
Teachers Insurance & Annuity Association of America 4.375%, 09/15/54 (144A)	3,500,000	3,417,903

		13,903,187

Internet—0.1%
Meta Platforms, Inc. 5.600%, 05/15/53	175,000	189,671
Tencent Holdings Ltd.
3.680%, 04/22/41 (144A)	920,000	723,302
3.840%, 04/22/51 (144A)	910,000	679,573

		1,592,546

Media—0.6%
Charter Communications Operating LLC/Charter Communications Operating Capital
5.250%, 04/01/53 (c)	1,605,000	1,344,259
5.375%, 05/01/47 (c)	6,500,000	5,523,847
Time Warner Cable LLC 5.500%, 09/01/41 (c)	2,065,000	1,786,400

		8,654,506

Oil & Gas—0.1%
Petroleos Mexicanos 6.750%, 09/21/47	1,733,000	1,133,930

Packaging & Containers—0.4%
Amcor Finance USA, Inc. 3.625%, 04/28/26 (c)	2,625,000	2,534,167
Berry Global, Inc.
1.570%, 01/15/26	1,587,000	1,474,316
1.650%, 01/15/27 (c)	2,631,000	2,368,758

		6,377,241

Pharmaceuticals—0.7%
Bayer U.S. Finance II LLC
4.375%, 12/15/28 (144A)	4,506,000	4,281,782
4.400%, 07/15/44 (144A) (c)	1,205,000	951,884
4.625%, 06/25/38 (144A)	1,250,000	1,079,918
4.875%, 06/25/48 (144A)	1,965,000	1,657,212
Cigna Group 3.400%, 03/15/51 (c)	739,000	546,459
CVS Health Corp. 5.050%, 03/25/48	1,850,000	1,730,320

		10,247,575

Pipelines—0.4%
Energy Transfer LP
5.000%, 05/15/50 (c)	2,765,000	2,465,193
5.150%, 03/15/45 (c)	747,000	684,906
Rockies Express Pipeline LLC 4.950%, 07/15/29 (144A) (c)	3,000,000	2,868,528
TransCanada PipeLines Ltd. 4.625%, 03/01/34	145,000	137,274

		6,155,901

Real Estate Investment Trusts—1.9%
American Assets Trust LP 3.375%, 02/01/31	1,950,000	1,590,029
American Homes 4 Rent LP
2.375%, 07/15/31	975,000	804,272
3.375%, 07/15/51	860,000	589,057
American Tower Corp.
2.300%, 09/15/31 (c)	2,404,000	1,987,691
2.700%, 04/15/31 (c)	2,265,000	1,944,975
5.550%, 07/15/33	710,000	734,585
5.650%, 03/15/33	1,458,000	1,515,132

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Extra Space Storage LP
2.350%, 03/15/32	390,000	$317,896
2.400%, 10/15/31 (c)	349,000	287,913
2.550%, 06/01/31 (c)	1,000,000	833,905
3.900%, 04/01/29	320,000	302,610
GLP Capital LP/GLP Financing II, Inc.
3.250%, 01/15/32	27,000	22,795
4.000%, 01/15/30	2,032,000	1,854,160
4.000%, 01/15/31 (c)	60,000	54,038
5.300%, 01/15/29 (c)	265,000	263,468
5.750%, 06/01/28	2,000,000	2,017,960
Healthcare Realty Holdings LP
2.000%, 03/15/31 (c)	282,000	225,701
2.050%, 03/15/31 (c)	211,000	163,308
3.500%, 08/01/26 (c)	2,399,000	2,289,415
Hudson Pacific Properties LP
3.250%, 01/15/30 (c)	1,604,000	1,178,019
3.950%, 11/01/27	265,000	221,836
4.650%, 04/01/29 (c)	390,000	316,354
5.950%, 02/15/28	590,000	521,465
Invitation Homes Operating Partnership LP
2.000%, 08/15/31	2,144,000	1,706,112
5.500%, 08/15/33	255,000	255,308
LXP Industrial Trust 6.750%, 11/15/28 (c)	410,000	430,785
Physicians Realty LP 2.625%, 11/01/31 (c)	990,000	814,498
Rexford Industrial Realty LP 2.150%, 09/01/31	155,000	124,063
VICI Properties LP
4.950%, 02/15/30 (c)	235,000	228,025
5.125%, 05/15/32 (c)	1,923,000	1,874,547
VICI Properties LP/VICI Note Co., Inc.
3.750%, 02/15/27 (144A) (c)	35,000	33,038
3.875%, 02/15/29 (144A) (c)	885,000	812,988
4.125%, 08/15/30 (144A) (c)	57,000	51,923
4.500%, 09/01/26 (144A) (c)	550,000	532,358
4.500%, 01/15/28 (144A)	389,000	371,055
4.625%, 06/15/25 (144A)	145,000	142,426

		27,413,710

Savings & Loans—0.2%
Nationwide Building Society 2.972%, SOFR + 1.290%, 02/16/28 (144A) (a)	2,435,000	2,264,459

Software—0.5%
Fiserv, Inc.
5.600%, 03/02/33 (c)	1,900,000	1,983,356
5.625%, 08/21/33	435,000	455,696
Oracle Corp.
3.600%, 04/01/50	1,705,000	1,262,905
3.950%, 03/25/51 (c)	4,282,000	3,353,085
Take-Two Interactive Software, Inc. 4.000%, 04/14/32 (c)	775,000	735,931

		7,790,973

Telecommunications—0.5%
AT&T, Inc. 4.850%, 03/01/39	1,368,000	1,308,960
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
4.738%, 09/20/29 (144A)	2,504,688	2,482,984
5.152%, 09/20/29 (144A)	1,402,500	1,396,226
T-Mobile USA, Inc. 3.750%, 04/15/27	2,145,000	2,080,493

		7,268,663

Total Corporate Bonds & Notes (Cost $363,017,715)		339,612,318

Asset-Backed Securities—10.3%

Asset-Backed - Home Equity—0.7%
New Century Home Equity Loan Trust 6.250%, 1M TSFR + 0.894%, 08/25/34 (a)	4,984,590	4,816,189
Soundview Home Loan Trust 5.680%, 1M TSFR + 0.324%, 06/25/37 (a)	9,770,169	6,380,284

		11,196,473

Asset-Backed - Other—6.4%
AGL CLO 12 Ltd. 6.837%, 3M TSFR + 1.422%, 07/20/34 (144A) (a)	5,400,000	5,396,485
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 6.220%, 1M TSFR + 0.864%, 01/25/36 (a)	5,965,000	5,751,789
AMMC CLO XIII Ltd. 6.710%, 3M TSFR + 1.312%, 07/24/29 (144A) (a)	734,899	734,894
Arbor Realty Commercial Real Estate Notes Ltd. 6.546%, 1M TSFR + 1.184%, 08/15/34 (144A) (a)	4,570,000	4,485,642
Carrington Mortgage Loan Trust 5.610%, 1M TSFR + 0.254%, 12/25/36 (a)	5,754,081	5,547,433
Clover CLO LLC 6.797%, 3M TSFR + 1.382%, 04/20/32 (144A) (a)	5,000,000	4,997,440
Countrywide Asset-Backed Certificates Trust 6.820%, 1M TSFR + 1.464%, 08/25/47 (a)	3,300,000	2,991,409
Dryden XXVI Senior Loan Fund 6.556%, 3M TSFR + 1.162%, 04/15/29 (144A) (a)	1,678,557	1,676,549
Flexential Issuer 3.250%, 11/27/51 (144A)	4,753,000	4,265,442
FS Rialto Issuer LLC 6.673%, 1M TSFR + 1.314%, 12/16/36 (144A) (a)	1,827,298	1,804,402
JP Morgan Mortgage Acquisition Trust 5.820%, 1M TSFR + 0.464%, 01/25/37 (a)	8,307,000	7,645,337
Madison Park Funding XIX Ltd. 6.594%, 3M TSFR + 1.182%, 01/22/28 (144A) (a)	1,324,107	1,323,445
Neuberger Berman CLO XX Ltd. 7.306%, 3M TSFR + 1.912%, 07/15/34 (144A) (a)	5,000,000	4,999,730
New Economy Assets Phase 1 Sponsor LLC 2.410%, 10/20/61 (144A)	4,765,000	3,863,109
Octagon Investment Partners 46 Ltd. 6.816%, 3M TSFR + 1.422%, 07/15/36 (144A) (a)	5,520,000	5,514,110

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2023

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
OHA Credit Funding 4 Ltd. 7.324%, 3M TSFR + 1.912%, 10/22/36 (144A) (a)	4,000,000	$3,999,820
Popular ABS Mortgage Pass-Through Trust 6.055%, 1M TSFR + 0.699%, 02/25/36 (a)	954,918	944,020
Progress Residential Trust 3.369%, 09/17/36 (144A)	3,300,000	3,222,986
Rockford Tower CLO Ltd. 6.867%, 3M TSFR + 1.452%, 10/20/30 (144A) (a)	4,522,863	4,520,637
Structured Asset Investment Loan Trust 6.270%, 1M TSFR + 0.914%, 07/25/34 (a)	1,358,920	1,343,570
U.S. Small Business Administration
3.800%, 08/01/47	3,770,661	3,531,663
3.930%, 07/01/47	6,962,914	6,588,620
5.040%, 10/01/47	3,813,089	3,854,878
Wellman Park CLO Ltd. 6.756%, 3M TSFR + 1.362%, 07/15/34 (144A) (a)	4,750,000	4,743,488

		93,746,898

Asset-Backed - Student Loan—3.2%
Navient Student Loan Trust
6.502%, SOFR30A + 1.164%, 07/26/66 (144A) (a)	4,870,993	4,843,745
6.952%, SOFR30A + 1.614%, 10/25/58 (a)	2,470,000	2,286,820
SLC Student Loan Trust
5.773%, SOFR90A + 0.422%, 09/15/39 (a)	6,768,350	6,557,713
5.773%, SOFR90A + 0.422%, 03/15/55 (a)	6,250,517	6,044,805
SLM Student Loan Trust
5.926%, SOFR90A + 0.592%, 01/25/28 (a)	1,766,360	1,717,895
5.966%, SOFR90A + 0.632%, 01/25/40 (a)	2,613,687	2,378,603
6.146%, SOFR90A + 0.812%, 10/25/64 (144A) (a)	3,218,019	3,141,945
6.202%, SOFR30A + 0.864%, 05/26/26 (a)	3,710,283	3,570,902
6.202%, SOFR30A + 0.864%, 01/25/45 (144A) (a)	1,828,192	1,801,986
6.696%, SOFR90A + 1.362%, 07/25/23 (a)	3,674,204	3,624,205
6.813%, SOFR90A + 1.462%, 12/15/33 (144A) (a)	2,648,712	2,608,635
7.252%, SOFR30A + 1.914%, 09/25/43 (a)	5,800,000	5,314,044
Wachovia Student Loan Trust 5.766%, SOFR90A + 0.432%, 04/25/40 (144A) (a)	3,097,706	2,998,879

		46,890,177

Total Asset-Backed Securities (Cost $153,403,336)		151,833,548

Mortgage-Backed Securities—7.2%

Collateralized Mortgage Obligations—4.7%
Angel Oak Mortgage Trust 3.353%, 01/25/67 (144A) (a)	6,655,945	6,062,807
CIM Trust
1.951%, 06/25/57 (144A) (a)	4,663,617	4,172,095
2.000%, 05/01/61 (144A) (a)	5,421,548	4,721,509
2.000%, 08/25/61 (144A) (a)	4,468,626	3,699,794
2.500%, 04/25/51 (144A) (a)	10,464,639	8,569,556
3.000%, 10/25/59 (144A) (a)	3,993,539	3,680,190
5.400%, 04/25/62 (144A) (a)	6,775,610	6,500,638
CSMC Trust
3.850%, 09/25/57 (144A) (a)	3,861,835	3,657,496
4.547%, 05/25/67 (144A) (a)	3,977,729	3,888,364

Collateralized Mortgage Obligations—(Continued)
GS Mortgage-Backed Securities Trust 3.750%, 10/25/57 (144A)	2,904,367	2,791,757
JP Morgan Mortgage Trust
2.500%, 12/25/51 (144A) (a)	5,915,022	5,356,936
2.500%, 06/25/52 (144A) (a)	9,857,229	8,539,450
PHH Alternative Mortgage Trust 6.070%, 1M TSFR + 0.714%, 07/25/37 (a)	3,344,985	3,180,918
Towd Point Mortgage Trust 2.750%, 10/25/56 (144A) (a)	177,789	176,582
WaMu Mortgage Pass-Through Certificates Trust
5.053%, 06/25/34 (a)	2,384,837	2,236,508
6.050%, 1M TSFR + 0.694%, 10/25/45 (a)	1,579,538	1,495,859

		68,730,459

Commercial Mortgage-Backed Securities—2.5%
BAMLL Commercial Mortgage Securities Trust 4.091%, 08/10/38 (144A) (a)	3,265,000	3,011,439
BANK 4.493%, 06/15/55 (a)	4,231,000	4,061,842
BX Trust 3.202%, 12/09/41 (144A)	895,000	790,023
BXHPP Trust 6.127%, 1M TSFR + 0.764%, 08/15/36 (144A) (a)	4,777,000	4,507,095
COMM Mortgage Trust 3.620%, 07/10/50	1,654,171	1,628,121
CSAIL Commercial Mortgage Trust
2.561%, 03/15/53	3,384,500	2,842,962
DC Office Trust 2.965%, 09/15/45 (144A)	1,850,000	1,542,388
GS Mortgage Securities Corp. Trust 6.435%, 1M TSFR + 1.064%, 12/15/36 (144A) (a)	4,225,000	4,148,745
Hudson Yards Mortgage Trust
2.943%, 12/10/41 (144A) (a)	1,850,000	1,599,892
3.228%, 07/10/39 (144A)	1,875,000	1,658,612
JP Morgan Chase Commercial Mortgage Securities Trust 3.397%, 06/05/39 (144A)	2,000,000	1,798,931
Ladder Capital Commercial Mortgage Trust 3.551%, 07/12/50 (144A)	2,834,000	2,661,882
One Bryant Park Trust 2.516%, 09/15/54 (144A)	2,390,000	2,023,454
SFAVE Commercial Mortgage Securities Trust
3.872%, 01/05/43 (144A) (a)	2,219,000	1,628,921
4.144%, 01/05/43 (144A) (a)	110,000	82,120
SMRT Commercial Mortgage Trust 8.712%, 1M TSFR + 3.350%, 01/15/39 (144A) (a)	3,500,000	3,215,879

		37,202,306

Total Mortgage-Backed Securities (Cost $115,086,599)		105,932,765

Municipals—0.6%
City of New York, General Obligation Unlimited 5.968%, 03/01/36	1,750,000	1,885,065
County of Miami-Dade Aviation Revenue 3.555%, 10/01/34	600,000	528,868

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2023

Municipals—(Continued)

Security Description	Shares/ Principal Amount*	Value
New York City Transitional Finance Authority Future Tax Secured Revenue
4.200%, 11/01/30	1,250,000	$1,216,475
5.267%, 05/01/27	2,150,000	2,189,798
Regents of the University of California Medical Center Pooled Revenue 3.256%, 05/15/60	3,420,000	2,427,722

Total Municipals (Cost $9,967,999)		8,247,928

Short-Term Investments—10.0%

Discount Note—0.7%
Federal Home Loan Bank 5.343%, 05/15/24 (d)	10,000,000	9,806,417

Mutual Funds—7.2%
State Street Institutional Liquid Reserves Fund, Trust Class 5.430% (e)	106,319,440	106,383,232

U.S. Treasury—2.1%
U.S. Treasury Bills
5.262%, 02/15/24 (d)	19,440,000	19,315,474
5.407%, 03/28/24 (d)	5,990,000	5,915,637
5.408%, 04/11/24 (c) (d)	6,315,000	6,224,029

		31,455,140

Total Short-Term Investments (Cost $147,636,612)		147,644,789

Securities Lending Reinvestments (f)—8.5%

Certificates of Deposit—1.2%
Citibank NA 5.740%, SOFR + 0.350, 02/20/24 (a)	3,000,000	3,000,738
Mizuho Bank Ltd. 5.790%, SOFR + 0.400%, 04/18/24 (a)	2,000,000	2,000,906
Oversea-Chinese Banking Corp. Ltd. 5.630%, SOFR + 0.240%, 02/09/24 (a)	3,000,000	3,000,312
Standard Chartered Bank 5.790%, SOFR + 0.390%, 04/19/24 (a)	2,000,000	2,000,000
Sumitomo Mitsui Trust Bank Ltd.
Zero Coupon, 02/27/24	1,000,000	991,050
5.800%, SOFR + 0.400%, 04/24/24 (a)	2,000,000	2,001,190
Svenska Handelsbanken AB 5.910%, SOFR + 0.520%, 04/19/24 (a)	3,000,000	3,002,481
Westpac Banking Corp. 5.950%, SOFR + 0.550%, 10/11/24 (a)	1,000,000	1,001,239

		16,997,916

Commercial Paper—0.1%
Australia & New Zealand Banking Group Ltd.
5.640%, 04/18/24	1,000,000	983,338
5.730%, SOFR + 0.330%, 04/18/24 (a)	1,000,000	1,000,224

		1,983,562

Repurchase Agreements—5.2%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $15,009,083; collateralized by various Common Stock with an aggregate market value of $16,706,936.	15,000,000	15,000,000
Barclays Bank PLC
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $1,400,829; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $1,428,783.	1,400,000	1,400,000
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $3,001,817; collateralized by various Common Stock with an aggregate market value of $3,344,435.	3,000,000	3,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/29/23 at 5.870%, due on 07/01/24 with a maturity value of $5,150,826; collateralized by U.S. Treasury Obligations with rates ranging from 0.875% - 3.750%, maturity dates ranging from 05/15/28 - 02/15/32, and various Common Stock with an aggregate market value of $5,100,023.	5,000,000	5,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $3,872,558; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $3,947,685.	3,870,279	3,870,279
National Bank Financial, Inc. Repurchase Agreement dated 12/29/23 at 5.320%, due on 01/02/24 with a maturity value of $3,001,773; collateralized by U.S. Treasury Obligation at 0.500%, maturing 02/28/26, and an aggregate market value of $3,074,347.	3,000,000	3,000,000
National Bank of Canada
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/05/24 with a maturity value of $5,005,299; collateralized by various Common Stock with an aggregate market value of $5,579,946.	5,000,000	5,000,000
Repurchase Agreement dated 12/29/23 at 5.470%, due on 01/02/24 with a maturity value of $15,009,117; collateralized by various Common Stock with an aggregate market value of $16,740,107.	15,000,000	15,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $18,011,100; collateralized by various Common Stock with an aggregate market value of $20,088,253.	18,000,000	18,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/29/23 at 5.590%, due on 02/02/24 with a maturity value of $5,027,174; collateralized by various Common Stock with an aggregate market value of $5,556,418.	5,000,000	5,000,000

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (f)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $1,607,783; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $1,642,608.	1,606,831	$1,606,831
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $900,533; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $918,000.	900,000	900,000

		76,777,110

Time Deposits—0.5%
First Abu Dhabi Bank USA NV 5.320%, 01/02/24	5,000,000	5,000,000
National Bank of Canada 5.370%, OBFR + 0.050%, 01/05/24 (a)	3,000,000	3,000,000

		8,000,000

Mutual Funds—1.5%
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (e)	16,990,344	16,990,344
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (e)	3,000,000	3,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (e)	2,000,000	2,000,000

		21,990,344

Total Securities Lending Reinvestments (Cost $125,741,960)		125,748,932

Total Investments—131.8% (Cost $1,971,021,992)		1,941,001,112
Other assets and liabilities (net)—(31.8)%		(468,722,131)

Net Assets—100.0%		$1,472,278,981

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(c)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $132,518,506 and the collateral received consisted of cash in the amount of $125,724,439 and non-cash collateral with a value of $10,968,093. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(d)	The rate shown represents current yield to maturity.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2023.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, the market value of 144A securities was $242,243,745, which is 16.5% of net assets.

Cash in the amount of $2,589,303 has been received at the custodian bank and held in a segregated account as collateral for TBA securities.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 2 Year Futures	03/28/24	1,828	USD	376,410,905	$3,679,301
U.S. Treasury Note 5 Year Futures	03/28/24	396	USD	43,074,281	887,375
U.S. Treasury Note Ultra 10 Year Futures	03/19/24	26	USD	3,068,406	138,298
U.S. Treasury Ultra Long Bond Futures	03/19/24	31	USD	4,141,406	373,854

Net Unrealized Appreciation					$5,078,828

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2023

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Receive	12M SOFR	Annually	3.520%	Annually	12/20/53	USD	10,830,000	$(463,868)	$—	$(463,868)

(1)	There were no upfront premiums paid or (received), therefore the market value equals unrealized appreciation/(depreciation).

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(SOFR90A)—	Secured Overnight Financing Rate 90-Day Average
(TSFR)—	Term Secured Financing Rate

Other Abbreviations

(CLO)—	Collateralized Loan Obligation
(DAC)—	Designated Activity Company
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,061,980,832	$—	$1,061,980,832
Total Corporate Bonds & Notes*	—	339,612,318	—	339,612,318
Total Asset-Backed Securities*	—	151,833,548	—	151,833,548
Total Mortgage-Backed Securities*	—	105,932,765	—	105,932,765
Total Municipals*	—	8,247,928	—	8,247,928
Short-Term Investments
Discount Note	—	9,806,417	—	9,806,417
Mutual Funds	106,383,232	—	—	106,383,232
U.S. Treasury	—	31,455,140	—	31,455,140
Total Short-Term Investments	106,383,232	41,261,557	—	147,644,789
Securities Lending Reinvestments
Certificates of Deposit	—	16,997,916	—	16,997,916
Commercial Paper	—	1,983,562	—	1,983,562
Repurchase Agreements	—	76,777,110	—	76,777,110
Time Deposits	—	8,000,000	—	8,000,000
Mutual Funds	21,990,344	—	—	21,990,344
Total Securities Lending Reinvestments	21,990,344	103,758,588	—	125,748,932
Total Investments	$128,373,576	$1,812,627,536	$—	$1,941,001,112

Collateral for Securities Loaned (Liability)	$—	$(125,724,439)	$—	$(125,724,439)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$5,078,828	$—	$—	$5,078,828
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(463,868)	$—	$(463,868)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$1,941,001,112
Cash	17,268,810
Cash collateral (c)	5,124,037
Receivable for:
Investments sold	27,182,580
TBA securities sold	47,474,845
Dividends and interest	9,025,307
Variation margin on futures contracts	243,647
Variation margin on centrally cleared swap contracts	61,053
Prepaid expenses	5,599

Total Assets	2,047,386,990
Liabilities
Collateral for securities loaned	125,724,439
Payables for:
Investments purchased	80,207,197
TBA securities purchased	368,319,211
Fund shares redeemed	80,385
Accrued Expenses:
Management fees	526,861
Distribution and service fees	58
Deferred trustees’ fees	120,822
Other expenses	129,036

Total Liabilities	575,108,009

Net Assets	$1,472,278,981

Net Assets Consist of:
Paid in surplus	$1,690,671,835
Distributable earnings (Accumulated losses)	(218,392,854)

Net Assets	$1,472,278,981

Net Assets
Class A	$1,472,001,936
Class B	277,045
Capital Shares Outstanding*
Class A	165,297,912
Class B	31,090
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.91
Class B	8.91

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,971,021,992.
(b)	Includes securities loaned at value of $132,518,506.
(c)	Includes collateral of $3,867,000 for futures contracts and $1,257,037 for centrally cleared swap contracts.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends	$2,529,979
Interest	61,992,463
Securities lending income	783,552

Total investment income	65,305,994
Expenses
Management fees	8,124,633
Administration fees	77,523
Custodian and accounting fees	140,230
Distribution and service fees—Class B	618
Audit and tax services	72,353
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	23,938
Insurance	14,307
Miscellaneous	27,555

Total expenses	8,573,960
Less management fee waiver	(1,815,809)

Net expenses	6,758,151

Net Investment Income	58,547,843

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(70,473,658)
Futures contracts	(12,319,895)
Swap contracts	(3,854,439)

Net realized gain (loss)	(86,647,992)

Net change in unrealized appreciation (depreciation) on:
Investments	100,932,210
Futures contracts	4,885,289
Swap contracts	4,720,118

Net change in unrealized appreciation (depreciation)	110,537,617

Net realized and unrealized gain (loss)	23,889,625

Net Increase (Decrease) in Net Assets From Operations	$82,437,468

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$58,547,843	$42,860,150
Net realized gain (loss)	(86,647,992)	(152,311,676)
Net change in unrealized appreciation (depreciation)	110,537,617	(163,872,820)

Increase (decrease) in net assets from operations	82,437,468	(273,324,346)

From Distributions to Shareholders
Class A	(45,787,742)	(26,475,551)
Class B	(6,649)	(3,755)

Total distributions	(45,794,391)	(26,479,306)

Increase (decrease) in net assets from capital share transactions	(69,349,407)	(229,598,540)

Total increase (decrease) in net assets	(32,706,330)	(529,402,192)

Net Assets
Beginning of period	1,504,985,311	2,034,387,503

End of period	$1,472,278,981	$1,504,985,311

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	1,052,044	$9,105,487	26,733	$251,477
Reinvestments	5,324,156	45,787,742	2,984,842	26,475,551
Redemptions	(14,386,027)	(124,269,035)	(27,810,147)	(256,299,121)

Net increase (decrease)	(8,009,827)	$(69,375,806)	(24,798,572)	$(229,572,093)

Class B
Sales	5,690	$47,471	5,043	$47,023
Reinvestments	772	6,649	422	3,755
Redemptions	(3,222)	(27,721)	(8,479)	(77,225)

Net increase (decrease)	3,240	$26,399	(3,014)	$(26,447)

Increase (decrease) derived from capital shares transactions		$(69,349,407)		$(229,598,540)

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.68	$10.27	$11.10	$10.47	$9.98

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.34	0.23	0.12	0.19	0.27
Net realized and unrealized gain (loss)	0.16	(1.68)	(0.26)	0.80	0.58

Total income (loss) from investment operations	0.50	(1.45)	(0.14)	0.99	0.85

Less Distributions
Distributions from net investment income	(0.27)	(0.14)	(0.19)	(0.36)	(0.36)
Distributions from net realized capital gains	0.00	0.00	(0.50)	0.00	0.00

Total distributions	(0.27)	(0.14)	(0.69)	(0.36)	(0.36)

Net Asset Value, End of Period	$8.91	$8.68	$10.27	$11.10	$10.47

Total Return (%) (b)	5.92	(14.12)	(1.19)	9.54	8.64

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.57	0.58	0.57
Net ratio of expenses to average net assets (%) (c)	0.46	0.45	0.44	0.45	0.45
Ratio of net investment income (loss) to average net assets (%)	3.96	2.52	1.12	1.75	2.63
Portfolio turnover rate (%)	453 (d)	449 (d)	454 (d)	352 (d)	232 (d)
Net assets, end of period (in millions)	$1,472.0	$1,504.7	$2,034.1	$1,775.8	$1,831.5

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$8.68	$10.27	$11.07	$10.45	$9.96

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.32	0.21	0.09	0.16	0.24
Net realized and unrealized gain (loss)	0.16	(1.68)	(0.24)	0.79	0.59

Total income (loss) from investment operations	0.48	(1.47)	(0.15)	0.95	0.83

Less Distributions
Distributions from net investment income	(0.25)	(0.12)	(0.15)	(0.33)	(0.34)
Distributions from net realized capital gains	0.00	0.00	(0.50)	0.00	0.00

Total distributions	(0.25)	(0.12)	(0.65)	(0.33)	(0.34)

Net Asset Value, End of Period	$8.91	$8.68	$10.27	$11.07	$10.45

Total Return (%) (b)	5.61	(14.37)	(1.34)	9.14	8.39

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.83	0.82	0.83	0.82
Net ratio of expenses to average net assets (%) (c)	0.71	0.70	0.69	0.70	0.70
Ratio of net investment income (loss) to average net assets (%)	3.72	2.28	0.87	1.48	2.38
Portfolio turnover rate (%)	453 (d)	449 (d)	454 (d)	352 (d)	232 (d)
Net assets, end of period (in millions)	$0.3	$0.2	$0.3	$0.4	$0.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 254%, 292%, 264%, 207%, and 203% for the years ended December 31, 2023 through 2019, respectively.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is TCW Core Fixed Income Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

BHFTI-18

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded over-the-counter (“OTC”) are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTI-19

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the

BHFTI-20

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $76,777,110, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments

BHFTI-21

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(65,675,228)	$—	$—	$—	$(65,675,228)
U.S. Treasury & Government Agencies	(60,049,211)	—	—	—	(60,049,211)
Total Borrowings	$(125,724,439)	$—	$—	$—	$(125,724,439)
Gross amount of recognized liabilities for securities lending transactions					$(125,724,439)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

BHFTI-22

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolio holds cleared swaps through accounts at a clearing member. The Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money market reference rates. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (b)	$5,078,828	Unrealized depreciation on centrally cleared swap contracts (a)	$463,868

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

BHFTI-23

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(12,319,895)
Swap contracts	(3,854,439)

$(16,174,334)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$4,885,289
Swap contracts	4,720,118

$9,605,407

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$431,025,144
Futures contracts short	(7,700,711)
Swap contracts	37,905,417

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default

BHFTI-24

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

(including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

LIBOR Replacement Risk: LIBOR was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The full impact of the transition on the Portfolio, the financial instruments in which the Portfolio invests and financial markets more generally cannot yet be fully determined.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$7,415,789,434	$100,189,536	$7,344,504,131	$255,936,472

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2023 were as follows:

Purchases	Sales
$4,139,501,401	$4,134,429,475

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.550% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2023 were $8,124,633.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. TCW Investment Management Company LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-25

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	Of the first $500 million
0.150%	Of the next $1.5 billion
0.200%	On amounts in excess of $2 billion

An identical agreement was in place for the period from April 29, 2022 through April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$1,973,927,058

Gross unrealized appreciation	29,926,094
Gross unrealized (depreciation)	(62,852,040)

Net unrealized appreciation (depreciation)	$(32,925,946)

BHFTI-26

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$45,794,391	$26,479,306	$—	$—	$45,794,391	$26,479,306

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$59,671,681	$—	$(33,389,814)	$(244,553,898)	$(218,272,031)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had accumulated short-term capital losses of $179,141,355 and accumulated long-term capital losses of $65,412,543.

9. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-27

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the TCW Core Fixed Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the TCW Core Fixed Income Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-28

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-29

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-30

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-31

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-32

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

TCW Core Fixed Income Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and TCW Investment Management Company LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2023 and outperformed the median of its Performance Universe and the average of its Morningstar Category for the three- and five-year periods ended June 30, 2023. The Board also considered that the Portfolio underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, for the one- and three-year periods ended October 31, 2023 and outperformed its benchmark for the five-year period ended October 31, 2023. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

BHFTI-33

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median and equal to the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-34

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Managed By Victory Capital Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class A, B and E shares of the Victory Sycamore Mid Cap Value Portfolio returned 10.20%, 9.94%, and 10.05%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index¹, returned 12.71%.

MARKET ENVIRONMENT / CONDITIONS

After meaningfully selling off in 2022, U.S. equities closed the year on a positive footing with all major indices posting double-digit gains. A year ago, the overwhelming consensus among market participants, economists and other practitioners was that the economy was on the cusp of the most anticipated recession in history. Very few would have thought that the economy could withstand the most aggressive tightening campaign in decades without something breaking. Furthermore, few would have expected the magnitude of the melt-up in the U.S. equity market.

The broad market S&P 500 Index rallied 26.3% during the period, while the tech-centric NASDAQ Composite posted an astounding return of 44.6% for the year. Market breadth broadened late in the year with small-cap equities deciding to join the party in the fourth quarter. While small cap equities underperformed for most of the year, the Russell 2000 Index posted a commendable 16.93% return for the period. Mid-cap equities, as measured by the Russell Midcap Index were sandwiched in the middle, also returning an impressive 17.23%.

The fourth quarter rally was chalked up to several factors—chiefly, the U.S. Federal Reserve’s (the “Fed”) perceived pivot, which signaled the end to the hiking campaign. With financial conditions loosening, markets rallied. The Fed’s dovish pivot likely came quicker than some anticipated. However, disinflation remained on the right trajectory and the November Core Personal Consumption Expenditure number (the Fed’s preferred metric) registered 1.9%—the first time the inflation figure dipped below 2% in three years. The December Federal Open Market Committee meeting added fuel to the fire, with the median 2024 dot plots implying cuts of at least 75 basis points. Despite Fed Chair Powell’s attempts to temper expectations for more aggressive cuts, the market closed the year pricing in roughly six cuts in 2024. With the euphoric response to the end of the tightening campaign, the “soft-landing/no-landing” narrative made a vengeful comeback, and most calls for a recession were withdrawn or ultimately dismissed.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the Russell Midcap Value Index (the “Index”), during the twelve-month period ending December 31, 2023. Stock selection was the primary driver of relative underperformance. Sector allocation partially offset the unfavorable impact of selection for the period. Index returns were positive across 8 of the 11 major economic sectors for the year and varied widely, with only three sectors outpacing the broader Index. Industrials was the top-performing sector, posting a return of 28.88%. By contrast, Consumer Staples was the worst-performing sector, returning -3.04%.

Stock selection in Industrials was the largest detractor from relative performance for the year; however, an overweight in the top-performing sector partially offset the unfavorable impact of selection. Stock selection in Consumer Discretionary, Financials, Real Estate and Energy also detracted from relative return. Additionally, the Portfolio’s cash position was a drag on performance for the year. Conversely, stock selection in Materials, Information Technology (“IT”), Health Care and Communication Services contributed to relative return for the year. An underweight in Utilities and Communication Services, as well as an overweight in IT, also augmented performance.

Zions Bancorp (“ZION”) was the top detractor for the year. At the onset of the banking sector tremors in the first quarter, we reviewed all of our bank holdings to determine which banks were at risk given the uncertainties surrounding the sector. Given what we knew at the time, we divested ZION given concerns relating to lower earnings due to higher funding costs, deposit retention, and the possibility of a capital raise given potential for lower earnings, higher funding costs, and significant unrealized losses on investment portfolio. Genpact, a business processes outsourcing company, was another top detractor during the year. Gross margin declined marginally due to severance costs related to workforce reductions (short-cycle advisory business), higher travel costs, and investments for new deal activity. Further weighing on the stock was the potential impact from Artificial Intelligence (“AI”). Like many of Genpact’s Business Process Outsourcing peers, investors worry that the introduction of AI will jeopardize some of Genpact’s business lines. It is currently not known whether companies will turn to AI to manage key processes such as accounting, finance, risk, supply chain, etc. The company is a late-cycle business that typically benefits from companies looking to reduce costs ahead of an economic downturn. We maintained a position in Genpact at year-end. Diversified Exploration & Production company Devon Energy was another top detractor. After meaningful outperformance over the past couple of years, 2023 was a reset year for the company. Production misses due to timing of completions and asset integration coupled with collapse in oil prices weighed on Devon’s share price in a challenging macro backdrop for the sector. We remain invested in the stock given the company’s compelling valuation in our view.

Flex Ltd. (“FLEX”), a leading provider of technology solutions, supply chain management and electronics manufacturing services to various end markets, was the top contributor for the year. FLEX shares benefited from the price appreciation in NexTracker (“NXT”). FLEX spun off NXT in February but maintained a majority ownership. NXT provides intelligent solar tracker solutions for utility scale and distribution solar generation. NXT released its first earnings report as a public company in May. Revenues were ahead of expectations, as demand for solar solutions remained robust and supply chain headwinds eased during the period. Western Digital, a leading data storage solutions provider, was also a top contributor. Despite the company’s below-consensus Fiscal Year 2024 guidance, signs that

BHFTI-1

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Managed By Victory Capital Management Inc.

Portfolio Manager Commentary*—(Continued)

fundamentals were inflecting was what likely helped propel shares higher. Western Digital’s management noted that Hard Disk Drive and Flash revenue were expected to improve in 2024 as demand for storage normalizes and the Flash segment sees higher content per unit. In our view, Western Digital’s management has navigated the challenging demand backdrop better than peers by controlling costs and cutting capacity. Owens Corning (“OC”), a leading provider of insulation, roofing, and composites, was another top contributor. The company continued to post earnings reports that beat consensus estimates. OC’s low inventory at distributors helped them navigate the destocking headwinds that many industries faced over the past several months. Pricing for its products continued to hold up. Falling asphalt prices also helped margins as the company controlled costs while maintaining an advantage on price. Two holdings in the Materials sector rounded out the top contributors list for the year.

The Portfolio’s turnover for the twelve-month period ended December 31, 2023, was 29.8%. There were 16 new positions initiated during the year, as well as 16 positions eliminated during the year.

Within Industrials, the investment team initiated positions in FTI Consulting, Knight-Swift Transportation Holdings and TransUnion. In Consumer Discretionary, investments were made in Dick’s Sporting Goods, Ralph Lauren and Tapestry; however, the position in Tapestry was divested later in the year. One position, Hess, was initiated within Energy. Within Health Care, positions were initiated in Agilent Technologies and ICON PLC. In Financials, positions in Fidelity National Financial, Hartford Financial Services Group and Willis Towers Watson PLC were initiated. In Consumer Staples, positions were initiated in BJ’s Wholesale Club Holdings and U.S. Foods Holding. Additionally, one new position was initiated in each IT and Materials.

Two positions, DXC Technology and Hewlett Packard Enterprise were divested in IT due to a change in conviction. The team divested one position, Live Nation Entertainment, within Communication Services due to change in conviction. Within Real Estate, a position in American Homes 4 Rent was eliminated due to relative valuation. Within Materials, the team divested positions in Corteva, Steel Dynamics and Reliance Steel & Aluminum due to relative valuation. Additionally, positions were divested from Consumer Discretionary (2), Consumer Staples (1), Financials (3), Health Care (1) and Industrials (2).

As of December 31, 2023, the Portfolio had 76 holdings (ex. cash). The Portfolio was overweight in Industrials, Materials, Consumer Discretionary, Health Care, IT and Consumer Staples. Conversely, the Portfolio was underweight in Utilities, Communication Services, Real Estate, Financials and Energy. Sector weighting is a by-product of our bottom-up stock selection process, and not a result of top-down tactical decisions.

Gary H. Miller

Gregory M. Connors

Jeffrey M. Graff

James M. Albers

Michael F. Rodarte

Portfolio Managers

Victory Capital Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

BHFTI-2

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Victory Sycamore Mid Cap Value Portfolio
Class A	10.20	14.66	8.57
Class B	9.94	14.38	8.30
Class E	10.05	14.49	8.40
Russell Midcap Value Index	12.71	11.16	8.26

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Holdings

% of Net Assets
Crown Holdings, Inc.	1.8
Quest Diagnostics, Inc.	1.8
Textron, Inc.	1.8
Leidos Holdings, Inc.	1.8
NNN REIT, Inc.	1.7
Alliant Energy Corp.	1.7
Alexandria Real Estate Equities, Inc.	1.7
Lamar Advertising Co. - Class A	1.7
Packaging Corp. of America	1.7
Xcel Energy, Inc.	1.7

Top Sectors

% of Net Assets
Industrials	24.0
Financials	15.5
Consumer Discretionary	11.0
Materials	10.8
Information Technology	9.8
Health Care	8.2
Real Estate	7.8
Consumer Staples	3.9
Energy	3.9
Utilities	3.4

BHFTI-3

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Victory Sycamore Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class A (a)	Actual	0.60%	$1,000.00	$1,060.60	$3.12
	Hypothetical*	0.60%	$1,000.00	$1,022.18	$3.06

Class B (a)	Actual	0.85%	$1,000.00	$1,059.20	$4.41
	Hypothetical*	0.85%	$1,000.00	$1,020.92	$4.33

Class E (a)	Actual	0.75%	$1,000.00	$1,059.90	$3.89
	Hypothetical*	0.75%	$1,000.00	$1,021.43	$3.82

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—98.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.8%
Textron, Inc.	209,000	$16,807,780

Automobile Components—2.6%
Aptiv PLC (a)	138,700	12,444,164
BorgWarner, Inc.	357,000	12,798,450

		25,242,614

Banks—2.1%
Huntington Bancshares, Inc.	575,000	7,314,000
Prosperity Bancshares, Inc. (b)	194,000	13,139,620

		20,453,620

Building Products—1.6%
Carrier Global Corp.	162,000	9,306,900
Owens Corning	41,800	6,196,014

		15,502,914

Capital Markets—2.8%
Bank of New York Mellon Corp.	292,600	15,229,830
T. Rowe Price Group, Inc.	105,000	11,307,450

		26,537,280

Chemicals—3.7%
Axalta Coating Systems Ltd. (a)	210,500	7,150,685
RPM International, Inc. (b)	117,500	13,116,525
Westlake Corp. (b)	111,000	15,535,560

		35,802,770

Commercial Services & Supplies—1.3%
Republic Services, Inc.	76,000	12,533,160

Communications Equipment—1.0%
Motorola Solutions, Inc.	29,400	9,204,846

Consumer Staples Distribution & Retail—3.4%
BJ’s Wholesale Club Holdings, Inc. (a) (b)	179,400	11,958,804
Sysco Corp.	110,600	8,088,178
U.S. Foods Holding Corp. (a)	282,100	12,810,161

		32,857,143

Containers & Packaging—5.9%
AptarGroup, Inc.	67,000	8,282,540
Avery Dennison Corp. (b)	70,000	14,151,200
Crown Holdings, Inc. (b)	190,300	17,524,727
Packaging Corp. of America (b)	99,700	16,242,127

		56,200,594

Electric Utilities—3.4%
Alliant Energy Corp.	325,100	16,677,630
Xcel Energy, Inc.	260,200	16,108,982

		32,786,612

Electrical Equipment—0.6%
Hubbell, Inc.	18,500	6,085,205

Electronic Equipment, Instruments & Components—3.9%
Amphenol Corp. - Class A	135,800	13,461,854
Flex Ltd. (a)	517,800	15,772,188
Zebra Technologies Corp. - Class A (a)	30,300	8,281,899

		37,515,941

Financial Services—1.6%
Global Payments, Inc.	120,000	15,240,000

Food Products—0.5%
Tyson Foods, Inc. - Class A	92,000	4,945,000

Ground Transportation—3.5%
JB Hunt Transport Services, Inc. (b)	78,100	15,599,694
Knight-Swift Transportation Holdings, Inc.	141,000	8,128,650
Landstar System, Inc. (b)	49,600	9,605,040

		33,333,384

Health Care Equipment & Supplies—4.2%
Cooper Cos., Inc.	36,400	13,775,216
Hologic, Inc. (a)	180,500	12,896,725
Zimmer Biomet Holdings, Inc.	114,800	13,971,160

		40,643,101

Health Care Providers & Services—1.8%
Quest Diagnostics, Inc.	122,000	16,821,360

Hotels, Restaurants & Leisure—4.0%
Darden Restaurants, Inc. (b)	79,000	12,979,700
Hilton Worldwide Holdings, Inc.	56,000	10,197,040
Yum! Brands, Inc.	115,000	15,025,900

		38,202,640

Insurance—9.0%
American Financial Group, Inc. (b)	133,500	15,871,815
Fidelity National Financial, Inc. (b)	121,000	6,173,420
Hartford Financial Services Group, Inc.	186,200	14,966,756
Old Republic International Corp.	516,400	15,182,160
Progressive Corp.	39,800	6,339,344
W.R. Berkley Corp. (b)	202,000	14,285,440
Willis Towers Watson PLC	53,900	13,000,680

		85,819,615

Life Sciences Tools & Services—2.2%
Agilent Technologies, Inc.	81,200	11,289,236
ICON PLC (a)	34,000	9,624,380

		20,913,616

Machinery—6.5%
AGCO Corp.	102,000	12,383,820
Lincoln Electric Holdings, Inc. (b)	32,900	7,154,434
Middleby Corp. (a) (b)	102,600	15,099,642

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
Parker-Hannifin Corp.	15,100	$6,956,570
Toro Co. (b)	111,000	10,654,890
Xylem, Inc.	90,300	10,326,708

		62,576,064

Metals & Mining—1.2%
Franco-Nevada Corp.	100,700	11,158,567

Office REITs—1.7%
Alexandria Real Estate Equities, Inc. (b)	131,500	16,670,255

Oil, Gas & Consumable Fuels—3.9%
Coterra Energy, Inc.	569,000	14,520,880
Devon Energy Corp.	267,500	12,117,750
Hess Corp.	74,400	10,725,504

		37,364,134

Passenger Airlines—1.1%
Alaska Air Group, Inc. (a) (b)	280,000	10,939,600

Professional Services—7.6%
FTI Consulting, Inc. (a)	74,200	14,776,930
Genpact Ltd. (b)	337,000	11,697,270
Leidos Holdings, Inc.	155,000	16,777,200
ManpowerGroup, Inc.	128,000	10,172,160
Maximus, Inc.	138,300	11,597,838
TransUnion	106,200	7,297,002

		72,318,400

Residential REITs—2.6%
Camden Property Trust	130,400	12,947,416
Equity LifeStyle Properties, Inc. (b)	164,600	11,610,884

		24,558,300

Retail REITs—1.7%
NNN REIT, Inc.	387,600	16,705,560

Semiconductors & Semiconductor Equipment—3.2%
MKS Instruments, Inc. (b)	148,200	15,245,334
Skyworks Solutions, Inc. (b)	140,000	15,738,800

		30,984,134

Specialized REITs—1.7%
Lamar Advertising Co. - Class A	154,000	16,367,120

Specialty Retail—3.0%
Dick’s Sporting Goods, Inc. (b)	86,400	12,696,480
Ross Stores, Inc.	112,300	15,541,197

		28,237,677

Technology Hardware, Storage & Peripherals—1.7%
Western Digital Corp. (a)	307,000	16,077,590

Textiles, Apparel & Luxury Goods—1.5%
Ralph Lauren Corp. (b)	97,000	13,987,400

Total Common Stocks (Cost $812,665,646)		941,393,996

Short-Term Investment—1.6%

Repurchase Agreement—1.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $15,466,876; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $15,771,876.	15,462,581	15,462,581

Total Short-Term Investments (Cost $15,462,581)		15,462,581

Securities Lending Reinvestments (c)—14.2%

Certificates of Deposit—1.1%
Barclays Bank PLC 5.790%, SOFR + 0.400%, 02/14/24 (d)	3,000,000	3,000,846
Citibank NA 5.740%, SOFR + 0.350%, 02/20/24 (d)	2,000,000	2,000,492
MUFG Bank Ltd. (London) Zero Coupon, 06/04/24	1,000,000	976,630
Standard Chartered Bank
5.770%, SOFR + 0.370%, 03/12/24 (d)	2,000,000	2,000,828
5.790%, SOFR + 0.390%, 04/19/24 (d)	1,000,000	1,000,000
Sumitomo Mitsui Trust Bank Ltd. 5.800%, SOFR + 0.400%, 04/24/24 (d)	1,000,000	1,000,595
Westpac Banking Corp. 5.950%, SOFR + 0.550%, 10/11/24 (d)	1,000,000	1,001,239

		10,980,630

Commercial Paper—0.2%
Old Line Funding LLC 5.620%, SOFR + 0.230%, 03/11/24 (d)	2,000,000	2,000,000

Repurchase Agreements—8.5%
Bank of Nova Scotia
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $20,012,111; collateralized by various Common Stock with an aggregate market value of $22,275,915.	20,000,000	20,000,000
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $4,002,422; collateralized by various Common Stock with an aggregate market value of $4,455,183.	4,000,000	4,000,000
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $3,001,817; collateralized by various Common Stock with an aggregate market value of $3,341,387.	3,000,000	3,000,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Bank of Nova Scotia
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $2,001,211; collateralized by various Common Stock with an aggregate market value of $2,227,592.	2,000,000	$2,000,000
Barclays Bank PLC
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $3,201,895; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.500%, maturity dates ranging from 01/31/24 - 05/15/48, and an aggregate market value of $3,265,790.	3,200,000	3,200,000
Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $3,001,817; collateralized by various Common Stock with an aggregate market value of $3,344,435.	3,000,000	3,000,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 12/29/23 at 5.400%, due on 01/02/24 with a maturity value of $2,001,200; collateralized by U.S. Government Agency Obligations with rates ranging from 0.375% - 26.636%, maturity dates ranging from 10/15/24 - 11/20/73, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/29/23 at 5.870%, due on 07/01/24 with a maturity value of $4,120,661; collateralized by U.S. Treasury Obligations with rates ranging from 0.875% - 3.750%, maturity dates ranging from 05/15/28 - 02/15/32, and various Common Stock with an aggregate market value of $4,080,019.	4,000,000	4,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/29/23 at 5.300%, due on 01/02/24 with a maturity value of $10,042,456; collateralized by U.S. Treasury Obligations with zero coupon, maturity dates ranging from 05/15/34 - 08/15/51, and an aggregate market value of $10,237,277.	10,036,546	10,036,546
National Bank of Canada Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/05/24 with a maturity value of $12,012,717; collateralized by various Common Stock with an aggregate market value of $13,391,870.	12,000,000	12,000,000
NBC Global Finance Ltd.
Repurchase Agreement dated 12/29/23 at 5.550%, due on 01/02/24 with a maturity value of $6,904,255; collateralized by various Common Stock with an aggregate market value of $7,700,497.	6,900,000	6,900,000
Royal Bank of Canada Toronto Repurchase Agreement dated 12/29/23 at 5.590%, due on 02/02/24 with a maturity value of $3,016,304; collateralized by various Common Stock with an aggregate market value of $3,333,851.	3,000,000	3,000,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $1,701,007; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $1,737,851.	1,700,000	1,700,000
Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $1,500,888; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 5.240%, maturity dates ranging from 04/30/24 - 05/15/32, and an aggregate market value of $1,530,000.	1,500,000	1,500,000
Repurchase Agreement dated 12/29/23 at 5.510%, due on 01/02/24 with a maturity value of $1,111,908; collateralized by various Common Stock with an aggregate market value of $1,236,945.	1,111,228	1,111,228
TD Prime Services LLC
Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $500,301; collateralized by various Common Stock with an aggregate market value of $551,431.	500,000	500,000
Repurchase Agreement dated 12/29/23 at 5.420%, due on 01/02/24 with a maturity value of $3,001,807; collateralized by various Common Stock with an aggregate market value of $3,304,283.	3,000,000	3,000,000

		80,947,774

Time Deposits—0.5%
DZ Bank AG (NY)
5.300%, 01/02/24	2,000,000	2,000,000
National Bank of Canada 5.370%, OBFR + 0.050%, 01/05/24 (d)	3,000,000	3,000,000

		5,000,000

Mutual Funds—3.9%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (e)	7,000,000	7,000,000
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (e)	5,000,000	5,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (e)	5,000,000	5,000,000
HSBC U.S. Government Money Market Fund, Class I 5.300% (e)	1,000,000	1,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.320% (e)	10,000,000	10,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.270% (e)	8,238,265	8,238,265

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
Western Asset Institutional Government Reserves Fund, Institutional Class 5.270% (e)	1,097,609	$1,097,609

		37,335,874

Total Securities Lending Reinvestments (Cost $136,260,073)		136,264,278

Total Investments—114.1% (Cost $964,388,300)		1,093,120,855
Other assets and liabilities (net)—(14.1)%		(135,106,127)

Net Assets—100.0%		$958,014,728

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $162,199,775 and the collateral received consisted of cash in the amount of $136,255,633 and non-cash collateral with a value of $31,605,346. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of December 31, 2023.

Glossary of Abbreviations

Index Abbreviations

(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$941,393,996	$—	$—	$941,393,996
Total Short-Term Investment*	—	15,462,581	—	15,462,581
Securities Lending Reinvestments
Certificates of Deposit	—	10,980,630	—	10,980,630
Commercial Paper	—	2,000,000	—	2,000,000
Repurchase Agreements	—	80,947,774	—	80,947,774
Time Deposits	—	5,000,000	—	5,000,000
Mutual Funds	37,335,874	—	—	37,335,874
Total Securities Lending Reinvestments	37,335,874	98,928,404	—	136,264,278
Total Investments	$978,729,870	$114,390,985	$—	$1,093,120,855

Collateral for Securities Loaned (Liability)	$—	$(136,255,633)	$—	$(136,255,633)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$1,093,120,855
Receivable for:
Investments sold	6,040,291
Fund shares sold	33,007
Dividends and interest	1,557,042
Prepaid expenses	3,358

Total Assets	1,100,754,553
Liabilities
Due to custodian	270,046
Collateral for securities loaned	136,255,633
Payables for:
Investments purchased	4,214,884
Fund shares redeemed	1,098,663
Accrued Expenses:
Management fees	446,300
Distribution and service fees	126,989
Deferred trustees’ fees	204,239
Other expenses	123,071

Total Liabilities	142,739,825

Net Assets	$958,014,728

Net Assets Consist of:
Paid in surplus	$758,691,506
Distributable earnings (Accumulated losses)	199,323,222

Net Assets	$958,014,728

Net Assets
Class A	$341,581,454
Class B	593,594,818
Class E	22,838,456
Capital Shares Outstanding*
Class A	17,589,076
Class B	31,615,620
Class E	1,194,418
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.42
Class B	18.78
Class E	19.12

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $964,388,300.
(b)	Includes securities loaned at value of $162,199,775.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends (a)	$19,123,153
Interest	435,936
Securities lending income	303,367

Total investment income	19,862,456
Expenses
Management fees	6,065,584
Administration fees	49,745
Custodian and accounting fees	70,485
Distribution and service fees—Class B	1,468,513
Distribution and service fees—Class E	35,229
Audit and tax services	49,026
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	73,743
Insurance	8,688
Miscellaneous	17,747

Total expenses	7,931,563
Less management fee waiver	(859,319)
Less broker commission recapture	(28,301)

Net expenses	7,043,943

Net Investment Income	12,818,513

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	59,298,457
Net change in unrealized appreciation on investments	18,425,144

Net realized and unrealized gain (loss)	77,723,601

Net Increase (Decrease) in Net Assets From Operations	$90,542,114

(a)	Net of foreign withholding taxes of $24,077.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$12,818,513	$14,822,121
Net realized gain (loss)	59,298,457	106,408,330
Net change in unrealized appreciation (depreciation)	18,425,144	(152,242,659)

Increase (decrease) in net assets from operations	90,542,114	(31,012,208)

From Distributions to Shareholders
Class A	(42,151,825)	(43,956,119)
Class B	(75,808,695)	(87,416,160)
Class E	(3,011,744)	(3,581,036)

Total distributions	(120,972,264)	(134,953,315)

Increase (decrease) in net assets from capital share transactions	40,592,984	6,240,648

Total increase (decrease) in net assets	10,162,834	(159,724,875)

Net Assets
Beginning of period	947,851,894	1,107,576,769

End of period	$958,014,728	$947,851,894

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	1,598,535	$31,663,226	831,265	$17,615,480
Reinvestments	2,350,910	42,151,825	2,343,077	43,956,119
Redemptions	(1,990,462)	(38,126,659)	(2,304,113)	(49,131,473)

Net increase (decrease)	1,958,983	$35,688,392	870,229	$12,440,126

Class B
Sales	1,025,491	$19,417,827	1,569,288	$33,134,918
Reinvestments	4,366,860	75,808,695	4,792,553	87,416,160
Redemptions	(4,783,567)	(88,819,400)	(6,064,655)	(127,396,121)

Net increase (decrease)	608,784	$6,407,122	297,186	$(6,845,043)

Class E
Sales	17,256	$340,330	45,768	$1,038,241
Reinvestments	170,444	3,011,744	193,360	3,581,036
Redemptions	(257,001)	(4,854,604)	(187,825)	(3,973,712)

Net increase (decrease)	(69,301)	$(1,502,530)	51,303	$645,565

Increase (decrease) derived from capital shares transactions		$40,592,984		$6,240,648

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$20.18	$24.14	$19.00	$19.09	$15.46

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.29	0.35	0.40	0.28	0.28
Net realized and unrealized gain (loss)	1.55	(1.18)	5.65	0.90	4.17

Total income (loss) from investment operations	1.84	(0.83)	6.05	1.18	4.45

Less Distributions
Distributions from net investment income	(0.34)	(0.43)	(0.30)	(0.28)	(0.24)
Distributions from net realized capital gains	(2.26)	(2.70)	(0.61)	(0.99)	(0.58)

Total distributions	(2.60)	(3.13)	(0.91)	(1.27)	(0.82)

Net Asset Value, End of Period	$19.42	$20.18	$24.14	$19.00	$19.09

Total Return (%) (b)	10.20	(2.45)	32.13	7.87	29.35

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.69	0.68	0.68	0.70	0.69
Net ratio of expenses to average net assets (%) (c)	0.60	0.59	0.59	0.60	0.60
Ratio of net investment income (loss) to average net assets (%)	1.54	1.66	1.79	1.69	1.56
Portfolio turnover rate (%)	30	30	27	39	32
Net assets, end of period (in millions)	$341.6	$315.4	$356.4	$292.6	$293.0

	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$19.59	$23.52	$18.54	$18.65	$15.12

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.24	0.29	0.34	0.23	0.23
Net realized and unrealized gain (loss)	1.50	(1.15)	5.50	0.88	4.07

Total income (loss) from investment operations	1.74	(0.86)	5.84	1.11	4.30

Less Distributions
Distributions from net investment income	(0.29)	(0.37)	(0.25)	(0.23)	(0.19)
Distributions from net realized capital gains	(2.26)	(2.70)	(0.61)	(0.99)	(0.58)

Total distributions	(2.55)	(3.07)	(0.86)	(1.22)	(0.77)

Net Asset Value, End of Period	$18.78	$19.59	$23.52	$18.54	$18.65

Total Return (%) (b)	9.94	(2.70)	31.80	7.64	28.98

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	0.93	0.93	0.95	0.94
Net ratio of expenses to average net assets (%) (c)	0.85	0.84	0.84	0.85	0.85
Ratio of net investment income (loss) to average net assets (%)	1.28	1.41	1.53	1.43	1.31
Portfolio turnover rate (%)	30	30	27	39	32
Net assets, end of period (in millions)	$593.6	$607.3	$722.3	$661.1	$660.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$19.90	$23.85	$18.79	$18.89	$15.30

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.26	0.32	0.36	0.25	0.25
Net realized and unrealized gain (loss)	1.53	(1.17)	5.58	0.89	4.13

Total income (loss) from investment operations	1.79	(0.85)	5.94	1.14	4.38

Less Distributions
Distributions from net investment income	(0.31)	(0.40)	(0.27)	(0.25)	(0.21)
Distributions from net realized capital gains	(2.26)	(2.70)	(0.61)	(0.99)	(0.58)

Total distributions	(2.57)	(3.10)	(0.88)	(1.24)	(0.79)

Net Asset Value, End of Period	$19.12	$19.90	$23.85	$18.79	$18.89

Total Return (%) (b)	10.05	(2.62)	31.91	7.71	29.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.83	0.83	0.85	0.84
Net ratio of expenses to average net assets (%) (c)	0.75	0.74	0.74	0.75	0.75
Ratio of net investment income (loss) to average net assets (%)	1.38	1.51	1.63	1.53	1.41
Portfolio turnover rate (%)	30	30	27	39	32
Net assets, end of period (in millions)	$22.8	$25.2	$28.9	$24.9	$25.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Victory Sycamore Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in the ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates,

BHFTI-13

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

BHFTI-14

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2023, the Portfolio had a payment of $270,046 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value and such inputs would be considered Level 2 in the fair value hierarchy at December 31, 2023. The Portfolio’s average overdraft advances during the year ended December 31, 2023 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $15,462,581. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $80,947,774. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

BHFTI-15

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$278,258,882	$0	$348,478,723

BHFTI-16

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$6,065,584	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Victory Capital Management Inc. is compensated by Brighthouse Investment Advisers for providing subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024 to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.110%	First $200 million
0.080%	$200 million to $400 million
0.110%	$400 million to $500 million
0.085%	Over $500 million

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-17

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$964,859,810

Gross unrealized appreciation	153,915,405
Gross unrealized (depreciation)	(25,654,360)

Net unrealized appreciation (depreciation)	$128,261,045

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$14,323,240	$32,459,100	$106,649,024	$102,494,215	$120,972,264	$134,953,315

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$12,325,868	$58,940,550	$128,261,045	$—	$199,527,463

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-18

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Victory Sycamore Mid Cap Value Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Victory Sycamore Mid Cap Value Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-21

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-22

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-23

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Victory Sycamore Mid Cap Value Portfolio. The Board considered the following information in relation to the Advisory Agreement with the Adviser and Victory Capital Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board took into account that the Portfolio outperformed its benchmark, the Russell Midcap Value Index, for the one-, three-, and five-year periods ended October 31, 2023. The Board also noted the presence of certain management fee waivers in effect for the Portfolio.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that

BHFTI-24

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio’s contractual management fees were below the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-25

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Managed by Western Asset Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the twelve months ended December 31, 2023, the Class B shares of the Western Asset Management Government Income Portfolio returned 4.39%. The Portfolio’s benchmarks, the Bloomberg U.S. Government Bond Index¹ and the Custom Benchmark², returned 4.09% and 4.58%, respectively.

MARKET ENVIRONMENT / CONDITIONS

2023 was marked by market volatility, including a significant rise—and subsequent sharp fall – in United States Treasury (“UST”) yields as well as spread-tightening across spread sectors. The market digested shifting fundamental crosscurrents including continued U.S. economic resilience, moderating inflation and a data-dependent U.S. Federal Reserve (the “Fed”) outlook. During the first quarter of 2023, developments in the regional banking sector came to the forefront when Silicon Valley Bank and Signature Bank were shut down after the banks failed to stem deposit outflows, but contagion risks were mitigated when the Federal Deposit Insurance Corporation guaranteed uninsured deposits. Midway through the year, strong economic momentum, continued signs of labor market tightness and higher fed funds rate expectations from Federal Open Market Committee (“FOMC”) members revived a “higher-for-longer” fed funds narrative. Concerns over UST supply also put upward pressure on long-term yields with the 30- and 10-year yields surpassing the 5% mark for the first time since the global financial crisis. However, softer inflation readings ultimately set the stage for the Fed to slow the pace of rate hikes and ultimately hold the fed funds target rate range steady at 5.25% to 5.50% during the last three meetings of the year. The Fed’s December “dot plot” showed the median FOMC member was expecting 75 basis points in rate cuts during 2024. During the fourth quarter of 2023, optimism that the Fed might have succeeded in controlling inflation while averting an economic “hard landing”—coupled with the possibility of less restrictive policy rates next year—spurred UST yields to change course and plummet with the yield on the 10-year UST ultimately ending the year at 3.88%, close to where it began 2023.

PORTFOLIO REVIEW / PERIOD ENDING POSITIONING

For the twelve-month period ended December 31, 2023, the Western Asset Management Government Income Portfolio slightly underperformed its custom benchmark.

Over the twelve-month period, the main detractor from the Portfolio’s performance was its interest rate positioning, including both duration and yield curve. The Portfolio generally maintained a modest duration overweight throughout the year, which detracted from performance especially during the third quarter of the year as yields rose until falling during the fourth quarter. Yield curve positioning that was generally overweight the intermediate segment and underweight the front end and very long end had minimal impact on performance as yield curve movement was mixed. The Portfolio’s modest exposure to Treasury Inflation-Protected Securities was another detractor from performance as breakeven inflation rates fluctuated but ultimately ended lower during the reporting period.

The Portfolio’s overweight exposure to structured products had minimal impact on performance as structured product spreads fluctuated but in general ultimately tightened during the period.

During the reporting period, the most significant contributor to performance was the Portfolio’s overweight to Agency Debentures as spreads tightened, particularly during the first half of 2023. The second largest contributor to performance was the Portfolio’s Emerging Markets (“EM”) exposure as spreads for U.S. dollar-denominated EM bonds tightened. Finally, the Portfolio’s tactical underweight positioning in Agency Mortgage-Backed Securities (“MBS”) also contributed to performance, mainly due to favorable subsector selection, as spreads tightened during the period.

During the twelve-month period ended December 31, 2023, the Portfolio used interest rate futures to adjust its duration and yield curve exposure. The Portfolio also used Agency Debenture and Agency MBS derivatives to gain exposure to specific characteristics of

BHFTI-1

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Managed by Western Asset Management Company, LLC

Portfolio Manager Commentary*—(Continued)

those fixed-income sectors. The net impact of all derivative transactions on the Portfolio’s performance was modestly negative.

As of December 31, 2023, the Portfolio continued to be overweight duration and spread products. It was underweight both U.S. Treasurys and Agency MBS relative to the benchmark, while overweight Agency Debentures. The Portfolio also held small out-of-benchmark exposures to EM Debt and structured products (mainly in Commercial MBS).

Fredrick Marki

S. Kenneth Leech

Mark S. Lindbloom

Portfolio Managers

Western Asset Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Government Bond Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies, and quasi-federal corporations.

2 The Custom Benchmark is a blended benchmark comprised of the Bloomberg 5+ Year Treasury Index (40%), the Bloomberg U.S. MBS Index (35%), and the Bloomberg U.S. Agency Bond Index (25%)

BHFTI-2

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. GOVERNMENT BOND INDEX & THE CUSTOM BENCHMARK

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
Western Asset Management Government Income Portfolio
Class B	4.39	0.21	1.26
Bloomberg U.S. Government Bond Index	4.09	0.56	1.27
Custom Benchmark	4.58	0.39	1.61

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2023

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	56.2
Agency Mortgage-Backed Securities	33.2
Foreign Government	6.9
Non-Agency Mortgage-Backed Securities	0.2

BHFTI-3

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Government Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class B (a)	Actual	0.73%	$1,000.00	$1,023.50	$3.72
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—89.4% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—33.2%
Federal Home Loan Mortgage Corp.
1.500%, 05/01/41	1,701,722	$1,412,786
1.500%, 07/01/41	1,239,574	1,027,177
2.000%, 01/01/42	2,107,558	1,800,841
2.000%, 11/01/50	146,711	120,614
2.000%, 03/01/51	86,149	71,630
2.000%, 09/01/51	171,610	142,284
2.000%, 11/01/51	257,843	213,808
2.500%, 06/01/50	179,310	154,177
2.500%, 07/01/50	585,796	507,543
2.500%, 11/01/50	1,976,714	1,711,522
2.500%, 12/01/50	283,330	245,238
2.500%, 07/01/51	285,300	234,847
2.500%, 09/01/51	691,209	595,299
2.500%, 11/01/51	1,776,370	1,532,195
2.500%, 01/01/52	2,344,148	2,018,196
2.500%, 03/01/52	531,165	457,626
2.500%, 04/01/52	3,003,593	2,588,754
3.000%, 06/01/31	222,215	212,423
3.000%, 02/01/32	5,212	4,993
3.000%, 03/01/33	715,139	683,629
3.000%, 09/01/33	63,424	60,473
3.000%, 11/01/33	751,694	711,473
3.000%, 03/01/34	56,985	54,331
3.000%, 11/01/42	78,506	72,811
3.000%, 01/01/43	95,329	87,737
3.000%, 02/01/43	451,451	416,199
3.000%, 03/01/43	4,797,228	4,417,205
3.000%, 06/01/43	1,114,177	1,025,436
3.000%, 09/01/48	374,295	337,391
3.000%, 09/01/49	1,499,162	1,351,223
3.000%, 11/01/49	451,475	406,462
3.000%, 03/01/50	213,479	192,168
3.000%, 05/01/50	116,723	105,190
3.000%, 02/01/51	242,458	216,311
3.000%, 04/01/52	747,443	665,298
3.500%, 03/01/32	335,663	324,063
3.500%, 06/01/32	922,085	888,939
3.500%, 07/01/32	315,133	304,197
3.500%, 04/01/33	129,318	125,794
3.500%, 02/01/34	1,445,130	1,389,275
3.500%, 04/01/40	58,302	55,403
3.500%, 05/01/40	121,847	115,813
3.500%, 06/01/40	127,191	120,919
3.500%, 07/01/40	16,563	15,725
3.500%, 08/01/40	76,805	72,938
3.500%, 09/01/40	51,947	49,385
3.500%, 10/01/40	29,094	27,575
3.500%, 11/01/40	59,052	55,976
3.500%, 12/01/40	48,921	46,363
3.500%, 04/01/42	270,207	256,157
3.500%, 07/01/42	40,486	38,397
3.500%, 08/01/42	25,353	23,950
3.500%, 09/01/42	104,121	97,866
3.500%, 10/01/42	648,894	613,935
3.500%, 01/01/43	214,072	202,560

Agency Sponsored Mortgage-Backed—(Continued)
Federal Home Loan Mortgage Corp.
3.500%, 02/01/43	106,241	100,756
3.500%, 04/01/43	337,254	318,729
3.500%, 05/01/43	161,741	152,425
3.500%, 11/01/44	173,581	162,222
3.500%, 02/01/45	3,880	3,671
3.500%, 06/01/45	7,483	7,021
3.500%, 11/01/45	1,613,558	1,514,119
3.500%, 01/01/46	142,426	132,944
3.500%, 02/01/46	458,240	428,243
3.500%, 05/01/46	521,368	489,830
3.500%, 06/01/46	83,113	77,671
3.500%, 07/01/46	705,020	657,968
3.500%, 08/01/46	60,381	57,104
3.500%, 09/01/46	343,193	322,110
3.500%, 01/01/47	979,504	915,390
3.500%, 02/01/47	997,487	932,177
3.500%, 07/01/47	222,893	208,749
3.500%, 11/01/47	14,292	13,420
3.500%, 12/01/47	206,795	193,255
3.500%, 02/01/48	64,543	60,232
3.500%, 04/01/48	223,760	208,814
3.500%, 04/01/52	1,244,709	1,148,794
3.500%, 05/01/52	369,421	341,976
4.000%, 06/01/33	377,389	369,969
4.000%, 11/01/41	2,326	2,267
4.000%, 09/01/42	1,209,374	1,178,110
4.000%, 10/01/42	13,791	13,416
4.000%, 11/01/42	169,248	164,914
4.000%, 12/01/42	52,250	50,969
4.000%, 01/01/43	10,250	9,952
4.000%, 02/01/43	92,769	90,394
4.000%, 03/01/43	35,686	34,711
4.000%, 04/01/43	11,112	10,855
4.000%, 05/01/43	122,625	119,299
4.000%, 06/01/43	18,677	17,955
4.000%, 07/01/43	140,736	136,735
4.000%, 08/01/43	98,664	95,704
4.000%, 09/01/43	183,859	178,965
4.000%, 10/01/43	188,513	182,957
4.000%, 01/01/44	114,462	110,787
4.000%, 02/01/44	23,264	22,434
4.000%, 04/01/44	11,817	11,412
4.000%, 07/01/44	275,893	269,203
4.000%, 01/01/45	163,769	158,104
4.000%, 02/01/45	188,208	181,971
4.000%, 05/01/45	303,126	295,585
4.000%, 12/01/45	201,473	194,504
4.000%, 12/01/47	401,627	387,274
4.000%, 05/01/48	201,473	194,356
4.000%, 07/01/49	416,166	401,028
4.000%, 05/01/52	597,954	567,921
4.000%, 06/01/52	1,226,362	1,160,914
4.000%, 07/01/52	186,720	176,961
4.500%, 05/01/39	39,010	38,975
4.500%, 07/01/40	600,051	599,277

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Federal Home Loan Mortgage Corp.
4.500%, 09/01/40	308,770	$308,811
4.500%, 02/01/41	30,287	30,291
4.500%, 08/01/41	235,682	235,684
4.500%, 09/01/41	39,021	39,026
4.500%, 10/01/41	79,061	79,055
4.500%, 02/01/44	11,110	10,991
4.500%, 06/01/52	1,971,796	1,920,577
4.500%, 07/01/52	1,146,960	1,112,659
4.500%, 08/01/52	639,708	620,589
5.000%, 01/01/35	72,309	73,580
5.000%, 05/01/35	32,234	32,802
5.000%, 07/01/35	416,244	423,566
5.000%, 11/01/35	529,684	539,020
5.000%, 06/01/41	708,667	720,755
5.000%, 07/01/41	89,822	91,109
5.000%, 06/01/52	91,158	90,245
5.000%, 07/01/52	813,393	805,748
5.213%, 1Y RFUCCT + 1.910%, 05/01/41 (a)	17,100	17,541
5.255%, 1Y RFUCCT + 1.880%, 04/01/41 (a)	2,317	2,290
5.500%, 03/01/34	471,619	486,322
5.500%, 07/01/35	303,829	313,299
5.568%, 1Y RFUCCT + 1.910%, 05/01/41 (a)	19,008	19,538
5.700%, 1Y RFUCCT + 1.910%, 06/01/41 (a)	16,567	17,034
5.731%, 1Y RFUCCT + 1.915%, 10/01/42 (a)	35,354	36,320
5.891%, 1Y RFUCCT + 1.750%, 12/01/40 (a)	215,660	220,557
6.000%, 01/01/24	36	36
6.000%, 1Y RFUCCT + 1.750%, 09/01/41 (a)	84,995	86,853
6.130%, 1Y RFUCCT + 1.880%, 09/01/41 (a)	8,085	8,146
6.130%, 1Y RFUCCT + 1.880%, 10/01/41 (a)	89,020	89,254
6.160%, 1Y RFUCCT + 1.910%, 06/01/41 (a)	6,067	6,059
6.500%, 02/01/53	1,312,555	1,349,482
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
0.171%, 10/25/33 (a) (b)	15,000,000	274,955
0.532%, 10/25/31 (a) (b)	6,092,993	197,963
0.865%, 10/25/35 (a) (b)	15,722,285	1,063,682
1.036%, 10/25/30 (a) (b)	5,455,589	292,901
3.750%, 11/25/29	153,814	150,175
3.750%, 11/25/32	1,000,000	959,417
3.990%, 05/25/33 (a)	3,650,000	3,556,750
Federal Home Loan Mortgage Corp. REMICS
1.750%, 06/15/42	67,828	62,527
2.000%, 03/25/51 (b)	975,324	131,378
3.500%, 11/15/31	573,940	558,147
4.000%, 01/15/41	4,244,747	4,066,323
4.500%, 02/15/41	8,633	8,525
5.000%, 10/15/34	119,489	119,793
5.000%, 12/15/37	45,985	45,385
5.000%, 03/15/41	221,932	223,706
5.000%, 04/15/41	766,736	773,600
5.000%, 05/15/41	1,103,548	1,116,084
5.500%, 05/15/34	690,110	690,836
5.500%, 11/15/36	270,396	269,411
5.500%, 06/15/41	1,625,140	1,674,378
5.853%, SOFR30A + 0.514%, 03/15/34 (a)	122,061	121,624
6.353%, SOFR30A + 1.014%, 02/15/33 (a)	64,265	65,205

Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
2.000%, 07/01/41	517,422	443,178
2.000%, 11/01/41	2,180,462	1,874,886
2.000%, 08/01/50	226,884	187,102
2.000%, 10/01/50	216,262	178,060
2.000%, 01/01/51	160,912	132,476
2.000%, 02/01/51	530,435	436,025
2.000%, 03/01/51	80,335	66,766
2.000%, 04/01/51	2,982,781	2,448,919
2.000%, 08/01/51	1,542,437	1,271,265
2.000%, 10/01/51	95,159	79,139
2.000%, 01/01/52	616,624	508,767
2.000%, 02/01/52	970,725	803,301
2.000%, 03/01/52	1,666,984	1,385,636
2.500%, 04/01/42	4,786,358	4,223,197
2.500%, 06/01/50	605,313	521,242
2.500%, 09/01/50	435,675	373,292
2.500%, 10/01/50	2,998,727	2,576,111
2.500%, 11/01/50	503,992	434,957
2.500%, 01/01/51	458,394	396,152
2.500%, 02/01/51	145,967	125,414
2.500%, 03/01/51	256,510	218,826
2.500%, 04/01/51	232,258	200,670
2.500%, 05/01/51	532,517	446,296
2.500%, 06/01/51	152,144	131,298
2.500%, 07/01/51	80,714	69,986
2.500%, 09/01/51	418,181	360,259
2.500%, 10/01/51	245,543	211,279
2.500%, 11/01/51	666,751	576,685
2.500%, 12/01/51	4,662,170	4,006,838
2.500%, 01/01/52	274,251	225,813
2.500%, 02/01/52	878,167	756,782
2.500%, 03/01/52	603,329	518,498
2.500%, 04/01/52	355,287	305,722
2.500%, 09/01/61	527,748	437,028
3.000%, 08/01/27	23,314	22,619
3.000%, 10/01/27	35,346	34,286
3.000%, 11/01/27	11,470	11,122
3.000%, 12/01/27	20,490	19,861
3.000%, 01/01/28	20,278	19,641
3.000%, 02/01/28	16,073	15,568
3.000%, 03/01/28	19,917	19,289
3.000%, 04/01/28	15,754	15,253
3.000%, 05/01/28	21,898	21,196
3.000%, 06/01/28	19,660	19,021
3.000%, 07/01/28	21,090	20,409
3.000%, 08/01/28	23,648	22,879
3.000%, 09/01/28	25,434	24,600
3.000%, 01/01/29	18,114	17,267
3.000%, 03/01/29	31,215	30,143
3.000%, 06/01/32	42,333	40,491
3.000%, 10/01/32	4,433	4,234
3.000%, 02/01/33	1,619,154	1,544,977
3.000%, 03/01/33	214,177	204,456
3.000%, 04/01/33	167,435	159,836
3.000%, 05/01/33	79,135	75,347

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
3.000%, 06/01/33	34,530	$32,876
3.000%, 07/01/33	168,730	160,891
3.000%, 08/01/33	710,644	676,625
3.000%, 10/01/33	171,348	163,147
3.000%, 11/01/33	104,708	99,695
3.000%, 12/01/33	56,723	54,007
3.000%, 01/01/34	53,164	50,620
3.000%, 02/01/34	86,201	82,075
3.000%, 03/01/34	221,983	210,538
3.000%, 05/01/34	109,036	103,414
3.000%, 05/01/42	5,930,708	5,443,443
3.000%, 09/01/42	844,252	779,781
3.000%, 10/01/42	530,946	490,422
3.000%, 11/01/42	1,253,659	1,152,235
3.000%, 06/01/43	123,490	113,496
3.000%, 07/01/43	272,394	250,348
3.000%, 10/01/43	267,331	245,718
3.000%, 01/01/45	244,540	224,772
3.000%, 08/01/46	124,829	113,689
3.000%, 09/01/46	374,866	341,452
3.000%, 10/01/46	158,052	143,456
3.000%, 11/01/48	649,549	593,558
3.000%, 09/01/49	537,742	482,580
3.000%, 11/01/49	128,574	115,106
3.000%, 02/01/50	566,132	509,406
3.000%, 03/01/50	501,952	449,061
3.000%, 04/01/50	791,755	711,846
3.000%, 08/01/50	271,184	242,533
3.000%, 11/01/50	409,524	369,548
3.000%, 05/01/51	159,538	142,587
3.000%, 06/01/51	439,194	395,312
3.000%, 09/01/51	542,677	483,346
3.000%, 10/01/51	1,367,021	1,220,481
3.000%, 11/01/51	1,496,517	1,340,490
3.000%, 12/01/51	78,688	70,501
3.000%, 01/01/52	585,500	528,183
3.000%, 03/01/52	85,158	77,057
3.000%, 04/01/52	443,060	392,034
3.500%, 07/01/32	935,065	901,333
3.500%, 09/01/32	848,445	817,356
3.500%, 01/01/34	655,138	629,302
3.500%, 11/01/42	1,222,128	1,146,614
3.500%, 11/01/46	188,549	178,261
3.500%, 07/01/47	895,118	835,394
3.500%, 12/01/47	2,253,512	2,111,587
3.500%, 11/01/48	95,053	88,772
3.500%, 06/01/49	260,255	242,886
3.500%, 08/01/50	61,304	57,163
3.500%, 05/01/51	185,495	171,552
3.500%, 07/01/51	1,266,875	1,178,445
3.500%, 12/01/51	168,050	154,998
3.500%, 01/01/52	345,084	320,213
3.500%, 03/01/52	519,605	482,483
3.500%, 04/01/52	1,317,485	1,215,387
3.500%, 05/01/52	1,702,885	1,573,863

Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
3.500%, 10/01/56	1,127,631	1,036,899
4.000%, 11/01/31	371,004	363,144
4.000%, 08/01/32	308,464	301,917
4.000%, 10/01/39	40,227	39,231
4.000%, 11/01/40	1,062,972	1,036,619
4.000%, 01/01/42	124,950	121,724
4.000%, 04/01/42	171,383	166,760
4.000%, 09/01/42	842,001	819,735
4.000%, 10/01/42	99,297	96,590
4.000%, 11/01/42	110,516	107,501
4.000%, 06/01/43	113,947	109,933
4.000%, 08/01/43	170,417	165,454
4.000%, 09/01/43	727,084	706,333
4.000%, 10/01/43	117,666	114,457
4.000%, 02/01/44	43,684	42,493
4.000%, 04/01/44	56,450	54,870
4.000%, 02/01/45	58,216	56,124
4.000%, 06/01/45	28,994	28,216
4.000%, 12/01/45	448,574	432,456
4.000%, 03/01/46	32,497	31,329
4.000%, 05/01/46	21,183	20,402
4.000%, 09/01/47	8,399	8,137
4.000%, 05/01/48	357,771	344,580
4.000%, 10/01/48	683,056	655,828
4.000%, 05/01/52	92,331	88,136
4.000%, 06/01/52	1,636,208	1,557,492
4.000%, 07/01/52	1,977,110	1,870,987
4.304%, 1Y RFUCCT + 1.818%, 02/01/42 (a)	28,991	29,006
4.500%, 12/01/40	712,709	711,791
4.500%, 08/01/41	59,111	59,035
4.500%, 11/01/41	382,829	382,218
4.500%, 10/01/44	482,904	479,300
4.500%, 02/01/45	194,935	193,372
4.500%, 05/01/48	23,928	23,596
4.500%, 12/01/48	818,026	806,765
4.500%, 04/01/49	20,516	20,211
4.500%, 09/01/49	95,917	94,580
4.500%, 10/01/49	44,310	43,683
4.500%, 01/01/50	190,967	190,583
4.500%, 07/01/52	2,298,854	2,231,329
4.500%, 08/01/58	105,204	102,467
5.000%, 04/01/41	7,139	7,216
5.000%, 06/01/41	18,424	18,596
5.000%, 08/01/41	9,646	9,750
5.000%, 08/01/48	44,183	44,395
5.000%, 02/01/53	95,741	94,841
5.144%, 1Y RFUCCT + 1.700%, 06/01/42 (a)	15,219	15,530
5.500%, 12/01/39	203,270	208,819
5.500%, 04/01/40	209,185	215,437
5.500%, 06/01/40	22,882	23,566
5.500%, 05/01/41	82,666	85,136
5.500%, 06/01/41	146,524	150,898
5.500%, 07/01/41	150,419	154,916
5.500%, 12/01/41	283,090	291,545
5.500%, 02/01/42	605,624	623,722

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Federal National Mortgage Association
5.500%, 05/01/44	162,646	$167,505
6.000%, 10/01/34	50,615	52,785
6.000%, 09/01/37	11,112	11,608
6.000%, 10/01/37	134,643	140,647
6.000%, 01/01/38	136,041	142,109
6.000%, 03/01/38	50,142	52,719
6.000%, 07/01/38	24,758	25,837
6.000%, 01/01/40	135,268	141,183
6.000%, 05/01/40	189,461	197,890
6.000%, 07/01/41	703,126	734,408
6.000%, 01/01/42	11,905	12,381
6.050%, 1Y RFUCCT + 1.800%, 07/01/41 (a)	18,502	18,915
6.068%, 1Y RFUCCT + 1.818%, 09/01/41 (a)	6,071	6,108
6.080%, 1Y RFUCCT + 1.830%, 10/01/41 (a)	5,005	5,006
6.500%, 07/01/32	32,039	33,495
6.500%, 12/01/32	9,416	9,835
6.500%, 07/01/35	10,935	11,320
6.500%, 12/01/35	94,720	98,662
6.500%, 08/01/36	161,350	166,828
6.500%, 08/01/39	560,880	580,425
6.703%, 02/01/39	34,927	35,844
Federal National Mortgage Association Grantor Trust 2.898%, 06/25/27	6,077,691	5,750,880
Federal National Mortgage Association Interest STRIPS 2.000%, 03/25/50 (b)	830,321	98,937
Federal National Mortgage Association REMICS
1.098%, -1x SOFR30A + 6.436%, 06/25/41 (a) (b)	17,419	183
1.750%, 06/25/42	90,216	81,925
1.750%, 01/25/43	79,828	72,738
2.000%, 10/25/50 (b)	1,885,708	229,925
2.500%, 07/25/50 (b)	780,025	98,408
3.000%, 05/25/46	1,574,870	1,490,286
4.250%, 03/25/42	821,734	791,276
4.500%, 12/25/40	53,628	52,225
4.750%, 01/25/41	197,607	194,022
5.000%, 12/25/34	98,233	98,378
5.000%, 03/25/35	79,586	79,714
5.000%, 08/25/39	131,361	131,576
5.000%, 02/25/41	84,279	82,652
5.500%, 06/25/35	7,214	7,164
5.500%, 08/25/35	413,103	411,729
6.000%, 06/25/45 (b)	213,799	30,818
6.372%, SOFR30A + 1.034%, 03/25/36 (a)	141,860	143,857
6.382%, SOFR30A + 1.044%, 06/25/36 (a)	201,642	204,507
Government National Mortgage Association
2.000%, 02/20/51	355,567	301,153
2.000%, 11/20/51	170,525	144,269
2.500%, 12/20/50	218,694	188,702
2.500%, 02/20/51	494,843	432,921
2.500%, 03/20/51	662,738	579,572
2.500%, 04/20/51	69,763	61,067
3.000%, 05/15/42	183,696	167,649
3.000%, 12/20/42	481,759	440,986
3.000%, 03/20/43	455,802	414,407
3.000%, 04/15/43	62,493	57,017

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association
3.000%, 05/15/43	43,218	39,378
3.000%, 01/15/45	24,011	21,581
3.000%, 02/15/45	33,197	29,795
3.000%, 03/15/45	186,514	167,479
3.000%, 05/15/45	12,454	11,182
3.000%, 06/15/45	18,193	16,484
3.000%, 07/15/45	100,254	89,984
3.000%, 01/20/48	589,911	541,050
3.000%, 09/20/51	3,802,287	3,443,748
3.000%, 04/20/52	81,881	72,459
3.500%, 11/15/41	114,158	107,846
3.500%, 02/15/42	89,525	84,558
3.500%, 03/15/42	123,596	116,755
3.500%, 05/15/42	265,697	250,937
3.500%, 06/15/42	171,267	161,767
3.500%, 12/20/42	146,788	139,378
3.500%, 05/20/46	706,282	664,406
3.500%, 06/20/46	1,817,217	1,710,190
3.500%, 11/20/47	115,652	108,894
3.500%, 10/20/48	395,578	372,270
3.500%, 05/15/50	160,003	149,925
3.500%, 02/20/52	175,094	162,955
3.500%, 04/20/52	180,904	168,362
3.500%, 06/20/52	91,305	83,846
4.000%, 09/20/39	45,433	44,532
4.000%, 09/15/40	605,613	587,694
4.000%, 10/15/40	37,408	36,515
4.000%, 10/20/40	6,313	6,187
4.000%, 11/20/40	438,400	429,703
4.000%, 03/15/41	351,912	343,304
4.000%, 06/15/41	13,126	12,804
4.000%, 09/15/41	66,611	64,981
4.000%, 10/15/41	277,958	270,534
4.000%, 10/20/41	572,353	560,997
4.000%, 11/15/41	91,198	88,967
4.000%, 11/20/41	219,889	215,526
4.000%, 12/15/41	256,694	250,126
4.000%, 01/15/42	9,136	8,913
4.000%, 02/15/42	13,109	12,724
4.000%, 03/15/42	83,816	81,656
4.000%, 04/20/42	286,894	281,199
4.000%, 06/20/42	21,709	21,144
4.000%, 11/15/42	9,431	9,200
4.000%, 01/15/43	35,883	34,651
4.000%, 10/20/44	499,182	488,504
4.000%, 11/20/44	499,869	485,783
4.000%, 12/20/44	28,905	28,269
4.000%, 08/20/46	86,061	83,130
4.000%, 08/20/48	82,630	79,496
4.000%, 03/15/50	31,753	30,524
4.000%, 03/20/50	29,520	28,879
4.000%, 04/20/50	241,659	232,149
4.500%, 08/15/39	548,268	546,431
4.500%, 02/20/40	48,897	48,942
4.500%, 06/15/40	155,403	154,829

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association
4.500%, 07/15/40	34,791	$34,571
4.500%, 09/20/40	5,235	5,233
4.500%, 03/15/41	209,165	207,952
4.500%, 04/15/41	17,187	17,067
4.500%, 08/20/48	429,779	424,698
4.500%, 09/20/48	292,384	288,913
4.500%, 10/20/48	414,204	409,266
4.500%, 01/20/49	63,551	62,783
4.500%, 03/20/50	87,856	86,772
5.000%, 03/15/39	22,808	23,007
5.000%, 07/15/39	45,342	45,797
5.000%, 08/15/39	37,192	37,315
5.000%, 09/15/39	27,252	27,668
5.000%, 04/15/40	14,323	14,525
5.000%, 08/15/40	66,843	66,864
5.000%, 04/15/41	42,643	42,721
5.000%, 09/15/41	29,559	29,784
5.470%, 08/20/59 (a)	327	313
5.500%, 10/15/39	6,677	6,749
5.500%, 03/20/53	2,889,970	2,911,241
5.500%, 04/20/53	194,473	195,904
6.000%, 06/15/36	315,499	326,579
Government National Mortgage Association REMICS
0.628%, -1x 1M TSFR + 5.986%, 07/20/41 (a) (b)	61,470	5,965
2.500%, 11/20/46	93,553	84,161
2.750%, 02/20/64	213,191	208,695
3.250%, 08/20/68	1,692,657	1,630,047
4.000%, 12/20/40	1,192,686	1,157,143
4.500%, 05/16/40	15,724	15,530
4.500%, 05/20/40 (b)	1,835	0
4.500%, 12/20/40	1,123,675	1,090,638
4.870%, 1M TSFR + 0.764%, 05/20/61 (a)	6,618	6,572
5.000%, 12/20/39	2,638,302	2,673,553
5.000%, 03/20/40	1,242,545	1,263,249
5.010%, 09/20/60 (a)	6,659	6,605
5.500%, 04/20/34	220,673	223,109
5.722%, 1M TSFR + 0.364%, 10/20/47 (a)	481,034	464,275
5.737%, 1M TSFR + 0.414%, 08/20/60 (a)	49,593	49,236
5.737%, 1M TSFR + 0.414%, 09/20/60 (a)	71,897	71,351
5.760%, 1Y H15 + 0.350%, 08/20/66 (a)	1,123,453	1,119,247
5.772%, 1M TSFR + 0.414%, 05/20/48 (a)	426,324	412,021
5.772%, 1M TSFR + 0.414%, 06/20/48 (a)	556,859	538,159
5.792%, 1M TSFR + 0.444%, 07/20/60 (a)	102,469	101,824
5.910%, 1Y H15 + 0.500%, 05/20/66 (a)	635,816	633,742
5.927%, 1M TSFR + 0.604%, 02/20/61 (a)	27,164	27,027
5.937%, 1M TSFR + 0.614%, 12/20/60 (a)	104,039	103,641
5.937%, 1M TSFR + 0.614%, 02/20/61 (a)	6,835	6,800
5.937%, 1M TSFR + 0.614%, 04/20/61 (a)	41,679	41,516
5.937%, 1M TSFR + 0.614%, 05/20/61 (a)	99,933	99,605
5.952%, 1M TSFR + 0.594%, 01/20/38 (a)	15,618	15,567
5.967%, 1M TSFR + 0.644%, 06/20/61 (a)	48,772	48,604
5.972%, 1M TSFR + 0.614%, 07/20/37 (a)	59,786	59,764
6.003%, 1M TSFR + 0.644%, 12/16/39 (a)	55,185	54,904
6.037%, 1M TSFR + 0.714%, 10/20/61 (a)	241,263	240,648
6.067%, 1M TSFR + 0.744%, 01/20/62 (a)	186,602	186,072

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association REMICS
6.067%, 1M TSFR + 0.744%, 03/20/62 (a)	201,427	200,681
6.073%, 1M TSFR + 0.714%, 11/16/39 (a)	92,373	92,222
6.137%, 1M TSFR + 0.814%, 11/20/61 (a)	185,158	184,883
6.137%, 1M TSFR + 0.814%, 01/20/62 (a)	204,768	204,434

		199,247,157

Federal Agencies—41.1%
Federal Farm Credit Banks Funding Corp.
1.300%, 05/13/30	20,000,000	16,846,530
1.600%, 07/15/30	10,000,000	8,441,155
1.980%, 07/13/38	19,515,000	14,440,381
3.700%, 03/24/42	10,000,000	8,247,720
4.375%, 03/03/33	8,400,000	8,446,753
5.480%, 06/27/42	2,000,000	1,958,962
Federal Home Loan Banks
2.125%, 09/14/29	6,000,000	5,427,902
2.250%, 03/04/36	5,000,000	3,856,300
Federal Home Loan Mortgage Corp.
Zero Coupon, 12/14/29	10,000,000	7,833,448
Zero Coupon, 09/15/36	10,000,000	5,727,480
Zero Coupon, 12/15/36	45,000,000	24,910,252
6.750%, 03/15/31	1,841,000	2,142,571
Federal Home Loan Mortgage Corp. STRIPS Zero Coupon, 07/15/32	17,100,000	11,816,729
Federal National Mortgage Association Zero Coupon, 11/15/30	10,000,000	7,444,166
Federal National Mortgage Association Principal STRIPS Zero Coupon, 05/15/30	40,000,000	30,662,505
Resolution Funding Corp. Interest STRIPS Zero Coupon, 07/15/29	7,500,000	5,898,069
Resolution Funding Corp. Principal STRIPS
Zero Coupon, 01/15/30	35,623,000	27,399,389
Zero Coupon, 04/15/30	35,000,000	26,653,411
Tennessee Valley Authority 2.875%, 09/15/24	4,050,000	3,989,451
Tennessee Valley Authority Interest STRIPS
Zero Coupon, 07/15/29	8,669,000	6,850,109
Zero Coupon, 01/15/34	12,669,000	8,090,434
U.S. Department of Housing & Urban Development 2.738%, 08/01/25	5,000,000	4,856,033
U.S. International Development Finance Corp. 1.110%, 05/15/29	4,714,286	4,306,587

		246,246,337

U.S. Treasury—15.1%
U.S. Treasury Bonds
2.875%, 05/15/52	27,100,000	21,576,258
3.000%, 05/15/45	9,800,000	8,085,000
3.000%, 02/15/48	17,500,000	14,260,449
3.625%, 02/15/44	27,000,000	24,740,859
3.625%, 05/15/53	2,590,000	2,394,536
4.750%, 02/15/41	5,000,000	5,405,664
4.750%, 11/15/53	1,760,000	1,973,675

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Inflation-Indexed Bonds
0.125%, 02/15/52 (c)	4,089,425	$2,503,987
0.250%, 02/15/50 (c)	5,385,330	3,506,938
U.S. Treasury Inflation-Indexed Notes 1.125%, 01/15/33 (c)	1,032,900	977,018
U.S. Treasury Notes 4.375%, 11/30/30	5,000,000	5,141,406

		90,565,790

Total U.S. Treasury & Government Agencies (Cost $610,865,431)		536,059,284

Foreign Government—6.9%

Sovereign—6.9%
Abu Dhabi Government International Bond 3.125%, 10/11/27 (144A)	2,860,000	2,744,799
Colombia Government International Bond 3.125%, 04/15/31	5,090,000	4,138,879
Hashemite Kingdom of Jordan Government AID Bond 3.000%, 06/30/25	10,389,000	10,044,608
Indonesia Government International Bond 4.750%, 02/11/29	4,410,000	4,441,581
Israel Government AID Bonds
5.500%, 04/26/24	1,900,000	1,899,228
5.500%, 09/18/33	5,000,000	5,491,304
Mexico Government International Bond 4.500%, 04/22/29 (d)	4,650,000	4,576,058
Peru Government International Bond 4.125%, 08/25/27 (d)	2,620,000	2,561,522
Poland Government International Bond 3.250%, 04/06/26	2,820,000	2,732,580
Qatar Government International Bond 4.000%, 03/14/29 (144A)	2,740,000	2,716,294

Total Foreign Government (Cost $45,408,734)		41,346,853

Mortgage-Backed Securities—0.2%

Collateralized Mortgage Obligations—0.2%
Seasoned Loans Structured Transaction
3.500%, 06/25/28	1,156,947	1,100,983

Total Mortgage-Backed Securities (Cost $1,148,207)		1,100,983

Short-Term Investment—3.2%
Security Description	Shares/ Principal Amount*	Value

Repurchase Agreement—3.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/29/23 at 2.500%, due on 01/02/24 with a maturity value of $19,068,161; collateralized by U.S. Treasury Notes with rates ranging from 2.500% - 4.625%, maturity 02/28/26 - 03/15/26, and an aggregate market value of $19,444,197	19,062,866	$19,062,866

Total Short-Term Investments (Cost $19,062,866)		19,062,866

Securities Lending Reinvestments (e)—0.3%

Repurchase Agreements—0.0%
Bank of Nova Scotia Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $100,061; collateralized by various Common Stock with an aggregate market value of $111,380.	100,000	100,000
Barclays Bank PLC Repurchase Agreement dated 12/29/23 at 5.450%, due on 01/02/24 with a maturity value of $17,361; collateralized by various Common Stock with an aggregate market value of $19,342.	17,350	17,350
Societe Generale Repurchase Agreement dated 12/29/23 at 5.330%, due on 01/02/24 with a maturity value of $131,123; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 4.750%, maturity dates ranging from 04/15/26 - 08/15/51, and an aggregate market value of $133,963.	131,045	131,045

		248,395

Mutual Funds—0.3%
Allspring Government Money Market Fund, Select Class 5.280% (f)	125,000	125,000
BlackRock Liquidity Funds FedFund, Institutional Shares 5.260% (f)	200,000	200,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.250% (f)	200,000	200,000
Fidelity Investments Money Market Government Portfolio, Class I 5.250% (f)	200,000	200,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.230% (f)	200,000	200,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.270% (f)	100,000	100,000
RBC U.S. Government Money Market Fund, Institutional Share 5.230% (f)	200,000	200,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.320% (f)	200,000	200,000

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2023

Securities Lending Reinvestments (e)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
STIT-Government & Agency Portfolio, Institutional Class 5.270% (f)	45,000	$45,000

		1,470,000

Total Securities Lending Reinvestments (Cost $1,718,395)		1,718,395

Total Investments— 100.0% (Cost $678,203,633)		599,288,381
Other assets and liabilities (net) — 0.0%		203,137

Net Assets — 100.0%		$599,491,518

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Interest only security.
(c)	Principal amount of security is adjusted for inflation.
(d)	All or a portion of the security was held on loan. As of December 31, 2023, the market value of securities loaned was $1,852,032 and the collateral received consisted of cash in the amount of $1,718,395 and non-cash collateral with a value of $203,040. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe- keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(e)	Represents investment of cash collateral received from securities on loan as of December 31, 2023.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2023.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2023, the market value of 144A securities was $5,461,093, which is 0.9% of net assets.

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Depreciation
U.S. Treasury Note 5 Year Futures	03/28/24	(130)	USD	(14,140,547)	$(298,537)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(RFUCCT)—	Refinitiv USD IBOR Consumer Cash Fallbacks Term
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(TSFR)—	Term Secured Overnight Financing Rate

Other Abbreviations

(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2023

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1- unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$536,059,284	$—	$536,059,284
Total Foreign Government*	—	41,346,853	—	41,346,853
Total Mortgage-Backed Securities*	—	1,100,983	—	1,100,983
Total Short-Term Investment*	—	19,062,866	—	19,062,866
Securities Lending Reinvestments
Repurchase Agreements	—	248,395	—	248,395
Mutual Funds	1,470,000	—	—	1,470,000
Total Securities Lending Reinvestments	1,470,000	248,395	—	1,718,395

Total Investments	$1,470,000	$597,818,381	$—	$599,288,381
Collateral for Securities Loaned (Liability)	$—	$(1,718,395)	$—	$(1,718,395)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(298,537)	$—	$—	$(298,537)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments at value (a) (b)	$599,288,381
Cash collateral for futures contracts	185,825
Receivable for:
Fund shares sold	952
Interest	2,733,707
Prepaid expenses	2,407

Total Assets	602,211,272
Liabilities
Collateral for securities loaned	1,718,395
Payables for:
Fund shares redeemed	359,628
Variation margin on futures contracts	11,124
Accrued Expenses:
Management fees	204,621
Distribution and service fees	126,026
Deferred trustees’ fees	166,396
Other expenses	133,564

Total Liabilities	2,719,754

Net Assets	$599,491,518

Net Assets Consist of:
Paid in surplus	$744,304,461
Distributable earnings (Accumulated losses)	(144,812,943)

Net Assets	$599,491,518

Net Assets
Class B	$599,491,518
Capital Shares Outstanding*
Class B	65,462,211
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.16

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $678,203,633.
(b)	Includes securities loaned at value of $1,852,032.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Interest	$18,642,920
Securities lending income	157,070

Total investment income	18,799,990
Expenses
Management fees	2,771,783
Administration fees	47,118
Custodian and accounting fees	137,197
Distribution and service fees—Class B	1,557,364
Audit and tax services	74,986
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	36,115
Insurance	6,107
Miscellaneous	21,547

Total expenses	4,745,020
Less management fee waiver	(250,031)

Net expenses	4,494,989

Net Investment Income	14,305,001

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(14,449,974)
Futures contracts	(2,457,820)

Net realized gain (loss)	(16,907,794)

Net change in unrealized appreciation (depreciation) on:
Investments	28,472,785
Futures contracts	(112,464)

Net change in unrealized appreciation (depreciation)	28,360,321

Net realized and unrealized gain (loss)	11,452,527

Net Increase (Decrease) in Net Assets From Operations	$25,757,528

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$14,305,001	$11,833,502
Net realized gain (loss)	(16,907,794)	(20,926,859)
Net change in unrealized appreciation (depreciation)	28,360,321	(112,641,425)

Increase (decrease) in net assets from operations	25,757,528	(121,734,782)

From Distributions to Shareholders
Class B	(16,529,526)	(16,627,143)

Total distributions	(16,529,526)	(16,627,143)

Increase (decrease) in net assets from capital share transactions	(58,653,616)	(73,668,619)

Total increase (decrease) in net assets	(49,425,614)	(212,030,544)

Net Assets
Beginning of period	648,917,132	860,947,676

End of period	$599,491,518	$648,917,132

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class B
Sales	3,407,925	$30,813,337	5,490,880	$53,263,338
Reinvestments	1,851,011	16,529,526	1,787,865	16,627,143
Redemptions	(11,850,883)	(105,996,479)	(14,837,453)	(143,559,100)

Net increase (decrease)	(6,591,947)	$(58,653,616)	(7,558,708)	$(73,668,619)

Increase (decrease) derived from capital shares transactions		$(58,653,616)		$(73,668,619)

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net Asset Value, Beginning of Period	$9.01	$10.81	$11.27	$10.72	$10.26

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21	0.16	0.10	0.13	0.20
Net realized and unrealized gain (loss)	0.18	(1.74)	(0.32)	0.69	0.55

Total income (loss) from investment operations	0.39	(1.58)	(0.22)	0.82	0.75

Less Distributions
Distributions from net investment income	(0.24)	(0.22)	(0.24)	(0.27)	(0.29)

Total distributions	(0.24)	(0.22)	(0.24)	(0.27)	(0.29)

Net Asset Value, End of Period	$9.16	$9.01	$10.81	$11.27	$10.72

Total Return (%) (b)	4.39	(14.68)	(1.97)	7.68	7.49

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	0.74	0.73	0.72	0.73
Net ratio of expenses to average net assets (%) (c)	0.72	0.70	0.69	0.69	0.70
Ratio of net investment income (loss) to average net assets (%)	2.30	1.61	0.90	1.13	1.92
Portfolio turnover rate (%)	23 (d)	64 (d)	35 (d)	75 (d)	196 (d)
Net assets, end of period (in millions)	$599.5	$648.9	$860.9	$1,013.3	$930.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 20%, 36%, 30%, 57%, and 114% for the years ended December 31, 2023, 2022, 2021, 2020, and 2019, respectively.

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management Government Income Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded over-the-counter (“OTC”) are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are

BHFTI-16

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees”) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from

BHFTI-17

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in

BHFTI-18

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At December 31, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $19,062,866. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $248,395. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Foreign Government in the Portfolio’s Schedule of Investments as of December 31, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at

BHFTI-19

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2023 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized depreciation on futures contracts (a)	$298,537

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(2,457,820)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(112,464)

For the year ended December 31, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$19,500,906
Futures contracts short	(22,779,056)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTI-20

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: LIBOR was the offered rate at which major international banks could obtain wholesale, unsecured funding. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. Alternative reference rates to LIBOR have been established in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. The full impact of the transition on the Portfolio, the financial instruments in which the Portfolio invests and financial markets more generally cannot yet be fully determined.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$141,284,543	$0	$216,426,446	$7,608,585

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2023 were as follows:

Purchases	Sales
$21,165,418	$23,427,545

BHFTI-21

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2023	% per annum	Average Daily Net Assets
$2,771,783	0.520%	First $100 million
	0.440%	$100 million to $500 million
	0.400%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Brighthouse Funds Trust II that are managed by the Subadviser.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.015%	$100 million to $500 million
0.010%	$1 billion to $2 billion
0.030%	Over $2 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are included in the amount shown as a management fee waiver in the Statement of Operations.

Additionally, for the period May 1, 2023 to April 30, 2024, Brighthouse Investment Advisers has contractually agreed to waive a portion of its management fee in an amount equal to the difference, if any, between (a) the subadvisory fee payable by the Adviser to the Subadviser calculated based solely on the assets of the Portfolio and (b) the subadvisory fee payable by the Adviser to the Subadviser calculated using the fee rate that would apply to the combined net assets of the Portfolio and those of the Western Asset Management U.S. Government Portfolio, a series of the Brighthouse Funds Trust II, also subadvised by the Subdviser. An identical agreement was in place for the period ended April 29, 2022 to April 30, 2023. Amounts waived for the year ended December 31, 2023 are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of

BHFTI-22

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$681,071,283

Gross unrealized appreciation	1,131,702
Gross unrealized (depreciation)	(82,914,604)

Net unrealized appreciation (depreciation)	$(81,782,902)

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$16,529,526	$16,627,143	$—	$—	$16,529,526	$16,627,143

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$17,088,245	$—	$(81,782,902)	$(79,951,889)	$(144,646,546)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had accumulated short-term capital losses of $16,005,906 and accumulated long-term capital losses of $63,945,983.

9. Recent Accounting Pronouncement & Regulatory Updates

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023. ASU 2022-03 is only applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date.

BHFTI-23

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-24

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the Western Asset Management Government Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Western Asset Management Government Income Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-25

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-26

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel-Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-27

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory and sub-sub-advisory agreements (each a “Sub-Advisory Agreement” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers and sub-sub-adviser (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser and Sub-Advisers had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser and each Sub-Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser and the Sub-Advisers and reports that the Adviser and Sub-Advisers had prepared specifically for the renewal process.

In considering the continuation of the Agreements, the Board also reviewed, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent, and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment services provided to and the performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent, and quality of the services provided by the Adviser and each Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent, and quality of the services provided by the Adviser. The Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. Finally, the Board considered the Adviser’s recommendation that it approve the renewal of each Sub-Advisory Agreement.

In approving the continuation of each Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information provided to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decisions. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent, and quality of the services that the Adviser and the Sub-Advisers, as relevant, provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers and, in particular, their investment programs and personnel, succession management of key personnel, trading practices, compliance programs and personnel, and risk management

BHFTI-28

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

programs, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also considered the systems and processes required by the Adviser to meet additional regulatory and compliance requirements resulting from U.S. Securities and Exchange Commission and other regulatory initiatives, including related to liquidity, valuation, and derivatives risk management. The Board considered information received from the Trusts’ Chief Compliance Officer regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act, and relevant aspects of the Adviser’s and Sub-Advisers’ compliance policies and procedures. The Board also noted that it was the practice of the Adviser’s investment, compliance, and legal staff to conduct periodic meetings (through various media) with the Sub-Advisers throughout the year in order to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser routinely prepare and present reports to the Board regarding those meetings. In addition, during the Meetings and throughout the year, the Board considered the expertise, experience, and performance of the personnel of the Adviser who performed the various services that are mentioned above.

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process, each Sub-Adviser’s overall organization and business plans and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include, among other things, the development and maintenance of an investment program for the applicable Portfolio, the selection of investments and the placement of orders for the purchase and sale of such assets, and the implementation of compliance controls related to the performance of these services. The Board considered, based on the information provided, each Sub-Adviser’s staffing with respect to the management of the Portfolio and other information relating to the Sub-Adviser’s business and operations. The Board also considered the Sub-Adviser’s overall resources and information with respect to any recent turnover of key personnel at the Sub-Adviser. The Board reviewed each Sub-Adviser’s investment experience, as well as information provided regarding the Sub-Adviser’s personnel who provide services to the Portfolios. The Board also considered, among other things, information about each Sub-Adviser’s compliance program, including regarding any compliance matters involving a Sub-Adviser that had been brought to the Board’s attention during the year, as well as the Adviser’s assessment of the financial condition of each Sub-Adviser.

Performance. The Board placed emphasis on the performance of each Portfolio in the context of the performance of the relevant markets in which the Portfolio invests. The Board considered the Adviser’s quarterly presentations to the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effects of market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing each Portfolio’s investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”), and the JDL Report. The Board also compared the performance of each Portfolio to that of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was provided. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports and considered the Adviser’s assessment of the same. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and the other funds in a Broadridge category (for example, with respect to investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser had been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board reviewed and considered the information in the JDL Report concerning fees and expenses. The Board also reviewed and considered the Broadridge report for each Portfolio, which included various comparisons of the Portfolio’s fees (at December 31, 2022 and various asset levels) and expenses with those of its peers, including, as applicable, a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). In particular, the Board reviewed comparisons of each Portfolio’s contractual management fees with its Expense Group and Sub-advised Expense Universe, contractual sub-adviser fees with its Sub-advised Expense Universe and Sub-advised Expense Group, and total expenses with its Expense Universe, Expense Group and Sub-advised Expense Universe. The Board considered that Broadridge selected the peer funds, which were funds underlying variable insurance products that Broadridge deemed to be comparable to the Portfolios. The Board considered that the fee and expense information in the Broadridge report for each Portfolio reflected information as of the Portfolio’s most recent fiscal year

BHFTI-29

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

end at the time the Broadridge report was issued and that historical asset levels may differ from current asset levels, particularly in a period of market volatility. In addition, the Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was provided.

The Board noted that the sub-advisory fees for the Portfolios are negotiated at arm’s length by the Adviser and are paid by the Adviser out of its advisory fees. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses or passing through the benefit of a subadvisory fee concession to a Portfolio, as applicable.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, to the extent provided, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability information, the Board recognized that expense allocation methodologies are inherently subjective and various methodologies may be reasonable while producing different results.

Economies of scale. The Board considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels, including breakpoints in the Advisory Agreements and any corresponding Sub-Advisory Agreement. The Board noted those Portfolios that did not have breakpoints in their advisory fees and considered management’s explanation of the same.

The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationships with the Trusts. Among the benefits realized by the Adviser, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to help compensate for the provision of shareholder services and distribution activities. The Board considered that a Sub-Adviser may engage in soft dollar transactions in managing a Portfolio. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers that may, from time to time, receive brokerage commissions from a Portfolio in connection with the sale of portfolio securities (subject to applicable best execution obligations). The Board also considered that a Sub-Adviser and its affiliates could benefit from the opportunity to provide advisory services to additional portfolios of the Trusts and overall reputational benefits.

The Board considered information from the Adviser and Sub-Advisers pertaining to potential conflicts of interest, and the manner in which any potential conflicts were mitigated. In its review, the Board considered information regarding various business relationships among the Adviser and its affiliates and various Sub-Advisers and their affiliates. The Board also considered information about services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities. The Board considered representations from the Adviser that such business relationships and any payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

* * * * *

Western Asset Management Government Income Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Western Asset Management Company, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2023. The Board further considered that the Portfolio underperformed its benchmark, the Bloomberg U.S. Government Bond Index, and its blended benchmark for the one-, three-, and five-year periods ended October 31, 2023. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to prevailing market conditions. The Board also noted the presence of certain management fee waivers in effect for the Portfolio. The Board further noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

BHFTI-30

Brighthouse Funds Trust I

Western Asset Management Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Sub-advised Expense Universe median and above the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Investment Classification/Morningstar Category selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-31

Brighthouse Funds Trust I

American Funds Growth Portfolio

For the year ended December 31, 2023, the American Funds Growth Portfolio had a return of 37.99% for Class C versus 26.29% for its benchmark, the S&P 500 Index1.

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) FOR THE YEAR ENDED DECEMBER 31, 2023

	1 Year	5 Year	10 Year
American Funds Growth Portfolio
Class C	37.99	18.29	13.99
S&P 500 Index	26.29	15.69	12.03

1 The Standard & Poor’s (“S&P”) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

BHFTI-1

Brighthouse Funds Trust I

American Funds Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2023 through December 31, 2023.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period** July 1, 2023 to December 31, 2023
Class C (a)	Actual	0.91%	$1,000.00	$1,106.90	$4.83
	Hypothetical*	0.91%	$1,000.00	$1,020.62	$4.63

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

BHFTI-2

Brighthouse Funds Trust I

American Funds Growth Portfolio

Schedule of Investments as of December 31, 2023

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds Growth Fund (Class 1) (a) (Cost $1,390,060,038)	16,800,783	$1,670,669,817

Total Investments—100.1% (Cost $1,390,060,038)		1,670,669,817
Other assets and liabilities (net)—(0.1)%		(1,005,604)

Net Assets—100.0%		$1,669,664,213

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of the Master Fund.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$1,670,669,817	$—	$—	$1,670,669,817
Total Investments	$1,670,669,817	$—	$—	$1,670,669,817

See accompanying notes to financial statements.

BHFTI-3

Brighthouse Funds Trust I

American Funds Growth Portfolio

Statement of Assets and Liabilities

December 31, 2023

Assets
Investments in Master Fund at value (a)	$1,670,669,817
Receivable for:
Investments in Master Fund sold	332,878
Fund shares sold	125,427
Prepaid expenses	5,812

Total Assets	1,671,133,934
Liabilities
Payables for:
Fund shares redeemed	458,305
Accrued Expenses:
Distribution and service fees	764,561
Deferred trustees’ fees	180,032
Other expenses	66,823

Total Liabilities	1,469,721

Net Assets	$1,669,664,213

Net Assets Consist of:
Paid in surplus	$1,253,095,383
Distributable earnings (Accumulated losses)	416,568,830

Net Assets	$1,669,664,213

Net Assets
Class C	$1,669,664,213
Capital Shares Outstanding*
Class C	166,242,105
Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$10.04

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments in Master Fund was $1,390,060,038.

Statement of Operations

Year Ended December 31, 2023

Investment Income
Dividends from Master Fund	$9,102,739

Total investment income	9,102,739
Expenses
Administration fees	30,250
Custodian and accounting fees	27,625
Distribution and service fees—Class C	8,430,558
Audit and tax services	35,076
Legal	46,583
Trustees’ fees and expenses	46,220
Shareholder reporting	39,148
Insurance	13,572
Miscellaneous	19,008

Total expenses	8,688,040

Net Investment Income	414,699

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments in Master Fund	49,470,390
Capital gain distributions from Master Fund	86,550,619

Net realized gain (loss)	136,021,009

Net change in unrealized appreciation on investments in Master Fund	358,031,013

Net realized and unrealized gain (loss)	494,052,022

Net Increase (Decrease) in Net Assets From Operations	$494,466,721

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

American Funds Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$414,699	$482,723
Net realized gain (loss)	136,021,009	233,269,403
Net change in unrealized appreciation (depreciation)	358,031,013	(815,312,325)

Increase (decrease) in net assets from operations	494,466,721	(581,560,199)

From Distributions to Shareholders
Class C	(233,701,351)	(326,438,089)

Total distributions	(233,701,351)	(326,438,089)

Increase (decrease) in net assets from capital share transactions	30,484,330	375,418,850

Total increase (decrease) in net assets	291,249,700	(532,579,438)

Net Assets
Beginning of period	1,378,414,513	1,910,993,951

End of period	$1,669,664,213	$1,378,414,513

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class C
Sales	6,367,801	$58,836,189	16,560,652	$183,959,065
Reinvestments	26,258,579	233,701,351	37,738,507	326,438,089
Redemptions	(28,175,959)	(262,053,210)	(12,472,421)	(134,978,304)

Net increase (decrease)	4,450,421	$30,484,330	41,826,738	$375,418,850

Increase (decrease) derived from capital shares transactions		$30,484,330		$375,418,850

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Growth Portfolio

Financial Highlights

Selected per share data
	Class C
	Year Ended December 31,
	2023	2022	2021	2020		2019
Net Asset Value, Beginning of Period	$8.52	$15.93	$14.12	$10.58		$9.59

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00 (b)	0.00 (b)	(0.02)	(0.00	)(b)	0.04
Net realized and unrealized gain (loss)	3.05	(4.76)	2.95	4.92		2.62

Total income (loss) from investment operations	3.05	(4.76)	2.93	4.92		2.66

Less Distributions
Distributions from net investment income	(0.16)	(0.07)	0.00	(0.10)		(0.05)
Distributions from net realized capital gains	(1.37)	(2.58)	(1.12)	(1.28)		(1.62)

Total distributions	(1.53)	(2.65)	(1.12)	(1.38)		(1.67)

Net Asset Value, End of Period	$10.04	$8.52	$15.93	$14.12		$10.58

Total Return (%) (c)	37.99	(30.16)	21.62	51.63		30.34

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.57	0.56	0.56	0.57		0.57
Ratio of net investment income (loss) to average net assets (%)	0.03	0.03	(0.10)	(0.01)		0.42
Portfolio turnover rate (%)	7	4	13	5		9
Net assets, end of period (in millions)	$1,669.7	$1,378.4	$1,911.0	$1,741.7		$1,329.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Master Fund in which the Portfolio invests.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2023

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-four series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class C shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the American Funds Growth Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company , an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2023, the Portfolio owned approximately 4.2% of the Master Fund.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Master Fund are valued at its closing daily NAV. The NAV of the Portfolio is calculated based on the NAV of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist. For information about these risks, please refer to the Notes to Financial Statements for the Master Fund.

BHFTI-7

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

Additionally, the Portfolio’s prospectus includes a discussion of the principal risks of investing in the Master Fund in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investments in the Master Fund for the year ended December 31, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$102,408,200	$0	$218,550,342

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at the annual rate of 0.750% of average daily net assets.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class C, and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares, 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares, and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.55% of average daily net assets in the case of Class C shares, and 0.15% of average daily net assets in the case of Class E shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Master Fund

A summary of the Portfolio’s transactions in the securities of the Master Fund during the year ended December 31, 2023 is as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2023	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2023
American Funds Growth Fund (Class 1)	$1,379,310,556	$102,408,200	$(218,550,342)	$49,470,390	$358,031,013	$1,670,669,817	$86,550,619	$9,102,739	16,800,783

BHFTI-8

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2023—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$1,390,129,042

Gross unrealized appreciation	280,609,779
Gross unrealized (depreciation)	(69,004)

Net unrealized appreciation (depreciation)	$280,540,775

The tax character of distributions paid for the years ended December 31, 2023 and 2022 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2023	2022	2023	2022	2023	2022
$23,953,621	$8,515,776	$209,747,730	$317,922,313	$233,701,351	$326,438,089

As of December 31, 2023, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$403,977	$135,804,113	$280,540,775	$—	$416,748,865

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2023, the Portfolio had no accumulated capital losses.

9. Regulatory Updates

Effective January 24, 2023, the Securities and Exchange Commission adopted rule and form amendments that require open-end management investment companies to transmit concise and visually engaging annual and semiannual reports to shareholders that highlight certain information deemed by the SEC to be particularly important for investors. Certain other information, including financial statements, will no longer appear in shareholder reports but will, as required, be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Portfolio until its 2024 semiannual shareholder report.

BHFTI-9

Brighthouse Funds Trust I

American Funds Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust I and Shareholders of the American Funds Growth Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds Growth Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust I), as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2024

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTI-10

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“Trust I” and “Trust II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their ages and their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds Trust I and Brighthouse Funds Trust II, 11225 N. Community House Rd., Charolette, North Carolina 28277. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve, other than pursuant to the retirement policy adopted by the Independent Trustees. Trustees serve until their death, resignation, retirement or removal in accordance with Trust I’s and Trust II’s respective organizational documents and policies adopted by the Board of the Trust from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Trustees of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2016 to present).	73	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chair of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chair	Retired; Private Investor.	73	Trustee, Driehaus Mutual Funds (8 portfolios).**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Vice President and General Counsel, IHR Aerial Solutions, LLC; Until 2022, General Counsel, Illini Hi-Reach, Inc.; Until 2020, Shareholder in the law firm of Garfield & Merel, Ltd.	73	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Member, Pilgrim Funds, LLC (private equity fund).	73	Trustee, Vertical Capital Income Fund (closed-end fund);** Trustee, The Private Shares Fund (closed- end fund);** Until 2021, Director, Mid- Con Energy Partners, LP (energy);** Until 2020, Director, Gainsco, Inc. (auto insurance).**

BHFTI-11

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	73	Trustee, HSBC Funds (4 portfolios).**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Private Investor.	73	Trustee, First Eagle Credit Opportunities Fund;** Trustee and Chair of the Board of Trustees, First Eagle Global Opportunities Fund;** Director, Avid Technology, Inc;** Director, CRA International, Inc.**

Executive Officers of the Trusts

Name and Year of Birth	Position(s) Held with Registrants	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Thomas Watterson (1985)	Secretary, of Trust I and Trust II	From November 2023 (Trust I and Trust II) to present	Executive Vice President, Chief Legal Officer and Secretary, Brighthouse Investment Advisers, LLC (2023-Present); Managing Corporate Counsel, Brighthouse Financial Inc. (2023-present); Managing Counsel and Director, The Bank of New York Mellon Corporation (2019-2023); Counsel and Vice President, The Bank of New York Mellon Corporation (2016-2019).

Katie Hellmann (1980)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Compliance Officer, Brighthouse Investment Advisers, LLC (2023-present) and Head of Funds and Investments Compliance (2023-present). Deputy Chief Compliance Officer, Transamerica Asset Management (2022-2023). Leader and Senior Compliance Counsel—Funds Compliance, Edward Jones (2017-2022).

Rosemary Morgan (1983)	Anti-Money Laundering Officer, of Trust I and Trust II	From May 2023 (Trust I and Trust II) to present	Chief Privacy Officer, Leader of Compliance Programs and Assistant General Counsel, Brighthouse Financial, Inc. (2019-2022); Chief Privacy Officer, Head of Compliance Programs & Contracts Law, Brighthouse Financial, Inc. (2022-2023), Chief Compliance Officer and Associate General Counsel, Brighthouse Financial, Inc. (2023-present); Vice President and Chief Compliance Officer, Brighthouse Life Insurance Company (2023-present); Vice President and Chief Compliance Officer (2023-present), Brighthouse Life Insurance Company of NY; Vice President and Chief Compliance Officer (2023-present), New England Life Insurance Company.

Anna Koska (1981)	Vice President, of Trust I and Trust II	From June 2022 (Trust I and Trust II) to present	Vice President, Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2022-present); Director of Investment and Advisory Services, Brighthouse Investment Advisers, LLC (2019-2022); Senior Portfolio Analyst, Brighthouse Investment Advisers, LLC (2017-2019).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc. (“Brighthouse Financial”), an affiliate of BIA.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 44 Trust I Portfolios and 29 Trust II Portfolios.

BHFTI-12

Brighthouse Funds Trust I

American Funds Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At a meeting held on November 13-14, 2023 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”) for the annual contract renewal period from January 1, 2024 through December 31, 2024. The American Funds Growth Portfolio is a “feeder fund” that invests all of its assets in an American Funds Insurance Series “master fund,” and the Board, including a majority of the Independent Trustees, approved the renewal of the stand-by Advisory Agreement with the Adviser (the “Stand-by Agreement”) whereby the Adviser will manage the American Funds Growth Portfolio’s assets and receive a fee in the event the Portfolio no longer invests all of its assets in its master fund.

The Board met with personnel of the Adviser on September 28-29, 2023 (the “September Meeting”) for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements, including consideration to information that the Adviser had provided for the Board’s review at the request of the Independent Trustees. At the September Meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the September Meeting, the Independent Trustees requested additional information and clarifications that the Adviser addressed at the November Meeting (the September Meeting and the November Meeting are referred to collectively as, the “Meetings”). During the contract renewal process, and throughout the year, the Independent Trustees were advised by independent legal counsel, and they met with independent legal counsel in executive sessions outside of the presence of management on a number of occasions to discuss, among other things, the renewal of the Agreements.

In considering the continuation of the Agreements, the Board reviewed a variety of materials that were provided for the specific purpose of assisting the Board in the renewal process, along with various information and materials that were provided to and discussed with the Board throughout the year, at regularly scheduled meetings of the Board and its committees. In particular, information for each Portfolio included, but was not limited to, reports on investment performance, expenses, legal and compliance matters, and asset pricing. Information about the Adviser included, but was not limited to, reports on the business, operations, and performance of the Adviser.

In considering the continuation of the Agreements, the Board considered, among other things, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization, which set forth comparative performance and expense information for each Portfolio. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees, which examined the Broadridge reports for each Portfolio (“JDL Report”). The Independent Trustees met in executive session with representatives of JDL during the September Meeting to review the JDL Report.

At the Meetings, the Board, including a majority of the Independent Trustees, determined to approve the renewal of the Stand-by Agreement based upon the following factors: (i) its experience with the Adviser and the nature, extent and quality of services provided by the Adviser to the Trusts; and (ii) the investment performance of the American Funds Growth Portfolio. The Board further noted that because the Stand-by Agreement is not currently in effect: (i) the fees and expenses of the American Funds Growth Portfolio were not affected by the Stand-by Agreement; (ii) the Adviser’s profitability from the provision of investment management services under the Stand-by Agreement was not affected by the Stand-by Agreement; and (iii) economies of scale in the provision of asset management services by the Adviser were not implicated by the Stand-by Agreement. In approving the renewal of the Stand-by Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors.

BHFTI-13

American Funds Insurance Series® Annual report for the year ended December 31, 2023

Investing in global
companies for
the long term

The Securities and Exchange Commission has adopted new regulations that will change the content and design of annual and semi-annual shareholder reports beginning in July 2024. Certain types of information, including investment portfolio and financial statements, will not be included in the shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications from the fund electronically, you may update your mailing preferences with your financial intermediary or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

American Funds Insurance Series, by Capital Group, is the underlying investment vehicle for many variable annuities and insurance products. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the underlying funds in certain market conditions. Refer to the funds’ prospectuses and the Risk Factors section of this report for more information on these and other risks associated with investing in the funds.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	Fund reviews

Investment portfolios

50	Global Growth Fund

55	Global Small Capitalization Fund

62	Growth Fund

69	International Fund

74	New World Fund®

88	Washington Mutual Investors Fund

93	Capital World Growth and Income Fund®

101	Growth-Income Fund

107	International Growth and Income Fund

113	Capital Income Builder®

134	Asset Allocation Fund

166	American Funds® Global Balanced Fund

182	The Bond Fund of America®

218	Capital World Bond Fund®

239	American High-Income Trust®

258	American Funds Mortgage Fund®

266	Ultra-Short Bond Fund

268	U.S. Government Securities Fund®

280	Managed Risk Growth Fund

282	Managed Risk International Fund

284	Managed Risk Washington Mutual Investors Fund

286	Managed Risk Growth-Income Fund

288	Managed Risk Asset Allocation Fund

290	Financial statements

Fellow investors:

We are pleased to present the annual report for American Funds Insurance Series® for the year ended December 31, 2023.

Regarding the investment environment, global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI All Country World Index1, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

U.S. equities advanced amid economic growth, moderating inflation and a slowdown in the pace of U.S. Federal Reserve interest rate hikes. Despite market jitters over a major banking crisis in March/April, and wars in Ukraine and the Middle East, the S&P 500 Index2 climbed 26.29%. The information technology, consumer discretionary and communication services sectors led as growth stocks significantly outpaced value.

European stocks rallied as inflation declined from high levels, raising expectations that European Central Bank officials will begin cutting interest rates in 2024. Stock prices moved higher throughout the 20-member eurozone despite signs of weakening economic growth in most countries, including Germany and France, Europe’s largest economies. Overall, the MSCI Europe Index3 rose 19.89% for U.S. dollar-based investors and 14.30% in local currency terms.

Emerging markets stocks rose despite China’s slowing economy. Interest rate cuts in several developing countries as well as expected cuts in the U.S. helped returns, along with economic growth and U.S. dollar weakness. Overall, the MSCI Emerging Markets Index4 gained 9.83%.

Bonds markets also rebounded, rallying on expectations that the U.S. Federal Reserve, the European Central Bank and others are not only done with rate hikes but are planning rate cuts in 2024. Virtually all segments of the bond market generated strong returns in contrast to the severe downturn in 2022.

All market returns referenced in this report are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Country returns are based on MSCI indexes, which reflect reinvestment of distributions and dividends net of withholding taxes, except for the MSCI USA Index, which reflects dividends gross of withholding taxes. Source: MSCI.

[1]	Source: MSCI. MSCI ACWI is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. Results reflect dividends net of withholding taxes.
[2]	Source: S&P Dow Jones Indices LLC. S&P 500 Index is a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.
[3]	Source: MSCI. MSCI Europe Index is a free float-adjusted market capitalization-weighted index that is designed to measure results of more than 10 developed equity markets in Europe. Results reflect dividends net of withholding taxes.
[4]	Source: MSCI. MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results in the global emerging markets, consisting of more than 20 emerging market country indexes. Results reflect dividends net of withholding taxes.

Past results are not predictive of results in future periods.

American Funds Insurance Series	1

The U.S. Treasury yield curve5 steepened modestly as the two-year yield fell 18 basis points (bps) to end at 4.25% while the 10-year yield ended unchanged at 3.88%. All major U.S. fixed income sectors posted positive returns. The Bloomberg U.S. Aggregate Index6 advanced 5.53%. Corporate markets led U.S. bond returns for the year. The Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index7 and Bloomberg U.S. Corporate Investment Grade Index8 rose 13.44% and 8.52%, respectively. Both sectors benefited from narrowing spreads, 9 which fell 146 bps for high-yield bonds and 31 bps for investment-grade corporates.

In foreign exchange markets, the U.S. dollar fluctuated, and by year-end, had registered small to moderate declines against the euro, the British pound, the Brazilian real and most other currencies.

Looking ahead

The strong stock market returns of 2023, after a rough 2022, were a surprise to many. It is testimony to the power of factors such as interest rates and the economy, as well as prospects for individual stocks (for example, the potential positive impact of artificial intelligence), over the persistent negative headlines we read in the media. That is good news for investors like us, who focus on the long run.

Going forward into 2024, big questions remain. One question is certainly inflation and its impact on interest rates. From a starting point of 3% to 4%, many market participants expect U.S. inflation to soon drop into the 2% to 3% range and put downward pressure on interest rates. While that may happen, we would not be surprised to see inflation remain a bit more persistent than these expectations.

Another question is geopolitical risk. The market digested the ongoing conflicts in Ukraine and the Middle East with no real issues in 2023, but the possibility of further spread remains. We hope for peace but must prepare for any outcome.

A final question to mention is the U.S. election. Elections often have an impact on markets, and that’s especially true when the outcome is as uncertain as it is this year. It is currently difficult to handicap how many candidates will draw meaningful votes, much less predict the winner.

All in all, it is likely that stock markets in 2024 will not be as strong as they were in 2023, but that doesn’t mean investors should worry. Less positive does not mean negative, and that is especially true for returns in the long run. As investors, we (like you) know the value of holding companies that have good fundamentals and reasonable valuation, which can offer superior outcomes over time. We believe this is a successful long term investment strategy, one that we have employed since the inception of our firm.

We will continue to conduct world-class research and to utilize The Capital SystemTM of investment management. Armed with deep knowledge and aided by robust internal debate, our portfolio managers and investment analysts focus on their highest conviction ideas. This is the time-tested process we use to pursue favorable risk-adjusted returns for our shareholders. We thank you for your continued support of our efforts and look forward to reporting back to you in six months.

Sincerely,

Donald D. O’Neal
Co-President

Alan N. Berro
Co-President

February 12, 2024

[5]	Yield curves plot interest rates of bonds of equal credit and different maturities. They include normal, inverted and flat. Normal curves point to economic expansion, and downward-sloping curves point to economic recession. (Source: Investopedia.com.)
[6]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market.
[7]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index covers the universe of fixed-rate, non-investment-grade debt. The index limits the maximum exposure of any one issuer to 2%.
[8]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Corporate Investment Grade Index represents the universe of investment-grade, publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.
[9]	The difference in yield between a U.S. Treasury and a corporate bond of the same maturity is referred to as a credit spread, also known as a yield spread. Historically, spreads tend to narrow when the economy is doing well, and they tend to widen when the economy is doing poorly. (Source: Investopedia.com.)

Past results are not predictive of results in future periods.

2	American Funds Insurance Series

About the series

Unless otherwise indicated, American Funds Insurance Series investment results are for Class 1 shares (Class P1 shares for managed risk funds). Class 1A shares began operations on January 6, 2017. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Class 4 shares began operations on December 14, 2012. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include the deduction of additional annual expenses (0.25% for Class 1A shares, 0.25% for Class 2 shares, 0.18% for Class 3 shares and 0.50% for Class 4 shares).

The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information.

The investment adviser is currently waiving a portion of its management fee for Global Growth Fund, Global Small Capitalization Fund, New World Fund, Washington Mutual Investors Fund, Capital World Growth and Income Fund, International Growth and Income Fund, Capital Income Builder, American Funds Global Balanced Fund, The Bond Fund of America, American High-Income Trust, American Funds Mortgage Fund and U.S. Government Securities Fund. The waivers will be in effect through at least May 1, 2024. The waivers may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers, without which results would have been lower. Refer to the Financial Highlights tables in this report for details.

For the managed risk funds, the investment adviser is currently waiving a portion of its management fee equal to 0.05% of each fund’s net assets. In addition, the investment adviser is currently reimbursing a portion of other expenses for Managed Risk International Fund and Managed Risk Washington Mutual Investors Fund. The waivers and reimbursement will be in effect through at least May 1, 2024, unless modified or terminated by the series’ board. After that time, the investment adviser may elect to extend, modify or terminate the reimbursement. The waivers may only be modified or terminated with the approval of the series’ board. Applicable fund results shown reflect the waivers and reimbursement, without which results would have been lower. Refer to the Financial Highlights tables in this report for details.

The Managed Risk Growth Fund pursues its objective by investing in shares of American Funds Insurance Series® — Growth Fund and American Funds Insurance Series® — The Bond Fund of America. The Managed Risk International Fund pursues its objective by investing in shares of American Funds Insurance Series® — International Fund and American Funds Insurance Series® — The Bond Fund of America. The Managed Risk Washington Mutual Investors Fund pursues its objective by investing in shares of American Funds Insurance Series® — Washington Mutual Investors Fund and American Funds Insurance Series® — U.S. Government Securities Fund. The Managed Risk Growth-Income Fund pursues its objective by investing in shares of American Funds Insurance Series® — Growth-Income Fund and American Funds Insurance Series® — The Bond Fund of America. The Managed Risk Asset Allocation Fund pursues its objective by investing in shares of American Funds Insurance Series® — Asset Allocation Fund. The funds seek to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded futures. The benefit of the funds’ managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the funds’ results can be expected to lag those of the underlying fund.

Funds are listed in the report as follows: equity, balanced, fixed income and managed risk.

American Funds Insurance Series	3

Global Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Growth Fund increased 22.91% for the 12 months ended December 31, 2023, compared with a return of 22.20% in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI ACWI, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Within the fund, sector selection in the utilities and financials sectors were among the top contributors to relative returns.2 Larger-than-index positions in Novo Nordisk and Chipotle Mexican Grill were among the top individual contributors to the portfolio. Danish biopharmaceutical firm Novo Nordisk, an innovator in the treatment and management of diabetes and obesity, saw its shares rise on strong financial results and clinical trial outcomes. Meanwhile, Chipotle experienced double-digit revenue growth in 2023, driven by strong earnings and higher operating margin. On the downside, sector selection in health care and stock selection in information technology detracted from relative results. Smaller-than-benchmark weights in Apple and Amazon.com were among the top individual detractors.

On a geographic basis, stocks of companies domiciled in the United States and Denmark were among the top contributors to results, while stocks of companies based in Germany and Hong Kong were among the top detractors.

The fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products and services, and whose values are not yet fully reflected in their share prices.

4	American Funds Insurance Series

Global Growth Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20233

	1 year	5 years	10 years	Lifetime (since April 30, 1997)	Gross expense ratio	Net expense ratio

Class 1	22.91%	13.93%	9.85%	10.04%	0.52%	0.41%
Class 1A	22.60	13.65	9.58	9.77	0.77	0.66
Class 2	22.60	13.65	9.58	9.77	0.77	0.66
Class 4	22.29	13.36	9.30	9.51	1.02	0.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of a fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	5

Global Small Capitalization Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Global Small Capitalization Fund advanced 16.45% for the 12 months ended December 31, 2023. Its benchmark, the MSCI All Country World Small Cap Index,1 a free float-adjusted market capitalization-weighted index designed to measure equity market results of smaller capitalization companies in both developed and emerging markets, returned 16.84%.

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI All Country World Index, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Within the portfolio, stock selection within the financials sector contributed positively to relative returns.2 A larger-than-index investment in Draftkings was among the fund’s top individual contributors over the period. On the downside, stock selection within the information technology sector detracted from returns. Within individual securities, health care provider Insulet was a top detractor, as its stock lagged the broader market.

Geographically, investments in companies domiciled in the United States and India were overall additive to returns, while investments in those domiciled in Italy and China were detractors, overall.

Looking ahead, one thing that the portfolio managers know is that unexpected events will shape the market environment in 2024. That said, we also believe our robust global research will allow us to continue to identify attractive investment opportunities in companies with long-term potential. We thank you for the support you have shown for the fund thus far and we look forward to reporting back to you in another six months.

6	American Funds Insurance Series

Global Small Capitalization Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20233

	1 year	5 years	10 years	Lifetime (since April 30, 1998)	Gross expense ratio	Net expense ratio

Class 1	16.45%	8.57%	6.04%	8.70%	0.70%	0.66%
Class 1A	16.15	8.31	5.79	8.43	0.95	0.91
Class 2	16.17	8.31	5.78	8.43	0.95	0.91
Class 4	15.79	8.03	5.51	8.16	1.20	1.16

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of a fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	7

Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth Fund returned 38.81% for the 12 months ended December 31, 2023, compared with an increase of 26.29% in its benchmark index, S&P 500 Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities advanced amid strong economic growth, moderating inflation and a slowdown in the pace of U.S. Federal Reserve interest rate hikes despite market jitters over a major banking crisis and wars in Ukraine and the Middle East. The information technology, consumer discretionary and communication services sectors led as growth stocks significantly outpaced value. The Nasdaq Composite, a market capitalization-weighted index that is heavily weighted toward the technology sector, soared 43.42%.

Regarding the fund, stock selection within the communication services and industrials sectors were the top contributors to relative returns.2 A larger-than-benchmark position in Meta Platforms buoyed results as the company adopted a posture of cost cutting and operational efficiency that, when combined with strong user growth, drove near record-high revenue. On the downside, a lower-than-benchmark position in the information technology sector weighed on results and a smaller-than-benchmark position in NVIDIA detracted from returns.

Looking forward, the fund’s managers take an overall positive view of economic indicators for the coming year. Inflation has declined meaningfully, although it remains above the Federal Reserve’s target. Likewise, the Fed has paused its recent pattern of interest rate hikes and the U.S. economy has remained incredibly resilient throughout. Whether and when the pause will pivot to rate cuts is likely dependent on how quickly inflation reaches a level the central bank is comfortable with, but the idea of a soft landing seems far more realistic than a year ago. Regardless of the outcome, the managers will continue to focus on opportunities for long-term capital appreciation based on a time-tested investment approach in pursuit of superior returns for investors.

8	American Funds Insurance Series

Growth Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20233

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	38.81%	18.97%	14.64%	13.24%	0.34%
Class 1A	38.47	18.68	14.36	12.96	0.59
Class 2	38.49	18.68	14.36	12.96	0.59
Class 3	38.56	18.76	14.43	13.04	0.52
Class 4	38.13	18.38	14.07	12.68	0.84

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of a fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	9

International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Fund returned 16.12% for the 12 months ended December 31, 2023, compared with the 15.62% return of its benchmark index, MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.).

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI ACWI ex USA, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Within the portfolio, stock selection within the information technology and consumer discretionary sectors boosted relative returns.2 Within individual securities, a larger-than-index position in South Korean chipmaker SK Hynix was among the top individual contributors. On the downside, stock selection within the materials and financials sectors dragged on returns. A larger-than-index position in the Canadian mining and metals company, First Quantum Minerals, was a detractor.

The new year looks to continue current macroeconomic uncertainty and trends stemming from shifting monetary policies and geopolitical tensions around the world. Overall, the fund’s portfolio managers have a positive view of economic indicators for the coming year and, supported by our global research capabilities, believe they will continue to identify attractive investment opportunities in companies with long-term potential for investors.

10	American Funds Insurance Series

International Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20233

	1 year	5 years	10 years	Lifetime (since May 1, 1990)	Expense ratio

Class 1	16.12%	5.10%	3.67%	7.33%	0.53%
Class 1A	15.85	4.83	3.42	7.06	0.78
Class 2	15.84	4.83	3.41	7.06	0.78
Class 3	15.99	4.92	3.49	7.13	0.71
Class 4	15.56	4.58	3.15	6.80	1.03

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of a fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	11

New World Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

New World Fund returned 16.22% for the 12 months ended December 31, 2023. Its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), advanced 22.20%. The MSCI Emerging Markets (EM) Index,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global emerging markets (consisting of more than 20 emerging market country indexes), returned 9.83%.

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI ACWI, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Emerging markets stocks rose despite China’s slowing economy. Interest rate cuts in several developing countries as well as expected cuts in the U.S. helped returns, along with economic growth and U.S. dollar weakness.

Within the portfolio, stock selection in the health care and consumer staples sectors contributed to the fund’s relative returns.2 Danish biopharmaceutical firm Novo Nordisk was a top individual contributor, as its stock saw returns that outpaced the broader market. Online e-commerce firm MercadoLibre was also a positive contributor. On the downside, stock selection within the information technology sector dragged on relative returns. Among individual securities, smaller-than-benchmark positions in NVIDIA and Apple detracted from relative results.

The investment environment remains challenging, with a wide range of uncertainties affecting equity prices, including global shifts in monetary policy and elevated geopolitical tensions. The portfolio managers believe the fund’s flexibility in seeking investments in both the developed world and emerging markets will provide significant opportunities in these conditions. They remain confident that on-the-ground research, a cornerstone of their investment process, will provide highly differentiated investment insights leading to potentially superior outcomes over the long term.

12	American Funds Insurance Series

New World Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20233

	1 year	5 years	10 years	Lifetime (since June 17, 1999)	Gross expense ratio	Net expense ratio

Class 1	16.22%	8.90%	4.95%	7.79%	0.64%	0.57%
Class 1A	15.98	8.63	4.69	7.52	0.89	0.82
Class 2	15.99	8.64	4.69	7.52	0.89	0.82
Class 4	15.67	8.37	4.43	7.26	1.14	1.07

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of a fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	13

Washington Mutual Investors Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Washington Mutual Investors Fund returned 17.66% for the 12 months ended December 31, 2023. Its benchmark index, S&P 500 Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, advanced 26.29%.

U.S. equities advanced amid strong economic growth, moderating inflation and a slowdown in the pace of U.S. Federal Reserve interest rate hikes despite market jitters over a major banking crisis and wars in Ukraine and the Middle East. The information technology, consumer discretionary and communication services sectors led as growth stocks significantly outpaced value.

Regarding the fund, stock selection in the financials sector was one of the top contributors to relative returns.2 Among individual securities, a higher-than-benchmark position in Broadcom was a top contributor, as the stock outpaced the broader equity market. On the downside, security selections within the consumer discretionary sector weighed on returns. A lower-than-index position in Amazon.com weighed on relative returns as the stock outpaced the market overall.

Looking ahead, while the market has priced-in a soft landing, an inverted yield curve3 could signal a looming recession. Offsetting this view has been a string of low unemployment numbers that point to strength in the economy. In the meantime, the Fed appears to remain committed to lowering inflation by holding rates at higher levels for longer. In 2024, the fund’s portfolio managers will begin to get a clean read on the health of the consumer as pandemic-era stimulus and support wanes and the cumulative effects of monetary policy take hold. Those effects could portend higher volatility and more downside in the markets, or taming inflation and a downbeat economy could send stocks higher. Time will tell. Regardless of the outcome, we will continue to favor well-managed, high-quality companies that are capable of paying dividends in myriad economic environments. We remain optimistic that this focus, supported by our global research, will help us to identify attractive long-term investment opportunities.

14	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20234

	1 year	5 years	10 years	Lifetime (since July 5, 2001)	Gross expense ratio	Net expense ratio

Class 1	17.66%	12.90%	10.19%	7.42%	0.41%	0.27%
Class 1A	17.29	12.60	9.92	7.16	0.66	0.52
Class 2	17.29	12.60	9.91	7.15	0.66	0.52
Class 4	16.97	12.33	9.64	6.91	0.91	0.77

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Yield curves plot interest rates of bonds of equal credit and different maturities. They include normal, inverted and flat. Normal curves point to economic expansion, and downward-sloping curves point to economic recession. (Source: Investopedia.com.)
[4]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	15

Capital World Growth and Income Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital World Growth and Income Fund returned 21.22% for the 12 months ended December 31, 2023, compared with a 22.20% increase in its benchmark index, MSCI ACWI (All Country World Index),1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes.

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI ACWI, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Within the portfolio, stock selection within the industrials sector was a top contributor to relative returns.2 Results were also helped by holdings in Broadcom, which saw returns over the period that outpaced the broader market as falling interest rate expectations raised hopes of an overall improvement in global demand for electronics products. On the downside, the portfolio’s lower-than-benchmark position in NVIDIA and stock selection within the financials sector were among the top detractors to returns. The portfolio’s position in Vale, a Brazil-based mining company, also weighed on returns as shares fell amid faltering Chinese demand and worries on the strength of the country’s economic recovery together with mixed financial results.

On a geographical basis, stocks domiciled in the eurozone contributed the most to relative returns, while the portfolio’s holdings in Brazil were among the largest detractors from overall returns.

Looking ahead, the investment environment remains challenging, with a wide range of uncertainties affecting equity prices, including global shifts in monetary policy and elevated geopolitical tensions. The portfolio managers believe the fund’s flexibility in seeking investments around the world will provide significant opportunities in these conditions. They remain confident that on-the-ground research, a cornerstone of their investment process, will provide highly differentiated investment insights leading to potentially superior outcomes over the long term.

16	American Funds Insurance Series

Capital World Growth and Income Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20233

	1 year	5 years	10 years	Lifetime (since May 1, 2006)	Gross expense ratio	Net expense ratio

Class 1	21.22%	10.60%	7.90%	7.19%	0.51%	0.41%
Class 1A	20.87	10.33	7.65	6.93	0.76	0.66
Class 2	20.88	10.34	7.62	6.92	0.76	0.66
Class 4	20.65	10.07	7.36	6.67	1.01	0.91

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	17

Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Growth-Income Fund returned 26.47% for the 12 months ended December 31, 2023, compared with a return of 26.29% in its benchmark index, S&P 500 Index,1 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks.

U.S. equities advanced amid strong economic growth, moderating inflation and a slowdown in the pace of U.S. Federal Reserve interest rate hikes despite market jitters over a major banking crisis and wars in Ukraine and the Middle East. The information technology, consumer discretionary and communication services sectors led as growth stocks significantly outpaced value. A strong labor market and resilient consumer spending helped the U.S. economy avoid a recession, which once seemed inevitable, and inflation declined rapidly throughout the year.

Regarding the fund, investments within the health care and financials sectors were top contributors to the fund’s relative returns.2 Larger-than-benchmark positions in Broadcom and General Electric were top individual contributors, as these stocks outpaced the market overall. On the downside, sector selection in the information technology and consumer discretionary sectors dragged on portfolio returns. Smaller-than-benchmark positions in Apple and NVIDIA detracted.

Looking ahead, the fund’s managers take an overall positive view of economic indicators for the coming year. Inflation has declined meaningfully, although it remains above the Federal Reserve’s target. Likewise, the Fed has paused its recent pattern of interest rate hikes and the U.S. economy has remained incredibly resilient throughout. Whether and when the pause will pivot to rate cuts is likely dependent on how quickly inflation reaches a level the central bank is comfortable with, but the idea of a soft landing seems far more realistic than a year ago. As a result, portfolio managers believe the outlook is positive for corporate earnings to improve and for stocks to move higher as a result. They will continue to build positions in companies and stocks in which they see long-term value potential.

18	American Funds Insurance Series

Growth-Income Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20233

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	26.47%	13.65%	11.19%	11.38%	0.28%
Class 1A	26.12	13.36	10.92	11.10	0.53
Class 2	26.14	13.36	10.91	11.10	0.53
Class 3	26.23	13.44	10.99	11.18	0.46
Class 4	25.82	13.08	10.63	10.83	0.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	19

International Growth and Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

International Growth and Income Fund returned 16.08% for the 12 months ended December 31, 2023, compared with a return of 15.62% for its benchmark index, MSCI ACWI (All Country World Index) ex USA,1 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes excluding the U.S.).

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI ACWI ex USA, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Regarding the fund, stock selection within the industrials and information technology sectors were additive to relative results.2 Within individual securities, Danish biopharmaceutical firm Novo Nordisk was a top contributor due to returns that outpaced the broader market. On the downside, security selection within the financials and consumer staples sectors detracted from returns. Positions in British American Tobacco and China-based personal financial services provider Ping An Insurance were among the top individual detractors.

The new year looks to continue current macroeconomic uncertainty and trends stemming from shifting monetary policies and geopolitical tensions around the world. In this environment, the fund’s managers continue to focus on businesses they believe will provide good value over the long-term, as guided by the fundamental, global research that underpins investment decisions.

20	American Funds Insurance Series

International Growth and Income Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20233

	1 year	5 years	10 years	Lifetime (since November 18, 2008)	Expense ratio

Class 1	16.08%	6.38%	3.57%	7.49%	0.56%
Class 1A	15.92	6.13	3.33	7.24	0.81
Class 2	15.76	6.11	3.31	7.22	0.81
Class 4	15.66	5.86	3.06	6.98	1.06

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	21

Capital Income Builder®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital Income Builder, which invests in a mix of stocks and bonds, returned 9.28% for the 12 months ended December 31, 2023. During the same period, the index blend of 70%/30% MSCI ACWI (All Country World Index)/Bloomberg U.S. Aggregate Index1 advanced 17.06%. MSCI ACWI,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), returned 22.20%. The Bloomberg U.S. Aggregate Index,3 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 5.53%.

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI ACWI, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Bond markets also rebounded, rallying on expectations that the U.S. Federal Reserve, the European Central Bank and others are not only done with rate hikes but planning rate cuts in 2024. Virtually all segments of the bond market generated strong returns in contrast to the severe 2022 downturn.

In the equity portfolio, stock selection in the financials sector was a top contributor to relative returns.4 On the downside, a smaller-than-benchmark position in the information technology sector was among the largest detractors from returns.

Sector and security selection was additive to relative returns overall in the fund’s fixed income portfolio, while duration and curve positioning detracted.

While the likelihood of recession may have diminished for now, the fund’s managers are mindful that downside risks remain prevalent. Slowing growth, softening labor markets, rising geopolitical tensions and the 2024 U.S. presidential election all have the potential to impact markets. The managers are cautious about weakening economic activity as the Fed has aggressively raised interest rates and continues to reduce its balance sheet. The fund is well-positioned to use its geographic flexibility to pursue dividend-paying investment opportunities around the world. Fund managers will continue to adhere to the fund’s two primary objectives, which are (1) to seek to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The fund’s secondary objective is to provide growth of capital. This approach may have the potential to generate equity-like returns with relatively less volatility than global markets. The fund’s managers remain optimistic about the companies with growing dividends that were selected for this portfolio through fundamental, bottom-up security selection.

22	American Funds Insurance Series

Capital Income Builder® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20235

	1 year	5 years	Lifetime (since May 1, 2014)	Gross expense ratio	Net expense ratio

Class 1	9.28%	7.72%	4.83%	0.41%	0.28%
Class 1A	9.01	7.46	4.58	0.66	0.53
Class 2	9.01	7.47	4.63	0.66	0.53
Class 4	8.75	7.18	4.31	0.91	0.78

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Data sources: MSCI and Bloomberg Index Services Ltd. 70%/30% MSCI ACWI/Bloomberg U.S. Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Its result assumes the blend is rebalanced monthly.
[2]	Source: MSCI. The MSCI index result reflects dividends net of withholding taxes and reinvestment of distributions.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[5]	Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	23

Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Asset Allocation Fund, which is a mix of stocks and bonds, returned 14.55% for the 12 months ended December 31, 2023. During the same period, the index blend of 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index1 advanced 17.67%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, climbed 26.29%, while the Bloomberg U.S. Aggregate Index,3 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 5.53%.

U.S. equities advanced amid strong economic growth, moderating inflation and a slowdown in the pace of U.S. Federal Reserve interest rate hikes despite market jitters over a major banking crisis and wars in Ukraine and the Middle East. The information technology, consumer discretionary and communication services sectors led as growth stocks significantly outpaced value.

Bond markets also rebounded, rallying on expectations that the U.S. Federal Reserve, the European Central Bank and others are not only done with rate hikes but planning rate cuts in 2024. Virtually all segments of the bond market generated strong returns in contrast to the severe 2022 downturn.

In the equity portfolio, investment selection within the energy and communication services sectors were among the top contributors to returns relative to the S&P 500 Index. Results were helped by holdings in Broadcom, which saw returns over the period that outpaced the broader equity market as falling interest rate expectations raised hopes of an overall improvement in global demand for electronics products. On the downside, a smaller-than-benchmark weight in the information technology sector and stock selection within the consumer discretionary sector weighed on relative returns. The portfolio’s lower-than-benchmark holding in Apple also detracted.

Overall, the fund’s fixed income investments were additive to returns relative to the Bloomberg U.S. Aggregate Index. Sector and security selection contributed positively to results, while duration4 and curve5 positioning detracted. Out-of-benchmark positions within U.S. Treasury Inflation-Protected Securities (TIPS) and high-yield bonds also added to returns. Derivatives, which are used as tools for implementing the portfolio’s duration, curve and credit positioning, detracted from results.

The growth outlook is more benign heading into 2024, but the fund’s managers remain cautious. In the wake of the strong stock market returns of 2023, stock markets may not be as strong in 2024. Fund managers remain focused on differentiating between companies whose fundamental outlook has changed versus those facing more transient issues, and where valuations are attractive. In addition, their portfolios are balanced across a broad array of cyclical and market exposures.

24	American Funds Insurance Series

Asset Allocation Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20236

	1 year	5 years	10 years	Lifetime (since August 1,1989)	Expense ratio

Class 1	14.55%	9.47%	7.51%	8.40%	0.30%
Class 1A	14.32	9.19	7.26	8.13	0.55
Class 2	14.27	9.20	7.25	8.13	0.55
Class 3	14.37	9.27	7.32	8.21	0.48
Class 4	14.02	8.92	6.98	7.87	0.80

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods. The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

[1]	Data sources: Bloomberg Index Services Ltd. and S&P Dow Jones Indices LLC. 60%/40% S&P 500 Index/Bloomberg U.S. Aggregate Index blends the S&P 500 with the Bloomberg U.S. Aggregate Index by weighting their total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Yield curves plot interest rates of bonds of equal credit and different maturities. They include normal, inverted and flat. Normal curves point to economic expansion, and downward-sloping curves point to economic recession. (Source: Investopedia.com.)
[5]	Duration measures a bond’s or fixed income portfolio’s price sensitivity to interest rate changes. Most often, when interest rates rise, the higher a bond’s duration, the more its price will fall. (Source: Investopedia.com.)
[6]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	25

American Funds® Global Balanced Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American Funds Global Balanced Fund returned 14.05% for the 12 months ended December 31, 2023. Over the same period, the fund’s index blend of 60%/40% MSCI ACWI (All Country World Index)/Bloomberg Global Aggregate Index1 rose 15.43%. MSCI ACWI,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes), returned 22.20%, while the Bloomberg Global Aggregate Index,3 a measure of global investment-grade bonds (rated BBB/Baa and above), returned 5.72%.

Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.

All sectors rose in the MSCI ACWI, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.

Bonds markets also rebounded, rallying on expectations that the U.S. Federal Reserve, the European Central Bank and others are not only done with rate hikes but planning rate cuts in 2024. Virtually all segments of the bond market generated strong returns in contrast to the severe 2022 downturn.

Within the equity portfolio of the fund, stock selection in the materials and energy sectors were among the top contributors to returns relative to the MSCI ACWI. Within individual securities, Broadcom was a top contributor due to returns that outpaced the global equity market. On the downside, stock selection within the financials sector weighed on returns. A lower-than-benchmark holding in Apple was a top detractor. The fund’s fixed income investments were additive to returns relative to the Bloomberg Global Aggregate Index. Duration4 positioning was the top contributor to relative returns, and overall sector selection was also positive. Security selection detracted modestly from relative returns.

Fund managers view the year ahead as having a combination of promising possibilities intertwined with lingering economic and geopolitical uncertainties. Encouragingly, some inflation data is suggestive of tempering price and cost pressures and, correspondingly, interest rates have also moderated from recent highs. Among stock sectors, fund managers continue to find attractive investment opportunities as renewable energy incentives and demographic changes are expected to aid growth. The fund’s fixed income portfolio’s positioning remains modestly cautious given the current geopolitical environment, but managers are confident in the opportunities available in bond markets that are now delivering meaningful income. As always, managers continue to focus on core principles of global research, individual security selection and bottom-up fundamental analysis to underpin investment decisions.

26	American Funds Insurance Series

American Funds® Global Balanced Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20235

	1 year	5 years	10 years	Lifetime (since May 2, 2011)	Gross expense ratio	Net expense ratio

Class 1	14.05%	7.69%	5.66%	5.90%	0.53%	0.52%
Class 1A	13.77	7.44	5.41	5.66	0.78	0.77
Class 2	13.83	7.44	5.40	5.64	0.78	0.77
Class 4	13.45	7.16	5.20	5.46	1.03	1.02

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods. The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

[1]	Data sources: MSCI and Bloomberg Index Services Ltd. The 60%/40% MSCI ACWI/Bloomberg Global Aggregate Index blends the MSCI ACWI (All Country World Index) with the Bloomberg Global Aggregate Index by weighting their cumulative total returns at 60% and 40%, respectively. Its result assumes the blend is rebalanced monthly.
[2]	Source: MSCI. The MSCI index results reflect dividends net of withholding taxes and reinvestment of distributions.
[3]	Source: Bloomberg Index Services Ltd.
[4]	Duration measures a bond’s or fixed income portfolio’s price sensitivity to interest rate changes. Most often, when interest rates rise, the higher a bond’s duration, the more its price will fall. (Source: Investopedia.com.)
[5]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	27

The Bond Fund of America®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The Bond Fund of America rose 5.21% for the 12 months ended December 31, 2023. The fund’s benchmark, Bloomberg U.S. Aggregate Index,1 which represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market, returned 5.53%.

U.S. bond markets exhibited great volatility in 2023. The U.S. 10-year Treasury yield started the year at 3.9%, fell to 3.3% in April, rose to 5.0% in October, and then rebounded strongly to end the year close to where it started at 3.9%. The shape of the U.S. yield curve2 was also quite volatile as the two-year to 10-year curve flattened multiple times to multi-decade-record inverted levels, then it steepened in the second half of the year to end the year modestly inverted by –37 basis points (bps). All major U.S. fixed income sectors posted positive total returns.

Over the period, sector selection was the largest contributor to results with the most significant returns coming from active positions in high yield, mortgage-backed securities (MBS), investment grade corporates and emerging markets. Security selection was also a modest contributor with the majority of gains coming from investments in the investment grade corporate, securitized credit and emerging market sectors.

On the downside, positioning for a steeper yield curve was the largest detractor from returns relative to the index as the modest steepening of the yield curve over the course of the year was not enough to overcome the negative income drag associated with the position. Duration3 positioning was also a modest detractor from relative returns over the period. Derivatives, which are used as tools for implementing the portfolio’s duration, curve and credit positioning, therefore also detracted from results.

While the market experienced great volatility in 2023, two broad themes remained in place – slowing economic growth and decelerating inflation. This should continue to lead to positive outcomes for both duration and credit, and may be magnified as managers expect significant allocations to core bond funds in 2024. While the likelihood of recession may have diminished for now, managers are mindful that downside risks remain prevalent. Managers are concentrating the fund’s duration position at the shorter end of the rate curve (two-year to seven-year), which should benefit from expected Fed cuts in 2024. Managers are underweighting the long end of the curve (10-year to 30-year), which is less likely to benefit from rate cuts and could be negatively affected by elevated U.S. Treasury issuance to fund sustained high government deficits.

As valuations for risky assets like corporate bonds continue to move higher, managers will continue to harvest gains where possible and reinvest in higher-quality sectors and securities like AAA structured credit and agency MBS that have similar upside potential but should be more resilient if an unexpected shock emerges in 2024. In addition, managers expect that research-driven security selection will be an important contributor to results over the course of the year.

28	American Funds Insurance Series

The Bond Fund of America® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20234

	1 year	5 years	10 years	Lifetime (since January 2, 1996)	Gross expense ratio	Net expense ratio

Class 1	5.21%	2.14%	2.33%	4.09%	0.38%	0.23%
Class 1A	4.89	1.87	2.08	3.83	0.63	0.48
Class 2	5.02	1.89	2.08	3.83	0.63	0.48
Class 4	4.72	1.62	1.83	3.57	0.88	0.73

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Yield curves plot interest rates of bonds of equal credit and different maturities. They include normal, inverted and flat. Normal curves point to economic expansion, and downward-sloping curves point to economic recession. (Source: Investopedia.com.)
[3]	Duration measures a bond’s or fixed income portfolio’s price sensitivity to interest rate changes. Most often, when interest rates rise, the higher a bond’s duration, the more its price will fall. (Source: Investopedia.com.)
[4]	Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	29

Capital World Bond Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Capital World Bond Fund rose 6.39% for the 12 months ended December 31, 2023. The fund’s benchmark, the Bloomberg Global Aggregate Index,1 which measures global investment-grade bonds (rated BBB/Baa and above), returned 5.72%.

Bonds markets rebounded in 2023, rallying on expectations that the U.S. Federal Reserve, the European Central Bank and others are not only done with rate hikes but planning rate cuts in 2024. Virtually all segments of the bond market generated strong returns in contrast to the severe 2022 downturn.

Over the period, the largest contributions to the fund’s relative returns2 were duration3 positioning and sector selection, with a modest boost from security selection. Overall currency positioning was a modest detractor from comparative returns, due to the impact of currency hedging. An off-benchmark allocation to Brazilian sovereign bonds contributed meaningfully to relative returns, as did greater-than-benchmark holdings in Mexican and German sovereign bonds. On the downside, less-than-benchmark allocations to uniform mortgage-backed securities and U.S. Treasuries detracted from relative results.

Looking ahead, slowing inflation across many countries should allow global rates to move lower over the medium term. The fund’s managers believe U.S. economic growth may persist at a slower pace, while economic outcomes across other parts of the developed world may be more mixed. The outlook for emerging markets is reasonably constructive, supported by the somewhat unexpected dovish tilt by the Fed in late 2023. Many economies are headed into an election cycle in 2024, which could lead to an increase in the potential for policy direction changes as well as an uptick in market volatility. The overall uncertainty of the macro backdrop combined with somewhat tight valuations across credit sectors leads the fund’s managers to prefer modestly cautious positioning in the portfolio.

30	American Funds Insurance Series

Capital World Bond Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20234

	1 year	5 years	10 years	Lifetime (since October 4, 2006)	Expense ratio

Class 1	6.39%	–0.07%	0.62%	2.63%	0.48%
Class 1A	6.11	–0.33	0.38	2.38	0.73
Class 2[5]	6.14	–0.33	0.36	2.37	0.73
Class 4	5.89	–0.56	0.12	2.14	0.98

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[3]	Duration measures a bond’s or fixed income portfolio’s price sensitivity to interest rate changes. Most often, when interest rates rise, the higher a bond’s duration, the more its price will fall. (Source: Investopedia.com.)
[4]	Periods greater than one year are annualized.
[5]	Capital World Bond Fund Class 2 shares were first sold on November 6, 2006. Results prior to that date are hypothetical based on Class 1 share results adjusted for estimated additional annual expenses of 0.25%.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	31

American High-Income Trust®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American High-Income Trust rose 12.69% for the 12 months ended December 31, 2023. In comparison, the fund’s benchmark, the Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index,1 which measures fixed-rate non-investment-grade bonds (rated BB/Ba and below) and limits the exposure of an issuer to 2%, returned 13.44%.

U.S. bond markets rebounded strongly. The U.S. Treasury yield curve2 steepened modestly as the two-year yield fell 18 bps to end at 4.25% while the 10-year yield ended unchanged at 3.88%. All major U.S. fixed income sectors posted positive returns.

At a high level, while overall security selection detracted from the fund’s relative returns3 over the period, investments within the energy and communications sectors contributed positively to relative results. On the downside, security selection within the cyclical and non-cyclical consumer goods sectors detracted from relative results.

With high-yield bond yields close to their long-term average, markets now reflect the somewhat higher inflation expectations and higher real interest rates that emerged over the last year. The substantial yield increases across fixed income markets over the last two years provides a more attractive forward return outlook, and although yields may continue to adjust to higher levels, the potential for higher or lower yields is now more balanced. The fund’s managers continue to seek attractive opportunities within the high yield market that appropriately compensate for the underlying investment risks.

32	American Funds Insurance Series

American High-Income Trust® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20234

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Gross expense ratio	Net expense ratio

Class 1	12.69%	6.36%	4.67%	8.27%	0.44%	0.32%
Class 1A	12.40	6.09	4.42	8.00	0.69	0.57
Class 2	12.45	6.09	4.41	8.00	0.69	0.57
Class 3	12.54	6.17	4.48	8.08	0.62	0.50
Class 4	12.18	5.84	4.15	7.74	0.94	0.82

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Yield curves plot interest rates of bonds of equal credit and different maturities. They include normal, inverted and flat. Normal curves point to economic expansion, and downward-sloping curves point to economic recession. (Source: Investopedia.com.)
[3]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[4]	Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	33

American Funds Mortgage Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

American Funds Mortgage Fund returned 4.03% for the 12 months ended December 31, 2023. Its benchmark index, Bloomberg U.S. Mortgage-Backed Securities Index,1 which covers the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac, rose 5.05%.

U.S. bond markets rebounded strongly. The U.S. Treasury yield curve2 steepened modestly as the two-year yield fell 18 bps to end at 4.25% while the 10-year yield ended unchanged at 3.88%. All major U.S. fixed income sectors posted positive returns.

Regarding the fund, curve positioning weighed on results overall and sector and security selection only contributed modestly either positively or negatively to results. Derivatives, which are used as tools for implementing the portfolio’s duration3 and curve positioning, collectively detracted from results as U.S. Treasury futures were used to implement the fund’s curve exposure.

The fund’s focus remains on meeting its core objectives of providing current income and preserving invested capital. Managers are mindful of the fund’s correlation to equity and its use as a building block in investor portfolios. They are cautious about weakening economic activity as the U.S. Federal Reserve has aggressively raised interest rates and continues to reduce its balance sheet. The fund is positioned with the view that inflation will continue to come down rapidly toward the Fed’s target and that a contraction in growth is likely sometime in the next year.

34	American Funds Insurance Series

American Funds Mortgage Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20234

	1 year	5 years	10 years	Lifetime (since May 2, 2011)	Gross expense ratio	Net expense ratio

Class 1	4.03%	1.06%	1.74%	1.84%	0.40%	0.32%
Class 1A	3.72	0.80	1.49	1.58	0.65	0.57
Class 2	3.68	0.80	1.48	1.58	0.65	0.57
Class 4	3.51	0.57	1.24	1.38	0.90	0.82

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd.
[2]	Yield curves plot interest rates of bonds of equal credit and different maturities. They include normal, inverted and flat. Normal curves point to economic expansion, and downward-sloping curves point to economic recession. (Source: Investopedia.com.)
[3]	Duration measures a bond’s or fixed income portfolio’s price sensitivity to interest rate changes. Most often, when interest rates rise, the higher a bond’s duration, the more its price will fall. (Source: Investopedia.com.)
[4]	Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	35

Ultra-Short Bond Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

Ultra-Short Bond Fund returned 4.94% for the 12 months ended December 31, 2023, compared with a 5.19% rise in the Bloomberg Short-Term Government/Corporate Index,1 which consists of investment-grade (rated BBB/Baa and above), fixed-rate, publicly placed, dollar-denominated and non-convertible securities with remaining maturity from one up to (but not including) 12 months within either the government or corporate sector.

With a focus on capital preservation and liquidity, the fund continues to invest in a conservative manner, typically investing in both shorter duration2 and higher quality securities relative to the index. This approach benefited the fund during the first half of the year with the U.S. Federal Reserve raising its benchmark rate by 25 basis points four times through July. The benchmark rate remained unchanged for the rest of 2023.

Short-term interest rates are now at a 23-year high following 11 total hikes over the last two years. With inflation declining throughout the year and now close to the Fed’s target, market expectations indicate the Fed’s benchmark rate is at or near its peak, and rate cuts are a strong possibility for 2024.

36	American Funds Insurance Series

Ultra-Short Bond Fund (continued)

Total returns based on a $1,000 investment

For periods ended December 31, 20233

	1 year	5 years	10 years	Lifetime (since February 8, 1984)	Expense ratio

Class 1	4.94%	1.63%	1.00%	3.21%	0.31%
Class 1A	4.79	1.60	0.91	2.99	0.56
Class 2	4.64	1.37	0.74	2.95	0.56
Class 3	4.75	1.46	0.82	3.02	0.49
Class 4	4.44	1.12	0.53	2.71	0.81

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd. The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index.
[2]	Duration measures a bond’s or fixed income portfolio’s price sensitivity to interest rate changes. Most often, when interest rates rise, the higher a bond’s duration, the more its price will fall. (Source: Investopedia.com.)
[3]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

Commercial paper	78.0%
U.S. Treasury bills	17.3%
Federal agency bills & notes	8.2%
Other assets less liabilities	–3.5%
Total	100.0%

American Funds Insurance Series	37

U.S. Government Securities Fund®

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

U.S. Government Securities Fund returned 3.21% for the 12 months ended December 31, 2023. Its benchmark, the Bloomberg U.S. Government/Mortgage-Backed Securities Index,1 which covers obligations issued by the U.S. Treasury and U.S. government agencies, returned 4.45%.

U.S. bond markets rebounded strongly. The U.S. Treasury yield curve2 steepened modestly as the two-year yield fell 18 bps to end at 4.25% while the 10-year yield ended unchanged at 3.88%. All major U.S. fixed income sectors posted positive returns.

Regarding the fund, top contributors to returns relative to the benchmark were sector allocation decisions to mortgage-backed securities (MBS). On the downside, duration3 and curve positioning weighed on returns relative to the benchmark. Interest rate derivatives, which are used as tools for implementing the portfolio’s duration and curve positioning, collectively detracted from results.

Over the last two years, the U.S. Federal Reserve has tightened monetary policy considerably and the rate of inflation has come down rapidly. Going forward, it is more likely the Fed will ease its policy as inflation approaches its 2% target. So far, the Fed’s unwinding of massive monetary support has resulted in minimal disruptions to financial markets and the economy; however, we are more concerned about the outlook as the lagged impact of tighter monetary conditions on financial markets and the economy remain uncertain. The fund’s managers intend to use all the tools at their disposal to navigate these volatile markets as they seek to protect and grow shareholder assets over time.

38	American Funds Insurance Series

U.S. Government Securities Fund® (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20234

	1 year	5 years	10 years	Lifetime (since December 2, 1985)	Gross expense ratio	Net expense ratio

Class 1	3.21%	1.31%	1.78%	5.12%	0.33%	0.26%
Class 1A	2.88	1.04	1.54	4.86	0.58	0.51
Class 2	2.89	1.04	1.52	4.86	0.58	0.51
Class 3	3.00	1.12	1.60	4.93	0.51	0.44
Class 4	2.62	0.79	1.27	4.61	0.83	0.76

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited). Refer to the Financial Highlights table in this report for details.

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: Bloomberg Index Services Ltd. The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.
[2]	Yield curves plot interest rates of bonds of equal credit and different maturities. They include normal, inverted and flat. Normal curves point to economic expansion, and downward-sloping curves point to economic recession. (Source: Investopedia.com.)
[3]	Duration measures a bond’s or fixed income portfolio’s price sensitivity to interest rate changes. Most often, when interest rates rise, the higher a bond’s duration, the more its price will fall. (Source: Investopedia.com.)
[4]	Periods greater than one year are annualized.

Where the fund’s assets were invested as of December 31, 2023	Percent of net assets

American Funds Insurance Series	39

Managed Risk Growth Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund returned 23.77% for the 12 months ended December 31, 2023. S&P 500 Managed Risk Index – Moderate Aggressive1 advanced 18.69%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, returned 26.29%.

The fund pursues its objective by investing in shares of American Funds Insurance Series® – Growth Fund and American Funds Insurance Series® – The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth Fund’s investments within the communication services and industrials sectors were the top contributors to relative returns.3 The return of the underlying The Bond Fund of America detracted slightly from relative results versus its primary benchmark, the Bloomberg U.S. Aggregate Index.4 The managed risk strategy, which is designed to help the fund during periods of high volatility, detracted from returns overall, though it helped reduce the volatility relative to its underlying non-managed risk portfolio. Within the strategy, the equity future overlay was the largest detractor while the U.S. Treasury future and option overlays moderately detracted.

40	American Funds Insurance Series

Managed Risk Growth Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20235

	1 year	5 years	10 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	23.77%	11.26%	8.62%	9.48%	0.74%	0.69%
Class P2	23.50	10.98	8.30	9.18	0.99	0.94

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[4]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market.
[5]	Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	41

Managed Risk International Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund returned 6.36% for the 12 months ended December 31, 2023, compared to S&P EPAC Ex. Korea LargeMidCap Managed Risk Index – Moderate Aggressive,1 which advanced 13.29%. MSCI ACWI (All Country World Index) ex USA,2 a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets (consisting of more than 40 developed and emerging market country indexes, excluding the U.S.), returned 15.62%.

The fund pursues its objective by investing in shares of American Funds Insurance Series®– International Fund and American Funds Insurance Series®– The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

Within the underlying International Fund, stock selection within the information technology and consumer discretionary sectors boosted relative returns.3 On the downside, stock selection within the financials and materials sectors detracted from relative results. The managed risk strategy, which is designed to help the fund during periods of high volatility, detracted from returns overall, though it helped reduce the volatility relative to its underlying non-managed risk portfolio. Within the strategy, the equity future overlay was the largest detractor while the U.S. Treasury future and option overlays moderately detracted.

42	American Funds Insurance Series

Managed Risk International Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20234

	1 year	5 years	10 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	6.36%	1.04%	0.58%	1.37%	0.95%	0.85%
Class P2	6.22	0.79	0.24	1.03	1.20	1.10

The investment adviser is currently waiving a portion of its management fee. In addition, the investment adviser is currently reimbursing a portion of other expenses. This waiver and reimbursement will be in effect through at least May 1, 2024. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver and reimbursement, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: MSCI. The MSCI index result reflects reinvestment of distributions and dividends net of withholding taxes.
[3]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[4]	Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	43

Managed Risk Washington Mutual Investors Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund returned 10.04% for the 12 months ended December 31, 2023. S&P 500 Managed Risk Index – Moderate1 advanced 16.81%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, returned 26.29%.

The fund pursues its objective by investing in shares of American Funds Insurance Series® – Washington Mutual Investors Fund and American Funds Insurance Series® – U.S. Government Securities Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Washington Mutual Investors Fund’s security selection within the financials sector was one of the top contributors to relative returns.3 On the downside, security selections within the consumer discretionary sector weighed on returns. The managed risk strategy, which is designed to help the fund during periods of high volatility, detracted from returns overall, though it helped reduce the volatility relative to its underlying non-managed risk portfolio. Within the strategy, the equity future overlay was the largest detractor while the U.S. Treasury future and option overlays moderately detracted.

44	American Funds Insurance Series

Managed Risk Washington Mutual Investors Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20234

	1 year	5 years	10 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	10.04%	5.89%	5.08%	5.89%	0.69%	0.64%
Class P2	9.73	5.59	4.73	5.55	0.94	0.89

The investment adviser is currently waiving a portion of its management fee. In addition, the investment adviser is currently reimbursing a portion of other expenses. This waiver and reimbursement will be in effect through at least May 1, 2024. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[4]	Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	45

Managed Risk Growth-Income Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund returned 16.17% for the 12 months ended December 31, 2023, compared to the S&P 500 Managed Risk Index – Moderate,1 which advanced 16.81%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, returned 26.29%.

The fund pursues its objective by investing in shares of American Funds Insurance Series® – Growth-Income Fund and American Funds Insurance Series® – The Bond Fund of America while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Growth-Income Fund’s investments within the health care and financials sectors were the top contributors to relative returns.3 On the downside, sector selection in the information technology and consumer discretionary sectors weighed on relative results. The managed risk strategy, which is designed to help the fund during periods of high volatility, detracted from returns overall, though it helped reduce the volatility relative to its underlying non-managed risk portfolio. Within the strategy, the equity future overlay was the largest detractor while the U.S. Treasury future and option overlays moderately detracted.

46	American Funds Insurance Series

Managed Risk Growth-Income Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20234

	1 year	5 years	10 years	Lifetime (since May 1, 2013)	Gross expense ratio	Net expense ratio

Class P1	16.17%	7.86%	6.46%	7.54%	0.67%	0.62%
Class P2	15.90	7.60	6.15	7.24	0.92	0.87

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[4]	Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	47

Managed Risk Asset Allocation Fund

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com/afis. For information about your insurance contract and month-end results, go to the website of the company that issued your contract.

The fund returned 10.51% for the 12 months ended December 31, 2023. S&P 500 Managed Risk Index -- Moderate Conservative1 advanced 15.10%. S&P 500 Index,2 a market capitalization-weighted index based on the results of approximately 500 widely held common stocks, returned 26.29%.

The fund pursues its objective by investing in shares of American Funds Insurance Series® – Asset Allocation Fund while seeking to manage portfolio volatility and provide downside protection, primarily through the use of exchange-traded options and futures contracts. The benefit of the fund’s managed risk strategy should be most apparent during periods of high volatility and in down markets. In steady or rising markets, the fund’s results can be expected to lag those of the underlying fund.

The underlying Asset Allocation Fund’s investment selections within the energy and communication services sectors were among the top contributors to relative returns.3 On the downside, a smaller-than-benchmark weight in the information technology sector and stock selection within the consumer discretionary sector weighed on relative returns. The managed risk strategy, which is designed to help the fund during periods of high volatility, detracted from returns overall, though it helped reduce the volatility relative to its underlying non-managed risk portfolio. Within the strategy, the equity future overlay was the largest detractor while the U.S. Treasury future and option overlays moderately detracted.

48	American Funds Insurance Series

Managed Risk Asset Allocation Fund (continued)

How a hypothetical $10,000 investment has grown

Total returns based on a $1,000 investment

For periods ended December 31, 20235

	1 year	5 years	10 years	Lifetime (since September 28, 2012)	Gross expense ratio	Net expense ratio

Class P1	10.51%	6.17%	5.01%	6.32%	0.70%	0.65%
Class P2	10.23	5.91	4.74	6.06	0.95	0.90

The investment adviser is currently waiving a portion of its management fee. This waiver will be in effect through at least May 1, 2024. The waiver may only be modified or terminated with the approval of the fund’s board. Net expense ratios shown reflect the waiver, without which they would have been higher. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com/afis for more information. Expense ratios are as of the fund’s prospectus dated May 1, 2024 (unaudited).

Past results are not predictive of results in future periods.

Any market index shown is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

[1]	Source: S&P Dow Jones Indices LLC. Standard & Poor’s Managed Risk Index Series is designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indexes, while maintaining a fixed allocation to the underlying bond index.
[2]	Source: S&P Dow Jones Indices LLC.
[3]	Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index. (Source: Investopedia.com.)
[4]	Source: Bloomberg Index Services Ltd. Bloomberg U.S. Aggregate Index represents the U.S. investment-grade (rated BBB/Baa and above) fixed-rate bond market.
[5]	Periods greater than one year are annualized.

The indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. There have been periods when the fund has lagged the indexes.

Milliman Financial Risk Management LLC serves as the subadviser with respect to the management of the fund’s managed risk strategy.

American Funds Insurance Series	49

Global Growth Fund

Investment portfolio December 31, 2023

Common stocks 95.01%	Shares	Value (000)
Information technology 27.78%
Microsoft Corp.	1,630,630	$613,182
ASML Holding NV	436,031	329,209
ASML Holding NV (ADR)	190,245	144,000
Taiwan Semiconductor Manufacturing Co., Ltd.	10,510,200	202,274
NVIDIA Corp.	328,443	162,651
Applied Materials, Inc.	923,000	149,591
Broadcom, Inc.	85,007	94,889
Apple, Inc.	407,245	78,407
Samsung Electronics Co., Ltd.	1,147,808	69,810
Keyence Corp.	117,700	51,593
Synopsys, Inc.[1]	99,853	51,415
Capgemini SE	236,014	49,373
Shopify, Inc., Class A, subordinate voting shares[1]	415,875	32,397
EPAM Systems, Inc.[1]	93,560	27,819
Salesforce, Inc.[1]	95,600	25,156
Arista Networks, Inc.[1]	102,856	24,224
TE Connectivity, Ltd.	112,664	15,829
NEC Corp.	243,600	14,374
		2,136,193

Health care 16.00%
Novo Nordisk AS, Class B	3,572,824	369,554
DexCom, Inc.[1]	969,700	120,330
UnitedHealth Group, Inc.	218,500	115,034
Eli Lilly and Co.	155,740	90,784
Regeneron Pharmaceuticals, Inc.[1]	95,036	83,469
AstraZeneca PLC	547,010	73,673
Thermo Fisher Scientific, Inc.	128,666	68,295
Centene Corp.[1]	661,665	49,102
Pfizer, Inc.	1,235,000	35,556
Sanofi	333,000	33,014
Cigna Group (The)	104,417	31,268
Siemens Healthineers AG	345,670	20,087
Alnylam Pharmaceuticals, Inc.[1]	104,200	19,945
Bayer AG	537,074	19,938
Zoetis, Inc., Class A	90,200	17,803
Vertex Pharmaceuticals, Inc.[1]	43,700	17,781
EssilorLuxottica SA	88,074	17,702
Argenx SE (ADR)[1]	36,200	13,772
Catalent, Inc.[1]	287,200	12,904
Bachem Holding AG	93,403	7,236
Roche Holding AG, nonvoting non-registered shares	22,102	6,406
Sonova Holding AG	17,000	5,559
Viatris, Inc.	110,678	1,199
Euroapi SA1	5,869	37
		1,230,448

Consumer discretionary 14.87%
Chipotle Mexican Grill, Inc.[1]	146,200	334,354
LVMH Moët Hennessy-Louis Vuitton SE	224,441	182,050
Floor & Decor Holdings, Inc., Class A1	914,698	102,044
Renault SA	1,688,781	69,102
Booking Holdings, Inc.[1]	16,000	56,755
MGM China Holdings, Ltd.[1]	39,729,200	50,333
Evolution AB	367,568	43,993
Prosus NV, Class N	1,449,418	43,217
MercadoLibre, Inc.[1]	22,250	34,967
Home Depot, Inc.	95,121	32,964
Amazon.com, Inc.[1]	213,125	32,382
lululemon athletica, Inc.[1]	52,600	26,894
InterContinental Hotels Group PLC	254,000	22,941
Moncler SpA	360,570	22,235

50	American Funds Insurance Series

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Wynn Macau, Ltd.[1,2]	21,430,000	$17,618
Tractor Supply Co.	75,200	16,170
LKQ Corp.	305,253	14,588
Tesla, Inc.[1]	48,800	12,126
Global-E Online, Ltd.[1]	300,000	11,889
Coupang, Inc., Class A1	645,404	10,449
Five Below, Inc.[1]	30,349	6,469
		1,143,540

Financials 11.14%
Tradeweb Markets, Inc., Class A	1,527,288	138,800
3i Group PLC	3,026,000	93,147
AXA SA	2,209,893	72,137
Fiserv, Inc.[1]	497,600	66,101
HDFC Bank, Ltd.	3,131,460	64,240
AIA Group, Ltd.	5,687,800	49,401
Blackstone, Inc.	366,835	48,026
Prudential PLC	3,390,552	38,168
Citigroup, Inc.	617,255	31,752
Société Générale	1,054,981	28,127
Aon PLC, Class A	96,600	28,112
London Stock Exchange Group PLC	234,953	27,775
Visa, Inc., Class A	90,997	23,691
Banco Santander, SA	5,334,500	22,269
Mastercard, Inc., Class A	49,000	20,899
Wells Fargo & Co.	347,300	17,094
Julius Baer Group, Ltd.	262,000	14,722
VZ Holding AG	123,517	14,423
Ameriprise Financial, Inc.	34,676	13,171
Eurobank Ergasias Services and Holdings SA1	6,791,000	12,054
UBS Group AG	361,871	11,239
Swissquote Group Holding, Ltd.	40,733	9,934
Nasdaq, Inc.	88,000	5,116
Kaspi.kz JSC (GDR)	44,512	4,096
Jackson Financial, Inc., Class A	44,327	2,270
Moscow Exchange MICEX-RTS PJSC[3]	12,640,000	—	[4]
		856,764

Industrials 8.02%
Safran SA	521,514	91,997
Caterpillar, Inc.	231,600	68,477
ASSA ABLOY AB, Class B	1,908,644	54,987
Schneider Electric SE	181,009	36,446
Alliance Global Group, Inc.	156,400,700	31,810
Airbus SE, non-registered shares	188,333	29,071
GT Capital Holdings, Inc.	2,454,611	26,140
Ryanair Holdings PLC (ADR)	191,047	25,478
Boeing Co.[1]	91,400	23,824
Techtronic Industries Co., Ltd.	1,679,500	20,088
NIBE Industrier AB, Class B	2,804,896	19,825
TransDigm Group, Inc.	18,400	18,613
DSV A/S	97,734	17,193
Daikin Industries, Ltd.	103,400	16,796
Huntington Ingalls Industries, Inc.	55,772	14,481
Carrier Global Corp.	242,000	13,903
SMC Corp.	22,500	12,032
Recruit Holdings Co., Ltd.	277,600	11,852
Trane Technologies PLC	44,000	10,732
TFI International, Inc. (CAD denominated)	73,941	10,058
BAE Systems PLC	697,000	9,861
Kühne + Nagel International AG	21,500	7,412
Interpump Group SpA	139,901	7,247

American Funds Insurance Series	51

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Lifco AB, Class B	251,048	$6,172
Melrose Industries PLC	842,000	6,083
RS Group PLC	576,015	5,995
Brenntag SE	58,000	5,325
Weir Group PLC (The)	210,749	5,060
Diploma PLC	109,000	4,965
Northrop Grumman Corp.	10,500	4,915
		616,838

Consumer staples 4.94%
Nestlé SA	454,282	52,577
Monster Beverage Corp.[1]	852,204	49,095
Walgreens Boots Alliance, Inc.	1,832,723	47,852
Keurig Dr Pepper, Inc.	1,284,530	42,801
Dollar Tree Stores, Inc.[1]	262,250	37,253
Carrefour SA, non-registered shares	1,478,107	27,053
Costco Wholesale Corp.	35,970	23,743
British American Tobacco PLC	813,000	23,725
Kweichow Moutai Co., Ltd., Class A	74,500	18,096
Philip Morris International, Inc.	167,000	15,711
Pernod Ricard SA	67,053	11,857
Dollar General Corp.	83,780	11,390
Simply Good Foods Co.[1]	263,800	10,447
Bunge Global SA	85,000	8,581
		380,181

Communication services 4.42%
Alphabet, Inc., Class A1	1,232,500	172,168
Meta Platforms, Inc., Class A1	247,923	87,755
Publicis Groupe SA	400,000	37,198
CTS Eventim AG & Co. KGaA	224,500	15,511
Tencent Holdings, Ltd.	297,100	11,225
Bharti Airtel, Ltd.	868,779	10,763
Koninklijke KPN NV	1,421,413	4,893
		339,513

Materials 4.26%
Sherwin-Williams Co.	385,500	120,237
Linde PLC	211,003	86,661
SIG Group AG1	1,798,000	41,384
Shin-Etsu Chemical Co., Ltd.	552,500	23,087
Amcor PLC (CDI)	1,867,000	18,048
Vale SA, ordinary nominative shares	940,000	14,906
DSM-Firmenich AG	93,100	9,479
CF Industries Holdings, Inc.	111,262	8,845
Dow, Inc.	81,000	4,442
First Quantum Minerals, Ltd.	84,200	689
		327,778

Energy 3.32%
Canadian Natural Resources, Ltd. (CAD denominated)	1,286,000	84,252
Reliance Industries, Ltd.	1,261,121	39,137
Schlumberger NV	335,000	17,433
Imperial Oil, Ltd.[2]	286,000	16,292
Exxon Mobil Corp.	152,500	15,247
TotalEnergies SE	218,273	14,827
Halliburton Co.	368,390	13,317
EOG Resources, Inc.	98,770	11,946
Chevron Corp.	75,273	11,228
NAC Kazatomprom JSC (GDR)	257,665	10,590
Gaztransport & Technigaz SA	75,000	9,936
Tourmaline Oil Corp.	121,801	5,478

52	American Funds Insurance Series

Global Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Enbridge, Inc. (CAD denominated)	148,655	$5,351
Gazprom PJSC[1,3]	8,346,000	—	[4]
LUKOIL Oil Co. PJSC[3]	246,300	—	[4]
		255,034

Utilities 0.20%
Brookfield Infrastructure Partners, LP	247,500	7,800
FirstEnergy Corp.	205,396	7,530
		15,330

Real estate 0.06%
CBRE Group, Inc., Class A1	53,066	4,940

Total common stocks (cost: $4,360,523,000)		7,306,559

Preferred securities 1.35%
Health care 1.09%
Sartorius AG, nonvoting non-registered preferred shares	228,400	84,033

Information technology 0.26%
Samsung Electronics Co., Ltd., nonvoting preferred shares	406,300	19,593

Total preferred securities (cost: $24,068,000)		103,626

Short-term securities 3.84%
Money market investments 3.84%
Capital Group Central Cash Fund 5.44%[5,6]	2,951,177	295,088

Total short-term securities (cost: $295,100,000)		295,088
Total investment securities 100.20% (cost: $4,679,691,000)		7,705,273
Other assets less liabilities (0.20)%		(15,091)

Net assets 100.00%		$7,690,182

American Funds Insurance Series	53

Global Growth Fund (continued)

Investments in affiliates6

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 3.84%
Money market investments 3.84%
Capital Group Central Cash Fund 5.44%[5]	$164,535	$1,799,412	$1,668,911	$90	$(38)	$295,088	$14,357

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $19,320,000, which represented .25% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Amount less than one thousand.
[5]	Rate represents the seven-day yield at 12/31/2023.
[6]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
CDI = CREST Depository Interest
GDR = Global Depositary Receipts

Refer to the notes to financial statements.

54	American Funds Insurance Series

Global Small Capitalization Fund

Investment portfolio December 31, 2023

Common stocks 96.34%	Shares	Value (000)
Industrials 21.45%
International Container Terminal Services, Inc.	10,330,620	$45,754
Stericycle, Inc.[1]	876,966	43,462
Saia, Inc.[1]	74,294	32,557
Visional, Inc.[1]	453,108	28,734
Trelleborg AB, Class B	814,992	27,303
Cleanaway Waste Management, Ltd.	12,501,414	22,870
IMCD NV	130,815	22,825
Interpump Group SpA	365,871	18,953
Hensoldt AG	700,872	18,889
ICF International, Inc.	131,986	17,698
AZEK Co., Inc. (The), Class A1	451,373	17,265
Diploma PLC	377,968	17,218
Alfen NV1	252,591	16,836
Instalco AB	4,098,065	16,629
Fasadgruppen Group AB2	2,370,503	16,519
Sulzer AG	151,412	15,468
Cargotec OYJ, Class B, non-registered shares	240,146	13,977
Wizz Air Holdings PLC[1]	487,387	13,678
XPO, Inc.[1]	142,400	12,473
Ceridian HCM Holding, Inc.[1]	176,930	11,876
Reliance Worldwide Corp., Ltd.	3,875,607	11,670
Daiseki Co., Ltd.	413,600	11,454
Comfort Systems USA, Inc.	55,327	11,379
NORMA Group SE, non-registered shares	640,303	11,331
First Advantage Corp.	653,201	10,824
Rumo SA	2,272,441	10,718
CG Power and Industrial Solutions, Ltd.	1,913,647	10,434
Engcon AB, Class B2	1,070,647	9,917
Godrej Industries, Ltd.[1]	1,032,000	9,225
Qantas Airways, Ltd.[1]	2,474,791	9,022
LIXIL Corp.	718,100	8,973
KEI Industries, Ltd.	225,049	8,776
Trex Co., Inc.[1]	102,977	8,525
EuroGroup Laminations SpA[1,2]	1,841,164	7,907
Carel Industries SpA[2]	284,512	7,811
Addtech AB, Class B	353,050	7,757
MSC Industrial Direct Co., Inc., Class A	75,000	7,594
GVS SpA[1]	1,192,262	7,339
Applied Industrial Technologies, Inc.	40,766	7,040
Inox Wind, Ltd.[1]	1,133,691	6,784
Burckhardt Compression Holding AG	9,963	6,015
SIS, Ltd.[1]	1,099,298	5,995
ALS, Ltd.	650,000	5,675
MISUMI Group, Inc.	330,306	5,571
CBIZ, Inc.[1]	81,366	5,093
DL E&C Co., Ltd.	177,600	4,957
Japan Airport Terminal Co., Ltd.	109,801	4,831
Beijer Ref AB, Class B2	356,644	4,780
Harsha Engineers International, Ltd.	970,777	4,580
Controladora Vuela Compañía de Aviación, SAB de CV, Class A (ADR), ordinary participation certificates[1]	460,200	4,317
ManpowerGroup, Inc.	41,873	3,328
Atkore, Inc.[1]	19,430	3,109
Aalberts NV, non-registered shares	64,502	2,807
TELUS International (Cda), Inc., subordinate voting shares[1]	285,566	2,450
Boyd Group Services, Inc.	7,695	1,617
APi Group Corp.[1]	33,700	1,166
Herc Holdings, Inc.	5,430	808
McGrath RentCorp	2,607	312
Antares Vision SpA[1]	44,315	91
		682,966

American Funds Insurance Series	55

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary 17.33%
Skechers USA, Inc., Class A1	700,000	$43,638
DraftKings, Inc., Class A1	1,213,100	42,762
Thor Industries, Inc.	340,472	40,261
Melco Resorts & Entertainment, Ltd. (ADR)[1]	3,800,384	33,709
YETI Holdings, Inc.[1]	575,426	29,795
Mattel, Inc.[1]	1,400,000	26,432
Light & Wonder, Inc.[1]	299,658	24,605
Five Below, Inc.[1]	112,000	23,874
Lands’ End, Inc.[1,3]	2,100,000	20,076
Evolution AB	164,961	19,744
Wyndham Hotels & Resorts, Inc.	234,825	18,882
Entain PLC	1,424,930	17,999
Asbury Automotive Group, Inc.[1]	77,116	17,349
Helen of Troy, Ltd.[1]	141,542	17,100
Inchcape PLC	1,740,829	15,821
MRF, Ltd.	9,822	15,289
Zalando SE, non-registered shares[1]	606,948	14,372
Domino’s Pizza Enterprises, Ltd.	291,120	11,650
CAVA Group, Inc.[1]	244,691	10,517
Golden Entertainment, Inc.	256,800	10,254
TopBuild Corp.[1]	27,200	10,180
HUGO BOSS AG	128,046	9,538
Tube Investments of India, Ltd.	204,200	8,682
Shoei Co., Ltd.	563,400	7,326
International Game Technology PLC	252,200	6,913
On Holding AG, Class A1	238,410	6,430
NOK Corp.	465,800	6,190
Steven Madden, Ltd.	145,406	6,107
Camping World Holdings, Inc., Class A	216,408	5,683
Musti Group OYJ	171,095	4,937
Compagnie Plastic Omnium SA	337,633	4,498
Kindred Group PLC (SDR)	441,611	4,086
WH Smith PLC	233,887	3,967
Ariston Holding NV	545,355	3,786
Elior Group SA1	1,153,174	3,739
Haichang Ocean Park Holdings, Ltd.[1]	30,194,000	3,673
First Watch Restaurant Group, Inc.[1]	105,725	2,125
		551,989

Information technology 15.91%
PAR Technology Corp.[1,2]	865,592	37,688
GitLab, Inc., Class A1	464,256	29,230
SUMCO Corp.[2]	1,772,300	26,476
Maruwa Co., Ltd.	114,247	23,786
Rogers Corp.[1]	158,527	20,937
Nordic Semiconductor ASA[1]	1,679,593	20,772
ALTEN SA, non-registered shares	138,909	20,755
Confluent, Inc., Class A1	882,632	20,654
Wolfspeed, Inc.[1]	468,848	20,400
Pegasystems, Inc.	383,239	18,725
MACOM Technology Solutions Holdings, Inc.[1]	190,000	17,660
Silicon Laboratories, Inc.[1]	131,697	17,420
Tanla Platforms, Ltd.	1,277,291	16,784
Smartsheet, Inc., Class A1	346,627	16,576
Tokyo Seimitsu Co., Ltd.	261,500	15,977
eMemory Technology, Inc.	201,430	15,966
Kokusai Electric Corp.[2]	654,800	14,187
SentinelOne, Inc., Class A1	447,038	12,267
Qorvo, Inc.[1]	104,345	11,750
INFICON Holding AG	7,397	10,621
Credo Technology Group Holding, Ltd.[1]	539,019	10,495
Semtech Corp.[1]	459,319	10,064

56	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
MongoDB, Inc., Class A1	23,300	$9,526
Topicus.com, Inc., subordinate voting shares[1]	141,219	9,511
Insight Enterprises, Inc.[1]	49,845	8,832
Keywords Studios PLC	344,606	7,359
Kingdee International Software Group Co., Ltd.[1]	4,587,403	6,660
Unity Software, Inc.[1]	160,503	6,563
MKS Instruments, Inc.	56,170	5,778
Bentley Systems, Inc., Class B	102,734	5,361
Xiamen Faratronic Co., Ltd., Class A	384,267	5,010
LEM Holding SA	1,860	4,594
BE Semiconductor Industries NV	28,225	4,253
Globant SA1	17,730	4,219
CCC Intelligent Solutions Holdings, Inc.[1]	341,100	3,885
Aspen Technology, Inc.[1]	17,052	3,754
Applied Digital Corp.[1,2]	517,599	3,489
Softcat PLC	200,983	3,477
OVH Groupe SAS[1,2]	358,373	3,427
Yotpo, Ltd.[1,4,5]	678,736	991
Riken Keiki Co., Ltd.	18,300	891
		506,770

Health care 15.44%
Haemonetics Corp.[1]	891,864	76,263
Insulet Corp.[1]	215,710	46,805
CONMED Corp.	297,908	32,624
Ensign Group, Inc. (The)	236,364	26,522
Max Healthcare Institute, Ltd.	3,187,586	26,259
Integra LifeSciences Holdings Corp.[1]	501,304	21,832
Vaxcyte, Inc.[1]	319,731	20,079
Bachem Holding AG	231,879	17,964
iRhythm Technologies, Inc.[1]	163,088	17,457
Glenmark Pharmaceuticals, Ltd.	1,671,454	17,139
Masimo Corp.[1]	145,613	17,067
Hapvida Participações e Investimentos SA1	18,340,235	16,720
DiaSorin Italia SpA	142,930	14,740
Ambu AS, Class B, non-registered shares[1]	891,212	13,881
ICON PLC[1]	46,061	13,038
Aster DM Healthcare, Ltd.[1]	2,044,434	10,058
Denali Therapeutics, Inc.[1]	396,769	8,515
Guardant Health, Inc.[1]	310,194	8,391
Immunovant, Inc.[1]	195,870	8,252
Encompass Health Corp.	117,866	7,864
IDEAYA Biosciences, Inc.[1]	198,130	7,049
Medmix AG	299,727	6,795
Penumbra, Inc.[1]	24,277	6,107
CompuGroup Medical SE & Co. KGaA	138,056	5,776
BridgeBio Pharma, Inc.[1,5]	134,457	5,428
Shandong Pharmaceutical Glass Co., Ltd., Class A	1,250,600	4,512
Amvis Holdings, Inc.	198,500	4,207
Angelalign Technology, Inc.[2]	547,348	3,956
Netcare, Ltd.	5,018,088	3,908
Ocumension Therapeutics[1]	4,442,583	3,792
Structure Therapeutics, Inc. (ADR)[1]	89,028	3,629
Amplifon SpA	97,143	3,371
Hypera SA, ordinary nominative shares	451,464	3,263
Nordhealth AS, Class A1	1,279,999	3,134
Inhibrx, Inc.[1]	70,578	2,682
WuXi XDC Cayman, Inc.[1]	374,500	1,535
RayzeBio, Inc.[1]	16,806	1,045
		491,659

American Funds Insurance Series	57

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials 10.06%
Cholamandalam Investment and Finance Co., Ltd.	2,859,647	$43,234
HDFC Asset Management Co., Ltd.	780,039	30,009
Eurobank Ergasias Services and Holdings SA1	14,251,070	25,296
Janus Henderson Group PLC	640,000	19,296
Stifel Financial Corp.	271,050	18,743
360 ONE WAM, Ltd.	2,054,000	17,482
IIFL Finance, Ltd.	2,116,842	15,176
Vontobel Holding AG	231,025	14,973
SiriusPoint, Ltd.[1]	1,100,000	12,760
Remgro, Ltd.	1,427,379	12,672
Five-Star Business Finance, Ltd.[1]	1,220,380	10,770
Fukuoka Financial Group, Inc.	455,700	10,737
AvidXchange Holdings, Inc.[1]	864,768	10,714
Essent Group, Ltd.	200,000	10,548
Banco del Bajio, SA	2,835,500	9,485
Hilltop Holdings, Inc.	250,000	8,803
Patria Investments, Ltd., Class A	508,200	7,882
Aditya Birla Capital, Ltd.[1]	3,879,569	7,751
Aptus Value Housing Finance India, Ltd.	1,703,169	6,536
Bridgepoint Group PLC	1,670,890	5,919
Marqeta, Inc., Class A1	834,531	5,825
Glacier Bancorp, Inc.	123,330	5,096
AU Small Finance Bank, Ltd.	496,716	4,697
EFG International AG	334,117	4,291
Capitec Bank Holdings, Ltd.	15,161	1,675
		320,370

Materials 4.99%
LANXESS AG2	624,914	19,564
Sumitomo Bakelite Co., Ltd.	364,000	19,054
Zeon Corp.	1,885,700	17,506
Materion Corp.	124,995	16,266
Livent Corp.[1]	711,787	12,798
Nissan Chemical Corp.	289,500	11,271
Resonac Holdings Co., Ltd.	478,200	9,503
Huhtamäki OYJ	225,000	9,125
PI Industries, Ltd.	188,382	7,951
Lundin Mining Corp.	850,000	6,954
Vidrala, SA, non-registered shares	64,918	6,724
Alcoa Corp.	150,000	5,100
Kaneka Corp.	161,005	4,081
Cabot Corp.	48,229	4,027
NV Bekaert SA	53,808	2,764
Mayr-Melnhof Karton AG, non-registered shares	17,479	2,445
Umicore SA	78,737	2,164
Aurubis AG2	18,654	1,529
		158,826

Communication services 3.53%
Lions Gate Entertainment Corp., Class B1	4,812,841	49,043
Indosat Tbk PT	38,357,467	23,363
JCDecaux SE1	976,059	19,653
Rightmove PLC	1,581,453	11,557
Trustpilot Group PLC[1]	2,966,832	5,600
IHS Holding, Ltd.[1]	719,774	3,311
		112,527

Real estate 3.51%
Embassy Office Parks REIT	5,865,088	22,878
Embassy Office Parks REIT[1]	787,616	3,072
TAG Immobilien AG1	774,169	11,277
PotlatchDeltic Corp. REIT	228,928	11,240

58	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Common stocks (continued)	Shares	Value (000)
Real estate (continued)
Altus Group, Ltd.[2]	340,710	$10,835
Macrotech Developers, Ltd.	737,876	9,068
ESR-Logos REIT	36,822,373	8,933
Corp. Inmobiliaria Vesta, SAB de CV	1,900,000	7,545
Fibra Uno Administración REIT, SA de CV	3,707,727	6,675
JHSF Participações SA	5,823,950	6,598
Mindspace Business Parks REIT	1,250,000	4,856
St. Joe Co.	68,500	4,122
LXP Industrial Trust REIT	253,025	2,510
Charter Hall Group REIT	155,039	1,263
Ayala Land, Inc.	1,375,186	856
		111,728

Energy 1.77%
Diamond Offshore Drilling, Inc.[1]	1,042,513	13,553
United Tractors Tbk PT	7,404,700	10,873
Subsea 7 SA	556,624	8,114
Weatherford International[1]	82,600	8,081
Helmerich & Payne, Inc.	201,998	7,316
Aegis Logistics, Ltd.	1,041,407	4,397
Vista Energy, SAB de CV, Class A (ADR)[1]	136,507	4,028
		56,362

Utilities 1.39%
Black Hills Corp.	196,061	10,577
ENN Energy Holdings, Ltd.	1,205,597	8,863
ACEN Corp.	101,171,292	7,997
Neoenergia SA	1,442,015	6,321
SembCorp Industries, Ltd.	1,536,800	6,169
Brookfield Infrastructure Corp., Class A, subordinate voting shares	120,000	4,233
		44,160

Consumer staples 0.96%
Grocery Outlet Holding Corp.[1]	519,956	14,018
Redcare Pharmacy NV, non-registered shares[1]	50,748	7,374
Scandinavian Tobacco Group A/S	289,500	5,029
TreeHouse Foods, Inc.[1]	83,498	3,461
DocMorris AG1	9,250	818
		30,700

Total common stocks (cost: $2,368,443,000)		3,068,057

Preferred securities 0.71%
Information technology 0.71%
SmartHR, Inc., Series D, preferred shares[1,4,5]	3,006	13,964
Yotpo, Ltd., Series F, preferred shares[1,4,5]	2,158,609	3,152
Yotpo, Ltd., Series B, preferred shares[1,4,5]	287,894	420
Yotpo, Ltd., Series C, preferred shares[1,4,5]	274,070	400
Yotpo, Ltd., Series A-1, preferred shares[1,4,5]	183,819	268
Yotpo, Ltd., Series A, preferred shares[1,4,5]	89,605	131
Yotpo, Ltd., Series C-1, preferred shares[1,4,5]	75,980	111
Yotpo, Ltd., Series D, preferred shares[1,4,5]	42,368	62
Yotpo, Ltd., Series B-1, preferred shares[1,4,5]	33,838	49
Outreach Corp., Series G, preferred shares[1,4,5]	154,354	3,964

Total preferred securities (cost: $25,673,000)		22,521

American Funds Insurance Series	59

Global Small Capitalization Fund (continued)

Rights & warrants 0.12%	Shares	Value (000)
Information technology 0.12%
OPT Machine Vision Tech Co., Ltd., Class A, warrants, expire 1/27/2025[1,6]	245,849	$3,878

Total rights & warrants (cost: $5,725,000)		3,878

Short-term securities 3.77%
Money market investments 3.53%
Capital Group Central Cash Fund 5.44%[3,7]	1,124,642	112,453

Money market investments purchased with collateral from securities on loan 0.24%
Capital Group Central Cash Fund 5.44%[3,7,8]	49,270	4,926
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[7,8]	2,384,764	2,385
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[7,8]	370,500	371
		7,682

Total short-term securities (cost: $120,141,000)		120,135
Total investment securities 100.94% (cost: $2,519,982,000)		3,214,591
Other assets less liabilities (0.94)%		(30,035)

Net assets 100.00%		$3,184,556

Investments in affiliates3

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Common stocks 0.63%
Consumer discretionary 0.63%
Lands’ End, Inc.[1]	$15,939	$—	$—		$—	$4,137	$20,076	$—
Short-term securities 3.69%
Money market investments 3.53%
Capital Group Central Cash Fund 5.44%[7]	95,809	616,433	599,799		34	(24)	112,453	7,198
Money market investments purchased with collateral from securities on loan 0.16%
Capital Group Central Cash Fund 5.44%[7,8]	23,235		18,309	[9]			4,926	—	[10]
Total short-term securities							117,379
Total 4.32%					$34	$4,113	$137,455	$7,198

Restricted securities5

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets
SmartHR, Inc., Series D, preferred shares[1,4]	5/28/2021	$14,344	$13,964	.44%
Yotpo, Ltd., Series F, preferred shares[1,4]	2/25/2021	4,748	3,152	.10
Yotpo, Ltd.[1,4]	3/16/2021	1,418	991	.03
Yotpo, Ltd., Series B, preferred shares[1,4]	3/16/2021	602	420	.01
Yotpo, Ltd., Series C, preferred shares[1,4]	3/16/2021	573	400	.01

60	American Funds Insurance Series

Global Small Capitalization Fund (continued)

Restricted securities5 (continued)

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets
Yotpo, Ltd., Series A-1, preferred shares[1,4]	3/16/2021	$384	$268	.01%
Yotpo, Ltd., Series A, preferred shares[1,4]	3/16/2021	187	131	.01
Yotpo, Ltd., Series C-1, preferred shares[1,4]	3/16/2021	159	111	.01
Yotpo, Ltd., Series D, preferred shares[1,4]	3/16/2021	88	62	.00	[11]
Yotpo, Ltd., Series B-1, preferred shares[1,4]	3/16/2021	71	49	.00	[11]
BridgeBio Pharma, Inc.[1]	9/25/2023	3,667	5,428	.17
Outreach Corp., Series G, preferred shares[1,4]	5/27/2021	4,517	3,964	.12
Total		$30,758	$28,940	.91%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $30,423,000, which represented .96% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[4]	Value determined using significant unobservable inputs.
[5]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $28,940,000, which represented .91% of the net assets of the fund.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,878,000, which represented .12% of the net assets of the fund.
[7]	Rate represents the seven-day yield at 12/31/2023.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Represents net activity. Refer to Note 5 for more information on securities lending.
[10]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[11]	Amount less than .01%.

Key to abbreviation(s)
ADR = American Depositary Receipts
REIT = Real Estate Investment Trust
SDR = Swedish Depositary Receipts

Refer to the notes to financial statements.

American Funds Insurance Series	61

Growth Fund

Investment portfolio December 31, 2023

Common stocks 98.37%	Shares	Value (000)
Information technology 20.97%
Microsoft Corp.	5,763,387	$2,167,264
Broadcom, Inc.	979,691	1,093,580
Salesforce, Inc.[1]	2,150,382	565,852
NVIDIA Corp.	876,795	434,207
Shopify, Inc., Class A, subordinate voting shares[1]	5,109,407	398,023
Cloudflare, Inc., Class A1	4,102,700	341,591
ASML Holding NV	226,999	171,387
ASML Holding NV (ADR)	189,937	143,767
Apple, Inc.	1,580,276	304,251
Synopsys, Inc.[1]	459,300	236,498
Taiwan Semiconductor Manufacturing Co., Ltd.	6,137,000	118,109
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	906,400	94,266
Applied Materials, Inc.	1,213,730	196,709
Motorola Solutions, Inc.	501,000	156,858
Intuit, Inc.	250,767	156,737
Micron Technology, Inc.	1,792,860	153,003
MicroStrategy, Inc., Class A1,2	236,458	149,352
Constellation Software, Inc.	59,802	148,270
ServiceNow, Inc.[1]	206,814	146,112
DocuSign, Inc.[1]	2,070,159	123,071
Wolfspeed, Inc.[1]	2,109,815	91,798
Adobe, Inc.[1]	145,334	86,706
Intel Corp.	1,719,509	86,405
Trimble, Inc.[1]	1,497,687	79,677
SAP SE	477,361	73,430
CDW Corp.	311,859	70,892
RingCentral, Inc., Class A1	1,465,500	49,754
NetApp, Inc.	527,540	46,508
ON Semiconductor Corp.[1]	512,376	42,799
GoDaddy, Inc., Class A1	392,118	41,627
MongoDB, Inc., Class A1	99,000	40,476
Silicon Laboratories, Inc.[1]	231,815	30,662
Atlassian Corp., Class A1	125,959	29,961
BILL Holdings, Inc.[1]	349,833	28,543
ASM International NV	52,525	27,352
Palo Alto Networks, Inc.[1]	80,300	23,679
Fair Isaac Corp.[1]	17,982	20,931
Ciena Corp.[1]	462,700	20,826
Datadog, Inc., Class A1	170,525	20,698
MKS Instruments, Inc.	130,800	13,455
Dynatrace, Inc.[1]	230,250	12,592
Stripe, Inc., Class B1,3,4	168,598	4,303
		8,241,981

Communication services 18.00%
Meta Platforms, Inc., Class A1	9,152,773	3,239,715
Netflix, Inc.[1]	3,272,855	1,593,488
Alphabet, Inc., Class C1	6,375,179	898,454
Alphabet, Inc., Class A1	3,138,703	438,445
Snap, Inc., Class A, nonvoting shares[1]	14,000,000	237,020
Charter Communications, Inc., Class A1	463,276	180,066
Pinterest, Inc., Class A1	4,252,664	157,519
Take-Two Interactive Software, Inc.[1]	665,763	107,155
Frontier Communications Parent, Inc.[1]	3,168,010	80,277
Comcast Corp., Class A	1,343,725	58,922
T-Mobile US, Inc.	265,000	42,487
Electronic Arts, Inc.	188,500	25,789
Iridium Communications, Inc.	358,642	14,762
		7,074,099

62	American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary 15.04%
Tesla, Inc.[1]	7,564,300	$1,879,577
Amazon.com, Inc.[1]	3,914,943	594,837
Home Depot, Inc.	1,028,000	356,253
DoorDash, Inc., Class A1	3,000,000	296,670
Royal Caribbean Cruises, Ltd.[1]	2,197,978	284,616
Chipotle Mexican Grill, Inc.[1]	114,640	262,177
Airbnb, Inc., Class A1	1,698,900	231,288
D.R. Horton, Inc.	1,423,144	216,289
Tractor Supply Co.	942,546	202,676
Hermès International	61,000	129,459
Evolution AB	1,047,654	125,390
Norwegian Cruise Line Holdings, Ltd.[1]	5,591,100	112,046
Amadeus IT Group SA, Class A, non-registered shares	1,300,613	93,280
Booking Holdings, Inc.[1]	25,688	91,121
Floor & Decor Holdings, Inc., Class A1	792,300	88,389
O’Reilly Automotive, Inc.[1]	79,800	75,816
NIKE, Inc., Class B	685,684	74,445
LVMH Moët Hennessy-Louis Vuitton SE	86,048	69,796
Aramark	2,477,864	69,628
Polaris, Inc.	651,000	61,695
YUM! Brands, Inc.	443,175	57,905
Five Below, Inc.[1]	252,000	53,716
Toll Brothers, Inc.	518,183	53,264
Etsy, Inc.[1]	527,810	42,779
Churchill Downs, Inc.	303,658	40,973
Burlington Stores, Inc.[1]	197,450	38,400
Helen of Troy, Ltd.[1]	269,597	32,570
Wayfair, Inc., Class A1	514,000	31,714
adidas AG	153,618	31,237
VF Corp.	1,614,746	30,357
Salvatore Ferragamo SpA	2,174,477	29,375
TopBuild Corp.[1]	69,453	25,994
Caesars Entertainment, Inc.[1]	532,514	24,964
YETI Holdings, Inc.[1]	372,600	19,293
Skyline Champion Corp.[1]	259,241	19,251
Hilton Worldwide Holdings, Inc.	100,828	18,360
Flutter Entertainment PLC (CDI)[1]	65,253	11,558
Flutter Entertainment PLC[1]	26,024	4,583
Darden Restaurants, Inc.	94,435	15,516
Service Corp. International	200,000	13,690
		5,910,947

Health care 14.12%
Regeneron Pharmaceuticals, Inc.[1]	1,018,940	894,925
Intuitive Surgical, Inc.[1]	2,058,000	694,287
UnitedHealth Group, Inc.	1,047,719	551,593
Vertex Pharmaceuticals, Inc.[1]	1,097,332	446,493
Alnylam Pharmaceuticals, Inc.[1]	2,121,508	406,078
Eli Lilly and Co.	588,645	343,133
Thermo Fisher Scientific, Inc.	515,045	273,381
Centene Corp.[1]	3,164,690	234,852
Karuna Therapeutics, Inc.[1]	565,350	178,939
Novo Nordisk AS, Class B	1,417,430	146,612
Moderna, Inc.[1]	1,312,374	130,516
DexCom, Inc.[1]	850,000	105,476
HCA Healthcare, Inc.	381,335	103,220
Boston Scientific Corp.[1]	1,713,515	99,058
Molina Healthcare, Inc.[1]	205,507	74,252
AstraZeneca PLC	550,784	74,181
Mettler-Toledo International, Inc.[1]	60,132	72,938
Ascendis Pharma AS (ADR)[1]	467,866	58,928
Sarepta Therapeutics, Inc.[1]	562,645	54,256

American Funds Insurance Series	63

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Zoetis, Inc., Class A	269,320	$53,156
Danaher Corp.	216,235	50,024
Catalent, Inc.[1]	1,110,573	49,898
Abbott Laboratories	398,968	43,914
Guardant Health, Inc.[1]	1,618,159	43,771
Bristol-Myers Squibb Co.	796,057	40,846
Align Technology, Inc.[1]	143,900	39,429
Edwards Lifesciences Corp.[1]	471,502	35,952
Veeva Systems, Inc., Class A1	186,440	35,893
R1 RCM, Inc.[1]	3,162,865	33,431
Verily Life Sciences, LLC[1,3,4]	300,178	31,351
Pfizer, Inc.	890,000	25,623
Exact Sciences Corp.[1]	328,930	24,334
Humana, Inc.	52,000	23,806
NovoCure, Ltd.[1]	1,183,355	17,667
agilon health, Inc.[1]	1,405,448	17,638
CRISPR Therapeutics AG1,2	262,678	16,444
McKesson Corp.	27,500	12,732
Galapagos NV1	173,355	7,058
Biohaven, Ltd.[1]	65,550	2,805
		5,548,890

Industrials 11.29%
TransDigm Group, Inc.	766,218	775,106
Uber Technologies, Inc.[1]	10,676,000	657,321
Jacobs Solutions, Inc.	2,169,000	281,536
Carrier Global Corp.	4,382,953	251,801
Caterpillar, Inc.	715,348	211,507
Ryanair Holdings PLC (ADR)	1,500,325	200,083
Ryanair Holdings PLC	96,554	2,032
General Electric Co.	1,414,588	180,544
United Rentals, Inc.	296,000	169,732
Airbus SE, non-registered shares	955,893	147,550
Robert Half, Inc.	1,403,500	123,396
MTU Aero Engines AG	541,769	116,769
Equifax, Inc.	468,622	115,886
Quanta Services, Inc.	476,400	102,807
Old Dominion Freight Line, Inc.	245,000	99,306
United Airlines Holdings, Inc.[1]	1,776,476	73,297
Southwest Airlines Co.	2,515,000	72,633
Republic Services, Inc.	437,004	72,066
Ceridian HCM Holding, Inc.[1]	1,005,539	67,492
Genpact, Ltd.	1,768,626	61,389
Axon Enterprise, Inc.[1]	233,551	60,333
Northrop Grumman Corp.	94,803	44,381
ITT, Inc.	343,000	40,927
Rockwell Automation	118,900	36,916
TransUnion	525,478	36,106
Ingersoll-Rand, Inc.	438,106	33,883
AMETEK, Inc.	204,860	33,779
HEICO Corp.	179,400	32,089
Boeing Co.[1]	116,800	30,445
Canadian Pacific Kansas City, Ltd.	376,000	29,727
Armstrong World Industries, Inc.	297,461	29,246
Saia, Inc.[1]	66,090	28,962
Waste Connections, Inc.	193,510	28,885
Fortive Corp.	381,000	28,053
Dun & Bradstreet Holdings, Inc.	2,339,500	27,372
Safran SA	137,245	24,211
FedEx Corp.	88,000	22,261
XPO, Inc.[1]	243,764	21,351
Vestis Corp.	999,932	21,139

64	American Funds Insurance Series

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Paylocity Holding Corp.[1]	123,239	$20,316
Veralto Corp.	185,603	15,268
Core & Main, Inc., Class A1	168,600	6,813
Einride AB1,3,4	78,648	2,674
		4,437,390

Financials 7.58%
Visa, Inc., Class A	2,789,473	726,239
Bank of America Corp.	7,760,600	261,299
Mastercard, Inc., Class A	610,368	260,328
Fiserv, Inc.[1]	1,833,900	243,615
KKR & Co., Inc.	2,616,216	216,753
Blackstone, Inc.	1,007,500	131,902
Apollo Asset Management, Inc.	1,286,147	119,856
Block, Inc., Class A1	1,395,307	107,927
Affirm Holdings, Inc., Class A1	1,999,051	98,233
MSCI, Inc.	156,590	88,575
Capital One Financial Corp.	648,500	85,031
Toast, Inc., Class A1	4,300,521	78,528
Marsh & McLennan Companies, Inc.	403,461	76,444
Brookfield Corp., Class A	1,763,605	70,756
UBS Group AG	1,535,000	47,675
Aon PLC, Class A	155,700	45,312
Progressive Corp.	271,528	43,249
Blue Owl Capital, Inc., Class A	2,891,712	43,087
Ryan Specialty Holdings, Inc., Class A1	870,000	37,427
Ares Management Corp., Class A	310,500	36,925
Arch Capital Group, Ltd.[1]	492,472	36,576
Wells Fargo & Co.	593,000	29,187
S&P Global, Inc.	64,900	28,590
Nasdaq, Inc.	411,500	23,925
Intercontinental Exchange, Inc.	127,000	16,311
Trupanion, Inc.[1]	519,075	15,837
Brookfield Asset Management, Ltd., Class A	250,000	10,043
		2,979,630

Energy 4.17%
Halliburton Co.	11,600,000	419,340
Canadian Natural Resources, Ltd. (CAD denominated)	5,941,700	389,268
Schlumberger NV	5,206,000	270,920
EOG Resources, Inc.	1,707,393	206,509
EQT Corp.	2,798,000	108,171
Tourmaline Oil Corp.	2,061,700	92,719
Cenovus Energy, Inc. (CAD denominated)	4,589,800	76,482
New Fortress Energy, Inc., Class A2	829,000	31,278
ConocoPhillips	168,186	19,521
MEG Energy Corp.[1]	830,000	14,827
Equitrans Midstream Corp.	936,942	9,538
		1,638,573

Consumer staples 3.76%
Dollar Tree Stores, Inc.[1]	2,084,201	296,061
Performance Food Group Co.[1]	3,559,500	246,139
Target Corp.	1,400,000	199,388
Dollar General Corp.	1,453,612	197,619
Costco Wholesale Corp.	287,855	190,007
Kroger Co.	2,137,000	97,682
Constellation Brands, Inc., Class A	264,013	63,825
Philip Morris International, Inc.	614,113	57,776
Monster Beverage Corp.[1]	835,498	48,133
Molson Coors Beverage Co., Class B, restricted voting shares	556,523	34,065

American Funds Insurance Series	65

Growth Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Keurig Dr Pepper, Inc.	903,000	$30,088
British American Tobacco PLC	429,990	12,548
JUUL Labs, Inc., Class A1,3,4	2,711,477	2,901
		1,476,232

Materials 2.35%
Wheaton Precious Metals Corp.	2,915,000	143,826
Linde PLC	328,570	134,947
Grupo México, SAB de CV, Series B	20,340,000	112,810
Silgan Holdings, Inc.	2,388,500	108,079
ATI, Inc.[1]	2,070,860	94,162
CF Industries Holdings, Inc.	1,006,500	80,017
Royal Gold, Inc.	599,000	72,455
Franco-Nevada Corp.	340,400	37,704
Glencore PLC	5,275,000	31,646
Olin Corp.	550,660	29,708
Mosaic Co.	830,420	29,671
Albemarle Corp.	160,186	23,144
Sherwin-Williams Co.	73,100	22,800
		920,969

Utilities 0.68%
PG&E Corp.	9,227,065	166,364
Constellation Energy Corp.	860,427	100,575
		266,939

Real estate 0.41%
Zillow Group, Inc., Class C, nonvoting shares[1]	2,492,002	144,187
CoStar Group, Inc.[1]	184,386	16,114
		160,301

Total common stocks (cost: $19,611,054,000)		38,655,951

Preferred securities 0.29%
Information technology 0.27%
Stripe, Inc., Series I, 6.00% noncumulative preferred shares[1,3,4]	2,763,342	70,520
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,3,4]	52,656	1,344
PsiQuantum Corp., Series D, preferred shares[1,3,4]	906,761	30,268
Tipalti Solutions, Ltd., Series F, preferred shares[1,3,4]	406,310	3,129
		105,261

Industrials 0.02%
ABL Space Systems Co., Series B2, 5.00% cumulative preferred shares[1,3,4,5]	153,713	5,027
ABL Space Systems Co., Series C1, 5.00% cumulative preferred shares[1,3,4,5]	42,272	1,382
Einride AB, Series C, preferred shares[1,3,4]	77,647	2,640
		9,049

Total preferred securities (cost: $102,962,000)		114,310

Rights & warrants 0.00%
Information technology 0.00%
Constellation Software, Inc., warrants, expire 3/31/2040[1,3]	53,352	—	[6]

Industrials 0.00%
ABL Space Systems Co., Series C-1, warrants, expire 12/13/2030[1,3,4]	31,704	—	[6]

Total rights & warrants (cost: $0)		—	[6]

66	American Funds Insurance Series

Growth Fund (continued)

Bonds, notes & other debt instruments 0.01%	Principal amount (000)		Value (000)
Corporate bonds, notes & loans 0.01%
Consumer discretionary 0.01%
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[7]	USD	5,576	$5,508

Total bonds, notes & other debt instruments (cost: $4,346,000)			5,508

Short-term securities 1.55%		Shares
Money market investments 1.50%
Capital Group Central Cash Fund 5.44%[8,9]		5,883,315	588,273

Money market investments purchased with collateral from securities on loan 0.05%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[8,10]		9,820,459	9,821
Capital Group Central Cash Fund 5.44%[8,9,10]		50,329	5,032
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[8,10]		4,850,125	4,850
			19,703

Total short-term securities (cost: $607,964,000)			607,976
Total investment securities 100.22% (cost: $20,326,326,000)			39,383,745
Other assets less liabilities (0.22)%			(84,935)

Net assets 100.00%			$39,298,810

Investments in affiliates9

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 1.51%
Money market investments 1.50%
Capital Group Central Cash Fund 5.44%[8]	$1,142,555	$4,221,017	$4,775,408		$315	$(206)	$588,273	$52,082
Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 5.44%[8,10]	24,410		19,378	[11]			5,032	—	[12]
Total 1.51%					$315	$(206)	$593,305	$52,082

American Funds Insurance Series	67

Growth Fund (continued)

Restricted securities4

	Acquisition date(s)	Cost (000)	Value (000)		Percent of net assets
Stripe, Inc., Series I, 6.00% noncumulative preferred shares[1,3]	3/15/2023	$55,638	$70,520		.18%
Stripe, Inc., Class B1,3	5/6/2021	6,766	4,303		.01
Stripe, Inc., Series H, 6.00% noncumulative preferred shares[1,3]	3/15/2021	2,113	1,344		.00	[13]
Verily Life Sciences, LLC[1,3]	12/21/2018	37,000	31,351		.08
PsiQuantum Corp., Series D, preferred shares[1,3]	5/28/2021	23,781	30,268		.08
ABL Space Systems Co., Series B2, 5.00% cumulative preferred shares[1,3,5]	10/22/2021	10,452	5,027		.01
ABL Space Systems Co., Series C1, 5.00% cumulative preferred shares[1,3,5]	12/14/2023	1,382	1,382		.01
ABL Space Systems Co., Series C-1, warrants, expire 12/13/2030[1,3]	12/14/2023	—	—	[6]	.00	[13]
Einride AB1,3	2/1/2023	2,674	2,674		.01
Einride AB, Series C, preferred shares[1,3]	11/23/2022	2,640	2,640		.00	[13]
Tipalti Solutions, Ltd., Series F, preferred shares[1,3]	12/1/2021	6,956	3,129		.01
JUUL Labs, Inc., Class A1,3	11/13/2023	43,768	2,901		.01
Total		$193,170	$155,539		.40%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $21,365,000, which represented .05% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $155,539,000, which represented .40% of the net assets of the fund.
[5]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[6]	Amount less than one thousand.
[7]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $5,508,000, which represented .01% of the net assets of the fund.
[8]	Rate represents the seven-day yield at 12/31/2023.
[9]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[10]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[11]	Represents net activity. Refer to Note 5 for more information on securities lending.
[12]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[13]	Amount less than .01%.

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

USD = U.S. dollars

Refer to the notes to financial statements.

68	American Funds Insurance Series

International Fund

Investment portfolio December 31, 2023

Common stocks 97.08%	Shares	Value (000)
Industrials 17.46%
Airbus SE, non-registered shares	1,387,973	$214,245
Recruit Holdings Co., Ltd.	4,154,609	177,374
Safran SA	714,612	126,061
Siemens AG	500,792	93,934
Melrose Industries PLC	12,204,660	88,179
Techtronic Industries Co., Ltd.	6,920,500	82,774
Ashtead Group PLC	971,740	67,332
MTU Aero Engines AG	229,720	49,512
NIBE Industrier AB, Class B	5,279,328	37,313
DSV A/S	201,977	35,530
International Container Terminal Services, Inc.	7,953,240	35,225
Kingspan Group PLC	385,126	33,284
Legrand SA	305,587	31,830
AB Volvo, Class B	1,078,902	28,047
Diploma PLC	599,545	27,312
Rumo SA	4,163,005	19,634
Shenzhen Inovance Technology Co., Ltd., Class A	1,843,417	16,396
Grab Holdings, Ltd., Class A1	4,287,405	14,449
Larsen & Toubro, Ltd.	324,571	13,739
Thales SA	92,053	13,614
DHL Group	253,300	12,547
Airports of Thailand PCL, foreign registered shares	5,078,900	8,808
ZTO Express (Cayman), Inc., Class A (ADR)	366,358	7,796
Bureau Veritas SA	292,900	7,403
Astra International Tbk PT	18,869,900	6,915
TELUS International (Cda), Inc., subordinate voting shares[1,2]	526,752	4,519
		1,253,772

Information technology 14.41%
Shopify, Inc., Class A, subordinate voting shares[1]	3,462,045	269,693
SK hynix, Inc.	1,056,148	115,316
Taiwan Semiconductor Manufacturing Co., Ltd.	5,561,000	107,024
ASML Holding NV	107,488	81,155
NICE, Ltd. (ADR)[1]	329,681	65,775
Samsung Electronics Co., Ltd.	970,662	59,036
SAP SE	332,301	51,116
Constellation Software, Inc.	19,406	48,114
Renesas Electronics Corp.[1]	2,574,000	46,196
Disco Corp.	184,300	45,352
NXP Semiconductors NV	173,200	39,781
Fujitsu, Ltd.	154,200	23,279
OBIC Co., Ltd.	114,500	19,662
Lasertec Corp.	69,200	18,085
Infosys, Ltd.	749,660	13,878
Dassault Systemes SE	277,000	13,560
Tata Consultancy Services, Ltd.	263,814	12,012
Canva, Inc.[1,3,4]	4,819	5,140
		1,034,174

Health care 12.02%
Novo Nordisk AS, Class B	2,895,071	299,451
Daiichi Sankyo Co., Ltd.	9,339,308	258,553
Grifols, SA, Class A, non-registered shares[1]	2,789,283	47,806
Grifols, SA, Class B (ADR)[1]	793,690	9,175
AstraZeneca PLC	296,157	39,887
Sanofi	401,199	39,776
Eurofins Scientific SE, non-registered shares	525,037	34,352
HOYA Corp.	228,400	28,406
WuXi AppTec Co., Ltd., Class H	2,289,733	23,412
WuXi AppTec Co., Ltd., Class A	288,960	2,978
Bayer AG	630,036	23,389
Takeda Pharmaceutical Co., Ltd.	690,800	19,831

American Funds Insurance Series	69

International Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Insulet Corp.[1]	46,653	$10,123
bioMérieux SA	85,777	9,556
Ambu AS, Class B, non-registered shares[1]	480,488	7,484
WuXi Biologics (Cayman), Inc.[1]	1,732,166	6,543
Siemens Healthineers AG	37,213	2,163
		862,885

Materials 11.77%
Fortescue, Ltd.	12,796,750	253,123
Glencore PLC	26,212,865	157,257
Shin-Etsu Chemical Co., Ltd.	2,849,700	119,078
First Quantum Minerals, Ltd.	11,403,572	93,377
Ivanhoe Mines, Ltd., Class A1	4,152,270	40,268
Ivanhoe Mines, Ltd., Class A1,4	3,675,281	35,642
Vale SA (ADR), ordinary nominative shares	1,756,600	27,860
Vale SA, ordinary nominative shares	161,800	2,565
Arkema SA	249,484	28,380
DSM-Firmenich AG	247,636	25,213
Wacker Chemie AG	147,773	18,649
Air Liquide SA	83,122	16,170
Linde PLC	35,287	14,493
BASF SE	208,760	11,241
Antofagasta PLC	72,963	1,561
		844,877

Consumer discretionary 11.34%
MercadoLibre, Inc.[1]	109,049	171,375
adidas AG	413,125	84,004
Evolution AB	699,962	83,776
LVMH Moët Hennessy-Louis Vuitton SE	84,813	68,794
Flutter Entertainment PLC[1]	357,914	63,033
Flutter Entertainment PLC (CDI)[1]	17,996	3,187
Ferrari NV (EUR denominated)	188,192	63,428
Maruti Suzuki India, Ltd.	488,078	60,381
Sony Group Corp.	587,500	55,668
Entain PLC	4,112,405	51,945
Compagnie Financière Richemont SA, Class A	278,839	38,461
Dowlais Group PLC	12,204,660	16,572
NEXT PLC	136,649	14,106
InterContinental Hotels Group PLC	134,272	12,127
Zalando SE, non-registered shares[1]	467,567	11,072
Fast Retailing Co., Ltd.	33,500	8,306
Hermès International	2,060	4,372
Coupang, Inc., Class A1	205,714	3,331
		813,938

Financials 11.32%
Kotak Mahindra Bank, Ltd.	7,259,052	166,328
AIA Group, Ltd.	14,331,276	124,473
NU Holdings, Ltd. / Cayman Islands, Class A1	11,870,233	98,879
Aegon, Ltd.	11,756,834	68,152
Banco Bilbao Vizcaya Argentaria, SA	6,624,400	60,357
ING Groep NV	3,979,140	59,569
HDFC Bank, Ltd.	1,814,987	37,234
HDFC Bank, Ltd. (ADR)	207,750	13,942
Bajaj Finserv, Ltd.	1,598,500	32,353
Axis Bank, Ltd.	2,029,545	26,845
Jio Financial Services, Ltd.[1]	8,958,436	25,045
FinecoBank SpA	1,271,778	19,108
B3 SA - Brasil, Bolsa, Balcao	5,967,300	17,746
Bank Central Asia Tbk PT	23,381,700	14,261
Bajaj Finance, Ltd.	151,942	13,363

70	American Funds Insurance Series

International Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Bank Mandiri (Persero) Tbk PT	27,858,000	$10,928
China Merchants Bank Co., Ltd., Class A	2,726,800	10,732
ICICI Bank, Ltd.	485,000	5,800
China Pacific Insurance (Group) Co., Ltd., Class H	2,236,800	4,506
Futu Holdings, Ltd. (ADR)[1]	52,123	2,847
		812,468

Energy 7.73%
Reliance Industries, Ltd.	7,221,202	224,099
Canadian Natural Resources, Ltd. (CAD denominated)	2,200,639	144,174
Cenovus Energy, Inc. (CAD denominated)	4,285,642	71,414
TotalEnergies SE	703,124	47,762
Neste OYJ	1,237,003	43,950
Shell PLC (GBP denominated)	448,462	14,570
Woodside Energy Group, Ltd.	429,900	9,107
		555,076

Communication services 4.75%
Bharti Airtel, Ltd.	11,630,448	144,080
Bharti Airtel, Ltd., interim shares	644,900	4,937
Tencent Holdings, Ltd.	1,309,606	49,478
Universal Music Group NV	1,717,633	49,049
Informa PLC	3,630,108	36,039
NetEase, Inc.	1,403,900	26,055
Ubisoft Entertainment SA1	800,864	20,497
Singapore Telecommunications, Ltd.	5,800,500	10,840
		340,975

Consumer staples 4.49%
Danone SA	878,392	56,974
Ajinomoto Co., Inc.	1,278,300	49,401
Kweichow Moutai Co., Ltd., Class A	197,623	48,004
Seven & i Holdings Co., Ltd.	1,139,200	45,118
Treasury Wine Estates, Ltd.	3,953,315	28,956
Nissin Foods Holdings Co., Ltd.	811,200	28,286
Kobe Bussan Co., Ltd.	885,600	26,135
JBS SA	4,012,623	20,511
Diageo PLC	375,982	13,654
Pernod Ricard SA	29,063	5,139
		322,178

Utilities 1.24%
ENN Energy Holdings, Ltd.	6,953,828	51,119
E.ON SE	1,101,028	14,770
Engie SA	831,097	14,614
SembCorp Industries, Ltd.	2,195,700	8,815
		89,318

Real estate 0.55%
ESR Group, Ltd.	14,852,600	20,501
Ayala Land, Inc.	18,147,800	11,290
China Resources Mixc Lifestyle Services, Ltd.	2,250,400	7,986
		39,777

Total common stocks (cost: $5,192,228,000)		6,969,438

Preferred securities 0.63%
Health care 0.37%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	2,274,930	26,429

American Funds Insurance Series	71

International Fund (continued)

Preferred securities (continued)	Shares	Value (000)
Consumer discretionary 0.13%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares	103,247	$9,105

Financials 0.13%
Itaú Unibanco Holding SA, preferred nominative shares	1,308,816	9,101

Information technology 0.00%
Canva, Inc., Series A, noncumulative preferred shares[1,3,4]	422	450
Canva, Inc., Series A-3, noncumulative preferred shares[1,3,4]	18	19
Canva, Inc., Series A-4, noncumulative preferred shares[1,3,4]	1	1
		470

Total preferred securities (cost: $57,976,000)		45,105

Rights & warrants 0.00%
Information technology 0.00%
Constellation Software, Inc., warrants, expire 3/31/2040[1,3]	7,730	—	[5]

Total rights & warrants (cost: $0)		—	[5]

Short-term securities 2.81%
Money market investments 2.81%
Capital Group Central Cash Fund 5.44%[6,7]	2,020,467	202,026

Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.44%[6,7,8]	467	47
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[6,8]	29,171	29
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[6,8]	1,069	1
		77

Total short-term securities (cost: $202,102,000)		202,103
Total investment securities 100.52% (cost: $5,452,306,000)		7,216,646
Other assets less liabilities (0.52)%		(37,634)

Net assets 100.00%		$7,179,012

Investments in affiliates7

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 2.81%
Money market investments 2.81%
Capital Group Central Cash Fund 5.44%[6]	$306,023	$1,078,215	$1,182,222	$57	$(47)	$202,026	$14,923

72	American Funds Insurance Series

International Fund (continued)

Investments in affiliates7 (continued)

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)		Net unrealized appreciation (depreciation) (000)		Value at 12/31/2023 (000)	Dividend or interest income (000)
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.44%[6,8]	$422	$	$375	[9]	$		$		$47	$—	[10]
Total 2.81%						$57		$(47)	$202,073	$14,923

Restricted securities4

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Ivanhoe Mines, Ltd., Class A1	12/18/2023	$32,962	$35,642	.49%
Canva, Inc.[1,3]	8/26/2021-11/4/2021	8,215	5,140	.07
Canva, Inc., Series A, noncumulative preferred shares[1,3]	11/4/2021	719	450	.01
Canva, Inc., Series A-3, noncumulative preferred shares[1,3]	11/4/2021	31	19	.00	[11]
Canva, Inc., Series A-4, noncumulative preferred shares[1,3]	11/4/2021	2	1	.00	[11]
Total		$41,929	$41,252	.57%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $82,000, which represented less than 0.01% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $41,252,000, which represented .57% of the net assets of the fund.
[5]	Amount less than one thousand.
[6]	Rate represents the seven-day yield at 12/31/2023.
[7]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Represents net activity. Refer to Note 5 for more information on securities lending.
[10]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[11]	Amount less than .01%.

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

EUR = Euros

GBP = British pounds

Refer to the notes to financial statements.

American Funds Insurance Series	73

New World Fund

Investment portfolio December 31, 2023

Common stocks 91.84%	Shares	Value (000)
Financials 15.31%
Kotak Mahindra Bank, Ltd.	2,131,574	$48,841
HDFC Bank, Ltd.	1,826,456	37,469
AIA Group, Ltd.	4,278,400	37,160
Capitec Bank Holdings, Ltd.	248,887	27,496
NU Holdings, Ltd. / Cayman Islands, Class A1	2,950,365	24,577
Bank Central Asia Tbk PT	39,663,323	24,192
B3 SA - Brasil, Bolsa, Balcao	7,116,559	21,164
AU Small Finance Bank, Ltd.	1,808,005	17,096
Banco Bilbao Vizcaya Argentaria, SA	1,750,272	15,947
Mastercard, Inc., Class A	35,390	15,094
Bank Mandiri (Persero) Tbk PT	36,715,900	14,403
Axis Bank, Ltd.	1,069,420	14,145
Ping An Insurance (Group) Company of China, Ltd., Class H	2,934,844	13,276
XP, Inc., Class A	502,485	13,100
ICICI Bank, Ltd. (ADR)	272,925	6,506
ICICI Bank, Ltd.	451,697	5,402
Visa, Inc., Class A	44,907	11,692
Cholamandalam Investment and Finance Co., Ltd.	766,667	11,591
Bajaj Finance, Ltd.	122,827	10,802
Eurobank Ergasias Services and Holdings SA1	5,058,832	8,980
Bank Rakyat Indonesia (Persero) Tbk PT	22,651,300	8,398
Discovery, Ltd.	1,004,040	7,888
Grupo Financiero Banorte, SAB de CV, Series O	751,619	7,558
Bank of Baroda	2,694,572	7,470
Erste Group Bank AG	183,121	7,430
PagSeguro Digital, Ltd., Class A1	591,987	7,382
Shriram Finance, Ltd.	293,006	7,216
Bank of the Philippine Islands	3,413,998	6,395
Industrial and Commercial Bank of China, Ltd., Class H	12,238,000	5,974
Edenred SA	94,580	5,679
National Bank of Greece SA1	816,245	5,664
Canara Bank	1,038,030	5,450
PB Fintech, Ltd.[1]	479,990	4,578
Alpha Services and Holdings SA1	2,385,745	4,047
Jio Financial Services, Ltd.[1]	1,424,671	3,983
Max Financial Services, Ltd.[1]	276,426	3,167
Brookfield Corp., Class A	77,870	3,124
Moody’s Corp.	7,566	2,955
DBS Group Holdings, Ltd.	116,173	2,935
Bajaj Finserv, Ltd.	135,800	2,749
Aon PLC, Class A	8,914	2,594
BDO Unibank, Inc.	1,094,810	2,577
East Money Information Co., Ltd., Class A	1,289,327	2,547
S&P Global, Inc.	5,641	2,485
China Pacific Insurance (Group) Co., Ltd., Class H	1,225,200	2,468
BNP Paribas SA	30,335	2,102
Hong Kong Exchanges and Clearing, Ltd.	58,600	2,005
Euronet Worldwide, Inc.[1]	19,353	1,964
Bank of Ningbo Co., Ltd., Class A	472,800	1,338
China Merchants Bank Co., Ltd., Class H	378,500	1,318
Prudential PLC	108,552	1,222
China Construction Bank Corp., Class H	1,934,000	1,157
Société Générale	38,740	1,033
TISCO Financial Group PCL, foreign registered shares	314,900	912
Akbank TAS	694,966	862
Nedbank Group, Ltd.	61,587	727
Postal Savings Bank of China Co., Ltd., Class H	1,166,752	556
Banco BTG Pactual SA, units	53,912	415
Moscow Exchange MICEX-RTS PJSC[2]	438,203	—	[3]
Sberbank of Russia PJSC[2]	2,662,164	—	[3]
		517,257

74	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Information technology 14.98%
Microsoft Corp.	282,716	$106,313
Taiwan Semiconductor Manufacturing Co., Ltd.	4,183,269	80,509
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	10,609	1,103
Broadcom, Inc.	37,347	41,689
ASML Holding NV	40,993	30,950
NVIDIA Corp.	55,782	27,624
Samsung Electronics Co., Ltd.	331,373	20,154
SK hynix, Inc.	133,741	14,603
Synopsys, Inc.[1]	26,054	13,415
Tata Consultancy Services, Ltd.	262,250	11,941
Apple, Inc.	60,046	11,561
SAP SE	73,904	11,368
ASM International NV	21,139	11,008
Keyence Corp.	25,100	11,002
Wolfspeed, Inc.[1]	229,036	9,965
Infosys, Ltd. (ADR)	319,373	5,870
Infosys, Ltd.	201,410	3,729
Micron Technology, Inc.	96,870	8,267
Capgemini SE	38,184	7,988
Cognizant Technology Solutions Corp., Class A	103,802	7,840
Disco Corp.	31,200	7,678
Tokyo Electron, Ltd.	38,700	6,879
Accenture PLC, Class A	19,032	6,679
EPAM Systems, Inc.[1]	17,779	5,286
MediaTek, Inc.	109,000	3,590
Intel Corp.	71,015	3,568
TE Connectivity, Ltd.	24,460	3,437
ON Semiconductor Corp.[1]	39,439	3,294
TDK Corp.	68,200	3,233
Nokia Corp.	927,500	3,187
Applied Materials, Inc.	17,561	2,846
Xiamen Faratronic Co., Ltd., Class A	215,500	2,810
Coforge, Ltd.	31,526	2,374
Trimble, Inc.[1]	39,663	2,110
E Ink Holdings, Inc.	316,000	2,021
KLA Corp.	3,307	1,922
Globant SA1	7,546	1,796
NICE, Ltd. (ADR)[1]	8,744	1,744
Atlassian Corp., Class A1	7,099	1,689
Hamamatsu Photonics KK	32,400	1,328
Kingdee International Software Group Co., Ltd.[1]	874,000	1,269
Canva, Inc.[1,2,4]	385	411
		506,050

Industrials 12.75%
Airbus SE, non-registered shares	334,120	51,574
Safran SA	150,094	26,477
Larsen & Toubro, Ltd.	593,280	25,113
Shenzhen Inovance Technology Co., Ltd., Class A	2,162,474	19,234
IMCD NV	110,227	19,233
Copa Holdings, SA, Class A	174,459	18,547
General Electric Co.	143,239	18,282
International Container Terminal Services, Inc.	3,678,980	16,294
DSV A/S	86,263	15,175
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	3,598,523	14,902
Rumo SA	2,819,101	13,296
Carrier Global Corp.	207,141	11,900
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	572,605	9,996
Grupo Aeroportuario del Pacífico, SAB de CV, Class B (ADR)	9,870	1,729
Caterpillar, Inc.	36,071	10,665
Grab Holdings, Ltd., Class A1	2,987,396	10,068
Techtronic Industries Co., Ltd.	832,500	9,957

American Funds Insurance Series	75

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Daikin Industries, Ltd.	60,900	$9,893
InPost SA1	694,225	9,597
TransDigm Group, Inc.	8,345	8,442
Astra International Tbk PT	20,769,500	7,611
BAE Systems PLC	514,868	7,284
Boeing Co.[1]	25,707	6,701
CCR SA, ordinary nominative shares	2,253,183	6,558
Siemens AG	34,068	6,390
Contemporary Amperex Technology Co., Ltd., Class A	271,925	6,247
Bharat Electronics, Ltd.	2,500,084	5,533
Thales SA	37,275	5,513
ZTO Express (Cayman), Inc., Class A (ADR)	250,247	5,325
SMC Corp.	9,900	5,294
Jiangsu Hengli Hydraulic Co., Ltd., Class A	640,864	4,936
Mitsui & Co., Ltd.	125,000	4,657
Wizz Air Holdings PLC[1]	156,622	4,395
Interpump Group SpA	70,888	3,672
RTX Corp.	37,311	3,139
Schneider Electric SE	15,460	3,113
ABB, Ltd.	66,329	2,948
Legrand SA	27,553	2,870
Epiroc AB, Class B	143,946	2,519
TELUS International (Cda), Inc., subordinate voting shares[1]	284,781	2,443
Bureau Veritas SA	92,816	2,346
Centre Testing International Group Co., Ltd.	1,034,596	2,066
MISUMI Group, Inc.	109,800	1,852
Ingersoll-Rand, Inc.	21,259	1,644
GT Capital Holdings, Inc.	116,310	1,239
Hitachi, Ltd.	15,400	1,113
Wuxi Lead Intelligent Equipment Co., Ltd., Class A	291,900	1,052
Ayala Corp.	70,270	864
Veralto Corp.	7,889	649
Haitian International Holdings, Ltd.	197,146	487
		430,834

Health care 11.84%
Novo Nordisk AS, Class B	877,364	90,750
Eli Lilly and Co.	83,856	48,881
Max Healthcare Institute, Ltd.	4,055,160	33,406
Thermo Fisher Scientific, Inc.	54,516	28,937
AstraZeneca PLC	202,378	27,257
Abbott Laboratories	154,428	16,998
BeiGene, Ltd. (ADR)[1]	70,132	12,649
BeiGene, Ltd.[1]	42,200	588
EssilorLuxottica SA	64,268	12,918
Innovent Biologics, Inc.[1]	2,082,873	11,373
Laurus Labs, Ltd.	2,185,717	11,286
Rede D’Or Sao Luiz SA	1,732,143	10,205
Jiangsu Hengrui Medicine Co., Ltd., Class A	1,560,188	9,937
Revvity, Inc.	84,820	9,272
Danaher Corp.	39,567	9,153
Hypera SA, ordinary nominative shares	1,046,769	7,565
WuXi AppTec Co., Ltd., Class H	410,200	4,194
WuXi AppTec Co., Ltd., Class A	191,719	1,976
Zoetis, Inc., Class A	27,822	5,491
WuXi Biologics (Cayman), Inc.[1]	1,217,600	4,600
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	109,100	4,477
Straumann Holding AG	26,306	4,256
Siemens Healthineers AG	66,725	3,877
Zai Lab, Ltd. (ADR)[1,5]	140,032	3,827
Legend Biotech Corp. (ADR)[1]	58,459	3,518
GE HealthCare Technologies, Inc.	39,967	3,090

76	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Pfizer, Inc.	100,008	$2,879
Align Technology, Inc.[1]	9,179	2,515
Shionogi & Co., Ltd.	44,400	2,138
Mettler-Toledo International, Inc.[1]	1,685	2,044
Teva Pharmaceutical Industries, Ltd. (ADR)[1]	187,358	1,956
Alcon, Inc.	22,320	1,748
Asahi Intecc Co., Ltd.	82,100	1,664
OdontoPrev SA	662,891	1,585
Medtronic PLC	16,936	1,395
Angelalign Technology, Inc.	99,606	720
Bayer AG	13,918	517
CanSino Biologics, Inc., Class H1,5	61,521	185
Shandong Pharmaceutical Glass Co., Ltd., Class A	47,100	170
		399,997

Consumer discretionary 10.47%
MercadoLibre, Inc.[1]	31,226	49,073
LVMH Moët Hennessy-Louis Vuitton SE	58,326	47,310
Midea Group Co., Ltd., Class A	3,754,668	28,911
Eicher Motors, Ltd.	368,146	18,294
Trip.com Group, Ltd. (ADR)[1]	459,378	16,542
Hermès International	7,705	16,352
Alibaba Group Holding, Ltd. (ADR)	105,344	8,165
Alibaba Group Holding, Ltd.	695,972	6,726
Galaxy Entertainment Group, Ltd.	2,627,000	14,683
Evolution AB	96,324	11,529
Jumbo SA	388,686	10,782
Titan Co., Ltd.	204,564	9,029
adidas AG	40,030	8,140
YUM! Brands, Inc.	60,921	7,960
Shenzhou International Group Holdings, Ltd.	696,700	7,149
Marriott International, Inc., Class A	31,603	7,127
NIKE, Inc., Class B	47,713	5,180
Tesla, Inc.[1]	20,117	4,999
Kering SA	11,078	4,916
Ferrari NV (EUR denominated)	13,500	4,550
Cie. Financière Richemont SA, Class A	31,696	4,372
Amadeus IT Group SA, Class A, non-registered shares	60,231	4,320
Airbnb, Inc., Class A1	31,507	4,289
Naspers, Ltd., Class N	22,539	3,858
Zhongsheng Group Holdings, Ltd.	1,581,500	3,814
InterContinental Hotels Group PLC	35,617	3,217
H World Group, Ltd. (ADR)	95,887	3,206
Industria de Diseño Textil, SA	73,014	3,185
Jubilant FoodWorks, Ltd.	451,187	3,060
Li Ning Co., Ltd.	1,134,155	3,060
Maruti Suzuki India, Ltd.	23,114	2,859
China Tourism Group Duty Free Corp., Ltd., Class H	272,570	2,671
Stellantis NV	104,093	2,438
Melco Resorts & Entertainment, Ltd. (ADR)[1]	234,864	2,083
Sands China, Ltd.[1]	696,400	2,032
Aptiv PLC[1]	22,350	2,005
General Motors Co.	47,313	1,699
Booking Holdings, Inc.[1]	417	1,479
Shangri-La Asia, Ltd.[1]	2,130,000	1,459
BYD Co., Ltd., Class H	52,500	1,443
IDP Education, Ltd.	98,395	1,339
Tube Investments of India, Ltd.	31,096	1,322
Magazine Luiza SA1	2,749,107	1,247
Inchcape PLC	132,241	1,202
Renault SA	28,126	1,151
Flutter Entertainment PLC[1]	6,201	1,092

American Funds Insurance Series	77

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Gree Electric Appliances, Inc. of Zhuhai, Class A	132,946	$603
Cyrela Brazil Realty SA, ordinary nominative shares	91,635	450
TVS Motor Co., Ltd.	17,427	424
Foschini Group, Ltd. (The)	68,408	415
Woolworths Holdings, Ltd.	90,404	357
Americanas SA, ordinary nominative shares[1]	801,908	150
Meituan, Class B1	5,521	58
		353,776

Materials 6.92%
Vale SA (ADR), ordinary nominative shares	1,366,617	21,675
Vale SA, ordinary nominative shares	1,151,624	18,261
Freeport-McMoRan, Inc.	563,042	23,969
Asian Paints, Ltd.	454,360	18,564
Linde PLC	43,853	18,011
Sika AG	51,876	16,950
First Quantum Minerals, Ltd.	1,359,921	11,135
Pidilite Industries, Ltd.	340,365	11,096
Albemarle Corp.	61,201	8,842
Barrick Gold Corp.	460,020	8,322
Shin-Etsu Chemical Co., Ltd.	195,200	8,157
Gerdau SA (ADR)	1,532,534	7,433
Jindal Steel & Power, Ltd.	709,773	6,372
LANXESS AG	203,269	6,363
Givaudan SA	1,339	5,570
Glencore PLC	789,909	4,739
Wacker Chemie AG	30,792	3,886
Arkema SA	33,368	3,796
Nutrien, Ltd. (CAD denominated)	66,242	3,732
CEMEX, SAB de CV (ADR), ordinary participation certificates, units[1]	468,502	3,631
Loma Negra Compania Industrial Argentina SA (ADR)	409,335	2,902
Shandong Sinocera Functional Material Co., Ltd., Class A	847,500	2,769
Fresnillo PLC	350,361	2,646
Amcor PLC (CDI)	225,193	2,177
BASF SE	39,350	2,119
Akzo Nobel NV	25,296	2,090
Wheaton Precious Metals Corp.	38,312	1,890
Grupo México, SAB de CV, Series B	217,217	1,205
OCI NV	36,366	1,057
China Jushi Co., Ltd., Class A	714,543	989
Umicore SA	34,684	953
Guangzhou Tinci Materials Technology Co., Ltd., Class A	263,900	932
DSM-Firmenich AG	8,226	837
Polymetal International PLC[1]	76,572	344
Antofagasta PLC	12,230	262
Alrosa PJSC[2]	1,123,215	—	[3]
		233,676

Communication services 6.69%
Meta Platforms, Inc., Class A1	108,519	38,411
Alphabet, Inc., Class C1	157,306	22,169
Alphabet, Inc., Class A1	78,363	10,947
Bharti Airtel, Ltd.	2,585,534	32,030
Bharti Airtel, Ltd., interim shares	61,951	474
Tencent Holdings, Ltd.	798,351	30,162
MTN Group, Ltd.	3,574,653	22,548
NetEase, Inc.	574,949	10,671
NetEase, Inc. (ADR)	25,180	2,346
América Móvil, SAB de CV, Class B (ADR)	573,318	10,618
Telkom Indonesia (Persero) Tbk PT, Class B	38,470,300	9,874
Telefónica, SA, non-registered shares	1,898,075	7,453
Netflix, Inc.[1]	13,189	6,422

78	American Funds Insurance Series

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Communication services (continued)
TIM SA	1,343,498	$4,956
Singapore Telecommunications, Ltd.	1,997,800	3,733
Vodafone Group PLC	4,232,067	3,676
Informa PLC	288,172	2,861
Telefônica Brasil SA, ordinary nominative shares	207,300	2,279
Yandex NV, Class A1,2	129,388	1,985
JCDecaux SE1	80,520	1,621
Saudi Telecom Co., non-registered shares	54,371	586
		225,822

Consumer staples 6.61%
Kweichow Moutai Co., Ltd., Class A	113,407	27,547
ITC, Ltd.	3,838,302	21,288
Varun Beverages, Ltd.	1,234,514	18,341
Arca Continental, SAB de CV	1,157,120	12,634
Bunge Global SA	122,076	12,324
Nestlé SA	99,773	11,547
JBS SA	2,159,116	11,037
Monster Beverage Corp.[1]	188,504	10,860
Constellation Brands, Inc., Class A	35,349	8,546
Ajinomoto Co., Inc.	216,899	8,382
Raia Drogasil SA, ordinary nominative shares	1,167,683	7,048
Kao Corp.	169,000	6,945
Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	2,872,918	6,458
Anheuser-Busch InBev SA/NV	93,931	6,069
Carlsberg A/S, Class B	45,546	5,709
Pernod Ricard SA	31,776	5,619
Avenue Supermarts, Ltd.[1]	112,159	5,498
DINO POLSKA SA, non-registered shares[1]	43,220	5,058
Mondelez International, Inc., Class A	62,269	4,510
British American Tobacco PLC	153,810	4,488
Foshan Haitian Flavouring and Food Co., Ltd., Class A	695,796	3,719
L’Oréal SA, non-registered shares	5,862	2,915
Philip Morris International, Inc.	30,823	2,900
Uni-Charm Corp.	63,600	2,298
Dabur India, Ltd.	331,831	2,221
Danone SA	31,931	2,071
United Spirits, Ltd.	141,557	1,898
Proya Cosmetics Co., Ltd., Class A	91,768	1,284
Budweiser Brewing Co., APAC, Ltd.	573,900	1,071
Wuliangye Yibin Co., Ltd., Class A	47,971	947
Diageo PLC	24,169	878
Reckitt Benckiser Group PLC	11,580	799
Clicks Group, Ltd.	17,686	315
X5 Retail Group NV (GDR)[1,2]	88,147	—	[3]
		223,224

Energy 3.11%
Reliance Industries, Ltd.	918,465	28,503
TotalEnergies SE	333,615	22,662
New Fortress Energy, Inc., Class A5	276,960	10,450
Baker Hughes Co., Class A	293,006	10,015
Exxon Mobil Corp.	73,718	7,370
Saudi Arabian Oil Co.	712,293	6,278
Cheniere Energy, Inc.	31,889	5,444
Schlumberger NV	72,952	3,796
Chevron Corp.	23,220	3,464
Shell PLC (GBP denominated)	76,198	2,476
Borr Drilling, Ltd.[1]	166,505	1,226
Borr Drilling, Ltd. (NOK denominated)[1]	161,906	1,207
Woodside Energy Group, Ltd.	60,599	1,284
INPEX Corp.[5]	42,400	571

American Funds Insurance Series	79

New World Fund (continued)

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Petróleo Brasileiro SA (Petrobras) (ADR), ordinary nominative shares	23,280	$372
Gazprom PJSC[1,2]	945,858	—	[3]
Rosneft Oil Co. PJSC[2]	588,661	—	[3]
		105,118

Real estate 1.97%
Macrotech Developers, Ltd.	2,207,035	27,122
Fibra Uno Administración REIT, SA de CV	3,951,259	7,113
ALLOS SA, ordinary nominative shares	1,250,769	6,768
American Tower Corp. REIT	27,097	5,850
KE Holdings, Inc., Class A (ADR)	318,916	5,170
CK Asset Holdings, Ltd.	981,000	4,906
China Resources Mixc Lifestyle Services, Ltd.	1,192,800	4,233
ESR Group, Ltd.	2,513,600	3,469
Longfor Group Holdings, Ltd.	1,173,846	1,883
Ayala Land, Inc.	222,500	138
		66,652

Utilities 1.19%
AES Corp.	619,432	11,924
ENN Energy Holdings, Ltd.	1,609,205	11,830
Equatorial Energia SA, ordinary nominative shares	1,259,296	9,256
Power Grid Corporation of India, Ltd.	1,770,556	5,040
Engie SA	93,656	1,647
China Resources Gas Group, Ltd.	100,000	327
China Gas Holdings, Ltd.	67,400	67
		40,091

Total common stocks (cost: $2,144,852,000)		3,102,497

Preferred securities 0.66%
Financials 0.31%
Itaú Unibanco Holding SA (ADR), preferred nominative shares	449,330	3,123
Itaú Unibanco Holding SA, preferred nominative shares	315,302	2,192
Banco Bradesco SA, preferred nominative shares	1,512,701	5,267
		10,582

Real estate 0.19%
QuintoAndar, Ltd., Series E, preference shares[1,2,4]	32,657	5,091
QuintoAndar, Ltd., Series E-1, preference shares[1,2,4]	8,400	1,309
		6,400

Consumer discretionary 0.12%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares	41,073	3,622
Getir BV, Series D, preferred shares[1,2,4]	7,768	468
		4,090

Information technology 0.03%
Samsung Electronics Co., Ltd., nonvoting preferred shares	23,177	1,118
Canva, Inc., Series A, noncumulative preferred shares[1,2,4]	34	36
Canva, Inc., Series A-3, noncumulative preferred shares[1,2,4]	1	1
		1,155

Industrials 0.01%
GOL Linhas Aéreas Inteligentes SA, preferred nominative shares[1]	129,359	234

Total preferred securities (cost: $23,340,000)		22,461

80	American Funds Insurance Series

New World Fund (continued)

Rights & warrants 0.05%	Shares		Value (000)
Consumer discretionary 0.03%
Midea Group Co., Ltd., Class A, warrants, expire 2/26/2024[1,6]		128,407	$989

Industrials 0.02%
Centre Testing International Group Co., Ltd., Class A, warrants, expire 3/20/2024[1,6]		425,100	849

Total rights & warrants (cost: $2,099,000)			1,838

Convertible bonds & notes 0.01%	Principal amount (000)
Energy 0.01%
Abu Dhabi National Oil Co., convertible notes, 0.70% 6/4/2024	USD	200	195

Total convertible bonds & notes (cost: $195,000)			195

Bonds, notes & other debt instruments 3.95%
Bonds & notes of governments & government agencies outside the U.S. 3.40%
Abu Dhabi (Emirate of) 1.70% 3/2/2031[6]		200	170
Angola (Republic of) 9.50% 11/12/2025		400	394
Angola (Republic of) 8.25% 5/9/2028		500	462
Angola (Republic of) 8.00% 11/26/2029[6]		445	396
Angola (Republic of) 8.75% 4/14/2032[6]		280	247
Argentine Republic 1.00% 7/9/2029		32	13
Argentine Republic 3.625% 7/9/2035 (4.125% on 7/9/2024)[7]		2,217	766
Argentine Republic 4.25% 1/9/2038 (5.00% on 7/9/2024)[7]		1,091	434
Argentine Republic 3.50% 7/9/2041 (4.875% on 7/9/2029)[7]		2,454	843
Brazil (Federative Republic of) 0% 1/1/2024	BRL	10,200	2,099
Brazil (Federative Republic of) 10.00% 1/1/2027		10,669	2,205
Brazil (Federative Republic of) 6.00% 5/15/2027[8]		30,772	6,383
Brazil (Federative Republic of) 10.00% 1/1/2031		8,986	1,828
Brazil (Federative Republic of) 10.00% 1/1/2033		26,684	5,415
Brazil (Federative Republic of) 6.00% 8/15/2050[8]		1,672	365
Chile (Republic of) 6.00% 4/1/2033	CLP	1,170,000	1,398
Chile (Republic of) 5.30% 11/1/2037		480,000	549
Chile (Republic of) 4.34% 3/7/2042	USD	350	314
China (People’s Republic of), Series INBK, 2.89% 11/18/2031	CNY	30,480	4,399
China (People’s Republic of), Series INBK, 2.88% 2/25/2033		11,700	1,690
China (People’s Republic of), Series INBK, 3.72% 4/12/2051		27,530	4,487
China (People’s Republic of), Series INBK, 3.12% 10/25/2052		10,410	1,531
Colombia (Republic of) 3.25% 4/22/2032	USD	700	558
Colombia (Republic of) 8.00% 11/14/2035		200	219
Colombia (Republic of) 5.20% 5/15/2049		755	592
Colombia (Republic of), Series B, 7.00% 3/26/2031	COP	2,927,200	652
Colombia (Republic of), Series B, 13.25% 2/9/2033		10,560,100	3,236
Cote d’Ivoire (Republic of) 4.875% 1/30/2032	EUR	150	140
Czech Republic 1.25% 2/14/2025	CZK	32,530	1,401
Czech Republic 1.95% 7/30/2037		19,010	685
Dominican Republic 8.625% 4/20/2027[6]	USD	575	603
Dominican Republic 5.50% 2/22/2029[6]		275	269
Dominican Republic 11.375% 7/6/2029	DOP	12,800	234
Dominican Republic 7.05% 2/3/2031[6]	USD	150	158
Dominican Republic 13.625% 2/3/2033	DOP	9,000	189
Dominican Republic 11.25% 9/15/2035		49,350	919
Dominican Republic 5.875% 1/30/2060	USD	1,725	1,496
Dominican Republic 5.875% 1/30/2060[6]		280	243
Egypt (Arab Republic of) 6.375% 4/11/2031	EUR	450	320
Egypt (Arab Republic of) 8.50% 1/31/2047	USD	400	250
Egypt (Arab Republic of) 8.875% 5/29/2050		455	291
Egypt (Arab Republic of) 8.75% 9/30/2051		500	317
Egypt (Arab Republic of) 8.15% 11/20/2059[6]		500	309

American Funds Insurance Series	81

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Ethiopia (Federal Democratic Republic of) 6.625% 12/11/2024[9]	USD	440	$299
Gabonese Republic 7.00% 11/24/2031		300	251
Ghana (Republic of) 7.75% 4/7/2029[6,9]		1,125	495
Ghana (Republic of) 8.125% 3/26/2032[9]		1,280	566
Honduras (Republic of) 6.25% 1/19/2027		1,365	1,314
Honduras (Republic of) 5.625% 6/24/2030		678	606
Honduras (Republic of) 5.625% 6/24/2030[6]		281	251
Hungary (Republic of) 6.25% 9/22/2032[6]		330	353
Hungary (Republic of), Series A, 6.75% 10/22/2028	HUF	519,260	1,556
India (Republic of) 6.54% 1/17/2032	INR	81,680	944
Indonesia (Republic of) 6.625% 2/17/2037		USD300	352
Indonesia (Republic of) 7.125% 6/15/2038	IDR	32,478,000	2,209
Indonesia (Republic of), Series 95, 6.375% 8/15/2028		48,630,000	3,153
Indonesia (Republic of), Series 82, 7.00% 9/15/2030		12,900,000	856
Indonesia (Republic of), Series 96, 7.00% 2/15/2033		27,200,000	1,832
International Bank for Reconstruction and Development 6.85% 4/24/2028	INR	78,000	940
Kenya (Republic of) 6.875% 6/24/2024	USD	400	390
Kenya (Republic of) 8.25% 2/28/2048[6]		400	333
Malaysia (Federation of), Series 0119, 3.906% 7/15/2026	MYR	3,240	713
Malaysia (Federation of), Series 0219, 3.885% 8/15/2029		2,095	460
Malaysia (Federation of), Series 0419, 3.828% 7/5/2034		4,280	926
Malaysia (Federation of), Series 0418, 4.893% 6/8/2038		7,106	1,699
Malaysia (Federation of), Series 0519, 3.757% 5/22/2040		2,200	459
Malaysia (Federation of), Series 0519, 4.638% 11/15/2049		1,030	235
Malaysia (Federation of), Series 0120, 4.065% 6/15/2050		631	135
Malaysia (Federation of), Series 022, 5.357% 5/15/2052		989	251
MFB Magyar Fejlesztesi Bank Zartkoruen Mukodo Reszvenytarsasag 6.50% 6/29/2028	USD	940	969
Mongolia (State of) 4.45% 7/7/2031		300	252
Morocco (Kingdom of) 5.95% 3/8/2028[6]		255	262
Mozambique (Republic of) 9.00% 9/15/2031		1,300	1,111
Oman (Sultanate of) 6.25% 1/25/2031[6]		200	211
Oman (Sultanate of) 6.75% 1/17/2048		285	299
Panama (Republic of) 3.75% 4/17/2026		100	94
Panama (Republic of) 6.875% 1/31/2036		410	410
Panama (Republic of) 4.50% 4/16/2050		200	139
Panama (Republic of) 6.853% 3/28/2054		590	554
Panama (Republic of) 4.50% 1/19/2063		200	131
Paraguay (Republic of) 4.95% 4/28/2031		320	313
Peru (Republic of) 3.00% 1/15/2034		225	191
Peru (Republic of) 6.55% 3/14/2037		1,070	1,195
Peru (Republic of) 3.55% 3/10/2051		370	282
Peru (Republic of) 2.78% 12/1/2060		100	63
PETRONAS Capital, Ltd. 4.55% 4/21/2050[6]		400	368
Philippines (Republic of) 6.375% 10/23/2034		145	165
Philippines (Republic of) 3.95% 1/20/2040		500	452
Poland (Republic of) 4.875% 10/4/2033		560	569
Poland (Republic of), Series 0726, 2.50% 7/25/2026	PLN	7,680	1,839
Qatar (State of) 4.50% 4/23/2028[6]	USD	450	456
Romania 2.00% 1/28/2032	EUR	1,375	1,179
Romania 2.00% 4/14/2033		300	249
Romania 5.125% 6/15/2048[6]	USD	500	430
Senegal (Republic of) 4.75% 3/13/2028	EUR	600	613
South Africa (Republic of) 5.875% 4/20/2032	USD	400	380
South Africa (Republic of), Series R-213, 7.00% 2/28/2031	ZAR	57,197	2,619
South Africa (Republic of), Series R-2035, 8.875% 2/28/2035		100,363	4,639
South Africa (Republic of), Series R-2040, 9.00% 1/31/2040		26,540	1,138
South Africa (Republic of), Series R-2048, 8.75% 2/28/2048		42,450	1,712
Sri Lanka (Democratic Socialist Republic of) 6.125% 6/3/2025	USD	200	103
Sri Lanka (Democratic Socialist Republic of) 6.85% 11/3/2025		950	492
Sri Lanka (Democratic Socialist Republic of) 7.55% 3/28/2030		271	137
Thailand (Kingdom of) 2.875% 12/17/2028	THB	15,532	460

82	American Funds Insurance Series

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Thailand (Kingdom of) 3.45% 6/17/2043	THB	18,658	$569
Tunisia (Republic of) 5.625% 2/17/2024	EUR	1,820	1,944
Tunisia (Republic of) 5.75% 1/30/2025	USD	425	350
Turkey (Republic of) 9.875% 1/15/2028		200	222
Turkey (Republic of) 17.30% 7/19/2028	TRY	27,700	761
Turkey (Republic of) 11.875% 1/15/2030	USD	500	630
Turkey (Republic of) 17.80% 7/13/2033	TRY	1,145	31
Ukraine 8.994% 2/1/2026[9]	USD	600	180
Ukraine 7.75% 9/1/2029[9]		2,328	646
Ukraine 9.75% 11/1/2030[9]		900	261
Ukraine 7.375% 9/25/2034[9]		2,180	518
United Mexican States 4.75% 3/8/2044		800	690
United Mexican States 3.75% 4/19/2071		200	134
United Mexican States, Series M, 7.50% 6/3/2027	MXN	20,360	1,136
United Mexican States, Series M20, 8.50% 5/31/2029		9,159	528
United Mexican States, Series M, 7.75% 5/29/2031		83,380	4,583
United Mexican States, Series M, 7.50% 5/26/2033		63,500	3,390
United Mexican States, Series M30, 8.50% 11/18/2038		23,600	1,327
United Mexican States, Series M, 8.00% 7/31/2053		20,070	1,050
Venezuela (Bolivarian Republic of) 7.00% 12/1/2018[9]	USD	75	11
Venezuela (Bolivarian Republic of) 7.75% 10/13/2019[9]		930	132
Venezuela (Bolivarian Republic of) 6.00% 12/9/2020[9]		805	113
Venezuela (Bolivarian Republic of) 9.00% 5/7/2023[9]		800	126
Venezuela (Bolivarian Republic of) 8.25% 10/13/2024[9]		180	28
Venezuela (Bolivarian Republic of) 9.25% 5/7/2028[9]		230	40
Venezuela (Bolivarian Republic of) 7.00% 3/31/2038[9]		65	10
			114,933

Corporate bonds, notes & loans 0.55%
Energy 0.15%
Oleoducto Central SA 4.00% 7/14/2027[6]		255	237
Oleoducto Central SA 4.00% 7/14/2027		200	186
Petrobras Global Finance BV 6.85% 6/5/2115		314	296
Petroleos Mexicanos 7.19% 9/12/2024	MXN	22,000	1,239
Petroleos Mexicanos 6.49% 1/23/2027	USD	2,585	2,427
PTTEP Treasury Center Co., Ltd. 2.993% 1/15/2030		200	181
Sinopec Group Overseas Development (2018), Ltd. 3.10% 1/8/2051[6]		630	458
			5,024

Financials 0.09%
Bangkok Bank Public Co., Ltd. 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[7]		800	712
BBVA Bancomer SA 8.45% 6/29/2038 (5-year UST Yield Curve Rate T Note Constant Maturity + 4.661% on 6/29/2033)[6,7]		340	363
CMB International Leasing Management, Ltd. 2.75% 8/12/2030		300	257
HDFC Bank, Ltd. 3.70% junior subordinated perpetual bonds (5-Year UST Yield Curve Rate T Note Constant Maturity + 2.925% on 2/25/2027)[6,7]		600	548
HSBC Holdings PLC 7.399% 11/13/2034 (USD-SOFR + 3.02% on 11/13/2033)[7]		600	658
HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043)[7]		600	647
			3,185

Communication services 0.08%
América Móvil, SAB de CV, 9.50% 1/27/2031	MXN	24,000	1,376
Axiata SPV5 (Labuan), Ltd. 3.064% 8/19/2050	USD	357	247
PLDT, Inc. 2.50% 1/23/2031		210	175
Tencent Holdings, Ltd. 3.975% 4/11/2029		400	381
Tencent Holdings, Ltd. 3.24% 6/3/2050[6]		580	387
			2,566

American Funds Insurance Series	83

New World Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities 0.07%
Aegea Finance SARL 9.00% 1/20/2031[6]	USD	275	$293
AES Panama Generation Holdings SRL 4.375% 5/31/2030[6]		275	231
Empresas Publicas de Medellin ESP 4.25% 7/18/2029[6]		412	352
State Grid Europe Development (2014) PLC 3.125% 4/7/2025		1,400	1,368
			2,244

Materials 0.06%
Braskem Idesa SAPI 7.45% 11/15/2029		775	488
Braskem Idesa SAPI 7.45% 11/15/2029[6]		300	189
Braskem Netherlands Finance BV 8.50% 1/12/2031[6]		355	331
CSN Resources SA 8.875% 12/5/2030[6]		400	417
GC Treasury Center Co., Ltd. 4.40% 3/30/2032[6]		230	210
Sasol Financing USA, LLC 5.875% 3/27/2024		500	497
			2,132

Consumer discretionary 0.05%
Alibaba Group Holding, Ltd. 3.15% 2/9/2051		410	269
Arcos Dorados BV 6.125% 5/27/2029		450	450
Meituan 3.05% 10/28/2030[6]		400	338
MercadoLibre, Inc. 3.125% 1/14/2031		400	343
Sands China, Ltd. 4.625% 6/18/2030		220	200
			1,600

Consumer staples 0.03%
MARB BondCo PLC 3.95% 1/29/2031		520	423
NBM US Holdings, Inc. 7.00% 5/14/2026[4]		200	203
NBM US Holdings, Inc. 6.625% 8/6/2029[4]		420	412
			1,038

Health care 0.01%
Rede D’Or Finance SARL 4.50% 1/22/2030		480	435

Industrials 0.01%
Mexico City Airport Trust 4.25% 10/31/2026		200	193

Total corporate bonds, notes & loans			18,417

Total bonds, notes & other debt instruments (cost: $135,928,000)			133,350

Short-term securities 4.04%		Shares
Money market investments 4.01%
Capital Group Central Cash Fund 5.44%[10,11]		1,354,533	135,440

84	American Funds Insurance Series

New World Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.03%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[10,12]	664,565	$665
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[10,12]	340,555	340
		1,005

Total short-term securities (cost: $136,437,000)		136,445
Total investment securities 100.55% (cost: $2,442,851,000)		3,396,786
Other assets less liabilities (0.55)%		(18,499)

Net assets 100.00%		$3,378,287

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
2 Year U.S. Treasury Note Futures	Long	95	4/3/2024	USD	19,562	$194
10 Year Euro-Bund Futures	Short	19	3/11/2024		(2,878)	(85)
10 Year Ultra U.S. Treasury Note Futures	Short	34	3/28/2024		(4,012)	(180)
30 Year Ultra U.S. Treasury Bond Futures	Long	4	3/28/2024		534	50
						$(21)

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)
IDR	14,580,000	USD	943	Citibank	1/5/2024	$4
USD	941	IDR	14,580,000	Citibank	1/5/2024	(6)
USD	2,710	EUR	2,497	Morgan Stanley	1/8/2024	(48)
EUR	156	USD	168	Morgan Stanley	1/11/2024	4
BRL	13,005	USD	2,645	Citibank	1/12/2024	30
COP	540,787	USD	135	Morgan Stanley	1/12/2024	4
INR	36,577	USD	438	Standard Chartered Bank	1/12/2024	1
USD	17	CLP	15,136	Morgan Stanley	1/12/2024	— [3]
IDR	1,205,515	USD	78	JPMorgan Chase	1/12/2024	— [3]
USD	576	BRL	2,860	Citibank	1/12/2024	(13)
USD	1,586	MXN	27,560	Citibank	1/12/2024	(32)
HUF	504,380	USD	1,420	JPMorgan Chase	1/18/2024	30
CZK	21,025	USD	930	Barclays Bank PLC	1/18/2024	10
USD	61	ZAR	1,125	Bank of America	1/18/2024	— [3]
USD	39	PLN	156	Goldman Sachs	1/18/2024	(1)
USD	4,745	MYR	22,105	HSBC Bank	1/19/2024	(82)
MXN	8,749	USD	503	JPMorgan Chase	1/22/2024	10
USD	1,560	ZAR	29,086	Goldman Sachs	1/22/2024	(27)
USD	1,005	CNH	7,158	Morgan Stanley	1/23/2024	(2)
TRY	30,935	USD	986	Barclays Bank PLC	3/7/2024	(2)
CZK	18,535	USD	820	Barclays Bank PLC	6/10/2024	7
						$(113)

American Funds Insurance Series	85

New World Fund (continued)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at		Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)		(received) (000)	at 12/31/2023 (000)
8.61%	28-day	28-day MXN-TIIE	28-day	8/3/2028	MXN43,530	$—	[3]	$—	$—	[3]

Bilateral interest rate swaps

Receive		Pay				Notional	Value at		Upfront premium paid	Unrealized appreciation depreciation)
Rate	Payment frequency	Rate	Payment frequency	Counterparty	Expiration date	amount (000)	12/31/2023 (000)		(received) (000)	at 12/31/2023 (000)
10.535%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2025	BRL6,315	$—	[3]	$—	$—	[3]
10.775%	At maturity	BZDIOVER	At maturity	Barclays Bank PLC	1/2/2029	BRL4,534	36		—	36
11.175%	At maturity	BZDIOVER	At maturity	Bank of America	1/2/2031	BRL3,670	59		—	59
							$95		$—	$95

Investments in affiliates13

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 4.01%
Money market investments 4.01%
Capital Group Central Cash Fund 5.44%[10]	$167,328	$395,833	$427,726		$17	$(12)	$135,440	$8,436
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.44%[10]	86		86	[14]			—	—	[15]
Total 4.01%					$17	$(12)	$135,440	$8,436

Restricted securities4

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
QuintoAndar, Ltd., Series E, preference shares[1,2]	5/26/2021	$5,258	$5,091	.15%
QuintoAndar, Ltd., Series E-1, preference shares[1,2]	12/20/2021	1,716	1,309	.04
NBM US Holdings, Inc. 6.625% 8/6/2029	7/8/2022	406	412	.01
NBM US Holdings, Inc. 7.00% 5/14/2026	5/16/2023	193	203	.01
Getir BV, Series D, preferred shares[1,2]	5/27/2021	3,500	468	.01
Canva, Inc.[1,2]	8/26/2021-11/4/2021	656	411	.01
Canva, Inc., Series A, noncumulative preferred shares[1,2]	11/4/2021	58	36	.00	[16]
Canva, Inc., Series A-3, noncumulative preferred shares[1,2]	11/4/2021	2	1	.00	[16]
Total		$11,789	$7,931	.23%

86	American Funds Insurance Series

New World Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $7,931,000, which represented .23% of the net assets of the fund.
[5]	All or a portion of this security was on loan. The total value of all such securities was $1,705,000, which represented .05% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $11,746,000, which represented .35% of the net assets of the fund.
[7]	Step bond; coupon rate may change at a later date.
[8]	Index-linked bond whose principal amount moves with a government price index.
[9]	Scheduled interest and/or principal payment was not received.
[10]	Rate represents the seven-day yield at 12/31/2023.
[11]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[12]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[13]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[14]	Represents net activity. Refer to Note 5 for more information on securities lending.
[15]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[16]	Amount less than .01%.

Key to abbreviation(s)

ADR = American Depositary Receipts

BRL = Brazilian reais

BZDIOVER = Overnight Brazilian Interbank Deposit Rate

CAD = Canadian dollars

CDI = CREST Depository Interest

CLP = Chilean pesos

CNH = Chinese yuan renminbi

CNY = Chinese yuan

COP = Colombian pesos

CZK = Czech korunas

DOP = Dominican pesos

EUR = Euros

GBP = British pounds

GDR = Global Depositary Receipts

HUF = Hungarian forints

IDR = Indonesian rupiah

INR = Indian rupees

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK = Norwegian kroner

PLN = Polish zloty

REIT = Real Estate Investment Trust

SOFR = Secured Overnight Financing Rate

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

TRY = Turkish lira

USD = U.S. dollars

ZAR = South African rand

Refer to the notes to financial statements.

American Funds Insurance Series	87

Washington Mutual Investors Fund

Investment portfolio December 31, 2023

Common stocks 96.62%	Shares	Value (000)
Information technology 22.22%
Broadcom, Inc.	673,902	$752,243
Microsoft Corp.	1,781,641	669,968
Intel Corp.	3,034,152	152,466
Apple, Inc.	650,463	125,234
ASML Holding NV (ADR)	142,242	107,666
SAP SE (ADR)	448,458	69,327
Applied Materials, Inc.	382,302	61,960
Oracle Corp.	466,256	49,157
Motorola Solutions, Inc.	151,290	47,367
Salesforce, Inc.[1]	156,586	41,204
KLA Corp.	70,506	40,985
TE Connectivity, Ltd.	232,562	32,675
Texas Instruments, Inc.	150,069	25,581
Synopsys, Inc.[1]	44,863	23,100
NVIDIA Corp.	34,574	17,122
QUALCOMM, Inc.	113,667	16,440
NetApp, Inc.	176,098	15,525
ASM International NV (ADR)	28,085	14,582
Cadence Design Systems, Inc.[1]	37,099	10,105
Micron Technology, Inc.	73,428	6,266
Analog Devices, Inc.	27,657	5,491
Ciena Corp.[1]	17,550	790
		2,285,254

Health care 16.55%
UnitedHealth Group, Inc.	636,287	334,986
Eli Lilly and Co.	414,778	241,782
CVS Health Corp.	1,885,093	148,847
AbbVie, Inc.	907,930	140,702
Johnson & Johnson	815,682	127,850
Gilead Sciences, Inc.	1,201,856	97,362
Pfizer, Inc.	3,207,424	92,342
AstraZeneca PLC (ADR)	1,329,019	89,509
Danaher Corp.	286,975	66,389
Abbott Laboratories	573,627	63,139
Vertex Pharmaceuticals, Inc.[1]	116,273	47,310
Elevance Health, Inc.	96,492	45,502
Humana, Inc.	85,246	39,026
Bristol-Myers Squibb Co.	661,577	33,946
Zoetis, Inc., Class A	116,162	22,927
Regeneron Pharmaceuticals, Inc.[1]	25,319	22,237
Novo Nordisk AS, Class B (ADR)	211,934	21,925
Merck & Co., Inc.	185,136	20,184
Thermo Fisher Scientific, Inc.	37,219	19,755
Edwards Lifesciences Corp.[1]	171,851	13,104
Molina Healthcare, Inc.[1]	36,224	13,088
		1,701,912

Financials 15.34%
Marsh & McLennan Companies, Inc.	1,290,048	244,425
JPMorgan Chase & Co.	944,283	160,623
BlackRock, Inc.	187,768	152,430
CME Group, Inc., Class A	627,688	132,191
Visa, Inc., Class A	399,830	104,096
Wells Fargo & Co.	1,637,522	80,599
Mastercard, Inc., Class A	185,038	78,921
Chubb, Ltd.	338,392	76,477
KKR & Co., Inc.	703,107	58,252
Blackstone, Inc.	439,169	57,496
S&P Global, Inc.	112,953	49,758
Discover Financial Services	401,650	45,146
Capital One Financial Corp.	335,772	44,026

88	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Apollo Asset Management, Inc.	436,959	$40,720
Arthur J. Gallagher & Co.	170,435	38,327
Citizens Financial Group, Inc.	965,149	31,985
Intercontinental Exchange, Inc.	224,400	28,820
Morgan Stanley	241,344	22,505
Aon PLC, Class A	73,528	21,398
Brookfield Asset Management, Ltd., Class A	409,288	16,441
Canadian Imperial Bank of Commerce	302,696	14,572
Nasdaq, Inc.	211,754	12,311
Fifth Third Bancorp	354,128	12,214
Carlyle Group, Inc. (The)	283,476	11,535
Goldman Sachs Group, Inc.	29,888	11,530
Fidelity National Information Services, Inc.	177,861	10,684
Bank of America Corp.	306,789	10,330
PNC Financial Services Group, Inc.	43,525	6,740
MSCI, Inc.	6,167	3,488
		1,578,040

Industrials 11.37%
Northrop Grumman Corp.	351,726	164,657
Caterpillar, Inc.	402,809	119,099
RTX Corp.	1,081,586	91,005
Boeing Co.[1]	310,619	80,966
L3Harris Technologies, Inc.	382,341	80,529
Union Pacific Corp.	312,718	76,810
CSX Corp.	2,060,446	71,436
Paychex, Inc.	366,237	43,622
Equifax, Inc.	162,406	40,161
Carrier Global Corp.	650,884	37,393
General Electric Co.	292,347	37,312
ABB, Ltd. (ADR)	689,412	30,541
Lockheed Martin Corp.	61,781	28,002
Robert Half, Inc.	274,122	24,101
Waste Connections, Inc.	142,559	21,280
Southwest Airlines Co.	664,950	19,204
Deere & Co.	42,130	16,847
FedEx Corp.	61,071	15,449
PACCAR, Inc.	157,552	15,385
Veralto Corp.	177,588	14,608
BAE Systems PLC (ADR)[2]	232,390	13,436
TransUnion	180,183	12,380
Republic Services, Inc.	71,086	11,723
Huntington Ingalls Industries, Inc.	44,770	11,624
Delta Air Lines, Inc.	284,973	11,464
Rockwell Automation	36,352	11,287
Waste Management, Inc.	59,620	10,678
Johnson Controls International PLC	171,771	9,901
Ingersoll-Rand, Inc.	125,733	9,724
United Parcel Service, Inc., Class B	56,281	8,849
HEICO Corp.	46,818	8,374
Honeywell International, Inc.	29,331	6,151
Broadridge Financial Solutions, Inc.	29,290	6,026
RELX PLC (ADR)	143,296	5,683
AMETEK, Inc.	21,299	3,512
		1,169,219

Consumer staples 7.37%
Philip Morris International, Inc.	1,939,741	182,491
Keurig Dr Pepper, Inc.	2,694,609	89,784
Altria Group, Inc.	1,387,627	55,977
Constellation Brands, Inc., Class A	225,408	54,492
Target Corp.	374,188	53,292

American Funds Insurance Series	89

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Kraft Heinz Co. (The)	1,111,018	$41,085
Procter & Gamble Co.	259,069	37,964
Archer Daniels Midland Co.	483,575	34,924
Dollar General Corp.	192,400	26,157
Mondelez International, Inc., Class A	357,273	25,877
Sysco Corp.	291,351	21,307
Nestlé SA (ADR)	181,561	20,994
General Mills, Inc.	311,058	20,262
Costco Wholesale Corp.	30,692	20,259
Church & Dwight Co., Inc.	188,508	17,825
British American Tobacco PLC (ADR)	590,373	17,292
Danone (ADR)	882,590	11,430
Reckitt Benckiser Group PLC (ADR)	686,906	9,438
Kimberly-Clark Corp.	55,541	6,749
Kenvue, Inc.	271,195	5,839
Molson Coors Beverage Co., Class B, restricted voting shares	80,588	4,933
		758,371

Consumer discretionary 6.40%
Home Depot, Inc.	548,384	190,042
YUM! Brands, Inc.	800,802	104,633
Darden Restaurants, Inc.	503,009	82,644
NIKE, Inc., Class B	493,379	53,566
TJX Companies, Inc.	440,315	41,306
Tractor Supply Co.	175,327	37,701
General Motors Co.	974,693	35,011
Royal Caribbean Cruises, Ltd.[1]	223,599	28,954
D.R. Horton, Inc.	122,223	18,575
Marriott International, Inc., Class A	81,836	18,455
Chipotle Mexican Grill, Inc.[1]	6,036	13,804
Lennar Corp., Class A	90,363	13,468
VF Corp.	416,792	7,836
McDonald’s Corp.	25,001	7,413
Polaris, Inc.	52,835	5,007
		658,415

Communication services 5.27%
Comcast Corp., Class A	5,641,013	247,359
Alphabet, Inc., Class C1	893,784	125,961
Alphabet, Inc., Class A1	527,559	73,695
Meta Platforms, Inc., Class A1	194,161	68,725
Verizon Communications, Inc.	369,442	13,928
Electronic Arts, Inc.	51,819	7,089
Deutsche Telekom AG (ADR)	142,813	3,446
Netflix, Inc.[1]	3,715	1,809
		542,012

Energy 4.70%
Canadian Natural Resources, Ltd.	1,192,529	78,134
Halliburton Co.	2,037,376	73,651
Exxon Mobil Corp.	704,297	70,416
EOG Resources, Inc.	543,873	65,781
Chevron Corp.	424,166	63,269
ConocoPhillips	408,052	47,363
Baker Hughes Co., Class A	1,170,991	40,024
TC Energy Corp.	584,882	22,863
Pioneer Natural Resources Co.	99,515	22,379
		483,880

90	American Funds Insurance Series

Washington Mutual Investors Fund (continued)

Common stocks (continued)	Shares	Value (000)
Materials 2.92%
Linde PLC	248,346	$101,998
Celanese Corp.	446,027	69,299
Corteva, Inc.	801,391	38,403
Mosaic Co.	645,357	23,059
Nucor Corp.	122,250	21,276
Rio Tinto PLC (ADR)	270,710	20,157
LyondellBasell Industries NV	161,383	15,344
Albemarle Corp.	46,965	6,786
H.B. Fuller Co.	49,263	4,010
		300,332

Utilities 2.82%
Constellation Energy Corp.	831,635	97,210
Sempra	998,424	74,612
FirstEnergy Corp.	941,705	34,523
Southern Co. (The)	412,360	28,915
CenterPoint Energy, Inc.	532,947	15,226
Public Service Enterprise Group, Inc.	226,899	13,875
Entergy Corp.	104,792	10,604
NextEra Energy, Inc.	132,160	8,027
CMS Energy Corp.	122,148	7,093
		290,085

Real estate 1.66%
Extra Space Storage, Inc. REIT	348,775	55,919
Welltower, Inc. REIT	538,213	48,531
Prologis, Inc. REIT	225,747	30,092
Equinix, Inc. REIT	27,238	21,937
Regency Centers Corp. REIT	106,640	7,145
Public Storage REIT	19,847	6,053
American Tower Corp. REIT	5,524	1,193
		170,870

Total common stocks (cost: $6,929,849,000)		9,938,390

Convertible stocks 0.03%
Financials 0.03%
Apollo Global Management, Inc., Class A, cumulative convertible preferred shares, 6.75% 7/31/2026	54,000	3,045

Total convertible stocks (cost: $2,700,000)		3,045

Short-term securities 3.30%
Money market investments 3.21%
Capital Group Central Cash Fund 5.44%[3,4]	3,298,828	329,850

American Funds Insurance Series	91

Washington Mutual Investors Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.09%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[3,5]	5,704,056	$5,704
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[3,5]	3,460,079	3,460
Capital Group Central Cash Fund 5.44%[3,4,5]	6,289	629
		9,793

Total short-term securities (cost: $339,619,000)		339,643
Total investment securities 99.95% (cost: $7,272,168,000)		10,281,078
Other assets less liabilities 0.05%		5,263

Net assets 100.00%		$10,286,341

Investments in affiliates4

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 3.21%
Money market investments 3.21%
Capital Group Central Cash Fund 5.44%[3]	$384,669	$1,156,797	$1,211,607		$18	$(27)	$329,850	$18,395
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.44%[3,5]	6,338		5,709	[6]			629	—	[7]
Total 3.21%					$18	$(27)	$330,479	$18,395

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $10,510,000, which represented .10% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Rate represents the seven-day yield at 12/31/2023.
[4]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]	Represents net activity. Refer to Note 5 for more information on securities lending.
[7]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviation(s)

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

92	American Funds Insurance Series

Capital World Growth and Income Fund

Investment portfolio December 31, 2023

Common stocks 96.15%	Shares	Value (000)
Information technology 20.38%
Broadcom, Inc.	70,164	$78,321
Microsoft Corp.	198,265	74,556
Taiwan Semiconductor Manufacturing Co., Ltd.	2,043,772	39,333
ASML Holding NV	37,045	27,969
Apple, Inc.	114,629	22,069
Tokyo Electron, Ltd.	108,600	19,304
Capgemini SE	53,532	11,199
EPAM Systems, Inc.[1]	37,067	11,021
Accenture PLC, Class A	30,585	10,733
NVIDIA Corp.	15,646	7,748
Salesforce, Inc.[1]	28,868	7,596
Texas Instruments, Inc.	42,790	7,294
Intel Corp.	110,871	5,571
Shopify, Inc., Class A, subordinate voting shares[1]	65,759	5,123
TE Connectivity, Ltd.	34,238	4,810
Oracle Corp.	43,397	4,575
MediaTek, Inc.	125,094	4,120
Samsung Electronics Co., Ltd.	62,718	3,814
Applied Materials, Inc.	19,822	3,213
Seagate Technology Holdings PLC	36,560	3,121
Synopsys, Inc.[1]	5,802	2,987
Keyence Corp.	6,200	2,718
Disco Corp.	10,500	2,584
GlobalWafers Co., Ltd.	126,000	2,404
Adobe, Inc.[1]	3,902	2,328
Micron Technology, Inc.	23,777	2,029
Constellation Software, Inc.	806	1,998
Marvell Technology, Inc.	31,433	1,896
Arista Networks, Inc.[1]	7,827	1,843
Cognizant Technology Solutions Corp., Class A	23,563	1,780
Advantech Co., Ltd.	121,098	1,465
Infosys, Ltd.	71,189	1,318
Fujitsu, Ltd.	8,200	1,238
Delta Electronics, Inc.	74,000	754
Wolfspeed, Inc.[1]	12,732	554
		379,386

Health care 14.68%
UnitedHealth Group, Inc.	69,267	36,467
Eli Lilly and Co.	49,803	29,031
Abbott Laboratories	252,848	27,831
Novo Nordisk AS, Class B	219,648	22,719
Vertex Pharmaceuticals, Inc.[1]	40,704	16,562
AstraZeneca PLC	117,552	15,832
Gilead Sciences, Inc.	174,436	14,131
Thermo Fisher Scientific, Inc.	20,116	10,677
Sanofi	96,516	9,569
Daiichi Sankyo Co., Ltd.	323,100	8,945
Takeda Pharmaceutical Co., Ltd.	282,100	8,098
Stryker Corp.	26,597	7,965
Molina Healthcare, Inc.[1]	21,423	7,740
Novartis AG	62,076	6,268
GE HealthCare Technologies, Inc.	69,031	5,338
Pfizer, Inc.	178,020	5,125
Insulet Corp.[1]	16,471	3,574
Catalent, Inc.[1]	73,662	3,310
Medtronic PLC	32,125	2,647
Siemens Healthineers AG	44,644	2,594
DexCom, Inc.[1]	20,846	2,587
AbbVie, Inc.	16,270	2,521
Argenx SE (ADR)[1]	6,348	2,415
EssilorLuxottica SA	11,735	2,359

American Funds Insurance Series	93

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Health care (continued)
Centene Corp.[1]	31,520	$2,339
Zoetis, Inc., Class A	10,733	2,118
Bayer AG	56,610	2,102
CVS Health Corp.	24,600	1,942
Penumbra, Inc.[1]	7,517	1,891
CSL, Ltd.	8,354	1,629
Eurofins Scientific SE, non-registered shares	19,671	1,287
Cooper Companies, Inc.	3,356	1,270
Regeneron Pharmaceuticals, Inc.[1]	1,238	1,087
Lonza Group AG	2,498	1,051
Coloplast AS, Class B	8,981	1,027
agilon health, Inc.[1]	51,498	646
Rede D’Or Sao Luiz SA	100,527	592
		273,286

Industrials 14.25%
Airbus SE, non-registered shares	150,102	23,170
General Electric Co.	153,728	19,620
Carrier Global Corp.	261,966	15,050
Recruit Holdings Co., Ltd.	309,450	13,211
Safran SA	72,738	12,831
BAE Systems PLC	858,837	12,151
Siemens AG	60,353	11,320
Melrose Industries PLC	1,494,729	10,799
Boeing Co.[1]	40,830	10,643
Caterpillar, Inc.	29,713	8,785
Deere & Co.	20,613	8,243
RTX Corp.	97,064	8,167
TransDigm Group, Inc.	7,939	8,031
Ryanair Holdings PLC (ADR)	57,867	7,717
Bureau Veritas SA	239,183	6,045
Mitsui & Co., Ltd.	151,100	5,630
CSX Corp.	148,768	5,158
Lockheed Martin Corp.	11,191	5,072
Leonardo SpA	241,343	3,982
Thales SA	26,123	3,864
Compagnie de Saint-Gobain SA, non-registered shares	51,751	3,827
DHL Group	75,772	3,753
Techtronic Industries Co., Ltd.	284,500	3,403
L3Harris Technologies, Inc.	15,884	3,346
ASSA ABLOY AB, Class B	104,933	3,023
Daikin Industries, Ltd.	18,500	3,005
Eaton Corp. PLC	11,711	2,820
Legrand SA	26,909	2,803
Brenntag SE	28,545	2,621
Ceridian HCM Holding, Inc.[1]	37,881	2,543
International Consolidated Airlines Group SA (CDI)[1]	1,278,912	2,519
Schneider Electric SE	12,244	2,465
Weir Group PLC (The)	90,083	2,163
ITOCHU Corp.	49,100	2,004
RELX PLC	50,170	1,990
Bunzl PLC	47,322	1,921
Vinci SA	14,324	1,799
Larsen & Toubro, Ltd.	41,020	1,736
MTU Aero Engines AG	7,929	1,709
Northrop Grumman Corp.	3,520	1,648
Waste Connections, Inc.	10,782	1,609
AB Volvo, Class B	60,165	1,564
Adecco Group AG	29,714	1,462
SMC Corp.	2,700	1,444
Fortive Corp.	18,594	1,369
Kingspan Group PLC	15,539	1,343

94	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Astra International Tbk PT	3,454,900	$1,266
Rentokil Initial PLC	222,930	1,266
Atlas Copco AB, Class B	80,657	1,196
SS&C Technologies Holdings, Inc.	17,953	1,097
SECOM Co., Ltd.	14,700	1,057
		265,260

Financials 10.13%
Zurich Insurance Group AG	31,405	16,419
ING Groep NV	719,334	10,769
AIA Group, Ltd.	1,211,999	10,527
Kotak Mahindra Bank, Ltd.	426,501	9,772
Mastercard, Inc., Class A	21,328	9,097
B3 SA - Brasil, Bolsa, Balcao	2,822,884	8,395
Blackstone, Inc.	54,808	7,175
JPMorgan Chase & Co.	41,713	7,095
HDFC Bank, Ltd.	287,762	5,903
HDFC Bank, Ltd. (ADR)	8,872	596
HDFC Life Insurance Co., Ltd.	644,764	5,007
Chubb, Ltd.	21,537	4,867
Discover Financial Services	38,873	4,369
HSBC Holdings PLC	535,123	4,322
Aon PLC, Class A	14,147	4,117
KKR & Co., Inc.	46,697	3,869
Fairfax Financial Holdings, Ltd., subordinate voting shares	3,786	3,493
Banco Bilbao Vizcaya Argentaria, SA	352,065	3,208
Ping An Insurance (Group) Company of China, Ltd., Class H	686,000	3,103
Ping An Insurance (Group) Company of China, Ltd., Class A	18,400	104
AXA SA	98,143	3,204
Arthur J. Gallagher & Co.	14,065	3,163
Great-West Lifeco, Inc.	94,903	3,141
Axis Bank, Ltd.	227,713	3,012
Citigroup, Inc.	56,927	2,928
DNB Bank ASA	134,474	2,857
Apollo Asset Management, Inc.	29,330	2,733
Blue Owl Capital, Inc., Class A	171,427	2,554
BNP Paribas SA	34,400	2,384
Israel Discount Bank, Ltd., Class A	454,371	2,268
Wells Fargo & Co.	45,686	2,249
FinecoBank SpA	148,003	2,224
S&P Global, Inc.	4,732	2,085
Macquarie Group, Ltd.	16,025	1,997
Postal Savings Bank of China Co., Ltd., Class H	4,106,383	1,959
Morgan Stanley	20,428	1,905
Visa, Inc., Class A	7,198	1,874
MSCI, Inc.	3,289	1,860
National Bank of Canada	24,270	1,850
American International Group, Inc.	25,619	1,736
KBC Groep NV	25,676	1,666
DBS Group Holdings, Ltd.	64,600	1,632
Bank Central Asia Tbk PT	2,572,100	1,569
Capital One Financial Corp.	11,863	1,556
Power Corporation of Canada, subordinate voting shares	52,836	1,511
Bank Mandiri (Persero) Tbk PT	3,679,300	1,443
Bank Rakyat Indonesia (Persero) Tbk PT	3,879,800	1,438
Marsh & McLennan Companies, Inc.	6,884	1,304
Brookfield Asset Management, Ltd., Class A (CAD denominated)	28,595	1,149
Bajaj Finance, Ltd.	11,796	1,037
East Money Information Co., Ltd., Class A	522,480	1,032
Aegon, Ltd.	177,180	1,027
Goldman Sachs Group, Inc.	1,974	762
Worldline SA, non-registered shares[1]	33,292	578

American Funds Insurance Series	95

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Jio Financial Services, Ltd.[1]	137,445	$384
China Merchants Bank Co., Ltd., Class H	58,403	203
China Merchants Bank Co., Ltd., Class A	20,187	80
Sberbank of Russia PJSC[2]	3,196,952	—	[3]
		188,561

Consumer discretionary 9.49%
Home Depot, Inc.	77,904	26,998
LVMH Moët Hennessy-Louis Vuitton SE	28,282	22,940
Amazon.com, Inc.[1]	106,115	16,123
Booking Holdings, Inc.[1]	2,793	9,907
Restaurant Brands International, Inc.	73,585	5,749
Restaurant Brands International, Inc. (CAD denominated)	39,823	3,112
Industria de Diseño Textil, SA	175,656	7,661
Flutter Entertainment PLC[1]	42,517	7,488
Trip.com Group, Ltd. (ADR)[1]	183,682	6,614
General Motors Co.	182,736	6,564
Marriott International, Inc., Class A	26,798	6,043
Chipotle Mexican Grill, Inc.[1]	2,526	5,777
Compagnie Financière Richemont SA, Class A	41,368	5,706
NEXT PLC	41,010	4,233
Evolution AB	28,838	3,451
InterContinental Hotels Group PLC	35,998	3,251
Tesla, Inc.[1]	12,524	3,112
Stellantis NV	130,395	3,057
Shimano, Inc.	18,100	2,794
Sands China, Ltd.[1]	947,600	2,765
YUM! Brands, Inc.	19,184	2,507
MercadoLibre, Inc.[1]	1,576	2,477
Moncler SpA	35,808	2,208
Darden Restaurants, Inc.	13,120	2,156
Pan Pacific International Holdings Corp.	88,600	2,109
Royal Caribbean Cruises, Ltd.[1]	15,976	2,069
adidas AG	8,319	1,692
Dowlais Group PLC	1,170,788	1,590
Sony Group Corp.	13,000	1,232
Kindred Group PLC (SDR)	118,007	1,092
B&M European Value Retail SA	148,922	1,061
Midea Group Co., Ltd., Class A	136,800	1,053
Aristocrat Leisure, Ltd.	36,903	1,023
Wynn Macau, Ltd.[1,4]	826,400	679
Rivian Automotive, Inc., Class A1	17,822	418
		176,711

Consumer staples 6.94%
Philip Morris International, Inc.	321,045	30,204
Nestlé SA	114,618	13,266
Ocado Group PLC[1]	843,850	8,108
Imperial Brands PLC	349,351	8,028
Kroger Co.	160,822	7,351
Seven & i Holdings Co., Ltd.	170,580	6,756
Ajinomoto Co., Inc.	156,800	6,060
Keurig Dr Pepper, Inc.	151,155	5,036
Kweichow Moutai Co., Ltd., Class A	20,400	4,955
Bunge Global SA	48,845	4,931
British American Tobacco PLC	144,145	4,206
Danone SA	63,683	4,131
Dollar Tree Stores, Inc.[1]	25,828	3,669
Constellation Brands, Inc., Class A	14,282	3,453
Arca Continental, SAB de CV	290,681	3,174
Sysco Corp.	39,479	2,887
Treasury Wine Estates, Ltd.	366,395	2,684

96	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
ITC, Ltd.	431,642	$2,394
Kao Corp.	52,600	2,161
JBS SA	293,900	1,502
Mondelez International, Inc., Class A	16,148	1,170
Wilmar International, Ltd.	388,100	1,047
Costco Wholesale Corp.	1,252	826
L’Oréal SA, non-registered shares	951	473
Altria Group, Inc.	11,175	451
Pernod Ricard SA	1,544	273
		129,196

Materials 6.75%
Fortescue, Ltd.	1,248,155	24,689
Vale SA, ordinary nominative shares	864,304	13,705
Vale SA (ADR), ordinary nominative shares	583,381	9,253
Glencore PLC	2,404,176	14,423
Freeport-McMoRan, Inc.	198,575	8,453
Linde PLC	20,204	8,298
Rio Tinto PLC	107,006	7,947
Air Liquide SA	32,823	6,385
Air Liquide SA, bonus shares	6,397	1,245
Air Products and Chemicals, Inc.	27,487	7,526
BHP Group, Ltd. (CDI)	110,128	3,768
Albemarle Corp.	23,323	3,370
Evonik Industries AG	140,573	2,870
Shin-Etsu Chemical Co., Ltd.	66,200	2,766
Heidelberg Materials AG, non-registered shares	28,282	2,527
Celanese Corp.	15,156	2,355
Barrick Gold Corp. (CAD denominated)	116,258	2,100
Akzo Nobel NV	24,491	2,024
First Quantum Minerals, Ltd.	214,067	1,753
Antofagasta PLC	10,775	230
		125,687

Communication services 5.46%
Alphabet, Inc., Class C1	134,233	18,918
Alphabet, Inc., Class A1	72,426	10,117
Meta Platforms, Inc., Class A1	34,051	12,053
Publicis Groupe SA	119,353	11,099
Netflix, Inc.[1]	21,148	10,297
Comcast Corp., Class A	141,196	6,191
Bharti Airtel, Ltd.	483,563	5,991
Bharti Airtel, Ltd., interim shares	13,994	107
NetEase, Inc.	325,200	6,036
Universal Music Group NV	128,677	3,674
Take-Two Interactive Software, Inc.[1]	22,220	3,576
Deutsche Telekom AG	147,718	3,547
SoftBank Corp.	248,485	3,097
Singapore Telecommunications, Ltd.	1,202,200	2,247
Omnicom Group, Inc.	20,703	1,791
Nippon Telegraph and Telephone Corp.	1,142,900	1,395
Tencent Holdings, Ltd.	36,800	1,390
		101,526

Energy 5.36%
Canadian Natural Resources, Ltd. (CAD denominated)	394,206	25,826
EOG Resources, Inc.	88,533	10,708
TC Energy Corp. (CAD denominated)[4]	231,575	9,046
Cameco Corp. (CAD denominated)	139,501	6,015
Cameco Corp.	43,262	1,864
Cenovus Energy, Inc. (CAD denominated)	448,321	7,471
TotalEnergies SE	92,664	6,295

American Funds Insurance Series	97

Capital World Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Tourmaline Oil Corp.	121,987	$5,486
Shell PLC (GBP denominated)	151,239	4,914
ConocoPhillips	31,070	3,606
Neste OYJ	97,388	3,460
BP PLC	545,787	3,225
Reliance Industries, Ltd.	98,490	3,057
Suncor Energy, Inc.	73,457	2,353
Baker Hughes Co., Class A	67,337	2,302
Schlumberger NV	41,874	2,179
Aker BP ASA	53,967	1,568
Woodside Energy Group, Ltd. (CDI)	17,558	372
Gazprom PJSC[1,2]	2,248,304	—	[3]
		99,747

Utilities 2.32%
E.ON SE	392,643	5,267
DTE Energy Co.	45,356	5,001
Engie SA	206,078	3,624
Engie SA, bonus shares	41,586	731
Constellation Energy Corp.	32,494	3,798
NextEra Energy, Inc.	61,544	3,738
Edison International	48,108	3,439
Iberdrola, SA, non-registered shares	240,500	3,145
China Resources Gas Group, Ltd.	860,232	2,816
Dominion Energy, Inc.	46,925	2,206
FirstEnergy Corp.	56,740	2,080
Duke Energy Corp.	20,996	2,037
AES Corp.	72,241	1,391
PG&E Corp.	74,196	1,338
National Grid PLC	63,451	857
ENN Energy Holdings, Ltd.	112,342	826
Public Service Enterprise Group, Inc.	13,054	798
Power Grid Corporation of India, Ltd.	17,766	51
		43,143

Real estate 0.39%
American Tower Corp. REIT	9,206	1,987
Prologis, Inc. REIT	12,837	1,711
Longfor Group Holdings, Ltd.	829,738	1,331
Iron Mountain, Inc. REIT	17,607	1,232
China Resources Mixc Lifestyle Services, Ltd.	264,000	937
		7,198

Total common stocks (cost: $1,215,451,000)		1,789,701

Preferred securities 0.05%
Health care 0.04%
Grifols, SA, Class B, nonvoting non-registered preferred shares[1]	59,790	695

Consumer discretionary 0.01%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares	1,888	166

Financials 0.00%
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1]	5,512	16

Total preferred securities (cost: $1,090,000)		877

98	American Funds Insurance Series

Capital World Growth and Income Fund (continued)

Convertible bonds & notes 0.09%	Principal amount (000)		Value (000)
Consumer discretionary 0.09%
Rivian Automotive, Inc., convertible notes, 3.625% 10/15/2030[5]	USD	1,404	$1,731

Total convertible bonds & notes (cost: $1,404,000)			1,731

Bonds, notes & other debt instruments 0.22%
Corporate bonds, notes & loans 0.22%
Health care 0.14%
Teva Pharmaceutical Finance Netherlands III BV 6.00% 4/15/2024		1,600	1,596
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026		1,100	1,019
			2,615

Consumer discretionary 0.04%
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[5]		390	385
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[5]		151	161
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[5]		125	134
			680

Financials 0.03%
Lloyds Banking Group PLC 3.369% 12/14/2046 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.50% on 12/14/2041)[6]		709	493

Energy 0.01%
TransCanada Pipelines, Ltd. 5.10% 3/15/2049		210	201

Total corporate bonds, notes & loans			3,989

Total bonds, notes & other debt instruments (cost: $4,133,000)			3,989

Short-term securities 3.64%		Shares
Money market investments 2.41%
Capital Group Central Cash Fund 5.44%[7,8]		449,482	44,944

	Weighted average yield at acquisition	Principal amount (000)
Bills & notes of governments & government agencies outside the U.S. 0.88%
British Columbia (Province of) 1/23/2024	5.159%	USD	4,000	3,985
KfW 1/3/2024[5]	4.902		2,000	1,999
Québec (Province of) 1/16/2024[5]	4.821		10,500	10,472
				16,456

American Funds Insurance Series	99

Capital World Growth and Income Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.35%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[7,9]	3,441,600	$3,441
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[7,9]	2,990,976	2,991
		6,432

Total short-term securities (cost: $67,844,000)		67,832
Total investment securities 100.15% (cost: $1,289,922,000)		1,864,130
Other assets less liabilities (0.15)%		(2,795)

Net assets 100.00%		$1,861,335

Investments in affiliates8

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 2.41%
Money market investments 2.41%
Capital Group Central Cash Fund 5.44%[7]	$693	$325,053	$280,796		$(2)	$(4)	$44,944	$3,253
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.44%[7]	111		111	[10]			—	—	[11]
Total 2.41%					$(2)	$(4)	$44,944	$3,253

[1]	Security did not produce income during the last 12 months.
[2]	Value determined using significant unobservable inputs.
[3]	Amount less than one thousand.
[4]	All or a portion of this security was on loan. The total value of all such securities was $7,091,000, which represented .38% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $14,882,000, which represented .80% of the net assets of the fund.
[6]	Step bond; coupon rate may change at a later date.
[7]	Rate represents the seven-day yield at 12/31/2023.
[8]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[9]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[10]	Represents net activity. Refer to Note 5 for more information on securities lending.
[11]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

GBP = British pounds

REIT = Real Estate Investment Trust

SDR = Swedish Depositary Receipts

USD = U.S. dollars

Refer to the notes to financial statements.

100	American Funds Insurance Series

Growth-Income Fund

Investment portfolio December 31, 2023

Common stocks 96.08%	Shares	Value (000)
Information technology 22.57%
Microsoft Corp.	7,555,151	$2,841,039
Broadcom, Inc.	1,887,866	2,107,330
Apple, Inc.	2,215,842	426,616
Salesforce, Inc.[1]	1,035,168	272,394
NVIDIA Corp.	547,975	271,368
Accenture PLC, Class A	737,956	258,956
Taiwan Semiconductor Manufacturing Co., Ltd.	11,073,000	213,105
Intel Corp.	4,145,774	208,325
Texas Instruments, Inc.	1,203,362	205,125
Adobe, Inc.[1]	314,687	187,742
Applied Materials, Inc.	1,156,623	187,454
ServiceNow, Inc.[1]	246,889	174,425
Seagate Technology Holdings PLC	1,740,851	148,616
SK hynix, Inc.	1,326,567	144,842
ASML Holding NV	76,467	57,734
ASML Holding NV (ADR)	51,908	39,290
Micron Technology, Inc.	1,077,000	91,911
Samsung Electronics Co., Ltd.	1,375,000	83,627
Analog Devices, Inc.	398,402	79,107
KLA Corp.	116,000	67,431
Arista Networks, Inc.[1]	267,484	62,995
NICE, Ltd. (ADR)[1]	268,192	53,507
Palo Alto Networks, Inc.[1]	177,962	52,477
Cognizant Technology Solutions Corp., Class A	682,850	51,576
MKS Instruments, Inc.	481,000	49,481
Datadog, Inc., Class A1	365,800	44,401
Snowflake, Inc., Class A1	190,552	37,920
QUALCOMM, Inc.	225,964	32,681
		8,451,475

Industrials 15.70%
General Electric Co.	6,137,203	783,291
RTX Corp.	6,253,076	526,134
Boeing Co.[1]	1,358,203	354,029
TransDigm Group, Inc.	339,221	343,156
Carrier Global Corp.	5,512,990	316,721
Northrop Grumman Corp.	597,300	279,620
Airbus SE, non-registered shares	1,651,892	254,983
General Dynamics Corp.	848,975	220,453
Woodward, Inc.	1,593,190	216,881
Waste Connections, Inc.	1,368,127	204,220
GFL Environmental, Inc., subordinate voting shares	5,893,152	203,373
Automatic Data Processing, Inc.	830,713	193,531
Safran SA	1,026,552	181,088
Equifax, Inc.	712,542	176,205
Waste Management, Inc.	955,836	171,190
ITT, Inc.	1,244,379	148,479
Lincoln Electric Holdings, Inc.	675,747	146,948
TFI International, Inc.	975,343	132,627
United Rentals, Inc.	183,000	104,936
Old Dominion Freight Line, Inc.	245,487	99,503
Union Pacific Corp.	398,000	97,757
Concentrix Corp.	904,367	88,818
L3Harris Technologies, Inc.	381,989	80,455
United Airlines Holdings, Inc.[1]	1,946,966	80,332
CSX Corp.	2,153,941	74,677
Delta Air Lines, Inc.	1,415,000	56,925
Ingersoll-Rand, Inc.	586,065	45,326
Honeywell International, Inc.	211,376	44,328
Rolls-Royce Holdings PLC[1]	11,470,564	43,685
Canadian National Railway Co. (CAD denominated)	336,213	42,260
Ceridian HCM Holding, Inc.[1]	561,543	37,691

American Funds Insurance Series	101

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
FedEx Corp.	141,000	$35,669
TransUnion	389,312	26,750
TELUS International (Cda), Inc., subordinate voting shares[1]	2,302,991	19,760
Paychex, Inc.	162,204	19,320
Otis Worldwide Corp.	186,851	16,718
APi Group Corp.[1]	201,710	6,979
Veralto Corp.	49,616	4,081
Recruit Holdings Co., Ltd.	22,700	969
		5,879,868

Health care 12.72%
Abbott Laboratories	6,854,314	754,454
UnitedHealth Group, Inc.	1,402,895	738,582
AbbVie, Inc.	3,390,005	525,349
Eli Lilly and Co.	590,474	344,199
GE HealthCare Technologies, Inc.	3,588,047	277,428
Danaher Corp.	1,089,025	251,935
Novo Nordisk AS, Class B	2,311,393	239,079
Humana, Inc.	421,843	193,124
Thermo Fisher Scientific, Inc.	360,602	191,404
Bristol-Myers Squibb Co.	2,915,698	149,605
Regeneron Pharmaceuticals, Inc.[1]	133,195	116,984
Insulet Corp.[1]	465,534	101,012
DexCom, Inc.[1]	773,261	95,954
Vertex Pharmaceuticals, Inc.[1]	231,969	94,386
Johnson & Johnson	582,266	91,264
Revvity, Inc.	732,561	80,076
IQVIA Holdings, Inc.[1]	345,000	79,826
Takeda Pharmaceutical Co., Ltd.	2,667,554	76,578
Zoetis, Inc., Class A	363,644	71,772
AstraZeneca PLC (ADR)	721,200	48,573
AstraZeneca PLC	42,384	5,708
CVS Health Corp.	510,059	40,274
Penumbra, Inc.[1]	150,905	37,959
Gilead Sciences, Inc.	398,618	32,292
Medtronic PLC	352,434	29,034
Stryker Corp.	88,090	26,379
BioMarin Pharmaceutical, Inc.[1]	215,280	20,757
Elevance Health, Inc.	36,873	17,388
Pfizer, Inc.	505,000	14,539
Tandem Diabetes Care, Inc.[1]	462,699	13,687
Vir Biotechnology, Inc.[1]	258,400	2,600
		4,762,201

Financials 11.75%
Mastercard, Inc., Class A	1,665,449	710,331
JPMorgan Chase & Co.	3,093,741	526,245
Visa, Inc., Class A	1,333,993	347,305
Marsh & McLennan Companies, Inc.	1,709,201	323,842
Arthur J. Gallagher & Co.	1,280,242	287,901
Wells Fargo & Co.	3,626,295	178,486
KKR & Co., Inc.	2,047,409	169,628
BlackRock, Inc.	202,957	164,760
B3 SA - Brasil, Bolsa, Balcao	49,991,974	148,669
Aon PLC, Class A	442,013	128,635
Global Payments, Inc.	973,628	123,651
FleetCor Technologies, Inc.[1]	420,507	118,839
Fidelity National Information Services, Inc.	1,916,483	115,123
Morgan Stanley	1,212,248	113,042
S&P Global, Inc.	254,455	112,092
Chubb, Ltd.	436,180	98,577
Capital One Financial Corp.	680,359	89,209

102	American Funds Insurance Series

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
State Street Corp.	1,077,260	$83,445
PNC Financial Services Group, Inc.	536,471	83,072
Fiserv, Inc.[1]	536,700	71,295
Blue Owl Capital, Inc., Class A	4,749,165	70,763
TPG, Inc., Class A	1,347,552	58,174
Power Corporation of Canada, subordinate voting shares[2]	1,690,000	48,326
Berkshire Hathaway, Inc., Class B1	135,000	48,149
American International Group, Inc.	704,000	47,696
Webster Financial Corp.	877,623	44,548
MSCI, Inc.	70,674	39,977
Truist Financial Corp.	800,000	29,536
Toast, Inc., Class A1	960,000	17,530
CME Group, Inc., Class A	5,500	1,158
		4,400,004

Communication services 8.91%
Alphabet, Inc., Class C1	6,163,720	868,653
Alphabet, Inc., Class A1	5,066,514	707,742
Meta Platforms, Inc., Class A1	2,767,054	979,427
Netflix, Inc.[1]	569,720	277,385
Comcast Corp., Class A	5,336,356	233,999
Charter Communications, Inc., Class A1	372,695	144,859
Take-Two Interactive Software, Inc.[1]	502,094	80,812
T-Mobile US, Inc.	268,821	43,100
		3,335,977

Consumer discretionary 8.68%
Amazon.com, Inc.[1]	5,509,938	837,180
Royal Caribbean Cruises, Ltd.[1]	2,713,595	351,383
Hilton Worldwide Holdings, Inc.	1,177,320	214,378
Restaurant Brands International, Inc.	2,635,154	205,885
Churchill Downs, Inc.	1,118,791	150,959
Home Depot, Inc.	415,393	143,954
InterContinental Hotels Group PLC	1,396,700	126,148
Marriott International, Inc., Class A	529,000	119,295
Wyndham Hotels & Resorts, Inc.	1,322,000	106,302
Sony Group Corp.	1,045,100	99,028
Burlington Stores, Inc.[1]	498,295	96,908
Chipotle Mexican Grill, Inc.[1]	39,951	91,366
NIKE, Inc., Class B	800,582	86,919
Tapestry, Inc.	2,270,405	83,574
General Motors Co.	2,110,902	75,824
Tesla, Inc.[1]	284,057	70,583
Entain PLC	5,237,408	66,155
Hasbro, Inc.	1,275,621	65,133
Darden Restaurants, Inc.	296,000	48,633
Kering SA	101,695	45,130
TJX Companies, Inc.	350,531	32,883
YUM! Brands, Inc.	196,630	25,692
Tractor Supply Co.	108,356	23,300
LVMH Moët Hennessy-Louis Vuitton SE	26,750	21,698
D.R. Horton, Inc.	139,598	21,216
NVR, Inc.[1]	3,010	21,071
CarMax, Inc.[1]	270,797	20,781
		3,251,378

Consumer staples 5.31%
Philip Morris International, Inc.	6,293,669	592,108
British American Tobacco PLC	9,603,749	280,259
Mondelez International, Inc., Class A	2,366,739	171,423
Dollar Tree Stores, Inc.[1]	1,105,278	157,005
Molson Coors Beverage Co., Class B, restricted voting shares	2,294,249	140,431

American Funds Insurance Series	103

Growth-Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
General Mills, Inc.	1,946,800	$126,814
Constellation Brands, Inc., Class A	407,978	98,629
Anheuser-Busch InBev SA/NV	1,339,531	86,542
PepsiCo, Inc.	482,059	81,873
Church & Dwight Co., Inc.	752,581	71,164
Dollar General Corp.	359,463	48,869
Archer Daniels Midland Co.	670,100	48,395
Keurig Dr Pepper, Inc.	1,120,591	37,338
Kraft Heinz Co. (The)	747,200	27,631
Monster Beverage Corp.[1]	357,120	20,574
		1,989,055

Energy 3.36%
Chevron Corp.	2,053,300	306,270
Canadian Natural Resources, Ltd. (CAD denominated)	3,393,801	222,343
ConocoPhillips	1,902,783	220,856
TC Energy Corp.	1,909,381	74,638
TC Energy Corp. (CAD denominated)[2]	1,886,151	73,678
Baker Hughes Co., Class A	3,832,888	131,008
Exxon Mobil Corp.	1,152,000	115,177
EOG Resources, Inc.	620,310	75,027
Cheniere Energy, Inc.	238,735	40,754
		1,259,751

Utilities 3.24%
PG&E Corp.	18,475,450	333,112
Edison International	2,689,330	192,260
Constellation Energy Corp.	1,343,862	157,084
DTE Energy Co.	1,088,879	120,060
Sempra	1,460,000	109,106
Engie SA	5,237,367	92,095
CenterPoint Energy, Inc.	2,386,864	68,193
AES Corp.	3,138,110	60,408
NextEra Energy, Inc.	678,975	41,241
Entergy Corp.	396,825	40,155
		1,213,714

Materials 2.84%
Linde PLC	845,506	347,258
Celanese Corp.	1,186,264	184,310
Vale SA (ADR), ordinary nominative shares	4,804,026	76,192
Vale SA, ordinary nominative shares	2,200,007	34,885
Corteva, Inc.	2,059,775	98,704
LyondellBasell Industries NV	927,067	88,146
Freeport-McMoRan, Inc.	1,970,226	83,872
Eastman Chemical Company	600,451	53,932
Barrick Gold Corp.	2,373,000	42,928
ATI, Inc.[1]	642,567	29,217
Sherwin-Williams Co.	80,794	25,200
		1,064,644

Real estate 1.00%
VICI Properties, Inc. REIT	6,276,604	200,098
Equinix, Inc. REIT	216,511	174,376
		374,474

Total common stocks (cost: $19,889,668,000)		35,982,541

104	American Funds Insurance Series

Growth-Income Fund (continued)

Convertible stocks 0.06%	Shares		Value (000)
Utilities 0.06%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025[2]		617,200	$23,528

Total convertible stocks (cost: $30,089,000)			23,528

Bonds, notes & other debt instruments 0.01%	Principal amount (000)
Corporate bonds, notes & loans 0.01%
Industrials 0.01%
Boeing Co. 4.875% 5/1/2025	USD	4,706	4,686

Consumer discretionary 0.00%
General Motors Financial Co., Inc. 4.30% 7/13/2025		160	157
General Motors Financial Co., Inc. 5.25% 3/1/2026		827	828
			985

Total corporate bonds, notes & loans			5,671

Total bonds, notes & other debt instruments (cost: $5,631,000)			5,671

Short-term securities 4.10%		Shares
Money market investments 3.82%
Capital Group Central Cash Fund 5.44%[3,4]		14,309,407	1,430,798

Money market investments purchased with collateral from securities on loan 0.28%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[3,5]		52,263,605	52,264
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[3,5]		51,536,383	51,536
			103,800

Total short-term securities (cost: $1,534,436,000)			1,534,598
Total investment securities 100.25% (cost: $21,459,824,000)			37,546,338
Other assets less liabilities (0.25)%			(94,362)

Net assets 100.00%			$37,451,976

Investments in affiliates4

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 3.82%
Money market investments 3.82%
Capital Group Central Cash Fund 5.44%[3]	$2,565,190	$3,993,668	$5,128,139		$244	$(165)	$1,430,798	$99,540
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 5.44%[3]	40,231		40,231	[6]			—	—	[7]
Total 3.82%					$244	$(165)	$1,430,798	$99,540

American Funds Insurance Series	105

Growth-Income Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $110,228,000, which represented .29% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Rate represents the seven-day yield at 12/31/2023.
[4]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[5]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[6]	Represents net activity. Refer to Note 5 for more information on securities lending.
[7]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

106	American Funds Insurance Series

International Growth and Income Fund

Investment portfolio December 31, 2023

Common stocks 96.18%	Shares	Value (000)
Financials 18.81%
AXA SA	138,382	$4,517
AIA Group, Ltd.	443,400	3,851
Zurich Insurance Group AG	7,113	3,719
HDFC Bank, Ltd.	175,185	3,594
Edenred SA	49,245	2,957
Resona Holdings, Inc.	465,400	2,357
Ping An Insurance (Group) Company of China, Ltd., Class H	485,000	2,194
Société Générale	79,986	2,133
Tokio Marine Holdings, Inc.	77,600	1,937
Hiscox, Ltd.	127,400	1,709
HSBC Holdings PLC	194,805	1,573
Tryg A/S	72,231	1,571
DNB Bank ASA	71,566	1,520
UniCredit SpA	55,985	1,519
Euronext NV	16,509	1,434
Hana Financial Group, Inc.	41,013	1,379
KB Financial Group, Inc.	32,018	1,339
Grupo Financiero Banorte, SAB de CV, Series O	130,866	1,316
London Stock Exchange Group PLC	11,034	1,304
Skandinaviska Enskilda Banken AB, Class A	90,617	1,247
Banco Santander, SA	296,238	1,237
Bank Hapoalim BM	114,194	1,023
Prudential PLC	89,189	1,004
Banco Bilbao Vizcaya Argentaria, SA	107,538	980
Bank Mandiri (Persero) Tbk PT	2,466,316	967
Erste Group Bank AG	23,067	936
Aon PLC, Class A	2,820	821
Deutsche Bank AG	57,584	786
DBS Group Holdings, Ltd.	30,595	773
Kotak Mahindra Bank, Ltd.	33,378	765
Hang Seng Bank, Ltd.	56,000	651
HDFC Life Insurance Co., Ltd.	79,609	618
Industrial and Commercial Bank of China, Ltd., Class H	1,247,040	609
United Overseas Bank, Ltd.	25,400	547
Intesa Sanpaolo SpA	162,763	475
Brookfield Corp., Class A (CAD denominated)	11,454	459
B3 SA - Brasil, Bolsa, Balcao	153,280	456
Israel Discount Bank, Ltd., Class A	91,166	455
CaixaBank, SA, non-registered shares	110,211	453
Dai-ichi Life Holdings, Inc.	20,300	431
ICICI Bank, Ltd. (ADR)	16,651	397
ICICI Securities, Ltd.	45,555	393
Discovery, Ltd.	49,366	388
Royal Bank of Canada	3,649	369
XP, Inc., Class A	14,035	366
Macquarie Group, Ltd.	2,794	348
3i Group PLC	10,807	333
Canara Bank	62,228	327
East Money Information Co., Ltd., Class A	143,000	282
Bank Leumi Le Israel BM	34,494	277
Banca Generali SpA	5,868	218
ING Groep NV	13,583	203
ABN AMRO Bank NV	11,559	174
AU Small Finance Bank, Ltd.	12,289	116
Moscow Exchange MICEX-RTS PJSC[1]	346,177	—	[2]
Sberbank of Russia PJSC[1]	476,388	—	[2]
		61,807

American Funds Insurance Series	107

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials 14.09%
Airbus SE, non-registered shares	41,650	$6,429
BAE Systems PLC	306,200	4,332
ABB, Ltd.	59,465	2,643
Ryanair Holdings PLC (ADR)	18,850	2,514
CCR SA, ordinary nominative shares	809,554	2,356
SMC Corp.	3,700	1,979
TFI International, Inc.	7,959	1,082
TFI International, Inc. (CAD denominated)	4,730	644
RELX PLC	40,453	1,604
Alliance Global Group, Inc.	7,597,100	1,545
Daikin Industries, Ltd.	8,900	1,446
Safran SA	7,110	1,254
Rheinmetall AG, non-registered shares	3,629	1,150
InPost SA3	75,547	1,044
Epiroc AB, Class B	33,055	579
Epiroc AB, Class A	19,194	385
Canadian National Railway Co. (CAD denominated)	7,068	888
ASSA ABLOY AB, Class B	29,850	860
Siemens AG	4,578	859
SITC International Holdings Co., Ltd.	450,659	777
DSV A/S	4,398	774
Thales SA	5,068	750
Caterpillar, Inc.	2,250	665
AB Volvo, Class B	23,908	621
Bunzl PLC	15,283	620
LIXIL Corp.	49,300	616
Mitsui & Co., Ltd.	16,100	600
Techtronic Industries Co., Ltd.	49,592	593
BELIMO Holding AG	1,066	588
Brenntag SE	6,166	566
ITOCHU Corp.	12,500	510
Adecco Group AG	10,196	502
Hitachi, Ltd.	6,800	491
DHL Group	9,199	456
Interpump Group SpA	8,775	455
Fluidra, SA, non-registered shares	21,306	444
Diploma PLC	8,627	393
Wizz Air Holdings PLC[3]	13,564	381
Komatsu, Ltd.	14,200	370
IMCD NV	1,944	339
Melrose Industries PLC	45,397	328
Rentokil Initial PLC	44,022	250
Shenzhen Inovance Technology Co., Ltd., Class A	22,300	198
VAT Group AG	324	163
Polycab India, Ltd.	2,077	137
Aalberts NV, non-registered shares	2,901	126
		46,306

Information technology 13.23%
Taiwan Semiconductor Manufacturing Co., Ltd.	459,000	8,834
ASML Holding NV	9,245	6,980
MediaTek, Inc.	154,000	5,072
Tokyo Electron, Ltd.	22,700	4,035
Broadcom, Inc.	3,396	3,791
Samsung Electronics Co., Ltd.	53,083	3,228
SAP SE	12,689	1,952
Sage Group PLC (The)	102,577	1,530
Capgemini SE	7,022	1,469
TDK Corp.	30,000	1,422
Keyence Corp.	2,600	1,140
ASM International NV	1,836	956
Nokia Corp.	204,563	703

108	American Funds Insurance Series

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
ASMPT, Ltd.	64,100	$608
Kingdee International Software Group Co., Ltd.[3]	355,295	516
Halma PLC	15,350	446
Fujitsu, Ltd.	2,100	317
eMemory Technology, Inc.	3,000	238
Nomura Research Institute, Ltd.	5,300	153
Vanguard International Semiconductor Corp.	32,000	85
		43,475

Consumer discretionary 10.02%
Industria de Diseño Textil, SA	72,587	3,166
Renault SA	73,429	3,005
LVMH Moët Hennessy-Louis Vuitton SE	3,541	2,872
Evolution AB	20,309	2,431
InterContinental Hotels Group PLC	24,034	2,171
Restaurant Brands International, Inc. (CAD denominated)	24,561	1,919
Midea Group Co., Ltd., Class A	208,000	1,602
MGM China Holdings, Ltd.[3]	1,130,000	1,432
B&M European Value Retail SA	192,202	1,369
Trip.com Group, Ltd. (ADR)[3]	25,788	928
Trip.com Group, Ltd.[3]	9,700	349
Sodexo SA	11,425	1,258
Prosus NV, Class N	41,106	1,226
Wynn Macau, Ltd.[3,4]	1,148,800	944
Galaxy Entertainment Group, Ltd.	163,361	913
adidas AG	3,951	803
Valeo SA, non-registered shares	49,098	759
Stellantis NV	30,498	714
Paltac Corp.	21,500	681
Bajaj Auto, Ltd.	7,919	646
Sands China, Ltd.[3]	212,372	620
D’Ieteren Group	2,653	519
Amadeus IT Group SA, Class A, non-registered shares	7,139	512
Coupang, Inc., Class A3	28,125	455
Entain PLC	33,500	423
Alibaba Group Holding, Ltd.	39,400	381
Kering SA	586	260
Nitori Holdings Co., Ltd.	1,500	200
Compagnie Financière Richemont SA, Class A	1,280	177
Dixon Technologies (India), Ltd.	1,572	124
Balkrishna Industries, Ltd.	2,474	76
		32,935

Consumer staples 9.20%
British American Tobacco PLC	134,175	3,915
Philip Morris International, Inc.	38,181	3,592
Nestlé SA	29,823	3,452
Carlsberg A/S, Class B	18,674	2,341
Arca Continental, SAB de CV	187,436	2,047
Pernod Ricard SA	10,803	1,910
Imperial Brands PLC	78,638	1,807
KT&G Corp.	22,646	1,526
Anheuser-Busch InBev SA/NV	22,220	1,436
Kweichow Moutai Co., Ltd., Class A	5,690	1,382
Ocado Group PLC[3]	138,301	1,329
Asahi Group Holdings, Ltd.	34,600	1,288
Carrefour SA, non-registered shares	68,172	1,248
Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	499,232	1,122

American Funds Insurance Series	109

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
L’Oréal SA, non-registered shares	1,843	$916
Danone SA	7,577	491
Foshan Haitian Flavouring and Food Co., Ltd., Class A	76,424	408
		30,210

Health care 8.82%
AstraZeneca PLC	65,264	8,790
Novo Nordisk AS, Class B	79,261	8,198
Sanofi	41,730	4,137
EssilorLuxottica SA	7,429	1,493
Bayer AG	32,532	1,208
Grifols, SA, Class B (ADR)[3]	86,437	999
Roche Holding AG, nonvoting non-registered shares	2,529	733
HOYA Corp.	4,800	597
Siemens Healthineers AG	10,271	597
Genus PLC	20,030	554
WuXi Biologics (Cayman), Inc.[3]	114,000	431
Innovent Biologics, Inc.[3]	74,927	409
Argenx SE (ADR)[3]	950	361
BeiGene, Ltd. (ADR)[3]	1,113	201
Hypera SA, ordinary nominative shares	27,159	196
Max Healthcare Institute, Ltd.	9,259	76
Euroapi SA3	1,412	9
		28,989

Communication services 6.42%
Publicis Groupe SA	41,181	3,830
Koninklijke KPN NV	1,073,578	3,696
Nippon Telegraph and Telephone Corp.	1,766,400	2,156
Tencent Holdings, Ltd.	45,500	1,719
América Móvil, SAB de CV, Class B (ADR)	89,126	1,651
Telefónica, SA, non-registered shares	387,831	1,523
MTN Group, Ltd.	183,834	1,159
Singapore Telecommunications, Ltd.	588,800	1,100
BT Group PLC	654,350	1,028
Universal Music Group NV	33,254	950
Vodafone Group PLC	742,585	645
KANZHUN, Ltd., Class A (ADR)	32,449	539
SoftBank Corp.	34,400	429
Deutsche Telekom AG	17,593	422
NetEase, Inc.	14,000	260
		21,107

Energy 5.69%
TotalEnergies SE	103,297	7,017
BP PLC	436,280	2,578
TC Energy Corp. (CAD denominated)[4]	53,457	2,088
Cameco Corp. (CAD denominated)	36,600	1,578
Canadian Natural Resources, Ltd. (CAD denominated)	17,750	1,163
Schlumberger NV	21,694	1,129
Saudi Arabian Oil Co.	109,424	965
Woodside Energy Group, Ltd.	30,933	655
Gaztransport & Technigaz SA	4,514	598
Aker BP ASA	19,550	568
Tourmaline Oil Corp.	7,638	344
Sovcomflot PAO[1]	356,717	—	[2]
Gazprom PJSC[1,3]	671,150	—	[2]
LUKOIL Oil Co. PJSC[1]	9,706	—	[2]
		18,683

110	American Funds Insurance Series

International Growth and Income Fund (continued)

Common stocks (continued)	Shares	Value (000)
Materials 5.52%
Vale SA, ordinary nominative shares	137,033	$2,173
Vale SA (ADR), ordinary nominative shares	107,385	1,703
Barrick Gold Corp.	132,913	2,404
Linde PLC	4,050	1,663
Rio Tinto PLC	19,854	1,475
Glencore PLC	221,566	1,329
Air Liquide SA	4,786	931
Shin-Etsu Chemical Co., Ltd.	21,700	907
Fortescue, Ltd.	42,099	833
Nutrien, Ltd. (CAD denominated)	14,024	790
Asahi Kasei Corp.	97,900	724
Holcim, Ltd.	8,678	682
Sika AG	1,727	564
Fresnillo PLC	70,963	536
Grupo México, SAB de CV, Series B	86,163	478
DSM-Firmenich AG	3,281	334
Franco-Nevada Corp.	2,845	315
Givaudan SA	72	300
Alrosa PJSC[1]	53,607	—	[2]
		18,141

Utilities 2.44%
Engie SA	165,341	2,907
ENN Energy Holdings, Ltd.	167,659	1,233
Brookfield Infrastructure Partners, LP	35,181	1,109
SSE PLC	38,918	918
Iberdrola, SA, non-registered shares	67,975	889
Veolia Environnement SA	18,136	573
National Grid PLC	28,837	389
		8,018

Real estate 1.94%
CK Asset Holdings, Ltd.	352,000	1,760
Prologis Property Mexico, SA de CV, REIT	268,990	1,279
Mitsubishi Estate Co., Ltd.	66,100	908
Link REIT	127,868	715
Embassy Office Parks REIT[3]	148,284	579
Embassy Office Parks REIT	6,972	27
Longfor Group Holdings, Ltd.	357,242	573
KE Holdings, Inc., Class A (ADR)	31,820	516
		6,357

Total common stocks (cost: $274,711,000)		316,028

Preferred securities 0.18%
Information technology 0.09%
Samsung Electronics Co., Ltd., nonvoting preferred shares	6,295	304

Materials 0.09%
Gerdau SA, preferred nominative shares	62,582	303

Total preferred securities (cost: $638,000)		607

American Funds Insurance Series	111

International Growth and Income Fund (continued)

Bonds, notes & other debt instruments 0.33%	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 0.33%
Brazil (Federative Republic of) 10.00% 1/1/2033	BRL	5,300	$1,075

Total bonds, notes & other debt instruments (cost: $926,000)			1,075

Short-term securities 3.68%		Shares
Money market investments 3.06%
Capital Group Central Cash Fund 5.44%[5,6]		100,713	10,070

Money market investments purchased with collateral from securities on loan 0.62%
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[5,7]		1,027,520	1,028
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[5,7]		997,345	997
			2,025

Total short-term securities (cost: $12,094,000)			12,095
Total investment securities 100.37% (cost: $288,369,000)			329,805
Other assets less liabilities (0.37)%			(1,225)

Net assets 100.00%			$328,580

Investments in affiliates6

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 3.06%
Money market investments 3.06%
Capital Group Central Cash Fund 5.44%[5]	$5,492	$63,913	$59,335	$2	$(2)	$10,070	$658

[1]	Value determined using significant unobservable inputs.
[2]	Amount less than one thousand.
[3]	Security did not produce income during the last 12 months.
[4]	All or a portion of this security was on loan. The total value of all such securities was $2,296,000, which represented .70% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[5]	Rate represents the seven-day yield at 12/31/2023.
[6]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[7]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.

Key to abbreviation(s)

ADR = American Depositary Receipts

BRL = Brazilian reais

CAD = Canadian dollars

REIT = Real Estate Investment Trust

Refer to the notes to financial statements.

112	American Funds Insurance Series

Capital Income Builder

Investment portfolio December 31, 2023

Common stocks 76.36%	Shares	Value (000)
Financials 13.30%
Zurich Insurance Group AG	28,525	$14,913
CME Group, Inc., Class A	65,239	13,739
JPMorgan Chase & Co.	70,561	12,002
Morgan Stanley	97,385	9,081
BlackRock, Inc.	9,927	8,059
DBS Group Holdings, Ltd.	311,106	7,860
PNC Financial Services Group, Inc.	34,952	5,412
ING Groep NV	344,497	5,157
Blackstone, Inc.	35,913	4,702
Citizens Financial Group, Inc.	137,512	4,557
Münchener Rückversicherungs-Gesellschaft AG	10,560	4,373
B3 SA - Brasil, Bolsa, Balcao	1,468,642	4,368
AIA Group, Ltd.	477,953	4,151
Power Corporation of Canada, subordinate voting shares[1]	144,624	4,136
DNB Bank ASA	189,761	4,031
KBC Groep NV	54,858	3,559
American International Group, Inc.	46,102	3,123
Webster Financial Corp.	60,863	3,089
Wells Fargo & Co.	56,465	2,779
Kaspi.kz JSC (GDR)[2]	21,756	2,002
Kaspi.kz JSC (GDR)	5,504	507
Great-West Lifeco, Inc.	73,004	2,417
Swedbank AB, Class A	116,690	2,358
Toronto-Dominion Bank (The) (CAD denominated)	34,422	2,224
United Overseas Bank, Ltd.	101,900	2,193
Hana Financial Group, Inc.	62,025	2,085
East West Bancorp, Inc.	28,429	2,046
360 ONE WAM, Ltd.	228,422	1,944
National Bank of Canada	23,228	1,771
Intact Financial Corp.	11,381	1,751
Principal Financial Group, Inc.	22,030	1,733
Skandinaviska Enskilda Banken AB, Class A	113,011	1,556
EFG International AG	117,468	1,509
Franklin Resources, Inc.	46,876	1,396
State Street Corp.	17,390	1,347
BNP Paribas SA	19,050	1,320
Truist Financial Corp.	34,796	1,285
Bank Central Asia Tbk PT	1,889,200	1,152
TPG, Inc., Class A	25,970	1,121
Western Union Co.	93,040	1,109
Euronext NV	12,294	1,068
Bank Mandiri (Persero) Tbk PT	2,720,000	1,067
Patria Investments, Ltd., Class A	63,717	988
UniCredit SpA	36,306	985
Banco Santander, SA	217,744	909
Citigroup, Inc.	17,383	894
Ping An Insurance (Group) Company of China, Ltd., Class H	190,000	860
Société Générale	29,067	775
Vontobel Holding AG	11,229	728
OneMain Holdings, Inc.	12,558	618
Fidelity National Information Services, Inc.	10,115	608
China Pacific Insurance (Group) Co., Ltd., Class H	277,950	560
Capital One Financial Corp.	3,823	501
Fukuoka Financial Group, Inc.	19,200	452
Grupo Financiero Banorte, SAB de CV, Series O	42,207	424
Bank of Montreal	4,117	407
Houlihan Lokey, Inc., Class A	3,330	399
Tokio Marine Holdings, Inc.	8,600	215
Moscow Exchange MICEX-RTS PJSC[3]	875,002	—	[4]
Sberbank of Russia PJSC[3]	204,176	—	[4]
		166,375

American Funds Insurance Series	113

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Health care 9.86%
AbbVie, Inc.	158,048	$24,493
Abbott Laboratories	152,959	16,836
Gilead Sciences, Inc.	193,923	15,710
AstraZeneca PLC	83,272	11,215
Amgen, Inc.	36,709	10,573
Sanofi	98,371	9,753
Bristol-Myers Squibb Co.	117,937	6,051
Medtronic PLC	72,433	5,967
UnitedHealth Group, Inc.	7,367	3,878
CVS Health Corp.	46,221	3,650
Roche Holding AG, nonvoting non-registered shares	11,785	3,416
Takeda Pharmaceutical Co., Ltd.	105,625	3,032
Johnson & Johnson	18,452	2,892
Novartis AG	19,835	2,003
GSK PLC	73,058	1,349
EBOS Group, Ltd.	51,251	1,150
Merck & Co., Inc.	8,309	906
Pfizer, Inc.	17,187	495
		123,369

Information technology 9.35%
Broadcom, Inc.	44,259	49,404
Microsoft Corp.	67,314	25,313
Taiwan Semiconductor Manufacturing Co., Ltd.	536,800	10,331
Texas Instruments, Inc.	43,641	7,439
Seagate Technology Holdings PLC	64,799	5,532
KLA Corp.	5,687	3,306
SAP SE	18,589	2,860
TDK Corp.	47,700	2,261
Tokyo Electron, Ltd.	12,600	2,240
Samsung Electronics Co., Ltd.	29,153	1,773
Analog Devices, Inc.	8,631	1,714
GlobalWafers Co., Ltd.	88,938	1,697
Intel Corp.	23,587	1,185
Vanguard International Semiconductor Corp.	262,255	694
BE Semiconductor Industries NV	3,224	486
Capgemini SE	1,919	401
SINBON Electronics Co., Ltd.	37,446	364
		117,000

Consumer staples 9.15%
Philip Morris International, Inc.	294,556	27,712
British American Tobacco PLC	386,906	11,291
British American Tobacco PLC (ADR)	61,763	1,809
Nestlé SA	84,337	9,761
Imperial Brands PLC	337,751	7,762
Mondelez International, Inc., Class A	95,679	6,930
PepsiCo, Inc.	30,773	5,227
ITC, Ltd.	797,505	4,423
Danone SA	64,604	4,190
General Mills, Inc.	47,612	3,101
Anheuser-Busch InBev SA/NV	45,033	2,909
Altria Group, Inc.	66,658	2,689
Diageo PLC	70,366	2,555
Dollar General Corp.	18,536	2,520
Seven & i Holdings Co., Ltd.	63,600	2,519
Procter & Gamble Co.	17,060	2,500
Carlsberg A/S, Class B	19,656	2,464
Kimberly-Clark Corp.	17,502	2,127
Kenvue, Inc.	86,309	1,858
Wilmar International, Ltd.	556,200	1,501
Kao Corp.	34,700	1,426

114	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Pernod Ricard SA	6,104	$1,079
Kraft Heinz Co. (The)	27,009	999
Asahi Group Holdings, Ltd.	24,500	912
WH Group Ltd.	1,366,000	881
Vector Group, Ltd.	74,669	842
Sysco Corp.	10,859	794
Molson Coors Beverage Co., Class B, restricted voting shares	8,796	538
Scandinavian Tobacco Group A/S	24,914	433
Viscofan, SA, non-registered shares	6,942	411
Unilever PLC	5,254	254
Reckitt Benckiser Group PLC	1,394	96
		114,513

Industrials 8.35%
RTX Corp.	227,122	19,110
Union Pacific Corp.	37,664	9,251
BAE Systems PLC	569,696	8,060
Siemens AG	40,877	7,667
Honeywell International, Inc.	25,955	5,443
RELX PLC	117,187	4,648
Paychex, Inc.	36,521	4,350
Canadian National Railway Co. (CAD denominated)	28,727	3,611
DHL Group	70,834	3,509
AB Volvo, Class B	124,232	3,229
Marubeni Corp.	198,400	3,122
Broadridge Financial Solutions, Inc.	14,364	2,955
Singapore Technologies Engineering, Ltd.	977,500	2,876
Trinity Industries, Inc.	93,524	2,487
Automatic Data Processing, Inc.	10,472	2,440
ITOCHU Corp.	57,900	2,363
Vinci SA	16,934	2,127
Carrier Global Corp.	34,200	1,965
BOC Aviation, Ltd.	205,400	1,570
Trelleborg AB, Class B	46,644	1,563
Waste Management, Inc.	8,225	1,473
SGS SA	16,071	1,388
Illinois Tool Works, Inc.	5,274	1,381
Compañia de Distribución Integral Logista Holdings, SA, non-registered shares	49,520	1,340
Bureau Veritas SA	48,098	1,216
FedEx Corp.	4,446	1,125
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	56,531	987
General Dynamics Corp.	2,635	684
United Parcel Service, Inc., Class B	4,107	646
Airbus SE, non-registered shares	3,937	608
L3Harris Technologies, Inc.	2,873	605
Sulzer AG	4,630	473
Epiroc AB, Class B	9,302	163
		104,435

Energy 6.18%
Canadian Natural Resources, Ltd. (CAD denominated)	219,525	14,382
TC Energy Corp. (CAD denominated)[1]	288,545	11,271
TC Energy Corp.	17,158	671
Exxon Mobil Corp.	88,978	8,896
TotalEnergies SE	112,932	7,671
Shell PLC (GBP denominated)	214,477	6,968
Shell PLC (ADR)	8,450	556
BP PLC	1,015,322	6,000
Chevron Corp.	33,278	4,964
EOG Resources, Inc.	37,495	4,535
ConocoPhillips	30,282	3,515
Equitrans Midstream Corp.	228,302	2,324

American Funds Insurance Series	115

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Energy (continued)
Schlumberger NV	39,352	$2,048
Neste OYJ	42,703	1,517
DT Midstream, Inc.	14,667	804
Enbridge, Inc. (CAD denominated)	16,876	608
Baker Hughes Co., Class A	9,719	332
Woodside Energy Group, Ltd. (CDI)	12,043	255
Gazprom PJSC[3,5]	880,428	—	[4]
		77,317

Utilities 5.94%
Engie SA	480,958	8,457
Engie SA, bonus shares	36,900	649
National Grid PLC	505,381	6,824
E.ON SE	455,616	6,112
SSE PLC	236,180	5,572
Edison International	77,886	5,568
DTE Energy Co.	50,037	5,517
Duke Energy Corp.	49,391	4,793
Dominion Energy, Inc.	97,164	4,567
Iberdrola, SA, non-registered shares	348,441	4,557
Sempra	53,881	4,026
CenterPoint Energy, Inc.	117,976	3,371
AES Corp.	158,867	3,058
Southern Co. (The)	31,912	2,238
Pinnacle West Capital Corp.	29,633	2,129
NextEra Energy, Inc.	29,782	1,809
Entergy Corp.	16,306	1,650
Power Grid Corporation of India, Ltd.	361,599	1,029
SembCorp Industries, Ltd.	239,800	963
ENN Energy Holdings, Ltd.	99,100	728
Power Assets Holdings, Ltd.	117,500	680
		74,297

Real estate 4.82%
VICI Properties, Inc. REIT	555,713	17,716
Equinix, Inc. REIT	7,347	5,917
Public Storage REIT	16,002	4,881
Extra Space Storage, Inc. REIT	28,682	4,599
Crown Castle, Inc. REIT	29,333	3,379
American Tower Corp. REIT	15,596	3,367
Gaming and Leisure Properties, Inc. REIT	49,656	2,450
Link REIT	369,948	2,069
CK Asset Holdings, Ltd.	346,000	1,730
Welltower, Inc. REIT	18,815	1,697
Rexford Industrial Realty, Inc. REIT	28,946	1,624
Sun Hung Kai Properties, Ltd.	146,355	1,575
Prologis, Inc. REIT	10,708	1,427
Kimco Realty Corp. REIT	62,930	1,341
CTP NV	75,076	1,269
Charter Hall Group REIT	153,613	1,251
Mindspace Business Parks REIT	233,888	909
Digital Realty Trust, Inc. REIT	6,331	852
POWERGRID Infrastructure Investment Trust REIT	729,345	847
Longfor Group Holdings, Ltd.	335,634	538
Embassy Office Parks REIT	115,484	450
Embassy Office Parks REIT[5]	11,725	46
CubeSmart REIT	8,847	410
		60,344

116	American Funds Insurance Series

Capital Income Builder (continued)

Common stocks (continued)	Shares	Value (000)
Consumer discretionary 3.70%
Home Depot, Inc.	24,477	$8,483
LVMH Moët Hennessy-Louis Vuitton SE	7,279	5,904
Restaurant Brands International, Inc.	59,974	4,686
Midea Group Co., Ltd., Class A	554,075	4,266
YUM! Brands, Inc.	28,665	3,745
McDonald’s Corp.	12,174	3,610
Kering SA	7,967	3,536
Industria de Diseño Textil, SA	67,115	2,927
Darden Restaurants, Inc.	10,473	1,721
NEXT PLC	15,809	1,632
Bridgestone Corp.	33,300	1,375
Galaxy Entertainment Group, Ltd.	216,000	1,207
Tractor Supply Co.	4,485	964
Hasbro, Inc.	10,899	557
International Game Technology PLC	15,626	428
OPAP SA	22,896	389
Toyota Motor Corp.	20,400	374
Inchcape PLC	31,417	286
Kindred Group PLC (SDR)	24,452	226
Compagnie Financière Richemont SA, Class A	106	15
		46,331

Communication services 3.14%
Comcast Corp., Class A	146,104	6,407
Nippon Telegraph and Telephone Corp.	3,589,500	4,382
Verizon Communications, Inc.	115,704	4,362
Singapore Telecommunications, Ltd.	1,940,300	3,626
Koninklijke KPN NV	1,038,075	3,574
América Móvil, SAB de CV, Class B (ADR)	183,587	3,400
SoftBank Corp.	267,100	3,329
Publicis Groupe SA	24,050	2,236
TELUS Corp.	92,357	1,643
Deutsche Telekom AG	57,458	1,380
Warner Music Group Corp., Class A	34,867	1,248
WPP PLC	120,630	1,147
HKT Trust and HKT, Ltd., units	873,240	1,045
Omnicom Group, Inc.	11,563	1,000
Telkom Indonesia (Persero) Tbk PT, Class B	2,070,000	531
		39,310

Materials 2.57%
Vale SA (ADR), ordinary nominative shares	272,978	4,329
Vale SA, ordinary nominative shares	180,366	2,860
Air Products and Chemicals, Inc.	17,795	4,872
Rio Tinto PLC	61,101	4,538
Linde PLC	9,409	3,864
BHP Group, Ltd. (CDI)	64,930	2,222
Evonik Industries AG	69,687	1,423
International Flavors & Fragrances, Inc.	17,226	1,395
UPM-Kymmene OYJ	28,069	1,056
BASF SE	19,170	1,032
Smurfit Kappa Group PLC	22,439	885
Celanese Corp.	5,602	870
Asahi Kasei Corp.	102,400	758
WestRock Co.	17,595	730
Gerdau SA (ADR)	133,973	650
Fortescue, Ltd.	28,457	563
Glencore PLC	23,221	139
		32,186

Total common stocks (cost: $759,836,000)		955,477

American Funds Insurance Series	117

Capital Income Builder (continued)

Preferred securities 0.02%	Shares			Value (000)
Financials 0.02%
Banco Bradesco SA, preferred nominative shares		72,312		$252

Total preferred securities (cost: $194,000)				252

Convertible stocks 0.19%
Utilities 0.19%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025[1]		45,239		1,724
AES Corp., convertible preferred units, 6.875% 2/15/2024		8,659		659

Total convertible stocks (cost: $2,926,000)				2,383

Bonds, notes & other debt instruments 16.71%	Principal amount (000)
Mortgage-backed obligations 8.29%
Federal agency mortgage-backed obligations 7.50%
Fannie Mae Pool #695412 5.00% 6/1/2033[6]	USD	—	[4]	—	[4]
Fannie Mae Pool #AD3566 5.00% 10/1/2035[6]		1		1
Fannie Mae Pool #931768 5.00% 8/1/2039[6]		1		1
Fannie Mae Pool #AC0794 5.00% 10/1/2039[6]		5		5
Fannie Mae Pool #932606 5.00% 2/1/2040[6]		2		2
Fannie Mae Pool #AE0311 3.50% 8/1/2040[6]		8		7
Fannie Mae Pool #AE1248 5.00% 6/1/2041[6]		8		8
Fannie Mae Pool #AJ1873 4.00% 10/1/2041[6]		6		6
Fannie Mae Pool #AE1274 5.00% 10/1/2041[6]		6		6
Fannie Mae Pool #AE1277 5.00% 11/1/2041[6]		3		4
Fannie Mae Pool #AE1283 5.00% 12/1/2041[6]		2		2
Fannie Mae Pool #AE1290 5.00% 2/1/2042[6]		4		4
Fannie Mae Pool #AT0300 3.50% 3/1/2043[6]		1		1
Fannie Mae Pool #AT3954 3.50% 4/1/2043[6]		2		2
Fannie Mae Pool #AY1829 3.50% 12/1/2044[6]		2		2
Fannie Mae Pool #BH3122 4.00% 6/1/2047[6]		1		1
Fannie Mae Pool #BJ5015 4.00% 12/1/2047[6]		32		31
Fannie Mae Pool #BK5232 4.00% 5/1/2048[6]		18		17
Fannie Mae Pool #BK6840 4.00% 6/1/2048[6]		24		23
Fannie Mae Pool #BK9743 4.00% 8/1/2048[6]		8		7
Fannie Mae Pool #BK9761 4.50% 8/1/2048[6]		4		4
Fannie Mae Pool #FM3280 3.50% 5/1/2049[6]		34		32
Fannie Mae Pool #FS5372 3.50% 7/1/2049[6]		185		172
Fannie Mae Pool #FS5313 3.50% 1/1/2050[6]		2,118		1,973
Fannie Mae Pool #CA5540 3.00% 4/1/2050[6]		2,963		2,655
Fannie Mae Pool #CA6309 3.00% 7/1/2050[6]		344		312
Fannie Mae Pool #CA6349 3.00% 7/1/2050[6]		130		116
Fannie Mae Pool #CA6740 3.00% 8/1/2050[6]		89		80
Fannie Mae Pool #CA7048 3.00% 9/1/2050[6]		48		43
Fannie Mae Pool #CA7052 3.00% 9/1/2050[6]		14		13
Fannie Mae Pool #CA7381 3.00% 10/1/2050[6]		145		130
Fannie Mae Pool #FM5166 3.00% 12/1/2050[6]		92		82
Fannie Mae Pool #BR4104 2.00% 1/1/2051[6]		49		40
Fannie Mae Pool #FM5509 3.00% 1/1/2051[6]		140		125
Fannie Mae Pool #CB0191 3.00% 4/1/2051[6]		178		159
Fannie Mae Pool #CB0193 3.00% 4/1/2051[6]		21		19
Fannie Mae Pool #FM7909 3.00% 6/1/2051[6]		17		15
Fannie Mae Pool #FM8477 3.00% 8/1/2051[6]		125		112
Fannie Mae Pool #CB2787 3.50% 12/1/2051[6]		23		21
Fannie Mae Pool #BV0790 3.50% 1/1/2052[6]		96		88
Fannie Mae Pool #FS0647 3.00% 2/1/2052[6]		927		836
Fannie Mae Pool #FS0752 3.00% 3/1/2052[6]		530		469
Fannie Mae Pool #CB3179 3.50% 3/1/2052[6]		322		297
Fannie Mae Pool #BW1289 5.50% 10/1/2052[6]		127		128
Fannie Mae Pool #BW1243 5.50% 10/1/2052[6]		113		114
Fannie Mae Pool #MA4842 5.50% 12/1/2052[6]		171		172

118	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #MA4919 5.50% 2/1/2053[6]	USD	111	$111
Fannie Mae Pool #CB5986 5.00% 3/1/2053[6]		97	96
Fannie Mae Pool #BX9827 5.00% 5/1/2053[6]		5,466	5,409
Fannie Mae Pool #FS4563 5.00% 5/1/2053[6]		65	64
Fannie Mae Pool #MA5010 5.50% 5/1/2053[6]		295	296
Fannie Mae Pool #MA5011 6.00% 5/1/2053[6]		1,696	1,723
Fannie Mae Pool #MA5039 5.50% 6/1/2053[6]		361	363
Fannie Mae Pool #CB6485 6.00% 6/1/2053[6]		443	450
Fannie Mae Pool #CB6486 6.00% 6/1/2053[6]		276	281
Fannie Mae Pool #CB6465 6.00% 6/1/2053[6]		198	201
Fannie Mae Pool #MA5071 5.00% 7/1/2053[6]		362	358
Fannie Mae Pool #BU4112 5.00% 7/1/2053[6]		99	98
Fannie Mae Pool #MA5072 5.50% 7/1/2053[6]		1,200	1,206
Fannie Mae Pool #MA5165 5.50% 10/1/2053[6]		10	10
Fannie Mae Pool #MA5167 6.50% 10/1/2053[6]		2,892	2,965
Fannie Mae Pool #MA5191 6.00% 11/1/2053[6]		767	779
Fannie Mae Pool #BF0142 5.50% 8/1/2056[6]		360	373
Fannie Mae Pool #BF0342 5.50% 1/1/2059[6]		245	249
Fannie Mae Pool #BM6737 4.50% 11/1/2059[6]		615	600
Fannie Mae Pool #BF0497 3.00% 7/1/2060[6]		422	362
Freddie Mac Pool #SC0149 2.00% 3/1/2041[6]		72	62
Freddie Mac Pool #RB0544 2.00% 6/1/2041[6]		124	106
Freddie Mac Pool #Q15874 4.00% 2/1/2043[6]		1	1
Freddie Mac Pool #G67711 4.00% 3/1/2048[6]		211	204
Freddie Mac Pool #Q55971 4.00% 5/1/2048[6]		17	16
Freddie Mac Pool #Q56175 4.00% 5/1/2048[6]		15	14
Freddie Mac Pool #Q55970 4.00% 5/1/2048[6]		8	8
Freddie Mac Pool #Q56599 4.00% 6/1/2048[6]		24	23
Freddie Mac Pool #Q57242 4.50% 7/1/2048[6]		10	10
Freddie Mac Pool #Q58411 4.50% 9/1/2048[6]		46	45
Freddie Mac Pool #Q58436 4.50% 9/1/2048[6]		25	25
Freddie Mac Pool #Q58378 4.50% 9/1/2048[6]		17	17
Freddie Mac Pool #ZT1704 4.50% 1/1/2049[6]		1,109	1,099
Freddie Mac Pool #RA3384 3.00% 8/1/2050[6]		15	14
Freddie Mac Pool #RA3506 3.00% 9/1/2050[6]		147	132
Freddie Mac Pool #RA5901 3.00% 9/1/2051[6]		76	68
Freddie Mac Pool #RA6347 3.00% 11/1/2051[6]		155	139
Freddie Mac Pool #SD8214 3.50% 5/1/2052[6]		828	760
Freddie Mac Pool #QE3580 3.50% 6/1/2052[6]		480	440
Freddie Mac Pool #QE4383 4.00% 6/1/2052[6]		334	316
Freddie Mac Pool #RA7556 4.50% 6/1/2052[6]		874	848
Freddie Mac Pool #SD1584 4.50% 9/1/2052[6]		191	188
Freddie Mac Pool #QE9222 5.00% 9/1/2052[6]		648	642
Freddie Mac Pool #QF0924 5.50% 9/1/2052[6]		318	319
Freddie Mac Pool #SD2948 5.50% 11/1/2052[6]		118	119
Freddie Mac Pool #SD2716 5.00% 4/1/2053[6]		106	105
Freddie Mac Pool #SD8316 5.50% 4/1/2053[6]		595	598
Freddie Mac Pool #SD8324 5.50% 5/1/2053[6]		448	450
Freddie Mac Pool #SD8329 5.00% 6/1/2053[6]		35	34
Freddie Mac Pool #SD8331 5.50% 6/1/2053[6]		1,118	1,123
Freddie Mac Pool #SD3175 6.00% 6/1/2053[6]		92	94
Freddie Mac Pool #RA9294 6.50% 6/1/2053[6]		20	20
Freddie Mac Pool #RA9289 6.50% 6/1/2053[6]		16	17
Freddie Mac Pool #RA9292 6.50% 6/1/2053[6]		17	17
Freddie Mac Pool #RA9288 6.50% 6/1/2053[6]		15	16
Freddie Mac Pool #RA9287 6.50% 6/1/2053[6]		11	11
Freddie Mac Pool #RA9290 6.50% 6/1/2053[6]		8	8
Freddie Mac Pool #RA9291 6.50% 6/1/2053[6]		6	6
Freddie Mac Pool #RA9295 6.50% 6/1/2053[6]		4	4
Freddie Mac Pool #SD8341 5.00% 7/1/2053[6]		348	344
Freddie Mac Pool #SD8342 5.50% 7/1/2053[6]		2,453	2,464

American Funds Insurance Series	119

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8362 5.50% 9/1/2053[6]	USD	19		$20
Freddie Mac Pool #SD8367 5.50% 10/1/2053[6]		29		30
Freddie Mac Pool #SD8369 6.50% 10/1/2053[6]		1,703		1,746
Freddie Mac Pool #SD8372 5.50% 11/1/2053[6]		89		89
Freddie Mac, Series K156, Class A2, Multi Family, 4.43% 2/25/2033[6,7]		160		160
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[6,7]		105		96
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[6]		217		199
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[6,7]		212		194
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[6,7]		90		79
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057[6]		75		67
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[6]		17		16
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 7/25/2058[6]		921		822
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058[6]		350		332
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[6]		555		524
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MA, 3.50% 10/25/2058[6]		16		15
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[6]		9		8
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[6]		823		785
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-2, Class A1C, 2.75% 9/25/2029[6]		1,171		1,082
Government National Mortgage Assn. 4.00% 1/1/2054[6,8]		321		307
Government National Mortgage Assn. 5.50% 1/1/2054[6,8]		610		615
Government National Mortgage Assn. 6.00% 1/1/2054[6,8]		25		25
Government National Mortgage Assn. Pool #MA5764 4.50% 2/20/2049[6]		186		184
Government National Mortgage Assn. Pool #MA8267 4.00% 9/20/2052[6]		3,194		3,049
Government National Mortgage Assn. Pool #MA8947 5.00% 6/20/2053[6]		430		427
Government National Mortgage Assn. Pool #MA9016 5.00% 7/20/2053[6]		1,148		1,139
Government National Mortgage Assn. Pool #694836 5.75% 9/20/2059[6]		—	[4]	—	[4]
Government National Mortgage Assn. Pool #766525 4.70% 11/20/2062[6]		—	[4]	—	[4]
Government National Mortgage Assn. Pool #725893 5.20% 9/20/2064[6]		—	[4]	—	[4]
Uniform Mortgage-Backed Security 2.50% 1/1/2039[6,8]		941		867
Uniform Mortgage-Backed Security 2.50% 2/1/2039[6,8]		767		707
Uniform Mortgage-Backed Security 2.00% 1/1/2054[6,8]		276		226
Uniform Mortgage-Backed Security 2.50% 1/1/2054[6,8]		91		78
Uniform Mortgage-Backed Security 3.00% 1/1/2054[6,8]		682		603
Uniform Mortgage-Backed Security 3.50% 1/1/2054[6,8]		1,707		1,566
Uniform Mortgage-Backed Security 4.00% 1/1/2054[6,8]		2,962		2,802
Uniform Mortgage-Backed Security 4.50% 1/1/2054[6,8]		2,041		1,979
Uniform Mortgage-Backed Security 5.00% 1/1/2054[6,8]		1,364		1,350
Uniform Mortgage-Backed Security 5.50% 1/1/2054[6,8]		9,725		9,767
Uniform Mortgage-Backed Security 6.00% 1/1/2054[6,8]		650		660
Uniform Mortgage-Backed Security 6.50% 1/1/2054[6,8]		1,058		1,084
Uniform Mortgage-Backed Security 7.00% 1/1/2054[6,8]		4,844		4,997
Uniform Mortgage-Backed Security 4.50% 2/1/2054[6,8]		200		194
Uniform Mortgage-Backed Security 5.00% 2/1/2054[6,8]		1,550		1,534
Uniform Mortgage-Backed Security 5.50% 2/1/2054[6,8]		4,250		4,269

120	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Uniform Mortgage-Backed Security 6.00% 2/1/2054[6,8]	USD	4,800	$4,874
Uniform Mortgage-Backed Security 6.50% 2/1/2054[6,8]		5,550	5,687
Uniform Mortgage-Backed Security 6.00% 3/1/2054[6,8]		3,300	3,345
			93,856

Collateralized mortgage-backed obligations (privately originated) 0.40%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[2,6,7]		119	98
BINOM Securitization Trust, Series 2022-RPL1, Class A1, 3.00% 2/25/2061[2,6,7]		72	66
BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 9/25/2061[2,6]		83	75
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[2,6,7]		97	94
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[2,6,7]		68	65
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[2,6,7]		166	156
Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/2060[2,6,7]		9	8
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M1, (30-day Average USD-SOFR + 0.75%) 6.087% 10/25/2041[2,6,7]		1	1
Connecticut Avenue Securities Trust, Series 2023-R01, Class 1M1, (30-day Average USD-SOFR + 2.40%) 7.737% 12/25/2042[2,6,7]		37	38
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 7.237% 6/25/2043[2,6,7]		383	387
Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 7.037% 7/25/2043[2,6,7]		139	140
Finance of America Structured Securities Trust, Series 2019-JR3, Class A 2.00% 9/25/2069[2,6]		57	61
Finance of America Structured Securities Trust, Series 2019-JR4, Class A, 2.00% 11/25/2069[2,6]		64	65
Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 10/25/2051[2,6,7]		109	90
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1A, (30-day Average USD-SOFR + 2.00%) 7.337% 4/25/2042[2,6,7]		85	86
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA4, Class M1A, (30-day Average USD-SOFR + 2.20%) 7.537% 5/25/2042[2,6,7]		15	15
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 7.487% 9/25/2042[2,6,7]		25	25
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1B, (30-day Average USD-SOFR + 3.70%) 9.037% 9/25/2042[2,6,7]		64	67
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA1, Class M2, (30-day Average USD-SOFR + 1.814%) 7.152% 1/25/2050[2,6,7]		108	109
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2, (30-day Average USD-SOFR + 1.964%) 7.302% 2/25/2050[2,6,7]		309	313
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA3, Class B1, (30-day Average USD-SOFR + 5.214%) 10.552% 6/27/2050[2,6,7]		490	537
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class B1, (30-day Average USD-SOFR + 6.114%) 11.452% 8/25/2050[2,6,7]		463	521
Home Partners of America Trust, Series 2022-1, Class A, 3.93% 4/17/2039[2,6]		186	178
Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1, 4.00% 2/25/2061 (7.00% on 4/25/2025)[2,6,9]		175	174
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 4/25/2061[2,6,7]		69	67
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 7/25/2067 (5.25% on 11/25/2024)[2,6,9]		116	113
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (3-month USD CME Term SOFR + 0.965%) 6.32% 11/25/2055[2,6,7]		202	201
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD CME Term SOFR + 0.865%) 6.22% 5/25/2055[2,6,7]		243	243
Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039[2,6]		99	93
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[2,6,7]		31	30
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 10/25/2056[2,6,7]		5	5
Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 7/25/2057[2,6,7]		10	10
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 10/25/2057[2,6,7]		31	30
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 3/25/2058[2,6,7]		36	35
Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25% 7/25/2058[2,6,7]		19	18

American Funds Insurance Series	121

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060[2,6]	USD	410	$362
Treehouse Park Improvement Association No.1 9.75% 12/1/2033[2,3]		100	93
Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/2038[2,6]		196	179
Tricon Residential Trust, Series 2023-SFR1, Class A, 5.10% 7/17/2040[2,6]		100	99
			4,947

Commercial mortgage-backed securities 0.39%
Bank Commercial Mortgage Trust, Series 2023-5YR1, Class A3, 6.26% 3/15/2056[6,7]		287	298
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 7.131% 5/15/2039[2,6,7]		110	109
BPR Trust, Series 2022-OANA, Class A, (1-month USD CME Term SOFR + 1.898%) 7.26% 4/15/2037[2,6,7]		329	325
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 7.477% 6/15/2027[2,6,7]		332	333
BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 6.176% 9/15/2036[2,6,7]		648	632
BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 6.375% 10/15/2036[2,6,7]		266	260
BX Trust, Series 2021-ARIA, Class C, (1-month USD CME Term SOFR + 1.76%) 7.122% 10/15/2036[2,6,7]		100	97
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 6.853% 4/15/2037[2,6,7]		128	127
BX Trust, Series 2021-SOAR, Class A, (1-month USD CME Term SOFR + 0.784%) 6.146% 6/15/2038[2,6,7]		162	159
BX Trust, Series 2021-SOAR, Class D, (1-month USD CME Term SOFR + 1.514%) 6.876% 6/15/2038[2,6,7]		93	91
BX Trust, Series 2021-ACNT, Class C, (1-month USD CME Term SOFR + 1.614%) 6.976% 11/15/2038[2,6,7]		100	98
BX Trust, Series 2022-PSB, Class A, (1-month USD CME Term SOFR + 2.451%) 7.813% 8/15/2039[2,6,7]		89	89
BX Trust, Series 2023-VLT2, Class A, (1-month USD CME Term SOFR + 2.281%) 7.643% 6/15/2040[2,6,7]		221	222
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82% 6/10/2028[2,6,7]		237	240
DATA 2023-CNTR Mortgage Trust, Series 2023-CNTR, Class A, 5.728% 8/12/2043[2,6,7]		574	571
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD CME Term SOFR + 1.194%) 6.556% 7/15/2038[2,6,7]		93	93
FIVE Mortgage Trust, Series 2023-V1, Class A3, 5.668% 2/10/2056[6]		73	74
FS Commercial Trust, Series 2023-4SZN, Class A, 7.066% 11/10/2039[2,6]		187	195
Great Wolf Trust, Series 2019-WOLF, Class A, (1-month USD CME Term SOFR + 1.348%) 6.252% 12/15/2036[2,6,7]		24	24
GS Mortgage Securities Trust, Series 2018-HULA, Class A, (1-month USD CME Term SOFR + 1.223%) 6.396% 7/15/2025[2,6,7]		229	227
Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1-month USD CME Term SOFR + 1.264%) 6.559% 5/17/2038[2,6,7]		300	298
SREIT Trust, Series 2021-MFP, Class A, (1-month USD CME Term SOFR + 0.845%) 6.207% 11/15/2038[2,6,7]		345	340
			4,902

Total mortgage-backed obligations			103,705

U.S. Treasury bonds & notes 5.71%
U.S. Treasury 5.65%
U.S. Treasury 0.625% 10/15/2024		10,550	10,204
U.S. Treasury 2.125% 11/30/2024		1,860	1,815
U.S. Treasury 3.875% 3/31/2025		5,877	5,827
U.S. Treasury 4.625% 6/30/2025		4,793	4,805
U.S. Treasury 4.00% 2/15/2026		2,621	2,610
U.S. Treasury 0.75% 3/31/2026		1	1
U.S. Treasury 0.75% 5/31/2026		3,850	3,556
U.S. Treasury 1.875% 6/30/2026		4,855	4,606

122	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 1.125% 10/31/2026	USD	995	$918
U.S. Treasury 2.00% 11/15/2026[10]		2,800	2,648
U.S. Treasury 4.625% 11/15/2026		1,200	1,219
U.S. Treasury 4.375% 12/15/2026		4,500	4,545
U.S. Treasury 0.50% 4/30/2027		2,375	2,121
U.S. Treasury 2.625% 5/31/2027		80	77
U.S. Treasury 4.00% 2/29/2028		745	748
U.S. Treasury 1.25% 3/31/2028		1,350	1,211
U.S. Treasury 3.625% 3/31/2028		4	3
U.S. Treasury 4.375% 11/30/2028		12,858	13,161
U.S. Treasury 4.00% 2/28/2030		1,659	1,668
U.S. Treasury 6.25% 5/15/2030		345	390
U.S. Treasury 4.125% 11/15/2032		9	9
U.S. Treasury 4.50% 11/15/2033		1,767	1,856
U.S. Treasury 4.50% 8/15/2039		640	678
U.S. Treasury 1.125% 5/15/2040[10]		2,400	1,551
U.S. Treasury 2.00% 11/15/2041		300	218
U.S. Treasury 4.75% 11/15/2043		514	552
U.S. Treasury 2.375% 5/15/2051		196	141
U.S. Treasury 4.00% 11/15/2052		152	150
U.S. Treasury 4.125% 8/15/2053[10]		2,766	2,804
U.S. Treasury 4.75% 11/15/2053		595	669
			70,761

U.S. Treasury inflation-protected securities 0.06%
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[11]		742	733

Total U.S. Treasury bonds & notes			71,494

Corporate bonds, notes & loans 1.84%
Health care 0.32%
Amgen, Inc. 5.507% 3/2/2026		30	30
Amgen, Inc. 5.15% 3/2/2028		55	56
Amgen, Inc. 4.05% 8/18/2029		100	98
Amgen, Inc. 5.25% 3/2/2030		124	128
Amgen, Inc. 4.20% 3/1/2033		133	127
Amgen, Inc. 5.25% 3/2/2033		71	73
Amgen, Inc. 5.60% 3/2/2043		105	109
Amgen, Inc. 4.20% 2/22/2052		19	16
Amgen, Inc. 4.875% 3/1/2053		25	23
Amgen, Inc. 5.65% 3/2/2053		37	39
Amgen, Inc. 5.75% 3/2/2063		85	89
AstraZeneca Finance, LLC 4.875% 3/3/2028		35	36
AstraZeneca PLC 3.375% 11/16/2025		200	196
AstraZeneca PLC 3.00% 5/28/2051		11	8
Baxter International, Inc. 3.132% 12/1/2051		25	17
Centene Corp. 4.625% 12/15/2029		530	509
Centene Corp. 3.375% 2/15/2030		179	161
Centene Corp. 2.625% 8/1/2031		40	33
CVS Health Corp. 5.125% 2/21/2030		50	51
CVS Health Corp. 5.25% 2/21/2033		23	23
CVS Health Corp. 5.30% 6/1/2033		24	25
CVS Health Corp. 5.625% 2/21/2053		55	56
Elevance Health, Inc. 4.75% 2/15/2033		16	16
Eli Lilly and Co. 5.00% 2/27/2026		35	35
Eli Lilly and Co. 4.875% 2/27/2053		23	24
Eli Lilly and Co. 4.95% 2/27/2063		14	14
Gilead Sciences, Inc. 1.65% 10/1/2030		8	7
HCA, Inc. 2.375% 7/15/2031		18	15
Humana, Inc. 3.70% 3/23/2029		12	12

American Funds Insurance Series	123

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Merck & Co., Inc. 1.70% 6/10/2027	USD	118	$108
Merck & Co., Inc. 3.40% 3/7/2029		110	106
Merck & Co., Inc. 4.50% 5/17/2033		35	35
Merck & Co., Inc. 4.90% 5/17/2044		35	35
Merck & Co., Inc. 5.00% 5/17/2053		18	18
Molina Healthcare, Inc. 3.875% 5/15/2032[2]		40	35
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033		13	13
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053		12	12
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/2030		8	7
Regeneron Pharmaceuticals, Inc. 2.80% 9/15/2050		2	1
Shire Acquisitions Investments Ireland DAC 3.20% 9/23/2026		270	260
Teva Pharmaceutical Finance Netherlands III BV 6.00% 4/15/2024		551	550
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026		650	602
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046		300	203
Zoetis, Inc. 5.60% 11/16/2032		25	27
			4,038

Financials 0.32%
AerCap Ireland Capital DAC 5.75% 6/6/2028		150	154
AerCap Ireland Capital DAC 3.30% 1/30/2032		150	131
American Express Co. 4.90% 2/13/2026		28	28
American International Group, Inc. 5.125% 3/27/2033		17	17
Aon Corp. 5.35% 2/28/2033		21	21
Bank of America Corp. 5.819% 9/15/2029 (USD-SOFR + 1.57% on 9/15/2028)[9]		31	32
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[9]		231	188
Bank of America Corp. 5.288% 4/25/2034 (USD-SOFR + 1.91% on 4/25/2033)[9]		118	118
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[2,9]		200	204
Charles Schwab Corp. (The) 5.853% 5/19/2034 (USD-SOFR + 2.50% on 5/19/2033)[9]		15	15
Charles Schwab Corp. (The) 6.136% 8/24/2034 (USD-SOFR + 2.01% on 8/24/2033)[9]		40	42
Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032)[9]		35	30
Citigroup, Inc. 6.174% 5/25/2034 (USD-SOFR + 2.661% on 5/25/2033)[9]		50	52
Corebridge Financial, Inc. 3.85% 4/5/2029		180	170
Corebridge Financial, Inc. 3.90% 4/5/2032		32	29
Corebridge Financial, Inc. 4.35% 4/5/2042		7	6
Corebridge Financial, Inc. 4.40% 4/5/2052		49	41
Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[2,9]		200	194
Deutsche Bank AG 6.72% 1/18/2029 (USD-SOFR + 3.18% on 1/18/2028)[9]		150	157
Deutsche Bank AG 6.819% 11/20/2029 (USD-SOFR + 2.51% on 11/20/2028)[9]		150	158
Fifth Third Bancorp 6.339% 7/27/2029 (USD-SOFR + 2.34% on 7/27/2028)[9]		5	5
Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[9]		111	95
Intercontinental Exchange, Inc. 4.60% 3/15/2033		18	18
Intercontinental Exchange, Inc. 4.95% 6/15/2052		16	16
JPMorgan Chase & Co. 4.08% 4/26/2026 (USD-SOFR + 1.32% on 4/26/2025)[9]		78	77
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[9]		40	40
JPMorgan Chase & Co. 6.087% 10/23/2029 (USD-SOFR + 1.57% on 10/23/2028)[9]		35	37
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[9]		259	211
JPMorgan Chase & Co. 2.963% 1/25/2033 (USD-SOFR + 1.26% on 1/25/2032)[9]		17	15
JPMorgan Chase & Co. 6.254% 10/23/2034 (USD-SOFR + 1.81% on 10/23/2033)[9]		55	60
Mastercard, Inc. 4.875% 3/9/2028		31	32
Morgan Stanley 5.123% 2/1/2029 (USD-SOFR + 1.73% on 2/1/2028)[9]		25	25
Morgan Stanley 4.889% 7/20/2033 (USD-SOFR + 2.077% on 7/20/2032)[9]		20	19
Morgan Stanley 5.424% 7/21/2034 (USD-SOFR + 1.88% on 7/21/2033)[9]		35	35
Nasdaq, Inc. 5.35% 6/28/2028		20	21
Nasdaq, Inc. 5.55% 2/15/2034		17	18
Nasdaq, Inc. 5.95% 8/15/2053		8	9
Nasdaq, Inc. 6.10% 6/28/2063		11	12
Navient Corp. 5.00% 3/15/2027		150	145
New York Life Global Funding 3.00% 1/10/2028[2]		150	141

124	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
PNC Financial Services Group, Inc. 5.812% 6/12/2026 (USD-SOFR + 1.322% on 6/12/2025)[9]	USD	35	$35
PNC Financial Services Group, Inc. 5.582% 6/12/2029 (USD-SOFR + 1.841% on 6/12/2028)[9]		50	51
PNC Financial Services Group, Inc. 6.875% 10/20/2034 (USD-SOFR + 2.284% on 10/20/2033)[9]		87	97
Royal Bank of Canada 5.00% 2/1/2033		30	30
State Street Corp. 4.857% 1/26/2026 (USD-SOFR + 0.604% on 1/26/2025)[9]		15	15
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[9,12]		38	—	[4]
Truist Financial Corp. 5.867% 6/8/2034 (USD-SOFR + 2.361% on 6/8/2033)[9]		10	10
U.S. Bancorp 5.775% 6/12/2029 (USD-SOFR + 2.02% on 6/12/2028)[9]		70	72
U.S. Bancorp 5.836% 6/12/2034 (USD-SOFR + 2.26% on 6/10/2033)[9]		17	17
UBS Group AG 6.246% 9/22/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.80% on 9/22/2028)[2,9]		200	209
UBS Group AG 4.194% 4/1/2031 (USD-SOFR + 3.73% on 4/1/2030)[2,9]		374	349
Wells Fargo & Co. 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)[9]		45	45
Wells Fargo & Co. 5.557% 7/25/2034 (USD-SOFR + 1.99% on 7/25/2033)[9]		84	86
Wells Fargo & Co. 6.491% 10/23/2034 (USD-SOFR + 2.06% on 10/23/2033)[9]		104	113
			3,947

Consumer discretionary 0.27%
Advance Auto Parts, Inc. 3.90% 4/15/2030		18	16
Advance Auto Parts, Inc. 3.50% 3/15/2032		12	10
BMW US Capital, LLC 4.15% 4/9/2030[2]		290	284
BMW US Capital, LLC 3.70% 4/1/2032[2]		25	23
Daimler Trucks Finance North America, LLC 1.625% 12/13/2024[2]		175	169
Daimler Trucks Finance North America, LLC 5.15% 1/16/2026[2]		150	151
Daimler Trucks Finance North America, LLC 2.50% 12/14/2031[2]		150	125
Ford Motor Co. 4.75% 1/15/2043		130	107
Ford Motor Co. 5.291% 12/8/2046		120	106
Ford Motor Credit Co., LLC 2.30% 2/10/2025		200	192
Ford Motor Credit Co., LLC 5.125% 6/16/2025		695	687
Ford Motor Credit Co., LLC 2.70% 8/10/2026		306	284
Ford Motor Credit Co., LLC 4.95% 5/28/2027		604	590
Ford Motor Credit Co., LLC 6.798% 11/7/2028		200	209
Grand Canyon University 4.125% 10/1/2024		200	189
McDonald’s Corp. 3.60% 7/1/2030		12	11
McDonald’s Corp. 4.60% 9/9/2032		3	3
McDonald’s Corp. 4.95% 8/14/2033		3	3
McDonald’s Corp. 5.15% 9/9/2052		10	10
Toyota Motor Credit Corp. 5.40% 11/10/2025		228	232
			3,401

Energy 0.23%
Apache Corp. 4.25% 1/15/2030		385	360
BP Capital Markets America, Inc. 3.633% 4/6/2030		360	345
Cenovus Energy, Inc. 5.40% 6/15/2047		44	42
Columbia Pipelines Operating Co., LLC 5.927% 8/15/2030[2]		9	9
Columbia Pipelines Operating Co., LLC 6.497% 8/15/2043[2]		5	5
ConocoPhillips Co. 5.30% 5/15/2053		25	26
Enbridge, Inc. 6.70% 11/15/2053		37	43
Energy Transfer, LP 6.10% 12/1/2028		41	43
Energy Transfer, LP 6.40% 12/1/2030		34	36
Energy Transfer, LP 6.55% 12/1/2033		30	33
Equinor ASA 2.375% 5/22/2030		365	326
Exxon Mobil Corp. 2.995% 8/16/2039		200	161
Exxon Mobil Corp. 3.452% 4/15/2051		25	20
Kinder Morgan, Inc. 5.20% 6/1/2033		27	27

American Funds Insurance Series	125

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Kinder Morgan, Inc. 5.45% 8/1/2052	USD	11	$10
MPLX, LP 4.95% 9/1/2032		20	20
New Fortress Energy, Inc. 6.50% 9/30/2026[2]		80	77
NGL Energy Operating, LLC 7.50% 2/1/2026[2]		80	81
ONEOK, Inc. 5.55% 11/1/2026		15	15
ONEOK, Inc. 5.65% 11/1/2028		19	20
ONEOK, Inc. 3.10% 3/15/2030		42	38
ONEOK, Inc. 5.80% 11/1/2030		11	11
ONEOK, Inc. 6.05% 9/1/2033		88	93
ONEOK, Inc. 7.15% 1/15/2051		97	112
ONEOK, Inc. 6.625% 9/1/2053		91	102
Petroleos Mexicanos 6.50% 1/23/2029		20	18
Petroleos Mexicanos 8.75% 6/2/2029		177	172
Shell International Finance BV 2.00% 11/7/2024		420	409
TransCanada Pipelines, Ltd. 5.10% 3/15/2049		150	143
TransCanada Trust 5.875% 8/15/2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[9,13]		108	102
Williams Companies, Inc. 5.30% 8/15/2052		40	39
			2,938

Communication services 0.20%
América Móvil, SAB de CV, 8.46% 12/18/2036	MXN	1,300	66
AT&T, Inc. 3.50% 6/1/2041	USD	75	60
CCO Holdings, LLC 4.75% 2/1/2032[2]		25	22
CCO Holdings, LLC 4.25% 1/15/2034[2]		175	142
Charter Communications Operating, LLC 3.70% 4/1/2051		25	16
Meta Platforms, Inc. 3.85% 8/15/2032		135	129
Meta Platforms, Inc. 4.45% 8/15/2052		75	69
Netflix, Inc. 4.875% 4/15/2028		150	152
SBA Tower Trust 1.631% 11/15/2026[2]		253	226
Sprint Capital Corp. 6.875% 11/15/2028		325	352
Sprint Capital Corp. 8.75% 3/15/2032		90	111
T-Mobile USA, Inc. 3.875% 4/15/2030		625	593
T-Mobile USA, Inc. 2.55% 2/15/2031		203	175
T-Mobile USA, Inc. 6.00% 6/15/2054		69	76
Verizon Communications, Inc. 1.75% 1/20/2031		142	117
Walt Disney Co. (The) 4.625% 3/23/2040		120	117
WarnerMedia Holdings, Inc. 5.05% 3/15/2042		47	41
WarnerMedia Holdings, Inc. 5.141% 3/15/2052		88	76
			2,540

Utilities 0.19%
AEP Transmission Co., LLC 3.80% 6/15/2049		45	36
Consumers Energy Co. 4.625% 5/15/2033		50	50
DTE Energy Co. 3.00% 3/1/2032		42	37
Duke Energy Florida, LLC 5.95% 11/15/2052		25	27
Edison International 4.125% 3/15/2028		132	128
Edison International 5.25% 11/15/2028		55	55
Edison International 6.95% 11/15/2029		25	27
Electricité de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[2,9]		200	224
FirstEnergy Corp. 2.65% 3/1/2030		493	426
FirstEnergy Corp. 2.25% 9/1/2030		107	90
Florida Power & Light Co. 5.05% 4/1/2028		70	72
Florida Power & Light Co. 5.10% 4/1/2033		35	36
NiSource, Inc. 5.40% 6/30/2033		25	26
Oncor Electric Delivery Co., LLC 5.65% 11/15/2033[2]		25	27
Pacific Gas and Electric Co. 2.95% 3/1/2026		97	92
Pacific Gas and Electric Co. 3.75% 7/1/2028		105	98

126	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Pacific Gas and Electric Co. 4.65% 8/1/2028	USD	284	$273
Pacific Gas and Electric Co. 2.50% 2/1/2031		375	310
Pacific Gas and Electric Co. 6.40% 6/15/2033		50	53
PacifiCorp 5.50% 5/15/2054		50	49
Southern California Edison Co. 3.60% 2/1/2045		206	160
Union Electric Co. 3.90% 4/1/2052		25	21
WEC Energy Group, Inc. 5.15% 10/1/2027		25	25
			2,342

Consumer staples 0.10%
7-Eleven, Inc. 0.80% 2/10/2024[2]		50	50
7-Eleven, Inc. 1.30% 2/10/2028[2]		14	12
Altria Group, Inc. 3.70% 2/4/2051		5	3
BAT Capital Corp. 4.70% 4/2/2027		105	104
BAT Capital Corp. 6.343% 8/2/2030		9	9
BAT Capital Corp. 6.421% 8/2/2033		38	40
BAT Capital Corp. 7.079% 8/2/2043		31	33
BAT Capital Corp. 4.54% 8/15/2047		82	63
BAT Capital Corp. 4.758% 9/6/2049		121	96
BAT Capital Corp. 7.081% 8/2/2053		69	74
BAT International Finance PLC 4.448% 3/16/2028		150	148
Constellation Brands, Inc. 5.00% 2/2/2026		50	50
H.J. Heinz Co. 4.875% 10/1/2049		235	223
J. M. Smucker Co. (The) 6.20% 11/15/2033		22	24
J. M. Smucker Co. (The) 6.50% 11/15/2043		6	7
J. M. Smucker Co. (The) 6.50% 11/15/2053		21	24
Philip Morris International, Inc. 5.125% 11/17/2027		43	44
Philip Morris International, Inc. 5.625% 11/17/2029		23	24
Philip Morris International, Inc. 5.125% 2/15/2030		56	57
Philip Morris International, Inc. 5.50% 9/7/2030		70	73
Philip Morris International, Inc. 5.75% 11/17/2032		16	17
Philip Morris International, Inc. 5.375% 2/15/2033		55	56
Philip Morris International, Inc. 5.625% 9/7/2033		30	31
			1,262

Industrials 0.09%
Boeing Co. 2.75% 2/1/2026		91	87
Boeing Co. 3.625% 2/1/2031		280	260
Boeing Co. 5.805% 5/1/2050		95	98
Canadian Pacific Railway Co. 3.10% 12/2/2051		102	74
Carrier Global Corp. 2.722% 2/15/2030		9	8
Carrier Global Corp. 2.70% 2/15/2031		9	8
Carrier Global Corp. 5.90% 3/15/2034[2]		40	43
Carrier Global Corp. 3.577% 4/5/2050		8	6
Carrier Global Corp. 6.20% 3/15/2054[2]		49	57
CSX Corp. 4.75% 11/15/2048		50	48
CSX Corp. 4.50% 11/15/2052		35	33
L3Harris Technologies, Inc. 5.40% 7/31/2033		15	16
L3Harris Technologies, Inc. 5.60% 7/31/2053		13	14
Lockheed Martin Corp. 5.10% 11/15/2027		19	20
Moog, Inc. 4.25% 12/9/2027[2]		55	52
Norfolk Southern Corp. 5.35% 8/1/2054		51	53
Northrop Grumman Corp. 4.95% 3/15/2053		21	21
Republic Services, Inc. 5.00% 4/1/2034		13	13
RTX Corp. 6.00% 3/15/2031		35	37
RTX Corp. 6.10% 3/15/2034		27	29
RTX Corp. 6.40% 3/15/2054		22	25

American Funds Insurance Series	127

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Union Pacific Corp. 2.80% 2/14/2032	USD	17	$15
Union Pacific Corp. 3.50% 2/14/2053		20	16
Waste Management, Inc. 4.625% 2/15/2030		60	61
			1,094

Information technology 0.06%
Broadcom, Inc. 4.00% 4/15/2029[2]		3	3
Broadcom, Inc. 4.15% 4/15/2032[2]		11	10
Broadcom, Inc. 3.137% 11/15/2035[2]		2	2
Broadcom, Inc. 3.75% 2/15/2051[2]		91	72
Lenovo Group, Ltd. 5.875% 4/24/2025		400	402
Oracle Corp. 3.60% 4/1/2050		150	111
ServiceNow, Inc. 1.40% 9/1/2030		130	107
			707

Materials 0.04%
BHP Billiton Finance (USA), Ltd. 4.875% 2/27/2026		35	35
BHP Billiton Finance (USA), Ltd. 4.75% 2/28/2028		35	36
BHP Billiton Finance (USA), Ltd. 4.90% 2/28/2033		16	16
BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2033		7	7
BHP Billiton Finance (USA), Ltd. 5.50% 9/8/2053		15	16
Celanese US Holdings, LLC 6.35% 11/15/2028		36	38
Celanese US Holdings, LLC 6.55% 11/15/2030		27	29
Celanese US Holdings, LLC 6.379% 7/15/2032		10	11
Celanese US Holdings, LLC 6.70% 11/15/2033		23	25
Dow Chemical Co. (The) 3.60% 11/15/2050		75	58
EIDP, Inc. 4.80% 5/15/2033		27	27
International Flavors & Fragrances, Inc. 3.468% 12/1/2050[2]		6	4
LYB International Finance III, LLC 3.625% 4/1/2051		102	74
NOVA Chemicals Corp. 8.50% 11/15/2028[2]		10	11
Nutrien, Ltd. 5.90% 11/7/2024		84	84
South32 Treasury, Ltd. 4.35% 4/14/2032[2]		10	9
			480

Real estate 0.02%
American Tower Corp. 4.05% 3/15/2032		11	10
Boston Properties, LP 2.45% 10/1/2033		7	5
Boston Properties, LP 6.50% 1/15/2034		38	40
Crown Castle, Inc. 5.00% 1/11/2028		54	54
Equinix, Inc. 1.55% 3/15/2028		25	22
Equinix, Inc. 3.20% 11/18/2029		144	133
Equinix, Inc. 2.50% 5/15/2031		47	40
			304

Total corporate bonds, notes & loans			23,053

Asset-backed obligations 0.79%
ACHV ABS Trust, Series 2023-3PL, Class A, 6.60% 8/19/2030[2,6]		29	29
ACHV ABS Trust, Series 2023-3PL, Class B, 7.17% 8/19/2030[2,6]		100	100
Affirm Asset Securitization Trust, Series 2022-X1, Class A, 1.75% 2/15/2027[2,6]		13	12
Affirm Asset Securitization Trust, Series 2023-A, Class A, 6.61% 1/18/2028[2,6]		100	101
American Express Credit Account Master Trust, Series 2022-3, Class A, 3.75% 8/16/2027[6]		100	98
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786% 10/17/2036[2,6]		83	82
American Homes 4 Rent, Series 2015-SFR2, Class A, 3.732% 10/17/2052[2,6]		85	83
American Homes 4 Rent, Series 2015-SFR2, Class B, 4.295% 10/17/2052[2,6]		100	98
AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A2B, (30-day Average USD-SOFR + 1.15%) 6.488% 12/18/2025[6,7]		32	32
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[2,6]		197	184

128	American Funds Insurance Series

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[2,6]	USD	100	$95
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[2,6]		339	347
Bankers Healthcare Group Securitization Trust, Series 2022-A, Class A, 1.71% 2/20/2035[2,6]		35	34
CarMax Auto Owner Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.77%) 6.108% 9/15/2025[6,7]		24	25
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[2,6]		351	324
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[2,6]		87	75
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/2060[2,6]		90	82
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/2060[2,6]		90	74
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[2,6]		316	283
CF Hippolyta, LLC, Series 2022-1, Class A1, 5.97% 8/15/2062[2,6]		489	481
CPS Auto Receivables Trust, Series 2023-A, Class A, 5.54% 3/16/2026[2,6]		40	40
Discover Card Execution Note Trust, Series 2023-A1, Class A, 4.31% 3/15/2028[6]		326	324
DriveTime Auto Owner Trust, Series 2023-1, Class A, 5.48% 4/15/2027[2,6]		45	44
First National Master Note Trust, Series 2023-1, Class A, 5.13% 4/16/2029[6]		213	214
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 5/17/2039[2,6]		131	126
Ford Credit Auto Owner Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.60%) 5.938% 2/15/2025[6,7]		6	6
Ford Credit Auto Owner Trust, Series 2023-1, Class A, 4.85% 8/15/2035[2,6]		176	177
Ford Credit Auto Owner Trust, Series 2023-2, Class A, 5.28% 2/15/2036[2,6]		181	185
Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class A1, 4.92% 5/15/2028[2,6]		188	189
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[2,6]		431	390
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046[2,6]		77	68
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 9/17/2039[2,6]		113	107
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040[2,6]		422	389
GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.60%) 5.938% 9/16/2025[6,7]		23	23
GM Financial Revolving Receivables Trust, Series 2023-1, Class A, 5.12% 4/11/2035[2,6]		285	290
GM Financial Revolving Receivables Trust, Series 2022-1, Class A, 5.91% 10/11/2035[2,6]		184	192
GM Financial Securitized Term Auto Receivables Trust, Series 2023-2, Class A3, 4.47% 2/16/2028[6]		25	25
GM Financial Securitized Term Auto Receivables Trust, Series 2023-2, Class A4, 4.43% 10/16/2028[6]		48	48
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[2,6]		247	238
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[2,6]		100	96
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[2,6]		268	243
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[2,6]		100	90
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[2,6]		100	90
Hyundai Auto Receivables Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.58%) 5.918% 5/15/2025[6,7]		24	24
Hyundai Auto Receivables Trust, Series 2023-A, Class A3, 4.58% 4/15/2027[6]		28	28
Hyundai Auto Receivables Trust, Series 2023-A, Class A4, 4.48% 7/17/2028[6]		28	28
LAD Auto Receivables Trust, Series 2023-1, Class A2, 5.68% 10/15/2026[2,6]		18	18
Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.23% 7/17/2028[2,6]		70	70
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/2069[2,6]		38	33
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[2,6]		120	104
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[2,6]		166	151
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[2,6]		332	301
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD CME Term SOFR + 0.854%) 6.212% 4/20/2062[2,6,7]		169	166
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[2,6]		935	820
OnDeck Asset Securitization Trust, LLC, Series 2021-1A, Class A, 1.59% 5/17/2027[2,6]		100	98
Oportun Funding, LLC, Series 2021-B, Class A, 1.47% 5/8/2031[2,6]		100	93
PFS Financing Corp., Series 2022-D, Class A, 4.27% 8/16/2027[2,6]		100	98

American Funds Insurance Series	129

Capital Income Builder (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
PFS Financing Corp., Series 2023-B, Class A, 5.27% 5/15/2028[2,6]	USD	175	$176
Santander Drive Auto Receivables Trust, Series 2022-7, Class A2, 5.81% 1/15/2026[6]		134	134
Santander Drive Auto Receivables Trust, Series 2023-1, Class A2, 5.36% 5/15/2026[6]		21	21
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A2A, 5.89% 3/22/2027[2,6]		66	66
SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07% 1/15/2053[2,6]		57	50
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[2,6]		139	128
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/2034[2,6,7]		335	309
Toyota Auto Receivables Owner Trust, Series 2022-C, Class A2B, (30-day Average USD-SOFR + 0.57%) 5.908% 8/15/2025[6,7]		10	11
Verizon Master Trust, Series 2022-7, Class A1A, 5.23% 11/22/2027 (5.98% on 11/20/2024)[6,9]		451	451
Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02% 10/21/2024[6]		1	1
Westlake Automobile Receivables Trust, Series 2022-2A, Class A2A, 3.36% 8/15/2025[2,6]		45	45
Westlake Automobile Receivables Trust, Series 2022-3, Class C, 5.49% 7/15/2026[2,6]		80	80
Westlake Automobile Receivables Trust, Series 2022-3, Class B, 5.99% 12/15/2027[2,6]		100	100
			9,837

Bonds & notes of governments & government agencies outside the U.S. 0.06%
Peru (Republic of) 2.783% 1/23/2031		190	166
Portuguese Republic 5.125% 10/15/2024		18	18
Qatar (State of) 4.50% 4/23/2028		200	203
Saudi Arabia (Kingdom of) 3.625% 3/4/2028		200	194
United Mexican States 3.25% 4/16/2030		200	181
			762

Municipals 0.02%
California 0.00%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034		15	13

Illinois 0.02%
G.O. Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033		225	223

Total municipals			236

Total bonds, notes & other debt instruments (cost: $211,777,000)			209,087

Investment funds 2.80%	Shares
Capital Group Central Corporate Bond Fund[14]		4,123,855	34,970

Total Investment funds (cost: $38,724,000)			34,970

Short-term securities 8.63%
Money market investments 7.34%
Capital Group Central Cash Fund 5.44%[14,15]		917,878	91,779

130	American Funds Insurance Series

Capital Income Builder (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 1.29%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[15,16]	8,238,251	$8,238
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[15,16]	7,897,883	7,898
Capital Group Central Cash Fund 5.44%[14,15,16]	587	59
		16,195

Total short-term securities (cost: $107,970,000)		107,974
Total investment securities 104.71% (cost: $1,121,427,000)		1,310,143
Other assets less liabilities (4.71)%		(58,874)

Net assets 100.00%		$1,251,269

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
2 Year U.S. Treasury Note Futures	Long	233	4/3/2024	USD	47,978	$476
5 Year U.S. Treasury Note Futures	Long	418	4/3/2024		45,468	1,038
10 Year U.S. Treasury Note Futures	Long	30	3/28/2024		3,387	111
10 Year Ultra U.S. Treasury Note Futures	Long	9	3/28/2024		1,062	47
20 Year U.S. Treasury Bond Futures	Long	13	3/28/2024		1,624	76
30 Year Ultra U.S. Treasury Bond Futures	Long	56	3/28/2024		7,481	708
						$2,456

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
4.8585%	Annual	U.S. EFFR	Annual	1/12/2024	USD4,037	$(1)	$—	$(1)
4.8615%	Annual	U.S. EFFR	Annual	1/12/2024	USD8,100	(2)	—	(2)
4.8674%	Annual	U.S. EFFR	Annual	1/12/2024	USD5,914	(2)	—	(2)
3.52647%	Annual	U.S. EFFR	Annual	6/16/2024	USD5,215	(41)	—	(41)
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	USD5,600	(45)	—	(45)
3.5291%	Annual	U.S. EFFR	Annual	6/16/2024	USD5,635	(45)	—	(45)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	USD898	(7)	—	(7)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	USD4,100	(34)	—	(34)
SOFR	Annual	3.055%	Annual	4/6/2031	USD6,700	183	—	183
SOFR	Annual	2.91%	Annual	9/18/2050	USD592	48	—	48
						$54	$—	$54

American Funds Insurance Series	131

Capital Income Builder (continued)

Swap contracts (continued)

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	[17]	Value at 12/31/2023 (000)	[18]	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2023 (000)
5.00%	Quarterly	CDX.NA.HY.41	12/20/2028	USD6,088		$355		$(25)	$380

Investments in affiliates14

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Investment funds 2.80%
Capital Group Central Corporate Bond Fund	$28,059	$8,969	$3,252		$(735)	$1,929	$34,970	$1,338
Short-term securities 7.35%
Money market investments 7.34%
Capital Group Central Cash Fund 5.44%[15]	77,952	231,552	217,725		7	(7)	91,779	4,771
Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 5.44%[15,16]	1,712		1,653	[19]			59	—	[20]
Total short-term securities							91,838
Total 10.15%					$(728)	$1,922	$126,808	$6,109

[1]	All or a portion of this security was on loan. The total value of all such securities was $17,090,000, which represented 1.37% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[2]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $22,845,000, which represented 1.83% of the net assets of the fund.
[3]	Value determined using significant unobservable inputs.
[4]	Amount less than one thousand.
[5]	Security did not produce income during the last 12 months.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[8]	Purchased on a TBA basis.
[9]	Step bond; coupon rate may change at a later date.
[10]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $2,208,000, which represented .18% of the net assets of the fund.
[11]	Index-linked bond whose principal amount moves with a government price index.
[12]	Scheduled interest and/or principal payment was not received.
[13]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[14]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[15]	Rate represents the seven-day yield at 12/31/2023.
[16]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[17]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[18]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.
[19]	Represents net activity. Refer to Note 5 for more information on securities lending.
[20]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

132	American Funds Insurance Series

Capital Income Builder (continued)

Key to abbreviation(s)
ADR = American Depositary Receipts
Assn. = Association
CAD = Canadian dollars
CDI = CREST Depository Interest
CME = CME Group
DAC = Designated Activity Company
EFFR = Effective Federal Funds Rate
G.O. = General Obligation
GBP = British pounds
GDR = Global Depositary Receipts
LIBOR = London Interbank Offered Rate
MXN = Mexican pesos
REIT = Real Estate Investment Trust
SDR = Swedish Depositary Receipts
SOFR = Secured Overnight Financing Rate
TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	133

Asset Allocation Fund

Investment portfolio December 31, 2023

Common stocks 63.95%	Shares	Value (000)
Information technology 13.69%
Broadcom, Inc.	1,116,318	$1,246,090
Microsoft Corp.	2,642,840	993,814
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	3,470,426	360,924
ASML Holding NV (ADR)	449,711	340,395
Oracle Corp.	1,297,246	136,769
Apple, Inc.	604,712	116,425
TE Connectivity, Ltd.	656,000	92,168
Salesforce, Inc.[1]	268,387	70,623
Applied Materials, Inc.	426,300	69,090
Synopsys, Inc.[1]	90,490	46,594
MicroStrategy, Inc., Class A1	43,100	27,223
Diebold Nixdorf, Inc.[1,2]	532,940	15,429
		3,515,544

Health care 10.03%
UnitedHealth Group, Inc.	1,030,396	542,473
Eli Lilly and Co.	717,860	418,455
Vertex Pharmaceuticals, Inc.[1]	940,945	382,861
Gilead Sciences, Inc.	4,559,000	369,325
Thermo Fisher Scientific, Inc.	300,000	159,237
Regeneron Pharmaceuticals, Inc.[1]	150,000	131,743
Pfizer, Inc.	3,857,635	111,061
Novo Nordisk AS, Class B	929,600	96,153
AstraZeneca PLC	461,000	62,089
AstraZeneca PLC (ADR)	190,000	12,796
Alnylam Pharmaceuticals, Inc.[1]	261,834	50,118
Centene Corp.[1]	675,000	50,092
CVS Health Corp.	506,300	39,977
Cooper Companies, Inc.	99,300	37,579
Danaher Corp.	95,660	22,130
Catalent, Inc.[1]	488,000	21,926
Rotech Healthcare, Inc.[1,3,4]	184,138	19,334
AbCellera Biologics, Inc.[1,5]	2,871,293	16,395
Illumina, Inc.[1]	104,134	14,500
Biogen, Inc.[1]	34,200	8,850
Zoetis, Inc., Class A	42,300	8,349
		2,575,443

Financials 8.38%
Apollo Asset Management, Inc.	2,630,627	245,148
Aon PLC, Class A	735,000	213,900
JPMorgan Chase & Co.	1,179,000	200,548
Synchrony Financial	4,100,000	156,579
Capital One Financial Corp.	1,070,000	140,298
Ares Management Corp., Class A	1,015,403	120,752
Mastercard, Inc., Class A	272,177	116,086
Blue Owl Capital, Inc., Class A	7,085,161	105,569
Blackstone, Inc.	737,500	96,553
Arthur J. Gallagher & Co.	427,724	96,186
Intercontinental Exchange, Inc.	719,487	92,404
CME Group, Inc., Class A	361,000	76,027
Wells Fargo & Co.	1,517,000	74,667
Discover Financial Services	600,000	67,440
Nasdaq, Inc.	962,300	55,948
London Stock Exchange Group PLC	460,314	54,415
Brookfield Corp., Class A	1,260,000	50,551
Fifth Third Bancorp	1,217,000	41,974
Visa, Inc., Class A	146,264	38,080
Carlyle Group, Inc. (The)	814,688	33,150
KKR & Co., Inc.	261,000	21,624
RenaissanceRe Holdings, Ltd.	97,535	19,117
Fiserv, Inc.[1]	115,266	15,312

134	American Funds Insurance Series

Asset Allocation Fund (continued)

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Goldman Sachs Group, Inc.	30,100	$11,612
Islandsbanki hf.	9,555,235	7,797
Sberbank of Russia PJSC[3]	8,880,000	—	[6]
		2,151,737

Industrials 7.07%
Boeing Co.[1]	1,313,000	342,246
L3Harris Technologies, Inc.	1,351,500	284,653
Caterpillar, Inc.	618,000	182,724
Northrop Grumman Corp.	310,000	145,123
Southwest Airlines Co.	4,023,000	116,184
CSX Corp.	2,693,817	93,395
Airbus SE, non-registered shares	537,469	82,963
TransDigm Group, Inc.	74,424	75,287
Huntington Ingalls Industries, Inc.	284,500	73,868
Union Pacific Corp.	279,386	68,623
Deere & Co.	150,000	59,980
Republic Services, Inc.	340,689	56,183
Safran SA	312,100	55,056
Lockheed Martin Corp.	91,466	41,456
Cintas Corp.	64,200	38,691
Carrier Global Corp.	587,000	33,723
Quanta Services, Inc.	152,260	32,858
Copart, Inc.[1]	464,000	22,736
Veralto Corp.	126,099	10,373
		1,816,122

Consumer discretionary 7.03%
Home Depot, Inc.	1,607,300	557,010
Booking Holdings, Inc.[1]	107,243	380,415
LVMH Moët Hennessy-Louis Vuitton SE	226,125	183,416
General Motors Co.	4,000,000	143,680
D.R. Horton, Inc.	870,000	132,223
Darden Restaurants, Inc.	601,084	98,758
Royal Caribbean Cruises, Ltd.[1]	734,400	95,097
Tractor Supply Co.	218,000	46,877
Compagnie Financière Richemont SA, Class A	329,286	45,419
YUM! Brands, Inc.	277,000	36,193
Marriott International, Inc., Class A	112,000	25,257
Moncler SpA	395,000	24,358
Restaurant Brands International, Inc.	271,440	21,208
Advance Auto Parts, Inc.	249,443	15,223
Party City Holdco, Inc.[1,3]	68,158	1,557
Party City Holdco, Inc.[1,2,3]	681	15
		1,806,706

Communication services 5.54%
Meta Platforms, Inc., Class A1	1,506,000	533,064
Alphabet, Inc., Class C1	3,009,502	424,129
Alphabet, Inc., Class A1	531,770	74,283
Comcast Corp., Class A	5,301,533	232,472
Take-Two Interactive Software, Inc.[1]	550,000	88,523
Charter Communications, Inc., Class A1	184,000	71,517
		1,423,988

Consumer staples 4.15%
Philip Morris International, Inc.	3,727,171	350,652
Constellation Brands, Inc., Class A	663,689	160,447
Altria Group, Inc.	2,838,200	114,493
Archer Daniels Midland Co.	1,200,000	86,664
Target Corp.	500,000	71,210
Nestlé SA	516,000	59,720

American Funds Insurance Series	135

Asset Allocation Fund (continued)

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Costco Wholesale Corp.	89,700	$59,209
British American Tobacco PLC	1,080,000	31,517
British American Tobacco PLC (ADR)[5]	882,000	25,834
Dollar Tree Stores, Inc.[1]	287,000	40,768
Mondelez International, Inc., Class A	440,000	31,869
Dollar General Corp.	125,000	16,994
Procter & Gamble Co.	105,500	15,460
		1,064,837

Materials 3.93%
Royal Gold, Inc.	1,405,000	169,949
Franco-Nevada Corp.	1,495,000	165,595
Linde PLC	334,791	137,502
Lundin Mining Corp.	14,980,000	122,549
ATI, Inc.[1]	1,964,000	89,303
Wheaton Precious Metals Corp.	1,780,000	87,825
Nucor Corp.	500,000	87,020
Mosaic Co.	1,381,012	49,344
First Quantum Minerals, Ltd.	5,805,000	47,533
Celanese Corp.	160,000	24,859
Corteva, Inc.	511,606	24,516
Venator Materials PLC[1,3]	563,403,768	2,890
		1,008,885

Energy 3.41%
Canadian Natural Resources, Ltd. (CAD denominated)	6,940,400	454,697
ConocoPhillips	1,324,000	153,677
Halliburton Co.	2,534,613	91,626
Schlumberger NV	833,500	43,376
Noble Corp. PLC, Class A	611,675	29,458
Exxon Mobil Corp.	233,835	23,379
EOG Resources, Inc.	174,000	21,045
TechnipFMC PLC	902,000	18,166
Cenovus Energy, Inc. (CAD denominated)	928,000	15,464
New Fortress Energy, Inc., Class A	408,780	15,423
TC Energy Corp. (CAD denominated)[5]	205,000	8,008
Altera Infrastructure, LP1,3	16,130	1,487
Constellation Oil Services Holding SA, Class B-1[1,3]	480,336	67
Bighorn Permian Resources, LLC[3]	4,392	—	[6]
		875,873

Real estate 0.60%
Extra Space Storage, Inc. REIT	655,530	105,101
Crown Castle, Inc. REIT	435,600	50,177
		155,278

Utilities 0.12%
Constellation Energy Corp.	138,666	16,209
FirstEnergy Corp.	400,000	14,664
		30,873

Total common stocks (cost: $10,347,476,000)		16,425,286

Preferred securities 0.00%
Industrials 0.00%
ACR III LSC Holdings, LLC, Series B, preferred shares[1,2,3]	450	697

Total preferred securities (cost: $465,000)		697

136	American Funds Insurance Series

Asset Allocation Fund (continued)

Rights & warrants 0.00%	Shares			Value (000)
Energy 0.00%
Constellation Oil Services Holding SA, Class D, warrants, expire 6/10/2071[1,3]		4		$—	[6]

Total rights & warrants (cost: $0)				—	[6]

Convertible stocks 0.17%
Health care 0.17%
Carbon Health Technologies, Inc., Series D-2, 8.00% noncumulative convertible preferred shares[3,4]		4,955,500		43,608

Total convertible stocks (cost: $50,000,000)				43,608

Convertible bonds & notes 0.01%	Principal amount (000)
Communication services 0.01%
DISH Network Corp., convertible notes, 3.375% 8/15/2026	USD	4,000		2,140

Total convertible bonds & notes (cost: $2,482,000)				2,140

Bonds, notes & other debt instruments 25.97%
Mortgage-backed obligations 9.23%
Federal agency mortgage-backed obligations 8.62%
Fannie Mae Pool #AD7072 4.00% 6/1/2025[7]		1		1
Fannie Mae Pool #AE3069 4.00% 9/1/2025[7]		—	[6]	—	[6]
Fannie Mae Pool #AH0829 4.00% 1/1/2026[7]		1		1
Fannie Mae Pool #AH6431 4.00% 2/1/2026[7]		107		105
Fannie Mae Pool #AH5618 4.00% 2/1/2026[7]		1		1
Fannie Mae Pool #890329 4.00% 4/1/2026[7]		14		14
Fannie Mae Pool #MA1109 4.00% 5/1/2027[7]		1		1
Fannie Mae Pool #MA3653 3.00% 3/1/2029[7]		10		10
Fannie Mae Pool #AL8347 4.00% 3/1/2029[7]		88		87
Fannie Mae Pool #254767 5.50% 6/1/2033[7]		174		179
Fannie Mae Pool #555956 5.50% 12/1/2033[7]		111		114
Fannie Mae Pool #BN1085 4.00% 1/1/2034[7]		355		351
Fannie Mae Pool #929185 5.50% 1/1/2036[7]		352		362
Fannie Mae Pool #893641 6.00% 9/1/2036[7]		559		582
Fannie Mae Pool #893688 6.00% 10/1/2036[7]		142		149
Fannie Mae Pool #AS8554 3.00% 12/1/2036[7]		5,393		5,025
Fannie Mae Pool #907239 6.00% 12/1/2036[7]		31		32
Fannie Mae Pool #928031 6.00% 1/1/2037[7]		53		55
Fannie Mae Pool #888292 6.00% 3/1/2037[7]		477		498
Fannie Mae Pool #AD0249 5.50% 4/1/2037[7]		92		95
Fannie Mae Pool #190379 5.50% 5/1/2037[7]		48		49
Fannie Mae Pool #924952 6.00% 8/1/2037[7]		705		736
Fannie Mae Pool #888637 6.00% 9/1/2037[7]		8		9
Fannie Mae Pool #995674 6.00% 5/1/2038[7]		273		286
Fannie Mae Pool #AD0119 6.00% 7/1/2038[7]		846		884
Fannie Mae Pool #995224 6.00% 9/1/2038[7]		7		7
Fannie Mae Pool #AE0021 6.00% 10/1/2038[7]		260		271
Fannie Mae Pool #AL7164 6.00% 10/1/2038[7]		180		187
Fannie Mae Pool #889983 6.00% 10/1/2038[7]		16		16
Fannie Mae Pool #AD0095 6.00% 11/1/2038[7]		600		627
Fannie Mae Pool #AB0538 6.00% 11/1/2038[7]		100		105
Fannie Mae Pool #995391 6.00% 11/1/2038[7]		12		12
Fannie Mae Pool #AD0833 6.00% 1/1/2039[7]		—	[6]	—	[6]
Fannie Mae Pool #AL0309 6.00% 1/1/2040[7]		55		57
Fannie Mae Pool #AL0013 6.00% 4/1/2040[7]		162		169
Fannie Mae Pool #AL7228 6.00% 4/1/2041[7]		210		219
Fannie Mae Pool #AB4536 6.00% 6/1/2041[7]		370		386
Fannie Mae Pool #MA4387 2.00% 7/1/2041[7]		7,039		6,032
Fannie Mae Pool #MA4501 2.00% 12/1/2041[7]		8,108		6,934

American Funds Insurance Series	137

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FS0305 1.50% 1/1/2042[7]	USD	21,193	$17,576
Fannie Mae Pool #MA4520 2.00% 1/1/2042[7]		13,781	11,786
Fannie Mae Pool #AP2131 3.50% 8/1/2042[7]		2,810	2,648
Fannie Mae Pool #AU8813 4.00% 11/1/2043[7]		1,942	1,890
Fannie Mae Pool #AU9348 4.00% 11/1/2043[7]		1,098	1,069
Fannie Mae Pool #AU9350 4.00% 11/1/2043[7]		923	899
Fannie Mae Pool #AL8773 3.50% 2/1/2045[7]		4,855	4,587
Fannie Mae Pool #FM9416 3.50% 7/1/2045[7]		8,026	7,494
Fannie Mae Pool #AL8354 3.50% 10/1/2045[7]		1,198	1,122
Fannie Mae Pool #AL8522 3.50% 5/1/2046[7]		2,526	2,372
Fannie Mae Pool #BC7611 4.00% 5/1/2046[7]		111	106
Fannie Mae Pool #AS8310 3.00% 11/1/2046[7]		339	310
Fannie Mae Pool #BD9307 4.00% 11/1/2046[7]		1,289	1,243
Fannie Mae Pool #BD9699 3.50% 12/1/2046[7]		1,442	1,347
Fannie Mae Pool #BE1290 3.50% 2/1/2047[7]		1,919	1,792
Fannie Mae Pool #BM1179 3.00% 4/1/2047[7]		428	390
Fannie Mae Pool #256975 7.00% 10/1/2047[7]		2	2
Fannie Mae Pool #CA0770 3.50% 11/1/2047[7]		1,394	1,302
Fannie Mae Pool #257036 7.00% 11/1/2047[7]		6	6
Fannie Mae Pool #MA3211 4.00% 12/1/2047[7]		2,408	2,326
Fannie Mae Pool #MA3277 4.00% 2/1/2048[7]		10	9
Fannie Mae Pool #BK5255 4.00% 5/1/2048[7]		10	9
Fannie Mae Pool #FM3278 3.50% 11/1/2048[7]		15,369	14,349
Fannie Mae Pool #FM3280 3.50% 5/1/2049[7]		2,090	1,943
Fannie Mae Pool #CA4756 3.00% 12/1/2049[7]		1,603	1,445
Fannie Mae Pool #CA5968 2.50% 6/1/2050[7]		5,176	4,477
Fannie Mae Pool #CA6593 2.50% 8/1/2050[7]		11,703	10,129
Fannie Mae Pool #CA7052 3.00% 9/1/2050[7]		363	324
Fannie Mae Pool #CA7737 2.50% 11/1/2050[7]		9,499	8,114
Fannie Mae Pool #CA7599 2.50% 11/1/2050[7]		1,481	1,282
Fannie Mae Pool #FM4897 3.00% 11/1/2050[7]		13,332	12,090
Fannie Mae Pool #MA4237 2.00% 1/1/2051[7]		6,339	5,215
Fannie Mae Pool #CA8828 2.50% 2/1/2051[7]		3,755	3,238
Fannie Mae Pool #CB0290 2.00% 4/1/2051[7]		4,564	3,748
Fannie Mae Pool #CB0191 3.00% 4/1/2051[7]		5,156	4,606
Fannie Mae Pool #CB0193 3.00% 4/1/2051[7]		620	554
Fannie Mae Pool #FM7909 3.00% 6/1/2051[7]		485	433
Fannie Mae Pool #FM8453 3.00% 8/1/2051[7]		4,511	4,055
Fannie Mae Pool #CB1304 3.00% 8/1/2051[7]		81	73
Fannie Mae Pool #CB1810 3.00% 10/1/2051[7]		155	137
Fannie Mae Pool #CB2078 3.00% 11/1/2051[7]		9,079	8,101
Fannie Mae Pool #CB2286 2.50% 12/1/2051[7]		16,170	13,898
Fannie Mae Pool #CB2375 2.50% 12/1/2051[7]		7,477	6,426
Fannie Mae Pool #CB2319 2.50% 12/1/2051[7]		183	158
Fannie Mae Pool #BT9483 2.50% 12/1/2051[7]		88	76
Fannie Mae Pool #CB2372 2.50% 12/1/2051[7]		87	75
Fannie Mae Pool #BT9510 2.50% 12/1/2051[7]		87	75
Fannie Mae Pool #FS0182 3.00% 1/1/2052[7]		11,836	10,565
Fannie Mae Pool #BV3076 2.00% 2/1/2052[7]		8,141	6,665
Fannie Mae Pool #FS0647 3.00% 2/1/2052[7]		61,935	55,889
Fannie Mae Pool #BW2918 4.50% 6/1/2052[7]		5,687	5,517
Fannie Mae Pool #BW1192 4.50% 9/1/2052[7]		713	692
Fannie Mae Pool #CB4852 4.50% 10/1/2052[7]		11,860	11,504
Fannie Mae Pool #BX0097 4.50% 10/1/2052[7]		920	894
Fannie Mae Pool #FS5554 4.50% 11/1/2052[7]		3,307	3,208
Fannie Mae Pool #MA4842 5.50% 12/1/2052[7]		2,737	2,754
Fannie Mae Pool #MA4919 5.50% 2/1/2053[7]		1,166	1,172
Fannie Mae Pool #FS4563 5.00% 5/1/2053[7]		841	833
Fannie Mae Pool #MA5010 5.50% 5/1/2053[7]		199	200
Fannie Mae Pool #MA5038 5.00% 6/1/2053[7]		50,001	49,486
Fannie Mae Pool #MA5039 5.50% 6/1/2053[7]		708	711

138	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CB6491 6.50% 6/1/2053[7]	USD	1,655	$1,704
Fannie Mae Pool #CB6490 6.50% 6/1/2053[7]		576	591
Fannie Mae Pool #CB6468 6.50% 6/1/2053[7]		416	428
Fannie Mae Pool #MA5071 5.00% 7/1/2053[7]		3,838	3,798
Fannie Mae Pool #MA5072 5.50% 7/1/2053[7]		2,646	2,658
Fannie Mae Pool #MA5139 6.00% 9/1/2053[7]		25,023	25,414
Fannie Mae Pool #MA5165 5.50% 10/1/2053[7]		2,050	2,059
Fannie Mae Pool #BM6736 4.50% 11/1/2059[7]		10,738	10,472
Fannie Mae Pool #BF0497 3.00% 7/1/2060[7]		3,804	3,266
Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041[7]		22	24
Fannie Mae, Series 2001-T10, Class A1, 7.00% 12/25/2041[7]		69	71
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 6/25/2036[7]		33	28
Freddie Mac Pool #C91912 3.00% 2/1/2037[7]		9,837	9,176
Freddie Mac Pool #G03978 5.00% 3/1/2038[7]		391	398
Freddie Mac Pool #G04553 6.50% 9/1/2038[7]		43	45
Freddie Mac Pool #G08347 4.50% 6/1/2039[7]		59	59
Freddie Mac Pool #RB5071 2.00% 9/1/2040[7]		23,264	20,036
Freddie Mac Pool #C03518 5.00% 9/1/2040[7]		518	527
Freddie Mac Pool #Q05807 4.00% 1/1/2042[7]		1,476	1,440
Freddie Mac Pool #Q23185 4.00% 11/1/2043[7]		1,096	1,068
Freddie Mac Pool #Q23190 4.00% 11/1/2043[7]		724	706
Freddie Mac Pool #760014 2.71% 8/1/2045[7,8]		162	156
Freddie Mac Pool #Q37988 4.00% 12/1/2045[7]		5,032	4,862
Freddie Mac Pool #G60344 4.00% 12/1/2045[7]		4,426	4,276
Freddie Mac Pool #Z40130 3.00% 1/1/2046[7]		3,971	3,657
Freddie Mac Pool #Q41090 4.50% 6/1/2046[7]		199	198
Freddie Mac Pool #Q41909 4.50% 7/1/2046[7]		203	202
Freddie Mac Pool #760015 2.597% 1/1/2047[7,8]		402	383
Freddie Mac Pool #Q46021 3.50% 2/1/2047[7]		1,116	1,044
Freddie Mac Pool #SI2002 4.00% 3/1/2048[7]		2,112	2,035
Freddie Mac Pool #RA3384 3.00% 8/1/2050[7]		393	351
Freddie Mac Pool #SD8106 2.00% 11/1/2050[7]		31,091	25,589
Freddie Mac Pool #SD7528 2.00% 11/1/2050[7]		16,585	13,813
Freddie Mac Pool #RA5288 2.00% 5/1/2051[7]		28,629	23,516
Freddie Mac Pool #SD7544 3.00% 7/1/2051[7]		385	346
Freddie Mac Pool #RA5782 2.50% 9/1/2051[7]		9,569	8,244
Freddie Mac Pool #SD7545 2.50% 9/1/2051[7]		6,510	5,621
Freddie Mac Pool #RA5971 3.00% 9/1/2051[7]		6,330	5,679
Freddie Mac Pool #QC6456 3.00% 9/1/2051[7]		679	601
Freddie Mac Pool #SD0734 3.00% 10/1/2051[7]		169	152
Freddie Mac Pool #RA6483 2.50% 12/1/2051[7]		6,439	5,534
Freddie Mac Pool #SD7552 2.50% 1/1/2052[7]		2,249	1,937
Freddie Mac Pool #SD0813 3.00% 1/1/2052[7]		321	287
Freddie Mac Pool #QD7089 3.50% 2/1/2052[7]		1,025	945
Freddie Mac Pool #SD7554 2.50% 4/1/2052[7]		87	75
Freddie Mac Pool #SD8214 3.50% 5/1/2052[7]		51	47
Freddie Mac Pool #QE4383 4.00% 6/1/2052[7]		2,297	2,173
Freddie Mac Pool #SD7556 3.00% 8/1/2052[7]		1,327	1,188
Freddie Mac Pool #QE7976 4.50% 8/1/2052[7]		43,571	42,266
Freddie Mac Pool #QE8579 4.50% 8/1/2052[7]		192	186
Freddie Mac Pool #QF0212 4.50% 9/1/2052[7]		878	851
Freddie Mac Pool #QE9497 4.50% 9/1/2052[7]		219	212
Freddie Mac Pool #SD1608 4.50% 9/1/2052[7]		130	127
Freddie Mac Pool #RA7938 5.00% 9/1/2052[7]		1,237	1,227
Freddie Mac Pool #QF1236 4.50% 10/1/2052[7]		1,278	1,240
Freddie Mac Pool #SD2465 4.50% 10/1/2052[7]		87	84
Freddie Mac Pool #SD8276 5.00% 12/1/2052[7]		6,472	6,408
Freddie Mac Pool #SD2716 5.00% 4/1/2053[7]		1,362	1,349
Freddie Mac Pool #RA8647 4.50% 5/1/2053[7]		88	86
Freddie Mac Pool #SD8329 5.00% 6/1/2053[7]		438	434
Freddie Mac Pool #SD8331 5.50% 6/1/2053[7]		3,133	3,146

American Funds Insurance Series	139

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #RA9294 6.50% 6/1/2053[7]	USD	771	$793
Freddie Mac Pool #RA9292 6.50% 6/1/2053[7]		666	685
Freddie Mac Pool #RA9289 6.50% 6/1/2053[7]		625	648
Freddie Mac Pool #RA9288 6.50% 6/1/2053[7]		609	633
Freddie Mac Pool #RA9287 6.50% 6/1/2053[7]		422	440
Freddie Mac Pool #RA9290 6.50% 6/1/2053[7]		321	331
Freddie Mac Pool #RA9291 6.50% 6/1/2053[7]		236	242
Freddie Mac Pool #RA9295 6.50% 6/1/2053[7]		173	181
Freddie Mac Pool #SD8341 5.00% 7/1/2053[7]		5,513	5,456
Freddie Mac Pool #SD8342 5.50% 7/1/2053[7]		9,508	9,549
Freddie Mac Pool #SD8362 5.50% 9/1/2053[7]		5,972	5,997
Freddie Mac Pool #SD8367 5.50% 10/1/2053[7]		7,573	7,607
Freddie Mac Pool #SD4053 6.00% 10/1/2053[7]		5,954	6,049
Freddie Mac Pool #SD8372 5.50% 11/1/2053[7]		26,429	26,542
Freddie Mac, Series T041, Class 3A, 4.357% 7/25/2032[7,8]		170	163
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[7,8]		2,418	2,211
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HA, 3.25% 7/25/2056[7,8]		1,047	962
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[7]		4,712	4,335
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[7,8]		4,629	4,236
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[7,8]		847	747
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 6/25/2057[7]		702	632
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[7]		1,580	1,493
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057[7]		1,808	1,615
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[7]		8,382	7,904
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059[7]		4,879	4,467
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[7]		1,921	1,832
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1, 3.50% 5/25/2029[7]		3,807	3,617
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A2, 3.50% 5/25/2029[7]		2,455	2,278
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029[7]		2,394	2,207
Government National Mortgage Assn. 2.50% 1/1/2054[7,9]		4,700	4,112
Government National Mortgage Assn. 3.00% 1/1/2054[7,9]		48,057	43,517
Government National Mortgage Assn. 4.00% 1/1/2054[7,9]		14,284	13,639
Government National Mortgage Assn. 2.50% 2/1/2054[7,9]		9,300	8,157
Government National Mortgage Assn. 3.00% 2/1/2054[7,9]		14,606	13,250
Government National Mortgage Assn. Pool #BD7245 4.00% 1/20/2048[7]		427	409
Government National Mortgage Assn. Pool #MA5652 4.50% 12/20/2048[7]		298	295
Government National Mortgage Assn. Pool #MA6602 4.50% 4/20/2050[7]		178	174
Government National Mortgage Assn. Pool #MA6994 2.00% 11/20/2050[7]		7,518	6,370
Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050[7]		75,406	63,891
Government National Mortgage Assn. Pool #MA7259 4.50% 3/20/2051[7]		1,522	1,505
Government National Mortgage Assn. Pool #MA7316 4.50% 4/20/2051[7]		433	428
Government National Mortgage Assn. Pool #MA7827 2.50% 1/20/2052[7]		158	138
Government National Mortgage Assn. Pool #MA7881 2.50% 2/20/2052[7]		13,618	11,911
Government National Mortgage Assn. Pool #MA8099 3.50% 6/20/2052[7]		148	138
Government National Mortgage Assn. Pool #MA8197 2.50% 8/20/2052[7]		973	851
Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052[7]		725	675
Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052[7]		1,644	1,569

140	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #MA8425 3.50% 11/20/2052[7]	USD	33,999	$31,655
Government National Mortgage Assn. Pool #MA8485 2.50% 12/20/2052[7]		2,488	2,178
Government National Mortgage Assn. Pool #MA8642 2.50% 2/20/2053[7]		2,195	1,922
Government National Mortgage Assn. Pool #MA9015 4.50% 7/20/2053[7]		3,224	3,146
Government National Mortgage Assn. Pool #MA9104 4.50% 8/20/2053[7]		30,113	29,384
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[7]		2,085	1,591
Uniform Mortgage-Backed Security 2.50% 1/1/2039[7,9]		351	324
Uniform Mortgage-Backed Security 2.50% 2/1/2039[7,9]		287	264
Uniform Mortgage-Backed Security 2.00% 1/1/2054[7,9]		160,914	131,547
Uniform Mortgage-Backed Security 2.50% 1/1/2054[7,9]		253,330	215,548
Uniform Mortgage-Backed Security 3.00% 1/1/2054[7,9]		53,383	47,229
Uniform Mortgage-Backed Security 3.50% 1/1/2054[7,9]		87,799	80,556
Uniform Mortgage-Backed Security 4.00% 1/1/2054[7,9]		204,916	193,829
Uniform Mortgage-Backed Security 4.50% 1/1/2054[7,9]		95,383	92,469
Uniform Mortgage-Backed Security 5.00% 1/1/2054[7,9]		78,864	78,032
Uniform Mortgage-Backed Security 5.50% 1/1/2054[7,9]		49,170	49,385
Uniform Mortgage-Backed Security 6.00% 1/1/2054[7,9]		44,318	45,004
Uniform Mortgage-Backed Security 6.50% 1/1/2054[7,9]		29,606	30,343
Uniform Mortgage-Backed Security 2.50% 2/1/2054[7,9]		61,700	52,566
Uniform Mortgage-Backed Security 3.50% 2/1/2054[7,9]		50,493	46,374
Uniform Mortgage-Backed Security 4.50% 2/1/2054[7,9]		2,400	2,328
Uniform Mortgage-Backed Security 5.00% 2/1/2054[7,9]		45,300	44,840
Uniform Mortgage-Backed Security 5.50% 2/1/2054[7,9]		49,300	49,523
Uniform Mortgage-Backed Security 6.00% 2/1/2054[7,9]		33,000	33,509
Uniform Mortgage-Backed Security 6.50% 2/1/2054[7,9]		77,898	79,824
			2,212,790

Commercial mortgage-backed securities 0.48%
Bank Commercial Mortgage Trust, Series 2023-5YR4, Class A3, 6.50% 12/15/2056[7]		6,201	6,566
Bank Commercial Mortgage Trust, Series 2023-5YR4, Class AS, 7.274% 12/15/2056[7,8]		857	913
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/2063[7]		2,909	2,480
Benchmark Mortgage Trust, Series 2018-B2, Class A4, 3.615% 2/15/2051[7]		1,000	938
Benchmark Mortgage Trust, Series 2020-B17, Class A5, 2.289% 3/15/2053[7]		2,960	2,471
BX Trust, Series 2021-SDMF, Class A, (1-month USD CME Term SOFR + 0.703%) 6.065% 9/15/2034[2,7,8]		5,711	5,588
BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 6.176% 9/15/2036[2,7,8]		4,505	4,394
BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 6.375% 10/15/2036[2,7,8]		7,968	7,797
BX Trust, Series 2021-ARIA, Class B, (1-month USD CME Term SOFR + 1.411%) 6.773% 10/15/2036[2,7,8]		5,968	5,783
BX Trust, Series 2021-SOAR, Class A, (1-month USD CME Term SOFR + 0.784%) 6.146% 6/15/2038[2,7,8]		6,998	6,892
BX Trust, Series 2021-SOAR, Class B, (1-month USD CME Term SOFR + 0.984%) 6.346% 6/15/2038[2,7,8]		1,264	1,240
BX Trust, Series 2021-SOAR, Class C, (1-month USD CME Term SOFR + 1.214%) 6.576% 6/15/2038[2,7,8]		1,141	1,119
BX Trust, Series 2021-ACNT, Class A, (1-month USD CME Term SOFR + 0.964%) 6.326% 11/15/2038[2,7,8]		5,254	5,185
BX Trust, Series 2022-AHP, Class A, (1-month USD CME Term SOFR + 0.99%) 6.352% 2/15/2039[2,7,8]		4,834	4,749
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82% 6/10/2028[2,7,8]		3,606	3,656
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class AAB, 2.984% 4/10/2048[7]		187	185
Commercial Mortgage Trust, Series 2015-PC1, Class A5, 3.902% 7/10/2050[7]		4,735	4,605
CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617% 11/15/2048[7]		481	472
DC Commercial Mortgage Trust, Series 2023-DC, Class A, 6.314% 9/10/2040[2,7]		3,677	3,799
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD CME Term SOFR + 1.194%) 6.556% 7/15/2038[2,7,8]		1,469	1,457

American Funds Insurance Series	141

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD CME Term SOFR + 1.494%) 6.856% 7/15/2038[2,7,8]	USD	1,341	$1,322
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD CME Term SOFR + 1.814%) 7.176% 7/15/2038[2,7,8]		1,401	1,380
Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 12/10/2040[2,7]		3,795	3,073
GS Mortgage Securities Trust, Series 2023-SHIP, Class B, 4.936% 9/15/2038[2,7,8]		1,355	1,320
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/2053[7]		2,489	2,101
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039[2,7]		1,964	1,655
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.377% 1/5/2039[2,7]		868	689
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class C, 3.45% 1/5/2039[2,7,8]		100	67
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2021-410T, Class A, 2.287% 3/5/2042[2,7]		1,431	1,153
LUXE Commercial Mortgage Trust, Series 2021-TRIP, Class B, (1-month USD CME Term SOFR + 1.514%) 6.88% 10/15/2038[2,7,8]		1,326	1,318
Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13% 9/10/2039[2,7]		13,772	12,184
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD CME Term SOFR + 0.915%) 6.277% 4/15/2038[2,7,8]		3,644	3,608
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB, 3.557% 12/15/2047[7]		308	302
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB, 3.04% 4/15/2048[7]		234	231
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/2041[2,7]		2,194	1,817
SREIT Trust, Series 2021-MFP, Class A, (1-month USD CME Term SOFR + 0.845%) 6.207% 11/15/2038[2,7,8]		4,601	4,529
StorageMart Commercial Mortgage Trust, Series 2022-MINI, Class A, (1-month USD CME Term SOFR + 1.00%) 6.362% 1/15/2039[2,7,8]		10,709	10,493
WMRK Commercial Mortgage Trust, Series 2022-WMRK, Class A, (1-month USD CME Term SOFR + 2.789%) 8.151% 11/15/2027[2,7,8]		6,379	6,394
			123,925

Collateralized mortgage-backed obligations (privately originated) 0.13%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[2,7,8]		925	760
Cascade Funding Mortgage Trust, Series 2018-RM2, Class A, 4.00% 10/25/2068[2,7,8]		865	866
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M1, (30-day Average USD-SOFR + 0.75%) 6.087% 10/25/2041[2,7,8]		41	41
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 8/15/2037[2,7]		4,016	3,718
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IVA1, 6.00% 9/25/2034[7]		137	133
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 3/25/2069[2,7]		1,975	2,197
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 6/25/2069[2,7]		5,994	6,681
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3, (30-day Average USD-SOFR + 3.414%) 8.752% 10/25/2027[7,8]		110	111
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 7.487% 9/25/2042[2,7,8]		738	745
Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/2026[2,7]		4,017	3,634
Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 3.25% 11/25/2059[2,7,8]		951	952
MASTR Alternative Loan Trust, Series 2004-2, Class 2A1, 6.00% 2/25/2034[7]		285	276
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (3-month USD CME Term SOFR + 0.965%) 6.32% 11/25/2055[2,7,8]		4,040	4,026

142	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Onslow Bay Financial Mortgage Loan Trust, Series 2022-J1, Class A2, 2.50% 2/25/2052[2,7,8]	USD	2,661	$2,188
Towd Point Mortgage Trust, Series 2023-1, Class A1, 3.75% 1/25/2063[2,7]		3,101	2,946
Verus Securitization Trust, Series 2023-5, Class A5, 6.476% 6/25/2068 (7.476% on 6/1/2027)[2,7,10]		3,286	3,320
			32,594

Total mortgage-backed obligations			2,369,309

U.S. Treasury bonds & notes 7.76%
U.S. Treasury 7.60%
U.S. Treasury 2.50% 5/15/2024		700	693
U.S. Treasury 2.50% 5/31/2024		100,000	98,900
U.S. Treasury 4.25% 9/30/2024		880	876
U.S. Treasury 1.00% 12/15/2024		10,725	10,346
U.S. Treasury 3.875% 4/30/2025		4,250	4,213
U.S. Treasury 4.625% 6/30/2025		205,260	205,756
U.S. Treasury 4.75% 7/31/2025		71,532	71,868
U.S. Treasury 5.00% 10/31/2025		158,494	160,325
U.S. Treasury 4.875% 11/30/2025		14,279	14,430
U.S. Treasury 0.50% 2/28/2026		42,515	39,298
U.S. Treasury 3.625% 5/15/2026		1,195	1,182
U.S. Treasury 4.375% 8/15/2026		5,363	5,401
U.S. Treasury 0.75% 8/31/2026		52	48
U.S. Treasury 0.875% 9/30/2026		565	519
U.S. Treasury 1.125% 10/31/2026		471	435
U.S. Treasury 4.625% 11/15/2026		7,985	8,113
U.S. Treasury 1.125% 2/28/2027		762	698
U.S. Treasury 2.375% 5/15/2027		880	836
U.S. Treasury 2.625% 5/31/2027		96,250	92,163
U.S. Treasury 0.50% 6/30/2027		36,300	32,250
U.S. Treasury 4.125% 9/30/2027		90,000	90,608
U.S. Treasury 4.00% 2/29/2028		46,200	46,366
U.S. Treasury 3.625% 3/31/2028		10	10
U.S. Treasury 3.50% 4/30/2028		5,600	5,513
U.S. Treasury 1.25% 9/30/2028		3,142	2,785
U.S. Treasury 4.375% 11/30/2028		180,005	184,245
U.S. Treasury 2.875% 4/30/2029		50,000	47,594
U.S. Treasury 1.50% 2/15/2030		26,651	23,233
U.S. Treasury 4.00% 2/28/2030		1,598	1,607
U.S. Treasury 0.625% 5/15/2030		20,225	16,536
U.S. Treasury 4.00% 7/31/2030		100,000	100,596
U.S. Treasury 4.875% 10/31/2030		60,765	64,311
U.S. Treasury 2.875% 5/15/2032		50,000	46,363
U.S. Treasury 4.125% 11/15/2032		723	735
U.S. Treasury 3.50% 2/15/2033		29,540	28,663
U.S. Treasury 3.875% 8/15/2033		122,811	122,734
U.S. Treasury 4.50% 11/15/2033		60,699	63,758
U.S. Treasury 1.125% 5/15/2040		37,775	24,411
U.S. Treasury 1.375% 11/15/2040		27,695	18,427
U.S. Treasury 1.75% 8/15/2041		37,854	26,388
U.S. Treasury 2.00% 11/15/2041		1,181	857
U.S. Treasury 4.75% 11/15/2043		23,140	24,867
U.S. Treasury 2.50% 2/15/2046		3,755	2,823
U.S. Treasury 3.00% 5/15/2047		9,355	7,661
U.S. Treasury 3.00% 2/15/2048		336	275
U.S. Treasury 1.375% 8/15/2050		12,500	6,986
U.S. Treasury 2.25% 2/15/2052		72,025	50,062
U.S. Treasury 4.00% 11/15/2052[11]		8,369	8,278

American Funds Insurance Series	143

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 3.625% 2/15/2053[11]	USD	125,000	$115,733
U.S. Treasury 3.625% 5/15/2053		22,676	21,023
U.S. Treasury 4.125% 8/15/2053		48,194	48,847
			1,950,645

U.S. Treasury inflation-protected securities 0.16%
U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[12]		25,980	25,225
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[12]		4,800	4,652
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2025[12]		4,032	3,878
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[12]		8,445	8,022
			41,777

Total U.S. Treasury bonds & notes			1,992,422

Corporate bonds, notes & loans 6.61%
Financials 1.60%
AerCap Ireland Capital DAC 2.45% 10/29/2026		5,457	5,055
AerCap Ireland Capital DAC 5.75% 6/6/2028		1,371	1,404
AerCap Ireland Capital DAC 3.00% 10/29/2028		4,501	4,112
AerCap Ireland Capital DAC 3.30% 1/30/2032		1,970	1,715
AerCap Ireland Capital DAC 3.85% 10/29/2041		1,970	1,589
AG Issuer, LLC 6.25% 3/1/2028[2]		4,470	4,448
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[2]		1,072	1,128
AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[2,10]		7,750	8,001
Alliant Holdings Intermediate, LLC 4.25% 10/15/2027[2]		2,100	2,020
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[2]		2,295	2,177
Ally Financial, Inc. 8.00% 11/1/2031		3,000	3,276
American Express Co. 6.338% 10/30/2026 (USD-SOFR + 1.33% on 10/30/2025)[10]		4,810	4,907
American Express Co. 6.489% 10/30/2031 (USD-SOFR + 1.94% on 10/30/2030)[10]		2,686	2,914
American International Group, Inc. 5.125% 3/27/2033		2,937	2,982
AmWINS Group, Inc. 4.875% 6/30/2029[2]		1,348	1,233
Aretec Group, Inc. 7.50% 4/1/2029[2]		1,250	1,127
Banco Santander, SA 2.746% 5/28/2025		1,200	1,159
Banco Santander, SA 5.147% 8/18/2025		1,400	1,392
Bangkok Bank Public Co., Ltd. 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[10]		2,428	2,160
Bank of America Corp. 5.08% 1/20/2027 (USD-SOFR + 1.29% on 1/20/2026)[10]		2,250	2,246
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[10]		1,565	1,434
Bank of America Corp. 6.204% 11/10/2028 (USD-SOFR + 1.99% on 11/10/2027)[10]		2,500	2,609
Bank of America Corp. 5.202% 4/25/2029 (USD-SOFR + 1.63% on 4/25/2028)[10]		2,098	2,112
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[10]		1,000	812
Bank of America Corp. 5.288% 4/25/2034 (USD-SOFR + 1.91% on 4/25/2033)[10]		14,535	14,576
Berkshire Hathaway, Inc. 3.125% 3/15/2026		500	487
Block, Inc. 3.50% 6/1/2031		2,325	2,069
Blue Owl Capital Corp. 4.00% 3/30/2025		102	99
Blue Owl Capital Corp. 3.40% 7/15/2026		1,290	1,200
Blue Owl Capital Corp. II 4.625% 11/26/2024[2]		512	507
Blue Owl Capital Corp. III 3.125% 4/13/2027		2,520	2,229
Blue Owl Credit Income Corp. 4.70% 2/8/2027		2,500	2,364
BNP Paribas SA 2.591% 1/20/2028 (USD-SOFR + 1.228% on 1/20/2027)[2,10]		3,062	2,835
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[2,10]		2,829	2,463
BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[2,10]		400	339
BPCE SA 5.15% 7/21/2024[2]		3,710	3,679
BPCE SA 1.00% 1/20/2026[2]		3,000	2,763
BPCE SA 5.975% 1/18/2027 (USD-SOFR + 2.10% on 1/18/2026)[2,10]		5,000	5,042
BPCE SA 5.748% 7/19/2033 (USD-SOFR + 2.865% on 7/19/2032)[2,10]		271	272
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[2,10]		1,450	1,480
Castlelake Aviation Finance DAC 5.00% 4/15/2027[2]		3,370	3,170
Chubb INA Holdings, Inc. 3.35% 5/3/2026		880	857
Chubb INA Holdings, Inc. 4.35% 11/3/2045		400	377
Citigroup, Inc. 5.61% 9/29/2026 (USD-SOFR + 1.546% on 12/29/2025)[10]		8,000	8,064

144	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Citigroup, Inc. 2.976% 11/5/2030 (USD-SOFR + 1.422% on 11/5/2029)[10]	USD	3,254	$2,900
Citigroup, Inc. 6.174% 5/25/2034 (USD-SOFR + 2.661% on 5/25/2033)[10]		1,475	1,527
CME Group, Inc. 3.75% 6/15/2028		3,425	3,353
Coinbase Global, Inc. 3.375% 10/1/2028[2]		2,625	2,218
Coinbase Global, Inc. 3.625% 10/1/2031[2]		2,875	2,225
Compass Group Diversified Holdings, LLC 5.25% 4/15/2029[2]		820	776
Compass Group Diversified Holdings, LLC 5.00% 1/15/2032[2]		715	649
Cooperatieve Rabobank UA 4.375% 8/4/2025		4,500	4,422
Corebridge Financial, Inc. 3.50% 4/4/2025		642	626
Corebridge Financial, Inc. 3.65% 4/5/2027		914	880
Corebridge Financial, Inc. 3.85% 4/5/2029		621	586
Corebridge Financial, Inc. 3.90% 4/5/2032		351	318
Corebridge Financial, Inc. 4.35% 4/5/2042		203	172
Corebridge Financial, Inc. 4.40% 4/5/2052		489	411
Crédit Agricole SA 4.375% 3/17/2025[2]		850	837
Credit Suisse AG 3.625% 9/9/2024		1,500	1,480
Credit Suisse AG 7.95% 1/9/2025		7,750	7,926
Danske Bank AS 3.773% 3/28/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.45% on 3/28/2024)[2,10]		6,000	5,970
Deutsche Bank AG 7.146% 7/13/2027 (USD-SOFR + 2.52% on 7/13/2026)[10]		1,338	1,390
Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027)[10]		6,650	6,108
Deutsche Bank AG 6.72% 1/18/2029 (USD-SOFR + 3.18% on 1/18/2028)[10]		2,250	2,358
Deutsche Bank AG 6.819% 11/20/2029 (USD-SOFR + 2.51% on 11/20/2028)[10]		750	790
Deutsche Bank AG 3.547% 9/18/2031 (USD-SOFR + 3.043% on 9/18/2030)[10]		300	263
Deutsche Bank AG 7.079% 2/10/2034 (USD-SOFR + 3.65% on 2/10/2033)[10]		1,645	1,693
DNB Bank ASA 5.896% 10/9/2026 (USD-SOFR + 1.95% on 10/9/2025)[2,10]		7,750	7,828
Fidelity National Information Services, Inc. 3.10% 3/1/2041		302	224
Fiserv, Inc. 3.50% 7/1/2029		471	443
Fiserv, Inc. 2.65% 6/1/2030		3,605	3,172
Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026)[10]		2,198	2,011
Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027)[10]		4,000	3,710
Goldman Sachs Group, Inc. 3.814% 4/23/2029 (3-month USD CME Term SOFR + 1.42% on 4/23/2028)[10]		390	371
Goldman Sachs Group, Inc. 2.615% 4/22/2032 (USD-SOFR + 1.281% on 4/22/2031)[10]		2,323	1,951
Goldman Sachs Group, Inc. 3.21% 4/22/2042 (USD-SOFR + 1.513% on 4/22/2041)[10]		2,000	1,533
GTCR W-2 Merger Sub, LLC 7.50% 1/15/2031[2]		1,150	1,216
Hightower Holding, LLC 6.75% 4/15/2029[2]		870	791
HSBC Holdings PLC 4.25% 3/14/2024		3,000	2,989
HSBC Holdings PLC 2.633% 11/7/2025 (USD-SOFR + 1.402% on 11/7/2024)[10]		625	610
HSBC Holdings PLC 3.973% 5/22/2030 (3-month USD CME Term SOFR + 1.872% on 5/22/2029)[10]		1,500	1,402
HSBC Holdings PLC 2.804% 5/24/2032 (USD-SOFR + 1.187% on 5/24/2031)[10]		1,436	1,199
HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)[10]		400	333
HSBC Holdings PLC 6.254% 3/9/2034 (USD-SOFR + 2.39% on 3/9/2033)[10]		7,800	8,294
Intercontinental Exchange, Inc. 2.65% 9/15/2040		7,425	5,544
Intesa Sanpaolo SpA 5.017% 6/26/2024[2]		1,730	1,713
Intesa Sanpaolo SpA 3.875% 7/14/2027[2]		300	280
Intesa Sanpaolo SpA 8.248% 11/21/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 4.40% on 11/21/2032)[2,10]		4,600	4,995
Intesa Sanpaolo SpA 7.778% 6/20/2054 (1-year UST Yield Curve Rate T Note Constant Maturity + 3.90% on 6/20/2053)[2,10]		6,621	6,835
JPMorgan Chase & Co. 1.04% 2/4/2027 (USD-SOFR + 0.695% on 2/4/2026)[10]		2,975	2,735
JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[10]		1,017	939
JPMorgan Chase & Co. 1.47% 9/22/2027 (USD-SOFR + 0.765% on 9/22/2026)[10]		383	347
JPMorgan Chase & Co. 4.323% 4/26/2028 (USD-SOFR + 1.56% on 4/26/2027)[10]		4,000	3,942
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[10]		3,740	3,743
JPMorgan Chase & Co. 6.087% 10/23/2029 (USD-SOFR + 1.57% on 10/23/2028)[10]		4,250	4,471
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[10]		13,025	10,591
JPMorgan Chase & Co. 5.35% 6/1/2034 (USD-SOFR + 1.845% on 6/1/2033)[10]		8,134	8,255

American Funds Insurance Series	145

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
JPMorgan Chase & Co. 6.254% 10/23/2034 (USD-SOFR + 1.81% on 10/23/2033)[10]	USD	1,452	$1,575
Kasikornbank PCL (Hong Kong Branch) 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[10]		1,222	1,125
Lloyds Banking Group PLC 1.627% 5/11/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[10]		800	734
Marsh & McLennan Companies, Inc. 3.875% 3/15/2024		820	817
Marsh & McLennan Companies, Inc. 4.375% 3/15/2029		1,705	1,698
Marsh & McLennan Companies, Inc. 4.90% 3/15/2049		719	698
Marsh & McLennan Companies, Inc. 2.90% 12/15/2051		920	622
Mastercard, Inc. 4.875% 3/9/2028		3,246	3,348
Mastercard, Inc. 4.85% 3/9/2033		5,758	5,950
Metropolitan Life Global Funding I 5.15% 3/28/2033[2]		1,600	1,629
MGIC Investment Corp. 5.25% 8/15/2028		1,175	1,145
Morgan Stanley 4.679% 7/17/2026 (USD-SOFR + 1.669% on 7/17/2025)[10]		2,450	2,428
Morgan Stanley 3.125% 7/27/2026		325	311
Morgan Stanley 5.123% 2/1/2029 (USD-SOFR + 1.73% on 2/1/2028)[10]		425	427
Morgan Stanley 5.164% 4/20/2029 (USD-SOFR + 1.59% on 4/20/2028)[10]		4,458	4,486
Morgan Stanley 5.449% 7/20/2029 (USD-SOFR + 1.63% on 7/20/2028)[10]		4,150	4,231
Morgan Stanley 5.25% 4/21/2034 (USD-SOFR + 1.87% on 4/21/2033)[10]		2,500	2,501
Nasdaq, Inc. 5.35% 6/28/2028		1,926	1,985
Nasdaq, Inc. 5.55% 2/15/2034		4,870	5,062
Nasdaq, Inc. 5.95% 8/15/2053		1,938	2,085
Nasdaq, Inc. 6.10% 6/28/2063		411	445
Navient Corp. 5.875% 10/25/2024		1,005	1,006
Navient Corp. 6.75% 6/15/2026		300	305
Navient Corp. 5.50% 3/15/2029		6,480	5,983
Navient Corp. 11.50% 3/15/2031		4,860	5,328
New York Life Global Funding 2.35% 7/14/2026[2]		590	556
New York Life Global Funding 4.55% 1/28/2033[2]		1,263	1,246
Northwestern Mutual Global Funding 1.75% 1/11/2027[2]		2,500	2,289
OneMain Finance Corp. 3.875% 9/15/2028		756	670
Onemain Finance Corp. 7.875% 3/15/2030		2,565	2,643
Osaic Holdings, Inc. 10.75% 8/1/2027[2]		2,420	2,459
Owl Rock Capital Corp. 3.75% 7/22/2025		2,874	2,754
Oxford Finance, LLC 6.375% 2/1/2027[2]		1,125	1,064
PayPal Holdings, Inc. 2.65% 10/1/2026		662	629
PayPal Holdings, Inc. 2.30% 6/1/2030		616	539
PNC Financial Services Group, Inc. 3.90% 4/29/2024		2,000	1,989
Power Finance Corp., Ltd. 5.25% 8/10/2028		383	384
Power Finance Corp., Ltd. 6.15% 12/6/2028		350	366
Power Finance Corp., Ltd. 4.50% 6/18/2029		554	537
Power Finance Corp., Ltd. 3.95% 4/23/2030		1,213	1,123
Prudential Financial, Inc. 4.35% 2/25/2050		2,205	1,958
Prudential Financial, Inc. 3.70% 3/13/2051		755	598
Rocket Mortgage, LLC 2.875% 10/15/2026[2]		2,110	1,948
Rocket Mortgage, LLC 3.625% 3/1/2029[2]		1,505	1,364
Royal Bank of Canada 1.15% 6/10/2025		4,711	4,468
Ryan Specialty Group, LLC 4.375% 2/1/2030[2]		270	251
Starwood Property Trust, Inc. 4.375% 1/15/2027[2]		2,180	2,057
Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[2,10]		1,000	959
Toronto-Dominion Bank (The) 2.65% 6/12/2024		625	617
Toronto-Dominion Bank (The) 0.75% 9/11/2025		5,375	5,017
Toronto-Dominion Bank (The) 1.25% 9/10/2026		2,425	2,216
Toronto-Dominion Bank (The) 1.95% 1/12/2027		2,500	2,311
Travelers Companies, Inc. 4.00% 5/30/2047		860	743
Truist Financial Corp. 7.161% 10/30/2029 (USD-SOFR + 2.446% on 10/30/2028)[10]		1,677	1,812
U.S. Bancorp 2.375% 7/22/2026		4,000	3,757
UBS Group AG 2.593% 9/11/2025 (USD-SOFR + 1.56% on 9/11/2024)[2,10]		1,568	1,534
UBS Group AG 4.125% 9/24/2025[2]		2,750	2,692
UBS Group AG 2.193% 6/5/2026 (USD-SOFR + 2.044% on 6/5/2025)[2,10]		1,250	1,189

146	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
UBS Group AG 3.869% 1/12/2029 (3-month USD-LIBOR + 1.41% on 1/12/2028)[2,10,13]	USD	800	$755
UniCredit SpA 4.625% 4/12/2027[2]		625	611
Wells Fargo & Co. 2.164% 2/11/2026 (3-month USD CME Term SOFR + 1.012% on 2/11/2025)[10]		8,000	7,703
Wells Fargo & Co. 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[10]		4,337	4,140
Wells Fargo & Co. 6.303% 10/23/2029 (USD-SOFR + 1.79% on 10/23/2028)[10]		8,250	8,700
Wells Fargo & Co. 5.557% 7/25/2034 (USD-SOFR + 1.99% on 7/25/2033)[10]		2,000	2,037
Wells Fargo & Co. 6.491% 10/23/2034 (USD-SOFR + 2.06% on 10/23/2033)[10]		8,250	8,980
Wells Fargo & Co. 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[10]		2,149	1,935
Westpac Banking Corp. 2.894% 2/4/2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[10]		3,000	2,891
Westpac Banking Corp. 2.668% 11/15/2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030)[10]		3,325	2,708
Westpac Banking Corp. 2.963% 11/16/2040		1,500	1,041
			411,393

Energy 0.75%
Antero Midstream Partners, LP 5.375% 6/15/2029[2]		2,170	2,089
Antero Resources Corp. 7.625% 2/1/2029[2]		955	981
Ascent Resources Utica Holdings, LLC 7.00% 11/1/2026[2]		2,000	2,016
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[2]		1,270	1,183
Borr IHC, Ltd. 10.00% 11/15/2028[2]		1,318	1,377
BP Capital Markets America, Inc. 2.772% 11/10/2050		681	456
Callon Petroleum Co. 7.50% 6/15/2030[2]		680	687
Canadian Natural Resources, Ltd. 2.05% 7/15/2025		961	916
Canadian Natural Resources, Ltd. 4.95% 6/1/2047		1,559	1,411
Chesapeake Energy Corp. 5.875% 2/1/2029[2]		2,240	2,198
Chord Energy Corp. 6.375% 6/1/2026[2]		960	961
CITGO Petroleum Corp. 8.375% 1/15/2029[2]		1,450	1,492
Civitas Resources, Inc. 5.00% 10/15/2026[2]		480	466
Civitas Resources, Inc. 8.375% 7/1/2028[2]		1,705	1,782
Civitas Resources, Inc. 8.625% 11/1/2030[2]		525	557
Civitas Resources, Inc. 8.75% 7/1/2031[2]		735	783
CNX Midstream Partners, LP 4.75% 4/15/2030[2]		1,055	949
CNX Resources Corp. 7.25% 3/14/2027[2]		1,725	1,743
CNX Resources Corp. 6.00% 1/15/2029[2]		2,675	2,568
CNX Resources Corp. 7.375% 1/15/2031[2]		553	557
Columbia Pipelines Holding Co., LLC 6.544% 11/15/2053[2]		4,324	4,768
Columbia Pipelines Operating Co., LLC 6.036% 11/15/2033[2]		1,215	1,273
Comstock Resources, Inc. 5.875% 1/15/2030[2]		450	391
ConocoPhillips Co. 3.80% 3/15/2052		2,000	1,618
ConocoPhillips Co. 5.30% 5/15/2053		1,015	1,044
ConocoPhillips Co. 5.55% 3/15/2054		1,914	2,034
Constellation Oil Services Holding SA 13.50% 6/30/2025[2,3]		1,038	1,038
Constellation Oil Services Holding SA 3.00% Cash 12/31/2026[14]		445	324
Diamond Foreign Asset Co. 8.50% 10/1/2030[2]		575	588
Diamondback Energy, Inc. 6.25% 3/15/2053		500	534
Enbridge Energy Partners, LP 7.50% 4/15/2038		300	350
Enbridge, Inc. 2.50% 1/15/2025		300	291
Enbridge, Inc. 3.70% 7/15/2027		62	60
Enbridge, Inc. 6.70% 11/15/2053		3,732	4,346
Energy Transfer, LP 4.50% 4/15/2024		1,210	1,206
Energy Transfer, LP 4.75% 1/15/2026		2,494	2,479
Energy Transfer, LP 8.00% 4/1/2029[2]		4,265	4,441
Energy Transfer, LP 6.55% 12/1/2033		1,646	1,789
Energy Transfer, LP 5.00% 5/15/2050		1,869	1,669
Enterprise Products Operating, LLC 5.05% 1/10/2026		3,519	3,553
Enterprise Products Operating, LLC 4.90% 5/15/2046		500	478
EQM Midstream Partners, LP 6.50% 7/1/2027[2]		1,090	1,111
EQM Midstream Partners, LP 5.50% 7/15/2028		3,088	3,062

American Funds Insurance Series	147

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
EQM Midstream Partners, LP 7.50% 6/1/2030[2]	USD	642	$691
EQM Midstream Partners, LP 4.75% 1/15/2031[2]		1,635	1,524
Equinor ASA 3.25% 11/10/2024		2,850	2,804
Equinor ASA 3.00% 4/6/2027		4,000	3,827
Equinor ASA 3.625% 9/10/2028		3,685	3,594
Equinor ASA 4.25% 11/23/2041		2,000	1,848
Exxon Mobil Corp. 2.019% 8/16/2024		643	631
Exxon Mobil Corp. 2.44% 8/16/2029		1,963	1,787
Exxon Mobil Corp. 3.452% 4/15/2051		1,000	785
Genesis Energy, LP 6.25% 5/15/2026		1,805	1,805
Genesis Energy, LP 8.00% 1/15/2027		4,612	4,692
Genesis Energy, LP 7.75% 2/1/2028		470	472
Genesis Energy, LP 8.25% 1/15/2029		720	741
Genesis Energy, LP 8.875% 4/15/2030		934	967
Halliburton Co. 3.80% 11/15/2025		6	6
Harvest Midstream I, LP 7.50% 9/1/2028[2]		850	846
Hess Midstream Operations, LP 5.125% 6/15/2028[2]		1,655	1,598
Hess Midstream Operations, LP 4.25% 2/15/2030[2]		960	884
Hess Midstream Operations, LP 5.50% 10/15/2030[2]		400	388
Hilcorp Energy I, LP 6.00% 4/15/2030[2]		350	340
Hilcorp Energy I, LP 6.00% 2/1/2031[2]		460	445
Hilcorp Energy I, LP 8.375% 11/1/2033[2]		925	981
Jonah Energy, LLC 12.00% 11/5/2025[3]		707	707
Kinder Morgan, Inc. 5.20% 6/1/2033		8,803	8,755
Kinder Morgan, Inc. 5.45% 8/1/2052		1,238	1,186
Marathon Oil Corp. 4.40% 7/15/2027		1,005	981
MPLX, LP 4.125% 3/1/2027		500	490
MPLX, LP 2.65% 8/15/2030		4,273	3,690
MPLX, LP 4.50% 4/15/2038		750	669
MPLX, LP 4.70% 4/15/2048		1,101	951
Nabors Industries, Inc. 9.125% 1/31/2030[2]		1,020	1,025
Nabors Industries, Ltd. 7.25% 1/15/2026[2]		125	120
New Fortress Energy, Inc. 6.75% 9/15/2025[2]		1,460	1,450
New Fortress Energy, Inc. 6.50% 9/30/2026[2]		6,840	6,575
NGL Energy Operating, LLC 7.50% 2/1/2026[2]		11,590	11,715
NGL Energy Partners, LP 6.125% 3/1/2025		3,922	3,917
Noble Finance II, LLC 8.00% 4/15/2030[2]		175	182
Northern Oil and Gas, Inc. 8.75% 6/15/2031[2]		605	631
ONEOK, Inc. 5.55% 11/1/2026		989	1,007
ONEOK, Inc. 5.65% 11/1/2028		1,279	1,325
ONEOK, Inc. 5.80% 11/1/2030		384	399
ONEOK, Inc. 6.05% 9/1/2033		2,649	2,808
ONEOK, Inc. 6.625% 9/1/2053		4,011	4,494
Parkland Corp. 4.625% 5/1/2030[2]		1,035	953
Petroleos Mexicanos 6.875% 10/16/2025		3,755	3,697
Petroleos Mexicanos 5.35% 2/12/2028		1,870	1,623
Pioneer Natural Resources Co. 2.15% 1/15/2031		1,669	1,419
Plains All American Pipeline, LP 3.80% 9/15/2030		113	104
Range Resources Corp. 8.25% 1/15/2029		810	839
Range Resources Corp. 4.75% 2/15/2030[2]		1,670	1,546
Rockies Express Pipeline, LLC 4.95% 7/15/2029[2]		2,689	2,574
Southwestern Energy Co. 5.375% 3/15/2030		1,945	1,902
Southwestern Energy Co. 4.75% 2/1/2032		960	889
Sunoco, LP 7.00% 9/15/2028[2]		1,675	1,729
Sunoco, LP 4.50% 5/15/2029		1,050	977
Sunoco, LP 4.50% 4/30/2030		1,255	1,163
TotalEnergies Capital International SA 2.986% 6/29/2041		88	68
TransCanada Pipelines, Ltd. 4.25% 5/15/2028		1,090	1,061
TransCanada Pipelines, Ltd. 4.10% 4/15/2030		598	569
TransCanada Pipelines, Ltd. 4.75% 5/15/2038		2,000	1,857
TransCanada Pipelines, Ltd. 4.875% 5/15/2048		700	643

148	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Valero Energy Corp. 4.00% 4/1/2029	USD	4,000	$3,853
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[2]		840	741
Venture Global LNG, Inc. 8.375% 6/1/2031[2]		3,905	3,909
Weatherford International, Ltd. 6.50% 9/15/2028[2]		1,981	2,052
Weatherford International, Ltd. 8.625% 4/30/2030[2]		8,825	9,222
Williams Companies, Inc. 3.50% 11/15/2030		1,094	1,002
			192,744

Consumer discretionary 0.69%
Acushnet Co. 7.375% 10/15/2028[2]		400	418
Advance Auto Parts, Inc. 3.90% 4/15/2030		813	730
Advance Auto Parts, Inc. 3.50% 3/15/2032		458	379
Alibaba Group Holding, Ltd. 2.125% 2/9/2031		501	415
Alibaba Group Holding, Ltd. 4.50% 11/28/2034		766	721
Alibaba Group Holding, Ltd. 4.00% 12/6/2037		200	172
Allied Universal Holdco, LLC 4.625% 6/1/2028[2]		1,660	1,511
Amazon.com, Inc. 2.70% 6/3/2060		2,765	1,831
American Honda Finance Corp. 3.50% 2/15/2028		750	721
Asbury Automotive Group, Inc. 4.625% 11/15/2029[2]		2,115	1,960
Atlas LuxCo 4 SARL 4.625% 6/1/2028[2]		1,065	974
Caesars Entertainment, Inc. 6.25% 7/1/2025[2]		2,815	2,825
Carnival Corp. 5.75% 3/1/2027[2]		4,525	4,417
Carnival Corp. 4.00% 8/1/2028[2]		3,875	3,605
Carnival Corp. 6.00% 5/1/2029[2]		775	746
Carnival Corp. 7.00% 8/15/2029[2]		365	381
Daimler Trucks Finance North America, LLC 5.20% 1/17/2025[2]		2,437	2,437
Daimler Trucks Finance North America, LLC 3.50% 4/7/2025[2]		2,000	1,958
Daimler Trucks Finance North America, LLC 5.15% 1/16/2026[2]		1,783	1,789
Daimler Trucks Finance North America, LLC 2.00% 12/14/2026[2]		2,400	2,209
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[2]		450	434
Daimler Trucks Finance North America, LLC 5.125% 1/19/2028[2]		604	608
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[2]		1,350	1,203
Fertitta Entertainment, LLC 4.625% 1/15/2029[2]		3,580	3,252
Fertitta Entertainment, LLC 6.75% 1/15/2030[2]		1,790	1,574
Ford Motor Co. 4.75% 1/15/2043		7,354	6,079
Ford Motor Co. 5.291% 12/8/2046		5,006	4,416
Ford Motor Credit Co., LLC 6.95% 3/6/2026		5,165	5,293
Ford Motor Credit Co., LLC 6.80% 5/12/2028		2,845	2,974
Ford Motor Credit Co., LLC 6.798% 11/7/2028		2,111	2,210
Ford Motor Credit Co., LLC 7.20% 6/10/2030		15,000	15,992
Ford Motor Credit Co., LLC 4.00% 11/13/2030		1,915	1,720
Ford Motor Credit Co., LLC 7.122% 11/7/2033		1,425	1,536
Gap, Inc. 3.625% 10/1/2029[2]		486	416
Gap, Inc. 3.875% 10/1/2031[2]		323	266
Hanesbrands, Inc. 4.875% 5/15/2026[2]		2,700	2,606
Hanesbrands, Inc. 9.00% 2/15/2031[2]		370	363
Hilton Domestic Operating Co., Inc. 4.00% 5/1/2031[2]		1,885	1,729
Hilton Grand Vacations Borrower, LLC 5.00% 6/1/2029[2]		3,580	3,307
Home Depot, Inc. 1.50% 9/15/2028		3,000	2,662
Home Depot, Inc. 3.90% 12/6/2028		825	813
Home Depot, Inc. 2.95% 6/15/2029		1,174	1,104
Home Depot, Inc. 1.875% 9/15/2031		3,000	2,512
Home Depot, Inc. 4.25% 4/1/2046		2,000	1,809
Home Depot, Inc. 4.50% 12/6/2048		428	404
Hyundai Capital America 1.00% 9/17/2024[2]		3,025	2,929
Hyundai Capital America 1.50% 6/15/2026[2]		850	777
Hyundai Capital America 1.65% 9/17/2026[2]		3,075	2,796
Hyundai Capital America 2.375% 10/15/2027[2]		2,579	2,324
Hyundai Capital America 2.10% 9/15/2028[2]		3,075	2,690
International Game Technology PLC 5.25% 1/15/2029[2]		5,490	5,379

American Funds Insurance Series	149

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
KB Home 7.25% 7/15/2030	USD	1,295	$1,342
Kontoor Brands, Inc. 4.125% 11/15/2029[2]		910	824
LCM Investments Holdings II, LLC 4.875% 5/1/2029[2]		590	549
LCM Investments Holdings II, LLC 8.25% 8/1/2031[2]		765	799
Light and Wonder International, Inc. 7.00% 5/15/2028[2]		750	758
Light and Wonder International, Inc. 7.25% 11/15/2029[2]		2,240	2,296
Lindblad Expeditions, LLC 6.75% 2/15/2027[2]		775	772
Lithia Motors, Inc. 3.875% 6/1/2029[2]		2,900	2,622
Lithia Motors, Inc. 4.375% 1/15/2031[2]		1,025	933
Marriott International, Inc. 4.90% 4/15/2029		1,207	1,216
Marriott International, Inc. 2.75% 10/15/2033		2,500	2,064
Marriott Ownership Resorts, Inc. 4.50% 6/15/2029[2]		620	547
McDonald’s Corp. 4.60% 9/9/2032		716	723
McDonald’s Corp. 4.95% 8/14/2033		559	575
Melco Resorts Finance, Ltd. 5.75% 7/21/2028[2]		1,710	1,585
Mercedes-Benz Finance North America, LLC 5.375% 11/26/2025[2]		1,500	1,516
NCL Corp., Ltd. 5.875% 2/15/2027[2]		2,450	2,430
NCL Corp., Ltd. 7.75% 2/15/2029[2]		1,375	1,385
Neiman Marcus Group, Ltd., LLC 7.125% 4/1/2026[2]		1,345	1,294
Party City Holdings, Inc. 12.00% PIK or 12.00% Cash 1/11/2029[2,14]		1,191	1,164
Penske Automotive Group, Inc. 3.75% 6/15/2029		1,375	1,225
Royal Caribbean Cruises, Ltd. 4.25% 7/1/2026[2]		3,120	3,016
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[2]		4,520	4,477
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[2]		650	642
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[2]		1,408	1,497
Sally Holdings, LLC 5.625% 12/1/2025		730	731
Sands China, Ltd. 2.55% 3/8/2027		2,075	1,888
Sonic Automotive, Inc. 4.625% 11/15/2029[2]		3,035	2,766
Sonic Automotive, Inc. 4.875% 11/15/2031[2]		1,325	1,183
Stellantis Finance US, Inc. 1.711% 1/29/2027[2]		2,200	1,999
Stellantis Finance US, Inc. 5.625% 1/12/2028[2]		2,500	2,590
Stellantis Finance US, Inc. 2.691% 9/15/2031[2]		2,150	1,800
Stellantis Finance US, Inc. 6.375% 9/12/2032[2]		2,000	2,157
Tempur Sealy International, Inc. 4.00% 4/15/2029[2]		850	769
Toyota Motor Credit Corp. 0.80% 1/9/2026		429	398
Toyota Motor Credit Corp. 1.90% 1/13/2027		2,500	2,327
Travel + Leisure Co. 4.50% 12/1/2029[2]		2,100	1,883
Travel + Leisure Co. 4.625% 3/1/2030[2]		1,300	1,164
Volkswagen Group of America Finance, LLC 4.625% 11/13/2025[2]		3,845	3,803
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/2028[2]		2,255	2,110
			176,195

Communication services 0.66%
Alphabet, Inc. 1.998% 8/15/2026		500	472
Alphabet, Inc. 1.90% 8/15/2040		375	260
Alphabet, Inc. 2.25% 8/15/2060		265	164
AT&T, Inc. 3.50% 9/15/2053		5,140	3,734
CCO Holdings, LLC 4.75% 3/1/2030[2]		2,658	2,433
CCO Holdings, LLC 4.50% 8/15/2030[2]		3,500	3,160
CCO Holdings, LLC 4.25% 2/1/2031[2]		4,286	3,751
CCO Holdings, LLC 4.75% 2/1/2032[2]		2,150	1,899
CCO Holdings, LLC 4.50% 5/1/2032		2,868	2,460
CCO Holdings, LLC 4.50% 6/1/2033[2]		157	133
CCO Holdings, LLC 4.25% 1/15/2034[2]		116	94
Charter Communications Operating, LLC 4.908% 7/23/2025		500	496
Charter Communications Operating, LLC 5.25% 4/1/2053		3,750	3,146
Comcast Corp. 2.35% 1/15/2027		4,000	3,757
Comcast Corp. 4.80% 5/15/2033		2,416	2,447
Comcast Corp. 2.887% 11/1/2051		2,571	1,741
Comcast Corp. 5.35% 5/15/2053		1,490	1,543

150	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Connect Finco SARL 6.75% 10/1/2026[2]	USD	1,675	$1,666
CSC Holdings, LLC 3.375% 2/15/2031[2]		1,875	1,370
DIRECTV Financing, LLC 5.875% 8/15/2027[2]		3,655	3,437
DISH DBS Corp. 5.875% 11/15/2024		4,955	4,651
DISH Network Corp. 11.75% 11/15/2027[2]		5,000	5,223
Embarq Corp. 7.995% 6/1/2036		7,384	4,624
Fox Corp. 4.03% 1/25/2024		1,120	1,119
Frontier Communications Holdings, LLC 5.875% 10/15/2027[2]		1,565	1,513
Frontier Communications Holdings, LLC 5.00% 5/1/2028[2]		7,210	6,670
Frontier Communications Holdings, LLC 6.75% 5/1/2029[2]		4,400	3,939
Frontier Communications Holdings, LLC 5.875% 11/1/2029		1,850	1,565
Frontier Communications Holdings, LLC 6.00% 1/15/2030[2]		1,900	1,623
Frontier Communications Holdings, LLC 8.75% 5/15/2030[2]		1,100	1,132
Frontier Communications Holdings, LLC 8.625% 3/15/2031[2]		1,000	1,020
Gray Escrow II, Inc. 5.375% 11/15/2031[2]		4,275	3,230
Gray Television, Inc. 5.875% 7/15/2026[2]		975	949
Gray Television, Inc. 4.75% 10/15/2030[2]		1,850	1,395
Intelsat Jackson Holdings SA 6.50% 3/15/2030[2]		5,516	5,268
Ligado Networks, LLC 15.50% PIK 11/11/2023[2,14,15]		5,837	1,116
Ligado Networks, LLC, Term Loan, 17.50% PIK 11/11/2023[3,14,15,16]		459	436
Midas OpCo Holdings, LLC 5.625% 8/15/2029[2]		3,205	2,952
Netflix, Inc. 4.875% 4/15/2028		1,250	1,268
Netflix, Inc. 5.875% 11/15/2028		2,175	2,295
Netflix, Inc. 6.375% 5/15/2029		50	54
Netflix, Inc. 5.375% 11/15/2029[2]		25	26
News Corp. 3.875% 5/15/2029[2]		875	805
Nexstar Media, Inc. 4.75% 11/1/2028[2]		3,950	3,643
SBA Tower Trust 1.631% 11/15/2026[2]		8,707	7,783
Scripps Escrow II, Inc. 3.875% 1/15/2029[2]		2,325	2,059
Sirius XM Radio, Inc. 4.00% 7/15/2028[2]		3,575	3,309
Sirius XM Radio, Inc. 4.125% 7/1/2030[2]		950	848
Sirius XM Radio, Inc. 3.875% 9/1/2031[2]		3,827	3,279
Take-Two Interactive Software, Inc. 3.30% 3/28/2024		123	122
Take-Two Interactive Software, Inc. 4.00% 4/14/2032		2,438	2,316
Tencent Holdings, Ltd. 2.39% 6/3/2030		566	483
T-Mobile USA, Inc. 1.50% 2/15/2026		500	466
T-Mobile USA, Inc. 2.05% 2/15/2028		325	293
T-Mobile USA, Inc. 4.95% 3/15/2028		1,918	1,945
T-Mobile USA, Inc. 4.80% 7/15/2028		4,000	4,036
T-Mobile USA, Inc. 5.75% 1/15/2054		2,000	2,118
T-Mobile USA, Inc. 6.00% 6/15/2054		4,666	5,122
Univision Communications, Inc. 6.625% 6/1/2027[2]		6,300	6,287
Univision Communications, Inc. 8.00% 8/15/2028[2]		300	310
Univision Communications, Inc. 4.50% 5/1/2029[2]		5,300	4,735
Univision Communications, Inc. 7.375% 6/30/2030[2]		725	724
Verizon Communications, Inc. 2.55% 3/21/2031		410	354
Verizon Communications, Inc. 2.355% 3/15/2032		2,944	2,450
Verizon Communications, Inc. 5.05% 5/9/2033		3,696	3,772
Verizon Communications, Inc. 2.875% 11/20/2050		2,453	1,670
Virgin Media Secured Finance PLC 4.50% 8/15/2030[2]		2,115	1,886
VMED O2 UK Financing I PLC 4.25% 1/31/2031[2]		4,525	3,957
VMED O2 UK Financing I PLC 4.75% 7/15/2031[2]		225	201
Vodafone Group PLC 4.25% 9/17/2050		4,350	3,615
WarnerMedia Holdings, Inc. 3.638% 3/15/2025		3,807	3,726
WarnerMedia Holdings, Inc. 3.755% 3/15/2027		1,018	976
WarnerMedia Holdings, Inc. 4.054% 3/15/2029		1,435	1,362
WarnerMedia Holdings, Inc. 4.279% 3/15/2032		1,754	1,606

American Funds Insurance Series	151

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
WarnerMedia Holdings, Inc. 5.05% 3/15/2042	USD	500	$441
WarnerMedia Holdings, Inc. 5.141% 3/15/2052		1,500	1,288
Ziggo BV 4.875% 1/15/2030[2]		725	648
			168,866

Health care 0.66%
AbbVie, Inc. 3.80% 3/15/2025		206	203
AbbVie, Inc. 2.95% 11/21/2026		1,445	1,386
AdaptHealth, LLC 6.125% 8/1/2028[2]		645	557
AdaptHealth, LLC 4.625% 8/1/2029[2]		1,870	1,446
AdaptHealth, LLC 5.125% 3/1/2030[2]		1,010	789
Amgen, Inc. 5.25% 3/2/2030		1,244	1,279
Amgen, Inc. 5.60% 3/2/2043		1,500	1,551
Amgen, Inc. 5.65% 3/2/2053		878	924
Amgen, Inc. 4.40% 2/22/2062		1,697	1,435
Amgen, Inc. 5.75% 3/2/2063		258	271
AstraZeneca Finance, LLC 1.75% 5/28/2028		1,871	1,675
AstraZeneca Finance, LLC 2.25% 5/28/2031		742	640
AstraZeneca PLC 3.375% 11/16/2025		1,140	1,115
Bausch Health Companies, Inc. 5.50% 11/1/2025[2]		6,275	5,746
Bausch Health Companies, Inc. 4.875% 6/1/2028[2]		7,450	4,496
Baxter International, Inc. 1.322% 11/29/2024		7,109	6,849
Baxter International, Inc. 1.915% 2/1/2027		4,739	4,344
Baxter International, Inc. 2.272% 12/1/2028		3,180	2,849
Bayer US Finance, LLC 6.125% 11/21/2026[2]		6,047	6,150
Bayer US Finance, LLC 6.25% 1/21/2029[2]		3,451	3,530
Becton, Dickinson and Co. 3.363% 6/6/2024		198	196
Boston Scientific Corp. 3.45% 3/1/2024		313	312
Centene Corp. 4.25% 12/15/2027		565	545
Centene Corp. 4.625% 12/15/2029		1,265	1,214
CHS / Community Health Systems, Inc. 5.625% 3/15/2027[2]		1,255	1,168
CHS / Community Health Systems, Inc. 5.25% 5/15/2030[2]		3,675	3,079
CVS Health Corp. 5.00% 1/30/2029		3,831	3,903
CVS Health Corp. 5.30% 6/1/2033		4,018	4,125
CVS Health Corp. 5.875% 6/1/2053		1,250	1,316
Elevance Health, Inc. 2.375% 1/15/2025		818	795
Elevance Health, Inc. 4.90% 2/8/2026		1,417	1,414
Elevance Health, Inc. 4.75% 2/15/2033		811	812
Elevance Health, Inc. 5.125% 2/15/2053		344	345
Eli Lilly and Co. 3.375% 3/15/2029		1,353	1,302
Eli Lilly and Co. 4.70% 2/27/2033		1,543	1,583
Eli Lilly and Co. 4.875% 2/27/2053		447	463
Gilead Sciences, Inc. 5.25% 10/15/2033		6,142	6,405
Gilead Sciences, Inc. 5.55% 10/15/2053		5,288	5,734
HCA, Inc. 3.375% 3/15/2029		804	742
HCA, Inc. 3.625% 3/15/2032		1,000	895
HCA, Inc. 4.375% 3/15/2042		1,500	1,269
HCA, Inc. 4.625% 3/15/2052		1,450	1,235
Jazz Securities DAC 4.375% 1/15/2029[2]		1,975	1,841
Medtronic Global Holdings S.C.A. 4.25% 3/30/2028		2,213	2,205
Medtronic Global Holdings S.C.A. 4.50% 3/30/2033		4,000	4,003
Merck & Co., Inc. 1.90% 12/10/2028		600	540
Merck & Co., Inc. 2.75% 12/10/2051		1,103	759
Molina Healthcare, Inc. 3.875% 11/15/2030[2]		2,899	2,609
Molina Healthcare, Inc. 3.875% 5/15/2032[2]		3,855	3,373
Novant Health, Inc. 3.168% 11/1/2051		3,750	2,628
Novartis Capital Corp. 1.75% 2/14/2025		1,250	1,211
Novartis Capital Corp. 2.00% 2/14/2027		2,386	2,236
Owens & Minor, Inc. 4.50% 3/31/2029[2]		5,065	4,473
Owens & Minor, Inc. 6.625% 4/1/2030[2]		1,495	1,429

152	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Par Pharmaceutical, Inc. 7.50% 4/1/2027[2]	USD	9,648	$6,185
Pfizer Investment Enterprises Pte., Ltd. 4.45% 5/19/2028		1,750	1,750
Pfizer Investment Enterprises Pte., Ltd. 4.65% 5/19/2030		1,750	1,763
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033		503	504
Pfizer Investment Enterprises Pte., Ltd. 5.11% 5/19/2043		1,500	1,496
Radiology Partners, Inc., Term Loan, (1-month USD CME Term SOFR + 4.25%) 10.179% 7/9/2025[8,16]		3,734	3,021
RP Escrow Issuer, LLC 5.25% 12/15/2025[2]		2,080	1,666
Summa Health 3.511% 11/15/2051		1,655	1,189
Tenet Healthcare Corp. 4.875% 1/1/2026		2,875	2,845
Tenet Healthcare Corp. 4.25% 6/1/2029		2,060	1,920
Teva Pharmaceutical Finance Netherlands III BV 6.00% 4/15/2024		2,253	2,248
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026		17,790	16,485
Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029		11,995	11,469
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046		3,550	2,408
			168,343

Industrials 0.57%
AAdvantage Loyalty IP, Ltd. 5.50% 4/20/2026[2]		838	832
Allison Transmission, Inc. 3.75% 1/30/2031[2]		3,445	3,048
Avis Budget Car Rental, LLC 5.75% 7/15/2027[2]		1,025	983
Avis Budget Car Rental, LLC 5.375% 3/1/2029[2]		2,450	2,269
Avolon Holdings Funding, Ltd. 3.95% 7/1/2024[2]		1,587	1,566
Avolon Holdings Funding, Ltd. 4.25% 4/15/2026[2]		1,126	1,088
Avolon Holdings Funding, Ltd. 4.375% 5/1/2026[2]		1,975	1,913
Boeing Co. 4.875% 5/1/2025		946	942
Boeing Co. 3.10% 5/1/2026		251	241
Boeing Co. 3.25% 2/1/2028		2,000	1,899
Boeing Co. 5.15% 5/1/2030		1,100	1,120
Boeing Co. 3.60% 5/1/2034		2,500	2,210
Boeing Co. 5.805% 5/1/2050		2,500	2,591
Bombardier, Inc. 7.125% 6/15/2026[2]		3,181	3,169
Bombardier, Inc. 7.875% 4/15/2027[2]		8,570	8,580
Bombardier, Inc. 7.50% 2/1/2029[2]		1,025	1,043
Brink’s Co. (The) 4.625% 10/15/2027[2]		2,385	2,276
BWX Technologies, Inc. 4.125% 4/15/2029[2]		1,025	936
Canadian Pacific Railway Co. 1.75% 12/2/2026		1,385	1,278
Canadian Pacific Railway Co. 3.10% 12/2/2051		829	600
Carrier Global Corp. 6.20% 3/15/2054[2]		328	380
Chart Industries, Inc. 7.50% 1/1/2030[2]		1,347	1,410
Clarivate Science Holdings Corp. 3.875% 7/1/2028[2]		590	557
Clarivate Science Holdings Corp. 4.875% 7/1/2029[2]		520	489
CoreLogic, Inc. 4.50% 5/1/2028[2]		6,075	5,328
Covanta Holding Corp. 4.875% 12/1/2029[2]		1,035	906
CSX Corp. 4.25% 3/15/2029		1,062	1,062
CSX Corp. 2.50% 5/15/2051		1,125	728
Honeywell International, Inc. 2.30% 8/15/2024		2,640	2,594
Honeywell International, Inc. 1.35% 6/1/2025		5,947	5,683
Honeywell International, Inc. 2.70% 8/15/2029		1,470	1,360
Icahn Enterprises, LP 4.75% 9/15/2024		2,090	2,079
Icahn Enterprises, LP 5.25% 5/15/2027		1,185	1,065
Icahn Enterprises, LP 4.375% 2/1/2029		1,525	1,275
L3Harris Technologies, Inc. 5.40% 7/31/2033		4,530	4,712
L3Harris Technologies, Inc. 5.60% 7/31/2053		3,945	4,204
Lockheed Martin Corp. 5.10% 11/15/2027		951	982
Lockheed Martin Corp. 4.45% 5/15/2028		2,906	2,923
Lockheed Martin Corp. 5.25% 1/15/2033		4,742	5,032
Lockheed Martin Corp. 4.75% 2/15/2034		7,750	7,892
Lockheed Martin Corp. 5.70% 11/15/2054		1,849	2,082
Masco Corp. 1.50% 2/15/2028		774	678

American Funds Insurance Series	153

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Masco Corp. 2.00% 2/15/2031	USD	497	$409
Masco Corp. 3.125% 2/15/2051		230	161
Norfolk Southern Corp. 4.45% 3/1/2033		654	646
Norfolk Southern Corp. 3.05% 5/15/2050		2,746	1,956
Norfolk Southern Corp. 5.35% 8/1/2054		4,136	4,304
Northrop Grumman Corp. 2.93% 1/15/2025		1,820	1,779
Northrop Grumman Corp. 3.25% 1/15/2028		3,495	3,342
Otis Worldwide Corp. 2.293% 4/5/2027		2,135	1,991
Ritchie Bros. Holdings, Inc. 7.75% 3/15/2031[2]		311	332
RTX Corp. 5.15% 2/27/2033		2,669	2,721
RTX Corp. 5.375% 2/27/2053		3,950	4,017
RTX Corp. 6.40% 3/15/2054		8,559	9,916
Spirit AeroSystems, Inc. 9.375% 11/30/2029[2]		2,382	2,610
Spirit AeroSystems, Inc. 9.75% 11/15/2030[2]		1,730	1,862
TK Elevator U.S. Newco, Inc. 5.25% 7/15/2027[2]		2,000	1,966
TransDigm, Inc. 6.25% 3/15/2026[2]		2,476	2,474
TransDigm, Inc. 5.50% 11/15/2027		2,200	2,157
Triumph Group, Inc. 7.75% 8/15/2025		2,375	2,369
Triumph Group, Inc. 9.00% 3/15/2028[2]		3,227	3,435
Union Pacific Corp. 2.40% 2/5/2030		2,414	2,151
Union Pacific Corp. 2.95% 3/10/2052		1,000	710
Union Pacific Corp. 3.839% 3/20/2060		546	446
Union Pacific Corp. 3.799% 4/6/2071		545	431
United Rentals (North America), Inc. 3.875% 2/15/2031		2,785	2,534
United Rentals (North America), Inc. 3.75% 1/15/2032		215	190
XPO, Inc. 7.125% 6/1/2031[2]		800	829
			147,743

Materials 0.44%
Alcoa Nederland Holding BV 4.125% 3/31/2029[2]		491	456
Anglo American Capital PLC 2.25% 3/17/2028[2]		484	432
Anglo American Capital PLC 2.625% 9/10/2030[2]		2,500	2,129
Anglo American Capital PLC 3.95% 9/10/2050[2]		1,281	976
ATI, Inc. 4.875% 10/1/2029		710	663
ATI, Inc. 5.125% 10/1/2031		1,110	1,031
Avient Corp. 7.125% 8/1/2030[2]		855	890
Ball Corp. 3.125% 9/15/2031		3,520	3,039
BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2030		2,250	2,332
BHP Billiton Finance (USA), Ltd. 4.90% 2/28/2033		1,108	1,134
BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2033		2,752	2,855
BHP Billiton Finance (USA), Ltd. 5.50% 9/8/2053		2,250	2,457
CAN-PACK Spolka Akcyjna 3.875% 11/15/2029[2]		935	802
Celanese US Holdings, LLC 6.165% 7/15/2027		3,500	3,591
Celanese US Holdings, LLC 6.55% 11/15/2030		4,291	4,541
Celanese US Holdings, LLC 6.70% 11/15/2033		2,306	2,502
Cleveland-Cliffs, Inc. 5.875% 6/1/2027		9,000	8,978
Cleveland-Cliffs, Inc. 4.625% 3/1/2029[2]		2,525	2,346
Cleveland-Cliffs, Inc. 6.75% 4/15/2030[2]		2,275	2,310
Cleveland-Cliffs, Inc. 4.875% 3/1/2031[2]		775	702
CVR Partners, LP 6.125% 6/15/2028[2]		745	696
Dow Chemical Co. (The) 3.60% 11/15/2050		1,328	1,028
First Quantum Minerals, Ltd. 7.50% 4/1/2025[2]		9,554	9,118
First Quantum Minerals, Ltd. 6.875% 3/1/2026[2]		4,925	4,415
First Quantum Minerals, Ltd. 6.875% 10/15/2027[2]		5,940	5,056
FXI Holdings, Inc. 12.25% 11/15/2026[2]		4,517	4,031
FXI Holdings, Inc. 12.25% 11/15/2026[2]		2,181	1,957
Glencore Funding, LLC 4.125% 3/12/2024[2]		945	942
INEOS Finance PLC 6.75% 5/15/2028[2]		1,985	1,952
International Flavors & Fragrances, Inc. 1.832% 10/15/2027[2]		5,400	4,737
Kaiser Aluminum Corp. 4.625% 3/1/2028[2]		2,495	2,311

154	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Linde, Inc. 1.10% 8/10/2030	USD	2,938	$2,434
LSB Industries, Inc. 6.25% 10/15/2028[2]		860	817
LYB International Finance III, LLC 2.25% 10/1/2030		1,198	1,027
LYB International Finance III, LLC 4.20% 5/1/2050		1,186	947
LYB International Finance III, LLC 3.625% 4/1/2051		2,537	1,850
Methanex Corp. 5.125% 10/15/2027		6,305	6,166
Mineral Resources, Ltd. 9.25% 10/1/2028[2]		945	1,006
Mineral Resources, Ltd. 8.50% 5/1/2030[2]		1,525	1,592
Mosaic Co. 4.05% 11/15/2027		1,050	1,025
NOVA Chemicals Corp. 4.25% 5/15/2029[2]		1,875	1,581
Novelis Corp. 3.875% 8/15/2031[2]		1,115	984
SCIH Salt Holdings, Inc. 4.875% 5/1/2028[2]		3,485	3,264
SCIH Salt Holdings, Inc. 6.625% 5/1/2029[2]		1,230	1,149
Sherwin-Williams Co. 3.125% 6/1/2024		275	272
Sherwin-Williams Co. 3.80% 8/15/2049		5,208	4,186
South32 Treasury, Ltd. 4.35% 4/14/2032[2]		1,401	1,264
Venator Finance SARL, Term Loan, (USD-SOFR + 10.00%) 8.00% PIK and 7.43% Cash 10/10/2028[8,14,16]		1,124	1,123
Warrior Met Coal, Inc. 7.875% 12/1/2028[2]		2,212	2,204
Westlake Corp. 4.375% 11/15/2047		500	418
			113,718

Real estate 0.36%
Alexandria Real Estate Equities, Inc. 3.80% 4/15/2026		315	306
Alexandria Real Estate Equities, Inc. 3.95% 1/15/2028		1,220	1,172
Alexandria Real Estate Equities, Inc. 2.75% 12/15/2029		1,940	1,708
Alexandria Real Estate Equities, Inc. 3.375% 8/15/2031		1,320	1,190
Alexandria Real Estate Equities, Inc. 1.875% 2/1/2033		4,095	3,191
Alexandria Real Estate Equities, Inc. 4.85% 4/15/2049		410	362
American Tower Corp. 1.45% 9/15/2026		2,369	2,160
American Tower Corp. 3.55% 7/15/2027		1,425	1,368
American Tower Corp. 3.60% 1/15/2028		1,000	954
American Tower Corp. 1.50% 1/31/2028		2,500	2,186
American Tower Corp. 2.30% 9/15/2031		1,500	1,241
American Tower Corp. 2.95% 1/15/2051		2,000	1,335
Anywhere Real Estate Group, LLC 5.75% 1/15/2029[2]		1,265	984
Boston Properties, LP 6.50% 1/15/2034		2,223	2,347
Essex Portfolio, LP 3.875% 5/1/2024		1,000	994
Essex Portfolio, LP 3.50% 4/1/2025		6,825	6,671
Extra Space Storage, LP 2.35% 3/15/2032		1,385	1,130
GLP Capital, LP 3.35% 9/1/2024		1,263	1,247
Host Hotels & Resorts, LP 4.50% 2/1/2026		355	349
Howard Hughes Corp. (The) 5.375% 8/1/2028[2]		1,450	1,396
Howard Hughes Corp. (The) 4.125% 2/1/2029[2]		2,340	2,089
Howard Hughes Corp. (The) 4.375% 2/1/2031[2]		3,520	3,059
Invitation Homes Operating Partnership, LP 2.00% 8/15/2031		2,401	1,912
Iron Mountain, Inc. 5.25% 7/15/2030[2]		3,785	3,607
Iron Mountain, Inc. 4.50% 2/15/2031[2]		2,650	2,405
Kennedy-Wilson, Inc. 4.75% 3/1/2029		4,045	3,382
Kennedy-Wilson, Inc. 4.75% 2/1/2030		2,520	2,046
Kennedy-Wilson, Inc. 5.00% 3/1/2031		2,260	1,798
Ladder Capital Finance Holdings LLLP 4.25% 2/1/2027[2]		3,842	3,624
Ladder Capital Finance Holdings LLLP 4.75% 6/15/2029[2]		2,205	1,991
Park Intermediate Holdings, LLC 4.875% 5/15/2029[2]		2,280	2,113
Prologis, LP 4.875% 6/15/2028		2,357	2,389
Prologis, LP 4.75% 6/15/2033		4,359	4,421
Prologis, LP 5.125% 1/15/2034		2,000	2,066
Prologis, LP 5.25% 6/15/2053		1,365	1,427
Public Storage Operating Co. 1.85% 5/1/2028		2,490	2,238
Public Storage Operating Co. 1.95% 11/9/2028		2,027	1,809

American Funds Insurance Series	155

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Public Storage Operating Co. 2.30% 5/1/2031	USD	719	$618
RHP Hotel Properties, LP 4.50% 2/15/2029[2]		1,300	1,210
RLJ Lodging Trust, LP 4.00% 9/15/2029[2]		1,240	1,116
Scentre Group Trust 1 3.50% 2/12/2025[2]		3,075	3,010
Scentre Group Trust 1 3.25% 10/28/2025[2]		1,000	965
Scentre Group Trust 1 3.75% 3/23/2027[2]		2,430	2,332
Service Properties Trust 4.50% 3/15/2025		1,385	1,354
Service Properties Trust 5.25% 2/15/2026		510	496
Service Properties Trust 4.75% 10/1/2026		1,265	1,182
Service Properties Trust 4.95% 2/15/2027		595	539
Service Properties Trust 5.50% 12/15/2027		655	600
Service Properties Trust 8.625% 11/15/2031[2]		775	812
Sun Communities Operating, LP 2.30% 11/1/2028		1,845	1,616
Sun Communities Operating, LP 2.70% 7/15/2031		876	731
UDR, Inc. 2.95% 9/1/2026		760	722
			91,970

Information technology 0.34%
Adobe, Inc. 1.90% 2/1/2025		366	355
Analog Devices, Inc. 1.70% 10/1/2028		1,286	1,141
Analog Devices, Inc. 2.10% 10/1/2031		1,212	1,032
Analog Devices, Inc. 2.80% 10/1/2041		1,461	1,091
Analog Devices, Inc. 2.95% 10/1/2051		1,955	1,400
Broadcom, Inc. 1.95% 2/15/2028[2]		1,407	1,263
Broadcom, Inc. 2.60% 2/15/2033[2]		2,524	2,081
Broadcom, Inc. 3.469% 4/15/2034[2]		193	168
Cloud Software Group, Inc. 6.50% 3/31/2029[2]		2,000	1,907
Cloud Software Group, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.948% 3/30/2029[8,16]		4,588	4,503
CommScope Technologies, LLC 6.00% 6/15/2025[2]		2,275	1,856
CommScope Technologies, LLC 5.00% 3/15/2027[2]		2,378	992
CommScope, Inc. 6.00% 3/1/2026[2]		4,290	3,828
CommScope, Inc. 8.25% 3/1/2027[2]		967	511
CommScope, Inc. 7.125% 7/1/2028[2]		908	432
CommScope, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.25%) 8.72% 4/6/2026[8,16]		2,045	1,831
Diebold Nixdorf, Inc., Term Loan, (3-month USD CME Term SOFR + 7.00%) 12.86% 8/11/2028[2,8,16]		20,375	21,012
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61% 9/13/2029[4,8,16]		73	72
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713% 9/13/2029[4,8,16]		2,647	2,607
Hughes Satellite Systems Corp. 5.25% 8/1/2026		3,750	3,304
Hughes Satellite Systems Corp. 6.625% 8/1/2026		3,803	3,002
Intel Corp. 5.20% 2/10/2033		4,750	4,964
Intel Corp. 5.70% 2/10/2053		3,250	3,517
Intuit, Inc. 0.95% 7/15/2025		1,530	1,442
Intuit, Inc. 1.35% 7/15/2027		1,395	1,259
Microsoft Corp. 2.921% 3/17/2052		4,814	3,557
NCR Atleos Corp. 9.50% 4/1/2029[2]		2,694	2,865
NCR Voyix Corp. 5.125% 4/15/2029[2]		1,650	1,570
Oracle Corp. 3.60% 4/1/2050		2,794	2,072
Oracle Corp. 5.55% 2/6/2053		2,556	2,560
Synaptics, Inc. 4.00% 6/15/2029[2]		875	786
Unisys Corp. 6.875% 11/1/2027[2]		725	653
Viasat, Inc. 5.625% 9/15/2025[2]		825	805
Viasat, Inc. 5.625% 4/15/2027[2]		225	218

156	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
Viasat, Inc. 6.50% 7/15/2028[2]	USD	1,275	$1,049
Viasat, Inc. 7.50% 5/30/2031[2]		6,147	4,833
Viavi Solutions, Inc. 3.75% 10/1/2029[2]		725	636
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[3,4,10]		1,005	1,023
			88,197

Consumer staples 0.29%
7-Eleven, Inc. 0.80% 2/10/2024[2]		1,700	1,690
7-Eleven, Inc. 0.95% 2/10/2026[2]		825	763
7-Eleven, Inc. 1.30% 2/10/2028[2]		2,500	2,189
Anheuser-Busch InBev Worldwide, Inc. 4.35% 6/1/2040		2,500	2,338
Anheuser-Busch InBev Worldwide, Inc. 4.60% 4/15/2048		290	275
BAT Capital Corp. 6.343% 8/2/2030		1,191	1,251
BAT Capital Corp. 6.421% 8/2/2033		1,290	1,351
BAT Capital Corp. 7.079% 8/2/2043		3,825	4,066
BAT Capital Corp. 4.54% 8/15/2047		940	723
BAT Capital Corp. 7.081% 8/2/2053		4,250	4,548
BAT International Finance PLC 5.931% 2/2/2029		5,376	5,589
Central Garden & Pet Co. 4.125% 4/30/2031[2]		1,395	1,234
Coca-Cola Co. 1.00% 3/15/2028		940	829
Conagra Brands, Inc. 1.375% 11/1/2027		4,615	4,053
Constellation Brands, Inc. 3.60% 2/15/2028		625	600
Constellation Brands, Inc. 2.25% 8/1/2031		1,487	1,250
Coty, Inc. 4.75% 1/15/2029[2]		1,680	1,604
J. M. Smucker Co. (The) 5.90% 11/15/2028		2,662	2,801
J. M. Smucker Co. (The) 6.20% 11/15/2033		1,734	1,892
J. M. Smucker Co. (The) 6.50% 11/15/2043		256	286
J. M. Smucker Co. (The) 6.50% 11/15/2053		899	1,038
Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[2]		2,990	2,918
Lamb Weston Holdings, Inc. 4.125% 1/31/2030[2]		2,210	2,039
PepsiCo, Inc. 2.625% 10/21/2041		5,000	3,771
PepsiCo, Inc. 3.625% 3/19/2050		777	652
PepsiCo, Inc. 2.75% 10/21/2051		1,723	1,226
Philip Morris International, Inc. 2.875% 5/1/2024		788	781
Philip Morris International, Inc. 3.25% 11/10/2024		2,000	1,967
Philip Morris International, Inc. 5.125% 11/17/2027		3,073	3,130
Philip Morris International, Inc. 4.875% 2/15/2028		6,000	6,068
Philip Morris International, Inc. 5.625% 11/17/2029		1,482	1,555
Philip Morris International, Inc. 5.125% 2/15/2030		4,166	4,237
Post Holdings, Inc. 4.625% 4/15/2030[2]		2,886	2,658
Prestige Brands, Inc. 3.75% 4/1/2031[2]		1,115	976
Reynolds American, Inc. 5.85% 8/15/2045		2,030	1,904
Simmons Foods, Inc. 4.625% 3/1/2029[2]		560	485
			74,737

Utilities 0.25%
Ameren Corp. 2.50% 9/15/2024		969	948
Calpine Corp. 3.75% 3/1/2031[2]		1,975	1,735
Commonwealth Edison Co. 4.35% 11/15/2045		1,085	951
Commonwealth Edison Co. 3.85% 3/15/2052		2,600	2,106
Duke Energy Indiana, LLC 3.25% 10/1/2049		850	618
Duke Energy Progress, LLC 3.70% 10/15/2046		457	357
Duke Energy Progress, LLC 2.50% 8/15/2050		202	127
Duke Energy Progress, LLC 2.90% 8/15/2051		91	62
Edison International 3.55% 11/15/2024		2,200	2,161
EDP Finance BV 3.625% 7/15/2024[2]		4,100	4,051
Electricité de France SA 6.25% 5/23/2033[2]		1,275	1,381
Electricité de France SA 4.75% 10/13/2035[2]		782	743

American Funds Insurance Series	157

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Electricité de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[2,10]	USD	1,475	$1,650
Emera US Finance, LP 3.55% 6/15/2026		320	308
Enel Américas SA 4.00% 10/25/2026		245	239
Entergy Corp. 2.80% 6/15/2030		3,325	2,928
FirstEnergy Corp. 3.40% 3/1/2050		2,250	1,588
FirstEnergy Transmission, LLC 2.866% 9/15/2028[2]		675	613
MidAmerican Energy Co. 5.35% 1/15/2034		500	527
MidAmerican Energy Co. 5.85% 9/15/2054		875	970
NextEra Energy Capital Holdings, Inc. 6.051% 3/1/2025		650	656
Oncor Electric Delivery Co., LLC 5.65% 11/15/2033[2]		4,950	5,277
Pacific Gas and Electric Co. 2.10% 8/1/2027		125	113
Pacific Gas and Electric Co. 2.50% 2/1/2031		2,941	2,429
Pacific Gas and Electric Co. 6.95% 3/15/2034		2,425	2,667
Pacific Gas and Electric Co. 3.30% 8/1/2040		100	73
Pacific Gas and Electric Co. 3.50% 8/1/2050		1,250	866
PacifiCorp 4.125% 1/15/2049		4,000	3,245
PG&E Corp. 5.00% 7/1/2028		3,750	3,651
PG&E Corp. 5.25% 7/1/2030		3,400	3,283
Public Service Electric and Gas Co. 3.60% 12/1/2047		548	442
Public Service Electric and Gas Co. 3.15% 1/1/2050		2,451	1,815
Southern California Edison Co. 2.85% 8/1/2029		4,450	4,060
Southern California Edison Co. 6.00% 1/15/2034		2,500	2,745
Southern California Edison Co. 5.75% 4/1/2035		675	704
Southern California Edison Co. 5.35% 7/15/2035		3,000	3,113
Southern California Edison Co. 4.00% 4/1/2047		264	216
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[2]		1,030	936
Virginia Electric & Power 2.40% 3/30/2032		2,575	2,169
Xcel Energy, Inc. 2.60% 12/1/2029		1,131	1,014
			63,537

Total corporate bonds, notes & loans			1,697,443

Asset-backed obligations 2.07%
Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 11/16/2026[2,7]		360	351
Allegro CLO, Ltd., Series 2016-1A, Class AR2, (3-month USD CME Term SOFR + 1.212%) 6.605% 1/15/2030[2,7,8]		1,262	1,262
Allegro CLO, Ltd., Series 2017-1A, Class AR, (3-month USD CME Term SOFR + 1.212%) 6.605% 10/16/2030[2,7,8]		1,510	1,509
American Express Credit Account Master Trust, Series 2022-3, Class A, 3.75% 8/16/2027[7]		12,228	12,026
AmeriCredit Automobile Receivables Trust, Series 2023-1, Class A2A, 5.84% 10/19/2026[7]		2,525	2,525
Ares CLO, Ltd., Series 2017-42A, Class AR, (3-month USD CME Term SOFR + 1.182%) 6.597% 1/22/2028[2,7,8]		1,203	1,202
Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-2A, Class A, 4.00% 3/20/2025[2,7]		1,550	1,546
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[2,7]		20,244	18,904
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[2,7]		138	131
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A, 1.38% 8/20/2027[2,7]		11,617	10,580
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-5, Class A, 5.78% 4/20/2028[2,7]		32,377	32,819
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[2,7]		5,535	5,664
BA Credit Card Trust, Series 2022-A2, Class A2, 5.00% 4/17/2028[7]		6,633	6,676

158	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD CME Term SOFR + 1.262%) 6.629% 11/20/2030[2,7,8]	USD	5,523	$5,521
Bankers Healthcare Group Securitization Trust, Series 2021-A, Class A, 1.42% 11/17/2033[2,7]		360	340
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037[2,7]		4,545	3,946
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041[2,7]		416	378
Cent CLO, Ltd., Series 2014-21A, Class AR, (3-month USD CME Term SOFR + 1.231%) 6.619% 7/27/2030[2,7,8]		2,775	2,774
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[2,7]		5,140	4,755
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[2,7]		1,720	1,469
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[2,7]		6,034	5,400
Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, (1-month USD CME Term SOFR + 0.734%) 6.091% 4/22/2026[7,8]		4,960	4,966
Citibank Credit Card Issuance Trust, Series 2023-A1, Class A1, 5.23% 12/8/2027[7]		4,553	4,590
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045[2,7]		1,255	1,124
CLI Funding VI, LLC, Series 2020-1A, Class A, 2.08% 9/18/2045[2,7]		4,687	4,193
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045[2,7]		1,005	903
CLI Funding VIII, LLC, Series 2021-1A, Class A, 1.64% 2/18/2046[2,7]		1,396	1,233
Credit Acceptance Auto Loan Trust, Series 2023-3, Class A, 6.39% 8/15/2033[2,7]		1,958	1,987
DriveTime Auto Owner Trust, Series 2022-3, Class A, 6.05% 10/15/2026[2,7]		2,380	2,381
DriveTime Auto Owner Trust, Series 2023-2, Class A, 5.88% 4/15/2027[2,7]		2,456	2,458
Dryden Senior Loan Fund, CLO, Series 2017-47A, Class A1R, (3-month USD CME Term SOFR + 1.242%) 6.635% 4/15/2028[2,7,8]		3,288	3,287
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045[2,7]		302	267
Enterprise Fleet Financing, LLC, Series 2022-1, Class A2, 3.03% 1/20/2028[2,7]		3,382	3,327
Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/2029[2,7]		2,500	2,473
Enterprise Fleet Financing, LLC, Series 2022-4, Class A2, 5.76% 10/22/2029[2,7]		4,434	4,449
Exeter Automobile Receivables Trust, Series 2022-6, Class A2, 5.73% 11/17/2025[7]		49	49
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/2037[2,7]		5,942	5,510
Flagship Credit Auto Trust, Series 2022-4, Class A2, 6.15% 9/15/2026[2,7]		1,743	1,744
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 7/15/2030[2,7]		6,000	5,995
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 7/15/2031[2,7]		9,605	9,410
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 8/15/2031[2,7]		8,861	8,565
Ford Credit Auto Owner Trust, Series 2023-2, Class A, 5.28% 2/15/2036[2,7]		6,693	6,846
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[2,7]		582	528
GCI Funding I, LLC, Series 2020-1, Class B, 3.81% 10/18/2045[2,7]		234	212
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 9/17/2039[2,7]		2,077	1,969
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 10/17/2040[2,7]		8,727	8,039
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040[2,7]		10,941	10,047
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041[2,7]		3,525	3,146
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041[2,7]		5,247	4,712
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/2041[2,7]		415	367
GM Financial Automobile Leasing Trust, Series 2023-3, Class A3, 5.38% 11/20/2026[7]		1,774	1,787
GM Financial Revolving Receivables Trust, Series 2023-2, Class A, 5.77% 8/11/2036[2,7]		9,657	10,079
GoldenTree Loan Opportunities XI, Ltd., CLO, Series 2015-11A, Class AR2, (3-month USD CME Term SOFR + 1.332%) 6.727% 1/18/2031[2,7,8]		2,057	2,058
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 9.44% 6/25/2025[2,3,7]		5,930	5,930
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[2,7]		8,452	8,162
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[2,7]		634	611
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 12/26/2025[2,7]		405	390
Hertz Vehicle Financing III, LLC, Series 2022-1A, Class A, 1.99% 6/25/2026[2,7]		8,089	7,734
Hertz Vehicle Financing III, LLC, Series 2022-4A, Class A, 3.73% 9/25/2026[2,7]		8,390	8,176
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[2,7]		5,565	5,047
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[2,7]		685	620
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[2,7]		429	385
Hertz Vehicle Financing III, LLC, Series 2022-2A, Class A, 2.33% 6/26/2028[2,7]		4,900	4,463
Hertz Vehicle Financing III, LLC, Series 2022-5A, Class A, 3.89% 9/25/2028[2,7]		4,960	4,734
Hertz Vehicle Financing III, LLC, Series 2023-4, Class A, 6.15% 3/25/2030[2,7]		5,141	5,340
Honda Auto Receivables Owner Trust, Series 2023-1, Class A2, 5.22% 10/21/2025[7]		944	943
Honda Auto Receivables Owner Trust, Series 2023-3, Class A2, 5.71% 3/18/2026[7]		6,573	6,594
Honda Auto Receivables Owner Trust, Series 2023-1, Class A3, 5.04% 4/21/2027[7]		1,141	1,143

American Funds Insurance Series	159

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
LAD Auto Receivables Trust, Series 2023-4, Class A3, 6.10% 12/15/2027[2,7]	USD	2,594	$2,622
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD CME Term SOFR + 1.262%) 6.674% 7/21/2030[2,7,8]		5,309	5,310
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD CME Term SOFR + 1.412%) 6.805% 4/15/2029[2,7,8]		971	971
Mission Lane Credit Card Master Trust, Series 2022-A, Class A, 6.92% 9/15/2027[2,7]		2,531	2,517
Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.23% 7/17/2028[2,7]		3,475	3,480
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[2,7]		4,254	3,691
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/2070[2,7]		5,155	4,475
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046[2,7]		5,854	5,120
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 4/20/2062[2,7]		8,110	7,284
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[2,7]		4,640	4,204
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[2,7]		7,858	7,142
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[2,7]		23,051	20,209
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD CME Term SOFR + 1.232%) 6.61% 7/25/2030[2,7,8]		1,573	1,571
OCP CLO, Ltd., Series 2018-15A, Class A1, (3-month USD CME Term SOFR + 1.362%) 6.777% 7/20/2031[2,7,8]		2,227	2,227
Palmer Square Loan Funding, CLO, Series 2020-4, Class A1, (3-month USD CME Term SOFR + 1.262%) 6.641% 11/25/2028[2,7,8]		476	477
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD CME Term SOFR + 1.162%) 6.577% 4/20/2029[2,7,8]		259	259
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A1, (3-month USD CME Term SOFR + 1.062%) 6.455% 10/15/2029[2,7,8]		6,602	6,587
Palmer Square Loan Funding, CLO, Series 2021-4A, Class A2, (3-month USD CME Term SOFR + 1.662%) 7.055% 10/15/2029[2,7,8]		5,378	5,347
PFS Financing Corp., Series 2023-B, Class A, 5.27% 5/15/2028[2,7]		5,912	5,945
PFS Financing Corp., Series 2023-C, Class A, 5.52% 10/16/2028[2,7]		4,165	4,217
PG&E Wildfire Recovery Funding, LLC, Series 2022-A, Class A2, 4.263% 6/1/2036[7]		2,725	2,586
Race Point CLO, Ltd., Series 2015-9A, Class A1A2, (3-month USD CME Term SOFR + 1.202%) 6.595% 10/15/2030[2,7,8]		4,061	4,054
Santander Drive Auto Receivables Trust, Series 2020-1, Class C, 4.11% 12/15/2025[7]		36	36
Santander Drive Auto Receivables Trust, Series 2022-7, Class A2, 5.81% 1/15/2026[7]		462	462
Santander Drive Auto Receivables Trust, Series 2022-5, Class A3, 4.11% 8/17/2026[7]		2,318	2,308
Santander Drive Auto Receivables Trust, Series 2023-4, Class A2, 6.18% 2/16/2027[7]		3,234	3,244
Santander Drive Auto Receivables Trust, Series 2023-4, Class B, 5.77% 12/15/2028[7]		5,062	5,136
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A3, 5.47% 10/20/2028[2,7]		3,573	3,612
SMB Private Education Loan Trust, Series 2021-A, Class A2A2, (1-month USD CME Term SOFR + 0.844%) 6.206% 1/15/2053[2,7,8]		5,157	5,065
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046[2,7]		3,199	2,765
SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046[2,7]		4,043	3,712
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041[2,7]		3,871	3,297
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[2,7]		1,637	1,506
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/2033[2,7]		1,315	1,200
Stratus Static CLO, Ltd., Series 2022-3, Class A, (3-month USD CME Term SOFR + 2.15%) 7.566% 10/20/2031[2,7,8]		6,017	6,018
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075[2,7]		2,396	2,231
Synchrony Card Issuance Trust, Series 2023-A, Class A, 5.54% 7/15/2029[7]		3,169	3,230
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045[2,7]		1,570	1,427
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045[2,7]		700	635
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2/20/2046[2,7]		838	735
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046[2,7]		2,415	2,159
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 11/25/2031[2,7]		3,250	3,209
Toyota Auto Loan Extended Note Trust, Series 2020-1, Class A, 1.35% 5/25/2033[2,7]		8,337	7,917
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2/27/2034[2,7,8]		7,257	6,691
Toyota Auto Receivables Owner Trust, Series 2023-C, Class A3, 5.16% 4/17/2028[7]		5,253	5,294
Toyota Auto Receivables Owner Trust, Series 2023-C, Class A4, 5.01% 2/15/2029[7]		2,033	2,052
Toyota Lease Owner Trust, Series 2023-A, Class A2, 5.30% 8/20/2025[2,7]		2,978	2,974
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045[2,7]		9,257	8,240

160	American Funds Insurance Series

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/2046[2,7]	USD	1,641	$1,432
Verizon Master Trust, Series 2023-2, Class A, 4.89% 4/13/2028[7]		8,460	8,438
Verizon Master Trust, Series 2023-1, Class A, 4.49% 1/22/2029 (5.24% on 1/20/2026)[7,10]		7,481	7,448
Verizon Master Trust, Series 2023-3, Class A, 4.73% 4/21/2031[2,7]		8,981	9,057
Westlake Automobile Receivables Trust, Series 2022-3, Class A2, 5.24% 7/15/2025[2,7]		1,642	1,641
Westlake Automobile Receivables Trust, Series 2023-1, Class A2A, 5.51% 6/15/2026[2,7]		1,284	1,282
Westlake Automobile Receivables Trust, Series 2023-2, Class A2A, 5.87% 7/15/2026[2,7]		3,642	3,643
Westlake Automobile Receivables Trust, Series 2023-2, Class A3, 5.80% 2/16/2027[2,7]		3,504	3,516
Westlake Automobile Receivables Trust, Series 2023-1, Class A3, 5.21% 1/18/2028[2,7]		794	792
Westlake Automobile Receivables Trust, Series 2023-3, Class B, 5.92% 9/15/2028[2,7]		2,794	2,809
World Financial Network Credit Card Master Trust, Series 2023-A, Class A, 5.02% 3/15/2030[7]		7,845	7,858
			532,117

Bonds & notes of governments & government agencies outside the U.S. 0.16%
CPPIB Capital, Inc. 2.75% 11/2/2027[2]		6,600	6,256
European Investment Bank 0.75% 10/26/2026		6,194	5,648
OMERS Finance Trust 3.50% 4/19/2032[2]		4,315	3,981
OMERS Finance Trust 4.00% 4/19/2052[2]		4,315	3,552
Panama (Republic of) 3.298% 1/19/2033		4,365	3,459
Panama (Republic of) 4.50% 1/19/2063		1,035	680
Peru (Republic of) 1.862% 12/1/2032		2,525	1,983
Peru (Republic of) 2.78% 12/1/2060		3,775	2,362
Qatar (State of) 3.375% 3/14/2024[2]		2,315	2,305
Qatar (State of) 4.00% 3/14/2029[2]		745	740
Qatar (State of) 4.817% 3/14/2049[2]		750	732
Swedish Export Credit Corp. 3.625% 9/3/2024		5,089	5,033
United Mexican States 2.659% 5/24/2031		2,703	2,292
United Mexican States 4.875% 5/19/2033		1,790	1,728
United Mexican States 3.771% 5/24/2061		1,528	1,041
			41,792

Municipals 0.14%
California 0.02%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.158% 6/1/2026		1,200	1,120
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-A-1, 2.332% 6/1/2027		1,660	1,522
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034		495	418
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.293% 6/1/2042		1,170	916
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 3.00% 6/1/2046		2,205	2,008
			5,984

Florida 0.04%
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 1.705% 7/1/2027		5,335	4,833
Board of Administration Fin. Corp., Rev. Bonds, Series 2020-A, 2.154% 7/1/2030		5,365	4,582
			9,415

American Funds Insurance Series	161

Asset Allocation Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals (continued)
Guam 0.00%
A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 3.839% 10/1/2036	USD	240	$195
A.B. Won Pat International Airport Auth., General Rev. Bonds, Series 2021-A, 4.46% 10/1/2043		315	243
			438

Illinois 0.01%
G.O. Bonds, Pension Funding, Series 2003, Assured Guaranty Municipal insured, 5.10% 6/1/2033		4,125	4,082

Minnesota 0.00%
Housing Fin. Agcy., Residential Housing Fin. Bonds, Series 2014-A, 4.00% 7/1/2038		15	15

New York 0.03%
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.187% 3/15/2026 (escrowed to maturity)		2,865	2,674
Dormitory Auth., Taxable State Personal Income Tax Rev. Bonds (General Purpose), Series 2021-C, 1.748% 3/15/2028		4,745	4,283
			6,957

Ohio 0.02%
Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 5/1/2031		5,050	4,427

South Carolina 0.00%
Housing Fin. Auth., Mortgage Rev. Ref. Bonds, Series 2014, AMT, 4.00% 7/1/2041		5	5

Wisconsin 0.02%
Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034		5,825	5,519

Total municipals			36,842

Total bonds, notes & other debt instruments (cost: $6,781,014,000)			6,669,925

Investment funds 5.47%		Shares
Capital Group Central Corporate Bond Fund[17]		165,803,626	1,406,015

Total Investment funds (cost: $1,573,126,000)			1,406,015

Short-term securities 9.42%
Money market investments 9.33%
Capital Group Central Cash Fund 5.44%[17,18]		23,958,974	2,395,658

162	American Funds Insurance Series

Asset Allocation Fund (continued)

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan 0.09%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[18,19]	11,357,036	$11,357
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[18,19]	9,369,717	9,370
Capital Group Central Cash Fund 5.44%[17,18,19]	19,914	1,991
		22,718

Total short-term securities (cost: $2,418,592,000)		2,418,376
Total investment securities 104.99% (cost: $21,173,155,000)		26,966,047
Other assets less liabilities (4.99)%		(1,280,717)

Net assets 100.00%		$25,685,330

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
2 Year U.S. Treasury Note Futures	Long	10,611	4/3/2024	USD	2,184,954	$18,677
5 Year U.S. Treasury Note Futures	Long	6,817	4/3/2024		741,508	15,673
10 Year U.S. Treasury Note Futures	Long	393	3/28/2024		44,366	676
10 Year Ultra U.S. Treasury Note Futures	Short	4,627	3/28/2024		(546,058)	(24,504)
20 Year U.S. Treasury Bond Futures	Long	674	3/28/2024		84,208	2,161
30 Year Ultra U.S. Treasury Bond Futures	Short	526	3/28/2024		(70,270)	(5,507)
						$7,176

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
4.1645%	Annual	SOFR	Annual	1/24/2025	USD3,491	$(20)	$—	$(20)
SOFR	Annual	3.16653%	Annual	1/24/2033	USD48,133	1,160	—	1,160
						$1,140	$—	$1,140

Credit default swaps

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	[20]	Value at 12/31/2023 (000)	[21]	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2023 (000)
1.00%	Quarterly	CDX.NA.IG.41	12/20/2028	USD19,673		$382		$286	$96

American Funds Insurance Series	163

Asset Allocation Fund (continued)

Investments in affiliates17

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)		Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Investment funds 5.47%
Capital Group Central Corporate Bond Fund	$1,367,122	$361,863	$385,740		$(79,020)	$141,790	$1,406,015	$49,749
Short-term securities 9.34%
Money market investments 9.33%
Capital Group Central Cash Fund 5.44%[18]	1,639,716	6,257,783	5,501,498		75	(418)	2,395,658	124,804
Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 5.44%[18,19]	12,622		10,631	[22]			1,991	—	[23]
Total short-term securities							2,397,649
Total 14.81%					$(78,945)	$141,372	$3,803,664	$174,553

Restricted securities4

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Carbon Health Technologies, Inc., Series D-2, 8.00% noncumulative convertible preferred shares[3]	7/9/2021	$50,000	$43,608	.17%
Rotech Healthcare, Inc.[1,3]	8/22/2014	6,949	19,334	.08
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713% 9/13/2029[8,16]	9/13/2023	2,596	2,607	.01
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61% 9/13/2029[8,16]	9/13/2023-12/13/2023	70	72	.00	[24]
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[3,10]	6/23/2023	971	1,023	.00	[24]
Total		$60,586	$66,644	.26%

164	American Funds Insurance Series

Asset Allocation Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,274,651,000, which represented 4.96% of the net assets of the fund.
[3]	Value determined using significant unobservable inputs.
[4]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $66,644,000, which represented .26% of the net assets of the fund.
[5]	All or a portion of this security was on loan. The total value of all such securities was $24,156,000, which represented .09% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[6]	Amount less than one thousand.
[7]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[8]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[9]	Purchased on a TBA basis.
[10]	Step bond; coupon rate may change at a later date.
[11]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $19,019,000, which represented .07% of the net assets of the fund.
[12]	Index-linked bond whose principal amount moves with a government price index.
[13]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[14]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[15]	Scheduled interest and/or principal payment was not received.
[16]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $34,605,000, which represented .13% of the net assets of the fund.
[17]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[18]	Rate represents the seven-day yield at 12/31/2023.
[19]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[20]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[21]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.
[22]	Represents net activity. Refer to Note 5 for more information on securities lending.
[23]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[24]	Amount less than .01%.

Key to abbreviation(s)

ADR = American Depositary Receipts

Agcy. = Agency

AMT = Alternative Minimum Tax

Assn. = Association

Auth. = Authority

CAD = Canadian dollars

CLO = Collateralized Loan Obligations

CME = CME Group

CMO = Collateralized Mortgage Obligations

DAC = Designated Activity Company

Fin. = Finance

Fncg. = Financing

G.O. = General Obligation

LIBOR = London Interbank Offered Rate

PIK = Payment In Kind

Ref. = Refunding

REIT = Real Estate Investment Trust

Rev. = Revenue

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	165

American Funds Global Balanced Fund

Investment portfolio December 31, 2023

Common stocks 61.63%	Shares	Value (000)
Information technology 11.56%
Broadcom, Inc.	13,043	$14,559
Microsoft Corp.	31,994	12,031
Accenture PLC, Class A	8,209	2,881
Texas Instruments, Inc.	16,895	2,880
GlobalWafers Co., Ltd.	101,000	1,927
ServiceNow, Inc.[1]	2,692	1,902
Taiwan Semiconductor Manufacturing Co., Ltd.	87,000	1,674
Marvell Technology, Inc.	24,527	1,479
Cognizant Technology Solutions Corp., Class A	18,178	1,373
Intel Corp.	26,751	1,344
TDK Corp.	18,600	882
Apple, Inc.	3,844	740
SK hynix, Inc.	6,055	661
Seagate Technology Holdings PLC	3,768	322
Infineon Technologies AG	6,896	288
		44,943

Health care 9.22%
Abbott Laboratories	58,998	6,494
Sanofi	51,879	5,143
Gilead Sciences, Inc.	42,602	3,451
Novo Nordisk AS, Class B	27,643	2,859
UnitedHealth Group, Inc.	4,895	2,577
AstraZeneca PLC	15,545	2,094
Takeda Pharmaceutical Co., Ltd.	50,900	1,461
Eli Lilly and Co.	2,380	1,387
Molina Healthcare, Inc.[1]	3,701	1,337
Eurofins Scientific SE, non-registered shares	17,767	1,163
Stryker Corp.	3,652	1,094
Medtronic PLC	12,398	1,021
AbbVie, Inc.	5,825	903
Thermo Fisher Scientific, Inc.	1,595	847
Novartis AG	8,363	844
GE HealthCare Technologies, Inc.	9,521	736
BioMarin Pharmaceutical, Inc.[1]	6,101	588
Merck KGaA	3,462	551
Danaher Corp.	2,224	515
Humana, Inc.	1,074	492
Vertex Pharmaceuticals, Inc.[1]	752	306
		35,863

Industrials 8.40%
RTX Corp.	65,310	5,495
Carrier Global Corp.	72,631	4,173
General Electric Co.	30,743	3,924
Thales SA	18,350	2,714
Safran SA	12,512	2,207
Siemens AG	10,596	1,988
General Dynamics Corp.	7,609	1,976
BAE Systems PLC	137,641	1,947
Honeywell International, Inc.	5,909	1,239
CSX Corp.	34,575	1,199
Melrose Industries PLC	110,742	800
DHL Group	15,557	771
Boeing Co.[1]	2,721	709
United Rentals, Inc.	916	525
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	26,859	469
Grupo Aeroportuario del Pacífico, SAB de CV, Class B (ADR)	13	2
L3Harris Technologies, Inc.	2,038	429
Singapore Technologies Engineering, Ltd.	124,000	365
Airbus SE, non-registered shares	2,299	355
Caterpillar, Inc.	1,174	347

166	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Waste Management, Inc.	1,847	$331
Astra International Tbk PT	894,600	328
Element Fleet Management Corp.	18,337	298
Trelleborg AB, Class B	1,639	55
		32,646

Financials 7.90%
B3 SA - Brasil, Bolsa, Balcao	1,504,867	4,475
ING Groep NV	221,402	3,314
Zurich Insurance Group AG	5,617	2,937
HDFC Bank, Ltd. (ADR)	28,148	1,889
HDFC Bank, Ltd.	48,162	988
AIA Group, Ltd.	263,400	2,288
BlackRock, Inc.	2,648	2,150
Kotak Mahindra Bank, Ltd.	71,295	1,634
DBS Group Holdings, Ltd.	59,900	1,513
Citigroup, Inc.	27,497	1,414
JPMorgan Chase & Co.	4,864	827
BNP Paribas SA	11,441	793
Münchener Rückversicherungs-Gesellschaft AG	1,737	719
Banco Santander, SA	157,435	657
Aegon, Ltd.	112,560	653
Banco Bilbao Vizcaya Argentaria, SA	69,231	631
Bank Central Asia Tbk PT	1,028,600	627
Great-West Lifeco, Inc.	17,824	590
Capital One Financial Corp.	4,263	559
KBC Groep NV	8,217	533
Fairfax Financial Holdings, Ltd., subordinate voting shares	473	436
FinecoBank SpA	28,790	433
Ping An Insurance (Group) Company of China, Ltd., Class H	59,000	267
Ping An Insurance (Group) Company of China, Ltd., Class A	11,400	65
Mastercard, Inc., Class A	770	328
		30,720

Consumer staples 5.61%
Philip Morris International, Inc.	37,932	3,569
ITC, Ltd.	619,592	3,436
Seven & i Holdings Co., Ltd.	69,400	2,749
Imperial Brands PLC	115,025	2,643
Nestlé SA	17,951	2,078
Ajinomoto Co., Inc.	48,150	1,861
British American Tobacco PLC	60,310	1,760
Kao Corp.	31,600	1,298
Pernod Ricard SA	4,980	881
Heineken NV	6,766	688
Alimentation Couche-Tard, Inc.	7,156	421
Kweichow Moutai Co., Ltd., Class A	921	224
Monster Beverage Corp.[1]	3,869	223
		21,831

Materials 4.57%
Freeport-McMoRan, Inc.	91,591	3,899
Linde PLC	7,564	3,107
Air Products and Chemicals, Inc.	9,426	2,581
Fortescue, Ltd.	113,507	2,245
BHP Group, Ltd. (CDI)	55,722	1,906
Evonik Industries AG	77,260	1,577
Vale SA (ADR), ordinary nominative shares	57,603	914

American Funds Insurance Series	167

American Funds Global Balanced Fund (continued)

Common stocks (continued)	Shares	Value (000)
Materials (continued)
Celanese Corp.	4,587	$713
Air Liquide SA	2,397	466
Sherwin-Williams Co.	1,150	359
		17,767

Energy 3.70%
Canadian Natural Resources, Ltd. (CAD denominated)	113,969	7,466
Shell PLC (GBP denominated)	48,992	1,592
Neste OYJ	41,287	1,467
TC Energy Corp. (CAD denominated)	32,426	1,267
Chevron Corp.	7,285	1,087
BP PLC	165,370	977
Baker Hughes Co., Class A	9,285	317
Woodside Energy Group, Ltd. (CDI)	9,976	211
		14,384

Communication services 3.47%
Meta Platforms, Inc., Class A1	13,044	4,617
Alphabet, Inc., Class A1	19,578	2,735
Alphabet, Inc., Class C1	7,383	1,040
Singapore Telecommunications, Ltd.	703,500	1,315
Netflix, Inc.[1]	2,684	1,307
TELUS Corp.	46,990	836
Omnicom Group, Inc.	9,504	822
Comcast Corp., Class A	18,675	819
		13,491

Consumer discretionary 3.23%
LVMH Moët Hennessy-Louis Vuitton SE	2,325	1,886
Home Depot, Inc.	4,682	1,623
Ferrari NV	3,600	1,218
Ferrari NV (EUR denominated)	1,201	405
Compagnie Financière Richemont SA, Class A	7,729	1,066
Amazon.com, Inc.[1]	6,696	1,017
InterContinental Hotels Group PLC	11,004	994
Royal Caribbean Cruises, Ltd.[1]	7,483	969
Sony Group Corp.	6,100	578
Hasbro, Inc.	11,264	575
Restaurant Brands International, Inc.	6,229	487
General Motors Co.	10,806	388
Hilton Worldwide Holdings, Inc.	2,083	379
adidas AG	1,644	334
Airbnb, Inc., Class A1	2,358	321
Zhongsheng Group Holdings, Ltd.	74,000	179
Dowlais Group PLC	103,349	140
		12,559

Utilities 2.74%
DTE Energy Co.	26,895	2,965
E.ON SE	141,436	1,897
Duke Energy Corp.	14,950	1,451
Constellation Energy Corp.	11,857	1,386
SembCorp Industries, Ltd.	271,100	1,088
National Grid PLC	57,946	782
Dominion Energy, Inc.	12,866	605
ENN Energy Holdings, Ltd.	57,100	420
Power Grid Corporation of India, Ltd.	14,958	43
		10,637

168	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Common stocks (continued)	Shares		Value (000)
Real estate 1.23%
CTP NV		96,081	$1,624
Equinix, Inc. REIT		1,833	1,476
Embassy Office Parks REIT		310,600	1,212
Sun Hung Kai Properties, Ltd.		42,500	457
			4,769

Total common stocks (cost: $184,602,000)			239,610

Preferred securities 0.11%
Consumer discretionary 0.10%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares		4,221	372

Financials 0.01%
Federal Home Loan Mortgage Corp., Series Z, 8.375% noncumulative preferred shares[1]		17,204	50

Total preferred securities (cost: $408,000)			422

Convertible stocks 0.27%
Utilities 0.27%
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025[2]		27,300	1,041

Total convertible stocks (cost: $1,321,000)			1,041

Bonds, notes & other debt instruments 31.04%	Principal amount (000)
Bonds & notes of governments & government agencies outside the U.S. 14.75%
Agricultural Development Bank of China 3.75% 1/25/2029	CNY	550	82
Asian Development Bank 1.125% 6/10/2025	GBP	100	122
Australia (Commonwealth of), Series 152, 2.75% 11/21/2028	AUD	310	203
Australia (Commonwealth of), Series 157, 1.50% 6/21/2031		1,055	611
Australia (Commonwealth of), Series 163, 1.00% 11/21/2031		150	82
Australia (Commonwealth of), Series 166, 3.00% 11/21/2033		2,020	1,270
Austria (Republic of) 0% 2/20/2031	EUR	660	613
Belgium (Kingdom of), Series 97, 3.00% 6/22/2033		270	308
Brazil (Federative Republic of) 10.00% 1/1/2025	BRL	900	185
Brazil (Federative Republic of) 10.00% 1/1/2031		5,999	1,221
Brazil (Federative Republic of) 10.00% 1/1/2033		6,221	1,262
Brazil (Federative Republic of) 6.00% 8/15/2040[3]		209	46
Brazil (Federative Republic of) 6.00% 8/15/2050[3]		1,510	335
Brazil (Federative Republic of) 6.00% 8/15/2060[3]		209	47
Bulgaria (Republic of) 4.50% 1/27/2033	EUR	120	139
Canada 3.00% 11/1/2024	CAD	320	238
Canada 2.25% 6/1/2025		1,400	1,030
Canada 0.25% 3/1/2026		246	173
Canada 3.50% 3/1/2028		1,009	769
Chile (Republic of) 5.80% 6/1/2024	CLP	230,000	260
Chile (Republic of) 4.70% 9/1/2030		55,000	60
China (People’s Republic of) 2.62% 6/25/2030	CNY	1,970	279
China (People’s Republic of), Series INBK, 2.64% 1/15/2028		9,650	1,374
China (People’s Republic of), Series INBK, 2.88% 2/25/2033		10,270	1,484
China (People’s Republic of), Series INBK, 3.81% 9/14/2050		5,050	833
China (People’s Republic of), Series INBK, 3.12% 10/25/2052		8,450	1,243
China Development Bank Corp., Series 2008, 2.89% 6/22/2025		3,240	461
China Development Bank Corp., Series 2004, 3.43% 1/14/2027		1,060	154
China Development Bank Corp., Series 2009, 3.39% 7/10/2027		8,580	1,247
China Development Bank Corp., Series 1805, 4.88% 2/9/2028		2,040	314
Colombia (Republic of), Series B, 5.75% 11/3/2027	COP	1,872,100	428

American Funds Insurance Series	169

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Colombia (Republic of), Series B, 7.00% 3/26/2031	COP	218,300	$49
European Investment Bank 0.375% 9/15/2027	EUR	110	113
European Investment Bank 0.25% 1/20/2032		860	795
European Union 0% 7/6/2026		100	104
European Union 0.25% 10/22/2026		50	52
French Republic O.A.T. 0.75% 2/25/2028		640	666
French Republic O.A.T. 0% 11/25/2030		1,320	1,246
French Republic O.A.T. 2.00% 11/25/2032		610	649
French Republic O.A.T. 3.25% 5/25/2045		160	185
Germany (Federal Republic of) 2.50% 3/13/2025		845	929
Germany (Federal Republic of) 0% 4/16/2027		950	982
Germany (Federal Republic of) 0% 8/15/2031		780	746
Germany (Federal Republic of) 0% 2/15/2032		540	510
Germany (Federal Republic of) 1.70% 8/15/2032		674	729
Germany (Federal Republic of) 2.30% 2/15/2033		510	578
Germany (Federal Republic of) 1.00% 5/15/2038		280	263
Germany (Federal Republic of) 0% 8/15/2050		380	234
Germany (Federal Republic of) 0% 8/15/2052		20	12
Greece (Hellenic Republic of) 3.45% 4/2/2024		110	122
Greece (Hellenic Republic of) 3.375% 2/15/2025		50	56
Greece (Hellenic Republic of) 3.875% 6/15/2028		640	747
Greece (Hellenic Republic of) 1.50% 6/18/2030		190	194
Greece (Hellenic Republic of) 1.75% 6/18/2032		790	795
Greece (Hellenic Republic of) 4.25% 6/15/2033		535	648
Greece (Hellenic Republic of) 1.875% 1/24/2052		636	504
India (Republic of) 5.22% 6/15/2025	INR	12,720	149
India (Republic of) 5.15% 11/9/2025		8,000	93
Indonesia (Republic of), Series 64, 6.125% 5/15/2028	IDR	1,165,000	75
Indonesia (Republic of), Series 95, 6.375% 8/15/2028		1,767,000	115
Indonesia (Republic of), Series 71, 9.00% 3/15/2029		1,201,000	86
Indonesia (Republic of), Series 78, 8.25% 5/15/2029		3,301,000	231
Indonesia (Republic of), Series 87, 6.50% 2/15/2031		1,253,000	81
Indonesia (Republic of), Series 96, 7.00% 2/15/2033		4,446,000	299
Ireland (Republic of) 3.00% 10/18/2043	EUR	150	172
Israel (State of) 2.875% 1/29/2024		200	221
Israel (State of) 4.50% 1/17/2033	USD	200	190
Italy (Republic of) 1.35% 4/1/2030	EUR	550	545
Italy (Republic of) 4.40% 5/1/2033		1,200	1,412
Italy (Republic of) 4.35% 11/1/2033		740	865
Japan, Series 18, 0.10% 3/10/2024[3]	JPY	22,300	160
Japan, Series 19, 0.10% 9/10/2024[3]		32,520	234
Japan, Series 150, 0.005% 12/20/2026		84,950	602
Japan, Series 346, 0.10% 3/20/2027		134,150	953
Japan, Series 363, 0.10% 6/20/2031		56,000	388
Japan, Series 365, 0.10% 12/20/2031		317,600	2,187
Japan, Series 145, 1.70% 6/20/2033		59,800	467
Japan, Series 152, 1.20% 3/20/2035		264,400	1,965
Japan, Series 179, 0.50% 12/20/2041		50,500	312
Japan, Series 42, 1.70% 3/20/2044		50,150	374
Japan, Series 37, 0.60% 6/20/2050		26,950	150
Japan, Series 74, 1.00% 3/20/2052		161,500	982
Japan, Series 76, 1.40% 9/20/2052		80,350	538
KfW 1.125% 7/4/2025	GBP	95	115
Magyar Export-Import Bank 6.00% 5/16/2029	EUR	100	117
Morocco (Kingdom of) 3.50% 6/19/2024		100	110
Netherlands (Kingdom of the) 5.50% 1/15/2028		100	124
Nova Scotia (Province of) 3.15% 12/1/2051	CAD	170	109
Peru (Republic of) 2.392% 1/23/2026	USD	90	86
Philippines (Republic of) 0.001% 4/12/2024	JPY	100,000	708
Philippines (Republic of) 0.25% 4/28/2025	EUR	100	105
Philippines (Republic of) 1.648% 6/10/2031	USD	200	165

170	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN	410	$93
Portuguese Republic 0.475% 10/18/2030	EUR	230	223
Portuguese Republic 3.50% 6/18/2038		230	266
Romania 2.125% 3/7/2028		130	131
Serbia (Republic of) 3.125% 5/15/2027		215	228
Serbia (Republic of) 2.05% 9/23/2036		185	143
South Africa (Republic of), Series R-2030, 8.00% 1/31/2030	ZAR	3,000	151
South Africa (Republic of), Series R-214, 6.50% 2/28/2041		4,235	140
South Africa (Republic of), Series R-2048, 8.75% 2/28/2048		11,100	448
South Korea (Republic of), Series 2712, 2.375% 12/10/2027	KRW	348,590	263
South Korea (Republic of), Series 3212, 4.25% 12/10/2032		1,831,500	1,537
Spain (Kingdom of) 0% 1/31/2027	EUR	335	342
Spain (Kingdom of) 0.80% 7/30/2027		490	510
Spain (Kingdom of) 0.50% 10/31/2031		165	153
Spain (Kingdom of) 3.15% 4/30/2033		317	356
Spain (Kingdom of) 3.55% 10/31/2033		550	637
Tunisia (Republic of) 5.625% 2/17/2024		290	310
Ukraine 6.876% 5/21/2031[4,5]	USD	250	58
Ukraine 6.876% 5/21/2031[4]		200	47
United Kingdom 2.75% 9/7/2024	GBP	50	63
United Kingdom 1.25% 7/22/2027		410	485
United Kingdom 0.375% 10/22/2030		490	512
United Kingdom 0.25% 7/31/2031		160	161
United Kingdom 1.00% 1/31/2032		920	972
United Kingdom 4.25% 6/7/2032		1,165	1,573
United Kingdom 3.25% 1/22/2044		174	196
United Kingdom 1.25% 7/31/2051		413	280
United Mexican States, Series M, 5.75% 3/5/2026	MXN	12,150	662
United Mexican States, Series M, 7.75% 11/23/2034		6,500	350
United Mexican States, Series M, 8.00% 11/7/2047		5,120	270
United Mexican States, Series M, 8.00% 7/31/2053		28,580	1,495
			57,321

Mortgage-backed obligations 5.47%
Federal agency mortgage-backed obligations 4.95%
Fannie Mae Pool #FM6293 3.00% 1/1/2051[6]	USD	2	1
Fannie Mae Pool #MA5071 5.00% 7/1/2053[6]		27	27
Freddie Mac Pool #RB5071 2.00% 9/1/2040[6]		745	641
Freddie Mac Pool #QD3310 3.00% 12/1/2051[6]		1	1
Freddie Mac Pool #SD8276 5.00% 12/1/2052[6]		476	471
Freddie Mac Pool #SD8341 5.00% 7/1/2053[6]		16	16
Freddie Mac, Series K153, Class A2, Multi Family, 3.82% 1/25/2033[6]		580	554
Government National Mortgage Assn. 6.50% 1/1/2054[6,7]		1,175	1,203
Government National Mortgage Assn. Pool #785607 2.50% 8/20/2051[6]		302	260
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[6]		108	93
Government National Mortgage Assn. Pool #785813 2.50% 12/20/2051[6]		143	123
Uniform Mortgage-Backed Security 2.00% 1/1/2054[6,7]		800	654
Uniform Mortgage-Backed Security 2.50% 1/1/2054[6,7]		3,384	2,879
Uniform Mortgage-Backed Security 3.50% 1/1/2054[6,7]		729	669
Uniform Mortgage-Backed Security 4.00% 1/1/2054[6,7]		1,049	992
Uniform Mortgage-Backed Security 4.50% 1/1/2054[6,7]		2,525	2,448
Uniform Mortgage-Backed Security 5.00% 1/1/2054[6,7]		2,791	2,762
Uniform Mortgage-Backed Security 5.50% 1/1/2054[6,7]		600	603
Uniform Mortgage-Backed Security 6.00% 1/1/2054[6,7]		950	965
Uniform Mortgage-Backed Security 6.50% 1/1/2054[6,7]		580	594
Uniform Mortgage-Backed Security 7.00% 1/1/2054[6,7]		1,140	1,176
Uniform Mortgage-Backed Security 3.50% 2/1/2054[6,7]		1,480	1,360
Uniform Mortgage-Backed Security 6.00% 2/1/2054[6,7]		750	762
			19,254

American Funds Insurance Series	171

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Other mortgage-backed securities 0.26%
Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2037[6]	DKK	468	$63
Nykredit Realkredit AS, Series 01E, 1.50% 10/1/2040[6]		1,206	160
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043[6]		5,550	666
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2050[6]		474	52
Nykredit Realkredit AS, Series CCE, 1.00% 10/1/2050[6]		569	66
Realkredit Danmark AS 1.00% 10/1/2053[6]		188	21
			1,028

Collateralized mortgage-backed obligations (privately originated) 0.13%
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M1, (30-day Average USD-SOFR + 2.30%) 7.637% 5/25/2043[5,6,8]	USD	196	200
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 7.237% 6/25/2043[5,6,8]		113	114
Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 7.037% 7/25/2043[5,6,8]		83	83
Tricon Residential Trust, Series 2023-SFR1, Class A, 5.10% 7/17/2040[5,6]		108	107
			504

Commercial mortgage-backed securities 0.13%
BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 6.176% 9/15/2036[5,6,8]		150	146
BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 6.375% 10/15/2036[5,6,8]		110	108
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82% 6/10/2028[5,6,8]		135	137
Citigroup Commercial Mortgage Trust, Series 2023-PRM3, Class A, 6.36% 7/10/2028[5,6,8]		100	103
			494

Total mortgage-backed obligations			21,280

U.S. Treasury bonds & notes 5.47%
U.S. Treasury 4.11%
U.S. Treasury 2.125% 11/30/2024		1,200	1,171
U.S. Treasury 1.75% 3/15/2025		98	95
U.S. Treasury 3.00% 7/15/2025		916	896
U.S. Treasury 3.125% 8/15/2025		18	18
U.S. Treasury 4.50% 11/15/2025		178	179
U.S. Treasury 0.375% 11/30/2025		50	46
U.S. Treasury 3.75% 4/15/2026		76	75
U.S. Treasury 2.75% 4/30/2027		432	416
U.S. Treasury 2.75% 7/31/2027		46	44
U.S. Treasury 4.125% 9/30/2027		268	270
U.S. Treasury 4.125% 10/31/2027		357	359
U.S. Treasury 4.00% 2/29/2028		570	572
U.S. Treasury 4.00% 6/30/2028		4,263	4,284
U.S. Treasury 4.375% 8/31/2028		1,170	1,195
U.S. Treasury 4.625% 9/30/2028		1,783	1,841
U.S. Treasury 4.375% 11/30/2028		119	122
U.S. Treasury 1.375% 11/15/2031		752	624
U.S. Treasury 2.875% 5/15/2032		284	263
U.S. Treasury 1.875% 2/15/2041[9]		920	663
U.S. Treasury 2.25% 5/15/2041[9]		525	401
U.S. Treasury 3.875% 5/15/2043		175	167
U.S. Treasury 2.875% 11/15/2046		400	321
U.S. Treasury 1.25% 5/15/2050		630	341
U.S. Treasury 1.375% 8/15/2050		400	224
U.S. Treasury 2.375% 5/15/2051[9]		490	351
U.S. Treasury 2.00% 8/15/2051[9]		560	367

172	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 2.25% 2/15/2052	USD	180	$125
U.S. Treasury 4.00% 11/15/2052		270	267
U.S. Treasury 3.625% 2/15/2053		299	277
			15,974

U.S. Treasury inflation-protected securities 1.36%
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[3]		772	759
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2024[3]		516	505
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2027[3]		354	337
U.S. Treasury Inflation-Protected Security 2.375% 10/15/2028[3]		2,076	2,139
U.S. Treasury Inflation-Protected Security 1.375% 7/15/2033[3]		709	688
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[3]		257	207
U.S. Treasury Inflation-Protected Security 1.50% 2/15/2053[3,9]		724	660
			5,295

Total U.S. Treasury bonds & notes			21,269

Corporate bonds, notes & loans 5.00%
Financials 1.80%
AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Mid-Swap + 1.10% on 9/9/2028)[10]	EUR	200	189
AIB Group PLC 7.583% 10/14/2026 (USD-SOFR + 3.456% on 10/14/2025)[5,10]	USD	200	207
Banco de Sabadell, SA 5.25% 2/7/2029 (1-year EUR Mid-Swap + 2.40% on 2/7/2028)[10]	EUR	200	228
Bank of America Corp. 0.976% 4/22/2025 (USD-SOFR + 0.69% on 4/22/2024)[10]	USD	200	197
Bank of America Corp. 1.319% 6/19/2026 (USD-SOFR + 1.15% on 6/19/2025)[10]		500	471
Bank of America Corp. 5.202% 4/25/2029 (USD-SOFR + 1.63% on 4/25/2028)[10]		161	162
Barclays PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[10]		475	473
BPCE SA 4.50% 1/13/2033	EUR	100	116
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[5,10]	USD	200	204
Chubb INA Holdings, Inc. 3.35% 5/3/2026		10	10
Chubb INA Holdings, Inc. 4.35% 11/3/2045		20	19
Citigroup, Inc. 0.981% 5/1/2025 (USD-SOFR + 0.669% on 5/1/2024)[10]		103	101
Citigroup, Inc. 3.07% 2/24/2028 (USD-SOFR + 1.28% on 2/24/2027)[10]		110	104
Citigroup, Inc. 4.91% 5/24/2033 (USD-SOFR + 2.086% on 5/24/2032)[10]		29	28
Commonwealth Bank of Australia 2.688% 3/11/2031[5]		225	185
Corebridge Financial, Inc. 3.90% 4/5/2032		59	53
Deutsche Bank AG 1.75% 11/19/2030 (3-month EUR-EURIBOR + 2.05% on 11/19/2029)[10]	EUR	200	192
Deutsche Bank AG 4.00% 6/24/2032 (3-month EUR-EURIBOR + 3.30% on 6/24/2027)[10]		100	107
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[10]	USD	160	146
Goldman Sachs Group, Inc. 4.017% 10/31/2038 (3-month USD CME Term SOFR + 1.635% on 10/31/2037)[10]		78	68
HSBC Holdings PLC 4.292% 9/12/2026 (3-month USD CME Term SOFR + 1.609% on 9/12/2025)[10]		200	196
HSBC Holdings PLC 7.39% 11/03/2028 (USD-SOFR + 7.39% on 11/3/2027)[10]		360	386
HSBC Holdings PLC 7.399% 11/13/2034 (USD-SOFR + 3.02% on 11/13/2033)[10]		290	318
ING Groep NV 5.25% 11/14/2033 (3-month EUR-EURIBOR + 2.15% on 11/14/2032)[10]	EUR	100	122
JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[10]	USD	186	172
JPMorgan Chase & Co. 4.493% 3/24/2031 (USD-SOFR + 3.79% on 3/24/2030)[10]		160	156
Mastercard, Inc. 2.00% 11/18/2031		102	86
Morgan Stanley 0.985% 12/10/2026 (USD-SOFR + 0.72% on 12/10/2025)[10]		200	184
Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)[10]		126	116
Morgan Stanley 2.699% 1/22/2031 (USD-SOFR + 1.143% on 1/22/2030)[10]		72	63
Morgan Stanley 2.95% 5/7/2032 (3-month EUR-EURIBOR + 1.245% on 5/7/2031)[10]	EUR	280	293
NatWest Group PLC 0.78% 2/26/2030 (3-month EUR-EURIBOR + 0.949% on 2/26/2029)[10]		175	167
New York Life Insurance Co. 3.75% 5/15/2050[5]	USD	23	18
Nordea Bank ABP 3.60% 6/6/2025[5]		200	196
Royal Bank of Canada 1.20% 4/27/2026		175	162

American Funds Insurance Series	173

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
UBS Group AG 4.49% 8/5/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.60% on 8/5/2024)[5,10]	USD	450	$447
Wells Fargo & Co. 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[10]		210	201
Wells Fargo & Co. 2.393% 6/2/2028 (USD-SOFR + 2.10% on 6/2/2027)[10]		400	367
Wells Fargo & Co. 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[10]		100	90
			7,000

Utilities 0.86%
Alabama Power Co. 3.00% 3/15/2052		250	175
Cleveland Electric Illuminating Co. (The) 3.50% 4/1/2028[5]		35	33
CMS Energy Corp. 3.00% 5/15/2026		80	76
Consumers Energy Co. 3.60% 8/15/2032		250	232
Duke Energy Progress, LLC 3.70% 9/1/2028		75	73
E.ON SE 1.625% 3/29/2031	EUR	240	240
Edison International 4.125% 3/15/2028	USD	160	155
Enel Américas SA 4.00% 10/25/2026		35	34
Enel Finance International NV 1.875% 7/12/2028[5]		200	175
Entergy Louisiana, LLC 4.75% 9/15/2052		100	92
Exelon Corp. 3.40% 4/15/2026		150	145
Interstate Power and Light Co. 2.30% 6/1/2030		50	43
NextEra Energy Operating Partners, LP 7.25% 1/15/2029[5]		550	576
Niagara Mohawk Power Corp. 3.508% 10/1/2024[5]		85	83
Pacific Gas and Electric Co. 2.95% 3/1/2026		25	24
Pacific Gas and Electric Co. 2.10% 8/1/2027		100	90
Pacific Gas and Electric Co. 3.00% 6/15/2028		140	128
Pacific Gas and Electric Co. 4.65% 8/1/2028		114	110
Pacific Gas and Electric Co. 4.55% 7/1/2030		31	30
Pacific Gas and Electric Co. 2.50% 2/1/2031		600	495
Pacific Gas and Electric Co. 3.25% 6/1/2031		50	43
Pacific Gas and Electric Co. 3.50% 8/1/2050		137	95
Xcel Energy, Inc. 3.35% 12/1/2026		216	208
			3,355

Communication services 0.51%
América Móvil, SAB de CV, 9.50% 1/27/2031	MXN	12,420	712
AT&T, Inc. 2.75% 6/1/2031	USD	165	145
AT&T, Inc. 2.55% 12/1/2033		64	52
AT&T, Inc. 4.30% 11/18/2034	EUR	100	117
Comcast Corp. 0% 9/14/2026		100	102
Deutsche Telekom International Finance BV 9.25% 6/1/2032	USD	45	58
Orange 9.00% 3/1/2031[10]		65	80
Tencent Holdings, Ltd. 3.925% 1/19/2038		200	170
T-Mobile USA, Inc. 2.05% 2/15/2028		200	181
Verizon Communications, Inc. 0.375% 3/22/2029	EUR	140	134
Verizon Communications, Inc. 0.75% 3/22/2032		100	91
WarnerMedia Holdings, Inc. 5.05% 3/15/2042	USD	168	148
			1,990

Health care 0.46%
Amgen, Inc. 1.90% 2/21/2025		40	39
Amgen, Inc. 2.20% 2/21/2027		30	28
Amgen, Inc. 4.20% 3/1/2033		280	266
Amgen, Inc. 5.65% 3/2/2053		61	64
AstraZeneca Finance, LLC 2.25% 5/28/2031		69	60
Becton, Dickinson and Co. 3.734% 12/15/2024		10	10
Becton, Dickinson and Co. 3.70% 6/6/2027		43	42
Becton, Dickinson and Co. 4.298% 8/22/2032		320	309
Cigna Group (The) 4.125% 11/15/2025		80	79
EMD Finance, LLC 3.25% 3/19/2025[5]		250	244
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033		197	198

174	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053	USD	21	$21
Stryker Corp. 0.75% 3/1/2029	EUR	210	206
Takeda Pharmaceutical Co., Ltd. 2.25% 11/21/2026		100	108
UnitedHealth Group, Inc. 4.00% 5/15/2029	USD	135	133
			1,807

Energy 0.41%
Ecopetrol SA 6.875% 4/29/2030		160	159
Equinor ASA 3.70% 3/1/2024		50	50
Halliburton Co. 3.80% 11/15/2025		2	2
Kinder Morgan, Inc. 4.30% 6/1/2025		165	163
ONEOK, Inc. 5.80% 11/1/2030		7	7
ONEOK, Inc. 6.05% 9/1/2033		53	56
Petroleos Mexicanos 4.875% 1/18/2024		10	10
Petroleos Mexicanos 7.19% 9/12/2024	MXN	6,179	348
Petroleos Mexicanos 4.25% 1/15/2025	USD	57	56
Petroleos Mexicanos 6.875% 8/4/2026		211	205
Petroleos Mexicanos 6.49% 1/23/2027		273	256
Qatar Energy 3.125% 7/12/2041[5]		270	208
TransCanada Trust 5.875% 8/15/2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[10,11]		58	55
			1,575

Consumer discretionary 0.28%
Amazon.com, Inc. 2.80% 8/22/2024		45	44
BMW US Capital, LLC 3.90% 4/9/2025[5]		70	69
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[5]		150	145
Hyundai Capital America 1.50% 6/15/2026[5]		250	228
Hyundai Capital America 2.375% 10/15/2027[5]		109	98
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[5]		185	183
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[5]		70	74
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[5]		59	64
Stellantis Finance US, Inc. 2.691% 9/15/2031[5]		200	168
Toyota Motor Credit Corp. 3.375% 4/1/2030		33	31
			1,104

Consumer staples 0.21%
Altria Group, Inc. 2.20% 6/15/2027	EUR	270	288
Anheuser-Busch InBev Worldwide, Inc. 4.00% 4/13/2028	USD	100	99
BAT Capital Corp. 3.215% 9/6/2026		62	59
BAT Capital Corp. 4.70% 4/2/2027		67	66
BAT Capital Corp. 3.557% 8/15/2027		105	100
BAT Capital Corp. 3.462% 9/6/2029		75	69
Philip Morris International, Inc. 5.75% 11/17/2032		110	116
			797

Industrials 0.16%
Canadian Pacific Railway Co. 3.10% 12/2/2051		164	119
Carrier Global Corp. 2.242% 2/15/2025		6	6
Carrier Global Corp. 2.493% 2/15/2027		7	6
CSX Corp. 3.80% 4/15/2050		6	5
CSX Corp. 2.50% 5/15/2051		75	48
Lima Metro Line 2 Finance, Ltd. 5.875% 7/5/2034[5]		89	88
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[5]		200	193
RTX Corp. 4.125% 11/16/2028		170	166
			631

American Funds Insurance Series	175

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology 0.16%
Broadcom, Inc. 4.00% 4/15/2029[5]	USD	21	$20
Broadcom, Inc. 4.15% 11/15/2030		70	67
Broadcom, Inc. 3.419% 4/15/2033[5]		53	47
Broadcom, Inc. 3.137% 11/15/2035[5]		15	12
Lenovo Group, Ltd. 5.875% 4/24/2025		269	270
Oracle Corp. 2.65% 7/15/2026		216	205
			621

Real estate 0.11%
American Tower Corp. 0.875% 5/21/2029	EUR	130	126
Equinix, Inc. 2.15% 7/15/2030	USD	176	149
Essex Portfolio, LP 3.50% 4/1/2025		120	117
Essex Portfolio, LP 3.375% 4/15/2026		40	39
			431

Materials 0.04%
Celanese US Holdings, LLC 6.379% 7/15/2032		50	53
Vale Overseas, Ltd. 3.75% 7/8/2030		94	87
			140

Total corporate bonds, notes & loans			19,451

Asset-backed obligations 0.24%
ACHV ABS Trust, Series 2023-4CP, Class B, 7.24% 11/25/2030[5,6]		100	101
Affirm, Inc., Series 2023-X1, Class A, 7.11% 11/15/2028[5,6]		100	100
American Credit Acceptance Receivables Trust, Series 2022-3, Class C, 4.86% 10/13/2028[5,6]		26	26
AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A2B, (30-day Average USD-SOFR + 1.15%) 6.488% 12/18/2025[6,8]		48	49
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-2, Class A, 5.20% 10/20/2027[5,6]		125	125
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[5,6]		148	152
CarMax Auto Owner Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.77%) 6.108% 9/15/2025[6,8]		31	31
Ford Credit Auto Owner Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.60%) 5.938% 2/15/2025[6,8]		9	9
GM Financial Consumer Automobile Receivables Trust, Series 2022-3, Class A2B, (30-day Average USD-SOFR + 0.60%) 5.938% 9/16/2025[6,8]		36	36
Hyundai Auto Receivables Trust, Series 2022-B, Class A2B, (30-day Average USD-SOFR + 0.58%) 5.918% 5/15/2025[6,8]		29	29
Prestige Auto Receivables Trust, Series 2023-1, Class A2, 5.88% 3/16/2026[5,6]		57	57
SMB Private Education Loan Trust, Series 2023-C, Class A1B, (30-day Average USD-SOFR + 1.55%) 6.888% 11/15/2052[5,6,8]		94	94
Toyota Auto Receivables Owner Trust, Series 2022-C, Class A2B, (30-day Average USD-SOFR + 0.57%) 5.908% 8/15/2025[6,8]		16	16
Volkswagen Auto Lease Trust, Series 2022-A, Class A2, 3.02% 10/21/2024[6]		1	1
Westlake Automobile Receivables Trust, Series 2022-2A, Class A2A, 3.36% 8/15/2025[5,6]		17	17
Westlake Automobile Receivables Trust, Series 2023-1, Class A2A, 5.51% 6/15/2026[5,6]		76	75
Westlake Automobile Receivables Trust, Series 2023-1, Class A3, 5.21% 1/18/2028[5,6]		19	19
			937

Federal agency bonds & notes 0.07%
Korea Development Bank 4.375% 2/15/2033		270	265

176	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals 0.04%
Ohio 0.02%
Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2/15/2048	USD	100	$76

Texas 0.02%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052		80	60

Total municipals			136

Total bonds, notes & other debt instruments (cost: $124,493,000)			120,659

Investment funds 2.14%	Shares
Capital Group Central Corporate Bond Fund[12]		983,660	8,341

Total Investment funds (cost: $7,862,000)			8,341

Short-term securities 8.84%	Weighted average yield at acquisition	Principal amount (000)
Bills & notes of governments & government agencies outside the U.S. 3.45%
Denmark (Kingdom of) 1/8/2024	5.149%	USD	7,000	6,990
Japan Treasury 2/20/2024	(0.103)	JPY	230,900	1,638
KfW 1/3/2024[5]	4.902	USD	3,000	2,998
Québec (Province of) 1/16/2024[5]	4.821		1,800	1,795
				13,421

			Shares
Money market investments 3.34%
Capital Group Central Cash Fund 5.44%[12,13]			129,760	12,974

		Principal amount (000)
Commercial paper 1.80%
DNB Bank ASA 1/5/2024[5]	5.123	USD	7,000	6,993

			Shares
Money market investments purchased with collateral from securities on loan 0.25%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 5.29%[13,14]			498,946	499
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[13,14]			463,125	463
				962

Total short-term securities (cost: $34,443,000)				34,350
Total investment securities 104.03% (cost: $353,129,000)				404,423
Other assets less liabilities (4.03)%				(15,659)

Net assets 100.00%				$388,764

American Funds Insurance Series	177

American Funds Global Balanced Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
10 Year Australian Government Bond Futures	Long	4	3/15/2024	USD	318	$10
2 Year Euro-Schatz Futures	Long	12	3/11/2024		1,411	6
2 Year U.S. Treasury Note Futures	Long	51	4/3/2024		10,502	98
5 Year Euro-Bobl Futures	Long	40	3/11/2024		5,267	90
5 Year U.S. Treasury Note Futures	Long	74	4/3/2024		8,049	124
10 Year French Government Bond Futures	Long	10	3/11/2024		1,452	51
10 Year Italy Government Bond Futures	Short	2	3/11/2024		(263)	(9)
10 Year Euro-Bund Futures	Short	4	3/11/2024		(606)	(18)
10 Year Japanese Government Bond Futures	Short	6	3/20/2024		(6,243)	(20)
10 Year U.S. Treasury Note Futures	Long	24	3/28/2024		2,709	51
10 Year UK Gilt Futures	Long	13	3/28/2024		1,701	86
10 Year Canadian Government Bond Futures	Long	17	3/28/2024		1,593	1
10 Year Ultra U.S. Treasury Note Futures	Short	20	3/28/2024		(2,360)	(102)
20 Year U.S. Treasury Bond Futures	Long	3	3/28/2024		375	28
30 Year Euro-Buxl Futures	Short	5	3/11/2024		(782)	(50)
30 Year Ultra U.S. Treasury Bond Futures	Short	2	3/28/2024		(267)	1
						$347

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)
EUR	1,455	USD	1,579	Morgan Stanley	1/8/2024	$28
SGD	160	USD	120	BNP Paribas	1/8/2024	1
CZK	2,000	USD	89	BNP Paribas	1/8/2024	— [15]
USD	133	EUR	120	Goldman Sachs	1/8/2024	— [15]
USD	208	EUR	190	Citibank	1/8/2024	(2)
USD	378	MXN	6,580	Goldman Sachs	1/8/2024	(8)
CNH	1,950	USD	272	BNP Paribas	1/9/2024	1
HUF	106,090	USD	304	JPMorgan Chase	1/9/2024	1
PLN	1,200	USD	303	JPMorgan Chase	1/9/2024	1
ZAR	5,500	USD	300	Morgan Stanley	1/9/2024	1
CNH	1,700	USD	239	UBS AG	1/9/2024	— [15]
USD	93	CNH	660	Goldman Sachs	1/9/2024	— [15]
USD	324	ZAR	6,130	UBS AG	1/9/2024	(11)
EUR	610	USD	659	Morgan Stanley	1/11/2024	15
JPY	43,220	USD	304	Citibank	1/12/2024	4
USD	241	CLP	210,000	Morgan Stanley	1/12/2024	3
USD	292	IDR	4,500,000	Citibank	1/12/2024	(1)
USD	59	COP	235,990	Morgan Stanley	1/12/2024	(2)
USD	114	JPY	16,280	Standard Chartered Bank	1/12/2024	(2)
USD	524	BRL	2,569	Standard Chartered Bank	1/12/2024	(5)
USD	293	COP	1,187,960	Standard Chartered Bank	1/12/2024	(12)
ILS	200	USD	55	BNP Paribas	1/18/2024	1
USD	594	AUD	905	BNP Paribas	1/18/2024	(23)
EUR	1,210	USD	1,302	Goldman Sachs	1/19/2024	35
THB	23,940	USD	671	Citibank	1/19/2024	26
MYR	800	USD	172	HSBC Bank	1/19/2024	3
EUR	450	USD	495	BNP Paribas	1/19/2024	2
GBP	50	USD	63	Morgan Stanley	1/19/2024	1

178	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

Forward currency contracts (continued)

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)
GBP	100	USD	128	HSBC Bank	1/19/2024	$— [15]
USD	115	GBP	90	Goldman Sachs	1/19/2024	— [15]
JPY	183,389	USD	1,257	Morgan Stanley	1/22/2024	49
CHF	270	USD	313	Morgan Stanley	1/22/2024	9
EUR	670	USD	733	Bank of America	1/22/2024	7
CAD	580	USD	432	BNP Paribas	1/22/2024	6
SEK	3,570	USD	351	Bank of America	1/22/2024	4
EUR	160	USD	176	HSBC Bank	1/22/2024	1
IDR	6,500,000	USD	421	UBS AG	1/22/2024	1
USD	370	KRW	477,420	Bank of America	1/22/2024	1
PLN	720	USD	182	Citibank	1/22/2024	1
USD	46	PLN	180	BNP Paribas	1/22/2024	— [15]
EUR	203	CAD	300	HSBC Bank	1/22/2024	(2)
USD	145	MXN	2,500	Standard Chartered Bank	1/22/2024	(2)
USD	252	ZAR	4,660	UBS AG	1/22/2024	(2)
USD	709	BRL	3,489	Citibank	1/22/2024	(8)
USD	925	MXN	16,083	JPMorgan Chase	1/22/2024	(18)
THB	17,850	USD	511	UBS AG	1/23/2024	9
DKK	800	USD	118	Citibank	1/23/2024	1
JPY	22,000	USD	156	Bank of New York Mellon	1/23/2024	1
CNH	900	USD	127	Citibank	1/23/2024	— [15]
EUR	396	DKK	2,950	Citibank	1/23/2024	— [15]
CNH	13,200	USD	1,856	Goldman Sachs	1/23/2024	(1)
USD	262	MXN	4,500	Standard Chartered Bank	1/23/2024	(2)
NZD	280	USD	174	Standard Chartered Bank	1/25/2024	3
USD	483	JPY	68,000	HSBC Bank	1/26/2024	(1)
JPY	593,150	USD	4,153	Morgan Stanley	2/9/2024	82
USD	1,341	JPY	199,000	JPMorgan Chase	2/9/2024	(79)
MXN	15,470	USD	860	Goldman Sachs	2/14/2024	43
USD	1,823	JPY	230,900	HSBC Bank	2/16/2024	173
JPY	230,900	USD	1,808	HSBC Bank	2/16/2024	(158)
USD	1,809	JPY	230,900	HSBC Bank	2/20/2024	158
USD	483	BRL	2,410	Citibank	2/20/2024	(11)
USD	610	BRL	3,000	Bank of America	2/29/2024	(4)
						$318

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional		Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
3.79165%	Annual	SOFR	Annual	1/13/2026	USD	865	$(5)	$—	$(5)
6.59%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	2,000	(7)	—	(7)
6.585%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	2,600	(9)	—	(9)
6.64%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	3,200	(11)	—	(11)
6.6175%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	8,600	(31)	—	(31)
6.633%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	8,900	(32)	—	(32)
6.58%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	11,300	(41)	—	(41)
7.59%	28-day	28-day MXN-TIIE	28-day	10/29/2026	MXN	2,500	(6)	—	(6)

American Funds Insurance Series	179

American Funds Global Balanced Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional		Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
7.62%	28-day	28-day MXN-TIIE	28-day	10/29/2026	MXN	3,701	$(8)	$—	$(8)
7.52%	28-day	28-day MXN-TIIE	28-day	10/30/2026	MXN	7,639	(19)	—	(19)
9.07%	28-day	28-day MXN-TIIE	28-day	4/28/2027	MXN	20,400	4	—	4
4.98038%	Annual	SONIA	Annual	6/21/2028	GBP	1,715	137	—	137
4.96048%	Annual	SONIA	Annual	6/21/2028	GBP	850	67	—	67
SOFR	Annual	3.29015%	Annual	1/13/2030	USD	2,870	33	—	33
SONIA	Annual	4.34948%	Annual	6/21/2033	GBP	460	(50)	—	(50)
SONIA	Annual	4.36738%	Annual	6/21/2033	GBP	930	(103)	—	(103)
							$(81)	$—	$(81)

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)			Value at 12/31/2023 (000)		Upfront premium paid (received) (000)		Unrealized appreciation (depreciation) at 12/31/2023 (000)
CDX.NA.IG.41	1.00%	Quarterly	12/20/2028	USD	50		$(1)		$—	[15]	$(1)

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)		[16]	Value at 12/31/2023 (000)	[17]	Upfront premium paid (received) (000)		Unrealized appreciation (depreciation) at 12/31/2023 (000)
1.00%	Quarterly	ITRX.EUR.IG.40	12/20/2028	EUR5,235			$113		$102		$11

Investments in affiliates12

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Investment funds 2.14%
Capital Group Central Corporate Bond Fund	$5,532	$3,667	$1,209	$(77)	$428	$8,341	$219
Short-term securities 3.34%
Money market investments 3.34%
Capital Group Central Cash Fund 5.44%[13]	3,928	106,063	97,017	2	(2)	12,974	1,251
Total 5.48%				$(75)	$426	$21,315	$1,470

180	American Funds Insurance Series

American Funds Global Balanced Fund (continued)

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $1,039,000, which represented .27% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Scheduled interest and/or principal payment was not received.
[5]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $17,573,000, which represented 4.52% of the net assets of the fund.
[6]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[7]	Purchased on a TBA basis.
[8]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[9]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $860,000, which represented .22% of the net assets of the fund.
[10]	Step bond; coupon rate may change at a later date.
[11]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[12]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[13]	Rate represents the seven-day yield at 12/31/2023.
[14]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[15]	Amount less than one thousand.
[16]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[17]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

Key to abbreviation(s)

ADR = American Depositary Receipts

Assn. = Association

AUD = Australian dollars

BRL = Brazilian reais

CAD = Canadian dollars

CDI = CREST Depository Interest

CHF = Swiss francs

CLP = Chilean pesos

CME = CME Group

CNH = Chinese yuan renminbi

CNY = Chinese yuan

COP = Colombian pesos

CZK = Czech korunas

DKK = Danish kroner

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

GBP = British pounds

HUF = Hungarian forints

IDR = Indonesian rupiah

ILS = Israeli shekels

INR = Indian rupees

JPY = Japanese yen

KRW = South Korean won

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

MYR = Malaysian ringgits

NZD = New Zealand dollars

PLN = Polish zloty

Ref. = Refunding

REIT = Real Estate Investment Trust

Rev. = Revenue

SEK = Swedish kronor

SGD = Singapore dollars

SOFR = Secured Overnight Financing Rate

SONIA = Sterling Overnight Interbank Average Rate

TBA = To be announced

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

USD = U.S. dollars

ZAR = South African rand

Refer to the notes to financial statements.

American Funds Insurance Series	181

The Bond Fund of America

Investment portfolio December 31, 2023

Bonds, notes & other debt instruments 96.16%	Principal amount (000)		Value (000)
Mortgage-backed obligations 40.41%
Federal agency mortgage-backed obligations 37.67%
Fannie Mae Pool #AB1068 4.50% 5/1/2025[1]	USD	15	$15
Fannie Mae Pool #256133 4.50% 1/1/2026[1]		18	18
Fannie Mae Pool #AR3058 3.00% 1/1/2028[1]		57	55
Fannie Mae Pool #AS8018 3.00% 9/1/2031[1]		36	35
Fannie Mae Pool #BM4741 3.00% 4/1/2032[1]		21	21
Fannie Mae Pool #913966 6.00% 2/1/2037[1]		33	34
Fannie Mae Pool #945680 6.00% 9/1/2037[1]		366	383
Fannie Mae Pool #924866 4.765% 10/1/2037[1,2]		138	135
Fannie Mae Pool #988588 5.50% 8/1/2038[1]		175	180
Fannie Mae Pool #889982 5.50% 11/1/2038[1]		788	812
Fannie Mae Pool #AB1297 5.00% 8/1/2040[1]		180	183
Fannie Mae Pool #AH8144 5.00% 4/1/2041[1]		775	779
Fannie Mae Pool #AH9479 5.00% 4/1/2041[1]		725	736
Fannie Mae Pool #FM7365 2.00% 5/1/2041[1]		153,419	131,585
Fannie Mae Pool #AI1862 5.00% 5/1/2041[1]		813	826
Fannie Mae Pool #AI3510 5.00% 6/1/2041[1]		445	452
Fannie Mae Pool #AJ0704 5.00% 9/1/2041[1]		374	380
Fannie Mae Pool #AJ5391 5.00% 11/1/2041[1]		255	259
Fannie Mae Pool #MA4501 2.00% 12/1/2041[1]		9,218	7,883
Fannie Mae Pool #MA4540 2.00% 2/1/2042[1]		2,424	2,071
Fannie Mae Pool #AZ3904 4.00% 5/1/2045[1]		40	39
Fannie Mae Pool #FM9416 3.50% 7/1/2045[1]		1,866	1,742
Fannie Mae Pool #AL8522 3.50% 5/1/2046[1]		807	757
Fannie Mae Pool #BD1968 4.00% 7/1/2046[1]		771	742
Fannie Mae Pool #BD5477 4.00% 7/1/2046[1]		132	127
Fannie Mae Pool #BM5148 4.00% 10/1/2046[1]		5,076	4,883
Fannie Mae Pool #BE0592 4.00% 11/1/2046[1]		305	290
Fannie Mae Pool #BE8885 4.00% 3/1/2047[1]		873	840
Fannie Mae Pool #MA3058 4.00% 7/1/2047[1]		38	37
Fannie Mae Pool #CA0770 3.50% 11/1/2047[1]		4,301	4,016
Fannie Mae Pool #BJ1515 4.00% 11/1/2047[1]		2,375	2,291
Fannie Mae Pool #CA0706 4.00% 11/1/2047[1]		82	79
Fannie Mae Pool #BM4413 4.50% 12/1/2047[1]		2,456	2,425
Fannie Mae Pool #CA1189 3.50% 2/1/2048[1]		1,284	1,201
Fannie Mae Pool #BJ5749 4.00% 5/1/2048[1]		16	15
Fannie Mae Pool #BF0293 3.00% 7/1/2048[1]		6,279	5,685
Fannie Mae Pool #BF0318 3.50% 8/1/2048[1]		5,045	4,690
Fannie Mae Pool #BM5349 4.00% 9/1/2048[1]		20,996	20,259
Fannie Mae Pool #FM4891 3.50% 10/1/2048[1]		19,101	17,834
Fannie Mae Pool #BM4676 4.00% 10/1/2048[1]		11	11
Fannie Mae Pool #FM3280 3.50% 5/1/2049[1]		487	453
Fannie Mae Pool #CA3807 3.00% 7/1/2049[1]		1,294	1,167
Fannie Mae Pool #CA3806 3.00% 7/1/2049[1]		838	760
Fannie Mae Pool #FS5372 3.50% 7/1/2049[1]		2,486	2,321
Fannie Mae Pool #FM1262 4.00% 7/1/2049[1]		20,647	19,845
Fannie Mae Pool #FM0007 3.50% 9/1/2049[1]		13,713	12,769
Fannie Mae Pool #FM1589 3.50% 9/1/2049[1]		3,846	3,581
Fannie Mae Pool #FM1954 3.50% 11/1/2049[1]		6,075	5,656
Fannie Mae Pool #FS5313 3.50% 1/1/2050[1]		28,571	26,613
Fannie Mae Pool #CA5968 2.50% 6/1/2050[1]		5,637	4,876
Fannie Mae Pool #FM5507 3.00% 7/1/2050[1]		16,520	14,897
Fannie Mae Pool #CA6309 3.00% 7/1/2050[1]		6,100	5,528
Fannie Mae Pool #CA6349 3.00% 7/1/2050[1]		1,909	1,705
Fannie Mae Pool #CA6740 3.00% 8/1/2050[1]		1,113	994
Fannie Mae Pool #BQ1226 2.00% 9/1/2050[1]		4,194	3,449
Fannie Mae Pool #BP6715 2.00% 9/1/2050[1]		1	1
Fannie Mae Pool #FM4256 2.50% 9/1/2050[1]		3,029	2,626
Fannie Mae Pool #CA7028 2.50% 9/1/2050[1]		1,023	887
Fannie Mae Pool #CA7052 3.00% 9/1/2050[1]		366	327
Fannie Mae Pool #CA7325 2.00% 10/1/2050[1]		4,782	3,991
Fannie Mae Pool #FP0051 2.00% 10/1/2050[1]		2,579	2,124

182	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CA7257 2.50% 10/1/2050[1]	USD	285	$247
Fannie Mae Pool #CA7381 3.00% 10/1/2050[1]		1,694	1,513
Fannie Mae Pool #CA7599 2.50% 11/1/2050[1]		6,875	5,954
Fannie Mae Pool #FM4897 3.00% 11/1/2050[1]		17,342	15,727
Fannie Mae Pool #MA4208 2.00% 12/1/2050[1]		1,151	947
Fannie Mae Pool #FM5166 3.00% 12/1/2050[1]		1,150	1,027
Fannie Mae Pool #MA4237 2.00% 1/1/2051[1]		7,227	5,945
Fannie Mae Pool #BR4104 2.00% 1/1/2051[1]		5,747	4,726
Fannie Mae Pool #FM6113 2.50% 1/1/2051[1]		24,386	20,830
Fannie Mae Pool #FM6293 3.00% 1/1/2051[1]		72	64
Fannie Mae Pool #BR2666 2.00% 2/1/2051[1]		440	366
Fannie Mae Pool #CA8828 2.50% 2/1/2051[1]		5,886	5,076
Fannie Mae Pool #FM6548 2.00% 3/1/2051[1]		4,755	3,964
Fannie Mae Pool #MA4282 2.50% 3/1/2051[1]		1,431	1,225
Fannie Mae Pool #MA4305 2.00% 4/1/2051[1]		31	26
Fannie Mae Pool #BR6309 2.50% 4/1/2051[1]		4,497	3,837
Fannie Mae Pool #MA4306 2.50% 4/1/2051[1]		4,065	3,481
Fannie Mae Pool #CB0191 3.00% 4/1/2051[1]		3,452	3,084
Fannie Mae Pool #CB0193 3.00% 4/1/2051[1]		416	371
Fannie Mae Pool #BR1035 2.00% 5/1/2051[1]		18	15
Fannie Mae Pool #FM7803 2.00% 6/1/2051[1]		570	475
Fannie Mae Pool #FM7909 3.00% 6/1/2051[1]		324	289
Fannie Mae Pool #FM7510 3.00% 6/1/2051[1]		224	200
Fannie Mae Pool #FM7957 2.50% 7/1/2051[1]		17,109	14,724
Fannie Mae Pool #CB0988 2.50% 7/1/2051[1]		14,957	12,868
Fannie Mae Pool #FM7900 2.50% 7/1/2051[1]		496	428
Fannie Mae Pool #FM8442 2.50% 8/1/2051[1]		8,656	7,389
Fannie Mae Pool #FS1057 2.50% 8/1/2051[1]		171	146
Fannie Mae Pool #CB1304 3.00% 8/1/2051[1]		1,541	1,382
Fannie Mae Pool #CB1527 2.50% 9/1/2051[1]		1,181	1,011
Fannie Mae Pool #FS4628 3.00% 10/1/2051[1]		3,657	3,264
Fannie Mae Pool #FS0965 2.00% 11/1/2051[1]		145	119
Fannie Mae Pool #FM9810 3.00% 11/1/2051[1]		1,092	974
Fannie Mae Pool #MA4493 2.50% 12/1/2051[1]		433	368
Fannie Mae Pool #CB2787 3.50% 12/1/2051[1]		26	24
Fannie Mae Pool #FS0454 3.00% 1/1/2052[1]		1,116	996
Fannie Mae Pool #BV3076 2.00% 2/1/2052[1]		19,707	16,135
Fannie Mae Pool #BV3023 2.00% 2/1/2052[1]		12,616	10,325
Fannie Mae Pool #CB2765 2.00% 2/1/2052[1]		6,461	5,316
Fannie Mae Pool #BV3083 2.00% 2/1/2052[1]		815	667
Fannie Mae Pool #FS0647 3.00% 2/1/2052[1]		37,582	33,914
Fannie Mae Pool #BV4172 2.00% 3/1/2052[1]		4,095	3,349
Fannie Mae Pool #BV4128 2.00% 3/1/2052[1]		4,069	3,331
Fannie Mae Pool #BV3101 2.00% 3/1/2052[1]		2,240	1,833
Fannie Mae Pool #BV4118 2.00% 3/1/2052[1]		1,245	1,018
Fannie Mae Pool #BV4169 2.00% 3/1/2052[1]		932	763
Fannie Mae Pool #FS1655 4.00% 4/1/2052[1]		312	296
Fannie Mae Pool #CB3597 3.50% 5/1/2052[1]		480	441
Fannie Mae Pool #BW1931 5.00% 6/1/2052[1]		3,392	3,360
Fannie Mae Pool #BT8262 5.00% 6/1/2052[1]		1,421	1,408
Fannie Mae Pool #FS3539 3.50% 7/1/2052[1]		1,914	1,757
Fannie Mae Pool #BW0959 5.00% 7/1/2052[1]		3,197	3,165
Fannie Mae Pool #MA4731 3.50% 9/1/2052[1]		9,436	8,664
Fannie Mae Pool #BW1192 4.50% 9/1/2052[1]		289	280
Fannie Mae Pool #BW8497 4.50% 9/1/2052[1]		62	60
Fannie Mae Pool #CB4852 4.50% 10/1/2052[1]		56,256	54,571
Fannie Mae Pool #BX0097 4.50% 10/1/2052[1]		2,761	2,681
Fannie Mae Pool #BW1289 5.50% 10/1/2052[1]		3,312	3,335
Fannie Mae Pool #BW1243 5.50% 10/1/2052[1]		2,947	2,969
Fannie Mae Pool #MA4820 6.50% 10/1/2052[1]		236	243
Fannie Mae Pool #BX1132 4.50% 11/1/2052[1]		952	924

American Funds Insurance Series	183

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BX5673 5.00% 12/1/2052[1]	USD	136		$134
Fannie Mae Pool #MA4842 5.50% 12/1/2052[1]		5,695		5,732
Fannie Mae Pool #CB5778 6.00% 12/1/2052[1]		46		47
Fannie Mae Pool #BX5927 4.00% 1/1/2053[1]		315		298
Fannie Mae Pool #MA4918 5.00% 2/1/2053[1]		677		670
Fannie Mae Pool #MA4919 5.50% 2/1/2053[1]		8,818		8,861
Fannie Mae Pool #BW5268 4.00% 3/1/2053[1]		418		395
Fannie Mae Pool #CB5986 5.00% 3/1/2053[1]		162		160
Fannie Mae Pool #BX7779 5.50% 3/1/2053[1]		4,662		4,691
Fannie Mae Pool #BX7949 6.00% 3/1/2053[1]		1,022		1,038
Fannie Mae Pool #MA4977 4.50% 4/1/2053[1]		731		709
Fannie Mae Pool #BX9041 5.00% 4/1/2053[1]		96		95
Fannie Mae Pool #BY0130 5.50% 4/1/2053[1]		993		999
Fannie Mae Pool #CB6033 6.00% 4/1/2053[1]		22,229		22,623
Fannie Mae Pool #FS4919 2.50% 5/1/2053[1]		1,933		1,646
Fannie Mae Pool #BX9827 5.00% 5/1/2053[1]		64,824		64,153
Fannie Mae Pool #FS4563 5.00% 5/1/2053[1]		3,187		3,157
Fannie Mae Pool #MA5010 5.50% 5/1/2053[1]		6,876		6,906
Fannie Mae Pool #BY1592 5.50% 5/1/2053[1]		987		993
Fannie Mae Pool #MA5011 6.00% 5/1/2053[1]		8,693		8,830
Fannie Mae Pool #MA5039 5.50% 6/1/2053[1]		12,111		12,165
Fannie Mae Pool #FS5192 5.50% 6/1/2053[1]		7,842		7,893
Fannie Mae Pool #CB6485 6.00% 6/1/2053[1]		4,603		4,676
Fannie Mae Pool #CB6486 6.00% 6/1/2053[1]		2,863		2,914
Fannie Mae Pool #CB6465 6.00% 6/1/2053[1]		2,054		2,090
Fannie Mae Pool #MA5071 5.00% 7/1/2053[1]		51,368		50,831
Fannie Mae Pool #BY4459 5.00% 7/1/2053[1]		675		668
Fannie Mae Pool #BU4112 5.00% 7/1/2053[1]		99		98
Fannie Mae Pool #MA5072 5.50% 7/1/2053[1]		9,141		9,183
Fannie Mae Pool #FS5749 6.50% 9/1/2053[1]		20,790		21,312
Fannie Mae Pool #MA5165 5.50% 10/1/2053[1]		494		496
Fannie Mae Pool #MA5166 6.00% 10/1/2053[1]		176		178
Fannie Mae Pool #MA5167 6.50% 10/1/2053[1]		21,213		21,746
Fannie Mae Pool #MA5190 5.50% 11/1/2053[1]		5,502		5,526
Fannie Mae Pool #MA5191 6.00% 11/1/2053[1]		99,368		100,918
Fannie Mae Pool #MA5192 6.50% 11/1/2053[1]		26,581		27,248
Fannie Mae Pool #BF0145 3.50% 3/1/2057[1]		10,787		9,799
Fannie Mae Pool #BF0264 3.50% 5/1/2058[1]		8,204		7,452
Fannie Mae Pool #BF0332 3.00% 1/1/2059[1]		17,627		15,537
Fannie Mae Pool #BF0497 3.00% 7/1/2060[1]		20,676		17,746
Fannie Mae Pool #BF0585 4.50% 12/1/2061[1]		1,219		1,185
Fannie Mae, Series 2001-4, Class GA, 9.00% 4/17/2025[1,2]		—	[3]	—	[3]
Fannie Mae, Series 2001-50, Class BA, 7.00% 10/25/2041[1]		5		5
Fannie Mae, Series 2002-W3, Class A5, 7.50% 11/25/2041[1]		16		17
Fannie Mae, Series 2002-W1, Class 2A, 4.68% 2/25/2042[1,2]		19		18
Freddie Mac Pool #ZS8507 3.00% 11/1/2028[1]		84		81
Freddie Mac Pool #ZK7590 3.00% 1/1/2029[1]		1,738		1,684
Freddie Mac Pool #A15120 5.50% 10/1/2033[1]		46		48
Freddie Mac Pool #QN1073 3.00% 12/1/2034[1]		35		33
Freddie Mac Pool #G05196 5.50% 10/1/2038[1]		44		46
Freddie Mac Pool #G05267 5.50% 12/1/2038[1]		33		34
Freddie Mac Pool #G06020 5.50% 12/1/2039[1]		63		65
Freddie Mac Pool #G05860 5.50% 2/1/2040[1]		230		238
Freddie Mac Pool #RB5071 2.00% 9/1/2040[1]		2,071		1,783
Freddie Mac Pool #A93948 4.50% 9/1/2040[1]		147		147
Freddie Mac Pool #SC0149 2.00% 3/1/2041[1]		6,177		5,314
Freddie Mac Pool #G06868 4.50% 4/1/2041[1]		157		157
Freddie Mac Pool #RB0544 2.00% 6/1/2041[1]		10,691		9,167
Freddie Mac Pool #G06841 5.50% 6/1/2041[1]		367		379
Freddie Mac Pool #RB5138 2.00% 12/1/2041[1]		2,423		2,072
Freddie Mac Pool #RB5145 2.00% 2/1/2042[1]		2,379		2,032

184	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #RB5148 2.00% 3/1/2042[1]	USD	5,100	$4,356
Freddie Mac Pool #Z40130 3.00% 1/1/2046[1]		18,530	17,065
Freddie Mac Pool #ZT2100 3.00% 4/1/2047[1]		101	92
Freddie Mac Pool #SD0470 4.00% 11/1/2047[1]		920	884
Freddie Mac Pool #G08789 4.00% 11/1/2047[1]		563	545
Freddie Mac Pool #G61733 3.00% 12/1/2047[1]		4,714	4,287
Freddie Mac Pool #G67709 3.50% 3/1/2048[1]		12,138	11,406
Freddie Mac Pool #ZT2265 4.00% 8/1/2048[1]		891	855
Freddie Mac Pool #G61628 3.50% 9/1/2048[1]		290	272
Freddie Mac Pool #Q58494 4.00% 9/1/2048[1]		1,238	1,193
Freddie Mac Pool #ZN4842 3.50% 4/1/2049[1]		697	650
Freddie Mac Pool #RA1369 3.50% 9/1/2049[1]		1,805	1,680
Freddie Mac Pool #SD7508 3.50% 10/1/2049[1]		9,887	9,222
Freddie Mac Pool #QA4673 3.00% 11/1/2049[1]		27,054	24,397
Freddie Mac Pool #QB1368 2.50% 7/1/2050[1]		5,424	4,702
Freddie Mac Pool #RA3384 3.00% 8/1/2050[1]		396	354
Freddie Mac Pool #SI2077 2.00% 9/1/2050[1]		2,081	1,715
Freddie Mac Pool #SD8090 2.00% 9/1/2050[1]		1,283	1,056
Freddie Mac Pool #RA3506 3.00% 9/1/2050[1]		1,915	1,710
Freddie Mac Pool #SD7525 2.50% 10/1/2050[1]		6,796	5,891
Freddie Mac Pool #SD8106 2.00% 11/1/2050[1]		1,326	1,091
Freddie Mac Pool #RA3987 2.50% 11/1/2050[1]		12,145	10,403
Freddie Mac Pool #QB8605 2.00% 2/1/2051[1]		477	397
Freddie Mac Pool #SD8128 2.00% 2/1/2051[1]		108	89
Freddie Mac Pool #SD8134 2.00% 3/1/2051[1]		78,386	64,383
Freddie Mac Pool #RA5288 2.00% 5/1/2051[1]		1,381	1,135
Freddie Mac Pool #RA5267 3.00% 5/1/2051[1]		1,244	1,106
Freddie Mac Pool #SD1852 2.50% 6/1/2051[1]		13,009	11,104
Freddie Mac Pool #QC2817 2.50% 6/1/2051[1]		2,624	2,257
Freddie Mac Pool #SD7544 3.00% 7/1/2051[1]		6,619	5,949
Freddie Mac Pool #RA5836 2.50% 9/1/2051[1]		18,045	15,505
Freddie Mac Pool #RA5901 3.00% 9/1/2051[1]		1,213	1,083
Freddie Mac Pool #SD2880 3.00% 10/1/2051[1]		7,324	6,535
Freddie Mac Pool #SD0734 3.00% 10/1/2051[1]		2,029	1,820
Freddie Mac Pool #SD1385 2.50% 11/1/2051[1]		1,541	1,328
Freddie Mac Pool #RA6347 3.00% 11/1/2051[1]		1,398	1,248
Freddie Mac Pool #QD2025 3.50% 11/1/2051[1]		1,112	1,020
Freddie Mac Pool #QD3310 3.00% 12/1/2051[1]		20	18
Freddie Mac Pool #SD7552 2.50% 1/1/2052[1]		10,186	8,774
Freddie Mac Pool #SD0855 2.50% 1/1/2052[1]		4,234	3,605
Freddie Mac Pool #SD0813 3.00% 1/1/2052[1]		4,475	4,013
Freddie Mac Pool #QD7089 3.50% 2/1/2052[1]		743	686
Freddie Mac Pool #QD8207 2.00% 3/1/2052[1]		2,691	2,203
Freddie Mac Pool #QD8010 2.00% 3/1/2052[1]		98	80
Freddie Mac Pool #QD7603 2.00% 3/1/2052[1]		6	5
Freddie Mac Pool #SD8214 3.50% 5/1/2052[1]		15,685	14,397
Freddie Mac Pool #QE4855 3.50% 6/1/2052[1]		67	61
Freddie Mac Pool #QE4084 6.50% 6/1/2052[1]		286	296
Freddie Mac Pool #QE5698 5.00% 7/1/2052[1]		2,103	2,084
Freddie Mac Pool #SD7556 3.00% 8/1/2052[1]		638	571
Freddie Mac Pool #QE8579 4.50% 8/1/2052[1]		78	76
Freddie Mac Pool #QF0212 4.50% 9/1/2052[1]		354	344
Freddie Mac Pool #QF1205 4.50% 9/1/2052[1]		293	284
Freddie Mac Pool #QE9497 4.50% 9/1/2052[1]		89	86
Freddie Mac Pool #SD1608 4.50% 9/1/2052[1]		53	51
Freddie Mac Pool #SD2465 4.50% 10/1/2052[1]		35	34
Freddie Mac Pool #RA8059 5.50% 10/1/2052[1]		6,689	6,736
Freddie Mac Pool #SD1896 4.00% 11/1/2052[1]		18,953	18,217
Freddie Mac Pool #SD1894 4.00% 11/1/2052[1]		6,509	6,260
Freddie Mac Pool #QF2926 5.00% 11/1/2052[1]		12,919	12,803
Freddie Mac Pool #QF2692 5.00% 11/1/2052[1]		3,602	3,569

American Funds Insurance Series	185

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD2948 5.50% 11/1/2052[1]	USD	2,347	$2,362
Freddie Mac Pool #QF2862 6.50% 11/1/2052[1]		62	64
Freddie Mac Pool #SD8280 6.50% 11/1/2052[1]		48	49
Freddie Mac Pool #SD2065 4.00% 12/1/2052[1]		1,079	1,021
Freddie Mac Pool #RA8200 4.00% 12/1/2052[1]		688	651
Freddie Mac Pool #SD8288 5.00% 1/1/2053[1]		217	215
Freddie Mac Pool #SD8298 4.50% 2/1/2053[1]		16,569	16,073
Freddie Mac Pool #QF7144 5.50% 2/1/2053[1]		4,883	4,915
Freddie Mac Pool #SD8314 4.50% 4/1/2053[1]		213	206
Freddie Mac Pool #SD2716 5.00% 4/1/2053[1]		5,164	5,117
Freddie Mac Pool #QG1268 5.00% 4/1/2053[1]		665	658
Freddie Mac Pool #SD8315 5.00% 4/1/2053[1]		605	599
Freddie Mac Pool #SD8316 5.50% 4/1/2053[1]		12,989	13,049
Freddie Mac Pool #QG1023 5.50% 4/1/2053[1]		4,684	4,713
Freddie Mac Pool #QG2977 4.00% 5/1/2053[1]		211	200
Freddie Mac Pool #RA8647 4.50% 5/1/2053[1]		36	35
Freddie Mac Pool #SD8324 5.50% 5/1/2053[1]		9,582	9,624
Freddie Mac Pool #QG3365 5.50% 5/1/2053[1]		4,965	4,988
Freddie Mac Pool #SD3369 5.50% 5/1/2053[1]		2,775	2,792
Freddie Mac Pool #QG5002 4.00% 6/1/2053[1]		595	563
Freddie Mac Pool #SD8329 5.00% 6/1/2053[1]		1,661	1,644
Freddie Mac Pool #SD8331 5.50% 6/1/2053[1]		25,348	25,460
Freddie Mac Pool #SD3083 6.00% 6/1/2053[1]		3,386	3,443
Freddie Mac Pool #RA9294 6.50% 6/1/2053[1]		876	901
Freddie Mac Pool #RA9292 6.50% 6/1/2053[1]		756	778
Freddie Mac Pool #RA9289 6.50% 6/1/2053[1]		711	737
Freddie Mac Pool #RA9288 6.50% 6/1/2053[1]		692	720
Freddie Mac Pool #RA9287 6.50% 6/1/2053[1]		480	500
Freddie Mac Pool #RA9290 6.50% 6/1/2053[1]		365	377
Freddie Mac Pool #RA9291 6.50% 6/1/2053[1]		268	274
Freddie Mac Pool #RA9295 6.50% 6/1/2053[1]		197	206
Freddie Mac Pool #QG6067 4.00% 7/1/2053[1]		555	524
Freddie Mac Pool #QG7958 4.00% 7/1/2053[1]		67	64
Freddie Mac Pool #SD8341 5.00% 7/1/2053[1]		40,419	39,997
Freddie Mac Pool #SD8342 5.50% 7/1/2053[1]		57,146	57,390
Freddie Mac Pool #QG8958 4.00% 8/1/2053[1]		496	469
Freddie Mac Pool #QG9629 4.00% 8/1/2053[1]		407	384
Freddie Mac Pool #SD8362 5.50% 9/1/2053[1]		1,447	1,453
Freddie Mac Pool #QH0474 6.00% 9/1/2053[1]		30,265	30,737
Freddie Mac Pool #QH1059 6.00% 9/1/2053[1]		23,160	23,532
Freddie Mac Pool #QH1296 6.00% 9/1/2053[1]		17,404	17,680
Freddie Mac Pool #QH0851 6.00% 9/1/2053[1]		15,802	16,053
Freddie Mac Pool #SD3825 6.50% 9/1/2053[1]		314,121	322,008
Freddie Mac Pool #SD8367 5.50% 10/1/2053[1]		1,832	1,840
Freddie Mac Pool #SD8368 6.00% 10/1/2053[1]		29,800	30,265
Freddie Mac Pool #SD8369 6.50% 10/1/2053[1]		5,120	5,249
Freddie Mac Pool #SD8372 5.50% 11/1/2053[1]		6,368	6,395
Freddie Mac Pool #SD8373 6.00% 11/1/2053[1]		12,925	13,126
Freddie Mac Pool #SD8385 6.50% 12/1/2053[1]		6,399	6,560
Freddie Mac Pool #SD8395 5.50% 1/1/2054[1]		5,410	5,433
Freddie Mac Pool #SD8396 6.00% 1/1/2054[1]		16,744	17,006
Freddie Mac, Series 3061, Class PN, 5.50% 11/15/2035[1]		48	48
Freddie Mac, Series 3318, Class JT, 5.50% 5/15/2037[1]		114	116
Freddie Mac, Series K156, Class A2, Multi Family, 4.43% 2/25/2033[1,2]		3,461	3,458
Freddie Mac, Series 3146, Class PO, principal only, 0% 4/15/2036[1]		108	92
Freddie Mac, Series 3156, Class PO, principal only, 0% 5/15/2036[1]		98	84
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[1]		7,249	6,850
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[1]		1,703	1,606

186	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[1]	USD	9,590	$9,072
Government National Mortgage Assn. 3.00% 1/1/2054[1,4]		411	372
Government National Mortgage Assn. 4.00% 1/1/2054[1,4]		4,000	3,819
Government National Mortgage Assn. 5.50% 1/1/2054[1,4]		53,595	53,988
Government National Mortgage Assn. 6.00% 1/1/2054[1,4]		25	25
Government National Mortgage Assn. Pool #MA5817 4.00% 3/20/2049[1]		10,853	10,468
Government National Mortgage Assn. Pool #MA6042 5.00% 7/20/2049[1]		30	30
Government National Mortgage Assn. Pool #MA6221 4.50% 10/20/2049[1]		4,564	4,511
Government National Mortgage Assn. Pool #MA6600 3.50% 4/20/2050[1]		10,089	9,485
Government National Mortgage Assn. Pool #MA6994 2.00% 11/20/2050[1]		2,182	1,849
Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050[1]		3,795	3,216
Government National Mortgage Assn. Pool #785607 2.50% 8/20/2051[1]		9,007	7,765
Government National Mortgage Assn. Pool #785575 2.50% 8/20/2051[1]		3,263	2,807
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[1]		3,239	2,777
Government National Mortgage Assn. Pool #785813 2.50% 12/20/2051[1]		4,995	4,318
Government National Mortgage Assn. Pool #MA7881 2.50% 2/20/2052[1]		4,621	4,041
Government National Mortgage Assn. Pool #785998 2.50% 3/20/2052[1]		3,753	3,228
Government National Mortgage Assn. Pool #MA8148 3.00% 7/20/2052[1]		5,618	5,087
Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052[1]		24,576	22,882
Government National Mortgage Assn. Pool #MA8267 4.00% 9/20/2052[1]		8,710	8,314
Government National Mortgage Assn. Pool #MA8346 4.00% 10/20/2052[1]		3,826	3,652
Government National Mortgage Assn. Pool #MA8799 4.50% 4/20/2053[1]		3,843	3,750
Government National Mortgage Assn. Pool #MA9015 4.50% 7/20/2053[1]		20,238	19,747
Government National Mortgage Assn. Pool #MA9016 5.00% 7/20/2053[1]		3,516	3,491
Government National Mortgage Assn. Pool #MA9104 4.50% 8/20/2053[1]		8,423	8,219
Government National Mortgage Assn. Pool #MA9169 4.50% 9/20/2053[1]		13,750	13,417
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[1]		1,517	1,157
Uniform Mortgage-Backed Security 2.00% 1/1/2039[1,4]		3,499	3,138
Uniform Mortgage-Backed Security 2.50% 1/1/2039[1,4]		4,156	3,830
Uniform Mortgage-Backed Security 2.00% 2/1/2039[1,4]		2,346	2,090
Uniform Mortgage-Backed Security 2.50% 2/1/2039[1,4]		3,389	3,124
Uniform Mortgage-Backed Security 2.00% 1/1/2054[1,4]		100,436	82,107
Uniform Mortgage-Backed Security 2.50% 1/1/2054[1,4]		212,594	180,887
Uniform Mortgage-Backed Security 3.00% 1/1/2054[1,4]		87,960	77,821
Uniform Mortgage-Backed Security 3.50% 1/1/2054[1,4]		66,858	61,342
Uniform Mortgage-Backed Security 4.00% 1/1/2054[1,4]		154,909	146,528
Uniform Mortgage-Backed Security 4.50% 1/1/2054[1,4]		228,894	221,902
Uniform Mortgage-Backed Security 5.00% 1/1/2054[1,4]		22,426	22,189
Uniform Mortgage-Backed Security 5.50% 1/1/2054[1,4]		113,139	113,634
Uniform Mortgage-Backed Security 6.00% 1/1/2054[1,4]		17,798	18,073
Uniform Mortgage-Backed Security 7.00% 1/1/2054[1,4]		82,390	84,994
Uniform Mortgage-Backed Security 3.50% 2/1/2054[1,4]		26,140	24,008
Uniform Mortgage-Backed Security 4.00% 2/1/2054[1,4]		70,855	67,083
Uniform Mortgage-Backed Security 4.50% 2/1/2054[1,4]		44,700	43,361
Uniform Mortgage-Backed Security 5.00% 2/1/2054[1,4]		113,650	112,496
Uniform Mortgage-Backed Security 5.50% 2/1/2054[1,4]		51,000	51,231
Uniform Mortgage-Backed Security 6.00% 2/1/2054[1,4]		299,110	303,725
Uniform Mortgage-Backed Security 6.50% 2/1/2054[1,4]		3,500	3,587
Uniform Mortgage-Backed Security 6.00% 3/1/2054[1,4]		201,300	204,060
			4,146,468

Commercial mortgage-backed securities 1.72%
AMSR Trust, Series 2023-SFR2, Class A, 3.95% 6/17/2040[1,5]		389	367
Bank Commercial Mortgage Trust, Series 2019-BN16, Class A4, 4.005% 2/15/2052[1]		770	732
Bank Commercial Mortgage Trust, Series 2019-BN17, Class A4, 3.714% 4/15/2052[1]		100	94
Bank Commercial Mortgage Trust, Series 2023-5YR1, Class A3, 6.26% 3/15/2056[1,2]		3,500	3,633
Bank Commercial Mortgage Trust, Series 2023-5YR3, Class AS, 7.315% 9/15/2056[1,2]		684	723
Bank Commercial Mortgage Trust, Series 2023-5YR4, Class AS, 7.274% 12/15/2056[1,2]		500	532
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A5, 3.688% 2/15/2061[1]		205	194

American Funds Insurance Series	187

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Bank Commercial Mortgage Trust, Series 2018-BN10, Class A4, 3.428% 2/17/2061[1]	USD	126	$119
Bank Commercial Mortgage Trust, Series 2018-BN12, Class A4, 4.255% 5/15/2061[1,2]		2,444	2,362
Bank Commercial Mortgage Trust, Series 2019-BN19, Class A3, 3.183% 8/15/2061[1]		1,018	892
Bank Commercial Mortgage Trust, Series 2020-BN26, Class A4, 2.403% 3/15/2063[1]		295	252
Benchmark Mortgage Trust, Series 2018-B8, Class A5, 4.232% 1/15/2052[1]		2,541	2,402
Benchmark Mortgage Trust, Series 2018-B7, Class A4, 4.51% 5/15/2053[1,2]		781	751
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 7.131% 5/15/2039[1,2,5]		8,575	8,539
BPR Trust, Series 2022-OANA, Class A, (1-month USD CME Term SOFR + 1.898%) 7.26% 4/15/2037[1,2,5]		3,822	3,773
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 7.477% 6/15/2027[1,2,5]		8,476	8,505
BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 6.176% 9/15/2036[1,2,5]		14,727	14,364
BX Trust, Series 2021-VOLT, Class B, (1-month USD CME Term SOFR + 1.064%) 6.426% 9/15/2036[1,2,5]		570	556
BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 6.375% 10/15/2036[1,2,5]		5,292	5,179
BX Trust, Series 2021-ARIA, Class B, (1-month USD CME Term SOFR + 1.411%) 6.773% 10/15/2036[1,2,5]		995	964
BX Trust, Series 2021-ARIA, Class C, (1-month USD CME Term SOFR + 1.76%) 7.122% 10/15/2036[1,2,5]		996	964
BX Trust, Series 2021-RISE, Class A, (1-month USD CME Term SOFR + 0.862%) 6.224% 11/15/2036[1,2,5]		11,575	11,397
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 6.853% 4/15/2037[1,2,5]		4,505	4,477
BX Trust, Series 2021-SOAR, Class A, (1-month USD CME Term SOFR + 0.784%) 6.146% 6/15/2038[1,2,5]		3,499	3,446
BX Trust, Series 2021-SOAR, Class B, (1-month USD CME Term SOFR + 0.984%) 6.346% 6/15/2038[1,2,5]		405	397
BX Trust, Series 2021-SOAR, Class C, (1-month USD CME Term SOFR + 1.214%) 6.576% 6/15/2038[1,2,5]		274	269
BX Trust, Series 2021-SOAR, Class D, (1-month USD CME Term SOFR + 1.514%) 6.876% 6/15/2038[1,2,5]		693	678
BX Trust, Series 2021-ACNT, Class A, (1-month USD CME Term SOFR + 0.964%) 6.326% 11/15/2038[1,2,5]		9,979	9,848
BX Trust, Series 2021-ACNT, Class B, (1-month USD CME Term SOFR + 1.364%) 6.726% 11/15/2038[1,2,5]		339	334
BX Trust, Series 2021-ACNT, Class C, (1-month USD CME Term SOFR + 1.614%) 6.976% 11/15/2038[1,2,5]		100	98
BX Trust, Series 2021-ACNT, Class D, (1-month USD CME Term SOFR + 1.964%) 7.326% 11/15/2038[1,2,5]		151	148
BX Trust, Series 2022-GPA, Class A, (1-month USD CME Term SOFR + 2.165%) 7.532% 10/15/2039[1,2,5]		3,198	3,206
BX Trust, Series 2023-VLT2, Class A, (1-month USD CME Term SOFR + 2.281%) 7.643% 6/15/2040[1,2,5]		3,891	3,903
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82% 6/10/2028[1,2,5]		19,044	19,310
Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.616% 2/10/2049[1]		610	582
Commercial Mortgage Trust, Series 2014-LC15, Class AM, 4.198% 4/10/2047[1]		350	346
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A3, 3.231% 6/15/2057[1]		1,137	1,108
DATA 2023-CNTR Mortgage Trust, Series 2023-CNTR, Class A, 5.728% 8/12/2043[1,2,5]		8,924	8,874
DC Commercial Mortgage Trust, Series 2023-DC, Class A, 6.314% 9/10/2040[1,5]		966	998
DC Commercial Mortgage Trust, Series 2023-DC, Class B, 6.804% 9/10/2040[1,5]		1,121	1,154
DC Commercial Mortgage Trust, Series 2023-DC, Class C, 7.14% 9/10/2040[1,2,5]		862	886
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Class AM, 3.539% 5/10/2049[1]		200	186
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD CME Term SOFR + 1.194%) 6.556% 7/15/2038[1,2,5]		2,688	2,666

188	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Extended Stay America Trust, Series 2021-ESH, Class B, (1-month USD CME Term SOFR + 1.494%) 6.856% 7/15/2038[1,2,5]	USD	613	$604
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD CME Term SOFR + 1.814%) 7.176% 7/15/2038[1,2,5]		836	824
Extended Stay America Trust, Series 2021-ESH, Class D, (1-month USD CME Term SOFR + 2.364%) 7.726% 7/15/2038[1,2,5]		640	630
FIVE Mortgage Trust, Series 2023-V1, Class A3, 5.668% 2/10/2056[1]		2,432	2,474
Fontainebleau Miami Beach Trust, CMO, Series 2019-FBLU, Class A, 3.144% 12/10/2036[1,5]		449	435
FS Commercial Trust, Series 2023-4SZN, Class A, 7.066% 11/10/2039[1,5]		1,212	1,261
Grace Mortgage Trust, Series 2020-GRCE, Class A, 2.347% 12/10/2040[1,5]		1,897	1,536
Great Wolf Trust, Series 2019-WOLF, Class A, (1-month USD CME Term SOFR + 1.348%) 6.252% 12/15/2036[1,2,5]		3,894	3,881
GS Mortgage Securities Trust, Series 2017-GS7, Class A4, 3.43% 8/10/2050[1]		400	369
GS Mortgage Securities Trust, Series 2019-GC38, Class A4, 3.968% 2/10/2052[1]		100	94
GS Mortgage Securities Trust, Series 2020-GC47, Class A5, 2.377% 5/12/2053[1]		1,536	1,296
JPMBB Commercial Mortgage Securities Trust, Series 2014-C18, Class A5, 4.079% 2/15/2047[1]		2,107	2,095
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class A5, 3.694% 3/15/2050[1]		640	600
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class A5, 3.409% 10/15/2050[1]		240	223
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class A, 3.024% 1/5/2039[1,5]		7,867	6,630
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP4, Class A4, 3.648% 12/15/2049[1,2]		2,040	1,920
MHC Commercial Mortgage Trust, CMO, Series 2021-MHC, Class A, (1-month USD CME Term SOFR + 0.915%) 6.277% 4/15/2038[1,2,5]		142	141
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C17, Class A5, 3.741% 8/15/2047[1]		5,166	5,098
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A-4, 3.306% 4/15/2048[1]		410	396
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class A-4, 3.72% 12/15/2049[1]		245	233
Morgan Stanley Capital I Trust, Series 2015-UBS8, Class AS, 4.114% 12/15/2048[1]		730	683
SLG Office Trust, Series 2021-OVA, Class A, 2.585% 7/15/2041[1,5]		4,065	3,367
SREIT Trust, Series 2021-FLWR, Class A, (1-month USD CME Term SOFR + 0.691%) 6.053% 7/15/2036[1,2,5]		9,351	9,186
SREIT Trust, Series 2021-FLWR, Class B, (1-month USD CME Term SOFR + 1.04%) 6.402% 7/15/2036[1,2,5]		1,000	981
SREIT Trust, Series 2021-MFP, Class A, (1-month USD CME Term SOFR + 0.845%) 6.207% 11/15/2038[1,2,5]		8,362	8,231
SREIT Trust, Series 2021-MFP, Class B, (1-month USD CME Term SOFR + 1.194%) 6.556% 11/15/2038[1,2,5]		252	247
SREIT Trust, Series 2021-MFP, Class C, (1-month USD CME Term SOFR + 1.443%) 6.805% 11/15/2038[1,2,5]		135	132
Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class A4, 3.789% 9/15/2048[1]		2,373	2,300
Wells Fargo Commercial Mortgage Trust, Series 2016-C37, Class A5, 3.794% 12/15/2049[1]		2,550	2,444
Wells Fargo Commercial Mortgage Trust, Series 2019-C54, Class A4, 3.146% 12/15/2052[1]		1,019	916
Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class A4, 3.631% 1/15/2060[1]		205	195
			189,630

American Funds Insurance Series	189

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) 1.02%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 10/25/2048[1,2,5]	USD	2,406	$1,976
Arroyo Mortgage Trust, Series 2020-1, Class A1A, 1.662% 3/25/2055[1,5]		112	104
Arroyo Mortgage Trust, Series 2022-1, Class A1A, 2.495% 12/25/2056 (3.495% on 2/25/2026)[1,5,6]		5,355	4,965
BRAVO Residential Funding Trust, Series 2020-RPL2, Class A1, 2.00% 5/25/2059[1,2,5]		791	716
BRAVO Residential Funding Trust, Series 2020-RPL1, Class A1, 2.50% 5/26/2059[1,2,5]		443	423
BRAVO Residential Funding Trust, Series 2022-RPL1, Class A1, 2.75% 9/25/2061[1,5]		4,470	4,054
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[1,2,5]		2,149	2,081
Cascade Funding Mortgage Trust, Series 2023-HB12, Class A, 4.25% 4/25/2033[1,2,5]		445	432
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[1,2,5]		1,102	1,056
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[1,2,5]		6,182	5,812
Citigroup Mortgage Loan Trust, Series 2020-EXP1, Class A1A, 1.804% 5/25/2060[1,2,5]		182	166
COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/2066[1,2,5]		1,411	1,202
Connecticut Avenue Securities Trust, Series 2022-R06, Class 1M1, (30-day Average USD-SOFR + 2.75%) 8.087% 5/25/2042[1,2,5]		262	270
Connecticut Avenue Securities Trust, Series 2023-R01, Class 1M1, (30-day Average USD-SOFR + 2.40%) 7.737% 12/25/2042[1,2,5]		609	621
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M1, (30-day Average USD-SOFR + 2.30%) 7.637% 5/25/2043[1,2,5]		3,254	3,325
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 7.237% 6/25/2043[1,2,5]		2,224	2,241
Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 7.037% 7/25/2043[1,2,5]		1,243	1,248
Credit Suisse Mortgage Trust, Series 2020-NET, Class A, 2.257% 8/15/2037[1,5]		1,545	1,430
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 3/25/2069[1,5]		1,975	2,197
Finance of America Structured Securities Trust, Series 2019-JR2, Class A1, 2.00% 6/25/2069[1,5]		2,498	2,784
Flagstar Mortgage Trust, Series 2021-5INV, Class A2, 2.50% 7/25/2051[1,2,5]		1,950	1,606
Flagstar Mortgage Trust, Series 2021-6INV, Class A4, 2.50% 8/25/2051[1,2,5]		1,817	1,495
Flagstar Mortgage Trust, Series 2021-8INV, Class A3, 2.50% 9/25/2051[1,2,5]		1,910	1,576
Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 10/25/2051[1,2,5]		2,985	2,459
Flagstar Mortgage Trust, Series 2021-11INV, Class A4, 2.50% 11/25/2051[1,2,5]		2,085	1,715
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1A, (30-day Average USD-SOFR + 2.00%) 7.337% 4/25/2042[1,2,5]		1,199	1,211
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA4, Class M1A, (30-day Average USD-SOFR + 2.20%) 7.537% 5/25/2042[1,2,5]		58	58
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA5, Class M1A, (30-day Average USD-SOFR + 2.95%) 8.287% 6/25/2042[1,2,5]		219	225
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1A, (30-day Average USD-SOFR + 2.15%) 7.487% 9/25/2042[1,2,5]		452	457
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA6, Class M1B, (30-day Average USD-SOFR + 3.70%) 9.037% 9/25/2042[1,2,5]		1,519	1,601
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA2, Class M2, (30-day Average USD-SOFR + 1.964%) 7.302% 2/25/2050[1,2,5]		2,274	2,310
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA4, Class B1, (30-day Average USD-SOFR + 6.114%) 11.452% 8/25/2050[1,2,5]		814	916
GCAT Trust, Series 2021-NQM6, Class A1, 1.855% 8/25/2066[1,2,5]		3,050	2,652
Home Partners of America Trust, Series 2021-2, Class A, 1.901% 12/17/2026[1,5]		5,021	4,542
Hundred Acre Wood Trust, Series 2021-INV1, Class A3, 2.50% 7/25/2051[1,2,5]		833	686
Legacy Mortgage Asset Trust, Series 2022-GS1, Class A1, 4.00% 2/25/2061 (7.00% on 4/25/2025)[1,5,6]		3,090	3,072
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 4/25/2061[1,2,5]		759	735
Legacy Mortgage Asset Trust, Series 2021-GS5, Class A1, 2.25% 7/25/2067 (5.25% on 11/25/2024)[1,5,6]		2,327	2,254
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (3-month USD CME Term SOFR + 0.965%) 6.32% 11/25/2055[1,2,5]		16,160	16,103
MFRA Trust, Series 2021-RPL1, Class A1, 1.131% 7/25/2060[1,2,5]		2,663	2,364
PRKCM Trust, Series 2021-AFC2, Class A1, 2.071% 11/25/2056[1,2,5]		3,280	2,750
Progress Residential Trust, Series 2022-SFR3, Class A, 3.20% 4/17/2039[1,5]		1,120	1,047

190	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Collateralized mortgage-backed obligations (privately originated) (continued)
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[1,2,5]	USD	1,555	$1,502
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 10/25/2060[1,5]		9,310	8,233
Treehouse Park Improvement Association No.1 9.75% 12/1/2033[5,7]		1,680	1,561
Tricon Residential Trust, Series 2023-SFR2, Class A, 5.00% 12/17/2028[1,5]		4,722	4,662
Tricon Residential Trust, Series 2021-SFR1, Class A, 1.943% 7/17/2038[1,5]		5,033	4,595
Tricon Residential Trust, Series 2023-SFR1, Class A, 5.10% 7/17/2040[1,5]		2,227	2,202
			111,692

Total mortgage-backed obligations			4,447,790

Corporate bonds, notes & loans 31.70% Financials 9.85%
AerCap Ireland Capital DAC 1.65% 10/29/2024		1,568	1,514
AerCap Ireland Capital DAC 6.50% 7/15/2025		1,798	1,822
AerCap Ireland Capital DAC 1.75% 1/30/2026		2,841	2,640
AerCap Ireland Capital DAC 2.45% 10/29/2026		10,289	9,531
AerCap Ireland Capital DAC 6.45% 4/15/2027[5]		3,994	4,138
AerCap Ireland Capital DAC 5.75% 6/6/2028		4,065	4,164
AerCap Ireland Capital DAC 3.00% 10/29/2028		9,124	8,335
AerCap Ireland Capital DAC 3.30% 1/30/2032		7,869	6,851
AerCap Ireland Capital DAC 3.40% 10/29/2033		3,939	3,385
AIB Group PLC 6.608% 9/13/2029 (USD-SOFR + 2.33% on 9/13/2028)[5,6]		1,597	1,684
Ally Financial, Inc. 5.125% 9/30/2024		1,500	1,489
Ally Financial, Inc. 8.00% 11/1/2031		6,872	7,504
American Express Co. 6.338% 10/30/2026 (USD-SOFR + 1.33% on 10/30/2025)[6]		604	616
American Express Co. 6.489% 10/30/2031 (USD-SOFR + 1.94% on 10/30/2030)[6]		359	390
American Express Co. 5.043% 5/1/2034 (USD-SOFR + 1.835% on 5/1/2033)[6]		4,565	4,559
American International Group, Inc. 5.125% 3/27/2033		2,749	2,792
Aon Corp. 5.35% 2/28/2033		1,083	1,111
Banco Santander, SA 5.147% 8/18/2025		4,000	3,978
Banco Santander, SA 1.722% 9/14/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.90% on 9/14/2026)[6]		1,400	1,267
Bank of America Corp. 1.53% 12/6/2025 (USD-SOFR + 0.65% on 12/6/2024)[6]		1,970	1,894
Bank of America Corp. 5.08% 1/20/2027 (USD-SOFR + 1.29% on 1/20/2026)[6]		2,507	2,503
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[6]		1,487	1,363
Bank of America Corp. 2.551% 2/4/2028 (USD-SOFR + 1.05% on 2/4/2027)[6]		4,295	3,981
Bank of America Corp. 4.376% 4/27/2028 (USD-SOFR + 1.58% on 4/27/2027)[6]		2,635	2,577
Bank of America Corp. 5.202% 4/25/2029 (USD-SOFR + 1.63% on 4/25/2028)[6]		9,480	9,545
Bank of America Corp. 2.087% 6/14/2029 (USD-SOFR + 1.06% on 6/14/2028)[6]		2,773	2,445
Bank of America Corp. 2.592% 4/29/2031 (USD-SOFR + 2.15% on 4/29/2030)[6]		4,902	4,227
Bank of America Corp. 1.922% 10/24/2031 (USD-SOFR + 1.37% on 10/24/2030)[6]		21,177	17,204
Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031)[6]		36,155	29,536
Bank of America Corp. 5.288% 4/25/2034 (USD-SOFR + 1.91% on 4/25/2033)[6]		11,270	11,302
Bank of America Corp. 5.872% 9/15/2034 (USD-SOFR + 1.84% on 9/15/2033)[6]		4,855	5,085
Bank of Ireland Group PLC 6.253% 9/16/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.65% on 9/16/2025)[5,6]		4,850	4,907
Bank of Montreal 5.30% 6/5/2026		1,370	1,384
Bank of Nova Scotia (The) 5.25% 6/12/2028		1,370	1,392
Barclays PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[6]		4,525	4,509
Barclays PLC 5.829% 5/9/2027 (USD-SOFR + 2.21% on 5/9/2026)[6]		2,085	2,104
Barclays PLC 6.49% 9/13/2029 (USD-SOFR + 2.22% on 9/13/2028)[6]		980	1,021
Barclays PLC 6.224% 5/9/2034 (USD-SOFR + 2.98% on 5/9/2033)[6]		3,530	3,663
Barclays PLC 6.692% 9/13/2034 (USD-SOFR + 2.62% on 9/13/2033)[6]		420	449
Block, Inc. 2.75% 6/1/2026		1,975	1,864
Block, Inc. 3.50% 6/1/2031		825	734
BNP Paribas SA 1.675% 6/30/2027 (USD-SOFR + 0.912% on 6/30/2026)[5,6]		3,200	2,933
BNP Paribas SA 2.591% 1/20/2028 (USD-SOFR + 1.228% on 1/20/2027)[5,6]		13,134	12,158
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[5,6]		3,594	3,129
BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[5,6]		5,650	4,783

American Funds Insurance Series	191

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
BPCE SA 5.15% 7/21/2024[5]	USD	5,481	$5,435
BPCE SA 1.625% 1/14/2025[5]		2,980	2,872
BPCE SA 1.652% 10/6/2026 (USD-SOFR + 1.52% on 10/6/2025)[5,6]		4,729	4,404
BPCE SA 5.975% 1/18/2027 (USD-SOFR + 2.10% on 1/18/2026)[5,6]		2,150	2,168
BPCE SA 6.714% 10/19/2029 (USD-SOFR + 2.27% on 10/19/2028)[5,6]		5,640	5,945
BPCE SA 2.277% 1/20/2032 (USD-SOFR + 1.312% on 1/20/2031)[5,6]		250	200
BPCE SA 5.748% 7/19/2033 (USD-SOFR + 2.865% on 7/19/2032)[5,6]		6,195	6,226
CaixaBank, SA 6.684% 9/13/2027 (USD-SOFR + 2.08% on 9/13/2026)[5,6]		980	1,005
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[5,6]		3,650	3,726
CaixaBank, SA 6.84% 9/13/2034 (USD-SOFR + 2.77% on 9/13/2033)[5,6]		700	740
Capital One Financial Corp. 4.985% 7/24/2026 (USD-SOFR + 2.16% on 7/24/2025)[6]		2,430	2,403
Capital One Financial Corp. 5.468% 2/1/2029 (USD-SOFR + 2.08% on 2/1/2028)[6]		515	514
Charles Schwab Corp. (The) 5.643% 5/19/2029 (USD-SOFR + 2.21% on 5/19/2028)[6]		2,445	2,509
Charles Schwab Corp. (The) 6.196% 11/17/2029 (USD-SOFR + 1.878% on 11/17/2028)[6]		2,180	2,287
Charles Schwab Corp. (The) 5.853% 5/19/2034 (USD-SOFR + 2.50% on 5/19/2033)[6]		1,776	1,834
Charles Schwab Corp. (The) 6.136% 8/24/2034 (USD-SOFR + 2.01% on 8/24/2033)[6]		4,795	5,056
China Ping An Insurance Overseas (Holdings), Ltd. 2.85% 8/12/2031		526	427
Chubb INA Holdings, Inc. 3.35% 5/3/2026		2,020	1,967
Chubb INA Holdings, Inc. 4.35% 11/3/2045		2,015	1,896
Citibank, NA 5.803% 9/29/2028		4,100	4,284
Citigroup, Inc. 4.60% 3/9/2026		1,800	1,778
Citigroup, Inc. 1.462% 6/9/2027 (USD-SOFR + 0.67% on 6/9/2026)[6]		6,304	5,771
Citigroup, Inc. 3.07% 2/24/2028 (USD-SOFR + 1.28% on 2/24/2027)[6]		13,528	12,753
Citigroup, Inc. 3.057% 1/25/2033 (USD-SOFR + 1.351% on 1/25/2032)[6]		1,030	879
Citigroup, Inc. 3.785% 3/17/2033 (USD-SOFR + 1.939% on 3/17/2032)[6]		3,090	2,780
Citigroup, Inc. 6.27% 11/17/2033 (USD-SOFR + 2.338% on 11/17/2032)[6]		995	1,065
Citigroup, Inc. 6.174% 5/25/2034 (USD-SOFR + 2.661% on 5/25/2033)[6]		140	145
Corebridge Financial, Inc. 3.50% 4/4/2025		239	233
Corebridge Financial, Inc. 3.65% 4/5/2027		3,913	3,766
Corebridge Financial, Inc. 3.85% 4/5/2029		5,794	5,465
Corebridge Financial, Inc. 3.90% 4/5/2032		3,964	3,586
Corebridge Financial, Inc. 4.35% 4/5/2042		361	307
Corebridge Financial, Inc. 4.40% 4/5/2052		651	547
Crédit Agricole SA 1.907% 6/16/2026 (USD-SOFR + 1.676% on 6/16/2025)[5,6]		4,450	4,224
Crédit Agricole SA 1.247% 1/26/2027 (USD-SOFR + 0.892% on 1/26/2026)[5,6]		2,450	2,257
Credit Suisse AG 7.50% 2/15/2028		2,445	2,679
Danske Bank AS 1.549% 9/10/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.73% on 9/10/2026)[5,6]		2,990	2,699
Danske Bank AS 4.298% 4/1/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 4/1/2027)[5,6]		2,975	2,885
Deutsche Bank AG 0.898% 5/28/2024		2,500	2,456
Deutsche Bank AG 3.70% 5/30/2024		5,150	5,098
Deutsche Bank AG 3.961% 11/26/2025 (USD-SOFR + 2.581% on 11/26/2024)[6]		3,673	3,614
Deutsche Bank AG 4.10% 1/13/2026		7,305	7,106
Deutsche Bank AG 4.10% 1/13/2026		857	841
Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[6]		27,047	25,368
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[6]		7,536	6,895
Deutsche Bank AG 2.552% 1/7/2028 (USD-SOFR + 1.318% on 1/7/2027)[6]		10,418	9,569
Deutsche Bank AG 6.72% 1/18/2029 (USD-SOFR + 3.18% on 1/18/2028)[6]		8,853	9,276
Deutsche Bank AG 6.819% 11/20/2029 (USD-SOFR + 2.51% on 11/20/2028)[6]		4,775	5,030
Deutsche Bank AG 3.547% 9/18/2031 (USD-SOFR + 3.043% on 9/18/2030)[6]		4,550	3,996
Deutsche Bank AG 3.729% 1/14/2032 (USD-SOFR + 2.757% on 1/14/2031)[6]		3,235	2,713
Discover Financial Services 7.964% 11/2/2034 (USD-SOFR Index + 3.37% on 11/2/2033)[6]		1,015	1,130
DNB Bank ASA 1.535% 5/25/2027 (5-year UST Yield Curve Rate T Note Constant Maturity + 0.72% on 5/25/2026)[5,6]		1,200	1,095
Eurobank SA 2.00% 5/5/2027 (1-year EUR Mid-Swap + 2.398% on 5/5/2026)[6]	EUR	1,080	1,132
Eurobank SA 2.25% 3/14/2028 (1-year EUR Mid-Swap + 2.634% on 3/14/2027)[6]		1,440	1,482
Eurobank SA 7.00% 1/26/2029 (1-year EUR Mid-Swap + 4.418% on 1/26/2028)[6]		3,210	3,830
Fifth Third Bancorp 6.339% 7/27/2029 (USD-SOFR + 2.34% on 7/27/2028)[6]	USD	205	214

192	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Five Corners Funding Trust III 5.791% 2/15/2033[5]	USD	942	$1,001
Five Corners Funding Trust IV 5.997% 2/15/2053[5]		360	390
Goldman Sachs Group, Inc. 1.431% 3/9/2027 (USD-SOFR + 0.795% on 3/9/2026)[6]		3,030	2,795
Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026)[6]		13,275	12,046
Goldman Sachs Group, Inc. 1.948% 10/21/2027 (USD-SOFR + 0.913% on 10/21/2026)[6]		12,997	11,894
Goldman Sachs Group, Inc. 2.64% 2/24/2028 (USD-SOFR + 1.114% on 2/24/2027)[6]		3,703	3,434
Goldman Sachs Group, Inc. 3.615% 3/15/2028 (USD-SOFR + 1.846% on 3/15/2027)[6]		5,534	5,310
Goldman Sachs Group, Inc. 4.482% 8/23/2028 (USD-SOFR + 1.725% on 8/23/2027)[6]		5,114	5,026
Goldman Sachs Group, Inc. 3.814% 4/23/2029 (3-month USD CME Term SOFR + 1.42% on 4/23/2028)[6]		7,324	6,958
Goldman Sachs Group, Inc. 6.484% 10/24/2029 (USD-SOFR + 1.77% on 10/24/2028)[6]		1,950	2,070
Goldman Sachs Group, Inc. 3.102% 2/24/2033 (USD-SOFR + 1.41% on 2/24/2032)[6]		10,662	9,156
Goldman Sachs Group, Inc. 2.908% 7/21/2042 (USD-SOFR + 1.40% on 7/21/2041)[6]		3,160	2,307
Goldman Sachs Group, Inc. 5.30% junior subordinated perpetual bonds (3-month USD CME Term SOFR + 4.096% on 11/10/2026)[6]		1,750	1,714
HSBC Holdings PLC 2.251% 11/22/2027 (USD-SOFR + 1.10% on 11/22/2026)[6]		5,270	4,839
HSBC Holdings PLC 2.206% 8/17/2029 (USD-SOFR + 1.285% on 8/17/2028)[6]		14,232	12,433
HSBC Holdings PLC 2.804% 5/24/2032 (USD-SOFR + 1.187% on 5/24/2031)[6]		5,250	4,385
HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)[6]		4,463	3,710
HSBC Holdings PLC 6.254% 3/9/2034 (USD-SOFR + 2.39% on 3/9/2033)[6]		2,100	2,233
Huarong Finance 2017 Co., Ltd. 4.75% 4/27/2027		269	253
Huarong Finance 2017 Co., Ltd. 4.25% 11/7/2027		3,206	2,931
ING Groep NV 6.083% 9/11/2027 (USD-SOFR + 1.56% on 9/11/2026)[6]		1,680	1,716
ING Groep NV 6.114% 9/11/2034 (USD-SOFR + 1.85% on 9/11/2033)[6]		840	882
Intercontinental Exchange, Inc. 4.35% 6/15/2029		8,710	8,692
Intercontinental Exchange, Inc. 4.60% 3/15/2033		4,601	4,583
Intercontinental Exchange, Inc. 4.95% 6/15/2052		5,327	5,327
Intesa Sanpaolo SpA 5.017% 6/26/2024[5]		68,143	67,459
Intesa Sanpaolo SpA 3.25% 9/23/2024[5]		770	756
Intesa Sanpaolo SpA 5.71% 1/15/2026[5]		15,400	15,334
Intesa Sanpaolo SpA 3.875% 7/14/2027[5]		6,250	5,824
Intesa Sanpaolo SpA 3.875% 1/12/2028[5]		1,986	1,845
Intesa Sanpaolo SpA 7.20% 11/28/2033[5]		2,755	2,939
Intesa Sanpaolo SpA 7.778% 6/20/2054 (1-year UST Yield Curve Rate T Note Constant Maturity + 3.90% on 6/20/2053)[5,6]		5,100	5,265
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[5]		705	647
JPMorgan Chase & Co. 0.969% 6/23/2025 (USD-SOFR + 0.58% on 6/23/2024)[6]		5,870	5,734
JPMorgan Chase & Co. 1.561% 12/10/2025 (USD-SOFR + 0.605% on 12/10/2024)[6]		2,435	2,345
JPMorgan Chase & Co. 4.08% 4/26/2026 (USD-SOFR + 1.32% on 4/26/2025)[6]		3,272	3,220
JPMorgan Chase & Co. 1.04% 2/4/2027 (USD-SOFR + 0.695% on 2/4/2026)[6]		323	297
JPMorgan Chase & Co. 1.578% 4/22/2027 (USD-SOFR + 0.885% on 4/22/2026)[6]		2,813	2,597
JPMorgan Chase & Co. 1.47% 9/22/2027 (USD-SOFR + 0.765% on 9/22/2026)[6]		5,965	5,407
JPMorgan Chase & Co. 6.07% 10/22/2027 (USD-SOFR + 1.33% on 10/22/2026)[6]		1,400	1,441
JPMorgan Chase & Co. 2.947% 2/24/2028 (USD-SOFR + 1.17% on 2/24/2027)[6]		9,282	8,737
JPMorgan Chase & Co. 4.851% 7/25/2028 (USD-SOFR + 1.99% on 7/25/2027)[6]		14,951	14,963
JPMorgan Chase & Co. 3.509% 1/23/2029 (3-month USD CME Term SOFR + 1.207% on 1/23/2028)[6]		9,600	9,103
JPMorgan Chase & Co. 4.203% 7/23/2029 (3-month USD CME Term SOFR + 1.522% on 7/23/2028)[6]		11,980	11,650
JPMorgan Chase & Co. 5.299% 7/24/2029 (USD-SOFR + 1.45% on 7/24/2028)[6]		2,240	2,274
JPMorgan Chase & Co. 6.087% 10/23/2029 (USD-SOFR + 1.57% on 10/23/2028)[6]		55	58
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[6]		1,126	916
JPMorgan Chase & Co. 2.58% 4/22/2032 (USD-SOFR + 1.25% on 4/22/2031)[6]		3,727	3,154
JPMorgan Chase & Co. 2.545% 11/8/2032 (USD-SOFR + 1.18% on 11/8/2031)[6]		5,313	4,435
JPMorgan Chase & Co. 2.963% 1/25/2033 (USD-SOFR + 1.26% on 1/25/2032)[6]		553	474
JPMorgan Chase & Co. 5.35% 6/1/2034 (USD-SOFR + 1.845% on 6/1/2033)[6]		1,145	1,162
JPMorgan Chase & Co. 6.254% 10/23/2034 (USD-SOFR + 1.81% on 10/23/2033)[6]		4,470	4,848
Kasikornbank PCL (Hong Kong Branch) 3.343% 10/2/2031 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 10/2/2026)[6]		2,415	2,223

American Funds Insurance Series	193

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
KBC Groep NV 5.796% 1/19/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.10% on 1/19/2028)[5,6]	USD	1,375	$1,399
KBC Groep NV 6.324% 9/21/2034 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.05% on 9/21/2033)[5,6]		5,875	6,213
Korea Exchange Bank 3.25% 3/30/2027[5]		1,315	1,258
Lloyds Banking Group PLC 2.438% 2/5/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.00% on 2/5/2025)[6]		2,675	2,582
Lloyds Banking Group PLC 5.985% 8/7/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.48% on 8/7/2026)[6]		1,625	1,655
Lloyds Banking Group PLC 5.871% 3/6/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.70% on 3/6/2028)[6]		2,705	2,773
LPL Holdings, Inc. 6.75% 11/17/2028		3,646	3,889
Marsh & McLennan Companies, Inc. 5.40% 9/15/2033		490	516
Marsh & McLennan Companies, Inc. 5.70% 9/15/2053		222	242
Mastercard, Inc. 4.85% 3/9/2033		287	297
MetLife Capital Trust IV, junior subordinated, 7.875% 12/15/2067 (3-month USD-LIBOR + 3.96% on 12/1/2037)[5,6,8]		1,405	1,513
MetLife, Inc. 3.60% 11/13/2025		3,490	3,429
MetLife, Inc. 5.375% 7/15/2033		1,279	1,334
Metropolitan Life Global Funding I 5.40% 9/12/2028[5]		840	863
Metropolitan Life Global Funding I 5.15% 3/28/2033[5]		619	630
Mitsubishi UFJ Financial Group, Inc. 0.962% 10/11/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.45% on 10/11/2024)[6]		2,960	2,855
Mitsubishi UFJ Financial Group, Inc. 1.538% 7/20/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/20/2026)[6]		6,200	5,668
Mitsubishi UFJ Financial Group, Inc. 1.64% 10/13/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.67% on 10/13/2026)[6]		2,225	2,027
Mitsubishi UFJ Financial Group, Inc. 2.341% 1/19/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.83% on 1/19/2027)[6]		2,970	2,750
Mitsubishi UFJ Financial Group, Inc. 4.08% 4/19/2028 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.30% on 4/19/2027)[6]		2,945	2,865
Mitsubishi UFJ Financial Group, Inc. 5.422% 2/22/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.38% on 2/22/2028)[6]		1,430	1,457
Mitsubishi UFJ Financial Group, Inc. 5.133% 7/20/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.125% on 7/20/2032)[6]		763	775
Mizuho Financial Group, Inc. 1.554% 7/9/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.75% on 7/9/2026)[6]		4,615	4,219
Mizuho Financial Group, Inc. 5.778% 7/6/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.65% on 7/6/2028)[6]		1,701	1,751
Mizuho Financial Group, Inc. 5.669% 9/13/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.40% on 9/13/2032)[6]		2,390	2,469
Morgan Stanley 0.791% 1/22/2025 (USD-SOFR + 0.509% on 1/22/2024)[6]		3,065	3,056
Morgan Stanley 2.72% 7/22/2025 (USD-SOFR + 1.152% on 7/22/2024)[6]		2,300	2,262
Morgan Stanley 1.512% 7/20/2027 (USD-SOFR + 0.858% on 7/20/2026)[6]		13,336	12,187
Morgan Stanley 5.123% 2/1/2029 (USD-SOFR + 1.73% on 2/1/2028)[6]		9,403	9,451
Morgan Stanley 5.164% 4/20/2029 (USD-SOFR + 1.59% on 4/20/2028)[6]		21,869	22,007
Morgan Stanley 1.794% 2/13/2032 (USD-SOFR + 1.034% on 2/13/2031)[6]		85	68
Morgan Stanley 2.239% 7/21/2032 (USD-SOFR + 1.178% on 7/21/2031)[6]		11,777	9,617
Morgan Stanley 2.511% 10/20/2032 (USD-SOFR + 1.20% on 10/20/2031)[6]		2,670	2,212
Morgan Stanley 5.424% 7/21/2034 (USD-SOFR + 1.88% on 7/21/2033)[6]		11,543	11,720
Morgan Stanley Bank, N.A. 5.882% 10/30/2026		2,775	2,855
MSCI, Inc. 3.25% 8/15/2033[5]		2,750	2,302
Nasdaq, Inc. 5.35% 6/28/2028		553	570
Nasdaq, Inc. 5.55% 2/15/2034		1,178	1,225
Nasdaq, Inc. 5.95% 8/15/2053		307	330
Nasdaq, Inc. 6.10% 6/28/2063		100	108
NatWest Group PLC 5.847% 3/2/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 3/2/2026)[6]		3,555	3,588
NatWest Group PLC 6.016% 3/2/2034 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.10% on 3/2/2033)[6]		1,140	1,198
Navient Corp. 6.75% 6/25/2025		425	430

194	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Northwestern Mutual Life Insurance Co. (The) 4.90% 6/12/2028[5]	USD	2,090	$2,101
Onemain Finance Corp. 7.125% 3/15/2026		250	255
PayPal Holdings, Inc. 5.05% 6/1/2052		1,031	1,041
PNC Financial Services Group, Inc. 5.582% 6/12/2029 (USD-SOFR + 1.841% on 6/12/2028)[6]		4,896	5,004
PNC Financial Services Group, Inc. 6.875% 10/20/2034 (USD-SOFR + 2.284% on 10/20/2033)[6]		7,232	8,032
Royal Bank of Canada 4.90% 1/12/2028		360	364
Royal Bank of Canada 5.00% 2/1/2033		3,591	3,654
Santander Holdings USA, Inc. 3.50% 6/7/2024		8,325	8,239
Santander Holdings USA, Inc. 6.499% 3/9/2029 (USD-SOFR + 2.356% on 3/9/2028)[6]		5,100	5,274
SMBC Aviation Capital Finance DAC 5.70% 7/25/2033[5]		1,120	1,133
Standard Chartered PLC 6.296% 7/6/2034 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.58% on 7/6/2033)[5,6]		562	591
State Street Corp. 4.164% 8/4/2033 (USD-SOFR + 1.726% on 8/4/2032)[6]		1,640	1,547
State Street Corp. 5.159% 5/18/2034 (USD-SOFR + 1.89% on 5/18/2033)[6]		6,337	6,386
Sumitomo Mitsui Financial Group, Inc. 5.88% 7/13/2026		1,429	1,462
Sumitomo Mitsui Financial Group, Inc. 2.174% 1/14/2027		1,100	1,017
Sumitomo Mitsui Financial Group, Inc. 5.80% 7/13/2028		1,045	1,082
Sumitomo Mitsui Financial Group, Inc. 5.766% 1/13/2033		373	394
Sumitomo Mitsui Trust Bank, Ltd. 5.55% 9/14/2028[5]		1,400	1,441
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[6,9]		1,530	21
Swedbank AB 6.136% 9/12/2026[5]		2,100	2,143
Synchrony Financial 4.375% 3/19/2024		3,640	3,628
Toronto-Dominion Bank (The) 1.95% 1/12/2027		1,060	980
Toronto-Dominion Bank (The) 5.156% 1/10/2028		7,520	7,639
Toronto-Dominion Bank (The) 5.523% 7/17/2028		3,480	3,585
Travelers Companies, Inc. 2.55% 4/27/2050		623	410
Travelers Companies, Inc. 5.45% 5/25/2053		163	176
Truist Financial Corp. 6.047% 6/8/2027 (USD-SOFR + 2.05% on 6/8/2026)[6]		1,370	1,395
Truist Financial Corp. 4.873% 1/26/2029 (USD-SOFR + 1.435% on 1/26/2028)[6]		2,605	2,568
Truist Financial Corp. 7.161% 10/30/2029 (USD-SOFR + 2.446% on 10/30/2028)[6]		2,396	2,589
Truist Financial Corp. 5.122% 1/26/2034 (USD-SOFR + 1.60% on 1/26/2033)[6]		2,750	2,665
Truist Financial Corp. 5.867% 6/8/2034 (USD-SOFR + 2.361% on 6/8/2033)[6]		1,223	1,248
U.S. Bancorp 4.548% 7/22/2028 (USD-SOFR + 1.66% on 7/27/2027)[6]		2,440	2,405
U.S. Bancorp 4.839% 2/1/2034 (USD-SOFR + 1.60% on 2/1/2033)[6]		3,119	2,989
U.S. Bancorp 5.836% 6/12/2034 (USD-SOFR + 2.26% on 6/10/2033)[6]		2,662	2,747
UBS Group AG 2.593% 9/11/2025 (USD-SOFR + 1.56% on 9/11/2024)[5,6]		850	832
UBS Group AG 2.193% 6/5/2026 (USD-SOFR + 2.044% on 6/5/2025)[5,6]		7,609	7,240
UBS Group AG 1.305% 2/2/2027 (USD-SOFR + 0.98% on 2/2/2026)[5,6]		11,200	10,279
UBS Group AG 1.494% 8/10/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 8/10/2026)[5,6]		6,623	5,987
UBS Group AG 6.442% 8/11/2028 (USD-SOFR + 3.70% on 8/11/2027)[5,6]		1,265	1,315
UBS Group AG 6.246% 9/22/2029 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.80% on 9/22/2028)[5,6]		2,655	2,772
UBS Group AG 3.126% 8/13/2030 (3-month USD-LIBOR + 1.468% on 8/13/2029)[5,6,8]		1,202	1,074
UBS Group AG 4.194% 4/1/2031 (USD-SOFR + 3.73% on 4/1/2030)[5,6]		9,636	8,981
UBS Group AG 2.095% 2/11/2032 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.00% on 2/11/2031)[5,6]		1,392	1,111
UBS Group AG 3.091% 5/14/2032 (USD-SOFR + 1.73% on 5/14/2031)[5,6]		7,869	6,706
UBS Group AG 2.746% 2/11/2033 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.10% on 2/11/2032)[5,6]		4,038	3,315
UBS Group AG 6.537% 8/12/2033 (USD-SOFR + 3.92% on 8/12/2032)[5,6]		9,662	10,317
UBS Group AG 9.016% 11/15/2033 (USD-SOFR + 5.02% on 11/15/2032)[5,6]		5,000	6,150
UniCredit SpA 4.625% 4/12/2027[5]		1,395	1,364
UniCredit SpA 5.861% 6/19/2032 (5-year USD-ICE Swap + 3.703% on 6/19/2027)[5,6]		16,130	15,798
Vigorous Champion International, Ltd. 4.25% 5/28/2029		462	426
Wells Fargo & Co. 3.908% 4/25/2026 (USD-SOFR + 1.32% on 4/25/2025)[6]		3,524	3,456
Wells Fargo & Co. 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[6]		6,615	6,314

American Funds Insurance Series	195

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
Wells Fargo & Co. 2.393% 6/2/2028 (USD-SOFR + 2.10% on 6/2/2027)[6]	USD	678	$621
Wells Fargo & Co. 4.808% 7/25/2028 (USD-SOFR + 1.98% on 7/25/2027)[6]		13,490	13,398
Wells Fargo & Co. 5.574% 7/25/2029 (USD-SOFR + 1.74% on 7/25/2028)[6]		2,545	2,600
Wells Fargo & Co. 6.303% 10/23/2029 (USD-SOFR + 1.79% on 10/23/2028)[6]		5,785	6,101
Wells Fargo & Co. 5.389% 4/24/2034 (USD-SOFR + 2.02% on 4/24/2033)[6]		19,316	19,411
Wells Fargo & Co. 5.557% 7/25/2034 (USD-SOFR + 1.99% on 7/25/2033)[6]		188	192
Wells Fargo & Co. 6.491% 10/23/2034 (USD-SOFR + 2.06% on 10/23/2033)[6]		8,217	8,944
Wells Fargo & Co. 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[6]		5,719	5,148
Willis North America, Inc. 4.65% 6/15/2027		930	921
			1,083,809

Health care 4.05%
Amgen, Inc. 5.507% 3/2/2026		725	725
Amgen, Inc. 5.15% 3/2/2028		5,326	5,455
Amgen, Inc. 4.05% 8/18/2029		7,429	7,277
Amgen, Inc. 2.45% 2/21/2030		5,131	4,552
Amgen, Inc. 5.25% 3/2/2030		2,854	2,935
Amgen, Inc. 4.20% 3/1/2033		8,502	8,092
Amgen, Inc. 5.25% 3/2/2033		7,992	8,197
Amgen, Inc. 4.875% 3/1/2053		3,360	3,143
Amgen, Inc. 4.40% 2/22/2062		196	166
AstraZeneca Finance, LLC 1.75% 5/28/2028		897	803
AstraZeneca Finance, LLC 4.90% 3/3/2030		66	68
AstraZeneca Finance, LLC 2.25% 5/28/2031		1,159	1,000
AstraZeneca Finance, LLC 4.875% 3/3/2033		2,520	2,607
AstraZeneca PLC 4.00% 1/17/2029		5,920	5,848
Bausch Health Companies, Inc. 4.875% 6/1/2028[5]		830	501
Baxter International, Inc. 2.539% 2/1/2032		3,906	3,277
Bayer US Finance, LLC 6.25% 1/21/2029[5]		2,302	2,355
Bayer US Finance, LLC 6.375% 11/21/2030[5]		4,478	4,611
Bayer US Finance, LLC 6.50% 11/21/2033[5]		1,395	1,443
Bayer US Finance, LLC 6.875% 11/21/2053[5]		578	616
Bristol-Myers Squibb Co. 5.90% 11/15/2033		4,402	4,798
Bristol-Myers Squibb Co. 2.55% 11/13/2050		2,113	1,341
Bristol-Myers Squibb Co. 3.70% 3/15/2052		2,197	1,728
Bristol-Myers Squibb Co. 6.25% 11/15/2053		1,740	1,993
Centene Corp. 4.25% 12/15/2027		14,860	14,330
Centene Corp. 2.45% 7/15/2028		12,410	11,062
Centene Corp. 4.625% 12/15/2029		14,945	14,347
Centene Corp. 3.375% 2/15/2030		15,718	14,122
Centene Corp. 2.50% 3/1/2031		8,550	7,135
Centene Corp. 2.625% 8/1/2031		2,510	2,085
CVS Health Corp. 5.125% 2/21/2030		1,720	1,748
CVS Health Corp. 5.25% 1/30/2031		960	985
CVS Health Corp. 5.25% 2/21/2033		2,122	2,170
CVS Health Corp. 5.30% 6/1/2033		2,393	2,457
CVS Health Corp. 5.625% 2/21/2053		40	41
CVS Health Corp. 5.875% 6/1/2053		4,897	5,157
CVS Health Corp. 6.00% 6/1/2063		1,344	1,428
Elevance Health, Inc. 2.375% 1/15/2025		1,534	1,490
Elevance Health, Inc. 4.10% 5/15/2032		6,161	5,887
Elevance Health, Inc. 4.75% 2/15/2033		887	888
Elevance Health, Inc. 4.55% 5/15/2052		271	248
Elevance Health, Inc. 5.125% 2/15/2053		784	786
Eli Lilly and Co. 3.375% 3/15/2029		1,035	996
Eli Lilly and Co. 4.70% 2/27/2033		5,162	5,296
Eli Lilly and Co. 4.875% 2/27/2053		4,603	4,765
Eli Lilly and Co. 4.95% 2/27/2063		144	149
GE HealthCare Technologies, Inc. 5.65% 11/15/2027		4,895	5,069
GE HealthCare Technologies, Inc. 5.857% 3/15/2030		207	218

196	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
GE HealthCare Technologies, Inc. 5.905% 11/22/2032	USD	7,896	$8,426
GE HealthCare Technologies, Inc. 6.377% 11/22/2052		215	250
Gilead Sciences, Inc. 5.25% 10/15/2033		3,340	3,483
Gilead Sciences, Inc. 5.55% 10/15/2053		4,978	5,398
HCA, Inc. 5.20% 6/1/2028		4,165	4,210
HCA, Inc. 2.375% 7/15/2031		2,233	1,841
HCA, Inc. 3.625% 3/15/2032		2,400	2,147
HCA, Inc. 4.625% 3/15/2052		226	192
Johnson & Johnson 0.95% 9/1/2027		12,708	11,345
Johnson & Johnson 2.10% 9/1/2040		670	477
Johnson & Johnson 2.25% 9/1/2050		1,758	1,165
Laboratory Corporation of America Holdings 1.55% 6/1/2026		773	714
Laboratory Corporation of America Holdings 4.70% 2/1/2045		3,975	3,673
Medtronic Global Holdings S.C.A. 4.50% 3/30/2033		1,485	1,486
Merck & Co., Inc. 1.70% 6/10/2027		3,093	2,837
Merck & Co., Inc. 4.90% 5/17/2044		380	385
Merck & Co., Inc. 2.75% 12/10/2051		808	556
Merck & Co., Inc. 5.00% 5/17/2053		895	921
Merck & Co., Inc. 5.15% 5/17/2063		208	217
Pfizer Investment Enterprises Pte., Ltd. 4.45% 5/19/2028		1,375	1,375
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033		4,442	4,454
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053		3,747	3,828
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/2030		1,558	1,282
Roche Holdings, Inc. 1.93% 12/13/2028[5]		7,545	6,741
Roche Holdings, Inc. 2.076% 12/13/2031[5]		9,309	7,842
Roche Holdings, Inc. 2.607% 12/13/2051[5]		645	434
Shire Acquisitions Investments Ireland DAC 3.20% 9/23/2026		13,390	12,886
Teva Pharmaceutical Finance Netherlands III BV 7.125% 1/31/2025		45,000	45,427
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026		68,853	63,802
Teva Pharmaceutical Finance Netherlands III BV 6.75% 3/1/2028		26,824	27,441
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046		46,666	31,653
Thermo Fisher Scientific, Inc. 5.086% 8/10/2033		985	1,027
UnitedHealth Group, Inc. 3.75% 7/15/2025		5,410	5,334
UnitedHealth Group, Inc. 2.00% 5/15/2030		466	403
UnitedHealth Group, Inc. 4.20% 5/15/2032		1,664	1,629
UnitedHealth Group, Inc. 3.05% 5/15/2041		1,300	1,017
UnitedHealth Group, Inc. 4.25% 6/15/2048		960	859
UnitedHealth Group, Inc. 3.25% 5/15/2051		572	434
UnitedHealth Group, Inc. 4.95% 5/15/2062		69	68
Zoetis, Inc. 5.60% 11/16/2032		1,063	1,140
			445,189

Utilities 4.03%
AEP Texas, Inc. 3.45% 5/15/2051		1,380	990
Alabama Power Co. 3.00% 3/15/2052		3,219	2,253
Alfa Desarrollo SpA 4.55% 9/27/2051[5]		999	781
Baltimore Gas and Electric Co. 4.55% 6/1/2052		525	482
Berkshire Hathaway Energy Co. 4.50% 2/1/2045		5,895	5,465
Berkshire Hathaway Energy Co. 4.60% 5/1/2053		1,017	908
Cleveland Electric Illuminating Co. (The) 3.50% 4/1/2028[5]		2,400	2,250
Comision Federal de Electricidad 4.688% 5/15/2029[5]		3,655	3,444
Connecticut Light and Power Co. (The) 2.05% 7/1/2031		1,775	1,474
Consumers Energy Co. 4.625% 5/15/2033		3,500	3,496
Consumers Energy Co. 3.10% 8/15/2050		939	692
DTE Energy Co. 3.00% 3/1/2032		259	230
Duke Energy Carolinas, LLC 5.35% 1/15/2053		332	341
Duke Energy Corp. 3.75% 4/15/2024		3,826	3,806
Duke Energy Florida, LLC 5.875% 11/15/2033		370	399
Duke Energy Florida, LLC 3.40% 10/1/2046		5,669	4,259
Duke Energy Florida, LLC 3.00% 12/15/2051		293	200

American Funds Insurance Series	197

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Duke Energy Florida, LLC 5.95% 11/15/2052	USD	575	$630
Duke Energy Progress, LLC 3.70% 9/1/2028		3,750	3,644
Duke Energy Progress, LLC 2.00% 8/15/2031		1,775	1,467
Duke Energy Progress, LLC 2.50% 8/15/2050		644	406
Edison International 4.95% 4/15/2025		175	174
Edison International 5.75% 6/15/2027		3,181	3,251
Edison International 4.125% 3/15/2028		4,219	4,079
Edison International 5.25% 11/15/2028		4,350	4,381
Edison International 6.95% 11/15/2029		2,425	2,634
Electricité de France SA 5.70% 5/23/2028[5]		675	699
Electricité de France SA 2.625% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 2.86% on 6/1/2028)[6]	EUR	2,800	2,757
Electricité de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[5,6]	USD	1,025	1,147
Emera US Finance, LP 0.833% 6/15/2024		600	585
Emera US Finance, LP 2.639% 6/15/2031		4,400	3,615
ENN Clean Energy International Investment, Ltd. 3.375% 5/12/2026[5]		1,310	1,229
Entergy Louisiana, LLC 4.20% 9/1/2048		6,325	5,268
Entergy Louisiana, LLC 4.75% 9/15/2052		395	364
FirstEnergy Corp. 1.60% 1/15/2026		20,066	18,678
FirstEnergy Corp. 2.65% 3/1/2030		12,524	10,834
FirstEnergy Corp. 2.25% 9/1/2030		12,602	10,629
FirstEnergy Corp., Series B, 4.15% 7/15/2027		12,178	11,720
FirstEnergy Transmission, LLC 2.866% 9/15/2028[5]		4,000	3,631
Florida Power & Light Co. 5.05% 4/1/2028		1,511	1,546
Florida Power & Light Co. 4.40% 5/15/2028		1,655	1,659
Florida Power & Light Co. 2.45% 2/3/2032		1,844	1,585
Florida Power & Light Co. 5.10% 4/1/2033		7,431	7,675
Florida Power & Light Co. 4.80% 5/15/2033		1,085	1,098
Florida Power & Light Co. 5.30% 4/1/2053		1,255	1,315
Georgia Power Co. 4.65% 5/16/2028		1,050	1,059
Georgia Power Co. 4.95% 5/17/2033		1,845	1,861
Georgia Power Co. 3.70% 1/30/2050		190	150
Israel Electric Corp., Ltd. 4.25% 8/14/2028[5]		10,190	9,563
Israel Electric Corp., Ltd. 3.75% 2/22/2032[5]		340	290
Jersey Central Power & Light Co. 2.75% 3/1/2032[5]		525	444
Mid-Atlantic Interstate Transmission, LLC 4.10% 5/15/2028[5]		425	411
Mississippi Power Co. 4.25% 3/15/2042		5,020	4,289
Monongahela Power Co. 3.55% 5/15/2027[5]		1,700	1,629
NextEra Energy Capital Holdings, Inc. 5.25% 2/28/2053		1,440	1,417
NiSource, Inc. 5.40% 6/30/2033		650	671
Oncor Electric Delivery Co., LLC 4.55% 9/15/2032		205	203
Oncor Electric Delivery Co., LLC 5.65% 11/15/2033[5]		2,650	2,825
Pacific Gas and Electric Co. 3.40% 8/15/2024		2,000	1,967
Pacific Gas and Electric Co. 3.15% 1/1/2026		27,543	26,430
Pacific Gas and Electric Co. 2.95% 3/1/2026		10,850	10,284
Pacific Gas and Electric Co. 3.30% 3/15/2027		5,645	5,282
Pacific Gas and Electric Co. 3.30% 12/1/2027		9,512	8,886
Pacific Gas and Electric Co. 3.00% 6/15/2028		2,542	2,319
Pacific Gas and Electric Co. 3.75% 7/1/2028		13,075	12,258
Pacific Gas and Electric Co. 4.65% 8/1/2028		7,900	7,592
Pacific Gas and Electric Co. 6.10% 1/15/2029		3,760	3,894
Pacific Gas and Electric Co. 4.55% 7/1/2030		35,449	33,794
Pacific Gas and Electric Co. 2.50% 2/1/2031		21,597	17,836
Pacific Gas and Electric Co. 6.15% 1/15/2033		518	538
Pacific Gas and Electric Co. 6.40% 6/15/2033		11,554	12,169
Pacific Gas and Electric Co. 6.95% 3/15/2034		1,582	1,740
Pacific Gas and Electric Co. 3.30% 8/1/2040		9,898	7,260
Pacific Gas and Electric Co. 3.75% 8/15/2042		106	79
Pacific Gas and Electric Co. 4.75% 2/15/2044		336	281

198	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Pacific Gas and Electric Co. 4.95% 7/1/2050	USD	540	$462
Pacific Gas and Electric Co. 3.50% 8/1/2050		14,919	10,331
Pacific Gas and Electric Co. 6.75% 1/15/2053		185	202
PacifiCorp 4.15% 2/15/2050		475	386
PacifiCorp 3.30% 3/15/2051		325	226
PacifiCorp 2.90% 6/15/2052		111	72
PacifiCorp 5.35% 12/1/2053		1,748	1,684
PacifiCorp 5.50% 5/15/2054		4,363	4,291
Public Service Company of Colorado 2.70% 1/15/2051		2,472	1,559
Public Service Electric and Gas Co. 3.20% 5/15/2029		6,000	5,605
Public Service Electric and Gas Co. 5.20% 8/1/2033		1,200	1,246
Public Service Electric and Gas Co. 5.45% 8/1/2053		175	189
Puget Energy, Inc. 3.65% 5/15/2025		300	293
Southern California Edison Co. 4.90% 6/1/2026		1,375	1,382
Southern California Edison Co. 4.20% 3/1/2029		10,726	10,526
Southern California Edison Co. 2.85% 8/1/2029		6,945	6,336
Southern California Edison Co. 2.50% 6/1/2031		5,044	4,325
Southern California Edison Co. 5.95% 11/1/2032		1,100	1,182
Southern California Edison Co. 5.75% 4/1/2035		4,549	4,747
Southern California Edison Co. 5.35% 7/15/2035		6,450	6,692
Southern California Edison Co. 5.625% 2/1/2036		7,051	7,198
Southern California Edison Co. 5.55% 1/15/2037		3,844	3,858
Southern California Edison Co. 5.95% 2/1/2038		5,121	5,378
Southern California Edison Co. 3.60% 2/1/2045		2,417	1,882
Southern California Edison Co. 4.00% 4/1/2047		9,334	7,629
Southern California Edison Co. 3.65% 2/1/2050		14,600	11,323
Southern California Edison Co. 3.65% 6/1/2051		623	470
Southern California Edison Co. 3.45% 2/1/2052		515	376
Southwestern Electric Power Co. 1.65% 3/15/2026		3,550	3,307
Southwestern Electric Power Co. 3.25% 11/1/2051		2,270	1,534
Union Electric Co. 2.15% 3/15/2032		3,175	2,634
Virginia Electric & Power 2.30% 11/15/2031		1,700	1,430
Virginia Electric & Power 2.40% 3/30/2032		2,575	2,169
WEC Energy Group, Inc. 5.60% 9/12/2026		400	407
Wisconsin Power and Light Co. 1.95% 9/16/2031		525	427
Wisconsin Power and Light Co. 3.65% 4/1/2050		1,075	829
Wisconsin Public Service Corp. 2.85% 12/1/2051		375	248
Xcel Energy, Inc. 3.30% 6/1/2025		5,650	5,516
Xcel Energy, Inc. 1.75% 3/15/2027		4,363	3,981
Xcel Energy, Inc. 2.60% 12/1/2029		1,725	1,547
Xcel Energy, Inc. 4.60% 6/1/2032		4,600	4,488
			443,958

Consumer discretionary 3.49%
Alibaba Group Holding, Ltd. 4.00% 12/6/2037		200	172
Allied Universal Holdco, LLC 4.625% 6/1/2028[5]		335	305
Amazon.com, Inc. 1.65% 5/12/2028		3,860	3,477
Amazon.com, Inc. 3.45% 4/13/2029		600	582
Amazon.com, Inc. 2.875% 5/12/2041		650	511
Amazon.com, Inc. 3.10% 5/12/2051		5,705	4,246
Amazon.com, Inc. 3.95% 4/13/2052		1,635	1,432
Amazon.com, Inc. 3.25% 5/12/2061		4,100	3,012
Amazon.com, Inc. 4.10% 4/13/2062		470	416
Atlas LuxCo 4 SARL 4.625% 6/1/2028[5]		255	233
Bath & Body Works, Inc. 6.875% 11/1/2035		740	750
BMW US Capital, LLC 3.45% 4/1/2027[5]		1,075	1,035
BMW US Capital, LLC 5.05% 8/11/2028[5]		1,890	1,926
BMW US Capital, LLC 3.70% 4/1/2032[5]		1,350	1,259
Daimler Trucks Finance North America, LLC 1.625% 12/13/2024[5]		4,950	4,772
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[5]		3,567	3,440

American Funds Insurance Series	199

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Daimler Trucks Finance North America, LLC 5.40% 9/20/2028[5]	USD	832	$849
Daimler Trucks Finance North America, LLC 2.375% 12/14/2028[5]		3,230	2,879
Daimler Trucks Finance North America, LLC 2.50% 12/14/2031[5]		8,174	6,787
Daimler Trucks Finance North America, LLC 5.50% 9/20/2033[5]		691	705
Ford Motor Co. 3.25% 2/12/2032		620	516
Ford Motor Credit Co., LLC 5.125% 6/16/2025		3,870	3,823
Ford Motor Credit Co., LLC 6.95% 3/6/2026		855	876
Ford Motor Credit Co., LLC 6.95% 6/10/2026		755	775
Ford Motor Credit Co., LLC 2.70% 8/10/2026		200	185
Ford Motor Credit Co., LLC 4.271% 1/9/2027		18,742	17,986
Ford Motor Credit Co., LLC 4.95% 5/28/2027		485	474
Ford Motor Credit Co., LLC 4.125% 8/17/2027		39,480	37,409
Ford Motor Credit Co., LLC 3.815% 11/2/2027		3,990	3,728
Ford Motor Credit Co., LLC 7.35% 11/4/2027		7,549	7,966
Ford Motor Credit Co., LLC 6.80% 5/12/2028		2,030	2,122
Ford Motor Credit Co., LLC 6.798% 11/7/2028		762	798
Ford Motor Credit Co., LLC 2.90% 2/10/2029		1,065	934
Ford Motor Credit Co., LLC 5.113% 5/3/2029		9,854	9,591
Ford Motor Credit Co., LLC 7.35% 3/6/2030		10,668	11,469
Ford Motor Credit Co., LLC 7.20% 6/10/2030		1,015	1,082
Ford Motor Credit Co., LLC 7.122% 11/7/2033		688	742
General Motors Co. 6.125% 10/1/2025		22,221	22,526
General Motors Co. 5.40% 10/15/2029		781	795
General Motors Co. 5.40% 4/1/2048		5,200	4,758
General Motors Financial Co., Inc. 1.05% 3/8/2024		4,200	4,163
General Motors Financial Co., Inc. 4.35% 4/9/2025		11,358	11,196
General Motors Financial Co., Inc. 1.50% 6/10/2026		6,712	6,153
General Motors Financial Co., Inc. 2.35% 2/26/2027		9,771	9,000
General Motors Financial Co., Inc. 2.40% 4/10/2028		13,909	12,489
General Motors Financial Co., Inc. 5.80% 6/23/2028		2,595	2,668
General Motors Financial Co., Inc. 2.40% 10/15/2028		464	412
General Motors Financial Co., Inc. 3.60% 6/21/2030		465	422
General Motors Financial Co., Inc. 2.35% 1/8/2031		4,351	3,599
General Motors Financial Co., Inc. 2.70% 6/10/2031		3,980	3,339
General Motors Financial Co., Inc. 6.40% 1/9/2033		2,389	2,544
Grand Canyon University 4.125% 10/1/2024		4,190	3,960
Hanesbrands, Inc. 9.00% 2/15/2031[5]		528	518
Home Depot, Inc. 2.95% 6/15/2029		4,641	4,365
Home Depot, Inc. 4.50% 12/6/2048		1,915	1,808
Hyundai Capital America 3.40% 6/20/2024[5]		8,180	8,084
Hyundai Capital America 1.00% 9/17/2024[5]		605	586
Hyundai Capital America 2.65% 2/10/2025[5]		11,383	11,051
Hyundai Capital America 1.80% 10/15/2025[5]		13,274	12,481
Hyundai Capital America 6.25% 11/3/2025[5]		825	838
Hyundai Capital America 1.30% 1/8/2026[5]		6,000	5,542
Hyundai Capital America 5.50% 3/30/2026[5]		705	709
Hyundai Capital America 1.50% 6/15/2026[5]		7,475	6,829
Hyundai Capital America 1.65% 9/17/2026[5]		7,275	6,615
Hyundai Capital America 3.00% 2/10/2027[5]		9,000	8,415
Hyundai Capital America 2.375% 10/15/2027[5]		7,543	6,798
Hyundai Capital America 1.80% 1/10/2028[5]		5,965	5,234
Hyundai Capital America 5.60% 3/30/2028[5]		1,385	1,407
Hyundai Capital America 2.00% 6/15/2028[5]		5,775	5,048
Hyundai Capital America 5.68% 6/26/2028[5]		2,590	2,642
Hyundai Capital America 2.10% 9/15/2028[5]		3,010	2,633
Hyundai Capital America 6.10% 9/21/2028[5]		2,655	2,761
Hyundai Capital America 6.50% 1/16/2029[5]		1,427	1,508
Hyundai Capital America 5.80% 4/1/2030[5]		2,398	2,472
Hyundai Capital America 5.70% 6/26/2030[5]		1,555	1,593
Hyundai Capital Services, Inc. 1.25% 2/8/2026[5]		3,695	3,397
KIA Corp. 2.375% 2/14/2025[5]		210	203

200	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Marriott International, Inc. 5.75% 5/1/2025	USD	190	$191
Marriott International, Inc. 5.00% 10/15/2027		4,470	4,526
Marriott International, Inc. 4.90% 4/15/2029		653	658
McDonald’s Corp. 2.125% 3/1/2030		2,482	2,170
McDonald’s Corp. 3.60% 7/1/2030		1,014	962
McDonald’s Corp. 4.60% 9/9/2032		304	307
McDonald’s Corp. 4.95% 8/14/2033		238	245
McDonald’s Corp. 4.45% 3/1/2047		3,535	3,238
McDonald’s Corp. 3.625% 9/1/2049		2,938	2,358
McDonald’s Corp. 5.15% 9/9/2052		509	518
Nissan Motor Acceptance Co., LLC 2.75% 3/9/2028[5]		3,167	2,797
Sands China, Ltd. 2.55% 3/8/2027		2,368	2,154
Stellantis Finance US, Inc. 1.711% 1/29/2027[5]		5,486	4,985
Stellantis Finance US, Inc. 5.625% 1/12/2028[5]		825	855
Stellantis Finance US, Inc. 2.691% 9/15/2031[5]		5,119	4,286
Stellantis Finance US, Inc. 6.375% 9/12/2032[5]		8,490	9,156
Toyota Motor Credit Corp. 3.375% 4/1/2030		4,954	4,658
Toyota Motor Credit Corp. 4.55% 5/17/2030		1,625	1,636
Toyota Motor Credit Corp. 5.55% 11/20/2030		690	727
Travel + Leisure Co. 6.625% 7/31/2026[5]		675	682
Volkswagen Group of America Finance, LLC 2.85% 9/26/2024[5]		546	535
Volkswagen Group of America Finance, LLC 6.45% 11/16/2030[5]		5,190	5,529
Wynn Resorts Finance, LLC 5.125% 10/1/2029[5]		410	387
			384,385

Industrials 2.68%
ADT Security Corp. 4.125% 8/1/2029[5]		510	470
Air Lease Corp. 0.80% 8/18/2024		3,175	3,079
Air Lease Corp. 2.875% 1/15/2026		10,172	9,695
Air Lease Corp. 2.20% 1/15/2027		4,341	3,978
Air Lease Corp. 5.30% 2/1/2028		3,725	3,769
Air Lease Corp. 2.10% 9/1/2028		2,450	2,147
Avolon Holdings Funding, Ltd. 3.95% 7/1/2024[5]		12,514	12,350
Avolon Holdings Funding, Ltd. 2.125% 2/21/2026[5]		5,005	4,641
Avolon Holdings Funding, Ltd. 3.25% 2/15/2027[5]		4,594	4,252
BNSF Funding Trust I, junior subordinated, 6.613% 12/15/2055 (3-month USD-LIBOR + 2.35% on 1/15/2026)[6,8]		1,680	1,644
Boeing Co. 1.95% 2/1/2024		5,206	5,189
Boeing Co. 2.80% 3/1/2024		500	497
Boeing Co. 4.875% 5/1/2025		31,869	31,736
Boeing Co. 2.75% 2/1/2026		17,237	16,504
Boeing Co. 2.196% 2/4/2026		17,876	16,894
Boeing Co. 2.70% 2/1/2027		6,473	6,107
Boeing Co. 5.04% 5/1/2027		14,350	14,483
Boeing Co. 3.25% 2/1/2028		10,757	10,212
Boeing Co. 3.25% 3/1/2028		1,925	1,809
Boeing Co. 5.15% 5/1/2030		33,299	33,918
Boeing Co. 3.625% 2/1/2031		3,677	3,417
Boeing Co. 3.90% 5/1/2049		1,411	1,119
Boeing Co. 5.805% 5/1/2050		986	1,022
Canadian National Railway Co. 5.85% 11/1/2033		465	511
Canadian National Railway Co. 6.125% 11/1/2053		137	164
Canadian Pacific Railway Co. 1.75% 12/2/2026		1,066	984
Canadian Pacific Railway Co. 3.10% 12/2/2051		2,286	1,654
Carrier Global Corp. 5.80% 11/30/2025[5]		240	243
Carrier Global Corp. 2.722% 2/15/2030		292	261
Carrier Global Corp. 2.70% 2/15/2031		292	255
Carrier Global Corp. 5.90% 3/15/2034[5]		1,345	1,455
Carrier Global Corp. 3.377% 4/5/2040		14,710	11,847
Carrier Global Corp. 3.577% 4/5/2050		138	108

American Funds Insurance Series	201

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Carrier Global Corp. 6.20% 3/15/2054[5]	USD	827	$957
CK Hutchison International (23), Ltd. 4.75% 4/21/2028[5]		1,260	1,263
CSX Corp. 4.10% 11/15/2032		1,886	1,835
CSX Corp. 5.20% 11/15/2033		1,333	1,391
CSX Corp. 4.50% 11/15/2052		4,470	4,154
Dun & Bradstreet Corp. (The) 5.00% 12/15/2029[5]		978	913
General Dynamics Corp. 3.75% 5/15/2028		479	471
General Dynamics Corp. 3.625% 4/1/2030		387	372
Ingersoll-Rand, Inc. 5.40% 8/14/2028		801	826
Ingersoll-Rand, Inc. 5.70% 8/14/2033		946	1,001
L3Harris Technologies, Inc. 5.40% 7/31/2033		1,126	1,171
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[5]		2,690	2,592
Norfolk Southern Corp. 5.05% 8/1/2030		1,734	1,777
Norfolk Southern Corp. 5.35% 8/1/2054		1,458	1,517
Northrop Grumman Corp. 3.25% 1/15/2028		10,845	10,370
Northrop Grumman Corp. 4.70% 3/15/2033		4,259	4,298
Northrop Grumman Corp. 4.95% 3/15/2053		2,459	2,439
Republic Services, Inc. 2.375% 3/15/2033		1,635	1,368
Republic Services, Inc. 5.00% 4/1/2034		15	15
RTX Corp. 5.75% 11/8/2026		550	565
RTX Corp. 3.125% 5/4/2027		4,551	4,330
RTX Corp. 4.125% 11/16/2028		4,974	4,864
RTX Corp. 5.75% 1/15/2029		410	429
RTX Corp. 6.00% 3/15/2031		550	586
RTX Corp. 2.375% 3/15/2032		451	376
RTX Corp. 6.10% 3/15/2034		401	435
RTX Corp. 2.82% 9/1/2051		665	440
RTX Corp. 3.03% 3/15/2052		1,190	822
RTX Corp. 6.40% 3/15/2054		1,006	1,166
Summit Digitel Infrastructure Pvt, Ltd. 2.875% 8/12/2031[5]		2,550	2,094
Triton Container International, Ltd. 1.15% 6/7/2024[5]		1,609	1,570
Triton Container International, Ltd. 3.15% 6/15/2031[5]		2,482	1,977
Union Pacific Corp. 2.15% 2/5/2027		2,213	2,067
Union Pacific Corp. 2.40% 2/5/2030		4,454	3,969
Union Pacific Corp. 2.375% 5/20/2031		2,298	1,999
Union Pacific Corp. 2.80% 2/14/2032		5,244	4,655
Union Pacific Corp. 3.25% 2/5/2050		7,000	5,368
Union Pacific Corp. 2.95% 3/10/2052		1,405	998
United Rentals (North America), Inc. 5.50% 5/15/2027		2,500	2,507
Veralto Corp. 5.50% 9/18/2026[5]		350	355
Veralto Corp. 5.35% 9/18/2028[5]		2,450	2,509
Veralto Corp. 5.45% 9/18/2033[5]		1,680	1,741
Waste Management, Inc. 1.50% 3/15/2031		419	343
Waste Management, Inc. 4.15% 4/15/2032		688	672
Waste Management, Inc. 4.875% 2/15/2034		2,830	2,888
			294,869

Energy 2.45%
Antero Resources Corp. 5.375% 3/1/2030[5]		280	269
Apache Corp. 4.625% 11/15/2025		645	630
Apache Corp. 4.25% 1/15/2030		2,465	2,306
Baker Hughes Holdings, LLC 2.061% 12/15/2026		1,136	1,064
BP Capital Markets America, Inc. 4.893% 9/11/2033		3,701	3,767
BP Capital Markets America, Inc. 3.001% 3/17/2052		710	499
Canadian Natural Resources, Ltd. 2.05% 7/15/2025		754	719
Cenovus Energy, Inc. 5.375% 7/15/2025		2,763	2,769
Cenovus Energy, Inc. 4.25% 4/15/2027		13,613	13,315
Cenovus Energy, Inc. 2.65% 1/15/2032		2,969	2,462
Cenovus Energy, Inc. 5.25% 6/15/2037		289	277
Cenovus Energy, Inc. 5.40% 6/15/2047		8,809	8,336

202	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Cenovus Energy, Inc. 3.75% 2/15/2052	USD	19	$14
Cheniere Energy Partners, LP 3.25% 1/31/2032		937	800
Chevron Corp. 2.954% 5/16/2026		3,365	3,256
Chevron Corp. 3.078% 5/11/2050		692	523
Civitas Resources, Inc. 8.75% 7/1/2031[5]		1,400	1,492
Columbia Pipelines Holding Co., LLC 6.544% 11/15/2053[5]		1,152	1,270
Columbia Pipelines Operating Co., LLC 5.927% 8/15/2030[5]		268	277
Columbia Pipelines Operating Co., LLC 6.036% 11/15/2033[5]		813	852
Columbia Pipelines Operating Co., LLC 6.497% 8/15/2043[5]		546	586
ConocoPhillips Co. 3.80% 3/15/2052		15	12
ConocoPhillips Co. 5.30% 5/15/2053		6,279	6,459
ConocoPhillips Co. 5.55% 3/15/2054		1,708	1,815
Devon Energy Corp. 4.50% 1/15/2030		5,197	4,994
DT Midstream, Inc. 4.125% 6/15/2029[5]		555	511
Ecopetrol SA 4.625% 11/2/2031		270	229
Ecopetrol SA 8.875% 1/13/2033		15,110	16,434
Enbridge, Inc. 6.20% 11/15/2030		1,650	1,766
Enbridge, Inc. 6.70% 11/15/2053		3,722	4,334
Energy Transfer, LP 6.40% 12/1/2030		479	513
Energy Transfer, LP 6.55% 12/1/2033		1,641	1,783
Energy Transfer, LP 6.625% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.155% on 2/15/2028)[6,8]		500	419
Energy Transfer, LP (3-month USD CME Term SOFR + 4.29%) 9.669% junior subordinated perpetual bonds[2]		7,850	7,548
EQT Corp. 5.70% 4/1/2028		1,223	1,242
EQT Corp. 7.25% 2/1/2030[6]		7,500	8,058
Equinor ASA 3.625% 9/10/2028		4,928	4,807
Equinor ASA 3.125% 4/6/2030		20,000	18,790
Equinor ASA 3.25% 11/18/2049		5,687	4,316
Exxon Mobil Corp. 3.043% 3/1/2026		4,625	4,494
Exxon Mobil Corp. 2.61% 10/15/2030		1,040	931
Kinder Morgan, Inc. 5.20% 6/1/2033		871	866
Occidental Petroleum Corp. 8.875% 7/15/2030		4,345	5,090
Occidental Petroleum Corp. 6.60% 3/15/2046		478	518
Odebrecht Drilling Services, LLC 7.50% 6/15/2030[5]		6	6
Odebrecht Oil & Gas Finance, Ltd. 0% perpetual bonds[5]		1,150	40
Oleoducto Central SA 4.00% 7/14/2027[5]		1,715	1,595
Oleoducto Central SA 4.00% 7/14/2027		350	326
ONEOK, Inc. 5.55% 11/1/2026		736	749
ONEOK, Inc. 5.65% 11/1/2028		467	484
ONEOK, Inc. 5.80% 11/1/2030		681	708
ONEOK, Inc. 6.05% 9/1/2033		5,781	6,128
ONEOK, Inc. 6.625% 9/1/2053		5,607	6,282
Petroleos Mexicanos 4.875% 1/18/2024		1,563	1,560
Petroleos Mexicanos 6.875% 10/16/2025		5,000	4,923
Petroleos Mexicanos 6.49% 1/23/2027		20,653	19,393
Petroleos Mexicanos 6.50% 3/13/2027		31,829	29,691
Petroleos Mexicanos 6.50% 1/23/2029		2,404	2,123
Petroleos Mexicanos 8.75% 6/2/2029		5,805	5,647
Petroleos Mexicanos 5.95% 1/28/2031		648	518
Petroleos Mexicanos 6.70% 2/16/2032		7,876	6,545
Qatar Energy 2.25% 7/12/2031[5]		22,020	18,773
Qatar Energy 3.30% 7/12/2051[5]		2,185	1,601
Sabine Pass Liquefaction, LLC 5.75% 5/15/2024		856	856
Shell International Finance BV 3.875% 11/13/2028		9,410	9,269
Shell International Finance BV 2.75% 4/6/2030		377	345
Southwestern Energy Co. 5.70% 1/23/2025[6]		495	493
TotalEnergies Capital International SA 3.455% 2/19/2029		885	854
TransCanada Pipelines, Ltd. 4.10% 4/15/2030		1,578	1,502
Western Midstream Operating, LP 3.10% 2/1/2025[6]		2,782	2,709

American Funds Insurance Series	203

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Western Midstream Operating, LP 4.05% 2/1/2030[6]	USD	2,202	$2,062
Western Midstream Operating, LP 5.25% 2/1/2050[6]		3,079	2,764
Williams Companies, Inc. 4.30% 3/4/2024		595	594
			269,952

Communication services 2.21%
AT&T, Inc. 1.70% 3/25/2026		18,834	17,625
AT&T, Inc. 1.65% 2/1/2028		4,700	4,187
AT&T, Inc. 4.30% 2/15/2030		15,940	15,622
AT&T, Inc. 2.55% 12/1/2033		12,748	10,397
AT&T, Inc. 5.40% 2/15/2034		629	649
CCO Holdings, LLC 5.125% 5/1/2027[5]		4,800	4,641
CCO Holdings, LLC 4.75% 2/1/2032[5]		1,265	1,117
CCO Holdings, LLC 4.25% 1/15/2034[5]		3,875	3,154
Charter Communications Operating, LLC 2.80% 4/1/2031		6,057	5,113
Charter Communications Operating, LLC 4.40% 4/1/2033		1,092	1,009
Charter Communications Operating, LLC 5.75% 4/1/2048		5,000	4,444
Charter Communications Operating, LLC 5.25% 4/1/2053		835	700
Comcast Corp. 3.15% 2/15/2028		7,200	6,867
Comcast Corp. 4.55% 1/15/2029		1,610	1,618
Comcast Corp. 4.80% 5/15/2033		4,508	4,566
Comcast Corp. 2.887% 11/1/2051		18	12
Comcast Corp. 5.35% 5/15/2053		4,840	5,011
Comcast Corp. 5.50% 5/15/2064		250	263
Lumen Technologies, Inc. 4.00% 2/15/2027[5]		6,756	4,366
Netflix, Inc. 4.875% 4/15/2028		16,341	16,570
Netflix, Inc. 5.875% 11/15/2028		14,365	15,159
Netflix, Inc. 6.375% 5/15/2029		3,592	3,909
Netflix, Inc. 5.375% 11/15/2029[5]		12,140	12,555
News Corp. 5.125% 2/15/2032[5]		1,300	1,235
SBA Tower Trust 1.631% 11/15/2026[5]		6,741	6,026
Sirius XM Radio, Inc. 4.00% 7/15/2028[5]		675	625
Sprint, LLC 7.625% 2/15/2025		1,305	1,329
Tencent Holdings, Ltd. 2.39% 6/3/2030[5]		10,000	8,527
T-Mobile USA, Inc. 3.50% 4/15/2025		3,275	3,208
T-Mobile USA, Inc. 2.25% 2/15/2026		2,388	2,264
T-Mobile USA, Inc. 2.625% 4/15/2026		6,421	6,111
T-Mobile USA, Inc. 3.75% 4/15/2027		5,000	4,851
T-Mobile USA, Inc. 4.95% 3/15/2028		705	715
T-Mobile USA, Inc. 4.80% 7/15/2028		175	177
T-Mobile USA, Inc. 2.625% 2/15/2029		1,718	1,548
T-Mobile USA, Inc. 2.40% 3/15/2029		1,058	950
T-Mobile USA, Inc. 3.875% 4/15/2030		4,500	4,269
T-Mobile USA, Inc. 2.875% 2/15/2031		15,783	13,924
T-Mobile USA, Inc. 5.05% 7/15/2033		2,137	2,154
T-Mobile USA, Inc. 5.75% 1/15/2034		730	775
T-Mobile USA, Inc. 3.00% 2/15/2041		2,100	1,573
T-Mobile USA, Inc. 6.00% 6/15/2054		1,520	1,669
Verizon Communications, Inc. 4.329% 9/21/2028		1,539	1,523
Verizon Communications, Inc. 1.75% 1/20/2031		9,144	7,525
Verizon Communications, Inc. 2.55% 3/21/2031		5,047	4,353
Verizon Communications, Inc. 2.355% 3/15/2032		2,775	2,309
Verizon Communications, Inc. 3.40% 3/22/2041		1,085	864
Verizon Communications, Inc. 3.55% 3/22/2051		1,520	1,172
Verizon Communications, Inc. 3.875% 3/1/2052		3,155	2,559
Vodafone Group PLC 4.25% 9/17/2050		3,050	2,534
WarnerMedia Holdings, Inc. 3.428% 3/15/2024		6,552	6,518
WarnerMedia Holdings, Inc. 3.638% 3/15/2025		3,056	2,991
WarnerMedia Holdings, Inc. 3.755% 3/15/2027		3,685	3,532
WarnerMedia Holdings, Inc. 4.054% 3/15/2029		596	566

204	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
WarnerMedia Holdings, Inc. 4.279% 3/15/2032	USD	112	$103
WarnerMedia Holdings, Inc. 5.05% 3/15/2042		719	634
WarnerMedia Holdings, Inc. 5.141% 3/15/2052		5,408	4,645
ZipRecruiter, Inc. 5.00% 1/15/2030[5]		490	428
			243,740

Consumer staples 1.55%
7-Eleven, Inc. 1.80% 2/10/2031[5]		2,923	2,377
7-Eleven, Inc. 2.80% 2/10/2051[5]		5,000	3,221
Altria Group, Inc. 4.40% 2/14/2026		4,585	4,545
Altria Group, Inc. 4.50% 5/2/2043		1,585	1,325
Altria Group, Inc. 5.95% 2/14/2049		3,184	3,250
Anheuser-Busch InBev Worldwide, Inc. 4.75% 1/23/2029		7,500	7,624
Anheuser-Busch InBev Worldwide, Inc. 5.55% 1/23/2049		4,715	5,074
BAT Capital Corp. 3.557% 8/15/2027		9,271	8,854
BAT Capital Corp. 2.259% 3/25/2028		2,353	2,107
BAT Capital Corp. 6.343% 8/2/2030		2,210	2,322
BAT Capital Corp. 4.742% 3/16/2032		2,675	2,568
BAT Capital Corp. 6.421% 8/2/2033		6,375	6,676
BAT Capital Corp. 4.39% 8/15/2037		812	681
BAT Capital Corp. 7.079% 8/2/2043		1,323	1,406
BAT Capital Corp. 4.54% 8/15/2047		10,760	8,279
BAT Capital Corp. 4.758% 9/6/2049		15,972	12,684
BAT Capital Corp. 5.65% 3/16/2052		120	108
BAT Capital Corp. 7.081% 8/2/2053		3,769	4,033
BAT International Finance PLC 3.95% 6/15/2025[5]		16,879	16,540
BAT International Finance PLC 1.668% 3/25/2026		4,070	3,782
BAT International Finance PLC 4.448% 3/16/2028		2,925	2,879
Conagra Brands, Inc. 5.30% 11/1/2038		436	427
Conagra Brands, Inc. 5.40% 11/1/2048		37	36
Constellation Brands, Inc. 3.50% 5/9/2027		7,500	7,230
Constellation Brands, Inc. 4.35% 5/9/2027		890	883
Constellation Brands, Inc. 2.25% 8/1/2031		1,487	1,250
Constellation Brands, Inc. 4.75% 5/9/2032		1,978	1,972
Constellation Brands, Inc. 4.90% 5/1/2033		2,807	2,826
H.J. Heinz Co. 4.875% 10/1/2049		2,725	2,586
Indofood CBP Sukses Makmur Tbk PT 3.398% 6/9/2031		3,110	2,695
Indofood CBP Sukses Makmur Tbk PT 4.745% 6/9/2051		685	557
J. M. Smucker Co. (The) 6.20% 11/15/2033		701	765
J. M. Smucker Co. (The) 6.50% 11/15/2053		310	358
JBS USA Lux SA 2.50% 1/15/2027		3,000	2,763
JBS USA Lux SA 3.00% 2/2/2029		2,709	2,385
JBS USA Lux SA 5.50% 1/15/2030		435	428
JBS USA Lux SA 3.625% 1/15/2032		1,286	1,104
JBS USA Lux SA 3.00% 5/15/2032		2,872	2,341
JBS USA Lux SA 5.75% 4/1/2033		523	519
PepsiCo, Inc. 1.95% 10/21/2031		4,763	4,047
Philip Morris International, Inc. 4.875% 2/13/2026		2,508	2,517
Philip Morris International, Inc. 5.25% 9/7/2028		2,800	2,882
Philip Morris International, Inc. 5.125% 2/15/2030		982	999
Philip Morris International, Inc. 5.50% 9/7/2030		4,565	4,735
Philip Morris International, Inc. 5.375% 2/15/2033		1,644	1,687
Philip Morris International, Inc. 4.875% 11/15/2043		4,407	4,145
Reynolds American, Inc. 4.45% 6/12/2025		14,570	14,415
Reynolds American, Inc. 5.85% 8/15/2045		1,395	1,308
Walmart, Inc. 4.10% 4/15/2033		1,479	1,466
Walmart, Inc. 4.50% 4/15/2053		1,277	1,242
			170,903

American Funds Insurance Series	205

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate 0.82%
American Tower Corp. 3.65% 3/15/2027	USD	1,375	$1,324
Boston Properties, LP 2.90% 3/15/2030		955	818
Boston Properties, LP 3.25% 1/30/2031		463	398
Boston Properties, LP 2.55% 4/1/2032		1,674	1,334
Boston Properties, LP 2.45% 10/1/2033		1,335	1,017
Boston Properties, LP 6.50% 1/15/2034		10,849	11,457
Corp. Inmobiliaria Vesta, SAB de CV 3.625% 5/13/2031[5]		395	340
Corporate Office Properties, LP 2.00% 1/15/2029		1,139	950
Corporate Office Properties, LP 2.75% 4/15/2031		1,547	1,252
Corporate Office Properties, LP 2.90% 12/1/2033		564	441
Crown Castle, Inc. 5.00% 1/11/2028		4,874	4,859
Equinix, Inc. 2.90% 11/18/2026		2,762	2,625
Equinix, Inc. 3.20% 11/18/2029		2,146	1,973
Equinix, Inc. 2.50% 5/15/2031		3,390	2,880
Equinix, Inc. 3.90% 4/15/2032		1,155	1,073
Equinix, Inc. 3.40% 2/15/2052		436	320
FibraSOMA 4.375% 7/22/2031[5]		1,475	1,119
Howard Hughes Corp. (The) 5.375% 8/1/2028[5]		420	404
Howard Hughes Corp. (The) 4.125% 2/1/2029[5]		2,430	2,170
Howard Hughes Corp. (The) 4.375% 2/1/2031[5]		3,135	2,724
Invitation Homes Operating Partnership, LP 2.30% 11/15/2028		767	681
Invitation Homes Operating Partnership, LP 2.00% 8/15/2031		1,333	1,062
Iron Mountain, Inc. 5.25% 3/15/2028[5]		3,020	2,938
Iron Mountain, Inc. 5.25% 7/15/2030[5]		675	643
Prologis, LP 4.875% 6/15/2028		1,040	1,054
Prologis, LP 4.75% 6/15/2033		1,409	1,429
Prologis, LP 5.125% 1/15/2034		6,175	6,378
Prologis, LP 5.25% 6/15/2053		117	122
Public Storage Operating Co. 2.30% 5/1/2031		2,920	2,511
Scentre Group Trust 1 3.50% 2/12/2025[5]		4,015	3,930
Service Properties Trust 4.50% 3/15/2025		855	836
Service Properties Trust 3.95% 1/15/2028		1,710	1,403
Service Properties Trust 8.625% 11/15/2031[5]		3,040	3,187
VICI Properties, LP 4.375% 5/15/2025		670	659
VICI Properties, LP 4.75% 2/15/2028		6,844	6,704
VICI Properties, LP 4.95% 2/15/2030		5,515	5,357
VICI Properties, LP 5.125% 5/15/2032		11,766	11,483
VICI Properties, LP 5.625% 5/15/2052		550	528
			90,383

Information technology 0.33%
Analog Devices, Inc. 2.10% 10/1/2031		270	230
Analog Devices, Inc. 2.80% 10/1/2041		521	389
Broadcom Corp. 3.875% 1/15/2027		5,966	5,825
Broadcom, Inc. 4.00% 4/15/2029[5]		609	588
Broadcom, Inc. 4.15% 4/15/2032[5]		630	594
Broadcom, Inc. 3.469% 4/15/2034[5]		9,934	8,647
Broadcom, Inc. 3.137% 11/15/2035[5]		847	696
Broadcom, Inc. 4.926% 5/15/2037[5]		2,879	2,788
Oracle Corp. 1.65% 3/25/2026		4,867	4,541
Oracle Corp. 3.60% 4/1/2050		75	56
Oracle Corp. 3.95% 3/25/2051		4,064	3,188
Oracle Corp. 5.55% 2/6/2053		1,684	1,686
Salesforce, Inc. 1.95% 7/15/2031		4,590	3,923
Salesforce, Inc. 2.70% 7/15/2041		414	317
Salesforce, Inc. 2.90% 7/15/2051		2,442	1,748
ServiceNow, Inc. 1.40% 9/1/2030		1,760	1,448
			36,664

206	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials 0.23%
Air Products and Chemicals, Inc. 2.70% 5/15/2040	USD	2,911	$2,221
BHP Billiton Finance (USA), Ltd. 4.875% 2/27/2026		1,225	1,232
BHP Billiton Finance (USA), Ltd. 4.75% 2/28/2028		1,307	1,321
BHP Billiton Finance (USA), Ltd. 4.90% 2/28/2033		303	310
BHP Billiton Finance (USA), Ltd. 5.25% 9/8/2033		138	143
BHP Billiton Finance (USA), Ltd. 5.50% 9/8/2053		911	995
Braskem Netherlands Finance BV 7.25% 2/13/2033[5]		700	590
Celanese US Holdings, LLC 6.165% 7/15/2027		2,875	2,949
Celanese US Holdings, LLC 6.35% 11/15/2028		495	520
Celanese US Holdings, LLC 6.33% 7/15/2029		297	312
Celanese US Holdings, LLC 6.55% 11/15/2030		465	492
Celanese US Holdings, LLC 6.379% 7/15/2032		800	846
Celanese US Holdings, LLC 6.70% 11/15/2033		1,031	1,119
EIDP, Inc. 4.50% 5/15/2026		1,494	1,489
EIDP, Inc. 4.80% 5/15/2033		4,070	4,116
Methanex Corp. 5.125% 10/15/2027		510	499
NOVA Chemicals Corp. 8.50% 11/15/2028[5]		205	215
NOVA Chemicals Corp. 4.25% 5/15/2029[5]		425	358
Nutrien, Ltd. 4.90% 3/27/2028		567	573
Nutrien, Ltd. 5.80% 3/27/2053		402	431
OCI NV 6.70% 3/16/2033[5]		1,150	1,176
POSCO 5.75% 1/17/2028[5]		745	765
Rio Tinto Finance (USA) PLC 5.00% 3/9/2033		440	457
Rio Tinto Finance (USA) PLC 5.125% 3/9/2053		470	489
South32 Treasury, Ltd. 4.35% 4/14/2032[5]		1,271	1,147
			24,765

Municipals 0.01%
Aeropuerto Internacional de Tocumen, SA 4.00% 8/11/2041[5]		730	550
Aeropuerto Internacional de Tocumen, SA 5.125% 8/11/2061[5]		565	431
			981

Total corporate bonds, notes & loans			3,489,598

U.S. Treasury bonds & notes 16.55%
U.S. Treasury 15.75%
U.S. Treasury 1.50% 2/29/2024		407	404
U.S. Treasury 2.125% 2/29/2024		7,655	7,617
U.S. Treasury 3.875% 3/31/2025		25,252	25,035
U.S. Treasury 4.625% 6/30/2025		67,785	67,949
U.S. Treasury 3.00% 7/15/2025		97,643	95,547
U.S. Treasury 5.00% 9/30/2025		34,410	34,766
U.S. Treasury 5.00% 10/31/2025		27,980	28,303
U.S. Treasury 2.25% 11/15/2025		6,785	6,537
U.S. Treasury 4.00% 12/15/2025		42,800	42,583
U.S. Treasury 3.625% 5/15/2026		1,926	1,904
U.S. Treasury 4.125% 6/15/2026		205	205
U.S. Treasury 4.375% 8/15/2026		265	267
U.S. Treasury 0.75% 8/31/2026		8,871	8,138
U.S. Treasury 4.625% 11/15/2026		3,589	3,647
U.S. Treasury 4.375% 12/15/2026		1,510	1,525
U.S. Treasury 1.875% 2/28/2027		4,000	3,752
U.S. Treasury 2.625% 5/31/2027		43,530	41,682
U.S. Treasury 2.25% 11/15/2027		105,830	99,534
U.S. Treasury 6.125% 11/15/2027		24,000	25,890
U.S. Treasury 1.125% 2/29/2028		9,895	8,850
U.S. Treasury 4.00% 2/29/2028		4,750	4,767
U.S. Treasury 3.625% 3/31/2028		13	13
U.S. Treasury 1.00% 7/31/2028		5,630	4,953
U.S. Treasury 1.125% 8/31/2028		13,555	11,971
U.S. Treasury 5.25% 11/15/2028		5,700	6,044

American Funds Insurance Series	207

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 4.375% 11/30/2028	USD	257,605		$263,673
U.S. Treasury 2.375% 5/15/2029		4,070		3,776
U.S. Treasury 3.875% 12/31/2029		44,049		43,995
U.S. Treasury 4.00% 2/28/2030		38,255		38,464
U.S. Treasury 3.75% 5/31/2030		13,300		13,188
U.S. Treasury 4.125% 8/31/2030		11,215		11,361
U.S. Treasury 4.875% 10/31/2030		119,598		126,578
U.S. Treasury 4.375% 11/30/2030		201		207
U.S. Treasury 1.625% 5/15/2031		1,630		1,399
U.S. Treasury 4.125% 11/15/2032		114		116
U.S. Treasury 4.50% 11/15/2033		25,599		26,889
U.S. Treasury 4.25% 5/15/2039[10]		102,285		105,523
U.S. Treasury 1.125% 5/15/2040[10]		103,968		67,187
U.S. Treasury 1.375% 11/15/2040		24,540		16,328
U.S. Treasury 1.875% 2/15/2041		36,900		26,585
U.S. Treasury 2.00% 11/15/2041		57		41
U.S. Treasury 2.375% 2/15/2042		2,701		2,077
U.S. Treasury 4.75% 11/15/2043		37,304		40,087
U.S. Treasury 3.00% 2/15/2049		105,455		86,053
U.S. Treasury 2.875% 5/15/2049		290		231
U.S. Treasury 2.875% 5/15/2052		990		790
U.S. Treasury 4.00% 11/15/2052		13,243		13,099
U.S. Treasury 4.125% 8/15/2053[10]		286,044		289,918
U.S. Treasury 4.75% 11/15/2053		22,160		24,920
				1,734,368

U.S. Treasury inflation-protected securities 0.80%
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[11]		—	[3]	—	[3]
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2024[11]		23,422		23,032
U.S. Treasury Inflation-Protected Security 0.25% 1/15/2025[11]		2,927		2,842
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[11]		5,270		5,108
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[11]		5,798		5,508
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2027[11]		49,653		47,200
U.S. Treasury Inflation-Protected Security 0.50% 1/15/2028[10,11]		4,054		3,838
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[11]		1		1
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2052[11]		188		116
U.S. Treasury Inflation-Protected Security 1.50% 2/15/2053[11]		60		54
				87,699

Total U.S. Treasury bonds & notes				1,822,067

Asset-backed obligations 5.02%
ACHV ABS Trust, Series 2023-4CP, Class A, 6.81% 11/25/2030[1,5]		542		543
ACHV ABS Trust, Series 2023-4CP, Class B, 7.24% 11/25/2030[1,5]		347		350
Affirm Asset Securitization Trust, Series 2021-Z2, Class A, 1.17% 11/16/2026[1,5]		231		224
Affirm Asset Securitization Trust, Series 2022-X1, Class A, 1.75% 2/15/2027[1,5]		102		100
Affirm, Inc., Series 2023-X1, Class A, 7.11% 11/15/2028[1,5]		2,761		2,770
Ally Auto Receivables Trust, Series 2023-1, Class A3, 5.46% 5/15/2028[1]		505		511
American Credit Acceptance Receivables Trust, Series 2020-3, Class D, 2.40% 6/15/2026[1,5]		1,773		1,766
American Credit Acceptance Receivables Trust, Series 2022-3, Class B, 4.55% 10/13/2026[1,5]		210		210
American Credit Acceptance Receivables Trust, Series 2023-2, Class A, 5.89% 10/13/2026[1,5]		683		683
American Credit Acceptance Receivables Trust, Series 2021-1, Class C, 0.83% 3/15/2027[1,5]		40		40
American Credit Acceptance Receivables Trust, Series 2021-1, Class D, 1.14% 3/15/2027[1,5]		806		792
American Credit Acceptance Receivables Trust, Series 2023-4, Class B, 6.63% 2/14/2028[1,5]		4,033		4,085

208	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
American Homes 4 Rent, Series 2014-SFR2, Class A, 3.786% 10/17/2036[1,5]	USD	1,108	$1,091
American Homes 4 Rent, Series 2015-SFR2, Class A, 3.732% 10/17/2052[1,5]		2,719	2,637
American Homes 4 Rent, Series 2015-SFR2, Class B, 4.295% 10/17/2052[1,5]		396	387
AmeriCredit Automobile Receivables Trust, Series 2023-1, Class A2A, 5.84% 10/19/2026[1]		1,076	1,076
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class B, 0.69% 1/19/2027[1]		997	963
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class C, 1.01% 1/19/2027[1]		1,109	1,039
AmeriCredit Automobile Receivables Trust, Series 2021-2, Class D, 1.29% 6/18/2027[1]		2,613	2,415
Avis Budget Rental Car Funding (AESOP), LLC, Series 2018-2A, Class A, 4.00% 3/20/2025[1,5]		1,378	1,374
Avis Budget Rental Car Funding (AESOP), LLC, Series 2019-2A, Class A, 3.35% 9/22/2025[1,5]		2,210	2,184
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-1A, Class A, 2.33% 8/20/2026[1,5]		7,689	7,356
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class A, 2.02% 2/20/2027[1,5]		2,427	2,266
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2A, Class B, 2.96% 2/20/2027[1,5]		623	590
Avis Budget Rental Car Funding (AESOP), LLC, Series 2020-2, Class C, 4.25% 2/20/2027[1,5]		1,279	1,217
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class A, 1.38% 8/20/2027[1,5]		3,445	3,137
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class B, 1.63% 8/20/2027[1,5]		531	480
Avis Budget Rental Car Funding (AESOP), LLC, Series 2021-1A, Class C, 2.13% 8/20/2027[1,5]		193	173
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-5, Class A, 5.78% 4/20/2028[1,5]		6,724	6,816
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[1,5]		5,059	5,177
Ballyrock CLO, Ltd., Series 2019-2A, Class A1AR, (3-month USD CME Term SOFR + 1.262%) 6.629% 11/20/2030[1,2,5]		407	406
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class A, 0.90% 10/17/2034[1,5]		90	87
Bankers Healthcare Group Securitization Trust, Series 2021-B, Class B, 1.67% 10/17/2034[1,5]		269	246
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class A, 2.443% 7/15/2046[1,5]		3,553	3,070
Blackbird Capital II Aircraft Lease, Ltd. / Blackbird Capital II Aircraft Lease US, LLC, Series 2021-1, Class B, 3.446% 7/15/2046[1,5]		412	343
BMW Vehicle Owner Trust, Series 2023-A, Class A3, 5.47% 2/25/2028[1]		213	215
Bridgecrest Lending Auto Securitization Trust, Series 2023-1, Class A3, 6.51% 11/15/2027[1]		881	892
Bridgecrest Lending Auto Securitization Trust, Series 2023-1, Class B, 6.80% 8/15/2029[1]		1,400	1,428
CarMax Auto Owner Trust, Series 2023-2, Class A2A, 5.50% 6/15/2026[1]		619	619
CarMax Auto Owner Trust, Series 2021-1, Class C, 0.94% 12/15/2026[1]		210	198
CarMax Auto Owner Trust, Series 2021-1, Class D, 1.28% 7/15/2027[1]		206	194
Carvana Auto Receivables Trust, Series 2023-N3, Class A, 6.41% 9/10/2027[1,5]		242	243
Carvana Auto Receivables Trust, Series 2023-P3, Class A3, 5.82% 8/10/2028[1,5]		469	475
Carvana Auto Receivables Trust, Series 2021-N4, Class C, 1.72% 9/11/2028[1]		130	122
Carvana Auto Receivables Trust, Series 2023-P3, Class A4, 5.71% 7/10/2029[1,5]		172	175
Castlelake Aircraft Securitization Trust, Series 2021-1, Class A, 2.868% 5/11/2037[1,5]		15,083	13,093
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 3.464% 5/11/2037[1,5]		5,863	4,911
Castlelake Aircraft Securitization Trust, Series 2021-1, Class C, 6.171% 5/11/2037[1,5]		643	513
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 8/15/2041[1,5]		502	456
CF Hippolyta, LLC, Series 2020-1, Class A1, 1.69% 7/15/2060[1,5]		18,497	17,110
CF Hippolyta, LLC, Series 2020-1, Class A2, 1.99% 7/15/2060[1,5]		1,921	1,641
CF Hippolyta, LLC, Series 2020-1, Class B1, 2.28% 7/15/2060[1,5]		3,362	3,081
CF Hippolyta, LLC, Series 2020-1, Class B2, 2.60% 7/15/2060[1,5]		364	298
CF Hippolyta, LLC, Series 2021-1, Class A1, 1.53% 3/15/2061[1,5]		5,994	5,365

American Funds Insurance Series	209

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
CF Hippolyta, LLC, Series 2021-1, Class B1, 1.98% 3/15/2061[1,5]	USD	1,898	$1,614
CF Hippolyta, LLC, Series 2022-1, Class A1, 5.97% 8/15/2062[1,5]		14,984	14,763
CF Hippolyta, LLC, Series 2022-1, Class A2, 6.11% 8/15/2062[1,5]		6,572	6,436
Chesapeake Funding II, LLC, Series 2023-2, Class A1, 6.16% 10/15/2035[1,5]		1,169	1,182
Citizens Auto Receivables Trust, Series 2023-2, Class A3, 5.83% 2/15/2028[1,5]		1,635	1,659
Citizens Auto Receivables Trust, Series 2023-2, Class A4, 5.74% 10/15/2030[1,5]		799	817
CLI Funding VI, LLC, Series 2020-2A, Class A, 2.03% 9/15/2045[1,5]		1,994	1,786
CLI Funding VI, LLC, Series 2020-3A, Class A, 2.07% 10/18/2045[1,5]		4,124	3,705
CLI Funding VIII, LLC, Series 2021-1A, Class A, 2.38% 2/18/2046[1,5]		378	331
CPS Auto Receivables Trust, Series 2022-B, Class A, 2.88% 6/15/2026[1,5]		419	417
CPS Auto Receivables Trust, Series 2023-C, Class A, 6.13% 9/15/2026[1,5]		456	457
CPS Auto Receivables Trust, Series 2021-A, Class D, 1.16% 12/15/2026[1,5]		451	441
CPS Auto Receivables Trust, Series 2023-B, Class A, 5.91% 8/16/2027[1,5]		929	930
CPS Auto Receivables Trust, Series 2022-B, Class B, 3.88% 8/15/2028[1,5]		2,111	2,083
CPS Auto Receivables Trust, Series 2022-B, Class C, 4.33% 8/15/2028[1,5]		2,797	2,740
CPS Auto Trust, Series 2023-D, Class A, 6.40% 6/15/2027[1,5]		1,785	1,791
Discover Card Execution Note Trust, Series 2023-A1, Class A, 4.31% 3/15/2028[1]		8,396	8,343
Drive Auto Receivables Trust, Series 2021-1, Class C, 1.02% 6/15/2027[1]		976	971
Drive Auto Receivables Trust, Series 2021-1, Class D, 1.45% 1/16/2029[1]		4,053	3,889
DriveTime Auto Owner Trust, Series 2020-3A, Class C, 1.47% 6/15/2026[1,5]		248	245
DriveTime Auto Owner Trust, Series 2021-1A, Class C, 0.84% 10/15/2026[1,5]		353	349
DriveTime Auto Owner Trust, Series 2021-1A, Class D, 1.16% 11/16/2026[1,5]		449	430
DriveTime Auto Owner Trust, Series 2021-2A, Class C, 1.10% 2/16/2027[1,5]		887	875
DriveTime Auto Owner Trust, Series 2021-2A, Class D, 1.50% 2/16/2027[1,5]		832	793
DriveTime Auto Owner Trust, Series 2023-2, Class A, 5.88% 4/15/2027[1,5]		430	430
DriveTime Auto Owner Trust, Series 2023-3, Class C, 6.40% 5/15/2029[1,5]		819	828
DriveTime Auto Owner Trust, Series 2023-3, Class D, 7.12% 5/15/2029[1,5]		846	861
EDvestinU Private Education Loan, LLC, Series 2021-A, Class A, 1.80% 11/25/2045[1,5]		368	326
Enterprise Fleet Financing, LLC, Series 2022-3, Class A3, 4.29% 7/20/2029[1,5]		897	880
Enterprise Fleet Financing, LLC, Series 2022-3, Class A2, 4.38% 7/20/2029[1,5]		1,057	1,046
Exeter Automobile Receivables Trust, Series 2019-2A, Class D, 3.71% 3/17/2025[1,5]		475	475
Exeter Automobile Receivables Trust, Series 2023-1, Class A2, 5.61% 6/16/2025[1]		63	63
Exeter Automobile Receivables Trust, Series 2019-3A, Class D, 3.11% 8/15/2025[1,5]		843	838
Exeter Automobile Receivables Trust, Series 2023-3, Class A2, 6.11% 9/15/2025[1]		164	164
Exeter Automobile Receivables Trust, Series 2022-6, Class A2, 5.73% 11/17/2025[1]		26	26
Exeter Automobile Receivables Trust, Series 2020-1A, Class D, 2.73% 12/15/2025[1,5]		352	347
Exeter Automobile Receivables Trust, Series 2021-2, Class C, 0.98% 6/15/2026[1]		697	688
Exeter Automobile Receivables Trust, Series 2020-3A, Class D, 1.73% 7/15/2026[1]		577	570
Exeter Automobile Receivables Trust, Series 2023-3, Class A3, 6.04% 7/15/2026[1]		100	100
Exeter Automobile Receivables Trust, Series 2022-2A, Class B, 3.65% 10/15/2026[1]		2,470	2,458
Exeter Automobile Receivables Trust, Series 2022-4A, Class B, 4.57% 1/15/2027[1]		568	565
Exeter Automobile Receivables Trust, Series 2023-5, Class A3, 6.32% 3/15/2027[1]		1,709	1,725
Exeter Automobile Receivables Trust, Series 2021-2, Class D, 1.40% 4/15/2027[1]		2,612	2,467
Exeter Automobile Receivables Trust, Series 2023-3, Class B, 6.11% 9/15/2027[1]		232	233
Exeter Automobile Receivables Trust, Series 2023-5, Class B, 6.58% 4/17/2028[1]		5,028	5,095
Exeter Automobile Receivables Trust, Series 2023-3, Class C, 6.21% 6/15/2028[1]		418	422
Exeter Automobile Receivables Trust, Series 2022-2A, Class D, 4.56% 7/17/2028[1]		271	263
Exeter Automobile Receivables Trust, Series 2023-3, Class D, 6.68% 4/16/2029[1]		758	766
Exeter Automobile Receivables Trust, Series 2023-1, Class D, 6.69% 6/15/2029[1]		462	466
Exeter Automobile Receivables Trust, Series 2023-3, Class E, 9.98% 1/15/2031[1,5]		1,014	1,051
First National Master Note Trust, Series 2023-1, Class A, 5.13% 4/16/2029[1]		1,184	1,189
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 10/19/2037[1,5]		17,789	16,497
FirstKey Homes Trust, Series 2021-SFR3, Class A, 2.135% 12/17/2038[1,5]		1,378	1,254
FirstKey Homes Trust, Series 2022-SFR2, Class A, 4.145% 5/17/2039[1,5]		1,731	1,664
Flagship Credit Auto Trust, Series 2023-3, Class A3, 5.44% 4/17/2028[1,5]		561	563
Flagship Credit Auto Trust, Series 2023-3, Class B, 5.64% 7/16/2029[1,5]		312	314
Flagship Credit Auto Trust, Series 2023-3, Class C, 6.01% 7/16/2029[1,5]		454	456
Flagship Credit Auto Trust, Series 2023-3, Class D, 6.58% 8/15/2029[1,5]		307	306
Ford Credit Auto Owner Trust, Series 2023-A, Class A2A, 5.14% 3/15/2026[1]		1,954	1,950
Ford Credit Auto Owner Trust, Series 2023-B, Class A3, 5.23% 5/15/2028[1]		765	772
Ford Credit Auto Owner Trust, Series 2023-B, Class A4, 5.06% 2/15/2029[1]		597	605

210	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.52% 7/15/2030[1,5]	USD	2,180	$2,178
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 7/15/2031[1,5]		30,070	29,459
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 8/15/2031[1,5]		1,619	1,565
Ford Credit Auto Owner Trust, Series 2023-1, Class A, 4.85% 8/15/2035[1,5]		4,218	4,236
Ford Credit Floorplan Master Owner Trust, Series 2023-1, Class A1, 4.92% 5/15/2028[1,5]		5,833	5,852
GCI Funding I, LLC, Series 2020-1, Class A, 2.82% 10/18/2045[1,5]		1,760	1,595
GCI Funding I, LLC, Series 2021-1, Class A, 2.38% 6/18/2046[1,5]		1,288	1,134
GCI Funding I, LLC, Series 2021-1, Class B, 3.04% 6/18/2046[1,5]		143	120
Global SC Finance VII SRL, Series 2020-2A, Class A, 2.26% 11/19/2040[1,5]		2,446	2,246
Global SC Finance VII SRL, Series 2021-1A, Class A, 1.86% 4/17/2041[1,5]		8,588	7,666
Global SC Finance VII SRL, Series 2021-2A, Class A, 1.95% 8/17/2041[1,5]		2,399	2,154
Global SC Finance VII SRL, Series 2021-2A, Class B, 2.49% 8/17/2041[1,5]		187	166
GLS Auto Receivables Trust, Series 2023-2, Class A2, 5.70% 1/15/2027[1,5]		560	559
GLS Auto Receivables Trust, Series 2023-4, Class A3, 6.42% 6/15/2027[1,5]		4,751	4,798
GLS Auto Receivables Trust, Series 2023-3, Class B, 5.89% 1/18/2028[1,5]		1,175	1,181
GLS Auto Receivables Trust, Series 2023-3, Class C, 6.01% 5/15/2029[1,5]		561	567
GLS Auto Receivables Trust, Series 2023-3, Class D, 6.44% 5/15/2029[1,5]		507	509
GM Financial Automobile Leasing Trust, Series 2023-3, Class A3, 5.38% 11/20/2026[1]		807	813
GM Financial Automobile Leasing Trust, Series 2023-3, Class A4, 5.44% 8/20/2027[1]		101	102
GM Financial Consumer Automobile Receivables Trust, Series 2023-3, Class A3, 5.45% 6/16/2028[1]		483	491
GM Financial Consumer Automobile Receivables Trust, Series 2023-3, Class A4, 5.34% 12/18/2028[1]		320	326
GM Financial Revolving Receivables Trust, Series 2023-1, Class A, 5.12% 4/11/2035[1,5]		4,815	4,902
GM Financial Revolving Receivables Trust, Series 2022-1, Class A, 5.91% 10/11/2035[1,5]		2,703	2,815
GM Financial Revolving Receivables Trust, Series 2023-2, Class A, 5.77% 8/11/2036[1,5]		3,984	4,158
GMF Floorplan Owner Revolving Trust, Series 2023-1, Class A1, 5.34% 6/15/2028[1,5]		1,600	1,621
GMF Floorplan Owner Revolving Trust, Series 2023-1, Class A, 5.34% 6/17/2030[1,5]		948	970
Hertz Vehicle Financing III, LLC, Series 2021-A, Class B, 9.44% 6/25/2025[1,5,7]		8,590	8,590
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[1,5]		12,703	12,267
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class B, 1.56% 12/26/2025[1,5]		1,171	1,128
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class C, 2.05% 12/26/2025[1,5]		810	780
Hertz Vehicle Financing III, LLC, Series 2023-1, Class 1D, 9.13% 6/25/2027[1,5]		330	332
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class A, 1.68% 12/27/2027[1,5]		17,770	16,117
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027[1,5]		1,264	1,143
Hertz Vehicle Financing III, LLC, Series 2021-2A, Class C, 2.52% 12/27/2027[1,5]		859	771
Hertz Vehicle Financing III, LLC, Series 2023-3, Class B, 6.53% 2/25/2028[1,5]		396	404
Hertz Vehicle Financing III, LLC, Series 2023-3, Class C, 7.26% 2/25/2028[1,5]		585	595
Hertz Vehicle Financing III, LLC, Series 2022-2, Class D, 5.16% 6/26/2028[1,5]		1,174	1,056
Hertz Vehicle Financing III, LLC, Series 2022-5, Class D, 6.78% 9/25/2028[1,5]		881	829
Hertz Vehicle Financing III, LLC, Series 2023-4, Class B, 6.73% 3/25/2030[1,5]		454	470
Hertz Vehicle Financing III, LLC, Series 2023-4, Class C, 7.51% 3/25/2030[1,5]		289	300
Honda Auto Receivables Owner Trust, Series 2023-1, Class A3, 5.04% 4/21/2027[1]		342	343
Honda Auto Receivables Owner Trust, Series 2023-1, Class A4, 4.38% 6/21/2029[1]		188	190
Hyundai Auto Receivables Trust, Series 2023-B, Class A3, 5.48% 4/17/2028[1]		160	163
Hyundai Auto Receivables Trust, Series 2023-B, Class A4, 5.31% 8/15/2029[1]		160	163
LAD Auto Receivables Trust, Series 2021-1A, Class A, 1.30% 8/17/2026[1,5]		270	266
LAD Auto Receivables Trust, Series 2023-1, Class A2, 5.68% 10/15/2026[1,5]		1,135	1,134
LAD Auto Receivables Trust, Series 2021-1A, Class B, 1.94% 11/16/2026[1,5]		304	295
LAD Auto Receivables Trust, Series 2022-1, Class A, 5.21% 6/15/2027[1,5]		654	650
LAD Auto Receivables Trust, Series 2023-1, Class A3, 5.48% 6/15/2027[1,5]		706	706
LAD Auto Receivables Trust, Series 2023-2, Class A2, 5.93% 6/15/2027[1,5]		1,733	1,735
LAD Auto Receivables Trust, Series 2022-1, Class B, 5.87% 9/15/2027[1,5]		438	439
LAD Auto Receivables Trust, Series 2023-4, Class A3, 6.10% 12/15/2027[1,5]		1,622	1,640
LAD Auto Receivables Trust, Series 2023-2, Class A3, 5.42% 2/15/2028[1,5]		861	862
LAD Auto Receivables Trust, Series 2023-2, Class B, 5.45% 4/15/2028[1,5]		615	614
LAD Auto Receivables Trust, Series 2023-3, Class B, 6.09% 6/15/2028[1,5]		848	860
LAD Auto Receivables Trust, Series 2023-2, Class C, 5.58% 9/15/2028[1,5]		1,361	1,359

American Funds Insurance Series	211

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
LAD Auto Receivables Trust, Series 2023-4, Class B, 6.39% 10/16/2028[1,5]	USD	3,223	$3,281
LAD Auto Receivables Trust, Series 2023-3, Class C, 6.43% 12/15/2028[1,5]		714	727
LAD Auto Receivables Trust, Series 2022-1, Class C, 6.85% 4/15/2030[1,5]		623	626
LAD Auto Receivables Trust, Series 2023-3, Class D, 6.92% 12/16/2030[1,5]		483	491
LAD Auto Receivables Trust, Series 2023-2, Class D, 6.30% 2/15/2031[1,5]		123	122
Madison Park Funding, Ltd., CLO, Series 2015-17A, Class AR2, (3-month USD CME Term SOFR + 1.262%) 6.674% 7/21/2030[1,2,5]		862	862
Marathon CLO, Ltd., Series 2017-9A, Class A1AR, (3-month USD CME Term SOFR + 1.412%) 6.805% 4/15/2029[1,2,5]		241	241
Mercedes-Benz Auto Receivables Trust, Series 2023-2, Class A3, 5.95% 11/15/2028[1]		1,050	1,080
Merchants Fleet Funding, LLC, Series 2023-1, Class A, 7.21% 5/20/2036[1,5]		1,398	1,413
Mission Lane Credit Card Master Trust, Series 2022-B, Class A1, 8.25% 1/15/2028[1,7,12]		1,006	1,009
Mission Lane Credit Card Master Trust, Series 2022-B, Class A2, 8.73% 1/15/2028[1,7,12]		150	150
Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.23% 7/17/2028[1,5]		3,155	3,160
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[1,5]		3,390	2,942
Navient Student Loan Trust, Series 2021-EA, Class A, 0.97% 12/16/2069[1,5]		2,139	1,845
Navient Student Loan Trust, Series 2021-G, Class A, 1.58% 4/15/2070[1,5]		773	671
Navigator Aircraft ABS, Ltd., Series 2021-1, Class A, 2.771% 11/15/2046[1,5]		4,056	3,548
Nelnet Student Loan Trust, Series 2021-C, Class AFX, 1.32% 4/20/2062[1,5]		243	219
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[1,5]		4,235	3,838
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 4/20/2062[1,5]		9,668	8,787
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD CME Term SOFR + 0.854%) 6.212% 4/20/2062[1,2,5]		3,126	3,077
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[1,5]		50,765	44,506
Newark BSL CLO 2, Ltd., Series 2017-1A, Class A1R, (3-month USD CME Term SOFR + 1.232%) 6.61% 7/25/2030[1,2,5]		245	245
Nissan Auto Receivables Owner Trust, Series 2023-B, Class A3, 5.93% 3/15/2028[1]		598	613
Oportun Funding, LLC, Series 2021-A, Class A, 1.21% 3/8/2028[1,5]		122	117
Palmer Square Loan Funding, CLO, Series 2021-1, Class A1, (3-month USD CME Term SOFR + 1.162%) 6.577% 4/20/2029[1,2,5]		151	151
PFS Financing Corp., Series 2021-B, Class A, 0.775% 8/17/2026[1,5]		7,884	7,640
PFS Financing Corp., Series 2022-D, Class A, 4.27% 8/16/2027[1,5]		1,721	1,692
PFS Financing Corp., Series 2023-D, Class A, (30-day Average USD-SOFR + 1.15%) 6.488% 8/16/2027[1,2,5]		1,393	1,394
PFS Financing Corp., Series 2023-A, Class A, 5.80% 3/15/2028[1,5]		1,710	1,736
PFS Financing Corp., Series 2023-B, Class A, 5.27% 5/15/2028[1,5]		4,558	4,583
PFS Financing Corp., Series 2023-C, Class A, 5.52% 10/16/2028[1,5]		909	920
Prestige Auto Receivables Trust, Series 2019-1A, Class D, 3.01% 8/15/2025[1,5]		915	911
Prestige Auto Receivables Trust, Series 2023-1, Class A2, 5.88% 3/16/2026[1,5]		204	204
Prestige Auto Receivables Trust, Series 2023-2, Class B, 6.64% 12/15/2027[1,5]		5,088	5,165
Prodigy Finance DAC, Series 2021-1A, Class A, (1-month USD CME Term SOFR + 1.364%) 6.72% 7/25/2051[1,2,5]		324	322
Santander Drive Auto Receivables Trust, Series 2023-2, Class A2, 5.87% 3/16/2026[1]		238	238
Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.90% 6/15/2026[1]		377	375
Santander Drive Auto Receivables Trust, Series 2020-3, Class D, 1.64% 11/16/2026[1]		1,274	1,252
Santander Drive Auto Receivables Trust, Series 2022-5, Class B, 4.43% 3/15/2027[1]		917	906
Santander Drive Auto Receivables Trust, Series 2021-2, Class D, 1.35% 7/15/2027[1]		1,802	1,736
Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.95% 9/15/2027[1]		672	666
Santander Drive Auto Receivables Trust, Series 2021-3, Class D, 1.33% 9/15/2027[1]		2,236	2,137
Santander Drive Auto Receivables Trust, Series 2022-5, Class C, 4.74% 10/15/2028[1]		856	843
Santander Drive Auto Receivables Trust, Series 2023-4, Class B, 5.77% 12/15/2028[1]		700	710
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A2A, 5.89% 3/22/2027[1,5]		1,845	1,848
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A3, 5.47% 10/20/2028[1,5]		624	631
SFS Auto Receivables Securitization Trust, Series 2023-1, Class A4, 5.47% 12/20/2029[1,5]		361	366
SLAM, Ltd., Series 2021-1, Class A, 2.434% 6/15/2046[1,5]		2,459	2,130
SLAM, Ltd., Series 2021-1, Class B, 3.422% 6/15/2046[1,5]		453	382
SMB Private Education Loan Trust, Series 2023-C, Class A1A, 5.67% 11/15/2052[1,5]		865	871

212	American Funds Insurance Series

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
SMB Private Education Loan Trust, Series 2023-C, Class A1B, (30-day Average USD-SOFR + 1.55%) 6.888% 11/15/2052[1,2,5]	USD	956	$958
SOLRR Aircraft Aviation Holding, Ltd., Series 2021-1, Class A, 2.636% 10/15/2046[1,5]		2,217	1,916
SPRITE, Ltd., Series 2021-1, Class A, 3.75% 11/15/2046[1,5]		2,712	2,489
Stellar Jay Ireland DAC, Series 2021-1, Class A, 3.967% 10/15/2041[1,5]		365	311
Stonepeak Infrastructure Partners, Series 2021-1A, Class AA, 2.301% 2/28/2033[1,5]		821	755
Stonepeak Infrastructure Partners, Series 2021-1A, Class A, 2.675% 2/28/2033[1,5]		925	844
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 9/15/2075[1,5]		1,677	1,562
Synchrony Card Issuance Trust, Series 2023-A, Class A, 5.54% 7/15/2029[1]		6,025	6,141
TAL Advantage V, LLC, Series 2020-1A, Class A, 2.05% 9/20/2045[1,5]		2,563	2,329
Textainer Marine Containers, Ltd., Series 2020-1A, Class A, 2.73% 8/21/2045[1,5]		1,056	987
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 9/20/2045[1,5]		1,944	1,762
Textainer Marine Containers, Ltd., Series 2021-1A, Class A, 1.68% 2/20/2046[1,5]		5,610	4,926
Textainer Marine Containers, Ltd., Series 2021-1A, Class B, 2.52% 2/20/2046[1,5]		313	273
Textainer Marine Containers, Ltd., Series 2021-2A, Class A, 2.23% 4/20/2046[1,5]		4,720	4,220
TIF Funding II, LLC, Series 2020-1A, Class A, 2.09% 8/20/2045[1,5]		3,932	3,534
TIF Funding II, LLC, Series 2021-1A, Class B, 2.54% 2/20/2046[1,5]		118	100
Toyota Auto Loan Extended Note Trust, Series 2019-1, Class A, 2.56% 11/25/2031[1,5]		6,000	5,925
Triton Container Finance VIII, LLC, Series 2020-1, Class A, 2.11% 9/20/2045[1,5]		9,323	8,298
Triton Container Finance VIII, LLC, Series 2021-1, Class A, 1.86% 3/20/2046[1,5]		3,208	2,799
Triton Container Finance VIII, LLC, Series 2021-1A, Class B, 2.58% 3/20/2046[1,5]		312	269
Verizon Master Trust, Series 2023-2, Class A, 4.89% 4/13/2028[1]		1,215	1,212
Verizon Master Trust, Series 2023-3, Class A, 4.73% 4/21/2031[1,5]		5,380	5,425
Westlake Automobile Receivables Trust, Series 2020-3A, Class C, 1.24% 11/17/2025[1,5]		40	40
Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.65% 2/17/2026[1,5]		3,023	2,975
Westlake Automobile Receivables Trust, Series 2021-2, Class B, 0.62% 7/15/2026[1,5]		18	18
Westlake Automobile Receivables Trust, Series 2021-2, Class C, 0.89% 7/15/2026[1,5]		2,181	2,143
Westlake Automobile Receivables Trust, Series 2023-2, Class A2A, 5.87% 7/15/2026[1,5]		136	136
Westlake Automobile Receivables Trust, Series 2021-2, Class D, 1.23% 12/15/2026[1,5]		1,446	1,376
Westlake Automobile Receivables Trust, Series 2023-2, Class A3, 5.80% 2/16/2027[1,5]		1,799	1,805
Westlake Automobile Receivables Trust, Series 2023-3, Class A3, 5.82% 5/17/2027[1,5]		3,420	3,439
Westlake Automobile Receivables Trust, Series 2023-4, Class A3, 6.24% 7/15/2027[1,5]		3,052	3,088
Westlake Automobile Receivables Trust, Series 2023-3, Class B, 5.92% 9/15/2028[1,5]		1,175	1,181
Westlake Automobile Receivables Trust, Series 2023-3, Class C, 6.02% 9/15/2028[1,5]		2,219	2,228
Westlake Automobile Receivables Trust, Series 2023-3, Class D, 6.47% 3/15/2029[1,5]		1,236	1,238
World Omni Auto Receivables Trust, Series 2023-C, Class A3, 5.15% 11/15/2028[1]		290	293
World Omni Auto Receivables Trust, Series 2023-C, Class A4, 5.03% 11/15/2029[1]		232	234
			552,395

Municipals 1.42%
California 0.02%
G.O. Bonds, Series 2009, 7.50% 4/1/2034		2,100	2,552
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 6/1/2034		450	380
			2,932

Illinois 1.33%
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-C, 6.319% 11/1/2029		65	65
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2009-E, 6.138% 12/1/2039		31,050	29,426
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Dedicated Rev.), Series 2010-D, 6.519% 12/1/2040		8,945	8,579
City of Chicago, Board of Education, Unlimited Tax G.O. Bonds (Qualified School Construction Bonds), Series 2009-G, 1.75% 12/15/2025		2,500	2,300
G.O. Bonds, Pension Funding, Series 2003, 5.10% 6/1/2033		107,000	105,974
			146,344

American Funds Insurance Series	213

The Bond Fund of America (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Municipals (continued)
Texas 0.03%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052	USD	4,075	$3,071

Wisconsin 0.04%
Public Fin. Auth., Federal Lease Rev. Bonds (Fort Sam Acquisition Fncg.), Series 2022, 4.95% 3/1/2034		4,560	4,320

Total municipals			156,667

Bonds & notes of governments & government agencies outside the U.S. 0.96%
Chile (Republic of) 4.00% 1/31/2052		580	478
Colombia (Republic of) 7.50% 2/2/2034		2,530	2,677
Dominican Republic 5.95% 1/25/2027[5]		8,100	8,147
Dominican Republic 7.05% 2/3/2031[5]		680	716
Greece (Hellenic Republic of) 1.50% 6/18/2030	EUR	10,830	11,050
Greece (Hellenic Republic of) 0.75% 6/18/2031		9,600	9,078
Greece (Hellenic Republic of) 4.25% 6/15/2033		23,825	28,874
Indonesia (Republic of) 6.625% 2/15/2034	IDR	11,783,000	766
Indonesia (Republic of), Series 96, 7.00% 2/15/2033		43,391,000	2,922
Indonesia (Republic of), Series 68, 8.375% 3/15/2034		53,026,000	3,852
Indonesia Asahan Aluminium (Persero) PT 5.80% 5/15/2050[5]	USD	1,150	1,119
Paraguay (Republic of) 5.00% 4/15/2026		960	954
Poland (Republic of) 5.75% 11/16/2032		555	600
Poland (Republic of) 4.875% 10/4/2033		830	844
Portuguese Republic 5.125% 10/15/2024		24,775	24,753
Qatar (State of) 4.50% 4/23/2028[5]		5,100	5,167
Qatar (State of) 5.103% 4/23/2048[5]		3,400	3,450
			105,447

Federal agency bonds & notes 0.10%
Fannie Mae 2.125% 4/24/2026		11,910	11,385

Total bonds, notes & other debt instruments (cost: $10,781,545,000)			10,585,349

Common stocks 0.00%		Shares
Energy 0.00%
FORESEA Holding SA, Class C, nonvoting shares[5,13]		555	14
FORESEA Holding SA, Class B5,13		61	1

Total common stocks (cost: $8,000)			15

Short-term securities 19.70%
Money market investments 19.70%
Capital Group Central Cash Fund 5.44%[14,15]		21,685,475	2,168,331

Total short-term securities (cost: $2,168,297,000)			2,168,331
Total investment securities 115.86% (cost: $12,949,850,000)			12,753,695
Other assets less liabilities (15.86)%			(1,745,781)

Net assets 100.00%			$11,007,914

214	American Funds Insurance Series

The Bond Fund of America (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
30 Day Federal Funds Futures	Long	1	5/1/2024	USD	396	$1
3 Month SOFR Futures	Short	4,914	3/20/2024		(1,162,683)	222
3 Month SOFR Futures	Short	13	9/18/2024		(3,103)	(11)
2 Year U.S. Treasury Note Futures	Long	8,681	4/3/2024		1,787,540	15,145
5 Year U.S. Treasury Note Futures	Long	14,104	4/3/2024		1,534,141	29,630
10 Year French Government Bond Futures	Long	448	3/11/2024		65,041	2,271
10 Year Euro-Bund Futures	Short	427	3/11/2024		(64,684)	(1,914)
10 Year Japanese Government Bond Futures	Short	106	3/20/2024		(110,293)	(388)
10 Year U.S. Treasury Note Futures	Long	8,749	3/28/2024		987,680	25,113
10 Year Ultra U.S. Treasury Note Futures	Short	417	3/28/2024		(49,213)	56
20 Year U.S. Treasury Bond Futures	Short	5,626	3/28/2024		(702,898)	(48,703)
30 Year Ultra U.S. Treasury Bond Futures	Long	3,092	3/28/2024		413,072	36,848
						$58,270

Forward currency contracts

						Unrealized
						appreciation
Contract amount						(depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)
USD	4,190	EUR	3,861	Morgan Stanley	1/8/2024	$(74)
USD	12,682	EUR	11,740	Citibank	1/9/2024	(285)
EUR	1,418	USD	1,531	Morgan Stanley	1/11/2024	35
USD	56,925	EUR	52,030	Bank of America	1/22/2024	(572)
						$(896)

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

							Upfront	Unrealized
							premium	appreciation
Receive		Pay			Notional	Value at	paid	(depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
4.8585%	Annual	U.S. EFFR	Annual	1/12/2024	USD65,416	$ (17)	$—	$(17)
4.8674%	Annual	U.S. EFFR	Annual	1/12/2024	USD95,844	(24)	—	(24)
4.8615%	Annual	U.S. EFFR	Annual	1/12/2024	USD130,900	(34)	—	(34)
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	USD27,000	(218)	—	(218)
3.52647%	Annual	U.S. EFFR	Annual	6/16/2024	USD72,532	(575)	—	(575)
3.5291%	Annual	U.S. EFFR	Annual	6/16/2024	USD78,378	(621)	—	(621)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	USD4,154	(34)	—	(34)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	USD19,800	(165)	—	(165)
4.8195%	Annual	SOFR	Annual	9/1/2025	USD42,100	363	—	363
4.9035%	Annual	SOFR	Annual	9/14/2025	USD42,065	444	—	444
4.4555%	Annual	SOFR	Annual	12/6/2025	USD95,750	601	—	601
3.998%	Annual	SOFR	Annual	12/4/2028	USD40,040	811	—	811
SOFR	Annual	3.8275%	Annual	9/1/2033	USD9,600	(270)	—	(270)

American Funds Insurance Series	215

The Bond Fund of America (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

								Upfront	Unrealized
								premium	appreciation
Receive		Pay			Notional		Value at	paid	(depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
SOFR	Annual	3.997%	Annual	9/14/2033	USD	9,615	$(405)	$—	$(405)
SOFR	Annual	3.2975%	Annual	3/8/2051	USD	39,095	499	—	499
							$355	$—	$355

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)	Value at 12/31/2023 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2023 (000)
CDX.NA.IG.41	1.00%	Quarterly	12/20/2028	USD4,979	$(97)	$(59)	$(38)
CDX.NA.HY.41	5.00%	Quarterly	12/20/2028	50,708	(2,958)	(1,527)	(1,431)
					$(3,055)	$(1,586)	$(1,469)

Investments in affiliates15

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 19.70%
Money market investments 19.70%
Capital Group Central Cash Fund 5.44%[14]	$1,425,720	$5,625,174	$4,882,543	$145	$(165)	$2,168,331	$103,521

Restricted securities12

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Mission Lane Credit Card Master Trust, Series 2022-B, Class A1, 8.25% 1/15/2028[1,7]	12/6/2022	$1,006	$1,009	.01%
Mission Lane Credit Card Master Trust, Series 2022-B, Class A2, 8.73% 1/15/2028[1,7]	12/6/2022	150	150	.00 [16]
Total		$1,156	$1,159	.01%

216	American Funds Insurance Series

The Bond Fund of America (continued)

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[3]	Amount less than one thousand.
[4]	Purchased on a TBA basis.
[5]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,427,458,000, which represented 12.97% of the net assets of the fund.
[6]	Step bond; coupon rate may change at a later date.
[7]	Value determined using significant unobservable inputs.
[8]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[9]	Scheduled interest and/or principal payment was not received.
[10]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $63,649,000, which represented .58% of the net assets of the fund.
[11]	Index-linked bond whose principal amount moves with a government price index.
[12]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $1,159,000, which represented .01% of the net assets of the fund.
[13]	Security did not produce income during the last 12 months.
[14]	Rate represents the seven-day yield at 12/31/2023.
[15]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[16]	Amount less than .01%.

Key to abbreviation(s)

Assn. = Association
Auth. = Authority

CLO = Collateralized Loan Obligations
CME = CME Group
CMO = Collateralized Mortgage Obligations
DAC = Designated Activity Company
EFFR = Effective Federal Funds Rate
EUR = Euros
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
ICE = Intercontinental Exchange, Inc.

IDR = Indonesian rupiah

LIBOR = London Interbank Offered Rate
Ref. = Refunding
Rev. = Revenue
SOFR = Secured Overnight Financing Rate
TBA = To be announced
USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	217

Capital World Bond Fund

Investment portfolio December 31, 2023

Bonds, notes & other debt instruments 92.41%	Principal amount (000)		Value (000)
Euros 22.02%
AIA Group, Ltd. 0.88% 9/9/2033 (5-year EUR Mid-Swap + 1.10% on 9/9/2028)[1]	EUR	2,800	$2,640
Albania (Republic of) 5.90% 6/9/2028		800	905
Alpha Bank SA 5.50% 6/11/2031 (5-year EUR Mid-Swap + 5.823% on 6/11/2026)[1]		680	732
Altria Group, Inc. 3.125% 6/15/2031		800	803
American Honda Finance Corp. 1.95% 10/18/2024		560	609
American Tower Corp. 0.45% 1/15/2027		2,525	2,552
American Tower Corp. 0.875% 5/21/2029		1,470	1,417
Anheuser-Busch InBev SA/NV 1.125% 7/1/2027		2,000	2,087
AT&T, Inc. 1.60% 5/19/2028		2,350	2,439
AT&T, Inc. 4.30% 11/18/2034		260	304
Banco de Sabadell, SA 5.25% 2/7/2029 (1-year EUR Mid-Swap + 2.40% on 2/7/2028)[1]		2,100	2,397
Banco de Sabadell, SA 5.50% 9/8/2029 (1-year EUR-ICE Swap EURIBOR + 2.40% on 9/8/2028)[1]		700	805
Bank of America Corp. 3.648% 3/31/2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028)[1,2]		5,000	5,563
Banque Federative du Credit Mutuel 3.875% 6/16/2032 (5-year EUR Mid-Swap + 2.20% on 6/16/2027)[1]		2,800	3,059
Baxter International, Inc. 1.30% 5/15/2029		2,000	1,987
Belgium (Kingdom of), Series 97, 3.00% 6/22/2033		1,530	1,745
Belgium (Kingdom of) 3.30% 6/22/2054		880	992
BPCE SA 1.00% 4/1/2025		2,900	3,104
BPCE SA 4.50% 1/13/2033		1,400	1,628
British American Tobacco PLC 3.00% subordinated perpetual bonds (5-year EUR Mid-Swap + 3.372% on 12/27/2026)[1]		2,400	2,375
Bulgaria (Republic of) 4.375% 5/13/2031		900	1,046
Bulgaria (Republic of) 4.50% 1/27/2033		865	1,005
CaixaBank, SA 2.25% 4/17/2030 (5-year EUR Annual (vs. 6-month EUR-EURIBOR) + 1.68% on 4/17/2025)[1]		3,800	4,054
Celanese US Holdings, LLC 4.777% 7/19/2026		235	264
Deutsche Bank AG 1.75% 11/19/2030 (3-month EUR-EURIBOR + 2.05% on 11/19/2029)[1]		2,100	2,018
Deutsche Bank AG 4.00% 6/24/2032 (3-month EUR-EURIBOR + 3.30% on 6/24/2027)[1]		700	745
Deutsche Telekom International Finance BV 7.50% 1/24/2033		200	297
Dow Chemical Co. (The) 0.50% 3/15/2027		1,110	1,123
E.ON SE 1.625% 3/29/2031		810	809
Egypt (Arab Republic of) 5.625% 4/16/2030		300	212
Electricité de France SA 2.625% junior subordinated perpetual bonds (5-year EUR Mid-Swap + 2.86% on 6/1/2028)[1]		1,400	1,379
Equinor ASA 1.375% 5/22/2032		3,650	3,565
Eurobank Ergasias Services and Holdings SA 10.00% 12/6/2032 (5-year EUR Mid-Swap + 7.588% on 12/6/2027)[1]		1,240	1,537
Eurobank SA 2.25% 3/14/2028 (1-year EUR Mid-Swap + 2.634% on 3/14/2027)[1]		100	103
Eurobank SA 7.00% 1/26/2029 (1-year EUR Mid-Swap + 4.418% on 1/26/2028)[1]		420	501
European Investment Bank 0.25% 1/20/2032		4,900	4,531
European Investment Bank 1.50% 6/15/2032		1,000	1,018
European Investment Bank 2.875% 1/12/2033		4,500	5,079
European Union 0.25% 10/22/2026		610	635
European Union 0% 7/4/2031		705	646
European Union 0% 7/4/2035		220	177
European Union 0.20% 6/4/2036		1,500	1,207
European Union 0.70% 7/6/2051		3,000	1,889
Finland (Republic of) 3.00% 9/15/2033		2,740	3,139
Finland (Republic of) 2.75% 4/15/2038		380	419
French Republic O.A.T. 0.75% 2/25/2028		4,500	4,682
French Republic O.A.T. 0% 11/25/2030		19,550	18,459
French Republic O.A.T. 0% 5/25/2032		2,120	1,917
French Republic O.A.T. 2.00% 11/25/2032		4,260	4,535
French Republic O.A.T. 3.00% 5/25/2033		1,920	2,206
French Republic O.A.T. 0.50% 5/25/2040		2,080	1,593
French Republic O.A.T. 0.75% 5/25/2052		2,850	1,807

218	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Euros (continued)
French Republic O.A.T. 3.00% 5/25/2054	EUR	2,140	$2,323
Germany (Federal Republic of) 2.50% 3/13/2025		6,245	6,868
Germany (Federal Republic of) 0% 4/11/2025		2,100	2,240
Germany (Federal Republic of) 0% 10/9/2026		6,060	6,313
Germany (Federal Republic of) 0% 4/16/2027		32,700	33,811
Germany (Federal Republic of) 1.30% 10/15/2027		6,380	6,876
Germany (Federal Republic of) 0% 2/15/2030		13,340	13,143
Germany (Federal Republic of) 0% 8/15/2030		6,285	6,135
Germany (Federal Republic of) 0% 8/15/2031		12,600	12,045
Germany (Federal Republic of) 1.70% 8/15/2032		2,381	2,575
Germany (Federal Republic of) 1.00% 5/15/2038		1,175	1,104
Germany (Federal Republic of) 0% 8/15/2050		1,200	739
Goldman Sachs Group, Inc. 3.375% 3/27/2025[2]		5,000	5,511
Greece (Hellenic Republic of) 3.875% 6/15/2028		11,590	13,531
Greece (Hellenic Republic of) 1.50% 6/18/2030		2,020	2,061
Greece (Hellenic Republic of) 0.75% 6/18/2031		700	662
Greece (Hellenic Republic of) 1.75% 6/18/2032		4,730	4,762
Greece (Hellenic Republic of) 3.90% 1/30/2033		3,200	3,767
Greece (Hellenic Republic of) 4.25% 6/15/2033		985	1,194
Greece (Hellenic Republic of) 4.375% 7/18/2038		2,330	2,836
Greece (Hellenic Republic of) 1.875% 1/24/2052		7,918	6,280
ING Groep NV 5.25% 11/14/2033 (3-month EUR-EURIBOR + 2.15% on 11/14/2032)[1]		1,200	1,459
Ireland (Republic of) 3.00% 10/18/2043		2,010	2,310
Israel (State of) 2.875% 1/29/2024		1,180	1,303
Italy (Republic of) 1.85% 7/1/2025		17,700	19,212
Italy (Republic of) 1.35% 4/1/2030		7	7
JPMorgan Chase & Co. 0.389% 2/24/2028 (3-month EUR-EURIBOR + 0.65% on 2/24/2027)[1,2]		3,208	3,229
KfW 0.125% 6/30/2025		590	626
Magyar Export-Import Bank 6.00% 5/16/2029		1,430	1,679
Metropolitan Life Global Funding I 0.55% 6/16/2027[2]		2,000	2,030
Morgan Stanley 2.103% 5/8/2026 (3-month EUR-EURIBOR + 0.904% on 5/8/2025)[1]		580	626
Morgan Stanley 2.95% 5/7/2032 (3-month EUR-EURIBOR + 1.245% on 5/7/2031)[1]		1,535	1,607
Morocco (Kingdom of) 3.50% 6/19/2024		1,400	1,543
Morocco (Kingdom of) 1.50% 11/27/2031		1,920	1,701
National Bank of Greece SA 8.00% 1/3/2034 (5-year EUR-ICE Swap EURIBOR + 4.646% on 1/3/2029)[1]		600	708
NatWest Group PLC 0.78% 2/26/2030 (3-month EUR-EURIBOR + 0.949% on 2/26/2029)[1]		2,725	2,596
PepsiCo, Inc. 0.75% 10/14/2033		2,000	1,811
Philippines (Republic of) 0.25% 4/28/2025		875	922
Portuguese Republic 0.475% 10/18/2030		1,610	1,564
Portuguese Republic 3.50% 6/18/2038		3,140	3,638
Quebec (Province of) 0.25% 5/5/2031		920	849
Quebec (Province of) 0.50% 1/25/2032		1,155	1,066
Romania 2.125% 3/7/2028		1,440	1,447
Romania 3.75% 2/7/2034		530	506
Serbia (Republic of) 1.50% 6/26/2029		2,363	2,209
Shell International Finance BV 1.50% 4/7/2028		2,000	2,091
Spain (Kingdom of) 1.45% 4/30/2029		1,890	1,972
Spain (Kingdom of) 1.25% 10/31/2030		1,295	1,302
Spain (Kingdom of) 0.50% 10/31/2031		1,247	1,160
Spain (Kingdom of) 3.15% 4/30/2033		3,647	4,098
Spain (Kingdom of) 3.55% 10/31/2033		8,440	9,770
Spain (Kingdom of) 3.90% 7/30/2039		530	621
Spain (Kingdom of) 1.90% 10/31/2052		1,010	773
State Grid Overseas Investment (2016), Ltd. 1.375% 5/2/2025		441	471
State Grid Overseas Investment (2016), Ltd. 2.125% 5/2/2030		200	197
Stryker Corp. 0.25% 12/3/2024		480	513
Stryker Corp. 0.75% 3/1/2029		980	964
Stryker Corp. 1.00% 12/3/2031		450	421

American Funds Insurance Series	219

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Euros (continued)
TotalEnergies SE 1.75% junior subordinated perpetual bonds (5-year EUR-EURIBOR + 1.765% on 4/4/2024)[1]	EUR	2,000	$2,190
Toyota Motor Credit Corp. 0.125% 11/5/2027		1,850	1,835
Tunisia (Republic of) 5.625% 2/17/2024		8,219	8,779
Ukraine 6.75% 6/20/2028[3]		3,119	851
Ukraine 6.75% 6/20/2028[3]		1,225	334
Ukraine 4.375% 1/27/2032[3]		2,705	627
			339,133

Japanese yen 6.54%
Japan, Series 18, 0.10% 3/10/2024[4]	JPY	1,095,934	7,839
Japan, Series 19, 0.10% 9/10/2024[4]		477,068	3,437
Japan, Series 346, 0.10% 3/20/2027		777,900	5,523
Japan, Series 352, 0.10% 9/20/2028		1,006,900	7,104
Japan, Series 356, 0.10% 9/20/2029		2,220,800	15,621
Japan, Series 116, 2.20% 3/20/2030		576,100	4,570
Japan, Series 362, 0.10% 3/20/2031		737,200	5,122
Japan, Series 152, 1.20% 3/20/2035		608,450	4,523
Japan, Series 21, 2.30% 12/20/2035		720,000	5,962
Japan, Series 162, 0.60% 9/20/2037		1,966,150	13,276
Japan, Series 179, 0.50% 12/20/2041		196,950	1,218
Japan, Series 182, 1.10% 9/20/2042		619,850	4,226
Japan, Series 37, 0.60% 6/20/2050		694,500	3,862
Japan, Series 73, 0.70% 12/20/2051		1,568,700	8,813
Japan, Series 74, 1.00% 3/20/2052		246,100	1,496
Japan, Series 79, 1.20% 6/20/2053		274,400	1,743
Philippines (Republic of) 0.001% 4/12/2024		900,000	6,371
			100,706

British pounds 4.62%
American Honda Finance Corp. 0.75% 11/25/2026	GBP	1,420	1,638
Asian Development Bank 1.125% 6/10/2025		740	899
KfW 1.125% 7/4/2025		1,165	1,413
Lloyds Bank PLC 7.625% 4/22/2025		655	856
Quebec (Province of) 2.25% 9/15/2026		1,870	2,268
United Kingdom 0.125% 1/30/2026		425	504
United Kingdom 1.25% 7/22/2027		3,060	3,622
United Kingdom 4.25% 12/7/2027		5,910	7,767
United Kingdom 1.625% 10/22/2028		8,070	9,526
United Kingdom 4.75% 12/7/2030		6,920	9,553
United Kingdom 0.25% 7/31/2031		11,850	11,944
United Kingdom 1.00% 1/31/2032		7,120	7,523
United Kingdom 4.25% 6/7/2032		3,010	4,063
United Kingdom 0.625% 7/31/2035		210	190
United Kingdom 3.75% 1/29/2038		3,015	3,772
United Kingdom 0.875% 1/31/2046		4,917	3,351
United Kingdom 3.75% 10/22/2053		1,870	2,226
			71,115

Chinese yuan renminbi 3.78%
China (People’s Republic of), Series INBK, 2.44% 10/15/2027	CNY	38,940	5,506
China (People’s Republic of), Series INBK, 2.75% 2/17/2032		59,810	8,545
China (People’s Republic of), Series INBK, 2.88% 2/25/2033		22,240	3,212
China (People’s Republic of), Series 1910, 3.86% 7/22/2049		81,080	13,395
China (People’s Republic of), Series INBK, 3.81% 9/14/2050		66,960	11,040
China (People’s Republic of), Series INBK, 3.53% 10/18/2051		45,510	7,172
China (People’s Republic of), Series INBK, 3.12% 10/25/2052		42,610	6,267
China Development Bank Corp., Series 1814, 4.15% 10/26/2025		20,900	3,047
			58,184

220	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Brazilian reais 2.72%
Brazil (Federative Republic of) 6.00% 8/15/2024[4]	BRL	14,095	$2,893
Brazil (Federative Republic of) 10.00% 1/1/2025		1,700	350
Brazil (Federative Republic of) 10.00% 1/1/2029		12,400	2,548
Brazil (Federative Republic of) 10.00% 1/1/2031		52,681	10,718
Brazil (Federative Republic of) 10.00% 1/1/2033		94,878	19,254
Brazil (Federative Republic of) 6.00% 8/15/2040[4]		1,966	432
Brazil (Federative Republic of) 6.00% 8/15/2050[4]		23,510	5,211
Brazil (Federative Republic of) 6.00% 8/15/2060[4]		1,966	437
			41,843

Mexican pesos 2.36%
América Móvil, SAB de CV, 9.50% 1/27/2031	MXN	115,680	6,630
Petroleos Mexicanos 7.19% 9/12/2024		66,159	3,726
United Mexican States, Series M, 7.50% 6/3/2027		251,720	14,049
United Mexican States, Series M30, 8.50% 11/18/2038		21,100	1,186
United Mexican States, Series M, 8.00% 11/7/2047		7,830	412
United Mexican States, Series M, 8.00% 7/31/2053		198,770	10,397
			36,400

Canadian dollars 2.17%
Canada 3.50% 3/1/2028	CAD	25,228	19,239
Canada 3.25% 12/1/2033		15,230	11,630
Canada 2.75% 12/1/2048		3,500	2,500
			33,369

South Korean won 1.93%
South Korea (Republic of), Series 2503, 1.50% 3/10/2025	KRW	5,183,670	3,940
South Korea (Republic of), Series 2709, 3.125% 9/10/2027		4,513,500	3,499
South Korea (Republic of), Series 2712, 2.375% 12/10/2027		5,158,930	3,889
South Korea (Republic of), Series 2803, 3.25% 3/10/2028		3,998,100	3,113
South Korea (Republic of), Series 3106, 2.00% 6/10/2031		2,131,440	1,525
South Korea (Republic of), Series 3212, 4.25% 12/10/2032		16,434,880	13,794
			29,760

Australian dollars 1.82%
Australia (Commonwealth of), Series 157, 1.50% 6/21/2031	AUD	6,610	3,826
Australia (Commonwealth of), Series 163, 1.00% 11/21/2031		5,789	3,182
Australia (Commonwealth of), Series 166, 3.00% 11/21/2033		9,735	6,120
Australia (Commonwealth of), Series 167, 3.75% 5/21/2034		14,605	9,770
Australia (Commonwealth of), Series 168, 3.50% 12/21/2034		7,810	5,095
			27,993

Indonesian rupiah 1.49%
Indonesia (Republic of), Series 84, 7.25% 2/15/2026	IDR	22,733,000	1,497
Indonesia (Republic of), Series 64, 6.125% 5/15/2028		20,866,000	1,339
Indonesia (Republic of), Series 95, 6.375% 8/15/2028		92,831,000	6,019
Indonesia (Republic of), Series 71, 9.00% 3/15/2029		26,010,000	1,869
Indonesia (Republic of), Series 82, 7.00% 9/15/2030		2,930,000	195
Indonesia (Republic of), Series 96, 7.00% 2/15/2033		148,811,000	10,022
Indonesia (Republic of), Series 68, 8.375% 3/15/2034		27,353,000	1,987
			22,928

South African rand 0.59%
South Africa (Republic of), Series R-2030, 8.00% 1/31/2030	ZAR	30,120	1,518
South Africa (Republic of), Series R-214, 6.50% 2/28/2041		49,100	1,624
South Africa (Republic of), Series R-2048, 8.75% 2/28/2048		147,415	5,945
			9,087

American Funds Insurance Series	221

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Danish kroner 0.43%
Nykredit Realkredit AS, Series 01E, 0.50% 10/1/2043[5]	DKK	52,535	$6,306
Realkredit Danmark AS 1.00% 10/1/2053[5]		2,630	302
			6,608

New Zealand dollars 0.42%
New Zealand 4.50% 5/15/2030	NZD	10,208	6,559

Malaysian ringgits 0.14%
Malaysia (Federation of), Series 0519, 3.757% 5/22/2040	MYR	10,588	2,207

Chilean pesos 0.13%
Chile (Republic of) 1.50% 3/1/2026[4]	CLP	846,536	936
Chile (Republic of) 5.00% 10/1/2028		955,000	1,065
			2,001

Colombian pesos 0.10%
Colombia (Republic of), Series B, 7.00% 3/26/2031	COP	1,185,800	264
Colombia (Republic of), Series B, 7.25% 10/26/2050		7,150,600	1,345
			1,609

Indian rupees 0.07%
India (Republic of) 5.15% 11/9/2025	INR	96,010	1,116

Polish zloty 0.07%
Poland (Republic of), Series 1029, 2.75% 10/25/2029	PLN	4,900	1,112

Romanian leu 0.07%
Romania 4.75% 2/24/2025	RON	5,000	1,094

Norwegian kroner 0.04%
Norway (Kingdom of) 2.125% 5/18/2032	NOK	6,615	598

Ukrainian hryvnia 0.01%
Ukraine 15.50% 10/2/2024	UAH	3,848	83
Ukraine 19.50% 1/15/2025		1,954	42
			125

U.S. dollars 40.89%
7-Eleven, Inc. 0.95% 2/10/2026[6]	USD	520	481
7-Eleven, Inc. 1.30% 2/10/2028[6]		2,180	1,909
ACHV ABS Trust, Series 2023-4CP, Class B, 7.24% 11/25/2030[5,6]		763	770
Advance Auto Parts, Inc. 5.95% 3/9/2028		45	45
AerCap Ireland Capital DAC 2.45% 10/29/2026		2,102	1,947
Aeropuerto Internacional de Tocumen, SA 5.125% 8/11/2061[6]		660	503
Affirm, Inc., Series 2023-X1, Class A, 7.11% 11/15/2028[5,6]		344	345
AG Issuer, LLC 6.25% 3/1/2028[6]		295	294
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[6]		103	108
AIB Group PLC 6.608% 9/13/2029 (USD-SOFR + 2.33% on 9/13/2028)[1,6]		1,147	1,210
Alabama Power Co. 3.00% 3/15/2052		980	686
Albertsons Companies, Inc. 3.50% 3/15/2029[6]		140	127
Alcoa Nederland Holding BV 4.125% 3/31/2029[6]		75	70
Alfa Desarrollo SpA 4.55% 9/27/2051		476	372
Alliant Holdings Intermediate, LLC 6.75% 10/15/2027[6]		290	289
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[6]		120	114
Alliant Holdings Intermediate, LLC 7.00% 1/15/2031[6]		70	74

222	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Allied Universal Holdco, LLC 9.75% 7/15/2027[6]	USD	155	$152
Allied Universal Holdco, LLC 6.00% 6/1/2029[6]		300	245
Allwyn Entertainment Financing (UK) PLC 7.875% 4/30/2029[6]		200	204
Amazon.com, Inc. 1.50% 6/3/2030		2,040	1,729
American Credit Acceptance Receivables Trust, Series 2022-3, Class C, 4.86% 10/13/2028[5,6]		241	239
American Electric Power Co., Inc. 1.00% 11/1/2025		250	232
American Express Co. 3.375% 5/3/2024		4,202	4,171
Amgen, Inc. 2.20% 2/21/2027		445	414
Amgen, Inc. 5.25% 3/2/2030		981	1,009
Amgen, Inc. 5.25% 3/2/2033		2,687	2,756
Amgen, Inc. 5.65% 3/2/2053		1,284	1,352
AmWINS Group, Inc. 4.875% 6/30/2029[6]		135	123
Anglo American Capital PLC 3.95% 9/10/2050[6]		521	397
Angola (Republic of) 9.50% 11/12/2025		1,610	1,584
Anywhere Real Estate Group, LLC 5.75% 1/15/2029[6]		110	86
Anywhere Real Estate Group, LLC 5.25% 4/15/2030[6]		115	86
ARD Finance SA 6.50% Cash 6/30/2027[6,7]		210	98
Aretec Group, Inc. 7.50% 4/1/2029[6]		245	221
Aretec Group, Inc. 10.00% 8/15/2030[6]		50	53
Argentine Republic 0.75% 7/9/2030 (1.75% on 7/9/2027)[1]		1,921	775
Argentine Republic 3.625% 7/9/2035 (4.125% on 7/9/2024)[1]		3,025	1,045
Asbury Automotive Group, Inc. 5.00% 2/15/2032[6]		55	50
Ascensus, Inc., Term Loan, (1-month USD CME Term SOFR + 6.50%) 12.176% 8/2/2029[8,9]		120	116
Ascent Resources Utica Holdings, LLC 8.25% 12/31/2028[6]		160	161
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[6]		55	51
AssuredPartners, Inc. 7.00% 8/15/2025[6]		120	120
AssuredPartners, Inc. 5.625% 1/15/2029[6]		365	341
AT&T, Inc. 3.50% 9/15/2053		2,070	1,504
ATI, Inc. 7.25% 8/15/2030		60	62
Atkore, Inc. 4.25% 6/1/2031[6]		25	22
Atlantic Aviation FBO, Inc., Term Loan, (3-month USD CME Term SOFR + 2.75%) 8.22% 9/22/2028[8,9]		147	147
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-2, Class A, 5.20% 10/20/2027[5,6]		1,817	1,822
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6, Class A, 5.81% 12/20/2029[5,6]		996	1,019
B&G Foods, Inc. 5.25% 4/1/2025		23	23
B&G Foods, Inc. 5.25% 9/15/2027		210	191
B&G Foods, Inc. 8.00% 9/15/2028[6]		25	26
Bank Commercial Mortgage Trust, Series 2023-5YR4, Class AS, 7.274% 12/15/2056[5,9]		219	233
Bank of America Corp. 2.456% 10/22/2025 (3-month USD CME Term SOFR + 1.132% on 10/22/2024)[1]		847	825
Bank of America Corp. 1.53% 12/6/2025 (USD-SOFR + 0.65% on 12/6/2024)[1]		6,260	6,020
Bank of America Corp. 1.734% 7/22/2027 (USD-SOFR + 0.96% on 7/22/2026)[1]		2,695	2,470
Bank of America Corp. 2.299% 7/21/2032 (USD-SOFR + 1.22% on 7/21/2031)[1]		4,040	3,300
Barclays PLC 5.304% 8/9/2026 (1-year UST Yield Curve Rate T Note Constant Maturity + 2.30% on 8/9/2025)[1]		1,390	1,385
BAT Capital Corp. 2.789% 9/6/2024		1,150	1,127
BAT Capital Corp. 3.215% 9/6/2026		955	914
BAT Capital Corp. 3.557% 8/15/2027		1,545	1,475
BAT Capital Corp. 3.462% 9/6/2029		1,150	1,060
Bath & Body Works, Inc. 6.625% 10/1/2030[6]		120	123
Bath & Body Works, Inc. 6.875% 11/1/2035		75	76
Bausch Health Americas, Inc. 9.25% 4/1/2026[6]		80	73
Bausch Health Companies, Inc. 5.50% 11/1/2025[6]		75	69
Bausch Health Companies, Inc. 5.25% 2/15/2031[6]		114	50
Beasley Mezzanine Holdings, LLC 8.625% 2/1/2026[6]		30	20
Becton, Dickinson and Co. 4.298% 8/22/2032		320	309
Berkshire Hathaway Energy Co. 4.60% 5/1/2053		117	104
Bidvest Group (UK) PLC 3.625% 9/23/2026		500	465

American Funds Insurance Series	223

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
BIP-V Chinook Holdco, LLC 5.50% 6/15/2031[6]	USD	400	$380
Blue Racer Midstream, LLC 7.625% 12/15/2025[6]		65	66
BMC Software, Inc., Term Loan, (1-month USD CME Term SOFR + 5.50%) 10.97% 2/27/2026[8,9]		25	25
BMW US Capital, LLC 3.90% 4/9/2025[6]		900	890
BMW US Capital, LLC 4.15% 4/9/2030[6]		900	883
BNP Paribas SA 2.159% 9/15/2029 (USD-SOFR + 1.218% on 9/15/2028)[1,6]		700	609
BNP Paribas SA 2.871% 4/19/2032 (USD-SOFR + 1.387% on 4/19/2031)[1,6]		1,275	1,079
Boeing Co. 5.15% 5/1/2030		2,855	2,908
Boeing Co. 3.625% 2/1/2031		1,127	1,047
Bombardier, Inc. 7.125% 6/15/2026[6]		47	47
Bombardier, Inc. 6.00% 2/15/2028[6]		50	49
Boxer Parent Co., Inc. 9.125% 3/1/2026[6]		160	161
Boyd Gaming Corp. 4.75% 6/15/2031[6]		45	41
Boyne USA, Inc. 4.75% 5/15/2029[6]		107	101
BPCE SA 5.15% 7/21/2024[6]		1,800	1,785
Braskem Netherlands Finance BV 4.50% 1/31/2030		721	560
Braskem Netherlands Finance BV 8.50% 1/12/2031[6]		525	489
Braskem Netherlands Finance BV 8.50% 1/12/2031		509	474
British Columbia (Province of) 4.20% 7/6/2033		1,240	1,225
Broadcom, Inc. 4.00% 4/15/2029[6]		250	241
Broadcom, Inc. 3.419% 4/15/2033[6]		698	613
Broadcom, Inc. 3.469% 4/15/2034[6]		48	42
Broadcom, Inc. 3.137% 11/15/2035[6]		185	152
Broadcom, Inc. 3.75% 2/15/2051[6]		926	729
Brookfield Property REIT, Inc. 5.75% 5/15/2026[6]		95	92
Brookfield Property REIT, Inc. 4.50% 4/1/2027[6]		50	45
BWX Technologies, Inc. 4.125% 4/15/2029[6]		175	160
BX Trust, Series 2021-VOLT, Class A, (1-month USD CME Term SOFR + 0.814%) 6.176% 9/15/2036[5,6,9]		1,310	1,278
BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 6.375% 10/15/2036[5,6,9]		989	968
Caesars Entertainment, Inc. 4.625% 10/15/2029[6]		15	14
Caesars Entertainment, Inc. 7.00% 2/15/2030[6]		74	76
CaixaBank, SA 6.208% 1/18/2029 (USD-SOFR + 2.70% on 1/18/2028)[1,6]		2,150	2,195
California Resources Corp. 7.125% 2/1/2026[6]		100	101
Callon Petroleum Co. 7.50% 6/15/2030[6]		15	15
Canadian Pacific Railway Co. 3.10% 12/2/2051		1,378	997
CAN-PACK Spolka Akcyjna 3.875% 11/15/2029[6]		90	77
Carnival Corp. 6.00% 5/1/2029[6]		100	96
CCO Holdings, LLC 5.125% 5/1/2027[6]		125	121
CCO Holdings, LLC 4.75% 3/1/2030[6]		135	124
CCO Holdings, LLC 4.50% 8/15/2030[6]		255	230
CCO Holdings, LLC 4.25% 2/1/2031[6]		155	136
CCO Holdings, LLC 4.50% 6/1/2033[6]		162	137
CCO Holdings, LLC 4.25% 1/15/2034[6]		70	57
Centene Corp. 2.45% 7/15/2028		40	36
Centene Corp. 4.625% 12/15/2029		195	187
Centene Corp. 2.50% 3/1/2031		65	54
Central Garden & Pet Co. 4.125% 10/15/2030		74	67
Central Garden & Pet Co. 4.125% 4/30/2031[6]		110	97
CFG Investments, Ltd., Series 2023-1, Class A, 8.56% 7/25/2034[5,6]		925	937
Charter Communications Operating, LLC 3.75% 2/15/2028		2,650	2,504
Cheniere Energy Partners, LP 3.25% 1/31/2032		26	22
Chesapeake Energy Corp. 5.875% 2/1/2029[6]		115	113
Chesapeake Energy Corp. 6.75% 4/15/2029[6]		30	30
Chubb INA Holdings, Inc. 3.35% 5/3/2026		195	190
Chubb INA Holdings, Inc. 4.35% 11/3/2045		425	400
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82% 6/10/2028[5,6,9]		1,240	1,257
Citigroup Commercial Mortgage Trust, Series 2023-PRM3, Class A, 6.36% 7/10/2028[5,6,9]		805	829

224	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Civitas Resources, Inc. 8.75% 7/1/2031[6]	USD	90	$96
Clarios Global, LP 6.25% 5/15/2026[6]		44	44
Clarios Global, LP 8.50% 5/15/2027[6]		90	90
Clarivate Science Holdings Corp. 3.875% 7/1/2028[6]		45	42
Clarivate Science Holdings Corp. 4.875% 7/1/2029[6]		5	5
Cleveland-Cliffs, Inc. 4.875% 3/1/2031[6]		100	91
Cloud Software Group, Inc. 6.50% 3/31/2029[6]		235	224
Cloud Software Group, Inc. 9.00% 9/30/2029[6]		175	166
Cloud Software Group, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.948% 3/30/2029[8,9]		100	98
CMS Energy Corp. 3.875% 3/1/2024		100	100
CMS Energy Corp. 3.00% 5/15/2026		1,200	1,148
CNX Resources Corp. 7.25% 3/14/2027[6]		240	243
Coinbase Global, Inc. 3.375% 10/1/2028[6]		55	46
Coinbase Global, Inc. 3.625% 10/1/2031[6]		85	66
Colombia (Republic of) 3.875% 4/25/2027		350	335
Colombia (Republic of) 8.00% 11/14/2035		445	488
Comcast Corp. 4.80% 5/15/2033		4,100	4,153
Commonwealth Bank of Australia 2.688% 3/11/2031[6]		4,650	3,828
CommScope Technologies, LLC 6.00% 6/15/2025[6]		160	131
CommScope, Inc. 6.00% 3/1/2026[6]		53	47
CommScope, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.25%) 8.72% 4/6/2026[8,9]		25	22
Compass Group Diversified Holdings, LLC 5.25% 4/15/2029[6]		307	290
Compass Group Diversified Holdings, LLC 5.00% 1/15/2032[6]		65	59
Comstock Resources, Inc. 6.75% 3/1/2029[6]		95	87
Comstock Resources, Inc. 5.875% 1/15/2030[6]		65	56
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M1, (30-day Average USD-SOFR + 2.30%) 7.637% 5/25/2043[5,6,9]		1,656	1,692
Connecticut Avenue Securities Trust, Series 2023-R04, Class 1M2, (30-day Average USD-SOFR + 3.55%) 8.887% 5/25/2043[5,6,9]		804	857
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M1, (30-day Average USD-SOFR + 1.90%) 7.237% 6/25/2043[5,6,9]		1,034	1,042
Connecticut Avenue Securities Trust, Series 2023-R05, Class 1M2, (30-day Average USD-SOFR + 3.10%) 8.437% 6/25/2043[5,6,9]		305	319
Connecticut Avenue Securities Trust, Series 2023-R06, Class 1M1, (30-day Average USD-SOFR + 1.70%) 7.037% 7/25/2043[5,6,9]		784	788
ConocoPhillips Co. 5.30% 5/15/2053		761	783
Constellation Oil Services Holding SA 3.00% Cash 12/31/2026[7]		1,127	820
Constellium SE 3.75% 4/15/2029[6]		125	114
Consumers Energy Co. 3.60% 8/15/2032		1,600	1,484
Corebridge Financial, Inc. 3.90% 4/5/2032		748	677
CoreLogic, Inc. 4.50% 5/1/2028[6]		339	297
CoreLogic, Inc., Term Loan, (3-month USD CME Term SOFR + 6.50%) 11.97% 6/4/2029[8,9]		65	59
Corporate Office Properties, LP 2.75% 4/15/2031		1,212	981
Coty, Inc. 4.75% 1/15/2029[6]		125	119
Coty, Inc. 6.625% 7/15/2030[6]		95	98
Covanta Holding Corp. 4.875% 12/1/2029[6]		25	22
CPS Auto Receivables Trust, Series 2022-C, Class B, 4.88% 4/15/2030[5,6]		333	330
Crédit Agricole SA 4.375% 3/17/2025[6]		1,100	1,083
Crédit Agricole SA 1.907% 6/16/2026 (USD-SOFR + 1.676% on 6/16/2025)[1,6]		2,675	2,539
Crescent Energy Finance, LLC 9.25% 2/15/2028[6]		178	185
Crown Castle, Inc. 2.50% 7/15/2031		767	640
CSX Corp. 3.80% 4/15/2050		75	61
CVR Partners, LP 6.125% 6/15/2028[6]		65	61
Daimler Trucks Finance North America, LLC 3.65% 4/7/2027[6]		725	699
Darling Ingredients, Inc. 6.00% 6/15/2030[6]		165	165
Deluxe Corp. 8.00% 6/1/2029[6]		20	18
Deutsche Bank AG 2.129% 11/24/2026 (USD-SOFR + 1.87% on 11/24/2025)[1]		850	797
Deutsche Bank AG 2.311% 11/16/2027 (USD-SOFR + 1.219% on 11/16/2026)[1]		1,160	1,061
Deutsche Telekom International Finance BV 9.25% 6/1/2032		930	1,207

American Funds Insurance Series	225

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Diamond Sports Group, LLC 6.625% 8/15/2027[3,6]	USD	310	$16
Diebold Nixdorf, Inc., Term Loan, (3-month USD CME Term SOFR + 7.00%) 12.86% 8/11/2028[6,8,9]		326	337
DIRECTV Financing, LLC 5.875% 8/15/2027[6]		50	47
DIRECTV Financing, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 10.65% 8/2/2027[8,9]		92	92
DISH DBS Corp. 5.25% 12/1/2026[6]		15	13
DISH Network Corp. 11.75% 11/15/2027[6]		260	272
Dominican Republic 5.50% 1/27/2025[6]		1,375	1,370
Dominican Republic 8.625% 4/20/2027[6]		225	236
Dominican Republic 6.40% 6/5/2049[6]		813	768
Dun & Bradstreet Corp. (The) 5.00% 12/15/2029[6]		47	44
Ecopetrol SA 6.875% 4/29/2030		1,445	1,434
Edison International 4.125% 3/15/2028		2,390	2,311
Edison International 5.25% 11/15/2028		1,522	1,533
Edison International 5.00% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.901% on 3/15/2027)[1]		100	93
Electricité de France SA 4.875% 9/21/2038[6]		795	737
Electricité de France SA 9.125% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.411% on 6/15/2033)[1,6]		300	336
Element Solutions, Inc. 3.875% 9/1/2028[6]		105	97
Endo Luxembourg Finance Co. I SARL 6.125% 4/1/2029[6]		205	131
Enel Finance International NV 1.375% 7/12/2026[6]		1,248	1,137
Enel Finance International NV 1.875% 7/12/2028[6]		1,227	1,072
Energy Transfer, LP 8.00% 4/1/2029[6]		98	102
Enfragen Energia Sur SA 5.375% 12/30/2030		1,329	1,039
Entergy Corp. 0.90% 9/15/2025		750	698
Entergy Louisiana, LLC 4.75% 9/15/2052		1,275	1,174
Enviri Corp. 5.75% 7/31/2027[6]		145	135
EQM Midstream Partners, LP 6.50% 7/1/2027[6]		225	229
EQM Midstream Partners, LP 7.50% 6/1/2030[6]		45	48
EQM Midstream Partners, LP 6.50% 7/15/2048		40	41
Equinix, Inc. 1.80% 7/15/2027		1,145	1,037
Equinix, Inc. 2.15% 7/15/2030		3,216	2,727
EquipmentShare.com, Inc. 9.00% 5/15/2028[6]		90	93
Exeter Automobile Receivables Trust, Series 2023-5, Class B, 6.58% 4/17/2028[5]		78	79
Export-Import Bank of Korea 5.125% 1/11/2033		1,175	1,222
Fair Isaac Corp. 4.00% 6/15/2028[6]		15	14
Fannie Mae Pool #FM6293 3.00% 1/1/2051[5]		69	61
Fannie Mae Pool #CB0046 3.00% 4/1/2051[5]		1,786	1,585
Fannie Mae Pool #CB4852 4.50% 10/1/2052[5]		7,668	7,438
Fannie Mae Pool #MA4919 5.50% 2/1/2053[5]		110	111
Fannie Mae Pool #MA5010 5.50% 5/1/2053[5]		19	19
Fannie Mae Pool #MA5039 5.50% 6/1/2053[5]		67	67
Fannie Mae Pool #MA5071 5.00% 7/1/2053[5]		5,542	5,484
Fannie Mae Pool #MA5072 5.50% 7/1/2053[5]		250	251
Fannie Mae Pool #MA5165 5.50% 10/1/2053[5]		968	973
Fertitta Entertainment, LLC 4.625% 1/15/2029[6]		25	23
Fertitta Entertainment, LLC 6.75% 1/15/2030[6]		25	22
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713% 9/13/2029[2,8,9]		97	95
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61% 9/13/2029[2,8,9]		3	3
First Quantum Minerals, Ltd. 6.875% 3/1/2026[6]		325	291
First Quantum Minerals, Ltd. 6.875% 10/15/2027[6]		1,795	1,528
First Quantum Minerals, Ltd. 8.625% 6/1/2031[6]		775	658
First Student Bidco, Inc. 4.00% 7/31/2029[6]		45	39
FirstEnergy Corp., Series B, 4.15% 7/15/2027		1,800	1,732

226	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
FirstEnergy Transmission, LLC 2.866% 9/15/2028[6]	USD	2,325	$2,110
Ford Motor Co. 6.10% 8/19/2032		30	30
Ford Motor Credit Co., LLC 3.81% 1/9/2024		290	290
Ford Motor Credit Co., LLC 4.95% 5/28/2027		300	293
Ford Motor Credit Co., LLC 3.815% 11/2/2027		200	187
Ford Motor Credit Co., LLC 7.35% 11/4/2027		200	211
Ford Motor Credit Co., LLC 2.90% 2/16/2028		200	180
Ford Motor Credit Co., LLC 4.00% 11/13/2030		125	112
Freddie Mac, Series K153, Class A2, Multi Family, 3.82% 1/25/2033[5]		3,975	3,795
Freddie Mac Pool #RB5071 2.00% 9/1/2040[5]		3,835	3,303
Freddie Mac Pool #RB5111 2.00% 5/1/2041[5]		6,067	5,202
Freddie Mac Pool #QD3310 3.00% 12/1/2051[5]		19	17
Freddie Mac Pool #SD8214 3.50% 5/1/2052[5]		5,026	4,613
Freddie Mac Pool #QE6084 5.00% 7/1/2052[5]		1,120	1,110
Freddie Mac Pool #SD8276 5.00% 12/1/2052[5]		3,687	3,650
Freddie Mac Pool #SD8331 5.50% 6/1/2053[5]		296	297
Freddie Mac Pool #SD8341 5.00% 7/1/2053[5]		3,203	3,170
Freddie Mac Pool #SD8342 5.50% 7/1/2053[5]		786	789
Freddie Mac Pool #SD8362 5.50% 9/1/2053[5]		2,835	2,847
Freddie Mac Pool #SD8367 5.50% 10/1/2053[5]		3,586	3,602
Freddie Mac Pool #SD8372 5.50% 11/1/2053[5]		12,518	12,571
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1B, (30-day Average USD-SOFR + 2.90%) 8.237% 4/25/2042[5,6,9]		441	454
FXI Holdings, Inc. 12.25% 11/15/2026[6]		497	444
Gartner, Inc. 3.75% 10/1/2030[6]		70	62
General Motors Financial Co., Inc. 1.05% 3/8/2024		725	719
Genesis Energy, LP 8.00% 1/15/2027		125	127
Genesis Energy, LP 8.25% 1/15/2029		25	26
Genesis Energy, LP 8.875% 4/15/2030		38	39
GeoPark, Ltd. 5.50% 1/17/2027		2,780	2,464
Georgia (Republic of) 2.75% 4/22/2026[6]		400	376
Gilead Sciences, Inc. 5.25% 10/15/2033		1,342	1,399
Gilead Sciences, Inc. 5.55% 10/15/2053		1,155	1,252
Go Daddy Operating Co., LLC 3.50% 3/1/2029[6]		65	59
Goldman Sachs Group, Inc. 1.542% 9/10/2027 (USD-SOFR + 0.818% on 9/10/2026)[1]		1,080	980
Goldman Sachs Group, Inc. 1.992% 1/27/2032 (USD-SOFR + 1.09% on 1/27/2031)[1]		769	622
Government National Mortgage Assn. Pool #785607 2.50% 8/20/2051[5]		2,766	2,384
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[5]		995	853
Government National Mortgage Assn. Pool #785813 2.50% 12/20/2051[5]		4,812	4,160
Government National Mortgage Assn. 6.50% 1/1/2054[5,10]		10,325	10,571
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[5]		777	593
State of Texas, Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 10/1/2052		1,780	1,341
Gray Escrow II, Inc. 5.375% 11/15/2031[6]		30	23
Group 1 Automotive, Inc. 4.00% 8/15/2028[6]		115	107
Grupo Energia Bogota SA ESP 4.875% 5/15/2030[6]		660	625
GTCR W-2 Merger Sub, LLC 7.50% 1/15/2031[6]		25	26
Hanesbrands, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 9.106% 3/8/2030[8,9]		39	39
Harvest Midstream I, LP 7.50% 9/1/2028[6]		25	25
HCA, Inc. 5.625% 9/1/2028		120	123
HealthEquity, Inc. 4.50% 10/1/2029[6]		80	74
Hess Midstream Operations, LP 5.50% 10/15/2030[6]		14	14
Hightower Holding, LLC 6.75% 4/15/2029[6]		235	214
Hilcorp Energy I, LP 6.00% 4/15/2030[6]		105	102
Hilcorp Energy I, LP 6.00% 2/1/2031[6]		25	24
Hilton Domestic Operating Co., Inc. 4.875% 1/15/2030		25	24
Hilton Domestic Operating Co., Inc. 4.00% 5/1/2031[6]		115	105
Honduras (Republic of) 6.25% 1/19/2027		653	628
Howard Hughes Corp. (The) 5.375% 8/1/2028[6]		275	265
Howard Hughes Corp. (The) 4.125% 2/1/2029[6]		195	174
Howard Hughes Corp. (The) 4.375% 2/1/2031[6]		120	104

American Funds Insurance Series	227

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Howmet Aerospace, Inc. 5.95% 2/1/2037	USD	95	$99
HSBC Holdings PLC 2.633% 11/7/2025 (USD-SOFR + 1.402% on 11/7/2024)[1]		305	297
HSBC Holdings PLC 4.292% 9/12/2026 (3-month USD CME Term SOFR + 1.609% on 9/12/2025)[1]		4,172	4,088
HSBC Holdings PLC 4.755% 6/9/2028 (USD-SOFR + 2.11% on 6/9/2027)[1]		1,700	1,676
HSBC Holdings PLC 2.871% 11/22/2032 (USD-SOFR + 1.41% on 11/22/2031)[1]		921	766
HSBC Holdings PLC 7.399% 11/13/2034 (USD-SOFR + 3.02% on 11/13/2033)[1]		2,000	2,195
HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043)[1]		1,200	1,295
HUB International, Ltd. 7.00% 5/1/2026[6]		304	306
HUB International, Ltd., Term Loan B, (3-month USD CME Term SOFR + 4.25%) 9.662% 6/20/2030[8,9]		19	19
Hyundai Capital America 0.875% 6/14/2024[6]		1,200	1,173
Hyundai Capital America 1.50% 6/15/2026[6]		2,375	2,170
Hyundai Capital America 1.65% 9/17/2026[6]		269	245
Hyundai Capital America 2.00% 6/15/2028[6]		600	524
Hyundai Capital America 6.50% 1/16/2029[6]		132	139
Icahn Enterprises, LP 6.375% 12/15/2025		35	34
Indonesia Asahan Aluminium (Persero) PT 5.45% 5/15/2030[6]		500	505
Ingles Markets, Inc. 4.00% 6/15/2031[6]		190	168
Intesa Sanpaolo SpA 5.017% 6/26/2024[6]		3,270	3,237
Intesa Sanpaolo SpA 7.00% 11/21/2025[6]		225	231
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[6]		55	50
Iron Mountain, Inc. 5.25% 7/15/2030[6]		235	224
Israel (State of) 3.375% 1/15/2050		1,470	1,048
Israel (State of) 3.875% 7/3/2050		795	617
JPMorgan Chase & Co. 1.04% 2/4/2027 (USD-SOFR + 0.695% on 2/4/2026)[1]		1,243	1,143
JPMorgan Chase & Co. 1.953% 2/4/2032 (USD-SOFR + 1.065% on 2/4/2031)[1]		58	47
Kantar Group, LLC, Term Loan B2, (6-month USD CME Term SOFR + 4.50%) 10.108% 12/4/2026[8,9]		64	63
KB Home 6.875% 6/15/2027		50	52
Kennedy-Wilson, Inc. 4.75% 3/1/2029		110	92
Kennedy-Wilson, Inc. 4.75% 2/1/2030		245	199
Korea Development Bank 4.375% 2/15/2028		2,100	2,091
Korea Development Bank 4.375% 2/15/2033		2,010	1,973
Korea Electric Power Corp. 5.375% 7/31/2026[6]		1,290	1,305
Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[6]		85	83
Kronos Acquisition Holdings, Inc. 7.00% 12/31/2027[6]		125	119
LAD Auto Receivables Trust, Series 2023-1, Class A2, 5.68% 10/15/2026[5,6]		157	157
LAD Auto Receivables Trust, Series 2023-1, Class A3, 5.48% 6/15/2027[5,6]		651	651
LAD Auto Receivables Trust, Series 2023-4, Class B, 6.39% 10/16/2028[5,6]		194	197
Lamar Media Corp. 3.75% 2/15/2028		135	127
Lamb Weston Holdings, Inc. 4.125% 1/31/2030[6]		140	129
Lamb Weston Holdings, Inc. 4.375% 1/31/2032[6]		30	27
LCM Investments Holdings II, LLC 4.875% 5/1/2029[6]		110	102
LCM Investments Holdings II, LLC 8.25% 8/1/2031[6]		40	42
Levi Strauss & Co. 3.50% 3/1/2031[6]		115	100
LGI Homes, Inc. 8.75% 12/15/2028[6]		155	165
Light and Wonder International, Inc. 7.00% 5/15/2028[6]		20	20
Lindblad Expeditions, LLC 6.75% 2/15/2027[6]		5	5
Live Nation Entertainment, Inc. 4.75% 10/15/2027[6]		130	125
Lloyds Banking Group PLC 1.627% 5/11/2027 (1-year UST Yield Curve Rate T Note Constant Maturity + 0.85% on 5/11/2026)[1]		7,000	6,419
LSB Industries, Inc. 6.25% 10/15/2028[6]		140	133
Marriott International, Inc. 2.75% 10/15/2033		5	4
Marriott Ownership Resorts, Inc. 4.50% 6/15/2029[6]		45	40
Marsh & McLennan Companies, Inc. 5.70% 9/15/2053		282	307
Mastercard, Inc. 2.00% 11/18/2031		600	506
Medline Borrower, LP 5.25% 10/1/2029[6]		40	38
Medline Borrower, LP, Term Loan, (3-month USD CME Term SOFR + 3.00%) 8.47% 10/23/2028[8,9]		54	55
Meituan 2.125% 10/28/2025		1,730	1,628
Methanex Corp. 5.125% 10/15/2027		55	54

228	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Methanex Corp. 5.25% 12/15/2029	USD	5	$5
MGM Resorts International 5.50% 4/15/2027		90	89
Midas OpCo Holdings, LLC 5.625% 8/15/2029[6]		115	106
Mileage Plus Holdings, LLC 6.50% 6/20/2027[6]		73	74
Mineral Resources, Ltd. 8.00% 11/1/2027[6]		155	159
Mineral Resources, Ltd. 9.25% 10/1/2028[6]		85	91
Minerva Luxembourg SA 8.875% 9/13/2033		2,575	2,727
MISC Capital Two (Labuan), Ltd. 3.75% 4/6/2027[6]		1,736	1,673
Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.23% 7/17/2028[5,6]		761	762
Mission Lane Credit Card Master Trust, Series 2023-A, Class B, 8.15% 7/17/2028[5,6]		225	225
Molina Healthcare, Inc. 4.375% 6/15/2028[6]		80	76
Molina Healthcare, Inc. 3.875% 11/15/2030[6]		75	67
Morgan Stanley 1.593% 5/4/2027 (USD-SOFR + 0.879% on 5/4/2026)[1]		2,164	1,995
Morgan Stanley 1.794% 2/13/2032 (USD-SOFR + 1.034% on 2/13/2031)[1]		1,433	1,145
Mozambique (Republic of) 9.00% 9/15/2031		940	803
MSCI, Inc. 3.875% 2/15/2031[6]		125	114
MSCI, Inc. 3.625% 11/1/2031[6]		210	185
MSCI, Inc. 3.25% 8/15/2033[6]		33	28
MSWF Commercial Mortgage Trust, Series 2023-2, Class A5, 6.014% 12/15/2056[5,9]		336	363
MTN (Mauritius) Investments, Ltd. 6.50% 10/13/2026		460	465
Murphy Oil USA, Inc. 4.75% 9/15/2029		48	46
MV24 Capital BV 6.748% 6/1/2034		1,129	1,058
Nabors Industries, Inc. 7.375% 5/15/2027[6]		55	54
Nabors Industries, Inc. 9.125% 1/31/2030[6]		160	161
Nasdaq, Inc. 5.95% 8/15/2053		113	122
Nationstar Mortgage Holdings, Inc. 5.125% 12/15/2030[6]		135	122
Navient Corp. 5.00% 3/15/2027		45	43
Navient Corp. 4.875% 3/15/2028		145	135
NBM US Holdings, Inc. 7.00% 5/14/2026[2]		1,525	1,543
NCR Atleos, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.75%) 10.206% 3/27/2029[8,9]		50	50
NCR Voyix Corp. 5.25% 10/1/2030[6]		15	14
Neiman Marcus Group, Ltd., LLC 7.125% 4/1/2026[6]		85	82
Netflix, Inc. 4.875% 4/15/2028		45	46
Netflix, Inc. 4.875% 6/15/2030[6]		225	228
New Fortress Energy, Inc. 6.75% 9/15/2025[6]		50	50
New Fortress Energy, Inc. 6.50% 9/30/2026[6]		255	245
New York Life Global Funding 1.20% 8/7/2030[6]		2,725	2,188
Newell Brands, Inc. 5.20% 4/1/2026		80	79
Nexstar Media, Inc. 4.75% 11/1/2028[6]		165	152
NFP Corp. 6.875% 8/15/2028[6]		105	107
NGL Energy Operating, LLC 7.50% 2/1/2026[6]		215	217
Niagara Mohawk Power Corp. 3.508% 10/1/2024[6]		180	177
Norfolk Southern Corp. 5.35% 8/1/2054		496	516
Northern Oil and Gas, Inc. 8.125% 3/1/2028[6]		150	152
NorthRiver Midstream Finance, LP 5.625% 2/15/2026[6]		105	102
NOVA Chemicals Corp. 5.25% 6/1/2027[6]		20	19
Novelis Corp. 4.75% 1/30/2030[6]		80	75
Novelis Corp. 3.875% 8/15/2031[6]		20	18
NuStar Logistics, LP 5.625% 4/28/2027		80	80
Occidental Petroleum Corp. 6.375% 9/1/2028		194	204
OCP SA 3.75% 6/23/2031		500	431
Oleoducto Central SA 4.00% 7/14/2027		630	586
ONEOK, Inc. 5.80% 11/1/2030		69	72
ONEOK, Inc. 6.05% 9/1/2033		514	545
ONEOK, Inc. 6.625% 9/1/2053		290	325
Open Text Corp. 3.875% 2/15/2028[6]		25	23
Option Care Health, Inc. 4.375% 10/31/2029[6]		25	23
Oracle Corp. 2.65% 7/15/2026		2,327	2,207
Oracle Corp. 3.25% 11/15/2027		1,880	1,786
Oracle Corp. 3.95% 3/25/2051		22	17
Orange 9.00% 3/1/2031[1]		2,434	3,004

American Funds Insurance Series	229

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Osaic Holdings, Inc. 10.75% 8/1/2027[6]	USD	256	$260
Pacific Gas and Electric Co. 3.15% 1/1/2026		3,000	2,879
Pacific Gas and Electric Co. 4.65% 8/1/2028		542	521
Pacific Gas and Electric Co. 6.40% 6/15/2033		1,500	1,580
Pacific Gas and Electric Co. 3.30% 8/1/2040		6,850	5,025
PacifiCorp 4.15% 2/15/2050		225	183
PacifiCorp 3.30% 3/15/2051		150	104
PacifiCorp 2.90% 6/15/2052		55	35
PacifiCorp 5.35% 12/1/2053		525	506
PacifiCorp 5.50% 5/15/2054		680	669
Panama (Republic of) 3.75% 4/17/2026		465	438
Panama (Republic of) 6.40% 2/14/2035		850	832
Park Intermediate Holdings, LLC 4.875% 5/15/2029[6]		65	60
Party City Holdings, Inc. 12.00% PIK or 12.00% Cash 1/11/2029[6,7]		1	1
Performance Food Group, Inc. 5.50% 10/15/2027[6]		11	11
Permian Resources Operating, LLC 7.00% 1/15/2032[6]		25	26
Peru (Republic of) 2.392% 1/23/2026		500	477
Petroleos Mexicanos 4.875% 1/18/2024		1,776	1,773
Petroleos Mexicanos 4.25% 1/15/2025		261	255
Petroleos Mexicanos 6.875% 10/16/2025		660	650
Petroleos Mexicanos 6.875% 8/4/2026		638	620
Petroleos Mexicanos 6.49% 1/23/2027		3,219	3,023
Petroleos Mexicanos 6.84% 1/23/2030		681	591
Petroleos Mexicanos 6.70% 2/16/2032		779	647
Petrorio Luxembourg SARL 6.125% 6/9/2026		910	894
Pfizer Investment Enterprises Pte., Ltd. 4.75% 5/19/2033		2,128	2,134
Pfizer Investment Enterprises Pte., Ltd. 5.30% 5/19/2053		188	192
PG&E Corp. 5.00% 7/1/2028		145	141
PG&E Corp. 5.25% 7/1/2030		175	169
Philip Morris International, Inc. 5.125% 11/17/2027		315	321
Philip Morris International, Inc. 5.625% 11/17/2029		420	441
Philip Morris International, Inc. 2.10% 5/1/2030		634	544
Philip Morris International, Inc. 5.75% 11/17/2032		1,554	1,632
Philip Morris International, Inc. 5.375% 2/15/2033		1,382	1,418
Post Holdings, Inc. 5.625% 1/15/2028[6]		85	84
Post Holdings, Inc. 5.50% 12/15/2029[6]		80	77
Post Holdings, Inc. 4.625% 4/15/2030[6]		444	409
Prestige Auto Receivables Trust, Series 2023-1, Class A2, 5.88% 3/16/2026[5,6]		526	525
Procter & Gamble Co. 3.00% 3/25/2030		338	317
PT Bank Negara Indonesia (Persero) Tbk 4.30% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.466% on 3/24/2027)[1]		1,535	1,364
Qatar Energy 3.125% 7/12/2041[6]		2,895	2,231
Qatar Energy 3.30% 7/12/2051[6]		2,942	2,155
Radiology Partners, Inc. 9.25% 2/1/2028[6]		245	126
Radiology Partners, Inc., Term Loan, (1-month USD CME Term SOFR + 4.25%) 10.179% 7/9/2025[8,9]		10	8
Range Resources Corp. 4.75% 2/15/2030[6]		145	134
Real Hero Merger Sub 2, Inc. 6.25% 2/1/2029[6]		25	22
RHP Hotel Properties, LP 7.25% 7/15/2028[6]		80	83
RHP Hotel Properties, LP 4.50% 2/15/2029[6]		90	84
RLJ Lodging Trust, LP 4.00% 9/15/2029[6]		25	22
Roller Bearing Company of America, Inc. 4.375% 10/15/2029[6]		20	19
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[6]		40	40
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[6]		75	74
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[6]		160	172
Royal Caribbean Cruises, Ltd. 7.25% 1/15/2030[6]		4	4
RP Escrow Issuer, LLC 5.25% 12/15/2025[6]		190	152
Ryan Specialty Group, LLC 4.375% 2/1/2030[6]		45	42
Sands China, Ltd. 3.50% 8/8/2031		495	415
Santander Holdings USA, Inc. 3.244% 10/5/2026		3,750	3,535
Sasol Financing USA, LLC 5.875% 3/27/2024		6,165	6,133
Sasol Financing USA, LLC 4.375% 9/18/2026		1,085	1,012

230	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Sasol Financing USA, LLC 8.75% 5/3/2029[2]	USD	310	$317
Scentre Group Trust 1 3.50% 2/12/2025[6]		210	206
Scentre Group Trust 1 3.75% 3/23/2027[6]		110	106
Scientific Games Holdings, LP 6.625% 3/1/2030[6]		46	44
SCIH Salt Holdings, Inc. 4.875% 5/1/2028[6]		115	108
Sealed Air Corp. 6.125% 2/1/2028[6]		180	182
Serbia (Republic of) 6.25% 5/26/2028[6]		740	759
Service Properties Trust 8.625% 11/15/2031[6]		60	63
ServiceNow, Inc. 1.40% 9/1/2030		1,830	1,505
Simmons Foods, Inc. 4.625% 3/1/2029[6]		160	139
Sirius XM Radio, Inc. 3.125% 9/1/2026[6]		50	47
Sirius XM Radio, Inc. 4.00% 7/15/2028[6]		195	180
Sirius XM Radio, Inc. 4.125% 7/1/2030[6]		39	35
Sirius XM Radio, Inc. 3.875% 9/1/2031[6]		111	95
SK hynix, Inc. 3.00% 9/17/2024		1,602	1,575
SK hynix, Inc. 1.50% 1/19/2026		563	519
SM Energy Co. 6.50% 7/15/2028		45	45
SMB Private Education Loan Trust, Series 2023-C, Class A1B, (30-day Average USD-SOFR + 1.55%) 6.888% 11/15/2052[5,6,9]		733	735
Sonic Automotive, Inc. 4.625% 11/15/2029[6]		45	41
Sonic Automotive, Inc. 4.875% 11/15/2031[6]		20	18
Southern California Edison Co. 2.85% 8/1/2029		200	182
Southern California Edison Co. 3.65% 2/1/2050		1,700	1,318
Southwestern Energy Co. 5.375% 3/15/2030		120	117
Southwestern Energy Co. 4.75% 2/1/2032		90	83
Spirit AeroSystems, Inc. 9.375% 11/30/2029[6]		17	19
Spirit AeroSystems, Inc. 9.75% 11/15/2030[6]		60	65
Sprint, LLC 7.625% 3/1/2026		130	136
Stellantis Finance US, Inc. 1.711% 1/29/2027[6]		1,500	1,363
Stellantis Finance US, Inc. 5.625% 1/12/2028[6]		2,560	2,652
Stellantis Finance US, Inc. 2.691% 9/15/2031[6]		453	379
Stericycle, Inc. 3.875% 1/15/2029[6]		110	100
Sunoco, LP 4.50% 5/15/2029		290	270
Sunoco, LP 4.50% 4/30/2030		35	32
Surgery Center Holdings, Inc. 10.00% 4/15/2027[6]		103	104
SVB Financial Group 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[1,3]		12	—	[11]
Swiss Re Finance (Luxembourg) SA 5.00% 4/2/2049 (5-year UST Yield Curve Rate T Note Constant Maturity + 3.582% on 4/2/2029)[1,6]		400	384
Talen Energy Supply, LLC 8.625% 6/1/2030[6]		94	100
Talen Energy Supply, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.869% 5/17/2030[8,9]		45	45
Tencent Holdings, Ltd. 3.24% 6/3/2050[6]		3,450	2,304
Tenet Healthcare Corp. 6.125% 10/1/2028		25	25
Teva Pharmaceutical Finance Netherlands III BV 6.00% 4/15/2024		2,789	2,782
Tibco Software, Inc., Term Loan A, (3-month USD CME Term SOFR + 4.50%) 9.948% 9/29/2028[8,9]		243	238
Tierra Mojada Luxembourg II SARL 5.75% 12/1/2040		465	420
T-Mobile USA, Inc. 2.40% 3/15/2029		1,079	969
T-Mobile USA, Inc. 5.65% 1/15/2053		1,400	1,459
Toyota Motor Credit Corp. 3.375% 4/1/2030		453	426
TransDigm, Inc. 6.25% 3/15/2026[6]		65	65
TransDigm, Inc. 5.50% 11/15/2027		45	44
TransDigm, Inc. 4.875% 5/1/2029		80	75
TransDigm, Inc. 6.875% 12/15/2030[6]		85	88
Transocean Poseidon, Ltd. 6.875% 2/1/2027[6]		56	56
Transocean Titan Financing, Ltd. 8.375% 2/1/2028[6]		102	106
Transocean, Inc. 8.75% 2/15/2030[6]		38	40
Transocean, Inc. 6.80% 3/15/2038		35	28
Treehouse Park Improvement Association No.1 9.75% 12/1/2033[6,12]		100	93
Tricon Residential Trust, Series 2023-SFR1, Class A, 5.10% 7/17/2040[5,6]		379	374

American Funds Insurance Series	231

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Tricon Residential Trust, Series 2023-SFR1, Class B, 5.10% 7/17/2040[5,6]	USD	251	$245
Tricon Residential Trust, Series 2023-SFR1, Class C, 5.10% 7/17/2040[5,6]		100	97
Triumph Group, Inc. 9.00% 3/15/2028[6]		71	76
State of Ohio, Turnpike and Infrastructure Commission, Turnpike Rev. Ref. Bonds (Infrastructure Projects), Series 2020-A, 3.216% 2/15/2048		1,410	1,064
U.S. Treasury 3.625% 3/31/2028		20	20
U.S. Treasury 4.375% 11/30/2028		6,800	6,960
U.S. Treasury 4.50% 11/15/2033		10,782	11,325
U.S. Treasury 1.125% 5/15/2040[13]		6,190	4,000
U.S. Treasury 1.75% 8/15/2041[13]		4,650	3,242
U.S. Treasury 4.75% 11/15/2043		1,425	1,531
U.S. Treasury 3.00% 8/15/2048[13]		5,045	4,118
U.S. Treasury 4.125% 8/15/2053[13]		19,558	19,823
U.S. Treasury Inflation-Protected Security 2.375% 10/15/2028[4,13]		18,013	18,560
U.S. Treasury Inflation-Protected Security 1.375% 7/15/2033[4]		6,321	6,137
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[4]		3,344	2,084
U.S. Treasury Inflation-Protected Security 1.50% 2/15/2053[4]		6,371	5,801
UBS Group AG 4.49% 8/5/2025 (1-year UST Yield Curve Rate T Note Constant Maturity + 1.60% on 8/5/2024)[1,6]		2,265	2,249
UKG, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 9.988% 5/4/2026[8,9]		75	75
UKG, Inc., Term Loan, (3-month USD CME Term SOFR + 5.25%) 10.764% 5/3/2027[8,9]		75	75
Ukraine 7.75% 9/1/2024[3]		6,210	1,938
Ukraine 6.876% 5/21/2031[3]		1,269	296
Uniform Mortgage-Backed Security 2.00% 1/1/2039[5,10]		1,841	1,651
Uniform Mortgage-Backed Security 2.00% 2/1/2039[5,10]		1,234	1,100
Uniform Mortgage-Backed Security 2.00% 1/1/2054[5,10]		2,470	2,019
Uniform Mortgage-Backed Security 2.50% 1/1/2054[5,10]		24,460	20,812
Uniform Mortgage-Backed Security 3.00% 1/1/2054[5,10]		5,222	4,620
Uniform Mortgage-Backed Security 3.50% 1/1/2054[5,10]		9,033	8,288
Uniform Mortgage-Backed Security 4.00% 1/1/2054[5,10]		8,840	8,362
Uniform Mortgage-Backed Security 4.50% 1/1/2054[5,10]		16,943	16,425
Uniform Mortgage-Backed Security 5.00% 1/1/2054[5,10]		19,966	19,755
Uniform Mortgage-Backed Security 5.50% 1/1/2054[5,10]		10,146	10,190
Uniform Mortgage-Backed Security 6.00% 1/1/2054[5,10]		10,805	10,972
Uniform Mortgage-Backed Security 6.50% 1/1/2054[5,10]		6,655	6,821
Uniform Mortgage-Backed Security 7.00% 1/1/2054[5,10]		13,150	13,566
Uniform Mortgage-Backed Security 3.50% 2/1/2054[5,10]		18,339	16,843
Uniform Mortgage-Backed Security 6.00% 2/1/2054[5,10]		6,750	6,854
United Mexican States 6.338% 5/4/2053		425	434
United Natural Foods, Inc. 6.75% 10/15/2028[6]		85	69
United Rentals (North America), Inc. 3.875% 2/15/2031		130	118
Univision Communications, Inc. 4.50% 5/1/2029[6]		250	223
US Foods, Inc. 4.625% 6/1/2030[6]		35	33
Vail Resorts, Inc. 6.25% 5/15/2025[6]		120	119
Valvoline, Inc. 3.625% 6/15/2031[6]		85	73
Venator Finance SARL, Term Loan, (USD-SOFR + 10.00%) 8.00% PIK and 7.43% Cash 10/10/2028[7,8,9]		48	48
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[6]		35	32
Venture Global Calcasieu Pass, LLC 6.25% 1/15/2030[6]		31	31
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[6]		110	97
Venture Global LNG, Inc. 8.125% 6/1/2028[6]		80	81
Veralto Corp. 5.35% 9/18/2028[6]		2,900	2,970
VICI Properties, LP 4.375% 5/15/2025		1,563	1,537
Vital Energy, Inc. 9.75% 10/15/2030		40	41
VZ Secured Financing BV 5.00% 1/15/2032[6]		200	171
W&T Offshore, Inc. 11.75% 2/1/2026[6]		55	57
WarnerMedia Holdings, Inc. 5.05% 3/15/2042		1,928	1,701
Warrior Met Coal, Inc. 7.875% 12/1/2028[6]		71	71
WASH Multifamily Acquisition, Inc. 5.75% 4/15/2026[6]		320	308
WEA Finance, LLC 3.75% 9/17/2024[6]		535	526
Weatherford International, Ltd. 6.50% 9/15/2028[6]		38	39
Weatherford International, Ltd. 8.625% 4/30/2030[6]		93	97

232	American Funds Insurance Series

Capital World Bond Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. dollars (continued)
Wells Fargo & Co. 3.526% 3/24/2028 (USD-SOFR + 1.51% on 3/24/2027)[1]	USD	5,788	$5,525
Wells Fargo & Co. 4.611% 4/25/2053 (USD-SOFR + 2.13% on 4/25/2052)[1]		1,600	1,440
WESCO Distribution, Inc. 7.125% 6/15/2025[6]		180	181
WESCO Distribution, Inc. 7.25% 6/15/2028[6]		200	206
Western Midstream Operating, LP 3.10% 2/1/2025[1]		85	83
Western Midstream Operating, LP 5.25% 2/1/2050[1]		80	72
Westlake Automobile Receivables Trust, Series 2023-1, Class A2A, 5.51% 6/15/2026[5,6]		992	991
Westlake Automobile Receivables Trust, Series 2023-1, Class A3, 5.21% 1/18/2028[5,6]		278	277
Westlake Automobile Receivables Trust, Series 2023-1, Class B, 5.41% 1/18/2028[5,6]		60	60
Westpac Banking Corp. 2.894% 2/4/2030 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.35% on 2/4/2025)[1]		1,250	1,205
WeWork Companies, LLC 6.00% PIK and 5.00% Cash 8/15/2027[3,6,7]		37	8
WeWork Companies, LLC 8.00% PIK and 7.00% Cash 8/15/2027[3,6,7]		31	11
WMG Acquisition Corp. 3.75% 12/1/2029[6]		110	100
WMG Acquisition Corp. 3.875% 7/15/2030[6]		135	122
WMG Acquisition Corp. 3.00% 2/15/2031[6]		80	69
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[1,2,12]		105	107
Wynn Las Vegas, LLC 5.50% 3/1/2025[6]		110	109
Wynn Resorts Finance, LLC 7.125% 2/15/2031[6]		43	45
Yahoo Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.50%) 10.97% 9/1/2027[8,9]		95	93
Ziggo Bond Co. BV 5.125% 2/28/2030[6]		200	167
Ziggo BV 4.875% 1/15/2030[6]		300	268
			629,873

Total bonds, notes & other debt instruments (cost: $1,470,776,000)			1,423,420

Convertible bonds & notes 0.08%
U.S. dollars 0.08%
Abu Dhabi National Oil Co., convertible notes, 0.70% 6/4/2024		1,200	1,173

Total convertible bonds & notes (cost: $1,171,000)			1,173

Preferred securities 0.00%	Shares
U.S. dollars 0.00%
ACR III LSC Holdings, LLC, Series B, preferred shares[6,12,14]		48	74

Total preferred securities (cost: $50,000)			74

Common stocks 0.05%
U.S. dollars 0.05%
Diebold Nixdorf, Inc.[6,14]		8,912	258
Constellation Oil Services Holding SA, Class B-1[12,14]		1,214,969	170
Venator Materials PLC[12,14]		31,972,955	164
Altera Infrastructure, LP12,14		1,441	133
Party City Holdco, Inc.[12,14]		80	2
Party City Holdco, Inc.[6,12,14]		1	—	[11]
Bighorn Permian Resources, LLC[12]		531	—	[11]

Total common stocks (cost: $1,438,000)			727

Investment funds 3.42%
Capital Group Central Corporate Bond Fund[15]		6,213,739	52,692

Total investment funds (cost: $49,062,000)			52,692

American Funds Insurance Series	233

Capital World Bond Fund (continued)

Short-term securities 13.02%		Shares		Value (000)
Money market investments 11.51%
Capital Group Central Cash Fund 5.44%[15,16]			1,773,180	$177,300

	Weighted average yield at acquisition	Principal amount (000)
Bills & notes of governments & government agencies outside the U.S. 1.51%
Japan Treasury 2/20/2024	(0.103)%	JPY	3,277,100	23,247

Total short-term securities (cost: $201,752,000)				200,547
Total investment securities 108.98% (cost: $1,724,249,000)				1,678,633
Other assets less liabilities (8.98)%				(138,292)

Net assets 100.00%				$1,540,341

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
10 Year Australian Government Bond Futures	Long	30	3/15/2024	USD2,385	$73
3 Year Australian Government Bond Futures	Short	1	3/18/2024	(73)	(1)
2 Year Euro-Schatz Futures	Long	26	3/11/2024	3,058	13
2 Year U.S. Treasury Note Futures	Long	1,259	4/3/2024	259,246	2,109
5 Year Euro-Bobl Futures	Short	61	3/11/2024	(8,032)	(20)
5 Year U.S. Treasury Note Futures	Long	1,305	4/3/2024	141,949	3,201
10 Year Italy Government Bond Futures	Long	88	3/11/2024	11,575	365
10 Year French Government Bond Futures	Long	58	3/11/2024	8,420	294
10 Year Euro-Bund Futures	Short	89	3/11/2024	(13,482)	(339)
10 Year Japanese Government Bond Futures	Short	30	3/20/2024	(31,215)	(107)
10 Year UK Gilt Futures	Long	189	3/28/2024	24,729	1,251
10 Year Ultra U.S. Treasury Note Futures	Short	193	3/28/2024	(22,777)	(1,021)
10 Year U.S. Treasury Note Futures	Short	301	3/28/2024	(33,980)	(786)
20 Year U.S. Treasury Bond Futures	Long	39	3/28/2024	4,873	370
30 Year Euro-Buxl Futures	Long	26	3/11/2024	4,068	324
30 Year Ultra U.S. Treasury Bond Futures	Long	31	3/28/2024	4,141	176
					$5,902

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)
CHF	2,790	USD	3,200	Standard Chartered Bank	1/8/2024	$121
SGD	1,400	USD	1,050	BNP Paribas	1/8/2024	11
CZK	18,000	USD	803	BNP Paribas	1/8/2024	1
PLN	18,110	EUR	4,175	Bank of New York Mellon	1/8/2024	(9)
CZK	47,290	EUR	1,923	Citibank	1/8/2024	(10)
USD	735	NOK	7,930	Citibank	1/8/2024	(45)
USD	6,366	GBP	5,040	UBS AG	1/8/2024	(59)
USD	20,322	MXN	353,363	Goldman Sachs	1/8/2024	(453)

234	American Funds Insurance Series

Capital World Bond Fund (continued)

Forward currency contracts (continued)

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)
CNH	194,180	USD	27,128	BNP Paribas	1/9/2024	$146
CNH	19,260	USD	2,682	Citibank	1/9/2024	24
PLN	11,105	USD	2,808	JPMorgan Chase	1/9/2024	14
HUF	981,675	USD	2,817	JPMorgan Chase	1/9/2024	8
ZAR	54,000	USD	2,941	Morgan Stanley	1/9/2024	8
EUR	7,361	PLN	31,970	HSBC Bank	1/9/2024	6
DKK	46,980	EUR	6,303	Citibank	1/9/2024	(1)
USD	2,583	ZAR	48,870	UBS AG	1/9/2024	(86)
USD	14,529	DKK	100,190	BNP Paribas	1/9/2024	(317)
EUR	380	USD	410	Morgan Stanley	1/11/2024	9
USD	994	GBP	790	Goldman Sachs	1/11/2024	(13)
JPY	2,411,633	USD	16,447	HSBC Bank	1/12/2024	696
COP	13,562,304	USD	3,379	Morgan Stanley	1/12/2024	110
USD	9,836	KRW	12,642,244	Citibank	1/12/2024	77
BRL	24,165	USD	4,914	Citibank	1/12/2024	55
JPY	399,890	USD	2,810	Citibank	1/12/2024	33
COP	2,800,000	USD	689	Standard Chartered Bank	1/12/2024	31
USD	304	CLP	264,710	Morgan Stanley	1/12/2024	4
USD	10,273	IDR	158,602,850	Citibank	1/12/2024	(30)
USD	4,434	KRW	5,846,230	Citibank	1/12/2024	(79)
USD	8,795	BRL	43,165	Standard Chartered Bank	1/12/2024	(82)
USD	3,347	COP	13,562,304	Morgan Stanley	1/12/2024	(142)
ILS	4,200	USD	1,131	Citibank	1/18/2024	29
AUD	1,830	USD	1,250	Citibank	1/18/2024	(2)
HUF	1,284,310	EUR	3,343	Goldman Sachs	1/18/2024	(2)
USD	3,464	AUD	5,150	Goldman Sachs	1/18/2024	(49)
USD	2,293	HUF	818,090	BNP Paribas	1/18/2024	(58)
USD	7,302	AUD	11,120	BNP Paribas	1/18/2024	(280)
THB	360,570	USD	10,106	Citibank	1/19/2024	398
EUR	8,610	USD	9,267	Goldman Sachs	1/19/2024	247
JPY	600,980	USD	4,131	Citibank	1/19/2024	146
JPY	849,560	USD	5,912	HSBC Bank	1/19/2024	134
MYR	2,580	USD	554	HSBC Bank	1/19/2024	10
THB	37,000	USD	1,084	Citibank	1/19/2024	(6)
USD	936	NZD	1,530	UBS AG	1/19/2024	(32)
USD	4,020	NZD	6,561	Standard Chartered Bank	1/19/2024	(128)
EUR	15,550	USD	17,013	Bank of America	1/22/2024	171
CAD	11,563	USD	8,616	BNP Paribas	1/22/2024	113
EUR	7,700	USD	8,457	Standard Chartered Bank	1/22/2024	52
SEK	45,500	USD	4,467	Bank of America	1/22/2024	49
MXN	27,010	USD	1,553	JPMorgan Chase	1/22/2024	31
IDR	95,556,480	USD	6,192	UBS AG	1/22/2024	15
PLN	4,740	USD	1,198	Citibank	1/22/2024	6
PLN	20,540	EUR	4,727	UBS AG	1/22/2024	(6)
INR	438,850	USD	5,276	HSBC Bank	1/22/2024	(9)
USD	1,550	ZAR	28,640	UBS AG	1/22/2024	(12)
USD	2,655	BRL	13,000	JPMorgan Chase	1/22/2024	(17)
USD	3,352	MXN	58,010	Standard Chartered Bank	1/22/2024	(49)
EUR	5,100	CAD	7,531	HSBC Bank	1/22/2024	(50)
USD	6,363	BRL	31,307	Citibank	1/22/2024	(72)
THB	262,300	USD	7,508	UBS AG	1/23/2024	135
DKK	27,100	USD	3,979	Citibank	1/23/2024	39
USD	2,816	GBP	2,210	Citibank	1/23/2024	(2)
CNH	269,257	USD	37,868	Goldman Sachs	1/23/2024	(13)
USD	5,551	JPY	781,000	HSBC Bank	1/26/2024	(13)
JPY	9,051,388	USD	63,378	Morgan Stanley	2/9/2024	1,246
USD	12,322	JPY	1,828,000	JPMorgan Chase	2/9/2024	(729)

American Funds Insurance Series	235

Capital World Bond Fund (continued)

Forward currency contracts (continued)

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 12/31/2023 (000)
MXN	112,690	USD	6,267	Goldman Sachs	2/14/2024	$316
USD	25,879	JPY	3,277,100	HSBC Bank	2/16/2024	2,457
JPY	3,277,100	USD	25,661	HSBC Bank	2/16/2024	(2,239)
USD	25,676	JPY	3,277,100	HSBC Bank	2/20/2024	2,240
USD	5,303	BRL	26,176	Bank of America	2/20/2024	(58)
USD	4,334	BRL	21,630	Citibank	2/20/2024	(96)
USD	5,344	BRL	26,300	Bank of America	2/29/2024	(37)
USD	2,680	BRL	13,400	Citibank	3/7/2024	(60)
TRY	36,550	USD	1,168	BNP Paribas	3/11/2024	(10)
						$3,833

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional		Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)		12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
2.628%	Annual	SONIA	Annual	7/28/2024	GBP	21,600	$(390)	$—	$(390)
6.255%	28-day	28-day MXN-TIIE	28-day	5/22/2026	MXN	47,800	(192)	—	(192)
6.19%	28-day	28-day MXN-TIIE	28-day	5/22/2026	MXN	48,400	(197)	—	(197)
6.16%	28-day	28-day MXN-TIIE	28-day	6/9/2026	MXN	58,800	(244)	—	(244)
6.5375%	28-day	28-day MXN-TIIE	28-day	6/17/2026	MXN	14,000	(51)	—	(51)
6.50%	28-day	28-day MXN-TIIE	28-day	6/17/2026	MXN	13,900	(52)	—	(52)
6.47%	28-day	28-day MXN-TIIE	28-day	6/17/2026	MXN	14,200	(53)	—	(53)
6.55%	28-day	28-day MXN-TIIE	28-day	6/17/2026	MXN	43,000	(157)	—	(157)
6.55%	28-day	28-day MXN-TIIE	28-day	6/18/2026	MXN	14,100	(52)	—	(52)
6.50%	28-day	28-day MXN-TIIE	28-day	6/18/2026	MXN	27,800	(104)	—	(104)
6.64%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	62,600	(223)	—	(223)
6.633%	28-day	28-day MXN-TIIE	28-day	6/25/2026	MXN	172,500	(615)	—	(615)
7.59%	28-day	28-day MXN-TIIE	28-day	10/29/2026	MXN	28,900	(67)	—	(67)
7.62%	28-day	28-day MXN-TIIE	28-day	10/29/2026	MXN	43,375	(99)	—	(99)
7.52%	28-day	28-day MXN-TIIE	28-day	10/30/2026	MXN	89,445	(216)	—	(216)
9.40%	28-day	28-day MXN-TIIE	28-day	2/16/2028	MXN	259,800	368	—	368
4.98038%	Annual	SONIA	Annual	6/21/2028	GBP	15,850	1,263	—	1,263
4.96048%	Annual	SONIA	Annual	6/21/2028	GBP	7,810	614	—	614
4.1239%	Annual	SONIA	Annual	12/5/2028	GBP	13,165	551	—	551
SOFR	Annual	3.29015%	Annual	1/13/2030	USD	11,280	131	—	131
SOFR	Annual	3.4705%	Annual	2/10/2030	USD	16,910	31	—	31
SONIA	Annual	4.34948%	Annual	6/21/2033	GBP	4,240	(460)	—	(460)
SONIA	Annual	4.36738%	Annual	6/21/2033	GBP	8,600	(949)	—	(949)
							$(1,163)	$—	$(1,163)

236	American Funds Insurance Series

Capital World Bond Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Bilateral interest rate swaps

Receive		Pay				Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Counterparty	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
11.18%	At maturity	BZDIOVER	At maturity	Goldman Sachs	1/4/2027	BRL30,865	$278	$—	$278

Centrally cleared credit default swaps on credit indices — sell protection

Financing rate received	Payment frequency	Reference index	Expiration date	Notional amount (000)	[17]	Value at 12/31/2023 (000)	[18]	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2023 (000)
1.00%	Quarterly	CDX.NA.IG.41	12/20/2028	USD42,427		$824		$585	$239
5.00%	Quarterly	CDX.NA.HY.41	12/20/2028	19,325		1,128		915	213
1.00%	Quarterly	ITRX.EUR.IG.40	12/20/2028	EUR32,310		696		630	66
						$2,648		$2,130	$518

Investments in affiliates15

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Investment funds 3.42%
Capital Group Central Corporate Bond Fund	$48,676	$1,983	$—	$—	$2,033	$52,692	$1,983
Short-term securities 11.51%
Money market investments 11.51%
Capital Group Central Cash Fund 5.44%[16]	167	876,837	699,695	6	(15)	177,300	7,090
Total 14.93%				$6	$2,018	$229,992	$9,073

Restricted securities2

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Bank of America Corp. 3.648% 3/31/2029 (3-month EUR-EURIBOR + 3.67% on 3/31/2028)[1]	5/19/2020	$5,937	$5,563	.36%
Goldman Sachs Group, Inc. 3.375% 3/27/2025	5/19/2020	5,585	5,511	.36
JPMorgan Chase & Co. 0.389% 2/24/2028 (3-month EUR-EURIBOR + 0.65% on 2/24/2027)[1]	5/19/2020	3,404	3,229	.21
Metropolitan Life Global Funding I 0.55% 6/16/2027	12/11/2023	1,957	2,030	.13
NBM US Holdings, Inc. 7.00% 5/14/2026	5/17/2023-5/19/2023	1,476	1,543	.10
Sasol Financing USA, LLC 8.75% 5/3/2029	7/18/2023	309	317	.02
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[1,12]	6/23/2023	101	107	.01

American Funds Insurance Series	237

Capital World Bond Fund (continued)

Restricted securities2 (continued)

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713% 9/13/2029[8,9]	9/13/2023	$95	$95	.00%[19]
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61% 9/13/2029[8,9]	9/13/2023-12/13/2023	3	3	.00	[19]
Total		$18,867	$18,398		1.19%

[1]	Step bond; coupon rate may change at a later date.
[2]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $18,398,000, which represented 1.19% of the net assets of the fund.
[3]	Scheduled interest and/or principal payment was not received.
[4]	Index-linked bond whose principal amount moves with a government price index.
[5]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $109,560,000, which represented 7.11% of the net assets of the fund.
[7]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[8]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,802,000, which represented .12% of the net assets of the fund.
[9]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[10]	Purchased on a TBA basis.
[11]	Amount less than one thousand.
[12]	Value determined using significant unobservable inputs.
[13]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $12,774,000, which represented .83% of the net assets of the fund.
[14]	Security did not produce income during the last 12 months.
[15]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
[16]	Rate represents the seven-day yield at 12/31/2023.
[17]	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
[18]	The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.
[19]	Amount less than .01%.

Key to abbreviation(s)

Assn. = Association

AUD = Australian dollars

BRL = Brazilian reais

BZDIOVER = Overnight Brazilian Interbank Deposit Rate

CAD = Canadian dollars

CHF = Swiss francs

CLP = Chilean pesos

CME = CME Group

CNH = Chinese yuan renminbi

CNY = Chinese yuan

COP = Colombian pesos

CZK = Czech korunas

DAC = Designated Activity Company

DKK = Danish kroner

EUR = Euros

EURIBOR = Euro Interbank Offered Rate

GBP = British pounds

HUF = Hungarian forints

ICE = Intercontinental Exchange, Inc.

IDR = Indonesian rupiah

ILS = Israeli shekels

INR = Indian rupees

JPY = Japanese yen

KRW = South Korean won

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK = Norwegian kroner

NZD = New Zealand dollars

PIK = Payment In Kind

PLN = Polish zloty

Ref. = Refunding

REIT = Real Estate Investment Trust

Rev. = Revenue

RON = Romanian leu

SEK = Swedish kronor

SGD = Singapore dollars

SOFR = Secured Overnight Financing Rate

SONIA = Sterling Overnight Interbank Average Rate

TBA = To be announced

THB = Thai baht

TIIE = Equilibrium Interbank Interest Rate

TRY = Turkish lira

UAH = Ukrainian hryvnia

USD = U.S. dollars

ZAR = South African rand

Refer to the notes to financial statements.

238	American Funds Insurance Series

American High-Income Trust

Investment portfolio December 31, 2023

Bonds, notes & other debt instruments 88.89%	Principal amount (000)		Value (000)
Corporate bonds, notes & loans 88.47%
Energy 15.14%
Aethon United BR, LP 8.25% 2/15/2026[1]	USD	435	$438
Antero Midstream Partners, LP 5.375% 6/15/2029[1]		570	549
Antero Resources Corp. 7.625% 2/1/2029[1]		244	251
Antero Resources Corp. 5.375% 3/1/2030[1]		130	125
Ascent Resources Utica Holdings, LLC 7.00% 11/1/2026[1]		2,040	2,056
Ascent Resources Utica Holdings, LLC 9.00% 11/1/2027[1]		170	214
Ascent Resources Utica Holdings, LLC 8.25% 12/31/2028[1]		271	273
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029[1]		1,385	1,290
BIP-V Chinook Holdco, LLC 5.50% 6/15/2031[1]		1,210	1,148
Blue Racer Midstream, LLC 7.625% 12/15/2025[1]		496	503
Borr IHC, Ltd. 10.00% 11/15/2028[1]		1,970	2,059
Borr IHC, Ltd. 10.375% 11/15/2030[1]		545	564
California Resources Corp. 7.125% 2/1/2026[1]		390	396
Callon Petroleum Co. 7.50% 6/15/2030[1]		1,665	1,681
Cheniere Energy Partners, LP 4.50% 10/1/2029		58	56
Cheniere Energy, Inc. 4.625% 10/15/2028		1,041	1,017
Chesapeake Energy Corp. 5.50% 2/1/2026[1]		790	784
Chesapeake Energy Corp. 5.875% 2/1/2029[1]		2,055	2,016
Chesapeake Energy Corp. 6.75% 4/15/2029[1]		755	763
Chord Energy Corp. 6.375% 6/1/2026[1]		190	190
CITGO Petroleum Corp. 6.375% 6/15/2026[1]		375	374
CITGO Petroleum Corp. 8.375% 1/15/2029[1]		1,410	1,451
Civitas Resources, Inc. 5.00% 10/15/2026[1]		905	879
Civitas Resources, Inc. 8.375% 7/1/2028[1]		530	554
Civitas Resources, Inc. 8.625% 11/1/2030[1]		730	775
Civitas Resources, Inc. 8.75% 7/1/2031[1]		2,987	3,184
CNX Midstream Partners, LP 4.75% 4/15/2030[1]		280	252
CNX Resources Corp. 7.25% 3/14/2027[1]		1,168	1,180
CNX Resources Corp. 6.00% 1/15/2029[1]		1,804	1,732
CNX Resources Corp. 7.375% 1/15/2031[1]		911	918
Comstock Resources, Inc. 6.75% 3/1/2029[1]		805	737
Comstock Resources, Inc. 5.875% 1/15/2030[1]		1,130	982
Constellation Oil Services Holding SA 3.00% Cash 12/31/2026[2]		3,201	2,328
Continental Resources, Inc. 5.75% 1/15/2031[1]		365	364
Crescent Energy Finance, LLC 7.25% 5/1/2026[1]		500	504
Crescent Energy Finance, LLC 9.25% 2/15/2028[1]		1,498	1,555
Devon Energy Corp. 5.875% 6/15/2028		202	204
Devon Energy Corp. 4.50% 1/15/2030		493	474
DT Midstream, Inc. 4.125% 6/15/2029[1]		1,408	1,297
DT Midstream, Inc. 4.375% 6/15/2031[1]		307	277
Encino Acquisition Partners Holdings, LLC 8.50% 5/1/2028[1]		250	247
Energean Israel Finance, Ltd. 5.875% 3/30/2031[1]		1,025	868
Energy Transfer, LP 6.00% 2/1/2029[1]		55	56
Energy Transfer, LP 8.00% 4/1/2029[1]		1,295	1,348
EQM Midstream Partners, LP 4.125% 12/1/2026		87	84
EQM Midstream Partners, LP 7.50% 6/1/2027[1]		270	278
EQM Midstream Partners, LP 6.50% 7/1/2027[1]		1,910	1,946
EQM Midstream Partners, LP 5.50% 7/15/2028		881	873
EQM Midstream Partners, LP 4.50% 1/15/2029[1]		835	790
EQM Midstream Partners, LP 7.50% 6/1/2030[1]		338	364
EQM Midstream Partners, LP 4.75% 1/15/2031[1]		1,690	1,575
EQM Midstream Partners, LP 6.50% 7/15/2048		1,115	1,144
EQT Corp. 5.00% 1/15/2029		170	169
EQT Corp. 3.625% 5/15/2031[1]		290	259
Genesis Energy, LP 6.25% 5/15/2026		320	320
Genesis Energy, LP 8.00% 1/15/2027		3,115	3,169
Genesis Energy, LP 7.75% 2/1/2028		87	87
Genesis Energy, LP 8.25% 1/15/2029		1,480	1,524
Genesis Energy, LP 8.875% 4/15/2030		1,110	1,149
Harbour Energy PLC 5.50% 10/15/2026[1]		1,545	1,512
Harvest Midstream I, LP 7.50% 9/1/2028[1]		1,717	1,709

American Funds Insurance Series	239

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Hess Midstream Operations, LP 5.125% 6/15/2028[1]	USD	156	$151
Hess Midstream Operations, LP 4.25% 2/15/2030[1]		1,430	1,317
Hess Midstream Operations, LP 5.50% 10/15/2030[1]		400	388
Hilcorp Energy I, LP 6.25% 11/1/2028[1]		145	145
Hilcorp Energy I, LP 5.75% 2/1/2029[1]		985	952
Hilcorp Energy I, LP 6.00% 4/15/2030[1]		922	895
Hilcorp Energy I, LP 6.00% 2/1/2031[1]		938	908
Hilcorp Energy I, LP 6.25% 4/15/2032[1]		935	901
Hilcorp Energy I, LP 8.375% 11/1/2033[1]		2,238	2,374
Jonah Energy, LLC 12.00% 11/5/2025[3]		852	852
Matador Resources Co. 6.875% 4/15/2028[1]		425	431
Mesquite Energy, Inc. 7.25% 2/15/2023[1,4]		739	59
Murphy Oil Corp. 6.375% 7/15/2028		243	244
Murphy Oil USA, Inc. 3.75% 2/15/2031[1]		820	715
Nabors Industries, Inc. 7.375% 5/15/2027[1]		1,615	1,584
Nabors Industries, Inc. 9.125% 1/31/2030[1]		1,275	1,281
Nabors Industries, Ltd. 7.25% 1/15/2026[1]		350	337
Neptune Energy Bondco PLC 6.625% 5/15/2025[1]		1,250	1,240
New Fortress Energy, Inc. 6.75% 9/15/2025[1]		1,720	1,708
New Fortress Energy, Inc. 6.50% 9/30/2026[1]		5,155	4,956
New Fortress Energy, Inc., Term Loan, (3-month USD CME Term SOFR + 5.00%) 10.39% 10/30/2028[5,6]		270	267
NGL Energy Operating, LLC 7.50% 2/1/2026[1]		8,280	8,369
NGL Energy Partners, LP 6.125% 3/1/2025		1,964	1,962
NGL Energy Partners, LP 7.50% 4/15/2026		875	871
Noble Finance II, LLC 8.00% 4/15/2030[1]		485	505
Northern Oil and Gas, Inc. 8.125% 3/1/2028[1]		1,985	2,012
Northern Oil and Gas, Inc. 8.75% 6/15/2031[1]		1,215	1,267
NuStar Logistics, LP 6.00% 6/1/2026		286	286
Occidental Petroleum Corp. 6.625% 9/1/2030		390	415
Occidental Petroleum Corp. 6.125% 1/1/2031		465	483
Occidental Petroleum Corp. 6.45% 9/15/2036		245	260
Occidental Petroleum Corp. 6.20% 3/15/2040		290	300
Occidental Petroleum Corp. 6.60% 3/15/2046		305	331
Parkland Corp. 4.625% 5/1/2030[1]		440	405
PDC Energy, Inc. 5.75% 5/15/2026		600	599
Permian Resources Operating, LLC 6.875% 4/1/2027[1]		455	455
Permian Resources Operating, LLC 8.00% 4/15/2027[1]		58	60
Permian Resources Operating, LLC 9.875% 7/15/2031[1]		1,030	1,146
Permian Resources Operating, LLC 7.00% 1/15/2032[1]		395	408
Petroleos Mexicanos 4.875% 1/18/2024		223	223
Petroleos Mexicanos 6.875% 10/16/2025		350	345
Petroleos Mexicanos 8.75% 6/2/2029		732	712
Petrorio Luxembourg SARL 6.125% 6/9/2026[1]		320	314
Range Resources Corp. 4.875% 5/15/2025		362	358
Range Resources Corp. 8.25% 1/15/2029		825	855
Range Resources Corp. 4.75% 2/15/2030[1]		970	898
Rockies Express Pipeline, LLC 4.95% 7/15/2029[1]		375	359
Seadrill Finance, Ltd. 8.375% 8/1/2030[1]		930	971
Sitio Royalties Operating Partnership, LP 7.875% 11/1/2028[1]		350	363
Southwestern Energy Co. 5.375% 3/15/2030		1,690	1,652
Southwestern Energy Co. 4.75% 2/1/2032		570	528
Suburban Propane Partners, LP 5.00% 6/1/2031[1]		335	304
Sunoco, LP 6.00% 4/15/2027		547	549
Sunoco, LP 5.875% 3/15/2028		290	290
Sunoco, LP 7.00% 9/15/2028[1]		1,645	1,698
Sunoco, LP 4.50% 5/15/2029		1,970	1,832
Sunoco, LP 4.50% 4/30/2030		1,955	1,812
Tallgrass Energy Partners, LP 7.50% 10/1/2025[1]		85	85
Targa Resources Partners, LP 6.50% 7/15/2027		133	135
Targa Resources Partners, LP 6.875% 1/15/2029		915	946

240	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Targa Resources Partners, LP 5.50% 3/1/2030	USD	327	$327
Targa Resources Partners, LP 4.875% 2/1/2031		695	676
Transocean Aquila, Ltd. 8.00% 9/30/2028[1]		575	584
Transocean Poseidon, Ltd. 6.875% 2/1/2027[1]		527	525
Transocean Titan Financing, Ltd. 8.375% 2/1/2028[1]		1,032	1,071
Transocean, Inc. 11.50% 1/30/2027[1]		245	256
Transocean, Inc. 8.75% 2/15/2030[1]		503	525
Transocean, Inc. 6.80% 3/15/2038		540	434
USA Compression Partners, LP 6.875% 4/1/2026		646	644
USA Compression Partners, LP 6.875% 9/1/2027		247	244
Valaris, Ltd. 8.375% 4/30/2030[1]		450	461
Venture Global Calcasieu Pass, LLC 6.25% 1/15/2030[1]		195	194
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031[1]		2,250	1,985
Venture Global Calcasieu Pass, LLC 3.875% 11/1/2033[1]		1,690	1,434
Venture Global LNG, Inc. 8.125% 6/1/2028[1]		710	718
Venture Global LNG, Inc. 9.50% 2/1/2029[1]		405	429
Venture Global LNG, Inc. 8.375% 6/1/2031[1]		1,000	1,001
Vital Energy, Inc. 10.125% 1/15/2028		250	257
Vital Energy, Inc. 9.75% 10/15/2030		555	576
W&T Offshore, Inc. 11.75% 2/1/2026[1]		355	365
Weatherford International, Ltd. 6.50% 9/15/2028[1]		1,486	1,539
Weatherford International, Ltd. 8.625% 4/30/2030[1]		3,721	3,888
Western Midstream Operating, LP 3.10% 2/1/2025[7]		450	438
Western Midstream Operating, LP 3.95% 6/1/2025		65	63
Western Midstream Operating, LP 4.50% 3/1/2028		239	231
Western Midstream Operating, LP 5.25% 2/1/2050[7]		545	489
			132,287

Consumer discretionary 11.71%
Acushnet Co. 7.375% 10/15/2028[1]		470	491
Advance Auto Parts, Inc. 1.75% 10/1/2027		199	171
Advance Auto Parts, Inc. 5.95% 3/9/2028		345	344
Advance Auto Parts, Inc. 3.90% 4/15/2030		1,076	966
Advance Auto Parts, Inc. 3.50% 3/15/2032		593	491
Allied Universal Holdco, LLC 6.625% 7/15/2026[1]		8	8
Allied Universal Holdco, LLC 9.75% 7/15/2027[1]		731	717
Allied Universal Holdco, LLC 4.625% 6/1/2028[1]		1,190	1,083
Allied Universal Holdco, LLC 6.00% 6/1/2029[1]		1,310	1,069
Allwyn Entertainment Financing (UK) PLC 7.875% 4/30/2029[1]		904	924
Asbury Automotive Group, Inc. 4.625% 11/15/2029[1]		1,545	1,432
Asbury Automotive Group, Inc. 5.00% 2/15/2032[1]		1,310	1,192
Atlas LuxCo 4 SARL 4.625% 6/1/2028[1]		280	256
Bath & Body Works, Inc. 6.875% 11/1/2035		1,306	1,324
Bath & Body Works, Inc. 6.75% 7/1/2036		875	882
Boyd Gaming Corp. 4.75% 12/1/2027		441	425
Boyd Gaming Corp. 4.75% 6/15/2031[1]		345	317
Boyne USA, Inc. 4.75% 5/15/2029[1]		650	612
Caesars Entertainment, Inc. 6.25% 7/1/2025[1]		1,085	1,089
Caesars Entertainment, Inc. 4.625% 10/15/2029[1]		499	451
Caesars Entertainment, Inc. 7.00% 2/15/2030[1]		1,065	1,093
Caesars Resort Collection, LLC 5.75% 7/1/2025[1]		345	345
Carnival Corp. 5.75% 3/1/2027[1]		1,445	1,411
Carnival Corp. 4.00% 8/1/2028[1]		3,425	3,187
Carnival Corp. 6.00% 5/1/2029[1]		4,636	4,464
Carnival Corp. 7.00% 8/15/2029[1]		635	663
Carnival Corp. 10.50% 6/1/2030[1]		1,564	1,712
Carvana Co. 12.00% PIK 12/1/2028[1,2]		125	106
Clarios Global, LP 6.25% 5/15/2026[1]		140	140
Clarios Global, LP 8.50% 5/15/2027[1]		315	317
Dana, Inc. 4.50% 2/15/2032		120	105

American Funds Insurance Series	241

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Everi Holdings, Inc. 5.00% 7/15/2029[1]	USD	95	$86
Fertitta Entertainment, LLC 4.625% 1/15/2029[1]		1,405	1,276
Fertitta Entertainment, LLC 6.75% 1/15/2030[1]		3,870	3,402
First Student Bidco, Inc. 4.00% 7/31/2029[1]		1,365	1,185
First Student Bidco, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.00%) 8.61% 7/21/2028[5,6]		218	217
Ford Motor Co. 3.25% 2/12/2032		210	175
Ford Motor Co. 6.10% 8/19/2032		600	605
Ford Motor Credit Co., LLC 2.30% 2/10/2025		280	269
Ford Motor Credit Co., LLC 3.375% 11/13/2025		665	637
Ford Motor Credit Co., LLC 6.95% 6/10/2026		1,319	1,354
Ford Motor Credit Co., LLC 4.542% 8/1/2026		660	639
Ford Motor Credit Co., LLC 2.70% 8/10/2026		390	361
Ford Motor Credit Co., LLC 4.271% 1/9/2027		900	864
Ford Motor Credit Co., LLC 4.125% 8/17/2027		200	190
Ford Motor Credit Co., LLC 3.815% 11/2/2027		880	822
Ford Motor Credit Co., LLC 2.90% 2/16/2028		300	270
Ford Motor Credit Co., LLC 6.80% 5/12/2028		330	345
Ford Motor Credit Co., LLC 5.113% 5/3/2029		300	292
Ford Motor Credit Co., LLC 7.20% 6/10/2030		700	746
Ford Motor Credit Co., LLC 4.00% 11/13/2030		770	691
Ford Motor Credit Co., LLC 7.122% 11/7/2033		815	879
Gap, Inc. 3.625% 10/1/2029[1]		170	146
Gap, Inc. 3.875% 10/1/2031[1]		108	89
Group 1 Automotive, Inc. 4.00% 8/15/2028[1]		380	353
Hanesbrands, Inc. 4.875% 5/15/2026[1]		714	689
Hanesbrands, Inc. 9.00% 2/15/2031[1]		1,375	1,349
Hanesbrands, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 9.106% 3/8/2030[5,6]		990	990
Hilton Domestic Operating Co., Inc. 4.875% 1/15/2030		408	396
Hilton Domestic Operating Co., Inc. 4.00% 5/1/2031[1]		1,045	958
Hilton Grand Vacations Borrower, LLC 5.00% 6/1/2029[1]		591	546
Hyundai Capital America 1.65% 9/17/2026[1]		70	64
International Game Technology PLC 6.50% 2/15/2025[1]		201	201
International Game Technology PLC 4.125% 4/15/2026[1]		465	452
International Game Technology PLC 5.25% 1/15/2029[1]		2,620	2,567
KB Home 6.875% 6/15/2027		330	343
KB Home 7.25% 7/15/2030		330	342
Kontoor Brands, Inc. 4.125% 11/15/2029[1]		370	335
LCM Investments Holdings II, LLC 4.875% 5/1/2029[1]		4,735	4,404
LCM Investments Holdings II, LLC 8.25% 8/1/2031[1]		1,835	1,917
Levi Strauss & Co. 3.50% 3/1/2031[1]		830	720
LGI Homes, Inc. 8.75% 12/15/2028[1]		445	474
Light and Wonder International, Inc. 7.00% 5/15/2028[1]		735	743
Light and Wonder International, Inc. 7.25% 11/15/2029[1]		960	984
Light and Wonder International, Inc. 7.50% 9/1/2031[1]		445	464
Lindblad Expeditions, LLC 6.75% 2/15/2027[1]		205	204
Lithia Motors, Inc. 3.875% 6/1/2029[1]		1,090	986
Lithia Motors, Inc. 4.375% 1/15/2031[1]		830	755
M.D.C. Holdings, Inc. 6.00% 1/15/2043		573	534
Marriott Ownership Resorts, Inc. 4.50% 6/15/2029[1]		1,370	1,209
Melco Resorts Finance, Ltd. 5.75% 7/21/2028[1]		595	552
Merlin Entertainments PLC 5.75% 6/15/2026[1]		492	487
MGM Resorts International 5.50% 4/15/2027		200	199
Motel 6 Operating, LP, Term Loan B, (3-month USD CME Term SOFR + 5.00%) 10.465% 9/9/2026[5,6]		227	227
NCL Corp., Ltd. 3.625% 12/15/2024[1]		300	292
NCL Corp., Ltd. 5.875% 3/15/2026[1]		405	396
NCL Corp., Ltd. 5.875% 2/15/2027[1]		830	823
NCL Corp., Ltd. 7.75% 2/15/2029[1]		360	363
Neiman Marcus Group, Ltd., LLC 7.125% 4/1/2026[1]		1,650	1,587

242	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Ontario Gaming GTA, LP, Term Loan B, (3-month USD CME Term SOFR + 4.25%) 9.598% 8/1/2030[5,6]	USD	425	$427
Party City Holdings, Inc. 0% 10/12/2028[3]		500	—	[8]
Party City Holdings, Inc. 12.00% PIK or 12.00% Cash 1/11/2029[1,2]		2,206	2,156
PENN Entertainment, Inc. 5.625% 1/15/2027[1]		660	640
PENN Entertainment, Inc. 4.125% 7/1/2029[1]		15	13
Premier Entertainment Sub, LLC 5.625% 9/1/2029[1]		200	160
QVC, Inc. 4.85% 4/1/2024		1,935	1,917
QVC, Inc. 4.45% 2/15/2025		580	545
Raising Canes Restaurants, LLC 9.375% 5/1/2029[1]		335	358
Resorts World Las Vegas, LLC 4.625% 4/16/2029[9]		300	262
RHP Hotel Properties, LP 7.25% 7/15/2028[1]		492	512
Royal Caribbean Cruises, Ltd. 4.25% 7/1/2026[1]		1,090	1,053
Royal Caribbean Cruises, Ltd. 5.50% 8/31/2026[1]		715	708
Royal Caribbean Cruises, Ltd. 5.375% 7/15/2027[1]		1,365	1,352
Royal Caribbean Cruises, Ltd. 3.70% 3/15/2028		1,700	1,569
Royal Caribbean Cruises, Ltd. 5.50% 4/1/2028[1]		795	785
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[1]		1,775	1,887
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[1]		1,010	1,087
Royal Caribbean Cruises, Ltd. 7.25% 1/15/2030[1]		553	578
Sally Holdings, LLC 5.625% 12/1/2025		935	936
Scientific Games Holdings, LP 6.625% 3/1/2030[1]		805	762
Scientific Games Holdings, LP, Term Loan B, (3-month USD CME Term SOFR + 3.50%) 8.914% 4/4/2029[5,6]		499	499
Service Corp. International 4.00% 5/15/2031		170	152
Sonic Automotive, Inc. 4.625% 11/15/2029[1]		1,735	1,581
Sonic Automotive, Inc. 4.875% 11/15/2031[1]		2,525	2,253
Tempur Sealy International, Inc. 4.00% 4/15/2029[1]		95	86
Travel + Leisure Co. 4.50% 12/1/2029[1]		490	439
Universal Entertainment Corp. 8.75% 12/11/2024[1]		3,510	3,778
Vail Resorts, Inc. 6.25% 5/15/2025[1]		367	366
Valvoline, Inc. 4.25% 2/15/2030[1]		353	351
Valvoline, Inc. 3.625% 6/15/2031[1]		600	513
WASH Multifamily Acquisition, Inc. 5.75% 4/15/2026[1]		1,245	1,199
Wyndham Hotels & Resorts, Inc. 4.375% 8/15/2028[1]		910	852
Wynn Resorts Finance, LLC 5.125% 10/1/2029[1]		482	455
Wynn Resorts Finance, LLC 7.125% 2/15/2031[1]		247	258
ZF North America Capital, Inc. 4.75% 4/29/2025[1]		300	297
ZF North America Capital, Inc. 7.125% 4/14/2030[1]		250	267
			102,285

Communication services 11.47%
Altice France Holding SA 10.50% 5/15/2027[1]		880	571
Altice France SA 5.125% 7/15/2029[1]		1,677	1,307
CCO Holdings, LLC 5.50% 5/1/2026[1]		102	101
CCO Holdings, LLC 5.00% 2/1/2028[1]		786	753
CCO Holdings, LLC 5.375% 6/1/2029[1]		360	340
CCO Holdings, LLC 6.375% 9/1/2029[1]		300	296
CCO Holdings, LLC 4.75% 3/1/2030[1]		3,521	3,222
CCO Holdings, LLC 4.50% 8/15/2030[1]		3,029	2,735
CCO Holdings, LLC 4.25% 2/1/2031[1]		3,093	2,707
CCO Holdings, LLC 4.75% 2/1/2032[1]		2,504	2,211
CCO Holdings, LLC 4.50% 5/1/2032		878	753
CCO Holdings, LLC 4.50% 6/1/2033[1]		1,543	1,308
CCO Holdings, LLC 4.25% 1/15/2034[1]		2,321	1,889
Charter Communications Operating, LLC 5.25% 4/1/2053		400	336
Clear Channel Outdoor Holdings, Inc. 7.75% 4/15/2028[1]		570	492
Clear Channel Outdoor Holdings, Inc. 7.50% 6/1/2029[1]		315	262
Cogent Communications Group, Inc. 3.50% 5/1/2026[1]		690	661
Connect Finco SARL 6.75% 10/1/2026[1]		1,100	1,094

American Funds Insurance Series	243

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
Consolidated Communications, Inc. 5.00% 10/1/2028[1]	USD	225	$185
CSC Holdings, LLC 6.50% 2/1/2029[1]		600	530
Diamond Sports Group, LLC 5.375% 8/15/2026[1,4]		503	26
Diamond Sports Group, LLC 6.625% 8/15/2027[1,4]		1,056	55
DIRECTV Financing, LLC 5.875% 8/15/2027[1]		3,021	2,841
DIRECTV Financing, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 10.65% 8/2/2027[5,6]		1,487	1,493
DISH DBS Corp. 5.875% 11/15/2024		7,815	7,335
DISH DBS Corp. 7.75% 7/1/2026		1,365	952
DISH Network Corp. 11.75% 11/15/2027[1]		5,840	6,101
Embarq Corp. 7.995% 6/1/2036		3,624	2,269
Frontier Communications Holdings, LLC 5.875% 10/15/2027[1]		985	952
Frontier Communications Holdings, LLC 5.00% 5/1/2028[1]		2,960	2,738
Frontier Communications Holdings, LLC 6.75% 5/1/2029[1]		3,070	2,748
Frontier Communications Holdings, LLC 5.875% 11/1/2029		725	614
Frontier Communications Holdings, LLC 6.00% 1/15/2030[1]		750	641
Frontier Communications Holdings, LLC 8.75% 5/15/2030[1]		710	731
Frontier Communications Holdings, LLC 8.625% 3/15/2031[1]		185	189
Gray Escrow II, Inc. 5.375% 11/15/2031[1]		2,240	1,693
Gray Television, Inc. 5.875% 7/15/2026[1]		1,988	1,936
Gray Television, Inc. 7.00% 5/15/2027[1]		1,873	1,782
Gray Television, Inc. 4.75% 10/15/2030[1]		717	541
iHeartCommunications, Inc. 5.25% 8/15/2027[1]		640	509
iHeartCommunications, Inc. 4.75% 1/15/2028[1]		250	193
Intelsat Jackson Holdings SA 6.50% 3/15/2030[1]		645	616
Lamar Media Corp. 3.75% 2/15/2028		61	57
Lamar Media Corp. 4.875% 1/15/2029		300	291
Lamar Media Corp. 4.00% 2/15/2030		260	239
Lamar Media Corp. 3.625% 1/15/2031		160	142
Level 3 Financing, Inc. 3.75% 7/15/2029[1]		550	234
Ligado Networks, LLC 15.50% PIK 11/11/2023[1,2,4]		2,558	489
Ligado Networks, LLC, Term Loan, 17.50% PIK 11/11/2023[2,3,4,5]		281	267
Likewize Corp. 9.75% 10/15/2025[1]		140	142
Midas OpCo Holdings, LLC 5.625% 8/15/2029[1]		2,880	2,652
News Corp. 3.875% 5/15/2029[1]		1,495	1,376
Nexstar Media, Inc. 5.625% 7/15/2027[1]		324	314
Nexstar Media, Inc. 4.75% 11/1/2028[1]		3,355	3,094
Scripps Escrow II, Inc. 3.875% 1/15/2029[1]		680	602
Sirius XM Radio, Inc. 3.125% 9/1/2026[1]		2,080	1,956
Sirius XM Radio, Inc. 4.00% 7/15/2028[1]		2,885	2,670
Sirius XM Radio, Inc. 5.50% 7/1/2029[1]		95	92
Sirius XM Radio, Inc. 4.125% 7/1/2030[1]		1,322	1,180
Sirius XM Radio, Inc. 3.875% 9/1/2031[1]		3,433	2,941
Sprint Capital Corp. 6.875% 11/15/2028		316	343
Sprint Capital Corp. 8.75% 3/15/2032		716	885
Sprint, LLC 7.625% 3/1/2026		480	502
TEGNA, Inc. 5.00% 9/15/2029		366	336
T-Mobile USA, Inc. 3.375% 4/15/2029		860	800
Univision Communications, Inc. 5.125% 2/15/2025[1]		740	738
Univision Communications, Inc. 6.625% 6/1/2027[1]		3,335	3,328
Univision Communications, Inc. 8.00% 8/15/2028[1]		2,235	2,307
Univision Communications, Inc. 4.50% 5/1/2029[1]		5,262	4,701
Univision Communications, Inc. 7.375% 6/30/2030[1]		2,235	2,231
Univision Communications, Inc., Term Loan, (3-month USD CME Term SOFR + 4.25%) 9.598% 6/24/2029[5,6]		69	69
UPC Broadband Finco BV 4.875% 7/15/2031[1]		430	379
Virgin Media Secured Finance PLC 4.50% 8/15/2030[1]		590	526
VMED O2 UK Financing I PLC 4.25% 1/31/2031[1]		2,375	2,077
VZ Secured Financing BV 5.00% 1/15/2032[1]		600	513
WMG Acquisition Corp. 3.75% 12/1/2029[1]		1,450	1,322

244	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
WMG Acquisition Corp. 3.875% 7/15/2030[1]	USD	580	$525
WMG Acquisition Corp. 3.00% 2/15/2031[1]		225	193
Ziggo BV 4.875% 1/15/2030[1]		1,150	1,027
			100,248

Materials 8.89%
Alcoa Nederland Holding BV 5.50% 12/15/2027[1]		510	498
ArcelorMittal SA 6.80% 11/29/2032		315	341
ArcelorMittal SA 7.00% 10/15/2039		488	529
ArcelorMittal SA 6.75% 3/1/2041		755	801
ARD Finance SA 6.50% Cash 6/30/2027[1,2]		422	198
Ardagh Metal Packaging Finance PLC 4.00% 9/1/2029[1]		1,290	1,094
Ardagh Packaging Finance PLC 5.25% 8/15/2027[1]		700	545
Arsenal AIC Parent, LLC 8.00% 10/1/2030[1]		355	371
Arsenal AIC Parent, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.856% 8/18/2030[5,6]		354	356
ATI, Inc. 4.875% 10/1/2029		690	644
ATI, Inc. 7.25% 8/15/2030		375	391
ATI, Inc. 5.125% 10/1/2031		1,110	1,031
Avient Corp. 7.125% 8/1/2030[1]		335	349
Axalta Coating Systems Dutch Holding B BV 7.25% 2/15/2031[1]		240	252
Axalta Coating Systems, LLC 4.75% 6/15/2027[1]		460	447
Ball Corp. 6.875% 3/15/2028		465	483
Ball Corp. 6.00% 6/15/2029		350	358
Ball Corp. 2.875% 8/15/2030		160	137
Ball Corp. 3.125% 9/15/2031		1,320	1,140
CAN-PACK Spolka Akcyjna 3.875% 11/15/2029[1]		1,300	1,116
Cleveland-Cliffs, Inc. 6.75% 3/15/2026[1]		372	374
Cleveland-Cliffs, Inc. 7.00% 3/15/2027		297	298
Cleveland-Cliffs, Inc. 5.875% 6/1/2027		2,563	2,557
Cleveland-Cliffs, Inc. 4.625% 3/1/2029[1]		1,906	1,771
Cleveland-Cliffs, Inc. 6.75% 4/15/2030[1]		550	558
Cleveland-Cliffs, Inc. 4.875% 3/1/2031[1]		2,240	2,028
Consolidated Energy Finance SA 5.625% 10/15/2028[1]		355	301
CSN Resources SA 8.875% 12/5/2030[1]		400	417
CVR Partners, LP 6.125% 6/15/2028[1]		1,480	1,382
Element Solutions, Inc. 3.875% 9/1/2028[1]		410	378
First Quantum Minerals, Ltd. 7.50% 4/1/2025[1]		3,283	3,133
First Quantum Minerals, Ltd. 6.875% 3/1/2026[1]		3,061	2,744
First Quantum Minerals, Ltd. 6.875% 10/15/2027[1]		6,525	5,554
First Quantum Minerals, Ltd. 8.625% 6/1/2031[1]		400	340
Freeport-McMoRan, Inc. 4.25% 3/1/2030		437	411
Freeport-McMoRan, Inc. 5.45% 3/15/2043		411	401
FXI Holdings, Inc. 12.25% 11/15/2026[1]		9,072	8,097
FXI Holdings, Inc. 12.25% 11/15/2026[1]		5,873	5,271
INEOS Finance PLC 6.75% 5/15/2028[1]		500	492
Kaiser Aluminum Corp. 4.625% 3/1/2028[1]		638	591
LABL, Inc. 10.50% 7/15/2027[1]		655	629
LABL, Inc. 5.875% 11/1/2028[1]		730	663
LABL, Inc. 9.50% 11/1/2028[1]		162	164
LABL, Inc. 8.25% 11/1/2029[1]		715	604
LSB Industries, Inc. 6.25% 10/15/2028[1]		2,145	2,037
Mauser Packaging Solutions Holding Co. 7.875% 8/15/2026[1]		382	389
Mauser Packaging Solutions Holding Co. 9.25% 4/15/2027[1]		625	614
Methanex Corp. 5.125% 10/15/2027		2,710	2,650
Methanex Corp. 5.25% 12/15/2029		462	445
Methanex Corp. 5.65% 12/1/2044		465	407
Mineral Resources, Ltd. 8.125% 5/1/2027[1]		138	140
Mineral Resources, Ltd. 8.00% 11/1/2027[1]		1,674	1,719
Mineral Resources, Ltd. 9.25% 10/1/2028[1]		1,960	2,087

American Funds Insurance Series	245

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Mineral Resources, Ltd. 8.50% 5/1/2030[1]	USD	630	$658
NOVA Chemicals Corp. 4.875% 6/1/2024[1]		760	754
NOVA Chemicals Corp. 5.25% 6/1/2027[1]		1,431	1,343
NOVA Chemicals Corp. 8.50% 11/15/2028[1]		630	661
NOVA Chemicals Corp. 4.25% 5/15/2029[1]		1,555	1,311
Novelis Corp. 3.25% 11/15/2026[1]		690	650
Novelis Corp. 4.75% 1/30/2030[1]		478	450
Novelis Corp. 3.875% 8/15/2031[1]		987	871
Olin Corp. 5.625% 8/1/2029		200	197
Olin Corp. 5.00% 2/1/2030		180	172
Olympus Water US Holding Corp. 9.75% 11/15/2028[1]		1,225	1,302
Owens-Brockway Glass Container, Inc. 6.375% 8/15/2025[1]		265	267
Rain Carbon, Inc. 12.25% 9/1/2029[1]		128	125
SCIH Salt Holdings, Inc. 4.875% 5/1/2028[1]		660	618
SCIH Salt Holdings, Inc. 6.625% 5/1/2029[1]		1,085	1,014
Scotts Miracle-Gro Co. 4.50% 10/15/2029		184	164
Scotts Miracle-Gro Co. 4.375% 2/1/2032		415	351
Smyrna Ready Mix Concrete, LLC 8.875% 11/15/2031[1]		275	289
Summit Materials, LLC 6.50% 3/15/2027[1]		360	360
Summit Materials, LLC 5.25% 1/15/2029[1]		755	731
Summit Materials, LLC 7.25% 1/15/2031[1]		385	406
Trident TPI Holdings, Inc. 12.75% 12/31/2028[1]		470	503
Trivium Packaging Finance BV 5.50% 8/15/2026[1]		330	324
Trivium Packaging Finance BV 8.50% 8/15/2027[1]		1,113	1,093
Tronox, Inc. 4.625% 3/15/2029[1]		1,090	966
Venator Finance SARL, Term Loan, (USD-SOFR + 10.00%) 8.00% PIK and 7.43% Cash 10/10/2028[2,5,6]		793	792
Warrior Met Coal, Inc. 7.875% 12/1/2028[1]		623	621
			77,720

Health care 8.63%
AdaptHealth, LLC 6.125% 8/1/2028[1]		535	462
AdaptHealth, LLC 4.625% 8/1/2029[1]		985	761
AdaptHealth, LLC 5.125% 3/1/2030[1]		1,105	863
AthenaHealth Group, Inc. 6.50% 2/15/2030[1]		640	581
Avantor Funding, Inc. 4.625% 7/15/2028[1]		1,930	1,867
Bausch + Lomb Corp., Term Loan B, (3-month USD CME Term SOFR + 3.25%) 8.71% 5/10/2027[5,6]		454	450
Bausch Health Americas, Inc. 9.25% 4/1/2026[1]		809	741
Bausch Health Americas, Inc. 8.50% 1/31/2027[1]		501	276
Bausch Health Companies, Inc. 5.50% 11/1/2025[1]		4,520	4,139
Bausch Health Companies, Inc. 9.00% 12/15/2025[1]		1,256	1,175
Bausch Health Companies, Inc. 6.125% 2/1/2027[1]		245	166
Bausch Health Companies, Inc. 5.75% 8/15/2027[1]		1,095	707
Bausch Health Companies, Inc. 5.00% 1/30/2028[1]		982	446
Bausch Health Companies, Inc. 4.875% 6/1/2028[1]		3,390	2,046
Bausch Health Companies, Inc. 7.25% 5/30/2029[1]		340	156
Bausch Health Companies, Inc. 5.25% 1/30/2030[1]		1,732	800
Bausch Health Companies, Inc. 5.25% 2/15/2031[1]		3,682	1,608
Bausch Health Companies, Inc., Term Loan, (3-month USD CME Term SOFR + 5.25%) 10.706% 2/1/2027[5,6]		360	295
Catalent Pharma Solutions, Inc. 5.00% 7/15/2027[1]		290	280
Catalent Pharma Solutions, Inc. 3.125% 2/15/2029[1]		340	298
Catalent Pharma Solutions, Inc. 3.50% 4/1/2030[1]		1,248	1,087
Catalent Pharma Solutions, Inc., Term Loan B4, (1-month USD CME Term SOFR + 3.50%) 8.36% 2/22/2028[5,6]		332	332
Centene Corp. 4.25% 12/15/2027		344	332
Centene Corp. 2.45% 7/15/2028		595	530
Centene Corp. 4.625% 12/15/2029		1,785	1,714
Centene Corp. 3.375% 2/15/2030		217	195

246	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Centene Corp. 3.00% 10/15/2030	USD	295	$256
Centene Corp. 2.50% 3/1/2031		1,125	939
Centene Corp. 2.625% 8/1/2031		825	685
Charles River Laboratories International, Inc. 4.25% 5/1/2028[1]		186	177
Charles River Laboratories International, Inc. 3.75% 3/15/2029[1]		680	623
CHS / Community Health Systems, Inc. 5.625% 3/15/2027[1]		1,140	1,061
CHS / Community Health Systems, Inc. 5.25% 5/15/2030[1]		1,620	1,357
CHS / Community Health Systems, Inc. 4.75% 2/15/2031[1]		1,020	803
CHS / Community Health Systems, Inc. 10.875% 1/15/2032[1]		185	194
Endo DAC 6.875% 10/15/2024[1]		520	334
Endo DAC 9.50% 7/31/2027[1,4]		311	22
Endo DAC 6.00% 6/30/2028[1,4]		2,313	165
Endo Luxembourg Finance Co. I SARL 6.125% 4/1/2029[1]		525	336
Fortrea Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 9.106% 7/1/2030[5,6]		985	985
Grifols SA 4.75% 10/15/2028[1]		630	572
HCA, Inc. 5.625% 9/1/2028		1,300	1,331
HCA, Inc. 3.50% 9/1/2030		180	163
HCA, Inc. 4.625% 3/15/2052		233	198
HCA, Inc. 7.50% 11/15/2095		250	283
Hologic, Inc. 3.25% 2/15/2029[1]		415	377
IQVIA, Inc. 5.00% 10/15/2026[1]		823	816
IQVIA, Inc. 6.50% 5/15/2030[1]		555	570
Jazz Securities DAC 4.375% 1/15/2029[1]		261	243
Mallinckrodt International Finance SA 14.75% 11/14/2028[1]		284	310
Medline Borrower, LP 3.875% 4/1/2029[1]		340	308
Medline Borrower, LP 5.25% 10/1/2029[1]		1,760	1,661
Medline Borrower, LP, Term Loan, (3-month USD CME Term SOFR + 3.00%) 8.47% 10/23/2028[5,6]		421	423
Molina Healthcare, Inc. 4.375% 6/15/2028[1]		1,055	999
Molina Healthcare, Inc. 3.875% 11/15/2030[1]		3,034	2,731
Molina Healthcare, Inc. 3.875% 5/15/2032[1]		2,400	2,100
Option Care Health, Inc. 4.375% 10/31/2029[1]		290	262
Owens & Minor, Inc. 4.50% 3/31/2029[1]		1,495	1,320
Owens & Minor, Inc. 6.625% 4/1/2030[1]		1,950	1,864
Par Pharmaceutical, Inc. 7.50% 4/1/2027[1]		5,505	3,529
Radiology Partners, Inc. 9.25% 2/1/2028[1]		1,873	963
Radiology Partners, Inc., Term Loan, (1-month USD CME Term SOFR + 4.25%) 10.179% 7/9/2025[5,6]		1,827	1,478
RP Escrow Issuer, LLC 5.25% 12/15/2025[1]		1,711	1,371
Select Medical Corp. 6.25% 8/15/2026[1]		554	557
Star Parent, Inc. 9.00% 10/1/2030[1]		560	591
Surgery Center Holdings, Inc. 10.00% 4/15/2027[1]		244	247
Team Health Holdings, Inc. 6.375% 2/1/2025[1]		244	205
Team Health Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.25%) 10.633% 3/2/2027[5,6]		273	209
Tenet Healthcare Corp. 4.875% 1/1/2026		2,155	2,132
Tenet Healthcare Corp. 6.25% 2/1/2027		500	503
Tenet Healthcare Corp. 5.125% 11/1/2027		265	259
Tenet Healthcare Corp. 4.625% 6/15/2028		435	415
Tenet Healthcare Corp. 6.125% 10/1/2028		885	883
Tenet Healthcare Corp. 4.25% 6/1/2029		1,765	1,645
Tenet Healthcare Corp. 4.375% 1/15/2030		1,045	970
Tenet Healthcare Corp. 6.125% 6/15/2030		25	25
Tenet Healthcare Corp. 6.75% 5/15/2031[1]		1,270	1,300
Tenet Healthcare Corp. 6.875% 11/15/2031		100	103
Teva Pharmaceutical Finance Netherlands III BV 6.00% 4/15/2024		627	625
Teva Pharmaceutical Finance Netherlands III BV 3.15% 10/1/2026		2,169	2,010
Teva Pharmaceutical Finance Netherlands III BV 4.75% 5/9/2027		945	906
Teva Pharmaceutical Finance Netherlands III BV 6.75% 3/1/2028		813	832
Teva Pharmaceutical Finance Netherlands III BV 5.125% 5/9/2029		5,640	5,393

American Funds Insurance Series	247

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Teva Pharmaceutical Finance Netherlands III BV 7.875% 9/15/2029	USD	400	$432
Teva Pharmaceutical Finance Netherlands III BV 8.125% 9/15/2031		554	605
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046		602	408
			75,371

Financials 7.96%
AG Issuer, LLC 6.25% 3/1/2028[1]		2,431	2,419
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027[1]		1,317	1,386
Alliant Holdings Intermediate, LLC 4.25% 10/15/2027[1]		660	635
Alliant Holdings Intermediate, LLC 6.75% 10/15/2027[1]		1,801	1,796
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029[1]		1,590	1,508
Alliant Holdings Intermediate, LLC 7.00% 1/15/2031[1]		660	697
AmWINS Group, Inc. 4.875% 6/30/2029[1]		1,380	1,262
Aretec Group, Inc. 7.50% 4/1/2029[1]		3,168	2,855
Aretec Group, Inc. 10.00% 8/15/2030[1]		985	1,048
Ascensus, Inc., Term Loan, (1-month USD CME Term SOFR + 6.50%) 12.176% 8/2/2029[5,6]		1,245	1,202
AssuredPartners, Inc. 5.625% 1/15/2029[1]		365	341
Block, Inc. 2.75% 6/1/2026		1,760	1,661
Block, Inc. 3.50% 6/1/2031		1,740	1,548
Blue Owl Capital Corp. 3.40% 7/15/2026		290	270
Blue Owl Capital Corp. III 3.125% 4/13/2027		600	531
Blue Owl Credit Income Corp. 4.70% 2/8/2027		800	756
Bread Financial Holdings, Inc. 9.75% 3/15/2029[1]		215	223
BroadStreet Partners, Inc. 5.875% 4/15/2029[1]		575	537
Castlelake Aviation Finance DAC 5.00% 4/15/2027[1]		835	785
Coinbase Global, Inc. 3.375% 10/1/2028[1]		1,895	1,601
Coinbase Global, Inc. 3.625% 10/1/2031[1]		1,825	1,413
Compass Group Diversified Holdings, LLC 5.25% 4/15/2029[1]		4,260	4,029
Compass Group Diversified Holdings, LLC 5.00% 1/15/2032[1]		1,230	1,116
Credit Acceptance Corp. 9.25% 12/15/2028[1]		285	304
Enova International, Inc. 11.25% 12/15/2028[1]		285	294
GTCR (AP) Finance, Inc. 8.00% 5/15/2027[1]		607	614
GTCR W Merger Sub, LLC, Term Loan B, (1-month USD CME Term SOFR + 3.00%) 8.334% 9/20/2030[5,6]		475	477
GTCR W-2 Merger Sub, LLC 7.50% 1/15/2031[1]		2,055	2,173
Hightower Holding, LLC 6.75% 4/15/2029[1]		1,280	1,164
HUB International, Ltd. 7.00% 5/1/2026[1]		1,745	1,754
HUB International, Ltd. 5.625% 12/1/2029[1]		240	229
HUB International, Ltd. 7.25% 6/15/2030[1]		997	1,054
HUB International, Ltd., Term Loan B, (3-month USD CME Term SOFR + 4.25%) 9.662% 6/20/2030[5,6]		647	651
Iron Mountain Information Management Services, Inc. 5.00% 7/15/2032[1]		1,035	950
JPMorgan Chase & Co. 2.956% 5/13/2031 (USD-SOFR + 2.515% on 5/13/2030)[7]		160	141
LPL Holdings, Inc. 4.375% 5/15/2031[1]		715	648
Macquarie Airfinance Holdings, Ltd. 8.125% 3/30/2029[1]		355	371
MGIC Investment Corp. 5.25% 8/15/2028		525	512
MSCI, Inc. 4.00% 11/15/2029[1]		555	522
MSCI, Inc. 3.875% 2/15/2031[1]		1,260	1,153
MSCI, Inc. 3.625% 11/1/2031[1]		1,066	939
MSCI, Inc. 3.25% 8/15/2033[1]		959	803
Navient Corp. 5.875% 10/25/2024		1,295	1,296
Navient Corp. 6.75% 6/25/2025		550	557
Navient Corp. 6.75% 6/15/2026		640	651
Navient Corp. 5.00% 3/15/2027		2,883	2,786
Navient Corp. 4.875% 3/15/2028		550	512
Navient Corp. 5.50% 3/15/2029		2,280	2,105
Navient Corp. 9.375% 7/25/2030		300	315
Navient Corp. 11.50% 3/15/2031		2,540	2,784
Navient Corp. 5.625% 8/1/2033		1,478	1,215

248	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Financials (continued)
NFP Corp. 6.875% 8/15/2028[1]	USD	1,170	$1,190
Onemain Finance Corp. 7.125% 3/15/2026		1,335	1,361
Onemain Finance Corp. 5.375% 11/15/2029		120	112
Onemain Finance Corp. 7.875% 3/15/2030		915	943
Osaic Holdings, Inc. 10.75% 8/1/2027[1]		4,111	4,177
Osaic Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.856% 8/17/2028[5,6]		355	357
Owl Rock Capital Corp. 3.75% 7/22/2025		600	575
Oxford Finance, LLC 6.375% 2/1/2027[1]		1,753	1,659
PennyMac Financial Services, Inc. 7.875% 12/15/2029[1]		355	366
Rocket Mortgage, LLC 2.875% 10/15/2026[1]		520	480
Ryan Specialty Group, LLC 4.375% 2/1/2030[1]		815	757
Starwood Property Trust, Inc. 4.375% 1/15/2027[1]		660	623
USI, Inc. 7.50% 1/15/2032[1]		320	328
			69,521

Industrials 7.56%
AAdvantage Loyalty IP, Ltd. 5.50% 4/20/2026[1]		629	625
ADT Security Corp. 4.125% 8/1/2029[1]		200	184
Allison Transmission, Inc. 3.75% 1/30/2031[1]		1,235	1,092
American Airlines, Inc. 8.50% 5/15/2029[1]		415	438
Aramark Services, Inc. 5.00% 4/1/2025[1]		140	139
Ashtead Capital, Inc. 5.50% 8/11/2032[1]		400	395
Atkore, Inc. 4.25% 6/1/2031[1]		820	733
Avis Budget Car Rental, LLC 5.75% 7/15/2027[1]		885	849
Avis Budget Car Rental, LLC 5.375% 3/1/2029[1]		1,325	1,227
Avolon Holdings Funding, Ltd. 5.25% 5/15/2024[1]		660	657
Avolon Holdings Funding, Ltd. 2.528% 11/18/2027[1]		2,098	1,861
Bombardier, Inc. 7.125% 6/15/2026[1]		2,254	2,245
Bombardier, Inc. 7.875% 4/15/2027[1]		2,297	2,300
Bombardier, Inc. 6.00% 2/15/2028[1]		910	888
Bombardier, Inc. 7.50% 2/1/2029[1]		1,212	1,233
Bombardier, Inc. 8.75% 11/15/2030[1]		690	735
Bombardier, Inc. 7.45% 5/1/2034[1]		115	131
Brand Industrial Services, Inc. 10.375% 8/1/2030[1]		430	455
Brand Industrial Services, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.50%) 10.877% 8/1/2030[5,6]		229	229
Brink’s Co. (The) 4.625% 10/15/2027[1]		719	686
BWX Technologies, Inc. 4.125% 6/30/2028[1]		165	153
BWX Technologies, Inc. 4.125% 4/15/2029[1]		630	576
Chart Industries, Inc. 7.50% 1/1/2030[1]		523	547
Clarivate Science Holdings Corp. 3.875% 7/1/2028[1]		1,070	1,010
Clarivate Science Holdings Corp. 4.875% 7/1/2029[1]		985	925
Clean Harbors, Inc. 4.875% 7/15/2027[1]		766	751
Clean Harbors, Inc. 6.375% 2/1/2031[1]		116	118
CoreLogic, Inc. 4.50% 5/1/2028[1]		4,369	3,832
CoreLogic, Inc., Term Loan, (3-month USD CME Term SOFR + 6.50%) 11.97% 6/4/2029[5,6]		660	594
Covanta Holding Corp. 4.875% 12/1/2029[1]		1,105	967
Covanta Holding Corp. 5.00% 9/1/2030		1,455	1,242
Covanta Holding Corp., Term Loan B, (3-month USD CME Term SOFR + 3.00%) 8.36% 11/30/2028[5,6]		230	231
Covanta Holding Corp., Term Loan C, (3-month USD CME Term SOFR + 3.00%) 8.36% 11/30/2028[5,6]		14	14
Dun & Bradstreet Corp. (The) 5.00% 12/15/2029[1]		1,235	1,153
Enviri Corp. 5.75% 7/31/2027[1]		395	369
EquipmentShare.com, Inc. 9.00% 5/15/2028[1]		2,060	2,122
Herc Holdings, Inc. 5.50% 7/15/2027[1]		200	198
Hertz Corp. (The) 5.00% 12/1/2029[1]		820	674
Icahn Enterprises, LP 4.75% 9/15/2024		1,195	1,188

American Funds Insurance Series	249

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Industrials (continued)
Icahn Enterprises, LP 6.375% 12/15/2025	USD	461	$453
Icahn Enterprises, LP 6.25% 5/15/2026		662	632
Icahn Enterprises, LP 5.25% 5/15/2027		579	521
Icahn Enterprises, LP 9.75% 1/15/2029[1]		415	424
Icahn Enterprises, LP 4.375% 2/1/2029		675	564
Masonite International Corp. 3.50% 2/15/2030[1]		530	460
Maxim Crane Works Holdings Capital, LLC 11.50% 9/1/2028[1]		450	467
Mileage Plus Holdings, LLC 6.50% 6/20/2027[1]		2,300	2,308
Moog, Inc. 4.25% 12/9/2027[1]		395	373
Mueller Water Products, Inc. 4.00% 6/15/2029[1]		275	251
PGT Innovations, Inc. 4.375% 10/1/2029[1]		450	449
Pike Corp. 8.625% 1/31/2031[1]		350	368
Pitney Bowes, Inc. 6.875% 3/15/2027[1]		600	561
PM General Purchaser, LLC 9.50% 10/1/2028[1]		1,360	1,381
Prime Security Services Borrower, LLC 3.375% 8/31/2027[1]		475	441
Ritchie Bros. Holdings, Inc. 6.75% 3/15/2028[1]		581	599
Ritchie Bros. Holdings, Inc. 7.75% 3/15/2031[1]		1,053	1,124
Roller Bearing Company of America, Inc. 4.375% 10/15/2029[1]		110	102
Sabre GLBL, Inc. 8.625% 6/1/2027[1]		50	46
Seagate HDD Cayman 8.25% 12/15/2029[1]		190	205
Seagate HDD Cayman 8.50% 7/15/2031[1]		455	494
Sensata Technologies, Inc. 3.75% 2/15/2031[1]		500	441
SkyMiles IP, Ltd. 4.75% 10/20/2028[1]		440	433
Spirit AeroSystems, Inc. 4.60% 6/15/2028		2,068	1,832
Spirit AeroSystems, Inc. 9.375% 11/30/2029[1]		981	1,075
Spirit AeroSystems, Inc. 9.75% 11/15/2030[1]		1,930	2,077
Spirit AeroSystems, Inc., Term Loan, (3-month CME Term SOFR + 4.25%) 9.633% 1/15/2027[5,6]		613	616
SRS Distribution, Inc. 4.625% 7/1/2028[1]		480	456
Stericycle, Inc. 5.375% 7/15/2024[1]		585	584
Stericycle, Inc. 3.875% 1/15/2029[1]		615	559
Titan International, Inc. 7.00% 4/30/2028		750	751
TK Elevator Holdco GmbH 7.625% 7/15/2028[1]		470	462
TK Elevator U.S. Newco, Inc. 5.25% 7/15/2027[1]		1,495	1,470
TransDigm, Inc. 5.50% 11/15/2027		1,030	1,010
TransDigm, Inc. 6.75% 8/15/2028[1]		575	589
TransDigm, Inc. 6.875% 12/15/2030[1]		355	366
Triumph Group, Inc. 7.75% 8/15/2025		390	389
Triumph Group, Inc. 9.00% 3/15/2028[1]		3,429	3,650
United Rentals (North America), Inc. 6.00% 12/15/2029[1]		115	117
United Rentals (North America), Inc. 3.875% 2/15/2031		720	655
United Rentals (North America), Inc. 3.75% 1/15/2032		505	447
WESCO Distribution, Inc. 7.25% 6/15/2028[1]		580	597
XPO, Inc. 7.125% 6/1/2031[1]		533	552
XPO, Inc. 7.125% 2/1/2032[1]		925	955
			66,072

Information technology 5.84%
Black Knight InfoServ, LLC 3.625% 9/1/2028[1]		410	389
BMC Software, Inc., Term Loan, (1-month USD CME Term SOFR + 5.50%) 10.97% 2/27/2026[5,6]		720	721
Booz Allen Hamilton, Inc. 3.875% 9/1/2028[1]		60	57
Booz Allen Hamilton, Inc. 4.00% 7/1/2029[1]		580	544
Boxer Parent Co., Inc. 7.125% 10/2/2025[1]		180	181
Boxer Parent Co., Inc. 9.125% 3/1/2026[1]		240	241
Cloud Software Group, Inc. 6.50% 3/31/2029[1]		1,205	1,149
Cloud Software Group, Inc. 9.00% 9/30/2029[1]		4,325	4,114
Cloud Software Group, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.948% 3/30/2029[5,6]		1,027	1,008
CommScope Technologies, LLC 6.00% 6/15/2025[1]		2,239	1,827

250	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Information technology (continued)
CommScope Technologies, LLC 5.00% 3/15/2027[1]	USD	750	$313
CommScope, Inc. 6.00% 3/1/2026[1]		1,518	1,354
CommScope, Inc. 8.25% 3/1/2027[1]		652	345
CommScope, Inc. 7.125% 7/1/2028[1]		309	147
CommScope, Inc. 4.75% 9/1/2029[1]		110	74
CommScope, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.25%) 8.72% 4/6/2026[5,6]		578	518
Diebold Nixdorf, Inc., Term Loan, (3-month USD CME Term SOFR + 7.00%)12.86% 8/11/2028[1,5,6]		10,385	10,709
Entegris Escrow Corp. 4.75% 4/15/2029[1]		370	357
Fair Isaac Corp. 4.00% 6/15/2028[1]		855	810
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61%9/13/2029[5,6,9]		100	99
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713%9/13/2029[5,6,9]		3,656	3,601
Gartner, Inc. 4.50% 7/1/2028[1]		1,253	1,189
Gartner, Inc. 3.625% 6/15/2029[1]		19	17
Gartner, Inc. 3.75% 10/1/2030[1]		776	687
Go Daddy Operating Co., LLC 5.25% 12/1/2027[1]		245	240
Go Daddy Operating Co., LLC 3.50% 3/1/2029[1]		345	313
Hughes Satellite Systems Corp. 5.25% 8/1/2026		770	678
Hughes Satellite Systems Corp. 6.625% 8/1/2026		1,000	789
Imola Merger Corp. 4.75% 5/15/2029[1]		300	285
McAfee Corp. 7.375% 2/15/2030[1]		865	791
MicroStrategy, Inc. 6.125% 6/15/2028[1]		325	316
NCR Atleos Corp. 9.50% 4/1/2029[1]		2,120	2,254
NCR Atleos, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.75%) 10.206% 3/27/2029[5,6]		355	355
NCR Voyix Corp. 5.125% 4/15/2029[1]		1,759	1,674
Open Text Corp. 3.875% 2/15/2028[1]		645	600
Open Text Corp. 3.875% 12/1/2029[1]		610	548
Oracle Corp. 5.55% 2/6/2053		390	391
RingCentral, Inc. 8.50% 8/15/2030[1]		215	220
Rocket Software, Inc. 6.50% 2/15/2029[1]		455	396
Synaptics, Inc. 4.00% 6/15/2029[1]		375	337
Tibco Software, Inc., Term Loan A, (3-month USD CME Term SOFR + 4.50%) 9.948% 9/29/2028[5,6]		1,244	1,219
UKG, Inc., Term Loan B, (3-month USD CME Term SOFR + 3.25%) 8.764% 5/4/2026[5,6]		461	462
UKG, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 9.988% 5/4/2026[5,6]		672	676
UKG, Inc., Term Loan, (3-month USD CME Term SOFR + 5.25%) 10.764% 5/3/2027[5,6]		590	593
Unisys Corp. 6.875% 11/1/2027[1]		975	879
Viasat, Inc. 5.625% 9/15/2025[1]		745	727
Viasat, Inc. 5.625% 4/15/2027[1]		50	48
Viasat, Inc. 6.50% 7/15/2028[1]		735	604
Viasat, Inc. 7.50% 5/30/2031[1]		1,859	1,462
Viavi Solutions, Inc. 3.75% 10/1/2029[1]		230	202
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[3,7,9]		3,110	3,164
Xerox Holdings Corp. 5.50% 8/15/2028[1]		435	393
			51,067

Real estate 4.97%
Anywhere Real Estate Group, LLC 5.75% 1/15/2029[1]		1,008	784
Anywhere Real Estate Group, LLC 5.25% 4/15/2030[1]		977	730
Brookfield Property REIT, Inc. 5.75% 5/15/2026[1]		1,574	1,529
Brookfield Property REIT, Inc. 4.50% 4/1/2027[1]		574	517
Cushman & Wakefield U.S. Borrower, LLC 8.875% 9/1/2031[1]		360	382

American Funds Insurance Series	251

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Real estate (continued)
Cushman & Wakefield U.S. Borrower, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.00%) 9.356% 1/31/2030[5,6]	USD	295	$295
Forestar Group, Inc. 3.85% 5/15/2026[1]		465	443
Forestar Group, Inc. 5.00% 3/1/2028[1]		92	89
Greystar Real Estate Partners, LLC 7.75% 9/1/2030[1]		425	446
HAT Holdings I, LLC 8.00% 6/15/2027[1]		425	443
Howard Hughes Corp. (The) 5.375% 8/1/2028[1]		1,327	1,277
Howard Hughes Corp. (The) 4.125% 2/1/2029[1]		2,478	2,212
Howard Hughes Corp. (The) 4.375% 2/1/2031[1]		2,788	2,423
Iron Mountain, Inc. 4.875% 9/15/2027[1]		1,616	1,578
Iron Mountain, Inc. 5.25% 3/15/2028[1]		1,214	1,181
Iron Mountain, Inc. 5.00% 7/15/2028[1]		367	353
Iron Mountain, Inc. 7.00% 2/15/2029[1]		210	216
Iron Mountain, Inc. 5.25% 7/15/2030[1]		2,630	2,506
Iron Mountain, Inc. 4.50% 2/15/2031[1]		1,535	1,393
Kennedy-Wilson, Inc. 4.75% 3/1/2029		2,240	1,873
Kennedy-Wilson, Inc. 4.75% 2/1/2030		2,695	2,188
Kennedy-Wilson, Inc. 5.00% 3/1/2031		1,970	1,567
Ladder Capital Finance Holdings LLLP 5.25% 10/1/2025[1]		650	642
Ladder Capital Finance Holdings LLLP 4.25% 2/1/2027[1]		1,410	1,330
Ladder Capital Finance Holdings LLLP 4.75% 6/15/2029[1]		765	691
MPT Operating Partnership, LP 5.00% 10/15/2027		1,198	980
MPT Operating Partnership, LP 3.50% 3/15/2031		239	150
Park Intermediate Holdings, LLC 4.875% 5/15/2029[1]		820	760
RHP Hotel Properties, LP 4.50% 2/15/2029[1]		660	614
RLJ Lodging Trust, LP 3.75% 7/1/2026[1]		160	152
RLJ Lodging Trust, LP 4.00% 9/15/2029[1]		800	720
Service Properties Trust 4.50% 3/15/2025		420	410
Service Properties Trust 5.25% 2/15/2026		117	114
Service Properties Trust 4.75% 10/1/2026		945	883
Service Properties Trust 4.95% 2/15/2027		1,134	1,028
Service Properties Trust 5.50% 12/15/2027		350	321
Service Properties Trust 3.95% 1/15/2028		1,560	1,280
Service Properties Trust 4.95% 10/1/2029		2,029	1,682
Service Properties Trust 4.375% 2/15/2030		415	323
Service Properties Trust 8.625% 11/15/2031[1]		3,185	3,339
VICI Properties, LP 5.625% 5/1/2024[1]		447	446
VICI Properties, LP 3.50% 2/15/2025[1]		261	254
VICI Properties, LP 4.625% 6/15/2025[1]		620	609
VICI Properties, LP 4.25% 12/1/2026[1]		462	445
VICI Properties, LP 3.875% 2/15/2029[1]		650	598
VICI Properties, LP 4.625% 12/1/2029[1]		90	85
VICI Properties, LP 4.125% 8/15/2030[1]		93	85
WeWork Companies, LLC 6.00% PIK and 5.00% Cash 8/15/2027[1,2,4]		2,239	470
WeWork Companies, LLC 8.00% PIK and 7.00% Cash 8/15/2027[1,2,4]		1,784	616
			43,452

Consumer staples 4.24%
Albertsons Companies, Inc. 3.25% 3/15/2026[1]		240	227
Albertsons Companies, Inc. 4.625% 1/15/2027[1]		900	875
Albertsons Companies, Inc. 3.50% 3/15/2029[1]		2,113	1,921
Albertsons Companies, Inc. 4.875% 2/15/2030[1]		465	446
B&G Foods, Inc. 5.25% 4/1/2025		183	180
B&G Foods, Inc. 5.25% 9/15/2027		1,383	1,258
B&G Foods, Inc. 8.00% 9/15/2028[1]		655	689
BJ’s Wholesale Club, Term Loan B, (3-month USD CME Term SOFR + 2.00%) 7.36% 2/5/2029[5,6]		222	224
Central Garden & Pet Co. 4.125% 10/15/2030		915	833
Central Garden & Pet Co. 4.125% 4/30/2031[1]		880	779
Coty, Inc. 5.00% 4/15/2026[1]		700	689

252	American Funds Insurance Series

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples (continued)
Coty, Inc. 6.50% 4/15/2026[1]	USD	460	$460
Coty, Inc. 4.75% 1/15/2029[1]		2,310	2,205
Coty, Inc. 6.625% 7/15/2030[1]		1,135	1,167
Darling Ingredients, Inc. 6.00% 6/15/2030[1]		1,570	1,572
Energizer Holdings, Inc. 4.375% 3/31/2029[1]		815	730
H.J. Heinz Co. 3.875% 5/15/2027		275	270
H.J. Heinz Co. 4.375% 6/1/2046		26	23
Ingles Markets, Inc. 4.00% 6/15/2031[1]		990	875
Kronos Acquisition Holdings, Inc. 5.00% 12/31/2026[1]		2,293	2,238
Kronos Acquisition Holdings, Inc. 7.00% 12/31/2027[1]		3,275	3,131
Lamb Weston Holdings, Inc. 4.125% 1/31/2030[1]		2,280	2,104
Lamb Weston Holdings, Inc. 4.375% 1/31/2032[1]		305	279
Nestle Skin Health SA, Term Loan B3, (1-month USD CME Term SOFR + 3.50%) 8.948% 10/1/2026[5,6]		776	781
Performance Food Group, Inc. 5.50% 10/15/2027[1]		705	695
Performance Food Group, Inc. 4.25% 8/1/2029[1]		483	443
Post Holdings, Inc. 5.625% 1/15/2028[1]		1,199	1,189
Post Holdings, Inc. 5.50% 12/15/2029[1]		451	435
Post Holdings, Inc. 4.625% 4/15/2030[1]		3,355	3,090
Post Holdings, Inc. 4.50% 9/15/2031[1]		1,145	1,028
Prestige Brands, Inc. 5.125% 1/15/2028[1]		778	756
Prestige Brands, Inc. 3.75% 4/1/2031[1]		1,275	1,116
Simmons Foods, Inc. 4.625% 3/1/2029[1]		693	600
TreeHouse Foods, Inc. 4.00% 9/1/2028		1,600	1,418
United Natural Foods, Inc. 6.75% 10/15/2028[1]		2,333	1,892
US Foods, Inc. 4.625% 6/1/2030[1]		510	476
			37,094

Utilities 2.06%
AmeriGas Partners, LP 5.75% 5/20/2027		302	294
Calpine Corp. 4.50% 2/15/2028[1]		150	143
Calpine Corp. 5.125% 3/15/2028[1]		518	497
Calpine Corp. 3.75% 3/1/2031[1]		500	439
DPL, Inc. 4.125% 7/1/2025		555	542
Emera, Inc. 6.75% 6/15/2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[7,10]		1,155	1,135
Enfragen Energia Sur SA 5.375% 12/30/2030		200	156
FirstEnergy Corp. 2.25% 9/1/2030		980	827
FirstEnergy Corp. 7.375% 11/15/2031		337	398
FirstEnergy Corp. 3.40% 3/1/2050		530	374
FirstEnergy Corp. 5.10% 7/15/2047		185	170
FirstEnergy Transmission, LLC 4.55% 4/1/2049[1]		100	87
NextEra Energy Operating Partners, LP 4.25% 7/15/2024[1]		122	121
NRG Energy, Inc. 3.625% 2/15/2031[1]		110	95
Pacific Gas and Electric Co. 3.45% 7/1/2025		300	290
Pacific Gas and Electric Co. 3.30% 3/15/2027		195	182
Pacific Gas and Electric Co. 5.45% 6/15/2027		335	338
Pacific Gas and Electric Co. 3.75% 7/1/2028		10	9
Pacific Gas and Electric Co. 4.55% 7/1/2030		213	203
Pacific Gas and Electric Co. 2.50% 2/1/2031		393	325
Pacific Gas and Electric Co. 3.25% 6/1/2031		107	93
Pacific Gas and Electric Co. 3.30% 8/1/2040		280	205
Pacific Gas and Electric Co. 3.50% 8/1/2050		1,220	845
PG&E Corp. 5.00% 7/1/2028		2,755	2,682
PG&E Corp. 5.25% 7/1/2030		3,580	3,457
Talen Energy Supply, LLC 8.625% 6/1/2030[1]		2,327	2,474

American Funds Insurance Series	253

American High-Income Trust (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Talen Energy Supply, LLC, Term Loan B, (3-month USD CME Term SOFR + 4.50%) 9.869% 5/17/2030[5,6]	USD	284	$286
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029[1]		1,190	1,081
Vistra Operations Co., LLC 3.55% 7/15/2024[1]		231	228
			17,976

Total corporate bonds, notes & loans			773,093

U.S. Treasury bonds & notes 0.31%
U.S. Treasury 0.31%
U.S. Treasury 3.875% 8/15/2033		925	924
U.S. Treasury 3.625% 5/15/2053[11]		315	292
U.S. Treasury 4.125% 8/15/2053[11]		1,470	1,490

Total U.S. Treasury bonds & notes			2,706

Mortgage-backed obligations 0.08%
Collateralized mortgage-backed obligations 0.08%
Treehouse Park Improvement Association No.1 9.75% 12/1/2033[1,3]		712	661

Bonds & notes of governments & government agencies outside the U.S. 0.03%
Argentine Republic 1.00% 7/9/2029		310	125
Argentine Republic 0.75% 7/9/2030 (1.75% on 7/9/2027)[7]		410	165
			290

Total bonds, notes & other debt instruments (cost: $800,280,000)			776,750

Convertible bonds & notes 0.06%
Communication services 0.06%
DISH Network Corp., convertible notes, 3.375% 8/15/2026		925	495

Total convertible bonds & notes (cost: $816,000)			495

Common stocks 6.02%		Shares
Health care 2.44%
Rotech Healthcare, Inc.[3,9,12]		201,793	21,188
Mallinckrodt PLC[12]		3,631	140
			21,328

Energy 0.94%
Chesapeake Energy Corp.		29,829	2,295
Ascent Resources - Utica, LLC, Class A3,9		62,978	2,161
Weatherford International[12]		10,059	984
California Resources Corp.		17,202	941
Altera Infrastructure, LP3,12		9,127	841
Constellation Oil Services Holding SA, Class B-1[3,12]		3,449,949	483
Mesquite Energy, Inc.[3,12]		3,558	201
Diamond Offshore Drilling, Inc.[12]		13,372	174
Exxon Mobil Corp.		739	74
Bighorn Permian Resources, LLC[3]		2,894	—	[8]
			8,154

Information technology 0.93%
Diebold Nixdorf, Inc.[1,12]		281,243	8,142

254	American Funds Insurance Series

American High-Income Trust (continued)

Common stocks (continued)	Shares	Value (000)
Utilities 0.86%
Talen Energy Corp.[12]	109,720	$7,022
PG&E Corp.	28,786	519
		7,541

Consumer discretionary 0.51%
Party City Holdco, Inc.[3,12]	126,254	2,883
Party City Holdco, Inc.[1,3,12]	1,260	29
NMG Parent, LLC[12]	9,965	1,096
MYT Holding Co., Class B3,12	608,846	457
		4,465

Materials 0.26%
Venator Materials PLC[3,12]	444,512,082	2,280

Financials 0.04%
Navient Corp.	20,000	372

Communication services 0.04%
Intelsat SA12	8,182	235
iHeartMedia, Inc., Class A12	22,639	61
		296

Total common stocks (cost: $37,300,000)		52,578

Preferred securities 0.34%
Industrials 0.18%
ACR III LSC Holdings, LLC, Series B, preferred shares[1,3,12]	1,022	1,582

Consumer discretionary 0.16%
MYT Holdings, LLC, Series A, 10.00% preferred shares[12]	2,095,904	1,363

Total preferred securities (cost: $2,933,000)		2,945

Rights & warrants 0.02%
Consumer discretionary 0.02%
NMG Parent, LLC, warrants, expire 9/24/2027[12]	27,111	217

Total rights & warrants (cost: $164,000)		217

Short-term securities 3.10%
Money market investments 3.10%
Capital Group Central Cash Fund 5.44%[13,14]	271,165	27,114

Total short-term securities (cost: $27,116,000)		27,114
Total investment securities 98.43% (cost: $868,609,000)		860,099
Other assets less liabilities 1.57%		13,746

Net assets 100.00%		$873,845

American Funds Insurance Series	255

American High-Income Trust (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
2 Year U.S. Treasury Note Futures	Long	27	4/3/2024	USD	5,560	$55
5 Year U.S. Treasury Note Futures	Long	23	4/3/2024		2,502	59
10 Year Ultra U.S. Treasury Note Futures	Short	8	3/28/2024		(944)	(42)
10 Year U.S. Treasury Note Futures	Short	14	3/28/2024		(1,581)	(51)
30 Year Ultra U.S. Treasury Bond Futures	Short	1	3/28/2024		(134)	(12)
						$9

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Reference index	Financing rate paid	Payment frequency	Expiration date	Notional amount (000)		Value at 12/31/2023 (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 12/31/2023 (000)
CDX.NA.HY.41	5.00%	Quarterly	12/20/2028	USD	12,563	$(733)	$(753)	$20

Investments in affiliates14

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Short-term securities 3.10%
Money market investments 3.10%
Capital Group Central Cash Fund 5.44%[13]	$38,565	$197,949	$209,399	$8	$(9)	$27,114	$1,630

Restricted securities9

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
Rotech Healthcare, Inc.[3,12]	9/26/2013	$4,331	$21,188	2.43%
Finastra USA, Inc., Term Loan B, (3-month USD CME Term SOFR + 7.25%) 12.713% 9/13/2029[5,6]	9/13/2023	3,585	3,601	.41
Finastra USA, Inc., Term Loan, (3-month USD CME Term SOFR + 7.25%) 12.61% 9/13/2029[5,6]	9/13/2023-12/13/2023	97	99	.01
Wolfspeed, Inc. 9.875% 6/23/2030 (10.875% on 6/23/2026)[3,7]	6/23/2023	3,005	3,164	.36
Ascent Resources - Utica, LLC, Class A3	11/15/2016	302	2,161	.25
Resorts World Las Vegas, LLC 4.625% 4/16/2029	8/11/2023	254	262	.03
Total		$11,574	$30,475	3.49%

256	American Funds Insurance Series

American High-Income Trust (continued)

[1]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $584,486,000, which represented 66.89% of the net assets of the fund.
[2]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[3]	Value determined using significant unobservable inputs.
[4]	Scheduled interest and/or principal payment was not received.
[5]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $35,694,000, which represented 4.08% of the net assets of the fund.
[6]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[7]	Step bond; coupon rate may change at a later date.
[8]	Amount less than one thousand.
[9]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $30,475,000, which represented 3.49% of the net assets of the fund.
[10]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[11]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $539,000, which represented .06% of the net assets of the fund.
[12]	Security did not produce income during the last 12 months.
[13]	Rate represents the seven-day yield at 12/31/2023.
[14]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation(s)

CME = CME Group

DAC = Designated Activity Company

LIBOR = London Interbank Offered Rate

PIK = Payment In Kind

REIT = Real Estate Investment Trust

SOFR = Secured Overnight Financing Rate

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	257

American Funds Mortgage Fund

Investment portfolio December 31, 2023

Bonds, notes & other debt instruments 94.93%	Principal amount (000)			Value (000)
Mortgage-backed obligations 91.57%
Federal agency mortgage-backed obligations 89.10%
Fannie Mae Pool #695412 5.00% 6/1/2033[1]	USD	—	[2]	$—	[2]
Fannie Mae Pool #AD3566 5.00% 10/1/2035[1]		1		1
Fannie Mae Pool #256583 5.00% 12/1/2036[1]		30		30
Fannie Mae Pool #931768 5.00% 8/1/2039[1]		1		1
Fannie Mae Pool #AC0794 5.00% 10/1/2039[1]		5		5
Fannie Mae Pool #932606 5.00% 2/1/2040[1]		2		2
Fannie Mae Pool #MA4232 2.00% 1/1/2041[1]		144		124
Fannie Mae Pool #BQ7816 1.50% 4/1/2041[1]		247		205
Fannie Mae Pool #BR0986 1.50% 5/1/2041[1]		327		271
Fannie Mae Pool #AE1248 5.00% 6/1/2041[1]		8		8
Fannie Mae Pool #MA4387 2.00% 7/1/2041[1]		18		15
Fannie Mae Pool #MA4388 2.50% 7/1/2041[1]		82		73
Fannie Mae Pool #MA4447 2.50% 10/1/2041[1]		174		155
Fannie Mae Pool #FM9117 2.50% 10/1/2041[1]		99		88
Fannie Mae Pool #AJ1873 4.00% 10/1/2041[1]		6		6
Fannie Mae Pool #AE1274 5.00% 10/1/2041[1]		6		6
Fannie Mae Pool #AE1277 5.00% 11/1/2041[1]		3		4
Fannie Mae Pool #MA4501 2.00% 12/1/2041[1]		341		292
Fannie Mae Pool #MA4502 2.50% 12/1/2041[1]		196		174
Fannie Mae Pool #AE1283 5.00% 12/1/2041[1]		2		2
Fannie Mae Pool #MA4521 2.50% 1/1/2042[1]		246		219
Fannie Mae Pool #MA4540 2.00% 2/1/2042[1]		489		418
Fannie Mae Pool #AE1290 5.00% 2/1/2042[1]		4		4
Fannie Mae Pool #MA4570 2.00% 3/1/2042[1]		111		95
Fannie Mae Pool #AT0300 3.50% 3/1/2043[1]		1		1
Fannie Mae Pool #AT3954 3.50% 4/1/2043[1]		2		2
Fannie Mae Pool #AY1829 3.50% 12/1/2044[1]		2		2
Fannie Mae Pool #FM9416 3.50% 7/1/2045[1]		339		317
Fannie Mae Pool #FS3767 2.00% 4/1/2047[1]		28		23
Fannie Mae Pool #BH3122 4.00% 6/1/2047[1]		1		1
Fannie Mae Pool #BJ5015 4.00% 12/1/2047[1]		32		30
Fannie Mae Pool #BK5232 4.00% 5/1/2048[1]		18		17
Fannie Mae Pool #BK6840 4.00% 6/1/2048[1]		24		23
Fannie Mae Pool #BK9743 4.00% 8/1/2048[1]		8		7
Fannie Mae Pool #BK9761 4.50% 8/1/2048[1]		4		4
Fannie Mae Pool #FM3280 3.50% 5/1/2049[1]		89		83
Fannie Mae Pool #CA5496 3.00% 4/1/2050[1]		1,118		1,009
Fannie Mae Pool #CA5968 2.50% 6/1/2050[1]		49		42
Fannie Mae Pool #FS3745 2.00% 8/1/2050[1]		19		16
Fannie Mae Pool #CA6593 2.50% 8/1/2050[1]		281		244
Fannie Mae Pool #FM4256 2.50% 9/1/2050[1]		367		318
Fannie Mae Pool #CA7052 3.00% 9/1/2050[1]		5		4
Fannie Mae Pool #CA7257 2.50% 10/1/2050[1]		115		99
Fannie Mae Pool #BQ3005 2.50% 10/1/2050[1]		72		62
Fannie Mae Pool #CA8108 2.00% 12/1/2050[1]		146		121
Fannie Mae Pool #MA4208 2.00% 12/1/2050[1]		12		10
Fannie Mae Pool #FM6113 2.50% 1/1/2051[1]		1,595		1,362
Fannie Mae Pool #FM5940 2.00% 2/1/2051[1]		1,668		1,371
Fannie Mae Pool #CA8820 2.00% 2/1/2051[1]		377		311
Fannie Mae Pool #CB0290 2.00% 4/1/2051[1]		110		90
Fannie Mae Pool #MA4305 2.00% 4/1/2051[1]		1		1
Fannie Mae Pool #CB0041 3.00% 4/1/2051[1]		196		176
Fannie Mae Pool #FM7687 3.00% 6/1/2051[1]		249		223
Fannie Mae Pool #FS3744 2.00% 7/1/2051[1]		56		46
Fannie Mae Pool #FM7957 2.50% 7/1/2051[1]		167		143
Fannie Mae Pool #FM7900 2.50% 7/1/2051[1]		26		22
Fannie Mae Pool #FM8038 3.00% 7/1/2051[1]		296		265
Fannie Mae Pool #FM8247 2.50% 8/1/2051[1]		238		205
Fannie Mae Pool #CB1527 2.50% 9/1/2051[1]		420		360
Fannie Mae Pool #FS0965 2.00% 11/1/2051[1]		3		2
Fannie Mae Pool #FM9492 2.50% 11/1/2051[1]		434		374

258	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #FM9694 2.50% 11/1/2051[1]	USD	211	$182
Fannie Mae Pool #FM9810 3.00% 11/1/2051[1]		84	75
Fannie Mae Pool #CB2286 2.50% 12/1/2051[1]		391	336
Fannie Mae Pool #FM9804 2.50% 12/1/2051[1]		228	196
Fannie Mae Pool #FM9976 3.00% 12/1/2051[1]		91	82
Fannie Mae Pool #CB2544 3.00% 1/1/2052[1]		263	234
Fannie Mae Pool #FS0454 3.00% 1/1/2052[1]		86	77
Fannie Mae Pool #BV3080 2.00% 2/1/2052[1]		421	344
Fannie Mae Pool #BV3076 2.00% 2/1/2052[1]		136	111
Fannie Mae Pool #FS5851 4.00% 7/1/2052[1]		1,195	1,131
Fannie Mae Pool #BW1289 5.50% 10/1/2052[1]		42	42
Fannie Mae Pool #BW1243 5.50% 10/1/2052[1]		37	38
Fannie Mae Pool #MA4840 4.50% 12/1/2052[1]		474	459
Fannie Mae Pool #BX5673 5.00% 12/1/2052[1]		99	98
Fannie Mae Pool #MA4919 5.50% 2/1/2053[1]		94	94
Fannie Mae Pool #FS3759 6.00% 2/1/2053[1]		118	122
Fannie Mae Pool #MA4978 5.00% 4/1/2053[1]		6,911	6,840
Fannie Mae Pool #CB6106 6.50% 4/1/2053[1]		78	81
Fannie Mae Pool #MA5008 4.50% 5/1/2053[1]		46	45
Fannie Mae Pool #FS4563 5.00% 5/1/2053[1]		53	53
Fannie Mae Pool #MA5010 5.50% 5/1/2053[1]		62	62
Fannie Mae Pool #MA5011 6.00% 5/1/2053[1]		315	320
Fannie Mae Pool #MA5038 5.00% 6/1/2053[1]		549	543
Fannie Mae Pool #FS5192 5.50% 6/1/2053[1]		941	947
Fannie Mae Pool #MA5039 5.50% 6/1/2053[1]		69	70
Fannie Mae Pool #MA5040 6.00% 6/1/2053[1]		436	443
Fannie Mae Pool #MA5071 5.00% 7/1/2053[1]		404	400
Fannie Mae Pool #MA5072 5.50% 7/1/2053[1]		181	182
Fannie Mae Pool #CB6853 4.50% 8/1/2053[1]		98	95
Fannie Mae Pool #MA5136 4.50% 9/1/2053[1]		583	566
Fannie Mae Pool #MA5139 6.00% 9/1/2053[1]		4,319	4,387
Fannie Mae Pool #MA5165 5.50% 10/1/2053[1]		1,972	1,981
Fannie Mae Pool #MA5166 6.00% 10/1/2053[1]		429	436
Fannie Mae Pool #MA5191 6.00% 11/1/2053[1]		1,824	1,853
Fannie Mae Pool #MA5249 7.00% 1/1/2054[1]		65	67
Fannie Mae Pool #BF0379 3.50% 4/1/2059[1]		133	120
Fannie Mae Pool #BF0481 3.50% 6/1/2060[1]		149	136
Fannie Mae Pool #BF0497 3.00% 7/1/2060[1]		49	42
Fannie Mae Pool #BF0585 4.50% 12/1/2061[1]		51	50
Freddie Mac Pool #ZA1922 5.00% 2/1/2026[1]		1	1
Freddie Mac Pool #ZS8950 5.00% 10/1/2029[1]		2	1
Freddie Mac Pool #A18781 5.00% 3/1/2034[1]		556	566
Freddie Mac Pool #RB5113 1.50% 6/1/2041[1]		2,206	1,829
Freddie Mac Pool #RB5115 2.50% 6/1/2041[1]		313	279
Freddie Mac Pool #RB5122 2.50% 8/1/2041[1]		862	768
Freddie Mac Pool #RB5138 2.00% 12/1/2041[1]		94	80
Freddie Mac Pool #RB5145 2.00% 2/1/2042[1]		87	74
Freddie Mac Pool #RB5148 2.00% 3/1/2042[1]		553	472
Freddie Mac Pool #Q15874 4.00% 2/1/2043[1]		1	1
Freddie Mac Pool #760014 2.71% 8/1/2045[1,3]		287	277
Freddie Mac Pool #Q47615 3.50% 4/1/2047[1]		17	15
Freddie Mac Pool #Q52069 3.50% 11/1/2047[1]		25	23
Freddie Mac Pool #Q55971 4.00% 5/1/2048[1]		17	16
Freddie Mac Pool #Q56175 4.00% 5/1/2048[1]		15	14
Freddie Mac Pool #Q55970 4.00% 5/1/2048[1]		8	8
Freddie Mac Pool #Q56599 4.00% 6/1/2048[1]		24	23
Freddie Mac Pool #Q58411 4.50% 9/1/2048[1]		46	45
Freddie Mac Pool #Q58436 4.50% 9/1/2048[1]		25	25
Freddie Mac Pool #Q58378 4.50% 9/1/2048[1]		17	17
Freddie Mac Pool #RA1339 3.00% 9/1/2049[1,4]		1,408	1,264
Freddie Mac Pool #QA2748 3.50% 9/1/2049[1]		17	16

American Funds Insurance Series	259

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD7512 3.00% 2/1/2050[1]	USD	147	$132
Freddie Mac Pool #QB1368 2.50% 7/1/2050[1]		447	388
Freddie Mac Pool #RA3384 3.00% 8/1/2050[1]		5	5
Freddie Mac Pool #SI2062 2.00% 9/1/2050[1]		188	154
Freddie Mac Pool #SI2080 2.00% 10/1/2050[1]		196	161
Freddie Mac Pool #SD8106 2.00% 11/1/2050[1]		535	440
Freddie Mac Pool #RA3987 2.50% 11/1/2050[1]		204	175
Freddie Mac Pool #RA4352 2.00% 1/1/2051[1]		329	272
Freddie Mac Pool #SD8128 2.00% 2/1/2051[1]		2	2
Freddie Mac Pool #SD8134 2.00% 3/1/2051[1]		3	3
Freddie Mac Pool #RA5288 2.00% 5/1/2051[1]		305	251
Freddie Mac Pool #SD7544 3.00% 7/1/2051[1]		77	69
Freddie Mac Pool #QC7626 3.00% 9/1/2051[1]		238	213
Freddie Mac Pool #SD0734 3.00% 10/1/2051[1]		85	76
Freddie Mac Pool #RA6406 2.00% 11/1/2051[1]		76	62
Freddie Mac Pool #SD1385 2.50% 11/1/2051[1]		62	54
Freddie Mac Pool #SD7552 2.50% 1/1/2052[1]		41	35
Freddie Mac Pool #SD0813 3.00% 1/1/2052[1]		18	16
Freddie Mac Pool #RA6598 3.50% 1/1/2052[1]		183	169
Freddie Mac Pool #SD7550 3.00% 2/1/2052[1]		371	334
Freddie Mac Pool #SD0873 3.50% 2/1/2052[1,4]		1,079	1,006
Freddie Mac Pool #QD7089 3.50% 2/1/2052[1]		8	7
Freddie Mac Pool #SD1450 2.50% 3/1/2052[1,4]		3,162	2,725
Freddie Mac Pool #SD7553 3.00% 3/1/2052[1]		300	269
Freddie Mac Pool #SD8214 3.50% 5/1/2052[1]		383	352
Freddie Mac Pool #QF0213 4.50% 9/1/2052[1]		1,204	1,168
Freddie Mac Pool #RA7938 5.00% 9/1/2052[1]		670	664
Freddie Mac Pool #QF0924 5.50% 9/1/2052[1]		238	240
Freddie Mac Pool #RA8059 5.50% 10/1/2052[1]		112	113
Freddie Mac Pool #SD1895 4.50% 11/1/2052[1]		376	372
Freddie Mac Pool #SD8280 6.50% 11/1/2052[1]		824	847
Freddie Mac Pool #SD8288 5.00% 1/1/2053[1]		44	44
Freddie Mac Pool #SD8315 5.00% 4/1/2053[1]		124	123
Freddie Mac Pool #SD2716 5.00% 4/1/2053[1]		88	87
Freddie Mac Pool #SD8316 5.50% 4/1/2053[1]		99	99
Freddie Mac Pool #SD8322 4.50% 5/1/2053[1]		244	236
Freddie Mac Pool #SD8324 5.50% 5/1/2053[1]		88	89
Freddie Mac Pool #SD8329 5.00% 6/1/2053[1]		28	28
Freddie Mac Pool #SD8331 5.50% 6/1/2053[1]		376	377
Freddie Mac Pool #RA9279 6.00% 6/1/2053[1]		69	70
Freddie Mac Pool #RA9283 6.00% 6/1/2053[1]		64	66
Freddie Mac Pool #RA9281 6.00% 6/1/2053[1]		42	43
Freddie Mac Pool #RA9284 6.00% 6/1/2053[1]		30	31
Freddie Mac Pool #SD8341 5.00% 7/1/2053[1]		234	231
Freddie Mac Pool #SD8342 5.50% 7/1/2053[1]		1,175	1,180
Freddie Mac Pool #SD8350 6.00% 8/1/2053[1,4]		6,212	6,309
Freddie Mac Pool #RA9857 6.00% 9/1/2053[1]		1,073	1,090
Freddie Mac Pool #SD4053 6.00% 10/1/2053[1]		732	744
Freddie Mac Pool #SD8368 6.00% 10/1/2053[1]		518	526
Freddie Mac Pool #SD8369 6.50% 10/1/2053[1]		145	149
Freddie Mac Pool #SD8373 6.00% 11/1/2053[1]		769	781
Freddie Mac Pool #SD8395 5.50% 1/1/2054[1]		495	497
Freddie Mac, Series K751, Class A2, Multi Family, 4.412% 3/25/2030[1]		300	300
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[1,3]		93	85
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056[1]		86	72
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[1]		176	162
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[1,3]		125	115

260	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057[1]	USD	22	$19
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[1]		103	97
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/26/2058[1]		29	26
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[1]		17	15
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 6/25/2028[1]		237	227
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[1]		13	12
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 20-3, Class AC, 2.00% 11/25/2030[1]		326	282
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 21-1, Class AC, 2.25% 5/26/2031[1]		339	299
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 21-2, Class AD, 2.00% 7/25/2031[1]		283	245
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[1]		310	294
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 20-2, Class AC, 2.00% 9/27/2060[1]		336	292
Government National Mortgage Assn. 3.00% 1/1/2054[1,5]		113	102
Government National Mortgage Assn. 4.00% 1/1/2054[1,5]		334	319
Government National Mortgage Assn. 5.50% 1/1/2054[1,5]		274	276
Government National Mortgage Assn. 6.00% 1/1/2054[1,5]		10	10
Government National Mortgage Assn. 6.50% 1/1/2054[1,5]		310	317
Government National Mortgage Assn. Pool #AH5894 3.75% 5/20/2034[1]		649	628
Government National Mortgage Assn. Pool #AD0028 3.75% 7/20/2038[1]		255	246
Government National Mortgage Assn. Pool #004410 4.00% 4/20/2039[1]		51	50
Government National Mortgage Assn. Pool #AH5897 3.75% 7/20/2039[1]		507	489
Government National Mortgage Assn. Pool #783690 6.00% 9/20/2039[1]		74	78
Government National Mortgage Assn. Pool #004823 4.00% 10/20/2040[1]		79	77
Government National Mortgage Assn. Pool #005104 5.00% 6/20/2041[1]		163	164
Government National Mortgage Assn. Pool #005142 4.50% 8/20/2041[1]		11	11
Government National Mortgage Assn. Pool #005165 6.50% 8/20/2041[1]		81	81
Government National Mortgage Assn. Pool #AA5326 3.50% 5/20/2042[1]		124	114
Government National Mortgage Assn. Pool #MA0366 3.50% 6/20/2042[1]		191	180
Government National Mortgage Assn. Pool #AD4360 3.50% 7/20/2043[1]		87	83
Government National Mortgage Assn. Pool #AH5884 4.25% 7/20/2044[1]		895	868
Government National Mortgage Assn. Pool #MA6994 2.00% 11/20/2050[1]		94	80
Government National Mortgage Assn. Pool #BZ3978 2.50% 11/20/2050[1]		39	34
Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050[1]		84	71
Government National Mortgage Assn. Pool #785575 2.50% 8/20/2051[1]		1,021	878
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[1]		89	77
Government National Mortgage Assn. Pool #786706 2.50% 12/20/2051[1]		560	493
Government National Mortgage Assn. Pool #786502 2.50% 2/20/2052[1]		348	303
Government National Mortgage Assn. Pool #786647 2.50% 3/20/2052[1]		191	167
Government National Mortgage Assn. Pool #786701 2.50% 3/20/2052[1]		165	144
Government National Mortgage Assn. Pool #MA7987 2.50% 4/20/2052[1]		250	219
Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052[1]		5	5
Government National Mortgage Assn. Pool #MA9015 4.50% 7/20/2053[1]		470	459
Government National Mortgage Assn. Pool #MA9016 5.00% 7/20/2053[1]		15	15
Government National Mortgage Assn. Pool #AN1825 4.595% 6/20/2065[1]		97	96
Government National Mortgage Assn. Pool #AO0461 4.617% 8/20/2065[1]		33	33
Government National Mortgage Assn. Pool #AO0409 4.588% 12/20/2065[1]		56	55
Government National Mortgage Assn. Pool #AO0385 4.468% 1/20/2066[1]		362	356
Government National Mortgage Assn. Pool #725897 5.20% 1/20/2066[1]		1	1
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[1]		210	160
Uniform Mortgage-Backed Security 2.50% 1/1/2039[1,5]		193	178
Uniform Mortgage-Backed Security 2.50% 2/1/2039[1,5]		157	145

American Funds Insurance Series	261

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Uniform Mortgage-Backed Security 4.00% 2/1/2039[1,5]	USD	125	$123
Uniform Mortgage-Backed Security 2.50% 1/1/2054[1,5]		3,249	2,764
Uniform Mortgage-Backed Security 3.00% 1/1/2054[1,5]		1,900	1,681
Uniform Mortgage-Backed Security 3.50% 1/1/2054[1,5]		2,602	2,387
Uniform Mortgage-Backed Security 4.00% 1/1/2054[1,5]		1,300	1,230
Uniform Mortgage-Backed Security 4.50% 1/1/2054[1,5]		4,652	4,510
Uniform Mortgage-Backed Security 5.00% 1/1/2054[1,5]		630	624
Uniform Mortgage-Backed Security 5.50% 1/1/2054[1,5]		728	731
Uniform Mortgage-Backed Security 6.00% 1/1/2054[1,5]		355	360
Uniform Mortgage-Backed Security 6.50% 1/1/2054[1,5]		3,570	3,659
Uniform Mortgage-Backed Security 7.00% 1/1/2054[1,5]		1,155	1,191
Uniform Mortgage-Backed Security 4.50% 2/1/2054[1,5]		600	582
Uniform Mortgage-Backed Security 5.00% 2/1/2054[1,5]		900	891
Uniform Mortgage-Backed Security 5.50% 2/1/2054[1,5]		250	251
Uniform Mortgage-Backed Security 6.00% 2/1/2054[1,5]		1,100	1,117
Uniform Mortgage-Backed Security 6.50% 2/1/2054[1,5]		1,000	1,025
			96,042

Commercial mortgage-backed securities 1.65%
BOCA Commercial Mortgage Trust, Series 2022-BOCA, Class A, (1-month USD CME Term SOFR + 1.77%) 7.131% 5/15/2039[1,3,6]		100	100
BX Trust, Series 2022-CSMO, Class A, (1-month USD CME Term SOFR + 2.115%) 7.477% 6/15/2027[1,3,6]		100	100
BX Trust, Series 2021-ARIA, Class A, (1-month USD CME Term SOFR + 1.014%) 6.375% 10/15/2036[1,3,6]		891	872
BX Trust, Series 2022-IND, Class A, (1-month USD CME Term SOFR + 1.491%) 6.853% 4/15/2037[1,3,6]		128	127
Citigroup Commercial Mortgage Trust, Series 2023-SMRT, Class A, 5.82% 6/10/2028[1,3,6]		379	384
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD CME Term SOFR + 1.194%) 6.556% 7/15/2038[1,3,6]		93	93
Intown 2022-Stay Mortgage Trust, Series 2022-STAY, Class A, (1-month USD CME Term SOFR + 2.489%) 7.812% 8/15/2039[1,3]		100	100
			1,776

Collateralized mortgage-backed obligations (privately originated) 0.82%
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 10/27/2031[1,3,6]		67	65
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 6/25/2036[1,3,6]		106	101
CIM Trust, Series 2022-R2, Class A1, 3.75% 12/25/2061[1,3,6]		162	152
COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.726% 11/26/2066[1,3,6]		74	63
GCAT Trust, Series 2021-NQM6, Class A1, 1.855% 8/25/2066[1,3,6]		25	22
GS Mortgage-Backed Securities Trust, Series 2022-PJ5, Class A4, 2.50% 10/25/2052[1,3,6]		203	167
Legacy Mortgage Asset Trust, Series 2020-GS5, Class A1, 6.25% 6/25/2060 (7.25% on 8/26/2024)[1,6,7]		98	98
Mill City Mortgage Trust, Series 15-1, Class M2, 3.72% 6/25/2056[1,3,6]		9	9
Onslow Bay Financial Mortgage Loan Trust, Series 2022-J1, Class A2, 2.50% 2/25/2052[1,3,6]		131	108
Reverse Mortgage Investment Trust, Series 2021-HB1, Class A, 1.259% 11/25/2031[1,3,6]		44	42
Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.75% 4/25/2055[1,3,6]		59	58
			885

Total mortgage-backed obligations			98,703

U.S. Treasury bonds & notes 1.89%
U.S. Treasury 1.60%
U.S. Treasury 0.125% 1/15/2024		75	75
U.S. Treasury 4.25% 5/31/2025		25	25
U.S. Treasury 4.00% 2/15/2026		50	50
U.S. Treasury 4.125% 7/31/2028		1,250	1,263

262	American Funds Insurance Series

American Funds Mortgage Fund (continued)

Bonds, notes & other debt instruments (continued)		Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 1.875% 2/15/2032		USD	10	$9
U.S. Treasury 1.875% 2/15/2041			365	263
U.S. Treasury 1.875% 11/15/2051			65	41
				1,726

U.S. Treasury inflation-protected securities 0.29%
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[8]			315	311

Total U.S. Treasury bonds & notes				2,037

Asset-backed obligations 1.47%
Citizens Auto Receivables Trust, Series 2023-2, Class A2A, 6.09% 10/15/2026[1,6]			84	84
Ford Credit Auto Owner Trust, Series 2023-2, Class A, 5.28% 2/15/2036[1,6]			257	263
Hertz Vehicle Financing III, LLC, Series 2021-1A, Class A, 1.21% 12/26/2025[1,6]			86	83
LAD Auto Receivables Trust, Series 2023-2, Class A2, 5.93% 6/15/2027[1,6]			96	96
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 5/15/2069[1,6]			95	83
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 10/15/2069[1,6]			180	156
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 4/20/2062[1,6]			152	138
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD CME Term SOFR + 0.854%) 6.212% 4/20/2062[1,3,6]			124	122
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 10/20/2061[1,6]			100	88
Synchrony Card Issuance Trust, Series 2023-A, Class A, 5.54% 7/15/2029[1]			122	124
Toyota Auto Loan Extended Note Trust, Series 2023-1, Class A, 4.93% 6/25/2036[1,6]			100	101
Toyota Auto Receivables Owner Trust, Series 2023-C, Class A3, 5.16% 4/17/2028[1]			243	245
				1,583

Total bonds, notes & other debt instruments (cost: $102,205,000)				102,323

Short-term securities 21.64%	Weighted average yield at acquisition
Commercial paper 14.53%
Atlantic Asset Securitization, LLC 1/2/2024[6]	5.310%		700	700
Cisco Systems, Inc. 1/8/2024[6]	5.320		2,000	1,997
Coca-Cola Co. 1/11/2024[6]	5.300		1,800	1,797
Eli Lilly and Co. 1/16/2024[6]	5.360		1,300	1,296
Honeywell International, Inc. 1/11/2024[6]	5.300		1,400	1,397
Microsoft Corp. 1/10/2024[6]	5.370		2,000	1,996
Nestlé Finance International, Ltd. 1/18/2024[6]	5.300		1,100	1,097
Paccar Financial Corp. 1/18/2024	5.390		2,000	1,994
Prudential Funding, LLC 1/22/2024	5.340		1,400	1,395
Wal-Mart Stores, Inc. 1/8/2024[6]	5.031		2,000	1,997
				15,666

American Funds Insurance Series	263

American Funds Mortgage Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Federal agency bills & notes 7.11%
Federal Home Loan Bank 1/5/2024	5.352%	USD	2,500	$2,499
Federal Home Loan Bank 1/19/2024	5.340		2,000	1,995
Federal Home Loan Bank 3/15/2024	5.245		1,200	1,187
Federal Home Loan Bank 2/16/2024	5.203		2,000	1,986

Total short-term securities (cost: $23,340,000)				23,333
Total investment securities 116.57% (cost: $125,545,000)				125,656
Other assets less liabilities (16.57)%				(17,865)

Net assets 100.00%				$107,791

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
2 Year U.S. Treasury Note Futures	Long	266	4/3/2024	USD	54,773	$514
5 Year U.S. Treasury Note Futures	Long	134	4/3/2024	14,576		296
10 Year U.S. Treasury Note Futures	Long	134	3/28/2024	15,127		493
10 Year Ultra U.S. Treasury Note Futures	Long	9	3/28/2024	1,062		46
20 Year U.S. Treasury Bond Futures	Short	59	3/28/2024	(7,371)		(564)
30 Year Ultra U.S. Treasury Bond Futures	Long	17	3/28/2024	2,271		215
						$1,000

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
4.8585%	Annual	U.S. EFFR	Annual	1/12/2024	USD1,156	$— [2]	$—	$— [2]
4.8615%	Annual	U.S. EFFR	Annual	1/12/2024	USD2,400	(1)	—	(1)
4.8674%	Annual	U.S. EFFR	Annual	1/12/2024	USD1,694	(1)	—	(1)
SOFR	Annual	3.41%	Annual	7/28/2045	USD1,300	12	—	12
						$10	$—	$10

264	American Funds Insurance Series

American Funds Mortgage Fund (continued)

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.
[4]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $929,000, which represented .86% of the net assets of the fund.
[5]	Purchased on a TBA basis.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $16,052,000, which represented 14.89% of the net assets of the fund.
[7]	Step bond; coupon rate may change at a later date.
[8]	Index-linked bond whose principal amount moves with a government price index.

Key to abbreviation(s)

Assn. = Association

CME = CME Group

EFFR = Effective Federal Funds Rate

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	265

Ultra-Short Bond Fund

Investment portfolio December 31, 2023

Short-term securities 103.53%	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Commercial paper 78.02%
Alberta (Province of) 2/21/2024[1]	5.453%	USD	10,000	$9,920
British Columbia (Province of) 1/11/2024	5.324		9,800	9,781
British Columbia (Province of) 1/19/2024	5.340		1,450	1,446
Cabot Trail Funding, LLC. 1/2/2024[1]	5.350		4,200	4,198
Canadian Imperial Bank of Commerce 1/25/2024[1]	5.390		8,600	8,565
Chariot Funding, LLC 1/2/2024[1]	5.430		8,000	7,995
Chariot Funding, LLC 1/8/2024[1]	5.390		4,000	3,994
CHARTA, LLC 1/16/2024[1]	5.500		9,000	8,976
Cisco Systems, Inc. 1/8/2024[1]	5.320		12,600	12,582
Coca-Cola Co. 1/11/2024[1]	5.300		10,100	10,081
DBS Bank, Ltd. 1/17/2024[1]	5.444		12,350	12,315
Eli Lilly and Co. 1/16/2024[1]	5.370		5,000	4,987
Eli Lilly and Co. 1/23/2024[1]	5.350		3,000	2,989
Eli Lilly and Co. 2/6/2024[1]	5.370		5,000	4,971
Estée Lauder Companies, Inc. 1/22/2024[1]	5.390		8,800	8,769
Export Development Canada 2/12/2024	5.419		12,000	11,920
FMS Wertmanagement 1/22/2024[1]	5.320		8,300	8,271
Honeywell International, Inc. 1/11/2024[1]	5.300		11,300	11,278
Linde, Inc. 1/5/2024	5.310		5,200	5,195
Microsoft Corp. 1/10/2024[1]	5.370		10,000	9,982
Microsoft Corp. 1/29/2024[1]	5.330		4,000	3,982
National Bank of Canada 1/30/2024[1]	5.520		5,100	5,076
Nestlé Finance International, Ltd. 1/18/2024[1]	5.300		4,000	3,988
Novartis Finance Corp. 1/8/2024[1]	5.310		12,000	11,982
Oesterreich Kontrollbank 1/22/2024	5.400		12,000	11,957
Ontario (Province of) 2/1/2024	5.350		2,400	2,388
Ontario (Province of) 1/30/2024	5.340		10,000	9,953
Oversea-Chinese Banking Corp., Ltd. 1/24/2024[1]	5.484		10,000	9,961
Paccar Financial Corp. 1/4/2024	5.400		12,000	11,989
Paccar Financial Corp. 1/18/2024	5.390		2,000	1,994
Pfizer, Inc. 2/27/2024[1]	5.370		8,300	8,226
Pfizer, Inc. 3/5/2024[1]	5.360		2,000	1,980
Procter & Gamble Co. 1/2/2024[1]	5.350		11,300	11,293
Prudential Funding, LLC 1/22/2024	5.340		4,000	3,986
Starbird Funding Corp. 2/13/2024[1]	5.540		12,000	11,917
The Netherlands (State of) 1/24/2024[1]	5.400		12,000	11,954
Wal-Mart Stores, Inc. 1/8/2024[1]	5.031		10,000	9,985
				290,826

U.S. Treasury bills 17.33%
U.S. Treasury 1/2/2024	5.290		20,000	20,000
U.S. Treasury 2/27/2024	4.925		25,000	24,795
U.S. Treasury 3/5/2024	5.114		20,000	19,818
				64,613

266	American Funds Insurance Series

Ultra-Short Bond Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Federal agency bills & notes 8.18%
Federal Farm Credit Banks 1/26/2024	5.280%	USD	6,400	$6,377
Federal Home Loan Bank 1/5/2024	5.352		5,500	5,497
Federal Home Loan Bank 1/19/2024	5.282		10,000	9,974
Federal Home Loan Bank 2/16/2024	5.203		5,000	4,966
Federal Home Loan Bank 2/21/2024	5.261		3,700	3,672
				30,486

Total short-term securities (cost: $386,032,000)				385,925
Total investment securities 103.53% (cost: $386,032,000)				385,925
Other assets less liabilities (3.53)%				(13,171)

Net assets 100.00%				$372,754

[1]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $220,218,000, which represented 59.08% of the net assets of the fund.

Key to abbreviation(s)

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	267

U.S. Government Securities Fund

Investment portfolio December 31, 2023

Bonds, notes & other debt instruments 95.68%	Principal amount (000)			Value (000)
Mortgage-backed obligations 64.26%
Federal agency mortgage-backed obligations 64.26%
Fannie Mae Pool #406607 6.50% 8/1/2024[1]	USD	1		$1
Fannie Mae Pool #735070 6.50% 10/1/2024[1]		—	[2]	—	[2]
Fannie Mae Pool #745316 6.50% 2/1/2026[1]		26		27
Fannie Mae Pool #AL9870 6.50% 2/1/2028[1]		28		29
Fannie Mae Pool #257431 6.50% 10/1/2028[1]		1		1
Fannie Mae Pool #695412 5.00% 6/1/2033[1]		—	[2]	—	[2]
Fannie Mae Pool #AD3566 5.00% 10/1/2035[1]		3		3
Fannie Mae Pool #MA2588 4.00% 4/1/2036[1]		571		559
Fannie Mae Pool #MA2746 4.00% 9/1/2036[1]		1,240		1,213
Fannie Mae Pool #940890 6.50% 6/1/2037[1]		—	[2]	—	[2]
Fannie Mae Pool #256828 7.00% 7/1/2037[1]		3		3
Fannie Mae Pool #256860 6.50% 8/1/2037[1]		10		11
Fannie Mae Pool #888698 7.00% 10/1/2037[1]		12		13
Fannie Mae Pool #970343 6.00% 2/1/2038[1]		13		13
Fannie Mae Pool #931768 5.00% 8/1/2039[1]		5		5
Fannie Mae Pool #AC0794 5.00% 10/1/2039[1]		19		19
Fannie Mae Pool #932606 5.00% 2/1/2040[1]		8		8
Fannie Mae Pool #MA4204 2.00% 12/1/2040[1]		5,253		4,525
Fannie Mae Pool #FM7365 2.00% 5/1/2041[1]		31,097		26,672
Fannie Mae Pool #AI1862 5.00% 5/1/2041[1]		318		323
Fannie Mae Pool #AI3510 5.00% 6/1/2041[1]		174		177
Fannie Mae Pool #AE1248 5.00% 6/1/2041[1]		32		32
Fannie Mae Pool #AJ0704 5.00% 9/1/2041[1]		146		148
Fannie Mae Pool #AJ1873 4.00% 10/1/2041[1]		24		23
Fannie Mae Pool #AJ5391 5.00% 11/1/2041[1]		100		101
Fannie Mae Pool #AE1277 5.00% 11/1/2041[1]		14		14
Fannie Mae Pool #MA4501 2.00% 12/1/2041[1]		2,731		2,336
Fannie Mae Pool #AE1283 5.00% 12/1/2041[1]		9		9
Fannie Mae Pool #MA4540 2.00% 2/1/2042[1]		1,260		1,077
Fannie Mae Pool #AE1290 5.00% 2/1/2042[1]		17		17
Fannie Mae Pool #MA4570 2.00% 3/1/2042[1]		819		699
Fannie Mae Pool #AT0300 3.50% 3/1/2043[1]		5		4
Fannie Mae Pool #AT3954 3.50% 4/1/2043[1]		8		7
Fannie Mae Pool #AT7161 3.50% 6/1/2043[1]		35		33
Fannie Mae Pool #AY1829 3.50% 12/1/2044[1]		7		7
Fannie Mae Pool #BE5017 3.50% 2/1/2045[1]		59		55
Fannie Mae Pool #FM9416 3.50% 7/1/2045[1]		4,071		3,801
Fannie Mae Pool #BE8740 3.50% 5/1/2047[1]		49		46
Fannie Mae Pool #BE8742 3.50% 5/1/2047[1]		16		15
Fannie Mae Pool #BH2846 3.50% 5/1/2047[1]		8		7
Fannie Mae Pool #BH2848 3.50% 5/1/2047[1]		6		6
Fannie Mae Pool #BH2847 3.50% 5/1/2047[1]		3		3
Fannie Mae Pool #BH3122 4.00% 6/1/2047[1]		5		5
Fannie Mae Pool #BJ5015 4.00% 12/1/2047[1]		126		122
Fannie Mae Pool #BM3788 3.50% 3/1/2048[1]		2,923		2,742
Fannie Mae Pool #BJ4901 3.50% 3/1/2048[1]		37		35
Fannie Mae Pool #BK5232 4.00% 5/1/2048[1]		71		69
Fannie Mae Pool #BK6840 4.00% 6/1/2048[1]		96		93
Fannie Mae Pool #BK9743 4.00% 8/1/2048[1]		31		30
Fannie Mae Pool #BK9761 4.50% 8/1/2048[1]		15		15
Fannie Mae Pool #FM3280 3.50% 5/1/2049[1]		1,057		983
Fannie Mae Pool #FM1062 3.50% 6/1/2049[1]		401		376
Fannie Mae Pool #BJ8411 3.50% 8/1/2049[1]		100		94
Fannie Mae Pool #CA4151 3.50% 9/1/2049[1]		520		489
Fannie Mae Pool #FM1443 3.50% 9/1/2049[1]		297		277
Fannie Mae Pool #FM2179 3.00% 1/1/2050[1]		3,292		2,966
Fannie Mae Pool #CA6349 3.00% 7/1/2050[1]		391		349
Fannie Mae Pool #CA6593 2.50% 8/1/2050[1]		848		734
Fannie Mae Pool #CA6740 3.00% 8/1/2050[1]		223		199
Fannie Mae Pool #CA7052 3.00% 9/1/2050[1]		30		27
Fannie Mae Pool #BQ3005 2.50% 10/1/2050[1]		534		456

268	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #CA7257 2.50% 10/1/2050[1]	USD	177	$154
Fannie Mae Pool #CA7381 3.00% 10/1/2050[1]		339	303
Fannie Mae Pool #CA7739 2.50% 11/1/2050[1]		1,780	1,534
Fannie Mae Pool #MA4208 2.00% 12/1/2050[1]		214	176
Fannie Mae Pool #FM5166 3.00% 12/1/2050[1]		230	205
Fannie Mae Pool #MA4237 2.00% 1/1/2051[1]		75	62
Fannie Mae Pool #FM6548 2.00% 3/1/2051[1]		1,015	847
Fannie Mae Pool #CB0290 2.00% 4/1/2051[1]		876	720
Fannie Mae Pool #MA4305 2.00% 4/1/2051[1]		10	8
Fannie Mae Pool #BR1035 2.00% 5/1/2051[1]		6	5
Fannie Mae Pool #FM7687 3.00% 6/1/2051[1]		5,141	4,617
Fannie Mae Pool #BR2095 2.50% 7/1/2051[1]		1,524	1,303
Fannie Mae Pool #FM7900 2.50% 7/1/2051[1]		181	156
Fannie Mae Pool #CB1527 2.50% 9/1/2051[1]		655	561
Fannie Mae Pool #FS0965 2.00% 11/1/2051[1]		47	39
Fannie Mae Pool #FM9810 3.00% 11/1/2051[1]		336	300
Fannie Mae Pool #CB2286 2.50% 12/1/2051[1]		1,180	1,014
Fannie Mae Pool #FM9976 3.00% 12/1/2051[1]		769	694
Fannie Mae Pool #CB2544 3.00% 1/1/2052[1]		2,212	1,975
Fannie Mae Pool #FS0454 3.00% 1/1/2052[1]		343	306
Fannie Mae Pool #BV3076 2.00% 2/1/2052[1]		717	587
Fannie Mae Pool #FS0523 2.50% 2/1/2052[1]		188	162
Fannie Mae Pool #FS0647 3.00% 2/1/2052[1]		3,539	3,194
Fannie Mae Pool #CB3774 4.00% 6/1/2052[1]		3,034	2,871
Fannie Mae Pool #FS2159 5.00% 6/1/2052[1]		60	59
Fannie Mae Pool #BV2558 5.00% 6/1/2052[1]		52	51
Fannie Mae Pool #FS3539 3.50% 7/1/2052[1]		1,914	1,757
Fannie Mae Pool #BW7327 4.50% 8/1/2052[1]		2,992	2,902
Fannie Mae Pool #FS2489 5.00% 8/1/2052[1]		56	55
Fannie Mae Pool #BW1192 4.50% 9/1/2052[1]		736	714
Fannie Mae Pool #FS4611 5.00% 9/1/2052[1]		9,574	9,488
Fannie Mae Pool #BW9458 4.50% 10/1/2052[1]		984	955
Fannie Mae Pool #BX0097 4.50% 10/1/2052[1]		920	894
Fannie Mae Pool #FS5994 5.00% 10/1/2052[1]		9,369	9,284
Fannie Mae Pool #BX1004 5.00% 10/1/2052[1]		5,201	5,153
Fannie Mae Pool #BW1289 5.50% 10/1/2052[1]		713	718
Fannie Mae Pool #BW1243 5.50% 10/1/2052[1]		634	639
Fannie Mae Pool #CB4917 5.50% 10/1/2052[1]		100	101
Fannie Mae Pool #MA4820 6.50% 10/1/2052[1]		241	247
Fannie Mae Pool #MA4840 4.50% 12/1/2052[1]		2,847	2,762
Fannie Mae Pool #BX6121 6.00% 1/1/2053[1]		2,544	2,586
Fannie Mae Pool #MA4919 5.50% 2/1/2053[1]		404	406
Fannie Mae Pool #FS3759 6.00% 2/1/2053[1]		887	920
Fannie Mae Pool #BX6803 6.00% 3/1/2053[1]		997	1,013
Fannie Mae Pool #CB5919 6.00% 3/1/2053[1]		968	984
Fannie Mae Pool #MA4979 5.50% 4/1/2053[1]		3,057	3,075
Fannie Mae Pool #CB6106 6.50% 4/1/2053[1]		458	475
Fannie Mae Pool #MA5010 5.50% 5/1/2053[1]		531	534
Fannie Mae Pool #MA5011 6.00% 5/1/2053[1]		2,214	2,248
Fannie Mae Pool #MA5039 5.50% 6/1/2053[1]		4,434	4,454
Fannie Mae Pool #FS5192 5.50% 6/1/2053[1]		3,278	3,299
Fannie Mae Pool #CB6485 6.00% 6/1/2053[1]		3,424	3,479
Fannie Mae Pool #FS4933 6.00% 6/1/2053[1]		2,331	2,371
Fannie Mae Pool #CB6486 6.00% 6/1/2053[1]		2,130	2,168
Fannie Mae Pool #MA5040 6.00% 6/1/2053[1]		1,783	1,811
Fannie Mae Pool #CB6465 6.00% 6/1/2053[1]		1,528	1,555
Fannie Mae Pool #MA5070 4.50% 7/1/2053[1]		3,121	3,027
Fannie Mae Pool #CB6719 4.50% 7/1/2053[1]		395	384
Fannie Mae Pool #MA5072 5.50% 7/1/2053[1]		13,941	14,006
Fannie Mae Pool #MA5073 6.00% 7/1/2053[1]		2,043	2,075
Fannie Mae Pool #CB6853 4.50% 8/1/2053[1]		492	477

American Funds Insurance Series	269

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)			Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #MA5139 6.00% 9/1/2053[1]	USD	73,874		$75,026
Fannie Mae Pool #FS5749 6.50% 9/1/2053[1]		8,508		8,722
Fannie Mae Pool #MA5165 5.50% 10/1/2053[1]		24,975		25,084
Fannie Mae Pool #MA5191 6.00% 11/1/2053[1]		16,841		17,104
Fannie Mae Pool #MA5192 6.50% 11/1/2053[1]		24,222		24,830
Fannie Mae Pool #MA5249 7.00% 1/1/2054[1]		1,535		1,584
Fannie Mae Pool #BF0497 3.00% 7/1/2060[1]		1,316		1,130
Fannie Mae Pool #BF0585 4.50% 12/1/2061[1]		422		410
Fannie Mae, Series 2001-4, Class GA, 9.00% 4/17/2025[1,3]		—	[2]	—	[2]
Fannie Mae, Series 2001-4, Class NA, 9.00% 10/25/2025[1,3]		—	[2]	—	[2]
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 1/25/2024[1,3]		62		61
Freddie Mac Pool #ZS8907 6.50% 10/1/2026[1]		1		1
Freddie Mac Pool #ZA2024 6.50% 9/1/2027[1]		1		1
Freddie Mac Pool #1H1354 6.328% 11/1/2036[1,3]		41		42
Freddie Mac Pool #C03518 5.00% 9/1/2040[1]		253		257
Freddie Mac Pool #G06459 5.00% 5/1/2041[1]		568		578
Freddie Mac Pool #RB5138 2.00% 12/1/2041[1]		731		625
Freddie Mac Pool #RB5145 2.00% 2/1/2042[1]		715		610
Freddie Mac Pool #RB5148 2.00% 3/1/2042[1]		1,690		1,443
Freddie Mac Pool #RB5154 2.50% 4/1/2042[1]		10,298		9,161
Freddie Mac Pool #Q15874 4.00% 2/1/2043[1]		3		3
Freddie Mac Pool #Q17696 3.50% 4/1/2043[1]		25		23
Freddie Mac Pool #Q19133 3.50% 6/1/2043[1]		28		27
Freddie Mac Pool #Q23190 4.00% 11/1/2043[1]		139		135
Freddie Mac Pool #Q28558 3.50% 9/1/2044[1]		180		169
Freddie Mac Pool #760014 2.71% 8/1/2045[1,3]		243		235
Freddie Mac Pool #Q47615 3.50% 4/1/2047[1]		45		42
Freddie Mac Pool #Q52069 3.50% 11/1/2047[1]		68		64
Freddie Mac Pool #SD0470 4.00% 11/1/2047[1]		6,600		6,345
Freddie Mac Pool #Q54701 3.50% 3/1/2048[1]		48		45
Freddie Mac Pool #Q54709 3.50% 3/1/2048[1]		48		45
Freddie Mac Pool #Q54700 3.50% 3/1/2048[1]		36		34
Freddie Mac Pool #Q54781 3.50% 3/1/2048[1]		34		32
Freddie Mac Pool #Q54782 3.50% 3/1/2048[1]		27		25
Freddie Mac Pool #Q54699 3.50% 3/1/2048[1]		20		19
Freddie Mac Pool #Q54831 3.50% 3/1/2048[1]		14		13
Freddie Mac Pool #Q54698 3.50% 3/1/2048[1]		14		13
Freddie Mac Pool #G67711 4.00% 3/1/2048[1]		1,265		1,223
Freddie Mac Pool #Q55971 4.00% 5/1/2048[1]		66		64
Freddie Mac Pool #Q56175 4.00% 5/1/2048[1]		60		58
Freddie Mac Pool #Q56590 3.50% 6/1/2048[1]		25		23
Freddie Mac Pool #Q56589 3.50% 6/1/2048[1]		16		15
Freddie Mac Pool #Q56599 4.00% 6/1/2048[1]		96		93
Freddie Mac Pool #ZT2265 4.00% 8/1/2048[1]		6,317		6,062
Freddie Mac Pool #Q58411 4.50% 9/1/2048[1]		183		181
Freddie Mac Pool #Q58436 4.50% 9/1/2048[1]		101		99
Freddie Mac Pool #Q58378 4.50% 9/1/2048[1]		68		67
Freddie Mac Pool #ZT0522 4.50% 9/1/2048[1]		19		19
Freddie Mac Pool #QA0284 3.50% 6/1/2049[1]		164		154
Freddie Mac Pool #QA2748 3.50% 9/1/2049[1]		47		44
Freddie Mac Pool #RA1463 3.50% 10/1/2049[1]		357		335
Freddie Mac Pool #RA1580 3.50% 10/1/2049[1]		184		173
Freddie Mac Pool #RA3384 3.00% 8/1/2050[1]		32		29
Freddie Mac Pool #RA3506 3.00% 9/1/2050[1]		393		351
Freddie Mac Pool #SD8106 2.00% 11/1/2050[1]		2,106		1,733
Freddie Mac Pool #RA3987 2.50% 11/1/2050[1]		2,042		1,749
Freddie Mac Pool #SD8128 2.00% 2/1/2051[1]		35		29
Freddie Mac Pool #SD8134 2.00% 3/1/2051[1]		58		48
Freddie Mac Pool #RA5288 2.00% 5/1/2051[1]		2,237		1,837
Freddie Mac Pool #RA5267 3.00% 5/1/2051[1]		276		246
Freddie Mac Pool #SD7544 3.00% 7/1/2051[1]		154		138

270	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #QC7626 3.00% 9/1/2051[1]	USD	2,078	$1,855
Freddie Mac Pool #RA5901 3.00% 9/1/2051[1]		227	203
Freddie Mac Pool #SD0726 2.50% 10/1/2051[1]		9,473	8,173
Freddie Mac Pool #RA6406 2.00% 11/1/2051[1]		463	379
Freddie Mac Pool #SD1385 2.50% 11/1/2051[1]		490	422
Freddie Mac Pool #RA6347 3.00% 11/1/2051[1]		311	277
Freddie Mac Pool #SD7552 2.50% 1/1/2052[1]		308	265
Freddie Mac Pool #SD0813 3.00% 1/1/2052[1]		145	130
Freddie Mac Pool #SD7550 3.00% 2/1/2052[1]		3,117	2,808
Freddie Mac Pool #SD0873 3.50% 2/1/2052[1]		12,612	11,758
Freddie Mac Pool #QD7089 3.50% 2/1/2052[1]		185	171
Freddie Mac Pool #8D0226 2.546% 5/1/2052[1,3]		472	421
Freddie Mac Pool #SD8214 3.50% 5/1/2052[1]		8,218	7,543
Freddie Mac Pool #QE8579 4.50% 8/1/2052[1]		198	192
Freddie Mac Pool #QE8282 5.00% 8/1/2052[1]		806	799
Freddie Mac Pool #QE7647 5.00% 8/1/2052[1]		54	53
Freddie Mac Pool #SD1496 5.00% 8/1/2052[1]		49	49
Freddie Mac Pool #QF0212 4.50% 9/1/2052[1]		906	879
Freddie Mac Pool #QE9497 4.50% 9/1/2052[1]		226	219
Freddie Mac Pool #SD1608 4.50% 9/1/2052[1]		134	130
Freddie Mac Pool #RA7938 5.00% 9/1/2052[1]		11,114	11,025
Freddie Mac Pool #SD3782 4.50% 10/1/2052[1]		3,566	3,459
Freddie Mac Pool #SD8257 4.50% 10/1/2052[1]		3,453	3,349
Freddie Mac Pool #SD2465 4.50% 10/1/2052[1]		90	87
Freddie Mac Pool #SD1895 4.50% 11/1/2052[1]		1,174	1,161
Freddie Mac Pool #QF2560 4.50% 11/1/2052[1]		983	954
Freddie Mac Pool #SD2948 5.50% 11/1/2052[1]		2,193	2,207
Freddie Mac Pool #SD8281 6.50% 12/1/2052[1]		5,255	5,398
Freddie Mac Pool #SD8316 5.50% 4/1/2053[1]		996	1,001
Freddie Mac Pool #QG1653 6.00% 4/1/2053[1]		966	982
Freddie Mac Pool #QG0259 6.00% 4/1/2053[1]		479	486
Freddie Mac Pool #RA8647 4.50% 5/1/2053[1]		91	89
Freddie Mac Pool #SD8324 5.50% 5/1/2053[1]		1,084	1,089
Freddie Mac Pool #SD3369 5.50% 5/1/2053[1]		628	632
Freddie Mac Pool #SD8325 6.00% 5/1/2053[1]		8,647	8,785
Freddie Mac Pool #QG3763 6.00% 5/1/2053[1]		2,003	2,035
Freddie Mac Pool #SD2979 6.50% 5/1/2053[1]		307	318
Freddie Mac Pool #SD8331 5.50% 6/1/2053[1]		2,875	2,888
Freddie Mac Pool #SD8332 6.00% 6/1/2053[1]		17,450	17,725
Freddie Mac Pool #SD3175 6.00% 6/1/2053[1]		4,431	4,503
Freddie Mac Pool #SD3083 6.00% 6/1/2053[1]		2,216	2,253
Freddie Mac Pool #QG5227 6.00% 6/1/2053[1]		946	961
Freddie Mac Pool #RA9279 6.00% 6/1/2053[1]		482	491
Freddie Mac Pool #RA9283 6.00% 6/1/2053[1]		452	461
Freddie Mac Pool #RA9281 6.00% 6/1/2053[1]		297	301
Freddie Mac Pool #RA9284 6.00% 6/1/2053[1]		208	216
Freddie Mac Pool #RA9294 6.50% 6/1/2053[1]		2,606	2,680
Freddie Mac Pool #RA9292 6.50% 6/1/2053[1]		2,251	2,314
Freddie Mac Pool #RA9289 6.50% 6/1/2053[1]		2,114	2,190
Freddie Mac Pool #RA9288 6.50% 6/1/2053[1]		2,059	2,140
Freddie Mac Pool #RA9287 6.50% 6/1/2053[1]		1,426	1,486
Freddie Mac Pool #RA9290 6.50% 6/1/2053[1]		1,085	1,120
Freddie Mac Pool #RA9291 6.50% 6/1/2053[1]		795	815
Freddie Mac Pool #RA9295 6.50% 6/1/2053[1]		586	613
Freddie Mac Pool #SD8342 5.50% 7/1/2053[1]		25,511	25,620
Freddie Mac Pool #SD8343 6.00% 7/1/2053[1]		28,170	28,609
Freddie Mac Pool #SD8350 6.00% 8/1/2053[1]		24,225	24,603
Freddie Mac Pool #SD8362 5.50% 9/1/2053[1]		818	822
Freddie Mac Pool #SD3857 6.00% 9/1/2053[1]		44,159	44,867
Freddie Mac Pool #RA9857 6.00% 9/1/2053[1]		2,444	2,484
Freddie Mac Pool #SD3825 6.50% 9/1/2053[1]		116	119

American Funds Insurance Series	271

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #SD8366 5.00% 10/1/2053[1]	USD	15,824	$15,658
Freddie Mac Pool #SD8367 5.50% 10/1/2053[1]		1,029	1,033
Freddie Mac Pool #SD4053 6.00% 10/1/2053[1]		5,760	5,852
Freddie Mac Pool #SD8369 6.50% 10/1/2053[1]		15,824	16,223
Freddie Mac Pool #SD8370 4.50% 11/1/2053[1]		766	743
Freddie Mac Pool #SD8372 5.50% 11/1/2053[1]		3,606	3,622
Freddie Mac Pool #SD8381 4.50% 12/1/2053[1]		850	825
Freddie Mac Pool #SD8393 4.50% 1/1/2054[1]		180	175
Freddie Mac Pool #SD8395 5.50% 1/1/2054[1]		2,251	2,261
Freddie Mac, Series K040, Class A2, Multi Family, 3.241% 9/25/2024[1]		1,363	1,343
Freddie Mac, Series K751, Class A2, Multi Family, 4.412% 3/25/2030[1]		3,875	3,877
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 1/25/2056[1,3]		4,135	3,781
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 7/25/2056[1]		780	668
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 7/25/2056[1]		317	266
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 8/25/2056[1]		4,164	3,830
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 8/25/2056[1,3]		3,772	3,451
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 5/25/2057[1]		856	728
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 6/25/2057[1,3]		1,220	1,075
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 8/25/2057[1]		442	417
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 11/25/2057[1]		3,861	3,449
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA, 3.50% 11/26/2057[1]		216	205
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 7/25/2058[1]		702	626
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 7/25/2058[1]		504	477
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 8/25/2058[1]		1,895	1,787
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 8/26/2058[1]		680	606
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 10/25/2058[1]		366	327
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2/25/2059[1]		1,629	1,491
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 6/25/2028[1]		3,815	3,667
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 11/25/2028[1]		16,486	15,722
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 11/25/2029[1]		4,271	3,938
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A1D, 2.00% 7/25/2030[1]		1,199	1,066
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A2D, 2.00% 7/25/2030[1]		435	358
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2022-1, Class A1, 3.50% 5/25/2032[1]		4,176	3,950
Government National Mortgage Assn. 3.00% 1/1/2054[1,4]		435	394
Government National Mortgage Assn. 4.00% 1/1/2054[1,4]		9,190	8,775
Government National Mortgage Assn. 5.50% 1/1/2054[1,4]		1,905	1,919
Government National Mortgage Assn. 6.00% 1/1/2054[1,4]		20	20
Government National Mortgage Assn. Pool #782365 6.00% 7/15/2038[1]		72	75
Government National Mortgage Assn. Pool #700778 5.50% 10/15/2038[1]		17	17

272	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #004269 6.50% 10/20/2038[1]	USD	145	$155
Government National Mortgage Assn. Pool #698668 5.50% 11/15/2038[1]		27	28
Government National Mortgage Assn. Pool #698406 5.00% 7/15/2039[1]		172	174
Government National Mortgage Assn. Pool #783690 6.00% 9/20/2039[1]		74	78
Government National Mortgage Assn. Pool #783689 5.50% 2/20/2040[1]		2,191	2,261
Government National Mortgage Assn. Pool #783688 5.00% 6/20/2041[1]		758	780
Government National Mortgage Assn. Pool #783687 4.50% 12/20/2041[1]		514	509
Government National Mortgage Assn. Pool #MA0533 3.00% 11/20/2042[1]		17	16
Government National Mortgage Assn. Pool #MA6994 2.00% 11/20/2050[1]		868	736
Government National Mortgage Assn. Pool #MA7051 2.00% 12/20/2050[1]		763	646
Government National Mortgage Assn. Pool #785575 2.50% 8/20/2051[1]		5,178	4,454
Government National Mortgage Assn. Pool #MA7534 2.50% 8/20/2051[1]		2,241	1,961
Government National Mortgage Assn. Pool #785659 2.50% 10/20/2051[1]		732	628
Government National Mortgage Assn. Pool #786706 2.50% 12/20/2051[1]		3,980	3,499
Government National Mortgage Assn. Pool #MA7827 2.50% 1/20/2052[1]		93	82
Government National Mortgage Assn. Pool #786502 2.50% 2/20/2052[1]		3,370	2,937
Government National Mortgage Assn. Pool #786647 2.50% 3/20/2052[1]		1,826	1,593
Government National Mortgage Assn. Pool #786701 2.50% 3/20/2052[1]		1,175	1,024
Government National Mortgage Assn. Pool #785998 2.50% 3/20/2052[1]		803	690
Government National Mortgage Assn. Pool #MA7987 2.50% 4/20/2052[1]		1,000	875
Government National Mortgage Assn. Pool #MA8266 3.50% 9/20/2052[1]		3,000	2,793
Government National Mortgage Assn. Pool #MA8947 5.00% 6/20/2053[1]		60	60
Government National Mortgage Assn. Pool #MA9015 4.50% 7/20/2053[1]		6,682	6,520
Government National Mortgage Assn. Pool #MA9104 4.50% 8/20/2053[1]		2,999	2,927
Government National Mortgage Assn. Pool #MA9169 4.50% 9/20/2053[1]		1,247	1,216
Government National Mortgage Assn., Series 2021-2, Class AH, 1.50% 6/16/2063[1]		437	334
Uniform Mortgage-Backed Security 2.00% 1/1/2039[1,4]		668	599
Uniform Mortgage-Backed Security 2.50% 1/1/2039[1,4]		1,253	1,155
Uniform Mortgage-Backed Security 5.00% 1/1/2039[1,4]		780	785
Uniform Mortgage-Backed Security 2.00% 2/1/2039[1,4]		448	399
Uniform Mortgage-Backed Security 2.50% 2/1/2039[1,4]		1,022	942
Uniform Mortgage-Backed Security 4.00% 2/1/2039[1,4]		920	903
Uniform Mortgage-Backed Security 2.00% 1/1/2054[1,4]		3,607	2,949
Uniform Mortgage-Backed Security 2.50% 1/1/2054[1,4]		7,886	6,710
Uniform Mortgage-Backed Security 3.00% 1/1/2054[1,4]		4,728	4,183
Uniform Mortgage-Backed Security 3.50% 1/1/2054[1,4]		42,426	38,926
Uniform Mortgage-Backed Security 4.00% 1/1/2054[1,4]		19,928	18,850
Uniform Mortgage-Backed Security 4.50% 1/1/2054[1,4]		18,542	17,975
Uniform Mortgage-Backed Security 5.00% 1/1/2054[1,4]		11,694	11,570
Uniform Mortgage-Backed Security 5.50% 1/1/2054[1,4]		944	948
Uniform Mortgage-Backed Security 6.00% 1/1/2054[1,4]		145	147
Uniform Mortgage-Backed Security 6.50% 1/1/2054[1,4]		3,996	4,095
Uniform Mortgage-Backed Security 7.00% 1/1/2054[1,4]		19,822	20,448
Uniform Mortgage-Backed Security 4.50% 2/1/2054[1,4]		2,400	2,328
Uniform Mortgage-Backed Security 5.00% 2/1/2054[1,4]		13,550	13,412
Uniform Mortgage-Backed Security 5.50% 2/1/2054[1,4]		1,250	1,256
Uniform Mortgage-Backed Security 6.50% 2/1/2054[1,4]		77,359	79,272

Total mortgage-backed obligations			979,319

U.S. Treasury bonds & notes 26.35%
U.S. Treasury 24.27%
U.S. Treasury 1.75% 7/31/2024		12,875	12,632
U.S. Treasury 3.00% 7/31/2024		1,470	1,453
U.S. Treasury 4.125% 1/31/2025		2,906	2,888
U.S. Treasury 2.00% 2/15/2025		890	864
U.S. Treasury 4.625% 2/28/2025		30,265	30,251
U.S. Treasury 3.875% 3/31/2025		4,970	4,927
U.S. Treasury 3.875% 4/30/2025		4,615	4,574
U.S. Treasury 2.75% 5/15/2025		7,459	7,283
U.S. Treasury 4.625% 6/30/2025		2,150	2,155
U.S. Treasury 3.125% 8/15/2025		390	382

American Funds Insurance Series	273

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 3.50% 9/15/2025	USD	28,000	$27,597
U.S. Treasury 3.00% 9/30/2025		2,235	2,184
U.S. Treasury 4.625% 3/15/2026		11,050	11,149
U.S. Treasury 4.50% 7/15/2026		10,366	10,465
U.S. Treasury 4.625% 9/15/2026		10,209	10,352
U.S. Treasury 4.375% 12/15/2026		8,511	8,596
U.S. Treasury 1.25% 12/31/2026		8,665	8,003
U.S. Treasury 0.50% 4/30/2027		3,700	3,305
U.S. Treasury 3.625% 5/31/2028		20,650	20,438
U.S. Treasury 4.00% 6/30/2028		6,907	6,941
U.S. Treasury 1.00% 7/31/2028		970	853
U.S. Treasury 4.125% 7/31/2028		17,685	17,870
U.S. Treasury 4.375% 11/30/2028		16,020	16,397
U.S. Treasury 2.625% 7/31/2029		9,309	8,723
U.S. Treasury 3.75% 6/30/2030		32,030	31,760
U.S. Treasury 4.125% 8/31/2030		670	679
U.S. Treasury 4.625% 9/30/2030		1,290	1,345
U.S. Treasury 2.75% 8/15/2032		8,095	7,418
U.S. Treasury 3.50% 2/15/2033		14,341	13,915
U.S. Treasury 3.875% 8/15/2033		14,670	14,661
U.S. Treasury 4.50% 8/15/2039[5]		13,655	14,466
U.S. Treasury 4.625% 2/15/2040		90	96
U.S. Treasury 1.125% 5/15/2040		3,350	2,165
U.S. Treasury 3.875% 5/15/2043		820	784
U.S. Treasury 2.50% 2/15/2045		4,850	3,680
U.S. Treasury 2.50% 2/15/2046		3,900	2,932
U.S. Treasury 2.50% 5/15/2046		1,585	1,189
U.S. Treasury 2.875% 11/15/2046		2,700	2,167
U.S. Treasury 3.00% 2/15/2049		300	245
U.S. Treasury 1.25% 5/15/2050[5]		18,640	10,082
U.S. Treasury 1.375% 8/15/2050		4,330	2,420
U.S. Treasury 1.625% 11/15/2050[5]		26,165	15,635
U.S. Treasury 1.875% 2/15/2051		5,892	3,749
U.S. Treasury 2.375% 5/15/2051		6,280	4,496
U.S. Treasury 2.00% 8/15/2051		5,226	3,423
U.S. Treasury 1.875% 11/15/2051		3,164	2,006
U.S. Treasury 3.00% 8/15/2052		895	734
U.S. Treasury 4.00% 11/15/2052		1,199	1,186
U.S. Treasury 4.75% 11/15/2053		7,450	8,378
			369,893

U.S. Treasury inflation-protected securities 2.08%
U.S. Treasury Inflation-Protected Security 0.50% 4/15/2024[6]		3,528	3,485
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2025[6]		2,221	2,143
U.S. Treasury Inflation-Protected Security 0.375% 7/15/2025[6]		2,300	2,230
U.S. Treasury Inflation-Protected Security 0.125% 10/15/2026[6]		10,802	10,261
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2027[6]		2,797	2,629
U.S. Treasury Inflation-Protected Security 0.125% 7/15/2031[6]		1,033	920
U.S. Treasury Inflation-Protected Security 0.125% 1/15/2032[6]		3,212	2,825
U.S. Treasury Inflation-Protected Security 2.125% 2/15/2041[6]		133	138
U.S. Treasury Inflation-Protected Security 0.75% 2/15/2042[5,6]		1,423	1,158
U.S. Treasury Inflation-Protected Security 0.625% 2/15/2043[6]		1,659	1,301
U.S. Treasury Inflation-Protected Security 1.00% 2/15/2049[6]		306	247
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2050[6]		348	228
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2051[6]		5,046	3,144
U.S. Treasury Inflation-Protected Security 0.125% 2/15/2052[6]		1,507	930
			31,639

Total U.S. Treasury bonds & notes			401,532

274	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Federal agency bonds & notes 5.07%
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012, LLC 2.646% 5/12/2026	USD	223	$216
Fannie Mae 7.125% 1/15/2030		2,000	2,326
Federal Home Loan Bank 3.25% 11/16/2028		6,500	6,335
Federal Home Loan Bank 5.50% 7/15/2036		300	337
Private Export Funding Corp. 3.55% 1/15/2024		3,190	3,187
Private Export Funding Corp. 1.40% 7/15/2028		3,000	2,677
Tennessee Valley Authority 0.75% 5/15/2025		3,700	3,514
Tennessee Valley Authority 2.875% 2/1/2027		5,000	4,820
Tennessee Valley Authority 4.65% 6/15/2035		1,780	1,816
Tennessee Valley Authority 5.88% 4/1/2036		875	1,000
Tennessee Valley Authority, Series A, 4.625% 9/15/2060		250	246
Tennessee Valley Authority, Southaven Combined Cycle Generation, LLC, 3.846% 8/15/2033		796	742
U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 6/30/2025		14,779	14,373
U.S. Agency for International Development, Morocco (Kingdom of) 7.55% 7/15/2026		1,597	1,656
U.S. Department of Housing and Urban Development, Series 2015-A-10, 2.85% 8/1/2024		2,250	2,219
U.S. Department of Housing and Urban Development, Series 2015-A-11, 2.95% 8/1/2025		2,640	2,574
U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 8/1/2026		2,625	2,543
U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 8/1/2027		11,482	11,050
U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 8/1/2028		3,856	3,688
U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 8/1/2029		2,650	2,515
U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 8/1/2030		2,482	2,365
U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 8/1/2031		2,475	2,350
U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 8/1/2032		2,377	2,198
U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 8/1/2033		2,059	1,938
U.S. Department of Housing and Urban Development, Series 2015-A-20, 3.70% 8/1/2034		651	612
			77,297

Total bonds, notes & other debt instruments (cost: $1,485,170,000)			1,458,148

Short-term securities 16.21%	Weighted average yield at acquisition
Commercial paper 14.25%
Atlantic Asset Securitization, LLC 1/2/2024[7]	5.310%	7,800	7,796
Canadian Imperial Bank of Commerce 1/25/2024[7]	5.380	4,400	4,382
Chariot Funding, LLC 1/2/2024[7]	5.430	18,000	17,989
CRC Funding, LLC 1/17/2024[7]	5.510	30,000	29,915
Eli Lilly and Co. 1/10/2024[7]	5.380	6,600	6,589
Eli Lilly and Co. 1/16/2024[7]	5.360	15,000	14,960
Honeywell International, Inc. 1/11/2024[7]	5.300	10,800	10,779
Kaiser Foundation Hospitals 1/3/2024	5.450	15,000	14,989
Microsoft Corp. 1/10/2024[7]	5.370	18,000	17,968
Microsoft Corp. 1/29/2024[7]	5.330	10,000	9,955
Nestlé Finance International, Ltd. 1/18/2024[7]	5.300	2,700	2,692
Ontario (Province of) 2/1/2024	5.350	2,200	2,189
Paccar Financial Corp. 1/4/2024	5.310	3,000	2,997

American Funds Insurance Series	275

U.S. Government Securities Fund (continued)

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Commercial paper (continued)
Paccar Financial Corp. 1/5/2024	5.410%	USD	10,000	$9,990
Paccar Financial Corp. 1/18/2024	5.390		10,000	9,970
Pfizer, Inc. 2/27/2024[7]	5.370		13,900	13,776
Procter & Gamble Co. 1/22/2024[7]	5.380		15,000	14,947
Prudential Funding, LLC 1/22/2024	5.340		5,500	5,481
Thunder Bay Funding, LLC 2/6/2024[7]	5.466		20,000	19,884
				217,248

Federal agency bills & notes 1.96%
Federal Home Loan Bank 1/26/2024	5.320		15,000	14,945
Federal Home Loan Bank 2/16/2024	5.203		15,000	14,899

Total short-term securities (cost: $247,180,000)				247,092

Options purchased (equity style) 0.04%
Options purchased (equity style)*				577

Total options purchased (equity style) (cost: $321,000)				577
Total investment securities 111.93% (cost: $1,732,671,000)				1,705,817
Total options written (0.06)%†				(824)
Other assets less liabilities (11.87)%				(180,964)

Net assets 100.00%				$1,524,029

* Options purchased (equity style)

Options on futures

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2023 (000)
Call
3 Month SOFR Futures Option	261	USD	65,250	USD	96.00	6/14/2024	$576

Put
3 Month SOFR Futures Option	140	USD	35,000	USD	94.31	3/15/2024	1
3 Month SOFR Futures Option	75		18,750		94.38	3/15/2024	—	[2]
							$1
							$577

276	American Funds Insurance Series

U.S. Government Securities Fund (continued)

† Options written (equity style)

Options on futures

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2023 (000)
Call
3 Month SOFR Futures Option	261	USD	(65,250)	USD	96.00	6/14/2024	$(632)
5 Year U.S. Treasury Note Futures Option	42		(4,200)		106.50	2/23/2024	(102)
5 Year U.S. Treasury Note Futures Option	23		(2,300)		107.00	2/23/2024	(47)
10 Year U.S. Treasury Note Futures Option	15		(1,500)		113.25	1/26/2024	(11)
							$(792)
Put
3 Month SOFR Futures Option	140	USD	(35,000)	USD	94.06	3/15/2024	(1)
3 Month SOFR Futures Option	75		(18,750)		94.13	3/15/2024	— [2]
5 Year U.S. Treasury Note Futures Option	42		(4,200)		106.50	2/23/2024	(8)
5 Year U.S. Treasury Note Futures Option	23		(2,300)		107.00	2/23/2024	(6)
10 Year U.S. Treasury Note Futures Option	15		(1,500)		113.25	1/26/2024	(17)
							$(32)
							$(824)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
30 Day Federal Funds Futures	Short	592	2/1/2024	USD	(233,544)	$(171)
3 Month SOFR Futures	Short	529	3/20/2024		(125,165)	5,889
3 Month SOFR Futures	Short	256	3/19/2025		(61,613)	1,563
2 Year U.S. Treasury Note Futures	Long	4,163	4/3/2024		857,220	7,984
5 Year U.S. Treasury Note Futures	Long	2,683	4/3/2024		291,839	6,513
10 Year U.S. Treasury Note Futures	Long	1,339	3/28/2024		151,161	4,426
10 Year Ultra U.S. Treasury Note Futures	Short	431	3/28/2024		(50,865)	(1,919)
20 Year U.S. Treasury Bond Futures	Short	827	3/28/2024		(103,323)	(7,200)
30 Year Ultra U.S. Treasury Bond Futures	Long	153	3/28/2024		20,440	1,733
						$18,818

Swap contracts

Interest rate swaps

Centrally cleared interest rate swaps

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
4.8585%	Annual	U.S. EFFR	Annual	1/12/2024	USD17,898	$(5)	$—	$(5)
4.8674%	Annual	U.S. EFFR	Annual	1/12/2024	USD26,222	(7)	—	(7)
4.8615%	Annual	U.S. EFFR	Annual	1/12/2024	USD35,800	(9)	—	(9)
0.241%	Annual	U.S. EFFR	Annual	3/1/2024	USD119,400	(1,033)	—	(1,033)
U.S. EFFR	Annual	0.11%	Annual	5/18/2024	USD97,600	1,926	—	1,926

American Funds Insurance Series	277

U.S. Government Securities Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
3.497%	Annual	U.S. EFFR	Annual	6/16/2024	USD24,000	$(194)	$—	$(194)
3.4585%	Annual	U.S. EFFR	Annual	6/17/2024	USD3,698	(30)	—	(30)
3.4325%	Annual	U.S. EFFR	Annual	6/17/2024	USD17,700	(148)	—	(148)
U.S. EFFR	Annual	0.126%	Annual	6/25/2025	USD20,100	1,211	—	1,211
U.S. EFFR	Annual	0.1275%	Annual	6/25/2025	USD20,100	1,210	—	1,210
U.S. EFFR	Annual	0.106%	Annual	6/30/2025	USD22,492	1,370	—	1,370
SOFR	Annual	3.916%	Annual	7/11/2025	USD46,800	316	—	316
4.912%	Annual	SOFR	Annual	8/24/2025	USD14,030	137	—	137
4.8189%	Annual	SOFR	Annual	8/25/2025	USD14,010	116	—	116
4.8195%	Annual	SOFR	Annual	9/1/2025	USD10,300	89	—	89
4.27%	Annual	SOFR	Annual	2/16/2026	USD9,620	47	—	47
4.265%	Annual	SOFR	Annual	2/16/2026	USD4,777	23	—	23
4.3035%	Annual	SOFR	Annual	2/17/2026	USD2,874	16	—	16
4.2515%	Annual	SOFR	Annual	2/17/2026	USD2,847	13	—	13
4.2675%	Annual	SOFR	Annual	2/17/2026	USD2,771	13	—	13
4.3005%	Annual	SOFR	Annual	2/17/2026	USD1,989	11	—	11
4.288%	Annual	SOFR	Annual	2/17/2026	USD2,021	11	—	11
3.45%	Annual	SOFR	Annual	2/1/2028	USD12,500	(72)	—	(72)
3.47%	Annual	SOFR	Annual	2/2/2028	USD11,600	(58)	—	(58)
4.28%	Annual	SOFR	Annual	2/29/2028	USD1,660	44	—	44
4.269%	Annual	SOFR	Annual	2/29/2028	USD1,700	44	—	44
U.S. EFFR	Annual	0.5385%	Annual	3/26/2030	USD49,000	7,909	—	7,909
3.18%	Annual	SOFR	Annual	4/17/2030	USD2,600	(47)	—	(47)
3.275%	Annual	SOFR	Annual	4/18/2030	USD2,600	(33)	—	(33)
3.353%	Annual	SOFR	Annual	4/19/2030	USD2,600	(22)	—	(22)
3.342%	Annual	SOFR	Annual	4/19/2030	USD2,600	(23)	—	(23)
3.344%	Annual	SOFR	Annual	4/20/2030	USD2,600	(23)	—	(23)
3.128%	Annual	SOFR	Annual	4/28/2030	USD2,600	(55)	—	(55)
3.285%	Annual	SOFR	Annual	5/1/2030	USD2,500	(30)	—	(30)
3.259%	Annual	SOFR	Annual	5/1/2030	USD2,600	(35)	—	(35)
3.186%	Annual	SOFR	Annual	5/9/2030	USD2,600	(46)	—	(46)
3.215%	Annual	SOFR	Annual	5/10/2030	USD2,500	(40)	—	(40)
3.29%	Annual	SOFR	Annual	5/19/2030	USD3,100	(37)	—	(37)
3.31%	Annual	SOFR	Annual	6/9/2030	USD26,800	(290)	—	(290)
U.S. EFFR	Annual	0.666%	Annual	11/19/2030	USD15,500	2,604	—	2,604
SOFR	Annual	4.1615%	Annual	5/15/2033	USD800	(43)	—	(43)
SOFR	Annual	4.15%	Annual	5/15/2033	USD880	(47)	—	(47)
4.0135%	Annual	SOFR	Annual	8/21/2033	USD1,185	51	—	51
SOFR	Annual	4.061%	Annual	8/24/2033	USD3,230	(152)	—	(152)
SOFR	Annual	3.9519%	Annual	8/25/2033	USD3,225	(123)	—	(123)
SOFR	Annual	3.8275%	Annual	9/1/2033	USD2,300	(65)	—	(65)
SOFR	Annual	3.175%	Annual	2/1/2038	USD16,000	333	—	333
3.065%	Annual	SOFR	Annual	4/7/2040	USD12,300	(684)	—	(684)
SOFR	Annual	3.045%	Annual	7/27/2050	USD3,600	209	—	209
SOFR	Annual	2.85282%	Annual	12/6/2052	USD540	48	—	48
SOFR	Annual	2.93542%	Annual	12/6/2052	USD550	41	—	41
SOFR	Annual	3.01413%	Annual	1/12/2053	USD1,402	83	—	83
SOFR	Annual	3.02%	Annual	1/12/2053	USD1,400	81	—	81
SOFR	Annual	2.974%	Annual	4/17/2053	USD800	53	—	53
SOFR	Annual	3.044%	Annual	4/18/2053	USD800	43	—	43
SOFR	Annual	3.0875%	Annual	4/19/2053	USD800	36	—	36
SOFR	Annual	3.1035%	Annual	4/19/2053	USD800	34	—	34
SOFR	Annual	3.0895%	Annual	4/20/2053	USD800	36	—	36

278	American Funds Insurance Series

U.S. Government Securities Fund (continued)

Swap contracts (continued)

Interest rate swaps (continued)

Centrally cleared interest rate swaps (continued)

Receive		Pay			Notional	Value at	Upfront premium paid	Unrealized appreciation (depreciation)
Rate	Payment frequency	Rate	Payment frequency	Expiration date	amount (000)	12/31/2023 (000)	(received) (000)	at 12/31/2023 (000)
SOFR	Annual	2.9405%	Annual	4/28/2053	USD800	$58	$—	$58
SOFR	Annual	3.0535%	Annual	5/1/2053	USD1,600	83	—	83
SOFR	Annual	3.085%	Annual	5/9/2053	USD900	41	—	41
SOFR	Annual	3.1135%	Annual	5/10/2053	USD800	32	—	32
SOFR	Annual	3.1605%	Annual	5/19/2053	USD1,000	32	—	32
						$15,053	$—	$15,053

[1]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[2]	Amount less than one thousand.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.
[4]	Purchased on a TBA basis.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $11,225,000, which represented .74% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.
[7]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $171,631,000, which represented 11.26% of the net assets of the fund.

Key to abbreviation(s)

Assn. = Association

EFFR = Effective Federal Funds Rate

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	279

Managed Risk Growth Fund

Investment portfolio December 31, 2023

Growth funds 84.94%	Shares	Value (000)
American Funds Insurance Series – Growth Fund, Class 1	4,336,234	$431,195

Total growth funds (cost: $347,460,000)		431,195

Fixed income funds 10.00%
American Funds Insurance Series – The Bond Fund of America, Class 1	5,319,568	50,749

Total fixed income funds (cost: $50,860,000)		50,749

Short-term securities 4.81%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.32%[1]	24,428,666	24,429

Total short-term securities (cost: $24,429,000)		24,429

Options purchased (equity style) 0.19%
Options purchased (equity style)*		968

Total options purchased (cost: $2,305,000)		968
Total investment securities 99.94% (cost: $425,054,000)		507,341
Other assets less liabilities 0.06%		294

Net assets 100.00%		$507,635

*Options purchased (equity style)

Equity index options

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2023 (000)
Put

S&P 500 Index	90	USD	42,928	USD	3,225.00	3/15/2024	$15
S&P 500 Index	75		35,774		3,250.00	3/15/2024	14
S&P 500 Index	30		14,310		3,275.00	3/15/2024	6
S&P 500 Index	40		19,079		3,300.00	3/15/2024	8
S&P 500 Index	45		21,464		3,325.00	3/15/2024	9
S&P 500 Index	35		16,694		3,350.00	3/15/2024	8
S&P 500 Index	195		93,012		3,300.00	6/21/2024	203
S&P 500 Index	30		14,309		3,325.00	6/21/2024	31
S&P 500 Index	135		64,393		3,375.00	6/21/2024	151
S&P 500 Index	10		4,770		3,400.00	6/21/2024	11
S&P 500 Index	130		62,008		3,450.00	6/21/2024	161
S&P 500 Index	110		52,468		3,475.00	6/21/2024	141
S&P 500 Index	25		11,925		3,500.00	6/21/2024	33
S&P 500 Index	40		19,079		3,625.00	6/21/2024	64
S&P 500 Index	40		19,079		3,675.00	6/21/2024	69
S&P 500 Index	25		11,925		3,700.00	6/21/2024	44
							$968

280	American Funds Insurance Series

Managed Risk Growth Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
S&P 500 E-mini Index Futures	Long	54	3/1/2024	USD	13,014	$390
5 Year U.S. Treasury Note Futures	Long	38	3/1/2024		4,133	91
						$481

Investments in affiliates2

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 84.94%
American Funds Insurance Series – Growth Fund, Class 1	$387,467	$115,721	$182,699	$(24,865)	$135,571	$431,195	$2,382	$22,902
Fixed income funds 10.00%
American Funds Insurance Series – The Bond Fund of America, Class 1	34,197	47,522	31,210	(1,135)	1,375	50,749	1,775	—
Total 94.94%				$(26,000)	$136,946	$481,944	$4,157	$22,902

[1]	Rate represents the seven-day yield at 12/31/2023.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	281

Managed Risk International Fund

Investment portfolio December 31, 2023

Growth funds 84.89%	Shares	Value (000)
American Funds Insurance Series – International Fund, Class 1	6,023,958	$105,419

Total growth funds (cost: $94,553,000)		105,419

Fixed income funds 9.99%
American Funds Insurance Series – The Bond Fund of America, Class 1	1,300,536	12,408

Total fixed income funds (cost: $12,401,000)		12,408

Short-term securities 4.89%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.32%[1]	6,067,219	6,067

Total short-term securities (cost: $6,067,000)		6,067

Options purchased (equity style) 0.26%
Options purchased (equity style)*		324

Total options purchased (cost: $514,000)		324
Total investment securities 100.03% (cost: $113,535,000)		124,218
Other assets less liabilities (0.03)%		(36)

Net assets 100.00%		$124,182

*Options purchased (equity style)

Equity index options

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2023 (000)
Put

iShares MSCI EAFE ETF	1,200	USD	9,042	USD	54.00	3/15/2024	$18
iShares MSCI EAFE ETF	400		3,014		56.00	3/15/2024	7
iShares MSCI EAFE ETF	2,600		19,591		52.00	6/21/2024	38
iShares MSCI EAFE ETF	140		1,055		53.00	6/21/2024	2
iShares MSCI EAFE ETF	1,330		10,022		54.00	6/21/2024	27
iShares MSCI EAFE ETF	1,200		9,042		55.00	6/21/2024	28
iShares MSCI EAFE ETF	1,590		11,981		56.00	6/21/2024	42
iShares MSCI EAFE ETF	750		5,651		57.00	6/21/2024	23
iShares MSCI EAFE ETF	2,100		15,823		59.00	6/21/2024	63
iShares MSCI EAFE ETF	1,500		11,302		60.00	9/20/2024	76
							$324

282	American Funds Insurance Series

Managed Risk International Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
MSCI EAFE Index Futures	Long	21	3/1/2024	USD	2,365	$(2)
5 Year U.S. Treasury Note Futures	Long	11	3/1/2024		1,197	26
S&P 500 E-mini Index Futures	Short	3	3/1/2024		(723)	(24)
Mini MSCI Emerging Market Index Futures	Short	17	3/1/2024		(879)	(39)
						$(39)

Investments in affiliates2

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth funds 84.89%
American Funds Insurance Series – International Fund, Class 1	$106,435	$22,843	$38,620	$(9,073)	$23,834	$105,419	$1,596	$—
Fixed income funds 9.99%
American Funds Insurance Series – The Bond Fund of America, Class 1	12,527	6,151	6,443	(560)	733	12,408	440	—
Total 94.88%				$(9,633)	$24,567	$117,827	$2,036	$—

[1]	Rate represents the seven-day yield at 12/31/2023.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	283

Managed Risk Washington Mutual Investors Fund

Investment portfolio December 31, 2023

Growth-and-income funds 84.94%	Shares	Value (000)
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	19,004,155	$275,370

Total growth-and-income funds (cost: $252,721,000)		275,370

Fixed income funds 10.00%
American Funds Insurance Series – U.S. Government Securities Fund, Class 1	3,270,350	32,409

Total fixed income funds (cost: $33,482,000)		32,409

Short-term securities 4.86%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.32%[1]	15,763,506	15,764

Total short-term securities (cost: $15,764,000)		15,764

Options purchased (equity style) 0.15%
Options purchased (equity style)*		482

Total options purchased (cost: $1,510,000)		482
Total investment securities 99.95% (cost: $303,477,000)		324,025
Other assets less liabilities 0.05%		166

Net assets 100.00%		$324,191

*Options purchased (equity style)

Equity index options

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2023 (000)
Put

S&P 500 Index	245	USD	116,861	USD	3,250.00	3/15/2024	$45
S&P 500 Index	30		14,309		3,325.00	3/15/2024	6
S&P 500 Index	15		7,155		3,350.00	3/15/2024	3
S&P 500 Index	20		9,540		3,375.00	3/15/2024	4
S&P 500 Index	150		71,547		3,300.00	6/21/2024	156
S&P 500 Index	20		9,540		3,325.00	6/21/2024	21
S&P 500 Index	100		47,698		3,375.00	6/21/2024	111
S&P 500 Index	20		9,540		3,400.00	6/21/2024	23
S&P 500 Index	20		9,540		3,450.00	6/21/2024	25
S&P 500 Index	10		4,770		3,525.00	6/21/2024	14
S&P 500 Index	10		4,770		3,575.00	6/21/2024	15
S&P 500 Index	10		4,770		3,625.00	6/21/2024	16
S&P 500 Index	25		11,924		3,675.00	6/21/2024	43
							$482

284	American Funds Insurance Series

Managed Risk Washington Mutual Investors Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
S&P 500 E-mini Index Futures	Long	32	3/1/2024	USD	7,712	$256
5 Year U.S. Treasury Note Futures	Long	27	3/1/2024		2,937	65
						$321

Investments in affiliates2

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 84.94%
American Funds Insurance Series – Washington Mutual Investors Fund, Class 1	$274,603	$39,245	$74,805	$(11,248)	$47,575	$275,370	$5,506	$2,476
Fixed income funds 10.00%
American Funds Insurance Series – U.S. Government Securities Fund, Class 1	32,319	13,964	13,647	(1,563)	1,336	32,409	1,234	—
Total 94.94%				$(12,811)	$48,911	$307,779	$6,740	$2,476

[1]	Rate represents the seven-day yield at 12/31/2023.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	285

Managed Risk Growth-Income Fund

Investment portfolio December 31, 2023

Growth-and-income funds 79.99%	Shares	Value (000)
American Funds Insurance Series – Growth-Income Fund, Class 1	29,524,557	$1,749,625

Total growth-and-income funds (cost: $1,578,467,000)		1,749,625

Fixed income funds 15.00%
American Funds Insurance Series – The Bond Fund of America, Class 1	34,388,650	328,068

Total fixed income funds (cost: $336,782,000)		328,068

Short-term securities 4.72%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.32%[1]	103,209,305	103,209

Total short-term securities (cost: $103,209,000)		103,209

Options purchased (equity style) 0.21%
Options purchased (equity style)*		4,657

Total options purchased (cost: $16,130,000)		4,657
Total investment securities 99.92% (cost: $2,034,588,000)		2,185,559
Other assets less liabilities 0.08%		1,697

Net assets 100.00%		$2,187,256

*Options purchased (equity style)

Equity index options

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2023 (000)
Put

S&P 500 Index	3,030	USD	1,445,259	USD	3,250.00	3/15/2024	$553
S&P 500 Index	75		35,774		3,300.00	3/15/2024	15
S&P 500 Index	335		159,789		3,325.00	3/15/2024	69
S&P 500 Index	145		69,163		3,350.00	3/15/2024	32
S&P 500 Index	90		42,929		3,375.00	3/15/2024	20
S&P 500 Index	1,600		763,173		3,300.00	6/21/2024	1,664
S&P 500 Index	330		157,404		3,325.00	6/21/2024	342
S&P 500 Index	990		472,213		3,375.00	6/21/2024	1,104
S&P 500 Index	120		57,238		3,450.00	6/21/2024	149
S&P 500 Index	15		7,155		3,475.00	6/21/2024	19
S&P 500 Index	90		42,928		3,525.00	6/21/2024	123
S&P 500 Index	40		19,079		3,575.00	6/21/2024	59
S&P 500 Index	40		19,079		3,625.00	6/21/2024	64
S&P 500 Index	165		78,702		3,675.00	6/21/2024	284
S&P 500 Index	90		42,928		3,700.00	6/21/2024	160
							$4,657

286	American Funds Insurance Series

Managed Risk Growth-Income Fund (continued)

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
S&P 500 E-mini Index Futures	Long	276	3/1/2024	USD	66,516	$1,908
5 Year U.S. Treasury Note Futures	Long	58	3/1/2024		6,309	140
						$2,048

Investments in affiliates2

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend income (000)	Capital gain distributions received (000)
Growth-and-income funds 79.99%
American Funds Insurance Series – Growth-Income Fund, Class 1	$1,677,875	$268,733	$484,598	$37,121	$250,494	$1,749,625	$26,154	$89,386
Fixed income funds 15.00%
American Funds Insurance Series – The Bond Fund of America, Class 1	314,614	120,092	110,905	(20,722)	24,989	328,068	11,642	—
Total 94.99%				$16,399	$275,483	$2,077,693	$37,796	$89,386

[1]	Rate represents the seven-day yield at 12/31/2023.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	287

Managed Risk Asset Allocation Fund

Investment portfolio December 31, 2023

Asset allocation funds 95.07%	Shares	Value (000)
American Funds Insurance Series – Asset Allocation Fund, Class 1	83,800,992	$1,999,492

Total asset allocation funds (cost: $1,962,465,000)		1,999,492

Short-term securities 4.92%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.32%[1]	103,363,250	103,363

Total short-term securities (cost: $103,363,000)		103,363

Options purchased (equity style) 0.03%
Options purchased (equity style)*		693

Total options purchased (cost: $1,504,000)		693
Total investment securities 100.02% (cost: $2,067,332,000)		2,103,548
Other assets less liabilities (0.02)%		(352)

Net assets 100.00%		$2,103,196

*Options purchased (equity style)

Equity index options

Description	Number of contracts	Notional amount (000)		Exercise price		Expiration date	Value at 12/31/2023 (000)
Put

S&P 500 Index	90	USD	42,928	USD	3,250.00	3/15/2024	$17
S&P 500 Index	50		23,849		3,425.00	3/15/2024	12
S&P 500 Index	150		71,547		3,300.00	6/21/2024	156
S&P 500 Index	30		14,310		3,325.00	6/21/2024	31
S&P 500 Index	140		66,778		3,375.00	6/21/2024	156
S&P 500 Index	20		9,540		3,400.00	6/21/2024	23
S&P 500 Index	155		73,932		3,450.00	6/21/2024	192
S&P 500 Index	15		7,155		3,575.00	6/21/2024	22
S&P 500 Index	15		7,155		3,625.00	6/21/2024	24
S&P 500 Index	35		16,694		3,675.00	6/21/2024	60
							$693

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 12/31/2023 (000)
5 Year U.S. Treasury Note Futures	Long	420	3/1/2024	USD	45,685	$1,013
S&P 500 E-mini Index Futures	Long	49	3/1/2024		11,809	392
						$1,405

288	American Funds Insurance Series

Managed Risk Asset Allocation Fund (continued)

Investments in affiliates2

	Value at 1/1/2023 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend income (000)	Capital gain distributions received (000)
Asset allocation funds 95.07%
American Funds Insurance Series – Asset Allocation Fund, Class 1	$2,084,270	$231,311	$463,691	$19,951	$127,651	$1,999,492	$47,446	$77,368

[1]	Rate represents the seven-day yield at 12/31/2023.
[2]	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.

Key to abbreviation

USD = U.S. dollars

Refer to the notes to financial statements.

American Funds Insurance Series	289

Financial statements

Statements of assets and liabilities at December 31, 2023	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$7,410,185	$3,077,136	$38,790,440	$7,014,573	$3,261,346
Affiliated issuers	295,088	137,455	593,305	202,073	135,440
Cash	677	210	902	98	1,309
Cash collateral received for securities on loan	—	853	2,189	9	112
Cash collateral pledged for futures contracts	—	—	—	—	227
Cash collateral pledged for swap contracts	—	—	—	—	167
Cash denominated in currencies other than U.S. dollars	206	282	710	635	667
Unrealized appreciation on open forward currency contracts	—	—	—	—	100
Bilateral swaps, at value	—	—	—	—	95
Receivables for:
Sales of investments	490	1,938	11,650	102	1,982
Sales of fund’s shares	1,109	301	13,300	2,290	1,338
Dividends and interest	9,191	2,212	19,399	10,700	6,539
Closed forward currency contracts	—	—	—	—	18
Variation margin on futures contracts	—	—	—	—	45
Variation margin on centrally cleared swap contracts	—	—	—	—	3
Securities lending income	6	125	16	3	3
Other	206	47	117	291	113
	7,717,158	3,220,559	39,432,028	7,230,774	3,409,504
Liabilities:
Collateral for securities on loan	—	8,535	21,892	86	1,117
Unrealized depreciation on open forward currency contracts	—	—	—	—	213
Unrealized depreciation on unfunded commitments*	—	—	—	—	—
Options written, at value	—	—	—	—	—
Payables for:
Purchases of investments	1,406	1,449	9,048	11,405	5,680
Repurchases of fund’s shares	17,952	5,291	83,137	6,860	4,039
Investment advisory services	2,338	1,568	10,122	2,837	1,421
Insurance administrative fees	433	171	2,147	250	467
Services provided by related parties	1,072	530	5,410	966	410
Trustees’ deferred compensation	95	59	527	179	45
Closed forward currency contracts	—	—	—	—	114
Variation margin on futures contracts	—	—	—	—	2
Variation margin on centrally cleared swap contracts	—	—	—	—	4
Non-U.S. taxes	3,614	18,354	887	29,059	17,629
Other	66	46	48	120	76
	26,976	36,003	133,218	51,762	31,217
Commitments and contingencies*
Net assets at December 31, 2023	$7,690,182	$3,184,556	$39,298,810	$7,179,012	$3,378,287

Net assets consist of:
Capital paid in on shares of beneficial interest	$4,420,294	$2,408,999	$19,227,288	$5,986,970	$2,440,206
Total distributable earnings (accumulated loss)	3,269,888	775,557	20,071,522	1,192,042	938,081
Net assets at December 31, 2023	$7,690,182	$3,184,556	$39,298,810	$7,179,012	$3,378,287

Investment securities on loan, at value	$19,320	$30,423	$21,365	$82	$1,705
Investment securities, at cost
Unaffiliated issuers	4,384,591	2,387,792	19,733,033	5,250,234	2,307,420
Affiliated issuers	295,100	132,190	593,293	202,072	135,431
Cash denominated in currencies other than U.S. dollars, at cost	206	279	710	636	668
Premiums received on options written	—	—	—	—	—

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

290	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2023 (continued)	(dollars in thousands)

	Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Assets:
Investment securities, at value:
Unaffiliated issuers	$9,950,599	$1,819,186	$36,115,540	$319,735	$1,183,335
Affiliated issuers	330,479	44,944	1,430,798	10,070	126,808
Cash	492	629	14,851	68	596
Cash collateral received for securities on loan	1,088	715	11,533	225	1,799
Cash collateral pledged for futures contracts	—	—	—	—	—
Cash collateral pledged for swap contracts	—	—	—	—	—
Cash denominated in currencies other than U.S. dollars	—	577	2	106	332
Unrealized appreciation on open forward currency contracts	—	—	—	—	—
Bilateral swaps, at value	—	—	—	—	—
Receivables for:
Sales of investments	10,876	4,727	42,645	5	24,257
Sales of fund’s shares	2,609	366	3,768	94	1,091
Dividends and interest	15,645	3,455	51,289	1,175	5,199
Closed forward currency contracts	—	—	—	—	—
Variation margin on futures contracts	—	—	—	—	65
Variation margin on centrally cleared swap contracts	—	—	—	—	29
Securities lending income	14	4	22	1	6
Other	17	108	291	5	77
	10,311,819	1,874,711	37,670,739	331,484	1,343,594
Liabilities:
Collateral for securities on loan	10,881	7,147	115,333	2,250	17,994
Unrealized depreciation on open forward currency contracts	—	—	—	—	—
Unrealized depreciation on unfunded commitments*	—	—	—	—	—
Options written, at value	—	—	—	—	—
Payables for:
Purchases of investments	2,814	1,470	34,091	81	71,213
Repurchases of fund’s shares	7,503	2,876	54,035	98	1,650
Investment advisory services	2,009	566	7,889	127	227
Insurance administrative fees	794	140	1,207	86	342
Services provided by related parties	1,135	313	4,058	72	150
Trustees’ deferred compensation	114	27	574	14	9
Closed forward currency contracts	—	—	—	—	—
Variation margin on futures contracts	—	—	—	—	33
Variation margin on centrally cleared swap contracts	—	—	—	—	25
Non-U.S. taxes	224	819	1,508	170	674
Other	4	18	68	6	8
	25,478	13,376	218,763	2,904	92,325
Commitments and contingencies*
Net assets at December 31, 2023	$10,286,341	$1,861,335	$37,451,976	$328,580	$1,251,269

Net assets consist of:
Capital paid in on shares of beneficial interest	$7,170,355	$1,361,420	$19,460,384	$311,613	$1,075,724
Total distributable earnings (accumulated loss)	3,115,986	499,915	17,991,592	16,967	175,545
Net assets at December 31, 2023	$10,286,341	$1,861,335	$37,451,976	$328,580	$1,251,269

Investment securities on loan, at value	$10,510	$7,091	$110,228	$2,296	$17,090
Investment securities, at cost
Unaffiliated issuers	6,941,713	1,244,974	20,029,188	278,300	990,869
Affiliated issuers	330,455	44,948	1,430,636	10,069	130,558
Cash denominated in currencies other than U.S. dollars, at cost	—	578	2	106	332
Premiums received on options written	—	—	—	—	—

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	291

Financial statements (continued)

Statements of assets and liabilities at December 31, 2023 (continued)	(dollars in thousands)

	Asset Allocation Fund	American Funds Global Balanced Fund	The Bond Fund of America	Capital World Bond Fund		American High-Income Trust
Assets:
Investment securities, at value:
Unaffiliated issuers	$23,162,383	$383,108	$10,585,364	$1,448,641		$832,985
Affiliated issuers	3,803,664	21,315	2,168,331	229,992		27,114
Cash	1,820	160	157	123		676
Cash collateral received for securities on loan	2,524	107	—	—		—
Cash collateral pledged for futures contracts	—	—	—	—		92
Cash collateral pledged for swap contracts	—	—	—	—		151
Cash denominated in currencies other than U.S. dollars	1,427	76	1	119		949
Unrealized appreciation on open forward currency contracts	—	672	35	9,188		—
Bilateral swaps, at value	—	—	—	278		—
Receivables for:
Sales of investments	402,570	2,867	1,363,779	30,804		730
Sales of fund’s shares	1,187	102	4,887	1,290		219
Dividends and interest	91,759	1,794	83,411	14,611		12,832
Closed forward currency contracts	—	27	—	213		—
Variation margin on futures contracts	2,625	66	4,317	547		6
Variation margin on centrally cleared swap contracts	90	27	687	282		11
Securities lending income	25	2	—	—		—
Other	437	32	26	238		2
	27,470,511	410,355	14,210,995	1,736,326		875,767
Liabilities:
Collateral for securities on loan	25,242	1,069	—	—		—
Unrealized depreciation on open forward currency contracts	—	354	931	5,355		—
Unrealized depreciation on unfunded commitments*	3	—	—	—	†	4
Options written, at value	—	—	—	—		—
Payables for:
Purchases of investments	1,727,865	18,832	3,187,501	185,688		1,214
Repurchases of fund’s shares	18,513	553	8,205	1,175		255
Investment advisory services	5,715	141	1,494	549		193
Insurance administrative fees	3,441	77	712	34		60
Services provided by related parties	2,733	69	1,083	220		157
Trustees’ deferred compensation	340	4	140	28		32
Closed forward currency contracts	—	174	—	1,748		—
Variation margin on futures contracts	127	76	2,624	761		—
Variation margin on centrally cleared swap contracts	21	18	367	284		7
Non-U.S. taxes	1,159	217	18	79		—
Other	22	7	6	64		—
	1,785,181	21,591	3,203,081	195,985		1,922
Commitments and contingencies*
Net assets at December 31, 2023	$25,685,330	$388,764	$11,007,914	$1,540,341		$873,845

Net assets consist of:
Capital paid in on shares of beneficial interest	$18,661,978	$340,521	$12,500,028	$1,776,957		$1,206,031
Total distributable earnings (accumulated loss)	7,023,352	48,243	(1,492,114)	(236,616)		(332,186)
Net assets at December 31, 2023	$25,685,330	$388,764	$11,007,914	$1,540,341		$873,845

Investment securities on loan, at value	$24,156	$1,039	$—	$—		$—
Investment securities, at cost
Unaffiliated issuers	17,202,164	332,291	10,781,553	1,497,871		841,494
Affiliated issuers	3,970,991	20,838	2,168,297	226,378		27,115
Cash denominated in currencies other than U.S. dollars, at cost	1,416	76	1	119		923
Premiums received on options written	—	—	—	—		—

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

292	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2023 (continued)	(dollars in thousands)

	American Funds Mortgage Fund	Ultra-Short Bond Fund		U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$125,656	$385,925		$1,705,817	$25,397	$6,391
Affiliated issuers	—	—		—	481,944	117,827
Cash	2,653	9,121		40,117	—	—
Cash collateral received for securities on loan	—	—		—	—	—
Cash collateral pledged for futures contracts	—	—		—	690	71
Cash collateral pledged for swap contracts	—	—		—	—	—
Cash denominated in currencies other than U.S. dollars	—	—		—	—	—
Unrealized appreciation on open forward currency contracts	—	—		—	—	—
Bilateral swaps, at value	—	—		—	—	—
Receivables for:
Sales of investments	12,583	—		119,306	592	78
Sales of fund’s shares	85	2,904		491	—	10
Dividends and interest	373	39		8,842	111	25
Closed forward currency contracts	—	—		—	—	—
Variation margin on futures contracts	56	—		953	3	22
Variation margin on centrally cleared swap contracts	9	—		477	—	—
Securities lending income	—	—		—	—	—
Other	1	—		—	—	—
	141,416	397,989		1,876,003	508,737	124,424
Liabilities:
Collateral for securities on loan	—	—		—	—	—
Unrealized depreciation on open forward currency contracts	—	—		—	—	—
Unrealized depreciation on unfunded commitments*	—	—		—	—	—
Options written, at value	—	—		824	—	—
Payables for:
Purchases of investments	33,520	24,795		349,161	44	86
Repurchases of fund’s shares	24	230		850	577	23
Investment advisory services	16	82		224	42	10
Insurance administrative fees	28	36		113	300	75
Services provided by related parties	21	80		306	101	25
Trustees’ deferred compensation	3	12		45	5	2
Closed forward currency contracts	—	—		—	—	—
Variation margin on futures contracts	10	—		110	33	21
Variation margin on centrally cleared swap contracts	3	—		340	—	—
Non-U.S. taxes	—	—		—	—	—
Other	—	—	*	1	—	—
	33,625	25,235		351,974	1,102	242
Commitments and contingencies*
Net assets at December 31, 2023	$107,791	$372,754		$1,524,029	$507,635	$124,182

Net assets consist of:
Capital paid in on shares of beneficial interest	$118,822	$369,575		$1,779,673	$535,193	$150,466
Total distributable earnings (accumulated loss)	(11,031)	3,179		(255,644)	(27,558)	(26,284)
Net assets at December 31, 2023	$107,791	$372,754		$1,524,029	$507,635	$124,182

Investment securities on loan, at value	$—	$—		$—	$—	$—
Investment securities, at cost
Unaffiliated issuers	125,545	386,032		1,732,671	26,734	6,581
Affiliated issuers	—	—		—	398,320	106,954
Cash denominated in currencies other than U.S. dollars, at cost	—	—		—	—	—
Premiums received on options written	—	—		481	—	—

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	293

Financial statements (continued)

Statements of assets and liabilities at December 31, 2023 (continued)	(dollars in thousands)

	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Assets:
Investment securities, at value:
Unaffiliated issuers	$16,246	$107,866	$104,056
Affiliated issuers	307,779	2,077,693	1,999,492
Cash	—	—	—
Cash collateral received for securities on loan	—	—	—
Cash collateral pledged for futures contracts	415	3,338	1,166
Cash collateral pledged for swap contracts	—	—	—
Cash denominated in currencies other than U.S. dollars	—	—	—
Unrealized appreciation on open forward currency contracts	—	—	—
Bilateral swaps, at value	—	—	—
Receivables for:
Sales of investments	253	7,481	1,313
Sales of fund’s shares	1	13	161
Dividends and interest	71	472	468
Closed forward currency contracts	—	—	—
Variation margin on futures contracts	2	5	36
Variation margin on centrally cleared swap contracts	—	—	—
Securities lending income	—	—	—
Other	—	—	—
	324,767	2,196,868	2,106,692
Liabilities:
Collateral for securities on loan	—	—	—
Unrealized depreciation on open forward currency contracts	—	—	—
Unrealized depreciation on unfunded commitments*	—	—	—
Options written, at value	—	—	—
Payables for:
Purchases of investments	24	—	—
Repurchases of fund’s shares	242	7,887	1,543
Investment advisory services	27	183	177
Insurance administrative fees	194	1,298	1,279
Services provided by related parties	66	57	436
Trustees’ deferred compensation	4	18	31
Closed forward currency contracts	—	—	—
Variation margin on futures contracts	19	169	30
Variation margin on centrally cleared swap contracts	—	—	—
Non-U.S. taxes	—	—	—
Other	—	—	—
	576	9,612	3,496
Commitments and contingencies*
Net assets at December 31, 2023	$324,191	$2,187,256	$2,103,196

Net assets consist of:
Capital paid in on shares of beneficial interest	$340,685	$2,029,898	$2,032,231
Total distributable earnings (accumulated loss)	(16,494)	157,358	70,965
Net assets at December 31, 2023	$324,191	$2,187,256	$2,103,196

Investment securities on loan, at value	$—	$—	$—
Investment securities, at cost
Unaffiliated issuers	17,274	119,339	104,867
Affiliated issuers	286,203	1,915,249	1,962,465
Cash denominated in currencies other than U.S. dollars, at cost	—	—	—
Premiums received on options written	—	—	—

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

294	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2023 (continued)	(dollars and shares in thousands, except per-share amounts)

		Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$3,418,477	$1,001,137	$17,382,394	$3,353,223	$1,778,087
	Shares outstanding	100,780	53,924	174,798	191,642	69,772
	Net asset value per share	$33.92	$18.57	$99.44	$17.50	$25.48
Class 1A:	Net assets	$17,621	$5,224	$279,413	$12,159	$10,382
	Shares outstanding	522	285	2,838	698	409
	Net asset value per share	$33.74	$18.31	$98.46	$17.41	$25.36
Class 2:	Net assets	$3,522,408	$1,878,462	$17,878,990	$3,381,831	$802,751
	Shares outstanding	105,326	107,368	182,074	194,242	31,897
	Net asset value per share	$33.44	$17.50	$98.20	$17.41	$25.17
Class 3:	Net assets			$236,105	$16,515
	Shares outstanding	Not applicable	Not applicable	2,348	941	Not applicable
	Net asset value per share			$100.54	$17.56
Class 4:	Net assets	$731,676	$299,733	$3,521,908	$415,284	$787,067
	Shares outstanding	22,118	17,164	36,803	24,239	31,546
	Net asset value per share	$33.08	$17.46	$95.70	$17.13	$24.95

		Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$6,020,084	$579,605	$22,318,720	$15,315	$659,875
	Shares outstanding	415,494	41,845	376,644	1,516	56,740
	Net asset value per share	$14.49	$13.85	$59.26	$10.10	$11.63
Class 1A:	Net assets	$23,218	$7,099	$35,564	$6,265	$10,418
	Shares outstanding	1,609	515	604	638	897
	Net asset value per share	$14.43	$13.77	$58.88	$9.83	$11.62
Class 2:	Net assets	$2,898,715	$1,039,966	$12,894,253	$164,333	$14,935
	Shares outstanding	203,946	75,301	221,178	16,727	1,285
	Net asset value per share	$14.21	$13.81	$58.30	$9.82	$11.62
Class 3:	Net assets			$141,816
	Shares outstanding	Not applicable	Not applicable	2,387	Not applicable	Not applicable
	Net asset value per share			$59.40
Class 4:	Net assets	$1,344,324	$234,665	$2,061,623	$142,667	$566,041
	Shares outstanding	95,611	17,438	35,957	14,760	48,785
	Net asset value per share	$14.06	$13.46	$57.34	$9.67	$11.60

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	295

Financial statements (continued)

Statements of assets and liabilities at December 31, 2023 (continued)	(dollars and shares in thousands, except per-share amounts)

		Asset Allocation Fund	American Funds Global Balanced Fund	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$15,555,068	$97,560	$6,907,965	$665,253	$223,148
	Shares outstanding	651,900	7,887	724,190	65,462	24,966
	Net asset value per share	$23.86	$12.37	$9.54	$10.16	$8.94
Class 1A:	Net assets	$32,203	$2,759	$258,248	$1,464	$2,613
	Shares outstanding	1,357	224	27,264	145	294
	Net asset value per share	$23.74	$12.30	$9.47	$10.08	$8.90
Class 2:	Net assets	$4,260,925	$160,175	$2,879,288	$817,156	$532,796
	Shares outstanding	181,115	13,016	306,439	81,456	61,048
	Net asset value per share	$23.53	$12.31	$9.40	$10.03	$8.73
Class 3:	Net assets	$29,979				$8,335
	Shares outstanding	1,255	Not applicable	Not applicable	Not applicable	927
	Net asset value per share	$23.90				$8.99
Class 4:	Net assets	$5,807,155	$128,270	$962,413	$56,468	$106,953
	Shares outstanding	248,834	10,598	102,937	5,718	10,972
	Net asset value per share	$23.34	$12.10	$9.35	$9.88	$9.75

		American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class 1:	Net assets	$16,797	$40,359	$257,469
	Shares outstanding	1,780	3,556	25,987	Not applicable	Not applicable
	Net asset value per share	$9.44	$11.35	$9.91
Class 1A:	Net assets	$1,877	$119	$4,825
	Shares outstanding	201	10	489	Not applicable	Not applicable
	Net asset value per share	$9.32	$11.35	$9.87
Class 2:	Net assets	$43,847	$272,475	$1,073,139
	Shares outstanding	4,693	24,818	109,738	Not applicable	Not applicable
	Net asset value per share	$9.34	$10.98	$9.78
Class 3:	Net assets		$4,266	$5,896
	Shares outstanding	Not applicable	383	593	Not applicable	Not applicable
	Net asset value per share		$11.13	$9.94
Class 4:	Net assets	$45,270	$55,535	$182,700
	Shares outstanding	4,907	5,027	18,699	Not applicable	Not applicable
	Net asset value per share	$9.23	$11.05	$9.77
Class P1:	Net assets				$12,545	$1,934
	Shares outstanding	Not applicable	Not applicable	Not applicable	1,155	231
	Net asset value per share				$10.86	$8.36
Class P2:	Net assets				$495,090	$122,248
	Shares outstanding	Not applicable	Not applicable	Not applicable	46,151	14,699
	Net asset value per share				$10.73	$8.32

Refer to the end of the statements of assets and liabilities for footnotes.

Refer to the notes to financial statements.

296	American Funds Insurance Series

Financial statements (continued)

Statements of assets and liabilities at December 31, 2023 (continued)	(dollars and shares in thousands, except per-share amounts)

		Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Shares of beneficial interest issued and outstanding (no stated par value) — unlimited shares authorized
Class P1:	Net assets	$2,681	$1,909,950	$10,061
	Shares outstanding	255	152,381	846
	Net asset value per share	$10.50	$12.53	$11.90
Class P2:	Net assets	$321,510	$277,306	$2,093,135
	Shares outstanding	30,820	22,271	181,595
	Net asset value per share	$10.43	$12.45	$11.53

*	Refer to Note 5 for further information on unfunded commitments.
†	Amount less than one thousand.

Refer to the notes to financial statements.

American Funds Insurance Series	297

Financial statements (continued)

Statements of operations for the year ended December 31, 2023	(dollars in thousands)

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$95,291	$30,245	$295,616	$113,636	$54,024
Affiliated issuers	14,357	7,198	52,082	14,923	8,436
	109,648	37,443	347,698	128,559	62,460
Interest from unaffiliated issuers	412	20	1,471	35	8,977
European Union withholding tax reclaims	695	—	386	11,142	269
Interest from European Union withholding tax reclaims	144	—	17	649	—
Securities lending income (net of fees)	179	1,244	652	160	63
	111,078	38,707	350,224	140,545	71,769
Fees and expenses*:
Investment advisory services	34,394	19,616	109,748	33,259	18,755
Distribution services	10,078	5,182	48,375	9,193	3,822
Insurance administrative services	1,672	705	7,920	1,011	1,881
Transfer agent services	2	1	8	2	1
Administrative services	2,172	910	10,528	2,087	975
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	89	38	423	88	40
Registration statement and prospectus	30	11	153	33	16
Trustees’ compensation	29	13	141	27	13
Auditing and legal	95	104	116	108	126
Custodian	490	429	372	929	699
Other	5	44	19	6	47
Total fees and expenses before waivers/reimbursement	49,056	27,053	177,803	46,743	26,375
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	7,965	1,516	—	—	2,275
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers/reimbursement of fees and expenses	7,965	1,516	—	—	2,275
Total fees and expenses after waivers/reimbursement	41,091	25,537	177,803	46,743	24,100
Net investment income	69,987	13,170	172,421	93,802	47,669
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	229,370	110,287	1,076,133	(163,688)	20,228
Affiliated issuers	90	34	315	57	17
Options written	—	—	—	—	—
Futures contracts	—	—	—	—	461
Forward currency contracts	—	—	—	—	(182)
Swap contracts	—	—	—	—	92
Currency transactions	395	(209)	(771)	(2,626)	(6)
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	229,855	110,112	1,075,677	(166,257)	20,610
Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	1,184,453	335,037	10,184,610	1,105,976	413,899
Affiliated issuers	(38)	4,113	(206)	(47)	(12)
Options written	—	—	—	—	—
Futures contracts	—	—	—	—	(114)
Forward currency contracts	—	—	—	—	(63)
Swap contracts	—	—	—	—	93
Currency translations	(669)	51	153	217	33
	1,183,746	339,201	10,184,557	1,106,146	413,836
Net realized gain (loss) and unrealized appreciation (depreciation)	1,413,601	449,313	11,260,234	939,889	434,446
Net increase (decrease) in net assets resulting from operations	$1,483,588	$462,483	$11,432,655	$1,033,691	$482,115

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

298	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2023 (continued)	(dollars in thousands)

	Washington Mutual Investors Fund	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder
Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$208,224	$39,884	$553,651	$9,317	$34,076
Affiliated issuers	18,395	3,253	99,540	658	6,109
	226,619	43,137	653,191	9,975	40,185
Interest from unaffiliated issuers	13	839	343	80	5,886
European Union withholding tax reclaims	—	212	266	397	—
Interest from European Union withholding tax reclaims	—	12	14	25	—
Securities lending income (net of fees)	485	51	537	24	115
	227,117	44,251	654,351	10,501	46,186
Fees and expenses*:
Investment advisory services	36,236	8,437	88,400	1,504	4,183
Distribution services	9,924	3,024	34,945	736	1,389
Insurance administrative services	3,057	531	4,588	344	1,379
Transfer agent services	2	— †	8	— †	— †
Administrative services	2,907	533	10,406	94	352
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	90	19	412	7	15
Registration statement and prospectus	103	8	154	2	9
Trustees’ compensation	39	7	138	1	4
Auditing and legal	64	85	119	81	78
Custodian	269	137	437	64	91
Other	5	3	18	— †	2
Total fees and expenses before waivers/reimbursement	52,696	12,784	139,625	2,833	7,502
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	13,564	1,954	—	31	1,640
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers/reimbursement of fees and expenses	13,564	1,954	—	31	1,640
Total fees and expenses after waivers/reimbursement	39,132	10,830	139,625	2,802	5,862
Net investment income	187,985	33,421	514,726	7,699	40,324
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	89,681	5,344	1,802,577	(111)	3,435
Affiliated issuers	18	(2)	244	2	(728)
Options written	—	—	—	—	—
Futures contracts	—	—	—	—	(4,166)
Forward currency contracts	—	—	—	2	—
Swap contracts	—	—	—	—	1,572
Currency transactions	10	(20)	(670)	97	129
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	89,709	5,322	1,802,151	(10)	242
Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	1,300,468	302,302	5,849,541	38,269	59,943
Affiliated issuers	(27)	(4)	(165)	(2)	1,922
Options written	—	—	—	—	—
Futures contracts	—	—	—	—	2,535
Forward currency contracts	—	—	—	(5)	—
Swap contracts	—	—	—	—	(1,039)
Currency translations	14	(118)	309	(64)	(14)
	1,300,455	302,180	5,849,685	38,198	63,347
Net realized gain (loss) and unrealized appreciation (depreciation)	1,390,164	307,502	7,651,836	38,188	63,589
Net increase (decrease) in net assets resulting from operations	$1,578,149	$340,923	$8,166,562	$45,887	$103,913

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	299

Financial statements (continued)

Statements of operations for the year ended December 31, 2023 (continued)	(dollars in thousands)

	Asset Allocation Fund	American Funds Global Balanced Fund	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust
Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$296,325	$6,464	$—	$19	$1,073
Affiliated issuers	174,553	1,470	103,521	9,073	1,630
	470,878	7,934	103,521	9,092	2,703
Interest from unaffiliated issuers	220,351	3,983	355,169	46,607	59,401
European Union withholding tax reclaims	313	8	—	—	—
Interest from European Union withholding tax reclaims	18	— †	—	—	—
Securities lending income (net of fees)	407	13	—	—	—
	691,967	11,938	458,690	55,699	62,104
Fees and expenses*:
Investment advisory services	66,138	1,670	37,190	6,294	3,387
Distribution services	24,242	690	9,241	2,019	1,539
Insurance administrative services	13,816	303	2,730	136	227
Transfer agent services	6	— †	2	— †	— †
Administrative services	7,440	112	3,170	438	252
Accounting and administrative services	—	—	—	—	—
Reports to shareholders	278	8	128	20	14
Registration statement and prospectus	110	2	46	4	4
Trustees’ compensation	100	2	42	6	3
Auditing and legal	94	70	61	55	56
Custodian	236	106	126	241	25
Other	15	3	6	1	11
Total fees and expenses before waivers/reimbursement	112,475	2,966	52,742	9,214	5,518
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	—	37	20,074	—	1,174
Miscellaneous fee reimbursement	—	—	—	—	—
Total waivers/reimbursement of fees and expenses	—	37	20,074	—	1,174
Total fees and expenses after waivers/reimbursement	112,475	2,929	32,668	9,214	4,344
Net investment income	579,492	9,009	426,022	46,485	57,760
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	1,319,289	(5,022)	(381,455)	(73,895)	(32,546)
Affiliated issuers	(78,945)	(75)	145	6	8
Options written	—	—	—	—	—
Futures contracts	(72,113)	(107)	(169,252)	(3,487)	105
Forward currency contracts	—	(1,387)	1,833	(19,300)	—
Swap contracts	(5,784)	(1,041)	(5,695)	(8,570)	(813)
Currency transactions	591	(82)	(240)	(471)	(46)
Capital gain distributions received from affiliated issuers	—	—	—	—	—
	1,163,038	(7,714)	(554,664)	(105,717)	(33,292)
Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	1,452,482	45,246	596,287	128,248	72,998
Affiliated issuers	141,372	426	(165)	2,018	(9)
Options written	—	—	—	—	—
Futures contracts	8,342	720	65,223	9,889	97
Forward currency contracts	—	(218)	(4,543)	(720)	—
Swap contracts	2,859	938	(3,181)	10,132	174
Currency translations	371	14	(44)	(193)	57
	1,605,426	47,126	653,577	149,374	73,317
Net realized gain (loss) and unrealized appreciation (depreciation)	2,768,464	39,412	98,913	43,657	40,025
Net increase (decrease) in net assets resulting from operations	$3,347,956	$48,421	$524,935	$90,142	$97,785

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

300	American Funds Insurance Series

Financial statements (continued)

Statements of operations for the year ended December 31, 2023 (continued)	(dollars in thousands)

	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund	Managed Risk Growth Fund	Managed Risk International Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$—	$—	$—	$899	$245
Affiliated issuers	—	—	—	4,157	2,036
	—	—	—	5,056	2,281
Interest from unaffiliated issuers	5,050	20,383	63,997	—	—
European Union withholding tax reclaims	—	—	—	—	—
Interest from European Union withholding tax reclaims	—	—	—	—	—
Securities lending income (net of fees)	—	—	—	—	—
	5,050	20,383	63,997	5,056	2,281
Fees and expenses*:
Investment advisory services	303	1,026	4,432	720	186
Distribution services	218	888	3,125	1,174	305
Insurance administrative services	112	167	472	1,200	309
Transfer agent services	— †	— †	— †	— †	— †
Administrative services	31	120	451	—	—
Accounting and administrative services	—	—	—	32	27
Reports to shareholders	6	9	21	—	—
Registration statement and prospectus	2	3	7	8	6
Trustees’ compensation	— †	2	6	2	— †
Auditing and legal	47	45	49	17	17
Custodian	19	1	37	51	46
Other	— †	— †	1	9	— †
Total fees and expenses before waivers/reimbursement	738	2,261	8,601	3,213	896
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	123	—	1,803	240	62
Miscellaneous fee reimbursement	—	—	—	—	59
Total waivers/reimbursement of fees and expenses	123	—	1,803	240	121
Total fees and expenses after waivers/reimbursement	615	2,261	6,798	2,973	775
Net investment income	4,435	18,122	57,199	2,083	1,506
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	(2,757)	—	(48,985)	(3,861)	(1,109)
Affiliated issuers	—	—	—	(26,000)	(9,633)
Options written	—	—	19	—	—
Futures contracts	(1,723)	—	(42,489)	(23,442)	(6,868)
Forward currency contracts	—	—	—	—	—
Swap contracts	802	—	(4,725)	—	—
Currency transactions	—	—	—	342	56
Capital gain distributions received from affiliated issuers	—	—	—	22,902	—
	(3,678)	—	(96,180)	(30,059)	(17,554)
Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	2,715	(50)	53,554	(326)	40
Affiliated issuers	—	—	—	136,946	24,567
Options written	—	—	(343)	—	—
Futures contracts	1,075	—	21,994	(7,004)	(1,050)
Forward currency contracts	—	—	—	—	—
Swap contracts	(780)	—	6,257	—	—
Currency translations	—	—	—	—	—
	3,010	(50)	81,462	129,616	23,557
Net realized gain (loss) and unrealized appreciation (depreciation)	(668)	(50)	(14,718)	99,557	6,003
Net increase (decrease) in net assets resulting from operations	$3,767	$18,072	$42,481	$101,640	$7,509

Refer to the end of the statements of operations for footnotes.

Refer to the notes to financial statements.

American Funds Insurance Series	301

Financial statements (continued)

Statements of operations for the year ended December 31, 2023 (continued)	(dollars in thousands)

	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Investment income:
Income (net of non-U.S. taxes*):
Dividends:
Unaffiliated issuers	$670	$4,559	$4,694
Affiliated issuers	6,740	37,796	47,446
	7,410	42,355	52,140
Interest from unaffiliated issuers	—	—	—
European Union withholding tax reclaims	—	—	—
Interest from European Union withholding tax reclaims	—	—	—
Securities lending income (net of fees)	—	—	—
	7,410	42,355	52,140
Fees and expenses*:
Investment advisory services	476	3,185	3,163
Distribution services	786	673	5,253
Insurance administrative services	793	5,308	5,272
Transfer agent services	— †	— †	— †
Administrative services	—	—	—
Accounting and administrative services	29	50	47
Reports to shareholders	—	—	—
Registration statement and prospectus	7	20	24
Trustees’ compensation	1	9	9
Auditing and legal	17	19	20
Custodian	50	75	76
Other	— †	1	1
Total fees and expenses before waivers/reimbursement	2,159	9,340	13,865
Less waivers/reimbursement of fees and expenses:
Investment advisory services waivers	159	1,062	1,054
Miscellaneous fee reimbursement	8	—	—
Total waivers/reimbursement of fees and expenses	167	1,062	1,054
Total fees and expenses after waivers/reimbursement	1,992	8,278	12,811
Net investment income	5,418	34,077	39,329
Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss)* on:
Investments in:
Unaffiliated issuers	(3,516)	(37,878)	(4,444)
Affiliated issuers	(12,811)	16,399	19,951
Options written	—	—	—
Futures contracts	(8,790)	(43,903)	(46,392)
Forward currency contracts	—	—	—
Swap contracts	—	—	—
Currency transactions	113	743	557
Capital gain distributions received from affiliated issuers	2,476	89,386	77,368
	(22,528)	24,747	47,040
Net unrealized appreciation (depreciation)* on:
Investments in:
Unaffiliated issuers	(48)	(497)	693
Affiliated issuers	48,911	275,483	127,651
Options written	—	—	—
Futures contracts	(2,281)	(14,603)	(12,177)
Forward currency contracts	—	—	—
Swap contracts	—	—	—
Currency translations	—	—	—
	46,582	260,383	116,167
Net realized gain (loss) and unrealized appreciation (depreciation)	24,054	285,130	163,207
Net increase (decrease) in net assets resulting from operations	$29,472	$319,207	$202,536

*	Additional information related to non-U.S. taxes and class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

Refer to the notes to financial statements.

302	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Global Growth Fund		Global Small Capitalization Fund		Growth Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$69,987	$63,824	$13,170	$1,656	$172,421	$165,240
Net realized gain (loss)	229,855	553,121	110,112	25,952	1,075,677	1,854,075
Net unrealized appreciation (depreciation)	1,183,746	(2,976,944)	339,201	(1,292,504)	10,184,557	(15,238,596)
Net increase (decrease) in net assets resulting from operations	1,483,588	(2,359,999)	462,483	(1,264,896)	11,432,655	(13,219,281)

Distributions paid to shareholders	(620,422)	(892,563)	(48,426)	(1,091,116)	(2,137,413)	(5,140,514)

Net capital share transactions	(108,638)	597,636	(172,404)	721,994	(892,780)	3,850,397

Total increase (decrease) in net assets	754,528	(2,654,926)	241,653	(1,634,018)	8,402,462	(14,509,398)

Net assets:
Beginning of year	6,935,654	9,590,580	2,942,903	4,576,921	30,896,348	45,405,746
End of year	$7,690,182	$6,935,654	$3,184,556	$2,942,903	$39,298,810	$30,896,348

	International Fund		New World Fund		Washington Mutual Investors Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$93,802	$132,306	$47,669	$44,512	$187,985	$197,559
Net realized gain (loss)	(166,257)	(377,954)	20,610	(3,390)	89,709	73,811
Net unrealized appreciation (depreciation)	1,106,146	(1,582,846)	413,836	(970,379)	1,300,455	(1,207,065)
Net increase (decrease) in net assets resulting from operations	1,033,691	(1,828,494)	482,115	(929,257)	1,578,149	(935,695)

Distributions paid to shareholders	(97,498)	(1,146,487)	(49,443)	(357,382)	(280,747)	(2,416,808)

Net capital share transactions	(476,762)	265,209	(138,169)	(77,021)	(454,761)	1,331,066

Total increase (decrease) in net assets	459,431	(2,709,772)	294,503	(1,363,660)	842,641	(2,021,437)

Net assets:
Beginning of year	6,719,581	9,429,353	3,083,784	4,447,444	9,443,700	11,465,137
End of year	$7,179,012	$6,719,581	$3,378,287	$3,083,784	$10,286,341	$9,443,700

Refer to the end of the statements of changes in net assets for footnote.

Refer to the notes to financial statements.

American Funds Insurance Series	303

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	Capital World Growth and Income Fund		Growth-Income Fund		International Growth and Income Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$33,421	$40,174	$514,726	$505,414	$7,699	$9,759
Net realized gain (loss)	5,322	(82,728)	1,802,151	1,820,825	(10)	(25,298)
Net unrealized appreciation (depreciation)	302,180	(336,781)	5,849,685	(9,143,503)	38,198	(40,719)
Net increase (decrease) in net assets resulting from operations	340,923	(379,335)	8,166,562	(6,817,264)	45,887	(56,258)

Distributions paid to shareholders	(33,998)	(454,298)	(2,341,589)	(3,956,410)	(7,633)	(154,047)

Net capital share transactions	(170,988)	175,376	(1,355,964)	804,156	(10,671)	132,760

Total increase (decrease) in net assets	135,937	(658,257)	4,469,009	(9,969,518)	27,583	(77,545)

Net assets:
Beginning of year	1,725,398	2,383,655	32,982,967	42,952,485	300,997	378,542
End of year	$1,861,335	$1,725,398	$37,451,976	$32,982,967	$328,580	$300,997

	Capital Income Builder		Asset Allocation Fund		American Funds Global Balanced Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$40,324	$34,471	$579,492	$529,656	$9,009	$6,810
Net realized gain (loss)	242	(7,752)	1,163,038	911,950	(7,714)	40,249
Net unrealized appreciation (depreciation)	63,347	(109,594)	1,605,426	(5,491,758)	47,126	(113,780)
Net increase (decrease) in net assets resulting from operations	103,913	(82,875)	3,347,956	(4,050,152)	48,421	(66,721)

Distributions paid to shareholders	(34,911)	(31,988)	(1,526,238)	(3,253,724)	(50,940)	(2,232)

Net capital share transactions	43,201	109,402	(936,962)	1,398,530	23,523	(30,663)

Total increase (decrease) in net assets	112,203	(5,461)	884,756	(5,905,346)	21,004	(99,616)

Net assets:
Beginning of year	1,139,066	1,144,527	24,800,574	30,705,920	367,760	467,376
End of year	$1,251,269	$1,139,066	$25,685,330	$24,800,574	$388,764	$367,760

Refer to the end of the statements of changes in net assets for footnote.

Refer to the notes to financial statements.

304	American Funds Insurance Series

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	The Bond Fund of America		Capital World Bond Fund		American High-Income Trust
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$426,022	$331,906	$46,485	$37,525	$57,760	$51,837
Net realized gain (loss)	(554,664)	(826,910)	(105,717)	(191,130)	(33,292)	(26,443)
Net unrealized appreciation (depreciation)	653,577	(1,048,389)	149,374	(188,581)	73,317	(118,693)
Net increase (decrease) in net assets resulting from operations	524,935	(1,543,393)	90,142	(342,186)	97,785	(93,299)

Distributions paid to shareholders	(382,616)	(462,954)	—	(30,830)	(58,266)	(67,772)

Net capital share transactions	644,513	(959,150)	(31,695)	(230,098)	2,772	(59,810)

Total increase (decrease) in net assets	786,832	(2,965,497)	58,447	(603,114)	42,291	(220,881)

Net assets:
Beginning of year	10,221,082	13,186,579	1,481,894	2,085,008	831,554	1,052,435
End of year	$11,007,914	$10,221,082	$1,540,341	$1,481,894	$873,845	$831,554

	American Funds Mortgage Fund		Ultra-Short Bond Fund		U.S. Government Securities Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$4,435	$1,712	$18,122	$4,946	$57,199	$45,209
Net realized gain (loss)	(3,678)	(8,753)	— *	— *	(96,180)	(136,848)
Net unrealized appreciation (depreciation)	3,010	(5,029)	(50)	(59)	81,462	(110,189)
Net increase (decrease) in net assets resulting from operations	3,767	(12,070)	18,072	4,887	42,481	(201,828)

Distributions paid to shareholders	(3,960)	(1,793)	(17,531)	(2,237)	(55,687)	(60,476)

Net capital share transactions	18,941	(231,492)	(60,048)	96,950	36,513	(402,273)

Total increase (decrease) in net assets	18,748	(245,355)	(59,507)	99,600	23,307	(664,577)

Net assets:
Beginning of year	89,043	334,398	432,261	332,661	1,500,722	2,165,299
End of year	$107,791	$89,043	$372,754	$432,261	$1,524,029	$1,500,722

Refer to the end of the statements of changes in net assets for footnote.

Refer to the notes to financial statements.

American Funds Insurance Series	305

Financial statements (continued)

Statements of changes in net assets (continued)	(dollars in thousands)

	Managed Risk Growth Fund		Managed Risk International Fund		Managed Risk Washington Mutual Investors Fund
	Year ended December 31,		Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022	2023	2022
Operations:
Net investment income (loss)	$2,083	$1,038	$1,506	$1,885	$5,418	$5,383
Net realized gain (loss)	(30,059)	31,786	(17,554)	9,474	(22,528)	86,734
Net unrealized appreciation (depreciation)	129,616	(181,950)	23,557	(36,471)	46,582	(125,509)
Net increase (decrease) in net assets resulting from operations	101,640	(149,126)	7,509	(25,112)	29,472	(33,392)

Distributions paid to shareholders	(111,683)	(90,246)	(10,852)	(4,275)	(47,987)	(14,671)

Net capital share transactions	63,436	97,021	1,591	(6,014)	19,234	(1,502)

Total increase (decrease) in net assets	53,393	(142,351)	(1,752)	(35,401)	719	(49,565)

Net assets:
Beginning of year	454,242	596,593	125,934	161,335	323,472	373,037
End of year	$507,635	$454,242	$124,182	$125,934	$324,191	$323,472

	Managed Risk Growth-Income Fund		Managed Risk Asset Allocation Fund
	Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022
Operations:
Net investment income (loss)	$34,077	$29,534	$39,329	$33,407
Net realized gain (loss)	24,747	246,288	47,040	232,971
Net unrealized appreciation (depreciation)	260,383	(718,267)	116,167	(652,457)
Net increase (decrease) in net assets resulting from operations	319,207	(442,445)	202,536	(386,079)

Distributions paid to shareholders	(297,374)	(99,803)	(287,115)	(138,964)

Net capital share transactions	63,979	(23,880)	(1,697)	(104,505)

Total increase (decrease) in net assets	85,812	(566,128)	(86,276)	(629,548)

Net assets:
Beginning of year	2,101,444	2,667,572	2,189,472	2,819,020
End of year	$2,187,256	$2,101,444	$2,103,196	$2,189,472

*	Amount less than one thousand.

Refer to the notes to financial statements.

306	American Funds Insurance Series

Notes to financial statements

1. Organization

American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company with 40 different funds (“the funds”), including 23 funds in the series covered in this report. The other 17 funds in the series are covered in separate reports. Twelve funds in the series are covered in the American Funds Insurance Series - Target Date Series report and five funds in the series are covered in the American Funds Insurance Series - Portfolio Series report. The assets of each fund are segregated, with each fund accounted for separately. Capital Research and Management Company (“CRMC”) is the series’ investment adviser. Milliman Financial Risk Management LLC (“Milliman FRM”) is the subadviser for the risk management strategy for eight of the funds (the “managed risk funds”), five of which are covered in this report.

The managed risk funds covered in this report are Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund. The managed risk funds invest in other funds within the series (the “underlying funds”) and employ Milliman FRM to implement the risk management strategy, which consists of using hedging instruments — primarily exchange-traded options and futures contracts — to attempt to stabilize the volatility of the funds around target volatility levels and reduce the downside exposure of the funds during periods of significant market declines.

Shareholders approved a proposal to reorganize the series from a Massachusetts business trust to a Delaware statutory trust. The series reserved the right to delay implementing the reorganization and has elected to do so.

The investment objective(s) for each fund covered in this report are as follows:

Global Growth Fund — To provide long-term growth of capital.

Global Small Capitalization Fund — To provide long-term growth of capital.

Growth Fund — To provide growth of capital.

International Fund — To provide long-term growth of capital.

New World Fund — To provide long-term capital appreciation.

Washington Mutual Investors Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.

Capital World Growth and Income Fund — To provide long-term growth of capital while providing current income.

Growth-Income Fund — To achieve long-term growth of capital and income.

International Growth and Income Fund — To provide long-term growth of capital while providing current income.

Capital Income Builder — The two primary objectives are (1) to provide a level of current income that exceeds the average yield on U.S. stocks generally and (2) to provide a growing stream of income over the years. The secondary objective is to provide growth of capital.

Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term.

American Funds Global Balanced Fund — Seeks the balanced accomplishment of three objectives: long-term growth of capital, conservation of principal and current income.

The Bond Fund of America — To provide as high a level of current income as is consistent with the preservation of capital.

Capital World Bond Fund — To provide, over the long term, a high level of total return consistent with prudent investment management.

American High-Income Trust — The primary objective is to provide a high level of current income. The secondary objective is capital appreciation.

American Funds Insurance Series	307

American Funds Mortgage Fund — To provide current income and preservation of capital.

Ultra-Short Bond Fund — To provide current income, consistent with the maturity and quality standards applicable to the fund, and preservation of capital and liquidity.

U.S. Government Securities Fund— To provide a high level of current income consistent with prudent investment risk and preservation of capital.

Managed Risk Growth Fund — To provide growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk International Fund — To provide long-term growth of capital while seeking to manage volatility and provide downside protection.

Managed Risk Washington Mutual Investors Fund — To produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing, in each case while seeking to manage volatility and provide downside protection.

Managed Risk Growth-Income Fund — To achieve long-term growth of capital and income while seeking to manage volatility and provide downside protection.

Managed Risk Asset Allocation Fund — To provide high total return (including income and capital gains) consistent with preservation of capital over the long term while seeking to manage volatility and provide downside protection.

Each fund in the series, except the managed risk funds, offers either four or five share classes (Classes 1, 1A, 2, 3 or 4); the managed risk funds offer two share classes (Classes P1 and P2). Holders of all share classes of each fund have equal pro rata rights to assets, dividends and liquidation proceeds of each fund held. Each share class of each fund has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class of each fund.

2. Significant accounting policies

Each fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. Each fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the series’ investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The funds follow the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash may include amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by each fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, each fund will segregate liquid assets sufficient to meet their payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Fees and expenses — The fees and expenses of the underlying funds held by the managed risk funds are not included in the fees and expenses reported for each of the managed risk funds; however, they are indirectly reflected in the valuation of each of the underlying funds. These fees are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables.

308	American Funds Insurance Series

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes of each fund based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class of each fund.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on each fund’s ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the funds’ statements of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

CRMC, the series’ investment adviser, values the funds’ investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The series’ investment adviser uses the following methods and inputs to establish the fair value of each fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades. The value of an underlying fund is based on its reported net asset value.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the funds are authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

American Funds Insurance Series	309

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the series’ investment adviser. The Capital Group Central Corporate Bond Fund (“CCBF”), a fund within the Capital Group Central Fund Series II, and Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (collectively the “Central Funds”), are each valued based upon a floating net asset value, which fluctuates with changes in the value of each fund’s portfolio securities. The underlying securities are valued based on the policies and procedures in the Central Funds’ statements of additional information. The State Street Institutional U.S. Government Money Market Fund held by the managed risk funds is managed to maintain a $1.00 net asset value per share. The net asset value of each share class of each managed risk fund is calculated based on the reported net asset values of the underlying funds in which each fund invests.

Exchange-traded options and futures are generally valued at the official closing price for options and official settlement price for futures of the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the series’ investment adviser are fair valued as determined in good faith under fair value guidelines adopted by the series’ investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities and futures that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of each fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The series’ board of trustees has designated the series’ investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The series’ board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications — The series’ investment adviser classifies the funds’ assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities.

The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The tables on the following pages present the funds’ valuation levels as of December 31, 2023 (dollars in thousands):

310	American Funds Insurance Series

Global Growth Fund
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$1,419,560	$716,633	$—		$2,136,193
Health care	677,242	553,206	—		1,230,448
Consumer discretionary	692,051	451,489	—		1,143,540
Financials	395,032	461,732	—	*	856,764
Industrials	190,481	426,357	—		616,838
Consumer staples	246,873	133,308	—		380,181
Communication services	259,923	79,590	—		339,513
Materials	220,874	106,904	—		327,778
Energy	180,544	74,490	—	*	255,034
Utilities	15,330	—	—		15,330
Real estate	4,940	—	—		4,940
Preferred securities	—	103,626	—		103,626
Short-term securities	295,088	—	—		295,088
Total	$4,597,938	$3,107,335	$—	*	$7,705,273

*	Amount less than one thousand.

Global Small Capitalization Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Industrials	$202,893	$480,073	$—	$682,966
Consumer discretionary	396,692	155,297	—	551,989
Information technology	304,784	200,995	991	506,770
Health care	330,649	161,010	—	491,659
Financials	109,152	211,218	—	320,370
Materials	45,145	113,681	—	158,826
Communication services	52,354	60,173	—	112,527
Real estate	42,927	68,801	—	111,728
Energy	32,978	23,384	—	56,362
Utilities	14,810	29,350	—	44,160
Consumer staples	17,479	13,221	—	30,700
Preferred securities	—	—	22,521	22,521
Rights & warrants	—	3,878	—	3,878
Short-term securities	120,135	—	—	120,135
Total	$1,669,998	$1,521,081	$23,512	$3,214,591

American Funds Insurance Series	311

Growth Fund
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$7,847,400	$390,278	$4,303		$8,241,981
Communication services	7,074,099	—	—		7,074,099
Consumer discretionary	5,416,269	494,678	—		5,910,947
Health care	5,289,688	227,851	31,351		5,548,890
Industrials	4,144,154	290,562	2,674		4,437,390
Financials	2,931,955	47,675	—		2,979,630
Energy	1,638,573	—	—		1,638,573
Consumer staples	1,460,783	12,548	2,901		1,476,232
Materials	889,323	31,646	—		920,969
Utilities	266,939	—	—		266,939
Real estate	160,301	—	—		160,301
Preferred securities	—	—	114,310		114,310
Rights & warrants	—	—	—	*	—	*
Bonds, notes & other debt instruments	—	5,508	—		5,508
Short-term securities	607,976	—	—		607,976
Total	$37,727,460	$1,500,746	$155,539		$39,383,745

*	Amount less than one thousand.

International Fund
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Industrials	$26,764	$1,227,008	$—		$1,253,772
Information technology	423,363	605,671	5,140		1,034,174
Health care	19,298	843,587	—		862,885
Materials	211,640	633,237	—		844,877
Consumer discretionary	174,706	639,232	—		813,938
Financials	115,668	696,800	—		812,468
Energy	215,588	339,488	—		555,076
Communication services	—	340,975	—		340,975
Consumer staples	—	322,178	—		322,178
Utilities	—	89,318	—		89,318
Real estate	—	39,777	—		39,777
Preferred securities	—	44,635	470		45,105
Rights & warrants	—	—	—	*	—	*
Short-term securities	202,103	—	—		202,103
Total	$1,389,130	$5,821,906	$5,610		$7,216,646

*	Amount less than one thousand.

312	American Funds Insurance Series

New World Fund
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$99,031	$418,226	$—	*	$517,257
Information technology	268,018	237,621	411		506,050
Industrials	109,530	321,304	—		430,834
Health care	152,605	247,392	—		399,997
Consumer discretionary	113,807	239,969	—		353,776
Materials	113,091	120,585	—	*	233,676
Communication services	90,913	132,924	1,985		225,822
Consumer staples	58,232	164,992	—	*	223,224
Energy	42,137	62,981	—	*	105,118
Real estate	18,133	48,519	—		66,652
Utilities	11,924	28,167	—		40,091
Preferred securities	3,123	12,433	6,905		22,461
Rights & warrants	—	1,838	—		1,838
Convertible bonds & notes	—	195	—		195
Bonds, notes & other debt instruments	—	133,350	—		133,350
Short-term securities	136,445	—	—		136,445
Total	$1,216,989	$2,170,496	$9,301		$3,396,786

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$244	$—	$—	$244
Unrealized appreciation on open forward currency contracts	—	100	—	100
Unrealized appreciation on bilateral interest rate swaps	—	95	—	95
Liabilities:
Unrealized depreciation on futures contracts	(265)	—	—	(265)
Unrealized depreciation on open forward currency contracts	—	(213)	—	(213)
Unrealized depreciation on centrally cleared interest rate swaps	—	—	—	—
Unrealized depreciation on bilateral interest rate swaps	—	—	—	—
Total	$(21)	$(18)	$—	$(39)

*	Amount less than one thousand.
†	Futures contracts, forward currency contracts and interest rate swaps are not included in the fund’s investment portfolio.

Washington Mutual Investors Fund

As of December 31, 2023, all of the fund’s investment securities were classified as Level 1.

American Funds Insurance Series	313

Capital World Growth and Income Fund
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$261,166	$118,220	$—		$379,386
Health care	189,214	84,072	—		273,286
Industrials	110,918	154,342	—		265,260
Financials	79,038	109,523	—	*	188,561
Consumer discretionary	99,626	77,085	—		176,711
Consumer staples	63,152	66,044	—		129,196
Materials	43,108	82,579	—		125,687
Communication services	62,943	38,583	—		101,526
Energy	76,856	22,891	—	*	99,747
Utilities	25,826	17,317	—		43,143
Real estate	4,930	2,268	—		7,198
Preferred securities	16	861	—		877
Convertible bonds & notes	—	1,731	—		1,731
Bonds, notes & other debt instruments	—	3,989	—		3,989
Short-term securities	51,376	16,456	—		67,832
Total	$1,068,169	$795,961	$—	*	$1,864,130

*	Amount less than one thousand.

Growth-Income Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$7,952,167	$499,308	$—	$8,451,475
Industrials	5,399,143	480,725	—	5,879,868
Health care	4,440,836	321,365	—	4,762,201
Financials	4,251,335	148,669	—	4,400,004
Communication services	3,335,977	—	—	3,335,977
Consumer discretionary	2,893,219	358,159	—	3,251,378
Consumer staples	1,622,254	366,801	—	1,989,055
Energy	1,259,751	—	—	1,259,751
Utilities	1,121,619	92,095	—	1,213,714
Materials	1,029,759	34,885	—	1,064,644
Real estate	374,474	—	—	374,474
Convertible stocks	23,528	—	—	23,528
Bonds, notes & other debt instruments	—	5,671	—	5,671
Short-term securities	1,534,598	—	—	1,534,598
Total	$35,238,660	$2,307,678	$—	$37,546,338

314	American Funds Insurance Series

International Growth and Income Fund
	Investment securities
	Level 1	Level 2	Level 3			Total
Assets:
Common stocks:
Financials	$3,728	$58,079	$	—*		$61,807
Industrials	5,793	40,513		—		46,306
Information technology	3,791	39,684		—		43,475
Consumer discretionary	3,302	29,633		—		32,935
Consumer staples	6,761	23,449		—		30,210
Health care	1,561	27,428		—		28,989
Communication services	2,190	18,917		—		21,107
Energy	6,302	12,381		—	*	18,683
Materials	7,353	10,788		—	*	18,141
Utilities	1,109	6,909		—		8,018
Real estate	1,795	4,562		—		6,357
Preferred securities	—	607		—		607
Bonds, notes & other debt instruments	—	1,075		—		1,075
Short-term securities	12,095	—		—		12,095
Total	$55,780	$274,025		$—	*	$329,805

*	Amount less than one thousand.

Capital Income Builder
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$93,718	$72,657	$—	*	$166,375
Health care	91,451	31,918	—		123,369
Information technology	93,893	23,107	—		117,000
Consumer staples	59,646	54,867	—		114,513
Industrials	58,513	45,922	—		104,435
Energy	54,906	22,411	—	*	77,317
Utilities	38,726	35,571	—		74,297
Real estate	49,660	10,684	—		60,344
Consumer discretionary	24,194	22,137	—		46,331
Communication services	18,060	21,250	—		39,310
Materials	16,710	15,476	—		32,186
Preferred securities	—	252	—		252
Convertible stocks	2,383	—	—		2,383
Bonds, notes & other debt instruments:
Mortgage-backed obligations	—	103,612	93		103,705
U.S. Treasury bonds & notes	—	71,494	—		71,494
Corporate bonds, notes & loans	—	23,053	—		23,053
Asset-backed obligations	—	9,837	—		9,837
Bonds & notes of governments & government agencies outside the U.S.	—	762	—		762
Municipals	—	236	—		236
Investment funds	34,970	—	—		34,970
Short-term securities	107,974	—	—		107,974
Total	$744,804	$565,246	$93		$1,310,143

Refer to the end of the tables for footnotes.

American Funds Insurance Series	315

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$2,456	$—	$—	$2,456
Unrealized appreciation on centrally cleared interest rate swaps	—	231	—	231
Unrealized appreciation on centrally cleared credit default swaps	—	380	—	380
Liabilities:
Unrealized depreciation on centrally cleared interest rate swaps	—	(177)	—	(177)
Total	$2,456	$434	$—	$2,890

*	Amount less than one thousand.
†	Futures contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

Asset Allocation Fund
	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Information technology	$3,515,544	$—	$—		$3,515,544
Health care	2,397,867	158,242	19,334		2,575,443
Financials	2,089,525	62,212	—	*	2,151,737
Industrials	1,678,103	138,019	—		1,816,122
Consumer discretionary	1,551,941	253,193	1,572		1,806,706
Communication services	1,423,988	—	—		1,423,988
Consumer staples	973,600	91,237	—		1,064,837
Materials	1,005,995	—	2,890		1,008,885
Energy	874,319	—	1,554		875,873
Real estate	155,278	—	—		155,278
Utilities	30,873	—	—		30,873
Preferred securities	—	—	697		697
Rights & warrants	—	—	—	*	—	*
Convertible stocks	—	—	43,608		43,608
Convertible bonds & notes	—	2,140	—		2,140
Bonds, notes & other debt instruments:
Mortgage-backed obligations	—	2,369,309	—		2,369,309
U.S. Treasury bonds & notes	—	1,992,422	—		1,992,422
Corporate bonds, notes & loans	—	1,694,239	3,204		1,697,443
Asset-backed obligations	—	526,187	5,930		532,117
Bonds & notes of governments & government agencies outside the U.S.	—	41,792	—		41,792
Municipals	—	36,842	—		36,842
Investment funds	1,406,015	—	—		1,406,015
Short-term securities	2,418,376	—	—		2,418,376
Total	$19,521,424	$7,365,834	$78,789		$26,966,047

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$37,187	$—	$—	$37,187
Unrealized appreciation on centrally cleared interest rate swaps	—	1,160	—	1,160
Unrealized appreciation on centrally cleared credit default swaps	—	96	—	96
Liabilities:
Unrealized depreciation on futures contracts	(30,011)	—	—	(30,011)
Unrealized depreciation on centrally cleared interest rate swaps	—	(20)	—	(20)
Total	$7,176	$1,236	$—	$8,412

*	Amount less than one thousand.
†	Futures contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

316	American Funds Insurance Series

American Funds Global Balanced Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Information technology	$39,511	$5,432	$—	$44,943
Health care	21,748	14,115	—	35,863
Industrials	21,116	11,530	—	32,646
Financials	8,193	22,527	—	30,720
Consumer staples	4,213	17,618	—	21,831
Materials	11,573	6,194	—	17,767
Energy	10,137	4,247	—	14,384
Communication services	12,176	1,315	—	13,491
Consumer discretionary	6,977	5,582	—	12,559
Utilities	6,407	4,230	—	10,637
Real estate	1,476	3,293	—	4,769
Preferred securities	50	372	—	422
Convertible stocks	1,041	—	—	1,041
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	—	57,321	—	57,321
Mortgage-backed obligations	—	21,280	—	21,280
U.S. Treasury bonds & notes	—	21,269	—	21,269
Corporate bonds, notes & loans	—	19,451	—	19,451
Asset-backed obligations	—	937	—	937
Federal agency bonds & notes	—	265	—	265
Municipals	—	136	—	136
Investment funds	8,341	—	—	8,341
Short-term securities	13,936	20,414	—	34,350
Total	$166,895	$237,528	$—	$404,423

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$546	$—	$—	$546
Unrealized appreciation on open forward currency contracts	—	672	—	672
Unrealized appreciation on centrally cleared interest rate swaps	—	241	—	241
Unrealized appreciation on centrally cleared credit default swaps	—	11	—	11
Liabilities:
Unrealized depreciation on futures contracts	(199)	—	—	(199)
Unrealized depreciation on open forward currency contracts	—	(354)	—	(354)
Unrealized depreciation on centrally cleared interest rate swaps	—	(322)	—	(322)
Unrealized depreciation on centrally cleared credit default swaps	—	(1)	—	(1)
Total	$347	$247	$—	$594

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

American Funds Insurance Series	317

The Bond Fund of America
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$4,446,229	$1,561	$4,447,790
Corporate bonds, notes & loans	—	3,489,598	—	3,489,598
U.S. Treasury bonds & notes	—	1,822,067	—	1,822,067
Asset-backed obligations	—	542,646	9,749	552,395
Municipals	—	156,667	—	156,667
Bonds & notes of governments & government agencies outside the U.S.	—	105,447	—	105,447
Federal agency bonds & notes	—	11,385	—	11,385
Common stocks	—	15	—	15
Short-term securities	2,168,331	—	—	2,168,331
Total	$2,168,331	$10,574,054	$11,310	$12,753,695

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$109,286	$—	$—	$109,286
Unrealized appreciation on open forward currency contracts	—	35	—	35
Unrealized appreciation on centrally cleared interest rate swaps	—	2,718	—	2,718
Liabilities:
Unrealized depreciation on futures contracts	(51,016)	—	—	(51,016)
Unrealized depreciation on open forward currency contracts	—	(931)	—	(931)
Unrealized depreciation on centrally cleared interest rate swaps	—	(2,363)	—	(2,363)
Unrealized depreciation on centrally cleared credit default swaps	—	(1,469)	—	(1,469)
Total	$58,270	$(2,010)	$—	$56,260

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

318	American Funds Insurance Series

Capital World Bond Fund
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Euros	$—	$339,133	$—	$339,133
Japanese yen	—	100,706	—	100,706
British pounds	—	71,115	—	71,115
Chinese yuan renminbi	—	58,184	—	58,184
Brazilian reais	—	41,843	—	41,843
Mexican pesos	—	36,400	—	36,400
Canadian dollars	—	33,369	—	33,369
South Korean won	—	29,760	—	29,760
Australian dollars	—	27,993	—	27,993
Indonesian rupiah	—	22,928	—	22,928
South African rand	—	9,087	—	9,087
Danish kroner	—	6,608	—	6,608
New Zealand dollars	—	6,559	—	6,559
Malaysian ringgits	—	2,207	—	2,207
Chilean pesos	—	2,001	—	2,001
Colombian pesos	—	1,609	—	1,609
Indian rupees	—	1,116	—	1,116
Polish zloty	—	1,112	—	1,112
Romanian leu	—	1,094	—	1,094
Norwegian kroner	—	598	—	598
Ukrainian hryvnia	—	125	—	125
U.S. dollars	—	629,673	200	629,873
Convertible bonds & notes	—	1,173	—	1,173
Preferred securities	—	—	74	74
Common stocks	258	—	469	727
Investment funds	52,692	—	—	52,692
Short-term securities	177,300	23,247	—	200,547
Total	$230,250	$1,447,640	$743	$1,678,633

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$8,176	$—	$—	$8,176
Unrealized appreciation on open forward currency contracts	—	9,188	—	9,188
Unrealized appreciation on centrally cleared interest rate swaps	—	2,958	—	2,958
Unrealized appreciation on bilateral interest rate swaps	—	278	—	278
Unrealized appreciation on centrally cleared credit default swaps	—	518	—	518
Liabilities:
Unrealized depreciation on futures contracts	(2,274)	—	—	(2,274)
Unrealized depreciation on open forward currency contracts	—	(5,355)	—	(5,355)
Unrealized depreciation on centrally cleared interest rate swaps	—	(4,121)	—	(4,121)
Total	$5,902	$3,466	$—	$9,368

*	Futures contracts, forward currency contracts, interest rate swaps and credit default swaps are not included in the fund’s investment portfolio.

American Funds Insurance Series	319

American High-Income Trust
	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$768,810	$4,283	$773,093
U.S. Treasury bonds & notes	—	2,706	—	2,706
Mortgage-backed obligations	—	—	661	661
Bonds & notes of governments & government agencies outside the U.S.	—	290	—	290
Convertible bonds & notes	—	495	—	495
Common stocks	20,584	1,471	30,523	52,578
Preferred securities	—	1,363	1,582	2,945
Rights & warrants	—	217	—	217
Short-term securities	27,114	—	—	27,114
Total	$47,698	$775,352	$37,049	$860,099

	Other investments[1]
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$114	$—	$—	$114
Unrealized appreciation on centrally cleared credit default swaps	—	20	—	20
Liabilities:
Unrealized depreciation on futures contracts	(105)	—	—	(105)
Total	$9	$20	$—	$29

[1]	Futures contracts and credit default swaps are not included in the investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the year ended December 31, 2023 (dollars in thousands):

	Beginning value at 1/1/2023	Transfers into Level 3[2]	Purchases	Sales	Net realized loss[3]	Unrealized appreciation[3]	Transfers out of Level 3[2]	Ending value at 12/31/2023
Investment securities	$34,480	$457	$13,803	$(5,838)	$(7,424)	$6,257	$(4,686)	$37,049

Net unrealized depreciation during the period on Level 3 investment securities held at December 31, 2023								$(2,129)

[2]	Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.
[3]	Net realized gain and unrealized depreciation are included in the related amounts on investments in the fund’s statement of operations.

320	American Funds Insurance Series

Unobservable inputs — Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 12/31/2023	Valuation techniques	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†
Bonds, notes & other debt instruments	$ 4,944	Estimated recovery value	Expected proceeds	Not applicable	Not applicable	Not applicable
			Discount for uncertainty	5%	5%	Decrease
		Transaction	Transaction price	Not applicable	Not applicable	Not applicable
			Net adjustment (decrease) based on movement of market comparables	5%	5%	Decrease
		Expected proceeds	Expected proceeds	Not applicable	Not applicable	Not applicable
		Yield Analysis	Yield	10.1%	10.1%	Decrease
Common stocks	30,523	Estimated recovery value	Expected proceeds	Not applicable	Not applicable	Not applicable
			Discount for uncertainty	20%	20%	Decrease
			Vendor price	Not applicable	Not applicable	Not applicable
		Market comparable companies	EV/EBITDA multiple	5.7x - 8.0x	6.8x	Increase
			Discount to EV/EBITDA multiple	11%	11%	Decrease
			EV/EBITDA less CapEx multiple	10.5x	10.5x	Increase
			Price/Book Value multiple	0.6x	0.6x	Increase
			DLOM	13% - 17%	15%	Decrease
		Indicative market quotation	Broker quote	Not applicable	Not applicable	Not applicable
Preferred securities	1,582	Market comparable companies	EV/EBITDA multiple	4.0x	4.0x	Increase
			DLOM	15%	15%	Decrease
Total	$37,049

*	Weighted average is by relative fair value.
†	This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

Key to abbreviations and symbols

CapEx = Capital expenditures

DLOM = Discount for lack of marketability

EBITDA = Earnings before income taxes, depreciation and amortization

EV = Enterprise value

American Funds Mortgage Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$98,703	$—	$98,703
U.S. Treasury bonds & notes	—	2,037	—	2,037
Asset-backed obligations	—	1,583	—	1,583
Short-term securities	—	23,333	—	23,333
Total	$—	$125,656	$—	$125,656

American Funds Insurance Series	321

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$1,564	$—	$—	$1,564
Unrealized appreciation on centrally cleared interest rate swaps	—	12	—	12
Liabilities:
Unrealized depreciation on futures contracts	(564)	—	—	(564)
Unrealized depreciation on centrally cleared interest rate swaps	—	(2)	—	(2)
Total	$1,000	$10	$—	$1,010

*	Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Ultra-Short Bond Fund

As of December 31, 2023, all of the fund’s investment securities were classified as Level 2.

U.S. Government Securities Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Mortgage-backed obligations	$—	$979,319	$—	$979,319
U.S. Treasury bonds & notes	—	401,532	—	401,532
Federal agency bonds & notes	—	77,297	—	77,297
Short-term securities	—	247,092	—	247,092
Options purchased on futures (equity style)	577	—	—	577
Total	$577	$1,705,240	$—	$1,705,817

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$28,108	$—	$—	$28,108
Unrealized appreciation on centrally cleared interest rate swaps	—	18,404	—	18,404
Liabilities:
Value of options written	(824)	—	—	(824)
Unrealized depreciation on futures contracts	(9,290)	—	—	(9,290)
Unrealized depreciation on centrally cleared interest rate swaps	—	(3,351)	—	(3,351)
Total	$17,994	$15,053	$—	$33,047

*	Options written, futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

Managed Risk Growth Fund

As of December 31, 2023, all of the fund’s investments were classified as Level 1.

Managed Risk International Fund

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets
Growth funds	$105,419	$—	$—	$105,419
Fixed income funds	12,408	—	—	12,408
Short-term securities	6,067	—	—	6,067
Options purchased (equity style)	299	25	—	324
Total	$124,193	$25	$—	$124,218

322	American Funds Insurance Series

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$26	$—	$—	$26
Liabilities:
Unrealized depreciation on futures contracts	(65)	—	—	(65)
Total	$(39)	$—	$—	$(39)

*	Futures contracts are not included in the fund’s investment portfolio.

Managed Risk Washington Mutual Investors Fund

As of December 31, 2023, all of the fund’s investments were classified as Level 1.

Managed Risk Growth-Income Fund

As of December 31, 2023, all of the fund’s investments were classified as Level 1.

Managed Risk Asset Allocation Fund

As of December 31, 2023, all of the fund’s investments were classified as Level 1.

4. Risk factors

Investing in the funds may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by a fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of a fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by a fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in income-oriented stocks — The value of a fund’s securities and income provided by a fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

American Funds Insurance Series	323

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in developing countries may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in developed countries are subject. A fund’s rights with respect to its investments in developing countries, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, developing countries are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. A fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating a fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

324	American Funds Insurance Series

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by a fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage-or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from a fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in a fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of a fund’s securities could cause the value of a fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which a fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause a fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for a fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. A fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce a fund’s returns and increase a fund’s price volatility. A fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Currency — The prices of, and the income generated by, many debt securities held by a fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of a fund’s securities denominated in such currencies would generally fall and vice versa.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans or receivables and equipment leases. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and a fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in a fund having to reinvest the proceeds in lower yielding securities, effectively reducing a fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing a fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

American Funds Insurance Series	325

Investing in future delivery contracts — A fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve a fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase a fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While a fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of a fund.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce a fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to a fund.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Investing in repurchase agreements — Upon entering into a repurchase agreement, a fund purchases a security from a bank or broker-dealer, which simultaneously commits to repurchase the security within a specified time at the fund’s cost with interest. The security purchased by the fund constitutes collateral for the seller’s repurchase obligation. If the party agreeing to repurchase should default, the fund may seek to sell the security it holds as collateral. The fund may incur a loss if the value of the collateral securing the repurchase obligation falls below the repurchase price. The fund may also incur disposition costs and encounter procedural delays in connection with liquidating the collateral.

Interest rate risk — The values and liquidity of the securities held by a fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. A fund may invest in variable and floating rate securities. When a fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of a fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, a fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Credit and liquidity support — Changes in the credit quality of banks and financial institutions providing credit and liquidity support features with respect to securities held by a fund could cause the values of these securities to decline.

Asset allocation — A fund’s percentage allocation to equity securities, debt securities and money market instruments could cause the fund to underperform relative to relevant benchmarks and other funds with similar investment objectives.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally,

326	American Funds Insurance Series

the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs, or to try to limit losses, or may be forced to sell at a loss.

Management — The investment adviser to the funds actively manages the funds’ investments. Consequently, the funds are subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Investing in the managed risk funds may involve additional risks including, but not limited to, those described below.

Fund structure — The managed risk funds invest in underlying funds and incur expenses related to those underlying funds. In addition, investors in the managed risk funds will incur fees to pay for certain expenses related to the operations of the managed risk funds. An investor holding the underlying fund directly would incur lower overall expenses but would not receive the benefit of the managed risk strategy. Additionally, in accordance with an exemption under the Investment Company Act of 1940, as amended, the investment adviser considers only proprietary funds when selecting underlying investment options and allocations. This means that the fund’s investment adviser does not, nor does it expect to, consider any unaffiliated funds as underlying investment options for the fund. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund, including the selection of funds that result in greater compensation to the adviser or funds with relatively lower historical investment results. The investment adviser has policies and procedures designed to mitigate material conflicts of interest that may arise in connection with its management of the fund.

Management — The managed risk funds are subject to the risk that the managed risk strategy or the methods employed by the subadviser in implementing the managed risk strategy may not produce the desired results. This could cause the managed risk funds to lose value or their investment results to lag relevant benchmarks or other funds with similar objectives.

Underlying fund risks — Because the managed risk funds’ investments consist of investments in underlying funds, the managed risk funds’ risks are directly related to the risks of the respective underlying fund in which each managed risk fund invests. For this reason, it is important to understand the risks associated with investing both in the managed risk fund and in each of the underlying funds.

Investing in options and futures contracts — In addition to the risks generally associated with investing in derivative instruments, options and futures contracts are subject to the creditworthiness of the clearing organizations, exchanges and, in the case of futures, futures commission merchants with which a fund transacts. While both options and futures contracts are generally liquid instruments, under certain market conditions, options and futures may be deemed to be illiquid. For example, a fund may be temporarily prohibited from closing out its position in an options or futures contract if intraday price change limits or limits on trading volume imposed by the applicable exchange are triggered. If a fund is unable to close out a position on an options or futures contract, the fund would remain subject to the risk of adverse price movements until the fund is able to close out the position in question. The ability of a fund to successfully utilize options and futures contracts may depend in part upon the ability of the fund’s investment adviser or subadviser to accurately forecast interest rates and other economic factors and to assess and predict the impact of such economic factors on the options and futures in which the fund invests. If the investment adviser or subadviser incorrectly forecasts economic developments or incorrectly predicts the impact of such developments on the options and futures in which it invests, a fund could suffer losses. Whereas the risk of loss on a put option purchased by the fund is limited to the initial cost of the option, the amount of a potential loss on a futures contract could greatly exceed the relatively small initial amount invested in entering the futures position.

Hedging — There may be imperfect or even negative correlation between the prices of the options and futures contracts in which a fund invests and the prices of the underlying securities or indexes which the fund seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the fund’s investment in exchange-traded options and futures and their resulting costs could limit the fund’s gains in rising markets relative to those of the underlying funds, or to those of unhedged funds in general.

American Funds Insurance Series	327

Short positions — The fund may suffer losses from short positions in futures contracts. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.

Nondiversification risk — As nondiversified funds, the managed risk funds have the ability to invest a larger percentage of their assets in the securities of a smaller number of issuers than diversified funds. To the extent that a managed risk fund invests a larger percentage of its assets in securities of one or more issuers, poor performance by these securities could have a greater adverse impact on the fund’s investment results.

5. Certain investment techniques

Securities lending — Some of the funds have entered into securities lending transactions in which the funds earn income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under the securities lending agreement with the lending agent. The lending agent facilitates the exchange of securities between the lender and the borrower, generally provides protection from borrower default, marks to market the value of collateral daily, secures additional collateral from the borrower if it falls below preset terms, and may reinvest the collateral on behalf of the fund according to agreed parameters. The lending agent has indemnified the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if the borrower fails to return the securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote on proposals affecting them. The borrower is obligated to return the loaned security at the conclusion of the loan or, during the pendency of the loan, on demand from the fund.

The following table presents the value of the securities on loan, the type and value of collateral received and the value of the investment securities purchased, if any, from the cash collateral received by each fund (dollars in thousands):

		Collateral received
Funds	Value of investment securities on loan	Cash	U.S. government securities	Value of investment securities purchased
Global Growth Fund	$19,320	$—	$21,524	$—
Global Small Capitalization Fund	30,423	8,535	23,751	7,682
Growth Fund	21,365	21,892	—	19,703
International Fund	82	86	—	77
New World Fund	1,705	1,117	656	1,005
Washington Mutual Investors Fund	10,510	10,881	—	9,793
Capital World Growth and Income Fund	7,091	7,147	501	6,432
Growth-Income Fund	110,228	115,333	—	103,800
International Growth and Income Fund	2,296	2,250	225	2,025
Capital Income Builder	17,090	17,994	—	16,195
Asset Allocation Fund	24,156	25,242	—	22,718
American Funds Global Balanced Fund	1,039	1,069	—	962

328	American Funds Insurance Series

Investment securities purchased from cash collateral are disclosed in the investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — Some of the funds have invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — Some of the funds have entered into mortgage dollar roll transactions of TBA securities in which the fund sells a TBA mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar TBA security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions and may result in an increase to the fund’s portfolio turnover rate. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the financial highlights tables.

Loan transactions — Some of the funds have entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Short-term securities — The managed risk funds hold shares of State Street Institutional U.S. Government Money Market Fund, a cash management vehicle offered and managed by State Street Bank and Trust Company.

Unfunded commitments — Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust have participated in transactions that involve unfunded commitments, which may obligate each fund to purchase new or additional bonds and/or purchase additional shares of the applicable issuer if certain contingencies are met. As of December 31, 2023, the maximum exposure from these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust was $1,303,000, $31,000 and $1,032,000, respectively, which would represent less than 0.01% for Asset Allocation Fund and Capital World Bond Fund and 0.12% for American High-Income Trust, respectively, of the net assets of each fund should such commitments become due. Unrealized depreciation on these unfunded commitments for Asset Allocation Fund, Capital World Bond Fund and American High-Income Trust of $3,000, less than $1,000 and $4,000, respectively, is disclosed as unrealized depreciation on unfunded commitments in each fund’s statement of assets and liabilities. Unrealized depreciation is included in net unrealized appreciation (depreciation) on investments in unaffiliated issuers in each fund’s statement of operations.

Option contracts — Some of the funds have entered into option contracts, which give the purchaser of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the instrument or index underlying the option) at a specified exercise price. The writer of an option has the obligation, upon exercise of the option, to cash settle or deliver the underlying instrument or index upon payment of the exercise price (in the case of a call) or to cash settle or take delivery of the underlying instrument or index and pay the exercise price (in the case of a put).

By purchasing a put option, the fund obtains the right (but not the obligation) to sell the instrument underlying the option (or to deliver the cash value of the instrument or index underlying the option) at a specified exercise price. In return for this right, the fund pays the current market price, or the option premium, for the option. The fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire amount of the premium paid. If the option is exercised, the fund completes the sale of the underlying instrument (or delivers the cash value of the index underlying the option) at the exercise price. The fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument (or the cash value of the index underlying the option) at the specified exercise price. The buyer of a call option typically attempts to participate in potential price increases of the underlying instrument or index with risk limited to the cost of the option if the price of the underlying instrument or index falls. At the same time, the call option buyer can expect to suffer a loss if the price of the underlying instrument or index does not rise sufficiently to offset the cost of the option.

American Funds Insurance Series	329

The writer of a put or call option takes the opposite side of the transaction from the option purchaser. In return for receipt of the option premium, the writer assumes the obligation to pay or receive the exercise price for the option’s underlying instrument or index if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by entering into opposing close-out transactions in advance of the option expiration date. If the market for the relevant put option is not liquid, however, the writer must be prepared to pay the exercise price while the option is outstanding, regardless of price changes. Writing a call option obligates the writer to, upon exercise of the option, deliver the option’s underlying instrument in return for the exercise price or to make a net cash settlement payment, as applicable. The characteristics of writing call options are similar to those of writing put options, except that writing call options is generally a profitable strategy if prices remain the same or fall. The potential gain for the option seller in such a transaction would be capped at the premium received.

Option contracts can be either equity style (premium is paid in full when the option is opened) or futures style (premium moves as part of variation margin over the life of the option, and is paid in full when the option is closed). For equity style options, premiums paid on options purchased, as well as the daily fluctuation in market value, are included in investment securities from unaffiliated issuers in each fund’s statement of asset and liabilities, and premiums received on options written, as well as the daily fluctuation in market value, are included in options written at value in each fund’s statement of assets and liabilities. For futures style options, on a daily basis for both purchased and written options, the fund pays or receives variation margin based on the premium paid and the daily fluctuation in market value, and records variation margin in the statement of assets and liabilities. Realized gains or losses are recorded at the time the option contract is closed or expires. For purchased options, the net realized gains or losses and net unrealized appreciation or depreciation from equity style options are recorded in investments in unaffiliated issuers in each fund’s statement of operations, and from futures style options are recorded in options purchased (futures style) in each fund’s statement of operations. For written options, the net realized gains or losses and net unrealized appreciation or depreciation are recorded in options written in each fund’s statement of operations.

Option contracts can take different forms. Some of the funds have entered into the following types of options contracts:

Options on equity indexes — As part of their managed risk strategy, the managed risk funds will at times purchase put options on equity indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities.

Options on futures — One of the funds has entered into options on future contracts to seek to manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. An option on a futures contract gives the purchaser of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price on or before the specified expiration date.

Futures contracts — Some of the funds have entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. For the managed risk funds, futures contracts are used to strategically manage portfolio volatility and downside equity risk.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, each fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in each fund’s statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on each fund’s statement of assets and liabilities. Each fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in each fund’s statement of operations.

Forward currency contracts — Some of the funds have entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The series’ investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

330	American Funds Insurance Series

On a daily basis, the series’ investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in each fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in each fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in each fund’s statement of operations.

Swap contracts — Some of the funds have entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the funds enter into bilaterally negotiated swap transactions, the funds will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the funds are required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the funds’ statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the funds’ statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The funds record realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the funds’ statement of operations.

Swap agreements can take different forms. Some of the funds have entered into the following types of swap agreements:

Interest rate swaps — Some of the funds have entered into interest rate swaps, which seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the funds or a portion of the funds’ portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the Secured Overnight Financing Rate (SOFR), prime rate or other benchmark. In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the funds’ current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party.

Credit default swap indices — Some of the funds have entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

American Funds Insurance Series	331

The funds may enter into a CDSI transaction as either protection buyer or protection seller. If the funds are protection buyers, they would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the funds, as protection buyers, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As protection sellers, the funds would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the funds, coupled with the periodic payments previously received by the funds, may be less than the full notional value that the funds, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the funds. Furthermore, as protection sellers, the funds would effectively add leverage to their portfolio because it would have investment exposure to the notional amount of the swap transaction.

The following table presents the average month-end notional amounts of options contracts purchased, futures contracts, forward currency contracts, interest rate swaps and credit default swaps while held for each fund (dollars in thousands):

	Options on futures	Options on equity indexes	Futures contracts	Forward currency contracts	Interest rate swaps	Credit default swaps
New World Fund	Not applicable	Not applicable	$28,095	$15,017	$ 4,663	2,230	[1]
Capital Income Builder	Not applicable	Not applicable	108,346	Not applicable	46,969	6,193
Asset Allocation Fund	Not applicable	Not applicable	3,357,201	Not applicable	396,718	28,501
Global Balanced Fund	Not applicable	Not applicable	40,168	36,810	30,526	1,936
The Bond Fund of America	Not applicable	Not applicable	6,797,857	94,777	797,750	126,431
Capital World Bond Fund	Not applicable	Not applicable	597,982	530,575	315,943	68,094
American High-Income Trust	Not applicable	Not applicable	10,724	Not applicable	Not applicable	11,361
American Funds Mortgage Fund	Not applicable	Not applicable	76,325	Not applicable	6,633	Not applicable
U.S. Government Securities Fund	$140,800	Not applicable	2,329,186	Not applicable	761,456	Not applicable
Managed Risk Growth Fund	Not applicable	382,855	81,657	Not applicable	Not applicable	Not applicable
Managed Risk International Fund	Not applicable	81,835	8,782	Not applicable	Not applicable	Not applicable
Managed Risk Washington Mutual Investors Fund	Not applicable	314,374	16,284	Not applicable	Not applicable	Not applicable
Managed Risk Growth-Income Fund	Not applicable	3,388,886	163,141	Not applicable	Not applicable	Not applicable
Managed Risk Asset Allocation Fund	Not applicable	333,293	115,565	Not applicable	Not applicable	Not applicable

[1]	No contracts were held at the end of the reporting period; amount represents the average month-end notional amount of contracts while they were held.

The following tables identify the location and fair value amounts on each fund’s statement of assets and liabilities and/or the effect on each fund’s statement of operations resulting from each fund’s use of options, futures contracts, forward currency contracts, interest rate swaps and/or credit default swaps as of, or for the year ended, December 31, 2023 (dollars in thousands):

New World Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[2]	$244	Unrealized depreciation[2]	$265
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	100	Unrealized depreciation on open forward currency contracts	213
Forward currency	Currency	Receivables for closed forward currency contracts	18	Payables for closed forward currency contracts	114
Swap (bilateral)	Interest	Bilateral swaps, at value	95	Bilateral swaps, at value	—
			$457		$592

Refer to the end of the tables for footnotes.

332	American Funds Insurance Series

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$461	Net unrealized depreciation on futures contracts	$(114)
Forward currency	Currency	Net realized loss on forward currency contracts	(182)	Net unrealized depreciation on forward currency contracts	(63)
Swap	Interest	Net realized gain on swap contracts	95	Net unrealized appreciation on swap contracts	95
Swap	Credit	Net realized loss on swap contracts	(3)	Net unrealized depreciation on swap contracts	(2)
			$371		$(84)

International Growth and Income Fund

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$2	Net unrealized depreciation on forward currency contracts	$(5)

Capital Income Builder

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[2]	$2,456	Unrealized depreciation[2]	$—
Swap (centrally cleared)	Interest	Unrealized appreciation[2]	231	Unrealized depreciation[2]	177
Swap (centrally cleared)	Credit	Unrealized appreciation[2]	380	Unrealized depreciation[2]	—
			$3,067		$177

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(4,166)	Net unrealized appreciation on futures contracts	$2,535
Swap	Interest	Net realized gain on swap contracts	1,408	Net unrealized depreciation on swap contracts	(1,466)
Swap	Credit	Net realized gain on swap contracts	164	Net unrealized appreciation on swap contracts	427
			$(2,594)		$1,496

Refer to the end of the tables for footnotes.

American Funds Insurance Series	333

Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[2]	$37,187	Unrealized depreciation[2]	$30,011
Swap (centrally cleared)	Interest	Unrealized appreciation[2]	1,160	Unrealized depreciation[2]	20
Swap (centrally cleared)	Credit	Unrealized appreciation[2]	96	Unrealized depreciation[2]	—
			$38,443		$30,031

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(72,113)	Net unrealized appreciation on futures contracts	$8,342
Swap	Interest	Net realized loss on swap contracts	(3,172)	Net unrealized appreciation on swap contracts	1,140
Swap	Credit	Net realized loss on swap contracts	(2,612)	Net unrealized appreciation on swap contracts	1,719
			$(77,897)		$11,201

American Funds Global Balanced Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[2]	$546	Unrealized depreciation[2]	$199
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	672	Unrealized depreciation on open forward currency contracts	354
Forward currency	Currency	Receivables for closed forward currency contracts	27	Payables for closed forward currency contracts	174
Swap (centrally cleared)	Interest	Unrealized appreciation[2]	241	Unrealized depreciation[2]	322
Swap (centrally cleared)	Credit	Unrealized appreciation[2]	11	Unrealized depreciation[2]	1
			$1,497		$1,050

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(107)	Net unrealized appreciation on futures contracts	$720
Forward currency	Currency	Net realized loss on forward currency contracts	(1,387)	Net unrealized depreciation on forward currency contracts	(218)
Swap	Interest	Net realized loss on swap contracts	(992)	Net unrealized appreciation on swap contracts	935
Swap	Credit	Net realized loss on swap contracts	(49)	Net unrealized appreciation on swap contracts	3
			$(2,535)		$1,440

Refer to the end of the tables for footnotes.

334	American Funds Insurance Series

The Bond Fund of America

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[2]	$109,286	Unrealized depreciation[2]	$51,016
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	35	Unrealized depreciation on open forward currency contracts	931
Swap (centrally cleared)	Interest	Unrealized appreciation[2]	2,718	Unrealized depreciation[2]	2,363
Swap (centrally cleared)	Credit	Unrealized appreciation[2]	—	Unrealized depreciation[2]	1,469
			$112,039		$55,779

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(169,252)	Net unrealized appreciation on futures contracts	$65,223
Forward currency	Currency	Net realized gain on forward currency contracts	1,833	Net unrealized depreciation on forward currency contracts	(4,543)
Swap	Interest	Net realized gain on swap contracts	9,818	Net unrealized depreciation on swap contracts	(8,721)
Swap	Credit	Net realized loss on swap contracts	(15,513)	Net unrealized appreciation on swap contracts	5,540
			$(173,114)		$57,499

Capital World Bond Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[2]	$8,176	Unrealized depreciation[2]	$2,274
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	9,188	Unrealized depreciation on open forward currency contracts	5,355
Forward currency	Currency	Receivables for closed forward currency contracts	213	Payables for closed forward currency contracts	1,748
Swap (centrally cleared)	Interest	Unrealized appreciation[2]	2,958	Unrealized depreciation[2]	4,121
Swap (bilateral)	Interest	Bilateral swaps, at value	278	Bilateral swaps, at value	—
Swap (centrally cleared)	Credit	Unrealized appreciation[2]	518	Unrealized depreciation[2]	—
			$21,331		$13,498

Refer to the end of the tables for footnotes.

American Funds Insurance Series	335

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(3,487)	Net unrealized appreciation on futures contracts	$9,889
Forward currency	Currency	Net realized loss on forward currency contracts	(19,300)	Net unrealized depreciation on forward currency contracts	(720)
Swap	Interest	Net realized loss on swap contracts	(9,887)	Net unrealized appreciation on swap contracts	10,081
Swap	Credit	Net realized gain on swap contracts	1,317	Net unrealized appreciation on swap contracts	51
			$(31,357)		$19,301

American High-Income Trust

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[2]	$114	Unrealized depreciation[2]	$105
Swap (centrally cleared)	Credit	Unrealized appreciation[2]	20	Unrealized depreciation[2]	—
			$134		$105

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$105	Net unrealized appreciation on futures contracts	$97
Swap	Credit	Net realized loss on swap contracts	(813)	Net unrealized appreciation on swap contracts	174
			$(708)		$271

American Funds Mortgage Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation[2]	$1,564	Unrealized depreciation[2]	$564
Swap (centrally cleared)	Interest	Unrealized appreciation[2]	12	Unrealized depreciation[2]	2
			$1,576		$566

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(1,723)	Net unrealized appreciation on futures contracts	$1,075
Swap	Interest	Net realized gain on swap contracts	802	Net unrealized depreciation on swap contracts	(780)
			$(921)		$295

Refer to the end of the tables for footnotes.

336	American Funds Insurance Series

U.S. Government Securities Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased (equity style)	Interest	Investment securities from unaffiliated issuers	$577	Investment securities from unaffiliated issuers	$—
Options written (equity style)	Interest	Options written, at value	—	Options written, at value	824
Futures	Interest	Unrealized appreciation[2]	28,108	Unrealized depreciation[2]	9,290
Swap (centrally cleared)	Interest	Unrealized appreciation[2]	18,404	Unrealized depreciation[2]	3,351
			$47,089		$13,465

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased (equity style)	Interest	Net realized gain on investments in unaffiliated issuers	$46	Net unrealized appreciation on investments in unaffiliated issuers	$256
Options written	Interest	Net realized gain on options written	19	Net unrealized depreciation on options written	(343)
Futures	Interest	Net realized loss on futures contracts	(42,489)	Net unrealized appreciation on futures contracts	21,994
Swap	Interest	Net realized loss on swap contracts	(4,725)	Net unrealized appreciation on swap contracts	6,257
			$(47,149)		$28,164

Managed Risk Growth Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$968	Investment securities from unaffiliated issuers[3]	$—
Futures	Equity	Unrealized appreciation[2]	390	Unrealized depreciation[2]	—
Futures	Interest	Unrealized appreciation[2]	91	Unrealized depreciation[2]	—
			1,449		—

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(3,861)	Net unrealized depreciation on investments in unaffiliated issuers	$(326)
Futures	Currency	Net realized loss on futures contracts	(246)	Net realized appreciation on futures contracts	14
Futures	Equity	Net realized loss on futures contracts	(19,054)	Net realized depreciation on futures contracts	(7,156)
Futures	Interest	Net realized loss on futures contracts	(4,142)	Net realized appreciation on futures contracts	138
			(27,303)		(7,330)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	337

Managed Risk International Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$324	Investment securities from unaffiliated issuers[3]	$—
Futures	Equity	Unrealized appreciation[2]	—	Unrealized depreciation[2]	65
Futures	Interest	Unrealized appreciation[2]	26	Unrealized depreciation[2]	—
			$350		$65

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(1,109)	Net unrealized appreciation on investments in unaffiliated issuers	$40
Futures	Equity	Net realized loss on futures contracts	(6,136)	Net realized depreciation on futures contracts	(1,089)
Futures	Interest	Net realized loss on futures contracts	(732)	Net realized appreciation on futures contracts	39
			$(7,977)		$(1,010)

Managed Risk Washington Mutual Investors Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$482	Investment securities from unaffiliated issuers[3]	$—
Futures	Equity	Unrealized appreciation[2]	256	Unrealized depreciation[2]	—
Futures	Interest	Unrealized appreciation[2]	65	Unrealized depreciation[2]	—
			$803		$—

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(3,516)	Net unrealized depreciation on investments in unaffiliated issuers	$(48)
Futures	Currency	Net realized loss on futures contracts	(106)	Net realized depreciation on futures contracts	(63)
Futures	Equity	Net realized loss on futures contracts	(7,724)	Net realized depreciation on futures contracts	(2,364)
Futures	Interest	Net realized loss on futures contracts	(960)	Net realized appreciation on futures contracts	146
			$(12,306)		$(2,329)

Refer to the end of the tables for footnotes.

338	American Funds Insurance Series

Managed Risk Growth-Income Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$4,657	Investment securities from unaffiliated issuers[3]	$—
Futures	Equity	Unrealized appreciation[2]	1,908	Unrealized depreciation[2]	—
Futures	Interest	Unrealized appreciation[2]	140	Unrealized depreciation[2]	—
			$6,705		$—

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(37,878)	Net unrealized depreciation on investments in unaffiliated issuers	$(497)
Futures	Currency	Net realized loss on futures contracts	(1,110)	Net realized depreciation on futures contracts	(359)
Futures	Equity	Net realized loss on futures contracts	(38,266)	Net realized depreciation on futures contracts	(14,561)
Futures	Interest	Net realized loss on futures contracts	(4,527)	Net realized appreciation on futures contracts	317
			$(81,771)		$(15,100)

Managed Risk Asset Allocation Fund

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Options purchased	Equity	Investment securities from unaffiliated issuers[3]	$693	Investment securities from unaffiliated issuers[3]	$—
Futures	Equity	Unrealized appreciation[2]	392	Unrealized depreciation[2]	—
Futures	Interest	Unrealized appreciation[2]	1,013	Unrealized depreciation[2]	—
			$2,098		$—

		Net realized gain (loss)		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Options purchased	Equity	Net realized loss on investments in unaffiliated issuers	$(4,444)	Net unrealized appreciation on investments in unaffiliated issuers	$693
Futures	Currency	Net realized loss on futures contracts	(765)	Net realized depreciation on futures contracts	(149)
Futures	Equity	Net realized loss on futures contracts	(40,978)	Net realized depreciation on futures contracts	(13,203)
Futures	Interest	Net realized loss on futures contracts	(4,649)	Net realized appreciation on futures contracts	1,175
			$(50,836)		$(11,484)

[2]	Includes cumulative appreciation/depreciation on futures contracts, centrally cleared interest rate swaps and/or centrally cleared credit default swaps as reported in the applicable table following each fund’s investment portfolio. Only current day’s variation margin is reported within each fund’s statement of assets and liabilities.
[3]	Includes options purchased as reported in each fund’s investment portfolio.

American Funds Insurance Series	339

Collateral — Some funds either receive or pledge highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and/or their use of option contracts, futures contracts, forward currency contracts, interest rate swaps, credit default swaps and/or future delivery contracts. For securities lending, each participating fund receives collateral in exchange for lending investment securities. The lending agent may reinvest collateral from securities lending transactions according to agreed parameters. For options on equity indexes, options on futures, futures contracts, centrally cleared interest rate swaps and centrally cleared credit default swaps, the program calls for each participating fund to pledge collateral for initial and variation margin by contract. For forward currency contracts and bilateral swaps, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by counterparty. For future delivery contracts, the program calls for each participating fund to either receive or pledge collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by each participating fund, if any, is disclosed in each fund’s investment portfolio, and cash collateral pledged by each participating fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in each fund’s statement of assets and liabilities.

Rights of offset — Funds that hold forward currency contracts and bilateral swaps have enforceable master netting agreements with certain counterparties, where amounts payable by each party to the other in the same currency (with the same settlement date and with the same counterparty) are settled net of each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the funds do not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statements of assets and liabilities.

The tables on the following pages present each fund’s forward currency contracts and bilateral swaps by counterparty that are subject to master netting agreements but that are not offset in the funds’ statements of assets and liabilities. The net amount column shows the impact of offsetting on the funds’ statement of assets and liabilities as of December 31, 2023, if close-out netting was exercised (dollars in thousands):

New World Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$59	$—	$—	$—	$59
Barclays Bank PLC	53	(2)	—	—	51
Citibank	52	(52)	—	—	—
JPMorgan Chase	40	—	—	—	40
Morgan Stanley	8	(8)	—	—	—
Standard Chartered Bank	1	—	—	—	1
Total	$213	$(62)	$—	$—	$151
Liabilities:
Barclays Bank PLC	$2	$(2)	$—	$—	$—
Citibank	165	(52)	—	—	113
Goldman Sachs	28	—	—	—	28
HSBC Bank	82	—	—	—	82
Morgan Stanley	50	(8)	—	—	42
Total	$327	$(62)	$—	$—	$265

Refer to the end of the tables for footnote.

340	American Funds Insurance Series

American Funds Global Balanced Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$29	$(11)	$—	$—	$18
Bank of New York Mellon	1	—	—	—	1
BNP Paribas	11	(11)	—	—	—
Citibank	42	(42)	—	—	—
Goldman Sachs	78	(9)	—	—	69
HSBC Bank	335	(161)	(174)	—	—
JPMorgan Chase	2	(2)	—	—	—
Morgan Stanley	188	(2)	—	—	186
Standard Chartered Bank	3	(3)	—	—	—
UBS AG	10	(10)	—	—	—
Total	$699	$(251)	$(174)	$—	$274
Liabilities:
Bank of America	$11	$(11)	$—	$—	$—
BNP Paribas	23	(11)	—	—	12
Citibank	189	(42)	—	—	147
Goldman Sachs	9	(9)	—	—	—
HSBC Bank	161	(161)	—	—	—
JPMorgan Chase	97	(2)	—	—	95
Morgan Stanley	2	(2)	—	—	—
Standard Chartered Bank	23	(3)	—	—	20
UBS AG	13	(10)	—	—	3
Total	$528	$(251)	$—	$—	$277

The Bond Fund of America

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Morgan Stanley	$35	$(35)	$—	$—	$—
Liabilities:
Bank of America	$572	$—	$(572)	$—	$—
Citibank	285	—	(261)	—	24
Morgan Stanley	74	(35)	—	—	39
Total	$931	$(35)	$(833)	$—	$63

Refer to the end of the tables for footnote.

American Funds Insurance Series	341

Capital World Bond Fund

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$345	$(95)	$(250)	$—	$—
BNP Paribas	271	(271)	—	—	—
Citibank	895	(895)	—	—	—
Goldman Sachs	841	(530)	—	(310)	1
HSBC Bank	5,543	(2,311)	—	(3,230)	2
JPMorgan Chase	53	(53)	—	—	—
Morgan Stanley	1,377	(142)	—	(740)	495
Standard Chartered Bank	204	(204)	—	—	—
UBS AG	150	(150)	—	—	—
Total	$9,679	$(4,651)	$(250)	$(4,280)	$498
Liabilities:
Bank of America	$95	$(95)	$—	$—	$—
Bank of New York Mellon	9	—	—	—	9
BNP Paribas	665	(271)	(394)	—	—
Citibank	2,151	(895)	(1,256)	—	—
Goldman Sachs	530	(530)	—	—	—
HSBC Bank	2,311	(2,311)	—	—	—
JPMorgan Chase	746	(53)	(520)	—	173
Morgan Stanley	142	(142)	—	—	—
Standard Chartered Bank	259	(204)	—	—	55
UBS AG	195	(150)	—	—	45
Total	$7,103	$(4,651)	$(2,170)	$—	$282

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — Each fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2023, none of the funds had a liability for any unrecognized tax benefits. Each fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in their respective statements of operations. During the year, none of the funds incurred any significant interest or penalties.

Each fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

342	American Funds Insurance Series

Non-U.S. taxation — Dividend and interest income, if any, are recorded net of non-U.S. taxes paid. The funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the funds filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended December 31, 2023, some of the funds recognized reclaims (net of fees and the effect of realized gain or loss from currency translations) and interest related to European court rulings as follows (dollars in thousands):

Fund	Reclaims	Fees	Interest
Global Growth Fund	$695	$23	$144
Growth Fund	386	3	16
International Fund	11,142	52	649
New World Fund	269	3	—
Capital World Growth and Income Fund	212	6	12
Growth-Income Fund	266	15	14
International Growth and Income Fund	397	2	25
Asset Allocation Fund	313	2	18
American Funds Global Balanced Fund	8	—	—	*

*	Amount less than one thousand.

The reclaims and interest are included in dividend income and interest income, respectively, in each fund’s statements of operations. Gains realized by the funds on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The funds generally record an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

Additional tax basis disclosures for each fund as of December 31, 2023, were as follows (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund	New World Fund	Washington Mutual Investors Fund
Undistributed ordinary income	$49,194	$64,690	$95,057	$16,271	$12,831	$41,555
Undistributed long-term capital gains	226,821	72,052	977,737	—	15,882	87,738
Capital loss carryforward*	—	—	—	(540,672)	—	—
Gross unrealized appreciation on investments	3,208,984	843,921	19,851,835	2,080,435	1,058,231	3,148,891
Gross unrealized depreciation on investments	(212,187)	(185,767)	(852,697)	(335,527)	(130,381)	(162,104)
Net unrealized appreciation (depreciation) on investments	2,996,797	658,154	18,999,138	1,744,908	927,850	2,986,787
Cost of investments	4,708,476	2,556,437	20,384,607	5,471,738	2,468,897	7,294,291
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	1	(2)	13	—	—	—

Refer to the end of the tables for footnote.

American Funds Insurance Series	343

	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder	Asset Allocation Fund	American Funds Global Balanced Fund
Undistributed ordinary income	$7,472	$158,609	$1,604	$16,757	$128,322	$1,794
Undistributed long-term capital gains	—	1,734,565	—	—	1,145,873	—
Capital loss carryforward*	(69,742)	—	(23,775)	(25,818)	—	(3,502)
Capital loss carryforward utilized	2,434	—	53	2,422	—	—
Gross unrealized appreciation on investments	626,444	16,595,947	62,303	223,042	6,602,025	64,172
Gross unrealized depreciation on investments	(63,664)	(497,248)	(23,030)	(37,893)	(833,010)	(13,761)
Net unrealized appreciation (depreciation) on investments	562,780	16,098,699	39,273	185,149	5,769,015	50,411
Cost of investments	1,301,350	21,447,639	290,532	1,127,909	21,205,158	354,511
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	(1)	(1)	—	(11)	(2)	1

	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund
Undistributed ordinary income	$75,445	$2,620	$9,868	$855	$3,298	$11,745
Capital loss carryforward*	(1,359,397)	(186,363)	(331,897)	(11,994)	(1)	(254,504)
Gross unrealized appreciation on investments	241,914	53,290	43,905	2,347	10	46,896
Gross unrealized depreciation on investments	(439,016)	(99,954)	(53,417)	(2,237)	(117)	(59,327)
Net unrealized appreciation (depreciation) on investments	(197,102)	(46,664)	(9,512)	110	(107)	(12,431)
Cost of investments	13,008,643	1,732,535	870,393	126,556	386,032	1,751,296
Reclassification from (to) total distributable earnings/accumulated loss to (from) capital paid in on shares of beneficial interest	1	(36)	1	—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Undistributed ordinary income	$2,419	$1,560	$5,147	$30,091	$36,425
Undistributed long-term capital gains	—	—	—	28,787	28,917
Capital loss carryforward*	(12,281)	(13,949)	(17,511)	—	—
Gross unrealized appreciation on investments	85,072	11,102	23,676	182,631	38,432
Gross unrealized depreciation on investments	(102,768)	(24,997)	(27,806)	(84,152)	(32,809)
Net unrealized appreciation (depreciation) on investments	(17,696)	(13,895)	(4,130)	98,479	5,623
Cost of investments	525,518	138,074	328,476	2,089,128	2,099,330

*	Each fund’s capital loss carryforward will be used to offset any capital gains realized by the fund in future years. Funds with a capital loss carryforward will not make distributions from capital gains while a capital loss carryforward remains.

344	American Funds Insurance Series

Distributions paid by each fund were characterized for tax purposes as follows (dollars in thousands):

Global Growth Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$36,245	$238,315	$274,560	$39,498	$361,119	$400,617
Class 1A	148	1,195	1,343	141	1,617	1,758
Class 2	30,048	259,863	289,911	32,689	386,947	419,636
Class 4	4,681	49,927	54,608	4,312	66,240	70,552
Total	$71,122	$549,300	$620,422	$76,640	$815,923	$892,563

Global Small Capitalization Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$4,595	$11,794	$16,389	$47,544	$285,173	$332,717
Class 1A	12	59	71	209	1,252	1,461
Class 2	4,713	23,554	28,267	94,748	568,298	663,046
Class 4	76	3,623	3,699	13,417	80,475	93,892
Total	$9,396	$39,030	$48,426	$155,918	$935,198	$1,091,116

Growth Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$93,186	$861,352	$954,538	$319,915	$1,912,725	$2,232,640
Class 1A	926	13,243	14,169	3,677	23,411	27,088
Class 2	58,531	924,799	983,330	311,929	2,152,577	2,464,506
Class 3	883	11,837	12,720	4,207	28,163	32,370
Class 4	5,132	167,524	172,656	43,665	340,245	383,910
Total	$158,658	$1,978,755	$2,137,413	$683,393	$4,457,121	$5,140,514

International Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$50,154	$—	$50,154	$94,903	$448,918	$543,821
Class 1A	150	—	150	281	1,398	1,679
Class 2	42,608	—	42,608	86,539	450,228	536,767
Class 3	219	—	219	431	2,195	2,626
Class 4	4,367	—	4,367	9,244	52,350	61,594
Total	$97,498	$—	$97,498	$191,398	$955,089	$1,146,487

American Funds Insurance Series	345

New World Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$28,772	$—	$28,772	$60,201	$129,123	$189,324
Class 1A	146	—	146	317	724	1,041
Class 2	11,303	—	11,303	26,575	61,661	88,236
Class 4	9,222	—	9,222	22,718	56,063	78,781
Total	$49,443	$—	$49,443	$109,811	$247,571	$357,382

Washington Mutual Investors Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$118,356	$52,370	$170,726	$351,097	$1,068,126	$1,419,223
Class 1A	338	194	532	3,359	10,665	14,024
Class 2	51,574	26,108	77,682	173,751	551,636	725,387
Class 4	20,772	11,035	31,807	61,406	196,768	258,174
Total	$191,040	$89,707	$280,747	$589,613	$1,827,195	$2,416,808

Capital World Growth and Income Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$11,646	$—	$11,646	$32,166	$109,599	$141,765
Class 1A	125	—	125	337	1,188	1,525
Class 2	18,495	—	18,495	57,060	205,827	262,887
Class 4	3,732	—	3,732	10,246	37,875	48,121
Total	$33,998	$—	$33,998	$99,809	$354,489	$454,298

Growth-Income Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$327,645	$1,077,919	$1,405,564	$597,601	$1,754,172	$2,351,773
Class 1A	440	1,649	2,089	784	2,464	3,248
Class 2	164,035	642,837	806,872	328,556	1,071,265	1,399,821
Class 3	1,848	6,857	8,705	3,597	11,428	15,025
Class 4	22,003	96,356	118,359	41,526	145,017	186,543
Total	$515,971	$1,825,618	$2,341,589	$972,064	$2,984,346	$3,956,410

International Growth and Income Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$394	$—	$394	$397	$6,104	$6,501
Class 1A	151	—	151	147	2,108	2,255
Class 2	3,949	—	3,949	4,951	81,276	86,227
Class 4	3,139	—	3,139	3,387	55,677	59,064
Total	$7,633	$—	$7,633	$8,882	$145,165	$154,047

346	American Funds Insurance Series

Capital Income Builder

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$19,561	$—	$19,561	$17,636	$—	$17,636
Class 1A	290	—	290	270	—	270
Class 2	410	—	410	354	—	354
Class 4	14,650	—	14,650	13,728	—	13,728
Total	$34,911	$—	$34,911	$31,988	$—	$31,988

Asset Allocation Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$364,001	$578,217	$942,218	$476,426	$1,525,081	$2,001,507
Class 1A	663	1,038	1,701	708	2,098	2,806
Class 2	91,196	163,182	254,378	124,332	440,697	565,029
Class 3	644	1,097	1,741	845	2,914	3,759
Class 4	111,055	215,145	326,200	142,374	538,249	680,623
Total	$567,559	$958,679	$1,526,238	$744,685	$2,509,039	$3,253,724

American Funds Global Balanced Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$1,780	$11,386	$13,166	$72	$498	$570
Class 1A	43	310	353	2	13	15
Class 2	2,558	18,886	21,444	123	850	973
Class 4	1,750	14,227	15,977	85	589	674
Total	$6,131	$44,809	$50,940	$282	$1,950	$2,232

The Bond Fund of America

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$246,119	$—	$246,119	$235,158	$60,668	$295,826
Class 1A	8,577	—	8,577	7,470	1,700	9,170
Class 2	97,823	—	97,823	98,333	27,763	126,096
Class 4	30,097	—	30,097	24,749	7,113	31,862
Total	$382,616	$—	$382,616	$365,710	$97,244	$462,954

Capital World Bond Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class 1	$—	$—	$—	$2,151	$11,752	$13,903
Class 1A	—	—	—	3	20	23
Class 2	—	—	—	2,087	13,752	15,839
Class 4	—	—	—	120	945	1,065
Total	$—	$—	$—	$4,361	$26,469	$30,830

American Funds Insurance Series	347

American High-Income Trust

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$15,308	$—	$15,308	$18,444		$—	$18,444
Class 1A	171	—	171	100		—	100
Class 2	36,274	—	36,274	42,707		—	42,707
Class 3	556	—	556	694		—	694
Class 4	5,957	—	5,957	5,827		—	5,827
Total	$58,266	$—	$58,266	$67,772		$—	$67,772

American Funds Mortgage Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$656	$—	$656	$15		$—	$15
Class 1A	71	—	71	37		—	37
Class 2	1,633	—	1,633	995		—	995
Class 4	1,600	—	1,600	746		—	746
Total	$3,960	$—	$3,960	$1,793		$—	$1,793

Ultra-Short Bond Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$1,981	$—	$1,981	$348		$—	$348
Class 1A	5	—	5	—	†	—	—	†
Class 2	12,823	—	12,823	1,570		—	1,570
Class 3	198	—	198	26		—	26
Class 4	2,524	—	2,524	293		—	293
Total	$17,531	$—	$17,531	$2,237		$—	$2,237

U.S. Government Securities Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income		Long-term capital gains	Total distributions paid
Class 1	$9,817	$—	$9,817	$10,360		$—	$10,360
Class 1A	171	—	171	153		—	153
Class 2	39,205	—	39,205	42,631		—	42,631
Class 3	219	—	219	292		—	292
Class 4	6,275	—	6,275	7,040		—	7,040
Total	$55,687	$—	$55,687	$60,476		$—	$60,476

Refer to the end of the tables for footnote.

348	American Funds Insurance Series

Managed Risk Growth Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$129	$2,315	$2,444	$162	$1,634	$1,796
Class P2	5,596	103,643	109,239	6,629	81,821	88,450
Total	$5,725	$105,958	$111,683	$6,791	$83,455	$90,246

Managed Risk International Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$29	$127	$156	$69	$—	$69
Class P2	1,939	8,757	10,696	4,206	—	4,206
Total	$1,968	$8,884	$10,852	$4,275	$—	$4,275

Managed Risk Washington Mutual Investors Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$58	$363	$421	$127	$—	$127
Class P2	5,936	41,630	47,566	14,544	—	14,544
Total	$5,994	$41,993	$47,987	$14,671	$—	$14,671

Managed Risk Growth-Income Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$30,230	$230,056	$260,286	$43,232	$44,484	$87,716
Class P2	3,723	33,365	37,088	5,626	6,461	12,087
Total	$33,953	$263,421	$297,374	$48,858	$50,945	$99,803

Managed Risk Asset Allocation Fund

	Year ended December 31, 2023			Year ended December 31, 2022
Share class	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Class P1	$164	$851	$1,015	$176	$254	$430
Class P2	38,569	247,531	286,100	51,616	86,918	138,534
Total	$38,733	$248,382	$287,115	$51,792	$87,172	$138,964

†	Amount less than one thousand.

7. Fees and transactions

CRMC, the series’ investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the distributor of the series’ shares, and American Funds Service Company® (“AFS”), the series’ transfer agent. CRMC, AFD and AFS are considered related parties to the series.

American Funds Insurance Series	349

Investment advisory services — The series has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as net asset levels increase. CRMC receives investment advisory fees from the underlying funds held by the managed risk funds, which are included in the unaudited net effective expense ratios that are provided as additional information in the financial highlights tables. Subadvisory fees for the managed risk funds are paid by CRMC to Milliman FRM. The managed risk funds are not responsible for paying any subadvisory fees.

Investment advisory services waivers — CRMC is waiving a portion of its investment advisory services fees for some of the funds. For the year ended December 31, 2023, total investment advisory services fees waived by CRMC were $54,733,000. CRMC does not intend to recoup these waivers. Investment advisory fees in each fund’s statement of operations are presented gross of any waivers from CRMC.

The range of rates, net asset levels and the current annualized rates of average daily net assets for each fund before and after any investment advisory services waivers, if applicable, are as follows:

	Rates		Net asset level (in billions)		For the year ended December 31,	For the year ended December 31,
Fund	Beginning with	Ending with	Up to	In excess of	2023, before waiver	2023, after waiver
Global Growth Fund	.475%	.435%	$15.0	$15.0	.475%	.365%
Global Small Capitalization Fund	.647	.615	15.0	15.0	.647	.597
Growth Fund	.500	.275	.6	44.0	.313	.313
International Fund	.478	.430	15.0	21.0	.478	.478
New World Fund	.577	.510	15.0	15.0	.577	.507
Washington Mutual Investors Fund	.374	.350	15.0	15.0	.374	.234
Capital World Growth and Income Fund	.475	.435	15.0	15.0	.475	.365
Growth-Income Fund	.500	.217	.6	44.0	.255	.255
International Growth and Income Fund	.478	.450	15.0	15.0	.478	.468
Capital Income Builder	.357	.330	15.0	15.0	.357	.217
Asset Allocation Fund	.500	.236	.6	34.0	.267	.267
American Funds Global Balanced Fund	.446	.420	15.0	15.0	.446	.436
The Bond Fund of America	.352	.320	15.0	15.0	.352	.162
Capital World Bond Fund	.431	.360	15.0	15.0	.431	.431
American High-Income Trust	.404	.386	15.0	15.0	.404	.264
American Funds Mortgage Fund	.295	.280	15.0	15.0	.295	.175
Ultra-Short Bond Fund	.257	.242	15.0	15.0	.257	.257
U.S. Government Securities Fund	.295	.280	15.0	15.0	.295	.175
Managed Risk Growth Fund	.150		all		.150	.100
Managed Risk International Fund	.150		all		.150	.100
Managed Risk Washington Mutual Investors Fund	.150		all		.150	.100
Managed Risk Growth-Income Fund	.150		all		.150	.100
Managed Risk Asset Allocation Fund	.150		all		.150	.100

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The series has plans of distribution for all share classes except Class 1. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for payments to pay service fees to firms that have entered into agreements with the series. These payments, based on an annualized percentage of average daily net assets, range from 0.18% to 0.50% as noted in the table below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans.

Share class	Currently approved limits	Plan limits
Class 1A	0.00%	0.25%
Class 2	0.25	0.25
Class 3	0.18	0.18
Class 4	0.25	0.25
Class P1	0.00	0.25
Class P2	0.25	0.50

350	American Funds Insurance Series

Insurance administrative services — The series has an insurance administrative services plan for Class 1A, 4, P1 and P2 shares. Under the plan, these share classes pay 0.25% of each insurance company’s respective average daily net assets in each share class to compensate the insurance companies for services provided to their separate accounts and contractholders for which the shares of the fund are beneficially owned as underlying investments of such contractholders’ annuities. These services include, but are not limited to, maintenance, shareholder communications and transactional services. The insurance companies are not related parties to the series.

Transfer agent services — The series has a shareholder services agreement with AFS under which the funds compensate AFS for providing transfer agent services to all of the funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the managed risk funds reimburse AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The series has an administrative services agreement with CRMC under which each fund compensates CRMC for providing administrative services to all of the funds’ share classes except Class P1 and P2 shares. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on each fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides each fund, other than the managed risk funds, the ability to charge an administrative services fee at the annual rate of 0.05% of average daily net assets attributable to each share class. Currently each fund, other than the managed-risk funds, pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets of each share class for CRMC’s provision of administrative services. For the managed risk funds, CRMC receives administrative services fees at an annual rate of 0.03% of average daily net assets from Class 1 shares of the underlying funds for administrative services provided to the series.

Accounting and administrative services — The managed risk funds have a subadministration agreement with Bank of New York Mellon (“BNY Mellon”) under which the fund compensates BNY Mellon for providing accounting and administrative services to each of the managed risk funds’ share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY Mellon is not a related party to the managed risk funds.

Class-specific expenses under the agreements described above were as follows (dollars in thousands):

Global Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$958
Class 1A	$—	$40	5
Class 2	8,446	Not applicable	1,013
Class 4	1,632	1,632	196
Total class-specific expenses	$10,078	$1,672	$2,172

Global Small Capitalization Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$286
Class 1A	$—	$12	2
Class 2	4,489	Not applicable	539
Class 4	693	693	83
Total class-specific expenses	$5,182	$705	$910

Growth Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$4,634
Class 1A	$—	$592	71
Class 2	40,663	Not applicable	4,880
Class 3	384	Not applicable	64
Class 4	7,328	7,328	879
Total class-specific expenses	$48,375	$7,920	$10,528

International Fund
Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$979
Class 1A	$—	$28	3
Class 2	8,181	Not applicable	982
Class 3	29	Not applicable	5
Class 4	983	983	118
Total class-specific expenses	$9,193	$1,011	$2,087

American Funds Insurance Series	351

New World Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$513
Class 1A	$—	$24	3
Class 2	1,965	Not applicable	236
Class 4	1,857	1,857	223
Total class-specific expenses	$3,822	$1,881	$975

Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,704
Class 1A	$—	$95	12
Class 2	6,962	Not applicable	836
Class 4	2,962	2,962	355
Total class-specific expenses	$9,924	$3,057	$2,907

Capital World Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$168
Class 1A	$—	$16	2
Class 2	2,509	Not applicable	301
Class 4	515	515	62
Total class-specific expenses	$3,024	$531	$533

Growth-Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$6,192
Class 1A	$—	$79	9
Class 2	30,198	Not applicable	3,624
Class 3	238	Not applicable	40
Class 4	4,509	4,509	541
Total class-specific expenses	$34,945	$4,588	$10,406

International Growth and Income Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$4
Class 1A	$—	$14	2
Class 2	406	Not applicable	49
Class 4	330	330	39
Total class-specific expenses	$736	$344	$94

Capital Income Builder

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$182
Class 1A	$—	$25	3
Class 2	35	Not applicable	4
Class 4	1,354	1,354	163
Total class-specific expenses	$1,389	$1,379	$352

Asset Allocation Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$4,520
Class 1A	$—	$71	9
Class 2	10,446	Not applicable	1,253
Class 3	51	Not applicable	9
Class 4	13,745	13,745	1,649
Total class-specific expenses	$24,242	$13,816	$7,440

American Funds Global Balanced Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$29
Class 1A	$—	$7	1
Class 2	394	Not applicable	47
Class 4	296	296	35
Total class-specific expenses	$690	$303	$112

The Bond Fund of America

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$1,990
Class 1A	$—	$594	71
Class 2	7,105	Not applicable	853
Class 4	2,136	2,136	256
Total class-specific expenses	$9,241	$2,730	$3,170

Capital World Bond Fund

Share class	Distribution services	Insurance administrative services	Administrative services
Class 1	Not applicable	Not applicable	$196
Class 1A	$—	$3	—	*
Class 2	1,886	Not applicable	226
Class 4	133	133	16
Total class-specific expenses	$2,019	$136	$438

Refer to the end of the tables for footnote.

352	American Funds Insurance Series

American High-Income Trust

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$66
Class 1A	$—	$6		1
Class 2	1,303	Not applicable		156
Class 3	15	Not applicable		2
Class 4	221	221		27
Total class-specific expenses	$1,539	$227		$252

American Funds Mortgage Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$4
Class 1A	$—	$4		1
Class 2	111	Not applicable		13
Class 4	107	108		13
Total class-specific expenses	$218	$112		$31

Ultra-Short Bond Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$13
Class 1A	$—	$—	*	—	*
Class 2	713	Not applicable		86
Class 3	8	Not applicable		1
Class 4	167	167		20
Total class-specific expenses	$888	$167		$120

U.S. Government Securities Fund

Share class	Distribution services	Insurance administrative services		Administrative services
Class 1	Not applicable	Not applicable		$74
Class 1A	$—	$11		1
Class 2	2,652	Not applicable		318
Class 3	11	Not applicable		2
Class 4	462	461		56
Total class-specific expenses	$3,125	$472		$451

Managed Risk Growth Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$26
Class P2	$1,174	1,174
Total class-specific expenses	$1,174	$1,200

Managed Risk International Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$4
Class P2	$305	305
Total class-specific expenses	$305	$309

Managed Risk Washington Mutual Investors Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$7
Class P2	$786	786
Total class-specific expenses	$786	$793

Managed Risk Growth-Income Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$4,635
Class P2	$673	673
Total class-specific expenses	$673	$5,308

Managed Risk Asset Allocation Fund

Share class	Distribution services	Insurance administrative services
Class P1	Not applicable	$19
Class P2	$5,253	5,253
Total class-specific expenses	$5,253	$5,272

*	Amount less than one thousand.

American Funds Insurance Series	353

Miscellaneous fee reimbursements — CRMC reimbursed a portion of miscellaneous fees and expenses for Managed Risk International Fund and Managed Risk Washington Mutual Investors Fund. These reimbursements may be adjusted or discontinued by CRMC, subject to any restrictions in the series’ prospectus. For the year ended December 31, 2023, total fees and expenses reimbursed by CRMC were $67,000. CRMC does not intend to recoup these reimbursements. Fees and expenses in each fund’s statement of operations are presented gross of any reimbursements from CRMC.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the funds, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the funds and vary according to the total returns of the selected funds. Trustees’ compensation, shown on the accompanying financial statements, reflects current fees (either paid in cash or deferred) and a net increase in the value of the deferred amounts as follows (dollars in thousands):

Fund	Current fees		Increase in value of deferred amounts		Total trustees compensation
Global Growth Fund	$20		$9		$29
Global Small Capitalization Fund	9		4		13
Growth Fund	96		45		141
International Fund	19		8		27
New World Fund	9		4		13
Washington Mutual Investors Fund	27		12		39
Capital World Growth and Income Fund	5		2		7
Growth-Income Fund	96		42		138
International Growth and Income Fund	1		—	*	1
Capital Income Builder	3		1		4
Asset Allocation Fund	70		30		100
American Funds Global Balanced Fund	2		—	*	2
The Bond Fund of America	29		13		42
Capital World Bond Fund	4		2		6
American High-Income Trust	2		1		3
American Funds Mortgage Fund	—	*	—	*	—	*
Ultra-Short Bond Fund	1		1		2
U.S. Government Securities Fund	4		2		6
Managed Risk Growth Fund	1		1		2
Managed Risk International Fund	—	*	—	*	—	*
Managed Risk Washington Mutual Investors Fund	1		—	*	1
Managed Risk Growth-Income Fund	6		3		9
Managed Risk Asset Allocation Fund	6		3		9

*	Amount less than one thousand.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from any fund in the series.

Investments in CCBF and CCF — Some of the funds hold shares of CCBF, a corporate bond fund, and/or CCF, an institutional prime money market fund ,which are both managed by CRMC. CCBF seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in corporate debt instruments. CCBF is used as an investment vehicle for some of the funds’ corporate bond investments. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for some of the funds’ short-term investments. Both CCBF and CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from either CCBF or CCF.

Security transactions with related funds — The funds may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

354	American Funds Insurance Series

The following table presents purchase and sale transactions between each fund and related funds, and net realized gain or loss from such sales, if any, as of December 31, 2023 (dollars in thousands):

Fund	Purchases	Sales	Net realized gain (loss)
Global Growth Fund	$143,889	$87,197	$9,634
Global Small Capitalization Fund	9,942	11,693	8,672
Growth Fund	166,584	358,497	10,310
International Fund	73,650	21,674	(3,753)
New World Fund	16,926	33,734	1,554
Washington Mutual Investors Fund	116,301	58,777	5,903
Capital World Growth and Income Fund	21,985	18,869	1,020
Growth-Income Fund	423,580	508,767	105,610
International Growth and Income Fund	4,805	6,338	607
Capital Income Builder	9,847	11,526	127
Asset Allocation Fund	214,958	673,480	132,916
American Funds Global Balanced Fund	4,519	1,414	(220)
American High-Income Trust	—	398	270

8. Indemnifications

The series’ organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the series. In the normal course of business, the series may also enter into contracts that provide general indemnifications. Each fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the series. The risk of material loss from such claims is considered remote. Insurance policies are also available to the series’ board members and officers.

9. Committed line of credit

Global Small Capitalization Fund, New World Fund and American High-Income Trust participate with other funds managed by CRMC in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to fund shareholder redemptions. Each fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in each fund’s statement of operations. None of the funds borrowed on this line of credit at any time during the year ended December 31, 2023.

American Funds Insurance Series	355

10. Capital share transactions

Capital share transactions in each fund were as follows (dollars and shares in thousands):

Global Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$192,718	6,033	$274,560	8,748	$(540,248)	(16,855)	$(72,970)	(2,074)
Class 1A	2,158	68	1,343	43	(2,107)	(66)	1,394	45
Class 2	39,498	1,245	289,912	9,380	(438,910)	(13,838)	(109,500)	(3,213)
Class 4	95,674	3,056	54,608	1,787	(77,844)	(2,499)	72,438	2,344
Total net increase (decrease)	$330,048	10,402	$620,423	19,958	$(1,059,109)	(33,258)	$(108,638)	(2,898)

Year ended December 31, 2022

Class 1	$434,070	13,042	$400,617	12,733	$(553,744)	(16,845)	$280,943	8,930
Class 1A	2,997	91	1,758	56	(2,085)	(65)	2,670	82
Class 2	92,048	2,700	419,636	13,511	(295,933)	(9,100)	215,751	7,111
Class 4	99,092	2,978	70,552	2,294	(71,372)	(2,195)	98,272	3,077
Total net increase (decrease)	$628,207	18,811	$892,563	28,594	$(923,134)	(28,205)	$597,636	19,200

Global Small Capitalization Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$91,477	5,345	$16,333	935	$(152,565)	(8,792)	$(44,755)	(2,512)
Class 1A	781	46	71	4	(530)	(31)	322	19
Class 2	39,394	2,481	28,267	1,715	(197,235)	(11,995)	(129,574)	(7,799)
Class 4	34,683	2,137	3,699	225	(36,779)	(2,285)	1,603	77
Total net increase (decrease)	$166,335	10,009	$48,370	2,879	$(387,109)	(23,103)	$(172,404)	(10,215)

Year ended December 31, 2022

Class 1	$187,481	9,235	$331,498	19,030	$(570,697)	(21,774)	$(51,718)	6,491
Class 1A	989	43	1,461	85	(276)	(15)	2,174	113
Class 2	111,019	5,043	663,046	40,307	(118,512)	(6,722)	655,553	38,628
Class 4	56,480	2,653	93,892	5,707	(34,387)	(1,715)	115,985	6,645
Total net increase (decrease)	$355,969	16,974	$1,089,897	65,129	$(723,872)	(30,226)	$721,994	51,877

Refer to the end of the tables for footnotes.

356	American Funds Insurance Series

Growth Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$1,126,344	13,031	$952,995	11,055	$(2,473,911)	(28,345)	$(394,572)	(4,259)
Class 1A	39,167	473	14,169	166	(24,617)	(280)	28,719	359
Class 2	378,332	4,358	983,331	11,587	(2,226,251)	(25,522)	(864,588)	(9,577)
Class 3	2,841	32	12,720	146	(23,828)	(268)	(8,267)	(90)
Class 4	479,958	5,642	172,656	2,092	(306,686)	(3,644)	345,928	4,090
Total net increase (decrease)	$2,026,642	23,536	$2,135,871	25,046	$(5,055,293)	(58,059)	$(892,780)	(9,477)

Year ended December 31, 2022

Class 1	$2,593,666	29,149	$2,228,505	26,120	$(3,051,097)	(31,275)	$1,771,074	23,994
Class 1A	133,124	1,387	27,088	320	(15,271)	(181)	144,941	1,526
Class 2	520,092	5,686	2,464,507	29,214	(1,621,163)	(17,346)	1,363,436	17,554
Class 3	1,224	14	32,371	376	(28,004)	(296)	5,591	94
Class 4	409,323	4,647	383,909	4,657	(227,877)	(2,558)	565,355	6,746
Total net increase (decrease)	$3,657,429	40,883	$5,136,380	60,687	$(4,943,412)	(51,656)	$3,850,397	49,914

International Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$116,405	7,036	$50,154	3,024	$(410,379)	(24,700)	$(243,820)	(14,640)
Class 1A	1,488	90	150	9	(1,420)	(86)	218	13
Class 2	132,534	7,999	42,608	2,582	(397,669)	(24,084)	(222,527)	(13,503)
Class 3	199	12	219	13	(1,551)	(92)	(1,133)	(67)
Class 4	41,507	2,540	4,367	269	(55,374)	(3,413)	(9,500)	(604)
Total net increase (decrease)	$292,133	17,677	$97,498	5,897	$(866,393)	(52,375)	$(476,762)	(28,801)

Year ended December 31, 2022

Class 1	$280,536	15,960	$543,821	32,473	$(1,015,741)	(51,244)	$(191,384)	(2,811)
Class 1A	2,247	127	1,679	101	(1,009)	(63)	2,917	165
Class 2	189,379	10,637	536,766	32,189	(347,301)	(20,471)	378,844	22,355
Class 3	87	5	2,627	156	(1,366)	(79)	1,348	82
Class 4	65,571	3,703	61,594	3,751	(53,681)	(3,200)	73,484	4,254
Total net increase (decrease)	$537,820	30,432	$1,146,487	68,670	$(1,419,098)	(75,057)	$265,209	24,045

Refer to the end of the tables for footnotes.

American Funds Insurance Series	357

New World Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$86,114	3,585	$28,772	1,188	$(174,819)	(7,226)	$(59,933)	(2,453)
Class 1A	1,115	47	146	6	(1,025)	(43)	236	10
Class 2	59,693	2,497	11,303	473	(136,698)	(5,745)	(65,702)	(2,775)
Class 4	71,676	3,024	9,222	389	(93,668)	(3,971)	(12,770)	(558)
Total net increase (decrease)	$218,598	9,153	$49,443	2,056	$(406,210)	(16,985)	$(138,169)	(5,776)

Year ended December 31, 2022

Class 1	$91,026	3,688	$189,325	7,939	$(434,293)	(16,140)	$(153,942)	(4,513)
Class 1A	1,549	60	1,040	44	(1,769)	(76)	820	28
Class 2	72,626	2,937	88,236	3,744	(163,288)	(6,534)	(2,426)	147
Class 4	133,209	5,310	78,780	3,371	(133,462)	(5,583)	78,527	3,098
Total net increase (decrease)	$298,410	11,995	$357,381	15,098	$(732,812)	(28,333)	$(77,021)	(1,240)

Washington Mutual Investors Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$277,677	21,465	$170,023	12,648	$(697,429)	(52,419)	$(249,729)	(18,306)
Class 1A	9,396	729	532	40	(54,463)	(4,239)	(44,535)	(3,470)
Class 2	33,904	2,614	77,682	5,899	(358,013)	(27,290)	(246,427)	(18,777)
Class 4	156,923	12,161	31,807	2,442	(102,800)	(7,983)	85,930	6,620
Total net increase (decrease)	$477,900	36,969	$280,044	21,029	$(1,212,705)	(91,931)	$(454,761)	(33,933)

Year ended December 31, 2022

Class 1	$311,628	22,333	$1,412,614	106,476	$(1,024,832)	(69,053)	$699,410	59,756
Class 1A	33,907	2,321	14,025	1,066	(125,110)	(7,699)	(77,178)	(4,312)
Class 2	48,719	3,523	725,386	55,707	(414,058)	(28,659)	360,047	30,571
Class 4	238,615	16,711	258,174	20,025	(148,002)	(10,093)	348,787	26,643
Total net increase (decrease)	$632,869	44,888	$2,410,199	183,274	$(1,712,002)	(115,504)	$1,331,066	112,658

Capital World Growth and Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$65,556	5,277	$11,348	873	$(143,262)	(11,299)	$(66,358)	(5,149)
Class 1A	755	60	126	9	(615)	(50)	266	19
Class 2	13,750	1,078	18,495	1,427	(147,991)	(11,668)	(115,746)	(9,163)
Class 4	31,436	2,536	3,732	296	(24,318)	(1,970)	10,850	862
Total net increase (decrease)	$111,497	8,951	$33,701	2,605	$(316,186)	(24,987)	$(170,988)	(13,431)

Year ended December 31, 2022

Class 1	$286,528	22,239	$137,343	10,946	$(434,782)	(30,278)	$(10,911)	2,907
Class 1A	1,618	116	1,525	122	(1,079)	(91)	2,064	147
Class 2	15,274	1,157	262,887	21,001	(144,703)	(10,617)	133,458	11,541
Class 4	25,643	1,909	48,121	3,940	(22,999)	(1,756)	50,765	4,093
Total net increase (decrease)	$329,063	25,421	$449,876	36,009	$(603,563)	(42,742)	$175,376	18,688

Refer to the end of the tables for footnotes.

358	American Funds Insurance Series

Growth-Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$479,730	9,041	$1,404,035	26,362	$(2,739,803)	(50,914)	$(856,038)	(15,511)
Class 1A	4,149	77	2,090	40	(4,268)	(80)	1,971	37
Class 2	112,392	2,119	806,872	15,426	(1,545,914)	(29,027)	(626,650)	(11,482)
Class 3	280	5	8,705	163	(14,068)	(259)	(5,083)	(91)
Class 4	187,357	3,563	118,358	2,303	(175,879)	(3,369)	129,836	2,497
Total net increase (decrease)	$783,908	14,805	$2,340,060	44,294	$(4,479,932)	(83,649)	$(1,355,964)	(24,550)

Year ended December 31, 2022

Class 1	$2,026,623	38,323	$2,348,918	43,972	$(3,853,406)	(68,861)	$522,135	13,434
Class 1A	4,813	89	3,248	61	(3,333)	(64)	4,728	86
Class 2	119,436	2,219	1,399,821	26,589	(1,455,432)	(26,710)	63,825	2,098
Class 3	766	15	15,025	280	(15,511)	(279)	280	16
Class 4	180,173	3,342	186,543	3,596	(153,528)	(2,879)	213,188	4,059
Total net increase (decrease)	$2,331,811	43,988	$3,953,555	74,498	$(5,481,210)	(98,793)	$804,156	19,693

International Growth and Income Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$3,526	363	$394	41	$(3,717)	(387)	$203	17
Class 1A	1,556	164	151	17	(992)	(105)	715	76
Class 2	3,978	424	3,950	423	(25,662)	(2,748)	(17,734)	(1,901)
Class 4	24,171	2,625	3,138	342	(21,164)	(2,297)	6,145	670
Total net increase (decrease)	$33,231	3,576	$7,633	823	$(51,535)	(5,537)	$(10,671)	(1,138)

Year ended December 31, 2022

Class 1	$2,793	220	$6,501	686	$(16,761)	(946)	$(7,467)	(40)
Class 1A	1,041	92	2,255	244	(921)	(61)	2,375	275
Class 2	7,743	664	86,227	9,344	(24,550)	(2,262)	69,420	7,746
Class 4	23,335	2,027	59,065	6,499	(13,968)	(1,295)	68,432	7,231
Total net increase (decrease)	$34,912	3,003	$154,048	16,773	$(56,200)	(4,564)	$132,760	15,212

Refer to the end of the tables for footnotes.

American Funds Insurance Series	359

Capital Income Builder

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$77,581	6,983	$19,561	1,773	$(60,168)	(5,393)	$36,974	3,363
Class 1A	524	47	290	26	(737)	(66)	77	7
Class 2	1,719	155	410	37	(1,019)	(92)	1,110	100
Class 4	50,560	4,553	14,650	1,330	(60,170)	(5,412)	5,040	471
Total net increase (decrease)	$130,384	11,738	$34,911	3,166	$(122,094)	(10,963)	$43,201	3,941

Year ended December 31, 2022

Class 1	$177,351	15,800	$17,636	1,573	$(114,944)	(10,289)	$80,043	7,084
Class 1A	2,218	196	270	24	(1,259)	(111)	1,229	109
Class 2	2,390	211	355	32	(1,006)	(88)	1,739	155
Class 4	94,517	8,303	13,728	1,228	(81,854)	(7,293)	26,391	2,238
Total net increase (decrease)	$276,476	24,510	$31,989	2,857	$(199,063)	(17,781)	$109,402	9,586

Asset Allocation Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$315,966	14,009	$942,218	42,101	$(1,956,417)	(86,110)	$(698,233)	(30,000)
Class 1A	6,331	281	1,702	77	(4,607)	(204)	3,426	154
Class 2	42,695	1,904	254,377	11,536	(565,941)	(25,320)	(268,869)	(11,880)
Class 3	436	19	1,741	78	(2,528)	(111)	(351)	(14)
Class 4	217,843	9,818	326,200	14,919	(516,978)	(23,318)	27,065	1,419
Total net increase (decrease)	$583,271	26,031	$1,526,238	68,711	$(3,046,471)	(135,063)	$(936,962)	(40,321)

Year ended December 31, 2022

Class 1	$1,365,105	57,634	$2,001,507	85,450	$(2,607,782)	(108,817)	$758,830	34,267
Class 1A	8,603	375	2,806	121	(2,839)	(126)	8,570	370
Class 2	58,248	2,413	565,030	24,435	(581,503)	(24,252)	41,775	2,596
Class 3	126	5	3,759	160	(3,377)	(141)	508	24
Class 4	332,209	13,862	680,622	29,650	(423,984)	(17,975)	588,847	25,537
Total net increase (decrease)	$1,764,291	74,289	$3,253,724	139,816	$(3,619,485)	(151,311)	$1,398,530	62,794

Refer to the end of the tables for footnotes.

360	American Funds Insurance Series

American Funds Global Balanced Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$24,292	2,019	$13,166	1,134	$(35,782)	(2,948)	$1,676	205
Class 1A	85	7	353	31	(220)	(18)	218	20
Class 2	4,268	348	21,444	1,856	(22,190)	(1,820)	3,522	384
Class 4	14,257	1,202	15,977	1,406	(12,127)	(1,019)	18,107	1,589
Total net increase (decrease)	$42,902	3,576	$50,940	4,427	$(70,319)	(5,805)	$23,523	2,198

Year ended December 31, 2022

Class 1	$37,857	3,046	$570	44	$(45,473)	(3,593)	$(7,046)	(503)
Class 1A	160	12	15	1	(857)	(63)	(682)	(50)
Class 2	3,979	308	974	74	(24,238)	(1,876)	(19,285)	(1,494)
Class 4	9,992	779	674	52	(14,316)	(1,139)	(3,650)	(308)
Total net increase (decrease)	$51,988	4,145	$2,233	171	$(84,884)	(6,671)	$(30,663)	(2,355)

The Bond Fund of America

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$988,201	104,121	$244,526	26,118	$(784,964)	(82,958)	$447,763	47,281
Class 1A	47,994	5,083	8,577	923	(22,212)	(2,334)	34,359	3,672
Class 2	129,127	13,768	97,823	10,606	(228,846)	(24,571)	(1,896)	(197)
Class 4	200,494	21,589	30,097	3,279	(66,304)	(7,144)	164,287	17,724
Total net increase (decrease)	$1,365,816	144,561	$381,023	40,926	$(1,102,326)	(117,007)	$644,513	68,480

Year ended December 31, 2022

Class 1	$1,045,629	102,870	$293,730	29,996	$(2,254,686)	(218,872)	$(915,327)	(86,006)
Class 1A	222,556	22,066	9,170	944	(5,163)	(515)	226,563	22,495
Class 2	49,800	5,005	126,095	13,059	(487,579)	(48,690)	(311,684)	(30,626)
Class 4	123,107	12,517	31,861	3,314	(113,670)	(11,505)	41,298	4,326
Total net increase (decrease)	$1,441,092	142,458	$460,856	47,313	$(2,861,098)	(279,582)	$(959,150)	(89,811)

Capital World Bond Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$41,684	4,293	$—	—	$(80,001)	(8,267)	$(38,317)	(3,974)
Class 1A	206	21	—	—	(169)	(17)	37	4
Class 2	88,520	9,189	—	—	(82,729)	(8,647)	5,791	542
Class 4	7,131	757	—	—	(6,337)	(672)	794	85
Total net increase (decrease)	$137,541	14,260	$—	—	$(169,236)	(17,603)	$(31,695)	(3,343)

Year ended December 31, 2022

Class 1	$63,069	6,354	$13,903	1,398	$(234,228)	(22,105)	$(157,256)	(14,353)
Class 1A	470	46	24	2	(371)	(38)	123	10
Class 2	32,696	3,225	15,838	1,606	(121,387)	(11,954)	(72,853)	(7,123)
Class 4	7,078	688	1,065	109	(8,255)	(838)	(112)	(41)
Total net increase (decrease)	$103,313	10,313	$30,830	3,115	$(364,241)	(34,935)	$(230,098)	(21,507)

Refer to the end of the tables for footnotes.

American Funds Insurance Series	361

American High-Income Trust

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$4,239	480	$15,199	1,751	$(30,729)	(3,495)	$(11,291)	(1,264)
Class 1A	1,264	146	171	20	(180)	(20)	1,255	146
Class 2	12,480	1,448	36,273	4,277	(61,378)	(7,129)	(12,625)	(1,404)
Class 3	178	20	556	64	(1,269)	(144)	(535)	(60)
Class 4	55,861	5,819	5,958	629	(35,851)	(3,767)	25,968	2,681
Total net increase (decrease)	$74,022	7,913	$58,157	6,741	$(129,407)	(14,555)	$2,772	99

Year ended December 31, 2022

Class 1	$29,406	3,042	$17,917	2,062	$(58,971)	(6,116)	$(11,648)	(1,012)
Class 1A	362	39	100	11	(426)	(45)	36	5
Class 2	7,171	758	42,707	5,019	(98,679)	(10,782)	(48,801)	(5,005)
Class 3	432	46	695	79	(1,385)	(149)	(258)	(24)
Class 4	65,309	6,490	5,827	619	(70,275)	(6,997)	861	112
Total net increase (decrease)	$102,680	10,375	$67,246	7,790	$(229,736)	(24,089)	$(59,810)	(5,924)

American Funds Mortgage Fund

	Sales*		Reinvestments of distributions		Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$15,434	1,633	$656	71	$(274)	(29)	$15,816	1,675
Class 1A	494	53	71	8	(343)	(37)	222	24
Class 2	1,572	168	1,634	178	(5,679)	(604)	(2,473)	(258)
Class 4	11,209	1,208	1,600	177	(7,433)	(812)	5,376	573
Total net increase (decrease)	$28,709	3,062	$3,961	434	$(13,729)	(1,482)	$18,941	2,014

Year ended December 31, 2022

Class 1	$784	78	$15	2	$(229,165)	(21,726)	$(228,366)	(21,646)
Class 1A	662	67	37	4	(1,033)	(103)	(334)	(32)
Class 2	3,214	326	995	103	(9,402)	(951)	(5,193)	(522)
Class 4	10,671	1,091	746	78	(9,016)	(920)	2,401	249
Total net increase (decrease)	$15,331	1,562	$1,793	187	$(248,616)	(23,700)	$(231,492)	(21,951)

Refer to the end of the tables for footnotes.

362	American Funds Insurance Series

Ultra-Short Bond Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$15,301	1,322	$1,981		175		$(27,332)	(2,377)	$(10,050)	(880)
Class 1A	104	9	5		—	†	—	—	109	9
Class 2	49,580	4,448	12,823		1,169		(87,341)	(7,830)	(24,938)	(2,213)
Class 3	319	28	198		17		(579)	(51)	(62)	(6)
Class 4	32,945	2,924	2,524		229		(60,576)	(5,393)	(25,107)	(2,240)
Total net increase (decrease)	$98,249	8,731	$17,531		1,590		$(175,828)	(15,651)	$(60,048)	(5,330)

Year ended December 31, 2022

Class 1	$33,573	2,975	$348		31		$(20,904)	(1,853)	$13,017	1,153
Class 1A	—	—	—	†	—	†	—	—	— †	— †
Class 2	117,586	10,755	1,569		143		(68,709)	(6,275)	50,446	4,623
Class 3	735	67	26		2		(1,082)	(97)	(321)	(28)
Class 4	84,873	7,721	293		27		(51,358)	(4,671)	33,808	3,077
Total net increase (decrease)	$236,767	21,518	$2,236		203		$(142,053)	(12,896)	$96,950	8,825

U.S. Government Securities Fund

	Sales*		Reinvestments of distributions				Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class 1	$55,970	5,604	$9,373		959		$(47,478)	(4,765)	$17,865	1,798
Class 1A	1,646	166	171		18		(905)	(92)	912	92
Class 2	89,575	9,065	39,206		4,068		(104,906)	(10,680)	23,875	2,453
Class 3	185	19	219		22		(967)	(97)	(563)	(56)
Class 4	58,408	5,912	6,275		651		(70,259)	(7,138)	(5,576)	(575)
Total net increase (decrease)	$205,784	20,766	$55,244		5,718		$(224,515)	(22,772)	$36,513	3,712

Year ended December 31, 2022

Class 1	$69,422	6,446	$10,134		987		$(316,401)	(27,982)	$(236,845)	(20,549)
Class 1A	2,902	273	153		15		(3,237)	(300)	(182)	(12)
Class 2	43,941	4,115	42,631		4,200		(233,844)	(21,667)	(147,272)	(13,352)
Class 3	308	28	292		28		(2,508)	(236)	(1,908)	(180)
Class 4	67,334	6,331	7,040		695		(90,440)	(8,406)	(16,066)	(1,380)
Total net increase (decrease)	$183,907	17,193	$60,250		5,925		$(646,430)	(58,591)	$(402,273)	(35,473)

Managed Risk Growth Fund

	Sales		Reinvestments of distributions				Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class P1	$2,318	221	$2,445		252		$(1,380)	(131)	$3,383	342
Class P2	15,188	1,407	109,238		11,379		(64,373)	(6,069)	60,053	6,717
Total net increase (decrease)	$17,506	1,628	$111,683		11,631		$(65,753)	(6,200)	$63,436	7,059

Year ended December 31, 2022

Class P1	$1,679	122	$1,796		147		$(2,034)	(134)	$1,441	135
Class P2	37,760	2,684	88,450		7,291		(30,630)	(2,253)	95,580	7,722
Total net increase (decrease)	$39,439	2,806	$90,246		7,438		$(32,664)	(2,387)	$97,021	7,857

Refer to the end of the tables for footnotes.

American Funds Insurance Series	363

Managed Risk International Fund

	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class P1	$282	34	$156	19	$(230)	(27)	$208	26
Class P2	3,795	459	10,696	1,309	(13,108)	(1,539)	1,383	229
Total net increase (decrease)	$4,077	493	$10,852	1,328	$(13,338)	(1,566)	$1,591	255

Year ended December 31, 2022

Class P1	$578	62	$69	8	$(323)	(37)	$324	33
Class P2	5,403	564	4,206	470	(15,947)	(1,788)	(6,338)	(754)
Total net increase (decrease)	$5,981	626	$4,275	478	$(16,270)	(1,825)	$(6,014)	(721)

Managed Risk Washington Mutual Investors Fund

	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class P1	$158	15	$422	43	$(478)	(47)	$102	11
Class P2	12,514	1,194	47,565	4,928	(40,947)	(3,988)	19,132	2,134
Total net increase (decrease)	$12,672	1,209	$47,987	4,971	$(41,425)	(4,035)	$19,234	2,145

Year ended December 31, 2022

Class P1	$1,026	86	$127	11	$(498)	(43)	$655	54
Class P2	22,662	1,947	14,544	1,281	(39,363)	(3,307)	(2,157)	(79)
Total net increase (decrease)	$23,688	2,033	$14,671	1,292	$(39,861)	(3,350)	$(1,502)	(25)

Managed Risk Growth-Income Fund

	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class P1	$30,902	2,476	$260,286	22,694	$(233,754)	(19,325)	$57,434	5,845
Class P2	7,934	662	37,088	3,259	(38,477)	(3,190)	6,545	731
Total net increase (decrease)	$38,836	3,138	$297,374	25,953	$(272,231)	(22,515)	$63,979	6,576

Year ended December 31, 2022

Class P1	$49,558	3,678	$87,716	6,731	$(157,932)	(11,880)	$(20,658)	(1,471)
Class P2	13,539	1,010	12,087	932	(28,848)	(2,135)	(3,222)	(193)
Total net increase (decrease)	$63,097	4,688	$99,803	7,663	$(186,780)	(14,015)	$(23,880)	(1,664)

Refer to the end of the tables for footnotes.

364	American Funds Insurance Series

Managed Risk Asset Allocation Fund

	Sales		Reinvestments of distributions		Repurchases		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class P1	$3,002	267	$1,016	92	$(1,021)	(88)	$2,997	271
Class P2	18,885	1,651	286,099	26,654	(309,678)	(27,225)	(4,694)	1,080
Total net increase (decrease)	$21,887	1,918	$287,115	26,746	$(310,699)	(27,313)	$(1,697)	1,351

Year ended December 31, 2022

Class P1	$1,649	120	$430	34	$(675)	(52)	$1,404	102
Class P2	38,665	2,998	138,534	11,152	(283,108)	(22,026)	(105,909)	(7,876)
Total net increase (decrease)	$40,314	3,118	$138,964	11,186	$(283,783)	(22,078)	$(104,505)	(7,774)

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

11. Ownership concentration

At December 31, 2023, American Funds Insurance Series - Portfolio Series - Managed Risk Growth and Income Portfolio held 18% and 16% of the outstanding shares of American Funds Insurance Series - Capital World Growth and Income Fund and American Funds Insurance Series - Capital Income Builder, respectively. In addition, American Funds Insurance Series - Portfolio Series - Managed Risk Global Allocation Portfolio held 19% of the outstanding shares of American Funds Insurance Series - American Funds Global Balanced Fund.

12. Investment transactions and other disclosures

The following tables present additional information for each fund for the year ended December 31, 2023 (dollars in thousands):

	Global Growth Fund	Global Small Capitalization Fund	Growth Fund	International Fund		New World Fund	Washington Mutual Investors Fund
Purchases of investment securities*	$2,041,318	$1,037,010	$7,688,452	$1,852,081		$1,098,366	$2,745,722
Sales of investment securities*	2,714,602	1,264,868	9,960,001	2,232,740		1,207,581	3,224,191
Non-U.S. taxes paid on dividend income	5,618	1,841	7,240	7,965		4,897	1,532
Non-U.S. taxes paid on interest income	—	—	—	—		56	—
Non-U.S. taxes paid (refunded) on realized gains	2,565	3,485	—	7,086		3,729	—
Non-U.S. taxes provided on unrealized appreciation	3,034	19,329	—	28,578		17,416	—

	Capital World Growth and Income Fund	Growth- Income Fund	International Growth and Income Fund	Capital Income Builder		Asset Allocation Fund	American Funds Global Balanced Fund
Purchases of investment securities*	$491,865	$8,645,420	$113,162	$1,437,820		$33,439,898	$342,317
Sales of investment securities*	656,676	10,727,201	126,104	1,353,129		35,747,744	338,990
Non-U.S. taxes paid on dividend income	2,246	8,682	721	1,585		6,504	419
Non-U.S. taxes paid on interest income	—	—	—	—	†	—	8
Non-U.S. taxes paid (refunded) on realized gains	547	—	46	332		2,160	129
Non-U.S. taxes provided on unrealized appreciation	676	—	126	556		—	191

Refer to the end of the tables for footnotes.

American Funds Insurance Series	365

	The Bond Fund of America	Capital World Bond Fund	American High-Income Trust	American Funds Mortgage Fund	Ultra-Short Bond Fund	U.S. Government Securities Fund
Purchases of investment securities*	$47,551,731	$3,062,821	$303,911	$1,032,074	$—	$9,720,267
Sales of investment securities*	45,967,967	2,845,562	321,979	1,005,972	—	9,479,577
Non-U.S. taxes paid on interest income	21	110	—	—	—	—
Non-U.S. taxes paid (refunded) on realized gains	17	(7)	—	—	—	—
Non-U.S. taxes provided on unrealized appreciation	—	116	—	—	—	—

	Managed Risk Growth Fund	Managed Risk International Fund	Managed Risk Washington Mutual Investors Fund	Managed Risk Growth- Income Fund	Managed Risk Asset Allocation Fund
Purchases of investment securities*	$163,243	$28,994	$53,209	$388,825	$231,311
Sales of investment securities*	213,909	45,063	88,452	595,503	463,691

*	Excludes short-term securities and U.S. government obligations, if any.
†	Amount less than one thousand.

366	American Funds Insurance Series

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Global Growth Fund
Class 1:
12/31/2023	$30.18	$.36	$6.30	$6.66	$(.37)	$(2.55)	$(2.92)	$33.92	22.91%	$3,418	.52%	.41%	1.13%
12/31/2022	45.46	.34	(11.34)	(11.00)	(.31)	(3.97)	(4.28)	30.18	(24.54)	3,104	.53	.46	1.01
12/31/2021	41.16	.25	6.48	6.73	(.26)	(2.17)	(2.43)	45.46	16.72	4,270	.55	.54	.56
12/31/2020	32.57	.20	9.56	9.76	(.21)	(.96)	(1.17)	41.16	30.79	3,309	.56	.56	.59
12/31/2019	25.74	.32	8.60	8.92	(.41)	(1.68)	(2.09)	32.57	35.61	2,515	.56	.56	1.07
Class 1A:
12/31/2023	30.04	.28	6.26	6.54	(.29)	(2.55)	(2.84)	33.74	22.60	18	.77	.66	.88
12/31/2022	45.28	.26	(11.31)	(11.05)	(.22)	(3.97)	(4.19)	30.04	(24.73)	14	.78	.71	.78
12/31/2021	41.02	.14	6.46	6.60	(.17)	(2.17)	(2.34)	45.28	16.45	18	.80	.79	.33
12/31/2020	32.47	.12	9.52	9.64	(.13)	(.96)	(1.09)	41.02	30.49	12	.81	.81	.34
12/31/2019	25.69	.25	8.55	8.80	(.34)	(1.68)	(2.02)	32.47	35.22	8	.81	.81	.83
Class 2:
12/31/2023	29.79	.28	6.21	6.49	(.29)	(2.55)	(2.84)	33.44	22.60	3,522	.77	.66	.88
12/31/2022	44.94	.25	(11.21)	(10.96)	(.22)	(3.97)	(4.19)	29.79	(24.74)	3,234	.78	.71	.76
12/31/2021	40.72	.13	6.41	6.54	(.15)	(2.17)	(2.32)	44.94	16.42	4,559	.80	.80	.30
12/31/2020	32.24	.12	9.44	9.56	(.12)	(.96)	(1.08)	40.72	30.47	4,387	.81	.81	.34
12/31/2019	25.50	.24	8.51	8.75	(.33)	(1.68)	(2.01)	32.24	35.28	3,895	.81	.81	.83
Class 4:
12/31/2023	29.51	.20	6.14	6.34	(.22)	(2.55)	(2.77)	33.08	22.29	732	1.02	.91	.63
12/31/2022	44.57	.17	(11.12)	(10.95)	(.14)	(3.97)	(4.11)	29.51	(24.92)	584	1.03	.96	.52
12/31/2021	40.45	.03	6.35	6.38	(.09)	(2.17)	(2.26)	44.57	16.14	744	1.05	1.04	.07
12/31/2020	32.05	.03	9.38	9.41	(.05)	(.96)	(1.01)	40.45	30.17	533	1.06	1.06	.09
12/31/2019	25.39	.17	8.45	8.62	(.28)	(1.68)	(1.96)	32.05	34.87	382	1.06	1.06	.57

Refer to the end of the tables for footnotes.

American Funds Insurance Series	367

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income (loss) to average net assets[2]
Global Small Capitalization Fund
Class 1:
12/31/2023	$16.22	$.11	$2.53	$2.64	$(.08)	$(.21)	$(.29)	$18.57	16.45%	$1,001	.70%	.65%	.63%
12/31/2022	34.17	.05	(9.50)	(9.45)	—	(8.50)	(8.50)	16.22	(29.37)	916	.72	.69	.24
12/31/2021	32.64	(.02)	2.32	2.30	—	(.77)	(.77)	34.17	6.98	1,707	.74	.74	(.07)
12/31/2020	26.80	(.01)	7.49	7.48	(.05)	(1.59)	(1.64)	32.64	30.04	2,391	.75	.75	(.06)
12/31/2019	21.75	.12	6.61	6.73	(.10)	(1.58)	(1.68)	26.80	31.84	2,050	.75	.75	.48
Class 1A:
12/31/2023	16.00	.06	2.50	2.56	(.04)	(.21)	(.25)	18.31	16.15	5	.95	.90	.38
12/31/2022	33.93	— [4]	(9.43)	(9.43)	—	(8.50)	(8.50)	16.00	(29.54)	4	.97	.94	— [5]
12/31/2021	32.49	(.07)	2.28	2.21	—	(.77)	(.77)	33.93	6.73	5	.99	.99	(.21)
12/31/2020	26.74	(.09)	7.48	7.39	(.05)	(1.59)	(1.64)	32.49	29.72	1	.99	.99	(.33)
12/31/2019	21.71	.05	6.61	6.66	(.05)	(1.58)	(1.63)	26.74	31.56	1	.99	.99	.22
Class 2:
12/31/2023	15.30	.06	2.39	2.45	(.04)	(.21)	(.25)	17.50	16.17	1,879	.95	.90	.38
12/31/2022	32.94	— [4]	(9.14)	(9.14)	—	(8.50)	(8.50)	15.30	(29.55)	1,762	.97	.94	— [5]
12/31/2021	31.56	(.10)	2.25	2.15	—	(.77)	(.77)	32.94	6.74	2,521	.99	.99	(.30)
12/31/2020	26.02	(.08)	7.25	7.17	(.04)	(1.59)	(1.63)	31.56	29.72	2,653	1.00	1.00	(.31)
12/31/2019	21.16	.05	6.43	6.48	(.04)	(1.58)	(1.62)	26.02	31.52	2,363	1.00	1.00	.22
Class 4:
12/31/2023	15.28	.02	2.37	2.39	— [4]	(.21)	(.21)	17.46	15.79	300	1.20	1.15	.13
12/31/2022	32.96	(.05)	(9.13)	(9.18)	—	(8.50)	(8.50)	15.28	(29.69)	261	1.22	1.19	(.25)
12/31/2021	31.67	(.18)	2.24	2.06	—	(.77)	(.77)	32.96	6.43	344	1.24	1.24	(.53)
12/31/2020	26.16	(.14)	7.27	7.13	(.03)	(1.59)	(1.62)	31.67	29.39	268	1.25	1.25	(.56)
12/31/2019	21.28	(.01)	6.47	6.46	— [4]	(1.58)	(1.58)	26.16	31.24	206	1.25	1.25	(.04)

Refer to the end of the tables for footnotes.

368	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income (loss) to average net assets
Growth Fund
Class 1:
12/31/2023	$76.29	$.57	$28.16	$28.73	$(.54)	$(5.04)	$(5.58)	$99.44	38.81%	$17,382	.35%	.65%
12/31/2022	127.58	.58	(37.03)	(36.45)	(.53)	(14.31)	(14.84)	76.29	(29.75)	13,660	.35	.64
12/31/2021	120.22	.46	24.29	24.75	(.58)	(16.81)	(17.39)	127.58	22.30	19,783	.34	.37
12/31/2020	81.22	.43	41.28	41.71	(.53)	(2.18)	(2.71)	120.22	52.45	15,644	.35	.46
12/31/2019	69.96	.83	19.63	20.46	(.76)	(8.44)	(9.20)	81.22	31.11	10,841	.35	1.09
Class 1A:
12/31/2023	75.61	.35	27.88	28.23	(.34)	(5.04)	(5.38)	98.46	38.47	280	.60	.40
12/31/2022	126.70	.39	(36.79)	(36.40)	(.38)	(14.31)	(14.69)	75.61	(29.93)	187	.60	.45
12/31/2021	119.59	.16	24.11	24.27	(.35)	(16.81)	(17.16)	126.70	21.97	121	.59	.13
12/31/2020	80.92	.20	41.05	41.25	(.40)	(2.18)	(2.58)	119.59	52.07	60	.60	.21
12/31/2019	69.77	.65	19.55	20.20	(.61)	(8.44)	(9.05)	80.92	30.79	18	.60	.85
Class 2:
12/31/2023	75.41	.35	27.80	28.15	(.32)	(5.04)	(5.36)	98.20	38.49	17,879	.60	.40
12/31/2022	126.28	.35	(36.62)	(36.27)	(.29)	(14.31)	(14.60)	75.41	(29.94)	14,452	.60	.38
12/31/2021	119.18	.15	24.03	24.18	(.27)	(16.81)	(17.08)	126.28	21.97	21,986	.59	.12
12/31/2020	80.57	.19	40.89	41.08	(.29)	(2.18)	(2.47)	119.18	52.10	20,594	.60	.21
12/31/2019	69.48	.63	19.47	20.10	(.57)	(8.44)	(9.01)	80.57	30.77	15,885	.60	.83
Class 3:
12/31/2023	77.09	.42	28.45	28.87	(.38)	(5.04)	(5.42)	100.54	38.56	236	.53	.47
12/31/2022	128.68	.42	(37.35)	(36.93)	(.35)	(14.31)	(14.66)	77.09	(29.89)	188	.53	.45
12/31/2021	121.13	.24	24.47	24.71	(.35)	(16.81)	(17.16)	128.68	22.07	302	.52	.19
12/31/2020	81.84	.26	41.56	41.82	(.35)	(2.18)	(2.53)	121.13	52.20	279	.53	.28
12/31/2019	70.44	.69	19.77	20.46	(.62)	(8.44)	(9.06)	81.84	30.86	213	.53	.90
Class 4:
12/31/2023	73.64	.13	27.12	27.25	(.15)	(5.04)	(5.19)	95.70	38.13	3,522	.85	.15
12/31/2022	123.79	.12	(35.87)	(35.75)	(.09)	(14.31)	(14.40)	73.64	(30.11)	2,409	.85	.14
12/31/2021	117.24	(.15)	23.59	23.44	(.08)	(16.81)	(16.89)	123.79	21.69	3,214	.84	(.13)
12/31/2020	79.41	(.04)	40.24	40.20	(.19)	(2.18)	(2.37)	117.24	51.71	2,347	.85	(.04)
12/31/2019	68.64	.44	19.19	19.63	(.42)	(8.44)	(8.86)	79.41	30.44	1,513	.85	.59

Refer to the end of the tables for footnotes.

American Funds Insurance Series	369

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income to average net assets
International Fund
Class 1:
12/31/2023	$15.31	$.25	$2.20	$2.45	$(.26)	$—	$(.26)	$17.50	16.12%	$3,353	.53%	1.50%
12/31/2022	22.70	.34	(4.79)	(4.45)	(.34)	(2.60)	(2.94)	15.31	(20.57)	3,157	.54	1.95
12/31/2021	23.64	.38	(.67)	(.29)	(.65)	—	(.65)	22.70	(1.23)	4,747	.55	1.57
12/31/2020	20.86	.14	2.82	2.96	(.18)	—	(.18)	23.64	14.28	5,652	.55	.71
12/31/2019	17.66	.30	3.74	4.04	(.34)	(.50)	(.84)	20.86	23.21	5,353	.54	1.54
Class 1A:
12/31/2023	15.23	.21	2.19	2.40	(.22)	—	(.22)	17.41	15.85	12	.78	1.24
12/31/2022	22.61	.30	(4.78)	(4.48)	(.30)	(2.60)	(2.90)	15.23	(20.80)	10	.79	1.73
12/31/2021	23.55	.33	(.67)	(.34)	(.60)	—	(.60)	22.61	(1.47)	12	.80	1.39
12/31/2020	20.80	.08	2.81	2.89	(.14)	—	(.14)	23.55	13.96	10	.80	.43
12/31/2019	17.62	.25	3.72	3.97	(.29)	(.50)	(.79)	20.80	22.90	7	.79	1.27
Class 2:
12/31/2023	15.23	.21	2.19	2.40	(.22)	—	(.22)	17.41	15.84	3,382	.78	1.24
12/31/2022	22.60	.29	(4.76)	(4.47)	(.30)	(2.60)	(2.90)	15.23	(20.79)	3,164	.79	1.71
12/31/2021	23.54	.33	(.68)	(.35)	(.59)	—	(.59)	22.60	(1.49)	4,190	.80	1.35
12/31/2020	20.78	.09	2.80	2.89	(.13)	—	(.13)	23.54	13.97	4,481	.80	.46
12/31/2019	17.60	.25	3.72	3.97	(.29)	(.50)	(.79)	20.78	22.88	4,311	.79	1.29
Class 3:
12/31/2023	15.35	.22	2.22	2.44	(.23)	—	(.23)	17.56	15.99	17	.71	1.32
12/31/2022	22.76	.31	(4.81)	(4.50)	(.31)	(2.60)	(2.91)	15.35	(20.76)	16	.72	1.78
12/31/2021	23.69	.34	(.67)	(.33)	(.60)	—	(.60)	22.76	(1.39)	21	.73	1.41
12/31/2020	20.92	.10	2.81	2.91	(.14)	—	(.14)	23.69	14.00	25	.73	.53
12/31/2019	17.70	.27	3.75	4.02	(.30)	(.50)	(.80)	20.92	23.05	25	.72	1.37
Class 4:
12/31/2023	14.99	.16	2.16	2.32	(.18)	—	(.18)	17.13	15.56	415	1.03	.99
12/31/2022	22.31	.25	(4.71)	(4.46)	(.26)	(2.60)	(2.86)	14.99	(21.02)	373	1.04	1.47
12/31/2021	23.25	.27	(.67)	(.40)	(.54)	—	(.54)	22.31	(1.71)	459	1.05	1.13
12/31/2020	20.54	.04	2.76	2.80	(.09)	—	(.09)	23.25	13.66	423	1.05	.21
12/31/2019	17.40	.20	3.69	3.89	(.25)	(.50)	(.75)	20.54	22.67	379	1.04	1.03

Refer to the end of the tables for footnotes.

370	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
New World Fund
Class 1:
12/31/2023	$22.30	$.40	$3.19	$3.59	$(.41)	$—	$(.41)	$25.48	16.22%	$1,778	.64%	.57%	1.64%
12/31/2022	31.83	.37	(7.17)	(6.80)	(.39)	(2.34)	(2.73)	22.30	(21.86)	1,610	.68	.57	1.48
12/31/2021	31.59	.29	1.38	1.67	(.36)	(1.07)	(1.43)	31.83	5.16	2,443	.74	.56	.88
12/31/2020	25.84	.15	5.93	6.08	(.06)	(.27)	(.33)	31.59	23.89	2,309	.76	.64	.58
12/31/2019	20.98	.28	5.79	6.07	(.29)	(.92)	(1.21)	25.84	29.47	2,129	.76	.76	1.18
Class 1A:
12/31/2023	22.19	.33	3.20	3.53	(.36)	—	(.36)	25.36	15.98	10	.89	.82	1.38
12/31/2022	31.70	.30	(7.15)	(6.85)	(.32)	(2.34)	(2.66)	22.19	(22.09)	9	.93	.82	1.24
12/31/2021	31.43	.17	1.41	1.58	(.24)	(1.07)	(1.31)	31.70	4.90	12	.99	.81	.54
12/31/2020	25.74	.07	5.92	5.99	(.03)	(.27)	(.30)	31.43	23.63	18	1.01	.87	.26
12/31/2019	20.92	.22	5.76	5.98	(.24)	(.92)	(1.16)	25.74	29.11	4	1.01	1.01	.92
Class 2:
12/31/2023	22.02	.33	3.17	3.50	(.35)	—	(.35)	25.17	15.99	803	.89	.82	1.39
12/31/2022	31.48	.30	(7.10)	(6.80)	(.32)	(2.34)	(2.66)	22.02	(22.10)	764	.93	.82	1.24
12/31/2021	31.25	.20	1.38	1.58	(.28)	(1.07)	(1.35)	31.48	4.92	1,086	.99	.81	.63
12/31/2020	25.59	.08	5.87	5.95	(.02)	(.27)	(.29)	31.25	23.58	1,109	1.01	.89	.34
12/31/2019	20.79	.22	5.73	5.95	(.23)	(.92)	(1.15)	25.59	29.15	981	1.01	1.01	.93
Class 4:
12/31/2023	21.84	.27	3.14	3.41	(.30)	—	(.30)	24.95	15.67	787	1.14	1.07	1.14
12/31/2022	31.24	.24	(7.03)	(6.79)	(.27)	(2.34)	(2.61)	21.84	(22.25)	701	1.18	1.07	.99
12/31/2021	31.04	.12	1.36	1.48	(.21)	(1.07)	(1.28)	31.24	4.63	906	1.24	1.06	.38
12/31/2020	25.47	.02	5.83	5.85	(.01)	(.27)	(.28)	31.04	23.29	807	1.26	1.14	.08
12/31/2019	20.71	.16	5.70	5.86	(.18)	(.92)	(1.10)	25.47	28.82	646	1.26	1.26	.67

Refer to the end of the tables for footnotes.

American Funds Insurance Series	371

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Washington Mutual Investors Fund
Class 1:
12/31/2023	$12.69	$.28	$1.92	$2.20	$(.28)	$(.12)	$(.40)	$14.49	17.66%	$6,020	.41%	.27%	2.07%
12/31/2022	18.09	.31	(1.69)	(1.38)	(.30)	(3.72)	(4.02)	12.69	(8.28)	5,507	.41	.26	2.13
12/31/2021	14.35	.29	3.73	4.02	(.28)	—	(.28)	18.09	28.12	6,766	.42	.31	1.79
12/31/2020	13.56	.25	.95	1.20	(.26)	(.15)	(.41)	14.35	9.04	5,684	.43	.43	2.00
12/31/2019	12.38	.30	2.25	2.55	(.30)	(1.07)	(1.37)	13.56	21.66	5,559	.42	.42	2.28
Class 1A:
12/31/2023	12.61	.23	1.92	2.15	(.21)	(.12)	(.33)	14.43	17.29	23	.66	.52	1.77
12/31/2022	17.96	.27	(1.67)	(1.40)	(.23)	(3.72)	(3.95)	12.61	(8.45)	64	.66	.51	1.76
12/31/2021	14.28	.27	3.67	3.94	(.26)	—	(.26)	17.96	27.70	169	.67	.53	1.62
12/31/2020	13.51	.23	.93	1.16	(.24)	(.15)	(.39)	14.28	8.79	25	.67	.67	1.78
12/31/2019	12.35	.26	2.24	2.50	(.27)	(1.07)	(1.34)	13.51	21.35	9	.67	.67	2.03
Class 2:
12/31/2023	12.46	.24	1.88	2.12	(.25)	(.12)	(.37)	14.21	17.29	2,899	.66	.52	1.82
12/31/2022	17.83	.26	(1.65)	(1.39)	(.26)	(3.72)	(3.98)	12.46	(8.45)	2,775	.66	.51	1.88
12/31/2021	14.15	.25	3.67	3.92	(.24)	—	(.24)	17.83	27.78	3,426	.67	.56	1.54
12/31/2020	13.39	.22	.91	1.13	(.22)	(.15)	(.37)	14.15	8.68	3,082	.68	.68	1.75
12/31/2019	12.24	.26	2.22	2.48	(.26)	(1.07)	(1.33)	13.39	21.38	3,093	.67	.67	2.03
Class 4:
12/31/2023	12.34	.20	1.86	2.06	(.22)	(.12)	(.34)	14.06	16.97	1,344	.91	.77	1.58
12/31/2022	17.71	.23	(1.64)	(1.41)	(.24)	(3.72)	(3.96)	12.34	(8.69)	1,098	.91	.77	1.64
12/31/2021	14.06	.21	3.65	3.86	(.21)	—	(.21)	17.71	27.51	1,104	.92	.81	1.30
12/31/2020	13.31	.19	.91	1.10	(.20)	(.15)	(.35)	14.06	8.47	788	.93	.93	1.51
12/31/2019	12.19	.23	2.20	2.43	(.24)	(1.07)	(1.31)	13.31	21.03	621	.92	.92	1.78

Refer to the end of the tables for footnotes.

372	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Capital World Growth and Income Fund
Class 1:
12/31/2023	$11.67	$.27	$2.19	$2.46	$(.28)	$—	$(.28)	$13.85	21.22%	$579	.52%	.41%	2.08%
12/31/2022	18.42	.32	(3.28)	(2.96)	(.34)	(3.45)	(3.79)	11.67	(17.13)	548	.57	.41	2.36
12/31/2021	16.67	.38	2.10	2.48	(.33)	(.40)	(.73)	18.42	15.03	812	.63	.47	2.14
12/31/2020	15.92	.22	1.14	1.36	(.23)	(.38)	(.61)	16.67	9.03	657	.66	.66	1.49
12/31/2019	13.02	.31	3.67	3.98	(.32)	(.76)	(1.08)	15.92	31.39	625	.65	.65	2.08
Class 1A:
12/31/2023	11.61	.23	2.18	2.41	(.25)	—	(.25)	13.77	20.87	7	.77	.66	1.83
12/31/2022	18.34	.28	(3.25)	(2.97)	(.31)	(3.45)	(3.76)	11.61	(17.29)	6	.82	.66	2.13
12/31/2021	16.62	.37	2.06	2.43	(.31)	(.40)	(.71)	18.34	14.71	7	.88	.70	2.08
12/31/2020	15.88	.18	1.13	1.31	(.19)	(.38)	(.57)	16.62	8.78	2	.90	.90	1.23
12/31/2019	13.00	.26	3.68	3.94	(.30)	(.76)	(1.06)	15.88	31.04	2	.90	.90	1.77
Class 2:
12/31/2023	11.64	.23	2.18	2.41	(.24)	—	(.24)	13.81	20.88	1,040	.77	.66	1.83
12/31/2022	18.38	.28	(3.26)	(2.98)	(.31)	(3.45)	(3.76)	11.64	(17.33)	983	.82	.66	2.11
12/31/2021	16.63	.33	2.11	2.44	(.29)	(.40)	(.69)	18.38	14.78	1,340	.88	.73	1.85
12/31/2020	15.89	.18	1.13	1.31	(.19)	(.38)	(.57)	16.63	8.73	1,349	.91	.91	1.23
12/31/2019	12.99	.27	3.68	3.95	(.29)	(.76)	(1.05)	15.89	31.14	1,366	.90	.90	1.84
Class 4:
12/31/2023	11.35	.19	2.14	2.33	(.22)	—	(.22)	13.46	20.65	235	1.02	.91	1.57
12/31/2022	18.04	.24	(3.20)	(2.96)	(.28)	(3.45)	(3.73)	11.35	(17.57)	188	1.07	.91	1.86
12/31/2021	16.35	.29	2.06	2.35	(.26)	(.40)	(.66)	18.04	14.46	225	1.13	.97	1.65
12/31/2020	15.63	.14	1.12	1.26	(.16)	(.38)	(.54)	16.35	8.55	166	1.16	1.16	.97
12/31/2019	12.81	.23	3.61	3.84	(.26)	(.76)	(1.02)	15.63	30.73	145	1.15	1.15	1.56

Refer to the end of the tables for footnotes.

American Funds Insurance Series	373

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income to average net assets
Growth-Income Fund
Class 1:
12/31/2023	$50.21	$.86	$11.96	$12.82	$(.88)	$(2.89)	$(3.77)	$59.26	26.47%	$22,319	.29%	1.60%
12/31/2022	67.35	.85	(11.50)	(10.65)	(.83)	(5.66)	(6.49)	50.21	(16.28)	19,692	.29	1.54
12/31/2021	55.38	.79	12.64	13.43	(.86)	(.60)	(1.46)	67.35	24.42	25,507	.29	1.28
12/31/2020	50.71	.75	6.02	6.77	(.80)	(1.30)	(2.10)	55.38	13.81	22,903	.29	1.52
12/31/2019	45.39	1.00	10.40	11.40	(.92)	(5.16)	(6.08)	50.71	26.46	21,057	.29	2.05
Class 1A:
12/31/2023	49.93	.72	11.87	12.59	(.75)	(2.89)	(3.64)	58.88	26.12	35	.54	1.35
12/31/2022	67.02	.71	(11.44)	(10.73)	(.70)	(5.66)	(6.36)	49.93	(16.48)	28	.54	1.30
12/31/2021	55.16	.65	12.55	13.20	(.74)	(.60)	(1.34)	67.02	24.08	32	.53	1.04
12/31/2020	50.54	.63	5.99	6.62	(.70)	(1.30)	(2.00)	55.16	13.55	16	.54	1.28
12/31/2019	45.28	.89	10.36	11.25	(.83)	(5.16)	(5.99)	50.54	26.14	11	.54	1.82
Class 2:
12/31/2023	49.46	.72	11.75	12.47	(.74)	(2.89)	(3.63)	58.30	26.14	12,894	.54	1.35
12/31/2022	66.44	.70	(11.33)	(10.63)	(.69)	(5.66)	(6.35)	49.46	(16.50)	11,508	.54	1.29
12/31/2021	54.66	.63	12.45	13.08	(.70)	(.60)	(1.30)	66.44	24.10	15,319	.54	1.03
12/31/2020	50.08	.62	5.93	6.55	(.67)	(1.30)	(1.97)	54.66	13.54	14,012	.54	1.27
12/31/2019	44.90	.87	10.27	11.14	(.80)	(5.16)	(5.96)	50.08	26.14	13,586	.53	1.80
Class 3:
12/31/2023	50.33	.77	11.97	12.74	(.78)	(2.89)	(3.67)	59.40	26.23	142	.47	1.42
12/31/2022	67.48	.75	(11.51)	(10.76)	(.73)	(5.66)	(6.39)	50.33	(16.43)	125	.47	1.36
12/31/2021	55.49	.68	12.65	13.33	(.74)	(.60)	(1.34)	67.48	24.18	166	.47	1.10
12/31/2020	50.81	.66	6.02	6.68	(.70)	(1.30)	(2.00)	55.49	13.60	154	.47	1.34
12/31/2019	45.47	.91	10.43	11.34	(.84)	(5.16)	(6.00)	50.81	26.24	156	.46	1.87
Class 4:
12/31/2023	48.72	.57	11.57	12.14	(.63)	(2.89)	(3.52)	57.34	25.82	2,062	.79	1.10
12/31/2022	65.57	.56	(11.18)	(10.62)	(.57)	(5.66)	(6.23)	48.72	(16.70)	1,630	.79	1.05
12/31/2021	53.99	.48	12.28	12.76	(.58)	(.60)	(1.18)	65.57	23.80	1,928	.79	.79
12/31/2020	49.52	.49	5.85	6.34	(.57)	(1.30)	(1.87)	53.99	13.25	1,407	.79	1.02
12/31/2019	44.47	.74	10.18	10.92	(.71)	(5.16)	(5.87)	49.52	25.86	1,216	.79	1.56

Refer to the end of the tables for footnotes.

374	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
International Growth and Income Fund
Class 1:
12/31/2023	$8.94	$.27	$1.15	$1.42	$(.26)	$—	$(.26)	$10.10	16.08%	$15	.56%	.55%	2.82%
12/31/2022	19.62	.39	(3.09)	(2.70)	(.28)	(7.70)	(7.98)	8.94	(15.00)	13	.64	.54	3.29
12/31/2021	19.01	.54	.53	1.07	(.46)	—	(.46)	19.62	5.64	30	.67	.67	2.70
12/31/2020	18.18	.27	.85	1.12	(.29)	—	(.29)	19.01	6.24	1,120	.68	.68	1.70
12/31/2019	15.35	.46	3.03	3.49	(.47)	(.19)	(.66)	18.18	23.06	1,140	.66	.66	2.73
Class 1A:
12/31/2023	8.70	.24	1.13	1.37	(.24)	—	(.24)	9.83	15.92	6	.81	.80	2.54
12/31/2022	19.39	.35	(3.05)	(2.70)	(.29)	(7.70)	(7.99)	8.70	(15.31)	5	.88	.79	3.15
12/31/2021	18.97	.50	.52	1.02	(.60)	—	(.60)	19.39	5.39	6	.94	.92	2.50
12/31/2020	18.15	.22	.85	1.07	(.25)	—	(.25)	18.97	5.98	3	.93	.93	1.38
12/31/2019	15.33	.41	3.04	3.45	(.44)	(.19)	(.63)	18.15	22.76	2	.91	.91	2.41
Class 2:
12/31/2023	8.70	.24	1.12	1.36	(.24)	—	(.24)	9.82	15.76	165	.81	.80	2.54
12/31/2022	19.38	.36	(3.05)	(2.69)	(.29)	(7.70)	(7.99)	8.70	(15.25)	162	.88	.78	3.24
12/31/2021	18.95	.48	.53	1.01	(.58)	—	(.58)	19.38	5.37	211	.93	.92	2.44
12/31/2020	18.12	.23	.85	1.08	(.25)	—	(.25)	18.95	6.01	221	.93	.93	1.43
12/31/2019	15.30	.42	3.02	3.44	(.43)	(.19)	(.62)	18.12	22.76	257	.91	.91	2.49
Class 4:
12/31/2023	8.56	.21	1.12	1.33	(.22)	—	(.22)	9.67	15.66	143	1.06	1.05	2.29
12/31/2022	19.23	.33	(3.04)	(2.71)	(.26)	(7.70)	(7.96)	8.56	(15.52)	121	1.13	1.04	3.01
12/31/2021	18.82	.44	.51	.95	(.54)	—	(.54)	19.23	5.09	132	1.18	1.17	2.21
12/31/2020	18.01	.19	.83	1.02	(.21)	—	(.21)	18.82	5.73	112	1.18	1.18	1.19
12/31/2019	15.22	.37	3.01	3.38	(.40)	(.19)	(.59)	18.01	22.47	101	1.16	1.16	2.18

Refer to the end of the tables for footnotes.

American Funds Insurance Series	375

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Capital Income Builder
Class 1:
12/31/2023	$10.99	$.41	$.59	$1.00	$(.36)	$—	$(.36)	$11.63	9.28%	$660	.40%	.26%	3.68%
12/31/2022	12.17	.37	(1.21)	(.84)	(.34)	—	(.34)	10.99	(6.90)	586	.44	.26	3.31
12/31/2021	10.87	.37	1.28	1.65	(.35)	—	(.35)	12.17	15.31	563	.53	.27	3.19
12/31/2020	10.73	.31	.15	.46	(.32)	—	(.32)	10.87	4.64	621	.53	.35	3.07
12/31/2019	9.37	.32	1.36	1.68	(.32)	—	(.32)	10.73	18.16	533	.53	.53	3.17
Class 1A:
12/31/2023	10.98	.38	.59	.97	(.33)	—	(.33)	11.62	9.01	10	.65	.51	3.42
12/31/2022	12.15	.34	(1.19)	(.85)	(.32)	—	(.32)	10.98	(7.06)	10	.69	.52	3.06
12/31/2021	10.86	.34	1.27	1.61	(.32)	—	(.32)	12.15	14.95	10	.78	.52	2.94
12/31/2020	10.72	.28	.16	.44	(.30)	—	(.30)	10.86	4.38	6	.78	.60	2.81
12/31/2019	9.36	.29	1.37	1.66	(.30)	—	(.30)	10.72	17.90	6	.78	.78	2.84
Class 2:
12/31/2023	10.98	.38	.59	.97	(.33)	—	(.33)	11.62	9.01	15	.65	.51	3.43
12/31/2022	12.16	.34	(1.20)	(.86)	(.32)	—	(.32)	10.98	(7.13)	13	.69	.51	3.06
12/31/2021	10.87	.34	1.27	1.61	(.32)	—	(.32)	12.16	14.94	13	.78	.52	2.93
12/31/2020	10.72	.29	.16	.45	(.30)	—	(.30)	10.87	4.48	8	.78	.60	2.83
12/31/2019	9.36	.30	1.35	1.65	(.29)	—	(.29)	10.72	17.89	6	.78	.78	2.91
Class 4:
12/31/2023	10.96	.35	.59	.94	(.30)	—	(.30)	11.60	8.75	566	.90	.76	3.18
12/31/2022	12.14	.31	(1.20)	(.89)	(.29)	—	(.29)	10.96	(7.37)	530	.94	.76	2.81
12/31/2021	10.85	.31	1.27	1.58	(.29)	—	(.29)	12.14	14.68	559	1.03	.77	2.69
12/31/2020	10.71	.26	.15	.41	(.27)	—	(.27)	10.85	4.11	462	1.03	.85	2.55
12/31/2019	9.35	.27	1.36	1.63	(.27)	—	(.27)	10.71	17.62	454	1.03	1.03	2.68

Refer to the end of the tables for footnotes.

376	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)	Ratio of expenses to average net assets[3]	Ratio of net income to average net assets
Asset Allocation Fund
Class 1:
12/31/2023	$22.20	$.57	$2.54	$3.11	$(.56)	$(.89)	$(1.45)	$23.86	14.55%	$15,555	.30%	2.49%
12/31/2022	29.08	.52	(4.24)	(3.72)	(.51)	(2.65)	(3.16)	22.20	(13.19)	15,138	.30	2.15
12/31/2021	26.50	.48	3.54	4.02	(.50)	(.94)	(1.44)	29.08	15.40	18,836	.30	1.71
12/31/2020	24.05	.43	2.59	3.02	(.46)	(.11)	(.57)	26.50	12.71	19,238	.30	1.80
12/31/2019	21.29	.51	3.94	4.45	(.50)	(1.19)	(1.69)	24.05	21.54	17,730	.29	2.21
Class 1A:
12/31/2023	22.10	.51	2.53	3.04	(.51)	(.89)	(1.40)	23.74	14.32	32	.55	2.25
12/31/2022	28.97	.46	(4.22)	(3.76)	(.46)	(2.65)	(3.11)	22.10	(13.43)	27	.55	1.95
12/31/2021	26.42	.42	3.52	3.94	(.45)	(.94)	(1.39)	28.97	15.13	24	.55	1.49
12/31/2020	23.99	.37	2.58	2.95	(.41)	(.11)	(.52)	26.42	12.43	14	.55	1.56
12/31/2019	21.26	.45	3.92	4.37	(.45)	(1.19)	(1.64)	23.99	21.19	11	.54	1.95
Class 2:
12/31/2023	21.91	.50	2.52	3.02	(.51)	(.89)	(1.40)	23.53	14.27	4,261	.55	2.24
12/31/2022	28.74	.46	(4.19)	(3.73)	(.45)	(2.65)	(3.10)	21.91	(13.41)	4,228	.55	1.90
12/31/2021	26.21	.41	3.49	3.90	(.43)	(.94)	(1.37)	28.74	15.10	5,473	.55	1.46
12/31/2020	23.79	.37	2.56	2.93	(.40)	(.11)	(.51)	26.21	12.46	5,242	.55	1.55
12/31/2019	21.08	.45	3.89	4.34	(.44)	(1.19)	(1.63)	23.79	21.23	5,154	.54	1.96
Class 3:
12/31/2023	22.23	.53	2.55	3.08	(.52)	(.89)	(1.41)	23.90	14.37	30	.48	2.31
12/31/2022	29.12	.48	(4.25)	(3.77)	(.47)	(2.65)	(3.12)	22.23	(13.37)	28	.48	1.97
12/31/2021	26.53	.43	3.55	3.98	(.45)	(.94)	(1.39)	29.12	15.22	36	.48	1.53
12/31/2020	24.08	.39	2.59	2.98	(.42)	(.11)	(.53)	26.53	12.50	33	.48	1.62
12/31/2019	21.32	.47	3.93	4.40	(.45)	(1.19)	(1.64)	24.08	21.30	32	.47	2.02
Class 4:
12/31/2023	21.75	.44	2.49	2.93	(.45)	(.89)	(1.34)	23.34	14.02	5,807	.80	1.99
12/31/2022	28.56	.39	(4.16)	(3.77)	(.39)	(2.65)	(3.04)	21.75	(13.66)	5,380	.80	1.66
12/31/2021	26.06	.34	3.47	3.81	(.37)	(.94)	(1.31)	28.56	14.84	6,337	.80	1.22
12/31/2020	23.67	.31	2.54	2.85	(.35)	(.11)	(.46)	26.06	12.16	5,131	.80	1.30
12/31/2019	20.99	.39	3.87	4.26	(.39)	(1.19)	(1.58)	23.67	20.92	4,493	.79	1.71

Refer to the end of the tables for footnotes.

American Funds Insurance Series	377

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
American Funds Global Balanced Fund
Class 1:
12/31/2023	$12.55	$.33	$1.29	$1.62	$(.23)	$(1.57)	$(1.80)	$12.37	14.05%	$98	.53%	.52%	2.67%
12/31/2022	14.73	.26	(2.37)	(2.11)	—	(.07)	(.07)	12.55	(14.33)	96	.59	.58	1.99
12/31/2021	14.19	.18	1.37	1.55	(.19)	(.82)	(1.01)	14.73	11.05	120	.73	.73	1.24
12/31/2020	13.51	.17	1.24	1.41	(.19)	(.54)	(.73)	14.19	10.53	139	.72	.72	1.29
12/31/2019	11.67	.24	2.17	2.41	(.20)	(.37)	(.57)	13.51	20.79	134	.72	.72	1.88
Class 1A:
12/31/2023	12.49	.29	1.30	1.59	(.21)	(1.57)	(1.78)	12.30	13.77	3	.78	.77	2.42
12/31/2022	14.70	.22	(2.36)	(2.14)	—	(.07)	(.07)	12.49	(14.56)	3	.84	.84	1.71
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.83	4	.98	.98	1.02
12/31/2020	13.49	.14	1.23	1.37	(.16)	(.54)	(.70)	14.16	10.25	3	.97	.97	1.03
12/31/2019	11.65	.21	2.17	2.38	(.17)	(.37)	(.54)	13.49	20.54	2	.97	.97	1.63
Class 2:
12/31/2023	12.49	.30	1.29	1.59	(.20)	(1.57)	(1.77)	12.31	13.83	160	.78	.77	2.42
12/31/2022	14.70	.22	(2.36)	(2.14)	—	(.07)	(.07)	12.49	(14.56)	158	.84	.83	1.73
12/31/2021	14.16	.15	1.36	1.51	(.15)	(.82)	(.97)	14.70	10.79	208	.98	.98	1.01
12/31/2020	13.48	.14	1.23	1.37	(.15)	(.54)	(.69)	14.16	10.30	208	.97	.97	1.03
12/31/2019	11.65	.21	2.16	2.37	(.17)	(.37)	(.54)	13.48	20.44	207	.97	.97	1.64
Class 4:
12/31/2023	12.32	.26	1.27	1.53	(.18)	(1.57)	(1.75)	12.10	13.45	128	1.03	1.02	2.17
12/31/2022	14.53	.19	(2.33)	(2.14)	—	(.07)	(.07)	12.32	(14.73)	111	1.09	1.08	1.49
12/31/2021	14.02	.11	1.34	1.45	(.12)	(.82)	(.94)	14.53	10.46	135	1.23	1.23	.77
12/31/2020	13.36	.10	1.22	1.32	(.12)	(.54)	(.66)	14.02	10.00	105	1.22	1.22	.78
12/31/2019	11.55	.18	2.14	2.32	(.14)	(.37)	(.51)	13.36	20.21	94	1.22	1.22	1.37

Refer to the end of the tables for footnotes.

378	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
The Bond Fund of America
Class 1:
12/31/2023	$9.41	$.39	$.09	$.48	$(.35)	$—	$(.35)	$9.54	5.21%	$6,908	.39%	.20%	4.15%
12/31/2022	11.21	.31	(1.67)	(1.36)	(.32)	(.12)	(.44)	9.41	(12.26)	6,370	.39	.20	3.09
12/31/2021	11.89	.21	(.23)	(.02)	(.19)	(.47)	(.66)	11.21	(.14)	8,555	.39	.26	1.84
12/31/2020	11.17	.23	.87	1.10	(.27)	(.11)	(.38)	11.89	9.96	6,844	.40	.40	2.00
12/31/2019	10.47	.30	.71	1.01	(.31)	—	(.31)	11.17	9.70	6,481	.39	.39	2.76
Class 1A:
12/31/2023	9.35	.37	.08	.45	(.33)	—	(.33)	9.47	4.89	258	.64	.45	3.90
12/31/2022	11.16	.31	(1.69)	(1.38)	(.31)	(.12)	(.43)	9.35	(12.49)	220	.64	.45	3.15
12/31/2021	11.84	.18	(.23)	(.05)	(.16)	(.47)	(.63)	11.16	(.36)	12	.64	.51	1.59
12/31/2020	11.13	.20	.87	1.07	(.25)	(.11)	(.36)	11.84	9.68	9	.65	.65	1.74
12/31/2019	10.45	.27	.71	.98	(.30)	—	(.30)	11.13	9.36	7	.64	.64	2.48
Class 2:
12/31/2023	9.27	.36	.10	.46	(.33)	—	(.33)	9.40	5.02	2,879	.64	.45	3.89
12/31/2022	11.06	.28	(1.66)	(1.38)	(.29)	(.12)	(.41)	9.27	(12.58)	2,844	.64	.45	2.84
12/31/2021	11.73	.18	(.22)	(.04)	(.16)	(.47)	(.63)	11.06	(.31)	3,729	.64	.52	1.57
12/31/2020	11.02	.20	.86	1.06	(.24)	(.11)	(.35)	11.73	9.73	3,840	.65	.65	1.75
12/31/2019	10.34	.27	.70	.97	(.29)	—	(.29)	11.02	9.36	3,561	.64	.64	2.51
Class 4:
12/31/2023	9.23	.34	.09	.43	(.31)	—	(.31)	9.35	4.72	963	.89	.70	3.66
12/31/2022	11.01	.26	(1.65)	(1.39)	(.27)	(.12)	(.39)	9.23	(12.75)	787	.89	.70	2.61
12/31/2021	11.69	.15	(.22)	(.07)	(.14)	(.47)	(.61)	11.01	(.59)	891	.89	.76	1.34
12/31/2020	11.00	.17	.85	1.02	(.22)	(.11)	(.33)	11.69	9.38	714	.90	.90	1.48
12/31/2019	10.33	.24	.70	.94	(.27)	—	(.27)	11.00	9.08	502	.89	.89	2.25

Refer to the end of the tables for footnotes.

American Funds Insurance Series	379

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
Capital World Bond Fund
Class 1:
12/31/2023	$9.55	$.32	$.29	$.61	$—	$—	$—	$10.16	6.39%	$665	.48%	.48%	3.33%
12/31/2022	11.79	.25	(2.30)	(2.05)	(.03)	(.16)	(.19)	9.55	(17.43)	663	.51	.48	2.43
12/31/2021	12.94	.25	(.85)	(.60)	(.24)	(.31)	(.55)	11.79	(4.73)	988	.60	.50	2.06
12/31/2020	12.12	.26	.95	1.21	(.18)	(.21)	(.39)	12.94	10.17	1,219	.59	.52	2.08
12/31/2019	11.42	.31	.61	.92	(.22)	—	(.22)	12.12	8.08	1,077	.58	.58	2.60
Class 1A:
12/31/2023	9.50	.30	.28	.58	—	—	—	10.08	6.11	1	.73	.73	3.08
12/31/2022	11.76	.22	(2.30)	(2.08)	(.02)	(.16)	(.18)	9.50	(17.69)	1	.76	.73	2.19
12/31/2021	12.91	.23	(.85)	(.62)	(.22)	(.31)	(.53)	11.76	(4.88)	1	.85	.75	1.85
12/31/2020	12.10	.23	.95	1.18	(.16)	(.21)	(.37)	12.91	9.89	1	.83	.76	1.83
12/31/2019	11.41	.28	.60	.88	(.19)	—	(.19)	12.10	7.75	1	.83	.83	2.35
Class 2:
12/31/2023	9.45	.29	.29	.58	—	—	—	10.03	6.14	817	.73	.73	3.08
12/31/2022	11.70	.22	(2.29)	(2.07)	(.02)	(.16)	(.18)	9.45	(17.70)	765	.76	.73	2.18
12/31/2021	12.84	.22	(.84)	(.62)	(.21)	(.31)	(.52)	11.70	(4.92)	1,030	.85	.75	1.82
12/31/2020	12.03	.22	.95	1.17	(.15)	(.21)	(.36)	12.84	9.90	1,058	.84	.77	1.83
12/31/2019	11.34	.28	.60	.88	(.19)	—	(.19)	12.03	7.77	1,002	.83	.83	2.35
Class 4:
12/31/2023	9.33	.27	.28	.55	—	—	—	9.88	5.89	57	.98	.98	2.84
12/31/2022	11.57	.19	(2.25)	(2.06)	(.02)	(.16)	(.18)	9.33	(17.84)	53	1.01	.98	1.94
12/31/2021	12.71	.19	(.84)	(.65)	(.18)	(.31)	(.49)	11.57	(5.18)	66	1.10	1.00	1.57
12/31/2020	11.92	.19	.94	1.13	(.13)	(.21)	(.34)	12.71	9.62	61	1.09	1.02	1.58
12/31/2019	11.24	.24	.60	.84	(.16)	—	(.16)	11.92	7.54	49	1.08	1.08	2.09

Refer to the end of the tables for footnotes.

380	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers[3]	Ratio of expenses to average net assets after waivers[2,3]	Ratio of net income to average net assets[2]
American High-Income Trust
Class 1:
12/31/2023	$8.53	$.63	$.43	$1.06	$(.65)	$—	$(.65)	$8.94	12.69%	$223	.45%	.31%	7.10%
12/31/2022	10.19	.56	(1.47)	(.91)	(.75)	—	(.75)	8.53	(9.01)	224	.47	.32	5.95
12/31/2021	9.80	.51	.34	.85	(.46)	—	(.46)	10.19	8.74	278	.53	.37	4.95
12/31/2020	9.87	.61	.17	.78	(.85)	—	(.85)	9.80	8.21	123	.52	.52	6.46
12/31/2019	9.34	.67	.52	1.19	(.66)	—	(.66)	9.87	12.85	525	.51	.51	6.71
Class 1A:
12/31/2023	8.51	.61	.41	1.02	(.63)	—	(.63)	8.90	12.40	3	.70	.56	6.90
12/31/2022	10.16	.53	(1.46)	(.93)	(.72)	—	(.72)	8.51	(9.29)	1	.72	.57	5.70
12/31/2021	9.78	.49	.33	.82	(.44)	—	(.44)	10.16	8.42	1	.78	.64	4.75
12/31/2020	9.86	.56	.20	.76	(.84)	—	(.84)	9.78	7.94	1	.78	.78	5.85
12/31/2019	9.33	.65	.51	1.16	(.63)	—	(.63)	9.86	12.61	1	.75	.75	6.47
Class 2:
12/31/2023	8.35	.59	.41	1.00	(.62)	—	(.62)	8.73	12.45	533	.70	.56	6.85
12/31/2022	9.98	.52	(1.43)	(.91)	(.72)	—	(.72)	8.35	(9.26)	521	.72	.57	5.68
12/31/2021	9.61	.48	.33	.81	(.44)	—	(.44)	9.98	8.42	673	.78	.65	4.80
12/31/2020	9.70	.55	.19	.74	(.83)	—	(.83)	9.61	7.94	665	.78	.78	5.88
12/31/2019	9.19	.64	.50	1.14	(.63)	—	(.63)	9.70	12.55	667	.76	.76	6.45
Class 3:
12/31/2023	8.58	.61	.43	1.04	(.63)	—	(.63)	8.99	12.54	8	.63	.49	6.91
12/31/2022	10.24	.54	(1.47)	(.93)	(.73)	—	(.73)	8.58	(9.25)	9	.65	.50	5.76
12/31/2021	9.84	.50	.34	.84	(.44)	—	(.44)	10.24	8.60	10	.71	.58	4.86
12/31/2020	9.92	.57	.19	.76	(.84)	—	(.84)	9.84	7.93	10	.71	.71	5.94
12/31/2019	9.38	.66	.52	1.18	(.64)	—	(.64)	9.92	12.70	10	.69	.69	6.52
Class 4:
12/31/2023	9.26	.63	.46	1.09	(.60)	—	(.60)	9.75	12.18	107	.95	.81	6.62
12/31/2022	10.99	.55	(1.58)	(1.03)	(.70)	—	(.70)	9.26	(9.53)	77	.97	.82	5.44
12/31/2021	10.54	.50	.36	.86	(.41)	—	(.41)	10.99	8.18	90	1.03	.89	4.52
12/31/2020	10.56	.57	.22	.79	(.81)	—	(.81)	10.54	7.74	69	1.03	1.03	5.58
12/31/2019	9.96	.67	.54	1.21	(.61)	—	(.61)	10.56	12.27	63	1.01	1.01	6.21

Refer to the end of the tables for footnotes.

American Funds Insurance Series	381

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[2]	Ratio of net income to average net assets[2]
American Funds Mortgage Fund
Class 1:
12/31/2023	$9.45	$.45	$(.08)	$.37	$(.38)	$—	$(.38)	$9.44	4.03%	$17	.41%	.29%	4.76%
12/31/2022	10.63	.07	(1.10)	(1.03)	(.15)	—	(.15)	9.45	(9.76)	1	.45	.25	.70
12/31/2021	11.11	.06	(.09)	(.03)	(.08)	(.37)	(.45)	10.63	(.32)	231	.49	.29	.58
12/31/2020	10.56	.10	.64	.74	(.17)	(.02)	(.19)	11.11	6.98	224	.48	.36	.93
12/31/2019	10.30	.24	.30	.54	(.28)	—	(.28)	10.56	5.30	210	.47	.47	2.26
Class 1A:
12/31/2023	9.34	.41	(.07)	.34	(.36)	—	(.36)	9.32	3.72	2	.65	.53	4.38
12/31/2022	10.59	.19	(1.24)	(1.05)	(.20)	—	(.20)	9.34	(10.03)	2	.69	.54	1.91
12/31/2021	11.08	.04	(.10)	(.06)	(.06)	(.37)	(.43)	10.59	(.47)	2	.74	.54	.33
12/31/2020	10.55	.07	.63	.70	(.15)	(.02)	(.17)	11.08	6.63	1	.73	.59	.61
12/31/2019	10.28	.22	.30	.52	(.25)	—	(.25)	10.55	5.09	1	.71	.71	2.04
Class 2:
12/31/2023	9.36	.41	(.07)	.34	(.36)	—	(.36)	9.34	3.68	44	.64	.52	4.35
12/31/2022	10.61	.18	(1.23)	(1.05)	(.20)	—	(.20)	9.36	(9.94)	46	.69	.54	1.87
12/31/2021	11.09	.04	(.10)	(.06)	(.05)	(.37)	(.42)	10.61	(.57)	58	.74	.54	.33
12/31/2020	10.54	.08	.63	.71	(.14)	(.02)	(.16)	11.09	6.72	58	.73	.60	.68
12/31/2019	10.28	.21	.31	.52	(.26)	—	(.26)	10.54	5.04	56	.72	.72	2.01
Class 4:
12/31/2023	9.25	.38	(.06)	.32	(.34)	—	(.34)	9.23	3.51	45	.90	.78	4.12
12/31/2022	10.49	.16	(1.22)	(1.06)	(.18)	—	(.18)	9.25	(10.16)	40	.94	.79	1.66
12/31/2021	10.97	.01	(.09)	(.08)	(.03)	(.37)	(.40)	10.49	(.78)	43	.99	.79	.08
12/31/2020	10.44	.04	.63	.67	(.12)	(.02)	(.14)	10.97	6.38	37	.98	.85	.41
12/31/2019	10.19	.18	.31	.49	(.24)	—	(.24)	10.44	4.80	28	.97	.97	1.71

Refer to the end of the tables for footnotes.

382	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return	Net assets, end of year (in millions)		Ratio of expenses to average net assets	Ratio of net income (loss) to average net assets
Ultra-Short Bond Fund
Class 1:
12/31/2023	$11.35	$.55	$.01		$.56	$(.56)	$—	$(.56)	$11.35	4.94%	$40		.30%	4.81%
12/31/2022	11.27	.17	(.01)		.16	(.08)	—	(.08)	11.35	1.42	51		.32	1.48
12/31/2021	11.31	(.03)	(.01)		(.04)	—	—	—	11.27	(.35)	37		.37	(.28)
12/31/2020	11.30	.02	.02		.04	(.03)	—	(.03)	11.31	.34	44		.37	.16
12/31/2019	11.31	.22	—	[4]	.22	(.23)	—	(.23)	11.30	1.92	30		.36	1.92
Class 1A:
12/31/2023	11.35	.54	—		.54	(.54)	—	(.54)	11.35	4.79	—	[6]	.53	4.69
12/31/2022	11.28	.16	(.01)		.15	(.08)	—	(.08)	11.35	1.32	—	[6]	.31	1.40
12/31/2021	11.31	(.03)	—	[4]	(.03)	—	—	—	11.28	(.27)	—	[6]	.36	(.28)
12/31/2020	11.30	.03	.01		.04	(.03)	—	(.03)	11.31	.32	—	[6]	.35	.26
12/31/2019	11.31	.22	—	[4]	.22	(.23)	—	(.23)	11.30	1.92	—	[6]	.37	1.90
Class 2:
12/31/2023	11.00	.51	—	[4]	.51	(.53)	—	(.53)	10.98	4.64	273		.55	4.56
12/31/2022	10.93	.13	—	[4]	.13	(.06)	—	(.06)	11.00	1.17	297		.57	1.23
12/31/2021	10.99	(.06)	—	[4]	(.06)	—	—	—	10.93	(.55)	245		.62	(.53)
12/31/2020	11.01	— [4]	—	[4]	— [4]	(.02)	—	(.02)	10.99	.03	288		.62	(.05)
12/31/2019	11.03	.18	—	[4]	.18	(.20)	—	(.20)	11.01	1.62	230		.61	1.66
Class 3:
12/31/2023	11.14	.52	.01		.53	(.54)	—	(.54)	11.13	4.75	4		.48	4.64
12/31/2022	11.07	.13	—	[4]	.13	(.06)	—	(.06)	11.14	1.19	4		.50	1.19
12/31/2021	11.12	(.05)	—	[4]	(.05)	—	—	—	11.07	(.45)	5		.55	(.46)
12/31/2020	11.13	— [4]	.02		.02	(.03)	—	(.03)	11.12	.13	4		.55	.03
12/31/2019	11.14	.20	—	[4]	.20	(.21)	—	(.21)	11.13	1.76	3		.54	1.74
Class 4:
12/31/2023	11.05	.48	.01		.49	(.49)	—	(.49)	11.05	4.44	56		.80	4.28
12/31/2022	11.00	.12	(.03)		.09	(.04)	—	(.04)	11.05	.83	80		.82	1.05
12/31/2021	11.08	(.09)	.01		(.08)	—	—	—	11.00	(.72)	46		.87	(.79)
12/31/2020	11.13	(.04)	.01		(.03)	(.02)	—	(.02)	11.08	(.25)	40		.87	(.35)
12/31/2019	11.15	.16	—	[4]	.16	(.18)	—	(.18)	11.13	1.40	22		.86	1.40

Refer to the end of the tables for footnotes.

American Funds Insurance Series	383

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers[2]	Ratio of net income to average net assets[2]
U.S. Government Securities Fund
Class 1:
12/31/2023	$9.99	$.40	$(.09)	$.31	$(.39)	$—	$(.39)	$9.91	3.21%	$257	.33%	.21%	4.05%
12/31/2022	11.67	.32	(1.56)	(1.24)	(.44)	—	(.44)	9.99	(10.75)	242	.36	.22	2.90
12/31/2021	13.04	.18	(.26)	(.08)	(.18)	(1.11)	(1.29)	11.67	(.44)	522	.39	.29	1.50
12/31/2020	12.34	.16	1.07	1.23	(.26)	(.27)	(.53)	13.04	10.09	429	.38	.38	1.21
12/31/2019	11.94	.25	.43	.68	(.28)	—	(.28)	12.34	5.69	1,418	.37	.37	2.07
Class 1A:
12/31/2023	9.96	.38	(.10)	.28	(.37)	—	(.37)	9.87	2.88	5	.58	.46	3.83
12/31/2022	11.63	.29	(1.55)	(1.26)	(.41)	—	(.41)	9.96	(10.93)	4	.60	.47	2.70
12/31/2021	13.00	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.63	(.65)	5	.64	.53	1.28
12/31/2020	12.32	.09	1.10	1.19	(.24)	(.27)	(.51)	13.00	9.75	4	.64	.64	.69
12/31/2019	11.93	.22	.43	.65	(.26)	—	(.26)	12.32	5.42	2	.62	.62	1.82
Class 2:
12/31/2023	9.87	.37	(.09)	.28	(.37)	—	(.37)	9.78	2.89	1,073	.58	.46	3.80
12/31/2022	11.53	.29	(1.54)	(1.25)	(.41)	—	(.41)	9.87	(10.95)	1,059	.61	.47	2.69
12/31/2021	12.89	.15	(.25)	(.10)	(.15)	(1.11)	(1.26)	11.53	(.62)	1,391	.64	.54	1.24
12/31/2020	12.21	.09	1.10	1.19	(.24)	(.27)	(.51)	12.89	9.80	1,439	.64	.64	.73
12/31/2019	11.82	.22	.42	.64	(.25)	—	(.25)	12.21	5.31	1,343	.62	.62	1.82
Class 3:
12/31/2023	10.02	.39	(.10)	.29	(.37)	—	(.37)	9.94	3.00	6	.51	.39	3.85
12/31/2022	11.70	.30	(1.57)	(1.27)	(.41)	—	(.41)	10.02	(10.90)	6	.54	.40	2.76
12/31/2021	13.07	.16	(.26)	(.10)	(.16)	(1.11)	(1.27)	11.70	(.62)	9	.57	.47	1.31
12/31/2020	12.37	.10	1.12	1.22	(.25)	(.27)	(.52)	13.07	9.91	10	.57	.57	.78
12/31/2019	11.97	.23	.43	.66	(.26)	—	(.26)	12.37	5.49	9	.55	.55	1.88
Class 4:
12/31/2023	9.86	.35	(.10)	.25	(.34)	—	(.34)	9.77	2.62	183	.83	.71	3.54
12/31/2022	11.52	.26	(1.54)	(1.28)	(.38)	—	(.38)	9.86	(11.19)	190	.85	.72	2.45
12/31/2021	12.88	.12	(.25)	(.13)	(.12)	(1.11)	(1.23)	11.52	(.88)	238	.89	.79	.98
12/31/2020	12.22	.05	1.10	1.15	(.22)	(.27)	(.49)	12.88	9.48	272	.89	.89	.42
12/31/2019	11.84	.19	.42	.61	(.23)	—	(.23)	12.22	5.14	124	.87	.87	1.56

Refer to the end of the tables for footnotes.

384	American Funds Insurance Series

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expenses		Ratio of expenses
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	to average net assets before waivers/ reimburse- ments[7]		to average net assets after waivers/ reimburse- ments[2,7]		Net effective expense ratio[2,8,9]		Ratio of net income (loss) to average net assets[2]
Managed Risk Growth Fund
Class P1:
12/31/2023	$11.37	$.08	$2.28	$2.36	$(.08)	$(2.79)	$(2.87)	$10.86	23.77%	$13	.42%		.37%		.72%		.77%
12/31/2022	18.53	.06	(4.46)	(4.40)	(.22)	(2.54)	(2.76)	11.37	(24.62)	9	.41		.36		.69		.47
12/31/2021	17.25	.04	2.16	2.20	(.18)	(.74)	(.92)	18.53	13.08	13	.41		.36		.69		.19
12/31/2020	13.78	.07	4.20	4.27	(.12)	(.68)	(.80)	17.25	32.45	11	.42		.37		.72		.49
12/31/2019	12.30	.15	2.44	2.59	(.19)	(.92)	(1.11)	13.78	22.01	6	.42		.37		.73		1.19
Class P2:
12/31/2023	11.28	.05	2.26	2.31	(.07)	(2.79)	(2.86)	10.73	23.50	495	.67		.62		.97		.43
12/31/2022	18.42	.03	(4.45)	(4.42)	(.18)	(2.54)	(2.72)	11.28	(24.88)	445	.67		.62		.95		.20
12/31/2021	17.11	(.01)	2.16	2.15	(.10)	(.74)	(.84)	18.42	12.89	584	.67		.62		.95		(.07)
12/31/2020	13.71	.03	4.16	4.19	(.11)	(.68)	(.79)	17.11	32.03	554	.67		.62		.97		.20
12/31/2019	12.21	.09	2.45	2.54	(.12)	(.92)	(1.04)	13.71	21.74	434	.68		.63		.99		.73
Managed Risk International Fund
Class P1:
12/31/2023	$8.61	$.13	$.41	$.54	$(.15)	$(.64)	$(.79)	$8.36	6.36%	$2	.46%		.36%		.86%		1.60%
12/31/2022	10.55	.15	(1.75)	(1.60)	(.34)	—	(.34)	8.61	(15.27)[10]	2	.44	[10]	.37	[10]	.87	[10]	1.70	[10]
12/31/2021	11.07	.24	(.67)	(.43)	(.09)	—	(.09)	10.55	(3.92)[10]	2	.44	[10]	.36	[10]	.87	[10]	2.12	[10]
12/31/2020	11.01	.08	.22	.30	(.16)	(.08)	(.24)	11.07	3.13 [10]	2	.43	[10]	.35	[10]	.86	[10]	.82	[10]
12/31/2019	9.82	.17	1.54	1.71	(.20)	(.32)	(.52)	11.01	17.91 [10]	1	.41	[10]	.33	[10]	.84	[10]	1.64	[10]
Class P2:
12/31/2023	8.58	.10	.42	.52	(.14)	(.64)	(.78)	8.32	6.22	122	.73		.63		1.13		1.21
12/31/2022	10.48	.12	(1.74)	(1.62)	(.28)	—	(.28)	8.58	(15.54)	124	.70		.63		1.13		1.36
12/31/2021	10.99	.20	(.65)	(.45)	(.06)	—	(.06)	10.48	(4.13)	160	.71		.63		1.14		1.79
12/31/2020	10.92	.04	.23	.27	(.12)	(.08)	(.20)	10.99	2.80	168	.71		.63		1.14		.42
12/31/2019	9.76	.13	1.55	1.68	(.20)	(.32)	(.52)	10.92	17.64	165	.71		.63		1.14		1.21
Managed Risk Washington Mutual Investors Fund
Class P1:
12/31/2023	$11.24	$.20	$.79	$.99	$(.24)	$(1.49)	$(1.73)	$10.50	10.04%	$3	.42%		.37%		.76%		1.91%
12/31/2022	12.95	.23	(1.38)	(1.15)	(.56)	—	(.56)	11.24	(8.92)[10]	3	.41	[10]	.36	[10]	.75	[10]	1.96	[10]
12/31/2021	11.24	.16	1.79	1.95	(.24)	—	(.24)	12.95	17.46 [10]	2	.41	[10]	.36	[10]	.77	[10]	1.33	[10]
12/31/2020	12.01	.18	(.35)	(.17)	(.26)	(.34)	(.60)	11.24	(.93)[10]	2	.40	[10]	.35	[10]	.76	[10]	1.66	[10]
12/31/2019	11.28	.25	1.28	1.53	(.20)	(.60)	(.80)	12.01	14.14 [10]	1	.38	[10]	.33	[10]	.74	[10]	2.14	[10]
Class P2:
12/31/2023	11.18	.18	.77	.95	(.21)	(1.49)	(1.70)	10.43	9.73	322	.68		.63		1.02		1.71
12/31/2022	12.88	.19	(1.37)	(1.18)	(.52)	—	(.52)	11.18	(9.16)	321	.67		.62		1.01		1.62
12/31/2021	11.18	.11	1.79	1.90	(.20)	—	(.20)	12.88	17.11	371	.68		.62		1.03		.91
12/31/2020	11.91	.13	(.33)	(.20)	(.19)	(.34)	(.53)	11.18	(1.25)	355	.68		.63		1.04		1.18
12/31/2019	11.21	.18	1.31	1.49	(.19)	(.60)	(.79)	11.91	13.88	365	.68		.63		1.04		1.62

Refer to the end of the tables for footnotes.

American Funds Insurance Series	385

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions						Ratio of expense	Ratio of expenses
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in millions)	to average net assets before waivers/ reimburse- ments[7]	to average net assets after waivers/ reimburse- ments[2,7]	Net effective expense ratio[2,8,9]	Ratio of net income (loss) to average net assets[2]
Managed Risk Growth-Income Fund
Class P1:
12/31/2023	$12.51	$.20	$1.65	$1.85	$(.21)	$(1.62)	$(1.83)	$12.53	16.17%	$1,910	.41%	.36%	.66%	1.64%
12/31/2022	15.73	.18	(2.79)	(2.61)	(.30)	(.31)	(.61)	12.51	(16.74)	1,833	.41	.36	.65	1.33
12/31/2021	14.01	.14	1.99	2.13	(.21)	(.20)	(.41)	15.73	15.32	2,328	.41	.36	.66	.96
12/31/2020	13.76	.17	1.08	1.25	(.26)	(.74)	(1.00)	14.01	9.85	2,120	.41	.36	.66	1.24
12/31/2019	11.73	.22	2.01	2.23	(.10)	(.10)	(.20)	13.76	19.14	1,987	.42	.37	.67	1.71
Class P2:
12/31/2023	12.44	.17	1.64	1.81	(.18)	(1.62)	(1.80)	12.45	15.90	277	.66	.61	.91	1.39
12/31/2022	15.64	.15	(2.78)	(2.63)	(.26)	(.31)	(.57)	12.44	(16.93)	268	.66	.61	.90	1.10
12/31/2021	13.93	.10	1.98	2.08	(.17)	(.20)	(.37)	15.64	15.05	340	.66	.61	.91	.70
12/31/2020	13.69	.14	1.07	1.21	(.23)	(.74)	(.97)	13.93	9.58	315	.66	.61	.91	1.02
12/31/2019	11.67	.19	2.00	2.19	(.07)	(.10)	(.17)	13.69	18.84	283	.67	.62	.92	1.47
Managed Risk Asset Allocation Fund
Class P1:
12/31/2023	$12.43	$.31	$.87	$1.18	$(.26)	$(1.45)	$(1.71)	$11.90	10.51%	$10	.41%	.36%	.65%	2.61%
12/31/2022	15.33	.24	(2.34)	(2.10)	(.32)	(.48)	(.80)	12.43	(13.75)	7	.41	.36	.64	1.80
12/31/2021	13.84	.21	1.55	1.76	(.27)	—	(.27)	15.33	12.82	7	.41	.36	.66	1.43
12/31/2020	13.81	.25	.51	.76	(.21)	(.52)	(.73)	13.84	6.10	5	.41	.36	.66	1.91
12/31/2019	12.23	.26	1.92	2.18	(.03)	(.57)	(.60)	13.81	18.25	2	.41	.36	.65	2.01
Class P2:
12/31/2023	12.09	.21	.90	1.11	(.22)	(1.45)	(1.67)	11.53	10.23	2,093	.66	.61	.90	1.86
12/31/2022	14.93	.18	(2.25)	(2.07)	(.29)	(.48)	(.77)	12.09	(13.97)	2,182	.66	.61	.89	1.40
12/31/2021	13.45	.15	1.53	1.68	(.20)	—	(.20)	14.93	12.50	2,812	.66	.61	.91	1.03
12/31/2020	13.46	.15	.56	.71	(.20)	(.52)	(.72)	13.45	5.88	2,773	.66	.61	.91	1.15
12/31/2019	12.22	.19	1.93	2.12	(.31)	(.57)	(.88)	13.46	17.98	2,830	.66	.61	.90	1.51

Refer to the end of the tables for footnotes.

386	American Funds Insurance Series

Financial highlights (continued)

Portfolio turnover rate for all share classes	Year ended December 31,
excluding mortgage dollar roll transactions[11,12]	2023	2022	2021	2020	2019
Capital Income Builder	59%	48%	60%	110%	44%
Asset Allocation Fund	54	42	45	49	47
American Funds Global Balanced Fund	43	111	36	68	60
The Bond Fund of America	129	77	87	72	146
Capital World Bond Fund	110	114	64	88	110
American Funds Mortgage Fund	85	56	38	123	84
U.S. Government Securities Fund	113	77	126	112	103

Portfolio turnover rate for all share classes	Year ended December 31,
including mortgage dollar roll transactions[11,12]	2023	2022	2021	2020	2019
Global Growth Fund	29%	29%	18%	17%	14%
Global Small Capitalization Fund	36	40	29	38	50
Growth Fund	23	29	25	32	21
International Fund	28	42	44	40	32
New World Fund	36	40	43	70	38
Washington Mutual Investors Fund	29	30	90	40	37
Capital World Growth and Income Fund	29	42	85	36	29
Growth-Income Fund	26	25	24	33	27
International Growth and Income Fund	38	48	41	56	28
Capital Income Builder	149	126	93	184	72
Asset Allocation Fund	159	118	124	145	79
American Funds Global Balanced Fund	103	126	39	86	74
The Bond Fund of America	545	415	456	461	373
Capital World Bond Fund	286	188	91	145	159
American High-Income Trust	40	34	56	78	58
American Funds Mortgage Fund	1053	1141	975	1143	350
U.S. Government Securities Fund	744	695	433	867	277
Ultra-Short Bond Fund	— [13]	— [13]	— [13]	— [13]	— [13]
Managed Risk Growth Fund	39	97	32	80	10
Managed Risk International Fund	27	82	24	71	8
Managed Risk Washington Mutual Investors Fund	19	70	16	101	13
Managed Risk Growth-Income Fund	21	67	13	38	6
Managed Risk Asset Allocation Fund	13	48	5	30	8

[1]	Based on average shares outstanding.
[2]	This column reflects the impact of certain waivers/reimbursements from CRMC. During some of the years shown, CRMC waived a portion of investment advisory services fees on some funds, including each of the managed risk funds. In addition, during some of the years shown, CRMC reimbursed a portion of miscellaneous fees and expenses for some of the managed risk funds.
[3]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds, if applicable.
[4]	Amount less than $.01.
[5]	Amount less than .01%.
[6]	Amount less than $1 million.
[7]	This column does not include expenses of the underlying funds in which each fund invests.
[8]	This column reflects the net effective expense ratios for each fund and class, which include each class’s expense ratio combined with the weighted average net expense ratio of the underlying funds for the periods presented. Refer to the expense example for further information regarding fees and expenses.
[9]	Unaudited.
[10]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[11]	Refer to Note 5 for further information on mortgage dollar rolls.
[12]	Rates do not include the fund’s portfolio activity with respect to any Central Funds, if applicable.
[13]	Amount is either less than 1% or there is no turnover.

Refer to the notes to financial statements.

American Funds Insurance Series	387

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Funds Insurance Series and Shareholders of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Washington Mutual Investors Fund, Capital World Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder, Asset Allocation Fund, American Funds Global Balanced Fund, The Bond Fund of America, Capital World Bond Fund, American High-Income Trust, American Funds Mortgage Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the investment portfolios, of Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Washington Mutual Investors Fund, Capital World Growth and Income Fund, Growth-Income Fund, International Growth and Income Fund, Capital Income Builder, Asset Allocation Fund, American Funds Global Balanced Fund (formerly Global Balanced Fund), The Bond Fund of America, Capital World Bond Fund, American High-Income Trust, American Funds Mortgage Fund, Ultra-Short Bond Fund, U.S. Government Securities Fund, Managed Risk Growth Fund, Managed Risk International Fund, Managed Risk Washington Mutual Investors Fund, Managed Risk Growth-Income Fund and Managed Risk Asset Allocation Fund (twenty-three of the funds constituting American Funds Insurance Series, hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Los Angeles, California
February 12, 2024

We have served as the auditor of one or more investment companies in The Capital Group group of investment companies since 1934.

388	American Funds Insurance Series

Expense example	unaudited

The funds in American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the series, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2023, through December 31, 2023).

Actual expenses:

The first line of each share class in the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the tables on the following pages are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Insurance Series	389

Expense example (continued)

	Beginning account value 7/1/2023	Ending account value 12/31/2023	Expenses paid during period[1]	Annualized expense ratio
Global Growth Fund
Class 1 – actual return	$1,000.00	$1,065.36	$2.13	.41%
Class 1 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 1A – actual return	1,000.00	1,063.96	3.43	.66
Class 1A – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 2 – actual return	1,000.00	1,063.79	3.43	.66
Class 2 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 4 – actual return	1,000.00	1,062.63	4.73	.91
Class 4 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Global Small Capitalization Fund
Class 1 – actual return	$1,000.00	$1,043.89	$3.35	.65%
Class 1 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class 1A – actual return	1,000.00	1,042.39	4.63	.90
Class 1A – assumed 5% return	1,000.00	1,020.67	4.58	.90
Class 2 – actual return	1,000.00	1,042.62	4.63	.90
Class 2 – assumed 5% return	1,000.00	1,020.67	4.58	.90
Class 4 – actual return	1,000.00	1,041.23	5.92	1.15
Class 4 – assumed 5% return	1,000.00	1,019.41	5.85	1.15
Growth Fund
Class 1 – actual return	$1,000.00	$1,110.35	$1.86	.35%
Class 1 – assumed 5% return	1,000.00	1,023.44	1.79	.35
Class 1A – actual return	1,000.00	1,109.05	3.19	.60
Class 1A – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 2 – actual return	1,000.00	1,108.97	3.19	.60
Class 2 – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 3 – actual return	1,000.00	1,109.36	2.82	.53
Class 3 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 4 – actual return	1,000.00	1,107.63	4.52	.85
Class 4 – assumed 5% return	1,000.00	1,020.92	4.33	.85
International Fund
Class 1 – actual return	$1,000.00	$1,032.27	$2.71	.53%
Class 1 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 1A – actual return	1,000.00	1,030.90	3.99	.78
Class 1A – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 2 – actual return	1,000.00	1,030.85	3.99	.78
Class 2 – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 3 – actual return	1,000.00	1,031.76	3.64	.71
Class 3 – assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 4 – actual return	1,000.00	1,029.32	5.27	1.03
Class 4 – assumed 5% return	1,000.00	1,020.01	5.24	1.03
New World Fund
Class 1 – actual return	$1,000.00	$1,037.95	$2.93	.57%
Class 1 – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 1A – actual return	1,000.00	1,036.92	4.21	.82
Class 1A – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 2 – actual return	1,000.00	1,037.05	4.21	.82
Class 2 – assumed 5% return	1,000.00	1,021.07	4.18	.82
Class 4 – actual return	1,000.00	1,035.33	5.49	1.07
Class 4 – assumed 5% return	1,000.00	1,019.81	5.45	1.07

Refer to the end of the tables for footnotes.

390	American Funds Insurance Series

Expense example (continued)

	Beginning account value 7/1/2023	Ending account value 12/31/2023	Expenses paid during period[1]	Annualized expense ratio
Washington Mutual Investors Fund
Class 1 – actual return	$1,000.00	$1,090.53	$1.42	.27%
Class 1 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 1A – actual return	1,000.00	1,088.93	2.74	.52
Class 1A – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 2 – actual return	1,000.00	1,089.35	2.74	.52
Class 2 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 – actual return	1,000.00	1,087.70	4.05	.77
Class 4 – assumed 5% return	1,000.00	1,021.32	3.92	.77
Capital World Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,077.11	$2.15	.41%
Class 1 – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 1A – actual return	1,000.00	1,075.48	3.45	.66
Class 1A – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 2 – actual return	1,000.00	1,075.07	3.45	.66
Class 2 – assumed 5% return	1,000.00	1,021.88	3.36	.66
Class 4 – actual return	1,000.00	1,074.58	4.76	.91
Class 4 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Growth-Income Fund
Class 1 – actual return	$1,000.00	$1,101.17	$1.54	.29%
Class 1 – assumed 5% return	1,000.00	1,023.74	1.48	.29
Class 1A – actual return	1,000.00	1,099.76	2.86	.54
Class 1A – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 2 – actual return	1,000.00	1,099.71	2.86	.54
Class 2 – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 3 – actual return	1,000.00	1,100.09	2.49	.47
Class 3 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 4 – actual return	1,000.00	1,098.41	4.18	.79
Class 4 – assumed 5% return	1,000.00	1,021.22	4.02	.79
International Growth and Income Fund
Class 1 – actual return	$1,000.00	$1,052.31	$2.90	.56%
Class 1 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 1A – actual return	1,000.00	1,051.85	4.19	.81
Class 1A – assumed 5% return	1,000.00	1,021.12	4.13	.81
Class 2 – actual return	1,000.00	1,050.45	4.19	.81
Class 2 – assumed 5% return	1,000.00	1,021.12	4.13	.81
Class 4 – actual return	1,000.00	1,050.48	5.48	1.06
Class 4 – assumed 5% return	1,000.00	1,019.86	5.40	1.06
Capital Income Builder
Class 1 – actual return	$1,000.00	$1,054.07	$1.40	.27%
Class 1 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 1A – actual return	1,000.00	1,052.81	2.69	.52
Class 1A – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 2 – actual return	1,000.00	1,052.82	2.69	.52
Class 2 – assumed 5% return	1,000.00	1,022.58	2.65	.52
Class 4 – actual return	1,000.00	1,050.64	3.98	.77
Class 4 – assumed 5% return	1,000.00	1,021.32	3.92	.77

Refer to the end of the tables for footnotes.

American Funds Insurance Series	391

Expense example (continued)

	Beginning account value 7/1/2023	Ending account value 12/31/2023	Expenses paid during period[1]	Annualized expense ratio
Asset Allocation Fund
Class 1 – actual return	$1,000.00	$1,069.81	$1.57	.30%
Class 1 – assumed 5% return	1,000.00	1,023.69	1.53	.30
Class 1A – actual return	1,000.00	1,068.68	2.87	.55
Class 1A – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 2 – actual return	1,000.00	1,069.06	2.87	.55
Class 2 – assumed 5% return	1,000.00	1,022.43	2.80	.55
Class 3 – actual return	1,000.00	1,069.05	2.50	.48
Class 3 – assumed 5% return	1,000.00	1,022.79	2.45	.48
Class 4 – actual return	1,000.00	1,067.57	4.17	.80
Class 4 – assumed 5% return	1,000.00	1,021.17	4.08	.80
American Funds Global Balanced Fund
Class 1 – actual return	$1,000.00	$1,058.55	$2.75	.53%
Class 1 – assumed 5% return	1,000.00	1,022.53	2.70	.53
Class 1A – actual return	1,000.00	1,056.75	4.04	.78
Class 1A – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 2 – actual return	1,000.00	1,057.49	4.05	.78
Class 2 – assumed 5% return	1,000.00	1,021.27	3.97	.78
Class 4 – actual return	1,000.00	1,054.83	5.33	1.03
Class 4 – assumed 5% return	1,000.00	1,020.01	5.24	1.03
The Bond Fund of America
Class 1 – actual return	$1,000.00	$1,035.95	$1.03	.20%
Class 1 – assumed 5% return	1,000.00	1,024.20	1.02	.20
Class 1A – actual return	1,000.00	1,034.23	2.31	.45
Class 1A – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 2 – actual return	1,000.00	1,034.32	2.31	.45
Class 2 – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 4 – actual return	1,000.00	1,032.80	3.59	.70
Class 4 – assumed 5% return	1,000.00	1,021.68	3.57	.70
Capital World Bond Fund
Class 1 – actual return	$1,000.00	$1,047.42	$2.53	.49%
Class 1 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 1A – actual return	1,000.00	1,045.64	3.82	.74
Class 1A – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 2 – actual return	1,000.00	1,045.88	3.82	.74
Class 2 – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class 4 – actual return	1,000.00	1,045.50	5.10	.99
Class 4 – assumed 5% return	1,000.00	1,020.21	5.04	.99
American High-Income Trust
Class 1 – actual return	$1,000.00	$1,079.71	$1.63	.31%
Class 1 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class 1A – actual return	1,000.00	1,077.06	2.93	.56
Class 1A – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 2 – actual return	1,000.00	1,078.12	2.93	.56
Class 2 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 3 – actual return	1,000.00	1,077.60	2.57	.49
Class 3 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 4 – actual return	1,000.00	1,076.97	4.24	.81
Class 4 – assumed 5% return	1,000.00	1,021.12	4.13	.81

Refer to the end of the tables for footnotes.

392	American Funds Insurance Series

Expense example (continued)

	Beginning account value 7/1/2023	Ending account value 12/31/2023	Expenses paid during period[1]	Annualized expense ratio
American Funds Mortgage Fund
Class 1 – actual return	$1,000.00	$1,030.27	$1.64	.32%
Class 1 – assumed 5% return	1,000.00	1,023.59	1.63	.32
Class 1A – actual return	1,000.00	1,028.66	2.91	.57
Class 1A – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 2 – actual return	1,000.00	1,028.30	2.91	.57
Class 2 – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 4 – actual return	1,000.00	1,027.90	4.19	.82
Class 4 – assumed 5% return	1,000.00	1,021.07	4.18	.82
Ultra-Short Bond Fund
Class 1 – actual return	$1,000.00	$1,025.81	$1.58	.31%
Class 1 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class 1A – actual return	1,000.00	1,025.21	2.76	.54
Class 1A – assumed 5% return	1,000.00	1,022.48	2.75	.54
Class 2 – actual return	1,000.00	1,024.44	2.86	.56
Class 2 – assumed 5% return	1,000.00	1,022.38	2.85	.56
Class 3 – actual return	1,000.00	1,024.77	2.50	.49
Class 3 – assumed 5% return	1,000.00	1,022.74	2.50	.49
Class 4 – actual return	1,000.00	1,023.20	4.13	.81
Class 4 – assumed 5% return	1,000.00	1,021.12	4.13	.81
U.S. Government Securities Fund
Class 1 – actual return	$1,000.00	$1,028.15	$1.12	.22%
Class 1 – assumed 5% return	1,000.00	1,024.10	1.12	.22
Class 1A – actual return	1,000.00	1,027.35	2.40	.47
Class 1A – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 2 – actual return	1,000.00	1,027.41	2.40	.47
Class 2 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 3 – actual return	1,000.00	1,027.43	2.04	.40
Class 3 – assumed 5% return	1,000.00	1,023.19	2.04	.40
Class 4 – actual return	1,000.00	1,025.17	3.68	.72
Class 4 – assumed 5% return	1,000.00	1,021.58	3.67	.72

Refer to the end of the tables for footnotes.

American Funds Insurance Series	393

Expense example (continued)

	Beginning account value 7/1/2023	Ending account value 12/31/2023	Expenses paid during period[1,2]	Annualized expense ratio[2]	Effective expenses paid during period[3]	Effective annualized expense ratio[4]
Managed Risk Growth Fund
Class P1 – actual return	$1,000.00	$1,083.83	$2.05	.39%	$3.78	.72%
Class P1 – assumed 5% return	1,000.00	1,023.24	1.99	.39	3.67	.72
Class P2 – actual return	1,000.00	1,082.74	3.31	.63	5.09	.97
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	4.94	.97
Managed Risk International Fund
Class P1 – actual return	$1,000.00	$1,014.56	$1.78	.35%	$4.37	.86%
Class P1 – assumed 5% return	1,000.00	1,023.44	1.79	.35	4.38	.86
Class P2 – actual return	1,000.00	1,013.40	3.04	.60	5.73	1.13
Class P2 – assumed 5% return	1,000.00	1,022.18	3.06	.60	5.75	1.13
Managed Risk Washington Mutual Investors Fund
Class P1 – actual return	$1,000.00	$1,064.10	$1.92	.37%	$3.95	.76%
Class P1 – assumed 5% return	1,000.00	1,023.34	1.89	.37	3.87	.76
Class P2 – actual return	1,000.00	1,062.31	3.27	.63	5.30	1.02
Class P2 – assumed 5% return	1,000.00	1,022.03	3.21	.63	5.19	1.02
Managed Risk Growth-Income Fund
Class P1 – actual return	$1,000.00	$1,069.03	$1.88	.36%	$3.44	.66%
Class P1 – assumed 5% return	1,000.00	1,023.39	1.84	.36	3.36	.66
Class P2 – actual return	1,000.00	1,068.22	3.18	.61	4.74	.91
Class P2 – assumed 5% return	1,000.00	1,022.13	3.11	.61	4.63	.91
Managed Risk Asset Allocation Fund
Class P1 – actual return	$1,000.00	$1,058.48	$1.97	.38%	$3.37	.65%
Class P1 – assumed 5% return	1,000.00	1,023.29	1.94	.38	3.31	.65
Class P2 – actual return	1,000.00	1,056.67	3.11	.60	4.67	.90
Class P2 – assumed 5% return	1,000.00	1,022.18	3.06	.60	4.58	.90

[1]	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
[2]	The “expenses paid during period” and “annualized expense ratio” do not include the expenses of the underlying funds in which each fund invests.
[3]	The “effective expenses paid during period” are equal to the “effective annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the period).
[4]	The “effective annualized expense ratio” reflects the net annualized expense ratio of the class plus the class’s pro-rata share of the weighted average expense ratio of the underlying funds in which it invests.

394	American Funds Insurance Series

Liquidity Risk Management Program	unaudited

The series has adopted a liquidity risk management program (the “program”). The series’ board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages each fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of each fund’s investments, limiting the amount of each fund’s illiquid investments, and utilizing various risk management tools and facilities available to each fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of each fund’s investments is supported by one or more third-party liquidity assessment vendors.

The series’ board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2022, through September 30, 2023. No significant liquidity events impacting any of the funds were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing each fund’s liquidity risk.

American Funds Insurance Series	395

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396	American Funds Insurance Series

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American Funds Insurance Series	397

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the series[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	88	None
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	93	None
Jennifer C. Feikin, 1968	2022	Business Advisor; previously held positions at Google, AOL, 20th Century Fox and McKinsey & Company; Trustee, The Nature Conservancy of Utah; former Trustee, The Nature Conservancy of California	102	Hertz Global Holdings, Inc.
Leslie Stone Heisz, 1961	2022	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	102	Edwards Lifesciences; Public Storage, Inc.
Mary Davis Holt, 1950	2015–2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former COO, Time Life Inc. (1993–2003)	89	None
Merit E. Janow, 1958	2007	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	99	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2010	President and CEO, Bipartisan Policy Center; former President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina	93	None
Alexandra Trower, 1964	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	88	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	88	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Public Storage, Inc.

Interested trustees[4,5]

Name, year of birth and position with series	Year first elected a trustee or officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Donald D. O’Neal, 1960 Co-President	1998	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[6]	35	None
Michael C. Gitlin, 1970	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company; President, Chief Executive Officer and Director, The Capital Group Companies, Inc.[6]; Vice Chairman and Director, Capital Research and Management Company	88	None

The series statement of additional information includes further details about the series trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com/afis. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071. Attention: Secretary.

398	American Funds Insurance Series

Other officers5

Name, year of birth and position with series	Year first elected an officer of the series[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the series
Alan N. Berro, 1960 Co-President	1998	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[6]; Director, The Capital Group Companies, Inc.[6]
Maria Manotok, 1974 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, Senior Counsel and Director, Capital International, Inc.[6]; Senior Vice President, Secretary and Director, Capital Group Companies Global[6]; Senior Vice President, Secretary and Director, Capital Group International, Inc.[6]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Patrice Collette, 1967 Senior Vice President	2022	Partner — Capital World Investors, Capital International, Inc.[6]
Irfan M. Furniturewala, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital Strategy Research, Inc.[6]
Sung Lee, 1966 Senior Vice President	2008	Partner — Capital Research Global Investors, Capital Group Investment Management Pte. Ltd.[6]; Director, The Capital Group Companies, Inc.[6]
Keiko McKibben, 1969 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Carlos A. Schonfeld, 1971 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital International Limited[6]
Alan J. Wilson, 1961 Senior Vice President	2022	Partner — Capital World Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Courtney R. Taylor, 1975 Secretary	2010-2014; 2023	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Brian C. Janssen, 1972 Assistant Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the series within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the series serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the series investment adviser, Capital Research and Management Company, or affiliated entities (including the series principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Insurance Series	399

Office of the series

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Investment subadviser

Milliman Financial Risk Management LLC
(Managed Risk Funds only)
71 South Wacker Drive, 31st Floor
Chicago, IL 60606-4637

Custodian of assets

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2900

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

400	American Funds Insurance Series

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the series prospectuses and summary prospectuses, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com/afis.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the Capital Group website or upon request by calling AFS. The series files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the Capital Group website.

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This filing is available free of charge on the SEC website and our website.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectuses or summary prospectuses for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies of the series. If used as sales material after March 31, 2024, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Fund attribution data was produced using FactSet, a third-party software system, based on daily portfolios. Securities in their initial period of acquisition may not be included in this analysis. The analysis includes equity investments only and excludes forward contracts and fixed income investments, if applicable. It does not account for buy-and-sell transactions that might have occurred intraday. As a result, average portfolio weight percentages are approximate, and the actual average portfolio weight percentages might be higher or lower. Data elements, such as pricing, income, market cap, etc., were provided by FactSet. The indexes provided for attribution are based on FactSet’s methodology. The indexes are broad-based market benchmarks and may not be used by Capital Group® as the sole comparative index for the funds. Capital Group believes the software and information from FactSet to be reliable. However, Capital Group cannot be responsible for inaccuracies, incomplete information or updating of information by FactSet.

Hedge instruments, including exchange-traded futures contracts and exchange-traded put options, may not provide an effective hedge of the underlying securities because changes in the prices of such instruments may not track those of the securities they are intended to hedge. In addition, the managed risk strategy may not effectively protect the funds from market declines and will limit the funds’ participation in market gains. The use of the managed risk strategy could cause the funds’ returns to lag those of the applicable underlying funds in certain rising market conditions.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. American Funds Insurance Series portfolio managers average 28 years of investment industry experience, including 23 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds Insurance Series’ superior outcomes

American Funds Insurance Series equity-focused funds have beaten their comparable Lipper indexes in 88% of 10-year periods and 100% of 20-year periods.2 Our fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.3 We strive to keep management fees competitive. Over the past 20 years, most funds’ fees have been below industry averages.4

[1]	Portfolio manager experience as of the American Funds Insurance Series prospectus dated May 1, 2023.
[2]	Based on Class 1 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2022. Periods covered are the shorter of the fund’s lifetime or since the inception date of the comparable Lipper index or average. The comparable Lipper indexes are: Global Funds Index (Global Growth Fund, Capital World Growth and Income Fund), Growth Funds Index (Growth Fund), International Funds Index (International Fund, International Growth and Income Fund), Emerging Markets Funds Index (New World Fund), Growth & Income Funds Index (Washington Mutual Investors Fund, Growth and Income Fund) and Balanced Funds Index (Asset Allocation Fund). The Lipper Global Small-/Mid-Cap Funds Average was used for Global Small Capitalization Fund. Lipper source: Refinitiv Lipper. There have been periods when the fund has lagged the index.
[3]	Based on Class 1 share results as of December 31, 2022. Four of our five fixed income American Funds that have been in existence for the three year period showed a three-year correlation lower than their respective Morningstar peer group averages. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	Based on management fees for the 20-year period ended December 31, 2022, versus comparable Lipper categories, excluding funds of funds.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

(b)  Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Robert J. Boulware, Susan C. Gause, Nancy Hawthorne, and Dawn M. Vroegop have each been determined to be an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP (“Deloitte”), the registrant’s principal accountant.

(a)  Audit Fees

The aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements and for services that are normally provided by Deloitte in connection with statutory and regulatory filings for the fiscal years ended December 31, 2022 and December 31, 2023 were $2,575,395 and $2,708,192, respectively.

(b)  Audit-Related Fees

During the fiscal years ended December 31, 2022 and December 31, 2023, Deloitte billed $88,299 and $91,830, respectively, for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant. Represent fees for services rendered to the registrant for Rule 17f-2 security count procedures for select portfolios for the years ended December 31, 2022 and 2023.

(c)  Tax Fees

The aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2022 and December 31, 2023 were $311,570 and $312,866, respectively. Represent fees for services rendered to the registrant for review of tax returns for the fiscal years ended December 31, 2022 and December 31, 2023.

During the fiscal years ended December 31, 2022 and December 31, 2023, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d)  All Other Fees

The registrant was not billed for any other products or services provided by Deloitte for the fiscal years ended December 31, 2022 and December 31, 2023 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2022 and December 31, 2023, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1)  The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Trustee is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(2)  Not applicable.

(f)  Not applicable.

(g)  The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for 2022 and 2023 were $13,485 and $105,265, respectively.

(h)  The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

(i)  Not applicable.

(j)  Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)  Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)  The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)  There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)  Not applicable.

(b)  Not applicable.

Item 13. Exhibits

(a)(1)  Code of Ethics is attached hereto.

(a)(2)  The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)  Not applicable.

(a)(4)  Not applicable.

(b)(1)  The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(b)(2)  The certification required under Section  906 of the Sarbanes-Oxley Act of 2002, regarding American Funds Growth Portfolio, a series of the Trust, by American Funds Insurance Series, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIGHTHOUSE FUNDS TRUST I

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 6, 2024

By:	/s/ Alan R. Otis
Alan R. Otis
Chief Financial Officer and Treasurer

Date:	March 6, 2024